UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05186

Exact name of registrant as specified in charter:	Advanced Series Trust

Address of principal executive offices:	655 Broad Street, 6th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 6th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2023

Date of reporting period:	12/31/2023

Item 1 – Reports to Stockholders

Advanced Series Trust

ANNUAL REPORT December 31, 2023

AST ClearBridge Dividend Growth Portfolio

AST Cohen & Steers Realty Portfolio

AST Emerging Markets Equity Portfolio

AST International Equity Portfolio

AST Large-Cap Core Portfolio

AST Large-Cap Growth Portfolio

AST Large-Cap Value Portfolio

AST MFS Global Equity Portfolio

AST Mid-Cap Growth Portfolio

AST Mid-Cap Value Portfolio

AST Small-Cap Growth Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Natural Resources Portfolio

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2023

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments, Financial Statements, and Financial Highlights

	Glossary	A1
	AST Clearbridge Dividend Growth Portfolio	A2
	AST Cohen & Steers Realty Portfolio	A8
	AST Emerging Markets Equity Portfolio	A12
	AST International Equity Portfolio	A40
	AST Large-Cap Core Portfolio	A54
	AST Large-Cap Growth Portfolio	A64
	AST Large-Cap Value Portfolio	A71
	AST MFS Global Equity Portfolio	A79
	AST Mid-Cap Growth Portfolio	A84
	AST Mid-Cap Value Portfolio	A92
	AST Small-Cap Growth Portfolio	A101
	AST Small-Cap Value Portfolio	A111
	AST T. Rowe Price Natural Resources Portfolio	A127

Section B	Notes to Financial Statements
Section C	Report of Independent Registered Public Accounting Firm
Section D	Information about Board Members and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2023

∎	DEAR CONTRACT OWNER:

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin
President,
Advanced Series Trust	January 31, 2024

Market Overview — unaudited	Annual Report	December 31, 2023

Equity Market Overview

Easing inflationary pressures, hopes for central bank interest rate cuts, and artificial intelligence (AI) excitement helped drive equity returns sharply higher in 2023. Markets rose despite several headwinds, including the failure of several high-profile banks in the spring and Hamas’ attack on Israel in October. Anticipation of a rate-cut pivot pushed the 10-year US Treasury yield lower, which helped bond markets post gains for the first time in two years. Conversely, oil and gas prices retreated based on fears of oversupply.

Equities rally worldwide during the year

US equities were led by the tech-heavy Nasdaq Composite, which soared 43.42%. The large-cap S&P 500 Index advanced 26.29%, and the broad-based Russell 3000 Index added 25.96%. Stocks gained internationally as well, with the MSCI ACWI Ex-US Index—a gauge of stock performance in developed and emerging markets outside the US—gaining 15.62%. (Performance is based on net returns in US dollars unless stated otherwise and assumes reinvestment of dividends.)

Rate-cut expectations drove market sentiment

The US Federal Reserve (the Fed) hiked the federal funds rate four times in 2023 but paused at its September Federal Open Market Committee (FOMC) meeting. Market enthusiasm spiked in December when the Fed held interest rates steady for the third consecutive FOMC meeting. After the December meeting, Fed Chairman Jerome Powell noted that rates were “likely at or near peak,” and the Fed signaled the potential for several rate cuts in 2024.

During the year, inflation trended lower while still remaining above the Fed’s 2% target. Gross domestic product gained steadily in both the first and second quarters, followed by faster-than-expected growth in the third quarter.

Generative AI boosts US technology stocks

Enthusiasm over generative AI and its implications for both labor and operational efficiencies drove US stock market gains during the year. The market capitalization of NVIDIA Corp., maker of an overwhelming majority of the chips needed for generative AI programs, surged to over $1 trillion. In all, seven mega-tech companies—Apple, Inc., Alphabet, Inc., Microsoft Corp., Amazon.com, Inc., Meta Platforms, Inc., Tesla, Inc., and NVIDIA Corp. (also known as the Magnificent Seven)—accounted for most of the S&P 500 Index’s positive returns in 2023.

Fueled by technology stocks, growth equities handily outperformed value equities. During the year, the Russell 1000 Growth Index surged 42.68%, significantly higher than the 11.46% gain of the Russell 1000 Value Index. The Russell Midcap Index rose 17.23%, and the small-cap Russell 2000 Index added 16.93%.

Financials gain despite rising rates and bank failures

While financial services stocks ultimately ended the year higher, challenges proliferated as bank profit margins were squeezed by higher interest rates and elevated borrowing costs. Higher rates prompted concerns about liquidity, which then led to several bank runs. Over the course of a few weeks in the spring, the deposits of Silicon Valley Bank Group, Signature Bank, and First Republic Bank were all seized by the Federal Deposit Insurance Corporation, significantly impacting other regional banking stocks. Fears also spread to Europe as the 167-year-old Credit Suisse AG suffered a similar demise before it was absorbed by its rival UBS Group AG.

Oil and gas prices plummet

Despite increasing geopolitical strife in the Middle East and the continuation of the Russia-Ukraine war, oil prices fell during the year. Fears of oversupply weighed on markets, combined with a weaker-than-expected recovery in China. Natural gas prices experienced double-digit losses on record production, higher supply inventories, and a warm start to winter in the northern hemisphere.

Developed markets rally

European equities rose as inflation cooled during 2023. However, unlike the Fed in the United States, neither the European Central Bank nor the Bank of England gave any indication of potential interest rate cuts in 2024. Macroeconomic data in the region remained uncertain.

Japan’s negative interest rate policy, which has been in place since 2016, continued even as inflation remained above the Bank of Japan’s 2% target. The Bank of Japan maintained its conservative guidance, although indications surfaced that it would begin adjusting its ultra-loose monetary policy. Japanese stocks posted solid gains into year-end, helped by better earnings and corporate governance reform.

Developed equity markets outside the US and Canada, as measured by the MSCI EAFE Index, rose 18.85% during the year, while the MSCI Europe Index gained 19.89% and the MSCI Japan Index soared 20.32%.

Market Overview — unaudited (continued)	Annual Report	December 31, 2023

Emerging-market stocks trail as China’s recovery disappoints

Emerging-market stocks gained but underperformed their developed-market peers. The year began with strong hopes for a recovery in China as the country lifted its zero-COVID policy. When that optimism faded following the policy change, confidence waned and pushed down the value of stocks in China. Meanwhile, Indian stocks posted strong returns on bullish sentiment due to solid economic growth and robust international investments.

In Latin America, Mexico’s central bank said interest rate cuts were possible in early 2024 and revised its inflation and growth forecast for the year, while Brazil began its monetary policy easing during the summer. In Argentina, newly elected President Javier Milei lifted the value of stocks with his ideas for economic reform.

Fixed Income Market Overview

After a dismal bond market performance for most of 2023, strong rallies in November and December lifted fixed income prices. The potential end of central bank interest rate hikes and the growing possibility of rate cuts in 2024 were the driving forces behind the renewed strength in bonds.

The rally in bond prices pushed the US 10-year Treasury yield from 5.0% to below 4.0% in a matter of weeks, and the yield ultimately ended the year at 3.88%. (Yields move inversely to prices.) Bonds registered their first gain in two years, with the Bloomberg US Aggregate Bond Index gaining 5.53%. Bonds issued by the US government and indexed to inflation, or Treasury inflation-protected securities (TIPS), added 3.90% per the Bloomberg US TIPS Index.

High yield bonds (i.e., debt rated below investment grade) were the standout performers, rising 13.46%, as measured by the Bloomberg US Corporate High Yield Index. Emerging-market debt, based on the J.P. Morgan EMBI Global Diversified Index, also posted solid gains, up 11.09%. (All returns cited are in US dollars unless stated otherwise.)

Central bankers turn dovish

The year began with consistently hawkish comments from developed-market central banks and continued interest rate hikes. (A hawkish view signals a tighter monetary policy supported by the potential for higher rates. A dovish view signals the potential for a looser monetary policy supported by holding rates steady or lowering them.) Over the reporting period, the Federal Reserve (the Fed) raised rates by an additional 100 basis points. (One basis point equals 0.01%.)

While remaining above the Fed’s 2% target, inflation began to cool in the second half of 2023. Slowing pricing pressures prompted the Fed to pause interest rate hikes at its September Federal Open Market Committee (FOMC) meeting, and it held rates steady through the end of the year. The pause lifted market expectations that the Fed was likely done hiking and increased hopes for future rate cuts. After the December FOMC meeting, Fed Chairman Jerome Powell noted that rates were “likely at or near peak,” and the Fed signaled the potential for several rate cuts in 2024.

The European Central Bank (ECB) also paused interest rate hikes at its October meeting amid a cooling inflation environment. However, ECB officials stated that any hope of rate cuts would be “premature” and that the fight against inflation would continue. Despite a rising inflation trend, the Bank of Japan maintained its negative interest rate policy. However, the Bank of Japan began to loosen its grip on long-term interest rates, and signs emerged of a possible end to the country’s ultra-loose monetary policy.

Investors hope for a soft landing

The US economy proved resilient, as gross domestic product showed better-than-expected real growth in 2023, buoyed by strength in manufacturing and robust (albeit moderating) consumer spending, particularly on travel and entertainment. With inflation cooling and employment growth slowing, investors’ anticipation of a soft landing increased. (A soft landing refers to the central bank tightening monetary policy enough to slow the economy and lower inflation without causing a recession.)

Treasury yields spike but end the year unchanged

Throughout 2023, yields on short-term US Treasuries were higher than those of longer-dated issues, referred to as yield curve inversion. (Typically, longer-term issues command a higher yield than shorter issues.) While the yield curve inversion continued into year-end, interest rates started to normalize.

The 10-year US Treasury yield began the year at 3.88%, spiked as high as 5% in October, only to end the year back at 3.88%. This drop in yields helped the US Treasury market post its first annual gain since 2020. Short-maturity yields, which are more sensitive to changes in monetary policy, declined the most during the year.

Government bonds in the United Kingdom, Germany, and Japan followed a similar path, with 10-year yields retreating from highs earlier in the year.

Credit spreads widen

Spreads and yields tightened into year-end as risk assets benefited from easing pricing pressures, better-than-feared third-quarter corporate earnings, and expectations that the Fed would pivot to interest rate cuts sometime in 2024. (Risk assets generally refer to assets that potentially have a significant

Market Overview — unaudited (continued)	Annual Report	December 31, 2023

degree of price volatility, such as equities, high yield bonds, real estate, and currencies.) These solid fundamentals helped US investment-grade corporate spreads tighten. US high yield bonds rallied strongly amid lower new issuances, resilient economic data, and an ongoing supply deficit.

Emerging-market bond performance varies by region

Emerging-market bonds delivered positive returns in US dollar terms but underperformed their developed-market bond peers. Similar to equities, performance diverged by region. Latin America was the strongest performer, as local-currency bonds benefited from strong domestic economies. Asian bonds had a more mixed performance, as China’s economic headwinds and geopolitical tensions impacted the country’s sovereign bonds. Geopolitical strife caused bonds in emerging-market Europe, the Middle East, and Africa to lag.

AST ClearBridge Dividend Growth Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	14.32%	12.91%	10.05%
S&P 500 Index	26.29	15.69	12.03

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST ClearBridge Dividend Growth Portfolio returned 14.32%. The Portfolio underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

Equities delivered positive returns during calendar year 2023 (the reporting period), with the broad market S&P 500 Index advancing 26.29%. Growth stocks outpaced value stocks by a large margin, with the Russell 1000 Growth Index gaining 42.68% versus the Russell 1000 Value Index’s 11.46% advance. Resilient corporate earnings among mega-cap growth stocks and investor enthusiasm about the potential for artificial intelligence (AI) led to outsized returns in the information technology and communication services sectors. Continued interest rate hikes by the US Federal Reserve to tame inflation drove 10-year US Treasury yields up for most of the year, weighing on income-oriented sectors such as utilities and consumer staples. A weaker-than-expected recovery in China weighed on energy demand and oil prices, with the energy sector joining utilities as the other sector with negative returns. The healthcare sector was also out of favor due to rising healthcare system costs and concerns about diabetes and obesity medications that could negatively impact other therapeutic areas.

What strategies or holdings affected the Portfolio’s performance?*

The largest positive contributor to the Portfolio’s performance during the reporting period was Microsoft Corp., which is the Portfolio’s largest holding. Given its partnership with OpenAI and its leading position in cloud computing, ClearBridge believes Microsoft is well positioned to profit from the boom in AI. However, due to its tremendous scale and diversification, as well as its diverse portfolio of software and cloud offerings, ClearBridge believes the company is not solely dependent upon AI for success.

Financial holdings were another area of strength. Apollo Global Management, Inc., a longtime Portfolio holding, was particularly strong. In 2009, Apollo invested in Athene Holding Ltd., a startup retirement services company, and became the asset manager for Athene’s investment portfolio. Athene is now the largest issuer of fixed annuities and one of the largest competitors in the space. As Athene’s franchise has grown, Apollo’s asset management business and earnings have soared.

On the downside, industrials company RTX Corp. underperformed significantly. On July 25, 2023, RTX announced it had discovered a manufacturing defect in some of its jet engines, which led to RTX grounding the engines, replacing the parts, and reimbursing the airlines for costs associated with the downtime. While this development weighed negatively on RTX’s stock, ClearBridge’s active management of the position meaningfully reduced the impact of the stock’s negative performance. Earlier in July, ClearBridge had significantly trimmed its RTX position to reflect some cyclical risks, limiting the negative impact when shares sold off following the announcement. When RTX delayed a scheduled update in early September, ClearBridge interpreted it as a modestly negative development and further pared its position.

Throughout 2023, ClearBridge took advantage of undue declines in areas hurt by rising interest rates to increase exposure in American Tower Corp., Enbridge, Inc., Public Storage, Sempra, and The Williams Companies, Inc. to take advantage of potential future stock price appreciations. ClearBridge also reduced exposure in Apple, Inc., as its growth was deemed insufficient to sustain its stock price multiple amid higher interest rates. ClearBridge also found opportunities in overlooked areas of healthcare, such as Gilead Sciences, Inc. and AstraZeneca plc. ClearBridge favors increasing exposure to defensive and growing healthcare names at below-market multiples.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST ClearBridge Dividend Growth Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST ClearBridge Dividend Growth (As of 12/31/2023)

Ten Largest Holdings	Line of Business	% of Net Assets
Microsoft Corp.	Software	5.4%
Apollo Global Management, Inc.	Financial Services	3.9%
Comcast Corp. (Class A Stock)	Media	3.1%
JPMorgan Chase & Co.	Banks	3.1%
Sempra	Multi-Utilities	3.1%
Williams Cos., Inc. (The)	Oil, Gas & Consumable Fuels	2.9%
Enbridge, Inc. (Canada)	Oil, Gas & Consumable Fuels	2.8%
Linde PLC	Chemicals	2.7%
Becton, Dickinson & Co.	Health Care Equipment & Supplies	2.7%
Vulcan Materials Co.	Construction Materials	2.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Cohen & Steers Realty Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	12.08%	8.79%	8.29%
FTSE NAREIT All Equity REITs Index	11.36	7.59	7.95

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST Cohen & Steers Realty Portfolio returned 12.08%. The Portfolio outperformed the FTSE NARIET All Equity REITs Index.

What were the market conditions during the reporting period?

Real estate shares rose during calendar year 2023 (the reporting period), bolstered by generally healthy real estate fundamentals and, toward the end of the reporting period, optimism for a potential economic soft landing. (A soft landing refers to a central bank tightening monetary policy enough to lower inflation without causing a recession.) Interest rates played an outsized role on real estate share price performance throughout the reporting period, with the market focused on the potential timing and magnitude of a Federal Reserve (Fed) pivot toward interest rate cuts following its campaign of recent extensive monetary policy tightening. Expectations then increased that the Fed could begin cutting the federal funds rate as early as the first half of 2024.

During the reporting period, data centers benefited from strength in cloud demand and the early innings of an expected multi-year tailwind from artificial intelligence, resulting in an upward trend in pricing. Solid leasing activity and retailer strength buoyed retail-oriented property types, led by regional malls. Single-family homes for rent benefited from favorable supply-and-demand fundamentals. Apartments were negatively affected by weak rent growth, with the previously strong Sunbelt region challenged by increased supply.

Industrial real estate investment trusts (REITs) performed well during the reporting period on the prospect of a soft landing. But while rent growth in some US cities appeared to be stabilizing, other markets were decelerating. In Cohen & Steers’ view, lower mortgage rates could lead to more housing transactions, driving demand for the self-storage space. For now, however, new-tenant rents for US-based storage companies may not have bottomed out. Office REITs, where longer-term demand is uncertain, posted relatively modest gains during the reporting period. Infrastructure was pressured during the reporting period, as new leasing activity in the US softened due in part to slowing tenant spending on 5G (i.e., the fifth-generation standard for cellular networks). However, mobile usage continues to climb.

What strategies or holdings affected the Portfolio’s performance?*

Contributors to relative performance included stock selection in the healthcare sector, led by an overweight allocation relative to the index in Welltower Inc. Welltower’s performance was driven by customer rate increases, growing occupancy, and declining labor costs. The timing of allocations in infrastructure also contributed positively to performance, as did an overweight allocation relative to the index and stock selection in single-family homes. The latter benefited from positive supply/demand fundamentals stemming from affordability issues in the homes-for-sale market alongside demographic shifts.

Key detractors from the Portfolio’s performance during the reporting period included stock selection in apartments due to overweight positions in companies with assets in the Sunbelt region, which struggled amid increased supply. An overweight allocation relative to the index in free-standing REITs also detracted from performance. This sector tends to be among the most interest rate sensitive. Selection in offices further hindered performance, as an overweight allocation relative to the index in Highwoods Properties Inc., with its assets concentrated in the southern US, declined during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Cohen & Steers Realty Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Cohen & Steers Realty (As of 12/31/2023)

Ten Largest Holdings	Real Estate Sectors	% of Net Assets
American Tower Corp.	Specialized REITs	9.5%

Prologis, Inc.	Industrial REITs	8.1%
Welltower, Inc.	Health Care REITs	7.9%

Digital Realty Trust, Inc.	Specialized REITs	6.8%
Simon Property Group, Inc.	Retail REITs	6.6%

Invitation Homes, Inc.	Residential REITs	5.7%
Realty Income Corp.	Retail REITs	4.7%

Crown Castle, Inc.	Specialized REITs	4.2%
Sun Communities, Inc.	Residential REITs	4.1%

Iron Mountain, Inc.	Specialized REITs	4.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Emerging Markets Equity Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	12.31%	0.77%	0.07%
MSCI Emerging Markets Index® (GD)	10.27	4.08	3.05

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST Emerging Markets Equity Portfolio returned 12.31%. The Portfolio outperformed the MSCI Emerging Markets Index (GD).

What were the market conditions during the reporting period?

Investors entered calendar year 2023 (the reporting period) with fears that interest rate hikes by global central banks looking to rein in inflation would ultimately tip some of the major developed economies into a recession. However, the global economy proved to be more resilient than many investors expected. Risk sentiment improved markedly in the fourth quarter of the reporting period, as several central banks appeared to be nearing the end of their interest-rate-hike campaigns.

Emerging-market equities, as measured by the MSCI Emerging Market Index (ND), gained 9.83% during the reporting period, lagging their developed-market counterparts. China continued to be a key detractor, producing negative returns for the third straight reporting period as economic growth there lagged expectations. International developed-market equities performed better, with the MSCI EAFE Index (ND) rising 18.24% during the reporting period. At the country level, the United Kingdom underperformed the broad European area and Japan.

What strategies or holdings affected the Portfolio’s performance?*

Risk exposures drove the Portfolio’s positive returns for the reporting period, as both the AQR Capital Management, LLC (AQR) and J.P. Morgan Investment Management (JPMIM) sleeves were favorably exposed to value stocks (i.e., stocks with low price-to-earnings and price-to-book ratios), stocks with a dividend yield, and stocks with “quality” characteristics (i.e., earnings centered on a company’s core operating business, profitability, and high liquidity). These exposures all enhanced the Portfolio’s relative returns. Given AQR’s investment process, which centers on seeking stocks with value characteristics, and JPMIM’s strategy of seeking undervalued dividend-paying stocks, these exposures fall within these subadvisors’ sleeves’ historical characteristics. On the other hand, the Martin Currie Inc. (Martin Currie) sleeve’s risk exposures slightly detracted from the Portfolio’s performance. These exposures included stocks with higher valuations and lower dividends, which offset the Portfolio’s positive relative return positions. These exposures are in line with Martin Currie’s sleeve’s historical portfolio characteristics, given the sleeve’s growth-oriented style.

Industry allocation decisions further enhanced the Portfolio’s relative returns, as all three subadvisors (relative to the index) had overweight allocations to semiconductors, a sector that has benefited from artificial intelligence applications. Martin Currie’s overexposure to the computer and Internet software industries further aided returns. However, an underexposure to the software industry by JPMIM tempered the positive returns.

Strong security selection by AQR and JPMIM also positively impacted performance during the reporting period. Notably, security selection in India, Taiwan, and Indonesia were areas of strength. These countries tend to focus on technology, which performed well in the period. These holdings were in line with the managers’ historical positioning. On the other hand, Martin Currie’s stock selection in China tempered positive returns, as the country’s economic reopening after several years of COVID-19 lockdowns was lackluster. Other challenges in China included shrinking exports, falling home prices, high youth unemployment, and an aging population.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Emerging Markets Equity Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

In aggregate, country allocation added to the Portfolio’s relative returns. JPMIM had overweight allocations to Taiwan and Mexico, the latter benefiting from China’s supply-chain issues. On the other hand, AQR’s underweight allocation to India offset some of the positive returns. Finally, slight overexposures to Indonesia by all three subadvisors slightly detracted from performance.

The Portfolio used liquid futures, forwards, and swaps contracts to gain country and currency exposure. These contracts positively impacted returns during the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Emerging Markets Equity (As of 12/31/2023)

Ten Largest Holdings	Asset Class/Line of Business	Country	% of Net Assets
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	South Korea	5.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	Taiwan	4.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Semiconductors & Semiconductor Equipment	Taiwan	3.0%
Tencent Holdings Ltd.	Interactive Media & Services	China	2.3%
Vanguard FTSE Emerging Markets ETF	Unaffiliated Exchange-Traded Funds	United States	1.5%
Bank Rakyat Indonesia Persero Tbk PT	Banks	Indonesia	1.4%
iShares Core MSCI Emerging Markets ETF	Unaffiliated Exchange-Traded Funds	United States	1.4%
HDFC Bank Ltd.	Banks	India	1.4%
China Construction Bank Corp. (Class H Stock)	Banks	China	1.3%
Infosys Ltd., ADR	IT Services	India	1.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST International Equity Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	17.75%	10.39%	6.08%
MSCI EAFE Index® (GD)	18.85	8.69	4.78

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST International Equity Portfolio returned 17.75%. The Portfolio underperformed the MSCI EAFE Index (GD).

What were the market conditions during the reporting period?

Investors entered calendar year 2023 (the reporting period) with fears that interest rate hikes by global central banks looking to rein in inflation would ultimately tip some of the major developed economies into a recession. However, the global economy proved to be more resilient than many investors expected. Risk sentiment improved markedly in the fourth quarter of the reporting period, as several central banks appeared to be nearing the end of their interest-rate-hike campaigns.

Emerging-market equities, as measured by the MSCI Emerging Market Index (ND), gained 9.83% during the reporting period, lagging their developed-market counterparts. China continued to be a key detractor, producing negative returns for the third straight reporting period as economic growth there lagged expectations. International developed-market equities performed better, with the MSCI EAFE Index (ND) rising 18.24% during the reporting period. At the country level, the United Kingdom underperformed the broad European area and Japan.

What strategies or holdings affected the Portfolio’s performance?*

Risk exposures drove the Portfolio’s positive returns during the reporting period, as large allocations to value factors (i.e., low price-to-earnings and price-to-book ratios) by the LSV Asset Management (LSV), Massachusetts Financial Services Company (MFS), and PGIM Quantitative Solutions LLC (PQS) sleeves added to performance. Each of these subadvisors incorporates value metrics into its investment process. Additionally, the Jennison Associates LLC (Jennison), William Blair Investment Management (WBIM), PQS, and LSV sleeves all benefited from exposure to stocks with earnings momentum. While the PQS and WBIM sleeves incorporated momentum as part of their process, the Jennison and LSV sleeves’ momentum exposure was a residual of their stock selection. To summarize, the international market favored value over growth characteristics during the reporting period, as interest rates remained high.

Additionally, the LSV, MFS, and J.P. Morgan Investment Management (JPMIM) sleeves each had underweight allocations to the consumer staples and healthcare sectors, which struggled in international markets during the reporting period, enhancing Portfolio results. Healthcare, in particular, had difficulty rebounding after the COVID-19 pandemic. All sector weightings were within the subadvisors’ historical allocations for their respective sleeves.

From a country standpoint, all of the subadvisors except PQS, which invests strictly in developed markets, positioned a portion of their sleeves to emerging markets. For the reporting period, these investments added to returns in aggregate. Specifically, allocations to India and Brazil enhanced results, as investors expected India to benefit from companies moving supply chains out of China, while Brazil benefited from high oil and commodity prices. On the other hand, positive returns were partially offset by those same subadvisors’ overweight allocations to China, where a lackluster economic reopening followed several years of COVID-19 pandemic lockdowns. Other challenges in China included shrinking exports, falling home prices, high youth unemployment, and an aging population.

Finally, all subadvisors’ security selection in Japan detracted from the Portfolio’s relative performance during the reporting period. Many investment managers tend to avoid investments in Japan because of a deflationary environment over the past 30 years and an aging population. However, Japan appears to be entering an inflationary environment, and interest rates continue to be low. Because Japanese consumers have started spending again, consumer

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST International Equity Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

discretionary, consumer staples, and financials companies benefited during the reporting period. In the Portfolio managers’ view, it is challenging for long-term investors to emphasize investments in Japan, where stocks have risen periodically over the past three decades only to fall later on. As such, all the Portfolio’s subadvisors avoided strong-performing Japanese securities during the reporting period, offsetting otherwise positive performance.

During the reporting period, the Portfolio utilized liquid futures to gain sector exposures, which had a positive impact on returns.

(Note: Effective March 31, 2023, MFS, PQS, LSV, and JPMIM became subadvisors to the Portfolio, replacing NB and WBIM. Jennison remained as Subadvisor. Subsequently, the Portfolio, previously named AST International Growth, was renamed the AST International Equity Portfolio.)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST International Equity (As of 12/31/2023)

Ten Largest Holdings	Asset Class/Line of Business	Country	% of Net Assets
iShares Core MSCI EAFE ETF	Unaffiliated Exchange-Traded Funds	United States	2.0%
Novo Nordisk A/S (Class B Stock)	Pharmaceuticals	Denmark	2.0%
ASML Holding NV	Semiconductors & Semiconductor Equipment	Netherlands	1.7%
Shell PLC	Oil, Gas & Consumable Fuels	Netherlands	1.5%
Roche Holding AG	Pharmaceuticals	United States	1.2%
Nestle SA	Food Products	United States	1.2%
Novartis AG	Pharmaceuticals	Switzerland	1.1%
BHP Group Ltd.	Metals & Mining	Australia	1.0%
Volvo AB (Class B Stock)	Machinery	Sweden	1.0%
LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	France	1.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Large-Cap Core Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	23.10%	12.69%	10.27%
S&P 500 Index	26.29	15.69	12.03

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST Large-Cap Core Portfolio returned 23.10%. The Portfolio underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

Investors began calendar year 2023 (the reporting period) with fears that aggressive interest rate hikes by the US Federal Reserve (the Fed) would tip the US economy into a recession. However, the economy proved more resilient than expected as inflation pressures eased, and the Fed signaled at the end of the reporting period that it was poised to pivot from interest rate hikes to interest rate cuts in 2024. As a result, recession fears gave way to increased optimism that policymakers could pull off a soft landing, which the Portfolio’s managers believe helped fuel the outperformance of risk assets. (A soft landing refers to the central bank tightening monetary policy to fight inflation without causing a recession.) (Risk assets generally refer to assets that potentially have a significant degree of price volatility, such as equities, high yield bonds, real estate, and currencies.)

Following steep losses in the prior reporting period, US equities rebounded sharply in the most recent reporting period, with the S&P 500 Index gaining 26.29% and finishing just shy of its all-time high. Growth stocks performed particularly well. The Russell 1000 Growth Index soared 42.68%, buoyed by a technology sector that gained over 50% due in part to growing optimism over the earnings potential of artificial intelligence. Defensive areas of the equity market, such as consumer staples and utilities, underperformed. Small-cap stocks lagged large-cap stocks but still produced solid gains, with the Russell 2000 Index adding 16.93%.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio underperformed its benchmark index, mainly due to its higher allocation to more valuation-sensitive (i.e., cheaply priced) and lower-volatility stocks, which lagged amid the sharp rebound in equities.

The Portfolio allocated assets and net flows among three underlying sleeves: 40% to the sleeve of the Portfolio managed by PGIM Quantitative Solutions LLC (PQS LLC), which includes valuation sensitivity and a propensity to have exposure to more defensive-oriented sectors; 32% to the sleeve of the Portfolio managed by Massachusetts Financial Services Company (MFS), which favors higher-quality and large- to mega-capitalization companies; 26% to the sleeve of the Portfolio managed by J.P. Morgan Investment Management, Inc. (JPM), which tends to have an above-market beta and higher growth exposure; and 3% to exchange-traded fund investments to allow for cash management and enhance the overall liquidity of the Portfolio during periods of volatility or market stress. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

Security selection was the primary driver of the Portfolio’s underperformance during the reporting period. Holdings within the information technology, consumer discretionary, and financials sectors detracted from the Portfolio’s relative results. Conversely, Portfolio holdings in the energy, materials, and healthcare sectors contributed to relative returns. Sector allocation decisions also slightly detracted from Portfolio results for the reporting period.

The MFS and PQS LLC sleeves underperformed the index during the reporting period, while the JPM sleeve outperformed the index. A more defensive positioning from PQS LLC, and to a larger extent MFS, prevented the sleeves from rebounding as strongly as the markets. Meanwhile, the JPM sleeve benefitted from its greater focus on cyclical sectors that performed well during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Large-Cap Core Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

Positions in index futures did not add or detract from the Portfolio’s performance relative to the index and, therefore, had no material impact on the Portfolio’s performance during the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Large-Cap Core (As of 12/31/2023)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
Microsoft Corp.	Software	8.3%
Apple, Inc.	Technology Hardware, Storage & Peripherals	5.1%
Amazon.com, Inc.	Broadline Retail	3.6%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	3.4%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	3.2%
Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	1.8%
iShares Core S&P 500 ETF	Unaffiliated Exchange-Traded Funds	1.5%
Mastercard, Inc. (Class A Stock)	Financial Services	1.4%
Visa, Inc. (Class A Stock)	Financial Services	1.3%
ConocoPhillips	Oil, Gas & Consumable Fuels	1.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Large-Cap Growth Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	43.63%	15.03%	13.40%
Russell 1000® Growth Index	42.68	19.50	14.86
S&P 500 Index	26.29	15.69	12.03

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Growth Index is a trademark/service of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2023, the AST Large-Cap Growth Portfolio returned 43.63%. The Portfolio outperformed both the Russell 1000 Growth Index and the S&P 500 Index.

What were market conditions during the reporting period?

Investors began calendar year 2023 (the reporting period) with fears that aggressive interest rate hikes by the US Federal Reserve (the Fed) would tip the US economy into a recession. However, the economy proved more resilient than expected as inflation pressures eased, and the Fed signaled at the end of the reporting period that it was poised to pivot from interest rate hikes to interest rate cuts in 2024. As a result, recession fears gave way to increased optimism that policymakers could pull off a soft landing, which the Portfolio’s managers believe helped fuel the outperformance of risk assets. (A soft landing refers to the central bank tightening monetary policy to fight inflation without causing a recession.) (Risk assets generally refer to assets that potentially have a significant degree of price volatility, such as equities, high yield bonds, real estate, and currencies.)

Following steep losses in the prior reporting period, US equities rebounded sharply in the most recent reporting period, with the S&P 500 Index gaining 26.29% and finishing just shy of its all-time high. Growth stocks performed particularly well. The Russell 1000 Growth Index soared 42.68%, buoyed by a technology sector that gained over 50% due in part to growing optimism over the earnings potential of artificial intelligence. Defensive areas of the equity market, such as consumer staples and utilities, underperformed. Small-cap stocks lagged large-cap stocks but still produced solid gains, with the Russell 2000 Index adding 16.93%.

What strategies or holdings affected the Portfolio’s performance?*

At the end of the reporting period, the Portfolio had allocated assets and net flows among four underlying sleeves: approximately 26% to Massachusetts Financial Services Company (MFS), which seeks to protect assets in down markets such as during an economic slowdown or recovery; approximately 26% to ClearBridge Investments, LLC (ClearBridge), which the Portfolio managers believe outperforms when quality and low valuations are favored and also protects in down markets; approximately 21% to Jennison Associates, LLC (Jennison), which generally the Portfolio managers believe outperforms in an economic recovery and when higher growth is favored; approximately 24% to T. Rowe Price Associates, Inc. (TRP), which seeks to be more dynamic and is, in the Portfolio managers’ view, expected to outperform in both growth- and value-driven markets; and 3% to exchange-traded fund investments to allow for cash management and enhance the overall liquidity of the Portfolio during stressed/volatile market environments.

The Portfolio outperformed its assigned performance index, the Russell 1000 Growth Index (“the Index”), during the reporting period. Relative to the Index, security selection drove results, while asset allocation was a slight detractor. Regarding security selection, the Portfolio’s largest gains were seen in the information technology, industrials, and communications services sectors. Selection struggled primarily in the consumer discretionary sector. Regarding asset allocation decisions, the Portfolio benefited from underweight positions relative to the Index in the consumer staples, energy, and industrials groups. However, these positive effects were offset by overweight positions relative to the Index in the healthcare and financials sectors, which were two of the Index’s lower-performing sectors during the reporting period. From a style perspective, the Portfolio was positioned with neutral factor exposures. Modest underweights to the dividend yield and earnings yield factors were beneficial during the recent growth-led environment, which aided the Portfolio’s results.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Large-Cap Growth Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

For the reporting period, in which the subadvisors were allocated Portfolio assets, the ClearBridge, Jennison, and TRP sleeves outpaced the Index, while the MFS sleeve lagged. MFS’s lower beta approach detracted during the reporting period as the Fed’s interest rate-hiking pause, combined with lower inflation data, lifted investors’ optimism. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.) As a result, Jennison’s and TRP’s slightly higher-risk and higher-growth focus was rewarded.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Large-Cap Growth (As of 12/31/2023)

Ten Largest Holdings	Line of Business	% of Net Assets
Microsoft Corp.	Software	10.0%
Amazon.com, Inc.	Broadline Retail	6.7%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	5.5%
Apple, Inc.	Technology Hardware, Storage & Peripherals	5.2%
Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	4.4%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	3.5%
Visa, Inc. (Class A Stock)	Financial Services	3.4%
Mastercard, Inc. (Class A Stock)	Financial Services	2.4%
UnitedHealth Group, Inc.	Health Care Providers & Services	2.3%
Eli Lilly & Co.	Pharmaceuticals	2.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Large-Cap Value Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	9.75%	13.37%	9.19%
Russell 1000® Value Index	11.46	10.91	8.40
S&P 500 Index	26.29	15.69	12.03

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2023, the AST Large-Cap Value Portfolio returned 9.75%. The Portfolio underperformed both the Russell 1000 Value Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Investors began calendar year 2023 (the reporting period) with fears that aggressive interest rate hikes by the US Federal Reserve (the Fed) would tip the US economy into a recession. However, the economy proved more resilient than expected as inflation pressures eased, and the Fed signaled at the end of the reporting period that it was poised to pivot from interest rate hikes to interest rate cuts in 2024. As a result, recession fears gave way to increased optimism that policymakers could pull off a soft landing, which the Portfolio managers believe helped fuel the outperformance of risk assets. (A soft landing refers to the central bank tightening monetary policy to fight inflation without causing a recession.) (Risk assets generally refer to assets that potentially have a significant degree of price volatility, such as equities, high yield bonds, real estate, and currencies.)

Following steep losses in the prior reporting period, US equities rebounded sharply in the most recent reporting period, with the S&P 500 Index gaining 26.29% and finishing just shy of its all-time high. Growth stocks performed particularly well. The Russell 1000 Growth Index soared 42.68%, buoyed by a technology sector that gained over 50% due in part to growing optimism over the earnings potential of artificial intelligence. Defensive areas of the equity market, such as consumer staples and utilities, underperformed. Small-cap stocks lagged large-cap stocks but still produced solid gains, with the Russell 2000 Index adding 16.93%.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio allocated assets and net flows among four underlying sleeves: 28% to Massachusetts Financial Services Company (MFS), which seeks to protect assets in down markets such as during an economic slowdown or recovery; 30% to Wellington Management Company LLP (Wellington), which the Portfolio managers believe generally outperforms when dividend yield is favored and also protects in down markets; 21% to Hotchkis and Wiley Capital Management, LLC (H&W), which the Portfolio managers believe generally outperforms in “risk-on” environments such as an economic recovery when smaller-capitalization stocks and cyclical stocks are favored; 18% to T. Rowe Price Associates, Inc. (TRP), which tends to be more dynamic and, in the Portfolio managers’ view, outperforms in both growth- and value-driven markets; and 3% to exchange-traded fund investments to allow for cash management and enhance the overall liquidity of the Portfolio during stressed/volatile market environments.

Security selection and an underweight position in the communication services sector was the primary driver of underperformance during the reporting period. Communications services rose more than 40% and was the strongest performer in the Portfolio’s assigned performance index, the Russell 1000 Value Index (“the Index”), during the reporting period. The majority of the sector’s outperformance was due to Meta Platforms, Inc., Netflix, Inc., and Alphabet, Inc. The Portfolio’s security selection in the energy, healthcare, and materials sectors added value during the reporting period. From a style perspective, the Portfolio was tilted toward value and lower-volatility stocks and less toward growth and cyclical companies, an approach that hurt performance as mega-cap growth was in favor.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Large-Cap Value Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

The MFS, TRP, and Wellington sleeves trailed the Index during the reporting period, while the H&W sleeve outperformed. MFS’s downside protection and Wellington’s quality and dividend yield focus hurt results, while H&W’s more cyclical orientation added value in a risk-on environment. TRP’s sleeve was positioned conservatively with overweights relative to the Index to the consumer staples, utilities, and healthcare sectors, which accounted for most of the sleeve’s underperformance during the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Large-Cap Value (As of 12/31/2023)

Ten Largest Holdings	Line of Business	% of Net Assets
JPMorgan Chase & Co.	Banks	2.1%
Johnson & Johnson	Pharmaceuticals	1.7%
ConocoPhillips	Oil, Gas & Consumable Fuels	1.7%
Elevance Health, Inc.	Health Care Providers & Services	1.6%
Pfizer, Inc.	Pharmaceuticals	1.6%
Merck & Co., Inc.	Pharmaceuticals	1.4%
Chubb Ltd.	Insurance	1.4%
American International Group, Inc.	Insurance	1.4%
Wells Fargo & Co.	Banks	1.3%
Citigroup, Inc.	Banks	1.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST MFS Global Equity Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	14.02%	10.15%	7.11%
MSCI World Index® (GD)	24.42	13.37	9.18
MSCI EAFE Index® (GD)	18.85	8.69	4.78

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST MFS Global Equity Portfolio returned 14.02%. The Portfolio underperformed both the MSCI World Index (GD) and the MSCI EAFE Index (GD).

What were the market conditions during the reporting period?

Over the long term, MFS Investment Management believes equity returns are driven by the fundamentals of profits, cash flows, and valuation, but there are shorter periods when this is not recognized in equity markets. In particular, calendar year 2023 (the reporting period) was a historic year when the market was incredibly narrow, with concentration in the US market at the highest level in 90 years and with only a few stocks driving most of the returns. This was highly unusual, and history suggests it will not last long, in MFS’s view. MFS believes market leadership will change as new market conditions take hold and earnings growth for some companies fails to align with the expectations built into share prices.

What strategies or holdings affected the Portfolio’s performance?*

A combination of an underweight position relative to the Portfolio’s assigned performance index, the MSCI World Index (GD) (“the Index”), and stock selection in the information technology sector were primary factors that detracted from the Portfolio’s performance during the reporting period. Within this sector, not owning shares of computer graphics processor maker NVIDIA Corp., software giant Microsoft Corp., and computer and personal electronics maker Apple, Inc. weakened relative results.

Security selection in both the consumer discretionary and communication services sectors also held back relative returns. Not owning shares of internet retailer Amazon.com, Inc. in the consumer discretionary sector, along with not owning shares of social networking service provider Meta Platforms, Inc. in the communications sector, also dampened relative returns.

An overweight position relative to the Index in the healthcare sector further hampered relative results, led by overweight positions in life sciences supply company Thermo Fisher Scientific, Inc., life sciences and pharmaceutical company Merck KGaA (Germany), and pharmaceutical and diagnostic company Roche Holding AG (Switzerland).

Elsewhere, the Portfolio’s overweight positions in premium drinks distributor Diageo plc and flavor and fragrance manufacturer International Flavors & Fragrances, Inc. further detracted from relative performance.

Not owning any stocks within the energy and utilities sectors helped relative performance. Within the energy sector, not owning shares of integrated energy companies Exxon Mobil Corp. and Chevron Corp. helped relative results as these companies underperformed. There were no individual stocks within the utilities sector, either in the Portfolio or in the Index, that were among the Portfolio’s top relative contributors over the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST MFS Global Equity Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

Stocks in other sectors that bolstered relative performance included overweight positions in diversified industrial manufacturer Rolls-Royce Holdings plc, investment management and banking firm UBS Group AG, electrical distribution equipment manufacturer Schneider Electric SE, and airports terminals operator Aena SME. Additionally, not owning shares of pharmaceutical giant Pfizer, Inc., diversified medical products maker Johnson & Johnson, health insurance and Medicare/Medicaid provider UnitedHealth Group, Inc., and household products maker The Procter & Gamble Co. further benefited relative results.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST MFS Global Equity (As of 12/31/2023)

Ten Largest Holdings	Line of Business	Country	% of Net Assets
Schneider Electric SE	Electrical Equipment	United States	3.0%
Visa, Inc. (Class A Stock)	Financial Services	United States	3.0%
Linde PLC	Chemicals	United States	2.7%
Accenture PLC (Class A Stock)	IT Services	United States	2.6%
Thermo Fisher Scientific, Inc.	Life Sciences Tools & Services	United States	2.4%
Medtronic PLC	Health Care Equipment & Supplies	United States	2.4%
Comcast Corp. (Class A Stock)	Media	United States	2.3%
Charles Schwab Corp. (The)	Capital Markets	United States	2.2%
Roche Holding AG	Pharmaceuticals	United States	2.2%
Honeywell International, Inc.	Industrial Conglomerates	United States	2.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Mid-Cap Growth Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	21.94%	10.31%	7.82%
Russell MidCap® Growth Index	25.87	13.81	10.57
S&P MidCap 400 Index	16.44	12.62	9.27

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2023, the AST Mid-Cap Growth Portfolio returned 21.94%. The Portfolio underperformed the Russell Midcap Growth Index and outperformed the S&P MidCap 400 Index.

What were the market conditions during the reporting period?

Investors began calendar year 2023 (the reporting period) with fears that aggressive interest rate hikes by the US Federal Reserve (the Fed) would tip the US economy into a recession. However, the economy proved more resilient than expected as inflation pressures eased, and the Fed signaled at the end of the reporting period that it was poised to pivot from interest rate hikes to interest rate cuts in 2024. As a result, recession fears gave way to increased optimism that policymakers could pull off a soft landing, which the Portfolio’s managers believe helped fuel the outperformance of risk assets. (A soft landing refers to the central bank tightening monetary policy to fight inflation without causing a recession.) (Risk assets generally refer to assets that potentially have a significant degree of price volatility, such as equities, high yield bonds, real estate, and currencies.)

Following steep losses in the prior reporting period, US equities rebounded sharply in the most recent reporting period, with the S&P 500 Index gaining 26.29% and finishing just shy of its all-time high. Growth stocks performed particularly well. The Russell 1000 Growth Index soared 42.68%, buoyed by a technology sector that gained over 50% due in part to growing optimism over the earnings potential of artificial intelligence. Defensive areas of the equity market, such as consumer staples and utilities, underperformed. Small-cap stocks lagged large-cap stocks but still produced solid gains, with the Russell 2000 Index adding 16.93%.

What strategies or holdings affected the Portfolio’s performance?*

At the end of the reporting period, the Portfolio had allocated assets and net flows among four underlying sleeves: approximately 28% to Delaware Investments Fund Advisors (DIFA), which focuses on high-quality companies with low leverage and, the Portfolio managers believe, tends to perform well in mid-to-late economic cycle periods; approximately 30% to J.P. Morgan Investment Management Inc. (JPM), which in the Portfolio managers’ view is expected to outperform when markets reward high-growth stocks and pro-cyclical businesses; approximately 17% to Massachusetts Financial Services Company (MFS), which focuses on lower-volatility and higher-quality positions and, the Portfolio managers believe, tends to perform well during market contractions; and approximately 22% to TimesSquare Capital Management, LLC (TimesSquare), which positions more toward quality, low volatility, and value investments.

The Portfolio underperformed its assigned performance index, the Russell MidCap Growth Index (“the Index”), during the reporting period. Relative to the Index, security selection detracted from the Portfolio’s results, while asset allocation added. Regarding security selection, negative results were primarily driven by positions in the consumer discretionary, financials, and information technology sectors. Stock selection was positive in the healthcare and energy sectors; however, these relative results were not enough to offset the above-mentioned losses. Regarding asset allocation decisions, the Portfolio benefited from underweight positions relative to the Index in the energy and consumer staples sectors, which were among the Index’s poorest performers during the reporting period. From a style perspective, the Portfolio benefited from modest overweight exposure to the value and beta (volatility) factors. (Beta measures volatility or risk.)

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Mid-Cap Growth Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Mid-Cap Growth (As of 12/31/2023)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
Dexcom, Inc.	Health Care Equipment & Supplies	2.1%
Monolithic Power Systems, Inc.	Semiconductors & Semiconductor Equipment	2.1%
CoStar Group, Inc.	Real Estate Management & Development	1.9%
Crowdstrike Holdings, Inc. (Class A Stock)	Software	1.8%
Copart, Inc.	Commercial Services & Supplies	1.6%
Vanguard Mid-Cap Growth ETF	Unaffiliated Exchange-Traded Funds	1.5%
IDEXX Laboratories, Inc.	Health Care Equipment & Supplies	1.5%
HubSpot, Inc.	Software	1.4%
Gartner, Inc.	IT Services	1.3%
Pinterest, Inc. (Class A Stock)	Interactive Media & Services	1.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Mid-Cap Value Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	12.08%	10.42%	7.12%
Russell MidCap® Value Index	12.71	11.16	8.26
Russell MidCap® Index	17.23	12.68	9.42

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell Midcap® Index and Russell Midcap® Value Index are trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2023, the AST Mid-Cap Value Portfolio returned 12.08%. The Portfolio underperformed both the Russell Midcap Value Index and the Russell Midcap Index.

What were the market conditions during the reporting period?

Investors began calendar-year 2023 (the reporting period) with fears that aggressive interest rate hikes by the US Federal Reserve (the Fed) would tip the US economy into a recession. However, the economy proved more resilient than expected as inflation pressures eased, and the Fed signaled at the end of the reporting period that it was poised to pivot from interest rate hikes to interest rate cuts in 2024. As a result, recession fears gave way to increased optimism that policymakers could pull off a soft landing, which the Portfolio’s managers believe helped fuel the outperformance of risk assets. (A soft landing refers to the central bank tightening monetary policy to fight inflation without causing a recession.) (Risk assets generally refer to assets that potentially have a significant degree of price volatility, such as equities, high yield bonds, real estate, and currencies.)

Following steep losses in the prior reporting period, US equities rebounded sharply in the most recent reporting period, with the S&P 500 Index gaining 26.29% and finishing just shy of its all-time high. Growth stocks performed particularly well. The Russell 1000 Growth Index soared 42.68%, buoyed by a technology sector that gained over 50% due in part to growing optimism over the earnings potential of artificial intelligence. Defensive areas of the equity market, such as consumer staples and utilities, underperformed. Small-cap stocks lagged large-cap stocks but still produced solid gains, with the Russell 2000 Index adding 16.93%.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio allocates assets and net flows among three underlying sleeves: 43% to Massachusetts Financial Services Company (MFS), which seeks to protect assets in down markets; 21% to Wellington Management Company LLP (Wellington), which seeks to outperform in risk-on environments such as an economic recovery when smaller-capitalization stocks and cyclical stocks are favored; and 33% to Victory Capital Management Inc. (Victory), which has more of a growth and quality-oriented bias among mid-cap value managers and 3% to exchange-traded fund investments to allow for cash management and enhance the overall liquidity of the Portfolio during stressed/volatile market environments.

Relative to its assigned performance index, the Russell MidCap Value Index (“the Index”), sector positioning drove the Portfolio’s outperformance during the reporting period. The Portfolio’s allocation to the more-cyclical areas of the market such as the consumer discretionary, information technology, and industrials sectors accounted for the majority of outperformance. Financial stocks make up approximately 20% of the Index (the second-largest weight) but were the Index’s third-worst performer for the reporting period, dragged down by the 9% decline in regional banks. Stock selection in financials was the largest detractor from the Portfolio’s relative results during the reporting period, owing to an overweight in regional banks and an underweight in the financial services and insurance groups, which performed much better than banks in the rising-interest-rate environment. From a style perspective, the Portfolio tilted toward value, momentum, and higher-profitability stocks and away from volatility stocks, which had a minimal impact on results.

The MFS and Wellington sleeves outpaced the Index during the reporting period while the Victory sleeve lagged. Stock selection in the MFS sleeve was much better than expected given market headwinds. Wellington’s higher-risk, cyclical profile was rewarded. The Victory sleeve struggled during the reporting period, primarily due to stock selection in several sectors.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Mid-Cap Value Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Mid-Cap Value (As of 12/31/2023)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
Vanguard Mid-Cap Value ETF	Unaffiliated Exchange-Traded Funds	1.9%
iShares Russell Mid-Cap Value ETF	Unaffiliated Exchange-Traded Funds	1.6%
Flex Ltd.	Electronic Equipment, Instruments & Components	1.6%
Leidos Holdings, Inc.	Professional Services	1.5%
US Foods Holding Corp.	Consumer Staples Distribution & Retail	1.2%
MKS Instruments, Inc.	Semiconductors & Semiconductor Equipment	1.2%
Hartford Financial Services Group, Inc. (The)	Insurance	1.2%
Middleby Corp. (The)	Machinery	1.1%
Knight-Swift Transportation Holdings, Inc.	Ground Transportation	1.1%
Brixmor Property Group, Inc.,	Retail REITs	1.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Small-Cap Growth Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	17.10%	11.35%	8.58%
Russell 2000® Growth Index	18.66	9.22	7.16

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 2000® Growth Index is a trademark/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2023, the AST Small-Cap Growth Portfolio returned 17.10%. The Portfolio underperformed the Russell 2000 Growth Index.

What were the market conditions during the reporting period?

Investors began calendar year 2023 (the reporting period) with fears that aggressive interest rate hikes by the US Federal Reserve (the Fed) would tip the US economy into a recession. However, the economy proved more resilient than expected as inflation pressures eased, and the Fed signaled at the end of the reporting period that it was poised to pivot from interest rate hikes to interest rate cuts in 2024. As a result, recession fears gave way to increased optimism that policymakers could pull off a soft landing, which the Portfolio’s managers believe helped fuel the outperformance of risk assets. (A soft landing refers to the central bank tightening monetary policy to fight inflation without causing a recession.) (Risk assets generally refer to assets that potentially have a significant degree of price volatility, such as equities, high yield bonds, real estate, and currencies.)

Following steep losses in the prior reporting period, US equities rebounded sharply in the most recent reporting period, with the S&P 500 Index gaining 26.29% and finishing just shy of its all-time high. Growth stocks performed particularly well. The Russell 1000 Growth Index soared 42.68%, buoyed by a technology sector that gained over 50% due in part to growing optimism over the earnings potential of artificial intelligence. Defensive areas of the equity market, such as consumer staples and utilities, underperformed. Small-cap stocks lagged large-cap stocks but still produced solid gains, with the Russell 2000 Index adding 16.93%.

What strategies or holdings affected the Portfolio’s performance?*

At the end of the reporting period, the Portfolio had allocated assets and net flows among five underlying sleeves: approximately 19% to Driehaus Capital Management, LLC (Driehaus), which seeks to diversify assets by growth cycle and add value in multiple market regimes; approximately 20% to Emerald Mutual Fund Advisors Trust, which is, in the Portfolio managers’ view, expected to outperform when quality and low valuations are favored and also protects in down markets; approximately 23% to Massachusetts Financial Services Company (MFS), which focuses on lower-volatility and higher-quality positions and, the Portfolio managers believe, tends to perform well during market contractions; approximately 16% to UBS Asset Management Inc. (UBS), which orients towards high-quality growth and seeks to add value in periods of market recovery and expansion; approximately 19% to Victory Capital Management (Victory), which tends to focus on high earnings growth and momentum; and 3% to exchange-traded fund investments to allow for cash management and enhance the overall liquidity of the Portfolio during stressed/volatile market environments.

Relative to its assigned performance index, the Russell 2000 Growth Index performance (“the Index”), asset allocation added to the Portfolio’s performance during the reporting period while stock selection detracted from results. Regarding stock selection, multiple sectors delivered positive results, including materials, consumer staples, and energy. However, these gains were offset by losses in the financial and healthcare sectors. Regarding asset allocation decisions, results contributed positively to performance during the reporting period. The Portfolio benefited from an underweight position relative to the Index in healthcare, which was the Index’s worst-performing sector. Additional contributions came from the Portfolio’s overweight positions relative to the Index in two of the benchmark Index’s top-performing sectors: consumer staples and industrials. From a style perspective, modest allocations toward size (larger-cap stocks), growth, and momentum were rewarded during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Small-Cap Growth Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

For the reporting period, the Emerald, Driehaus, and Victory sleeves outpaced the Index, while the MFS and UBS sleeves lagged. As fears of rising interest rates, inflation, and recession dissipated, higher-growth and speculative-growth strategies were rewarded. Driehaus’s and Victory’s higher-risk and higher-growth orientation, in the Portfolio managers’ view, are expected to stand out in environments that favor risk and momentum. Providing balance, the MFS and UBS sleeves are, in the Portfolio managers’ view, expected to shine when lower volatility, quality, and stable growth stocks are recognized by markets.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Small-Cap Growth (As of 12/31/2023)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
Vanguard Small-Cap Growth ETF	Unaffiliated Exchange-Traded Funds	1.9%
Super Micro Computer, Inc.	Technology Hardware, Storage & Peripherals	1.3%
Varonis Systems, Inc.	Software	1.0%
iShares Russell 2000 Growth ETF	Unaffiliated Exchange-Traded Funds	1.0%
CyberArk Software Ltd.	Software	1.0%
Onto Innovation, Inc.	Semiconductors & Semiconductor Equipment	0.9%
Chart Industries, Inc.	Machinery	0.8%
Freshpet, Inc.	Food Products	0.8%
AZEK Co., Inc. (The)	Building Products	0.8%
Shift4 Payments, Inc. (Class A Stock)	Financial Services	0.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Small-Cap Value Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	13.75%	9.79%	6.34%
Russell 2000® Value Index	14.65	10.00	6.76
Russell 2000® Index	16.93	9.97	7.16

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 2000® Index and Russell 2000® Value Index are trademark/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2023, the AST Small-Cap Value Portfolio returned 13.75%. The Portfolio underperformed both the Russell 2000 Value Index and the Russell 2000 Index.

What were the market conditions during the reporting period?

Investors began calendar year 2023 (the reporting period) with fears that aggressive interest rate hikes by the US Federal Reserve (the Fed) would tip the US economy into a recession. However, the economy proved more resilient than expected as inflation pressures eased, and the Fed signaled at the end of the reporting period that it was poised to pivot from interest rate hikes to interest rate cuts in 2024. As a result, recession fears gave way to increased optimism that policymakers could pull off a soft landing, which the Portfolio’s managers believe helped fuel the outperformance of risk assets. (A soft landing refers to the central bank tightening monetary policy to fight inflation without causing a recession.) (Risk assets generally refer to assets that potentially have a significant degree of price volatility, such as equities, high yield bonds, real estate, and currencies.)

Following steep losses in the prior reporting period, US equities rebounded sharply in the most recent reporting period, with the S&P 500 Index gaining 26.29% and finishing just shy of its all-time high. Growth stocks performed particularly well. The Russell 1000 Growth Index soared 42.68%, buoyed by a technology sector that gained over 50% due in part to growing optimism over the earnings potential of artificial intelligence. Defensive areas of the equity market, such as consumer staples and utilities, underperformed. Small-cap stocks lagged large-cap stocks but still produced solid gains, with the Russell 2000 Index adding 16.93%.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio allocates assets and net flows among four underlying sleeves: 27% to Goldman Sachs Asset Management, L.P. (GSAM), which seeks to protect assets in down markets and during slowdowns with its larger market-cap bias; 21% to Boston Partners Global Investors, Inc. (BP), which, the Portfolio managers believe, generally outperforms in economic slowdowns or contractions; 19% to Hotchkis and Wiley Capital Management LLC (H&W), which, the Portfolio managers believe, generally outperforms in risk-on environments such as an economic recovery when cyclical stocks are favored; 30% to J.P. Morgan Investment Management, Inc. (JPM), which, in the Portfolio managers’ view, should do well during economic recoveries but also more stable environments, given its momentum component; and 3% to exchange-traded fund investments to allow for cash management and enhance the overall liquidity of the Portfolio during stressed/volatile market environments.

Relative to its assigned performance index, the Russell 2000 Value Index performance (“the Index”), the Portfolio’s asset allocation decisions contributed positively to performance during the reporting period. Specifically, underweight positions relative to the Index in the healthcare (mostly biotechnology) and utilities sectors, as well as an overweight relative to the Index in the industrials and information technology sectors, added value. This beneficial positioning more than offset the negative stock selections in the energy and communication services sectors, which were the two largest drags on relative performance during the reporting period. From a style perspective, the Portfolio was tilted toward value, momentum, and larger stocks within the Index and away from volatility stocks, which had a minimal impact on performance as stock selection and sector positioning mattered the most.

Two of the sleeves outperformed and two underperformed during the reporting period. BP outperformed due to very strong stock selection in the first half of the reporting period; H&W performed well due to stock selection and cyclical positioning; and JPM’s momentum bias hurt results, as did GSAM’s lower-volatility profile.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Small-Cap Value Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

Regarding derivatives, the JPM sleeve used equity index futures to gain exposure to equity markets. The small number of these instruments held during the reporting period had no material impact on the Portfolio’s performance. The other underlying sleeves did not utilize derivatives during the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Small-Cap Value (As of 12/31/2023)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
iShares Russell 2000 Value ETF	Unaffiliated Exchange-Traded Funds	2.0%
Vanguard Small-Cap Value ETF	Unaffiliated Exchange-Traded Funds	1.6%
SLM Corp.	Consumer Finance	0.7%
Meritage Homes Corp.	Household Durables	0.7%
Group 1 Automotive, Inc.	Specialty Retail	0.6%
Essent Group Ltd.	Financial Services	0.6%
Brink’s Co. (The)	Commercial Services & Supplies	0.6%
Beacon Roofing Supply, Inc.	Trading Companies & Distributors	0.5%
Ameris Bancorp	Banks	0.5%
Portland General Electric Co.	Electric Utilities	0.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T. Rowe Price Natural Resources Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years

Portfolio	1.35%	8.75%	2.58%
Lipper Global Natural Resources Funds Index	1.19	12.48	2.69
S&P 500 Index	26.29	15.69	12.03

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST T. Rowe Price Natural Resources Portfolio returned 1.35%. The Portfolio outperformed the Lipper Global Natural Resources Funds Index and underperformed the S&P 500 Index.

What were market conditions during the reporting period?

US equities produced strong gains in calendar year 2023 (the reporting period), which T. Rowe Price believes were driven by generally favorable corporate earnings, a resilient economy, and increasing investor interest in artificial intelligence. Markets overcame negative factors such as regional bank turmoil in March, uncertainty about raising the US federal debt ceiling, geopolitical conflicts, and a sluggish Chinese economic recovery. Arguably the most significant factor affecting the US economy throughout the reporting period was rising interest rates in response to elevated inflation. The US Federal Reserve (the Fed) raised short-term interest rates four times through the end of July, lifting the fed funds rate to the range of 5.25% to 5.50%. Equities rallied through the end of the reporting period, with Fed officials in December signaling several potential interest rate cuts in 2024.

What strategies or holdings affected the Portfolio’s performance?*

Favorable stock choices in the electrical components and equipment industry sectors contributed the most to the Portfolio’s performance relative to its assigned performance index, the Lipper Global Natural Resources Funds Index (“the Index”), during the reporting period. Stocks in the Portfolio outperformed higher-beta industry peers due to increased demand and easing supply-chain pressures, particularly in Europe amid an improved natural gas backdrop. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

An overweight allocation relative to the Index and stock selection in the specialty chemicals industry also aided the Portfolio’s relative results during the reporting period. Supply disruptions eased, and the fall in oil and natural gas prices led to decreased input costs. Stock selection in the diversified metals and mining sectors further contributed positively to the Portfolio’s relative results.

Conversely, an underweight allocation to the coal and consumable fuels sector detracted the most from the Portfolio’s relative performance during the reporting period, as uranium prices moved markedly higher after a decade of challenging performance. Prices were supported by elevated demand and changing supply dynamics in the wake of a global shift in support for nuclear power as a cleaner source of energy.

Stock selection in the integrated oil and gas industry detracted from the Portfolio’s relative returns during the reporting period, as oil prices fell due to lower demand amid a challenging macroeconomic backdrop. Because T. Rowe Price prefers to invest in companies with favorable fundamentals, allocations in the industry are centered on companies with solid balance sheets run by management teams that focus on creating value over the long term through effective capital allocation.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T. Rowe Price Natural Resources Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST T. Rowe Price Natural Resources (As of 12/31/2023)

Ten Largest Holdings	Line of Business	Country	% of Net Assets
Exxon Mobil Corp.	Integrated Oil & Gas	United States	4.9%
ConocoPhillips	Oil & Gas Exploration & Production	United States	4.4%
TotalEnergies SE	Integrated Oil & Gas	France	3.6%
Linde PLC	Industrial Gases	United States	3.6%
Shell PLC	Integrated Oil & Gas	Netherlands	3.3%
Hess Corp.	Oil & Gas Exploration & Production	United States	3.2%
Schlumberger NV	Oil & Gas Equipment & Services	United States	2.6%
Chevron Corp.	Integrated Oil & Gas	United States	2.5%
EOG Resources, Inc.	Oil & Gas Exploration & Production	United States	2.5%
BP PLC	Integrated Oil & Gas	United Kingdom	2.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

Advanced Series Trust	December 31, 2023
Benchmark Glossary — unaudited

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

FTSE Nareit All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

Lipper Global Natural Resources Funds Index is an unmanaged index of funds that invest primarily in the equity securities ofdomestic and foreign companies engaged in the exploration, development, production, or distribution of natural resources(including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal). Returns for the Lipper Average reflect the deduction of operating expenses. Natural Resources funds are defined as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources.

MSCI EAFE Index (GD) - Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

MSCI Emerging Markets Index (GD) - Morgan Stanley Capital International Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

MSCI World Index (GD) - Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

Russell 1000 Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index is an unmanaged market capitalization-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized US domiciled companies whose common stock is traded in the US on the NewYork Stock Exchange, American Stock Exchange, and the over-the-counter market.

Russell 2000 Value Index is an unmanaged index that comprises securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios.

Russell MidCap Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

Russell MidCap Value Index is an unmanaged index that measures the performance of those Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the US stock market.

Advanced Series Trust	December 31, 2023
Benchmark Glossary — unaudited (continued)

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The S&P 500 and S&P MidCap 400 indexes are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Advanced Series Trust	December 31, 2023
Fees and Expenses — unaudited

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST ClearBridge Dividend Growth	Actual	$1,000.00	$1,054.10	0.96%	$4.97

	Hypothetical	$1,000.00	$1,020.37	0.96%	$4.89

AST Cohen & Steers Realty	Actual	$1,000.00	$1,064.00	1.08%	$5.62

	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50

AST Emerging Markets Equity	Actual	$1,000.00	$1,035.60	1.31%	$6.72

	Hypothetical	$1,000.00	$1,018.60	1.31%	$6.67

AST International Equity	Actual	$1,000.00	$1,057.70	0.99%	$5.13

	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

AST Large-Cap Core	Actual	$1,000.00	$1,075.40	0.86%	$4.50

	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38

AST Large-Cap Growth	Actual	$1,000.00	$1,104.70	0.87%	$4.62

	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43

AST Large-Cap Value	Actual	$1,000.00	$1,066.90	0.80%	$4.17

	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08

AST MFS Global Equity	Actual	$1,000.00	$1,030.50	1.12%	$5.73

	Hypothetical	$1,000.00	$1,019.56	1.12%	$5.70

AST Mid-Cap Growth	Actual	$1,000.00	$1,057.40	1.05%	$5.45

	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

Advanced Series Trust	December 31, 2023
Fees and Expenses — unaudited (continued)

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Mid-Cap Value	Actual	$1,000.00	$1,060.50	1.02%	$5.30

	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

AST Small-Cap Growth	Actual	$1,000.00	$1,045.90	0.98%	$5.05

	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99

AST Small-Cap Value	Actual	$1,000.00	$1,105.00	0.99%	$5.25

	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

AST T. Rowe Price Natural	Actual	$1,000.00	$1,028.10	0.96%	$4.91

Resources	Hypothetical	$1,000.00	$1,020.37	0.96%	$4.89

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2023, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

BRL	Brazilian Real
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
SAR	Saudi Arabian Riyal
SGD	Singapore Dollar
THB	Thai Baht
TWD	New Taiwanese Dollar
USD	US Dollar
ZAR	South African Rand

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR — American Depositary Receipt

BATE — CBOE- Europe – BXE Order Books

BOA — Bank of America, N.A.

Bovespa — Sao Paulo Stock Exchange

BROIS — Brazil Overnight Index Swap

CDI — Chess Depository Interest

CITI — Citibank, N.A.

CVA — Certificate Van Aandelen (Bearer)

EAFE — Europe, Australasia, Far East

ETF — Exchange-Traded Fund

FTSE — Financial Times Stock Exchange

GDR — Global Depositary Receipt

GS — Goldman Sachs & Co. LLC

GSI — Goldman Sachs International

HSCEI — Hang Seng China Enterprises Index

JIBAR — Johannesburg Interbank Agreed Rate

JPM — JPMorgan Chase Bank N.A.

JPS — J.P. Morgan Securities LLC

JSE — Johannesburg Stock Exchange

KLCI — Kuala Lumpur Composite Index

KOSPI — Korean Composite Stock Price Index

LP — Limited Partnership

M — Monthly payment frequency for swaps

MOEX — Moscow Exchange

MSC — Morgan Stanley & Co. LLC

MSCI — Morgan Stanley Capital International

MSI — Morgan Stanley & Co International PLC

NVDR — Non-voting Depositary Receipt

NYSE — New York Stock Exchange

OBFR — Overnight Bank Funding Rate

OTC — Over-the-counter

PJSC — Public Joint-Stock Company

PRFC — Preference Shares

REITs — Real Estate Investment Trust

RTS — Russian Trading System

S&P — Standard & Poor’s

SET — Stock Exchange of Thailand

SGMX — Sigma X MTF

SGX — Singapore Exchange

SOFR — Secured Overnight Financing Rate

SORA — Singapore Overnight Rate Average

SPDR — Standard & Poor’s Depositary Receipts

TAIEX — Taiwan Stock Exchange Capitalization Weighted Stock Index

TELBOR — Tel Aviv Interbank Offered Rate

TSX — Toronto Stock Exchange

UTS — Unit Trust Security

WIG — Warsaw Stock Exchange

XAMS — Amsterdam Stock Exchange

XASX — Australian Stock Exchange

XLON — London Stock Exchange

XNGS — NASDAQ Global Select Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 98.1%
COMMON STOCKS
Aerospace & Defense — 3.0%
Northrop Grumman Corp.	14,058	$6,581,112
RTX Corp.	97,830	8,231,416

		14,812,528

Air Freight & Logistics — 1.1%
United Parcel Service, Inc. (Class B Stock)	35,802	5,629,148

Automobiles — 0.9%
General Motors Co.(a)	127,483	4,579,189

Banks — 4.3%
JPMorgan Chase & Co.	90,134	15,331,794
PNC Financial Services Group, Inc. (The)	37,652	5,830,412

		21,162,206

Beverages — 3.2%
Coca-Cola Co. (The)	154,989	9,133,502
Diageo PLC (United Kingdom)	187,400	6,801,716

		15,935,218

Biotechnology — 1.2%
Gilead Sciences, Inc.	71,600	5,800,316

Chemicals — 4.6%
Linde PLC	32,810	13,475,395
PPG Industries, Inc.	60,829	9,096,977

		22,572,372

Commercial Services & Supplies — 1.6%
Waste Management, Inc.	43,083	7,716,165

Communications Equipment — 1.0%
Cisco Systems, Inc.	95,261	4,812,586

Construction Materials — 2.5%
Vulcan Materials Co.	55,341	12,562,960

Consumer Finance — 1.5%
Capital One Financial Corp.	55,400	7,264,048

Electric Utilities — 1.7%
Edison International	116,394	8,321,007

Entertainment — 0.7%
Walt Disney Co. (The)	37,735	3,407,093

Financial Services — 7.2%
Apollo Global Management, Inc.(a)	208,068	19,389,857
Mastercard, Inc. (Class A Stock)	11,078	4,724,878
Visa, Inc. (Class A Stock)(a)	45,015	11,719,655

		35,834,390

Food Products — 4.1%
Mondelez International, Inc. (Class A Stock)	144,221	10,445,927
Nestle SA, ADR	83,728	9,681,469

		20,127,396

Ground Transportation — 2.0%
Union Pacific Corp.	39,845	9,786,729

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies — 2.7%
Becton, Dickinson & Co.	54,555	$13,302,146

Health Care Providers & Services — 2.1%
UnitedHealth Group, Inc.	19,816	10,432,530

Household Products — 1.6%
Procter & Gamble Co. (The)	54,330	7,961,518

Insurance — 4.7%
American International Group, Inc.	67,509	4,573,735
MetLife, Inc.	105,029	6,945,568
Travelers Cos., Inc. (The)	61,981	11,806,760

		23,326,063

Media — 3.1%
Comcast Corp. (Class A Stock)	351,414	15,409,504

Metals & Mining — 1.0%
Freeport-McMoRan, Inc.	114,951	4,893,464

Multi-Utilities — 3.1%
Sempra	202,492	15,132,227

Oil, Gas & Consumable Fuels — 9.0%
Chesapeake Energy Corp.(a)	21,810	1,678,061
Enbridge, Inc. (Canada)	380,431	13,703,125
EQT Corp.	57,677	2,229,793
Exxon Mobil Corp.	48,100	4,809,038
Pioneer Natural Resources Co.	34,332	7,720,580
Williams Cos., Inc. (The)	407,003	14,175,915

		44,316,512

Pharmaceuticals — 6.1%
AstraZeneca PLC (United Kingdom)	43,200	5,827,244
Johnson & Johnson	58,652	9,193,114
Merck & Co., Inc.	94,883	10,344,145
Pfizer, Inc.	162,533	4,679,325

		30,043,828

Residential REITs — 1.8%
AvalonBay Communities, Inc.	48,634	9,105,258

Semiconductors & Semiconductor Equipment — 4.2%
Broadcom, Inc.	9,056	10,108,760
Intel Corp.	151,628	7,619,307
Texas Instruments, Inc.	19,516	3,326,697

		21,054,764

Software — 8.7%
Microsoft Corp.	71,056	26,719,898
Oracle Corp.	74,638	7,869,084
SAP SE (Germany), ADR(a)	54,632	8,445,561

		43,034,543

Specialized REITs — 3.4%
American Tower Corp.	45,061	9,727,769
Public Storage	22,700	6,923,500

		16,651,269

Specialty Retail — 2.0%
Home Depot, Inc. (The)	28,358	9,827,465

Technology Hardware, Storage & Peripherals — 2.2%
Apple, Inc.	57,669	11,103,013

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Wireless Telecommunication Services — 1.8%
T-Mobile US, Inc.	54,700	$8,770,051

TOTAL LONG-TERM INVESTMENTS (cost $409,898,180)		484,687,506

SHORT-TERM INVESTMENTS — 8.7%
AFFILIATED MUTUAL FUND — 7.0%
PGIM Institutional Money Market Fund (cost $34,584,261; includes $34,372,069 of cash collateral for securities on loan)(b)(wb)	34,597,448	34,583,609

UNAFFILIATED FUND — 1.7%
Fidelity Investments Money Market Government Portfolio (Institutional Shares)	8,556,225	8,556,225

(cost $8,556,225)

TOTAL SHORT-TERM INVESTMENTS (cost $43,140,486)		43,139,834

TOTAL INVESTMENTS—106.8% (cost $453,038,666)		527,827,340
Liabilities in excess of other assets — (6.8)%		(33,635,934)

NET ASSETS — 100.0%		$494,191,406

See the Glossary for a list of the abbreviation(s) used in the annual report.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $33,425,897; cash collateral of $34,372,069 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$14,812,528	$—	$—
Air Freight & Logistics	5,629,148	—	—
Automobiles	4,579,189	—	—
Banks	21,162,206	—	—
Beverages	9,133,502	6,801,716	—
Biotechnology	5,800,316	—	—
Chemicals	22,572,372	—	—
Commercial Services & Supplies	7,716,165	—	—
Communications Equipment	4,812,586	—	—
Construction Materials	12,562,960	—	—
Consumer Finance	7,264,048	—	—
Electric Utilities	8,321,007	—	—
Entertainment	3,407,093	—	—
Financial Services	35,834,390	—	—
Food Products	20,127,396	—	—
Ground Transportation	9,786,729	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Health Care Equipment & Supplies	$13,302,146	$—	$—
Health Care Providers & Services	10,432,530	—	—
Household Products	7,961,518	—	—
Insurance	23,326,063	—	—
Media	15,409,504	—	—
Metals & Mining	4,893,464	—	—
Multi-Utilities	15,132,227	—	—
Oil, Gas & Consumable Fuels	44,316,512	—	—
Pharmaceuticals	24,216,584	5,827,244	—
Residential REITs	9,105,258	—	—
Semiconductors & Semiconductor Equipment	21,054,764	—	—
Software	43,034,543	—	—
Specialized REITs	16,651,269	—	—
Specialty Retail	9,827,465	—	—
Technology Hardware, Storage & Peripherals	11,103,013	—	—
Wireless Telecommunication Services	8,770,051	—	—
Short-Term Investments
Affiliated Mutual Fund	34,583,609	—	—
Unaffiliated Fund	8,556,225	—	—

Total	$515,198,380	$12,628,960	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Oil, Gas & Consumable Fuels	9.0%
Software	8.7
Financial Services	7.2
Affiliated Mutual Fund (7.0% represents investments purchased with collateral from securities on loan)	7.0
Pharmaceuticals	6.1
Insurance	4.7
Chemicals	4.6
Banks	4.3
Semiconductors & Semiconductor Equipment	4.2
Food Products	4.1
Specialized REITs	3.4
Beverages	3.2
Media	3.1
Multi-Utilities	3.1
Aerospace & Defense	3.0
Health Care Equipment & Supplies	2.7
Construction Materials	2.5
Technology Hardware, Storage & Peripherals	2.2
Health Care Providers & Services	2.1

Specialty Retail	2.0%
Ground Transportation	2.0
Residential REITs	1.8
Wireless Telecommunication Services	1.8
Unaffiliated Fund	1.7
Electric Utilities	1.7
Household Products	1.6
Commercial Services & Supplies	1.6
Consumer Finance	1.5
Biotechnology	1.2
Air Freight & Logistics	1.1
Metals & Mining	1.0
Communications Equipment	1.0
Automobiles	0.9
Entertainment	0.7

106.8
Liabilities in excess of other assets	(6.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$33,425,897	$(33,425,897)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $33,425,897:
Unaffiliated investments (cost $418,454,405)	$493,243,731
Affiliated investments (cost $34,584,261)	34,583,609
Tax reclaim receivable	1,022,006
Dividends receivable	588,295
Receivable for Portfolio shares sold	23,482
Prepaid expenses and other assets	37,833

Total Assets	529,498,956

LIABILITIES
Payable to broker for collateral for securities on loan	34,372,069
Payable to affiliate	438,242
Accrued expenses and other liabilities	252,974
Management fee payable	134,100
Payable for Portfolio shares purchased	88,591
Distribution fee payable	20,277
Affiliated transfer agent fee payable	707
Trustees’ fees payable	590

Total Liabilities	35,307,550

NET ASSETS	$494,191,406

Net assets were comprised of:
Partners’ Equity	$494,191,406

Net asset value and redemption price per share, $494,191,406 / 16,042,513 outstanding shares of beneficial interest	$30.81

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $88,329 foreign withholding tax)	$17,979,829
Income from securities lending, net (including affiliated income of $127,249)	135,222

Total income	18,115,051

EXPENSES
Management fee	4,456,497
Distribution fee	1,651,508
Custodian and accounting fees	60,995
Professional fees	33,022
Audit fee	29,150
Trustees’ fees	19,261
Shareholders’ reports	12,394
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,852
Miscellaneous	42,819

Total expenses	6,314,498
Less: Fee waiver and/or expense reimbursement	(177,292)

Net expenses	6,137,206

NET INVESTMENT INCOME (LOSS)	11,977,845

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $17,728)	139,196,818
Foreign currency transactions	(25,226)

139,171,592

Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(7,898))	(61,240,968)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	77,930,624

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$89,908,469

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$11,977,845	$16,747,359
Net realized gain (loss) on investment and foreign currency transactions	139,171,592	122,888,058
Net change in unrealized appreciation (depreciation) on investments	(61,240,968)	(207,531,385)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	89,908,469	(67,895,968)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [4,049,832 and 11,035,680 shares, respectively]	115,884,369	287,111,717
Portfolio shares purchased [17,978,510 and 17,350,283 shares, respectively]	(519,403,330)	(468,998,916)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(403,518,961)	(181,887,199)

TOTAL INCREASE (DECREASE)	(313,610,492)	(249,783,167)
NET ASSETS:
Beginning of year	807,801,898	1,057,585,065

End of year	$494,191,406	$807,801,898

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$26.95	$29.15	$23.04	$22.00	$16.79

Income (Loss) From Investment Operations:
Net investment income (loss)	0.51	0.48	0.21	0.29	0.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.35	(2.68)	5.90	0.75 (b)	4.94

Total from investment operations	3.86	(2.20)	6.11	1.04	5.21

Capital Contributions	—	—	—	—	—	(c)(d)(e)

Net Asset Value, end of year	$30.81	$26.95	$29.15	$23.04	$22.00

Total Return(f)	14.32%	(7.55)%	26.52%	4.73%	31.03	%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$494	$808	$1,058	$1,715	$2,469
Average net assets (in millions)	$661	$938	$1,340	$1,972	$1,884
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.93%	0.91%	0.91%	0.91%	0.91%
Expenses before waivers and/or expense reimbursement	0.96%	0.94%	0.93%	0.92%	0.92%
Net investment income (loss)	1.81%	1.79%	0.84%	1.42%	1.33%
Portfolio turnover rate(i)	27%	34%	9%	69%	18%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Amount rounds to zero.
(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST COHEN & STEERS REALTY PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 97.8%
COMMON STOCKS
Casinos & Gaming — 1.0%
Boyd Gaming Corp.	85,501	$5,353,218

Diversified REITs — 1.5%
WP Carey, Inc.	119,783	7,763,136

Health Care REITs — 10.2%
Healthcare Realty Trust, Inc.	616,226	10,617,574
Medical Properties Trust, Inc.(a)	247,684	1,216,128
Welltower, Inc.(a)	456,674	41,178,295

		53,011,997

Hotel & Resort REITs — 0.7%
Host Hotels & Resorts, Inc.(a)	179,788	3,500,472

Industrial REITs — 10.6%
Americold Realty Trust, Inc.	447,006	13,530,872
Prologis, Inc.	315,288	42,027,890

		55,558,762

Office REITs — 1.4%
Highwoods Properties, Inc.(a)	327,244	7,513,522

Residential REITs — 19.2%
American Homes 4 Rent (Class A Stock)	245,783	8,838,357
Apartment Income REIT Corp.(a)	143,926	4,998,550
Camden Property Trust	93,220	9,255,814
Essex Property Trust, Inc.(a)	37,291	9,245,930
Invitation Homes, Inc.	878,596	29,968,910
Mid-America Apartment Communities, Inc.	45,723	6,147,915
Sun Communities, Inc.	159,739	21,349,117
UDR, Inc.	267,656	10,248,548

		100,053,141

Retail REITs — 14.5%
Kimco Realty Corp.	479,224	10,212,263
Realty Income Corp.(a)	431,252	24,762,490
Simon Property Group, Inc.	242,701	34,618,871
Spirit Realty Capital, Inc.	135,464	5,918,422

		75,512,046

Specialized REITs — 38.7%
American Tower Corp.	230,108	49,675,715
Crown Castle, Inc.	189,362	21,812,609
Digital Realty Trust, Inc.	262,448	35,320,252

	Shares	Value
COMMON STOCKS (continued)
Specialized REITs (cont’d.)
Equinix, Inc.	25,892	$20,853,158
Extra Space Storage, Inc.(a)	101,417	16,260,188
Iron Mountain, Inc.	301,263	21,082,385
Public Storage	12,537	3,823,785
SBA Communications Corp.	61,099	15,500,205
VICI Properties, Inc.	458,863	14,628,552
Weyerhaeuser Co.	90,233	3,137,401

		202,094,250

TOTAL LONG-TERM INVESTMENTS (cost $499,037,984)		510,360,544

SHORT-TERM INVESTMENTS — 8.2%
AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wb)	9,521,053	9,521,053
PGIM Institutional Money Market Fund (cost $33,029,267; includes $32,825,858 of cash collateral for securities on loan)(b)(wb)	33,037,223	33,024,008

TOTAL SHORT-TERM INVESTMENTS (cost $42,550,320)		42,545,061

TOTAL INVESTMENTS—106.0% (cost $541,588,304)		552,905,605
Liabilities in excess of other assets — (6.0)%		(31,269,936)

NET ASSETS — 100.0%		$521,635,669

See the Glossary for a list of the abbreviation(s) used in the annual report.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $31,734,616; cash collateral of $32,825,858 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST COHEN & STEERS REALTY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Casinos & Gaming	$5,353,218	$—	$—
Diversified REITs	7,763,136	—	—
Health Care REITs	53,011,997	—	—
Hotel & Resort REITs	3,500,472	—	—
Industrial REITs	55,558,762	—	—
Office REITs	7,513,522	—	—
Residential REITs	100,053,141	—	—
Retail REITs	75,512,046	—	—
Specialized REITs	202,094,250	—	—
Short-Term Investments
Affiliated Mutual Funds	42,545,061	—	—

Total	$552,905,605	$—	$—

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Specialized REITs	38.7%
Residential REITs	19.2
Retail REITs	14.5
Industrial REITs	10.6
Health Care REITs	10.2
Affiliated Mutual Funds (6.3% represents investments purchased with collateral from securities on loan)	8.2
Diversified REITs	1.5

Office REITs	1.4%
Casinos & Gaming	1.0
Hotel & Resort REITs	0.7

106.0
Liabilities in excess of other assets	(6.0)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:
Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$31,734,616	$(31,734,616)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST COHEN & STEERS REALTY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $31,734,616:
Unaffiliated investments (cost $499,037,984)	$510,360,544
Affiliated investments (cost $42,550,320)	42,545,061
Foreign currency, at value (cost $2)	2
Dividends receivable	2,215,101
Receivable for investments sold	776,811
Tax reclaim receivable	305,850
Receivable for Portfolio shares sold	104
Prepaid expenses	4,791

Total Assets	556,208,264

LIABILITIES
Payable to broker for collateral for securities on loan	32,825,858
Payable for investments purchased	728,370
Accrued expenses and other liabilities	329,936
Payable for Portfolio shares purchased	267,256
Payable to affiliate	241,843
Management fee payable	156,518
Distribution fee payable	21,537
Affiliated transfer agent fee payable	707
Trustees’ fees payable	570

Total Liabilities	34,572,595

NET ASSETS	$521,635,669

Net assets were comprised of:
Partners’ Equity	$521,635,669

Net asset value and redemption price per share, $521,635,669 / 31,067,241 outstanding shares of beneficial interest	$16.79

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $43,782 foreign withholding tax, of which $22,558 is reimbursable by an affiliate)	$15,194,992
Affiliated dividend income	145,676
Affiliated income from securities lending, net	84,051

Total income	15,424,719

EXPENSES
Management fee	4,049,833
Distribution fee	1,221,834
Custodian and accounting fees	72,341
Professional fees	38,523
Audit fee	37,100
Trustees’ fees	16,489
Shareholders’ reports	14,876
Transfer agent’s fees and expenses (including affiliated expense of $4,326)	8,846
Miscellaneous	47,781

Total expenses	5,507,623
Less: Fee waiver and/or expense reimbursement	(215,802)

Net expenses	5,291,821

NET INVESTMENT INCOME (LOSS)	10,132,898

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(8,075))	(7,988,377)
Foreign currency transactions	(45,439)

(8,033,816)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(5,285))	49,955,519
Foreign currencies	(739)

49,954,780

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	41,920,964

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$52,053,862

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$10,132,898	$5,637,535
Net realized gain (loss) on investment and foreign currency transactions	(8,033,816)	33,252,719
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	49,954,780	(188,063,192)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	52,053,862	(149,172,938)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [3,528,828 and 10,121,159 shares, respectively]	54,669,112	174,191,173
Portfolio shares issued in merger [4,462,717 and 0 shares, respectively]	70,912,566	—
Portfolio shares purchased [5,757,430 and 8,990,268 shares, respectively]	(88,009,253)	(148,859,916)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	37,572,425	25,331,257

TOTAL INCREASE (DECREASE)	89,626,287	(123,841,681)
NET ASSETS:
Beginning of year	432,009,382	555,851,063

End of year	$521,635,669	$432,009,382

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST COHEN & STEERS REALTY PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$14.98	$20.07	$14.05	$14.46	$11.02

Income (Loss) From Investment Operations:
Net investment income (loss)	0.32	0.19	0.08	0.22	0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.49	(5.28)	5.94	(0.63)	3.25

Total from investment operations	1.81	(5.09)	6.02	(0.41)	3.44

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$16.79	$14.98	$20.07	$14.05	$14.46

Total Return(d)	12.08%	(25.36)%	42.85%	(2.84)%	31.22	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$522	$432	$556	$547	$616
Average net assets (in millions)	$489	$509	$544	$502	$600
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	1.08%	1.10%	1.10%	1.08%	1.05%
Expenses before waivers and/or expense reimbursement	1.12%	1.11%	1.11%	1.11%	1.10%
Net investment income (loss)	2.07%	1.11%	0.50%	1.64%	1.45%
Portfolio turnover rate(g)	42%	46%	42%	89%	79%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 93.4%
COMMON STOCKS — 88.9%
Bahrain — 0.1%
Ithmaar Holding BSC*	4,745,026	$142,351

Botswana — 0.0%
Choppies Enterprises Ltd.*	748,230	26,829

Brazil — 3.6%
B3 SA - Brasil Bolsa Balcao	562,024	1,681,559
Banco do Brasil SA	230,127	2,623,318
BB Seguridade Participacoes SA	22,700	157,657
Cosan SA	236,192	930,355
Klabin SA, UTS	92,200	421,750
Magazine Luiza SA*	343,300	152,631
Odontoprev SA	181,670	434,614
Suzano SA	14,500	165,124
TIM SA	309,326	1,139,142
Ultrapar Participacoes SA	20,900	113,377
WEG SA	128,200	973,901

		8,793,428

Chile — 1.0%
Antofagasta PLC	49,582	1,060,161
Banco de Chile	464,296	54,567
Banco Santander Chile, ADR	46,274	901,880
Cencosud SA	180,442	339,115
Empresas CMPC SA	79,119	152,594
Enel Chile SA	388,931	25,192

		2,533,509

China — 23.3%
360 Security Technology, Inc. (Class A Stock)*	22,600	28,555
37 Interactive Entertainment Network Technology Group Co. Ltd. (Class A Stock)	9,800	25,880
Agricultural Bank of China Ltd. (Class A Stock)	92,600	47,303
AIMA Technology Group Co. Ltd. (Class A Stock)	4,300	15,107
Alibaba Group Holding Ltd.	287,948	2,773,671
Alibaba Group Holding Ltd., ADR	2,114	163,855
Aluminum Corp. of China Ltd. (Class H Stock)	308,000	153,980
Anhui Jianghuai Automobile Group Corp. Ltd. (Class A Stock)*	9,200	20,850
Anhui Kouzi Distillery Co. Ltd. (Class A Stock)	500	3,178
Anker Innovations Technology Co. Ltd. (Class A Stock)	500	6,214
Apeloa Pharmaceutical Co. Ltd. (Class A Stock)	6,200	13,380
Avary Holding Shenzhen Co. Ltd. (Class A Stock)	18,200	56,988
AVIC Electromechanical Systems Co. Ltd. (Class A Stock)^	1,400	—
Baidu, Inc. (Class A Stock)*	67,850	1,010,009
Bank of Beijing Co. Ltd. (Class A Stock)	79,900	50,788
Bank of China Ltd. (Class H Stock)	1,656,000	629,250

	Shares	Value
COMMON STOCKS (continued)
China (cont’d.)
Bank of Communications Co. Ltd. (Class A Stock)	82,600	$66,554
Bank of Shanghai Co. Ltd. (Class A Stock)	75,000	62,833
Baoshan Iron & Steel Co. Ltd. (Class A Stock)	39,800	33,131
Beijing E-Hualu Information Technology Co. Ltd. (Class A Stock)*	5,300	23,382
Beijing Enterprises Holdings Ltd.	8,152	28,349
Beijing Kingsoft Office Software, Inc. (Class A Stock)	364	16,139
Beijing New Building Materials PLC (Class A Stock)	1,900	6,231
Beijing Shiji Information Technology Co. Ltd. (Class A Stock)*	7,200	9,827
Beiqi Foton Motor Co. Ltd. (Class A Stock)*	10,100	3,869
Bloomage Biotechnology Corp. Ltd. (Class A Stock)	353	3,316
BOE Technology Group Co. Ltd. (Class A Stock)	13,500	7,389
BYD Co. Ltd. (Class A Stock)	1,900	52,801
Changchun High & New Technology Industry Group, Inc. (Class A Stock)	200	4,091
China Cinda Asset Management Co. Ltd. (Class H Stock)	179,000	17,883
China CITIC Bank Corp. Ltd. (Class H Stock)	1,903,698	897,835
China Communications Services Corp. Ltd. (Class H Stock)	302,000	125,234
China Conch Venture Holdings Ltd.	58,500	48,565
China Construction Bank Corp. (Class H Stock)	5,357,669	3,187,013
China Everbright Bank Co. Ltd. (Class A Stock)	105,900	43,104
China Everbright Bank Co. Ltd. (Class H Stock)	552,000	164,028
China Film Co. Ltd. (Class A Stock)*	3,000	5,157
China Merchants Bank Co. Ltd. (Class A Stock)	2,036	7,952
China Merchants Bank Co. Ltd. (Class H Stock)	514,500	1,789,703
China Merchants Port Holdings Co. Ltd.	22,000	29,981
China Merchants Securities Co. Ltd. (Class A Stock)	2,000	3,829
China Minsheng Banking Corp. Ltd. (Class A Stock)	29,700	15,587
China National Building Material Co. Ltd. (Class H Stock)	418,554	179,239
China National Chemical Engineering Co. Ltd. (Class A Stock)	2,300	2,053
China National Medicines Corp. Ltd. (Class A Stock)	2,100	8,432
China National Nuclear Power Co. Ltd. (Class A Stock)	16,500	17,367
China Overseas Land & Investment Ltd.	157,500	277,874

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
China (cont’d.)
China Pacific Insurance Group Co. Ltd. (Class A Stock)	8,000	$26,736
China Pacific Insurance Group Co. Ltd. (Class H Stock)	110,600	223,733
China Petroleum & Chemical Corp. (Class A Stock)	85,900	67,261
China Petroleum & Chemical Corp. (Class H Stock)	1,510,000	791,321
China Railway Group Ltd. (Class A Stock)	62,500	49,841
China Railway Group Ltd. (Class H Stock)	73,000	32,550
China Railway Signal & Communication Corp. Ltd. (Class A Stock)	6,219	3,823
China Resources Gas Group Ltd.	220,100	722,395
China Resources Land Ltd.	244,144	875,994
China Resources Microelectronics Ltd. (Class A Stock)	577	3,618
China Shenhua Energy Co. Ltd. (Class A Stock)	9,800	43,144
China State Construction Engineering Corp. Ltd. (Class A Stock)	116,800	78,871
China State Construction International Holdings Ltd.	24,000	27,773
China Taiping Insurance Holdings Co. Ltd.	316,600	273,021
China Zheshang Bank Co. Ltd. (Class A Stock)	111,400	39,391
Chongqing Changan Automobile Co. Ltd. (Class A Stock)	25,700	60,709
Chongqing Rural Commercial Bank Co. Ltd. (Class A Stock)	23,700	13,569
CITIC Ltd.	1,066,187	1,066,031
CITIC Securities Co. Ltd. (Class A Stock)	14,500	41,473
CNPC Capital Co. Ltd. (Class A Stock)	4,800	3,636
Contemporary Amperex Technology Co. Ltd. (Class A Stock)	25,880	592,976
COSCO SHIPPING Development Co. Ltd. (Class A Stock)	3,800	1,248
COSCO SHIPPING Holdings Co. Ltd. (Class A Stock)	49,400	66,389
Daqin Railway Co. Ltd. (Class A Stock)	49,100	49,673
DHC Software Co. Ltd. (Class A Stock)	20,800	18,003
Dong-E-E-Jiao Co. Ltd. (Class A Stock)	2,000	13,836
Dongfeng Motor Group Co. Ltd. (Class H Stock)	834,000	415,598
East Money Information Co. Ltd. (Class A Stock)	11,840	23,350
ENN Energy Holdings Ltd.	35,400	261,409
Far East Horizon Ltd.	232,000	182,598
Focus Media Information Technology Co. Ltd. (Class A Stock)	33,600	29,826
Foxconn Industrial Internet Co. Ltd. (Class A Stock)	38,100	80,784
Fuyao Glass Industry Group Co. Ltd. (Class A Stock)	3,200	16,787
Fuyao Glass Industry Group Co. Ltd. (Class H Stock), 144A	289,200	1,408,247

	Shares	Value
COMMON STOCKS (continued)
China (cont’d.)
G-bits Network Technology Xiamen Co. Ltd. (Class A Stock)	800	$27,492
Geely Automobile Holdings Ltd.	393,000	432,933
GF Securities Co. Ltd. (Class A Stock)	3,700	7,421
Giant Network Group Co. Ltd. (Class A Stock)	10,500	16,410
Gree Electric Appliances, Inc. of Zhuhai (Class A Stock)	1,795	8,110
Guangdong Investment Ltd.	380,000	276,588
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. (Class A Stock)	3,900	15,651
Guosen Securities Co. Ltd. (Class A Stock)	8,600	10,310
Guotai Junan Securities Co. Ltd. (Class A Stock)	19,600	40,935
H World Group Ltd., ADR	3,120	104,333
Haier Smart Home Co. Ltd. (Class A Stock)	270,300	797,021
Haier Smart Home Co. Ltd. (Class H Stock)	534,400	1,509,484
Hainan Airport Infrastructure Co. Ltd. (Class A Stock)*	9,800	5,089
Haitian International Holdings Ltd.	12,000	29,705
Henan Shenhuo Coal & Power Co. Ltd. (Class A Stock)	8,500	20,054
Henan Shuanghui Investment & Development Co. Ltd. (Class A Stock)	3,900	14,628
Hengdian Group DMEGC Magnetics Co. Ltd. (Class A Stock)	15,300	29,065
Hisense Visual Technology Co. Ltd. (Class A Stock)	400	1,173
Hithink RoyalFlush Information Network Co. Ltd. (Class A Stock)	400	8,813
Horizon Construction Development Ltd.*	8,592	5,058
Huaibei Mining Holdings Co. Ltd. (Class A Stock)	39,000	91,056
Huatai Securities Co. Ltd. (Class A Stock)	25,900	50,728
Huaxia Bank Co. Ltd. (Class A Stock)	81,200	64,038
Huayu Automotive Systems Co. Ltd. (Class A Stock)	297,619	679,840
Hubei Jumpcan Pharmaceutical Co. Ltd. (Class A Stock)	9,200	40,564
Hunan Valin Steel Co. Ltd. (Class A Stock)	41,500	29,997
Hundsun Technologies, Inc. (Class A Stock)	10,000	40,340
Industrial & Commercial Bank of China Ltd. (Class A Stock)	50,800	34,076
Industrial & Commercial Bank of China Ltd. (Class H Stock)	2,400,000	1,169,624
Industrial Bank Co. Ltd. (Class A Stock)	29,600	67,343
Inner Mongolia Dian Tou Energy Corp. Ltd. (Class A Stock)	2,500	5,007
Inner Mongolia Yili Industrial Group Co. Ltd. (Class A Stock)	609,023	2,287,218

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
China (cont’d.)
Isoftstone Information Technology Group Co. Ltd. (Class A Stock)*	800	$5,182
JA Solar Technology Co. Ltd. (Class A Stock)	700	2,036
JCET Group Co. Ltd. (Class A Stock)	4,000	16,750
JD.com, Inc., ADR	17,261	498,670
JD.com, Inc. (Class A Stock)	100,900	1,457,308
Jiangsu King’s Luck Brewery JSC Ltd. (Class A Stock)	900	6,160
Jiangsu Pacific Quartz Co. Ltd. (Class A Stock)	900	10,977
Jiangsu Phoenix Publishing & Media Corp. Ltd. (Class A Stock)	13,100	16,192
Jiangxi Copper Co. Ltd. (Class A Stock)	1,200	3,006
Jizhong Energy Resources Co. Ltd. (Class A Stock)	7,600	7,614
Joincare Pharmaceutical Group Industry Co. Ltd. (Class A Stock)	700	1,221
Jointown Pharmaceutical Group Co. Ltd. (Class A Stock)	42,092	41,412
Joyoung Co. Ltd. (Class A Stock)	106,309	189,644
KE Holdings, Inc., ADR(a)	10,174	164,921
Kingnet Network Co. Ltd. (Class A Stock)	8,500	13,321
Kingsoft Corp. Ltd.	64,800	200,324
Kuaishou Technology, 144A*	5,600	38,104
Kunlun Energy Co. Ltd.	164,000	148,004
Kunlun Tech Co. Ltd. (Class A Stock)*	2,000	10,495
Kweichow Moutai Co. Ltd. (Class A Stock)	900	218,051
Lens Technology Co. Ltd. (Class A Stock)	15,400	28,509
Li Auto, Inc. (Class A Stock)*	52,400	981,773
Lingyi iTech Guangdong Co. (Class A Stock)	63,600	60,254
LONGi Green Energy Technology Co. Ltd. (Class A Stock)	5,300	17,031
Luxshare Precision Industry Co. Ltd. (Class A Stock)	3,600	17,399
Luzhou Laojiao Co. Ltd. (Class A Stock)	300	7,568
Mango Excellent Media Co. Ltd. (Class A Stock)	7,300	25,823
Meihua Holdings Group Co. Ltd. (Class A Stock)	3,900	5,227
Meituan (Class B Stock), 144A*	104,609	1,098,267
Metallurgical Corp. of China Ltd. (Class A Stock)	137,400	58,992
Midea Group Co. Ltd. (Class A Stock)	179,748	1,378,484
Minth Group Ltd.	192,000	388,345
Montage Technology Co. Ltd. (Class A Stock)	1,243	10,234
National Silicon Industry Group Co. Ltd. (Class A Stock)*	2,305	5,602
NetEase, Inc.	114,600	2,067,567
New China Life Insurance Co. Ltd. (Class A Stock)	4,700	20,549

	Shares	Value
COMMON STOCKS (continued)
China (cont’d.)
New China Life Insurance Co. Ltd. (Class H Stock)	128,400	$250,516
New Oriental Education & Technology Group, Inc.*	50,100	365,211
Ningbo Joyson Electronic Corp. (Class A Stock)	500	1,260
Ningbo Ronbay New Energy Technology Co. Ltd. (Class A Stock)	505	2,819
NIO, Inc., ADR*(a)	18,547	168,221
Offshore Oil Engineering Co. Ltd. (Class A Stock)	95,400	79,510
Oriental Pearl Group Co. Ltd. (Class A Stock)	8,700	9,176
PDD Holdings, Inc., ADR*	7,554	1,105,226
People.cn Co. Ltd. (Class A Stock)	2,400	9,411
People’s Insurance Co. Group of China Ltd. (The) (Class A Stock)	48,900	33,245
People’s Insurance Co. Group of China Ltd. (The) (Class H Stock)	299,000	91,968
PetroChina Co. Ltd. (Class A Stock)	102,100	101,129
PetroChina Co. Ltd. (Class H Stock)	110,000	72,687
Ping An Bank Co. Ltd. (Class A Stock)	276,300	364,142
Ping An Insurance Group Co. of China Ltd. (Class A Stock)	12,400	70,213
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	461,000	2,087,085
Power Construction Corp. of China Ltd. (Class A Stock)	15,700	10,773
Proya Cosmetics Co. Ltd. (Class A Stock)	15,300	213,439
Sangfor Technologies, Inc. (Class A Stock)*	1,500	15,214
SDIC Power Holdings Co. Ltd. (Class A Stock)	27,300	50,479
Seres Group Co. Ltd. (Class A Stock)*	2,000	21,381
Shaanxi Coal Industry Co. Ltd. (Class A Stock)	6,000	17,598
Shan Xi Hua Yang Group New Energy Co. Ltd. (Class A Stock)	9,600	13,151
Shandong Nanshan Aluminum Co. Ltd. (Class A Stock)	66,900	27,591
Shanghai Baosight Software Co. Ltd. (Class A Stock)	8,980	61,487
Shanghai Construction Group Co. Ltd. (Class A Stock)	9,000	2,955
Shanghai Fosun Pharmaceutical Group Co. Ltd. (Class H Stock)	188,500	410,568
Shanghai Junshi Biosciences Co. Ltd. (Class A Stock)*	574	3,368
Shanxi Coal International Energy Group Co. Ltd. (Class A Stock)	24,900	61,193
Shanxi Coking Coal Energy Group Co. Ltd. (Class A Stock)	14,300	19,826
Shanxi Lu’an Environmental Energy Development Co. Ltd. (Class A Stock)	3,200	9,839
Shenzhen Inovance Technology Co. Ltd. (Class A Stock)	68,500	607,284

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
China (cont’d.)
Shenzhen SC New Energy Technology Corp. (Class A Stock)	300	$3,115
Shenzhen Transsion Holdings Co. Ltd. (Class A Stock)	774	15,028
Shenzhou International Group Holdings Ltd.	89,300	916,116
Sichuan Kelun Pharmaceutical Co. Ltd. (Class A Stock)	3,300	13,455
Silergy Corp.	17,000	275,926
Sinopharm Group Co. Ltd. (Class H Stock)	118,800	311,351
Sinotruk Hong Kong Ltd.	132,000	259,119
SooChow Securities Co. Ltd. (Class A Stock)	1,900	1,949
Sunny Optical Technology Group Co. Ltd.	62,000	563,635
Suzhou Dongshan Precision Manufacturing Co. Ltd. (Class A Stock)	5,700	14,530
Tencent Holdings Ltd.	148,394	5,602,597
Tencent Music Entertainment Group, ADR*	9,658	87,019
Thunder Software Technology Co. Ltd. (Class A Stock)	2,800	31,426
Tingyi Cayman Islands Holding Corp.	614,000	748,831
Tongling Nonferrous Metals Group Co. Ltd. (Class A Stock)	19,400	8,928
Tongwei Co. Ltd. (Class A Stock)	5,200	18,259
Topsports International Holdings Ltd., 144A	650,000	506,875
Trina Solar Co. Ltd. (Class A Stock)	1,896	7,594
Tsingtao Brewery Co. Ltd. (Class A Stock)	1,000	10,491
Unisplendour Corp. Ltd. (Class A Stock)*	1,800	4,885
Universal Scientific Industrial Shanghai Co. Ltd. (Class A Stock)	23,400	49,609
Vipshop Holdings Ltd., ADR*	6,402	113,700
Wanda Film Holding Co. Ltd. (Class A Stock)*	900	1,644
Weichai Power Co. Ltd. (Class A Stock)	18,900	36,179
Western Mining Co. Ltd. (Class A Stock)	2,600	5,203
Western Superconducting Technologies Co. Ltd. (Class A Stock)	726	5,422
Wingtech Technology Co. Ltd. (Class A Stock)*	1,200	7,124
Wintime Energy Group Co. Ltd. (Class A Stock)*	27,100	5,210
Wuliangye Yibin Co. Ltd. (Class A Stock)	61,049	1,202,814
WuXi AppTec Co. Ltd. (Class A Stock)	900	9,193
Wuxi Biologics Cayman, Inc., 144A*	115,500	436,850
Xiamen C & D, Inc. (Class A Stock)	35,500	48,026
Xiaomi Corp. (Class B Stock), 144A*	211,600	423,717
Xinyi Glass Holdings Ltd.	405,000	454,888
Xinyi Solar Holdings Ltd.	490,000	286,477

	Shares	Value
COMMON STOCKS (continued)
China (cont’d.)
Yealink Network Technology Corp. Ltd. (Class A Stock)	2,160	$8,955
YongXing Special Materials Technology Co. Ltd. (Class A Stock)	500	3,660
Yum China Holdings, Inc.	5,825	247,155
Yunnan Yuntianhua Co. Ltd. (Class A Stock)	3,000	6,566
Yutong Bus Co. Ltd. (Class A Stock)	56,000	104,166
Zhejiang Century Huatong Group Co. Ltd. (Class A Stock)*	14,400	10,419
Zhejiang Dahua Technology Co. Ltd. (Class A Stock)	4,100	10,615
Zhejiang Dingli Machinery Co. Ltd. (Class A Stock)	2,500	17,954
Zhejiang Supor Co. Ltd. (Class A Stock)	90,406	672,420
Zhejiang Zheneng Electric Power Co. Ltd. (Class A Stock)*	19,900	12,871
Zhongji Innolight Co. Ltd. (Class A Stock)	100	1,580
Zhongjin Gold Corp. Ltd. (Class A Stock)	13,700	19,129
Zhongsheng Group Holdings Ltd.	121,500	291,021
Zhuzhou CRRC Times Electric Co. Ltd. (Class A Stock)	683	3,483
ZTE Corp. (Class A Stock)	13,800	51,263
ZTO Express Cayman, Inc., ADR	6,767	144,002

		57,334,899

Hong Kong — 0.9%
AIA Group Ltd.	109,000	948,614
Hong Kong Exchanges & Clearing Ltd.	18,700	641,415
Orient Overseas International Ltd.	43,500	607,521

		2,197,550

Hungary — 0.1%
OTP Bank Nyrt	3,646	166,084

India — 12.8%
ABB India Ltd.	660	37,066
Asian Paints Ltd.	16,692	682,145
Bajaj Auto Ltd.	2,034	166,096
Bandhan Bank Ltd., 144A	15,779	45,727
Bank of Baroda	299,664	831,453
Bharat Petroleum Corp. Ltd.	181,912	985,164
Coal India Ltd.	269,457	1,216,760
HCL Technologies Ltd.	73,610	1,295,445
HDFC Bank Ltd.	169,036	3,461,185
Hero MotoCorp Ltd.	2,774	137,889
Hindalco Industries Ltd.	15,415	113,701
Hindustan Aeronautics Ltd.	8,928	300,739
Hindustan Petroleum Corp. Ltd.*	136,871	656,126
ICICI Bank Ltd.	120,694	1,442,269
ICICI Lombard General Insurance Co. Ltd., 144A	14,593	248,903
Indian Oil Corp. Ltd.	485,401	757,054
Infosys Ltd., ADR(a)	169,262	3,111,035
InterGlobe Aviation Ltd., 144A*	7,382	262,992
ITC Ltd.	40,300	223,695

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
India (cont’d.)
Jio Financial Services Ltd.*	37,505	$104,855
Kotak Mahindra Bank Ltd.	32,740	750,157
Larsen & Toubro Ltd.	34,774	1,472,605
Maruti Suzuki India Ltd.	6,072	751,292
NTPC Ltd.	250,083	934,320
Oil & Natural Gas Corp. Ltd.	499,225	1,229,101
Petronet LNG Ltd.	122,610	327,858
Power Finance Corp. Ltd.	90,065	413,824
Power Grid Corp. of India Ltd.	342,975	976,912
REC Ltd.	83,704	414,963
Reliance Industries Ltd.	44,194	1,371,691
Samvardhana Motherson International Ltd.	47,813	58,541
Shriram Finance Ltd.	19,062	470,216
State Bank of India	75,597	582,752
Tata Consultancy Services Ltd.	37,769	1,720,147
Tata Motors Ltd.	25,536	239,237
Tata Steel Ltd.	127,843	214,283
Titan Co. Ltd.	30,238	1,334,614
UltraTech Cement Ltd.	8,387	1,058,030
Vedanta Ltd.	345,852	1,073,750

		31,474,592

Indonesia — 3.5%
Adaro Energy Indonesia Tbk PT	4,199,400	648,592
Aneka Tambang Tbk	623,000	68,991
Astra International Tbk PT	962,100	352,822
Bank Mandiri Persero Tbk PT	342,400	134,508
Bank Negara Indonesia Persero Tbk PT	2,238,200	780,997
Bank Rakyat Indonesia Persero Tbk PT	9,325,906	3,466,140
Indah Kiat Pulp & Paper Tbk PT	210,300	113,665
Indofood Sukses Makmur Tbk PT	133,700	56,013
Telkom Indonesia Persero Tbk PT	7,720,600	1,980,690
United Tractors Tbk PT	647,989	952,134

		8,554,552

Kuwait — 0.1%
National Bank of Kuwait SAKP	109,426	318,345

Malaysia — 0.2%
CIMB Group Holdings Bhd	23,300	29,665
Genting Bhd	171,600	172,474
MISC Bhd	22,500	35,684
RHB Bank Bhd	232,100	275,231

		513,054

Mexico — 4.8%
Alfa SAB de CV (Class A Stock)	346,094	276,981
Banco del Bajio SA, 144A	23,300	78,019
Bolsa Mexicana de Valores SAB de CV.	61,141	126,415
Cemex SAB de CV, ADR*	139,866	1,083,962
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	69,150	1,212,904
Grupo Aeroportuario del Sureste SAB de CV, ADR	783	230,413
Grupo Financiero Banorte SAB de CV (Class O Stock)	305,620	3,079,417

	Shares	Value
COMMON STOCKS (continued)
Mexico (cont’d.)
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	330,942	$741,555
Orbia Advance Corp. SAB de CV	307,519	680,740
Promotora y Operadora de Infraestructura SAB de CV	38,264	412,948
Southern Copper Corp.	15,469	1,331,417
Wal-Mart de Mexico SAB de CV	585,797	2,462,755

		11,717,526

Peru — 0.3%
Credicorp Ltd.	4,332	649,497

Philippines — 0.3%
BDO Unibank, Inc.	33,076	77,924
PLDT, Inc., ADR	1,334	31,256
Robinsons Retail Holdings, Inc.	322,320	230,827
SM Prime Holdings, Inc.	436,417	259,225

		599,232

Poland — 1.0%
Bank Polska Kasa Opieki SA	20,392	788,421
Budimex SA	660	105,017
LPP SA	17	69,975
Powszechna Kasa Oszczednosci Bank Polski SA*	3,656	46,774
Powszechny Zaklad Ubezpieczen SA	126,582	1,520,469

		2,530,656

Qatar — 0.2%
Commercial Bank PSQC (The)	37,148	60,691
Qatar Islamic Bank SAQ	10,763	61,769
Qatar National Bank QPSC	95,352	420,131

		542,591

Russia — 0.0%
Gazprom PJSC*^	273,000	—
LUKOIL PJSC^	9,907	—
Magnit PJSC^	861	—
Moscow Exchange MICEX-RTS PJSC^	569,693	1
Novatek PJSC^	23,180	—
Novolipetsk Steel PJSC*^	140,610	—
PhosAgro PJSC^	1,145	—
PhosAgro PJSC, GDR (MOEX)^	22	—
PhosAgro PJSC, GDR (XLON)*^	2	—
Rosneft Oil Co. PJSC, GDR*^	32,677	3
Sberbank of Russia PJSC^	275,108	—
Severstal PAO, GDR*^	51,348	5
Surgutneftegas PJSC^	324,980	1
Tatneft PJSC, ADR*^	2,728	—

		10

Saudi Arabia — 3.0%
Al Rajhi Bank	39,199	908,869
Arab National Bank	62,523	422,493
Bank Al-Jazira*	9,641	48,048
Banque Saudi Fransi	59,275	632,003
Co. for Cooperative Insurance (The)	915	31,809
Dr. Sulaiman Al Habib Medical Services Group Co.	4,201	317,953

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Saudi Arabia (cont’d.)
Elm Co.	947	$205,721
Etihad Etisalat Co.	2,863	37,720
Jarir Marketing Co.	35,188	146,731
Riyad Bank	96,822	736,675
Sahara International Petrochemical Co.	3,006	27,265
Saudi Basic Industries Corp.	35,538	788,888
Saudi Electricity Co.	43,208	218,409
Saudi National Bank (The)	226,134	2,332,166
Saudi Telecom Co.	56,732	612,376

		7,467,126

South Africa — 4.1%
Absa Group Ltd.	3,119	27,836
African Rainbow Minerals Ltd.	51,388	561,521
AVI Ltd.	50,023	223,681
Bid Corp. Ltd.	31,854	743,022
Bidvest Group Ltd. (The)	51,641	712,869
Capitec Bank Holdings Ltd.	5,749	641,446
Exxaro Resources Ltd.	56,270	631,741
FirstRand Ltd.	204,978	822,369
Naspers Ltd. (Class N Stock)	798	136,594
Nedbank Group Ltd.	54,204	639,856
Old Mutual Ltd.	610,040	434,132
Sanlam Ltd.	323,129	1,288,909
Sasol Ltd.	76,674	772,697
Shoprite Holdings Ltd.	34,019	510,354
Sibanye Stillwater Ltd., ADR(a)	42,382	230,134
Standard Bank Group Ltd.	85,322	972,740
Vodacom Group Ltd.	125,737	729,473

		10,079,374

South Korea — 12.5%
Celltrion Healthcare Co. Ltd.	1,396	97,937
DB Insurance Co. Ltd.	10,491	679,430
Doosan Bobcat, Inc.	25,051	975,819
GS Holdings Corp.*	14,803	468,657
Hana Financial Group, Inc.	37,641	1,262,652
Hanmi Semiconductor Co. Ltd.	11,982	569,325
HMM Co. Ltd.	30,030	455,593
Hyundai Glovis Co. Ltd.	3,544	525,128
Hyundai Mobis Co. Ltd.	768	140,708
Hyundai Steel Co.	21,153	596,132
Industrial Bank of Korea	44,395	408,057
KB Financial Group, Inc.	44,588	1,860,292
Kia Corp.	35,996	2,783,690
Korea Investment Holdings Co. Ltd.	8,615	408,037
LG Chem Ltd.	1,790	688,476
LG Energy Solution Ltd.*	481	158,738
NAVER Corp.*	3,110	538,093
Pan Ocean Co. Ltd.	7,041	20,359
Posco International Corp.	1,781	85,617
Samsung Electronics Co. Ltd.	205,155	12,452,260
Samsung Engineering Co. Ltd.*	5,039	112,880
Samsung SDI Co. Ltd.*	1,321	480,964
Samsung Securities Co. Ltd.*	1,686	50,226
Shinhan Financial Group Co. Ltd.	43,786	1,357,524
SK Hynix, Inc.	17,393	1,898,237
SK Telecom Co. Ltd.	15,917	618,373

	Shares	Value
COMMON STOCKS (continued)
South Korea (cont’d.)
Woori Financial Group, Inc.	110,934	$1,116,553

		30,809,757

Taiwan — 15.0%
Accton Technology Corp.	12,970	220,448
Advantech Co. Ltd.	69,066	835,795
ASE Technology Holding Co. Ltd.	672,083	2,945,228
Catcher Technology Co. Ltd.	79,797	503,877
CTBC Financial Holding Co. Ltd.	749,098	691,271
Delta Electronics, Inc.	103,300	1,053,498
Eclat Textile Co. Ltd.	59,370	1,084,989
Eva Airways Corp.	242,000	247,652
Globalwafers Co. Ltd.	39,000	744,280
Hon Hai Precision Industry Co. Ltd.	371,115	1,262,621
MediaTek, Inc.	47,078	1,554,511
Micro-Star International Co. Ltd.	13,000	86,260
Novatek Microelectronics Corp.	131,666	2,214,525
Pegatron Corp.	65,079	184,918
Pou Chen Corp.	254,557	256,154
President Chain Store Corp.	104,230	914,951
Realtek Semiconductor Corp.	114,290	1,752,629
Shanghai Commercial & Savings Bank Ltd. (The)	96,000	146,298
Taiwan Semiconductor Manufacturing Co. Ltd.	562,727	10,788,350
Taiwan Semiconductor Manufacturing Co. Ltd., ADR(a)	69,863	7,265,752
United Microelectronics Corp.	227,000	386,769
Vanguard International Semiconductor Corp.	385,580	1,022,081
Wiwynn Corp.	11,970	708,750
WPG Holdings Ltd.	24,000	63,761

		36,935,368

Thailand — 1.0%
Kasikornbank PCL, NVDR	7,100	28,048
Krung Thai Bank PCL, NVDR	228,200	122,878
PTT Exploration & Production PCL, NVDR	88,400	385,070
SCB X PCL, NVDR	474,800	1,473,030
Siam Cement PCL (The)	48,100	430,740

		2,439,766

Turkey — 0.2%
Akbank TAS	255,718	316,261
Yapi ve Kredi Bankasi A/S	324,961	214,791

		531,052

United Arab Emirates — 0.3%
Abu Dhabi Commercial Bank PJSC	35,945	89,880
Aldar Properties PJSC	199,136	289,891
Emirates NBD Bank PJSC	33,468	157,604
First Abu Dhabi Bank PJSC	71,961	273,346

		810,721

United States — 0.6%
EPAM Systems, Inc.*	1,434	426,385

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
United States (cont’d.)
Globant SA*	4,708	$1,120,410

		1,546,795

TOTAL COMMON STOCKS (cost $223,022,870)		218,714,664

PREFERRED STOCKS — 1.6%
Brazil — 1.4%
Gerdau SA (PRFC)	75,150	363,650
Itau Unibanco Holding SA (PRFC)	171,306	1,191,861
Petroleo Brasileiro SA (PRFC)	263,000	2,006,641

		3,562,152

South Korea — 0.2%
Samsung Electronics Co. Ltd. (PRFC)	10,516	506,729

TOTAL PREFERRED STOCKS (cost $3,491,454)		4,068,881

UNAFFILIATED EXCHANGE-TRADED FUNDS — 2.9%
United States
iShares Core MSCI Emerging Markets ETF	68,451	3,462,252
Vanguard FTSE Emerging Markets ETF	86,635	3,560,698

TOTAL UNAFFILIATED EXCHANGE-TRADED FUNDS (cost $7,455,005)		7,022,950

TOTAL LONG-TERM INVESTMENTS (cost $233,969,329)		229,806,495

SHORT-TERM INVESTMENTS — 9.1%
AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wb)	11,784,124	11,784,124

	Shares	Value
AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $10,621,035; includes $10,582,180 of cash collateral for securities on loan)(b)(wb)	10,624,375	$10,620,126

TOTAL SHORT-TERM INVESTMENTS (cost $22,405,159)		22,404,250

TOTAL INVESTMENTS—102.5% (cost $256,374,488)		252,210,745
Liabilities in excess of other assets(z) — (2.5)%		(6,094,846)

NET ASSETS — 100.0%		$246,115,899

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $10 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $10,287,621; cash collateral of $10,582,180 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
75	FTSE Bursa Malaysia KLCI Index	Jan. 2024	$1,184,984	$(6,013)
65	Hang Seng China Enterprises Index	Jan. 2024	2,412,371	54,162
65	KOSPI 200 Index	Mar. 2024	4,576,345	300,094
5	Mexican Bolsa Index	Mar. 2024	172,334	1,508

				349,751

Short Positions:
27	FTSE/JSE Top 40 Index	Mar. 2024	1,053,727	(29,037)
9	IFSC NIFTY 50 Index	Jan. 2024	393,273	(1,329)
634	SET 50 Index	Mar. 2024	3,243,881	(32,538)
189	SGX MSCI Singapore Index	Jan. 2024	4,120,121	(147,785)

				(210,689)

				$139,062

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 03/20/24	CITI	BRL	2,106	$431,585	$430,255	$—	$(1,330)
Expiring 03/20/24	CITI	BRL	222	44,281	45,354	1,073	—
Expiring 03/20/24	JPM	BRL	2,106	431,583	430,255	—	(1,328)
Expiring 03/20/24	JPM	BRL	222	44,281	45,355	1,074	—
Chilean Peso,
Expiring 03/20/24	CITI	CLP	250,000	284,939	282,473	—	(2,466)
Expiring 03/20/24	CITI	CLP	150,000	169,550	169,484	—	(66)
Expiring 03/20/24	CITI	CLP	100,000	112,643	112,989	346	—
Expiring 03/20/24	CITI	CLP	100,000	113,420	112,989	—	(431)
Expiring 03/20/24	JPM	CLP	250,000	284,937	282,472	—	(2,465)
Expiring 03/20/24	JPM	CLP	150,000	169,549	169,483	—	(66)
Expiring 03/20/24	JPM	CLP	100,000	113,419	112,989	—	(430)
Expiring 03/20/24	JPM	CLP	100,000	112,642	112,989	347	—
Chinese Renminbi,
Expiring 03/20/24	CITI	CNH	4,357	613,267	614,982	1,715	—
Expiring 03/20/24	CITI	CNH	2,953	416,172	416,704	532	—
Expiring 03/20/24	CITI	CNH	2,896	408,908	408,699	—	(209)
Expiring 03/20/24	CITI	CNH	2,443	343,346	344,804	1,458	—
Expiring 03/20/24	CITI	CNH	1,856	261,955	261,898	—	(57)
Expiring 03/20/24	CITI	CNH	1,592	225,634	224,745	—	(889)
Expiring 03/20/24	CITI	CNH	1,543	217,024	217,817	793	—
Expiring 03/20/24	CITI	CNH	1,229	172,543	173,394	851	—
Expiring 03/20/24	CITI	CNH	1,221	171,577	172,309	732	—
Expiring 03/20/24	CITI	CNH	949	133,826	133,966	140	—
Expiring 03/20/24	CITI	CNH	897	126,449	126,569	120	—
Expiring 03/20/24	CITI	CNH	731	102,966	103,130	164	—
Expiring 03/20/24	CITI	CNH	401	56,406	56,609	203	—
Expiring 03/20/24	CITI	CNH	387	54,496	54,575	79	—
Expiring 03/20/24	CITI	CNH	316	44,588	44,569	—	(19)
Expiring 03/20/24	CITI	CNH	247	34,601	34,924	323	—
Expiring 03/20/24	CITI	CNH	236	33,183	33,331	148	—
Expiring 03/20/24	CITI	CNH	197	27,789	27,763	—	(26)
Expiring 03/20/24	CITI	CNH	160	22,568	22,558	—	(10)
Expiring 03/20/24	CITI	CNH	88	12,400	12,390	—	(10)
Expiring 03/20/24	CITI	CNH	57	7,912	7,978	66	—
Expiring 03/20/24	JPM	CNH	4,357	613,264	614,982	1,718	—
Expiring 03/20/24	JPM	CNH	2,953	416,169	416,703	534	—
Expiring 03/20/24	JPM	CNH	2,896	408,905	408,698	—	(207)
Expiring 03/20/24	JPM	CNH	2,443	343,345	344,805	1,460	—
Expiring 03/20/24	JPM	CNH	1,856	261,953	261,897	—	(56)
Expiring 03/20/24	JPM	CNH	1,592	225,633	224,745	—	(888)
Expiring 03/20/24	JPM	CNH	1,543	217,023	217,816	793	—
Expiring 03/20/24	JPM	CNH	1,229	172,542	173,394	852	—
Expiring 03/20/24	JPM	CNH	1,221	171,576	172,309	733	—
Expiring 03/20/24	JPM	CNH	949	133,825	133,966	141	—
Expiring 03/20/24	JPM	CNH	897	126,448	126,569	121	—
Expiring 03/20/24	JPM	CNH	731	102,965	103,130	165	—
Expiring 03/20/24	JPM	CNH	401	56,406	56,609	203	—
Expiring 03/20/24	JPM	CNH	387	54,496	54,576	80	—
Expiring 03/20/24	JPM	CNH	316	44,588	44,569	—	(19)
Expiring 03/20/24	JPM	CNH	247	34,600	34,923	323	—
Expiring 03/20/24	JPM	CNH	236	33,183	33,331	148	—
Expiring 03/20/24	JPM	CNH	197	27,789	27,763	—	(26)
Expiring 03/20/24	JPM	CNH	160	22,568	22,558	—	(10)
Expiring 03/20/24	JPM	CNH	88	12,400	12,390	—	(10)
Expiring 03/20/24	JPM	CNH	57	7,912	7,977	65	—

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso,
Expiring 03/20/24	CITI	COP	1,482,710	$365,864	$376,412	$10,548	$—
Expiring 03/20/24	CITI	COP	1,001,831	245,171	254,332	9,161	—
Expiring 03/20/24	CITI	COP	1,001,831	242,317	254,333	12,016	—
Expiring 03/20/24	CITI	COP	1,001,831	244,816	254,333	9,517	—
Expiring 03/20/24	CITI	COP	1,001,831	246,151	254,332	8,181	—
Expiring 03/20/24	CITI	COP	650,000	160,377	165,014	4,637	—
Expiring 03/20/24	CITI	COP	601,831	146,308	152,786	6,478	—
Expiring 03/20/24	CITI	COP	550,000	136,797	139,627	2,830	—
Expiring 03/20/24	CITI	COP	500,000	124,678	126,934	2,256	—
Expiring 03/20/24	CITI	COP	150,000	36,896	38,080	1,184	—
Expiring 03/20/24	JPM	COP	1,482,710	365,862	376,411	10,549	—
Expiring 03/20/24	JPM	COP	1,001,831	246,150	254,333	8,183	—
Expiring 03/20/24	JPM	COP	1,001,831	242,315	254,332	12,017	—
Expiring 03/20/24	JPM	COP	1,001,831	244,815	254,333	9,518	—
Expiring 03/20/24	JPM	COP	1,001,831	245,170	254,333	9,163	—
Expiring 03/20/24	JPM	COP	650,000	160,376	165,014	4,638	—
Expiring 03/20/24	JPM	COP	601,831	146,307	152,785	6,478	—
Expiring 03/20/24	JPM	COP	550,000	136,796	139,627	2,831	—
Expiring 03/20/24	JPM	COP	500,000	124,678	126,934	2,256	—
Expiring 03/20/24	JPM	COP	150,000	36,896	38,080	1,184	—
Czech Koruna,
Expiring 03/20/24	CITI	CZK	6,500	291,611	290,036	—	(1,575)
Expiring 03/20/24	CITI	CZK	4,038	178,808	180,201	1,393	—
Expiring 03/20/24	CITI	CZK	1,000	44,634	44,621	—	(13)
Expiring 03/20/24	CITI	CZK	125	5,526	5,570	44	—
Expiring 03/20/24	CITI	CZK	110	4,890	4,923	33	—
Expiring 03/20/24	JPM	CZK	6,500	291,609	290,035	—	(1,574)
Expiring 03/20/24	JPM	CZK	4,038	178,807	180,201	1,394	—
Expiring 03/20/24	JPM	CZK	1,000	44,634	44,621	—	(13)
Expiring 03/20/24	JPM	CZK	125	5,526	5,570	44	—
Expiring 03/20/24	JPM	CZK	110	4,890	4,923	33	—
Euro,
Expiring 03/20/24	CITI	EUR	13	13,722	13,845	123	—
Expiring 03/20/24	CITI	EUR	10	10,512	10,700	188	—
Expiring 03/20/24	CITI	EUR	10	10,432	10,621	189	—
Expiring 03/20/24	CITI	EUR	10	10,422	10,620	198	—
Expiring 03/20/24	CITI	EUR	9	9,846	10,058	212	—
Expiring 03/20/24	CITI	EUR	9	9,792	10,016	224	—
Expiring 03/20/24	CITI	EUR	9	9,576	9,790	214	—
Expiring 03/20/24	CITI	EUR	9	9,803	10,040	237	—
Expiring 03/20/24	CITI	EUR	9	9,685	9,906	221	—
Expiring 03/20/24	CITI	EUR	9	9,806	10,038	232	—
Expiring 03/20/24	CITI	EUR	9	9,619	9,847	228	—
Expiring 03/20/24	CITI	EUR	9	9,787	10,010	223	—
Expiring 03/20/24	CITI	EUR	9	9,809	10,026	217	—
Expiring 03/20/24	CITI	EUR	7	8,057	8,085	28	—
Expiring 03/20/24	CITI	EUR	7	7,993	8,105	112	—
Expiring 03/20/24	CITI	EUR	7	8,067	8,100	33	—
Expiring 03/20/24	CITI	EUR	7	8,005	8,103	98	—
Expiring 03/20/24	CITI	EUR	7	7,969	8,083	114	—
Expiring 03/20/24	CITI	EUR	7	7,976	8,070	94	—
Expiring 03/20/24	CITI	EUR	7	8,056	8,085	29	—
Expiring 03/20/24	CITI	EUR	7	8,055	8,086	31	—
Expiring 03/20/24	CITI	EUR	7	7,985	8,081	96	—
Expiring 03/20/24	CITI	EUR	7	7,978	8,085	107	—

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 03/20/24	CITI	EUR	7	$8,011	$8,103	$92	$—
Expiring 03/20/24	CITI	EUR	7	7,972	8,083	111	—
Expiring 03/20/24	CITI	EUR	5	4,927	4,984	57	—
Expiring 03/20/24	CITI	EUR	4	3,850	3,876	26	—
Expiring 03/20/24	CITI	EUR	4	3,842	3,877	35	—
Expiring 03/20/24	CITI	EUR	3	2,736	2,769	33	—
Expiring 03/20/24	CITI	EUR	3	2,709	2,769	60	—
Expiring 03/20/24	CITI	EUR	2	1,685	1,696	11	—
Expiring 03/20/24	CITI	EUR	2	2,162	2,215	53	—
Expiring 03/20/24	CITI	EUR	1	1,083	1,107	24	—
Expiring 03/20/24	CITI	EUR	1	1,374	1,383	9	—
Expiring 03/20/24	CITI	EUR	1	1,633	1,650	17	—
Expiring 03/20/24	CITI	EUR	1	1,634	1,651	17	—
Expiring 03/20/24	CITI	EUR	1	1,638	1,649	11	—
Expiring 03/20/24	CITI	EUR	1	558	554	—	(4)
Expiring 03/20/24	CITI	EUR	1	1,377	1,385	8	—
Expiring 03/20/24	CITI	EUR	—*	176	177	1	—
Expiring 03/20/24	CITI	EUR	—*	187	189	2	—
Expiring 03/20/24	CITI	EUR	—*	187	189	2	—
Expiring 03/20/24	JPM	EUR	13	13,722	13,845	123	—
Expiring 03/20/24	JPM	EUR	10	10,422	10,620	198	—
Expiring 03/20/24	JPM	EUR	10	10,511	10,699	188	—
Expiring 03/20/24	JPM	EUR	10	10,432	10,621	189	—
Expiring 03/20/24	JPM	EUR	9	9,806	10,039	233	—
Expiring 03/20/24	JPM	EUR	9	9,802	10,039	237	—
Expiring 03/20/24	JPM	EUR	9	9,574	9,788	214	—
Expiring 03/20/24	JPM	EUR	9	9,846	10,058	212	—
Expiring 03/20/24	JPM	EUR	9	9,809	10,027	218	—
Expiring 03/20/24	JPM	EUR	9	9,794	10,018	224	—
Expiring 03/20/24	JPM	EUR	9	9,787	10,010	223	—
Expiring 03/20/24	JPM	EUR	9	9,620	9,848	228	—
Expiring 03/20/24	JPM	EUR	9	9,685	9,906	221	—
Expiring 03/20/24	JPM	EUR	7	7,978	8,085	107	—
Expiring 03/20/24	JPM	EUR	7	8,055	8,086	31	—
Expiring 03/20/24	JPM	EUR	7	7,993	8,105	112	—
Expiring 03/20/24	JPM	EUR	7	8,067	8,101	34	—
Expiring 03/20/24	JPM	EUR	7	8,057	8,085	28	—
Expiring 03/20/24	JPM	EUR	7	7,971	8,083	112	—
Expiring 03/20/24	JPM	EUR	7	7,969	8,083	114	—
Expiring 03/20/24	JPM	EUR	7	8,056	8,085	29	—
Expiring 03/20/24	JPM	EUR	7	7,976	8,070	94	—
Expiring 03/20/24	JPM	EUR	7	7,985	8,081	96	—
Expiring 03/20/24	JPM	EUR	7	8,005	8,103	98	—
Expiring 03/20/24	JPM	EUR	7	8,011	8,103	92	—
Expiring 03/20/24	JPM	EUR	5	4,927	4,984	57	—
Expiring 03/20/24	JPM	EUR	4	3,850	3,876	26	—
Expiring 03/20/24	JPM	EUR	4	3,842	3,877	35	—
Expiring 03/20/24	JPM	EUR	3	2,709	2,769	60	—
Expiring 03/20/24	JPM	EUR	3	2,736	2,769	33	—
Expiring 03/20/24	JPM	EUR	2	2,162	2,215	53	—
Expiring 03/20/24	JPM	EUR	2	1,685	1,696	11	—
Expiring 03/20/24	JPM	EUR	1	1,634	1,651	17	—
Expiring 03/20/24	JPM	EUR	1	1,083	1,107	24	—
Expiring 03/20/24	JPM	EUR	1	1,633	1,650	17	—
Expiring 03/20/24	JPM	EUR	1	1,638	1,649	11	—

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 03/20/24	JPM	EUR	1	$1,374	$1,383	$9	$—
Expiring 03/20/24	JPM	EUR	1	1,377	1,385	8	—
Expiring 03/20/24	JPM	EUR	1	558	554	—	(4)
Expiring 03/20/24	JPM	EUR	—*	176	177	1	—
Expiring 03/20/24	JPM	EUR	—*	187	189	2	—
Expiring 03/20/24	JPM	EUR	—*	187	189	2	—
Hong Kong Dollar,
Expiring 03/20/24	CITI	HKD	9,364	1,202,100	1,201,398	—	(702)
Expiring 03/20/24	CITI	HKD	2,820	361,715	361,760	45	—
Expiring 03/20/24	CITI	HKD	2,169	278,165	278,315	150	—
Expiring 03/20/24	CITI	HKD	2,013	258,290	258,301	11	—
Expiring 03/20/24	CITI	HKD	1,547	198,322	198,433	111	—
Expiring 03/20/24	CITI	HKD	1,439	184,486	184,581	95	—
Expiring 03/20/24	CITI	HKD	1,295	165,974	166,118	144	—
Expiring 03/20/24	CITI	HKD	512	65,607	65,668	61	—
Expiring 03/20/24	CITI	HKD	247	31,747	31,739	—	(8)
Expiring 03/20/24	CITI	HKD	88	11,308	11,311	3	—
Expiring 03/20/24	JPM	HKD	9,364	1,202,094	1,201,398	—	(696)
Expiring 03/20/24	JPM	HKD	2,820	361,713	361,759	46	—
Expiring 03/20/24	JPM	HKD	2,169	278,164	278,316	152	—
Expiring 03/20/24	JPM	HKD	2,013	258,289	258,301	12	—
Expiring 03/20/24	JPM	HKD	1,547	198,321	198,433	112	—
Expiring 03/20/24	JPM	HKD	1,439	184,485	184,581	96	—
Expiring 03/20/24	JPM	HKD	1,295	165,973	166,117	144	—
Expiring 03/20/24	JPM	HKD	512	65,607	65,668	61	—
Expiring 03/20/24	JPM	HKD	247	31,747	31,739	—	(8)
Expiring 03/20/24	JPM	HKD	88	11,308	11,311	3	—
Hungarian Forint,
Expiring 03/20/24	CITI	HUF	192,616	539,200	550,283	11,083	—
Expiring 03/20/24	CITI	HUF	191,844	550,800	548,078	—	(2,722)
Expiring 03/20/24	CITI	HUF	191,844	543,742	548,078	4,336	—
Expiring 03/20/24	CITI	HUF	80,000	225,942	228,551	2,609	—
Expiring 03/20/24	CITI	HUF	65,000	182,986	185,698	2,712	—
Expiring 03/20/24	CITI	HUF	50,000	140,093	142,844	2,751	—
Expiring 03/20/24	CITI	HUF	10,000	28,350	28,569	219	—
Expiring 03/20/24	CITI	HUF	6,224	17,685	17,781	96	—
Expiring 03/20/24	CITI	HUF	6,224	17,843	17,782	—	(61)
Expiring 03/20/24	CITI	HUF	5,452	15,282	15,575	293	—
Expiring 03/20/24	JPM	HUF	192,616	539,198	550,284	11,086	—
Expiring 03/20/24	JPM	HUF	191,844	550,798	548,078	—	(2,720)
Expiring 03/20/24	JPM	HUF	191,844	543,740	548,078	4,338	—
Expiring 03/20/24	JPM	HUF	80,000	225,941	228,551	2,610	—
Expiring 03/20/24	JPM	HUF	65,000	182,985	185,697	2,712	—
Expiring 03/20/24	JPM	HUF	50,000	140,093	142,845	2,752	—
Expiring 03/20/24	JPM	HUF	10,000	28,350	28,569	219	—
Expiring 03/20/24	JPM	HUF	6,224	17,843	17,782	—	(61)
Expiring 03/20/24	JPM	HUF	6,224	17,685	17,781	96	—
Expiring 03/20/24	JPM	HUF	5,452	15,282	15,575	293	—
Indian Rupee,
Expiring 03/20/24	CITI	INR	76,094	909,072	910,937	1,865	—
Expiring 03/20/24	CITI	INR	74,092	886,288	886,966	678	—
Expiring 03/20/24	CITI	INR	50,062	598,943	599,301	358	—
Expiring 03/20/24	CITI	INR	50,062	598,696	599,301	605	—
Expiring 03/20/24	CITI	INR	45,062	538,785	539,445	660	—
Expiring 03/20/24	CITI	INR	45,062	538,907	539,445	538	—

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 03/20/24	CITI	INR	45,062	$538,688	$539,445	$757	$—
Expiring 03/20/24	CITI	INR	45,000	538,785	538,704	—	(81)
Expiring 03/20/24	CITI	INR	25,000	299,195	299,280	85	—
Expiring 03/20/24	CITI	INR	15,000	179,885	179,568	—	(317)
Expiring 03/20/24	CITI	INR	15,000	179,720	179,568	—	(152)
Expiring 03/20/24	JPM	INR	76,094	909,068	910,938	1,870	—
Expiring 03/20/24	JPM	INR	74,092	886,283	886,965	682	—
Expiring 03/20/24	JPM	INR	50,062	598,940	599,301	361	—
Expiring 03/20/24	JPM	INR	50,062	598,693	599,301	608	—
Expiring 03/20/24	JPM	INR	45,062	538,685	539,445	760	—
Expiring 03/20/24	JPM	INR	45,062	538,782	539,445	663	—
Expiring 03/20/24	JPM	INR	45,062	538,904	539,445	541	—
Expiring 03/20/24	JPM	INR	45,000	538,783	538,705	—	(78)
Expiring 03/20/24	JPM	INR	25,000	299,194	299,280	86	—
Expiring 03/20/24	JPM	INR	15,000	179,884	179,568	—	(316)
Expiring 03/20/24	JPM	INR	15,000	179,719	179,568	—	(151)
Indonesian Rupiah,
Expiring 03/20/24	CITI	IDR	4,500,000	290,093	292,237	2,144	—
Expiring 03/20/24	CITI	IDR	4,000,000	257,865	259,766	1,901	—
Expiring 03/20/24	CITI	IDR	2,000,000	129,153	129,883	730	—
Expiring 03/20/24	JPM	IDR	4,500,000	290,091	292,237	2,146	—
Expiring 03/20/24	JPM	IDR	4,000,000	257,863	259,766	1,903	—
Expiring 03/20/24	JPM	IDR	2,000,000	129,152	129,883	731	—
Israeli Shekel,
Expiring 03/20/24	CITI	ILS	245	66,688	67,700	1,012	—
Expiring 03/20/24	JPM	ILS	245	66,687	67,699	1,012	—
Mexican Peso,
Expiring 03/20/24	CITI	MXN	21,811	1,248,410	1,267,514	19,104	—
Expiring 03/20/24	CITI	MXN	21,811	1,246,988	1,267,514	20,526	—
Expiring 03/20/24	CITI	MXN	20,311	1,143,122	1,180,342	37,220	—
Expiring 03/20/24	CITI	MXN	17,500	1,022,192	1,017,005	—	(5,187)
Expiring 03/20/24	CITI	MXN	11,311	640,106	657,311	17,205	—
Expiring 03/20/24	CITI	MXN	5,000	286,264	290,573	4,309	—
Expiring 03/20/24	CITI	MXN	1,500	87,494	87,172	—	(322)
Expiring 03/20/24	JPM	MXN	21,811	1,246,982	1,267,514	20,532	—
Expiring 03/20/24	JPM	MXN	21,811	1,248,403	1,267,513	19,110	—
Expiring 03/20/24	JPM	MXN	20,311	1,143,116	1,180,342	37,226	—
Expiring 03/20/24	JPM	MXN	17,500	1,022,187	1,017,005	—	(5,182)
Expiring 03/20/24	JPM	MXN	11,311	640,102	657,310	17,208	—
Expiring 03/20/24	JPM	MXN	5,000	286,262	290,572	4,310	—
Expiring 03/20/24	JPM	MXN	1,500	87,494	87,172	—	(322)
New Taiwanese Dollar,
Expiring 03/20/24	CITI	TWD	17,233	556,803	571,169	14,366	—
Expiring 03/20/24	CITI	TWD	16,780	546,262	556,138	9,876	—
Expiring 03/20/24	CITI	TWD	11,338	365,703	375,769	10,066	—
Expiring 03/20/24	CITI	TWD	11,338	364,765	375,768	11,003	—
Expiring 03/20/24	CITI	TWD	11,338	364,562	375,768	11,206	—
Expiring 03/20/24	CITI	TWD	11,338	367,576	375,768	8,192	—
Expiring 03/20/24	CITI	TWD	11,338	369,553	375,769	6,216	—
Expiring 03/20/24	CITI	TWD	8,500	276,845	281,716	4,871	—
Expiring 03/20/24	CITI	TWD	3,500	112,462	116,001	3,539	—
Expiring 03/20/24	CITI	TWD	2,000	64,264	66,286	2,022	—
Expiring 03/20/24	JPM	TWD	17,233	556,800	571,169	14,369	—
Expiring 03/20/24	JPM	TWD	16,780	546,259	556,137	9,878	—
Expiring 03/20/24	JPM	TWD	11,338	367,574	375,768	8,194	—

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar (cont’d.),
Expiring 03/20/24	JPM	TWD	11,338	$365,701	$375,769	$10,068	$—
Expiring 03/20/24	JPM	TWD	11,338	369,551	375,768	6,217	—
Expiring 03/20/24	JPM	TWD	11,338	364,561	375,769	11,208	—
Expiring 03/20/24	JPM	TWD	11,338	364,764	375,769	11,005	—
Expiring 03/20/24	JPM	TWD	8,500	276,844	281,716	4,872	—
Expiring 03/20/24	JPM	TWD	3,500	112,461	116,001	3,540	—
Expiring 03/20/24	JPM	TWD	2,000	64,264	66,287	2,023	—
Peruvian Nuevo Sol,
Expiring 03/20/24	CITI	PEN	20	5,380	5,393	13	—
Expiring 03/20/24	CITI	PEN	19	5,100	5,123	23	—
Expiring 03/20/24	CITI	PEN	15	3,856	3,910	54	—
Expiring 03/20/24	CITI	PEN	14	3,739	3,775	36	—
Expiring 03/20/24	CITI	PEN	13	3,493	3,505	12	—
Expiring 03/20/24	CITI	PEN	9	2,389	2,427	38	—
Expiring 03/20/24	CITI	PEN	6	1,462	1,483	21	—
Expiring 03/20/24	CITI	PEN	2	533	539	6	—
Expiring 03/20/24	CITI	PEN	2	531	539	8	—
Expiring 03/20/24	JPM	PEN	20	5,380	5,393	13	—
Expiring 03/20/24	JPM	PEN	19	5,100	5,123	23	—
Expiring 03/20/24	JPM	PEN	15	3,856	3,910	54	—
Expiring 03/20/24	JPM	PEN	14	3,739	3,775	36	—
Expiring 03/20/24	JPM	PEN	13	3,493	3,505	12	—
Expiring 03/20/24	JPM	PEN	9	2,389	2,427	38	—
Expiring 03/20/24	JPM	PEN	6	1,462	1,483	21	—
Expiring 03/20/24	JPM	PEN	2	533	539	6	—
Expiring 03/20/24	JPM	PEN	2	531	539	8	—
Philippine Peso,
Expiring 03/20/24	CITI	PHP	5,000	89,845	90,310	465	—
Expiring 03/20/24	JPM	PHP	5,000	89,844	90,309	465	—
Polish Zloty,
Expiring 03/20/24	CITI	PLN	1,018	254,587	258,305	3,718	—
Expiring 03/20/24	CITI	PLN	820	203,431	208,216	4,785	—
Expiring 03/20/24	CITI	PLN	812	203,509	206,261	2,752	—
Expiring 03/20/24	CITI	PLN	812	205,184	206,261	1,077	—
Expiring 03/20/24	CITI	PLN	794	197,280	201,514	4,234	—
Expiring 03/20/24	CITI	PLN	794	196,981	201,515	4,534	—
Expiring 03/20/24	CITI	PLN	792	197,966	201,169	3,203	—
Expiring 03/20/24	CITI	PLN	743	185,713	188,553	2,840	—
Expiring 03/20/24	CITI	PLN	351	87,935	89,106	1,171	—
Expiring 03/20/24	CITI	PLN	66	16,526	16,772	246	—
Expiring 03/20/24	CITI	PLN	65	16,139	16,501	362	—
Expiring 03/20/24	CITI	PLN	65	16,069	16,427	358	—
Expiring 03/20/24	CITI	PLN	65	16,079	16,427	348	—
Expiring 03/20/24	CITI	PLN	60	15,029	15,248	219	—
Expiring 03/20/24	CITI	PLN	56	13,951	14,141	190	—
Expiring 03/20/24	CITI	PLN	46	11,507	11,679	172	—
Expiring 03/20/24	CITI	PLN	46	11,663	11,679	16	—
Expiring 03/20/24	CITI	PLN	38	9,514	9,726	212	—
Expiring 03/20/24	JPM	PLN	1,018	254,586	258,306	3,720	—
Expiring 03/20/24	JPM	PLN	820	203,430	208,216	4,786	—
Expiring 03/20/24	JPM	PLN	812	203,508	206,261	2,753	—
Expiring 03/20/24	JPM	PLN	812	205,183	206,261	1,078	—
Expiring 03/20/24	JPM	PLN	794	196,980	201,515	4,535	—
Expiring 03/20/24	JPM	PLN	794	197,279	201,514	4,235	—
Expiring 03/20/24	JPM	PLN	792	197,966	201,170	3,204	—

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Polish Zloty (cont’d.),
Expiring 03/20/24	JPM	PLN	743	$185,712	$188,553	$2,841	$—
Expiring 03/20/24	JPM	PLN	351	87,934	89,106	1,172	—
Expiring 03/20/24	JPM	PLN	66	16,526	16,772	246	—
Expiring 03/20/24	JPM	PLN	65	16,139	16,501	362	—
Expiring 03/20/24	JPM	PLN	65	16,079	16,427	348	—
Expiring 03/20/24	JPM	PLN	65	16,069	16,427	358	—
Expiring 03/20/24	JPM	PLN	60	15,029	15,248	219	—
Expiring 03/20/24	JPM	PLN	56	13,951	14,141	190	—
Expiring 03/20/24	JPM	PLN	46	11,507	11,679	172	—
Expiring 03/20/24	JPM	PLN	46	11,663	11,679	16	—
Expiring 03/20/24	JPM	PLN	38	9,514	9,726	212	—
Saudi Arabian Riyal,
Expiring 03/20/24	CITI	SAR	855	227,906	227,893	—	(13)
Expiring 03/20/24	CITI	SAR	573	152,761	152,782	21	—
Expiring 03/20/24	CITI	SAR	568	151,368	151,409	41	—
Expiring 03/20/24	CITI	SAR	465	123,968	124,000	32	—
Expiring 03/20/24	CITI	SAR	462	123,013	123,047	34	—
Expiring 03/20/24	CITI	SAR	283	75,440	75,434	—	(6)
Expiring 03/20/24	CITI	SAR	186	49,623	49,627	4	—
Expiring 03/20/24	CITI	SAR	151	40,242	40,246	4	—
Expiring 03/20/24	CITI	SAR	137	36,505	36,514	9	—
Expiring 03/20/24	CITI	SAR	127	33,844	33,849	5	—
Expiring 03/20/24	CITI	SAR	113	30,111	30,117	6	—
Expiring 03/20/24	CITI	SAR	99	26,385	26,386	1	—
Expiring 03/20/24	CITI	SAR	80	21,184	21,189	5	—
Expiring 03/20/24	CITI	SAR	59	15,590	15,592	2	—
Expiring 03/20/24	CITI	SAR	50	13,324	13,326	2	—
Expiring 03/20/24	CITI	SAR	45	11,992	11,993	1	—
Expiring 03/20/24	CITI	SAR	6	1,727	1,727	—	—
Expiring 03/20/24	CITI	SAR	2	421	421	—	—
Expiring 03/20/24	CITI	SAR	1	335	335	—	—
Expiring 03/20/24	JPM	SAR	855	227,905	227,893	—	(12)
Expiring 03/20/24	JPM	SAR	573	152,760	152,782	22	—
Expiring 03/20/24	JPM	SAR	568	151,367	151,409	42	—
Expiring 03/20/24	JPM	SAR	465	123,966	123,998	32	—
Expiring 03/20/24	JPM	SAR	462	123,012	123,046	34	—
Expiring 03/20/24	JPM	SAR	283	75,439	75,433	—	(6)
Expiring 03/20/24	JPM	SAR	186	49,623	49,627	4	—
Expiring 03/20/24	JPM	SAR	151	40,241	40,245	4	—
Expiring 03/20/24	JPM	SAR	137	36,505	36,514	9	—
Expiring 03/20/24	JPM	SAR	127	33,844	33,849	5	—
Expiring 03/20/24	JPM	SAR	113	30,111	30,117	6	—
Expiring 03/20/24	JPM	SAR	99	26,385	26,386	1	—
Expiring 03/20/24	JPM	SAR	80	21,183	21,188	5	—
Expiring 03/20/24	JPM	SAR	59	15,590	15,592	2	—
Expiring 03/20/24	JPM	SAR	50	13,324	13,326	2	—
Expiring 03/20/24	JPM	SAR	45	11,992	11,993	1	—
Expiring 03/20/24	JPM	SAR	6	1,727	1,727	—	—
Expiring 03/20/24	JPM	SAR	2	421	421	—	—
Expiring 03/20/24	JPM	SAR	1	335	335	—	—
Singapore Dollar,
Expiring 03/20/24	CITI	SGD	649	488,628	493,225	4,597	—
Expiring 03/20/24	CITI	SGD	483	361,246	367,352	6,106	—
Expiring 03/20/24	CITI	SGD	21	15,872	15,972	100	—
Expiring 03/20/24	JPM	SGD	649	488,625	493,225	4,600	—

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 03/20/24	JPM	SGD	483	$361,245	$367,352	$6,107	$—
Expiring 03/20/24	JPM	SGD	21	15,872	15,971	99	—
South African Rand,
Expiring 03/20/24	CITI	ZAR	9,000	474,928	488,520	13,592	—
Expiring 03/20/24	CITI	ZAR	6,269	335,846	340,297	4,451	—
Expiring 03/20/24	CITI	ZAR	6,219	329,515	337,545	8,030	—
Expiring 03/20/24	CITI	ZAR	4,500	234,201	244,260	10,059	—
Expiring 03/20/24	CITI	ZAR	1,875	100,228	101,775	1,547	—
Expiring 03/20/24	CITI	ZAR	1,875	100,195	101,775	1,580	—
Expiring 03/20/24	CITI	ZAR	1,875	100,434	101,775	1,341	—
Expiring 03/20/24	CITI	ZAR	1,875	100,517	101,775	1,258	—
Expiring 03/20/24	CITI	ZAR	1,340	71,731	72,735	1,004	—
Expiring 03/20/24	CITI	ZAR	1,340	71,927	72,735	808	—
Expiring 03/20/24	CITI	ZAR	1,320	70,828	71,650	822	—
Expiring 03/20/24	CITI	ZAR	197	10,438	10,701	263	—
Expiring 03/20/24	CITI	ZAR	146	7,825	7,950	125	—
Expiring 03/20/24	JPM	ZAR	9,000	474,925	488,519	13,594	—
Expiring 03/20/24	JPM	ZAR	6,269	335,844	340,296	4,452	—
Expiring 03/20/24	JPM	ZAR	6,219	329,514	337,546	8,032	—
Expiring 03/20/24	JPM	ZAR	4,500	234,200	244,260	10,060	—
Expiring 03/20/24	JPM	ZAR	1,875	100,517	101,775	1,258	—
Expiring 03/20/24	JPM	ZAR	1,875	100,433	101,775	1,342	—
Expiring 03/20/24	JPM	ZAR	1,875	100,228	101,775	1,547	—
Expiring 03/20/24	JPM	ZAR	1,875	100,195	101,775	1,580	—
Expiring 03/20/24	JPM	ZAR	1,340	71,730	72,735	1,005	—
Expiring 03/20/24	JPM	ZAR	1,340	71,927	72,735	808	—
Expiring 03/20/24	JPM	ZAR	1,320	70,828	71,649	821	—
Expiring 03/20/24	JPM	ZAR	197	10,438	10,701	263	—
Expiring 03/20/24	JPM	ZAR	146	7,825	7,950	125	—
South Korean Won,
Expiring 03/20/24	CITI	KRW	200,000	154,404	155,169	765	—
Expiring 03/20/24	JPM	KRW	200,000	154,404	155,170	766	—
Thai Baht,
Expiring 03/20/24	CITI	THB	4,531	131,061	133,678	2,617	—
Expiring 03/20/24	CITI	THB	4,531	131,008	133,678	2,670	—
Expiring 03/20/24	CITI	THB	4,531	131,997	133,678	1,681	—
Expiring 03/20/24	CITI	THB	4,531	130,766	133,678	2,912	—
Expiring 03/20/24	CITI	THB	4,500	130,137	132,767	2,630	—
Expiring 03/20/24	CITI	THB	2,500	71,509	73,760	2,251	—
Expiring 03/20/24	CITI	THB	2,000	57,276	59,008	1,732	—
Expiring 03/20/24	CITI	THB	2,000	57,207	59,008	1,801	—
Expiring 03/20/24	CITI	THB	500	14,410	14,752	342	—
Expiring 03/20/24	CITI	THB	500	14,699	14,752	53	—
Expiring 03/20/24	CITI	THB	500	14,089	14,752	663	—
Expiring 03/20/24	CITI	THB	500	14,372	14,752	380	—
Expiring 03/20/24	CITI	THB	500	14,439	14,752	313	—
Expiring 03/20/24	CITI	THB	500	14,086	14,752	666	—
Expiring 03/20/24	CITI	THB	500	14,403	14,752	349	—
Expiring 03/20/24	CITI	THB	500	14,442	14,752	310	—
Expiring 03/20/24	CITI	THB	500	14,302	14,752	450	—
Expiring 03/20/24	CITI	THB	500	14,307	14,752	445	—
Expiring 03/20/24	CITI	THB	500	14,378	14,752	374	—
Expiring 03/20/24	JPM	THB	4,531	131,061	133,679	2,618	—
Expiring 03/20/24	JPM	THB	4,531	131,996	133,678	1,682	—
Expiring 03/20/24	JPM	THB	4,531	130,766	133,679	2,913	—

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 03/20/24	JPM	THB	4,531	$131,008	$133,679	$2,671	$—
Expiring 03/20/24	JPM	THB	4,500	130,136	132,767	2,631	—
Expiring 03/20/24	JPM	THB	2,500	71,508	73,759	2,251	—
Expiring 03/20/24	JPM	THB	2,000	57,275	59,007	1,732	—
Expiring 03/20/24	JPM	THB	2,000	57,206	59,007	1,801	—
Expiring 03/20/24	JPM	THB	500	14,378	14,752	374	—
Expiring 03/20/24	JPM	THB	500	14,302	14,752	450	—
Expiring 03/20/24	JPM	THB	500	14,442	14,752	310	—
Expiring 03/20/24	JPM	THB	500	14,086	14,752	666	—
Expiring 03/20/24	JPM	THB	500	14,307	14,752	445	—
Expiring 03/20/24	JPM	THB	500	14,088	14,752	664	—
Expiring 03/20/24	JPM	THB	500	14,439	14,752	313	—
Expiring 03/20/24	JPM	THB	500	14,372	14,752	380	—
Expiring 03/20/24	JPM	THB	500	14,410	14,752	342	—
Expiring 03/20/24	JPM	THB	500	14,699	14,752	53	—
Expiring 03/20/24	JPM	THB	500	14,403	14,752	349	—

				$70,304,053	$71,085,224	814,495	(33,324)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 03/20/24	CITI	BRL	2,085	$420,248	$426,029	$—	$(5,781)
Expiring 03/20/24	CITI	BRL	1,213	243,221	247,815	—	(4,594)
Expiring 03/20/24	CITI	BRL	1,131	230,052	231,063	—	(1,011)
Expiring 03/20/24	CITI	BRL	1,049	210,210	214,247	—	(4,037)
Expiring 03/20/24	JPM	BRL	2,085	420,250	426,028	—	(5,778)
Expiring 03/20/24	JPM	BRL	1,213	243,222	247,815	—	(4,593)
Expiring 03/20/24	JPM	BRL	1,131	230,053	231,062	—	(1,009)
Expiring 03/20/24	JPM	BRL	1,049	210,211	214,247	—	(4,036)
Chilean Peso,
Expiring 03/20/24	CITI	CLP	200,000	226,446	225,978	468	—
Expiring 03/20/24	CITI	CLP	200,000	226,168	225,978	190	—
Expiring 03/20/24	CITI	CLP	150,000	168,856	169,484	—	(628)
Expiring 03/20/24	CITI	CLP	129,681	148,374	146,526	1,848	—
Expiring 03/20/24	CITI	CLP	100,000	115,367	112,989	2,378	—
Expiring 03/20/24	CITI	CLP	100,000	114,340	112,989	1,351	—
Expiring 03/20/24	CITI	CLP	87,623	101,031	99,004	2,027	—
Expiring 03/20/24	CITI	CLP	87,623	99,763	99,004	759	—
Expiring 03/20/24	CITI	CLP	87,623	100,035	99,004	1,031	—
Expiring 03/20/24	CITI	CLP	87,623	99,831	99,004	827	—
Expiring 03/20/24	CITI	CLP	87,623	101,154	99,005	2,149	—
Expiring 03/20/24	JPM	CLP	200,000	226,169	225,978	191	—
Expiring 03/20/24	JPM	CLP	200,000	226,447	225,979	468	—
Expiring 03/20/24	JPM	CLP	150,000	168,857	169,484	—	(627)
Expiring 03/20/24	JPM	CLP	129,681	148,374	146,525	1,849	—
Expiring 03/20/24	JPM	CLP	100,000	115,368	112,989	2,379	—
Expiring 03/20/24	JPM	CLP	100,000	114,341	112,989	1,352	—
Expiring 03/20/24	JPM	CLP	87,623	99,764	99,004	760	—
Expiring 03/20/24	JPM	CLP	87,623	100,036	99,004	1,032	—
Expiring 03/20/24	JPM	CLP	87,623	99,831	99,003	828	—
Expiring 03/20/24	JPM	CLP	87,623	101,155	99,004	2,151	—
Expiring 03/20/24	JPM	CLP	87,623	101,031	99,004	2,027	—

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi,
Expiring 03/20/24	CITI	CNH	2,548	$359,772	$359,626	$146	$—
Expiring 03/20/24	CITI	CNH	2,474	348,210	349,200	—	(990)
Expiring 03/20/24	CITI	CNH	2,385	334,817	336,585	—	(1,768)
Expiring 03/20/24	CITI	CNH	2,385	336,719	336,585	134	—
Expiring 03/20/24	CITI	CNH	2,385	335,131	336,585	—	(1,454)
Expiring 03/20/24	CITI	CNH	2,385	336,142	336,586	—	(444)
Expiring 03/20/24	CITI	CNH	1,974	277,794	278,635	—	(841)
Expiring 03/20/24	CITI	CNH	1,803	254,044	254,462	—	(418)
Expiring 03/20/24	CITI	CNH	1,389	196,361	195,998	363	—
Expiring 03/20/24	CITI	CNH	1,324	186,879	186,814	65	—
Expiring 03/20/24	CITI	CNH	1,130	160,045	159,424	621	—
Expiring 03/20/24	CITI	CNH	1,049	147,955	148,116	—	(161)
Expiring 03/20/24	CITI	CNH	471	66,480	66,463	17	—
Expiring 03/20/24	CITI	CNH	254	35,868	35,889	—	(21)
Expiring 03/20/24	CITI	CNH	158	22,064	22,275	—	(211)
Expiring 03/20/24	CITI	CNH	82	11,459	11,567	—	(108)
Expiring 03/20/24	CITI	CNH	41	5,753	5,770	—	(17)
Expiring 03/20/24	CITI	CNH	35	4,880	4,921	—	(41)
Expiring 03/20/24	JPM	CNH	2,548	359,773	359,625	148	—
Expiring 03/20/24	JPM	CNH	2,474	348,212	349,201	—	(989)
Expiring 03/20/24	JPM	CNH	2,385	335,133	336,585	—	(1,452)
Expiring 03/20/24	JPM	CNH	2,385	334,819	336,586	—	(1,767)
Expiring 03/20/24	JPM	CNH	2,385	336,143	336,585	—	(442)
Expiring 03/20/24	JPM	CNH	2,385	336,721	336,585	136	—
Expiring 03/20/24	JPM	CNH	1,974	277,796	278,635	—	(839)
Expiring 03/20/24	JPM	CNH	1,803	254,045	254,462	—	(417)
Expiring 03/20/24	JPM	CNH	1,389	196,362	195,998	364	—
Expiring 03/20/24	JPM	CNH	1,324	186,881	186,815	66	—
Expiring 03/20/24	JPM	CNH	1,130	160,046	159,424	622	—
Expiring 03/20/24	JPM	CNH	1,049	147,956	148,116	—	(160)
Expiring 03/20/24	JPM	CNH	471	66,480	66,463	17	—
Expiring 03/20/24	JPM	CNH	254	35,868	35,889	—	(21)
Expiring 03/20/24	JPM	CNH	158	22,064	22,275	—	(211)
Expiring 03/20/24	JPM	CNH	82	11,459	11,567	—	(108)
Expiring 03/20/24	JPM	CNH	41	5,753	5,770	—	(17)
Expiring 03/20/24	JPM	CNH	35	4,880	4,921	—	(41)
Czech Koruna,
Expiring 03/20/24	CITI	CZK	3,500	157,311	156,173	1,138	—
Expiring 03/20/24	CITI	CZK	3,000	134,391	133,863	528	—
Expiring 03/20/24	CITI	CZK	2,500	111,533	111,552	—	(19)
Expiring 03/20/24	CITI	CZK	2,000	89,160	89,241	—	(81)
Expiring 03/20/24	JPM	CZK	3,500	157,312	156,173	1,139	—
Expiring 03/20/24	JPM	CZK	3,000	134,391	133,862	529	—
Expiring 03/20/24	JPM	CZK	2,500	111,533	111,552	—	(19)
Expiring 03/20/24	JPM	CZK	2,000	89,161	89,242	—	(81)
Euro,
Expiring 03/20/24	CITI	EUR	2	1,625	1,662	—	(37)
Expiring 03/20/24	CITI	EUR	1	554	554	—	—
Expiring 03/20/24	CITI	EUR	1	559	565	—	(6)
Expiring 03/20/24	CITI	EUR	1	1,082	1,107	—	(25)
Expiring 03/20/24	CITI	EUR	1	554	554	—	—
Expiring 03/20/24	CITI	EUR	1	558	564	—	(6)
Expiring 03/20/24	CITI	EUR	—*	527	532	—	(5)
Expiring 03/20/24	JPM	EUR	2	1,625	1,662	—	(37)
Expiring 03/20/24	JPM	EUR	1	1,082	1,107	—	(25)

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 03/20/24	JPM	EUR	1	$554	$554	$—	$—
Expiring 03/20/24	JPM	EUR	1	559	565	—	(6)
Expiring 03/20/24	JPM	EUR	1	554	554	—	—
Expiring 03/20/24	JPM	EUR	1	558	564	—	(6)
Expiring 03/20/24	JPM	EUR	—*	527	532	—	(5)
Hong Kong Dollar,
Expiring 03/20/24	CITI	HKD	4,777	613,449	612,906	543	—
Expiring 03/20/24	CITI	HKD	2,658	340,750	341,021	—	(271)
Expiring 03/20/24	CITI	HKD	1,714	219,668	219,865	—	(197)
Expiring 03/20/24	CITI	HKD	827	105,982	106,080	—	(98)
Expiring 03/20/24	CITI	HKD	187	23,951	23,971	—	(20)
Expiring 03/20/24	CITI	HKD	90	11,493	11,491	2	—
Expiring 03/20/24	JPM	HKD	4,777	613,452	612,906	546	—
Expiring 03/20/24	JPM	HKD	2,658	340,751	341,020	—	(269)
Expiring 03/20/24	JPM	HKD	1,714	219,670	219,866	—	(196)
Expiring 03/20/24	JPM	HKD	827	105,982	106,080	—	(98)
Expiring 03/20/24	JPM	HKD	187	23,951	23,970	—	(19)
Expiring 03/20/24	JPM	HKD	90	11,493	11,491	2	—
Hungarian Forint,
Expiring 03/20/24	CITI	HUF	50,000	142,803	142,844	—	(41)
Expiring 03/20/24	CITI	HUF	25,000	71,543	71,422	121	—
Expiring 03/20/24	JPM	HUF	50,000	142,804	142,844	—	(40)
Expiring 03/20/24	JPM	HUF	25,000	71,543	71,422	121	—
Indonesian Rupiah,
Expiring 03/20/24	CITI	IDR	2,112,689	136,780	137,201	—	(421)
Expiring 03/20/24	CITI	IDR	1,427,493	92,696	92,703	—	(7)
Expiring 03/20/24	CITI	IDR	1,000,000	64,724	64,941	—	(217)
Expiring 03/20/24	CITI	IDR	52,493	3,385	3,409	—	(24)
Expiring 03/20/24	JPM	IDR	2,112,689	136,781	137,202	—	(421)
Expiring 03/20/24	JPM	IDR	1,427,493	92,697	92,704	—	(7)
Expiring 03/20/24	JPM	IDR	1,000,000	64,725	64,942	—	(217)
Expiring 03/20/24	JPM	IDR	52,493	3,385	3,409	—	(24)
Israeli Shekel,
Expiring 03/20/24	CITI	ILS	2,708	732,135	749,702	—	(17,567)
Expiring 03/20/24	CITI	ILS	1,594	430,095	441,257	—	(11,162)
Expiring 03/20/24	CITI	ILS	1,439	390,033	398,453	—	(8,420)
Expiring 03/20/24	CITI	ILS	273	74,005	75,720	—	(1,715)
Expiring 03/20/24	CITI	ILS	156	42,237	43,116	—	(879)
Expiring 03/20/24	CITI	ILS	140	38,077	38,888	—	(811)
Expiring 03/20/24	CITI	ILS	122	32,849	33,678	—	(829)
Expiring 03/20/24	JPM	ILS	2,708	732,139	749,703	—	(17,564)
Expiring 03/20/24	JPM	ILS	1,594	430,097	441,257	—	(11,160)
Expiring 03/20/24	JPM	ILS	1,439	390,035	398,453	—	(8,418)
Expiring 03/20/24	JPM	ILS	273	74,005	75,720	—	(1,715)
Expiring 03/20/24	JPM	ILS	156	42,237	43,116	—	(879)
Expiring 03/20/24	JPM	ILS	140	38,077	38,888	—	(811)
Expiring 03/20/24	JPM	ILS	122	32,849	33,678	—	(829)
Mexican Peso,
Expiring 03/20/24	CITI	MXN	7,500	423,252	435,859	—	(12,607)
Expiring 03/20/24	CITI	MXN	5,000	288,812	290,573	—	(1,761)
Expiring 03/20/24	JPM	MXN	7,500	423,254	435,859	—	(12,605)
Expiring 03/20/24	JPM	MXN	5,000	288,814	290,573	—	(1,759)
New Taiwanese Dollar,
Expiring 03/20/24	CITI	TWD	3,500	115,899	116,001	—	(102)
Expiring 03/20/24	CITI	TWD	2,475	79,982	82,014	—	(2,032)

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar (cont’d.),
Expiring 03/20/24	CITI	TWD	2,409	$78,537	$79,856	$—	$(1,319)
Expiring 03/20/24	CITI	TWD	2,000	66,494	66,286	208	—
Expiring 03/20/24	CITI	TWD	814	26,543	26,978	—	(435)
Expiring 03/20/24	CITI	TWD	814	26,155	26,978	—	(823)
Expiring 03/20/24	CITI	TWD	814	26,377	26,979	—	(602)
Expiring 03/20/24	CITI	TWD	814	26,226	26,979	—	(753)
Expiring 03/20/24	CITI	TWD	814	26,157	26,978	—	(821)
Expiring 03/20/24	CITI	TWD	814	26,553	26,979	—	(426)
Expiring 03/20/24	CITI	TWD	814	26,364	26,979	—	(615)
Expiring 03/20/24	CITI	TWD	814	26,207	26,979	—	(772)
Expiring 03/20/24	CITI	TWD	814	26,215	26,979	—	(764)
Expiring 03/20/24	CITI	TWD	814	26,212	26,979	—	(767)
Expiring 03/20/24	CITI	TWD	500	16,486	16,572	—	(86)
Expiring 03/20/24	JPM	TWD	3,500	115,899	116,000	—	(101)
Expiring 03/20/24	JPM	TWD	2,475	80,000	82,015	—	(2,015)
Expiring 03/20/24	JPM	TWD	2,409	78,610	79,856	—	(1,246)
Expiring 03/20/24	JPM	TWD	2,000	66,495	66,287	208	—
Expiring 03/20/24	JPM	TWD	814	26,544	26,978	—	(434)
Expiring 03/20/24	JPM	TWD	814	26,188	26,978	—	(790)
Expiring 03/20/24	JPM	TWD	814	26,215	26,978	—	(763)
Expiring 03/20/24	JPM	TWD	814	26,162	26,979	—	(817)
Expiring 03/20/24	JPM	TWD	814	26,544	26,978	—	(434)
Expiring 03/20/24	JPM	TWD	814	26,351	26,978	—	(627)
Expiring 03/20/24	JPM	TWD	814	26,144	26,978	—	(834)
Expiring 03/20/24	JPM	TWD	814	26,388	26,979	—	(591)
Expiring 03/20/24	JPM	TWD	814	26,188	26,979	—	(791)
Expiring 03/20/24	JPM	TWD	814	26,228	26,979	—	(751)
Expiring 03/20/24	JPM	TWD	500	16,486	16,572	—	(86)
Peruvian Nuevo Sol,
Expiring 03/20/24	CITI	PEN	225	60,160	60,668	—	(508)
Expiring 03/20/24	CITI	PEN	23	5,958	6,067	—	(109)
Expiring 03/20/24	CITI	PEN	20	5,284	5,392	—	(108)
Expiring 03/20/24	CITI	PEN	11	2,963	2,966	—	(3)
Expiring 03/20/24	CITI	PEN	7	1,857	1,888	—	(31)
Expiring 03/20/24	CITI	PEN	1	133	135	—	(2)
Expiring 03/20/24	CITI	PEN	1	132	135	—	(3)
Expiring 03/20/24	JPM	PEN	225	60,160	60,668	—	(508)
Expiring 03/20/24	JPM	PEN	23	5,958	6,067	—	(109)
Expiring 03/20/24	JPM	PEN	20	5,284	5,392	—	(108)
Expiring 03/20/24	JPM	PEN	11	2,963	2,966	—	(3)
Expiring 03/20/24	JPM	PEN	7	1,857	1,888	—	(31)
Expiring 03/20/24	JPM	PEN	1	133	135	—	(2)
Expiring 03/20/24	JPM	PEN	1	132	135	—	(3)
Philippine Peso,
Expiring 03/20/24	CITI	PHP	25,000	449,102	451,550	—	(2,448)
Expiring 03/20/24	CITI	PHP	17,918	323,769	323,627	142	—
Expiring 03/20/24	CITI	PHP	17,446	315,717	315,110	607	—
Expiring 03/20/24	CITI	PHP	15,000	269,345	270,929	—	(1,584)
Expiring 03/20/24	CITI	PHP	11,788	212,843	212,913	—	(70)
Expiring 03/20/24	CITI	PHP	11,788	213,318	212,912	406	—
Expiring 03/20/24	CITI	PHP	11,788	212,883	212,912	—	(29)
Expiring 03/20/24	CITI	PHP	11,788	213,206	212,912	294	—
Expiring 03/20/24	CITI	PHP	11,788	212,354	212,913	—	(559)
Expiring 03/20/24	CITI	PHP	10,000	180,669	180,619	50	—
Expiring 03/20/24	CITI	PHP	5,000	89,494	90,310	—	(816)

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Philippine Peso (cont’d.),
Expiring 03/20/24	CITI	PHP	5,000	$90,076	$90,309	$—	$(233)
Expiring 03/20/24	CITI	PHP	5,000	89,964	90,310	—	(346)
Expiring 03/20/24	JPM	PHP	25,000	449,104	451,550	—	(2,446)
Expiring 03/20/24	JPM	PHP	17,918	323,771	323,627	144	—
Expiring 03/20/24	JPM	PHP	17,446	315,718	315,110	608	—
Expiring 03/20/24	JPM	PHP	15,000	269,347	270,930	—	(1,583)
Expiring 03/20/24	JPM	PHP	11,788	213,319	212,912	407	—
Expiring 03/20/24	JPM	PHP	11,788	212,884	212,912	—	(28)
Expiring 03/20/24	JPM	PHP	11,788	212,844	212,913	—	(69)
Expiring 03/20/24	JPM	PHP	11,788	212,355	212,913	—	(558)
Expiring 03/20/24	JPM	PHP	11,788	213,208	212,913	295	—
Expiring 03/20/24	JPM	PHP	10,000	180,670	180,620	50	—
Expiring 03/20/24	JPM	PHP	5,000	89,964	90,310	—	(346)
Expiring 03/20/24	JPM	PHP	5,000	89,495	90,310	—	(815)
Expiring 03/20/24	JPM	PHP	5,000	90,077	90,310	—	(233)
Polish Zloty,
Expiring 03/20/24	CITI	PLN	1,978	502,054	502,014	40	—
Expiring 03/20/24	CITI	PLN	1,172	297,233	297,401	—	(168)
Expiring 03/20/24	CITI	PLN	885	226,795	224,669	2,126	—
Expiring 03/20/24	CITI	PLN	598	151,455	151,810	—	(355)
Expiring 03/20/24	CITI	PLN	166	41,872	42,015	—	(143)
Expiring 03/20/24	JPM	PLN	1,978	502,057	502,014	43	—
Expiring 03/20/24	JPM	PLN	1,172	297,234	297,400	—	(166)
Expiring 03/20/24	JPM	PLN	885	226,796	224,669	2,127	—
Expiring 03/20/24	JPM	PLN	598	151,455	151,810	—	(355)
Expiring 03/20/24	JPM	PLN	166	41,872	42,014	—	(142)
Saudi Arabian Riyal,
Expiring 03/20/24	CITI	SAR	1,019	271,449	271,455	—	(6)
Expiring 03/20/24	CITI	SAR	1,005	267,701	267,725	—	(24)
Expiring 03/20/24	CITI	SAR	678	180,661	180,717	—	(56)
Expiring 03/20/24	CITI	SAR	675	179,913	179,970	—	(57)
Expiring 03/20/24	CITI	SAR	255	67,961	67,979	—	(18)
Expiring 03/20/24	CITI	SAR	200	53,287	53,297	—	(10)
Expiring 03/20/24	CITI	SAR	199	53,123	53,141	—	(18)
Expiring 03/20/24	CITI	SAR	79	21,185	21,189	—	(4)
Expiring 03/20/24	CITI	SAR	49	12,924	12,927	—	(3)
Expiring 03/20/24	CITI	SAR	31	8,295	8,297	—	(2)
Expiring 03/20/24	CITI	SAR	17	4,663	4,664	—	(1)
Expiring 03/20/24	CITI	SAR	—*	124	124	—	—
Expiring 03/20/24	CITI	SAR	—*	11	11	—	—
Expiring 03/20/24	CITI	SAR	—*	42	42	—	—
Expiring 03/20/24	CITI	SAR	—*	18	18	—	—
Expiring 03/20/24	JPM	SAR	1,019	271,451	271,456	—	(5)
Expiring 03/20/24	JPM	SAR	1,005	267,703	267,725	—	(22)
Expiring 03/20/24	JPM	SAR	678	180,661	180,716	—	(55)
Expiring 03/20/24	JPM	SAR	675	179,913	179,969	—	(56)
Expiring 03/20/24	JPM	SAR	255	67,961	67,979	—	(18)
Expiring 03/20/24	JPM	SAR	200	53,287	53,296	—	(9)
Expiring 03/20/24	JPM	SAR	199	53,123	53,140	—	(17)
Expiring 03/20/24	JPM	SAR	80	21,185	21,189	—	(4)
Expiring 03/20/24	JPM	SAR	49	12,924	12,927	—	(3)
Expiring 03/20/24	JPM	SAR	31	8,295	8,297	—	(2)
Expiring 03/20/24	JPM	SAR	18	4,663	4,664	—	(1)
Expiring 03/20/24	JPM	SAR	—*	42	42	—	—
Expiring 03/20/24	JPM	SAR	—*	11	11	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Saudi Arabian Riyal (cont’d.),
Expiring 03/20/24	JPM	SAR	—*	$124	$124	$—	$—
Expiring 03/20/24	JPM	SAR	—*	18	18	—	—
Singapore Dollar,
Expiring 03/20/24	CITI	SGD	1,816	1,372,691	1,381,449	—	(8,758)
Expiring 03/20/24	CITI	SGD	1,816	1,367,863	1,381,449	—	(13,586)
Expiring 03/20/24	CITI	SGD	1,211	909,348	920,966	—	(11,618)
Expiring 03/20/24	CITI	SGD	1,211	912,493	920,966	—	(8,473)
Expiring 03/20/24	CITI	SGD	1,211	913,832	920,966	—	(7,134)
Expiring 03/20/24	CITI	SGD	1,211	911,295	920,966	—	(9,671)
Expiring 03/20/24	CITI	SGD	1,211	906,486	920,967	—	(14,481)
Expiring 03/20/24	CITI	SGD	1,211	907,542	920,966	—	(13,424)
Expiring 03/20/24	CITI	SGD	1,064	798,238	809,239	—	(11,001)
Expiring 03/20/24	CITI	SGD	341	256,199	259,276	—	(3,077)
Expiring 03/20/24	JPM	SGD	1,816	1,372,698	1,381,449	—	(8,751)
Expiring 03/20/24	JPM	SGD	1,816	1,367,870	1,381,449	—	(13,579)
Expiring 03/20/24	JPM	SGD	1,211	911,300	920,966	—	(9,666)
Expiring 03/20/24	JPM	SGD	1,211	912,498	920,966	—	(8,468)
Expiring 03/20/24	JPM	SGD	1,211	913,837	920,966	—	(7,129)
Expiring 03/20/24	JPM	SGD	1,211	909,353	920,966	—	(11,613)
Expiring 03/20/24	JPM	SGD	1,211	907,546	920,966	—	(13,420)
Expiring 03/20/24	JPM	SGD	1,211	906,490	920,966	—	(14,476)
Expiring 03/20/24	JPM	SGD	1,064	798,242	809,239	—	(10,997)
Expiring 03/20/24	JPM	SGD	341	256,201	259,276	—	(3,075)
South African Rand,
Expiring 03/20/24	CITI	ZAR	8,500	460,376	461,379	—	(1,003)
Expiring 03/20/24	CITI	ZAR	5,500	291,105	298,540	—	(7,435)
Expiring 03/20/24	JPM	ZAR	8,500	460,379	461,380	—	(1,001)
Expiring 03/20/24	JPM	ZAR	5,500	291,106	298,540	—	(7,434)
South Korean Won,
Expiring 03/20/24	CITI	KRW	900,000	685,801	698,264	—	(12,463)
Expiring 03/20/24	CITI	KRW	550,000	428,773	426,717	2,056	—
Expiring 03/20/24	CITI	KRW	450,000	341,913	349,132	—	(7,219)
Expiring 03/20/24	CITI	KRW	144,501	112,553	112,111	442	—
Expiring 03/20/24	CITI	KRW	144,501	112,827	112,111	716	—
Expiring 03/20/24	CITI	KRW	144,501	111,620	112,111	—	(491)
Expiring 03/20/24	JPM	KRW	900,000	685,804	698,263	—	(12,459)
Expiring 03/20/24	JPM	KRW	550,000	428,775	426,716	2,059	—
Expiring 03/20/24	JPM	KRW	450,000	341,914	349,131	—	(7,217)
Expiring 03/20/24	JPM	KRW	144,501	112,828	112,111	717	—
Expiring 03/20/24	JPM	KRW	144,501	112,554	112,111	443	—
Expiring 03/20/24	JPM	KRW	144,501	111,621	112,111	—	(490)
Thai Baht,
Expiring 03/20/24	CITI	THB	500	14,323	14,752	—	(429)
Expiring 03/20/24	CITI	THB	500	14,324	14,752	—	(428)
Expiring 03/20/24	CITI	THB	500	14,437	14,752	—	(315)
Expiring 03/20/24	CITI	THB	500	14,434	14,752	—	(318)
Expiring 03/20/24	CITI	THB	500	14,315	14,752	—	(437)
Expiring 03/20/24	JPM	THB	500	14,315	14,752	—	(437)
Expiring 03/20/24	JPM	THB	500	14,324	14,752	—	(428)
Expiring 03/20/24	JPM	THB	500	14,434	14,752	—	(318)
Expiring 03/20/24	JPM	THB	500	14,437	14,752	—	(315)

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 03/20/24	JPM	THB	500	$14,323	$14,752	$—	$(429)

				$57,170,636	$57,581,954	47,621	(458,939)

						$862,116	$(492,263)

* Less than 500.

Total return swap agreements outstanding at December 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
Bovespa Index Futures(M)	–	MSI	02/14/24	BRL 33,863	$296,911	$—	$296,911
FTSE/JSE Shareholder Weighted Top 40 Index Futures(M)	–	BOA	03/20/24	ZAR (130)	(165)	—	(165)
HSCEI China Index Futures(M)	–	BOA	01/30/24	HKD 3,657	14,094	—	14,094
KOSPI 200 Index Futures(M)	–	MSI	03/14/24	KRW 2,229,370	99,526	—	99,526
KOSPI 200 Index Futures(M)	–	BOA	03/14/24	KRW 4,641,907	268,047	—	268,047
MSCI Brazil Index (BRL)(M)	1 Day BROIS -45bps(M)/ (0.406)%	BOA	03/20/24	BRL 5,554	26,714	—	26,714
MSCI Saudi Arabia Index (USD)(M)	1 Day OBFR(M)/ 5.320%	BOA	03/20/24	69	2,026	—	2,026
MSCI Singapore Index (SGD)(M)	1 Day SORA -50bps(M)/ 4.880%	BOA	03/20/24	SGD (1,908)	(54,113)	—	(54,113)
MSCI South Africa Index (ZAR)(M)	1 Month JIBAR -75bps(M)/ 7.550%	BOA	03/20/24	ZAR (8,393)	(23,767)	—	(23,767)
MSCI Taiwan Index (USD)(M)	1 Day OBFR -25bps(M)/ 5.070%	BOA	03/20/24	609	38,730	—	38,730
MSCI Thailand Index (USD)(M)	1 Day OBFR +10bps(M)/ 5.420%	BOA	03/20/24	(752)	(71,182)	—	(71,182)
TAIEX Futures(M)	–	BOA	01/17/24	TWD 60,271	15,870	—	15,870
Tel Aviv 35 Index(M)	1 Month TELBOR -15bps(M)/ 4.445%	BOA	03/20/24	ILS (1,922)	(20,588)	—	(20,588)
WIG 20 Index Futures(M)	–	GSI	03/15/24	PLN (3,241)	(7,246)	—	(7,246)

					$584,857	$—	$584,857

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$761,918	$(177,061)

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
GS	$284,593	$—
JPS	904,236	—

Total	$1,188,829	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Bahrain	$142,351	$—	$—
Botswana	26,829	—	—
Brazil	—	8,793,428	—
Chile	901,880	1,631,629	—
China	2,797,102	54,537,797	—	**
Hong Kong	—	2,197,550	—
Hungary	—	166,084	—
India	3,111,035	28,363,557	—
Indonesia	—	8,554,552	—
Kuwait	—	318,345	—
Malaysia	—	513,054	—
Mexico	11,717,526	—	—
Peru	649,497	—	—
Philippines	31,256	567,976	—
Poland	—	2,530,656	—
Qatar	—	542,591	—
Russia	—	—	10
Saudi Arabia	—	7,467,126	—
South Africa	230,134	9,849,240	—
South Korea	—	30,809,757	—
Taiwan	7,265,752	29,669,616	—
Thailand	—	2,439,766	—
Turkey	—	531,052	—
United Arab Emirates	—	810,721	—
United States	1,546,795	—	—
Preferred Stocks
Brazil	—	3,562,152	—
South Korea	—	506,729	—
Unaffiliated Exchange-Traded Funds
United States	7,022,950	—	—
Short-Term Investments
Affiliated Mutual Funds	22,404,250	—	—

Total	$57,847,357	$194,363,378	$10

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
Futures Contracts	$355,764	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	862,116	—
OTC Total Return Swap Agreements	—	761,918	—

Total	$355,764	$1,624,034	$—

Liabilities
Futures Contracts	$(216,702)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(492,263)	—
OTC Total Return Swap Agreements	—	(177,061)	—

Total	$(216,702)	$(669,324)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

**	Includes Level 3 investments with an aggregate value of $0.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Banks	19.5%
Semiconductors & Semiconductor Equipment	12.9
Affiliated Mutual Funds (4.3% represents investmentspurchased with collateral from securities on loan)	9.1
Technology Hardware, Storage & Peripherals	6.4
Oil, Gas & Consumable Fuels	5.4
Insurance	3.4
IT Services	3.2
Interactive Media & Services	2.9
Unaffiliated Exchange-Traded Funds	2.9
Broadline Retail	2.6
Automobiles	2.5
Metals & Mining	2.4
Consumer Staples Distribution & Retail	2.1
Household Durables	1.8
Electronic Equipment, Instruments & Components	1.5
Textiles, Apparel & Luxury Goods	1.5
Chemicals	1.5
Food Products	1.4
Capital Markets	1.3
Industrial Conglomerates	1.2
Construction Materials	1.1
Automobile Components	1.1
Diversified Telecommunication Services	1.1
Wireless Telecommunication Services	1.0
Entertainment	1.0
Construction & Engineering	0.9
Machinery	0.8
Financial Services	0.8
Transportation Infrastructure	0.8
Real Estate Management & Development	0.8
Electrical Equipment	0.7
Hotels, Restaurants & Leisure	0.7
Beverages	0.6

Health Care Providers & Services	0.5%
Electric Utilities	0.5
Marine Transportation	0.5
Gas Utilities	0.5
Independent Power & Renewable Electricity Producers	0.4
Specialty Retail	0.4
Household Products	0.3
Air Freight & Logistics	0.3
Passenger Airlines	0.2
Pharmaceuticals	0.2
Consumer Finance	0.2
Building Products	0.2
Life Sciences Tools & Services	0.2
Paper & Forest Products	0.2
Containers & Packaging	0.2
Diversified Consumer Services	0.1
Aerospace & Defense	0.1
Communications Equipment	0.1
Water Utilities	0.1
Software	0.1
Tobacco	0.1
Personal Care Products	0.1
Trading Companies & Distributors	0.1
Energy Equipment & Services	0.0	*
Media	0.0	*
Ground Transportation	0.0	*
Biotechnology	0.0	*

	102.5
Liabilities in excess of other assets	(2.5)

	100.0%

* Less than 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and foreign exchange risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$355,764	*	Due from/to broker-variation margin futures	$216,702	*
Equity contracts	Unrealized appreciation on OTC swap agreements	761,918		Unrealized depreciation on OTC swap agreements	177,061
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	862,116		Unrealized depreciation on OTC forward foreign currency exchange contracts	492,263

		$1,979,798			$886,026

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Equity contracts	$(335,203)	$—	$440,909
Foreign exchange contracts	—	2,245,130	—

Total	$(335,203)	$2,245,130	$440,909

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Equity contracts	$210,126	$—	$584,857
Foreign exchange contracts	—	734,892	—

Total	$210,126	$734,892	$584,857

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$7,738,539
Futures Contracts - Short Positions (1)	1,762,200
Forward Foreign Currency Exchange Contracts - Purchased (2)	82,448,359
Forward Foreign Currency Exchange Contracts - Sold (2)	78,223,190
Total Return Swap Agreements (1)	4,115,468

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$10,287,621	$(10,287,621)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BOA	$365,481	$(169,815)	$195,666	$—	$195,666
CITI	430,971	(246,219)	184,752	(184,752)	—
GSI	—	(7,246)	(7,246)	7,246	—
JPM	431,145	(246,044)	185,101	—	185,101
MSI	396,437	—	396,437	—	396,437

	$1,624,034	$(669,324)	$954,710	$(177,506)	$777,204

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $10,287,621:
Unaffiliated investments (cost $233,969,329)	$229,806,495
Affiliated investments (cost $22,405,159)	22,404,250
Cash segregated for counterparty — OTC	2,850,000
Foreign currency, at value (cost $527,944)	526,477
Cash	66,064
Deposit with broker for centrally cleared/exchange-traded derivatives	1,188,829
Unrealized appreciation on OTC forward foreign currency exchange contracts	862,116
Unrealized appreciation on OTC swap agreements	761,918
Dividends and interest receivable	445,336
Receivable for Portfolio shares sold	29,005
Tax reclaim receivable	12,491
Receivable for investments sold	10,592
Prepaid expenses and other assets	87,246

Total Assets	259,050,819

LIABILITIES
Payable to broker for collateral for securities on loan	10,582,180
Foreign capital gains tax liability accrued	668,346
Payable for investments purchased	592,647
Unrealized depreciation on OTC forward foreign currency exchange contracts	492,263
Accrued expenses and other liabilities	210,855
Unrealized depreciation on OTC swap agreements	177,061
Management fee payable	113,278
Due to broker-variation margin futures	63,477
Payable for Portfolio shares purchased	23,671
Distribution fee payable	10,004
Affiliated transfer agent fee payable	707
Trustees’ fees payable	431

Total Liabilities	12,934,920

NET ASSETS	$246,115,899

Net assets were comprised of: Partners’ Equity	$246,115,899

Net asset value and redemption price per share, $246,115,899 / 27,239,530 outstanding shares of beneficial interest	$9.04

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,104,090 foreign withholding tax, of which $34,736 is reimbursable by an affiliate)	$7,956,637
Affiliated dividend income	256,999
Affiliated income from securities lending, net	17,921

Total income	8,231,557

EXPENSES
Management fee	2,231,149
Distribution fee	598,163
Custodian and accounting fees	339,896
Professional fees	95,427
Audit fee	39,750
Shareholders’ reports	18,219
Trustees’ fees	12,290
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,852
Miscellaneous	59,422

Total expenses	3,403,168
Less: Fee waiver and/or expense reimbursement	(298,093)

Net expenses	3,105,075

NET INVESTMENT INCOME (LOSS)	5,126,482

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $3,045) (net of foreign capital gains taxes $(290,401))	(12,711,697)
Futures transactions	(335,203)
Forward currency contract transactions	2,245,130
Swap agreements transactions	440,909
Foreign currency transactions	(675,371)

(11,036,232)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,526)) (net of change in foreign capital gains taxes $(387,721))	31,424,276
Futures	210,126
Forward currency contracts	734,892
Swap agreements	584,857
Foreign currencies	167,913

33,122,064

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	22,085,832

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$27,212,314

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$5,126,482	$7,050,137
Net realized gain (loss) on investment and foreign currency transactions	(11,036,232)	(25,526,759)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	33,122,064	(73,605,215)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	27,212,314	(92,081,837)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [7,961,321 and 12,231,549 shares, respectively]	68,515,039	99,455,568
Portfolio shares purchased [11,005,398 and 34,154,176 shares, respectively]	(93,188,596)	(300,145,034)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(24,673,557)	(200,689,466)

TOTAL INCREASE (DECREASE)	2,538,757	(292,771,303)
NET ASSETS:
Beginning of year	243,577,142	536,348,445

End of year	$246,115,899	$243,577,142

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST EMERGING MARKETS EQUITY PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022		2021		2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$8.04	$10.27		$10.25		$9.85	$8.69

Income (Loss) From Investment Operations:
Net investment income (loss)	0.18	0.19		0.14		0.11	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.82	(2.42)		(0.12	)(b)	0.29	0.98

Total from investment operations	1.00	(2.23)		0.02		0.40	1.16

Capital Contributions	—	—		—		—	—	(c)(d)(e)

Net Asset Value, end of year	$9.04	$8.04		$10.27		$10.25	$9.85

Total Return(f)	12.31%	(21.71)%		0.20%		4.06%	13.35	%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$246	$244		$536		$781	$417
Average net assets (in millions)	$239	$327		$651		$465	$398
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.30%	1.29	%(i)	1.28%		1.33%	1.38%
Expenses before waivers and/or expense reimbursement	1.42%	1.39%		1.28%		1.43%	1.38%
Net investment income (loss)	2.14%	2.16%		1.27%		1.33%	1.92%
Portfolio turnover rate(j)	72%	69%		55%		134%	18%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Amount rounds to zero.
(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)	Includes interest expense on borrowings from the Syndicated Credit Agreement of 0.01% for the year ended December 31, 2022.
(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 96.9%
COMMON STOCKS — 92.8%
Australia — 5.2%
Ampol Ltd.	7,940	$195,682
Aristocrat Leisure Ltd.	38,945	1,082,030
AUB Group Ltd.	15,476	292,940
Bank of Queensland Ltd.	113,737	471,520
BHP Group Ltd. (XASX)	384,897	13,149,858
BHP Group Ltd. (BCXE)	35,695	1,220,279
BlueScope Steel Ltd.	40,428	644,522
Brambles Ltd.	395,849	3,669,080
CAR Group Ltd.	10,189	215,918
Cochlear Ltd.	1,926	391,837
Coles Group Ltd.	36,880	405,129
Commonwealth Bank of Australia	1,464	111,582
Computershare Ltd.	26,614	443,266
Dexus, REIT	33,200	173,508
Elders Ltd.	84,337	433,076
Fortescue Ltd.	251,168	4,952,365
Glencore PLC	610,305	3,668,571
Goodman Group, REIT	257,334	4,430,484
GPT Group (The), REIT	71,862	226,794
Harvey Norman Holdings Ltd.	274,285	785,301
JB Hi-Fi Ltd.	21,454	775,325
Macquarie Group Ltd.	7,617	953,510
Medibank Private Ltd.	1,272,675	3,089,762
Metcash Ltd.	208,300	495,574
Myer Holdings Ltd.	494,900	201,993
National Australia Bank Ltd.	123,338	2,577,874
New Hope Corp. Ltd.	145,802	513,097
NRW Holdings Ltd.	196,619	399,408
Perenti Ltd.*	327,500	231,903
Pilbara Minerals Ltd.	73,306	196,762
Qantas Airways Ltd.*	25,034	91,700
QBE Insurance Group Ltd.	49,057	497,075
Rio Tinto Ltd.	25,991	2,406,710
Rio Tinto PLC	55,841	4,153,516
Scentre Group, REIT	552,611	1,125,342
Sonic Healthcare Ltd.	147,528	3,223,595
South32 Ltd.	215,463	487,300
Stockland, REIT	384,009	1,164,559
Suncorp Group Ltd.	312,523	2,959,395
Super Retail Group Ltd.	87,545	940,789
Telstra Group Ltd.	144,542	390,593
Vicinity Ltd., REIT	981,462	1,363,361
Woolworths Group Ltd.	35,698	905,657

		66,108,542

Austria — 0.5%
BAWAG Group AG, 144A*	12,277	649,713
Erste Group Bank AG	93,862	3,801,874
OMV AG	12,800	561,571
voestalpine AG	2,800	88,160
Wienerberger AG	28,843	961,015

		6,062,333

Belgium — 0.5%
Ageas SA/NV	14,107	613,239
Bekaert SA	15,931	818,813
Groupe Bruxelles Lambert NV	2,520	198,457
KBC Group NV	45,586	2,958,501

	Shares	Value
COMMON STOCKS (continued)
Belgium (cont’d.)
Solvay SA	14,438	$442,510
Syensqo SA*	12,263	1,276,067
Warehouses De Pauw CVA, REIT	5,980	188,239

		6,495,826

Brazil — 0.9%
Ambev SA	88,100	247,597
Banco do Brasil SA	140,500	1,601,621
MercadoLibre, Inc.*	3,146	4,944,065
NU Holdings Ltd. (Class A Stock)*	287,256	2,392,842
Odontoprev SA	150,600	360,284
Petroleo Brasileiro SA, ADR	70,380	1,123,969
Vale SA	38,400	608,205
Yara International ASA	16,620	590,453

		11,869,036

Canada — 2.0%
Air Canada*	62,458	880,978
ARC Resources Ltd.	64,400	956,000
Brookfield Corp.	14,343	575,322
Canadian Apartment Properties REIT, REIT	18,238	671,684
Canadian Imperial Bank of Commerce	16,500	794,461
Celestica, Inc.*	65,500	1,918,460
Cenovus Energy, Inc.	42,217	703,484
CGI, Inc.*	7,166	767,680
CI Financial Corp.	88,000	986,891
Constellation Software, Inc.	644	1,596,705
Empire Co. Ltd. (Class A Stock)	6,200	164,001
Fairfax Financial Holdings Ltd.	439	405,028
Finning International, Inc.	23,971	693,233
H&R Real Estate Investment Trust, UTS	66,700	498,343
iA Financial Corp., Inc.	26,932	1,835,982
Imperial Oil Ltd.	21,229	1,209,286
Loblaw Cos. Ltd.	6,770	655,413
Manulife Financial Corp.	170,039	3,757,399
Martinrea International, Inc.	59,400	642,841
Nutrien Ltd.	15,103	850,865
Russel Metals, Inc.	24,600	835,997
Sleep Country Canada Holdings, Inc., 144A	34,900	674,532
Stelco Holdings, Inc.	14,700	556,804
Stella-Jones, Inc.	12,400	721,700
Suncor Energy, Inc.	29,565	947,160
Torex Gold Resources, Inc.*	47,200	520,783

		24,821,032

Chile — 0.1%
Cencosud SA	361,900	680,140

China — 2.4%
3SBio, Inc., 144A*	828,000	798,462
Alibaba Group Holding Ltd.	295,500	2,846,416
Anhui Conch Cement Co. Ltd. (Class H Stock)	121,000	279,407
AviChina Industry & Technology Co. Ltd. (Class H Stock)	677,000	290,250
Bank of China Ltd. (Class H Stock)	3,691,000	1,402,513

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
China (cont’d.)
BOC Hong Kong Holdings Ltd.	78,000	$211,889
BYD Co. Ltd. (Class H Stock)	20,000	551,693
China Construction Bank Corp. (Class H Stock)	1,775,000	1,055,860
China Feihe Ltd., 144A	754,000	412,541
China Pacific Insurance Group Co. Ltd. (Class H Stock)	361,800	731,887
China Tower Corp. Ltd. (Class H Stock), 144A	6,874,000	722,510
CIMC Enric Holdings Ltd.	590,000	533,787
Fufeng Group Ltd.	972,000	539,151
Hello Group, Inc., ADR	70,200	487,890
JOYY, Inc., ADR	20,100	797,970
Kingboard Holdings Ltd.	166,000	397,002
Kingsoft Corp. Ltd.	127,000	392,611
Lenovo Group Ltd.	1,806,000	2,527,389
Midea Group Co. Ltd. (Class A Stock)	43,400	332,834
NetEase, Inc., ADR(a)	11,694	1,089,413
NXP Semiconductors NV	2,429	557,893
PetroChina Co. Ltd. (Class H Stock)	4,036,000	2,666,949
PICC Property & Casualty Co. Ltd. (Class H Stock)	1,856,000	2,208,672
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	181,500	821,705
Prosus NV*	4,368	130,011
Sinopharm Group Co. Ltd. (Class H Stock)	337,600	884,781
Sinotruk Hong Kong Ltd.	458,500	900,047
Tencent Holdings Ltd.	43,600	1,646,113
Vipshop Holdings Ltd., ADR*	73,957	1,313,476
Want Want China Holdings Ltd.	900,000	543,978
Wilmar International Ltd.	889,900	2,403,955

		30,479,055

Czech Republic — 0.0%
Komercni Banka A/S	19,000	615,256

Denmark — 2.8%
AP Moller - Maersk A/S (Class A Stock)	88	156,314
Carlsberg A/S (Class B Stock)	25,126	3,152,915
Danske Bank A/S	67,012	1,791,318
Demant A/S*	15,526	680,973
DFDS A/S	9,747	321,868
Genmab A/S*	4,398	1,402,316
Jyske Bank A/S	13,753	986,185
Novo Nordisk A/S (Class B Stock)	244,575	25,345,597
Pandora A/S	11,248	1,555,094
Spar Nord Bank A/S	45,089	712,109

		36,104,689

Finland — 0.3%
Kesko OYJ (Class B Stock)	6,842	135,634
Metsa Board OYJ (Class B Stock)	76,360	607,631
Nokia OYJ	170,194	579,669
Nordea Bank Abp	87,100	1,081,294
Sampo OYJ (Class A Stock)	13,020	570,436
Wartsila OYJ Abp	14,480	210,444

		3,185,108

	Shares	Value
COMMON STOCKS (continued)
France — 10.1%
Accor SA	61,959	$2,371,548
Air Liquide SA	29,634	5,769,604
Airbus SE	21,181	3,272,219
Amundi SA, 144A	1,648	112,409
Arkema SA	8,751	996,896
AXA SA	147,701	4,823,391
BNP Paribas SA	56,690	3,936,877
Bouygues SA	32,686	1,233,218
Capgemini SE	15,354	3,208,857
Carrefour SA	17,216	315,305
Cie de Saint-Gobain SA	79,961	5,896,909
Cie Generale des Etablissements Michelin SCA	22,230	798,647
Credit Agricole SA	92,434	1,314,102
Dassault Aviation SA	1,150	227,850
Dassault Systemes SE	69,557	3,404,628
Eiffage SA	24,346	2,613,559
Engie SA	263,946	4,649,752
Eurazeo SE	1,440	114,500
Gecina SA, REIT	1,230	149,739
Hermes International SCA	4,446	9,450,041
Ipsen SA	6,577	784,566
Klepierre SA, REIT	57,394	1,566,894
La Francaise des Jeux SAEM, 144A	15,843	575,494
Legrand SA	14,979	1,559,858
L’Oreal SA	17,342	8,645,000
LVMH Moet Hennessy Louis Vuitton SE	15,268	12,405,817
Pernod Ricard SA	16,831	2,974,405
Publicis Groupe SA	40,793	3,790,153
Rexel SA	45,204	1,240,680
Rubis SCA	25,302	629,447
Safran SA	50,235	8,856,954
Societe BIC SA	9,762	677,936
Societe Generale SA	102,697	2,732,288
Sodexo SA	14,437	1,589,347
Sopra Steria Group SACA	2,955	647,197
Thales SA	6,308	934,043
TotalEnergies SE	169,435	11,521,414
Unibail-Rodamco-Westfield, REIT*	21,397	1,582,597
Verallia SA, 144A	34,057	1,312,108
Vinci SA	76,391	9,613,445

		128,299,694

Germany — 6.6%
adidas AG	9,557	1,942,047
Allianz SE	35,610	9,516,463
Aurubis AG	6,800	556,428
Bayer AG	43,789	1,624,744
Bayerische Motoren Werke AG	57,565	6,405,353
Bechtle AG	2,124	106,386
Daimler Truck Holding AG	34,626	1,300,693
Deutsche Bank AG	209,989	2,866,580
Deutsche Boerse AG	22,671	4,668,748
Deutsche Lufthansa AG*	15,604	138,723
Deutsche Post AG	77,159	3,819,067
Deutsche Telekom AG	176,293	4,238,666
E.ON SE	250,975	3,371,865
Fresenius Medical Care AG	35,453	1,482,228

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Germany (cont’d.)
Fresenius SE & Co. KGaA	100,883	$3,126,924
GEA Group AG	72,200	3,001,656
Heidelberg Materials AG	33,291	2,975,822
Henkel AG & Co. KGaA	3,087	221,488
Infineon Technologies AG	143,371	5,987,548
Mercedes-Benz Group AG	25,242	1,741,644
MTU Aero Engines AG	1,498	322,738
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	18,730	7,769,462
Nemetschek SE	9,371	809,042
Rational AG	323	249,245
Rheinmetall AG	1,188	376,758
RWE AG	108,475	4,937,012
SAP SE	7,776	1,196,894
Scout24 SE, 144A	10,664	754,065
Siemens AG	36,643	6,874,568
Talanx AG	6,204	443,371
Volkswagen AG	5,963	780,288

		83,606,516

Greece — 0.1%
Hellenic Telecommunications Organization SA	42,390	603,825
Mytilineos SA	25,400	1,029,110

		1,632,935

Hong Kong — 1.2%
AIA Group Ltd.	433,624	3,773,779
CK Asset Holdings Ltd.	79,500	399,018
CK Infrastructure Holdings Ltd.	146,570	811,146
CLP Holdings Ltd.	41,500	342,878
Dah Sing Financial Holdings Ltd.	89,600	183,538
Grand Pharmaceutical Group Ltd.	1,092,500	572,779
HKT Trust & HKT Ltd., UTS	154,528	184,495
Hong Kong Exchanges & Clearing Ltd.	30,599	1,049,554
New World Development Co. Ltd.	39,231	60,829
PAX Global Technology Ltd.	373,000	288,948
Prudential PLC	197,419	2,227,418
Swire Pacific Ltd. (Class A Stock)	22,000	186,332
Techtronic Industries Co. Ltd.	244,604	2,914,479
VTech Holdings Ltd.	48,300	291,656
WH Group Ltd., 144A	2,829,529	1,827,308
Yue Yuen Industrial Holdings Ltd.	302,500	335,264

		15,449,421

Hungary — 0.0%
OTP Bank Nyrt	6,864	312,671

India — 1.2%
Chambal Fertilisers & Chemicals Ltd.	178,100	798,686
Coal India Ltd.	229,700	1,037,233
Cyient Ltd.	14,400	396,575
Dr. Reddy’s Laboratories Ltd.	7,236	504,335
HDFC Bank Ltd.	13,532	277,082
HDFC Bank Ltd., ADR(a)	66,084	4,434,897
Mahanagar Gas Ltd.	52,400	755,549
Mahindra & Mahindra Ltd.	56,897	1,181,671
NMDC Ltd.	603,700	1,519,397

	Shares	Value
COMMON STOCKS (continued)
India (cont’d.)
Oil & Natural Gas Corp. Ltd.	424,600	$1,045,373
Oil India Ltd.	262,300	1,171,802
Petronet LNG Ltd.	239,000	639,084
Tata Consultancy Services Ltd.	18,537	844,247
UPL Ltd.	48,398	341,339

		14,947,270

Indonesia — 0.3%
Bank Central Asia Tbk PT	2,510,863	1,533,383
First Resources Ltd.	618,000	669,163
Telkom Indonesia Persero Tbk PT	4,099,500	1,051,711
United Tractors Tbk PT	417,600	613,608

		3,867,865

Ireland — 0.3%
AerCap Holdings NV*(a)	32,400	2,407,968
Bank of Ireland Group PLC	73,078	663,435
Smurfit Kappa Group PLC	10,074	399,339

		3,470,742

Israel — 0.7%
Check Point Software Technologies Ltd.*	13,159	2,010,564
ICL Group Ltd.	40,641	204,329
Mizrahi Tefahot Bank Ltd.	14,913	577,311
Mobileye Global, Inc. (Class A Stock)*(a)	31,025	1,344,003
Nice Ltd.*	1,778	353,607
Teva Pharmaceutical Industries Ltd.*	48,424	508,561
Wix.com Ltd.*	28,970	3,563,889

		8,562,264

Italy — 2.4%
Assicurazioni Generali SpA	45,858	968,866
Brunello Cucinelli SpA	26,936	2,636,292
Coca-Cola HBC AG*	43,019	1,263,165
Enel SpA	217,550	1,618,532
Eni SpA	124,251	2,107,471
Ferrari NV	15,585	5,261,601
Intesa Sanpaolo SpA	1,154,091	3,377,326
Leonardo SpA	45,000	743,540
Mediobanca Banca di Credito Finanziario SpA	69,673	863,372
Moncler SpA	16,304	1,003,826
Pirelli & C SpA, 144A	150,507	821,205
Prysmian SpA	2,115	96,412
UniCredit SpA	325,013	8,850,003
Unipol Gruppo SpA	130,798	746,467
UnipolSai Assicurazioni SpA	252,529	631,032

		30,989,110

Japan — 16.7%
Advantest Corp.	47,626	1,604,785
AEON REIT Investment Corp., REIT	525	526,139
Ajinomoto Co., Inc.	39,500	1,520,506
Alps Alpine Co. Ltd.	67,200	584,135
Amada Co. Ltd.	58,400	607,073
Azbil Corp.	7,000	230,875

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Japan (cont’d.)
Bandai Namco Holdings, Inc.	16,800	$335,971
BayCurrent Consulting, Inc.	12,400	434,075
Bridgestone Corp.	81,842	3,380,188
Brother Industries Ltd.	43,800	697,515
Canon, Inc.	24,200	620,820
Central Japan Railway Co.	111,900	2,840,054
Chubu Electric Power Co., Inc.	108,800	1,404,755
Chugai Pharmaceutical Co. Ltd.	48,100	1,817,139
Credit Saison Co. Ltd.	44,300	814,016
Daicel Corp.	92,800	897,210
Daikin Industries Ltd.	22,371	3,629,023
Daiwa House Industry Co. Ltd.	20,500	619,723
Daiwa Securities Group, Inc.	37,700	253,049
Daiwabo Holdings Co. Ltd.	29,800	650,830
DCM Holdings Co. Ltd.	60,300	552,579
Denso Corp.	83,400	1,252,030
Disco Corp.	13,400	3,309,355
East Japan Railway Co.	8,600	495,040
EDION Corp.	63,800	710,840
ENEOS Holdings, Inc.	77,000	305,400
Ezaki Glico Co. Ltd.	25,200	745,862
Fast Retailing Co. Ltd.	14,900	3,684,456
Fuji Corp.	27,200	466,722
Fuji Electric Co. Ltd.	3,500	150,017
Fujitsu Ltd.	6,600	993,259
Fuyo General Lease Co. Ltd.	9,600	831,524
Gunze Ltd.	11,300	400,160
Hazama Ando Corp.	88,400	698,220
Hitachi Construction Machinery Co. Ltd.	2,800	73,707
Hitachi Ltd.	106,500	7,660,517
Honda Motor Co. Ltd.	132,600	1,367,798
Hoshizaki Corp.	6,600	241,100
Hosiden Corp.	40,900	497,677
Hoya Corp.	33,594	4,183,771
Inpex Corp.	230,300	3,081,817
Isuzu Motors Ltd.	67,100	860,200
ITOCHU Corp.	27,100	1,104,050
Itoham Yonekyu Holdings, Inc.	20,900	571,199
Japan Airlines Co. Ltd.	27,500	540,240
Japan Metropolitan Fund Investment Corp., REIT	180	129,924
Japan Tobacco, Inc.(a)	173,000	4,467,763
JFE Holdings, Inc.	48,100	744,165
Kajima Corp.	12,000	200,090
Kamigumi Co. Ltd.	19,600	467,081
Kandenko Co. Ltd.	60,700	592,115
Kaneka Corp.	14,300	362,478
Kansai Electric Power Co., Inc. (The)	127,200	1,688,210
KDDI Corp.	61,800	1,960,204
KDX Realty Investment Corp., REIT	192	218,695
Keisei Electric Railway Co. Ltd.	3,600	169,887
Keiyo Bank Ltd. (The)	69,800	336,190
Keyence Corp.	17,612	7,737,946
Kirin Holdings Co. Ltd.	84,600	1,238,555
Komatsu Ltd.	55,700	1,449,500
Komeri Co. Ltd.	29,000	635,077
Konami Group Corp.	10,300	538,054
Lintec Corp.	38,600	751,373

	Shares	Value
COMMON STOCKS (continued)
Japan (cont’d.)
Lixil Corp.	7,800	$97,225
LY Corp.	75,400	266,636
Makita Corp.	6,300	173,284
Marubeni Corp.	44,100	694,334
Mazda Motor Corp.	271,800	2,905,294
Mebuki Financial Group, Inc.	148,900	451,802
MINEBEA MITSUMI, Inc.	10,000	204,680
MIRAIT ONE Corp.	49,400	650,397
Mitsubishi Chemical Group Corp.	36,500	223,129
Mitsubishi Electric Corp.	107,200	1,516,246
Mitsubishi HC Capital, Inc.	174,000	1,165,766
Mitsubishi UFJ Financial Group, Inc.	1,051,827	9,026,923
Mitsui & Co. Ltd.	33,900	1,270,028
Mitsui Chemicals, Inc.	24,800	733,386
Mitsui Fudosan Co. Ltd.	24,600	601,463
Nexon Co. Ltd.	39,900	725,745
NGK Insulators Ltd.	22,200	264,755
Nintendo Co. Ltd.	23,200	1,207,186
Nippon Express Holdings, Inc.	9,300	527,682
Nippon Sanso Holdings Corp.	19,200	512,690
Nippon Steel Corp.	127,900	2,921,719
Nippon Telegraph & Telephone Corp.	4,086,600	4,990,083
Nishi-Nippon Financial Holdings, Inc.	78,300	902,876
Nitto Denko Corp.	23,900	1,783,542
Nomura Holdings, Inc.	154,600	696,252
Nomura Real Estate Holdings, Inc.	60,600	1,590,171
Nomura Real Estate Master Fund, Inc., REIT	1,492	1,744,947
Obayashi Corp.	151,500	1,308,720
Obic Co. Ltd.	2,000	344,110
Olympus Corp.	77,000	1,111,439
Ono Pharmaceutical Co. Ltd.	53,700	955,297
Oracle Corp.	1,100	84,677
Osaka Gas Co. Ltd.	8,800	183,695
OSG Corp.	46,800	669,374
Otsuka Corp.	14,900	613,209
Otsuka Holdings Co. Ltd.	86,300	3,227,362
Pan Pacific International Holdings Corp.	10,800	257,088
Persol Holdings Co. Ltd.	59,400	101,628
Recruit Holdings Co. Ltd.	162,876	6,810,030
Renesas Electronics Corp.*	105,400	1,884,654
Sankyo Co. Ltd.	24,200	1,409,168
Sankyu, Inc.	33,300	1,220,574
Santen Pharmaceutical Co. Ltd.	106,100	1,055,608
SCSK Corp.	4,400	87,113
Seino Holdings Co. Ltd.	73,400	1,111,679
Sekisui Chemical Co. Ltd.	27,700	398,408
Seven & i Holdings Co. Ltd.	66,200	2,618,181
Shimadzu Corp.	8,400	234,218
Shimano, Inc.	19,800	3,050,075
Shin-Etsu Chemical Co. Ltd.	208,080	8,702,564
Shionogi & Co. Ltd.	63,100	3,036,876
SKY Perfect JSAT Holdings, Inc.	142,800	705,305
SMC Corp.	5,059	2,706,241
Sojitz Corp.	64,200	1,446,355
Sompo Holdings, Inc.	63,500	3,106,952
Sony Group Corp.	92,070	8,712,853
Subaru Corp.	168,000	3,064,221

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Japan (cont’d.)
Sugi Holdings Co. Ltd.	12,800	$587,603
Sumitomo Electric Industries Ltd.	19,600	248,696
Sumitomo Heavy Industries Ltd.	24,000	603,243
Sumitomo Mitsui Financial Group, Inc.	24,100	1,172,702
T&D Holdings, Inc.	14,000	222,256
Taisei Corp.	4,800	163,910
TDK Corp.	4,900	232,379
Teijin Ltd.	11,800	111,623
Terumo Corp.	89,500	2,926,740
TIS, Inc.	61,800	1,358,320
Tokai Rika Co. Ltd.	2,800	43,041
Tokio Marine Holdings, Inc.	202,993	5,054,728
Tokuyama Corp.	26,700	451,767
Tokyo Electric Power Co. Holdings, Inc.*	39,100	204,615
Tokyo Electron Ltd.	47,052	8,363,017
Tokyo Gas Co. Ltd.	85,000	1,949,787
Tokyo Seimitsu Co. Ltd.	10,700	656,224
TOPPAN Holdings, Inc.	6,900	192,162
Toyota Boshoku Corp.	39,000	616,680
Toyota Motor Corp.	151,300	2,772,379
Toyota Tsusho Corp.	18,400	1,079,752
Transcosmos, Inc.	12,800	273,069
Trend Micro, Inc.*	3,800	202,806
Tsubakimoto Chain Co.	17,100	489,504
Valor Holdings Co. Ltd.	14,100	243,787
Yamato Holdings Co. Ltd.	67,400	1,243,765
Yokogawa Electric Corp.	6,400	121,651
Yokohama Rubber Co. Ltd. (The)	33,300	761,015
Zensho Holdings Co. Ltd.	2,500	130,811

		212,476,675

Jordan — 0.0%
Hikma Pharmaceuticals PLC	15,234	347,138

Luxembourg — 0.3%
ArcelorMittal SA	119,172	3,382,104

Macau — 0.2%
Sands China Ltd.*	649,958	1,902,405

Malaysia — 0.0%
CIMB Group Holdings Bhd	487,100	620,168

Mexico — 0.2%
Cemex SAB de CV, UTS*	532,703	414,405
Coca-Cola Femsa SAB de CV, UTS	55,439	526,378
Gruma SAB de CV (Class B Stock)	34,711	635,207
Grupo Financiero Banorte SAB de CV (Class O Stock)	69,000	695,242
Wal-Mart de Mexico SAB de CV	172,050	723,317

		2,994,549

Netherlands — 5.4%
ABN AMRO Bank NV, 144A, CVA	238,266	3,583,161
Aegon Ltd.	141,101	820,368
ASM International NV	7,626	3,969,140
ASML Holding NV	28,943	21,848,706
ASR Nederland NV	18,914	893,496
BE Semiconductor Industries NV	2,064	311,614
ING Groep NV	217,712	3,264,493

	Shares	Value
COMMON STOCKS (continued)
Netherlands (cont’d.)
Koninklijke Ahold Delhaize NV	183,238	$5,272,024
Koninklijke KPN NV	849,712	2,927,367
NN Group NV	93,751	3,705,121
OCI NV	3,370	97,667
Shell PLC	581,355	19,030,126
Wolters Kluwer NV	18,944	2,695,153

		68,418,436

New Zealand — 0.2%
Fisher & Paykel Healthcare Corp. Ltd.	31,259	466,179
Xero Ltd.*	25,943	1,979,154

		2,445,333

Norway — 0.7%
DNB Bank ASA	71,156	1,512,866
Equinor ASA(a)	53,429	1,693,270
Kongsberg Gruppen ASA	6,681	305,863
Mowi ASA	167,646	3,002,164
Norsk Hydro ASA	12,776	85,875
Orkla ASA	127,626	991,111
Telenor ASA	59,238	679,857

		8,271,006

Peru — 0.1%
Credicorp Ltd.	6,833	1,024,472

Philippines — 0.0%
DMCI Holdings, Inc.	3,317,000	585,152

Portugal — 0.1%
NOS SGPS SA	89,225	315,321
Sonae SGPS SA	543,480	543,026

		858,347

Qatar — 0.1%
Ooredoo QPSC	217,400	650,590

Singapore — 1.7%
Capitaland India Trust, UTS	404,575	349,286
DBS Group Holdings Ltd.	355,995	9,002,698
Genting Singapore Ltd.	252,900	191,561
Hong Leong Asia Ltd.	171,600	79,274
Jardine Cycle & Carriage Ltd.	40,700	917,275
Oversea-Chinese Banking Corp. Ltd.	365,400	3,595,321
Singapore Airlines Ltd.	265,800	1,319,785
Singapore Exchange Ltd.	235,000	1,748,256
STMicroelectronics NV	77,799	3,902,319
United Overseas Bank Ltd.	14,600	315,115

		21,420,890

South Africa — 0.3%
Anglo American PLC	17,856	446,877
Aspen Pharmacare Holdings Ltd.	70,920	791,123
AVI Ltd.	86,133	385,149
Gold Fields Ltd.	50,000	758,721
MTN Group Ltd.	42,978	271,095
Nedbank Group Ltd.	45,714	539,635
Tiger Brands Ltd.	63,411	696,533

		3,889,133

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
South Korea — 1.5%
Amorepacific Corp.	3,643	$408,669
DB HiTek Co. Ltd.	27,000	1,222,368
DB Insurance Co. Ltd.	10,466	677,811
Doosan Bobcat, Inc.	44,729	1,742,342
Hana Financial Group, Inc.	14,523	487,168
Industrial Bank of Korea	82,300	756,461
KB Financial Group, Inc.	15,077	629,040
Kia Corp.	28,089	2,172,215
Samsung C&T Corp.	9,800	983,022
Samsung Electronics Co. Ltd.	33,498	2,033,223
Samsung Electronics Co. Ltd., GDR	2,684	4,011,000
Samsung Fire & Marine Insurance Co. Ltd.	6,353	1,294,337
Samsung SDS Co. Ltd.	5,400	710,145
Woori Financial Group, Inc.	70,600	710,591
Youngone Corp.	16,300	575,328

		18,413,720

Spain — 2.4%
ACS Actividades de Construccion y Servicios SA	5,408	240,195
Aena SME SA, 144A	2,052	372,461
Amadeus IT Group SA	7,657	549,938
Banco Bilbao Vizcaya Argentaria SA	484,424	4,415,167
Banco Santander SA	232,864	973,997
CaixaBank SA	146,492	603,304
Cia de Distribucion Integral Logista Holdings SA	24,408	660,110
Endesa SA	168,593	3,439,483
Iberdrola SA	355,384	4,661,494
Industria de Diseno Textil SA	282,743	12,337,223
Mapfre SA	238,133	511,754
Naturgy Energy Group SA	3,588	107,020
Repsol SA	96,917	1,437,660

		30,309,806

Sweden — 3.3%
Alfa Laval AB	8,580	343,492
Assa Abloy AB (Class B Stock)	28,193	812,499
Atlas Copco AB (Class A Stock)	451,722	7,783,673
Atlas Copco AB (Class B Stock)	44,361	658,146
Betsson AB (Class B Stock)*	42,223	454,838
Boliden AB	25,703	804,492
Epiroc AB (Class B Stock)	11,020	193,266
Essity AB (Class B Stock)	128,582	3,186,542
H & M Hennes & Mauritz AB (Class B Stock)	5,501	96,488
Hexagon AB (Class B Stock)	173,384	2,082,569
Industrivarden AB (Class A Stock)	3,575	116,880
Investor AB (Class B Stock)	44,500	1,031,943
Lifco AB (Class B Stock)	6,192	152,019
Sagax AB (Class B Stock)	5,256	144,669
Sandvik AB	128,381	2,789,123
Skandinaviska Enskilda Banken AB (Class A Stock)	47,431	654,581
SKF AB (Class B Stock)	59,110	1,184,598
Svenska Handelsbanken AB (Class A Stock)	349,459	3,797,725
Swedbank AB (Class A Stock)	137,562	2,781,182

	Shares	Value
COMMON STOCKS (continued)
Sweden (cont’d.)
Swedish Orphan Biovitrum AB*	8,347	$221,574
Volvo AB (Class A Stock)	5,460	144,864
Volvo AB (Class B Stock)	495,702	12,898,168

		42,333,331

Switzerland — 3.1%
ABB Ltd.	116,635	5,178,380
Adecco Group AG	4,475	219,783
BKW AG	588	104,586
Cie Financiere Richemont SA (Class A Stock)	31,239	4,314,859
DSM-Firmenich AG	12,534	1,274,625
Helvetia Holding AG	637	87,834
Julius Baer Group Ltd.	23,990	1,345,793
Kuehne + Nagel International AG	1,344	463,810
Logitech International SA	34,656	3,295,383
Novartis AG	139,410	14,081,872
Partners Group Holding AG	616	890,706
Sandoz Group AG*	28,365	912,617
Schindler Holding AG	656	155,788
Schindler Holding AG (Part. Cert.)	1,160	290,412
UBS Group AG	209,529	6,508,303

		39,124,751

Taiwan — 1.9%
Advanced International Multitech Co. Ltd.	251,000	594,842
ASE Technology Holding Co. Ltd.	388,000	1,700,309
Chicony Electronics Co. Ltd.	211,000	1,202,336
Global Unichip Corp.	23,085	1,304,862
Hon Hai Precision Industry Co. Ltd.	480,000	1,633,074
King Yuan Electronics Co. Ltd.	630,000	1,738,898
MediaTek, Inc.	27,000	891,537
Novatek Microelectronics Corp.	74,000	1,244,625
Pou Chen Corp.	584,000	587,665
Simplo Technology Co. Ltd.	53,000	724,284
Taiwan Semiconductor Manufacturing Co. Ltd., ADR(a)	95,026	9,882,704
United Microelectronics Corp.	754,000	1,284,686
Zhen Ding Technology Holding Ltd.	200,000	709,024

		23,498,846

Thailand — 0.1%
AP Thailand PCL	1,863,300	616,364
Bangkok Bank PCL	151,400	693,559
Tisco Financial Group PCL	153,400	448,153

		1,758,076

Turkey — 0.0%
Haci Omer Sabanci Holding A/S	267,900	548,426

United Arab Emirates — 0.1%
Air Arabia PJSC	826,200	634,115
Emirates NBD Bank PJSC	78,398	369,185

		1,003,300

United Kingdom — 10.2%
3i Group PLC	321,013	9,880,626
Ashtead Group PLC	29,162	2,026,968

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (cont’d.)
Associated British Foods PLC	9,920	$298,979
AstraZeneca PLC	76,827	10,363,187
Auto Trader Group PLC, 144A	24,804	227,866
B&M European Value Retail SA	144,354	1,029,310
BAE Systems PLC	269,151	3,809,616
Barclays PLC	604,439	1,183,532
Barratt Developments PLC	13,849	99,207
Bellway PLC	20,871	681,716
Berkeley Group Holdings PLC	10,724	640,235
BP PLC	1,774,407	10,518,813
British American Tobacco PLC	211,246	6,180,886
BT Group PLC	187,788	295,876
Burberry Group PLC	14,882	268,426
Centrica PLC	1,670,542	2,994,786
CK Hutchison Holdings Ltd.	160,500	862,303
CNH Industrial NV	44,263	542,800
Coca-Cola Europacific Partners PLC	5,965	398,104
Compass Group PLC	101,768	2,784,712
Computacenter PLC	14,700	522,411
DCC PLC	6,125	450,684
Diageo PLC	86,659	3,145,304
Drax Group PLC	60,388	377,360
Dunelm Group PLC	34,752	484,932
Hargreaves Lansdown PLC	9,060	84,674
HSBC Holdings PLC	787,891	6,374,011
IG Group Holdings PLC	73,789	719,185
Imperial Brands PLC	85,580	1,970,719
Informa PLC	322,217	3,204,901
InterContinental Hotels Group PLC	46,228	4,168,651
Investec PLC	235,490	1,592,603
J D Wetherspoon PLC*	42,498	439,066
J Sainsbury PLC	495,239	1,909,356
JD Sports Fashion PLC	1,216,598	2,567,432
Kingfisher PLC	275,760	854,411
Lloyds Banking Group PLC	8,125,400	4,928,357
London Stock Exchange Group PLC	33,910	4,008,554
M&G PLC	62,396	176,588
Melrose Industries PLC	167,453	1,210,415
Moneysupermarket.com Group PLC	185,429	660,745
NatWest Group PLC	482,280	1,343,345
Next PLC	37,884	3,916,253
QinetiQ Group PLC	127,575	502,239
Reckitt Benckiser Group PLC	26,708	1,842,943
Redde Northgate PLC	160,430	744,182
Redrow PLC	80,704	632,118
RELX PLC	119,811	4,747,084
Rolls-Royce Holdings PLC*	1,188,889	4,534,862
Serco Group PLC	275,835	568,340
Smiths Group PLC	9,864	221,402
SSE PLC	85,655	2,021,971
Taylor Wimpey PLC	118,320	221,485
Tesco PLC	1,134,218	4,201,968
Unilever PLC	90,973	4,404,096
Vistry Group PLC	52,531	613,902
Vodafone Group PLC	304,785	266,181
Whitbread PLC	86,978	4,049,463
Wise PLC (Class A Stock)*	19,340	215,090

		129,985,231

	Shares	Value
COMMON STOCKS (continued)
United States — 6.6%
BRP, Inc.	8,900	$636,880
CRH PLC	19,250	1,324,771
CyberArk Software Ltd.*	12,925	2,831,221
Ferguson PLC	16,425	3,145,842
Globant SA*	9,406	2,238,440
GSK PLC	286,991	5,300,495
Holcim AG*	51,562	4,049,753
James Hardie Industries PLC, CDI*	26,826	1,034,301
JBS SA	220,700	1,120,504
Linde PLC	3,578	1,469,520
Lululemon Athletica, Inc.*	5,062	2,588,150
Monday.com Ltd.*	10,626	1,995,669
Nestle SA	130,674	15,147,715
Roche Holding AG	53,921	15,674,488
Sanofi SA	114,319	11,360,195
Schneider Electric SE	23,147	4,659,634
Stellantis NV (SGMX)	51,207	1,199,226
Stellantis NV (BATE)	341,217	7,994,936
Swiss Re AG	1,312	147,640

		83,919,380

TOTAL COMMON STOCKS
(cost $1,028,645,856)		1,177,740,770

PREFERRED STOCKS — 0.3%
Brazil — 0.1%
Gerdau SA (PRFC)	203,010	982,364
Itausa SA (PRFC)	342,615	730,594

		1,712,958

Germany — 0.2%
Bayerische Motoren Werke AG (PRFC)	1,602	159,404
Dr. Ing. h.c. F. Porsche AG (PRFC), 144A	6,578	579,371
Henkel AG & Co. KGaA (PRFC)	26,540	2,134,932

		2,873,707

TOTAL PREFERRED STOCKS
(cost $4,479,912)		4,586,665

UNAFFILIATED EXCHANGE-TRADED FUNDS — 3.8%
United States
iShares Core MSCI EAFE ETF	365,005	25,678,102
iShares MSCI EAFE ETF(a)	148,673	11,202,511
iShares MSCI EAFE Growth ETF	54,764	5,303,893
iShares MSCI EAFE Value ETF	119,392	6,220,323

TOTAL UNAFFILIATED EXCHANGE-TRADED FUNDS
(cost $45,896,507)		48,404,829

	Units
WARRANTS* — 0.0%
Australia — 0.0%
Boart Longyear Group Ltd., expiring 09/13/24	555	—

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Units	Value
WARRANTS* (continued)
Canada — 0.0%
Constellation Software, Inc., expiring 03/31/40^	673	$2,820

TOTAL WARRANTS (cost $0)		2,820

TOTAL LONG-TERM INVESTMENTS (cost $1,079,022,275)		1,230,735,084

	Shares
SHORT-TERM INVESTMENTS — 4.4%
AFFILIATED MUTUAL FUNDS — 4.3%
PGIM Core Government Money Market Fund(wb)	27,322,215	27,322,215
PGIM Institutional Money Market Fund (cost $27,421,551; includes $27,338,211 of cash collateral for securities on loan)(b)(wb)	27,431,067	27,420,095

TOTAL AFFILIATED MUTUAL FUNDS (cost $54,743,766)		54,742,310

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills
5.257%	03/14/24	850	841,191

(cost $841,062)

TOTAL SHORT-TERM INVESTMENTS (cost $55,584,828)			55,583,501

TOTAL INVESTMENTS—101.3% (cost $1,134,607,103)			1,286,318,585
Liabilities in excess of other assets(z) — (1.3)%			(16,843,409)

NET ASSETS — 100.0%			$1,269,475,176

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $2,820 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $26,650,951; cash collateral of $27,338,211 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
100	Mini MSCI EAFE Index	Mar. 2024	$11,262,000	$373,483

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
MSC	$—	$841,191

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Fair Value Measurements:

Various	inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$66,108,542	$—
Austria	—	6,062,333	—
Belgium	1,276,067	5,219,759	—
Brazil	8,460,876	3,408,160	—
Canada	24,821,032	—	—
Chile	—	680,140	—
China	4,246,642	26,232,413	—
Czech Republic	—	615,256	—
Denmark	—	36,104,689	—
Finland	—	3,185,108	—
France	—	128,299,694	—
Germany	—	83,606,516	—
Greece	—	1,632,935	—
Hong Kong	—	15,449,421	—
Hungary	—	312,671	—
India	4,434,897	10,512,373	—
Indonesia	—	3,867,865	—
Ireland	2,407,968	1,062,774	—
Israel	6,918,456	1,643,808	—
Italy	—	30,989,110	—
Japan	—	212,476,675	—
Jordan	—	347,138	—
Luxembourg	—	3,382,104	—
Macau	—	1,902,405	—
Malaysia	—	620,168	—
Mexico	2,994,549	—	—
Netherlands	—	68,418,436	—
New Zealand	—	2,445,333	—
Norway	—	8,271,006	—
Peru	1,024,472	—	—
Philippines	—	585,152	—
Portugal	—	858,347	—
Qatar	—	650,590	—
Singapore	—	21,420,890	—
South Africa	—	3,889,133	—
South Korea	—	18,413,720	—
Spain	—	30,309,806	—
Sweden	—	42,333,331	—
Switzerland	—	39,124,751	—
Taiwan	9,882,704	13,616,142	—
Thailand	—	1,758,076	—
Turkey	—	548,426	—
United Arab Emirates	—	1,003,300	—
United Kingdom	398,104	129,587,127	—
United States	11,759,880	72,159,500	—
Preferred Stocks
Brazil	—	1,712,958	—

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Preferred Stocks (continued)
Germany	$—	$2,873,707	$—
Unaffiliated Exchange-Traded Funds
United States	48,404,829	—	—
Warrants
Australia	—	—	—
Canada	—	—	2,820
Short-Term Investments
Affiliated Mutual Funds	54,742,310	—	—
U.S. Treasury Obligation	—	841,191	—

Total	$181,772,786	$1,104,542,979	$2,820

Other Financial Instruments*
Assets
Futures Contracts	$373,483	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Banks	9.4%
Pharmaceuticals	7.7
Semiconductors & Semiconductor Equipment	5.6
Insurance	5.1
Oil, Gas & Consumable Fuels	5.0
Affiliated Mutual Funds (2.2% represents investments purchased with collateral from securities on loan)	4.3
Unaffiliated Exchange-Traded Funds	3.8
Metals & Mining	3.6
Machinery	3.6
Capital Markets	3.1
Automobiles	3.0
Textiles, Apparel & Luxury Goods	3.0
Food Products	2.5
Chemicals	2.3
Aerospace & Defense	2.0
Specialty Retail	1.9
Hotels, Restaurants & Leisure	1.6
Consumer Staples Distribution & Retail	1.6
Industrial Conglomerates	1.5
Electronic Equipment, Instruments & Components	1.4
Construction & Engineering	1.4
Diversified Telecommunication Services	1.3
Software	1.3
IT Services	1.3
Electric Utilities	1.3
Trading Companies & Distributors	1.3
Professional Services	1.2
Broadline Retail	1.2
Technology Hardware, Storage & Peripherals	1.1
Personal Care Products	1.1
Electrical Equipment	1.0
Beverages	1.0

Tobacco	1.0%
Household Durables	1.0
Construction Materials	0.9
Multi-Utilities	0.9
Building Products	0.8
Automobile Components	0.8
Health Care Equipment & Supplies	0.8
Health Care Providers & Services	0.7
Media	0.6
Air Freight & Logistics	0.6
Household Products	0.6
Retail REITs	0.5
Leisure Products	0.5
Ground Transportation	0.4
Independent Power & Renewable Electricity Producers	0.4
Commercial Services & Supplies	0.4
Interactive Media & Services	0.4
Industrial REITs	0.4
Real Estate Management & Development	0.4
Entertainment	0.3
Diversified REITs	0.3
Financial Services	0.3
Gas Utilities	0.3
Passenger Airlines	0.3
Wireless Telecommunication Services	0.2
Biotechnology	0.2
Containers & Packaging	0.2
Marine Transportation	0.1
Communications Equipment	0.1
U.S. Treasury Obligation	0.1
Transportation Infrastructure	0.1
Consumer Finance	0.1
Paper & Forest Products	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Industry Classification (continued):

Residential REITs	0.0	*%
Office REITs	0.0	*

	101.3
Liabilities in excess of other assets	(1.3)

	100.0%

*  Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and foreign exchange risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$373,483*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts
Equity contracts	$389,833	$—
Foreign exchange contracts	—	29,528

Total	$389,833	$29,528

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value		Futures
Equity contracts		$373,483

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$7,773,165
Forward Foreign Currency Exchange Contracts - Sold (2)	37,098

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$26,650,951	$(26,650,951)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $26,650,951:
Unaffiliated investments (cost $1,079,863,337)	$1,231,576,275
Affiliated investments (cost $54,743,766)	54,742,310
Foreign currency, at value (cost $3,755,037)	3,816,206
Tax reclaim receivable	10,588,567
Dividends and interest receivable	1,273,054
Receivable for Portfolio shares sold	373,477
Receivable for investments sold	69,549
Receivable from affiliate	37,241
Due from broker-variation margin futures	6,000
Prepaid expenses and other assets	98,104

Total Assets	1,302,580,783

LIABILITIES
Payable to broker for collateral for securities on loan	27,338,211
Payable to affiliate	4,281,616
Foreign capital gains tax liability accrued	420,351
Management fee payable	374,090
Payable for investments purchased	246,475
Accrued expenses and other liabilities	212,661
Payable for Portfolio shares purchased	178,558
Distribution fee payable	51,958
Trustees’ fees payable	980
Affiliated transfer agent fee payable	707

Total Liabilities	33,105,607

NET ASSETS	$1,269,475,176

Net assets were comprised of:
Partners’ Equity	$1,269,475,176

Net asset value and redemption price per share,
$1,269,475,176 / 49,832,922 outstanding shares of beneficial interest	$25.47

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $4,620,043 foreign withholding tax, of which $2,650,608 is reimbursable by an affiliate)	$37,406,814
Affiliated dividend income	609,237
Interest income (net of $3,013 foreign withholding tax)	91,636
Income from securities lending, net (including affiliated income of $42,022)	52,158

Total income	38,159,845

EXPENSES
Management fee	7,704,704
Distribution fee	2,656,297
Custodian and accounting fees	376,803
Professional fees	175,268
Audit fee	39,750
Shareholders’ reports	32,789
Trustees’ fees	25,150
Transfer agent’s fees and expenses (including affiliated expense of $6,851)	9,168
Miscellaneous	64,346

Total expenses	11,084,275
Less: Fee waiver and/or expense reimbursement	(589,011)

Net expenses	10,495,264

NET INVESTMENT INCOME (LOSS)	27,664,581

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $12,644) (net of foreign capital gains taxes $(125,574))	25,582,828
Futures transactions	389,833
Forward currency contract transactions	29,528
Foreign currency transactions	(471,002)

25,531,187

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(4,708)) (net of change in foreign capital gains taxes $(342,777))	111,622,697
Futures	373,483
Foreign currencies	358,589

112,354,769

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	137,885,956

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$165,550,537

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$27,664,581	$2,305,174
Net realized gain (loss) on investment and foreign currency transactions	25,531,187	(22,243,197)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	112,354,769	(198,315,560)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	165,550,537	(218,253,583)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [4,108,295 and 6,246,731 shares, respectively]	97,890,922	140,640,329
Portfolio shares issued in merger [32,436,795 and 0 shares, respectively]	731,774,104	—
Portfolio shares purchased [7,795,050 and 10,540,228 shares, respectively]	(181,667,901)	(236,078,598)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	647,997,125	(95,438,269)

TOTAL INCREASE (DECREASE)	813,547,662	(313,691,852)
NET ASSETS:
Beginning of year	455,927,514	769,619,366

End of year	$1,269,475,176	$455,927,514

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$21.63	$30.33	$26.96	$20.53	$15.54

Income (Loss) From Investment Operations:
Net investment income (loss)	0.62	0.10	0.03	(0.01)	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.22	(8.80)	3.34	6.44	4.88

Total from investment operations	3.84	(8.70)	3.37	6.43	4.99

Capital Contributions	—	—	—	—	—	(b)(c)(d)

Net Asset Value, end of year	$25.47	$21.63	$30.33	$26.96	$20.53

Total Return(e)	17.75%	(28.68)%	12.50%	31.32%	32.11	%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,269	$456	$770	$2,185	$2,207
Average net assets (in millions)	$1,063	$548	$1,393	$1,944	$2,082
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.99%	1.06%	1.07%	1.09%	1.08%
Expenses before waivers and/or expense reimbursement	1.05%	1.15%	1.10%	1.11%	1.10%
Net investment income (loss)	2.60%	0.42%	0.11%	(0.03)%	0.61%
Portfolio turnover rate(h)	109%	64%	27%	57%	29%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST LARGE-CAP CORE PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 98.0%
COMMON STOCKS — 95.5%
Aerospace & Defense — 2.4%
Axon Enterprise, Inc.*	600	$154,998
Boeing Co. (The)*	4,700	1,225,102
Curtiss-Wright Corp.	800	178,232
Howmet Aerospace, Inc.	73,231	3,963,261
Northrop Grumman Corp.	5,391	2,523,743
RTX Corp.	2,700	227,178
Textron, Inc.	15,500	1,246,510
Woodward, Inc.	600	81,678

		9,600,702

Air Freight & Logistics — 0.3%
FedEx Corp.	5,336	1,349,848

Automobiles — 1.1%
Ford Motor Co.	96,103	1,171,496
General Motors Co.	44,400	1,594,848
Tesla, Inc.*	7,140	1,774,147

		4,540,491

Banks — 3.5%
Bank of America Corp.	96,498	3,249,088
Citigroup, Inc.	11,060	568,927
Huntington Bancshares, Inc.	35,800	455,376
JPMorgan Chase & Co.	22,833	3,883,893
Truist Financial Corp.	7,600	280,592
U.S. Bancorp	31,715	1,372,625
Wells Fargo & Co.	83,797	4,124,488

		13,934,989

Beverages — 2.0%
Coca-Cola Co. (The)	76,527	4,509,736
Diageo PLC (United Kingdom)	29,121	1,056,952
PepsiCo, Inc.	8,772	1,489,837
Pernod Ricard SA (France)	6,387	1,128,722

		8,185,247

Biotechnology — 2.6%
AbbVie, Inc.	27,805	4,308,941
Biogen, Inc.*	3,295	852,647
Regeneron Pharmaceuticals, Inc.*	2,206	1,937,508
Vertex Pharmaceuticals, Inc.*	8,092	3,292,554

		10,391,650

Broadline Retail — 3.6%
Amazon.com, Inc.*	94,620	14,376,563

Building Products — 0.8%
Armstrong World Industries, Inc.	2,200	216,304
Johnson Controls International PLC	23,542	1,356,961
Masco Corp.	7,126	477,300
Masonite International Corp.*	2,000	169,320
Trane Technologies PLC	4,746	1,157,549

		3,377,434

Capital Markets — 3.3%
Ameriprise Financial, Inc.	3,822	1,451,710
Bank of New York Mellon Corp. (The)	21,827	1,136,095
BGC Group, Inc. (Class A Stock)	37,000	267,140
Charles Schwab Corp. (The)	11,424	785,971

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (cont’d.)
Goldman Sachs Group, Inc. (The)	5,390	$2,079,300
KKR & Co., Inc.	8,800	729,080
Morgan Stanley	27,302	2,545,912
Nasdaq, Inc.	17,221	1,001,229
S&P Global, Inc.(a)	4,820	2,123,307
State Street Corp.	12,500	968,250
Virtu Financial, Inc. (Class A Stock)	13,100	265,406

		13,353,400

Chemicals — 1.5%
DuPont de Nemours, Inc.	18,223	1,401,896
Eastman Chemical Co.	5,932	532,812
Linde PLC	3,151	1,294,147
PPG Industries, Inc.	15,073	2,254,167
Sherwin-Williams Co. (The)	1,700	530,230

		6,013,252

Commercial Services & Supplies — 0.2%
Waste Management, Inc.	4,923	881,709

Communications Equipment — 0.5%
Arista Networks, Inc.*	4,200	989,142
Cisco Systems, Inc.	19,176	968,771

		1,957,913

Construction & Engineering — 0.0%
Fluor Corp.*(a)	5,100	199,767

Construction Materials — 1.0%
Martin Marietta Materials, Inc.	1,600	798,256
Summit Materials, Inc. (Class A Stock)*	25,028	962,577
Vulcan Materials Co.	10,226	2,321,404

		4,082,237

Consumer Finance — 0.4%
American Express Co.	8,755	1,640,162

Consumer Staples Distribution & Retail — 1.3%
Costco Wholesale Corp.	3,230	2,132,058
Kroger Co. (The)	2,190	100,105
Target Corp.	18,216	2,594,323
United Natural Foods, Inc.*	16,700	271,041

		5,097,527

Containers & Packaging — 0.2%
Crown Holdings, Inc.	10,850	999,176

Distributors — 0.2%
Genuine Parts Co.	5,000	692,500

Diversified Consumer Services — 0.2%
Coursera, Inc.*	2,800	54,236
Frontdoor, Inc.*	16,800	591,696

		645,932

Diversified Telecommunication Services — 0.5%
AT&T, Inc.	79,777	1,338,658
Verizon Communications, Inc.	21,416	807,383

		2,146,041

Electric Utilities — 1.5%
NextEra Energy, Inc.	37,032	2,249,324

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities (cont’d.)
NRG Energy, Inc.	6,900	$356,730
PG&E Corp.	101,943	1,838,032
PPL Corp.	13,300	360,430
Xcel Energy, Inc.	19,000	1,176,290

		5,980,806

Electrical Equipment — 2.0%
AMETEK, Inc.	7,862	1,296,365
Eaton Corp. PLC	18,177	4,377,385
Emerson Electric Co.	5,700	554,781
EnerSys	2,700	272,592
Vertiv Holdings Co. (Class A Stock)	30,800	1,479,324

		7,980,447

Electronic Equipment, Instruments & Components — 0.5%
TE Connectivity Ltd.	13,363	1,877,501

Energy Equipment & Services — 0.6%
Baker Hughes Co.	71,465	2,442,674
Oceaneering International, Inc.*	6,300	134,064

		2,576,738

Entertainment — 0.8%
Electronic Arts, Inc.	13,711	1,875,802
Netflix, Inc.*	2,200	1,071,136
Warner Bros Discovery, Inc.*	23,800	270,844

		3,217,782

Financial Services — 3.7%
Berkshire Hathaway, Inc. (Class B Stock)*	2,826	1,007,921
Block, Inc.*	6,100	471,835
Cannae Holdings, Inc.*	6,500	126,815
Fidelity National Information Services, Inc.	2,900	174,203
Fiserv, Inc.*	13,862	1,841,428
FleetCor Technologies, Inc.*	1,717	485,242
Mastercard, Inc. (Class A Stock)	13,457	5,739,545
Visa, Inc. (Class A Stock)(a)	19,786	5,151,285

		14,998,274

Food Products — 0.6%
Archer-Daniels-Midland Co.	17,377	1,254,967
Bunge Global SA(a)	536	54,109
Hain Celestial Group, Inc. (The)*	5,600	61,320
Mondelez International, Inc. (Class A Stock)	15,839	1,147,219

		2,517,615

Ground Transportation — 1.0%
Canadian Pacific Kansas City Ltd. (Canada)(a)	9,368	740,634
CSX Corp.	28,849	1,000,195
Norfolk Southern Corp.	6,348	1,500,540
Uber Technologies, Inc.*	13,117	807,614

		4,048,983

Health Care Equipment & Supplies — 2.1%
Abbott Laboratories.	4,739	521,622

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (cont’d.)
Baxter International, Inc.	23,558	$910,752
Becton, Dickinson & Co.	7,338	1,789,225
Boston Scientific Corp.*	8,500	491,385
Medtronic PLC.	35,324	2,909,991
Stryker Corp.	4,957	1,484,423
Zimmer Biomet Holdings, Inc.	2,450	298,165

		8,405,563

Health Care Providers & Services — 2.7%
Cardinal Health, Inc.	14,000	1,411,200
Centene Corp.*	17,200	1,276,412
Cigna Group (The)	7,317	2,191,075
Elevance Health, Inc.	1,612	760,155
HealthEquity, Inc.*	12,600	835,380
Humana, Inc.	800	366,248
Molina Healthcare, Inc.*	1,200	433,572
UnitedHealth Group, Inc.	6,785	3,572,099

		10,846,141

Hotels, Restaurants & Leisure — 1.7%
Chipotle Mexican Grill, Inc.*	200	457,392
Dave & Buster’s Entertainment, Inc.*	1,100	59,235
Hilton Worldwide Holdings, Inc.	7,538	1,372,594
Marriott International, Inc. (Class A Stock)	2,753	620,829
McDonald’s Corp.	8,254	2,447,394
Royal Caribbean Cruises Ltd.*	1,400	181,286
Starbucks Corp.	15,950	1,531,359

		6,670,089

Household Durables — 0.1%
Beazer Homes USA, Inc.*	2,500	84,475
Lennar Corp. (Class A Stock)	1,900	283,176

		367,651

Household Products — 1.3%
Colgate-Palmolive Co.	35,475	2,827,712
Kimberly-Clark Corp.	6,452	783,983
Procter & Gamble Co. (The)	10,823	1,586,002

		5,197,697

Independent Power & Renewable Electricity Producers — 0.2%
AES Corp. (The)	4,911	94,537
Vistra Corp.	16,300	627,876

		722,413

Industrial Conglomerates — 1.5%
3M Co.	13,850	1,514,082
General Electric Co.	14,200	1,812,346
Honeywell International, Inc.	13,416	2,813,469

		6,139,897

Industrial REITs — 0.7%
LXP Industrial Trust	44,100	437,472
Prologis, Inc.	18,132	2,416,996

		2,854,468

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Insurance — 2.3%
Allstate Corp. (The)	9,300	$1,301,814
American International Group, Inc.	733	49,661
Aon PLC (Class A Stock)	3,423	996,162
Assurant, Inc.	4,700	791,903
Brown & Brown, Inc.	4,200	298,662
Chubb Ltd.	7,565	1,709,690
Genworth Financial, Inc. (Class A Stock)*	13,100	87,508
Loews Corp.	6,100	424,499
MetLife, Inc.	13,800	912,594
Progressive Corp. (The)	5,568	886,871
Unum Group	1,800	81,396
W.R. Berkley Corp.	6,900	487,968
Willis Towers Watson PLC	4,662	1,124,474

		9,153,202

Interactive Media & Services — 6.3%
Alphabet, Inc. (Class A Stock)*	98,059	13,697,862
Alphabet, Inc. (Class C Stock)*	30,928	4,358,683
Meta Platforms, Inc. (Class A Stock)*	20,578	7,283,789

		25,340,334

IT Services — 0.9%
Accenture PLC (Class A Stock)	3,983	1,397,674
Akamai Technologies, Inc.*	8,800	1,041,480
Cognizant Technology Solutions Corp. (Class A Stock)	9,400	709,982
International Business Machines Corp.	2,200	359,810

		3,508,946

Life Sciences Tools & Services — 1.1%
Agilent Technologies, Inc.	11,868	1,650,008
Danaher Corp.	5,109	1,181,916
ICON PLC*	6,014	1,702,383

		4,534,307

Machinery — 0.9%
Allison Transmission Holdings, Inc.	3,700	215,155
Deere & Co.	6,301	2,519,581
Fortive Corp.	9,520	700,957
Terex Corp.	5,800	333,268

		3,768,961

Media — 0.7%
Cable One, Inc.	1,098	611,136
Comcast Corp. (Class A Stock)	51,834	2,272,921

		2,884,057

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
MFA Financial, Inc.	20,300	228,781

Multi-Utilities — 0.2%
Avista Corp.	10,600	378,844
Black Hills Corp.	4,100	221,195
NiSource, Inc.	13,400	355,770
Sempra	600	44,838

		1,000,647

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels — 2.9%
Cheniere Energy, Inc.	300	$51,213
ConocoPhillips	43,402	5,037,670
Coterra Energy, Inc.	2,200	56,144
Exxon Mobil Corp.	30,729	3,072,286
Marathon Oil Corp.	6,400	154,624
Phillips 66	8,900	1,184,946
Pioneer Natural Resources Co.	7,148	1,607,442
Valero Energy Corp.	4,100	533,000

		11,697,325

Passenger Airlines — 0.3%
Delta Air Lines, Inc.	25,800	1,037,934
SkyWest, Inc.*	3,300	172,260

		1,210,194

Personal Care Products — 0.4%
BellRing Brands, Inc.*	5,000	277,150
Kenvue, Inc.	53,354	1,148,712

		1,425,862

Pharmaceuticals — 3.9%
Bristol-Myers Squibb Co.	44,820	2,299,714
Elanco Animal Health, Inc.*	51,600	768,840
Eli Lilly & Co.	5,405	3,150,683
Johnson & Johnson	17,563	2,752,825
Merck & Co., Inc.	31,523	3,436,637
Pfizer, Inc.	76,882	2,213,433
Zoetis, Inc.	6,327	1,248,760

		15,870,892

Residential REITs — 0.1%
Equity Residential	3,600	220,176

Retail REITs — 0.0%
Urban Edge Properties	2,600	47,580

Semiconductors & Semiconductor Equipment — 7.8%
Advanced Micro Devices, Inc.*	9,320	1,373,861
Analog Devices, Inc.	15,004	2,979,194
Applied Materials, Inc.	12,523	2,029,603
ASML Holding NV (Netherlands) (XAMS)	1,541	1,163,281
ASML Holding NV (Netherlands) (XNGS)	813	615,376
Broadcom, Inc.	690	770,212
Intel Corp.	45,300	2,276,325
Lam Research Corp.	800	626,608
NVIDIA Corp.	26,176	12,962,879
NXP Semiconductors NV (China)	13,136	3,017,076
Photronics, Inc.*	17,550	550,544
QUALCOMM, Inc.	12,600	1,822,338
Texas Instruments, Inc.	8,617	1,468,854

		31,656,151

Software — 11.8%
Adobe, Inc.*	3,397	2,026,650
Appfolio, Inc. (Class A Stock)*	800	138,592
Cadence Design Systems, Inc.*	200	54,474
Check Point Software Technologies Ltd. (Israel)*	10,884	1,662,966

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Software (cont’d.)
Dynatrace, Inc.*	1,300	$71,097
Gen Digital, Inc.	11,000	251,020
Intuit, Inc.	3,436	2,147,603
Microsoft Corp.	88,787	33,387,464
NCR Voyix Corp.*	5,300	89,623
Oracle Corp.	14,669	1,546,553
Salesforce, Inc.*	16,542	4,352,862
ServiceNow, Inc.*	1,500	1,059,735
Teradata Corp.*	2,800	121,828
Workday, Inc. (Class A Stock)*	2,700	745,362

		47,655,829

Specialized REITs — 1.1%
American Tower Corp.	8,828	1,905,788
Equinix, Inc.	1,225	986,603
Iron Mountain, Inc.	3,000	209,940
Public Storage(a)	2,000	610,000
Rayonier, Inc.(a)	21,239	709,595
Weyerhaeuser Co.	4,075	141,688

		4,563,614

Specialty Retail — 1.8%
Children’s Place, Inc. (The)*	3,900	90,558
Designer Brands, Inc. (Class A Stock)(a)	7,800	69,030
Duluth Holdings, Inc. (Class B Stock)*(a)	36,403	195,848
Home Depot, Inc. (The)	6,892	2,388,423
Lowe’s Cos., Inc.	11,752	2,615,407
Petco Health & Wellness Co., Inc.*(a)	38,600	121,976
TJX Cos., Inc. (The)	10,401	975,718
Tractor Supply Co.(a)	3,521	757,121
Ulta Beauty, Inc.*	200	97,998

		7,312,079

Technology Hardware, Storage & Peripherals — 5.5%
Apple, Inc.	107,517	20,700,248
Hewlett Packard Enterprise Co.	59,500	1,010,310
Seagate Technology Holdings PLC	6,662	568,735

		22,279,293

Textiles, Apparel & Luxury Goods — 0.8%
Deckers Outdoor Corp.*	1,500	1,002,645
G-III Apparel Group Ltd.*	10,500	356,790
Lululemon Athletica, Inc.*	1,100	562,419
LVMH Moet Hennessy Louis Vuitton SE (France)	1,571	1,276,496

		3,198,350

Wireless Telecommunication Services — 0.0%
Telephone & Data Systems, Inc.	2,500	45,875

TOTAL COMMON STOCKS (cost $332,190,754)		385,471,060

UNAFFILIATED EXCHANGE-TRADED FUNDS — 2.5%
iShares Core S&P 500 ETF	12,866	6,145,187
SPDR S&P 500 ETF Trust	3,712	1,764,351

		Shares	Value
UNAFFILIATED EXCHANGE-TRADED FUNDS (continued)
Vanguard Dividend Appreciation ETF		13,052	$2,224,061

TOTAL UNAFFILIATED EXCHANGE-TRADED FUNDS (cost $9,328,457)			10,133,599

TOTAL LONG-TERM INVESTMENTS (cost $341,519,211)			395,604,659

SHORT-TERM INVESTMENTS — 4.6%
AFFILIATED MUTUAL FUNDS — 4.5%
PGIM Core Government Money Market Fund(wb)		8,076,453	8,076,453
PGIM Institutional Money Market Fund (cost $10,117,064; includes $10,071,203 of cash collateral for securities on loan)(b)(wb)		10,120,386	10,116,338

TOTAL AFFILIATED MUTUAL FUNDS (cost $18,193,517)			18,192,791

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills
5.266%	03/14/24	250	247,409

(cost $247,366)
TOTAL SHORT-TERM INVESTMENTS (cost $18,440,883)			18,440,200

TOTAL INVESTMENTS—102.6% (cost $359,960,094)			414,044,859
Liabilities in excess of other assets(z) — (2.6)%			(10,439,415)

NET ASSETS — 100.0%			$403,605,444

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $9,834,502; cash collateral of $10,071,203 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
17	S&P 500 E-Mini Index	Mar. 2024	$4,097,000	$112,645

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash	and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
GS	$77,000	$247,409

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$9,600,702	$—	$—
Air Freight & Logistics	1,349,848	—	—
Automobiles	4,540,491	—	—
Banks	13,934,989	—	—
Beverages	5,999,573	2,185,674	—
Biotechnology	10,391,650	—	—
Broadline Retail	14,376,563	—	—
Building Products	3,377,434	—	—
Capital Markets	13,353,400	—	—
Chemicals	6,013,252	—	—
Commercial Services & Supplies	881,709	—	—
Communications Equipment	1,957,913	—	—
Construction & Engineering	199,767	—	—
Construction Materials	4,082,237	—	—
Consumer Finance	1,640,162	—	—
Consumer Staples Distribution & Retail	5,097,527	—	—
Containers & Packaging	999,176	—	—
Distributors	692,500	—	—
Diversified Consumer Services	645,932	—	—
Diversified Telecommunication Services	2,146,041	—	—
Electric Utilities	5,980,806	—	—
Electrical Equipment	7,980,447	—	—
Electronic Equipment, Instruments & Components	1,877,501	—	—
Energy Equipment & Services	2,576,738	—	—
Entertainment	3,217,782	—	—
Financial Services	14,998,274	—	—
Food Products	2,517,615	—	—
Ground Transportation	4,048,983	—	—
Health Care Equipment & Supplies	8,405,563	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Health Care Providers & Services	$10,846,141	$—	$—
Hotels, Restaurants & Leisure	6,670,089	—	—
Household Durables	367,651	—	—
Household Products	5,197,697	—	—
Independent Power & Renewable Electricity Producers	722,413	—	—
Industrial Conglomerates	6,139,897	—	—
Industrial REITs	2,854,468	—	—
Insurance	9,153,202	—	—
Interactive Media & Services	25,340,334	—	—
IT Services	3,508,946	—	—
Life Sciences Tools & Services	4,534,307	—	—
Machinery	3,768,961	—	—
Media	2,884,057	—	—
Mortgage Real Estate Investment Trusts (REITs)	228,781	—	—
Multi-Utilities	1,000,647	—	—
Oil, Gas & Consumable Fuels	11,697,325	—	—
Passenger Airlines	1,210,194	—	—
Personal Care Products	1,425,862	—	—
Pharmaceuticals	15,870,892	—	—
Residential REITs	220,176	—	—
Retail REITs	47,580	—	—
Semiconductors & Semiconductor Equipment	30,492,870	1,163,281	—
Software	47,655,829	—	—
Specialized REITs	4,563,614	—	—
Specialty Retail	7,312,079	—	—
Technology Hardware, Storage & Peripherals	22,279,293	—	—
Textiles, Apparel & Luxury Goods	1,921,854	1,276,496	—
Wireless Telecommunication Services	45,875	—	—
Unaffiliated Exchange-Traded Funds	10,133,599	—	—
Short-Term Investments
Affiliated Mutual Funds	18,192,791	—	—
U.S. Treasury Obligation	—	247,409	—

Total	$409,171,999	$4,872,860	$—

Other Financial Instruments*
Assets
Futures Contracts	$112,645	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Software	11.8%
Semiconductors & Semiconductor Equipment	7.8
Interactive Media & Services	6.3
Technology Hardware, Storage & Peripherals	5.5
Affiliated Mutual Funds (2.5% represents investments purchased with collateral from securities on loan)	4.5
Pharmaceuticals	3.9
Financial Services	3.7
Broadline Retail	3.6
Banks	3.5
Capital Markets	3.3
Oil, Gas & Consumable Fuels	2.9
Health Care Providers & Services	2.7
Biotechnology	2.6
Unaffiliated Exchange-Traded Funds	2.5
Aerospace & Defense	2.4
Insurance	2.3
Health Care Equipment & Supplies	2.1
Beverages	2.0
Electrical Equipment	2.0
Specialty Retail	1.8
Hotels, Restaurants & Leisure	1.7
Industrial Conglomerates	1.5
Chemicals	1.5
Electric Utilities	1.5
Household Products	1.3
Consumer Staples Distribution & Retail	1.3
Specialized REITs	1.1
Automobiles	1.1
Life Sciences Tools & Services	1.1
Construction Materials	1.0
Ground Transportation	1.0
Machinery	0.9
IT Services	0.9

Building Products	0.8%
Entertainment	0.8
Textiles, Apparel & Luxury Goods	0.8
Media	0.7
Industrial REITs	0.7
Energy Equipment & Services	0.6
Food Products	0.6
Diversified Telecommunication Services	0.5
Communications Equipment	0.5
Electronic Equipment, Instruments & Components	0.5
Consumer Finance	0.4
Personal Care Products	0.4
Air Freight & Logistics	0.3
Passenger Airlines	0.3
Multi-Utilities	0.2
Containers & Packaging	0.2
Commercial Services & Supplies	0.2
Independent Power & Renewable Electricity Producers	0.2
Distributors	0.2
Diversified Consumer Services	0.2
Household Durables	0.1
U.S. Treasury Obligation	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Residential REITs	0.1
Construction & Engineering	0.0	*
Retail REITs	0.0	*
Wireless Telecommunication Services	0.0	*

	102.6
Liabilities in excess of other assets	(2.6)

	100.0%

* Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$112,645*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$395,396

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$135,800

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$2,552,920

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$9,834,502	$(9,834,502)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $9,834,502:
Unaffiliated investments (cost $341,766,577)	$395,852,068
Affiliated investments (cost $18,193,517)	18,192,791
Dividends and interest receivable	310,676
Tax reclaim receivable	173,206
Receivable for investments sold	88,360
Deposit with broker for centrally cleared/exchange-traded derivatives	77,000
Receivable for Portfolio shares sold	2,892
Receivable from affiliate	134
Prepaid expenses and other assets	4,365

Total Assets	414,701,492

LIABILITIES
Payable to broker for collateral for securities on loan	10,071,203
Payable for investments purchased	674,716
Accrued expenses and other liabilities	134,843
Management fee payable	77,575
Payable for Portfolio shares purchased	59,451
Payable to affiliate	48,128
Distribution fee payable	16,597
Due to broker-variation margin futures	12,304
Affiliated transfer agent fee payable	707
Trustees’ fees payable	520
Payable to custodian	4

Total Liabilities	11,096,048

NET ASSETS	$403,605,444

Net assets were comprised of:
Partners’ Equity	$403,605,444

Net asset value and redemption price per share, $403,605,444 / 12,856,521 outstanding shares of beneficial interest	$31.39

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $121,027 foreign withholding tax, of which $64,987 is reimbursable by an affiliate)	$5,785,368
Affiliated dividend income	122,623
Income from securities lending, net (including affiliated income of $19,788)	26,221
Interest income	18,807

Total income	5,953,019

EXPENSES
Management fee	2,171,746
Distribution fee	935,260
Custodian and accounting fees	127,940
Audit fee	47,700
Professional fees	30,733
Trustees’ fees	14,699
Shareholders’ reports	11,710
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,851
Miscellaneous	35,908

Total expenses	3,384,547
Less: Fee waiver and/or expense reimbursement	(274,131)

Net expenses	3,110,416

NET INVESTMENT INCOME (LOSS)	2,842,603

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $1,029)	930,201
Futures transactions	395,396
Foreign currency transactions	1,261

1,326,858

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(2,170))	73,404,079
Futures	135,800
Foreign currencies	(86)

73,539,793

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	74,866,651

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$77,709,254

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$2,842,603	$4,062,223
Net realized gain (loss) on investment and foreign currency transactions	1,326,858	33,915,881
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	73,539,793	(145,708,870)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	77,709,254	(107,730,766)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [1,691,856 and 2,874,206 shares, respectively]	47,979,790	79,152,138
Portfolio shares purchased [2,889,168 and 13,208,041 shares, respectively]	(80,422,751)	(362,243,537)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS .	(32,442,961)	(283,091,399)

TOTAL INCREASE (DECREASE)	45,266,293	(390,822,165)
NET ASSETS:
Beginning of year	358,339,151	749,161,316

End of year	$403,605,444	$358,339,151

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST LARGE-CAP CORE PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$25.50	$30.72	$24.03	$21.62	$17.27

Income (Loss) From Investment Operations:
Net investment income (loss)	0.21	0.23	0.16	0.20	0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.68	(5.45)	6.53	2.21	4.10

Total from investment operations	5.89	(5.22)	6.69	2.41	4.35

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$31.39	$25.50	$30.72	$24.03	$21.62

Total Return(d)	23.10%	(16.99)%	27.84%	11.15%	25.19	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$404	$358	$749	$3,610	$2,113
Average net assets (in millions)	$374	$473	$1,854	$2,675	$2,211
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.83%	0.80%	0.80%	0.81%	0.81%
Expenses before waivers and/or expense reimbursement	0.90%	0.89%	0.83%	0.82%	0.83%
Net investment income (loss)	0.76%	0.86%	0.62%	0.96%	1.26%
Portfolio turnover rate(g)	66%	58%	48%	127%	93%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST LARGE-CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 98.4%
COMMON STOCKS — 95.8%
Aerospace & Defense — 0.8%
Boeing Co. (The)*	48,129	$12,545,305
Howmet Aerospace, Inc.	277,612	15,024,361
RTX Corp.(a)	236,475	19,897,007

		47,466,673

Air Freight & Logistics — 0.3%
United Parcel Service, Inc. (Class B Stock)	100,628	15,821,740

Automobile Components — 0.3%
Aptiv PLC*	157,612	14,140,949
Mobileye Global, Inc. (Israel) (Class A Stock)*(a)	81,988	3,551,720

		17,692,669

Automobiles — 1.1%
Rivian Automotive, Inc. (Class A Stock)*(a)	276,815	6,494,080
Tesla, Inc.*	217,752	54,107,017

		60,601,097

Banks — 0.1%
NU Holdings Ltd. (Brazil) (Class A Stock)*	451,255	3,758,954

Beverages — 0.7%
Monster Beverage Corp.*	677,447	39,027,722

Biotechnology — 1.2%
Argenx SE (Netherlands), ADR*	7,708	2,932,354
Legend Biotech Corp., ADR*	96,652	5,815,551
Regeneron Pharmaceuticals, Inc.*	6,378	5,601,734
Vertex Pharmaceuticals, Inc.*	125,955	51,249,830

		65,599,469

Broadline Retail — 7.2%
Amazon.com, Inc.*	2,466,017	374,686,623
Coupang, Inc. (South Korea)*	450,290	7,290,195
MercadoLibre, Inc. (Brazil)*	14,638	23,004,203

		404,981,021

Capital Markets — 1.9%
Charles Schwab Corp. (The)	70,707	4,864,642
CME Group, Inc.	33,285	7,009,821
Goldman Sachs Group, Inc. (The)	25,583	9,869,154
Intercontinental Exchange, Inc.	59,000	7,577,370
KKR & Co., Inc.	16,340	1,353,769
Moody’s Corp.	37,799	14,762,777
MSCI, Inc.	40,407	22,856,219
S&P Global, Inc.	73,267	32,275,579
Tradeweb Markets, Inc. (Class A Stock)	79,941	7,265,038

		107,834,369

Chemicals — 1.3%
Air Products & Chemicals, Inc.	35,892	9,827,230
Linde PLC	65,202	26,779,113
Sherwin-Williams Co. (The)	120,495	37,582,390

		74,188,733

	Shares	Value
COMMON STOCKS (continued)
Construction Materials — 0.6%
Martin Marietta Materials, Inc.	11,992	$5,982,929
Vulcan Materials Co.	130,534	29,632,523

		35,615,452

Consumer Staples Distribution & Retail — 1.0%
Costco Wholesale Corp.	40,140	26,495,611
Dollar General Corp.	57,001	7,749,286
Target Corp.	169,100	24,083,222

		58,328,119

Electric Utilities — 0.3%
NextEra Energy, Inc.	252,900	15,361,146

Electrical Equipment — 1.4%
AMETEK, Inc.	113,153	18,657,798
Eaton Corp. PLC	227,395	54,761,264
Rockwell Automation, Inc.	25,719	7,985,235

		81,404,297

Electronic Equipment, Instruments & Components — 0.8%
Amphenol Corp. (Class A Stock)	364,430	36,125,946
Keysight Technologies, Inc.*	39,443	6,274,987

		42,400,933

Energy Equipment & Services — 0.2%
Schlumberger NV	199,199	10,366,316

Entertainment — 2.2%
Netflix, Inc.*	197,017	95,923,637
Spotify Technology SA*(a)	99,938	18,779,350
Take-Two Interactive Software, Inc.*	45,889	7,385,834

		122,088,821

Financial Services — 7.2%
Affirm Holdings, Inc.*	55,468	2,725,697
Fiserv, Inc.*	305,689	40,607,727
Global Payments, Inc.	130,443	16,566,261
Mastercard, Inc. (Class A Stock)	320,431	136,667,026
PayPal Holdings, Inc.*	283,319	17,398,620
Visa, Inc. (Class A Stock)(a)	742,971	193,432,500

		407,397,831

Ground Transportation — 1.6%
Canadian Pacific Kansas City Ltd. (Canada)(a)	23,721	1,875,382
Uber Technologies, Inc.*	1,046,624	64,440,640
Union Pacific Corp.	86,700	21,295,254

		87,611,276

Health Care Equipment & Supplies — 3.9%
Alcon, Inc. (Switzerland)(a)	310,062	24,222,043
Becton, Dickinson & Co.	91,714	22,362,625
Boston Scientific Corp.*	522,955	30,232,028
Intuitive Surgical, Inc.*	228,107	76,954,177
Penumbra, Inc.*	18,585	4,674,871
STERIS PLC	26,869	5,907,150
Stryker Corp.	179,830	53,851,892

		218,204,786

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST LARGE-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services — 3.1%
Cigna Group (The)	123,354	$36,938,355
Humana, Inc.	17,682	8,094,997
UnitedHealth Group, Inc.	242,585	127,713,725

		172,747,077

Health Care Technology — 0.1%
Veeva Systems, Inc. (Class A Stock)*	21,040	4,050,621

Hotels, Restaurants & Leisure — 1.5%
Airbnb, Inc. (Class A Stock)*	59,400	8,086,716
Booking Holdings, Inc.*	5,649	20,038,246
Chipotle Mexican Grill, Inc.*	10,153	23,219,505
Hilton Worldwide Holdings, Inc.	92,179	16,784,874
Las Vegas Sands Corp.	64,259	3,162,185
Marriott International, Inc. (Class A Stock)	56,849	12,820,018

		84,111,544

Household Products — 0.1%
Colgate-Palmolive Co.	50,107	3,994,029

Insurance — 0.6%
Aon PLC (Class A Stock)	10,764	3,132,539
Arthur J. Gallagher & Co.(a)	40,831	9,182,076
Marsh & McLennan Cos., Inc.	117,100	22,186,937

		34,501,552

Interactive Media & Services — 8.8%
Alphabet, Inc. (Class A Stock)*	1,402,144	195,865,495
Alphabet, Inc. (Class C Stock)*	344,948	48,613,522
Meta Platforms, Inc. (Class A Stock)*	694,763	245,918,312
Snap, Inc. (Class A Stock)*	358,199	6,064,309

		496,461,638

IT Services — 0.8%
Gartner, Inc.*	28,222	12,731,227
MongoDB, Inc.*	43,732	17,879,828
Snowflake, Inc. (Class A Stock)*	81,417	16,201,983

		46,813,038

Leisure Products — 0.1%
Peloton Interactive, Inc. (Class A Stock)*(a)	471,904	2,873,895

Life Sciences Tools & Services — 1.2%
Agilent Technologies, Inc.	26,154	3,636,190
Danaher Corp.	17,367	4,017,682
ICON PLC*	18,227	5,159,517
Thermo Fisher Scientific, Inc.	104,363	55,394,837

		68,208,226

Machinery — 0.3%
Ingersoll Rand, Inc.	245,452	18,983,258

Media — 0.2%
Trade Desk, Inc. (The) (Class A Stock)*.	129,376	9,309,897

Oil, Gas & Consumable Fuels — 0.0%
Hess Corp.	10,765	1,551,882

	Shares	Value
COMMON STOCKS (continued)
Personal Care Products — 0.7%
Estee Lauder Cos., Inc. (The) (Class A Stock)	185,748	$27,165,645
L’Oreal SA (France)	27,197	13,557,725

		40,723,370

Pharmaceuticals — 3.6%
AstraZeneca PLC (United Kingdom), ADR	220,096	14,823,466
Eli Lilly & Co.	215,081	125,375,016
Novo Nordisk A/S (Denmark), ADR(a)	275,941	28,546,096
Zoetis, Inc.(a)	180,562	35,637,522

		204,382,100

Professional Services — 0.7%
Paylocity Holding Corp.*	63,513	10,470,118
TransUnion	55,086	3,784,959
Verisk Analytics, Inc.	107,485	25,673,867

		39,928,944

Real Estate Management & Development — 0.3%
CoStar Group, Inc.*	208,628	18,232,001

Semiconductors & Semiconductor Equipment — 9.8%
Advanced Micro Devices, Inc.*	401,648	59,206,932
Applied Materials, Inc.	42,723	6,924,117
ARM Holdings PLC, ADR*(a)	97,532	7,329,042
ASML Holding NV (Netherlands)	107,770	81,573,269
Broadcom, Inc.	31,921	35,631,816
Intel Corp.	324,037	16,282,859
KLA Corp.	19,574	11,378,366
Lam Research Corp.	19,435	15,222,658
Marvell Technology, Inc.	54,267	3,272,843
NVIDIA Corp.	624,342	309,186,645
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	48,745	5,069,480

		551,078,027

Software — 20.1%
Adobe, Inc.*	147,640	88,082,024
Atlassian Corp. (Class A Stock)*	163,489	38,887,493
Aurora Innovation, Inc.*(a)	485,364	2,121,041
Cadence Design Systems, Inc.*	207,205	56,436,426
Crowdstrike Holdings, Inc. (Class A Stock)*	62,457	15,946,521
Datadog, Inc. (Class A Stock)*	23,720	2,879,134
Dynatrace, Inc.*	203,782	11,144,838
Fair Isaac Corp.*	9,290	10,813,653
HubSpot, Inc.*	11,540	6,699,432
Intuit, Inc.	152,917	95,577,712
Microsoft Corp.	1,497,406	563,084,552
Palo Alto Networks, Inc.*	146,149	43,096,417
Salesforce, Inc.*	268,134	70,556,781
ServiceNow, Inc.*	109,580	77,417,174
Synopsys, Inc.*	46,938	24,168,845
Workday, Inc. (Class A Stock)*	92,563	25,552,942

		1,132,464,985

Specialized REITs — 0.7%
American Tower Corp.	69,568	15,018,340

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST LARGE-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Specialized REITs (cont’d.)
Equinix, Inc.	29,285	$23,585,846

		38,604,186

Specialty Retail — 1.3%
Home Depot, Inc. (The)	50,451	17,483,794
O’Reilly Automotive, Inc.*	25,800	24,512,064
Ross Stores, Inc.	149,912	20,746,322
TJX Cos., Inc. (The)	135,198	12,682,924

		75,425,104

Technology Hardware, Storage & Peripherals — 5.2%
Apple, Inc.	1,513,309	291,357,382

Textiles, Apparel & Luxury Goods — 1.7%
Lululemon Athletica, Inc.*	56,673	28,976,338
LVMH Moet Hennessy Louis Vuitton SE (France)	41,156	33,440,778
NIKE, Inc. (Class B Stock)	278,862	30,276,048

		92,693,164

Trading Companies & Distributors — 0.6%
W.W. Grainger, Inc.(a)	43,553	36,091,936

Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.	79,874	12,806,198

TOTAL COMMON STOCKS (cost $3,499,413,065)		5,393,145,478

PREFERRED STOCK — 0.1%
Automobiles
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC), 144A	71,713	6,316,275

(cost $6,882,882)
UNAFFILIATED EXCHANGE-TRADED FUNDS — 2.5%
iShares MSCI USA Quality Factor ETF	87,271	12,841,055
iShares MSCI USA Value Factor ETF	125,097	12,654,813
SPDR Portfolio S&P 500 Growth ETF	853,789	55,547,512
Vanguard Russell 1000 Growth ETF	754,271	58,848,223

TOTAL UNAFFILIATED EXCHANGE-TRADED FUNDS (cost $122,690,707)		139,891,603

TOTAL LONG-TERM INVESTMENTS (cost $3,628,986,654)		5,539,353,356

	Shares	Value
SHORT-TERM INVESTMENTS — 7.6%
AFFILIATED MUTUAL FUNDS — 6.6%
PGIM Core Government Money Market Fund(wb)	41,603,125	$41,603,125
PGIM Institutional Money Market Fund (cost $329,746,792; includes $328,013,481 of cash collateral for securities on loan)(b)(wb)	329,895,088	329,763,130

TOTAL AFFILIATED MUTUAL FUNDS (cost $371,349,917)		371,366,255

UNAFFILIATED FUND — 1.0%
Fidelity Investments Money Market Funds - Treasury Only Portfolio (Institutional Shares)	55,235,012	55,235,012

(cost $55,235,012)

TOTAL SHORT-TERM INVESTMENTS (cost $426,584,929)		426,601,267

TOTAL INVESTMENTS—106.0% (cost $4,055,571,583)		5,965,954,623
Liabilities in excess of other assets — (6.0)%		(338,526,622)

NET ASSETS — 100.0%		$5,627,428,001

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $321,005,591; cash collateral of $328,013,481 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST LARGE-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$47,466,673	$—	$—
Air Freight & Logistics	15,821,740	—	—
Automobile Components	17,692,669	—	—
Automobiles	60,601,097	—	—
Banks	3,758,954	—	—
Beverages	39,027,722	—	—
Biotechnology	65,599,469	—	—
Broadline Retail	404,981,021	—	—
Capital Markets	107,834,369	—	—
Chemicals	74,188,733	—	—
Construction Materials	35,615,452	—	—
Consumer Staples Distribution & Retail	58,328,119	—	—
Electric Utilities	15,361,146	—	—
Electrical Equipment	81,404,297	—	—
Electronic Equipment, Instruments & Components	42,400,933	—	—
Energy Equipment & Services	10,366,316	—	—
Entertainment	122,088,821	—	—
Financial Services	407,397,831	—	—
Ground Transportation	87,611,276	—	—
Health Care Equipment & Supplies	218,204,786	—	—
Health Care Providers & Services	172,747,077	—	—
Health Care Technology	4,050,621	—	—
Hotels, Restaurants & Leisure	84,111,544	—	—
Household Products	3,994,029	—	—
Insurance	34,501,552	—	—
Interactive Media & Services	496,461,638	—	—
IT Services	46,813,038	—	—
Leisure Products	2,873,895	—	—
Life Sciences Tools & Services	68,208,226	—	—
Machinery	18,983,258	—	—
Media	9,309,897	—	—
Oil, Gas & Consumable Fuels	1,551,882	—	—
Personal Care Products	27,165,645	13,557,725	—
Pharmaceuticals	204,382,100	—	—
Professional Services	39,928,944	—	—
Real Estate Management & Development	18,232,001	—	—
Semiconductors & Semiconductor Equipment	551,078,027	—	—
Software	1,132,464,985	—	—
Specialized REITs	38,604,186	—	—
Specialty Retail	75,425,104	—	—
Technology Hardware, Storage & Peripherals	291,357,382	—	—
Textiles, Apparel & Luxury Goods	59,252,386	33,440,778	—
Trading Companies & Distributors	36,091,936	—	—
Wireless Telecommunication Services	12,806,198	—	—
Preferred Stock
Automobiles	—	6,316,275	—
Unaffiliated Exchange-Traded Funds	139,891,603	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST LARGE-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investments
Affiliated Mutual Funds	$371,366,255	$—	$—
Unaffiliated Fund	55,235,012	—	—

Total	$5,912,639,845	$53,314,778	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Software	20.1%
Semiconductors & Semiconductor Equipment	9.8
Interactive Media & Services	8.8
Financial Services	7.2
Broadline Retail	7.2
Affiliated Mutual Funds (5.8% represents investments purchased with collateral from securities on loan)	6.6
Technology Hardware, Storage & Peripherals	5.2
Health Care Equipment & Supplies	3.9
Pharmaceuticals	3.6
Health Care Providers & Services	3.1
Unaffiliated Exchange-Traded Funds	2.5
Entertainment	2.2
Capital Markets	1.9
Textiles, Apparel & Luxury Goods	1.7
Ground Transportation	1.6
Hotels, Restaurants & Leisure	1.5
Electrical Equipment	1.4
Specialty Retail	1.3
Chemicals	1.3
Life Sciences Tools & Services	1.2
Automobiles	1.2
Biotechnology	1.2
Consumer Staples Distribution & Retail	1.0
Unaffiliated Fund	1.0
Aerospace & Defense	0.8
IT Services	0.8

Electronic Equipment, Instruments & Components	0.8%
Personal Care Products	0.7
Professional Services	0.7
Beverages	0.7
Specialized REITs	0.7
Trading Companies & Distributors	0.6
Construction Materials	0.6
Insurance	0.6
Machinery	0.3
Real Estate Management & Development	0.3
Automobile Components	0.3
Air Freight & Logistics	0.3
Electric Utilities	0.3
Wireless Telecommunication Services	0.2
Energy Equipment & Services	0.2
Media	0.2
Health Care Technology	0.1
Household Products	0.1
Banks	0.1
Leisure Products	0.1
Oil, Gas & Consumable Fuels	0.0 *

106.0
Liabilities in excess of other assets	(6.0)

100.0%

*	Less than 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$321,005,591	$(321,005,591)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $321,005,591:
Unaffiliated investments (cost $3,684,221,666)	$5,594,588,368
Affiliated investments (cost $371,349,917)	371,366,255
Foreign currency, at value (cost $28)	28
Tax reclaim receivable	3,032,780
Dividends and interest receivable	1,619,028
Receivable for investments sold	256,383
Receivable for Portfolio shares sold	169,270
Prepaid expenses and other assets	178,901

Total Assets	5,971,211,013

LIABILITIES
Payable to broker for collateral for securities on loan	328,013,481
Payable for Portfolio shares purchased	11,715,469
Accrued expenses and other liabilities	1,927,927
Management fee payable	1,492,907
Payable to affiliate	347,660
Distribution fee payable	232,043
Payable for investments purchased	49,688
Trustees’ fees payable	3,130
Affiliated transfer agent fee payable	707

Total Liabilities	343,783,012

NET ASSETS	$5,627,428,001

Net assets were comprised of:
Partners’ Equity	$5,627,428,001

Net asset value and redemption price per share, $5,627,428,001 / 77,635,278 outstanding shares of beneficial interest	$72.49

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $604,448 foreign withholding tax, of which $303,200 is reimbursable by an affiliate)	$32,884,097
Affiliated dividend income	939,719
Income from securities lending, net (including affiliated income of $572,216)	572,291
Interest income	82,758

Total income	34,478,865

EXPENSES
Management fee	32,625,933
Distribution fee	12,313,593
Custodian and accounting fees	359,439
Trustees’ fees	91,090
Professional fees	88,067
Audit fee	47,700
Shareholders’ reports	22,416
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,852
Miscellaneous	139,551

Total expenses	45,696,641
Less: Fee waiver and/or expense reimbursement	(2,830,519)

Net expenses	42,866,122

NET INVESTMENT INCOME (LOSS)	(8,387,257)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,219))	309,802,301
Foreign currency transactions	(17,685)

309,784,616

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(5,234))	1,444,763,038
Foreign currencies	(124)

1,444,762,914

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	1,754,547,530

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,746,160,273

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(8,387,257)	$(7,861,818)
Net realized gain (loss) on investment and foreign currency transactions	309,784,616	194,629,234
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,444,762,914	(1,225,684,164)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,746,160,273	(1,038,916,748)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [10,665,895 and 18,895,176 shares, respectively]	673,726,800	1,023,247,101
Portfolio shares issued in merger [0 and 45,781,535 shares, respectively]	—	2,422,758,807
Portfolio shares purchased [15,002,029 and 19,534,875 shares, respectively]	(929,212,347)	(1,053,196,529)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(255,485,547)	2,392,809,379

TOTAL INCREASE (DECREASE)	1,490,674,726	1,353,892,631
NET ASSETS:
Beginning of year	4,136,753,275	2,782,860,644

End of year	$5,627,428,001	$4,136,753,275

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST LARGE-CAP GROWTH PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$50.47	$75.56	$64.52	$46.15	$35.99

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.11)	(0.13)	(0.38)	(0.23)	(0.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	22.13	(24.96)	11.42	18.60	10.20

Total from investment operations	22.02	(25.09)	11.04	18.37	10.16

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$72.49	$50.47	$75.56	$64.52	$46.15

Total Return(d)	43.63%	(33.21)%	17.11%	39.80%	28.23	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,627	$4,137	$2,783	$3,593	$2,939
Average net assets (in millions)	$4,925	$3,503	$3,128	$2,993	$2,768
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.87%	0.87%	0.88%	0.90%	0.90%
Expenses before waivers and/or expense reimbursement	0.93%	0.93%	0.93%	0.94%	0.94%
Net investment income (loss)	(0.17)%	(0.22)%	(0.54)%	(0.44)%	(0.09)%
Portfolio turnover rate(g)	29%	64%	16%	42%	28%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST LARGE-CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 97.3%
COMMON STOCKS — 94.5%
Aerospace & Defense — 3.4%
Boeing Co. (The)*	29,625	$7,722,053
General Dynamics Corp.	135,603	35,212,031
Huntington Ingalls Industries, Inc.	20,938	5,436,342
L3Harris Technologies, Inc.	104,681	22,047,912
Northrop Grumman Corp.	41,531	19,442,323
RTX Corp.(a)	160,280	13,485,959

		103,346,620

Air Freight & Logistics — 0.9%
FedEx Corp.	44,529	11,264,501
United Parcel Service, Inc. (Class B Stock)	97,870	15,388,100

		26,652,601

Automobile Components — 0.5%
Adient PLC*	73,891	2,686,677
Magna International, Inc. (Canada)(a)	229,555	13,562,109

		16,248,786

Automobiles — 0.6%
General Motors Co.(a)	546,090	19,615,553

Banks — 9.0%
Bank of America Corp.	546,705	18,407,557
Citigroup, Inc.	772,912	39,758,593
Citizens Financial Group, Inc.	425,676	14,106,902
Fifth Third Bancorp	202,228	6,974,844
Huntington Bancshares, Inc	427,197	5,433,946
JPMorgan Chase & Co.	382,447	65,054,235
M&T Bank Corp.	98,889	13,555,704
New York Community Bancorp, Inc.(a)	1,130,586	11,565,895
PNC Financial Services Group, Inc. (The)	63,242	9,793,024
Regions Financial Corp.	617,528	11,967,693
Royal Bank of Canada (Canada)	109,771	11,100,950
U.S. Bancorp(a)	604,988	26,183,880
Wells Fargo & Co.	834,853	41,091,465

		274,994,688

Beverages — 1.8%
Coca-Cola Co. (The)	68,082	4,012,072
Diageo PLC (United Kingdom)	310,416	11,266,604
Keurig Dr. Pepper, Inc.	406,016	13,528,453
PepsiCo, Inc.	64,179	10,900,161
Pernod Ricard SA (France)	83,028	14,672,859

		54,380,149

Biotechnology — 0.8%
AbbVie, Inc.	65,227	10,108,228
Gilead Sciences, Inc.	193,335	15,662,069

		25,770,297

Broadline Retail — 0.1%
Kohl’s Corp.(a)	103,662	2,973,026

Building Products — 0.7%
Johnson Controls International PLC	258,490	14,899,364

	Shares	Value
COMMON STOCKS (continued)
Building Products (cont’d.)
Trane Technologies PLC	29,471	$7,187,977

		22,087,341

Capital Markets — 5.3%
Ares Management Corp. (Class A Stock)	102,372	12,174,078
Bank of New York Mellon Corp. (The)	299,253	15,576,119
BlackRock, Inc.	12,361	10,034,660
Charles Schwab Corp. (The)	59,929	4,123,115
Goldman Sachs Group, Inc. (The)	68,903	26,580,710
Intercontinental Exchange, Inc.	119,472	15,343,789
KKR & Co., Inc.	97,174	8,050,866
Morgan Stanley	315,982	29,465,322
Nasdaq, Inc.	218,322	12,693,241
Raymond James Financial, Inc.(a)	142,136	15,848,164
State Street Corp.	145,876	11,299,555

		161,189,619

Chemicals — 2.4%
Celanese Corp.(a)	51,554	8,009,945
CF Industries Holdings, Inc	67,844	5,393,598
Corteva, Inc.	91,511	4,385,207
DuPont de Nemours, Inc	163,481	12,576,593
LyondellBasell Industries NV (Class A Stock)	90,274	8,583,252
Olin Corp.	187,811	10,132,404
PPG Industries, Inc.	103,751	15,515,962
RPM International, Inc	35,738	3,989,433
Sherwin-Williams Co. (The)	20,970	6,540,543

		75,126,937

Commercial Services & Supplies — 0.0%
Veralto Corp.	5,436	447,165

Communications Equipment — 2.0%
Cisco Systems, Inc.	350,343	17,699,328
F5, Inc.*	131,273	23,495,241
Telefonaktiebolaget LM Ericsson (Sweden), ADR(a)	3,443,242	21,692,425

		62,886,994

Consumer Finance — 0.8%
American Express Co.	86,656	16,234,135
Capital One Financial Corp.	25,004	3,278,525
Discover Financial Services	31,900	3,585,560

		23,098,220

Consumer Staples Distribution & Retail — 0.7%
Target Corp.	82,444	11,741,675
Walmart, Inc.	65,057	10,256,236

		21,997,911

Containers & Packaging — 0.2%
International Paper Co.	209,478	7,572,630

Distributors — 0.4%
LKQ Corp.	239,078	11,425,538

Diversified Telecommunication Services — 0.2%
Verizon Communications, Inc	149,097	5,620,957

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities — 3.9%
American Electric Power Co., Inc.	221,315	$17,975,204
Duke Energy Corp.	160,607	15,585,303
Exelon Corp.	565,073	20,286,121
NextEra Energy, Inc	164,510	9,992,338
PG&E Corp.	375,845	6,776,485
PPL Corp.	451,431	12,233,780
Southern Co. (The)	429,059	30,085,617
Xcel Energy, Inc	117,555	7,277,830

		120,212,678

Electrical Equipment — 0.9%
Eaton Corp. PLC	52,446	12,630,046
Emerson Electric Co.	143,304	13,947,778

		26,577,824

Electronic Equipment, Instruments & Components — 1.1%
Corning, Inc.	502,542	15,302,404
TE Connectivity Ltd.	130,532	18,339,746

		33,642,150

Energy Equipment & Services — 0.7%
Baker Hughes Co.	106,847	3,652,030
Halliburton Co.	114,126	4,125,655
NOV, Inc.	642,318	13,026,209

		20,803,894

Entertainment — 0.3%
Walt Disney Co. (The)	20,314	1,834,151
Warner Bros Discovery, Inc.*	647,401	7,367,423

		9,201,574

Financial Services — 1.8%
Corebridge Financial, Inc.	288,689	6,253,004
Equitable Holdings, Inc.	457,405	15,231,587
Euronet Worldwide, Inc.*	81,790	8,300,867
Fidelity National Information Services, Inc.	227,400	13,659,918
Fiserv, Inc.*	80,010	10,628,528

		54,073,904

Food Products — 1.6%
Archer-Daniels-Midland Co.	192,132	13,875,773
Conagra Brands, Inc.(a)	279,339	8,005,856
Kellanova	166,236	9,294,255
Nestle SA	115,330	13,369,040
Tyson Foods, Inc. (Class A Stock)(a)	74,956	4,028,885

		48,573,809

Gas Utilities — 0.4%
Atmos Energy Corp.	116,343	13,484,154

Ground Transportation — 1.5%
Canadian National Railway Co. (Canada) (NYSE)(a)	40,729	5,116,784
Canadian National Railway Co. (Canada) (TSX)	74,329	9,342,662
Norfolk Southern Corp.	26,949	6,370,205

	Shares	Value
COMMON STOCKS (continued)
Ground Transportation (cont’d.)
Union Pacific Corp.	99,808	$24,514,841

		45,344,492

Health Care Equipment & Supplies — 2.9%
Abbott Laboratories	82,099	9,036,637
Baxter International, Inc.	180,160	6,964,986
Becton, Dickinson & Co.(a)	70,172	17,110,039
Boston Scientific Corp.*	104,304	6,029,814
GE HealthCare Technologies, Inc.	156,542	12,103,827
Medtronic PLC(a)	327,279	26,961,244
Zimmer Biomet Holdings, Inc.	99,957	12,164,767

		90,371,314

Health Care Providers & Services — 5.1%
Cigna Group (The)	122,369	36,643,397
CVS Health Corp.	278,019	21,952,380
Elevance Health, Inc.	106,655	50,294,232
HCA Healthcare, Inc.	30,777	8,330,718
Humana, Inc.	3,866	1,769,894
McKesson Corp.	42,650	19,746,097
UnitedHealth Group, Inc.	32,225	16,965,496

		155,702,214

Hotel & Resort REITs — 0.3%
Host Hotels & Resorts, Inc.(a)	502,129	9,776,452

Hotels, Restaurants & Leisure — 0.5%
Las Vegas Sands Corp.	77,135	3,795,813
Marriott International, Inc. (Class A Stock)	56,403	12,719,441

		16,515,254

Household Durables — 0.3%
Lennar Corp. (Class A Stock)	60,604	9,032,420

Household Products — 0.7%
Colgate-Palmolive Co.	96,821	7,717,602
Kimberly-Clark Corp.	96,229	11,692,786
Reckitt Benckiser Group PLC (United Kingdom)	40,414	2,788,704

		22,199,092

Industrial Conglomerates — 2.4%
3M Co.	23,587	2,578,531
General Electric Co.	166,648	21,269,284
Honeywell International, Inc.	134,779	28,264,504
Siemens AG (Germany)	89,361	16,764,956
Siemens AG (Germany), ADR	43,879	4,104,442

		72,981,717

Industrial REITs — 0.5%
Prologis, Inc.	123,101	16,409,363

Insurance — 6.6%
American International Group, Inc.	627,787	42,532,569
Aon PLC (Class A Stock)	64,505	18,772,245
Chubb Ltd.	190,481	43,048,706
Hartford Financial Services Group, Inc. (The)	297,522	23,914,818
Marsh & McLennan Cos., Inc.	109,789	20,801,722

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Insurance (cont’d.)
MetLife, Inc.	238,354	$15,762,350
Progressive Corp. (The)	154,753	24,649,058
Travelers Cos., Inc. (The)	74,394	14,171,313

		203,652,781

Interactive Media & Services — 0.4%
Alphabet, Inc. (Class A Stock)*	82,563	11,533,225

IT Services — 1.1%
Accenture PLC (Class A Stock)	64,412	22,602,815
Amdocs Ltd.	124,122	10,909,082

		33,511,897

Machinery — 2.1%
CNH Industrial NV (United Kingdom)	551,899	6,722,130
Cummins, Inc	72,650	17,404,760
Illinois Tool Works, Inc.	47,087	12,333,969
Otis Worldwide Corp.(a)	31,843	2,848,993
PACCAR, Inc.(a)	106,753	10,424,430
Stanley Black & Decker, Inc.	144,035	14,129,834

		63,864,116

Media — 1.9%
Charter Communications, Inc. (Class A Stock)*(a)	17,308	6,727,273
Comcast Corp. (Class A Stock)	845,389	37,070,308
News Corp. (Class A Stock)	437,050	10,729,578
Paramount Global (Class B Stock)(a)	190,932	2,823,884

		57,351,043

Metals & Mining — 1.0%
Barrick Gold Corp. (Canada)	602,595	10,900,944
Rio Tinto PLC (Australia), ADR	257,403	19,166,227

		30,067,171

Multi-Utilities — 1.5%
Ameren Corp.(a)	52,284	3,782,225
Dominion Energy, Inc.(a)	551,715	25,930,605
Sempra	236,152	17,647,639

		47,360,469

Oil, Gas & Consumable Fuels — 7.7%
APA Corp.	560,426	20,108,085
Chevron Corp.	43,325	6,462,357
ConocoPhillips	445,535	51,713,247
Coterra Energy, Inc.	450,341	11,492,702
Diamondback Energy, Inc.	45,215	7,011,942
Enbridge, Inc. (Canada)	264,642	9,526,753
EOG Resources, Inc.	251,780	30,452,791
EQT Corp.	126,005	4,871,353
Exxon Mobil Corp.	78,757	7,874,125
Marathon Oil Corp.	593,320	14,334,611
Murphy Oil Corp.	74,857	3,193,400
Ovintiv, Inc.	147,467	6,476,751
Phillips 66	89,994	11,981,801
Pioneer Natural Resources Co.	57,578	12,948,141
Shell PLC (Netherlands), ADR	176,783	11,632,321
Suncor Energy, Inc. (Canada)	282,359	9,046,782
TotalEnergies SE (France), ADR(a)	215,773	14,538,785

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Williams Cos., Inc. (The)	88,740	$3,090,814

		236,756,761

Passenger Airlines — 0.1%
Southwest Airlines Co.(a)	125,116	3,613,350

Personal Care Products — 1.7%
Kenvue, Inc.	1,163,232	25,044,385
Unilever PLC (United Kingdom), ADR	529,683	25,679,032

		50,723,417

Pharmaceuticals — 6.0%
AstraZeneca PLC (United Kingdom), ADR	163,850	11,035,297
Bristol-Myers Squibb Co.	54,717	2,807,529
Elanco Animal Health, Inc.*	271,803	4,049,865
GSK PLC, ADR(a)	82,142	3,044,183
Johnson & Johnson	331,175	51,908,369
Merck & Co., Inc.	407,276	44,401,230
Pfizer, Inc.	1,668,815	48,045,184
Roche Holding AG	49,831	14,485,551
Sanofi SA, ADR	64,452	3,205,198

		182,982,406

Professional Services — 0.3%
Equifax, Inc.(a)	36,322	8,982,067

Residential REITs — 0.3%
AvalonBay Communities, Inc.	53,846	10,081,048

Semiconductors & Semiconductor Equipment — 3.7%
Analog Devices, Inc.(a)	87,972	17,467,720
Applied Materials, Inc.	14,501	2,350,177
Broadcom, Inc.	5,227	5,834,639
Intel Corp.	163,722	8,227,031
KLA Corp.	25,680	14,927,784
NXP Semiconductors NV (China)	93,655	21,510,681
QUALCOMM, Inc.	187,629	27,136,782
Texas Instruments, Inc.	96,631	16,471,720

		113,926,534

Software — 0.7%
Microsoft Corp.	39,126	14,712,941
Oracle Corp.	59,508	6,273,928

		20,986,869

Specialized REITs — 1.8%
Crown Castle, Inc.	140,271	16,157,817
Gaming & Leisure Properties, Inc.	324,120	15,995,322
Public Storage(a)	10,527	3,210,735
Weyerhaeuser Co.	611,855	21,274,198

		56,638,072

Specialty Retail — 1.0%
Best Buy Co., Inc.	31,910	2,497,915
Lowe’s Cos., Inc.	82,284	18,312,304
Tractor Supply Co.(a)	43,144	9,277,254

		30,087,473

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals — 0.6%
Samsung Electronics Co. Ltd. (South Korea), GDR	4,561	$6,816,011
Western Digital Corp.*	215,282	11,274,318

		18,090,329

Tobacco — 0.9%
Philip Morris International, Inc.	306,956	28,878,420

Wireless Telecommunication Services — 0.4%
T-Mobile US, Inc	43,140	6,916,636
Vodafone Group PLC (United Kingdom), ADR	535,953	4,662,791

		11,579,427

TOTAL COMMON STOCKS (cost $2,638,063,604)		2,901,004,212

UNAFFILIATED EXCHANGE-TRADED FUNDS — 2.8%
iShares MSCI USA Value Factor ETF	274,814	27,800,184
iShares Russell 1000 Value ETF	174,214	28,788,864
SPDR Portfolio S&P 500 Value ETF	645,940	30,120,182

TOTAL UNAFFILIATED EXCHANGE-TRADED FUNDS (cost $83,070,211)		86,709,230

TOTAL LONG-TERM INVESTMENTS (cost $2,721,133,815)		2,987,713,442

SHORT-TERM INVESTMENTS — 9.6%
AFFILIATED MUTUAL FUNDS — 8.6%
PGIM Core Government Money Market Fund(wb)	43,175,077	43,175,077
PGIM Institutional Money Market Fund (cost $221,185,145; includes $220,274,461 of cash collateral for securities on loan)(b)(wb)	221,266,101	221,177,595

TOTAL AFFILIATED MUTUAL FUNDS (cost $264,360,222)		264,352,672

	Shares	Value
UNAFFILIATED FUND — 1.0%
Dreyfus Government Cash Management (Institutional Shares)	31,620,832	$31,620,832

(cost $31,620,832)
TOTAL SHORT-TERM INVESTMENTS (cost $295,981,054)		295,973,504

TOTAL INVESTMENTS—106.9% (cost $3,017,114,869)		3,283,686,946
Liabilities in excess of other assets — (6.9)%		(212,975,155)

NET ASSETS — 100.0%		$3,070,711,791

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $214,269,213; cash collateral of $220,274,461 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$103,346,620	$—	$—
Air Freight & Logistics	26,652,601	—	—
Automobile Components	16,248,786	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Automobiles	$19,615,553	$—	$—
Banks	274,994,688	—	—
Beverages	28,440,686	25,939,463	—
Biotechnology	25,770,297	—	—
Broadline Retail	2,973,026	—	—
Building Products	22,087,341	—	—
Capital Markets	161,189,619	—	—
Chemicals	75,126,937	—	—
Commercial Services & Supplies	447,165	—	—
Communications Equipment	62,886,994	—	—
Consumer Finance	23,098,220	—	—
Consumer Staples Distribution & Retail	21,997,911	—	—
Containers & Packaging	7,572,630	—	—
Distributors	11,425,538	—	—
Diversified Telecommunication Services	5,620,957	—	—
Electric Utilities	120,212,678	—	—
Electrical Equipment	26,577,824	—	—
Electronic Equipment, Instruments & Components	33,642,150	—	—
Energy Equipment & Services	20,803,894	—	—
Entertainment	9,201,574	—	—
Financial Services	54,073,904	—	—
Food Products	35,204,769	13,369,040	—
Gas Utilities	13,484,154	—	—
Ground Transportation	45,344,492	—	—
Health Care Equipment & Supplies	90,371,314	—	—
Health Care Providers & Services	155,702,214	—	—
Hotel & Resort REITs	9,776,452	—	—
Hotels, Restaurants & Leisure	16,515,254	—	—
Household Durables	9,032,420	—	—
Household Products	19,410,388	2,788,704	—
Industrial Conglomerates	56,216,761	16,764,956	—
Industrial REITs	16,409,363	—	—
Insurance	203,652,781	—	—
Interactive Media & Services	11,533,225	—	—
IT Services	33,511,897	—	—
Machinery	63,864,116	—	—
Media	57,351,043	—	—
Metals & Mining	30,067,171	—	—
Multi-Utilities	47,360,469	—	—
Oil, Gas & Consumable Fuels	236,756,761	—	—
Passenger Airlines	3,613,350	—	—
Personal Care Products	50,723,417	—	—
Pharmaceuticals	168,496,855	14,485,551	—
Professional Services	8,982,067	—	—
Residential REITs	10,081,048	—	—
Semiconductors & Semiconductor Equipment	113,926,534	—	—
Software	20,986,869	—	—
Specialized REITs	56,638,072	—	—
Specialty Retail	30,087,473	—	—
Technology Hardware, Storage & Peripherals	11,274,318	6,816,011	—
Tobacco	28,878,420	—	—
Wireless Telecommunication Services	11,579,427	—	—
Unaffiliated Exchange-Traded Funds	86,709,230	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investments
Affiliated Mutual Funds	$264,352,672	$—	$—
Unaffiliated Fund	31,620,832	—	—

Total	$3,203,523,221	$80,163,725	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Banks	9.0%
Affiliated Mutual Funds (7.2% represents investments purchased with collateral from securities on loan)	8.6
Oil, Gas & Consumable Fuels	7.7
Insurance	6.6
Pharmaceuticals	6.0
Capital Markets	5.3
Health Care Providers & Services	5.1
Electric Utilities	3.9
Semiconductors & Semiconductor Equipment	3.7
Aerospace & Defense	3.4
Health Care Equipment & Supplies	2.9
Unaffiliated Exchange-Traded Funds	2.8
Chemicals	2.4
Industrial Conglomerates	2.4
Machinery	2.1
Communications Equipment	2.0
Media	1.9
Specialized REITs	1.8
Beverages	1.8
Financial Services	1.8
Personal Care Products	1.7
Food Products	1.6
Multi-Utilities	1.5
Ground Transportation	1.5
Electronic Equipment, Instruments & Components	1.1
IT Services	1.1
Unaffiliated Fund	1.0
Specialty Retail	1.0
Metals & Mining	1.0
Tobacco	0.9
Air Freight & Logistics	0.9
Electrical Equipment	0.9

Biotechnology	0.8%
Consumer Finance	0.8
Household Products	0.7
Building Products	0.7
Consumer Staples Distribution & Retail	0.7
Software	0.7
Energy Equipment & Services	0.7
Automobiles	0.6
Technology Hardware, Storage & Peripherals	0.6
Hotels, Restaurants & Leisure	0.5
Industrial REITs	0.5
Automobile Components	0.5
Gas Utilities	0.4
Wireless Telecommunication Services	0.4
Interactive Media & Services	0.4
Distributors	0.4
Residential REITs	0.3
Hotel & Resort REITs	0.3
Entertainment	0.3
Household Durables	0.3
Professional Services	0.3
Containers & Packaging	0.2
Diversified Telecommunication Services	0.2
Passenger Airlines	0.1
Broadline Retail	0.1
Commercial Services & Supplies	0.0 *

106.9
Liabilities in excess of other assets	(6.9)

100.0%

*	Less than 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$214,269,213	$(214,269,213)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $214,269,213:
Unaffiliated investments (cost $2,752,754,647)	$3,019,334,274
Affiliated investments (cost $264,360,222)	264,352,672
Foreign currency, at value (cost $136,810)	137,940
Tax reclaim receivable	4,571,430
Dividends receivable	4,195,109
Receivable for Portfolio shares sold	3,598,250
Receivable for investments sold	634,238
Prepaid expenses and other assets	120,984

Total Assets	3,296,944,897

LIABILITIES
Payable to broker for collateral for securities on loan	220,274,461
Payable to affiliate	3,077,892
Accrued expenses and other liabilities	997,518
Management fee payable	779,655
Payable for Portfolio shares purchased	511,746
Payable for investments purchased	463,216
Distribution fee payable	126,059
Trustees’ fees payable	1,852
Affiliated transfer agent fee payable	707

Total Liabilities	226,233,106

NET ASSETS	$3,070,711,791

Net assets were comprised of:
Partners’ Equity	$3,070,711,791

Net asset value and redemption price per share, $3,070,711,791 / 64,184,602 outstanding shares of beneficial interest	$47.84

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,363,168 foreign withholding tax, of which $211,047 is reimbursable by an affiliate)	$75,563,707
Affiliated dividend income	762,556
Income from securities lending, net (including affiliated income of $456,654)	535,472
Interest income	27,303

Total income	76,889,038

EXPENSES
Management fee	15,638,824
Distribution fee	7,006,255
Custodian and accounting fees	265,468
Professional fees	66,647
Trustees’ fees	54,510
Audit fee	47,700
Shareholders’ reports	13,622
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,850
Miscellaneous	64,429

Total expenses	23,166,305
Less: Fee waiver and/or expense reimbursement	(744,347)

Net expenses	22,421,958

NET INVESTMENT INCOME (LOSS)	54,467,080

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $62,746)	103,135,824
Foreign currency transactions	26,296

103,162,120

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(47,020))	104,658,818
Foreign currencies	11,325

104,670,143

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	207,832,263

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$262,299,343

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$54,467,080	$50,137,906
Net realized gain (loss) on investment and foreign currency transactions	103,162,120	577,106,419
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	104,670,143	(700,831,583)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	262,299,343	(73,587,258)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [10,478,756 and 9,592,445 shares, respectively]	473,638,684	407,227,528
Portfolio shares issued in merger [0 and 52,507,570 shares, respectively]	—	2,373,867,252
Portfolio shares purchased [9,957,589 and 26,852,433 shares, respectively]	(440,477,839)	(1,150,156,644)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	33,160,845	1,630,938,136

TOTAL INCREASE (DECREASE)	295,460,188	1,557,350,878
NET ASSETS:
Beginning of year	2,775,251,603	1,217,900,725

End of year	$3,070,711,791	$2,775,251,603

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020		2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$43.59	$42.86	$33.18	$33.08		$25.54

Income (Loss) From Investment Operations:
Net investment income (loss)	0.86	0.76	0.42	0.50		0.51
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.39	(0.03)	9.26	(0.40	)(b)	7.03

Total from investment operations	4.25	0.73	9.68	0.10		7.54

Capital Contributions	—	—	—	—		—	(c)(d)(e)

Net Asset Value, end of year	$47.84	$43.59	$42.86	$33.18		$33.08

Total Return(f)	9.75%	1.70%	29.21%	0.27%		29.52	%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,071	$2,775	$1,218	$2,166		$1,531
Average net assets (in millions)	$2,803	$2,841	$1,748	$1,304		$1,599
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.80%	0.80%	0.81%	0.83%		0.82%
Expenses before waivers and/or expense reimbursement	0.83%	0.82%	0.83%	0.84%		0.83%
Net investment income (loss)	1.94%	1.76%	1.06%	1.82%		1.71%
Portfolio turnover rate(i)	35%	79%	24%	58%		16%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Amount rounds to zero.
(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST MFS GLOBAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 98.5%
COMMON STOCKS
Austria — 0.6%
Erste Group Bank AG	81,233	$3,290,337

Canada — 3.5%
Canadian National Railway Co.(a)	75,365	9,468,105
Canadian Pacific Kansas City Ltd.(a)	140,177	11,082,394

		20,550,499

Denmark — 0.6%
Carlsberg A/S (Class B Stock)	25,434	3,191,564

France — 7.5%
Air Liquide SA	30,928	6,021,540
Danone SA	81,635	5,296,361
EssilorLuxottica SA	12,423	2,494,523
Hermes International SCA	1,243	2,642,016
Legrand SA	74,685	7,777,419
LVMH Moet Hennessy Louis Vuitton SE	15,085	12,257,123
Pernod Ricard SA	44,286	7,826,302

		44,315,284

Germany — 3.1%
Brenntag SE	33,247	3,055,648
Deutsche Boerse AG	16,203	3,336,762
Merck KGaA	57,162	9,101,022
MTU Aero Engines AG	11,913	2,566,605

		18,060,037

Israel — 1.2%
Check Point Software Technologies Ltd.*	47,495	7,256,761

Japan — 2.5%
Hoya Corp.	23,700	2,951,580
Kubota Corp.	375,300	5,632,501
Olympus Corp.	433,700	6,260,147

		14,844,228

Mexico — 0.3%
Grupo Financiero Banorte SAB de CV (Class O Stock)	163,259	1,644,992

Netherlands — 2.6%
Akzo Nobel NV	63,327	5,243,907
Heineken NV	98,523	10,009,885

		15,253,792

South Korea — 1.2%
Samsung Electronics Co. Ltd.	114,287	6,936,860

Spain — 1.8%
Aena SME SA, 144A	32,751	5,944,673
Cellnex Telecom SA, 144A	109,506	4,311,579

		10,256,252

Sweden — 1.1%
Essity AB (Class B Stock)	269,121	6,669,405

Switzerland — 5.0%
Adecco Group AG	36,008	1,768,479

	Shares	Value

COMMON STOCKS (continued)
Switzerland (cont’d.)
Cie Financiere Richemont SA (Class A Stock)	70,533	$9,742,309
Julius Baer Group Ltd.	37,234	2,088,755
Sonova Holding AG	11,992	3,921,959
UBS Group AG	391,181	12,150,702

		29,672,204

United Kingdom — 7.6%
Burberry Group PLC	194,798	3,513,560
Compass Group PLC	126,888	3,472,079
Diageo PLC	306,261	11,115,797
Intertek Group PLC	65,920	3,568,686
London Stock Exchange Group PLC	41,381	4,891,712
Reckitt Benckiser Group PLC	96,114	6,632,194
Rolls-Royce Holdings PLC*	1,503,689	5,735,626
Whitbread PLC	61,296	2,853,777
WPP PLC	327,945	3,132,494

		44,915,925

United States — 59.9%
3M Co	43,429	4,747,658
Abbott Laboratories	72,512	7,981,396
Accenture PLC (Class A Stock)	42,825	15,027,721
Alphabet, Inc. (Class A Stock)*	86,651	12,104,278
American Express Co.	42,757	8,010,096
Amphenol Corp. (Class A Stock)	47,227	4,681,613
Aon PLC (Class A Stock)	24,035	6,994,666
Aptiv PLC*	31,699	2,844,034
Boston Scientific Corp.*	169,233	9,783,360
Carrier Global Corp.(a)	31,130	1,788,419
Charles Schwab Corp. (The)	188,139	12,943,963
Cognizant Technology Solutions Corp. (Class A Stock)	81,495	6,155,317
Comcast Corp. (Class A Stock)	315,417	13,831,035
Cooper Cos., Inc. (The)	14,047	5,315,947
eBay, Inc.	85,913	3,747,525
Equifax, Inc.(a)	19,796	4,895,353
Experian PLC	150,090	6,122,972
Fidelity National Information Services, Inc.	76,545	4,598,058
Fiserv, Inc.*	44,063	5,853,329
Goldman Sachs Group, Inc. (The)	30,538	11,780,644
Honeywell International, Inc.	59,644	12,507,943
International Flavors & Fragrances, Inc.(a)	88,834	7,192,889
Liberty Broadband Corp. (Class C Stock)*	76,478	6,163,362
Linde PLC	38,440	15,787,692
Marriott International, Inc. (Class A Stock)	18,816	4,243,196
Medtronic PLC	169,084	13,929,140
Microchip Technology, Inc.(a)	38,879	3,506,108
Nestle SA	101,068	11,715,791
Omnicom Group, Inc.	18,464	1,597,321
Oracle Corp.	97,587	10,288,597
Otis Worldwide Corp.(a)	38,617	3,455,063
PayPal Holdings, Inc.*	26,663	1,637,375
PPG Industries, Inc.	43,089	6,443,960
Roche Holding AG	44,510	12,938,771

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
United States (cont’d.)
Schneider Electric SE	87,590	$17,632,406
Stryker Corp.	15,948	4,775,788
Thermo Fisher Scientific, Inc.	27,049	14,357,339
Union Pacific Corp.	31,154	7,652,045
United Parcel Service, Inc. (Class B Stock)	30,143	4,739,384
Visa, Inc. (Class A Stock)(a)	67,331	17,529,626
Walt Disney Co. (The)	68,621	6,195,790
Waters Corp.*(a)	25,055	8,248,858
Willis Towers Watson PLC	46,873	11,305,768

		353,051,596

TOTAL LONG-TERM INVESTMENTS (cost $433,728,783)		579,909,736

SHORT-TERM INVESTMENTS — 12.4%
AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wb)	7,987,755	7,987,755
PGIM Institutional Money Market Fund (cost $65,327,711; includes $65,077,272 of cash collateral for securities on loan)(b)(wb)	65,351,391	65,325,251

TOTAL SHORT-TERM INVESTMENTS (cost $73,315,466)		73,313,006

TOTAL INVESTMENTS—110.9% (cost $507,044,249)		653,222,742
Liabilities in excess of other assets — (10.9)%		(64,221,952)

NET ASSETS — 100.0%		$ 589,000,790

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $63,565,785; cash collateral of $65,077,272 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Austria	$—	$3,290,337	$—
Canada	20,550,499	—	—
Denmark	—	3,191,564	—
France	—	44,315,284	—
Germany	—	18,060,037	—
Israel	7,256,761	—	—
Japan	—	14,844,228	—
Mexico	1,644,992	—	—
Netherlands	—	15,253,792	—

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
South Korea	$—	$6,936,860	$—
Spain	—	10,256,252	—
Sweden	—	6,669,405	—
Switzerland	—	29,672,204	—
United Kingdom	—	44,915,925	—
United States	304,641,656	48,409,940	—
Short-Term Investments
Affiliated Mutual Funds	73,313,006	—	—

Total	$407,406,914	$245,815,828	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Affiliated Mutual Funds (11.0% represents investments purchased with collateral from securities on loan)	12.4%
Health Care Equipment & Supplies	9.9
Capital Markets	8.0
Chemicals	6.9
Beverages	5.5
Financial Services	5.1
Ground Transportation	4.8
Textiles, Apparel & Luxury Goods	4.8
Electrical Equipment	4.3
Media	4.1
Life Sciences Tools & Services	3.8
Pharmaceuticals	3.8
IT Services	3.5
Insurance	3.1
Software	2.9
Industrial Conglomerates	2.9
Food Products	2.9
Professional Services	2.7
Household Products	2.2
Interactive Media & Services	2.1

Hotels, Restaurants & Leisure	1.8%
Machinery	1.5
Aerospace & Defense	1.4
Consumer Finance	1.4
Technology Hardware, Storage & Peripherals	1.2
Entertainment	1.1
Transportation Infrastructure	1.0
Banks	0.9
Air Freight & Logistics	0.8
Electronic Equipment, Instruments & Components	0.8
Diversified Telecommunication Services	0.8
Broadline Retail	0.6
Semiconductors & Semiconductor Equipment	0.6
Trading Companies & Distributors	0.5
Automobile Components	0.5
Building Products	0.3

110.9
Liabilities in excess of other assets	(10.9)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$63,565,785	$(63,565,785)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $63,565,785:
Unaffiliated investments (cost $433,728,783)	$579,909,736
Affiliated investments (cost $73,315,466)	73,313,006
Foreign currency, at value (cost $135)	135
Tax reclaim receivable	1,519,412
Dividends receivable	434,186
Receivable for Portfolio shares sold	23,731
Receivable from affiliate	3,395
Prepaid expenses and other assets	5,791

Total Assets	655,209,392

LIABILITIES
Payable to broker for collateral for securities on loan	65,077,272
Accrued expenses and other liabilities	333,802
Payable to affiliate	325,243
Management fee payable	244,387
Payable for Portfolio shares purchased	202,347
Distribution fee payable	24,163
Affiliated transfer agent fee payable	707
Trustees’ fees payable	681

Total Liabilities	66,208,602

NET ASSETS	$589,000,790

Net assets were comprised of:
Partners’ Equity	$589,000,790

Net asset value and redemption price per share, $589,000,790 / 19,568,604 outstanding shares of beneficial interest	$30.10

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $846,137 foreign withholding tax, of which $9,496 is reimbursable by an affiliate)	$9,981,912
Affiliated dividend income	189,387
Income from securities lending, net (including affiliated income of $128,229)	129,020
Interest income	17,530

Total income	10,317,849

EXPENSES
Management fee	4,614,369
Distribution fee	1,395,190
Custodian and accounting fees	76,548
Professional fees	42,508
Audit fee	39,750
Trustees’ fees	17,660
Shareholders’ reports	13,136
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,851
Miscellaneous	39,927

Total expenses	6,247,939
Less: Fee waiver and/or expense reimbursement	(37,391)

Net expenses	6,210,548

NET INVESTMENT INCOME (LOSS)	4,107,301

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $5,338)	22,892,114
Foreign currency transactions	27,566

22,919,680

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(8,584))	45,870,822
Foreign currencies	42,913

45,913,735

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	68,833,415

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$72,940,716

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$4,107,301	$3,482,135
Net realized gain (loss) on investment and foreign currency transactions	22,919,680	46,182,404
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	45,913,735	(192,661,658)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	72,940,716	(142,997,119)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [2,347,649 and 2,746,278 shares, respectively]	66,636,251	72,652,828
Portfolio shares purchased [3,308,697 and 6,871,886 shares, respectively]	(92,505,033)	(181,212,141)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(25,868,782)	(108,559,313)

TOTAL INCREASE (DECREASE)	47,071,934	(251,556,432)
NET ASSETS:
Beginning of year	541,928,856	793,485,288

End of year	$589,000,790	$541,928,856

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$26.40	$32.18	$27.54	$24.12	$18.56

Income (Loss) From Investment Operations:
Net investment income (loss)	0.21	0.16	0.08	0.12	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.49	(5.94)	4.56	3.30	5.34

Total from investment operations	3.70	(5.78)	4.64	3.42	5.56

Capital Contributions	—	—	—	—	—	(b)(c)(d)

Net Asset Value, end of year	$30.10	$26.40	$32.18	$27.54	$24.12

Total Return(e)	14.02%	(17.96)%	16.85%	14.18%	29.96	%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$589	$542	$793	$749	$725
Average net assets (in millions)	$558	$615	$777	$642	$685
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.11%	1.11%	1.09%	1.12%	1.11%
Expenses before waivers and/or expense reimbursement	1.12%	1.12%	1.10%	1.13%	1.11%
Net investment income (loss)	0.74%	0.57%	0.28%	0.52%	1.03%
Portfolio turnover rate(h)	12%	9%	9%	32%	10%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST MID-CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 98.1%
COMMON STOCKS — 95.1%
Aerospace & Defense — 2.1%
HEICO Corp. (Class A Stock)	56,369	$8,029,200
Hexcel Corp.(a)	51,587	3,804,541
Howmet Aerospace, Inc.	123,439	6,680,519
TransDigm Group, Inc.	881	891,220

		19,405,480

Automobile Components — 0.3%
Aptiv PLC*	15,650	1,404,118
Fox Factory Holding Corp.*(a)	14,914	1,006,397

		2,410,515

Automobiles — 0.2%
Thor Industries, Inc.(a)	11,702	1,383,762

Beverages — 0.6%
Brown-Forman Corp. (Class B Stock)	61,367	3,504,055
Celsius Holdings, Inc.*(a)	19,840	1,081,677
Constellation Brands, Inc. (Class A Stock)	5,724	1,383,777

		5,969,509

Biotechnology — 3.0%
Alnylam Pharmaceuticals, Inc.*(a)	14,248	2,727,210
Amicus Therapeutics, Inc.*	79,161	1,123,294
Apellis Pharmaceuticals, Inc.*(a)	18,151	1,086,519
Argenx SE (Netherlands), ADR*	7,981	3,036,212
Ascendis Pharma A/S (Denmark), ADR*(a)	34,460	4,340,237
Exact Sciences Corp.*	36,855	2,726,533
Exelixis, Inc.*	82,524	1,979,751
Ionis Pharmaceuticals, Inc.*(a)	38,530	1,949,233
Legend Biotech Corp., ADR*	62,744	3,775,306
Natera, Inc.*	42,101	2,637,207
Neurocrine Biosciences, Inc.*	17,183	2,264,032

		27,645,534

Building Products — 2.1%
A.O. Smith Corp.	48,341	3,985,232
AZEK Co., Inc. (The)*	43,197	1,652,285
Carlisle Cos., Inc.	9,300	2,905,599
Simpson Manufacturing Co., Inc.	7,849	1,553,945
Trane Technologies PLC	22,147	5,401,654
Trex Co., Inc.*	50,633	4,191,906

		19,690,621

Capital Markets — 5.5%
Ares Management Corp. (Class A Stock)(a)	29,764	3,539,535
Blue Owl Capital, Inc.	69,156	1,030,424
FactSet Research Systems, Inc.	15,290	7,294,094
Interactive Brokers Group, Inc. (Class A Stock)	53,305	4,418,985
KKR & Co., Inc.	42,371	3,510,437
LPL Financial Holdings, Inc.	14,784	3,365,134
MarketAxess Holdings, Inc.(a)	23,325	6,830,726
Moody’s Corp.	5,837	2,279,699
Morningstar, Inc.	8,814	2,522,919
MSCI, Inc.	13,023	7,366,460

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (cont’d.)
Nasdaq, Inc.	10,090	$586,633
Raymond James Financial, Inc.(a)	17,484	1,949,466
TPG, Inc.(a)	90,880	3,923,290
Tradeweb Markets, Inc. (Class A Stock)	25,795	2,344,250

		50,962,052

Chemicals — 0.2%
RPM International, Inc.	18,800	2,098,644

Commercial Services & Supplies — 4.0%
Cintas Corp.	14,932	8,998,919
Copart, Inc.*	296,466	14,526,834
GFL Environmental, Inc. (Canada)(a)	113,266	3,908,810
MSA Safety, Inc.	9,770	1,649,469
Rollins, Inc.	60,323	2,634,305
Waste Connections, Inc.	36,287	5,416,561

		37,134,898

Communications Equipment — 0.3%
Arista Networks, Inc.*	12,390	2,917,969

Construction & Engineering — 1.3%
AECOM	22,733	2,101,211
EMCOR Group, Inc.	10,450	2,251,244
Quanta Services, Inc.(a)	22,569	4,870,390
WillScot Mobile Mini Holdings Corp.*	60,976	2,713,432

		11,936,277

Construction Materials — 1.2%
Martin Marietta Materials, Inc.	14,116	7,042,614
Vulcan Materials Co.	17,845	4,050,993

		11,093,607

Consumer Staples Distribution & Retail — 0.5%
BJ’s Wholesale Club Holdings, Inc.*	48,275	3,218,011
Casey’s General Stores, Inc.	4,582	1,258,859

		4,476,870

Distributors — 1.2%
Pool Corp.(a)	27,130	10,817,002

Diversified Consumer Services — 0.5%
Bright Horizons Family Solutions, Inc.*(a)	44,852	4,226,852

Electrical Equipment — 2.4%
AMETEK, Inc.	60,747	10,016,573
Generac Holdings, Inc.*(a)	31,456	4,065,374
Hubbell, Inc.	9,371	3,082,403
nVent Electric PLC.	16,581	979,771
Rockwell Automation, Inc.	12,859	3,992,462

		22,136,583

Electronic Equipment, Instruments & Components — 3.7%
Amphenol Corp. (Class A Stock)	72,937	7,230,245
Coherent Corp.*	71,529	3,113,657
Jabil, Inc.	22,082	2,813,247
Keysight Technologies, Inc.*	32,015	5,093,266
Littelfuse, Inc.	15,996	4,279,890
Novanta, Inc.*(a)	20,365	3,429,670
Teledyne Technologies, Inc.*	4,075	1,818,632

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST MID-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (cont’d.)
Trimble, Inc.*(a)	65,510	$3,485,132
Zebra Technologies Corp. (Class A Stock)*	9,195	2,513,269

		33,777,008

Energy Equipment & Services — 0.3%
TechnipFMC PLC (United Kingdom)	117,103	2,358,454

Entertainment — 1.3%
Electronic Arts, Inc.	3,344	457,493
Spotify Technology SA*	13,698	2,573,991
Take-Two Interactive Software, Inc.*	54,891	8,834,706
Warner Music Group Corp. (Class A Stock)	12,643	452,493

		12,318,683

Financial Services — 0.9%
FleetCor Technologies, Inc.*	4,888	1,381,398
Global Payments, Inc.	8,742	1,110,234
Remitly Global, Inc.*	82,717	1,606,364
Rocket Cos., Inc. (Class A Stock)*(a)	94,288	1,365,290
WEX, Inc.*	12,770	2,484,404

		7,947,690

Ground Transportation — 1.2%
J.B. Hunt Transport Services, Inc.	11,888	2,374,509
Old Dominion Freight Line, Inc.	9,653	3,912,650
Saia, Inc.*	4,300	1,884,346
Uber Technologies, Inc.*	42,498	2,616,602

		10,788,107

Health Care Equipment & Supplies — 7.6%
Align Technology, Inc.*(a)	19,928	5,460,272
Cooper Cos., Inc. (The)	15,271	5,779,157
Dexcom, Inc.*(a)	156,195	19,382,238
Edwards Lifesciences Corp.*	44,714	3,409,443
Envista Holdings Corp.*	125,042	3,008,511
GE HealthCare Technologies, Inc.	32,726	2,530,374
IDEXX Laboratories, Inc.*	25,708	14,269,226
Inspire Medical Systems, Inc.*	18,931	3,851,133
Intuitive Surgical, Inc.*	14,784	4,987,530
Masimo Corp.*	7,178	841,333
ResMed, Inc.(a)	6,401	1,101,100
Shockwave Medical, Inc.*(a)	14,788	2,818,001
STERIS PLC	14,754	3,243,667

		70,681,985

Health Care Providers & Services — 2.3%
Acadia Healthcare Co., Inc.*	27,096	2,106,985
Cencora, Inc.	23,625	4,852,103
Centene Corp.*	33,701	2,500,951
Chemed Corp.(a)	9,558	5,589,040
Encompass Health Corp.	46,200	3,082,464
Henry Schein, Inc.*(a)	5,986	453,200
McKesson Corp.	5,438	2,517,685

		21,102,428

Health Care Technology — 1.1%
Veeva Systems, Inc. (Class A Stock)*	52,926	10,189,314

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure — 3.1%
Chipotle Mexican Grill, Inc.*	1,760	$4,025,050
Domino’s Pizza, Inc.	8,725	3,596,707
DoorDash, Inc. (Class A Stock)*	40,377	3,992,881
DraftKings, Inc. (Class A Stock)*	40,188	1,416,627
Hilton Worldwide Holdings, Inc.	18,400	3,350,456
Hyatt Hotels Corp. (Class A Stock)	18,718	2,441,014
Las Vegas Sands Corp.	41,836	2,058,750
Red Rock Resorts, Inc. (Class A Stock)(a)	21,379	1,140,142
Royal Caribbean Cruises Ltd.*	12,017	1,556,081
Vail Resorts, Inc.(a)	17,313	3,695,806
Wingstop, Inc.	3,843	986,037

		28,259,551

Household Durables — 0.3%
Garmin Ltd.(a)	13,316	1,711,639
Helen of Troy Ltd.*(a)	7,656	924,921

		2,636,560

Household Products — 0.2%
Church & Dwight Co., Inc.(a)	23,397	2,212,420

Insurance — 1.5%
Arthur J. Gallagher & Co.(a)	29,360	6,602,477
Brown & Brown, Inc.	25,175	1,790,194
Kinsale Capital Group, Inc.	4,952	1,658,474
RenaissanceRe Holdings Ltd. (Bermuda)	19,635	3,848,460

		13,899,605

Interactive Media & Services — 1.6%
Bumble, Inc. (Class A Stock)*	10,984	161,904
IAC, Inc.*	41,550	2,176,389
Match Group, Inc.*	13,670	498,955
Pinterest, Inc. (Class A Stock)*	325,718	12,064,595

		14,901,843

IT Services — 2.5%
Gartner, Inc.*	27,595	12,448,380
Globant SA*	11,256	2,678,703
MongoDB, Inc.*	15,373	6,285,251
Snowflake, Inc. (Class A Stock)*	9,613	1,912,987

		23,325,321

Leisure Products — 0.3%
Brunswick Corp.	31,575	3,054,881

Life Sciences Tools & Services — 5.7%
10X Genomics, Inc. (Class A Stock)*(a)	17,464	977,285
Agilent Technologies, Inc.	82,491	11,468,724
Bio-Techne Corp.(a)	59,167	4,565,326
Bruker Corp.	32,845	2,413,451
Charles River Laboratories
International, Inc.*(a)	1,300	307,320
ICON PLC*	19,820	5,610,447
IQVIA Holdings, Inc.*	16,774	3,881,168
Mettler-Toledo International, Inc.*	4,134	5,014,377
Repligen Corp.*(a)	38,054	6,842,109
Stevanato Group SpA (Italy)(a)	80,600	2,199,574
Waters Corp.*(a)	2,366	778,958

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST MID-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services (cont’d.)
West Pharmaceutical Services, Inc.	24,504	$8,628,349

		52,687,088

Machinery — 2.0%
Ingersoll Rand, Inc.	56,175	4,344,575
ITT, Inc.	28,347	3,382,364
Lincoln Electric Holdings, Inc.(a)	16,153	3,512,631
Nordson Corp.	6,620	1,748,739
Westinghouse Air Brake Technologies Corp.	39,506	5,013,312

		18,001,621

Media — 1.0%
Trade Desk, Inc. (The) (Class A Stock)*.	130,744	9,408,338

Metals & Mining — 0.1%
Freeport-McMoRan, Inc.	22,677	965,360

Oil, Gas & Consumable Fuels — 1.9%
Cheniere Energy, Inc.	59,558	10,167,146
Chesapeake Energy Corp.(a)	22,633	1,741,383
Diamondback Energy, Inc.	9,439	1,463,800
EOG Resources, Inc.	18,015	2,178,915
Pioneer Natural Resources Co.	9,940	2,235,307

		17,786,551

Personal Care Products — 0.2%
elf Beauty, Inc.*	11,366	1,640,568
Oddity Tech Ltd. (Israel) (Class A Stock)*(a)	10,145	472,047

		2,112,615

Pharmaceuticals — 0.1%
Royalty Pharma PLC (Class A Stock)	48,149	1,352,505

Professional Services — 2.9%
Booz Allen Hamilton Holding Corp.	28,342	3,625,225
Dun & Bradstreet Holdings, Inc.	41,109	480,975
Equifax, Inc.(a)	13,577	3,357,457
Paycom Software, Inc.	15,547	3,213,876
Paylocity Holding Corp.*(a)	11,685	1,926,272
TransUnion	19,922	1,368,841
Verisk Analytics, Inc.	39,785	9,503,045
Wolters Kluwer NV (Netherlands)	23,704	3,372,356

		26,848,047

Real Estate Management & Development — 1.9%
CoStar Group, Inc.*	200,253	17,500,110

Semiconductors & Semiconductor Equipment — 6.6%
Allegro MicroSystems, Inc. (Japan)*	14,819	448,571
ASM International NV (Netherlands)	6,422	3,342,488
Entegris, Inc.	24,841	2,976,449
Lam Research Corp.	3,110	2,435,939
Lattice Semiconductor Corp.*	38,924	2,685,367
Marvell Technology, Inc.	58,853	3,549,424
Microchip Technology, Inc.(a)	92,229	8,317,211
Monolithic Power Systems, Inc.(a)	30,518	19,250,144
ON Semiconductor Corp.*(a)	18,637	1,556,749
Rambus, Inc.*	28,147	1,921,033
Teradyne, Inc.(a)	79,003	8,573,405

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
Universal Display Corp.	33,041	$6,319,422

		61,376,202

Software — 12.3%
ANSYS, Inc.*	3,835	1,391,645
Aspen Technology, Inc.*(a)	8,450	1,860,268
Autodesk, Inc.*	5,939	1,446,028
Bentley Systems, Inc. (Class B Stock)(a)	57,950	3,023,831
Cadence Design Systems, Inc.*	22,288	6,070,583
Confluent, Inc. (Class A Stock)*(a)	83,901	1,963,283
Constellation Software, Inc. (Canada)	1,402	3,476,056
Crowdstrike Holdings, Inc. (Class A Stock)*	64,825	16,551,119
CyberArk Software Ltd.*	13,060	2,860,793
Datadog, Inc. (Class A Stock)*	31,691	3,846,654
DocuSign, Inc.*	26,838	1,595,519
DoubleVerify Holdings, Inc.*	72,517	2,667,175
Elastic NV*	35,945	4,051,001
Guidewire Software, Inc.*	5,042	549,780
HashiCorp, Inc. (Class A Stock)*	89,400	2,113,416
HubSpot, Inc.*	22,036	12,792,779
Nice Ltd. (Israel), ADR*(a)	16,755	3,342,790
Palo Alto Networks, Inc.*	23,535	6,940,001
Procore Technologies, Inc.*	31,810	2,201,888
Samsara, Inc. (Class A Stock)*(a)	28,450	949,661
ServiceNow, Inc.*	4,207	2,972,203
Smartsheet, Inc. (Class A Stock)*	57,026	2,726,983
Synopsys, Inc.*	16,383	8,435,771
Tyler Technologies, Inc.*	23,792	9,947,911
Workday, Inc. (Class A Stock)*	21,168	5,843,638
Workiva, Inc.*	30,964	3,143,775
Zoom Video Communications, Inc. (Class A Stock)*	19,143	1,376,573

		114,141,124

Specialized REITs — 0.1%
SBA Communications Corp.	2,725	691,305

Specialty Retail — 4.6%
AutoZone, Inc.*	571	1,476,383
Burlington Stores, Inc.*	7,574	1,472,992
Five Below, Inc.*	12,269	2,615,260
Floor & Decor Holdings, Inc. (Class A Stock)*(a)	91,060	10,158,654
National Vision Holdings, Inc.*(a)	75,029	1,570,357
O’Reilly Automotive, Inc.*	8,665	8,232,443
Ross Stores, Inc.	75,339	10,426,164
Tractor Supply Co.(a)	22,127	4,757,969
Ulta Beauty, Inc.*	3,272	1,603,247

		42,313,469

Textiles, Apparel & Luxury Goods — 1.5%
Levi Strauss & Co. (Class A Stock)(a)	151,366	2,503,594
Lululemon Athletica, Inc.*	15,155	7,748,600
On Holding AG (Switzerland) (Class A Stock)*(a)	126,149	3,402,238

		13,654,432

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST MID-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Trading Companies & Distributors — 0.9%
Air Lease Corp.	42,808	$1,795,367
Fastenal Co.(a)	66,293	4,293,798
Watsco, Inc.(a)	5,800	2,485,126

		8,574,291

TOTAL COMMON STOCKS (cost $723,240,892)		879,173,083

UNAFFILIATED EXCHANGE-TRADED FUNDS — 3.0%
iShares Core S&P Mid-Cap ETF	7,171	1,987,443
iShares Russell Mid-Cap Growth ETF	108,456	11,329,314
Vanguard Mid-Cap Growth ETF	65,036	14,279,954

TOTAL UNAFFILIATED EXCHANGE-TRADED FUNDS (cost $29,072,897)		27,596,711

	Units
WARRANTS* — 0.0%
Software
Constellation Software, Inc. (Canada), expiring 03/31/40^	1,381	5,787

(cost $0)

TOTAL LONG-TERM INVESTMENTS (cost $752,313,789)		906,775,581

	Shares
SHORT-TERM INVESTMENTS — 19.1%
AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wb)	21,347,406	21,347,406

	Shares	Value
AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $155,680,217; includes $155,008,096 of cash collateral for securities on loan)(b)(wb)	155,735,675	$155,673,381

TOTAL SHORT-TERM INVESTMENTS (cost $177,027,623)		177,020,787

TOTAL INVESTMENTS—117.2% (cost $929,341,412)		1,083,796,368
Liabilities in excess of other assets — (17.2)%		(159,288,387)

NET ASSETS — 100.0%		$924,507,981

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $5,787 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $150,234,075; cash collateral of $155,008,096 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$19,405,480	$—	$ —
Automobile Components	2,410,515	—	—
Automobiles	1,383,762	—	—
Beverages	5,969,509	—	—
Biotechnology	27,645,534	—	—
Building Products	19,690,621	—	—
Capital Markets	50,962,052	—	—
Chemicals	2,098,644	—	—
Commercial Services & Supplies	37,134,898	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST MID-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Communications Equipment	$2,917,969	$—	$ —
Construction & Engineering	11,936,277	—	—
Construction Materials	11,093,607	—	—
Consumer Staples Distribution & Retail	4,476,870	—	—
Distributors	10,817,002	—	—
Diversified Consumer Services	4,226,852	—	—
Electrical Equipment	22,136,583	—	—
Electronic Equipment, Instruments & Components	33,777,008	—	—
Energy Equipment & Services	2,358,454	—	—
Entertainment	12,318,683	—	—
Financial Services	7,947,690	—	—
Ground Transportation	10,788,107	—	—
Health Care Equipment & Supplies	70,681,985	—	—
Health Care Providers & Services	21,102,428	—	—
Health Care Technology	10,189,314	—	—
Hotels, Restaurants & Leisure	28,259,551	—	—
Household Durables	2,636,560	—	—
Household Products	2,212,420	—	—
Insurance	13,899,605	—	—
Interactive Media & Services	14,901,843	—	—
IT Services	23,325,321	—	—
Leisure Products	3,054,881	—	—
Life Sciences Tools & Services	52,687,088	—	—
Machinery	18,001,621	—	—
Media	9,408,338	—	—
Metals & Mining	965,360	—	—
Oil, Gas & Consumable Fuels	17,786,551	—	—
Personal Care Products	2,112,615	—	—
Pharmaceuticals	1,352,505	—	—
Professional Services	23,475,691	3,372,356	—
Real Estate Management & Development	17,500,110	—	—
Semiconductors & Semiconductor Equipment	58,033,714	3,342,488	—
Software	114,141,124	—	—
Specialized REITs	691,305	—	—
Specialty Retail	42,313,469	—	—
Textiles, Apparel & Luxury Goods	13,654,432	—	—
Trading Companies & Distributors	8,574,291	—	—
Unaffiliated Exchange-Traded Funds	27,596,711	—	—
Warrants
Software	—	—	5,787
Short-Term Investments
Affiliated Mutual Funds	177,020,787	—	—

Total	$1,077,075,737	$6,714,844	$5,787

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Affiliated Mutual Funds (16.8% represents investments purchased with collateral from securities on loan)	19.1%
Software	12.3
Health Care Equipment & Supplies	7.6
Semiconductors & Semiconductor Equipment	6.6
Life Sciences Tools & Services	5.7
Capital Markets	5.5

Specialty Retail	4.6%
Commercial Services & Supplies	4.0
Electronic Equipment, Instruments & Components	3.7
Hotels, Restaurants & Leisure	3.1
Biotechnology	3.0
Unaffiliated Exchange-Traded Funds	3.0
Professional Services	2.9

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST MID-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Industry Classification (continued):

IT Services	2.5%
Electrical Equipment	2.4
Health Care Providers & Services	2.3
Building Products	2.1
Aerospace & Defense	2.1
Machinery	2.0
Oil, Gas & Consumable Fuels	1.9
Real Estate Management & Development	1.9
Interactive Media & Services	1.6
Insurance	1.5
Textiles, Apparel & Luxury Goods	1.5
Entertainment	1.3
Construction & Engineering	1.3
Construction Materials	1.2
Distributors	1.2
Ground Transportation	1.2
Health Care Technology	1.1
Media	1.0
Trading Companies & Distributors	0.9
Financial Services	0.9

Beverages	0.6%
Consumer Staples Distribution & Retail	0.5
Diversified Consumer Services	0.5
Leisure Products	0.3
Communications Equipment	0.3
Household Durables	0.3
Automobile Components	0.3
Energy Equipment & Services	0.3
Household Products	0.2
Personal Care Products	0.2
Chemicals	0.2
Automobiles	0.2
Pharmaceuticals	0.1
Metals & Mining	0.1
Specialized REITs	0.1

117.2
Liabilities in excess of other assets	(17.2)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$150,234,075	$(150,234,075)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST MID-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $150,234,075:
Unaffiliated investments (cost $752,313,789)	$906,775,581
Affiliated investments (cost $177,027,623)	177,020,787
Foreign currency, at value (cost $8)	8
Receivable for investments sold	467,896
Dividends receivable	171,094
Tax reclaim receivable	112,364
Receivable for Portfolio shares sold	93,357
Prepaid expenses	9,613

Total Assets	1,084,650,700

LIABILITIES
Payable to broker for collateral for securities on loan	155,008,096
Payable for Portfolio shares purchased	3,570,180
Accrued expenses and other liabilities	726,364
Payable for investments purchased	453,002
Management fee payable	309,983
Distribution fee payable	38,280
Payable to affiliate	35,316
Trustees’ fees payable	791
Affiliated transfer agent fee payable	707

Total Liabilities	160,142,719

NET ASSETS	$924,507,981

Net assets were comprised of:
Partners’ Equity	$924,507,981

Net asset value and redemption price per share, $924,507,981 / 62,775,788 outstanding shares of beneficial interest	$14.73

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $42,242 foreign withholding tax, of which $773 is reimbursable by an affiliate)	$5,128,099
Affiliated dividend income	484,099
Income from securities lending, net (including affiliated income of $226,333)	228,387
Interest income	16,056

Total income	5,856,641

EXPENSES
Management fee	7,030,363
Distribution fee	2,141,858
Custodian and accounting fees	175,689
Professional fees	37,478
Audit fee	29,150
Trustees’ fees	22,720
Shareholders’ reports	13,534
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,850
Miscellaneous	37,691

Total expenses	9,497,333
Less: Fee waiver and/or expense reimbursement	(499,783)

Net expenses	8,997,550

NET INVESTMENT INCOME (LOSS)	(3,140,909)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(522))	9,923,599
Foreign currency transactions	(829)

9,922,770

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(6,495))	163,108,252
Foreign currencies	434

163,108,686

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	173,031,456

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$169,890,547

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(3,140,909)	$(4,247,235)
Net realized gain (loss) on investment and foreign currency transactions	9,922,770	(54,373,709)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	163,108,686	(358,678,591)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	169,890,547	(417,299,535)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [7,939,369 and 13,344,780 shares, respectively]	105,303,447	172,718,921
Portfolio shares purchased [12,025,833 and 23,436,199 shares, respectively]	(158,515,403)	(293,164,206)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(53,211,956)	(120,445,285)

TOTAL INCREASE (DECREASE)	116,678,591	(537,744,820)
NET ASSETS:
Beginning of year	807,829,390	1,345,574,210

End of year	$924,507,981	$807,829,390

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST MID-CAP GROWTH PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.08	$17.49	$15.83	$11.74	$9.02

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.05)	(0.06)	(0.13)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.70	(5.35)	1.79	4.15	2.75

Total from investment operations	2.65	(5.41)	1.66	4.09	2.72

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$14.73	$12.08	$17.49	$15.83	$11.74

Total Return(d)	21.94%	(30.93)%	10.49%	34.84%	30.16	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$925	$808	$1,346	$1,603	$1,417
Average net assets (in millions)	$857	$964	$1,458	$1,340	$1,378
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	1.05%	1.05%	1.05%	1.04%	1.00%
Expenses before waivers and/or expense reimbursement	1.11%	1.10%	1.08%	1.09%	1.08%
Net investment income (loss)	(0.37)%	(0.44)%	(0.79)%	(0.49)%	(0.30)%
Portfolio turnover rate(g)	42%	115%	50%	78%	125%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST MID-CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 98.1%
COMMON STOCKS — 94.5%
Aerospace & Defense — 1.3%
Howmet Aerospace, Inc.	51,350	$2,779,062
L3Harris Technologies, Inc.	9,617	2,025,533
Textron, Inc.	45,500	3,659,110

		8,463,705

Automobile Components — 2.1%
Aptiv PLC*	48,489	4,350,433
BorgWarner, Inc.(a)	81,800	2,932,530
Gentex Corp.(a)	107,230	3,502,132
Goodyear Tire & Rubber Co. (The)*(a)	147,691	2,114,935

		12,900,030

Banks — 4.4%
Cadence Bank	110,462	3,268,570
Columbia Banking System, Inc.	57,468	1,533,246
East West Bancorp, Inc.	28,826	2,074,031
Huntington Bancshares, Inc.	125,350	1,594,452
M&T Bank Corp.	41,722	5,719,252
New York Community Bancorp, Inc.(a)	351,920	3,600,142
Prosperity Bancshares, Inc.(a)	61,596	4,171,897
Regions Financial Corp.	103,594	2,007,652
SouthState Corp.(a)	48,009	4,054,360

		28,023,602

Beverages — 0.3%
Coca-Cola Europacific Partners PLC (United Kingdom)	28,608	1,909,298

Biotechnology — 0.2%
Biogen, Inc.*	5,639	1,459,204

Building Products — 2.7%
Allegion PLC(a)	12,427	1,574,377
Builders FirstSource, Inc.*	20,852	3,481,033
Carrier Global Corp.(a)	34,600	1,987,770
Fortune Brands Innovations, Inc.	47,894	3,646,649
Johnson Controls International PLC	43,125	2,485,725
Masco Corp.	33,320	2,231,773
Owens Corning	9,000	1,334,070

		16,741,397

Capital Markets — 2.6%
Bank of New York Mellon Corp. (The)	63,900	3,325,995
Cboe Global Markets, Inc.	6,802	1,214,565
Evercore, Inc. (Class A Stock)	13,896	2,376,911
Northern Trust Corp.(a)	29,532	2,491,910
Raymond James Financial, Inc.(a)	25,661	2,861,201
T. Rowe Price Group, Inc.	23,650	2,546,869
TPG, Inc.	35,837	1,547,083

		16,364,534

Chemicals — 5.2%
Ashland, Inc.	21,992	1,854,146
Axalta Coating Systems Ltd.*	48,400	1,644,148
Celanese Corp.(a)	20,042	3,113,926
Corteva, Inc.	48,557	2,326,851
Dow, Inc.	24,154	1,324,605
DuPont de Nemours, Inc.	34,208	2,631,621
Eastman Chemical Co.	29,255	2,627,684

	Shares	Value
COMMON STOCKS (continued)
Chemicals (cont’d.)
FMC Corp.	51,647	$3,256,343
Huntsman Corp.	117,388	2,949,961
Ingevity Corp.*	61,961	2,925,798
International Flavors & Fragrances, Inc.(a)	20,601	1,668,063
RPM International, Inc.	25,825	2,882,845
Westlake Corp.(a)	24,200	3,387,032

		32,593,023

Commercial Services & Supplies — 1.0%
GFL Environmental, Inc. (Canada)(a)	48,561	1,675,840
Republic Services, Inc.	27,077	4,465,268

		6,141,108

Communications Equipment — 1.7%
F5, Inc.*	18,442	3,300,749
Lumentum Holdings, Inc.*(a)	59,891	3,139,486
Motorola Solutions, Inc.	13,360	4,182,883

		10,623,118

Construction & Engineering — 0.3%
Quanta Services, Inc.(a)	9,030	1,948,674

Construction Materials — 0.3%
Vulcan Materials Co.	9,011	2,045,587

Consumer Finance — 0.6%
Discover Financial Services	14,067	1,581,131
SLM Corp.	107,006	2,045,955

		3,627,086

Consumer Staples Distribution & Retail — 2.6%
Albertson’s Cos., Inc. (Class A Stock)	69,439	1,597,097
BJ’s Wholesale Club Holdings, Inc.*	51,081	3,405,060
Dollar General Corp.	11,252	1,529,709
Sysco Corp.	25,100	1,835,563
US Foods Holding Corp.*	169,463	7,695,315

		16,062,744

Containers & Packaging — 3.6%
AptarGroup, Inc.	14,500	1,792,490
Avery Dennison Corp.	24,932	5,040,253
Berry Global Group, Inc.	34,559	2,328,931
Crown Holdings, Inc.	63,404	5,838,874
Graphic Packaging Holding Co.(a)	100,162	2,468,993
Packaging Corp. of America	22,100	3,600,311
Westrock Co.	40,457	1,679,775

		22,749,627

Distributors — 0.5%
LKQ Corp.	65,352	3,123,172

Diversified REITs — 0.3%
WP Carey, Inc.	30,347	1,966,789

Electric Utilities — 2.7%
Alliant Energy Corp.	99,649	5,111,994
Edison International	21,217	1,516,803
Eversource Energy	21,177	1,307,045
PG&E Corp.	194,043	3,498,595
Pinnacle West Capital Corp.	25,081	1,801,819

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST MID-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities (cont’d.)
Xcel Energy, Inc.	59,400	$3,677,454

		16,913,710

Electrical Equipment — 1.1%
Eaton Corp. PLC	9,633	2,319,819
Hubbell, Inc.	4,025	1,323,943
Regal Rexnord Corp.	14,533	2,151,175
Sensata Technologies Holding PLC	35,525	1,334,674

		7,129,611

Electronic Equipment, Instruments & Components — 3.2%
Amphenol Corp. (Class A Stock)	30,400	3,013,552
Corning, Inc.	49,795	1,516,258
Flex Ltd.*	322,724	9,830,173
TE Connectivity Ltd.	13,659	1,919,089
Zebra Technologies Corp. (Class A Stock)*	14,148	3,867,073

		20,146,145

Energy Equipment & Services — 0.4%
Halliburton Co.	40,302	1,456,917
TechnipFMC PLC (United Kingdom)	50,162	1,010,263

		2,467,180

Entertainment — 0.2%
Electronic Arts, Inc.	10,832	1,481,926

Financial Services — 2.3%
Corebridge Financial, Inc.	77,680	1,682,549
Equitable Holdings, Inc.	84,839	2,825,139
Global Payments, Inc.	37,982	4,823,714
Voya Financial, Inc.(a)	74,110	5,407,065

		14,738,467

Food Products — 0.8%
General Mills, Inc.	18,395	1,198,250
Ingredion, Inc.	23,317	2,530,594
Tyson Foods, Inc. (Class A Stock)	20,900	1,123,375

		4,852,219

Gas Utilities — 0.2%
Atmos Energy Corp.	12,264	1,421,398

Ground Transportation — 3.0%
Avis Budget Group, Inc.(a)	4,220	748,037
J.B. Hunt Transport Services, Inc	25,219	5,037,243
Knight-Swift Transportation Holdings, Inc.	124,723	7,190,281
Landstar System, Inc.	11,400	2,207,610
Norfolk Southern Corp.	6,721	1,588,710
XPO, Inc.*	22,502	1,970,950

		18,742,831

Health Care Equipment & Supplies — 3.3%
Cooper Cos., Inc. (The)	7,900	2,989,676
DENTSPLY SIRONA, Inc.	102,610	3,651,890
Hologic, Inc.*	39,425	2,816,916
Integra LifeSciences Holdings Corp.*	75,768	3,299,697
STERIS PLC	8,299	1,824,535
Teleflex, Inc.	5,665	1,412,511

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (cont’d.)
Zimmer Biomet Holdings, Inc.	38,110	$4,637,987

		20,633,212

Health Care Providers & Services — 1.8%
Cencora, Inc.	15,660	3,216,251
Laboratory Corp. of America Holdings(a)	6,271	1,425,336
Quest Diagnostics, Inc.	28,000	3,860,640
Universal Health Services, Inc. (Class B Stock)	16,444	2,506,723

		11,008,950

Hotel & Resort REITs — 0.3%
Host Hotels & Resorts, Inc.(a)	84,878	1,652,575

Hotels, Restaurants & Leisure — 3.3%
Aramark	65,360	1,836,616
Darden Restaurants, Inc.(a)	18,100	2,973,830
Denny’s Corp.*	227,082	2,470,652
Hilton Worldwide Holdings, Inc.	12,400	2,257,916
Hyatt Hotels Corp. (Class A Stock)	12,637	1,647,991
International Game Technology PLC(a)	56,425	1,546,609
Wendy’s Co. (The)	91,360	1,779,693
Wyndham Hotels & Resorts, Inc.	38,586	3,102,701
Yum! Brands, Inc.	25,000	3,266,500

		20,882,508

Household Durables — 0.7%
Newell Brands, Inc.	113,966	989,225
Toll Brothers, Inc.	34,157	3,510,998

		4,500,223

Independent Power & Renewable Electricity Producers — 0.3%
AES Corp. (The)	97,030	1,867,828

Industrial REITs — 0.2%
STAG Industrial, Inc.(a)	38,115	1,496,395

Insurance — 7.5%
Aegon Ltd. (Netherlands)	608,502	3,504,972
American Financial Group, Inc.	30,600	3,638,034
American International Group, Inc.	29,606	2,005,806
Arthur J. Gallagher & Co.(a)	12,501	2,811,225
Assurant, Inc.	14,542	2,450,182
Everest Group Ltd.	4,539	1,604,900
Fidelity National Financial, Inc.	28,000	1,428,560
Hanover Insurance Group, Inc. (The)	36,400	4,419,688
Hartford Financial Services Group, Inc. (The)	90,290	7,257,510
Kemper Corp.	100,253	4,879,313
Old Republic International Corp.	112,500	3,307,500
Progressive Corp. (The)	9,000	1,433,520
W.R. Berkley Corp.	43,300	3,062,176
Willis Towers Watson PLC	22,056	5,319,907

		47,123,293

Interactive Media & Services — 0.3%
Cargurus, Inc.*	80,551	1,946,112

Leisure Products — 0.6%
Brunswick Corp.	24,219	2,343,188

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST MID-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Leisure Products (cont’d.)
Mattel, Inc.*	83,409	$1,574,762

		3,917,950

Life Sciences Tools & Services — 1.5%
Agilent Technologies, Inc.	31,191	4,336,485
ICON PLC*	13,845	3,919,104
Maravai LifeSciences Holdings, Inc. (Class A Stock)*	27,940	183,007
Revvity, Inc.	9,840	1,075,610

		9,514,206

Machinery — 5.1%
AGCO Corp.	32,621	3,960,516
Ingersoll Rand, Inc.	28,723	2,221,437
ITT, Inc.	17,985	2,145,970
John Bean Technologies Corp.	22,689	2,256,421
Lincoln Electric Holdings, Inc.(a)	7,100	1,543,966
Middleby Corp. (The)*	49,085	7,223,839
PACCAR, Inc.	20,857	2,036,686
Parker-Hannifin Corp.	3,250	1,497,275
Stanley Black & Decker, Inc.	16,052	1,574,701
Toro Co. (The)	24,000	2,303,760
Westinghouse Air Brake Technologies Corp.	25,101	3,185,317
Xylem, Inc.	19,500	2,230,020

		32,179,908

Media — 0.2%
Liberty Broadband Corp. (Class C Stock)*	15,857	1,277,916

Metals & Mining — 0.4%
Franco-Nevada Corp. (Canada)	22,250	2,465,523

Multi-Utilities — 1.3%
CenterPoint Energy, Inc.	62,760	1,793,053
CMS Energy Corp.	39,682	2,304,334
Public Service Enterprise Group, Inc.(a)	37,540	2,295,571
Sempra	26,653	1,991,779

		8,384,737

Office REITs — 0.6%
Alexandria Real Estate Equities, Inc.	29,800	3,777,746

Oil, Gas & Consumable Fuels — 4.5%
Chesapeake Energy Corp.(a)	26,115	2,009,288
Coterra Energy, Inc.	131,300	3,350,776
Devon Energy Corp.	57,700	2,613,810
Diamondback Energy, Inc.	35,518	5,508,131
Hess Corp.	22,482	3,241,005
Marathon Oil Corp.	107,875	2,606,260
Permian Resources Corp.	80,113	1,089,537
Pioneer Natural Resources Co	8,194	1,842,667
Plains GP Holdings LP (Class A Stock)*(a)	112,651	1,796,784
Targa Resources Corp.	25,851	2,245,676
Valero Energy Corp.	14,920	1,939,600

		28,243,534

	Shares	Value
COMMON STOCKS (continued)
Passenger Airlines — 0.7%
Alaska Air Group, Inc.*	81,757	$3,194,246
Delta Air Lines, Inc.	36,652	1,474,510

		4,668,756

Personal Care Products — 0.3%
Kenvue, Inc.	80,633	1,736,028

Pharmaceuticals — 0.1%
Organon & Co.	51,105	736,934

Professional Services — 4.5%
Dun & Bradstreet Holdings, Inc	113,691	1,330,185
FTI Consulting, Inc.*	17,000	3,385,550
Genpact Ltd.	73,275	2,543,375
Jacobs Solutions, Inc.	12,538	1,627,432
KBR, Inc.	44,532	2,467,518
Leidos Holdings, Inc.	87,028	9,419,911
ManpowerGroup, Inc.	28,025	2,227,147
Maximus, Inc.	31,000	2,599,660
TransUnion	42,085	2,891,660

		28,492,438

Real Estate Management & Development — 0.2%
Jones Lang LaSalle, Inc.*(a)	7,896	1,491,318

Residential REITs — 1.7%
Camden Property Trust	28,375	2,817,354
Equity LifeStyle Properties, Inc.	37,350	2,634,669
Essex Property Trust, Inc.	7,620	1,889,303
Mid-America Apartment Communities, Inc.	10,580	1,422,587
Sun Communities, Inc.	14,727	1,968,263

		10,732,176

Retail REITs — 1.6%
Brixmor Property Group, Inc.	264,854	6,163,153
NNN REIT, Inc.	85,600	3,689,360

		9,852,513

Semiconductors & Semiconductor Equipment — 3.2%
Marvell Technology, Inc.	33,913	2,045,293
MKS Instruments, Inc.	74,258	7,638,920
NXP Semiconductors NV (China)	11,312	2,598,140
ON Semiconductor Corp.*	22,573	1,885,523
Silicon Motion Technology Corp. (Taiwan), ADR	45,418	2,782,761
Skyworks Solutions, Inc.(a)	31,200	3,507,504

		20,458,141

Software — 0.2%
Check Point Software Technologies Ltd. (Israel)*	7,456	1,139,202

Specialized REITs — 1.9%
Extra Space Storage, Inc.	18,686	2,995,926
Gaming & Leisure Properties, Inc.	59,779	2,950,094
Lamar Advertising Co. (Class A Stock)(a)	33,400	3,549,752
VICI Properties, Inc.	81,239	2,589,899

		12,085,671

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST MID-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail — 1.3%
Dick’s Sporting Goods, Inc.(a)	19,100	$2,806,745
Ross Stores, Inc.	39,516	5,468,619

		8,275,364

Technology Hardware, Storage & Peripherals — 0.8%
Seagate Technology Holdings PLC	16,328	1,393,921
Western Digital Corp.*	66,800	3,498,316

		4,892,237

Textiles, Apparel & Luxury Goods — 2.0%
PVH Corp.	18,714	2,285,354
Ralph Lauren Corp.(a)	21,350	3,078,670
Skechers USA, Inc. (Class A Stock)*	34,532	2,152,725
Steven Madden Ltd.	106,812	4,486,104
VF Corp.	40,363	758,824

		12,761,677

Trading Companies & Distributors — 0.5%
AerCap Holdings NV (Ireland)*	39,166	2,910,817

TOTAL COMMON STOCKS (cost $529,577,922)		595,742,073

PREFERRED STOCK — 0.2%
Household Products
Henkel AG & Co. KGaA (Germany) (PRFC)	14,972	1,204,378

(cost $1,302,762)
UNAFFILIATED EXCHANGE-TRADED FUNDS — 3.4%
iShares Russell Mid-Cap Value ETF	85,297	9,919,188
Vanguard Mid-Cap Value ETF	81,182	11,772,202

TOTAL UNAFFILIATED EXCHANGE-TRADED FUNDS (cost $20,103,515)		21,691,390

TOTAL LONG-TERM INVESTMENTS (cost $550,984,199)		618,637,841

SHORT-TERM INVESTMENTS — 11.9%
AFFILIATED MUTUAL FUNDS — 11.7%
PGIM Core Government Money Market Fund(wb)	9,833,885	9,833,885

	Shares	Value
AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $63,856,090; includes $63,536,974 of cash collateral for securities on loan)(b)(wb)	63,880,596	$63,855,043

TOTAL AFFILIATED MUTUAL FUNDS (cost $73,689,975)		73,688,928

UNAFFILIATED FUND — 0.2%
Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Shares)	1,429,662	1,429,662

(cost $1,429,662)

TOTAL SHORT-TERM INVESTMENTS (cost $75,119,637)		75,118,590

TOTAL INVESTMENTS—110.0% (cost $626,103,836)		693,756,431
Liabilities in excess of other assets — (10.0)%		(63,133,030)

NET ASSETS — 100.0%		$630,623,401

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $61,757,296; cash collateral of $63,536,974 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST MID-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$8,463,705	$—	$—
Automobile Components	12,900,030	—	—
Banks	28,023,602	—	—
Beverages	1,909,298	—	—
Biotechnology	1,459,204	—	—
Building Products	16,741,397	—	—
Capital Markets	16,364,534	—	—
Chemicals	32,593,023	—	—
Commercial Services & Supplies	6,141,108	—	—
Communications Equipment	10,623,118	—	—
Construction & Engineering	1,948,674	—	—
Construction Materials	2,045,587	—	—
Consumer Finance	3,627,086	—	—
Consumer Staples Distribution & Retail	16,062,744	—	—
Containers & Packaging	22,749,627	—	—
Distributors	3,123,172	—	—
Diversified REITs	1,966,789	—	—
Electric Utilities	16,913,710	—	—
Electrical Equipment	7,129,611	—	—
Electronic Equipment, Instruments & Components	20,146,145	—	—
Energy Equipment & Services	2,467,180	—	—
Entertainment	1,481,926	—	—
Financial Services	14,738,467	—	—
Food Products	4,852,219	—	—
Gas Utilities	1,421,398	—	—
Ground Transportation	18,742,831	—	—
Health Care Equipment & Supplies	20,633,212	—	—
Health Care Providers & Services	11,008,950	—	—
Hotel & Resort REITs	1,652,575	—	—
Hotels, Restaurants & Leisure	20,882,508	—	—
Household Durables	4,500,223	—	—
Independent Power & Renewable Electricity Producers	1,867,828	—	—
Industrial REITs	1,496,395	—	—
Insurance	47,123,293	—	—
Interactive Media & Services	1,946,112	—	—
Leisure Products	3,917,950	—	—
Life Sciences Tools & Services	9,514,206	—	—
Machinery	32,179,908	—	—
Media	1,277,916	—	—
Metals & Mining	2,465,523	—	—
Multi-Utilities	8,384,737	—	—
Office REITs	3,777,746	—	—
Oil, Gas & Consumable Fuels	28,243,534	—	—
Passenger Airlines	4,668,756	—	—
Personal Care Products	1,736,028	—	—
Pharmaceuticals	736,934	—	—
Professional Services	28,492,438	—	—
Real Estate Management & Development	1,491,318	—	—
Residential REITs	10,732,176	—	—
Retail REITs	9,852,513	—	—
Semiconductors & Semiconductor Equipment	20,458,141	—	—
Software	1,139,202	—	—
Specialized REITs	12,085,671	—	—
Specialty Retail	8,275,364	—	—
Technology Hardware, Storage & Peripherals	4,892,237	—	—
Textiles, Apparel & Luxury Goods	12,761,677	—	—
Trading Companies & Distributors	2,910,817	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST MID-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Preferred Stock
Household Products	$—	$1,204,378	$—
Unaffiliated Exchange-Traded Funds	21,691,390	—	—
Short-Term Investments
Affiliated Mutual Funds	73,688,928	—	—
Unaffiliated Fund	1,429,662	—	—

Total	$692,552,053	$1,204,378	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Affiliated Mutual Funds (10.1% represents investments purchased with collateral from securities on loan)	11.7%
Insurance	7.5
Chemicals	5.2
Machinery	5.1
Professional Services	4.5
Oil, Gas & Consumable Fuels	4.5
Banks	4.4
Containers & Packaging	3.6
Unaffiliated Exchange-Traded Funds	3.4
Hotels, Restaurants & Leisure	3.3
Health Care Equipment & Supplies	3.3
Semiconductors & Semiconductor Equipment	3.2
Electronic Equipment, Instruments & Components	3.2
Ground Transportation	3.0
Electric Utilities	2.7
Building Products	2.7
Capital Markets	2.6
Consumer Staples Distribution & Retail	2.6
Financial Services	2.3
Automobile Components	2.1
Textiles, Apparel & Luxury Goods	2.0
Specialized REITs	1.9
Health Care Providers & Services	1.8
Residential REITs	1.7
Communications Equipment	1.7
Retail REITs	1.6
Life Sciences Tools & Services	1.5
Aerospace & Defense	1.3
Multi-Utilities	1.3
Specialty Retail	1.3
Electrical Equipment	1.1
Commercial Services & Supplies	1.0
Technology Hardware, Storage & Peripherals	0.8

Food Products	0.8%
Passenger Airlines	0.7
Household Durables	0.7
Leisure Products	0.6
Office REITs	0.6
Consumer Finance	0.6
Distributors	0.5
Trading Companies & Distributors	0.5
Energy Equipment & Services	0.4
Metals & Mining	0.4
Construction Materials	0.3
Diversified REITs	0.3
Construction & Engineering	0.3
Interactive Media & Services	0.3
Beverages	0.3
Independent Power & Renewable Electricity Producers	0.3
Personal Care Products	0.3
Hotel & Resort REITs	0.3
Industrial REITs	0.2
Real Estate Management & Development	0.2
Entertainment	0.2
Biotechnology	0.2
Unaffiliated Fund	0.2
Gas Utilities	0.2
Media	0.2
Household Products	0.2
Software	0.2
Pharmaceuticals	0.1

110.0
Liabilities in excess of other assets	(10.0)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST MID-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$61,757,296	$(61,757,296)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST MID-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $61,757,296:
Unaffiliated investments (cost $552,413,861)	$620,067,503
Affiliated investments (cost $73,689,975)	73,688,928
Receivable for investments sold	2,247,146
Dividends receivable	829,056
Tax reclaim receivable	57,400
Receivable for Portfolio shares sold	30
Prepaid expenses and other assets	22,009

Total Assets	696,912,072

LIABILITIES
Payable to broker for collateral for securities on loan	63,536,974
Payable for investments purchased	1,823,607
Accrued expenses and other liabilities	378,909
Payable for Portfolio shares purchased	283,354
Management fee payable	230,655
Distribution fee payable	26,011
Payable to affiliate	7,823
Affiliated transfer agent fee payable	707
Trustees’ fees payable	631

Total Liabilities	66,288,671

NET ASSETS	$630,623,401

Net assets were comprised of:
Partners’ Equity	$630,623,401

Net asset value and redemption price per share, $630,623,401 / 13,167,199 outstanding shares of beneficial interest	$47.89

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $79,561 foreign withholding tax, of which $1,522 is reimbursable by an affiliate)	$12,283,996
Affiliated dividend income	246,877
Income from securities lending, net (including affiliated income of $166,134)	178,815
Interest income	10,583

Total income	12,720,271

EXPENSES
Management fee	4,391,684
Distribution fee	1,512,872
Custodian and accounting fees	146,417
Professional fees	32,507
Audit fee	29,150
Trustees’ fees	18,321
Shareholders’ reports	13,597
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,851
Miscellaneous	37,240

Total expenses	6,190,639
Less: Fee waiver and/or expense reimbursement	(177,604)

Net expenses	6,013,035

NET INVESTMENT INCOME (LOSS)	6,707,236

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $6,690)	12,301,162
Foreign currency transactions	788

12,301,950

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(6,470))	49,943,497
Foreign currencies	(43)

49,943,454

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	62,245,404

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$68,952,640

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$6,707,236	$7,237,898
Net realized gain (loss) on investment and foreign currency transactions	12,301,950	47,015,483
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	49,943,454	(125,358,452)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	68,952,640	(71,105,071)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [1,581,015 and 1,718,804 shares, respectively]	70,193,667	72,803,172
Portfolio shares purchased [2,856,252 and 6,707,939 shares, respectively]	(125,649,166)	(284,808,235)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(55,455,499)	(212,005,063)

TOTAL INCREASE (DECREASE)	13,497,141	(283,110,134)
NET ASSETS:
Beginning of year	617,126,260	900,236,394

End of year	$630,623,401	$617,126,260

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST MID-CAP VALUE PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a) :
Net Asset Value, beginning of year	$42.73	$46.33	$34.67	$35.30	$29.16

Income (Loss) From Investment Operations:
Net investment income (loss)	0.49	0.44	0.30	0.36	0.51
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.67	(4.04)	11.36	(0.99)	5.63

Total from investment operations	5.16	(3.60)	11.66	(0.63)	6.14

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$47.89	$42.73	$46.33	$34.67	$35.30

Total Return(d)	12.08%	(7.77)%	33.63%	(1.78)%	21.01	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$631	$617	$900	$798	$849
Average net assets (in millions)	$605	$716	$987	$667	$821
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.99%	0.97%	0.97%	1.01%	1.00%
Expenses before waivers and/or expense reimbursement	1.02%	1.01%	0.99%	1.01%	1.00%
Net investment income (loss)	1.11%	1.01%	0.72%	1.25%	1.54%
Portfolio turnover rate(g)	46%	38%	119%	49%	18%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST SMALL-CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 97.6%
COMMON STOCKS — 94.4%
Aerospace & Defense — 3.0%
AAR Corp.*	63,463	$3,960,091
AeroVironment, Inc.*	67,715	8,534,799
Axon Enterprise, Inc.*(a)	14,445	3,731,577
BWX Technologies, Inc.	24,503	1,880,115
Curtiss-Wright Corp.	7,546	1,681,173
Hexcel Corp.	34,280	2,528,150
Kratos Defense & Security Solutions, Inc.*	180,884	3,670,136
Leonardo DRS, Inc.*	217,617	4,361,045
Moog, Inc. (Class A Stock)	30,376	4,397,837

		34,744,923

Air Freight & Logistics — 0.2%
Forward Air Corp.	2,865	180,122
GXO Logistics, Inc.*	35,098	2,146,594

		2,326,716

Automobile Components — 0.7%
Modine Manufacturing Co.*	19,953	1,191,194
Visteon Corp.*	54,676	6,829,032

		8,020,226

Banks — 1.5%
Axos Financial, Inc.*	37,039	2,022,329
Banc of California, Inc.	83,110	1,116,167
Columbia Banking System, Inc.	61,600	1,643,488
Customers Bancorp, Inc.*	23,035	1,327,277
First Bancorp	45,719	1,692,060
Pacific Premier Bancorp, Inc.	42,945	1,250,129
Popular, Inc. (Puerto Rico)	10,323	847,209
Prosperity Bancshares, Inc.	25,373	1,718,513
Western Alliance Bancorp	40,245	2,647,719
Wintrust Financial Corp.	29,851	2,768,680

		17,033,571

Beverages — 0.8%
Celsius Holdings, Inc.*(a)	94,175	5,134,421
Duckhorn Portfolio, Inc. (The)*	262,334	2,583,990
Vita Coco Co., Inc. (The)*(a)	31,540	809,001
Zevia PBC (Class A Stock)*	130,007	261,314

		8,788,726

Biotechnology — 10.2%
ACADIA Pharmaceuticals, Inc.*	163,539	5,120,406
Akero Therapeutics, Inc.*	14,535	339,392
Amicus Therapeutics, Inc.*	288,474	4,093,446
Annexon, Inc.*	56,664	257,255
Apellis Pharmaceuticals, Inc.*(a)	77,823	4,658,485
Apogee Therapeutics, Inc.*(a)	42,684	1,192,591
Arcellx, Inc.*(a)	32,010	1,776,555
Arrowhead Pharmaceuticals, Inc.*(a)	35,148	1,075,529
Ascendis Pharma A/S (Denmark), ADR*	7,331	923,339
BioAtla, Inc.*	38,828	95,517
Biohaven Ltd.*(a)	17,230	737,444
Biomea Fusion, Inc.*(a)	41,218	598,485
Blueprint Medicines Corp.*	61,846	5,704,675

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (cont’d.)
Bridgebio Pharma, Inc.*	108,984	$4,399,684
Cabaletta Bio, Inc.*(a)	45,690	1,037,163
Crinetics Pharmaceuticals, Inc.*	118,479	4,215,483
Cytokinetics, Inc.*	36,198	3,022,171
Deciphera Pharmaceuticals, Inc.*	138,195	2,229,085
Disc Medicine, Inc.*(a)	22,030	1,272,453
Halozyme Therapeutics, Inc.*(a)	26,271	970,976
Ideaya Biosciences, Inc.*	82,403	2,931,899
Immunocore Holdings PLC (United Kingdom), ADR*(a)	42,893	2,930,450
ImmunoGen, Inc.*	175,976	5,217,688
Immunovant, Inc.*	91,012	3,834,336
Insmed, Inc.*	144,163	4,467,611
Intellia Therapeutics, Inc.*	12,473	380,302
Karuna Therapeutics, Inc.*	3,502	1,108,418
Krystal Biotech, Inc.*	29,309	3,636,075
Kymera Therapeutics, Inc.*	57,861	1,473,141
Legend Biotech Corp., ADR*	18,705	1,125,480
Lyell Immunopharma, Inc.*(a)	77,383	150,123
Madrigal Pharmaceuticals, Inc.*(a)	4,942	1,143,480
MannKind Corp.*	120,287	437,845
Merus NV (Netherlands)*(a)	49,808	1,369,720
MoonLake Immunotherapeutics*	16,340	986,773
Natera, Inc.*(a)	58,879	3,688,181
Neurocrine Biosciences, Inc.*	12,358	1,628,290
Nuvalent, Inc. (Class A Stock)*(a)	59,537	4,381,328
Olema Pharmaceuticals, Inc.*(a)	71,870	1,008,336
Opthea Ltd. (Australia), ADR*	102,346	301,921
Prelude Therapeutics, Inc.*	37,478	160,031
Protagonist Therapeutics, Inc.*	42,984	985,623
Prothena Corp. PLC (Ireland)*	14,677	533,362
RAPT Therapeutics, Inc.*(a)	53,671	1,333,724
Relay Therapeutics, Inc.*	53,469	588,694
Replimune Group, Inc.*	53,971	454,976
REVOLUTION Medicines, Inc.*	60,200	1,726,536
Rhythm Pharmaceuticals, Inc.*(a)	49,161	2,259,931
Sana Biotechnology, Inc.*	59,726	243,682
Soleno Therapeutics, Inc.*	22,647	911,542
SpringWorks Therapeutics, Inc.*(a)	62,437	2,278,950
Travere Therapeutics, Inc.*(a)	101,627	913,627
Ultragenyx Pharmaceutical, Inc.*	76,396	3,653,257
Vaxcyte, Inc.*(a)	103,219	6,482,153
Viking Therapeutics, Inc.*(a)	122,145	2,273,118
Xencor, Inc.*	37,250	790,817
Xenon Pharmaceuticals, Inc. (Canada)*	99,575	4,586,424

		116,097,978

Broadline Retail — 0.6%
Ollie’s Bargain Outlet Holdings, Inc.*	67,129	5,094,420
Savers Value Village, Inc.*(a)	114,617	1,992,043

		7,086,463

Building Products — 2.0%
AAON, Inc	14,291	1,055,676
AZEK Co., Inc. (The)*	243,478	9,313,034
Simpson Manufacturing Co., Inc.	29,215	5,783,986
Tecnoglass, Inc.(a)	82,890	3,788,902

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Building Products (cont’d.)
Zurn Elkay Water Solutions Corp.(a)	94,808	$2,788,303

		22,729,901

Capital Markets — 1.3%
Evercore, Inc. (Class A Stock)	14,120	2,415,226
GCM Grosvenor, Inc. (Class A Stock)(a)	242,034	2,168,625
Hamilton Lane, Inc. (Class A Stock)	20,626	2,339,813
Houlihan Lokey, Inc.	17,548	2,104,181
Moelis & Co. (Class A Stock)(a)	48,961	2,748,181
Trinity Capital, Inc.(a)	73,744	1,071,500
WisdomTree, Inc.(a)	355,220	2,461,675

		15,309,201

Chemicals — 0.9%
Ashland, Inc.	20,522	1,730,210
Avient Corp.	31,843	1,323,713
Axalta Coating Systems Ltd.*	65,580	2,227,753
Chemours Co. (The)	73,414	2,315,478
Element Solutions, Inc.	74,095	1,714,558
Livent Corp.*(a)	39,930	717,941

		10,029,653

Commercial Services & Supplies — 2.1%
ACV Auctions, Inc. (Class A Stock)*	121,230	1,836,634
Boyd Group Services, Inc. (Canada)	12,033	2,529,014
Clean Harbors, Inc.*(a)	21,670	3,781,632
GFL Environmental, Inc. (Canada)(a)	157,358	5,430,425
Montrose Environmental Group, Inc.*	72,857	2,340,895
MSA Safety, Inc.	6,613	1,116,473
RB Global, Inc. (Canada)(a)	69,931	4,677,685
Tetra Tech, Inc.	15,529	2,592,256

		24,305,014

Communications Equipment — 0.3%
Applied Optoelectronics, Inc.*(a)	78,420	1,515,074
Harmonic, Inc.*(a)	115,023	1,499,900

		3,014,974

Construction & Engineering — 1.6%
Ameresco, Inc. (Class A Stock)*(a)	78,162	2,475,391
API Group Corp.*	42,053	1,455,034
Arcosa, Inc.	17,226	1,423,557
Comfort Systems USA, Inc.(a)	21,690	4,460,982
EMCOR Group, Inc.	10,459	2,253,182
Fluor Corp.*	83,047	3,252,951
MasTec, Inc.*	28,441	2,153,552
Sterling Infrastructure, Inc.*	11,259	990,004

		18,464,653

Construction Materials — 0.7%
Summit Materials, Inc. (Class A Stock)*	198,978	7,652,694

Consumer Finance — 0.2%
FirstCash Holdings, Inc.	25,330	2,745,519

Consumer Staples Distribution & Retail — 1.0%
Grocery Outlet Holding Corp.*	91,461	2,465,788
Performance Food Group Co.*	46,960	3,247,284
Sprouts Farmers Market, Inc.*	31,334	1,507,479

	Shares	Value
COMMON STOCKS (continued)
Consumer Staples Distribution & Retail (cont’d.)
US Foods Holding Corp.*	82,553	$3,748,732

		10,969,283

Containers & Packaging — 0.2%
Graphic Packaging Holding Co.(a)	81,785	2,016,000

Diversified Consumer Services — 0.8%
Duolingo, Inc.*	25,322	5,744,296
European Wax Center, Inc. (Class A Stock)*(a)	153,606	2,087,505
Grand Canyon Education, Inc.*	9,271	1,224,143

		9,055,944

Diversified Telecommunication Services — 0.2%
Cogent Communications Holdings, Inc.	28,434	2,162,690

Electrical Equipment — 1.8%
Enovix Corp.*(a)	69,293	867,548
NEXTracker, Inc. (Class A Stock)*(a)	63,170	2,959,515
nVent Electric PLC	73,515	4,344,001
Regal Rexnord Corp.	20,319	3,007,618
Sensata Technologies Holding PLC	134,159	5,040,354
Shoals Technologies Group, Inc. (Class A Stock)*	38,945	605,205
Sunrun, Inc.*(a)	28,950	568,289
Vertiv Holdings Co. (Class A Stock)	64,600	3,102,738

		20,495,268

Electronic Equipment, Instruments & Components — 1.8%
Advanced Energy Industries, Inc.	46,287	5,041,580
Badger Meter, Inc.	30,306	4,678,337
Celestica, Inc. (Canada)*	19,070	558,370
Coherent Corp.*	24,687	1,074,625
Fabrinet (Thailand)*	28,259	5,378,535
IPG Photonics Corp.*	7,257	787,675
Littelfuse, Inc.	9,770	2,614,061
Napco Security Technologies, Inc.(a)	23,355	799,909

		20,933,092

Energy Equipment & Services — 2.1%
Cactus, Inc. (Class A Stock)	69,009	3,133,009
ChampionX Corp.	57,956	1,692,895
TechnipFMC PLC (United Kingdom)	275,326	5,545,066
TETRA Technologies, Inc.*	307,404	1,389,466
Tidewater, Inc.*	34,489	2,487,002
Valaris Ltd.*(a)	18,760	1,286,373
Weatherford International PLC (XNGS)*	45,509	4,452,145
Weatherford International PLC (XLON)*	40,317	3,944,212

		23,930,168

Entertainment — 0.1%
Vivid Seats, Inc. (Class A Stock)*	235,800	1,490,256

Financial Services — 2.5%
AvidXchange Holdings, Inc.*(a)	122,262	1,514,826
Essent Group Ltd	26,019	1,372,242
Euronet Worldwide, Inc.*	18,010	1,827,835
Flywire Corp.*	235,472	5,451,177

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Financial Services (cont’d.)
Payoneer Global, Inc.*	506,560	$2,639,178
Remitly Global, Inc.*(a)	272,103	5,284,240
Shift4 Payments, Inc. (Class A Stock)*(a)	121,306	9,017,888
Walker & Dunlop, Inc	14,290	1,586,333

		28,693,719

Food Products — 1.2%
Freshpet, Inc.*(a)	109,165	9,471,156
Oatly Group AB, ADR*(a)	515,428	608,205
Simply Good Foods Co. (The)*	57,514	2,277,554
Utz Brands, Inc.(a)	78,083	1,268,068

		13,624,983

Ground Transportation — 1.1%
Knight-Swift Transportation Holdings, Inc.	57,688	3,325,713
RXO, Inc.*	44,555	1,036,349
Saia, Inc.*	10,140	4,443,551
Werner Enterprises, Inc.(a)	43,210	1,830,808
XPO, Inc.*	22,882	2,004,234

		12,640,655

Health Care Equipment & Supplies — 4.8%
Alphatec Holdings, Inc.*	151,820	2,294,000
AtriCure, Inc.*(a)	86,063	3,071,588
Axonics, Inc.*	33,947	2,112,522
CONMED Corp.	18,896	2,069,301
CVRx, Inc.*	41,340	1,299,730
Envista Holdings Corp.*	88,122	2,120,215
Glaukos Corp.*	27,970	2,223,335
Haemonetics Corp.*	15,315	1,309,586
Inari Medical, Inc.*(a)	22,128	1,436,550
Inspire Medical Systems, Inc.*	33,928	6,901,973
Lantheus Holdings, Inc.*	45,854	2,842,948
LivaNova PLC*	48,482	2,508,459
Masimo Corp.*	23,758	2,784,675
Merit Medical Systems, Inc.*	39,320	2,986,747
Orthofix Medical, Inc.*	65,081	877,292
Outset Medical, Inc.*(a)	49,701	268,882
PROCEPT BioRobotics Corp.*(a)	68,290	2,862,034
Pulmonx Corp.*	116,140	1,480,785
RxSight, Inc.*	29,740	1,199,117
Shockwave Medical, Inc.*	15,711	2,993,888
SI-BONE, Inc.*	43,850	920,412
TransMedics Group, Inc.*(a)	85,002	6,709,208
Treace Medical Concepts, Inc.*(a)	154,495	1,969,811

		55,243,058

Health Care Providers & Services — 2.2%
Acadia Healthcare Co., Inc.*	27,596	2,145,865
DocGo, Inc.*(a)	234,488	1,310,788
HealthEquity, Inc.*	67,492	4,474,720
NeoGenomics, Inc.*	247,634	4,006,718
Privia Health Group, Inc.*	100,139	2,306,201
R1 RCM, Inc.*(a)	114,028	1,205,276
RadNet, Inc.*	145,619	5,063,173

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services (cont’d.)
Surgery Partners, Inc.*	146,573	$4,688,870

		25,201,611

Health Care Technology — 0.7%
Certara, Inc.*	178,118	3,133,096
Definitive Healthcare Corp.*(a)	242,540	2,410,848
Evolent Health, Inc. (Class A Stock)*	72,611	2,398,341

		7,942,285

Hotel & Resort REITs — 0.6%
Ryman Hospitality Properties, Inc.	59,465	6,544,718

Hotels, Restaurants & Leisure — 3.3%
BJ’s Restaurants, Inc.*	62,158	2,238,309
Bloomin’ Brands, Inc.	81,423	2,292,057
Cava Group, Inc.*	69,919	3,005,119
Churchill Downs, Inc.	51,401	6,935,537
Chuy’s Holdings, Inc.*(a)	36,683	1,402,391
Dave & Buster’s Entertainment, Inc.*(a)	41,409	2,229,875
Dutch Bros, Inc. (Class A Stock)*	72,348	2,291,261
First Watch Restaurant Group, Inc.*(a)	107,100	2,152,710
Genius Sports Ltd. (United Kingdom)*	368,636	2,278,170
Jack in the Box, Inc.	26,638	2,174,460
Light & Wonder, Inc.*	5,311	436,086
Portillo’s, Inc. (Class A Stock)*	96,406	1,535,748
Sabre Corp.*	372,729	1,640,008
SeaWorld Entertainment, Inc.*(a)	14,378	759,590
Shake Shack, Inc. (Class A Stock)*(a)	34,256	2,539,055
Wingstop, Inc.	15,886	4,076,030

		37,986,406

Household Durables — 1.4%
Installed Building Products, Inc.(a)	12,958	2,368,982
Meritage Homes Corp.	13,307	2,318,079
Skyline Champion Corp.*	46,450	3,449,377
TopBuild Corp.*	19,501	7,298,444

		15,434,882

Industrial REITs — 0.5%
STAG Industrial, Inc.(a)	101,521	3,985,714
Terreno Realty Corp.	21,837	1,368,525

		5,354,239

Insurance — 1.0%
BRP Group, Inc. (Class A Stock)*	92,758	2,228,047
HCI Group, Inc.(a)	14,386	1,257,336
Kinsale Capital Group, Inc.(a)	3,102	1,038,891
Palomar Holdings, Inc.*	44,407	2,464,589
Skyward Specialty Insurance Group, Inc.*	118,201	4,004,650

		10,993,513

IT Services — 1.2%
Applied Digital Corp.*(a)	84,274	568,007
DigitalOcean Holdings, Inc.*(a)	34,615	1,270,024
Endava PLC (United Kingdom), ADR*(a)	21,131	1,645,048
Globant SA*	6,880	1,637,303
Keywords Studios PLC (Ireland)	117,271	2,484,059

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
IT Services (cont’d.)
Perficient, Inc.*(a)	13,312	$876,196
Thoughtworks Holding, Inc.*	381,863	1,836,761
Wix.com Ltd. (Israel)*	23,417	2,880,759

		13,198,157

Leisure Products — 0.6%
Brunswick Corp.	28,806	2,786,981
Funko, Inc. (Class A Stock)*(a)	89,173	689,307
YETI Holdings, Inc.*(a)	57,600	2,982,528

		6,458,816

Life Sciences Tools & Services — 2.2%
Adaptive Biotechnologies Corp.*	149,829	734,162
Bio-Techne Corp.(a)	34,791	2,684,473
Bruker Corp.	38,523	2,830,670
CryoPort, Inc.*	139,436	2,159,864
Gerresheimer AG (Germany)	26,440	2,750,703
Maravai LifeSciences Holdings, Inc. (Class A Stock)*	77,732	509,145
MaxCyte, Inc.*(a)	175,708	825,828
Medpace Holdings, Inc.*	13,574	4,160,838
Oxford Nanopore Technologies PLC (United Kingdom)*	249,177	661,126
Pacific Biosciences of California, Inc.*(a)	125,610	1,232,234
QIAGEN NV*	71,840	3,120,011
Quanterix Corp.*	59,108	1,616,013
Repligen Corp.*(a)	8,275	1,487,845

		24,772,912

Machinery — 2.0%
Chart Industries, Inc.*(a)	70,583	9,622,581
Crane Co.	47,933	5,662,805
Federal Signal Corp.	38,792	2,976,898
SPX Technologies, Inc.*	29,727	3,002,724
Watts Water Technologies, Inc. (Class A Stock)	9,230	1,922,978

		23,187,986

Metals & Mining — 1.4%
ATI, Inc.*	173,704	7,898,321
Carpenter Technology Corp.	108,867	7,707,783

		15,606,104

Oil, Gas & Consumable Fuels — 2.1%
Callon Petroleum Co.*(a)	50,830	1,646,892
Cameco Corp. (Canada)	100,763	4,342,885
Chesapeake Energy Corp.(a)	24,595	1,892,339
Excelerate Energy, Inc. (Class A Stock)	24,421	377,549
Matador Resources Co.	146,847	8,349,720
Northern Oil & Gas, Inc.(a)	43,071	1,596,642
Permian Resources Corp.(a)	237,823	3,234,393
Uranium Energy Corp.*	336,007	2,150,445

		23,590,865

Passenger Airlines — 0.1%
Sun Country Airlines Holdings, Inc.*	96,593	1,519,408

	Shares	Value
COMMON STOCKS (continued)
Personal Care Products — 1.5%
BellRing Brands, Inc.*	159,700	$8,852,171
elf Beauty, Inc.*	44,441	6,414,614
Inter Parfums, Inc.	11,545	1,662,595
Oddity Tech Ltd. (Israel) (Class A
Stock)*(a)	13,305	619,082

		17,548,462

Pharmaceuticals — 1.8%
Amylyx Pharmaceuticals, Inc.*(a)	87,018	1,280,905
Arvinas, Inc.*	34,180	1,406,849
Axsome Therapeutics, Inc.*(a)	21,088	1,678,394
Collegium Pharmaceutical, Inc.*	116,714	3,592,457
Cymabay Therapeutics, Inc.*(a)	179,499	4,239,766
Harmony Biosciences Holdings, Inc.*(a)	36,449	1,177,303
Intra-Cellular Therapies, Inc.*	54,568	3,908,160
Optinose, Inc.*(a)	206,427	266,291
Structure Therapeutics, Inc., ADR*	68,710	2,800,619

		20,350,744

Professional Services — 3.7%
CACI International, Inc. (Class A Stock)*	11,974	3,877,900
ExlService Holdings, Inc.*	137,049	4,227,962
Exponent, Inc.	16,430	1,446,497
First Advantage Corp.	120,918	2,003,611
HireRight Holdings Corp.*	25,943	348,933
Jacobs Solutions, Inc.	35,905	4,660,469
KBR, Inc.	101,988	5,651,155
Maximus, Inc.	28,980	2,430,263
NV5 Global, Inc.*(a)	29,784	3,309,598
Paycor HCM, Inc.*(a)	85,158	1,838,561
Paylocity Holding Corp.*(a)	6,301	1,038,720
Sterling Check Corp.*	52,967	737,301
TriNet Group, Inc.*	40,682	4,838,310
WNS Holdings Ltd. (India), ADR*	92,937	5,873,618

		42,282,898

Real Estate Management & Development — 0.2%
Corp. Inmobiliaria Vesta SAB de CV
(Mexico), ADR	47,602	1,885,991

Semiconductors & Semiconductor Equipment — 5.5%
Allegro MicroSystems, Inc. (Japan)*	74,659	2,259,928
Axcelis Technologies, Inc.*	6,350	823,532
Camtek Ltd. (Israel)*(a)	65,041	4,512,545
Credo Technology Group Holding Ltd.*	120,888	2,353,689
FormFactor, Inc.*	125,022	5,214,668
Impinj, Inc.*(a)	38,162	3,435,725
indie Semiconductor, Inc. (China) (Class A Stock)*(a)	278,073	2,255,172
Kulicke & Soffa Industries, Inc. (Singapore)	15,376	841,375
Lattice Semiconductor Corp.*(a)	27,995	1,931,375
MACOM Technology Solutions
Holdings, Inc.*	87,417	8,125,410
Nova Ltd. (Israel)*(a)	11,836	1,626,148
Onto Innovation, Inc.*(a)	69,005	10,550,864
PDF Solutions, Inc.*	75,938	2,440,647

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
Rambus, Inc.*	91,647	$6,254,908
Semtech Corp.*	148,420	3,251,882
SiTime Corp.*	9,980	1,218,358
SkyWater Technology, Inc.*	109,529	1,053,669
Synaptics, Inc.*	5,590	637,707
Universal Display Corp	21,283	4,070,587

		62,858,189

Software — 11.9%
Agilysys, Inc.*	38,241	3,243,602
Alkami Technology, Inc.*	108,974	2,642,620
Altair Engineering, Inc. (Class A Stock)*(a)	39,730	3,343,280
Appfolio, Inc. (Class A Stock)*	35,375	6,128,365
Box, Inc. (Class A Stock)*(a)	77,345	1,980,805
Braze, Inc. (Class A Stock)*	143,056	7,600,565
Clear Secure, Inc. (Class A Stock)(a)	21,465	443,252
Clearwater Analytics Holdings, Inc. (Class A Stock)*	113,168	2,266,755
Confluent, Inc. (Class A Stock)*(a)	154,355	3,611,907
CyberArk Software Ltd.*(a)	51,205	11,216,455
DoubleVerify Holdings, Inc.*	191,601	7,047,085
Elastic NV*(a)	44,592	5,025,518
Five9, Inc.*	85,396	6,719,811
Freshworks, Inc. (Class A Stock)*	74,194	1,742,817
Gitlab, Inc. (Class A Stock)*	128,350	8,080,916
Guidewire Software, Inc.*(a)	20,965	2,286,024
Jamf Holding Corp.*(a)	79,024	1,427,173
Kinaxis, Inc. (Canada)*	21,228	2,382,413
Marathon Digital Holdings, Inc.*(a)	55,465	1,302,873
Monday.com Ltd.*(a)	22,403	4,207,507
PagerDuty, Inc.*(a)	180,102	4,169,361
PowerSchool Holdings, Inc. (Class A Stock)*(a)	83,885	1,976,331
Procore Technologies, Inc.*	76,968	5,327,725
Q2 Holdings, Inc.*	175,895	7,635,602
Rapid7, Inc.*	83,744	4,781,782
Sprout Social, Inc. (Class A Stock)*(a)	146,282	8,987,566
SPS Commerce, Inc.*	11,915	2,309,604
Tenable Holdings, Inc.*	83,080	3,826,665
Varonis Systems, Inc.*	260,437	11,792,587
Zeta Global Holdings Corp. (Class A Stock)*	148,201	1,307,133
Zuora, Inc. (Class A Stock)*	129,205	1,214,527

		136,028,626

Specialty Retail — 1.5%
Abercrombie & Fitch Co. (Class A Stock)*	11,680	1,030,410
American Eagle Outfitters, Inc.(a)	53,968	1,141,963
Arhaus, Inc.*	138,225	1,637,966
Carvana Co.*(a)	20,937	1,108,405
Chewy, Inc. (Class A Stock)*(a)	125,021	2,954,246
Five Below, Inc.*	13,485	2,874,463
Gap, Inc. (The)	40,835	853,860
National Vision Holdings, Inc.*(a)	88,368	1,849,542
RH*(a)	11,240	3,276,235

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (cont’d.)
Wayfair, Inc. (Class A Stock)*(a)	15,880	$979,796

		17,706,886

Technology Hardware, Storage & Peripherals — 1.7%
Corsair Gaming, Inc.*	96,184	1,356,195
Pure Storage, Inc. (Class A Stock)*	85,196	3,038,089
Super Micro Computer, Inc.*(a)	52,827	15,016,603

		19,410,887

Textiles, Apparel & Luxury Goods — 0.9%
Deckers Outdoor Corp.*	2,575	1,721,207
On Holding AG (Switzerland) (Class A Stock)*(a)	33,316	898,533
PVH Corp.	9,070	1,107,628
Skechers USA, Inc. (Class A Stock)*	36,220	2,257,955
Tapestry, Inc.	36,082	1,328,178
Under Armour, Inc. (Class C Stock)*(a)	383,300	3,200,555

		10,514,056

Trading Companies & Distributors — 2.7%
Applied Industrial Technologies, Inc.	37,731	6,515,766
Boise Cascade Co.(a)	39,889	5,160,041
Core & Main, Inc. (Class A Stock)*	55,911	2,259,364
FTAI Aviation Ltd.(a)	157,947	7,328,741
Herc Holdings, Inc.	27,755	4,132,442
McGrath RentCorp	22,970	2,747,671
MSC Industrial Direct Co., Inc. (Class A Stock)(a)	12,268	1,242,258
SiteOne Landscape Supply, Inc.*(a)	5,667	920,887

		30,307,170

TOTAL COMMON STOCKS (cost $931,029,332)		1,076,291,139

UNAFFILIATED EXCHANGE-TRADED FUNDS — 3.2%
iShares Russell 2000 Growth ETF	46,714	11,782,205
Vanguard Small-Cap Growth ETF	90,894	21,975,443
Vanguard Small-Cap Value ETF	14,256	2,565,652

TOTAL UNAFFILIATED EXCHANGE-TRADED FUNDS (cost $40,213,971)		36,323,300

	Units
WARRANTS* — 0.0%
Pharmaceuticals
Optinose, Inc., expiring 11/23/27	66,494	1

(cost $665)

TOTAL LONG-TERM INVESTMENTS (cost $971,243,968)		1,112,614,440

	Shares
SHORT-TERM INVESTMENTS — 22.7%
AFFILIATED MUTUAL FUNDS — 22.3%
PGIM Core Government Money Market Fund(wb)	24,071,816	24,071,816

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $230,258,737; includes $229,206,095 of cash collateral for securities on loan)(b)(wb)	230,356,981	$230,264,837

TOTAL AFFILIATED MUTUAL FUNDS (cost $254,330,553)		254,336,653

UNAFFILIATED FUND — 0.4%
BlackRock Liquidity FedFund (Institutional Shares)	3,817,004	3,817,004

(cost $3,817,004)

TOTAL SHORT-TERM INVESTMENTS (cost $258,147,557)		258,153,657

TOTAL INVESTMENTS — 120.3% (cost $1,229,391,525)		1,370,768,097
Liabilities in excess of other assets — (20.3)%		(230,842,891)

NET ASSETS — 100.0%		$1,139,925,206

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $220,060,806; cash collateral of $229,206,095 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$34,744,923	$—	$—
Air Freight & Logistics	2,326,716	—	—
Automobile Components	8,020,226	—	—
Banks	17,033,571	—	—
Beverages	8,788,726	—	—
Biotechnology	116,097,978	—	—
Broadline Retail	7,086,463	—	—
Building Products	22,729,901	—	—
Capital Markets	15,309,201	—	—
Chemicals	10,029,653	—	—
Commercial Services & Supplies	24,305,014	—	—
Communications Equipment	3,014,974	—	—
Construction & Engineering	18,464,653	—	—
Construction Materials	7,652,694	—	—
Consumer Finance	2,745,519	—	—
Consumer Staples Distribution & Retail	10,969,283	—	—
Containers & Packaging	2,016,000	—	—
Diversified Consumer Services	9,055,944	—	—
Diversified Telecommunication Services	2,162,690	—	—
Electrical Equipment	20,495,268	—	—
Electronic Equipment, Instruments & Components	20,933,092	—	—
Energy Equipment & Services	23,930,168	—	—
Entertainment	1,490,256	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Financial Services	$28,693,719	$—	$—
Food Products	13,624,983	—	—
Ground Transportation	12,640,655	—	—
Health Care Equipment & Supplies	55,243,058	—	—
Health Care Providers & Services	25,201,611	—	—
Health Care Technology	7,942,285	—	—
Hotel & Resort REITs	6,544,718	—	—
Hotels, Restaurants & Leisure	37,986,406	—	—
Household Durables	15,434,882	—	—
Industrial REITs	5,354,239	—	—
Insurance	10,993,513	—	—
IT Services	10,714,098	2,484,059	—
Leisure Products	6,458,816	—	—
Life Sciences Tools & Services	21,361,083	3,411,829	—
Machinery	23,187,986	—	—
Metals & Mining	15,606,104	—	—
Oil, Gas & Consumable Fuels	23,590,865	—	—
Passenger Airlines	1,519,408	—	—
Personal Care Products	17,548,462	—	—
Pharmaceuticals	20,350,744	—	—
Professional Services	42,282,898	—	—
Real Estate Management & Development	1,885,991	—	—
Semiconductors & Semiconductor Equipment	62,858,189	—	—
Software	136,028,626	—	—
Specialty Retail	17,706,886	—	—
Technology Hardware, Storage & Peripherals	19,410,887	—	—
Textiles, Apparel & Luxury Goods	10,514,056	—	—
Trading Companies & Distributors	30,307,170	—	—
Unaffiliated Exchange-Traded Funds	36,323,300	—	—
Warrants
Pharmaceuticals	—	1	—
Short-Term Investments
Affiliated Mutual Funds	254,336,653	—	—
Unaffiliated Fund	3,817,004	—	—

Total	$1,364,872,208	$5,895,889	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Affiliated Mutual Funds (20.1% represents investments purchased with collateral from securities on loan)	22.3%
Software	11.9
Biotechnology	10.2
Semiconductors & Semiconductor Equipment	5.5
Health Care Equipment & Supplies	4.8
Professional Services	3.7
Hotels, Restaurants & Leisure	3.3
Unaffiliated Exchange-Traded Funds	3.2
Aerospace & Defense	3.0
Trading Companies & Distributors	2.7
Financial Services	2.5
Health Care Providers & Services	2.2
Life Sciences Tools & Services	2.2
Commercial Services & Supplies	2.1

Energy Equipment & Services	2.1%
Oil, Gas & Consumable Fuels	2.1
Machinery	2.0
Building Products	2.0
Electronic Equipment, Instruments & Components	1.8
Electrical Equipment	1.8
Pharmaceuticals	1.8
Technology Hardware, Storage & Peripherals	1.7
Construction & Engineering	1.6
Specialty Retail	1.5
Personal Care Products	1.5
Banks	1.5
Metals & Mining	1.4
Household Durables	1.4
Capital Markets	1.3

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Industry Classification (continued):

Food Products	1.2%
IT Services	1.2
Ground Transportation	1.1
Insurance	1.0
Consumer Staples Distribution & Retail	1.0
Textiles, Apparel & Luxury Goods	0.9
Chemicals	0.9
Diversified Consumer Services	0.8
Beverages	0.8
Automobile Components	0.7
Health Care Technology	0.7
Construction Materials	0.7
Broadline Retail	0.6
Hotel & Resort REITs	0.6
Leisure Products	0.6

Industrial REITs	0.5%
Unaffiliated Fund	0.4
Communications Equipment	0.3
Consumer Finance	0.2
Air Freight & Logistics	0.2
Diversified Telecommunication Services	0.2
Containers & Packaging	0.2
Real Estate Management & Development	0.2
Passenger Airlines	0.1
Entertainment	0.1

120.3
Liabilities in excess of other assets	(20.3)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$220,060,806	$(220,060,806)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $220,060,806:
Unaffiliated investments (cost $975,060,972)	$1,116,431,444
Affiliated investments (cost $254,330,553)	254,336,653
Foreign currency, at value (cost $46)	47
Receivable for investments sold	2,597,311
Dividends and interest receivable	316,429
Receivable for Portfolio shares sold	68,798
Tax reclaim receivable	24,722
Receivable from affiliate	136
Prepaid expenses and other assets	53,536

Total Assets	1,373,829,076

LIABILITIES
Payable to broker for collateral for securities on loan	229,206,095
Payable for investments purchased	2,613,915
Accrued expenses and other liabilities	1,090,403
Payable for Portfolio shares purchased	470,038
Management fee payable	450,644
Distribution fee payable	47,355
Payable to affiliate	12,886
Payable to custodian	10,577
Trustees’ fees payable	1,250
Affiliated transfer agent fee payable	707

Total Liabilities	233,903,870

NET ASSETS	$1,139,925,206

Net assets were comprised of:
Partners’ Equity	$1,139,925,206

Net asset value and redemption price per share, $1,139,925,206 / 16,333,216 outstanding shares of beneficial interest	$69.79

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $42,551 foreign withholding tax, of which $3,422 is reimbursable by an affiliate)	$5,581,693
Income from securities lending, net (including affiliated income of $671,807)	807,595
Affiliated dividend income	607,551
Interest income	61,569

Total income	7,058,408

EXPENSES
Management fee	7,817,979
Distribution fee	2,727,039
Custodian and accounting fees	235,262
Professional fees	37,807
Audit fee	37,100
Trustees’ fees	27,110
Shareholders’ reports	15,305
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,852
Miscellaneous	29,609

Total expenses	10,936,063
Less: Fee waiver and/or expense reimbursement	(245,415)

Net expenses	10,690,648

NET INVESTMENT INCOME (LOSS)	(3,632,240)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $30,813)	7,693,286
Foreign currency transactions	3,891

7,697,177

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(33,007))	165,017,882
Foreign currencies	416

165,018,298

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	172,715,475

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$169,083,235

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(3,632,240)	$(2,964,800)
Net realized gain (loss) on investment and foreign currency transactions	7,697,177	(30,172,356)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	165,018,298	(262,477,904)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	169,083,235	(295,615,060)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [2,519,917 and 2,848,006 shares, respectively]	161,439,263	177,594,679
Portfolio shares issued in merger [0 and 8,229,227 shares, respectively]	—	531,854,923
Portfolio shares purchased [3,864,094 and 4,751,593 shares, respectively]	(244,194,894)	(294,381,555)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(82,755,631)	415,068,047

TOTAL INCREASE (DECREASE)	86,327,604	119,452,987
NET ASSETS:
Beginning of year	1,053,597,602	934,144,615

End of year	$1,139,925,206	$1,053,597,602

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$59.60	$82.29	$78.72	$53.05	$40.78

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.21)	(0.23)	(0.54)	(0.26)	(0.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.40	(22.46)	4.11	25.93	12.41

Total from investment operations	10.19	(22.69)	3.57	25.67	12.27

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$69.79	$59.60	$82.29	$78.72	$53.05

Total Return(d)	17.10%	(27.57)%	4.54%	48.39%	30.12	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,140	$1,054	$934	$1,012	$863
Average net assets (in millions)	$1,091	$821	$1,004	$793	$836
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.98%	0.99%	0.99%	1.00%	0.99%
Expenses before waivers and/or expense reimbursement	1.00%	1.01%	0.99%	1.00%	0.99%
Net investment income (loss)	(0.33)%	(0.36)%	(0.65)%	(0.45)%	(0.28)%
Portfolio turnover rate(g)	92%	88%	44%	97%	50%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST SMALL-CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 97.6%
COMMON STOCKS — 94.0%
Aerospace & Defense — 1.1%
AerSale Corp.*(a)	35,900	$455,751
Archer Aviation, Inc. (Class A Stock)*(a)	47,374	290,876
Ducommun, Inc.*	17,203	895,588
Kratos Defense & Security Solutions, Inc.*(a)	60,997	1,237,629
Leonardo DRS, Inc.*	118,036	2,365,442
Moog, Inc. (Class A Stock)	23,353	3,381,047
National Presto Industries, Inc.	7,300	586,044
V2X, Inc.*	51,384	2,386,273

		11,598,650

Air Freight & Logistics — 0.5%
Forward Air Corp.	11,700	735,579
Hub Group, Inc. (Class A Stock)*	41,862	3,848,792
Radiant Logistics, Inc.*	51,195	339,935

		4,924,306

Automobile Components — 1.1%
Adient PLC*	126,217	4,589,250
Atmus Filtration Technologies, Inc.*(a)	38,100	894,969
Dana, Inc.	24,008	350,757
Goodyear Tire & Rubber Co. (The)*	144,180	2,064,658
LCI Industries	15,169	1,906,895
Phinia, Inc.	63,070	1,910,390

		11,716,919

Automobiles — 0.1%
Thor Industries, Inc.(a)	9,380	1,109,185

Banks — 16.0%
1st Source Corp.	8,857	486,692
Amalgamated Financial Corp.	13,419	361,508
Ameris Bancorp	108,684	5,765,686
Associated Banc-Corp	141,791	3,032,909
Atlantic Union Bankshares Corp.(a)	54,408	1,988,068
Banc of California, Inc.	98,767	1,326,441
Bancorp, Inc. (The)*	10,758	414,828
Bank of Marin Bancorp(a)	32,100	706,842
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	61,499	1,968,583
BankUnited, Inc.	49,573	1,607,652
Banner Corp.	48,174	2,580,199
BayCom Corp.	11,500	271,285
BCB Bancorp, Inc.	16,800	215,880
Berkshire Hills Bancorp, Inc.	32,799	814,399
Bridgewater Bancshares, Inc.*	20,569	278,093
Brookline Bancorp, Inc.	87,015	949,334
Business First Bancshares, Inc.	17,249	425,188
Byline Bancorp, Inc.	47,528	1,119,760
Cadence Bank	20,100	594,759
Cambridge Bancorp	7,300	506,620
Camden National Corp.	14,200	534,346
Capital City Bank Group, Inc.	17,660	519,734
Capitol Federal Financial, Inc.	41,000	264,450
Capstar Financial Holdings, Inc.	9,921	185,920
Cathay General Bancorp	18,600	829,002
Central Pacific Financial Corp.	47,564	936,060

	Shares	Value
COMMON STOCKS (continued)
Banks (cont’d.)
Central Valley Community Bancorp	13,500	$301,725
City Holding Co.	283	31,204
Civista Bancshares, Inc.	12,200	224,968
CNB Financial Corp.	11,500	259,785
Columbia Banking System, Inc.	42,233	1,126,776
Community Bank System, Inc.	35,572	1,853,657
Community Trust Bancorp, Inc.	15,899	697,330
ConnectOne Bancorp, Inc.	184,569	4,228,476
CrossFirst Bankshares, Inc.*	28,182	382,712
Customers Bancorp, Inc.*	43,206	2,489,530
CVB Financial Corp.(a)	178,354	3,600,967
Dime Community Bancshares, Inc.	61,344	1,651,994
Eagle Bancorp, Inc.	37,100	1,118,194
Eastern Bankshares, Inc.	228,595	3,246,049
Enterprise Financial Services Corp.	27,221	1,215,418
Equity Bancshares, Inc. (Class A Stock)	3,200	108,480
FB Financial Corp.	54,809	2,184,139
Financial Institutions, Inc.	22,427	477,695
First BanCorp. (Puerto Rico)	199,943	3,289,062
First Bancshares, Inc. (The)	18,173	533,014
First Busey Corp.	20,200	501,364
First Business Financial Services, Inc.	7,800	312,780
First Citizens BancShares, Inc. (Class A Stock)	993	1,409,037
First Commonwealth Financial Corp.	34,152	527,307
First Financial Bankshares, Inc.(a)	42,747	1,295,234
First Financial Corp.	34,069	1,465,989
First Foundation, Inc.	29,900	289,432
First Hawaiian, Inc.	33,200	758,952
First Internet Bancorp	28,100	679,739
First Interstate BancSystem, Inc. (Class A Stock)	16,400	504,300
First Merchants Corp.	135,637	5,029,420
First Mid Bancshares, Inc.	19,181	664,813
First of Long Island Corp. (The)	34,300	454,132
Flushing Financial Corp.	46,700	769,616
FNB Corp.	12,451	171,450
FS Bancorp, Inc.	7,800	288,288
German American Bancorp, Inc.	24,732	801,564
Glacier Bancorp, Inc.(a)	38,816	1,603,877
Great Southern Bancorp, Inc.	5,200	308,620
Hancock Whitney Corp.	95,644	4,647,342
Hanmi Financial Corp.	47,200	915,680
Heartland Financial USA, Inc.	12,900	485,169
Heritage Commerce Corp.	139,460	1,383,443
Heritage Financial Corp.	47,947	1,025,586
Hilltop Holdings, Inc.	21,300	749,973
Home Bancorp, Inc.	5,700	239,457
Home BancShares, Inc.(a)	119,865	3,036,180
HomeStreet, Inc.	49,400	508,820
HomeTrust Bancshares, Inc.	9,044	243,464
Hope Bancorp, Inc.	209,715	2,533,357
Horizon Bancorp, Inc.	58,100	831,411
Independent Bank Corp. (XNGS)	17,409	1,145,686
Independent Bank Corp. (XLON)	22,900	595,858
Independent Bank Group, Inc.	10,800	549,504
Investar Holding Corp.	17,500	260,925
Kearny Financial Corp.	56,400	505,908

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Banks (cont’d.)
Lakeland Bancorp, Inc.	32,100	$474,759
Lakeland Financial Corp.	23,251	1,515,035
Live Oak Bancshares, Inc.	27,866	1,267,903
Luther Burbank Corp.*	22,600	242,046
Mercantile Bank Corp.	14,561	587,973
Mid Penn Bancorp, Inc.	3,644	88,476
Midland States Bancorp, Inc.	24,150	665,574
MidWestOne Financial Group, Inc.	10,300	277,173
MVB Financial Corp.	2,682	60,506
National Bank Holdings Corp. (Class A Stock)	12,630	469,710
NBT Bancorp, Inc.	33,232	1,392,753
Northeast Bank	3,700	204,203
Northeast Community Bancorp, Inc.	14,094	250,028
Northfield Bancorp, Inc.	43,800	551,004
Northrim BanCorp, Inc.	8,100	463,401
OceanFirst Financial Corp.	252,334	4,380,518
OFG Bancorp (Puerto Rico)	91,466	3,428,146
Old National Bancorp(a)	242,609	4,097,666
Old Second Bancorp, Inc.	71,264	1,100,316
Origin Bancorp, Inc.	34,472	1,226,169
Orrstown Financial Services, Inc.	4,516	133,222
Pacific Premier Bancorp, Inc.	96,615	2,812,463
Parke Bancorp, Inc.	5,200	105,300
Pathward Financial, Inc.	36,390	1,926,123
PCB Bancorp(a)	16,300	300,409
Peapack-Gladstone Financial Corp.	43,106	1,285,421
Peoples Bancorp, Inc.	2	68
Pinnacle Financial Partners, Inc.	34,913	3,045,112
Popular, Inc. (Puerto Rico)	28,608	2,347,859
Preferred Bank	41,771	3,051,372
Premier Financial Corp.	54,379	1,310,534
Primis Financial Corp.	25,400	321,564
Provident Financial Services, Inc.(a)	43,100	777,093
QCR Holdings, Inc.	23,163	1,352,488
RBB Bancorp	16,700	317,968
Renasant Corp.	40,622	1,368,149
S&T Bancorp, Inc.	29,017	969,748
Sandy Spring Bancorp, Inc.	28,600	779,064
Shore Bancshares, Inc.	19,092	272,061
Sierra Bancorp	15,290	344,790
Simmons First National Corp. (Class A Stock)	36,200	718,208
SmartFinancial, Inc.	3,523	86,278
South Plains Financial, Inc.	2,191	63,451
Southern First Bancshares, Inc.*	8,483	314,719
Southside Bancshares, Inc.(a)	7,160	224,251
SouthState Corp.(a)	61,593	5,201,529
Stock Yards Bancorp, Inc.	23,397	1,204,712
Synovus Financial Corp.	6,800	256,020
Territorial Bancorp, Inc.	17,000	189,550
Texas Capital Bancshares, Inc.*	10,500	678,615
Towne Bank	75,013	2,232,387
TriCo Bancshares	50,346	2,163,368
TrustCo Bank Corp.	18,800	583,740
UMB Financial Corp.	4,900	409,395
United Bankshares, Inc.	17,595	660,692
United Community Banks, Inc.	68,782	2,012,561
Univest Financial Corp.	50,756	1,118,155

	Shares	Value
COMMON STOCKS (continued)
Banks (cont’d.)
Valley National Bancorp	70,500	$765,630
Veritex Holdings, Inc.	40,781	948,974
WaFd, Inc.(a)	40,089	1,321,333
Washington Trust Bancorp, Inc.	22,600	731,788
WesBanco, Inc.	9,200	288,604
Westamerica BanCorp	7,293	411,398
Western Alliance Bancorp	58,463	3,846,281
Wintrust Financial Corp.	57,265	5,311,329
WSFS Financial Corp.	7,681	352,788
Zions Bancorp NA(a)	24,000	1,052,880

		173,911,893

Beverages — 0.2%
Primo Water Corp.	158,116	2,379,646

Biotechnology — 1.9%
2seventy bio, Inc.*	38,517	164,468
Agios Pharmaceuticals, Inc.*(a)	41,534	924,962
Alkermes PLC*	28,350	786,429
Allogene Therapeutics, Inc.*	88,789	285,013
Arcellx, Inc.*(a)	29,072	1,613,496
Avidity Biosciences, Inc.*	47,524	430,092
Biohaven Ltd.*(a)	15,807	676,540
Bluebird Bio, Inc.*	104,519	144,236
Catalyst Pharmaceuticals, Inc.*	64,165	1,078,614
Cytokinetics, Inc.*(a)	15,715	1,312,045
Dynavax Technologies Corp.*(a)	36,051	503,993
Emergent BioSolutions, Inc.*(a)	122,400	293,760
Fate Therapeutics, Inc.*	128,449	480,399
Geron Corp.*	137,078	289,235
Halozyme Therapeutics, Inc.*(a)	22,622	836,109
Intellia Therapeutics, Inc.*	15,541	473,845
Iovance Biotherapeutics, Inc.*	89,482	727,489
Ironwood Pharmaceuticals, Inc.*	84,900	971,256
Kymera Therapeutics, Inc.*	47,301	1,204,283
Lexicon Pharmaceuticals, Inc.*(a)	311,756	476,987
MacroGenics, Inc.*	116,196	1,117,805
Myriad Genetics, Inc.*	55,403	1,060,413
Prothena Corp. PLC (Ireland)*	17,599	639,548
Relay Therapeutics, Inc.*	25,711	283,078
REVOLUTION Medicines, Inc.*	15,611	447,723
SpringWorks Therapeutics, Inc.*(a)	31,698	1,156,977
Syndax Pharmaceuticals, Inc.*	39,196	847,026
Veracyte, Inc.*(a)	40,080	1,102,601

		20,328,422

Broadline Retail — 0.3%
Kohl’s Corp.(a)	19,600	562,128
Macy’s, Inc.(a)	36,200	728,344
Ollie’s Bargain Outlet Holdings, Inc.*	8,825	669,729
Savers Value Village, Inc.*(a)	59,472	1,033,624

		2,993,825

Building Products — 1.9%
Armstrong World Industries, Inc.	6,500	639,080
AZZ, Inc.	17,400	1,010,766
Gibraltar Industries, Inc.*	9,947	785,614
Griffon Corp.	40,343	2,458,906
Hayward Holdings, Inc.*(a)	135,695	1,845,452

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Building Products (cont’d.)
Insteel Industries, Inc.	20,900	$800,261
Janus International Group, Inc.*	163,582	2,134,745
JELD-WEN Holding, Inc.*	29,700	560,736
Masonite International Corp.*	16,595	1,404,933
Resideo Technologies, Inc.*	43,739	823,168
UFP Industries, Inc.	45,437	5,704,615
Zurn Elkay Water Solutions Corp.(a)	86,433	2,541,995

		20,710,271

Capital Markets — 2.1%
AssetMark Financial Holdings, Inc.*	10,149	303,963
BGC Group, Inc. (Class A Stock)	387,301	2,796,313
Diamond Hill Investment Group, Inc.	2,500	413,975
Evercore, Inc. (Class A Stock)	28,502	4,875,267
Federated Hermes, Inc.	32,377	1,096,285
Janus Henderson Group PLC	28,900	871,335
Open Lending Corp.*	25,034	213,039
P10, Inc. (Class A Stock)	39,852	407,287
Perella Weinberg Partners	95,444	1,167,280
Piper Sandler Cos.(a)	11,985	2,095,817
PJT Partners, Inc. (Class A Stock)(a)	8,602	876,286
Stifel Financial Corp.	18,237	1,261,089
StoneX Group, Inc.*	27,592	2,037,117
Victory Capital Holdings, Inc. (Class A Stock)	39,090	1,346,260
Virtu Financial, Inc. (Class A Stock)	45,100	913,726
Virtus Investment Partners, Inc.	6,274	1,516,802

		22,191,841

Chemicals — 1.8%
AdvanSix, Inc.	38,606	1,156,636
Alto Ingredients, Inc.*	247,800	659,148
Ashland, Inc.	36,211	3,052,949
Avient Corp.	65,829	2,736,512
Cabot Corp.	5,900	492,650
Ecovyst, Inc.*	258,374	2,524,314
Element Solutions, Inc.	66,858	1,547,094
Hawkins, Inc.	3,400	239,428
HB Fuller Co.	6,482	527,700
Ingevity Corp.*	17,000	802,740
Innospec, Inc.	6,300	776,412
Methanex Corp. (Canada)(a)	18,701	885,679
Minerals Technologies, Inc.	31,381	2,237,779
NewMarket Corp.	400	218,332
Orion SA (Germany)	29,614	821,196
Trinseo PLC	120,000	1,004,400
Tronox Holdings PLC	12,549	177,694

		19,860,663

Commercial Services & Supplies — 1.7%
ABM Industries, Inc.	57,624	2,583,284
ACCO Brands Corp.	144,001	875,526
Brady Corp. (Class A Stock)	29,925	1,756,298
Brink’s Co. (The)	68,235	6,001,268
CoreCivic, Inc.*	141,833	2,060,834
Ennis, Inc.	20,300	444,773
Healthcare Services Group, Inc.*	56,400	584,868
Interface, Inc.	56,000	706,720

	Shares	Value
COMMON STOCKS (continued)
Commercial Services & Supplies (cont’d.)
MillerKnoll, Inc.	32,300	$861,764
Quad/Graphics, Inc.*(a)	36,500	197,830
Vestis Corp.	40,400	854,056
Viad Corp.*	33,597	1,216,211

		18,143,432

Communications Equipment — 0.4%
Aviat Networks, Inc.*	7,533	246,028
Cambium Networks Corp.*	61,811	370,866
Clearfield, Inc.*	37,059	1,077,676
Extreme Networks, Inc.*	84,937	1,498,288
NETGEAR, Inc.*	49,566	722,672

		3,915,530

Construction & Engineering — 1.5%
API Group Corp.*	35,775	1,237,815
Arcosa, Inc.	35,609	2,942,728
Argan, Inc.(a)	3,035	142,008
Comfort Systems USA, Inc.	5,857	1,204,609
Fluor Corp.*	47,280	1,851,957
Granite Construction, Inc.(a)	75,030	3,816,026
MYR Group, Inc.*	10,283	1,487,230
Primoris Services Corp.	60,304	2,002,696
Tutor Perini Corp.*	100,200	911,820
Valmont Industries, Inc.(a)	3,983	930,070

		16,526,959

Construction Materials — 0.3%
Knife River Corp.*	22,886	1,514,596
Summit Materials, Inc. (Class A Stock)* .	50,172	1,929,615

		3,444,211

Consumer Finance — 1.6%
Bread Financial Holdings, Inc.	28,300	932,202
Encore Capital Group, Inc.*	15,180	770,385
Enova International, Inc.*	10,506	581,612
FirstCash Holdings, Inc.	45,125	4,891,099
Navient Corp.(a)	43,300	806,246
Nelnet, Inc. (Class A Stock)	9,755	860,586
PROG Holdings, Inc.*	23,874	737,945
SLM Corp.	383,273	7,328,180

		16,908,255

Consumer Staples Distribution & Retail — 0.3%
Andersons, Inc. (The)	29,689	1,708,305
Natural Grocers by Vitamin Cottage, Inc.	15,700	251,200
Sprouts Farmers Market, Inc.*(a)	23,775	1,143,815
United Natural Foods, Inc.*	22,697	368,373

		3,471,693

Containers & Packaging — 0.2%
Greif, Inc. (Class A Stock)	8,294	544,003
Myers Industries, Inc.	35,800	699,890
O-I Glass, Inc.*	15,871	259,967
TriMas Corp.	24,000	607,920

		2,111,780

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Diversified Consumer Services — 1.2%
Adtalem Global Education, Inc.*	64,086	$3,777,870
Chegg, Inc.*	72,844	827,508
Frontdoor, Inc.*	47,516	1,673,513
Graham Holdings Co. (Class B Stock)	600	417,912
Laureate Education, Inc. (Class A Stock)	305,676	4,190,818
Perdoceo Education Corp.	38,127	669,510
Stride, Inc.*(a)	21,203	1,258,822

		12,815,953

Diversified REITs — 0.3%
Alexander & Baldwin, Inc.	10,766	204,769
American Assets Trust, Inc.	8,159	183,659
Armada Hoffler Properties, Inc.	17,302	214,026
Broadstone Net Lease, Inc.	80,563	1,387,295
Empire State Realty Trust, Inc. (Class A Stock)	87,900	851,751
Essential Properties Realty Trust, Inc.	32,324	826,201

		3,667,701

Diversified Telecommunication Services — 0.1%
ATN International, Inc.	3,462	134,914
EchoStar Corp. (Class A Stock)*	16,821	278,724
Liberty Latin America Ltd. (Puerto Rico) (Class A Stock)*	20,499	149,848
Liberty Latin America Ltd. (Puerto Rico) (Class C Stock)*(a)	123,244	904,611

		1,468,097

Electric Utilities — 1.2%
ALLETE, Inc.(a)	15,200	929,632
IDACORP, Inc.(a)	25,787	2,535,378
MGE Energy, Inc.	35,629	2,576,333
Otter Tail Corp.(a)	8,600	730,742
PNM Resources, Inc.	18,100	752,960
Portland General Electric Co.(a)	132,704	5,751,391

		13,276,436

Electrical Equipment — 1.3%
Acuity Brands, Inc.(a)	11,749	2,406,548
Array Technologies, Inc.*(a)	55,672	935,290
Atkore, Inc.*(a)	13,761	2,201,760
Encore Wire Corp.(a)	16,282	3,477,835
EnerSys	15,772	1,592,341
GrafTech International Ltd.(a)	233,000	510,270
Powell Industries, Inc.	8,536	754,582
Preformed Line Products Co.	1,400	187,404
Sensata Technologies Holding PLC	28,170	1,058,347
Thermon Group Holdings, Inc.*	17,700	576,489

		13,700,866

Electronic Equipment, Instruments & Components — 3.1%
Avnet, Inc.	73,260	3,692,304
Belden, Inc.	27,063	2,090,617
Benchmark Electronics, Inc.	40,693	1,124,755
Coherent Corp.*	45,644	1,986,883
CTS Corp.	20,949	916,309
Daktronics, Inc.*	77,894	660,541

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (cont’d.)
ePlus, Inc.*	8,700	$694,608
Insight Enterprises, Inc.*	11,349	2,010,929
Itron, Inc.*	34,745	2,623,595
Kimball Electronics, Inc.*	22,600	609,070
Knowles Corp.*	257,979	4,620,404
OSI Systems, Inc.*	24,955	3,220,443
PC Connection, Inc.	8,300	557,843
Plexus Corp.*	7,316	791,079
Rogers Corp.*	6,505	859,115
Sanmina Corp.*	40,285	2,069,441
ScanSource, Inc.*	34,923	1,383,300
TTM Technologies, Inc.*	91,745	1,450,488
Vishay Intertechnology, Inc.(a)	32,700	783,819
Vontier Corp.	26,100	901,755

		33,047,298

Energy Equipment & Services — 2.7%
Cactus, Inc. (Class A Stock)	17,823	809,164
ChampionX Corp.	84,165	2,458,460
Dril-Quip, Inc.*	29,400	684,138
Expro Group Holdings NV*	131,523	2,093,846
Forum Energy Technologies, Inc.*	24,600	545,382
Helix Energy Solutions Group, Inc.*	53,000	544,840
Helmerich & Payne, Inc.(a)	18,584	673,113
Liberty Energy, Inc.	170,291	3,089,079
National Energy Services Reunited Corp.*	91,400	557,540
Newpark Resources, Inc.*	68,400	454,176
Noble Corp. PLC(a)	86,453	4,163,577
Oil States International, Inc.*	55,979	380,097
Patterson-UTI Energy, Inc.	331,029	3,575,113
Precision Drilling Corp. (Canada)*	11,900	646,258
ProPetro Holding Corp.*	152,232	1,275,704
Select Water Solutions, Inc. (Class A Stock)	184,339	1,399,133
Solaris Oilfield Infrastructure, Inc. (Class A Stock)	63,400	504,664
Tidewater, Inc.*	29,193	2,105,107
U.S. Silica Holdings, Inc.*	57,813	653,865
Weatherford International PLC*	24,715	2,417,868

		29,031,124

Entertainment — 0.1%
Vivid Seats, Inc. (Class A Stock)*	152,529	963,983

Financial Services — 3.8%
Alerus Financial Corp.	669	14,979
Enact Holdings, Inc.	83,555	2,413,904
Essent Group Ltd.	114,674	6,047,907
Euronet Worldwide, Inc.*	2,500	253,725
Federal Agricultural Mortgage Corp. (Class C Stock)	27,043	5,171,162
International Money Express, Inc.*	35,778	790,336
Jackson Financial, Inc. (Class A Stock)	32,703	1,674,394
Merchants Bancorp	58,203	2,478,284
MGIC Investment Corp.	168,059	3,241,858
Mr. Cooper Group, Inc.*	63,023	4,104,058
NCR Atleos Corp.*	43,972	1,068,080
NMI Holdings, Inc. (Class A Stock)*	122,284	3,629,389

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Financial Services (cont’d.)
PennyMac Financial Services, Inc.(a)	24,476	$2,162,944
Radian Group, Inc.	90,897	2,595,109
Repay Holdings Corp.*	87,145	744,218
StoneCo Ltd. (Brazil) (Class A Stock)*	26,519	478,138
Voya Financial, Inc.(a)	15,050	1,098,048
Walker & Dunlop, Inc.(a)	31,842	3,534,780

		41,501,313

Food Products — 0.9%
B&G Foods, Inc.(a)	42,200	443,100
Cal-Maine Foods, Inc.	7,785	446,781
Darling Ingredients, Inc.*	7,269	362,287
Dole PLC	71,356	876,965
Fresh Del Monte Produce, Inc.	50,258	1,319,272
John B. Sanfilippo & Son, Inc.	7,790	802,682
Nomad Foods Ltd. (United Kingdom)*	52,654	892,485
Simply Good Foods Co. (The)*	60,306	2,388,118
TreeHouse Foods, Inc.*	35,509	1,471,848
Utz Brands, Inc.(a)	53,224	864,358

		9,867,896

Gas Utilities — 1.1%
Chesapeake Utilities Corp.	22,460	2,372,450
New Jersey Resources Corp.(a)	24,438	1,089,446
Northwest Natural Holding Co.	37,060	1,443,117
ONE Gas, Inc.	64,553	4,113,317
Southwest Gas Holdings, Inc.(a)	20,925	1,325,599
Spire, Inc.(a)	28,498	1,776,565

		12,120,494

Ground Transportation — 0.4%
ArcBest Corp.	21,907	2,633,440
Heartland Express, Inc.	41,100	586,086
Marten Transport Ltd.	19,900	417,502
PAM Transportation Services, Inc.*	7,987	165,970
Saia, Inc.*	1,473	645,498

		4,448,496

Health Care Equipment & Supplies — 1.8%
Alphatec Holdings, Inc.*	81,557	1,232,326
Avanos Medical, Inc.*	45,979	1,031,309
CONMED Corp.	12,564	1,375,884
Enovis Corp.*	28,734	1,609,679
Haemonetics Corp.*	34,193	2,923,843
Inari Medical, Inc.*(a)	9,715	630,698
Inmode Ltd.*(a)	48,095	1,069,633
Lantheus Holdings, Inc.*	24,954	1,547,148
LivaNova PLC*	27,044	1,399,256
Neogen Corp.*(a)	69,955	1,406,795
Nevro Corp.*	34,656	745,797
QuidelOrtho Corp.*	21,277	1,568,115
RxSight, Inc.*	55,996	2,257,759
Sight Sciences, Inc.*(a)	116,181	599,494

		19,397,736

Health Care Providers & Services — 1.1%
Acadia Healthcare Co., Inc.*	14,482	1,126,120
Addus HomeCare Corp.*	7,197	668,242

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services (cont’d.)
Amedisys, Inc.*	10,455	$993,852
AMN Healthcare Services, Inc.*(a)	19,093	1,429,684
Fulgent Genetics, Inc.*(a)	14,674	424,225
ModivCare, Inc.*	11,478	504,917
National HealthCare Corp.(a)	6,100	563,762
NeoGenomics, Inc.*	190,143	3,076,514
Pediatrix Medical Group, Inc.*	51,828	482,001
PetIQ, Inc.*	71,415	1,410,446
Premier, Inc. (Class A Stock)	35,900	802,724
Select Medical Holdings Corp.	15,400	361,900

		11,844,387

Health Care REITs — 0.5%
CareTrust REIT, Inc.(a)	22,330	499,745
Community Healthcare Trust, Inc.	9,942	264,855
Global Medical REIT, Inc.	12,965	143,912
Physicians Realty Trust	224,048	2,982,079
Sabra Health Care REIT, Inc.(a)	100,474	1,433,764

		5,324,355

Health Care Technology — 0.4%
Computer Programs & Systems, Inc.*	34,200	383,040
Evolent Health, Inc. (Class A Stock)*(a)	39,775	1,313,768
Health Catalyst, Inc.*	69,894	647,218
Veradigm, Inc.*	140,589	1,474,779

		3,818,805

Hotel & Resort REITs — 1.4%
Apple Hospitality REIT, Inc.(a)	167,565	2,783,255
Braemar Hotels & Resorts, Inc.	150,600	376,500
DiamondRock Hospitality Co.(a)	19,462	182,748
Park Hotels & Resorts, Inc.	54,400	832,320
Pebblebrook Hotel Trust(a)	161,428	2,579,619
RLJ Lodging Trust	280,729	3,290,144
Ryman Hospitality Properties, Inc.	39,448	4,341,647
Xenia Hotels & Resorts, Inc.(a)	15,792	215,087

		14,601,320

Hotels, Restaurants & Leisure — 2.0%
Bloomin’ Brands, Inc.	58,910	1,658,316
Bluegreen Vacations Holding Corp.(a)	6,180	464,242
Bowlero Corp. (Class A Stock)*(a)	149,641	2,118,917
Boyd Gaming Corp.	43,630	2,731,674
Brinker International, Inc.*	33,388	1,441,694
Dave & Buster’s Entertainment, Inc.*	37,806	2,035,853
Denny’s Corp.*	47,800	520,064
Dine Brands Global, Inc.	12,000	595,800
El Pollo Loco Holdings, Inc.*	43,500	383,670
Everi Holdings, Inc.*	67,869	764,884
Full House Resorts, Inc.*	13,761	73,897
International Game Technology PLC(a)	81,718	2,239,890
Light & Wonder, Inc.*	25,248	2,073,113
SeaWorld Entertainment, Inc.*(a)	53,896	2,847,326
Six Flags Entertainment Corp.*	9,700	243,276
Travel + Leisure Co.	18,600	727,074
Wyndham Hotels & Resorts, Inc.	15,401	1,238,394

		22,158,084

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Household Durables — 2.1%
Century Communities, Inc.	30,378	$2,768,651
Green Brick Partners, Inc.*	10,918	567,081
Helen of Troy Ltd.*(a)	14,992	1,811,183
Installed Building Products, Inc.	7,501	1,371,333
KB Home	7,100	443,466
La-Z-Boy, Inc.	22,000	812,240
M/I Homes, Inc.*	22,840	3,145,982
Meritage Homes Corp.	40,482	7,051,964
Taylor Morrison Home Corp.*	55,747	2,974,102
Tri Pointe Homes, Inc.*	50,842	1,799,807
Worthington Enterprises, Inc.(a)	4,500	258,975

		23,004,784

Household Products — 0.2%
Central Garden & Pet Co.*	10,000	501,100
Central Garden & Pet Co. (Class A Stock)*	29,438	1,296,450
Energizer Holdings, Inc.(a)	19,600	620,928

		2,418,478

Independent Power & Renewable Electricity Producers — 0.1%
Clearway Energy, Inc. (Class A Stock)	21,754	556,467
Clearway Energy, Inc. (Class C Stock)	27,272	748,071

		1,304,538

Industrial REITs — 0.9%
First Industrial Realty Trust, Inc.	6,371	335,561
Innovative Industrial Properties, Inc.(a)	4,714	475,266
Plymouth Industrial REIT, Inc.	27,832	669,916
STAG Industrial, Inc.(a)	99,863	3,920,621
Terreno Realty Corp.(a)	67,393	4,223,519

		9,624,883

Insurance — 2.9%
Ambac Financial Group, Inc.*	31,900	525,712
American Equity Investment Life Holding Co.*	16,738	933,980
AMERISAFE, Inc.	10,958	512,615
Assured Guaranty Ltd.	46,842	3,505,187
Axis Capital Holdings Ltd.	68,751	3,806,743
Brighthouse Financial, Inc.*	9,100	481,572
BRP Group, Inc. (Class A Stock)*	22,844	548,713
CNO Financial Group, Inc.	94,365	2,632,783
Employers Holdings, Inc.	44,104	1,737,698
Enstar Group Ltd.*	10,884	3,203,705
Hanover Insurance Group, Inc. (The)	4,000	485,680
Horace Mann Educators Corp.	23,300	761,910
James River Group Holdings Ltd.	10,086	93,195
Kemper Corp.	18,700	910,129
Lincoln National Corp.	16,300	439,611
Mercury General Corp.	8,600	320,866
ProAssurance Corp.	21,100	290,969
RLI Corp.(a)	12,149	1,617,275
Safety Insurance Group, Inc.	5,700	433,143
Selective Insurance Group, Inc.	17,449	1,735,827
SiriusPoint Ltd. (Bermuda)*	60,100	697,160
Skyward Specialty Insurance Group, Inc.*	36,181	1,225,812

	Shares	Value
COMMON STOCKS (continued)
Insurance (cont’d.)
Stewart Information Services Corp.	15,300	$898,875
White Mountains Insurance Group Ltd.(a)	2,106	3,169,551

		30,968,711

Interactive Media & Services — 0.3%
Bumble, Inc. (Class A Stock)*	78,383	1,155,365
Cars.com, Inc.*	86,910	1,648,683
QuinStreet, Inc.*	30,379	389,459

		3,193,507

IT Services — 0.2%
Hackett Group, Inc. (The)	33,974	773,588
Information Services Group, Inc.	158,153	744,900
Unisys Corp.*	153,685	863,710

		2,382,198

Leisure Products — 0.6%
Funko, Inc. (Class A Stock)*(a)	60,800	469,984
JAKKS Pacific, Inc.*	27,004	959,992
Johnson Outdoors, Inc. (Class A Stock)	15,300	817,326
Solo Brands, Inc. (Class A Stock)*	139,182	857,361
Topgolf Callaway Brands Corp.*(a)	148,493	2,129,390
Vista Outdoor, Inc.*	29,800	881,186

		6,115,239

Life Sciences Tools & Services — 0.2%
Fortrea Holdings, Inc.*	45,947	1,603,550
Pacific Biosciences of California, Inc.*(a)	23,679	232,291

		1,835,841

Machinery — 2.9%
AGCO Corp.	10,149	1,232,190
Albany International Corp. (Class A Stock)	1,900	186,618
Allison Transmission Holdings, Inc.	36,942	2,148,177
Barnes Group, Inc.	22,800	743,964
Chart Industries, Inc.*(a)	7,939	1,082,324
Columbus McKinnon Corp.	41,755	1,629,280
Crane Co.	19,893	2,350,159
Enerpac Tool Group Corp.	15,100	469,459
Enpro, Inc.	16,605	2,602,668
ESCO Technologies, Inc.	21,804	2,551,722
Federal Signal Corp.	15,139	1,161,767
Flowserve Corp.	18,500	762,570
Gates Industrial Corp. PLC*	83,468	1,120,141
Greenbrier Cos., Inc. (The)	19,700	870,346
Hillenbrand, Inc.	19,100	913,935
Luxfer Holdings PLC (United Kingdom)	6,013	53,756
Miller Industries, Inc.	7,600	321,404
Mueller Industries, Inc.	64,953	3,062,534
Mueller Water Products, Inc. (Class A Stock)	48,100	692,640
SPX Technologies, Inc.*	33,990	3,433,330
Standex International Corp.	9,503	1,505,085
Terex Corp.	13,122	753,990
Titan International, Inc.*	7,824	116,421

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Machinery (cont’d.)
Wabash National Corp.	82,005	$2,100,968

		31,865,448

Marine Transportation — 0.2%
Matson, Inc.	21,079	2,310,258
Safe Bulkers, Inc. (Greece)	43,791	172,099

		2,482,357

Media — 1.3%
AMC Networks, Inc. (Class A Stock)*	26,512	498,160
Emerald Holding, Inc.*	35,178	210,364
Entravision Communications Corp. (Class A Stock)	348,929	1,455,034
Gray Television, Inc.	94,792	849,336
John Wiley & Sons, Inc. (Class A Stock)	4,155	131,880
Magnite, Inc.*	57,092	533,239
Nexstar Media Group, Inc.	22,898	3,589,262
Stagwell, Inc.*(a)	310,005	2,055,333
TEGNA, Inc.	277,652	4,248,076
Thryv Holdings, Inc.*	19,448	395,767

		13,966,451

Metals & Mining — 1.9%
Alpha Metallurgical Resources, Inc.(a)	6,232	2,112,149
Arch Resources, Inc.	13,108	2,175,142
ATI, Inc.*	26,609	1,209,911
Carpenter Technology Corp.	18,350	1,299,180
Commercial Metals Co.	95,675	4,787,577
Compass Minerals International, Inc.	22,400	567,168
Constellium SE*	120,150	2,398,194
Eldorado Gold Corp. (Turkey)*	92,636	1,201,489
Hecla Mining Co.(a)	154,407	742,698
Kaiser Aluminum Corp.	8,400	597,996
Lifezone Metals Ltd. (United Kingdom)*(a)	16,900	152,776
Olympic Steel, Inc.	2,839	189,361
Ryerson Holding Corp.	16,475	571,353
Schnitzer Steel Industries, Inc. (Class A Stock)	13,390	403,842
SunCoke Energy, Inc.	26,619	285,888
Tredegar Corp.	119,602	647,047
Warrior Met Coal, Inc.	11,710	713,959
Worthington Steel, Inc.*	27,942	785,170

		20,840,900

Mortgage Real Estate Investment Trusts (REITs) — 1.0%
Apollo Commercial Real Estate Finance, Inc.(a)	38,400	450,816
Blackstone Mortgage Trust, Inc. (Class A Stock)(a)	10,017	213,062
BrightSpire Capital, Inc.	140,788	1,047,463
Claros Mortgage Trust, Inc.	18,000	245,340
Dynex Capital, Inc.	24,753	309,908
Ellington Financial, Inc.(a)	5,640	71,684
Granite Point Mortgage Trust, Inc.	79,279	470,917
Great Ajax Corp.	30,200	160,060
KKR Real Estate Finance Trust, Inc.(a)	25,131	332,483

	Shares	Value
COMMON STOCKS (continued)
Mortgage Real Estate Investment Trusts (REITs) (cont’d.)
Ladder Capital Corp.	201,618	$2,320,623
MFA Financial, Inc.	119,962	1,351,972
PennyMac Mortgage Investment Trust(a)	101,720	1,520,714
Ready Capital Corp.(a)	17,526	179,641
Redwood Trust, Inc.	121,103	897,373
TPG RE Finance Trust, Inc.(a)	193,832	1,259,908

		10,831,964

Multi-Utilities — 0.4%
Avista Corp.	24,000	857,760
Black Hills Corp.	16,320	880,464
Northwestern Energy Group, Inc.(a)	30,798	1,567,310
Unitil Corp.	26,248	1,379,858

		4,685,392

Office REITs — 0.5%
Brandywine Realty Trust	102,995	556,173
City Office REIT, Inc.	19,500	119,145
COPT Defense Properties	65,852	1,687,787
Cousins Properties, Inc.	48,293	1,175,935
Easterly Government Properties, Inc.	11,100	149,184
Equity Commonwealth	31,831	611,155
Hudson Pacific Properties, Inc.	31,000	288,610
SL Green Realty Corp.(a)	18,577	839,123

		5,427,112

Oil, Gas & Consumable Fuels — 5.5%
Antero Resources Corp.*	15,260	346,097
Baytex Energy Corp. (Canada)(a)	194,689	646,367
Berry Corp.	95,200	669,256
California Resources Corp.	37,225	2,035,463
Callon Petroleum Co.*(a)	23,200	751,680
Chord Energy Corp.	32,841	5,459,159
Civitas Resources, Inc.(a)	38,139	2,607,945
CNX Resources Corp.*	40,736	814,720
CONSOL Energy, Inc.	4,300	432,279
Crescent Energy Co. (Class A Stock)(a)	64,800	856,008
CVR Energy, Inc.(a)	23,819	721,716
Delek US Holdings, Inc.	3,492	90,094
DHT Holdings, Inc.	97,984	961,223
Dorian LPG Ltd.	37,041	1,624,989
Enerplus Corp. (Canada)	55,204	846,829
Equitrans Midstream Corp.	152,068	1,548,052
Golar LNG Ltd. (Cameroon)	40,483	930,704
Green Plains, Inc.*	17,356	437,718
Gulfport Energy Corp.*	12,140	1,617,048
International Seaways, Inc.	20,140	915,967
Kinetik Holdings, Inc.(a)	12,500	417,500
Kosmos Energy Ltd. (Ghana)*	286,309	1,921,133
Magnolia Oil & Gas Corp. (Class A Stock)(a)	6,350	135,192
Matador Resources Co.	53,791	3,058,556
Murphy Oil Corp.	93,820	4,002,361
Northern Oil & Gas, Inc.(a)	20,200	748,814
Ovintiv, Inc.(a)	21,391	939,493
Par Pacific Holdings, Inc.*	79,512	2,891,851

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
PBF Energy, Inc. (Class A Stock)	56,512	$2,484,268
Peabody Energy Corp.	76,488	1,860,188
Permian Resources Corp.(a)	139,332	1,894,915
REX American Resources Corp.*	10,447	494,143
Scorpio Tankers, Inc. (Monaco)	17,157	1,043,146
SM Energy Co.(a)	110,618	4,283,129
Talos Energy, Inc.*	48,400	688,732
Teekay Tankers Ltd. (Canada) (Class A Stock)	13,813	690,236
Uranium Energy Corp.*	114,324	731,674
VAALCO Energy, Inc.	126,500	567,985
Vertex Energy, Inc.*(a)	132,600	449,514
Viper Energy, Inc.(a)	98,818	3,100,909
Vital Energy, Inc.*	15,000	682,350
World Kinect Corp.	118,881	2,708,109

		60,107,512

Paper & Forest Products — 0.1%
Mercer International, Inc. (Germany)	85,200	807,696
Sylvamo Corp.	9,100	446,901

		1,254,597

Passenger Airlines — 0.3%
JetBlue Airways Corp.*	110,565	613,636
Joby Aviation, Inc.*(a)	45,431	302,116
SkyWest, Inc.*	35,168	1,835,770
Spirit Airlines, Inc.(a)	34,436	564,406

		3,315,928

Personal Care Products — 0.7%
BellRing Brands, Inc.*	59,669	3,307,453
Edgewell Personal Care Co.	32,956	1,207,178
Herbalife Ltd.*(a)	92,251	1,407,750
Medifast, Inc.	10,400	699,088
Nature’s Sunshine Products, Inc.*	8,512	147,173
Nu Skin Enterprises, Inc. (Class A Stock)	17,700	343,734
USANA Health Sciences, Inc.*	6,700	359,120

		7,471,496

Pharmaceuticals — 0.4%
ANI Pharmaceuticals, Inc.*	15,921	877,884
Intra-Cellular Therapies, Inc.*	11,557	827,712
Perrigo Co. PLC	14,688	472,660
Phibro Animal Health Corp. (Class A Stock)	30,500	353,190
Prestige Consumer Healthcare, Inc.*	15,151	927,544
SIGA Technologies, Inc.	71,824	402,215

		3,861,205

Professional Services — 2.8%
Alight, Inc. (Class A Stock)*	282,933	2,413,418
ASGN, Inc.*	47,349	4,553,553
Barrett Business Services, Inc.	9,973	1,154,873
BGSF, Inc.	10,814	101,652
Concentrix Corp.(a)	21,536	2,115,051
Dun & Bradstreet Holdings, Inc.	90,483	1,058,651
FTI Consulting, Inc.*	12,884	2,565,849

	Shares	Value
COMMON STOCKS (continued)
Professional Services (cont’d.)
Heidrick & Struggles International, Inc.	46,651	$1,377,604
ICF International, Inc.	8,960	1,201,446
KBR, Inc.	7,287	403,773
Kelly Services, Inc. (Class A Stock)	28,400	614,008
Kforce, Inc.(a)	9,500	641,820
Korn Ferry	16,600	985,210
Legalzoom.com, Inc.*	142,412	1,609,256
ManpowerGroup, Inc.	11,400	905,958
Parsons Corp.*	17,803	1,116,426
RCM Technologies, Inc.*	11,600	336,864
Resources Connection, Inc.	55,500	786,435
Science Applications International Corp.	27,900	3,468,528
Sterling Check Corp.*(a)	105,191	1,464,259
TrueBlue, Inc.*	55,900	857,506
TTEC Holdings, Inc.	30,700	665,269
Verra Mobility Corp.*	19,000	437,570

		30,834,979

Real Estate Management & Development — 0.7%
Cushman & Wakefield PLC*	91,200	984,960
Douglas Elliman, Inc.	93,375	275,456
Forestar Group, Inc.*	37,318	1,234,107
Kennedy-Wilson Holdings, Inc.(a)	106,229	1,315,115
Marcus & Millichap, Inc.(a)	26,600	1,161,888
Opendoor Technologies, Inc.*(a)	77,700	348,096
RE/MAX Holdings, Inc. (Class A Stock)	79,200	1,055,736
Seritage Growth Properties (Class A Stock), REIT*(a)	85,400	798,490

		7,173,848

Residential REITs — 0.1%
Independence Realty Trust, Inc.(a)	21,223	324,712
UMH Properties, Inc.	21,702	332,475
Veris Residential, Inc.	19,878	312,681

		969,868

Retail REITs — 1.6%
Acadia Realty Trust	162,620	2,762,914
Agree Realty Corp.	37,723	2,374,663
Alexander’s, Inc.	3,100	662,067
InvenTrust Properties Corp.	27,316	692,187
Kite Realty Group Trust	76,031	1,738,069
Phillips Edison & Co., Inc.(a)	23,211	846,737
Regency Centers Corp.	2,242	150,214
Retail Opportunity Investments Corp.(a)	141,419	1,984,109
RPT Realty	21,221	272,265
SITE Centers Corp.(a)	293,275	3,997,338
Spirit Realty Capital, Inc.	26,739	1,168,227
Tanger, Inc.(a)	12,380	343,174

		16,991,964

Semiconductors & Semiconductor Equipment — 1.9%
ACM Research, Inc. (Class A Stock)*(a)	44,734	874,102
Amkor Technology, Inc.	89,335	2,972,175
Cirrus Logic, Inc.*	8,100	673,839

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
Cohu, Inc.*	40,802	$1,443,983
Diodes, Inc.*	7,900	636,108
MACOM Technology Solutions Holdings, Inc.*	9,651	897,060
MaxLinear, Inc.*	22,700	539,579
Onto Innovation, Inc.*	7,374	1,127,485
Photronics, Inc.*	65,482	2,054,170
Semtech Corp.*	114,771	2,514,633
Synaptics, Inc.*	39,036	4,453,227
Ultra Clean Holdings, Inc.*	51,769	1,767,394
Veeco Instruments, Inc.*	23,107	717,010

		20,670,765

Software — 1.6%
ACI Worldwide, Inc.*	29,200	893,520
Adeia, Inc.	183,095	2,268,547
InterDigital, Inc.(a)	33,876	3,676,901
LiveRamp Holdings, Inc.*	93,331	3,535,378
NCR Voyix Corp.*	87,944	1,487,133
ON24, Inc.	70,907	558,747
Pegasystems, Inc.	12,326	602,249
Smartsheet, Inc. (Class A Stock)*	25,274	1,208,603
Telos Corp.*	137,700	502,605
Tenable Holdings, Inc.*	26,789	1,233,901
Verint Systems, Inc.*	25,269	683,021
Xperi, Inc.*	50,188	553,072

		17,203,677

Specialized REITs — 0.1%
PotlatchDeltic Corp.	30,921	1,518,221

Specialty Retail — 3.1%
Aaron’s Co., Inc. (The)	57,900	629,952
Abercrombie & Fitch Co. (Class A Stock)*	15,192	1,340,238
Academy Sports & Outdoors, Inc.(a)	31,123	2,054,118
Advance Auto Parts, Inc.(a)	7,100	433,313
Asbury Automotive Group, Inc.*(a)	19,941	4,486,127
Boot Barn Holdings, Inc.*(a)	9,372	719,395
Buckle, Inc. (The)	30,350	1,442,232
Caleres, Inc.	50,827	1,561,914
Carvana Co.*	7,416	392,603
Cato Corp. (The) (Class A Stock)	37,800	269,892
Designer Brands, Inc. (Class A Stock)	33,600	297,360
Foot Locker, Inc.(a)	30,628	954,062
Genesco, Inc.*	13,700	482,377
Group 1 Automotive, Inc.	21,865	6,663,140
Haverty Furniture Cos., Inc.	21,600	766,800
Hibbett, Inc.(a)	11,600	835,432
Leslie’s, Inc.*(a)	73,700	509,267
LL Flooring Holdings, Inc.*	135,200	527,280
MarineMax, Inc.*	16,700	649,630
ODP Corp. (The)*	22,086	1,243,442
OneWater Marine, Inc. (Class A Stock)*(a)	32,400	1,094,796
PetMed Express, Inc.	37,200	281,232
Revolve Group, Inc.*	15,700	260,306
Signet Jewelers Ltd.(a)	31,556	3,384,696
Sleep Number Corp.*	9,400	139,402

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (cont’d.)
Sonic Automotive, Inc. (Class A Stock)(a)	13,600	$764,456
Urban Outfitters, Inc.*	30,448	1,086,689
Valvoline, Inc.*(a)	8,288	311,463
Zumiez, Inc.*	12,600	256,284

		33,837,898

Technology Hardware, Storage & Peripherals — 0.0%
CPI Card Group, Inc.*	22,400	429,856

Textiles, Apparel & Luxury Goods — 0.8%
Carter’s, Inc.(a)	5,900	441,851
Crocs, Inc.*	5,981	558,685
G-III Apparel Group Ltd.*	60,878	2,068,634
Hanesbrands, Inc.*	101,700	453,582
Kontoor Brands, Inc.(a)	21,335	1,331,731
Oxford Industries, Inc.	2,100	210,000
Steven Madden Ltd.	93,389	3,922,338

		8,986,821

Tobacco — 0.1%
Vector Group Ltd.	101,726	1,147,469

Trading Companies & Distributors — 1.9%
Beacon Roofing Supply, Inc.*	67,773	5,897,607
BlueLinx Holdings, Inc.*	5,166	585,359
Boise Cascade Co.	12,408	1,605,099
GATX Corp.	2,750	330,605
Global Industrial Co.	6,479	251,644
GMS, Inc.*	15,285	1,259,943
Herc Holdings, Inc.	14,133	2,104,262
Hudson Technologies, Inc.*	19,694	265,672
MRC Global, Inc.*	19,600	215,796
NOW, Inc.*	211,969	2,399,489
Rush Enterprises, Inc. (Class A Stock)	75,247	3,784,924
Titan Machinery, Inc.*	25,788	744,757
WESCO International, Inc.(a)	8,128	1,413,297

		20,858,454

Water Utilities — 0.1%
American States Water Co.	9,433	758,602

Wireless Telecommunication Services — 0.1%
Gogo, Inc.*	40,950	414,824
Telephone & Data Systems, Inc.	37,020	679,317

		1,094,141

TOTAL COMMON STOCKS (cost $942,294,212)		1,018,736,929

UNAFFILIATED EXCHANGE-TRADED FUNDS — 3.6%
iShares Russell 2000 Value ETF(a)	137,876	21,416,279
Vanguard Small-Cap Value ETF	98,041	17,644,439

TOTAL UNAFFILIATED EXCHANGE-TRADED FUNDS (cost $37,646,349)		39,060,718

TOTAL LONG-TERM INVESTMENTS (cost $979,940,561)		1,057,797,647

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

SHORT-TERM INVESTMENTS — 16.7%

AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wb)	25,926,679	$25,926,679
PGIM Institutional Money Market Fund (cost $155,291,893; includes $154,610,679 of cash collateral for securities on loan)(b)(wb)	155,356,629	155,294,487

TOTAL SHORT-TERM INVESTMENTS
(cost $181,218,572)		181,221,166

TOTAL INVESTMENTS — 114.3%
(cost $1,161,159,133)		1,239,018,813

Liabilities in excess of other assets(z) — (14.3)%		(155,253,924)

NET ASSETS — 100.0%		$1,083,764,889

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $149,315,221; cash collateral of $154,610,679 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
116	Russell 2000 E-Mini Index	Mar. 2024	$11,876,660	$565,088

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

GS	$764,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$11,598,650	$—	$—
Air Freight & Logistics	4,924,306	—	—
Automobile Components	11,716,919	—	—
Automobiles	1,109,185	—	—
Banks	173,911,893	—	—
Beverages	2,379,646	—	—
Biotechnology	20,328,422	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Broadline Retail	$2,993,825	$—	$—
Building Products	20,710,271	—	—
Capital Markets	22,191,841	—	—
Chemicals	19,860,663	—	—
Commercial Services & Supplies	18,143,432	—	—
Communications Equipment	3,915,530	—	—
Construction & Engineering	16,526,959	—	—
Construction Materials	3,444,211	—	—
Consumer Finance	16,908,255	—	—
Consumer Staples Distribution & Retail	3,471,693	—	—
Containers & Packaging	2,111,780	—	—
Diversified Consumer Services	12,815,953	—	—
Diversified REITs	3,667,701	—	—
Diversified Telecommunication Services	1,468,097	—	—
Electric Utilities	13,276,436	—	—
Electrical Equipment	13,700,866	—	—
Electronic Equipment, Instruments & Components	33,047,298	—	—
Energy Equipment & Services	29,031,124	—	—
Entertainment	963,983	—	—
Financial Services	41,501,313	—	—
Food Products	9,867,896	—	—
Gas Utilities	12,120,494	—	—
Ground Transportation	4,448,496	—	—
Health Care Equipment & Supplies	19,397,736	—	—
Health Care Providers & Services	11,844,387	—	—
Health Care REITs	5,324,355	—	—
Health Care Technology	3,818,805	—	—
Hotel & Resort REITs	14,601,320	—	—
Hotels, Restaurants & Leisure	22,158,084	—	—
Household Durables	23,004,784	—	—
Household Products	2,418,478	—	—
Independent Power & Renewable Electricity Producers	1,304,538	—	—
Industrial REITs	9,624,883	—	—
Insurance	30,968,711	—	—
Interactive Media & Services	3,193,507	—	—
IT Services	2,382,198	—	—
Leisure Products	6,115,239	—	—
Life Sciences Tools & Services	1,835,841	—	—
Machinery	31,865,448	—	—
Marine Transportation	2,482,357	—	—
Media	13,966,451	—	—
Metals & Mining	20,840,900	—	—
Mortgage Real Estate Investment Trusts (REITs)	10,831,964	—	—
Multi-Utilities	4,685,392	—	—
Office REITs	5,427,112	—	—
Oil, Gas & Consumable Fuels	60,107,512	—	—
Paper & Forest Products	1,254,597	—	—
Passenger Airlines	3,315,928	—	—
Personal Care Products	7,471,496	—	—
Pharmaceuticals	3,861,205	—	—
Professional Services	30,834,979	—	—
Real Estate Management & Development	7,173,848	—	—
Residential REITs	969,868	—	—
Retail REITs	16,991,964	—	—
Semiconductors & Semiconductor Equipment	20,670,765	—	—
Software	17,203,677	—	—
Specialized REITs	1,518,221	—	—
Specialty Retail	33,837,898	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Technology Hardware, Storage & Peripherals	$ 429,856	$—	$—
Textiles, Apparel & Luxury Goods	8,986,821	—	—
Tobacco	1,147,469	—	—
Trading Companies & Distributors	20,858,454	—	—
Water Utilities	758,602	—	—
Wireless Telecommunication Services	1,094,141	—	—
Unaffiliated Exchange-Traded Funds	39,060,718	—	—
Short-Term Investments
Affiliated Mutual Funds	181,221,166	—	—

Total	$1,239,018,813	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$ 565,088	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Affiliated Mutual Funds (14.3% represents investments purchased with collateral from securities on loan)	16.7%
Banks	16.0
Oil, Gas & Consumable Fuels	5.5
Financial Services	3.8
Unaffiliated Exchange-Traded Funds	3.6
Specialty Retail	3.1
Electronic Equipment, Instruments & Components	3.1
Machinery	2.9
Insurance	2.9
Professional Services	2.8
Energy Equipment & Services	2.7
Household Durables	2.1
Capital Markets	2.1
Hotels, Restaurants & Leisure	2.0
Trading Companies & Distributors	1.9
Metals & Mining	1.9
Building Products	1.9
Semiconductors & Semiconductor Equipment	1.9
Biotechnology	1.9
Chemicals	1.8
Health Care Equipment & Supplies	1.8
Commercial Services & Supplies	1.7
Software	1.6
Retail REITs	1.6
Consumer Finance	1.6
Construction & Engineering	1.5
Hotel & Resort REITs	1.4
Media	1.3
Electrical Equipment	1.3
Electric Utilities	1.2
Diversified Consumer Services	1.2
Gas Utilities	1.1

Health Care Providers & Services	1.1%
Automobile Components	1.1
Aerospace & Defense	1.1
Mortgage Real Estate Investment Trusts (REITs)	1.0
Food Products	0.9
Industrial REITs	0.9
Textiles, Apparel & Luxury Goods	0.8
Personal Care Products	0.7
Real Estate Management & Development	0.7
Leisure Products	0.6
Office REITs	0.5
Health Care REITs	0.5
Air Freight & Logistics	0.5
Multi-Utilities	0.4
Ground Transportation	0.4
Communications Equipment	0.4
Pharmaceuticals	0.4
Health Care Technology	0.4
Diversified REITs	0.3
Consumer Staples Distribution & Retail	0.3
Construction Materials	0.3
Passenger Airlines	0.3
Interactive Media & Services	0.3
Broadline Retail	0.3
Marine Transportation	0.2
Household Products	0.2
IT Services	0.2
Beverages	0.2
Containers & Packaging	0.2
Life Sciences Tools & Services	0.2
Specialized REITs	0.1
Diversified Telecommunication Services	0.1
Independent Power & Renewable Electricity Producers	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Industry Classification (continued):

Paper & Forest Products	0.1%
Tobacco	0.1
Automobiles	0.1
Wireless Telecommunication Services	0.1
Residential REITs	0.1
Entertainment	0.1
Water Utilities	0.1

Technology Hardware, Storage & Peripherals	0.0 *%

114.3
Liabilities in excess of other assets	(14.3)

100.0%

* Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Equity contracts	Due from/to broker-variation margin futures	$565,088	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$412,496

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$650,877

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$7,494,922

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Offsetting of financial instrument/transaction assets and liabilities:
Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$149,315,221	$(149,315,221)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $149,315,221:
Unaffiliated investments (cost $979,940,561)	$1,057,797,647
Affiliated investments (cost $181,218,572)	181,221,166
Cash	5
Dividends and interest receivable	1,391,215
Receivable for investments sold	1,368,890
Deposit with broker for centrally cleared/exchange-traded derivatives	764,000
Tax reclaim receivable	25,904
Receivable for Portfolio shares sold	23,064
Prepaid expenses and other assets	74,974

Total Assets	1,242,666,865

LIABILITIES
Payable to broker for collateral for securities on loan	154,610,679
Payable for investments purchased	1,925,866
Payable for Portfolio shares purchased	863,940
Accrued expenses and other liabilities	719,125
Management fee payable	471,726
Due to broker-variation margin futures	240,120
Distribution fee payable	45,048
Payable to affiliate	23,605
Trustees’ fees payable	1,160
Affiliated transfer agent fee payable	707

Total Liabilities	158,901,976

NET ASSETS	$1,083,764,889

Net assets were comprised of: Partners’ Equity	$1,083,764,889

Net asset value and redemption price per share, $1,083,764,889 / 28,599,966 outstanding shares of beneficial interest	$37.89

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $40,544 foreign withholding tax, of which $5,082 is reimbursable by an affiliate)	$20,526,197
Income from securities lending, net (including affiliated income of $462,279)	631,207
Affiliated dividend income	591,544
Interest income	26,350

Total income	21,775,298

EXPENSES
Management fee	7,473,839
Distribution fee	2,604,569
Custodian and accounting fees	160,583
Audit fee	37,100
Professional fees	35,309
Trustees’ fees	25,969
Shareholders’ reports	16,608
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,851
Miscellaneous	38,708

Total expenses	10,401,536
Less: Fee waiver and/or expense reimbursement	(190,790)

Net expenses	10,210,746

NET INVESTMENT INCOME (LOSS)	11,564,552

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $28,519)	(23,734,309)
Futures transactions	412,496
Foreign currency transactions	(365)

(23,322,178)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(38,466))	140,175,889
Futures	650,877
Foreign currencies	(273)

140,826,493

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	117,504,315

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$129,068,867

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$11,564,552	$8,792,513
Net realized gain (loss) on investment and foreign currency transactions	(23,322,178)	73,043,127
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	140,826,493	(211,558,684)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	129,068,867	(129,723,044)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [4,733,736 and 11,035,822 shares, respectively]	164,687,546	389,994,892
Portfolio shares issued in merger [0 and 12,191,482 shares, respectively]	—	419,630,823
Portfolio shares purchased [7,417,285 and 11,076,469 shares, respectively]	(251,946,699)	(373,221,993)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(87,259,153)	436,403,722

TOTAL INCREASE (DECREASE)	41,809,714	306,680,678
NET ASSETS:
Beginning of year	1,041,955,175	735,274,497

End of year	$1,083,764,889	$1,041,955,175

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$33.31	$38.43	$29.22	$28.97	$23.75

Income (Loss) From Investment Operations:
Net investment income (loss)	0.38	0.31	0.15	0.20	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.20	(5.43)	9.06	0.05 (b)	4.98

Total from investment operations	4.58	(5.12)	9.21	0.25	5.22

Capital Contributions	—	—	—	—	—	(c)(d)

Net Asset Value, end of year	$37.89	$33.31	$38.43	$29.22	$28.97

Total Return(e)	13.75%	(13.32)%	31.52%	0.86%	21.98	%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,084	$1,042	$735	$772	$725
Average net assets (in millions)	$1,042	$977	$832	$544	$703
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.98%	0.98%	0.99%	1.03%	1.01%
Expenses before waivers and/or expense reimbursement	1.00%	1.00%	1.00%	1.03%	1.01%
Net investment income (loss)	1.11%	0.90%	0.42%	0.85%	0.90%
Portfolio turnover rate(h)	62%	99%	57%	99%	67%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 98.5%
COMMON STOCKS — 98.3%
Aluminum — 0.4%
Alcoa Corp.	28,003	$952,102

Coal & Consumable Fuels — 1.3%
Cameco Corp. (Canada)	80,141	3,454,077

Commodity Chemicals — 0.6%
LG Chem Ltd. (South Korea)	3,872	1,489,262

Construction & Engineering — 0.5%
Quanta Services, Inc.(a)	6,236	1,345,729

Construction Materials — 0.8%
Vulcan Materials Co.	9,031	2,050,127

Copper — 2.7%
First Quantum Minerals Ltd. (Zambia)	14,160	115,947
Freeport-McMoRan, Inc.	113,156	4,817,051
Southern Copper Corp. (Mexico)	26,429	2,274,744

		7,207,742

Diversified Chemicals — 0.6%
Huntsman Corp.	59,543	1,496,316

Diversified Metals & Mining — 5.3%
BHP Group Ltd. (Australia)	148,087	5,059,335
Glencore PLC (Australia)	352,303	2,117,709
Ivanhoe Electric, Inc./US*	135,822	1,369,086
Ivanhoe Mines Ltd. (Canada) (Class A Stock)*	169,439	1,643,177
Rio Tinto Ltd. (Australia)	25,092	2,323,464
Teck Resources Ltd. (Canada) (Class B Stock)	39,266	1,659,774

		14,172,545

Electric Utilities — 2.2%
FirstEnergy Corp.(a)	28,619	1,049,173
NextEra Energy, Inc.	37,556	2,281,151
PG&E Corp.	65,201	1,175,574
Southern Co. (The)	19,482	1,366,078

		5,871,976

Electrical Components & Equipment — 1.4%
Hubbell, Inc.	4,434	1,458,476
Schneider Electric SE	6,799	1,368,680
Sociedad Quimica y Minera de Chile SA (Chile), ADR(a)	14,598	879,092

		3,706,248

Fertilizers & Agricultural Chemicals — 1.9%
CF Industries Holdings, Inc.	36,190	2,877,105
Nutrien Ltd. (Canada)	41,018	2,310,544

		5,187,649

Forest Products — 1.6%
Louisiana-Pacific Corp.	25,195	1,784,562
West Fraser Timber Co. Ltd. (Canada)	28,722	2,457,210

		4,241,772

Gold — 2.9%
Agnico Eagle Mines Ltd. (Canada)(a)	33,820	1,855,027

	Shares	Value
COMMON STOCKS (continued)
Gold (cont’d.)
Alamos Gold, Inc. (Canada) (Class A Stock)	106,449	$1,433,868
Franco-Nevada Corp. (Canada)	13,974	1,547,839
Osisko Gold Royalties Ltd. (Canada)	102,854	1,467,846
Osisko Mining, Inc. (Canada)*	334,697	674,420
Wesdome Gold Mines Ltd. (Canada)*	128,512	747,766

		7,726,766

Industrial Gases — 5.0%
Air Liquide SA (France)	19,360	3,769,303
Linde PLC	23,059	9,470,562

		13,239,865

Integrated Oil & Gas — 21.2%
BP PLC (United Kingdom), ADR	173,916	6,156,626
Chevron Corp.	45,372	6,767,688
Equinor ASA (Norway)(a)	94,675	3,000,437
Exxon Mobil Corp.	131,611	13,158,468
Galp Energia SGPS SA (Portugal)	154,777	2,277,339
OMV AG (Austria)	50,020	2,194,513
Shell PLC (Netherlands)	266,990	8,739,675
Suncor Energy, Inc. (Canada)	147,346	4,720,454
TotalEnergies SE (France)	140,191	9,532,851

		56,548,051

Metal & Glass Containers — 0.7%
Ball Corp.	34,259	1,970,578

Multi-Utilities — 1.0%
Ameren Corp.	11,620	840,591
CenterPoint Energy, Inc.	31,700	905,669
Dominion Energy, Inc.	20,565	966,555

		2,712,815

Oil & Gas Drilling — 1.3%
Noble Corp. PLC	42,149	2,029,896
Seadrill Ltd. (Norway)*	32,981	1,559,341

		3,589,237

Oil & Gas Equipment & Services — 7.6%
Baker Hughes Co.	89,835	3,070,560
ChampionX Corp.	42,531	1,242,331
Expro Group Holdings NV*	60,612	964,943
Halliburton Co.	92,559	3,346,008
Schlumberger NV	130,931	6,813,649
TechnipFMC PLC (United Kingdom)	168,055	3,384,628
Tenaris SA, ADR	42,828	1,488,701

		20,310,820

Oil & Gas Exploration & Production — 20.8%
Canadian Natural Resources Ltd. (Canada)	91,822	6,015,673
Chesapeake Energy Corp.(a)	20,966	1,613,124
ConocoPhillips	101,329	11,761,257
Diamondback Energy, Inc.	33,500	5,195,180
EOG Resources, Inc.	54,922	6,642,816
EQT Corp.	94,200	3,641,772
Hess Corp.	59,279	8,545,661
Kosmos Energy Ltd. (Ghana)*	324,404	2,176,751

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Oil & Gas Exploration & Production (cont’d.)
Pioneer Natural Resources Co.	23,099	$5,194,503
Range Resources Corp.	79,994	2,435,017
Southwestern Energy Co.*	330,902	2,167,408

		55,389,162

Oil & Gas Refining & Marketing — 4.3%
Marathon Petroleum Corp.	35,122	5,210,700
Phillips 66	14,539	1,935,722
Valero Energy Corp.	32,411	4,213,430

		11,359,852

Oil & Gas Storage & Transportation — 6.1%
Enbridge, Inc. (Canada)	169,143	6,092,531
Equitrans Midstream Corp.	167,554	1,705,700
Targa Resources Corp.	30,778	2,673,685
Williams Cos., Inc. (The)	161,687	5,631,558

		16,103,474

Paper Packaging — 0.8%
Packaging Corp. of America	12,707	2,070,097

Railroads — 0.5%
Norfolk Southern Corp.	5,189	1,226,576

Specialty Chemicals — 4.6%
HB Fuller Co.	20,136	1,639,272
International Flavors & Fragrances, Inc.(a)	15,500	1,255,035
RPM International, Inc.	17,338	1,935,441
Sherwin-Williams Co. (The)	11,833	3,690,713
Shin-Etsu Chemical Co. Ltd. (Japan)	92,100	3,851,913

		12,372,374

Steel — 2.2%
Champion Iron Ltd. (Australia)	248,669	1,425,011
Cleveland-Cliffs, Inc.*	65,554	1,338,613
Steel Dynamics, Inc.	14,228	1,680,327
Warrior Met Coal, Inc.	22,594	1,377,556

		5,821,507

TOTAL COMMON STOCKS (cost $249,738,068)		261,616,719

Interest Rate	Maturity Date	Principal Amount (000)#
CORPORATE BOND — 0.2%
Mining
First Quantum Minerals Ltd. (Zambia), Gtd. Notes
7.500%	04/01/25	600	574,158

(cost $567,933)

TOTAL LONG-TERM INVESTMENTS (cost $250,306,001)			262,190,877

	Shares	Value
SHORT-TERM INVESTMENTS — 5.8%
AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wb)	4,845,094	$4,845,094
PGIM Institutional Money Market Fund (cost $10,642,729; includes $10,580,931 of cash collateral for securities on loan)(b)(wb)	10,646,840	10,642,582

TOTAL SHORT-TERM INVESTMENTS (cost $15,487,823)		15,487,676

TOTAL INVESTMENTS — 104.3% (cost $265,793,824)		277,678,553
Liabilities in excess of other assets — (4.3)%		(11,522,583)

NET ASSETS — 100.0%		$266,155,970

See the Glossary for a list of the abbreviation(s) used in the annual report:

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $10,181,387; cash collateral of $10,580,931 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$10,925,519	$—
Austria	—	2,194,513	—
Canada	36,080,206	—	—
Chile	879,092	—	—
France	—	13,302,154	—
Ghana	2,176,751	—	—
Japan	—	3,851,913	—
Mexico	2,274,744	—	—
Netherlands	—	8,739,675	—
Norway	1,559,341	3,000,437	—
Portugal	—	2,277,339	—
South Korea	—	1,489,262	—
United Kingdom	9,541,254	—	—
United States	161,839,892	1,368,680	—
Zambia	115,947	—	—
Corporate Bond
Zambia	—	574,158	—
Short-Term Investments
Affiliated Mutual Funds	15,487,676	—	—

Total	$229,954,903	$47,723,650	$—

Country Allocation:

The country classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

United States (including 4.0% of collateral for securities on loan)	67.1%
Canada	13.5
France	5.0
Australia	4.2
United Kingdom	3.6
Netherlands	3.3
Norway	1.7
Japan	1.4
Portugal	0.9
Mexico	0.9

Austria	0.8%
Ghana	0.8
South Korea	0.6
Chile	0.3
Zambia	0.2

104.3
Liabilities in excess of other assets	(4.3)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Offsetting of financial instrument/transaction assets and liabilities:
Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$10,181,387	$(10,181,387)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $10,181,387:
Unaffiliated investments (cost $250,306,001)	$262,190,877
Affiliated investments (cost $15,487,823)	15,487,676
Foreign currency, at value (cost $193,105)	193,142
Tax reclaim receivable	1,503,236
Dividends and interest receivable	198,066
Receivable for Portfolio shares sold	144,037
Prepaid expenses and other assets	39,773

Total Assets	279,756,807

LIABILITIES
Payable to broker for collateral for securities on loan	10,580,931
Payable for investments purchased	1,521,031
Payable to affiliate	1,296,612
Accrued expenses and other liabilities	114,210
Management fee payable	74,940
Distribution fee payable	10,968
Payable for Portfolio shares purchased	828
Affiliated transfer agent fee payable	707
Trustees’ fees payable	610

Total Liabilities	13,600,837

NET ASSETS	$266,155,970

Net assets were comprised of: Partners’ Equity	$266,155,970

Net asset value and redemption price per share, $266,155,970 / 9,080,731 outstanding shares of beneficial interest	$29.31

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $661,306 foreign withholding tax, of which $3,411 is reimbursable by an affiliate)	$10,486,799
Income from securities lending, net (including affiliated income of $79,296)	81,622
Affiliated dividend income	66,997
Interest income	3,423

Total income	10,638,841

EXPENSES
Management fee	2,445,017
Distribution fee	835,646
Professional fees	73,369
Custodian and accounting fees	67,623
Audit fee	29,150
Trustees’ fees	13,981
Shareholders’ reports	13,120
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,851
Miscellaneous	43,009

Total expenses	3,529,766
Less: Fee waiver and/or expense reimbursement	(394,755)

Net expenses	3,135,011

NET INVESTMENT INCOME (LOSS)	7,503,830

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $5,514)	25,852,776
Foreign currency transactions	(63,811)

25,788,965

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(2,085))	(33,644,718)
Foreign currencies	(3,366)

(33,648,084)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(7,859,119)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(355,289)

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$7,503,830	$14,154,958
Net realized gain (loss) on investment and foreign currency transactions	25,788,965	89,425,549
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(33,648,084)	(87,143,521)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(355,289)	16,436,986

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [2,547,656 and 4,931,984 shares, respectively]	73,884,960	136,761,733
Portfolio shares purchased [7,001,216 and 16,120,773 shares, respectively]	(198,749,588)	(435,681,949)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(124,864,628)	(298,920,216)

TOTAL INCREASE (DECREASE)	(125,219,917)	(282,483,230)
NET ASSETS:
Beginning of year	391,375,887	673,859,117

End of year	$266,155,970	$391,375,887

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023		2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$28.92		$27.26	$22.02	$22.52	$19.27

Income (Loss) From Investment Operations:
Net investment income (loss)	0.65		0.74	0.44	0.34	0.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.26	)(b)	0.92	4.80	(0.84)	2.86

Total from investment operations	0.39		1.66	5.24	(0.50)	3.25

Capital Contributions	—		—	—	—	—	(c)(d)(e)

Net Asset Value, end of year	$29.31		$28.92	$27.26	$22.02	$22.52

Total Return(f)	1.35%		6.09%	23.80%	(2.22)%	16.87	%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$266		$391	$674	$401	$417
Average net assets (in millions)	$334		$533	$620	$327	$394
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.94%		0.96%	0.99%	1.05%	1.03%
Expenses before waivers and/or expense reimbursement	1.06%		1.02%	1.01%	1.07%	1.04%
Net investment income (loss)	2.24%		2.66%	1.75%	1.79%	1.84%
Portfolio turnover rate(i)	101%		46%	44%	102%	50%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)	Amount rounds to zero.
(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A132

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1. Organization

Advanced Series Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and as of December 31, 2023 consisted of 46 separate portfolios. The information presented in these financial statements pertains only to the 13 portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) together with their investment objective(s). Each Portfolio is a diversified portfolio for purposes of the 1940 Act, except for AST Cohen & Steers Realty Portfolio, which is a non-diversified portfolio for purposes of the 1940 Act. The AST Cohen & Steers Realty Portfolio may therefore invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified portfolio.

Shares of each Portfolio may be purchased only by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (the “Participating Insurance Companies”). These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios have the following investment objective(s):

Portfolio	Investment Objective(s)
AST ClearBridge Dividend Growth Portfolio (“ClearBridge Dividend Growth”)	Income, capital preservation, and capital appreciation.
AST Cohen & Steers Realty Portfolio (“Cohen & Steers Realty”)	Maximize total return through investment in real estate securities.
AST Emerging Markets Equity Portfolio (“Emerging Markets Equity”)	Long-term capital appreciation.
AST International Equity Portfolio (“International Equity”) formerly known as AST International Growth Portfolio	Long-term growth of capital.
AST Large-Cap Core Portfolio (“Large-Cap Core”)	Long-term capital appreciation.
AST Large-Cap Growth Portfolio (“Large-Cap Growth”)	Long-term growth of capital.
AST Large-Cap Value Portfolio (“Large-Cap Value”)	Current income and long-term growth of income, as well as capital appreciation.
AST MFS Global Equity Portfolio (“MFS Global Equity”)	Capital growth.
AST Mid-Cap Growth Portfolio (“Mid-Cap Growth”)	Long-term growth of capital.

B1

Portfolio	Investment Objective(s)
AST Mid-Cap Value Portfolio (“Mid-Cap Value”)	Capital growth.
AST Small-Cap Growth Portfolio (“Small-Cap Growth”)	Long-term capital growth.
AST Small-Cap Value Portfolio (“Small-Cap Value”)	Long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.
AST T. Rowe Price Natural Resources Portfolio (“T. Rowe Price Natural Resources”)

Long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.

2. Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation: Each Portfolio holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Portfolios’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has approved the Portfolios’ valuation policies and procedures for security valuation and designated AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Portfolio investments. Pursuant to the Board’s oversight, the Investment Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (“ETFs”) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

B2

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

B3

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, of the applicable Portfolios in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a

B4

defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolios’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements: The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: Certain Portfolios held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending: Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than

B5

the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): Certain Portfolios invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolios become aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts.

Taxes: For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (the Participating Insurance Companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions: Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services subject to the supervision of the Board and in conformity with the stated policies of the Portfolios. The Investment Manager has engaged the firms referenced in the below table as subadvisers for their respective Portfolios. Subadvisory fees are paid by the Investment Manager out of the management fee that it receives from the Portfolios.

Portfolio	Subadviser(s)
ClearBridge Dividend Growth	ClearBridge Investments, LLC (“ClearBridge”)
Cohen & Steers Realty	Cohen & Steers Capital Management, Inc.
Emerging Markets Equity	AQR Capital Management, LLC; J.P. Morgan Investment Management Inc. (“J.P. Morgan”); Martin Currie Inc.

B6

Portfolio	Subadviser(s)
International Equity	Jennison Associates LLC (“Jennison”) (a wholly-owned subsidiary of PGIM, Inc.); Effective March 10, 2023: J.P. Morgan; LSV Asset Management; Massachusetts Financial Services Company (“MFS”); PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”) (a wholly-owned subsidiary of PGIM, Inc.); Until March 10, 2023 Neuberger Berman Investment Advisers, LLC; William Blair Investment Management, LLC
Large-Cap Core	J.P. Morgan; MFS; PGIM Quantitative Solutions
Large-Cap Growth	ClearBridge; Jennison; MFS; T. Rowe Price Associates, Inc. (“T. Rowe”)
Large-Cap Value	Hotchkis & Wiley Capital Management LLC (“Hotchkis & Wiley”); MFS; T. Rowe; Wellington Management Company LLP (“Wellington”)
MFS Global Equity	MFS
Mid-Cap Growth	Delaware Investments Fund Advisers; J.P. Morgan; MFS; TimesSquare Capital Managment, LLC
Mid-Cap Value	MFS; Victory Capital Management Inc. (“Victory Capital”); Wellington
Small-Cap Growth	Driehaus Capital Management LLC; Emerald Mutual Fund Advisers Trust; MFS; UBS Asset Management (Americas) Inc.; Victory Capital
Small-Cap Value	Boston Partners Global Investors, Inc.; Goldman Sachs Asset Management, L.P.; Hotchkis & Wiley; J.P. Morgan
T. Rowe Price Natural Resources	T. Rowe

Management Fees and Expense Limitations: The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager under the agreements are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below of the Portfolio’s average daily net assets unless otherwise noted. Fees and/or expenses waived and/or reimbursed by the Investment Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Investment Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fee, before any waivers and/or expense reimbursements	Effective Management Fee, after any waivers and/or expense reimbursements

ClearBridge Dividend Growth	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.68%	0.65%

B7

Cohen & Steers Realty	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.83%	0.79%

Emerging Markets Equity	0.9325% first $300 million; 0.9225% on next $200 million; 0.9125% on next $250 million; 0.9025% on next $2.5 billion; 0.8925% on next $2.75 billion; 0.8625% on next $4 billion; 0.8425% in excess of $10 billion	0.93%	0.81%

International Equity(1)	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.73%	0.67%

Large-Cap Core	0.5825% first $300 million; 0.5725% on next $200 million; 0.5625% on next $250 million; 0.5525% on next $2.5 billion; 0.5425% on next $2.75 billion; 0.5125% on next $4 billion; 0.4925% in excess of $10 billion	0.58%	0.51%

Large-Cap Growth	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $250 million; 0.6525% on next $2.25 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.66%	0.60%

Large-Cap Value	0.5825% first $300 million; 0.5725% on next $200 million; 0.5625% on next $250 million; 0.5525% on next $2.5 billion; 0.5425% on next $2.75 billion; 0.5125% on next $4 billion; 0.4925% in excess of $10 billion	0.56%	0.53%

MFS Global Equity	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.83%	0.82%

Mid-Cap Growth	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.82%	0.76%

B8

Mid-Cap Value	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $250 million; 0.6525% on next $2.25 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.73%	0.70%

Small-Cap Growth	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.72%	0.70%

Small-Cap Value	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.72%	0.70%

T. Rowe Price Natural Resources	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.73%	0.61%

Portfolio	Fee Waivers and/or Expense Limitations
ClearBridge Dividend Growth	contractually waive 0.012% through June 30, 2024; contractually limit expenses to 0.91% through June 30, 2023
Cohen & Steers Realty	contractually limit expenses to 1.10% through January 20, 2023; effective January 21, 2023, contractually limit expenses to 1.08% through June 30, 2024
Emerging Markets Equity	contractually limit expenses to 1.28% through June 30, 2023; effective July 1, 2023, contractually limit expenses to 1.31% through June 30, 2024
International Equity	contractually waive 0.02% through March 10, 2023; contractually limit expenses to 1.06% through March 10, 2023; effective March 11, 2023, contractually limit expenses to 0.98% through June 30, 2024
Large-Cap Core	contractually waive 0.015% through June 30, 2024; contractually limit expenses to 0.80% through June 30, 2023; effective July 1, 2023, contractually limit expenses to 0.86% through June 30, 2024

B9

Portfolio	Fee Waivers and/or Expense Limitations
Large-Cap Growth

contractually waive 0.0473%

through June 30, 2024;

Effective July 1, 2023,

voluntarily waive additional 0.0005%

through June 30, 2024;

effective December 9, 2023,

contractually waive additional 0.001%

through June 30, 2025;

contractually limit expenses to 0.87%

through June 30, 2024

Large-Cap Value	contractually waive 0.009% through June 30, 2024; contractually limit expenses to 0.80% through June 30, 2024
MFS Global Equity	contractually waive 0.0067% through June 30, 2024
Mid-Cap Growth	contractually waive 0.0047% through June 30, 2024; contractually limit expenses to 1.05% through June 30, 2024
Mid-Cap Value	contractually waive 0.0085% through June 30, 2024; contractually limit expenses to 0.97% through June 30, 2023
Small-Cap Growth	contractually waive 0.004% through June 30, 2024; contractually limit expenses to 0.98% through June 30, 2024
Small-Cap Value	contractually limit expenses to 0.98% through June 30, 2024; Effective July 1, 2023, voluntarily waive 0.0005% through June 30, 2024
T. Rowe Price Natural Resources	contractually waive 0.112% through June 30, 2024; contractually limit expenses to 0.99% through June 30, 2024; effective December 8, 2023, voluntarily limit expenses to 0.939% through June 30, 2024

(1)

Prior to March 11, 2023, the contractual management fee rate was as follows: 0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion.

The Trust, on behalf of the Portfolios, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) for the shares of each Portfolio. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution fee (the “12b-1 fee”) for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios.

The Trust, on behalf of certain Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2023, brokerage commission recaptured under these

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agreements was as follows:

Portfolio	Amount
ClearBridge Dividend Growth	$8,288
Cohen & Steers Realty	45,170
Emerging Markets Equity	408
International Equity	3,523
Large-Cap Core	1,497
Large-Cap Growth	12,163
Large-Cap Value	5,362
Mid-Cap Growth	2,631
Mid-Cap Value	6,130
Small-Cap Growth	30,680
Small-Cap Value	43,759

AST Investment Services, Inc., Jennison, PAD, PGIM, Inc., PGIM Investments and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential.

4. Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent and shareholder servicing agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or any Trustee who receives compensation from the Investment Manager, a subadviser or their respective affiliates. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Portfolios bear all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Government Money Market Fund, a series of the Prudential Government Money Market Fund, Inc. and/or in the PGIM Core Ultra Short Bond Fund, a series of Prudential Investment Portfolios 2 (together with PGIM Core Government Money Market Fund, the “Core Funds”), each registered under the 1940 Act and managed by PGIM Investments. The Portfolios may invest their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Funds and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers.

For the year ended December 31, 2023, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain (loss) as a result of Rule 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Gain (Loss)
International Equity	$—	$484,977	$(43,155)
Large-Cap Core	126,195	—	—
Large-Cap Growth	415,381	3,126,857	(318,063)
Large-Cap Value	8,656,989	20,353	3,221
MFS Global Equity	564,327	294,404	222,972
Mid-Cap Growth	195,280	110,551	(40,068)
Mid-Cap Value	—	20,695	5,954
Small-Cap Growth	270,986	671,782	59,565

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b.) Foreign Withholding Tax Reclaims

The Portfolios are considered partnerships for tax purposes rather than regulated investment companies (“RICs”). As a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”).

Prudential instituted a process in consultation with the Trust’s independent trustees to reimburse the affected Portfolios for any excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) or permanent detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable) resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the Statement of Assets and Liabilities and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the Statement of Assets and Liabilities. To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2023 Payments
Cohen & Steers Realty	$22,558
Emerging Markets Equity	34,736
International Equity	2,650,608
Large-Cap Core	64,987
Large-Cap Growth	303,200
Large-Cap Value	211,047
MFS Global Equity	9,496
Mid-Cap Growth	773
Mid-Cap Value	1,522
Small-Cap Growth	3,422
Small-Cap Value	5,082
T. Rowe Price Natural Resources	3,411

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2023 Payments
ClearBridge Dividend Growth	$10,776
MFS Global Equity	49,140
Mid-Cap Growth	5,062
Small-Cap Growth	9,783
Small-Cap Value	2,145
T. Rowe Price Natural Resources	136,246

In January 2023, the AST International Value Portfolio (“International Value”) and the AST QMA International Core Equity Portfolio (“QMA International Core Equity”) received $5,121,917 and $498,704, respectively, in voluntary payments from Prudential related to European Union (EU) Withholding Tax reclaims. Both Portfolios merged into International Equity at the

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close of business on March 10, 2023.

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended December 31, 2023, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
ClearBridge Dividend Growth	$175,220,698	$565,331,616
Cohen & Steers Realty	203,011,735	226,676,237
Emerging Markets Equity	164,341,490	186,664,019
International Equity	1,036,454,349	1,100,000,067
Large-Cap Core	244,485,493	276,194,369
Large-Cap Growth	1,398,821,957	1,670,402,462
Large-Cap Value	987,693,698	959,307,549
MFS Global Equity	68,360,716	92,892,853
Mid-Cap Growth	352,127,167	412,557,287
Mid-Cap Value	274,093,015	329,713,476
Small-Cap Growth	975,666,307	1,064,978,219
Small-Cap Value	632,425,155	714,899,918
T. Rowe Price Natural Resources	331,392,813	446,087,386

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2023, is presented as follows:

ClearBridge Dividend Growth

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Fund:

PGIM Institutional Money Market Fund(1)(b)(wb)
$43,707,796	$385,807,376	$394,941,393	$(7,898)	$17,728	$34,583,609	34,597,448	$127,249	(2)

Cohen & Steers Realty

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$—	$62,864,182	$53,343,129	$—	$—	$9,521,053	9,521,053	$145,676

PGIM Institutional Money Market Fund(1)(b)(wb)
2,004,903	457,491,282	426,458,817	(5,285)	(8,075)	33,024,008	33,037,223	84,051	(2)
$2,004,903	$520,355,464	$479,801,946	$(5,285)	$(8,075)	$42,545,061		$229,727

Emerging Markets Equity

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$—	$80,962,607	$69,178,483	$—	$—	$11,784,124	11,784,124	$256,999

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund(1)(b)(wb)
$9,172,674	$87,437,588	$85,991,655	$(1,526)	$3,045	$10,620,126	10,624,375	$17,921	(2)
$9,172,674	$168,400,195	$155,170,138	$(1,526)	$3,045	$22,404,250		$274,920

International Equity

Value, Beginning of Year	Cost of Purchases***	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$—	$173,208,518	$145,886,303	$—	$—	$27,322,215	27,322,215	$609,237

PGIM Core Ultra Short Bond Fund(1)(wb)
—	1,497,992	1,497,992	—	—	—	—	—

PGIM Institutional Money Market Fund(1)(b)(wb)
15,044,811	148,507,488	136,140,140	(4,708)	12,644	27,420,095	27,431,067	42,022	(2)
$15,044,811	$323,213,998	$283,524,435	$(4,708)	$12,644	$54,742,310		$651,259

Large-Cap Core

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$—	$54,299,522	$46,223,069	$—	$—	$8,076,453	8,076,453	$122,623

PGIM Institutional Money Market Fund(1)(b)(wb)
6,629,469	60,129,295	56,641,285	(2,170)	1,029	10,116,338	10,120,386	19,788	(2)
$6,629,469	$114,428,817	$102,864,354	$(2,170)	$1,029	$18,192,791		$142,411

Large-Cap Growth

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$—	$596,789,021	$555,185,896	$—	$—	$41,603,125	41,603,125	$939,719

PGIM Institutional Money Market Fund(1)(b)(wb)
243,366,810	1,430,618,036	1,344,215,263	(5,234)	(1,219)	329,763,130	329,895,088	572,216	(2)
$243,366,810	$2,027,407,057	$1,899,401,159	$(5,234)	$(1,219)	$371,366,255		$1,511,935

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Large-Cap Value

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$—	$354,648,296	$311,473,219	$—	$—	$43,175,077	43,175,077	$762,556

PGIM Institutional Money Market Fund(1)(b)(wb)
156,159,431	1,309,743,978	1,244,741,540	(47,020)	62,746	221,177,595	221,266,101	456,654	(2)
$156,159,431	$1,664,392,274	$1,556,214,759	$(47,020)	$62,746	$264,352,672		$1,219,210

MFS Global Equity

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$—	$76,440,465	$68,452,710	$—	$—	$7,987,755	7,987,755	$189,387

PGIM Institutional Money Market Fund(1)(b)(wb)
42,326,687	342,451,189	319,449,379	(8,584)	5,338	65,325,251	65,351,391	128,229	(2)
$42,326,687	$418,891,654	$387,902,089	$(8,584)	$5,338	$73,313,006		$317,616

Mid-Cap Growth

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$—	$137,476,982	$116,129,576	$—	$—	$21,347,406	21,347,406	$484,099

PGIM Institutional Money Market Fund(1)(b)(wb)
16,460,756	682,526,656	543,307,014	(6,495)	(522)	155,673,381	155,735,675	226,333	(2)
$16,460,756	$820,003,638	$659,436,590	$(6,495)	$(522)	$177,020,787		$710,432

Mid-Cap Value

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$—	$88,370,355	$78,536,470	$—	$—	$9,833,885	9,833,885	$246,877

PGIM Institutional Money Market Fund(1)(b)(wb)
52,611,817	402,960,719	391,717,713	(6,470)	6,690	63,855,043	63,880,596	166,134	(2)
$52,611,817	$491,331,074	$470,254,183	$(6,470)	$6,690	$73,688,928		$413,011

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Small-Cap Growth

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$—	$262,252,345	$238,180,529	$—	$—	$24,071,816	24,071,816	$607,551

PGIM Institutional Money Market Fund(1)(b)(wb)
196,273,933	932,613,380	898,620,282	(33,007)	30,813	230,264,837	230,356,981	671,807	(2)
$196,273,933	$1,194,865,725	$1,136,800,811	$(33,007)	$30,813	$254,336,653		$1,279,358

Small-Cap Value

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$—	$216,859,209	$190,932,530	$—	$—	$25,926,679	25,926,679	$591,544

PGIM Institutional Money Market Fund(1)(b)(wb)
186,567,530	510,160,693	541,423,789	(38,466)	28,519	155,294,487	155,356,629	462,279	(2)
$186,567,530	$727,019,902	$732,356,319	$(38,466)	$28,519	$181,221,166		$1,053,823

T. Rowe Price Natural Resources

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$—	$64,368,545	$59,523,451	$—	$—	$4,845,094	4,845,094	$66,997

PGIM Institutional Money Market Fund(1)(b)(wb)
34,539,013	259,001,823	282,901,683	(2,085)	5,514	10,642,582	10,646,840	79,296	(2)
$34,539,013	$323,370,368	$342,425,134	$(2,085)	$5,514	$15,487,676		$146,293

***	A portion of the amount represents merger activity during the reporting period.
(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6. Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark-to-market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for

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the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2023 are subject to such review.

7. Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The following Portfolios utilized the SCA during the year ended December 31, 2023. The average balance outstanding is for the number of days the Portfolios utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2023
ClearBridge Dividend Growth	$1,884,200	6.40%	10	$2,998,000	$—
Cohen & Steers Realty	1,168,302	6.15	43	3,083,000	—
Emerging Markets Equity	592,939	6.11	82	2,074,000	—
International Equity	643,337	6.17	89	2,218,000	—
Large-Cap Core	840,692	5.76	26	3,489,000	—
Large-Cap Growth	1,536,193	6.09	57	5,624,000	—
Large-Cap Value	900,308	5.97	13	3,279,000	—
MFS Global Equity	1,023,250	5.98	20	2,814,000	—
Mid-Cap Growth	289,167	6.04	36	773,000	—
Mid-Cap Value	459,043	6.18	47	1,824,000	—
Small-Cap Growth	614,167	6.40	6	971,000	—
Small-Cap Value	586,875	6.40	8	920,000	—
T. Rowe Price Natural Resources	1,084,429	6.35	28	2,730,000	—

8. Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2023, all Portfolios offer only a single share class to investors.

As of December 31, 2023, the following number of shares of the Portfolios were owned of record directly or by other

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Portfolios as part of their investments by insurance affiliates of Prudential.

Portfolio	Number of Shares	Percentage of Outstanding Shares
ClearBridge Dividend Growth	13,985,354	87.2%
Cohen & Steers Realty	25,444,466	81.9
Emerging Markets Equity	20,730,619	76.1
International Equity	33,736,375	67.7
Large-Cap Core	8,714,671	67.8
Large-Cap Growth	57,644,635	74.3
Large-Cap Value	47,964,708	74.7
MFS Global Equity	15,234,675	77.9
Mid-Cap Growth	41,171,309	65.6
Mid-Cap Value	7,594,233	57.7
Small-Cap Growth	12,609,730	77.2
Small-Cap Value	21,544,184	75.3
T. Rowe Price Natural Resources	6,552,821	72.2

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Affiliated:
ClearBridge Dividend Growth	4	74.6%
Cohen & Steers Realty	3	81.9
Emerging Markets Equity	2	66.0
International Equity	2	65.4
Large-Cap Core	2	67.8
Large-Cap Growth	3	63.7
Large-Cap Value	4	67.0
MFS Global Equity	2	77.9
Mid-Cap Growth	2	65.6
Mid-Cap Value	2	57.7
Small-Cap Growth	4	69.1
Small-Cap Value	4	67.3
T. Rowe Price Natural Resources	2	61.2
Unaffiliated:
ClearBridge Dividend Growth	1	12.8
Cohen & Steers Realty	1	18.1
Emerging Markets Equity	1	23.9
International Equity	1	32.2
Large-Cap Core	1	32.2
Large-Cap Growth	1	25.5
Large-Cap Value	1	25.2
MFS Global Equity	1	22.1
Mid-Cap Growth	1	34.2
Mid-Cap Value	1	42.3
Small-Cap Growth	1	22.8
Small-Cap Value	1	24.7
T. Rowe Price Natural Resources	1	32.4

For U.S. GAAP purposes, the securities and other assets transferred were recorded at fair value, and the historical cost basis of the assets transferred was not carried forward to the Portfolios.

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9. Risks of Investing in the Portfolios

Each Portfolio’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio.

Risks	ClearBridge Dividend Growth	Cohen & Steers Realty	Emerging Markets Equity	International Equity	Large- Cap Core	Large- Cap Growth
Asset Transfer Program	X	X	X	X	X	X
Blend Style	–	–	–	–	X	–
Currency	–	–	X	–	–	–
Derivatives	–	X	X	X	X	X
Economic and Market Events	X	X	X	X	X	X
Emerging Markets	–	X	X	X	–	–
Equity Securities	X	X	X	X	X	X
Exchange-Traded Funds (ETF)	–	–	X	X	X	–
Expense	X	X	X	X	X	X
Fixed Income Securities	–	–	X	–	–	–
Focus	–	X	–	X	–	–
Foreign Custody	–	–	X	–	–	–
Foreign Investment	X	X	X	X	–	X
Fund of Funds	–	–	–	X	–	–
Investment Style	X	–	–	X	–	X
Large Company	–	–	–	–	X	X
Liquidity and Valuation	–	X	X	X	X	X
Market and Management	X	X	X	X	X	X
Mid-Sized Company	–	–	–	–	–	–
Non-Diversification	–	X	–	–	–	–
Participation Notes (P-Notes)	–	–	X	X	–	–
Portfolio Turnover	–	–	–	X	–	–
Quantitative Model	–	–	–	–	X	–
Real Estate	–	X	–	X	–	–
Redemption	X	X	X	X	X	X
Regulatory	X	X	X	X	X	X
Restricted Securities	–	–	X	–	–	–
Selection	X	–	–	–	–	–
Small-Sized Company	–	–	X	–	–	–
Value Style	–	–	X	–	–	–

Risks	Large- Cap Value	MFS Global Equity	Mid- Cap Growth	Mid- Cap Value	Small- Cap Growth	Small- Cap Value	T. Rowe Price Natural Resources
Asset Transfer Program	X	X	X	X	X	X	X
Blend Style	–	X	–	–	–	–	–
Currency	–	–	–	–	–	–	–
Derivatives	–	–	–	–	–	X	X
Economic and Market Events	X	X	X	X	X	X	X
Emerging Markets	–	X	–	–	–	–	–
Equity Securities	X	X	X	X	X	X	X
Exchange-Traded Funds (ETF)	–	–	–	–	–	–	–
Expense	X	X	X	X	X	X	X
Fixed Income Securities	–	–	–	–	–	–	–

B19

Risks	Large- Cap Value	MFS Global Equity	Mid- Cap Growth	Mid- Cap Value	Small- Cap Growth	Small- Cap Value	T. Rowe Price Natural Resources
Focus	X	X	–	X	–	–	X
Foreign Custody	–	–	–	–	–	–	–
Foreign Investment	X	X	X	X	X	X	X
Fund of Funds	–	–	–	–	–	–	–
Investment Style	X	X	X	X	X	X	X
Large Company	X	X	–	–	–	–	–
Liquidity and Valuation	X	X	–	–	X	X	X
Market and Management	X	X	X	X	X	X	X
Mid-Sized Company	–	–	X	X	–	–	–
Non-Diversification	–	–	–	–	–	–	–
Participation Notes (P-Notes)	–	–	–	–	–	–	–
Portfolio Turnover	–	–	X	–	–	–	X
Quantitative Model	–	–	–	X	–	–	–
Real Estate	–	–	–	–	–	X	–
Redemption	X	X	X	X	X	X	X
Regulatory	X	X	X	X	X	X	X
Restricted Securities	–	–	–	–	–	–	–
Selection	–	–	–	–	–	–	–
Small-Sized Company	–	–	–	–	X	X	–
Value Style	–	–	–	X	–	–	–

Asset Transfer Program Risk: Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.

Blend Style Risk: The Portfolio’s blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio’s assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Portfolio to underperform the market in general, its benchmark, and have a notable impact on settlement performance and other mutual funds.

Currency Risk: This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that foreign currency. The overall impact on a portfolio’s holdings can be significant, and long-lasting, depending on the currencies represented in the portfolio and how each foreign currency appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the portfolio

B20

does not engage in extensive foreign currency hedging programs. Further, since exchange rate movements are volatile, a portfolio’s attempt at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.

Derivatives Risk: A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; the price of derivatives may be more volatile than the prices of traditional equity and debt securities, and changes in a derivative’s value may not correlate perfectly with the assets, rates, indicies or instruments it is designed to hedge or closely track. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.

Economic and Market Events Risk: Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.

Emerging Markets Risk: The risks of non-U.S. investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the Manager or a Portfolio’s Subadviser(s) to evaluate local companies or their potential impact on a Portfolio’s performance. Characteristics of emerging market economies can include heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, business practices that depart from norms for developed countries, and generally less liquid markets. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Regulatory regimes outside of the U.S. may not require or enforce corporate governance standards comparable to that of the U.S., which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, the Middle East, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity Securities Risk: The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.

Exchange-Traded Funds (ETF) Risk: An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

B21

Expense Risk: The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table in the Portfolio’s prospectus for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Fixed Income Securities Risk: Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. In recent years, the US government began implementing increases to the federal funds interest rate and there may be further rate increases. To the extent rates increase substantially and/or rapidly, the a Portfolio with significant investment in fixed income investments may be subject to significant losses. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.

Focus Risk: The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio invests in the securities of a small number of issuers and has greater exposure to adverse developments affecting those issuers and a resulting decline in the market price of those issuers’ securities as compared to a portfolio that invests in the securities of a larger number of issuers.

Foreign Custody Risk: If a Portfolio invests in foreign securities, the Portfolio may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each, a Subcustodian). Some foreign Subcustodians may be recently organized or new to the foreign custody business. In some countries, Subcustodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Portfolio’s ability to recover its assets if a Subcustodian enters bankruptcy or if other disputes or proceedings arise related to a Portfolio’s assets. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries and a Portfolio may be limited in its ability to enforce contractual rights or obligations.

Foreign Investment Risk: Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, U.S. markets; foreign financial reporting and tax standards usually differ from those in the U.S.; foreign exchanges are often less liquid than U.S. markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.

Fund of Funds Risk: In addition to the risks associated with the investment in underlying portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of underlying portfolios’ expenses, which will reduce the Portfolio’s performance.

Investment Style Risk: Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.

Large Company Risk: Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity and Valuation Risk: The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the

B22

Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk: Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Mid-Sized Company Risk: The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.

Non-Diversification Risk: The Portfolio is a non-diversified portfolio, and therefore, it can invest in fewer individual companies than a diversified portfolio. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Portfolio may be subject to a greater risk of loss than a fund that has a diversified portfolio.

Participation Notes (P-Notes) Risk: The Portfolio may gain exposure to securities traded in foreign markets through P-notes. In addition to risks similar to those associated with a direct investment in the underlying security, such as foreign investment risk, the holder of a P-note is not entitled to the same rights as an underlying security’s direct owner and P-notes are considered general unsecured contractual obligations and are subject to counterparty credit risks.

Portfolio Turnover Risk: A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

Quantitative Model Risk: The Portfolio and certain underlying portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance. When models prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Portfolio to potential risks. Models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect.

Real Estate Risk: Investments in real estate investment trusts (“REITs”) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify for favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Higher interest rates have a negative impact on real estate markets by increasing financing costs associated with purchasing new real estate or refinancing debt obligations. Additionally, occupancy rates for commercial real estate can reduce the value of existing real estate investments and rental income.

Redemption Risk: A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.

Regulatory Risk: The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the “SEC”), and depending on the Portfolio, the Commodity Futures Trading Commission. Similarly, the businesses and other issuers of the securities and other instruments

B23

in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

Restricted Securities Risk: The Portfolio may invest in restricted securities. Restricted securities are subject to legal and contractual restrictions on resale. Restricted securities are not traded on established markets and may be classified as illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Portfolio.

Selection Risk: The subadviser will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results and the Portfolio may underperform the market, the relevant indices, or other funds with similar investment objectives and strategies as a result of such investment decisions.

Small-Sized Company Risk: Securities of small-sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.

Value Style Risk: Value style investing attempts to identify companies that are believed to be undervalued. Value stocks typically have prices that are low relative to factors such as the company’s earnings, cash flow or dividends. Since the Portfolio may invest significantly in value stocks or use a value investment style, there is the risk that value stocks or the value style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or at all or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value investing style may perform better or worse than equity portfolios that focus on growth stocks or that have a broader investment style.

10. Reorganization

On September 20-22, 2021, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of AST MFS Large-Cap Value Portfolio (“MFS Large-Cap Value”) and AST T. Rowe Price Large-Cap Value Portfolio (“T. Rowe Price Large-Cap Value”) (the “Merged Portfolios”) for shares of Large-Cap Value (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolios, respectively. Shareholders approved the Plan at a meeting on January 10, 2022 and the reorganization took place at the close of business on February 11, 2022.

On the reorganization date, the Merged Portfolios had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolios	Total Investment Value	Total Investment Cost
MFS Large-Cap Value	$724,710,816	$550,559,926
T. Rowe Price Large-Cap Value	1,648,475,887	1,222,619,241

The purpose of the transaction was to combine three portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on February 11, 2022:

Merged Portfolios		Shares
MFS Large-Cap Value		25,222,752
T. Rowe Price Large-Cap Value		74,073,364
Acquiring Portfolio	Shares	Value
Large-Cap Value	52,507,570	$2,373,867,252

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolios	Unrealized Appreciation on Investments	Net Assets
MFS Large-Cap Value	$174,150,890	$ 725,883,056

B24

Merged Portfolios	Unrealized Appreciation on Investments	Net Assets
T. Rowe Price Large-Cap Value	425,856,646	1,647,984,196
Acquiring Portfolio		Net Assets
Large-Cap Value		$1,280,028,272

Assuming the acquisition had been completed on January 1, 2022, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2022 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized loss on investments (b)	Net decrease in net assets resulting from operations
Large-Cap Value	$51,989,720	$(152,445,198)	$(100,455,478)

a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net investment income from the Merged Portfolios pre-merger as follows: MFS Large-Cap Value $552,202 and T. Rowe Price Large-Cap Value $1,299,612.

(b)

Net realized and unrealized loss on investments as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net realized and unrealized gain (loss) on investments from the Merged Portfolios pre-merger as follows: MFS Large-Cap Value $(40,868,722) and T. Rowe Price Large-Cap Value $12,148,688.

Since both the Merged Portfolios and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolios that have been included in the Acquiring Portfolio’s Statement of Operations since February 11, 2022.

On January 18-19, 2022, the Board approved Agreements and Plans of Reorganization (the “Plans”) which provided for the transfer of all the assets of AST Jennison Large-Cap Growth Portfolio (“Jennison Large-Cap Growth”), AST Loomis Sayles Large-Cap Growth Portfolio (“Loomis Sayles Large-Cap Growth”) and AST MFS Growth Portfolio (“MFS Growth”), (the “Merged Portfolios”) for shares of Large-Cap Growth (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolios, respectively. Shareholders approved the Plan at a meeting on May 31, 2022 and the reorganization took place at the close of business on June 10, 2022.

On the reorganization date, the Merged Portfolios had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolios	Total Investment Value	Total Investment Cost
Jennison Large-Cap Growth	$579,336,606	$323,987,264
Loomis Sayles Large-Cap Growth	1,080,908,751	903,592,922
MFS Growth	761,042,188	732,655,438

The purpose of the transaction was to combine four portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on June 10, 2022:

Merged Portfolios		Shares
Jennison Large-Cap Growth		12,117,424
Loomis Sayles Large-Cap Growth		15,056,894
MFS Growth		19,709,554
Acquiring Portfolio	Shares	Value
Large-Cap Growth	45,781,535	$2,422,758,807

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios were carried forward to reflect the tax-free status of the acquisition.

B25

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolios	Unrealized Appreciation on Investments	Net Assets
Jennison Large-Cap Growth	$255,349,342	$ 578,236,185
Loomis Sayles Large-Cap Growth	177,315,829	1,084,185,198
MFS Growth	28,386,750	760,337,424
Acquiring Portfolio		Net Assets
Large-Cap Growth		$1,816,288,238

Assuming the acquisition had been completed on January 1, 2022, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2022 would have been as follows:

Acquiring Portfolio	Net investment loss (a)	Net realized and unrealized loss on investments (b)	Net decrease in net assets resulting from operations
Large-Cap Growth	$(11,936,484)	$(2,101,855,276)	$(2,113,791,760)

(a)

Net investment loss as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio plus net investment loss from the Merged Portfolios pre-merger as follows: Jennison Large-Cap Growth $(1,621,255), Loomis Sayles Large-Cap Growth $(622,902) and MFS Growth $(1,830,509).

(b)

Net realized and unrealized loss on investments as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net realized and unrealized loss on investments from the Merged Portfolios pre-merger as follows: Jennison Large-Cap Growth $(321,612,427), Loomis Sayles Large-Cap Growth $(432,482,344) and MFS Growth $(316,705,575).

Since both the Merged Portfolios and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolios that have been included in the Acquiring Portfolio’s Statement of Operations since June 10, 2022.

On January 18-19, 2022, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of Goldman Sachs Small-Cap Value (the “Merged Portfolio”) for shares of Small-Cap Value (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio, respectively. Shareholders approved the Plan at a meeting on May 25, 2022 and the reorganization took place at the close of business on June 10, 2022.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
Goldman Sachs Small-Cap Value	$419,334,866	$431,855,591

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on June 10, 2022:

Merged Portfolio		Shares
Goldman Sachs Small-Cap Value		14,622,761
Acquiring Portfolio	Shares	Value
Small-Cap Value	12,191,482	$419,630,823

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio was carried forward to reflect the tax-free status of the acquisition.

B26

The net assets and net unrealized (depreciation) immediately before the acquisition were as follows:

Merged Portfolio	Unrealized Depreciation on Investments	Net Assets
Goldman Sachs Small-Cap Value	$(12,520,725)	$419,630,823
Acquiring Portfolio		Net Assets
Small-Cap Value		$796,761,594

Assuming the acquisition had been completed on January 1, 2022, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2022 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized loss on investments (b)	Net decrease in net assets resulting from operations
Small-Cap Value	$9,852,399	$(217,346,850)	$(207,494,451)

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net investment income from the Merged Portfolio pre-merger as follows: Goldman Sachs Small-Cap Value $1,059,886.

(b)

Net realized and unrealized loss on investments as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net realized and unrealized loss on investments from the Merged Portfolio pre-merger as follows: Goldman Sachs Small-Cap Value $(78,831,293).

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since June 10, 2022.

On March 8-9, 2022, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of AST Small-Cap Growth Opportunities Portfolio (“Small-Cap Growth Opportunities”) (the “Merged Portfolio”) for shares of Small-Cap Growth (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio, respectively. Shareholders approved the Plan at a meeting on August 2, 2022 and the reorganization took place at the close of business on September 9, 2022.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
Small-Cap Growth Opportunities	$561,076,095	$552,869,647

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on September 9, 2022:

Merged Portfolio		Shares
Small-Cap Growth Opportunities		22,069,951
Acquiring Portfolio	Shares	Value
Small-Cap Growth	8,229,227	$531,854,923

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio was carried forward to reflect the tax-free status of the acquisition.

B27

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Unrealized Appreciation on Investments	Net Assets
Small-Cap Growth Opportunities	$8,206,448	$531,854,923
Acquiring Portfolio		Net Assets
Small-Cap Growth		$659,532,518

Assuming the acquisition had been completed on January 1, 2022, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2022 would have been as follows:

Acquiring Portfolio	Net investment loss (a)	Net realized and unrealized loss on investments (b)	Net decrease in net assets resulting from operations
Small-Cap Growth	$(5,231,348)	$(476,035,142)	$(481,266,490)

(a)

Net investment loss as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net investment loss from the Merged Portfolio pre-merger as follows: Small-Cap Growth Opportunities $(2,266,548).

(b)

Net realized and unrealized loss on investments as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net realized and unrealized loss on investments from the Merged Portfolio pre-merger as follows: Small-Cap Growth Opportunities $(183,384,882).

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since September 9, 2022.

On September 19-20, 2022, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of AST Cohen & Steers Global Realty Portfolio (“Cohen & Steers Global Realty”) (the “Merged Portfolio”) for shares of Cohen & Steers Realty (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio, respectively. The reorganization took place at the close of business on January 20, 2023.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
Cohen & Steers Global Realty	$70,730,207	$70,740,196

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on January 20, 2023:

Merged Portfolio		Shares
Cohen & Steers Global Realty		4,870,971
Acquiring Portfolio	Shares	Value
Cohen & Steers Realty	4,462,717	$70,912,566

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio was carried forward to reflect the tax-free status of the acquisition.

B28

The net assets and net unrealized depreciation immediately before the acquisition were as follows:

Merged Portfolio	Unrealized Depreciation on Investments	Net Assets
Cohen & Steers Global Realty	$(9,989)	$70,912,566
Acquiring Portfolio		Net Assets
Cohen & Steers Realty		$462,345,673

Assuming the acquisition had been completed on January 1, 2023, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2023 would have been as follows:

Acquiring Portfolio	Net investment income (loss) (a)	Net realized and unrealized gain (loss) on investments (b)	Net increase (decrease) in net assets resulting from operations
Cohen & Steers Realty	$10,133,599	$45,891,955	$56,025,554

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2023) of the Acquiring Portfolio, plus net investment income from the Merged Portfolio pre-merger as follows: Cohen & Steers Global Realty $701.

(b)

Net realized and unrealized loss on investments as reported in the Statement of Operations (Year ended December 31, 2023) of the Acquiring Portfolio, plus net realized and unrealized gain on investments from the Merged Portfolio pre-merger as follows: Cohen & Steers Global Realty $3,970,991.

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since January 20, 2023.

On September 19-20, 2022, the Board approved Agreements and Plans of Reorganization (the “Plans”) which provided for the transfer of all the assets of International Value, AST J.P. Morgan International Equity Portfolio (“J.P. Morgan International Equity”), QMA International Core Equity and PSF International Growth Portfolio (the “Merged Portfolios”) for shares of International Equity (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolios, respectively. Shareholders approved the Plan at a meeting on February 8, 2023 and the reorganization took place at the close of business on March 10, 2023.

On the reorganization date, the Merged Portfolios had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolios	Total Investment Value	Total Investment Cost
International Value	$290,165,715	$283,112,875
J.P. Morgan International Equity	354,159,015	321,800,446
QMA International Core Equity	9,668,579	9,627,834
PSF International Growth Portfolio	68,285,638	55,466,374

The purpose of the transaction was to combine five portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on March 10, 2023:

Merged Portfolios	Class	Shares
International Value	—	13,342,724
J.P. Morgan International Equity	—	10,498,780
QMA International Core Equity	—	833,955
PSF International Growth Portfolio	I	6,838,861
PSF International Growth Portfolio	II	11,034

B29

Acquiring Portfolio	Shares	Value
International Equity	32,436,795	$731,774,104

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolios	Class	Unrealized Appreciation on Investments	Net Assets
International Value	—	$7,052,840	$294,975,613
J.P. Morgan International Equity	—	32,358,569	354,801,023
QMA International Core Equity	—	40,745	11,906,037
PSF International Growth Portfolio	I	12,799,636	69,984,112
PSF International Growth Portfolio	II	19,628	107,319
Acquiring Portfolio			Net Assets
International Equity			$455,896,652

Assuming the acquisition had been completed on January 1, 2023, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2023 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized gain on investments (b)	Net increase in net assets resulting from operations
International Equity	$33,992,569	$172,006,261	$205,998,830

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2023) of the Acquiring Portfolio, plus net investment income from the Merged Portfolios pre-merger as follows: International Value $5,349,932, J.P. Morgan International Equity $428,536, QMA International Core Equity $544,837, PSF International Growth Portfolio $4,683.

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (Year ended December 31, 2023) of the Acquiring Portfolio, plus net realized and unrealized loss on investments from the Merged Portfolios pre-merger as follows: International Value $15,174,340, J.P. Morgan International Equity $15,256,155, QMA International Core Equity $385,646, PSF International Growth Portfolio $3,304,164.

Since both the Merged Portfolios and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolios that have been included in the Acquiring Portfolio’s Statement of Operations since March 10, 2023.

11. Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to each Portfolio.

B30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advanced Series Trust and Shareholders of AST ClearBridge Dividend Growth Portfolio, AST Cohen & Steers Realty Portfolio, AST Emerging Markets Equity Portfolio, AST International Equity Portfolio, AST Large-Cap Core Portfolio, AST Large-Cap Growth Portfolio, AST Large-Cap Value Portfolio, AST MFS Global Equity Portfolio, AST Mid-Cap Growth Portfolio, AST Mid-Cap Value Portfolio, AST Small-Cap Growth Portfolio, AST Small-Cap Value Portfolio and AST T. Rowe Price Natural Resources Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AST ClearBridge Dividend Growth Portfolio, AST Cohen & Steers Realty Portfolio, AST Emerging Markets Equity Portfolio, AST International Equity Portfolio, AST Large-Cap Core Portfolio, AST Large-Cap Growth Portfolio, AST Large-Cap Value Portfolio, AST MFS Global Equity Portfolio, AST Mid-Cap Growth Portfolio, AST Mid-Cap Value Portfolio, AST Small-Cap Growth Portfolio, AST Small-Cap Value Portfolio and AST T. Rowe Price Natural Resources Portfolio (thirteen of the portfolios constituting Advanced Series Trust, hereafter collectively referred to as the “Portfolio”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the four years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of AST Cohen & Steers Realty Portfolio, AST Emerging Markets Equity Portfolio, AST International Equity Portfolio, AST Large-Cap Core Portfolio, AST Large-Cap Growth Portfolio, AST Large-Cap Value Portfolio, AST MFS Global Equity Portfolio, AST Mid-Cap Growth Portfolio, AST Mid-Cap Value Portfolio, AST Small-Cap Growth Portfolio, AST Small-Cap Value Portfolio and AST T. Rowe Price Natural Resources Portfolio as of and for the year ended December 31, 2019 and the financial highlights for the year ended December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 12, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

The financial statements of AST ClearBridge Dividend Growth Portfolio as of and for the year ended December 31, 2019 and the financial highlights for the year ended December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 24, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 15, 2024

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

C1

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

Information about the Board Members and the officers of the Trust is set forth below. Board members who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Trust are referred to as “Interested Board Members.” The Board Members oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Board Members

Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service

Susan Davenport Austin 1967 No. of Portfolios Overseen: 60

Chief Financial Officer and Chief Operating Officer of Grace Church School (since September 2019); President, Candide Business Advisors, Inc. (since 2011); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014).

Director of NextEra Energy Partners, LP (NYSE: NEP) (since February 2015); Member of the Board of Directors, Hubbard Radio, LLC (since 2011); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; formerly Member of the Board of Directors, The MacDowell Colony (2010-2021).

Since February 2011

Sherry S. Barrat 1949 No. of Portfolios Overseen: 60	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (since July 2013).	Since January 2013

Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 60	Chairman of the Board of Fellows of Weill Cornell Medicine (since 2014); Director of Apollo Global Management, Inc. (since 2022); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director of the Asia-Pacific Fund, Inc. (2006-2019); formerly Director of Sotheby’s (2014-2019) auction house and art-related finance.	Since September 2014

Kay Ryan Booth 1950 No. of Portfolios Overseen: 60	Trinity Investors (since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013

Stephen M. Chipman 1961 No. of Portfolios Overseen: 60	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018-June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Board of Directors of Willis Towers Watson Public Limited Company (WTW) (since April 2023); Chairman of the Board of Auxadi Holdco, S.L. (since February 2022); Non-Executive Director of Auxadi Holdco, S.L (since November 2020); Non-Executive Director of Stout (since January 2020); formerly Non-Executive Director of Clyde & Co. (January 2020-June 2021); Formerly Non-Executive Chairman (September 2019-January 2021) of Litera Microsystems.	Since January 2018

Robert F. Gunia 1946 No. of Portfolios Overseen: 60	Director of ICI Mutual Insurance Company (June 2020-June 2023; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

D1

Independent Board Members

Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service

Thomas M. O’Brien 1950 No. of Portfolios Overseen: 60

Chairman, Chief Executive Officer and President of Sterling Bancorp (since June 2020); Chairman, Chief Executive Officer and President of Sterling Bank and Trust, F.S.B.; formerly Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (October 2018-March 2020); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Since July 2003

Interested Board Member

Timothy S. Cronin 1965 Number of Portfolios Overseen: 60

Vice President of Prudential Annuities (since May 2003); Senior Vice President of PGIM  Investments LLC (since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since March 2006).

		None.	Since October 2009

Officers(a)

Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer

Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019

Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary

Chief Legal Officer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2019

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

D2

Officers(a)

Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since March 2021

Andrew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.	Since June 2022

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Elyse M. McLaughlin 1974 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

D3

Officers(a)

Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

Alina Srodecka, CPA 1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003 – May 2006); formerly Tax Manager at Deloitte & Touché (October 1997 – January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994 – May 1997).	Since June 2017

(a) Excludes Mr. Cronin, an Interested Board Member who also serves as President and Principal Executive Officer of the Trust.

Explanatory Notes to Tables:

Timothy S. Cronin is an Interested Board Member because he is an officer of the Trust and an officer of the Manager.

Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Board Members or Officers. The Independent Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Board Member.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America.

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Board Member. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Rock ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

D4

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges, and expenses of the portfolios and on the contracts and should be read carefully.

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the appropriate phone number listed below and on the website of the SEC at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling the appropriate phone number listed below, on the website of the SEC at www.sec.gov., and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the SEC a complete listing of portfolio holdings as of its first and third calendar quarter-end, which are publicly available on Form N-PORT. Form N-PORT is available on the SEC’s website at www.sec.gov or call (800) SEC-0330. Additionally, the Trust makes a complete listing of portfolio holdings as of its first and third calendar quarter-end available on its website listed above.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

    The Prudential Insurance Company of America

    751 Broad Street

    Newark, NJ 07102-3714

Every year we will send you an updated summary prospectus. We will also send you or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report, and a semiannual report, which contain important financial information about the Portfolios.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semiannual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise. Householding is not yet available on all products. You should be aware that by calling (800) 778-2255, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2024 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-A

Advanced Series Trust

ANNUAL REPORT    December 31, 2023

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Bond Portfolio 2026

AST Bond Portfolio 2027

AST Bond Portfolio 2028

AST Bond Portfolio 2029

AST Bond Portfolio 2030

AST Bond Portfolio 2031

AST Bond Portfolio 2032

AST Bond Portfolio 2033

AST Bond Portfolio 2034

AST Core Fixed Income Portfolio

AST Government Money Market Portfolio

AST High Yield Portfolio

AST Investment Grade Bond Portfolio

AST Multi-Sector Fixed Income Portfolio

AST Quantitative Modeling Portfolio

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2023

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments, Financial Statements, and
Financial Highlights

	Glossary	A1
	AST Bond Portfolio 2023	A3
	AST Bond Portfolio 2024	A6
	AST Bond Portfolio 2025	A11
	AST Bond Portfolio 2026	A16
	AST Bond Portfolio 2027	A21
	AST Bond Portfolio 2028	A26
	AST Bond Portfolio 2029	A31
	AST Bond Portfolio 2030	A36
	AST Bond Portfolio 2031	A41
	AST Bond Portfolio 2032	A46
	AST Bond Portfolio 2033	A51
	AST Bond Portfolio 2034	A56
	AST Core Fixed Income Portfolio	A61
	AST Government Money Market Portfolio	A134
	AST High Yield Portfolio	A139
	AST Investment Grade Bond Portfolio	A166
	AST Multi-Sector Fixed Income Portfolio	A186
	AST Quantitative Modeling Portfolio	A215

Section B	Notes to Financial Statements	B1

Section C	Report of Independent Registered Public Accounting Firm	C1

Section D	Information about Board Members and Officers	D1

∎	APPENDIX A

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Holders	Annual Report	December 31, 2023

∎	DEAR CONTRACT OWNER:

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin
President,
Advanced Series Trust	January 31, 2024

Market Overview — unaudited	Annual Report	December 31, 2023

Equity Market Overview

Easing inflationary pressures, hopes for central bank interest rate cuts, and artificial intelligence (AI) excitement helped drive equity returns sharply higher in 2023. Markets rose despite several headwinds, including the failure of several high-profile banks in the spring and Hamas’ attack on Israel in October. Anticipation of a rate-cut pivot pushed the 10-year US Treasury yield lower, which helped bond markets post gains for the first time in two years. Conversely, oil and gas prices retreated based on fears of oversupply.

Equities rally worldwide during the year

US equities were led by the tech-heavy Nasdaq Composite, which soared 43.42%. The large-cap S&P 500 Index advanced 26.29%, and the broad-based Russell 3000 Index added 25.96%. Stocks gained internationally as well, with the MSCI ACWI Ex-US Index—a gauge of stock performance in developed and emerging markets outside the US—gaining 15.62%. (Performance is based on net returns in US dollars unless stated otherwise and assumes reinvestment of dividends.)

Rate-cut expectations drove market sentiment

The US Federal Reserve (the Fed) hiked the federal funds rate four times in 2023 but paused at its September Federal Open Market Committee (FOMC) meeting. Market enthusiasm spiked in December when the Fed held interest rates steady for the third consecutive FOMC meeting. After the December meeting, Fed Chairman Jerome Powell noted that rates were “likely at or near peak,” and the Fed signaled the potential for several rate cuts in 2024.

During the year, inflation trended lower while still remaining above the Fed’s 2% target. Gross domestic product gained steadily in both the first and second quarters, followed by faster-than-expected growth in the third quarter.

Generative AI boosts US technology stocks

Enthusiasm over generative AI and its implications for both labor and operational efficiencies drove US stock market gains during the year. The market capitalization of NVIDIA Corp., maker of an overwhelming majority of the chips needed for generative AI programs, surged to over $1 trillion. In all, seven mega-tech companies—Apple, Inc., Alphabet, Inc., Microsoft Corp., Amazon.com, Inc., Meta Platforms, Inc., Tesla, Inc.,and NVIDIA Corp. (also known as the Magnificent Seven)—accounted for most of the S&P 500 Index’s positive returns in 2023.

Fueled by technology stocks, growth equities handily outperformed value equities. During the year, the Russell 1000 Growth Index surged 42.68%, significantly higher than the 11.46% gain of the Russell 1000 Value Index. The Russell Midcap Index rose 17.23%, and the small-cap Russell 2000 Index added 16.93%.

Financials gain despite rising rates and bank failures

While financial services stocks ultimately ended the year higher, challenges proliferated as bank profit margins were squeezed by higher interest rates and elevated borrowing costs. Higher rates prompted concerns about liquidity, which then led to several bank runs. Over the course of a few weeks in the spring, the deposits of Silicon Valley Bank Group, Signature Bank, and First Republic Bank were all seized by the Federal Deposit Insurance Corporation, significantly impacting other regional banking stocks. Fears also spread to Europe as the 167-year-old Credit Suisse AG suffered a similar demise before it was absorbed by its rival UBS Group AG.

Oil and gas prices plummet

Despite increasing geopolitical strife in the Middle East and the continuation of the Russia-Ukraine war, oil prices fell during the year. Fears of oversupply weighed on markets, combined with a weaker-than-expected recovery in China. Natural gas prices experienced double-digit losses on record production, higher supply inventories, and a warm start to winter in the northern hemisphere.

Developed markets rally

European equities rose as inflation cooled during 2023. However, unlike the Fed in the United States, neither the European Central Bank nor the Bank of England gave any indication of potential interest rate cuts in 2024. Macroeconomic data in the region remained uncertain.

Japan’s negative interest rate policy, which has been in place since 2016, continued even as inflation remained above the Bank of Japan’s 2% target. The Bank of Japan maintained its conservative guidance, although indications surfaced that it would begin adjusting its ultra-loose monetary policy. Japanese stocks posted solid gains into year-end, helped by better earnings and corporate governance reform.

Developed equity markets outside the US and Canada, as measured by the MSCI EAFE Index, rose 18.85% during the year, while the MSCI Europe Index gained 19.89% and the MSCI Japan Index soared 20.32%.

Market Overview — unaudited (continued)	Annual Report	December 31, 2023

Emerging-market stocks trail as China’s recovery disappoints

Emerging-market stocks gained but underperformed their developed-market peers. The year began with strong hopes for a recovery in China as the country lifted its zero-COVID policy. When that optimism faded following the policy change, confidence waned and pushed down the value of stocks in China. Meanwhile, Indian stocks posted strong returns on bullish sentiment due to solid economic growth and robust international investments.

In Latin America, Mexico’s central bank said interest rate cuts were possible in early 2024 and revised its inflation and growth forecast for the year, while Brazil began its monetary policy easing during the summer. In Argentina, newly elected President Javier Milei lifted the value of stocks with his ideas for economic reform.

Fixed Income Market Overview

After a dismal bond market performance for most of 2023, strong rallies in November and December lifted fixed income prices. The potential end of central bank interest rate hikes and the growing possibility of rate cuts in 2024 were the driving forces behind the renewed strength in bonds.

The rally in bond prices pushed the US 10-year Treasury yield from 5.0% to below 4.0% in a matter of weeks, and the yield ultimately ended the year at 3.88%. (Yields move inversely to prices.) Bonds registered their first gain in two years, with the Bloomberg US Aggregate Bond Index gaining 5.53%. Bonds issued by the US government and indexed to inflation, or Treasury inflation-protected securities (TIPS), added 3.90% per the Bloomberg US TIPS Index.

High yield bonds (i.e., debt rated below investment grade) were the standout performers, rising 13.46%, as measured by the Bloomberg US Corporate High Yield Index. Emerging-market debt, based on the J.P. Morgan EMBI Global Diversified Index, also posted solid gains, up 11.09%. (All returns cited are in US dollars unless stated otherwise.)

Central bankers turn dovish

The year began with consistently hawkish comments from developed-market central banks and continued interest rate hikes. (A hawkish view signals a tighter monetary policy supported by the potential for higher rates. A dovish view signals the potential for a looser monetary policy supported by holding rates steady or lowering them.) Over the reporting period, the Federal Reserve (the Fed) raised rates by an additional 100 basis points. (One basis point equals 0.01%.)

While remaining above the Fed’s 2% target, inflation began to cool in the second half of 2023. Slowing pricing pressures prompted the Fed to pause interest rate hikes at its September Federal Open Market Committee (FOMC) meeting, and it held rates steady through the end of the year. The pause lifted market expectations that the Fed was likely done hiking and increased hopes for future rate cuts. After the December FOMC meeting, Fed Chairman Jerome Powell noted that rates were “likely at or near peak,” and the Fed signaled the potential for several rate cuts in 2024.

The European Central Bank (ECB) also paused interest rate hikes at its October meeting amid a cooling inflation environment. However, ECB officials stated that any hope of rate cuts would be “premature” and that the fight against inflation would continue. Despite a rising inflation trend, the Bank of Japan maintained its negative interest rate policy. However, the Bank of Japan began to loosen its grip on long-term interest rates, and signs emerged of a possible end to the country’s ultra-loose monetary policy.

Investors hope for a soft landing

The US economy proved resilient, as gross domestic product showed better-than-expected real growth in 2023, buoyed by strength in manufacturing and robust (albeit moderating) consumer spending, particularly on travel and entertainment. With inflation cooling and employment growth slowing, investors’ anticipation of a soft landing increased. (A soft landing refers to the central bank tightening monetary policy enough to slow the economy and lower inflation without causing a recession.)

Treasury yields spike but end the year unchanged

Throughout 2023, yields on short-term US Treasuries were higher than those of longer-dated issues, referred to as yield curve inversion. (Typically, longer-term issues command a higher yield than shorter issues.) While the yield curve inversion continued into year-end, interest rates started to normalize.

The 10-year US Treasury yield began the year at 3.88%, spiked as high as 5% in October, only to end the year back at 3.88%. This drop in yields helped the US Treasury market post its first annual gain since 2020. Short-maturity yields, which are more sensitive to changes in monetary policy, declined the most during the year.

Government bonds in the United Kingdom, Germany, and Japan followed a similar path, with 10-year yields retreating from highs earlier in the year.

Credit spreads widen

Spreads and yields tightened into year-end as risk assets benefited from easing pricing pressures, better-than-feared third-quarter corporate earnings, and expectations that the Fed would pivot to interest rate cuts sometime in 2024. (Risk assets generally refer to assets that potentially have a significant

Market Overview — unaudited (continued)	Annual Report	December 31, 2023

degree of price volatility, such as equities, high yield bonds, real estate, and currencies.) These solid fundamentals helped US investment-grade corporate spreads tighten. US high yield bonds rallied strongly amid lower new issuances, resilient economic data, and an ongoing supply deficit.

Emerging-market bond performance varies by region

Emerging-market bonds delivered positive returns in US dollar terms but underperformed their developed-market bond peers. Similar to equities, performance diverged by region. Latin America was the strongest performer, as local-currency bonds benefited from strong domestic economies. Asian bonds had a more mixed performance, as China’s economic headwinds and geopolitical tensions impacted the country’s sovereign bonds. Geopolitical strife caused bonds in emerging-market Europe, the Middle East, and Africa to lag.

AST Bond Portfolio 2023	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	6.05%	2.68%	3.16%
Bloomberg Fixed Maturity (2023) Zero Coupon Swaps Index	4.96	2.52	3.21
Bloomberg US Aggregate Bond Index	5.53	1.10	1.81

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST Bond Portfolio 2023 returned 6.05%. The Portfolio outperformed both the Bloomberg Fixed Maturity (2023) Zero Coupon Swaps Index and the Bloomberg US Aggregate Bond Index.

What were the market conditions during the reporting period?

A shift in fundamentals—most notably, inflation—helped drive the repricing of markets in calendar year 2023 (the reporting period). Rate volatility increased as markets began pricing in aggressive Federal Open Market Committee (FOMC) policy tightening and the possibility of a hard economic landing. (When central banks raise interest rates enough to cause a significant economic slowdown or a recession, it is known as a hard landing. When they raise rates just enough to slow the economy and lower inflation without causing a recession, it is known as a soft landing.)

The US economy proved resilient amid moderating consumer spending. Consumption was supported by household savings, which fell below pre-pandemic levels, and by credit card usage, which spiked 4.7% (or $1.08 trillion) in the third quarter. During the second half of the reporting period, the US labor market showed signs of loosening amid a marked rise in labor action, most notably from auto workers. Heading into the final months of the reporting period, November’s job gains were below the monthly average of 240,000 year-over-year.

Over the reporting period, the US Federal Reserve (the Fed) tightened monetary policy by an additional 100 basis points. (One basis point equals 0.01%.) Although remaining above the Fed’s 2% target, inflation continued to show signs of cooling. In addition, the developments in consumer spending and the labor market data raised hopes of a US soft landing. In December, the FOMC kept rates on hold for a third consecutive meeting, thereby increasing market expectations that the Fed is likely done hiking interest rates and that its next move would be to cut rates. This led to an end-of-year rally that dropped the US 10-year Treasury yield from 5.0% to below 4.0% in a matter of weeks to end the reporting period at 3.88%.

In the elevated-volatility environment, US investment-grade corporate spreads tightened as expectations for an economic hard landing dissipated and fundamentals remained solid. US high yield bonds posted significant gains over the reporting period amid limited new issuances, resilient economic data, and an ongoing supply deficit. Securitized credit spreads were mixed, with high-quality collateralized loan obligation spreads tightening over the reporting period and commercial mortgage-backed securities spreads widening slightly as the commercial real estate sector remained challenged. Meanwhile, agency mortgage-backed securities posted modestly positive excess returns over the reporting period following a rally during the last few months of the reporting period. The emerging markets debt sector posted positive total returns, and spreads tightened going into the end of the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio’s position in the AST Target Maturity Central Portfolio, as well as individual issue selection in US Treasuries, contributed most to outperformance versus its assigned performance index, the Bloomberg Fixed Maturity (2023) Zero Coupon Swaps Index. The combined impact of the Portfolio’s duration and yield curve strategies also significantly contributed to the Portfolio’s outperformance for the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

During the reporting period, the Portfolio used futures to manage interest rate risk, which contributed to the Portfolio’s performance during the reporting period.

AST Bond Portfolio 2023	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

AST Bond Portfolio 2024	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	5.71%	2.48%	3.21%
Bloomberg Fixed Maturity (2024) Zero Coupon Swaps Index	4.13	2.05	3.20
Bloomberg US Aggregate Bond Index	5.53	1.10	1.81

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST Bond Portfolio 2024 returned 5.71%. The Portfolio outperformed both the Bloomberg Fixed Maturity (2024) Zero Coupon Swaps Index and the Bloomberg US Aggregate Bond Index.

What were the market conditions during the reporting period?

A shift in fundamentals—most notably, inflation—helped drive the repricing of markets in calendar year 2023 (the reporting period). Rate volatility increased as markets began pricing in aggressive Federal Open Market Committee (FOMC) policy tightening and the possibility of a hard economic landing. (When central banks raise interest rates enough to cause a significant economic slowdown or a recession, it is known as a hard landing. When they raise rates just enough to slow the economy and lower inflation without causing a recession, it is known as a soft landing.)

The US economy proved resilient amid moderating consumer spending. Consumption was supported by household savings, which fell below pre-pandemic levels, and by credit card usage, which spiked 4.7% (or $1.08 trillion) in the third quarter. During the second half of the reporting period, the US labor market showed signs of loosening amid a marked rise in labor action, most notably from auto workers. Heading into the final months of the reporting period, November’s job gains were below the monthly average of 240,000 year-over-year.

Over the reporting period, the US Federal Reserve (the Fed) tightened monetary policy by an additional 100 basis points. (One basis point equals 0.01%.) Although remaining above the Fed’s 2% target, inflation continued to show signs of cooling. In addition, the developments in consumer spending and the labor market data raised hopes of a US soft landing. In December, the FOMC kept rates on hold for a third consecutive meeting, thereby increasing market expectations that the Fed is likely done hiking interest rates and that its next move would be to cut rates. This led to an end-of-year rally that dropped the US 10-year Treasury yield from 5.0% to below 4.0% in a matter of weeks to end the reporting period at 3.88%.

In the elevated-volatility environment, US investment-grade corporate spreads tightened as expectations for an economic hard landing dissipated and fundamentals remained solid. US high yield bonds posted significant gains over the reporting period amid limited new issuances, resilient economic data, and an ongoing supply deficit. Securitized credit spreads were mixed, with high-quality collateralized loan obligation spreads tightening over the reporting period and commercial mortgage-backed securities spreads widening slightly as the commercial real estate sector remained challenged. Meanwhile, agency mortgage-backed securities posted modestly positive excess returns over the reporting period following a rally during the last few months of the reporting period. The emerging markets debt sector posted positive total returns, and spreads tightened going into the end of the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio’s position in the AST Target Maturity Central Portfolio, as well as individual issue selection in US Treasuries, contributed to outperformance versus its assigned performance index, the Bloomberg Fixed Maturity (2024) Zero Coupon Swaps Index. The combined impact of the Portfolio’s duration and yield curve strategies also contributed to the Portfolio’s performance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

During the reporting period, the Portfolio used futures to manage interest rate risk, which contributed to the Portfolio’s performance during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2024	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2024 (As of 12/31/2023)**

Top Holdings	Asset Class/Line of Business	% of Net Assets

AST Target Maturity Central Portfolio	Fixed Income	93.2%

U.S. Treasury Notes, 4.250%, 12/31/24	U.S. Treasury Obligations	4.1%

** The AST Target Maturity Central Portfolio is available for investment only by the Target Maturity Bond Portfolios. Additional information on the AST Target Maturity Central Portfolio (“Portfolio”) investment holdings can be found in the Portfolio’s shareholder reports filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR and in the Portfolio holdings filed quarterly on Form N-PORT, and are available at www.sec.gov/edgar. Please refer to Appendix A for additional information related to the Portfolio’s investments.

AST Bond Portfolio 2025	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception	$10,000 INVESTED SINCE INCEPTION
Portfolio	5.82%	2.58%	3.28%
Bloomberg Fixed Maturity (2025) Zero Coupon Swaps Index	3.99	1.88	3.34
Bloomberg US Aggregate Bond Index	5.53	1.10	1.81

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/02/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST Bond Portfolio 2025 returned 5.82%. The Portfolio outperformed both the Bloomberg Fixed Maturity (2025) Zero Coupon Swaps Index and the Bloomberg US Aggregate Bond Index.

What were the market conditions during the reporting period?

A shift in fundamentals—most notably, inflation—helped drive the repricing of markets in calendar year 2023 (the reporting period). Rate volatility increased as markets began pricing in aggressive Federal Open Market Committee (FOMC) policy tightening and the possibility of a hard economic landing. (When central banks raise interest rates enough to cause a significant economic slowdown or a recession, it is known as a hard landing. When they raise rates just enough to slow the economy and lower inflation without causing a recession, it is known as a soft landing.)

The US economy proved resilient amid moderating consumer spending. Consumption was supported by household savings, which fell below pre-pandemic levels, and by credit card usage, which spiked 4.7% (or $1.08 trillion) in the third quarter. During the second half of the reporting period, the US labor market showed signs of loosening amid a marked rise in labor action, most notably from auto workers. Heading into the final months of the reporting period, November’s job gains were below the monthly average of 240,000 year-over-year.

Over the reporting period, the US Federal Reserve (the Fed) tightened monetary policy by an additional 100 basis points. (One basis point equals 0.01%.) Although remaining above the Fed’s 2% target, inflation continued to show signs of cooling. In addition, the developments in consumer spending and the labor market data raised hopes of a US soft landing. In December, the FOMC kept rates on hold for a third consecutive meeting, thereby increasing market expectations that the Fed is likely done hiking interest rates and that its next move would be to cut rates. This led to an end-of-year rally that dropped the US 10-year Treasury yield from 5.0% to below 4.0% in a matter of weeks to end the reporting period at 3.88%.

In the elevated-volatility environment, US investment-grade corporate spreads tightened as expectations for an economic hard landing dissipated and fundamentals remained solid. US high yield bonds posted significant gains over the reporting period amid limited new issuances, resilient economic data, and an ongoing supply deficit. Securitized credit spreads were mixed, with high-quality collateralized loan obligation spreads tightening over the reporting period and commercial mortgage-backed securities spreads widening slightly as the commercial real estate sector remained challenged. Meanwhile, agency mortgage-backed securities posted modestly positive excess returns over the reporting period following a rally during the last few months of the reporting period. The emerging markets debt sector posted positive total returns, and spreads tightened going into the end of the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio’s position in the AST Target Maturity Central Portfolio contributed to outperformance versus its assigned performance index, the Bloomberg Fixed Maturity (2025) Zero Coupon Swaps Index. The combined impact of the Portfolio’s duration and yield curve strategies also contributed to the Portfolio’s performance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

During the reporting period, the Portfolio used futures to manage interest rate risk, which contributed to the Portfolio’s performance during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2025	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2025 (As of 12/31/2023)**

Top Holding	Asset Class	% of Net Assets

AST Target Maturity Central Portfolio	Fixed Income	93.8%

** The AST Target Maturity Central Portfolio is available for investment only by the Target Maturity Bond Portfolios. Additional information on the AST Target Maturity Central Portfolio (“Portfolio”) investment holdings can be found in the Portfolio’s shareholder reports filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR and in the Portfolio holdings filed quarterly on Form N-PORT, and are available at www.sec.gov/edgar. Please refer to Appendix A for additional information related to the Portfolio’s investments.

AST Bond Portfolio 2026	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception	$10,000 INVESTED SINCE INCEPTION
Portfolio	5.94%	2.07%	1.66%
Bloomberg Fixed Maturity (2026) Zero Coupon Swaps Index	4.06	1.78	1.90
Bloomberg US Aggregate Bond Index	5.53	1.10	1.36

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/02/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST Bond Portfolio 2026 returned 5.94%. The Portfolio outperformed both the Bloomberg Fixed Maturity (2026) Zero Coupon Swaps Index and the Bloomberg US Aggregate Bond Index.

What were the market conditions during the reporting period?

A shift in fundamentals—most notably, inflation—helped drive the repricing of markets in calendar year 2023 (the reporting period). Rate volatility increased as markets began pricing in aggressive Federal Open Market Committee (FOMC) policy tightening and the possibility of a hard economic landing. (When central banks raise interest rates enough to cause a significant economic slowdown or a recession, it is known as a hard landing. When they raise rates just enough to slow the economy and lower inflation without causing a recession, it is known as a soft landing.)

The US economy proved resilient amid moderating consumer spending. Consumption was supported by household savings, which fell below pre-pandemic levels, and by credit card usage, which spiked 4.7% (or $1.08 trillion) in the third quarter. During the second half of the reporting period, the US labor market showed signs of loosening amid a marked rise in labor action, most notably from auto workers. Heading into the final months of the reporting period, November’s job gains were below the monthly average of 240,000 year-over-year.

Over the reporting period, the US Federal Reserve (the Fed) tightened monetary policy by an additional 100 basis points. (One basis point equals 0.01%.) Although remaining above the Fed’s 2% target, inflation continued to show signs of cooling. In addition, the developments in consumer spending and the labor market data raised hopes of a US soft landing. In December, the FOMC kept rates on hold for a third consecutive meeting, thereby increasing market expectations that the Fed is likely done hiking interest rates and that its next move would be to cut rates. This led to an end-of-year rally that dropped the US 10-year Treasury yield from 5.0% to below 4.0% in a matter of weeks to end the reporting period at 3.88%.

In the elevated-volatility environment, US investment-grade corporate spreads tightened as expectations for an economic hard landing dissipated and fundamentals remained solid. US high yield bonds posted significant gains over the reporting period amid limited new issuances, resilient economic data, and an ongoing supply deficit. Securitized credit spreads were mixed, with high-quality collateralized loan obligation spreads tightening over the reporting period and commercial mortgage-backed securities spreads widening slightly as the commercial real estate sector remained challenged. Meanwhile, agency mortgage-backed securities posted modestly positive excess returns over the reporting period following a rally during the last few months of the reporting period. The emerging markets debt sector posted positive total returns, and spreads tightened going into the end of the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio’s position in the AST Target Maturity Central Portfolio contributed to its outperformance versus its assigned performance index, the Bloomberg Fixed Maturity (2026) Zero Coupon Swaps Index. The combined impact of the Portfolio’s duration and yield curve strategies also contributed to the Portfolio’s performance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

During the reporting period, the Portfolio used futures to manage interest rate risk, which contributed to the Portfolio’s performance during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2026	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2026 (As of 12/31/2023)**

Top Holding	Asset Class	% of Net Assets

AST Target Maturity Central Portfolio	Fixed Income	96.2%

** The AST Target Maturity Central Portfolio is available for investment only by the Target Maturity Bond Portfolios. Additional information on the AST Target Maturity Central Portfolio (“Portfolio”) investment holdings can be found in the Portfolio’s shareholder reports filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR and in the Portfolio holdings filed quarterly on Form N-PORT, and are available at www.sec.gov/edgar. Please refer to Appendix A for additional information related to the Portfolio’s investments.

AST Bond Portfolio 2027	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception	$10,000 INVESTED SINCE INCEPTION
Portfolio	5.51%	1.71%	1.31%
Bloomberg Fixed Maturity (2027) Zero Coupon Swaps Index	4.14	1.70	1.56
Bloomberg US Aggregate Bond Index	5.53	1.10	1.46

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/04/2016. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST Bond Portfolio 2027 returned 5.51%. The Portfolio outperformed the Bloomberg Fixed Maturity (2027) Zero Coupon Swaps Index and underperformed the Bloomberg US Aggregate Bond Index.

What were the market conditions during the reporting period?

A shift in fundamentals—most notably, inflation—helped drive the repricing of markets in calendar year 2023 (the reporting period). Rate volatility increased as markets began pricing in aggressive Federal Open Market Committee (FOMC) policy tightening and the possibility of a hard economic landing. (When central banks raise interest rates enough to cause a significant economic slowdown or a recession, it is known as a hard landing. When they raise rates just enough to slow the economy and lower inflation without causing a recession, it is known as a soft landing.)

The US economy proved resilient amid moderating consumer spending. Consumption was supported by household savings, which fell below pre-pandemic levels, and by credit card usage, which spiked 4.7% (or $1.08 trillion) in the third quarter. During the second half of the reporting period, the US labor market showed signs of loosening amid a marked rise in labor action, most notably from auto workers. Heading into the final months of the reporting period, November’s job gains were below the monthly average of 240,000 year-over-year.

Over the reporting period, the US Federal Reserve (the Fed) tightened monetary policy by an additional 100 basis points. (One basis point equals 0.01%.) Although remaining above the Fed’s 2% target, inflation continued to show signs of cooling. In addition, the developments in consumer spending and the labor market data raised hopes of a US soft landing. In December, the FOMC kept rates on hold for a third consecutive meeting, thereby increasing market expectations that the Fed is likely done hiking interest rates and that its next move would be to cut rates. This led to an end-of-year rally that dropped the US 10-year Treasury yield from 5.0% to below 4.0% in a matter of weeks to end the reporting period at 3.88%.

In the elevated-volatility environment, US investment-grade corporate spreads tightened as expectations for an economic hard landing dissipated and fundamentals remained solid. US high yield bonds posted significant gains over the reporting period amid limited new issuances, resilient economic data, and an ongoing supply deficit. Securitized credit spreads were mixed, with high-quality collateralized loan obligation spreads tightening over the reporting period and commercial mortgage-backed securities spreads widening slightly as the commercial real estate sector remained challenged. Meanwhile, agency mortgage-backed securities posted modestly positive excess returns over the reporting period following a rally during the last few months of the reporting period. The emerging markets debt sector posted positive total returns, and spreads tightened going into the end of the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio’s position in the AST Target Maturity Central Portfolio contributed to outperformance versus its assigned performance index, the Bloomberg Fixed Maturity (2027) Zero Coupon Swaps Index. The Portfolio’s duration positioning also contributed to performance, while yield curve strategies detracted from performance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

During the reporting period, the Portfolio used futures to manage interest rate risk, which detracted from the Portfolio’s performance during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2027	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2027 (As of 12/31/2023)**

Top Holding	Asset Class	% of Net Assets

AST Target Maturity Central Portfolio	Fixed Income	96.0%

** The AST Target Maturity Central Portfolio is available for investment only by the Target Maturity Bond Portfolios. Additional information on the AST Target Maturity Central Portfolio (“Portfolio”) investment holdings can be found in the Portfolio’s shareholder reports filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR and in the Portfolio holdings filed quarterly on Form N-PORT, and are available at www.sec.gov/edgar. Please refer to Appendix A for additional information related to the Portfolio’s investments.

AST Bond Portfolio 2028	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception	$10,000 INVESTED SINCE INCEPTION
Portfolio	5.51%	2.09%	1.50%
Bloomberg Fixed Maturity (2028) Zero Coupon Swaps Index	4.17	1.61	1.44
Bloomberg US Aggregate Bond Index	5.53	1.10	1.29

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/03/2017. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST Bond Portfolio 2028 returned 5.51%. The Portfolio outperformed the Bloomberg Fixed Maturity (2028) Zero Coupon Swaps Index and underperformed the Bloomberg US Aggregate Bond Index.

What were the market conditions during the reporting period?

A shift in fundamentals—most notably, inflation—helped drive the repricing of markets in calendar year 2023 (the reporting period). Rate volatility increased as markets began pricing in aggressive Federal Open Market Committee (FOMC) policy tightening and the possibility of a hard economic landing. (When central banks raise interest rates enough to cause a significant economic slowdown or a recession, it is known as a hard landing. When they raise rates just enough to slow the economy and lower inflation without causing a recession, it is known as a soft landing.)

The US economy proved resilient amid moderating consumer spending. Consumption was supported by household savings, which fell below pre-pandemic levels, and by credit card usage, which spiked 4.7% (or $1.08 trillion) in the third quarter. During the second half of the reporting period, the US labor market showed signs of loosening amid a marked rise in labor action, most notably from auto workers. Heading into the final months of the reporting period, November’s job gains were below the monthly average of 240,000 year-over-year.

Over the reporting period, the US Federal Reserve (the Fed) tightened monetary policy by an additional 100 basis points. (One basis point equals 0.01%.) Although remaining above the Fed’s 2% target, inflation continued to show signs of cooling. In addition, the developments in consumer spending and the labor market data raised hopes of a US soft landing. In December, the FOMC kept rates on hold for a third consecutive meeting, thereby increasing market expectations that the Fed is likely done hiking interest rates and that its next move would be to cut rates. This led to an end-of-year rally that dropped the US 10-year Treasury yield from 5.0% to below 4.0% in a matter of weeks to end the reporting period at 3.88%.

In the elevated-volatility environment, US investment-grade corporate spreads tightened as expectations for an economic hard landing dissipated and fundamentals remained solid. US high yield bonds posted significant gains over the reporting period amid limited new issuances, resilient economic data, and an ongoing supply deficit. Securitized credit spreads were mixed, with high-quality collateralized loan obligation spreads tightening over the reporting period and commercial mortgage-backed securities spreads widening slightly as the commercial real estate sector remained challenged. Meanwhile, agency mortgage-backed securities posted modestly positive excess returns over the reporting period following a rally during the last few months of the reporting period. The emerging markets debt sector posted positive total returns, and spreads tightened going into the end of the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio’s position in the AST Target Maturity Central Portfolio contributed to outperformance versus its assigned performance index, the Bloomberg Fixed Maturity (2028) Zero Coupon Swaps Index. The Portfolio’s duration positioning also contributed to performance, while yield curve strategies detracted from performance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

During the reporting period, the Portfolio used futures to manage interest rate risk, which contributed to the Portfolio’s performance during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2028	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2028 (As of 12/31/2023)**

Top Holding	Asset Class	% of Net Assets

AST Target Maturity Central Portfolio	Fixed Income	96.1%

** The AST Target Maturity Central Portfolio is available for investment only by the Target Maturity Bond Portfolios. Additional information on the AST Target Maturity Central Portfolio (“Portfolio”) investment holdings can be found in the Portfolio’s shareholder reports filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR and in the Portfolio holdings filed quarterly on Form N-PORT, and are available at www.sec.gov/edgar. Please refer to Appendix A for additional information related to the Portfolio’s investments.

AST Bond Portfolio 2029	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception	$10,000 INVESTED SINCE INCEPTION
Portfolio	5.63%	2.05%	1.43%
Bloomberg Fixed Maturity (2029) Zero Coupon Swaps Index	4.01	1.51	1.12
Bloomberg US Aggregate Bond Index	5.53	1.10	0.92

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/02/2018. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST Bond Portfolio 2029 returned 5.63%. The Portfolio outperformed both the Bloomberg Fixed Maturity (2029) Zero Coupon Swaps Index and the Bloomberg US Aggregate Bond Index.

What were the market conditions during the reporting period?

A shift in fundamentals—most notably, inflation—helped drive the repricing of markets in calendar year 2023 (the reporting period). Rate volatility increased as markets began pricing in aggressive Federal Open Market Committee (FOMC) policy tightening and the possibility of a hard economic landing. (When central banks raise interest rates enough to cause a significant economic slowdown or a recession, it is known as a hard landing. When they raise rates just enough to slow the economy and lower inflation without causing a recession, it is known as a soft landing.)

The US economy proved resilient amid moderating consumer spending. Consumption was supported by household savings, which fell below pre-pandemic levels, and by credit card usage, which spiked 4.7% (or $1.08 trillion) in the third quarter. During the second half of the reporting period, the US labor market showed signs of loosening amid a marked rise in labor action, most notably from auto workers. Heading into the final months of the reporting period, November’s job gains were below the monthly average of 240,000 year-over-year.

Over the reporting period, the US Federal Reserve (the Fed) tightened monetary policy by an additional 100 basis points. (One basis point equals 0.01%.) Although remaining above the Fed’s 2% target, inflation continued to show signs of cooling. In addition, the developments in consumer spending and the labor market data raised hopes of a US soft landing. In December, the FOMC kept rates on hold for a third consecutive meeting, thereby increasing market expectations that the Fed is likely done hiking interest rates and that its next move would be to cut rates. This led to an end-of-year rally that dropped the US 10-year Treasury yield from 5.0% to below 4.0% in a matter of weeks to end the reporting period at 3.88%.

In the elevated-volatility environment, US investment-grade corporate spreads tightened as expectations for an economic hard landing dissipated and fundamentals remained solid. US high yield bonds posted significant gains over the reporting period amid limited new issuances, resilient economic data, and an ongoing supply deficit. Securitized credit spreads were mixed, with high-quality collateralized loan obligation spreads tightening over the reporting period and commercial mortgage-backed securities spreads widening slightly as the commercial real estate sector remained challenged. Meanwhile, agency mortgage-backed securities posted modestly positive excess returns over the reporting period following a rally during the last few months of the reporting period. The emerging markets debt sector posted positive total returns, and spreads tightened going into the end of the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio’s position in the AST Target Maturity Central Portfolio contributed to outperformance versus its assigned performance index, the Bloomberg Fixed Maturity (2029) Zero Coupon Swaps Index. The Portfolio’s duration positioning also contributed to performance, while yield curve strategies detracted from performance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

During the reporting period, the Portfolio used futures to manage interest rate risk, which contributed to the Portfolio’s performance during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2029	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2029 (As of 12/31/2023)**

Top Holding	Asset Class	% of Net Assets

AST Target Maturity Central Portfolio	Fixed Income	95.3%

** The AST Target Maturity Central Portfolio is available for investment only by the Target Maturity Bond Portfolios. Additional information on the AST Target Maturity Central Portfolio (“Portfolio”) investment holdings can be found in the Portfolio’s shareholder reports filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR and in the Portfolio holdings filed quarterly on Form N-PORT, and are available at www.sec.gov/edgar. Please refer to Appendix A for additional information related to the Portfolio’s investments.

AST Bond Portfolio 2030	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception	$10,000 INVESTED SINCE INCEPTION
Portfolio	5.38%	1.85%
Bloomberg Fixed Maturity (2030) Zero Coupon Swaps Index	3.87	1.40
Bloomberg US Aggregate Bond Index	5.53	1.10

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/02/2019. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST Bond Portfolio 2030 returned 5.38%. The Portfolio outperformed the Bloomberg Fixed Maturity (2030) Zero Coupon Swaps Index and underperformed the Bloomberg US Aggregate Bond Index.

What were the market conditions during the reporting period?

A shift in fundamentals—most notably, inflation—helped drive the repricing of markets in calendar year 2023 (the reporting period). Rate volatility increased as markets began pricing in aggressive Federal Open Market Committee (FOMC) policy tightening and the possibility of a hard economic landing. (When central banks raise interest rates enough to cause a significant economic slowdown or a recession, it is known as a hard landing. When they raise rates just enough to slow the economy and lower inflation without causing a recession, it is known as a soft landing.)

The US economy proved resilient amid moderating consumer spending. Consumption was supported by household savings, which fell below pre-pandemic levels, and by credit card usage, which spiked 4.7% (or $1.08 trillion) in the third quarter. During the second half of the reporting period, the US labor market showed signs of loosening amid a marked rise in labor action, most notably from auto workers. Heading into the final months of the reporting period, November’s job gains were below the monthly average of 240,000 year-over-year.

Over the reporting period, the US Federal Reserve (the Fed) tightened monetary policy by an additional 100 basis points. (One basis point equals 0.01%.) Although remaining above the Fed’s 2% target, inflation continued to show signs of cooling. In addition, the developments in consumer spending and the labor market data raised hopes of a US soft landing. In December, the FOMC kept rates on hold for a third consecutive meeting, thereby increasing market expectations that the Fed is likely done hiking interest rates and that its next move would be to cut rates. This led to an end-of-year rally that dropped the US 10-year Treasury yield from 5.0% to below 4.0% in a matter of weeks to end the reporting period at 3.88%.

In the elevated-volatility environment, US investment-grade corporate spreads tightened as expectations for an economic hard landing dissipated and fundamentals remained solid. US high yield bonds posted significant gains over the reporting period amid limited new issuances, resilient economic data, and an ongoing supply deficit. Securitized credit spreads were mixed, with high-quality collateralized loan obligation spreads tightening over the reporting period and commercial mortgage-backed securities spreads widening slightly as the commercial real estate sector remained challenged. Meanwhile, agency mortgage-backed securities posted modestly positive excess returns over the reporting period following a rally during the last few months of the reporting period. The emerging markets debt sector posted positive total returns, and spreads tightened going into the end of the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio’s position in the AST Target Maturity Central Portfolio contributed to outperformance versus its assigned performance index, the Bloomberg Fixed Maturity (2030) Zero Coupon Swaps Index. The combined impact of the Portfolio’s duration and yield curve strategies also contributed to the Portfolio’s performance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)
During the reporting period, the Portfolio used futures to manage interest rate risk, which detracted from the Portfolio’s performance during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2030	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2030 (As of 12/31/2023)**

Top Holding	Asset Class	% of Net Assets

AST Target Maturity Central Portfolio	Fixed Income	95.2%

** The AST Target Maturity Central Portfolio is available for investment only by the Target Maturity Bond Portfolios. Additional information on the AST Target Maturity Central Portfolio (“Portfolio”) investment holdings can be found in the Portfolio’s shareholder reports filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR and in the Portfolio holdings filed quarterly on Form N-PORT, and are available at www.sec.gov/edgar. Please refer to Appendix A for additional information related to the Portfolio’s investments.

AST Bond Portfolio 2031	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception	$10,000 INVESTED SINCE INCEPTION
Portfolio	5.37%	-1.98%
Bloomberg Fixed Maturity (2031) Zero Coupon Swaps Index	3.88	-1.62
Bloomberg US Aggregate Bond Index	5.53	-0.72

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/02/2020. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST Bond Portfolio 2031 returned 5.37%. The Portfolio outperformed the Bloomberg Fixed Maturity (2031) Zero Coupon Swaps Index and underperformed the Bloomberg US Aggregate Bond Index.

What were the market conditions during the reporting period?

A shift in fundamentals—most notably, inflation—helped drive the repricing of markets in calendar year 2023 (the reporting period). Rate volatility increased as markets began pricing in aggressive Federal Open Market Committee (FOMC) policy tightening and the possibility of a hard economic landing. (When central banks raise interest rates enough to cause a significant economic slowdown or a recession, it is known as a hard landing. When they raise rates just enough to slow the economy and lower inflation without causing a recession, it is known as a soft landing.)

The US economy proved resilient amid moderating consumer spending. Consumption was supported by household savings, which fell below pre-pandemic levels, and by credit card usage, which spiked 4.7% (or $1.08 trillion) in the third quarter. During the second half of the reporting period, the US labor market showed signs of loosening amid a marked rise in labor action, most notably from auto workers. Heading into the final months of the reporting period, November’s job gains were below the monthly average of 240,000 year-over-year.

Over the reporting period, the US Federal Reserve (the Fed) tightened monetary policy by an additional 100 basis points. (One basis point equals 0.01%.) Although remaining above the Fed’s 2% target, inflation continued to show signs of cooling. In addition, the developments in consumer spending and the labor market data raised hopes of a US soft landing. In December, the FOMC kept rates on hold for a third consecutive meeting, thereby increasing market expectations that the Fed is likely done hiking interest rates and that its next move would be to cut rates. This led to an end-of-year rally that dropped the US 10-year Treasury yield from 5.0% to below 4.0% in a matter of weeks to end the reporting period at 3.88%.

In the elevated-volatility environment, US investment-grade corporate spreads tightened as expectations for an economic hard landing dissipated and fundamentals remained solid. US high yield bonds posted significant gains over the reporting period amid limited new issuances, resilient economic data, and an ongoing supply deficit. Securitized credit spreads were mixed, with high-quality collateralized loan obligation spreads tightening over the reporting period and commercial mortgage-backed securities spreads widening slightly as the commercial real estate sector remained challenged. Meanwhile, agency mortgage-backed securities posted modestly positive excess returns over the reporting period following a rally during the last few months of the reporting period. The emerging markets debt sector posted positive total returns, and spreads tightened going into the end of the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio’s position in the AST Target Maturity Central Portfolio contributed to outperformance versus its assigned performance index, the Bloomberg Fixed Maturity (2031) Zero Coupon Swaps Index. The combined impact of the Portfolio’s duration and yield curve strategies also contributed to the Portfolio’s performance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

During the reporting period, the Portfolio used futures to manage interest rate risk, which detracted from the Portfolio’s performance during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2031	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2031 (As of 12/31/2023)**

Top Holding	Asset Class	% of Net Assets

AST Target Maturity Central Portfolio	Fixed Income	95.2%

** The AST Target Maturity Central Portfolio is available for investment only by the Target Maturity Bond Portfolios. Additional information on the AST Target Maturity Central Portfolio (“Portfolio”) investment holdings can be found in the Portfolio’s shareholder reports filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR and in the Portfolio holdings filed quarterly on Form N-PORT, and are available at www.sec.gov/edgar. Please refer to Appendix A for additional information related to the Portfolio’s investments.

AST Bond Portfolio 2032	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception	$10,000 INVESTED SINCE INCEPTION
Portfolio	5.16%	-7.38%
Bloomberg Fixed Maturity (2032) Zero Coupon Swaps Index	3.73	-6.68
Bloomberg US Aggregate Bond Index	5.53	-3.31

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/04/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST Bond Portfolio 2032 returned 5.16%. The Portfolio outperformed the Bloomberg Fixed Maturity (2032) Zero Coupon Swaps Index and underperformed the Bloomberg US Aggregate Bond Index.

What were the market conditions during the reporting period?

A shift in fundamentals—most notably, inflation—helped drive the repricing of markets in calendar year 2023 (the reporting period). Rate volatility increased as markets began pricing in aggressive Federal Open Market Committee (FOMC) policy tightening and the possibility of a hard economic landing. (When central banks raise interest rates enough to cause a significant economic slowdown or a recession, it is known as a hard landing. When they raise rates just enough to slow the economy and lower inflation without causing a recession, it is known as a soft landing.)

The US economy proved resilient amid moderating consumer spending. Consumption was supported by household savings, which fell below pre-pandemic levels, and by credit card usage, which spiked 4.7% (or $1.08 trillion) in the third quarter. During the second half of the reporting period, the US labor market showed signs of loosening amid a marked rise in labor action, most notably from auto workers. Heading into the final months of the reporting period, November’s job gains were below the monthly average of 240,000 year-over-year.

Over the reporting period, the US Federal Reserve (the Fed) tightened monetary policy by an additional 100 basis points. (One basis point equals 0.01%.) Although remaining above the Fed’s 2% target, inflation continued to show signs of cooling. In addition, the developments in consumer spending and the labor market data raised hopes of a US soft landing. In December, the FOMC kept rates on hold for a third consecutive meeting, thereby increasing market expectations that the Fed is likely done hiking interest rates and that its next move would be to cut rates. This led to an end-of-year rally that dropped the US 10-year Treasury yield from 5.0% to below 4.0% in a matter of weeks to end the reporting period at 3.88%.

In the elevated-volatility environment, US investment-grade corporate spreads tightened as expectations for an economic hard landing dissipated and fundamentals remained solid. US high yield bonds posted significant gains over the reporting period amid limited new issuances, resilient economic data, and an ongoing supply deficit. Securitized credit spreads were mixed, with high-quality collateralized loan obligation spreads tightening over the reporting period and commercial mortgage-backed securities spreads widening slightly as the commercial real estate sector remained challenged. Meanwhile, agency mortgage-backed securities posted modestly positive excess returns over the reporting period following a rally during the last few months of the reporting period. The emerging markets debt sector posted positive total returns, and spreads tightened going into the end of the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio’s position in the AST Target Maturity Central Portfolio contributed to outperformance versus its assigned performance index, the Bloomberg Fixed Maturity (2032) Zero Coupon Swaps Index. The combined impact of the Portfolio’s duration and yield curve strategies also contributed to performance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

During the reporting period, the Portfolio used futures to manage interest rate risk, which detracted from the Portfolio’s performance during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2032	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2032 (AS of 12/31/2023)**

Top Holding	Asset Class	% of Net Assets

AST Target Maturity Central Portfolio	Fixed Income	95.0%

** The AST Target Maturity Central Portfolio is available for investment only by the Target Maturity Bond Portfolios. Additional information on the AST Target Maturity Central Portfolio (“Portfolio”) investment holdings can be found in the Portfolio’s shareholder reports filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR and in the Portfolio holdings filed quarterly on Form N-PORT, and are available at www.sec.gov/edgar. Please refer to Appendix A for additional information related to the Portfolio’s investments.

AST Bond Portfolio 2033	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception	$10,000 INVESTED SINCE INCEPTION
Portfolio	4.65%	-8.81%
Bloomberg Fixed Maturity (2033) Zero Coupon Swaps Index	3.65	-9.35
Bloomberg US Aggregate Bond Index	5.53	-4.19

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/03/2022. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST Bond Portfolio 2033 returned 4.65%. The Portfolio outperformed the Bloomberg Fixed Maturity (2033) Zero Coupon Swaps Index and underperformed the Bloomberg US Aggregate Bond Index.

What were the market conditions during the reporting period?

A shift in fundamentals—most notably, inflation—helped drive the repricing of markets in calendar year 2023 (the reporting period). Rate volatility increased as markets began pricing in aggressive Federal Open Market Committee (FOMC) policy tightening and the possibility of a hard economic landing. (When central banks raise interest rates enough to cause a significant economic slowdown or a recession, it is known as a hard landing. When they raise rates just enough to slow the economy and lower inflation without causing a recession, it is known as a soft landing.)

The US economy proved resilient amid moderating consumer spending. Consumption was supported by household savings, which fell below pre-pandemic levels, and by credit card usage, which spiked 4.7% (or $1.08 trillion) in the third quarter. During the second half of the reporting period, the US labor market showed signs of loosening amid a marked rise in labor action, most notably from auto workers. Heading into the final months of the reporting period, November’s job gains were below the monthly average of 240,000 year-over-year.

Over the reporting period, the US Federal Reserve (the Fed) tightened monetary policy by an additional 100 basis points. (One basis point equals 0.01%.) Although remaining above the Fed’s 2% target, inflation continued to show signs of cooling. In addition, the developments in consumer spending and the labor market data raised hopes of a US soft landing. In December, the FOMC kept rates on hold for a third consecutive meeting, thereby increasing market expectations that the Fed is likely done hiking interest rates and that its next move would be to cut rates. This led to an end-of-year rally that dropped the US 10-year Treasury yield from 5.0% to below 4.0% in a matter of weeks to end the reporting period at 3.88%.

In the elevated-volatility environment, US investment-grade corporate spreads tightened as expectations for an economic hard landing dissipated and fundamentals remained solid. US high yield bonds posted significant gains over the reporting period amid limited new issuances, resilient economic data, and an ongoing supply deficit. Securitized credit spreads were mixed, with high-quality collateralized loan obligation spreads tightening over the reporting period and commercial mortgage-backed securities spreads widening slightly as the commercial real estate sector remained challenged. Meanwhile, agency mortgage-backed securities posted modestly positive excess returns over the reporting period following a rally during the last few months of the reporting period. The emerging markets debt sector posted positive total returns, and spreads tightened going into the end of the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio’s position in the AST Target Maturity Central Portfolio contributed to outperformance versus its assigned performance index, the Bloomberg Fixed Maturity (2033) Zero Coupon Swaps Index. The Portfolio’s yield curve strategies also contributed to performance, while duration positioning detracted from performance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

During the reporting period, the Portfolio used futures to manage interest rate risk, which detracted from the Portfolio’s performance during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2033	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2033 (As of 12/31/2023)**

Top Holding	Asset Class	% of Net Assets

AST Target Maturity Central Portfolio	Fixed Income	94.0%

** The AST Target Maturity Central Portfolio is available for investment only by the Target Maturity Bond Portfolios. Additional information on the AST Target Maturity Central Portfolio (“Portfolio”) investment holdings can be found in the Portfolio’s shareholder reports filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR and in the Portfolio holdings filed quarterly on Form N-PORT, and are available at www.sec.gov/edgar. Please refer to Appendix A for additional information related to the Portfolio’s investments.

AST Bond Portfolio 2034	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	Since Inception	$10,000 INVESTED SINCE INCEPTION
Portfolio	3.70%
Bloomberg Fixed Maturity (2034) Zero Coupon Swaps Index	3.50
Bloomberg US Aggregate Bond Index	5.53

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 01/03/2023. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST Bond Portfolio 2034 returned 3.70%. The Portfolio outperformed the Bloomberg Fixed Maturity (2034) Zero Coupon Swaps Index and underperformed the Bloomberg US Aggregate Bond Index.

What were the market conditions during the reporting period?

A shift in fundamentals—most notably, inflation—helped drive the repricing of markets in calendar year 2023 (the reporting period). Rate volatility increased as markets began pricing in aggressive Federal Open Market Committee (FOMC) policy tightening and the possibility of a hard economic landing. (When central banks raise interest rates enough to cause a significant economic slowdown or a recession, it is known as a hard landing. When they raise rates just enough to slow the economy and lower inflation without causing a recession, it is known as a soft landing.)

The US economy proved resilient amid moderating consumer spending. Consumption was supported by household savings, which fell below pre-pandemic levels, and by credit card usage, which spiked 4.7% (or $1.08 trillion) in the third quarter. During the second half of the reporting period, the US labor market showed signs of loosening amid a marked rise in labor action, most notably from auto workers. Heading into the final months of the reporting period, November’s job gains were below the monthly average of 240,000 year-over-year.

Over the reporting period, the US Federal Reserve (the Fed) tightened monetary policy by an additional 100 basis points. (One basis point equals 0.01%.) Although remaining above the Fed’s 2% target, inflation continued to show signs of cooling. In addition, the developments in consumer spending and the labor market data raised hopes of a US soft landing. In December, the FOMC kept rates on hold for a third consecutive meeting, thereby increasing market expectations that the Fed is likely done hiking interest rates and that its next move would be to cut rates. This led to an end-of-year rally that dropped the US 10-year Treasury yield from 5.0% to below 4.0% in a matter of weeks to end the reporting period at 3.88%.

In the elevated-volatility environment, US investment-grade corporate spreads tightened as expectations for an economic hard landing dissipated and fundamentals remained solid. US high yield bonds posted significant gains over the reporting period amid limited new issuances, resilient economic data, and an ongoing supply deficit. Securitized credit spreads were mixed, with high-quality collateralized loan obligation spreads tightening over the reporting period and commercial mortgage-backed securities spreads widening slightly as the commercial real estate sector remained challenged. Meanwhile, agency mortgage-backed securities posted modestly positive excess returns over the reporting period following a rally during the last few months of the reporting period. The emerging markets debt sector posted positive total returns, and spreads tightened going into the end of the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio’s position in the AST Target Maturity Central Portfolio contributed to outperformance versus its assigned performance index, the Bloomberg Fixed Maturity (2034) Zero Coupon Swaps Index. The Portfolio’s yield curve strategies also contributed to performance, while duration positioning detracted from performance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

During the reporting period, the Portfolio used futures to manage interest rate risk, which detracted from the Portfolio’s performance during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Bond Portfolio 2034	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Bond Portfolio 2034 (As of 12/31/2023)**

Top Holding	Asset Class	% of Net Assets

AST Target Maturity Central Portfolio	Fixed Income	93.8%

** The AST Target Maturity Central Portfolio is available for investment only by the Target Maturity Bond Portfolios. Additional information on the AST Target Maturity Central Portfolio (“Portfolio”) investment holdings can be found in the Portfolio’s shareholder reports filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR and in the Portfolio holdings filed quarterly on Form N-PORT, and are available at www.sec.gov/edgar. Please refer to Appendix A for additional information related to the Portfolio’s investments.

AST Core Fixed Income Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	6.35%	1.11%	2.28%
Bloomberg US Aggregate Bond Index	5.53	1.10	1.81

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST Core Fixed Income Portfolio returned 6.35%. The Portfolio outperformed the Bloomberg US Aggregate Bond Index.

What were the market conditions during the reporting period?

Investors entered calendar year 2023 (the reporting period) with fears that interest rate hikes by global central banks looking to rein in inflation would ultimately tip some of the major developed economies into a recession. However, the Portfolio managers believe the global economy proved more resilient than expected. Risk sentiment improved markedly in the fourth quarter, as several central banks signaled they were nearing the end of their interest-rate-hike campaigns.

It was a wild ride for rate markets during the reporting period. Global government bond yields were volatile, rising for much of the reporting period only to fall sharply near the end. The US 10-year Treasury yield finished the reporting period exactly where it started, at 3.88%, after flirting with 5% just a few months earlier. Credit spreads tightened along with falling recession odds.

Bonds rebounded during the reporting period. The Bloomberg US Aggregate Bond Index rose 5.53%, the Bloomberg Global Aggregate Bond Index increased 5.71%, and the Bloomberg US High Yield Index gained 13.46%.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, individual security selection and sector allocation were the main drivers of the Portfolio’s performance. The most significant contributor was an overweight exposure to corporate credit, mainly due to investment-grade credit exposures as corporate credit spreads tightened over the course of the reporting period. The Portfolio’s allocation to structured finance sectors also helped relative performance amid generally resilient economic data, particularly allocations to collateralized loan obligations and asset-backed securities. An overweight allocation to agency mortgage-backed security pass-throughs helped results, which benefited from reduced interest rate volatility and tighter spreads later in the reporting period. The Portfolio held tactical duration and yield curve positionings throughout the reporting period, which had a modestly positive impact on performance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

In terms of derivatives, the Portfolio used interest rate futures, options, and interest rate swaps during the reporting period to adjust its duration and yield curve exposure. Non-US interest rate futures, options, and swaps were used to manage exposure to international bond markets. Credit default swaps on both investment-grade and high yield issuers and indices were used, in the Portfolio managers’ view, as an efficient, low-cost way of adjusting exposures to these sectors on the margin. Finally, the Portfolio used foreign exchange futures to take outright positions in certain G10 and emerging market currencies. (G10 currencies are 10 of the most heavily traded currencies in the world.) The net impact of the derivative transactions on the Portfolio’s performance was slightly negative.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Core Fixed Income Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Core Fixed Income (As of 12/31/2023)

Credit Quality	% of Total Investments

AAA	25.6%

AA	37.8%

A	12.3%

BBB	20.7%

BB	2.5%

B	0.8%

CCC and Below	0.2%

NR	0.6%

Cash/Cash Equivalents	-0.5%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Government Money Market Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	7-Day* Current Net Yield	1 Year	5 Years	10 Years	7-DAY CURRENT NET YIELD*
Portfolio	4.82%	4.62%	1.54%	0.93%
Lipper US Government Money Market Index	N/A	4.66	1.55	0.96

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

* Source: The iMoneyNet Govt & Agency Retail Average is comprised of 157 funds. The weekly 7-day current net yields of the Government Money Market Portfolio and the iMoneyNet Govt & Agency Retail Average universe are as of 12/31/2023.

An investment in the AST Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

For the year ended December 31, 2023, the AST Government Money Market Portfolio returned 4.62%. The Portfolio underperformed the Lipper US Government Money Market Index.

What were the market conditions during the reporting period?

Shifting fundamentals—most notably, inflation—helped drive the repricing of markets in calendar year 2023 (the reporting period). Rate volatility increased as markets began pricing in aggressive Federal Open Market Committee (FOMC) policy tightening and the possibility of a hard economic landing. (When central banks raise interest rates enough to cause a significant economic slowdown or a recession, it is known as a hard landing. When they raise rates just enough to slow the economy and lower inflation without causing a recession, it is known as a soft landing.) The US economy proved resilient amid moderating consumer spending. Consumption was supported by household savings, which fell below pre-pandemic levels, and by credit card usage, which spiked 4.7% (or $1.08 trillion) in the third quarter.

Over the reporting period, the US Federal Reserve (the Fed) tightened monetary policy by an additional 100 basis points (bps). (One basis point equals 0.01%.) Although remaining above the Fed’s 2% target, inflation continued to show signs of cooling. In addition, the developments in consumer spending and the labor market data raised hopes of a US soft landing. In December, the FOMC kept rates on hold for a third consecutive meeting, thereby increasing market expectations that the Fed is likely done hiking interest rates and that its next move would be to cut rates. This led to an end-of-year rally, with US Treasury yields declining sharply over the last few weeks of the reporting period.

The 10-year/2-year US Treasury spread declined from -0.54% on December 31, 2022 to -0.35% at the end of the reporting period, while the yield on the 2-year Treasury note ended the reporting period at 4.25%, a decline of 17 bps since the beginning of the reporting period. At the same time, the yield on the 3-month Treasury bill rose from 4.42% to 5.35%, while the Secured Overnight Financing Rate (SOFR) rose 108 bps to end the reporting period at 5.38%. In the short-term credit markets, investment-grade credit spreads tightened during the reporting period. The Bloomberg 1-3 Year Credit Index, a proxy for the short-term spread market, outperformed short-duration Treasuries by 0.91% during the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio’s weighted average maturity (WAM) remained longer than its peers during the first half of the reporting period as the Fed continued to raise interest rates. However, WAM decreased in July and remained shorter than its peers for the remainder of the reporting period as expectations that the Fed was nearing the end of its interest rate hiking cycle increased. The Portfolio’s weighted average life (WAL) remained longer than its peers throughout most of the reporting period before shortening versus peers in the last month of the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

AST Government Money Market Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

To take advantage of changing relative value between sectors, the Portfolio shifted its positioning in agency discount notes, repurchase agreements, and US Treasuries throughout the reporting period. During the reporting period, the Portfolio increased its positions in short, fixed rate US Treasuries, while reducing its positions in floating rate agency securities and agency discount notes to offset that increase.

Additionally, the Portfolio took advantage of changing floating rate spreads and shifted positioning across SOFR floaters accordingly. (Floaters are bonds or other types of debt whose coupon rate changes with short-term interest rates.)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Government Money Market (As of 12/31/2023)

Ten Largest Holdings	Interest Rate	Maturity Date	% of Net Assets

U.S. Treasury Bills	5.382%	01/23/2024	3.3%

U.S. Treasury Bills	3.378%	01/30/2024	3.3%

U.S. Treasury Bills	5.307%	01/02/2024	3.3%

U.S. Treasury Bills	5.313%	01/11/2024	3.3%

U.S. Treasury Bills	5.310%	02/08/2024	2.2%

U.S. Treasury Bills	5.304%	01/09/2024	1.8%

Federal Home Loan Bank	5.000%	01/10/2024	1.8%

Federal Farm Credit Bank	5.505%	10/16/2024	1.8%

U.S. Treasury Bills	5.416%	01/04/2024	1.5%

Federal Home Loan Bank	5.413%	01/03/2024	1.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only short-term investments.

AST High Yield Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	10.56%	4.24%	4.00%
Bloomberg US Corporate High Yield 2% Issuer Capped Index	13.44	5.35	4.59
ICE BofA US High Yield Master II Index	13.44	5.21	4.51

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST High Yield Portfolio returned 10.56%. The Portfolio underperformed both the Bloomberg US Corporate High Yield 2% Issuer Capped Index and the ICE BofA US High Yield Master II Index.

What were market conditions during the reporting period?

Investors entered calendar year 2023 (the reporting period) with fears that interest rate hikes by global central banks looking to rein in inflation would ultimately tip some of the major developed economies into a recession. However, the global economy proved more resilient than expected. Risk sentiment improved markedly in the fourth quarter, as several central banks signaled they may be nearing the end of their interest-rate-hike campaigns.

Rate markets were choppy during the reporting period. Global government bond yields were volatile, rising for much of the reporting period only to fall sharply near the end. The US 10-year Treasury yield finished the reporting period exactly where it started, at 3.88%, after flirting with 5% just a few months earlier. Credit spreads tightened along with falling recession odds.

Bonds rebounded during the reporting period. The Bloomberg US Aggregate Bond Index rose 5.53%, the Bloomberg Global Aggregate Bond Index increased 5.71%, and the Bloomberg US High Yield Index gained 13.46%.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio’s relative underperformance versus its assigned performance index, the Bloomberg US Corporate High Yield 2% Issuer Capped Index (“the Index”), was driven primarily by overall security selection, with security selection in the telecom, chemicals, and retailing sectors detracting the most from performance. This was partially offset by security selection in the technology and consumer non-cyclical sectors, which contributed to the Portfolio’s relative performance. While minimal, overall sector allocations also detracted from performance. From a beta perspective, having less risk on average in the Portfolio relative to the Index detracted from returns during the reporting period. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

Among the largest single-name contributors to the Portfolio’s performance during the reporting period were positions in Vistra Corp. (electric utilities), TPC Group, Inc. (chemicals), and Commscope Holding Company, Inc. (technology). Positioning in Digicel International (telecom), Venator Materials PLC (chemicals), and Cornerstone Chemical Co. (chemicals) were the largest single-name detractors from performance.

During the reporting period, the Portfolio used US Treasury futures to manage interest rate risk, which the Portfolio managers believed was a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The impact of futures detracted from the Portfolio’s performance during the reporting period. The Portfolio also used credit index derivatives and swaps to manage its overall risk profile, which had an aggregate positive impact to the Portfolio during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST High Yield Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST High Yield (As of 12/31/2023)

Credit Quality	% of Total Investments

AAA	0.9%

AA	4.9%

BBB	2.6%

BB	32.5%

B	38.7%

CCC and Below	12.4%

NR	3.8%

Cash/Cash Equivalents	4.2%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Investment Grade Bond Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	6.49%	3.07%	3.13%
Bloomberg US 5-10 Year Government/Credit Bond Index	5.98	1.73	2.36

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST Investment Grade Bond Portfolio returned 6.49%. The Portfolio outperformed the Bloomberg US 5-10 Year Government/Credit Bond Index.

What were the market conditions during the reporting period?

A shift in fundamentals—most notably, inflation—helped drive the repricing of markets in calendar year 2023 (the reporting period). Rate volatility increased as markets began pricing in aggressive Federal Open Market Committee (FOMC) policy tightening and the possibility of a hard economic landing. (When central banks raise interest rates enough to cause a significant economic slowdown or a recession, it is known as a hard landing. When they raise rates just enough to slow the economy and lower inflation without causing a recession, it is known as a soft landing.)

The US economy proved resilient amid moderating consumer spending. Consumption was supported by household savings, which fell below pre-pandemic levels, and by credit card usage, which spiked 4.7% (or $1.08 trillion) in the third quarter. During the second half of the reporting period, the US labor market showed signs of loosening amid a marked rise in labor action, most notably from auto workers. Heading into the final months of the reporting period, November’s job gains were below the monthly average of 240,000 year-over-year.

Over the reporting period, the US Federal Reserve (the Fed) tightened monetary policy by an additional 100 basis points (bps). (One basis point equals 0.01%.) Although remaining above the Fed’s 2% target, inflation continued to show signs of cooling. In addition, the developments in consumer spending and the labor market data raised hopes of a US soft landing. In December, the FOMC kept rates on hold for a third consecutive meeting, thereby increasing market expectations that the Fed is likely done hiking interest rates and that its next move would be to cut rates. This led to an end-of-year rally that dropped the US 10-year Treasury yield from 5.0% to below 4.0% in a matter of weeks to end the reporting period at 3.88%.

In the elevated-volatility environment, US investment-grade corporate spreads tightened as expectations for an economic hard landing dissipated and fundamentals remained solid. US high yield bonds posted significant gains over the reporting period amid limited new issuances, resilient economic data, and an ongoing supply deficit. Securitized credit spreads were mixed, with high-quality collateralized loan obligation (CLO) spreads tightening over the reporting period and commercial mortgage-backed securities (CMBS) spreads widening slightly as the commercial real estate sector remained challenged. Meanwhile, agency mortgage-backed securities (MBS) posted modestly positive excess returns over the reporting period following a rally during the last few months of the reporting period. The emerging markets debt sector posted positive total returns, and spreads tightened going into the end of the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, overall security selection was a key driver in the Portfolio’s outperformance versus the primary benchmark. The Portfolio’s position in the AST PGIM Fixed Income Central Portfolio—along with selection in CMBS, investment-grade corporate bonds, and CLOs—contributed to performance. Sector allocation detracted from performance. Underweights to investment-grade corporate bonds and emerging market debt detracted the most. This was partially offset by overweight allocations to CLOs, CMBS, and MBS, which contributed to performance. Within credit, the Portfolio benefited from positions in media & entertainment, foreign non-corporates, and healthcare & pharmaceuticals. Selection in telecom, technology, and healthcare insurance detracted from performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Investment Grade Bond Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

During the reporting period, yield curve strategies and duration positioning also contributed to the Portfolio’s outperformance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

During the reporting period, the Portfolio used futures to manage interest rate risk, which is a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures detracted from the Portfolio’s performance. The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. Use of the CDX contributed to performance.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Investment Grade Bond (As of 12/31/2023)

Credit Quality	% of Total Investments

AAA	18.3%

AA	15.3%

A	44.2%

BBB	13.8%

BB	0.7%

B	0.2%

CCC and Below	0.1%

NR	0.1%

Cash/Cash Equivalents	7.3%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Multi-Sector Fixed Income Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	9.80%	2.90%	3.35%
Blended Index	9.76	2.86	3.49
Bloomberg US Long Corporate Index	10.93	2.86	3.91

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST Multi-Sector Fixed Income Portfolio returned 9.80%. The Portfolio outperformed the Blended Index and underperformed the Bloomberg US Long Corporate Index.

What were the market conditions during the reporting period?

A shift in fundamentals—most notably, inflation—helped drive the repricing of markets in calendar year 2023 (the reporting period). Rate volatility increased as markets began pricing in aggressive Federal Open Market Committee (FOMC) policy tightening and the possibility of a hard economic landing. (When central banks raise interest rates enough to cause a significant economic slowdown or a recession, it is known as a hard landing. When they raise rates just enough to slow the economy and lower inflation without causing a recession, it is known as a soft landing.)

The US economy proved resilient amid moderating consumer spending. Consumption was supported by household savings, which fell below pre-pandemic levels, and by credit card usage, which spiked 4.7% (or $1.08 trillion) in the third quarter. During the second half of the reporting period, the US labor market showed signs of loosening amid a marked rise in labor action, most notably from auto workers. Heading into the final months of the reporting period, November’s job gains were below the monthly average of 240,000 year-over-year.

Over the reporting period, the US Federal Reserve (the Fed) tightened monetary policy by an additional 100 basis points. (One basis point equals 0.01%.) Although remaining above the Fed’s 2% target, inflation continued to show signs of cooling. In addition, the developments in consumer spending and the labor market data raised hopes of a US soft landing. In December, the FOMC kept rates on hold for a third consecutive meeting, thereby increasing market expectations that the Fed is likely done hiking interest rates and that its next move would be to cut rates. This led to an end-of-year rally that dropped the US 10-year Treasury yield from 5.0% to below 4.0% in a matter of weeks to end the reporting period at 3.88%.

In the elevated-volatility environment, US investment-grade corporate spreads tightened as expectations for an economic hard landing dissipated and fundamentals remained solid. Corporate bond issuers were challenged by elevated inflationary pressures, a slower growth outlook, a softening earnings outlook, and higher event and geopolitical risk. That said, credit rating agency actions remained positive, and yields on US dollar-denominated corporate bonds remained attractive to non-US investors, despite moderating demand due to increased hedging costs. Corporate bonds, as measured by the Bloomberg US Corporate Index, posted total returns and excess returns of 8.52% and 4.55%, respectively, over the reporting period. Long-maturity US corporate bonds outperformed, posting total returns and excess returns of 10.93% and 7.63%, respectively, during the reporting period.

US high yield bonds posted significant gains over the reporting period amid limited new issuances, resilient economic data, and an ongoing supply deficit. Securitized credit spreads were mixed, with high-quality collateralized loan obligation (CLO) spreads tightening over the period and commercial mortgage-backed securities (CMBS) spreads widening slightly as the commercial real estate sector remained challenged. Meanwhile, agency mortgage-backed securities (MBS) posted modestly positive excess returns over the period following a rally during the last few months of the reporting period. The emerging markets debt sector posted positive total returns, and spreads tightened going into the end of the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Multi-Sector Fixed Income Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, overall issue selection contributed to the Portfolio’s outperformance. Within security selection, positioning in investment-grade corporate bonds, CMBS, and municipal bonds were the largest contributors to the Portfolio’s outperformance versus its assigned performance index, the Blended Index. This was partially offset by selection in US Treasuries, which was the primary detractor from performance. Overall sector allocation detracted from performance, with underweights in investment-grade corporates and emerging markets the largest detractors. This was partially offset by overweights to municipal bonds and CMBS, which contributed to performance.

Within credit, the Portfolio benefited from positioning in the midstream energy, banking, and healthcare & pharmaceutical sectors. Meanwhile, positioning in telecom, electric utilities, and technology detracted from performance. From a single-name perspective, the Portfolio benefited from Energy Transfer LP (midstream energy), Pfizer, Inc. (healthcare & pharmaceutical), and JPMorgan Chase & Co. (banking). Positioning in Berkshire Hathaway Energy Co. (conglomerate), Microsoft Corp. (technology), and Altria Group, Inc. (tobacco) detracted from performance. The position in Pfizer, Inc. was no longer held at the end of the reporting period.

The combined impact of the Portfolio’s duration positioning and yield curve strategies contributed to performance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

During the reporting period, the Portfolio used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. Use of the CDX had a positive impact on the Portfolio’s performance for the period. The Portfolio also used foreign exchange forwards to hedge the currency risk on non-dollar holdings. The use of these derivatives had a negligible impact on performance during the reporting period. The Portfolio also used futures to manage interest rate risk, which is a more efficient way of managing interest rate risk than through the purchase or sale of cash bonds. The use of futures detracted from performance.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Multi-Sector Fixed Income (As of 12/31/2023)

Credit Quality	% of Total Investments

AAA	9.3%

AA	5.9%

A	31.3%

BBB	51.5%

BB	1.4%

B	0.4%

Cash/Cash Equivalents	0.2%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Quantitative Modeling Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Portfolio	17.47%	8.30%	6.44%
Blended Index	19.60	10.84	8.22
S&P 500 Index	26.29	15.69	12.03

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST Quantitative Modeling Portfolio returned 17.47%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Investors began calendar year 2023 (the reporting period) with fears that aggressive interest rate hikes by the US Federal Reserve (the Fed) would tip the US economy into a recession. However, the economy proved more resilient than expected, as inflation pressures eased and the Fed signaled at the end of the reporting period that it was poised to pivot from interest rate hikes to interest rate cuts in 2024. As a result, recession fears gave way to increased optimism that policymakers could pull off a soft landing, which the Portfolio managers believe helped fuel the outperformance of risk assets. (A soft landing refers to the central bank tightening monetary policy to fight inflation without causing a recession.) (Risk assets generally refer to assets that potentially have a significant degree of price volatility, such as equities, high yield bonds, real estate, and currencies.)

Following steep losses in the prior reporting period, US equities rebounded sharply in the reporting period, with the S&P 500 Index gaining 26.29% and finishing just shy of its all-time high. Growth stocks performed particularly well. The Russell 1000 Growth Index soared 42.68%, which was buoyed by a technology sector that gained over 50% due in part to growing optimism over the earnings potential of artificial intelligence. Defensive areas of the equity market, such as consumer staples and utilities, underperformed. Small-cap stocks lagged large-cap stocks but still produced solid gains, with the Russell 2000 Index adding 16.93%.

International developed equities performed well, with the MSCI EAFE Index (GD) rising 18.85% in the reporting period. However, these equities underperformed the US market, where the S&P 500 Index rose 26.29%, benefiting from top-performing technology stocks. At the country level, the United Kingdom underperformed the broad European area and Japan. Emerging market equities lagged their developed market counterparts, with the MSCI Emerging Market Index (GD) gaining a more muted 10.27%. China continued to be a key detractor, producing negative returns for the third straight year as economic growth lagged expectations.

Rate markets were choppy during the reporting period. Global government bond yields were volatile, rising for much of the reporting period only to fall sharply near the end. The US 10-year Treasury yield finished the reporting period exactly where it started, at 3.88%, after flirting with 5% just a few months earlier. Credit spreads tightened along with falling recession odds.

Bonds rebounded during the reporting period. The Bloomberg US Aggregate Bond Index rose 5.53%, the Bloomberg Global Aggregate Bond Index increased 5.71%, and the Bloomberg US High Yield Index gained 13.46%.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the AST Large Cap Growth Portfolio allocation contributed positively to the Portfolio’s performance as growth stocks outperformed value stocks by a wide margin in the US. Within the fixed income segment of the Portfolio, both the PGIM Fixed Income Core Bond sleeve and AST Global Bond Portfolio allocation contributed positively to overall performance as central banks paused interest rate hikes during the year. Overweight allocations to US and international equities contributed positively to performance, as global equities outperformed fixed income. A position in high yield debt also positively contributed to performance, as fixed income risk assets were rewarded throughout the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Quantitative Modeling Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

Overall, tactical asset allocation slightly detracted from the Portfolio’ performance during the reporting period. Given the equity market drawdown experienced in 2022, the Portfolio had meaningful allocations to the defensive segment of the Portfolio in 2023. This positioning detracted from performance during the reporting period as equity markets rallied from their 2022 lows. A defensive stance in the fourth quarter of the reporting period also detracted from performance as markets rallied into the end of the reporting period. Overweight positions in small-cap stocks and out-of-index positions in emerging market equities and natural resources hurt performance. The PGIM QS 1% Tracking Error sleeve and AST Clearbridge Dividend Growth Portfolio allocation, which were meaningful positive contributors in the volatile market environment in 2022, detracted from performance in 2023 given that stocks exhibiting lower volatility were among the least rewarded.

Several of the Portfolio’s subadvisors used derivatives during the reporting period to gain certain market exposures and provide liquidity. PGIM Quantitative Solutions managed an active overlay of the Portfolio that used derivatives, including index futures, to manage cash flows and provide liquidity for the Portfolio. The use of derivatives did not have a material impact on the Portfolio’s performance during the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Quantitative Modeling (As of 12/31/2023)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets

AST Large-Cap Growth Portfolio	Domestic Equity	6.3%

AST Global Bond Portfolio	International Fixed Income	5.5%

AST Large-Cap Value Portfolio	Domestic Equity	5.3%

AST International Growth Portfolio	International Equity	3.0%

Microsoft Corp.	Software	2.9%

Apple, Inc.	Technology Hardware, Storage & Peripherals	2.8%

AST ClearBridge Dividend Growth Portfolio	Domestic Equity	2.3%

AST Small-Cap Value Portfolio	Domestic Equity	1.6%

AST Small-Cap Growth Portfolio	Domestic Equity	1.6%

Amazon.com, Inc.	Internet & Direct Marketing Retail	1.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

Advanced Series Trust	December 31, 2023
Benchmark Glossary — unaudited

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

AST Multi-Sector Fixed Income Portfolio Blended Index consists of the Bloomberg US Long Corporate Index (65%), an unmanaged index comprised of dollar-denominated debt from US and non-US industrial, utility, and financial institutions issuers with a duration of 10+ years, and the Bloomberg US Intermediate Corporate Index (35%), an unmanaged index comprised of dollar-denominated debt from US and non-US industrial, utility, and financial institutions issuers with a duration of 1-10 years. (Note: This blend has a cap of 7.5% on Financials).

AST Quantitative Modeling Portfolio Blended Index consists of the Russell 3000® Index (60%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Bloomberg US Aggregate Bond Index (25%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Bloomberg Fixed Maturity (2023 - 2034) Zero Coupon Swaps Index reflect the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond. Bloomberg US 5-10 Year Government/Credit Bond Index is an unmanaged index that includes all medium and larger issues of US government, investment grade corporate, and investment-grade Yankee bonds that have maturities between five and ten years and are publicly issued.

Bloomberg US 5-10 Year Government/Credit Bond Index is an unmanaged index that includes all medium and larger issues of US government, investment grade corporate, and investment-grade Yankee bonds that have maturities between five and ten years and are publicly issued.

Bloomberg US Aggregate Bond Index is an unmanaged index that measures the investment grade, US dollar denominated, fixed-rate taxable bond market.

Bloomberg US Corporate High Yield 2% Issuer Capped Index is an unmanaged index of the 2% Issuer Cap component of the Bloomberg HighYield Corporate Bond Index, which is an unmanaged market value-weighted index of fixed rate, non-investment grade debt.

Bloomberg US Long Corporate Index is an unmanaged index designed to measure the performance of US corporate bonds that have a maturity of greater than or equal to 10 years.

ICE BofA US High Yield Master II Index is an unmanaged index that tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

Lipper US Government Money Market Funds Average invests principally in financial instruments issued or guaranteed by the US government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value. Investors cannot invest directly instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value. Investors cannot invest directly in a market index or average.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The S&P 500 index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Advanced Series Trust	December 31, 2023
Benchmark Glossary — unaudited (continued)

ICE BOFA IS LICENSING THE BOFA INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust	December 31, 2023
Fees and Expenses — unaudited

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Bond Portfolio 2023	Actual	$1,000.00	$1,046.90	1.12%	$5.78

	Hypothetical	$1,000.00	$1,019.56	1.12%	$5.70

AST Bond Portfolio 2024	Actual	$1,000.00	$1,040.90	0.95%	$4.89

	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

AST Bond Portfolio 2025	Actual	$1,000.00	$1,043.10	0.95%	$4.89

	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

AST Bond Portfolio 2026	Actual	$1,000.00	$1,046.00	0.95%	$4.90

	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

AST Bond Portfolio 2027	Actual	$1,000.00	$1,044.20	0.95%	$4.89

	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

AST Bond Portfolio 2028	Actual	$1,000.00	$1,041.30	0.92%	$4.73

	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

AST Bond Portfolio 2029	Actual	$1,000.00	$1,037.10	0.95%	$4.88

	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

AST Bond Portfolio 2030	Actual	$1,000.00	$1,033.00	0.95%	$4.87

	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

AST Bond Portfolio 2031	Actual	$1,000.00	$1,030.10	0.94%	$4.81

	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79

Advanced Series Trust	December 31, 2023
Fees and Expenses — unaudited (continued)

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Bond Portfolio 2032	Actual	$1,000.00	$1,024.50	0.90%	$4.59

	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

AST Bond Portfolio 2033	Actual	$1,000.00	$1,018.40	0.95%	$4.83

	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

AST Bond Portfolio 2034	Actual	$1,000.00	$1,016.70	0.95%	$4.83

	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

AST Core Fixed Income	Actual	$1,000.00	$1,036.80	0.68%	$3.49

	Hypothetical	$1,000.00	$1,021.78	0.68%	$3.47

AST Government Money	Actual	$1,000.00	$1,024.40	0.58%	$2.96

Market	Hypothetical	$1,000.00	$1,022.28	0.58%	$2.96

AST High Yield	Actual	$1,000.00	$1,061.10	0.86%	$4.47

	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38

AST Investment Grade	Actual	$1,000.00	$1,040.70	0.68%	$3.50

Bond	Hypothetical	$1,000.00	$1,021.78	0.68%	$3.47

AST Multi-Sector Fixed	Actual	$1,000.00	$1,054.10	0.72%	$3.73

Income	Hypothetical	$1,000.00	$1,021.58	0.72%	$3.67

AST Quantitative	Actual	$1,000.00	$1,064.00	1.01%	$5.25

Modeling	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2023, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Chinese Renminbi
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
USD	US Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
A — Annual payment frequency for swaps
ABS — Asset-Backed Security
Aces — Alternative Credit Enhancements Securities
BABs — Build America Bonds
BARC — Barclays Bank PLC
BNP — BNP Paribas S.A.
BNS — Bank of Nova Scotia
BNYM — Bank of New York Mellon
BOA — Bank of America, N.A.
BOS — Bank of America Securities, Inc.
BROIS — Brazil Overnight Index Swap
CDI — Chess Depository Interest
CDX — Credit Derivative Index
CF — CF Secured, LLC
CGM — Citigroup Global Markets, Inc.
CIBC — Canadian Imperial Bank of Commerce
CITI — Citibank, N.A.
CLO — Collateralized Loan Obligation
CME — Chicago Mercantile Exchange
CVA — Certificate Van Aandelen (Bearer)
CVT — Convertible Security
DAC — Designated Activity Company
DB — Deutsche Bank AG
EAFE — Europe, Australasia, Far East
EMTN — Euro Medium Term Note
ETF — Exchange-Traded Fund
EURIBOR — Euro Interbank Offered Rate

FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GMTN — Global Medium Term Note
GNMA — Government National Mortgage Association
GS — Goldman Sachs & Co. LLC
GSB — Goldman Sachs Bank USA
iBoxx — Bond Market Indices
ING — ING Financial Markets LLC
IO — Interest Only (Principal amount represents notional)
JPM — JPMorgan Chase Bank N.A.
JPS — J.P. Morgan Securities LLC
LIBOR — London Interbank Offered Rate
LP — Limited Partnership
M — Monthly payment frequency for swaps
MASTR — Morgan Stanley Structured Asset Security
MSC — Morgan Stanley & Co. LLC
MSCI — Morgan Stanley Capital International
MSCS — Morgan Stanley Capital Services LLC
MSI — Morgan Stanley & Co International PLC
MTN — Medium Term Note
NAT — Natixis
NWS — NatWest Markets Securities, Inc.
OAT — Obligations Assimilables du Tresor
OTC — Over-the-counter
PIK — Payment-in-Kind
PO — Principal Only
PRFC — Preference Shares
Q — Quarterly payment frequency for swaps
RBD — RBC Dominion Securities, Inc.
REITs — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
RFUCCT — Refinitiv USD IBOR Consumer Cash Fallbacks Term
S&P — Standard & Poor’s
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
SSB — State Street Bank & Trust Company
STRIPs — Separate Trading of Registered Interest and Principal of Securities
T — Swap payment upon termination
TBA — To Be Announced
TIPS — Treasury Inflation-Protected Securities
TONAR — Tokyo Overnight Average Rate
UAG — UBS AG
USOIS — United States Overnight Index Swap

SEE NOTES TO FINANCIAL STATEMENTS.

A1

Glossary (CONTINUED)

UTS — Unit Trust Security
WFS — Wells Fargo Securities LLC

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST BOND PORTFOLIO 2023
SCHEDULE OF INVESTMENTS		as of December 31, 2023

The Portfolio did not hold any securities and derivative instruments as of December 31, 2023, accordingly, no securities and derivative positions are presented in the Statement of Assets and Liabilities.

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$1,734,037

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(508,344)

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$15,262,441
Futures Contracts - Short Positions (1)	45,543,888

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST BOND PORTFOLIO 2023 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023
ASSETS
Investments at value:
Cash	$1,407,692
Receivable for Portfolio shares sold	706
Due from Manager	309

Total Assets	1,408,707

LIABILITIES
Payable for Portfolio shares purchased	881,618
Audit fees payable	28,090
Accrued expenses and other liabilities	18,310
Trustees’ fees payable	891
Affiliated transfer agent fee payable	707
Distribution fee payable	79

Total Liabilities	929,695

NET ASSETS	$479,012

Net assets were comprised of:
Partners’ Equity	$479,012

Net asset value and redemption price per share, $479,012 / 36,898 outstanding shares of beneficial interest	$12.98

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$289,770
Affiliated dividend income	138,693

Total income	428,463

EXPENSES
Management fee	304,653
Distribution fee	164,141
Custodian and accounting fees	38,486
Professional fees	31,997
Audit fee	28,090
Shareholders’ reports	12,530
Trustees’ fees	10,010
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,851
Miscellaneous	20,796

Total expenses	619,554
Less: Fee waiver and/or expense reimbursement	(22,082)

Net expenses	597,472

NET INVESTMENT INCOME (LOSS)	(169,009)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(354,118))	(356,027)
Futures transactions	1,734,037

1,378,010

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	3,068,370
Futures	(508,344)

2,560,026

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	3,938,036

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,769,027

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(169,009)	$(349,502)
Net realized gain (loss) on investment transactions	1,378,010	1,787,179
Net change in unrealized appreciation (depreciation) on investments	2,560,026	(2,626,619)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,769,027	(1,188,942)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [772,573 and 10,749,727 shares, respectively]	9,642,254	132,014,235
Portfolio shares purchased [11,860,853 and 1,187,191 shares, respectively]	(149,116,760)	(14,495,317)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(139,474,506)	117,518,918

TOTAL INCREASE (DECREASE)	(135,705,479)	116,329,976
NET ASSETS:
Beginning of year	136,184,491	19,854,515

End of year	$479,012	$136,184,491

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST BOND PORTFOLIO 2023 (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.24	$12.71	$12.93	$12.11	$11.37

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.03)	(0.06)	0.15	0.18	0.20
Net realized and unrealized gain (loss) on investment transactions	0.77	(0.41)	(0.37)	0.64	0.54

Total from investment operations	0.74	(0.47)	(0.22)	0.82	0.74

Net Asset Value, end of year	$12.98	$12.24	$12.71	$12.93	$12.11

Total Return(b)	6.05%	(3.70)%	(1.70)%	6.77%	6.51%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.5	$136.2	$19.9	$23.7	$29.2
Average net assets (in millions)	$65.7	$77.4	$21.4	$29.0	$33.9
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.91%	0.86%	0.93%	0.93%	0.93%
Expenses before waivers and/or expense reimbursement	0.94%	0.90%	1.47%	1.29%	1.21%
Net investment income (loss)	(0.26)%	(0.45)%	1.19%	1.42%	1.71%
Portfolio turnover rate(d)	19%	42%	32%	49%	45%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BOND PORTFOLIO 2024
SCHEDULE OF INVESTMENTS		as of December 31, 2023

		Shares	Value
LONG-TERM INVESTMENTS — 97.3%

AFFILIATED MUTUAL FUND — 93.2%
Fixed Income
AST Target Maturity Central Portfolio* (cost $75,183,118)(wa)		7,818,440	$79,435,351

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k) — 4.1%
U.S. Treasury Notes
4.250%	12/31/24	3,580	3,561,680

(cost $3,543,754)

TOTAL LONG-TERM INVESTMENTS (cost $78,726,872)			82,997,031

		Shares
SHORT-TERM INVESTMENT — 2.0%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $1,677,027)(wa)		1,677,027	1,677,027

TOTAL INVESTMENTS—99.3% (cost $80,403,899)			84,674,058
Other assets in excess of liabilities(z) — 0.7%			568,388

NET ASSETS — 100.0%			$85,242,446

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
117	3 Month CME SOFR	Sep. 2024	$27,929,362	$105,561
43	2 Year U.S. Treasury Notes	Mar. 2024	8,854,305	92,020

				197,581

Short Positions:
208	5 Year U.S. Treasury Notes	Mar. 2024	22,624,875	(511,580)
64	10 Year U.S. Treasury Notes	Mar. 2024	7,225,000	(238,147)
85	10 Year U.S. Ultra Treasury Notes	Mar. 2024	10,031,329	(454,833)
90	20 Year U.S. Treasury Bonds	Mar. 2024	11,244,375	(845,745)
53	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	7,080,469	(641,456)

				(2,691,761)

				$(2,494,180)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$502,000	$954,092

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BOND PORTFOLIO 2024 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Fund
Fixed Income	$79,435,351	$—	$—
U.S. Treasury Obligation	—	3,561,680	—
Short-Term Investment
Affiliated Mutual Fund	1,677,027	—	—

Total	$81,112,378	$3,561,680	$—

Other Financial Instruments*
Assets
Futures Contracts	$197,581	$—	$—

Liabilities
Futures Contracts	$(2,691,761)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2023 were as follows:

Fixed Income	93.2%
U.S. Treasury Obligation	4.1
Short Term	2.0

99.3
Other assets in excess of liabilities	0.7

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$197,581	*	Due from/to broker-variation margin futures	$2,691,761	*

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BOND PORTFOLIO 2024 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$2,198,931

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(2,529,238)

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$28,182,845
Futures Contracts - Short Positions (1)	35,329,769

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BOND PORTFOLIO 2024 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value:
Affiliated investments (cost $76,860,145)	$81,112,378
Unaffiliated investments (cost $3,543,754)	3,561,680
Cash	200
Deposit with broker for centrally cleared/exchange-traded derivatives	502,000
Receivable for Portfolio shares sold	192,048
Interest receivable	76,496
Due from broker-variation margin futures	45,270
Prepaid expenses	904

Total Assets	85,490,976

LIABILITIES
Payable for investments purchased	164,913
Audit fee payable	28,090
Payable for Portfolio shares purchased	18,455
Management fee payable	14,611
Custodian and accounting fees payable	10,167
Accrued expenses and other liabilities	7,752
Distribution fee payable	3,486
Affiliated transfer agent fee payable	707
Trustees’ fees payable	349

Total Liabilities	248,530

NET ASSETS	$85,242,446

Net assets were comprised of:
Partners’ Equity	$85,242,446

Net asset value and redemption price per share, $85,242,446 / 6,977,242 outstanding shares of beneficial interest	$12.22

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$164,507
Affiliated dividend income	120,351

Total income	284,858

EXPENSES
Management fee	256,782
Distribution fee	138,341
Custodian and accounting fees	38,662
Professional fees	31,317
Audit fee	28,090
Shareholders’ reports	12,773
Trustees’ fees	9,289
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,851
Miscellaneous	18,749

Total expenses	542,854
Less: Fee waiver and/or expense reimbursement	(39,291)

Net expenses	503,563

NET INVESTMENT INCOME (LOSS)	(218,705)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(215,589))	(212,365)
Futures transactions	2,198,931

1,986,566

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $4,330,013)	4,347,939
Futures	(2,529,238)

1,818,701

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	3,805,267

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,586,562

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(218,705)	$(12,937)
Net realized gain (loss) on investment transactions	1,986,566	(160,375)
Net change in unrealized appreciation (depreciation) on investments	1,818,701	(75,175)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,586,562	(248,487)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [8,744,242 and 768,262 shares, respectively]	103,069,137	9,000,647
Portfolio shares purchased [2,287,198 and 577,638 shares, respectively]	(27,424,909)	(6,819,747)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	75,644,228	2,180,900

TOTAL INCREASE (DECREASE)	79,230,790	1,932,413
NET ASSETS:
Beginning of year	6,011,656	4,079,243

End of year	$85,242,446	$6,011,656

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BOND PORTFOLIO 2024 (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$11.56	$12.38	$12.68	$11.67	$10.81

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.05)	(0.03)	0.27	0.18	0.24
Net realized and unrealized gain (loss) on investment transactions	0.71	(0.79)	(0.57)	0.83	0.62

Total from investment operations	0.66	(0.82)	(0.30)	1.01	0.86

Net Asset Value, end of year	$12.22	$11.56	$12.38	$12.68	$11.67

Total Return(b)	5.71%	(6.62)%	(2.37)%	8.65%	7.96%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$85	$6	$4	$9	$23
Average net assets (in millions)	$55	$5	$4	$26	$52
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.91%	0.91%	0.93%	0.93%	0.95%
Expenses before waivers and/or expense reimbursement	0.98%	3.45%	4.73%	1.36%	1.09%
Net investment income (loss)	(0.40)%	(0.26)%	2.20%	1.46%	2.12%
Portfolio turnover rate(d)	51%	163%	124%	186%	53%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BOND PORTFOLIO 2025
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENT — 93.8%
AFFILIATED MUTUAL FUND
Fixed Income
AST Target Maturity Central Portfolio* (cost $5,195,586)	546,849	$5,555,985

SHORT-TERM INVESTMENT — 1.9%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $111,703)	111,703	111,703

TOTAL INVESTMENTS—95.7% (cost $5,307,289)(wa)		5,667,688

Other assets in excess of liabilities(z) — 4.3%		255,639

NET ASSETS — 100.0%		$5,923,327

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
25	2 Year U.S. Treasury Notes	Mar. 2024	$5,147,852	$51,045
2	3 Year U.S. Treasury Notes	Mar. 2024	422,109	6,623

				57,668

Short Positions:
16	5 Year U.S. Treasury Notes	Mar. 2024	1,740,375	(43,337)
3	10 Year U.S. Treasury Notes	Mar. 2024	338,672	(6,557)
7	10 Year U.S. Ultra Treasury Notes	Mar. 2024	826,109	(37,166)
6	20 Year U.S. Treasury Bonds	Mar. 2024	749,625	(57,524)
4	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	534,375	(46,248)

				(190,832)

				$(133,164)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$297,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST BOND PORTFOLIO 2025 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investment
Affiliated Mutual Fund
Fixed Income	$5,555,985	$—	$—
Short-Term Investment
Affiliated Mutual Fund	111,703	—	—

Total	$5,667,688	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$57,668	$—	$—

Liabilities
Futures Contracts	$(190,832)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2023 were as follows:

Fixed Income	93.8%
Short Term	1.9

95.7
Other assets in excess of liabilities	4.3

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$57,668	*	Due from/to broker-variation margin futures	$190,832	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$143,753

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST BOND PORTFOLIO 2025 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(188,659)

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$6,286,070
Futures Contracts - Short Positions (1)	4,721,630

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST BOND PORTFOLIO 2025 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value:
Affiliated investments (cost $5,307,289)	$5,667,688
Cash	3
Deposit with broker for centrally cleared/exchange-traded derivatives	297,000
Due from broker-variation margin futures	5,953
Due from Manager	826
Receivable for investments sold	317
Prepaid expenses	898

Total Assets	5,972,685

LIABILITIES
Audit fee payable	28,090
Custodian and accounting fees payable	10,049
Shareholders’ reports payable	3,027
Accrued expenses and other liabilities	2,404
Fund data services payable	1,607
Professional fees payable	1,020
Transfer agent fee payable	801
Commitment fees payable	774
Affiliated transfer agent fee payable	707
Payable for Portfolio shares purchased	334
Trustees’ fees payable	301
Distribution fee payable	244

Total Liabilities	49,358

NET ASSETS	$5,923,327

Net assets were comprised of:
Partners’ Equity	$5,923,327

Net asset value and redemption price per share, $5,923,327 / 428,878 outstanding shares of beneficial interest	$13.81

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$15,054
Affiliated dividend income	12,740

Total income	27,794

EXPENSES
Management fee	30,177
Distribution fee	16,258
Custodian and accounting fees	38,568
Professional fees	31,572
Audit fee	28,090
Shareholders’ reports	12,617
Fund data services	8,892
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,852
Trustees’ fees	8,420
Commitment fees	3,417
Miscellaneous	8,356

Total expenses	195,219
Less: Fee waiver and/or expense reimbursement	(136,040)

Net expenses	59,179

NET INVESTMENT INCOME (LOSS)	(31,385)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Affiliated investment transactions	(20,203)
Futures transactions	143,753

123,550

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	486,259
Futures	(188,659)

297,600

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	421,150

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$389,765

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(31,385)	$(19,488)
Net realized gain (loss) on investment transactions	123,550	(234,138)
Net change in unrealized appreciation (depreciation) on investments	297,600	(127,624)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	389,765	(381,250)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [511,164 and 777,446 shares, respectively]	6,808,629	10,394,963
Portfolio shares purchased [607,604 and 421,061 shares, respectively]	(8,132,266)	(5,571,579)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(1,323,637)	4,823,384

TOTAL INCREASE (DECREASE)	(933,872)	4,442,134
NET ASSETS:
Beginning of year	6,857,199	2,415,065

End of year	$5,923,327	$6,857,199

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST BOND PORTFOLIO 2025 (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$13.05	$14.30	$14.72	$13.22	$12.16

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.06)	(0.04)	0.32	0.26	0.28
Net realized and unrealized gain (loss) on investment transactions	0.82	(1.21)	(0.74)	1.24	0.78

Total from investment operations	0.76	(1.25)	(0.42)	1.50	1.06

Net Asset Value, end of year	$13.81	$13.05	$14.30	$14.72	$13.22

Total Return(b)	5.82%	(8.74)%	(2.85)%	11.35%	8.72%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6	$7	$2	$9	$35
Average net assets (in millions)	$7	$6	$4	$28	$68
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.91%	0.91%	0.93%	0.93%	0.95%
Expenses before waivers and/or expense reimbursement	3.00%	3.07%	5.14%	1.31%	1.02%
Net investment income (loss)	(0.48)%	(0.33)%	2.19%	1.82%	2.18%
Portfolio turnover rate(d)	98%	114%	52%	273%	77%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST BOND PORTFOLIO 2026
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

LONG-TERM INVESTMENT — 96.2%
AFFILIATED MUTUAL FUND
Fixed Income
AST Target Maturity Central Portfolio* (cost $21,959,836)	2,251,985	$22,880,165

SHORT-TERM INVESTMENT — 2.0%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $483,406)	483,406	483,406

TOTAL INVESTMENTS—98.2% (cost $22,443,242)(wa)		23,363,571

Other assets in excess of liabilities(z) — 1.8%		431,198

NET ASSETS — 100.0%		$23,794,769

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Position:
113	3 Year U.S. Treasury Notes	Mar. 2024	$23,849,180	$349,916

Short Positions:
34	2 Year U.S. Treasury Notes	Mar. 2024	7,001,078	(61,157)
38	5 Year U.S. Treasury Notes	Mar. 2024	4,133,391	(79,984)
18	10 Year U.S. Treasury Notes	Mar. 2024	2,032,031	(65,003)
25	10 Year U.S. Ultra Treasury Notes	Mar. 2024	2,950,391	(134,424)
26	20 Year U.S. Treasury Bonds	Mar. 2024	3,248,375	(236,670)
15	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	2,003,906	(183,422)

				(760,660)

				$(410,744)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$457,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST BOND PORTFOLIO 2026 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investment
Affiliated Mutual Fund
Fixed Income	$22,880,165	$—	$—
Short-Term Investment
Affiliated Mutual Fund	483,406	—	—

Total	$23,363,571	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$349,916	$—	$—

Liabilities
Futures Contracts	$(760,660)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2023 were as follows:

Fixed Income	96.2%
Short Term	2.0

98.2
Other assets in excess of liabilities	1.8

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$349,916	*	Due from/to broker-variation margin futures	$760,660	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$427,888

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BOND PORTFOLIO 2026 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(406,304)

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$22,309,447
Futures Contracts - Short Positions (1)	17,998,160

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BOND PORTFOLIO 2026 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value:
Affiliated investments (cost $22,443,242)	$23,363,571
Deposit with broker for centrally cleared/exchange-traded derivatives	457,000
Receivable for Portfolio shares sold	25,672
Due from broker-variation margin futures	24,368
Prepaid expenses	899

Total Assets	23,871,510

LIABILITIES
Audit fee payable	28,090
Payable for investments purchased	23,495
Custodian and accounting fees payable	10,170
Management fee payable	4,353
Accrued expenses and other liabilities	3,641
Shareholders’ reports payable	3,028
Professional fees payable	1,031
Distribution fee payable	977
Payable for Portfolio shares purchased	940
Affiliated transfer agent fee payable	707
Trustees’ fees payable	309

Total Liabilities	76,741

NET ASSETS	$23,794,769

Net assets were comprised of:
Partners’ Equity	$23,794,769

Net asset value and redemption price per share, $23,794,769 / 2,050,779 outstanding shares of beneficial interest	$11.60

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Affiliated dividend income	$58,655
Interest income	20,117

Total income	78,772

EXPENSES
Management fee	114,981
Distribution fee	61,948
Custodian and accounting fees	39,146
Professional fees	31,648
Audit fee	28,090
Shareholders’ reports	12,405
Fund data services	8,892
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,850
Trustees’ fees	8,648
Miscellaneous	9,971

Total expenses	324,579
Less: Fee waiver and/or expense reimbursement	(99,091)

Net expenses	225,488

NET INVESTMENT INCOME (LOSS)	(146,716)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Affiliated investment transactions	(406,825)
Futures transactions	427,888

21,063

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	1,909,985
Futures	(406,304)

1,503,681

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	1,524,744

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,378,028

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(146,716)	$9,946
Net realized gain (loss) on investment transactions	21,063	(1,871,935)
Net change in unrealized appreciation (depreciation) on investments	1,503,681	(1,512,684)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,378,028	(3,374,673)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [885,519 and 1,202,853 shares, respectively]	9,899,161	13,589,947
Portfolio shares purchased [1,295,811 and 1,200,154 shares, respectively]	(14,429,433)	(13,407,518)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(4,530,272)	182,429

TOTAL INCREASE (DECREASE)	(3,152,244)	(3,192,244)
NET ASSETS:
Beginning of year	26,947,013	30,139,257

End of year	$23,794,769	$26,947,013

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BOND PORTFOLIO 2026 (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$10.95	$12.26	$12.75	$11.52	$10.47

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.07)	— (b)	0.16	0.18	0.23
Net realized and unrealized gain (loss) on investment transactions	0.72	(1.31)	(0.65)	1.05	0.82

Total from investment operations	0.65	(1.31)	(0.49)	1.23	1.05

Net Asset Value, end of year	$11.60	$10.95	$12.26	$12.75	$11.52

Total Return(c)	5.94%	(10.69)%	(3.84)%	10.68%	10.03%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$24	$27	$30	$52	$134
Average net assets (in millions)	$25	$29	$39	$92	$148
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.91%	0.92%	0.93%	0.92%	0.85%
Expenses before waivers and/or expense reimbursement	1.31%	1.21%	1.18%	0.92%	0.85%
Net investment income (loss)	(0.59)%	0.03%	1.25%	1.50%	2.03%
Portfolio turnover rate(e)	42%	47%	30%	93%	65%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BOND PORTFOLIO 2027
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

LONG-TERM INVESTMENT — 96.0%
AFFILIATED MUTUAL FUND
Fixed Income
AST Target Maturity Central Portfolio* (cost $45,367,909)	4,588,571	$46,619,885

SHORT-TERM INVESTMENT — 2.7%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $1,332,028)	1,332,028	1,332,028

TOTAL INVESTMENTS—98.7% (cost $46,699,937)(wa)		47,951,913

Other assets in excess of liabilities(z) — 1.3%		638,977

NET ASSETS — 100.0%		$48,590,890

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
66	3 Year U.S. Treasury Notes	Mar. 2024	$13,929,609	$123,419
245	5 Year U.S. Treasury Notes	Mar. 2024	26,649,493	621,913

				745,332

Short Positions:
52	2 Year U.S. Treasury Notes	Mar. 2024	10,707,531	(118,687)
35	10 Year U.S. Treasury Notes	Mar. 2024	3,951,172	(135,829)
53	10 Year U.S. Ultra Treasury Notes	Mar. 2024	6,254,828	(283,767)
53	20 Year U.S. Treasury Bonds	Mar. 2024	6,621,688	(494,005)
32	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	4,275,000	(388,635)

				(1,420,923)

				$(675,591)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$647,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BOND PORTFOLIO 2027 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investment
Affiliated Mutual Fund
Fixed Income	$46,619,885	$—	$—
Short-Term Investment
Affiliated Mutual Fund	1,332,028	—	—

Total	$47,951,913	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$745,332	$—	$—

Liabilities
Futures Contracts	$(1,420,923)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2023 were as follows:

Fixed Income	96.0%
Short Term	2.7

98.7
Other assets in excess of liabilities	1.3

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$745,332	*	Due from/to broker-variation margin futures	$1,420,923	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$504,717

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BOND PORTFOLIO 2027 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(661,083)

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$49,425,760
Futures Contracts - Short Positions (1)	42,480,191

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BOND PORTFOLIO 2027 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value:
Affiliated investments (cost $46,699,937)	$47,951,913
Deposit with broker for centrally cleared/exchange-traded derivatives	647,000
Due from broker-variation margin futures	56,258
Receivable for investments sold	44,535
Prepaid expenses	904

Total Assets	48,700,610

LIABILITIES
Payable for Portfolio shares purchased	46,879
Audit fee payable	28,090
Custodian and accounting fees payable	10,186
Management fee payable	7,300
Professional fees payable	5,881
Accrued expenses and other liabilities	4,563
Shareholders’ reports payable	2,179
Distribution fee payable	1,998
Fund data services payable	1,607
Affiliated transfer agent fee payable	707
Trustees’ fees payable	330

Total Liabilities	109,720

NET ASSETS	$48,590,890

Net assets were comprised of:
Partners’ Equity	$48,590,890

Net asset value and redemption price per share, $48,590,890 / 4,376,806 outstanding shares of beneficial interest	$11.10

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Affiliated dividend income	$112,174
Interest income	35,871

Total income	148,045

EXPENSES
Management fee	233,547
Distribution fee	125,827
Custodian and accounting fees	39,177
Professional fees	36,739
Audit fee	28,090
Shareholders’ reports	11,335
Trustees’ fees	9,280
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,850
Miscellaneous	21,437

Total expenses	514,282
Less: Fee waiver and/or expense reimbursement	(56,272)

Net expenses	458,010

NET INVESTMENT INCOME (LOSS)	(309,965)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Affiliated investment transactions	(294,205)
Futures transactions	504,717

210,512

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	3,459,993
Futures	(661,083)

2,798,910

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	3,009,422

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,699,457

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(309,965)	$(142,248)
Net realized gain (loss) on investment transactions	210,512	(4,768,204)
Net change in unrealized appreciation (depreciation) on investments	2,798,910	(2,351,087)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,699,457	(7,261,539)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [599,664 and 2,730,534 shares, respectively]	6,409,641	30,991,048
Portfolio shares purchased [1,152,207 and 1,779,569 shares, respectively]	(12,352,076)	(19,841,608)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(5,942,435)	11,149,440

TOTAL INCREASE (DECREASE)	(3,242,978)	3,887,901
NET ASSETS:
Beginning of year	51,833,868	47,945,967

End of year	$48,590,890	$51,833,868

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST BOND PORTFOLIO 2027 (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$10.52	$12.05	$12.63	$11.29	$10.20

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.07)	(0.03)	0.10	0.15	0.23
Net realized and unrealized gain (loss) on investment transactions	0.65	(1.50)	(0.68)	1.19	0.86

Total from investment operations	0.58	(1.53)	(0.58)	1.34	1.09

Net Asset Value, end of year	$11.10	$10.52	$12.05	$12.63	$11.29

Total Return(b)	5.51%	(12.70)%	(4.59)%	11.87%	10.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$49	$52	$48	$69	$101
Average net assets (in millions)	$50	$54	$56	$65	$149
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.91%	0.92%	0.93%	0.93%	0.87%
Expenses before waivers and/or expense reimbursement	1.02%	0.98%	1.04%	0.99%	0.87%
Net investment income (loss)	(0.62)%	(0.26)%	0.79%	1.26%	2.14%
Portfolio turnover rate(d)	15%	40%	40%	189%	66%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST BOND PORTFOLIO 2028
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

LONG-TERM INVESTMENT — 96.1%
AFFILIATED MUTUAL FUND
Fixed Income
AST Target Maturity Central Portfolio* (cost $81,146,081)	8,120,235	$82,501,586

SHORT-TERM INVESTMENT — 2.3%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $1,941,663)	1,941,663	1,941,663

TOTAL INVESTMENTS—98.4% (cost $83,087,744)(wa)		84,443,249

Other assets in excess of liabilities(z) — 1.6%		1,400,792

NET ASSETS — 100.0%		$85,844,041

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Position:
1,162	5 Year U.S. Treasury Notes	Mar. 2024	$126,394,737	$3,218,892

Short Positions:
92	2 Year U.S. Treasury Notes	Mar. 2024	18,944,094	(179,988)
324	3 Year U.S. Treasury Notes	Mar. 2024	68,381,719	(1,076,180)
38	10 Year U.S. Treasury Notes	Mar. 2024	4,289,844	(96,365)
94	10 Year U.S. Ultra Treasury Notes	Mar. 2024	11,093,469	(502,861)
93	20 Year U.S. Treasury Bonds	Mar. 2024	11,619,188	(889,429)
56	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	7,481,250	(681,390)

				(3,426,213)

				$(207,321)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$1,376,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST BOND PORTFOLIO 2028 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investment
Affiliated Mutual Fund
Fixed Income	$82,501,586	$—	$—
Short-Term Investment
Affiliated Mutual Fund	1,941,663	—	—

Total	$84,443,249	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$3,218,892	$—	$—

Liabilities
Futures Contracts	$(3,426,213)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2023 were as follows:

Fixed Income	96.1%
Short Term	2.3

98.4
Other assets in excess of liabilities	1.6

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$3,218,892	*	Due from/to broker-variation margin futures	$3,426,213	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(24,349)

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST BOND PORTFOLIO 2028 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(146,275)

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$113,381,365
Futures Contracts - Short Positions (1)	101,395,359

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST BOND PORTFOLIO 2028 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value:
Affiliated investments (cost $83,087,744)	$84,443,249
Deposit with broker for centrally cleared/exchange-traded derivatives	1,376,000
Due from broker-variation margin futures	95,655
Receivable for investments sold	10,016
Prepaid expenses	911

Total Assets	85,925,831

LIABILITIES
Audit fee payable	28,090
Management fee payable	13,564
Payable for Portfolio shares purchased	10,543
Custodian and accounting fees payable	9,828
Professional fees payable	5,968
Accrued expenses and other liabilities	3,619
Distribution fee payable	3,529
Shareholders’ reports payable	2,179
Fund data services payable	1,607
Transfer agent fee payable	801
Commitment fees payable	796
Affiliated transfer agent fee payable	707
Trustees’ fees payable	559

Total Liabilities	81,790

NET ASSETS	$85,844,041

Net assets were comprised of:
Partners’ Equity	$85,844,041

Net asset value and redemption price per share, $85,844,041 / 7,734,517 outstanding shares of beneficial interest	$11.10

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Affiliated dividend income	$157,802
Interest income	64,312

Total income	222,114

EXPENSES
Management fee	431,697
Distribution fee	232,583
Custodian and accounting fees	38,118
Professional fees	37,096
Audit fee	28,090
Shareholders’ reports	11,342
Trustees’ fees	10,218
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,853
Miscellaneous	21,430

Total expenses	819,427
Less: Fee waiver and/or expense reimbursement	(18,827)

Net expenses	800,600

NET INVESTMENT INCOME (LOSS)	(578,486)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Affiliated investment transactions	(632,202)
Futures transactions	(24,349)

(656,551)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	6,205,447
Futures	(146,275)

6,059,172

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	5,402,621

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,824,135

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(578,486)	$(324,286)
Net realized gain (loss) on investment transactions.	(656,551)	(11,371,186)
Net change in unrealized appreciation (depreciation) on investments	6,059,172	(5,129,569)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,824,135	(16,825,041)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [65,685 and 5,634,733 shares, respectively]	699,628	66,226,884
Portfolio shares purchased [2,049,942 and 3,208,572 shares, respectively]	(21,887,553)	(36,428,555)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(21,187,925)	29,798,329

TOTAL INCREASE (DECREASE)	(16,363,790)	12,973,288
NET ASSETS:
Beginning of year	102,207,831	89,234,543

End of year	$85,844,041	$102,207,831

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST BOND PORTFOLIO 2028 (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year.	$10.52	$12.24	$12.81	$11.17	$10.01

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.07)	(0.03)	— (b)	0.17	0.21
Net realized and unrealized gain (loss) on investment transactions	0.65	(1.69)	(0.57)	1.47	0.91

Total from investment operations	0.58	(1.72)	(0.57)	1.64	1.12

Capital Contributions	—	—	—	—	0.04	(c)

Net Asset Value, end of year	$11.10	$10.52	$12.24	$12.81	$11.17

Total Return(d)	5.51%	(14.05)%	(4.45)%	14.68%	11.59	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$86	$102	$89	$3	$22
Average net assets (in millions)	$93	$112	$50	$6	$37
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.86%	0.83%	0.93%	0.93%	0.94%
Expenses before waivers and/or expense reimbursement	0.88%	0.84%	1.06%	3.23%	1.25%
Net investment income (loss)	(0.62)%	(0.29)%	0.01%	1.44%	1.99%
Portfolio turnover rate(g)	1%	41%	230%	211%	179%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 11.19%.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST BOND PORTFOLIO 2029
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

LONG-TERM INVESTMENT — 95.3%

AFFILIATED MUTUAL FUND
Fixed Income
AST Target Maturity Central Portfolio*	751,038	$7,630,542

(cost $7,243,490)

SHORT-TERM INVESTMENT — 3.3%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $261,596)	261,596	261,596

TOTAL INVESTMENTS—98.6% (cost $7,505,086)(wa)		7,892,138

Other assets in excess of liabilities(z) — 1.4%		114,260

NET ASSETS — 100.0%		$8,006,398

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
40	5 Year U.S. Treasury Notes	Mar. 2024	$4,350,938	$100,858
41	10 Year U.S. Treasury Notes	Mar. 2024	4,628,516	155,241

				256,099

Short Positions:
9	2 Year U.S. Treasury Notes	Mar. 2024	1,853,227	(19,800)
14	3 Year U.S. Treasury Notes	Mar. 2024	2,954,766	(46,502)
9	10 Year U.S. Ultra Treasury Notes	Mar. 2024	1,062,141	(48,028)
9	20 Year U.S. Treasury Bonds	Mar. 2024	1,124,438	(85,153)
5	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	667,969	(61,140)

				(260,623)

				$(4,524)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$158,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST BOND PORTFOLIO 2029 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investment
Affiliated Mutual Fund
Fixed Income	$7,630,542	$—	$—
Short-Term Investment
Affiliated Mutual Fund	261,596	—	—

Total	$7,892,138	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$256,099	$—	$—

Liabilities
Futures Contracts	$(260,623)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2023 were as follows:

Fixed Income	95.3%
Short Term	3.3

98.6
Other assets in excess of liabilities	1.4

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$256,099	*	Due from/to broker-variation margin futures	$260,623	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(18,044)

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST BOND PORTFOLIO 2029 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$14,940

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$9,694,616
Futures Contracts - Short Positions (1)	8,314,948

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST BOND PORTFOLIO 2029 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value:
Affiliated investments (cost $7,505,086)	$7,892,138
Deposit with broker for centrally cleared/exchange-traded derivatives	158,000
Receivable for investments sold	5,685
Due from broker-variation margin futures	5,468
Due from Manager	1,636
Prepaid expenses	895

Total Assets	8,063,822

LIABILITIES
Audit fee payable	28,090
Custodian and accounting fees payable	9,288
Payable for Portfolio shares purchased	5,984
Professional fees payable	5,849
Fund data services payable	3,560
Accrued expenses and other liabilities	2,549
Transfer agent fee payable	798
Affiliated transfer agent fee payable	707
Distribution fee payable	329
Trustees’ fees payable	270

Total Liabilities	57,424

NET ASSETS	$8,006,398

Net assets were comprised of:
Partners’ Equity	$8,006,398

Net asset value and redemption price per share, $8,006,398 / 735,489 outstanding shares of beneficial interest	$10.89

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Affiliated dividend income	$17,748
Interest income	8,677

Total income	26,425

EXPENSES
Management fee	39,636
Distribution fee	21,354
Custodian and accounting fees	37,751
Professional fees	36,407
Audit fee	28,090
Fund data services	8,892
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,850
Shareholders’ reports	8,555
Trustees’ fees	8,400
Commitment fees	3,344
Miscellaneous	9,661

Total expenses	210,940
Less: Fee waiver and/or expense reimbursement	(133,210)

Net expenses	77,730

NET INVESTMENT INCOME (LOSS)	(51,305)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Affiliated investment transactions	(49,652)
Futures transactions	(18,044)

(67,696)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	597,628
Futures	14,940

612,568

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	544,872

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$493,567

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(51,305)	$(32,308)
Net realized gain (loss) on investment transactions	(67,696)	(693,844)
Net change in unrealized appreciation (depreciation) on investments	612,568	(296,590)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	493,567	(1,022,742)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [132,276 and 1,185,204 shares, respectively]	1,376,163	12,997,722
Portfolio shares purchased [301,297 and 527,275 shares, respectively]	(3,192,277)	(5,670,932)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(1,816,114)	7,326,790

TOTAL INCREASE (DECREASE)	(1,322,547)	6,304,048
NET ASSETS:
Beginning of year	9,328,945	3,024,897

End of year	$8,006,398	$9,328,945

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST BOND PORTFOLIO 2029 (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$10.31	$12.27	$12.85	$11.05	$9.84

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.06)	(0.05)	0.10	0.17	0.16
Net realized and unrealized gain (loss) on investment transactions	0.64	(1.91)	(0.68)	1.63	1.05

Total from investment operations	0.58	(1.96)	(0.58)	1.80	1.21

Net Asset Value, end of year	$10.89	$10.31	$12.27	$12.85	$11.05

Total Return(b)	5.63%	(15.97)%	(4.51)%	16.29%	12.30%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8	$9	$3	$3	$48
Average net assets (in millions)	$9	$8	$3	$10	$34
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.91%	0.91%	0.93%	0.93%	0.93%
Expenses before waivers and/or expense reimbursement	2.47%	2.54%	6.01%	2.31%	1.18%
Net investment income (loss)	(0.60)%	(0.43)%	0.80%	1.51%	1.45%
Portfolio turnover rate(d)	15%	98%	68%	199%	177%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST BOND PORTFOLIO 2030
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENT — 95.2%
AFFILIATED MUTUAL FUND
Fixed Income
AST Target Maturity Central Portfolio*	5,617,644	$57,075,264

(cost $55,656,959)

SHORT-TERM INVESTMENT — 3.4%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $2,052,402)	2,052,402	2,052,402

TOTAL INVESTMENTS—98.6% (cost $57,709,361)(wa)		59,127,666

Other assets in excess of liabilities(z) — 1.4%		845,892

NET ASSETS — 100.0%		$59,973,558

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Position:
694	10 Year U.S. Treasury Notes	Mar. 2024	$78,346,097	$2,470,190

Short Positions:
72	2 Year U.S. Treasury Notes	Mar. 2024	14,825,812	(159,438)
310	5 Year U.S. Treasury Notes	Mar. 2024	33,719,766	(767,173)
54	10 Year U.S. Ultra Treasury Notes	Mar. 2024	6,372,844	(133,496)
64	20 Year U.S. Treasury Bonds	Mar. 2024	7,996,000	(610,036)
39	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	5,210,156	(468,497)

				(2,138,640)

				$331,550

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$906,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST BOND PORTFOLIO 2030 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investment
Affiliated Mutual Fund
Fixed Income	$57,075,264	$—	$—
Short-Term Investment
Affiliated Mutual Fund	2,052,402	—	—

Total	$59,127,666	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$2,470,190	$—	$—

Liabilities
Futures Contracts	$(2,138,640)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2023 were as follows:

Fixed Income	95.2%
Short Term	3.4

98.6
Other assets in excess of liabilities	1.4

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$2,470,190	*	Due from/to broker-variation margin futures	$2,138,640	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(629,637)

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST BOND PORTFOLIO 2030 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$571,674

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$70,813,230
Futures Contracts - Short Positions (1)	60,788,472

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST BOND PORTFOLIO 2030 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value:
Affiliated investments (cost $57,709,361)	$59,127,666
Deposit with broker for centrally cleared/exchange-traded derivatives	906,000
Receivable for investments sold	15,907
Due from broker-variation margin futures	4,545
Receivable for Portfolio shares sold	1,070
Prepaid expenses	909

Total Assets	60,056,097

LIABILITIES
Audit fee payable	28,090
Payable for Portfolio shares purchased	17,814
Custodian and accounting fees payable	10,178
Management fee payable	7,161
Professional fees payable	5,888
Fund data services payable	4,611
Accrued expenses and other liabilities	3,086
Distribution fee payable	2,465
Shareholders’ reports payable	2,179
Affiliated transfer agent fee payable	707
Trustees’ fees payable	360

Total Liabilities	82,539

NET ASSETS	$59,973,558

Net assets were comprised of:
Partners’ Equity	$59,973,558

Net asset value and redemption price per share, $59,973,558 / 5,471,745 outstanding shares of beneficial interest	$10.96

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Affiliated dividend income	$110,641
Interest income	43,230

Total income	153,871

EXPENSES
Management fee	267,962
Distribution fee	144,368
Custodian and accounting fees	39,575
Professional fees	36,734
Audit fee	28,090
Shareholders’ reports	10,977
Trustees’ fees	9,320
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,852
Miscellaneous	22,227

Total expenses	568,105
Less: Fee waiver and/or expense reimbursement	(42,604)

Net expenses	525,501

NET INVESTMENT INCOME (LOSS)	(371,630)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Affiliated investment transactions	(261,204)
Futures transactions	(629,637)

(890,841)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	3,922,954
Futures	571,674

4,494,628

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	3,603,787

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,232,157

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(371,630)	$(97,081)
Net realized gain (loss) on investment transactions	(890,841)	(8,482,692)
Net change in unrealized appreciation (depreciation) on investments	4,494,628	(3,798,284)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,232,157	(12,378,057)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [660,398 and 1,037,606 shares, respectively]	6,850,521	11,664,161
Portfolio shares purchased [814,407 and 1,231,068 shares, respectively]	(8,587,812)	(13,840,004)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(1,737,291)	(2,175,843)

TOTAL INCREASE (DECREASE)	1,494,866	(14,553,900)
NET ASSETS:
Beginning of year	58,478,692	73,032,592

End of year	$59,973,558	$58,478,692

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST BOND PORTFOLIO 2030 (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,				January 02, 2019(a) through December 31, 2019
	2023	2022	2021	2020
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.39	$12.55	$13.10	$11.44	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.07)	(0.02)	0.10	0.12	0.15
Net realized and unrealized gain (loss) on investment transactions	0.64	(2.14)	(0.65)	1.54	1.29

Total from investment operations	0.57	(2.16)	(0.55)	1.66	1.44

Net Asset Value, end of period	$10.96	$10.39	$12.55	$13.10	$11.44

Total Return(c)	5.38%	(17.13)%	(4.20)%	14.51%	14.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$60	$58	$73	$141	$34
Average net assets (in millions)	$58	$64	$103	$213	$19
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.91%	0.91%	0.91%	0.81%	0.93	%(e)
Expenses before waivers and/or expense reimbursement	0.98%	0.93%	0.91%	0.81%	1.44	%(e)
Net investment income (loss)	(0.64)%	(0.15)%	0.83%	0.95%	1.28	%(e)
Portfolio turnover rate(f)	12%	14%	56%	253%	384%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST BOND PORTFOLIO 2031
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENT — 95.2%
AFFILIATED MUTUAL FUND
Fixed Income
AST Target Maturity Central Portfolio* (cost $77,341,138)	7,754,222	$78,782,896

SHORT-TERM INVESTMENT — 3.3%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $2,744,897)	2,744,897	2,744,897

TOTAL INVESTMENTS—98.5% (cost $80,086,035)(wa)		81,527,793

Other assets in excess of liabilities(z) — 1.5%		1,282,236

NET ASSETS — 100.0%		$82,810,029

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
609	10 Year U.S. Treasury Notes	Mar. 2024	$68,750,394	$2,135,717
251	10 Year U.S. Ultra Treasury Notes	Mar. 2024	29,621,923	1,364,297

				3,500,014

Short Positions:
98	2 Year U.S. Treasury Notes	Mar. 2024	20,179,578	(215,302)
427	5 Year U.S. Treasury Notes	Mar. 2024	46,446,259	(981,455)
88	20 Year U.S. Treasury Bonds	Mar. 2024	10,994,500	(837,312)
53	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	7,080,469	(643,300)

				(2,677,369)

				$822,645

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

JPS	$1,360,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST BOND PORTFOLIO 2031 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investment
Affiliated Mutual Fund
Fixed Income	$78,782,896	$—	$—
Short-Term Investment
Affiliated Mutual Fund	2,744,897	—	—

Total	$81,527,793	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$3,500,014	$—	$—

Liabilities
Futures Contracts	$(2,677,369)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2023 were as follows:

Fixed Income	95.2%
Short Term	3.3

98.5
Other assets in excess of liabilities	1.5

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$3,500,014	*	Due from/to broker-variation margin futures	$2,677,369	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(1,532,197)

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST BOND PORTFOLIO 2031 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$1,216,034

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$101,754,171
Futures Contracts - Short Positions (1)	85,866,448

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST BOND PORTFOLIO 2031 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value:
Affiliated investments (cost $80,086,035)	$81,527,793
Deposit with broker for centrally cleared/exchange-traded derivatives	1,360,000
Receivable for Portfolio shares sold	346,353
Prepaid expenses	918

Total Assets	83,235,064

LIABILITIES
Payable for investments purchased	326,886
Audit fee payable	28,090
Due to broker-variation margin futures	25,329
Accrued expenses and other liabilities	14,752
Management fee payable	12,919
Custodian and accounting fees payable	10,189
Distribution fee payable	3,391
Payable for Portfolio shares purchased	2,263
Affiliated transfer agent fee payable	707
Trustees’ fees payable	509

Total Liabilities	425,035

NET ASSETS	$82,810,029

Net assets were comprised of:
Partners’ Equity	$82,810,029

Net asset value and redemption price per share, $82,810,029 / 8,975,051 outstanding shares of beneficial interest	$9.23

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Affiliated dividend income	$139,547
Interest income	77,334

Total income	216,881

EXPENSES
Management fee	405,178
Distribution fee	218,296
Custodian and accounting fees	39,458
Professional fees	37,046
Audit fee	28,090
Shareholders’ reports	11,165
Trustees’ fees	10,148
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,851
Miscellaneous	22,432

Total expenses	780,664
Less: Fee waiver and/or expense reimbursement	(17,670)

Net expenses	762,994

NET INVESTMENT INCOME (LOSS)	(546,113)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Affiliated investment transactions	(660,346)
Futures transactions	(1,532,197)

(2,192,543)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	5,879,723
Futures	1,216,034

7,095,757

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	4,903,214

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,357,101

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(546,113)	$(273,777)
Net realized gain (loss) on investment transactions	(2,192,543)	(18,590,017)
Net change in unrealized appreciation (depreciation) on investments	7,095,757	(4,167,895)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,357,101	(23,031,689)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [777,862 and 7,507,050 shares, respectively]	6,931,104	77,267,679
Portfolio shares purchased [2,523,890 and 5,168,743 shares, respectively]	(22,418,772)	(50,639,540)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(15,487,668)	26,628,139

TOTAL INCREASE (DECREASE)	(11,130,567)	3,596,450
NET ASSETS:
Beginning of year	93,940,596	90,344,146

End of year	$82,810,029	$93,940,596

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST BOND PORTFOLIO 2031 (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,			January 02, 2020(a) through
	2023	2022	2021	December 31, 2020
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$8.76	$10.78	$11.32	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.06)	(0.02)	0.04	0.03
Net realized and unrealized gain (loss) on investment transactions	0.53	(2.00)	(0.58)	1.29	(c)

Total from investment operations	0.47	(2.02)	(0.54)	1.32

Net Asset Value, end of period	$9.23	$8.76	$10.78	$11.32

Total Return(d)	5.37%	(18.74)%	(4.77)%	13.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$83	$94	$90	$146
Average net assets (in millions)	$87	$110	$148	$70
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.87%	0.84%	0.88%	0.92	%(f)
Expenses before waivers and/or expense reimbursement	0.89%	0.85%	0.88%	0.92	%(f)
Net investment income (loss)	(0.63)%	(0.25)%	0.40%	0.28	%(f)
Portfolio turnover rate(g)	6%	48%	102%	116%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Portfolio invests.
(f)	Annualized.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST BOND PORTFOLIO 2032
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENT — 95.0%
AFFILIATED MUTUAL FUND
Fixed Income
AST Target Maturity Central Portfolio* (cost $96,528,205)	9,665,399	$98,200,453

SHORT-TERM INVESTMENT — 3.3%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $3,360,515)	3,360,515	3,360,515

TOTAL INVESTMENTS—98.3% (cost $99,888,720)(wa)		101,560,968

Other assets in excess of liabilities(z) — 1.7%		1,793,472

NET ASSETS — 100.0%		$103,354,440

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
143	10 Year U.S. Treasury Notes	Mar. 2024	$16,143,360	$512,352
802	10 Year U.S. Ultra Treasury Notes	Mar. 2024	94,648,535	4,347,036

				4,859,388

Short Positions:
118	2 Year U.S. Treasury Notes	Mar. 2024	24,297,859	(259,303)
428	5 Year U.S. Treasury Notes	Mar. 2024	46,555,032	(1,050,457)
111	20 Year U.S. Treasury Bonds	Mar. 2024	13,868,063	(1,026,344)
65	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	8,683,594	(776,865)

				(3,112,969)

				$1,746,419

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
JPS	$1,939,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST BOND PORTFOLIO 2032 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investment
Affiliated Mutual Fund
Fixed Income	$98,200,453	$—	$—
Short-Term Investment
Affiliated Mutual Fund	3,360,515	—	—

Total	$101,560,968	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$4,859,388	$—	$—

Liabilities
Futures Contracts	$(3,112,969)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2023 were as follows:

Fixed Income	95.0%
Short Term	3.3

98.3
Other assets in excess of liabilities	1.7

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$4,859,388	*	Due from/to broker-variation margin futures	$3,112,969	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(2,418,739)

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST BOND PORTFOLIO 2032 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$1,949,226

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$136,388,984
Futures Contracts - Short Positions (1)	116,728,099

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST BOND PORTFOLIO 2032 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value:
Affiliated investments (cost $99,888,720)	$101,560,968
Deposit with broker for centrally cleared/exchange-traded derivatives	1,939,000
Receivable for investments sold	6,523
Prepaid expenses	914

Total Assets	103,507,405

LIABILITIES
Due to broker-variation margin futures	71,376
Audit fee payable	28,090
Management fee payable	16,171
Custodian and accounting fees payable	10,003
Payable for Portfolio shares purchased	6,866
Accrued expenses and other liabilities	6,827
Professional fees payable	5,955
Distribution fee payable	4,248
Shareholders’ reports payable	2,181
Affiliated transfer agent fee payable	707
Trustees’ fees payable	541

Total Liabilities	152,965

NET ASSETS	$103,354,440

Net assets were comprised of:
Partners’ Equity	$103,354,440

Net asset value and redemption price per share, $103,354,440 / 13,002,292 outstanding shares of beneficial interest	$7.95

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Affiliated dividend income	$197,717
Interest income	116,975

Total income	314,692

EXPENSES
Management fee	522,363
Distribution fee	281,431
Custodian and accounting fees	38,642
Professional fees	37,182
Audit fee	28,090
Shareholders’ reports	11,421
Trustees’ fees	10,480
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,851
Miscellaneous	21,624

Total expenses	960,084
Less: Fee waiver and/or expense reimbursement	(22,771)

Net expenses	937,313

NET INVESTMENT INCOME (LOSS)	(622,621)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Affiliated investment transactions	(895,454)
Futures transactions	(2,418,739)

(3,314,193)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	7,506,462
Futures	1,949,226

9,455,688

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	6,141,495

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,518,874

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(622,621)	$(242,069)
Net realized gain (loss) on investment transactions	(3,314,193)	(24,926,300)
Net change in unrealized appreciation (depreciation) on investments	9,455,688	(5,999,458)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,518,874	(31,167,827)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [385,100 and 13,044,805 shares, respectively]	2,979,204	117,207,726
Portfolio shares purchased [3,852,336 and 7,480,708 shares, respectively]	(29,648,600)	(64,759,744)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(26,669,396)	52,447,982

TOTAL INCREASE (DECREASE)	(21,150,522)	21,280,155
NET ASSETS:
Beginning of year	124,504,962	103,224,807

End of year	$103,354,440	$124,504,962

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST BOND PORTFOLIO 2032 (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,		January 04, 2021(a) through December 31, 2021
	2023	2022
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$7.56	$9.47	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.04)	(0.01)	0.04
Net realized and unrealized gain (loss) on investment transactions	0.43	(1.90)	(0.57)

Total from investment operations	0.39	(1.91)	(0.53)

Net Asset Value, end of period	$7.95	$7.56	$9.47

Total Return(c)	5.16%	(20.17)%	(5.30)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$103	$125	$103
Average net assets (in millions)	$113	$141	$33
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.83%	0.81%	0.93	%(e)
Expenses before waivers and/or expense reimbursement	0.85%	0.82%	1.17	%(e)
Net investment income (loss)	(0.55)%	(0.17)%	0.44	%(e)
Portfolio turnover rate(f)	4%	34%	375%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST BOND PORTFOLIO 2033
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENT — 94.0%
AFFILIATED MUTUAL FUND
Fixed Income
AST Target Maturity Central Portfolio*	418,016	$4,247,040

(cost $4,016,554)

SHORT-TERM INVESTMENT — 3.1%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $140,477)	140,477	140,477

TOTAL INVESTMENTS—97.1% (cost $4,157,031)(wa)		4,387,517

Other assets in excess of liabilities(z) — 2.9%		128,734

NET ASSETS — 100.0%		$4,516,251

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Position:
58	10 Year U.S. Ultra Treasury Notes	Mar. 2024	$6,844,907	$314,451

Short Positions:
5	2 Year U.S. Treasury Notes	Mar. 2024	1,029,570	(11,553)
15	5 Year U.S. Treasury Notes	Mar. 2024	1,631,602	(39,132)
23	10 Year U.S. Treasury Notes	Mar. 2024	2,596,484	(80,048)
4	20 Year U.S. Treasury Bonds	Mar. 2024	499,750	(38,404)
3	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	400,781	(36,684)

				(205,821)

				$108,630

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
JPS	$180,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST BOND PORTFOLIO 2033 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investment
Affiliated Mutual Fund
Fixed Income	$4,247,040	$—	$—
Short-Term Investment
Affiliated Mutual Fund	140,477	—	—

Total	$4,387,517	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$314,451	$—	$—

Liabilities
Futures Contracts	$(205,821)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2023 were as follows:

Fixed Income	94.0%
Short Term	3.1

97.1
Other assets in excess of liabilities	2.9

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instrumentsis interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$314,451	*	Due from/to broker-variation margin futures	$205,821	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(131,891)

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST BOND PORTFOLIO 2033 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$118,234

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$6,061,416
Futures Contracts - Short Positions (1)	5,103,188

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST BOND PORTFOLIO 2033 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value:
Affiliated investments (cost $4,157,031)	$4,387,517
Deposit with broker for centrally cleared/exchange-traded derivatives	180,000
Due from Manager	6,202
Receivable for investments sold	17
Prepaid expenses	895

Total Assets	4,574,631

LIABILITIES
Audit fee payable	28,090
Custodian and accounting fees payable	9,998
Professional fees payable	5,855
Due to broker-variation margin futures	5,212
Accrued expenses and other liabilities	2,425
Shareholders’ reports payable	2,421
Fund data services payable	1,607
Transfer agent fee payable	800
Commitment fees payable	761
Affiliated transfer agent fee payable	707
Trustees’ fees payable	300
Distribution fee payable	186
Payable for Portfolio shares purchased	18
Total Liabilities	58,380

NET ASSETS	$4,516,251

Net assets were comprised of:
Partners’ Equity	$4,516,251

Net asset value and redemption price per share, $4,516,251 / 542,734 outstanding shares of beneficial interest	$8.32

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
Affiliated dividend income	$7,942

EXPENSES
Management fee	21,366
Distribution fee	11,511
Custodian and accounting fees	38,533
Professional fees	36,405
Audit fee	28,090
Shareholders’ reports	11,588
Fund data services	8,892
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,851
Trustees’ fees	8,400
Commitment fees	4,161
Miscellaneous	8,002

Total expenses	185,799
Less: Fee waiver and/or expense reimbursement	(143,898)

Net expenses	41,901

NET INVESTMENT INCOME (LOSS)	(33,959)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Affiliated investment transactions	(62,230)
Futures transactions	(131,891)

(194,121)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	363,555
Futures	118,234

481,789

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	287,668

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$253,709

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	January 03, 2022(a) through December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(33,959)	$(10,734)
Net realized gain (loss) on investment transactions	(194,121)	(874,382)
Net change in unrealized appreciation (depreciation) on investments	481,789	(142,673)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	253,709	(1,027,789)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [216,129 and 732,283 shares, respectively]	1,677,804	6,867,148
Portfolio shares purchased [269,729 and 135,949 shares, respectively]	(2,156,923)	(1,097,698)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(479,119)	5,769,450

TOTAL INCREASE (DECREASE)	(225,410)	4,741,661
NET ASSETS:
Beginning of period	4,741,661	—

End of period	$4,516,251	$4,741,661

(a)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST BOND PORTFOLIO 2033 (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2023	January 03, 2022(a) through December 31, 2022
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$7.95	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investment transactions	0.43	(2.03)

Total from investment operations	0.37	(2.05)

Net Asset Value, end of period	$8.32	$7.95

Total Return(c)	4.65%	(20.50)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5	$5
Average net assets (in millions)	$5	$5
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.91%	0.91	%(e)
Expenses before waivers and/or expense reimbursement	4.04%	3.67	%(e)
Net investment income (loss)	(0.74)%	(0.24	)%(e)
Portfolio turnover rate(f)	37%	87%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST BOND PORTFOLIO 2034
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENT — 93.8%
AFFILIATED MUTUAL FUND
Fixed Income
AST Target Maturity Central Portfolio* (cost $4,770,230)	497,528	$5,054,880

SHORT-TERM INVESTMENT — 2.6%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $139,030)	139,030	139,030

TOTAL INVESTMENTS—96.4% (cost $4,909,260)(wa)		5,193,910

Other assets in excess of liabilities(z) — 3.6%		191,727

NET ASSETS — 100.0%		$5,385,637

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
55	10 Year U.S. Ultra Treasury Notes	Mar. 2024	$6,490,860	$282,929
4	20 Year U.S. Treasury Bonds	Mar. 2024	499,750	39,155

				322,084

Short Positions:
6	2 Year U.S. Treasury Notes	Mar. 2024	1,235,484	(13,492)
19	5 Year U.S. Treasury Notes	Mar. 2024	2,066,695	(48,491)
20	10 Year U.S. Treasury Notes	Mar. 2024	2,257,813	(67,438)
3	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	400,781	(36,684)

				(166,105)

				$155,979

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
JPS	$240,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST BOND PORTFOLIO 2034 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investment
Affiliated Mutual Fund
Fixed Income	$5,054,880	$—	$—
Short-Term Investment
Affiliated Mutual Fund	139,030	—	—

Total	$5,193,910	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$322,084	$—	$—

Liabilities
Futures Contracts	$(166,105)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2023 were as follows:

Fixed Income	93.8%
Short Term	2.6

96.4
Other assets in excess of liabilities	3.6

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$322,084	*	Due from/to broker-variation margin futures	$166,105	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(221,519)

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST BOND PORTFOLIO 2034 (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$155,979

For the period ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$6,541,922
Futures Contracts - Short Positions (1)	5,290,717

*	Average volume is based on average quarter end balances as noted for the period ended December 31, 2023.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST BOND PORTFOLIO 2034 (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value:
Affiliated investments (cost $4,909,260)	$5,193,910
Deposit with broker for centrally cleared/exchange-traded derivatives	240,000
Receivable for Portfolio shares sold	7,696
Due from Manager	5,549
Prepaid expenses	894

Total Assets	5,448,049

LIABILITIES
Audit fee payable	28,090
Custodian and accounting fees payable	9,997
Payable for investments purchased	7,300
Due to broker-variation margin futures	6,695
Professional fees payable	5,636
Accrued expenses and other liabilities	2,346
Shareholders’ reports payable	1,109
Affiliated transfer agent fee payable	707
Trustees’ fees payable	300
Distribution fee payable	221
Payable for Portfolio shares purchased	11

Total Liabilities	62,412

NET ASSETS	$5,385,637

Net assets were comprised of:
Partners’ Equity	$5,385,637

Net asset value and redemption price per share, $5,385,637 / 519,560 outstanding shares of beneficial interest	$10.37

STATEMENT OF OPERATIONS

For the Period January 03, 2023 (a) through December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Affiliated dividend income	$11,249
Interest income	10,484

Total income	21,733

EXPENSES
Management fee	23,463
Distribution fee	12,641
Custodian and accounting fees	39,350
Professional fees	35,758
Audit fee	28,090
Shareholders’ reports	11,688
Fund data services	8,893
Transfer agent’s fees and expenses (including affiliated expense of $4,056)	8,857
Trustees’ fees	8,400
Miscellaneous	8,047

Total expenses	185,187
Less: Fee waiver and/or expense reimbursement	(139,175)

Net expenses	46,012

NET INVESTMENT INCOME (LOSS)	(24,279)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Affiliated investment transactions	(2,730)
Futures transactions	(221,519)

(224,249)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	284,650
Futures	155,979

440,629

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	216,380

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$192,101

STATEMENT OF CHANGES IN NET ASSETS

January 03, 2023(a) through December 31, 2023
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(24,279)
Net realized gain (loss) on investment transactions	(224,249)
Net change in unrealized appreciation (depreciation) on investments	440,629

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	192,101

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [535,622 shares]	5,348,630
Portfolio shares purchased [16,062 shares]	(155,094)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	5,193,536

TOTAL INCREASE (DECREASE)	5,385,637
NET ASSETS:
Beginning of period	—

End of period	$5,385,637

(a)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST BOND PORTFOLIO 2034 (CONTINUED)
FINANCIAL HIGHLIGHTS

	January 03, 2023(a) through December 31, 2023
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	0.42

Total from investment operations	0.37

Net Asset Value, end of period	$10.37

Total Return(c)	3.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5
Average net assets (in millions)	$5
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.91	%(e)
Expenses before waivers and/or expense reimbursement	3.66	%(e)
Net investment income (loss)	(0.48	)%(e)
Portfolio turnover rate(f)	11%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST CORE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 101.1%
ASSET-BACKED SECURITIES — 12.1%
Automobiles — 3.3%
American Credit Acceptance Receivables Trust,
Series 2022-03, Class B, 144A
4.550%	10/13/26	143	$142,932
Series 2023-03, Class B, 144A
6.090%	11/12/27	1,345	1,352,779
AmeriCredit Automobile Receivables Trust,
Series 2023-01, Class C
5.800%	12/18/28	1,800	1,815,284
ARI Fleet Lease Trust,
Series 2023-A, Class A2, 144A
5.410%	02/17/32	3,100	3,094,296
Avis Budget Rental Car Funding AESOP LLC,
Series 2018-02A, Class A, 144A
4.000%	03/20/25	175	174,563
Series 2019-03A, Class A, 144A
2.360%	03/20/26	278	269,402
Series 2020-01A, Class A, 144A
2.330%	08/20/26	2,000	1,911,808
Series 2021-01A, Class D, 144A
3.710%	08/20/27	5,000	4,458,395
Series 2021-02A, Class A, 144A
1.660%	02/20/28	4,700	4,231,739
Series 2022-01A, Class A, 144A
3.830%	08/21/28	5,300	5,057,149
Series 2023-02A, Class A, 144A
5.200%	10/20/27	900	901,007
Series 2023-07A, Class A, 144A
5.900%	08/21/28	1,530	1,561,022
BOF VII AL Funding Trust I,
Series 2023-CAR03, Class A2, 144A
6.291%	07/26/32	1,256	1,263,611
Series 2023-CAR03, Class B, 144A
6.632%	07/26/32	486	488,960
Carvana Auto Receivables Trust,
Series 2022-P02, Class A3
4.130%	04/12/27	3,534	3,478,906
Chesapeake Funding II LLC,
Series 2023-01A, Class A1, 144A
5.650%	05/15/35	2,351	2,357,559
CPS Auto Receivables Trust,
Series 2023-B, Class A, 144A
5.910%	08/16/27	2,946	2,948,027
Credit Acceptance Auto Loan Trust,
Series 2021-02A, Class A, 144A
0.960%	02/15/30	166	165,309
DT Auto Owner Trust,
Series 2023-01A, Class B, 144A
5.190%	10/16/28	1,070	1,060,683
Series 2023-02A, Class B, 144A
5.410%	02/15/29	1,180	1,173,992
Enterprise Fleet Financing LLC,
Series 2023-01, Class A3, 144A
5.420%	10/22/29	1,650	1,665,732
Series 2023-02, Class A2, 144A
5.560%	04/22/30	2,445	2,451,607

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Exeter Automobile Receivables Trust,
Series 2022-01A, Class B
2.180%	06/15/26	525	$523,163
Series 2022-04A, Class B
4.570%	01/15/27	1,325	1,318,080
Series 2022-06A, Class B
6.030%	08/16/27	670	671,154
Series 2023-01A, Class B
5.720%	04/15/27	1,620	1,616,171
Series 2023-03A, Class B
6.110%	09/15/27	646	648,217
Flagship Credit Auto Trust,
Series 2022-03, Class B, 144A
4.690%	07/17/28	2,247	2,201,320
Series 2023-01, Class B, 144A
5.050%	01/18/28	596	589,841
Series 2023-02, Class B, 144A
5.210%	05/15/28	1,482	1,477,399
Ford Credit Auto Owner Trust,
Series 2020-01, Class A, 144A
2.040%	08/15/31	4,000	3,865,128
Series 2020-02, Class B, 144A
1.490%	04/15/33	1,730	1,610,298
Series 2021-01, Class C, 144A
1.910%	10/17/33	398	365,076
Series 2021-02, Class C, 144A
2.110%	05/15/34	1,025	926,968
Series 2023-01, Class A, 144A
4.850%	08/15/35	3,600	3,610,434
Series 2023-02, Class A, 144A
5.280%	02/15/36	2,200	2,246,900
Ford Credit Floorplan Master Owner Trust,
Series 2023-01, Class A1, 144A
4.920%	05/15/28	2,700	2,705,648
GLS Auto Receivables Issuer Trust,
Series 2022-03A, Class B, 144A
4.920%	01/15/27	390	386,874
Hertz Vehicle Financing III LLC,
Series 2023-01A, Class A, 144A
5.490%	06/25/27	3,200	3,210,939
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27	3,776	3,419,615
Hertz Vehicle Financing LLC,
Series 2021-01A, Class A, 144A
1.210%	12/26/25	1,165	1,124,581
Series 2022-02A, Class A, 144A
2.330%	06/26/28	5,600	5,091,476
Series 2023-03A, Class A, 144A
5.940%	02/25/28	5,780	5,885,929
Honda Auto Receivables Owner Trust,
Series 2021-04, Class A3
0.880%	01/21/26	550	533,963
Hyundai Auto Receivables Trust,
Series 2021-C, Class A3
0.740%	05/15/26	642	624,741

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
JPMorgan Chase Bank, NA,
Series 2021-02, Class D, 144A
1.138%	12/26/28	119	$115,864
Series 2021-03, Class D, 144A
1.009%	02/26/29	170	164,069
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27	2,309	2,261,019
Series 2021-01A, Class C, 144A
1.420%	07/14/28	765	695,444
Series 2021-01A, Class D, 144A
1.620%	11/14/30	225	201,276
Series 2023-01A, Class A, 144A
5.410%	11/14/29	7,540	7,562,463
Santander Bank Auto Credit-Linked Notes,
Series 2023-B, Class B, 144A
5.640%	12/15/33	320	321,213
Santander Drive Auto Receivables Trust,
Series 2021-01, Class D
1.130%	11/16/26	1,603	1,562,619
Series 2021-02, Class C
0.900%	06/15/26	346	344,338
Series 2021-02, Class D
1.350%	07/15/27	4,078	3,927,448
Series 2021-03, Class C
0.950%	09/15/27	1,260	1,248,723
Series 2022-04, Class B
4.420%	11/15/27	3,245	3,205,538
Series 2022-05, Class B
4.430%	03/15/27	1,060	1,047,435
Series 2022-06, Class B
4.720%	06/15/27	710	703,459
Series 2022-07, Class B
5.950%	01/17/28	2,590	2,602,201
Series 2023-01, Class B
4.980%	02/15/28	1,255	1,245,688
Series 2023-03, Class B
5.610%	07/17/28	2,015	2,024,398
Series 2023-03, Class C
5.770%	11/15/30	1,100	1,113,932
Series 2023-04, Class C
6.040%	12/15/31	2,000	2,033,107
SFS Auto Receivables Securitization Trust,
Series 2023-01A, Class A4, 144A
5.470%	12/20/29	1,670	1,693,138
Series 2023-01A, Class B, 144A
5.710%	01/22/30	100	101,110
Series 2023-01A, Class C, 144A
5.970%	02/20/31	200	200,816
Tricolor Auto Securitization Trust,
Series 2023-01A, Class A, 144A
6.480%	08/17/26	599	598,952
Volkswagen Auto Loan Enhanced Trust,
Series 2021-01, Class A3
1.020%	06/22/26	1,070	1,041,503
Westlake Automobile Receivables Trust,
Series 2022-02A, Class B, 144A
4.310%	09/15/27	2,560	2,529,813

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Series 2023-01A, Class B, 144A
5.410%	01/18/28		665	$661,829
Wheels Fleet Lease Funding LLC,
Series 2023-01A, Class A, 144A
5.800%	04/18/38		3,500	3,509,966
World Omni Auto Receivables Trust,
Series 2023-A, Class B
5.030%	05/15/29		1,140	1,138,400

				130,534,438

Collateralized Debt Obligation — 0.0%
MF1 Ltd.,
Series 2021-FL06, Class A, 144A, 1 Month SOFR + 1.214% (Cap N/A, Floor 1.100%)
6.573%(c)	07/16/36		1,476	1,461,129

Collateralized Loan Obligations — 5.5%
AB BSL CLO Ltd. (Cayman Islands),
Series 2023-04A, Class A, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)
7.416%(c)	04/20/36		670	673,338
AGL Core CLO Ltd. (Cayman Islands),
Series 2020-04A, Class A1R, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)
6.747%(c)	04/20/33		250	249,877
Allegro CLO Ltd. (Cayman Islands),
Series 2014-01RA, Class A1, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)
6.754%(c)	10/21/28		95	95,387
Series 2018-02A, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)
6.755%(c)	07/15/31		992	990,417
AMMC CLO Ltd. (Cayman Islands),
Series 2017-21A, Class A, 144A, 3 Month SOFR + 1.512% (Cap N/A, Floor 0.000%)
6.894%(c)	11/02/30		175	174,710
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month SOFR + 1.512% (Cap N/A, Floor 0.000%)
6.905%(c)	10/13/30		319	319,433
Series 2014-03RA, Class A, 144A, 3 Month SOFR + 1.312% (Cap N/A, Floor 0.000%)
6.702%(c)	01/28/31		287	286,409
Series 2014-04RA, Class A, 144A, 3 Month SOFR + 1.312% (Cap N/A, Floor 1.050%)
6.702%(c)	01/28/31		1,468	1,466,546
Series 2015-07A, Class AR2, 144A, 3 Month SOFR + 1.352% (Cap N/A, Floor 1.090%)
6.742%(c)	01/28/31		502	501,501
Anchorage Capital Europe CLO DAC (Ireland),
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.870% (Cap N/A, Floor 0.870%)
4.826%(c)	04/25/34	EUR	1,722	1,856,951
0Apidos CLO Ltd. (Cayman Islands),
Series 2013-12A, Class AR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 0.000%)
6.735%(c)	04/15/31		746	746,926

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2013-15A, Class A1RR, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 0.000%)
6.687%(c)	04/20/31		473	$473,054
Series 2018-18A, Class A1, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)
6.814%(c)	10/22/30		250	249,843
ARES CLO Ltd. (Cayman Islands),
Series 2019-52A, Class A1R, 144A, 3 Month SOFR + 1.312% (Cap N/A, Floor 1.050%)
6.724%(c)	04/22/31		990	989,348
Ares European CLO DAC (Ireland),
Series 11A, Class A1R, 144A, 3 Month EURIBOR + 0.770% (Cap N/A, Floor 0.770%)
4.735%(c)	04/15/32	EUR	5,724	6,218,022
Ares Loan Funding Ltd. (United Kingdom),
Series 2023-ALF4A, Class A1, 144A, 3 Month SOFR + 1.750% (Cap N/A, Floor 1.750%)
7.097%(c)	10/15/36		1,130	1,134,862
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)
6.764%(c)	10/17/32		4,285	4,284,618
Bain Capital Credit CLO Ltd. (United Kingdom),
Series 2023-04A, Class B, 144A, 3 Month SOFR + 2.500% (Cap N/A, Floor 2.500%)
7.923%(c)	10/21/36		3,375	3,378,240
Barings CLO Ltd. (Cayman Islands),
Series 2020-02A, Class AR, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 1.010%)
6.665%(c)	10/15/33		1,335	1,336,231
Battalion CLO Ltd. (Cayman Islands),
Series 2015-08A, Class A1R2, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)
6.727%(c)	07/18/30		759	758,755
Series 2018-12A, Class A1, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)
6.701%(c)	05/17/31		1,002	1,000,952
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2018-05BA, Class A1A, 144A, 3 Month SOFR + 1.352% (Cap N/A, Floor 0.000%)
6.767%(c)	04/20/31		1,590	1,590,098
Birch Grove CLO Ltd. (Cayman Islands),
Series 2023-05A, Class A1, 144A, 3 Month SOFR + 2.200% (Cap N/A, Floor 2.200%)
7.616%(c)	04/20/35		340	341,762
Birch Grove CLO Ltd. (United Kingdom),
Series 2023-07A, Class A1, 144A, 3 Month SOFR + 1.800% (Cap N/A, Floor 1.800%)
7.177%(c)	10/20/36		670	671,859
BlueMountain CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1R, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 0.000%)
6.854%(c)	10/22/30		559	559,636
BNPP AM Euro CLO DAC (Ireland),
Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)
4.565%(c)	04/15/31	EUR	2,083	2,259,868

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Carlyle Euro CLO DAC (Ireland),
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
4.955%(c)	10/15/35	EUR	3,810	$4,109,558
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2013-04A, Class A1RR, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.000%)
6.655%(c)	01/15/31		336	336,511
Series 2014-01A, Class A1R2, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)
6.634%(c)	04/17/31		533	532,703
Series 2015-05A, Class A1RR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)
6.757%(c)	01/20/32		3,039	3,040,482
CBAM Ltd. (Cayman Islands),
Series 2019-11RA, Class A1, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.857%(c)	01/20/35		3,040	3,023,018
Series 2020-12A, Class AR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)
6.857%(c)	07/20/34		2,496	2,482,403
Cedar Funding CLO Ltd. (Cayman Islands),
Series 2016-05A, Class A1R, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 0.000%)
6.764%(c)	07/17/31		850	849,412
CIFC Funding Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.302% (Cap N/A, Floor 0.000%)
6.717%(c)	04/20/31		1,435	1,436,678
Series 2021-01A, Class A1, 144A, 3 Month SOFR + 1.372% (Cap N/A, Floor 1.372%)
6.750%(c)	04/25/33		350	350,233
Series 2021-05A, Class A, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.402%)
6.795%(c)	07/15/34		2,708	2,710,441
CIFC Funding Ltd.,
Series 2020-03A, Class A1R, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.392%)
6.807%(c)	10/20/34		310	309,609
Clover CLO LLC,
Series 2018-01A, Class A1R, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.382%)
6.797%(c)	04/20/32		250	249,890
Clover CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.362%)
6.740%(c)	10/25/33		3,430	3,415,587
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month SOFR + 1.542% (Cap N/A, Floor 1.542%)
6.935%(c)	07/15/29		253	252,694
Series 2018-09A, Class A1, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.382%)
6.775%(c)	07/15/31		2,073	2,070,900
Series 2021-13A, Class A1, 144A, 3 Month SOFR + 1.452% (Cap N/A, Floor 1.190%)
6.845%(c)	07/15/34		450	446,978

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Elmwood CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 1.240%)
6.895%(c)	04/15/33		780	$780,595
Series 2022-06A, Class BR, 144A, 3 Month SOFR + 2.400% (Cap N/A, Floor 2.400%)
7.797%(c)	10/17/36		3,170	3,177,031
Series 2023-02A, Class B, 144A, 3 Month SOFR + 2.250% (Cap N/A, Floor 2.250%)
7.644%(c)	04/16/36		2,195	2,202,488
Empower CLO Ltd. (Cayman Islands),
Series 2023-02A, Class A1, 144A, 3 Month SOFR + 2.200% (Cap N/A, Floor 2.200%)
7.540%(c)	07/15/36		760	763,816
Flatiron CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month SOFR + 1.212% (Cap N/A, Floor 0.950%)
6.614%(c)	04/17/31		640	639,292
Galaxy CLO Ltd. (Cayman Islands),
Series 2013-15A, Class ARR, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)
6.625%(c)	10/15/30		879	877,673
Goldentree Loan Management US CLO Ltd. (Cayman Islands),
Series 2020-07A, Class AR, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)
6.747%(c)	04/20/34		560	558,623
Goldentree Loan Management US CLO Ltd. (United Kingdom),
Series 2022-15A, Class BR, 144A, 3 Month SOFR + 2.400% (Cap N/A, Floor 2.400%)
7.739%(c)	10/20/36		4,570	4,573,309
Goldentree Loan Opportunities Ltd. (Cayman Islands),
Series 2015-10A, Class AR, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 0.000%)
6.797%(c)	07/20/31		325	325,197
Series 2015-11A, Class AR2, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)
6.727%(c)	01/18/31		238	237,803
GoldenTree Loan Opportunities Ltd. (Cayman Islands),
Series 2014-09A, Class AR2, 144A, 3 Month SOFR + 1.372% (Cap N/A, Floor 1.110%)
6.762%(c)	10/29/29		1,348	1,347,683
Greywolf CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1SR, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.140%)
6.794%(c)	04/15/34		2,083	2,075,189
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.440% (Cap N/A, Floor 1.440%)
6.856%(c)	10/20/31		1,666	1,665,919
Series 2020-03RA, Class A1R, 144A, 3 Month SOFR + 1.550% (Cap N/A, Floor 1.290%)
6.962%(c)	04/15/33		2,083	2,075,590
Henley CLO DAC (Ireland),
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.900% (Cap N/A, Floor 0.900%)
4.856%(c)	04/25/34	EUR	1,042	1,125,502
Hildene Community Funding CDO Ltd. (Cayman Islands),
Series 2015-01A, Class ARR, 144A
2.600%	11/01/35		2,495	2,007,296

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
HPS Loan Management Ltd. (Cayman Islands),
Series 15A-19, Class A1R, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)
6.732%(c)	01/22/35		340	$338,775
Series 2015-06A, Class A1R, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 0.000%)
6.654%(c)	02/05/31		2,753	2,748,322
Series 2016-10A, Class A1RR, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)
6.817%(c)	04/20/34		970	968,218
Invesco Euro CLO DAC (Ireland),
Series 01A, Class A1R, 144A, 3 Month EURIBOR + 0.650% (Cap N/A, Floor 0.650%)
4.615%(c)	07/15/31	EUR	2,496	2,706,634
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-14A, Class A1AR, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.877%(c)	10/20/34		4,045	4,042,882
Kings Park CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.392%)
6.804%(c)	01/21/35		340	340,183
KKR CLO Ltd.,
Series 30A, Class A1R, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 1.020%)
6.684%(c)	10/17/31		4,380	4,377,905
LCM Ltd. (Cayman Islands),
Series 26A, Class A1, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)
6.747%(c)	01/20/31		1,114	1,113,085
Series 29A, Class AR, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)
6.725%(c)	04/15/31		250	249,264
Logan CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)
6.837%(c)	07/20/34		250	250,462
Madison Park Funding Ltd. (Cayman Islands),
Series 2013-11A, Class AR2, 144A, 3 Month SOFR + 1.162% (Cap N/A, Floor 0.900%)
6.574%(c)	07/23/29		749	748,211
Series 2014-13A, Class AR2, 144A, 3 Month SOFR + 1.212% (Cap N/A, Floor 0.950%)
6.608%(c)	04/19/30		377	377,064
Series 2015-19A, Class A1R2, 144A, 3 Month SOFR + 1.182% (Cap N/A, Floor 0.920%)
6.594%(c)	01/22/28		529	528,264
Series 2015-19A, Class AR3, 144A
—%(p)	01/22/37		495	495,000
Series 2016-21A, Class AARR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.342%)
6.735%(c)	10/15/32		4,575	4,573,410
Series 2017-23A, Class AR, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)
6.619%(c)	07/27/31		922	921,384
Series 2019-37A, Class AR, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)
6.725%(c)	07/15/33		250	249,765

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Marble Point CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.837%(c)	12/18/30	416	$415,893
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.000%)
6.687%(c)	10/12/30	1,531	1,529,332
Series 2015-09A, Class A1R, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 0.000%)
6.775%(c)	07/15/31	2,043	2,041,443
MP CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month SOFR + 1.512% (Cap N/A, Floor 0.000%)
6.927%(c)	10/20/30	450	449,892
Series 2015-02A, Class ARR, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.852%(c)	04/28/34	990	986,545
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2015-20A, Class ARR, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)
6.815%(c)	07/15/34	450	449,104
Neuberger Berman Loan Advisers CLO Ltd. (Cayman Islands),
Series 2018-29A, Class A1, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.130%)
6.788%(c)	10/19/31	360	359,846
Series 2020-39A, Class A1, 144A, 3 Month SOFR + 1.612% (Cap N/A, Floor 1.350%)
7.027%(c)	01/20/32	670	671,690
Northwoods Capital Ltd. (Cayman Islands),
Series 2020-22A, Class AR, 144A, 3 Month SOFR + 1.450% (Cap N/A, Floor 1.450%)
6.827%(c)	09/01/31	8,500	8,500,000
OCP CLO Ltd. (Cayman Islands),
Series 2014-05A, Class A1R, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)
6.721%(c)	04/26/31	214	214,131
Octagon 61 Ltd.,
Series 2023-02A, Class B, 144A, 3 Month SOFR + 2.350% (Cap N/A, Floor 2.350%)
7.766%(c)	04/20/36	3,085	3,097,357
Octagon Investment Partners Ltd. (Cayman Islands),
Series 2013-01A, Class A1R2, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 0.000%)
6.640%(c)	01/25/31	1,795	1,795,637
Series 2018-18A, Class A1A, 144A, 3 Month SOFR + 1.222% (Cap N/A, Floor 0.000%)
6.615%(c)	04/16/31	1,179	1,178,134
OFSI BSL Ltd. (Cayman Islands),
Series 2022-11A, Class A1R, 144A, 3 Month SOFR + 2.050% (Cap N/A, Floor 2.050%)
7.436%(c)	10/18/35	5,000	5,003,536
OZLM Funding Ltd. (Cayman Islands),
Series 2013-04A, Class A1R, 144A, 3 Month SOFR + 1.512% (Cap N/A, Floor 0.000%)
6.924%(c)	10/22/30	168	167,849

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 0.000%)
6.744%(c)	04/17/31	4,756	$4,756,494
Series 2014-07RA, Class A1R, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 1.010%)
6.674%(c)	07/17/29	1,047	1,047,729
Series 2018-18A, Class A, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 1.020%)
6.675%(c)	04/15/31	332	331,988
Palmer Square CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1A3, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.262%)
6.664%(c)	10/17/31	250	249,838
Series 2014-01A, Class A1R2, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.130%)
6.794%(c)	01/17/31	701	701,416
Series 2018-02A, Class A1A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 0.000%)
6.755%(c)	07/16/31	2,364	2,365,627
Palmer Square CLO Ltd. (United Kingdom),
Series 2022-05A, Class A, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)
7.416%(c)	10/20/35	340	343,041
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2020-04A, Class A2, 144A, 3 Month SOFR + 1.862% (Cap N/A, Floor 1.862%)
7.241%(c)	11/25/28	300	299,373
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1R, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 1.240%)
6.879%(c)	02/14/34	720	716,401
Series 2018-01A, Class A1AR, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.000%)
6.677%(c)	10/20/31	750	749,175
PPM CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.805%(c)	07/15/31	1,974	1,974,799
Race Point CLO Ltd. (Cayman Islands),
Series 2016-10A, Class A1R, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 0.000%)
6.740%(c)	07/25/31	1,199	1,197,561
Rad CLO Ltd. (Cayman Islands),
Series 2018-02A, Class AR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)
6.735%(c)	10/15/31	370	370,340
Series 2019-05A, Class AR, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)
6.780%(c)	07/24/32	430	430,040
Series 2023-22A, Class A1, 144A, 3 Month SOFR + 1.830% (Cap N/A, Floor 1.830%)
7.202%(c)	01/20/37	1,340	1,341,529
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A, 144A, 3 Month SOFR + 1.452% (Cap N/A, Floor 0.000%)
6.867%(c)	10/20/30	739	739,022

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2018-02A, Class A, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)
6.837%(c)	10/20/31		3,126	$3,125,882
RR Ltd. (Bermuda),
Series 2022-23A, Class A2R, 144A, 3 Month SOFR + 2.650% (Cap N/A, Floor 2.650%)
7.999%(c)	10/15/35		4,575	4,575,134
Signal Peak CLO Ltd. (Cayman Islands),
Series 2020-08A, Class A, 144A, 3 Month SOFR + 1.532% (Cap N/A, Floor 1.270%)
6.947%(c)	04/20/33		350	349,374
Signal Peak CLO Ltd.,
Series 2018-05A, Class A, 144A, 3 Month SOFR + 1.372% (Cap N/A, Floor 1.110%)
6.750%(c)	04/25/31		6,490	6,490,232
Sixth Street CLO Ltd. (Cayman Islands),
Series 2021-19A, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)
6.777%(c)	07/20/34		7,000	6,970,459
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.332%)
6.711%(c)	01/26/31		725	723,932
Series 2019-02A, Class AR, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.825%(c)	07/15/34		3,130	3,113,789
Southwick Park CLO LLC (Cayman Islands),
Series 2019-04A, Class A1R, 144A, 3 Month SOFR + 1.322% (Cap N/A, Floor 1.322%)
6.737%(c)	07/20/32		250	249,394
St. Paul’s CLO DAC (Ireland),
Series 04A, Class ARR1, 144A, 3 Month EURIBOR + 0.830% (Cap N/A, Floor 0.830%)
4.786%(c)	04/25/30	EUR	1,704	1,856,464
Series 05A, Class ARR, 144A, 3 Month EURIBOR + 0.710% (Cap N/A, Floor 0.710%)
4.712%(c)	02/20/30	EUR	4,128	4,494,680
Steele Creek CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A, 144A, 3 Month SOFR + 1.512% (Cap N/A, Floor 0.000%)
6.905%(c)	10/15/30		317	317,083
Storm King Park CLO Ltd. (United Kingdom),
Series 2022-01A, Class A1, 144A, 3 Month SOFR + 2.050% (Cap N/A, Floor 2.050%)
7.444%(c)	10/15/35		250	251,396
Symphony CLO Ltd. (Cayman Islands),
Series 2021-26A, Class AR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)
6.757%(c)	04/20/33		272	271,419
Symphony CLO Ltd. (Bermuda),
Series 2023-40A, Class A1, 144A, 3 Month SOFR + 1.640% (Cap N/A, Floor 1.640%)
6.984%(c)	01/14/34		1,300	1,302,335
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.832%(c)	10/29/34		1,815	1,813,001

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2021-02A, Class AS, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.820%(c)	07/25/34	2,083	$2,078,172
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 0.000%)
6.904%(c)	01/17/30	769	769,124
Tikehau US CLO Ltd. (Bermuda),
Series 2022-02A, Class A1R, 144A
—%(p)	01/20/36	8,250	8,250,000
Trestles CLO Ltd. (Cayman Islands),
Series 2020-03A, Class A1, 144A, 3 Month SOFR + 1.592% (Cap N/A, Floor 1.330%)
7.007%(c)	01/20/33	1,140	1,138,070
Series 2021-04A, Class A, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.844%(c)	07/21/34	580	578,826
Series 2021-05A, Class A1, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.847%(c)	10/20/34	600	598,184
Venture CLO Ltd. (Cayman Islands),
Series 2014-18A, Class AR, 144A, 3 Month SOFR + 1.482% (Cap N/A, Floor 0.000%)
6.875%(c)	10/15/29	860	859,797
Series 2021-41A, Class A1N, 144A, 3 Month SOFR + 1.592% (Cap N/A, Floor 1.330%)
7.007%(c)	01/20/34	680	676,592
Voya CLO Ltd. (Cayman Islands),
Series 2017-04A, Class A1, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 0.000%)
6.785%(c)	10/15/30	478	477,415
Series 2019-01A, Class AR, 144A, 3 Month SOFR + 1.322% (Cap N/A, Floor 1.060%)
6.715%(c)	04/15/31	1,175	1,176,486
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)
6.764%(c)	07/17/31	1,665	1,664,549
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.877%(c)	10/20/31	9,500	9,504,204
Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.814%(c)	01/17/31	1,020	1,020,234
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.865%(c)	10/15/34	1,140	1,135,535
WISE CLO Ltd.,
Series 2023-02A, Class A, 144A, 3 Month SOFR + 1.800% (Cap N/A, Floor 1.800%)
7.159%(c)	01/15/37	390	389,873

			218,383,971

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans — 0.5%
Affirm Asset Securitization Trust,
Series 2023-A, Class 1A, 144A
6.610%	01/18/28		1,595	$1,604,171
Aqua Finance Trust,
Series 2021-A, Class B, 144A
2.400%	07/17/46		4,810	3,960,618
Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A
2.509%	10/20/39	CAD	336	246,686
Goldman Home Improvement Trust Issuer Trust,
Series 2021-GRN02, Class B, 144A
1.970%	06/25/51		197	179,781
Lendmark Funding Trust,
Series 2021-01A, Class A, 144A
1.900%	11/20/31		1,816	1,632,871
Mariner Finance Issuance Trust,
Series 2021-AA, Class A, 144A
1.860%	03/20/36		180	163,824
OneMain Financial Issuance Trust,
Series 2019-02A, Class A, 144A
3.140%	10/14/36		2,382	2,228,256
Series 2020-02A, Class A, 144A
1.750%	09/14/35		2,934	2,703,186
Series 2021-01A, Class A2, 144A, 30 Day Average SOFR + 0.760% (Cap N/A, Floor 0.000%)
6.099%(c)	06/16/36		1,756	1,720,694
Series 2022-02A, Class A, 144A
4.890%	10/14/34		2,210	2,181,781
Series 2023-02A, Class A1, 144A
5.840%	09/15/36		4,000	4,079,521
Oportun Issuance Trust,
Series 2022-02, Class A, 144A
5.940%	10/09/29		248	247,710

				20,949,099

Credit Cards — 0.2%
American Express Credit Account Master Trust,
Series 2021-01, Class A
0.900%	11/15/26		4,910	4,733,079
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7
3.960%	10/13/30		737	719,983
Newday Funding Master Issuer PLC (United Kingdom),
Series 2021-01A, Class A1, 144A, SONIA + 0.970% (Cap N/A, Floor 0.000%)
6.167%(c)	03/15/29	GBP	684	872,200
Series 2021-01A, Class A2, 144A, SOFR + 1.100% (Cap N/A, Floor 0.000%)
6.460%(c)	03/15/29		541	541,093
Series 2021-02A, Class A1, 144A, SONIA + 0.800% (Cap N/A, Floor 0.000%)
5.997%(c)	07/15/29	GBP	300	382,242

				7,248,597

Equipment — 0.1%
Amur Equipment Finance Receivables XI LLC,
Series 2022-02A, Class A2, 144A
5.300%	06/21/28		827	824,263

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Equipment (cont’d.)
CCG Receivables Trust,
Series 2023-01, Class A2, 144A
5.820%	09/16/30	1,393		$1,402,174
CNH Equipment Trust,
Series 2023-A, Class A4
4.770%	10/15/30	715		710,217
MMAF Equipment Finance LLC,
Series 2019-B, Class A5, 144A
2.290%	11/12/41	1,440		1,353,008

				4,289,662

Home Equity Loans — 0.1%
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN01, Class A1, 1 Month SOFR + 0.754% (Cap N/A, Floor 0.640%)
6.110%(c)	05/25/34	129		121,371
Asset-Backed Funding Certificates Trust,
Series 2004-OPT02, Class M1, 1 Month SOFR + 0.939% (Cap N/A, Floor 0.825%)
6.295%(c)	08/25/33	—	(r)	75
Bear Stearns Asset-Backed Securities Trust,
Series 2003-02, Class A3, 1 Month SOFR + 1.614% (Cap 11.000%, Floor 1.500%)
6.970%(c)	03/25/43	59		58,414
EquiFirst Mortgage Loan Trust,
Series 2004-01, Class 1A1, 1 Month SOFR + 0.594% (Cap N/A, Floor 0.480%)
5.950%(c)	01/25/34	342		328,653
MASTR Asset-Backed Securities Trust,
Series 2004-OPT02, Class A2, 1 Month SOFR + 0.814% (Cap N/A, Floor 0.700%)
6.170%(c)	09/25/34	97		87,572
Series 2004-WMC02, Class M1, 1 Month SOFR + 1.014% (Cap N/A, Floor 0.900%)
6.370%(c)	04/25/34	186		177,096
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-NC10, Class M1, 1 Month SOFR + 1.134% (Cap N/A, Floor 1.020%)
6.490%(c)	10/25/33	8		8,160
Option One Mortgage Accept Corp., Asset-Backed Certificates,
Series 2003-05, Class A2, 1 Month SOFR + 0.754% (Cap N/A, Floor 0.640%)
6.110%(c)	08/25/33	109		107,051
Option One Mortgage Loan Trust,
Series 2007-FXD02, Class 1A1
5.820%	03/25/37	3,970		3,513,094
Towd Point HE Trust,
Series 2023-01, Class A1A, 144A
6.875%	02/25/63	357		365,135

				4,766,621

Other — 1.8%
Aligned Data Centers Issuer LLC,
Series 2023-01A, Class A2, 144A
6.000%	08/17/48	3,075		3,043,979
CF Hippolyta Issuer LLC,
Series 2020-01, Class A1, 144A
1.690%	07/15/60	906		836,838

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Other (cont’d.)
Series 2021-01A, Class A1, 144A
1.530%	03/15/61	391	$349,585
Series 2022-01A, Class A1, 144A
5.970%	08/15/62	592	582,345
CoreVest American Finance Trust,
Series 2019-03, Class A, 144A
2.705%	10/15/52	586	566,428
Series 2020-03, Class A, 144A
1.358%	08/15/53	1,172	1,086,487
Credit Suisse European Mortgage Capital Ltd.,
Series 2019-1OTF, Class A, 144A, 3 Month LIBOR + 2.900% (Cap N/A, Floor 0.000%)
8.552%(c)	08/09/24	920	902,350
DB Master Finance LLC,
Series 2019-01A, Class A23, 144A
4.352%	05/20/49	5,396	5,198,824
Series 2021-01A, Class A23, 144A
2.791%	11/20/51	2,048	1,689,990
Series 2021-01A, Class A2II, 144A
2.493%	11/20/51	2,014	1,791,086
Domino’s Pizza Master Issuer LLC,
Series 2017-01A, Class A23, 144A
4.118%	07/25/47	1,631	1,555,146
Series 2019-01A, Class A2, 144A
3.668%	10/25/49	3,359	3,064,654
Series 2021-01A, Class A2II, 144A
3.151%	04/25/51	2,082	1,784,488
FHLMC Structured Pass-Through Certificates,
Series 2017-SR01, Class A3
3.089%	11/25/27	249	236,850
FirstKey Homes Trust,
Series 2021-SFR02, Class A, 144A
1.376%	09/17/38	3,328	2,974,841
Series 2022-SFR01, Class A, 144A
4.145%	05/19/39	1,152	1,105,966
Home Partners of America Trust,
Series 2021-02, Class A, 144A
1.901%	12/17/26	4,129	3,731,318
New Economy Assets Phase Sponsor LLC,
Series 2021-01, Class A1, 144A
1.910%	10/20/61	3,210	2,809,036
Progress Residential Trust,
Series 2020-SFR01, Class A, 144A
1.732%	04/17/37	4,594	4,377,196
Series 2021-SFR01, Class A, 144A
1.052%	04/17/38	5,454	4,946,859
Series 2021-SFR03, Class A, 144A
1.637%	05/17/26	3,846	3,507,902
Series 2021-SFR08, Class A, 144A
1.510%	10/17/38	3,692	3,312,180
Series 2021-SFR10, Class A, 144A
2.393%	12/17/40	688	596,583
Series 2022-SFR03, Class A, 144A
3.200%	04/17/39	1,093	1,021,102
Series 2022-SFR04, Class A, 144A
4.438%	05/17/41	2,995	2,858,424

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Other (cont’d.)
Retained Vantage Data Centers Issuer LLC,
Series 2023-01A, Class A2A, 144A
5.000%	09/15/48	4,550	$4,254,314
Stack Infrastructure Issuer LLC,
Series 2023-02A, Class A2, 144A
5.900%	07/25/48	2,965	2,917,429
Taco Bell Funding LLC,
Series 2021-01A, Class A2II, 144A
2.294%	08/25/51	3,439	2,950,809
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month SOFR + 2.914% (Cap N/A, Floor 2.800%)
8.270%(c)	06/25/24	1,608	1,575,965
Tricon Residential Trust,
Series 2022-SFR01, Class A, 144A
3.856%	04/17/39	5,089	4,841,860

			70,470,834

Residential Mortgage-Backed Securities — 0.3%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates,
Series 2004-R01, Class A2, 1 Month SOFR + 0.714% (Cap N/A, Floor 0.600%)
6.070%(c)	02/25/34	30	28,323
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-W10, Class A2, 1 Month SOFR + 0.894% (Cap N/A, Floor 0.780%)
3.826%(c)	10/25/34	67	63,521
Bravo Mortgage Asset Trust,
Series 2006-01A, Class M1, 144A, 1 Month SOFR + 0.714% (Cap N/A, Floor 0.600%)
6.070%(c)	07/25/36	4,063	3,550,708
Countrywide Asset-Backed Certificates Trust,
Series 2004-BC04, Class M1, 1 Month SOFR + 1.164% (Cap N/A, Floor 1.050%)
6.520%(c)	11/25/34	25	24,334
Credit-Based Asset Servicing & Securitization LLC,
Series 2004-CB04, Class A6
5.872%	05/25/35	4	4,043
Equity One Mortgage Pass-Through Trust,
Series 2002-05, Class M1
5.803%	11/25/32	649	640,181
Merrill Lynch Mortgage Investors Trust,
Series 2003-WMC03, Class M3, 1 Month SOFR + 2.589% (Cap N/A, Floor 2.475%)
7.945%(c)	06/25/34	78	76,020
Series 2004-WMC03, Class M2, 1 Month SOFR + 1.959% (Cap N/A, Floor 1.845%)
7.315%(c)	01/25/35	80	76,898
RAMP Trust,
Series 2006-RZ02, Class M1, 1 Month SOFR + 0.444% (Cap 14.000%, Floor 0.330%)
5.965%(c)	05/25/36	2,062	2,023,483
Structured Asset Investment Loan Trust,
Series 2004-BNC01, Class A4, 1 Month SOFR + 1.054% (Cap N/A, Floor 0.940%)
6.397%(c)	09/25/34	278	272,835

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
TFS (Spain),
Series 2018-03, Class A1
0.000%(s)	04/16/40^	EUR	—(r)	$1
Series 2018-03, Class A1, 1 Month EURIBOR + 3.250%
7.083%(c)	03/15/26^	EUR	3,300	3,097,036

				9,857,383

Small Business Loan — 0.0%
United States Small Business Administration,
Series 2019-20D, Class 1
2.980%	04/01/39		331	303,299
Series 2019-25G, Class 1
2.690%	07/01/44		620	546,963

				850,262

Student Loans — 0.3%
College Avenue Student Loans LLC,
Series 2021-A, Class A1, 144A, 1 Month SOFR + 1.214% (Cap N/A, Floor 1.100%)
6.571%(c)	07/25/51		51	50,294
Series 2021-C, Class B, 144A
2.720%	07/26/55		127	111,316
Laurel Road Prime Student Loan Trust,
Series 2018-C, Class A, 144A
0.000%(cc)	08/25/43		1,413	1,332,804
Series 2019-A, Class A2FX, 144A
2.730%	10/25/48		69	67,492
Navient Private Education Refi Loan Trust,
Series 2020-FA, Class A, 144A
1.220%	07/15/69		380	344,564
Series 2021-FA, Class A, 144A
1.110%	02/18/70		1,893	1,612,073
Series 2023-A, Class A, 144A
5.510%	10/15/71		2,379	2,377,403
Nelnet Student Loan Trust,
Series 2021-CA, Class B, 144A
2.530%	04/20/62		1,400	1,128,460
Series 2021-CA, Class C, 144A
3.360%	04/20/62		100	80,746
SMB Private Education Loan Trust,
Series 2015-C, Class R, 144A
0.000%	09/18/46		63,950	1,574,728
Series 2022-C, Class A1A, 144A
4.480%	05/16/50		1,441	1,398,612
SoFi Professional Loan Program LLC,
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48		443	414,300
SoFi Professional Loan Program Trust,
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46		1,665	1,553,985

				12,046,777

TOTAL ASSET-BACKED SECURITIES (cost $497,819,773)				480,858,773

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.3%
2023-MIC Trust (The),
Series 2023-MIC, Class A, 144A
8.437%(cc)	12/05/38	1,330	$1,394,912
245 Park Avenue Trust,
Series 2017-245P, Class XA, IO, 144A
0.149%(cc)	06/05/37	3,000	16,758
280 Park Avenue Mortgage Trust,
Series 2017-280P, Class A, 144A, 1 Month SOFR + 1.180% (Cap N/A, Floor 1.130%)
6.538%(c)	09/15/34	500	480,254
Banc of America Merrill Lynch Commercial Mortgage Securities Trust,
Series 2017-SCH, Class BF, 144A, 1 Month SOFR + 1.447% (Cap N/A, Floor 1.400%)
6.809%(c)	11/15/33	350	303,626
Series 2017-SCH, Class CL, 144A, 1 Month SOFR + 1.547% (Cap N/A, Floor 1.500%)
6.909%(c)	11/15/32	190	164,807
Series 2017-SCH, Class DL, 144A, 1 Month SOFR + 2.047% (Cap N/A, Floor 2.000%)
7.409%(c)	11/15/32	380	324,241
BANK,
Series 2018-BN14, Class A4
4.231%(cc)	09/15/60	1,715	1,653,846
Series 2018-BNK11, Class A2
3.784%	03/15/61	4,162	3,949,848
Series 2019-BN16, Class A4
4.005%	02/15/52	1,800	1,707,513
Series 2019-BN18, Class A2
3.474%	05/15/62	975	954,711
Series 2019-BN20, Class A2
2.758%	09/15/62	2,965	2,561,006
Series 2019-BN20, Class A3
3.011%	09/15/62	2,691	2,335,415
Series 2019-BN22, Class A4
2.978%	11/15/62	2,435	2,165,589
Series 2019-BN23, Class ASB
2.846%	12/15/52	2,065	1,940,383
Series 2019-BN24, Class A3
2.960%	11/15/62	1,165	1,034,572
Series 2020-BN26, Class ASB
2.313%	03/15/63	6,236	5,731,705
Series 2020-BN30, Class ASB
1.673%	12/15/53	2,500	2,208,550
Series 2022-BNK39, Class XA, IO
0.423%(cc)	02/15/55	20,371	544,364
Series 2022-BNK40, Class A4
3.393%(cc)	03/15/64	460	410,155
Series 2022-BNK44, Class A5
5.745%(cc)	11/15/55	380	400,865
Series 2023-BNK45, Class A5
5.203%	02/15/56	620	626,737
Series 2023-BNK45, Class XA, IO
0.995%(cc)	02/15/56	5,845	372,900
Series 2023-BNK46, Class D, 144A
4.000%	08/15/56	730	494,511
Series 2023-BNK46, Class XA, IO
0.617%(cc)	08/15/56	9,317	377,529

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Bank of America Merrill Lynch Commercial Mortgage Trust,
Series 2017-BNK03, Class XD, IO, 144A
1.241%(cc)	02/15/50	1,000	$32,862
BANK5,
Series 2023-5YR4, Class XA, IO
1.197%(cc)	12/15/56	3,720	150,765
Barclays Commercial Mortgage Securities Trust,
Series 2018-TALL, Class A, 144A, 1 Month SOFR + 0.919% (Cap N/A, Floor 0.872%)
6.281%(c)	03/15/37	6,435	5,968,461
Series 2019-C03, Class XA, IO
1.309%(cc)	05/15/52	1,513	80,694
Series 2019-C04, Class A4
2.661%	08/15/52	2,849	2,582,882
Series 2021-C10, Class XA, IO
1.286%(cc)	07/15/54	23,779	1,478,526
Series 2022-C16, Class A5
4.600%(cc)	06/15/55	1,120	1,088,599
Series 2022-C18, Class A4
5.439%(cc)	12/15/55	1,320	1,360,829
Series 2022-C18, Class A5
5.710%(cc)	12/15/55	430	451,623
Series 2023-C19, Class A2A
5.756%	04/15/56	5,400	5,511,831
Benchmark Mortgage Trust,
Series 2019-B09, Class A4
3.751%	03/15/52	8,500	7,947,568
Series 2019-B09, Class AAB
3.933%	03/15/52	2,149	2,081,040
Series 2019-B13, Class A3
2.701%	08/15/57	560	498,275
Series 2020-B18, Class A4
1.672%	07/15/53	3,000	2,445,547
Series 2020-B19, Class A4
1.546%	09/15/53	1,500	1,222,992
Series 2021-B27, Class A3
1.792%	07/15/54	5,000	4,232,020
Series 2021-B27, Class A4
2.103%	07/15/54	4,000	3,218,611
Series 2021-B28, Class XA, IO
1.273%(cc)	08/15/54	1,390	91,470
Series 2023-B38, Class A4
5.525%	04/15/56	450	463,297
Series 2023-B39, Class A2
6.575%(cc)	07/15/56	5,000	5,207,595
Series 2023-B39, Class XA, IO
0.574%(cc)	07/15/56	19,977	813,268
Series 2023-B40, Class XA, IO, 144A
1.408%(cc)	12/15/56	5,620	380,171
Series 2023-V03, Class A3
6.363%(cc)	07/15/56	400	419,050
BLP Commercial Mortgage Trust,
Series 2023-IND, Class A, 144A, 1 Month SOFR + 1.692% (Cap N/A, Floor 1.692%)
7.054%(c)	03/15/40	410	407,576

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BX Commercial Mortgage Trust,
Series 2020-VKNG, Class A, 144A, 1 Month SOFR + 1.044% (Cap N/A, Floor 0.930%)
6.406%(c)	10/15/37	2,314	$2,295,630
Series 2021-VOLT, Class A, 144A, 1 Month SOFR + 0.814% (Cap N/A, Floor 0.700%)
6.176%(c)	09/15/36	2,323	2,263,205
Series 2023-VLT02, Class E, 144A, 1 Month SOFR + 5.871% (Cap N/A, Floor 5.871%)
11.233%(c)	06/15/40	1,540	1,539,626
Series 2023-XL03, Class A, 144A, 1 Month SOFR + 1.761% (Cap N/A, Floor 1.761%)
7.121%(c)	12/09/40	750	750,464
BX Trust,
Series 2021-LBA, Class AV, 144A, 1 Month SOFR + 0.914% (Cap N/A, Floor 0.800%)
6.276%(c)	02/15/36	395	388,959
Series 2022-CLS, Class B, 144A
6.300%	10/13/27	2,185	2,037,692
CD Mortgage Trust,
Series 2017-CD03, Class A4
3.631%	02/10/50	590	547,539
Series 2017-CD05, Class A3
3.171%	08/15/50	1,917	1,784,194
Series 2019-CD08, Class A3
2.657%	08/15/57	5,159	4,573,759
CFCRE Commercial Mortgage Trust,
Series 2016-C03, Class XD, IO, 144A
1.700%(cc)	01/10/48	1,390	40,612
Series 2016-C06, Class A2
2.950%	11/10/49	3,674	3,478,765
Series 2016-C07, Class A2
3.585%	12/10/54	2,517	2,378,672
Citigroup Commercial Mortgage Trust,
Series 2015-GC31, Class A3
3.497%	06/10/48	4,209	4,072,678
Series 2016-P04, Class A4
2.902%	07/10/49	1,015	950,715
Series 2017-C04, Class A3
3.209%	10/12/50	2,585	2,410,050
Series 2018-TBR, Class C, 144A, 1 Month SOFR + 1.589% (Cap N/A, Floor 1.350%)
7.076%(c)	12/15/36	650	636,014
Series 2019-C07, Class A4
3.102%	12/15/72	2,721	2,436,298
Series 2019-GC41, Class A4
2.620%	08/10/56	2,063	1,816,237
Series 2019-GC41, Class XA, IO
1.040%(cc)	08/10/56	29,172	1,102,531
Series 2019-GC43, Class A3
2.782%	11/10/52	3,230	2,827,759
Series 2019-GC43, Class A4
3.038%	11/10/52	3,008	2,638,091
Commercial Mortgage Trust,
Series 2014-CR17, Class XA, IO
0.875%(cc)	05/10/47	1,699	224

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2014-CR18, Class A4
3.550%	07/15/47	34	$33,949
Series 2014-CR20, Class A3
3.326%	11/10/47	2,930	2,885,165
Series 2014-CR21, Class A3
3.528%	12/10/47	812	792,589
Series 2014-UBS05, Class ASB
3.548%	09/10/47	92	91,000
Series 2014-UBS06, Class A4
3.378%	12/10/47	1,248	1,223,601
Series 2015-03BP, Class XA, IO, 144A
0.060%(cc)	02/10/35	42,385	32,738
Series 2015-CR22, Class A3
3.207%	03/10/48	959	930,971
Series 2015-CR25, Class XA, IO
0.789%(cc)	08/10/48	555	5,433
Series 2015-CR26, Class A3
3.359%	10/10/48	3,866	3,733,262
Series 2015-LC21, Class A3
3.445%	07/10/48	3,146	3,069,455
Series 2015-LC23, Class A3
3.521%	10/10/48	2,760	2,689,533
Series 2015-LC23, Class C
4.546%(cc)	10/10/48	1,233	1,117,003
Series 2016-COR01, Class A3
2.826%	10/10/49	2,430	2,267,917
Series 2018-COR03, Class B
4.512%(cc)	05/10/51	480	395,675
Series 2019-GC44, Class A4
2.698%	08/15/57	7,000	6,098,291
Credit Suisse European Mortgage Capital Ltd.,
Series 2020-TF, Class A
7.390%(cc)	08/09/24	4,928	4,805,035
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class A, 144A, 1 Month SOFR + 1.027% (Cap N/A, Floor 0.980%)
6.389%(c)	05/15/36	1,244	1,243,929
Credit Suisse Mortgage Trust,
Series 2014-USA, Class F, 144A
4.373%	09/15/37	3,075	1,192,598
Series 2017-TIME, Class A, 144A
3.646%	11/13/39	1,834	1,585,041
CSAIL Commercial Mortgage Trust,
Series 2015-C02, Class A3
3.231%	06/15/57	3,846	3,748,578
Series 2016-C06, Class XA, IO
1.857%(cc)	01/15/49	1,074	33,324
Series 2017-CX10, Class A4
3.191%	11/15/50	1,566	1,438,109
Series 2018-CX12, Class A3 (original cost $1,437,603; purchased 08/08/18)(f)
3.959%	08/15/51	1,425	1,350,095
Series 2018-CX12, Class A4
4.224%(cc)	08/15/51	70	66,534
DBGS Mortgage Trust,
Series 2018-C01, Class A4
4.466%	10/15/51	2,215	2,085,857

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C01, Class A4
3.276%	05/10/49	170	$161,480
Series 2016-C03, Class A4
2.632%	08/10/49	1,684	1,565,570
DTP Commercial Mortgage Trust,
Series 2023-STE02, Class A, 144A
6.038%(cc)	01/15/41	770	758,526
Fannie Mae-Aces,
Series 2017-M08, Class A2
3.061%(cc)	05/25/27	225	215,379
Series 2019-M04, Class A2
3.610%	02/25/31	449	426,338
Series 2019-M06, Class A2
3.450%	01/01/29	48	46,841
Series 2019-M14, Class X1, IO
0.557%(cc)	06/25/29	5,292	122,689
Series 2020-M36, Class X1, IO
1.449%(cc)	09/25/34	1,243	62,473
FHLMC Multiclass Certificates,
Series 2020-RR02, Class BX, IO
1.666%(cc)	08/27/28	1,135	72,268
FHLMC Multifamily Structured Pass-Through Certificates,
Series K0052, Class X1, IO
0.626%(cc)	11/25/25	24,575	233,644
Series K0055, Class X1, IO
1.336%(cc)	03/25/26	5,312	135,364
Series K0094, Class X1, IO
0.878%(cc)	06/25/29	3,932	154,410
Series K0094, Class XAM, IO
1.147%(cc)	06/25/29	4,252	232,692
Series K0095, Class XAM, IO
1.240%(cc)	06/25/29	964	56,031
Series K0097, Class X1, IO
1.091%(cc)	07/25/29	10,345	510,827
Series K0101, Class X1, IO
0.834%(cc)	10/25/29	810	31,896
Series K0106, Class X1, IO
1.318%(cc)	01/25/30	3,301	215,044
Series K0118, Class X1, IO
0.957%(cc)	09/25/30	8,064	406,178
Series K0120, Class X1, IO
1.036%(cc)	10/25/30	5,456	292,901
Series K0128, Class X1, IO
0.515%(cc)	03/25/31	8,822	256,758
Series K0136, Class X1, IO
0.397%(cc)	12/25/31	10,966	246,567
Series K0143, Class X1, IO
0.342%(cc)	04/25/55	6,991	170,386
Series K0736, Class X1, IO
1.283%(cc)	07/25/26	3,365	85,010
Series K0737, Class X1, IO
0.631%(cc)	10/25/26	9,399	126,966
Series K0741, Class X1, IO
0.567%(cc)	12/25/27	3,384	62,044
Series K0742, Class X1, IO
0.776%(cc)	03/25/28	3,489	75,018

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series K0753, Class X1, IO
0.227%(cc)	01/01/50	7,372	$119,401
Series K1517, Class X1, IO
1.323%(cc)	07/25/35	137	14,139
Series K1520, Class X1, IO
0.471%(cc)	02/25/36	2,826	107,842
Series KC05, Class X1, IO
1.225%(cc)	06/25/27	1,633	37,266
Series Q001, Class XA, IO
2.107%(cc)	02/25/32	5,028	380,020
Government National Mortgage Assoc.,
Series 2013-072, Class IO, IO
0.570%(cc)	11/16/47	2,168	30,985
Series 2013-085, Class IA, IO
0.522%(cc)	03/16/47	2,025	15,699
Series 2013-107, Class AD
2.836%(cc)	11/16/47	417	371,397
Series 2015-183, Class IO, IO
0.528%(cc)	09/16/57	3,070	69,928
Series 2017-008, Class IO, IO
0.448%(cc)	08/16/58	674	15,852
Series 2017-028, Class IO, IO
0.680%(cc)	02/16/57	574	19,475
Series 2017-041, Class IO, IO
0.585%(cc)	07/16/58	558	15,755
Series 2017-111, Class IO, IO
0.526%(cc)	02/16/59	1,047	31,801
Series 2017-145, Class IO, IO
0.505%(cc)	04/16/57	902	25,427
Series 2017-157, Class IO, IO
0.504%(cc)	12/16/59	518	17,794
Series 2020-103, Class AD
1.450%	01/16/63	698	531,403
Series 2020-109, Class AI, IO
0.838%(cc)	05/16/60	984	54,684
Series 2020-184, Class IO, IO
0.912%(cc)	11/16/60	3,175	192,183
Series 2021-37, Class IO, IO
0.805%(cc)	01/16/61	6,623	384,582
Series 2021-60, Class IO, IO
0.826%(cc)	05/16/63	1,277	75,413
Series 2021-68, Class IO, IO
0.871%(cc)	10/16/62	1,530	92,994
Series 2022-003, Class B
1.850%	02/16/61	1,000	510,426
Series 2022-003, Class IO, IO
0.640%(cc)	02/16/61	2,122	103,933
Series 2022-059, Class IO, IO
0.571%(cc)	02/16/62	3,393	163,810
Series 2022-113, Class Z
2.000%	09/16/61	3,503	1,819,970
Series 2022-216, Class IO, IO
0.750%(cc)	07/16/65	1,489	95,246
Series 2022-220, Class E
3.000%(cc)	10/16/64	500	379,261
Series 2023-179, Class IO
0.612%(cc)	09/16/63	7,487	310,797

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2023-92, Class AH
2.000%	06/16/64	900	$694,201
GS Mortgage Securities Corp. II,
Series 2005-ROCK, Class A, 144A
5.366%	05/03/32	470	460,285
GS Mortgage Securities Corp. Trust,
Series 2018-SRP5, Class A, 144A, 1 Month SOFR + 1.914% (Cap N/A, Floor 1.300%)
7.276%(c)	09/15/31	5,748	3,933,680
GS Mortgage Securities Trust,
Series 2014-GC26, Class A4
3.364%	11/10/47	875	858,841
Series 2015-GS01, Class A3
3.734%	11/10/48	110	106,036
Series 2019-GC38, Class AAB
3.835%	02/10/52	3,314	3,204,356
Series 2019-GC42, Class A3
2.749%	09/10/52	4,520	4,013,999
Series 2020-GC45, Class A5
2.911%	02/13/53	1,239	1,097,621
ILPT Commercial Mortgage Trust,
Series 2022-LPF2, Class A, 144A, 1 Month SOFR + 2.245% (Cap N/A, Floor 2.245%)
7.607%(c)	10/15/39	2,150	2,142,271
IMT Trust,
Series 2017-APTS, Class AFX, 144A
3.478%	06/15/34	320	314,767
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C23, Class ASB
3.657%	09/15/47	104	103,249
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP07, Class A5
3.454%	09/15/50	3,000	2,760,158
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2018-WPT, Class AFX, 144A
4.248%	07/05/33	430	377,476
Series 2019-MFP, Class F, 144A, 1 Month SOFR + 3.047% (Cap N/A, Floor 3.000%)
8.409%(c)	07/15/36	500	476,564
KNDL Mortgage Trust,
Series 2019-KNSQ, Class A, 144A, 1 Month SOFR + 0.996% (Cap N/A, Floor 0.800%)
6.358%(c)	05/15/36	690	687,330
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A4, 144A
3.551%	07/12/50	2,000	1,878,534
LAQ Mortgage Trust,
Series 2023-LAQ, Class A, 144A, 1 Month SOFR + 2.091% (Cap N/A, Floor 2.091%)
7.453%(c)	03/15/36	462	458,487
Life Mortgage Trust,
Series 2021-BMR, Class A, 144A, 1 Month SOFR + 0.814% (Cap N/A, Floor 0.700%)
6.176%(c)	03/15/38	3,780	3,696,374

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Med Trust,
Series 2021-MDLN, Class A, 144A, 1 Month SOFR + 1.064% (Cap N/A, Floor 0.950%)
6.426%(c)	11/15/38	1,662	$1,629,686
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C19, Class A4
3.526%	12/15/47	400	390,406
Series 2015-C26, Class ASB
3.323%	10/15/48	468	458,993
Series 2016-C32, Class XA, IO
0.648%(cc)	12/15/49	4,407	71,388
Series 2017-C34, Class A4
3.536%	11/15/52	4,400	4,100,679
Morgan Stanley Capital I Trust,
Series 2017-H01, Class A4
3.259%	06/15/50	750	702,326
Series 2017-H01, Class XD, IO, 144A
2.150%(cc)	06/15/50	700	42,124
Series 2018-SUN, Class A, 144A, 1 Month SOFR + 1.201% (Cap N/A, Floor 0.900%)
6.559%(c)	07/15/35	160	158,588
Series 2019-H07, Class A3
3.005%	07/15/52	1,095	982,152
Series 2019-L02, Class A4
4.071%	03/15/52	252	237,420
MRCD Mortgage Trust,
Series 2019-PARK, Class F, 144A
2.718%	12/15/36	4,898	2,685,085
MSWF Commercial Mortgage Trust,
Series 2023-02, Class A5
6.014%(cc)	12/15/56	870	936,985
Series 2023-02, Class XA, IO
1.141%(cc)	12/15/56	7,060	469,719
Natixis Commercial Mortgage Securities Trust,
Series 2018-SOX, Class A, 144A
4.404%	06/17/38	310	295,568
NJ Trust,
Series 2023-GSP, Class A, 144A
6.697%(cc)	01/06/29	2,560	2,668,935
One Market Plaza Trust,
Series 2017-01MKT, Class XCP, IO, 144A
0.000%(cc)	02/10/32	12,180	12
Shops at Crystals Trust,
Series 2016-CSTL, Class A, 144A
3.126%	07/05/36	1,078	1,005,159
SHOW Trust,
Series 2022-BIZ, Class A, 144A, 1 Month SOFR + 2.984% (Cap N/A, Floor 2.984%)
8.342%(c)	01/15/27	1,250	1,171,619
SLG Office Trust,
Series 2021-OVA, Class A, 144A
2.585%	07/15/41	500	413,066
TYSN Mortgage Trust,
Series 2023-CRNR, Class A, 144A
6.799%(cc)	12/10/33	3,465	3,606,390

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
UBS Commercial Mortgage Trust,
Series 2017-C01, Class A4
3.460%	06/15/50	800		$751,222
Series 2017-C05, Class A4
3.212%	11/15/50	2,687		2,518,512
Series 2017-C06, Class A4
3.320%	12/15/50	2,984		2,798,095
Series 2018-C12, Class A4 (original cost $2,403,112; purchased 08/03/18)(f)
4.030%	08/15/51	2,382		2,257,373
Series 2019-C16, Class A3
3.344%	04/15/52	2,063		1,907,497
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50	247		246,208
Series 2015-LC20, Class A4
2.925%	04/15/50	3,196		3,093,332
Series 2016-LC24, Class A3
2.684%	10/15/49	2,333		2,198,670
Series 2016-NXS05, Class A5
3.372%	01/15/59	1,416		1,354,853
Series 2017-C38, Class A4
3.190%	07/15/50	2,159		2,022,336
Series 2017-C41, Class A3
3.210%	11/15/50	3,196		2,985,340
Series 2018-1745, Class A, 144A
3.749%(cc)	06/15/36	150		130,699
Series 2019-C49, Class A3
3.749%	03/15/52	2,713		2,623,295
Series 2019-C52, Class A4
2.643%	08/15/52	1,296		1,159,426
WFRBS Commercial Mortgage Trust,
Series 2014-C20, Class AS
4.176%	05/15/47	800		749,029
Series 2014-C21, Class ASB
3.393%	08/15/47	—	(r)	4

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $275,571,996)				252,972,948

CORPORATE BONDS — 30.9%
Aerospace & Defense — 0.5%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.196%	02/04/26	851		804,181
2.700%	02/01/27	51		48,113
2.800%	03/01/27	369		347,643
3.100%	05/01/26	38		36,530
3.200%	03/01/29	612		572,736
3.250%	02/01/35	1,409		1,189,663
3.550%	03/01/38	151		122,795
3.750%	02/01/50	501		390,207
3.825%	03/01/59	945		701,548
3.900%	05/01/49	66		52,175
4.875%	05/01/25	1,395		1,388,662
5.150%	05/01/30	1,170		1,191,196
5.705%	05/01/40	453		469,512

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Aerospace & Defense (cont’d.)
5.805%	05/01/50	544	$564,222
5.930%	05/01/60	3,655	3,794,532
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes, 144A
6.950%	01/17/28	200	205,388
General Dynamics Corp.,
Gtd. Notes
4.250%	04/01/40	35	32,705
4.250%	04/01/50	253	234,920
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
4.854%	04/27/35	89	88,102
5.054%	04/27/45	106	104,789
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.900%	06/15/32	220	212,175
4.150%	06/15/53(a)	920	824,603
4.500%	05/15/36	234	231,733
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.930%	01/15/25	63	61,575
3.250%	01/15/28	395	377,698
5.150%	05/01/40	510	517,672
5.250%	05/01/50(a)	1,333	1,373,095
RTX Corp.,
Sr. Unsec’d. Notes
2.250%	07/01/30	369	318,714
3.030%	03/15/52	380	262,453
3.150%	12/15/24	20	19,575
3.950%	08/16/25	282	278,005
4.125%	11/16/28	278	271,573
4.500%	06/01/42	405	369,045
5.750%	11/08/26	1,775	1,822,980
6.000%	03/15/31	340	361,864

			19,642,379

Agriculture — 0.8%
Altria Group, Inc.,
Gtd. Notes
2.350%	05/06/25	10	9,646
2.450%	02/04/32	455	371,711
3.875%	09/16/46	278	209,078
4.800%	02/14/29	49	48,898
5.800%	02/14/39	1,096	1,119,197
5.950%	02/14/49	68	69,217
6.200%	02/14/59	155	164,050
6.875%	11/01/33	4,390	4,831,979
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.557%	08/15/27	118	112,549
4.540%	08/15/47	949	729,887
6.421%	08/02/33	235	246,070
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
2.125%	11/10/31	2,215	1,847,399
4.000%	06/22/32	725	689,661
4.750%	04/24/33	235	235,966

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture (cont’d.)
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
2.100%	05/01/30	409	$351,914
4.500%	03/20/42	117	105,158
4.875%	02/15/28(a)	2,835	2,867,602
5.125%	11/17/27	1,545	1,572,712
5.125%	02/15/30	8,820	8,977,186
5.375%	02/15/33	985	1,010,811
5.625%	11/17/29	845	886,350
5.625%	09/07/33	1,405	1,469,776
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
5.700%	08/15/35	1,345	1,320,407
6.150%	09/15/43	483	480,960
7.000%	08/04/41	264	274,751
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29	637	583,177

			30,586,112

Airlines — 0.2%
American Airlines 2015-2 Class AA Pass-Through Trust, Pass-Through Certificates
3.600%	03/22/29	117	109,759
American Airlines 2016-1 Class AA Pass-Through Trust, Pass-Through Certificates
3.575%	07/15/29	113	105,654
American Airlines 2016-2 Class AA Pass-Through Trust, Pass-Through Certificates
3.200%	12/15/29	197	179,237
American Airlines, Inc., Sr. Sec’d. Notes, 144A
8.500%	05/15/29	290	306,753
American Airlines, Inc./AAdvantage Loyalty IP Ltd., Sr. Sec’d. Notes, 144A
5.500%	04/20/26	530	526,004
Continental Airlines 2012-2 Class A Pass-Through Trust, Pass-Through Certificates
4.000%	04/29/26	130	126,840
Delta Air Lines, Inc./SkyMiles IP Ltd., Sr. Sec’d. Notes, 144A
4.500%	10/20/25	849	836,445
4.750%	10/20/28	1,168	1,144,605
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Sr. Sec’d. Notes, 144A
6.500%	06/20/27	543	544,051
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Sr. Sec’d. Notes, 144A
8.000%	09/20/25	757	548,860
United Airlines 2012-1 Class A Pass-Through Trust, Pass-Through Certificates
4.150%	10/11/25	517	514,184
United Airlines 2014-1 Class A Pass-Through Trust, Pass-Through Certificates
4.000%	10/11/27	127	121,110

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
United Airlines 2015-1 Class AA Pass-Through Trust, Pass-Through Certificates
3.450%	06/01/29	92	$85,764
United Airlines 2016-1 Class AA Pass-Through Trust, Pass-Through Certificates
3.100%	01/07/30	79	72,268
United Airlines 2016-2 Class AA Pass-Through Trust, Pass-Through Certificates
2.875%	04/07/30	665	594,299
United Airlines 2018-1 Class AA Pass-Through Trust, Pass-Through Certificates
3.500%	09/01/31	121	109,990
United Airlines 2019-2 Class AA Pass-Through Trust, Pass-Through Certificates
2.700%	11/01/33	300	252,603
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26	957	933,381
4.625%	04/15/29	1,108	1,032,551

			8,144,358

Apparel — 0.1%
Hanesbrands, Inc.,
Gtd. Notes, 144A
4.875%	05/15/26(a)	502	483,167
NIKE, Inc.,
Sr. Unsec’d. Notes
2.750%	03/27/27	134	127,773
3.250%	03/27/40	931	782,518
Tapestry, Inc.,
Sr. Unsec’d. Notes
7.050%	11/27/25	665	680,663
William Carter Co. (The),
Gtd. Notes, 144A
5.625%	03/15/27	105	103,936

			2,178,057

Auto Manufacturers — 0.5%
Daimler Truck Finance North America LLC (Germany),
Gtd. Notes, 144A
3.500%	04/07/25(a)	4,750	4,650,238
Ford Motor Co.,
Sr. Unsec’d. Notes
3.250%	02/12/32	770	640,593
6.100%	08/19/32(a)	360	363,209
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.900%	02/16/28	1,305	1,171,301
2.900%	02/10/29	200	175,274
3.815%	11/02/27	280	261,261
4.000%	11/13/30	987	884,676
4.950%	05/28/27	1,330	1,298,507
7.350%	03/06/30	300	321,812
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	04/01/35	1,736	1,657,614
5.150%	04/01/38	176	166,477

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
5.600%	10/15/32(a)	230	$235,187
5.950%	04/01/49	52	51,006
6.125%	10/01/25	122	123,576
6.250%	10/02/43	990	1,012,797
6.600%	04/01/36	50	53,445
General Motors Financial Co., Inc.,
Gtd. Notes
4.000%	01/15/25	818	804,619
4.000%	10/06/26	149	144,997
4.300%	07/13/25	538	529,286
4.350%	04/09/25	512	504,747
4.350%	01/17/27	210	205,900
Sr. Unsec’d. Notes
2.900%	02/26/25	159	154,343
4.300%	04/06/29	190	183,283
5.000%	04/09/27	500	499,223
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
4.345%	09/17/27(a)	2,188	2,090,261

			18,183,632

Auto Parts & Equipment — 0.0%
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25	51	50,745
Dana, Inc.,
Sr. Unsec’d. Notes
4.250%	09/01/30	617	552,042

			602,787

Banks — 10.1%
ABN AMRO Bank NV (Netherlands),
Sub. Notes, 144A, MTN
4.750%	07/28/25	231	226,356
Banco Santander SA (Spain),
Sr. Non-Preferred Notes
2.746%	05/28/25	1,000	965,120
4.175%(ff)	03/24/28	200	192,041
Sr. Preferred Notes
3.892%	05/24/24	4,400	4,373,643
Bank of America Corp.,
Jr. Sub. Notes, Series JJ
5.125%(ff)	06/20/24(oo)	2,264	2,236,860
Sr. Unsec’d. Notes
2.299%(ff)	07/21/32	3,787	3,093,329
2.572%(ff)	10/20/32	1,317	1,092,554
2.592%(ff)	04/29/31	8,516	7,334,168
2.687%(ff)	04/22/32	5,625	4,749,606
3.419%(ff)	12/20/28	525	494,268
3.841%(ff)	04/25/25	640	636,092
4.571%(ff)	04/27/33	1,300	1,240,017
5.202%(ff)	04/25/29	2,240	2,253,672
5.933%(ff)	09/15/27	2,815	2,871,665
Sr. Unsec’d. Notes, GMTN
3.593%(ff)	07/21/28	282	267,602
Sr. Unsec’d. Notes, MTN
1.319%(ff)	06/19/26	380	357,679

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
1.843%(ff)	02/04/25(a)	2,785	$2,774,379
1.898%(ff)	07/23/31	11,123	9,085,151
1.922%(ff)	10/24/31	640	519,791
2.496%(ff)	02/13/31	1,402	1,204,935
2.972%(ff)	02/04/33	1,361	1,156,528
3.194%(ff)	07/23/30	1,496	1,356,702
3.824%(ff)	01/20/28	912	876,910
3.970%(ff)	03/05/29	974	930,265
3.974%(ff)	02/07/30	623	590,658
4.083%(ff)	03/20/51	335	282,842
4.271%(ff)	07/23/29	211	203,613
4.330%(ff)	03/15/50	517	453,705
4.376%(ff)	04/27/28	1,505	1,471,023
5.000%	01/21/44	1,003	987,564
Sub. Notes, MTN
4.000%	01/22/25	895	882,821
4.250%	10/22/26	132	129,628
4.450%	03/03/26	331	327,101
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN
1.850%	05/01/25	613	587,204
2.650%	03/08/27	3,200	3,013,797
Sub. Notes
3.803%(ff)	12/15/32	228	209,351
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
6.317%(ff)	10/25/29(a)	2,580	2,738,272
Bank of New Zealand (New Zealand),
Sr. Unsec’d. Notes, 144A
2.285%	01/27/27	3,235	2,993,068
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes
1.300%	06/11/25	270	255,609
2.951%	03/11/27	4,540	4,292,675
Sub. Notes
4.588%(ff)	05/04/37	270	241,379
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25	440	430,328
6.224%(ff)	05/09/34	715	737,671
6.490%(ff)	09/13/29(a)	940	978,271
7.385%(ff)	11/02/28	1,065	1,137,632
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29	304	298,335
Sub. Notes
5.088%(ff)	06/20/30	1,572	1,515,401
BNP Paribas SA (France),
Jr. Sub. Notes, 144A
8.500%(ff)	08/14/28(a)(oo)	550	576,125
Sr. Non-Preferred Notes, 144A
1.323%(ff)	01/13/27	3,497	3,226,016
2.219%(ff)	06/09/26	397	379,011
2.591%(ff)	01/20/28	2,288	2,113,406
2.871%(ff)	04/19/32	965	815,368
3.132%(ff)	01/20/33	1,650	1,398,738
4.400%	08/14/28	530	515,167
4.705%(ff)	01/10/25	971	970,803

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
5.198%(ff)	01/10/30(a)	728	$727,380
Sr. Preferred Notes, 144A
5.125%(ff)	01/13/29(a)	1,775	1,784,453
5.335%(ff)	06/12/29	1,630	1,651,002
Sr. Unsec’d. Notes, 144A
5.894%(ff)	12/05/34	2,925	3,059,759
Sub. Notes, 144A, MTN
4.375%(ff)	03/01/33(a)	850	795,330
BPCE SA (France),
Sr. Non-Preferred Notes, 144A
6.714%(ff)	10/19/29(a)	3,470	3,648,479
7.003%(ff)	10/19/34	2,925	3,164,560
Sub. Notes, 144A
5.150%	07/21/24	217	214,999
Citigroup, Inc.,
Jr. Sub. Notes, Series M
6.300%(ff)	05/15/24(oo)	823	815,453
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)	113	105,295
Sr. Unsec’d. Notes
2.561%(ff)	05/01/32	3,777	3,152,716
2.572%(ff)	06/03/31	4,598	3,927,885
3.106%(ff)	04/08/26	492	478,386
3.668%(ff)	07/24/28	948	903,798
3.785%(ff)	03/17/33	1,500	1,349,568
3.887%(ff)	01/10/28	1,057	1,022,606
4.650%	07/30/45	458	416,736
4.650%	07/23/48	130	120,277
4.658%(ff)	05/24/28(a)	1,965	1,952,651
4.910%(ff)	05/24/33	530	519,002
8.125%	07/15/39	150	193,620
Sr. Unsec’d. Notes, Series VAR
3.070%(ff)	02/24/28	4,250	4,005,066
Sub. Notes
4.400%	06/10/25	559	552,672
4.450%	09/29/27	964	941,722
4.600%	03/09/26	225	222,132
4.750%	05/18/46	192	172,196
5.300%	05/06/44	271	260,609
5.500%	09/13/25	541	543,747
6.125%	08/25/36	558	597,058
Cooperatieve Rabobank UA (Netherlands),
Sr. Non-Preferred Notes, 144A
3.649%(ff)	04/06/28	640	610,247
3.758%(ff)	04/06/33	310	277,977
Sr. Non-Preferred Notes, 144A, MTN
1.339%(ff)	06/24/26	927	873,636
Credit Agricole SA (France),
Sr. Non-Preferred Notes, 144A
6.316%(ff)	10/03/29	555	582,693
Sr. Non-Preferred Notes, 144A, MTN
1.907%(ff)	06/16/26	580	550,503
Sr. Preferred Notes, 144A
5.301%	07/12/28(a)	740	754,479
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes
2.950%	04/09/25	540	522,452

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
5.000%	07/09/27	1,070	$1,070,091
7.500%	02/15/28	1,090	1,192,749
7.950%	01/09/25(a)	1,060	1,083,324
Danske Bank A/S (Denmark),
Sr. Non-Preferred Notes, 144A
3.244%(ff)	12/20/25	1,100	1,072,966
5.375%	01/12/24	380	379,935
Sr. Non-Preferred Notes, 144A, MTN
3.773%(ff)	03/28/25	2,225	2,213,756
Sr. Preferred Notes, 144A, MTN
6.259%(ff)	09/22/26	200	203,259
Deutsche Bank AG (Germany),
Sr. Non-Preferred Notes
2.129%(ff)	11/24/26	3,450	3,227,167
2.311%(ff)	11/16/27	545	497,541
3.961%(ff)	11/26/25	701	689,521
6.720%(ff)	01/18/29	930	973,085
Sr. Non-Preferred Notes, SOFR + 1.219%
6.620%(c)	11/16/27	715	692,587
Sr. Preferred Notes
4.162%	05/13/25	1,095	1,078,923
Goldman Sachs Capital II,
Ltd. Gtd. Notes, 3 Month SOFR + 1.029% (Cap N/A, Floor 4.000%)
6.406%(c)	01/29/24(oo)	84	69,534
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.431%(ff)	03/09/27	9,695	8,937,283
1.948%(ff)	10/21/27	190	173,815
2.383%(ff)	07/21/32	4,290	3,527,363
2.615%(ff)	04/22/32	4,379	3,675,668
2.640%(ff)	02/24/28	4,335	4,018,983
2.908%(ff)	07/21/42	165	120,594
3.500%	04/01/25	360	352,243
3.500%	11/16/26	940	905,628
3.615%(ff)	03/15/28	1,645	1,576,250
3.750%	02/25/26	266	259,935
3.850%	01/26/27	803	781,675
4.223%(ff)	05/01/29	521	503,720
4.482%(ff)	08/23/28	3,917	3,845,309
6.250%	02/01/41	629	701,145
Sr. Unsec’d. Notes, MTN
3.850%	07/08/24	351	347,757
Sub. Notes
4.250%	10/21/25(a)	872	855,980
5.150%	05/22/45	146	141,232
6.750%	10/01/37	2,236	2,465,171
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.099%(ff)	06/04/26	234	222,715
2.206%(ff)	08/17/29	3,285	2,866,019
2.804%(ff)	05/24/32	989	824,626
2.848%(ff)	06/04/31	417	358,482
5.402%(ff)	08/11/33	6,270	6,275,180
5.887%(ff)	08/14/27	1,655	1,680,031
6.161%(ff)	03/09/29	1,530	1,578,941
Sub. Notes
4.250%	08/18/25	618	604,057

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
4.762%(ff)	03/29/33	630	$582,567
6.547%(ff)	06/20/34	1,180	1,228,737
7.399%(ff)	11/13/34	1,775	1,947,907
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
4.443%(ff)	08/04/28(a)	3,360	3,257,442
6.208%(ff)	08/21/29	390	402,064
Huntington National Bank (The),
Sr. Unsec’d. Notes
4.008%(ff)	05/16/25(a)	2,530	2,492,358
5.650%	01/10/30	845	854,476
Intesa Sanpaolo SpA (Italy),
Sr. Preferred Notes, 144A
6.625%	06/20/33	1,565	1,598,631
7.800%	11/28/53(a)	2,055	2,246,961
Sub. Notes, 144A, MTN
5.017%	06/26/24	3,859	3,819,123
5.710%	01/15/26	300	297,398
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	08/01/24(oo)	1,259	1,239,042
Sr. Unsec’d. Notes
1.578%(ff)	04/22/27	2,540	2,343,976
2.083%(ff)	04/22/26	696	667,001
2.182%(ff)	06/01/28	462	422,101
2.522%(ff)	04/22/31	2,319	2,006,893
2.525%(ff)	11/19/41	1,589	1,126,916
2.545%(ff)	11/08/32	995	831,190
2.739%(ff)	10/15/30	508	451,735
2.947%(ff)	02/24/28	4,250	3,998,391
2.963%(ff)	01/25/33	6,175	5,287,661
3.300%	04/01/26	615	594,981
3.509%(ff)	01/23/29	96	90,882
3.540%(ff)	05/01/28	2,554	2,439,000
3.702%(ff)	05/06/30	62	58,313
3.782%(ff)	02/01/28	1,936	1,869,614
3.897%(ff)	01/23/49	407	338,655
3.960%(ff)	01/29/27	1,242	1,213,269
3.964%(ff)	11/15/48	771	648,484
4.005%(ff)	04/23/29	5,020	4,831,348
4.080%(ff)	04/26/26	1,320	1,298,983
4.203%(ff)	07/23/29	1,014	985,076
4.452%(ff)	12/05/29	575	563,675
4.586%(ff)	04/26/33	40	38,569
5.299%(ff)	07/24/29	1,945	1,973,610
6.070%(ff)	10/22/27	1,190	1,224,376
Sub. Notes
3.875%	09/10/24	6	5,929
4.250%	10/01/27	337	333,313
4.950%	06/01/45	276	263,882
JPMorgan Chase Bank NA,
Sr. Unsec’d. Notes
5.110%	12/08/26	205	206,935
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.375%	03/22/28(a)	624	609,383

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
M&T Bank Corp.,
Sr. Unsec’d. Notes
5.053%(ff)	01/27/34(a)	1,760	$1,667,390
7.413%(ff)	10/30/29	1,855	1,997,851
Sub. Notes
4.000%	07/15/24	550	543,456
Manufacturers & Traders Trust Co.,
Sr. Unsec’d. Notes
4.700%	01/27/28	2,915	2,833,879
5.400%	11/21/25	2,550	2,539,526
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
3.837%(ff)	04/17/26	380	372,715
4.080%(ff)	04/19/28	390	378,550
Morgan Stanley,
Sr. Unsec’d. Notes
3.625%	01/20/27	469	454,928
4.210%(ff)	04/20/28	1,325	1,294,530
5.123%(ff)	02/01/29	2,305	2,314,226
5.449%(ff)	07/20/29	585	596,071
6.407%(ff)	11/01/29	1,250	1,325,667
Sr. Unsec’d. Notes, GMTN
2.239%(ff)	07/21/32	956	781,169
2.699%(ff)	01/22/31	5,476	4,796,809
3.772%(ff)	01/24/29	377	359,475
3.875%	01/27/26	664	650,526
4.000%	07/23/25	110	108,439
4.431%(ff)	01/23/30	4,426	4,311,460
Sr. Unsec’d. Notes, MTN
1.794%(ff)	02/13/32	12,070	9,630,802
2.188%(ff)	04/28/26	847	813,472
2.511%(ff)	10/20/32	220	182,463
2.630%(ff)	02/18/26	4,260	4,123,262
3.591%(ff)	07/22/28	428	408,482
3.622%(ff)	04/01/31	1,080	995,203
5.164%(ff)	04/20/29	2,675	2,687,487
Sub. Notes
5.948%(ff)	01/19/38	305	308,837
Sub. Notes, GMTN
4.350%	09/08/26	1,455	1,428,821
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.892%(ff)	05/18/29	614	602,758
5.516%(ff)	09/30/28	3,800	3,822,452
Norinchukin Bank (The) (Japan),
Sr. Unsec’d. Notes, 144A
5.430%	03/09/28(a)	1,830	1,862,203
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
5.068%(ff)	01/24/34(a)	720	704,126
5.582%(ff)	06/12/29	570	581,420
5.812%(ff)	06/12/26	220	221,548
6.875%(ff)	10/20/34	595	660,758
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, MTN
1.150%	06/10/25	252	238,741
3.875%	05/04/32	440	413,437

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, Series I, MTN
2.050%	01/21/27(a)	3,260	$3,018,594
Societe Generale SA (France),
Gtd. Notes, 144A
2.797%(ff)	01/19/28	980	909,085
Sr. Non-Preferred Notes, 144A
2.226%(ff)	01/21/26	3,295	3,165,717
Sr. Non-Preferred Notes, 144A, MTN
1.792%(ff)	06/09/27	3,650	3,319,340
3.875%	03/28/24	2,708	2,694,139
Sub. Notes, 144A, MTN
6.221%(ff)	06/15/33(a)	5,295	5,254,374
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
7.018%(ff)	02/08/30	660	696,425
7.767%(ff)	11/16/28(a)	1,505	1,620,945
State Street Corp.,
Sr. Unsec’d. Notes
2.203%(ff)	02/07/28	4,320	4,006,678
Texas Capital Bank NA,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 4.500%
10.092%(c)	09/30/24	7,527	7,476,855
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN
1.150%	06/12/25	401	379,425
2.800%	03/10/27	4,540	4,283,109
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
6.047%(ff)	06/08/27	270	274,844
7.161%(ff)	10/30/29	840	906,444
U.S. Bancorp,
Sr. Unsec’d. Notes
5.775%(ff)	06/12/29(a)	520	534,102
5.836%(ff)	06/12/34(a)	170	175,460
Sr. Unsec’d. Notes, MTN
2.215%(ff)	01/27/28	4,365	4,011,889
UBS Group AG (Switzerland),
Jr. Sub. Notes, 144A
7.000%(ff)	01/31/24(oo)	1,460	1,460,000
9.250%(ff)	11/13/28(oo)	1,020	1,095,225
Sr. Unsec’d. Notes
4.550%	04/17/26	350	345,200
Sr. Unsec’d. Notes, 144A
1.305%(ff)	02/02/27	795	727,425
2.193%(ff)	06/05/26	2,721	2,584,950
2.746%(ff)	02/11/33	330	269,692
3.091%(ff)	05/14/32	827	703,984
4.194%(ff)	04/01/31	2,571	2,391,030
4.253%	03/23/28	607	583,927
4.751%(ff)	05/12/28	1,925	1,895,827
6.246%(ff)	09/22/29	1,065	1,108,866
6.442%(ff)	08/11/28(a)	1,705	1,768,937
6.537%(ff)	08/12/33	3,320	3,531,650
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.188%(ff)	04/30/26	1,154	1,106,046
3.000%	10/23/26	1,290	1,224,975

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
5.389%(ff)	04/24/34	755	$757,692
6.303%(ff)	10/23/29	525	553,826
6.491%(ff)	10/23/34	695	756,917
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28	8,461	7,748,992
2.572%(ff)	02/11/31	270	233,453
2.879%(ff)	10/30/30	1,452	1,290,197
3.350%(ff)	03/02/33	4,120	3,603,099
4.808%(ff)	07/25/28	3,835	3,809,312
4.897%(ff)	07/25/33	2,435	2,373,675
5.013%(ff)	04/04/51	1,613	1,538,546
5.557%(ff)	07/25/34	30	30,572
5.574%(ff)	07/25/29	4,405	4,497,126
Sub. Notes
5.606%	01/15/44	696	694,364
Sub. Notes, GMTN
4.900%	11/17/45	713	650,342
Sub. Notes, MTN
4.400%	06/14/46	253	212,684
4.750%	12/07/46	998	881,515
Wells Fargo Bank NA,
Sub. Notes
5.850%	02/01/37	2,103	2,208,993
Westpac Banking Corp. (Australia),
Sr. Unsec’d. Notes
5.457%	11/18/27	2,520	2,599,591

			400,227,140

Beverages — 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
3.650%	02/01/26	21	20,612
4.900%	02/01/46	1,568	1,534,780
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
3.500%	06/01/30	214	203,964
4.000%	04/13/28	220	217,441
4.350%	06/01/40	1,274	1,192,147
4.750%	01/23/29	755	766,780
5.550%	01/23/49	190	204,917
Bacardi Ltd./Bacardi-Martini BV (Bermuda),
Sr. Unsec’d. Notes, 144A
5.250%	01/15/29	190	190,518
5.400%	06/15/33(a)	1,120	1,128,179
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
2.500%	06/01/40	20	15,132
Constellation Brands, Inc.,
Sr. Unsec’d. Notes
5.000%	02/02/26	1,560	1,559,740
PepsiCo, Inc.,
Sr. Unsec’d. Notes
2.625%	03/19/27	73	69,291

			7,103,501

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Biotechnology — 0.4%
Amgen, Inc.,
Sr. Unsec’d. Notes
4.663%	06/15/51	146	$133,066
5.150%	03/02/28	880	899,774
5.250%	03/02/30	425	437,042
5.250%	03/02/33	4,925	5,047,855
5.750%	03/02/63	955	1,004,458
CSL Finance PLC (Australia),
Gtd. Notes, 144A
4.050%	04/27/29(a)	385	372,851
4.250%	04/27/32(a)	750	730,015
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.750%	03/01/46	213	203,208
5.250%	10/15/33	2,485	2,593,429
Royalty Pharma PLC,
Gtd. Notes
2.150%	09/02/31(a)	1,235	1,006,983
2.200%	09/02/30	2,870	2,399,009

			14,827,690

Building Materials — 0.0%
Carrier Global Corp.,
Sr. Unsec’d. Notes
3.577%	04/05/50	73	57,216
Sr. Unsec’d. Notes, 144A
5.900%	03/15/34	145	156,941
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/28	34	32,744
5.000%	02/15/27	81	78,987

			325,888

Chemicals — 0.3%
Celanese US Holdings LLC,
Gtd. Notes
6.050%	03/15/25	879	883,917
6.165%	07/15/27	2,600	2,667,042
6.550%	11/15/30	1,265	1,339,365
LYB International Finance BV,
Gtd. Notes
5.250%	07/15/43	405	387,312
MEGlobal BV (Kuwait),
Gtd. Notes, 144A, MTN
4.250%	11/03/26	409	394,685
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24	378	374,863
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
5.950%	11/07/25	1,710	1,738,754
OCP SA (Morocco),
Sr. Unsec’d. Notes, 144A
3.750%	06/23/31	344	295,410
4.500%	10/22/25	411	399,698
5.125%	06/23/51	341	257,988

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes, 144A
1.875%	05/11/26		599	$549,395
2.875%	05/11/31(a)		758	623,455
RPM International, Inc.,
Sr. Unsec’d. Notes
2.950%	01/15/32		605	511,357
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24		615	610,203
6.500%	09/27/28(a)		470	443,709
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
2.300%	05/15/30		1,959	1,707,559

				13,184,712

Coal — 0.0%
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.000%	08/15/40		54	54,998

Commercial Services — 0.2%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26		30	29,876
Ashtead Capital, Inc. (United Kingdom),
Gtd. Notes, 144A
5.500%	08/11/32		630	622,353
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
2.375%	09/25/26	EUR	509	538,670
Sr. Unsec’d. Notes, 144A, MTN
5.625%	09/25/48		775	741,512
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.300%	12/01/26		1,184	1,135,436
7.000%	10/15/37		425	495,712
Georgetown University (The),
Unsec’d. Notes, Series A
5.215%	10/01/2118		715	686,071
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25		457	442,922
4.950%	08/15/27		1,630	1,633,933
Pelabuhan Indonesia Persero PT (Indonesia),
Sr. Unsec’d. Notes
4.250%	05/05/25		200	196,250
Service Corp. International,
Sr. Unsec’d. Notes
7.500%	04/01/27		253	264,137
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32		260	230,923
4.875%	01/15/28(a)		417	407,293
5.250%	01/15/30(a)		624	615,771

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Sec’d. Notes
3.875%	11/15/27	69	$65,888

			8,106,747

Computers — 0.1%
International Business Machines Corp.,
Sr. Unsec’d. Notes
2.200%	02/09/27(a)	3,210	2,989,747

Cosmetics/Personal Care — 0.1%
Haleon US Capital LLC,
Gtd. Notes
3.375%	03/24/27	780	750,646
3.375%	03/24/29	1,825	1,726,881
3.625%	03/24/32	400	369,289
Kenvue, Inc.,
Gtd. Notes
4.900%	03/22/33	490	504,646
5.500%	03/22/25(a)	1,795	1,810,095

			5,161,557

Distribution/Wholesale — 0.0%
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28	120	108,982

Diversified Financial Services — 1.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
2.450%	10/29/26	1,156	1,069,035
3.000%	10/29/28	829	753,767
3.150%	02/15/24	527	525,294
3.300%	01/30/32	460	398,559
Air Lease Corp.,
Sr. Unsec’d. Notes
3.375%	07/01/25	272	263,437
5.300%	02/01/28	400	404,768
American Express Co.,
Jr. Sub. Notes
3.550%(ff)	09/15/26(oo)	435	372,840
Sr. Unsec’d. Notes
3.375%	05/03/24	40	39,674
4.050%	05/03/29	470	465,599
5.043%(ff)	05/01/34	675	674,054
5.850%	11/05/27	2,535	2,645,165
6.338%(ff)	10/30/26	1,755	1,790,317
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/24	4,042	3,994,870
Capital One Financial Corp.,
Sr. Unsec’d. Notes
1.878%(ff)	11/02/27	1,365	1,227,390
2.636%(ff)	03/03/26	4,270	4,091,940
3.273%(ff)	03/01/30	2,070	1,846,554
4.927%(ff)	05/10/28	1,090	1,071,385
5.247%(ff)	07/26/30	2,635	2,589,465
5.468%(ff)	02/01/29	170	170,038
5.817%(ff)	02/01/34	358	356,556
6.312%(ff)	06/08/29	2,210	2,267,159

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
6.377%(ff)	06/08/34	825	$850,282
7.624%(ff)	10/30/31	1,485	1,629,250
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes
5.875%	08/24/26	880	902,505
6.136%(ff)	08/24/34	180	190,089
CPPIB Capital, Inc. (Canada),
Gtd. Notes, 144A
0.500%	09/16/24	1,575	1,525,172
Discover Financial Services,
Sr. Unsec’d. Notes
7.964%(ff)	11/02/34	225	250,297
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
2.100%	06/15/30	4,540	3,923,106
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes
6.500%	01/20/43	213	224,701
KKR Group Finance Co. II LLC,
Gtd. Notes, 144A
5.500%	02/01/43(a)	127	121,368
Mastercard, Inc.,
Sr. Unsec’d. Notes
3.850%	03/26/50	97	84,975
Nasdaq, Inc.,
Sr. Unsec’d. Notes
5.550%	02/15/34	1,640	1,706,778
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
6.000%	01/15/27(a)	195	193,596
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.608%	07/14/31	1,497	1,234,547
2.999%	01/22/32	906	765,952
OMERS Finance Trust (Canada),
Gtd. Notes, 144A
1.100%	03/26/26	1,245	1,150,887
OneMain Finance Corp.,
Gtd. Notes
6.875%	03/15/25	350	352,895
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A
5.500%	02/15/24	224	223,448
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
4.250%	02/15/29	473	426,122
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes
4.500%	06/18/29	300	290,988
Sr. Unsec’d. Notes, EMTN
3.750%	06/18/24	200	197,984
Synchrony Financial,
Sr. Unsec’d. Notes
4.875%	06/13/25	3,315	3,257,512
The Vanguard Group Inc.,
Unsec’d. Notes
3.050%	08/22/50^	2,330	1,525,615

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Visa, Inc.,
Sr. Unsec’d. Notes
4.300%	12/14/45	851	$793,793

			48,839,728

Electric — 3.4%
AEP Texas, Inc.,
Sr. Unsec’d. Notes
3.950%	06/01/28	546	526,179
Sr. Unsec’d. Notes, Series I
2.100%	07/01/30	5,000	4,196,064
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes, Series N
2.750%	08/15/51	105	68,154
Alabama Power Co.,
Sr. Unsec’d. Notes
3.450%	10/01/49	462	350,550
3.750%	03/01/45	187	152,516
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes
5.750%	11/01/27	2,550	2,640,005
American Transmission Systems, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	09/01/44	482	447,530
Arizona Public Service Co.,
Sr. Unsec’d. Notes
5.550%	08/01/33	620	641,863
6.350%	12/15/32	1,035	1,122,309
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
4.600%	05/01/53	1,160	1,035,278
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.250%	06/01/26	401	395,645
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29	39	36,222
5.000%	02/01/31	60	55,030
5.125%	03/15/28	1,253	1,200,730
CenterPoint Energy Houston Electric LLC,
First Mortgage, Series AE
2.350%	04/01/31	266	227,708
General Ref. Mortgage
3.950%	03/01/48	366	311,401
Cleco Corporate Holdings LLC,
Sr. Unsec’d. Notes
3.375%	09/15/29	710	623,749
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
3.200%	12/01/51	1,355	962,316
5.500%	03/15/34	525	551,832
Sr. Unsec’d. Notes, Series 20A
3.350%	04/01/30	194	181,146
Sr. Unsec’d. Notes, Series 20B
3.950%	04/01/50	151	126,381
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
5.375%	11/15/32(a)	4,273	4,383,042

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
7.000%	06/15/38	592	$667,170
Sr. Unsec’d. Notes, Series C
3.375%	04/01/30	1,357	1,250,370
Sr. Unsec’d. Notes, Series E
6.300%	03/15/33	75	80,349
Duke Energy Carolinas LLC,
First Mortgage
3.700%	12/01/47	161	126,695
3.950%	03/15/48	142	117,474
First Ref. Mortgage
3.750%	06/01/45	187	149,834
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.450%	06/01/30	520	454,354
2.550%	06/15/31	7,379	6,297,033
4.300%	03/15/28	1,100	1,084,129
4.500%	08/15/32	2,220	2,151,893
5.000%	08/15/52	490	458,205
Duke Energy Florida LLC,
First Mortgage
5.875%	11/15/33	1,060	1,143,166
Duke Energy Ohio, Inc.,
First Mortgage
5.250%	04/01/33	225	232,069
Duke Energy Progress LLC,
First Mortgage
3.700%	10/15/46	419	328,251
Edison International,
Sr. Unsec’d. Notes
4.125%	03/15/28	410	396,079
4.950%	04/15/25	458	454,879
5.250%	11/15/28	455	458,106
Enel Finance International NV (Italy),
Gtd. Notes, 144A
1.375%	07/12/26	4,210	3,839,173
Sr. Unsec’d. Notes, 144A
5.000%	06/15/32	650	628,675
Entergy Texas, Inc.,
First Mortgage
3.550%	09/30/49	2,084	1,578,535
Evergy Metro, Inc.,
Mortgage
4.200%	03/15/48	561	473,105
Evergy, Inc.,
Sr. Unsec’d. Notes
2.900%	09/15/29	1,975	1,787,418
Eversource Energy,
Sr. Unsec’d. Notes
3.375%	03/01/32	1,430	1,267,432
4.600%	07/01/27	1,595	1,582,901
5.125%	05/15/33(a)	1,995	2,005,778
5.450%	03/01/28	2,100	2,160,179
5.950%	02/01/29	830	870,222
Exelon Corp.,
Sr. Unsec’d. Notes
5.150%	03/15/28	1,510	1,532,586

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44	120	$116,174
Georgia Power Co.,
Sr. Unsec’d. Notes
4.650%	05/16/28	650	655,151
4.700%	05/15/32	1,595	1,588,824
4.950%	05/17/33	845	853,925
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28	498	463,583
ITC Holdings Corp.,
Sr. Unsec’d. Notes, 144A
2.950%	05/14/30	1,290	1,136,104
Metropolitan Edison Co.,
Sr. Unsec’d. Notes, 144A
5.200%	04/01/28	450	453,332
MidAmerican Energy Co.,
First Mortgage
4.800%	09/15/43	2,500	2,357,270
Mid-Atlantic Interstate Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.100%	05/15/28	121	117,007
Monongahela Power Co.,
First Mortgage, 144A
5.400%	12/15/43	2,500	2,446,991
5.850%	02/15/34	825	866,366
National Grid PLC (United Kingdom),
Sr. Unsec’d. Notes
5.602%	06/12/28	270	276,925
National Rural Utilities Cooperative Finance Corp.,
Sec’d. Notes
4.150%	12/15/32	1,640	1,555,730
5.800%	01/15/33	325	344,563
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.250%	06/01/30	3,595	3,075,467
4.625%	07/15/27	2,970	2,966,084
5.050%	02/28/33	460	461,991
6.051%	03/01/25	665	670,992
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28	558	555,902
Gtd. Notes, 144A
3.375%	02/15/29	123	108,668
3.625%	02/15/31	503	432,678
3.875%	02/15/32(a)	480	411,038
Oglethorpe Power Corp.,
First Mortgage
5.050%	10/01/48	1,380	1,271,089
Ohio Edison Co.,
Sr. Unsec’d. Notes, 144A
5.500%	01/15/33	650	658,480
Ohio Power Co.,
Sr. Unsec’d. Notes
4.000%	06/01/49	328	267,855
5.000%	06/01/33	1,820	1,832,298

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes, 144A
5.650%	11/15/33	1,165	$1,242,712
Pacific Gas & Electric Co.,
First Mortgage
2.100%	08/01/27(a)	754	679,979
2.500%	02/01/31	2,220	1,833,660
3.300%	08/01/40	82	60,103
4.550%	07/01/30	4,725	4,501,482
4.950%	07/01/50	2,181	1,870,356
5.450%	06/15/27	6,220	6,264,117
6.100%	01/15/29	1,215	1,256,592
6.150%	01/15/33(a)	1,245	1,290,711
6.400%	06/15/33	2,160	2,274,392
Sr. Sec’d. Notes
3.250%	06/01/31	484	419,484
PacifiCorp,
First Mortgage
5.350%	12/01/53	2,725	2,620,516
PECO Energy Co.,
First Mortgage
3.700%	09/15/47	136	110,135
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (Indonesia),
Sr. Unsec’d. Notes, EMTN
4.125%	05/15/27	232	225,982
PPL Capital Funding, Inc.,
Gtd. Notes
4.125%	04/15/30	475	450,902
Progress Energy, Inc.,
Sr. Unsec’d. Notes
7.750%	03/01/31	2,427	2,803,792
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
5.850%	11/15/27	1,780	1,853,828
6.125%	10/15/33	870	935,607
Puget Energy, Inc.,
Sr. Sec’d. Notes
4.100%	06/15/30	1,963	1,801,676
4.224%	03/15/32	122	110,378
San Diego Gas & Electric Co.,
First Mortgage
3.950%	11/15/41	240	200,148
Sempra,
Sr. Unsec’d. Notes
3.400%	02/01/28	500	476,849
Southern California Edison Co.,
First Mortgage
2.250%	06/01/30(a)	999	858,067
3.650%	02/01/50	1,845	1,430,166
4.900%	06/01/26	1,175	1,180,238
5.300%	03/01/28(a)	465	477,701
5.850%	11/01/27	2,345	2,449,369
First Mortgage, Series D
4.700%	06/01/27	2,180	2,194,185
First Ref. Mortgage
4.000%	04/01/47	734	602,131

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Southern Co. (The),
Jr. Sub. Notes
5.113%	08/01/27	2,150	$2,180,165
Sr. Unsec’d. Notes
4.850%	06/15/28	1,680	1,692,487
5.200%	06/15/33	2,195	2,239,683
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41	215	202,947
Southwestern Electric Power Co.,
Sr. Unsec’d. Notes
5.300%	04/01/33	1,455	1,457,614
Tampa Electric Co.,
Sr. Unsec’d. Notes
4.450%	06/15/49	242	208,485
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
5.000%	04/01/33	2,125	2,151,746
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27	845	822,801
5.625%	02/15/27	729	720,821
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	2,750	2,708,420
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.600%	06/01/32	735	717,618

			137,334,242

Engineering & Construction — 0.1%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes
5.500%	07/31/47	644	553,312
Sr. Sec’d. Notes, 144A
3.875%	04/30/28	545	510,474
4.250%	10/31/26	1,386	1,334,760

			2,398,546

Entertainment — 0.2%
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	02/15/30	500	514,043
Warnermedia Holdings, Inc.,
Gtd. Notes
3.755%	03/15/27(a)	190	182,101
4.054%	03/15/29	270	256,020
4.279%	03/15/32	3,945	3,609,146
5.050%	03/15/42(a)	1,390	1,225,534
5.141%	03/15/52	2,402	2,066,776
6.412%	03/15/26	40	40,031
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
7.125%	02/15/31	280	291,479

			8,185,130

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Environmental Control — 0.0%
Waste Management, Inc.,
Gtd. Notes
4.875%	02/15/29(a)		1,945	$1,990,205

Foods — 0.4%
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
3.250%	02/16/26	GBP	1,666	1,964,788
Bellis Finco PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.000%	02/16/27	GBP	1,002	1,105,589
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
4.850%	11/01/28(a)		2,305	2,303,757
5.300%	10/01/26		1,940	1,963,365
General Mills, Inc.,
Sr. Unsec’d. Notes
4.950%	03/29/33		475	481,593
5.241%	11/18/25		655	655,055
Kraft Heinz Foods Co.,
Gtd. Notes
4.250%	03/01/31(a)		156	152,859
4.375%	06/01/46		214	187,305
4.625%	10/01/39		203	189,452
4.875%	10/01/49		75	71,171
5.000%	07/15/35		132	132,888
5.000%	06/04/42		204	197,184
6.500%	02/09/40		1,270	1,426,122
6.750%	03/15/32		19	21,423
6.875%	01/26/39		54	62,553
Gtd. Notes, 144A
7.125%	08/01/39		12	14,255
Mars, Inc.,
Gtd. Notes, 144A
3.950%	04/01/44		505	429,530
Mondelez International, Inc.,
Sr. Unsec’d. Notes
1.500%	05/04/25		639	609,445
2.625%	03/17/27		3,190	3,007,918
Pilgrim’s Pride Corp.,
Gtd. Notes
4.250%	04/15/31		353	318,908
Sysco Corp.,
Gtd. Notes
5.750%	01/17/29		815	850,161

				16,145,321

Forest Products & Paper — 0.1%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes
7.375%	12/01/25		758	788,516
Suzano Austria GmbH (Brazil),
Gtd. Notes
3.750%	01/15/31		2,438	2,132,488
Gtd. Notes, Series DM3N
3.125%	01/15/32		291	240,439

				3,161,443

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Gas — 0.4%
Atmos Energy Corp.,
Sr. Unsec’d. Notes
5.900%	11/15/33		355	$385,441
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.757%	03/16/32		240	213,258
Brooklyn Union Gas Co. (The),
Sr. Unsec’d. Notes, 144A
4.632%	08/05/27(a)		3,170	3,090,134
4.866%	08/05/32		3,020	2,823,633
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
5.850%	01/15/41		251	264,411
KeySpan Gas East Corp.,
Sr. Unsec’d. Notes, 144A
5.994%	03/06/33		570	580,559
NiSource, Inc.,
Sr. Unsec’d. Notes
1.700%	02/15/31		460	374,180
3.600%	05/01/30		4,385	4,091,167
5.400%	06/30/33(a)		520	536,504
Southern California Gas Co.,
First Mortgage
5.200%	06/01/33(a)		2,710	2,789,592
5.750%	06/01/53(a)		590	622,917
Southern Co. Gas Capital Corp.,
Gtd. Notes
5.750%	09/15/33		360	378,401
Southwest Gas Corp.,
Sr. Unsec’d. Notes
2.200%	06/15/30		1,389	1,179,923

				17,330,120

Hand/Machine Tools — 0.1%
Regal Rexnord Corp.,
Gtd. Notes, 144A
6.050%	04/15/28		2,565	2,599,389
6.300%	02/15/30		625	643,374

				3,242,763

Healthcare-Products — 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
4.750%	11/30/36		261	267,446
Alcon Finance Corp. (Switzerland),
Gtd. Notes, 144A
5.375%	12/06/32		470	484,791
5.750%	12/06/52		350	375,736
GE HealthCare Technologies, Inc.,
Gtd. Notes
5.650%	11/15/27		1,730	1,791,109
5.857%	03/15/30		1,580	1,661,152
Medtronic Global Holdings SCA,
Gtd. Notes
1.375%	10/15/40	EUR	353	285,977

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Products (cont’d.)
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39	EUR	495	$415,780
1.875%	10/01/49	EUR	323	254,040

				5,536,031

Healthcare-Services — 0.7%
Aetna, Inc.,
Sr. Unsec’d. Notes
4.500%	05/15/42		283	249,739
6.750%	12/15/37		469	526,921
Ascension Health,
Sr. Unsec’d. Notes, Series B
3.106%	11/15/39		523	411,407
CommonSpirit Health,
Sec’d. Notes
4.350%	11/01/42		214	185,791
Sr. Sec’d. Notes
2.760%	10/01/24		3,577	3,498,947
DaVita, Inc.,
Gtd. Notes, 144A
4.625%	06/01/30		1,315	1,149,557
Elevance Health, Inc.,
Sr. Unsec’d. Notes
4.100%	05/15/32		280	267,260
4.550%	05/15/52		210	191,996
HCA, Inc.,
Gtd. Notes
4.500%	02/15/27		46	45,524
5.000%	03/15/24		2	1,996
5.250%	06/15/26		87	87,443
5.500%	06/15/47		656	631,605
Humana, Inc.,
Sr. Unsec’d. Notes
2.150%	02/03/32		200	164,661
3.700%	03/23/29		1,155	1,111,233
3.950%	03/15/27		199	194,575
4.800%	03/15/47		48	44,643
4.950%	10/01/44		176	167,031
5.750%	03/01/28		1,680	1,746,778
5.750%	12/01/28		290	303,223
5.875%	03/01/33		555	591,281
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47		1,170	1,034,564
Unsec’d. Notes, Series 2021
2.810%	06/01/41		985	739,986
3.002%	06/01/51		145	103,456
New York & Presbyterian Hospital (The),
Unsec’d. Notes
4.063%	08/01/56		1,030	870,883
NYU Langone Hospitals,
Sec’d. Notes
4.368%	07/01/47		175	156,333
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2020
1.375%	11/15/25		168	155,557

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Sutter Health,
Unsec’d. Notes, Series 20A
3.361%	08/15/50	195	$144,637
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
4.250%	06/01/29	275	256,035
5.125%	11/01/27	558	545,871
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
1.250%	01/15/26	220	206,082
2.300%	05/15/31	120	103,865
3.125%	05/15/60	73	51,971
3.250%	05/15/51	168	127,660
3.875%	08/15/59	511	417,214
4.000%	05/15/29	1,295	1,275,753
4.200%	05/15/32	1,180	1,153,883
4.450%	12/15/48	117	107,293
4.625%	11/15/41	701	670,896
4.750%	05/15/52	340	326,964
4.950%	05/15/62	310	304,748
5.050%	04/15/53	3,330	3,368,486
5.700%	10/15/40	976	1,050,722
5.875%	02/15/53	860	973,897
6.050%	02/15/63	255	294,865

			26,013,232

Home Builders — 0.1%
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A
6.250%	09/15/27	180	174,150
Sr. Unsec’d. Notes, 144A
5.000%	06/15/29	378	333,585
Lennar Corp.,
Gtd. Notes
4.750%	05/30/25	79	78,540
4.750%	11/29/27	180	180,017
M/I Homes, Inc.,
Gtd. Notes
4.950%	02/01/28	535	515,383
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30	372	341,775
5.250%	12/15/27	294	284,445
MDC Holdings, Inc.,
Gtd. Notes
6.000%	01/15/43	58	54,120
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27	249	250,396
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30	274	265,465
Tri Pointe Homes, Inc.,
Gtd. Notes
5.250%	06/01/27	307	303,744

			2,781,620

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Insurance — 0.8%
Aon Corp.,
Gtd. Notes
2.800%	05/15/30		1,375	$1,219,610
Aon Corp./Aon Global Holdings PLC,
Gtd. Notes
5.350%	02/28/33		505	518,782
Ascot Group Ltd. (Bermuda),
Sr. Unsec’d. Notes, 144A
4.250%	12/15/30		385	310,009
Athene Global Funding,
Sec’d. Notes, 144A, MTN
2.646%	10/04/31(a)		2,435	1,982,204
Athene Holding Ltd.,
Sr. Unsec’d. Notes
5.875%	01/15/34		1,185	1,195,148
Berkshire Hathaway Finance Corp.,
Gtd. Notes
4.250%	01/15/49		553	516,727
Chubb INA Holdings, Inc.,
Gtd. Notes
3.350%	05/03/26		133	129,438
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes
3.500%	04/04/25		2,275	2,219,429
3.850%	04/05/29(a)		965	910,908
Sr. Unsec’d. Notes, 144A
6.050%	09/15/33		355	370,591
Equitable Financial Life Global Funding,
Sec’d. Notes, 144A
1.800%	03/08/28(a)		3,315	2,907,348
Equitable Holdings, Inc.,
Sr. Unsec’d. Notes
4.350%	04/20/28		335	323,903
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes
3.375%	03/03/31		830	728,494
Sr. Unsec’d. Notes, 144A
6.000%	12/07/33		2,760	2,829,427
Guardian Life Global Funding,
Sec’d. Notes, 144A
1.100%	06/23/25		282	266,130
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24	EUR	437	479,343
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.569%	02/01/29		2	1,958
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37		447	472,774
Markel Group, Inc.,
Sr. Unsec’d. Notes
5.000%	03/30/43		154	136,658
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.250%	11/15/30		756	653,118

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
MetLife, Inc.,
Jr. Sub. Notes
6.400%	12/15/66	459	$473,391
Sr. Unsec’d. Notes
5.375%	07/15/33	1,385	1,444,809
Metropolitan Life Global Funding I,
Sec’d. Notes, 144A, MTN
2.400%	01/11/32	2,370	1,966,055
Principal Financial Group, Inc.,
Gtd. Notes
4.625%	09/15/42	48	43,874
5.375%	03/15/33	1,070	1,097,077
Principal Life Global Funding II,
Sec’d. Notes, 144A
1.250%	06/23/25	253	239,501
Protective Life Global Funding,
Sec’d. Notes, 144A
5.467%	12/08/28	715	734,531
Sompo International Holdings Ltd. (Bermuda),
Sr. Unsec’d. Notes
7.000%	07/15/34	309	335,906
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44	653	619,223
6.850%	12/16/39	50	57,731
Willis North America, Inc.,
Gtd. Notes
2.950%	09/15/29	1,900	1,703,598
4.650%	06/15/27	3,375	3,344,444

			30,232,139

Internet — 0.1%
Alphabet, Inc.,
Sr. Unsec’d. Notes
1.900%	08/15/40	450	312,580
Amazon.com, Inc.,
Sr. Unsec’d. Notes
1.200%	06/03/27	53	47,800
1.500%	06/03/30	221	187,218
2.500%	06/03/50	313	208,532
3.150%	08/22/27	263	252,745
3.300%	04/13/27	210	203,933
3.450%	04/13/29	460	445,675
3.600%	04/13/32(a)	890	847,219
3.875%	08/22/37	501	465,006
4.250%	08/22/57	145	133,716
4.950%	12/05/44	151	155,849
Prosus NV (China),
Sr. Unsec’d. Notes, 144A
3.832%	02/08/51	430	270,363
Sr. Unsec’d. Notes, 144A, MTN
3.061%	07/13/31	1,431	1,150,166
4.027%	08/03/50	1,071	698,158

			5,378,960

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Iron/Steel — 0.0%
ArcelorMittal SA (Luxembourg),
Sr. Unsec’d. Notes
7.000%	10/15/39	224	$242,769
Vale Overseas Ltd. (Brazil),
Gtd. Notes
6.875%	11/21/36	192	208,320
6.875%	11/10/39(a)	411	446,320

			897,409

Leisure Time — 0.1%
VOC Escrow Ltd.,
Sr. Sec’d. Notes, 144A
5.000%	02/15/28	655	628,800
YMCA of Greater New York,
Unsec’d. Notes
2.303%	08/01/26	1,540	1,419,512

			2,048,312

Lodging — 0.3%
Gohl Capital Ltd. (Malaysia),
Gtd. Notes
4.250%	01/24/27	548	523,683
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
3.625%	02/15/32	596	518,960
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
2.900%	06/25/25	1,462	1,404,596
3.200%	08/08/24	1,966	1,927,833
3.500%	08/18/26(a)	322	307,500
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series FF
4.625%	06/15/30	285	280,221
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
2.550%	03/08/27	880	796,950
3.100%	03/08/29	1,010	875,276
4.300%(cc)	01/08/26	780	749,044
5.375%	08/08/25	870	855,863
5.650%	08/08/28	1,540	1,519,210
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.625%	08/26/28(a)	1,202	1,110,723

			10,869,859

Machinery-Construction & Mining — 0.0%
Vertiv Group Corp.,
Sr. Sec’d. Notes, 144A
4.125%	11/15/28	220	205,514

Machinery-Diversified — 0.1%
Deere & Co.,
Sr. Unsec’d. Notes
3.100%	04/15/30	117	108,559
Flowserve Corp.,
Sr. Unsec’d. Notes
2.800%	01/15/32	650	538,382

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Machinery-Diversified (cont’d.)
Ingersoll Rand, Inc.,
Sr. Unsec’d. Notes
5.700%	08/14/33	460	$486,699
Otis Worldwide Corp.,
Sr. Unsec’d. Notes
2.056%	04/05/25	189	181,853
2.565%	02/15/30	2,427	2,160,861

			3,476,354

Media — 1.1%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
5.750%	08/15/29	200	176,594
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32	340	291,495
Sr. Unsec’d. Notes, 144A
4.250%	01/15/34	1,383	1,124,642
4.500%	08/15/30	66	59,609
4.750%	03/01/30	385	352,176
4.750%	02/01/32	400	352,696
5.000%	02/01/28	265	253,679
5.125%	05/01/27	538	520,555
5.375%	06/01/29	186	176,003
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.250%	01/15/29	80	69,453
3.500%	03/01/42	95	66,314
3.700%	04/01/51	885	576,382
3.850%	04/01/61	534	335,805
3.900%	06/01/52	3,370	2,268,568
3.950%	06/30/62	235	149,359
4.400%	12/01/61	512	354,066
4.800%	03/01/50	176	136,987
4.908%	07/23/25	1,017	1,007,512
5.050%	03/30/29	2,370	2,346,700
5.125%	07/01/49	240	195,310
5.375%	04/01/38	460	415,916
5.375%	05/01/47	316	269,555
5.500%	04/01/63	480	401,440
5.750%	04/01/48	564	501,439
6.384%	10/23/35	899	912,768
6.484%	10/23/45	871	855,685
6.834%	10/23/55	171	171,729
Comcast Corp.,
Gtd. Notes
2.450%	08/15/52	375	233,724
2.800%	01/15/51	604	402,616
2.937%	11/01/56	152	100,194
3.150%	03/01/26	27	26,212
3.250%	11/01/39	58	47,115
3.300%	04/01/27	604	581,464
3.400%	04/01/30	340	318,378
3.400%	07/15/46	54	41,896
3.450%	02/01/50	90	69,198
3.750%	04/01/40	1,716	1,476,410

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
3.969%	11/01/47	1,009	$848,156
3.999%	11/01/49	274	229,293
4.000%	08/15/47	793	669,717
4.000%	03/01/48	87	73,296
4.150%	10/15/28	207	204,135
4.200%	08/15/34	93	88,881
4.250%	10/15/30	526	518,327
4.250%	01/15/33	292	283,635
4.800%	05/15/33(a)	2,710	2,744,107
4.950%	10/15/58	90	88,604
5.350%	11/15/27	1,415	1,462,850
5.650%	06/15/35	79	84,876
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24	624	612,978
CSC Holdings LLC,
Gtd. Notes, 144A
3.375%	02/15/31	200	146,982
4.500%	11/15/31	2,015	1,523,864
5.500%	04/15/27(a)	545	497,603
Discovery Communications LLC,
Gtd. Notes
3.625%	05/15/30	765	694,254
4.000%	09/15/55	519	369,160
4.125%	05/15/29	174	165,063
5.200%	09/20/47(a)	2,067	1,783,805
5.300%	05/15/49	2,998	2,590,727
DISH DBS Corp.,
Gtd. Notes
5.125%	06/01/29	501	258,255
5.875%	11/15/24(a)	988	930,861
7.750%	07/01/26	105	73,303
Sr. Sec’d. Notes, 144A
5.250%	12/01/26	330	283,557
5.750%	12/01/28	50	40,428
Fox Corp.,
Sr. Unsec’d. Notes
5.476%	01/25/39	397	387,162
6.500%	10/13/33	380	411,462
Paramount Global,
Sr. Unsec’d. Notes
4.375%	03/15/43	1,668	1,238,670
5.850%	09/01/43	846	763,129
Time Warner Cable Enterprises LLC,
Sr. Sec’d. Notes
8.375%	07/15/33	682	792,878
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.500%	09/15/42	392	309,679
5.875%	11/15/40	684	622,201
6.550%	05/01/37	1,469	1,448,368
6.750%	06/15/39	1,584	1,576,843
7.300%	07/01/38	1,490	1,544,462
Videotron Ltd. (Canada),
Gtd. Notes, 144A
5.125%	04/15/27	200	197,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.500%	05/15/29(a)	370	$357,942
Walt Disney Co. (The),
Gtd. Notes
6.650%	11/15/37	63	74,039

			44,630,196

Mining — 0.4%
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
3.625%	09/11/24	200	196,456
3.875%	03/16/29	1,905	1,781,708
4.000%	09/11/27	245	234,960
4.750%	04/10/27	670	659,595
5.500%	05/02/33	210	211,224
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.700%	05/30/41	374	393,725
5.750%	05/01/43	144	154,101
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
4.900%	02/28/33(a)	1,230	1,256,783
5.000%	09/30/43	217	219,133
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
5.950%	01/08/34	1,185	1,198,628
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A
6.875%	03/01/26	200	179,038
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN
4.763%	04/14/27	225	221,650
Freeport-McMoRan, Inc.,
Gtd. Notes
4.550%	11/14/24	23	22,754
4.625%	08/01/30	164	160,327
5.250%	09/01/29	4,000	4,053,199
5.400%	11/14/34	250	251,756
5.450%	03/15/43	898	870,769
Glencore Finance Canada Ltd. (Australia),
Gtd. Notes, 144A
5.550%	10/25/42	50	48,348
Glencore Funding LLC (Australia),
Gtd. Notes, 144A
2.625%	09/23/31	570	484,178
2.850%	04/27/31	800	690,091
4.000%	03/27/27	443	430,315
6.375%	10/06/30(a)	2,325	2,499,074
Southern Copper Corp. (Mexico),
Sr. Unsec’d. Notes
5.250%	11/08/42	937	904,727
6.750%	04/16/40	175	195,731
Yamana Gold, Inc. (Canada),
Gtd. Notes
4.625%	12/15/27	399	386,373

			17,704,643

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Miscellaneous Manufacturing — 0.0%
3M Co.,
Sr. Unsec’d. Notes
2.375%	08/26/29		72	$63,751
3.050%	04/15/30		107	96,582
3.700%	04/15/50(a)		568	450,255
Eaton Corp.,
Gtd. Notes
4.150%	11/02/42		158	145,339
Textron, Inc.,
Sr. Unsec’d. Notes
3.900%	09/17/29		830	789,649

				1,545,576

Multi-National — 0.1%
Inter-American Development Bank (Supranational Bank), Notes
6.800%	10/15/25		417	432,280
Sr. Unsec’d. Notes, GMTN
7.350%	10/06/30	INR	359,000	4,406,471

				4,838,751

Office/Business Equipment — 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26		3,500	3,277,204
3.569%	12/01/31		820	728,573

				4,005,777

Oil & Gas — 1.5%
Aker BP ASA (Norway),
Gtd. Notes, 144A
3.100%	07/15/31		4,101	3,505,335
Sr. Unsec’d. Notes, 144A
4.000%	01/15/31		600	548,111
Apache Corp.,
Sr. Unsec’d. Notes
4.250%	01/15/44		617	429,680
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26		134	134,775
9.000%	11/01/27		28	35,252
BP Capital Markets America, Inc.,
Gtd. Notes
2.721%	01/12/32		1,925	1,679,365
3.000%	02/24/50		882	625,032
3.633%	04/06/30		385	368,909
4.812%	02/13/33		1,325	1,337,121
4.893%	09/11/33		820	834,712
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
4.375%(ff)	06/22/25(oo)		1,782	1,751,235
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
2.950%	07/15/30		465	406,979
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
2.650%	01/15/32		3,855	3,187,149

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
3.750%	02/15/52	1,223	$893,698
5.400%	06/15/47	111	104,424
6.750%	11/15/39	53	57,418
ConocoPhillips Co.,
Gtd. Notes
4.025%	03/15/62	665	540,982
4.150%	11/15/34	102	95,106
4.300%	11/15/44	362	324,382
5.050%	09/15/33	1,355	1,394,193
5.700%	09/15/63	865	935,846
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24	41	40,635
4.375%	01/15/28	1,276	1,235,223
4.900%	06/01/44	133	107,385
Gtd. Notes, 144A
2.268%	11/15/26	504	464,022
5.750%	01/15/31	325	323,325
Coterra Energy, Inc.,
Sr. Unsec’d. Notes
3.900%	05/15/27	842	814,054
4.375%	03/15/29	594	577,315
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/30	231	221,859
4.750%	05/15/42	311	271,832
5.000%	06/15/45	1,207	1,069,863
5.250%	10/15/27	140	140,966
5.600%	07/15/41	506	489,406
5.875%	06/15/28	121	122,068
Diamondback Energy, Inc.,
Gtd. Notes
3.500%	12/01/29	774	719,203
6.250%	03/15/33	1,060	1,134,819
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
4.625%	11/02/31	474	400,974
5.375%	06/26/26	372	363,979
5.875%	05/28/45	1,182	926,688
8.625%	01/19/29	1,580	1,684,675
8.875%	01/13/33	372	403,271
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28	550	551,546
Energian Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
5.375%	03/30/28	548	480,356
EOG Resources, Inc.,
Sr. Unsec’d. Notes
3.900%	04/01/35	374	344,237
4.375%	04/15/30	145	144,580
4.950%	04/15/50	190	187,246
EQT Corp.,
Sr. Unsec’d. Notes
3.900%	10/01/27	1,000	957,385
5.000%	01/15/29	177	175,736
6.125%	02/01/25	37	37,125

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Sr. Unsec’d. Notes, 144A
3.125%	05/15/26		30	$28,468
3.625%	05/15/31		350	312,487
Equinor ASA (Norway),
Gtd. Notes
3.625%	04/06/40		1,355	1,159,965
3.700%	04/06/50		385	316,745
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
3.452%	04/15/51		205	161,345
3.482%	03/19/30		590	561,110
4.114%	03/01/46		534	476,269
4.327%	03/19/50		73	66,632
Hess Corp.,
Sr. Unsec’d. Notes
7.300%	08/15/31		1,120	1,293,901
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	02/01/29		103	100,056
6.000%	04/15/30		500	485,094
6.000%	02/01/31		103	99,174
6.250%	04/15/32		625	601,368
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
5.375%	04/24/30		260	257,238
6.375%	10/24/48		350	328,563
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
5.850%	12/15/45		177	174,252
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.400%	04/15/46		448	366,921
4.500%	07/15/44		78	61,287
6.125%	01/01/31		624	649,055
6.450%	09/15/36		877	930,221
6.600%	03/15/46(a)		981	1,060,248
6.625%	09/01/30		1,790	1,905,470
6.950%	07/01/24		307	308,686
7.500%	05/01/31		349	391,506
Ovintiv, Inc.,
Gtd. Notes
7.375%	11/01/31		475	523,408
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes
1.400%	02/09/26		200	185,063
Sr. Unsec’d. Notes, EMTN
3.100%	08/27/30		211	189,241
Petrobras Global Finance BV (Brazil),
Gtd. Notes
6.625%	01/16/34	GBP	424	513,937
Petroleos Mexicanos (Mexico),
Gtd. Notes
6.375%	01/23/45		1,756	1,138,986
6.490%	01/23/27		1,062	990,527
6.500%	03/13/27		174	161,711
6.500%	01/23/29		335	295,009
6.700%	02/16/32		1,485	1,228,838

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
6.840%	01/23/30		523	$448,629
6.875%	10/16/25		251	246,826
Gtd. Notes, EMTN
4.875%	02/21/28	EUR	498	478,385
Gtd. Notes, MTN
6.875%	08/04/26		242	233,869
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.125%	01/15/26		194	180,225
5.100%	03/29/26		455	458,186
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25		270	266,460
Reliance Industries Ltd. (India),
Sr. Unsec’d. Notes, 144A
2.875%	01/12/32(a)		260	222,581
3.625%	01/12/52		890	648,116
Shell International Finance BV (Netherlands),
Gtd. Notes
2.750%	04/06/30		253	230,903
3.000%	11/26/51		2,425	1,723,044
4.375%	05/11/45		792	726,367
4.550%	08/12/43		492	465,039
6.375%	12/15/38		665	764,329
Southwestern Energy Co.,
Gtd. Notes
4.750%	02/01/32(a)		350	324,775
5.375%	02/01/29		30	29,211
5.375%	03/15/30		160	155,919

				58,505,122

Oil & Gas Services — 0.0%
Cameron International Corp.,
Gtd. Notes
5.950%	06/01/41		820	826,659
Halliburton Co.,
Sr. Unsec’d. Notes
7.450%	09/15/39		475	594,260
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.900%	05/17/28		142	137,894

				1,558,813

Packaging & Containers — 0.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Gtd. Notes, 144A
5.250%	08/15/27(a)		430	331,766
Ball Corp.,
Gtd. Notes
3.125%	09/15/31(a)		575	495,521
6.000%	06/15/29		325	331,704
Crown Americas LLC/Crown Americas Capital Corp. VI,
Gtd. Notes
4.750%	02/01/26		250	248,019
Sealed Air Corp.,
Gtd. Notes, 144A
5.125%	12/01/24		355	352,822

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers (cont’d.)
WRKCo, Inc.,
Gtd. Notes
3.750%	03/15/25	245	$240,374

			2,000,206

Pharmaceuticals — 0.9%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26	652	625,297
3.200%	11/21/29	1,134	1,059,536
4.050%	11/21/39	3,575	3,233,144
4.250%	11/21/49	397	354,315
4.500%	05/14/35	777	759,939
4.700%	05/14/45	656	626,129
4.875%	11/14/48	100	97,790
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	02/15/29	159	68,370
5.250%	01/30/30	2,551	1,138,384
5.250%	02/15/31	348	149,640
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.375%	12/15/28	2,090	1,989,452
Bayer US Finance LLC (Germany),
Gtd. Notes, 144A
6.375%	11/21/30	1,875	1,926,020
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.363%	06/06/24	10	9,900
3.734%	12/15/24	103	101,353
4.685%	12/15/44	59	55,258
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.900%	07/26/24	35	34,510
3.400%	07/26/29	517	490,234
Cigna Group (The),
Gtd. Notes
4.125%	11/15/25	204	201,463
4.375%	10/15/28	724	718,298
4.800%	08/15/38	792	767,202
4.900%	12/15/48	224	213,250
Sr. Unsec’d. Notes
3.200%	03/15/40	4,600	3,598,494
CVS Health Corp.,
Sr. Unsec’d. Notes
1.875%	02/28/31	170	139,884
2.125%	09/15/31	663	548,572
2.700%	08/21/40	1,415	1,011,222
3.250%	08/15/29	1,743	1,623,014
3.625%	04/01/27	179	173,544
3.750%	04/01/30	448	422,357
3.875%	07/20/25	427	419,384
4.125%	04/01/40	186	159,983
4.300%	03/25/28	348	342,069
5.050%	03/25/48	517	485,123
5.125%	07/20/45	790	748,719
5.250%	02/21/33	795	812,760

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
5.875%	06/01/53	105	$110,629
CVS Pass-Through Trust,
Pass-Through Certificates
6.036%	12/10/28	193	193,587
6.943%	01/10/30	195	198,698
Jazz Securities DAC,
Sr. Sec’d. Notes, 144A
4.375%	01/15/29	570	528,618
Johnson & Johnson,
Sr. Unsec’d. Notes
3.625%	03/03/37	487	449,271
McKesson Corp.,
Sr. Unsec’d. Notes
5.100%	07/15/33	1,330	1,367,584
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28(a)	305	280,724
Pfizer, Inc.,
Sr. Unsec’d. Notes
1.700%	05/28/30	43	36,631
2.625%	04/01/30	287	258,864
Teva Pharmaceutical Finance Co. LLC (Israel),
Gtd. Notes
6.150%	02/01/36(a)	130	124,569
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
3.150%	10/01/26(a)	2,692	2,488,417
4.100%	10/01/46	2,113	1,415,710
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46	1,313	1,094,970
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40	2,830	2,109,605

			35,762,486

Pipelines — 2.2%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
7.875%	05/15/26	495	507,813
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
2.902%	07/15/31	214	188,614
3.302%	01/15/35	553	471,400
Cheniere Energy Partners LP,
Gtd. Notes
3.250%	01/31/32	1,060	903,394
4.000%	03/01/31	210	191,013
4.500%	10/01/29	825	788,067
Cheniere Energy, Inc.,
Sr. Sec’d. Notes
4.625%	10/15/28	990	966,304
Columbia Pipelines Holding Co. LLC,
Sr. Unsec’d. Notes, 144A
6.042%	08/15/28	720	743,774

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Columbia Pipelines Operating Co. LLC,
Sr. Unsec’d. Notes, 144A
5.927%	08/15/30	2,280	$2,359,342
6.036%	11/15/33	2,000	2,096,674
6.544%	11/15/53	790	868,246
DCP Midstream Operating LP,
Gtd. Notes, 144A
6.450%	11/03/36	210	223,051
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes
4.600%	12/15/44	48	40,957
EIG Pearl Holdings Sarl (Saudi Arabia),
Sr. Sec’d. Notes, 144A
3.545%	08/31/36	1,600	1,390,500
Enbridge, Inc. (Canada),
Gtd. Notes
5.700%	03/08/33	3,090	3,224,426
6.000%	11/15/28	765	802,294
Energy Transfer LP,
Jr. Sub. Notes, Series A, 3 Month LIBOR + 4.028%
9.669%(c)	01/16/24(oo)	150	144,144
Jr. Sub. Notes, Series F
6.750%(ff)	05/15/25(oo)	918	880,168
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	1,535	1,425,017
Jr. Sub. Notes, Series H
6.500%(ff)	11/15/26(oo)	999	949,650
Sr. Unsec’d. Notes
2.900%	05/15/25	3,001	2,910,256
3.750%	05/15/30	201	186,561
4.950%	06/15/28	916	913,850
5.250%	04/15/29	690	695,439
5.300%	04/01/44	78	71,904
5.400%	10/01/47	3,551	3,313,818
6.050%	12/01/26	1,075	1,105,198
6.100%	12/01/28(a)	300	315,836
6.250%	04/15/49	1,325	1,374,338
6.400%	12/01/30	3,225	3,449,937
7.500%	07/01/38	192	222,410
Enterprise Products Operating LLC,
Gtd. Notes
2.800%	01/31/30	546	494,330
3.125%	07/31/29	872	815,530
3.700%	01/31/51	207	165,214
3.950%	01/31/60	361	293,740
4.150%	10/16/28	1,067	1,055,154
4.800%	02/01/49	103	97,714
4.850%	03/15/44	151	145,290
5.375%(ff)	02/15/78	230	206,223
5.950%	02/01/41	335	360,295
7.550%	04/15/38	151	185,049
Gtd. Notes, Series H
6.650%	10/15/34	190	217,534
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A
7.500%	06/01/27	50	51,610
7.500%	06/01/30	50	53,907

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
2.300%	10/01/31	895	$733,983
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
Sr. Sec’d. Notes, 144A
2.940%	09/30/40	345	283,972
Greensaif Pipelines Bidco Sarl (Saudi Arabia),
Sr. Sec’d. Notes, 144A
6.129%	02/23/38	2,490	2,598,159
6.510%	02/23/42	1,715	1,804,502
Kinder Morgan, Inc.,
Gtd. Notes
3.250%	08/01/50	1,278	857,168
4.300%	03/01/28	257	253,946
5.300%	12/01/34	143	142,364
5.550%	06/01/45	242	233,668
Gtd. Notes, GMTN
7.750%	01/15/32	1,297	1,482,557
MPLX LP,
Sr. Unsec’d. Notes
2.650%	08/15/30	1,095	945,902
4.500%	04/15/38	1,189	1,058,670
4.700%	04/15/48	177	152,917
4.800%	02/15/29	357	354,748
4.875%	12/01/24	376	373,654
4.875%	06/01/25	1,097	1,090,351
4.950%	09/01/32	990	969,897
5.200%	03/01/47	3,353	3,117,936
5.500%	02/15/49	163	157,900
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37	708	780,859
ONEOK, Inc.,
Gtd. Notes
3.100%	03/15/30	1,503	1,350,306
4.350%	03/15/29	740	719,030
4.450%	09/01/49	2,142	1,797,565
5.550%	11/01/26	160	162,800
5.800%	11/01/30	260	270,547
6.050%	09/01/33	340	359,863
6.100%	11/15/32	355	377,228
6.625%	09/01/53	710	796,047
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29	335	308,416
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.500%	05/15/30	1,035	1,012,979
Southern Natural Gas Co. LLC,
Sr. Unsec’d. Notes
8.000%	03/01/32	1,047	1,217,151
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
6.000%	12/31/30	654	613,442
7.500%	10/01/25	239	241,651

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Targa Resources Corp.,
Gtd. Notes
5.200%	07/01/27	2,095	$2,106,206
6.125%	03/15/33	520	548,428
6.150%	03/01/29	520	544,418
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.000%	01/15/32	2,580	2,350,990
4.875%	02/01/31(a)	704	683,509
6.500%	07/15/27	231	234,606
6.875%	01/15/29	567	585,613
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
3.250%	05/15/30	490	444,849
3.950%	05/15/50	540	437,284
4.000%	03/15/28	1,200	1,163,681
7.850%	02/01/26	1,301	1,363,955
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29	65	58,536
3.875%	11/01/33	440	373,333
4.125%	08/15/31	40	35,342
Western Midstream Operating LP,
Sr. Unsec’d. Notes
3.100%(cc)	02/01/25(a)	727	708,178
4.050%(cc)	02/01/30	2,979	2,789,698
4.500%	03/01/28	176	170,410
5.250%(cc)	02/01/50	441	393,906
5.300%	03/01/48	130	113,738
5.450%	04/01/44	398	360,723
5.500%	08/15/48	91	80,950
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
2.600%	03/15/31	955	817,582
3.750%	06/15/27	11	10,604
4.650%	08/15/32	1,255	1,226,307
4.850%	03/01/48	239	217,438
4.900%	01/15/45	390	355,037
5.100%	09/15/45	353	332,733
5.300%	08/15/52	60	58,238
5.400%	03/04/44	417	406,454
5.650%	03/15/33(a)	1,085	1,134,367
7.750%	06/15/31	643	716,658
8.750%	03/15/32	103	124,966
Sr. Unsec’d. Notes, Series A
7.500%	01/15/31	833	939,389

			86,374,289

Real Estate Investment Trusts (REITs) — 0.8%
American Tower Corp.,
Sr. Unsec’d. Notes
3.650%	03/15/27	1,365	1,313,577
3.800%	08/15/29	1,520	1,442,849
5.800%	11/15/28	1,120	1,165,706
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
4.050%	07/01/30	5,683	5,333,573

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Corporate Office Properties LP,
Gtd. Notes
2.900%	12/01/33		955	$750,545
Crown Castle, Inc.,
Sr. Unsec’d. Notes
3.100%	11/15/29		943	844,839
3.800%	02/15/28		1,012	963,095
4.800%	09/01/28(a)		2,900	2,863,475
5.600%	06/01/29		850	869,828
Equinix, Inc.,
Sr. Unsec’d. Notes
3.200%	11/18/29		1,695	1,559,000
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
3.250%	01/15/32		1,745	1,477,744
4.000%	01/15/31		745	671,233
5.250%	06/01/25		17	16,953
5.300%	01/15/29		230	229,081
5.375%	04/15/26		127	126,425
Kimco Realty OP LLC,
Gtd. Notes
2.700%	10/01/30(a)		2,013	1,745,658
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.325%	03/24/25(a)	EUR	624	621,425
5.000%	10/15/27(a)		18	14,767
Sun Communities Operating LP,
Gtd. Notes
2.300%	11/01/28		1,850	1,623,081
2.700%	07/15/31		1,359	1,133,079
VICI Properties LP,
Sr. Unsec’d. Notes
4.950%	02/15/30		710	689,026
5.125%	05/15/32		1,695	1,653,512
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.500%	02/15/25(a)		1,500	1,460,812
4.500%	09/01/26		1,803	1,748,571
5.750%	02/01/27		351	352,755
WEA Finance LLC/Westfield UK & Europe Finance PLC (France),
Gtd. Notes, 144A
3.750%	09/17/24		780	765,537
Welltower OP LLC,
Gtd. Notes
3.100%	01/15/30		2,091	1,887,571

				33,323,717

Retail — 0.3%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.875%	01/15/28		366	346,840
AutoZone, Inc.,
Sr. Unsec’d. Notes
6.550%	11/01/33		1,530	1,699,837
Bayer Corp.,
Sr. Unsec’d. Notes, 144A
6.650%	02/15/28		595	624,108

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Costco Wholesale Corp.,
Sr. Unsec’d. Notes
1.375%	06/20/27	1,072	$973,422
Falabella SA (Chile),
Sr. Unsec’d. Notes, 144A
3.375%	01/15/32	1,475	1,097,953
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.500%	04/15/27	244	230,217
2.700%	04/15/30	361	330,232
3.300%	04/15/40	414	343,159
3.350%	04/15/50	623	484,351
3.900%	12/06/28	73	71,954
3.900%	06/15/47	69	59,336
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
4.500%	04/15/30	169	168,176
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
1.450%	09/01/25	97	91,868
3.500%	07/01/27	327	317,855
3.600%	07/01/30	337	319,839
3.625%	09/01/49	73	58,669
3.700%	01/30/26	259	254,719
4.200%	04/01/50	619	550,024
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
4.700%	06/15/32(a)	1,850	1,830,722
Walmart, Inc.,
Sr. Unsec’d. Notes
1.500%	09/22/28	398	355,725

			10,209,006

Semiconductors — 0.3%
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35	1,100	903,416
Intel Corp.,
Sr. Unsec’d. Notes
1.600%	08/12/28	513	453,858
3.200%	08/12/61	176	121,696
3.734%	12/08/47	104	84,782
4.750%	03/25/50	251	237,880
5.050%	08/05/62	550	543,689
5.125%	02/10/30	300	311,342
5.625%	02/10/43	330	353,540
5.700%	02/10/53	195	211,022
5.900%	02/10/63	235	261,862
Marvell Technology, Inc.,
Sr. Unsec’d. Notes
5.950%	09/15/33	475	504,203
Micron Technology, Inc.,
Sr. Unsec’d. Notes
5.875%	02/09/33	180	187,832
NVIDIA Corp.,
Sr. Unsec’d. Notes
3.500%	04/01/40	685	594,674

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors (cont’d.)
3.500%	04/01/50	286	$238,970
3.700%	04/01/60	366	307,321
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes
2.500%	05/11/31(a)	468	396,513
2.700%	05/01/25	390	375,827
4.300%	06/18/29	990	960,122
4.400%	06/01/27(a)	3,335	3,292,779
Qorvo, Inc.,
Gtd. Notes
1.750%	12/15/24	3,290	3,154,860
Texas Instruments, Inc.,
Sr. Unsec’d. Notes
1.750%	05/04/30	250	216,154

			13,712,342

Software — 0.3%
Microsoft Corp.,
Sr. Unsec’d. Notes
2.525%	06/01/50	8	5,472
2.921%	03/17/52	140	103,134
3.450%	08/08/36	31	28,508
Oracle Corp.,
Sr. Unsec’d. Notes
1.650%	03/25/26	890	829,860
2.875%	03/25/31	671	594,222
2.950%	04/01/30	710	640,809
3.600%	04/01/40	859	686,963
4.100%	03/25/61	2,864	2,188,466
4.300%	07/08/34	2,041	1,905,847
4.650%	05/06/30	310	308,468
4.900%	02/06/33	1,100	1,094,799
6.150%	11/09/29	1,605	1,725,266

			10,111,814

Telecommunications — 1.0%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
8.125%	02/01/27	530	487,600
AT&T, Inc.,
Sr. Unsec’d. Notes
2.250%	02/01/32	100	82,740
2.300%	06/01/27	766	711,349
2.550%	12/01/33	251	204,779
3.500%	06/01/41	4,242	3,371,404
3.500%	09/15/53	3,708	2,697,877
3.550%	09/15/55	397	286,228
3.650%	09/15/59	894	642,093
3.800%	12/01/57	692	515,088
4.350%	06/15/45	214	185,146
4.500%	05/15/35	115	109,079
5.350%	09/01/40	230	227,151
5.539%	02/20/26	3,055	3,057,162
5.550%	08/15/41	221	224,755
Rogers Communications, Inc. (Canada),
Gtd. Notes
3.800%	03/15/32(a)	1,130	1,036,837

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Sprint LLC,
Gtd. Notes
7.625%	02/15/25	275	$279,872
7.625%	03/01/26(a)	105	109,661
Telefonica Emisiones SA (Spain),
Gtd. Notes
4.895%	03/06/48	275	242,256
5.213%	03/08/47	170	156,783
T-Mobile USA, Inc.,
Gtd. Notes
2.250%	02/15/26	200	189,601
2.550%	02/15/31	293	252,229
2.625%	02/15/29	1,246	1,122,345
2.875%	02/15/31	453	398,935
3.000%	02/15/41	35	26,236
3.375%	04/15/29	430	399,502
3.500%	04/15/25	350	342,760
3.500%	04/15/31(a)	420	384,175
3.750%	04/15/27	121	117,418
3.875%	04/15/30	5,745	5,454,239
5.050%	07/15/33	925	932,983
5.750%	01/15/34	1,055	1,119,610
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.750%	01/20/31	2,255	1,855,871
2.100%	03/22/28	305	275,732
2.355%	03/15/32	4,777	3,976,780
2.550%	03/21/31(a)	1,084	934,860
2.850%	09/03/41	123	91,040
3.150%	03/22/30	1,433	1,310,832
3.400%	03/22/41	200	159,659
3.850%	11/01/42	269	226,061
3.875%	02/08/29	176	170,670
4.016%	12/03/29	398	385,073
4.125%	03/16/27	213	209,970
4.329%	09/21/28	459	454,291
4.400%	11/01/34	165	158,902
4.500%	08/10/33	934	911,376
5.250%	03/16/37	951	990,118
5.500%	03/16/47	97	101,870
Vmed O2 UK Financing I PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
4.750%	07/15/31	630	560,965

			38,141,963

Textiles — 0.0%
Prime Bloom Holdings Ltd. (China),
Gtd. Notes
6.950%	07/05/24	200	1,576

Transportation — 0.0%
GN Bondco LLC,
Sr. Sec’d. Notes, 144A
9.500%	10/15/31	425	414,423
Indian Railway Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN
3.570%	01/21/32(a)	265	237,183

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation (cont’d.)
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes
5.875%	07/05/34	267	$262,791
Union Pacific Corp.,
Sr. Unsec’d. Notes
2.150%	02/05/27	124	115,896
2.891%	04/06/36	121	101,742
3.750%	02/05/70	827	643,654

			1,775,689

Trucking & Leasing — 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
4.400%	07/01/27	4,965	4,839,787
5.750%	05/24/26	725	730,493
6.050%	08/01/28	550	569,982
6.200%	06/15/30	605	634,675

			6,774,937

TOTAL CORPORATE BONDS (cost $1,290,062,051)			1,228,472,118

FLOATING RATE AND OTHER LOANS — 0.6%
Airlines — 0.1%
Air Canada (Canada),
Term Loan, 3 Month SOFR + 3.762%
8.878%(c)	08/11/28	818	818,718
Delta Air Lines, Inc.,
Initial Term Loan, 3 Month SOFR + 3.750%
9.093%(c)	10/20/27	480	491,133
United Airlines, Inc.,
Class B Term Loan, 1 Month SOFR + 3.864%
9.148%(c)	04/21/28	569	570,577

			1,880,428

Auto Parts & Equipment — 0.0%
Power Solutions,
2023 Term Loan, 1 Month SOFR + 3.750%
9.193%(c)	05/06/30	229	229,597

Beverages — 0.0%
Triton Water Holdings, Inc.,
First Lien Initial Term Loan, 3 Month SOFR + 3.512%
8.843%(c)	03/31/28	312	308,592

Building Materials — 0.0%
Quikrete Holdings, Inc.,
Term B-1, 1 Month SOFR + 2.864%
8.207%(c)	03/18/29	368	368,616

Commercial Services — 0.0%
API Group DE, Inc.,
(2026) Term Loan
—%(p)	10/01/26	212	211,848
Garda World Security Corp. (Canada),
Term B-2 Loan, 3 Month SOFR + 4.350%
9.582%(c)	10/30/26	237	236,963

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (continued)
Commercial Services (cont’d.)
GTCR W Merger Sub LLC,
Term Loan
—%(p)	09/20/30	1,170		$1,172,352

				1,621,163

Computers — 0.0%
Magenta Buyer LLC,
First Lien Initial Term Loan, 3 Month SOFR + 5.262%
10.645%(c)	07/27/28	—	(r)	71
Peraton Corp.,
First Lien Term B Loan, 1 Month SOFR + 3.850%
9.093%(c)	02/01/28	1,004		1,004,871

				1,004,942

Diversified Financial Services — 0.1%
Citadel Securities LP,
Term B Loan, 1 Month SOFR + 2.614%
7.963%(c)	07/29/30	60		59,817
Deerfield Dakota Holding LLC,
First Lien Initial Dollar Term Loan, 3 Month SOFR + 3.750%
9.157%(c)	04/09/27	502		497,377
Focus Financial Partners LLC,
Tranche B-5 Term Loan, 1 Month SOFR + 3.250%
8.598%(c)	06/30/28	356		355,846
Setanta Aircraft Leasing DAC (Ireland),
Term Loan, 3 Month LIBOR + 2.262%
7.380%(c)	11/05/28	730		731,825
VFH Parent LLC,
Initial Term Loan, 1 Month SOFR + 3.100%
8.423%(c)	01/13/29	748		748,834

				2,393,699

Engineering & Construction — 0.1%
Brown Group Holding LLC,
Initial Term Loan, 1 Month SOFR + 2.850%
8.093%(c)	06/07/28	1,464		1,463,749
KKR Apple Bidco LLC,
Initial Term Loan, 1 Month SOFR + 2.864%
8.093%(c)	09/22/28	386		385,216

				1,848,965

Entertainment — 0.1%
Caesars Entertainment, Inc.,
Term B Loan, 1 Month SOFR + 3.350%
8.693%(c)	02/06/30	60		59,656
Flutter Financing BV (Ireland),
Term B Loan
—%(p)	11/25/30	830		830,691
PCI Gaming Authority,
Term B Facility Loan, 1 Month SOFR + 2.614%
7.847%(c)	05/29/26	945		947,072
UFC Holdings LLC,
Term B-3 Loan, 3 Month SOFR + 3.012%
8.216%(c)	04/29/26	273		273,550

				2,110,969

Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (continued)
Healthcare-Products — 0.0%
Mozart Borrower LP,
Initial Dollar Term Loan, 1 Month SOFR + 3.114%
8.591%(c)	10/23/28	181	$181,674

Healthcare-Services — 0.0%
Phoenix Guarantor, Inc.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.364%
8.593%(c)	03/05/26	755	754,331
Tranche B-3 Term Loan, 1 Month SOFR + 3.614%
8.831%(c)	03/05/26	167	166,683

			921,014

Holding Companies-Diversified — 0.0%
First Eagle Holdings, Inc.,
2018 Refinancing Term Loan B, 3 Month SOFR + 2.600%
7.883%(c)	02/01/27	298	296,899

Insurance — 0.1%
AmWINS Group, Inc.,
February 2023 Incremental Term Loan, 1 Month SOFR + 2.864%
8.180%(c)	02/19/28	109	109,075
Term Loan, 1 Month SOFR + 2.364%
7.582%(c)	02/19/28	340	340,264
Asurion LLC,
New B-08 Term Loan, 1 Month SOFR + 3.364%
8.593%(c)	12/23/26	516	514,411
New B-09 Term Loan, 1 Month SOFR + 3.364%
8.720%(c)	07/31/27	462	457,984
New B-11 Term Loan, 1 Month SOFR + 4.350%
9.680%(c)	08/21/28	782	778,274

			2,200,008

Internet — 0.0%
NortonLifeLock, Inc.,
Tranche B Term Loan, 1 Month SOFR + 2.100%
7.422%(c)	09/12/29	837	836,670

Leisure Time — 0.0%
Alterra Mountain Co.,
2028 Term Loan B, 1 Month SOFR + 3.614%
8.832%(c)	08/17/28	511	511,267

Machinery-Diversified — 0.0%
Ali Group North America Corp.,
Initial Tranche B Term Loan, 1 Month SOFR + 2.114%
7.343%(c)	07/30/29	336	336,849

Media — 0.0%
Charter Communications Operating LLC,
Term B-4 Loan
—%(p)	12/07/30	417	415,002
Nexstar Broadcasting, Inc.,
Term B-4 Loan, 1 Month SOFR + 2.614%
7.947%(c)	09/18/26	10	9,890

			424,892

Pharmaceuticals — 0.0%
Gainwell Acquisition Corp.,
Term B Loan, 3 Month SOFR + 4.100%
9.396%(c)	10/01/27	968	939,135

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (continued)
Retail — 0.0%
Harbor Freight Tools USA, Inc.,
2021 Refinancing Loan, 1 Month SOFR + 2.864%
8.093%(c)	10/19/27	396	$395,063

Software — 0.1%
athenahealth, Inc.,
Initial Term Loan, 1 Month SOFR + 3.250%
8.830%(c)	02/15/29	1,025	1,020,298
Cloudera, Inc.,
Term Loan, 1 Month SOFR + 3.850%
9.093%(c)	10/08/28	272	268,978
Dcert Buyer, Inc.,
First Lien Initial Term Loan, 1 Month SOFR + 4.000%
9.331%(c)	10/16/26	1,010	999,395
Interface Security Systems, LLC,
Term Loan
—%(p)	08/07/24^	1,008	755,635

			3,044,306

Transportation — 0.0%
Genesee & Wyoming, Inc.,
Initial Term Loan, 3 Month SOFR + 2.100%
7.396%(c)	12/30/26	684	684,768

TOTAL FLOATING RATE AND OTHER LOANS (cost $22,728,567)			22,539,516

MUNICIPAL BONDS — 0.6%
Alabama — 0.0%
Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B
4.263%	09/15/32	135	129,976

Arizona — 0.0%
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds, BABs
4.839%	01/01/41	515	509,527

California — 0.2%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49	1,015	1,182,442
Revenue Bonds, BABs, Series S1
7.043%	04/01/50	950	1,202,849
Los Angeles Department of Water & Power, Power System Revenue,
Revenue Bonds, BABs
5.716%	07/01/39	310	332,197
Los Angeles Department of Water & Power, Water System Revenue,
Taxable, Revenue Bonds, BABs, Series C
6.008%	07/01/39	1,015	1,092,719
Los Angeles Unified School District,
General Obligation Unlimited, Taxable, BABs
5.750%	07/01/34	405	431,325
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39	970	1,176,845
University of California,
Taxable, Revenue Bonds, Series AQ
4.767%	05/15/2115	119	108,180

			5,526,557

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Illinois — 0.0%
State of Illinois,
General Obligation Unlimited, Taxable
5.100%	06/01/33	1,235	$1,221,264

Maryland — 0.0%
Maryland State Transportation Authority,
Revenue Bonds, BABs
5.888%	07/01/43	455	493,710

Massachusetts — 0.1%
Commonwealth of Massachusetts,
Taxable, Revenue Bonds, Series B
4.110%	07/15/31	2,192	2,133,589

Missouri — 0.0%
Curators of the University of Missouri (The),
Revenue Bonds, BABs
5.792%	11/01/41	85	94,430

New Jersey — 0.0%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A
7.102%	01/01/41	366	445,537
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	438	547,695
Rutgers The State University of New Jersey,
Taxable, Revenue Bonds, BABs, Series H
5.665%	05/01/40	400	426,183

			1,419,415

New York — 0.1%
New York City Municipal Water Finance Authority,
Taxable, Revenue Bonds, BABs
5.882%	06/15/44	530	590,167
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36	255	265,803
New York State Dormitory Authority,
Taxable, Revenue Bonds, BABs, Series H
5.389%	03/15/40	100	103,886
New York Transportation Development Corp.,
Taxable, Revenue Bonds
4.248%	09/01/35	2,705	2,636,365
Port Authority of New York & New Jersey,
Consolidated, Taxable, Revenue Bonds, Series 165
5.647%	11/01/40	185	199,172
Consolidated, Taxable, Revenue Bonds, Series 174
4.458%	10/01/62	400	364,639
Consolidated, Taxable, Revenue Bonds, Series 181
4.960%	08/01/46	515	511,270

			4,671,302

Ohio — 0.0%
Ohio State University (The),
Taxable, Revenue Bonds, Series A
4.800%	06/01/2111	865	823,579

Pennsylvania — 0.0%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs
6.105%	12/01/39	103	116,581

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Pennsylvania (cont’d.)
Revenue Bonds, BABs, Series B
5.511%	12/01/45	270	$287,761

			404,342

Texas — 0.1%
City of San Antonio Electric & Gas Systems Revenue,
Revenue Bonds, BABs
5.808%	02/01/41	305	331,426
Taxable, Revenue Bonds
4.427%	02/01/42	265	251,610
Dallas Fort Worth International Airport,
Taxable, Revenue Bonds, Series A
4.507%	11/01/51	980	913,570
State of Texas,
General Obligation Unlimited, Taxable, BABs
5.517%	04/01/39	400	430,321
Texas Natural Gas Securitization Fin. Corp. Rev.,
Taxable, Revenue Bonds, Series 2023-01, Class A1
5.102%	04/01/35	2,445	2,493,633

			4,420,560

Virginia — 0.1%
University of Virginia,
Taxable, Revenue Bonds, Series A
3.227%	09/01/2119	2,915	1,863,413

TOTAL MUNICIPAL BONDS (cost $26,272,398)			23,711,664

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 5.9%
Ajax Mortgage Loan Trust,
Series 2021-E, Class M1, 144A
2.940%(cc)	12/25/60	146	120,234
Angel Oak Mortgage Trust,
Series 2020-02, Class A1A, 144A
2.531%(cc)	01/26/65	3,374	3,108,311
Series 2020-06, Class A1, 144A
1.261%(cc)	05/25/65	2,512	2,175,142
Series 2022-01, Class A1, 144A
2.881%	12/25/66	2,021	1,804,115
Bear Stearns ALT-A Trust,
Series 2004-11, Class 1M1, 1 Month SOFR + 1.014% (Cap 11.500%, Floor 0.900%)
6.370%(c)	11/25/34	1,640	1,602,669
BRAVO Residential Funding Trust,
Series 2022-NQM02, Class A1, 144A
4.272%(cc)	11/25/61	965	967,692
Series 2023-RPL01, Class A1, 144A
5.000%(cc)	05/25/63	3,353	3,305,503
Chase Home Lending Mortgage Trust,
Series 2023-RPL01, Class A1, 144A
3.500%(cc)	06/25/62	1,551	1,398,432
CIM Trust,
Series 2022-R03, Class A1, 144A
4.500%(cc)	03/25/62	4,056	3,901,576
Citigroup Mortgage Loan Trust,
Series 2011-12, Class 3A2, 144A
4.430%(cc)	09/25/47	133	116,986

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2022-A, Class A1, 144A
6.170%	09/25/62	633	$635,432
COLT Mortgage Loan Trust,
Series 2021-02, Class A1, 144A
0.924%(cc)	08/25/66	4,025	3,219,508
Series 2021-03, Class A1, 144A
0.956%(cc)	09/27/66	5,545	4,400,476
Series 2021-04, Class A1, 144A
1.397%(cc)	10/25/66	3,966	3,172,846
Series 2021-05, Class A1, 144A
1.726%(cc)	11/26/66	3,915	3,316,590
Series 2022-04, Class A1, 144A
4.301%(cc)	03/25/67	668	645,557
Series 2022-05, Class A1, 144A
4.550%(cc)	04/25/67	3,770	3,694,982
Connecticut Avenue Securities Trust,
Series 2022-R08, Class 1M1, 144A, 30 Day Average SOFR + 2.550% (Cap N/A, Floor 2.550%)
7.887%(c)	07/25/42	517	529,927
Series 2023-R03, Class 2M1, 144A, 30 Day Average SOFR + 2.500% (Cap N/A, Floor 0.000%)
7.837%(c)	04/25/43	1,024	1,040,012
Series 2023-R04, Class 1M1, 144A, 30 Day Average SOFR + 2.300% (Cap N/A, Floor 0.000%)
7.637%(c)	05/25/43	723	738,670
Series 2023-R05, Class 1M1, 144A, 30 Day Average SOFR + 1.900% (Cap N/A, Floor 1.900%)
7.237%(c)	06/25/43	2,064	2,078,872
Series 2023-R06, Class 1M1, 144A, 30 Day Average SOFR + 1.700% (Cap N/A, Floor 0.000%)
7.037%(c)	07/25/43	957	960,449
Series 2023-R08, Class 1M1, 144A, 30 Day Average SOFR + 1.500% (Cap N/A, Floor 0.000%)
6.837%(c)	10/25/43	1,247	1,249,416
Credit Suisse Mortgage Trust,
Series 2018-J01, Class A2, 144A
3.500%(cc)	02/25/48	2,877	2,543,407
Series 2020-RPL05, Class A1, 144A
4.641%(cc)	08/25/60	156	157,856
Series 2021-AFC1, Class A1, 144A
0.830%(cc)	03/25/56	2,160	1,691,242
Series 2021-NQM01, Class A1, 144A
0.809%(cc)	05/25/65	1,979	1,687,603
Series 2021-NQM03, Class A1, 144A
1.015%(cc)	04/25/66	832	692,728
Series 2022-07R, Class A1, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)
8.830%(c)	10/25/66	1,160	1,129,381
Series 2022-RPL04, Class A1, 144A
3.904%(cc)	04/25/62	965	904,586
Deephaven Residential Mortgage Trust,
Series 2021-02, Class A1, 144A
0.899%(cc)	04/25/66	5,924	5,058,148
Series 2021-03, Class A1, 144A
1.194%(cc)	08/25/66	5,107	4,339,625

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust,
Series 2006-PR01, Class 5AS4, IO, 144A
2.569%(cc)	04/15/36	15,740	$1,877,293
Eagle Re Ltd.,
Series 2021-01, Class M1C, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)
8.037%(c)	10/25/33	324	325,686
Fannie Mae Interest Strips,
Series 409, Class C01, IO
3.000%	11/25/26	242	6,184
Series 409, Class C02, IO
3.000%	04/25/27	325	10,312
Series 409, Class C13, IO
3.500%	11/25/41	311	46,984
Series 409, Class C22, IO
4.500%	11/25/39	274	50,482
Series 426, Class C38, IO
2.000%	03/25/52	3,797	476,848
Series 427, Class C21, IO
2.000%	03/25/50	830	98,937
Series 429, Class C3, IO
2.500%	09/25/52	2,392	365,532
Series 437, Class C8, IO
2.500%	06/25/52	3,233	483,606
Fannie Mae REMIC,
Series 2004-038, Class FK, 30 Day Average SOFR + 0.464% (Cap 8.000%, Floor 0.350%)
5.802%(c)	05/25/34	81	81,128
Series 2010-027, Class AS, IO, 30 Day Average SOFR x (1) + 6.366% (Cap 6.480%, Floor 0.000%)
1.028%(c)	04/25/40	230	26,899
Series 2011-098, Class ZL
3.500%	10/25/41	1,845	1,714,920
Series 2011-099, Class KS, IO, 30 Day Average SOFR x (1) + 6.586% (Cap 6.700%, Floor 0.000%)
1.248%(c)	10/25/26	144	2,988
Series 2011-142, Class PE
3.500%	01/25/42	1,822	1,677,189
Series 2012-028, Class B
6.500%	06/25/39	12	11,771
Series 2012-046, Class BA
6.000%	05/25/42	199	209,062
Series 2012-051, Class B
7.000%	05/25/42	77	84,145
Series 2012-074, Class OA, PO
0.289%(s)	03/25/42	34	30,331
Series 2012-074, Class SA, IO, 30 Day Average SOFR x (1) + 6.536% (Cap 6.650%, Floor 0.000%)
1.198%(c)	03/25/42	220	14,870
Series 2012-075, Class AO, PO
0.289%(s)	03/25/42	50	45,347
Series 2012-075, Class NS, IO, 30 Day Average SOFR x (1) + 6.486% (Cap 6.600%, Floor 0.000%)
1.148%(c)	07/25/42	24	2,961
Series 2012-118, Class VZ
3.000%	11/25/42	387	351,360

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2012-120, Class ZB
3.500%	11/25/42	2,201	$2,037,862
Series 2012-133, Class CS, IO, 30 Day Average SOFR x (1) + 6.036% (Cap 6.150%, Floor 0.000%)
0.698%(c)	12/25/42	135	15,870
Series 2012-134, Class MS, IO, 30 Day Average SOFR x (1) + 6.036% (Cap 6.150%, Floor 0.000%)
0.698%(c)	12/25/42	136	17,708
Series 2013-009, Class BC
6.500%	07/25/42	266	284,345
Series 2013-009, Class CB
5.500%	04/25/42	727	745,739
Series 2013-015, Class ZV
3.000%	03/25/43	1,629	1,448,381
Series 2013-026, Class HI, IO
3.000%	04/25/32	45	1,575
Series 2013-036, Class Z
3.000%	04/25/43	1,605	1,452,352
Series 2013-045, Class LZ
3.000%	05/25/43	1,817	1,639,553
Series 2013-126, Class CS, IO, 30 Day Average SOFR x (1) + 6.036% (Cap 6.150%, Floor 0.000%)
0.698%(c)	09/25/41	610	43,917
Series 2014-59, Class ZA
3.000%	09/25/44	1,422	1,272,391
Series 2014-70, Class VZ
3.000%	11/25/44	1,994	1,797,867
Series 2014-95, Class ZC
3.000%	01/25/45	1,767	1,560,269
Series 2015-055, Class IO, IO
0.000%(cc)	08/25/55	550	26,332
Series 2015-056, Class AS, IO, 30 Day Average SOFR x (1) + 6.036% (Cap 6.150%, Floor 0.000%)
0.698%(c)	08/25/45	186	24,859
Series 2015-65, Class CZ
3.500%	09/25/45	268	233,389
Series 2016-03, Class IN, IO
6.000%	02/25/46	1,924	316,000
Series 2016-03, Class MI, IO
5.500%	02/25/46	2,468	375,341
Series 2016-43, Class GZ
3.000%	07/25/46	1,674	1,435,057
Series 2017-22, Class BZ
3.500%	04/25/47	2,300	2,091,213
Series 2020-24, Class SP, IO, 30 Day Average SOFR x (1) + 5.936% (Cap 6.050%, Floor 0.000%)
0.598%(c)	04/25/50	518	70,713
Series 2020-35, Class AI, IO
3.000%	06/25/50	3,364	538,048
Series 2020-47, Class GZ
2.000%	07/25/50	769	469,429
Series 2020-56, Class AQ
2.000%	08/25/50	800	631,266
Series 2020-57, Class TA
2.000%	04/25/50	885	770,410
Series 2020-62, Class AI, IO
2.500%	09/25/50	702	110,997

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-64, Class AI, IO
5.000%	09/25/50	2,404	$421,968
Series 2020-74, Class HI, IO
5.500%	10/25/50	2,480	440,372
Series 2020-85, Class PI, IO
3.000%	12/25/50	3,409	548,515
Series 2020-96, Class IN, IO
3.000%	01/25/51	1,089	180,427
Series 2020-97, Class EI, IO
2.000%	01/25/51	3,541	457,238
Series 2021-03, Class NI, IO
2.500%	02/25/51	3,752	544,502
Series 2021-03, Class TI, IO
2.500%	02/25/51	3,040	488,678
Series 2021-28, Class LB
2.000%	04/25/51	376	311,414
Series 2021-43, Class IO, IO
2.500%	06/25/51	1,469	215,025
Series 2021-52, Class CI, IO
2.500%	12/25/47	844	112,783
Series 2021-65, Class JA
2.000%	01/25/46	292	257,346
Series 2022-03, Class PI, IO
3.000%	01/25/52	3,194	454,574
Series 2022-86, Class IO, IO
2.500%	05/25/50	753	103,815
Series 2023-02, Class CI, IO
2.000%	10/25/50	1,886	229,925
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
9.337%(c)	11/25/50	435	471,571
Series 2022-HQA02, Class M1A, 144A, 30 Day Average SOFR + 2.650% (Cap N/A, Floor 0.000%)
7.987%(c)	07/25/42	296	302,980
Series 2023-HQA02, Class M1A, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)
7.337%(c)	06/25/43	1,207	1,214,653
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA04, Class B1, 144A, 30 Day Average SOFR + 6.114% (Cap N/A, Floor 0.000%)
11.452%(c)	08/25/50	290	326,661
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)
10.137%(c)	10/25/50	364	407,718
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
8.137%(c)	10/25/50	71	71,582
Series 2020-HQA04, Class B1, 144A, 30 Day Average SOFR + 5.364% (Cap N/A, Floor 0.000%)
10.702%(c)	09/25/50	150	163,159
Series 2021-DNA01, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)
7.137%(c)	01/25/51	1,364	1,372,045
Series 2021-DNA03, Class B1, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)
8.837%(c)	10/25/33	577	600,821

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2022-DNA03, Class B1, 144A, 30 Day Average SOFR + 5.650% (Cap N/A, Floor 0.000%)
10.987%(c)	04/25/42	1,010	$1,070,178
Series 2022-DNA03, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 0.000%)
8.237%(c)	04/25/42	1,650	1,694,188
Series 2022-DNA06, Class M1A, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 0.000%)
7.487%(c)	09/25/42	1,448	1,461,629
Series 2023-HQA03, Class A1, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 0.000%)
7.187%(c)	11/25/43	516	519,620
Freddie Mac Reference REMIC,
Series R007, Class ZA
6.000%	05/15/36	359	376,635
Freddie Mac REMIC,
Series 2957, Class ZA
5.000%	03/15/35	735	741,656
Series 3242, Class SC, IO, 30 Day Average SOFR x (1) + 6.176% (Cap 6.290%, Floor 0.000%)
0.837%(c)	11/15/36	153	15,161
Series 3368, Class AI, IO, 30 Day Average SOFR x (1) + 5.916% (Cap 6.030%, Floor 0.000%)
0.577%(c)	09/15/37	264	23,589
Series 3621, Class SB, IO, 30 Day Average SOFR x (1) + 6.116% (Cap 6.230%, Floor 0.000%)
0.777%(c)	01/15/40	73	7,677
Series 3639, Class EY
5.000%	02/15/30	215	216,316
Series 3947, Class SG, IO, 30 Day Average SOFR x (1) + 5.836% (Cap 5.950%, Floor 0.000%)
0.497%(c)	10/15/41	521	52,451
Series 3967, Class ZP
4.000%	09/15/41	1,179	1,129,213
Series 4054, Class SA, IO, 30 Day Average SOFR x (1) + 5.936% (Cap 6.050%, Floor 0.000%)
0.597%(c)	08/15/39	235	20,944
Series 4119, Class IN, IO
3.500%	10/15/32	237	21,556
Series 4146, Class DI, IO
3.000%	12/15/31	702	30,887
Series 4194, Class BI, IO
3.500%	04/15/43	298	47,108
Series 4199, Class BZ
3.500%	05/15/43	1,252	1,138,044
Series 4210, Class Z
3.000%	05/15/43	503	411,209
Series 4239, Class IO, IO
3.500%	06/15/27	397	11,747
Series 4357, Class MZ
3.000%	10/15/42	1,791	1,593,556
Series 4415, Class IO, IO
0.000%(cc)	04/15/41	394	20,633
Series 4430, Class NZ
3.000%	01/15/45	3,906	3,407,970
Series 4447, Class Z
3.000%	03/15/45	2,030	1,794,081

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 4504, Class DZ
3.500%	08/15/45	2,941	$2,719,206
Series 4518, Class CZ
3.500%	10/15/45	432	394,176
Series 4533, Class CI, IO
5.500%	04/15/40	1,281	234,700
Series 4640, Class CZ
3.500%	12/15/46	1,526	1,377,258
Series 4813, Class CJ
3.000%	08/15/48	213	188,802
Series 4991, Class QV
2.000%	09/25/45	186	154,315
Series 5010, Class IK, IO
2.500%	09/25/50	690	103,528
Series 5018, Class MI, IO
2.000%	10/25/50	1,111	145,785
Series 5021, Class SB, IO, 30 Day Average SOFR x (1) + 3.550% (Cap 3.550%, Floor 0.000%)
0.000%(c)	10/25/50	1,832	80,670
Series 5040, Class IB, IO
2.500%	11/25/50	448	64,480
Series 5071, Class IH, IO
2.500%	02/25/51	654	85,548
Series 5083, Class AI, IO
2.500%	03/25/51	2,473	347,986
Series 5085, Class NI, IO
2.000%	03/25/51	2,854	347,594
Series 5092, Class AP
2.000%	04/25/41	312	270,283
Series 5161, Class IO, IO
2.000%	03/25/51	798	107,491
Series 5169, Class IO, IO
3.000%	09/25/51	2,850	458,902
Series 5170, Class DP
2.000%	07/25/50	2,652	2,262,346
Series 5201, Class PA
2.500%	03/25/52	1,971	1,747,691
Series 5202, Class IN, IO
3.000%	01/25/47	734	95,030
Series 5222, Class SA, IO, 30 Day Average SOFR x (1) + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	05/25/52	516	15,928
Series 5224, Class HL
4.000%	04/25/52	200	182,981
Series 5230, Class PE
2.000%	12/25/51	100	79,632
Series 5269, Class AD
2.000%	01/25/55	7,581	5,965,548
Freddie Mac Strips,
Series 283, Class IO, IO
3.500%	10/15/27	144	5,032
Series 375, Class C1, IO
2.500%	01/25/51	3,644	526,836
Series 386, Class C14, IO
2.500%	03/15/52	2,996	422,150
Series 389, Class C1, IO
1.500%	05/15/37	8,873	515,374

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 389, Class C35, IO
2.000%	06/15/52	3,876	$476,503
Government National Mortgage Assoc.,
Series 2010-042, Class BS, IO, 1 Month SOFR x (1) + 6.366% (Cap 6.480%, Floor 0.000%)
1.008%(c)	04/20/40	54	6,390
Series 2010-085, Class HS, IO, 1 Month SOFR x (1) + 6.536% (Cap 6.650%, Floor 0.000%)
1.178%(c)	01/20/40	8	43
Series 2010-H26, Class LF, 1 Month SOFR + 0.464% (Cap 13.898%, Floor 0.350%)
5.787%(c)	08/20/58	85	84,217
Series 2012-034, Class SA, IO, 1 Month SOFR x (1) + 5.936% (Cap 6.050%, Floor 0.000%)
0.578%(c)	03/20/42	516	62,128
Series 2012-043, Class SN, IO, 1 Month SOFR x (1) + 6.486% (Cap 6.600%, Floor 0.000%)
1.127%(c)	04/16/42	257	36,580
Series 2012-098, Class SA, IO, 1 Month SOFR x (1) + 5.986% (Cap 6.100%, Floor 0.000%)
0.627%(c)	08/16/42	218	25,138
Series 2012-124, Class AS, IO, 1 Month SOFR x (1) + 6.086% (Cap 6.200%, Floor 0.000%)
0.727%(c)	10/16/42	353	39,942
Series 2013-069, Class AI, IO
3.500%	05/20/43	274	43,848
Series 2014-05, Class SP, IO, 1 Month SOFR x (1) + 6.036% (Cap 6.150%, Floor 0.000%)
0.677%(c)	06/16/43	185	8,430
Series 2014-12, Class ZB
3.000%	01/16/44	2,230	2,000,608
Series 2014-46, Class IO, IO
5.000%	03/16/44	2,560	361,251
Series 2016-37, Class IO, IO
5.000%	01/16/43	2,529	468,210
Series 2018-037, Class QA
2.750%	03/20/48	211	187,266
Series 2018-H06, Class PF, 1 Month SOFR + 0.414% (Cap 11.000%, Floor 0.300%)
5.737%(c)	02/20/68	150	148,499
Series 2018-H08, Class KF, 1 Month SOFR + 0.414% (Cap 11.000%, Floor 0.300%)
5.737%(c)	05/20/68	163	161,651
Series 2020-047, Class NI, IO
3.500%	04/20/50	376	61,954
Series 2020-123, Class IL, IO
2.500%	08/20/50	397	51,169
Series 2020-127, Class IN, IO
2.500%	08/20/50	575	77,975
Series 2020-129, Class IE, IO
2.500%	09/20/50	513	69,551
Series 2020-160, Class IH, IO
2.500%	10/20/50	428	58,001
Series 2020-160, Class VI, IO
2.500%	10/20/50	514	73,036
Series 2020-175, Class GI, IO
2.000%	11/20/50	434	46,494

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-057, Class BI, IO
3.000%	03/20/51	1,959	$309,758
Series 2021-077, Class LC
1.250%	07/20/50	238	188,391
Series 2021-096, Class VI, IO
2.500%	06/20/51	1,354	182,969
Series 2021-115, Class MI, IO
2.500%	05/20/51	1,068	110,064
Series 2021-165, Class ST, IO, 1 Month SOFR x (1) + 3.246% (Cap 0.020%, Floor 0.000%)
0.000%(c)	01/20/50	313	100
Series 2021-176, Class IN, IO
2.500%	10/20/51	1,773	241,779
Series 2021-188, Class PA
2.000%	10/20/51	70	57,087
Series 2021-215, Class KA
2.500%	10/20/49	2,755	2,427,489
Series 2021-223, Class P
2.000%	06/20/51	506	441,397
Series 2021-H03, Class IO, IO
0.000%(cc)	04/20/70	4,070	35,813
Series 2022-024, Class GA
3.000%	02/20/52	1,574	1,420,585
Series 2022-046, Class S, IO, 30 Day Average SOFR x (1) + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	03/20/52	1,107	21,525
Series 2022-051, Class SC, IO, 30 Day Average SOFR x (1) + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	03/20/52	2,379	78,410
Series 2022-063, Class LM
3.500%	10/20/50	100	84,871
Series 2022-066, Class SB, IO, 30 Day Average SOFR x (1) + 3.850% (Cap 3.850%, Floor 0.000%)
0.000%(c)	04/20/52	783	28,049
Series 2022-068, Class SP, IO, 30 Day Average SOFR x (1) + 3.850% (Cap 3.850%, Floor 0.000%)
0.000%(c)	04/20/52	634	20,499
Series 2022-078, Class MS, IO, 30 Day Average SOFR x (1) + 3.600% (Cap 3.600%, Floor 0.000%)
0.000%(c)	04/20/52	2,096	64,673
Series 2022-078, Class SB, IO, 30 Day Average SOFR x (1) + 3.750% (Cap 3.750%, Floor 0.000%)
0.000%(c)	04/20/52	2,938	102,726
Series 2022-085, Class SL, IO, 30 Day Average SOFR x (1) + 4.250% (Cap 4.250%, Floor 0.000%)
0.000%(c)	05/20/52	43,067	1,999,845
Series 2022-093, Class GS, IO, 30 Day Average SOFR x (1) + 3.650% (Cap 3.650%, Floor 0.000%)
0.000%(c)	05/20/52	485	13,327
Series 2022-099, Class JW
2.500%	01/20/52	200	163,660
Series 2022-126, Class CS, IO, 30 Day Average SOFR x (1) + 3.760% (Cap 3.760%, Floor 0.000%)
0.000%(c)	07/20/52	2,907	65,944
Series 2022-133, Class SA, IO, 30 Day Average SOFR x (1) + 3.950% (Cap 3.950%, Floor 0.000%)
0.000%(c)	07/20/52	2,261	60,765

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2022-139, Class AL
4.000%	07/20/51	900	$817,472
Series 2022-148, Class DS, IO, 30 Day Average SOFR x (1) + 3.600% (Cap 3.600%, Floor 0.000%)
0.000%(c)	08/20/52	2,305	58,265
Series 2022-189, Class PT
2.500%	10/20/51	747	627,841
Series 2022-197, Class CS, IO, 30 Day Average SOFR x (1) + 5.500% (Cap 5.500%, Floor 0.000%)
0.162%(c)	11/20/52	22,157	1,088,582
GS Mortgage-Backed Securities Corp. Trust,
Series 2020-PJ04, Class A2, 144A
3.000%(cc)	01/25/51	259	220,648
GSMSC Resecuritization Trust,
Series 2015-03R, Class 2A2, 144A, 1 Month SOFR + 0.254% (Cap N/A, Floor 0.140%)
5.610%(c)	10/26/36	74	73,886
Home Re Ltd.,
Series 2019-01, Class M1, 144A, 30 Day Average SOFR + 1.764% (Cap N/A, Floor 0.000%)
7.102%(c)	05/25/29	114	114,228
Imperial Fund Mortgage Trust,
Series 2021-NQM01, Class A1, 144A
1.071%(cc)	06/25/56	1,478	1,246,012
Series 2021-NQM02, Class A1, 144A
1.073%(cc)	09/25/56	804	639,977
Series 2021-NQM03, Class A1, 144A
1.595%(cc)	11/25/56	5,141	4,260,070
Series 2022-NQM02, Class A1, 144A
3.638%	03/25/67	4,615	4,238,249
JPMorgan Mortgage Trust,
Series 2020-07, Class A3, 144A
3.000%(cc)	01/25/51	200	170,992
Legacy Mortgage Asset Trust,
Series 2019-PR01, Class A1, 144A
7.858%(cc)	09/25/59	1,864	1,861,276
Series 2020-GS05, Class A1, 144A
6.250%	06/25/60	1,991	1,989,157
Series 2020-SL01, Class A, 144A
5.734%	01/25/60	83	82,636
MFA Trust,
Series 2021-INV01, Class A1, 144A
0.852%(cc)	01/25/56	407	374,849
Mill City Mortgage Loan Trust,
Series 2019-GS01, Class M2, 144A
3.250%(cc)	07/25/59	4,425	3,697,862
New Residential Mortgage Loan Trust,
Series 2016-03A, Class A1B, 144A
3.250%(cc)	09/25/56	129	118,323
Series 2017-01A, Class A1, 144A
4.000%(cc)	02/25/57	3,687	3,491,439
Series 2017-04A, Class A1, 144A
4.000%(cc)	05/25/57	1,861	1,756,120
Series 2018-RPL01, Class M2, 144A
3.500%(cc)	12/25/57	2,303	1,891,006
Series 2019-02A, Class A1, 144A
4.250%(cc)	12/25/57	128	123,485

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-03A, Class A1A, 144A
3.750%(cc)	11/25/58		1,858	$1,729,857
Series 2019-06A, Class B1, 144A
4.000%(cc)	09/25/59		1,811	1,694,274
Series 2019-06A, Class B2, 144A
4.250%(cc)	09/25/59		1,811	1,694,558
Series 2019-RPL03, Class A1, 144A
2.750%(cc)	07/25/59		1,504	1,415,325
Series 2020-01A, Class A1B, 144A
3.500%(cc)	10/25/59		606	566,106
Series 2020-NQM02, Class A1, 144A
1.650%(cc)	05/24/60		679	636,805
Nomura Asset Acceptance Corp. Alternative Loan Trust,
Series 2005-AR01, Class M1, 1 Month SOFR + 1.184% (Cap 11.000%, Floor 1.070%)
6.540%(c)	02/25/35		723	701,294
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month SOFR + 0.764% (Cap N/A, Floor 0.000%)
6.120%(c)	06/25/57		101	95,761
Series 2018-EXP01, Class 1A3, 144A
4.000%(cc)	04/25/48		160	145,980
Series 2021-NQM2, Class A1, 144A
1.101%(cc)	05/25/61		4,884	3,750,645
Series 2021-NQM3, Class A1, 144A
1.054%(cc)	07/25/61		5,407	4,132,103
PMT Credit Risk Transfer Trust,
Series 2019-02R, Class A, 144A, 1 Month SOFR + 3.864% (Cap N/A, Floor 2.750%)
9.221%(c)	05/30/25		2,069	2,069,740
Series 2021-01R, Class A, 144A, 1 Month SOFR + 3.014% (Cap N/A, Floor 2.900%)
8.371%(c)	02/27/24		2,814	2,799,410
Series 2023-01R, Class A, 144A, 30 Day Average SOFR + 4.400% (Cap N/A, Floor 0.000%)
9.738%(c)	03/27/25		2,124	2,141,270
PNMAC GMSR Issuer Trust,
Series 2018-GT02, Class A, 144A, 1 Month SOFR + 3.515% (Cap N/A, Floor 0.115%)
8.871%(c)	08/25/25		247	247,226
PRPM LLC,
Series 2020-04, Class A1, 144A
5.951%(cc)	10/25/25		628	626,065
Retiro Mortgage Securities DAC (Spain),
Series 01A, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 5.000%, Floor 0.000%)
5.000%(c)	07/30/75	EUR	111	121,665
SACO I Trust,
Series 2007-VA01, Class A, 144A
4.856%(cc)	06/25/21		7	5,335
Seasoned Credit Risk Transfer Trust,
Series 2017-03, Class M2, 144A
4.750%(cc)	07/25/56		4,485	4,196,988
Series 2021-01, Class M, 144A
4.250%	09/25/60		1,433	1,289,397

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Sequoia Mortgage Trust,
Series 2017-CH01, Class A1, 144A
4.000%(cc)	08/25/47		22	$20,769
Series 2018-CH01, Class A1, 144A
4.000%(cc)	03/25/48		75	69,226
Series 2018-CH03, Class A2, 144A
4.000%(cc)	08/25/48		50	48,183
Shamrock Residential (Ireland),
Series 2023-01A, Class A, 144A, 1 Month EURIBOR + 1.000% (Cap N/A, Floor 0.000%)
4.876%(c)	06/24/71	EUR	325	356,963
Starwood Mortgage Residential Trust,
Series 2020-INV01, Class A1, 144A
1.027%(cc)	11/25/55		154	139,865
Towd Point Mortgage Trust,
Series 2015-04, Class M2, 144A
3.750%(cc)	04/25/55		671	659,580
Series 2016-02, Class M2, 144A
3.000%(cc)	08/25/55		1,080	995,599
Series 2018-03, Class A1, 144A
3.750%(cc)	05/25/58		813	784,725
Series 2019-01, Class A1, 144A
3.750%(cc)	03/25/58		4,015	3,832,041
Series 2019-04, Class B1B, 144A
3.500%(cc)	10/25/59		3,631	2,712,844
Series 2019-HY03, Class A1A, 144A, 1 Month SOFR + 1.114% (Cap N/A, Floor 1.000%)
6.470%(c)	10/25/59		144	144,611
Series 2022-04, Class A1, 144A
3.750%	09/25/62		5,358	5,010,646
Series 2023-01, Class A1, 144A
3.750%	01/25/63		2,199	2,078,313
Verus Securitization Trust,
Series 2020-01, Class A1, 144A
2.417%	01/25/60		804	767,454
Series 2021-01, Class A1, 144A
0.815%(cc)	01/25/66		687	586,855
Series 2021-04, Class A1, 144A
0.938%(cc)	07/25/66		427	338,655
Series 2021-05, Class A1, 144A
1.013%(cc)	09/25/66		5,885	4,827,856
Series 2021-07, Class A1, 144A
1.829%(cc)	10/25/66		4,363	3,787,792
Series 2022-03, Class A1, 144A
4.130%(cc)	02/25/67		709	662,308
Wells Fargo Mortgage Backed Securities Trust,
Series 2020-RR01, Class A1, 144A
3.000%(cc)	05/25/50		105	89,348

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $243,839,360)				233,781,205

SOVEREIGN BONDS — 1.8%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
0.750%(cc)	07/09/30		942	376,305
1.000%	07/09/29		151	59,934

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
3.500%(cc)	07/09/41		638	$216,068
3.625%(cc)	07/09/35		1,363	461,484
Bahamas Government International Bond (Bahamas),
Sr. Unsec’d. Notes, 144A
6.950%	11/20/29		441	381,603
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes
2.375%	08/20/30		3,520	3,011,360
5.000%	07/15/32		1,295	1,275,575
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30		427	365,299
3.717%	01/25/27		865	835,536
5.000%	07/15/32		200	197,000
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		483	474,273
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
4.750%	01/14/50		1,275	978,562
5.625%	02/21/47		809	708,684
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
3.250%	04/22/32		650	516,547
4.125%	02/22/42		662	471,468
5.625%	02/26/44		551	461,807
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A
5.950%	01/25/27		328	328,682
6.000%	07/19/28		396	396,000
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes, 144A
5.250%	06/16/29		2,420	2,433,383
6.125%	05/22/28		1,710	1,778,674
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
0.900%	02/14/27	EUR	398	403,146
1.450%	09/18/26	EUR	286	296,862
3.375%	07/30/25	EUR	353	386,222
Sr. Unsec’d. Notes, EMTN
3.750%	06/14/28	EUR	1,052	1,166,454
Indonesia Treasury Bond (Indonesia),
Bonds, Series 087
6.500%	02/15/31	IDR	55,925,000	3,624,573
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes
2.750%	07/03/30		410	361,923
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes
9.625%	11/03/30	JMD	73,500	480,242
Mexican Bonos (Mexico),
Bonds, Series M
8.000%	11/07/47	MXN	327,730	17,268,115
Sr. Unsec’d. Notes, Series M
7.750%	11/13/42	MXN	160,634	8,341,545
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
3.500%	02/12/34		340	287,619
4.600%	02/10/48		1,106	911,759

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, GMTN
5.750%	10/12/2110		320	$285,500
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes, 144A
7.143%	02/23/30		264	237,353
Sr. Unsec’d. Notes, 144A, MTN
6.500%	11/28/27		230	209,731
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
6.875%	01/31/36		600	598,125
Paraguay Government International Bond (Paraguay),
Sr. Unsec’d. Notes, 144A
3.849%	06/28/33		640	565,760
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.780%	12/01/60		260	161,769
2.783%	01/23/31		337	292,874
5.625%	11/18/50		245	255,259
Province of Quebec (Canada),
Unsec’d. Notes, Series A, MTN
7.140%	02/27/26		330	346,814
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33		3,607	3,624,398
Republic of Kenya Government International Bond (Kenya),
Sr. Unsec’d. Notes
6.875%	06/24/24		220	213,263
Sr. Unsec’d. Notes, 144A
6.300%	01/23/34		912	731,880
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes
3.000%	02/14/31		4,590	3,902,280
Sr. Unsec’d. Notes, 144A
3.000%	02/14/31		224	190,438
Sr. Unsec’d. Notes, 144A, MTN
2.375%	04/19/27	EUR	295	306,493
5.000%	09/27/26	EUR	800	903,605
Sr. Unsec’d. Notes, EMTN
3.875%	10/29/35	EUR	67	62,824
Unsec’d. Notes, 144A
3.000%	02/27/27		2,906	2,702,580
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
0.750%	07/09/27	EUR	629	636,230
Sr. Unsec’d. Notes, 144A, MTN
5.000%	01/18/53		2,245	2,109,598
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
1.500%	06/26/29	EUR	622	579,834
3.125%	05/15/27	EUR	1,386	1,462,002
State of Israel (Israel),
Sr. Unsec’d. Notes
3.375%	01/15/50		240	170,186
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
3.875%	07/02/40	UYU	6,354	170,699

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
4.975%	04/20/55	472	$460,436

TOTAL SOVEREIGN BONDS (cost $74,798,738)			70,436,635

U.S. GOVERNMENT AGENCY OBLIGATIONS — 31.6%
Federal Home Loan Mortgage Corp.
1.500%	11/01/40	1,389	1,160,419
1.500%	05/01/41	1,540	1,278,235
1.500%	07/01/41	1,157	958,699
1.500%	10/01/41	476	394,134
1.500%	11/01/41	137	113,666
1.500%	02/01/51	248	193,843
1.500%	06/01/51	76	59,487
1.500%	10/01/51	1,821	1,419,307
1.500%	11/01/51	607	473,369
1.500%	11/01/51	1,916	1,492,774
1.500%	01/01/52	348	271,310
1.500%	02/01/52	328	255,153
2.000%	05/01/36	1,599	1,442,922
2.000%	06/01/36	638	575,110
2.000%	08/01/40	2,072	1,783,054
2.000%	12/01/40	308	264,712
2.000%	01/01/41	71	61,317
2.000%	05/01/41	1,855	1,590,058
2.000%	12/01/41	428	366,044
2.000%	12/01/41	1,020	871,895
2.000%	12/01/41	2,119	1,810,614
2.000%	01/01/42	87	73,886
2.000%	01/01/42	173	148,537
2.000%	01/01/42	1,098	937,487
2.000%	02/01/42	261	222,812
2.000%	02/01/42	1,830	1,562,460
2.000%	04/01/42	182	156,040
2.000%	04/01/42	889	758,177
2.000%	04/01/42	1,048	898,379
2.000%	05/01/42	94	80,000
2.000%	05/01/42	2,563	2,188,724
2.000%	08/01/42	91	78,174
2.000%	10/01/50	916	757,433
2.000%	10/01/50	1,842	1,514,058
2.000%	11/01/50	220	180,921
2.000%	11/01/50	563	463,122
2.000%	11/01/50	1,015	844,104
2.000%	12/01/50	871	712,406
2.000%	12/01/50	1,175	961,054
2.000%	12/01/50	3,393	2,772,839
2.000%	01/01/51	76	62,339
2.000%	01/01/51	3,618	2,956,827
2.000%	02/01/51	96	79,853
2.000%	02/01/51	122	102,834
2.000%	02/01/51	690	564,324
2.000%	03/01/51	40	33,205
2.000%	03/01/51	57	47,088
2.000%	03/01/51	126	105,657
2.000%	03/01/51	248	205,882
2.000%	03/01/51	250	207,802
2.000%	03/01/51	285	237,095
2.000%	03/01/51	295	244,728

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.000%	03/01/51	326	$270,467
2.000%	03/01/51	1,718	1,404,093
2.000%	03/01/51	4,002	3,284,661
2.000%	04/01/51	133	111,432
2.000%	04/01/51	233	194,329
2.000%	04/01/51	303	254,635
2.000%	04/01/51	1,498	1,227,708
2.000%	04/01/51	3,110	2,551,581
2.000%	05/01/51	1,701	1,414,604
2.000%	07/01/51	1,054	863,206
2.000%	08/01/51	281	230,535
2.000%	08/01/51	608	498,213
2.000%	09/01/51	171	142,106
2.000%	09/01/51	172	142,462
2.000%	09/01/51	955	780,667
2.000%	10/01/51	1,965	1,608,036
2.000%	11/01/51	364	297,410
2.000%	11/01/51	430	356,346
2.000%	11/01/51	615	507,219
2.000%	12/01/51	905	740,438
2.000%	02/01/52	90	74,661
2.000%	04/01/52	2,949	2,445,328
2.500%	11/01/27	489	472,245
2.500%	02/01/30	56	53,104
2.500%	04/01/30	67	63,420
2.500%	05/01/30	123	117,041
2.500%	07/01/30	9	8,659
2.500%	07/01/30	11	10,388
2.500%	07/01/30	32	30,123
2.500%	07/01/30	39	36,808
2.500%	08/01/30	106	100,958
2.500%	08/01/30	129	122,673
2.500%	09/01/30	105	99,364
2.500%	09/01/30	313	297,261
2.500%	04/01/31	268	253,485
2.500%	04/01/41	168	149,332
2.500%	03/01/42	262	232,796
2.500%	06/01/50	1,063	913,843
2.500%	07/01/50	96	82,951
2.500%	07/01/50	716	620,331
2.500%	07/01/50	1,070	917,764
2.500%	07/01/50	4,099	3,516,899
2.500%	09/01/50	1,684	1,449,126
2.500%	09/01/50	7,106	6,078,486
2.500%	11/01/50	167	144,661
2.500%	11/01/50	242	209,500
2.500%	11/01/50	1,980	1,695,326
2.500%	12/01/50	718	618,725
2.500%	12/01/50	921	797,023
2.500%	01/01/51	50	43,051
2.500%	01/01/51	148	127,045
2.500%	02/01/51	127	108,958
2.500%	02/01/51	601	520,219
2.500%	03/01/51	277	240,595
2.500%	03/01/51	7,189	6,154,485
2.500%	04/01/51	13,125	11,205,241
2.500%	05/01/51	155	135,259
2.500%	05/01/51	521	443,975

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	05/01/51	654	$559,470
2.500%	05/01/51	695	598,399
2.500%	07/01/51	95	78,282
2.500%	07/01/51	332	286,417
2.500%	07/01/51	452	387,256
2.500%	07/01/51	561	480,862
2.500%	08/01/51	78	67,037
2.500%	08/01/51	253	218,141
2.500%	08/01/51	332	286,628
2.500%	08/01/51	344	295,837
2.500%	08/01/51	592	506,223
2.500%	08/01/51	1,169	1,007,972
2.500%	09/01/51	472	407,856
2.500%	09/01/51	502	433,209
2.500%	10/01/51	450	387,237
2.500%	10/01/51	528	452,370
2.500%	10/01/51	1,016	868,515
2.500%	11/01/51	343	293,270
2.500%	11/01/51	1,421	1,225,756
2.500%	12/01/51	163	139,592
2.500%	01/01/52	83	71,748
2.500%	01/01/52	340	293,404
2.500%	01/01/52	416	359,591
2.500%	02/01/52	89	76,504
2.500%	02/01/52	612	527,502
2.500%	03/01/52	177	152,542
2.500%	04/01/52	738	633,777
2.500%	04/01/52	761	647,423
2.500%	04/01/52	3,622	3,121,733
3.000%	01/01/30	46	43,943
3.000%	01/01/30	58	56,154
3.000%	02/01/30	270	260,759
3.000%	06/01/30	170	164,344
3.000%	07/01/30	26	25,466
3.000%	07/01/30	144	138,350
3.000%	08/01/30	26	24,857
3.000%	08/01/30	39	37,084
3.000%	09/01/32	25	23,835
3.000%	10/01/32	5	4,485
3.000%	10/01/32	15	14,541
3.000%	11/01/32	6	5,924
3.000%	12/01/32	4	4,092
3.000%	09/01/37	37	34,436
3.000%	06/01/38	600	559,358
3.000%	07/01/42	360	328,184
3.000%	09/01/42	648	591,098
3.000%	04/01/46	2,532	2,304,967
3.000%	09/01/46	2,399	2,185,102
3.000%	12/01/46	22	20,072
3.000%	12/01/46	65	59,932
3.000%	12/01/46	102	93,222
3.000%	12/01/46	196	178,459
3.000%	01/01/47	507	460,634
3.000%	01/01/47	738	670,830
3.000%	02/01/47	1,486	1,355,446
3.000%	11/01/49	271	243,877
3.000%	03/01/50	69	62,317
3.000%	06/01/50	544	484,473

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	07/01/50	700	$623,794
3.000%	08/01/50	410	365,881
3.000%	08/01/50	1,267	1,139,047
3.000%	08/01/50	1,649	1,492,823
3.000%	08/01/50	3,038	2,719,506
3.000%	02/01/51	81	72,104
3.000%	03/01/51	966	854,288
3.000%	08/01/51	314	280,159
3.000%	09/01/51	1,849	1,651,792
3.000%	10/01/51	356	319,561
3.000%	10/01/51	2,379	2,124,569
3.000%	11/01/51	160	142,675
3.000%	12/01/51	92	81,937
3.000%	01/01/52	907	812,893
3.000%	02/01/52	182	161,138
3.000%	02/01/52	939	838,073
3.000%	03/01/52	267	235,946
3.000%	04/01/52	450	398,081
3.000%	05/01/52	1,119	997,925
3.000%	08/01/52	2,184	1,931,590
3.500%	02/01/31	31	29,529
3.500%	04/01/31	10	9,870
3.500%	04/01/31	235	229,180
3.500%	04/01/32	639	623,088
3.500%	01/01/34	253	242,756
3.500%	05/01/35	924	890,686
3.500%	01/01/38	83	79,431
3.500%	04/01/42	93	88,534
3.500%	05/01/42	11	10,279
3.500%	08/01/42	50	47,208
3.500%	08/01/42	82	78,028
3.500%	08/01/42	253	239,402
3.500%	09/01/42	70	65,930
3.500%	10/01/42	19	18,403
3.500%	11/01/42	17	15,729
3.500%	02/01/43	923	872,678
3.500%	06/01/43	64	60,316
3.500%	06/01/44	62	58,019
3.500%	01/01/45	6,432	6,037,427
3.500%	09/01/45	37	34,558
3.500%	11/01/45	158	147,745
3.500%	03/01/46	995	939,184
3.500%	06/01/46	23	21,169
3.500%	09/01/46	77	71,484
3.500%	03/01/47	282	266,675
3.500%	05/01/47	145	134,982
3.500%	10/01/47	259	245,966
3.500%	11/01/47	179	165,573
3.500%	12/01/47	323	306,104
3.500%	01/01/48	52	49,251
3.500%	01/01/48	75	70,405
3.500%	01/01/48	218	202,992
3.500%	02/01/48	382	356,833
3.500%	03/01/48	344	321,695
3.500%	03/01/48	1,659	1,552,545
3.500%	01/01/50	398	370,328
3.500%	05/01/50	650	604,014
3.500%	03/01/52	927	853,758

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	04/01/52	482	$441,925
3.500%	05/01/52	2,367	2,171,521
3.500%	06/01/52	4,377	4,014,248
4.000%	02/01/34	214	211,626
4.000%	02/01/34	250	248,672
4.000%	03/01/34	219	218,461
4.000%	11/01/36	6	5,631
4.000%	06/01/37	77	75,077
4.000%	08/01/40	42	41,053
4.000%	09/01/40	86	83,720
4.000%	09/01/40	273	266,342
4.000%	09/01/40	352	344,190
4.000%	11/01/40	273	266,387
4.000%	12/01/40	189	184,769
4.000%	04/01/41	3	2,775
4.000%	03/01/42	309	300,867
4.000%	10/01/42	564	547,641
4.000%	12/01/42	16	15,380
4.000%	04/01/43	284	275,547
4.000%	05/01/43	44	42,703
4.000%	06/01/43	25	24,102
4.000%	06/01/43	26	25,109
4.000%	06/01/43	28	27,546
4.000%	06/01/43	35	34,520
4.000%	07/01/43	130	126,876
4.000%	07/01/43	146	142,185
4.000%	08/01/43	127	123,486
4.000%	03/01/44	241	233,359
4.000%	04/01/44	89	86,765
4.000%	07/01/44	35	33,684
4.000%	07/01/44	66	63,889
4.000%	01/01/45	115	112,346
4.000%	01/01/45	2,679	2,608,978
4.000%	02/01/45	12	11,813
4.000%	02/01/45	27	25,902
4.000%	09/01/45	196	190,723
4.000%	09/01/45	2,594	2,523,635
4.000%	12/01/45	43	41,189
4.000%	12/01/45	50	48,616
4.000%	04/01/47	135	131,000
4.000%	07/01/47	522	503,836
4.000%	04/01/48	1,158	1,106,144
4.000%	06/01/48	216	208,118
4.000%	07/01/48	369	355,241
4.000%	11/01/48	57	55,301
4.000%	04/01/49	1,135	1,091,945
4.000%	05/01/49	52	49,825
4.000%	05/01/49	491	472,881
4.000%	07/01/49	189	181,526
4.000%	07/01/49	573	557,488
4.000%	07/01/49	1,415	1,363,495
4.000%	06/01/50	1,346	1,290,011
4.000%	07/01/50	94	90,200
4.000%	04/01/52	615	586,690
4.000%	04/01/52	878	834,121
4.500%	08/01/24	1	1,124
4.500%	08/01/39	93	92,582
4.500%	12/01/39	39	38,937

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	07/01/40	15	$14,578
4.500%	12/01/40	113	113,378
4.500%	05/01/41	78	78,250
4.500%	05/01/41	85	85,276
4.500%	07/01/41	204	203,479
4.500%	03/01/42	186	186,174
4.500%	05/01/42	163	163,076
4.500%	11/01/43	130	128,960
4.500%	12/01/43	192	191,904
4.500%	12/01/43	376	372,361
4.500%	03/01/44	333	329,159
4.500%	04/01/44	16	16,027
4.500%	04/01/44	21	20,978
4.500%	04/01/44	49	48,368
4.500%	04/01/44	75	74,739
4.500%	04/01/44	128	126,929
4.500%	04/01/44	173	170,845
4.500%	04/01/44	217	215,672
4.500%	04/01/44	325	323,130
4.500%	04/01/44	923	917,652
4.500%	06/01/44	142	140,757
4.500%	03/01/47	184	182,896
4.500%	04/01/47	455	451,276
4.500%	05/01/47	172	170,360
4.500%	07/01/47	171	169,816
4.500%	07/01/47	659	653,752
4.500%	08/01/47	50	49,227
4.500%	10/01/47	109	107,352
4.500%	12/01/47	107	105,026
4.500%	02/01/48	70	69,290
4.500%	06/01/48	63	62,113
4.500%	07/01/48	611	606,288
4.500%	08/01/48	482	476,494
4.500%	08/01/48	816	809,240
4.500%	08/01/48	867	860,221
4.500%	09/01/48	22	21,942
4.500%	09/01/48	528	520,896
4.500%	03/01/49	1,510	1,496,633
4.500%	04/01/49	272	268,019
4.500%	09/01/50	94	92,165
4.500%	07/01/52	371	361,360
4.500%	07/01/52	1,860	1,803,204
4.500%	11/01/52	103	99,736
4.500%	11/01/52	558	543,646
4.500%	11/01/52	6,245	6,055,535
5.000%	07/01/25	9	8,696
5.000%	06/01/26	4	3,911
5.000%	05/01/36	11	11,355
5.000%	03/01/38	90	91,312
5.000%	06/01/41	37	37,890
5.000%	11/01/41	571	580,281
5.000%	09/01/48	133	133,983
5.000%	10/01/48	72	72,734
5.000%	12/01/48	757	761,235
5.000%	10/01/49	4,576	4,592,821
5.000%	03/01/50	2,787	2,796,356
5.000%	07/01/50	178	178,280
5.000%	06/01/52	73	72,196

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	07/01/52	1,085		$1,074,331
5.000%	09/01/52	89		88,075
5.000%	09/01/52	480		475,321
5.000%	09/01/52	4,243		4,201,903
5.000%	09/01/52	5,538		5,483,797
5.000%	11/01/52	161		159,454
5.000%	12/01/52	187		185,313
5.000%	01/01/53	186		184,457
5.000%	01/01/53	363		359,677
5.000%	01/01/53	1,021		1,010,133
5.000%	03/01/53	471		468,004
5.000%	04/01/53	383		382,163
5.000%	04/01/53	585		578,605
5.000%	04/01/53	1,153		1,147,499
5.000%	04/01/53	4,602		4,554,337
5.000%	05/01/53	193		192,748
5.500%	02/01/35	21		21,450
5.500%	10/01/36	7		7,339
5.500%	12/01/36	3		2,978
5.500%	12/01/36	4		4,445
5.500%	12/01/36	9		9,656
5.500%	03/01/37	3		3,127
5.500%	04/01/37	4		4,384
5.500%	01/01/38	1		623
5.500%	01/01/38	4		4,047
5.500%	02/01/38	1		660
5.500%	02/01/38	524		539,951
5.500%	04/01/38	338		348,984
5.500%	07/01/38	129		132,818
5.500%	08/01/38	80		82,443
5.500%	08/01/38	129		133,382
5.500%	12/01/38	66		67,588
5.500%	12/01/38	154		158,515
5.500%	01/01/39	157		161,577
5.500%	11/01/52	1,965		1,979,816
5.500%	12/01/52	191		192,463
5.500%	01/01/53	183		183,979
5.500%	01/01/53	194		196,487
5.500%	02/01/53	2,426		2,445,378
5.500%	03/01/53	378		381,548
5.500%	04/01/53	95		95,417
5.500%	04/01/53	190		190,345
5.500%	04/01/53	192		192,745
5.500%	04/01/53	196		197,006
5.500%	05/01/53	95		95,768
5.500%	05/01/53	188		188,954
5.500%	05/01/53	189		190,813
5.500%	05/01/53	192		193,543
5.500%	06/01/53	95		95,498
5.500%	07/01/53	98		99,723
5.500%	07/01/53	196		197,461
5.500%	08/01/53	190		191,258
5.500%	08/01/53	481		483,420
5.500%	09/01/53	298		300,021
6.000%	01/01/27	32		32,810
6.000%	12/01/28	1		627
6.000%	01/01/32	—	(r)	367
6.000%	11/01/32	1		1,191

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	03/01/33	3		$2,634
6.000%	11/01/33	1		1,489
6.000%	02/01/34	71		74,031
6.000%	12/01/34	2		1,922
6.000%	01/01/36	13		13,190
6.000%	03/01/36	1		575
6.000%	04/01/36	11		11,186
6.000%	08/01/36	6		6,678
6.000%	11/01/36	3		3,149
6.000%	12/01/36	229		239,188
6.000%	04/01/37	—	(r)	464
6.000%	05/01/37	4		4,624
6.000%	07/01/37	1		714
6.000%	08/01/37	14		14,988
6.000%	09/01/37	1		709
6.000%	09/01/37	2		2,602
6.000%	10/01/37	—	(r)	398
6.000%	10/01/37	2		2,502
6.000%	10/01/37	5		5,300
6.000%	10/01/37	11		11,884
6.000%	11/01/37	86		89,980
6.000%	11/01/37	718		751,079
6.000%	12/01/37	1		903
6.000%	01/01/38	3		2,688
6.000%	01/01/38	4		4,510
6.000%	01/01/38	6		6,319
6.000%	01/01/38	6		6,683
6.000%	01/01/38	8		8,290
6.000%	01/01/38	12		13,019
6.000%	04/01/38	2		2,322
6.000%	04/01/38	14		14,394
6.000%	06/01/38	—	(r)	475
6.000%	07/01/38	21		22,359
6.000%	08/01/38	2		2,339
6.000%	08/01/38	3		2,846
6.000%	08/01/38	108		112,612
6.000%	09/01/38	1		546
6.000%	09/01/38	5		5,220
6.000%	10/01/38	5		5,204
6.000%	11/01/38	2		1,787
6.000%	01/01/39	255		265,863
6.000%	10/01/39	6		6,471
6.000%	03/01/40	5		5,665
6.000%	04/01/40	88		91,189
6.000%	05/01/40	1		718
6.000%	12/01/52	455		462,079
6.000%	12/01/52	1,433		1,474,452
6.000%	03/01/53	186		189,228
6.000%	03/01/53	668		687,010
6.000%	07/01/53	287		294,976
6.000%	09/01/53	298		302,470
6.000%	09/01/53	487		501,294
6.500%	09/01/39	54		56,192
6.500%	09/01/39	157		161,988
6.500%	01/01/53	85		86,653
6.500%	01/01/53	165		169,465
6.500%	02/01/53	187		191,832
6.500%	04/01/53	185		189,872

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.500%	05/01/53	94	$97,173
6.500%	05/01/53	96	99,509
6.500%	05/01/53	182	187,209
6.500%	05/01/53	190	197,011
6.500%	11/01/53	1,516	1,560,608
6.750%	03/15/31	755	879,146
7.000%	03/01/39	49	52,690
Federal Home Loan Mortgage Corp., MTN
3.164%(s)	12/14/29	420	329,780
Federal National Mortgage Assoc.
1.500%	TBA	3,500	3,041,172
1.500%	12/01/35	38	32,874
1.500%	04/01/36	467	408,290
1.500%	01/01/42	262	217,056
1.500%	02/01/42	449	371,944
1.500%	11/01/50	2,755	2,154,185
1.500%	01/01/51	4,577	3,579,607
1.500%	02/01/51	5,001	3,895,971
1.500%	03/01/51	688	537,642
1.500%	03/01/51	757	590,848
1.500%	06/01/51	33	25,483
1.500%	08/01/51	345	269,282
1.500%	09/01/51	239	186,545
1.500%	09/01/51	882	688,911
1.500%	09/01/51	1,515	1,179,815
1.500%	10/01/51	237	184,850
1.500%	11/01/51	1,917	1,493,572
1.500%	01/01/52	621	483,350
2.000%	TBA	15,391	12,577,333
2.000%	03/01/31	967	906,146
2.000%	10/01/31	42	39,347
2.000%	11/01/31	13	12,456
2.000%	11/01/31	72	66,607
2.000%	11/01/31	171	159,200
2.000%	11/01/31	203	188,274
2.000%	12/01/31	60	55,618
2.000%	01/01/32	1,986	1,849,167
2.000%	03/01/32	309	285,906
2.000%	03/01/36	1,352	1,220,056
2.000%	04/01/36	2,469	2,215,081
2.000%	05/01/36	800	721,529
2.000%	05/01/36	846	762,886
2.000%	06/01/36	2,370	2,137,583
2.000%	08/01/36	264	237,984
2.000%	08/01/36	1,580	1,425,099
2.000%	09/01/36	1,186	1,070,093
2.000%	09/01/36	2,363	2,130,645
2.000%	12/01/36	812	732,418
2.000%	02/01/37	5,069	4,543,066
2.000%	08/01/40	95	81,869
2.000%	12/01/40	371	319,357
2.000%	12/01/40	4,494	3,868,479
2.000%	01/01/41	2,996	2,579,175
2.000%	05/01/41	79	67,489
2.000%	05/01/41	400	342,617
2.000%	06/01/41	480	411,658
2.000%	07/01/41	923	790,902
2.000%	08/01/41	1,001	857,272

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.000%	09/01/41	173	$148,632
2.000%	09/01/41	2,373	2,030,306
2.000%	10/01/41	1,813	1,550,218
2.000%	11/01/41	671	576,888
2.000%	12/01/41	256	218,828
2.000%	02/01/42	692	591,402
2.000%	03/01/42	88	74,877
2.000%	05/01/42	90	76,832
2.000%	05/01/42	91	78,089
2.000%	06/01/42	99	84,546
2.000%	08/01/50	146	122,119
2.000%	08/01/50	303	249,469
2.000%	09/01/50	142	118,377
2.000%	09/01/50	222	182,563
2.000%	09/01/50	363	298,709
2.000%	09/01/50	976	807,373
2.000%	09/01/50	2,405	1,978,247
2.000%	10/01/50	72	59,311
2.000%	10/01/50	360	296,766
2.000%	10/01/50	362	297,816
2.000%	10/01/50	1,373	1,129,765
2.000%	11/01/50	178	146,604
2.000%	11/01/50	676	552,305
2.000%	11/01/50	2,109	1,725,355
2.000%	11/01/50	9,458	7,780,165
2.000%	12/01/50	969	799,805
2.000%	12/01/50	1,022	849,942
2.000%	12/01/50	2,029	1,657,887
2.000%	12/01/50	2,350	1,933,361
2.000%	12/01/50	4,353	3,560,479
2.000%	01/01/51	62	51,474
2.000%	01/01/51	310	255,017
2.000%	01/01/51	937	779,358
2.000%	01/01/51	3,155	2,580,181
2.000%	01/01/51	3,349	2,738,849
2.000%	01/01/51	9,917	8,152,150
2.000%	02/01/51	57	47,088
2.000%	02/01/51	118	99,390
2.000%	02/01/51	124	103,095
2.000%	02/01/51	138	113,822
2.000%	02/01/51	186	153,095
2.000%	02/01/51	193	160,710
2.000%	02/01/51	205	172,572
2.000%	02/01/51	262	218,315
2.000%	02/01/51	372	305,601
2.000%	02/01/51	402	330,092
2.000%	02/01/51	760	632,975
2.000%	02/01/51	801	657,287
2.000%	02/01/51	818	671,652
2.000%	02/01/51	1,455	1,193,865
2.000%	03/01/51	44	36,395
2.000%	03/01/51	79	66,030
2.000%	03/01/51	90	74,797
2.000%	03/01/51	166	138,205
2.000%	03/01/51	180	149,646
2.000%	03/01/51	180	149,909
2.000%	03/01/51	196	160,934
2.000%	03/01/51	242	201,311

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.000%	03/01/51	252	$210,243
2.000%	03/01/51	1,413	1,159,756
2.000%	03/01/51	1,968	1,608,484
2.000%	03/01/51	2,774	2,276,755
2.000%	04/01/51	122	101,871
2.000%	04/01/51	129	108,562
2.000%	04/01/51	132	110,356
2.000%	04/01/51	209	171,610
2.000%	04/01/51	242	201,354
2.000%	04/01/51	278	231,464
2.000%	04/01/51	334	274,066
2.000%	04/01/51	1,403	1,149,549
2.000%	04/01/51	3,063	2,512,664
2.000%	04/01/51	3,335	2,737,983
2.000%	04/01/51	5,823	4,781,157
2.000%	05/01/51	1,787	1,464,851
2.000%	05/01/51(k)	34,677	28,441,929
2.000%	06/01/51	2,763	2,264,882
2.000%	07/01/51	98	80,947
2.000%	07/01/51	383	314,739
2.000%	07/01/51	471	386,581
2.000%	08/01/51	492	403,485
2.000%	09/01/51	4,324	3,541,899
2.000%	10/01/51	571	474,834
2.000%	11/01/51	262	214,695
2.000%	02/01/52	268	220,879
2.000%	02/01/52	268	222,924
2.000%	02/01/52	345	285,966
2.000%	02/01/52	380	311,195
2.000%	02/01/52	524	434,149
2.000%	02/01/52	640	523,716
2.000%	02/01/52	1,431	1,171,049
2.000%	03/01/52	190	156,447
2.000%	03/01/52	1,053	875,138
2.000%	03/01/52	1,782	1,479,139
2.000%	04/01/52	5,530	4,522,009
2.149%(cc)	02/01/32	696	585,431
2.250%	04/01/33	875	732,156
2.500%	TBA	737	626,911
2.500%	TBA	3,125	2,878,662
2.500%	09/01/27	9	8,240
2.500%	09/01/27	11	10,912
2.500%	02/01/28	4	3,656
2.500%	04/01/28	8	7,358
2.500%	08/01/28	22	21,125
2.500%	02/01/30	8	7,444
2.500%	03/01/30	23	21,449
2.500%	04/01/30	44	41,429
2.500%	05/01/30	76	72,197
2.500%	07/01/30	13	12,553
2.500%	07/01/30	47	44,370
2.500%	07/01/30	63	59,261
2.500%	08/01/30	25	23,564
2.500%	08/01/30	63	59,892
2.500%	08/01/30	74	70,036
2.500%	08/01/30	123	116,528
2.500%	09/01/30	82	77,640
2.500%	09/01/30	102	96,658

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	11/01/30	8	$7,427
2.500%	11/01/30	80	75,356
2.500%	11/01/30	84	79,129
2.500%	11/01/30	92	87,546
2.500%	11/01/30	105	99,327
2.500%	03/01/31	13	12,836
2.500%	06/01/31	130	123,045
2.500%	07/01/31	66	62,452
2.500%	08/01/31	11	10,611
2.500%	10/01/31	102	95,833
2.500%	10/01/31	163	153,496
2.500%	10/01/31	201	190,256
2.500%	10/01/31	260	246,030
2.500%	11/01/31	12	11,033
2.500%	11/01/31	13	11,835
2.500%	11/01/31	28	26,665
2.500%	11/01/31	41	39,015
2.500%	11/01/31	58	54,482
2.500%	11/01/31	85	80,451
2.500%	11/01/31	146	137,576
2.500%	11/01/31	195	184,476
2.500%	11/01/31	2,169	2,045,876
2.500%	02/01/32	21	19,941
2.500%	03/01/32	66	62,054
2.500%	03/01/32	142	133,545
2.500%	03/01/32	160	150,322
2.500%	04/01/32	11	9,816
2.500%	08/01/32	381	358,743
2.500%	02/01/33	692	654,844
2.500%	12/01/35	687	637,161
2.500%	12/01/35	788	730,936
2.500%	03/01/38	129	116,956
2.500%	06/01/40	2,869	2,556,583
2.500%	11/01/40	232	206,740
2.500%	03/01/41	214	190,884
2.500%	04/01/41	255	227,437
2.500%	04/01/41	323	288,035
2.500%	04/01/41	780	694,098
2.500%	11/01/41	165	146,780
2.500%	02/01/42	336	299,099
2.500%	03/01/42	259	230,533
2.500%	04/01/42	620	547,452
2.500%	09/01/42	189	168,502
2.500%	06/01/50	1,027	881,048
2.500%	07/01/50	193	165,617
2.500%	07/01/50	366	314,027
2.500%	09/01/50	1,918	1,643,084
2.500%	10/01/50	138	119,072
2.500%	10/01/50	182	152,000
2.500%	10/01/50	1,086	929,873
2.500%	10/01/50	2,539	2,195,051
2.500%	11/01/50	300	259,631
2.500%	11/01/50	1,659	1,413,353
2.500%	12/01/50	110	94,980
2.500%	12/01/50	158	136,076
2.500%	01/01/51	498	429,028
2.500%	02/01/51	88	75,023
2.500%	02/01/51	110	94,780

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	02/01/51	11,282	$9,652,625
2.500%	03/01/51	447	386,364
2.500%	03/01/51	1,900	1,625,015
2.500%	04/01/51	83	71,419
2.500%	04/01/51	273	237,004
2.500%	04/01/51	18,881	16,159,982
2.500%	05/01/51	172	147,307
2.500%	05/01/51	188	155,794
2.500%	05/01/51	666	569,411
2.500%	05/01/51	1,804	1,534,291
2.500%	05/01/51	2,558	2,201,463
2.500%	05/01/51	3,472	2,969,136
2.500%	05/01/51	4,331	3,730,737
2.500%	05/01/51	4,507	3,845,008
2.500%	05/01/51	6,675	5,742,410
2.500%	06/01/51	148	129,194
2.500%	06/01/51	231	199,005
2.500%	06/01/51	655	564,641
2.500%	06/01/51	1,185	1,015,795
2.500%	06/01/51	3,585	3,052,624
2.500%	07/01/51	395	339,751
2.500%	07/01/51	505	434,782
2.500%	07/01/51	652	565,216
2.500%	07/01/51	1,458	1,248,351
2.500%	08/01/51	242	208,622
2.500%	08/01/51	262	225,805
2.500%	08/01/51	321	275,620
2.500%	08/01/51	496	427,422
2.500%	08/01/51	1,952	1,671,528
2.500%	08/01/51	3,463	2,975,992
2.500%	09/01/51	85	73,472
2.500%	09/01/51	155	134,280
2.500%	09/01/51	227	197,087
2.500%	09/01/51	341	291,898
2.500%	09/01/51	909	777,607
2.500%	10/01/51	248	213,510
2.500%	10/01/51	670	574,258
2.500%	10/01/51	884	751,801
2.500%	10/01/51	1,040	896,769
2.500%	10/01/51	2,677	2,277,333
2.500%	11/01/51	162	139,345
2.500%	11/01/51	251	216,749
2.500%	11/01/51	970	835,258
2.500%	11/01/51	2,129	1,822,046
2.500%	12/01/51	574	493,283
2.500%	01/01/52	91	75,271
2.500%	01/01/52	172	149,653
2.500%	01/01/52	256	220,731
2.500%	01/01/52	340	293,418
2.500%	01/01/52	858	739,442
2.500%	01/01/52	1,576	1,356,569
2.500%	02/01/52	181	154,449
2.500%	02/01/52	256	220,252
2.500%	02/01/52	260	224,149
2.500%	02/01/52	274	235,572
2.500%	02/01/52	798	685,115
2.500%	03/01/52	630	542,079
2.500%	03/01/52	1,035	884,104

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	03/01/52	1,299	$1,108,728
2.500%	03/01/52	1,856	1,589,024
2.500%	04/01/52	89	76,430
2.500%	04/01/52	447	382,845
2.500%	04/01/52	573	489,894
2.500%	05/01/52	1,497	1,285,729
2.500%	01/01/57	2,120	1,803,116
2.500%	07/01/61	1,105	914,903
2.500%	09/01/61	264	218,514
2.930%	06/01/30	242	222,749
3.000%	TBA	3,865	3,643,819
3.000%	TBA(tt)	1,500	1,326,738
3.000%	07/01/27	4	3,654
3.000%	04/01/28	27	25,857
3.000%	05/01/28	31	30,436
3.000%	10/01/28	4	3,875
3.000%	10/01/28	46	44,920
3.000%	11/01/28	5	5,259
3.000%	10/01/29	73	70,560
3.000%	02/01/30	230	221,445
3.000%	03/01/30	120	115,900
3.000%	04/01/30	100	96,670
3.000%	04/01/30	1,146	1,103,558
3.000%	05/01/30	59	57,059
3.000%	05/01/30	100	96,380
3.000%	07/01/30	19	17,788
3.000%	07/01/30	28	26,624
3.000%	07/01/30	79	75,896
3.000%	08/01/30	9	8,197
3.000%	08/01/30	23	22,298
3.000%	08/01/30	27	25,526
3.000%	08/01/30	94	90,487
3.000%	08/01/30	108	104,130
3.000%	08/01/30	117	112,169
3.000%	08/01/30	143	137,209
3.000%	08/01/30	289	276,114
3.000%	08/01/30	491	468,847
3.000%	09/01/30	14	13,293
3.000%	09/01/30	51	48,989
3.000%	09/01/30	90	86,810
3.000%	09/01/30	440	422,766
3.000%	11/01/30	4	4,087
3.000%	12/01/30	8	8,027
3.000%	04/01/31	7	6,569
3.000%	09/01/31	84	80,465
3.000%	12/01/31	29	28,049
3.000%	02/01/32	78	74,983
3.000%	09/01/32	36	34,466
3.000%	11/01/32	216	205,972
3.000%	01/01/33	44	41,748
3.000%	01/01/33	277	262,142
3.000%	01/01/33	287	273,112
3.000%	11/01/33	314	298,787
3.000%	05/01/35	472	446,262
3.000%	07/01/35	59	55,066
3.000%	08/01/35	59	55,487
3.000%	08/01/35	63	59,838
3.000%	12/01/35	17	16,184

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	02/01/36	460	$429,646
3.000%	04/01/36	347	324,064
3.000%	07/01/36	289	273,407
3.000%	07/01/36	1,019	949,841
3.000%	10/01/36	24	22,610
3.000%	11/01/36	80	74,873
3.000%	11/01/36	151	140,868
3.000%	12/01/36	150	139,569
3.000%	12/01/36	194	181,005
3.000%	12/01/36	224	208,468
3.000%	12/01/37	53	49,282
3.000%	06/01/38	627	584,952
3.000%	09/01/40	42	38,971
3.000%	05/01/42	179	162,625
3.000%	06/01/42	540	493,275
3.000%	09/01/42	984	907,714
3.000%	12/01/42	19	17,223
3.000%	12/01/42	39	35,514
3.000%	01/01/43	7	6,565
3.000%	01/01/43	19	17,712
3.000%	01/01/43	20	18,426
3.000%	01/01/43	57	51,959
3.000%	01/01/43	71	64,822
3.000%	01/01/43	204	186,090
3.000%	01/01/43	210	191,483
3.000%	02/01/43	28	25,581
3.000%	06/01/43	88	81,068
3.000%	07/01/43	214	196,702
3.000%	10/01/43	194	178,704
3.000%	11/01/43	608	559,002
3.000%	11/01/44	2,889	2,654,748
3.000%	01/01/45	163	149,848
3.000%	02/01/45	189	173,528
3.000%	03/01/45	499	456,123
3.000%	04/01/45	48	44,286
3.000%	04/01/45	143	130,833
3.000%	05/01/45	1,207	1,102,955
3.000%	07/01/45	756	691,417
3.000%	05/01/46	76	68,894
3.000%	06/01/46	14	12,331
3.000%	06/01/46	47	42,911
3.000%	06/01/46	185	169,611
3.000%	08/01/46	51	46,199
3.000%	09/01/46	238	217,379
3.000%	10/01/46	123	111,563
3.000%	11/01/46	641	582,848
3.000%	01/01/47	83	74,736
3.000%	01/01/47	94	84,858
3.000%	01/01/47	189	170,575
3.000%	02/01/47	77	69,513
3.000%	02/01/47	156	141,775
3.000%	03/01/47	245	222,099
3.000%	03/01/47	250	223,324
3.000%	03/01/47	308	279,323
3.000%	11/01/47	26	23,935
3.000%	12/01/47	604	552,081
3.000%	11/01/48	252	231,187
3.000%	08/01/49	33	30,198

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	12/01/49	171	$153,499
3.000%	01/01/50	457	408,742
3.000%	02/01/50	210	190,960
3.000%	02/01/50	413	369,742
3.000%	02/01/50	463	413,554
3.000%	02/01/50	688	619,921
3.000%	02/01/50	10,901	9,927,757
3.000%	04/01/50	2,159	1,933,968
3.000%	07/01/50	457	406,728
3.000%	08/01/50	633	570,428
3.000%	08/01/50	676	603,420
3.000%	08/01/50	1,512	1,350,297
3.000%	10/01/50	288	259,253
3.000%	10/01/50	1,166	1,041,262
3.000%	11/01/50	677	603,137
3.000%	12/01/50	1,591	1,420,305
3.000%	04/01/51	573	510,944
3.000%	05/01/51	1,445	1,302,092
3.000%	05/01/51	2,111	1,866,760
3.000%	06/01/51	289	256,210
3.000%	07/01/51	360	319,425
3.000%	08/01/51	82	73,474
3.000%	08/01/51	291	263,292
3.000%	08/01/51	651	581,066
3.000%	08/01/51	1,535	1,369,434
3.000%	08/01/51	1,701	1,517,794
3.000%	09/01/51	2,423	2,155,390
3.000%	10/01/51	378	335,068
3.000%	10/01/51	424	377,324
3.000%	10/01/51	2,471	2,207,432
3.000%	11/01/51	486	435,976
3.000%	11/01/51	701	624,822
3.000%	11/01/51	2,207	1,954,095
3.000%	11/01/51	3,349	2,965,295
3.000%	12/01/51	79	70,501
3.000%	12/01/51	687	613,107
3.000%	12/01/51	1,360	1,213,737
3.000%	01/01/52	170	153,077
3.000%	01/01/52	174	153,963
3.000%	01/01/52	527	471,388
3.000%	01/01/52	1,030	915,360
3.000%	01/01/52	1,656	1,466,592
3.000%	02/01/52	899	795,332
3.000%	02/01/52	3,803	3,372,316
3.000%	03/01/52	162	146,752
3.000%	03/01/52	596	539,402
3.000%	03/01/52	867	767,471
3.000%	03/01/52	1,800	1,601,927
3.000%	04/01/52	535	475,845
3.000%	04/01/52	908	812,087
3.000%	04/01/52	910	806,613
3.000%	04/01/52	1,173	1,049,072
3.000%	05/01/52	1,573	1,403,196
3.000%	06/01/52	255	226,256
3.345%	06/01/32	100	92,056
3.500%	TBA	2,160	2,079,253
3.500%	TBA(tt)	6,655	6,104,923
3.500%	11/01/27	11	11,038

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	11/01/28	80	$76,677
3.500%	12/01/28	46	44,285
3.500%	12/01/28	54	52,061
3.500%	12/01/28	356	347,589
3.500%	12/01/28	463	452,335
3.500%	02/01/29	91	88,130
3.500%	02/01/29	306	298,551
3.500%	03/01/29	92	89,469
3.500%	08/01/30	78	75,634
3.500%	04/01/34	20	19,569
3.500%	04/01/34	127	124,246
3.500%	12/01/34	190	182,367
3.500%	01/01/35	120	114,535
3.500%	02/01/37	184	175,888
3.500%	03/01/37	102	98,222
3.500%	12/01/37	147	140,282
3.500%	08/01/39	165	157,332
3.500%	02/01/40	171	163,090
3.500%	02/01/40	489	469,204
3.500%	10/01/41	954	905,355
3.500%	01/01/42	52	49,074
3.500%	04/01/42	21	20,081
3.500%	04/01/42	55	51,583
3.500%	04/01/42	88	82,288
3.500%	05/01/42	8	7,329
3.500%	05/01/42	119	112,828
3.500%	06/01/42	9	8,383
3.500%	06/01/42	12	11,175
3.500%	07/01/42	27	25,340
3.500%	07/01/42	212	200,754
3.500%	09/01/42	222	208,460
3.500%	09/01/42	348	326,802
3.500%	09/01/42	1,756	1,656,108
3.500%	12/01/42	128	120,772
3.500%	01/01/43	1,128	1,059,945
3.500%	03/01/43	819	775,625
3.500%	04/01/43	793	747,228
3.500%	04/01/43	824	777,820
3.500%	06/01/43	810	762,802
3.500%	06/01/43	875	824,692
3.500%	07/01/43	1,042	986,946
3.500%	02/01/45	148	139,398
3.500%	02/01/45	471	445,589
3.500%	01/01/46	182	169,296
3.500%	01/01/46	216	202,787
3.500%	03/01/46	181	167,607
3.500%	07/01/46	69	64,293
3.500%	12/01/46	363	338,476
3.500%	02/01/47	217	202,090
3.500%	03/01/47	52	48,994
3.500%	04/01/47	1,170	1,092,195
3.500%	05/01/47	273	256,111
3.500%	07/01/47	30	28,204
3.500%	11/01/47	358	334,219
3.500%	12/01/47	1,257	1,172,126
3.500%	01/01/48	217	202,514
3.500%	01/01/48	448	419,999
3.500%	02/01/48	165	153,948

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	04/01/48	76	$71,455
3.500%	08/01/48	761	709,620
3.500%	11/01/48	1,426	1,331,575
3.500%	12/01/48	178	166,114
3.500%	06/01/49	1,238	1,168,541
3.500%	07/01/49	158	146,585
3.500%	06/01/50	55	51,474
3.500%	07/01/50	437	406,812
3.500%	08/01/50	163	152,051
3.500%	08/01/50	164	152,642
3.500%	08/01/50	824	770,517
3.500%	01/01/51	531	492,199
3.500%	06/01/51	796	732,219
3.500%	11/01/51	1,762	1,623,598
3.500%	12/01/51	82	76,112
3.500%	12/01/51	393	360,517
3.500%	01/01/52	90	82,953
3.500%	01/01/52	344	317,596
3.500%	01/01/52	427	396,717
3.500%	03/01/52	1,362	1,265,368
3.500%	04/01/52	543	498,577
3.500%	04/01/52	617	566,216
3.500%	04/01/52	2,589	2,389,375
3.500%	05/01/52	710	656,982
3.500%	05/01/52	2,142	1,965,473
3.500%	06/01/52	563	516,522
3.500%	07/01/52	6,794	6,234,071
3.500%	01/01/53	488	447,300
3.520%	06/01/32	100	93,413
3.520%	11/01/32	1,715	1,594,611
3.560%	07/01/32	100	93,558
3.840%	07/01/32	100	95,447
3.880%	07/01/32	98	94,011
3.890%	07/01/32	200	188,791
3.980%	10/01/32	500	474,454
4.000%	TBA(tt)	900	851,168
4.000%	05/01/29	1	894
4.000%	10/01/30	6	6,069
4.000%	10/01/31	114	111,583
4.000%	04/01/33	179	176,854
4.000%	06/01/33	148	147,026
4.000%	09/01/33	63	62,904
4.000%	09/01/33	1,174	1,159,442
4.000%	10/01/33	181	179,085
4.000%	11/01/33	1,218	1,209,039
4.000%	02/01/34	80	79,669
4.000%	03/01/34	40	39,012
4.000%	03/01/34	44	42,944
4.000%	01/01/36	197	193,601
4.000%	07/01/37	28	26,940
4.000%	09/01/37	34	33,222
4.000%	03/01/38	23	22,826
4.000%	09/01/40	173	169,112
4.000%	10/01/40	437	426,519
4.000%	12/01/41	132	128,342
4.000%	01/01/42	568	552,510
4.000%	04/01/42	45	43,486
4.000%	04/01/42	47	45,668

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	05/01/42	63	$61,491
4.000%	05/01/42	264	256,504
4.000%	07/01/42	485	471,318
4.000%	10/01/42	259	251,645
4.000%	11/01/42	489	474,528
4.000%	12/01/42	43	41,419
4.000%	12/01/42	231	224,346
4.000%	04/01/43	50	48,781
4.000%	06/01/43	17	16,210
4.000%	06/01/43	20	19,565
4.000%	06/01/43	20	19,712
4.000%	06/01/43	32	31,335
4.000%	06/01/43	36	34,961
4.000%	06/01/43	40	39,132
4.000%	06/01/43	44	42,608
4.000%	06/01/43	45	43,792
4.000%	06/01/43	47	45,964
4.000%	06/01/43	50	49,032
4.000%	06/01/43	55	53,977
4.000%	06/01/43	59	57,007
4.000%	06/01/43	123	119,547
4.000%	06/01/43	131	127,364
4.000%	07/01/43	37	35,519
4.000%	07/01/43	125	121,423
4.000%	07/01/43	187	182,113
4.000%	07/01/43	194	188,870
4.000%	01/01/44	283	275,286
4.000%	04/01/44	561	545,037
4.000%	12/01/44	92	89,633
4.000%	01/01/45	321	309,954
4.000%	02/01/45	968	940,557
4.000%	03/01/45	48	46,581
4.000%	12/01/45	743	716,175
4.000%	03/01/46	281	271,513
4.000%	02/01/47	138	133,043
4.000%	04/01/47	302	291,234
4.000%	07/01/47	122	117,319
4.000%	07/01/47	539	519,720
4.000%	08/01/47	234	225,456
4.000%	09/01/47	170	163,325
4.000%	10/01/47	617	594,730
4.000%	11/01/47	157	150,982
4.000%	12/01/47	44	41,929
4.000%	05/01/48	287	276,208
4.000%	06/01/48	63	60,691
4.000%	06/01/48	470	451,782
4.000%	06/01/48	3,255	3,138,031
4.000%	07/01/48	2,150	2,069,459
4.000%	08/01/48	43	41,030
4.000%	08/01/48	62	59,804
4.000%	08/01/48	193	186,301
4.000%	09/01/48	102	97,720
4.000%	09/01/48	154	147,930
4.000%	09/01/48	5,546	5,339,837
4.000%	10/01/48	256	245,935
4.000%	11/01/48	59	56,452
4.000%	11/01/48	131	126,364
4.000%	12/01/48	16	14,899

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	12/01/48	755		$726,027
4.000%	12/01/48	3,020		2,903,429
4.000%	01/01/49	242		233,475
4.000%	01/01/49	358		346,988
4.000%	03/01/49	280		269,051
4.000%	03/01/49	5,895		5,671,913
4.000%	04/01/49	211		203,304
4.000%	04/01/49	3,509		3,350,589
4.000%	08/01/49	125		120,744
4.000%	01/01/50	473		455,025
4.000%	02/01/50	27		26,209
4.000%	04/01/50	2,483		2,387,918
4.000%	05/01/50	494		472,780
4.000%	01/01/51	60		57,465
4.000%	01/01/51	91		87,353
4.000%	01/01/51	101		97,313
4.000%	08/01/51	365		354,799
4.000%	04/01/52	700		664,670
4.000%	06/01/52	1,561		1,483,071
4.000%	07/01/52	888		839,977
4.000%	08/01/52	962		910,273
4.000%	02/01/56	1,409		1,339,553
4.000%	06/01/57	39		37,182
4.030%	06/01/28	1,212		1,194,870
4.060%	07/01/32	98		95,242
4.190%	04/01/28	1,525		1,511,953
4.210%	03/01/33	700		685,347
4.370%	05/01/28	572		572,988
4.410%	04/01/30	1,065		1,061,271
4.420%	04/01/33	99		98,460
4.460%	05/01/28	1,429		1,431,327
4.490%	06/01/28	200		201,120
4.500%	TBA	17,695		17,151,708
4.500%	04/01/24	—	(r)	496
4.500%	08/01/24	—	(r)	98
4.500%	09/01/24	—	(r)	68
4.500%	12/01/24	1		788
4.500%	02/01/25	—	(r)	274
4.500%	03/01/25	1		1,460
4.500%	04/01/25	—	(r)	171
4.500%	04/01/25	—	(r)	248
4.500%	04/01/25	—	(r)	355
4.500%	04/01/25	1		1,333
4.500%	04/01/25	3		2,681
4.500%	05/01/25	—	(r)	165
4.500%	05/01/25	—	(r)	225
4.500%	07/01/25	4		4,062
4.500%	09/01/25	1		573
4.500%	04/01/31	8		7,715
4.500%	05/01/31	26		26,009
4.500%	06/01/31	9		9,136
4.500%	11/01/31	12		11,899
4.500%	12/01/31	26		25,577
4.500%	12/01/31	103		102,037
4.500%	11/01/35	10		10,086
4.500%	12/01/37	1,172		1,173,313
4.500%	04/01/39	2		2,026
4.500%	04/01/39	3		3,221

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	05/01/39	190	$189,129
4.500%	06/01/39	7	6,882
4.500%	06/01/39	15	14,590
4.500%	08/01/39	27	27,194
4.500%	12/01/39	4	3,806
4.500%	06/01/40	26	26,067
4.500%	07/01/40	61	61,041
4.500%	08/01/40	17	17,002
4.500%	08/01/40	18	17,785
4.500%	12/01/40	298	297,469
4.500%	01/01/41	28	27,981
4.500%	02/01/41	23	22,703
4.500%	03/01/41	8	8,409
4.500%	04/01/41	1	925
4.500%	05/01/41	2	2,393
4.500%	05/01/41	3	2,877
4.500%	07/01/41	5	5,177
4.500%	07/01/41	26	25,650
4.500%	08/01/41	74	74,376
4.500%	09/01/41	24	23,661
4.500%	09/01/41	69	69,299
4.500%	10/01/41	6	5,565
4.500%	10/01/41	21	20,920
4.500%	10/01/41	42	42,373
4.500%	10/01/41	51	51,337
4.500%	10/01/41	159	158,511
4.500%	12/01/41	51	50,574
4.500%	01/01/42	6	5,654
4.500%	06/01/42	12	12,131
4.500%	09/01/42	20	20,109
4.500%	09/01/42	175	174,667
4.500%	11/01/42	33	33,388
4.500%	09/01/43	16	15,859
4.500%	09/01/43	33	32,576
4.500%	09/01/43	178	175,682
4.500%	10/01/43	86	85,131
4.500%	10/01/43	130	128,447
4.500%	10/01/43	246	244,547
4.500%	11/01/43	88	86,976
4.500%	11/01/43	667	659,040
4.500%	12/01/43	120	119,071
4.500%	01/01/44	59	58,441
4.500%	01/01/44	70	69,052
4.500%	01/01/44	75	74,385
4.500%	01/01/44	109	107,785
4.500%	02/01/44	24	24,187
4.500%	02/01/44	161	159,079
4.500%	02/01/44	311	308,200
4.500%	03/01/44	28	28,200
4.500%	03/01/44	77	77,100
4.500%	03/01/44	353	349,776
4.500%	04/01/44	16	16,030
4.500%	04/01/44	40	39,235
4.500%	04/01/44	44	44,213
4.500%	04/01/44	159	157,637
4.500%	04/01/44	247	246,064
4.500%	05/01/44	76	74,682
4.500%	01/01/45	48	47,819

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	01/01/45	266	$264,366
4.500%	05/01/45	227	225,709
4.500%	07/01/45	267	264,624
4.500%	09/01/45	73	72,850
4.500%	11/01/45	9	8,656
4.500%	11/01/45	71	70,874
4.500%	11/01/45	397	393,978
4.500%	12/01/45	130	128,735
4.500%	07/01/46	869	862,438
4.500%	08/01/46	173	171,435
4.500%	01/01/47	30	29,452
4.500%	03/01/47	159	157,281
4.500%	05/01/47	488	483,073
4.500%	07/01/47	65	64,683
4.500%	09/01/47	15	14,527
4.500%	10/01/47	18	17,374
4.500%	10/01/47	73	72,106
4.500%	11/01/47	12	11,494
4.500%	11/01/47	35	34,061
4.500%	11/01/47	233	230,652
4.500%	11/01/47	306	303,137
4.500%	11/01/47	537	533,853
4.500%	12/01/47	19	19,058
4.500%	12/01/47	62	61,856
4.500%	01/01/48	527	520,316
4.500%	02/01/48	29	28,174
4.500%	03/01/48	22	21,779
4.500%	03/01/48	30	29,253
4.500%	04/01/48	134	132,705
4.500%	05/01/48	29	28,950
4.500%	05/01/48	662	659,823
4.500%	05/01/48	1,753	1,733,473
4.500%	06/01/48	35	34,547
4.500%	06/01/48	87	86,269
4.500%	07/01/48	12	11,604
4.500%	07/01/48	66	64,718
4.500%	07/01/48	73	72,689
4.500%	08/01/48	424	418,853
4.500%	11/01/48	266	263,721
4.500%	11/01/48	333	328,565
4.500%	02/01/49	815	808,663
4.500%	07/01/49	99	97,455
4.500%	10/01/49	59	57,883
4.500%	01/01/50	477	476,457
4.500%	03/01/50	180	178,449
4.500%	05/01/50	201	196,947
4.500%	09/01/51	139	136,110
4.500%	09/01/52	368	358,945
4.500%	09/01/52	894	867,165
4.500%	10/01/52	927	899,206
4.500%	11/01/52	27,921	27,073,679
4.500%	03/01/53	2,575	2,496,722
4.500%	09/01/57	127	123,268
4.500%	08/01/58	43	42,353
4.510%	05/01/33	734	733,364
4.640%	10/01/33	679	684,733
4.680%	07/01/33	100	101,425
4.750%	04/01/28	475	481,736

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.840%	10/01/32	99		$101,053
5.000%	TBA	23,070		22,823,079
5.000%	03/01/36	3		2,679
5.000%	12/01/36	1		786
5.000%	01/01/39	6		6,553
5.000%	12/01/39	3		2,801
5.000%	01/01/40	2		1,734
5.000%	05/01/40	2		2,193
5.000%	05/01/40	10		9,954
5.000%	07/01/40	10		10,339
5.000%	11/01/40	198		200,806
5.000%	01/01/41	9		9,424
5.000%	01/01/41	28		28,757
5.000%	04/01/41	3		3,202
5.000%	05/01/41	2		1,593
5.000%	05/01/41	32		33,010
5.000%	05/01/41	55		56,255
5.000%	05/01/41	60		61,043
5.000%	05/01/41	98		99,719
5.000%	06/01/41	41		41,501
5.000%	07/01/41	582		591,061
5.000%	01/01/42	5		4,868
5.000%	12/01/43	1,095		1,112,377
5.000%	12/01/47	181		183,679
5.000%	09/01/48	196		197,473
5.000%	01/01/49	215		216,336
5.000%	01/01/49	300		300,990
5.000%	06/01/49	891		893,417
5.000%	08/01/49	244		246,607
5.000%	12/01/49	1,578		1,580,856
5.000%	06/01/52	87		86,541
5.000%	06/01/52	88		88,043
5.000%	07/01/52	253		251,321
5.000%	07/01/52	531		537,263
5.000%	09/01/52	2,929		2,899,716
5.000%	09/01/52	6,430		6,364,111
5.000%	10/01/52	375		371,302
5.000%	10/01/52	1,436		1,422,165
5.000%	10/01/52	2,644		2,618,949
5.000%	11/01/52	366		362,476
5.000%	01/01/53	286		283,009
5.000%	02/01/53	287		284,522
5.000%	06/01/53	98		97,655
5.000%	07/01/53	664		671,546
5.050%	10/01/28	300		308,569
5.065%	12/01/28	1,950		2,012,396
5.170%	12/01/33	300		315,907
5.340%	09/01/28	100		104,031
5.350%	07/01/33	100		106,403
5.500%	TBA	38,380		38,541,916
5.500%	04/01/24	—(r	)	113
5.500%	06/01/24	—(r	)	27
5.500%	07/01/28	3		2,736
5.500%	11/01/28	8		7,614
5.500%	04/01/30	3		3,431
5.500%	12/01/30	—(r	)	326
5.500%	11/01/32	—(r	)	314
5.500%	12/01/32	1		841

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	01/01/33	22		$22,628
5.500%	01/01/33	32		32,681
5.500%	04/01/33	11		11,405
5.500%	06/01/33	1		596
5.500%	07/01/33	6		6,595
5.500%	09/01/33	6		6,477
5.500%	10/01/33	13		12,975
5.500%	11/01/33	1		904
5.500%	11/01/33	1		1,118
5.500%	11/01/33	6		6,340
5.500%	11/01/33	6		6,399
5.500%	12/01/33	2		1,545
5.500%	12/01/33	7		7,575
5.500%	01/01/34	—(r	)	456
5.500%	02/01/34	1		550
5.500%	02/01/34	12		12,199
5.500%	03/01/34	1		1,505
5.500%	03/01/34	9		9,116
5.500%	04/01/34	1		942
5.500%	09/01/34	5		5,238
5.500%	12/01/34	1		540
5.500%	12/01/34	2		1,847
5.500%	12/01/34	5		5,003
5.500%	02/01/35	—(r	)	197
5.500%	03/01/35	11		11,766
5.500%	04/01/35	1		605
5.500%	05/01/35	2		1,914
5.500%	05/01/35	4		3,736
5.500%	10/01/35	6		6,059
5.500%	11/01/35	—(r	)	131
5.500%	12/01/35	6		6,587
5.500%	12/01/35	7		6,755
5.500%	01/01/36	1		592
5.500%	03/01/36	3		3,199
5.500%	07/01/36	3		2,867
5.500%	09/01/36	156		160,992
5.500%	11/01/36	2		2,324
5.500%	01/01/37	9		9,483
5.500%	02/01/37	8		8,319
5.500%	03/01/37	6		5,752
5.500%	04/01/37	2		1,964
5.500%	05/01/37	71		72,842
5.500%	06/01/37	3		2,847
5.500%	08/01/37	1		621
5.500%	08/01/37	1		952
5.500%	08/01/37	5		4,746
5.500%	08/01/37	7		7,640
5.500%	01/01/38	2,500		2,536,753
5.500%	03/01/38	6		6,533
5.500%	03/01/38	9		9,196
5.500%	05/01/38	1,205		1,221,983
5.500%	06/01/38	112		114,571
5.500%	08/01/38	103		105,771
5.500%	12/01/38	3		3,524
5.500%	09/01/39	4		4,227
5.500%	12/01/39	64		66,165
5.500%	05/01/40	11		11,462
5.500%	06/01/40	10		10,190

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	01/01/49	416		$423,242
5.500%	09/01/49	399		406,151
5.500%	04/01/50	383		389,701
5.500%	08/01/52	83		83,227
5.500%	10/01/52	1,506		1,518,252
5.500%	11/01/52	563		567,054
5.500%	11/01/52	809		814,663
5.500%	11/01/52	1,268		1,276,353
5.500%	11/01/52	1,861		1,873,570
5.500%	12/01/52	4,701		4,733,634
5.500%	02/01/53	483		490,126
5.500%	04/01/53	191		192,595
5.500%	04/01/53	380		382,730
5.500%	05/01/53	197		200,960
5.500%	05/01/53	287		288,745
5.500%	05/01/53	383		385,509
5.500%	06/01/53	786		790,466
5.500%	06/01/53	2,481		2,494,705
5.500%	07/01/53	194		195,331
5.500%	08/01/53	599		604,128
5.500%	09/01/53	1,270		1,275,836
5.500%	09/01/53	2,056		2,065,571
5.500%	09/01/56	1,280		1,328,895
6.000%	TBA(tt)	73,375		74,498,555
6.000%	11/01/28	—(r	)	404
6.000%	02/01/29	—(r	)	313
6.000%	03/01/32	—(r	)	443
6.000%	05/01/33	—(r	)	198
6.000%	01/01/34	10		10,502
6.000%	11/01/35	4		4,177
6.000%	12/01/35	2		1,730
6.000%	04/01/36	3		2,872
6.000%	07/01/36	1		1,508
6.000%	08/01/36	—(r	)	27
6.000%	08/01/36	2		1,553
6.000%	08/01/36	9		9,287
6.000%	09/01/36	—(r	)	109
6.000%	09/01/36	—(r	)	314
6.000%	09/01/36	1		577
6.000%	09/01/36	1		855
6.000%	09/01/36	8		8,401
6.000%	10/01/36	1		896
6.000%	10/01/36	4		4,356
6.000%	10/01/36	9		9,018
6.000%	11/01/36	—(r	)	101
6.000%	11/01/36	1		1,040
6.000%	11/01/36	2		1,878
6.000%	11/01/36	6		6,457
6.000%	11/01/36	7		7,350
6.000%	12/01/36	—(r	)	134
6.000%	12/01/36	—(r	)	222
6.000%	12/01/36	—(r	)	430
6.000%	12/01/36	2		2,326
6.000%	12/01/36	4		4,301
6.000%	12/01/36	9		9,253
6.000%	01/01/37	—(r	)	366
6.000%	01/01/37	1		535
6.000%	01/01/37	3		3,290

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	01/01/37	6		$5,976
6.000%	01/01/37	9		9,350
6.000%	01/01/37	687		717,546
6.000%	02/01/37	8		8,101
6.000%	02/01/37	143		149,083
6.000%	03/01/37	8		8,388
6.000%	03/01/37	15		15,432
6.000%	03/01/37	70		72,208
6.000%	05/01/37	1		1,449
6.000%	05/01/37	7		6,893
6.000%	05/01/37	8		8,731
6.000%	06/01/37	1		751
6.000%	08/01/37	1		1,125
6.000%	08/01/37	4		3,798
6.000%	08/01/37	5		4,731
6.000%	08/01/37	14		14,293
6.000%	09/01/37	14		14,434
6.000%	10/01/37	—(r	)	218
6.000%	07/01/41	442		461,622
6.000%	12/01/52	711		723,783
6.000%	01/01/53	178		181,383
6.000%	01/01/53	2,488		2,527,187
6.000%	03/01/53	94		95,626
6.000%	04/01/53	93		94,549
6.000%	05/01/53	474		483,999
6.000%	05/01/53	1,523		1,569,726
6.000%	06/01/53	92		93,447
6.000%	06/01/53	578		592,742
6.000%	07/01/53	287		296,900
6.000%	07/01/53	769		785,004
6.500%	TBA	12,140		12,440,180
6.500%	10/01/36	331		346,299
6.500%	05/01/40	915		961,601
6.500%	02/01/53	84		86,054
6.500%	02/01/53	91		93,351
6.500%	11/01/53	2,594		2,670,308
6.625%	11/15/30	1,950		2,242,375
7.000%	TBA	22,500		23,207,519
7.000%	04/01/37	57		59,162
7.000%	02/01/39	135		143,045
7.000%	02/01/39	193		203,077
Freddie Mac Coupon Strips
3.220%(s)	07/15/32	180		119,346
Government National Mortgage Assoc.
2.000%	TBA	12,925		10,942,325
2.000%	08/20/50	61		51,757
2.000%	10/20/50	2,764		2,340,088
2.000%	12/20/50	2,933		2,483,454
2.000%	01/20/51	1,189		1,007,557
2.000%	02/20/51	825		698,675
2.000%	03/20/51	1,147		948,035
2.000%	10/20/51	1,136		961,369
2.500%	TBA	16,600		14,519,854
2.500%	11/20/49	2,043		1,794,807
2.500%	09/20/50	265		232,614
2.500%	10/20/50	1,217		1,066,611
2.500%	11/20/50	926		811,848
2.500%	12/20/50	140		120,290

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	12/20/50	5,794	$5,076,981
2.500%	01/20/51	181	158,125
2.500%	03/20/51	2,169	1,896,395
2.500%	04/20/51	1,810	1,584,016
2.500%	05/20/51(k)	4,879	4,270,225
2.500%	06/20/51	328	283,474
2.500%	07/20/51	80	69,166
2.500%	07/20/51	1,916	1,676,909
2.500%	08/20/51	564	487,833
2.500%	10/20/51	413	356,894
2.500%	10/20/51	503	435,445
2.500%	10/20/51	1,255	1,085,563
2.500%	11/20/51	258	223,291
2.500%	11/20/51	746	652,083
2.500%	12/20/51	252	218,068
2.500%	12/20/51	436	376,789
2.500%	12/20/51	503	432,911
2.500%	08/20/52	354	309,419
2.500%	12/20/52	184	161,230
3.000%	TBA	1,500	1,357,965
3.000%	02/20/42	18	16,838
3.000%	09/15/42	395	360,556
3.000%	09/15/42	436	398,331
3.000%	10/15/42	487	438,873
3.000%	10/15/42	1,271	1,159,766
3.000%	11/15/42	1	1,237
3.000%	11/15/42	626	563,416
3.000%	12/20/44	19	17,688
3.000%	02/15/45	188	172,476
3.000%	01/20/46	68	62,257
3.000%	11/20/46	222	203,932
3.000%	02/20/47	102	93,914
3.000%	04/20/47	34	30,958
3.000%	01/20/50	1,254	1,143,913
3.000%	02/20/50	110	100,365
3.000%	03/20/50	44	38,802
3.000%	09/20/50	322	292,848
3.000%	01/20/51	10,178	9,266,282
3.000%	02/20/51	100	91,539
3.000%	04/20/51	7,820	7,102,755
3.000%	05/20/51	646	586,485
3.000%	08/20/51	10,801	9,797,831
3.000%	09/20/51	3,042	2,754,999
3.000%	10/20/51	1,155	1,046,020
3.000%	01/20/52	763	691,725
3.000%	03/20/52	91	81,573
3.000%	03/20/52	386	346,984
3.000%	03/20/52	812	727,816
3.000%	04/20/52	84	74,634
3.000%	04/20/52	541	476,447
3.000%	04/20/52	737	652,132
3.000%	07/20/52	3,678	3,329,110
3.000%	12/20/52	195	176,992
3.000%	04/20/53	93	84,849
3.500%	TBA	13,896	12,940,650
3.500%	09/15/41	21	19,886
3.500%	11/15/41	2	1,613
3.500%	11/15/41	15	14,187

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	01/15/42	5	$4,636
3.500%	01/15/42	86	81,171
3.500%	02/15/42	14	13,475
3.500%	03/15/42	5	5,163
3.500%	03/15/42	49	46,551
3.500%	05/15/42	16	15,022
3.500%	06/15/42	10	9,663
3.500%	07/15/42	9	8,684
3.500%	07/15/42	9	8,920
3.500%	07/15/42	21	19,411
3.500%	07/15/42	22	21,161
3.500%	08/15/42	11	10,294
3.500%	01/15/43	11	10,081
3.500%	02/15/43	16	15,119
3.500%	04/15/43	20	18,815
3.500%	04/15/43	107	101,233
3.500%	04/20/43	223	211,702
3.500%	05/15/43	6	5,238
3.500%	05/15/43	7	7,022
3.500%	05/15/43	8	7,426
3.500%	05/15/43	34	32,096
3.500%	05/20/43	590	560,385
3.500%	07/15/43	54	51,321
3.500%	10/15/43	32	29,865
3.500%	11/15/43	6	5,738
3.500%	12/15/43	83	78,276
3.500%	01/15/44	23	21,924
3.500%	02/20/44	788	747,813
3.500%	06/20/44	81	76,617
3.500%	03/20/45	92	86,832
3.500%	04/20/45	153	145,078
3.500%	05/20/45	76	71,530
3.500%	07/20/45	30	28,060
3.500%	08/20/45	40	37,704
3.500%	10/20/45	64	60,285
3.500%	11/20/45	154	145,268
3.500%	12/20/45	332	313,232
3.500%	01/20/46	71	67,354
3.500%	01/20/46	157	148,512
3.500%	03/20/46	811	764,635
3.500%	04/20/46	414	390,619
3.500%	05/20/46	331	311,872
3.500%	06/20/46	329	310,220
3.500%	07/20/46	484	456,217
3.500%	09/20/46	14	13,147
3.500%	09/20/46	306	287,717
3.500%	10/20/46	62	58,480
3.500%	10/20/46	72	68,081
3.500%	10/20/46	86	80,400
3.500%	10/20/46	125	117,434
3.500%	05/20/47	133	125,281
3.500%	09/20/47	1,272	1,198,026
3.500%	03/20/48	33	30,850
3.500%	04/20/48	13	12,399
3.500%	06/15/48	232	219,013
3.500%	08/20/48	624	586,915
3.500%	09/20/48	1,178	1,108,721
3.500%	11/20/48	380	357,663

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	02/20/49	1,202	$1,128,440
3.500%	05/15/50	264	247,751
3.500%	06/20/50	2,076	1,950,750
3.500%	11/20/50	1,080	1,016,291
3.500%	01/20/52	208	193,634
3.500%	03/20/52	369	340,167
3.500%	07/20/52	663	616,677
3.500%	12/20/52	1,913	1,780,545
4.000%	TBA	16,295	15,556,674
4.000%	04/20/39	13	12,474
4.000%	07/20/39	112	109,619
4.000%	01/20/40	71	69,503
4.000%	10/20/40	175	171,693
4.000%	12/20/40	705	691,427
4.000%	01/20/41	26	25,246
4.000%	02/20/41	77	75,270
4.000%	03/15/41	99	96,654
4.000%	12/20/46	275	265,706
4.000%	05/20/47	106	102,380
4.000%	06/20/47	817	787,925
4.000%	07/20/47	192	185,374
4.000%	09/20/47	1,159	1,119,324
4.000%	11/20/47	303	292,420
4.000%	12/20/47	277	267,302
4.000%	01/20/48	828	799,806
4.000%	03/20/48	696	672,266
4.000%	05/20/48	109	104,897
4.000%	02/20/49	450	435,684
4.000%	03/20/49	114	109,620
4.000%	04/20/49	99	95,556
4.000%	10/20/49	115	111,719
4.000%	11/20/49	832	796,182
4.000%	01/20/50	102	99,723
4.000%	02/20/50	88	86,285
4.000%	05/20/50	43	41,849
4.000%	06/20/52	181	173,115
4.000%	06/20/52	187	179,659
4.000%	06/20/52	2,509	2,394,119
4.000%	07/20/52	1,921	1,832,478
4.000%	08/20/52	140	133,727
4.500%	TBA	720	702,677
4.500%	12/20/39	12	11,544
4.500%	01/20/40	145	144,976
4.500%	02/20/40	12	11,523
4.500%	05/20/40	422	422,308
4.500%	07/20/40	5	4,675
4.500%	09/20/40	5	5,016
4.500%	09/20/40	6	6,134
4.500%	10/20/40	9	8,656
4.500%	12/20/40	194	193,770
4.500%	01/20/41	31	31,147
4.500%	07/20/41	41	40,756
4.500%	07/20/41	202	201,895
4.500%	02/20/42	229	229,501
4.500%	11/20/46	48	47,929
4.500%	03/15/47	70	69,237
4.500%	04/15/47	57	56,072
4.500%	04/15/47	82	81,308

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	05/15/47	61	$60,175
4.500%	08/20/47	315	312,017
4.500%	04/20/48	466	461,330
4.500%	05/20/48	18	18,095
4.500%	06/20/48	506	500,089
4.500%	07/20/48	127	125,401
4.500%	08/20/48	329	325,099
4.500%	09/20/48	96	95,184
4.500%	10/20/48	320	315,837
4.500%	12/20/48	146	144,657
4.500%	01/20/49	374	369,255
4.500%	02/20/49	269	265,517
4.500%	03/20/49	953	941,451
4.500%	04/20/49	47	46,437
4.500%	05/20/49	63	62,376
4.500%	02/20/50	196	193,265
4.500%	03/20/50	130	128,075
4.500%	08/20/50	199	196,500
4.500%	11/20/50	409	399,339
4.500%	12/20/50	195	192,804
4.500%	05/20/52	343	335,238
4.500%	08/20/52	93	91,144
4.500%	08/20/52	978	954,666
4.500%	09/20/52	648	635,318
4.500%	09/20/52	869	847,873
4.500%	10/20/52	3,924	3,829,803
5.000%	TBA	3,300	3,276,801
5.000%	04/15/38	26	26,438
5.000%	08/15/38	58	58,757
5.000%	10/15/38	5	4,597
5.000%	10/15/38	183	184,798
5.000%	12/15/38	77	77,377
5.000%	01/15/39	26	25,886
5.000%	02/15/39	46	45,902
5.000%	02/15/39	50	50,474
5.000%	02/15/39	76	76,636
5.000%	02/15/39	174	175,678
5.000%	03/15/39	237	239,274
5.000%	04/15/39	67	68,067
5.000%	04/15/39	75	75,525
5.000%	05/15/39	65	65,767
5.000%	05/15/39	219	221,373
5.000%	11/15/39	99	99,535
5.000%	04/15/40	953	954,709
5.000%	05/15/40	55	55,390
5.000%	05/20/40	898	914,092
5.000%	06/20/40	713	725,697
5.000%	07/20/40	15	15,461
5.000%	07/20/40	304	309,339
5.000%	09/15/40	250	252,061
5.000%	09/20/40	82	83,687
5.000%	11/20/40	70	71,713
5.000%	10/20/47	19	19,208
5.000%	05/20/48	65	65,149
5.000%	10/20/48	407	409,860
5.000%	11/20/48	134	135,190
5.000%	12/20/48	182	183,338
5.000%	01/20/49	616	619,119

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	04/20/49	192	$192,727
5.000%	09/20/49	108	108,622
5.000%	11/20/49	98	98,575
5.000%	01/20/50	126	126,825
5.000%	06/20/52	1,545	1,536,008
5.000%	09/20/52	188	189,409
5.000%	10/20/52	468	464,773
5.000%	11/20/52	756	750,953
5.000%	12/20/52	1,993	1,980,425
5.000%	01/20/53	472	471,614
5.000%	05/20/53	292	290,230
5.000%	08/20/53	300	298,186
5.000%	08/20/53	1,082	1,078,988
5.500%	TBA	15,275	15,384,827
5.500%	06/15/36	14	14,237
5.500%	11/20/52	934	941,112
5.500%	02/20/53	289	292,056
5.500%	03/20/53	578	582,248
5.500%	04/20/53	1,945	1,959,039
5.500%	07/20/53	99	99,762
5.500%	07/20/53	297	300,606
5.500%	08/20/53	498	502,723
5.500%	08/20/53	1,395	1,410,057
6.000%	TBA	1,100	1,118,434
6.000%	08/20/40	22	22,511
6.000%	01/20/41	9	9,053
6.000%	04/20/41	1	1,321
6.000%	06/20/41	29	30,076
6.000%	07/20/41	27	28,832
6.000%	12/20/41	11	11,417
6.000%	02/20/42	11	11,536
6.500%	TBA	200	204,227
6.500%	TBA	500	511,816
6.500%	10/20/37	126	133,595
6.500%	09/20/53	198	204,743
6.500%	11/20/53	200	207,577
Government National Mortgage Assoc., 1 Month RFUCCT + 1.632% (Cap 11.88 4%, Floor 1.632%)
7.015%(c)	11/20/60	350	354,418
Government National Mortgage Assoc., 1 Month RFUCCT + 1.735% (Cap 12.052%, Floor 1.735%)
7.141%(c)	07/20/60	631	637,629
Government National Mortgage Assoc., 1 Month RFUCCT + 2.081% (Cap 12.368%, Floor 2.081%)
7.366%(c)	09/20/60	478	479,919
Government National Mortgage Assoc., 1 Month RFUCCT + 2.400% (Cap 12.644%, Floor 2.400%)
7.806%(c)	04/20/60	595	610,299
Resolution Funding Corp. Principal Strips
3.479%(s)	04/15/30	55	41,914
Tennessee Valley Authority, Sr. Unsec’d. Notes
4.875%	01/15/48	1,031	1,052,120
5.250%	09/15/39	760	806,789
Tennessee Valley Authority Generic Strips, Bonds
2.705%(s)	09/15/30	492	361,148
2.897%(s)	03/15/33	123	79,673

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,309,182,045)			1,258,131,446

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS — 8.2%
U.S. Treasury Bonds
1.250%	05/15/50	12,610	$6,815,311
1.875%	11/15/51	34,685	21,981,619
2.000%	11/15/41(k)	3,280	2,377,488
2.000%	02/15/50	8	5,276
2.000%	08/15/51	10,020	6,561,534
2.375%	05/15/51	18,375	13,149,609
2.500%	02/15/45(k)	28,667	21,733,169
2.750%	08/15/47	18,405	14,364,527
2.750%	11/15/47	11,102	8,660,983
3.000%	02/15/48	24,352	19,884,930
3.000%	02/15/49	11,235	9,163,547
3.375%	11/15/48	5,130	4,479,131
3.625%	05/15/53	6,690	6,201,839
4.125%	08/15/53	1,950	1,976,508
4.375%	08/15/43	34,390	35,169,148
4.750%	11/15/43	4,010	4,308,870
4.750%	11/15/53	6,730	7,569,147
U.S. Treasury Inflation Indexed Bonds, TIPS
0.250%	02/15/50	15,880	10,389,591
1.125%	01/15/33(k)	6,073	5,752,892
1.375%	07/15/33	10,262	9,959,794
1.500%	02/15/53	104	94,209
U.S. Treasury Notes
1.250%	08/15/31	40	33,125
1.875%	02/15/32	31,995	27,520,699
3.375%	05/15/33	11,710	11,245,259
3.875%	12/31/29	50,535	50,463,935
4.375%	11/30/30	4,890	5,031,352
4.500%	11/15/33	500	525,313
5.000%	09/30/25	10	10,103
U.S. Treasury Strips Coupon
1.497%(s)	08/15/41	4,494	2,085,146
2.380%(s)	02/15/42(h)	40,000	18,098,438
2.384%(s)	02/15/43	5,925	2,552,379
3.930%(s)	02/15/41	1,150	549,260

TOTAL U.S. TREASURY OBLIGATIONS (cost $359,725,753)			328,714,131

		Shares

UNAFFILIATED EXCHANGE-TRADED FUNDS — 3.1%
iShares Core U.S. Aggregate Bond ETF		620,379	61,572,616
Vanguard Total Bond Market ETF		839,314	61,731,544

TOTAL UNAFFILIATED EXCHANGE-TRADED FUNDS (cost $131,823,753)			123,304,160

TOTAL LONG-TERM INVESTMENTS (cost $4,231,824,434)			4,022,922,596

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

		Shares	Value

SHORT-TERM INVESTMENTS — 7.9%

AFFILIATED MUTUAL FUNDS — 4.2%
PGIM Core Government Money Market Fund(wb)		90,666,604	$90,666,604
PGIM Institutional Money Market Fund (cost $76,694,627; includes $76,276,196 of cash collateral for securities on loan)(b)(wb)		76,721,043	76,690,355

TOTAL AFFILIATED MUTUAL FUNDS (cost $167,361,231)			167,356,959

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(n) — 0.1%
U.S. Treasury Bills
5.331%	03/14/24	3,370	3,335,077
5.313%	04/16/24	1,800	1,772,719

TOTAL U.S. TREASURY OBLIGATIONS (cost $5,106,384)			5,107,796

		Shares
UNAFFILIATED FUND — 3.6%
Dreyfus Government Cash Management (Institutional Shares)		142,910,831	142,910,831

(cost $142,910,831)

OPTIONS PURCHASED*~ — 0.0% (cost $480,851)			291,441

TOTAL SHORT-TERM INVESTMENTS (cost $315,859,297)			315,667,027

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—109.0% (cost $4,547,683,731)			4,338,589,623

OPTIONS WRITTEN*~ — (0.0)% (premiums received $329,793)			(324,538)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—109.0% (cost $4,547,353,938)			4,338,265,085
Liabilities in excess of other assets(z) — (9.0)%			(357,954,672)

NET ASSETS — 100.0%			$3,980,310,413

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Options with maturity dates greater than one year from date of acquisition would be considered long-term investments.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $5,378,287 and 0.1% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $74,871,060; cash collateral of $76,276,196 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $3,840,715. The aggregate value of $3,607,468 is 0.1% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $82,430,000 is 2.1% of net assets.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward Commitment Contracts:

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	1.500%	TBA	01/16/24	$(325)	$(253,094)
Federal National Mortgage Assoc.	2.000%	TBA	01/18/24	(2,375)	(2,128,965)
Federal National Mortgage Assoc.	2.500%	TBA	01/16/24	(3,500)	(2,977,187)
Federal National Mortgage Assoc.	3.000%	TBA	01/16/24	(18,669)	(16,512,585)
Federal National Mortgage Assoc.	4.000%	TBA	01/16/24	(19,799)	(18,724,750)
Federal National Mortgage Assoc.	4.000%	TBA	02/13/24	(1,000)	(946,601)
Federal National Mortgage Assoc.	4.500%	TBA	01/18/24	(755)	(751,225)
Federal National Mortgage Assoc.	5.500%	TBA	01/18/24	(1,000)	(1,014,180)
Government National Mortgage Assoc.	3.000%	TBA	01/22/24	(7,709)	(6,979,035)
Government National Mortgage Assoc.	5.000%	TBA	01/22/24	(7,615)	(7,561,466)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $56,622,089)					$(57,849,088)

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
5 Year U.S. Treasury Notes Futures	Call	01/26/24	$109.00	95	95	$51,953
3 Month CME SOFR	Put	03/15/24	$94.50	288	720	3,600
3 Month CME SOFR	Put	04/12/24	$94.75	298	745	14,900
3 Month CME SOFR	Put	12/13/24	$96.00	184	460	179,400

Total Exchange Traded (cost $358,529)						$249,853

OTC Traded
Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs CAD	Call	BNP	03/21/24	1.37	—	5,460	$8,103
Currency Option USD vs CHF	Call	GSB	03/15/24	0.85	—	4,211	26,115
Currency Option USD vs EUR	Call	JPM	02/02/24	1.06	—	4,406	1,049
Currency Option USD vs EUR	Call	JPM	02/06/24	1.06	—	2,779	1,251
Currency Option USD vs EUR	Call	BNP	02/22/24	1.06	—	5,300	5,070

Total OTC Traded (cost $122,322)							$41,588

Total Options Purchased (cost $480,851)							$291,441

Options Written:

Exchange Traded
Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
3 Month CME SOFR	Call	12/13/24	$97.13	184	460	$(113,850)
5 Year U.S. Treasury Notes Futures	Call	01/26/24	$110.25	95	95	(18,555)
10 Year U.S. Treasury Notes Futures	Call	01/26/24	$114.00	63	63	(30,515)
10 Year U.S. Treasury Notes Futures	Call	01/26/24	$114.50	63	63	(22,640)
20 Year U.S. Treasury Notes Futures	Call	01/26/24	$126.00	14	14	(18,594)
3 Month CME SOFR	Put	12/13/24	$95.50	184	460	(92,000)

Total Exchange Traded (premiums received $305,795)						$(296,154)

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Options Written (continued):

OTC Traded
Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs MXN	Put	MSCS	02/22/24	16.80	—	3,228	$(28,384)

(premiums received $23,998)
Total Options Written (premiums received $329,793)							$(324,538)

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
29	3 Month CME SOFR	Mar. 2024	$6,861,581	$3,829
10	3 Month CME SOFR	Jun. 2024	2,375,375	9,357
10	3 Month CME SOFR	Sep. 2024	2,387,125	16,232
243	3 Month CME SOFR	Mar. 2025	58,484,025	353,480
33	3 Month CME SOFR	Jun. 2025	7,967,850	74,731
603	3 Month CME SOFR	Mar. 2026	146,129,513	1,206,000
1,015	2 Year U.S. Treasury Notes	Mar. 2024	209,002,773	2,128,376
36	5 Year Euro-Bobl	Mar. 2024	4,740,450	63,529
7,231	5 Year U.S. Treasury Notes	Mar. 2024	786,540,745	16,998,218
76	10 Year U.K. Gilt	Mar. 2024	9,944,055	557,730
606	10 Year U.S. Treasury Notes	Mar. 2024	68,411,722	735,076
376	10 Year U.S. Ultra Treasury Notes	Mar. 2024	44,373,877	2,085,675
1,343	20 Year U.S. Treasury Bonds	Mar. 2024	167,791,063	12,358,508
744	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	99,393,750	8,482,713
18	Australian Dollar Currency	Mar. 2024	1,229,490	44,343
2	British Pound Currency	Mar. 2024	159,388	2,720
14	Euro Currency	Mar. 2024	1,938,125	43,015
63	Euro-OAT	Mar. 2024	9,146,369	267,680
88	Japanese Yen Currency	Mar. 2024	7,893,600	259,814
546	Mexican Peso	Mar. 2024	15,899,520	353,395

				46,044,421

Short Positions:
475	3 Month CME SOFR	Mar. 2024	112,387,969	883,918
147	3 Month CME SOFR	Jun. 2024	34,918,013	(149,975)
1,198	2 Year U.S. Treasury Notes	Mar. 2024	246,685,046	(2,572,993)
24	5 Year Euro-Bobl	Mar. 2024	3,160,300	(51,820)
64	10 Year Euro-Bund	Mar. 2024	9,694,977	(284,030)
22	10 Year Japanese Bonds	Mar. 2024	22,890,922	(207,643)
4,980	10 Year U.S. Treasury Notes	Mar. 2024	562,195,337	(17,982,532)
319	10 Year U.S. Ultra Treasury Notes	Mar. 2024	37,646,986	(1,624,220)
35	30 Year Euro Buxl	Mar. 2024	5,475,813	(421,822)
12	Canadian Dollar Currency	Mar. 2024	907,500	(23,130)
13	Euro Schatz Index	Mar. 2024	1,529,065	(9,770)

				(22,444,017)

				$23,600,404

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/24	BNP	AUD	23,973	$15,255,794	$16,348,232	$1,092,438	$—
Expiring 01/19/24	BNP	AUD	10	6,445	6,820	375	—
Canadian Dollar,
Expiring 01/19/24	BOA	CAD	11,148	8,183,791	8,416,030	232,239	—
Euro,
Expiring 01/19/24	BNP	EUR	2,555	2,728,536	2,823,035	94,499	—
Indian Rupee,
Expiring 01/19/24	MSCS	INR	5,329	63,800	63,969	169	—
Indonesian Rupiah,
Expiring 01/19/24	BNP	IDR	10,888,071	701,551	707,310	5,759	—
Expiring 01/19/24	BNP	IDR	6,720,444	423,175	436,573	13,398	—
Expiring 01/19/24	CITI	IDR	29,445,780	1,855,320	1,912,855	57,535	—
Expiring 01/19/24	CITI	IDR	25,665,382	1,618,858	1,667,272	48,414	—
Expiring 01/19/24	JPM	IDR	64,646,410	4,070,420	4,199,555	129,135	—
Expiring 01/19/24	JPM	IDR	23,381,860	1,471,751	1,518,930	47,179	—
Expiring 01/19/24	MSCS	IDR	2,112,490	132,586	137,232	4,646	—
Japanese Yen,
Expiring 01/19/24	MSCS	JPY	1,448,562	9,832,352	10,307,403	475,051	—
Mexican Peso,
Expiring 01/19/24	JPM	MXN	29,000	1,653,701	1,701,631	47,930	—
Expiring 01/19/24	MSCS	MXN	18,547	1,065,505	1,088,265	22,760	—
South African Rand,
Expiring 01/19/24	GSB	ZAR	15,477	805,053	844,530	39,477	—

				$49,868,638	$52,179,642	2,311,004	—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 01/12/24	BNP	GBP	4,738	$5,961,820	$6,040,044	$—	$(78,224)
Expiring 01/19/24	BNP	GBP	4,515	5,518,383	5,755,772	—	(237,389)
Chinese Renminbi,
Expiring 01/19/24	JPM	CNH	61,159	8,425,732	8,595,628	—	(169,896)
Euro,
Expiring 01/12/24	DB	EUR	493	538,215	544,069	—	(5,854)
Expiring 01/12/24	JPM	EUR	37,268	40,810,634	41,165,213	—	(354,579)
Expiring 01/19/24	BNP	EUR	735	779,312	812,173	—	(32,861)
Indonesian Rupiah,
Expiring 01/19/24	JPM	IDR	206,225,530	13,153,816	13,396,807	—	(242,991)
Mexican Peso,
Expiring 01/19/24	JPM	MXN	382,729	20,854,641	22,457,344	—	(1,602,703)
Expiring 01/19/24	JPM	MXN	7,550	408,352	443,011	—	(34,659)
South African Rand,
Expiring 01/19/24	GSB	ZAR	7,850	413,885	428,345	—	(14,460)
Expiring 01/19/24	GSB	ZAR	7,627	402,211	416,185	—	(13,974)

				$97,267,001	$100,054,591	—	(2,787,590)

						$2,311,004	$(2,787,590)

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Cross currency exchange contracts outstanding at December 31, 2023:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
01/19/24	Buy	NOK	48,181	EUR	4,161	$147,781	$—	MSCS

Credit default swap agreements outstanding at December 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Apache Corp.	06/20/26	1.000%(Q)	465	0.720%	$(13,621)	$3,205	$16,826
Apache Corp.	12/20/26	1.000%(Q)	3,241	0.850%	(56,779)	14,633	71,412
Apache Corp.	12/20/28	1.000%(Q)	188	1.383%	(3,807)	(3,107)	700

					$(74,207)	$14,731	$88,938

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Buy Protection(1):
Republic of Italy	12/20/27	1.000%(Q)	EUR	1,235	$(30,583)	$(37,071)	$6,488	BARC

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.HY.41.V1	12/20/28	5.000%(Q)	16,638	$(113,310)	$(998,293)	$(884,983)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.IG.41.V1	12/20/28	1.000%(Q)	124,428	0.567%	$1,543,006	$2,455,018	$912,012

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2023:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
GBP	3,490	05/08/27	1.050%(A)	1 Day SONIA(1)(A)/ 5.187%	$152,757	$466,806	$314,049
GBP	825	05/08/32	1.150%(A)	1 Day SONIA(1)(A)/ 5.187%	36,002	187,443	151,441
JPY	1,200,700	05/09/46	0.641%(A)	1 Day TONAR(2)(A)/ (0.039)%	(147,295)	(1,187,085)	(1,039,790)
JPY	995,390	10/27/53	1.750%(A)	1 Day TONAR(1)(A)/ (0.039)%	—	(570,690)	(570,690)
MXN	251,640	07/20/29	7.440%(M)	28 Day Mexican Interbank Rate(2)(M)/ 11.503%	97,740	(725,934)	(823,674)
	183,809	01/31/24	5.410%(T)	1 Day USOIS(1)(T)/ 5.330%	—	(17,733)	(17,733)
	63,025	08/31/24	5.384%(T)	1 Day SOFR(2)(T)/ 5.380%	—	120,665	120,665
	6,996	03/08/25	4.946%(A)	1 Day SOFR(2)(A)/ 5.380%	—	14,113	14,113
	9,116	03/09/25	5.110%(A)	1 Day SOFR(2)(A)/ 5.380%	—	47,773	47,773
	31,020	08/31/25	4.805%(A)	1 Day SOFR(1)(A)/ 5.380%	—	(199,845)	(199,845)
	1,645	09/25/26	4.699%(A)	1 Day SOFR(1)(A)/ 5.380%	304	(33,978)	(34,282)
	3,865	05/31/28	3.950%(A)	1 Day SOFR(2)(A)/ 5.380%	10,619	69,537	58,918
	5,351	02/15/47	1.520%(A)	1 Day SOFR(1)(A)/ 5.380%	(165,457)	1,796,270	1,961,727
	11,902	02/15/48	3.050%(A)	1 Day SOFR(1)(A)/ 5.380%	444,443	938,843	494,400
	20,650	05/15/48	3.150%(A)	1 Day SOFR(1)(A)/ 5.380%	(428,537)	1,187,162	1,615,699
	5,855	03/15/53	2.880%(A)	1 Day SOFR(1)(A)/ 5.380%	66,483	598,649	532,166
	9,925	03/15/53	2.970%(A)	1 Day SOFR(1)(A)/ 5.380%	5,853	843,406	837,553
	1,105	06/21/53	3.250%(A)	1 Day SOFR(1)(A)/ 5.380%	(11,818)	28,724	40,542
	8,665	09/20/53	3.590%(A)	1 Day SOFR(1)(A)/ 5.380%	36,885	(380,452)	(417,337)

					$97,979	$3,183,674	$3,085,695

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreement:
BRL63,340	01/02/29	10.230%(T)	1 Day BROIS(2)(T)/ 0.044%	$49,915	$—	$49,915	JPM

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
iBoxx US Dollar Liquid Investment Grade Index(Q)	1 Day SOFR(T)/5.380%	BNP	06/20/24	(13,000)	$(655,114)	$—	$(655,114)
Total Return Benchmark Bond Index(T)	1 Day USOIS -54bps(T)/ 4.790%	JPM	03/20/24	(6,401)	(660,562)	—	(660,562)
U.S. Treasury Bond(T)	1 Day USOIS +18bps(T)/ 5.510%	JPM	02/05/24	14,560	(244,073)	—	(244,073)

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Total return swap agreements outstanding at December 31, 2023 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
U.S. Treasury Bond(T)	1 Day USOIS +18bps(T)/ 5.510%	JPM	02/12/24	28,570	$37,316	$—	$37,316
U.S. Treasury Bond(T)	1 Day USOIS +18bps(T)/ 5.510%	JPM	02/21/24	41,895	732,142	—	732,142

					$(790,291)	$—	$(790,291)

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$(37,071)	$825,861	$(1,559,749)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$—	$516,207
GS	13,241,444	10,146,992
JPS	—	5,783,001

Total	$13,241,444	$16,446,200

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$130,534,438	$—
Collateralized Debt Obligation	—	1,461,129	—
Collateralized Loan Obligations	—	218,383,971	—
Consumer Loans	—	20,949,099	—
Credit Cards	—	7,248,597	—
Equipment	—	4,289,662	—
Home Equity Loans	—	4,766,621	—
Other	—	70,470,834	—

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Asset-Backed Securities (continued)
Residential Mortgage-Backed Securities	$—	$6,760,346	$3,097,037
Small Business Loan	—	850,262	—
Student Loans	—	12,046,777	—
Commercial Mortgage-Backed Securities	—	252,972,948	—
Corporate Bonds	—	1,226,946,503	1,525,615
Floating Rate and Other Loans	—	21,783,881	755,635
Municipal Bonds	—	23,711,664	—
Residential Mortgage-Backed Securities	—	233,781,205	—
Sovereign Bonds	—	70,436,635	—
U.S. Government Agency Obligations	—	1,258,131,446	—
U.S. Treasury Obligations	—	328,714,131	—
Unaffiliated Exchange-Traded Funds	123,304,160	—	—
Short-Term Investments
Affiliated Mutual Funds	167,356,959	—	—
U.S. Treasury Obligations	—	5,107,796	—
Unaffiliated Fund	142,910,831	—	—
Options Purchased	249,853	41,588	—

Total	$433,821,803	$3,899,389,533	$5,378,287

Liabilities
Options Written	$(296,154)	$(28,384)	$—

Other Financial Instruments*
Assets
Futures Contracts	$46,928,339	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	2,311,004	—
OTC Cross Currency Exchange Contracts	—	147,781	—
Centrally Cleared Credit Default Swap Agreements	—	1,000,950	—
Centrally Cleared Interest Rate Swap Agreements	—	6,189,046	—
OTC Interest Rate Swap Agreement	—	49,915	—
OTC Total Return Swap Agreements	—	769,458	—

Total	$46,928,339	$10,468,154	$—

Liabilities
Forward Commitment Contracts	$—	$(57,849,088)	$—
Futures Contracts	(23,327,935)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(2,787,590)	—
Centrally Cleared Credit Default Swap Agreement	—	(884,983)	—
OTC Credit Default Swap Agreement	—	(30,583)	—
Centrally Cleared Interest Rate Swap Agreements	—	(3,103,351)	—
OTC Total Return Swap Agreements	—	(1,559,749)	—

Total	$(23,327,935)	$(66,215,344)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

U.S. Government Agency Obligations	31.6%
Banks	10.1
U.S. Treasury Obligations	8.3
Commercial Mortgage-Backed Securities	6.3
Residential Mortgage-Backed Securities	6.2

Collateralized Loan Obligations	5.5%
Affiliated Mutual Funds (1.9% represents investments purchased with collateral from securities on loan)	4.2
Unaffiliated Fund	3.6
Electric	3.4

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Industry Classification (continued):

Automobiles	3.3%
Unaffiliated Exchange-Traded Funds	3.1
Pipelines	2.2
Other	1.8
Sovereign Bonds	1.8
Oil & Gas	1.5
Diversified Financial Services	1.3
Media	1.1
Telecommunications	1.0
Pharmaceuticals	0.9
Insurance	0.9
Real Estate Investment Trusts (REITs)	0.8
Agriculture	0.8
Healthcare-Services	0.7
Municipal Bonds	0.6
Consumer Loans	0.5
Aerospace & Defense	0.5
Auto Manufacturers	0.5
Mining	0.4
Gas	0.4
Foods	0.4
Biotechnology	0.4
Software	0.4
Semiconductors	0.3
Chemicals	0.3
Student Loans	0.3
Lodging	0.3
Retail	0.3
Entertainment	0.3
Airlines	0.3
Commercial Services	0.2
Beverages	0.2
Credit Cards	0.2
Trucking & Leasing	0.2
Engineering & Construction	0.2
Internet	0.1

Healthcare-Products	0.1%
Cosmetics/Personal Care	0.1
Multi-National	0.1
Home Equity Loans	0.1
Equipment	0.1
Office/Business Equipment	0.1
Computers	0.1
Machinery-Diversified	0.1
Hand/Machine Tools	0.1
Forest Products & Paper	0.1
Home Builders	0.1
Leisure Time	0.1
Apparel	0.1
Transportation	0.0	*
Packaging & Containers	0.0	*
Environmental Control	0.0	*
Oil & Gas Services	0.0	*
Miscellaneous Manufacturing	0.0	*
Collateralized Debt Obligation	0.0	*
Iron/Steel	0.0	*
Small Business Loan	0.0	*
Auto Parts & Equipment	0.0	*
Building Materials	0.0	*
Holding Companies-Diversified	0.0	*
Options Purchased	0.0	*
Machinery-Construction & Mining	0.0	*
Distribution/Wholesale	0.0	*
Coal	0.0	*
Textiles	0.0	*

	109.0
Options Written	(0.0	)*
Liabilities in excess of other assets	(9.0)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$1,000,950	*	Due from/to broker-variation margin swaps	$884,983	*
Credit contracts	—	—		Premiums received for OTC swap agreements	37,071
Credit contracts	Unrealized appreciation on OTC swap agreements	6,488		—	—
Foreign exchange contracts	Due from/to broker-variation margin futures	703,287	*	Due from/to broker-variation margin futures	23,130	*

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unaffiliated investments	$41,588		Options written outstanding, at value	$28,384
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	147,781		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	2,311,004		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,787,590
Interest rate contracts	Due from/to broker-variation margin futures	46,225,052	*	Due from/to broker-variation margin futures	23,304,805	*
Interest rate contracts	Due from/to broker-variation margin swaps	6,189,046	*	Due from/to broker-variation margin swaps	3,103,351	*
Interest rate contracts	Unaffiliated investments	249,853		Options written outstanding, at value	296,154
Interest rate contracts	Unrealized appreciation on OTC swap agreements	819,373		Unrealized depreciation on OTC swap agreements	1,559,749

		$57,694,422			$32,025,217

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$—	$—	$(458,010)
Foreign exchange contracts	(345,600)	268,044	1,174,693	(4,166,259)	—
Interest rate contracts	(6,402,463)	10,705,714	(16,544,953)	—	7,340,470

Total	$(6,748,063)	$10,973,758	$(15,370,260)	$(4,166,259)	$6,882,460

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$707,560
Foreign exchange contracts	(81,664)	(4,386)	140,147	(367,651)	—
Interest rate contracts	58,108	189,091	21,112,207	—	(14,586,060)

Total	$(23,556)	$184,705	$21,252,354	$(367,651)	$(13,878,500)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 781,392

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Derivative Contract Type	Average Volume of Derivative Activities*
Options Written (2)	$ 44,901,746
Futures Contracts - Long Positions (2)	1,600,150,536
Futures Contracts - Short Positions (2)	1,327,625,806
Forward Foreign Currency Exchange Contracts - Purchased (3)	83,319,350
Forward Foreign Currency Exchange Contracts - Sold (3)	132,970,526
Cross Currency Exchange Contracts (4)	4,592,554
Interest Rate Swap Agreements (2)	313,975,413
Credit Default Swap Agreements - Buy Protection (2)	90,832,601
Credit Default Swap Agreements - Sell Protection (2)	167,915,400
Total Return Swap Agreements (2)	107,600,852

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$74,871,060	$(74,871,060)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BARC(4)	$6,488	$(37,071)	$(30,583)	$—	$(30,583)
BNP(3)	1,219,642	(270,250)	949,392	—	949,392

BNP(4)	—	(733,338)	(733,338)	535,017	(198,321)
BOA(3)	232,239	—	232,239	—	232,239

CITI(3)	105,949	—	105,949	(60,000)	45,949
DB(4)	—	(5,854)	(5,854)	—	(5,854)

GSB(3)	65,592	(28,434)	37,158	—	37,158
JPM(3)	276,459	(2,050,249)	(1,773,790)	—	(1,773,790)

JPM(4)	769,458	(1,259,214)	(489,756)	—	(489,756)
MSCS(3)	650,407	(28,384)	622,023	—	622,023

	$3,326,234	$(4,412,794)	$(1,086,560)	$475,017	$(611,543)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.
(3)	Western Asset Management
(4)	PGIM Fixed Income

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $74,871,060:
Unaffiliated investments (cost $4,380,322,500)	$4,171,232,664
Affiliated investments (cost $167,361,231)	167,356,959
Foreign currency, at value (cost $5,780,239)	5,875,546
Cash	336,711
Cash segregated for counterparty — OTC	10,000
Receivable for investments sold	147,951,887
Dividends and interest receivable	27,991,610
Deposit with broker for centrally cleared/exchange-traded derivatives	13,241,444
Receivable for Portfolio shares sold	8,383,028
Unrealized appreciation on OTC forward foreign currency exchange contracts	2,311,004
Due from broker-variation margin futures	1,937,557
Unrealized appreciation on OTC swap agreements	825,861
Due from broker-variation margin swaps	415,480
Unrealized appreciation on OTC cross currency exchange contracts	147,781
Tax reclaim receivable	8,899
Prepaid expenses	39,812

Total Assets	4,548,066,243

LIABILITIES
Payable for investments purchased	426,879,110
Payable to broker for collateral for securities on loan	76,276,196
Forward commitment contracts, at value (proceeds receivable $56,622,089)	57,849,088
Unrealized depreciation on OTC forward foreign currency exchange contracts	2,787,590
Unrealized depreciation on OTC swap agreements	1,559,749
Accrued expenses and other liabilities	1,001,975
Management fee payable	570,007
Options written outstanding, at value (premiums received $329,793)	324,538
Payable for Portfolio shares purchased	235,554
Distribution fee payable	162,946
Cash segregated from counterparty — OTC	60,000
Premiums received for OTC swap agreements	37,071
Payable to affiliate	8,899
Trustees’ fees payable	2,400
Affiliated transfer agent fee payable	707

Total Liabilities	567,755,830

NET ASSETS	$3,980,310,413

Net assets were comprised of:
Partners’ Equity	$3,980,310,413

Net asset value and redemption price per share, $3,980,310,413 / 300,952,755 outstanding shares of beneficial interest	$13.23

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $92,548 foreign withholding tax)	$162,664,099
Unaffiliated dividend income	6,419,307
Affiliated dividend income	1,014,031
Income from securities lending, net (including affiliated income of $284,982)	293,033

Total income	170,390,470

EXPENSES
Management fee	17,561,966
Distribution fee	9,650,828
Custodian and accounting fees	313,659
Audit fee	106,000
Trustees’ fees	72,210
Professional fees	56,004
Shareholders’ reports	18,126
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,851
Miscellaneous	179,790

Total expenses	27,967,434
Less: Fee waiver and/or expense reimbursement	(1,703,841)

Net expenses	26,263,593

NET INVESTMENT INCOME (LOSS)	144,126,877

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $63,408)	(144,592,593)
Futures transactions	(15,370,260)
Forward and cross currency contract transactions	(4,166,259)
Options written transactions	10,973,758
Swap agreements transactions	6,882,460
Foreign currency transactions	(5,346,668)

(151,619,562)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(49,389))	220,227,399
Futures	21,252,354
Forward and cross currency contracts	(367,651)
Options written	184,705
Swap agreements	(13,878,500)
Foreign currencies	264,927
Unfunded loan commitment	12,310

227,695,544

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	76,075,982

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$220,202,859

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$144,126,877	$110,478,484
Net realized gain (loss) on investment and foreign currency transactions	(151,619,562)	(542,146,290)
Net capital gain distributions received	—	63,366
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	227,695,544	(346,731,642)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	220,202,859	(778,336,082)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [55,348,750 and 56,801,081 shares, respectively]	706,587,159	719,219,210
Net asset value of shares issued in merger [0 and 280,427,697 shares, respectively]	—	3,970,856,187
Portfolio shares purchased [66,353,504 and 180,222,780 shares, respectively]	(828,218,430)	(2,332,618,207)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(121,631,271)	2,357,457,190

TOTAL INCREASE (DECREASE)	98,571,588	1,579,121,108
NET ASSETS:
Beginning of year	3,881,738,825	2,302,617,717

End of year	$3,980,310,413	$3,881,738,825

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST CORE FIXED INCOME PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.44	$14.86	$15.20	$14.06	$12.52

Income (Loss) From Investment Operations:
Net investment income (loss)	0.47	0.34	0.25	0.35	0.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.32	(2.76)	(0.59)	0.79	1.11

Total from investment operations	0.79	(2.42)	(0.34)	1.14	1.54

Capital Contributions	—	—	—	—	—	(b)(c)(d)

Net Asset Value, end of year	$13.23	$12.44	$14.86	$15.20	$14.06

Total Return(e)	6.35%	(16.29)%	(2.24)%	8.11%	12.30	%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,980	$3,882	$2,303	$4,312	$3,747
Average net assets (in millions)	$3,860	$4,299	$3,366	$3,729	$3,960
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.68%	0.69%	0.77%	0.77%	0.75%
Expenses before waivers and/or expense reimbursement	0.72%	0.73%	0.77%	0.77%	0.77%
Net investment income (loss)	3.73%	2.57%	1.68%	2.40%	3.25%
Portfolio turnover rate(h)(i)	315%	408%	106%	234%	235%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST GOVERNMENT MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

REPURCHASE AGREEMENTS — 43.6%
BNS
5.34%, dated 12/29/23, due 01/02/24 in the amount of $45,026,700 collateralized by FHLMC (coupon rates 1.500%-8.500%, maturity dates 10/01/26-01/01/54), FNMA (coupon rates 2.000%-6.500%, maturity dates 05/01/25-02/01/57) and U.S. Treasury Securities (coupon rate 0.000%, maturity date 12/26/24) with the aggregate value, including accrued interest, of $45,927,235		45,000	$45,000,000
BOS
5.34%, dated 12/29/23, due 01/02/24 in the amount of $60,035,600 collateralized by FHLMC (coupon rates 3.000%-5.500%, maturity dates 02/01/26-06/01/53), FNMA (couponrates 1.500%-5.500%, maturity dates 12/01/34-07/01/53), GNMA (coupon rates 2.000%-7.783%, maturity dates 06/20/27-02/20/72) and U.S. Treasury Securities (coupon rate 2.500%, maturity date 01/15/29) with the aggregate value, including accrued interest, of $61,200,000		60,000	60,000,000
CIBC
5.32%, dated 12/20/23, due 01/22/24 in the amount of $10,048,767 collateralized by FNMA (coupon rates 4.000%-4.500%, maturity dates 09/01/46-08/01/53) and GNMA (coupon rate 5.000%, maturity date 07/20/53) with the aggregate value, including accrued interest, of $10,219,596		10,000	10,000,000
GS
5.36%, dated 12/28/23, due 01/04/24 in the amount of $25,026,056 collateralized by FNMA (coupon rate 6.500%, maturity date 09/01/53) and GNMA (coupon rate 5.500%, maturity date 09/20/53) with the aggregate value, including accrued interest, of $25,500,000		25,000	25,000,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value

REPURCHASE AGREEMENTS (continued)
ING
5.36%, dated 12/14/23, due 02/01/24 in the amount of $10,072,956 collateralized by FHLMC (coupon rates 4.387%-6.150%, maturity dates 04/01/37-09/01/40) and FNMA (coupon rates 1.500%-6.500%, maturity dates 02/01/33-01/01/57) with the aggregate value, including accrued interest, of $10,200,000		10,000	$10,000,000
5.36%, dated 12/15/23, due 02/02/24 in the amount of $25,182,389 collateralized by FHLMC (coupon rate 5.500%, maturity date 08/01/53)and FNMA (coupon rates 2.000%-6.312%, maturity dates 07/01/33-01/01/57) with the aggregate value, including accrued interest, of $25,500,000		25,000	25,000,000
5.33%, dated 12/29/23, due 01/02/24 in the amount of $25,014,806 collateralized by FHLMC (coupon rates 2.500%-6.000%, maturity dates 06/01/35-08/01/53) and FNMA (coupon rates 2.000%-6.312%,maturity dates 07/01/33-08/01/53) with the aggregate value, including accrued interest, of $25,500,000		25,000	25,000,000
NAT
5.35%, dated 12/29/23, due 01/02/24 in the amount of $55,032,694 collateralized by FHLMC (coupon rates 3.000%-6.000%, maturity dates 06/01/49-12/01/52) and FNMA (coupon rates 3.290%-6.000%, maturity dates 02/01/28-07/01/53) with the aggregate value, including accrued interest, of $56,100,000		55,000	55,000,000
NWS
5.32%, dated 12/29/23, due 01/05/24 in the amount of $25,025,861 collateralized by U.S. Treasury Securities (coupon rate 1. 625%, maturity date 08/15/29) with the aggregate value, including accrued interest, of $25,526,400		25,000	25,000,000
5.33%, dated 12/29/23, due 01/05/24 in the amount of $25,025,910 collateralized by U.S. Treasury Securities (coupon rates 2.250%-6.500%, maturity dates 11/15/26-11/15/52) with the aggregate value, including accrued interest, of $25,526,441		25,000	25,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

REPURCHASE AGREEMENTS (continued)
RBD
5.33%, dated 12/29/23, due 01/02/24 in the amount of $1,101,652 collateralized by FHLMC (coupon rate 7.000%, maturity date 01/01/54), GNMA (coupon rates 3.000%-5.500%, maturity dates 02/20/47-05/20/53) and U.S. Treasury Securities (coupon rates 0.625%-2.375%, maturity dates 01/15/25-02/15/43) with the aggregate value, including accrued interest, of $1,123,078		1,101	$1,101,000
WFS
5.36%, dated 12/28/23, due 01/04/24 in the amount of $40,041,689 collateralized by FNMA (coupon rates 3.000%-6.500%, maturity dates 02/01/33-12/01/53) with the aggregate value, including accrued interest, of $40,842,523		40,000	40,000,000
5.35%, dated 12/29/23, due 01/02/24 in the amount of $34,020,211 collateralized by GNMA (coupon rate 5.500%, maturity date 06/20/53) with the aggregate value, including accrued interest, of $34,700,616		34,000	34,000,000

TOTAL REPURCHASE AGREEMENTS (cost $380,101,000)			380,101,000

U.S. GOVERNMENT AGENCY OBLIGATIONS — 32.0%
Federal Farm Credit Bank, SOFR + 0.000% (Cap N/A, Floor 0.000%)
5.400%(c)	03/22/24	10,000	10,000,000
Federal Farm Credit Bank, SOFR + 0.045% (Cap N/A, Floor 0.000%)
5.445%(c)	09/20/24	7,000	7,000,000
Federal Farm Credit Bank, SOFR + 0.060% (Cap N/A, Floor 0.000%)
5.460%(c)	06/24/24	6,500	6,499,745
Federal Farm Credit Bank, SOFR + 0.085% (Cap N/A, Floor 0.000%)
5.485%(c)	07/01/24	3,000	3,000,421
Federal Farm Credit Bank, SOFR + 0.105% (Cap N/A, Floor 0.000%)
5.505%(c)	10/16/24	16,000	15,998,007
Federal Farm Credit Bank, SOFR + 0.110% (Cap N/A, Floor 0.000%)
5.510%(c)	11/15/24	4,000	4,000,000
Federal Farm Credit Bank, US Federal Funds Effective Rate + 0.060%
(Cap N/A, Floor 0.000%)
5.390%(c)	06/04/24	9,000	9,001,117
Federal Home Loan Bank
5.000%	01/10/24	16,000	16,000,000
5.023%(n)	02/09/24	8,500	8,455,984
5.298%(n)	01/05/24	9,000	8,994,730
5.413%(n)	01/03/24	13,000	12,996,143
5.425%(n)	01/17/24	9,000	8,978,680
5.436%(n)	01/19/24	8,000	7,978,640
5.436%(n)	02/21/24	5,000	4,962,175
5.436%(n)	03/15/24	4,500	4,451,345
Federal Home Loan Bank, SOFR + 0.030% (Cap N/A, Floor 0.000%)
5.430%(c)	01/05/24	8,500	8,500,000
Federal Home Loan Bank, SOFR + 0.035% (Cap N/A, Floor 0.000%)
5.435%(c)	01/26/24	8,000	8,000,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Bank, SOFR + 0.040% (Cap N/A, Floor 0.000%)
5.440%(c)	01/17/24	9,000	$9,000,000
5.440%(c)	01/26/24	10,000	10,000,000
5.440%(c)	01/29/24	8,000	8,000,000
Federal Home Loan Bank, SOFR + 0.045% (Cap N/A, Floor 0.000%)
5.445%(c)	02/09/24	9,000	9,000,000
5.445%(c)	03/15/24	9,000	9,000,157
Federal Home Loan Bank, SOFR + 0.055% (Cap N/A, Floor 0.000%)
5.455%(c)	02/16/24	10,000	10,000,365
5.455%(c)	03/26/24	10,000	10,000,000
5.455%(c)	05/03/24	8,000	8,000,000
Federal Home Loan Bank, SOFR + 0.080% (Cap N/A, Floor 0.000%)
5.480%(c)	02/26/24	8,500	8,500,000
Federal Home Loan Bank, SOFR + 0.105% (Cap N/A, Floor 0.000%)
5.505%(c)	11/08/24	7,000	7,000,000
Federal Home Loan Bank, SOFR + 0.115% (Cap N/A, Floor 0.000%)
5.515%(c)	06/20/25	10,000	10,000,000
Federal Home Loan Bank, SOFR + 0.120% (Cap N/A, Floor 0.000%)
5.520%(c)	03/06/24	8,000	8,000,000
5.520%(c)	03/14/24	3,000	3,000,000
5.520%(c)	11/18/24	6,000	6,000,000
Federal Home Loan Bank, SOFR + 0.125% (Cap N/A, Floor 0.000%)
5.525%(c)	01/24/25	10,000	10,000,000
Federal National Mortgage Assoc.
5.420%	03/28/24	9,000	9,000,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $279,317,509)			279,317,509

U.S. TREASURY OBLIGATIONS(n) — 25.5%
U.S. Treasury Bills
5.307%	01/02/24	28,750	28,745,779
5.416%	01/04/24	13,000	12,994,212
5.304%	01/09/24	15,900	15,881,337
5.313%	01/11/24	28,750	28,707,831
5.421%	01/18/24	5,000	4,987,373
5.382%	01/23/24	29,000	28,905,875
3.378%	01/30/24	29,000	28,876,913
5.303%	02/01/24	9,000	8,959,158
5.446%	02/06/24	13,000	12,930,450
5.310%	02/08/24	19,000	18,894,170
5.459%	02/13/24	11,000	10,929,543
5.420%	02/15/24	9,000	8,940,656
5.357%	02/29/24	13,000	12,887,400

TOTAL U.S. TREASURY OBLIGATIONS (cost $222,640,697)			222,640,697

TOTAL INVESTMENTS—101.1% (cost $882,059,206)			882,059,206

Liabilities in excess of other assets — (1.1)%			(9,774,478)

NET ASSETS — 100.0%			$872,284,728

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.
(n)	Rate shown reflects yield to maturity at purchased date.

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Short-Term Investments
Repurchase Agreements	$—	$380,101,000	$—
U.S. Government Agency Obligations	—	279,317,509	—
U.S. Treasury Obligations	—	222,640,697	—

Total	$—	$882,059,206	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Repurchase Agreements	43.6%
U.S. Government Agency Obligations	32.0

U.S. Treasury Obligations	25.5
101.1
Liabilities in excess of other assets	(1.1)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Repurchase Agreement	BNS	$45,000,000	$(45,000,000)	$—
Repurchase Agreement	BOS	60,000,000	(60,000,000)	—
Repurchase Agreement	CIBC	10,000,000	(10,000,000)	—
Repurchase Agreement	GS	25,000,000	(25,000,000)	—
Repurchase Agreements	ING	60,000,000	(60,000,000)	—
Repurchase Agreement	NAT	55,000,000	(55,000,000)	—
Repurchase Agreements	NWS	50,000,000	(50,000,000)	—
Repurchase Agreement	RBD	1,101,000	(1,101,000)	—
Repurchase Agreements	WFS	74,000,000	(74,000,000)	—

		$380,101,000

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2023	STATEMENT OF OPERATIONS Year Ended December 31, 2023

ASSETS
Investments, at value:	$501,958,206
Repurchase Agreements (cost $380,101,000)	380,101,000
Cash	685
Interest receivable	2,119,654
Receivable for Portfolio shares sold	1,118,487
Prepaid expenses	7,275

Total Assets	885,305,307

LIABILITIES
Payable for investments purchased	10,954,442
Payable for Portfolio shares purchased	1,899,719
Management fee payable	68,551
Accrued expenses and other liabilities	60,544
Distribution fee payable	35,815
Trustees’ fees payable	801
Affiliated transfer agent fee payable	707

Total Liabilities	13,020,579

NET ASSETS	$872,284,728

Net assets were comprised of:
Partners’ Equity	$872,284,728

Net asset value and redemption price per share, $872,284,728 / 871,608,403 outstanding shares of beneficial interest	$1.00

NET INVESTMENT INCOME (LOSS)
Interest income	$46,487,412

EXPENSES
Management fee	2,741,874
Distribution fee	2,284,895
Custodian and accounting fees	87,444
Professional fees	33,932
Audit fee	31,800
Trustees’ fees	23,541
Shareholders’ reports	12,839
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,851
Miscellaneous	27,136

Total expenses	5,252,312

NET INVESTMENT INCOME (LOSS)	41,235,100

REALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions	18,211

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$41,253,311

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$41,235,100	$11,823,119
Net realized gain (loss) on investment transactions	18,211	4,299

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	41,253,311	11,827,418

DISTRIBUTIONS	(41,254,544)	(11,828,697)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [333,647,711 and 573,797,542 shares, respectively]	333,647,711	573,797,542
Portfolio shares issued in reinvestment of distributions [41,254,544 and 11,828,697 shares, respectively]	41,254,544	11,828,697
Portfolio shares purchased [471,893,750 and 460,353,641 shares, respectively]	(471,893,750)	(460,353,641)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(96,991,495)	125,272,598

TOTAL INCREASE (DECREASE)	(96,992,728)	125,271,319
NET ASSETS:
Beginning of year	969,277,456	844,006,137

End of year	$872,284,728	$969,277,456

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021		2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$1.00	$1.00	$1.00		$1.00	$1.00

Income (Loss) From Investment Operations:
Net investment income (loss) and realized gains (losses)	0.05	0.01	—	(b)	— (b)	0.02
Less Dividends and Distributions	(0.05)	(0.01)	—	(b)	— (b)	(0.02)
Capital Contributions	—	—	—		—	—	(b)(c)

Net Asset Value, end of year	$1.00	$1.00	$1.00		$1.00	$1.00

Total Return(d)	4.62%	1.22%	—	%(b)	0.22%	1.69	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$872	$969	$844		$946	$721
Average net assets (in millions)	$914	$941	$893		$903	$727
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.57%	0.44%	0.06%		0.27%	0.58%
Expenses before waivers and/or expense reimbursement	0.57%	0.57%	0.57%		0.57%	0.58%
Net investment income (loss)	4.51%	1.26%	—	%(b)	0.18%	1.66%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST HIGH YIELD PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 94.5%
ASSET-BACKED SECURITIES — 0.8%
Collateralized Loan Obligations
Race Point CLO Ltd. (Cayman Islands),
Series 2013-08A, Class AR2, 144A, 3 Month SOFR + 1.302% (Cap N/A, Floor 1.040%)
6.669%(c)	02/20/30	1,294	$1,293,430
Voya CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1RR, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 1.020%)
6.684%(c)	04/17/30	1,108	1,107,111

TOTAL ASSET-BACKED SECURITIES (cost $2,388,976)			2,400,541

CONVERTIBLE BONDS — 0.1%
Media
Liberty Interactive LLC,
Sr. Unsec’d. Notes
3.750%	02/15/30	365	92,021
4.000%	11/15/29	497	125,819

TOTAL CONVERTIBLE BONDS (cost $669,587)			217,840

CORPORATE BONDS — 78.9%
Advertising — 1.0%
Clear Channel Outdoor Holdings, Inc.,
Gtd. Notes, 144A
7.750%	04/15/28(a)	335	288,905
Sr. Sec’d. Notes, 144A
5.125%	08/15/27(a)	935	891,860
CMG Media Corp.,
Gtd. Notes, 144A
8.875%	12/15/27	445	351,834
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Sr. Sec’d. Notes, 144A
7.375%	02/15/31	400	422,448
Stagwell Global LLC,
Gtd. Notes, 144A
5.625%	08/15/29(a)	595	548,659
Summer BC Bidco B LLC,
Sr. Sec’d. Notes, 144A
5.500%	10/31/26(a)	400	375,373

			2,879,079

Aerospace & Defense — 1.4%
Boeing Co. (The),
Sr. Unsec’d. Notes
5.930%	05/01/60	450	467,179
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
6.000%	02/15/28	550	535,590
7.125%	06/15/26	97	96,440
7.500%	02/01/29(a)	725	733,258
8.750%	11/15/30(a)	470	500,550
Howmet Aerospace, Inc.,
Sr. Unsec’d. Notes
5.950%	02/01/37	245	256,236
6.750%	01/15/28	208	219,347

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Aerospace & Defense (cont’d.)
Spirit AeroSystems, Inc.,
Sr. Sec’d. Notes, 144A
9.375%	11/30/29	175	$191,611
TransDigm, Inc.,
Gtd. Notes
4.625%	01/15/29(a)	425	398,489
5.500%	11/15/27	405	397,573
Sr. Sec’d. Notes, 144A
6.250%	03/15/26	424	423,497

			4,219,770

Agriculture — 0.3%
Darling Ingredients, Inc.,
Gtd. Notes, 144A
6.000%	06/15/30(a)	450	449,740
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29	375	343,315

			793,055

Airlines — 1.2%
American Airlines, Inc.,
Sr. Sec’d. Notes, 144A
7.250%	02/15/28	100	101,578
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A
5.500%	04/20/26	504	500,365
5.750%	04/20/29	1,323	1,285,268
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	01/20/26	55	51,839
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,
Sr. Sec’d. Notes, 144A
6.500%	06/20/27	196	196,560
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26	350	341,362
4.625%	04/15/29	397	369,966
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A
6.375%	02/01/30	275	191,125
7.875%	05/01/27	225	194,441
9.500%	06/01/28	380	321,742

			3,554,246

Apparel — 0.2%
Kontoor Brands, Inc.,
Gtd. Notes, 144A
4.125%	11/15/29	150	136,001
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
4.000%	08/15/29(a)	600	473,621

			609,622

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers — 1.9%
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A
5.875%	06/01/29(a)	555	$552,843
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43	200	165,212
9.625%	04/22/30	600	706,732
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
4.000%	11/13/30	289	259,039
4.125%	08/17/27	933	884,486
4.271%	01/09/27(a)	900	863,967
4.542%	08/01/26	893	865,534
Sr. Unsec’d. Notes, GMTN
4.389%	01/08/26	200	194,443
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A
7.750%	10/15/25	375	379,200
JB Poindexter & Co., Inc.,
Sr. Unsec’d. Notes, 144A
8.750%	12/15/31	115	117,433
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A
9.500%	10/01/28	525	533,114

			5,522,003

Auto Parts & Equipment — 1.3%
Adient Global Holdings Ltd.,
Sr. Sec’d. Notes, 144A
7.000%	04/15/28	355	365,206
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.250%	03/15/26	159	157,739
6.500%	04/01/27	370	371,325
6.875%	07/01/28(a)	225	221,587
Clarios Global LP/Clarios US Finance Co.,
Sr. Sec’d. Notes, 144A
6.250%	05/15/26	437	437,000
Dana, Inc.,
Sr. Unsec’d. Notes
4.250%	09/01/30	200	178,944
4.500%	02/15/32	175	152,923
5.375%	11/15/27	420	417,257
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
5.250%	07/15/31(a)	1,015	924,277
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A
8.000%	11/17/28	500	427,444
Titan International, Inc.,
Sr. Sec’d. Notes
7.000%	04/30/28	150	150,195

			3,803,897

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks — 0.2%
Citigroup, Inc.,
Jr. Sub. Notes
3.875%(ff)	02/18/26(oo)	250	$221,502
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A
7.625%	05/01/26	125	123,473
12.000%	10/01/28	75	81,781
12.250%	10/01/30	100	109,754
Intesa Sanpaolo SpA (Italy),
Sub. Notes, 144A
4.198%(ff)	06/01/32	200	163,565

			700,075

Biotechnology — 0.1%
Emergent BioSolutions, Inc.,
Gtd. Notes, 144A
3.875%	08/15/28	411	162,561

Building Materials — 2.0%
Builders FirstSource, Inc.,
Gtd. Notes, 144A
5.000%	03/01/30	460	444,380
Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	08/01/28(a)	200	203,490
Eco Material Technologies, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	01/31/27	225	226,751
Emerald Debt Merger Sub LLC,
Sr. Sec’d. Notes, 144A
6.625%	12/15/30	570	585,412
Griffon Corp.,
Gtd. Notes
5.750%	03/01/28	561	551,498
JELD-WEN, Inc.,
Gtd. Notes, 144A
4.625%	12/15/25	83	80,547
4.875%	12/15/27(a)	480	460,204
Knife River Corp.,
Sr. Unsec’d. Notes, 144A
7.750%	05/01/31(a)	325	345,973
Masonite International Corp.,
Gtd. Notes, 144A
3.500%	02/15/30(a)	125	108,029
5.375%	02/01/28	25	23,937
MIWD Holdco II LLC/MIWD Finance Corp.,
Gtd. Notes, 144A
5.500%	02/01/30(a)	625	554,034
PGT Innovations, Inc.,
Gtd. Notes, 144A
4.375%	10/01/29(a)	185	184,681
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A
6.000%	11/01/28	321	316,900
8.875%	11/15/31	125	131,549
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
3.375%	01/15/31	150	128,843

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Building Materials (cont’d.)
4.375%	07/15/30	1,155	$1,059,738
5.000%	02/15/27	350	341,302
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
5.250%	01/15/29(a)	233	225,995
7.250%	01/15/31	40	42,177

			6,015,440

Chemicals — 1.9%
Ashland, Inc.,
Sr. Unsec’d. Notes
6.875%	05/15/43	400	396,085
ASP Unifrax Holdings, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	09/30/28	150	109,374
Sr. Unsec’d. Notes, 144A
7.500%	09/30/29	125	64,048
Avient Corp.,
Sr. Unsec’d. Notes, 144A
7.125%	08/01/30	285	295,539
Axalta Coating Systems LLC,
Gtd. Notes, 144A
3.375%	02/15/29	339	304,892
Chemours Co. (The),
Gtd. Notes, 144A
4.625%	11/15/29	435	381,853
5.750%	11/15/28	510	485,878
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A
15.000%	12/06/28^	291	291,224
Element Solutions, Inc.,
Gtd. Notes, 144A
3.875%	09/01/28	480	442,725
INEOS Quattro Finance 2 PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
9.625%	03/15/29	340	360,825
Iris Holding, Inc.,
Sr. Unsec’d. Notes, 144A
10.000%	12/15/28(a)	250	218,501
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24	50	49,585
5.250%	06/01/27	170	159,003
Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A
9.750%	11/15/28	225	239,880
Rain Carbon, Inc.,
Sr. Sec’d. Notes, 144A
12.250%	09/01/29(a)	150	146,716
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A
7.250%	04/01/25	5	4,848
SK Invictus Intermediate II Sarl,
Sr. Sec’d. Notes, 144A
5.000%	10/30/29	340	292,400

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A
13.000%	12/16/27	671	$682,224
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.,
Gtd. Notes, 144A
5.125%	04/01/29	455	182,000
Tronox, Inc.,
Gtd. Notes, 144A
4.625%	03/15/29(a)	148	131,023
Valvoline, Inc.,
Sr. Unsec’d. Notes, 144A
3.625%	06/15/31	100	85,345
WR Grace Holdings LLC,
Sr. Sec’d. Notes, 144A
4.875%	06/15/27	325	313,116
7.375%	03/01/31	50	50,029

			5,687,113

Coal — 0.1%
Conuma Resources Ltd. (Canada),
Sr. Sec’d. Notes, 144A
13.125%	05/01/28	98	95,221
Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
10.750%	05/15/26	259	269,510

			364,731

Commercial Services — 4.1%
ADT Security Corp. (The),
Sr. Sec’d. Notes, 144A
4.875%	07/15/32	860	797,956
Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A
5.500%	03/01/28	198	191,621
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26	665	662,253
Sr. Unsec’d. Notes, 144A
6.000%	06/01/29(a)	525	430,078
9.750%	07/15/27	700	685,539
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A
4.625%	06/01/28	370	334,850
4.625%	06/01/28	200	180,500
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A
5.625%	04/15/26	150	145,336
AMN Healthcare, Inc.,
Gtd. Notes, 144A
4.000%	04/15/29(a)	225	204,057
APi Group DE, Inc.,
Gtd. Notes, 144A
4.125%	07/15/29(a)	505	461,862
4.750%	10/15/29	175	164,123

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A
5.375%	03/01/29		605	$560,047
5.750%	07/15/27		227	220,211
Avis Budget Finance PLC,
Gtd. Notes
4.750%	01/30/26	EUR	175	192,713
Block, Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/31(a)		635	563,891
Brink’s Co. (The),
Gtd. Notes, 144A
4.625%	10/15/27		150	144,126
Garda World Security Corp. (Canada),
Sr. Sec’d. Notes, 144A
4.625%	02/15/27		350	334,250
Sr. Unsec’d. Notes, 144A
9.500%	11/01/27		150	151,125
GTCR W-2 Merger Sub LLC,
Sr. Sec’d. Notes, 144A
7.500%	01/15/31		200	212,189
Herc Holdings, Inc.,
Gtd. Notes, 144A
5.500%	07/15/27		449	443,737
Hertz Corp.,
Sr. Unsec’d. Notes, 144A
5.500%	10/15/24(d)		484	4,840
6.000%	01/15/28(d)		379	30,320
7.125%	08/01/26(d)		255	21,675
Hertz Corp. (The),
Gtd. Notes, 144A
4.625%	12/01/26		640	581,919
5.000%	12/01/29(a)		200	164,126
Metis Merger Sub LLC,
Sr. Unsec’d. Notes, 144A
6.500%	05/15/29		700	633,763
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A
5.500%	09/01/28		375	336,824
NESCO Holdings II, Inc.,
Sec’d. Notes, 144A
5.500%	04/15/29		250	231,616
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sr. Sec’d. Notes, 144A
5.750%	04/15/26		520	522,319
Service Corp. International,
Sr. Unsec’d. Notes
4.000%	05/15/31		300	268,718
5.125%	06/01/29(a)		635	625,388
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32		550	488,491
5.250%	01/15/30(a)		535	527,944
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A
9.750%	08/15/26		250	251,421

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
VT Topco, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	08/15/30	100	$104,063
Williams Scotsman, Inc.,
Sr. Sec’d. Notes, 144A
7.375%	10/01/31	205	216,192

			12,090,083

Computers — 1.0%
McAfee Corp.,
Sr. Unsec’d. Notes, 144A
7.375%	02/15/30	340	311,294
NCR Atleos Corp.,
Sr. Sec’d. Notes, 144A
9.500%	04/01/29	477	508,275
NCR Voyix Corp.,
Gtd. Notes, 144A
5.000%	10/01/28	720	680,978
5.125%	04/15/29	530	504,721
Presidio Holdings, Inc.,
Sr. Sec’d. Notes, 144A
4.875%	02/01/27	295	288,488
Seagate HDD Cayman,
Gtd. Notes
3.125%	07/15/29	650	525,687
9.625%	12/01/32	165	188,677

			3,008,120

Cosmetics/Personal Care — 0.2%
Edgewell Personal Care Co.,
Gtd. Notes, 144A
5.500%	06/01/28	479	468,435

Distribution/Wholesale — 0.3%
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28	600	544,912
Ritchie Bros Holdings, Inc. (Canada),
Gtd. Notes, 144A
7.750%	03/15/31	125	133,264
Sr. Sec’d. Notes, 144A
6.750%	03/15/28	50	51,500
Wesco Aircraft Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
9.000%	11/15/26(a)(d)	451	42,838
Windsor Holdings III LLC,
Sr. Sec’d. Notes, 144A
8.500%	06/15/30	175	183,554

			956,068

Diversified Financial Services — 2.5%
Ally Financial, Inc.,
Sub. Notes
5.750%	11/20/25	265	264,366
Bread Financial Holdings, Inc.,
Gtd. Notes, 144A
9.750%	03/15/29	160	165,835

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Coinbase Global, Inc.,
Gtd. Notes, 144A
3.375%	10/01/28	175	$145,597
GGAM Finance Ltd. (Ireland),
Gtd. Notes, 144A
8.000%	02/15/27	75	76,691
Global Aircraft Leasing Co. Ltd. (Cayman Islands),
Sr. Unsec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%
6.500%	09/15/24	508	477,296
goeasy Ltd. (Canada),
Gtd. Notes, 144A
9.250%	12/01/28	90	96,117
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	08/15/28	450	407,693
LD Holdings Group LLC,
Gtd. Notes, 144A
6.125%	04/01/28	200	171,573
LFS Topco LLC,
Gtd. Notes, 144A
5.875%	10/15/26	235	217,171
Macquarie Airfinance Holdings Ltd. (United Kingdom),
Sr. Unsec’d. Notes, 144A
8.125%	03/30/29	150	156,328
8.375%	05/01/28	50	52,368
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
5.125%	12/15/30	550	501,186
5.500%	08/15/28	195	187,896
6.000%	01/15/27(a)	582	577,809
Navient Corp.,
Sr. Unsec’d. Notes
5.500%	03/15/29	250	230,647
6.750%	06/25/25	125	126,564
9.375%	07/25/30	100	105,359
OneMain Finance Corp.,
Gtd. Notes
3.500%	01/15/27	150	139,172
3.875%	09/15/28	250	221,389
4.000%	09/15/30(a)	325	278,094
6.625%	01/15/28	195	197,048
7.125%	03/15/26	1,189	1,211,625
7.875%	03/15/30	130	134,060
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
4.250%	02/15/29	175	157,656
5.375%	10/15/25	225	222,589
7.875%	12/15/29	65	67,036
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A
3.625%	03/01/29	546	495,557
3.875%	03/01/31(a)	405	357,206

			7,441,928

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric — 2.9%
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31	276	$243,075
Sr. Unsec’d. Notes, 144A
5.000%	02/01/31	450	412,722
5.125%	03/15/28	2,591	2,482,914
Keystone Power Pass-Through Holders LLC/Conemaugh Power Pass-Through Holders,
Sub. Notes, 144A, Cash coupon 13.000% (original cost $647,298; purchased 01/14/19 - 12/11/23)(f)
13.000%	06/01/24	647	420,744
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28	250	249,060
Gtd. Notes, 144A
3.625%	02/15/31	1,175	1,010,729
3.875%	02/15/32	250	214,082
5.250%	06/15/29(a)	420	408,202
Jr. Sub. Notes, 144A
10.250%(ff)	03/15/28(oo)	225	234,216
PG&E Corp.,
Sr. Sec’d. Notes
5.000%	07/01/28(a)	626	608,824
Pike Corp.,
Gtd. Notes, 144A
5.500%	09/01/28	395	376,267
Vistra Corp.,
Jr. Sub. Notes, 144A
8.000%(ff)	10/15/26(oo)	200	199,313
Vistra Operations Co. LLC,
Gtd. Notes, 144A
4.375%	05/01/29	745	690,918
5.500%	09/01/26	200	198,697
5.625%	02/15/27	632	624,910
7.750%	10/15/31	300	311,647

			8,686,320

Electrical Components & Equipment — 0.5%
Energizer Holdings, Inc.,
Gtd. Notes, 144A
4.375%	03/31/29(a)	485	435,831
4.750%	06/15/28	342	318,158
WESCO Distribution, Inc.,
Gtd. Notes, 144A
7.125%	06/15/25	150	151,081
7.250%	06/15/28(a)	448	460,361

			1,365,431

Electronics — 0.6%
Coherent Corp.,
Gtd. Notes, 144A
5.000%	12/15/29	585	555,934
Imola Merger Corp.,
Sr. Sec’d. Notes, 144A
4.750%	05/15/29	416	394,784

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electronics (cont’d.)
Likewize Corp.,
Sr. Sec’d. Notes, 144A
9.750%	10/15/25	530	$536,971
Sensata Technologies, Inc.,
Gtd. Notes, 144A
4.375%	02/15/30	420	391,039

			1,878,728

Engineering & Construction — 0.6%
Brand Industrial Services, Inc.,
Sr. Sec’d. Notes, 144A
10.375%	08/01/30	75	79,466
Dycom Industries, Inc.,
Gtd. Notes, 144A
4.500%	04/15/29	415	384,353
Global Infrastructure Solutions, Inc.,
Gtd. Notes, 144A
5.625%	06/01/29	600	551,450
MasTec, Inc.,
Sr. Unsec’d. Notes, 144A
6.625%	08/15/29	280	256,746
Weekley Homes LLC/Weekley Finance Corp.,
Sr. Unsec’d. Notes, 144A
4.875%	09/15/28	495	466,453

			1,738,468

Entertainment — 2.6%
Boyne USA, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	05/15/29	465	438,413
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	07/01/25	379	378,850
7.000%	02/15/30	815	837,890
Sr. Unsec’d. Notes, 144A
4.625%	10/15/29(a)	525	474,618
8.125%	07/01/27(a)	350	358,709
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	05/01/26	400	393,464
Cedar Fair LP,
Gtd. Notes
5.250%	07/15/29	95	89,512
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC,
Gtd. Notes
6.500%	10/01/28	225	224,786
Churchill Downs, Inc.,
Gtd. Notes, 144A
6.750%	05/01/31	25	25,396
Sr. Unsec’d. Notes, 144A
5.750%	04/01/30	125	121,663
Cinemark USA, Inc.,
Gtd. Notes, 144A
5.250%	07/15/28	155	142,267
5.875%	03/15/26(a)	200	196,491

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Entertainment (cont’d.)
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	02/15/29	325	$307,556
6.750%	02/15/29	150	137,819
Light & Wonder International, Inc.,
Gtd. Notes, 144A
7.500%	09/01/31	75	78,342
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
5.625%	03/15/26	398	394,411
Sr. Sec’d. Notes, 144A
6.500%	05/15/27	455	463,114
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A
4.875%	05/01/29	250	232,754
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
4.125%	07/01/29	225	193,033
5.625%	01/15/27	550	534,468
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A
5.875%	09/01/31(a)	275	212,649
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A
6.625%	03/01/30	325	303,758
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
5.500%	04/15/27(a)	230	224,990
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29(a)	973	919,040
7.125%	02/15/31	25	26,025

			7,710,018

Environmental Control — 0.7%
Covanta Holding Corp.,
Gtd. Notes
5.000%	09/01/30	100	85,759
Gtd. Notes, 144A
4.875%	12/01/29	175	152,869
GFL Environmental, Inc. (Canada),
Gtd. Notes, 144A
4.000%	08/01/28	775	713,000
4.375%	08/15/29	237	218,632
4.750%	06/15/29	25	23,625
Sr. Sec’d. Notes, 144A
6.750%	01/15/31	340	350,336
Madison IAQ LLC,
Sr. Unsec’d. Notes, 144A
5.875%	06/30/29	235	207,316
Stericycle, Inc.,
Gtd. Notes, 144A
3.875%	01/15/29	263	239,620

			1,991,157

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods — 1.7%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.500%	03/15/29	125	$113,470
4.625%	01/15/27	1,225	1,187,715
B&G Foods, Inc.,
Gtd. Notes
5.250%	04/01/25	43	42,417
5.250%	09/15/27(a)	725	659,864
Sr. Sec’d. Notes, 144A
8.000%	09/15/28	150	157,849
C&S Group Enterprises LLC,
Gtd. Notes, 144A
5.000%	12/15/28	150	122,053
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A
7.500%	04/15/25(a)	75	74,954
New Albertsons LP,
Sr. Unsec’d. Notes
7.750%	06/15/26	65	67,334
Performance Food Group, Inc.,
Gtd. Notes, 144A
5.500%	10/15/27	561	553,166
Pilgrim’s Pride Corp.,
Gtd. Notes
3.500%	03/01/32	250	211,797
4.250%	04/15/31	525	474,297
Post Holdings, Inc.,
Gtd. Notes, 144A
4.625%	04/15/30(a)	439	405,439
5.500%	12/15/29	746	720,461
5.625%	01/15/28	15	14,846
Sr. Unsec’d. Notes, 144A
4.500%	09/15/31	175	157,285

			4,962,947

Gas — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.750%	05/20/27	123	119,634
5.875%	08/20/26	608	600,651

			720,285

Healthcare-Products — 0.7%
Embecta Corp.,
Sr. Sec’d. Notes, 144A
5.000%	02/15/30(a)	250	212,260
6.750%	02/15/30	50	43,603
Medline Borrower LP,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29	1,089	985,005
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29(a)	965	911,318

			2,152,186

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services — 3.2%
Acadia Healthcare Co., Inc.,
Gtd. Notes, 144A
5.500%	07/01/28	377	$371,726
CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes, 144A
4.750%	02/15/31	1,675	1,319,457
5.625%	03/15/27	460	427,402
DaVita, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31	2,254	1,850,320
4.625%	06/01/30	185	161,725
Encompass Health Corp.,
Gtd. Notes
4.500%	02/01/28	625	599,324
LifePoint Health, Inc.,
Gtd. Notes, 144A
5.375%	01/15/29(a)	750	554,968
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A
7.250%	11/01/25	450	439,898
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A
9.750%	12/01/26(a)	200	199,392
Tenet Healthcare Corp.,
Sec’d. Notes
6.250%	02/01/27	574	575,750
Sr. Sec’d. Notes
4.250%	06/01/29	1,525	1,419,829
4.375%	01/15/30	450	417,727
4.625%	06/15/28	300	285,937
Sr. Unsec’d. Notes
6.875%	11/15/31(a)	725	746,511

			9,369,966

Home Builders — 1.9%
Adams Homes, Inc.,
Sr. Unsec’d. Notes, 144A
9.250%	10/15/28	100	101,578
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
4.625%	08/01/29	401	359,913
Beazer Homes USA, Inc.,
Gtd. Notes
5.875%	10/15/27	575	561,348
7.250%	10/15/29	350	354,173
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A
4.875%	02/15/30	534	469,920
6.250%	09/15/27	175	169,312
Century Communities, Inc.,
Gtd. Notes, 144A
3.875%	08/15/29	175	158,317
Forestar Group, Inc.,
Gtd. Notes, 144A
3.850%	05/15/26	75	71,650
5.000%	03/01/28	300	287,494

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Home Builders (cont’d.)
KB Home,
Gtd. Notes
4.800%	11/15/29	486	$466,001
7.250%	07/15/30	150	155,932
M/I Homes, Inc.,
Gtd. Notes
3.950%	02/15/30	100	89,738
4.950%	02/01/28	150	144,500
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30	650	597,187
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes
4.750%	02/15/28	275	260,618
4.750%	04/01/29	100	92,264
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A
7.500%	02/15/26	412	401,220
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.750%	01/15/28	575	580,169
Tri Pointe Homes, Inc.,
Gtd. Notes
5.700%	06/15/28	295	293,161

			5,614,495

Home Furnishings — 0.3%
Tempur Sealy International, Inc.,
Gtd. Notes, 144A
4.000%	04/15/29	815	738,973

Household Products/Wares — 0.6%
ACCO Brands Corp.,
Gtd. Notes, 144A
4.250%	03/15/29(a)	825	745,071
Central Garden & Pet Co.,
Gtd. Notes
4.125%	10/15/30	330	300,308
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada),
Gtd. Notes, 144A
7.000%	12/31/27(a)	525	501,375
Spectrum Brands, Inc.,
Gtd. Notes, 144A
5.000%	10/01/29	340	325,423

			1,872,177

Housewares — 0.8%
CD&R Smokey Buyer, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	07/15/25	210	208,316
Newell Brands, Inc.,
Sr. Unsec’d. Notes
6.375%	04/01/36	330	302,311
6.625%	09/15/29	450	448,628
Scotts Miracle-Gro Co. (The),
Gtd. Notes
4.000%	04/01/31	425	365,819
4.375%	02/01/32	200	170,908

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Housewares (cont’d.)
4.500%	10/15/29(a)	871	$779,404
SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	10/01/29	250	179,669

			2,455,055

Insurance — 0.3%
Acrisure LLC/Acrisure Finance, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	11/15/25	475	473,884
BroadStreet Partners, Inc.,
Sr. Unsec’d. Notes, 144A
5.875%	04/15/29(a)	275	257,801

			731,685

Internet — 0.6%
Arches Buyer, Inc.,
Sr. Sec’d. Notes, 144A
4.250%	06/01/28	665	602,382
Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A
3.875%	09/15/27(a)	250	219,334
Sr. Unsec’d. Notes, 144A
5.625%	09/15/28	275	219,428
EquipmentShare.com, Inc.,
Sec’d. Notes, 144A
9.000%	05/15/28	285	294,246
Gen Digital, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	04/15/25	250	248,599
Shutterfly Finance LLC,
Sec’d. Notes, 144A, Cash coupon 8.500% or PIK 4.250%
8.500%	10/01/27(a)	253	169,664
Sr. Sec’d. Notes, 144A
9.750%	10/01/27	56	55,786

			1,809,439

Investment Companies — 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
5.250%	05/15/27	640	579,081

Iron/Steel — 0.8%
ATI, Inc.,
Sr. Unsec’d. Notes
5.875%	12/01/27	425	419,826
7.250%	08/15/30	75	78,103
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	01/31/29	279	284,460
Carpenter Technology Corp.,
Sr. Unsec’d. Notes
6.375%	07/15/28(a)	350	351,352
Cleveland-Cliffs, Inc.,
Gtd. Notes
5.875%	06/01/27	64	63,742
Gtd. Notes, 144A
4.625%	03/01/29	130	120,693

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Iron/Steel (cont’d.)
6.750%	04/15/30	225	$228,058
Commercial Metals Co.,
Sr. Unsec’d. Notes
4.125%	01/15/30	325	297,942
Mineral Resources Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
9.250%	10/01/28	125	132,659
United States Steel Corp.,
Sr. Unsec’d. Notes
6.875%	03/01/29	270	276,279

			2,253,114

Leisure Time — 2.9%
Acushnet Co.,
Gtd. Notes, 144A
7.375%	10/15/28	255	266,359
Carnival Corp.,
Gtd. Notes, 144A
5.750%	03/01/27	865	840,944
6.000%	05/01/29(a)	375	359,542
7.625%	03/01/26(a)	225	228,937
Sec’d. Notes, 144A
9.875%	08/01/27(a)	240	251,325
Sr. Sec’d. Notes, 144A
4.000%	08/01/28	1,031	954,026
Carnival Holdings Bermuda Ltd.,
Gtd. Notes, 144A
10.375%	05/01/28	270	294,975
Lindblad Expeditions Holdings, Inc.,
Sr. Sec’d. Notes, 144A
9.000%	05/15/28	225	232,492
NCL Corp. Ltd.,
Gtd. Notes, 144A
5.875%	03/15/26	400	388,000
Sr. Sec’d. Notes, 144A
5.875%	02/15/27	100	99,315
8.125%	01/15/29	75	78,212
8.375%	02/01/28	200	210,000
Sr. Unsec’d. Notes, 144A
7.750%	02/15/29(a)	225	225,868
NCL Finance Ltd.,
Gtd. Notes, 144A
6.125%	03/15/28(a)	275	260,219
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A
7.250%	01/15/30(a)	250	260,000
9.250%	01/15/29	890	962,312
Sr. Sec’d. Notes, 144A
8.250%	01/15/29	435	460,861
Sr. Unsec’d. Notes, 144A
5.375%	07/15/27	50	49,322
5.500%	08/31/26	75	73,875
5.500%	04/01/28	200	195,750
11.625%	08/15/27	445	481,842
Viking Cruises Ltd.,
Gtd. Notes, 144A
5.875%	09/15/27	275	267,437

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Leisure Time (cont’d.)
Sr. Unsec’d. Notes, 144A
7.000%	02/15/29	75	$74,149
9.125%	07/15/31	175	187,031
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A
5.625%	02/15/29	325	316,875
Vista Outdoor, Inc.,
Gtd. Notes, 144A
4.500%	03/15/29(a)	640	626,548

			8,646,216

Lodging — 1.6%
Boyd Gaming Corp.,
Gtd. Notes, 144A
4.750%	06/15/31	75	68,836
Hilton Domestic Operating Co., Inc.,
Gtd. Notes
4.875%	01/15/30	414	401,209
Marriott Ownership Resorts, Inc.,
Gtd. Notes
4.750%	01/15/28	331	304,157
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26	452	440,912
4.750%	10/15/28(a)	615	585,097
5.500%	04/15/27(a)	255	252,970
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
2.550%	03/08/27	550	498,094
5.375%	08/08/25	200	196,750
Station Casinos LLC,
Gtd. Notes, 144A
4.500%	02/15/28	513	485,669
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A
5.875%	05/15/25	225	224,107
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Gtd. Notes, 144A
5.500%	03/01/25	311	309,418
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.125%	12/15/29	400	354,250
5.500%	01/15/26	200	194,500
5.625%	08/26/28(a)	300	277,219

			4,593,188

Machinery-Construction & Mining — 0.1%
Terex Corp.,
Gtd. Notes, 144A
5.000%	05/15/29	175	166,208

Machinery-Diversified — 0.5%
Chart Industries, Inc.,
Gtd. Notes, 144A
9.500%	01/01/31(a)	150	163,216
Sr. Sec’d. Notes, 144A
7.500%	01/01/30	590	617,537

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Machinery-Diversified (cont’d.)
GrafTech Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.625%	12/15/28	300	$198,615
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A
11.500%	09/01/28	250	259,613
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A
5.250%	07/15/27(a)	200	195,545

			1,434,526

Media — 9.0%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
5.000%	01/15/28(a)	560	505,400
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32	1,681	1,441,187
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31	1,865	1,629,348
4.500%	06/01/33	574	484,277
4.750%	03/01/30	3,056	2,795,456
5.000%	02/01/28	926	886,442
5.125%	05/01/27	550	532,166
5.375%	06/01/29	25	23,656
CSC Holdings LLC,
Gtd. Notes, 144A
3.375%	02/15/31	215	158,005
5.375%	02/01/28	1,560	1,380,702
6.500%	02/01/29(a)	250	222,257
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30	688	412,554
5.750%	01/15/30	1,450	902,826
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A (original cost $4,286,225; purchased 07/18/19 - 05/19/21)(f)
6.625%	08/15/27(d)	5,020	231,603
Sec’d. Notes, 144A (original cost $1,578,917; purchased 07/18/19 - 08/30/22)(f)
5.375%	08/15/26(d)	2,365	118,990
Directv Financing LLC/Directv Financing Co-Obligor, Inc.,
Sr. Sec’d. Notes, 144A
5.875%	08/15/27	375	352,122
DISH DBS Corp.,
Gtd. Notes
5.125%	06/01/29	1,040	536,099
5.875%	11/15/24(a)	1,529	1,440,574
7.750%	07/01/26	2,881	2,011,289
Sr. Sec’d. Notes, 144A
5.250%	12/01/26	605	519,854
DISH Network Corp.,
Sr. Sec’d. Notes, 144A
11.750%	11/15/27	275	286,870
Gannett Holdings LLC,
Sr. Sec’d. Notes, 144A
6.000%	11/01/26	255	225,906

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Gray Television, Inc.,
Gtd. Notes, 144A
4.750%	10/15/30	160	$121,204
5.875%	07/15/26(a)	450	438,487
7.000%	05/15/27(a)	443	419,007
iHeartCommunications, Inc.,
Gtd. Notes
8.375%	05/01/27(a)	422	273,843
Sr. Sec’d. Notes
6.375%	05/01/26	50	42,562
Sr. Sec’d. Notes, 144A
5.250%	08/15/27	206	163,603
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A
5.375%	08/15/27	220	214,426
News Corp.,
Sr. Unsec’d. Notes, 144A
3.875%	05/15/29	300	277,355
Nexstar Media, Inc.,
Gtd. Notes, 144A
4.750%	11/01/28(a)	367	338,218
5.625%	07/15/27	671	651,600
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.500%	09/15/26	595	453,738
Sr. Unsec’d. Notes, 144A
6.500%	09/15/28	735	360,155
Scripps Escrow II, Inc.,
Sr. Sec’d. Notes, 144A
3.875%	01/15/29	400	353,013
Scripps Escrow, Inc.,
Gtd. Notes, 144A
5.875%	07/15/27	95	84,286
Sinclair Television Group, Inc.,
Gtd. Notes, 144A
5.125%	02/15/27(a)	340	306,943
Sr. Sec’d. Notes, 144A
4.125%	12/01/30	410	289,089
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
4.125%	07/01/30(a)	612	547,901
5.000%	08/01/27	218	211,184
5.500%	07/01/29(a)	915	886,756
TEGNA, Inc.,
Gtd. Notes
5.000%	09/15/29	650	596,375
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	02/15/25	46	45,919
6.625%	06/01/27	1,075	1,072,194
7.375%	06/30/30(a)	350	349,912
8.000%	08/15/28	155	160,218
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.500%	05/15/29(a)	419	405,345

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
VZ Secured Financing BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.000%	01/15/32	400	$338,200

			26,499,116

Mining — 0.9%
Arsenal AIC Parent LLC,
Sr. Sec’d. Notes, 144A
8.000%	10/01/30	75	78,877
Eldorado Gold Corp. (Turkey),
Sr. Unsec’d. Notes, 144A
6.250%	09/01/29	300	282,987
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A
7.500%	04/01/25(a)	325	311,002
8.625%	06/01/31(a)	200	168,364
Hecla Mining Co.,
Gtd. Notes
7.250%	02/15/28	215	217,652
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A
4.500%	04/01/26	150	144,375
6.125%	04/01/29	405	395,470
New Gold, Inc. (Canada),
Gtd. Notes, 144A
7.500%	07/15/27	385	388,369
Novelis Corp.,
Gtd. Notes, 144A
3.875%	08/15/31(a)	175	154,337
4.750%	01/30/30(a)	500	471,079

			2,612,512

Miscellaneous Manufacturing — 0.2%
Amsted Industries, Inc.,
Gtd. Notes, 144A
5.625%	07/01/27	100	100,286
Sr. Unsec’d. Notes, 144A
4.625%	05/15/30	220	201,368
Trinity Industries, Inc.,
Gtd. Notes, 144A
7.750%	07/15/28	380	395,654

			697,308

Oil & Gas — 6.2%
Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A
8.250%	02/15/26	150	151,087
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes
7.875%	12/15/24(d)	5,175	518
Antero Resources Corp.,
Gtd. Notes, 144A
5.375%	03/01/30(a)	500	479,858
8.375%	07/15/26	628	647,584
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26	325	326,881

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
9.000%	11/01/27	250	$314,748
Sr. Unsec’d. Notes, 144A
8.250%	12/31/28(a)	159	160,457
Athabasca Oil Corp. (Canada),
Sec’d. Notes, 144A
9.750%	11/01/26	262	275,100
Baytex Energy Corp. (Canada),
Sr. Unsec’d. Notes, 144A
8.750%	04/01/27(a)	420	433,650
Chesapeake Energy Corp.,
Gtd. Notes, 144A
6.750%	04/15/29	980	983,877
Chord Energy Corp.,
Gtd. Notes, 144A
6.375%	06/01/26	335	335,735
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
6.375%	06/15/26	50	49,863
7.000%	06/15/25	300	299,401
Civitas Resources, Inc.,
Gtd. Notes, 144A
8.375%	07/01/28	560	585,685
8.625%	11/01/30	75	79,783
8.750%	07/01/31	260	276,237
CNX Resources Corp.,
Gtd. Notes, 144A
7.250%	03/14/27	280	282,004
Comstock Resources, Inc.,
Gtd. Notes, 144A
5.875%	01/15/30	325	282,872
6.750%	03/01/29(a)	655	601,735
Crescent Energy Finance LLC,
Gtd. Notes, 144A
7.250%	05/01/26	335	339,159
9.250%	02/15/28	485	503,302
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	05/01/29	114	111,414
Diamond Foreign Asset Co./Diamond Finance LLC,
Sec’d. Notes, 144A
8.500%	10/01/30	275	280,844
Encino Acquisition Partners Holdings LLC,
Gtd. Notes, 144A
8.500%	05/01/28	270	266,732
Gulfport Energy Corp.,
Gtd. Notes
8.000%	05/17/26	545	551,428
HF Sinclair Corp.,
Sr. Unsec’d. Notes, 144A
6.375%	04/15/27	382	385,207
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	02/01/29	575	558,566
6.000%	02/01/31	325	312,927
6.250%	11/01/28	561	559,914
6.250%	04/15/32	275	264,602
8.375%	11/01/33	67	71,258

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
5.875%	02/01/29	175	$169,526
Nabors Industries Ltd.,
Gtd. Notes, 144A
7.250%	01/15/26	695	665,636
7.500%	01/15/28(a)	475	411,469
Nabors Industries, Inc.,
Gtd. Notes, 144A
7.375%	05/15/27	25	24,523
9.125%	01/31/30(a)	325	327,675
Noble Finance II LLC,
Gtd. Notes, 144A
8.000%	04/15/30	75	78,274
Parkland Corp. (Canada),
Gtd. Notes, 144A
4.500%	10/01/29	75	68,558
4.625%	05/01/30	400	371,052
Permian Resources Operating LLC,
Gtd. Notes, 144A
5.875%	07/01/29	103	100,216
7.000%	01/15/32	430	443,490
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A
7.125%	01/15/26	323	320,981
Range Resources Corp.,
Gtd. Notes
8.250%	01/15/29(a)	175	182,238
Gtd. Notes, 144A
4.750%	02/15/30(a)	793	734,449
SilverBow Resources, Inc.,
Sec’d. Notes, 144A, 3 Month SOFR + 7.750%
13.135%(c)	12/15/28^	150	148,590
SM Energy Co.,
Sr. Unsec’d. Notes
5.625%	06/01/25	340	336,999
6.625%	01/15/27	190	189,756
Southwestern Energy Co.,
Gtd. Notes
4.750%	02/01/32(a)	550	510,361
5.375%	02/01/29	570	555,003
5.375%	03/15/30	350	341,072
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
4.500%	05/15/29	345	321,970
4.500%	04/30/30(a)	225	208,389
6.000%	04/15/27	284	284,948
Transocean Poseidon Ltd.,
Sr. Sec’d. Notes, 144A
6.875%	02/01/27	116	114,634
Transocean, Inc.,
Gtd. Notes, 144A
8.000%	02/01/27(a)	150	147,750
11.500%	01/30/27	138	143,865
Valaris Ltd.,
Sec’d. Notes, 144A
8.375%	04/30/30	100	102,125

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Vital Energy, Inc.,
Gtd. Notes
9.750%	10/15/30	50	$51,819
10.125%	01/15/28(a)	190	195,920

			18,323,716

Oil & Gas Services — 0.1%
USA Compression Partners LP/USA Compression Finance Corp.,
Gtd. Notes
6.875%	09/01/27	200	198,218

Packaging & Containers — 2.4%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%
6.500%	06/30/27(a)	800	373,675
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Gtd. Notes, 144A
5.250%	08/15/27(a)	600	462,930
Canpack SA/Canpack US LLC (Poland),
Gtd. Notes, 144A
3.875%	11/15/29	635	538,417
Graham Packaging Co., Inc.,
Gtd. Notes, 144A
7.125%	08/15/28	380	342,694
Graphic Packaging International LLC,
Gtd. Notes, 144A
3.500%	03/01/29	200	180,646
Intelligent Packaging Holdco Issuer LP (Canada),
Sr. Unsec’d. Notes, 144A, Cash coupon 9.000% or PIK 9.750%
9.000%	01/15/26	400	336,000
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada),
Sr. Sec’d. Notes, 144A
6.000%	09/15/28	250	232,893
LABL, Inc.,
Sr. Sec’d. Notes, 144A
5.875%	11/01/28(a)	300	271,985
6.750%	07/15/26	330	321,740
9.500%	11/01/28	50	50,873
Sr. Unsec’d. Notes, 144A
8.250%	11/01/29	100	84,884
10.500%	07/15/27(a)	275	263,489
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A
7.875%	08/15/26	725	738,953
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A
6.625%	05/13/27	641	642,802
7.250%	05/15/31	50	50,739
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	10/15/28	175	164,650
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC,
Sr. Sec’d. Notes, 144A
4.000%	10/15/27(a)	531	499,133
Sealed Air Corp./Sealed Air Corp. US,
Gtd. Notes, 144A
6.125%	02/01/28	50	50,500

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers (cont’d.)
Trident TPI Holdings, Inc.,
Gtd. Notes, 144A
12.750%	12/31/28	350	$377,250
TriMas Corp.,
Gtd. Notes, 144A
4.125%	04/15/29	500	450,966
Trivium Packaging Finance BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.500%	08/15/26	650	633,750

			7,068,969

Pharmaceuticals — 2.3%
AdaptHealth LLC,
Gtd. Notes, 144A
4.625%	08/01/29	800	620,525
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27	1,293	713,647
9.250%	04/01/26	437	400,315
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28	425	194,795
5.000%	02/15/29	196	84,280
5.250%	01/30/30	1,155	515,419
6.250%	02/15/29	1,700	739,500
9.000%	12/15/25	398	370,765
Sr. Sec’d. Notes, 144A
4.875%	06/01/28	955	575,387
Elanco Animal Health, Inc.,
Sr. Unsec’d. Notes
6.650%	08/28/28(a)	365	378,779
Grifols SA (Spain),
Sr. Unsec’d. Notes, 144A
4.750%	10/15/28	485	438,508
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28	258	237,465
Sr. Unsec’d. Notes, 144A
5.125%	04/30/31(a)	875	745,883
Owens & Minor, Inc.,
Gtd. Notes, 144A
4.500%	03/31/29(a)	495	436,526
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A
7.750%	11/15/25	275	223,442

			6,675,236

Pipelines — 4.2%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.375%	06/15/29	325	312,921
5.750%	01/15/28	1,090	1,078,517
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.625%	07/15/26	265	263,693

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Buckeye Partners LP,
Sr. Unsec’d. Notes
4.125%	12/01/27	175	$166,907
Sr. Unsec’d. Notes, 144A
4.500%	03/01/28	188	178,441
CNX Midstream Partners LP,
Gtd. Notes, 144A
4.750%	04/15/30	75	66,451
DT Midstream, Inc.,
Gtd. Notes, 144A
4.375%	06/15/31	595	537,318
EnLink Midstream Partners LP,
Jr. Sub. Notes, Series C, 3 Month SOFR + 4.372%
9.756%(c)	01/29/24(oo)	505	465,620
EQM Midstream Partners LP,
Sr. Unsec’d. Notes
4.125%	12/01/26(a)	870	839,895
Sr. Unsec’d. Notes, 144A
4.500%	01/15/29	155	146,651
6.500%	07/01/27	355	362,339
7.500%	06/01/27	50	51,610
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
6.250%	05/15/26	474	473,266
8.000%	01/15/27	180	183,182
Global Partners LP/GLP Finance Corp.,
Gtd. Notes
6.875%	01/15/29	200	193,844
7.000%	08/01/27	10	9,777
Hess Midstream Operations LP,
Gtd. Notes, 144A
4.250%	02/15/30	615	568,494
Howard Midstream Energy Partners LLC,
Sr. Unsec’d. Notes, 144A
8.875%	07/15/28	75	78,990
Kinetik Holdings LP,
Gtd. Notes, 144A
5.875%	06/15/30	400	392,170
NGL Energy Operating LLC/NGL Energy Finance Corp.,
Sr. Sec’d. Notes, 144A
7.500%	02/01/26	475	479,927
Northriver Midstream Finance LP (Canada),
Sr. Sec’d. Notes, 144A
5.625%	02/15/26	215	208,365
NuStar Logistics LP,
Gtd. Notes
6.000%	06/01/26	256	255,281
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
3.600%	05/15/25	200	193,668
4.800%	05/15/30	465	430,357
6.875%	04/15/40	525	516,204
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	01/15/28	675	640,244
6.000%	03/01/27	596	585,369

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29	355	$319,695
Venture Global LNG, Inc.,
Sr. Sec’d. Notes, 144A
8.125%	06/01/28	290	292,882
8.375%	06/01/31	218	218,048
9.500%	02/01/29	1,135	1,199,980
9.875%	02/01/32	575	598,788

			12,308,894

Real Estate — 0.6%
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A
7.875%	11/15/25(a)	350	348,530
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A
7.750%	09/01/30	75	79,164
Howard Hughes Corp. (The),
Gtd. Notes, 144A
4.375%	02/01/31	325	285,029
5.375%	08/01/28	355	342,038
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A
5.250%	04/15/29	450	405,601
Realogy Group LLC/Realogy Co-Issuer Corp.,
Gtd. Notes, 144A
5.250%	04/15/30	100	74,627
5.750%	01/15/29	275	213,878

			1,748,867

Real Estate Investment Trusts (REITs) — 0.8%
Diversified Healthcare Trust,
Gtd. Notes
4.375%	03/01/31	429	323,204
9.750%	06/15/25	37	36,404
Sr. Unsec’d. Notes
4.750%	05/01/24	25	24,849
4.750%	02/15/28(a)	350	268,835
Iron Mountain, Inc.,
Gtd. Notes, 144A
5.250%	03/15/28	384	373,264
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.500%	03/15/31(a)	715	447,965
5.000%	10/15/27(a)	350	287,126
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes
4.750%	10/15/27(a)	615	597,359
Gtd. Notes, 144A
4.500%	02/15/29	100	93,292

			2,452,298

Retail — 4.4%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A
4.000%	10/15/30	943	840,835

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Arko Corp.,
Gtd. Notes, 144A
5.125%	11/15/29	125	$108,447
Asbury Automotive Group, Inc.,
Gtd. Notes, 144A
4.625%	11/15/29(a)	475	440,263
Bath & Body Works, Inc.,
Gtd. Notes
6.750%	07/01/36	325	328,032
6.875%	11/01/35	496	501,854
BCPE Ulysses Intermediate, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.750% or PIK 8.500%
7.750%	04/01/27	100	93,667
Beacon Roofing Supply, Inc.,
Sr. Sec’d. Notes, 144A
6.500%	08/01/30	25	25,634
Brinker International, Inc.,
Gtd. Notes, 144A
8.250%	07/15/30	275	288,616
Carrols Restaurant Group, Inc.,
Gtd. Notes, 144A
5.875%	07/01/29	175	153,872
Ferrellgas LP/Ferrellgas Finance Corp.,
Sr. Unsec’d. Notes, 144A (original cost $68,969; purchased 08/04/22 - 08/24/22)(f)
5.375%	04/01/26	75	73,404
Sr. Unsec’d. Notes, 144A (original cost $303,594; purchased 08/02/22 - 08/24/22)(f)
5.875%	04/01/29	350	331,082
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Gtd. Notes, 144A
6.750%	01/15/30	575	504,765
Sr. Sec’d. Notes, 144A
4.625%	01/15/29	75	68,167
Foundation Building Materials, Inc.,
Gtd. Notes, 144A
6.000%	03/01/29	225	203,305
Gap, Inc. (The),
Gtd. Notes, 144A
3.625%	10/01/29	645	551,050
3.875%	10/01/31	425	350,166
Group 1 Automotive, Inc.,
Gtd. Notes, 144A
4.000%	08/15/28	322	298,706
LBM Acquisition LLC,
Gtd. Notes, 144A
6.250%	01/15/29(a)	350	311,576
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/29	500	465,515
8.250%	08/01/31	100	104,596
Lithia Motors, Inc.,
Sr. Unsec’d. Notes, 144A
3.875%	06/01/29(a)	405	367,222
Macy’s Retail Holdings LLC,
Gtd. Notes, 144A
5.875%	03/15/30	355	335,274

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
NMG Holding Co., Inc./Neiman Marcus Group LLC,
Sr. Sec’d. Notes, 144A
7.125%	04/01/26	300	$288,396
Nordstrom, Inc.,
Sr. Unsec’d. Notes
4.375%	04/01/30(a)	430	374,479
Park River Holdings, Inc.,
Gtd. Notes, 144A
5.625%	02/01/29	500	400,848
Sr. Unsec’d. Notes, 144A
6.750%	08/01/29	75	61,608
Patrick Industries, Inc.,
Gtd. Notes, 144A
4.750%	05/01/29(a)	125	114,339
7.500%	10/15/27	50	50,386
Penske Automotive Group, Inc.,
Gtd. Notes
3.750%	06/15/29	515	460,444
PetSmart, Inc./PetSmart Finance Corp.,
Sr. Sec’d. Notes, 144A
4.750%	02/15/28	570	535,941
Rite Aid Corp.,
Sr. Sec’d. Notes, 144A
8.000%	11/15/26(d)	776	551,352
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	200	199,910
Sonic Automotive, Inc.,
Gtd. Notes, 144A
4.625%	11/15/29(a)	445	404,920
SRS Distribution, Inc.,
Gtd. Notes, 144A
6.000%	12/01/29	325	305,986
6.125%	07/01/29	225	213,452
Sr. Sec’d. Notes, 144A
4.625%	07/01/28	365	347,660
Staples, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	04/15/26	551	514,029
Sr. Unsec’d. Notes, 144A
10.750%	04/15/27	291	212,406
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	06/01/31	508	464,645
Superior Plus LP/Superior General Partner, Inc. (Canada),
Gtd. Notes, 144A
4.500%	03/15/29	625	577,556
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A
6.875%	10/15/28(a)	175	169,777
White Cap Parent LLC,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.250% or PIK 9.000%
8.250%	03/15/26	125	125,104

			13,119,286

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors — 0.4%
Amkor Technology, Inc.,
Sr. Unsec’d. Notes, 144A
6.625%	09/15/27	220	$221,972
ams-OSRAM AG (Austria),
Sr. Unsec’d. Notes, 144A
12.250%	03/30/29(a)	200	221,916
Entegris, Inc.,
Gtd. Notes, 144A
4.375%	04/15/28	610	580,546

			1,024,434

Software — 0.6%
AthenaHealth Group, Inc.,
Sr. Unsec’d. Notes, 144A
6.500%	02/15/30(a)	485	440,094
Black Knight InfoServ LLC,
Gtd. Notes, 144A
3.625%	09/01/28	475	452,380
Clarivate Science Holdings Corp.,
Gtd. Notes, 144A
4.875%	07/01/29	250	234,621
Sr. Sec’d. Notes, 144A
3.875%	07/01/28	245	230,691
RingCentral, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	08/15/30	205	209,684
SS&C Technologies, Inc.,
Gtd. Notes, 144A
5.500%	09/30/27	315	310,946

			1,878,416

Telecommunications — 2.4%
Altice France Holding SA (Luxembourg),
Sr. Sec’d. Notes, 144A
10.500%	05/15/27	317	205,257
Altice France SA (France),
Sr. Sec’d. Notes, 144A
5.125%	07/15/29	250	194,500
8.125%	02/01/27	530	487,600
CommScope Technologies LLC,
Gtd. Notes, 144A
5.000%	03/15/27	337	141,859
CommScope, Inc.,
Sr. Sec’d. Notes, 144A
6.000%	03/01/26	691	615,010
Digicel Group Holdings Ltd. (Jamaica),
Sr. Sec’d. Notes, Series 1A14, 144A (original cost $6,133; purchased 11/14/23)(f)
0.000%	12/31/30^	5	6,133
Sr. Sec’d. Notes, Series 1B14, 144A (original cost $2; purchased 11/14/23)(f)
0.000%	12/31/30^	17	—
Sr. Sec’d. Notes, Series 3A14, 144A (original cost $2,591; purchased 11/14/23)(f)
0.000%	12/31/30^	1	2,591

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Sr. Sec’d. Notes, Series 3B14, 144A (original cost $5; purchased 11/14/23)(f)
0.000%	12/31/30^	51	$—
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $769,774; purchased 05/22/20 - 04/08/21)(f)
8.000%	12/31/26(d)	959	19,170
Gtd. Notes, 144A, PIK 13.000% (original cost $7,005; purchased 10/19/23)(f)
13.000%	12/31/25(d)	10	6,750
Sr. Sec’d. Notes, 144A (original cost $180,806; purchased 10/19/23)(f)
8.750%	05/25/24	200	187,096
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A
6.750%	03/01/23(d)	4,638	92,760
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36(a)	530	326,853
Frontier Communications Holdings LLC,
Sr. Sec’d. Notes, 144A
5.000%	05/01/28	150	138,592
5.875%	10/15/27	650	627,382
Hughes Satellite Systems Corp.,
Gtd. Notes
6.625%	08/01/26(a)	480	378,340
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A
6.500%	10/15/26	275	273,889
Intelsat Jackson Holdings SA (Luxembourg),
Sr. Sec’d. Notes, 144A
6.500%	03/15/30	1,060	1,008,622
Level 3 Financing, Inc.,
Gtd. Notes, 144A (original cost $44,250; purchased 11/03/23 - 11/08/23)(f)
4.250%	07/01/28	75	43,500
Gtd. Notes, 144A (original cost $446,375; purchased 12/22/22 - 02/08/23)(f)
4.625%	09/15/27	550	330,000
Sr. Sec’d. Notes, 144A (original cost $301,875; purchased 12/05/22)(f)
3.400%	03/01/27	350	336,000
Sr. Sec’d. Notes, 144A (original cost $163,625; purchased 03/31/23)(f)
10.500%	05/15/30	170	165,902
Lumen Technologies, Inc.,
Sr. Sec’d. Notes, 144A
4.000%	02/15/27	475	301,233
Sr. Unsec’d. Notes, 144A
5.125%	12/15/26	310	192,196
Telecom Italia Capital SA (Italy),
Gtd. Notes
6.000%	09/30/34	400	376,500
Viasat, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	09/15/25	745	728,573

			7,186,308

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation — 0.4%
GN Bondco LLC,
Sr. Sec’d. Notes, 144A
9.500%	10/15/31	375	$365,667
RXO, Inc.,
Gtd. Notes, 144A
7.500%	11/15/27	445	460,345
XPO, Inc.,
Gtd. Notes, 144A
7.125%	06/01/31	315	327,062
7.125%	02/01/32	135	139,235

			1,292,309

Trucking & Leasing — 0.0%
Fortress Transportation & Infrastructure Investors LLC,
Gtd. Notes, 144A
5.500%	05/01/28	50	48,129

TOTAL CORPORATE BONDS (cost $264,510,179)			232,879,905

FLOATING RATE AND OTHER LOANS — 4.4%
Auto Parts & Equipment — 0.3%
Adient US LLC,
Term B-1 Loan, 1 Month SOFR + 3.364%
8.720%(c)	04/10/28	279	279,949
Dexko Global, Inc.,
First Lien Closing Date Dollar Term Loan, 3 Month SOFR + 4.012%
9.360%(c)	10/04/28	399	396,734
Tenneco, Inc.,
Term A Loan, 3 Month SOFR + 4.850%
10.219%(c)	11/17/28	170	147,103

			823,786

Beverages — 0.1%
Triton Water Holdings, Inc.,
First Lien Initial Term Loan, 3 Month SOFR + 3.512%
8.860%(c)	03/31/28	316	312,305

Building Materials — 0.1%
Cabinetworks,
Initial Term Loan, 3 Month SOFR + 4.512%
9.860%(c)	05/17/28	294	257,122

Chemicals — 0.1%
Iris Holdings Ltd.,
Initial Term Loan, 3 Month SOFR + 4.850%
10.172%(c)	06/28/28	52	47,667
Venator Finance Sarl,
Delayed Draw Term Loan, 1 Month SOFR + 8.000%
22.720%(c)	10/12/28	19	18,737
Term Loan, 3 Month SOFR + 10.000%
15.426%(c)	10/12/28	180	178,397

			244,801

Computers — 0.1%
McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.850%
9.193%(c)	03/01/29	198	196,505

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (continued)
Cosmetics/Personal Care — 0.5%
Conair Holdings LLC,
First Lien Initial Term Loan, 1 Month SOFR + 3.864%
9.220%(c)	05/17/28	686	$671,245
Sunshine Luxembourg VII Sarl (Luxembourg),
Term B-3 Loan (USD), 3 Month SOFR + 3.600%
8.948%(c)	10/01/26	735	738,102

			1,409,347

Electric — 0.1%
Heritage Power LLC,
Term Loan, 3 Month SOFR + 5.500%
10.867%(c)	07/20/26^	164	155,793

Environmental Control — 0.1%
Madison IAQ LLC,
Initial Term Loan, 1 Month SOFR + 3.364%
8.721%(c)	06/21/28	365	362,781

Foods — 0.2%
Moran Foods LLC,
First Lien A R 2023 FLFO PIK T/L, 3 Month SOFR + 2.000%
12.698%(c)	06/30/26^	555	461,269
12.698%(c)	06/30/26^	312	199,413
Term Loan
—%(p)	06/30/26^	16	16,418

			677,100

Healthcare-Services — 0.2%
Paraxel International,
First Lien Initial Term Loan, 1 Month SOFR + 3.364%
8.720%(c)	11/15/28	316	317,551
US Renal Care, Inc.,
Closing Date Term Loan, 1 Month SOFR + 5.114%
10.470%(c)	06/20/28	363	273,574

			591,125

Housewares — 0.2%
SWF Holdings I Corp.,
Initial Term Loan, 1 Month SOFR + 4.114%
9.470%(c)	10/06/28	580	515,041

Insurance — 0.1%
Acrisure LLC,
2021-1 Additional Term Loan, 3 Month LIBOR + 3.750%
9.400%(c)	02/15/27	149	148,579
Asurion LLC,
New B-4 Term Loan, 1 Month SOFR + 5.364%
10.720%(c)	01/20/29	240	225,943

			374,522

Internet — 0.1%
Shutterfly Finance LLC,
Second Lien PIK Term Loan, 3 Month SOFR + 1.000%
5.174%(c)	10/01/27	217	154,344

Media — 0.4%
CSC Holdings LLC,
2022 Refinancing Term Loan, 1 Month SOFR + 4.500%
9.862%(c)	01/18/28	699	674,578

Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (continued)
Media (cont’d.)
Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 8.000%
12.925%(c)	05/25/26	363	$272,622
Second Lien Term Loan
8.175%	08/24/26	216	9,186
iHeartCommunications, Inc.,
New Term Loan, 1 Month SOFR + 3.114%
8.470%(c)	05/01/26	390	335,678
Radiate Holdco LLC,
Amendment No. 6 Term Loan, 1 Month SOFR + 3.364%
8.720%(c)	09/25/26	50	39,891

			1,331,955

Miscellaneous Manufacturing — 0.0%
FGI Operating Co. LLC,
Exit Term Loan
12.000%	05/16/23^	20	2,154

Packaging & Containers — 0.2%
Graham Packaging Co., Inc.,
New Term Loan, 1 Month SOFR + 3.114%
8.470%(c)	08/04/27	250	250,126
LABL, Inc.,
Initial Dollar Term Loan, 1 Month SOFR + 5.100%
10.456%(c)	10/27/28	319	305,514

			555,640

Retail — 0.7%
Claire’s Stores, Inc.,
Term B Loan, 1 Month SOFR + 6.600%
11.832%(c)	12/18/26	612	556,626
Great Outdoors Group LLC,
Term B-2 Loan, 1 Month SOFR + 3.864%
9.220%(c)	03/06/28	335	334,312
Petco Health & Wellness Co., Inc.,
First Lien Initial Term Loan, 3 Month SOFR + 3.512%
8.860%(c)	03/03/28	511	483,051
Prime Source,
Intial Term Loan, 3 Month SOFR + 3.512%
8.907%(c)	12/28/27	191	185,961
White Cap Buyer LLC,
Initial Closing Date Term Loan, 1 Month SOFR + 3.750%
9.106%(c)	10/19/27	536	536,565

			2,096,515

Semiconductors — 0.2%
Brooks Automation,
Initial Term Loan, 12 Month SOFR + 3.100%
8.443%(c)	02/01/29	575	573,131

Software — 0.4%
Boxer Parent Co., Inc.,
2021 Replacement Dollar Term Loan, 1 Month SOFR + 3.864%
9.097%(c)	10/02/25	254	254,258
Second Lien Incremental Term Loan, 1 Month SOFR + 5.614%
10.970%(c)	02/27/26	150	149,391
Greeneden U.S. Holdings II LLC,
B-4 Dollar Term Loan, 1 Month SOFR + 4.114%
9.470%(c)	12/01/27	603	604,929

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (continued)
Software (cont’d.)
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.364%
10.723%(c)	07/14/28	277	$259,665

			1,268,243

Telecommunications — 0.2%
CenturyLink, Inc.,
Term B Loan, 1 Month SOFR + 2.364%
7.720%(c)	03/15/27	270	181,947
Digicel International Finance Ltd. (Jamaica),
First Lien Initial Term B Loan, 6 Month LIBOR + 3.250%
8.981%(c)	05/27/24	25	23,025
Level 3 Financing, Inc.,
Tranche B 2027 Term Loan, 1 Month SOFR + 1.864%
7.220%(c)	03/01/27^	30	28,500
Xplornet Communications, Inc. (Canada),
First Lien Refinancing Term Loan, 3 Month SOFR + 4.262%
9.610%(c)	10/02/28	527	311,477
Initial Term Loan - Second Lien, 3 Month SOFR + 7.262%
12.610%(c)	10/01/29	195	45,825

			590,774

Transportation — 0.1%
First transit Parent, Inc.,
Initial Term B Loan, 3 Month SOFR + 3.262%
8.610%(c)	07/21/28	309	306,682
Initial Term C Loan, 3 Month SOFR + 3.262%
8.610%(c)	07/21/28	93	92,762

			399,444

TOTAL FLOATING RATE AND OTHER LOANS (cost $14,060,110)			12,892,428

U.S. TREASURY OBLIGATIONS — 4.5%
U.S. Treasury Notes
3.000%	07/31/24(k)	544	537,476
4.250%	09/30/24	2,000	1,989,844
4.625%	02/28/25(k)	372	371,739
5.000%	10/31/25(h)	10,300	10,418,289

TOTAL U.S. TREASURY OBLIGATIONS (cost $13,245,684)			13,317,348

	Shares

COMMON STOCKS — 2.1%
Biotechnology — 0.0%
MNK Common Stock*^	145	5,546

Broadline Retail — 0.0%
MYT Holding LLC (Class B Stock)*^	63,595	28,618
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG*^	956	109,940

		138,558

Building Products — 0.0%
SAL TopCo LLC*^	2,403,091	24,031

	Shares	Value

COMMON STOCKS (continued)
Chemicals — 1.0%
Cornerstone Chemical Co.*^	16,552	$314,488
TPC Group, Inc.*^	59,856	1,675,968
Venator Materials PLC (original cost $1,266,387; purchased 07/18/18 - 10/19/23)*(f)	94,703,485	988,231

		2,978,687

Diversified Telecommunication Services — 0.0%
Windstream Holdings, Inc.*^	486	5,103

Electric Utilities — 0.4%
GenOn Energy Holdings, Inc. (Class A Stock)*^	14,898	636,890
Heritage Power LLC*^	22,672	286,574
Heritage Power LLC*^	997	12,602
Heritage Power LLC*^	26,092	13,046
Keycon Power Holdings LLC (original cost $661,008; purchased 01/14/19)*^(f)	2,665	124,429

		1,073,541

Gas Utilities — 0.1%
Ferrellgas Partners LP (Class B Stock) (original cost $353,979; purchased 04/02/19 - 09/26/19)(f)	1,289	212,494

Independent Power & Renewable Electricity Producers — 0.1%
Vistra Corp.	9,008	346,988

Media — 0.0%
Clear Channel Outdoor Holdings, Inc.*	63,738	116,003
iHeartMedia, Inc. (Class A Stock)*	10,969	29,287

		145,290

Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp.(a)	6,509	500,802
EP Energy Corp.*^	9,416	15,066

		515,868

Specialty Retail — 0.1%
Claire’s Private Placement*^	795	274,275

Technology Hardware, Storage & Peripherals — 0.0%
Goodman Networks, Inc.*^	27,103	3

Wireless Telecommunication Services — 0.2%
Intelsat Emergence SA (Luxembourg)*	20,934	607,096

TOTAL COMMON STOCKS (cost $6,723,001)		6,327,480

PREFERRED STOCKS — 0.6%
Broadline Retail — 0.1%
MYT Holding LLC, Series A, 10.000%, Maturing 06/06/29*^	291,500	153,038

Electronic Equipment, Instruments & Components — 0.0%
Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31 (original cost $75,000; purchased 03/29/21)^(f)	75	75,000

Specialty Retail — 0.5%
Claire’s Stores, Inc., CVT*^	703	1,406,000

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

PREFERRED STOCKS (continued)
Technology Hardware, Storage & Peripherals — 0.0%
Goodman Networks, Inc.*^	32,246	$322

TOTAL PREFERRED STOCKS (cost $640,070)		1,634,360

	Units

RIGHTS* — 0.1%
Energy Equipment & Services
Vistra Corp., expiring 01/23/27^	180,881	230,623

(cost $0)

	Shares

UNAFFILIATED EXCHANGE-TRADED FUNDS — 3.0%
iShares Broad USD High Yield Corporate Bond ETF	123,967	4,506,201
iShares iBoxx High Yield Corporate Bond ETF	58,178	4,502,394

TOTAL UNAFFILIATED EXCHANGE-TRADED FUNDS (cost $9,147,400)		9,008,595

	Units

WARRANTS* — 0.0%
Broadline Retail
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG, expiring 09/24/27^	2,515	31,437

(cost $25)

TOTAL LONG-TERM INVESTMENTS (cost $311,385,032)		278,940,557

	Shares
SHORT-TERM INVESTMENTS — 18.0%
AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wb)	12,161,550	12,161,550
PGIM Institutional Money Market Fund (cost $40,817,335; includes $40,598,636 of cash collateral for securities on loan)(b)(wb)	40,834,048	40,817,715

TOTAL SHORT-TERM INVESTMENTS (cost $52,978,885)		52,979,265

TOTAL INVESTMENTS—112.5% (cost $364,363,917)		331,919,822
Liabilities in excess of other assets(z) — (12.5)%		(36,863,904)

NET ASSETS — 100.0%		$295,055,918

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $6,735,084 and 2.3% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $39,971,192; cash collateral of $40,598,636 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $11,163,818. The aggregate value of $3,673,119 is 1.2% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Futures contracts outstanding at December 31, 2023:

				Value / Unrealized Appreciation (Depreciation)
Number			Current
of		Expiration	Notional
Contracts	Type	Date	Amount

Long Positions:
123	5 Year U.S. Treasury Notes	Mar. 2024	$13,379,133	$326,761
28	10 Year U.S. Treasury Notes	Mar. 2024	3,160,938	93,396
6	20 Year U.S. Treasury Bonds	Mar. 2024	749,625	40,659
3	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	400,781	19,171

				$479,987

Forward foreign currency exchange contracts outstanding at December 31, 2023:

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 01/12/24	BNYM	EUR 691	$756,944	$763,370	$—	$(6,426)

Credit default swap agreement outstanding at December 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.41.V2	12/20/28	5.000%(Q)	822	3.562%	$48,373	$49,302	$929

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Total return swap agreements outstanding at December 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q)/ 5.380%	MSI	03/20/24	(4,180)	$(125,858)	$—	$(125,858)
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 5.380%	BNP	09/20/24	(1,453)	(46,283)	—	(46,283)
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 5.380%	MSI	09/20/24	(1,060)	(40,910)	—	(40,910)

					$(213,051)	$—	$(213,051)

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$—	$—	$(213,051)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$647,000	$276,625

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$2,400,541	$—
Convertible Bonds	—	217,840	—
Corporate Bonds	—	232,431,367	448,538
Floating Rate and Other Loans	—	12,028,881	863,547
U.S. Treasury Obligations	—	13,317,348	—
Common Stocks	1,981,311	819,590	3,526,579
Preferred Stocks	—	—	1,634,360
Rights	—	—	230,623
Unaffiliated Exchange-Traded Funds	9,008,595	—	—
Warrants	—	—	31,437

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investments
Affiliated Mutual Funds	$52,979,265	$—	$—

Total	$63,969,171	$261,215,567	$6,735,084

Other Financial Instruments*
Assets
Futures Contracts	$479,987	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	929	—

Total	$479,987	$929	$—

Liabilities
OTC Forward Foreign Currency Exchange Contract	$—	$(6,426)	$—
OTC Total Return Swap Agreements	—	(213,051)	—

Total	$—	$(219,477)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds	Floating Rate and Other Loans	Common Stocks	Preferred Stocks	Rights	Warrants

Balance as of 12/31/22	$35,195	$471,750	$3,829,495	$1,700,076	$288,796	$106,887
Realized gain (loss)	(258)	—	1	—	—	—
Change in unrealized appreciation (depreciation)	1,552	(46,973)	(611,706)	(65,716)	(58,173)	(75,450)
Purchases/Exchanges/Issuances	449,314	902,333	566,294	—	—	—
Sales/Paydowns	(2,101)	(298)	(1)	—	—	—
Accrued discount/premium	26	6,411	—	—	—	—
Transfers into Level 3*	—	—	—	—	—	—
Transfers out of Level 3*	(35,190)	(469,676)	(257,504)	—	—	—

Balance as of 12/31/23	$448,538	$863,547	$3,526,579	$1,634,360	$230,623	$31,437

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$1,557	$(46,973)	$(611,703)	$(65,716)	$—	$(75,450)

*

It is the Portfolio’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Portfolio.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of December 31, 2023	Valuation Approach	Valuation Methodology	Unobservable Inputs

Corporate Bonds	$148,590	Market	Comparable/Relative Value	Adjusted Yield
Corporate Bonds	8,724	Market	Recovery Value	Recovery Value
Corporate Bonds	291,224	Market	Transaction Based	Unadjusted Purchase Price

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Level 3 Securities**	Fair Value as of December 31, 2023	Valuation Approach	Valuation Methodology	Unobservable Inputs

Floating Rate and Other Loans	$660,682	Market	Adjusted Yield	Estimated Yield
Floating Rate and Other Loans	2,154	Market	Enterprise Value	Discount Rate
Floating Rate and Other Loans	16,418	Market	Recovery Value	Recovery Value
Common Stocks	636,893	Market	Discounting	Discount Rate
Common Stocks	314,488	Market	Enterprise Value	Implied Value
Common Stocks	312,222	Market	Implied Value	Implied Value
Common Stocks	15,066	Market	Net Present Value	Net Present Value
Common Stocks	24,031	Market	Option/Recovery Value	Option/Recovery Value
Common Stocks	124,429	Market	Recovery Value	Implied Equity Value
Preferred Stocks	322	Market	Enterprise Value	EBIDTA Multiple
Preferred Stocks	75,000	Market	Transaction Based	Unadjusted Purchase Price

	$2,630,243

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of December 31, 2023, the aggregate value of these securities and/or derivatives was $4,104,841. The unobservable inputs for these investments were not developed by the Portfolio and are not readily available (e.g. single broker quotes).

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Affiliated Mutual Funds (13.8% represents investments purchased with collateral from securities on loan)	18.0%
Media	9.5
Oil & Gas	6.2
Retail	5.1
U.S. Treasury Obligations	4.5
Pipelines	4.2
Commercial Services	4.1
Healthcare-Services	3.4
Unaffiliated Exchange-Traded Funds	3.0
Chemicals	3.0
Electric	3.0
Leisure Time	2.9
Telecommunications	2.6
Entertainment	2.6
Packaging & Containers	2.6
Diversified Financial Services	2.5
Pharmaceuticals	2.3
Building Materials	2.1
Foods	1.9
Home Builders	1.9
Auto Manufacturers	1.9
Auto Parts & Equipment	1.6
Lodging	1.6
Aerospace & Defense	1.4
Airlines	1.2
Computers	1.1
Software	1.0
Housewares	1.0
Advertising	1.0
Mining	0.9
Real Estate Investment Trusts (REITs)	0.8
Collateralized Loan Obligations	0.8

Environmental Control	0.8%
Iron/Steel	0.8
Healthcare-Products	0.7
Internet	0.7
Cosmetics/Personal Care	0.7
Electronics	0.6
Household Products/Wares	0.6
Real Estate	0.6
Engineering & Construction	0.6
Specialty Retail	0.6
Semiconductors	0.6
Transportation	0.5
Machinery-Diversified	0.5
Electrical Components & Equipment	0.5
Insurance	0.4
Electric Utilities	0.4
Distribution/Wholesale	0.3
Agriculture	0.3
Home Furnishings	0.3
Gas	0.2
Banks	0.2
Miscellaneous Manufacturing	0.2
Apparel	0.2
Wireless Telecommunication Services	0.2
Investment Companies	0.2
Oil, Gas & Consumable Fuels	0.2
Coal	0.1
Independent Power & Renewable Electricity Producers	0.1
Broadline Retail	0.1
Beverages	0.1
Energy Equipment & Services	0.1
Gas Utilities	0.1
Oil & Gas Services	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Industry Classification (continued):

Biotechnology	0.1%
Machinery-Construction & Mining	0.1
Electronic Equipment, Instruments & Components	0.0	*
Trucking & Leasing	0.0	*
Building Products	0.0	*
Diversified Telecommunication Services	0.0	*
Technology Hardware, Storage & Peripherals	0.0	*

	112.5
Liabilities in excess of other assets	(12.5)

	100.0%

* Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$929*	—	$—
Foreign exchange contracts	—	—	Unrealized depreciation on OTC forward foreign currency exchange contracts	6,426
Interest rate contracts	Due from/to broker-variation margin futures	479,987*	—	—
Interest rate contracts	—	—	Unrealized depreciation on OTC swap agreements	213,051

		$480,916		$219,477

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$(584,161)
Foreign exchange contracts	—	(40,009)	—
Interest rate contracts	(663,162)	—	(193,823)

Total	$(663,162)	$(40,009)	$(777,984)

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST HIGH YIELD PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$77,569
Foreign exchange contracts	—	32,105	—
Interest rate contracts	537,405	—	(236,912)

Total	$537,405	$32,105	$(159,343)

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Futures Contracts - Long Positions (1)	$23,461,572
Futures Contracts - Short Positions (1)	223,956
Forward Foreign Currency Exchange Contracts - Purchased (2)	741,547
Forward Foreign Currency Exchange Contracts - Sold (2)	1,871,041
Credit Default Swap Agreements - Buy Protection (1)	8,926,740
Total Return Swap Agreements (1)	5,616,600

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$39,971,192	$(39,971,192)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BNP	$—	$(46,283)	$(46,283)	$—	$(46,283)
BNYM	—	(6,426)	(6,426)	—	(6,426)
MSI	—	(166,768)	(166,768)	142,767	(24,001)

	$—	$(219,477)	$(219,477)	$142,767	$(76,710)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST HIGH YIELD PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $39,971,192:
Unaffiliated investments (cost $311,385,032)	$278,940,557
Affiliated investments (cost $52,978,885)	52,979,265
Foreign currency, at value (cost $682,171)	695,010
Cash	56,393
Dividends and interest receivable	4,475,422
Deposit with broker for centrally cleared/exchange-traded derivatives	647,000
Receivable for investments sold	28,922
Receivable for Portfolio shares sold	11,588
Due from broker-variation margin futures	8,244
Prepaid expenses and other assets	6,244

Total Assets	337,848,645

LIABILITIES
Payable to broker for collateral for securities on loan	40,598,636
Payable for investments purchased	1,309,826
Accrued expenses and other liabilities	555,126
Unrealized depreciation on OTC swap agreements	213,051
Management fee payable	70,546
Payable for Portfolio shares purchased	25,489
Distribution fee payable	12,086
Unrealized depreciation on OTC forward foreign currency exchange contracts	6,426
Affiliated transfer agent fee payable	707
Trustees’ fees payable	461
Due to broker-variation margin swaps	373

Total Liabilities	42,792,727

NET ASSETS	$295,055,918

Net assets were comprised of:
Partners’ Equity	$295,055,918

Net asset value and redemption price per share, $295,055,918 / 24,285,617 outstanding shares of beneficial interest	$12.15

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$18,942,186
Unaffiliated dividend income	755,340
Income from securities lending, net (including affiliated income of $220,920)	259,558
Affiliated dividend income	236,563

Total income	20,193,647

EXPENSES
Management fee	1,751,993
Distribution fee	751,962
Custodian and accounting fees	105,433
Audit fee	68,900
Professional fees	30,036
Shareholders’ reports	16,440
Trustees’ fees	13,311
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,851
Miscellaneous	36,940

Total expenses	2,783,866
Less: Fee waiver and/or expense reimbursement	(226,362)

Net expenses	2,557,504

NET INVESTMENT INCOME (LOSS)	17,636,143

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $24,873)	(15,503,708)
Futures transactions	(663,162)
Forward currency contract transactions	(40,009)
Swap agreements transactions	(777,984)
Foreign currency transactions	(49,669)

(17,034,532)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(16,721))	28,017,187
Futures	537,405
Forward currency contracts	32,105
Swap agreements	(159,343)
Foreign currencies	12,148

28,439,502

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	11,404,970

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$29,041,113

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023		Year Ended December 31, 2022

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$17,636,14	3	$21,605,133
Net realized gain (loss) on investment and foreign currency transactions	(17,034,532)		(15,792,394)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	28,439,502		(68,424,300)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	29,041,113		(62,611,561)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [4,814,892 and 7,035,370 shares, respectively]	55,397,718		79,151,170
Portfolio shares purchased [12,105,317 and 28,053,528 shares, respectively]	(136,387,200)		(322,582,510)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(80,989,482)		(243,431,340)

TOTAL INCREASE (DECREASE)	(51,948,369)		(306,042,901)
NET ASSETS:
Beginning of year	347,004,287		653,047,188

End of year	$295,055,918		$347,004,287

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST HIGH YIELD PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$10.99	$12.42	$11.68	$11.38	$9.87

Income (Loss) From Investment Operations:
Net investment income (loss)	0.67	0.58	0.51	0.57	0.64
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.49	(2.01)	0.23	(0.27)	0.87

Total from investment operations	1.16	(1.43)	0.74	0.30	1.51

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$12.15	$10.99	$12.42	$11.68	$11.38

Total Return(d)	10.56%	(11.51)%	6.34%	2.64%	15.30	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$295	$347	$653	$842	$654
Average net assets (in millions)	$301	$428	$768	$606	$672
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.85%	0.85%	0.85%	0.87%	0.88%
Expenses before waivers and/or expense reimbursement	0.93%	0.89%	0.86%	0.87%	0.88%
Net investment income (loss)	5.86%	5.05%	4.21%	5.17%	5.92%
Portfolio turnover rate(g)	30%	39%	44%	72%	59%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST INVESTMENT GRADE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

		Shares	Value
LONG-TERM INVESTMENTS — 95.2%
AFFILIATED MUTUAL FUNDS — 36.6%
Fixed Income
AST J.P. Morgan Fixed Income Central Portfolio*		50,300,607	$530,168,399
AST PGIM Fixed Income Central Portfolio*		308,390,099	3,290,522,356
AST T. Rowe Price Fixed Income Central Portfolio*		269,411	2,912,331

TOTAL FIXED INCOME (cost $3,516,470,045)(wa)			3,823,603,086

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 9.9%
Automobiles — 1.2%
AmeriCredit Automobile Receivables Trust,
Series 2023-02, Class C
6.000%	07/18/29	16,500	16,665,695
Avis Budget Rental Car Funding AESOP LLC,
Series 2022-03A, Class A, 144A
4.620%	02/20/27	2,500	2,463,150
Series 2023-03A, Class A, 144A
5.440%	02/22/28	7,050	7,108,086
Series 2023-06A, Class A, 144A
5.810%	12/20/29	5,000	5,104,473
Series 2023-08A, Class A, 144A
6.020%	02/20/30	16,700	17,194,183
Enterprise Fleet Financing LLC,
Series 2023-03, Class A2, 144A
6.400%	03/20/30	15,000	15,331,846
GM Financial Revolving Receivables Trust,
Series 2023-02, Class A, 144A
5.770%	08/11/36	20,000	20,841,004
Santander Drive Auto Receivables Trust,
Series 2023-04, Class C
6.040%	12/15/31	9,300	9,453,947
Series 2023-05, Class C
6.430%	02/18/31	20,100	20,605,093
Series 2023-06, Class B
5.980%	04/16/29	11,100	11,299,041
Series 2023-06, Class C
6.400%	03/17/31	2,900	2,977,785

			129,044,303

Collateralized Loan Obligations — 8.4%
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2022-25A, Class A1, 144A, 3 Month SOFR + 1.390% (Cap N/A, Floor 1.390%)
6.806%(c)	04/20/35	3,000	2,984,287
Apidos CLO Ltd. (United Kingdom),
Series 2023-44A, Class A1, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)
7.380%(c)	04/26/35	33,000	33,201,524
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-03A, Class AR, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.422%)
6.834%(c)	10/21/34	8,500	8,488,014

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2022-01A, Class A1, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)
6.715%(c)	04/18/35	12,000	$11,955,511
Battalion CLO Ltd. (Cayman Islands),
Series 2019-16A, Class AR, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)
6.797%(c)	12/19/32	11,500	11,464,013
Carlyle US CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 0.000%)
6.697%(c)	04/20/31	7,271	7,283,250
CBAM Ltd. (Cayman Islands),
Series 2020-12A, Class AR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)
6.857%(c)	07/20/34	3,500	3,480,933
Crown City CLO (Cayman Islands),
Series 2022-04A, Class A1, 144A, 3 Month SOFR + 2.230% (Cap N/A, Floor 2.230%)
7.646%(c)	10/20/33	42,500	42,712,509
Crown Point CLO Ltd. (Cayman Islands),
Series 2021-11A, Class A, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)
6.784%(c)	01/17/34	5,000	4,980,240
Elevation CLO Ltd. (Cayman Islands),
Series 2021-13A, Class A1, 144A, 3 Month SOFR + 1.452% (Cap N/A, Floor 1.190%)
6.845%(c)	07/15/34	4,500	4,469,783
Series 2023-17A, Class A1, 144A, 3 Month SOFR + 1.870% (Cap N/A, Floor 1.870%)
7.234%(c)	10/20/36	50,000	50,259,050
HPS Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 0.000%)
6.654%(c)	02/05/31	689	688,113
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-14A, Class A1AR, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.877%(c)	10/20/34	5,375	5,372,185
Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month SOFR + 1.437% (Cap N/A, Floor 0.000%)
6.852%(c)	10/20/31	9,969	9,968,429
KKR CLO Ltd. (Cayman Islands),
Series 2023-46A, Class A1A, 144A, 3 Month SOFR + 1.850% (Cap N/A, Floor 1.850%)
7.266%(c)	04/20/35	11,500	11,505,859
Series 33A, Class A, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.847%(c)	07/20/34	8,000	7,988,132
KKR Static CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.220% (Cap N/A, Floor 2.220%)
7.636%(c)	10/20/31	129,183	129,331,031
Madison Park Funding Ltd. (Cayman Islands),
Series 2016-21A, Class AARR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.342%)
6.735%(c)	10/15/32	5,000	4,998,263

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2019-33A, Class AR, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)
6.684%(c)	10/15/32	5,000	$4,984,477
MidOcean Credit CLO (Cayman Islands),
Series 2017-07A, Class A1R, 144A, 3 Month SOFR + 1.302% (Cap N/A, Floor 0.000%)
6.695%(c)	07/15/29	6,865	6,855,236
Series 2019-10A, Class A1R, 144A, 3 Month SOFR + 1.492% (Cap N/A, Floor 1.230%)
6.904%(c)	10/23/34	4,000	3,984,637
Mountain View CLO Ltd. (Cayman Islands),
Series 2022-01A, Class A, 144A, 3 Month SOFR + 2.500% (Cap N/A, Floor 2.500%)
7.894%(c)	10/15/32	59,000	59,000,000
Nassau Ltd. (United Kingdom),
Series 2022-01A, Class A1, 144A, 3 Month SOFR + 2.130% (Cap N/A, Floor 2.130%)
7.524%(c)	01/15/31	32,850	32,995,066
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2014-17A, Class AR2, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 1.030%)
6.704%(c)	04/22/29	2,604	2,602,708
Northwoods Capital Ltd. (Cayman Islands),
Series 2017-15A, Class A1R, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.472%)
6.842%(c)	06/20/34	11,750	11,703,611
Oaktree CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)
7.394%(c)	07/15/33	25,000	25,000,000
OFSI BSL Ltd. (Cayman Islands),
Series 2022-11A, Class A1R, 144A, 3 Month SOFR + 2.050% (Cap N/A, Floor 2.050%)
7.436%(c)	10/18/35	14,750	14,760,433
Rad CLO Ltd. (Cayman Islands),
Series 2020-07A, Class A1, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.864%(c)	04/17/33	9,926	9,910,928
Regatta Funding Ltd. (Cayman Islands),
Series 2016-01A, Class AR2, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)
6.837%(c)	04/20/34	11,455	11,447,119
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2023-01A, Class A, 144A, 3 Month SOFR + 1.900% (Cap N/A, Floor 1.900%)
7.251%(c)	01/20/36	43,250	43,280,418
Rockford Tower CLO Ltd.,
Series 2022-02A, Class A1R, 144A, 3 Month SOFR + 1.850% (Cap N/A, Floor 1.850%)
7.266%(c)	10/20/35	31,750	31,773,282
Sound Point CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1R, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)
6.744%(c)	10/23/31	7,250	7,241,288
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.832%(c)	10/29/34	2,500	2,497,247

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)
6.696%(c)	10/20/32	12,000	$11,970,101
THL Credit Wind River CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)
6.837%(c)	07/20/34	8,500	8,435,875
Tikehau US CLO Ltd. (Bermuda),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.390% (Cap N/A, Floor 2.390%)
7.806%(c)	01/20/32	29,505	29,505,421
Series 2023-02A, Class A1, 144A, 3 Month SOFR + 1.950% (Cap N/A, Floor 1.950%)
7.311%(c)	01/15/36	27,250	27,263,448
TSTAT Ltd. (Bermuda),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.370% (Cap N/A, Floor 2.370%)
7.786%(c)	01/20/31	111,245	111,244,804
Venture CLO Ltd. (Cayman Islands),
Series 2021-43A, Class A1, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 1.240%)
6.895%(c)	04/15/34	7,750	7,697,485
Warwick Capital CLO Ltd. (United Kingdom),
Series 2023-02A, Class A1, 144A, 3 Month SOFR + 1.950% (Cap N/A, Floor 1.950%)
7.327%(c)	01/15/37	48,000	48,029,314
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1R, 144A, 3 Month SOFR + 1.322% (Cap N/A, Floor 0.000%)
6.737%(c)	10/20/29	6,908	6,909,339
Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.814%(c)	01/17/31	4,410	4,408,965
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.865%(c)	10/15/34	1,500	1,494,125
Zais CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month SOFR + 1.552% (Cap N/A, Floor 0.000%)
6.945%(c)	04/15/30	1,046	1,046,293

			877,172,746

Consumer Loans — 0.2%
OneMain Financial Issuance Trust,
Series 2023-02A, Class A1, 144A
5.840%	09/15/36	15,300	15,604,168
Oportun Issuance Trust,
Series 2022-02, Class A, 144A
5.940%	10/09/29	1,003	1,001,609

			16,605,777

Credit Cards — 0.0%
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7
3.960%	10/13/30	2,700	2,637,660

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans — 0.0%
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN01, Class A1, 1 Month SOFR + 0.754% (Cap N/A, Floor 0.640%)
6.110%(c)	05/25/34	811	$762,774
MASTR Asset-Backed Securities Trust,
Series 2004-OPT02, Class A2, 1 Month SOFR + 0.814% (Cap N/A, Floor 0.700%)
6.170%(c)	09/25/34	534	483,969
Morgan Stanley ABS Capital I, Inc.,
Series 2002-HE03, Class A2, 1 Month SOFR + 1.194% (Cap N/A, Floor 1.080%)
6.550%(c)	03/25/33	149	147,045
Towd Point HE Trust,
Series 2023-01, Class A1A, 144A
6.875%	02/25/63	3,197	3,270,163

			4,663,951

Other — 0.0%
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month SOFR + 2.914% (Cap N/A, Floor 2.800%)
8.270%(c)	06/25/24	4,150	4,067,323

Residential Mortgage-Backed Securities — 0.1%
Countrywide Asset-Backed Certificates Trust,
Series 2004-06, Class 2A5, 1 Month SOFR + 0.894% (Cap N/A, Floor 0.780%)
6.250%(c)	11/25/34	449	429,150
Series 2004-ECC02, Class M1, 1 Month SOFR + 1.014% (Cap N/A, Floor 0.900%)
6.370%(c)	12/25/34	1,630	1,587,116
Credit Suisse Mortgage Trust,
Series 2018-RPL04, 144A
4.322%(cc)	07/25/50	2,391	2,159,271
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-NC05, Class M1, 1 Month SOFR + 1.014% (Cap N/A, Floor 0.900%)
6.370%(c)	05/25/34	563	530,610

			4,706,147

TOTAL ASSET-BACKED SECURITIES (cost $1,032,586,551)			1,038,897,907

COMMERCIAL MORTGAGE-BACKED SECURITIES — 9.5%
3650R Commercial Mortgage Trust,
Series 2022-PF02, Class ASB
5.290%(cc)	11/15/55	6,439	6,567,282
BANK,
Series 2018-BN13, Class A4
3.953%	08/15/61	15,490	14,760,431
Series 2019-BN20, Class A2
2.758%	09/15/62	6,610	5,710,157
Series 2019-BN22, Class A3
2.726%	11/15/62	3,500	3,078,992
Series 2021-BN32, Class A2
1.985%	04/15/54	10,000	9,167,823

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Bank of America Merrill Lynch Commercial Mortgage Trust,
Series 2016-UB10, Class A3
2.903%	07/15/49	2,620	$2,479,274
Barclays Commercial Mortgage Securities Trust,
Series 2019-C03, Class A3
3.319%	05/15/52	18,800	17,388,562
Series 2019-C04, Class A4
2.661%	08/15/52	11,045	10,013,315
Series 2021-C10, Class ASB
2.268%	07/15/54	10,449	9,316,752
Series 2022-C14, Class A4
2.692%	02/15/55	10,800	9,158,897
Series 2022-C17, Class A4
4.174%	09/15/55	9,358	8,815,560
Series 2023-C22, Class ASB
7.048%(cc)	11/15/56	6,826	7,598,152
Benchmark Mortgage Trust,
Series 2018-B05, Class A3
3.944%	07/15/51	8,248	7,794,353
Series 2020-IG01, Class A3
2.687%	09/15/43	10,120	8,122,561
Series 2021-B25, Class A2
1.977%	04/15/54	7,000	6,443,372
Series 2023-B38, Class A3
5.793%	04/15/56	10,000	10,352,380
BMO Mortgage Trust,
Series 2023-C07, Class A2
6.770%	12/15/56	29,991	31,540,263
BX Commercial Mortgage Trust,
Series 2019-XL, Class A, 144A, 1 Month SOFR + 1.034% (Cap N/A, Floor 0.920%)
6.396%(c)	10/15/36	20,404	20,352,398
Series 2019-XL, Class G, 144A, 1 Month SOFR + 2.414% (Cap N/A, Floor 2.300%)
7.776%(c)	10/15/36	4,250	4,185,180
BXP Trust,
Series 2021-601L, Class A, 144A
2.618%	01/15/44	5,515	4,317,742
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A4
2.624%	11/15/52	13,890	12,128,277
CCUBS Commercial Mortgage Trust,
Series 2017-C01, Class A3
3.283%(cc)	11/15/50	2,260	2,101,929
CD Mortgage Trust,
Series 2016-CD02, Class A4
3.526%(cc)	11/10/49	10,310	9,568,182
Series 2017-CD04, Class A3
3.248%	05/10/50	8,290	7,741,017
Series 2017-CD06, Class A4
3.190%	11/13/50	15,000	14,048,086
Series 2019-CD08, Class A3
2.657%	08/15/57	19,000	16,844,625
CFCRE Commercial Mortgage Trust,
Series 2016-C07, Class A2
3.585%	12/10/54	14,516	13,718,312

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust,
Series 2016-C02, Class A3
2.575%	08/10/49	2,695	$2,543,903
Series 2016-C03, Class A3
2.896%	11/15/49	1,242	1,160,334
Series 2016-GC36, Class A5
3.616%	02/10/49	10,075	9,605,096
Series 2016-P04, Class A3
2.646%	07/10/49	2,536	2,389,986
Series 2016-P05, Class A3
2.684%	10/10/49	1,654	1,537,305
Series 2017-P07, Class A3
3.442%	04/14/50	8,989	8,511,859
Commercial Mortgage Trust,
Series 2012-CR04, Class A3
2.853%	10/15/45	710	647,254
Series 2013-CR12, Class A4
4.046%	10/10/46	6,136	5,887,638
Series 2014-CR17, Class A5
3.977%	05/10/47	6,181	6,129,523
Series 2014-CR18, Class A5
3.828%	07/15/47	15,150	14,980,726
Series 2014-CR19, Class A5
3.796%	08/10/47	20,910	20,605,821
Series 2014-CR20, Class A3
3.326%	11/10/47	8,105	7,980,842
Series 2014-CR21, Class A3
3.528%	12/10/47	20,596	20,112,438
Series 2014-LC15, Class A4
4.006%	04/10/47	8,217	8,200,849
Series 2014-LC17, Class A5
3.917%	10/10/47	18,000	17,696,722
Series 2014-UBS02, Class A5
3.961%	03/10/47	5,824	5,813,451
Series 2014-UBS03, Class A4
3.819%	06/10/47	16,633	16,452,900
Series 2014-UBS04, Class A5
3.694%	08/10/47	17,422	17,068,525
Series 2014-UBS06, Class A5
3.644%	12/10/47	9,932	9,678,828
Series 2015-CR22, Class A4
3.048%	03/10/48	5,000	4,875,059
Series 2015-CR26, Class A4
3.630%	10/10/48	20,000	19,256,524
Series 2015-DC01, Class A5
3.350%	02/10/48	11,086	10,745,069
Series 2015-LC19, Class A4
3.183%	02/10/48	9,100	8,850,651
Series 2015-LC21, Class A4
3.708%	07/10/48	7,856	7,619,681
Series 2016-COR01, Class A3
2.826%	10/10/49	6,114	5,705,272
Series 2018-COR03, Class A2
3.961%	05/10/51	4,105	3,867,059

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class D, 144A, 1 Month SOFR + 1.647% (Cap N/A, Floor 1.600%)
7.009%(c)	05/15/36	1,776	$1,769,828
Series 2019-ICE04, Class E, 144A, 1 Month SOFR + 2.197% (Cap N/A, Floor 2.150%)
7.559%(c)	05/15/36	11,970	11,884,887
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A1, 144A
3.304%	09/15/37	7,917	6,807,781
Series 2016-NXSR, Class A3
3.501%	12/15/49	5,500	5,239,211
Series 2016-NXSR, Class A4
3.795%(cc)	12/15/49	7,000	6,642,516
CSAIL Commercial Mortgage Trust,
Series 2015-C03, Class A4
3.718%	08/15/48	17,686	17,070,186
Series 2017-CX10, Class A5
3.458%(cc)	11/15/50	10,080	9,183,518
DBGS Mortgage Trust,
Series 2018-BIOD, Class A, 144A, 1 Month SOFR + 1.099% (Cap N/A, Floor 0.803%)
6.461%(c)	05/15/35	4,569	4,534,221
Deutsche Bank Commercial Mortgage Trust,
Series 2017-C06, Class A3
3.269%	06/10/50	11,342	11,058,472
FHLMC Multifamily Structured Pass-Through Certificates,
Series K056, Class XAM, IO
1.164%(cc)	05/25/26	38,290	1,023,829
Series K093, Class XAM, IO
1.190%(cc)	05/25/29	51,135	2,796,885
Series K106, Class XAM, IO
1.583%(cc)	02/25/30	54,548	4,404,844
Series K734, Class X1, IO
0.645%(cc)	02/25/26	118,680	1,167,635
Series K736, Class XAM, IO
1.711%(cc)	07/25/26	63,677	2,414,294
Series K737, Class XAM, IO
1.007%(cc)	10/25/26	46,658	1,210,052
GS Mortgage Securities Trust,
Series 2014-GC20, Class A5
3.998%	04/10/47	12,127	12,088,965
Series 2015-GC34, Class A3
3.244%	10/10/48	8,906	8,590,986
Series 2016-GS04, Class A3
3.178%	11/10/49	4,808	4,557,945
Series 2018-GS09, Class A3
3.727%	03/10/51	7,275	6,851,274
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C18, Class A5
4.079%	02/15/47	18,684	18,576,981
Series 2014-C21, Class A5
3.775%	08/15/47	7,775	7,673,545
Series 2014-C22, Class A4
3.801%	09/15/47	33,000	32,419,698
Series 2014-C24, Class A4A1
3.373%	11/15/47	16,744	16,443,327

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-C31, Class A3
3.801%	08/15/48	5,632	$5,409,785
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP05, Class A5
3.723%	03/15/50	6,750	6,359,994
Series 2017-JP06, Class A5
3.490%	07/15/50	5,010	4,627,595
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C05, Class A4
3.414%	03/15/50	8,137	7,681,990
Series 2017-C05, Class A5
3.694%	03/15/50	7,669	7,183,054
Series 2020-COR07, Class A5
2.180%	05/13/53	12,000	9,309,608
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2014-C20, Class A5
3.805%	07/15/47	11,600	11,466,286
Series 2016-JP02, Class A3
2.559%	08/15/49	4,625	4,368,109
Series 2016-JP02, Class A4
2.822%	08/15/49	11,300	10,516,540
Series 2016-JP03, Class A4
2.627%	08/15/49	4,327	4,070,119
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A4, 144A
3.551%	07/12/50	25,100	23,575,597
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C23, Class A4
3.719%	07/15/50	9,375	9,084,869
Series 2016-C30, Class A4
2.600%	09/15/49	6,572	6,128,203
Series 2016-C31, Class A4
2.840%	11/15/49	13,603	12,809,320
Morgan Stanley Capital I Trust,
Series 2015-MS01, Class A4
3.779%(cc)	05/15/48	38,925	37,679,968
MSWF Commercial Mortgage Trust,
Series 2023-01, Class A2
6.451%	05/15/56	10,000	10,324,160
SLG Office Trust,
Series 2021-OVA, Class A, 144A
2.585%	07/15/41	7,000	5,782,923
UBS Commercial Mortgage Trust,
Series 2017-C04, Class A4
3.563%	10/15/50	8,100	7,551,589
Series 2018-C08, Class A3
3.720%	02/15/51	5,281	5,001,192
Series 2018-C10, Class A3
4.048%	05/15/51	1,988	1,880,874
Series 2018-C10, Class A4
4.313%	05/15/51	8,000	7,635,901
Series 2018-C12, Class A2 (original cost $250,914; purchased 10/10/18)(f)
4.152%	08/15/51	247	241,045
Series 2018-C14, Class A3
4.180%	12/15/51	12,258	11,648,966

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-C17, Class A2
2.313%	10/15/52	7,291	$7,099,649
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS01, Class A4
2.874%	05/15/48	8,950	8,746,025
Series 2016-BNK01, Class A2
2.399%	08/15/49	15,704	14,647,743
Series 2016-NXS06, Class A4
2.918%	11/15/49	14,551	13,623,874
Series 2017-C41, Class A3
3.210%	11/15/50	15,610	14,581,087
Series 2018-C44, Class A2
4.178%	05/15/51	8,529	8,201,974
Series 2020-C56, Class A4
2.194%	06/15/53	5,520	4,632,977

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $992,743,574)			987,519,085

CORPORATE BONDS — 23.4%
Aerospace & Defense — 0.6%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.950%	02/01/30	2,650	2,391,589
3.250%	02/01/35	4,800	4,052,791
3.600%	05/01/34	3,160	2,797,420
3.625%	02/01/31	26,000	24,171,672
5.150%	05/01/30	25,000	25,452,908

			58,866,380

Agriculture — 0.4%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.557%	08/15/27	1,509	1,439,291
6.343%	08/02/30	19,089	19,979,494
BAT International Finance PLC (United Kingdom),
Gtd. Notes
4.448%	03/16/28	8,008	7,836,722
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
4.875%	02/15/28	12,447	12,590,138
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
4.450%	06/12/25(a)	3,100	3,064,331

			44,909,976

Airlines — 0.1%
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.750%	10/20/28	3,000	2,939,910
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27	2,815	2,827,953
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26	1,215	1,185,014

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
4.625%	04/15/29	240	$223,657

			7,176,534

Auto Manufacturers — 0.9%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
4.000%	11/13/30	18,920	16,958,530
4.134%	08/04/25	9,025	8,774,254
4.950%	05/28/27	12,875	12,570,134
6.950%	03/06/26	15,825	16,214,276
General Motors Co.,
Sr. Unsec’d. Notes
6.600%	04/01/36	3,385	3,618,258
General Motors Financial Co., Inc.,
Gtd. Notes
4.350%	04/09/25	8,000	7,886,679
Sr. Unsec’d. Notes
2.700%	06/10/31	9,970	8,364,127
3.100%	01/12/32	8,810	7,505,689
5.000%	04/09/27	8,805	8,791,315

			90,683,262

Banks — 8.8%
Banco de Credito del Peru S.A. (Peru),
Sub. Notes, EMTN
3.250%(ff)	09/30/31	300	273,360
Banco do Brasil SA (Brazil),
Sr. Unsec’d. Notes
4.875%	01/11/29	1,005	981,925
Banco Mercantil del Norte SA (Mexico),
Jr. Sub. Notes
6.625%(ff)	01/24/32(oo)	270	228,589
Bank Mandiri Persero Tbk PT (Indonesia),
Sr. Unsec’d. Notes, EMTN
3.750%	04/11/24	285	283,316
Bank of America Corp.,
Sr. Unsec’d. Notes
2.572%(ff)	10/20/32	19,755	16,388,313
2.687%(ff)	04/22/32	13,055	11,023,308
4.571%(ff)	04/27/33	37,239	35,520,762
5.288%(ff)	04/25/34	32,635	32,726,847
6.204%(ff)	11/10/28	9,261	9,670,987
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31	13,140	10,732,615
3.824%(ff)	01/20/28	5,000	4,807,619
4.078%(ff)	04/23/40	2,365	2,074,390
4.948%(ff)	07/22/28(a)	14,625	14,612,328
Sub. Notes, MTN
4.200%	08/26/24	9,015	8,922,370
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25	7,060	6,904,810
7.437%(ff)	11/02/33	2,715	3,028,627
BNP Paribas SA (France),
Sr. Non-Preferred Notes, 144A
1.323%(ff)	01/13/27	320	295,203
2.159%(ff)	09/15/29	2,350	2,041,278

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
3.375%	01/09/25	992	$970,503
Sr. Non-Preferred Notes, 144A, MTN
3.052%(ff)	01/13/31	4,585	4,018,050
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.520%(ff)	11/03/32	1,570	1,295,665
3.057%(ff)	01/25/33	29,500	25,176,438
3.785%(ff)	03/17/33	28,099	25,281,002
Sub. Notes
4.450%	09/29/27	7,330	7,160,600
6.174%(ff)	05/25/34	29,325	30,414,794
Deutsche Bank AG (Germany),
Sr. Non-Preferred Notes
2.311%(ff)	11/16/27	425	387,991
2.552%(ff)	01/07/28	1,250	1,144,180
3.961%(ff)	11/26/25	200	196,725
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.542%(ff)	09/10/27	3,760	3,410,476
2.615%(ff)	04/22/32	26,000	21,824,019
2.650%(ff)	10/21/32	1,975	1,645,760
3.615%(ff)	03/15/28	8,500	8,144,754
3.814%(ff)	04/23/29	16,650	15,816,674
3.850%	01/26/27	240	233,626
6.484%(ff)	10/24/29	45,165	47,930,982
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
1.645%(ff)	04/18/26	1,500	1,425,944
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25(a)(oo)	6,000	5,656,413
Sr. Unsec’d. Notes
1.040%(ff)	02/04/27	760	698,177
1.953%(ff)	02/04/32	23,952	19,494,092
3.509%(ff)	01/23/29(a)	17,000	16,093,762
4.565%(ff)	06/14/30	57,895	56,639,363
5.350%(ff)	06/01/34	25,000	25,405,691
6.254%(ff)	10/23/34	10,470	11,356,149
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.341%(ff)	01/19/28(a)	14,500	13,373,959
Morgan Stanley,
Sr. Unsec’d. Notes
4.210%(ff)	04/20/28	31,450	30,726,770
Sr. Unsec’d. Notes, GMTN
3.772%(ff)	01/24/29	5,000	4,767,575
Sr. Unsec’d. Notes, MTN
2.511%(ff)	10/20/32	10,710	8,882,628
2.943%(ff)	01/21/33	60,212	51,177,240
5.424%(ff)	07/21/34	35,000	35,489,498
Sub. Notes, MTN
3.950%	04/23/27(a)	655	635,733
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
6.037%(ff)	10/28/33	60,000	62,740,615

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Societe Generale SA (France),
Sr. Non-Preferred Notes, 144A
3.337%(ff)	01/21/33	5,000	$4,176,873
Sr. Non-Preferred Notes, 144A, MTN
3.875%	03/28/24	20,000	19,897,626
Sr. Preferred Notes, 144A, MTN
4.677%	06/15/27	13,000	12,867,407
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
7.161%(ff)	10/30/29	16,110	17,384,305
U.S. Bancorp,
Sr. Unsec’d. Notes
5.836%(ff)	06/12/34(a)	19,300	19,919,845
5.850%(ff)	10/21/33(a)	44,715	46,149,958
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes
3.750%	03/26/25	2,000	1,956,710
Sr. Unsec’d. Notes, 144A
3.091%(ff)	05/14/32	785	668,231
4.125%	09/24/25	5,370	5,251,131
4.488%(ff)	05/12/26	2,930	2,886,267
Sr. Unsec’d. Notes, 144A, MTN
2.095%(ff)	02/11/32	565	449,922
Wells Fargo & Co.,
Sr. Unsec’d. Notes
5.389%(ff)	04/24/34	13,875	13,924,472
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31	5,000	4,323,210
2.879%(ff)	10/30/30	12,770	11,346,981
3.526%(ff)	03/24/28	16,995	16,219,226
4.897%(ff)	07/25/33	15,500	15,109,637
5.557%(ff)	07/25/34	23,000	23,438,277

			916,102,573

Building Materials — 0.0%
Cemex SAB de CV (Mexico),
Gtd. Notes
5.450%	11/19/29	350	344,243
Johnson Controls International PLC,
Sr. Unsec’d. Notes
3.900%	02/14/26	322	313,776
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
4.250%	07/02/24	640	635,393

			1,293,412

Chemicals — 0.1%
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP,
Sr. Unsec’d. Notes, 144A
5.125%	04/01/25(a)	7,475	7,477,094
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.550%	11/30/25	131	129,602
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.750%	04/15/24	607	605,758

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
MEGlobal Canada ULC (Kuwait),
Gtd. Notes, EMTN
5.875%	05/18/30(a)	350	$359,078
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
4.000%	12/15/26	5,000	4,875,135

			13,446,667

Commercial Services — 0.1%
Equifax, Inc.,
Sr. Unsec’d. Notes
2.350%	09/15/31	865	718,902
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.800%	11/01/25	2,445	2,386,068
GTCR W-2 Merger Sub LLC,
Sr. Sec’d. Notes, 144A
7.500%	01/15/31	1,550	1,644,462
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116	8,500	6,744,704
United Rentals North America, Inc.,
Gtd. Notes
5.250%	01/15/30(a)	1,055	1,041,087

			12,535,223

Cosmetics/Personal Care — 0.0%
Haleon US Capital LLC,
Gtd. Notes
3.625%	03/24/32	1,200	1,107,865

Distribution/Wholesale — 0.0%
Ritchie Bros Holdings, Inc. (Canada),
Sr. Sec’d. Notes, 144A
6.750%	03/15/28	550	566,500

Diversified Financial Services — 0.4%
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.273%(ff)	03/01/30	7,980	7,118,600
7.624%(ff)	10/30/31	15,005	16,462,553
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes
2.900%	03/03/32(a)	5,065	4,367,507
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes
4.150%	01/23/30	8,650	8,124,469

			36,073,129

Electric — 2.4%
AEP Texas, Inc.,
Sr. Unsec’d. Notes
3.950%	06/01/28	7,510	7,237,373
4.700%	05/15/32	11,035	10,790,228
Ameren Illinois Co.,
First Mortgage
3.850%	09/01/32(a)	17,000	15,864,299

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
5.950%	05/15/37	1,405	$1,498,908
Calpine Corp.,
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29	500	464,383
5.000%	02/01/31	725	664,941
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage, Series ai.
4.450%	10/01/32	9,050	8,881,385
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	11/01/28	1,942	1,869,007
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series B
3.600%	03/15/27	9,910	9,510,755
Sr. Unsec’d. Notes, Series D
2.850%	08/15/26	2,500	2,357,200
DTE Energy Co.,
Sr. Unsec’d. Notes
2.850%	10/01/26	450	425,395
Duke Energy Carolinas LLC,
First Mortgage
2.850%	03/15/32	17,760	15,519,260
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.150%	08/15/27	435	411,468
Energuate Trust (Guatemala),
Gtd. Notes
5.875%	05/03/27	390	367,462
Entergy Louisiana LLC,
Collateral Trust
3.250%	04/01/28	445	418,108
Entergy Texas, Inc.,
First Mortgage
4.000%	03/30/29	10,900	10,580,710
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25	1,250	1,226,790
Florida Power & Light Co.,
Sr. Unsec’d. Notes, Series A
3.300%	05/30/27	795	761,428
Georgia Power Co.,
Sr. Unsec’d. Notes
4.700%	05/15/32	10,580	10,539,034
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
3.250%	12/01/24	925	905,741
Kallpa Generacion SA (Peru),
Sr. Unsec’d. Notes, 144A
4.125%	08/16/27	290	276,134
Kentucky Utilities Co.,
First Mortgage
3.300%	10/01/25	2,150	2,087,433
Light Servicos de Eletricidade SA/Light Energia SA (Brazil),
Gtd. Notes
4.375%	06/18/26(d)	200	94,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Gtd. Notes, 144A
4.375%	06/18/26(d)	200	$94,000
Metropolitan Edison Co.,
Sr. Unsec’d. Notes, 144A
4.300%	01/15/29	12,210	11,822,846
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24	5,310	5,276,128
Pacific Gas & Electric Co.,
First Mortgage
6.400%	06/15/33	45,880	48,309,762
PacifiCorp,
First Mortgage
3.350%	07/01/25	2,270	2,207,885
Puget Energy, Inc.,
Sr. Sec’d. Notes
3.650%	05/15/25	530	516,584
Southern California Edison Co.,
First Mortgage
5.850%	11/01/27	10,790	11,270,230
5.950%	11/01/32(a)	37,960	40,798,666
Tierra Mojada Luxembourg II Sarl (Mexico),
Sr. Sec’d. Notes
5.750%	12/01/40	452	407,649
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series B
3.750%	05/15/27	19,420	18,970,585
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27	2,245	2,186,021
5.625%	02/15/27	3,000	2,966,343
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	2,580	2,540,991
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.600%	06/01/32	1,530	1,493,817

			251,612,949

Energy-Alternate Sources — 0.0%
Aydem Yenilenebilir Enerji A/S (Turkey),
Sr. Sec’d. Notes
7.750%	02/02/27	200	181,750
Azure Power Solar Energy Pvt. Ltd. (India),
Sr. Sec’d. Notes, 144A, MTN
5.650%	12/24/24	400	387,000

			568,750

Engineering & Construction — 0.1%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
3.875%	04/30/28	2,513	2,353,801
4.250%	10/31/26	7,622	7,340,215
5.500%	07/31/47	4,220	3,625,740

			13,319,756

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Entertainment — 0.4%
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	07/01/25	2,875	$2,873,864
Caesars Resort Collection LLC/CRC Finco, Inc.,
Sr. Sec’d. Notes, 144A
5.750%	07/01/25	5,013	5,009,321
Warnermedia Holdings, Inc.,
Gtd. Notes
4.279%	03/15/32	40,995	37,504,930

			45,388,115

Foods — 0.2%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes
5.125%	02/01/28	21,645	21,478,102
Kraft Heinz Foods Co.,
Gtd. Notes
4.375%	06/01/46	820	717,711

			22,195,813

Gas — 0.1%
Southern California Gas Co.,
Sr. Unsec’d. Notes
2.950%	04/15/27	10,820	10,259,880

Healthcare-Services — 0.5%
Aetna, Inc.,
Sr. Unsec’d. Notes
3.500%	11/15/24	1,000	983,868
Nationwide Children’s Hospital, Inc.,
Unsec’d. Notes
4.556%	11/01/52	3,360	3,152,811
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.950%	06/30/30	270	241,672
Stanford Health Care,
Unsec’d. Notes, Series 2020
3.310%	08/15/30	8,980	8,237,787
Tenet Healthcare Corp.,
Gtd. Notes
6.125%	10/01/28(a)	1,000	995,378
Sr. Sec’d. Notes
4.375%	01/15/30	2,000	1,856,566
Sr. Sec’d. Notes, 144A
6.750%	05/15/31	7,225	7,395,460
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.300%	05/15/31(a)	2,200	1,904,193
4.200%	05/15/32	32,077	31,367,028

			56,134,763

Home Furnishings — 0.0%
Panasonic Holdings Corp. (Japan),
Sr. Unsec’d. Notes, 144A
2.679%	07/19/24	1,000	984,065

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance — 0.1%
Arch Capital Finance LLC,
Gtd. Notes
4.011%	12/15/26	3,045	$2,957,756
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.951%	10/15/50	2,700	2,049,968
4.569%	02/01/29	2	1,957
Markel Group, Inc.,
Sr. Unsec’d. Notes
3.500%	11/01/27	500	476,048

			5,485,729

Internet — 0.0%
Prosus NV (China),
Sr. Unsec’d. Notes
4.193%	01/19/32	450	386,437

Leisure Time — 0.1%
NCL Finance Ltd.,
Gtd. Notes, 144A
6.125%	03/15/28(a)	4,500	4,258,125
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes
3.700%	03/15/28	2,809	2,577,257

			6,835,382

Lodging — 0.2%
Marriott International, Inc.,
Sr. Unsec’d. Notes
5.000%	10/15/27	21,516	21,785,063

Media — 0.4%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.375%	06/01/29	2,600	2,460,263
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.300%	02/01/32	15,875	12,640,694
2.800%	04/01/31	13,605	11,483,140
6.384%	10/23/35	5,822	5,911,161
Comcast Corp.,
Gtd. Notes
3.750%	04/01/40	1,510	1,299,172
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.350%	09/15/26	7,500	7,189,745

			40,984,175

Mining — 0.1%
Barrick PD Australia Finance Pty Ltd. (Canada),
Gtd. Notes
5.950%	10/15/39	4,267	4,574,451
Yamana Gold, Inc. (Canada),
Gtd. Notes
2.630%	08/15/31	2,970	2,508,460

			7,082,911

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Office/Business Equipment — 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26	6,600	$6,179,871

Oil & Gas — 1.6%
Aker BP ASA (Norway),
Gtd. Notes, 144A
3.100%	07/15/31	18,000	15,385,523
Sr. Unsec’d. Notes, 144A
2.000%	07/15/26	2,514	2,319,197
4.000%	01/15/31(a)	5,490	5,015,216
6.000%	06/13/33	5,800	6,020,369
BP Capital Markets America, Inc.,
Gtd. Notes
3.796%	09/21/25	2	1,973
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
2.650%	01/15/32	66,942	55,344,787
Civitas Resources, Inc.,
Gtd. Notes, 144A
8.625%	11/01/30	1,575	1,675,440
Diamondback Energy, Inc.,
Gtd. Notes
6.250%	03/15/33	34,500	36,935,154
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
8.375%	11/01/33	11,334	12,054,324
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.950%	07/01/24	946	951,194
Petroleos Mexicanos (Mexico),
Gtd. Notes
6.500%	03/13/27	9,000	8,364,375
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.900%	08/15/30	2,090	1,776,241
2.150%	01/15/31	5,110	4,350,220
Valero Energy Corp.,
Sr. Unsec’d. Notes
2.800%	12/01/31	1,750	1,490,251
Var Energi ASA (Norway),
Sr. Unsec’d. Notes, 144A
5.000%	05/18/27	15,970	15,526,769

			167,211,033

Packaging & Containers — 0.2%
Ball Corp.,
Gtd. Notes
6.000%	06/15/29(a)	4,225	4,312,150
Sealed Air Corp./Sealed Air Corp. US,
Gtd. Notes, 144A
6.125%	02/01/28(a)	1,150	1,161,495
WRKCo, Inc.,
Gtd. Notes
4.650%	03/15/26	12,590	12,506,975

			17,980,620

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals — 0.4%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.200%	11/21/29(a)	9,451	$8,830,404
CVS Health Corp.,
Sr. Unsec’d. Notes
4.780%	03/25/38	515	486,837
4.875%	07/20/35	1,260	1,238,687
5.000%	12/01/24	700	695,672
5.250%	02/21/33	29,000	29,647,857
Mylan, Inc.,
Gtd. Notes
5.200%	04/15/48	4,773	3,956,266

			44,855,723

Pipelines — 2.8%
Columbia Pipelines Operating Co. LLC,
Sr. Unsec’d. Notes, 144A
6.036%	11/15/33	44,321	46,463,340
Energy Transfer LP,
Sr. Unsec’d. Notes
3.750%	05/15/30	21,711	20,151,386
4.200%	04/15/27	1,510	1,467,694
4.950%	06/15/28	15,325	15,289,031
5.500%	06/01/27	5,000	5,066,443
5.750%	02/15/33	25,551	26,403,525
6.400%	12/01/30	3,395	3,631,794
6.550%	12/01/33	1,875	2,036,499
Enterprise Products Operating LLC,
Gtd. Notes
2.800%	01/31/30	1	905
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A
7.500%	06/01/27	225	232,243
7.500%	06/01/30(a)	225	242,581
MPLX LP,
Sr. Unsec’d. Notes
4.000%	03/15/28(a)	8,455	8,160,215
4.950%	09/01/32	40,226	39,409,166
ONEOK, Inc.,
Gtd. Notes
4.000%	07/13/27	1,535	1,490,669
4.500%	03/15/50	3,135	2,627,970
6.100%	11/15/32	14,258	15,150,747
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29	10,000	9,206,448
4.650%	10/15/25	2,185	2,161,115
Targa Resources Corp.,
Gtd. Notes
4.200%	02/01/33	18,585	17,112,351
5.200%	07/01/27	33,620	33,799,839
6.500%	03/30/34(a)	18,655	20,175,602
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
4.000%	03/15/28	3,610	3,500,741

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
2.600%	03/15/31	16,997	$14,551,244
4.300%	03/04/24	1,000	997,181
4.650%	08/15/32	2,170	2,120,387

			291,449,116

Real Estate Investment Trusts (REITs) — 0.5%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.650%	06/15/24	3,750	3,703,957
3.850%	02/01/25	5,575	5,460,170
3.900%	03/15/27	3,499	3,334,406
Kimco Realty OP LLC,
Gtd. Notes
6.400%	03/01/34	7,200	7,905,008
Realty Income Corp.,
Sr. Unsec’d. Notes
2.850%	12/15/32	150	127,778
Sun Communities Operating LP,
Gtd. Notes
4.200%	04/15/32	24,093	21,998,430
VICI Properties LP,
Sr. Unsec’d. Notes
4.750%	02/15/28	8,970	8,817,158
Welltower OP LLC,
Gtd. Notes
3.100%	01/15/30	1,500	1,354,068

			52,700,975

Retail — 0.2%
AutoNation, Inc.,
Sr. Unsec’d. Notes
3.850%	03/01/32(a)	6,700	5,965,208
Genuine Parts Co.,
Sr. Unsec’d. Notes
6.500%	11/01/28	10,000	10,624,423
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	4,795	4,792,844

			21,382,475

Semiconductors — 0.6%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.500%	01/15/28	1,555	1,490,066
Broadcom, Inc.,
Gtd. Notes
3.459%	09/15/26	13,058	12,618,712
Gtd. Notes, 144A
2.450%	02/15/31	5,390	4,611,444
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35	1,153	946,944
3.187%	11/15/36	4,513	3,662,514
3.419%	04/15/33	47,900	42,078,165

			65,407,845

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software — 0.1%
Fiserv, Inc.,
Sr. Unsec’d. Notes
5.450%	03/02/28	8,946	$9,220,911
Microsoft Corp.,
Sr. Unsec’d. Notes
2.525%	06/01/50	143	97,820
Oracle Corp.,
Sr. Unsec’d. Notes
3.850%	07/15/36	3,300	2,876,890

			12,195,621

Telecommunications — 0.9%
AT&T, Inc.,
Sr. Unsec’d. Notes
5.400%	02/15/34	11,790	12,165,504
CT Trust (Guatemala),
Sr. Sec’d. Notes
5.125%	02/03/32	200	173,686
Sprint LLC,
Gtd. Notes
7.125%	06/15/24	5,000	5,025,635
Telefonica Moviles Chile SA (Chile),
Sr. Unsec’d. Notes
3.537%	11/18/31	430	317,394
T-Mobile USA, Inc.,
Gtd. Notes
2.250%	11/15/31	10,715	8,915,886
2.550%	02/15/31	13,265	11,419,193
3.875%	04/15/30	25,000	23,734,720
4.375%	04/15/40	525	475,292
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.355%	03/15/32	43,585	36,283,846

			98,511,156

Transportation — 0.0%
GN Bondco LLC,
Sr. Sec’d. Notes, 144A
9.500%	10/15/31	3,775	3,681,048

TOTAL CORPORATE BONDS (cost $2,417,703,403)			2,447,340,792

MUNICIPAL BONDS — 0.5%
Arizona — 0.2%
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds, BABs
4.839%	01/01/41	20,800	20,578,940

California — 0.0%
Regents of the University of California Medical Center Pooled Revenue, Taxable, Revenue Bonds, Series Q
4.132%	05/15/32	2,305	2,182,586

Colorado — 0.1%
Regional Transportation District Sales Tax Revenue, Revenue Bonds, BABs, Series B
5.844%	11/01/50	2,895	3,204,834

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Massachusetts — 0.0%
Massachusetts Clean Water Trust (The),
Revenue Bonds, BABs
5.192%	08/01/40	1,140	$1,148,372

New York — 0.1%
New York City Municipal Water Finance Authority,
Revenue Bonds, BABs
5.440%	06/15/43	7,000	7,410,366
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36	1,815	1,891,889

			9,302,255

Ohio — 0.0%
Ohio State University (The),
Taxable, Revenue Bonds, BABs, Series C
4.910%	06/01/40	1,300	1,303,776

Oregon — 0.0%
State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A
5.834%	11/15/34	500	545,045

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B
5.511%	12/01/45	4,000	4,263,129

Texas — 0.0%
City of San Antonio Electric & Gas Systems Revenue,
Taxable, Revenue Bonds
4.427%	02/01/42	1,750	1,661,577

Washington — 0.0%
Central Puget Sound Regional Transit Authority,
Revenue Bonds, BABs
5.491%	11/01/39	2,330	2,513,928

TOTAL MUNICIPAL BONDS (cost $52,714,831)			46,704,442

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.5%
Alternative Loan Trust,
Series 2005-38, Class A3, 1 Month SOFR + 0.814% (Cap N/A, Floor 0.700%)
6.170%(c)	09/25/35	1,319	1,172,510
BRAVO Residential Funding Trust,
Series 2023-RPL01, Class A1, 144A
5.000%(cc)	05/25/63	38,197	37,661,832
Connecticut Avenue Securities Trust,
Series 2021-R01, Class 1M2, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 0.000%)
6.887%(c)	10/25/41	2,380	2,378,470
Credit Suisse Mortgage Trust,
Series 2018-RPL09, Class A, 144A
3.850%(cc)	09/25/57	1,171	1,109,223
GS Mortgage-Backed Securities Trust,
Series 2018-RPL01, Class A1A, 144A
3.750%	10/25/57	3,057	2,938,691

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Home Re Ltd.,
Series 2019-01, Class M1, 144A, 30 Day Average SOFR + 1.764% (Cap N/A, Floor 0.000%)
7.102%(c)	05/25/29	455	$455,256
Mill City Mortgage Loan Trust,
Series 2018-01, Class A1, 144A
3.250%(cc)	05/25/62	877	855,157
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month SOFR + 0.864% (Cap N/A, Floor 0.750%)
6.220%(c)	01/25/48	167	160,525
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month SOFR + 0.764% (Cap N/A, Floor 0.000%)
6.120%(c)	06/25/57	548	521,232
Towd Point Mortgage Trust,
Series 2019-04, Class A1, 144A
2.900%(cc)	10/25/59	1,290	1,211,581
Series 2019-HY03, Class A1A, 144A, 1 Month SOFR + 1.114% (Cap N/A, Floor 1.000%)
6.470%(c)	10/25/59	505	507,875
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2006-AR10, Class 1A1
4.469%(cc)	09/25/36	763	633,118

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $49,068,735)			49,605,470

SOVEREIGN BONDS — 0.5%
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes
2.375%	08/20/30	490	419,195
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
5.500%	02/22/29	600	586,440
Sr. Unsec’d. Notes, 144A
5.950%	01/25/27	700	701,456
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, EMTN
0.625%	09/02/25	10,000	9,318,123
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
6.375%	10/23/34	2,000	2,256,875
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.375%	10/17/24	26,379	25,765,744
2.875%	10/17/29	15,600	13,974,801
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
2.125%	12/01/30	900	719,622

TOTAL SOVEREIGN BONDS (cost $56,172,458)			53,742,256

U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.3%
Federal Home Loan Bank
3.500%	06/11/32	11,430	10,622,851
4.250%	09/10/32	595	591,884

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.625%	03/14/36	3,000	$3,320,722
Federal Home Loan Mortgage Corp.
4.000%	06/01/26	10	9,484
4.000%	02/01/34	23	22,460
4.000%	10/01/37	211	206,732
4.000%	11/01/37	350	343,991
4.000%	12/01/37	95	93,058
4.000%	01/01/38	776	761,930
4.000%	02/01/38	308	301,880
4.000%	03/01/38	32	30,997
4.000%	04/01/38	10,424	10,225,219
4.000%	05/01/38	188	184,270
4.000%	05/01/38	4,446	4,361,753
4.000%	05/01/38	6,806	6,676,364
4.000%	06/01/38	3,270	3,207,766
4.000%	08/01/38	39,532	38,779,412
4.000%	08/01/52	41,756	39,494,862
4.000%	10/01/52	26,016	24,605,047
5.000%	09/01/38	55,744	56,059,113
5.000%	10/01/38	17,636	17,735,677
6.250%	07/15/32(a)	10,000	11,596,430
6.750%	03/15/31	11,042	12,857,661
Federal National Mortgage Assoc.
2.500%	08/01/36(k)(kk)	161,937	149,086,910
3.500%	TBA(tt)	500	458,672
4.000%	11/01/25	18	17,401
4.000%	11/01/29	10	9,898
4.000%	04/01/33	8,025	7,900,822
4.000%	07/01/33	21	20,936
4.000%	08/01/33	18	17,454
4.000%	11/01/37	307	301,554
4.000%	12/01/37	187	183,458
4.000%	01/01/38	965	946,523
4.000%	02/01/38	1,217	1,194,264
4.000%	03/01/38	153	150,013
4.000%	03/01/38	2,243	2,199,981
4.000%	03/01/38	3,067	3,008,481
4.000%	04/01/38	1,443	1,415,679
4.000%	04/01/38	70,592	69,248,068
4.000%	05/01/38	19,014	18,651,847
4.000%	07/01/38	42,336	41,530,031
4.000%	08/01/38	9,005	8,833,721
4.000%	07/01/52	5,767	5,458,329
5.000%	TBA(tt)	34,500	34,130,742
5.000%	08/01/52	1,792	1,774,939
6.625%	11/15/30(k)	28,570	32,853,665
Freddie Mac Strips
5.389%(s)	07/15/32	3,000	2,062,944
Government National Mortgage Assoc.
4.000%	08/20/52	31,591	30,143,242
Resolution Funding Corp. Principal Strips
4.545%(s)	01/15/30	9,000	6,930,895
5.167%(s)	04/15/30	3,000	2,286,234
Tennessee Valley Authority, Sr. Unsec’d. Notes
1.500%	09/15/31	220	179,493

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $656,064,571)			663,085,759

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS — 8.0%
U.S. Treasury Bonds
2.250%	05/15/41(kk)	3,570	$2,724,356
4.125%	08/15/53(kk)	3,410	3,456,355
4.750%	11/15/43	960	1,031,550
U.S. Treasury Notes
4.375%	11/30/28	160,040	163,790,937
4.500%	11/15/33	60,445	63,505,028
4.625%	09/30/30(k)	59,220	61,764,609
U.S. Treasury Strips Coupon
2.377%(s)	08/15/45	1,705	661,687
2.544%(s)	11/15/45	4,405	1,691,967
3.849%(s)	11/15/41	75,000	34,365,235
3.988%(s)	02/15/42	111,730	50,553,461
4.038%(s)	08/15/41	92,600	42,964,954
4.323%(s)	05/15/41	156,300	73,509,844
4.460%(s)	11/15/42	73,000	31,840,547
4.509%(s)	02/15/41	215,000	102,687,696
4.819%(s)	08/15/40	297,180	145,386,028
5.367%(s)	05/15/40	103,500	51,337,618

TOTAL U.S. TREASURY OBLIGATIONS (cost $818,139,207)			831,271,872

TOTAL LONG-TERM INVESTMENTS (cost $9,591,663,375)			9,941,770,669

	Shares
SHORT-TERM INVESTMENTS — 4.3%
AFFILIATED MUTUAL FUNDS — 4.3%
PGIM Core Government Money Market Fund(wa)	401,096,999	401,096,999
PGIM Institutional Money Market Fund (cost $52,036,649; includes $51,171,992 of cash collateral for securities on loan)(b)(wa)	52,087,346	52,066,511

TOTAL AFFILIATED MUTUAL FUNDS (cost $453,133,648)		453,163,510

Interest Rate	Maturity Date	Principal Amount (000)#

CORPORATE BOND — 0.0%
Entertainment
Warnermedia Holdings, Inc.,
Gtd. Notes
3.528%	03/15/24	500	497,135

(cost $499,601)
TOTAL SHORT-TERM INVESTMENTS (cost $453,633,249)			453,660,645

TOTAL INVESTMENTS—99.5% (cost $10,045,296,624)			10,395,431,314
Other assets in excess of liabilities(z) — 0.5%			53,823,092

NET ASSETS — 100.0%			$10,449,254,406

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $49,990,287; cash collateral of $51,171,992 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $250,914. The aggregate value of $241,045 is 0.0% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(kk)	Represents security, or a portion thereof, segregated as collateral for TBA securities.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $(35,000,000) is (0.3)% of net assets.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contract:

U.S. Government Agency Obligation	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.
(proceeds receivable $63,010,938)	4.000%	TBA(tt)	01/16/24	$(70,000)	$(66,201,953)

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
480	3 Month CME SOFR	Mar. 2024	$113,571,000	$106,172
480	3 Month CME SOFR	Jun. 2024	114,018,000	436,534
480	3 Month CME SOFR	Sep. 2024	114,582,000	780,118
1,046	5 Year U.S. Treasury Notes	Mar. 2024	113,777,018	(13,598)
43,157	10 Year U.S. Treasury Notes	Mar. 2024	4,872,020,919	137,552,587
8,622	10 Year U.S. Ultra Treasury Notes	Mar. 2024	1,017,530,762	46,686,842

				185,548,655

Short Positions:
6,475	2 Year U.S.Treasury Notes	Mar. 2024	1,333,293,551	(13,926,575)
12,271	20 Year U.S. Treasury Bonds	Mar. 2024	1,533,108,063	(117,559,496)
2,367	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	316,216,406	(28,943,889)

				(160,429,960)

				$25,118,695

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Credit default swap agreement outstanding at December 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.41.V1	12/20/28	1.000%(Q)	377,450	$(6,174,437)	$(7,447,279)	$(1,272,842)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$—	$83,760,732

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds
Fixed Income	$3,823,603,086	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Asset-Backed Securities
Automobiles	$—	$129,044,303	$—
Collateralized Loan Obligations	—	877,172,746	—
Consumer Loans	—	16,605,777	—
Credit Cards	—	2,637,660	—
Home Equity Loans	—	4,663,951	—
Other	—	4,067,323	—
Residential Mortgage-Backed Securities	—	4,706,147	—
Commercial Mortgage-Backed Securities	—	987,519,085	—
Corporate Bonds	—	2,447,340,792	—
Municipal Bonds	—	46,704,442	—
Residential Mortgage-Backed Securities	—	49,605,470	—
Sovereign Bonds	—	53,742,256	—
U.S. Government Agency Obligations	—	663,085,759	—
U.S. Treasury Obligations	—	831,271,872	—
Short-Term Investments
Affiliated Mutual Funds	453,163,510	—	—
Corporate Bond	—	497,135	—

Total	$4,276,766,596	$6,118,664,718	$—

Other Financial Instruments*
Assets
Futures Contracts	$185,562,253	$—	$—

Liabilities
Forward Commitment Contract	$—	$(66,201,953)	$—
Futures Contracts	(160,443,558)	—	—
Centrally Cleared Credit Default Swap Agreement	—	(1,272,842)	—

Total	$(160,443,558)	$(67,474,795)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2023 were as follows:

Affiliated Mutual Funds (0.5% represents investments purchased with collateral from securities on loan)	40.9%
Commercial Mortgage-Backed Securities	9.5
Banks	8.8
Collateralized Loan Obligations	8.4
U.S. Treasury Obligations	8.0
U.S. Government Agency Obligations	6.3
Pipelines	2.8
Electric	2.4
Oil & Gas	1.6
Automobiles	1.2
Telecommunications	0.9
Auto Manufacturers	0.9
Semiconductors	0.6
Aerospace & Defense	0.6
Residential Mortgage-Backed Securities	0.6
Healthcare-Services	0.5
Sovereign Bonds	0.5

Real Estate Investment Trusts (REITs)	0.5%
Municipal Bonds	0.5
Entertainment	0.4
Agriculture	0.4
Pharmaceuticals	0.4
Media	0.4
Diversified Financial Services	0.4
Foods	0.2
Lodging	0.2
Retail	0.2
Packaging & Containers	0.2
Consumer Loans	0.2
Chemicals	0.1
Engineering & Construction	0.1
Commercial Services	0.1
Software	0.1
Gas	0.1
Airlines	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Industry Classification (continued):

Mining	0.1%
Leisure Time	0.1
Office/Business Equipment	0.1
Insurance	0.1
Home Equity Loans	0.0	*
Other	0.0	*
Transportation	0.0	*
Credit Cards	0.0	*
Building Materials	0.0	*
Cosmetics/Personal Care	0.0	*

Home Furnishings	0.0	*%
Energy-Alternate Sources	0.0	*
Distribution/Wholesale	0.0	*
Internet	0.0	*

	99.5
Other assets in excess of liabilities	0.5

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker-variation margin swaps	$1,272,842	*
Interest rate contracts	Due from/to broker-variation margin futures	185,562,253	*	Due from/to broker-variation margin futures	160,443,558	*

		$185,562,253			$161,716,400

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Swaps
Credit contracts	$4,250,000	$—	$1,855,705
Interest rate contracts	—	(18,107,437)	—

Total	$4,250,000	$(18,107,437)	$1,855,705

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Swaps
Credit contracts	$(3,632,842)	$—	$(1,272,842)
Interest rate contracts	—	65,253,674	—

Total	$(3,632,842)	$65,253,674	$(1,272,842)

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Written (1)	$ 250,000,000
Futures Contracts - Long Positions (1)	7,520,767,010
Futures Contracts - Short Positions (1)	3,956,954,401

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Derivative Contract Type	Average Volume of Derivative Activities*
Credit Default Swap Agreements - Buy Protection (1)	$ 75,490,000
Credit Default Swap Agreements - Sell Protection (1)	26,832,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$49,990,287	$(49,990,287)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES	STATEMENT OF OPERATIONS
as of December 31, 2023	Year Ended December 31, 2023

ASSETS
Investments at value, including securities on loan of $49,990,287:
Unaffiliated investments (cost $6,075,692,931)	$6,118,664,718
Affiliated investments (cost $3,969,603,693)	4,276,766,596
Cash	294,087
Receivable for investments sold	267,368,705
Dividends and interest receivable	50,845,423
Due from broker-variation margin futures	2,162,511
Due from broker-variation margin swaps	108,529
Prepaid expenses and other assets	269,876

Total Assets	10,716,480,445

LIABILITIES
Payable for investments purchased	115,047,311
Forward commitment contracts, at value (proceeds receivable $63,010,938)	66,201,953
Payable to broker for collateral for securities on loan	51,171,992
Payable for Portfolio shares purchased	30,752,473
Accrued expenses and other liabilities	1,873,289
Management fee payable	1,799,852
Distribution fee payable	370,332
Trustees’ fees payable	8,130
Affiliated transfer agent fee payable	707

Total Liabilities	267,226,039

NET ASSETS	$10,449,254,406

Net assets were comprised of:
Partners’ Equity	$10,449,254,406

Net asset value and redemption price per share, $10,449,254,406 / 1,200,558,245 outstanding shares of beneficial interest	$8.70

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$486,983,707
Affiliated dividend income	17,295,654
Income from securities lending, net (including affiliated income of $808,091)	809,003

Total income	505,088,364

EXPENSES
Management fee	61,779,403
Distribution fee	33,284,674
Custodian and accounting fees	669,975
Trustees’ fees	231,859
Professional fees	110,303
Audit fee	58,300
Shareholders’ reports	15,216
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,851
Miscellaneous	238,689

Total expenses	96,397,270
Less: Fee waiver and/or expense reimbursement	(34,365)
Distribution fee waiver	(5,140,548)

Net expenses	91,222,357

NET INVESTMENT INCOME (LOSS)	413,866,007

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $89,900,981)	130,439,802
Futures transactions	(18,107,437)
Options written transactions	4,250,000
Swap agreements transactions	1,855,705

118,438,070

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $298,269,600)	621,642,298
Futures	65,253,674
Options written	(3,632,842)
Swap agreements	(1,272,842)

681,990,288

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	800,428,358

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,214,294,365

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$413,866,007	$247,283,906
Net realized gain (loss) on investment transactions	118,438,070	(173,369,798)
Net change in unrealized appreciation (depreciation) on investments	681,990,288	(411,420,286)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,214,294,365	(337,506,178)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [2,000,767,329 and 4,189,006,027 shares, respectively]	16,350,098,589	34,599,252,494
Portfolio shares purchased [2,683,592,620 and 2,486,451,366 shares, respectively]	(22,495,128,957)	(20,596,708,802)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(6,145,030,368)	14,002,543,692

TOTAL INCREASE (DECREASE)	(4,930,736,003)	13,665,037,514
NET ASSETS:
Beginning of year	15,379,990,409	1,714,952,895

End of year	$10,449,254,406	$15,379,990,409

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST INVESTMENT GRADE BOND PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$8.17	$9.48	$9.69	$8.32	$7.48

Income (Loss) From Investment Operations:
Net investment income (loss)	0.26	0.23	0.27	0.20	0.23
Net realized and unrealized gain (loss) on investment transactions	0.27	(1.54)	(0.48)	1.17	0.61

Total from investment operations	0.53	(1.31)	(0.21)	1.37	0.84

Net Asset Value, end of year	$8.70	$8.17	$9.48	$9.69	$8.32

Total Return(b)	6.49%	(13.82)%	(2.17)%	16.47%	11.23%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$10,449	$15,380	$1,715	$2,107	$2,724
Average net assets (in millions)	$13,314	$8,953	$1,755	$7,096	$4,296
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.69%	0.69%	0.72%	0.69%	0.73%
Expenses before waivers and/or expense reimbursement	0.73%	0.73%	0.76%	0.75%	0.77%
Net investment income (loss)	3.11%	2.76%	2.83%	2.20%	2.89%
Portfolio turnover rate(d)(e)	195%	299%	75%	778%	130%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST MULTI-SECTOR FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 98.8%
ASSET-BACKED SECURITIES — 0.9%
Collateralized Loan Obligations
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2020-16A, Class A1R, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.858%(c)	01/19/35	40,000	$39,840,336
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2019-18A, Class A1R, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.825%(c)	10/15/34	42,500	42,572,017
Madison Park Funding Ltd. (Cayman Islands),
Series 2018-30A, Class A, 144A, 3 Month SOFR + 1.012% (Cap N/A, Floor 1.012%)
6.405%(c)	04/15/29	18,606	18,589,131

TOTAL ASSET-BACKED SECURITIES (cost $101,033,842)			101,001,484

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.1%
BANK,
Series 2018-BN15, Class A3
4.138%	11/15/61	12,743	12,311,032
Benchmark Mortgage Trust,
Series 2018-B07, Class A3
4.241%	05/15/53	13,000	12,367,450
CD Mortgage Trust,
Series 2018-CD07, Class A3
4.013%	08/15/51	24,864	23,185,495
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4
3.575%	05/10/47	1,993	1,989,306
Series 2015-GC31, Class A3
3.497%	06/10/48	13,585	13,143,323
Series 2015-GC33, Class A3
3.515%	09/10/58	18,252	17,678,578
Series 2016-C01, Class A3
2.944%	05/10/49	20,000	19,011,626
Series 2016-C02, Class A3
2.575%	08/10/49	16,907	15,958,690
Series 2016-P04, Class A3
2.646%	07/10/49	35,000	32,988,914
Series 2016-P06, Class A4
3.458%	12/10/49	4,877	4,661,544
Series 2017-P07, Class A3
3.442%	04/14/50	17,818	16,871,871
Series 2018-C06, Class A3
4.145%	11/10/51	16,375	15,137,021
Commercial Mortgage Trust,
Series 2014-CR18, Class A4
3.550%	07/15/47	3,434	3,394,935
Series 2014-UBS04, Class A4
3.420%	08/10/47	9,481	9,338,495
Series 2015-CR26, Class A3
3.359%	10/10/48	14,603	14,103,434
Series 2015-LC21, Class A3
3.445%	07/10/48	13,254	12,932,029
Series 2016-COR01, Class A3
2.826%	10/10/49	24,738	23,085,471
Series 2017-COR02, Class A2
3.239%	09/10/50	38,294	35,892,559

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CSAIL Commercial Mortgage Trust,
Series 2015-C03, Class A3
3.447%	08/15/48	16,469	$16,084,134
Series 2018-CX11, Class A4
3.766%	04/15/51	15,000	14,304,929
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C01, Class A3A
3.015%	05/10/49	8,811	8,417,681
Series 2016-C03, Class A4
2.632%	08/10/49	10,641	9,891,975
Series 2017-C06, Class A3
3.269%	06/10/50	32,466	31,654,876
GS Mortgage Securities Trust,
Series 2014-GC22, Class A4
3.587%	06/10/47	3,000	2,967,518
Series 2016-GS02, Class A3
2.791%	05/10/49	19,494	18,396,609
Series 2016-GS03, Class A3
2.592%	10/10/49	22,900	21,392,356
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C22, Class A3A1
3.538%	09/15/47	7,921	7,831,246
Series 2015-C30, Class A4
3.551%	07/15/48	11,456	11,016,771
JPMCC Commercial Mortgage Securities Trust,
Series 2019-COR04, Class A4
3.758%	03/10/52	50,750	47,092,031
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP02, Class A3
2.559%	08/15/49	12,116	11,443,400
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C27, Class A3
3.473%	12/15/47	15,133	14,757,069
Morgan Stanley Capital I Trust,
Series 2016-UB11, Class A3
2.531%	08/15/49	9,765	9,144,935
UBS Commercial Mortgage Trust,
Series 2017-C05, Class A4
3.212%	11/15/50	10,000	9,372,953
Series 2018-C12, Class A4 (original cost $25,249,863; purchased 08/03/18)(f)
4.030%	08/15/51	25,000	23,691,990
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50	4,806	4,783,827
Series 2015-C29, Class A3
3.368%	06/15/48	8,777	8,526,717
Series 2015-LC20, Class A4
2.925%	04/15/50	15,000	14,518,140
Series 2016-C35, Class A3
2.674%	07/15/48	22,106	20,954,259
Series 2016-LC24, Class A3
2.684%	10/15/49	29,805	28,085,196
Series 2016-NXS06, Class A3
2.642%	11/15/49	20,000	18,847,936
Series 2017-C42, Class A3
3.330%	12/15/50	15,000	13,841,439

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-C49, Class A4
3.760%	03/15/52	28,500	$26,973,939
Series 2019-C51, Class A3
3.055%	06/15/52	35,000	31,246,687

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $755,033,108)			709,290,386

CORPORATE BONDS — 89.2%
Aerospace & Defense — 1.8%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.600%	05/01/34	15,951	14,120,771
3.625%	03/01/48	10,905	8,066,259
3.650%	03/01/47	8,861	6,541,648
3.750%	02/01/50	4,050	3,154,365
3.850%	11/01/48	6,466	5,016,326
3.900%	05/01/49	17,990	14,221,704
3.950%	08/01/59	8,125	6,238,509
5.805%	05/01/50	33,266	34,502,610
5.930%	05/01/60	56,888	59,059,745
7.875%	04/15/43	13,929	16,182,946
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.800%	03/01/45	3,218	2,772,970
5.700%	11/15/54	11,875	13,387,153
5.900%	11/15/63	7,625	8,907,747
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
4.750%	06/01/43	500	478,731
Northrop Grumman Systems Corp.,
Gtd. Notes
7.875%	03/01/26	2,000	2,125,120
RTX Corp.,
Sr. Unsec’d. Notes
3.750%	11/01/46	3,050	2,425,990
4.150%	05/15/45	1,150	981,335
4.875%	10/15/40	1,320	1,259,635
6.400%	03/15/54	9,581	11,102,854

			210,546,418

Agriculture — 0.6%
Altria Group, Inc.,
Gtd. Notes
3.400%	02/04/41	4,220	3,097,688
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.557%	08/15/27	3,987	3,802,820
4.390%	08/15/37(a)	39,700	33,293,413
4.700%	04/02/27	5,130	5,077,697
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
5.375%	02/15/33	6,600	6,772,949
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
5.700%	08/15/35	2,240	2,199,042
5.850%	08/15/45	6,490	6,114,085

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture (cont’d.)
7.000%	08/04/41	3,275	$3,408,366
8.125%	05/01/40	650	737,829

			64,503,889

Airlines — 0.5%
American Airlines 2013-1 Class A Pass-Through Trust, Pass-Through Certificates
4.000%	01/15/27	2,304	2,207,280
American Airlines 2015-1 Class A Pass-Through Trust, Pass-Through Certificates
3.375%	11/01/28	6,998	6,408,696
American Airlines 2015-2 Class AA Pass-Through Trust, Pass-Through Certificates
3.600%	03/22/29	2,727	2,550,999
American Airlines 2016-1 Class AA Pass-Through Trust, Pass-Through Certificates
3.575%	07/15/29	3,594	3,349,866
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
3.750%	10/28/29(a)	14,229	13,142,430
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.500%	10/20/25	1,380	1,359,557
4.750%	10/20/28	2,645	2,592,021
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27(a)	7,520	7,554,601
U.S. Airways 2013-1 Class A Pass-Through Trust, Pass-Through Certificates
3.950%	05/15/27	114	108,682
United Airlines 2014-1 Class A Pass-Through Trust, Pass-Through Certificates
4.000%	10/11/27	920	878,431
United Airlines 2014-2 Class A Pass-Through Trust, Pass-Through Certificates
3.750%	03/03/28(a)	3,043	2,899,382
United Airlines 2016-2 Class AA Pass-Through Trust, Pass-Through Certificates
2.875%	04/07/30	15,821	14,135,351
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.625%	04/15/29	4,175	3,890,705

			61,078,001

Auto Manufacturers — 1.6%
Ford Holdings LLC,
Gtd. Notes
9.300%	03/01/30	968	1,111,653
Ford Motor Co.,
Sr. Unsec’d. Notes
3.250%	02/12/32(a)	5,650	4,700,455
4.750%	01/15/43	6,670	5,509,821
7.750%	06/15/43	1,510	1,632,009
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
4.271%	01/09/27(a)	1,775	1,703,936
4.687%	06/09/25	34,740	34,104,825

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	04/01/35	3,785	$3,614,096
5.150%	04/01/38	3,890	3,679,524
5.200%	04/01/45	22,128	19,950,908
5.400%	04/01/48	4,065	3,726,242
6.250%	10/02/43	45,675	46,726,770
6.600%	04/01/36	13,335	14,253,904
General Motors Financial Co., Inc.,
Gtd. Notes
3.950%	04/13/24	3,525	3,503,029
4.000%	01/15/25	372	365,915
4.000%	10/06/26(a)	6,525	6,349,704
4.300%	07/13/25	440	432,873
4.350%	01/17/27	3,320	3,255,181
5.250%	03/01/26	11,130	11,139,450
Volkswagen International Finance NV (Germany),
Gtd. Notes, Series 10Y
1.875%	03/30/27	EUR 15,000	15,802,433

			181,562,728

Banks — 9.9%
Banco Santander SA (Spain),
Sr. Non-Preferred Notes
3.800%	02/23/28	4,400	4,146,898
5.294%	08/18/27	8,200	8,209,327
Bank of America Corp.,
Jr. Sub. Notes, Series AA
6.100%(ff)	03/17/25(oo)(a)	1,750	1,742,882
Jr. Sub. Notes, Series FF
5.875%(ff)	03/15/28(oo)	3,315	3,175,953
Jr. Sub. Notes, Series JJ
5.125%(ff)	06/20/24(oo)	22,000	21,736,271
Sr. Unsec’d. Notes
3.419%(ff)	12/20/28	22,418	21,105,704
Sr. Unsec’d. Notes, MTN
2.676%(ff)	06/19/41	99,540	71,376,091
2.884%(ff)	10/22/30	11,865	10,536,075
3.194%(ff)	07/23/30	5,180	4,697,673
3.824%(ff)	01/20/28	67,232	64,645,164
4.083%(ff)	03/20/51	38,060	32,134,279
4.271%(ff)	07/23/29	3,600	3,473,971
4.443%(ff)	01/20/48	10,675	9,614,639
Sub. Notes
6.110%	01/29/37(a)	1,000	1,068,555
Sub. Notes, MTN
4.450%	03/03/26	18,340	18,123,962
Sub. Notes, Series L, MTN
3.950%	04/21/25(a)	10,185	10,014,560
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes, Series F
4.625%(ff)	09/20/26(oo)(a)	11,245	10,703,579
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25	6,505	6,362,010
4.375%	01/12/26	10,555	10,397,391
6.692%(ff)	09/13/34	5,600	5,979,104

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sub. Notes
5.088%(ff)	06/20/30	7,790	$7,509,525
7.119%(ff)	06/27/34(a)	4,210	4,459,777
BNP Paribas SA (France),
Sr. Non-Preferred Notes, 144A
2.871%(ff)	04/19/32	10,000	8,449,406
3.132%(ff)	01/20/33(a)	20,330	17,234,148
Sr. Non-Preferred Notes, 144A, MTN
3.052%(ff)	01/13/31	12,605	11,046,351
Sr. Preferred Notes, 144A
5.335%(ff)	06/12/29	20,410	20,672,981
Citigroup, Inc.,
Jr. Sub. Notes
3.875%(ff)	02/18/26(oo)	3,750	3,322,536
Jr. Sub. Notes, Series U
5.000%(ff)	09/12/24(oo)	32,500	31,547,343
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)	22,970	21,403,851
Sr. Unsec’d. Notes
2.561%(ff)	05/01/32	24,735	20,646,659
2.904%(ff)	11/03/42	5,420	3,902,298
3.668%(ff)	07/24/28	34,800	33,177,403
3.700%	01/12/26	1,800	1,757,980
3.887%(ff)	01/10/28	385	372,472
5.875%	01/30/42	4,115	4,382,124
6.875%	02/15/98	2,825	3,401,842
8.125%	07/15/39	2,000	2,581,604
Sub. Notes
4.400%	06/10/25	5,400	5,338,868
4.450%	09/29/27	3,905	3,814,754
4.600%	03/09/26	425	419,582
4.750%	05/18/46	1,045	937,213
6.174%(ff)	05/25/34	2,280	2,364,731
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes, MTN
3.625%	09/09/24	495	486,946
Deutsche Bank AG (Germany),
Sr. Non-Preferred Notes
2.311%(ff)	11/16/27(a)	4,260	3,889,040
2.552%(ff)	01/07/28	1,022	935,481
Sub. Notes
3.729%(ff)	01/14/32	11,800	9,868,341
3.742%(ff)	01/07/33	8,930	7,303,853
7.079%(ff)	02/10/34	3,155	3,237,943
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26	2,205	2,086,071
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.210%(ff)	04/22/42	2,975	2,276,847
Sub. Notes
5.150%	05/22/45	8,275	8,004,751
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
1.645%(ff)	04/18/26	5,260	5,000,309

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Intesa Sanpaolo SpA (Italy),
Sr. Non-Preferred Notes, 144A
7.778%(ff)	06/20/54	8,290	$8,503,793
Sr. Preferred Notes, Series XR, 144A, MTN
4.000%	09/23/29	15,500	14,072,355
Sub. Notes, 144A
4.950%(ff)	06/01/42	4,505	3,198,564
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series CC, 3 Month SOFR + 2.842%
8.219%(c)	02/01/24(oo)(a)	4,400	4,386,305
Jr. Sub. Notes, Series FF
5.000%(ff)	08/01/24(oo)(a)	32,730	32,211,146
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)	15,730	15,152,340
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25(oo)(a)	26,715	25,185,179
Sr. Unsec’d. Notes
2.069%(ff)	06/01/29	2,035	1,804,196
2.525%(ff)	11/19/41	34,035	24,137,570
3.157%(ff)	04/22/42	15,586	12,094,155
3.328%(ff)	04/22/52	30,890	23,163,521
3.782%(ff)	02/01/28	5,000	4,828,549
3.882%(ff)	07/24/38	42,267	37,474,019
3.897%(ff)	01/23/49	3,000	2,496,227
3.964%(ff)	11/15/48	57,900	48,699,346
4.005%(ff)	04/23/29	11,035	10,620,303
4.032%(ff)	07/24/48	3,525	3,005,332
4.260%(ff)	02/22/48	31,042	27,526,496
4.452%(ff)	12/05/29	1,500	1,470,456
Sub. Notes
4.125%	12/15/26(a)	9,450	9,266,969
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.750%	01/11/27	10,000	9,594,583
Morgan Stanley,
Sr. Unsec’d. Notes
3.217%(ff)	04/22/42	4,550	3,513,589
3.625%	01/20/27	2,600	2,521,988
4.375%	01/22/47(a)	3,800	3,425,119
4.457%(ff)	04/22/39	8,035	7,408,030
Sr. Unsec’d. Notes, GMTN
3.875%	01/27/26(a)	589	577,048
4.431%(ff)	01/23/30	27,100	26,398,679
5.597%(ff)	03/24/51	33,500	36,184,810
Sr. Unsec’d. Notes, MTN
1.928%(ff)	04/28/32	12,595	10,119,987
3.971%(cc)	07/22/38	17,130	15,018,501
6.375%	07/24/42	20,875	24,177,526
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.445%(ff)	05/08/30(a)	6,090	5,810,174
Societe Generale SA (France),
Gtd. Notes, 144A, MTN
3.625%	03/01/41	16,230	11,004,464
Sr. Non-Preferred Notes, 144A
2.226%(ff)	01/21/26	10,136	9,738,304

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Non-Preferred Notes, 144A, MTN
2.625%	01/22/25	9,864	$9,567,827
State Street Corp.,
Jr. Sub. Notes, Series F, 3 Month SOFR + 3.859%
9.243%(c)	03/15/24(oo)	1,668	1,686,210
Truist Financial Corp.,
Jr. Sub. Notes, Series N
4.800%(ff)	09/01/24(oo)(a)	18,520	17,007,405
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes
3.750%	03/26/25(a)	1,665	1,628,961
Sr. Unsec’d. Notes, 144A
1.305%(ff)	02/02/27	500	457,500
3.126%(ff)	08/13/30	15,000	13,362,505
3.869%(ff)	01/12/29	12,455	11,734,005
4.125%	09/24/25	3,499	3,421,547
4.282%	01/09/28	7,135	6,895,726
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
4.611%(ff)	04/25/53	12,450	11,252,270
5.013%(ff)	04/04/51	5,200	4,959,976
Sub. Notes, GMTN
4.900%	11/17/45	8,905	8,122,429
Sub. Notes, MTN
4.650%	11/04/44	3,135	2,761,178
4.750%	12/07/46	13,680	12,083,292

			1,150,807,572

Beverages — 2.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36	42,615	42,531,436
4.900%	02/01/46	100,234	98,110,412
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.375%	04/15/38	32,950	31,300,527
4.439%	10/06/48	20,305	18,745,467
4.600%	04/15/48(a)	737	699,217
5.550%	01/23/49	52,154	56,248,563
Bacardi Ltd. (Bermuda),
Gtd. Notes, 144A
4.450%	05/15/25(a)	21,850	21,525,281
Constellation Brands, Inc.,
Gtd. Notes
5.250%	11/15/48	22,929	22,706,359
Keurig Dr. Pepper, Inc.,
Gtd. Notes
4.500%	11/15/45	10,358	9,391,491

			301,258,753

Biotechnology — 1.0%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.600%	08/19/26	800	760,136
2.770%	09/01/53(a)	7,393	4,756,253
2.800%	08/15/41	4,710	3,429,550

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Biotechnology (cont’d.)
3.000%	01/15/52(a)	6,697	$4,690,022
3.625%	05/22/24(a)	4,830	4,791,926
4.400%	05/01/45(a)	18,243	16,217,517
4.663%	06/15/51	17,165	15,644,404
5.150%	11/15/41	6,183	6,085,278
5.600%	03/02/43	17,695	18,298,277
5.650%	03/02/53	6,875	7,247,483
5.750%	03/02/63	12,400	13,042,181
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.500%	02/01/25	1,177	1,158,578
3.650%	03/01/26(a)	12,295	12,048,206
4.500%	02/01/45	4,586	4,243,614

			112,413,425

Building Materials — 0.7%
Fortune Brands Innovations, Inc.,
Sr. Unsec’d. Notes
4.000%	06/15/25	6,850	6,738,648
Johnson Controls International PLC,
Sr. Unsec’d. Notes
4.625%	07/02/44	5,204	4,671,368
Macmillan Bloedel Pembroke LP (Canada),
Sr. Unsec’d. Notes
7.700%	02/15/26	1,500	1,559,219
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
4.250%	07/02/24	1,125	1,116,903
4.250%	12/15/47	2,150	1,896,093
Owens Corning,
Sr. Unsec’d. Notes
3.950%	08/15/29	2,700	2,574,860
4.200%	12/01/24	4,868	4,809,165
4.300%	07/15/47	6,279	5,541,186
4.400%	01/30/48	11,815	10,287,616
7.000%	12/01/36	22,334	25,652,748
Vulcan Materials Co.,
Sr. Unsec’d. Notes
3.500%	06/01/30(a)	3,878	3,607,829
4.500%	06/15/47	16,084	14,544,107
4.700%	03/01/48	2,117	1,984,943

			84,984,685

Chemicals — 3.4%
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43(a)	21,248	19,483,915
5.150%	03/15/34	20,126	19,949,439
5.375%	03/15/44	24,200	23,179,709
Gtd. Notes, 144A
4.500%	12/01/26	20,768	20,416,114
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.250%	10/01/34(a)	4,622	4,426,878
4.375%	11/15/42	6,781	5,987,692
4.800%	05/15/49	3,720	3,424,208
5.550%	11/30/48	20,500	21,003,219

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
6.900%	05/15/53	33,600	$40,579,168
9.400%	05/15/39	351	489,875
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes
5.319%	11/15/38	3,868	3,970,936
FMC Corp.,
Sr. Unsec’d. Notes
3.450%	10/01/29	1,627	1,486,607
6.375%	05/18/53(a)	37,360	38,295,776
Huntsman International LLC,
Sr. Unsec’d. Notes
2.950%	06/15/31	24,321	20,686,864
4.500%	05/01/29	21,700	20,938,437
LYB International Finance BV,
Gtd. Notes
4.875%	03/15/44	1,622	1,495,250
5.250%	07/15/43	6	5,738
LYB International Finance III LLC,
Gtd. Notes
2.250%	10/01/30(a)	12,275	10,528,896
3.375%	10/01/40	14,014	10,768,776
3.625%	04/01/51	1,605	1,171,759
4.200%	10/15/49(a)	10,568	8,431,283
4.200%	05/01/50	38,525	30,791,455
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.750%	04/15/24	4,273	4,264,256
Mosaic Co. (The),
Sr. Unsec’d. Notes
5.625%	11/15/43	8,506	8,391,587
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
4.125%	03/15/35	7,241	6,667,658
4.200%	04/01/29(a)	735	720,824
4.900%	06/01/43	1,200	1,115,914
5.000%	04/01/49	2,010	1,887,099
5.250%	01/15/45	4,832	4,675,984
5.625%	12/01/40	1,985	1,994,369
5.800%	03/27/53(a)	33,425	35,422,956
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes, 144A
5.500%	01/15/48	2,445	2,071,373
Union Carbide Corp.,
Sr. Unsec’d. Notes
7.750%	10/01/96	500	642,903
Westlake Corp.,
Sr. Unsec’d. Notes
3.375%	08/15/61	2,349	1,520,019
Yara International ASA (Brazil),
Sr. Unsec’d. Notes, 144A
4.750%	06/01/28	19,450	18,891,980

			395,778,916

Coal — 0.5%
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
3.900%	07/15/30(a)	5,819	5,407,748

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Coal (cont’d.)
5.200%	03/01/42	3,060	$2,829,076
5.400%	02/01/43	42,680	40,529,824
6.000%	08/15/40(a)	6,627	6,749,447
6.125%	10/01/35	4,778	5,000,078

			60,516,173

Commercial Services — 1.3%
California Institute of Technology,
Sr. Unsec’d. Notes
3.650%	09/01/2119	3,235	2,300,417
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.300%	12/01/26	4,800	4,603,121
4.200%	11/01/46	32,800	28,766,129
4.500%	02/15/45	8,460	7,677,253
5.625%	03/15/42	1,000	1,038,951
6.700%	06/01/34	1,000	1,125,178
7.000%	10/15/37(a)	3,623	4,225,803
Experian Finance PLC,
Gtd. Notes, 144A
2.750%	03/08/30	4,050	3,564,698
Georgetown University (The),
Unsec’d. Notes, Series A
5.215%	10/01/2118	2,980	2,859,429
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25	1,050	1,017,655
Leland Stanford Junior University (The),
Unsec’d. Notes
3.647%	05/01/48	12,125	10,453,421
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116	370	293,593
4.678%	07/01/2114(a)	12,715	12,306,997
Northwestern University,
Unsec’d. Notes
4.643%	12/01/44	2,800	2,682,102
Unsec’d. Notes, Series 2017
3.662%	12/01/57	17,262	14,021,319
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
2.850%	10/01/29	9,200	8,426,057
President & Fellows of Harvard College,
Sr. Unsec’d. Notes
4.875%	10/15/40	429	435,559
Unsec’d. Notes
5.625%	10/01/38	17,500	19,188,293
Trustees of Boston College,
Unsec’d. Notes
3.129%	07/01/52	3,007	2,203,409
Trustees of Boston University,
Sec’d. Notes, Series CC
4.061%	10/01/48	4,345	3,841,319
Trustees of Princeton University (The),
Unsec’d. Notes
5.700%	03/01/39	3,000	3,344,024

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes
4.674%	09/01/2112	6,976	$6,462,795
University of Notre Dame du Lac,
Unsec’d. Notes, Series 2017
3.394%	02/15/48	6,475	5,254,512
Washington University (The),
Sr. Unsec’d. Notes
4.349%	04/15/2122	3,000	2,545,297
Sr. Unsec’d. Notes, Series 2022
3.524%	04/15/54	6,100	4,911,462
William Marsh Rice University,
Unsec’d. Notes
3.774%	05/15/55	3,500	2,917,232

			156,466,025

Computers — 1.2%
Apple, Inc.,
Sr. Unsec’d. Notes
2.375%	02/08/41	3,024	2,219,403
2.650%	05/11/50(a)	3,495	2,409,285
2.700%	08/05/51	40,215	27,717,363
2.850%	08/05/61	77,200	52,851,098
2.950%	09/11/49	6,855	5,040,995
3.750%	09/12/47	4,900	4,196,367
3.850%	08/04/46	10,700	9,328,095
3.950%	08/08/52	3,795	3,329,513
4.650%	02/23/46	28,906	28,517,306
Leidos, Inc.,
Gtd. Notes
4.375%	05/15/30	1,875	1,793,931

			137,403,356

Distribution/Wholesale — 0.1%
Ferguson Finance PLC,
Sr. Unsec’d. Notes, 144A
4.650%	04/20/32	8,590	8,297,268

Diversified Financial Services — 0.1%
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/24	10,000	9,883,398
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes
6.625%	10/23/43	3,500	3,665,763

			13,549,161

Electric — 13.3%
AEP Texas, Inc.,
Sr. Unsec’d. Notes
3.800%	10/01/47	5,450	4,113,591
3.950%	06/01/28	6,240	6,013,476
Sr. Unsec’d. Notes, 144A
3.850%	10/01/25	7,145	6,939,833
Sr. Unsec’d. Notes, Series G
4.150%	05/01/49	3,465	2,788,786

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes
3.100%	12/01/26	2,080	$1,998,627
3.750%	12/01/47	10,015	7,993,444
3.800%	06/15/49	10,675	8,481,073
4.000%	12/01/46	5,000	4,213,300
Alabama Power Co.,
Sr. Unsec’d. Notes
4.150%	08/15/44	4,500	3,878,173
Ameren Illinois Co.,
First Mortgage
3.700%	12/01/47	12,200	9,976,254
4.500%	03/15/49	1,155	1,058,966
5.900%	12/01/52(a)	5,120	5,732,391
Sr. Sec’d. Notes
4.150%	03/15/46	7,760	6,709,028
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.450%	06/01/45	6,600	5,585,981
Avangrid, Inc.,
Sr. Unsec’d. Notes
3.150%	12/01/24	11,020	10,769,254
3.800%	06/01/29(a)	9,750	9,177,877
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
3.750%	08/15/47	18,010	14,427,407
4.250%	09/15/48	14,575	12,634,252
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
4.500%	02/01/45	9,990	9,258,889
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage
4.500%	04/01/44	10,260	9,437,838
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
3.700%	09/01/49	8,960	6,759,413
4.250%	11/01/28	1,095	1,053,843
Cleco Corporate Holdings LLC,
Sr. Unsec’d. Notes
3.375%	09/15/29	9,995	8,780,802
Cleveland Electric Illuminating Co. (The),
Sr. Unsec’d. Notes, 144A
4.550%	11/15/30	9,675	9,181,867
CMS Energy Corp.,
Sr. Unsec’d. Notes
3.875%	03/01/24	9,250	9,219,816
4.875%	03/01/44	4,495	4,271,847
Commonwealth Edison Co.,
First Mortgage
3.000%	03/01/50	17,409	12,138,183
3.650%	06/15/46	18,950	14,997,421
3.700%	03/01/45	4,751	3,842,502
3.800%	10/01/42	3,615	3,013,842
4.000%	03/01/48	5,808	4,931,042
4.000%	03/01/49	4,240	3,565,774
4.350%	11/15/45	5,560	4,874,691
4.600%	08/15/43(a)	2,000	1,853,490

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
5.300%	02/01/53(a)	613	$624,521
First Mortgage, Series 123
3.750%	08/15/47	10,400	8,401,474
First Mortgage, Series 127
3.200%	11/15/49	4,455	3,202,775
First Mortgage, Series 131
2.750%	09/01/51	4,175	2,722,767
Connecticut Light & Power Co. (The),
First Mortgage
5.250%	01/15/53	9,820	10,025,552
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
3.850%	06/15/46(a)	625	509,848
3.950%	03/01/43	4,905	4,177,025
5.700%	06/15/40	2,120	2,201,927
Sr. Unsec’d. Notes, Series C
4.300%	12/01/56	2,785	2,341,084
Consumers Energy Co.,
First Mortgage
3.100%	08/15/50	12,680	9,362,113
3.250%	08/15/46(a)	5,075	4,021,030
3.500%	08/01/51	20,750	16,293,430
3.750%	02/15/50	3,500	2,889,681
4.350%	04/15/49	1,550	1,396,331
4.350%	08/31/64	6,840	5,715,690
Dominion Energy South Carolina, Inc.,
First Mortgage
5.450%	02/01/41	3,000	3,049,654
6.250%	10/15/53	990	1,139,754
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
4.700%	12/01/44	4,774	4,233,637
Sr. Unsec’d. Notes, Series C
3.375%	04/01/30	5,173	4,766,519
4.050%	09/15/42	1,340	1,091,983
4.900%	08/01/41	8,810	8,142,857
DTE Electric Co.,
General Ref. Mortgage
3.700%	03/15/45	17,700	14,399,210
3.700%	06/01/46	1,305	1,049,586
3.750%	08/15/47	7,900	6,324,488
3.950%	06/15/42	5,800	4,815,014
4.300%	07/01/44	3,975	3,552,167
General Ref. Mortgage, Series A
4.000%	04/01/43	3,535	3,027,473
DTE Energy Co.,
Sr. Unsec’d. Notes, Series C
2.529%	10/01/24	13,330	13,022,747
Duke Energy Carolinas LLC,
First Mortgage
3.200%	08/15/49	39,520	28,808,660
3.450%	04/15/51	380	287,631
3.700%	12/01/47	4,556	3,585,240
3.950%	03/15/48	7,724	6,389,937
4.250%	12/15/41	12,900	11,423,635
6.050%	04/15/38	2,505	2,721,583

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
First Ref. Mortgage
2.950%	12/01/26(a)	14,955	$14,443,462
3.750%	06/01/45	20,780	16,649,973
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.750%	09/01/46	7,695	5,957,730
Duke Energy Florida LLC,
First Mortgage
3.400%	10/01/46	8,280	6,218,547
Duke Energy Indiana LLC,
First Mortgage
5.400%	04/01/53	9,293	9,473,906
6.450%	04/01/39	7,100	7,937,057
First Mortgage, Series WWW
4.900%	07/15/43	7,564	7,276,917
Duke Energy Progress LLC,
First Mortgage
3.700%	10/15/46	20,295	15,899,404
4.100%	03/15/43	1,200	1,021,845
4.150%	12/01/44	4,802	4,100,437
5.700%	04/01/35	500	519,937
6.125%	09/15/33	4,400	4,754,352
El Paso Electric Co.,
Sr. Unsec’d. Notes
5.000%	12/01/44	4,800	4,040,626
Enel Finance International NV (Italy),
Gtd. Notes, 144A
1.875%	07/12/28	4,580	3,983,536
3.500%	04/06/28	23,302	21,798,898
Entergy Louisiana LLC,
Collateral Trust
3.050%	06/01/31	2,500	2,208,494
4.200%	09/01/48	61,138	51,097,111
4.200%	04/01/50	530	450,455
Entergy Mississippi LLC,
First Mortgage
3.850%	06/01/49	3,123	2,506,084
Entergy Texas, Inc.,
First Mortgage
3.550%	09/30/49	18,180	13,770,522
4.500%	03/30/39(a)	15,760	14,444,539
Evergy Kansas Central, Inc.,
First Mortgage
3.250%	09/01/49	6,685	4,730,916
3.450%	04/15/50	4,420	3,242,324
4.100%	04/01/43	3,000	2,530,092
4.125%	03/01/42	3,010	2,592,890
4.250%	12/01/45	4,365	3,698,256
4.625%	09/01/43	2,780	2,415,618
Eversource Energy,
Sr. Unsec’d. Notes, Series M
3.300%	01/15/28(a)	4,660	4,411,770
Exelon Corp.,
Sr. Unsec’d. Notes
4.450%	04/15/46	5,390	4,687,052

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44	11,103	$10,749,032
Florida Power & Light Co.,
First Mortgage
3.700%	12/01/47	3,870	3,137,609
3.950%	03/01/48	22,070	18,827,713
3.990%	03/01/49	22,600	19,345,606
4.050%	10/01/44	4,104	3,590,650
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes
3.055%	10/04/26	4,737	4,488,674
Georgia Power Co.,
Sr. Unsec’d. Notes
4.300%	03/15/42	5,803	5,144,767
4.300%	03/15/43	10,900	9,487,895
5.400%	06/01/40	3,109	3,035,487
Sr. Unsec’d. Notes, Series 10-C
4.750%	09/01/40	1,900	1,771,155
Sr. Unsec’d. Notes, Series A
3.250%	03/15/51	4,995	3,625,948
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes, Series K
4.550%	03/15/46	7,235	6,480,183
Indianapolis Power & Light Co.,
First Mortgage, 144A
4.700%	09/01/45	13,200	11,354,002
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
4.700%	10/15/43	675	591,339
IPALCO Enterprises, Inc.,
Sr. Sec’d. Notes
4.250%	05/01/30	4,290	3,970,504
ITC Holdings Corp.,
Sr. Unsec’d. Notes
3.250%	06/30/26	10,295	9,900,324
5.300%	07/01/43	1,000	965,685
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes, 144A
4.700%	04/01/24	1,000	995,924
Louisville Gas & Electric Co.,
First Mortgage
4.375%	10/01/45	7,084	6,085,419
Metropolitan Edison Co.,
Sr. Unsec’d. Notes, 144A
4.000%	04/15/25	10,000	9,726,796
4.300%	01/15/29	6,315	6,114,764
MidAmerican Energy Co.,
First Mortgage
3.650%	04/15/29	12,000	11,471,409
3.650%	08/01/48	22,370	17,810,594
4.250%	05/01/46	4,500	3,926,635
4.250%	07/15/49	10,200	8,927,533
4.400%	10/15/44	18,980	16,983,430
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24	2,575	2,558,574

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Nevada Power Co.,
General Ref. Mortgage
6.000%	03/15/54	9,037	$9,916,378
General Ref. Mortgage, Series CC
3.700%	05/01/29(a)	8,350	8,017,690
General Ref. Mortgage, Series GG
5.900%	05/01/53	184	197,800
New England Power Co. (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.800%	12/05/47	6,525	5,147,729
Northern States Power Co.,
First Mortgage
2.900%	03/01/50(a)	1,900	1,331,879
3.400%	08/15/42	8,450	6,725,834
3.600%	05/15/46	17,056	13,433,092
3.600%	09/15/47	11,350	8,946,598
4.000%	08/15/45	4,830	4,019,105
4.125%	05/15/44	8,520	7,391,776
NRG Energy, Inc.,
Gtd. Notes
6.625%	01/15/27(a)	794	798,568
Ohio Edison Co.,
First Mortgage
8.250%	10/15/38	2,722	3,418,661
Oklahoma Gas & Electric Co.,
Sr. Unsec’d. Notes
4.000%	12/15/44	9,000	7,158,847
4.550%	03/15/44	1,325	1,152,693
Oncor Electric Delivery Co. LLC,
First Mortgage
2.700%	11/15/51	3,045	2,010,921
Sr. Sec’d. Notes
3.700%	05/15/50	27,148	21,998,827
Pacific Gas & Electric Co.,
First Mortgage
3.300%	08/01/40(a)	2,185	1,601,526
3.950%	12/01/47	36,215	26,621,459
4.000%	12/01/46	22,088	16,173,718
4.250%	03/15/46	10,000	7,705,157
4.300%	03/15/45	10,000	7,819,732
4.500%	07/01/40	28,445	24,028,829
4.750%	02/15/44	8,542	7,138,400
4.950%	07/01/50	14,341	12,298,384
PacifiCorp,
First Mortgage
2.700%	09/15/30(a)	8,309	7,186,698
4.125%	01/15/49	39,567	32,121,660
4.150%	02/15/50	9,375	7,610,860
5.350%	12/01/53	18,503	17,793,546
PECO Energy Co.,
First Mortgage
2.800%	06/15/50	6,070	4,143,473
3.000%	09/15/49(a)	3,922	2,802,753
3.050%	03/15/51	1,200	851,373
3.700%	09/15/47	3,840	3,109,692
3.900%	03/01/48	10,494	8,873,971
4.600%	05/15/52	1,545	1,453,728

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
First Ref. Mortgage
4.800%	10/15/43	1,575	$1,462,772
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A
3.250%	03/15/28	17,260	16,069,666
3.600%	06/01/29	10,000	9,285,635
PPL Electric Utilities Corp.,
First Mortgage
3.000%	10/01/49	4,105	2,960,487
3.950%	06/01/47	5,845	4,958,172
4.125%	06/15/44	4,450	3,890,774
5.250%	05/15/53	17,865	18,447,986
6.250%	05/15/39	500	561,295
Progress Energy, Inc.,
Sr. Unsec’d. Notes
7.000%	10/30/31	23,950	27,056,748
7.750%	03/01/31	8,824	10,193,929
Public Service Co. of Colorado,
First Mortgage
3.550%	06/15/46	9,880	7,151,958
3.700%	06/15/28	2,000	1,924,092
4.100%	06/15/48	4,735	3,863,187
4.300%	03/15/44	165	142,626
5.250%	04/01/53	6,550	6,532,567
Public Service Electric & Gas Co.,
First Mortgage, Series I, MTN
3.750%	03/15/24	2,900	2,885,839
4.000%	06/01/44	2,000	1,670,149
Puget Energy, Inc.,
Sr. Sec’d. Notes
3.650%	05/15/25	16,900	16,472,192
Puget Sound Energy, Inc.,
Sr. Sec’d. Notes
4.434%	11/15/41	1,787	1,544,418
San Diego Gas & Electric Co.,
First Mortgage
4.150%	05/15/48	31,545	26,970,013
5.350%	05/15/35	6,997	7,040,269
5.350%	05/15/40	773	752,905
6.000%	06/01/39	5,700	6,136,278
First Mortgage, Series TTT
4.100%	06/15/49	5,875	4,873,890
Sempra,
Sr. Unsec’d. Notes
3.250%	06/15/27	14,765	14,000,224
3.400%	02/01/28	19,265	18,373,003
3.700%	04/01/29(a)	2,079	1,980,263
Sierra Pacific Power Co.,
General Ref. Mortgage, 144A
5.900%	03/15/54	5,000	5,311,751
Southern California Edison Co.,
First Mortgage
3.650%	02/01/50	26,242	20,341,686
First Ref. Mortgage
4.000%	04/01/47	28,115	23,063,924
4.050%	03/15/42	7,200	6,073,140
4.650%	10/01/43	1,950	1,777,443

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
5.500%	03/15/40	11,962	$12,097,700
First Ref. Mortgage, Series 13-A
3.900%	03/15/43(a)	5,000	4,096,627
First Ref. Mortgage, Series C
3.600%	02/01/45	4,330	3,358,592
4.125%	03/01/48	5,150	4,342,400
Southern Co. (The),
Sr. Unsec’d. Notes
4.250%	07/01/36	17,050	15,668,611
Southwestern Public Service Co.,
First Mortgage
3.700%	08/15/47	4,470	3,402,514
4.500%	08/15/41	550	488,780
Tampa Electric Co.,
Sr. Unsec’d. Notes
4.350%	05/15/44	7,325	6,250,497
Toledo Edison Co. (The),
Sr. Sec’d. Notes
6.150%	05/15/37	1,997	2,155,743
Union Electric Co.,
Sr. Sec’d. Notes
3.650%	04/15/45	9,175	7,221,915
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
4.000%	01/15/43	1,399	1,194,949
4.450%	02/15/44	1,210	1,081,312
Sr. Unsec’d. Notes, Series A
3.500%	03/15/27	2,765	2,672,215
3.800%	04/01/28	5,815	5,640,108
Sr. Unsec’d. Notes, Series D
4.650%	08/15/43	1,335	1,224,812
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	5,525	5,441,462
3.700%	01/30/27	24,065	22,820,552
4.300%	07/15/29(a)	6,970	6,553,533
Wisconsin Electric Power Co.,
Sr. Unsec’d. Notes
4.250%	06/01/44	850	716,122
Wisconsin Public Service Corp.,
Sr. Unsec’d. Notes
4.752%	11/01/44	5,000	4,637,840
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
3.350%	12/01/26	5,145	4,958,409

			1,544,115,728

Electronics — 0.0%
Fortive Corp.,
Sr. Unsec’d. Notes
4.300%	06/15/46	3,225	2,747,086
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25	2,500	2,500,000

			5,247,086

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Engineering & Construction — 0.2%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
4.250%	10/31/26	5,007	$4,821,891
5.500%	07/31/47(a)	15,700	13,489,126

			18,311,017

Entertainment — 0.5%
Warnermedia Holdings, Inc.,
Gtd. Notes
4.054%	03/15/29	6,000	5,689,326
5.050%	03/15/42(a)	22,485	19,824,562
5.141%	03/15/52	38,830	33,410,866
5.391%	03/15/62	4,850	4,171,001

			63,095,755

Environmental Control — 0.1%
Republic Services, Inc.,
Sr. Unsec’d. Notes
3.950%	05/15/28	7,965	7,812,474
6.200%	03/01/40	5,000	5,610,899

			13,423,373

Foods — 1.7%
Ahold Finance USA LLC (Netherlands),
Gtd. Notes
6.875%	05/01/29	509	563,626
Campbell Soup Co.,
Sr. Unsec’d. Notes
4.800%	03/15/48	43,312	39,568,927
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes
3.000%	05/15/32	4,920	3,991,335
Kraft Heinz Foods Co.,
Gtd. Notes
3.000%	06/01/26	3,117	2,996,151
4.375%	06/01/46	8,181	7,160,481
4.625%	10/01/39	3,500	3,266,404
5.200%	07/15/45	33,974	33,300,698
Gtd. Notes, 144A
7.125%	08/01/39	5,165	6,135,715
Kroger Co. (The),
Sr. Unsec’d. Notes
4.650%	01/15/48	1,753	1,573,417
5.000%	04/15/42	1,150	1,078,798
5.150%	08/01/43	450	432,781
Sr. Unsec’d. Notes, Series B
7.700%	06/01/29	4,400	4,976,308
Mars, Inc.,
Gtd. Notes, 144A
3.950%	04/01/44	22,980	19,545,741
4.125%	04/01/54	11,735	10,034,388
4.200%	04/01/59	10,575	9,085,329
Sr. Unsec’d. Notes, 144A
2.375%	07/16/40	6,188	4,427,588
Nestle Holdings, Inc.,
Gtd. Notes, 144A
3.900%	09/24/38	25,000	22,927,721

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Sysco Corp.,
Gtd. Notes
3.300%	07/15/26		6,265	$6,052,008
4.500%	04/01/46(a)		4,255	3,784,094
Tyson Foods, Inc.,
Sr. Unsec’d. Notes
3.550%	06/02/27		14,835	14,159,819

				195,061,329

Forest Products & Paper — 0.0%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes
7.250%	06/01/28		2,960	3,194,219

Gas — 1.3%
Atmos Energy Corp.,
Sr. Unsec’d. Notes
3.375%	09/15/49		13,650	10,395,822
4.125%	10/15/44		5,120	4,552,009
6.200%	11/15/53(a)		7,305	8,579,353
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
4.100%	09/01/47		7,945	6,655,216
NiSource, Inc.,
Sr. Unsec’d. Notes
4.800%	02/15/44		6,745	6,201,398
5.650%	02/01/45		2,260	2,275,331
ONE Gas, Inc.,
Sr. Unsec’d. Notes
4.500%	11/01/48		14,125	12,469,504
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/29		12,500	11,694,857
4.650%	08/01/43		5,960	5,325,496
Southern California Gas Co.,
First Mortgage
4.450%	03/15/44		2,500	2,185,377
First Mortgage, Series VV
4.300%	01/15/49		8,650	7,349,464
First Mortgage, Series WW
3.950%	02/15/50		26,720	21,270,477
Sr. Sec’d. Notes, Series UU
4.125%	06/01/48		11,445	9,693,665
Southern Co. Gas Capital Corp.,
Gtd. Notes
3.250%	06/15/26		9,414	9,057,303
3.950%	10/01/46		5,520	4,303,986
4.400%	06/01/43		750	636,060
4.400%	05/30/47		27,369	23,156,042

				145,801,360

Healthcare-Products — 0.8%
Alcon Finance Corp. (Switzerland),
Gtd. Notes, 144A
5.750%	12/06/52		3,955	4,245,822
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39	EUR	5,215	4,348,337

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Products (cont’d.)
Medtronic Global Holdings SCA,
Gtd. Notes
2.250%	03/07/39	EUR	3,320	$3,126,342
Medtronic, Inc.,
Gtd. Notes
4.625%	03/15/45		1	974
Thermo Fisher Scientific Finance I BV,
Gtd. Notes
1.625%	10/18/41	EUR	6,765	5,617,597
2.000%	10/18/51	EUR	6,550	5,153,949
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.800%	10/15/41(a)		2,485	1,886,950
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39	EUR	32,150	27,004,707
1.875%	10/01/49	EUR	45,875	36,080,774

				87,465,452

Healthcare-Services — 3.4%
Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes
3.829%	08/15/28(a)		7,005	6,805,295
4.272%	08/15/48		8,950	7,998,825
Aetna, Inc.,
Sr. Unsec’d. Notes
4.125%	11/15/42		1,865	1,551,014
Ascension Health,
Sr. Unsec’d. Notes
3.945%	11/15/46		3,338	2,875,544
Baylor Scott & White Holdings,
Sec’d. Notes
3.967%	11/15/46		17,663	15,042,691
Children’s Hospital Corp. (The),
Gtd. Notes, Series 2017
4.115%	01/01/47		6,650	5,858,897
Cleveland Clinic Foundation (The),
Unsec’d. Notes
4.858%	01/01/2114		2,875	2,704,563
Dartmouth-Hitchcock Health,
Sec’d. Notes, Series B
4.178%	08/01/48		12,000	9,460,861
Duke University Health System, Inc.,
Sr. Unsec’d. Notes, Series 2017
3.920%	06/01/47		3,265	2,781,839
Elevance Health, Inc.,
Sr. Unsec’d. Notes
3.125%	05/15/50(a)		14,965	10,821,404
3.600%	03/15/51		3,360	2,639,175
3.700%	09/15/49		8,819	7,005,382
4.625%	05/15/42		2,600	2,426,721
4.650%	01/15/43		1,000	927,137
4.850%	08/15/54		510	455,011
5.100%	01/15/44		720	706,198
HCA, Inc.,
Gtd. Notes
5.250%	04/15/25		3,500	3,499,597
5.250%	06/15/49		33,428	31,107,954

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
5.375%	02/01/25	24,080	$24,070,115
5.500%	06/15/47	10,000	9,628,129
5.875%	02/01/29	5,400	5,571,497
Indiana University Health, Inc. Obligated Group,
Sec’d. Notes
3.970%	11/01/48	21,125	18,175,190
Inova Health System Foundation,
Unsec’d. Notes
4.068%	05/15/52	5,000	4,363,785
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47(a)	10,969	9,699,260
4.875%	04/01/42	1,000	976,471
Unsec’d. Notes, Series 2021
3.002%	06/01/51	11,245	8,023,160
Memorial Sloan-Kettering Cancer Center,
Unsec’d. Notes, Series 2020
2.955%	01/01/50	3,405	2,412,075
MultiCare Health System,
Unsec’d. Notes
2.803%	08/15/50	2,840	1,745,989
MyMichigan Health,
Sec’d. Notes, Series 2020
3.409%	06/01/50	5,230	3,772,181
Nationwide Children’s Hospital, Inc.,
Unsec’d. Notes
4.556%	11/01/52	3,400	3,190,344
New York & Presbyterian Hospital (The),
Unsec’d. Notes
4.063%	08/01/56	640	541,131
Unsec’d. Notes, Series 2019
3.954%	08/01/2119	2,225	1,642,335
Novant Health, Inc.,
Unsec’d. Notes
4.371%	11/01/43	2,150	1,843,054
NYU Langone Hospitals,
Sec’d. Notes
4.368%	07/01/47(a)	12,075	10,786,960
4.784%	07/01/44	7,305	6,870,443
Sr. Sec’d. Notes, Series 13-A
5.750%	07/01/43	700	741,034
OhioHealth Corp.,
Unsec’d. Notes, Series 2020
3.042%	11/15/50	2,000	1,473,819
Orlando Health Obligated Group,
Sr. Unsec’d. Notes
3.327%	10/01/50	3,300	2,450,173
Unsec’d. Notes
4.089%	10/01/48	2,208	1,858,199
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2020
3.218%	11/15/50	3,725	2,418,453
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.950%	06/30/30	10,560	9,452,044
3.450%	06/01/26	4,715	4,584,678
4.250%	04/01/24	1,400	1,396,069

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
4.700%	03/30/45	5,855	$5,335,268
5.750%	01/30/40	1,251	1,233,264
6.950%	07/01/37	1,704	1,864,793
Roche Holdings, Inc.,
Gtd. Notes, 144A
2.607%	12/13/51(a)	9,985	6,728,399
RWJ Barnabas Health, Inc.,
Sr. Unsec’d. Notes
3.949%	07/01/46	4,860	4,016,690
Unsec’d. Notes
3.477%	07/01/49	1,745	1,355,396
Southern Baptist Hospital of Florida, Inc.,
Sec’d. Notes
4.857%	07/15/45	3,150	2,870,807
Sutter Health,
Unsec’d. Notes, Series 2018
3.695%	08/15/28	2,400	2,299,193
Texas Health Resources,
Sec’d. Notes
4.330%	11/15/55	5,400	4,865,436
Sr. Unsec’d. Notes
2.328%	11/15/50	5,688	3,445,940
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.050%	05/15/41	5,000	3,913,871
3.950%	10/15/42	2,060	1,804,652
4.250%	04/15/47	13,715	12,248,333
4.450%	12/15/48	2,000	1,834,067
4.625%	11/15/41	4,601	4,403,415
4.750%	07/15/45	6,770	6,570,548
4.750%	05/15/52	10,905	10,486,903
4.950%	05/15/62	7,570	7,441,748
5.200%	04/15/63	48,000	49,059,938
5.800%	03/15/36	3,945	4,315,796
5.875%	02/15/53	5,130	5,809,408
6.050%	02/15/63	4,830	5,585,083

			399,843,644

Home Builders — 0.0%
Toll Brothers Finance Corp.,
Gtd. Notes
4.875%	11/15/25	915	908,332

Household Products/Wares — 0.4%
Kimberly-Clark de Mexico SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A
3.250%	03/12/25	23,175	22,498,985
Reckitt Benckiser Treasury Services PLC (United Kingdom),
Gtd. Notes, 144A
2.750%	06/26/24	21,245	20,953,823
SC Johnson & Son, Inc.,
Sr. Unsec’d. Notes, 144A
4.000%	05/15/43	425	354,061

			43,806,869

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance — 2.3%
Allstate Corp. (The),
Sub. Notes, Series B, 3 Month SOFR + 3.200%
8.579%(c)	08/15/53	800	$797,326
American International Group, Inc.,
Sr. Unsec’d. Notes
4.800%	07/10/45	15,000	14,154,320
Arch Capital Group US, Inc.,
Gtd. Notes
5.144%	11/01/43	8,532	8,105,065
Berkshire Hathaway Finance Corp.,
Gtd. Notes
4.300%	05/15/43	2,895	2,713,638
Chubb INA Holdings, Inc.,
Gtd. Notes
2.850%	12/15/51	8,570	6,220,004
3.050%	12/15/61	10,935	7,852,306
CNA Financial Corp.,
Sr. Unsec’d. Notes
4.500%	03/01/26	9,363	9,263,641
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes
3.125%	10/15/52	15,000	10,287,563
3.500%	10/15/50	5,045	3,721,448
4.868%	06/01/44	14,360	13,172,548
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
2.800%	08/19/29	465	422,642
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.950%	05/15/60(a)	9,999	7,227,746
3.951%	10/15/50	36,115	27,420,223
4.569%	02/01/29(a)	5,880	5,754,928
5.500%	06/15/52	11,020	10,883,850
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37	4,385	4,637,835
7.000%	06/15/40(a)	6,248	7,028,737
Markel Group, Inc.,
Sr. Unsec’d. Notes
3.450%	05/07/52	11,395	8,144,253
3.500%	11/01/27	5,000	4,760,476
4.150%	09/17/50	8,815	7,166,461
4.300%	11/01/47	4,479	3,653,781
5.000%	03/30/43	100	88,739
5.000%	04/05/46	2,360	2,142,547
5.000%	05/20/49	18,590	17,235,847
MetLife, Inc.,
Sr. Unsec’d. Notes
5.250%	01/15/54(a)	10,230	10,528,820
New York Life Insurance Co.,
Sub. Notes, 144A
4.450%	05/15/69	6,880	5,914,194
Progressive Corp. (The),
Jr. Sub. Notes, Series B, 3 Month SOFR + 2.801%
8.185%(c)	01/29/24(oo)	4,000	3,981,426

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Sompo International Holdings Ltd. (Bermuda),
Sr. Unsec’d. Notes
7.000%	07/15/34	1,700	$1,848,028
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47	26,445	23,110,191
4.900%	09/15/44	350	331,896
Unum Group,
Sr. Unsec’d. Notes
4.125%	06/15/51	39,768	29,741,944
5.750%	08/15/42	5,540	5,398,940
7.250%	03/15/28	2,707	2,870,307
W.R. Berkley Corp.,
Sr. Unsec’d. Notes
4.750%	08/01/44	2,675	2,394,159
XL Group Ltd. (Bermuda),
Sr. Unsec’d. Notes
5.250%	12/15/43	2,962	2,837,945

			271,813,774

Internet — 0.4%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
4.100%	04/13/62(a)	42,481	37,562,656
Prosus NV (China),
Sr. Unsec’d. Notes, 144A
3.680%	01/21/30	3,715	3,229,728

			40,792,384

Iron/Steel — 0.0%
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes
3.450%	04/15/30	5,080	4,690,513

Lodging — 0.4%
Marriott International, Inc.,
Sr. Unsec’d. Notes
4.500%	10/01/34	13,500	12,383,332
5.000%	10/15/27(a)	12,845	13,005,630
Sr. Unsec’d. Notes, Series R
3.125%	06/15/26	22,630	21,730,885

			47,119,847

Machinery-Construction & Mining — 0.0%
Caterpillar, Inc.,
Sr. Unsec’d. Notes
6.050%	08/15/36(a)	2,200	2,479,426

Machinery-Diversified — 0.4%
Deere & Co.,
Sr. Unsec’d. Notes
3.750%	04/15/50(a)	3,385	2,966,493
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
4.700%	09/15/28	46,281	45,776,879

			48,743,372

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media — 4.3%
Belo Corp.,
Gtd. Notes
7.250%	09/15/27	150	$152,185
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.800%	03/01/50	26,750	20,820,423
5.375%	04/01/38	13,155	11,894,288
5.375%	05/01/47	56,457	48,159,079
5.750%	04/01/48	76,467	67,985,015
6.384%	10/23/35	17,423	17,689,826
6.484%	10/23/45	10,574	10,388,076
6.834%	10/23/55	10,596	10,641,146
Comcast Corp.,
Gtd. Notes
2.887%	11/01/51	28,479	19,286,221
2.937%	11/01/56(a)	59,274	39,071,570
3.250%	11/01/39	54,500	44,272,154
3.300%	02/01/27	3,245	3,132,593
3.400%	07/15/46	12,867	9,982,778
3.450%	02/01/50	54,000	41,519,058
3.750%	04/01/40(a)	14,385	12,376,549
3.900%	03/01/38	18,880	16,891,979
3.969%	11/01/47	13,145	11,049,565
3.999%	11/01/49	10,302	8,621,092
4.000%	03/01/48	5,843	4,922,659
4.049%	11/01/52(a)	3,299	2,785,435
4.200%	08/15/34	10,000	9,557,067
5.350%	05/15/53(a)	2,750	2,852,187
5.500%	05/15/64	1,760	1,855,213
Discovery Communications LLC,
Gtd. Notes
3.950%	06/15/25	3,800	3,711,529
4.000%	09/15/55	6,650	4,730,080
4.125%	05/15/29	11,100	10,529,860
5.300%	05/15/49	35,722	30,869,234
Paramount Global,
Jr. Sub. Notes
6.250%(ff)	02/28/57	2,835	2,489,976
Sr. Unsec’d. Notes
3.700%	06/01/28	2,130	1,967,381
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.500%	09/01/41	3,050	2,677,038
5.875%	11/15/40	7,590	6,904,248
6.550%	05/01/37	2,785	2,745,884
6.750%	06/15/39	4,700	4,678,763
Videotron Ltd. (Canada),
Gtd. Notes, 144A
5.375%	06/15/24	4,600	4,562,280
Walt Disney Co. (The),
Gtd. Notes
5.400%	10/01/43	9,675	10,142,743
7.700%	10/30/25	1,129	1,180,150

			503,095,324

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining — 1.9%
AngloGold Ashanti Holdings PLC (Australia),
Gtd. Notes
3.375%	11/01/28	12,250	$11,034,922
Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes
6.450%	10/15/35	5,000	5,508,350
Barrick International Barbados Corp. (Canada),
Gtd. Notes, 144A
6.350%	10/15/36	22,700	24,694,415
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.700%	05/30/41	1,300	1,368,563
5.750%	05/01/43	8,314	8,897,195
7.500%	09/15/38	10,946	12,956,554
Barrick PD Australia Finance Pty Ltd. (Canada),
Gtd. Notes
5.950%	10/15/39	27,086	29,037,636
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
5.000%	09/30/43	3,528	3,562,678
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A
6.200%	04/14/52	3,000	2,972,812
Freeport-McMoRan, Inc.,
Gtd. Notes
5.450%	03/15/43	17,500	16,969,328
Kinross Gold Corp. (Canada),
Gtd. Notes
4.500%	07/15/27	24,087	23,535,793
6.875%	09/01/41	11,304	12,001,834
Sr. Unsec’d. Notes, 144A
6.250%	07/15/33	9,600	10,055,090
Newmont Corp.,
Gtd. Notes
2.250%	10/01/30(a)	9,462	8,177,379
5.875%	04/01/35	4,000	4,302,822
6.250%	10/01/39	4,050	4,495,245
Rio Tinto Finance USA Ltd. (Australia),
Gtd. Notes
2.750%	11/02/51	17,586	11,981,400
5.200%	11/02/40	860	885,194
Rio Tinto Finance USA PLC (Australia),
Gtd. Notes
4.125%	08/21/42(a)	785	708,419
4.750%	03/22/42	1,562	1,515,366
South32 Treasury Ltd. (Australia),
Gtd. Notes, 144A
4.350%	04/14/32(a)	4,800	4,300,566
Southern Copper Corp. (Mexico),
Sr. Unsec’d. Notes
6.750%	04/16/40	10,177	11,382,625
WMC Finance USA Ltd. (Australia),
Gtd. Notes
6.250%	05/15/33	2,000	2,152,623
Yamana Gold, Inc. (Canada),
Gtd. Notes
2.630%	08/15/31	6,059	5,117,427

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (cont’d.)
4.625%	12/15/27	5,811	$5,627,096

			223,241,332

Miscellaneous Manufacturing — 0.3%
Hillenbrand, Inc.,
Gtd. Notes
5.000%	09/15/26	11,200	11,097,354
Parker-Hannifin Corp.,
Sr. Unsec’d. Notes
3.250%	06/14/29(a)	4,175	3,929,783
Siemens Financieringsmaatschappij NV (Germany),
Gtd. Notes, 144A
2.875%	03/11/41(a)	6,185	4,832,128
4.400%	05/27/45	8,260	7,777,541
Textron, Inc.,
Sr. Unsec’d. Notes
4.000%	03/15/26	9,045	8,868,992

			36,505,798

Office/Business Equipment — 0.5%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26	57,895	54,209,638

Oil & Gas — 5.1%
Aker BP ASA (Norway),
Gtd. Notes, 144A
3.100%	07/15/31	12,543	10,721,146
Sr. Unsec’d. Notes, 144A
3.750%	01/15/30	8,500	7,769,807
6.000%	06/13/33	19,395	20,131,907
BP Capital Markets America, Inc.,
Gtd. Notes
3.060%	06/17/41	13,255	10,267,948
3.119%	05/04/26	6,752	6,533,615
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.250%	03/15/38	32,565	34,065,921
6.450%	06/30/33	2,000	2,139,183
6.500%	02/15/37	370	391,818
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.750%	02/15/52	16,394	11,979,784
5.250%	06/15/37	2,231	2,107,664
5.400%	06/15/47(a)	25,722	24,198,152
6.750%	11/15/39(a)	11,798	12,781,540
Chevron Corp.,
Sr. Unsec’d. Notes
3.078%	05/11/50(a)	4,030	3,049,062
Chevron USA, Inc.,
Gtd. Notes
5.250%	11/15/43	1,101	1,159,075
6.000%	03/01/41(a)	3,550	4,049,851
ConocoPhillips Co.,
Gtd. Notes
3.758%	03/15/42	6,810	5,761,990
3.800%	03/15/52	27,200	22,009,671
4.025%	03/15/62	116	94,367

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
4.150%	11/15/34	847	$789,754
4.300%	11/15/44	3,330	2,983,956
5.050%	09/15/33(a)	5,000	5,144,624
5.300%	05/15/53	13,590	13,989,411
5.700%	09/15/63	12,905	13,961,954
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24	2,525	2,502,526
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.750%	05/15/42	3,675	3,212,162
5.000%	06/15/45(a)	14,051	12,454,549
5.600%	07/15/41(a)	21,825	21,109,265
5.875%	06/15/28	7,125	7,187,911
Diamondback Energy, Inc.,
Gtd. Notes
3.250%	12/01/26(a)	11,145	10,812,951
4.250%	03/15/52	9,165	7,396,861
4.400%	03/24/51	18,000	14,963,087
6.250%	03/15/53	31,400	33,623,817
EOG Resources, Inc.,
Sr. Unsec’d. Notes
3.900%	04/01/35	4,067	3,743,351
Equinor ASA (Norway),
Gtd. Notes
2.375%	05/22/30	3,260	2,906,127
3.250%	11/18/49	6,000	4,543,689
3.625%	04/06/40	1,380	1,181,366
3.950%	05/15/43	2,796	2,465,743
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
3.567%	03/06/45	4,370	3,595,274
Marathon Oil Corp.,
Sr. Unsec’d. Notes
4.400%	07/15/27	3,684	3,596,129
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
5.000%	09/15/54	11,375	10,003,797
5.125%	12/15/26	13,890	14,049,380
5.850%	12/15/45	3,110	3,061,708
6.500%	03/01/41	10,163	10,944,106
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.100%	02/15/47	3,000	2,145,147
6.200%	03/15/40	14,766	15,222,450
6.450%	09/15/36	16,937	17,964,819
7.500%	05/01/31	4,290	4,812,493
Ovintiv, Inc.,
Gtd. Notes
7.375%	11/01/31	1,000	1,101,911
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.350%	02/12/28	6,575	5,689,019
6.350%	02/12/48	2,025	1,284,437
6.950%	01/28/60	6,100	4,010,750
7.690%	01/23/50	12,200	8,677,250

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Phillips 66,
Gtd. Notes
2.150%	12/15/30(a)	10,600	$8,939,876
3.300%	03/15/52	1,380	989,954
4.650%	11/15/34	8,200	7,971,959
Phillips 66 Co.,
Gtd. Notes
3.550%	10/01/26	11,680	11,315,047
4.680%	02/15/45	500	454,603
4.900%	10/01/46	6,500	6,084,880
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.900%	08/15/30	4,820	4,096,402
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	10,000	9,868,888
Shell International Finance BV (Netherlands),
Gtd. Notes
3.250%	05/11/25	10,000	9,799,786
4.000%	05/10/46	3,000	2,598,429
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.750%	03/04/51(a)	9,853	7,314,436
5.950%	12/01/34	1,000	1,038,243
6.500%	06/15/38	3,900	4,157,006
6.800%	05/15/38	9,300	10,103,402
TotalEnergies Capital International SA (France),
Gtd. Notes
3.455%	02/19/29	20,000	19,285,214
Valero Energy Corp.,
Sr. Unsec’d. Notes
3.650%	12/01/51(a)	11,555	8,440,491
4.350%	06/01/28	25,440	25,083,693

			587,886,584

Oil & Gas Services — 0.3%
Cameron International Corp.,
Gtd. Notes
7.000%	07/15/38	4,000	4,481,567
Halliburton Co.,
Sr. Unsec’d. Notes
4.750%	08/01/43	9,350	8,779,300
5.000%	11/15/45(a)	1,835	1,779,045
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.900%	05/17/28	18,479	17,944,634

			32,984,546

Packaging & Containers — 0.0%
Amcor Flexibles North America, Inc.,
Gtd. Notes
2.630%	06/19/30	2,715	2,353,157
WRKCo, Inc.,
Gtd. Notes
4.900%	03/15/29(a)	3,190	3,207,284

			5,560,441

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals — 6.1%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.050%	11/21/39	91,680	$82,913,198
4.250%	11/21/49	797	711,307
4.300%	05/14/36	2,500	2,397,074
4.400%	11/06/42	950	882,236
4.500%	05/14/35	4,945	4,836,417
4.550%	03/15/35	42,638	41,853,118
4.625%	10/01/42	3,115	2,954,625
4.700%	05/14/45	14,574	13,910,374
4.875%	11/14/48	12,407	12,132,784
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.350%	11/13/40	11,500	8,027,565
3.400%	07/26/29	5,204	4,934,578
3.700%	03/15/52(a)	3,330	2,616,713
3.900%	03/15/62	15,215	11,862,854
4.250%	10/26/49	14,610	12,677,389
4.350%	11/15/47(a)	22,307	19,645,142
4.550%	02/20/48	33,179	30,200,110
4.625%	05/15/44(a)	6,837	6,388,900
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
3.500%	11/15/24	1,500	1,473,444
4.600%	03/15/43	5,964	5,308,477
4.900%	09/15/45	16,736	15,344,276
Cigna Group (The),
Gtd. Notes
3.400%	03/01/27	17,240	16,616,205
4.375%	10/15/28	25,005	24,808,071
4.500%	02/25/26	16,905	16,784,392
4.800%	07/15/46	42,235	39,733,975
4.900%	12/15/48	21,103	20,090,267
5.375%	02/15/42	3,650	3,536,572
Sr. Unsec’d. Notes
2.375%	03/15/31	16,605	14,170,891
3.200%	03/15/40	9,125	7,138,317
CVS Health Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/29	57,035	53,108,778
3.875%	07/20/25	1,178	1,156,990
4.300%	03/25/28	9,442	9,281,072
4.780%	03/25/38(a)	40,326	38,120,736
5.125%	07/20/45	41,205	39,051,856
5.300%	12/05/43	20,115	19,488,132
6.250%	06/01/27(a)	1,000	1,049,385
Eli Lilly & Co.,
Sr. Unsec’d. Notes
1.700%	11/01/49	EUR12,000	9,980,591
4.950%	02/27/63	3,000	3,115,169
GlaxoSmithKline Capital, Inc. (United Kingdom),
Gtd. Notes
3.875%	05/15/28(a)	11,490	11,344,216
Johnson & Johnson,
Sr. Unsec’d. Notes
2.100%	09/01/40	8,585	6,118,030
2.450%	09/01/60(a)	1,490	957,756

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
3.400%	01/15/38	4,365	$3,867,557
3.625%	03/03/37	6,385	5,890,341
Mead Johnson Nutrition Co. (United Kingdom),
Gtd. Notes
4.125%	11/15/25	3,175	3,132,038
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.750%	12/10/51(a)	4,188	2,884,997
Mylan, Inc.,
Gtd. Notes
5.200%	04/15/48	29,921	24,801,056
5.400%	11/29/43	4,169	3,620,424
Novartis Capital Corp. (Switzerland),
Gtd. Notes
4.000%	11/20/45	4,625	4,169,093
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26	4,755	4,571,101
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
3.025%	07/09/40	2,375	1,822,369
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46	43,168	35,999,743
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40	4,605	3,432,766
4.000%	06/22/50	5,815	4,092,483

			715,005,950

Pipelines — 8.9%
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31	4,460	3,993,399
Buckeye Partners LP,
Sr. Unsec’d. Notes
4.125%	12/01/27	20,000	19,075,069
Colonial Pipeline Co.,
Sr. Unsec’d. Notes, 144A
4.250%	04/15/48	8,381	7,036,079
Columbia Pipelines Operating Co. LLC,
Sr. Unsec’d. Notes, 144A
6.544%	11/15/53	4,250	4,670,946
6.714%	08/15/63	13,890	15,345,573
DCP Midstream Operating LP,
Gtd. Notes
3.250%	02/15/32	6,655	5,776,830
5.125%	05/15/29	6,975	6,974,075
5.375%	07/15/25	27,350	27,379,200
5.600%	04/01/44	7,379	7,207,172
8.125%	08/16/30	6,000	6,947,525
Gtd. Notes, 144A
6.450%	11/03/36	10,766	11,435,058
6.750%	09/15/37(a)	890	974,504
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes
4.600%	12/15/44	915	780,753

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Enbridge, Inc. (Canada),
Gtd. Notes
6.700%	11/15/53(a)	22,050	$25,798,500
Energy Transfer LP,
Gtd. Notes
5.350%	05/15/45	2,875	2,670,634
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	26,000	24,137,095
Sr. Unsec’d. Notes
4.200%	04/15/27	5,000	4,859,915
4.900%	03/15/35	5,735	5,461,590
5.000%	05/15/50	24,385	21,798,250
5.150%	02/01/43	4,450	3,963,328
5.300%	04/01/44	12,420	11,449,349
5.300%	04/15/47(a)	2,500	2,302,104
5.400%	10/01/47	29,625	27,646,254
6.000%	06/15/48	8,083	8,167,927
6.125%	12/15/45	30,335	30,686,950
6.250%	04/15/49	45,565	47,261,661
7.500%	07/01/38	11,000	12,742,256
Sr. Unsec’d. Notes, Series 20Y
5.800%	06/15/38	19,814	19,905,787
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
5.450%	06/01/47	4,233	3,729,413
Enterprise Products Operating LLC,
Gtd. Notes
3.950%	01/31/60	10,390	8,454,170
4.150%	10/16/28	6,750	6,675,061
4.200%	01/31/50	25,110	21,853,164
4.250%	02/15/48	18,060	15,888,585
4.450%	02/15/43	7,935	7,257,603
4.800%	02/01/49	5,698	5,405,559
4.850%	08/15/42	1,990	1,909,767
4.850%	03/15/44	5,775	5,556,624
4.900%	05/15/46	34,397	32,872,760
4.950%	10/15/54	3,110	3,007,313
5.100%	02/15/45	6,532	6,434,124
5.375%(ff)	02/15/78(a)	7,380	6,617,081
5.700%	02/15/42	5,100	5,374,205
6.125%	10/15/39	3,937	4,306,299
Gtd. Notes, Series D
6.875%	03/01/33	55	63,279
Gtd. Notes, Series D, 3 Month SOFR + 3.248%
8.638%(c)	08/16/77	4,312	4,292,188
EQM Midstream Partners LP,
Sr. Unsec’d. Notes
4.000%	08/01/24	2,620	2,595,557
Gulfstream Natural Gas System LLC,
Sr. Unsec’d. Notes, 144A
5.950%	10/15/45	19,904	17,979,989
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.700%	11/01/42	11,190	9,611,942
5.000%	08/15/42	2,010	1,811,014
5.000%	03/01/43	1,176	1,052,931
5.400%	09/01/44	878	823,797

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
6.500%	02/01/37	900	$948,129
6.500%	09/01/39	5,545	5,839,012
6.550%	09/15/40	4,370	4,615,205
Gtd. Notes, MTN
6.950%	01/15/38	575	632,021
Kinder Morgan, Inc.,
Gtd. Notes
3.600%	02/15/51	25,499	18,288,342
5.050%	02/15/46	1,759	1,574,266
Magellan Midstream Partners LP,
Gtd. Notes
4.200%	03/15/45	4,130	3,148,823
4.850%	02/01/49	17,700	15,685,924
Midwest Connector Capital Co. LLC,
Gtd. Notes, 144A
3.900%	04/01/24	8,625	8,574,425
MPLX LP,
Sr. Unsec’d. Notes
4.500%	04/15/38	6,469	5,759,913
4.700%	04/15/48(a)	31,677	27,366,939
4.875%	12/01/24	1,566	1,556,229
4.900%	04/15/58	9,705	8,260,227
4.950%	03/14/52	4,017	3,586,914
5.200%	03/01/47(a)	2,690	2,501,416
5.200%	12/01/47	14,490	13,243,664
5.500%	02/15/49	46,665	45,204,979
Northwest Pipeline LLC,
Sr. Unsec’d. Notes
4.000%	04/01/27	8,392	8,292,975
ONEOK Partners LP,
Gtd. Notes
6.125%	02/01/41	1,325	1,383,222
6.200%	09/15/43	18,615	19,566,789
6.850%	10/15/37	1,742	1,921,265
ONEOK, Inc.,
Gtd. Notes
3.100%	03/15/30	8,745	7,856,572
3.400%	09/01/29(a)	4,705	4,334,763
4.450%	09/01/49(a)	7,495	6,289,801
4.500%	03/15/50	18,730	15,700,756
4.550%	07/15/28	15,725	15,527,794
4.950%	07/13/47	18,108	16,225,735
5.200%	07/15/48(a)	4,999	4,691,002
6.625%	09/01/53	9,825	11,015,721
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29	4,215	3,880,518
Southern Natural Gas Co. LLC,
Sr. Unsec’d. Notes, 144A
4.800%	03/15/47	1,250	1,049,274
Spectra Energy Partners LP,
Gtd. Notes
4.500%	03/15/45	565	484,345
Targa Resources Corp.,
Gtd. Notes
6.125%	03/15/33	5,000	5,273,345
6.250%	07/01/52	9,000	9,318,247

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
6.500%	02/15/53	51,537	$55,821,438
Tennessee Gas Pipeline Co. LLC,
Gtd. Notes, 144A
2.900%	03/01/30	4,710	4,147,636
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
4.600%	03/15/48	2,100	1,896,997
5.400%	08/15/41	1,560	1,548,101
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.250%	02/01/50	3,050	2,724,296
5.300%	03/01/48	15,385	13,460,460
5.450%	04/01/44(a)	3,175	2,877,627
5.500%	08/15/48	19,930	17,728,861
6.150%	04/01/33	1,085	1,127,370
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.500%	11/15/30	3,770	3,456,184
3.500%	10/15/51	17,225	12,623,626
3.750%	06/15/27	990	954,320
4.300%	03/04/24	9,900	9,872,090
4.900%	01/15/45	9,062	8,249,597
5.100%	09/15/45	5,887	5,549,006
5.300%	08/15/52	7,130	6,920,572
5.400%	03/04/44	16,409	15,994,028
5.750%	06/24/44	13,955	14,087,933
5.800%	11/15/43	3,434	3,463,638
6.300%	04/15/40	15,935	17,041,192

			1,039,163,732

Real Estate — 0.0%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A
3.875%	03/20/27(a)	4,600	4,365,741

Real Estate Investment Trusts (REITs) — 0.9%
Brandywine Operating Partnership LP,
Gtd. Notes
4.550%	10/01/29(a)	1,265	1,113,087
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.850%	02/01/25	5,300	5,190,834
3.900%	03/15/27	11,645	11,097,216
4.125%	05/15/29	6,449	6,139,609
Simon Property Group LP,
Sr. Unsec’d. Notes
3.800%	07/15/50(a)	4,300	3,405,741
5.850%	03/08/53	12,000	12,757,818
SITE Centers Corp.,
Sr. Unsec’d. Notes
3.625%	02/01/25(a)	3,719	3,617,337
4.700%	06/01/27	2,020	1,987,336
Ventas Realty LP,
Gtd. Notes
4.000%	03/01/28	11,554	11,036,555
4.400%	01/15/29	17,246	16,773,307

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Welltower OP LLC,
Gtd. Notes
2.750%	01/15/31	6,635	$5,775,830
3.100%	01/15/30	7,500	6,770,339
4.250%	04/01/26	3,070	3,023,980
4.250%	04/15/28(a)	9,620	9,445,032
Weyerhaeuser Co.,
Sr. Unsec’d. Notes
4.000%	04/15/30	2,100	2,003,642
7.375%	03/15/32(a)	3,992	4,637,669

			104,775,332

Retail — 1.6%
Alimentation Couche-Tard, Inc. (Canada),
Gtd. Notes, 144A
3.550%	07/26/27	20,000	19,178,722
4.500%	07/26/47	15,758	13,182,639
AutoNation, Inc.,
Sr. Unsec’d. Notes
2.400%	08/01/31	4,570	3,681,499
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.750%	04/18/29	9,490	9,069,584
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24	17,675	17,529,499
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25	5,000	4,911,324
4.200%	05/15/28(a)	29,165	28,539,041
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.900%	06/15/47	20,500	17,628,737
4.200%	04/01/43	5,422	4,938,142
4.250%	04/01/46	9,395	8,504,615
4.400%	03/15/45	15,945	14,819,074
5.875%	12/16/36	8,382	9,372,080
Macy’s Retail Holdings LLC,
Gtd. Notes
5.125%	01/15/42	1,875	1,465,041
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
4.200%	04/01/50(a)	4,675	4,154,061
4.600%	05/26/45	5,325	5,026,333
4.875%	12/09/45	5,000	4,928,923
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
3.900%	06/01/29	2,340	2,259,778
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	4,500	4,497,976
Walmart, Inc.,
Sr. Unsec’d. Notes
4.500%	09/09/52(a)	9,335	9,096,301
4.500%	04/15/53	3,440	3,350,705

			186,134,074

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors — 0.9%
Broadcom, Inc.,
Gtd. Notes, 144A
3.500%	02/15/41(a)	10,000	$7,936,411
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35	50,673	41,617,100
Intel Corp.,
Sr. Unsec’d. Notes
5.050%	08/05/62	5,630	5,565,397
5.625%	02/10/43	2,590	2,774,750
5.700%	02/10/53(a)	22,515	24,364,984
5.900%	02/10/63	17,288	19,264,143

			101,522,785

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.,
Gtd. Notes
3.483%	12/01/27	2,467	2,332,760

Software — 2.5%
Microsoft Corp.,
Sr. Unsec’d. Notes
2.525%	06/01/50	43,949	30,063,590
2.675%	06/01/60	39,513	26,520,519
2.921%	03/17/52	77,381	57,004,096
3.041%	03/17/62	36,902	26,690,006
Oracle Corp.,
Sr. Unsec’d. Notes
3.600%	04/01/40	5,000	3,998,621
3.600%	04/01/50	8,279	6,131,571
3.800%	11/15/37	21,055	17,916,740
3.850%	04/01/60(a)	3,950	2,874,391
3.900%	05/15/35	7,346	6,540,484
3.950%	03/25/51	1,920	1,509,173
4.000%	07/15/46	32,902	26,390,537
4.125%	05/15/45	1,300	1,064,841
4.300%	07/08/34	12,200	11,392,127
4.375%	05/15/55(a)	30,959	25,713,763
5.550%	02/06/53	13,580	13,601,635
6.900%	11/09/52	26,335	30,866,800
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
4.200%	09/15/28	5,885	5,786,087

			294,064,981

Telecommunications — 3.6%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/41	36,400	28,929,542
3.500%	09/15/53(a)	65,637	47,756,356
3.550%	09/15/55	69,667	50,228,355
3.650%	09/15/59	132,309	95,027,538
3.800%	12/01/57	22,245	16,557,985
4.500%	05/15/35	22,285	21,137,639
4.650%	06/01/44	19,400	17,270,196
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes
8.750%	06/15/30	1,000	1,203,380

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes
2.300%	11/15/30	3,000	$2,533,631
4.600%	05/23/29	24,200	24,046,275
Telecom Italia SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.303%	05/30/24	8,786	8,739,197
T-Mobile USA, Inc.,
Gtd. Notes
3.000%	02/15/41	27,795	20,835,263
3.300%	02/15/51	24,035	17,409,412
4.375%	04/15/40	3,205	2,901,543
4.500%	04/15/50	4,300	3,806,887
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.650%	11/20/40	6,875	4,957,968
2.875%	11/20/50	3,510	2,391,490
2.987%	10/30/56	23,291	15,498,012
3.550%	03/22/51(a)	12,648	9,757,787
3.700%	03/22/61	31,341	23,988,868
4.000%	03/22/50	5,566	4,620,960

			419,598,284

Transportation — 1.6%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.150%	04/01/45	3,535	3,142,073
4.375%	09/01/42	8,705	8,034,481
4.400%	03/15/42	10,600	9,803,187
4.450%	03/15/43	11,312	10,508,705
4.550%	09/01/44	2,455	2,291,139
4.700%	09/01/45	3,040	2,919,547
5.050%	03/01/41	1,620	1,624,020
5.150%	09/01/43	3,133	3,211,229
Canadian National Railway Co. (Canada),
Sr. Unsec’d. Notes
4.400%	08/05/52(a)	6,500	6,109,201
4.500%	11/07/43	2,000	1,816,098
Canadian Pacific Railway Co. (Canada),
Gtd. Notes
4.300%	05/15/43	2,680	2,345,707
4.800%	09/15/35	1,645	1,607,604
4.950%	08/15/45	10,000	9,489,330
6.125%	09/15/2115	14,400	15,607,109
CSX Corp.,
Sr. Unsec’d. Notes
2.600%	11/01/26(a)	5,890	5,607,674
3.350%	11/01/25	10,250	9,998,727
4.500%	08/01/54	10,400	9,619,839
4.750%	05/30/42	5,000	4,780,840
5.500%	04/15/41	1,682	1,755,270
6.150%	05/01/37	1,000	1,117,388
6.220%	04/30/40	531	597,670
FedEx Corp.,
Gtd. Notes
4.100%	04/15/43	825	700,930
4.250%	05/15/30	5,095	4,989,839

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation (cont’d.)
4.500%	02/01/65	2,115	$1,722,115
4.550%	04/01/46	6,975	6,251,365
4.750%	11/15/45	2,925	2,695,713
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
3.050%	05/15/50	7,626	5,426,861
3.942%	11/01/47	3,667	3,060,562
3.950%	10/01/42	1,140	973,408
4.050%	08/15/52	1,585	1,338,825
4.100%	05/15/2121	10,745	8,142,230
4.450%	06/15/45	1,700	1,524,065
4.650%	01/15/46	700	645,668
4.800%	08/15/43	852	763,521
4.837%	10/01/41	1,080	1,043,965
5.590%	05/17/25	3,000	3,018,787
Union Pacific Corp.,
Sr. Unsec’d. Notes
2.973%	09/16/62	1,400	944,248
3.350%	08/15/46	4,300	3,222,578
3.799%	04/06/71	23,845	18,875,777
3.875%	02/01/55	4,805	3,941,212
3.950%	08/15/59	5,100	4,178,487

			185,446,994

Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
1.700%	06/15/26	4,325	3,975,928
3.400%	11/15/26(a)	4,275	4,053,734

			8,029,662

Water — 0.1%
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.750%	09/01/47	4,270	3,490,750
Aquarion Co.,
Sr. Unsec’d. Notes, 144A
4.000%	08/15/24	5,000	4,921,500

			8,412,250

TOTAL CORPORATE BONDS (cost $11,582,824,946)			10,387,416,058

MUNICIPAL BONDS — 1.8%
California — 0.2%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49	7,300	8,504,259
Los Angeles Department of Water & Power, Power System Revenue,
Revenue Bonds, BABs
6.603%	07/01/50	8,000	9,652,655
Los Angeles Department of Water & Power, Water System Revenue,
Taxable, Revenue Bonds, BABs, Series C
6.008%	07/01/39	1,050	1,130,399

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
California (cont’d.)
Regents of the University of California Medical Center Pooled Revenue,
Taxable, Revenue Bonds, Series Q
4.563%	05/15/53	4,375	$4,083,893

			23,371,206

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority,
Taxable, Revenue Bonds, Series A
4.814%	10/01/2114	5,000	4,888,792

Illinois — 0.1%
Illinois State Toll Highway Authority,
Revenue Bonds, BABs, Series B
5.851%	12/01/34	100	107,985
State of Illinois,
General Obligation Unlimited, Taxable
5.100%	06/01/33	7,605	7,520,418

			7,628,403

Michigan — 0.3%
Michigan State University,
Taxable, Revenue Bonds, Series A
4.165%	08/15/2122	5,450	4,394,666
University of Michigan,
Taxable, Revenue Bonds, Series A
4.454%	04/01/2122	19,144	16,931,297
Taxable, Revenue Bonds, Series B
2.437%	04/01/40	4,810	3,624,414
Taxable, Revenue Bonds, Series C
3.599%	04/01/47	5,000	4,381,603

			29,331,980

Missouri — 0.1%
Health & Educational Facilities Authority of the State of Missouri,
Taxable, Revenue Bonds, Series A
3.652%	08/15/57	19,000	15,109,096
Missouri Highway & Transportation Commission,
Revenue Bonds, BABs
5.445%	05/01/33	325	336,235

			15,445,331

New Jersey — 0.4%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A
7.102%	01/01/41	29,125	35,454,292
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	5,145	6,433,538

			41,887,830

New York — 0.0%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36	1,045	1,089,269

Ohio — 0.0%
Ohio State University (The),
Taxable, Revenue Bonds, Series A
4.800%	06/01/2111	1,300	1,237,749

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Pennsylvania — 0.1%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs
6.105%	12/01/39	7,575	$8,573,786
University of Pittsburgh-of the Commonwealth System of Higher Education,
Taxable, Revenue Bonds
3.555%	09/15/2119	5,575	3,858,723

			12,432,509

Puerto Rico — 0.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Series A-1
5.000%	07/01/58	13,722	13,723,446

Texas — 0.3%
Dallas Fort Worth International Airport,
Taxable, Revenue Bonds, Series A
4.087%	11/01/51	1,025	904,403
North Texas Tollway Authority,
Taxable, Revenue Bonds, BABs, Series B
6.718%	01/01/49	5,410	6,590,733
Permanent University Fund - University of Texas System,
Taxable, Revenue Bonds, Series A
3.376%	07/01/47	16,940	13,579,897
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.922%	12/31/49	21,120	17,265,091

			38,340,124

Virginia — 0.2%
University of Virginia,
Taxable, Revenue Bonds, Series B
2.584%	11/01/51	15,810	10,597,491
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	10,570	8,775,985

			19,373,476

TOTAL MUNICIPAL BONDS (cost $240,492,850)			208,750,115

U.S. TREASURY OBLIGATIONS — 0.6%
U.S. Treasury Bonds
1.875%	11/15/51(k)	4,500	2,851,875
2.250%	02/15/52	4,000	2,780,000
2.875%	05/15/52(k)	6,000	4,788,750
3.625%	05/15/53(k)	4,365	4,046,492
4.000%	11/15/42	125	121,699
4.125%	08/15/53(h)	49,390	50,061,395
4.375%	08/15/43	1,500	1,533,984
U.S. Treasury Notes
0.625%	08/15/30(k)	4,800	3,895,500

TOTAL U.S. TREASURY OBLIGATIONS (cost $67,723,945)			70,079,695

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

PREFERRED STOCKS — 0.2%
Capital Markets — 0.1%
State Street Corp., 5.350%(ff), Series G, Maturing 03/15/26(a)(oo)	335,000	$7,942,850

Financial Services — 0.1%
SCE Trust V, 5.450%(c), 3 Month SOFR + 4.052%, Series K, Maturing 03/15/26(oo)	565,000	13,752,100

TOTAL PREFERRED STOCKS (cost $22,500,000)		21,694,950

TOTAL LONG-TERM INVESTMENTS (cost $12,769,608,691)		11,498,232,688

SHORT-TERM INVESTMENTS — 2.2%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wb)	625,576	625,576
PGIM Institutional Money Market Fund
(cost $257,934,113; includes $256,281,412 of cash collateral for securities on loan)(b)(wb)	258,024,268	257,921,057

TOTAL SHORT-TERM INVESTMENTS (cost $258,559,689)		258,546,633

TOTAL INVESTMENTS—101.0% (cost $13,028,168,380)		11,756,779,321
Liabilities in excess of other assets(z) — (1.0)%		(111,579,307)

NET ASSETS — 100.0%		$11,645,200,014

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $251,556,589; cash collateral of $256,281,412 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $25,249,863. The aggregate value of $23,691,990 is 0.2% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
158	2 Year U.S. Treasury Notes	Mar. 2024	$32,534,422	$331,119
7,707	10 Year U.S. Treasury Notes	Mar. 2024	870,048,085	28,926,383
1,597	10 Year U.S. Ultra Treasury Notes	Mar. 2024	188,470,961	8,645,379

				37,902,881

Short Positions:
2,236	5 Year U.S. Treasury Notes	Mar. 2024	243,217,412	(5,807,518)
1,286	10 Year Euro-Bund	Mar. 2024	194,808,448	(5,235,454)
821	20 Year U.S. Treasury Bonds	Mar. 2024	102,573,688	(2,171,668)

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Futures contracts outstanding at December 31, 2023 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions (cont’d):
2,352	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	$314,212,500	$(27,691,251)

				(40,905,891)

				$(3,003,010)

Forward foreign currency exchange contracts outstanding at December 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 01/12/24	MSI	EUR 709	$780,465	$783,547	$3,082	$—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 01/12/24	BNYM	EUR	163,071	$178,607,757	$180,124,045	$ —	$(1,516,288)
Expiring 01/12/24	UAG	EUR	6,003	6,560,448	6,631,097	—	(70,649)

				$185,168,205	$186,755,142	—	(1,586,937)

						$3,082	$(1,586,937)

Credit default swap agreement outstanding at December 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.41.V1	12/20/28	1.000%(Q)	690,000	$(9,461,465)	$(13,614,048)	$(4,152,583)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$15,150,000	$7,265,040

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$101,001,484	$—
Commercial Mortgage-Backed Securities	—	709,290,386	—
Corporate Bonds	—	10,387,416,058	—
Municipal Bonds	—	208,750,115	—
U.S. Treasury Obligations	—	70,079,695	—
Preferred Stocks	21,694,950	—	—
Short-Term Investments
Affiliated Mutual Funds	258,546,633	—	—

Total	$280,241,583	$11,476,537,738	$—

Other Financial Instruments*
Assets
Futures Contracts	$37,902,881	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	3,082	—

Total	$37,902,881	$3,082	$—

Liabilities
Futures Contracts	$(40,905,891)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(1,586,937)	—
Centrally Cleared Credit Default Swap Agreement	—	(4,152,583)	—

Total	$(40,905,891)	$(5,739,520)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Electric	13.3%
Banks	9.9

Pipelines	8.9%
Pharmaceuticals	6.1

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Industry Classification (continued):

Commercial Mortgage-Backed Securities	6.1%
Oil & Gas	5.1
Media	4.3
Telecommunications	3.6
Healthcare-Services	3.4
Chemicals	3.4
Beverages	2.6
Software	2.5
Insurance	2.3
Affiliated Mutual Funds (2.2% represents investments purchased with collateral from securities on loan)	2.2
Mining	1.9
Aerospace & Defense	1.8
Municipal Bonds	1.8
Foods	1.7
Retail	1.6
Transportation	1.6
Auto Manufacturers	1.6
Commercial Services	1.3
Gas	1.3
Computers	1.2
Biotechnology	1.0
Real Estate Investment Trusts (REITs)	0.9
Semiconductors	0.9
Collateralized Loan Obligations	0.9
Healthcare-Products	0.8
Building Materials	0.7
U.S. Treasury Obligations	0.6
Agriculture	0.6
Entertainment	0.5
Airlines	0.5

Coal	0.5%
Office/Business Equipment	0.5
Machinery-Diversified	0.4
Lodging	0.4
Household Products/Wares	0.4
Internet	0.4
Miscellaneous Manufacturing	0.3
Oil & Gas Services	0.3
Engineering & Construction	0.2
Financial Services	0.1
Diversified Financial Services	0.1
Environmental Control	0.1
Water	0.1
Distribution/Wholesale	0.1
Trucking & Leasing	0.1
Capital Markets	0.1
Packaging & Containers	0.0	*
Electronics	0.0	*
Iron/Steel	0.0	*
Real Estate	0.0	*
Forest Products & Paper	0.0	*
Machinery-Construction & Mining	0.0	*
Shipbuilding	0.0	*
Home Builders	0.0	*

	101.0
Liabilities in excess of other assets	(1.0)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker-variation margin swaps	$4,152,583	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	3,082		Unrealized depreciation on OTC forward foreign currency exchange contracts	1,586,937
Interest rate contracts	Due from/to broker-variation margin futures	37,902,881	*	Due from/to broker-variation margin futures	40,905,891	*

		$37,905,963			$46,645,411

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$(21,681,728)
Foreign exchange contracts	—	(9,333,073)	—
Interest rate contracts	24,702,611	—	—

Total	$24,702,611	$(9,333,073)	$(21,681,728)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$3,836,266
Foreign exchange contracts	—	7,344,014	—
Interest rate contracts	(20,014,131)	—	—

Total	$(20,014,131)	$7,344,014	$3,836,266

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$1,271,460,564
Futures Contracts - Short Positions (1)	869,156,699
Forward Foreign Currency Exchange Contracts - Purchased (2)	127,277,865
Forward Foreign Currency Exchange Contracts - Sold (2)	336,245,164
Credit Default Swap Agreements - Buy Protection (1)	716,384,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$251,556,589	$(251,556,589)	$—

Offsetting of OTC derivative assets and liabilities:
Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNYM	$—	$(1,516,288)	$(1,516,288)	$1,516,288	$—
MSI	3,082	—	3,082	—	3,082
UAG	—	(70,649)	(70,649)	—	(70,649)

	$3,082	$(1,586,937)	$(1,583,855)	$1,516,288	$(67,567)

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2023	STATEMENT OF OPERATIONS Year Ended December 31, 2023

ASSETS
Investments at value, including securities on loan of $251,556,589:
Unaffiliated investments (cost $12,769,608,691)	$11,498,232,688
Affiliated investments (cost $258,559,689)	258,546,633
Foreign currency, at value (cost $572)	571
Dividends and interest receivable	136,712,242
Deposit with broker for centrally cleared/exchange-traded derivatives	15,150,000
Due from broker-variation margin futures	2,209,378
Due from broker-variation margin swaps	202,671
Unrealized appreciation on OTC forward foreign currency exchange contracts	3,082
Prepaid expenses	97,437

Total Assets	11,911,154,702

LIABILITIES
Payable to broker for collateral for securities on loan	256,281,412
Payable for Portfolio shares purchased	3,086,052
Accrued expenses and other liabilities	2,662,924
Management fee payable	1,849,670
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,586,937
Distribution fee payable	479,524
Trustees’ fees payable	6,639
Payable to custodian	823
Affiliated transfer agent fee payable	707

Total Liabilities	265,954,688

NET ASSETS	$11,645,200,014

Net assets were comprised of: Partners’ Equity	$11,645,200,014

Net asset value and redemption price per share, $11,645,200,014 / 866,454,268 outstanding shares of beneficial interest	$13.44

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$555,625,546
Affiliated dividend income	1,684,437
Unaffiliated dividend income	1,218,076
Income from securities lending, net (including affiliated income of $931,967)	933,186

Total income	559,461,245

EXPENSES
Management fee	55,735,566
Distribution fee	29,070,941
Custodian and accounting fees	512,289
Trustees’ fees	200,819
Professional fees	102,438
Audit fee	58,300
Shareholders’ reports	17,263
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,851
Miscellaneous	280,233

Total expenses	85,986,700
Less: Fee waiver and/or expense reimbursement	(1,781,538)

Net expenses	84,205,162

NET INVESTMENT INCOME (LOSS)	475,256,083

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $109,528)	(276,468,516)
Futures transactions	24,702,611
Forward currency contract transactions	(9,333,073)
Swap agreements transactions	(21,681,728)
Foreign currency transactions	(5,515,512)

(288,296,218)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(75,052))	903,446,550
Futures	(20,014,131)
Forward currency contracts	7,344,014
Swap agreements	3,836,266
Foreign currencies	(3,259,042)

891,353,657

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	603,057,439

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,078,313,522

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$475,256,083	$477,699,735
Net realized gain (loss) on investment and foreign currency transactions	(288,296,218)	(174,147,744)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	891,353,657	(3,790,668,646)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,078,313,522	(3,487,116,655)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares purchased [113,269,346 and 109,781,143 shares, respectively]	(1,424,840,362)	(1,434,908,420)

TOTAL INCREASE (DECREASE)	(346,526,840)	(4,922,025,075)
NET ASSETS:
Beginning of year	11,991,726,854	16,913,751,929

End of year	$11,645,200,014	$11,991,726,854

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.24	$15.52	$15.58	$13.83	$11.65

Income (Loss) From Investment Operations:
Net investment income (loss)	0.51	0.46	0.43	0.43	0.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.69	(3.74)	(0.49)	1.32	1.74

Total from investment operations	1.20	(3.28)	(0.06)	1.75	2.18

Net Asset Value, end of year	$13.44	$12.24	$15.52	$15.58	$13.83

Total Return(b)	9.80%	(21.13)%	(0.39)%	12.65%	18.71%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$11,645	$11,992	$16,914	$18,536	$16,305
Average net assets (in millions)	$11,628	$13,573	$17,448	$17,453	$14,016
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.72%	0.73%	0.72%	0.72%	0.73%
Expenses before waivers and/or expense reimbursement	0.74%	0.73%	0.72%	0.72%	0.73%
Net investment income (loss)	4.09%	3.52%	2.83%	2.98%	3.35%
Portfolio turnover rate(d)	11%	12%	12%	15%	43%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST QUANTITATIVE MODELING PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

LONG-TERM INVESTMENTS — 94.3%
AFFILIATED MUTUAL FUNDS — 27.0%
Domestic Equity — 17.6%
AST ClearBridge Dividend Growth Portfolio*	686,053	$21,137,293
AST Large-Cap Growth Portfolio*	801,569	58,105,761
AST Large-Cap Value Portfolio*	1,020,077	48,800,490
AST Small-Cap Growth Portfolio*	207,901	14,509,416
AST Small-Cap Value Portfolio*	395,295	14,977,716
AST T. Rowe Price Natural Resources Portfolio*	138,072	4,046,900

		161,577,576

Fixed Income — 0.7%
AST High Yield Portfolio*	568,328	6,905,182

International Equity — 3.2%
AST Emerging Markets Equity Portfolio*	257,261	2,323,063
AST International Growth Portfolio*	1,078,872	27,478,863

		29,801,926

International Fixed Income — 5.5%
AST Global Bond Portfolio*	4,467,729	50,619,372

TOTAL AFFILIATED MUTUAL FUNDS (cost $220,072,418)(wa)		248,904,056

COMMON STOCKS — 50.4%
Aerospace & Defense — 0.9%
Axon Enterprise, Inc.*	190	49,083
BAE Systems PLC (United Kingdom)	15,158	214,549
Boeing Co. (The)*	7,440	1,939,310
Curtiss-Wright Corp.	2,500	556,975
Dassault Aviation SA (France)	456	90,347
General Dynamics Corp.	600	155,802
Howmet Aerospace, Inc.	17,630	954,136
Huntington Ingalls Industries, Inc.	720	186,941
Kongsberg Gruppen ASA (Norway)	403	18,450
L3Harris Technologies, Inc.	500	105,310
Lockheed Martin Corp.	585	265,145
Melrose Industries PLC (United Kingdom)	16,251	117,469
Northrop Grumman Corp.	1,570	734,980
Rolls-Royce Holdings PLC (United Kingdom)*	171,075	652,543
RTX Corp.	3,870	325,622
Saab AB (Sweden) (Class B Stock)	312	18,802
Safran SA (France)	1,576	277,865
Singapore Technologies Engineering Ltd. (Singapore)	7,200	21,202
Textron, Inc.	11,160	897,487
TransDigm Group, Inc.	140	141,624
Woodward, Inc.	4,000	544,520

		8,268,162

Air Freight & Logistics — 0.2%
C.H. Robinson Worldwide, Inc.	3,510	303,229
Expeditors International of Washington, Inc.	390	49,608
FedEx Corp.	5,610	1,419,161
Nippon Express Holdings, Inc. (Japan)	300	17,022

	Shares	Value

COMMON STOCKS (continued)
Air Freight & Logistics (cont’d.)
United Parcel Service, Inc. (Class B Stock)	1,960	$308,171

		2,097,191

Automobile Components — 0.0%
Aptiv PLC*	790	70,879
BorgWarner, Inc.	620	22,227
Denso Corp. (Japan)	7,900	118,598
Sumitomo Electric Industries Ltd. (Japan)	3,200	40,603

		252,307

Automobiles — 1.2%
Bayerische Motoren Werke AG (Germany)	6,363	708,022
Ford Motor Co.	81,370	991,900
General Motors Co.(a)	36,490	1,310,721
Mazda Motor Corp. (Japan)	49,100	524,834
Renault SA (France)	418	17,096
Stellantis NV	31,758	744,111
Subaru Corp. (Japan)	26,500	483,344
Tesla, Inc.*	22,460	5,580,861
Toyota Motor Corp. (Japan)	24,500	448,931
Volkswagen AG (Germany)	143	18,712

		10,828,532

Banks — 2.2%
ABN AMRO Bank NV (Netherlands), 144A, CVA	15,559	233,984
Banco Bilbao Vizcaya Argentaria SA (Spain)	30,363	276,736
Banco Santander SA (Spain)	4,296	17,969
Bank of America Corp.	88,650	2,984,845
BOC Hong Kong Holdings Ltd. (China)	15,500	42,106
CaixaBank SA (Spain)	30,359	125,029
Citigroup, Inc.	25,710	1,322,522
Citizens Financial Group, Inc.	4,950	164,043
Comerica, Inc.	350	19,534
Commerzbank AG (Germany)	4,821	57,301
Commonwealth Bank of Australia (Australia)	1,475	112,420
Credit Agricole SA (France)	5,995	85,229
Danske Bank A/S (Denmark)	3,190	85,273
DBS Group Holdings Ltd. (Singapore)	10,200	257,946
DNB Bank ASA (Norway)	19,411	412,702
Erste Group Bank AG (Austria)	2,616	105,961
Fifth Third Bancorp	1,800	62,082
First Citizens BancShares, Inc. (Class A Stock)	60	85,138
HSBC Holdings PLC (United Kingdom)	135,865	1,099,143
Huntington Bancshares, Inc.	26,310	334,663
ING Groep NV (Netherlands)	31,328	469,749
Intesa Sanpaolo SpA (Italy)	186,718	546,411
JPMorgan Chase & Co.	22,200	3,776,220
KeyCorp.	2,470	35,568
M&T Bank Corp.	440	60,315
Mitsubishi UFJ Financial Group, Inc. (Japan)	98,800	847,915

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
National Australia Bank Ltd. (Australia)	13,366	$279,361
NatWest Group PLC (United Kingdom)	29,773	82,930
NU Holdings Ltd. (Brazil) (Class A Stock)*	29,300	244,069
Oversea-Chinese Banking Corp. Ltd. (Singapore)	65,400	643,498
PNC Financial Services Group, Inc. (The)	1,050	162,593
Regions Financial Corp.	2,470	47,869
Skandinaviska Enskilda Banken AB
(Sweden) (Class A Stock)	7,940	109,578
Svenska Handelsbanken AB (Sweden) (Class A Stock)	7,400	80,419
Swedbank AB (Sweden) (Class A Stock)	4,037	81,619
Truist Financial Corp.	23,170	855,436
U.S. Bancorp	4,230	183,074
UniCredit SpA (Italy)	20,533	559,107
United Overseas Bank Ltd. (Singapore).	5,200	112,233
Wells Fargo & Co.	53,310	2,623,918
Western Alliance Bancorp	4,500	296,055
Zions Bancorp NA	340	14,916

		19,997,479

Beverages — 0.6%
Brown-Forman Corp. (Class B Stock)	480	27,408
Coca-Cola Co. (The)	52,100	3,070,253
Coca-Cola HBC AG (Italy)*	1,071	31,448
Constellation Brands, Inc. (Class A Stock)	430	103,952
Keurig Dr. Pepper, Inc.	2,730	90,964
Molson Coors Beverage Co. (Class B Stock)	3,190	195,260
Monster Beverage Corp.*	2,020	116,372
PepsiCo, Inc.	13,050	2,216,412

		5,852,069

Biotechnology — 0.8%
AbbVie, Inc.	21,950	3,401,591
Amgen, Inc.	2,350	676,847
Biogen, Inc.*	380	98,333
Exelixis, Inc.*	27,600	662,124
Gilead Sciences, Inc.	10,540	853,845
Incyte Corp.*	490	30,767
Moderna, Inc.*	910	90,500
Neurocrine Biosciences, Inc.*	6,700	882,792
Regeneron Pharmaceuticals, Inc.*	280	245,921
United Therapeutics Corp.*	2,500	549,725
Vertex Pharmaceuticals, Inc.*	690	280,754

		7,773,199

Broadline Retail — 1.5%
Amazon.com, Inc.*	88,690	13,475,559
eBay, Inc.	1,400	61,068
Etsy, Inc.*	330	26,746
Next PLC (United Kingdom)	612	63,265

	Shares	Value

COMMON STOCKS (continued)
Broadline Retail (cont’d.)
Pan Pacific International Holdings Corp. (Japan)	1,700	$40,468

		13,667,106

Building Products — 0.3%
A.O. Smith Corp.	330	27,205
AGC, Inc. (Japan)	900	33,358
Allegion PLC	230	29,139
Armstrong World Industries, Inc.	6,300	619,416
Assa Abloy AB (Sweden) (Class B Stock)	4,968	143,174
AZEK Co., Inc. (The)*	13,200	504,900
Builders FirstSource, Inc.*	280	46,743
Carrier Global Corp.	2,270	130,411
Cie de Saint-Gobain SA (France)	2,142	157,967
Johnson Controls International PLC	1,850	106,634
Lixil Corp. (Japan)	1,500	18,697
Masco Corp.	590	39,518
Owens Corning	5,800	859,734
Trane Technologies PLC	600	146,340

		2,863,236

Capital Markets — 1.5%
3i Group PLC (United Kingdom)	15,633	481,176
Ameriprise Financial, Inc.	265	100,655
Bank of New York Mellon Corp. (The)	22,920	1,192,986
BlackRock, Inc.	370	300,366
Blackstone, Inc.	1,930	252,676
Cboe Global Markets, Inc.	280	49,997
Charles Schwab Corp. (The)	4,000	275,200
CME Group, Inc.	950	200,070
Daiwa Securities Group, Inc. (Japan)	6,000	40,273
Deutsche Bank AG (Germany)	33,896	462,718
Deutsche Boerse AG (Germany)	742	152,804
FactSet Research Systems, Inc.	95	45,320
Franklin Resources, Inc.	750	22,343
Goldman Sachs Group, Inc. (The)	1,570	605,659
Hargreaves Lansdown PLC (United Kingdom)	1,738	16,243
Intercontinental Exchange, Inc.	2,850	366,025
Invesco Ltd.	30,880	550,899
Julius Baer Group Ltd. (Switzerland)	270	15,146
KKR & Co., Inc.	13,200	1,093,620
MarketAxess Holdings, Inc.	105	30,749
Moody’s Corp.	420	164,035
Morgan Stanley	19,100	1,781,075
MSCI, Inc.	2,105	1,190,693
Nasdaq, Inc.	900	52,326
Northern Trust Corp.	550	46,409
Partners Group Holding AG (Switzerland)	36	52,054
Raymond James Financial, Inc.	500	55,750
S&P Global, Inc.(a)	4,670	2,057,228
Singapore Exchange Ltd. (Singapore)	35,200	261,867
State Street Corp.	9,940	769,952
T. Rowe Price Group, Inc.	630	67,845
Tradeweb Markets, Inc. (Class A Stock)	5,200	472,576
UBS Group AG (Switzerland)	15,410	478,659

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Capital Markets (cont’d.)
Virtu Financial, Inc. (Class A Stock)	24,150	$489,279

		14,194,673

Chemicals — 0.8%
Air Products & Chemicals, Inc.	585	160,173
Albemarle Corp.	310	44,789
Arkema SA (France)	277	31,555
Celanese Corp.	270	41,950
CF Industries Holdings, Inc.	550	43,725
Corteva, Inc.	1,930	92,486
Dow, Inc.	1,910	104,744
DuPont de Nemours, Inc.	1,180	90,777
Eastman Chemical Co.	310	27,844
Ecolab, Inc.	4,270	846,954
FMC Corp.	330	20,807
ICL Group Ltd. (Israel)	7,150	35,948
International Flavors & Fragrances, Inc.	670	54,250
Linde PLC	4,100	1,683,911
LyondellBasell Industries NV (Class A Stock)	10,120	962,210
Mitsubishi Chemical Group Corp. (Japan)	5,800	35,456
Mosaic Co. (The)	880	31,442
Nippon Paint Holdings Co. Ltd. (Japan)	4,400	35,492
Nippon Sanso Holdings Corp. (Japan)	6,100	162,886
Nitto Denko Corp. (Japan)	600	44,775
Orica Ltd. (Australia)	1,410	15,327
PPG Industries, Inc.	6,860	1,025,913
Sherwin-Williams Co. (The)	3,230	1,007,437
Shin-Etsu Chemical Co. Ltd. (Japan)	8,300	347,132
Solvay SA (Belgium)	3,405	104,360
Syensqo SA (Belgium)*	339	35,276
Yara International ASA (Brazil)	756	26,858

		7,114,477

Commercial Services & Supplies — 0.3%
Brambles Ltd. (Australia)	47,304	438,455
Cintas Corp.	225	135,599
Copart, Inc.*	19,060	933,940
Republic Services, Inc.	3,440	567,290
Rollins, Inc.	740	32,316
TOPPAN Holdings, Inc. (Japan)	1,100	30,635
Veralto Corp.	620	51,001
Waste Management, Inc.	970	173,727

		2,362,963

Communications Equipment — 0.4%
Arista Networks, Inc.*	5,360	1,262,334
Cisco Systems, Inc.	44,330	2,239,551
F5, Inc.*	160	28,637
Juniper Networks, Inc.	850	25,058
Motorola Solutions, Inc.	445	139,325

		3,694,905

Construction & Engineering — 0.2%
Eiffage SA (France)	4,111	441,318
EMCOR Group, Inc.	1,300	280,059
Kajima Corp. (Japan)	1,900	31,681

	Shares	Value

COMMON STOCKS (continued)
Construction & Engineering (cont’d.)
Obayashi Corp. (Japan)	34,000	$293,706
Quanta Services, Inc.	380	82,004
Taisei Corp. (Japan)	700	23,904
Vinci SA (France)	6,221	782,883

		1,935,555

Construction Materials — 0.2%
CRH PLC	3,237	222,768
Heidelberg Materials AG (Germany)	1,960	175,201
Holcim AG*	6,830	536,438
James Hardie Industries PLC, CDI*	1,785	68,822
Martin Marietta Materials, Inc.	360	179,608
Vulcan Materials Co.	4,350	987,493

		2,170,330

Consumer Finance — 0.3%
American Express Co.	8,540	1,599,884
Capital One Financial Corp.	1,010	132,431
Discover Financial Services	700	78,680
Synchrony Financial	13,000	496,470

		2,307,465

Consumer Staples Distribution & Retail — 0.9%
Carrefour SA (France)	3,214	58,863
Coles Group Ltd. (Australia)	6,671	73,281
Costco Wholesale Corp.	3,785	2,498,403
Dollar General Corp.	620	84,289
Dollar Tree, Inc.*	590	83,810
J Sainsbury PLC (United Kingdom)	7,629	29,413
Kesko OYJ (Finland) (Class B Stock)	1,218	24,145
Koninklijke Ahold Delhaize NV (Netherlands)	21,695	624,197
Kroger Co. (The)	10,640	486,354
Sysco Corp.	8,270	604,785
Target Corp.	10,420	1,484,016
Tesco PLC (United Kingdom)	93,691	347,100
Walgreens Boots Alliance, Inc.	1,890	49,348
Walmart, Inc.	8,480	1,336,872
Woolworths Group Ltd. (Australia)	6,265	158,943

		7,943,819

Containers & Packaging — 0.1%
Amcor PLC	3,880	37,403
Avery Dennison Corp.	210	42,454
Ball Corp.	830	47,742
Berry Global Group, Inc.	8,900	599,771
International Paper Co.	910	32,896
Packaging Corp. of America	240	39,098
Smurfit Kappa Group PLC (Ireland)	1,160	45,983
Westrock Co.	680	28,234

		873,581

Distributors — 0.1%
Genuine Parts Co.	3,770	522,145
LKQ Corp.	710	33,931
Pool Corp.	105	41,864

		597,940

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Diversified REITs — 0.0%
GPT Group (The) (Australia)	11,140	$35,157
Nomura Real Estate Master Fund, Inc. (Japan)	26	30,408
Stockland (Australia)	12,180	36,938

		102,503

Diversified Telecommunication Services — 0.5%
AT&T, Inc.	106,050	1,779,519
Deutsche Telekom AG (Germany)	16,208	389,694
HKT Trust & HKT Ltd. (Hong Kong), UTS	27,000	32,236
Koninklijke KPN NV (Netherlands)	147,926	509,624
Orange SA (France)	1,265	14,418
Proximus SADP (Belgium)	8,916	83,822
Telenor ASA (Norway)	16,227	186,233
Telstra Group Ltd. (Australia)	20,088	54,283
Verizon Communications, Inc.	34,110	1,285,947

		4,335,776

Electric Utilities — 0.7%
Alliant Energy Corp.	670	34,371
American Electric Power Co., Inc.	6,900	560,418
BKW AG (Switzerland)	96	17,075
Chubu Electric Power Co., Inc. (Japan)	13,900	179,468
CK Infrastructure Holdings Ltd. (Hong Kong)	2,500	13,835
Constellation Energy Corp.	5,850	683,807
Duke Energy Corp.	2,090	202,814
Edison International	1,010	72,205
Endesa SA (Spain)	23,321	475,774
Enel SpA (Italy)	34,285	255,074
Entergy Corp.	600	60,714
Evergy, Inc.	610	31,842
Eversource Energy	920	56,782
Exelon Corp.	5,900	211,810
FirstEnergy Corp.	1,360	49,858
Kansai Electric Power Co., Inc. (The) (Japan)	14,500	192,445
NextEra Energy, Inc.	6,990	424,573
NRG Energy, Inc.(a)	18,810	972,477
PG&E Corp.	5,680	102,410
Pinnacle West Capital Corp.	300	21,552
PPL Corp.	15,340	415,714
Southern Co. (The)	2,960	207,555
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	5,100	26,689
Xcel Energy, Inc.	16,700	1,033,897

		6,303,159

Electrical Equipment — 0.5%
ABB Ltd. (Switzerland)	20,360	903,947
AMETEK, Inc.	610	100,583
Eaton Corp. PLC	5,050	1,216,141
Emerson Electric Co.	6,250	608,312
Fuji Electric Co. Ltd. (Japan)	1,200	51,434
Generac Holdings, Inc.*	170	21,971
Hubbell, Inc.	145	47,695
Legrand SA (France)	1,344	139,959

	Shares	Value

COMMON STOCKS (continued)
Electrical Equipment (cont’d.)
Rockwell Automation, Inc.	310	$96,249
Vertiv Holdings Co. (Class A Stock)	22,400	1,075,872

		4,262,163

Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp. (Class A Stock)	1,620	160,591
Azbil Corp. (Japan)	1,100	36,280
CDW Corp.	360	81,835
Coherent Corp.*	2,000	87,060
Corning, Inc.	2,020	61,509
Hexagon AB (Sweden) (Class B Stock)	9,880	118,672
Jabil, Inc.	3,990	508,326
Keysight Technologies, Inc.*	470	74,772
Shimadzu Corp. (Japan)	1,000	27,883
TD SYNNEX Corp.	3,700	398,157
TDK Corp. (Japan)	1,700	80,621
TE Connectivity Ltd.	830	116,615
Teledyne Technologies, Inc.*	320	142,813
Trimble, Inc.*	660	35,112
Yokogawa Electric Corp. (Japan)	1,000	19,008
Zebra Technologies Corp. (Class A Stock)*	160	43,733

		1,992,987

Energy Equipment & Services — 0.2%
Baker Hughes Co.	7,940	271,389
Halliburton Co.	25,040	905,196
Schlumberger NV	8,060	419,443

		1,596,028

Entertainment — 0.7%
Electronic Arts, Inc.	6,850	937,148
Konami Group Corp. (Japan)	4,300	224,624
Live Nation Entertainment, Inc.*	380	35,568
Netflix, Inc.*	5,920	2,882,330
Nexon Co. Ltd. (Japan)	1,500	27,284
Nintendo Co. Ltd. (Japan)	4,800	249,763
Take-Two Interactive Software, Inc.*	420	67,599
Universal Music Group NV (Netherlands)	3,795	108,336
Walt Disney Co. (The)	9,030	815,319
Warner Bros Discovery, Inc.*	58,440	665,047

		6,013,018

Financial Services — 1.7%
Berkshire Hathaway, Inc. (Class B Stock)*	15,030	5,360,600
Block, Inc.*	14,500	1,121,575
Eurazeo SE (France)	210	16,698
Fidelity National Information Services, Inc.	14,610	877,623
Fiserv, Inc.*	2,220	294,905
FleetCor Technologies, Inc.*	200	56,522
Global Payments, Inc.	690	87,630
Groupe Bruxelles Lambert NV (Belgium)	456	35,911
Industrivarden AB (Sweden) (Class A Stock)	638	20,859

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Financial Services (cont’d.)
Investor AB (Sweden) (Class B Stock)	8,103	$187,906
Jack Henry & Associates, Inc.	210	34,316
M&G PLC (United Kingdom)	10,013	28,338
Mastercard, Inc. (Class A Stock)	5,970	2,546,265
PayPal Holdings, Inc.*	11,550	709,285
Visa, Inc. (Class A Stock)(a)	17,830	4,642,040
Wise PLC (United Kingdom) (Class A Stock)*	3,680	40,927

		16,061,400

Food Products — 0.6%
Archer-Daniels-Midland Co.(a)	14,660	1,058,745
Associated British Foods PLC (United Kingdom)	1,675	50,483
Bunge Global SA	400	40,380
Campbell Soup Co.	520	22,480
Conagra Brands, Inc.	1,260	36,112
General Mills, Inc.	1,590	103,573
Hershey Co. (The)	400	74,576
Hormel Foods Corp.	760	24,404
J.M. Smucker Co. (The)	2,690	339,962
Kellanova	700	39,137
Kraft Heinz Co. (The)	2,180	80,616
Lamb Weston Holdings, Inc.	390	42,155
McCormick & Co., Inc.	660	45,157
Mondelez International, Inc. (Class A Stock)	15,350	1,111,800
Mowi ASA (Norway)	31,962	572,368
Nestle SA	8,430	977,205
Orkla ASA (Norway)	4,220	32,771
Pilgrim’s Pride Corp.*	12,400	342,984
Tyson Foods, Inc. (Class A Stock)	750	40,312
WH Group Ltd. (Hong Kong), 144A	838,000	541,180
Wilmar International Ltd. (China)	11,600	31,336

		5,607,736

Gas Utilities — 0.1%
Atmos Energy Corp.	390	45,201
Naturgy Energy Group SA (Spain)	576	17,180
Osaka Gas Co. Ltd. (Japan)	1,600	33,399
Tokyo Gas Co. Ltd. (Japan)	19,800	454,186

		549,966

Ground Transportation — 0.5%
Central Japan Railway Co. (Japan)	17,600	446,693
CSX Corp.	18,810	652,143
East Japan Railway Co. (Japan)	1,400	80,588
J.B. Hunt Transport Services, Inc.	590	117,847
Keisei Electric Railway Co. Ltd. (Japan)	600	28,314
Kintetsu Group Holdings Co. Ltd. (Japan)	800	25,347
Norfolk Southern Corp.	600	141,828
Old Dominion Freight Line, Inc.	235	95,252
Saia, Inc.*	200	87,644
Uber Technologies, Inc.*	28,170	1,734,427
Union Pacific Corp.	4,560	1,120,027

		4,530,110

	Shares	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies — 1.1%
Abbott Laboratories	14,120	$1,554,188
Align Technology, Inc.*	185	50,690
Baxter International, Inc.	25,140	971,912
Becton, Dickinson & Co.	5,570	1,358,133
Boston Scientific Corp.*	26,870	1,553,355
Cochlear Ltd. (Australia)	374	76,089
Cooper Cos., Inc. (The)	135	51,089
DENTSPLY SIRONA, Inc.	4,460	158,731
Dexcom, Inc.*	1,020	126,572
Edwards Lifesciences Corp.*	1,650	125,812
GE HealthCare Technologies, Inc.	3,330	257,476
Hologic, Inc.*	690	49,301
Hoya Corp. (Japan)	200	24,908
IDEXX Laboratories, Inc.*	225	124,886
Insulet Corp.*	190	41,226
Intuitive Surgical, Inc.*	945	318,805
Medtronic PLC	22,220	1,830,484
ResMed, Inc.	390	67,088
STERIS PLC	270	59,360
Stryker Corp.	930	278,498
Teleflex, Inc.	150	37,401
Zimmer Biomet Holdings, Inc.	6,390	777,663

		9,893,667

Health Care Providers & Services — 1.3%
Cardinal Health, Inc.	11,270	1,136,016
Cencora, Inc.	440	90,367
Centene Corp.*	14,470	1,073,819
Cigna Group (The)	4,280	1,281,646
CVS Health Corp.	3,450	272,412
DaVita, Inc.*	150	15,714
Elevance Health, Inc.	2,730	1,287,359
Encompass Health Corp.	8,700	580,464
Fresenius Medical Care AG (Germany)	930	38,882
Fresenius SE & Co. KGaA (Germany)	15,573	482,694
HCA Healthcare, Inc.	530	143,460
Henry Schein, Inc.*	350	26,498
Humana, Inc.	1,920	878,995
Laboratory Corp. of America Holdings	210	47,731
McKesson Corp.	850	393,533
Molina Healthcare, Inc.*	160	57,809
Quest Diagnostics, Inc.	300	41,364
Sonic Healthcare Ltd. (Australia)	19,368	423,205
UnitedHealth Group, Inc.	7,225	3,803,746
Universal Health Services, Inc. (Class B Stock)	170	25,915

		12,101,629

Health Care REITs — 0.1%
Healthcare Realty Trust, Inc.	21,600	372,168
Healthpeak Properties, Inc.	5,540	109,692
Ventas, Inc.	1,060	52,830
Welltower, Inc.	1,500	135,255

		669,945

Health Care Technology — 0.0%
Veeva Systems, Inc. (Class A Stock)*	1,000	192,520

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Hotel & Resort REITs — 0.0%
Host Hotels & Resorts, Inc.	1,880	$36,604
Park Hotels & Resorts, Inc.	18,000	275,400

		312,004

Hotels, Restaurants & Leisure — 1.0%
Accor SA (France)	940	35,980
Airbnb, Inc. (Class A Stock)*	6,460	879,464
Aristocrat Leisure Ltd. (Australia)	3,423	95,103
Booking Holdings, Inc.*	93	329,891
Caesars Entertainment, Inc.*	570	26,722
Carnival Corp.*	2,660	49,316
Chipotle Mexican Grill, Inc.*	593	1,356,167
Darden Restaurants, Inc.	320	52,576
Domino’s Pizza, Inc.	795	327,723
Expedia Group, Inc.*	370	56,162
Hilton Worldwide Holdings, Inc.	6,990	1,272,809
InterContinental Hotels Group PLC (United Kingdom)	361	32,554
La Francaise des Jeux SAEM (France), 144A	462	16,782
Las Vegas Sands Corp.	970	47,734
Marriott International, Inc. (Class A Stock)	660	148,837
McDonald’s Corp.	4,340	1,286,853
MGM Resorts International*	740	33,063
Norwegian Cruise Line Holdings Ltd.*	1,120	22,445
Royal Caribbean Cruises Ltd.*	9,060	1,173,179
Sodexo SA (France)	153	16,844
Starbucks Corp.	17,620	1,691,696
Whitbread PLC (United Kingdom)	12,185	567,301
Wynn Resorts Ltd.	260	23,689
Yum! Brands, Inc.	740	96,688
Zensho Holdings Co. Ltd. (Japan)	400	20,930

		9,660,508

Household Durables — 0.3%
Berkeley Group Holdings PLC (United Kingdom)	600	35,821
D.R. Horton, Inc.	800	121,584
Garmin Ltd.	410	52,701
Lennar Corp. (Class A Stock)	4,170	621,497
Lennar Corp. (Class B Stock)	4,800	643,440
Mohawk Industries, Inc.*	120	12,420
NVR, Inc.*	8	56,004
PulteGroup, Inc.	580	59,868
Sekisui Chemical Co. Ltd. (Japan)	2,100	30,204
Sekisui House Ltd. (Japan)	3,100	68,715
Sony Group Corp. (Japan)	6,200	586,724
Taylor Wimpey PLC (United Kingdom)	20,920	39,160
Whirlpool Corp.	150	18,266

		2,346,404

Household Products — 0.6%
Church & Dwight Co., Inc.	690	65,246
Clorox Co. (The)	330	47,055
Colgate-Palmolive Co.	18,060	1,439,562
Essity AB (Sweden) (Class B Stock)	20,431	506,325
Henkel AG & Co. KGaA (Germany)	606	43,480

	Shares	Value

COMMON STOCKS (continued)
Household Products (cont’d.)
Kimberly-Clark Corp.	930	$113,004
Procter & Gamble Co. (The)	23,370	3,424,640
Reckitt Benckiser Group PLC (United Kingdom)	3,279	226,262

		5,865,574

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp. (The)	9,270	178,448
Vistra Corp.	15,500	597,060

		775,508

Industrial Conglomerates — 0.6%
3M Co.	11,100	1,213,452
DCC PLC (United Kingdom)	1,302	95,802
General Electric Co.	14,950	1,908,068
Hitachi Ltd. (Japan)	4,600	330,877
Honeywell International, Inc.	2,560	536,858
Siemens AG (Germany)	6,451	1,210,268
Smiths Group PLC (United Kingdom)	1,727	38,763

		5,334,088

Industrial REITs — 0.3%
Goodman Group (Australia)	35,948	618,912
Prologis, Inc.	14,470	1,928,851

		2,547,763

Insurance — 1.4%
Aflac, Inc.	1,480	122,100
Ageas SA/NV (Belgium)	792	34,429
Allianz SE (Germany)	1,930	515,776
Allstate Corp. (The)	7,860	1,100,243
American International Group, Inc.	3,260	220,865
Aon PLC (Class A Stock)	2,950	858,509
Arch Capital Group Ltd.*	1,030	76,498
Arthur J. Gallagher & Co.	580	130,430
Assicurazioni Generali SpA (Italy)	4,640	98,032
Assurant, Inc.	4,860	818,861
AXA SA (France)	22,178	724,255
Axis Capital Holdings Ltd.	7,800	431,886
Brown & Brown, Inc.	6,770	481,415
Chubb Ltd.	1,100	248,600
Cincinnati Financial Corp.	490	50,695
CNA Financial Corp.	2,100	88,851
Everest Group Ltd.	130	45,965
Globe Life, Inc.	260	31,647
Hanover Insurance Group, Inc. (The)	1,000	121,420
Hartford Financial Services Group, Inc. (The)	860	69,127
Japan Post Insurance Co. Ltd. (Japan)	900	15,976
Loews Corp.	12,650	880,313
Marsh & McLennan Cos., Inc.	1,360	257,679
Medibank Private Ltd. (Australia)	215,303	522,706
MetLife, Inc.	19,540	1,292,180
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	1,931	801,005
NN Group NV (Netherlands)	13,626	538,511
Principal Financial Group, Inc.	640	50,349

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Insurance (cont’d.)
Progressive Corp. (The)	3,220	$512,882
QBE Insurance Group Ltd. (Australia)	7,497	75,964
Sampo OYJ (Finland) (Class A Stock)	2,108	92,356
Sompo Holdings, Inc. (Japan)	10,500	513,748
Suncorp Group Ltd. (Australia)	41,101	389,200
Swiss Re AG	363	40,849
T&D Holdings, Inc. (Japan)	2,600	41,276
Talanx AG (Germany)	560	40,021
Tokio Marine Holdings, Inc. (Japan)	3,900	97,114
Travelers Cos., Inc. (The)	630	120,009
W.R. Berkley Corp.(a)	7,030	497,162
Willis Towers Watson PLC	300	72,360

		13,121,264

Interactive Media & Services — 2.4%
Alphabet, Inc. (Class A Stock)*	52,470	7,329,534
Alphabet, Inc. (Class C Stock)*	45,560	6,420,771
Auto Trader Group PLC (United Kingdom), 144A	4,050	37,206
LY Corp. (Japan)	12,000	42,435
Match Group, Inc.*	730	26,645
Meta Platforms, Inc. (Class A Stock)*	22,905	8,107,454
Scout24 SE (Germany), 144A	3,111	219,983

		22,184,028

IT Services — 0.8%
Accenture PLC (Class A Stock)	3,835	1,345,740
Akamai Technologies, Inc.*	6,200	733,770
Bechtle AG (Germany)	360	18,032
Cognizant Technology Solutions Corp. (Class A Stock)	15,470	1,168,449
EPAM Systems, Inc.*	155	46,088
Gartner, Inc.*	1,200	541,332
International Business Machines Corp.	9,170	1,499,753
NEC Corp. (Japan)	1,200	70,903
Obic Co. Ltd. (Japan)	300	51,617
Otsuka Corp. (Japan)	8,000	329,240
SCSK Corp. (Japan)	700	13,859
TIS, Inc. (Japan)	6,400	140,667
Twilio, Inc. (Class A Stock)*	11,000	834,570
VeriSign, Inc.*	240	49,430
Wix.com Ltd. (Israel)*	5,000	615,100

		7,458,550

Leisure Products — 0.0%
Bandai Namco Holdings, Inc. (Japan)	3,000	59,995
Hasbro, Inc.	350	17,871

		77,866

Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	780	108,444
Bio-Rad Laboratories, Inc. (Class A Stock)*	60	19,373
Bio-Techne Corp.	420	32,407
Charles River Laboratories International, Inc.*	140	33,096
Danaher Corp.	2,780	643,125
Illumina, Inc.*	420	58,481

	Shares	Value

COMMON STOCKS (continued)
Life Sciences Tools & Services (cont’d.)
IQVIA Holdings, Inc.*	480	$111,063
Medpace Holdings, Inc.*	1,400	429,142
Mettler-Toledo International, Inc.*	511	619,823
Revvity, Inc.	330	36,072
Thermo Fisher Scientific, Inc.	4,080	2,165,623
Waters Corp.*	135	44,446
West Pharmaceutical Services, Inc.	2,700	950,724

		5,251,819

Machinery — 1.0%
AGCO Corp.	2,500	303,525
Alfa Laval AB (Sweden)	1,560	62,453
Allison Transmission Holdings, Inc.	12,300	715,245
Atlas Copco AB (Sweden) (Class A Stock)	24,904	429,124
Atlas Copco AB (Sweden) (Class B Stock)	7,072	104,921
Caterpillar, Inc.(a)	2,090	617,950
Cummins, Inc.	380	91,037
Daimler Truck Holding AG (Germany)	2,256	84,745
Deere & Co.	2,115	845,725
Dover Corp.	370	56,910
Epiroc AB (Sweden) (Class B Stock)	1,900	33,322
Flowserve Corp.	7,800	321,516
Fortive Corp.	930	68,476
GEA Group AG (Germany)	11,906	494,982
Hitachi Construction Machinery Co. Ltd. (Japan)	500	13,162
Hoshizaki Corp. (Japan)	1,000	36,530
IDEX Corp.	200	43,422
Illinois Tool Works, Inc.	730	191,216
Ingersoll Rand, Inc.	1,110	85,847
ITT, Inc.	7,000	835,240
Komatsu Ltd. (Japan)	4,400	114,503
Makita Corp. (Japan)	500	13,753
MINEBEA MITSUMI, Inc. (Japan)	1,600	32,749
MISUMI Group, Inc. (Japan)	1,300	21,949
NGK Insulators Ltd. (Japan)	1,100	13,119
Nordson Corp.	170	44,907
Oshkosh Corp.	2,500	271,025
Otis Worldwide Corp.	1,130	101,101
PACCAR, Inc.	1,420	138,663
Parker-Hannifin Corp.	2,840	1,308,388
Pentair PLC	440	31,992
Rational AG (Germany)	44	33,953
Schindler Holding AG (Switzerland)	119	28,260
Schindler Holding AG (Switzerland) (Part. Cert.)	203	50,822
SKF AB (Sweden) (Class B Stock)	1,955	39,179
Snap-on, Inc.	120	34,661
Stanley Black & Decker, Inc.	410	40,221
Volvo AB (Sweden) (Class A Stock)	975	25,869
Volvo AB (Sweden) (Class B Stock)	28,598	744,120
Wartsila OYJ Abp (Finland)	2,760	40,112
Westinghouse Air Brake Technologies Corp.	4,210	534,249
Xylem, Inc.	640	73,190

		9,172,133

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Marine Transportation — 0.0%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	15	$26,644

Media — 0.4%
Charter Communications, Inc. (Class A Stock)*	260	101,057
Comcast Corp. (Class A Stock)	51,540	2,260,029
Fox Corp. (Class A Stock)	690	20,472
Fox Corp. (Class B Stock)	350	9,678
Informa PLC (United Kingdom)	57,517	572,087
Interpublic Group of Cos., Inc. (The)	1,020	33,293
News Corp. (Class A Stock)	1,000	24,550
News Corp. (Class B Stock)	310	7,973
Omnicom Group, Inc.	560	48,446
Paramount Global (Class B Stock)	1,270	18,783
Publicis Groupe SA (France)	3,073	285,518
Vivendi SE (France)	3,080	32,971

		3,414,857

Metals & Mining — 0.6%
ArcelorMittal SA (Luxembourg)	19,355	549,295
BHP Group Ltd. (Australia)	33,345	1,139,219
BlueScope Steel Ltd. (Australia)	37,865	603,662
Fortescue Ltd. (Australia)	8,249	162,648
Freeport-McMoRan, Inc.	3,890	165,597
Glencore PLC (Australia)	64,426	387,268
JFE Holdings, Inc. (Japan)	2,600	40,225
Newmont Corp.	3,130	129,551
Nippon Steel Corp. (Japan)	24,900	568,810
Nucor Corp.	3,260	567,371
Pilbara Minerals Ltd. (Australia)	6,011	16,134
Rio Tinto Ltd. (Australia)	1,755	162,509
Rio Tinto PLC (Australia)	5,283	392,956
Steel Dynamics, Inc.	410	48,421
United States Steel Corp.	11,000	535,150

		5,468,816

Multi-Utilities — 0.4%
Ameren Corp.	690	49,915
CenterPoint Energy, Inc.	1,660	47,426
Centrica PLC (United Kingdom)	278,850	499,895
CMS Energy Corp.	770	44,714
Consolidated Edison, Inc.	910	82,783
Dominion Energy, Inc.	2,270	106,690
DTE Energy Co.	550	60,643
E.ON SE (Germany)	11,337	152,313
Engie SA (France)	39,516	696,126
NiSource, Inc.	30,790	817,475
Public Service Enterprise Group, Inc.	1,360	83,164
Sempra	9,510	710,682
WEC Energy Group, Inc.	830	69,861

		3,421,687

Office REITs — 0.0%
Alexandria Real Estate Equities, Inc.	1,110	140,715
Boston Properties, Inc.	380	26,665
Gecina SA (France)	210	25,565

		192,945

	Shares	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels — 1.8%
Ampol Ltd. (Australia)	1,420	$34,996
APA Corp.	810	29,063
BP PLC (United Kingdom)	160,275	950,122
Cheniere Energy, Inc.	5,600	955,976
Chevron Corp.	11,150	1,663,134
ConocoPhillips	14,440	1,676,051
Coterra Energy, Inc.	23,600	602,272
Devon Energy Corp.	1,750	79,275
Diamondback Energy, Inc.	470	72,888
ENEOS Holdings, Inc. (Japan)	13,200	52,354
EOG Resources, Inc.	6,180	747,471
EQT Corp.	950	36,727
Equinor ASA (Norway)	4,784	151,614
Exxon Mobil Corp.(a)	40,850	4,084,183
Hess Corp.	770	111,003
Inpex Corp. (Japan)	37,300	499,139
Kinder Morgan, Inc.	5,260	92,786
Marathon Oil Corp.	21,300	514,608
Marathon Petroleum Corp.	1,030	152,811
Occidental Petroleum Corp.	1,800	107,478
ONEOK, Inc.	1,580	110,948
Phillips 66	9,310	1,239,533
Pioneer Natural Resources Co.	620	139,426
Shell PLC (Netherlands)	36,249	1,186,578
Targa Resources Corp.	630	54,728
TotalEnergies SE (France)	6,472	440,090
Valero Energy Corp.	5,230	679,900
Williams Cos., Inc. (The)	3,300	114,939

		16,580,093

Paper & Forest Products — 0.0%
UPM-Kymmene OYJ (Finland)	1,640	61,862

Passenger Airlines — 0.1%
American Airlines Group, Inc.*	1,780	24,457
ANA Holdings, Inc. (Japan)*	800	17,332
Delta Air Lines, Inc.	25,400	1,021,842
Deutsche Lufthansa AG (Germany)*	2,669	23,728
Japan Airlines Co. Ltd. (Japan)	700	13,752
Singapore Airlines Ltd. (Singapore)	7,200	35,750
Southwest Airlines Co.	1,570	45,342
United Airlines Holdings, Inc.*	870	35,896

		1,218,099

Personal Care Products — 0.2%
Estee Lauder Cos., Inc. (The) (Class A Stock)	650	95,063
Kenvue, Inc.	4,680	100,760
L’Oreal SA (France)	1,072	534,393
Unilever PLC (United Kingdom)	14,963	724,374

		1,454,590

Pharmaceuticals — 2.5%
AstraZeneca PLC (United Kingdom)	4,318	582,455
Bristol-Myers Squibb Co.	33,110	1,698,874
Catalent, Inc.*	480	21,566
Chugai Pharmaceutical Co. Ltd. (Japan)	3,500	132,224
Elanco Animal Health, Inc.*	66,000	983,400

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Eli Lilly & Co.	6,390	$3,724,859
GSK PLC	19,059	352,005
Hikma Pharmaceuticals PLC (Jordan)	1,155	26,319
Ipsen SA (France)	3,982	475,010
Johnson & Johnson	27,500	4,310,350
Merck & Co., Inc.	22,850	2,491,107
Novartis AG (Switzerland)	15,073	1,522,531
Novo Nordisk A/S (Denmark) (Class B Stock)	17,478	1,811,266
Ono Pharmaceutical Co. Ltd. (Japan)	23,700	421,611
Orion OYJ (Finland) (Class B Stock)	760	32,932
Otsuka Holdings Co. Ltd. (Japan)	5,300	198,204
Pfizer, Inc.	38,690	1,113,885
Recordati Industria Chimica e Farmaceutica SpA (Italy)	660	35,589
Roche Holding AG	3,640	1,058,125
Sandoz Group AG (Switzerland)*	2,028	65,249
Sanofi SA	10,272	1,020,757
Shionogi & Co. Ltd. (Japan)	12,300	591,974
Viatris, Inc.	3,160	34,223
Zoetis, Inc.	1,250	246,713

		22,951,228

Professional Services — 0.4%
Adecco Group AG (Switzerland)	775	38,063
Automatic Data Processing, Inc.	6,890	1,605,163
BayCurrent Consulting, Inc. (Japan)	600	21,004
Broadridge Financial Solutions, Inc.	310	63,783
Ceridian HCM Holding, Inc.*	410	27,519
Computershare Ltd. (Australia)	2,520	41,972
Dun & Bradstreet Holdings, Inc.	51,700	604,890
Equifax, Inc.	330	81,606
Jacobs Solutions, Inc.	330	42,834
Leidos Holdings, Inc.	360	38,966
Paychex, Inc.	850	101,243
Paycom Software, Inc.	120	24,806
Recruit Holdings Co. Ltd. (Japan)	17,100	714,970
Robert Half, Inc.	290	25,497
Verisk Analytics, Inc.	2,180	520,715
Wolters Kluwer NV (Netherlands)	1,246	177,268

		4,130,299

Real Estate Management & Development — 0.0%
CBRE Group, Inc. (Class A Stock)*	820	76,334
CoStar Group, Inc.*	2,120	185,267
Mitsui Fudosan Co. Ltd. (Japan)	4,000	97,799
New World Development Co. Ltd. (Hong Kong)	9,000	13,954
Nomura Real Estate Holdings, Inc. (Japan)	500	13,120
Sagax AB (Sweden) (Class B Stock)	924	25,433
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	3,500	29,644

		441,551

Residential REITs — 0.1%
AvalonBay Communities, Inc.	380	71,144
Camden Property Trust	290	28,794

	Shares	Value

COMMON STOCKS (continued)
Residential REITs (cont’d.)
Equity LifeStyle Properties, Inc.	8,000	$564,320
Equity Residential	4,110	251,367
Essex Property Trust, Inc.	170	42,150
Invitation Homes, Inc.	1,520	51,847
Mid-America Apartment Communities, Inc.	310	41,683
UDR, Inc.	800	30,632

		1,081,937

Retail REITs — 0.2%
Federal Realty Investment Trust	200	20,610
Kimco Realty Corp.(a)	7,030	149,809
Klepierre SA (France)	2,616	71,419
Realty Income Corp.	1,930	110,821
Regency Centers Corp.	440	29,480
Scentre Group (Australia)	28,009	57,038
Simon Property Group, Inc.	1,800	256,752
Spirit Realty Capital, Inc.	3,400	148,546
Unibail-Rodamco-Westfield (France)*	3,138	232,097
Vicinity Ltd. (Australia)	398,017	552,890

		1,629,462

Semiconductors & Semiconductor Equipment — 3.6%
Advanced Micro Devices, Inc.*	8,750	1,289,838
Analog Devices, Inc.	1,360	270,042
Applied Materials, Inc.	10,440	1,692,011
ASM International NV (Netherlands)	210	109,300
ASML Holding NV (Netherlands)	1,202	907,375
BE Semiconductor Industries NV (Netherlands)	234	35,328
Broadcom, Inc.	3,427	3,825,389
Disco Corp. (Japan)	2,300	568,024
Enphase Energy, Inc.*	360	47,570
First Solar, Inc.*	290	49,961
Infineon Technologies AG (Germany)	12,796	534,394
Intel Corp.	58,610	2,945,153
KLA Corp.	360	209,268
Lam Research Corp.	2,445	1,915,071
Lasertec Corp. (Japan)	100	26,253
Microchip Technology, Inc.	1,480	133,466
Micron Technology, Inc.	6,470	552,150
Monolithic Power Systems, Inc.	230	145,079
NVIDIA Corp.	23,870	11,820,901
NXP Semiconductors NV (China)	680	156,182
ON Semiconductor Corp.*	1,140	95,224
Qorvo, Inc.*	4,170	469,584
QUALCOMM, Inc.	16,940	2,450,032
Renesas Electronics Corp. (Japan)*	6,700	119,802
Skyworks Solutions, Inc.(a)	5,820	654,284
STMicroelectronics NV (Singapore)	13,840	694,200
Teradyne, Inc.	410	44,493
Texas Instruments, Inc.	4,230	721,046
Tokyo Electron Ltd. (Japan)	2,300	408,802

		32,890,222

Software — 4.7%
Adobe, Inc.*	3,770	2,249,182
ANSYS, Inc.*	235	85,277

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Software (cont’d.)
AppLovin Corp. (Class A Stock)*	3,000	$119,550
Autodesk, Inc.*	560	136,349
Cadence Design Systems, Inc.*	3,320	904,268
Check Point Software Technologies Ltd. (Israel)*	400	61,116
Crowdstrike Holdings, Inc. (Class A Stock)*	400	102,128
Dassault Systemes SE (France)	3,136	153,499
Dynatrace, Inc.*	13,100	716,439
Fair Isaac Corp.*	68	79,153
Fortinet, Inc.*	1,770	103,598
Gen Digital, Inc.	41,180	939,728
Intuit, Inc.	3,950	2,468,868
Microsoft Corp.	70,230	26,409,289
Monday.com Ltd.*	100	18,781
NCR Voyix Corp.*	8,800	148,808
Nemetschek SE (Germany)	1,637	141,330
Nice Ltd. (Israel)*	291	57,874
Oracle Corp.	7,170	755,933
Palo Alto Networks, Inc.*	810	238,853
PTC, Inc.*	320	55,987
Roper Technologies, Inc.	280	152,648
Salesforce, Inc.*	12,450	3,276,093
SAP SE (Germany)	1,398	215,182
ServiceNow, Inc.*	2,995	2,115,937
Synopsys, Inc.*	405	208,539
Teradata Corp.*	2,100	91,371
Trend Micro, Inc. (Japan)*	600	32,022
Tyler Technologies, Inc.*	115	48,084
Workday, Inc. (Class A Stock)*	3,800	1,049,028
Xero Ltd. (New Zealand)*	4,472	341,162

		43,476,076

Specialized REITs — 0.5%
American Tower Corp.	3,970	857,044
Crown Castle, Inc.	1,180	135,924
Digital Realty Trust, Inc.	800	107,664
Equinix, Inc.	1,545	1,244,327
Extra Space Storage, Inc.	560	89,785
Iron Mountain, Inc.	13,070	914,639
Public Storage(a)	3,820	1,165,100
SBA Communications Corp.	295	74,838
VICI Properties, Inc.	2,670	85,120
Weyerhaeuser Co.	8,610	299,370

		4,973,811

Specialty Retail — 1.0%
AutoZone, Inc.*	107	276,660
Bath & Body Works, Inc.	610	26,328
Best Buy Co., Inc.	550	43,054
CarMax, Inc.*	420	32,231
Fast Retailing Co. Ltd. (Japan)	2,000	494,558
Home Depot, Inc. (The)	7,135	2,472,634
Industria de Diseno Textil SA (Spain)	18,538	808,888
JD Sports Fashion PLC (United Kingdom)	262,291	553,522
Lowe’s Cos., Inc.	7,700	1,713,635
O’Reilly Automotive, Inc.*	455	432,286

	Shares	Value

COMMON STOCKS (continued)
Specialty Retail (cont’d.)
Petco Health & Wellness Co., Inc.*(a)	161,400	$510,024
Ross Stores, Inc.	900	124,551
TJX Cos., Inc. (The)	16,880	1,583,513
Tractor Supply Co.	290	62,359
Ulta Beauty, Inc.*	725	355,243

		9,489,486

Technology Hardware, Storage & Peripherals — 3.0%
Apple, Inc.	131,500	25,317,695
Brother Industries Ltd. (Japan)	14,000	222,950
Hewlett Packard Enterprise Co.	55,550	943,239
HP, Inc.	8,190	246,437
Logitech International SA (Switzerland)	5,914	562,353
NetApp, Inc.	560	49,370
Ricoh Co. Ltd. (Japan)	2,600	19,912
Seagate Technology Holdings PLC	550	46,953
Western Digital Corp.*	840	43,991

		27,452,900

Textiles, Apparel & Luxury Goods — 0.5%
adidas AG (Germany)	763	155,047
Deckers Outdoor Corp.*	1,200	802,116
Hermes International SCA (France)	396	841,704
Lululemon Athletica, Inc.*	2,705	1,383,039
LVMH Moet Hennessy Louis Vuitton SE (France)	720	585,027
NIKE, Inc. (Class B Stock)	4,390	476,622
Pandora A/S (Denmark)	390	53,920
Puma SE (Germany)	552	30,708
Ralph Lauren Corp.	120	17,304
Skechers USA, Inc. (Class A Stock)*	1,400	87,276
Tapestry, Inc.	610	22,454
VF Corp.	870	16,356

		4,471,573

Tobacco — 0.3%
Altria Group, Inc.	19,860	801,152
British American Tobacco PLC (United Kingdom)	25,282	739,731
Imperial Brands PLC (United Kingdom)	9,001	207,273
Japan Tobacco, Inc. (Japan)	22,400	578,485
Philip Morris International, Inc.	6,570	618,106

		2,944,747

Trading Companies & Distributors — 0.2%
AerCap Holdings NV (Ireland)*	7,000	520,240
Fastenal Co.	1,510	97,803
ITOCHU Corp. (Japan)	1,500	61,110
Marubeni Corp. (Japan)	6,500	102,340
Toyota Tsusho Corp. (Japan)	4,200	246,465
United Rentals, Inc.(a)	1,175	673,768
W.W. Grainger, Inc.(a)	320	265,181

		1,966,907

Transportation Infrastructure — 0.0%
Aena SME SA (Spain), 144A	378	68,611

Water Utilities — 0.1%
American Water Works Co., Inc.	3,850	508,162

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Wireless Telecommunication Services — 0.0%
T-Mobile US, Inc.	2,070	$331,883

TOTAL COMMON STOCKS (cost $400,675,551)		463,763,553

PREFERRED STOCKS — 0.0%
Automobiles — 0.0%
Bayerische Motoren Werke AG (Germany) (PRFC)	288	28,657

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	1,246	100,231

TOTAL PREFERRED STOCKS (cost $117,580)		128,888
UNAFFILIATED EXCHANGE-TRADED FUNDS — 0.2%
iShares Core S&P 500 ETF	2,950	1,409,009
iShares MSCI EAFE ETF(a)	10,160	765,556

TOTAL UNAFFILIATED EXCHANGE-TRADED FUNDS
(cost $1,995,312)		2,174,565

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 3.3%
Automobiles — 1.1%
AmeriCredit Automobile Receivables Trust,
Series 2023-01, Class C
5.800%	12/18/28	400	403,396
Avis Budget Rental Car Funding AESOP LLC,
Series 2022-04A, Class A, 144A
4.770%	02/20/29	1,710	1,678,391
Series 2023-03A, Class A, 144A
5.440%	02/22/28	1,400	1,411,535
BOF VII AL Funding Trust I,
Series 2023-CAR03, Class A2, 144A
6.291%	07/26/32	324	326,093
Series 2023-CAR03, Class B, 144A
6.632%	07/26/32	162	162,986
Chase Auto Owner Trust,
Series 2022-AA, Class B, 144A
4.460%	04/25/28	200	197,194
Ford Credit Floorplan Master Owner Trust,
Series 2023-01, Class A1, 144A
4.920%	05/15/28	500	501,046
GM Financial Revolving Receivables Trust,
Series 2023-02, Class A, 144A
5.770%	08/11/36	500	521,025
OneMain Direct Auto Receivables Trust,
Series 2022-01A, Class A1, 144A
4.650%	03/14/29	1,500	1,483,539
Santander Drive Auto Receivables Trust,
Series 2022-03, Class C
4.490%	08/15/29	2,000	1,957,361
Series 2022-05, Class B
4.430%	03/15/27	500	494,073

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Series 2022-06, Class C
4.960%	11/15/28	300	$295,697
Wheels Fleet Lease Funding LLC,
Series 2023-01A, Class A, 144A
5.800%	04/18/38	500	501,424

			9,933,760

Collateralized Loan Obligations — 2.1%
Apidos CLO Ltd. (United Kingdom),
Series 2023-44A, Class A1, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)
7.380%(c)	04/26/35	2,000	2,012,214
Battalion CLO Ltd. (Cayman Islands),
Series 2019-16A, Class AR, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)
6.797%(c)	12/19/32	2,250	2,242,959
Generate CLO Ltd. (Cayman Islands),
Series 4A, Class A1R, 144A, 3 Month SOFR + 1.352% (Cap N/A, Floor 1.090%)
6.767%(c)	04/20/32	963	961,963
KKR Static CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.220% (Cap N/A, Floor 2.220%)
7.636%(c)	10/20/31	1,651	1,652,793
Northwoods Capital Ltd. (Cayman Islands),
Series 2020-22A, Class AR, 144A, 3 Month SOFR + 1.450% (Cap N/A, Floor 1.450%)
6.827%(c)	09/01/31	2,250	2,250,000
Oaktree CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)
7.394%(c)	07/15/33	2,750	2,750,000
Rockford Tower CLO Ltd.,
Series 2022-02A, Class A1R, 144A, 3 Month SOFR + 1.850% (Cap N/A, Floor 1.850%)
7.266%(c)	10/20/35	3,000	3,002,200
TSTAT Ltd. (Bermuda),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.370% (Cap N/A, Floor 2.370%)
7.786%(c)	01/20/31	1,657	1,657,278
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)
6.764%(c)	07/17/31	2,357	2,356,512

			18,885,919

Consumer Loans — 0.1%
OneMain Financial Issuance Trust,
Series 2022-02A, Class A, 144A
4.890%	10/14/34	530	523,232
Oportun Issuance Trust,
Series 2022-02, Class A, 144A
5.940%	10/09/29	76	75,390

			598,622

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans — 0.0%
Towd Point HE Trust,
Series 2023-01, Class A1A, 144A
6.875%	02/25/63	79	$80,249
Towd Point Mortgage Trust,
Series 2023-CES02, Class A1A, 144A
7.294%(cc)	10/25/63	196	200,843

			281,092

Student Loan — 0.0%
SoFi Professional Loan Program Trust,
Series 2018-C, Class A2FX, 144A
3.590%	01/25/48	344	333,564

TOTAL ASSET-BACKED SECURITIES (cost $30,020,488)			30,032,957

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.8%
BANK,
Series 2019-BN19, Class A2
2.926%	08/15/61	1,900	1,704,675
Series 2019-BN20, Class A2
2.758%	09/15/62	4,131	3,568,848
Series 2019-BN21, Class A4
2.600%	10/17/52	2,968	2,618,462
Series 2021-BN38, Class A4
2.275%	12/15/64	1,500	1,230,545
Bank of America Merrill Lynch Commercial Mortgage Trust,
Series 2016-UB10, Class A3
2.903%	07/15/49	1,624	1,537,199
BANK5,
Series 2023-05YR04, Class A3
6.500%	12/15/56	1,500	1,586,311
Benchmark Mortgage Trust,
Series 2019-B14, Class A1
2.072%	12/15/62	542	533,662
Series 2023-B40, Class A2
6.930%	12/15/56	400	422,137
BMO Mortgage Trust,
Series 2023-C07, Class A2
6.770%	12/15/56	800	841,326
CSAIL Commercial Mortgage Trust,
Series 2019-C16, Class A2
3.067%	06/15/52	1,500	1,356,354
GS Mortgage Securities Trust,
Series 2016-GS02, Class A3
2.791%	05/10/49	1,236	1,166,425
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C22, Class A3A1
3.538%	09/15/47	1,056	1,044,166
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2016-C30, Class A4
2.600%	09/15/49	974	908,060
Series 2016-C31, Class A4
2.840%	11/15/49	1,821	1,714,769
Morgan Stanley Capital I Trust,
Series 2016-UB12, Class A3
3.337%	12/15/49	1,691	1,599,843

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
MSWF Commercial Mortgage Trust,
Series 2023-02, Class A2
6.890%	12/15/56	500	$524,553
Wells Fargo Commercial Mortgage Trust,
Series 2016-BNK01, Class A2
2.399%	08/15/49	1,491	1,390,609
Series 2019-C53, Class A3
2.787%	10/15/52	200	177,752
Series 2020-C56, Class A4
2.194%	06/15/53	2,300	1,930,407

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $26,567,934)			25,856,103

CORPORATE BONDS — 5.0%
Aerospace & Defense — 0.1%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.550%	03/01/38	833	677,404
5.930%	05/01/60	260	269,926

			947,330

Agriculture — 0.1%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
6.421%	08/02/33(a)	405	424,077

Apparel — 0.1%
Hanesbrands, Inc.,
Gtd. Notes, 144A
4.875%	05/15/26(a)	100	96,249
William Carter Co. (The),
Gtd. Notes, 144A
5.625%	03/15/27	375	371,199

			467,448

Auto Manufacturers — 0.1%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.375%	11/13/25	200	191,322
4.000%	11/13/30	200	179,266
6.798%	11/07/28	205	214,511
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes
5.800%	06/23/28	590	606,533

			1,191,632

Auto Parts & Equipment — 0.0%
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25	203	201,985

Banks — 1.4%
ABN AMRO Bank NV (Netherlands),
Sr. Non-Preferred Notes, 144A, MTN
6.575%(ff)	10/13/26	500	507,579
Bank of America Corp.,
Sr. Unsec’d. Notes
2.687%(ff)	04/22/32	1,258	1,062,223

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, GMTN
3.593%(ff)	07/21/28		1,063	$1,008,725
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.561%(ff)	05/01/32		1,875	1,565,089
2.666%(ff)	01/29/31		110	95,483
Deutsche Bank AG (Germany),
Sr. Non-Preferred Notes
6.720%(ff)	01/18/29		325	340,057
Fifth Third Bancorp,
Sr. Unsec’d. Notes
6.339%(ff)	07/27/29(a)		190	197,671
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.542%(ff)	09/10/27		1,780	1,614,534
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.963%(ff)	01/25/33		1,257	1,076,371
Morgan Stanley,
Sr. Unsec’d. Notes, MTN
2.511%(ff)	10/20/32		1,000	829,377
3.591%(ff)	07/22/28(a)		1,075	1,025,978
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
5.582%(ff)	06/12/29		325	331,511
Societe Generale SA (France),
Sr. Non-Preferred Notes, 144A, MTN
1.792%(ff)	06/09/27		1,055	959,426
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
5.867%(ff)	06/08/34		55	56,123
7.161%(ff)	10/30/29(a)		200	215,820
U.S. Bancorp,
Sr. Unsec’d. Notes
5.836%(ff)	06/12/34		95	98,051
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
4.808%(ff)	07/25/28		1,900	1,887,273

				12,871,291

Building Materials — 0.0%
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/28		200	192,611

Commercial Services — 0.1%
Brink’s Co. (The),
Gtd. Notes, 144A
4.625%	10/15/27		150	144,126
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
2.375%	09/25/26	EUR	101	106,887
Trustees of Princeton University (The),
Unsec’d. Notes
4.201%	03/01/52(a)		445	414,414

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32	325	$288,654

			954,081

Diversified Financial Services — 0.2%
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.500%	04/14/27(a)	1,225	1,175,098
OneMain Finance Corp.,
Gtd. Notes
7.125%	03/15/26	250	254,757
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes
4.500%	06/18/29	360	349,186

			1,779,041

Electric — 0.3%
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.250%	06/01/26	175	172,663
Duke Energy Indiana LLC,
First Mortgage
2.750%	04/01/50	650	421,292
NRG Energy, Inc.,
Gtd. Notes, 144A
3.625%	02/15/31	475	408,593
Pacific Gas & Electric Co.,
First Mortgage
3.950%	12/01/47	400	294,038
4.950%	07/01/50	245	210,104
PacifiCorp,
First Mortgage
4.150%	02/15/50	300	243,547
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27	300	292,119
Sr. Sec’d. Notes, 144A
3.700%	01/30/27	535	507,334

			2,549,690

Engineering & Construction — 0.0%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
4.250%	10/31/26	370	356,321

Entertainment — 0.1%
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	02/15/30	100	102,809
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.250%	01/15/27	250	253,125
Warnermedia Holdings, Inc.,
Gtd. Notes
5.050%	03/15/42(a)	935	824,370

			1,180,304

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods — 0.1%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes
5.125%	02/01/28	844	$837,492
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30	25	23,063
4.375%	01/31/32	310	282,945

			1,143,500

Hand/Machine Tools — 0.0%
Regal Rexnord Corp.,
Gtd. Notes, 144A
6.050%	02/15/26	155	156,654

Healthcare-Services — 0.2%
Fred Hutchinson Cancer Center,
Sr. Unsec’d. Notes, Series 2022
4.966%	01/01/52	310	298,557
Nationwide Children’s Hospital, Inc.,
Unsec’d. Notes
4.556%	11/01/52	600	563,002
Presbyterian Healthcare Services,
Unsec’d. Notes
4.875%	08/01/52	700	691,848
Queen’s Health Systems (The),
Sec’d. Notes
4.810%	07/01/52	360	343,524
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.750%	05/15/52	55	52,891
5.200%	04/15/63	275	281,072

			2,230,894

Home Builders — 0.1%
KB Home,
Gtd. Notes
4.000%	06/15/31	175	157,756
Meritage Homes Corp.,
Gtd. Notes
5.125%	06/06/27	275	272,359
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27	225	226,261

			656,376

Media — 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	05/01/27	50	48,379
5.500%	05/01/26	325	322,814
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.900%	06/01/52	465	313,022
4.800%	03/01/50	627	488,015

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
CSC Holdings LLC,
Gtd. Notes, 144A
6.500%	02/01/29(a)	250	$222,257

			1,394,487

Mining — 0.1%
Newmont Corp.,
Gtd. Notes
2.800%	10/01/29	905	827,033

Oil & Gas — 0.5%
Aker BP ASA (Norway),
Gtd. Notes, 144A
3.100%	07/15/31	675	576,957
Sr. Unsec’d. Notes, 144A
2.000%	07/15/26	875	807,199
Diamondback Energy, Inc.,
Gtd. Notes
6.250%	03/15/33	470	503,175
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
6.875%	04/29/30	250	246,250
8.625%	01/19/29	265	282,556
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28	125	125,351
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
6.000%	02/01/31	400	385,141
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.950%	01/28/31	200	158,700
6.500%	03/13/27	490	455,394
Var Energi ASA (Norway),
Sr. Unsec’d. Notes, 144A
5.000%	05/18/27	900	875,021

			4,415,744

Packaging & Containers — 0.1%
Ball Corp.,
Gtd. Notes
6.000%	06/15/29	200	204,125
Berry Global, Inc.,
Sr. Sec’d. Notes, 144A
5.500%	04/15/28(a)	635	642,875
Graphic Packaging International LLC,
Gtd. Notes
4.125%	08/15/24	175	172,862

			1,019,862

Pharmaceuticals — 0.0%
Viatris, Inc.,
Gtd. Notes
4.000%	06/22/50	430	302,626

Pipelines — 0.6%
DCP Midstream Operating LP,
Gtd. Notes, 144A
6.750%	09/15/37	850	930,706

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
EIG Pearl Holdings Sarl (Saudi Arabia),
Sr. Sec’d. Notes, 144A
3.545%	08/31/36	200	$173,813
Energy Transfer LP,
Sr. Unsec’d. Notes
5.150%	03/15/45	620	569,119
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A
7.500%	06/01/27	25	25,805
7.500%	06/01/30	25	26,953
Greensaif Pipelines Bidco Sarl (Saudi Arabia),
Sr. Sec’d. Notes, 144A
6.129%	02/23/38	200	208,688
MPLX LP,
Sr. Unsec’d. Notes
4.950%	03/14/52	460	410,749
ONEOK, Inc.,
Gtd. Notes
6.050%	09/01/33	840	889,074
Targa Resources Corp.,
Gtd. Notes
4.200%	02/01/33	975	897,742
Western Midstream Operating LP,
Sr. Unsec’d. Notes
4.050%	02/01/30	1,015	950,501

			5,083,150

Real Estate Investment Trusts (REITs) — 0.5%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
4.050%	07/01/30	1,045	980,747
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	04/15/26	1,500	1,493,207
Kimco Realty OP LLC,
Gtd. Notes
4.600%	02/01/33	435	419,700
Sun Communities Operating LP,
Gtd. Notes
2.300%	11/01/28	1,525	1,337,945
5.700%	01/15/33	135	137,317

			4,368,916

Semiconductors — 0.0%
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A
3.419%	04/15/33	404	354,897

Software — 0.0%
Black Knight InfoServ LLC,
Gtd. Notes, 144A
3.625%	09/01/28	200	190,476

Telecommunications — 0.1%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/41	575	456,991

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
3.650%	09/15/59	400	$287,290

			744,281

Transportation — 0.0%
GN Bondco LLC,
Sr. Sec’d. Notes, 144A
9.500%	10/15/31	50	48,756

TOTAL CORPORATE BONDS (cost $45,632,453)			46,053,463

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.3%
Chase Home Lending Mortgage Trust,
Series 2023-RPL01, Class A1, 144A
3.500%(cc)	06/25/62	258	233,072
Citigroup Mortgage Loan Trust,
Series 2022-A, Class A1, 144A
6.170%	09/25/62	181	181,552
Connecticut Avenue Securities Trust,
Series 2023-R08, Class 1M1, 144A, 30 Day Average SOFR + 1.500% (Cap N/A, Floor 0.000%)
6.837%(c)	10/25/43	96	96,109
Credit Suisse Mortgage Trust,
Series 2022-RPL04, Class A1, 144A
3.904%(cc)	04/25/62	88	82,235
Fannie Mae REMIC,
Series 2022-51, Class PS, IO, 30 Day Average SOFR x (1) + 5.950% (Cap 5.950%, Floor 0.000%)
0.613%(c)	08/25/52	1,700	156,577
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2022-DNA06, Class M1A, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 0.000%)
7.487%(c)	09/25/42	414	417,608
Freddie Mac REMIC,
Series 5222, Class SA, IO, 30 Day Average SOFR x (1) + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	05/25/52	211	6,506
Series 5269, Class AD
2.000%	01/25/55	711	559,270
Series 5281, Class AY
2.500%	08/25/52	203	164,866
Freddie Mac Strips,
Series 406, Class PO, PO
1.210%(s)	10/25/53	144	115,673
Government National Mortgage Assoc.,
Series 2022-046, Class S, IO, 30 Day Average SOFR x (1) + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	03/20/52	369	7,175
Series 2022-066, Class SB, IO, 30 Day Average SOFR x (1) + 3.850% (Cap 3.850%, Floor 0.000%)
0.000%(c)	04/20/52	421	15,086
Series 2022-068, Class SP, IO, 30 Day Average SOFR x (1) + 3.850% (Cap 3.850%, Floor 0.000%)
0.000%(c)	04/20/52	341	11,025
Series 2022-078, Class SB, IO, 30 Day Average SOFR x (1) + 3.750% (Cap 3.750%, Floor 0.000%)
0.000%(c)	04/20/52	849	29,680

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2022-093, Class GS, IO, 30 Day Average SOFR x (1) + 3.650% (Cap 3.650%, Floor 0.000%)
0.000%(c)	05/20/52		261	$7,168
Series 2022-133, Class SA, IO, 30 Day Average SOFR x (1) + 3.950% (Cap 3.950%, Floor 0.000%)
0.000%(c)	07/20/52		653	17,556
Series 2022-148, Class DS, IO, 30 Day Average SOFR x (1) + 3.600% (Cap 3.600%, Floor 0.000%)
0.000%(c)	08/20/52		666	16,834
PMT Credit Risk Transfer Trust,
Series 2023-01R, Class A, 144A, 30 Day Average SOFR + 4.400% (Cap N/A, Floor 0.000%)
9.738%(c)	03/27/25		462	465,493
Shamrock Residential (Ireland),
Series 2023-01A, Class A, 144A, 1 Month EURIBOR + 1.000% (Cap N/A, Floor 0.000%)
4.876%(c)	06/24/71	EUR	93	101,990

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $2,600,901)				2,685,475

SOVEREIGN BONDS — 0.1%
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
6.000%	07/19/28		150	150,000
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
0.750%	07/09/27	EUR	100	101,150
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
1.500%	06/26/29	EUR	115	107,204
3.125%	05/15/27	EUR	301	317,505

TOTAL SOVEREIGN BONDS (cost $624,217)				675,859

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.7%
Federal Home Loan Mortgage Corp.
2.000%	02/01/36		419	378,390
2.000%	07/01/36		133	120,366
2.000%	05/01/42		1,054	899,239
2.000%	02/01/51		1,051	862,719
2.000%	05/01/51		1,671	1,365,862
3.000%	09/01/50		3,593	3,198,112
3.000%	02/01/52		939	838,073
3.500%	03/01/48		1,539	1,440,623
4.500%	07/01/47		1,079	1,069,786
Federal National Mortgage Assoc.
1.500%	01/01/36		451	394,388
1.500%	11/01/50		918	718,062
1.500%	02/01/51		1,327	1,037,500
2.000%	03/01/31		132	123,588
2.000%	01/01/32		271	252,204
2.000%	11/01/50		1,492	1,226,872
2.000%	03/01/51		2,076	1,704,657
2.000%	04/01/51		556	456,331
2.000%	05/01/51		2,894	2,373,712
2.000%	07/01/51		2,177	1,788,756

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	07/01/32	147	$138,211
2.500%	08/01/32	158	148,899
2.500%	09/01/32	155	145,149
2.500%	07/01/35	568	533,712
2.500%	03/01/51	500	427,718
2.500%	06/01/51	2,342	1,994,055
2.500%	12/01/51	1,353	1,156,931
2.500%	02/01/52	1,346	1,155,977
2.500%	04/01/52	1,363	1,169,787
3.000%	06/01/36	628	597,689
3.000%	02/01/50	926	827,107
3.000%	02/01/51	986	873,216
3.500%	03/01/52	445	413,415
4.000%	05/01/52(k)	3,284	3,119,130
5.000%	TBA(tt)	1,000	989,297
5.000%	06/01/52	902	893,080
5.500%	TBA(tt)	1,000	1,004,219
5.500%	01/01/38	500	507,350
6.000%	TBA(tt)	500	507,656
6.000%	01/01/53	995	1,010,875
Government National Mortgage Assoc.
2.500%	07/20/51	479	419,227
3.000%	05/20/46	175	160,608
3.000%	10/20/46	210	192,809
3.000%	11/20/47	182	167,199
3.000%	06/20/51	1,114	1,011,382
3.500%	08/20/43	903	858,011
3.500%	10/20/46	783	738,174
3.500%	04/20/48	496	466,798
4.000%	11/20/47	796	768,829
4.000%	03/20/48	473	457,062
4.500%	08/20/48	641	633,346

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $44,812,863)			43,736,158

U.S. TREASURY OBLIGATIONS — 0.5%
U.S. Treasury Bonds
2.250%	05/15/41	1,405	1,072,190
3.375%	11/15/48	365	318,691
U.S. Treasury Strips Coupon
3.799%(s)	05/15/41(h)(k)	6,640	3,122,875

TOTAL U.S. TREASURY OBLIGATIONS (cost $4,718,392)			4,513,756

TOTAL LONG-TERM INVESTMENTS (cost $777,838,109)			868,524,833

	Shares

SHORT-TERM INVESTMENTS — 7.9%
AFFILIATED MUTUAL FUNDS — 7.6%
PGIM Core Ultra Short Bond Fund(wa)	51,981,156	51,981,156
PGIM Institutional Money Market Fund (cost $18,101,107; includes $18,022,972 of cash collateral for securities on loan)(b)(wa)	18,107,251	18,100,008

TOTAL AFFILIATED MUTUAL FUNDS (cost $70,082,263)		70,081,164

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATION(k)(n) — 0.3%
U.S. Treasury Bills
5.257%	03/14/24	2,620	$2,592,849

(cost $2,592,449)
TOTAL SHORT-TERM INVESTMENTS (cost $72,674,712)			72,674,013

TOTAL INVESTMENTS—102.2% (cost $850,512,821)			941,198,846
Liabilities in excess of other assets(z) — (2.2)%			(20,616,853)

NET ASSETS — 100.0%			$920,581,993

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $17,576,702; cash collateral of $18,022,972 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $(2,000,000) is (0.2)% of net assets.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contracts:

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value

Federal National Mortgage Assoc.	2.000%	TBA(tt)	01/16/24	$(2,500)	$(2,042,969)
Federal National Mortgage Assoc.	3.000%	TBA(tt)	01/16/24	(1,500)	(1,326,738)
Federal National Mortgage Assoc.	4.000%	TBA(tt)	01/16/24	(500)	(472,871)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $3,702,422)					$(3,842,578)

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
16	3 Month CME SOFR	Mar. 2024	$3,785,700	$674
3	2 Year U.S. Treasury Notes	Mar. 2024	617,742	6,890
65	10 Year U.S. Treasury Notes	Mar. 2024	7,337,891	200,424
12	10 Year U.S. Ultra Treasury Notes	Mar. 2024	1,416,188	65,306
29	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	3,874,219	643
307	Mini MSCI EAFE Index	Mar. 2024	34,574,340	1,236,460
54	S&P 500 E-Mini Index	Mar. 2024	13,014,000	431,696

				1,942,093

Short Position:
43	20 Year U.S. Treasury Bonds	Mar. 2024	5,372,313	(404,302)

				$1,537,791

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023:

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 01/12/24	JPM	EUR 567	$620,965	$626,360	$—	$(5,395)
Expiring 01/12/24	SSB	EUR 102	111,955	113,175	—	(1,220)

			$732,920	$739,535	$—	$(6,615)

Credit default swap agreement outstanding at December 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.41.V1	12/20/28	1.000	%(Q)	2,540	$(48,953)	$(50,115)	$(1,162)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2023:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
6,955	08/31/24	5.384%(T)	1 Day SOFR(2)(T)/ 5.380%	$—	$13,316	$13,316
2,332	03/08/25	4.946%(A)	1 Day SOFR(2)(A)/ 5.380%	—	4,704	4,704
2,756	03/09/25	5.110%(A)	1 Day SOFR(2)(A)/ 5.380%	—	14,443	14,443
6,390	03/10/25	5.088%(A)	1 Day SOFR(2)(A)/ 5.380%	—	24,841	24,841
3,585	08/31/25	4.805%(A)	1 Day SOFR(1)(A)/ 5.380%	—	(23,096)	(23,096)
240	09/25/26	4.699%(A)	1 Day SOFR(1)(A)/ 5.380%	44	(4,958)	(5,002)

				$44	$29,250	$29,206

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
Total Return Benchmark Bond Index(T)	1 Day USOIS -54bps(T)/ 4.790%	JPM	03/20/24	(2,371)	$(244,634)	$—	$(244,634)
U.S. Treasury Bond(T)	1 Day USOIS +18bps(T)/ 5.510%	JPM	02/05/24	5,250	(88,007)	—	(88,007)
U.S. Treasury Bond(T)	1 Day USOIS +20bps(T)/ 5.530%	BOA	02/21/24	6,935	175,029	—	175,029
U.S. Treasury Bond(T)	1 Day USOIS +22bps(T)/ 5.550%	JPM	06/04/24	3,765	227,741	—	227,741

					$70,129	$—	$70,129

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$—	$402,770	$(332,641)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$—	$373,707
JPS	—	492,888
MSC	—	2,592,849

Total	$—	$3,459,444

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds
Domestic Equity	$161,577,576	$—	$—
Fixed Income	6,905,182	—	—
International Equity	29,801,926	—	—
International Fixed Income	50,619,372	—	—
Common Stocks	390,931,550	72,832,003	—
Preferred Stocks	—	128,888	—
Unaffiliated Exchange-Traded Funds	2,174,565	—	—
Asset-Backed Securities
Automobiles	—	9,933,760	—
Collateralized Loan Obligations	—	18,885,919	—
Consumer Loans	—	598,622	—
Home Equity Loans	—	281,092	—
Student Loan	—	333,564	—
Commercial Mortgage-Backed Securities	—	25,856,103	—
Corporate Bonds	—	46,053,463	—
Residential Mortgage-Backed Securities	—	2,685,475	—
Sovereign Bonds	—	675,859	—
U.S. Government Agency Obligations	—	43,736,158	—
U.S. Treasury Obligations	—	4,513,756	—
Short-Term Investments
Affiliated Mutual Funds	70,081,164	—	—
U.S. Treasury Obligation	—	2,592,849	—

Total	$712,091,335	$229,107,511	$—

Other Financial Instruments*
Assets
Futures Contracts	$1,942,093	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	57,304	—
OTC Total Return Swap Agreements	—	402,770	—

Total	$1,942,093	$460,074	$—

Liabilities
Forward Commitment Contracts	$—	$(3,842,578)	$—
Futures Contracts	(404,302)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(6,615)	—
Centrally Cleared Credit Default Swap Agreement	—	(1,162)	—
Centrally Cleared Interest Rate Swap Agreements	—	(28,098)	—
OTC Total Return Swap Agreements	—	(332,641)	—

Total	$(404,302)	$(4,211,094)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Affiliated Mutual Funds (2.0% represents investments purchased with collateral from securities on loan)	34.6%
U.S. Government Agency Obligations	4.7
Software	4.7
Semiconductors & Semiconductor Equipment	3.6
Banks	3.6

Technology Hardware, Storage & Peripherals	3.0%
Commercial Mortgage-Backed Securities	2.8
Pharmaceuticals	2.5
Interactive Media & Services	2.4
Automobiles	2.3
Collateralized Loan Obligations	2.1

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Industry Classification (continued):

Oil, Gas & Consumable Fuels	1.8%
Financial Services	1.7
Capital Markets	1.5
Broadline Retail	1.5
Insurance	1.4
Health Care Providers & Services	1.3
Health Care Equipment & Supplies	1.1
Hotels, Restaurants & Leisure	1.0
Specialty Retail	1.0
Aerospace & Defense	1.0
Machinery	1.0
Consumer Staples Distribution & Retail	0.9
Biotechnology	0.8
IT Services	0.8
Entertainment	0.8
Chemicals	0.8
U.S. Treasury Obligations	0.8
Electric Utilities	0.7
Household Products	0.6
Beverages	0.6
Food Products	0.6
Metals & Mining	0.6
Industrial Conglomerates	0.6
Life Sciences Tools & Services	0.6
Pipelines	0.6
Media	0.6
Specialized REITs	0.5
Ground Transportation	0.5
Textiles, Apparel & Luxury Goods	0.5
Oil & Gas	0.5
Real Estate Investment Trusts (REITs)	0.5
Diversified Telecommunication Services	0.5
Electrical Equipment	0.5
Professional Services	0.4
Communications Equipment	0.4
Multi-Utilities	0.4
Tobacco	0.3
Building Products	0.3
Residential Mortgage-Backed Securities	0.3
Electric	0.3
Industrial REITs	0.3
Commercial Services & Supplies	0.3
Household Durables	0.3
Consumer Finance	0.3
Healthcare-Services	0.2
Unaffiliated Exchange-Traded Funds	0.2
Construction Materials	0.2
Air Freight & Logistics	0.2
Electronic Equipment, Instruments & Components	0.2
Trading Companies & Distributors	0.2

Construction & Engineering	0.2%
Diversified Financial Services	0.2
Retail REITs	0.2
Energy Equipment & Services	0.2
Personal Care Products	0.2
Passenger Airlines	0.1
Auto Manufacturers	0.1
Foods	0.1
Residential REITs	0.1
Packaging & Containers	0.1
Commercial Services	0.1
Containers & Packaging	0.1
Mining	0.1
Independent Power & Renewable Electricity Producers	0.1
Telecommunications	0.1
Sovereign Bonds	0.1
Health Care REITs	0.1
Home Builders	0.1
Consumer Loans	0.1
Distributors	0.1
Gas Utilities	0.1
Water Utilities	0.1
Apparel	0.1
Agriculture	0.1
Real Estate Management & Development	0.0	*
Engineering & Construction	0.0	*
Semiconductors	0.0	*
Student Loan	0.0	*
Wireless Telecommunication Services	0.0	*
Hotel & Resort REITs	0.0	*
Home Equity Loans	0.0	*
Automobile Components	0.0	*
Auto Parts & Equipment	0.0	*
Office REITs	0.0	*
Building Materials	0.0	*
Health Care Technology	0.0	*
Hand/Machine Tools	0.0	*
Diversified REITs	0.0	*
Leisure Products	0.0	*
Transportation Infrastructure	0.0	*
Paper & Forest Products	0.0	*
Transportation	0.0	*
Marine Transportation	0.0	*

	102.2
Liabilities in excess of other assets	(2.2)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	—	$—		Due from/to broker-variation margin swaps	$1,162	*
Equity contracts	Due from/to broker-variation margin futures	1,668,156	*	—	—
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	6,615
Interest rate contracts	Due from/to broker-variation margin futures	273,937	*	Due from/to broker-variation margin futures	404,302	*
Interest rate contracts	Due from/to broker-variation margin swaps	57,304	*	Due from/to broker-variation margin swaps	28,098	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	402,770		Unrealized depreciation on OTC swap agreements	332,641

		$2,402,167			$772,818

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$—	$—	$214,971
Equity contracts	—	—	1,941,567	—	—
Foreign exchange contracts	—	—	—	(22,709)	—
Interest rate contracts	(5,938)	17,422	(2,750,420)	—	(647,199)

Total	$(5,938)	$17,422	$(808,853)	$(22,709)	$(432,228)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$(6,993)
Equity contracts	1,711,525	—	—
Foreign exchange contracts	—	10,140	—
Interest rate contracts	299,912	—	228,502

Total	$2,011,437	$10,140	$221,509

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 1,187
Options Written (2)	600,000
Futures Contracts - Long Positions (2)	75,923,506
Futures Contracts - Short Positions (2)	18,253,172
Forward Foreign Currency Exchange Contracts - Purchased (3)	368,649

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Derivative Contract Type	Average Volume of Derivative Activities*
Forward Foreign Currency Exchange Contracts - Sold (3)	$ 983,446
Interest Rate Swap Agreements (2)	13,494,400
Credit Default Swap Agreements - Buy Protection (2)	508,000
Credit Default Swap Agreements - Sell Protection (2)	3,322,000
Total Return Swap Agreements (2)	14,849,058

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:
Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$17,576,702	$(17,576,702)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BOA	$175,029	$—	$175,029	$—	$175,029
JPM	227,741	(338,036)	(110,295)	110,295	—
SSB	—	(1,220)	(1,220)	—	(1,220)

	$402,770	$(339,256)	$63,514	$110,295	$173,809

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2023	STATEMENT OF OPERATIONS Year Ended December 31, 2023

ASSETS
Investments at value, including securities on loan of $17,576,702:
Unaffiliated investments (cost $560,358,140)	$622,213,626
Affiliated investments (cost $290,154,681)	318,985,220
Foreign currency, at value (cost $95,599)	96,549
Receivable for investments sold	7,603,904
Dividends and interest receivable	1,567,331
Unrealized appreciation on OTC swap agreements	402,770
Tax reclaim receivable	211,959
Due from broker-variation margin swaps	6,702
Receivable from affiliate	2,125
Prepaid expenses and other assets	16,507

Total Assets	951,106,693

LIABILITIES
Payable to broker for collateral for securities on loan	18,022,972
Payable for investments purchased	6,378,112
Forward commitment contracts, at value (proceeds receivable $3,702,422)	3,842,578
Payable for Portfolio shares purchased	1,439,758
Unrealized depreciation on OTC swap agreements	332,641
Management fee payable	204,443
Accrued expenses and other liabilities	169,099
Payable to affiliate	73,163
Distribution fee payable	31,014
Due to broker-variation margin futures	22,549
Unrealized depreciation on OTC forward foreign currency exchange contracts	6,615
Trustees’ fees payable	1,049
Affiliated transfer agent fee payable	707

Total Liabilities	30,524,700

NET ASSETS	$920,581,993

Net assets were comprised of:
Partners’ Equity	$920,581,993

Net asset value and redemption price per share, $920,581,993 / 39,585,201 outstanding shares of beneficial interest	$23.26

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$10,037,211
Unaffiliated dividend income (net of $338,957 foreign withholding tax, of which $49,151 is reimbursable by an affiliate)	8,581,301
Affiliated dividend income	3,124,237
Income from securities lending, net (including affiliated income of $26,892)	28,783

Total income	21,771,532

EXPENSES
Management fee	7,037,789
Distribution fee	2,449,391
Custodian and accounting fees	236,219
Audit fee	37,100
Professional fees	34,046
Trustees’ fees	24,930
Shareholders’ reports	16,378
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,852
Miscellaneous	55,895

Total expenses	9,900,600
Less: Fee waiver and/or expense reimbursement	(1,737,677)
Distribution fee waiver	(672,361)

Net expenses	7,490,562

NET INVESTMENT INCOME (LOSS)	14,280,970

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(3,017,573))	8,063,081
Futures transactions	(808,853)
Forward currency contract transactions	(22,709)
Options written transactions	17,422
Swap agreements transactions	(432,228)
Foreign currency transactions	15,394

6,832,107

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $44,333,973)	132,089,070
Futures	2,011,437
Forward currency contracts	10,140
Swap agreements	221,509
Foreign currencies	3,472

134,335,628

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	141,167,735

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$155,448,705

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$14,280,970	$10,089,871
Net realized gain (loss) on investment and foreign currency transactions	6,832,107	144,652,566
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	134,335,628	(420,900,477)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	155,448,705	(266,158,040)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [96,935 and 296,809 shares, respectively]	2,058,644	6,327,261
Portfolio shares purchased [12,167,964 and 8,738,213 shares, respectively]	(259,951,077)	(181,464,708)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(257,892,433)	(175,137,447)

TOTAL INCREASE (DECREASE)	(102,443,728)	(441,295,487)
NET ASSETS:
Beginning of year	1,023,025,721	1,464,321,208

End of year	$920,581,993	$1,023,025,721

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST QUANTITATIVE MODELING PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$19.80	$24.37	$21.11	$18.92	$15.61

Income (Loss) From Investment Operations:
Net investment income (loss)	0.31	0.18	(0.06)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.15	(4.75)	3.32	2.24	3.35

Total from investment operations	3.46	(4.57)	3.26	2.19	3.31

Net Asset Value, end of year	$23.26	$19.80	$24.37	$21.11	$18.92

Total Return(b)	17.47%	(18.75)%	15.44%	11.58%	21.20%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$921	$1,023	$1,464	$1,394	$1,416
Average net assets (in millions)	$980	$1,191	$1,449	$1,320	$1,343
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.76%	0.59%	0.26%	0.26%	0.26%
Expenses before waivers and/or expense reimbursement	1.01%	0.74%	0.26%	0.26%	0.26%
Net investment income (loss)	1.46%	0.85%	(0.26)%	(0.26)%	(0.25)%
Portfolio turnover rate(d)(e)	147%	316%	9%	154%	42%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(e)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A239

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1. Organization

Advanced Series Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and as of December 31, 2023 consisted of 46 separate portfolios. The information presented in these financial statements pertains only to the 18 portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) together with their investment objective(s). Each Portfolio is a diversified portfolio for purposes of the 1940 Act.

Shares of each Portfolio may be purchased only by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (the “Participating Insurance Companies”). These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The AST Government Money Market Portfolio seeks to maintain a stable $1.00 net asset value (“NAV”). The Board of Trustees has determined that the AST Government Money Market Portfolio, as a “government money market fund,” is not subject to liquidity fees. The Board has reserved its ability to change this determination with respect to liquidity fees, but such change would become effective only after providing appropriate prior notice to shareholders.

The Portfolios have the following investment objective(s):

Portfolio	Investment Objective(s)

 AST Bond Portfolio 2023

 (“Bond Portfolio 2023”)

 AST Bond Portfolio 2024

 (“Bond Portfolio 2024”)

 AST Bond Portfolio 2025

 (“Bond Portfolio 2025”)

 AST Bond Portfolio 2026

 (“Bond Portfolio 2026”)

 AST Bond Portfolio 2027

 (“Bond Portfolio 2027”)

 AST Bond Portfolio 2028

 (“Bond Portfolio 2028”)

 AST Bond Portfolio 2029

 (“Bond Portfolio 2029”)

 AST Bond Portfolio 2030

 (“Bond Portfolio 2030”)

 AST Bond Portfolio 2031

 (“Bond Portfolio 2031”)

 AST Bond Portfolio 2032

 (“Bond Portfolio 2032”)

 AST Bond Portfolio 2033

 (“Bond Portfolio 2033”)

 AST Bond Portfolio 2034

 (“Bond Portfolio 2034”)

Highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
AST Core Fixed Income Portfolio (“Core Fixed Income”)	Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Core Fixed Income Portfolio.
AST Government Money Market Portfolio (“Government Money Market”)	High current income and to maintain high levels of liquidity

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Portfolio	Investment Objective(s)
AST High Yield Portfolio (“High Yield”)	Maximum total return, consistent with preservation of capital and prudent investment management.
AST Investment Grade Bond Portfolio (“Investment Grade Bond”)	Maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
AST Multi-Sector Fixed Income Portfolio (“Multi-Sector Fixed Income”)	Maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital appreciation.
AST Quantitative Modeling Portfolio (“Quantitative Modeling”)	High potential return while attempting to mitigate downside risk during adverse market cycles.

2. Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation: Each Portfolio holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Portfolios’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has approved the Portfolios’ valuation policies and procedures for security valuation and designated AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Portfolio investments. Pursuant to the Board’s oversight, the Investment Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (“ETFs”) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These

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securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

The Government Money Market Portfolio values all of its securities of sufficient credit quality at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any

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available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, of the applicable Portfolios in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: Certain Portfolios purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

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The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised. Certain Portfolios entered into options on swaps that are executed through a central clearing facility, such as a registered exchange. Such options pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the contract. The daily variation margin, rather than the contract market value, is recorded for financial statement purposes on the Statement of Assets and Liabilities.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

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Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolios’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Floating Rate and Other Loans: Certain Portfolios invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Portfolios acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Portfolios generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Portfolios will assume the credit risk of both the borrower and the institution selling the participation to the Portfolios.

Repurchase Agreements: Certain Portfolios entered into repurchase agreements. In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

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Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Portfolio. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

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Warrants and Rights: Certain Portfolios held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: Certain Portfolios invested in the open market or received pursuant to debt restructuring securities that pay-in-kind (“PIK”) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have the same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions: Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis, including TBA securities. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeit their eligibility to realize future gains (losses) with respect to the security.

Securities Lending: Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: Certain Portfolios entered into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): Certain Portfolios invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolios become aware of such dividends. Interest

B8

income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts.

Taxes: For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (the Participating Insurance Companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions: Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services subject to the supervision of the Board and in conformity with the stated policies of the Portfolios. The Investment Manager has engaged the firms referenced in the below table as subadvisers for their respective Portfolios. Subadvisory fees are paid by the Investment Manager out of the management fee that it receives from the Portfolios.

Portfolio	Subadviser(s)
Bond Portfolio 2023, Bond Portfolio 2024 Bond Portfolio 2025, Bond Portfolio 2026	PGIM Fixed Income (“PFI”) (a business unit of PGIM, Inc.); PGIM Limited (an indirect, wholly-owned subsidiary of PGIM, Inc.)
Bond Portfolio 2027, Bond Portfolio 2028
Bond Portfolio 2029, Bond Portfolio 2030
Bond Portfolio 2031, Bond Portfolio 2032
Bond Portfolio 2033, Bond Portfolio 2034
Core Fixed Income	PFI; PGIM Limited; Wellington Management Company LLP; Western Asset Management Company, LLC; Western Asset Management Company Limited
Government Money Market	PFI
High Yield	PFI; J.P. Morgan Investment Management Inc.
Investment Grade Bond	PFI; PGIM Limited
Multi-Sector Fixed Income	PFI; PGIM Limited
Quantitative Modeling

Jennison Associates LLC (“Jennison” a wholly-owned subsidiary of

PGIM, Inc.); PFI; PGIM Limited; PGIM Quantitative Solutions LLC

(“PGIM Quantitative Solutions” (a wholly-owned business unit of

PGIM, Inc.))*

* The asset allocation strategy for the Portfolio is determined by the Investment Manager and PGIM Quantitative Solutions, as described in the Portfolio’s Prospectus. During the year ended December 31, 2023, Jennison was not allocated assets to manage.

Management Fees and Expense Limitations: The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager under the agreements are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other

B9

expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below of the Portfolio’s average daily net assets unless otherwise noted. Fees and/or expenses waived and/or reimbursed by the Investment Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Investment Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fee, before any waivers and/or expense reimbursements	Effective Management Fee, after any waivers and/or expense reimbursements
Bond Portfolio 2023*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.46%	0.43%
Bond Portfolio 2024*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.46%	0.39%
Bond Portfolio 2025*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.46%	—#
Bond Portfolio 2026*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.46%	0.06%
Bond Portfolio 2027*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.46%	0.35%
Bond Portfolio 2028*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.46%	0.44%
Bond Portfolio 2029*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.46%	—#
Bond Portfolio 2030*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.46%	0.39%
Bond Portfolio 2031*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.46%	0.44%
Bond Portfolio 2032*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.46%	0.44%
Bond Portfolio 2033*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.46%	—#

B10

Portfolio	Management Fee	Effective Management Fee, before any waivers and/or expense reimbursements	Effective Management Fee, after any waivers and/or expense reimbursements
Bond Portfolio 2034*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.46%	—#
Core Fixed Income	0.4825% first $300 million; 0.4725% on next $200 million; 0.4625% on next $250 million; 0.4525% on next $2.5 billion; 0.4425% on next $2.75 billion; 0.4125% on next $4 billion; 0.3925% in excess of $10 billion	0.45%	0.41%
Government Money Market	0.3000% first $3.25 billion; 0.2925% on next $2.75 billion; 0.2625% on next $4 billion; 0.2425% in excess of $10 billion	0.30%	0.30%
High Yield	0.5825% first $300 million; 0.5725% on next $200 million; 0.5625% on next $250 million; 0.5525% on next $2.5 billion; 0.5425% on next $2.75 billion; 0.5125% on next $4 billion; 0.4925% in excess of $10 billion	0.58%	0.51%
Investment Grade Bond*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.46%	0.46%
Multi-Sector Fixed Income	0.5325% first $300 million; 0.5225% on next $200 million; 0.5125% on next $250 million; 0.5025% on next $2.5 billion; 0.4925% on next $2.75 billion; 0.4625% on next $4 billion; 0.4425% on next $2.5 billion; 0.4225% on next $2.5 billion; 0.4025% on next $5 billion; 0.3825% in excess of $20 billion	0.48%	0.46%
Quantitative Modeling	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.72%	0.54%

Portfolio	Fee Waivers and/or Expense Limitations
Bond Portfolio 2023, Bond Portfolio 2024,	contractually waive 0.02%
Bond Portfolio 2025, Bond Portfolio 2026,	through June 30, 2024;
Bond Portfolio 2027, Bond Portfolio 2028,	effective July 1, 2023,
Bond Portfolio 2029, Bond Portfolio 2030	voluntarily waive additional 0.0005%
Bond Portfolio 2031, Bond Portfolio 2032,	through June 30, 2024;
Bond Portfolio 2033 and Bond Portfolio 2034	contractually limit expenses to 0.91%
through June 30, 2024
Core Fixed Income	contractually waive 0.0404%
through June 30, 2024;
contractually limit expenses to 0.68%
through June 30, 2024

B11

Portfolio	Fee Waivers and/or Expense Limitations
High Yield	contractually limit expenses to 0.85%
through June 30, 2024
Investment Grade Bond	contractually limit expenses to 0.99%
through June 30, 2024;
effective July 1, 2023,
voluntarily waive 0.0005%
through June 30, 2024(a)
Multi-Sector Fixed Income	effective June 20, 2023,
contractually limit expenses to 0.7195%
through June 30, 2024
Quantitative Modeling	contractually waive 0.02%
through June 30, 2024(a)

* Management fees are calculated based on an aggregation of net assets of Bond Portfolio 2023, Bond Portfolio 2024, Bond Portfolio 2025, Bond Portfolio 2026, Bond Portfolio 2027, Bond Portfolio 2028, Bond Portfolio 2029, Bond Portfolio 2030, Bond Portfolio 2031, Bond Portfolio 2032, Bond Portfolio 2033, Bond Portfolio 2034 and Investment Grade Bond.

# The waivers and/or expense reimbursements exceeded the effective management fee rate for the current period due to expense limitations described above.

(a) The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust and funds of other affiliated investment companies due to the Portfolio’s investment in any such portfolios/funds. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the Subadviser.

The Trust, on behalf of the Portfolios, has entered into an agreement with PAD, which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) for the shares of each Portfolio. The 12b-1 fee is waived for the assets of Quantitative Modeling Portfolio that are invested in other Portfolios. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution fee (the “12b-1 fee”) for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios.

PAD has contractually agreed to reduce its 12b-1 fees for each of the Bond Portfolio 2023, Bond Portfolio 2024, Bond Portfolio 2025, Bond Portfolio 2026, Bond Portfolio 2027, Bond Portfolio 2028, Bond Portfolio 2029, Bond Portfolio 2030, Bond Portfolio 2031, Bond Portfolio 2032, Bond Portfolio 2033, Bond Portfolio 2034 and Investment Grade Bond Portfolio (collectively, the “Bond Portfolios”), so that the effective distribution and service fee rate paid by each Bond Portfolio is reduced based on the average daily net assets of each Bond Portfolio. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and the Investment Manager and PAD cannot terminate or otherwise modify the waiver. The contractual waiver is calculated as follows for each Bond Portfolio:

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $ 300 million	0.25% (no waiver)
Over $300 million up to and including $ 500 million	0.23%
Over $500 million up to and including $ 750 million	0.22%
Over $750 million	0.21%

AST Investment Services, Inc., PGIM Investments, PAD, PGIM, Inc., PGIM Limited, PGIM Quantitative Solutions and Jennison are indirect, wholly-owned subsidiaries of Prudential.

4. Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent and shareholder servicing agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

B12

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or any Trustee who receives compensation from the Investment Manager, a subadviser or their respective affiliates. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Portfolios bear all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Government Money Market Fund, a series of the Prudential Government Money Market Fund, Inc. and/or in the PGIM Core Ultra Short Bond Fund, a series of Prudential Investment Portfolios 2 (together with PGIM Core Government Money Market Fund, the “Core Funds”), each registered under the 1940 Act and managed by PGIM Investments. The Portfolios may invest their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Funds and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended December 31, 2023, no Rule 17a-7 transactions were entered into by the Portfolios.

b.) Foreign Withholding Tax Reclaims

The Portfolios are considered partnerships for tax purposes rather than regulated investment companies (“RICs”). As a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”).

Prudential instituted a process in consultation with the Trust’s independent trustees to reimburse the affected Portfolios for any excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) or permanent detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable) resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the Statement of Assets and Liabilities and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the Statement of Assets and Liabilities. To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2023 Payments
Quantitative Modeling	$49,151

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2023 Payments
Quantitative Modeling	$30,220

B13

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended December 31, 2023, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
Bond Portfolio 2023	$12,224,861	$140,558,825
Bond Portfolio 2024	94,387,796	24,401,195
Bond Portfolio 2025	5,889,772	7,060,482
Bond Portfolio 2026	9,808,505	13,314,636
Bond Portfolio 2027	6,929,152	11,946,702
Bond Portfolio 2028	400,395	20,528,923
Bond Portfolio 2029	1,252,206	2,977,515
Bond Portfolio 2030	6,607,828	8,001,792
Bond Portfolio 2031	5,238,328	20,741,794
Bond Portfolio 2032	3,947,178	30,095,231
Bond Portfolio 2033	1,590,962	2,068,514
Bond Portfolio 2034	5,307,319	534,359
Core Fixed Income	12,817,788,268	12,844,807,424
Government Money Market	—	—
High Yield	71,751,253	133,313,237
Investment Grade Bond	12,987,039,556	15,089,622,932
Multi-Sector Fixed Income	1,159,171,071	2,000,292,940
Quantitative Modeling	1,174,742,550	1,361,432,709

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2023, is presented as follows:

Bond Portfolio 2023

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)		Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wa):

AST Target Maturity Central Portfolio*(1)
$125,619,712	$12,224,861	$140,558,825	$3,068,370		$(354,118)	$—	—	$ —
Short-Term Investments - Affiliated Mutual Fund(wa):

PGIM Core Ultra Short Bond Fund(1)
8,054,385	33,321,321	41,375,706	—	—		—	—	138,693
$133,674,097	$45,546,182	$181,934,531	$3,068,370		$(354,118)	$—		$138,693
Bond Portfolio 2024

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wa):

AST Target Maturity Central Portfolio*(1)
$5,334,326	$ 94,387,796	$24,401,195	$4,330,013	$(215,589)	$79,435,351	7,818,440	$ —
Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund(1)(wa)
374,944	21,919,472	20,617,389	—	—	1,677,027	1,677,027	120,351
$5,709,270	$116,307,268	$45,018,584	$4,330,013	$(215,589)	$81,112,378		$120,351

B14

Bond Portfolio 2025

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wa):

AST Target Maturity Central Portfolio*(1)
$6,260,639	$5,889,772	$7,060,482	$486,259	$(20,203)	$5,555,985	546,849	$ —
Short-Term Investments - Affiliated Mutual Fund(wa):

PGIM Core Ultra Short Bond Fund(1)
344,202	1,932,614	2,165,113	—	—	111,703	111,703	12,740
$6,604,841	$7,822,386	$9,225,595	$486,259	$(20,203)	$5,667,688		$12,740

Bond Portfolio 2026

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wa):

AST Target Maturity Central Portfolio*(1)
$24,883,136	$ 9,808,505	$13,314,636	$1,909,985	$(406,825)	$22,880,165	2,251,985	$ —
Short-Term Investments - Affiliated Mutual Fund(wa):

PGIM Core Ultra Short Bond Fund(1)
1,797,040	4,440,552	5,754,186	—	—	483,406	483,406	58,655
$26,680,176	$14,249,057	$19,068,822	$1,909,985	$(406,825)	$23,363,571		$58,655

Bond Portfolio 2027

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wa):

AST Target Maturity Central Portfolio*(1)
$48,471,647	$ 6,929,152	$11,946,702	$3,459,993	$(294,205)	$46,619,885	4,588,571	$ —
Short-Term Investments - Affiliated Mutual Fund(wa):

PGIM Core Ultra Short Bond Fund(1)
2,676,476	7,338,239	8,682,687	—	—	1,332,028	1,332,028	112,174
$51,148,123	$14,267,391	$20,629,389	$3,459,993	$(294,205)	$47,951,913		$112,174

Bond Portfolio 2028

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wa):

AST Target Maturity Central Portfolio*(1)
$ 97,056,869	$ 400,395	$20,528,923	$6,205,447	$(632,202)	$82,501,586	8,120,235	$ —
Short-Term Investments - Affiliated Mutual Fund(wa):

PGIM Core Ultra Short Bond Fund(1)
4,217,186	10,008,779	12,284,302	—	—	1,941,663	1,941,663	157,802
$101,274,055	$10,409,174	$32,813,225	$6,205,447	$(632,202)	$84,443,249		$157,802

B15

Bond Portfolio 2029

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wa):

AST Target Maturity Central Portfolio*(1)
$8,807,875	$1,252,206	$2,977,515	$597,628	$(49,652)	$7,630,542	751,038	$ —
Short-Term Investments - Affiliated Mutual Fund(wa):

PGIM Core Ultra Short Bond Fund(1)
413,540	1,212,860	1,364,804	—	—	261,596	261,596	17,748
$9,221,415	$2,465,066	$4,342,319	$597,628	$(49,652)	$7,892,138		$17,748

Bond Portfolio 2030

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wa):

AST Target Maturity Central Portfolio*(1)
$54,807,478	$ 6,607,828	$ 8,001,792	$3,922,954	$(261,204)	$57,075,264	5,617,644	$ —
Short-Term Investments - Affiliated Mutual Fund(wa):

PGIM Core Ultra Short Bond Fund(1)
2,845,830	9,919,903	10,713,331	—	—	2,052,402	2,052,402	110,641
$57,653,308	$16,527,731	$18,715,123	$3,922,954	$(261,204)	$59,127,666		$110,641

Bond Portfolio 2031

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wa):

AST Target Maturity Central Portfolio*(1)
$89,066,985	$ 5,238,328	$20,741,794	$5,879,723	$(660,346)	$78,782,896	7,754,222	$ —
Short-Term Investments - Affiliated Mutual Fund(wa):

PGIM Core Ultra Short Bond Fund(1)
3,192,676	19,325,488	19,773,267	—	—	2,744,897	2,744,897	139,547
$92,259,661	$24,563,816	$40,515,061	$5,879,723	$(660,346)	$81,527,793		$139,547

Bond Portfolio 2032

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wa):

AST Target Maturity Central Portfolio*(1)
$117,737,498	$ 3,947,178	$30,095,231	$7,506,462	$(895,454)	$ 98,200,453	9,665,399	$ —
Short-Term Investments - Affiliated Mutual Fund(wa):

PGIM Core Ultra Short Bond Fund(1)
3,905,482	33,195,437	33,740,404	—	—	3,360,515	3,360,515	197,717
$121,642,980	$37,142,615	$63,835,635	$7,506,462	$(895,454)	$101,560,968		$197,717

B16

Bond Portfolio 2033

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wa):

AST Target Maturity Central Portfolio*(1)
$4,423,267	$1,590,962	$2,068,514	$363,555	$(62,230)	$4,247,040	418,016	$ —
Short-Term Investments - Affiliated Mutual Fund(wa):

PGIM Core Ultra Short Bond Fund(1)
171,148	1,524,442	1,555,113	—	—	140,477	140,477	7,942
$4,594,415	$3,115,404	$3,623,627	$363,555	$(62,230)	$4,387,517		$7,942

Bond Portfolio 2034

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
Long-Term Investments - Affiliated Mutual Fund(wa):

AST Target Maturity Central Portfolio*(1)
$—	$5,307,319	$ 534,359	$284,650	$(2,730)	$5,054,880	497,528	$ —
Short-Term Investments - Affiliated Mutual Fund(wa):

PGIM Core Ultra Short Bond Fund(1)
—	2,358,791	2,219,761	—	—	139,030	139,030	11,249
$—	$7,666,110	$2,754,120	$284,650	$(2,730)	$5,193,910		$11,249

Core Fixed Income

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$ —	$ 479,412,183	$ 388,745,579	$ —	$ —	$ 90,666,604	90,666,604	$1,014,031

PGIM Institutional Money Market Fund(1)(b)(wb)
169,002,202	748,385,884	840,711,750	(49,389)	63,408	76,690,355	76,721,043	284,982	(2)
$169,002,202	$1,227,798,067	$1,229,457,329	$(49,389)	$63,408	$167,356,959		$1,299,013

High Yield

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$ —	$ 72,208,174	$ 60,046,624	$ —	$ —	$12,161,550	12,161,550	$236,563

PGIM Institutional Money Market Fund(1)(b)(wb)
65,994,133	145,314,049	170,498,619	(16,721)	24,873	40,817,715	40,834,048	220,920	(2)
$65,994,133	$217,522,223	$230,545,243	$(16,721)	$24,873	$52,979,265		$457,483

B17

Investment Grade Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wa):

AST J.P. Morgan Fixed Income Central Portfolio*(1)
$ —	$ 900,000,000	$ 421,000,000	$ 38,296,845	$12,871,554	$ 530,168,399	50,300,607	$ —

AST PGIM Fixed Income Central Portfolio*(1)
1,886,537,369	3,603,625,000	2,528,503,884	259,921,877	68,941,994	3,290,522,356	308,390,099	—

AST T. Rowe Price Fixed Income Central Portfolio*(1)
19,884	200,000,000	205,000,000	212,951	7,679,496	2,912,331	269,411	—
$1,886,557,253	$ 4,703,625,000	$ 3,154,503,884	$298,431,673	$89,493,044	$3,823,603,086		$ —
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wa)
—	9,610,638,686	9,209,541,687	—	—	401,096,999	401,096,999	17,295,654

PGIM Institutional Money Market Fund(1)(b)(wa)
415,161,357	6,329,161,489	6,692,502,199	(162,073)	407,937	52,066,511	52,087,346	808,091	(2)
$ 415,161,357	$15,939,800,175	$15,902,043,886	$ (162,073)	$ 407,937	$ 453,163,510		$18,103,745
$2,301,718,610	$20,643,425,175	$19,056,547,770	$298,269,600	$89,900,981	$4,276,766,596		$18,103,745

Multi-Sector Fixed Income

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wb)
$101,887,163	$1,242,924,575	$1,344,186,162	$ —	$ —	$ 625,576	625,576	$1,684,437

PGIM Institutional Money Market Fund(1)(b)(wb)
295,316,493	1,238,709,706	1,276,139,618	(75,052)	109,528	257,921,057	258,024,268	931,967	(2)
$397,203,656	$2,481,634,281	$2,620,325,780	$(75,052)	$109,528	$258,546,633		$2,616,404

Quantitative Modeling

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wa):

AST ClearBridge Dividend Growth Portfolio*(1)
$ 21,849,397	$2,468,561	$6,073,404	$2,942,272	$(49,533)	$21,137,293	686,053	$—

AST Emerging Markets Equity Portfolio*(1)
5,171,746	820,571	4,105,126	572,808	(136,936)	2,323,063	257,261	—

AST Global Bond Portfolio*(1)
64,514,492	1,327,250	18,376,016	5,328,145	(2,174,499)	50,619,372	4,467,729	—

AST High Yield Portfolio*(1)
8,867,185	1,811,432	4,486,676	859,197	(145,956)	6,905,182	568,328	—

AST International Growth Portfolio*(1)
14,455,372	14,857,350	7,078,027	5,320,656	(76,488)	27,478,863	1,078,872	—

B18

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

AST International Value Portfolio*(1)
$ 15,471,967	$ 534,675	$ 15,835,290	$ (117,982)	$ (53,370)	$ —	—	$ —

AST Large-Cap Growth Portfolio*(1)
51,416,056	6,631,366	20,660,352	20,227,307	491,384	58,105,761	801,569	—

AST Large-Cap Value Portfolio*(1)
56,149,789	3,404,215	15,299,933	4,879,262	(332,843)	48,800,490	1,020,077	—

AST Small-Cap Growth Portfolio*(1)
17,899,987	2,413,967	8,343,766	2,858,072	(318,844)	14,509,416	207,901	—

AST Small-Cap Value Portfolio*(1)
18,198,550	4,825,530	9,567,541	2,214,730	(693,553)	14,977,716	395,295	—

AST T. Rowe Price Natural Resources Portfolio*(1)
15,946,509	1,802,844	13,426,744	(746,427)	470,718	4,046,900	138,072	—
$289,941,050	$ 40,897,761	$123,252,875	$44,338,040	$(3,019,920)	$248,904,056		$—
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
65,377,458	674,538,257	687,934,559	—	—	51,981,156	51,981,156	3,124,237

PGIM Institutional Money Market Fund(1)(b)(wa)
11,468,604	119,180,409	112,547,285	(4,067)	2,347	18,100,008	18,107,251	26,892	(2)
$ 76,846,062	$793,718,666	$800,481,844	$ (4,067)	$ 2,347	$ 70,081,164		$3,151,129
$366,787,112	$834,616,427	$923,734,719	$44,333,973	$(3,017,573)	$318,985,220		$3,151,129

*	Non-income producing security.
(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	Represents investments in Funds affiliated with the Manager.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6. Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark-to-market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2023 are subject to such review.

7. Borrowings

The Trust, on behalf of the Portfolios, (excluding the Government Money Market), along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of

B19

banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The following Portfolios utilized the SCA during the year ended December 31, 2023. The average balance outstanding is for the number of days the Portfolios utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2023
Bond Portfolio 2023	$136,000	6.42%	3	$136,000	$—
Bond Portfolio 2025	152,000	6.15	4	152,000	—
Core Fixed Income	3,789,950	6.34	20	13,509,000	—
High Yield	747,857	5.72	7	3,493,000	—
Investment Grade Bond	137,638,500	6.41	2	205,090,000	—
Multi-Sector Fixed Income	1,815,333	5.84	6	3,233,000	—
Quantitative Modeling	1,054,500	6.03	6	1,470,000	—

8. Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2023, all Portfolios offer only a single share class to investors.

As of December 31, 2023, the following number of shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

Portfolio	Number of Shares	Percentage of Outstanding Shares
Bond Portfolio 2023	15,858	43.0%
Bond Portfolio 2024	3,627,594	52.0
Bond Portfolio 2025	223,947	52.2
Bond Portfolio 2026	412,323	20.1
Bond Portfolio 2027	744,946	17.0
Bond Portfolio 2028	2,324,216	30.0
Bond Portfolio 2029	427,918	58.2
Bond Portfolio 2030	1,612,490	29.5
Bond Portfolio 2031	5,386,811	60.0
Bond Portfolio 2032	6,634,063	51.0
Bond Portfolio 2033	513,468	94.6
Bond Portfolio 2034	516,873	99.5

B20

Portfolio	Number of Shares	Percentage of Outstanding Shares
Core Fixed Income	202,904,211	67.4%
Government Money Market	405,436,677	46.5
High Yield	16,626,884	68.5
Investment Grade Bond	888,317,027	74.0
Multi-Sector Fixed Income	866,454,268	100.0
Quantitative Modeling	38,035,292	96.1

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Affiliated:
Bond Portfolio 2023	—	—%
Bond Portfolio 2024	2	52.0
Bond Portfolio 2025	2	52.2
Bond Portfolio 2026	1	17.5
Bond Portfolio 2027	1	13.8
Bond Portfolio 2028	2	30.0
Bond Portfolio 2029	1	58.1
Bond Portfolio 2030	1	24.7
Bond Portfolio 2031	2	60.0
Bond Portfolio 2032	2	51.0
Bond Portfolio 2033	2	94.6
Bond Portfolio 2034	2	99.5
Core Fixed Income	2	67.4
Government Money Market	2	46.5
High Yield	2	57.3
Investment Grade Bond	2	74.0
Multi-Sector Fixed Income	2	100.0
Quantitative Modeling	2	96.1
Unaffiliated:
Bond Portfolio 2023	—	—
Bond Portfolio 2024	1	47.4
Bond Portfolio 2025	1	47.8
Bond Portfolio 2026	1	79.2
Bond Portfolio 2027	1	83.0
Bond Portfolio 2028	1	70.0
Bond Portfolio 2029	1	41.8
Bond Portfolio 2030	1	70.5
Bond Portfolio 2031	1	39.8
Bond Portfolio 2032	1	49.0
Bond Portfolio 2033	1	5.4
Bond Portfolio 2034	—	—
Core Fixed Income	1	32.6
Government Money Market	1	53.5
High Yield	1	31.5
Investment Grade Bond	1	26.0
Multi-Sector Fixed Income	—	—
Quantitative Modeling	—	—

B21

9. Risks of Investing in the Portfolios

Each Portfolio’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio.

Risks	Bond Portfolio 2023	Bond Portfolio 2024	Bond Portfolio 2025	Bond Portfolio 2026	Bond Portfolio 2027

Adjustable and Floating-Rate Securities	–	–	–	–	–
Asset Allocation	–	–	–	–	–
Asset Transfer Program	X	X	X	X	X
Asset-Backed and/or Mortgage-Backed Securities	X	X	X	X	X
Bank Loan Investments	–	–	–	–	–
Blend Style	–	–	–	–	–
Commodity	–	–	–	–	–
Covenant-Lite	–	–	–	–	–
Credit	–	–	–	–	–
Derivatives	X	X	X	X	X
Economic and Market Events	X	X	X	X	X
Emerging Markets	–	–	–	–	–
Equity Securities	–	–	–	–	–
Exchange-Traded Funds (ETF)	–	–	–	–	–
Expense	X	X	X	X	X
Fixed Income Securities	X	X	X	X	X
Focus	–	–	–	–	–
Foreign Investment	–	–	–	–	–
Fund of Funds	X	X	X	X	X
High Yield	X	X	X	X	X
Interest Rate	–	–	–	–	–
Investment Style	–	–	–	–	–
Large Company	–	–	–	–	–
Leverage	–	–	–	–	–
Liquidity Allocation	–	–	–	–	–
Liquidity and Valuation	X	X	X	X	X
Market and Management	X	X	X	X	X
Portfolio Turnover	–	–	–	–	–
Prepayment or Call	–	–	–	–	–
Quantitative Model	–	–	–	–	–
Recent Events	X	X	X	X	X
Redemption	–	–	–	–	–
Regulatory	X	X	X	X	X
Restricted Securities	–	–	–	–	–
Selection	–	–	–	–	–
Short Sale	–	–	–	–	–
Sovereign Debt Securities	X	X	X	X	X
U.S. Government Securities	X	X	X	X	X
Yield	–	–	–	–	–

Risks	Bond Portfolio 2028	Bond Portfolio 2029	Bond Portfolio 2030	Bond Portfolio 2031	Bond Portfolio 2032

Adjustable and Floating-Rate Securities	–	–	–	–	–
Asset Allocation	–	–	–	–	–

B22

Risks	Bond Portfolio 2028	Bond Portfolio 2029	Bond Portfolio 2030	Bond Portfolio 2031	Bond Portfolio 2032

Asset Transfer Program	X	X	X	X	X
Asset-Backed and/or Mortgage-Backed Securities	X	X	X	X	X
Bank Loan Investments	–	–	–	–	–
Blend Style	–	–	–	–	–
Commodity	–	–	–	–	–
Covenant-Lite	–	–	–	–	–
Credit	–	–	–	–	–
Derivatives	X	X	X	X	X
Economic and Market Events	X	X	X	X	X
Emerging Markets	–	–	–	–	–
Equity Securities	–	–	–	–	–
Exchange-Traded Funds (ETF)	–	–	–	–	–
Expense	X	X	X	X	X
Fixed Income Securities	X	X	X	X	X
Focus	–	–	–	–	–
Foreign Investment	–	–	–	–	–
Fund of Funds	X	X	X	X	X
High Yield	X	X	X	X	X
Interest Rate	–	–	–	–	–
Investment Style	–	–	–	–	–
Large Company	–	–	–	–	–
Leverage	–	–	–	–	–
Liquidity Allocation	–	–	–	–	–
Liquidity and Valuation	X	X	X	X	X
Market and Management	X	X	X	X	X
Non-Diversification	–	–	–	–	–
Portfolio Turnover	–	–	–	–	–
Prepayment or Call	–	–	–	–	–
Quantitative Model	–	–	–	–	–
Recent Events	X	X	X	X	X
Redemption	–	–	–	–	–
Regulatory	X	X	X	X	X
Restricted Securities	–	–	–	–	–
Selection	–	–	–	–	–
Short Sale	–	–	–	–	–
Sovereign Debt Securities	X	X	X	X	X
U.S. Government Securities	X	X	X	X	X
Yield	–	–	–	–	–

Risks		Bond Portfolio 2033	Bond Portfolio 2034	Core Fixed Income	Government Money Market

Adjustable and Floating-Rate Securities		–	–	–	X
Asset Allocation		–	–	–	–
Asset Transfer Program		X	X	X	X
Asset-Backed and/or Mortgage-Backed Securities		X	X	X	–
Bank Loan Investments		–	–	–	–
Blend Style		–	–	–	–
Commodity		–	–	–	–

B23

Risks	Bond Portfolio 2033	Bond Portfolio 2034	Core Fixed Income	Government Money Market

Covenant-Lite	–	–	–	–
Credit	–	–	–	X
Derivatives	X	X	X	–
Economic and Market Events	X	X	X	X
Emerging Markets	–	–	–	–
Equity Securities	–	–	–	–
Exchange-Traded Funds (ETF)	–	–	–	–
Expense	X	X	X	X
Fixed Income Securities	X	X	X	X
Focus	–	–	–	–
Foreign Investment	–	–	X	–
Fund of Funds	X	X	–	–
High Yield	X	X	X	–
Interest Rate	–	–	–	X
Investment Style	–	–	–	–
Large Company	–	–	–	–
Leverage	–	–	–	–
Liquidity Allocation	–	–	–	–
Liquidity and Valuation	X	X	X	X
Market and Management	X	X	X	X
Portfolio Turnover	–	–	–	–
Prepayment or Call	–	–	–	X
Quantitative Model	–	–	–	–
Recent Events	X	X	X	X
Redemption	–	–	X	–
Regulatory	X	X	X	X
Restricted Securities	–	–	–	–
Selection	–	–	–	–
Short Sale	–	–	–	–
Sovereign Debt Securities	X	X	–	–
U.S. Government Securities	X	X	–	X
Yield	–	–	–	X

Risks	High Yield	Investment Grade Bond	Multi- Sector Fixed Income	Quantitative Modeling

Adjustable and Floating-Rate Securities	–	–	–	–
Asset Allocation	–	–	–	X
Asset Transfer Program	X	X	–	X
Asset-Backed and/or Mortgage-Backed Securities	X	X	X	X
Bank Loan Investments	X	–	–	–
Blend Style	–	–	–	X
Commodity	–	–	–	X
Covenant-Lite	X	–	–	–
Credit	–	–	–	–
Derivatives	X	X	X	X
Economic and Market Events	X	X	X	X
Emerging Markets	X	–	X	–

B24

Risks	High Yield	Investment Grade Bond	Multi- Sector Fixed Income	Quantitative Modeling
Equity Securities	–	–	–	X
Exchange-Traded Funds (ETF)	–	X	–	–
Expense	X	X	X	X
Fixed Income Securities	X	X	X	X
Focus	–	–	–	–
Foreign Investment	X	X	X	X
Fund of Funds	–	–	–	X
High Yield	X	–	X	X
Interest Rate	–	–	–	–
Investment Style	–	–	–	–
Large Company	–	–	–	–
Leverage	–	–	–	–
Liquidity Allocation	–	–	–	X
Liquidity and Valuation	X	X	X	X
Market and Management	X	X	X	X
Portfolio Turnover	–	X	–	X
Prepayment or Call	–	–	–	–
Quantitative Model	–	–	–	X
Recent Events	X	X	X	X
Redemption	X	X	–	–
Regulatory	X	X	X	X
Restricted Securities	X	–	–	–
Selection	–	–	X	–
Short Sale	X	–	–	–
Sovereign Debt Securities	X	–	–	–
U.S. Government Securities	–	–	X	–
Yield	–	–	–	–

Adjustable and Floating-Rate Securities Risk: The value of adjustable and floating-rate securities may lag behind the value of fixed-rate securities when interest rates change. Variable and floating-rate bonds are subject to credit risk, market risk and interest rate risk. In addition, the absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.

Asset Allocation Risk: The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio’s risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities than with funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value. Any given investment strategy may fail to produce the intended results, and a Portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

Asset Transfer Program Risk: Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all the assets of the Portfolio. The efficient operation

B25

of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.

Asset-Backed and/or Mortgage-Backed Securities Risk: Asset-backed and mortgage-backed securities primarily are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.

Bank Loan Investments Risk: The Portfolio’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments, or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan because of a default, bankruptcy, or any other reason would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolio may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolio’s access to collateral, if any, may be limited by bankruptcy laws. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Portfolio to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may have an impact on the length and timing of completing trades. To the extent the Portfolio invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Portfolio, may not have the benefit of these protections.

Blend Style Risk: The Portfolio’s blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average market price fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio’s assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor depending on market conditions. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds.

Commodity Risk: The value of a commodity-linked investment is affected by, among other things, overall market movements, factors affecting a particular industry or commodity, and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities. The value of the commodities underlying commodity-linked instruments may be subject to various economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, war and international economic, political, and regulatory developments.

Covenant-Lite Risk: Some of the loans or debt obligations in which the Portfolio may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms that allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Portfolio in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Portfolio may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Portfolio’s exposure to losses may be increased, which could result in an adverse impact on the Portfolio’s net income and net asset value.

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Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; the price of derivatives may be more volatile than the prices of traditional equity and debt securities; and changes in a derivative’s value may not correlate perfectly with the assets, rate, indices or instruments it is designed to hedge or closely track. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.

Economic and Market Events Risk: Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.

Emerging Markets Risk: The risks of non-U.S. investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the Manager or a Portfolio’s Subadviser(s) to evaluate local companies or their potential impact on a Portfolio’s performance. Characteristics of emerging market economies can include heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, business practices that depart from norms for developed countries, and generally less liquid markets. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Regulatory regimes outside of the U.S. may not require or enforce corporate governance standards comparable to that of the U.S., which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, the Middle East, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity Securities Risk: The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.

Exchange-Traded Funds (ETF) Risk: An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies, and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

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Expense Risk: The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table in the Portfolio’s prospectus for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Fixed Income Securities Risk: Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. In recent years, the US government began implementing increases to the federal funds interest rate and there may be further rate increases. To the extent rates increase substantially and/or rapidly, the a Portfolio with significant investment in fixed income investments may be subject to significant losses. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.

Focus Risk: The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio invests in the securities of a small number of issuers and has greater exposure to adverse developments affecting those issuers and a resulting decline in the market price of those issuers’ securities as compared to a portfolio that invests in the securities of a larger number of issuers.

Foreign Investment Risk: Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, U.S. markets; foreign financial reporting and tax standards usually differ from those in the U.S.; foreign exchanges are often less liquid than U.S. markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.

Fund of Funds Risk: In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios’ expenses, which will reduce the Portfolio’s performance.

High Yield Risk: Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., “high yield” securities or “junk bonds”) may be more sensitive to interest rate, credit, call, and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics. An economic downturn generally leads to a higher non-payment rate, and a high yield investment may lose significant value before a default occurs.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio’s holdings may fall sharply. This is referred to as “extension risk.” The Portfolio currently faces a heightened level of interest rate risk because of recent increases in interest rates in the US and globally. Interest rates may continue to increase, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio’s investments. The Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Leverage Risk: Borrowings, certain derivatives and other trading strategies can create leverage (i.e., a Portfolio’s investment exposures exceed its net asset value), which may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.

Liquidity Allocation Risk: A Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in Underlying Portfolios or individual securities, as applicable, and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.

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Liquidity and Valuation Risk: The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk: Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Portfolio Turnover Risk: A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

Prepayment or Call Risk: Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Quantitative Model Risk: The Portfolio and certain underlying portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance. When models prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Portfolio to potential risks. Models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect.

Recent Events Risk: Recent events have caused increased volatility and significant declines in the value and liquidity of many securities in US and foreign financial markets. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. In response to these crises, the US and other governments, and their agencies and instrumentalities such as the Federal Reserve and certain foreign central banks, have taken steps to support financial markets. There can be no certainty that the actions taken by the US government to strengthen public confidence will be effective. The reduction or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain securities. In addition, the impact of legislation enacted in the United States calling for reform of many aspects of financial regulation, and the corresponding regulatory changes on the markets and the practical implications for market participants, may not be known for some time.

Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S., and global economies and markets, generally. Any or all of the foregoing could disrupt the operations of the Portfolio and its service providers, adversely affect the value and liquidity of the Portfolio’s investments, and negatively impact the Portfolio’s performance.

Redemption Risk: A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.

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Regulatory Risk: The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the “SEC”), and depending on the Portfolio, the Commodity Futures Trading Commission. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

Restricted Securities Risk: The Portfolio may invest in restricted securities. Restricted securities are subject to legal and contractual restrictions on resale. Restricted securities are not traded on established markets and may be classified as illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Portfolio.

Selection Risk: The Subadviser will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results. Selection risk is the risk that the securities, derivatives, and other instruments selected by the Subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short Sale Risk: A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Sovereign Debt Securities Risk: Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.

U.S. Government Securities Risk: U.S. Government securities may be adversely affected by changes in interest rates, a default by, or a downgrade in the credit quality rating of, the US Government, and may not be backed by the full faith and credit of the US Government.

Yield Risk: The amount of income received by a Portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low, the Portfolio’s expenses could absorb all or a significant portion of the Portfolio’s income. If interest rates increase, the Portfolio’s yield may not increase proportionately. For example, the Portfolio’s investment manager may discontinue any temporary voluntary fee limitation.

10. Reorganization

On September 20-22, 2021, the Board approved Agreements and Plans of Reorganization (the “Plans”) which provided for the transfer of all the assets of AST BlackRock/Loomis Sayles Bond Portfolio (“BlackRock/Loomis Sales Bond”), AST BlackRock Low Duration Bond Portfolio (“BlackRock Low Duration”), and AST Prudential Core Bond Portfolio (“Prudential Core Bond”) (the “Merged Portfolios”) for shares of Core Fixed Income (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolios, respectively. Shareholders approved the Plan at a meeting on January 10, 2022 and the reorganization took place at the close of business on February 11, 2022.

On the reorganization date, the Merged Portfolios had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolios	Total Investment Value	Total Investment Cost
BlackRock/Loomis Sayles Bond	$3,139,753,746	$3,210,044,862
BlackRock Low Duration Bond	507,765,643	516,918,840
Prudential Core Bond	670,360,172	670,146,882

The purpose of the transaction was to combine four portfolios with substantially similar investment objectives, policies and strategies.

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The acquisition was accomplished by a tax-free exchange of the following shares on February 11, 2022:

Merged Portfolios	Shares
BlackRock/Loomis Sayles Bond	183,624,605
BlackRock Low Duration Bond	44,888,106
Prudential Core Bond	49,581,676

Acquiring Portfolio	Shares	Value
Core Fixed Income	280,427,697	$3,970,856,187

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Merged Portfolio	Unrealized Appreciation (Depreciation) on Investments	Net Assets
BlackRock/Loomis Sayles Bond	$(70,291,116)	$2,791,240,892
BlackRock Low Duration Bond	(9,153,197)	510,198,208
Prudential Core Bond	213,290	669,417,087

Acquiring Portfolio	Net Assets
Core Fixed Income	$2,032,951,561

Assuming the acquisition had been completed on January 1, 2022, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2022 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized loss on investments (b)	Net decrease in net assets resulting from operations
Core Fixed Income	$117,051,146	$(1,025,948,926)	$(908,897,780)

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net investment income from the Merged Portfolios pre-merger as follows: BlackRock/Loomis Sayles Bond $4,492,587, BlackRock Low Duration Bond $452,470, Prudential Core Bond $1,627,605.

(b)

Net realized and unrealized loss on investments as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net realized and unrealized gain (loss) on investments from the Merged Portfolios pre-merger as follows: BlackRock/Loomis Sayles Bond $(102,467,058), BlackRock Low Duration Bond $(8,541,638) and Prudential Core Bond $(26,125,664).

Since both the Merged Portfolios and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolios that have been included in the Acquiring Portfolio’s Statement of Operations since February 11, 2022.

11. Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to each Portfolio.

In July 2023, the SEC adopted amendments to certain rules that govern money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended. These amendments, among other changes: (i) modify the existing liquidity fee framework for non-government money market funds; (ii) increase required weekly liquid asset and daily liquid asset minimums, effective April 2, 2024; (iii) require institutional prime and institutional tax-exempt money market funds to impose

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a mandatory liquidity fee when daily net redemptions exceed certain levels unless the amount of the fee determined by the fund is less than 0.01% of the value of the shares redeemed, effective October 2, 2024; and (iv) allow government money market funds and retail money market funds to engage in certain practices in order to maintain a stable net asset value in a negative interest rate environment. The Manager continues to evaluate the amendments to Rule 2a-7, including their impact, if any, to financial statement disclosures.

12. Subsequent Events

Effective as of January 3, 2024, the AST Bond Portfolio 2023 reached its intended maturity date. In accordance with its terms, the securities held by the AST Bond Portfolio 2023 were sold and all outstanding shares of beneficial interest of the Portfolio were redeemed by the separate accounts which owned the shares.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advanced Series Trust and Shareholders of each of the eighteen portfolios listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the portfolios indicated in the table below (eighteen of the portfolios constituting Advanced Series Trust, hereafter collectively referred to as the “Portfolios“) as of December 31, 2023, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein ended on or subsequent to December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2023, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein ended on or subsequent to December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Portfolio	Statements
AST Bond Portfolio 2023	Statements of operations for the year ended December 31, 2023 and statements of changes in net assets for each of the two years in the period ended December 31, 2023
AST Bond Portfolio 2024
AST Bond Portfolio 2025
AST Bond Portfolio 2026
AST Bond Portfolio 2027
AST Bond Portfolio 2028
AST Bond Portfolio 2029
AST Bond Portfolio 2030
AST Bond Portfolio 2031
AST Bond Portfolio 2032
AST Core Fixed Income Portfolio
AST Government Money Market Portfolio
AST High Yield Portfolio
AST Investment Grade Bond Portfolio
AST Multi-Sector Fixed Income Portfolio
AST Quantitative Modeling Portfolio
AST Bond Portfolio 2033

Statement of operations for the year ended

December 31, 2023 and statements of changes in net assets for the year ended December 31, 2023 and for the period January 3, 2022

(commencement of operations) through

December 31, 2022

AST Bond Portfolio 2034	Statements of operations and changes in net assets for the period January 3, 2023 (commencement of operations) through December 31, 2023

The financial statements of AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Core Fixed Income Portfolio, AST Government Money Market Portfolio, AST High Yield Portfolio, AST Investment Grade Bond Portfolio, AST Multi-Sector Fixed Income Portfolio and AST Quantitative Modeling Portfolio as of and for the year or period ended December 31, 2019 and the financial highlights for the period ended December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 14, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well

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as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 20, 2024

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

Information about the Board Members and the officers of the Trust is set forth below. Board members who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Board Members." Board Members who are deemed to be “interested persons” of the Trust are referred to as “Interested Board Members." The Board Members oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Board Members

Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service

Susan Davenport Austin 1967 No. of Portfolios Overseen: 60

Chief Financial Officer and Chief Operating Officer of Grace Church School (since September 2019); President, Candide Business Advisors, Inc. (since 2011); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014).

Director of NextEra Energy Partners, LP (NYSE: NEP) (since February 2015); Member of the Board of Directors, Hubbard Radio, LLC (since 2011); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; formerly Member of the Board of Directors, The MacDowell Colony (2010-2021).

Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 60

Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.

		Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 60

Chairman of the Board of Fellows of Weill Cornell Medicine (since 2014); Director of Apollo Global Management, Inc. (since 2022); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).

		Formerly Director of the Asia-Pacific Fund, Inc. (2006-2019); formerly Director of Sotheby’s (2014-2019) auction house and art-related finance.	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 60

Trinity Investors (since September 2014); formerly, Managing Director of Cappello Waterfield &Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P.Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns &Co., Inc. (financial services and investment banking institution) (1995-2008);formerly Associate Director of Equity Research, Bear Stearns &Co., Inc. (1987-1995).

		None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 60

Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018-June 2019);formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.

Board of Directors of Willis Towers Watson Public Limited Company (WTW) (since April 2023); Chairman of the Board of Auxadi Holdco, S.L. (since February 2022); Non-Executive Director of Auxadi Holdco, S.L (since November 2020); Non-Executive Director of Stout (since January 2020); formerly Non-Executive Director of Clyde &Co. (January 2020-June 2021); Formerly Non-Executive Chairman (September 2019-January 2021) of Litera Microsystems.

Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 60

Director of ICI Mutual Insurance Company (June 2020-June 2023; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.

		Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

D1

Independent Board Members

Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service

Thomas M. O’Brien 1950 No. of Portfolios Overseen: 60

Chairman, Chief Executive Officer and President of Sterling Bancorp (since June 2020); Chairman, Chief Executive Officer and President of Sterling Bank and Trust, F.S.B.; formerly Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (October 2018-March 2020); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Since July 2003

Interested Board Member

Timothy S. Cronin 1965 Number of Portfolios Overseen: 60

Vice President of Prudential Annuities (since May 2003); Senior Vice President of PGIM Investments LLC (since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since March 2006).

		None.	Since October 2009

Officers(a)

Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary

Chief Legal Officer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005
Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006
Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

D2

Officers(a)

Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since March 2021
Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023
Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.

Since June 2022
Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019
Elyse M. McLaughlin 1974 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019
Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014
Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

D3

Officers(a)

Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023
Alina Srodecka, CPA 1966 Assistant Treasurer

Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003 – May 2006); formerly Tax Manager at Deloitte &Touché (October 1997 – January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994 – May 1997).

Since June 2017

(a) Excludes Mr. Cronin, an Interested Board Member who also serves as President and Principal Executive Officer of the Trust.

Explanatory Notes to Tables:

Timothy S. Cronin is an Interested Board Member because he is an officer of the Trust and an officer of the Manager.

Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Board Members or Officers. The Independent Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Board Member.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America.

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Board Member. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Rock ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

D4

Appendix A — unaudited	December 31, 2023
AST Target Maturity Central Portfolio*

Investment Objective — The highest total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

Portfolio Holdings (As of 12/31/2023)

Types of Investments	% of Net Assets

Corporate Bonds	27.9%

U.S. Government Agency Obligations	27.8%

Asset-Backed	18.2%

Commercial Mortgage-Backed	16.8%

U.S. Treasury Obligations	2.5%

Residential Mortgage-Backed Securities	1.8%

Sovereign Bonds	1.8%

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets

Federal National Mortgage Assoc.	U.S. Government Agency Obligations	1.9%

Government National Mortgage Assoc.	U.S. Government Agency Obligations	1.2%

Morgan Stanley Bank of America Merrill Lynch Trust	Commercial Mortgage-Backed Securities	1.2%

Goldman Sachs Group, Inc. (The)	Corporate Bonds	1.0%

Federal Home Loan Mortgage Corp.	U.S. Government Agency Obligations	0.9%

Federal Home Loan Mortgage Corp.	U.S. Government Agency Obligations	0.9%

Federal National Mortgage Assoc.	U.S. Government Agency Obligations	0.9%

Morgan Stanley	Corporate Bonds	0.9%

BANK	Commercial Mortgage-Backed Securities	0.9%

Federal National Mortgage Assoc.	U.S. Government Agency Obligations	0.8%

Credit Quality**	% of Total Investments

AAA	33.7%

AA	32.8%

A	13.0%

BBB	15.9%

BB	0.3%

B	0.2%

NR	0.3%

Cash/Cash Equivalents	3.8%

Total Investments	100.0%

*The AST Target Maturity Central Portfolio is available for investment only by the Target Maturity Bond Portfolios. Additional information on the AST Target Maturity Central Portfolio (“Portfolio”) investment holdings can be found in the Portfolio’s shareholder reports filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR and in the Portfolio holdings filed quarterly on Form N-PORT, and are available at www.sec.gov/edgar.

**Credit quality ratings shown above reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch) if ratings differ. Where applicable, ratings are converted to the comparable S&P/Fitch rating category to illustrate credit rating breakdowns. These NRSROs are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Unrated investments do not necessarily indicate low credit quality. Ratings category may include derivative instruments that could have a negative value. Credit quality ratings are subject to change.

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges, and expenses of the portfolios and on the contracts and should be read carefully.

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the appropriate phone number listed below and on the website of the SEC at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling the appropriate phone number listed below, on the website of the SEC at www.sec.gov., and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the SEC a complete listing of portfolio holdings as of its first and third calendar quarter-end, which are publicly available on Form N-PORT. Form N-PORT is available on the SEC’s website at www.sec.gov or call (800) SEC-0330. Additionally, the Trust makes a complete listing of portfolio holdings as of its first and third calendar quarter-end available on its website listed above.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below.

Owners of Individual Annuity contracts should call (888)778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

Every year we will send you an updated summary prospectus. We will also send you or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report, and a semiannual report, which contain important financial information about the Portfolios.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semiannual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise. Householding is not yet available on all products. You should be aware that by calling (800) 778-2255, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2024 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-B

Advanced Series Trust

ANNUAL REPORT December 31, 2023
AST Advanced Strategies Portfolio AST Balanced Asset Allocation Portfolio AST Global Bond Portfolio AST Preservation Asset Allocation Portfolio AST Prudential Growth Allocation Portfolio

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2023

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments, Financial Statements, and Financial Highlights

	Glossary	A1

	AST Advanced Strategies Portfolio	A3

	AST Balanced Asset Allocation Portfolio	A36

	AST Global Bond Portfolio	A110

	AST Preservation Asset Allocation Portfolio	A176

	AST Prudential Growth Allocation Portfolio	A245

Section B	Notes to Financial Statements

Section C	Report of Independent Registered Public Accounting Firm

Section D	Information about Board Members and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2023

∎	DEAR CONTRACT OWNER:

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin
President,
Advanced Series Trust	January 31, 2024

Market Overview — unaudited	Annual Report	December 31, 2023

Equity Market Overview

Easing inflationary pressures, hopes for central bank interest rate cuts, and artificial intelligence (AI) excitement helped drive equity returns sharply higher in 2023. Markets rose despite several headwinds, including the failure of several high-profile banks in the spring and Hamas’ attack on Israel in October. Anticipation of a rate-cut pivot pushed the 10-year US Treasury yield lower, which helped bond markets post gains for the first time in two years. Conversely, oil and gas prices retreated based on fears of oversupply.

Equities rally worldwide during the year

US equities were led by the tech-heavy Nasdaq Composite, which soared 43.42%. The large-cap S&P 500 Index advanced 26.29%, and the broad-based Russell 3000 Index added 25.96%. Stocks gained internationally as well, with the MSCI ACWI Ex-US Index—a gauge of stock performance in developed and emerging markets outside the US—gaining 15.62%. (Performance is based on net returns in US dollars unless stated otherwise and assumes reinvestment of dividends.)

Rate-cut expectations drove market sentiment

The US Federal Reserve (the Fed) hiked the federal funds rate four times in 2023 but paused at its September Federal Open Market Committee (FOMC) meeting. Market enthusiasm spiked in December when the Fed held interest rates steady for the third consecutive FOMC meeting. After the December meeting, Fed Chairman Jerome Powell noted that rates were “likely at or near peak,” and the Fed signaled the potential for several rate cuts in 2024.

During the year, inflation trended lower while still remaining above the Fed’s 2% target. Gross domestic product gained steadily in both the first and second quarters, followed by faster-than-expected growth in the third quarter.

Generative AI boosts US technology stocks

Enthusiasm over generative AI and its implications for both labor and operational efficiencies drove US stock market gains during the year. The market capitalization of NVIDIA Corp., maker of an overwhelming majority of the chips needed for generative AI programs, surged to over $1 trillion. In all, seven mega-tech companies—Apple, Inc., Alphabet, Inc., Microsoft Corp., Amazon.com, Inc., Meta Platforms, Inc., Tesla, Inc.,and NVIDIA Corp. (also known as the Magnificent Seven)—accounted for most of the S&P 500 Index’s positive returns in 2023.

Fueled by technology stocks, growth equities handily outperformed value equities. During the year, the Russell 1000 Growth Index surged 42.68%, significantly higher than the 11.46% gain of the Russell 1000 Value Index. The Russell Midcap Index rose 17.23%, and the small-cap Russell 2000 Index added 16.93%.

Financials gain despite rising rates and bank failures

While financial services stocks ultimately ended the year higher, challenges proliferated as bank profit margins were squeezed by higher interest rates and elevated borrowing costs. Higher rates prompted concerns about liquidity, which then led to several bank runs. Over the course of a few weeks in the spring, the deposits of Silicon Valley Bank Group, Signature Bank, and First Republic Bank were all seized by the Federal Deposit Insurance Corporation, significantly impacting other regional banking stocks. Fears also spread to Europe as the 167-year-old Credit Suisse AG suffered a similar demise before it was absorbed by its rival UBS Group AG.

Oil and gas prices plummet

Despite increasing geopolitical strife in the Middle East and the continuation of the Russia-Ukraine war, oil prices fell during the year. Fears of oversupply weighed on markets, combined with a weaker-than-expected recovery in China. Natural gas prices experienced double-digit losses on record production, higher supply inventories, and a warm start to winter in the northern hemisphere.

Developed markets rally

European equities rose as inflation cooled during 2023. However, unlike the Fed in the United States, neither the European Central Bank nor the Bank of England gave any indication of potential interest rate cuts in 2024. Macroeconomic data in the region remained uncertain.

Japan’s negative interest rate policy, which has been in place since 2016, continued even as inflation remained above the Bank of Japan’s 2% target. The Bank of Japan maintained its conservative guidance, although indications surfaced that it would begin adjusting its ultra-loose monetary policy. Japanese stocks posted solid gains into year-end, helped by better earnings and corporate governance reform.

Developed equity markets outside the US and Canada, as measured by the MSCI EAFE Index, rose 18.85% during the year, while the MSCI Europe Index gained 19.89% and the MSCI Japan Index soared 20.32%.

Market Overview — unaudited (continued)	Annual Report	December 31, 2023

Emerging-market stocks trail as China’s recovery disappoints

Emerging-market stocks gained but underperformed their developed-market peers. The year began with strong hopes for a recovery in China as the country lifted its zero-COVID policy. When that optimism faded following the policy change, confidence waned and pushed down the value of stocks in China. Meanwhile, Indian stocks posted strong returns on bullish sentiment due to solid economic growth and robust international investments.

In Latin America, Mexico’s central bank said interest rate cuts were possible in early 2024 and revised its inflation and growth forecast for the year, while Brazil began its monetary policy easing during the summer. In Argentina, newly elected President Javier Milei lifted the value of stocks with his ideas for economic reform.

Fixed Income Market Overview

After a dismal bond market performance for most of 2023, strong rallies in November and December lifted fixed income prices. The potential end of central bank interest rate hikes and the growing possibility of rate cuts in 2024 were the driving forces behind the renewed strength in bonds.

The rally in bond prices pushed the US 10-year Treasury yield from 5.0% to below 4.0% in a matter of weeks, and the yield ultimately ended the year at 3.88%. (Yields move inversely to prices.) Bonds registered their first gain in two years, with the Bloomberg US Aggregate Bond Index gaining 5.53%. Bonds issued by the US government and indexed to inflation, or Treasury inflation-protected securities (TIPS), added 3.90% per the Bloomberg US TIPS Index.

High yield bonds (i.e., debt rated below investment grade) were the standout performers, rising 13.46%, as measured by the Bloomberg US Corporate High Yield Index. Emerging-market debt, based on the J.P. Morgan EMBI Global Diversified Index, also posted solid gains, up 11.09%. (All returns cited are in US dollars unless stated otherwise.)

Central bankers turn dovish

The year began with consistently hawkish comments from developed-market central banks and continued interest rate hikes. (A hawkish view signals a tighter monetary policy supported by the potential for higher rates. A dovish view signals the potential for a looser monetary policy supported by holding rates steady or lowering them.) Over the reporting period, the Federal Reserve (the Fed) raised rates by an additional 100 basis points. (One basis point equals 0.01%.)

While remaining above the Fed’s 2% target, inflation began to cool in the second half of 2023. Slowing pricing pressures prompted the Fed to pause interest rate hikes at its September Federal Open Market Committee (FOMC) meeting, and it held rates steady through the end of the year. The pause lifted market expectations that the Fed was likely done hiking and increased hopes for future rate cuts. After the December FOMC meeting, Fed Chairman Jerome Powell noted that rates were “likely at or near peak,” and the Fed signaled the potential for several rate cuts in 2024.

The European Central Bank (ECB) also paused interest rate hikes at its October meeting amid a cooling inflation environment. However, ECB officials stated that any hope of rate cuts would be “premature” and that the fight against inflation would continue. Despite a rising inflation trend, the Bank of Japan maintained its negative interest rate policy. However, the Bank of Japan began to loosen its grip on long-term interest rates, and signs emerged of a possible end to the country’s ultra-loose monetary policy.

Investors hope for a soft landing

The US economy proved resilient, as gross domestic product showed better-than-expected real growth in 2023, buoyed by strength in manufacturing and robust (albeit moderating) consumer spending, particularly on travel and entertainment. With inflation cooling and employment growth slowing, investors’ anticipation of a soft landing increased. (A soft landing refers to the central bank tightening monetary policy enough to slow the economy and lower inflation without causing a recession.)

Treasury yields spike but end the year unchanged

Throughout 2023, yields on short-term US Treasuries were higher than those of longer-dated issues, referred to as yield curve inversion. (Typically, longer-term issues command a higher yield than shorter issues.) While the yield curve inversion continued into year-end, interest rates started to normalize.

The 10-year US Treasury yield began the year at 3.88%, spiked as high as 5% in October, only to end the year back at 3.88%. This drop in yields helped the US Treasury market post its first annual gain since 2020. Short-maturity yields, which are more sensitive to changes in monetary policy, declined the most during the year.

Government bonds in the United Kingdom, Germany, and Japan followed a similar path, with 10-year yields retreating from highs earlier in the year.

Credit spreads widen

Spreads and yields tightened into year-end as risk assets benefited from easing pricing pressures, better-than-feared third-quarter corporate earnings, and expectations that the Fed would pivot to interest rate cuts sometime in 2024. (Risk assets generally refer to assets that potentially have a significant

Market Overview — unaudited (continued)	Annual Report	December 31, 2023

degree of price volatility, such as equities, high yield bonds, real estate, and currencies.) These solid fundamentals helped US investment-grade corporate spreads tighten. US high yield bonds rallied strongly amid lower new issuances, resilient economic data, and an ongoing supply deficit.

Emerging-market bond performance varies by region

Emerging-market bonds delivered positive returns in US dollar terms but underperformed their developed-market bond peers. Similar to equities, performance diverged by region. Latin America was the strongest performer, as local-currency bonds benefited from strong domestic economies. Asian bonds had a more mixed performance, as China’s economic headwinds and geopolitical tensions impacted the country’s sovereign bonds. Geopolitical strife caused bonds in emerging-market Europe, the Middle East, and Africa to lag.

AST Advanced Strategies Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	14.48%	7.94%	6.33%
Blended Index (prior to 12/11/23)*	16.57	9.09	6.82
Blended Index (effective 12/11/23)*	16.47	9.13	6.76
S&P 500 Index	26.29	15.69	12.03

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST Advanced Strategies Portfolio returned 14.48%. The Portfolio underperformed both its Blended Indexes and the S&P 500 Index.

*Note: Prior to December 11, 2023, the Portfolio’s custom blended index consisted of the Russell 3000 Index (40%), MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (20%), Bloomberg Global Aggregate US Dollar Hedged Index (30%), and the Custom Extended Markets Index (10%). The Custom Extended Markets Index was comprised of equal weightings of the Bloomberg US TIPS Index, Bloomberg Commodity Index Total Return, and Wilshire US REIT Total Return Index. Effective December 11, 2023, the Portfolio’s custom blended index consists of the Russell 3000 Index (40%), MSCI Europe, Australasia and the Far East (EAFE) Index (20%), Bloomberg US Aggregate Index (25%), Wilshire US REIT Total Return Index (3.33%), Bloomberg US TIPs Index (3.33%), Bloomberg Commodity Total Return Index (3.33%), and ICE BofA Three-month US Treasury Bill Index (5%).

What were the market conditions during the reporting period?

Investors began calendar year 2023 (the reporting period) with fears that aggressive interest rate hikes by the US Federal Reserve (the Fed) would tip the US economy into a recession. However, the economy proved more resilient than expected, as inflation pressures eased and the Fed signaled at the end of the reporting period that it was poised to pivot from interest rate hikes to interest rate cuts in 2024. As a result, recession fears gave way to increased optimism that policymakers could pull off a soft landing, which the Portfolio managers believe helped fuel the outperformance of risk assets. (A soft landing refers to the central bank tightening monetary policy to fight inflation without causing a recession.) (Risk assets generally refer to assets that potentially have a significant degree of price volatility, such as equities, high yield bonds, real estate, and currencies.)

Following steep losses in the prior reporting period, US equities rebounded sharply in the reporting period, with the S&P 500 Index gaining 26.29% and finishing just shy of its all-time high. Growth stocks performed particularly well. The Russell 1000 Growth Index soared 42.68%, which was buoyed by a technology sector that gained over 50% due in part to growing optimism over the earnings potential of artificial intelligence. Defensive areas of the equity market, such as consumer staples and utilities, underperformed. Small-cap stocks lagged large-cap stocks but still produced solid gains, with the Russell 2000 Index adding 16.93%.

International developed equities performed well, with the MSCI EAFE Index (GD) rising 18.85% in the reporting period. However, these equities underperformed the US market, where the S&P 500 Index rose 26.29%, benefiting from top-performing technology stocks. At the country level, the United Kingdom underperformed the broad European area and Japan. Emerging market equities lagged their developed market counterparts, with the MSCI Emerging Market Index (GD) gaining a more muted 10.27%. China continued to be a key detractor, producing negative returns for the third straight year as economic growth lagged expectations.

Rate markets were choppy during the reporting period. Global government bond yields were volatile, rising for much of the reporting period only to fall sharply near the end. The US 10-year Treasury yield finished the reporting period exactly where it started, at 3.88%, after flirting with 5% just a few months earlier. Credit spreads tightened along with falling recession odds.

Bonds rebounded during the reporting period. The Bloomberg US Aggregate Bond Index rose 5.53%, the Bloomberg Global Aggregate Bond Index increased 5.71%, and the Bloomberg US High Yield Index gained 13.46%.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Advanced Strategies Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio’s domestic large-cap growth allocation contributed positively to performance during the reporting period, as the Russell 1000 Growth Index outperformed the Russell 3000 Index by a wide margin. A relative overweight position to the MSCI EAFE Value Index added positively to performance, as value slightly outperformed growth in the international equity space. An overweight allocation to cash and lower-duration bonds was a positive contributor in the fixed income segment.

The Portfolio’s subadvisors, in aggregate, added positively to performance during the reporting period. Solid performance within the Portfolio’s two fixed income sleeves was the primary positive contributor to results. The T. Rowe Price large-cap growth sleeve also contributed positively for a portion of the reporting period, as it outperformed its benchmark, the Russell 1000 Growth Index, by a wide margin. At the end of the reporting period, the Portfolio no longer held a position in the T. Rowe Price large-cap growth sleeve.

In the aggregate, tactical allocation decisions detracted from the Portfolio’s performance during the reporting period. A defensive posture also negatively contributed to the Portfolio’s performance for a portion of the reporting period, as risk was rewarded throughout most of the reporting period, while the William Blair International Growth sleeve also hurt performance. At the end of the reporting period, the Portfolio no longer held a position in the William Blair sleeve.

During the reporting period, several of the Portfolio’s subadvisors used derivatives to gain certain market exposures and provide liquidity to shareholders. In general, bond sleeves used derivatives such as interest rate swaps, futures, options, and swaptions (i.e., options on interest rate swaps) to gain interest rate and inflation exposures to various countries. Alternative strategy sleeves used derivatives to produce uncorrelated sources of market exposure, such as using currency forwards or futures contracts to replicate the exposures of a universe of hedge funds or as half of an arbitrage position to hedge another position in a sleeve. During the reporting period, the use of derivatives did not have a material impact on the Portfolio’s performance.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Advanced Strategies (As of 12/31/2023)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
AST PGIM Fixed Income Central Portfolio	Fixed Income	8.6%
AST Global Bond Portfolio	International Fixed Income	5.4%
AST Large-Cap Growth Portfolio	Domestic Equity	3.0%
AST Large-Cap Value Portfolio	Domestic Equity	2.9%
U.S. Treasury Notes, 1.125%, 02/28/27	U.S. Treasury Obligations	1.5%
Microsoft Corp.	Software	1.5%
Apple, Inc.	Technology Hardware, Storage & Peripherals	1.5%
AST Small-Cap Growth Portfolio	Domestic Equity	1.2%
AST Small-Cap Value Portfolio	Domestic Equity	1.0%
Amazon.com, Inc.	Broadline Retail	0.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Balanced Asset Allocation Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	15.77%	7.86%	6.14%
Blended Index	16.70	8.96	7.00
S&P 500 Index	26.29	15.69	12.03

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST Balanced Asset Allocation Portfolio returned 15.77%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Investors began calendar year 2023 (the reporting period) with fears that aggressive interest rate hikes by the US Federal Reserve (the Fed) would tip the US economy into a recession. However, the economy proved more resilient than expected, as inflation pressures eased and the Fed signaled at the end of the reporting period that it was poised to pivot from interest rate hikes to interest rate cuts in 2024. As a result, recession fears gave way to increased optimism that policymakers could pull off a soft landing, which the Portfolio managers believe helped fuel the outperformance of risk assets. (A soft landing refers to the central bank tightening monetary policy to fight inflation without causing a recession.) (Risk assets generally refer to assets that potentially have a significant degree of price volatility, such as equities, high yield bonds, real estate, and currencies.)

Following steep losses in the prior reporting period, US equities rebounded sharply in the reporting period, with the S&P 500 Index gaining 26.29% and finishing just shy of its all-time high. Growth stocks performed particularly well. The Russell 1000 Growth Index soared 42.68%, which was buoyed by a technology sector that gained over 50% due in part to growing optimism over the earnings potential of artificial intelligence. Defensive areas of the equity market, such as consumer staples and utilities, underperformed. Small-cap stocks lagged large-cap stocks but still produced solid gains, with the Russell 2000 Index adding 16.93%.

International developed equities performed well, with the MSCI EAFE Index (GD) rising 18.85% in the reporting period. However, these equities underperformed the US market, where the S&P 500 Index rose 26.29%, benefiting from top-performing technology stocks. At the country level, the United Kingdom underperformed the broad European area and Japan. Emerging market equities lagged their developed market counterparts, with the MSCI Emerging Market Index (GD) gaining a more muted 10.27%. China continued to be a key detractor, producing negative returns for the third straight year as economic growth lagged expectations.

Rate markets were choppy during the reporting period. Global government bond yields were volatile, rising for much of the reporting period only to fall sharply near the end. The US 10-year Treasury yield finished the reporting period exactly where it started, at 3.88%, after flirting with 5% just a few months earlier. Credit spreads tightened along with falling recession odds.

Bonds rebounded during the reporting period. The Bloomberg US Aggregate Bond Index rose 5.53%, the Bloomberg Global Aggregate Bond Index increased 5.71%, and the Bloomberg US High Yield Index gained 13.46%.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, tactical shifts in international equity exposure contributed positively to the Portfolio’s performance. A general underweight position in fixed income also positively contributed to relative performance as stocks strongly outperformed bonds. US Treasury bond exposure via future positions in the overlay sleeve helped performance, especially during the fourth quarter when interest rates fell drastically.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Balanced Asset Allocation Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

In the aggregate, the Portfolio’s subadvisors added positively to performance during the reporting period. The PGIM Core Plus Bond sleeve added the most value, with an overweight allocation to fixed income risk assets throughout the year being rewarded in part due to historically high yields. In addition, the Portfolio’s active large-cap core equity segment contributed to performance, most notably the Jennison Disciplined Equity and JP Morgan Large Cap Core Equity sleeves.

Tactical asset allocation negatively contributed to the Portfolio’s performance during the reporting period. A cautious stance early in the reporting period, with a general underweight to domestic equities, detracted from performance. Cash exposure was the largest drag to relative performance, underperforming the Portfolio’s assigned performance index, the Blended Index, for the reporting period. An out-of-index position in commodities (via an overlay position in a Bloomberg Commodity Index Total Return swap) negatively impacted the Portfolio’s relative performance. An out-of-index position in natural resource stocks was also a drag on returns. The Clearbridge and Jennison dividend growth sleeves also detracted from performance. These sleeves invest in companies that consistently increase their dividends, and positions in the stocks of such companies underperformed more speculative stocks during the reporting period.

Several of the Portfolio’s subadvisors used derivatives during the reporting period to gain certain market exposures and provide liquidity to shareholders. PGIM Quantitative Solutions manages an active overlay of the Portfolio that used derivatives. This overlay was used to manage cash flows and provide liquidity for the Portfolio. Index futures (a form of derivative security) were used to provide this liquidity and were not designed to add value to the Portfolio. The use of derivatives did not have a material impact on the Portfolio’s performance during the reporting period.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Balanced Asset Allocation (As of 12/31/2023)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
AST PGIM Fixed Income Central Portfolio	Fixed Income	15.5%
AST Large-Cap Growth Portfolio	Domestic Equity	4.5%
Microsoft Corp.	Software	2.1%
AST Large-Cap Value Portfolio	Domestic Equity	2.0%
Apple, Inc.	Technology Hardware, Storage & Peripherals	1.9%
AST Small-Cap Value Portfolio	Domestic Equity	1.2%
iShares Core U.S. Aggregate Bond ETF	Unaffiliated Exchange-Traded Funds	1.1%
AST Small-Cap Growth Portfolio	Domestic Equity	1.1%
Amazon.com, Inc.	Internet & Direct Marketing Retail	1.0%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	0.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Global Bond Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	6.29%	0.56%	1.48%
Bloomberg Global Aggregate USD Hedged Index	7.15	1.40	2.01

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 07/13/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST Global Bond Portfolio returned 6.29%. The Portfolio underperformed the Bloomberg Global Aggregate USD Hedged Index.

What were the market conditions during the reporting period?

Investors entered calendar year 2023 (the reporting period) with fears that interest rate hikes by global central banks looking to rein in inflation would ultimately tip some of the major developed economies into a recession. However, the global economy proved more resilient than expected. Risk sentiment improved markedly in the fourth quarter, as several central banks signaled they may be nearing the end of their interest-rate-hike campaigns.

Rate markets were choppy during the reporting period. Global government bond yields were volatile, rising for much of the reporting period only to fall sharply near the end. The US 10-year Treasury yield finished the reporting period exactly where it started, at 3.88%, after flirting with 5% just a few months earlier. Credit spreads tightened along with falling recession odds.

Bonds rebounded during the reporting period. The Bloomberg US Aggregate Bond Index rose 5.53%, the Bloomberg Global Aggregate Bond Index increased 5.71%, and the Bloomberg US High Yield Index gained 13.46%.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio’s cross-sector strategy and credit selection were the primary positive contributors to performance. Success in the sector allocation strategy was driven by an overweight allocation to collateralized loan obligations and investment-grade credit beta, as well as a marginal overweight position to high yield corporate credit. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.) Credit spreads tightened in these sectors over the reporting period, as risk assets were supported by strength in the US economy, particularly the labor market, and news of disinflation toward the latter part of the reporting period. (Risk assets generally refer to assets that potentially have a significant degree of price volatility, such as equities, high yield bonds, real estate, and currencies.) Credit selection strategies also benefited the Portfolio’s performance, with broad-based positive returns from security selection across emerging market debt, securitized debt, government debt, and credit markets.

The Portfolio’s duration strategy detracted from the Portfolio’s performance during the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) A conservative move to an overweight duration position in the United States in the beginning of the second quarter (following the failure of Silicon Valley Bank and Signature Bank) was one of the main detractors from performance. The Portfolio managers believe the market quickly looked past these concerns, instead focusing on the resilience of the economy, and interest rates soon moved higher. An underweight duration position in Europe (during the latter half of the second quarter) was similarly negative. A weaker-than-expected German economy, initially in manufacturing and later in servicing, contributed to the duration underweight and resulting relative underperformance. Underweight exposure to Japanese rates also detracted from the Portfolio’s performance as the Bank of Japan (BoJ) maintained its ultra-loose monetary policy.

The Portfolio’s country strategy was positive for the reporting period. An overweight allocation to the United Kingdom (UK) versus European rates one of the main drivers of performance. Terminal interest rate pricing in the UK eased, which caused interest rates to normalize as inflation and growth data showed signs of easing in the second half of the reporting period. An underweight allocation to Australian interest rates contributed to performance following the Reserve Bank of Australia’s interest rate hike of 25 basis points at its November meeting and its hawkish commentary about the persistence

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Global Bond Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

of inflation and its robust economy. (One basis point equals 0.01%.) (A hawkish signal indicates the potential for a tighter monetary policy supported by higher interest rates, which is the opposite of dovish.) An underweight allocation to China detracted from performance, as interest rates rallied over the first half of the reporting period amid the faltering economic recovery, with the People’s Bank of China maintaining an easing bias. In the third quarter, Chinese government bonds also outperformed many global peers on a hedged-to-US-dollar basis.

In the aggregate, the Portfolio’s currency strategies detracted from performance during the reporting period. The primary detractor was an underweight allocation to the US dollar relative to G10 currencies, in particular to the Japanese yen. (G10 currencies are 10 of the most heavily traded and liquid currencies in the world.) The US economy proved more resilient than expected, and the BoJ maintained its ultra-loose monetary policy despite some evidence of sustainable inflation. Overweight allocations to the Norwegian krone, Japanese yen, and South African rand, as well as an underweight allocation to the Korean won, also hurt relative performance.

Derivatives were held in the Portfolio throughout the reporting period, primarily to manage interest rate risk and to gain exposure more efficiently to certain sectors. The types of derivatives held included forwards (currency), futures, options (swaptions), and swaps (basis swaps, interest rate swaps, and credit default swaps). The Portfolio’s derivative holdings had a minor effect on the Portfolio’s performance during the reporting period.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Global Bond (As of 12/31/2023)

Credit Quality	% of Total Investments
AAA	20.2%
AA	37.0%
A	16.1%
BBB	20.5%
BB	1.5%
B	0.4%
CCC and Below	0.1%
NR	7.2%
Cash/Cash Equivalents	-3.0%
Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Preservation Asset Allocation Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	11.78%	4.63%	4.14%
Blended Index	11.96	5.74	4.90
S&P 500 Index	26.29	15.69	12.03

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST Preservation Asset Allocation Portfolio returned 11.78%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Investors began calendar year 2023 (the reporting period) with fears that aggressive interest rate hikes by the US Federal Reserve (the Fed) would tip the US economy into a recession. However, the economy proved more resilient than expected, as inflation pressures eased and the Fed signaled at the end of the reporting period that it was poised to pivot from interest rate hikes to interest rate cuts in 2024. As a result, recession fears gave way to increased optimism that policymakers could pull off a soft landing, which the Portfolio managers believe helped fuel the outperformance of risk assets. (A soft landing refers to the central bank tightening monetary policy to fight inflation without causing a recession.) (Risk assets generally refer to assets that potentially have a significant degree of price volatility, such as equities, high yield bonds, real estate, and currencies.)

Following steep losses in the prior reporting period, US equities rebounded sharply in the reporting period, with the S&P 500 Index gaining 26.29% and finishing just shy of its all-time high. Growth stocks performed particularly well. The Russell 1000 Growth Index soared 42.68%, which was buoyed by a technology sector that gained over 50% due in part to growing optimism over the earnings potential of artificial intelligence. Defensive areas of the equity market, such as consumer staples and utilities, underperformed. Small-cap stocks lagged large-cap stocks but still produced solid gains, with the Russell 2000 Index adding 16.93%.

International developed equities performed well, with the MSCI EAFE Index (GD) rising 18.85% in the reporting period. However, these equities underperformed the US market, where the S&P 500 Index rose 26.29%, benefiting from top-performing technology stocks. At the country level, the United Kingdom underperformed the broad European area and Japan. Emerging market equities lagged their developed market counterparts, with the MSCI Emerging Market Index (GD) gaining a more muted 10.27%. China continued to be a key detractor, producing negative returns for the third straight year as economic growth lagged expectations.

Rate markets were choppy during the reporting period. Global government bond yields were volatile, rising for much of the reporting period only to fall sharply near the end. The US 10-year Treasury yield finished the reporting period exactly where it started, at 3.88%, after flirting with 5% just a few months earlier. Credit spreads tightened along with falling recession odds.

Bonds rebounded during the reporting period. The Bloomberg US Aggregate Bond Index rose 5.53%, the Bloomberg Global Aggregate Bond Index increased 5.71%, and the Bloomberg US High Yield Index gained 13.46%.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, tactical shifts in international equity exposure contributed to the Portfolio’s performance. A general underweight position in fixed income also positively contributed to relative performance as stocks strongly outperformed bonds. US Treasury bond exposure via future positions in the overlay sleeve helped performance, especially during the fourth quarter when interest rates fell drastically.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Preservation Asset Allocation Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

In the aggregate, the Portfolio’s subadvisors added positively to performance during the reporting period. The PGIM Core Plus Bond sleeve added the most value, with an overweight allocation to fixed income risk assets throughout the reporting period being rewarded in part due to historically high yields. In addition, the Portfolio’s active large-cap core equity segment positively contributed during the reporting period, most notably the Jennison Disciplined Equity and JP Morgan Large Cap Core Equity sleeves.

Tactical asset allocation negatively contributed to the Portfolio’s performance during the reporting period. A cautious stance early in the reporting period, with a general underweight to domestic equities, detracted from performance. Cash exposure was the largest drag to relative performance, underperforming the Portfolio’s assigned performance index, the Blended Index, for the reporting period. An out-of-index position in commodities (via an overlay position in a Bloomberg Commodity Index total return swap) negatively impacted the Portfolio’s relative performance. An out-of-index position in natural resource stocks was also a drag on returns. The Clearbridge and Jennison dividend growth sleeves also detracted from performance. These sleeves invest in companies that consistently increase their dividends, and positions in the stocks of such companies underperformed more speculative stocks during the reporting period.

Several of the Portfolio’s subadvisors used derivatives during the reporting period to gain certain market exposures and provide liquidity, including index futures. PGIM Quantitative Solutions manages an active overlay of the Portfolio that used derivatives to manage cash flows and provide liquidity for the Portfolio. The use of derivatives did not have a material impact on the Portfolio’s performance during the reporting period.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Preservation Asset Allocation (As of 12/31/2023)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
AST PGIM Fixed Income Central Portfolio	Fixed Income	26.8%
AST Large-Cap Growth Portfolio	Domestic Equity	2.3%
iShares Core U.S. Aggregate Bond ETF	Unaffiliated Exchange-Traded Funds	1.6%
AST Large-Cap Value Portfolio	Domestic Equity	1.1%
Microsoft Corp.	Software	1.1%
Apple, Inc.	Technology Hardware, Storage & Peripherals	1.0%
iShares Russell 1000 Growth ETF	Unaffiliated Exchange-Traded Funds	0.8%
iShares Core S&P 500 ETF	Unaffiliated Exchange-Traded Funds	0.7%
U.S. Treasury Bonds, 1.750%, 08/15/41	U.S. Treasury Obligations	0.7%
AST Small-Cap Value Portfolio	Domestic Equity	0.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Prudential Growth Allocation Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	18.06%	7.27%	6.17%
Blended Index	18.56	10.15	7.75
S&P 500 Index	26.29	15.69	12.03

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST Prudential Growth Allocation Portfolio returned 18.06%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Investors began calendar year 2023 (the reporting period) with fears that aggressive interest rate hikes by the US Federal Reserve (the Fed) would tip the US economy into a recession. However, the economy proved more resilient than expected, as inflation pressures eased and the Fed signaled at the end of the reporting period that it was poised to pivot from interest rate hikes to interest rate cuts in 2024. As a result, recession fears gave way to increased optimism that policymakers could pull off a soft landing, which the Portfolio managers believe helped fuel the outperformance of risk assets. (A soft landing refers to the central bank tightening monetary policy to fight inflation without causing a recession.) (Risk assets generally refer to assets that potentially have a significant degree of price volatility, such as equities, high yield bonds, real estate, and currencies.)

Following steep losses in the prior reporting period, US equities rebounded sharply in the reporting period, with the S&P 500 Index gaining 26.29% and finishing just shy of its all-time high. Growth stocks performed particularly well. The Russell 1000 Growth Index soared 42.68%, which was buoyed by a technology sector that gained over 50% due in part to growing optimism over the earnings potential of artificial intelligence. Defensive areas of the equity market, such as consumer staples and utilities, underperformed. Small-cap stocks lagged large-cap stocks but still produced solid gains, with the Russell 2000 Index adding 16.93%.

International developed equities performed well, with the MSCI EAFE Index (GD) rising 18.85% in the reporting period. However, these equities underperformed the US market, where the S&P 500 Index rose 26.29%, benefiting from top-performing technology stocks. At the country level, the United Kingdom underperformed the broad European area and Japan. Emerging market equities lagged their developed market counterparts, with the MSCI Emerging Market Index (GD) gaining a more muted 10.27%. China continued to be a key detractor, producing negative returns for the third straight year as economic growth lagged expectations.

Rate markets were choppy during the reporting period. Global government bond yields were volatile, rising for much of the reporting period only to fall sharply near the end. The US 10-year Treasury yield finished the reporting period exactly where it started, at 3.88%, after flirting with 5% just a few months earlier. Credit spreads tightened along with falling recession odds.

Bonds rebounded during the reporting period. The Bloomberg US Aggregate Bond Index rose 5.53%, the Bloomberg Global Aggregate Bond Index increased 5.71%, and the Bloomberg US High Yield Index gained 13.46%.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio’s subadvisors overall contributed to performance during the reporting period. The Jennison Large Cap Growth and Jennison International Opportunities sleeves were meaningful contributors to performance, with growth outpacing value. Among the Portfolio’s large-cap core equity sleeves, both the PGIM QS Large Cap Core and Jennison Disciplined Equity sleeves added to performance. Within the fixed income segment of the Portfolio, the PGIM Fixed Income Core Plus Bond and Global Bond sleeves both added to performance as central banks paused on interest rate hikes during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Prudential Growth Allocation Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

Overall, tactical asset allocation negatively impacted Portfolio performance during the reporting period. The largest detractor came from the Portfolio’s overweight allocation to “safe” assets, specifically cash, relative to equities. (Safe assets generally do not carry high risk of loss across all types of market cycles.) An emphasis on value stocks in the first half of the reporting period negatively contributed to results, as growth equities significantly outperformed value equities. Out-of-index exposures to emerging market equities and real estate also detracted from performance. A position in commodities was also a small detractor but was closed out during the first quarter. Exposure to global fixed income offset some of the negative impact as interest rates rose domestically during the reporting period.

During the reporting period, the Portfolio used interest rate swaps, forwards, and options to help manage duration, yield curve exposure, and interest rate risk. The use of these derivative instruments by the Portfolio was intended to manage risk and express tactical views. The Portfolio continued to use equity futures during the reporting period to fulfill exposure to its equity benchmarks, and it used Treasury futures of varying maturities to gain liquid exposure to fixed income. In addition, the Portfolio utilized these derivatives to shorten the overall fixed income duration in the first half of the reporting period in an effort to offset the large drawdowns seen in bonds from rising interest rates. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) In the fourth quarter, the Portfolio’s duration was extended to slightly above its assigned performance index, the Blended Index, a timely move that benefited from a strong bond market rally in December.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Prudential Growth Allocation (As of 12/31/2023)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
AST PGIM Fixed Income Central Portfolio	Fixed Income	10.8%
Microsoft Corp.	Software	2.5%
Apple, Inc.	Technology Hardware, Storage & Peripherals	2.1%
iShares Core U.S. Aggregate Bond ETF	Unaffiliated Exchange-Traded Funds	1.9%
Amazon.com, Inc.	Broadline Retail	1.5%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	1.2%
iShares Core S&P 500 ETF	Unaffiliated Exchange-Traded Funds	1.2%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	0.9%
Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	0.8%
Tesla, Inc.	Automobiles	0.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2023

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees expenses or sales charges. Investors cannot invest directly in a market index.

AST Advanced Strategies Portfolio Blended Index (prior to 12/11/23) consists of the Russell 3000® Index (40%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Global Aggregate Bond US Hedged Index (30%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Bloomberg US Tips Index (3.33%), an unmanaged market capitalization-weighted index, Bloomberg Commodity Index (3.33%), an unmanaged highly liquid and diversified benchmark for commodity investments, Wilshire US REIT Total Return Index (3.33%), an unmanaged index that is more reflective of real estate held by pension funds and are unencumbered by the limitations of other appraisal-based indexes.

AST Advanced Strategies Portfolio Blended Index (effective 12/11/23) consists of the Russell 3000® Index (40%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Global Aggregate Bond US Hedged Index (25%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Bloomberg US Tips Index (3.33%), an unmanaged market capitalization-weighted index, Bloomberg Commodity Index (3.33%), an unmanaged highly liquid and diversified benchmark for commodity investments, Wilshire US REIT Total Return Index (3.33%), an unmanaged index that is more reflective of real estate held by pension funds and are unencumbered by the limitations of other appraisal-based indexes. (5%) ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month.

AST Balanced Asset Allocation Portfolio Blended Index consists of the Russell 3000 Index (48%), an unmanaged market cap weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.
AST Preservation Asset Allocation Portfolio Blended Index consists of the Russell 3000 Index (28%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg US Aggregate Bond Index (65%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (7%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST Prudential Growth Allocation Portfolio Blended Index consists of the Russell 3000 Index (55%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg US Aggregate Bond Index (30%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

Bloomberg Global Aggregate USD Hedged Index is a measure of global investment grade debt from twenty-four different local currency markets. This multicurrency benchmark includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging market issuers.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Advanced Series Trust Benchmark Glossary — unaudited (continued)	December 31, 2023

The S&P 500 index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

ICE BOFA IS LICENSING THE BOFA INDICES “AS IS, “MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THERE FROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2023

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Advanced Strategies	Actual	$1,000.00	$1,058.60	0.90%	$4.67

	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

AST Balanced Asset Allocation	Actual	$1,000.00	$1,060.60	0.89%	$4.62

	Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53

AST Global Bond	Actual	$1,000.00	$1,045.20	0.84%	$4.33

	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28

AST Preservation Asset Allocation	Actual	$1,000.00	$1,051.70	0.90%	$4.65

	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

AST Prudential Growth Allocation	Actual	$1,000.00	$1,066.60	0.89%	$4.64

	Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2023, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	US Dollar
ZAR	South African Rand

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
A — Annual payment frequency for swaps
ABS — Asset-Backed Security
ADR — American Depositary Receipt
ANZ — Australia and New Zealand Banking Group
BABs — Build America Bonds
BARC — Barclays Bank PLC
BATE — CBOE- Europe – BXE Order Books
BBR — New Zealand Bank Bill Rate

BBSW — Australian Bank Bill Swap Reference Rate
BMO — BMO Capital Markets
BNP — BNP Paribas S.A.
BNYM — Bank of New York Mellon
BOA — Bank of America, N.A.
BROIS — Brazil Overnight Index Swap
BTP — Buoni del Tesoro Poliennali
BUBOR — Budapest Interbank Offered Rate
CA — Credit Agricole Securities Inc.
CBA — Commonwealth Bank of Australia
CCXE — CBOE- Europe – DXE Order Books
CDI — Chess Depository Interest
CDOR — Canadian Dollar Offered Rate
CDX — Credit Derivative Index
CGM — Citigroup Global Markets, Inc.
CIBOR — Copenhagen Interbank Offered Rate
CITI — Citibank, N.A.
CLO — Collateralized Loan Obligation
CLOIS — Sinacofi Chile Interbank Rate Average
CMBX — Commercial Mortgage-Backed Index
CME — Chicago Mercantile Exchange
CMT — Constant Maturity Treasury
COOIS — Colombia Overnight Interbank Reference Rate
CORRA — Canadian Overnight Repo Rate Average
CPI — Consumer Price Index
CVA — Certificate Van Aandelen (Bearer)
CWMC — CIBC World Markets Corp
DAC — Designated Activity Company
DB — Deutsche Bank AG
EAFE — Europe, Australasia, Far East
EMTN — Euro Medium Term Note
ETF — Exchange-Traded Fund
EURIBOR — Euro Interbank Offered Rate
EuroSTR — Euro Short-Term Rate
FHLMC — Federal Home Loan Mortgage Corporation
GDR — Global Depositary Receipt
GMTN — Global Medium Term Note
GS — Goldman Sachs & Co. LLC
GSI — Goldman Sachs International
HIBOR — Hong Kong Interbank Offered Rate
HICP — Harmonised Index of Consumer Prices
HSBC — HSBC Bank PLC
iBoxx — Bond Market Indices
IO — Interest Only (Principal amount represents notional)
iTraxx — International Credit Derivative Index

SEE NOTES TO FINANCIAL STATEMENTS.

A1

Glossary (CONTINUED)

JIBAR — Johannesburg Interbank Agreed Rate

JPM — JPMorgan Chase Bank N.A.

JPS — J.P. Morgan Securities LLC

KLIBOR — Kuala Lumpur Interbank Offered Rate

KWCDC — Korean Won Certificate of Deposit

LIBOR — London Interbank Offered Rate

LME — London Metal Exchange

LP — Limited Partnership

M — Monthly payment frequency for swaps

MASTR — Morgan Stanley Structured Asset Security

MBS — Mortgage-Backed Security

MOEX — Moscow Exchange

MPLE — Maple Bonds

MS — Morgan Stanley

MSC — Morgan Stanley & Co. LLC

MSCI — Morgan Stanley Capital International

MSI — Morgan Stanley & Co International PLC

MTN — Medium Term Note

NIBOR — Norwegian Interbank Offered Rate

NOM — Nomura Securities Co.

NSA — Non-Seasonally Adjusted

NWM — NatWest Markets PLC

NWS — NatWest Markets Securities, Inc.

OAT — Obligations Assimilables du Tresor

OTC — Over-the-counter

PJSC — Public Joint-Stock Company

PO — Principal Only

PRFC — Preference Shares

PRI — Primary Rate Interface

PRIBOR — Prague Interbank Offered Rate

Q — Quarterly payment frequency for swaps

RBC — Royal Bank of Canada

RBOB — Reformulated Gasoline Blendstock for Oxygen Blending

REITs — Real Estate Investment Trust

REMIC — Real Estate Mortgage Investment Conduit

S — Semiannual payment frequency for swaps

S&P — Standard & Poor’s

SARON — Swiss Average Rate Overnight

SCB — Standard Chartered Bank

SCS — Standard Chartered Securities

SG — Societe Generale

SOFR — Secured Overnight Financing Rate

SONIA — Sterling Overnight Index Average

SORA — Singapore Overnight Rate Average

SPDR — Standard & Poor’s Depositary Receipts

SSB — State Street Bank & Trust Company

STACR — Structured Agency Credit Risk

STIBOR — Stockholm Interbank Offered Rate

STRIPs — Separate Trading of Registered Interest and Principal of Securities

T — Swap payment upon termination

TAIBOR — Taiwan Interbank Offered Rate

TBA — To Be Announced

TD — The Toronto-Dominion Bank

TELBOR — Tel Aviv Interbank Offered Rate

THOR — Thai Overnight Repurchase Rate

TIPS — Treasury Inflation-Protected Securities

TONAR — Tokyo Overnight Average Rate

UAG — UBS AG

UBS — UBS Securities LLC

ULSD — Ultra-Low Sulfur Diesel

USOIS — United States Overnight Index Swap

UTS — Unit Trust Security

WBC — Westpac Banking Corp.

WIBOR — Warsaw Interbank Offered Rate

WTI — West Texas Intermediate

XAMS — Amsterdam Stock Exchange

XBRA — Bratislava Stock Exchange

XLON — London Stock Exchange

XNGS — NASDAQ Global Select Exchange

XPAR — Paris Stock Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ADVANCED STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 80.7%
AFFILIATED MUTUAL FUNDS — 22.8%
Domestic Equity — 8.8%
AST ClearBridge Dividend Growth Portfolio*	1,398,981	$43,102,615
AST Large-Cap Growth Portfolio*	2,531,521	183,509,969
AST Large-Cap Value Portfolio*	3,648,730	174,555,232
AST Small-Cap Growth Portfolio*	984,245	68,690,457
AST Small-Cap Value Portfolio*	1,608,949	60,963,089

		530,821,362

Fixed Income — 8.6%

AST PGIM Fixed Income Central Portfolio*	48,555,203	518,084,012

International Fixed Income — 5.4%
AST Global Bond Portfolio*	29,080,437	329,481,351

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,318,842,330)(wa)		1,378,386,725

COMMON STOCKS — 41.2%
Aerospace & Defense — 0.8%
Airbus SE (France)	18,868	2,914,887
Airbus SE (France), ADR	13,403	516,954
Axon Enterprise, Inc.*	1,400	361,662
BAE Systems PLC (United Kingdom)	256,366	3,628,654
Boeing Co. (The)*	27,200	7,089,952
Curtiss-Wright Corp.	11,700	2,606,643
Dassault Aviation SA (France)	4,368	865,433
Howmet Aerospace, Inc.	74,466	4,030,100
Huntington Ingalls Industries, Inc.	1,400	363,496
Kongsberg Gruppen ASA (Norway)	14,928	683,418
Leonardo SpA (Italy)	40,600	670,838
Lockheed Martin Corp.	584	264,692
Melrose Industries PLC (United Kingdom)	204,362	1,477,207
MTU Aero Engines AG (Germany)	5,974	1,287,073
Northrop Grumman Corp.	8,867	4,150,997
Rheinmetall AG (Germany)	3,765	1,194,018
Rolls-Royce Holdings PLC (United Kingdom)*	599,188	2,285,525
Saab AB (Sweden) (Class B Stock)	10,028	604,324
Safran SA (France)	30,591	5,393,512
Singapore Technologies Engineering Ltd. (Singapore)	138,000	406,369
Textron, Inc.	43,400	3,490,228
Woodward, Inc.	13,400	1,824,142

		46,110,124

Air Freight & Logistics — 0.2%
C.H. Robinson Worldwide, Inc.	20,000	1,727,800
Deutsche Post AG (Germany)	54,783	2,711,543
DSV A/S (Denmark)	1,281	225,080
FedEx Corp.	18,500	4,679,945
Mitsui-Soko Holdings Co. Ltd. (Japan)	11,800	392,997
Nippon Express Holdings, Inc. (Japan)	12,800	726,272
Sankyu, Inc. (Japan)	11,300	414,189

		10,877,826

Automobile Components — 0.1%
BorgWarner, Inc.	20,700	742,095

	Shares	Value
COMMON STOCKS (continued)
Automobile Components (cont’d.)
Bridgestone Corp. (Japan)	20,200	$834,288
Cie Generale des Etablissements Michelin SCA (France)	74,016	2,659,140
Denso Corp. (Japan)	117,500	1,763,950
Mobileye Global, Inc. (Israel) (Class A Stock)*(a)	29,838	1,292,582
Pirelli & C SpA (Italy), 144A	75,000	409,219
Sumitomo Electric Industries Ltd. (Japan)	71,200	903,428
Yokohama Rubber Co. Ltd. (The) (Japan)	19,000	434,213

		9,038,915

Automobiles — 1.0%
Bayerische Motoren Werke AG (Germany)	33,236	3,698,225
BYD Co. Ltd. (China) (Class H Stock)	47,009	1,296,726
Ferrari NV (Italy)	19,264	6,503,657
Ford Motor Co.	375,200	4,573,688
General Motors Co.	125,200	4,497,184
Honda Motor Co. Ltd. (Japan)	344,000	3,548,435
Isuzu Motors Ltd. (Japan)	73,100	937,119
Mahindra & Mahindra Ltd. (India)	53,938	1,120,216
Mazda Motor Corp. (Japan)	139,100	1,486,852
Mercedes-Benz Group AG (Germany)	40,875	2,820,287
Stellantis NV (XPAR)	28,500	667,446
Stellantis NV (XBRA)	116,029	2,718,635
Subaru Corp. (Japan)	115,600	2,108,476
Suzuki Motor Corp. (Japan)	18,100	771,360
Tesla, Inc.*	65,735	16,333,833
Toyota Motor Corp. (Japan)	396,800	7,270,852
Volkswagen AG (Germany)	6,002	785,391

		61,138,382

Banks — 2.3%
ABN AMRO Bank NV (Netherlands), 144A, CVA	64,541	970,599
ANZ Group Holdings Ltd. (Australia)	118,551	2,094,562
Banco Bilbao Vizcaya Argentaria SA (Spain)	495,230	4,513,655
Banco Santander SA (Spain)	787,957	3,295,775
Bank Central Asia Tbk PT (Indonesia)	3,995,318	2,439,939
Bank Hapoalim BM (Israel)	14,805	133,002
Bank Mandiri Persero Tbk PT (Indonesia)	2,927,949	1,150,208
Bank of America Corp.	333,806	11,239,248
Bank of Queensland Ltd. (Australia)	105,000	435,299
Barclays PLC (United Kingdom)	768,802	1,505,366
BAWAG Group AG (Austria), 144A*	11,600	613,885
BNP Paribas SA (France)	45,921	3,189,016
BOC Hong Kong Holdings Ltd. (China)	407,000	1,105,626
CaixaBank SA (Spain)	322,521	1,328,251
Citigroup, Inc.	114,400	5,884,736
Commerzbank AG (Germany)	56,835	675,529
Commonwealth Bank of Australia (Australia)	63,584	4,846,184
Credit Agricole SA (France)	141,636	2,013,590
Danske Bank A/S (Denmark)	88,824	2,374,381

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Banks (cont’d.)
DBS Group Holdings Ltd. (Singapore)	114,200	$2,887,985
DNB Bank ASA (Norway)	53,681	1,141,325
East West Bancorp, Inc.	965	69,432
Erste Group Bank AG (Austria)	30,234	1,224,626
Gunma Bank Ltd. (The) (Japan)	72,600	354,463
HDFC Bank Ltd. (India), ADR	36,449	2,446,092
HSBC Holdings PLC (United Kingdom)	878,690	7,108,572
Huntington Bancshares, Inc.	211,400	2,689,008
ING Groep NV (Netherlands)	279,599	4,192,460
Intesa Sanpaolo SpA (Italy)	1,030,823	3,016,595
JPMorgan Chase & Co.	71,526	12,166,573
Jyske Bank A/S (Denmark)	5,600	401,559
Keiyo Bank Ltd. (The) (Japan)	49,100	236,489
Lloyds Banking Group PLC (United Kingdom)	2,532,483	1,536,045
Mediobanca Banca di Credito Finanziario SpA (Italy)	69,135	856,705
Mitsubishi UFJ Financial Group, Inc. (Japan)	629,600	5,403,313
Mizuho Financial Group, Inc. (Japan)	101,300	1,727,957
National Australia Bank Ltd. (Australia).	128,886	2,693,832
NatWest Group PLC (United Kingdom).	338,764	943,595
Nishi-Nippon Financial Holdings, Inc. (Japan)	51,800	597,305
Nordea Bank Abp (Finland) (BATE)	65,600	814,385
Nordea Bank Abp (Finland) (CCXE)	86,328	1,071,749
NU Holdings Ltd. (Brazil) (Class A Stock)*	428,478	3,569,222
Oversea-Chinese Banking Corp. Ltd. (Singapore)	198,700	1,955,091
Pinnacle Financial Partners, Inc.	800	69,776
PNC Financial Services Group, Inc. (The)	3,978	615,993
Popular, Inc. (Puerto Rico)	17,500	1,436,225
Resona Holdings, Inc. (Japan)	31,200	158,163
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	101,374	1,399,033
Societe Generale SA (France)	15,100	401,741
Sumitomo Mitsui Financial Group, Inc. (Japan)	35,500	1,727,425
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	30,000	574,557
Svenska Handelsbanken AB (Sweden) (Class A Stock)	133,618	1,452,086
Swedbank AB (Sweden) (Class A Stock)	68,366	1,382,201
Truist Financial Corp.	58,571	2,162,441
U.S. Bancorp	21,699	939,133
UniCredit SpA (Italy)	110,737	3,015,334
United Overseas Bank Ltd. (Singapore)	44,000	949,661
Wells Fargo & Co.	196,127	9,653,371
Western Alliance Bancorp	36,000	2,368,440
Westpac Banking Corp. (Australia)	97,350	1,518,902

		138,737,711

Beverages — 0.5%
Anheuser-Busch InBev SA/NV (Belgium)	15,518	1,001,657

	Shares	Value
COMMON STOCKS (continued)
Beverages (cont’d.)
Asahi Group Holdings Ltd. (Japan)	3,300	$122,880
Carlsberg A/S (Denmark) (Class B Stock)	7,480	938,622
Coca-Cola Co. (The)	188,167	11,088,681
Coca-Cola Europacific Partners PLC (United Kingdom)	18,600	1,241,364
Coca-Cola HBC AG (Italy)*	58,759	1,725,338
Diageo PLC (United Kingdom)	74,255	2,695,099
Heineken NV (Netherlands)	1,364	138,582
Keurig Dr. Pepper, Inc.	13,300	443,156
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	2,900	702,610
Molson Coors Beverage Co. (Class B Stock)	9,700	593,737
PepsiCo, Inc.	47,652	8,093,216
Pernod Ricard SA (France)	9,924	1,753,787
Treasury Wine Estates Ltd. (Australia)	46,163	339,644

		30,878,373

Biotechnology — 0.6%
AbbVie, Inc.	88,969	13,787,526
Amgen, Inc.	18,854	5,430,329
Argenx SE (Netherlands)*	1,157	440,086
Biogen, Inc.*	2,254	583,268
CSL Ltd.	16,356	3,188,588
Exact Sciences Corp.*	6,793	502,546
Exelixis, Inc.*	98,700	2,367,813
Genmab A/S (Denmark)*	3,841	1,224,714
Gilead Sciences, Inc.	44,600	3,613,046
Neurocrine Biosciences, Inc.*	20,100	2,648,376
Regeneron Pharmaceuticals, Inc.*	1,509	1,325,340
Swedish Orphan Biovitrum AB (Sweden)*	19,037	505,344
United Therapeutics Corp.*	11,700	2,572,713
Vertex Pharmaceuticals, Inc.*	1,529	622,135

		38,811,824

Broadline Retail — 1.0%
Alibaba Group Holding Ltd. (China), ADR	25,711	1,992,860
Amazon.com, Inc.*	308,581	46,885,797
Coupang, Inc. (South Korea)*	21,900	354,561
Dollarama, Inc. (Canada)	6,818	491,341
Harvey Norman Holdings Ltd. (Australia)	151,800	434,616
MercadoLibre, Inc. (Brazil)*	3,374	5,302,376
Next PLC (United Kingdom)	12,008	1,241,325
Ollie’s Bargain Outlet Holdings, Inc.*	1,321	100,251
Pan Pacific International Holdings Corp. (Japan)	58,000	1,380,659
PDD Holdings, Inc. (China), ADR*	3,269	478,287
Prosus NV (China)*	75,488	2,246,848
Wesfarmers Ltd. (Australia)	17,764	690,823

		61,599,744

Building Products — 0.2%
AGC, Inc. (Japan)	15,500	574,498
Armstrong World Industries, Inc.	26,500	2,605,480

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Building Products (cont’d.)
Assa Abloy AB (Sweden) (Class B Stock)	53,669	$1,546,697
AZEK Co., Inc. (The)*	7,242	277,007
Cie de Saint-Gobain SA (France)	40,750	3,005,203
Daikin Industries Ltd. (Japan)	2,900	470,438
Johnson Controls International PLC	6,103	351,777
Owens Corning	23,000	3,409,290
ROCKWOOL A/S (Denmark) (Class B Stock)	1,847	540,382
Trane Technologies PLC	3,247	791,943
Xinyi Glass Holdings Ltd. (China)	382,000	429,055

		14,001,770

Capital Markets — 1.2%
3i Group PLC (United Kingdom)	130,570	4,018,882
Ameriprise Financial, Inc.	5,815	2,208,712
Amundi SA (France), 144A	2,992	204,083
B3 SA - Brasil Bolsa Balcao (Brazil)	393,006	1,175,862
Bank of New York Mellon Corp. (The)	79,800	4,153,590
BlackRock, Inc.	1,900	1,542,420
Daiwa Securities Group, Inc. (Japan)	155,100	1,041,059
Deutsche Bank AG (Germany)	201,029	2,744,266
Deutsche Boerse AG (Germany)	8,028	1,653,245
Goldman Sachs Group, Inc. (The)	1,135	437,849
Hargreaves Lansdown PLC (United Kingdom)	26,883	251,247
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	79,102	2,713,219
Investec PLC (United Kingdom)	79,100	534,948
Julius Baer Group Ltd. (Switzerland)	17,225	966,289
KKR & Co., Inc.	57,306	4,747,802
London Stock Exchange Group PLC (United Kingdom)	4,747	561,150
LPL Financial Holdings, Inc.	2,000	455,240
Macquarie Group Ltd. (Australia)	8,544	1,069,553
Moody’s Corp.	2,099	819,786
Morgan Stanley	83,280	7,765,860
MSCI, Inc.	5,900	3,337,335
Nasdaq, Inc.	62,500	3,633,750
Nomura Holdings, Inc. (Japan)	245,800	1,106,978
Partners Group Holding AG (Switzerland)	1,178	1,703,331
Raymond James Financial, Inc.	12,300	1,371,450
S&P Global, Inc.	17,487	7,703,373
Singapore Exchange Ltd. (Singapore)	95,200	708,230
State Street Corp.	46,600	3,609,636
Tradeweb Markets, Inc. (Class A Stock)	19,600	1,781,248
UBS Group AG (Switzerland)	189,431	5,884,027
Virtu Financial, Inc. (Class A Stock)	86,800	1,758,568

		71,662,988

Chemicals — 0.6%
Air Liquide SA (France)	15,939	3,103,250
Akzo Nobel NV (Netherlands)	13,056	1,081,126
Arkema SA (France)	5,162	588,044
BASF SE (Germany)	9,846	530,178
Daicel Corp. (Japan)	40,600	392,530
Eastman Chemical Co.	4,059	364,579

	Shares	Value
COMMON STOCKS (continued)
Chemicals (cont’d.)
Ecolab, Inc.	10,500	$2,082,675
Givaudan SA (Switzerland)	33	136,842
ICL Group Ltd. (Israel)	61,410	308,748
Linde PLC	16,995	6,980,016
Lintec Corp. (Japan)	21,900	426,297
LyondellBasell Industries NV (Class A Stock)	25,500	2,424,540
Mitsubishi Chemical Group Corp. (Japan)	81,600	498,830
Mitsubishi Gas Chemical Co., Inc. (Japan)	24,400	389,554
Mitsui Chemicals, Inc. (Japan)	13,000	384,436
Nippon Paint Holdings Co. Ltd. (Japan)	17,200	138,741
Nippon Sanso Holdings Corp. (Japan)	12,100	323,102
Nitto Denko Corp. (Japan)	5,700	425,364
Orica Ltd. (Australia)	25,383	275,920
PPG Industries, Inc.	31,539	4,716,657
Sherwin-Williams Co. (The)	14,500	4,522,550
Shin-Etsu Chemical Co. Ltd. (Japan)	59,600	2,492,661
Sika AG (Switzerland)	2,137	696,825
Solvay SA (Belgium)	4,966	152,203
Syensqo SA (Belgium)*	11,900	1,238,294
Toagosei Co. Ltd. (Japan)	42,000	407,856
Tokuyama Corp. (Japan)	24,300	411,159
TPC Group, Inc.*^	12,402	347,256
UBE Corp. (Japan)	24,300	394,015
Wacker Chemie AG (Germany)	1,622	204,501
Yara International ASA (Brazil)	31,641	1,124,098

		37,562,847

Commercial Services & Supplies — 0.2%
Brambles Ltd. (Australia)	153,451	1,422,320
Copart, Inc.*	51,000	2,499,000
Loomis AB (Sweden)	14,300	380,675
Mitie Group PLC (United Kingdom)	471,000	596,277
Republic Services, Inc.	17,583	2,899,613
Securitas AB (Sweden) (Class B Stock)	42,800	419,611
Societe BIC SA (France)	9,000	625,018
TOPPAN Holdings, Inc. (Japan)	26,800	746,370

		9,588,884

Communications Equipment — 0.2%
Arista Networks, Inc.*	20,000	4,710,200
Cisco Systems, Inc.	140,783	7,112,357
Nokia OYJ (Finland)	163,100	555,508
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	30,240	190,306

		12,568,371

Construction & Engineering — 0.3%
ACS Actividades de Construccion y Servicios SA (Spain)	27,968	1,242,194
AECOM	8,900	822,627
Bouygues SA (France)	29,546	1,114,748
Eiffage SA (France)	21,338	2,290,648
EMCOR Group, Inc.	3,800	818,634
Ferrovial SE	6,150	224,480
Hazama Ando Corp. (Japan)	50,600	399,660

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Construction & Engineering (cont’d.)
Kajima Corp. (Japan)	39,100	$651,961
Kandenko Co. Ltd. (Japan)	41,500	404,823
MIRAIT ONE Corp. (Japan)	30,000	394,978
NRW Holdings Ltd. (Australia)	212,700	432,075
Quanta Services, Inc.	1,137	245,365
Stantec, Inc. (Canada)	10,741	862,328
Taisei Corp. (Japan)	27,300	932,237
Vinci SA (France)	36,317	4,570,323
WillScot Mobile Mini Holdings Corp.*	5,830	259,435

		15,666,516

Construction Materials — 0.3%
Buzzi SpA (Italy)	13,400	407,556
CRH PLC	25,519	1,756,199
Heidelberg Materials AG (Germany)	22,939	2,050,475
Holcim AG*	48,985	3,847,352
James Hardie Industries PLC, CDI*	49,858	1,922,321
Martin Marietta Materials, Inc.	8,722	4,351,493
Vulcan Materials Co.	5,854	1,328,917
Wienerberger AG (Austria)	13,200	439,808

		16,104,121

Consumer Finance — 0.1%
American Express Co.	34,390	6,442,623
Capital One Financial Corp.	3,000	393,360
Credit Saison Co. Ltd. (Japan)	21,100	387,714
Synchrony Financial	43,000	1,642,170

		8,865,867

Consumer Staples Distribution & Retail — 0.6%
Carrefour SA (France)	87,289	1,598,667
Coles Group Ltd. (Australia)	85,621	940,552
Costco Wholesale Corp.	13,100	8,647,048
J Sainsbury PLC (United Kingdom)	196,700	758,362
Kesko OYJ (Finland) (Class B Stock)	7,112	140,986
Koninklijke Ahold Delhaize NV (Netherlands)	113,242	3,258,137
Kroger Co. (The)	61,000	2,788,310
Marks & Spencer Group PLC (United Kingdom)	119,500	414,140
Metcash Ltd. (Australia)	165,100	392,795
Performance Food Group Co.*	3,628	250,876
Sonae SGPS SA (Portugal)	388,700	388,376
Sumber Alfaria Trijaya Tbk PT (Indonesia)	2,306,155	438,843
Sysco Corp.	9,300	680,109
Target Corp.	34,800	4,956,216
Tesco PLC (United Kingdom)	797,632	2,955,009
US Foods Holding Corp.*	8,200	372,362
Valor Holdings Co. Ltd. (Japan)	23,300	402,854
Walmart, Inc.	25,799	4,067,212
Woolworths Group Ltd. (Australia)	66,326	1,682,687

		35,133,541

Containers & Packaging — 0.1%
Berry Global Group, Inc.	47,000	3,167,330
Metsa Board OYJ (Finland) (Class B Stock)	51,300	408,217

	Shares	Value
COMMON STOCKS (continued)
Containers & Packaging (cont’d.)
Rengo Co. Ltd. (Japan)	59,900	$398,729
Smurfit Kappa Group PLC (Ireland)	29,638	1,174,865
Verallia SA (France), 144A	23,700	913,086

		6,062,227

Distributors — 0.1%
Genuine Parts Co.	23,500	3,254,750
LKQ Corp.	7,600	363,204

		3,617,954

Diversified Consumer Services — 0.0%
ADT, Inc.	91,800	626,076
H&R Block, Inc.	34,000	1,644,580
Service Corp. International	6,966	476,823

		2,747,479

Diversified REITs — 0.2%
Broadstone Net Lease, Inc.	79,069	1,361,568
Daiwa House REIT Investment Corp. (Japan)	84	149,789
Essential Properties Realty Trust, Inc.	135,589	3,465,655
GPT Group (The) (Australia)	295,838	933,655
KDX Realty Investment Corp. (Japan)	838	954,510
Nomura Real Estate Master Fund, Inc. (Japan)	816	954,341
Stockland (Australia)	509,957	1,546,513

		9,366,031

Diversified Telecommunication Services — 0.4%
AT&T, Inc.	342,134	5,741,008
BT Group PLC (United Kingdom)	914,232	1,440,451
Deutsche Telekom AG (Germany)	180,157	4,331,569
Koninklijke KPN NV (Netherlands)	242,164	834,286
Nippon Telegraph & Telephone Corp. (Japan)	714,500	872,465
Orange SA (France)	110,415	1,258,472
Spark New Zealand Ltd. (New Zealand)	97,680	319,783
Swisscom AG (Switzerland)	704	423,716
Telefonica SA (Spain)	124,547	486,963
Telenor ASA (Norway)	118,586	1,360,977
Telia Co. AB (Sweden)	184,690	471,224
Telstra Group Ltd. (Australia)	255,532	690,519
United Internet AG (Germany)	32,300	821,466
Verizon Communications, Inc.	146,300	5,515,510

		24,568,409

Electric Utilities — 0.6%
American Electric Power Co., Inc.	11,500	934,030
BKW AG (Switzerland)	7,725	1,374,024
Chubu Electric Power Co., Inc. (Japan)	102,800	1,327,287
CK Infrastructure Holdings Ltd. (Hong Kong)	62,500	345,887
Constellation Energy Corp.	22,359	2,613,544
Endesa SA (Spain)	73,631	1,502,154
Enel SpA (Italy)	592,756	4,409,994
Exelon Corp.	64,900	2,329,910
Iberdrola SA (Spain)	260,815	3,421,053

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities (cont’d.)
Kansai Electric Power Co., Inc. (The) (Japan)	124,500	$1,652,375
NextEra Energy, Inc.	31,931	1,939,489
NRG Energy, Inc.(a)	67,100	3,469,070
PG&E Corp.	169,649	3,058,772
PPL Corp.	25,300	685,630
SSE PLC (United Kingdom)	29,664	700,248
Terna - Rete Elettrica Nazionale (Italy)	54,801	457,186
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	194,800	1,019,412
Verbund AG (Austria)	1,459	135,208
Xcel Energy, Inc.	61,400	3,801,274

		35,176,547

Electrical Equipment — 0.4%
ABB Ltd. (Switzerland)	91,774	4,074,597
AMETEK, Inc.	1,427	235,298
Eaton Corp. PLC	33,821	8,144,773
Emerson Electric Co.	8,000	778,640
Legrand SA (France)	9,392	978,048
Mitsubishi Electric Corp. (Japan)	47,700	674,673
Prysmian SpA (Italy)	7,391	336,919
Schneider Electric SE	34,350	6,914,866
Sensata Technologies Holding PLC	23,000	864,110
Signify NV, 144A	15,000	503,044
Vertiv Holdings Co. (Class A Stock)	73,000	3,506,190

		27,011,158

Electronic Equipment, Instruments & Components — 0.3%
Azbil Corp. (Japan)	30,400	1,002,656
CDW Corp.(a)	987	224,365
Citizen Watch Co. Ltd. (Japan)	65,800	391,330
Coherent Corp.*	8,800	383,064
Crane NXT Co.	7,600	432,212
Daiwabo Holdings Co. Ltd. (Japan)	19,900	434,615
Hamamatsu Photonics KK (Japan)	5,700	233,858
Hexagon AB (Sweden) (Class B Stock)	64,819	778,561
Jabil, Inc.	10,900	1,388,660
Keyence Corp. (Japan)	13,541	5,949,326
Kingboard Holdings Ltd. (China)	259,000	619,420
Macnica Holdings, Inc. (Japan)	7,600	399,260
Murata Manufacturing Co. Ltd. (Japan)	28,400	600,148
Shimadzu Corp. (Japan)	39,000	1,087,438
TD SYNNEX Corp.	21,500	2,313,615
TDK Corp. (Japan)	24,900	1,180,867
Teledyne Technologies, Inc.*	898	400,768
Tongda Group Holdings Ltd. (Hong Kong)*	12,390,000	163,545
Yokogawa Electric Corp. (Japan)	7,200	136,857

		18,120,565

Energy Equipment & Services — 0.1%
Baker Hughes Co.	48,896	1,671,265
Halliburton Co.	80,758	2,919,402
Schlumberger NV	21,335	1,110,273
TechnipFMC PLC (United Kingdom)	7,221	145,431

		5,846,371

	Shares	Value
COMMON STOCKS (continued)
Entertainment — 0.4%
Electronic Arts, Inc.	29,900	$4,090,619
Konami Group Corp. (Japan)	25,300	1,321,627
Netflix, Inc.*	17,655	8,595,866
Nexon Co. Ltd. (Japan)	16,900	307,396
Nintendo Co. Ltd. (Japan)	39,800	2,070,949
Spotify Technology SA*	5,700	1,071,087
Universal Music Group NV (Netherlands)	32,402	924,984
Walt Disney Co. (The)	9,800	884,842
Warner Bros Discovery, Inc.*	324,100	3,688,258

		22,955,628

Financial Services — 1.1%
Adyen NV (Netherlands), 144A*	260	335,645
Berkshire Hathaway, Inc. (Class B Stock)*	44,100	15,728,706
Block, Inc.*	59,500	4,602,325
Eurazeo SE (France)	8,997	715,389
EXOR NV (Netherlands)	1,430	143,140
Fiserv, Inc.*	38,300	5,087,772
FleetCor Technologies, Inc.*	1,177	332,632
Fuyo General Lease Co. Ltd. (Japan)	7,400	640,966
Groupe Bruxelles Lambert NV (Belgium)	16,401	1,291,626
Industrivarden AB (Sweden) (Class A Stock)	5,270	172,296
Industrivarden AB (Sweden) (Class C Stock)	9,729	317,456
Investor AB (Sweden) (Class B Stock)	101,690	2,358,162
M&G PLC (United Kingdom)	342,022	967,961
Mastercard, Inc. (Class A Stock)	22,462	9,580,268
Mitsubishi HC Capital, Inc. (Japan)	118,500	793,927
ORIX Corp. (Japan)	36,900	693,026
Paragon Banking Group PLC (United Kingdom)	67,500	598,425
PayPal Holdings, Inc.*	48,600	2,984,526
Shift4 Payments, Inc. (Class A Stock)*(a)	5,784	429,983
Visa, Inc. (Class A Stock)(a)	62,779	16,344,513
Wise PLC (United Kingdom) (Class A Stock)*	12,236	136,083

		64,254,827

Food Products — 0.6%
Archer-Daniels-Midland Co.	57,200	4,130,984
Associated British Foods PLC (United Kingdom)	42,010	1,266,140
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	22	264,080
Conagra Brands, Inc.	27,500	788,150
Danone SA (France)	12,331	800,017
Elders Ltd. (Australia)	79,300	407,211
Hershey Co. (The)	2,809	523,710
J.M. Smucker Co. (The)	16,800	2,123,184
Lamb Weston Holdings, Inc.(a)	4,010	433,441
Leroy Seafood Group ASA (Norway)	102,600	422,085
McCormick & Co., Inc.	5,169	353,663

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Food Products (cont’d.)
Mondelez International, Inc. (Class A Stock)	20,900	$1,513,787
Mowi ASA (Norway)	30,623	548,389
Nestle SA	124,731	14,458,803
Nissui Corp. (Japan)	49,500	266,210
Origin Enterprises PLC (Ireland)	85,800	326,205
Orkla ASA (Norway)	62,554	485,778
Pilgrim’s Pride Corp.*	103,400	2,860,044
Premier Foods PLC (United Kingdom)	235,200	406,574
Suedzucker AG (Germany)	39,500	618,836
WH Group Ltd. (Hong Kong), 144A	3,253,000	2,100,786
Wilmar International Ltd. (China)	353,600	955,207

		36,053,284

Gas Utilities — 0.1%
National Fuel Gas Co.	15,700	787,669
Naturgy Energy Group SA (Spain)	25,889	772,197
Osaka Gas Co. Ltd. (Japan)	10,000	208,745
Rubis SCA (France)	22,100	549,790
Tokyo Gas Co. Ltd. (Japan)	51,000	1,169,872

		3,488,273

Ground Transportation — 0.3%
Canadian National Railway Co. (Canada)(a)	7,450	935,944
Canadian Pacific Kansas City Ltd. (Canada)(a)	5,127	405,341
Central Japan Railway Co. (Japan)	59,400	1,507,589
CSX Corp.	19,733	684,143
East Japan Railway Co. (Japan)	14,700	846,172
Firstgroup PLC (United Kingdom)	281,200	627,269
Hankyu Hanshin Holdings, Inc. (Japan)	4,400	139,831
Keisei Electric Railway Co. Ltd. (Japan)	8,600	405,840
Kintetsu Group Holdings Co. Ltd. (Japan)	11,200	354,861
Norfolk Southern Corp.	4,343	1,026,598
Saia, Inc.*	1,300	569,686
Seino Holdings Co. Ltd. (Japan)	26,500	401,356
TFI International, Inc. (Canada)(a)	3,681	500,542
Tobu Railway Co. Ltd. (Japan)	9,000	241,464
Uber Technologies, Inc.*	113,335	6,978,036
Union Pacific Corp.	22,044	5,414,447

		21,039,119

Health Care Equipment & Supplies — 0.6%
Abbott Laboratories	56,073	6,171,955
Alcon, Inc. (Switzerland)	3,947	308,798
Baxter International, Inc.	90,800	3,510,328
Becton, Dickinson & Co.	20,700	5,047,281
Boston Scientific Corp.*	95,500	5,520,855
Cochlear Ltd. (Australia)	5,269	1,071,956
Demant A/S (Denmark)*	11,630	510,094
DENTSPLY SIRONA, Inc.	10,600	377,254
EssilorLuxottica SA (France)	6,623	1,329,890
Getinge AB (Sweden) (Class B Stock)	29,135	648,763
Hologic, Inc.*	9,000	643,050
Hoya Corp. (Japan)	12,200	1,519,379
Koninklijke Philips NV (Netherlands)*	41,058	960,849

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (cont’d.)
Medtronic PLC	74,200	$6,112,596
Olympus Corp. (Japan)	22,500	324,771
Sonova Holding AG (Switzerland)	2,546	832,664
STERIS PLC	1,015	223,148
Stryker Corp.	3,392	1,015,768
Terumo Corp. (Japan)	23,800	778,284
Zimmer Biomet Holdings, Inc.	5,900	718,030

		37,625,713

Health Care Providers & Services — 0.7%
Cardinal Health, Inc.	37,100	3,739,680
Centene Corp.*	66,254	4,916,709
Cigna Group (The)	20,463	6,127,645
CVS Health Corp.	28,400	2,242,464
Elevance Health, Inc.	12,000	5,658,720
Encompass Health Corp.	24,700	1,647,984
Fresenius Medical Care AG (Germany)	37,304	1,559,616
Fresenius SE & Co. KGaA (Germany)	58,904	1,825,762
Humana, Inc.	3,500	1,602,335
Max Healthcare Institute Ltd. (India)	103,729	855,118
Molina Healthcare, Inc.*	4,314	1,558,691
Sonic Healthcare Ltd. (Australia)	31,447	687,140
UnitedHealth Group, Inc.	24,540	12,919,574

		45,341,438

Health Care REITs — 0.4%
CareTrust REIT, Inc.	157,022	3,514,152
Community Healthcare Trust, Inc.	94,416	2,515,242
Healthpeak Properties, Inc.	80,600	1,595,880
Ventas, Inc.	93,258	4,647,979
Welltower, Inc.	104,165	9,392,558

		21,665,811

Health Care Technology — 0.1%
M3, Inc. (Japan)	37,200	613,886
Veeva Systems, Inc. (Class A Stock)*	18,200	3,503,864

		4,117,750

Hotel & Resort REITs — 0.1%
Host Hotels & Resorts, Inc.	275,399	5,362,019
Park Hotels & Resorts, Inc.	161,500	2,470,950

		7,832,969

Hotels, Restaurants & Leisure — 0.8%
Accor SA (France)	27,992	1,071,424
Airbnb, Inc. (Class A Stock)*	25,278	3,441,347
Amadeus IT Group SA (Spain)	18,958	1,361,593
Aristocrat Leisure Ltd. (Australia)	51,567	1,432,713
Betsson AB (Sweden) (Class B Stock)*	37,100	399,652
Boyd Gaming Corp.	1,777	111,258
Chipotle Mexican Grill, Inc.*	2,000	4,573,920
Compass Group PLC (United Kingdom)	142,601	3,902,039
Dalata Hotel Group PLC (Ireland)	84,600	431,350
Domino’s Pizza, Inc.	3,200	1,319,136
Evolution AB (Sweden), 144A	1,265	150,675
Flutter Entertainment PLC (Australia)*	6,036	1,065,303
Genting Singapore Ltd. (Singapore)	1,135,300	859,941

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (cont’d.)
Hilton Worldwide Holdings, Inc.	23,900	$4,351,951
InterContinental Hotels Group PLC (United Kingdom)	8,724	786,694
La Francaise des Jeux SAEM (France), 144A	32,109	1,166,353
Marriott International, Inc. (Class A Stock)	5,359	1,208,508
McDonald’s Corp.	15,962	4,732,893
Oriental Land Co. Ltd. (Japan)	34,600	1,286,023
Royal Caribbean Cruises Ltd.*	31,800	4,117,782
Starbucks Corp.	63,500	6,096,635
Whitbread PLC (United Kingdom)	27,212	1,266,918
Yum! Brands, Inc.	7,800	1,019,148
Zensho Holdings Co. Ltd. (Japan)	19,600	1,025,559

		47,178,815

Household Durables — 0.3%
Barratt Developments PLC (United Kingdom)	171,900	1,231,407
Bellway PLC (United Kingdom)	7,400	241,709
Berkeley Group Holdings PLC (United Kingdom)	15,369	917,547
Lennar Corp. (Class A Stock)	27,474	4,094,725
Lennar Corp. (Class B Stock)	2,800	375,340
Panasonic Holdings Corp. (Japan)	127,200	1,252,612
Redrow PLC (United Kingdom)	54,800	429,224
SEB SA (France)	1,375	172,185
Sekisui Chemical Co. Ltd. (Japan)	82,700	1,189,471
Sekisui House Ltd. (Japan)	43,400	962,014
Sony Group Corp. (Japan)	54,500	5,157,494
Taylor Wimpey PLC (United Kingdom)	787,252	1,473,670
Toll Brothers, Inc.	3,876	398,414
Vistry Group PLC (United Kingdom)	39,600	462,784

		18,358,596

Household Products — 0.4%
Colgate-Palmolive Co.	61,500	4,902,165
Essity AB (Sweden) (Class B Stock)	64,406	1,596,121
Henkel AG & Co. KGaA (Germany)	4,310	309,237
Procter & Gamble Co. (The)	83,174	12,188,318
Reckitt Benckiser Group PLC (United Kingdom)	48,555	3,350,460
Unicharm Corp. (Japan)	3,900	141,053

		22,487,354

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp. (The)	19,000	365,750
RWE AG (Germany)	30,632	1,394,151
Vistra Corp.	77,902	3,000,785

		4,760,686

Industrial Conglomerates — 0.4%
3M Co.	44,000	4,810,080
CK Hutchison Holdings Ltd. (United Kingdom)	328,500	1,764,900
DCC PLC (United Kingdom)	19,635	1,444,763
General Electric Co.	58,124	7,418,366
Hitachi Ltd. (Japan)	36,200	2,603,856

	Shares	Value
COMMON STOCKS (continued)
Industrial Conglomerates (cont’d.)
Jardine Cycle & Carriage Ltd. (Singapore)	17,600	$396,660
Jardine Matheson Holdings Ltd. (Hong Kong)	3,900	160,535
Lifco AB (Sweden) (Class B Stock)	32,209	790,760
Siemens AG (Germany)	36,000	6,753,935
Smiths Group PLC (United Kingdom)	40,938	918,871

		27,062,726

Industrial REITs — 0.6%
Americold Realty Trust, Inc.	128,256	3,882,309
CapitaLand Ascendas REIT (Singapore)	146,100	334,945
Goodman Group (Australia)	86,255	1,485,040
Prologis, Inc.	199,345	26,572,689
STAG Industrial, Inc.	85,966	3,375,025

		35,650,008

Insurance — 1.3%
Aegon Ltd. (Netherlands)	412,700	2,399,458
Ageas SA/NV (Belgium)	40,103	1,743,299
AIA Group Ltd. (Hong Kong)	285,000	2,480,322
Allianz SE (Germany)	19,162	5,120,878
Allstate Corp. (The)	29,400	4,115,412
Aon PLC (Class A Stock)	14,700	4,277,994
ASR Nederland NV (Netherlands)	8,200	387,367
Assicurazioni Generali SpA (Italy)	39,857	842,080
Assurant, Inc.	19,700	3,319,253
Aviva PLC (United Kingdom)	71,800	397,301
AXA SA (France)	149,869	4,894,190
Axis Capital Holdings Ltd.	10,100	559,237
Baloise Holding AG (Switzerland)	2,600	407,650
Brown & Brown, Inc.	13,600	967,096
Chubb Ltd.	19,215	4,342,590
Dai-ichi Life Holdings, Inc. (Japan)	46,600	988,522
Fairfax Financial Holdings Ltd. (Canada)	1,293	1,192,940
Fidelity National Financial, Inc.	44,500	2,270,390
Hannover Rueck SE (Germany)	1,773	423,931
Hanover Insurance Group, Inc. (The)	3,100	376,402
Insurance Australia Group Ltd. (Australia)	129,237	499,549
Japan Post Holdings Co. Ltd. (Japan)	39,000	348,171
Japan Post Insurance Co. Ltd. (Japan)	22,400	397,614
Legal & General Group PLC (United Kingdom)	42,002	134,225
Loews Corp.	14,500	1,009,055
Mapfre SA (Spain)	178,400	383,386
Markel Group, Inc.*	221	313,798
Marsh & McLennan Cos., Inc.	3,083	584,136
Medibank Private Ltd. (Australia)	322,933	784,007
MetLife, Inc.	62,200	4,113,286
MS&AD Insurance Group Holdings, Inc. (Japan)	8,700	342,074
Muenchener Rueckversicherungs-Gesellschaft AGin Muenchen (Germany)	8,706	3,611,369
NN Group NV (Netherlands)	55,639	2,198,902

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Insurance (cont’d.)
Poste Italiane SpA (Italy), 144A	71,317	$810,641
Progressive Corp. (The)	26,010	4,142,873
QBE Insurance Group Ltd. (Australia)	105,661	1,070,620
RenaissanceRe Holdings Ltd. (Bermuda)	1,758	344,568
Sampo OYJ (Finland) (Class A Stock)	36,378	1,593,805
Sompo Holdings, Inc. (Japan)	36,400	1,780,993
Suncorp Group Ltd. (Australia)	74,961	709,833
Swiss Life Holding AG (Switzerland)	1,600	1,111,925
Swiss Re AG	15,762	1,773,706
T&D Holdings, Inc. (Japan)	63,100	1,001,741
Talanx AG (Germany)	12,528	895,317
Tokio Marine Holdings, Inc. (Japan)	86,700	2,158,916
Unipol Gruppo SpA (Italy)	68,200	389,219
UnipolSai Assicurazioni SpA (Italy)	157,400	393,319
Unum Group	26,700	1,207,374
Zurich Insurance Group AG (Switzerland)	8,214	4,294,502

		79,905,236

Interactive Media & Services — 1.4%
Alphabet, Inc. (Class A Stock)*	207,586	28,997,688
Alphabet, Inc. (Class C Stock)*	144,100	20,308,013
Auto Trader Group PLC (United Kingdom), 144A	36,677	336,939
Baidu, Inc. (China), ADR*	7,821	931,403
CAR Group Ltd. (Australia)	29,908	633,789
LY Corp. (Japan)	366,000	1,294,280
Meta Platforms, Inc. (Class A Stock)*	80,268	28,411,661
Scout24 SE (Germany), 144A	14,136	999,575

		81,913,348

IT Services — 0.5%
Accenture PLC (Class A Stock)	17,725	6,219,880
Akamai Technologies, Inc.*	14,500	1,716,075
Bechtle AG (Germany)	3,962	198,447
BIPROGY, Inc. (Japan)	13,100	409,517
Capgemini SE (France)	965	201,677
Cognizant Technology Solutions Corp. (Class A Stock)	55,100	4,161,703
Computacenter PLC (United Kingdom)	11,400	405,135
DTS Corp. (Japan)	15,500	386,599
Fujitsu Ltd. (Japan)	2,400	361,185
Globant SA*	9,045	2,152,529
International Business Machines Corp.	35,274	5,769,063
MongoDB, Inc.*	1,508	616,546
NEC Corp. (Japan)	14,300	844,932
NS Solutions Corp. (Japan)	12,000	388,933
Otsuka Corp. (Japan)	29,600	1,218,187
SCSK Corp. (Japan)	18,800	372,210
Sopra Steria Group SACA (France)	1,900	416,133
TIS, Inc. (Japan)	52,300	1,149,517
Twilio, Inc. (Class A Stock)*	46,500	3,527,955
Wix.com Ltd. (Israel)*	9,700	1,193,294

		31,709,517

Leisure Products — 0.0%
Bandai Namco Holdings, Inc. (Japan)	55,700	1,113,902

	Shares	Value
COMMON STOCKS (continued)
Leisure Products (cont’d.)
Brunswick Corp.	2,233	$216,043

		1,329,945

Life Sciences Tools & Services — 0.3%
Danaher Corp.	3,496	808,765
Lonza Group AG (Switzerland)	584	246,206
Maravai LifeSciences Holdings, Inc. (Class A Stock)*	54,800	358,940
Medpace Holdings, Inc.*	4,500	1,379,385
Mettler-Toledo International, Inc.*	2,500	3,032,400
Thermo Fisher Scientific, Inc.	14,200	7,537,218
West Pharmaceutical Services, Inc.	10,600	3,732,472

		17,095,386

Machinery — 1.0%
AGCO Corp.	10,500	1,274,805
Airtac International Group (China)	16,770	551,031
Alfa Laval AB (Sweden)	37,041	1,482,902
Allison Transmission Holdings, Inc.	51,000	2,965,650
Atlas Copco AB (Sweden) (Class A Stock)	305,752	5,268,447
Atlas Copco AB (Sweden) (Class B Stock)	61,592	913,787
Bucher Industries AG (Switzerland)	2,200	924,794
Cargotec OYJ (Finland) (Class B Stock)	10,300	600,830
Caterpillar, Inc.(a)	2,144	633,916
CNH Industrial NV (United Kingdom)	36,500	447,602
Cummins, Inc.	7,200	1,724,904
Daimler Truck Holding AG (Germany)	48,985	1,840,076
Deere & Co.	11,311	4,522,930
Donaldson Co., Inc.	14,900	973,715
Epiroc AB (Sweden) (Class B Stock)	15,306	268,433
Esab Corp.	4,300	372,466
Flowserve Corp.	59,000	2,431,980
Fortive Corp.	7,783	573,062
Fuji Corp. (Japan)	15,500	265,963
GEA Group AG (Germany)	24,571	1,021,519
Hitachi Construction Machinery Co. Ltd. (Japan)	15,400	405,387
Hong Leong Asia Ltd. (Singapore)	377,000	174,162
Hoshizaki Corp. (Japan)	22,400	818,280
Indutrade AB (Sweden)	23,051	600,768
ITT, Inc.	12,700	1,515,364
Komatsu Ltd. (Japan)	82,500	2,146,925
Kone OYJ (Finland) (Class B Stock)	9,967	498,561
Konecranes OYJ (Finland)	9,600	433,080
Makita Corp. (Japan)	12,500	343,817
MINEBEA MITSUMI, Inc. (Japan)	31,200	638,603
Otis Worldwide Corp.	7,760	694,287
Parker-Hannifin Corp.	13,930	6,417,551
Rational AG (Germany)	988	762,396
Sandvik AB (Sweden)	20,081	436,267
Schindler Holding AG (Switzerland)	920	218,483
Schindler Holding AG (Switzerland) (Part. Cert.)	2,532	633,899
SKF AB (Sweden) (Class B Stock)	68,568	1,374,141
SMC Corp. (Japan)	600	320,962

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Machinery (cont’d.)
Sumitomo Heavy Industries Ltd. (Japan)	15,200	$382,054
Techtronic Industries Co. Ltd. (Hong Kong)	74,250	884,696
Tsubakimoto Chain Co. (Japan)	14,500	415,076
Valmet OYJ (Finland)	14,300	413,521
Vesuvius PLC (United Kingdom)	67,900	416,368
Volvo AB (Sweden) (Class A Stock)	8,119	215,413
Volvo AB (Sweden) (Class B Stock)	164,746	4,286,692
Wartsila OYJ Abp (Finland)	70,792	1,028,849
Westinghouse Air Brake Technologies Corp.	18,200	2,309,580

		57,843,994

Marine Transportation — 0.1%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	126	223,813
D/S Norden A/S (Denmark)	9,700	461,329
DFDS A/S (Denmark)	12,800	422,685
Kawasaki Kisen Kaisha Ltd. (Japan)	7,300	312,414
Kuehne + Nagel International AG (Switzerland)	2,998	1,034,601
Mitsui OSK Lines Ltd. (Japan)	10,800	345,279
Nippon Yusen KK (Japan)	8,600	265,598

		3,065,719

Media — 0.2%
Comcast Corp. (Class A Stock)	180,200	7,901,770
Informa PLC (United Kingdom)	77,674	772,577
Nippon Television Holdings, Inc. (Japan)	57,100	622,178
Publicis Groupe SA (France)	21,700	2,016,187
Reach PLC (United Kingdom)	132,014	125,867
SKY Perfect JSAT Holdings, Inc. (Japan)	81,300	401,550
Trade Desk, Inc. (The) (Class A Stock)*	4,848	348,862
Vivendi SE (France)	67,585	723,496

		12,912,487

Metals & Mining — 0.8%
Anglo American PLC (South Africa)	49,886	1,248,482
APL Apollo Tubes Ltd. (India)	55,504	1,024,406
ArcelorMittal SA (Luxembourg)	63,920	1,814,051
Aurubis AG (Germany)	4,700	384,590
Barrick Gold Corp. (Canada)	65,855	1,191,317
Bekaert SA (Belgium)	8,300	426,599
BHP Group Ltd. (Australia)	293,619	10,031,380
BlueScope Steel Ltd. (Australia)	94,298	1,503,343
Boliden AB (Sweden)	25,449	796,542
Fortescue Ltd. (Australia)	173,873	3,428,313
Glencore PLC (Australia)	800,598	4,812,431
IGO Ltd. (Australia)	22,031	135,780
Ivanhoe Mines Ltd. (Canada) (Class A Stock)*	44,900	435,429
JFE Holdings, Inc. (Japan)	92,700	1,434,181
Lundin Mining Corp. (Chile)	120,602	986,624
Nippon Steel Corp. (Japan)	79,800	1,822,934
Norsk Hydro ASA (Norway)	80,109	538,461

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining (cont’d.)
Northern Star Resources Ltd. (Australia)	99,520	$923,357
Nucor Corp.	6,900	1,200,876
Perenti Ltd. (Australia)*	527,900	373,806
Perseus Mining Ltd. (Australia)	479,200	602,751
Pilbara Minerals Ltd. (Australia)	438,897	1,178,053
Rio Tinto Ltd. (Australia)	32,835	3,040,449
Rio Tinto PLC (Australia)	57,290	4,261,294
Sumitomo Metal Mining Co. Ltd. (Japan)	22,400	665,232
United States Steel Corp.	62,800	3,055,220
voestalpine AG (Austria)	16,636	523,799

		47,839,700

Multi-Utilities — 0.3%
A2A SpA (Italy)	281,300	577,811
CenterPoint Energy, Inc.	24,127	689,308
Centrica PLC (United Kingdom)	1,490,362	2,671,777
E.ON SE (Germany)	90,099	1,210,486
Engie SA (France)	163,024	2,871,880
National Grid PLC (United Kingdom)	165,386	2,227,969
National Grid PLC (United Kingdom), ADR(a)	19,567	1,330,360
NiSource, Inc.	162,310	4,309,330
Sembcorp Industries Ltd. (Singapore)	183,700	738,382
Sempra	25,500	1,905,615

		18,532,918

Office REITs — 0.2%
Alexandria Real Estate Equities, Inc.	45,646	5,786,543
Dexus (Australia)	65,492	342,271
Gecina SA (France)	5,227	636,330
Kilroy Realty Corp.	110,296	4,394,193

		11,159,337

Oil, Gas & Consumable Fuels — 1.5%
Ampol Ltd. (Australia)	7,662	188,831
ARC Resources Ltd. (Canada)	74,979	1,113,043
Beach Energy Ltd. (Australia)	392,600	428,635
BP PLC (United Kingdom)	894,879	5,304,907
Cheniere Energy, Inc.	18,000	3,072,780
Chesapeake Energy Corp.(a)	7,084	545,043
Chevron Corp.	24,103	3,595,204
ConocoPhillips	70,279	8,157,284
Coterra Energy, Inc.	14,400	367,488
ENEOS Holdings, Inc. (Japan)	220,400	874,158
Eni SpA (Italy)	93,745	1,590,046
EOG Resources, Inc.	21,400	2,588,330
Equinor ASA (Norway)	85,452	2,708,142
Exxon Mobil Corp.	146,448	14,641,871
Galp Energia SGPS SA (Portugal)	14,603	214,864
Hess Corp.	673	97,020
Inpex Corp. (Japan)	126,100	1,687,439
Marathon Oil Corp.	138,700	3,350,992
New Hope Corp. Ltd. (Australia)	117,200	412,443
Occidental Petroleum Corp.	13,900	829,969
OMV AG (Austria)	14,800	649,316
Pembina Pipeline Corp. (Canada)	33,942	1,168,585

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Phillips 66	34,300	$4,566,702
Pioneer Natural Resources Co.	4,891	1,099,888
Repsol SA (Spain)	101,078	1,499,384
Santos Ltd. (Australia)	89,408	464,877
Shell PLC (Netherlands)	384,216	12,576,961
Southwestern Energy Co.*	98,100	642,555
TotalEnergies SE (France)	127,670	8,681,435
TotalEnergies SE (France), ADR(a)	9,693	653,114
Valero Energy Corp.	23,995	3,119,350
Williams Cos., Inc. (The)	16,886	588,139
Woodside Energy Group Ltd. (Australia)	15,863	334,973

		87,813,768

Paper & Forest Products — 0.0%
Holmen AB (Sweden) (Class B Stock)	7,444	314,411
Lee & Man Paper Manufacturing Ltd. (China)	291,000	85,367
Mondi PLC (Austria)	17,654	345,395
UPM-Kymmene OYJ (Finland)	33,198	1,252,252

		1,997,425

Passenger Airlines — 0.1%
Air New Zealand Ltd. (New Zealand)	969,300	389,026
Delta Air Lines, Inc.	112,605	4,530,099
Deutsche Lufthansa AG (Germany)*	98,508	875,761
International Consolidated Airlines Group SA (United Kingdom)*	194,300	383,373
Japan Airlines Co. Ltd. (Japan)	13,600	267,173
Qantas Airways Ltd. (Australia)*	227,423	833,054
Singapore Airlines Ltd. (Singapore)	116,900	580,447
United Airlines Holdings, Inc.*	14,400	594,144

		8,453,077

Personal Care Products — 0.3%
Beiersdorf AG (Germany)	3,948	591,232
Haleon PLC	170,804	699,318
Kao Corp. (Japan)	24,200	994,756
L’Oreal SA (France)	20,694	10,315,975
Shiseido Co. Ltd. (Japan)	4,800	144,683
Unilever PLC (United Kingdom)	116,882	5,658,377
Unilever PLC (United Kingdom), ADR	35,951	1,742,905

		20,147,246

Pharmaceuticals — 2.3%
AstraZeneca PLC (United Kingdom)	84,449	11,391,318
AstraZeneca PLC (United Kingdom), ADR	30,234	2,036,260
Bayer AG (Germany)	15,075	559,342
Bristol-Myers Squibb Co.	103,366	5,303,709
Chugai Pharmaceutical Co. Ltd. (Japan)	24,200	914,236
Daiichi Sankyo Co. Ltd. (Japan)	42,300	1,158,035
Elanco Animal Health, Inc.*	238,600	3,555,140
Eli Lilly & Co.	21,098	12,298,446
GSK PLC	344,171	6,356,565
Hikma Pharmaceuticals PLC (Jordan)	48,163	1,097,495
Ipsen SA (France)	11,577	1,381,012

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Jazz Pharmaceuticals PLC*	609	$74,907
Johnson & Johnson	86,600	13,573,684
Kyowa Kirin Co. Ltd. (Japan)	36,400	610,753
Merck & Co., Inc.	99,000	10,792,980
Merck KGaA (Germany)	2,259	359,666
Novartis AG (Switzerland)	130,817	13,213,889
Novo Nordisk A/S (Denmark), ADR	6,569	679,563
Novo Nordisk A/S (Denmark) (Class B Stock)	193,979	20,102,274
Ono Pharmaceutical Co. Ltd. (Japan)	109,300	1,944,394
Orion OYJ (Finland) (Class B Stock)	7,978	345,698
Otsuka Holdings Co. Ltd. (Japan)	48,500	1,813,755
Pfizer, Inc.	153,300	4,413,507
Recordati Industria Chimica e Farmaceutica SpA (Italy)	5,967	321,757
Roche Holding AG	35,583	10,343,749
Sandoz Group AG (Switzerland)*	48,161	1,549,535
Sanofi SA	71,668	7,121,847
Sanofi SA, ADR	34,484	1,714,889
Sawai Group Holdings Co. Ltd. (Japan)	4,200	154,946
Shionogi & Co. Ltd. (Japan)	41,900	2,016,563
Takeda Pharmaceutical Co. Ltd. (Japan)	38,100	1,092,634
Teva Pharmaceutical Industries Ltd. (Israel)*	60,700	637,487
Teva Pharmaceutical Industries Ltd. (Israel), ADR*	79,600	831,024

		139,761,059

Professional Services — 0.4%
Adecco Group AG (Switzerland)	24,587	1,207,554
Automatic Data Processing, Inc.	23,600	5,498,092
BayCurrent Consulting, Inc. (Japan)	8,500	297,551
Computershare Ltd. (Australia)	81,846	1,363,176
Dun & Bradstreet Holdings, Inc.	214,800	2,513,160
Experian PLC	25,325	1,033,142
Leidos Holdings, Inc.	24,800	2,684,352
Randstad NV (Netherlands)	3,774	236,856
Recruit Holdings Co. Ltd. (Japan)	82,900	3,466,143
RELX PLC (United Kingdom)	73,714	2,924,516
Teleperformance SE (France)	4,636	678,744
Wolters Kluwer NV (Netherlands)	13,131	1,868,141

		23,771,427

Real Estate Management & Development — 0.2%
Azrieli Group Ltd. (Israel)	7,968	515,376
CK Asset Holdings Ltd. (Hong Kong)	81,000	406,547
Daito Trust Construction Co. Ltd. (Japan)	3,200	370,389
Daiwa House Industry Co. Ltd. (Japan)	12,600	380,903
Hang Lung Properties Ltd. (Hong Kong)	225,000	312,820
Henderson Land Development Co. Ltd. (Hong Kong)	45,000	138,575
Hongkong Land Holdings Ltd. (Hong Kong)	85,300	296,678
Jones Lang LaSalle, Inc.*	2,800	528,836
KE Holdings, Inc. (China), ADR	72,662	1,177,851

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Real Estate Management & Development (cont’d.)
Mitsubishi Estate Co. Ltd. (Japan)	20,000	$274,161
Mitsui Fudosan Co. Ltd. (Japan)	22,300	545,228
New World Development Co. Ltd. (Hong Kong)	459,000	711,689
Nexity SA (France)	24,800	462,196
Nomura Real Estate Holdings, Inc. (Japan)	44,600	1,170,324
Sagax AB (Sweden) (Class B Stock)	5,121	140,953
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	55,500	470,065
Swiss Prime Site AG (Switzerland)	1,727	184,518
Tricon Residential, Inc. (Canada)	442,536	4,027,078
UOL Group Ltd. (Singapore)	27,800	132,064

		12,246,251

Residential REITs — 0.4%
Apartment Income REIT Corp.	86,815	3,015,085
AvalonBay Communities, Inc.	3,114	583,003
Camden Property Trust	9,623	955,468
Equity LifeStyle Properties, Inc.	18,800	1,326,152
Equity Residential	126,202	7,718,514
Sun Communities, Inc.	22,019	2,942,839
UDR, Inc.	77,883	2,982,140
Veris Residential, Inc.	405,095	6,372,145

		25,895,346

Retail REITs — 0.5%
AEON REIT Investment Corp. (Japan)	400	400,868
Brixmor Property Group, Inc.	138,345	3,219,288
InvenTrust Properties Corp.	45,194	1,145,216
Japan Metropolitan Fund Investment Corp. (Japan)	494	356,570
Klepierre SA (France)	46,302	1,264,075
Realty Income Corp.(a)	153,417	8,809,204
Regency Centers Corp.	11,468	768,356
Retail Opportunity Investments Corp.	54,132	759,472
Scentre Group (Australia)	602,199	1,226,324
Simon Property Group, Inc.	76,314	10,885,429
SITE Centers Corp.	153,950	2,098,339
Unibail-Rodamco-Westfield (France)*	13,748	1,016,850
Vicinity Ltd. (Australia)	545,555	757,837

		32,707,828

Semiconductors & Semiconductor Equipment — 2.5%
Advanced Micro Devices, Inc.*	34,624	5,103,924
Advantest Corp. (Japan)	57,306	1,930,958
Analog Devices, Inc.(a)	2,616	519,433
Applied Materials, Inc.	44,577	7,224,594
ASM International NV (Netherlands)	9,839	5,120,950
ASML Holding NV (Netherlands) (XAMS)	21,293	16,073,817
ASML Holding NV (Netherlands) (XNGS)	1,088	823,529
BE Semiconductor Industries NV (Netherlands)	6,926	1,045,660
Broadcom, Inc.	16,303	18,198,224
Disco Corp. (Japan)	8,300	2,049,824
Global Unichip Corp. (Taiwan)	22,201	1,254,894

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
Infineon Technologies AG (Germany)	80,419	$3,358,508
Intel Corp.	200,819	10,091,155
KLA Corp.	600	348,780
Lam Research Corp.	9,365	7,335,230
Lasertec Corp. (Japan)	1,700	446,295
Marvell Technology, Inc.	12,200	735,782
Micron Technology, Inc.	67,900	5,794,586
NVIDIA Corp.	81,424	40,322,793
NXP Semiconductors NV (China)	7,582	1,741,434
QUALCOMM, Inc.	52,500	7,593,075
Renesas Electronics Corp. (Japan)*	97,500	1,743,394
SK Hynix, Inc. (South Korea)	4,133	451,067
STMicroelectronics NV (Singapore)	47,543	2,384,709
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	39,122	4,068,688
Tokyo Electron Ltd. (Japan)	21,900	3,892,503
Tokyo Seimitsu Co. Ltd. (Japan)	6,900	423,173
UMS Holdings Ltd. (Singapore)	558,500	566,293
United Microelectronics Corp. (Taiwan), ADR(a)	145,643	1,232,140
Universal Display Corp.	3,247	621,021

		152,496,433

Software — 2.9%
Adobe, Inc.*	13,839	8,256,347
AppLovin Corp. (Class A Stock)*	55,500	2,211,675
Cadence Design Systems, Inc.*	18,800	5,120,556
CCC Intelligent Solutions Holdings, Inc.*	69,300	789,327
Check Point Software Technologies Ltd. (Israel)*	8,700	1,329,273
Crowdstrike Holdings, Inc. (Class A Stock)*	14,700	3,753,204
CyberArk Software Ltd.*	14,620	3,202,511
Dassault Systemes SE (France)	72,424	3,544,961
Datadog, Inc. (Class A Stock)*	3,000	364,140
Dynatrace, Inc.*	69,563	3,804,400
Gen Digital, Inc.	127,700	2,914,114
HubSpot, Inc.*	350	203,189
Intuit, Inc.	14,123	8,827,299
Microsoft Corp.	247,195	92,955,208
Monday.com Ltd.*	12,862	2,415,612
Nemetschek SE (Germany)	13,887	1,198,930
Nice Ltd. (Israel)*	6,669	1,326,323
Oracle Corp.	16,036	1,690,675
Oracle Corp. (Japan)	7,500	577,344
Sage Group PLC (The) (United Kingdom)	43,663	651,837
Salesforce, Inc.*	40,945	10,774,267
SAP SE (Germany)	38,535	5,931,369
ServiceNow, Inc.*	6,600	4,662,834
Teradata Corp.*	24,200	1,052,942
Trend Micro, Inc. (Japan)*	15,400	821,898
Workday, Inc. (Class A Stock)*	16,700	4,610,202
Xero Ltd. (New Zealand)*	4,498	343,146

		173,333,583

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Specialized REITs — 0.8%
American Tower Corp.	11,600	$2,504,208
Digital Realty Trust, Inc.	25,068	3,373,651
EPR Properties	42,453	2,056,848
Equinix, Inc.	21,811	17,566,361
Extra Space Storage, Inc.	26,491	4,247,302
Gaming & Leisure Properties, Inc.	7,988	394,208
Iron Mountain, Inc.	142,871	9,998,113
Public Storage(a)	31,172	9,507,460
Weyerhaeuser Co.	14,500	504,165

		50,152,316

Specialty Retail — 0.7%
Advance Auto Parts, Inc.(a)	11,400	695,742
DCM Holdings Co. Ltd. (Japan)	43,400	397,711
EDION Corp. (Japan)	37,400	416,699
Fast Retailing Co. Ltd. (Japan)	7,300	1,805,136
H & M Hennes & Mauritz AB (Sweden) (Class B Stock)	19,156	335,997
Home Depot, Inc. (The)	24,500	8,490,475
IDOM, Inc. (Japan)	61,100	419,731
Industria de Diseno Textil SA (Spain)	131,913	5,755,899
JB Hi-Fi Ltd. (Australia)	12,000	433,667
JD Sports Fashion PLC (United Kingdom)	357,403	754,241
Kingfisher PLC (United Kingdom)	211,000	653,759
K’s Holdings Corp. (Japan)	42,000	393,195
Lowe’s Cos., Inc.	38,565	8,582,641
O’Reilly Automotive, Inc.*	1,779	1,690,192
Petco Health & Wellness Co., Inc.*	218,700	691,092
Pets at Home Group PLC (United Kingdom)	100,800	409,222
Ross Stores, Inc.	4,543	628,706
Super Retail Group Ltd. (Australia)	61,700	663,050
TJX Cos., Inc. (The)	35,467	3,327,159
Ulta Beauty, Inc.*	7,300	3,576,927
USS Co. Ltd. (Japan)	15,600	313,189

		40,434,430

Technology Hardware, Storage & Peripherals — 1.6%
Apple, Inc.	449,280	86,499,878
Brother Industries Ltd. (Japan)	108,700	1,731,048
Canon, Inc. (Japan)	28,300	726,001
Dell Technologies, Inc. (Class C Stock)	4,568	349,452
Hewlett Packard Enterprise Co.	216,200	3,671,076
HP, Inc.	49,700	1,495,473
Logitech International SA (Switzerland)	19,714	1,874,573
Ricoh Co. Ltd. (Japan)	22,100	169,254
Seagate Technology Holdings PLC	4,558	389,116

		96,905,871

Textiles, Apparel & Luxury Goods — 0.7%
adidas AG (Germany)	8,792	1,786,594
Brunello Cucinelli SpA (Italy)	25,773	2,522,466
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	17,485	2,415,100
Deckers Outdoor Corp.*	5,300	3,542,679
Hermes International SCA (France)	3,609	7,670,985
Kering SA (France)	318	140,842

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (cont’d.)
Lululemon Athletica, Inc.*	12,568	$6,425,893
LVMH Moet Hennessy Louis Vuitton SE (France)	14,845	12,062,114
Moncler SpA (Italy)	15,680	965,407
NIKE, Inc. (Class B Stock)	20,700	2,247,399
Pandora A/S (Denmark)	14,832	2,050,600
Ralph Lauren Corp.(a)	3,690	532,098
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	345,500	382,922

		42,745,099

Tobacco — 0.2%
Altria Group, Inc.	89,900	3,626,566
British American Tobacco PLC (United Kingdom)	143,782	4,206,944
Imperial Brands PLC (United Kingdom)	133,017	3,063,088
Japan Tobacco, Inc. (Japan)	101,700	2,626,425

		13,523,023

Trading Companies & Distributors — 0.3%
AerCap Holdings NV (Ireland)*	21,100	1,568,152
Ashtead Group PLC (United Kingdom)	28,046	1,949,398
Brenntag SE (Germany)	9,858	906,024
Bunzl PLC (United Kingdom)	19,046	773,944
Ferguson PLC	3,657	706,057
ITOCHU Corp. (Japan)	57,700	2,350,690
Kanamoto Co. Ltd. (Japan)	21,200	438,955
Marubeni Corp. (Japan)	77,500	1,220,202
Mitsubishi Corp. (Japan)	116,400	1,854,167
Mitsui & Co. Ltd. (Japan)	72,900	2,731,122
Reece Ltd. (Australia)	12,409	189,275
Rexel SA (France)	26,300	721,836
Sojitz Corp. (Japan)	18,400	414,532
Sumitomo Corp. (Japan)	25,700	559,275
Toyota Tsusho Corp. (Japan)	6,900	404,907
United Rentals, Inc.	5,500	3,153,810
Watsco, Inc.	471	201,809

		20,144,155

Transportation Infrastructure — 0.1%
Aena SME SA (Spain), 144A	10,962	1,989,726
Airports of Thailand PCL (Thailand)	497,343	869,909
Getlink SE (France)	18,812	344,539
Kamigumi Co. Ltd. (Japan)	16,300	388,440

		3,592,614

Water Utilities — 0.1%
American Water Works Co., Inc.	25,700	3,392,143

Wireless Telecommunication Services — 0.1%
Airtel Africa PLC (Nigeria), 144A	271,600	450,528
KDDI Corp. (Japan)	51,100	1,620,815
SoftBank Corp. (Japan)	70,900	883,537
SoftBank Group Corp. (Japan)	10,000	441,385
Tele2 AB (Sweden) (Class B Stock)	51,876	445,909

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Wireless Telecommunication Services (cont’d.)
Vodafone Group PLC (United Kingdom)	1,122,571	$980,387

		4,822,561

TOTAL COMMON STOCKS (cost $2,251,502,440)		2,488,380,784

PREFERRED STOCKS — 0.0%
Automobiles — 0.0%
Bayerische Motoren Werke AG (Germany) (PRFC)	2,309	229,752
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC), 144A	6,327	557,264

		787,016

Capital Markets — 0.0%
State Street Corp., 5.350%(ff), Series G, Maturing 03/15/26(a)(oo)	15,000	355,650

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	19,897	1,600,555

Machinery — 0.0%
Jungheinrich AG (Germany) (PRFC)	15,000	549,209

TOTAL PREFERRED STOCKS (cost $3,241,765)		3,292,430

UNAFFILIATED EXCHANGE-TRADED FUNDS — 5.5%
Energy Select Sector SPDR Fund(a)	222,069	18,618,265
iShares 0-3 Month Treasury Bond ETF	360,000	36,097,200
iShares 0-5 Year TIPS Bond ETF	111,178	10,961,039
iShares 1-3 Year Treasury Bond ETF	608	49,880
iShares Core S&P Mid-Cap ETF	13,024	3,609,602
iShares Core U.S. Aggregate Bond ETF(a)	360,702	35,799,673
iShares Floating Rate Bond ETF	672	34,017
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	270,360	29,918,038
iShares MBS ETF	44,410	4,178,093
iShares MSCI EAFE ETF	50,000	3,767,500
iShares Russell 1000 Growth ETF	128,006	38,807,579
iShares Russell 1000 Value ETF(a)	198,077	32,732,224
iShares S&P Small-Cap 600 Growth ETF(a)	52,000	6,507,280
iShares S&P Small-Cap 600 Value ETF	57,906	5,968,371
iShares TIPS Bond ETF(a)	244,240	26,253,358
Vanguard Real Estate ETF(a)	493,496	43,605,306
Vanguard Total International Bond ETF	671,482	33,147,709

TOTAL UNAFFILIATED EXCHANGE-TRADED FUNDS (cost $309,687,740)		330,055,134

UNAFFILIATED FUNDS — 2.8%
AQR Diversified Arbitrage Fund, (Institutional Shares)	2,024,617	24,072,699
Calamos Market Neutral Income Fund, (R6 Shares)	2,756,599	39,116,140

			Shares	Value
UNAFFILIATED FUNDS (continued)
JPMorgan Hedged Equity Fund, (Institutional Shares)			550,095	$15,529,187
Merger Fund (The), (Institutional Shares)			2,127,953	36,090,077
PIMCO TRENDS Managed Futures Strategy Fund, (Institutional Shares)			2,093,897	22,509,390
Victory Market Neutral Income Fund, (Institutional Shares)			2,398,941	21,014,725
Virtus AlphaSimplex Managed Futures Strategy Fund, (Institutional Shares)			1,322,962	12,065,416

TOTAL UNAFFILIATED FUNDS (cost $173,538,484)				170,397,634

Interest Rate	Maturity Date		Principal Amount (000)#

ASSET-BACKED SECURITIES — 2.3%
Collateralized Loan Obligations
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2021-21A, Class B, 144A, 3 Month SOFR + 2.012% (Cap N/A, Floor 1.750%)
7.427%(c)	10/20/34		4,000	4,001,243
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)
6.764%(c)	10/17/32		3,000	2,999,732
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2020-21A, Class A1R, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.825%(c)	10/15/34		4,525	4,526,541
BlueMountain CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R2, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)
6.749%(c)	08/20/32		7,500	7,477,540
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)
6.755%(c)	04/15/32		6,750	6,737,707
Carlyle US CLO Ltd. (Cayman Islands),
Series 2021-11A, Class A, 144A, 3 Month SOFR + 1.357% (Cap N/A, Floor 1.095%)
6.735%(c)	01/25/33		2,000	2,000,022
CBAM Ltd. (Cayman Islands),
Series 2020-12A, Class AR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)
6.857%(c)	07/20/34		2,750	2,735,019
CIFC Funding Ltd. (Cayman Islands),
Series 2021-05A, Class A, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.402%)
6.795%(c)	07/15/34		3,000	3,002,704
Crown City CLO (Cayman Islands),
Series 2020-01A, Class A1AR, 144A, 3 Month SOFR + 1.452% (Cap N/A, Floor 1.190%)
6.867%(c)	07/20/34		8,750	8,722,584
CVC Cordatus Loan Fund DAC (Ireland),
Series 15A, Class AR, 144A, 3 Month EURIBOR + 0.890% (Cap N/A, Floor 0.890%)
4.852%(c)	08/26/32	EUR	4,750	5,171,923

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month SOFR + 1.542% (Cap N/A, Floor 1.542%)
6.935%(c)	07/15/29		169	$169,593
Generate CLO Ltd. (Cayman Islands),
Series 02A, Class AR, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.824%(c)	01/22/31		1,859	1,858,959
Greywolf CLO Ltd. (Cayman Islands),
Series 2020-03RA, Class A1R, 144A, 3 Month SOFR + 1.550% (Cap N/A, Floor 1.290%)
6.962%(c)	04/15/33		2,750	2,740,218
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 0.000%)
6.670%(c)	04/25/31		3,812	3,810,487
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-14A, Class A1AR, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.877%(c)	10/20/34		4,375	4,372,709
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.000%)
6.687%(c)	10/12/30		1,838	1,835,932
Ocean Trails CLO (Cayman Islands),
Series 2020-09A, Class BR, 144A, 3 Month SOFR + 2.012% (Cap N/A, Floor 1.750%)
7.405%(c)	10/15/34		5,250	5,199,772
OZLM Funding Ltd. (Cayman Islands),
Series 2013-04A, Class A1R, 144A, 3 Month SOFR + 1.512% (Cap N/A, Floor 0.000%)
6.924%(c)	10/22/30		2,314	2,315,165
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 0.000%)
6.744%(c)	04/17/31		8,682	8,683,069
Series 2018-20A, Class A1, 144A, 3 Month SOFR + 1.312% (Cap N/A, Floor 1.050%)
6.727%(c)	04/20/31		2,855	2,855,935
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2021-03A, Class B, 144A, 3 Month SOFR + 2.012% (Cap N/A, Floor 1.750%)
7.427%(c)	10/20/34		4,100	4,064,033
Silver Rock CLO (Cayman Islands),
Series 2023-03A, Class A1, 144A
—%(p)	01/20/36		7,000	7,000,000
Sixth Street CLO Ltd. (Cayman Islands),
Series 2020-16A, Class A1R, 144A, 3 Month SOFR + 1.790% (Cap N/A, Floor 1.790%)
7.123%(c)	01/20/37		3,000	2,999,472
St. Paul’s CLO DAC (Ireland),
Series 05A, Class ARR, 144A, 3 Month EURIBOR + 0.710% (Cap N/A, Floor 0.710%)
4.712%(c)	02/20/30	EUR	4,960	5,399,664
Series 07A, Class B1RR, 144A, 3 Month EURIBOR + 1.650% (Cap N/A, Floor 1.650%)
5.625%(c)	07/18/34	EUR	4,725	5,026,543

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
TCW CLO Ltd. (Cayman Islands),
Series 2021-02A, Class AS, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.820%(c)	07/25/34		2,000	$1,995,364
THL Credit Wind River CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)
6.837%(c)	07/20/34		3,250	3,225,482
Tikehau US CLO Ltd. (Bermuda),
Series 2022-02A, Class A1R, 144A
—%(p)	01/20/36		7,500	7,500,000
Trinitas CLO Ltd. (Cayman Islands),
Series 2023-26A, Class A1, 144A
—%(p)	01/20/35		7,500	7,500,000
Venture CLO Ltd. (Cayman Islands),
Series 2017-28AA, Class A1R, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.887%(c)	10/20/34		4,000	3,975,197
Wellfleet CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)
6.797%(c)	07/20/32		4,025	4,013,762
Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.814%(c)	01/17/31	3,307		3,306,724

TOTAL ASSET-BACKED SECURITIES (cost $138,325,641)				137,223,095

CORPORATE BONDS — 0.9%
Aerospace & Defense — 0.1%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.500%	02/01/29(a)		450	455,125
7.875%	04/15/27		1,762	1,764,555

				2,219,680

Airlines — 0.0%
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28		699	640,079
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26		565	551,056
4.625%	04/15/29		140	130,467

				1,321,602

Auto Manufacturers — 0.0%
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43		1,525	1,259,741
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.900%	02/16/28		200	179,510

				1,439,251

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Parts & Equipment — 0.0%
Dana, Inc.,
Sr. Unsec’d. Notes
5.375%	11/15/27(a)	650	$645,755
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A
8.000%	11/17/28	375	320,583

			966,338

Banks — 0.1%
Cassa Depositi e Prestiti SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.750%	05/05/26	400	399,368
Citigroup, Inc.,
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)	1,635	1,523,522
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A
12.000%	10/01/28	100	109,041
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U
3.650%(ff)	08/10/26(oo)	365	327,653
Sberbank of Russia Via SB Capital SA (Russia),
Sub. Notes
5.250%	05/23/23(d)	1,000	50,000

			2,409,584

Building Materials — 0.0%
Griffon Corp.,
Gtd. Notes
5.750%	03/01/28	700	688,144
JELD-WEN, Inc.,
Gtd. Notes, 144A
4.625%	12/15/25	62	60,168
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	07/15/30	775	711,079

			1,459,391

Chemicals — 0.0%
Rain Carbon, Inc.,
Sr. Sec’d. Notes, 144A
12.250%	09/01/29(a)	150	146,716
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A
13.000%	12/16/27	162	164,542

			311,258

Commercial Services — 0.0%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26	585	582,584
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32	25	22,204
3.875%	02/15/31	375	340,819

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
5.250%	01/15/30(a)	1,100	$1,085,493

			2,031,100

Computers — 0.0%
NCR Atleos Corp.,
Sr. Sec’d. Notes, 144A
9.500%	04/01/29	210	223,769

Diversified Financial Services — 0.0%
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
5.125%	12/15/30	75	68,344
5.500%	08/15/28	670	645,590
6.000%	01/15/27	225	223,380
OneMain Finance Corp.,
Gtd. Notes
3.875%	09/15/28	400	354,223
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
7.875%	12/15/29	250	257,832

			1,549,369

Electric — 0.1%
Calpine Corp.,
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29	500	464,383
5.000%	02/01/31	925	848,373
5.125%	03/15/28	700	670,799
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44	280	271,073
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28	550	547,932
Gtd. Notes, 144A
3.375%	02/15/29	100	88,348
3.625%	02/15/31	1,175	1,010,729
Jr. Sub. Notes, 144A
10.250%(ff)	03/15/28(oo)	150	156,144
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26(oo)	375	371,621
8.000%(ff)	10/15/26(oo)	1,375	1,370,280
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27	965	939,648

			6,739,330

Entertainment — 0.0%
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	02/15/30	225	231,319
Sr. Unsec’d. Notes, 144A
4.625%	10/15/29(a)	475	429,417
Caesars Resort Collection LLC/CRC Finco, Inc.,
Sr. Sec’d. Notes, 144A
5.750%	07/01/25	200	199,853

SEE NOTES TO FINANCIAL STATEMENTS.
A17

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Entertainment (cont’d.)
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	05/01/26		275	$270,507
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
7.625%	04/15/26		325	326,895
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	02/15/29		450	425,847
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	01/15/27		300	291,528

				2,175,366

Environmental Control — 0.0%
GFL Environmental, Inc. (Canada),
Sr. Sec’d. Notes, 144A
6.750%	01/15/31		140	144,256

Foods — 0.1%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.500%	03/15/29		200	181,552
B&G Foods, Inc.,
Gtd. Notes
5.250%	09/15/27(a)		650	591,602
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
3.250%	02/16/26	GBP	2,300	2,712,492
Bellis Finco PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.000%	02/16/27	GBP	1,200	1,324,058
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30		150	138,380
4.375%	01/31/32		300	273,818

				5,221,902

Gas — 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.875%	08/20/26		700	691,538

Healthcare-Products — 0.0%
Medline Borrower LP,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		250	226,126
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29(a)		125	118,046

				344,172

Healthcare-Services — 0.0%
DaVita, Inc.,
Gtd. Notes, 144A
4.625%	06/01/30		425	371,530
Tenet Healthcare Corp.,
Gtd. Notes
6.125%	10/01/28(a)		350	348,382

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Sr. Sec’d. Notes, 144A
6.750%	05/15/31(a)	750	$767,695

			1,487,607

Home Builders — 0.0%
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A
4.875%	02/15/30	985	866,800
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30(a)	925	849,844
Taylor Morrison Communities, Inc.,
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30	105	101,729

			1,818,373

Leisure Time — 0.0%
NCL Corp. Ltd.,
Gtd. Notes, 144A
5.875%	03/15/26	150	145,500
NCL Finance Ltd.,
Gtd. Notes, 144A
6.125%	03/15/28(a)	300	283,875
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A
7.250%	01/15/30	75	78,000
Sr. Unsec’d. Notes, 144A
5.500%	08/31/26	275	270,875
Viking Cruises Ltd.,
Gtd. Notes, 144A
5.875%	09/15/27	450	437,625

			1,215,875

Lodging — 0.0%
MGM Resorts International,
Gtd. Notes
5.500%	04/15/27(a)	700	694,428
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.500%	01/15/26	375	364,688

			1,059,116

Machinery-Diversified — 0.0%
Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	01/01/30	100	104,667
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A
11.500%	09/01/28	250	259,614

			364,281

Media — 0.1%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31	900	786,281

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
CSC Holdings LLC,
Gtd. Notes, 144A
3.375%	02/15/31	690	$507,087
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30	700	419,749
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A (original cost $230,000; purchased 07/18/19)(f)
6.625%	08/15/27(d)	230	10,611
Sec’d. Notes, 144A (original cost $582,750; purchased 07/18/19 - 08/30/22)(f)
5.375%	08/15/26(d)	1,750	88,047
DISH DBS Corp.,
Gtd. Notes
7.375%	07/01/28	300	180,717
DISH Network Corp.,
Sr. Sec’d. Notes, 144A
11.750%	11/15/27	1,100	1,147,480
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
8.000%	08/15/28	390	403,128

			3,543,100

Oil & Gas — 0.1%
Antero Resources Corp.,
Gtd. Notes, 144A
5.375%	03/01/30	225	215,936
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26(a)	325	326,881
9.000%	11/01/27	53	66,726
Sr. Unsec’d. Notes, 144A
8.250%	12/31/28(a)	325	327,979
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25	200	199,601
Civitas Resources, Inc.,
Gtd. Notes, 144A
8.375%	07/01/28	125	130,733
8.625%	11/01/30	75	79,783
CNX Resources Corp.,
Gtd. Notes, 144A
7.250%	03/14/27	200	201,432
Crescent Energy Finance LLC,
Gtd. Notes, 144A
7.250%	05/01/26	350	354,345
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
7.125%	02/01/27	100	101,750
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.950%	07/01/24	603	606,311
7.500%	05/01/31	1,200	1,346,152
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes
6.000%	05/16/24(d)	5,400	583,875

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Southwestern Energy Co.,
Gtd. Notes
5.375%	02/01/29	500	$486,844
Transocean, Inc.,
Gtd. Notes, 144A
8.000%	02/01/27(a)	100	98,500

			5,126,848

Packaging & Containers — 0.0%
Ball Corp.,
Gtd. Notes
6.000%	06/15/29	450	459,282

Pharmaceuticals — 0.0%
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27	40	22,077
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	02/15/29	225	96,750
5.250%	01/30/30	150	66,937
5.250%	02/15/31	175	75,250
6.250%	02/15/29	500	217,500
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28(a)	200	184,082
Sr. Unsec’d. Notes, 144A
5.125%	04/30/31(a)	200	170,488

			833,084

Pipelines — 0.1%
Energy Transfer LP,
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	1,225	1,137,228
Jr. Sub. Notes, Series H
6.500%(ff)	11/15/26(oo)	800	760,481
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
6.000%	03/01/27	150	147,324
7.500%	10/01/25	375	379,159
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29	70	63,039
4.125%	08/15/31	45	39,760
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.300%	03/01/48	95	83,116

			2,610,107

Real Estate — 0.0%
Howard Hughes Corp. (The),
Gtd. Notes, 144A
5.375%	08/01/28	610	587,727

Retail — 0.1%
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24	625	619,855

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Sr. Sec’d. Notes, 144A
4.625%	01/15/29		775	$704,388
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25		900	899,595

				2,223,838

Telecommunications — 0.1%
Altice France SA (France),
Sr. Sec’d. Notes
4.125%	01/15/29	EUR	2,200	1,919,151
Level 3 Financing, Inc.,
Gtd. Notes, 144A (original cost $44,250; purchased 11/03/23 - 11/08/23)(f)
4.250%	07/01/28		75	43,500
Gtd. Notes, 144A (original cost $32,938; purchased 11/03/23)(f)
4.625%	09/15/27		50	30,000
Sr. Sec’d. Notes, 144A (original cost $98,250; purchased 11/07/23)(f)
3.400%	03/01/27		100	96,000
Sr. Sec’d. Notes, 144A (original cost $325,655; purchased 03/31/23)(f)
10.500%	05/15/30		341	332,779
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28		900	975,651
8.750%	03/15/32		500	616,980

				4,014,061

Transportation — 0.0%
GN Bondco LLC,
Sr. Sec’d. Notes, 144A
9.500%	10/15/31		375	365,667
XPO, Inc.,
Gtd. Notes, 144A
7.125%	06/01/31		75	77,872
7.125%	02/01/32		135	139,234

				582,773

TOTAL CORPORATE BONDS (cost $61,783,907)				55,173,978

FLOATING RATE AND OTHER LOANS — 0.1%
Media — 0.0%
Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 8.000%
12.925%(c)	05/25/26		73	54,547
Second Lien Term Loan
8.175%	08/24/26		1,269	53,925

				108,472

Retail — 0.1%
EG Finco Ltd. (United Kingdom),
Additional Second Lien Loan Facility, 3 Month EURIBOR + 7.000%
10.925%(c)	04/30/27	EUR	1,980	1,952,211
Term Loan B Tranche C, 3 Month EURIBOR + 5.500%
9.480%(c)	02/07/28	EUR	772	827,529

				2,779,740

Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (continued)
Telecommunications — 0.0%
CenturyLink, Inc.,
Term B Loan, 1 Month SOFR + 2.364%
7.720%(c)	03/15/27		30	$20,185
Digicel International Finance Ltd. (Jamaica),
First Lien Initial Term B Loan, 6 Month LIBOR + 3.250%
8.981%(c)	05/27/24		875	814,134
Level 3 Financing, Inc.,
Tranche B 2027 Term Loan, 1 Month SOFR + 1.864%
7.220%(c)	03/01/27^		90	85,500

				919,819

TOTAL FLOATING RATE AND OTHER LOANS (cost $4,637,213)				3,808,031

SOVEREIGN BONDS — 0.0%
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34	EUR	330	404,352
Russian Foreign Bond - Eurobond (Russia),
Sr. Unsec’d. Notes
2.650%	05/27/36(d)	EUR	1,100	346,418
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes
8.250%	10/13/24(d)		800	114,750

TOTAL SOVEREIGN BONDS (cost $1,994,541)				865,520

U.S. TREASURY OBLIGATIONS — 5.1%
U.S. Treasury Bonds
1.750%	08/15/41		5,900	4,109,719
2.250%	05/15/41(h)(k)		22,600	17,246,625
2.750%	08/15/47(h)		11,680	9,115,875
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	07/15/24		5,662	5,566,082
0.125%	04/15/25		2,406	2,320,832
0.125%	01/15/30		5,591	5,071,014
0.125%	01/15/31		4,191	3,743,472
0.125%	07/15/31		5,180	4,608,930
0.125%	01/15/32		2,050	1,802,283
0.125%	02/15/51		2,859	1,776,180
0.250%	01/15/25		1,786	1,733,973
0.250%	02/15/50		4,302	2,814,663
0.375%	01/15/27		3,435	3,266,413
0.500%	01/15/28		32,932	31,175,798
0.625%	01/15/26		9,377	9,051,827
0.625%	07/15/32		9,634	8,812,743
0.625%	02/15/43		5,058	3,960,676
0.750%	07/15/28		1,749	1,675,113
0.750%	02/15/42		4,384	3,562,555
0.750%	02/15/45		1,740	1,363,587
0.875%	01/15/29		2,631	2,519,523
0.875%	02/15/47		413	326,240
1.000%	02/15/46		1,157	948,465
1.000%	02/15/48		2,275	1,839,897
1.250%	04/15/28		1,164	1,134,600
1.375%	07/15/33		157	152,396
1.375%	02/15/44		86	76,821
1.500%	02/15/53		270	245,886

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(continued)
1.750%	01/15/28	2,379	$2,366,054
2.000%	01/15/26	12,944	12,844,820
2.125%	02/15/40	3,080	3,167,499
2.125%	02/15/41	139	143,254
2.500%	01/15/29	790	816,869
3.375%	04/15/32	12,485	13,986,713
U.S. Treasury Notes
0.750%	01/31/28	37,000	32,623,594
1.125%	02/28/27	101,500	92,983,516
3.875%	04/30/25	5,835	5,782,576
3.875%	12/31/29	4,620	4,613,503
U.S. Treasury Strips Coupon
1.503%(s)	08/15/40	4,175	2,042,488
2.388%(s)	05/15/43	1,610	686,451
2.392%(s)	11/15/43	2	834
2.419%(s)	05/15/44(h)	3,460	1,412,653
4.464%(s)	11/15/40	3,105	1,498,163
4.667%(s)	02/15/39	5,505	2,919,800
4.920%(s)	08/15/48	380	131,293
4.924%(s)	02/15/49	230	78,290
5.045%(s)	02/15/41	675	322,392
5.331%(s)	02/15/40	525	264,100
5.356%(s)	05/15/40	220	109,124

TOTAL U.S. TREASURY OBLIGATIONS (cost $331,089,006)			308,816,174

TOTAL LONG-TERM INVESTMENTS (cost $4,594,643,067)			4,876,399,505

		Shares

SHORT-TERM INVESTMENTS — 22.7%

AFFILIATED MUTUAL FUNDS — 15.7%
PGIM Core Ultra Short Bond Fund(wa) 774,510,247			774,510,247
PGIM Institutional Money Market Fund (cost $176,143,815; includes $175,321,123 of cash collateral forsecurities on loan)(b)(wa)		176,203,415	176,132,934

TOTAL AFFILIATED MUTUAL FUNDS (cost $950,654,062)			950,643,181

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(n) — 5.9%
U.S. Treasury Bills
5.262%	03/14/24(h)(k)	37,500	37,111,387
5.283%	02/29/24	8,346	8,275,215
5.284%	02/15/24	122	121,219
5.303%	02/27/24(k)	69,500	68,929,046
5.323%	01/25/24(h)	81	80,727
5.326%	02/22/24(kk)	8,414	8,351,535
5.328%	04/02/24(k)	65,000	64,146,851
5.389%	02/08/24	171,061	170,134,577

TOTAL U.S. TREASURY OBLIGATIONS (cost $357,093,073)			357,150,557

Value
OPTIONS PURCHASED*~ — 1.1% (cost $67,674,129)	$63,663,180

TOTAL SHORT-TERM INVESTMENTS (cost $1,375,421,264)	1,371,456,918

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 103.4% (cost $5,970,064,331)	6,247,856,423

OPTIONS WRITTEN*~ — (0.0)% (premiums received $0)	(27)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 103.4% (cost $5,970,064,331)	6,247,856,396
Liabilities in excess of other assets(z) — (3.4)%	(203,671,064)

NET ASSETS — 100.0%	$6,044,185,332

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Options with maturity dates greater than one year from date of acquisition would be considered long-term investments.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $435,863 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $171,513,051; cash collateral of $175,321,123 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $1,313,843. The aggregate value of $600,937 is 0.0% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(kk)	Represents security, or a portion thereof, segregated as collateral for TBA securities.
(n)	Rate shown reflects yield to maturity at purchased date.

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
MSCI EAFE ETF Index (FLEX)	Call	01/07/27	$78.00	18,100	1,810	$17,204,363
Russell 2000 Index (FLEX)	Call	01/07/27	$2,175.00	80	8	2,381,200
S&P 500 Index (FLEX)	Call	01/07/27	$4,700.00	240	24	19,963,016
S&P 500 Index (FLEX)	Call	11/30/27	$4,650.00	240	24	24,114,601

Total Options Purchased (cost $67,674,129)						$63,663,180

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
GS_21-PJA^	Put	GSI	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	10,270	$(27)

(premiums received $0)

Financial Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
863	Month CME SOFR	Mar. 2024	$20,348,137	$21,923
953	Month CME SOFR	Jun. 2024	22,566,062	88,194
6932	Year U.S. Treasury Notes	Mar. 2024	142,698,445	1,139,760
1,1385	Year U.S. Treasury Notes	Mar. 2024	123,784,175	2,088,124
1,463	10 Year U.S. Treasury Notes	Mar. 2024	165,158,992	5,127,177
268	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	35,803,125	2,462,198
1,774	Mini MSCI EAFE Index	Mar. 2024	199,787,880	6,922,830
153	Russell 2000 E-Mini Index	Mar. 2024	15,664,905	1,111,713
1,274	S&P 500 E-Mini Index	Mar. 2024	307,034,000	9,633,755

				28,595,674

Short Positions:
13	5 Year Euro-Bobl	Mar. 2024	1,711,829	(28,207)
7	10 Year Euro-Bund	Mar. 2024	1,060,388	(29,139)
116	10 Year U.S. Ultra Treasury Notes	Mar. 2024	13,689,813	(623,851)
107	20 Year U.S. Treasury Bonds	Mar. 2024	13,368,312	(643,496)

				(1,324,693)

				$27,270,981

Commodity Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
153	Brent Crude	Mar. 2024	$11,787,120	$160,258

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Commodity Futures contracts outstanding at December 31, 2023 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (cont’d):
100	Coffee ’C’	Mar. 2024	$7,061,250	$402,749
122	Copper	Mar. 2024	11,866,025	179,092
175	Corn	Mar. 2024	4,123,437	(123,106)
106	Cotton No. 2	Mar. 2024	4,293,000	30,874
42	Gasoline RBOB	Mar. 2024	3,749,911	90,191
122	Gold 100 OZ	Feb. 2024	25,275,960	687,825
70	Hard Red Winter Wheat	Mar. 2024	2,247,000	(63,003)
170	Lean Hogs	Feb. 2024	4,622,300	(78,478)
110	Live Cattle	Feb. 2024	7,414,000	120,275
1	LME Copper	Mar. 2024	213,888	1,696
15	LME Lead	Jan. 2024	766,594	(66,687)
31	LME Lead	Mar. 2024	1,606,188	21,169
3	LME Nickel	Jan. 2024	295,830	(20,136)
20	LME Nickel	Mar. 2024	1,991,160	(31,874)
25	LME PRI Aluminum	Jan. 2024	1,469,687	64,745
121	LME PRI Aluminum	Mar. 2024	7,202,525	704,222
6	LME Zinc	Jan. 2024	396,450	11,788
82	LME Zinc	Mar. 2024	5,460,175	464,526
54	Low Sulphur Gas Oil	Mar. 2024	3,967,650	(31,075)
361	Natural Gas	Mar. 2024	8,400,470	(198,541)
52	NY Harbor ULSD	Mar. 2024	5,449,517	(48,360)
51	Silver	Mar. 2024	6,141,930	195,824
80	Soybean	Mar. 2024	5,192,000	(100,774)
123	Soybean Meal	Mar. 2024	4,747,800	(119,570)
168	Soybean Oil	Mar. 2024	4,856,544	(199,612)
201	Sugar #11 (World)	Mar. 2024	4,632,970	(380,680)
114	Wheat	Mar. 2024	3,579,600	3,950
155	WTI Crude	Mar. 2024	11,135,200	41,878

				1,719,166

Short Positions:
1	LME Copper	Mar. 2024	213,888	(9,149)
15	LME Lead	Jan. 2024	766,594	29,187
3	LME Lead	Mar. 2024	155,438	13,469
3	LME Nickel	Jan. 2024	295,830	64,921
11	LME Nickel	Mar. 2024	1,095,138	16,387
25	LME PRI Aluminum	Jan. 2024	1,469,687	(80,419)
21	LME PRI Aluminum	Mar. 2024	1,250,025	(60,178)
6	LME Zinc	Jan. 2024	396,450	(24,444)
2	LME Zinc	Mar. 2024	133,175	(3,825)

				(54,051)

				$1,665,115

Forward foreign currency exchange contracts outstanding at December 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/24	JPM	AUD	206	$131,000	$140,809	$9,809	$—
Brazilian Real,
Expiring 02/02/24	CITI	BRL	2,628	531,000	539,817	8,817	—
Canadian Dollar,
Expiring 01/19/24	JPM	CAD	971	715,845	732,878	17,033	—

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chilean Peso,
Expiring 03/20/24	DB	CLP	398,444	$455,000	$450,198	$—	$(4,802)
Chinese Renminbi,
Expiring 01/30/24	BARC	CNH	5,029	701,000	707,263	6,263	—
Expiring 01/30/24	BOA	CNH	5,675	792,000	798,244	6,244	—
Expiring 01/30/24	JPM	CNH	9,866	1,358,379	1,387,635	29,256	—
Colombian Peso,
Expiring 03/20/24	CITI	COP	899,080	223,014	228,247	5,233	—
Expiring 03/20/24	GSI	COP	1,177,317	288,487	298,882	10,395	—
Expiring 03/20/24	GSI	COP	1,167,974	288,150	296,510	8,360	—
Czech Koruna,
Expiring 01/19/24	CITI	CZK	13,564	588,240	606,074	17,834	—
Expiring 01/19/24	DB	CZK	12,298	525,000	549,510	24,510	—
Expiring 01/19/24	DB	CZK	9,591	409,000	428,564	19,564	—
Expiring 01/19/24	DB	CZK	8,085	357,601	361,246	3,645	—
Expiring 01/19/24	GSI	CZK	8,147	353,250	364,038	10,788	—
Expiring 01/19/24	GSI	CZK	8,001	356,089	357,494	1,405	—
Expiring 01/19/24	MSI	CZK	11,140	486,000	497,794	11,794	—
Euro,
Expiring 01/19/24	CITI	EUR	422	464,142	466,270	2,128	—
Expiring 01/19/24	CITI	EUR	179	193,100	197,778	4,678	—
Expiring 01/19/24	GSI	EUR	819	902,000	904,401	2,401	—
Expiring 01/19/24	JPM	EUR	820	902,000	905,599	3,599	—
Expiring 01/19/24	MSI	EUR	3,047	3,251,325	3,366,862	115,537	—
Expiring 01/19/24	SSB	EUR	353	382,660	390,031	7,371	—
Expiring 01/19/24	UAG	EUR	834	915,000	921,966	6,966	—
Hungarian Forint,
Expiring 01/19/24	DB	HUF	158,722	450,000	456,113	6,113	—
Expiring 01/19/24	DB	HUF	139,514	383,000	400,915	17,915	—
Expiring 01/19/24	GSI	HUF	115,464	323,000	331,805	8,805	—
Expiring 01/19/24	SSB	HUF	158,817	439,000	456,386	17,386	—
Indian Rupee,
Expiring 03/20/24	SSB	INR	108,204	1,293,003	1,295,330	2,327	—
Expiring 03/20/24	UAG	INR	134,779	1,610,886	1,613,470	2,584	—
Indonesian Rupiah,
Expiring 03/20/24	BOA	IDR	11,555,185	742,740	750,411	7,671	—
Expiring 03/20/24	HSBC	IDR	9,058,907	578,000	588,299	10,299	—
Expiring 03/20/24	JPM	IDR	4,577,215	293,500	297,251	3,751	—
Israeli Shekel,
Expiring 03/20/24	BOA	ILS	2,093	566,597	579,592	12,995	—
Expiring 03/20/24	CITI	ILS	1,840	497,000	509,530	12,530	—
Japanese Yen,
Expiring 01/19/24	HSBC	JPY	85,600	584,133	609,096	24,963	—
Mexican Peso,
Expiring 03/20/24	GSI	MXN	10,034	572,000	583,148	11,148	—
Expiring 03/20/24	HSBC	MXN	18,717	1,070,500	1,087,739	17,239	—
Expiring 03/20/24	TD	MXN	6,758	384,000	392,752	8,752	—
New Zealand Dollar,
Expiring 01/19/24	CITI	NZD	1,420	854,557	897,413	42,856	—
Peruvian Nuevo Sol,
Expiring 03/20/24	BNP	PEN	291	77,547	78,512	965	—
Expiring 03/20/24	MSI	PEN	1,007	267,053	271,580	4,527	—
Polish Zloty,
Expiring 01/19/24	DB	PLN	1,585	381,000	402,740	21,740	—
Expiring 01/19/24	GSI	PLN	1,582	397,000	402,037	5,037	—
Expiring 01/19/24	GSI	PLN	1,519	365,000	385,966	20,966	—

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Polish Zloty (cont’d.),
Expiring 01/19/24	MSI	PLN	1,567	$392,000	$398,233	$6,233	$—
Expiring 01/19/24	SSB	PLN	1,662	400,000	422,207	22,207	—
Singapore Dollar,
Expiring 03/20/24	CITI	SGD	613	462,000	466,159	4,159	—
South African Rand,
Expiring 03/20/24	HSBC	ZAR	12,940	685,530	702,386	16,856	—
Expiring 03/20/24	SSB	ZAR	4,294	229,000	233,083	4,083	—
Expiring 03/20/24	TD	ZAR	14,888	795,781	808,121	12,340	—
Thai Baht,
Expiring 03/20/24	HSBC	THB	19,939	575,000	588,262	13,262	—
Expiring 03/20/24	MSI	THB	20,592	596,000	607,544	11,544	—
Turkish Lira,
Expiring 03/20/24	BARC	TRY	7,110	226,000	223,630	—	(2,370)
Expiring 03/20/24	BARC	TRY	6,008	188,000	188,974	974	—

				$32,248,109	$32,926,794	685,857	(7,172)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/24	JPM	AUD	560	$360,443	$381,740	$—	$(21,297)
Brazilian Real,
Expiring 02/02/24	CITI	BRL	2,190	444,246	449,715	—	(5,469)
British Pound,
Expiring 01/12/24	HSBC	GBP	3,791	4,773,493	4,832,895	—	(59,402)
Expiring 01/19/24	HSBC	GBP	615	757,284	784,460	—	(27,176)
Chilean Peso,
Expiring 03/20/24	MSI	CLP	383,025	434,520	432,777	1,743	—
Chinese Renminbi,
Expiring 01/30/24	BOA	CNH	4,852	673,000	682,468	—	(9,468)
Expiring 01/30/24	HSBC	CNH	4,624	648,000	650,327	—	(2,327)
Expiring 01/30/24	HSBC	CNH	2,582	358,000	363,139	—	(5,139)
Expiring 01/30/24	JPM	CNH	5,089	705,000	715,765	—	(10,765)
Expiring 01/30/24	MSI	CNH	2,587	358,000	363,888	—	(5,888)
Expiring 01/30/24	SCB	CNH	2,648	372,000	372,387	—	(387)
Czech Koruna,
Expiring 01/19/24	BARC	CZK	28,537	1,231,943	1,275,155	—	(43,212)
Expiring 01/19/24	DB	CZK	17,254	771,000	770,984	16	—
Expiring 01/19/24	GSI	CZK	9,741	414,800	435,281	—	(20,481)
Expiring 01/19/24	MSI	CZK	10,798	459,200	482,495	—	(23,295)
Euro,
Expiring 01/12/24	JPM	EUR	18,645	20,417,010	20,594,401	—	(177,391)
Expiring 01/19/24	BARC	EUR	3,447	3,767,299	3,808,644	—	(41,345)
Expiring 01/19/24	CITI	EUR	692	756,505	764,595	—	(8,090)
Expiring 01/19/24	DB	EUR	684	726,794	755,755	—	(28,961)
Expiring 01/19/24	DB	EUR	683	748,089	754,677	—	(6,588)
Expiring 01/19/24	HSBC	EUR	339	369,781	374,563	—	(4,782)
Hungarian Forint,
Expiring 01/19/24	GSI	HUF	720,614	1,948,027	2,070,799	—	(122,772)
Expiring 01/19/24	GSI	HUF	193,083	541,000	554,854	—	(13,854)
Expiring 01/19/24	GSI	HUF	169,485	453,000	487,043	—	(34,043)
Expiring 01/19/24	UAG	HUF	104,643	292,926	300,709	—	(7,783)

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Israeli Shekel,
Expiring 03/20/24	CITI	ILS	2,227	$610,000	$616,588	$—	$(6,588)
Expiring 03/20/24	CITI	ILS	1,737	470,833	481,061	—	(10,228)
New Taiwanese Dollar,
Expiring 03/20/24	HSBC	TWD	39,015	1,254,087	1,293,065	—	(38,978)
Expiring 03/20/24	JPM	TWD	216,464	7,065,204	7,174,271	—	(109,067)
Expiring 03/20/24	SCB	TWD	27,524	899,000	912,237	—	(13,237)
Peruvian Nuevo Sol,
Expiring 03/20/24	BARC	PEN	2,578	688,834	695,013	—	(6,179)
Expiring 03/20/24	CITI	PEN	1,663	444,333	448,463	—	(4,130)
Expiring 03/20/24	SCB	PEN	2,323	611,584	626,305	—	(14,721)
Philippine Peso,
Expiring 03/20/24	CITI	PHP	28,104	506,516	507,605	—	(1,089)
Expiring 03/20/24	HSBC	PHP	20,545	369,583	371,085	—	(1,502)
Expiring 03/20/24	SCB	PHP	33,091	596,239	597,694	—	(1,455)
Expiring 03/20/24	SSB	PHP	41,988	750,569	758,392	—	(7,823)
Expiring 03/20/24	SSB	PHP	30,643	551,376	553,478	—	(2,102)
Polish Zloty,
Expiring 01/19/24	BARC	PLN	1,864	426,000	473,617	—	(47,617)
Expiring 01/19/24	CITI	PLN	1,301	326,740	330,573	—	(3,833)
Expiring 01/19/24	CITI	PLN	792	200,260	201,318	—	(1,058)
Expiring 01/19/24	UAG	PLN	3,861	903,790	981,079	—	(77,289)
Singapore Dollar,
Expiring 03/20/24	BNYM	SGD	2,694	2,015,781	2,049,257	—	(33,476)
South Korean Won,
Expiring 03/20/24	BARC	KRW	2,823,035	2,152,655	2,190,247	—	(37,592)
Thai Baht,
Expiring 03/20/24	MSI	THB	10,718	301,528	316,208	—	(14,680)

				$63,926,272	$65,037,072	1,759	(1,112,559)

						$687,616	$(1,119,731)

Cross currency exchange contracts outstanding at December 31, 2023:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
01/19/24	Buy	EUR	412	PLN	1,880	$—	$(21,974)	BOA
01/19/24	Buy	PLN	1,913	EUR	436	4,265	—	MSI

						$4,265	$(21,974)

Credit default swap agreements outstanding at December 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJA	01/14/24	0.500%(M)	4,613	*	$3,134	$(62)	$3,196	GSI

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Credit default swap agreements outstanding at December 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Buy Protection(1):
United Mexican States	12/20/24	1.000	%(Q)	140	$(1,186)	$191	$(1,377)	CITI

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
International Bank for Reconstruction & Development	03/20/24	0.250%(Q)	4,770	0.039%	$2,658	$1,021	$1,637	BOA
Petroleos Mexicanos	12/20/24	1.000%(Q)	140	2.187%	(1,533)	(2,562)	1,029	CITI

					$1,125	$(1,541)	$2,666

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.HY.41.V1	12/20/28	1.000%(Q)	45,435	$(858,507)	$(896,455)	$(37,948)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest rate swap agreements outstanding at December 31, 2023:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
GBP	565	05/08/24	0.950%(A)	1 Day SONIA(1)(A)/ 5.187%	$(17,910)	$30,192	$48,102
GBP	2,737	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/ 5.187%	(144,600)	312,416	457,016
GBP	1,205	05/08/29	1.100%(A)	1 Day SONIA(1)(A)/ 5.187%	(94,015)	205,492	299,507
GBP	247	05/08/31	1.150%(A)	1 Day SONIA(1)(A)/ 5.187%	(10,753)	50,657	61,410
	66,970	08/31/24	5.384%(T)	1 Day SOFR(2)(T)/ 5.380%	—	128,218	128,218
	7,208	03/08/25	4.946%(A)	1 Day SOFR(2)(A)/ 5.380%	—	14,541	14,541
	9,328	03/09/25	5.110%(A)	1 Day SOFR(2)(A)/ 5.380%	—	48,884	48,884
	21,087	03/10/25	5.088%(A)	1 Day SOFR(2)(A)/ 5.380%	—	81,976	81,976
	27,245	08/31/25	4.805%(A)	1 Day SOFR(1)(A)/ 5.380%	—	(175,525)	(175,525)
	4,910	09/25/26	4.699%(A)	1 Day SOFR(1)(A)/ 5.380%	908	(101,418)	(102,326)

					$(266,370)	$595,433	$861,803

(1) The Portfolio pays the fixed rate and receives the floating rate.

(2) The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
Bloomberg Commodity Index Total Return(Q)	3 Month U.S. Treasury Bill(Q)/5.260%	BOA	03/28/24	23,290	$(10,364)	$—	$(10,364)
Total Return Benchmark Bond Index(T)	1 Day USOIS -45bps(T)/ 4.880%	GSI	03/20/24	(10,515)	(961,495)	—	(961,495)
U.S. Treasury Bond(T)	1 Day USOIS +19bps(T)/ 5.520%	GSI	02/01/24	10,060	(209,608)	—	(209,608)

					$(1,181,467)	$—	$(1,181,467)

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$1,212	$(2,624)	$5,862	$(1,182,844)

During the reporting period ended December 31, 2023, the Fund held reverse repurchase agreements the entire period with an average value of $874,614 and a daily weighted average interest rate of 1.887%. At December 31, 2023, the Fund did not hold any reverse repurchase agreements.

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$106,000	$4,406,284
MSC	1,109,348	54,369,186

Total	$1,215,348	$58,775,470

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds
Domestic Equity	$530,821,362	$—	$—
Fixed Income	518,084,012	—	—
International Fixed Income	329,481,351	—	—
Common Stocks	1,595,977,135	892,056,393	347,256
Preferred Stocks	355,650	2,936,780	—
Unaffiliated Exchange-Traded Funds	330,055,134	—	—
Asset-Backed Securities
Collateralized Loan Obligations	—	137,223,095	—
Corporate Bonds	—	55,173,978	—
Floating Rate and Other Loans	—	3,722,531	85,500
Sovereign Bonds	—	865,520	—
U.S. Treasury Obligations	—	308,816,174	—
Unaffiliated Funds	170,397,634	—	—
Short-Term Investments
Affiliated Mutual Funds	950,643,181	—	—
U.S. Treasury Obligations	—	357,150,557	—
Options Purchased	—	63,663,180	—

Total	$4,425,815,459	$1,821,608,208	$432,756

Liabilities
Option Written	$—	$—	$(27)

Other Financial Instruments*
Assets
Financial Futures Contracts	$28,595,674	$—	$—
Commodity Futures Contracts	3,305,026	—	—
OTC Forward Foreign Currency Exchange Contracts	—	687,616	—
OTC Cross Currency Exchange Contracts	—	4,265	—
OTC Credit Default Swap Agreements	—	2,658	3,134
Centrally Cleared Interest Rate Swap Agreements	—	1,139,654	—

Total	$31,900,700	$1,834,193	$3,134

Liabilities
Financial Futures Contracts	$(1,324,693)	$—	$—
Commodity Futures Contracts	(1,639,911)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities (continued)
OTC Forward Foreign Currency Exchange Contracts	$—	$(1,119,731)	$—
OTC Cross Currency Exchange Contracts	—	(21,974)	—
Centrally Cleared Credit Default Swap Agreement	—	(37,948)	—
OTC Credit Default Swap Agreements	—	(2,719)	—
Centrally Cleared Interest Rate Swap Agreements	—	(277,851)	—
OTC Total Return Swap Agreements	—	(1,181,467)	—

Total	$(2,964,604)	$(2,641,690)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Affiliated Mutual Funds (2.9% represents investments purchased with collateral from securities on loan)	38.5%
U.S. Treasury Obligations	11.0
Unaffiliated Exchange-Traded Funds	5.5
Software	2.9
Unaffiliated Funds	2.8
Semiconductors & Semiconductor Equipment	2.5
Banks	2.4
Pharmaceuticals	2.3
Collateralized Loan Obligations	2.3
Technology Hardware, Storage & Peripherals	1.6
Oil, Gas & Consumable Fuels	1.5
Interactive Media & Services	1.4
Insurance	1.3
Capital Markets	1.2
Financial Services	1.1
Options Purchased	1.1
Automobiles	1.0
Broadline Retail	1.0
Machinery	1.0
Aerospace & Defense	0.9
Specialized REITs	0.8
Metals & Mining	0.8
Hotels, Restaurants & Leisure	0.8
Health Care Providers & Services	0.7
Textiles, Apparel & Luxury Goods	0.7
Specialty Retail	0.7
Biotechnology	0.6
Chemicals	0.6
Health Care Equipment & Supplies	0.6
Food Products	0.6
Industrial REITs	0.6
Electric Utilities	0.6
Consumer Staples Distribution & Retail	0.6
Retail REITs	0.5
IT Services	0.5
Beverages	0.5
Industrial Conglomerates	0.4
Electrical Equipment	0.4
Residential REITs	0.4
Entertainment	0.4
Diversified Telecommunication Services	0.4
Household Products	0.4
Professional Services	0.4
Health Care REITs	0.4
Ground Transportation	0.3
Personal Care Products	0.3
Trading Companies & Distributors	0.3
Multi-Utilities	0.3
Household Durables	0.3
Electronic Equipment, Instruments & Components	0.3
Life Sciences Tools & Services	0.3
Media	0.3

Construction Materials	0.3%
Construction & Engineering	0.3
Building Products	0.2
Tobacco	0.2
Communications Equipment	0.2
Real Estate Management & Development	0.2
Office REITs	0.2
Air Freight & Logistics	0.2
Commercial Services & Supplies	0.2
Diversified REITs	0.2
Retail	0.2
Automobile Components	0.1
Consumer Finance	0.1
Passenger Airlines	0.1
Hotel & Resort REITs	0.1
Electric	0.1
Containers & Packaging	0.1
Energy Equipment & Services	0.1
Foods	0.1
Oil & Gas	0.1
Telecommunications	0.1
Wireless Telecommunication Services	0.1
Independent Power & Renewable Electricity Producers	0.1
Health Care Technology	0.1
Distributors	0.1
Transportation Infrastructure	0.1
Gas Utilities	0.1
Water Utilities	0.1
Marine Transportation	0.1
Pipelines	0.1
Diversified Consumer Services	0.0	*
Commercial Services	0.0	*
Paper & Forest Products	0.0	*
Home Builders	0.0	*
Diversified Financial Services	0.0	*
Healthcare-Services	0.0	*
Building Materials	0.0	*
Auto Manufacturers	0.0	*
Leisure Products	0.0	*
Airlines	0.0	*
Leisure Time	0.0	*
Lodging	0.0	*
Auto Parts & Equipment	0.0	*
Sovereign Bonds	0.0	*
Gas	0.0	*
Real Estate	0.0	*
Transportation	0.0	*
Packaging & Containers	0.0	*
Machinery-Diversified	0.0	*
Healthcare-Products	0.0	*
Computers	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Industry Classification (continued):

Environmental Control	0.0	*%

	103.4
Option Written	(0.0	)*
Liabilities in excess of other assets	(3.4)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Due from/to broker-variation margin futures	$3,305,026	*	Due from/to broker-variation margin futures	$1,639,911	*
Commodity contracts	—	—		Unrealized depreciation on OTC swap agreements	10,364
Credit contracts	—	—		Due from/to broker-variation margin swaps	37,948	*
Credit contracts	Premiums paid for OTC swap agreements	1,212		Premiums received for OTC swap agreements	2,624
Credit contracts	—	—		Options written outstanding, at value	27
Credit contracts	Unrealized appreciation on OTC swap agreements	5,862		Unrealized depreciation on OTC swap agreements	1,377
Equity contracts	Due from/to broker-variation margin futures	17,668,298	*	—	—
Equity contracts	Unaffiliated investments	63,663,180		—	—
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	4,265		Unrealized depreciation on OTC cross currency exchange contracts	21,974
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	687,616		Unrealized depreciation on OTC forward foreign currency exchange contracts	1,119,731
Interest rate contracts	Due from/to broker-variation margin futures	10,927,376	*	Due from/to broker-variation margin futures	1,324,693	*
Interest rate contracts	Due from/to broker-variation margin swaps	1,139,654	*	Due from/to broker-variation margin swaps	277,851	*
Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	1,171,103

		$97,402,489			$5,607,603

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Commodity contracts	$53,647	$2,116,475	$2,385,308	$—	$(21,068,225)
Credit contracts	(757,299)	836,042	—	—	127,670
Equity contracts	—	—	48,003,194	—	4,942,660
Foreign exchange contracts	(20,116)	18,569	—	(1,474,253)	—
Interest rate contracts	(1,206,541)	2,541,147	6,429,026	—	(34,042,815)

Total	$(1,930,309)	$5,512,233	$56,817,528	$(1,474,253)	$(50,040,710)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Commodity contracts	$20,024	$(236,619)	$742,778	$—	$(497,666)
Credit contracts	357,686	(166,287)	—	—	88,832
Equity contracts	21,884,653	—	28,999,069	—	43,189
Foreign exchange contracts	—	—	—	2,057,907	—
Interest rate contracts	(1,096,321)	2,227,059	6,731,291	—	27,830,768

Total	$21,166,042	$1,824,153	$36,473,138	$2,057,907	$27,465,123

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 68,726,314
Options Written (2)	281,392,069
Futures Contracts - Long Positions (2)	1,114,540,948
Futures Contracts - Short Positions (2)	545,240,089
Forward Foreign Currency Exchange Contracts - Purchased (3)	269,338,337
Forward Foreign Currency Exchange Contracts - Sold (3)	528,991,004
Cross Currency Exchange Contracts (4)	4,902,306
Interest Rate Swap Agreements (2)	1,426,524,546
Credit Default Swap Agreements - Buy Protection (2)	72,942,681
Credit Default Swap Agreements - Sell Protection (2)	90,612,952
Currency Swap Agreements (2)	8,887,200
Total Return Swap Agreements (2)	323,970,212
Inflation Swap Agreements (2)	105,991,352

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$171,513,051	$(171,513,051)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC(4)	$7,237	$(178,315)	$(171,078)	$171,078	$—
BNP(4)	965	—	965	—	965
BNYM(4)	—	(33,476)	(33,476)	—	(33,476)
BOA(3)	—	(10,364)	(10,364)	10,364	—
BOA(4)	29,568	(31,442)	(1,874)	—	(1,874)
CITI(4)	99,455	(44,424)	55,031	—	55,031
DB(4)	93,503	(40,351)	53,152	—	53,152
GSI(4)	82,501	(1,362,342)	(1,279,841)	1,279,841	—
HSBC(4)	82,619	(139,306)	(56,687)	—	(56,687)
JPM(4)	63,448	(318,520)	(255,072)	255,072	—
MSI(4)	155,643	(43,863)	111,780	(111,780)	—
SCB(4)	—	(29,800)	(29,800)	—	(29,800)
SSB(4)	53,374	(9,925)	43,449	—	43,449
TD(4)	21,092	—	21,092	—	21,092
UAG(4)	9,550	(85,072)	(75,522)	—	(75,522)

	$698,955	$(2,327,200)	$(1,628,245)	$1,604,575	$(23,670)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.
(3)	PGIM Quant Solutions
(4)	PGIM Fixed Income

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $171,513,051:
Unaffiliated investments (cost $3,700,567,939)	$3,918,826,517
Affiliated investments (cost $2,269,496,392)	2,329,029,906
Foreign currency, at value (cost $1,069,494)	626,475
Cash	435,157
Receivable for investments sold	9,961,364
Dividends and interest receivable	6,870,117
Tax reclaim receivable	6,303,317
Deposit with broker for centrally cleared/exchange-traded derivatives	1,215,348
Unrealized appreciation on OTC forward foreign currency exchange contracts	687,616
Due from broker-variation margin swaps	71,648
Receivable from affiliate	19,721
Receivable for Portfolio shares sold	10,601
Unrealized appreciation on OTC swap agreements	5,862
Unrealized appreciation on OTC cross currency exchange contracts	4,265
Premiums paid for OTC swap agreements	1,212
Prepaid expenses	55,080

Total Assets	6,274,124,206

LIABILITIES
Payable to broker for collateral for securities on loan	175,321,123
Payable for investments purchased	41,903,311
Payable to affiliate	2,802,482
Due to broker-variation margin futures	2,370,934
Accrued expenses and other liabilities	2,345,741
Management fee payable	1,447,040
Payable for Portfolio shares purchased	1,268,463
Unrealized depreciation on OTC swap agreements	1,182,844
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,119,731
Distribution fee payable	123,819
Unrealized depreciation on OTC cross currency exchange contracts	21,974
Deposit due to broker for centrally cleared swaps/exchange-traded derivatives	13,949
Foreign capital gains tax liability accrued	10,555
Trustees’ fees payable	3,550
Premiums received for OTC swap agreements	2,624
Affiliated transfer agent fee payable	707
Options written outstanding, at value (premiums received $0)	27

Total Liabilities	229,938,874

NET ASSETS	$6,044,185,332

Net assets were comprised of:
Partners’ Equity	$6,044,185,332

Net asset value and redemption price per share, $6,044,185,332 / 232,390,318 outstanding shares of beneficial interest	$26.01

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $15,964 foreign withholding tax)	$73,447,362
Unaffiliated dividend income (net of $4,153,443 foreign withholding tax, of which $330,660 is reimbursable by an affiliate)	72,029,880
Affiliated dividend income	33,386,664
Income from securities lending, net (including affiliated income of $826,334)	896,284

Total income	179,760,190

EXPENSES
Management fee	38,387,506
Distribution fee	14,386,091
Custodian and accounting fees	1,056,262
Professional fees	113,662
Trustees’ fees	106,078
Audit fee	106,000
Shareholders’ reports	22,419
Dividends on securities sold short	16,503
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,851
Miscellaneous	183,707

Total expenses	54,387,079
Less: Fee waiver and/or expense reimbursement	(2,920,805)
Distribution fee waiver	(119,341)

Net expenses	51,346,933

NET INVESTMENT INCOME (LOSS)	128,413,257

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on: Investment transactions (including affiliated of $13,385,993) (net of foreign capital gains taxes $(520,153))	129,045,233
Net capital gain distributions received	1,338,816
Futures transactions	56,817,528
Forward and cross currency contract transactions	(1,474,253)
Options written transactions	5,512,233
Swap agreements transactions	(50,040,710)
Foreign currency transactions	(18,736,020)

122,462,827

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $58,150,542) (net of change in foreign capital gains taxes $431,218)	461,160,563
Futures	36,473,138
Forward and cross currency contracts	2,057,907
Options written	1,824,153
Swap agreements	27,465,123
Foreign currencies	(2,140,977)

526,839,907

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	649,302,734

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$777,715,991

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$128,413,257	$119,845,590
Net realized gain (loss) on investment and foreign currency transactions	121,124,011	21,532,072
Net capital gain distributions received	1,338,816	—
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	526,839,907	(1,547,254,052)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	777,715,991	(1,405,876,390)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [24,100,356 and 29,803,612 shares, respectively]	586,060,941	682,640,329
Portfolio shares purchased [48,513,634 and 88,955,155 shares, respectively]	(1,155,783,212)	(2,050,257,779)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(569,722,271)	(1,367,617,450)

TOTAL INCREASE (DECREASE)	207,993,720	(2,773,493,840)
NET ASSETS:
Beginning of year	5,836,191,612	8,609,685,452

End of year	$6,044,185,332	$5,836,191,612

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a) :
Net Asset Value, beginning of year	$22.73	$27.25	$23.95	$21.63	$17.75

Income (Loss) From Investment Operations:
Net investment income (loss)	0.52	0.42	0.27	0.22	0.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.76	(4.94)	3.03	2.10	3.52

Total from investment operations	3.28	(4.52)	3.30	2.32	3.88

Capital Contributions	—	—	—	—	—	(b)(c)(d)

Net Asset Value, end of year	$26.01	$22.73	$27.25	$23.95	$21.63

Total Return(e)	14.48%	(16.62)%	13.83%	10.68%	21.86	%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6,044	$5,836	$8,610	$8,621	$8,758
Average net assets (in millions)	$5,900	$6,884	$8,754	$7,816	$8,488
Ratios to average net assets(g) :
Expenses after waivers and/or expense reimbursement	0.87%	0.87%	0.85%	0.87%	0.87%
Expenses before waivers and/or expense reimbursement	0.92%	0.91%	0.89%	0.91%	0.91%
Net investment income (loss)	2.18%	1.74%	1.06%	1.06%	1.79%
Portfolio turnover rate(h)(i)	298%	537%	467%	728%	390%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST BALANCED ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 82.0%
AFFILIATED MUTUAL FUNDS — 25.1%
Domestic Equity — 9.4%
AST ClearBridge Dividend Growth Portfolio*	2,012,303	$61,999,050
AST Large-Cap Growth Portfolio*	7,370,372	534,278,290
AST Large-Cap Value Portfolio*	4,837,104	231,407,059
AST Small-Cap Growth Portfolio*	1,847,239	128,918,818
AST Small-Cap Value Portfolio*	3,636,498	137,786,891
AST T. Rowe Price Natural Resources Portfolio*	533,218	15,628,628

		1,110,018,736

Fixed Income — 15.6%
AST High Yield Portfolio*	538,281	6,540,117
AST PGIM Fixed Income Central Portfolio*	170,848,194	1,822,950,226

		1,829,490,343

International Equity — 0.1%
AST Emerging Markets Equity Portfolio*	889,669	8,033,713

TOTAL AFFILIATED MUTUAL FUNDS (cost $2,666,797,697)(wa)		2,947,542,792

COMMON STOCKS — 40.8%
Aerospace & Defense — 0.8%
Airbus SE (France)	31,511	4,868,084
Airbus SE (France), ADR	24,942	962,013
Axon Enterprise, Inc.*(a)	9,500	2,454,135
BAE Systems PLC (United Kingdom)	294,690	4,171,100
Boeing Co. (The)*	61,236	15,961,776
Curtiss-Wright Corp.	9,400	2,094,226
Dassault Aviation SA (France)	6,562	1,300,130
General Dynamics Corp.	14,651	3,804,425
Howmet Aerospace, Inc.	145,454	7,871,971
Huntington Ingalls Industries, Inc.	5,036	1,307,547
Kongsberg Gruppen ASA (Norway)	16,678	763,535
L3Harris Technologies, Inc.	3,922	826,052
Lockheed Martin Corp.	5,646	2,558,993
Melrose Industries PLC (United Kingdom)	284,166	2,054,061
MTU Aero Engines AG (Germany)	7,026	1,513,722
Northrop Grumman Corp.	28,263	13,231,041
Rheinmetall AG (Germany)	5,022	1,592,658
Rolls-Royce Holdings PLC (United Kingdom)*	1,063,602	4,056,971
RTX Corp.(a)	72,311	6,084,248
Saab AB (Sweden) (Class B Stock)	12,572	757,635
Safran SA (France)	32,658	5,757,945
Singapore Technologies Engineering Ltd. (Singapore)	134,000	394,590
Textron, Inc.	77,082	6,198,934
Thales SA (France)	5,020	743,325
TransDigm Group, Inc.	1,159	1,172,444
Woodward, Inc.	15,200	2,069,176

		94,570,737

Air Freight & Logistics — 0.2%
C.H. Robinson Worldwide, Inc.	2,388	206,299

	Shares	Value

COMMON STOCKS (continued)
Air Freight & Logistics (cont’d.)
Deutsche Post AG (Germany)	48,884	$2,419,566
DSV A/S (Denmark)	2,760	484,951
Expeditors International of Washington, Inc.(a)	3,164	402,461
FedEx Corp.	38,774	9,808,659
Sankyu, Inc. (Japan)	15,400	564,470
United Parcel Service, Inc. (Class B Stock)	33,861	5,323,965
Yamato Holdings Co. Ltd. (Japan)	53,800	992,797

		20,203,168

Automobile Components — 0.1%
Aptiv PLC*	13,707	1,229,792
BorgWarner, Inc.	4,876	174,805
Bridgestone Corp. (Japan)	29,600	1,222,521
Cie Generale des Etablissements Michelin SCA (France)	64,911	2,332,028
Denso Corp. (Japan)	169,300	2,541,590
Mobileye Global, Inc. (Israel) (Class A Stock)*(a)	23,047	998,396
Sumitomo Electric Industries Ltd. (Japan)	122,300	1,551,815

		10,050,947

Automobiles — 0.9%
Bayerische Motoren Werke AG (Germany)	23,317	2,594,521
BYD Co. Ltd. (China) (Class H Stock)	52,308	1,442,897
Ferrari NV (Italy)	17,338	5,853,426
Ford Motor Co.	660,236	8,048,277
General Motors Co.(a)	293,047	10,526,248
Honda Motor Co. Ltd. (Japan)	327,600	3,379,265
Isuzu Motors Ltd. (Japan)	39,200	502,531
Kia Corp. (South Korea)	5,828	450,699
Mahindra & Mahindra Ltd. (India)	86,794	1,802,589
Mazda Motor Corp. (Japan)	257,700	2,754,578
Mercedes-Benz Group AG (Germany)	33,342	2,300,526
Stellantis NV	207,331	4,857,900
Subaru Corp. (Japan)	175,900	3,208,313
Suzuki Motor Corp. (Japan)	20,400	869,378
Tesla, Inc.*	181,246	45,036,006
Toyota Motor Corp. (Japan)	579,600	10,620,428
Volkswagen AG (Germany)	1,872	244,961

		104,492,543

Banks — 2.1%
ABN AMRO Bank NV (Netherlands), 144A, CVA	111,350	1,674,536
ANZ Group Holdings Ltd. (Australia)	120,882	2,135,746
Banco Bilbao Vizcaya Argentaria SA (Spain)	477,204	4,349,362
Banco BPM SpA (Italy)	56,797	300,964
Banco Santander SA (Spain)	934,431	3,908,430
Bangkok Bank PCL (Thailand)	120,500	552,007
Bank Central Asia Tbk PT (Indonesia)	3,085,853	1,884,529
Bank Mandiri Persero Tbk PT (Indonesia)	2,261,451	888,383
Bank of America Corp.	956,340	32,199,968

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Bank of China Ltd. (China) (Class H Stock)	726,000	$275,867
Bank of Ireland Group PLC (Ireland)	58,153	527,939
Barclays PLC (United Kingdom)	705,792	1,381,988
BNP Paribas SA (France)	59,264	4,115,630
BOC Hong Kong Holdings Ltd. (China)	602,000	1,635,349
CaixaBank SA (Spain)	532,039	2,191,117
China Construction Bank Corp. (China) (Class H Stock)	1,414,000	841,119
Citigroup, Inc.	143,284	7,370,529
Citizens Financial Group, Inc.	9,731	322,485
Comerica, Inc.	2,667	148,845
Commerzbank AG (Germany)	89,370	1,062,234
Commonwealth Bank of Australia (Australia)	86,136	6,565,030
Credicorp Ltd. (Peru)	5,437	815,169
Credit Agricole SA (France)	138,549	1,969,703
Danske Bank A/S (Denmark)	65,573	1,752,851
DBS Group Holdings Ltd. (Singapore)	194,000	4,906,033
DNB Bank ASA (Norway)	51,919	1,103,863
East West Bancorp, Inc.	3,390	243,911
Emirates NBD Bank PJSC (United Arab Emirates)	61,203	288,211
Erste Group Bank AG (Austria)	55,750	2,258,150
Fifth Third Bancorp	14,074	485,412
Hana Financial Group, Inc. (South Korea)	11,557	387,675
HDFC Bank Ltd. (India)	10,769	220,506
HDFC Bank Ltd. (India), ADR	28,152	1,889,281
HSBC Holdings PLC (United Kingdom)	1,254,361	10,147,737
Huntington Bancshares, Inc.	101,957	1,296,893
ING Groep NV (Netherlands)	302,108	4,529,973
Intesa Sanpaolo SpA (Italy)	1,510,404	4,420,038
JPMorgan Chase & Co.	227,401	38,680,910
KB Financial Group, Inc. (South Korea)	11,995	500,453
KeyCorp.	20,047	288,677
Lloyds Banking Group PLC (United Kingdom)	2,253,974	1,367,119
M&T Bank Corp.	3,512	481,425
Mediobanca Banca di Credito Finanziario SpA (Italy)	42,700	529,129
Mitsubishi UFJ Financial Group, Inc. (Japan)	806,100	6,918,060
Mizuho Financial Group, Inc. (Japan)	106,500	1,816,657
National Australia Bank Ltd. (Australia)	211,257	4,415,460
NatWest Group PLC (United Kingdom)	466,262	1,298,728
Nedbank Group Ltd. (South Africa)	36,396	429,640
Nordea Bank Abp (Finland)	104,174	1,293,305
NU Holdings Ltd. (Brazil) (Class A Stock)*	470,789	3,921,672
OTP Bank Nyrt (Hungary)	5,461	248,761
Oversea-Chinese Banking Corp. Ltd. (Singapore)	285,400	2,808,168
Pinnacle Financial Partners, Inc.	2,812	245,263
PNC Financial Services Group, Inc. (The)	43,406	6,721,419
Regions Financial Corp.	20,147	390,449
Sberbank of Russia PJSC (Russia)^	192,384	—

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	96,270	$1,328,594
Sumitomo Mitsui Financial Group, Inc. (Japan)	72,900	3,547,303
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	44,800	858,004
Svenska Handelsbanken AB (Sweden) (Class A Stock)	177,667	1,930,786
Swedbank AB (Sweden) (Class A Stock)	50,157	1,014,057
Tisco Financial Group PCL (Thailand)	122,000	356,419
Truist Financial Corp.	288,166	10,639,089
U.S. Bancorp	167,235	7,237,931
UniCredit SpA (Italy)	202,931	5,525,748
United Overseas Bank Ltd. (Singapore)	50,400	1,087,794
Wells Fargo & Co.	568,384	27,975,861
Western Alliance Bancorp	58,500	3,848,715
Westpac Banking Corp. (Australia)	132,451	2,066,565
Zions Bancorp NA(a)	3,124	137,050

		250,956,674

Beverages — 0.6%
Ambev SA (Brazil)	70,200	197,291
Anheuser-Busch InBev SA/NV (Belgium)	15,028	970,029
Brown-Forman Corp. (Class B Stock)	3,743	213,725
Carlsberg A/S (Denmark) (Class B Stock)	9,918	1,244,552
Coca-Cola Co. (The)	485,960	28,637,623
Coca-Cola Europacific Partners PLC (United Kingdom)	13,600	907,664
Coca-Cola HBC AG (Italy)*	44,595	1,309,441
Constellation Brands, Inc. (Class A Stock)	3,313	800,918
Diageo PLC (United Kingdom)	92,601	3,360,970
Keurig Dr. Pepper, Inc.	20,838	694,322
Kirin Holdings Co. Ltd. (Japan)	67,200	983,817
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	2,351	569,599
Molson Coors Beverage Co. (Class B Stock)	27,822	1,702,985
Monster Beverage Corp.*	15,386	886,387
PepsiCo, Inc.	118,794	20,175,973
Pernod Ricard SA (France)	7,209	1,273,987
Treasury Wine Estates Ltd. (Australia)	84,782	623,783

		64,553,066

Biotechnology — 0.8%
AbbVie, Inc.	252,905	39,192,688
Amgen, Inc.	46,603	13,422,596
Argenx SE (Netherlands)*	741	281,853
Biogen, Inc.*	18,470	4,779,482
CSL Ltd.	22,248	4,337,228
Exact Sciences Corp.*	24,000	1,775,520
Exelixis, Inc.*	134,600	3,229,054
Genmab A/S (Denmark)*	3,951	1,259,788
Gilead Sciences, Inc.	56,738	4,596,345
Incyte Corp.*	3,782	237,472

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Biotechnology (cont’d.)
Moderna, Inc.*	6,828	$679,044
Neurocrine Biosciences, Inc.*	46,500	6,126,840
Regeneron Pharmaceuticals, Inc.*	7,537	6,619,672
Swedish Orphan Biovitrum AB (Sweden)*	20,539	545,216
United Therapeutics Corp.*	11,100	2,440,779
Vertex Pharmaceuticals, Inc.*	10,858	4,418,012

		93,941,589

Broadline Retail — 1.2%
Alibaba Group Holding Ltd. (China)	112,900	1,087,514
Alibaba Group Holding Ltd. (China), ADR	19,858	1,539,193
Amazon.com, Inc.*	769,020	116,844,899
B&M European Value Retail SA (United Kingdom)	114,889	819,211
Coupang, Inc. (South Korea)*	110,500	1,788,995
Dollarama, Inc. (Canada)	5,266	379,495
eBay, Inc.	10,986	479,209
Etsy, Inc.*	2,488	201,652
MercadoLibre, Inc. (Brazil)*	3,571	5,611,969
Next PLC (United Kingdom)	20,181	2,086,208
Ollie’s Bargain Outlet Holdings, Inc.*	4,756	360,933
Pan Pacific International Holdings Corp. (Japan)	76,300	1,816,281
PDD Holdings, Inc. (China), ADR*	2,525	369,433
Prosus NV (China)*	95,439	2,840,676
Vipshop Holdings Ltd. (China), ADR*	18,601	330,354
Wesfarmers Ltd. (Australia)	11,308	439,756

		136,995,778

Building Products — 0.3%
A.O. Smith Corp.	2,567	211,623
AGC, Inc. (Japan)	11,000	407,709
Allegion PLC(a)	1,891	239,571
Armstrong World Industries, Inc.	53,400	5,250,288
Assa Abloy AB (Sweden) (Class B Stock)	69,172	1,993,481
AZEK Co., Inc. (The)*	108,738	4,159,228
Builders FirstSource, Inc.*	2,100	350,574
Carrier Global Corp.(a)	17,298	993,770
Cie de Saint-Gobain SA (France)	52,281	3,855,583
Daikin Industries Ltd. (Japan)	3,100	502,882
Johnson Controls International PLC	41,222	2,376,036
Lixil Corp. (Japan)	16,500	205,669
Masco Corp.(a)	4,658	311,993
Owens Corning	38,000	5,632,740
ROCKWOOL A/S (Denmark) (Class B Stock)	1,598	467,531
Trane Technologies PLC	16,130	3,934,107

		30,892,785

Capital Markets — 1.3%
3i Group PLC (United Kingdom)	132,765	4,086,443
Ameriprise Financial, Inc.	14,309	5,434,987
Amundi SA (France), 144A	3,641	248,351
B3 SA - Brasil Bolsa Balcao (Brazil)	303,545	908,198
Bank of New York Mellon Corp. (The)	147,157	7,659,522

	Shares	Value

COMMON STOCKS (continued)
Capital Markets (cont’d.)
BlackRock, Inc.	6,980	$5,666,364
Blackstone, Inc.(a)	24,847	3,252,969
Brookfield Corp. (Canada)	11,411	457,715
Cboe Global Markets, Inc.	2,109	376,583
Charles Schwab Corp. (The)	73,178	5,034,646
CME Group, Inc.	17,277	3,638,536
Daiwa Securities Group, Inc. (Japan)	180,900	1,214,233
Deutsche Bank AG (Germany)	243,915	3,329,707
Deutsche Boerse AG (Germany)	11,296	2,326,240
FactSet Research Systems, Inc.	836	398,814
Franklin Resources, Inc.	5,913	176,148
Goldman Sachs Group, Inc. (The)	18,099	6,982,051
Hargreaves Lansdown PLC (United Kingdom)	20,900	195,330
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	73,413	2,518,085
IG Group Holdings PLC (United Kingdom)	58,807	573,163
Intercontinental Exchange, Inc.	26,846	3,447,832
Invesco Ltd.	261,509	4,665,321
Julius Baer Group Ltd. (Switzerland)	15,740	882,984
KKR & Co., Inc.	99,900	8,276,715
London Stock Exchange Group PLC (United Kingdom)	4,266	504,290
Macquarie Group Ltd. (Australia)	17,618	2,205,453
MarketAxess Holdings, Inc.	836	244,823
Moody’s Corp.	8,866	3,462,705
Morgan Stanley	223,776	20,867,112
MSCI, Inc.	15,052	8,514,164
Nasdaq, Inc.	33,107	1,924,841
Nomura Holdings, Inc. (Japan)	44,800	201,760
Northern Trust Corp.(a)	4,240	357,771
Partners Group Holding AG (Switzerland)	1,608	2,325,090
Raymond James Financial, Inc.(a)	3,961	441,652
S&P Global, Inc.	38,673	17,036,230
Singapore Exchange Ltd. (Singapore)	250,700	1,865,055
State Street Corp.	81,025	6,276,196
T. Rowe Price Group, Inc.	4,558	490,851
Tradeweb Markets, Inc. (Class A Stock)	43,700	3,971,456
UBS Group AG (Switzerland)	221,841	6,890,733
Virtu Financial, Inc. (Class A Stock)	259,500	5,257,470

		154,588,589

Chemicals — 0.7%
Air Liquide SA (France)	20,706	4,031,363
Air Products & Chemicals, Inc.	16,844	4,611,887
Akzo Nobel NV (Netherlands)	10,084	835,024
Albemarle Corp.(a)	2,388	345,018
Arkema SA (France)	4,060	462,507
BASF SE (Germany)	7,810	420,546
Celanese Corp.(a)	2,070	321,616
CF Industries Holdings, Inc.	4,000	318,000
Corteva, Inc.	14,710	704,903
Dow, Inc.	14,489	794,577
DuPont de Nemours, Inc.	20,919	1,609,299
Eastman Chemical Co.	16,728	1,502,509
Ecolab, Inc.	24,416	4,842,914

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Chemicals (cont’d.)
FMC Corp.	2,727	$171,937
ICL Group Ltd. (Israel)	94,952	477,386
International Flavors & Fragrances, Inc.(a)	5,255	425,497
Linde PLC	52,869	21,713,827
LyondellBasell Industries NV (Class A Stock)	52,185	4,961,750
Mitsubishi Chemical Group Corp. (Japan)	99,200	606,421
Mosaic Co. (The)	6,846	244,608
Nippon Paint Holdings Co. Ltd. (Japan)	26,600	214,564
Nippon Sanso Holdings Corp. (Japan)	18,200	485,988
Nitto Denko Corp. (Japan)	24,400	1,820,855
Nutrien Ltd. (Canada)	12,020	677,177
OCI NV (Netherlands)	6,810	197,363
Orica Ltd. (Australia)	27,870	302,954
PPG Industries, Inc.	79,411	11,875,915
Sherwin-Williams Co. (The)	29,137	9,087,830
Shin-Etsu Chemical Co. Ltd. (Japan)	83,500	3,492,234
Sika AG (Switzerland)	1,984	646,935
Solvay SA (Belgium)	24,928	764,017
Syensqo SA (Belgium)*	4,320	449,532
UPL Ltd. (India)	38,505	271,566
Yara International ASA (Brazil)	20,955	744,461

		80,432,980

Commercial Services & Supplies — 0.2%
Brambles Ltd. (Australia)	370,580	3,434,865
Cintas Corp.	1,791	1,079,364
Copart, Inc.*	125,358	6,142,542
Republic Services, Inc.	36,662	6,045,930
Rollins, Inc.	5,958	260,186
Serco Group PLC (United Kingdom)	219,584	452,439
TOPPAN Holdings, Inc. (Japan)	24,700	687,886
Veralto Corp.	4,525	372,226
Waste Management, Inc.(a)	7,604	1,361,876

		19,837,314

Communications Equipment — 0.3%
Arista Networks, Inc.*	38,547	9,078,204
Cisco Systems, Inc.	458,672	23,172,110
F5, Inc.*	1,194	213,702
Juniper Networks, Inc.	6,828	201,289
Motorola Solutions, Inc.	3,564	1,115,853

		33,781,158

Construction & Engineering — 0.1%
ACS Actividades de Construccion y Servicios SA (Spain)	33,916	1,506,374
Eiffage SA (France)	21,290	2,285,495
EMCOR Group, Inc.	6,700	1,443,381
Ferrovial SE	6,300	229,956
Kajima Corp. (Japan)	34,100	568,590
Quanta Services, Inc.(a)	7,010	1,512,758
Stantec, Inc. (Canada)	8,296	666,034
Taisei Corp. (Japan)	31,000	1,058,584
Vinci SA (France)	46,116	5,803,480

	Shares	Value

COMMON STOCKS (continued)
Construction & Engineering (cont’d.)
WillScot Mobile Mini Holdings Corp.*	20,390	$907,355

		15,982,007

Construction Materials — 0.2%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	97,000	223,988
Cemex SAB de CV (Mexico), UTS*	424,069	329,895
CRH PLC	32,904	2,264,429
Heidelberg Materials AG (Germany)	28,803	2,574,648
Holcim AG*	45,744	3,592,799
James Hardie Industries PLC, CDI*	60,276	2,323,996
Martin Marietta Materials, Inc.	6,021	3,003,937
Vulcan Materials Co.	44,653	10,136,678

		24,450,370

Consumer Finance — 0.2%
American Express Co.	99,517	18,643,515
Capital One Financial Corp.	17,378	2,278,603
Discover Financial Services	5,173	581,445
Synchrony Financial	28,415	1,085,169

		22,588,732

Consumer Staples Distribution & Retail — 0.7%
Carrefour SA (France)	91,731	1,680,021
Coles Group Ltd. (Australia)	104,112	1,143,677
Costco Wholesale Corp.	29,670	19,584,574
Dollar General Corp.	4,458	606,065
Dollar Tree, Inc.*(a)	4,340	616,497
Kesko OYJ (Finland) (Class B Stock)	29,757	589,894
Koninklijke Ahold Delhaize NV (Netherlands)	94,676	2,723,966
Kroger Co. (The)	32,546	1,487,678
Loblaw Cos. Ltd. (Canada)	5,390	521,814
MatsukiyoCocokara & Co. (Japan)	11,000	194,413
Performance Food Group Co.*	12,686	877,237
Seven & i Holdings Co. Ltd. (Japan)	8,800	348,036
Sugi Holdings Co. Ltd. (Japan)	10,300	472,837
Sumber Alfaria Trijaya Tbk PT (Indonesia)	1,781,199	338,948
Sysco Corp.	68,349	4,998,362
Target Corp.	76,155	10,845,995
Tesco PLC (United Kingdom)	1,269,498	4,703,143
Walgreens Boots Alliance, Inc.(a)	173,089	4,519,354
Wal-Mart de Mexico SAB de CV (Mexico)	136,882	575,467
Walmart, Inc.	125,771	19,827,798
Woolworths Group Ltd. (Australia)	77,122	1,956,581

		78,612,357

Containers & Packaging — 0.1%
Amcor PLC	30,490	293,924
Avery Dennison Corp.	1,612	325,882
Ball Corp.(a)	6,749	388,202
Berry Global Group, Inc.	74,600	5,027,294
International Paper Co.	7,164	258,979
Packaging Corp. of America	1,830	298,125
Smurfit Kappa Group PLC (Ireland)	26,924	1,067,281

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Containers & Packaging (cont’d.)
Westrock Co.	5,316	$220,720

		7,880,407

Distributors — 0.1%
Genuine Parts Co.	23,946	3,316,521
LKQ Corp.	66,619	3,183,722
Pool Corp.(a)	776	309,399

		6,809,642

Diversified Consumer Services — 0.0%
Service Corp. International(a)	13,270	908,331

Diversified REITs — 0.0%
GPT Group (The) (Australia)	383,009	1,208,763
KDX Realty Investment Corp. (Japan)	944	1,075,248
Nomura Real Estate Master Fund, Inc. (Japan)	1,108	1,295,846
Stockland (Australia)	514,368	1,559,890

		5,139,747

Diversified Telecommunication Services — 0.4%
AT&T, Inc.	851,387	14,286,274
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	766,311	1,043,558
BT Group PLC (United Kingdom)	786,114	1,238,590
Deutsche Telekom AG (Germany)	256,538	6,168,021
Hellenic Telecommunications Organization SA (Greece)	33,734	480,525
HKT Trust & HKT Ltd. (Hong Kong), UTS	163,000	194,610
Koninklijke KPN NV (Netherlands)	545,624	1,879,745
Nippon Telegraph & Telephone Corp. (Japan)	419,000	511,635
Orange SA (France)	65,814	750,125
Proximus SADP (Belgium)	127,166	1,195,529
Spark New Zealand Ltd. (New Zealand)	144,157	471,939
Swisscom AG (Switzerland)	620	373,159
Telenor ASA (Norway)	150,145	1,723,170
Telia Co. AB (Sweden)	146,480	373,734
Telkom Indonesia Persero Tbk PT (Indonesia)	3,251,700	834,211
Telstra Group Ltd. (Australia)	232,776	629,026
Verizon Communications, Inc.	292,829	11,039,653

		43,193,504

Electric Utilities — 0.7%
Alliant Energy Corp.	5,216	267,581
American Electric Power Co., Inc.	46,670	3,790,537
BKW AG (Switzerland)	7,233	1,286,514
Chubu Electric Power Co., Inc. (Japan)	149,500	1,930,247
CK Infrastructure Holdings Ltd. (Hong Kong)	100,500	556,186
CLP Holdings Ltd. (Hong Kong)	33,500	276,781
Constellation Energy Corp.	29,253	3,419,383
Duke Energy Corp.	15,925	1,545,362
Edison International	7,882	563,484
Endesa SA (Spain)	121,367	2,476,021
Enel SpA (Italy)	699,819	5,206,523

	Shares	Value

COMMON STOCKS (continued)
Electric Utilities (cont’d.)
Entergy Corp.	4,340	$439,165
Evergy, Inc.	16,297	850,703
Eversource Energy	7,246	447,223
Exelon Corp.	95,244	3,419,260
FirstEnergy Corp.(a)	10,646	390,282
Iberdrola SA (Spain)	461,534	6,053,841
Kansai Electric Power Co., Inc. (The) (Japan)	167,000	2,216,439
NextEra Energy, Inc.	198,347	12,047,597
NRG Energy, Inc.(a)	117,297	6,064,255
PG&E Corp.	474,402	8,553,468
Pinnacle West Capital Corp.	2,309	165,879
PPL Corp.	168,247	4,559,494
Southern Co. (The)	22,517	1,578,892
SSE PLC (United Kingdom)	30,096	710,446
Terna - Rete Elettrica Nazionale (Italy)	58,526	488,262
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	261,700	1,369,508
Xcel Energy, Inc.	102,428	6,341,317

		77,014,650

Electrical Equipment — 0.5%
ABB Ltd. (Switzerland)	135,432	6,012,932
AMETEK, Inc.	9,762	1,609,656
Eaton Corp. PLC	80,319	19,342,422
Emerson Electric Co.	28,583	2,781,983
Fuji Electric Co. Ltd. (Japan)	4,500	192,879
Generac Holdings, Inc.*(a)	1,333	172,277
Hubbell, Inc.	1,100	361,823
Legrand SA (France)	17,054	1,775,940
Mitsubishi Electric Corp. (Japan)	181,600	2,568,566
Prysmian SpA (Italy)	5,893	268,633
Rockwell Automation, Inc.	2,309	716,898
Schneider Electric SE	46,539	9,368,587
Vertiv Holdings Co. (Class A Stock)	157,300	7,555,119

		52,727,715

Electronic Equipment, Instruments & Components — 0.3%
Amphenol Corp. (Class A Stock)	12,283	1,217,614
Azbil Corp. (Japan)	42,100	1,388,546
CDW Corp.(a)	6,269	1,425,069
Coherent Corp.*	16,000	696,480
Corning, Inc.	50,059	1,524,297
Hexagon AB (Sweden) (Class B Stock)	125,626	1,508,932
Hon Hai Precision Industry Co. Ltd. (Taiwan)	381,000	1,296,252
Jabil, Inc.	37,700	4,802,980
Keyence Corp. (Japan)	12,621	5,545,118
Keysight Technologies, Inc.*	3,582	569,860
Murata Manufacturing Co. Ltd. (Japan)	49,500	1,046,033
Shimadzu Corp. (Japan)	70,800	1,974,119
TD SYNNEX Corp.	19,500	2,098,395
TDK Corp. (Japan)	29,200	1,384,792
TE Connectivity Ltd.	6,488	911,564
Teledyne Technologies, Inc.*	4,155	1,854,335
Trimble, Inc.*	5,316	282,811
Yokogawa Electric Corp. (Japan)	17,000	323,136

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (cont’d.)
Zebra Technologies Corp. (Class A Stock)*	1,087	$297,110

		30,147,443

Energy Equipment & Services — 0.2%
Baker Hughes Co.	221,436	7,568,682
Halliburton Co.	55,745	2,015,182
Schlumberger NV	172,298	8,966,388
TechnipFMC PLC (United Kingdom)	25,369	510,932

		19,061,184

Entertainment — 0.4%
Capcom Co. Ltd. (Japan)	23,000	742,227
Electronic Arts, Inc.	51,855	7,094,282
Kingsoft Corp. Ltd. (China)	101,200	312,852
Konami Group Corp. (Japan)	31,500	1,645,504
Live Nation Entertainment, Inc.*	2,946	275,745
NetEase, Inc. (China), ADR(a)	9,187	855,861
Netflix, Inc.*	48,618	23,671,132
Nexon Co. Ltd. (Japan)	32,600	592,965
Nintendo Co. Ltd. (Japan)	45,900	2,388,356
Take-Two Interactive Software, Inc.*	3,285	528,721
Universal Music Group NV (Netherlands)	27,000	770,772
Walt Disney Co. (The)	66,721	6,024,239
Warner Bros Discovery, Inc.*	466,264	5,306,084

		50,208,740

Financial Services — 1.2%
Berkshire Hathaway, Inc. (Class B Stock)*	110,746	39,498,668
Block, Inc.*	100,800	7,796,880
Eurazeo SE (France)	9,258	736,142
EXOR NV (Netherlands)	5,525	553,040
Fidelity National Information Services, Inc.	101,601	6,103,172
Fiserv, Inc.*	16,798	2,231,446
FleetCor Technologies, Inc.*	5,570	1,574,138
Global Payments, Inc.	5,373	682,371
Groupe Bruxelles Lambert NV (Belgium)	17,941	1,412,906
Industrivarden AB (Sweden) (Class A Stock)	8,008	261,812
Industrivarden AB (Sweden) (Class C Stock)	8,078	263,584
Investor AB (Sweden) (Class B Stock)	139,116	3,226,061
Jack Henry & Associates, Inc.	1,473	240,703
M&G PLC (United Kingdom)	439,638	1,244,226
Mastercard, Inc. (Class A Stock)	73,768	31,462,790
ORIX Corp. (Japan)	12,400	232,887
PayPal Holdings, Inc.*	117,908	7,240,730
Shift4 Payments, Inc. (Class A Stock)*(a)	20,384	1,515,346
Visa, Inc. (Class A Stock)(a)	149,560	38,937,946
Wise PLC (United Kingdom) (Class A Stock)*	44,620	496,241

		145,711,089

	Shares	Value
COMMON STOCKS (continued)
Food Products — 0.5%
Archer-Daniels-Midland Co.(a)	101,405	$7,323,469
Associated British Foods PLC (United Kingdom)	42,056	1,267,527
AVI Ltd. (South Africa)	68,578	306,651
Bunge Global SA(a)	3,000	302,850
Campbell Soup Co.(a)	4,200	181,566
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	23	276,083
Conagra Brands, Inc.	9,852	282,358
Danone SA (France)	14,715	954,688
Ezaki Glico Co. Ltd. (Japan)	20,100	594,914
General Mills, Inc.	12,122	789,627
Gruma SAB de CV (Mexico) (Class B Stock)	27,454	502,405
Hershey Co. (The)	15,944	2,972,599
Hormel Foods Corp.	6,191	198,793
J.M. Smucker Co. (The)	9,450	1,194,291
Kellanova	5,455	304,989
Kraft Heinz Co. (The)	16,483	609,541
Lamb Weston Holdings, Inc.(a)	10,529	1,138,080
McCormick & Co., Inc.(a)	15,106	1,033,553
Mondelez International, Inc. (Class A Stock)	175,759	12,730,224
Mowi ASA (Norway)	78,961	1,414,015
Nestle SA	169,463	19,644,131
Orkla ASA (Norway)	51,408	399,221
Pilgrim’s Pride Corp.*	52,400	1,449,384
Tyson Foods, Inc. (Class A Stock)	5,891	316,641
WH Group Ltd. (Hong Kong), 144A	3,350,000	2,163,428
Wilmar International Ltd. (China)	727,800	1,966,062

		60,317,090

Gas Utilities — 0.0%
Atmos Energy Corp.	3,006	348,395
Naturgy Energy Group SA (Spain)	34,669	1,034,081
Osaka Gas Co. Ltd. (Japan)	22,000	459,239
Tokyo Gas Co. Ltd. (Japan)	92,100	2,112,651

		3,954,366

Ground Transportation — 0.4%
Canadian National Railway Co. (Canada)(a)	5,754	722,875
Canadian Pacific Kansas City Ltd. (Canada)(a)	3,960	313,078
Central Japan Railway Co. (Japan)	111,700	2,834,978
CSX Corp.	230,035	7,975,313
East Japan Railway Co. (Japan)	30,000	1,726,882
J.B. Hunt Transport Services, Inc.	1,612	321,981
Keisei Electric Railway Co. Ltd. (Japan)	7,200	339,773
Kintetsu Group Holdings Co. Ltd. (Japan)	6,600	209,115
Norfolk Southern Corp.	34,051	8,048,975
Old Dominion Freight Line, Inc.	1,891	766,479
Saia, Inc.*	1,700	744,974
TFI International, Inc. (Canada)(a)	7,043	957,707
Uber Technologies, Inc.*	253,951	15,635,763
Union Pacific Corp.	38,801	9,530,302

		50,128,195

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies — 0.8%
Abbott Laboratories	134,493	$14,803,644
Alcon, Inc. (Switzerland)	4,032	315,448
Align Technology, Inc.*(a)	1,417	388,258
Baxter International, Inc.	192,533	7,443,326
Becton, Dickinson & Co.	44,208	10,779,237
Boston Scientific Corp.*	184,181	10,647,504
Cochlear Ltd. (Australia)	6,662	1,355,356
Cooper Cos., Inc. (The)	976	369,357
Demant A/S (Denmark)*	22,219	974,529
DENTSPLY SIRONA, Inc.	82,319	2,929,733
Dexcom, Inc.*(a)	8,033	996,815
Edwards Lifesciences Corp.*	12,580	959,225
EssilorLuxottica SA (France)	8,044	1,615,225
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	24,886	371,136
GE HealthCare Technologies, Inc.	27,289	2,109,985
Getinge AB (Sweden) (Class B Stock)	38,844	864,958
Hologic, Inc.*	5,016	358,393
Hoya Corp. (Japan)	19,900	2,478,331
IDEXX Laboratories, Inc.*	1,656	919,163
Insulet Corp.*	1,500	325,470
Intuitive Surgical, Inc.*	7,225	2,437,426
Koninklijke Philips NV (Netherlands)*	49,190	1,151,156
Medtronic PLC	177,805	14,647,576
Olympus Corp. (Japan)	84,100	1,213,923
ResMed, Inc.(a)	3,146	541,175
Sonova Holding AG (Switzerland)	2,294	750,248
STERIS PLC	5,609	1,233,139
Stryker Corp.	18,912	5,663,387
Teleflex, Inc.	976	243,356
Terumo Corp. (Japan)	37,500	1,226,288
Zimmer Biomet Holdings, Inc.	51,194	6,230,310

		96,343,077

Health Care Providers & Services — 1.0%
Cardinal Health, Inc.	76,173	7,678,238
Cencora, Inc.	9,558	1,963,022
Centene Corp.*	148,825	11,044,303
Cigna Group (The)	50,410	15,095,275
CVS Health Corp.	42,958	3,391,964
DaVita, Inc.*	1,194	125,083
Elevance Health, Inc.	22,937	10,816,172
Encompass Health Corp.	55,300	3,689,616
Fresenius Medical Care AG (Germany)	60,643	2,535,379
Fresenius SE & Co. KGaA (Germany)	73,353	2,273,616
HCA Healthcare, Inc.	4,079	1,104,104
Henry Schein, Inc.*(a)	2,706	204,871
Humana, Inc.	10,932	5,004,779
Laboratory Corp. of America Holdings(a)	1,752	398,212
Max Healthcare Institute Ltd. (India)	80,117	660,466
McKesson Corp.	5,006	2,317,678
Molina Healthcare, Inc.*	4,454	1,609,275
Odontoprev SA (Brazil)	120,000	287,079
Quest Diagnostics, Inc.	2,288	315,469
Sonic Healthcare Ltd. (Australia)	90,658	1,980,944
UnitedHealth Group, Inc.	80,065	42,151,821

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services (cont’d.)
Universal Health Services, Inc. (Class B Stock)	1,194	$182,013

		114,829,379

Health Care REITs — 0.0%
Healthcare Realty Trust, Inc.	47,600	820,148
Healthpeak Properties, Inc.	61,346	1,214,651
Ventas, Inc.	21,276	1,060,396
Welltower, Inc.(a)	11,455	1,032,897

		4,128,092

Health Care Technology — 0.0%
M3, Inc. (Japan)	47,400	782,209

Hotel & Resort REITs — 0.0%
Host Hotels & Resorts, Inc.(a)	15,289	297,677
Park Hotels & Resorts, Inc.	120,600	1,845,180

		2,142,857

Hotels, Restaurants & Leisure — 0.9%
Accor SA (France)	50,633	1,938,033
Airbnb, Inc. (Class A Stock)*	67,767	9,225,799
Amadeus IT Group SA (Spain)	29,456	2,115,576
Aristocrat Leisure Ltd. (Australia)	95,196	2,644,881
Booking Holdings, Inc.*	712	2,525,621
Boyd Gaming Corp.	6,242	390,812
Caesars Entertainment, Inc.*	4,479	209,975
Carnival Corp.*	20,844	386,448
Chipotle Mexican Grill, Inc.*	4,067	9,301,066
Compass Group PLC (United Kingdom)	128,828	3,525,163
Darden Restaurants, Inc.(a)	2,527	415,186
Domino’s Pizza, Inc.	2,225	917,212
Expedia Group, Inc.*	2,746	416,815
Flutter Entertainment PLC (Australia)*	6,982	1,232,264
Genting Singapore Ltd. (Singapore)	1,477,000	1,118,764
Hilton Worldwide Holdings, Inc.	50,073	9,117,793
InterContinental Hotels Group PLC (United Kingdom)	12,438	1,121,608
J D Wetherspoon PLC (United Kingdom)*	33,825	349,461
La Francaise des Jeux SAEM (France), 144A	42,724	1,551,941
Las Vegas Sands Corp.	7,567	372,372
Marriott International, Inc. (Class A Stock)	20,031	4,517,191
McDonald’s Corp.	75,590	22,413,191
MGM Resorts International*(a)	5,828	260,395
Norwegian Cruise Line Holdings Ltd.*(a)	8,819	176,733
Oriental Land Co. Ltd. (Japan)	49,000	1,821,247
Royal Caribbean Cruises Ltd.*(a)	61,319	7,940,197
Sands China Ltd. (Macau)*	87,600	256,402
Sodexo SA (France)	11,379	1,252,696
Starbucks Corp.	135,097	12,970,663
Whitbread PLC (United Kingdom)	61,391	2,858,200
Wynn Resorts Ltd.	2,009	183,040
Yum! Brands, Inc.(a)	5,813	759,527

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (cont’d.)
Zensho Holdings Co. Ltd. (Japan)	27,300	$1,428,458

		105,714,730

Household Durables — 0.3%
Barratt Developments PLC (United Kingdom)	162,559	1,164,493
Berkeley Group Holdings PLC (United Kingdom)	16,560	988,651
D.R. Horton, Inc.	6,249	949,723
Garmin Ltd.(a)	3,224	414,413
Lennar Corp. (Class A Stock)	66,303	9,881,799
Midea Group Co. Ltd. (China) (Class A Stock)	34,500	264,580
Mohawk Industries, Inc.*	1,115	115,403
NVR, Inc.*	70	490,031
Panasonic Holdings Corp. (Japan)	180,000	1,772,564
PulteGroup, Inc.(a)	4,558	470,477
Sekisui Chemical Co. Ltd. (Japan)	123,100	1,770,543
Sekisui House Ltd. (Japan)	64,000	1,418,639
Sony Group Corp. (Japan)	75,000	7,097,469
Taylor Wimpey PLC (United Kingdom)	820,284	1,535,503
Toll Brothers, Inc.(a)	13,576	1,395,477
Whirlpool Corp.(a)	1,055	128,467

		29,858,232

Household Products — 0.4%
Church & Dwight Co., Inc.(a)	5,076	479,987
Clorox Co. (The)	2,588	369,023
Colgate-Palmolive Co.	124,130	9,894,402
Essity AB (Sweden) (Class B Stock)	107,528	2,664,778
Henkel AG & Co. KGaA (Germany)	7,017	503,460
Kimberly-Clark Corp.	6,967	846,560
Procter & Gamble Co. (The)	218,266	31,984,700
Reckitt Benckiser Group PLC (United Kingdom)	68,776	4,745,778

		51,488,688

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp. (The)	14,374	276,699
RWE AG (Germany)	34,443	1,567,601
Vistra Corp.	146,117	5,628,427

		7,472,727

Industrial Conglomerates — 0.4%
3M Co.	85,963	9,397,475
CK Hutchison Holdings Ltd. (United Kingdom)	294,000	1,579,545
DCC PLC (United Kingdom)	23,486	1,728,124
General Electric Co.	119,157	15,208,008
Hikari Tsushin, Inc. (Japan)	2,500	413,172
Hitachi Ltd. (Japan)	64,600	4,646,661
Honeywell International, Inc.	19,182	4,022,657
Lifco AB (Sweden) (Class B Stock)	49,311	1,210,629
Siemens AG (Germany)	53,210	9,982,692
Smiths Group PLC (United Kingdom)	42,183	946,816

		49,135,779

	Shares	Value

COMMON STOCKS (continued)
Industrial REITs — 0.2%
Americold Realty Trust, Inc.	41,485	$1,255,751
CapitaLand Ascendas REIT (Singapore)	146,200	335,174
Goodman Group (Australia)	159,234	2,741,510
Prologis, Inc.	152,651	20,348,378

		24,680,813

Insurance — 1.3%
Aflac, Inc.	11,522	950,565
Ageas SA/NV (Belgium)	43,941	1,910,139
AIA Group Ltd. (Hong Kong)	374,000	3,254,878
Allianz SE (Germany)	24,714	6,604,602
Allstate Corp. (The)	53,313	7,462,754
American International Group, Inc.	53,023	3,592,308
Aon PLC (Class A Stock)	13,719	3,992,503
Arch Capital Group Ltd.*	8,046	597,576
Arthur J. Gallagher & Co.(a)	10,208	2,295,575
Assicurazioni Generali SpA (Italy)	64,443	1,361,521
Assurant, Inc.	25,333	4,268,357
AUB Group Ltd. (Australia)	12,320	233,201
AXA SA (France)	168,417	5,499,902
Axis Capital Holdings Ltd.	60,700	3,360,959
Brown & Brown, Inc.	51,755	3,680,298
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	288,000	582,597
Chubb Ltd.	69,659	15,742,934
Cincinnati Financial Corp.	3,503	362,420
Dai-ichi Life Holdings, Inc. (Japan)	18,200	386,075
DB Insurance Co. Ltd. (South Korea)	8,327	539,283
Everest Group Ltd.	1,056	373,381
Fairfax Financial Holdings Ltd. (Canada)	1,348	1,243,684
Fidelity National Financial, Inc.	31,200	1,591,824
Globe Life, Inc.	2,109	256,708
Hannover Rueck SE (Germany)	2,054	491,119
Hanover Insurance Group, Inc. (The)	5,700	692,094
Hartford Financial Services Group, Inc. (The)	20,390	1,638,948
iA Financial Corp., Inc. (Canada)	6,942	473,243
Insurance Australia Group Ltd. (Australia)	224,434	867,521
Loews Corp.	88,797	6,179,383
Manulife Financial Corp. (Canada)	76,693	1,694,707
Markel Group, Inc.*	776	1,101,842
Marsh & McLennan Cos., Inc.	33,409	6,330,003
Medibank Private Ltd. (Australia)	867,329	2,105,675
MetLife, Inc.	176,242	11,654,884
Muenchener Rueckversicherungs-Gesellschaft AGin Muenchen (Germany)	11,069	4,591,574
NN Group NV (Netherlands)	63,222	2,498,588
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	145,000	656,458
Poste Italiane SpA (Italy), 144A	87,724	997,135
Principal Financial Group, Inc.	5,116	402,476
Progressive Corp. (The)	33,320	5,307,210
QBE Insurance Group Ltd. (Australia)	162,776	1,649,343

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Insurance (cont’d.)
RenaissanceRe Holdings Ltd. (Bermuda)	6,172	$1,209,712
Sampo OYJ (Finland) (Class A Stock)	52,336	2,292,961
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	5,039	1,026,628
Sompo Holdings, Inc. (Japan)	54,400	2,661,703
Suncorp Group Ltd. (Australia)	147,969	1,401,173
Swiss Re AG	23,602	2,655,945
T&D Holdings, Inc. (Japan)	103,400	1,641,522
Talanx AG (Germany)	17,076	1,220,341
Tokio Marine Holdings, Inc. (Japan)	156,600	3,899,496
Travelers Cos., Inc. (The)	8,394	1,598,973
Unum Group	72,072	3,259,096
W.R. Berkley Corp.	18,158	1,284,134
Willis Towers Watson PLC	2,188	527,746
Zurich Insurance Group AG (Switzerland)	10,108	5,284,737

		149,440,414

Interactive Media & Services — 1.7%
Alphabet, Inc. (Class A Stock)*	554,713	77,487,859
Alphabet, Inc. (Class C Stock)*	340,002	47,916,482
Auto Trader Group PLC (United Kingdom), 144A	50,450	463,466
Baidu, Inc. (China), ADR*	6,041	719,423
CAR Group Ltd. (Australia)	33,696	714,061
LY Corp. (Japan)	409,600	1,448,462
Match Group, Inc.*	5,913	215,825
Meta Platforms, Inc. (Class A Stock)*	202,453	71,660,264
Moneysupermarket.com Group PLC (United Kingdom)	147,613	525,994
Scout24 SE (Germany), 144A	23,457	1,658,675
Tencent Holdings Ltd. (China)	34,900	1,317,645

		204,128,156

IT Services — 0.5%
Accenture PLC (Class A Stock)	39,283	13,784,798
Akamai Technologies, Inc.*	55,924	6,618,605
Bechtle AG (Germany)	4,524	226,596
CGI, Inc. (Canada)*	5,711	611,808
Cognizant Technology Solutions Corp. (Class A Stock)	107,410	8,112,677
EPAM Systems, Inc.*	1,255	373,162
Fujitsu Ltd. (Japan)	9,100	1,369,493
Gartner, Inc.*	1,612	727,189
Globant SA*	6,986	1,662,528
International Business Machines Corp.	81,167	13,274,863
MongoDB, Inc.*	5,326	2,177,535
NEC Corp. (Japan)	26,100	1,542,149
Obic Co. Ltd. (Japan)	4,200	722,631
Otsuka Corp. (Japan)	38,400	1,580,351
SCSK Corp. (Japan)	34,300	679,085
Tata Consultancy Services Ltd. (India)	14,747	671,636
TIS, Inc. (Japan)	64,900	1,426,456
Twilio, Inc. (Class A Stock)*	53,500	4,059,045
VeriSign, Inc.*	1,830	376,907
Wix.com Ltd. (Israel)*	18,800	2,312,776

		62,310,290

	Shares	Value

COMMON STOCKS (continued)
Leisure Products — 0.0%
Bandai Namco Holdings, Inc. (Japan)	73,100	$1,461,871
Brunswick Corp.	7,841	758,617
Hasbro, Inc.(a)	2,927	149,453
Sankyo Co. Ltd. (Japan)	19,400	1,129,663

		3,499,604

Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	6,131	852,393
Bio-Rad Laboratories, Inc. (Class A Stock)*	358	115,595
Bio-Techne Corp.(a)	3,203	247,144
Charles River Laboratories International, Inc.*(a)	1,115	263,586
Danaher Corp.	32,510	7,520,863
Illumina, Inc.*	3,224	448,910
IQVIA Holdings, Inc.*	3,722	861,196
Medpace Holdings, Inc.*	5,400	1,655,262
Mettler-Toledo International, Inc.*	3,742	4,538,896
Revvity, Inc.	2,588	282,894
Thermo Fisher Scientific, Inc.	31,869	16,915,747
Waters Corp.*(a)	1,194	393,101
West Pharmaceutical Services, Inc.	19,012	6,694,505

		40,790,092

Machinery — 0.9%
AGCO Corp.	29,600	3,593,736
Airtac International Group (China)	12,952	425,579
Alfa Laval AB (Sweden)	42,798	1,713,378
Allison Transmission Holdings, Inc.	72,800	4,233,320
Atlas Copco AB (Sweden) (Class A Stock)	365,560	6,299,006
Atlas Copco AB (Sweden) (Class B Stock)	101,383	1,504,132
Caterpillar, Inc.(a)	30,612	9,051,050
Cummins, Inc.	12,506	2,996,062
Daimler Truck Holding AG (Germany)	48,914	1,837,409
Deere & Co.	28,402	11,357,108
Doosan Bobcat, Inc. (South Korea)	13,440	523,532
Dover Corp.	19,235	2,958,535
Epiroc AB (Sweden) (Class B Stock)	26,092	457,596
Flowserve Corp.	52,700	2,172,294
Fortive Corp.	45,247	3,331,537
GEA Group AG (Germany)	68,831	2,861,593
Hitachi Construction Machinery Co. Ltd. (Japan)	53,600	1,410,956
Hoshizaki Corp. (Japan)	23,000	840,198
IDEX Corp.	1,612	349,981
Illinois Tool Works, Inc.	5,673	1,485,986
Indutrade AB (Sweden)	12,818	334,070
Ingersoll Rand, Inc.	8,340	645,016
ITT, Inc.	53,000	6,323,960
Komatsu Ltd. (Japan)	97,300	2,532,071
Kone OYJ (Finland) (Class B Stock)	5,838	292,023
Makita Corp. (Japan)	32,900	904,927
MINEBEA MITSUMI, Inc. (Japan)	33,300	681,585
NGK Insulators Ltd. (Japan)	26,000	310,073
Nordson Corp.	1,115	294,538
OSG Corp. (Japan)	37,300	533,497

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Machinery (cont’d.)
Oshkosh Corp.	20,600	$2,233,246
Otis Worldwide Corp.(a)	49,032	4,386,893
PACCAR, Inc.	10,810	1,055,596
Parker-Hannifin Corp.	35,645	16,421,651
Pentair PLC	3,443	250,341
Rational AG (Germany)	969	747,735
Sandvik AB (Sweden)	9,636	209,345
Schindler Holding AG (Switzerland)	1,520	360,971
Schindler Holding AG (Switzerland) (Part. Cert.)	4,016	1,005,425
SKF AB (Sweden) (Class B Stock)	58,891	1,180,209
Snap-on, Inc.(a)	1,055	304,726
Stanley Black & Decker, Inc.	3,285	322,258
Techtronic Industries Co. Ltd. (Hong Kong)	57,348	683,307
Volvo AB (Sweden) (Class A Stock)	12,259	325,255
Volvo AB (Sweden) (Class B Stock)	220,946	5,749,016
Wartsila OYJ Abp (Finland)	98,360	1,429,506
Westinghouse Air Brake Technologies Corp.	11,282	1,431,686
Xylem, Inc.(a)	4,943	565,281

		110,917,195

Marine Transportation — 0.0%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	190	337,496
Kawasaki Kisen Kaisha Ltd. (Japan)	6,500	278,177
Kuehne + Nagel International AG (Switzerland)	4,459	1,538,787
Nippon Yusen KK (Japan)	17,400	537,373

		2,691,833

Media — 0.2%
Charter Communications, Inc. (Class A Stock)*(a)	2,109	819,726
Comcast Corp. (Class A Stock)	444,932	19,510,268
Fox Corp. (Class A Stock)	5,210	154,581
Fox Corp. (Class B Stock)	2,706	74,821
Informa PLC (United Kingdom)	165,381	1,644,946
Interpublic Group of Cos., Inc. (The)(a)	7,961	259,847
News Corp. (Class A Stock)	8,161	200,353
News Corp. (Class B Stock)(a)	2,785	71,630
Omnicom Group, Inc.	4,040	349,500
Paramount Global (Class B Stock)(a)	10,910	161,359
Publicis Groupe SA (France)	31,283	2,906,562
Trade Desk, Inc. (The) (Class A Stock)*	17,174	1,235,841
Vivendi SE (France)	49,686	531,888

		27,921,322

Metals & Mining — 0.6%
Anglo American PLC (South Africa)	38,093	953,342
APL Apollo Tubes Ltd. (India)	42,875	791,320
ArcelorMittal SA (Luxembourg)	100,341	2,847,680
Barrick Gold Corp. (Canada)	50,864	920,130
BHP Group Ltd. (Australia)	382,083	13,053,719
BlueScope Steel Ltd. (Australia)	167,720	2,673,871
Boliden AB (Sweden)	24,168	756,447
Fortescue Ltd. (Australia)	216,574	4,270,263

	Shares	Value

COMMON STOCKS (continued)
Metals & Mining (cont’d.)
Freeport-McMoRan, Inc.	29,681	$1,263,520
Glencore PLC (Australia)	1,179,054	7,087,347
Ivanhoe Mines Ltd. (Canada) (Class A Stock)*	34,679	336,308
JFE Holdings, Inc. (Japan)	133,100	2,059,218
Lundin Mining Corp. (Chile)	93,149	762,036
Newmont Corp.	23,383	967,822
Nippon Steel Corp. (Japan)	135,100	3,086,195
Norsk Hydro ASA (Norway)	103,905	698,409
Northern Star Resources Ltd. (Australia)	117,563	1,090,762
Nucor Corp.	12,855	2,237,284
Pilbara Minerals Ltd. (Australia)	429,751	1,153,504
Rio Tinto Ltd. (Australia)	22,668	2,099,007
Rio Tinto PLC (Australia)	95,788	7,124,818
Steel Dynamics, Inc.	3,100	366,110
Sumitomo Metal Mining Co. Ltd. (Japan)	26,400	784,024
United States Steel Corp.	127,200	6,188,280
Vale SA (Brazil)	30,600	484,664
voestalpine AG (Austria)	19,241	605,820

		64,661,900

Multi-Utilities — 0.3%
Ameren Corp.	5,394	390,202
CenterPoint Energy, Inc.	97,681	2,790,746
Centrica PLC (United Kingdom)	1,919,244	3,440,635
CMS Energy Corp.	23,104	1,341,649
Consolidated Edison, Inc.(a)	7,146	650,072
Dominion Energy, Inc.(a)	40,237	1,891,139
DTE Energy Co.	4,261	469,818
E.ON SE (Germany)	218,171	2,931,141
Engie SA (France)	183,269	3,228,522
National Grid PLC (United Kingdom)	223,471	3,010,450
National Grid PLC (United Kingdom), ADR(a)	15,113	1,027,533
NiSource, Inc.	356,745	9,471,580
Public Service Enterprise Group, Inc.(a)	28,259	1,728,038
Sembcorp Industries Ltd. (Singapore)	237,200	953,426
Sempra	75,320	5,628,664
WEC Energy Group, Inc.	6,549	551,229

		39,504,844

Office REITs — 0.1%
Alexandria Real Estate Equities, Inc.	37,763	4,787,215
Boston Properties, Inc.	2,946	206,721
Dexus (Australia)	67,778	354,218
Gecina SA (France)	7,028	855,583

		6,203,737

Oil, Gas & Consumable Fuels — 1.6%
Ampol Ltd. (Australia)	17,724	436,811
APA Corp.	6,528	234,225
ARC Resources Ltd. (Canada)	57,911	859,673
BP PLC (United Kingdom)	1,224,255	7,257,472
Cenovus Energy, Inc. (Canada)	33,703	561,611
Cheniere Energy, Inc.	35,334	6,031,867

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Chevron Corp.	130,152	$19,413,472
ConocoPhillips	197,186	22,887,379
Coterra Energy, Inc.	198,901	5,075,954
Devon Energy Corp.	13,277	601,448
Diamondback Energy, Inc.	3,782	586,513
ENEOS Holdings, Inc. (Japan)	294,300	1,167,263
Eni SpA (Italy)	180,654	3,064,144
EOG Resources, Inc.	48,156	5,824,468
EQT Corp.	7,464	288,558
Equinor ASA (Norway)(a)	92,471	2,930,588
Exxon Mobil Corp.	387,483	38,740,550
Hess Corp.	5,713	823,586
Inpex Corp. (Japan)	214,600	2,871,724
Kinder Morgan, Inc.	40,127	707,840
LUKOIL PJSC (Russia)^	9,456	—
Marathon Oil Corp.	156,053	3,770,241
Marathon Petroleum Corp.	20,891	3,099,389
Occidental Petroleum Corp.(a)	13,668	816,116
ONEOK, Inc.	12,037	845,238
Pembina Pipeline Corp. (Canada)	26,215	902,553
PetroChina Co. Ltd. (China) (Class H Stock)	1,244,000	822,023
Petroleo Brasileiro SA (Brazil), ADR	56,013	894,528
Phillips 66	71,273	9,489,287
Pioneer Natural Resources Co.	22,017	4,951,183
Repsol SA (Spain)	50,116	743,417
Santos Ltd. (Australia)	96,175	500,062
Shell PLC (Netherlands)	407,370	13,334,886
Suncor Energy, Inc. (Canada)	23,528	753,755
Targa Resources Corp.	4,558	395,954
TotalEnergies SE (France)	151,097	10,274,448
TotalEnergies SE (France), ADR(a)	18,297	1,232,852
Valero Energy Corp.	35,445	4,607,850
Williams Cos., Inc. (The)	119,242	4,153,199

		181,952,127

Paper & Forest Products — 0.0%
UPM-Kymmene OYJ (Finland)	34,333	1,295,065

Passenger Airlines — 0.1%
Air Canada (Canada)*	49,722	701,335
American Airlines Group, Inc.*	13,995	192,291
Delta Air Lines, Inc.	258,393	10,395,151
Deutsche Lufthansa AG (Germany)*	134,596	1,196,593
Japan Airlines Co. Ltd. (Japan)	31,400	616,855
Qantas Airways Ltd. (Australia)*	167,826	614,749
Singapore Airlines Ltd. (Singapore)	84,200	418,081
Southwest Airlines Co.	12,283	354,733
United Airlines Holdings, Inc.*	21,243	876,486

		15,366,274

Personal Care Products — 0.3%
Amorepacific Corp. (South Korea)	2,899	325,208
Beiersdorf AG (Germany)	3,125	467,984
Estee Lauder Cos., Inc. (The) (Class A Stock)	4,897	716,186
Haleon PLC	229,583	939,975
Kao Corp. (Japan)	36,400	1,496,245
Kenvue, Inc.	79,466	1,710,903

	Shares	Value

COMMON STOCKS (continued)
Personal Care Products (cont’d.)
L’Oreal SA (France)	27,846	$13,881,252
Unilever PLC (United Kingdom)	171,931	8,323,356
Unilever PLC (United Kingdom), ADR	27,767	1,346,144

		29,207,253

Pharmaceuticals — 2.1%
Astellas Pharma, Inc. (Japan)	30,400	361,555
AstraZeneca PLC (United Kingdom)	101,960	13,753,375
AstraZeneca PLC (United Kingdom), ADR	103,523	6,972,274
Bayer AG (Germany)	22,110	820,368
Bristol-Myers Squibb Co.	397,229	20,381,820
Catalent, Inc.*	3,682	165,432
Chugai Pharmaceutical Co. Ltd. (Japan)	63,700	2,406,481
Daiichi Sankyo Co. Ltd. (Japan)	56,400	1,544,047
Dr. Reddy’s Laboratories Ltd. (India)	5,758	401,321
Elanco Animal Health, Inc.*	447,300	6,664,770
Eli Lilly & Co.	64,082	37,354,679
GSK PLC	287,991	5,318,965
Hikma Pharmaceuticals PLC (Jordan)	68,974	1,571,717
Ipsen SA (France)	14,712	1,754,984
Jazz Pharmaceuticals PLC*	2,140	263,220
Johnson & Johnson	219,879	34,463,834
Kyowa Kirin Co. Ltd. (Japan)	58,800	986,601
Merck & Co., Inc.	161,664	17,624,609
Merck KGaA (Germany)	2,684	427,332
Novartis AG (Switzerland)	139,129	14,053,488
Novo Nordisk A/S (Denmark), ADR(a)	23,200	2,400,040
Novo Nordisk A/S (Denmark) (Class B Stock)	246,609	25,556,383
Ono Pharmaceutical Co. Ltd. (Japan)	124,300	2,211,237
Orion OYJ (Finland) (Class B Stock)	10,549	457,103
Otsuka Holdings Co. Ltd. (Japan)	66,300	2,479,422
Pfizer, Inc.	380,268	10,947,916
Recordati Industria Chimica e Farmaceutica SpA (Italy)	5,415	291,992
Roche Holding AG	53,285	15,489,607
Sandoz Group AG (Switzerland)*	48,658	1,565,526
Sanofi SA.	93,044	9,246,039
Sanofi SA, ADR	26,634	1,324,509
Santen Pharmaceutical Co. Ltd. (Japan)	84,600	841,701
Shionogi & Co. Ltd. (Japan)	60,800	2,926,182
Takeda Pharmaceutical Co. Ltd. (Japan)	51,000	1,462,580
Teva Pharmaceutical Industries Ltd. (Israel), ADR*	54,000	563,760
Viatris, Inc.	24,899	269,656
Zoetis, Inc.(a)	9,534	1,881,726

		247,206,251

Professional Services — 0.4%
Adecco Group AG (Switzerland)	34,033	1,671,480
Automatic Data Processing, Inc.	49,416	11,512,446
BayCurrent Consulting, Inc. (Japan)	7,200	252,043
Broadridge Financial Solutions, Inc.	2,388	491,331
Ceridian HCM Holding, Inc.*(a)	3,346	224,584

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Professional Services (cont’d.)
Computershare Ltd. (Australia)	115,224	$1,919,099
Dun & Bradstreet Holdings, Inc.	390,100	4,564,170
Equifax, Inc.(a)	2,449	605,613
Experian PLC	33,459	1,364,971
Jacobs Solutions, Inc.	2,527	328,005
Leidos Holdings, Inc.	21,467	2,323,588
Paychex, Inc.(a)	6,588	784,697
Paycom Software, Inc.	915	189,149
Recruit Holdings Co. Ltd. (Japan)	106,800	4,465,429
RELX PLC (United Kingdom)	105,161	4,172,139
Robert Half, Inc.(a)	2,170	190,786
Teleperformance SE (France)	6,964	1,019,580
Verisk Analytics, Inc.	9,485	2,265,587
Wolters Kluwer NV (Netherlands)	24,931	3,546,921

		41,891,618

Real Estate Management & Development — 0.1%
Azrieli Group Ltd. (Israel)	7,314	473,075
Capitaland India Trust (Singapore), UTS	322,633	278,542
CBRE Group, Inc. (Class A Stock)*	6,388	594,659
CoStar Group, Inc.*	8,422	735,999
Daito Trust Construction Co. Ltd. (Japan)	4,500	520,859
Hang Lung Properties Ltd. (Hong Kong)	390,000	542,221
Henderson Land Development Co. Ltd. (Hong Kong)	114,000	351,056
Hongkong Land Holdings Ltd. (Hong Kong)	82,500	286,940
Jones Lang LaSalle, Inc.*	4,400	831,028
KE Holdings, Inc. (China), ADR(a)	56,122	909,738
Mitsui Fudosan Co. Ltd. (Japan)	36,500	892,414
New World Development Co. Ltd. (Hong Kong)	711,000	1,102,419
Nomura Real Estate Holdings, Inc. (Japan)	80,400	2,109,732
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	76,000	643,693

		10,272,375

Residential REITs — 0.1%
AvalonBay Communities, Inc.	14,602	2,733,787
Camden Property Trust	2,170	215,459
Canadian Apartment Properties REIT (Canada)	14,514	534,533
Equity LifeStyle Properties, Inc.	56,500	3,985,510
Equity Residential	51,107	3,125,704
Essex Property Trust, Inc.(a)	1,394	345,629
Invitation Homes, Inc.	11,883	405,329
Mid-America Apartment Communities, Inc.	2,509	337,360
UDR, Inc.	6,310	241,610

		11,924,921

Retail REITs — 0.1%
Federal Realty Investment Trust	1,533	157,976
Kimco Realty Corp.(a)	75,059	1,599,507

	Shares	Value

COMMON STOCKS (continued)
Retail REITs (cont’d.)
Klepierre SA (France)	60,073	$1,640,033
Realty Income Corp.(a)	14,640	840,629
Regency Centers Corp.(a)	3,524	236,108
Scentre Group (Australia)	785,046	1,598,675
Simon Property Group, Inc.	6,728	959,682
Spirit Realty Capital, Inc.	27,800	1,214,582
Unibail-Rodamco-Westfield (France)*	26,805	1,982,591
Vicinity Ltd. (Australia)	1,056,381	1,467,432

		11,697,215

Semiconductors & Semiconductor Equipment — 2.8%
Advanced Micro Devices, Inc.*	106,918	15,760,782
Advantest Corp. (Japan)	43,780	1,475,191
Analog Devices, Inc.(a)	35,351	7,019,295
Applied Materials, Inc.	99,482	16,123,048
ASM International NV (Netherlands)	9,440	4,913,281
ASML Holding NV (Netherlands) (XAMS)	29,609	22,351,460
ASML Holding NV (Netherlands) (XNGS)	2,967	2,245,782
BE Semiconductor Industries NV (Netherlands)	6,722	1,014,861
Broadcom, Inc.	32,842	36,659,882
Disco Corp. (Japan)	14,400	3,556,322
Enphase Energy, Inc.*(a)	2,867	378,845
First Solar, Inc.*	2,100	361,788
Global Unichip Corp. (Taiwan)	17,148	969,277
Infineon Technologies AG (Germany)	79,132	3,304,759
Intel Corp.	473,954	23,816,189
KLA Corp.	2,806	1,631,128
Lam Research Corp.	21,707	17,002,225
Lasertec Corp. (Japan)	9,500	2,494,002
Microchip Technology, Inc.(a)	15,765	1,421,688
Micron Technology, Inc.	63,053	5,380,943
Monolithic Power Systems, Inc.(a)	976	615,641
Novatek Microelectronics Corp. (Taiwan)	23,000	386,843
NVIDIA Corp.	205,598	101,816,242
NXP Semiconductors NV (China)	45,357	10,417,596
ON Semiconductor Corp.*(a)	8,858	739,909
Qorvo, Inc.*	47,570	5,356,858
QUALCOMM, Inc.	123,479	17,858,768
Renesas Electronics Corp. (Japan)*	157,300	2,812,676
SK Hynix, Inc. (South Korea)	3,192	348,368
Skyworks Solutions, Inc.(a)	24,564	2,761,485
STMicroelectronics NV (Singapore)	49,176	2,466,618
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	51,065	5,310,760
Teradyne, Inc.(a)	3,085	334,784
Texas Instruments, Inc.	38,919	6,634,133
Tokyo Electron Ltd. (Japan)	29,700	5,278,874
United Microelectronics Corp. (Taiwan), ADR(a)	112,490	951,665
Universal Display Corp.	6,137	1,173,763

		333,145,731

Software — 3.4%
Adobe, Inc.*	40,648	24,250,597

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Software (cont’d.)
ANSYS, Inc.*	1,752	$635,766
AppLovin Corp. (Class A Stock)*	59,400	2,367,090
Autodesk, Inc.*	4,379	1,066,199
Cadence Design Systems, Inc.*	27,434	7,472,199
Check Point Software Technologies Ltd. (Israel)*	19,436	2,969,626
Constellation Software, Inc. (Canada)	513	1,271,909
Crowdstrike Holdings, Inc. (Class A Stock)*	5,400	1,378,728
CyberArk Software Ltd.*	11,443	2,506,589
Dassault Systemes SE (France)	72,898	3,568,161
Dynatrace, Inc.*	119,101	6,513,634
Fair Isaac Corp.*	520	605,285
Fortinet, Inc.*	13,477	788,809
Gen Digital, Inc.	212,601	4,851,555
HubSpot, Inc.*	1,238	718,709
Intuit, Inc.	33,159	20,725,370
Microsoft Corp.	633,099	238,070,548
Monday.com Ltd.*	10,949	2,056,332
NCR Voyix Corp.*	40,800	689,928
Nemetschek SE (Germany)	15,335	1,323,943
Nice Ltd. (Israel)*	8,228	1,636,375
Oracle Corp.	95,268	10,044,105
Oracle Corp. (Japan)	7,600	585,041
Palo Alto Networks, Inc.*	6,300	1,857,744
PTC, Inc.*	2,509	438,975
Roper Technologies, Inc.(a)	2,169	1,182,474
Sage Group PLC (The) (United Kingdom)	57,831	863,348
Salesforce, Inc.*	97,322	25,609,311
SAP SE (Germany)	56,419	8,684,103
ServiceNow, Inc.*	21,407	15,123,831
Synopsys, Inc.*	3,085	1,588,497
Teradata Corp.*	48,300	2,101,533
Trend Micro, Inc. (Japan)*	20,100	1,072,737
Tyler Technologies, Inc.*	864	361,256
Workday, Inc. (Class A Stock)*	27,100	7,481,226
Xero Ltd. (New Zealand)*	10,800	823,916

		403,285,449

Specialized REITs — 0.3%
American Tower Corp.	29,030	6,266,997
Crown Castle, Inc.	8,958	1,031,872
Digital Realty Trust, Inc.	25,452	3,425,330
Equinix, Inc.	7,031	5,662,697
Extra Space Storage, Inc.(a)	4,327	693,748
Gaming & Leisure Properties, Inc.	46,532	2,296,354
Iron Mountain, Inc.	54,191	3,792,286
Public Storage(a)	28,683	8,748,315
SBA Communications Corp.	2,309	585,770
VICI Properties, Inc.	21,005	669,640
Weyerhaeuser Co.	168,847	5,870,810

		39,043,819

Specialty Retail — 0.8%
AutoZone, Inc.*	972	2,513,213
Bath & Body Works, Inc.	4,776	206,132
Best Buy Co., Inc.	16,650	1,303,362

	Shares	Value

COMMON STOCKS (continued)
Specialty Retail (cont’d.)
CarMax, Inc.*(a)	3,324	$255,084
Fast Retailing Co. Ltd. (Japan)	11,200	2,769,524
H & M Hennes & Mauritz AB (Sweden) (Class B Stock)	23,900	419,207
Home Depot, Inc. (The)	59,486	20,614,873
Industria de Diseno Textil SA (Spain)	142,604	6,222,390
JD Sports Fashion PLC (United Kingdom)	775,243	1,636,024
Lowe’s Cos., Inc.	91,125	20,279,869
O’Reilly Automotive, Inc.*	5,112	4,856,809
Petco Health & Wellness Co., Inc.*(a)	689,200	2,177,872
Ross Stores, Inc.	27,225	3,767,668
TJX Cos., Inc. (The)	183,021	17,169,200
Tractor Supply Co.(a)	2,249	483,602
Ulta Beauty, Inc.*	4,415	2,163,306
Williams-Sonoma, Inc.(a)	5,000	1,008,900

		87,847,035

Technology Hardware, Storage & Peripherals — 2.1%
Apple, Inc.	1,142,821	220,027,327
Brother Industries Ltd. (Japan)	97,000	1,544,726
Canon, Inc. (Japan)	16,100	413,025
Dell Technologies, Inc. (Class C Stock)	35,223	2,694,560
Hewlett Packard Enterprise Co.	385,775	6,550,459
HP, Inc.	114,150	3,434,773
Lenovo Group Ltd. (China)	200,000	279,888
Logitech International SA (Switzerland)	31,898	3,033,130
NetApp, Inc.	4,319	380,763
Samsung Electronics Co. Ltd. (South Korea)	26,652	1,617,692
Seagate Technology Holdings PLC(a)	31,222	2,665,422
Western Digital Corp.*	6,849	358,682

		243,000,447

Textiles, Apparel & Luxury Goods — 0.5%
adidas AG (Germany)	16,455	3,343,768
Brunello Cucinelli SpA (Italy)	18,491	1,809,759
Burberry Group PLC (United Kingdom)	11,846	213,666
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	31,540	4,356,435
Deckers Outdoor Corp.*	5,000	3,342,150
Hermes International SCA (France)	3,945	8,385,158
Lululemon Athletica, Inc.*	22,869	11,692,691
LVMH Moet Hennessy Louis Vuitton SE (France)	21,188	17,216,037
Moncler SpA (Italy)	12,112	745,728
NIKE, Inc. (Class B Stock)	36,133	3,922,960
Pandora A/S (Denmark)	12,294	1,699,708
Ralph Lauren Corp.(a)	13,949	2,011,446
Skechers USA, Inc. (Class A Stock)*	51,700	3,222,978
Tapestry, Inc.	4,755	175,031
VF Corp.	6,867	129,100

		62,266,615

Tobacco — 0.2%
Altria Group, Inc.	136,645	5,512,259
British American Tobacco PLC (United Kingdom)	209,619	6,133,282

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Tobacco (cont’d.)
Imperial Brands PLC (United Kingdom)	134,523	$3,097,768
Japan Tobacco, Inc. (Japan)(a)	181,700	4,692,442
Philip Morris International, Inc.	83,853	7,888,890

		27,324,641

Trading Companies & Distributors — 0.2%
AerCap Holdings NV (Ireland)*	29,500	2,192,440
Ashtead Group PLC (United Kingdom)	21,663	1,505,734
Brenntag SE (Germany)	13,145	1,208,124
Bunzl PLC (United Kingdom)	24,414	992,076
Fastenal Co.(a)	11,843	767,071
Ferguson PLC	2,824	545,230
Finning International, Inc. (Canada)	19,071	551,527
ITOCHU Corp. (Japan)	70,000	2,851,790
Marubeni Corp. (Japan)	49,000	771,483
Mitsubishi Corp. (Japan)	153,600	2,446,735
Mitsui & Co. Ltd. (Japan)	71,200	2,667,433
Sojitz Corp. (Japan)	24,800	558,717
Toyota Tsusho Corp. (Japan)	13,000	762,868
United Rentals, Inc.	6,113	3,505,316
W.W. Grainger, Inc.(a)	1,892	1,567,881
Watsco, Inc.(a)	1,666	713,831
WESCO International, Inc.(a)	9,000	1,564,920

		25,173,176

Transportation Infrastructure — 0.0%
Aena SME SA (Spain), 144A	11,129	2,020,038
Airports of Thailand PCL (Thailand)	384,132	671,890
Getlink SE (France)	14,530	266,115

		2,958,043

Water Utilities — 0.0%
American Water Works Co., Inc.	33,782	4,458,886

Wireless Telecommunication Services — 0.1%
KDDI Corp. (Japan)	104,900	3,327,271
SoftBank Corp. (Japan)	130,200	1,622,517
SoftBank Group Corp. (Japan)	12,400	547,317
Tele2 AB (Sweden) (Class B Stock)	62,720	539,121
T-Mobile US, Inc.	10,662	1,709,439
Vodafone Group PLC (United Kingdom)	1,171,076	1,022,748

		8,768,413

TOTAL COMMON STOCKS (cost $4,269,898,981)		4,776,864,221

PREFERRED STOCKS — 0.0%
Automobiles — 0.0%
Bayerische Motoren Werke AG (Germany) (PRFC)	3,636	361,792
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC), 144A	4,888	430,521
Volkswagen AG (Germany) (PRFC)	2,499	308,018

		1,100,331

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	31,192	2,509,148

		Shares		Value

PREFERRED STOCKS (continued)
Metals & Mining — 0.0%
Gerdau SA (Brazil) (PRFC)			158,335	$766,182

TOTAL PREFERRED STOCKS (cost $4,389,977)				4,375,661

UNAFFILIATED EXCHANGE-TRADED FUNDS — 3.8%
iShares Core S&P 500 ETF			115,849	55,332,958
iShares Core U.S. Aggregate Bond ETF			1,358,649	134,845,913
iShares JP Morgan USD Emerging Markets Bond ETF			68,001	6,056,169
iShares MSCI EAFE ETF(a)			251,702	18,965,746
iShares Russell 1000 Growth ETF			288,385	87,429,680
iShares Russell 1000 Value ETF			361,604	59,755,061
SPDR S&P 500 ETF Trust			116,463	55,356,028
Vanguard Total Bond Market ETF			409,381	30,109,973

TOTAL UNAFFILIATED EXCHANGE-TRADED FUNDS (cost $411,703,733)				447,851,528

		Units

WARRANTS* — 0.0%
Software
Constellation Software, Inc. (Canada),expiring 03/31/40^			570	2,388

(cost $0)

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 4.3%
Automobiles — 0.1%
Chesapeake Funding II LLC,
Series 2021-01A, Class A1, 144A
0.470%	04/15/33		257	251,282
Credit Acceptance Auto Loan Trust,
Series 2021-02A, Class A, 144A
0.960%	02/15/30		105	104,615
Enterprise Fleet Financing LLC,
Series 2023-02, Class A2, 144A
5.560%	04/22/30		800	802,162
Exeter Automobile Receivables Trust,
Series 2021-03A, Class D
1.550%	06/15/27		1,000	932,429
Ford Auto Securitization Trust (Canada),
Series 2021-AA, Class C, 144A
2.700%	04/15/29	CAD	500	352,221
Ford Credit Auto Owner Trust,
Series 2020-02, Class B, 144A
1.490%	04/15/33		160	148,929
Series 2023-02, Class D, 144A
6.600%	02/15/36		400	403,550
Ford Credit Floorplan Master Owner Trust,
Series 2023-01, Class A1, 144A
4.920%	05/15/28		800	801,673
JPMorgan Chase Bank, NA,
Series 2021-01, Class D, 144A
1.174%	09/25/28		45	44,264

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Series 2021-03, Class D, 144A
1.009%	02/26/29		73	$70,315
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27		430	421,065
Santander Drive Auto Receivables Trust,
Series 2023-06, Class B
5.980%	04/16/29		200	203,586
Series 2023-06, Class C
6.400%	03/17/31		100	102,682
Westlake Automobile Receivables Trust,
Series 2021-02A, Class B, 144A
0.620%	07/15/26		4	3,535
Wheels SPV 2 LLC,
Series 2021-01A, Class A, 144A, 1 Month SOFR + 0.394% (Cap N/A, Floor 0.000%)
5.752%(c)	08/20/29		499	496,669
World Omni Select Auto Trust,
Series 2021-A, Class D
1.440%	11/15/27		300	277,806

				5,416,783

Collateralized Loan Obligations — 4.2%
AGL Core CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1, 144A, 3 Month SOFR + 1.652% (Cap N/A, Floor 1.390%)
7.067%(c)	04/20/32		4,395	4,405,229
Allegro CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)
6.755%(c)	07/15/31		1,394	1,392,477
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2021-21A, Class A, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.887%(c)	10/20/34		7,500	7,486,990
Anchorage Capital Europe CLO DAC (Ireland),
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.870% (Cap N/A, Floor 0.870%)
4.826%(c)	04/25/34	EUR	2,418	2,607,495
Series 06A, Class B1R, 144A, 3 Month EURIBOR + 2.750% (Cap N/A, Floor 2.750%)
6.666%(c)	01/22/38	EUR	6,700	7,394,202
Ares European CLO DAC (Ireland),
Series 11A, Class A1R, 144A, 3 Month EURIBOR + 0.770% (Cap N/A, Floor 0.770%)
4.735%(c)	04/15/32	EUR	8,063	8,758,894
Aurium CLO DAC (Ireland),
Series 02A, Class A1RR, 144A, 3 Month EURIBOR + 0.930% (Cap N/A, Floor 0.930%)
4.846%(c)	06/22/34	EUR	5,000	5,397,434
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2017-02A, Class BR2, 144A, 3 Month SOFR + 1.862% (Cap N/A, Floor 1.600%)
7.240%(c)	07/25/34		1,491	1,480,315
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.222% (Cap N/A, Floor 0.262%)
6.634%(c)	04/23/31		1,824	1,822,684

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2019-02A, Class AR, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)
6.764%(c)	10/17/32		10,595	$10,594,055
Series 2019-03A, Class AR, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.422%)
6.834%(c)	10/21/34		1,250	1,248,237
Series 2022-01A, Class A1, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)
6.715%(c)	04/18/35		15,000	14,944,389
Barings CLO Ltd. (Cayman Islands),
Series 2018-03A, Class A1, 144A, 3 Month SOFR + 1.212% (Cap N/A, Floor 0.000%)
6.627%(c)	07/20/29		445	445,020
Series 2020-02A, Class AR, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 1.010%)
6.665%(c)	10/15/33		810	810,747
Series LP-02A, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)
6.777%(c)	01/20/34		10,450	10,449,126
Battalion CLO Ltd. (Cayman Islands),
Series 2018-12A, Class A1, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)
6.701%(c)	05/17/31		1,408	1,407,288
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2020-21A, Class A1R, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.825%(c)	10/15/34		17,575	17,580,986
BlueMountain CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R2, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)
6.749%(c)	08/20/32		20,250	20,189,357
BNPP AM Euro CLO DAC (Ireland),
Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)
4.565%(c)	04/15/31	EUR	2,930	3,178,787
Broad River BSL Funding CLO Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.847%(c)	07/20/34		4,000	3,994,894
Carlyle Euro CLO DAC (Ireland),
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
4.955%(c)	10/15/35	EUR	12,510	13,493,588
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1A, 144A, 3 Month SOFR + 1.312% (Cap N/A, Floor 0.000%)
6.699%(c)	07/27/31		6,313	6,315,038
Carlyle US CLO Ltd. (Cayman Islands),
Series 2021-11A, Class A, 144A, 3 Month SOFR + 1.357% (Cap N/A, Floor 1.095%)
6.735%(c)	01/25/33		15,000	15,000,165
CarVal CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A1A, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.857%(c)	07/20/34		3,500	3,480,988

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
CBAM Ltd. (Cayman Islands),
Series 2019-11RA, Class A1, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.857%(c)	01/20/35		6,340	$6,304,583
Series 2020-12A, Class AR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)
6.857%(c)	07/20/34		3,519	3,499,830
CIFC Funding Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 0.000%)
6.657%(c)	04/18/31		954	954,812
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.302% (Cap N/A, Floor 0.000%)
6.717%(c)	04/20/31		4,742	4,748,444
Series 2021-05A, Class A, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.402%)
6.795%(c)	07/15/34		3,811	3,814,435
Clover CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.362%)
6.740%(c)	10/25/33		2,080	2,071,260
Crown City CLO (Cayman Islands),
Series 2022-04A, Class A1, 144A, 3 Month SOFR + 2.230% (Cap N/A, Floor 2.230%)
7.646%(c)	10/20/33		4,000	4,020,001
CVC Cordatus Loan Fund DAC (Ireland),
Series 15A, Class AR, 144A, 3 Month EURIBOR + 0.890% (Cap N/A, Floor 0.890%)
4.852%(c)	08/26/32	EUR	10,350	11,269,349
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month SOFR + 1.542% (Cap N/A, Floor 1.542%)
6.935%(c)	07/15/29		248	248,623
Series 2018-09A, Class A1, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.382%)
6.775%(c)	07/15/31		2,916	2,912,979
Series 2021-14A, Class A1, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.877%(c)	10/20/34		15,000	15,018,059
Elmwood CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 1.240%)
6.895%(c)	04/15/33		1,297	1,297,990
Generate CLO Ltd. (Cayman Islands),
Series 02A, Class AR, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.824%(c)	01/22/31		3,717	3,717,919
Series 4A, Class A1R, 144A, 3 Month SOFR + 1.352% (Cap N/A, Floor 1.090%)
6.767%(c)	04/20/32		4,814	4,809,818
GoldenTree Loan Opportunities Ltd. (Cayman Islands),
Series 2014-09A, Class AR2, 144A, 3 Month SOFR + 1.372% (Cap N/A, Floor 1.110%)
6.762%(c)	10/29/29		122	121,553
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 0.000%)
6.665%(c)	04/15/31		4,598	4,597,581

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Greywolf CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1SR, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.140%)
6.794%(c)	04/15/34		2,930	$2,919,013
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.440% (Cap N/A, Floor 1.440%)
6.856%(c)	10/20/31		2,346	2,345,886
Series 2020-03RA, Class A1R, 144A, 3 Month SOFR + 1.550% (Cap N/A, Floor 1.290%)
6.962%(c)	04/15/33		2,930	2,919,577
Hayfin Emerald CLO DAC (Ireland),
Series 10A, Class A, 144A, 3 Month EURIBOR + 1.695% (Cap N/A, Floor 1.695%)
5.660%(c)	04/15/35	EUR	6,250	6,904,420
Henley CLO DAC (Ireland),
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.900% (Cap N/A, Floor 0.900%)
4.856%(c)	04/25/34	EUR	1,465	1,582,400
HPS Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 0.000%)
6.654%(c)	02/05/31		265	264,923
ICG Rhinebeck CLO Ltd. (Cayman Islands),
Series 2021-04A, Class A1, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.851%(c)	10/26/34		1,000	994,641
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 0.000%)
6.670%(c)	04/25/31		6,480	6,477,828
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.322% (Cap N/A, Floor 0.000%)
6.734%(c)	04/21/31		1,354	1,352,173
Series 2020-01A, Class AR, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.877%(c)	01/20/35		7,750	7,711,512
Invesco Euro CLO DAC (Ireland),
Series 01A, Class A1R, 144A, 3 Month EURIBOR + 0.650% (Cap N/A, Floor 0.650%)
4.615%(c)	07/15/31	EUR	3,519	3,815,963
Jamestown CLO Ltd. (Cayman Islands),
Series 2018-06RA, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.790%(c)	04/25/30		577	576,753
Series 2019-14A, Class A1AR, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.877%(c)	10/20/34		12,080	12,073,674
KKR CLO Ltd. (Cayman Islands),
Series 18, Class AR, 144A, 3 Month SOFR + 1.202% (Cap N/A, Floor 0.940%)
6.597%(c)	07/18/30		632	632,390
KKR CLO Ltd.,
Series 30A, Class A1R, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 1.020%)
6.684%(c)	10/17/31		2,655	2,653,730

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
LCM Ltd. (Cayman Islands),
Series 34A, Class A1, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.847%(c)	10/20/34		16,750	$16,683,353
Madison Park Euro Funding DAC (Ireland),
Series 16A, Class A, 144A, 3 Month EURIBOR + 0.790% (Cap N/A, Floor 0.790%)
4.755%(c)	05/25/34	EUR	3,000	3,221,931
Madison Park Funding Ltd. (Cayman Islands),
Series 2016-21A, Class AARR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.342%)
6.735%(c)	10/15/32		2,770	2,769,037
Series 2018-30A, Class A, 144A, 3 Month SOFR + 1.012% (Cap N/A, Floor 1.012%)
6.405%(c)	04/15/29		1,674	1,672,092
Series 2019-34A, Class AR, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)
6.760%(c)	04/25/32		6,054	6,057,754
Marble Point CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1R, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.865%(c)	10/15/34		21,750	21,674,186
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.000%)
6.687%(c)	10/12/30		2,156	2,153,549
Series 2015-09A, Class A1R, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 0.000%)
6.775%(c)	07/15/31		2,874	2,871,545
Oaktree CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.372% (Cap N/A, Floor 1.110%)
6.784%(c)	04/22/30		17,000	16,986,968
Ocean Trails CLO (Cayman Islands),
Series 2019-07A, Class BR, 144A, 3 Month SOFR + 1.862% (Cap N/A, Floor 1.600%)
7.264%(c)	04/17/30		1,400	1,390,161
Series 2020-09A, Class A1R, 144A, 3 Month SOFR + 1.482% (Cap N/A, Floor 1.220%)
6.875%(c)	10/15/34		5,000	4,977,580
OCP CLO Ltd. (Cayman Islands),
Series 2014-05A, Class A1R, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)
6.721%(c)	04/26/31		4,311	4,308,907
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 0.000%)
6.744%(c)	04/17/31		6,699	6,699,673
Series 2014-07RA, Class A1R, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 1.010%)
6.674%(c)	07/17/29		920	921,046
Series 2014-09A, Class A1A3, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)
6.777%(c)	10/20/31		10,000	9,992,060
Series 2015-11A, Class A1R, 144A, 3 Month SOFR + 1.512% (Cap N/A, Floor 0.000%)
6.902%(c)	10/30/30		2,101	2,101,836

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2018-18A, Class A, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 1.020%)
6.675%(c)	04/15/31		1,260	$1,258,788
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.130%)
6.794%(c)	01/17/31		761	761,816
Series 2018-02A, Class A1A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 0.000%)
6.755%(c)	07/16/31		1,627	1,628,048
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2021-04A, Class A1, 144A, 3 Month SOFR + 1.062% (Cap N/A, Floor 1.062%)
6.455%(c)	10/15/29		264	263,520
Parallel Ltd. (Cayman Islands),
Series 2020-01A, Class A2R, 144A, 3 Month SOFR + 2.112% (Cap N/A, Floor 1.850%)
7.527%(c)	07/20/34		810	809,199
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.835%(c)	10/15/34		7,500	7,443,292
PPM CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.805%(c)	07/15/31		2,776	2,777,802
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)
6.837%(c)	10/20/31		4,395	4,394,834
Series 2021-03A, Class A1, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.857%(c)	10/20/34		7,500	7,453,058
Signal Peak CLO Ltd.,
Series 2018-05A, Class A, 144A, 3 Month SOFR + 1.372% (Cap N/A, Floor 1.110%)
6.750%(c)	04/25/31		3,740	3,740,436
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.332%)
6.711%(c)	01/26/31		1,024	1,023,099
Series 2013-02RA, Class A1, 144A, 3 Month SOFR + 1.212% (Cap N/A, Floor 0.000%)
6.605%(c)	04/15/29		206	206,038
St. Pauls CLO (Netherlands),
Series 11A, Class AR, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)
4.835%(c)	01/17/32	EUR	10,500	11,415,185
St. Paul’s CLO DAC (Ireland),
Series 04A, Class ARR1, 144A, 3 Month EURIBOR + 0.830% (Cap N/A, Floor 0.830%)
4.786%(c)	04/25/30	EUR	1,033	1,125,786
Series 05A, Class ARR, 144A, 3 Month EURIBOR + 0.710% (Cap N/A, Floor 0.710%)
4.712%(c)	02/20/30	EUR	5,818	6,333,806

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Symphony CLO Ltd. (Cayman Islands),
Series 2018-19A, Class A, 144A, 3 Month SOFR + 1.222% (Cap N/A, Floor 0.960%)
6.615%(c)	04/16/31	379	$378,546
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.832%(c)	10/29/34	6,095	6,088,289
Series 2021-02A, Class AS, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.820%(c)	07/25/34	2,930	2,923,209
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 0.000%)
6.904%(c)	01/17/30	1,080	1,079,943
Trimaran Cavu Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.884%(c)	04/23/32	3,465	3,463,915
Venture CLO Ltd. (Cayman Islands),
Series 2018-32A, Class A1, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)
6.757%(c)	07/18/31	5,963	5,955,011
Series 2020-39A, Class A1, 144A, 3 Month SOFR + 1.542% (Cap N/A, Floor 1.542%)
6.935%(c)	04/15/33	867	864,149
Voya CLO Ltd. (Cayman Islands),
Series 2019-03A, Class AR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)
6.744%(c)	10/17/32	450	449,944
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)
6.764%(c)	07/17/31	2,346	2,345,543
Series 2019-XA, Class A1R, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 0.000%)
6.847%(c)	07/20/32	3,972	3,958,197
Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.814%(c)	01/17/31	1,435	1,434,677
Whitebox CLO Ltd. (Cayman Islands),
Series 2019-01A, Class ANAR, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.130%)
6.790%(c)	07/24/32	15,000	14,971,431
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.865%(c)	10/15/34	4,295	4,278,179

			489,817,922

Consumer Loans — 0.0%
Affirm Asset Securitization Trust,
Series 2021-Z01, Class A, 144A
1.070%	08/15/25	85	83,903
Series 2021-Z02, Class A, 144A
1.170%	11/16/26	227	221,464

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (cont’d.)
Series 2022-X01, Class A, 144A
1.750%	02/15/27	29	$28,770
BHG Securitization Trust,
Series 2021-B, Class A, 144A
0.900%	10/17/34	73	70,699
Series 2022-A, Class A, 144A
1.710%	02/20/35	619	602,157
Lendmark Funding Trust,
Series 2021-01A, Class A, 144A
1.900%	11/20/31	255	229,285
OneMain Financial Issuance Trust,
Series 2020-02A, Class A, 144A
1.750%	09/14/35	300	276,399
Series 2023-01A, Class A, 144A
5.500%	06/14/38	1,500	1,517,735
Series 2023-01A, Class D, 144A
7.490%	06/14/38	300	308,682
Series 2023-02A, Class C, 144A
6.740%	09/15/36	200	203,607
Series 2023-02A, Class D, 144A
7.520%	09/15/36	200	204,589
Oportun Funding XIV LLC,
Series 2021-A, Class A, 144A
1.210%	03/08/28	79	75,383
SoFi Consumer Loan Program Trust,
Series 2021-01, Class B, 144A
1.300%	09/25/30	142	140,514
Series 2021-01, Class C, 144A
1.610%	09/25/30	200	193,351
Series 2021-01, Class D, 144A
2.040%	09/25/30	200	186,327
Upstart Securitization Trust,
Series 2021-04, Class A, 144A
0.840%	09/20/31	30	29,474

			4,372,339

Home Equity Loans — 0.0%
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN01, Class A1, 1 Month SOFR + 0.754% (Cap N/A, Floor 0.640%)
6.110%(c)	05/25/34	24	22,322
Bear Stearns Asset-Backed Securities Trust,
Series 2003-02, Class A3, 1 Month SOFR + 1.614% (Cap 11.000%, Floor 1.500%)
6.970%(c)	03/25/43	11	10,699
JPMorgan Mortgage Trust,
Series 2023-HE02, Class A1, 144A, 30 Day Average SOFR + 1.700% (Cap N/A, Floor 0.000%)
7.038%(c)	03/25/54	49	49,500
MASTR Asset-Backed Securities Trust,
Series 2004-OPT02, Class A2, 1 Month SOFR + 0.814% (Cap N/A, Floor 0.700%)
6.170%(c)	09/25/34	18	16,132

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (cont’d.)
Option One Mortgage Accept Corp., Asset-Backed Certificates,
Series 2003-05, Class A2, 1 Month SOFR + 0.754% (Cap N/A, Floor 0.640%)
6.110%(c)	08/25/33	20	$19,702

			118,355

Other — 0.0%
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month SOFR + 2.914% (Cap N/A, Floor 2.800%)
8.270%(c)	06/25/24	290	284,222

Residential Mortgage-Backed Securities — 0.0%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates,
Series 2004-R01, Class A2, 1 Month SOFR + 0.714% (Cap N/A, Floor 0.600%)
6.070%(c)	02/25/34	6	5,205
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-W10, Class A2, 1 Month SOFR + 0.894% (Cap N/A, Floor 0.780%)
3.826%(c)	10/25/34	12	11,689
Countrywide Asset-Backed Certificates Trust,
Series 2004-BC04, Class M1, 1 Month SOFR + 1.164% (Cap N/A, Floor 1.050%)
6.520%(c)	11/25/34	5	4,446
Merrill Lynch Mortgage Investors Trust,
Series 2004-WMC03, Class M2, 1 Month SOFR + 1.959% (Cap N/A, Floor 1.845%)
7.315%(c)	01/25/35	14	13,897
Structured Asset Investment Loan Trust,
Series 2004-BNC01, Class A4, 1 Month SOFR + 1.054% (Cap N/A, Floor 0.940%)
6.397%(c)	09/25/34	51	50,414

			85,651

Student Loans — 0.0%
Laurel Road Prime Student Loan Trust,
Series 2019-A, Class A2FX, 144A
2.730%	10/25/48	13	12,438
SoFi Professional Loan Program LLC,
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48	81	75,985
SoFi Professional Loan Program Trust,
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46	144	134,217

			222,640

TOTAL ASSET-BACKED SECURITIES (cost $503,403,417)			500,317,912

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
BANK,
Series 2017-BNK06, Class A4
3.254%	07/15/60	115	108,742
Series 2018-BN13, Class A4
3.953%	08/15/61	430	409,749

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-BN20, Class A2
2.758%	09/15/62	537	$463,950
Series 2019-BN24, Class A3
2.960%	11/15/62	190	168,728
Series 2021-BN34, Class A5
2.438%	06/15/63	230	184,135
Barclays Commercial Mortgage Securities Trust,
Series 2019-C04, Class A4
2.661%	08/15/52	385	349,038
BPR Trust,
Series 2021-TY, Class C, 144A, 1 Month SOFR + 1.814% (Cap N/A, Floor 1.700%)
7.176%(c)	09/15/38	300	285,716
Series 2021-TY, Class D, 144A, 1 Month SOFR + 2.464% (Cap N/A, Floor 2.350%)
7.826%(c)	09/15/38	600	574,766
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A4
2.624%	11/15/52	1,070	934,288
CD Mortgage Trust,
Series 2017-CD05, Class A3
3.171%	08/15/50	345	321,099
Series 2019-CD08, Class A3
2.657%	08/15/57	960	851,097
CFCRE Commercial Mortgage Trust,
Series 2016-C06, Class A2
2.950%	11/10/49	374	353,995
Series 2016-C07, Class A2
3.585%	12/10/54	334	315,937
Citigroup Commercial Mortgage Trust,
Series 2015-GC31, Class A3
3.497%	06/10/48	788	762,313
Series 2017-C04, Class A3
3.209%	10/12/50	318	295,929
Series 2019-GC41, Class A4
2.620%	08/10/56	385	338,949
Commercial Mortgage Trust,
Series 2013-CR12, Class A4
4.046%	10/10/46	52	50,150
Series 2014-UBS06, Class A4
3.378%	12/10/47	228	223,338
Series 2015-LC21, Class A3
3.445%	07/10/48	569	555,317
Series 2015-LC23, Class A3
3.521%	10/10/48	499	486,286
Series 2016-COR01, Class A3
2.826%	10/10/49	450	420,156
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A
3.953%	09/15/37	130	112,728
CSAIL Commercial Mortgage Trust,
Series 2017-CX10, Class A4
3.191%	11/15/50	295	270,908
Series 2018-CX12, Class A3 (original cost $305,864; purchased 07/09/21)(f)
3.959%	08/15/51	270	255,807

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-C17, Class A4
2.763%	09/15/52		145	$125,640
Deco DAC (United Kingdom),
Series 2019-RAM, Class A, SONIA + 2.007% (Cap N/A, Floor 2.007%)
7.227%(c)	08/07/30	GBP	567	713,390
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A4
2.632%	08/10/49		305	283,570
DOLP Trust,
Series 2021-NYC, Class A, 144A
2.956%	05/10/41		195	160,539
FHLMC Multifamily Structured Pass-Through Certificates,
Series K040, Class X1, IO
0.649%(cc)	09/25/24		151	451
Series K052, Class X1, IO
0.626%(cc)	11/25/25		12,737	121,093
Series K055, Class X1, IO
1.336%(cc)	03/25/26		3,001	76,485
Series K097, Class X1, IO
1.091%(cc)	07/25/29		1,574	77,717
Series K131, Class X1, IO
0.728%(cc)	07/25/31		22,733	1,000,128
Series K-160, Class A2
4.500%(cc)	08/25/33		445	447,152
Series K736, Class X1, IO
1.283%(cc)	07/25/26		216	5,458
Series K741, Class X1, IO
0.567%(cc)	12/25/27		214	3,919
GS Mortgage Securities Corp. Trust,
Series 2021-IP, Class D, 144A, 1 Month SOFR + 2.214% (Cap N/A, Floor 2.100%)
7.576%(c)	10/15/36		350	319,165
Series 2021-IP, Class E, 144A, 1 Month SOFR + 3.664% (Cap N/A, Floor 3.550%)
9.026%(c)	10/15/36		580	520,607
GS Mortgage Securities Trust,
Series 2014-GC26, Class A4
3.364%	11/10/47		160	156,760
Series 2019-GC42, Class A3
2.749%	09/10/52		850	754,845
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A4A1
3.408%	11/15/47		744	728,612
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2021-NYAH, Class G, 144A, 1 Month SOFR + 2.754% (Cap N/A, Floor 2.640%)
8.116%(c)	06/15/38		1,150	808,977
Series 2021-NYAH, Class H, 144A, 1 Month SOFR + 3.504% (Cap N/A, Floor 3.390%)
8.866%(c)	06/15/38		635	421,171
Series 2022-ACB, Class D, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)
8.238%(c)	03/15/39		400	381,932
Series 2022-ACB, Class E, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 3.350%)
8.688%(c)	03/15/39		1,100	1,048,815

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust,
Series 2016-UB12, Class A4
3.596%	12/15/49		190	$178,950
Series 2019-H07, Class A3
3.005%	07/15/52		65	58,301
Series 2019-MEAD, Class D, 144A
3.177%(cc)	11/10/36		700	587,527
ONE Mortgage Trust,
Series 2021-PARK, Class D, 144A, 1 Month SOFR + 1.614% (Cap N/A, Floor 1.500%)
6.976%(c)	03/15/36		150	136,002
Taurus DAC (United Kingdom),
Series 2021-UK4A, Class B, 144A, SONIA + 1.500% (Cap N/A, Floor 1.500%)
6.721%(c)	08/17/31	GBP	467	576,125
Series 2021-UK4A, Class D, 144A, SONIA + 2.100% (Cap N/A, Floor 2.100%)
7.321%(c)	08/17/31	GBP	1,769	2,139,922
UBS Commercial Mortgage Trust,
Series 2018-C12, Class A4 (original cost $498,129; purchased 07/09/21)(f)
4.030%	08/15/51		440	416,979
Series 2019-C16, Class A3
3.344%	04/15/52		385	355,980
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50		43	43,054
Series 2017-C38, Class A4
3.190%	07/15/50		335	314,108
Series 2017-C41, Class A3
3.210%	11/15/50		575	537,100
Series 2019-C49, Class A3
3.749%	03/15/52		505	488,302
Series 2019-C52, Class A4
2.643%	08/15/52		245	219,182
Series 2021-C59, Class A5
2.626%	04/15/54		140	118,336

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $26,571,270)				23,419,415

CORPORATE BONDS — 4.1%
Aerospace & Defense — 0.1%
Boeing Co. (The),
Sr. Unsec’d. Notes
1.433%	02/04/24		3,600	3,585,523
2.196%	02/04/26		957	904,349
3.625%	02/01/31		1,525	1,417,762
5.705%	05/01/40		90	93,281
5.805%	05/01/50		210	217,806
5.930%	05/01/60		110	114,199
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.125%	06/15/26		125	124,279
7.500%	02/01/29(a)		500	505,695
7.875%	04/15/27		4,347	4,353,303

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Aerospace & Defense (cont’d.)
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
4.950%	10/15/25		515	$519,666

				11,835,863

Agriculture — 0.0%
Altria Group, Inc.,
Gtd. Notes
3.125%	06/15/31	EUR	1,062	1,062,858
BAT International Finance PLC (United Kingdom),
Gtd. Notes, EMTN
1.250%	03/13/27	EUR	424	435,183
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29		3,314	3,033,988

				4,532,029

Airlines — 0.0%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A
5.500%	04/20/26		92	90,975
5.750%	04/20/29		125	121,435
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26		2,533	2,470,486
4.625%	04/15/29		637	593,624

				3,276,520

Apparel — 0.0%
Kontoor Brands, Inc.,
Gtd. Notes, 144A
4.125%	11/15/29		398	360,856
Levi Strauss & Co.,
Sr. Unsec’d. Notes, 144A
3.500%	03/01/31(a)		90	78,306
William Carter Co. (The),
Gtd. Notes, 144A
5.625%	03/15/27		1,145	1,133,395
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
4.000%	08/15/29(a)		160	126,299

				1,698,856

Auto Manufacturers — 0.1%
Daimler Truck Finance North America LLC (Germany),
Gtd. Notes, 144A
5.500%	09/20/33		320	326,384
Ford Motor Co.,
Sr. Unsec’d. Notes
3.250%	02/12/32(a)		1,140	948,410
4.750%	01/15/43		685	565,851
7.400%	11/01/46		2,165	2,359,874
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.900%	02/16/28		200	179,510
4.000%	11/13/30		500	448,164

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
General Motors Co.,
Sr. Unsec’d. Notes
6.250%	10/02/43		550	$562,665
Mercedes-Benz Finance North America LLC (Germany),
Gtd. Notes, 144A
5.375%	11/26/25		645	651,849
Stellantis Finance US, Inc.,
Gtd. Notes, 144A
2.691%	09/15/31		475	398,269
Volkswagen International Finance NV (Germany),
Gtd. Notes
3.875%(ff)	06/17/29(oo)	EUR	1,800	1,815,623

				8,256,599

Auto Parts & Equipment — 0.1%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26		400	391,000
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.500%	04/01/27		1,036	1,039,711
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25		74	73,630
Dana, Inc.,
Sr. Unsec’d. Notes
4.250%	09/01/30(a)		760	679,987
4.500%	02/15/32		906	791,702
5.625%	06/15/28(a)		650	644,244
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A
8.000%	11/17/28		1,225	1,047,238

				4,667,512

Banks — 0.7%
ABN AMRO Bank NV (Netherlands),
Covered Bonds, EMTN
0.400%	09/17/41	EUR	600	416,194
Sr. Non-Preferred Notes, 144A, MTN
6.575%(ff)	10/13/26		900	913,642
Agricultural Development Bank of China (China),
Sr. Unsec’d. Notes
3.350%	11/02/31	CNH	3,500	503,758
3.800%	10/27/30	CNH	25,720	3,798,164
Banco Santander SA (Spain),
Sr. Non-Preferred Notes
4.175%(ff)	03/24/28		600	576,122
Bank Gospodarstwa Krajowego (Poland),
Gov’t. Gtd. Notes, 144A, MTN
5.375%	05/22/33		500	506,325
Gov’t. Gtd. Notes, EMTN
0.375%	10/13/28	EUR	200	188,292
0.500%	07/08/31	EUR	200	171,554
4.000%	09/08/27	EUR	300	336,567
Bank of America Corp.,
Sr. Unsec’d. Notes
2.572%(ff)	10/20/32		1,169	969,777

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
5.933%(ff)	09/15/27		605	$617,179
Sr. Unsec’d. Notes, MTN
3.194%(ff)	07/23/30		2	1,814
3.970%(ff)	03/05/29		1,095	1,045,832
4.271%(ff)	07/23/29		218	210,368
4.827%(ff)	07/22/26		425	421,848
Sub. Notes
2.482%(ff)	09/21/36		240	190,424
Bank of New York Mellon (The),
Sr. Unsec’d. Notes, MTN
5.224%(ff)	11/21/25		715	715,001
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes
4.750%	02/02/26		600	597,679
Sr. Unsec’d. Notes, MTN
3.450%	04/11/25		515	503,622
Banque Federative du Credit Mutuel SA (France),
Sr. Non-Preferred Notes, EMTN
4.375%	05/02/30	EUR	200	229,078
Sub. Notes
3.875%(ff)	06/16/32	EUR	600	653,428
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
3.250%	01/17/33	GBP	160	172,576
BNP Paribas SA (France),
Sr. Non-Preferred Notes
1.875%	12/14/27	GBP	300	344,231
Sr. Non-Preferred Notes, 144A
2.159%(ff)	09/15/29		545	473,403
Sr. Non-Preferred Notes, EMTN
0.500%(ff)	01/19/30	EUR	200	189,285
2.125%(ff)	01/23/27	EUR	2,100	2,251,088
Sr. Preferred Notes, 144A
5.335%(ff)	06/12/29		495	501,378
Sr. Preferred Notes, EMTN
3.875%(ff)	01/10/31	EUR	300	340,684
Sr. Unsec’d. Notes, 144A
5.894%(ff)	12/05/34		505	528,266
BPCE SA (France),
Sr. Non-Preferred Notes, 144A
1.652%(ff)	10/06/26		1,293	1,203,093
6.612%(ff)	10/19/27		1,000	1,029,404
Sr. Non-Preferred Notes, EMTN
4.750%(ff)	06/14/34	EUR	300	351,752
CaixaBank SA (Spain),
Covered Bonds
1.000%	09/25/25	EUR	400	425,040
Cassa Depositi e Prestiti SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.750%	05/05/26		1,200	1,198,105
Cie de Financement Foncier SA (France),
Covered Bonds, EMTN
3.375%	09/16/31	EUR	600	686,235
Covered Bonds, Series DOM
0.875%	09/11/28	EUR	500	506,828

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Citigroup, Inc.,
Jr. Sub. Notes
3.875%(ff)	02/18/26(oo)		850	$753,108
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)		170	158,409
Jr. Sub. Notes, Series W
4.000%(ff)	12/10/25(a)(oo)		675	621,918
Sr. Unsec’d. Notes
4.075%(ff)	04/23/29		2,580	2,485,309
Sub. Notes
6.174%(ff)	05/25/34		620	643,041
Cooperatieve Rabobank UA (Netherlands),
Covered Bonds, EMTN
0.125%	12/01/31	EUR	2,100	1,885,122
Sr. Preferred Notes, GMTN
3.500%	12/14/26	AUD	400	261,732
Credit Agricole SA (France),
Sr. Non-Preferred Notes, 144A
6.316%(ff)	10/03/29		520	545,946
Sr. Non-Preferred Notes, EMTN
0.375%	04/20/28	EUR	200	194,847
Sr. Preferred Notes, EMTN
3.875%	11/28/34	EUR	200	230,796
Danske Bank A/S (Denmark),
Sr. Non-Preferred Notes, EMTN
4.750%(ff)	06/21/30	EUR	910	1,058,448
Sub. Notes, EMTN
2.500%(ff)	06/21/29	EUR	2,380	2,595,347
Deutsche Bank AG (Germany),
Sr. Non-Preferred Notes
2.552%(ff)	01/07/28		585	535,476
Sr. Non-Preferred Notes, EMTN
0.750%(ff)	02/17/27	EUR	2,100	2,162,065
Sub. Notes, EMTN
3.662%(ff)	04/10/25	CNH	1,000	138,936
Emirates NBD Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes
3.050%	02/26/30	AUD	940	563,144
Fifth Third Bancorp,
Sr. Unsec’d. Notes
6.339%(ff)	07/27/29		125	130,047
First Abu Dhabi Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
0.125%	02/16/26	EUR	1,000	1,017,246
3.500%	07/02/25	CNH	2,200	307,580
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A
12.000%	10/01/28		350	381,643
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series V
4.125%(ff)	11/10/26(a)(oo)		825	734,171
Sr. Unsec’d. Notes
1.992%(ff)	01/27/32		2,155	1,744,139
4.482%(ff)	08/23/28		340	333,777
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
0.641%(ff)	09/24/29	EUR	480	464,231

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
3.000%(ff)	07/22/28	GBP	1,385	$1,642,256
Sr. Unsec’d. Notes, EMTN
4.787%(ff)	03/10/32	EUR	330	384,918
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
6.208%(ff)	08/21/29		710	731,963
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
0.250%(ff)	02/18/29	EUR	200	191,423
3.869%(ff)	03/28/26		610	597,729
Intesa Sanpaolo SpA (Italy),
Sr. Non-Preferred Notes, 144A
7.778%(ff)	06/20/54		250	256,447
Israel Discount Bank Ltd. (Israel),
Sr. Unsec’d. Notes, 144A
5.375%	01/26/28		480	465,450
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)		1,130	1,088,502
Sr. Unsec’d. Notes
0.991%(ff)	04/28/26	GBP	485	583,681
1.953%(ff)	02/04/32		60	48,833
2.069%(ff)	06/01/29		1,230	1,090,497
2.545%(ff)	11/08/32		415	346,677
2.580%(ff)	04/22/32		72	60,936
3.702%(ff)	05/06/30		311	292,506
4.452%(ff)	12/05/29		389	381,338
4.851%(ff)	07/25/28(a)		425	425,039
KBC Group NV (Belgium),
Sr. Unsec’d. Notes, EMTN
4.375%(ff)	04/19/30	EUR	400	457,790
Kreditanstalt fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes
0.375%	04/23/25	EUR	2,001	2,137,057
4.125%	07/15/33		2,770	2,779,946
Gov’t. Gtd. Notes, EMTN
0.875%	07/04/39	EUR	1,215	1,018,006
M&T Bank Corp.,
Sr. Unsec’d. Notes
7.413%(ff)	10/30/29		1,135	1,222,405
MFB Magyar Fejlesztesi Bank Zrt (Hungary),
Gov’t. Gtd. Notes
1.375%	06/24/25	EUR	600	631,265
Morgan Stanley,
Sr. Unsec’d. Notes
0.406%(ff)	10/29/27	EUR	925	937,113
3.620%(ff)	04/17/25		605	601,332
5.123%(ff)	02/01/29		290	291,161
5.449%(ff)	07/20/29		250	254,731
Sr. Unsec’d. Notes, EMTN
0.000%(cc)	04/02/32		100	59,400
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31		1,340	1,173,799
Sr. Unsec’d. Notes, MTN
2.943%(ff)	01/21/33		430	365,479
Sub. Notes
2.484%(ff)	09/16/36		295	234,162

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Nederlandse Waterschapsbank NV (Netherlands),
Sr. Unsec’d. Notes, EMTN
0.000%	11/16/26	EUR	2,414	$2,482,222
Permanent TSB Group Holdings PLC (Ireland),
Sr. Unsec’d. Notes
6.625%(ff)	04/25/28	EUR	300	349,135
6.625%(ff)	06/30/29	EUR	330	389,795
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
6.875%(ff)	10/20/34		300	333,155
QNB Finance Ltd. (Qatar),
Gtd. Notes, EMTN
3.800%	06/17/25	CNH	1,000	140,365
Gtd. Notes, MTN
4.900%	02/01/28	AUD	450	303,929
Societe Generale SA (France),
Sr. Non-Preferred Notes, 144A
2.889%(ff)	06/09/32		400	329,862
Sr. Non-Preferred Notes, EMTN
1.250%	12/07/27	GBP	400	442,303
Sub. Notes, EMTN
1.000%(ff)	11/24/30	EUR	2,100	2,173,587
State Street Corp.,
Sr. Unsec’d. Notes
5.272%	08/03/26		870	882,159
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes
5.103%	01/09/26		620	622,823
Sr. Unsec’d. Notes, MTN
4.285%	09/13/24		200	198,429
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
5.867%(ff)	06/08/34		100	102,041
7.161%(ff)	10/30/29		300	323,730
U.S. Bancorp,
Sr. Unsec’d. Notes
5.836%(ff)	06/12/34		165	170,299
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes
2.875%(ff)	04/02/32	EUR	100	102,960
Sr. Unsec’d. Notes, 144A
6.246%(ff)	09/22/29		580	603,889
Sr. Unsec’d. Notes, EMTN
0.625%	01/18/33	EUR	355	294,299
UniCredit SpA (Italy),
Sr. Non-Preferred Notes, 144A
2.569%(ff)	09/22/26		1,545	1,453,554
Wells Fargo & Co.,
Sr. Unsec’d. Notes
6.303%(ff)	10/23/29(a)		365	385,041
6.491%(ff)	10/23/34		155	168,809
Sr. Unsec’d. Notes, EMTN
2.000%	04/27/26	EUR	369	393,429
Sr. Unsec’d. Notes, MTN
5.557%(ff)	07/25/34		940	957,912
5.574%(ff)	07/25/29		585	597,235

				78,667,317

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Beverages — 0.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36		390	$389,235
4.900%	02/01/46		955	934,767
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.000%	04/13/28		25	24,709
4.350%	06/01/40		350	327,513
5.550%	01/23/49		225	242,664
Diageo Capital PLC (United Kingdom),
Gtd. Notes
5.200%	10/24/25(a)		200	201,666
5.300%	10/24/27		570	587,738

				2,708,292

Biotechnology — 0.0%
Amgen, Inc.,
Sr. Unsec’d. Notes
4.200%	03/01/33		205	195,055
5.150%	03/02/28		880	899,774
5.250%	03/02/30		560	575,868
5.600%	03/02/43		55	56,875
5.650%	03/02/53		45	47,438
5.750%	03/02/63		130	136,733

				1,911,743

Building Materials — 0.1%
Carrier Global Corp.,
Sr. Unsec’d. Notes, 144A
4.125%	05/29/28	EUR	530	599,417
4.375%	05/29/25	EUR	500	556,528
4.500%	11/29/32	EUR	400	471,682
5.800%	11/30/25		1,375	1,394,055
6.200%	03/15/54		70	81,162
Griffon Corp.,
Gtd. Notes
5.750%	03/01/28		707	695,025
JELD-WEN, Inc.,
Gtd. Notes, 144A
4.625%	12/15/25		238	230,968
Masonite International Corp.,
Gtd. Notes, 144A
3.500%	02/15/30		365	315,444
Sika Capital BV (Switzerland),
Gtd. Notes
1.500%	04/29/31	EUR	285	282,594
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A
6.000%	11/01/28		2,295	2,265,684
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	07/15/30		2,359	2,164,434

				9,056,993

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Chemicals — 0.0%
Ashland Services BV,
Gtd. Notes
2.000%	01/30/28	EUR	2,100	$2,151,702
Celanese US Holdings LLC,
Gtd. Notes
6.350%	11/15/28		265	277,867
6.700%	11/15/33(a)		310	336,981
CF Industries, Inc.,
Gtd. Notes
5.375%	03/15/44		395	378,347
FMC Corp.,
Sr. Unsec’d. Notes
5.150%	05/18/26		340	339,644
Rain Carbon, Inc.,
Sr. Sec’d. Notes, 144A
12.250%	09/01/29(a)		475	464,601
Valvoline, Inc.,
Sr. Unsec’d. Notes, 144A
3.625%	06/15/31		76	64,862

				4,014,004

Commercial Services — 0.1%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26		1,308	1,302,597
Sr. Unsec’d. Notes, 144A
6.000%	06/01/29(a)		1,200	983,035
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A
4.625%	06/01/28		1,370	1,236,425
APi Group DE, Inc.,
Gtd. Notes, 144A
4.125%	07/15/29(a)		640	585,330
Autostrade per l’Italia SpA (Italy),
Sr. Unsec’d. Notes
2.000%	12/04/28	EUR	625	632,958
Sr. Unsec’d. Notes, EMTN
2.250%	01/25/32	EUR	985	932,329
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes
2.375%	09/25/26	EUR	400	423,316
4.250%	09/25/30	GBP	735	869,395
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.900%	05/01/33		85	84,916
5.400%	05/01/53		150	157,731
Freeport Terminal Malta PLC (Malta),
Gov’t. Gtd. Notes, 144A
7.250%	05/15/28		700	760,707
GTCR W-2 Merger Sub LLC,
Sr. Sec’d. Notes, 144A
7.500%	01/15/31		275	291,759
Northeastern University,
Unsec’d. Notes, Series 2020
2.894%	10/01/50		159	111,487

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
S&P Global, Inc.,
Gtd. Notes
2.450%	03/01/27		480	$452,612
2.700%	03/01/29		90	83,324
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32		2,950	2,620,086
3.875%	02/15/31		86	78,161
4.875%	01/15/28(a)		885	864,399
5.250%	01/15/30(a)		2,500	2,467,030

				14,937,597

Computers — 0.0%
NCR Atleos Corp.,
Sr. Sec’d. Notes, 144A
9.500%	04/01/29		761	810,897

Distribution/Wholesale — 0.0%
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28		3,019	2,741,818

Diversified Financial Services — 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
2.450%	10/29/26		440	406,899
American Express Co.,
Sr. Unsec’d. Notes
5.043%(ff)	05/01/34		60	59,916
Sub. Notes
5.625%(ff)	07/28/34		235	243,219
BlackRock, Inc.,
Sr. Unsec’d. Notes
4.750%	05/25/33		250	252,592
BOC Aviation USA Corp. (China),
Gtd. Notes, 144A, MTN
1.625%	04/29/24		628	620,265
BPCE SFH SA (France),
Covered Bonds
1.125%	04/12/30	EUR	2,300	2,298,026
3.250%	04/12/28	EUR	600	674,852
Capital One Financial Corp.,
Sr. Unsec’d. Notes
6.377%(ff)	06/08/34		880	906,968
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
1.125%	04/06/27	EUR	2,828	2,967,154
CPPIB Capital, Inc. (Canada),
Gtd. Notes, EMTN
0.250%	04/06/27	EUR	2,136	2,184,591
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
1.850%	09/15/32		425	341,014
4.600%	03/15/33(a)		210	209,611
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes
2.625%	10/15/31		861	713,963

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
5.125%	12/15/30		75	$68,344
5.500%	08/15/28		837	806,506
6.000%	01/15/27(a)		2,855	2,834,442
OMERS Finance Trust (Canada),
Gtd. Notes
3.500%	04/19/32		708	653,426
Gtd. Notes, 144A
3.500%	04/19/32		920	849,084
4.000%	04/20/28		466	457,194
5.500%	11/15/33		850	901,835
OneMain Finance Corp.,
Gtd. Notes
6.875%	03/15/25		518	522,284
7.125%	03/15/26		2,920	2,975,564
Ontario Teachers’ Finance Trust (Canada),
Gtd. Notes
0.500%	05/06/25	EUR	1,333	1,418,015
2.000%	04/16/31		1,134	957,035
Gtd. Notes, 144A
1.250%	09/27/30		3,975	3,229,794
2.000%	04/16/31		2,284	1,927,573
Gtd. Notes, EMTN
0.100%	05/19/28	EUR	2,774	2,720,157
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
4.250%	02/15/29		665	599,093
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, GMTN
1.841%	09/21/28	EUR	1,000	964,764
Visa, Inc.,
Sr. Unsec’d. Notes
2.000%	06/15/29	EUR	200	212,060

				33,976,240

Electric — 0.4%
Bulgarian Energy Holding EAD (Bulgaria),
Sr. Unsec’d. Notes
2.450%	07/22/28	EUR	1,100	1,056,480
Caledonia Generating LLC,
Sr. Sec’d. Notes, 144A
1.950%	02/28/34		406	344,485
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31		691	608,568
4.500%	02/15/28		1,241	1,180,720
5.250%	06/01/26		149	147,010
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29		850	789,451
5.000%	02/01/31		1,240	1,137,278
5.125%	03/15/28		3,374	3,233,250
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes
5.000%	09/29/36		1,271	1,057,941

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	06/01/28		422	$414,227
Duke Energy Corp.,
Sr. Unsec’d. Notes
4.300%	03/15/28		245	241,465
4.500%	08/15/32		190	184,171
EDP Servicios Financieros Espana SA (Portugal),
Sr. Unsec’d. Notes, EMTN
4.375%	04/04/32	EUR	890	1,046,084
Engie SA (France),
Jr. Sub. Notes
3.250%(ff)	11/28/24(oo)	EUR	900	978,195
Sr. Unsec’d. Notes, EMTN
3.625%	01/11/30	EUR	1,100	1,245,434
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, MTN
6.350%	08/10/28		3,800	3,689,562
Eversource Energy,
Sr. Unsec’d. Notes
4.750%	05/15/26		415	412,896
Georgia Power Co.,
Sr. Unsec’d. Notes
4.950%	05/17/33		145	146,532
Iberdrola International BV (Spain),
Gtd. Notes, Series NC5
1.874%(ff)	01/28/26(oo)	EUR	1,300	1,350,175
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, EMTN
7.750%	12/15/27		1,030	1,092,984
ITC Holdings Corp.,
Sr. Unsec’d. Notes, 144A
4.950%	09/22/27		90	90,360
National Grid Electricity Distribution East Midlands PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
3.530%	09/20/28	EUR	300	335,914
National Grid PLC (United Kingdom),
Sr. Unsec’d. Notes
5.809%	06/12/33		340	352,985
Sr. Unsec’d. Notes, EMTN
3.245%	03/30/34	EUR	300	314,553
New England Power Co. (United Kingdom),
Sr. Unsec’d. Notes, 144A
2.807%	10/06/50		284	181,647
Niagara Mohawk Power Corp.,
Sr. Unsec’d. Notes, 144A
2.759%	01/10/32		76	63,675
5.783%	09/16/52		120	124,245
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28		1,986	1,978,532
Gtd. Notes, 144A
3.375%	02/15/29(a)		260	229,704
3.625%	02/15/31		2,458	2,114,360
3.875%	02/15/32(a)		337	288,583
5.250%	06/15/29		201	195,354

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Jr. Sub. Notes, 144A
10.250%(ff)	03/15/28(oo)		550	$572,529
NTPC Ltd. (India),
Sr. Unsec’d. Notes, EMTN
2.750%	02/01/27	EUR	1,200	1,257,483
Ontario Electricity Financial Corp. (Canada),
Local Gov’t. Gtd. Notes, Series 40
3.278%(s)	04/11/31	CAD	1,000	570,326
Pacific Gas & Electric Co.,
First Mortgage
3.300%	08/01/40		310	227,219
4.950%	07/01/50		185	158,650
6.100%	01/15/29		645	667,080
6.950%	03/15/34		240	264,229
Sr. Sec’d. Notes
3.250%	06/01/31		355	307,680
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (Indonesia),
Sr. Unsec’d. Notes
1.875%	11/05/31	EUR	735	657,853
Public Service Electric & Gas Co.,
First Mortgage, MTN
2.250%	09/15/26		105	98,986
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
2.450%	11/15/31		25	21,032
Sempra,
Sr. Unsec’d. Notes
3.300%	04/01/25		285	277,991
3.700%	04/01/29		115	109,538
Southern California Edison Co.,
First Mortgage
5.650%	10/01/28		120	125,126
5.850%	11/01/27		240	250,682
5.950%	11/01/32(a)		85	91,356
First Ref. Mortgage, Series 08-A
5.950%	02/01/38		21	22,032
Southern Co. (The),
Sr. Unsec’d. Notes
5.500%	03/15/29		1,250	1,300,959
5.700%	03/15/34		470	494,973
Southwestern Public Service Co.,
First Mortgage
4.500%	08/15/41		85	75,539
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26(oo)		1,362	1,349,727
8.000%(ff)	10/15/26(oo)		3,718	3,705,238
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		4,272	4,159,768
5.500%	09/01/26		20	19,870
5.625%	02/15/27		5	4,944
Sr. Sec’d. Notes, 144A
3.550%	07/15/24		675	664,794

				44,082,424

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electrical Components & Equipment — 0.0%
Schneider Electric SE,
Sr. Unsec’d. Notes, EMTN
1.500%	01/15/28	EUR	400	$420,503
WESCO Distribution, Inc.,
Gtd. Notes, 144A
7.125%	06/15/25		568	572,093
7.250%	06/15/28		546	561,066

				1,553,662

Electronics — 0.0%
Assa Abloy AB (Sweden),
Gtd. Notes, EMTN
3.750%	09/13/26	EUR	790	887,399
Sr. Unsec’d. Notes, EMTN
3.875%	09/13/30	EUR	620	716,998
Honeywell International, Inc.,
Sr. Unsec’d. Notes
3.750%	05/17/32	EUR	1,060	1,209,431
4.125%	11/02/34	EUR	395	462,320
Sensata Technologies, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31		105	92,530

				3,368,678

Engineering & Construction — 0.1%
Aeroporti di Roma SpA (Italy),
Sr. Unsec’d. Notes, EMTN
1.750%	07/30/31	EUR	1,155	1,099,050
Cellnex Finance Co. SA (Spain),
Gtd. Notes, EMTN
1.250%	01/15/29	EUR	200	197,254
2.000%	02/15/33	EUR	3,000	2,789,207
Heathrow Funding Ltd. (United Kingdom),
Sr. Sec’d. Notes
1.500%	10/12/27	EUR	2,035	2,173,948
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes
3.875%	04/30/28		595	557,307
5.500%	07/31/47		400	343,672
Sr. Sec’d. Notes, 144A
3.875%	04/30/28		355	332,511
TopBuild Corp.,
Gtd. Notes, 144A
4.125%	02/15/32		694	620,338

				8,113,287

Entertainment — 0.1%
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	07/01/25		872	871,655
7.000%	02/15/30		775	796,766
Sr. Unsec’d. Notes, 144A
4.625%	10/15/29		2,100	1,898,474
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
7.625%	04/15/26		1,567	1,576,139

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Entertainment (cont’d.)
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	01/15/27(a)		1,046	$1,016,462
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A
5.875%	09/01/31(a)		1,753	1,355,541
Warnermedia Holdings, Inc.,
Gtd. Notes
3.638%	03/15/25		570	558,006
4.054%	03/15/29		165	156,456
4.279%	03/15/32		295	269,885
5.050%	03/15/42(a)		635	559,866
5.141%	03/15/52		160	137,670
6.412%	03/15/26		1,020	1,020,790
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29		46	43,449

				10,261,159

Environmental Control — 0.0%
GFL Environmental, Inc. (Canada),
Sr. Sec’d. Notes, 144A
6.750%	01/15/31		470	484,288
Veralto Corp.,
Gtd. Notes, 144A
5.350%	09/18/28(a)		670	686,753
5.500%	09/18/26		1,295	1,316,580

				2,487,621

Foods — 0.1%
B&G Foods, Inc.,
Gtd. Notes
5.250%	09/15/27(a)		850	773,634
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
3.250%	02/16/26	GBP	3,205	3,779,799
4.500%	02/16/26	GBP	225	271,022
Bellis Finco PLC (United Kingdom),
Gtd. Notes
4.000%	02/16/27	GBP	2,300	2,537,778
Sr. Unsec’d. Notes, 144A
4.000%	02/16/27	GBP	1,222	1,348,332
Bimbo Bakeries USA, Inc. (Mexico),
Gtd. Notes, 144A
6.400%	01/15/34		320	354,571
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes
5.125%	02/01/28		500	496,145
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30		647	596,877
4.375%	01/31/32		524	478,268
Post Holdings, Inc.,
Gtd. Notes, 144A
5.500%	12/15/29		400	386,306

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Sr. Unsec’d. Notes, 144A
4.500%	09/15/31(a)		1,280	$1,150,427

				12,173,159

Forest Products & Paper — 0.0%
Inversiones CMPC SA (Chile),
Gtd. Notes, 144A
6.125%	06/23/33		200	206,688
Suzano Austria GmbH (Brazil),
Gtd. Notes
3.750%	01/15/31		194	169,689

				376,377

Gas — 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.750%	05/20/27		215	209,117
5.875%	08/20/26		601	593,735
National Gas Transmission PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
1.125%	01/14/33	GBP	300	277,500
Southern California Gas Co.,
First Mortgage
6.350%	11/15/52		230	263,152
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	05/30/47		20	16,921
Terega SA (France),
Sr. Unsec’d. Notes
0.875%	09/17/30	EUR	1,300	1,212,517

				2,572,942

Hand/Machine Tools — 0.0%
Regal Rexnord Corp.,
Gtd. Notes, 144A
6.050%	02/15/26		500	505,335

Healthcare-Products — 0.0%
Boston Scientific Corp.,
Sr. Unsec’d. Notes
0.625%	12/01/27	EUR	510	514,432
2.650%	06/01/30		103	92,035
GE HealthCare Technologies, Inc.,
Gtd. Notes
5.550%	11/15/24(a)		885	885,534
Medline Borrower LP,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		1,300	1,175,855
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
3.650%	11/21/34	EUR	300	344,254

				3,012,110

Healthcare-Services — 0.2%
Bon Secours Mercy Health, Inc.,
Sec’d. Notes, Series 20-2
2.095%	06/01/31		194	159,050

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
CommonSpirit Health,
Sr. Sec’d. Notes
2.782%	10/01/30	624	$540,566
3.910%	10/01/50	41	32,288
DaVita, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31	175	143,658
4.625%	06/01/30	2,655	2,320,969
HCA, Inc.,
Gtd. Notes
3.625%	03/15/32	200	178,903
5.000%	03/15/24	2,100	2,095,709
5.250%	06/15/26	950	954,833
5.375%	02/01/25	1,645	1,644,325
5.875%	02/01/29	265	273,416
5.900%	06/01/53	335	343,986
Humana, Inc.,
Sr. Unsec’d. Notes
5.950%	03/15/34	305	326,579
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A
4.375%	02/15/27	50	46,305
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A
7.250%	11/01/25	1,715	1,676,500
Roche Holdings, Inc.,
Gtd. Notes, 144A
1.930%	12/13/28(a)	460	410,351
Tenet Healthcare Corp.,
Gtd. Notes
6.125%	10/01/28(a)	1,750	1,741,912
Sr. Sec’d. Notes
4.250%	06/01/29	700	651,725
4.375%	01/15/30	710	659,081
4.625%	06/15/28	205	195,390
4.875%	01/01/26	5	4,946
5.125%	11/01/27	2,031	1,986,854
Trinity Health Corp.,
Sr. Unsec’d. Notes, Series 2021
2.632%	12/01/40	243	176,331
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/39	150	127,561
4.375%	03/15/42	240	222,427
4.750%	07/15/45	47	45,615
4.750%	05/15/52	110	105,783
5.050%	04/15/53	150	151,734
5.200%	04/15/63	165	168,644
5.250%	02/15/28	440	455,130

			17,840,571

Home Builders — 0.1%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
4.625%	08/01/29	134	120,270
6.625%	01/15/28	2,294	2,234,649

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Home Builders (cont’d.)
Beazer Homes USA, Inc.,
Gtd. Notes
5.875%	10/15/27		50	$48,813
7.250%	10/15/29(a)		1,123	1,136,390
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A
4.875%	02/15/30		506	445,280
6.250%	09/15/27		791	765,292
Sr. Unsec’d. Notes, 144A
5.000%	06/15/29		2,270	2,003,275
Century Communities, Inc.,
Gtd. Notes
6.750%	06/01/27		81	81,906
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30		1,779	1,634,456
5.250%	12/15/27		887	858,172
Meritage Homes Corp.,
Gtd. Notes
5.125%	06/06/27		2,190	2,168,968
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27		310	311,738
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30		1,290	1,249,819

				13,059,028

Housewares — 0.0%
Scotts Miracle-Gro Co. (The),
Gtd. Notes
4.375%	02/01/32		534	456,325
SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	10/01/29		266	191,168

				647,493

Insurance — 0.1%
Allianz SE (Germany),
Jr. Sub. Notes
3.375%(ff)	09/18/24(oo)	EUR	200	218,158
Sub. Notes
5.824%(ff)	07/25/53	EUR	300	362,050
Allstate Corp. (The),
Sr. Unsec’d. Notes
5.250%	03/30/33(a)		160	163,448
Assicurazioni Generali SpA (Italy),
Jr. Sub. Notes, EMTN
4.596%(ff)	11/21/25(oo)	EUR	2,035	2,235,305
BUPA Finance PLC (United Kingdom),
Gtd. Notes
5.000%	10/12/30	EUR	370	438,054
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes
3.500%	04/04/25		335	326,817

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes
3.375%	03/03/31		815	$715,329
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
5.700%	09/15/53		290	315,144
Northwestern Mutual Global Funding,
Sr. Sec’d. Notes, 144A, MTN
1.700%	06/01/28		312	274,337
Pension Insurance Corp. PLC (United Kingdom),
Sub. Notes
5.625%	09/20/30	GBP	1,360	1,651,577
Swiss Re Finance UK PLC,
Gtd. Notes, EMTN
2.714%(ff)	06/04/52	EUR	1,000	980,639
Unum Group,
Sr. Unsec’d. Notes
4.125%	06/15/51		915	684,316

				8,365,174

Internet — 0.0%
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
4.250%	05/15/29	EUR	795	927,394
Meta Platforms, Inc.,
Sr. Unsec’d. Notes
5.600%	05/15/53		595	645,981
5.750%	05/15/63(a)		195	213,759
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, EMTN
3.840%	04/22/51		400	298,592

				2,085,726

Investment Companies — 0.0%
MDGH GMTN RSC Ltd. (United Arab Emirates),
Gtd. Notes, GMTN
0.375%	03/10/27	EUR	700	698,572

Iron/Steel — 0.0%
POSCO (South Korea),
Sr. Unsec’d. Notes, 144A
5.750%	01/17/28		200	204,702

Leisure Time — 0.0%
NCL Corp. Ltd.,
Gtd. Notes, 144A
5.875%	03/15/26		475	460,750
NCL Finance Ltd.,
Gtd. Notes, 144A
6.125%	03/15/28(a)		800	757,000
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A
7.250%	01/15/30(a)		250	260,000
Sr. Unsec’d. Notes, 144A
5.500%	08/31/26		1,025	1,009,625

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Leisure Time (cont’d.)
Viking Cruises Ltd.,
Gtd. Notes, 144A
5.875%	09/15/27		1,475	$1,434,438

				3,921,813

Lodging — 0.1%
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
3.625%	02/15/32		135	117,550
5.375%	05/01/25		10	9,971
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27		95	93,417
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.200%	08/08/24		570	558,934
3.500%	08/18/26		195	186,219
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series HH
2.850%	04/15/31		1,090	945,395
MGM Resorts International,
Gtd. Notes
4.750%	10/15/28(a)		2,009	1,911,317
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.500%	01/15/26		1,225	1,191,312

				5,014,115

Machinery-Diversified — 0.1%
Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	01/01/30		475	497,170
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
4.750%	06/08/26		870	876,223
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A
11.500%	09/01/28		850	882,685
TK Elevator Midco GmbH (Germany),
Sr. Sec’d. Notes, 144A
4.375%	07/15/27	EUR	3,485	3,697,780

				5,953,858

Media — 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32		675	578,704
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31		510	445,559
4.250%	01/15/34		1,000	813,190
4.500%	08/15/30		70	63,221
4.500%	06/01/33		305	257,325
4.750%	03/01/30		1,658	1,516,645
5.000%	02/01/28		125	119,660
5.125%	05/01/27		460	445,085
5.375%	06/01/29		305	288,608

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Media (cont’d.)
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.900%	06/01/52		1,340	$902,042
Comcast Corp.,
Gtd. Notes
5.250%	11/07/25		185	187,086
CSC Holdings LLC,
Gtd. Notes, 144A
3.375%	02/15/31		1,600	1,175,853
5.500%	04/15/27		230	209,998
Sr. Unsec’d. Notes
5.250%	06/01/24(a)		450	441,076
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30		1,550	929,445
5.750%	01/15/30		1,000	622,638
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Sec’d. Notes, 144A (original cost $716,625; purchased 08/30/22)(f)
5.375%	08/15/26(d)		3,675	184,899
Discovery Communications LLC,
Gtd. Notes
5.300%	05/15/49		675	583,303
DISH DBS Corp.,
Gtd. Notes
5.125%	06/01/29		155	79,899
5.875%	11/15/24(a)		310	292,072
7.375%	07/01/28		410	246,980
7.750%	07/01/26		3,974	2,774,336
DISH Network Corp.,
Sr. Sec’d. Notes, 144A
11.750%	11/15/27		1,100	1,147,480
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
8.000%	08/15/28		1,420	1,467,799
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes
5.250%	05/15/29	GBP	675	798,318

				16,571,221

Mining — 0.0%
Anglo American Capital PLC (South Africa),
Gtd. Notes, EMTN
4.750%	09/21/32	EUR	405	469,066
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN
5.315%	04/14/32		400	391,250

				860,316

Multi-National — 0.1%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
4.500%	03/07/28	EUR	500	574,537
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.875%	01/12/33	EUR	1,395	1,573,490
Sr. Unsec’d. Notes, 144A, EMTN
4.600%	01/30/37	CAD	300	233,323

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Multi-National (cont’d.)
Sr. Unsec’d. Notes, 144A, MTN
2.422%(s)	05/28/37	CAD	400	$175,282
Sr. Unsec’d. Notes, EMTN
1.125%	09/15/36	EUR	591	537,051
3.000%	10/14/33	EUR	785	895,979
International Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes
4.750%	11/14/33		782	825,528

				4,815,190

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26		865	809,938

Oil & Gas — 0.2%
Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A
8.250%	02/15/26		510	513,696
Aker BP ASA (Norway),
Gtd. Notes, 144A
3.100%	07/15/31		810	692,349
Sr. Unsec’d. Notes, 144A
2.000%	07/15/26		350	322,879
6.000%	06/13/33		385	399,628
Antero Resources Corp.,
Gtd. Notes, 144A
5.375%	03/01/30(a)		250	239,929
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26		1,177	1,183,811
9.000%	11/01/27		40	50,360
Sr. Unsec’d. Notes, 144A
8.250%	12/31/28(a)		648	653,939
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
1.104%	11/15/34	EUR	210	182,658
3.625%(ff)	03/22/29(oo)	EUR	1,360	1,405,735
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.250%	06/15/37		222	209,727
Chesapeake Energy Corp.,
Gtd. Notes, 144A
5.500%	02/01/26		720	715,059
5.875%	02/01/29		1,856	1,820,578
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25		700	698,602
Civitas Resources, Inc.,
Gtd. Notes, 144A
8.375%	07/01/28		450	470,640
8.625%	11/01/30		225	239,348
CNX Resources Corp.,
Gtd. Notes, 144A
7.250%	03/14/27(a)		700	705,011
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.850%	12/15/25		1,015	1,026,737

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28		580	$581,631
Equinor ASA (Norway),
Gtd. Notes
2.875%	04/06/25		665	648,493
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes
4.250%	04/06/24	GBP	500	503,487
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	02/01/29		145	140,856
6.000%	04/15/30		813	788,763
6.000%	02/01/31		145	139,613
6.250%	04/15/32		1,041	1,001,638
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
5.875%	02/01/29		50	48,436
7.125%	02/01/27		123	125,152
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
5.875%	09/01/25		715	720,109
6.125%	01/01/31		137	142,501
6.200%	03/15/40		30	30,927
6.600%	03/15/46		67	72,412
6.950%	07/01/24		184	185,010
7.500%	05/01/31		170	190,705
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.375%	10/01/29	GBP	100	118,650
6.625%	01/16/34	GBP	1,875	2,272,717
Petroleos Mexicanos (Mexico),
Gtd. Notes, EMTN
4.875%	02/21/28	EUR	3,300	3,170,023
Petronas Capital Ltd. (Malaysia),
Gtd. Notes, 144A, MTN
3.500%	04/21/30		200	187,024
QatarEnergy (Qatar),
Sr. Unsec’d. Notes
3.125%	07/12/41		250	191,900
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25		615	606,937
Santos Finance Ltd. (Australia),
Gtd. Notes, 144A
3.649%	04/29/31		1,220	1,057,285
Southwestern Energy Co.,
Gtd. Notes
5.375%	02/01/29		1,900	1,850,009
TotalEnergies SE (France),
Jr. Sub. Notes, Series NC7, EMTN
1.625%(ff)	10/25/27(oo)	EUR	1,360	1,342,745
Wintershall Dea Finance BV (Germany),
Gtd. Notes
1.823%	09/25/31	EUR	300	283,031

				27,930,740

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers — 0.0%
Ball Corp.,
Gtd. Notes
6.000%	06/15/29	1,475	$1,505,425
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	10/15/28	1,511	1,421,637
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC,
Sr. Sec’d. Notes, 144A
4.000%	10/15/27(a)	200	187,997

			3,115,059

Pharmaceuticals — 0.1%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.050%	11/21/39	458	414,204
4.250%	11/21/49	81	72,291
4.700%	05/14/45	50	47,723
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
6.450%	09/15/37	155	181,399
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27	343	189,313
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28	598	274,087
5.000%	02/15/29	969	416,670
5.250%	01/30/30	2,669	1,191,041
5.250%	02/15/31	717	308,310
6.250%	02/15/29	4,267	1,856,145
7.000%	01/15/28	57	24,773
Bayer US Finance LLC (Germany),
Gtd. Notes, 144A
6.125%	11/21/26	255	259,023
Cigna Group (The),
Sr. Unsec’d. Notes
5.685%	03/15/26(a)	2,000	2,001,143
Eli Lilly & Co.,
Sr. Unsec’d. Notes
5.000%	02/27/26	1,150	1,150,528
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.750%	12/10/51	50	34,444
5.000%	05/17/53	135	138,994
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28	650	598,265
Sr. Unsec’d. Notes, 144A
5.125%	04/30/31(a)	650	554,085
Pfizer Investment Enterprises Pte Ltd.,
Gtd. Notes
4.450%	05/19/26	1,300	1,295,209
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46	885	738,041

			11,745,688

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines — 0.2%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.375%	06/15/29	1,700	$1,636,817
5.750%	03/01/27	426	423,123
7.875%	05/15/26	963	987,928
Columbia Pipelines Holding Co. LLC,
Sr. Unsec’d. Notes, 144A
6.055%	08/15/26	860	880,142
Columbia Pipelines Operating Co. LLC,
Sr. Unsec’d. Notes, 144A
6.036%	11/15/33	565	592,310
6.497%	08/15/43	290	311,124
Enbridge, Inc. (Canada),
Gtd. Notes
5.969%	03/08/26	1,700	1,697,235
6.200%	11/15/30	115	123,034
6.700%	11/15/53	410	479,700
Energy Transfer LP,
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	1,859	1,725,802
Jr. Sub. Notes, Series H
6.500%(ff)	11/15/26(oo)	2,795	2,656,929
Sr. Unsec’d. Notes
5.400%	10/01/47	790	737,233
6.050%	12/01/26	835	858,456
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
Sr. Sec’d. Notes, 144A
2.160%	03/31/34	239	206,917
Greensaif Pipelines Bidco Sarl (Saudi Arabia),
Sr. Sec’d. Notes, 144A
6.129%	02/23/38	275	286,945
MPLX LP,
Sr. Unsec’d. Notes
4.125%	03/01/27	866	848,016
5.200%	03/01/47	675	627,679
ONEOK, Inc.,
Gtd. Notes
4.450%	09/01/49	755	633,596
5.550%	11/01/26	180	183,150
5.650%	11/01/28	335	346,234
5.800%	11/01/30	110	114,462
6.050%	09/01/33	735	777,939
6.350%	01/15/31	325	347,010
6.625%	09/01/53	150	168,179
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	01/15/28	912	865,040
6.000%	12/31/30	1,076	1,009,272
7.500%	10/01/25	355	358,937
Targa Resources Corp.,
Gtd. Notes
6.150%	03/01/29	215	225,096
6.500%	03/30/34	115	124,374
6.500%	02/15/53	285	308,693
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29	40	36,022

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
4.125%	08/15/31		40	$35,342
Western Midstream Operating LP,
Sr. Unsec’d. Notes
3.100%	02/01/25		65	63,317
4.050%	02/01/30		825	772,575
5.250%	02/01/50		377	336,741
5.300%	03/01/48		555	485,574
5.450%	04/01/44		775	702,413
6.350%	01/15/29		465	485,790
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	06/15/27		589	567,772
4.550%	06/24/24		437	434,670

				24,461,588

Real Estate — 0.1%
Aroundtown SA (Germany),
Sr. Unsec’d. Notes, EMTN
1.000%	01/07/25	EUR	2,100	2,207,550
Balder Finland OYJ (Sweden),
Gtd. Notes, EMTN
1.000%	01/20/29	EUR	1,155	970,788
Blackstone Property Partners Europe Holdings Sarl (Luxembourg),
Sr. Unsec’d. Notes, EMTN
1.000%	05/04/28	EUR	400	369,911
1.625%	04/20/30	EUR	200	176,363
2.200%	07/24/25	EUR	2,035	2,148,185
Howard Hughes Corp. (The),
Gtd. Notes, 144A
5.375%	08/01/28		2,605	2,509,882
Logicor Financing Sarl (Luxembourg),
Gtd. Notes, EMTN
1.625%	07/15/27	EUR	2,035	2,063,311
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A
2.500%	10/15/31		400	322,636
Sun Hung Kai Properties Capital Market Ltd. (Hong Kong),
Gtd. Notes, EMTN
3.160%	01/25/28	CNH	2,000	275,688
3.200%	08/14/27	CNH	7,000	970,755

				12,015,069

Real Estate Investment Trusts (REITs) — 0.1%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
4.125%	05/15/29		1,340	1,275,713
Digital Euro Finco LLC,
Gtd. Notes
1.125%	04/09/28	EUR	2,035	2,033,581
Diversified Healthcare Trust,
Gtd. Notes
4.375%	03/01/31		575	433,198
9.750%	06/15/25		376	369,947
Sr. Unsec’d. Notes
4.750%	05/01/24		300	298,190
4.750%	02/15/28(a)		1,879	1,443,259

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
4.000%	01/15/31		790	$711,777
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
4.625%	08/01/29(a)		280	203,102
5.000%	10/15/27(a)		1,577	1,293,709
Prologis Euro Finance LLC,
Gtd. Notes
4.625%	05/23/33	EUR	340	400,367
Realty Income Corp.,
Sr. Unsec’d. Notes
4.875%	07/06/30	EUR	600	701,132
5.750%	12/05/31	GBP	935	1,244,419
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes, 144A
3.625%	07/15/26		975	923,416
VICI Properties LP,
Sr. Unsec’d. Notes
4.950%	02/15/30		700	679,321
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.500%	02/15/25		60	58,433
4.125%	08/15/30		10	9,162
4.250%	12/01/26		30	28,868
4.500%	09/01/26		130	126,076
4.500%	01/15/28		435	414,992
4.625%	06/15/25		70	68,810
5.625%	05/01/24		5	4,988
5.750%	02/01/27		5	5,025
Welltower OP LLC,
Gtd. Notes
4.800%	11/20/28	GBP	925	1,181,180

				13,908,665

Retail — 0.1%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.875%	01/15/28		559	529,736
AutoZone, Inc.,
Sr. Unsec’d. Notes
6.250%	11/01/28		110	116,917
6.550%	11/01/33		605	672,158
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
11.000%	11/30/28	EUR	3,500	4,112,222
12.000%	11/30/28		2,275	2,422,943
Gap, Inc. (The),
Gtd. Notes, 144A
3.625%	10/01/29		425	363,095
3.875%	10/01/31		1,161	956,570
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.300%	04/15/40		130	107,755
4.950%	09/15/52		160	162,188

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25		1,154	$1,153,481
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	06/01/31		1,068	976,853

				11,573,918

Semiconductors — 0.0%
Broadcom, Inc.,
Gtd. Notes, 144A
1.950%	02/15/28		509	457,312
2.600%	02/15/33		1,060	872,703
Sr. Unsec’d. Notes, 144A
3.469%	04/15/34		90	78,337
Intel Corp.,
Sr. Unsec’d. Notes
2.800%	08/12/41		85	63,813
4.250%	12/15/42		32	28,852
4.800%	10/01/41		40	39,048
4.875%	02/10/26(a)		940	946,987
5.700%	02/10/53(a)		130	140,682
Marvell Technology, Inc.,
Sr. Unsec’d. Notes
5.750%	02/15/29		245	253,487
SK Hynix, Inc. (South Korea),
Sr. Unsec’d. Notes
6.500%	01/17/33		400	421,452

				3,302,673

Software — 0.0%
Boxer Parent Co., Inc.,
Sec’d. Notes, 144A
9.125%	03/01/26		484	485,897
Oracle Corp.,
Sr. Unsec’d. Notes
6.900%	11/09/52		75	87,906

				573,803

Telecommunications — 0.1%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
8.125%	02/01/27		1,305	1,200,600
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
2.875%	05/07/30		200	177,700
AT&T, Inc.,
Sr. Unsec’d. Notes
1.700%	03/25/26		720	673,606
2.550%	12/01/33		95	77,506
3.500%	06/01/41		147	116,831
3.550%	09/15/55		620	447,006
3.950%	04/30/31	EUR	850	971,516
5.539%	02/20/26		1,210	1,210,856
Empresa Nacional de Telecomunicaciones SA (Chile),
Sr. Unsec’d. Notes, 144A
3.050%	09/14/32(a)		500	397,813

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A
5.125%	10/15/26	EUR	1,950	$2,139,259
6.500%	10/15/26		200	199,192
7.000%	10/15/28		200	199,000
Koninklijke KPN NV (Netherlands),
Sr. Unsec’d. Notes, GMTN
3.875%	07/03/31	EUR	500	571,149
Orange SA (France),
Jr. Sub. Notes, EMTN
2.375%(ff)	01/15/25(oo)	EUR	1,300	1,394,420
Singapore Telecommunications Ltd. (Singapore),
Sr. Unsec’d. Notes, 144A
7.375%	12/01/31		100	117,635
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32		773	953,851
Sprint LLC,
Gtd. Notes
7.625%	02/15/25		260	264,607
7.625%	03/01/26		25	26,110
T-Mobile USA, Inc.,
Gtd. Notes
3.000%	02/15/41		55	41,228
3.875%	04/15/30		945	897,172
4.950%	03/15/28		600	609,210
5.050%	07/15/33		305	307,632
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.650%	11/20/40		107	77,164
2.850%	09/03/41		27	19,985
2.875%	11/20/50		60	40,880
2.987%	10/30/56		101	67,206
3.000%	11/20/60		65	42,709
4.125%	03/16/27		535	527,390
Vmed O2 UK Financing I PLC (United Kingdom),
Sr. Sec’d. Notes
4.500%	07/15/31	GBP	2,100	2,312,427

				16,081,660

Transportation — 0.1%
CP - Comboios de Portugal EPE (Portugal),
Sr. Unsec’d. Notes
5.700%	03/05/30	EUR	1,450	1,788,717
GN Bondco LLC,
Sr. Sec’d. Notes, 144A
9.500%	10/15/31		1,475	1,438,290
La Poste SA (France),
Sr. Unsec’d. Notes, EMTN
0.000%	07/18/29	EUR	500	466,308
Regie Autonome des Transports Parisiens EPIC (France),
Sr. Unsec’d. Notes, EMTN
0.400%	12/19/36	EUR	251	230,330
SNCF Reseau (France),
Sr. Unsec’d. Notes, Series MPLE
4.700%	06/01/35	CAD	500	393,913

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation (cont’d.)
XPO, Inc.,
Gtd. Notes, 144A
7.125%	06/01/31	175	$181,701
7.125%	02/01/32	495	510,527

			5,009,786

Trucking & Leasing — 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.750%	05/24/26	490	493,712

Water — 0.0%
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.250%	06/01/51	111	81,731
4.200%	09/01/48	110	96,048

			177,779

TOTAL CORPORATE BONDS (cost $505,931,289)			482,836,891

FLOATING RATE AND OTHER LOANS — 0.1%
Airlines — 0.0%
United Airlines, Inc.,
Class B Term Loan, 1 Month SOFR + 3.864%
9.220%(c)	04/21/28	919	920,878

Auto Parts & Equipment — 0.0%
Tenneco, Inc.,
Term A Loan, 3 Month SOFR + 4.850%
10.219%(c)	11/17/28	983	852,335

Commercial Services — 0.0%
Adtalem Global Education, Inc.,
Term B Loan, 1 Month SOFR + 4.114%
9.470%(c)	08/12/28	199	199,204

Computers — 0.0%
McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.850%
9.193%(c)	03/01/29	2,241	2,224,069

Diversified Financial Services — 0.0%
Hudson River Trading LLC,
Term Loan, 1 Month SOFR + 3.114%
8.470%(c)	03/20/28	1,781	1,773,470

Media — 0.0%
Diamond Sports Group LLC,
Second Lien Term Loan
8.175%	08/24/26	2,264	96,202

Retail — 0.1%
Great Outdoors Group LLC,
Term B-2 Loan, 1 Month SOFR + 3.864%
9.220%(c)	03/06/28	2,232	2,229,609

Telecommunications — 0.0%
Digicel International Finance Ltd. (Jamaica),
First Lien Initial Term B Loan, 6 Month LIBOR + 3.250%
8.981%(c)	05/27/24	1,297	1,207,599

TOTAL FLOATING RATE AND OTHER LOANS (cost $9,730,396)			9,503,366

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS — 0.0%
California — 0.0%
California State University,
Taxable, Revenue Bonds, Series E
2.897%	11/01/51	745	$544,773
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue,
Revenue Bonds, BABs
5.735%	06/01/39	55	58,024
Regents of the University of California Medical Center Pooled Revenue,
Revenue Bonds, BABs, Series H
6.548%	05/15/48	160	187,144
University of California,
Taxable, Revenue Bonds, Series B
1.316%	05/15/27	485	438,550
Taxable, Revenue Bonds, Series BG
1.614%	05/15/30	1,320	1,107,075

			2,335,566

New York — 0.0%
Metropolitan Transportation Authority,
Revenue Bonds, BABs
6.548%	11/15/31	230	244,075
Taxable, Revenue Bonds, BABs, Series E
6.814%	11/15/40	240	266,995

			511,070

Puerto Rico — 0.0%
Commonwealth of Puerto Rico,
General Obligation, Sub-Series C
0.000%(cc)	11/01/43	466	251,674

TOTAL MUNICIPAL BONDS (cost $3,247,601)			3,098,310

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.1%
Connecticut Avenue Securities Trust,
Series 2022-R03, Class 1B1, 144A, 30 Day Average SOFR + 6.250% (Cap N/A, Floor 0.000%)
11.587%(c)	03/25/42	130	142,520
Series 2022-R04, Class 1B1, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)
10.587%(c)	03/25/42	100	106,545
Eagle Re Ltd.,
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 3.450% (Cap N/A, Floor 3.450%)
8.787%(c)	04/25/34	150	153,325
Fannie Mae Connecticut Avenue Securities,
Series 2021-R02, Class 2M2, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)
7.337%(c)	11/25/41	90	89,240
Fannie Mae REMIC,
Series 2017-66, Class BD
3.000%	09/25/47	399	359,054
Series 2020-57, Class LJ
2.000%	08/25/50	625	452,080
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
8.137%(c)	10/25/50	41	41,953

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-HQA01, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)
8.337%(c)	08/25/33		190	$192,381
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)
8.487%(c)	12/25/33		145	145,363
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
7.437%(c)	09/25/41		430	424,213
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)
7.687%(c)	12/25/41		200	197,104
Freddie Mac REMIC,
Series 4194, Class BI, IO
3.500%	04/15/43		67	10,552
Series 4910, Class MI, IO
4.000%	08/25/49		87	16,057
Series 5020, Class IH, IO
3.000%	08/25/50		402	65,223
GCAT Asset-Backed Notes,
Series 2021-01, Class A1, 144A
2.487%	11/25/49		829	779,687
Government National Mortgage Assoc.,
Series 2021-215, Class KA
2.500%	10/20/49		551	485,498
Series 2022-022, Class UH
3.000%	12/20/50		706	632,422
Oaktown Re VII Ltd.,
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 1.600%)
6.937%(c)	04/25/34		374	373,511
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)
8.237%(c)	04/25/34		200	202,503
Towd Point Mortgage Trust,
Series 2019-HY03, Class A1A, 144A, 1 Month SOFR + 1.114% (Cap N/A, Floor 1.000%)
6.470%(c)	10/25/59		27	26,730

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $4,834,189)				4,895,961

SOVEREIGN BONDS — 1.6%
Airport Authority (Hong Kong),
Sr. Unsec’d. Notes, 144A
4.875%	01/12/33		200	204,506
Andorra International Bond (Andorra),
Sr. Unsec’d. Notes, EMTN
1.250%	05/06/31	EUR	1,500	1,414,160
Australia Government Bond (Australia),
Sr. Unsec’d. Notes, Series 138
3.250%	04/21/29	AUD	1,370	914,523
Sr. Unsec’d. Notes, Series 156
2.750%	05/21/41	AUD	2,876	1,599,493
Sr. Unsec’d. Notes, Series 162
1.750%	06/21/51	AUD	8,415	3,382,666

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS(continued)
Sr. Unsec’d. Notes, Series 164
0.500%	09/21/26	AUD	1,441	$903,598
Sr. Unsec’d. Notes, Series 168
3.500%	12/21/34	AUD	1,030	671,768
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes
4.220%	04/26/35	EUR	200	225,144
4.690%	10/28/34	EUR	200	234,128
Sr. Unsec’d. Notes, EMTN
6.350%	11/30/41	EUR	300	408,146
Bonos de la Tesoreria de la Republica en pesos (Chile),
Bonds, 144A
6.000%	04/01/33	CLP	150,000	177,955
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		4,730	4,649,354
Bulgaria Government International Bond (Bulgaria),
Sr. Unsec’d. Notes
1.375%	09/23/50	EUR	50	33,472
4.125%	09/23/29	EUR	900	1,020,629
Sr. Unsec’d. Notes, 144A
4.500%	01/27/33	EUR	580	671,806
Caisse Francaise de Financement Local (France),
Covered Bonds, EMTN
4.680%	03/09/29	CAD	600	460,266
Canada Housing Trust No. 1 (Canada),
Gov’t. Gtd. Notes, 144A
4.150%	06/15/33	CAD	930	736,953
Canadian Government Bond (Canada),
Bonds
3.250%	09/01/28	CAD	2,876	2,177,546
3.500%	12/01/45	CAD	2,603	2,090,533
China Government Bond (China),
Sr. Unsec’d. Notes
3.900%	07/04/36	CNH	500	74,983
3.950%	06/29/43	CNH	18,500	2,788,066
4.000%	11/30/35	CNH	5,000	754,500
China Government International Bond (China),
Sr. Unsec’d. Notes
0.250%	11/25/30	EUR	1,460	1,334,688
City of Montreal Canada (Canada),
Unsec’d. Notes
3.150%	09/01/28	CAD	500	368,500
City of Toronto Canada (Canada),
Unsec’d. Notes
2.600%	09/24/39	CAD	300	185,040
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes, EMTN
3.875%	03/22/26	EUR	6,070	6,616,276
Colombian TES (Colombia),
Bonds, Series B
6.000%	04/28/28	COP	416,900	94,719
7.250%	10/26/50	COP	381,700	71,497
13.250%	02/09/33	COP	687,400	210,624
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes
1.125%	06/19/29	EUR	100	99,935
1.125%	03/04/33	EUR	200	185,177

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS(continued)
1.500%	06/17/31(a)	EUR	2,205	$2,176,159
Cyprus Government International Bond (Cyprus),
Sr. Unsec’d. Notes, EMTN
1.250%	01/21/40	EUR	4,255	3,391,738
Czech Republic Government Bond (Czech Republic),
Bonds, Series 078
2.500%	08/25/28	CZK	3,930	166,347
Bonds, Series 103
2.000%	10/13/33	CZK	2,690	102,919
Bonds, Series 138
1.750%	06/23/32	CZK	1,590	61,016
Bonds, Series 142
1.950%	07/30/37	CZK	1,830	65,465
Denmark Government Bond (Denmark),
Bonds
4.500%	11/15/39	DKK	1,624	307,038
Estonia Government International Bond (Estonia),
Sr. Unsec’d. Notes
4.000%	10/12/32	EUR	255	302,696
European Financial Stability Facility (Supranational Bank),
Gov’t. Gtd. Notes
0.400%	01/26/26	EUR	460	486,133
Gov’t. Gtd. Notes, EMTN
1.450%	09/05/40	EUR	633	562,185
European Stability Mechanism (Supranational Bank),
Sr. Unsec’d. Notes
0.000%	12/15/26	EUR	415	426,606
European Union (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
0.000%	07/04/35	EUR	270	217,314
0.200%	06/04/36	EUR	215	173,194
Sr. Unsec’d. Notes, Series NGEU
1.000%	07/06/32	EUR	490	476,310
Sr. Unsec’d. Notes, Series NGEU, EMTN
0.700%	07/06/51	EUR	800	501,829
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
5.125%	01/11/33		200	207,964
Finland Government Bond (Finland),
Sr. Unsec’d. Notes, 144A
0.125%	04/15/52	EUR	243	131,824
3.000%	09/15/33	EUR	369	422,027
French Republic Government Bond OAT (France),
Bonds
2.500%	09/24/26	EUR	1,158	1,283,321
2.750%	02/25/29	EUR	2,494	2,818,935
3.000%	05/25/33	EUR	2,565	2,945,468
Bonds, 144A
1.750%	05/25/66	EUR	446	350,544
2.500%	05/25/43	EUR	968	993,360
3.000%	05/25/54	EUR	521	564,451
Hellenic Republic Government Bond (Greece),
Sr. Unsec’d. Notes, 144A
1.875%	02/04/35	EUR	5,190	4,947,010
1.875%	01/24/52	EUR	3,280	2,577,873
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34	EUR	125	153,164

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS(continued)
Hong Kong Government International Bond (Hong Kong),
Sr. Unsec’d. Notes, GMTN
3.300%	06/07/33	CNH	4,000	$576,509
Hungary Government Bond (Hungary),
Bonds, Series 27/A
3.000%	10/27/27	HUF	37,000	97,014
Bonds, Series 30/A
3.000%	08/21/30	HUF	42,640	105,133
Bonds, Series 32/A
4.750%	11/24/32	HUF	21,380	56,764
Bonds, Series 38/A
3.000%	10/27/38	HUF	14,820	29,824
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
1.625%	04/28/32	EUR	3,790	3,395,459
6.125%	05/22/28		400	416,064
Sr. Unsec’d. Notes, 144A
5.250%	06/16/29		200	201,106
6.750%	09/25/52		200	223,846
Iceland Government International Bond (Iceland),
Sr. Unsec’d. Notes
0.000%	04/15/28	EUR	1,000	965,443
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
0.900%	02/14/27	EUR	3,790	3,839,002
1.100%	03/12/33	EUR	1,520	1,321,831
5.650%	01/11/53		300	327,938
Sr. Unsec’d. Notes, EMTN
3.750%	06/14/28	EUR	4,080	4,523,889
Indonesia Treasury Bond (Indonesia),
Bonds, Series 065
6.625%	05/15/33	IDR	9,927,000	647,637
Bonds, Series 089
6.875%	08/15/51	IDR	3,837,000	249,735
Bonds, Series 090
5.125%	04/15/27	IDR	2,960,000	185,613
Bonds, Series 095
6.375%	08/15/28	IDR	5,103,000	331,097
Ireland Government Bond (Ireland),
Sr. Unsec’d. Notes
0.200%	10/18/30	EUR	258	247,553
Unsec’d. Notes
1.300%	05/15/33	EUR	677	678,137
Israel Government Bond (Israel),
Bonds, Series 0330
1.000%	03/31/30	ILS	451	105,180
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes, EMTN
0.625%	01/18/32	EUR	100	84,895
6.875%	10/21/34	GBP	200	295,877
Italy Buoni Poliennali Del Tesoro (Italy),
Sr. Unsec’d. Notes, Series 03Y
3.850%	09/15/26	EUR	1,197	1,356,801
Sr. Unsec’d. Notes, Series 05Y
3.800%	08/01/28	EUR	2,009	2,293,476
Sr. Unsec’d. Notes, Series 10Y, 144A
0.600%	08/01/31	EUR	8,680	7,830,166

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS(continued)
Sr. Unsec’d. Notes, Series 15Y, 144A
2.450%	09/01/33	EUR	1,980	$1,983,760
Sr. Unsec’d. Notes, Series 16Y, 144A
0.950%	03/01/37	EUR	910	703,504
Sr. Unsec’d. Notes, Series 21Y, 144A
3.100%	03/01/40	EUR	407	397,782
Sr. Unsec’d. Notes, Series 30Y, 144A
4.500%	10/01/53	EUR	1,072	1,215,926
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
3.125%	02/15/28	EUR	420	470,647
Japan Government Forty Year Bond (Japan),
Bonds, Series 15
1.000%	03/20/62	JPY	56,300	315,859
Japan Government Ten Year Bond (Japan),
Bonds, Series 361
0.100%	12/20/30	JPY	353,700	2,462,931
Japan Government Thirty Year Bond (Japan),
Bonds, Series 32
2.300%	03/20/40	JPY	1,021,750	8,433,690
Bonds, Series 65
0.400%	12/20/49	JPY	622,500	3,292,023
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, EMTN
1.500%	09/30/34	EUR	985	865,835
2.375%	11/09/28	EUR	1,670	1,768,700
Kingdom of Belgium Government Bond (Belgium),
Sr. Unsec’d. Notes, Series 87, 144A
0.900%	06/22/29	EUR	193	198,054
Sr. Unsec’d. Notes, Series 94, 144A
0.350%	06/22/32	EUR	1,121	1,034,997
Sr. Unsec’d. Notes, Series 98, 144A
3.300%	06/22/54	EUR	301	338,794
Sr. Unsec’d. Notes, Series 99, 144A
3.450%	06/22/43	EUR	329	382,870
Korea Housing Finance Corp. (South Korea),
Sr. Unsec’d. Notes, 144A
4.625%	02/24/28		500	498,990
Korea Treasury Bond (South Korea),
Bonds, Series 2712
2.375%	12/10/27	KRW	1,137,470	855,127
Bonds, Series 4009
1.500%	09/10/40	KRW	944,360	581,352
Bonds, Series 5203
2.500%	03/10/52	KRW	1,396,680	962,180
Sr. Unsec’d. Notes, Series 3106
2.000%	06/10/31	KRW	1,819,650	1,298,545
Latvia Government International Bond (Latvia),
Unsec’d. Notes, GMTN
0.000%	03/17/31	EUR	600	529,114
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes, EMTN
2.125%	06/01/32	EUR	700	707,791
Malaysia Government Bond (Malaysia),
Bonds, Series 0120
4.065%	06/15/50	MYR	581	121,186
Bonds, Series 0122
3.582%	07/15/32	MYR	2,455	525,659

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS(continued)
Bonds, Series 0123
4.457%	03/31/53	MYR	458	$103,210
Bonds, Series 0307
3.502%	05/31/27	MYR	1,060	230,183
Bonds, Series 0318
4.642%	11/07/33	MYR	527	122,840
Mexican Bonos (Mexico),
Bonds, Series M
7.500%	05/26/33	MXN	8,773	469,404
8.000%	07/31/53	MXN	4,550	238,515
Bonds, Series M20
7.500%	06/03/27	MXN	7,935	443,088
Sr. Unsec’d. Notes, Series M20
8.500%	05/31/29	MXN	5,748	331,674
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
1.125%	01/17/30	EUR	3,035	2,875,020
2.250%	08/12/36	EUR	735	635,751
3.771%	05/24/61		300	202,781
5.400%	02/09/28		200	204,688
6.350%	02/09/35		200	209,188
Netherlands Government Bond (Netherlands),
Bonds, 144A
0.000%	01/15/38	EUR	1,569	1,223,190
0.000%	01/15/52	EUR	118	66,822
2.500%	01/15/30	EUR	571	642,124
New Zealand Government Bond (New Zealand),
Unsec’d. Notes, Series 0433
3.500%	04/14/33	NZD	2,550	1,509,411
Unsec’d. Notes, Series 0534
4.250%	05/15/34	NZD	2,625	1,640,549
Norway Government Bond (Norway),
Sr. Unsec’d. Notes, Series 486, 144A
3.000%	08/15/33	NOK	4,033	387,637
Peru Government Bond (Peru),
Sr. Unsec’d. Notes
5.400%	08/12/34	PEN	806	196,334
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
1.250%	03/11/33	EUR	2,655	2,294,553
2.750%	01/30/26	EUR	655	707,555
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
0.700%	02/03/29	EUR	1,520	1,460,585
1.200%	04/28/33	EUR	1,170	1,032,490
1.750%	04/28/41	EUR	410	315,278
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 144A
1.650%	07/16/32	EUR	537	548,488
1.950%	06/15/29	EUR	337	364,923
Province of Alberta (Canada),
Sr. Unsec’d. Notes, MTN
2.900%	09/20/29	CAD	567	414,001
Unsec’d. Notes
3.100%	06/01/50	CAD	181	115,576
Province of British Columbia (Canada),
Debentures
4.700%	06/18/37	CAD	271	220,243

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS(continued)
Sr. Unsec’d. Notes
2.750%	06/18/52	CAD	184	$110,883
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.500%	04/27/26		604	579,235
2.550%	12/02/52	CAD	303	174,004
Sr. Unsec’d. Notes, EMTN
0.250%	12/15/26	GBP	1,533	1,745,992
Unsec’d. Notes
2.050%	06/02/30	CAD	307	211,576
2.150%	06/02/31	CAD	813	554,890
3.450%	06/02/45	CAD	439	303,561
Province of Quebec (Canada),
Sr. Unsec’d. Notes
1.500%	09/01/31	CAD	419	270,939
2.750%	04/12/27(a)		1,190	1,142,708
Unsec’d. Notes
3.100%	12/01/51	CAD	367	237,097
3.500%	12/01/45	CAD	284	197,855
Province of Saskatchewan (Canada),
Unsec’d. Notes
3.300%	06/02/48	CAD	200	132,822
Queensland Treasury Corp. (Australia),
Local Gov’t. Gtd. Notes
2.500%	03/06/29	AUD	500	317,833
Local Gov’t. Gtd. Notes, 144A
4.500%	03/09/33	AUD	1,577	1,084,050
4.500%	08/22/35	AUD	630	423,276
Region of Lazio (Italy),
Sr. Unsec’d. Notes
3.088%	03/31/43	EUR	500	499,599
Republic of Austria Government Bond (Austria),
Sr. Unsec’d. Notes, 144A
1.500%	02/20/47	EUR	446	376,703
2.900%	02/20/33	EUR	425	480,284
3.450%	10/20/30	EUR	350	409,623
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.875%	10/17/29		400	358,328
4.000%	10/17/49(a)		690	515,285
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28	GBP	1,436	1,920,965
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33		955	959,606
Republic of Poland Government Bond (Poland),
Bonds, Series 0429
5.750%	04/25/29	PLN	580	151,729
Bonds, Series 0527
3.750%	05/25/27	PLN	1,466	358,941
Bonds, Series 1033
6.000%	10/25/33	PLN	552	148,676
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
5.500%	04/04/53		170	176,870
Romania Government Bond (Romania),
Bonds, Series 10Y
8.250%	09/29/32	RON	1,150	288,857

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS(continued)
Romanian Government International Bond (Romania),
Bonds, 144A
3.624%	05/26/30	EUR	35	$35,477
Sr. Unsec’d. Notes, 144A
6.625%	02/17/28		200	206,528
7.625%	01/17/53		108	120,671
Sr. Unsec’d. Notes, 144A, MTN
3.875%	10/29/35	EUR	45	42,195
Sr. Unsec’d. Notes, EMTN
1.750%	07/13/30	EUR	2,000	1,783,321
3.875%	10/29/35	EUR	45	42,195
4.125%	03/11/39	EUR	140	128,061
Unsec’d. Notes, 144A
2.750%	04/14/41	EUR	89	65,717
3.000%	02/27/27		200	186,000
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes
2.000%	07/09/39	EUR	1,175	1,000,015
Sr. Unsec’d. Notes, 144A, MTN
4.875%	07/18/33		200	204,000
Sr. Unsec’d. Notes, EMTN
0.625%	03/03/30	EUR	2,350	2,217,301
5.000%	01/18/53		300	281,906
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
3.125%	05/15/27	EUR	4,175	4,403,937
Singapore Government Bond (Singapore),
Bonds
2.625%	08/01/32	SGD	288	215,532
3.500%	03/01/27	SGD	405	312,537
Sr. Unsec’d. Notes
1.875%	10/01/51	SGD	227	144,071
Slovenia Government Bond (Slovenia),
Bonds, Series RS76
3.125%	08/07/45	EUR	176	191,754
Bonds, Series RS91
3.625%	03/11/33	EUR	300	350,294
Slovenia Government International Bond (Slovenia),
Bonds, 144A
5.000%	09/19/33		1,400	1,424,164
Spain Government Bond (Spain),
Bonds, 144A
3.550%	10/31/33	EUR	1,417	1,637,689
Sr. Unsec’d. Notes
2.800%	05/31/26	EUR	1,918	2,126,293
Sr. Unsec’d. Notes, 144A
1.000%	10/31/50	EUR	7,645	4,750,223
1.200%	10/31/40	EUR	440	348,426
1.900%	10/31/52	EUR	509	388,527
3.450%	07/30/43	EUR	586	641,127
3.500%	05/31/29	EUR	1,413	1,628,724
Spain Government International Bond (Spain),
Sr. Unsec’d. Notes, EMTN
5.250%	04/06/29	GBP	100	133,346
State of North Rhine-Westphalia Germany (Germany),
Sr. Unsec’d. Notes, Series 1439, EMTN
1.550%	06/16/48	EUR	681	562,279

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS(continued)
Sweden Government Bond (Sweden),
Bonds, Series 1065
1.750%	11/11/33	SEK	5,815	$562,565
Swiss Confederation Government Bond (Switzerland),
Bonds
1.500%	04/30/42	CHF	453	616,078
3.250%	06/27/27	CHF	517	664,727
3.500%	04/08/33	CHF	804	1,191,456
Thailand Government Bond (Thailand),
Bonds
0.950%	06/17/25	THB	18,501	530,110
1.600%	12/17/29	THB	4,551	126,405
2.750%	06/17/52	THB	5,622	142,053
Sr. Unsec’d. Notes
3.350%	06/17/33	THB	3,970	122,460
4.000%	06/17/55	THB	3,762	119,765
Treasury Corp. of Victoria (Australia),
Local Gov’t. Gtd. Notes
2.000%	09/17/35	AUD	1,553	787,437
2.250%	09/15/33	AUD	250	138,313
United Kingdom Gilt (United Kingdom),
Bonds
4.125%	01/29/27	GBP	457	591,096
4.250%	12/07/46	GBP	844	1,093,190
4.500%	06/07/28	GBP	2,519	3,346,245

TOTAL SOVEREIGN BONDS (cost $199,400,418)				190,847,344

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.4%
Federal Home Loan Mortgage Corp.
1.500%	04/01/41		179	148,744
2.000%	10/01/35		261	235,673
2.000%	06/01/36		42	38,311
2.000%	09/01/36		273	244,828
2.000%	08/01/40		336	289,144
2.000%	11/01/50		767	630,855
2.000%	03/01/51		49	41,157
2.000%	04/01/51		335	274,662
2.000%	05/01/51		329	272,141
2.500%	06/01/30		56	53,549
2.500%	11/01/35		71	65,954
2.500%	07/01/50		208	178,592
2.500%	01/01/51		706	605,356
2.500%	02/01/51		117	101,232
2.500%	07/01/51		88	75,358
2.500%	08/01/51		168	143,541
2.500%	09/01/51		309	264,007
3.000%	06/01/30		15	14,908
3.000%	01/01/32		73	70,149
3.000%	09/01/35		58	54,676
3.000%	08/01/46		183	166,763
3.000%	01/01/50		158	141,253
3.000%	02/01/50		186	167,066
3.000%	07/01/51		303	270,634
3.000%	01/01/52		321	286,066
3.500%	10/01/30		14	13,384
3.500%	12/01/30		28	27,970
3.500%	04/01/33		44	43,666

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
3.500%	08/01/33	127	$125,115
3.500%	08/01/42	77	72,769
3.500%	01/01/44	79	75,025
3.500%	07/01/45	82	76,412
3.500%	03/01/48	412	385,302
4.000%	01/01/33	120	118,657
4.000%	06/01/42	36	34,739
4.000%	05/01/44	107	103,872
4.000%	09/01/44	76	73,430
4.000%	04/01/45	19	17,978
4.000%	05/01/45	50	48,784
4.000%	10/01/45	104	100,271
4.000%	05/01/46	61	59,027
4.000%	01/01/47	83	80,205
4.000%	05/01/47	115	110,836
4.500%	12/01/34	19	19,400
4.500%	07/01/41	26	26,380
4.500%	03/01/44	33	33,063
4.500%	12/01/45	68	68,068
4.500%	12/01/45	109	107,848
4.500%	09/01/50	573	562,984
5.000%	02/01/42	92	93,856
5.000%	10/01/48	49	49,347
5.000%	08/01/52	325	322,209
5.000%	01/01/53	777	770,392
5.000%	04/01/53	235	234,183
5.500%	08/01/40	6	6,376
6.000%	12/01/52	269	276,460
6.000%	03/01/53	95	98,144
6.250%	07/15/32	355	411,673
6.500%	11/01/53	248	255,372
6.750%	03/15/31(k)	1,865	2,171,666
Federal Home Loan Mortgage Corp., MTN
1.749%(s)	12/14/29(k)	380	298,372
Federal National Mortgage Assoc.
1.500%	TBA	250	194,688
2.000%	TBA	430	351,391
2.000%	04/01/30	6	5,801
2.000%	07/01/30	34	31,022
2.000%	04/01/31	27	24,853
2.000%	02/01/36	316	284,276
2.000%	05/01/36	223	201,039
2.000%	06/01/40	117	100,915
2.000%	11/01/40	23	20,161
2.000%	12/01/40	206	177,182
2.000%	01/01/41	59	50,727
2.000%	07/01/41	100	85,226
2.000%	11/01/41	381	326,581
2.000%	07/01/50	142	117,604
2.000%	12/01/50	595	494,925
2.000%	02/01/51	465	381,672
2.000%	02/01/51	1,941	1,593,666
2.000%	03/01/51	131	106,942
2.000%	03/01/51	144	119,846
2.000%	03/01/51	167	139,169
2.000%	05/01/51	252	206,572
2.000%	05/01/51	607	501,574
2.000%	07/01/51	818	669,842

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
2.000%	10/01/51	835	$692,969
2.500%	TBA	140	128,964
2.500%	TBA	2,959	2,516,999
2.500%	06/01/30	15	14,266
2.500%	07/01/30	32	30,277
2.500%	10/01/34	78	72,949
2.500%	04/01/37	352	319,449
2.500%	04/01/45	9	7,849
2.500%	09/01/46	8	7,274
2.500%	07/01/50	38	32,228
2.500%	07/01/50	564	486,932
2.500%	12/01/50	371	316,461
2.500%	03/01/51	544	465,986
2.500%	10/01/51	393	336,583
2.500%	12/01/51	333	287,096
3.000%	06/01/30	49	47,278
3.000%	07/01/30	6	5,516
3.000%	07/01/30	35	33,255
3.000%	07/01/30	68	65,739
3.000%	09/01/30	34	32,822
3.000%	11/01/30	17	16,100
3.000%	03/01/31	56	53,189
3.000%	04/01/32	144	137,693
3.000%	07/01/33	57	54,033
3.000%	03/01/35	18	17,012
3.000%	09/01/35	29	27,308
3.000%	12/01/40	253	233,775
3.000%	11/01/42	151	138,724
3.000%	06/01/45	171	156,640
3.000%	08/01/45	169	154,455
3.000%	01/01/46	29	26,405
3.000%	10/01/46	62	56,638
3.000%	10/01/46	90	81,553
3.000%	11/01/46	237	214,718
3.000%	12/01/46	98	88,782
3.000%	12/01/49	156	139,626
3.000%	12/01/49	157	140,321
3.000%	03/01/50	155	138,890
3.000%	05/01/50	160	143,352
3.000%	08/01/50	126	112,502
3.000%	10/01/50	217	194,134
3.000%	08/01/51	309	275,250
3.000%	12/01/51	115	101,708
3.000%	06/01/52	1,806	1,598,721
3.500%	12/01/29	25	24,007
3.500%	05/01/30	19	18,949
3.500%	10/01/30	32	31,677
3.500%	11/01/32	40	39,287
3.500%	02/01/37	27	26,191
3.500%	06/01/42	123	115,921
3.500%	06/01/43	182	172,395
3.500%	10/01/43	251	235,310
3.500%	04/01/47	294	275,592
3.500%	08/01/47	46	43,086
3.500%	03/01/48	84	78,595
3.500%	06/01/49	527	492,163
3.500%	09/01/49	282	262,326
3.500%	10/01/50	832	774,154

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
3.500%	07/01/51	244	$226,832
3.500%	09/01/57	427	387,052
3.500%	05/01/58	165	149,902
4.000%	04/01/35	30	28,842
4.000%	03/01/41	64	62,660
4.000%	11/01/42	92	89,826
4.000%	06/01/44	36	34,506
4.000%	11/01/44	99	96,036
4.000%	03/01/45	23	21,962
4.000%	11/01/45	36	34,316
4.000%	01/01/47	100	96,224
4.000%	04/01/47	72	69,825
4.000%	04/01/47	102	98,230
4.000%	12/01/47	203	195,727
4.000%	10/01/48	167	160,644
4.000%	02/01/49	245	235,359
4.000%	09/01/49	62	59,749
4.000%	03/01/51	203	195,427
4.500%	TBA	1,435	1,390,941
4.500%	01/01/42	50	49,559
4.500%	03/01/44	21	20,531
4.500%	06/01/44	6	5,820
4.500%	05/01/48	128	125,509
4.500%	06/01/48	70	69,316
4.500%	01/01/51	199	196,272
5.000%	05/01/38	48	49,055
5.500%	TBA	525	527,215
5.500%	07/01/38	27	27,653
5.500%	05/01/39	33	34,343
5.500%	05/01/40	17	17,540
6.000%	02/01/36	20	20,446
6.000%	11/01/38	18	18,510
6.000%	09/01/39	43	45,033
6.000%	06/01/40	25	25,798
6.000%	05/01/53	190	196,216
6.500%	TBA	450	461,127
6.500%	11/01/53	424	436,960
6.625%	11/15/30(k)	855	983,195
7.000%	TBA	1,800	1,856,602
Freddie Mac Coupon Strips
1.998%(s)	07/15/32	140	92,824
Government National Mortgage Assoc.
2.000%	TBA	225	190,485
2.000%	09/20/50	215	181,857
2.000%	11/20/50	216	183,162
2.000%	11/20/50	300	253,457
2.000%	12/20/50	413	349,530
2.500%	TBA	275	240,540
2.500%	01/20/47	39	34,750
2.500%	11/20/49	347	304,777
2.500%	03/20/51	627	548,635
2.500%	05/20/51	174	152,565
3.000%	05/20/43	149	137,394
3.000%	11/20/43	174	160,506
3.000%	01/15/45	23	20,304
3.000%	03/15/45	22	20,161
3.000%	04/20/45	148	136,466
3.000%	02/20/47	150	138,109

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
3.000%	06/20/47	340	$311,654
3.000%	12/20/49	124	113,137
3.000%	01/20/50	147	134,264
3.000%	04/20/51	1,031	936,022
3.000%	07/20/51	340	307,795
3.000%	10/20/51	158	143,440
3.500%	TBA	334	311,038
3.500%	04/15/45	23	21,635
3.500%	09/20/45	171	161,678
3.500%	07/20/47	532	501,499
3.500%	08/20/47	176	166,222
3.500%	09/20/47	34	32,260
3.500%	11/20/47	28	25,908
3.500%	12/20/47	26	24,312
3.500%	03/20/48	95	89,111
3.500%	09/20/51	215	201,143
3.500%	11/20/51	22	20,610
4.000%	TBA	800	763,752
4.000%	03/15/44	49	48,179
4.000%	02/20/46	24	23,118
4.000%	03/20/46	108	104,669
4.000%	07/20/47	188	181,611
4.000%	12/20/47	70	67,344
4.000%	09/20/48	145	139,229
4.000%	06/20/50	22	20,835
4.500%	TBA	505	492,850
4.500%	10/15/41	27	27,085
5.000%	06/15/38	14	14,115
5.000%	06/15/39	26	26,075
5.000%	12/15/39	21	21,037
5.000%	10/20/42	7	6,781
5.000%	03/15/44	86	86,418
5.500%	TBA	1,100	1,107,909
Tennessee Valley Authority Generic Strips, Bonds
2.040%(s)	09/15/30	290	212,872

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $53,675,788)			49,977,491

U.S. TREASURY OBLIGATIONS — 1.5%
U.S. Treasury Bonds
1.750%	08/15/41(h)(k)	69,661	48,523,240
2.000%	08/15/51	14,319	9,376,708
2.250%	05/15/41(k)	46,645	35,595,966
2.250%	08/15/46(h)	3,180	2,264,756
2.875%	05/15/52	3	2,394
3.000%	08/15/52(k)	1,645	1,348,643
4.000%	11/15/42(k)	624	607,523
4.375%	08/15/43(h)(k)	5,000	5,113,281
U.S. Treasury Notes
1.250%	06/30/28(k)	1,465	1,306,597
2.375%	03/31/29(k)	755	701,147
3.250%	06/30/29	4	3,874
3.625%	03/31/28	1,381	1,366,003
3.875%	04/30/25	25,340	25,112,336
3.875%	11/30/29	16	15,979
3.875%	08/15/33	1,111	1,110,306
4.375%	11/30/30	2,120	2,181,281
4.875%	11/30/25	2,775	2,804,159

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. TREASURY OBLIGATIONS(continued)
U.S. Treasury Strips Coupon
1.916%(s)	02/15/38(k)		855	$476,262
1.963%(s)	08/15/41		10,650	4,941,434
2.117%(s)	05/15/44(h)(k)		1,665	679,788
2.655%(s)	11/15/40(k)		11,425	5,512,562
3.631%(s)	05/15/41		31,655	14,887,742
4.704%(s)	05/15/43(k)		10,835	4,619,689
4.920%(s)	08/15/48(h)		1,420	490,621

TOTAL U.S. TREASURY OBLIGATIONS (cost $188,171,698)				169,042,291

TOTAL LONG-TERM INVESTMENTS (cost $8,847,756,454)				9,610,575,571

		Shares

SHORT-TERM INVESTMENTS — 19.8%

AFFILIATED MUTUAL FUNDS — 18.8%
PGIM Core Ultra Short Bond Fund(wa) 1,990,547,596				1,990,547,596
PGIM Institutional Money Market Fund (cost $212,317,383; includes $211,350,190 of cash collateral for securities on loan)(b)(wa)			212,401,549	212,316,588

TOTAL AFFILIATED MUTUAL FUNDS (cost $2,202,864,979)				2,202,864,184

Interest Rate	Maturity Date	Principal Amount (000)#

FOREIGN TREASURY OBLIGATION(n) — 0.2%
Japan Treasury Discount Bills, Series 1190
(0.207)%	01/29/24	JPY	2,863,650	20,311,943

(cost $19,103,944)

U.S. TREASURY OBLIGATION(k)(n) — 0.8%
U.S. Treasury Bills
5.260%	03/14/24		91,584	90,634,915

(cost $90,620,139)

		Shares

UNAFFILIATED FUND — 0.0%
Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Shares)			5,626,792	5,626,792

(cost $5,626,792)
TOTAL SHORT-TERM INVESTMENTS
(cost $2,318,215,854)				2,319,437,834

TOTAL INVESTMENTS—101.8%
(cost $11,165,972,308)				11,930,013,405
Liabilities in excess of other assets(z) — (1.8)%				(205,636,927)

NET ASSETS — 100.0%				$11,724,376,478

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $2,388 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $206,055,115; cash collateral of $211,350,190 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $1,520,618. The aggregate value of $857,685 is 0.0% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contracts:

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	2.000%	TBA	01/18/24	$ (450)	$(403,383)
Federal National Mortgage Assoc.	3.000%	TBA	01/16/24	(3,165)	(2,799,418)
Federal National Mortgage Assoc.	3.000%	TBA	01/18/24	(55)	(51,853)
Federal National Mortgage Assoc.	3.500%	TBA	01/16/24	(1,710)	(1,568,658)
Federal National Mortgage Assoc.	3.500%	TBA	01/18/24	(100)	(96,262)
Federal National Mortgage Assoc.	4.000%	TBA	01/16/24	(459)	(434,096)
Federal National Mortgage Assoc.	4.000%	TBA	01/18/24	(100)	(98,109)
Federal National Mortgage Assoc.	4.500%	TBA	01/18/24	(410)	(407,950)
Federal National Mortgage Assoc.	5.000%	TBA	01/16/24	(60)	(59,358)
Federal National Mortgage Assoc.	6.000%	TBA	01/16/24	(1,550)	(1,573,734)
Government National Mortgage Assoc.	3.000%	TBA	01/22/24	(1,240)	(1,122,584)
Government National Mortgage Assoc.	5.000%	TBA	01/22/24	(460)	(456,766)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $8,805,959)					$(9,072,171)

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
223	3 Month CME SOFR	Mar. 2024	$52,763,194	$ 56,658
186	3 Month CME SOFR	Sep. 2024	44,400,525	318,984
79	3 Month Euro STR	Mar. 2024	20,952,150	(2,844)
1,545	2 Year U.S. Treasury Notes	Mar. 2024	318,137,226	2,494,582
57	5 Year Canadian Government Bonds	Mar. 2024	4,847,613	89,593
3,546	5 Year U.S. Treasury Notes	Mar. 2024	385,710,618	5,449,674
41	10 Year Australian Treasury Bonds	Mar. 2024	3,259,576	36,620
4,959	10 Year U.S. Treasury Notes	Mar. 2024	559,824,634	16,063,211
66	10 Year U.S. Ultra Treasury Notes	Mar. 2024	7,789,032	226,161
999	20 Year U.S. Treasury Bonds	Mar. 2024	124,812,563	8,222,702

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Futures contracts outstanding at December 31, 2023 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (cont’d):
1,759	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	$234,991,406	$18,195,283
142	Euro Schatz Index	Mar. 2024	16,702,090	30,059
2,018	Mini MSCI EAFE Index	Mar. 2024	227,267,160	7,863,138
490	Russell 2000 E-Mini Index	Mar. 2024	50,168,650	3,280,456
2,777	S&P 500 E-Mini Index	Mar. 2024	669,257,000	20,659,894

				82,984,171

Short Positions:
280	3 Month CME SOFR	Mar. 2024	66,249,750	(11,012)
59	2 Year U.S. Treasury Notes	Mar. 2024	12,148,930	(9,291)
7	3 Year Korea Treasury Bonds	Mar. 2024	572,979	(2,470)
244	5 Year Euro-Bobl	Mar. 2024	32,129,714	(478,323)
177	10 Year Canadian Government Bonds	Mar. 2024	16,587,948	(483,883)
205	10 Year Euro-Bund	Mar. 2024	31,054,224	(787,604)
20	10 Year Japanese Bonds	Mar. 2024	20,809,929	5,213
2	10 Year Korea Treasury Bonds	Mar. 2024	179,362	(2,883)
30	10 Year U.K. Gilt	Mar. 2024	3,925,285	21,482
99	10 Year U.S. Treasury Notes	Mar. 2024	11,176,172	(49,290)
389	10 Year U.S. Ultra Treasury Notes	Mar. 2024	45,908,080	(1,890,026)
230	20 Year U.S. Treasury Bonds	Mar. 2024	28,735,625	(908,801)
31	30 Year Euro Buxl	Mar. 2024	4,850,006	(278,380)
57	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	7,614,844	(173,488)
52	British Pound Currency	Mar. 2024	4,144,075	(13,763)
521	Euro Currency	Mar. 2024	72,125,938	(991,123)
305	Euro Schatz Index	Mar. 2024	35,874,208	(229,215)
20	Euro-BTP Italian Government Bond	Mar. 2024	2,630,713	34,033

				(6,248,824)

				$76,735,347

Forward foreign currency exchange contracts outstanding at December 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/09/24	ANZ	AUD	9,498	$6,429,662	$6,474,783	$45,121	$—
Expiring 01/09/24	BNP	AUD	2,205	1,447,343	1,503,148	55,805	—
Expiring 01/09/24	BNP	AUD	1,620	1,064,186	1,104,353	40,167	—
Expiring 01/09/24	BNP	AUD	1,010	690,494	688,516	—	(1,978)
Expiring 01/09/24	CITI	AUD	3,240	2,129,085	2,208,707	79,622	—
Expiring 01/09/24	CITI	AUD	2,240	1,502,917	1,527,007	24,090	—
Expiring 01/09/24	CWMC	AUD	530	351,339	361,301	9,962	—
Expiring 01/09/24	DB	AUD	2,545	1,720,216	1,734,925	14,709	—
Expiring 01/09/24	DB	AUD	1,620	1,068,436	1,104,353	35,917	—
Expiring 01/09/24	DB	AUD	1,580	1,047,171	1,077,085	29,914	—
Expiring 01/09/24	DB	AUD	1,580	1,047,494	1,077,085	29,591	—
Expiring 01/09/24	DB	AUD	763	515,982	520,137	4,155	—
Expiring 01/09/24	DB	AUD	510	349,172	347,667	—	(1,505)
Expiring 01/09/24	GSI	AUD	1,580	1,046,955	1,077,085	30,130	—
Expiring 01/09/24	MSI	AUD	15,424	10,202,652	10,514,535	311,883	—
Expiring 01/09/24	MSI	AUD	2,205	1,454,833	1,503,148	48,315	—
Expiring 01/09/24	SSB	AUD	1,620	1,064,745	1,104,353	39,608	—
Expiring 01/09/24	SSB	AUD	805	529,270	548,768	19,498	—
Expiring 01/09/24	SSB	AUD	805	528,708	548,768	20,060	—

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 01/09/24	UAG	AUD	1,135	$760,921	$773,729	$12,808	$—
Expiring 01/19/24	JPM	AUD	373	240,475	254,683	14,208	—
Expiring 01/19/24	JPM	AUD	358	227,000	243,997	16,997	—
Brazilian Real,
Expiring 01/03/24	BARC	BRL	2,040	416,886	419,738	2,852	—
Expiring 01/03/24	CITI	BRL	3,405	703,323	700,592	—	(2,731)
Expiring 01/03/24	GSI	BRL	3,633	750,418	747,504	—	(2,914)
Expiring 01/03/24	MSI	BRL	4,998	1,015,647	1,028,359	12,712	—
Expiring 02/02/24	CITI	BRL	8,291	1,675,000	1,702,812	27,812	—
Expiring 02/02/24	GSI	BRL	3,633	738,910	746,186	7,276	—
British Pound,
Expiring 01/09/24	BARC	GBP	8,422	10,667,645	10,735,766	68,121	—
Expiring 01/09/24	BARC	GBP	1,672	2,113,973	2,131,347	17,374	—
Expiring 01/09/24	BARC	GBP	544	689,373	693,453	4,080	—
Expiring 01/09/24	BNP	GBP	2,127	2,669,761	2,711,348	41,587	—
Expiring 01/09/24	BNP	GBP	1,595	2,018,379	2,033,193	14,814	—
Expiring 01/09/24	BNP	GBP	1,556	1,965,952	1,983,479	17,527	—
Expiring 01/09/24	BNP	GBP	1,165	1,464,539	1,485,059	20,520	—
Expiring 01/09/24	BNP	GBP	851	1,068,103	1,084,794	16,691	—
Expiring 01/09/24	BNP	GBP	828	1,051,814	1,055,475	3,661	—
Expiring 01/09/24	BNP	GBP	544	689,094	693,453	4,359	—
Expiring 01/09/24	BOA	GBP	2,492	3,161,461	3,176,624	15,163	—
Expiring 01/09/24	CA	GBP	458	578,466	583,826	5,360	—
Expiring 01/09/24	CITI	GBP	2,544	3,223,157	3,242,910	19,753	—
Expiring 01/09/24	CITI	GBP	1,163	1,480,346	1,482,509	2,163	—
Expiring 01/09/24	CITI	GBP	601	764,568	766,112	1,544	—
Expiring 01/09/24	CITI	GBP	293	369,946	373,495	3,549	—
Expiring 01/09/24	DB	GBP	850	1,080,091	1,083,520	3,429	—
Expiring 01/09/24	DB	GBP	544	689,923	693,452	3,529	—
Expiring 01/09/24	MSI	GBP	1,417	1,786,340	1,806,291	19,951	—
Expiring 01/09/24	MSI	GBP	845	1,063,844	1,077,146	13,302	—
Expiring 01/09/24	NWS	GBP	1,120	1,419,673	1,427,696	8,023	—
Expiring 01/09/24	RBC	GBP	743	941,275	947,123	5,848	—
Expiring 01/09/24	SSB	GBP	1,190	1,519,457	1,516,927	—	(2,530)
Expiring 01/09/24	SSB	GBP	1,147	1,452,489	1,462,114	9,625	—
Expiring 01/09/24	SSB	GBP	841	1,067,529	1,072,047	4,518	—
Expiring 01/09/24	SSB	GBP	815	1,035,254	1,038,904	3,650	—
Expiring 01/09/24	SSB	GBP	439	557,644	559,606	1,962	—
Expiring 01/09/24	UAG	GBP	1,178	1,500,773	1,501,630	857	—
Expiring 01/09/24	UAG	GBP	545	696,891	694,727	—	(2,164)
Expiring 01/09/24	UAG	GBP	542	689,687	690,903	1,216	—
Expiring 01/09/24	WBC	GBP	1,757	2,222,168	2,239,699	17,531	—
Canadian Dollar,
Expiring 01/09/24	CITI	CAD	2,295	1,720,729	1,732,299	11,570	—
Expiring 01/09/24	CITI	CAD	915	690,125	690,656	531	—
Expiring 01/09/24	JPM	CAD	1,060	789,783	800,103	10,320	—
Expiring 01/09/24	JPM	CAD	510	381,224	384,955	3,731	—
Expiring 01/09/24	MSI	CAD	4,080	3,053,466	3,079,644	26,178	—
Expiring 01/09/24	MSI	CAD	2,000	1,487,510	1,509,630	22,120	—
Expiring 01/09/24	RBC	CAD	11,973	8,820,897	9,037,397	216,500	—
Expiring 01/09/24	RBC	CAD	2,246	1,654,701	1,695,314	40,613	—
Expiring 01/09/24	SSB	CAD	1,435	1,063,489	1,083,159	19,670	—
Expiring 01/09/24	SSB	CAD	1,425	1,049,830	1,075,611	25,781	—
Expiring 01/09/24	UAG	CAD	2,870	2,127,084	2,166,318	39,234	—
Expiring 01/09/24	UAG	CAD	1,450	1,083,319	1,094,481	11,162	—

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar (cont’d.),
Expiring 01/09/24	UAG	CAD	1,445	$1,074,695	$1,090,707	$16,012	$—
Expiring 01/09/24	UAG	CAD	1,425	1,049,240	1,075,611	26,371	—
Chilean Peso,
Expiring 01/09/24	CITI	CLP	707,300	812,214	802,441	—	(9,773)
Expiring 01/09/24	CITI	CLP	300,750	348,131	341,205	—	(6,926)
Expiring 01/09/24	CITI	CLP	300,750	347,889	341,205	—	(6,684)
Expiring 01/09/24	CITI	CLP	212,336	243,644	240,898	—	(2,746)
Expiring 01/09/24	GSI	CLP	42,593	48,043	48,322	279	—
Expiring 03/20/24	DB	CLP	1,048,213	1,197,000	1,184,366	—	(12,634)
Chinese Renminbi,
Expiring 01/09/24	RBC	CNH	3,017	423,211	423,740	529	—
Expiring 01/09/24	UAG	CNH	16,320	2,292,489	2,292,157	—	(332)
Expiring 01/24/24	BOA	CNH	5,891	872,676	828,233	—	(44,443)
Expiring 01/30/24	BARC	CNH	18,536	2,584,000	2,607,085	23,085	—
Expiring 01/30/24	BNP	CNH	1,613	226,134	226,853	719	—
Expiring 01/30/24	BOA	CNH	18,115	2,528,000	2,547,929	19,929	—
Expiring 01/30/24	JPM	CNH	38,432	5,291,463	5,405,427	113,964	—
Expiring 01/30/24	JPM	CNH	4,261	598,000	599,373	1,373	—
Expiring 04/10/24	CA	CNH	5,891	834,266	832,660	—	(1,606)
Colombian Peso,
Expiring 01/09/24	CITI	COP	277,617	68,730	71,475	2,745	—
Expiring 01/09/24	GSI	COP	273,100	68,995	70,313	1,318	—
Expiring 01/09/24	SCB	COP	4,699,312	1,177,477	1,209,890	32,413	—
Expiring 01/09/24	SCB	COP	1,680,805	434,653	432,742	—	(1,911)
Expiring 03/20/24	CITI	COP	2,934,678	727,937	745,019	17,082	—
Expiring 03/20/24	GSI	COP	3,842,869	941,649	975,579	33,930	—
Expiring 03/20/24	GSI	COP	3,812,370	940,548	967,837	27,289	—
Czech Koruna,
Expiring 01/09/24	BARC	CZK	7,550	338,216	337,483	—	(733)
Expiring 01/09/24	BARC	CZK	6,120	274,934	273,562	—	(1,372)
Expiring 01/09/24	BARC	CZK	2,860	127,482	127,841	359	—
Expiring 01/09/24	BNP	CZK	2,667	118,844	119,215	371	—
Expiring 01/09/24	MSI	CZK	15,662	701,033	700,087	—	(946)
Expiring 01/09/24	MSI	CZK	15,164	685,657	677,826	—	(7,831)
Expiring 01/19/24	CITI	CZK	50,487	2,189,560	2,255,943	66,383	—
Expiring 01/19/24	DB	CZK	42,726	1,824,000	1,909,153	85,153	—
Expiring 01/19/24	DB	CZK	35,691	1,522,000	1,594,802	72,802	—
Expiring 01/19/24	DB	CZK	30,094	1,331,140	1,344,706	13,566	—
Expiring 01/19/24	GSI	CZK	30,374	1,317,000	1,357,222	40,222	—
Expiring 01/19/24	GSI	CZK	29,764	1,324,739	1,329,965	5,226	—
Expiring 01/19/24	MSI	CZK	41,513	1,811,000	1,854,949	43,949	—
Danish Krone,
Expiring 01/09/24	CWMC	DKK	3,923	576,905	581,281	4,376	—
Euro,
Expiring 01/09/24	BARC	EUR	2,475	2,680,383	2,733,477	53,094	—
Expiring 01/09/24	BARC	EUR	2,441	2,665,352	2,695,926	30,574	—
Expiring 01/09/24	BARC	EUR	1,940	2,110,230	2,142,604	32,374	—
Expiring 01/09/24	BARC	EUR	1,288	1,394,965	1,422,513	27,548	—
Expiring 01/09/24	BARC	EUR	990	1,064,992	1,093,390	28,398	—
Expiring 01/09/24	BARC	EUR	990	1,085,024	1,093,390	8,366	—
Expiring 01/09/24	BARC	EUR	970	1,054,087	1,071,302	17,215	—
Expiring 01/09/24	BARC	EUR	970	1,053,032	1,071,302	18,270	—
Expiring 01/09/24	BARC	EUR	943	1,014,692	1,041,482	26,790	—
Expiring 01/09/24	BARC	EUR	666	729,355	735,554	6,199	—
Expiring 01/09/24	BARC	EUR	597	644,620	659,348	14,728	—

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/09/24	BNP	EUR	1,820	$1,979,490	$2,010,072	$30,582	$—
Expiring 01/09/24	BNP	EUR	919	993,509	1,014,976	21,467	—
Expiring 01/09/24	BNP	EUR	471	523,984	520,189	—	(3,795)
Expiring 01/09/24	CA	EUR	32,018	35,100,687	35,361,806	261,119	—
Expiring 01/09/24	CA	EUR	1,703	1,840,934	1,880,853	39,919	—
Expiring 01/09/24	CA	EUR	834	901,549	921,099	19,550	—
Expiring 01/09/24	CA	EUR	464	508,134	512,458	4,324	—
Expiring 01/09/24	CITI	EUR	1,354	1,461,054	1,495,406	34,352	—
Expiring 01/09/24	CITI	EUR	1,350	1,474,331	1,490,988	16,657	—
Expiring 01/09/24	CITI	EUR	1,330	1,448,738	1,468,898	20,160	—
Expiring 01/09/24	CITI	EUR	1,326	1,449,066	1,464,481	15,415	—
Expiring 01/09/24	CITI	EUR	691	768,489	763,165	—	(5,324)
Expiring 01/09/24	CITI	EUR	688	760,763	759,852	—	(911)
Expiring 01/09/24	CITI	EUR	623	672,598	688,063	15,465	—
Expiring 01/09/24	CITI	EUR	348	380,587	384,344	3,757	—
Expiring 01/09/24	CITI	EUR	105	113,007	115,966	2,959	—
Expiring 01/09/24	DB	EUR	6,194	6,811,465	6,840,871	29,406	—
Expiring 01/09/24	DB	EUR	628	697,946	693,585	—	(4,361)
Expiring 01/09/24	GSI	EUR	8,088	8,890,742	8,932,672	41,930	—
Expiring 01/09/24	GSI	EUR	3,180	3,495,618	3,512,104	16,486	—
Expiring 01/09/24	GSI	EUR	1,863	2,033,228	2,057,563	24,335	—
Expiring 01/09/24	GSI	EUR	991	1,066,945	1,094,495	27,550	—
Expiring 01/09/24	GSI	EUR	128	140,703	141,368	665	—
Expiring 01/09/24	GSI	EUR	115	126,414	127,011	597	—
Expiring 01/09/24	JPM	EUR	4,933	5,318,381	5,448,179	129,798	—
Expiring 01/09/24	JPM	EUR	1,852	2,001,021	2,045,414	44,393	—
Expiring 01/09/24	JPM	EUR	1,319	1,449,087	1,456,750	7,663	—
Expiring 01/09/24	JPM	EUR	1,267	1,390,731	1,399,320	8,589	—
Expiring 01/09/24	JPM	EUR	926	1,010,627	1,022,707	12,080	—
Expiring 01/09/24	JPM	EUR	487	534,810	537,860	3,050	—
Expiring 01/09/24	MSI	EUR	32,416	35,523,284	35,801,370	278,086	—
Expiring 01/09/24	MSI	EUR	620	681,701	684,750	3,049	—
Expiring 01/09/24	RBC	EUR	2,869	3,157,842	3,168,624	10,782	—
Expiring 01/09/24	SG	EUR	956	1,050,501	1,055,840	5,339	—
Expiring 01/09/24	SSB	EUR	1,849	2,022,203	2,042,101	19,898	—
Expiring 01/09/24	SSB	EUR	991	1,066,421	1,094,495	28,074	—
Expiring 01/09/24	SSB	EUR	990	1,064,602	1,093,391	28,789	—
Expiring 01/09/24	SSB	EUR	956	1,050,742	1,055,840	5,098	—
Expiring 01/09/24	SSB	EUR	956	1,052,693	1,055,840	3,147	—
Expiring 01/09/24	SSB	EUR	626	692,265	691,377	—	(888)
Expiring 01/09/24	SSB	EUR	624	690,685	689,167	—	(1,518)
Expiring 01/09/24	TD	EUR	107	117,677	118,174	497	—
Expiring 01/09/24	TD	EUR	92	101,251	101,608	357	—
Expiring 01/09/24	UAG	EUR	3,826	4,210,949	4,225,569	14,620	—
Expiring 01/09/24	UAG	EUR	1,980	2,175,990	2,186,781	10,791	—
Expiring 01/09/24	UAG	EUR	991	1,066,146	1,094,496	28,350	—
Expiring 01/09/24	UAG	EUR	990	1,070,113	1,093,391	23,278	—
Expiring 01/09/24	UAG	EUR	626	693,011	691,377	—	(1,634)
Expiring 01/19/24	BNP	EUR	3,000	3,214,671	3,314,717	100,046	—
Expiring 01/19/24	CITI	EUR	1,324	1,456,217	1,462,895	6,678	—
Expiring 01/19/24	CITI	EUR	659	710,911	728,133	17,222	—
Expiring 01/19/24	GSI	EUR	2,610	2,876,000	2,883,657	7,657	—
Expiring 01/19/24	JPM	EUR	2,613	2,876,000	2,887,475	11,475	—
Expiring 01/19/24	MSI	EUR	102	108,812	112,737	3,925	—
Expiring 01/19/24	SSB	EUR	1,302	1,411,399	1,438,588	27,189	—

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/19/24	UAG	EUR	1,964	$2,154,000	$2,170,402	$16,402	$—
Hong Kong Dollar,
Expiring 01/09/24	BNP	HKD	4,370	560,012	559,775	—	(237)
Expiring 01/09/24	CWMC	HKD	8,320	1,065,445	1,065,750	305	—
Hungarian Forint,
Expiring 01/09/24	BARC	HUF	151,900	432,817	437,160	4,343	—
Expiring 01/09/24	BNP	HUF	23,408	67,684	67,367	—	(317)
Expiring 01/09/24	CWMC	HUF	125,771	358,488	361,961	3,473	—
Expiring 01/09/24	JPM	HUF	72,700	208,788	209,226	438	—
Expiring 01/09/24	JPM	HUF	57,300	164,531	164,906	375	—
Expiring 01/19/24	BARC	HUF	532,845	1,444,064	1,531,215	87,151	—
Expiring 01/19/24	DB	HUF	591,505	1,677,000	1,699,783	22,783	—
Expiring 01/19/24	DB	HUF	538,749	1,479,000	1,548,182	69,182	—
Expiring 01/19/24	GSI	HUF	430,400	1,204,000	1,236,823	32,823	—
Expiring 01/19/24	SSB	HUF	550,976	1,523,000	1,583,316	60,316	—
Indian Rupee,
Expiring 01/09/24	DB	INR	163,603	1,962,015	1,964,572	2,557	—
Expiring 01/09/24	DB	INR	79,047	951,451	949,210	—	(2,241)
Expiring 01/09/24	JPM	INR	15,120	181,862	181,564	—	(298)
Expiring 01/09/24	SCB	INR	17,943	215,843	215,463	—	(380)
Expiring 03/20/24	SSB	INR	343,728	4,107,442	4,114,833	7,391	—
Expiring 03/20/24	UAG	INR	330,909	3,955,039	3,961,384	6,345	—
Indonesian Rupiah,
Expiring 01/09/24	BARC	IDR	584,000	37,583	37,938	355	—
Expiring 01/09/24	GSI	IDR	28,471,058	1,842,906	1,849,584	6,678	—
Expiring 03/20/24	BOA	IDR	34,034,872	2,187,683	2,210,278	22,595	—
Expiring 03/20/24	HSBC	IDR	33,414,516	2,132,000	2,169,990	37,990	—
Expiring 03/20/24	JPM	IDR	14,589,384	935,500	947,457	11,957	—
Israeli Shekel,
Expiring 01/09/24	BARC	ILS	1,383	371,929	382,048	10,119	—
Expiring 01/09/24	BARC	ILS	1,382	372,346	381,771	9,425	—
Expiring 01/09/24	HSBC	ILS	1,260	342,500	348,070	5,570	—
Expiring 01/09/24	SSB	ILS	190	52,296	52,487	191	—
Expiring 01/09/24	UAG	ILS	2,410	664,816	665,752	936	—
Expiring 03/20/24	BOA	ILS	7,796	2,110,305	2,158,703	48,398	—
Expiring 03/20/24	CITI	ILS	6,850	1,850,000	1,896,642	46,642	—
Expiring 03/20/24	CITI	ILS	2,430	658,671	672,979	14,308	—
Japanese Yen,
Expiring 01/09/24	BARC	JPY	212,700	1,484,319	1,511,122	26,803	—
Expiring 01/09/24	BARC	JPY	148,100	1,044,833	1,052,173	7,340	—
Expiring 01/09/24	BNP	JPY	156,500	1,067,063	1,111,851	44,788	—
Expiring 01/09/24	BNP	JPY	148,100	1,041,713	1,052,173	10,460	—
Expiring 01/09/24	BNP	JPY	146,800	1,000,925	1,042,937	42,012	—
Expiring 01/09/24	BNP	JPY	146,800	1,001,414	1,042,937	41,523	—
Expiring 01/09/24	BOA	JPY	98,500	696,883	699,790	2,907	—
Expiring 01/09/24	CA	JPY	69,600	475,435	494,471	19,036	—
Expiring 01/09/24	CBA	JPY	156,500	1,066,409	1,111,850	45,441	—
Expiring 01/09/24	CITI	JPY	215,400	1,469,842	1,530,304	60,462	—
Expiring 01/09/24	CITI	JPY	210,600	1,477,429	1,496,202	18,773	—
Expiring 01/09/24	CITI	JPY	155,200	1,082,098	1,102,615	20,517	—
Expiring 01/09/24	CWMC	JPY	2,167,521	14,810,409	15,399,095	588,686	—
Expiring 01/09/24	DB	JPY	154,200	1,058,107	1,095,510	37,403	—
Expiring 01/09/24	DB	JPY	145,000	1,006,737	1,030,149	23,412	—
Expiring 01/09/24	DB	JPY	54,300	377,766	385,773	8,007	—
Expiring 01/09/24	GSI	JPY	389,400	2,701,448	2,766,482	65,034	—

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 01/09/24	GSI	JPY	156,500	$1,066,912	$1,111,850	$44,938	$—
Expiring 01/09/24	HSBC	JPY	1,300,618	9,087,769	9,240,207	152,438	—
Expiring 01/09/24	JPM	JPY	216,100	1,487,411	1,535,277	47,866	—
Expiring 01/09/24	MSI	JPY	382,600	2,655,611	2,718,171	62,560	—
Expiring 01/09/24	MSI	JPY	310,600	2,119,350	2,206,649	87,299	—
Expiring 01/09/24	MSI	JPY	232,000	1,621,939	1,648,238	26,299	—
Expiring 01/09/24	MSI	JPY	155,100	1,058,103	1,101,904	43,801	—
Expiring 01/09/24	SCB	JPY	60,708	415,190	431,298	16,108	—
Expiring 01/09/24	SSB	JPY	76,500	537,759	543,492	5,733	—
Expiring 01/09/24	UAG	JPY	232,000	1,634,011	1,648,238	14,227	—
Expiring 01/09/24	UAG	JPY	211,300	1,470,297	1,501,176	30,879	—
Expiring 01/09/24	UAG	JPY	156,500	1,068,412	1,111,850	43,438	—
Expiring 01/09/24	UAG	JPY	154,200	1,059,912	1,095,510	35,598	—
Expiring 01/09/24	UAG	JPY	153,800	1,077,827	1,092,668	14,841	—
Expiring 01/09/24	UAG	JPY	153,800	1,075,883	1,092,668	16,785	—
Expiring 01/09/24	UAG	JPY	153,800	1,073,816	1,092,668	18,852	—
Expiring 01/09/24	UAG	JPY	153,000	1,074,117	1,086,985	12,868	—
Expiring 01/09/24	UAG	JPY	98,900	690,268	702,632	12,364	—
Expiring 01/09/24	UAG	JPY	98,500	696,931	699,791	2,860	—
Expiring 01/09/24	UAG	JPY	97,900	692,539	695,528	2,989	—
Expiring 01/09/24	UAG	JPY	59,100	412,943	419,875	6,932	—
Expiring 01/16/24	HSBC	JPY	984,700	6,887,896	7,003,447	115,551	—
Expiring 01/19/24	HSBC	JPY	517,030	3,528,204	3,678,984	150,780	—
Expiring 01/19/24	HSBC	JPY	285,469	1,948,035	2,031,286	83,251	—
Expiring 01/19/24	MSI	JPY	79,822	533,977	567,980	34,003	—
Expiring 01/29/24	UAG	JPY	2,966,050	20,790,080	21,138,389	348,309	—
Expiring 02/26/24	HSBC	JPY	491,100	3,457,293	3,514,244	56,951	—
Expiring 03/04/24	HSBC	JPY	1,257,600	8,863,071	9,009,170	146,099	—
Malaysian Ringgit,
Expiring 01/09/24	DB	MYR	7,410	1,593,206	1,617,104	23,898	—
Expiring 01/09/24	DB	MYR	97	21,153	21,169	16	—
Mexican Peso,
Expiring 01/09/24	BARC	MXN	18,560	1,071,217	1,091,018	19,801	—
Expiring 01/09/24	BARC	MXN	15,420	888,607	906,438	17,831	—
Expiring 01/09/24	BARC	MXN	5,530	321,608	325,071	3,463	—
Expiring 01/09/24	BARC	MXN	1,574	91,099	92,525	1,426	—
Expiring 01/09/24	BMO	MXN	25,708	1,501,611	1,511,202	9,591	—
Expiring 01/09/24	BMO	MXN	6,260	359,151	367,984	8,833	—
Expiring 01/09/24	BNP	MXN	27,770	1,584,259	1,632,412	48,153	—
Expiring 01/09/24	BNP	MXN	18,560	1,068,816	1,091,018	22,202	—
Expiring 01/09/24	BNP	MXN	17,940	1,040,302	1,054,573	14,271	—
Expiring 01/09/24	BNP	MXN	9,270	535,062	544,921	9,859	—
Expiring 01/09/24	BNP	MXN	9,190	525,255	540,218	14,963	—
Expiring 01/09/24	BNP	MXN	8,620	491,653	506,712	15,059	—
Expiring 01/09/24	DB	MXN	9,280	535,472	545,509	10,037	—
Expiring 01/09/24	DB	MXN	9,280	535,958	545,509	9,551	—
Expiring 01/09/24	GSI	MXN	81,360	4,754,324	4,782,610	28,286	—
Expiring 01/09/24	GSI	MXN	18,020	1,043,645	1,059,275	15,630	—
Expiring 01/09/24	GSI	MXN	15,310	878,230	899,973	21,743	—
Expiring 01/09/24	GSI	MXN	8,745	505,930	514,060	8,130	—
Expiring 01/09/24	GSI	MXN	3,673	212,681	215,911	3,230	—
Expiring 01/09/24	JPM	MXN	15,210	872,556	894,094	21,538	—
Expiring 01/09/24	JPM	MXN	15,140	862,141	889,979	27,838	—
Expiring 01/09/24	JPM	MXN	14,910	860,140	876,459	16,319	—
Expiring 01/09/24	JPM	MXN	8,620	489,856	506,712	16,856	—

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 01/09/24	JPM	MXN	8,600	$490,996	$505,536	$14,540	$—
Expiring 01/09/24	JPM	MXN	874	50,609	51,376	767	—
Expiring 01/09/24	MSI	MXN	15,210	878,434	894,094	15,660	—
Expiring 01/09/24	MSI	MXN	3,490	201,933	205,154	3,221	—
Expiring 01/09/24	SSB	MXN	23,500	1,371,942	1,381,407	9,465	—
Expiring 01/09/24	SSB	MXN	15,000	853,623	881,750	28,127	—
Expiring 01/09/24	SSB	MXN	2,624	151,900	154,247	2,347	—
Expiring 01/09/24	UAG	MXN	9,010	517,236	529,638	12,402	—
Expiring 03/20/24	GSI	MXN	32,016	1,825,000	1,860,568	35,568	—
Expiring 03/20/24	HSBC	MXN	16,620	950,560	965,867	15,307	—
Expiring 03/20/24	HSBC	MXN	7,505	429,264	436,177	6,913	—
Expiring 03/20/24	TD	MXN	24,974	1,419,000	1,451,342	32,342	—
New Taiwanese Dollar,
Expiring 01/09/24	BOA	TWD	38,865	1,243,879	1,275,622	31,743	—
New Zealand Dollar,
Expiring 01/09/24	ANZ	NZD	3,303	2,070,657	2,088,051	17,394	—
Expiring 01/09/24	BARC	NZD	2,801	1,708,920	1,770,703	61,783	—
Expiring 01/09/24	BARC	NZD	1,095	684,463	692,224	7,761	—
Expiring 01/09/24	BARC	NZD	550	348,555	347,693	—	(862)
Expiring 01/09/24	CBA	NZD	11,016	6,782,276	6,963,963	181,687	—
Expiring 01/09/24	CITI	NZD	5,140	3,160,521	3,249,343	88,822	—
Expiring 01/09/24	CITI	NZD	3,425	2,120,418	2,165,176	44,758	—
Expiring 01/09/24	JPM	NZD	2,370	1,459,873	1,498,239	38,366	—
Expiring 01/09/24	MSI	NZD	4,320	2,655,940	2,730,965	75,025	—
Expiring 01/09/24	MSI	NZD	2,190	1,369,319	1,384,448	15,129	—
Expiring 01/09/24	MSI	NZD	1,607	994,648	1,015,894	21,246	—
Expiring 01/09/24	MSI	NZD	1,210	763,748	764,923	1,175	—
Expiring 01/09/24	SSB	NZD	1,608	992,708	1,016,526	23,818	—
Expiring 01/09/24	UAG	NZD	2,385	1,465,580	1,507,721	42,141	—
Expiring 01/09/24	UAG	NZD	1,615	1,000,681	1,020,951	20,270	—
Expiring 01/09/24	UAG	NZD	1,034	636,436	653,661	17,225	—
Expiring 01/19/24	CITI	NZD	1,331	801,363	841,551	40,188	—
Expiring 01/19/24	CITI	NZD	859	517,024	542,952	25,928	—
Norwegian Krone,
Expiring 01/09/24	BARC	NOK	11,180	1,051,254	1,100,722	49,468	—
Expiring 01/09/24	BARC	NOK	3,490	342,439	343,607	1,168	—
Expiring 01/09/24	BARC	NOK	3,490	342,319	343,606	1,287	—
Expiring 01/09/24	BNP	NOK	5,350	496,891	526,732	29,841	—
Expiring 01/09/24	DB	NOK	32,483	3,048,765	3,198,100	149,335	—
Expiring 01/09/24	DB	NOK	11,640	1,100,906	1,146,011	45,105	—
Expiring 01/09/24	DB	NOK	11,610	1,058,802	1,143,057	84,255	—
Expiring 01/09/24	DB	NOK	11,180	1,050,822	1,100,722	49,900	—
Expiring 01/09/24	DB	NOK	3,530	350,458	347,545	—	(2,913)
Expiring 01/09/24	GSI	NOK	18,196	1,708,430	1,791,479	83,049	—
Expiring 01/09/24	GSI	NOK	11,660	1,074,823	1,147,980	73,157	—
Expiring 01/09/24	GSI	NOK	7,090	688,552	698,042	9,490	—
Expiring 01/09/24	GSI	NOK	3,540	344,676	348,530	3,854	—
Expiring 01/09/24	GSI	NOK	3,530	349,239	347,545	—	(1,694)
Expiring 01/09/24	JPM	NOK	10,480	980,529	1,031,804	51,275	—
Expiring 01/09/24	JPM	NOK	10,480	980,528	1,031,804	51,276	—
Expiring 01/09/24	JPM	NOK	5,650	520,681	556,268	35,587	—
Expiring 01/09/24	JPM	NOK	5,250	517,061	516,887	—	(174)
Expiring 01/09/24	MSI	NOK	15,640	1,442,609	1,539,829	97,220	—
Expiring 01/09/24	MSI	NOK	5,790	530,244	570,052	39,808	—
Expiring 01/19/24	JPM	NOK	4,539	419,030	447,048	28,018	—

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Peruvian Nuevo Sol,
Expiring 01/09/24	CITI	PEN	658	$177,502	$177,807	$305	$—
Expiring 01/09/24	CITI	PEN	166	44,864	44,858	—	(6)
Expiring 01/09/24	SCB	PEN	1,272	340,726	343,725	2,999	—
Expiring 03/20/24	BNP	PEN	920	245,105	248,156	3,051	—
Expiring 03/20/24	MSI	PEN	3,184	844,078	858,387	14,309	—
Philippine Peso,
Expiring 01/09/24	BOA	PHP	14,325	258,667	258,679	12	—
Polish Zloty,
Expiring 01/09/24	BNP	PLN	2,030	512,235	515,849	3,614	—
Expiring 01/09/24	JPM	PLN	2,215	558,833	562,860	4,027	—
Expiring 01/09/24	JPM	PLN	505	128,530	128,327	—	(203)
Expiring 01/19/24	DB	PLN	5,891	1,416,000	1,496,797	80,797	—
Expiring 01/19/24	GSI	PLN	5,883	1,476,000	1,494,726	18,726	—
Expiring 01/19/24	GSI	PLN	5,669	1,362,000	1,440,235	78,235	—
Expiring 01/19/24	HSBC	PLN	6,417	1,501,143	1,630,398	129,255	—
Expiring 01/19/24	MSI	PLN	5,850	1,463,000	1,486,261	23,261	—
Expiring 01/19/24	SSB	PLN	6,186	1,489,000	1,571,667	82,667	—
Romanian Leu,
Expiring 01/09/24	BARC	RON	961	212,029	213,245	1,216	—
Expiring 01/09/24	GSI	RON	469	102,629	104,071	1,442	—
Singapore Dollar,
Expiring 01/09/24	BARC	SGD	805	605,027	610,286	5,259	—
Expiring 01/09/24	BNP	SGD	42	31,578	31,841	263	—
Expiring 01/09/24	CA	SGD	1,403	1,056,296	1,063,640	7,344	—
Expiring 01/09/24	CITI	SGD	159	120,704	120,541	—	(163)
Expiring 01/09/24	GSI	SGD	125	94,235	94,764	529	—
Expiring 03/20/24	CITI	SGD	1,924	1,450,000	1,463,052	13,052	—
South African Rand,
Expiring 01/09/24	BARC	ZAR	7,656	399,895	418,140	18,245	—
Expiring 01/09/24	BOA	ZAR	16,480	865,842	900,072	34,230	—
Expiring 01/09/24	BOA	ZAR	16,320	874,457	891,333	16,876	—
Expiring 01/09/24	BOA	ZAR	6,370	348,338	347,904	—	(434)
Expiring 01/09/24	GSI	ZAR	16,610	868,097	907,171	39,074	—
Expiring 01/09/24	GSI	ZAR	16,570	876,414	904,988	28,574	—
Expiring 01/09/24	GSI	ZAR	16,480	870,185	900,072	29,887	—
Expiring 01/09/24	GSI	ZAR	16,230	855,151	886,417	31,266	—
Expiring 01/09/24	GSI	ZAR	8,340	455,024	455,497	473	—
Expiring 01/09/24	GSI	ZAR	3,550	194,058	193,887	—	(171)
Expiring 03/20/24	DB	ZAR	15,337	822,578	832,500	9,922	—
Expiring 03/20/24	HSBC	ZAR	59,931	3,175,003	3,253,070	78,067	—
Expiring 03/20/24	TD	ZAR	68,953	3,685,626	3,742,779	57,153	—
South Korean Won,
Expiring 01/09/24	BARC	KRW	1,397,890	1,061,017	1,078,576	17,559	—
Expiring 01/09/24	BOA	KRW	2,717,530	2,113,987	2,096,776	—	(17,211)
Expiring 01/09/24	BOA	KRW	1,401,770	1,075,967	1,081,569	5,602	—
Expiring 01/09/24	BOA	KRW	427,850	333,061	330,118	—	(2,943)
Expiring 01/09/24	BOA	KRW	280,360	215,969	216,319	350	—
Expiring 01/09/24	CITI	KRW	1,876,210	1,447,693	1,447,635	—	(58)
Expiring 01/09/24	JPM	KRW	1,390,330	1,059,864	1,072,742	12,878	—
Expiring 01/09/24	JPM	KRW	896,540	697,154	691,747	—	(5,407)
Expiring 01/09/24	JPM	KRW	896,180	693,101	691,469	—	(1,632)
Expiring 01/09/24	JPM	KRW	894,460	686,041	690,142	4,101	—
Expiring 01/09/24	JPM	KRW	228,109	175,525	176,003	478	—
Expiring 01/09/24	MSI	KRW	5,666,779	4,358,089	4,372,341	14,252	—
Expiring 01/09/24	MSI	KRW	2,731,000	2,097,766	2,107,169	9,403	—

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 01/09/24	MSI	KRW	535,410	$411,569	$413,109	$1,540	$—
Expiring 03/20/24	BARC	KRW	773,972	590,178	600,484	10,306	—
Swedish Krona,
Expiring 01/09/24	BARC	SEK	39,360	3,884,200	3,904,167	19,967	—
Expiring 01/09/24	BARC	SEK	6,870	688,108	681,444	—	(6,664)
Expiring 01/09/24	BARC	SEK	6,870	687,895	681,444	—	(6,451)
Expiring 01/09/24	BNP	SEK	13,970	1,381,028	1,385,701	4,673	—
Expiring 01/09/24	CITI	SEK	16,540	1,622,140	1,640,623	18,483	—
Expiring 01/09/24	CITI	SEK	15,400	1,500,521	1,527,545	27,024	—
Expiring 01/09/24	CITI	SEK	15,150	1,485,230	1,502,748	17,518	—
Expiring 01/09/24	CITI	SEK	15,140	1,484,619	1,501,756	17,137	—
Expiring 01/09/24	DB	SEK	16,670	1,596,539	1,653,518	56,979	—
Expiring 01/09/24	DB	SEK	11,090	1,061,955	1,100,030	38,075	—
Expiring 01/09/24	DB	SEK	11,030	1,081,650	1,094,079	12,429	—
Expiring 01/09/24	DB	SEK	10,900	1,056,358	1,081,185	24,827	—
Expiring 01/09/24	DB	SEK	10,900	1,053,379	1,081,184	27,805	—
Expiring 01/09/24	DB	SEK	6,950	697,644	689,379	—	(8,265)
Expiring 01/09/24	GSI	SEK	11,120	1,073,240	1,103,007	29,767	—
Expiring 01/09/24	GSI	SEK	8,247	816,612	818,030	1,418	—
Expiring 01/09/24	JPM	SEK	21,800	2,108,377	2,162,369	53,992	—
Expiring 01/09/24	JPM	SEK	10,520	1,041,932	1,043,492	1,560	—
Expiring 01/09/24	JPM	SEK	10,250	982,379	1,016,711	34,332	—
Expiring 01/09/24	JPM	SEK	7,600	756,437	753,853	—	(2,584)
Expiring 01/09/24	JPM	SEK	5,470	529,394	542,576	13,182	—
Expiring 01/09/24	JPM	SEK	5,450	527,297	540,592	13,295	—
Expiring 01/09/24	UAG	SEK	6,950	700,373	689,379	—	(10,994)
Expiring 01/19/24	BARC	SEK	5,157	475,170	511,771	36,601	—
Swiss Franc,
Expiring 01/09/24	BARC	CHF	1,405	1,625,629	1,672,478	46,849	—
Expiring 01/09/24	BNP	CHF	920	1,061,350	1,095,145	33,795	—
Expiring 01/09/24	BNP	CHF	920	1,061,208	1,095,145	33,937	—
Expiring 01/09/24	BNP	CHF	875	1,004,461	1,041,578	37,117	—
Expiring 01/09/24	CITI	CHF	2,345	2,675,912	2,791,430	115,518	—
Expiring 01/09/24	CITI	CHF	1,395	1,597,650	1,660,574	62,924	—
Expiring 01/09/24	CITI	CHF	1,290	1,502,222	1,535,584	33,362	—
Expiring 01/09/24	CITI	CHF	1,285	1,470,905	1,529,632	58,727	—
Expiring 01/09/24	CITI	CHF	1,265	1,451,466	1,505,825	54,359	—
Expiring 01/09/24	CITI	CHF	650	753,787	773,743	19,956	—
Expiring 01/09/24	GSI	CHF	930	1,074,492	1,107,049	32,557	—
Expiring 01/09/24	MSI	CHF	6,230	7,249,580	7,416,038	166,458	—
Expiring 01/09/24	MSI	CHF	1,290	1,488,976	1,535,584	46,608	—
Expiring 01/09/24	MSI	CHF	1,185	1,380,931	1,410,595	29,664	—
Expiring 01/09/24	SSB	CHF	1,376	1,605,226	1,637,957	32,731	—
Expiring 01/09/24	TD	CHF	460	528,140	547,573	19,433	—
Expiring 01/09/24	UAG	CHF	1,185	1,406,675	1,410,595	3,920	—
Expiring 01/09/24	UAG	CHF	595	694,052	708,273	14,221	—
Expiring 01/09/24	UAG	CHF	585	693,834	696,369	2,535	—
Expiring 01/09/24	UAG	CHF	585	699,295	696,370	—	(2,925)
Expiring 01/19/24	CITI	CHF	1,291	1,495,173	1,537,989	42,816	—
Thai Baht,
Expiring 01/09/24	ANZ	THB	31,537	906,666	924,834	18,168	—
Expiring 01/09/24	BARC	THB	10,940	313,479	320,819	7,340	—
Expiring 01/09/24	BARC	THB	6,780	197,265	198,826	1,561	—
Expiring 01/09/24	CITI	THB	23,710	681,835	695,304	13,469	—
Expiring 01/09/24	GSI	THB	21,504	623,052	630,612	7,560	—

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 01/09/24	GSI	THB	4,734	$136,262	$138,827	$2,565	$—
Expiring 01/09/24	UAG	THB	3,620	104,208	106,157	1,949	—
Expiring 03/20/24	HSBC	THB	62,555	1,804,000	1,845,612	41,612	—
Expiring 03/20/24	MSI	THB	65,611	1,899,000	1,935,783	36,783	—
Turkish Lira,
Expiring 03/20/24	BARC	TRY	26,428	840,000	831,191	—	(8,809)
Expiring 03/20/24	BARC	TRY	22,308	698,000	701,615	3,615	—

				$671,592,998	$683,259,495	11,880,723	(214,226)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/09/24	BARC	AUD	2,220	$1,491,766	$1,513,373	$—	$(21,607)
Expiring 01/09/24	BARC	AUD	760	516,754	518,092	—	(1,338)
Expiring 01/09/24	BARC	AUD	500	341,254	340,850	404	—
Expiring 01/09/24	BNP	AUD	1,620	1,071,415	1,104,354	—	(32,939)
Expiring 01/09/24	BNP	AUD	1,595	1,078,911	1,087,311	—	(8,400)
Expiring 01/09/24	BNP	AUD	1,015	688,377	691,925	—	(3,548)
Expiring 01/09/24	CITI	AUD	2,230	1,467,726	1,520,190	—	(52,464)
Expiring 01/09/24	CITI	AUD	2,220	1,503,506	1,513,373	—	(9,867)
Expiring 01/09/24	CITI	AUD	300	202,060	204,510	—	(2,450)
Expiring 01/09/24	DB	AUD	2,220	1,456,570	1,513,373	—	(56,803)
Expiring 01/09/24	DB	AUD	1,520	999,144	1,036,183	—	(37,039)
Expiring 01/09/24	DB	AUD	1,010	690,964	688,516	2,448	—
Expiring 01/09/24	GSI	AUD	1,140	772,457	777,137	—	(4,680)
Expiring 01/09/24	GSI	AUD	915	607,422	623,755	—	(16,333)
Expiring 01/09/24	GSI	AUD	810	543,760	552,176	—	(8,416)
Expiring 01/09/24	GSI	AUD	257	175,922	175,197	725	—
Expiring 01/09/24	JPM	AUD	3,030	2,030,812	2,065,550	—	(34,738)
Expiring 01/09/24	JPM	AUD	2,970	1,967,575	2,024,648	—	(57,073)
Expiring 01/09/24	JPM	AUD	600	394,845	409,020	—	(14,175)
Expiring 01/09/24	MSI	AUD	19,388	12,824,755	13,216,792	—	(392,037)
Expiring 01/09/24	MSI	AUD	4,860	3,190,743	3,313,060	—	(122,317)
Expiring 01/09/24	MSI	AUD	3,282	2,170,974	2,237,338	—	(66,364)
Expiring 01/09/24	MSI	AUD	3,180	2,107,714	2,167,805	—	(60,091)
Expiring 01/09/24	RBC	AUD	1,585	1,052,920	1,080,494	—	(27,574)
Expiring 01/09/24	RBC	AUD	1,015	684,711	691,925	—	(7,214)
Expiring 01/09/24	RBC	AUD	880	582,714	599,896	—	(17,182)
Expiring 01/09/24	SSB	AUD	1,615	1,060,272	1,100,944	—	(40,672)
Expiring 01/09/24	SSB	AUD	1,585	1,048,446	1,080,494	—	(32,048)
Expiring 01/09/24	SSB	AUD	810	539,954	552,177	—	(12,223)
Expiring 01/09/24	UAG	AUD	2,215	1,488,702	1,509,965	—	(21,263)
Brazilian Real,
Expiring 01/03/24	BARC	BRL	2,040	421,374	419,738	1,636	—
Expiring 01/03/24	CITI	BRL	3,405	698,447	700,592	—	(2,145)
Expiring 01/03/24	GSI	BRL	3,633	742,034	747,504	—	(5,470)
Expiring 01/03/24	MSI	BRL	4,998	1,032,367	1,028,359	4,008	—
Expiring 02/02/24	CITI	BRL	7,544	1,530,649	1,549,493	—	(18,844)
British Pound,
Expiring 01/09/24	BARC	GBP	542	693,260	690,904	2,356	—
Expiring 01/09/24	BARC	GBP	66	83,623	84,132	—	(509)
Expiring 01/09/24	BNP	GBP	1,359	1,721,629	1,732,357	—	(10,728)

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 01/09/24	BNP	GBP	851	$1,070,893	$1,084,795	$—	$(13,902)
Expiring 01/09/24	BNP	GBP	436	552,150	555,782	—	(3,632)
Expiring 01/09/24	BNP	GBP	338	423,410	430,858	—	(7,448)
Expiring 01/09/24	BOA	GBP	24,377	30,925,735	31,074,065	—	(148,330)
Expiring 01/09/24	BOA	GBP	7,219	9,158,341	9,202,267	—	(43,926)
Expiring 01/09/24	CITI	GBP	1,146	1,453,853	1,460,839	—	(6,986)
Expiring 01/09/24	GSI	GBP	2,123	2,659,901	2,706,249	—	(46,348)
Expiring 01/09/24	GSI	GBP	841	1,067,481	1,072,047	—	(4,566)
Expiring 01/09/24	GSI	GBP	428	542,241	545,584	—	(3,343)
Expiring 01/09/24	MSI	GBP	1,178	1,492,283	1,501,631	—	(9,348)
Expiring 01/09/24	SCB	GBP	1,887	2,396,507	2,405,414	—	(8,907)
Expiring 01/09/24	UAG	GBP	841	1,057,808	1,072,047	—	(14,239)
Expiring 01/09/24	UAG	GBP	841	1,072,442	1,072,047	395	—
Expiring 01/09/24	UAG	GBP	830	1,047,743	1,058,025	—	(10,282)
Expiring 01/09/24	UAG	GBP	829	1,048,039	1,056,750	—	(8,711)
Expiring 01/09/24	UAG	GBP	828	1,050,336	1,055,475	—	(5,139)
Expiring 01/09/24	UAG	GBP	725	924,285	924,178	107	—
Expiring 01/12/24	BNP	GBP	611	778,427	778,372	55	—
Expiring 01/12/24	HSBC	GBP	3,918	4,933,265	4,994,655	—	(61,390)
Expiring 01/12/24	TD	GBP	549	695,856	700,459	—	(4,603)
Expiring 01/19/24	DB	GBP	755	961,105	962,476	—	(1,371)
Expiring 01/19/24	HSBC	GBP	10,015	12,325,294	12,767,606	—	(442,312)
Canadian Dollar,
Expiring 01/09/24	BARC	CAD	1,440	1,079,602	1,086,933	—	(7,331)
Expiring 01/09/24	BNP	CAD	1,975	1,459,237	1,490,759	—	(31,522)
Expiring 01/09/24	BNP	CAD	915	687,838	690,655	—	(2,817)
Expiring 01/09/24	CITI	CAD	4,295	3,158,628	3,241,929	—	(83,301)
Expiring 01/09/24	CITI	CAD	1,975	1,459,791	1,490,759	—	(30,968)
Expiring 01/09/24	GSI	CAD	540	405,484	407,600	—	(2,116)
Expiring 01/09/24	JPM	CAD	1,425	1,048,579	1,075,611	—	(27,032)
Expiring 01/09/24	JPM	CAD	1,335	982,814	1,007,678	—	(24,864)
Expiring 01/09/24	MSI	CAD	425	322,344	320,796	1,548	—
Expiring 01/09/24	RBC	CAD	15,451	11,383,252	11,662,643	—	(279,391)
Expiring 01/09/24	RBC	CAD	1,470	1,103,875	1,109,578	—	(5,703)
Expiring 01/09/24	SSB	CAD	1,975	1,452,731	1,490,759	—	(38,028)
Expiring 01/09/24	SSB	CAD	1,445	1,077,249	1,090,708	—	(13,459)
Expiring 01/09/24	SSB	CAD	1,445	1,077,019	1,090,708	—	(13,689)
Expiring 01/09/24	SSB	CAD	591	435,978	446,096	—	(10,118)
Expiring 01/09/24	TD	CAD	1,425	1,050,501	1,075,611	—	(25,110)
Expiring 01/09/24	TD	CAD	920	689,910	694,430	—	(4,520)
Expiring 01/09/24	TD	CAD	460	345,245	347,215	—	(1,970)
Expiring 01/09/24	UAG	CAD	1,440	1,076,245	1,086,933	—	(10,688)
Expiring 01/09/24	UAG	CAD	1,440	1,076,137	1,086,934	—	(10,797)
Expiring 01/09/24	UAG	CAD	1,440	1,080,105	1,086,934	—	(6,829)
Expiring 01/09/24	UAG	CAD	915	691,610	690,656	954	—
Expiring 01/19/24	JPM	CAD	802	591,561	605,637	—	(14,076)
Expiring 01/19/24	TD	CAD	484	357,271	365,398	—	(8,127)
Chilean Peso,
Expiring 01/09/24	BOA	CLP	1,807,608	2,073,896	2,050,756	23,140	—
Expiring 01/09/24	BOA	CLP	419,018	480,746	475,382	5,364	—
Expiring 03/20/24	MSI	CLP	1,118,748	1,269,155	1,264,063	5,092	—
Chinese Renminbi,
Expiring 01/09/24	JPM	CNH	6,256	877,009	878,661	—	(1,652)
Expiring 01/09/24	JPM	CNH	4,063	565,644	570,652	—	(5,008)
Expiring 01/09/24	MSI	CNH	1,795	252,180	252,109	71	—

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi (cont’d.),
Expiring 01/09/24	UAG	CNH	3,780	$530,981	$530,904	$77	$—
Expiring 01/24/24	BOA	CNH	5,891	887,867	828,233	59,634	—
Expiring 01/30/24	BOA	CNH	18,104	2,511,000	2,546,327	—	(35,327)
Expiring 01/30/24	CITI	CNH	9,856	1,385,000	1,386,296	—	(1,296)
Expiring 01/30/24	GSI	CNH	80,198	11,045,403	11,279,874	—	(234,471)
Expiring 01/30/24	HSBC	CNH	17,203	2,411,000	2,419,658	—	(8,658)
Expiring 01/30/24	HSBC	CNH	9,621	1,334,000	1,353,149	—	(19,149)
Expiring 01/30/24	JPM	CNH	18,920	2,621,000	2,661,023	—	(40,023)
Expiring 01/30/24	MSI	CNH	9,641	1,334,000	1,355,939	—	(21,939)
Expiring 04/10/24	BOA	CNH	5,891	875,686	832,661	43,025	—
Colombian Peso,
Expiring 01/09/24	BNP	COP	278,190	69,357	71,623	—	(2,266)
Expiring 01/09/24	CITI	COP	556,380	139,130	143,246	—	(4,116)
Expiring 01/09/24	CITI	COP	533,900	132,872	137,459	—	(4,587)
Expiring 01/09/24	SCB	COP	3,210,201	804,360	826,502	—	(22,142)
Expiring 01/09/24	SCB	COP	1,020,030	253,928	262,618	—	(8,690)
Czech Koruna,
Expiring 01/09/24	BARC	CZK	3,780	167,881	168,965	—	(1,084)
Expiring 01/09/24	BARC	CZK	920	41,103	41,123	—	(20)
Expiring 01/09/24	BNP	CZK	3,140	139,485	140,358	—	(873)
Expiring 01/09/24	CITI	CZK	5,310	237,554	237,356	198	—
Expiring 01/09/24	HSBC	CZK	8,420	374,905	376,371	—	(1,466)
Expiring 01/09/24	JPM	CZK	6,764	300,792	302,349	—	(1,557)
Expiring 01/09/24	JPM	CZK	2,671	119,470	119,393	77	—
Expiring 01/09/24	JPM	CZK	370	16,556	16,539	17	—
Expiring 01/09/24	MSI	CZK	26,589	1,202,252	1,188,522	13,730	—
Expiring 01/09/24	UAG	CZK	3,750	166,427	167,624	—	(1,197)
Expiring 01/19/24	BARC	CZK	113,733	4,909,795	5,082,011	—	(172,216)
Expiring 01/19/24	DB	CZK	54,113	2,418,000	2,417,950	50	—
Expiring 01/19/24	GSI	CZK	33,582	1,429,970	1,500,574	—	(70,604)
Expiring 01/19/24	MSI	CZK	37,225	1,583,030	1,663,335	—	(80,305)
Danish Krone,
Expiring 01/09/24	DB	DKK	5,865	865,237	869,031	—	(3,794)
Euro,
Expiring 01/09/24	BARC	EUR	2,912	3,217,428	3,216,115	1,313	—
Expiring 01/09/24	BARC	EUR	987	1,078,873	1,090,078	—	(11,205)
Expiring 01/09/24	BARC	EUR	986	1,074,252	1,088,973	—	(14,721)
Expiring 01/09/24	BARC	EUR	624	694,068	689,167	4,901	—
Expiring 01/09/24	BNP	EUR	3,815	4,169,188	4,213,420	—	(44,232)
Expiring 01/09/24	BNP	EUR	2,454	2,648,467	2,710,284	—	(61,817)
Expiring 01/09/24	BNP	EUR	1,913	2,103,245	2,112,785	—	(9,540)
Expiring 01/09/24	BNP	EUR	1,856	2,026,561	2,049,831	—	(23,270)
Expiring 01/09/24	BNP	EUR	1,794	1,969,134	1,981,357	—	(12,223)
Expiring 01/09/24	BNP	EUR	941	1,034,309	1,039,274	—	(4,965)
Expiring 01/09/24	CITI	EUR	4,950	5,323,513	5,466,954	—	(143,441)
Expiring 01/09/24	CITI	EUR	3,828	4,196,826	4,227,778	—	(30,952)
Expiring 01/09/24	CITI	EUR	1,361	1,487,375	1,503,137	—	(15,762)
Expiring 01/09/24	CITI	EUR	1,360	1,489,101	1,502,032	—	(12,931)
Expiring 01/09/24	DB	EUR	123,141	135,416,631	136,001,252	—	(584,621)
Expiring 01/09/24	DB	EUR	24,844	27,320,639	27,438,588	—	(117,949)
Expiring 01/09/24	DB	EUR	1,484	1,621,779	1,638,982	—	(17,203)
Expiring 01/09/24	DB	EUR	957	1,050,018	1,056,944	—	(6,926)
Expiring 01/09/24	GSI	EUR	1,908	2,095,347	2,107,263	—	(11,916)
Expiring 01/09/24	GSI	EUR	1,480	1,613,244	1,634,564	—	(21,320)
Expiring 01/09/24	JPM	EUR	1,965	2,156,266	2,170,215	—	(13,949)

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/09/24	JPM	EUR	103	$113,059	$113,757	$—	$(698)
Expiring 01/09/24	MSI	EUR	2,454	2,650,197	2,710,284	—	(60,087)
Expiring 01/09/24	MSI	EUR	1,913	2,102,406	2,112,784	—	(10,378)
Expiring 01/09/24	MSI	EUR	1,361	1,488,294	1,503,136	—	(14,842)
Expiring 01/09/24	SSB	EUR	957	1,053,274	1,056,944	—	(3,670)
Expiring 01/09/24	TD	EUR	6,790	7,454,909	7,499,114	—	(44,205)
Expiring 01/09/24	UAG	EUR	1,980	2,137,947	2,186,782	—	(48,835)
Expiring 01/09/24	UAG	EUR	1,480	1,601,137	1,634,565	—	(33,428)
Expiring 01/09/24	UAG	EUR	990	1,070,780	1,093,391	—	(22,611)
Expiring 01/09/24	UAG	EUR	987	1,063,244	1,090,078	—	(26,834)
Expiring 01/09/24	UAG	EUR	987	1,077,343	1,090,077	—	(12,734)
Expiring 01/09/24	UAG	EUR	982	1,078,252	1,084,556	—	(6,304)
Expiring 01/09/24	UAG	EUR	956	1,052,236	1,055,840	—	(3,604)
Expiring 01/12/24	BARC	EUR	210	230,211	231,736	—	(1,525)
Expiring 01/12/24	BNP	EUR	69,232	75,828,148	76,472,448	—	(644,300)
Expiring 01/12/24	BNP	EUR	3,202	3,538,324	3,536,939	1,385	—
Expiring 01/12/24	JPM	EUR	314	342,836	346,550	—	(3,714)
Expiring 01/12/24	MSI	EUR	773	848,778	854,155	—	(5,377)
Expiring 01/12/24	TD	EUR	2,323	2,539,203	2,566,068	—	(26,865)
Expiring 01/19/24	BNP	EUR	33,029	35,199,209	36,494,319	—	(1,295,110)
Expiring 01/19/24	CITI	EUR	2,576	2,816,122	2,846,238	—	(30,116)
Expiring 01/19/24	DB	EUR	2,545	2,787,739	2,812,290	—	(24,551)
Expiring 01/19/24	DB	EUR	2,478	2,670,682	2,738,058	—	(67,376)
Expiring 01/19/24	DB	EUR	1,293	1,373,897	1,428,644	—	(54,747)
Expiring 01/19/24	HSBC	EUR	1,261	1,375,499	1,393,287	—	(17,788)
Expiring 01/19/24	MSI	EUR	21,050	22,454,036	23,258,597	—	(804,561)
Expiring 01/19/24	SSB	EUR	36,785	38,888,984	40,644,109	—	(1,755,125)
Expiring 01/19/24	TD	EUR	327	346,630	360,995	—	(14,365)
Hong Kong Dollar,
Expiring 04/12/24	SCB	HKD	10,395	1,338,217	1,334,387	3,830	—
Expiring 05/09/24	SCB	HKD	10,340	1,329,613	1,328,121	1,492	—
Hungarian Forint,
Expiring 01/09/24	BARC	HUF	184,246	534,581	530,249	4,332	—
Expiring 01/09/24	BARC	HUF	88,028	255,409	253,339	2,070	—
Expiring 01/09/24	BARC	HUF	24,200	69,456	69,646	—	(190)
Expiring 01/09/24	GSI	HUF	158,600	444,535	456,442	—	(11,907)
Expiring 01/09/24	JPM	HUF	53,000	151,452	152,531	—	(1,079)
Expiring 01/19/24	GSI	HUF	3,371,452	9,114,003	9,688,404	—	(574,401)
Expiring 01/19/24	GSI	HUF	617,080	1,729,000	1,773,278	—	(44,278)
Expiring 01/19/24	GSI	HUF	584,033	1,561,000	1,678,310	—	(117,310)
Expiring 01/19/24	UAG	HUF	478,930	1,380,191	1,376,280	3,911	—
Indian Rupee,
Expiring 01/09/24	JPM	INR	25,795	309,311	309,751	—	(440)
Expiring 01/09/24	JPM	INR	25,795	309,255	309,750	—	(495)
Expiring 01/09/24	MSI	INR	78,120	938,796	938,078	718	—
Indonesian Rupiah,
Expiring 01/09/24	BNP	IDR	50,188,665	3,250,182	3,260,440	—	(10,258)
Expiring 01/09/24	BNP	IDR	584,000	37,819	37,938	—	(119)
Israeli Shekel,
Expiring 01/09/24	BARC	ILS	8,438	2,304,237	2,330,961	—	(26,724)
Expiring 01/09/24	BARC	ILS	1,765	482,208	487,574	—	(5,366)
Expiring 01/09/24	BARC	ILS	1,124	306,940	310,500	—	(3,560)
Expiring 03/20/24	CITI	ILS	7,863	2,154,000	2,177,262	—	(23,262)
Expiring 03/20/24	CITI	ILS	6,938	1,880,194	1,921,037	—	(40,843)

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen,
Expiring 01/09/24	BARC	JPY	310,600	$2,120,071	$2,206,649	$—	$(86,578)
Expiring 01/09/24	BARC	JPY	148,400	1,045,199	1,054,304	—	(9,105)
Expiring 01/09/24	BARC	JPY	98,500	700,237	699,791	446	—
Expiring 01/09/24	BARC	JPY	49,300	350,427	350,250	177	—
Expiring 01/09/24	BNP	JPY	311,700	2,110,882	2,214,464	—	(103,582)
Expiring 01/09/24	BNP	JPY	228,400	1,558,626	1,622,662	—	(64,036)
Expiring 01/09/24	BNP	JPY	155,800	1,063,260	1,106,877	—	(43,617)
Expiring 01/09/24	BNP	JPY	143,600	1,012,132	1,020,202	—	(8,070)
Expiring 01/09/24	BNP	JPY	117,100	796,787	831,934	—	(35,147)
Expiring 01/09/24	CA	JPY	154,600	1,094,383	1,098,352	—	(3,969)
Expiring 01/09/24	CITI	JPY	615,100	4,266,254	4,369,961	—	(103,707)
Expiring 01/09/24	CITI	JPY	390,000	2,662,164	2,770,744	—	(108,580)
Expiring 01/09/24	CITI	JPY	390,000	2,663,250	2,770,744	—	(107,494)
Expiring 01/09/24	CITI	JPY	214,400	1,458,791	1,523,199	—	(64,408)
Expiring 01/09/24	CITI	JPY	197,100	1,401,556	1,400,292	1,264	—
Expiring 01/09/24	CWMC	JPY	3,232,386	22,086,503	22,964,401	—	(877,898)
Expiring 01/09/24	DB	JPY	232,300	1,630,938	1,650,369	—	(19,431)
Expiring 01/09/24	GSI	JPY	213,200	1,487,366	1,514,673	—	(27,307)
Expiring 01/09/24	GSI	JPY	154,600	1,095,241	1,098,351	—	(3,110)
Expiring 01/09/24	GSI	JPY	37,600	262,491	267,128	—	(4,637)
Expiring 01/09/24	JPM	JPY	429,200	2,971,949	3,049,240	—	(77,291)
Expiring 01/09/24	JPM	JPY	78,400	536,466	556,991	—	(20,525)
Expiring 01/09/24	MSI	JPY	503,800	3,517,079	3,579,234	—	(62,155)
Expiring 01/09/24	MSI	JPY	386,600	2,696,331	2,746,589	—	(50,258)
Expiring 01/09/24	MSI	JPY	310,600	2,119,977	2,206,649	—	(86,672)
Expiring 01/09/24	MSI	JPY	290,900	1,983,237	2,066,691	—	(83,454)
Expiring 01/09/24	MSI	JPY	212,900	1,453,763	1,512,542	—	(58,779)
Expiring 01/09/24	MSI	JPY	212,400	1,481,798	1,508,990	—	(27,192)
Expiring 01/09/24	SSB	JPY	76,000	536,392	539,940	—	(3,548)
Expiring 01/09/24	SSB	JPY	10,999	77,406	78,142	—	(736)
Expiring 01/09/24	UAG	JPY	155,200	1,084,435	1,102,614	—	(18,179)
Expiring 01/09/24	UAG	JPY	155,200	1,085,618	1,102,615	—	(16,997)
Expiring 01/09/24	UAG	JPY	155,200	1,058,833	1,102,615	—	(43,782)
Expiring 01/09/24	UAG	JPY	155,200	1,059,801	1,102,614	—	(42,813)
Expiring 01/09/24	UAG	JPY	154,600	1,093,398	1,098,352	—	(4,954)
Expiring 01/09/24	UAG	JPY	99,000	693,294	703,343	—	(10,049)
Expiring 01/16/24	SSB	JPY	984,700	6,726,525	7,003,448	—	(276,923)
Expiring 01/19/24	TD	JPY	118,297	806,175	841,753	—	(35,578)
Expiring 01/29/24	HSBC	JPY	3,349,000	22,707,697	23,867,590	—	(1,159,893)
Expiring 01/29/24	SG	JPY	2,480,700	16,805,715	17,679,406	—	(873,691)
Expiring 02/26/24	JPM	JPY	491,100	3,312,979	3,514,243	—	(201,264)
Expiring 03/04/24	BARC	JPY	1,257,600	8,545,690	9,009,171	—	(463,481)
Malaysian Ringgit,
Expiring 01/09/24	DB	MYR	11,134	2,399,207	2,429,802	—	(30,595)
Expiring 01/09/24	DB	MYR	1,176	252,898	256,642	—	(3,744)
Mexican Peso,
Expiring 01/09/24	BARC	MXN	18,550	1,073,620	1,090,431	—	(16,811)
Expiring 01/09/24	BARC	MXN	1,740	99,679	102,283	—	(2,604)
Expiring 01/09/24	BNP	MXN	10,200	580,302	599,590	—	(19,288)
Expiring 01/09/24	BOA	MXN	15,320	889,250	900,560	—	(11,310)
Expiring 01/09/24	CA	MXN	18,550	1,073,937	1,090,431	—	(16,494)
Expiring 01/09/24	CITI	MXN	2,420	139,438	142,255	—	(2,817)
Expiring 01/09/24	CITI	MXN	483	27,644	28,392	—	(748)
Expiring 01/09/24	GSI	MXN	76,240	4,422,043	4,481,639	—	(59,596)
Expiring 01/09/24	GSI	MXN	50,827	2,950,273	2,987,779	—	(37,506)

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 01/09/24	GSI	MXN	18,400	$1,073,951	$1,081,613	$—	$(7,662)
Expiring 01/09/24	GSI	MXN	15,140	866,153	889,980	—	(23,827)
Expiring 01/09/24	GSI	MXN	12,770	740,681	750,663	—	(9,982)
Expiring 01/09/24	GSI	MXN	8,513	494,140	500,422	—	(6,282)
Expiring 01/09/24	GSI	MXN	5,860	342,076	344,470	—	(2,394)
Expiring 01/09/24	HSBC	MXN	18,620	1,066,102	1,094,545	—	(28,443)
Expiring 01/09/24	JPM	MXN	18,560	1,076,685	1,091,018	—	(14,333)
Expiring 01/09/24	JPM	MXN	9,270	534,101	544,921	—	(10,820)
Expiring 01/09/24	JPM	MXN	3,055	175,258	179,583	—	(4,325)
Expiring 01/09/24	JPM	MXN	2,910	166,636	171,059	—	(4,423)
Expiring 01/09/24	JPM	MXN	1,290	76,039	75,830	209	—
Expiring 01/09/24	MSI	MXN	127,067	7,342,409	7,469,418	—	(127,009)
Expiring 01/09/24	MSI	MXN	21,283	1,229,812	1,251,085	—	(21,273)
Expiring 01/09/24	MSI	MXN	18,620	1,067,514	1,094,545	—	(27,031)
Expiring 01/09/24	MSI	MXN	2,410	138,459	141,668	—	(3,209)
Expiring 01/09/24	NWS	MXN	1,770	103,598	104,046	—	(448)
Expiring 01/09/24	RBC	MXN	6,310	363,341	370,923	—	(7,582)
Expiring 01/09/24	SSB	MXN	27,820	1,610,392	1,635,352	—	(24,960)
Expiring 01/09/24	SSB	MXN	15,350	883,901	902,324	—	(18,423)
Expiring 01/09/24	SSB	MXN	3,055	175,105	179,583	—	(4,478)
New Taiwanese Dollar,
Expiring 01/09/24	CITI	TWD	21,475	689,236	704,850	—	(15,614)
Expiring 03/20/24	BARC	TWD	102,563	3,349,000	3,399,256	—	(50,256)
Expiring 03/20/24	HSBC	TWD	119,546	3,890,204	3,962,120	—	(71,916)
Expiring 03/20/24	JPM	TWD	779,196	25,432,327	25,824,932	—	(392,605)
New Zealand Dollar,
Expiring 01/09/24	BARC	NZD	1,720	1,080,696	1,087,329	—	(6,633)
Expiring 01/09/24	BARC	NZD	870	540,478	549,986	—	(9,508)
Expiring 01/09/24	BARC	NZD	550	345,202	347,692	—	(2,490)
Expiring 01/09/24	CBA	NZD	11,816	7,274,816	7,469,697	—	(194,881)
Expiring 01/09/24	CITI	NZD	2,390	1,461,713	1,510,882	—	(49,169)
Expiring 01/09/24	CITI	NZD	2,365	1,457,550	1,495,078	—	(37,528)
Expiring 01/09/24	CITI	NZD	1,730	1,059,087	1,093,650	—	(34,563)
Expiring 01/09/24	MSI	NZD	4,295	2,614,100	2,715,161	—	(101,061)
Expiring 01/09/24	MSI	NZD	2,390	1,476,004	1,510,881	—	(34,877)
Expiring 01/09/24	MSI	NZD	1,715	1,055,476	1,084,168	—	(28,692)
Expiring 01/09/24	MSI	NZD	1,710	1,052,792	1,081,007	—	(28,215)
Expiring 01/09/24	MSI	NZD	1,710	1,051,689	1,081,007	—	(29,318)
Expiring 01/09/24	MSI	NZD	1,710	1,053,348	1,081,007	—	(27,659)
Expiring 01/09/24	SSB	NZD	3,550	2,233,201	2,244,196	—	(10,995)
Expiring 01/09/24	SSB	NZD	1,725	1,060,223	1,090,490	—	(30,267)
Expiring 01/09/24	SSB	NZD	1,715	1,054,228	1,084,168	—	(29,940)
Expiring 01/09/24	SSB	NZD	1,645	1,031,289	1,039,916	—	(8,627)
Expiring 01/09/24	SSB	NZD	805	495,095	508,896	—	(13,801)
Expiring 01/09/24	SSB	NZD	550	345,050	347,692	—	(2,642)
Norwegian Krone,
Expiring 01/09/24	BARC	NOK	5,840	542,078	574,975	—	(32,897)
Expiring 01/09/24	BARC	NOK	5,620	537,297	553,315	—	(16,018)
Expiring 01/09/24	CITI	NOK	29,040	2,660,984	2,859,121	—	(198,137)
Expiring 01/09/24	CITI	NOK	15,530	1,487,211	1,528,999	—	(41,788)
Expiring 01/09/24	CITI	NOK	4,500	429,861	443,046	—	(13,185)
Expiring 01/09/24	DB	NOK	25,269	2,371,679	2,487,849	—	(116,170)
Expiring 01/09/24	DB	NOK	11,640	1,107,889	1,146,011	—	(38,122)
Expiring 01/09/24	DB	NOK	10,470	1,034,753	1,030,819	3,934	—
Expiring 01/09/24	DB	NOK	7,050	693,019	694,105	—	(1,086)

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Norwegian Krone (cont’d.),
Expiring 01/09/24	DB	NOK	5,840	$536,657	$574,975	$—	$(38,318)
Expiring 01/09/24	DB	NOK	5,620	537,258	553,315	—	(16,057)
Expiring 01/09/24	GSI	NOK	11,080	1,075,772	1,090,876	—	(15,104)
Expiring 01/09/24	GSI	NOK	5,820	555,015	573,006	—	(17,991)
Expiring 01/09/24	GSI	NOK	5,650	542,501	556,268	—	(13,767)
Expiring 01/09/24	GSI	NOK	3,550	347,520	349,514	—	(1,994)
Expiring 01/09/24	JPM	NOK	10,680	1,037,744	1,051,495	—	(13,751)
Expiring 01/09/24	MSI	NOK	14,230	1,383,208	1,401,008	—	(17,800)
Expiring 01/09/24	UAG	NOK	6,040	575,200	594,666	—	(19,466)
Peruvian Nuevo Sol,
Expiring 01/09/24	CITI	PEN	650	175,311	175,646	—	(335)
Expiring 01/09/24	SCB	PEN	1,588	425,372	429,115	—	(3,743)
Expiring 03/20/24	BARC	PEN	9,139	2,442,294	2,464,204	—	(21,910)
Expiring 03/20/24	CITI	PEN	5,897	1,575,403	1,590,046	—	(14,643)
Expiring 03/20/24	MSI	PEN	8,236	2,179,590	2,220,594	—	(41,004)
Philippine Peso,
Expiring 01/09/24	JPM	PHP	12,160	218,638	219,584	—	(946)
Expiring 03/20/24	CITI	PHP	100,173	1,805,440	1,809,323	—	(3,883)
Expiring 03/20/24	SSB	PHP	217,852	3,894,249	3,934,840	—	(40,591)
Expiring 03/20/24	SSB	PHP	158,989	2,860,757	2,871,664	—	(10,907)
Polish Zloty,
Expiring 01/09/24	DB	PLN	2,085	526,264	529,825	—	(3,561)
Expiring 01/09/24	JPM	PLN	623	158,563	158,312	251	—
Expiring 01/09/24	MSI	PLN	4,237	1,075,094	1,076,676	—	(1,582)
Expiring 01/09/24	MSI	PLN	2,366	600,348	601,231	—	(883)
Expiring 01/19/24	BARC	PLN	6,419	1,467,000	1,630,978	—	(163,978)
Expiring 01/19/24	CITI	PLN	4,103	1,030,440	1,042,527	—	(12,087)
Expiring 01/19/24	CITI	PLN	2,499	631,560	634,897	—	(3,337)
Expiring 01/19/24	UAG	PLN	23,097	5,406,017	5,868,320	—	(462,303)
Romanian Leu,
Expiring 01/09/24	BARC	RON	1,176	259,986	260,954	—	(968)
Expiring 01/09/24	BNP	RON	833	184,149	184,842	—	(693)
Expiring 01/09/24	UAG	RON	622	137,498	138,021	—	(523)
Singapore Dollar,
Expiring 01/09/24	BARC	SGD	35	26,568	26,534	34	—
Expiring 01/09/24	BNP	SGD	2,363	1,776,646	1,791,434	—	(14,788)
Expiring 01/09/24	CWMC	SGD	315	237,130	238,807	—	(1,677)
Expiring 01/09/24	JPM	SGD	180	134,285	136,461	—	(2,176)
Expiring 03/20/24	BNYM	SGD	7,383	5,523,305	5,615,030	—	(91,725)
South African Rand,
Expiring 01/09/24	BOA	ZAR	8,310	453,424	453,859	—	(435)
Expiring 01/09/24	GSI	ZAR	16,860	910,766	920,826	—	(10,060)
Expiring 01/09/24	GSI	ZAR	16,600	880,100	906,626	—	(26,526)
Expiring 01/09/24	GSI	ZAR	16,510	881,577	901,710	—	(20,133)
Expiring 01/09/24	GSI	ZAR	16,210	871,618	885,326	—	(13,708)
Expiring 01/09/24	MSI	ZAR	57,366	3,086,367	3,133,101	—	(46,734)
South Korean Won,
Expiring 01/09/24	BARC	KRW	597,140	460,578	460,737	—	(159)
Expiring 01/09/24	BOA	KRW	10,154,006	7,866,566	7,834,569	31,997	—
Expiring 01/09/24	BOA	KRW	4,221,593	3,270,575	3,257,272	13,303	—
Expiring 01/09/24	BOA	KRW	1,415,030	1,080,341	1,091,801	—	(11,460)
Expiring 01/09/24	CITI	KRW	894,460	689,372	690,142	—	(770)
Expiring 01/09/24	CITI	KRW	702,870	543,386	542,316	1,070	—
Expiring 01/09/24	CITI	KRW	695,280	535,160	536,460	—	(1,300)
Expiring 01/09/24	JPM	KRW	1,882,570	1,462,986	1,452,543	10,443	—

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 01/09/24	JPM	KRW	1,793,090	$1,393,232	$1,383,502	$9,730	$—
Expiring 01/09/24	JPM	KRW	1,411,650	1,085,467	1,089,193	—	(3,726)
Expiring 01/09/24	MSI	KRW	2,716,110	2,098,030	2,095,680	2,350	—
Expiring 03/20/24	BARC	KRW	7,669,484	5,848,228	5,950,356	—	(102,128)
Swedish Krona,
Expiring 01/09/24	BARC	SEK	10,950	1,062,310	1,086,144	—	(23,834)
Expiring 01/09/24	BNP	SEK	15,400	1,508,948	1,527,545	—	(18,597)
Expiring 01/09/24	BNP	SEK	15,260	1,458,132	1,513,658	—	(55,526)
Expiring 01/09/24	CITI	SEK	7,690	770,267	762,780	7,487	—
Expiring 01/09/24	DB	SEK	114,002	11,048,011	11,307,999	—	(259,988)
Expiring 01/09/24	DB	SEK	10,960	1,078,955	1,087,136	—	(8,181)
Expiring 01/09/24	DB	SEK	9,872	956,702	979,216	—	(22,514)
Expiring 01/09/24	DB	SEK	6,870	691,827	681,444	10,383	—
Expiring 01/09/24	GSI	SEK	15,340	1,466,203	1,521,594	—	(55,391)
Expiring 01/09/24	GSI	SEK	11,120	1,084,591	1,103,007	—	(18,416)
Expiring 01/09/24	GSI	SEK	5,480	539,523	543,568	—	(4,045)
Expiring 01/09/24	GSI	SEK	2,970	293,141	294,598	—	(1,457)
Expiring 01/09/24	JPM	SEK	10,245	984,872	1,016,215	—	(31,343)
Expiring 01/09/24	JPM	SEK	10,245	983,760	1,016,214	—	(32,454)
Expiring 01/09/24	JPM	SEK	6,990	687,636	693,346	—	(5,710)
Expiring 01/09/24	JPM	SEK	5,170	516,281	512,818	3,463	—
Expiring 01/09/24	JPM	SEK	2,780	273,422	275,752	—	(2,330)
Expiring 01/09/24	MSI	SEK	16,670	1,597,578	1,653,518	—	(55,940)
Expiring 01/09/24	MSI	SEK	6,980	689,966	692,354	—	(2,388)
Expiring 01/09/24	UAG	SEK	11,120	1,084,112	1,103,007	—	(18,895)
Expiring 01/09/24	UAG	SEK	10,950	1,066,223	1,086,144	—	(19,921)
Expiring 01/09/24	UAG	SEK	6,870	691,681	681,444	10,237	—
Swiss Franc,
Expiring 01/09/24	BARC	CHF	1,400	1,609,375	1,666,526	—	(57,151)
Expiring 01/09/24	BARC	CHF	930	1,078,117	1,107,049	—	(28,932)
Expiring 01/09/24	BARC	CHF	585	700,647	696,370	4,277	—
Expiring 01/09/24	BARC	CHF	440	526,040	523,765	2,275	—
Expiring 01/09/24	BNP	CHF	6,397	7,359,179	7,614,831	—	(255,652)
Expiring 01/09/24	BNP	CHF	3,388	3,897,592	4,032,991	—	(135,399)
Expiring 01/09/24	BNP	CHF	1,405	1,600,322	1,672,477	—	(72,155)
Expiring 01/09/24	BNP	CHF	1,275	1,462,835	1,517,729	—	(54,894)
Expiring 01/09/24	BNP	CHF	1,275	1,467,866	1,517,728	—	(49,862)
Expiring 01/09/24	BNP	CHF	935	1,083,264	1,113,000	—	(29,736)
Expiring 01/09/24	BNP	CHF	870	997,544	1,035,626	—	(38,082)
Expiring 01/09/24	BNP	CHF	590	700,913	702,321	—	(1,408)
Expiring 01/09/24	BNP	CHF	440	527,896	523,765	4,131	—
Expiring 01/09/24	CITI	CHF	1,285	1,484,768	1,529,633	—	(44,865)
Expiring 01/09/24	CITI	CHF	650	772,651	773,744	—	(1,093)
Expiring 01/09/24	CITI	CHF	640	762,263	761,840	423	—
Expiring 01/09/24	CITI	CHF	580	692,347	690,418	1,929	—
Expiring 01/09/24	CITI	CHF	295	344,994	351,160	—	(6,166)
Expiring 01/09/24	DB	CHF	925	1,059,563	1,101,097	—	(41,534)
Expiring 01/09/24	GSI	CHF	1,760	2,027,472	2,095,060	—	(67,588)
Expiring 01/09/24	GSI	CHF	1,185	1,382,263	1,410,595	—	(28,332)
Expiring 01/09/24	JPM	CHF	1,750	2,003,370	2,083,156	—	(79,786)
Expiring 01/09/24	JPM	CHF	1,285	1,470,100	1,529,632	—	(59,532)
Expiring 01/09/24	JPM	CHF	875	1,008,192	1,041,578	—	(33,386)
Expiring 01/09/24	JPM	CHF	640	760,957	761,840	—	(883)
Expiring 01/09/24	UAG	CHF	2,340	2,661,332	2,785,478	—	(124,146)
Expiring 01/09/24	UAG	CHF	1,290	1,491,447	1,535,584	—	(44,137)

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swiss Franc (cont’d.),
Expiring 01/09/24	UAG	CHF	930	$1,071,258	$1,107,049	$—	$(35,791)
Expiring 01/09/24	UAG	CHF	590	685,176	702,322	—	(17,146)
Expiring 01/09/24	UAG	CHF	590	701,873	702,322	—	(449)
Expiring 01/09/24	UAG	CHF	585	698,849	696,370	2,479	—
Expiring 01/19/24	GSI	CHF	974	1,091,561	1,161,181	—	(69,620)
Thai Baht,
Expiring 01/09/24	BARC	THB	115,762	3,329,843	3,394,759	—	(64,916)
Expiring 01/09/24	BARC	THB	13,190	372,178	386,801	—	(14,623)
Expiring 01/09/24	BARC	THB	11,450	324,823	335,775	—	(10,952)
Expiring 01/09/24	BARC	THB	4,730	135,439	138,709	—	(3,270)
Expiring 01/09/24	BARC	THB	1,190	34,230	34,897	—	(667)
Expiring 01/09/24	UAG	THB	5,710	162,284	167,448	—	(5,164)
Expiring 03/20/24	MSI	THB	45,887	1,290,995	1,353,847	—	(62,852)

				$1,052,833,488	$1,073,985,984	311,355	(21,463,851)

						$12,192,078	$(21,678,077)

Cross currency exchange contracts outstanding at December 31, 2023:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
01/19/24	Buy	EUR	654	HUF	252,315	$—	$(2,459)	BARC
01/19/24	Buy	EUR	1,419	PLN	6,469	—	(75,617)	BOA
01/19/24	Buy	PLN	7,131	EUR	1,625	15,897	—	MSI

						$15,897	$(78,076)

Credit default swap agreements outstanding at December 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Gazprom PAO	06/20/24	1.000%(Q)		606	$48,212	$91,115	$(42,903)	BARC
Kingdom of Morocco	12/20/27	1.000%(Q)		485	(1,779)	10,361	(12,140)	BNP
Republic of Italy	12/20/27	1.000%(Q)	EUR	700	(17,334)	(21,012)	3,678	BARC
Republic of South Africa	12/20/28	1.000%(Q)		1,600	72,298	155,476	(83,178)	JPM
Republic of South Africa	12/20/28	1.000%(Q)		1,200	54,223	114,118	(59,895)	MSI

					$155,620	$350,058	$(194,438)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Bank of America Corp.	06/20/24	1.000%(Q)	2,480	0.309%	$8,940	$566	$8,374	GSI
Emirate of Abu Dhabi	06/20/24	1.000%(Q)	440	0.121%	1,979	1,783	196	BNP

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Credit default swap agreements outstanding at December 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
International Bank for Reconstruction & Development	03/20/24	0.250%(Q)		12,410	0.039%	$6,914	$2,656	$4,258	BOA
International Bank for Reconstruction & Development	03/20/24	0.250%(Q)		2,500	0.039%	1,393	535	858	BOA
Republic of Estonia	12/20/26	1.000%(Q)		250	0.507%	3,542	1,407	2,135	JPM
Republic of Poland	06/20/24	1.000%(Q)		585	0.108%	2,668	213	2,455	BNP
U.S. Treasury Notes	06/20/24	0.250%(Q)	EUR	815	0.331%	(272)	(610)	338	BNP
U.S. Treasury Notes	12/20/24	0.250%(Q)	EUR	5,000	0.363%	(5,571)	(11,508)	5,937	BNP

						$19,593	$(4,958)	$24,551

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.41.V1	12/20/28	1.000%(Q)	65,100	$(1,230,083)	$(1,284,456)	$(54,373)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Inflation swap agreements outstanding at December 31, 2023:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Inflation Swap Agreements:
EUR	6,150	02/15/28	2.310%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	$63,125	$—	$63,125	MSI
EUR	6,386	02/15/28	2.403%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	98,393	—	98,393	MSI
EUR	6,387	02/15/28	2.405%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	99,116	—	99,116	MSI
EUR	6,150	02/15/33	2.324%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(94,229)	—	(94,229)	MSI
EUR	6,387	02/15/33	2.380%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(137,087)	—	(137,087)	MSI
EUR	6,386	02/15/33	2.395%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(147,698)	—	(147,698)	MSI
	3,570	09/15/28	2.595%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	36,472	—	36,472	JPM
	1,820	09/15/28	2.605%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	19,448	—	19,448	CITI
	3,120	09/15/28	2.605%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	33,339	—	33,339	JPM
	4,360	09/15/28	2.615%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	48,637	—	48,637	CITI
	3,570	09/15/33	2.630%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(58,667)	—	(58,667)	JPM
	3,120	09/15/33	2.631%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(51,624)	—	(51,624)	JPM
	1,820	09/15/33	2.635%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(30,730)	—	(30,730)	CITI
	4,360	09/15/33	2.650%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(79,530)	—	(79,530)	CITI

					$(201,035)	$—	$(201,035)

Interest rate swap agreements outstanding at December 31, 2023:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
AUD	8,977	12/20/26	4.380%(Q)	3 Month BBSW(2)(Q)/ 4.358%	$46,978	$102,022	$55,044
AUD	2,055	12/03/27	2.600%(S)	6 Month BBSW(2)(S)/ 4.445%	(59,415)	(70,063)	(10,648)
AUD	2,105	09/17/28	3.875%(Q)	3 Month BBSW(2)(Q)/ 4.358%	598	9,383	8,785
AUD	1,351	03/20/29	4.250%(S)	6 Month BBSW(2)(S)/ 4.445%	(1,695)	13,914	15,609
AUD	1,785	12/03/31	2.750%(S)	6 Month BBSW(2)(S)/4.445%	142,773	(113,326)	(256,099)
AUD	1,594	09/20/33	4.594%(S)	6 Month BBSW(2)(S)/ 4.445%	2,279	5,845	3,566
AUD	805	12/03/33	2.800%(S)	6 Month BBSW(2)(S)/ 4.445%	(66,366)	(63,304)	3,062
AUD	678	03/20/34	4.469%(S)	6 Month BBSW(2)(S)/ 4.445%	(2,525)	10,846	13,371
AUD	160	12/03/38	2.900%(S)	6 Month BBSW(2)(S)/ 4.445%	(17,808)	(17,530)	278
AUD	530	12/03/52	2.900%(S)	6 Month BBSW(2)(S)/ 4.445%	(52,724)	(78,205)	(25,481)
CAD	3,505	12/03/26	2.550%(S)	3 Month CDOR(2)(S)/ 5.448%	97,644	(99,485)	(197,129)
CAD	2,078	09/17/28	2.938%(S)	1 Day CORRA(1)(S)/ 5.060%	(1,257)	(13,499)	(12,242)
CAD	2,597	03/20/29	3.875%(S)	1 Day CORRA(1)(S)/ 5.060%	(3,624)	(77,155)	(73,531)
CAD	805	12/03/30	3.500%(S)	1 Day CORRA(2)(S)/ 5.060%	(3,939)	16,106	20,045
CAD	1,500	12/03/32	2.700%(S)	3 Month CDOR(2)(S)/ 5.448%	(50,128)	(62,749)	(12,621)
CAD	1,479	09/20/33	3.313%(S)	1 Day CORRA(2)(S)/ 5.060%	(568)	14,874	15,442
CAD	686	03/20/34	3.781%(S)	1 Day CORRA(1)(S)/ 5.060%	(2,356)	(33,324)	(30,968)
CAD	575	12/03/41	2.800%(S)	3 Month CDOR(2)(S)/ 5.448%	48,968	(42,439)	(91,407)
CAD	145	12/03/43	3.550%(S)	1 Day CORRA(2)(S)/ 5.060%	(131)	6,159	6,290
CAD	2,020	12/03/50	2.800%(S)	3 Month CDOR(2)(S)/ 5.448%	210,026	(156,194)	(366,220)
CHF	1,500	08/10/31	(0.220)%(A)	1 Day SARON(2)(A)/ 1.695%	—	(189,181)	(189,181)

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CHF	1,070	12/20/33	1.220%(A)	1 Day SARON(1)(A)/ 1.695%	$(2,900)	$(7,030)	$(4,130)
CLP	278,800	08/12/26	3.620%(S)	1 Day CLOIS(2)(S)/ 8.250%	—	(17,530)	(17,530)
CLP	800,000	02/06/33	5.200%(S)	1 Day CLOIS(1)(S)/ 8.250%	—	(8,063)	(8,063)
CLP	339,000	02/23/33	5.570%(S)	1 Day CLOIS(1)(S)/ 8.250%	—	(15,395)	(15,395)
CLP	693,000	02/27/33	5.550%(S)	1 Day CLOIS(1)(S)/ 8.250%	—	(30,760)	(30,760)
CNH	40,450	05/11/25	2.300%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	12,653	21,116	8,463
CNH	109,540	08/20/26	2.440%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	(259)	154,982	155,241
CNH	60,000	12/06/27	2.820%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	204,789	204,789
CNH	6,425	04/26/28	2.790%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	21,480	21,480
CNH	1,715	05/11/28	2.600%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	1,843	3,861	2,018
CNH	13,300	06/01/28	2.473%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	19,083	19,083
CNH	222,638	12/20/28	2.461%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	276,623	276,623
CNH	4,201	03/20/29	2.313%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	672	803	131
COP	952,000	08/12/31	5.910%(Q)	1 Day COOIS(2)(Q)/ 12.048%	—	(23,501)	(23,501)
CZK	25,000	08/12/26	2.062%(A)	6 Month PRIBOR(2)(S)/ 6.430%	—	(76,087)	(76,087)
DKK	4,500	04/08/32	1.581%(A)	6 Month CIBOR(2)(S)/ 3.927%	(27,798)	(51,967)	(24,169)
EUR	34,170	11/23/24	(0.046)%(A)	6 Month EURIBOR(2)(S)/ 3.861%	—	(1,380,166)	(1,380,166)
EUR	18,860	12/02/24	(0.285)%(A)	6 Month EURIBOR(2)(S)/ 3.861%	—	(797,691)	(797,691)
EUR	798	03/20/29	3.094%(A)	6 Month EURIBOR(2)(S)/ 3.861%	(1,408)	30,443	31,851
EUR	1,267	06/17/29	2.438%(A)	6 Month EURIBOR(2)(S)/ 3.861%	(61)	7,904	7,965
EUR	2,795	08/15/32	2.940%(A)	6 Month EURIBOR(1)(S)/ 3.861%	(7,446)	(103,331)	(95,885)
EUR	2,870	03/20/33	2.996%(A)	6 Month EURIBOR(2)(S)/ 3.861%	—	173,061	173,061
EUR	1,220	12/20/33	2.630%(A)	1 Day EuroSTR(2)(A)/ 3.882%	11,002	40,514	29,512
EUR	948	12/20/33	2.844%(A)	6 Month EURIBOR(2)(S)/ 3.861%	(566)	12,451	13,017
EUR	414	03/20/34	3.125%(A)	6 Month EURIBOR(2)(S)/ 3.861%	80	26,824	26,744
EUR	2,055	03/20/38	2.982%(A)	6 Month EURIBOR(1)(S)/ 3.861%	—	(142,097)	(142,097)
EUR	950	11/24/41	0.565%(A)	6 Month EURIBOR(1)(S)/ 3.861%	—	157,556	157,556
EUR	950	11/24/41	0.600%(A)	3 Month EURIBOR(2)(Q)/ 3.909%	—	(165,779)	(165,779)
EUR	2,303	11/25/41	0.629%(A)	6 Month EURIBOR(1)(S)/ 3.861%	—	369,989	369,989
EUR	2,303	11/25/41	0.663%(A)	3 Month EURIBOR(2)(Q)/ 3.909%	—	(390,203)	(390,203)
EUR	1,355	02/17/42	0.536%(A)	6 Month EURIBOR(2)(S)/ 3.861%	—	(451,861)	(451,861)
EUR	1,140	03/22/42	1.257%(A)	6 Month EURIBOR(1)(S)/ 3.861%	—	123,743	123,743
EUR	1,140	03/22/42	1.310%(A)	3 Month EURIBOR(2)(Q)/ 3.909%	—	(132,458)	(132,458)
EUR	1,720	02/24/43	2.910%(A)	6 Month EURIBOR(1)(S)/ 3.861%	1,426	(131,434)	(132,860)
EUR	1,720	02/24/43	2.960%(A)	3 Month EURIBOR(2)(Q)/ 3.909%	(862)	149,372	150,234
EUR	580	08/15/48	2.660%(A)	6 Month EURIBOR(1)(S)/ 3.861%	8,555	(25,111)	(33,666)
GBP	1,630	05/08/25	1.000%(A)	1 Day SONIA(2)(A)/ 5.187%	(78,242)	(146,662)	(68,420)
GBP	1,770	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/ 5.187%	(64,763)	202,037	266,800
GBP	5,720	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/ 5.187%	(79,241)	652,911	732,152
GBP	145	05/08/27	1.050%(A)	1 Day SONIA(1)(A)/ 5.187%	6,877	19,394	12,517
GBP	6,520	05/08/27	1.050%(A)	1 Day SONIA(1)(A)/ 5.187%	336,565	872,084	535,519
GBP	4,685	05/08/28	1.100%(A)	1 Day SONIA(1)(A)/ 5.187%	722,360	714,125	(8,235)
GBP	2,895	05/08/29	1.100%(A)	1 Day SONIA(2)(A)/ 5.187%	(361,027)	(491,732)	(130,705)
GBP	1,149	06/17/29	3.500%(A)	1 Day SONIA(1)(A)/ 5.187%	248	(22,945)	(23,193)
GBP	1,521	06/19/29	3.813%(A)	1 Day SONIA(1)(A)/ 5.187%	3	(57,121)	(57,124)
GBP	4,145	05/08/30	1.100%(A)	1 Day SONIA(2)(A)/ 5.187%	(802,754)	(786,698)	16,056
GBP	3,543	12/07/30	1.009%(A)	1 Day SONIA(2)(A)/ 5.187%	—	(635,922)	(635,922)
GBP	10,685	05/08/31	1.150%(A)	1 Day SONIA(1)(A)/ 5.187%	(823,326)	2,191,340	3,014,666
GBP	600	05/08/31	1.150%(A)	1 Day SONIA(1)(A)/ 5.187%	(13,825)	123,051	136,876
GBP	3,585	05/08/33	1.150%(A)	1 Day SONIA(2)(A)/ 5.187%	(791,099)	(885,539)	(94,440)
GBP	389	06/19/34	3.719%(A)	1 Day SONIA(1)(A)/ 5.187%	80	(21,401)	(21,481)

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
GBP	3,285	05/08/37	1.200%(A)	1 Day SONIA(1)(A)/ 5.187%	$1,030,864	$1,070,345	$39,481
GBP	3,600	05/08/38	1.200%(A)	1 Day SONIA(2)(A)/ 5.187%	(1,064,234)	(1,234,901)	(170,667)
GBP	1,680	05/08/41	1.250%(A)	1 Day SONIA(2)(A)/ 5.187%	235,207	(652,463)	(887,670)
GBP	1,280	05/08/42	1.250%(A)	1 Day SONIA(1)(A)/ 5.187%	127,544	518,057	390,513
GBP	1,110	05/08/43	1.250%(A)	1 Day SONIA(1)(A)/ 5.187%	420,545	463,522	42,977
GBP	5,675	05/08/46	1.250%(A)	1 Day SONIA(2)(A)/ 5.187%	215,428	(2,607,172)	(2,822,600)
GBP	900	05/08/48	1.250%(A)	1 Day SONIA(1)(A)/ 5.187%	385,636	433,125	47,489
HKD	70,298	06/21/24	5.030%(Q)	3 Month HIBOR(1)(Q)/ 5.152%	(9,460)	(7,836)	1,624
HUF	70,000	08/10/31	2.748%(A)	6 Month BUBOR(2)(S)/ 9.590%	—	(46,898)	(46,898)
ILS	1,445	08/12/31	1.120%(A)	3 Month TELBOR(2)(Q)/ 4.515%	—	(65,093)	(65,093)
JPY	280,000	07/08/24	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.039)%	(1,414)	(830)	584
JPY	1,100,000	03/06/25	0.197%(A)	1 Day TONAR(2)(A)/ (0.039)%	—	24,615	24,615
JPY	349,000	07/08/26	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.039)%	5,245	(19,133)	(24,378)
JPY	182,881	06/18/28	0.469%(A)	1 Day TONAR(2)(A)/ (0.039)%	(11,519)	(3,832)	7,687
JPY	870,000	07/08/28	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.039)%	6,706	(133,062)	(139,768)
JPY	237,600	07/31/28	0.268%(A)	1 Day TONAR(2)(A)/ (0.039)%	—	(10,576)	(10,576)
JPY	180,000	07/08/30	(0.050)%(A)	1 Day TONAR(1)(A)/ (0.039)%	59,416	53,550	(5,866)
JPY	930,000	07/08/31	0.000%(A)	1 Day TONAR(2)(A)/ (0.039)%	12,940	(331,720)	(344,660)
JPY	561,000	07/08/32	0.050%(A)	1 Day TONAR(2)(A)/ (0.039)%	(193,562)	(232,887)	(39,325)
JPY	260,000	07/08/33	0.100%(A)	1 Day TONAR(2)(A)/ (0.039)%	(129,237)	(122,339)	6,898
JPY	55,620	06/19/34	1.094%(A)	1 Day TONAR(2)(A)/ (0.039)%	(38)	6,309	6,347
JPY	350,000	07/08/37	0.150%(A)	1 Day TONAR(2)(A)/ (0.039)%	(192,356)	(282,061)	(89,705)
JPY	130,000	07/08/38	0.200%(A)	1 Day TONAR(2)(A)/ (0.039)%	(110,388)	(111,531)	(1,143)
JPY	553,500	07/08/41	0.250%(A)	1 Day TONAR(2)(A)/ (0.039)%	20,389	(616,304)	(636,693)
JPY	52,000	09/02/41	0.227%(A)	1 Day TONAR(2)(A)/ (0.039)%	—	(60,327)	(60,327)
JPY	330,000	07/08/46	0.350%(A)	1 Day TONAR(2)(A)/ (0.039)%	40,902	(470,851)	(511,753)
JPY	50,000	07/08/48	0.450%(A)	1 Day TONAR(2)(A)/ (0.039)%	(42,396)	(70,912)	(28,516)
JPY	387,000	07/08/51	0.450%(A)	1 Day TONAR(2)(A)/ (0.039)%	46,324	(618,796)	(665,120)
JPY	36,000	09/02/51	0.393%(A)	1 Day TONAR(2)(A)/ (0.039)%	—	(61,524)	(61,524)
JPY	45,300	07/31/53	1.102%(A)	1 Day TONAR(1)(A)/ (0.039)%	—	24,988	24,988
KRW	1,837,000	08/04/24	3.145%(Q)	3 Month KWCDC(2)(Q)/ 3.830%	—	(6,112)	(6,112)
KRW	1,138,000	03/02/25	3.810%(Q)	3 Month KWCDC(2)(Q)/ 3.830%	—	3,281	3,281
KRW	270,000	04/19/28	3.135%(Q)	3 Month KWCDC(2)(Q)/ 3.830%	—	656	656
KRW	5,400,000	08/13/31	1.630%(Q)	3 Month KWCDC(2)(Q)/ 3.830%	—	(405,403)	(405,403)
KRW	790,215	03/10/33	3.150%(Q)	3 Month KWCDC(2)(Q)/ 3.830%	(12,211)	8,189	20,400
KRW	125,000	11/24/33	3.610%(Q)	3 Month KWCDC(2)(Q)/ 3.830%	—	5,280	5,280
MXN	11,667	09/13/28	8.224%(M)	28 Day Mexican Interbank Rate(2)(M)/ 11.503%	—	(11,028)	(11,028)
MXN	3,684	12/13/28	8.900%(M)	28 Day Mexican Interbank Rate(2)(M)/ 11.503%	—	2,789	2,789
MXN	13,200	04/19/32	8.945%(M)	28 Day Mexican Interbank Rate(2)(M)/ 11.503%	—	22,274	22,274
MXN	2,099	12/07/33	9.730%(M)	28 Day Mexican Interbank Rate(2)(M)/ 11.503%	—	10,599	10,599
MXN	2,252	03/08/34	8.325%(M)	28 Day Mexican Interbank Rate(2)(M)/ 11.503%	—	(234)	(234)
NOK	15,548	03/18/29	3.938%(A)	6 Month NIBOR(1)(S)/ 4.840%	444	(35,434)	(35,878)
NOK	20,594	03/20/29	4.250%(A)	6 Month NIBOR(1)(S)/ 4.840%	8,326	(81,645)	(89,971)
NOK	2,085	08/10/31	1.460%(A)	6 Month NIBOR(2)(S)/ 4.840%	—	(29,033)	(29,033)
NOK	4,810	03/20/34	4.031%(A)	6 Month NIBOR(1)(S)/ 4.840%	1,372	(29,475)	(30,847)
NZD	8,986	12/20/26	5.060%(S)	3 Month BBR(1)(Q)/ 5.635%	(24,895)	(111,057)	(86,162)
NZD	1,491	06/19/29	4.563%(S)	3 Month BBR(2)(Q)/ 5.635%	(2,751)	26,725	29,476
NZD	795	08/10/31	1.876%(S)	3 Month BBR(2)(Q)/ 5.635%	—	(72,656)	(72,656)
NZD	1,622	12/20/33	4.625%(S)	3 Month BBR(2)(Q)/ 5.635%	(2,342)	15,801	18,143
NZD	828	06/19/34	4.656%(S)	3 Month BBR(2)(Q)/ 5.635%	(2,506)	24,512	27,018
PLN	1,000	11/09/31	2.845%(A)	6 Month WIBOR(2)(S)/ 5.820%	—	(26,372)	(26,372)
SEK	14,738	12/17/28	3.219%(A)	3 Month STIBOR(1)(Q)/ 4.052%	857	(48,312)	(49,169)
SEK	9,839	06/19/29	2.469%(A)	3 Month STIBOR(2)(Q)/ 4.052%	(473)	12,116	12,589
SEK	7,600	08/10/31	0.530%(A)	3 Month STIBOR(2)(Q)/ 4.052%	—	(97,282)	(97,282)

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
SGD	1,200	07/29/31	1.120%(S)	1 Day SORA(2)(S)/ 3.624%	$(3,905)	$(99,207)	$(95,302)
THB	38,500	08/17/31	1.320%(Q)	1 Day THOR(2)(Q)/ 2.495%	—	(95,298)	(95,298)
TWD	62,800	02/17/28	1.390%(Q)	3 Month TAIBOR(1)(Q)/ 1.494%	—	(6,474)	(6,474)
	54,250	02/21/24	5.170%(T)	1 Day SOFR(2)(T)/ 5.380%	—	(58,228)	(58,228)
	9,253	06/21/24	5.440%(T)	1 Day SOFR(2)(T)/ 5.380%	11,643	13,133	1,490
	36,490	07/31/24	5.406%(T)	1 Day SOFR(2)(T)/ 5.380%	—	53,721	53,721
	73,405	08/14/24	5.298%(T)	1 Day SOFR(2)(T)/ 5.380%	—	50,754	50,754
	248,560	08/31/24	5.384%(T)	1 Day SOFR(2)(T)/ 5.380%	—	475,883	475,883
	35,230	10/04/24	5.472%(T)	1 Day SOFR(2)(T)/ 5.380%	—	130,694	130,694
	13,356	03/08/25	4.919%(A)	1 Day SOFR(2)(A)/ 5.380%	—	19,606	19,606
	24,592	03/08/25	4.946%(A)	1 Day SOFR(2)(A)/ 5.380%	—	49,609	49,609
	31,376	03/09/25	5.110%(A)	1 Day SOFR(2)(A)/ 5.380%	—	164,429	164,429
	71,142	03/10/25	5.088%(A)	1 Day SOFR(2)(A)/ 5.380%	—	276,566	276,566
	88,635	08/31/25	4.805%(A)	1 Day SOFR(1)(A)/ 5.380%	—	(571,026)	(571,026)
	16,320	09/25/26	4.699%(A)	1 Day SOFR(1)(A)/ 5.380%	3,019	(337,094)	(340,113)
	6,390	09/25/26	4.699%(A)	1 Day SOFR(1)(A)/ 5.380%	—	(131,987)	(131,987)
	3,453	08/15/28	1.220%(A)	1 Day SOFR(1)(A)/ 5.380%	—	396,639	396,639
	4,670	09/05/28	4.027%(A)	1 Day SOFR(1)(A)/ 5.380%	—	(73,175)	(73,175)
	3,480	09/28/28	4.396%(A)	1 Day SOFR(1)(A)/ 5.380%	—	(117,781)	(117,781)
	3,650	11/07/28	4.223%(A)	1 Day SOFR(1)(A)/ 5.380%	—	(102,616)	(102,616)
	1,406	03/18/29	4.281%(A)	1 Day SOFR(2)(A)/ 5.380%	(616)	41,402	42,018
	1,936	06/20/29	3.625%(A)	1 Day SOFR(1)(A)/ 5.380%	(2,151)	(24,837)	(22,686)
	449	03/20/34	3.875%(A)	1 Day SOFR(1)(A)/ 5.380%	(186)	(16,600)	(16,414)
	4,710	08/15/39	3.771%(A)	1 Day SOFR(2)(A)/ 5.380%	—	120,079	120,079

					$(840,316)	$(7,096,419)	$(6,256,103)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:
CNH	2,100	07/31/30	2.515%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	$3,639	$—	$3,639	MSI
CNH	2,100	11/24/30	2.495%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	3,106	—	3,106	MSI
MYR	8,100	08/12/26	2.605%(Q)	3 Month KLIBOR(2)(Q)/ 3.770%	(41,349)	(76)	(41,273)	HSBC
MYR	2,185	11/23/30	3.880%(Q)	3 Month KLIBOR(2)(Q)/ 3.770%	5,268	(2)	5,270	MSI
MYR	900	07/12/32	3.650%(Q)	3 Month KLIBOR(2)(Q)/ 3.770%	(1,968)	(6)	(1,962)	GSI

					$(31,304)	$(84)	$(31,220)

(1)  The Portfolio pays the fixed rate and receives the floating rate.

(2)  The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
Total Return Benchmark Bond Index(T)	1 Day USOIS -45bps(T)/ 4.880%	GSI	03/20/24	(27,500)	$(2,514,707)	$—	$(2,514,707)

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Total return swap agreements outstanding at December 31, 2023 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements (cont’d.):
U.S. Treasury Bonds(T)	1 Day USOIS +2bps(T)/ 5.350%	JPM	02/02/24	8,145	$(11,963)	$—	$(11,963)

					$(2,526,670)	$—	$(2,526,670)

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$378,230	$(33,214)	$438,774	$(3,367,586)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$—	$4,953,538
GS	156,000	1,636,922
JPS	—	19,126,805
MSC	—	83,010,752

Total	$156,000	$108,728,017

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds
Domestic Equity	$1,110,018,736	$—	$—
Fixed Income	1,829,490,343	—	—
International Equity	8,033,713	—	—
Common Stocks	3,685,458,977	1,091,405,244	—	**
Preferred Stocks	—	4,375,661	—
Unaffiliated Exchange-Traded Funds	447,851,528	—	—
Warrants	—	—	2,388
Asset-Backed Securities
Automobiles	—	5,416,783	—
Collateralized Loan Obligations	—	489,817,922	—

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Asset-Backed Securities (continued)
Consumer Loans	$—	$4,372,339	$—
Home Equity Loans	—	118,355	—
Other	—	284,222	—
Residential Mortgage-Backed Securities	—	85,651	—
Student Loans	—	222,640	—
Commercial Mortgage-Backed Securities	—	23,419,415	—
Corporate Bonds	—	482,836,891	—
Floating Rate and Other Loans	—	9,503,366	—
Municipal Bonds	—	3,098,310	—
Residential Mortgage-Backed Securities	—	4,895,961	—
Sovereign Bonds	—	190,847,344	—
U.S. Government Agency Obligations	—	49,977,491	—
U.S. Treasury Obligations	—	169,042,291	—
Short-Term Investments
Affiliated Mutual Funds	2,202,864,184	—	—
Foreign Treasury Obligation	—	20,311,943	—
U.S. Treasury Obligation	—	90,634,915	—
Unaffiliated Fund	5,626,792	—	—

Total	$9,289,344,273	$2,640,666,744	$2,388

Other Financial Instruments*
Assets
Futures Contracts	$83,047,743	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	12,192,078	—
OTC Cross Currency Exchange Contracts	—	15,897	—
OTC Credit Default Swap Agreements	—	200,169	—
OTC Inflation Swap Agreements	—	398,530	—
Centrally Cleared Interest Rate Swap Agreements	—	9,154,774	—
OTC Interest Rate Swap Agreements	—	12,013	—

Total	$83,047,743	$21,973,461	$—

Liabilities
Forward Commitment Contracts	$—	$(9,072,171)	$—
Futures Contracts	(6,312,396)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(21,678,077)	—
OTC Cross Currency Exchange Contracts	—	(78,076)	—
Centrally Cleared Credit Default Swap Agreement	—	(54,373)	—
OTC Credit Default Swap Agreements	—	(24,956)	—
OTC Inflation Swap Agreements	—	(599,565)	—
Centrally Cleared Interest Rate Swap Agreements	—	(15,410,877)	—
OTC Interest Rate Swap Agreements	—	(43,317)	—
OTC Total Return Swap Agreements	—	(2,526,670)	—

Total	$(6,312,396)	$(49,488,082)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

**	Includes Level 3 investments with an aggregate value of $0.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Affiliated Mutual Funds (1.8% represents investments purchased with collateral from securities on loan)	43.9%

Collateralized Loan Obligations	4.2%
Unaffiliated Exchange-Traded Funds	3.8

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Industry Classification (continued):

Software	3.4%
Semiconductors & Semiconductor Equipment	2.8
Banks	2.8
U.S. Treasury Obligations	2.3
Pharmaceuticals	2.2
Technology Hardware, Storage & Peripherals	2.1
Interactive Media & Services	1.7
Sovereign Bonds	1.6
Oil, Gas & Consumable Fuels	1.6
Insurance	1.4
Capital Markets	1.3
Financial Services	1.2
Broadline Retail	1.2
Health Care Providers & Services	1.0
Automobiles	1.0
Machinery	0.9
Aerospace & Defense	0.9
Hotels, Restaurants & Leisure	0.9
Health Care Equipment & Supplies	0.8
Biotechnology	0.8
Specialty Retail	0.8
Chemicals	0.7
Consumer Staples Distribution & Retail	0.7
Electric Utilities	0.7
Beverages	0.6
Metals & Mining	0.6
IT Services	0.5
Textiles, Apparel & Luxury Goods	0.5
Entertainment	0.5
Food Products	0.5
Electrical Equipment	0.5
Household Products	0.4
Ground Transportation	0.4
U.S. Government Agency Obligations	0.4
Industrial Conglomerates	0.4
Media	0.4
Electric	0.4
Diversified Telecommunication Services	0.4
Professional Services	0.4
Life Sciences Tools & Services	0.4
Multi-Utilities	0.3
Specialized REITs	0.3
Diversified Financial Services	0.3
Communications Equipment	0.3
Building Products	0.3
Electronic Equipment, Instruments & Components	0.3
Household Durables	0.3
Personal Care Products	0.3
Oil & Gas	0.2
Tobacco	0.2
Trading Companies & Distributors	0.2
Industrial REITs	0.2
Pipelines	0.2
Construction Materials	0.2
Commercial Mortgage-Backed Securities	0.2
Consumer Finance	0.2
Foreign Treasury Obligation	0.2
Air Freight & Logistics	0.2

Commercial Services & Supplies	0.2%
Energy Equipment & Services	0.2
Healthcare-Services	0.2
Retail	0.2
Telecommunications	0.1
Construction & Engineering	0.1
Passenger Airlines	0.1
Commercial Services	0.1
Real Estate Investment Trusts (REITs)	0.1
Home Builders	0.1
Foods	0.1
Real Estate	0.1
Residential REITs	0.1
Retail REITs	0.1
Real Estate Management & Development	0.1
Automobile Components	0.1
Building Materials	0.1
Wireless Telecommunication Services	0.1
Auto Manufacturers	0.1
Engineering & Construction	0.1
Containers & Packaging	0.1
Independent Power & Renewable Electricity Producers	0.1
Distributors	0.1
Office REITs	0.1
Machinery-Diversified	0.1
Auto Parts & Equipment	0.1
Lodging	0.1
Transportation	0.1
Residential Mortgage-Backed Securities	0.1
Multi-National	0.1
Unaffiliated Fund	0.0	*
Diversified REITs	0.0	*
Agriculture	0.0	*
Water Utilities	0.0	*
Consumer Loans	0.0	*
Airlines	0.0	*
Health Care REITs	0.0	*
Gas Utilities	0.0	*
Leisure Time	0.0	*
Leisure Products	0.0	*
Electronics	0.0	*
Semiconductors	0.0	*
Packaging & Containers	0.0	*
Municipal Bonds	0.0	*
Computers	0.0	*
Healthcare-Products	0.0	*
Transportation Infrastructure	0.0	*
Distribution/Wholesale	0.0	*
Marine Transportation	0.0	*
Gas	0.0	*
Environmental Control	0.0	*
Hotel & Resort REITs	0.0	*
Internet	0.0	*
Apparel	0.0	*
Electrical Components & Equipment	0.0	*
Paper & Forest Products	0.0	*
Diversified Consumer Services	0.0	*
Mining	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Industry Classification (continued):

Office/Business Equipment	0.0	*%
Health Care Technology	0.0	*
Investment Companies	0.0	*
Housewares	0.0	*
Hand/Machine Tools	0.0	*
Trucking & Leasing	0.0	*
Forest Products & Paper	0.0	*
Other	0.0	*
Student Loans	0.0	*

Iron/Steel	0.0	*%
Water	0.0	*
Home Equity Loans	0.0	*

	101.8
Liabilities in excess of other assets	(1.8)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	—	$—		Due from/to broker-variation margin swaps	$54,373	*

Credit contracts	Premiums paid for OTC swap agreements	378,230		Premiums received for OTC swap agreements	33,130

Credit contracts	Unrealized appreciation on OTC swap agreements	28,229		Unrealized depreciation on OTC swap agreements	198,116

Equity contracts	Due from/to broker-variation margin futures	31,803,488	*	—	—

Foreign exchange contracts	—	—		Due from/to broker-variation margin futures	1,004,886	*

Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	15,897		Unrealized depreciation on OTC cross currency exchange contracts	78,076

Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	12,192,078		Unrealized depreciation on OTC forward foreign currency exchange contracts	21,678,077

Interest rate contracts	Due from/to broker-variation margin futures	51,244,255	*	Due from/to broker-variation margin futures	5,307,510	*

Interest rate contracts	Due from/to broker-variation margin swaps	9,154,774	*	Due from/to broker-variation margin swaps	15,410,877	*

Interest rate contracts	—	—		Premiums received for OTC swap agreements	84

Interest rate contracts	Unrealized appreciation on OTC swap agreements	410,545		Unrealized depreciation on OTC swap agreements	3,169,470

		$105,227,496			$46,934,599

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Commodity contracts	$—	$—	$—	$—	$(2,195,418)
Credit contracts	(1,309,020)	1,398,284	—	—	(507,170)
Equity contracts	—	—	82,689,535	—	—
Foreign exchange contracts	(42,248)	—	(2,568,682)	(5,033,350)	—
Interest rate contracts	(32,427)	4,126	(87,282,049)	—	(2,130,120)

Total	$(1,383,695)	$1,402,410	$(7,161,196)	$(5,033,350)	$(4,832,708)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Commodity contracts	$—	$—	$—	$—	$3,872
Credit contracts	482,562	(159,994)	—	—	156,459
Equity contracts	—	—	52,444,651	—	—
Foreign exchange contracts	34,184	—	1,599,050	7,329,608	—
Interest rate contracts	—	—	48,355,312	—	2,186,592

Total	$516,746	$(159,994)	$102,399,013	$7,329,608	$2,346,923

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 291,981
Options Written (2)	134,594,400
Futures Contracts - Long Positions (2)	2,348,720,754
Futures Contracts - Short Positions (2)	523,999,288
Forward Foreign Currency Exchange Contracts - Purchased (3)	862,708,745
Forward Foreign Currency Exchange Contracts - Sold (3)	1,379,786,131
Cross Currency Exchange Contracts (4)	14,697,832
Interest Rate Swap Agreements (2)	954,072,367
Credit Default Swap Agreements - Buy Protection (2)	49,128,617
Credit Default Swap Agreements - Sell Protection (2)	54,547,832
Total Return Swap Agreements (2)	37,032,709
Inflation Swap Agreements (2)	84,837,731

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$206,055,115	$(206,055,115)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
ANZ(4)	$80,683	$—	$80,683	$—	$80,683
BARC(3)	255,551	(587,196)	(331,645)	331,645	—
BARC(4)	720,932	(961,334)	(240,402)	—	(240,402)
BMO(4)	18,424	—	18,424	—	18,424
BNP(3)	126,539	(1,963,668)	(1,837,129)	1,837,129	—
BNP(4)	678,212	(1,291,358)	(613,146)	—	(613,146)
BNYM(3)	—	(91,725)	(91,725)	65,517	(26,208)
BOA(3)	99,229	(110,944)	(11,715)	6,763	(4,952)
BOA(4)	283,346	(280,492)	2,854	(2,854)	—
CA(4)	356,652	(22,069)	334,583	—	334,583
CBA(4)	227,128	(194,881)	32,247	—	32,247
CITI(3)	318,111	(148,311)	169,800	(160,000)	9,800
CITI(4)	1,006,902	(1,377,819)	(370,917)	139,488	(231,429)
CWMC(4)	606,802	(879,575)	(272,773)	—	(272,773)
DB(3)	354,255	(160,679)	193,576	(180,000)	13,576
DB(4)	771,006	(1,442,921)	(671,915)	—	(671,915)
GSI(3)	288,616	(3,627,359)	(3,338,743)	3,338,743	—
GSI(4)	719,622	(618,009)	101,613	—	101,613
HSBC(3)	543,175	(662,562)	(119,387)	119,387	—
HSBC(4)	476,609	(1,189,802)	(713,193)	—	(713,193)
JPM(3)	357,010	(545,559)	(188,549)	188,549	—
JPM(4)	774,511	(902,353)	(127,842)	—	(127,842)
MSI(3)	303,352	(1,075,935)	(772,583)	772,583	—
MSI(4)	1,775,023	(2,045,436)	(270,413)	97,219	(173,194)
NWS(4)	8,023	(448)	7,575	—	7,575
RBC(4)	274,272	(344,646)	(70,374)	—	(70,374)
SCB(4)	56,842	(45,773)	11,069	—	11,069
SG(4)	5,339	(873,691)	(868,352)	—	(868,352)
SSB(3)	177,563	(1,806,623)	(1,629,060)	1,629,060	—
SSB(4)	331,790	(594,183)	(262,393)	—	(262,393)
TD(3)	89,495	(89,538)	(43)	43	—
TD(4)	20,287	(75,805)	(55,518)	—	(55,518)
UAG(3)	26,658	(462,303)	(435,645)	435,645	—
UAG(4)	875,489	(683,956)	191,533	—	191,533
WBC(4)	17,531	—	17,531	—	17,531

	$13,024,979	$(25,156,953)	$(12,131,974)	$8,618,917	$(3,513,057)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.
(3)	PGIM Fixed Income
(4)	Wellington Management Company, LLP

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $206,055,115:
Unaffiliated investments (cost $6,296,309,632)	$6,779,606,429
Affiliated investments (cost $4,869,662,676)	5,150,406,976
Foreign currency, at value (cost $7,502,392)	7,605,296
Cash	71,391
Receivable for investments sold	70,221,148
Dividends and interest receivable	21,543,751
Unrealized appreciation on OTC forward foreign currency exchange contracts	12,192,078
Tax reclaim receivable	6,011,018
Unrealized appreciation on OTC swap agreements	438,774
Premiums paid for OTC swap agreements	378,230
Due from broker-variation margin futures	367,275
Receivable for Portfolio shares sold	298,006
Deposit with broker for centrally cleared/exchange-traded derivatives	156,000
Receivable from affiliate	26,216
Unrealized appreciation on OTC cross currency exchange contracts	15,897
Prepaid expenses and other assets	145,261

Total Assets	12,049,483,746

LIABILITIES
Payable to broker for collateral for securities on loan	211,350,190
Payable for investments purchased	69,138,123
Unrealized depreciation on OTC forward foreign currency exchange contracts	21,678,077
Forward commitment contracts, at value (proceeds receivable $8,805,959)	9,072,171
Unrealized depreciation on OTC swap agreements	3,367,586
Management fee payable	2,666,109
Due to broker-variation margin futures	2,619,909
Payable to affiliate	1,997,147
Accrued expenses and other liabilities	1,357,674
Payable for Portfolio shares purchased	1,256,021
Distribution fee payable	437,819
Unrealized depreciation on OTC cross currency exchange contracts	78,076
Premiums received for OTC swap agreements	33,214
Foreign capital gains tax liability accrued	30,113
Due to broker-variation margin swaps	17,781
Trustees’ fees payable	6,551
Affiliated transfer agent fee payable	707

Total Liabilities	325,107,268

NET ASSETS	$11,724,376,478

Net assets were comprised of:
Partners’ Equity	$11,724,376,478

Net asset value and redemption price per share, $11,724,376,478 / 468,276,588 outstanding shares of beneficial interest	$25.04

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $4,187,871 foreign withholding tax, of which $562,605 is reimbursable by an affiliate)	$103,418,445
Interest income (net of $73,380 foreign withholding tax)	92,632,679
Affiliated dividend income	85,900,181
Income from securities lending, net (including affiliated income of $496,770)	548,714

Total income	282,500,019

EXPENSES
Management fee	70,723,566
Distribution fee	28,173,996
Custodian and accounting fees	1,098,925
Trustees’ fees.	174,462
Professional fees	152,174
Audit fee	106,000
Shareholders’ reports	28,912
Transfer agent’s fees and expenses (including affiliated expense of $4,606)	10,267
Miscellaneous	220,414

Total expenses	100,688,716
Less: Fee waiver and/or expense reimbursement	(8,945,565)
Distribution fee waiver	(2,809,338)

Net expenses	88,933,813

NET INVESTMENT INCOME (LOSS)	193,566,206

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $78,150,609) (net of foreign capital gains taxes $(17,948))	66,743,040
Futures transactions	(7,161,196)
Forward and cross currency contract transactions	(5,033,350)
Options written transactions	1,402,410
Swap agreements transactions	(4,832,708)
Foreign currency transactions	(22,253,910)

28,864,286

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $277,143,510) (net of change in foreign capital gains taxes $(30,136))	1,283,521,310
Futures	102,399,013
Forward and cross currency contracts	7,329,608
Options written	(159,994)
Swap agreements	2,346,923
Foreign currencies	(1,163,131)

1,394,273,729

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	1,423,138,015

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,616,704,221

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$193,566,206	$99,406,088
Net realized gain (loss) on investment and foreign currency transactions	28,864,286	(832,979,498)
Net capital gain distributions received	—	22,473
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,394,273,729	(1,207,264,853)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,616,704,221	(1,940,815,790)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [60,261,745 and 33,261,349 shares, respectively]	1,404,700,065	727,426,405
Portfolio shares issued in merger [5,209,884 and 147,785,958 shares, respectively]	115,503,134	3,314,839,041
Portfolio shares purchased [103,494,383 and 114,134,003 shares, respectively]	(2,362,421,944)	(2,499,954,589)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(842,218,745)	1,542,310,857

TOTAL INCREASE (DECREASE)	774,485,476	(398,504,933)
NET ASSETS:
Beginning of year	10,949,891,002	11,348,395,935

End of year	$11,724,376,478	$10,949,891,002

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST BALANCED ASSET ALLOCATION PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$21.63	$25.83	$22.89	$20.48	$17.15

Income (Loss) From Investment Operations:
Net investment income (loss)	0.40	0.24	0.02	(0.01)	0.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.01	(4.44)	2.92	2.42	3.31

Total from investment operations	3.41	(4.20)	2.94	2.41	3.33

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$25.04	$21.63	$25.83	$22.89	$20.48

Total Return(d)	15.77%	(16.26)%	12.84%	11.77%	19.42	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$11,724	$10,950	$11,348	$11,217	$11,118
Average net assets (in millions)	$11,270	$9,397	$11,379	$10,268	$10,760
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.79%	0.78%	0.46%	0.16%	0.16%
Expenses before waivers and/or expense reimbursement	0.89%	0.89%	0.57%	0.16%	0.16%
Net investment income (loss)	1.72%	1.06%	0.09%	(0.06)%	0.09%
Portfolio turnover rate(g)(h)	76%	76%	83%	45%	24%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(h)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 93.5%
ASSET-BACKED SECURITIES — 4.6%
Cayman Islands — 2.8%
AGL CLO Ltd.,
Series 2021-12A, Class A1, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)
6.837%(c)	07/20/34	750	$749,253
Series 2021-14A, Class A, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.824%(c)	12/02/34	3,500	3,494,563
AMMC CLO Ltd.,
Series 2012-11A, Class A1R2, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 0.000%)
6.662%(c)	04/30/31	386	385,906
Atlas Senior Loan Fund Ltd.,
Series 2019-14A, Class AR, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)
6.837%(c)	07/20/32	639	637,225
Bain Capital Credit CLO Ltd.,
Series 2017-02A, Class BR2, 144A, 3 Month SOFR + 1.862% (Cap N/A, Floor 1.600%)
7.240%(c)	07/25/34	544	540,102
Series 2021-03A, Class A, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.422%)
6.820%(c)	07/24/34	3,500	3,497,930
Series 2021-04A, Class A1, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.847%(c)	10/20/34	322	320,585
Ballyrock CLO Ltd.,
Series 2021-17A, Class A1A, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.827%(c)	10/20/34	250	249,001
CarVal CLO Ltd.,
Series 2019-01A, Class ANR, 144A, 3 Month SOFR + 1.372% (Cap N/A, Floor 1.372%)
6.787%(c)	04/20/32	472	471,310
CIFC Funding Ltd.,
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.302% (Cap N/A, Floor 0.000%)
6.717%(c)	04/20/31	247	246,852
Elmwood CLO Ltd.,
Series 2021-02A, Class A, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.130%)
6.807%(c)	07/20/34	300	300,351
Goldentree Loan Management US CLO Ltd.,
Series 2020-07A, Class AR, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)
6.747%(c)	04/20/34	453	451,707
Halsey Point CLO Ltd.,
Series 2019-01A, Class A1A1, 144A, 3 Month SOFR + 1.612% (Cap N/A, Floor 1.350%)
7.027%(c)	01/20/33	591	590,178
Series 2020-03A, Class A1A, 144A, 3 Month SOFR + 1.712% (Cap N/A, Floor 1.450%)
7.102%(c)	11/30/32	1,418	1,418,001
ICG US CLO Ltd.,
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.322% (Cap N/A, Floor 0.000%)
6.734%(c)	04/21/31	494	492,988

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Cayman Islands (cont’d.)
Jamestown CLO Ltd.,
Series 2018-06RA, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.790%(c)	04/25/30	210	$210,180
Mountain View CLO LLC,
Series 2016-01A, Class AR, 144A, 3 Month SOFR + 1.622% (Cap N/A, Floor 1.360%)
7.015%(c)	04/14/33	700	698,470
Nassau Ltd.,
Series 2019-IIA, Class AN, 144A, 3 Month SOFR + 1.712% (Cap N/A, Floor 1.450%)
7.105%(c)	10/15/32	355	354,240
Octagon Investment Partners 40 Ltd.,
Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.847%(c)	01/20/35	250	249,992
OZLM Ltd.,
Series 2018-18A, Class A, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 1.020%)
6.675%(c)	04/15/31	459	458,328
Palmer Square CLO Ltd.,
Series 2021-04A, Class A, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.432%)
6.825%(c)	10/15/34	250	249,828
Parallel Ltd.,
Series 2020-01A, Class A2R, 144A, 3 Month SOFR + 2.112% (Cap N/A, Floor 1.850%)
7.527%(c)	07/20/34	296	295,707
Rad CLO Ltd.,
Series 2020-07A, Class A1, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.864%(c)	04/17/33	444	443,726
Regatta XIX Funding Ltd.,
Series 2022-01A, Class A1, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)
6.736%(c)	04/20/35	300	298,971
Regatta XXIV Funding Ltd.,
Series 2021-05A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.827%(c)	01/20/35	250	249,954
Sound Point CLO Ltd.,
Series 2013-02RA, Class A1, 144A, 3 Month SOFR + 1.212% (Cap N/A, Floor 0.000%)
6.605%(c)	04/15/29	75	75,070
Southwick Park CLO LLC,
Series 2019-04A, Class A1R, 144A, 3 Month SOFR + 1.322% (Cap N/A, Floor 1.322%)
6.737%(c)	07/20/32	250	249,394
Trysail CLO Ltd.,
Series 2021-01A, Class A1, 144A, 3 Month SOFR + 1.582% (Cap N/A, Floor 1.320%)
6.997%(c)	07/20/32	459	456,805
Venture CLO Ltd.,
Series 2020-39A, Class A1, 144A, 3 Month SOFR + 1.542% (Cap N/A, Floor 1.542%)
6.935%(c)	04/15/33	316	314,961

			18,451,578

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United Kingdom — 0.3%
Benefit Street Partners CLO Ltd.,
Series 2023-33A, Class A1, 144A, 3 Month SOFR + 1.750% (Cap N/A, Floor 1.750%)
1.750%(c)	01/25/36	2,000	$2,000,350
Silver Point CLO Ltd.,
Series 2023-03A, Class A1, 144A, 3 Month SOFR + 1.925% (Cap N/A, Floor 1.925%)
7.323%(c)	11/29/36	250	250,539

			2,250,889

United States — 1.5%
ACHV ABS TRUST,
Series 2023-02PL, Class A, 144A
6.420%	05/20/30	1	1,165
Affirm Asset Securitization Trust,
Series 2021-Z01, Class A, 144A
1.070%	08/15/25	18	17,633
Series 2021-Z02, Class A, 144A
1.170%	11/16/26	87	84,999
Auxilior Term Funding LLC,
Series 2023-01A, Class A2, 144A
6.180%	12/15/28	170	170,621
Bank of America Auto Trust,
Series 2023-02A, Class A2, 144A
5.850%	08/17/26	175	176,009
Barclays Dryrock Issuance Trust,
Series 2023-01, Class A
4.720%	02/15/29	400	399,826
Series 2023-02, Class A, 30 Day Average SOFR + 0.900% (Cap N/A, Floor 0.000%)
6.227%(c)	08/15/28	1,000	1,001,679
BHG Securitization Trust,
Series 2021-B, Class A, 144A
0.900%	10/17/34	28	27,494
Series 2022-A, Class A, 144A
1.710%	02/20/35	222	216,028
Series 2023-A, Class A, 144A
5.550%	04/17/36	83	82,474
Series 2023-B, Class A, 144A
6.920%	12/17/36	99	100,323
BOF VII AL Funding Trust I,
Series 2023-CAR03, Class A2, 144A
6.291%	07/26/32	92	92,835
Capital One Multi-Asset Execution Trust,
Series 2022-A3, Class A
4.950%	10/15/27	200	200,145
CFMT LLC,
Series 2021-AL01, Class B, 144A
1.390%	09/22/31	122	117,967
Chesapeake Funding II LLC,
Series 2021-01A, Class A1, 144A
0.470%	04/15/33	94	91,835
Citibank Credit Card Issuance Trust,
Series 2023-A01, Class A1
5.230%	12/08/27	200	201,492

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
Countrywide Asset-Backed Certificates Trust,
Series 2007-09, Class 1A, 1 Month SOFR + 0.314% (Cap N/A, Floor 0.200%)
5.670%(c)	06/25/47	67	$59,237
Series 2007-BC01, Class 2A4, 1 Month SOFR + 0.574% (Cap N/A, Floor 0.460%)
5.930%(c)	05/25/37	69	65,657
Credit Acceptance Auto Loan Trust,
Series 2021-02A, Class A, 144A
0.960%	02/15/30	38	38,130
Series 2021-03A, Class A, 144A
1.000%	05/15/30	172	169,623
Credit-Based Asset Servicing & Securitization LLC,
Series 2005-CB08, Class AF3
3.224%(cc)	12/25/35	5	5,130
Dell Equipment Finance Trust,
Series 2023-01, Class A2, 144A
5.650%	09/22/28	91	91,127
Discover Card Execution Note Trust,
Series 2023-A01, Class A
4.310%	03/15/28	200	198,603
ECMC Group Student Loan Trust,
Series 2017-01A, Class A, 144A, 30 Day Average SOFR + 1.314% (Cap N/A, Floor 0.000%)
6.652%(c)	12/27/66	235	234,685
Elmwood CLO Ltd.,
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 1.340% (Cap N/A, Floor 1.340%)
6.752%(c)	04/22/35	290	289,231
Exeter Automobile Receivables Trust,
Series 2020-01A, Class D, 144A
2.730%	12/15/25	137	135,042
Ford Credit Auto Owner Trust,
Series 2023-C, Class A2A
5.680%	09/15/26	325	326,381
GM Financial Consumer Automobile Receivables Trust,
Series 2023-04, Class A2A
5.890%	11/16/26	225	226,207
Honda Auto Receivables Owner Trust,
Series 2023-04, Class A3
5.670%	06/21/28	400	408,358
HPEFS Equipment Trust,
Series 2023-01A, Class A2, 144A
5.430%	08/20/25	92	92,106
Hyundai Auto Receivables Trust,
Series 2023-A, Class A2A
5.190%	12/15/25	162	161,418
Series 2023-C, Class A2A
5.800%	01/15/27	325	326,881
JPMorgan Mortgage Trust,
Series 2023-HE03, Class A1, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 0.000%)
6.937%(c)	05/25/54	200	200,000
Kubota Credit Owner Trust,
Series 2023-01A, Class A2, 144A
5.400%	02/17/26	94	93,909

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
Ladder Capital Commercial Mortgage Securities Trust,
Series 2021-FL02, Class A, 144A, 1 Month SOFR + 1.314% (Cap N/A, Floor 1.314%)
6.676%(c)	12/13/38	182	$179,648
Lehman XS Trust,
Series 2007-03, Class 1BA2, 6 Month SOFR + 0.928% (Cap N/A, Floor 0.500%)
6.299%(c)	03/25/37	48	47,055
Marlette Funding Trust,
Series 2022-02A, Class A, 144A
4.250%	08/15/32	9	8,627
Series 2023-03A, Class A, 144A
6.490%	09/15/33	65	64,980
Mercedes-Benz Auto Receivables Trust,
Series 2023-02, Class A2
5.920%	11/16/26	200	201,523
Merchants Fleet Funding LLC,
Series 2023-01A, Class A, 144A
7.210%	05/20/36	100	101,046
Navient Student Loan Trust,
Series 2017-02A, Class A, 144A, 30 Day Average SOFR + 1.164% (Cap N/A, Floor 0.000%)
6.502%(c)	12/27/66	82	81,755
Nelnet Student Loan Trust,
Series 2021-CA, Class B, 144A
2.530%	04/20/62	169	136,093
Nissan Auto Receivables Owner Trust,
Series 2023-A, Class A2A
5.340%	02/17/26	194	193,417
Series 2023-B, Class A3
5.930%	03/15/28	825	845,008
NMEF Funding LLC,
Series 2023-A, Class A2, 144A
6.570%	06/17/30	200	201,967
OCCU Auto Receivables Trust,
Series 2023-01A, Class A2, 144A
6.230%	04/15/27	100	100,435
Octane Receivables Trust,
Series 2023-01A, Class A, 144A
5.870%	05/21/29	101	101,269
Prosper Marketplace Issuance Trust,
Series 2023-01A, Class A, 144A
7.060%	07/16/29	91	91,305
Santander Drive Auto Receivables Trust,
Series 2023-06, Class A2
6.080%	05/17/27	275	275,941
SBNA Auto Lease Trust,
Series 2023-A, Class A2, 144A
6.270%	04/20/26	167	168,152
SLM Student Loan Trust,
Series 2003-01, Class A5A, 144A, SOFR90A + 0.372% (Cap N/A, Floor 0.000%)
5.723%(c)	12/15/32	139	129,815
SoFi Consumer Loan Program Trust,
Series 2023-01S, Class A, 144A
5.810%	05/15/31	70	69,983

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
Soundview Home Loan Trust,
Series 2007-OPT01, Class 1A1, 1 Month SOFR + 0.314% (Cap N/A, Floor 0.200%)
5.670%(c)	06/25/37	103	$71,994
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-BC02, Class A1, 1 Month SOFR + 0.269% (Cap N/A, Floor 0.155%)
5.625%(c)	09/25/36	59	36,478
Upstart Securitization Trust,
Series 2021-04, Class A, 144A
0.840%	09/20/31	11	11,328
Westlake Automobile Receivables Trust,
Series 2021-02A, Class B, 144A
0.620%	07/15/26	1	1,290
Wheels SPV 2 LLC,
Series 2021-01A, Class A, 144A, 1 Month SOFR + 0.394% (Cap N/A, Floor 0.000%)
5.752%(c)	08/20/29	182	181,000
World Omni Auto Receivables Trust,
Series 2023-B, Class A2A
5.250%	11/16/26	172	171,285

			9,575,644

TOTAL ASSET-BACKED SECURITIES (cost $30,306,246)			30,278,111

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.3%
United States
225 Liberty Street Trust,
Series 2016-225L, Class E, 144A
4.649%(cc)	02/10/36	137	97,154
Ashford Hospitality Trust,
Series 2018-KEYS, Class A, 144A, 1 Month SOFR + 1.172% (Cap N/A, Floor 1.000%)
6.534%(c)	06/15/35	49	48,215
BANK,
Series 2022-BNK40, Class A4
3.393%(cc)	03/15/64	250	222,910
Series 2022-BNK44, Class A5
5.745%(cc)	11/15/55	400	421,963
Series 2023-BNK46, Class A4
5.745%	08/15/56	200	210,283
BANK5,
Series 2023-05YR03, Class A3
6.724%(cc)	09/15/56	650	692,663
Series 2023-05YR04, Class A3
6.500%	12/15/56	650	687,401
Barclays Commercial Mortgage Securities Trust,
Series 2022-C17, Class AS
4.971%(cc)	09/15/55	250	235,543
Series 2023-C19, Class ASB
5.700%	04/15/56	150	157,070
Series 2023-C21, Class AS
6.296%(cc)	09/15/56	125	129,588
Benchmark Mortgage Trust,
Series 2021-B26, Class A5
2.613%	06/15/54	175	142,198

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2021-B31, Class A5
2.669%	12/15/54	250	$210,317
Series 2023-B39, Class A5
5.754%	07/15/56	675	710,327
BMO Mortgage Trust,
Series 2022-C02, Class A5
4.813%(cc)	07/15/54	166	164,663
Series 2022-C03, Class A5
5.313%	09/15/54	150	152,429
Series 2023-C07, Class A5
6.160%	12/15/56	400	434,015
BX Trust,
Series 2022-PSB, Class A, 144A, 1 Month SOFR + 2.451% (Cap N/A, Floor 2.451%)
7.813%(c)	08/15/39	642	643,880
Deutsche Bank Commercial Mortgage Trust,
Series 2020-C09, Class A5
1.926%	08/15/53	308	251,349
DOLP Trust,
Series 2021-NYC, Class A, 144A
2.956%	05/10/41	163	134,194
DTP Commercial Mortgage Trust,
Series 2023-STE02, Class A, 144A
6.038%(cc)	01/15/41	122	120,182
FHLMC Multifamily Structured Pass-Through Certificates,
Series K160, Class A2
4.500%(cc)	08/25/33	450	452,176
Series K510, Class A2
5.069%(cc)	10/25/28	50	51,491
Series K753, Class A2
4.400%	10/25/30	60	59,848
Series KF108, Class AS, 30 Day Average SOFR + 0.250% (Cap N/A, Floor 0.250%)
5.581%(c)	02/25/31	170	167,052
GS Mortgage Securities Trust,
Series 2017-GS07, Class A4
3.430%	08/10/50	150	138,236
MSWF Commercial Mortgage Trust,
Series 2023-02, Class A2
6.890%	12/15/56	225	236,049
Series 2023-02, Class A5
6.014%(cc)	12/15/56	750	807,745
NJ Trust,
Series 2023-GSP, Class A, 144A
6.697%(cc)	01/06/29	175	182,447
Wells Fargo Commercial Mortgage Trust,
Series 2017-C39, Class A5
3.418%	09/15/50	375	350,827
Series 2020-C58, Class A4
2.092%	07/15/53	200	165,138

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $8,419,968)			8,477,353

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS — 29.7%
Australia — 0.6%
BHP Billiton Finance Ltd.,
Gtd. Notes, Series 17, EMTN
1.500%	04/29/30	EUR	569	$564,152
Commonwealth Bank of Australia,
Covered Bonds
0.125%	10/15/29	EUR	345	324,587
3.768%	08/31/27	EUR	125	141,994
Covered Bonds, EMTN
0.750%	02/28/28	EUR	200	202,308
Sub. Notes, 144A
3.784%	03/14/32		245	214,011
Sub. Notes, 144A, MTN
3.610%(ff)	09/12/34		243	216,210
Glencore Capital Finance DAC,
Gtd. Notes, EMTN
1.250%	03/01/33	EUR	375	332,734
Glencore Funding LLC,
Gtd. Notes, 144A
4.125%	03/12/24		114	113,494
Macquarie Bank Ltd.,
Sub. Notes, 144A
3.052%(ff)	03/03/36		505	406,480
National Australia Bank Ltd.,
Covered Bonds
0.010%	01/06/29	EUR	345	329,060
Covered Bonds, EMTN
0.875%	02/19/27	EUR	150	155,424
Covered Bonds, GMTN
0.625%	03/16/27	EUR	400	410,603
Westpac Banking Corp.,
Covered Bonds
1.079%	04/05/27	EUR	305	317,344

				3,728,401

Belgium — 0.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
4.700%	02/01/36		145	144,716
4.900%	02/01/46		470	460,042
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
4.000%	04/13/28		466	460,580
4.439%	10/06/48		50	46,160
4.600%	04/15/48		15	14,231
5.550%	01/23/49		50	53,925
8.200%	01/15/39		283	378,032
KBC Group NV,
Sr. Unsec’d. Notes, EMTN
4.375%(ff)	04/19/30	EUR	200	228,895

				1,786,581

Bermuda — 0.1%
Bacardi Ltd.,
Gtd. Notes, 144A
4.700%	05/15/28		304	298,263

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Brazil — 0.2%
Acu Petroleo Luxembourg Sarl,
Sr. Sec’d. Notes
7.500%	07/13/35		245	$231,780
Braskem Netherlands Finance BV,
Gtd. Notes
4.500%	01/31/30		470	359,644
Globo Comunicacao e Participacoes SA,
Sr. Unsec’d. Notes
4.875%	01/22/30		200	171,862
OEC Finance Ltd.,
Gtd. Notes, 144A, Cash coupon 7.125%
7.125%	12/26/46		1,350	82,290
Suzano Austria GmbH,
Gtd. Notes
3.750%	01/15/31		100	87,469

				933,045

Canada — 2.3%
407 International, Inc.,
Sr. Sec’d. Notes, MTN
3.650%	09/08/44	CAD	429	287,035
Bank of Montreal,
Covered Bonds
3.375%	07/04/26	EUR	400	445,448
Covered Bonds, EMTN
0.125%	01/26/27	EUR	330	334,285
Bank of Nova Scotia (The),
Covered Bonds
0.010%	01/14/27	EUR	727	735,415
Sr. Unsec’d. Notes, MTN
3.450%	04/11/25		130	127,128
Bell Telephone Co. of Canada or Bell Canada,
Gtd. Notes
5.850%	11/10/32	CAD	353	288,966
Gtd. Notes, MTN
3.000%	03/17/31	CAD	223	152,781
4.550%	02/09/30	CAD	21	15,952
5.150%	02/09/53	CAD	200	153,768
CDP Financial, Inc.,
Gtd. Notes, 144A
1.125%	04/06/27	EUR	949	995,696
CPPIB Capital, Inc.,
Gtd. Notes, EMTN
0.250%	04/06/27	EUR	1,444	1,476,849
CU, Inc.,
Sr. Unsec’d. Notes, MTN
5.896%	11/20/34	CAD	19	15,857
Enbridge Pipelines, Inc.,
Sr. Unsec’d. Notes, MTN
2.820%	05/12/31	CAD	54	36,401
Enbridge, Inc.,
Gtd. Notes
5.700%	03/08/33		200	208,701
5.969%	03/08/26		215	214,650
6.000%	11/15/28		302	316,722
6.200%	11/15/30		225	240,718
6.700%	11/15/53		240	280,800

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Canada (cont’d.)
Gtd. Notes, MTN
6.100%	11/09/32	CAD	52	$ 42,702
Finning International, Inc.,
Sr. Unsec’d. Notes
4.445%	05/16/28	CAD	774	584,859
Loblaw Cos. Ltd.,
Sr. Unsec’d. Notes
5.008%	09/13/32	CAD	182	142,590
Sr. Unsec’d. Notes, 144A, MTN
6.540%	02/17/33	CAD	184	156,357
Sr. Unsec’d. Notes, MTN
6.500%	01/22/29	CAD	371	303,089
Metro, Inc.,
Sr. Unsec’d. Notes
4.657%	02/07/33	CAD	193	147,749
OMERS Finance Trust,
Gtd. Notes, 144A
3.500%	04/19/32		301	277,798
4.000%	04/20/28		255	250,181
5.500%	11/15/33		309	327,843
Ontario Teachers’ Finance Trust,
Gtd. Notes
0.500%	05/06/25	EUR	481	511,677
Gtd. Notes, 144A
1.250%	09/27/30		1,229	998,595
2.000%	04/16/31		817	689,504
Gtd. Notes, EMTN
0.100%	05/19/28	EUR	1,827	1,791,538
Royal Bank of Canada,
Covered Bonds, EMTN
0.010%	01/21/27	EUR	180	182,189
0.125%	04/26/27	EUR	550	554,751
Saputo, Inc.,
Gtd. Notes
5.250%	11/29/29	CAD	231	180,816
TELUS Corp.,
Sr. Unsec’d. Notes
5.250%	11/15/32	CAD	239	187,416
5.750%	09/08/33	CAD	508	409,500
Toronto-Dominion Bank (The),
Covered Bonds, GMTN
0.864%	03/24/27	EUR	500	517,303
3.250%	04/27/26	EUR	215	238,497
Sr. Unsec’d. Notes
5.103%	01/09/26		175	175,797

				14,997,923

Cayman Islands — 0.0%
Odebrecht Holdco Finance Ltd.,
Gtd. Notes, 144A
8.884%(s)	09/10/58		1,224	1,309

Chile — 0.2%
Corp. Nacional del Cobre de Chile,
Sr. Unsec’d. Notes
5.125%	02/02/33		300	289,590
5.950%	01/08/34(a)		200	202,300

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Chile (cont’d.)
Sr. Unsec’d. Notes, 144A
5.125%	02/02/33		240	$231,672
Empresa Nacional de Telecomunicaciones SA,
Sr. Unsec’d. Notes, 144A
3.050%	09/14/32		150	119,344
Empresa Nacional del Petroleo,
Sr. Unsec’d. Notes
3.750%	08/05/26		200	189,476
Falabella SA,
Sr. Unsec’d. Notes
3.375%	01/15/32		200	148,875

				1,181,257

China — 0.1%
Prosus NV,
Sr. Unsec’d. Notes
3.680%	01/21/30		360	312,975
Sr. Unsec’d. Notes, EMTN
4.027%	08/03/50		200	130,375
Tencent Holdings Ltd.,
Sr. Unsec’d. Notes, EMTN
3.840%	04/22/51		400	298,592

				741,942

Colombia — 0.1%
Ecopetrol SA,
Sr. Unsec’d. Notes
8.625%	01/19/29		375	399,844
8.875%	01/13/33		50	54,203

				454,047

Denmark — 0.3%
Danske Bank A/S,
Sr. Non-Preferred Notes, 144A
4.298%(ff)	04/01/28(a)		650	628,576
Sr. Non-Preferred Notes, EMTN
4.750%(ff)	06/21/30	EUR	1,090	1,267,811

				1,896,387

France — 3.0%
Banque Federative du Credit Mutuel SA,
Sr. Non-Preferred Notes, EMTN
4.375%	05/02/30	EUR	200	229,078
Sub. Notes
3.875%(ff)	06/16/32	EUR	700	762,333
BNP Paribas SA,
Jr. Sub. Notes
7.375%(ff)	08/19/25(oo)		207	207,000
Sr. Non-Preferred Notes
1.875%	12/14/27	GBP	200	229,488
Sr. Non-Preferred Notes, 144A
3.375%	01/09/25		266	260,236
Sr. Non-Preferred Notes, 144A, MTN
3.500%	11/16/27		493	465,314
Sr. Non-Preferred Notes, EMTN
0.500%(ff)	01/19/30	EUR	400	378,571

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
France (cont’d.)
Sr. Unsec’d. Notes, 144A
5.894%(ff)	12/05/34		400	$418,429
BPCE SA,
Sr. Non-Preferred Notes, 144A
1.652%(ff)	10/06/26		900	837,420
Sr. Non-Preferred Notes, EMTN
4.750%(ff)	06/14/34	EUR	200	234,501
Sr. Preferred Notes, EMTN
1.750%	04/26/27	EUR	400	422,234
Sub. Notes, 144A
3.116%(ff)	10/19/32(a)		500	404,466
BPCE SFH SA,
Covered Bonds
0.010%	01/21/27	EUR	100	101,580
1.125%	04/12/30	EUR	1,300	1,298,884
3.000%	10/17/29	EUR	800	894,175
3.125%	01/24/28	EUR	400	447,943
3.250%	04/12/28	EUR	400	449,901
Cie de Financement Foncier SA,
Covered Bonds
0.750%	01/11/28	EUR	200	203,960
3.125%	05/18/27	EUR	200	223,211
Covered Bonds, EMTN
0.500%	03/16/28	EUR	300	301,504
3.375%	09/16/31	EUR	400	457,490
Covered Bonds, Series DOM
0.875%	09/11/28	EUR	500	506,828
CNP Assurances,
Sub. Notes, EMTN
2.500%(ff)	06/30/51	EUR	100	95,933
Credit Agricole Assurances SA,
Sub. Notes
4.750%(ff)	09/27/48	EUR	200	222,755
Credit Agricole Home Loan SFH SA,
Covered Bonds, EMTN
3.375%	09/04/29	EUR	700	792,461
Credit Agricole SA,
Sr. Non-Preferred Notes, 144A
6.316%(ff)	10/03/29		500	524,949
Sr. Preferred Notes, EMTN
3.875%	04/20/31	EUR	500	570,014
3.875%	11/28/34	EUR	200	230,796
Credit Mutuel Home Loan SFH SA,
Covered Bonds, EMTN
3.125%	06/22/27	EUR	200	223,600
3.250%	04/20/29	EUR	300	338,793
Dexia Credit Local SA,
Gov’t. Liquid Gtd. Notes, EMTN
0.000%	01/21/28	EUR	600	597,693
Electricite de France SA,
Jr. Sub. Notes, EMTN
7.500%(ff)	09/06/28(oo)	EUR	200	240,708
Sr. Unsec’d. Notes, EMTN
5.875%	07/18/31	GBP	475	638,328
Sr. Unsec’d. Notes, Series MPLE
5.993%	05/23/30	CAD	36	28,386

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
France (cont’d.)
Engie SA,
Sr. Unsec’d. Notes, EMTN
2.000%	09/28/37	EUR	200	$183,585
3.625%	01/11/30	EUR	400	452,885
Paprec Holding SA,
Sr. Sec’d. Notes, 144A
7.250%	11/17/29	EUR	123	145,863
SNCF Reseau,
Sr. Unsec’d. Notes, EMTN
1.125%	05/25/30	EUR	400	399,847
5.000%	10/10/33	EUR	150	193,215
SNF Group SACA,
Sr. Unsec’d. Notes, 144A
3.375%	03/15/30		225	191,531
Societe Generale SA,
Sr. Non-Preferred Notes, 144A
1.488%(ff)	12/14/26		561	516,442
Sr. Non-Preferred Notes, 144A, MTN
6.691%(ff)	01/10/34		451	475,056
Sr. Non-Preferred Notes, EMTN
1.250%	12/07/27	GBP	400	442,303
4.250%(ff)	12/06/30	EUR	400	448,093
Societe Generale SFH SA,
Covered Bonds
1.375%	05/05/28	EUR	300	312,779
Societe Nationale SNCF SACA,
Sr. Unsec’d. Notes
3.125%	11/02/27	EUR	300	335,516
Suez SACA,
Sr. Unsec’d. Notes, EMTN
4.625%	11/03/28	EUR	400	467,510
TotalEnergies SE,
Jr. Sub. Notes
2.000%(ff)	06/04/30(oo)	EUR	305	283,995
Jr. Sub. Notes, Series NC7, EMTN
1.625%(ff)	10/25/27(oo)	EUR	435	429,481
Veolia Environnement SA,
Jr. Sub. Notes
2.250%(ff)	01/20/26(oo)	EUR	100	103,988

				19,621,051

Germany — 1.0%
Allianz SE,
Sub. Notes
5.824%(ff)	07/25/53	EUR	200	241,367
Bayer US Finance II LLC,
Gtd. Notes, 144A
4.250%	12/15/25		243	236,620
Bayer US Finance LLC,
Gtd. Notes, 144A
6.125%	11/21/26		266	270,197
Daimler Truck Finance North America LLC,
Gtd. Notes, 144A
5.500%	09/20/33		300	305,984
Deutsche Bank AG,
Sr. Non-Preferred Notes
2.129%(ff)	11/24/26		343	320,846

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Germany (cont’d.)
5.000%(ff)	09/05/30	EUR	400	$455,472
5.375%(ff)	01/11/29	EUR	300	346,333
Sr. Non-Preferred Notes, EMTN
1.750%(ff)	11/19/30	EUR	300	287,780
E.ON International Finance BV,
Gtd. Notes, EMTN
6.375%	06/07/32	GBP	203	285,404
Kreditanstalt fuer Wiederaufbau,
Gov’t. Gtd. Notes
0.375%	04/23/25	EUR	396	422,926
4.125%	07/15/33		1,079	1,082,874
Gov’t. Gtd. Notes, EMTN
3.125%	10/10/28	EUR	1,190	1,356,194
Gov’t. Gtd. Notes, MTN
4.100%	02/20/26	AUD	559	380,931
Mercedes-Benz Finance North America LLC,
Gtd. Notes, 144A
5.375%	11/26/25		190	192,018
Volkswagen International Finance NV,
Gtd. Notes
3.748%(ff)	12/28/27(oo)	EUR	200	206,670
Wintershall Dea Finance BV,
Gtd. Notes
1.823%	09/25/31	EUR	200	188,687
ZF Finance GmbH,
Gtd. Notes, EMTN
3.750%	09/21/28	EUR	200	212,927

				6,793,230

India — 0.1%
Adani Transmission Step-One Ltd.,
Sr. Sec’d. Notes
4.000%	08/03/26		200	182,500
UPL Corp. Ltd.,
Gtd. Notes
4.625%	06/16/30		200	167,312

				349,812

Indonesia — 0.0%
Freeport Indonesia PT,
Sr. Unsec’d. Notes
6.200%	04/14/52		200	198,187

Ireland — 0.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
Gtd. Notes
2.450%	10/29/26		300	277,431
3.000%	10/29/28		150	136,387
3.650%	07/21/27(a)		425	403,397
AIB Group PLC,
Jr. Sub. Notes
6.250%(ff)	06/23/25(oo)	EUR	450	491,860
Sr. Unsec’d. Notes, EMTN
2.250%(ff)	04/04/28	EUR	195	206,291
Avolon Holdings Funding Ltd.,
Gtd. Notes, 144A
3.950%	07/01/24		64	63,182

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Ireland (cont’d.)
Bank of Ireland Group PLC,
Sr. Unsec’d. Notes, 144A
6.253%(ff)	09/16/26		287	$290,069
Sub. Notes, EMTN
6.750%(ff)	03/01/33	EUR	325	387,679
Permanent TSB Group Holdings PLC,
Sr. Unsec’d. Notes
6.625%(ff)	04/25/28	EUR	300	349,135
6.625%(ff)	06/30/29	EUR	100	118,120

				2,723,551

Israel — 0.0%
Israel Discount Bank Ltd.,
Sr. Unsec’d. Notes, 144A
5.375%	01/26/28		200	193,938
Leviathan Bond Ltd.,
Sr. Sec’d. Notes, 144A
6.125%	06/30/25		68	65,809

				259,747

Italy — 0.4%
Autostrade per l’Italia SpA,
Sr. Unsec’d. Notes
2.000%	12/04/28	EUR	540	546,876
2.000%	01/15/30	EUR	220	214,890
Sr. Unsec’d. Notes, EMTN
2.250%	01/25/32	EUR	305	288,691
Enel SpA,
Jr. Sub. Notes, Series 6.5Y
1.375%(ff)	06/08/27(oo)	EUR	263	252,479
Eni SpA,
Jr. Sub. Notes, Series NC9
3.375%(ff)	07/13/29(oo)	EUR	300	303,394
Intesa Sanpaolo SpA,
Sr. Preferred Notes, 144A
7.200%	11/28/33		534	568,335
UniCredit SpA,
Sr. Preferred Notes, 144A
1.982%(ff)	06/03/27		611	559,069

				2,733,734

Japan — 0.2%
Development Bank of Japan, Inc.,
Gov’t. Gtd. Notes, GMTN
3.125%	04/13/28	EUR	200	224,276
Sr. Unsec’d. Notes, GMTN
0.010%	10/15/24	EUR	364	390,567
0.010%	09/09/25	EUR	190	199,175
Mizuho Financial Group, Inc.,
Sr. Unsec’d. Notes
3.153%(ff)	07/16/30		400	359,478
Takeda Pharmaceutical Co. Ltd.,
Sr. Unsec’d. Notes
3.000%	11/21/30	EUR	200	216,970

				1,390,466

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Luxembourg — 0.1%
Blackstone Property Partners Europe Holdings Sarl,
Sr. Unsec’d. Notes, EMTN
2.000%	02/15/24	EUR	119	$130,895
Logicor Financing Sarl,
Gtd. Notes, EMTN
2.250%	05/13/25	EUR	242	258,551
3.250%	11/13/28	EUR	247	258,908
Vivion Investments Sarl,
Sr. Unsec’d. Notes
3.000%	08/08/24	EUR	200	206,114

				854,468

Malaysia — 0.0%
Petronas Capital Ltd.,
Gtd. Notes, 144A, MTN
3.500%	04/21/30		200	187,024

Mexico — 0.1%
America Movil SAB de CV,
Sr. Unsec’d. Notes
2.875%	05/07/30		200	177,700
Bimbo Bakeries USA, Inc.,
Gtd. Notes, 144A
6.400%	01/15/34		200	221,607
Braskem Idesa SAPI,
Sr. Sec’d. Notes, 144A
6.990%	02/20/32		200	113,024
Petroleos Mexicanos,
Gtd. Notes
6.700%	02/16/32		304	251,560

				763,891

Netherlands — 0.9%
ABN AMRO Bank NV,
Covered Bonds, EMTN
0.400%	09/17/41	EUR	400	277,462
Sr. Non-Preferred Notes, 144A
1.542%(ff)	06/16/27		800	725,540
BNG Bank NV,
Sr. Unsec’d. Notes, EMTN
0.750%	01/24/29	EUR	135	136,509
Sr. Unsec’d. Notes, MTN
3.300%	07/17/28	AUD	1,250	815,433
3.500%	07/19/27	AUD	581	385,406
Cooperatieve Rabobank UA,
Covered Bonds, EMTN
0.125%	12/01/31	EUR	1,600	1,436,283
Sub. Notes, EMTN
4.625%	05/23/29	GBP	140	172,590
ING Groep NV,
Sr. Unsec’d. Notes
3.869%(ff)	03/28/26		200	195,977
4.500%(ff)	05/23/29	EUR	500	568,358
5.250%(ff)	11/14/33	EUR	100	120,996
Koninklijke KPN NV,
Sr. Unsec’d. Notes, GMTN
3.875%	07/03/31	EUR	300	342,689

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Netherlands (cont’d.)
Nederlandse Waterschapsbank NV,
Sr. Unsec’d. Notes, EMTN
0.000%	11/16/26	EUR	564	$579,939
TenneT Holding BV,
Sr. Unsec’d. Notes, EMTN
4.500%	10/28/34	EUR	275	337,346

				6,094,528

Norway — 0.1%
Aker BP ASA,
Sr. Unsec’d. Notes, 144A
6.000%	06/13/33		325	337,348
Equinor ASA,
Gtd. Notes
2.875%	04/06/25		210	204,787
Var Energi ASA,
Sr. Unsec’d. Notes, 144A
8.000%	11/15/32		200	224,189

				766,324

Panama — 0.0%
ENA Master Trust,
Sr. Sec’d. Notes, 144A
4.000%	05/19/48		323	225,586

Peru — 0.0%
Credicorp Capital Sociedad Titulizadora SA,
Local Gov’t. Gtd. Notes, 144A^
10.100%	12/15/43	PEN	845	228,422
Volcan Cia Minera SAA,
Sr. Unsec’d. Notes, 144A
4.375%	02/11/26		20	12,100

				240,522

Poland — 0.0%
Bank Gospodarstwa Krajowego,
Gov’t. Gtd. Notes, 144A, MTN
5.375%	05/22/33		200	202,530

Portugal — 0.2%
EDP - Energias de Portugal SA,
Jr. Sub. Notes
1.875%(ff)	08/02/81	EUR	200	205,165
Jr. Sub. Notes, Series NC5
1.500%(ff)	03/14/82	EUR	100	99,110
EDP Servicios Financieros Espana SA,
Sr. Unsec’d. Notes, EMTN
4.375%	04/04/32	EUR	675	793,379

				1,097,654

Qatar — 0.0%
QatarEnergy,
Sr. Unsec’d. Notes
3.125%	07/12/41		250	191,900

Saudi Arabia — 0.0%
Greensaif Pipelines Bidco Sarl,
Sr. Sec’d. Notes, 144A
6.129%	02/23/38		200	208,687

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
South Africa — 0.0%
Anglo American Capital PLC,
Gtd. Notes, EMTN
4.750%	09/21/32	EUR	135	$156,355

South Korea — 0.1%
POSCO,
Sr. Unsec’d. Notes, 144A
5.750%	01/17/28		200	204,702
SK Hynix, Inc.,
Sr. Unsec’d. Notes
6.500%	01/17/33		200	210,726

				415,428

Spain — 0.6%
Banco Bilbao Vizcaya Argentaria SA,
Sr. Non-Preferred Notes
6.138%(ff)	09/14/28		200	205,156
Sub. Notes
7.883%(ff)	11/15/34		200	217,175
Banco de Sabadell SA,
Covered Bonds
1.000%	04/26/27	EUR	100	103,784
Sr. Non-Preferred Notes, EMTN
5.250%(ff)	02/07/29	EUR	200	227,780
Banco Santander SA,
Sr. Non-Preferred Notes
3.800%	02/23/28		400	376,991
4.175%(ff)	03/24/28		200	192,041
Sub. Notes, EMTN
5.750%(ff)	08/23/33	EUR	400	462,568
CaixaBank SA,
Covered Bonds
1.000%	09/25/25	EUR	100	106,260
Jr. Sub. Notes
6.750%(ff)	06/13/24(oo)	EUR	400	441,094
Sr. Non-Preferred Notes, 144A
6.208%(ff)	01/18/29		660	672,716
Sr. Non-Preferred Notes, EMTN
0.375%(ff)	11/18/26	EUR	100	103,815
Sr. Preferred Notes, EMTN
0.625%(ff)	01/21/28	EUR	600	610,668
Telefonica Europe BV,
Gtd. Notes
3.875%(ff)	06/22/26(oo)	EUR	300	320,057

				4,040,105

Supranational Bank — 0.9%
African Export-Import Bank (The),
Sr. Unsec’d. Notes, 144A
2.634%	05/17/26		219	201,480
European Investment Bank,
Sr. Unsec’d. Notes
2.875%	01/12/33	EUR	1,460	1,646,807
Sr. Unsec’d. Notes, EMTN
1.125%	09/15/36	EUR	252	228,996
3.000%	10/14/33	EUR	315	359,533
Sr. Unsec’d. Notes, MTN
0.750%	07/15/27	AUD	880	532,400

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Supranational Bank (cont’d.)
1.800%	01/19/27	AUD	365	$232,562
Sr. Unsec’d. Notes, Series EARN
3.000%	11/15/28	EUR	1,190	1,347,976
Inter-American Development Bank,
Sr. Unsec’d. Notes, MTN
2.700%	01/29/26	AUD	80	52,873
4.250%	06/11/26	AUD	183	124,938
Unsec’d. Notes, MTN
2.500%	04/14/27	AUD	110	71,282
International Bank for Reconstruction & Development,
Sr. Unsec’d. Notes
4.750%	11/14/33		270	285,029
Sr. Unsec’d. Notes, EMTN
0.010%	04/24/28	EUR	140	139,402
Sr. Unsec’d. Notes, GMTN
0.000%	01/15/27	EUR	162	166,201
Sr. Unsec’d. Notes, MTN
3.000%	10/19/26	AUD	105	69,466
International Finance Corp.,
Sr. Unsec’d. Notes
4.450%	05/14/27	AUD	827	568,842

				6,027,787

Sweden — 0.3%
Assa Abloy AB,
Gtd. Notes, EMTN
3.750%	09/13/26	EUR	300	336,987
Sr. Unsec’d. Notes, EMTN
3.875%	09/13/30	EUR	575	664,958
Heimstaden Bostad AB,
Sr. Unsec’d. Notes, EMTN
1.125%	01/21/26	EUR	124	116,151
Heimstaden Bostad Treasury BV,
Gtd. Notes, EMTN
0.625%	07/24/25	EUR	300	292,656
Svenska Handelsbanken AB,
Sub. Notes, EMTN
4.625%(ff)	08/23/32	GBP	100	122,356
Swedbank AB,
Sub. Notes, GMTN
3.625%(ff)	08/23/32	EUR	150	161,625
Verisure Holding AB,
Sr. Sec’d. Notes, 144A
3.250%	02/15/27	EUR	100	105,890

				1,800,623

Switzerland — 0.5%
Sika Capital BV,
Gtd. Notes
1.500%	04/29/31	EUR	200	198,311
UBS Group AG,
Jr. Sub. Notes, 144A
9.250%(ff)	11/13/28(oo)		210	225,488
Sr. Unsec’d. Notes
2.875%(ff)	04/02/32	EUR	105	108,108
7.750%(ff)	03/01/29	EUR	400	508,288

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Switzerland (cont’d.)
Sr. Unsec’d. Notes, 144A
6.246%(ff)	09/22/29		600	$624,713
Sr. Unsec’d. Notes, 144A, SOFR + 1.580%
6.976%(c)	05/12/26		305	306,416
Sr. Unsec’d. Notes, EMTN
0.625%	01/18/33	EUR	200	165,802
0.650%(ff)	01/14/28	EUR	527	530,963
1.000%(ff)	06/24/27	EUR	382	395,394
3.250%(ff)	04/02/26	EUR	107	116,983

				3,180,466

United Arab Emirates — 0.1%
Galaxy Pipeline Assets Bidco Ltd.,
Sr. Sec’d. Notes
2.940%	09/30/40		504	414,445
Sr. Sec’d. Notes, 144A
2.160%	03/31/34		170	147,272

				561,717

United Kingdom — 2.1%
AstraZeneca PLC,
Sr. Unsec’d. Notes
6.450%	09/15/37		85	99,477
Barclays PLC,
Jr. Sub. Notes
6.375%(ff)	12/15/25(oo)	GBP	400	484,076
Sr. Unsec’d. Notes
1.106%(ff)	05/12/32	EUR	195	175,437
2.279%(ff)	11/24/27		400	366,887
Sr. Unsec’d. Notes, EMTN
3.375%(ff)	04/02/25	EUR	298	328,056
Sub. Notes
7.119%(ff)	06/27/34		200	211,866
BP Capital Markets BV,
Gtd. Notes, EMTN
3.773%	05/12/30	EUR	350	399,183
BP Capital Markets PLC,
Gtd. Notes
1.104%	11/15/34	EUR	200	173,960
3.250%(ff)	03/22/26(oo)	EUR	553	588,754
BUPA Finance PLC,
Gtd. Notes
5.000%	10/12/30	EUR	200	236,786
Cadent Finance PLC,
Gtd. Notes, EMTN
0.625%	03/19/30	EUR	410	381,576
Centrica PLC,
Sr. Unsec’d. Notes, EMTN
4.375%	03/13/29	GBP	434	546,277
CK Hutchison Group Telecom Finance SA,
Gtd. Notes
1.125%	10/17/28	EUR	335	333,093
1.500%	10/17/31	EUR	351	324,559
Diageo Capital PLC,
Gtd. Notes
5.300%	10/24/27		390	402,136

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United Kingdom (cont’d.)
Direct Line Insurance Group PLC,
Jr. Sub. Notes
4.750%(ff)	12/07/27(oo)	GBP	238	$232,106
Gatwick Funding Ltd.,
Sr. Sec’d. Notes, EMTN
2.500%	04/15/32	GBP	150	166,578
Heathrow Funding Ltd.,
Sr. Sec’d. Notes, EMTN
4.500%	07/11/35	EUR	330	387,443
6.450%	12/10/33	GBP	100	140,824
HSBC Holdings PLC,
Sr. Unsec’d. Notes
0.641%(ff)	09/24/29	EUR	175	169,251
3.000%(ff)	07/22/28	GBP	240	284,579
Sr. Unsec’d. Notes, EMTN
4.787%(ff)	03/10/32	EUR	300	349,926
Sub. Notes
6.364%(ff)	11/16/32	EUR	300	355,746
INEOS Quattro Finance 2 PLC,
Sr. Sec’d. Notes, 144A
8.500%	03/15/29	EUR	100	116,366
Lloyds Banking Group PLC,
Jr. Sub. Notes
7.500%(ff)	09/27/25(oo)		200	195,750
National Gas Transmission PLC,
Sr. Unsec’d. Notes, EMTN
1.125%	01/14/33	GBP	200	185,000
National Grid Electricity Distribution East Midlands PLC,
Sr. Unsec’d. Notes, EMTN
3.530%	09/20/28	EUR	100	111,971
National Grid PLC,
Sr. Unsec’d. Notes
5.809%	06/12/33		65	67,483
Sr. Unsec’d. Notes, EMTN
3.245%	03/30/34	EUR	300	314,553
Nationwide Building Society,
Covered Bonds
3.625%	03/15/28	EUR	215	244,808
Covered Bonds, EMTN
1.125%	05/31/28	EUR	185	190,168
Sr. Non-Preferred Notes, 144A, MTN, SOFR + 1.290%
6.691%(c)	02/16/28		200	196,851
Rentokil Initial Finance BV,
Gtd. Notes, EMTN
4.375%	06/27/30	EUR	204	237,795
Rothesay Life PLC,
Sub. Notes, EMTN
7.734%	05/16/33	GBP	315	426,862
Santander UK Group Holdings PLC,
Sr. Unsec’d. Notes
1.089%(ff)	03/15/25		421	416,455
1.532%(ff)	08/21/26		414	385,896
6.534%(ff)	01/10/29		200	206,950
6.833%(ff)	11/21/26		200	203,726
Santander UK PLC,
Covered Bonds
1.125%	03/12/27	EUR	360	375,613

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United Kingdom (cont’d.)
Standard Chartered PLC,
Jr. Sub. Notes, 144A, 3 Month LIBOR + 1.510%
7.162%(c)	01/30/27(oo)		100	$95,740
Sr. Unsec’d. Notes, 144A
1.456%(ff)	01/14/27		569	522,029
6.170%(ff)	01/09/27(a)		200	202,453
Thames Water Utilities Finance PLC,
Sr. Sec’d. Notes, EMTN
4.000%	06/19/25	GBP	100	121,574
4.000%	04/18/27	EUR	203	216,228
6.750%	11/16/28	GBP	260	336,611
Virgin Media Secured Finance PLC,
Sr. Sec’d. Notes
5.000%	04/15/27	GBP	100	123,894
Virgin Money UK PLC,
Sr. Unsec’d. Notes, GMTN
3.125%(ff)	06/22/25	GBP	100	124,774
Vodafone Group PLC,
Jr. Sub. Notes
2.625%(ff)	08/27/80	EUR	250	262,241
Sr. Unsec’d. Notes
3.750%	01/16/24		475	474,557
Sr. Unsec’d. Notes, MTN
4.200%	12/13/27	AUD	70	46,449

				13,541,373

United States — 14.3%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.600%	11/21/24		263	256,980
4.050%	11/21/39		261	236,042
4.250%	11/14/28		575	572,364
4.250%	11/21/49		119	106,205
Air Lease Corp.,
Sr. Unsec’d. Notes
3.625%	12/01/27		69	65,321
5.400%	06/01/28	CAD	106	81,877
Aircastle Ltd.,
Sr. Unsec’d. Notes
4.125%	05/01/24		40	39,733
Alexander Funding Trust II,
Sr. Sec’d. Notes, 144A
7.467%	07/31/28		142	149,148
Allstate Corp. (The),
Sr. Unsec’d. Notes
5.250%	03/30/33(a)		135	137,909
Ally Financial, Inc.,
Sr. Unsec’d. Notes
7.100%	11/15/27(a)		75	78,172
Altria Group, Inc.,
Gtd. Notes
3.125%	06/15/31	EUR	235	235,190
American Express Co.,
Sr. Unsec’d. Notes
5.043%(ff)	05/01/34		45	44,937
Sub. Notes
5.625%(ff)	07/28/34		140	144,897

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
American Tower Corp.,
Sr. Unsec’d. Notes
0.400%	02/15/27	EUR	300	$301,283
0.500%	01/15/28	EUR	380	373,314
4.400%	02/15/26		132	130,431
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.250%	06/01/51		153	112,657
4.200%	09/01/48		50	43,658
Amgen, Inc.,
Sr. Unsec’d. Notes
2.200%	02/21/27		325	302,165
4.200%	03/01/33		87	82,779
5.150%	03/02/28		425	434,550
5.250%	03/02/30		500	514,167
5.250%	03/02/33		425	435,602
5.600%	03/02/43		85	87,898
5.650%	03/02/53		25	26,354
5.750%	03/02/63		80	84,143
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC,
Sr. Unsec’d. Notes, 144A
3.000%	09/01/29	EUR	115	101,741
Arko Corp.,
Gtd. Notes, 144A
5.125%	11/15/29		230	199,542
AT&T, Inc.,
Sr. Unsec’d. Notes
2.550%	12/01/33		347	283,101
3.500%	06/01/41		112	89,014
4.500%	05/15/35		600	569,109
5.539%	02/20/26		245	245,173
AutoNation, Inc.,
Gtd. Notes
3.800%	11/15/27		56	52,574
AutoZone, Inc.,
Sr. Unsec’d. Notes
6.250%	11/01/28		20	21,258
6.550%	11/01/33		440	488,842
Aviation Capital Group LLC,
Sr. Unsec’d. Notes, 144A
1.950%	01/30/26		245	226,968
1.950%	09/20/26		63	57,115
3.500%	11/01/27		23	21,181
4.125%	08/01/25		5	4,853
4.375%	01/30/24		33	32,930
4.875%	10/01/25		14	13,725
5.500%	12/15/24		91	90,491
Axalta Coating Systems LLC,
Gtd. Notes, 144A
3.375%	02/15/29		360	323,780
Bank of America Corp.,
Jr. Sub. Notes, Series U, 3 Month SOFR + 3.397%
8.774%(c)	01/29/24(oo)		49	49,011
Sr. Unsec’d. Notes
4.571%(ff)	04/27/33		319	304,281
5.202%(ff)	04/25/29		175	176,068

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
5.819%(ff)	09/15/29		488	$503,743
Sr. Unsec’d. Notes, MTN
2.551%(ff)	02/04/28		1,033	957,179
2.972%(ff)	02/04/33		509	432,529
4.827%(ff)	07/22/26		165	163,776
Sr. Unsec’d. Notes, Series 2025, MTN, SOFR + 0.660%
6.053%(c)	02/04/25		106	105,869
Sub. Notes
2.482%(ff)	09/21/36		95	75,376
Bank of New York Mellon (The),
Sr. Unsec’d. Notes, MTN
5.224%(ff)	11/21/25		250	250,000
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.363%	06/06/24		159	157,406
3.700%	06/06/27		491	475,845
BlackRock, Inc.,
Sr. Unsec’d. Notes
4.750%	05/25/33(a)		160	161,659
Boeing Co. (The),
Sr. Unsec’d. Notes
1.433%	02/04/24		675	672,285
2.196%	02/04/26		149	140,803
3.200%	03/01/29		75	70,188
5.705%	05/01/40		150	155,468
5.805%	05/01/50		95	98,531
5.930%	05/01/60		160	166,108
Bon Secours Mercy Health, Inc.,
Sec’d. Notes, Series 20-2
2.095%	06/01/31		72	59,029
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
1.800%	03/03/27	EUR	632	671,079
4.250%	05/15/29	EUR	585	682,422
4.500%	11/15/31	EUR	897	1,076,384
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.001%	08/01/29		437	391,363
Boston Scientific Corp.,
Sr. Unsec’d. Notes
0.625%	12/01/27	EUR	400	403,476
2.650%	06/01/30		76	67,909
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
5.750%	02/01/31		87	93,114
5.900%	11/15/33		85	92,645
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.500%	01/15/28		297	284,598
Broadcom, Inc.,
Gtd. Notes
4.300%	11/15/32		55	52,733
Gtd. Notes, 144A
1.950%	02/15/28		122	109,611
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35		589	483,738
3.419%	04/15/33		217	190,626

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
4.150%	04/15/32		190	$179,316
Broadridge Financial Solutions, Inc.,
Sr. Unsec’d. Notes
2.600%	05/01/31		662	565,873
Capital One Financial Corp.,
Sr. Unsec’d. Notes
4.166%(ff)	05/09/25		44	43,663
6.312%(ff)	06/08/29		110	112,845
6.377%(ff)	06/08/34		549	565,824
Cargill, Inc.,
Sr. Unsec’d. Notes
3.875%	04/24/30	EUR	340	389,801
Carrier Global Corp.,
Sr. Unsec’d. Notes, 144A
4.125%	05/29/28	EUR	285	322,328
5.800%	11/30/25		255	258,534
5.900%	03/15/34		425	460,000
6.200%	03/15/54		90	104,351
CBRE Services, Inc.,
Gtd. Notes
5.950%	08/15/34		175	184,153
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31		219	191,328
Celanese US Holdings LLC,
Gtd. Notes
6.350%	11/15/28		160	167,769
6.700%	11/15/33		155	168,490
Charles Schwab Corp. (The),
Jr. Sub. Notes, Series I
4.000%(ff)	06/01/26(oo)		285	251,298
Sr. Unsec’d. Notes, SOFR Index + 0.520%
5.916%(c)	05/13/26		159	156,120
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.500%	02/01/24		135	134,803
4.800%	03/01/50		225	175,125
4.908%	07/23/25		291	288,285
5.125%	07/01/49		76	61,848
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
5.125%	06/30/27		370	371,687
Cigna Group (The),
Sr. Unsec’d. Notes
2.375%	03/15/31		425	362,700
5.685%	03/15/26		245	245,140
Citigroup, Inc.,
Jr. Sub. Notes
7.625%(ff)	11/15/28(oo)		34	34,707
Jr. Sub. Notes, Series W
4.000%(ff)	12/10/25(oo)		19	17,506
Jr. Sub. Notes, Series Y
4.150%(ff)	11/15/26(oo)		256	220,357
Sr. Unsec’d. Notes
3.106%(ff)	04/08/26		584	567,840
4.412%(ff)	03/31/31		350	335,153

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
4.910%(ff)	05/24/33	150	$146,887
Sr. Unsec’d. Notes, SOFR + 0.686%
6.069%(ff)	10/30/24	274	273,862
Sr. Unsec’d. Notes, Series VAR
3.070%(ff)	02/24/28	70	65,966
Sub. Notes
6.174%(ff)	05/25/34	250	259,291
Columbia Pipelines Holding Co. LLC,
Sr. Unsec’d. Notes, 144A
6.055%	08/15/26	125	127,928
Columbia Pipelines Operating Co. LLC,
Sr. Unsec’d. Notes, 144A
5.927%	08/15/30	185	191,438
6.036%	11/15/33	40	41,933
6.497%	08/15/43	45	48,278
6.544%	11/15/53	145	159,362
Comcast Corp.,
Gtd. Notes
5.250%	11/07/25	55	55,620
CommonSpirit Health,
Sr. Sec’d. Notes
2.782%	10/01/30	635	550,096
3.910%	10/01/50	1	788
ConocoPhillips Co.,
Gtd. Notes
5.550%	03/15/54	143	152,214
Constellation Brands, Inc.,
Gtd. Notes
4.650%	11/15/28	50	50,084
Sr. Unsec’d. Notes
4.750%	05/09/32	2	1,994
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes
3.500%	04/04/25	85	82,924
Cox Communications, Inc.,
Gtd. Notes, 144A
5.700%	06/15/33	35	36,498
Crown Castle, Inc.,
Sr. Unsec’d. Notes
5.600%	06/01/29	63	64,470
5.800%	03/01/34	464	480,619
CVS Health Corp.,
Sr. Unsec’d. Notes
4.300%	03/25/28	450	442,330
4.780%	03/25/38	46	43,484
DCP Midstream Operating LP,
Gtd. Notes
5.625%	07/15/27	201	206,073
Dell International LLC/EMC Corp.,
Sr. Unsec’d. Notes
5.300%	10/01/29	99	101,995
6.020%	06/15/26	293	299,841
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.850%	12/15/25	352	356,070
7.875%	09/30/31	74	86,256
7.950%	04/15/32	406	472,433

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Diamondback Energy, Inc.,
Gtd. Notes
6.250%	03/15/33		332	$355,434
Digital Dutch Finco BV,
Gtd. Notes
1.000%	01/15/32	EUR	100	87,828
1.250%	02/01/31	EUR	374	345,021
Digital Euro Finco LLC,
Gtd. Notes
2.500%	01/16/26	EUR	127	136,556
Discovery Communications LLC,
Gtd. Notes
4.125%	05/15/29		571	541,671
5.200%	09/20/47		26	22,438
5.300%	05/15/49		80	69,132
DISH DBS Corp.,
Sr. Sec’d. Notes, 144A
5.250%	12/01/26		87	74,756
5.750%	12/01/28		134	108,348
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25		282	276,999
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	06/01/28		180	176,684
Duke Energy Corp.,
Sr. Unsec’d. Notes
4.500%	08/15/32		170	164,785
Eli Lilly & Co.,
Sr. Unsec’d. Notes
5.000%	02/27/26		295	295,135
Energy Transfer LP,
Sr. Unsec’d. Notes
4.400%	03/15/27		250	244,611
5.500%	06/01/27		41	41,545
6.100%	12/01/28		200	210,557
6.400%	12/01/30		150	160,462
Entegris Escrow Corp.,
Sr. Sec’d. Notes, 144A
4.750%	04/15/29		177	170,477
Enterprise Products Operating LLC,
Gtd. Notes
3.750%	02/15/25		41	40,460
3.950%	02/15/27		100	98,465
EQT Corp.,
Sr. Unsec’d. Notes
5.700%	04/01/28		43	43,703
6.125%	02/01/25		92	92,311
Sr. Unsec’d. Notes, 144A
3.625%	05/15/31		106	94,639
Equinix, Inc.,
Sr. Unsec’d. Notes
2.500%	05/15/31		707	601,241
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.600%	05/01/28		93	92,566
4.900%	05/01/33		596	595,408

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
5.400%	05/01/53		30	$31,546
Essential Properties LP,
Gtd. Notes
2.950%	07/15/31		151	118,542
Eversource Energy,
Sr. Unsec’d. Notes
4.750%	05/15/26		80	79,594
Expedia Group, Inc.,
Gtd. Notes
3.250%	02/15/30		100	91,706
4.625%	08/01/27		296	295,195
Fifth Third Bancorp,
Sr. Unsec’d. Notes
6.339%(ff)	07/27/29		50	52,019
Fiserv, Inc.,
Sr. Unsec’d. Notes
5.625%	08/21/33		534	559,185
Ford Credit Canada Co.,
Gtd. Notes
6.382%	11/10/28	CAD	211	166,952
Ford Motor Co.,
Sr. Unsec’d. Notes
3.250%	02/12/32(a)		112	93,177
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.810%	01/09/24		200	199,923
Sr. Unsec’d. Notes, EMTN
3.250%	09/15/25	EUR	283	308,181
Fox Corp.,
Sr. Unsec’d. Notes
5.476%	01/25/39		384	374,484
Freeport-McMoRan, Inc.,
Gtd. Notes
4.625%	08/01/30		221	216,050
GE HealthCare Technologies, Inc.,
Gtd. Notes
5.550%	11/15/24(a)		130	130,078
General Motors Financial Co., Inc.,
Gtd. Notes
3.850%	01/05/28		148	141,496
Sr. Unsec’d. Notes
1.500%	06/10/26		277	253,966
2.350%	02/26/27		204	187,916
4.300%	04/06/29		7	6,753
5.000%	04/09/27		197	196,694
6.100%	01/07/34(a)		544	559,419
Global Payments, Inc.,
Sr. Unsec’d. Notes
4.875%	03/17/31	EUR	180	207,764
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
3.250%	01/15/32		77	65,207
4.000%	01/15/31		33	29,732
6.750%	12/01/33		53	57,179
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series V
4.125%(ff)	11/10/26(a)(oo)		216	192,219

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Sr. Unsec’d. Notes
3.375%	03/27/25	EUR	1,201	$1,322,830
4.482%(ff)	08/23/28		90	88,353
Sr. Unsec’d. Notes, SOFR + 1.390%
6.813%(c)	03/15/24		60	60,091
Sr. Unsec’d. Notes, EMTN
3.625%(ff)	10/29/29	GBP	144	173,267
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A
3.050%	02/14/27		283	263,267
Hasbro, Inc.,
Sr. Unsec’d. Notes
3.550%	11/19/26		587	556,666
3.900%	11/19/29		107	99,725
HCA, Inc.,
Gtd. Notes
3.500%	09/01/30		449	407,268
3.625%	03/15/32		645	576,961
4.625%	03/15/52		85	72,542
5.250%	04/15/25		64	63,993
5.250%	06/15/26		175	175,890
5.375%	02/01/25		525	524,784
5.875%	02/01/29		343	353,893
5.900%	06/01/53		150	154,024
Hess Corp.,
Sr. Unsec’d. Notes
7.125%	03/15/33		173	200,191
Highwoods Realty LP,
Sr. Unsec’d. Notes
7.650%	02/01/34		42	45,399
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.250%	04/15/32		70	64,705
3.300%	04/15/40		45	37,300
4.950%	09/15/52		145	146,982
Honeywell International, Inc.,
Sr. Unsec’d. Notes
2.250%	02/22/28	EUR	180	193,674
3.750%	05/17/32	EUR	200	228,194
4.125%	11/02/34	EUR	490	573,511
Humana, Inc.,
Sr. Unsec’d. Notes
5.750%	12/01/28		85	88,876
5.950%	03/15/34		350	374,763
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
6.208%(ff)	08/21/29(a)		395	407,219
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
1.650%	09/17/26		752	683,856
2.100%	09/15/28		633	553,243
5.680%	06/26/28		150	152,934
5.700%	06/26/30		125	127,865
Ingersoll Rand, Inc.,
Sr. Unsec’d. Notes
5.700%	08/14/33		25	26,451

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Intel Corp.,
Sr. Unsec’d. Notes
2.800%	08/12/41		15	$11,261
3.050%	08/12/51		67	47,396
3.150%	05/11/27		605	581,529
4.250%	12/15/42		6	5,410
4.800%	10/01/41		7	6,833
4.875%	02/10/26(a)		175	176,301
5.700%	02/10/53		125	135,271
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
3.000%	06/15/50		173	123,843
4.600%	03/15/33(a)		205	204,620
International Flavors & Fragrances, Inc.,
Sr. Unsec’d. Notes, 144A
1.230%	10/01/25		70	64,790
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
5.375%	06/15/33		543	552,452
ITC Holdings Corp.,
Sr. Unsec’d. Notes, 144A
4.950%	09/22/27		50	50,200
J M Smucker Co. (The),
Sr. Unsec’d. Notes
5.900%	11/15/28		572	602,281
Jabil, Inc.,
Sr. Unsec’d. Notes
3.000%	01/15/31		541	468,534
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
4.750%	06/08/26		170	171,216
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series Q, 3 Month SOFR + 3.512%
8.889%(c)	02/01/24(oo)		5	5,019
Jr. Sub. Notes, Series R, 3 Month SOFR + 3.562%
8.939%(c)	02/01/24(oo)		158	158,577
Sr. Unsec’d. Notes
0.991%(ff)	04/28/26	GBP	600	722,079
1.953%(ff)	02/04/32		310	252,303
2.963%(ff)	01/25/33		60	51,378
3.702%(ff)	05/06/30		450	423,240
4.452%(ff)	12/05/29		142	139,203
4.851%(ff)	07/25/28		165	165,015
5.299%(ff)	07/24/29		50	50,735
6.087%(ff)	10/23/29		375	394,463
Sr. Unsec’d. Notes, SOFR + 0.920% (Cap N/A, Floor 0.000%)
6.328%(c)	02/24/26		97	96,942
Sr. Unsec’d. Notes, EMTN
1.090%(ff)	03/11/27	EUR	367	383,353
JPMorgan Chase Bank, NA,
Unsec’d. Notes, 144A, MTN
7.000%	05/17/27	IDR	2,772,000	183,366
Keurig Dr. Pepper, Inc.,
Gtd. Notes
3.200%	05/01/30		324	297,837
3.950%	04/15/29		50	48,728

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Kyndryl Holdings, Inc.,
Sr. Unsec’d. Notes
2.050%	10/15/26		211	$192,223
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
5.400%	07/31/33		300	312,122
Lear Corp.,
Sr. Unsec’d. Notes
3.500%	05/30/30		13	11,635
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
4.950%	10/15/25		150	151,359
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
3.350%	04/01/27		202	194,703
M&T Bank Corp.,
Sr. Unsec’d. Notes
5.053%(ff)	01/27/34(a)		345	326,846
7.413%(ff)	10/30/29		265	285,407
Marathon Oil Corp.,
Sr. Unsec’d. Notes
6.600%	10/01/37		270	285,810
Marriott International, Inc.,
Sr. Unsec’d. Notes
4.900%	04/15/29		125	125,804
5.000%	10/15/27		145	146,813
Sr. Unsec’d. Notes, Series FF
4.625%	06/15/30		98	96,357
Sr. Unsec’d. Notes, Series HH
2.850%	04/15/31		53	45,969
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
5.700%	09/15/53		220	239,074
Marvell Technology, Inc.,
Sr. Unsec’d. Notes
5.750%	02/15/29		135	139,676
MasTec, Inc.,
Gtd. Notes, 144A
4.500%	08/15/28		295	277,271
MDC Holdings, Inc.,
Gtd. Notes
6.000%	01/15/43		192	179,157
Medtronic Global Holdings SCA,
Gtd. Notes
0.250%	07/02/25	EUR	200	210,570
4.250%	03/30/28		398	395,535
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.750%	12/10/51		10	6,889
5.000%	05/17/53		140	144,142
Meta Platforms, Inc.,
Sr. Unsec’d. Notes
5.600%	05/15/53		265	287,706
5.750%	05/15/63		315	345,303
Metropolitan Life Global Funding I,
Sec’d. Notes, MTN
4.000%	07/13/27	AUD	100	65,526

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Micron Technology, Inc.,
Sr. Unsec’d. Notes
6.750%	11/01/29		113	$122,121
Morgan Stanley,
Sr. Unsec’d. Notes
4.656%(ff)	03/02/29	EUR	130	148,892
4.813%(ff)	10/25/28	EUR	155	178,958
5.449%(ff)	07/20/29		50	50,946
Sr. Unsec’d. Notes, MTN
1.928%(ff)	04/28/32		50	40,175
3.622%(ff)	04/01/31		8	7,372
5.164%(ff)	04/20/29		650	653,034
5.250%(ff)	04/21/34		350	349,639
Sub. Notes
2.484%(ff)	09/16/36		319	253,213
5.948%(ff)	01/19/38		125	126,573
MPLX LP,
Sr. Unsec’d. Notes
4.125%	03/01/27		314	307,479
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.692%	06/05/28	GBP	145	123,832
4.625%	08/01/29(a)		109	79,065
National Grid North America, Inc.,
Sr. Unsec’d. Notes, EMTN
4.668%	09/12/33	EUR	325	382,693
Nationwide Mutual Insurance Co.,
Sub. Notes, 144A
9.375%	08/15/39		65	86,054
Navient Corp.,
Sr. Unsec’d. Notes
4.875%	03/15/28		110	102,243
Netflix, Inc.,
Sr. Unsec’d. Notes
4.625%	05/15/29	EUR	314	369,638
Niagara Mohawk Power Corp.,
Sr. Unsec’d. Notes, 144A
1.960%	06/27/30		197	163,697
2.759%	01/10/32		32	26,810
4.278%	12/15/28		25	23,932
5.783%	09/16/52		200	207,076
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A, MTN
1.850%	09/16/26		53	47,674
2.450%	09/15/28		227	194,400
NNN REIT, Inc.,
Sr. Unsec’d. Notes
5.600%	10/15/33		75	77,540
Northeastern University,
Unsec’d. Notes, Series 2020
2.894%	10/01/50		103	72,221
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.930%	01/15/25		459	448,616
3.250%	01/15/28		200	191,239

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Northwestern Mutual Global Funding,
Sr. Sec’d. Notes, 144A, MTN
1.700%	06/01/28	113	$99,359
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
5.875%	09/01/25	330	332,358
6.125%	01/01/31	227	236,115
6.200%	03/15/40	5	5,155
6.600%	03/15/46	44	47,554
7.500%	05/01/31	10	11,218
8.500%	07/15/27	161	175,677
8.875%	07/15/30	203	237,446
Omega Healthcare Investors, Inc.,
Gtd. Notes
3.250%	04/15/33	120	96,851
3.625%	10/01/29	22	19,473
ONE Gas, Inc.,
Sr. Unsec’d. Notes
1.100%	03/11/24	109	108,001
ONEOK, Inc.,
Gtd. Notes
5.650%	11/01/28	30	31,006
5.800%	11/01/30	90	93,651
6.050%	09/01/33	589	623,410
6.100%	11/15/32	60	63,757
6.350%	01/15/31	245	261,592
6.625%	09/01/53	140	156,967
Oracle Corp.,
Sr. Unsec’d. Notes
2.800%	04/01/27(a)	701	661,318
2.875%	03/25/31	389	344,490
5.550%	02/06/53	75	75,119
6.250%	11/09/32	388	421,923
6.500%	04/15/38	509	563,080
6.900%	11/09/52	150	175,812
Otis Worldwide Corp.,
Sr. Unsec’d. Notes
5.250%	08/16/28	208	214,146
Ovintiv, Inc.,
Gtd. Notes
6.250%	07/15/33	32	33,110
6.500%	08/15/34	80	85,164
6.500%	02/01/38	46	47,487
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
0.900%	11/08/24	125	120,440
Pacific Gas & Electric Co.,
First Mortgage
3.300%	08/01/40	95	69,632
6.100%	01/15/29	170	175,820
6.400%	06/15/33	230	242,181
6.700%	04/01/53	230	250,358
6.750%	01/15/53	65	70,889
6.950%	03/15/34	45	49,543
Sr. Sec’d. Notes
3.250%	06/01/31	85	73,670

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Paramount Global,
Sr. Unsec’d. Notes
4.200%	05/19/32(a)		439	$392,524
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
2.850%	10/01/29		25	22,897
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.750%	05/24/26		375	377,841
Permian Resources Operating LLC,
Gtd. Notes, 144A
7.000%	01/15/32		275	283,627
Pfizer Investment Enterprises Pte Ltd.,
Gtd. Notes
4.450%	05/19/26		155	154,429
4.450%	05/19/28		197	196,704
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
5.625%	11/17/29		200	209,787
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
6.650%	01/15/37		443	474,934
Post Holdings, Inc.,
Gtd. Notes, 144A
5.625%	01/15/28		245	242,489
Prologis Euro Finance LLC,
Gtd. Notes
4.625%	05/23/33	EUR	280	329,714
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
2.450%	11/15/31		100	84,127
PulteGroup, Inc.,
Gtd. Notes
7.875%	06/15/32		481	565,206
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
6.400%	11/30/33		154	171,064
Realty Income Corp.,
Sr. Unsec’d. Notes
4.625%	11/01/25		374	371,686
5.750%	12/05/31	GBP	690	918,341
Regal Rexnord Corp.,
Gtd. Notes, 144A
6.050%	02/15/26		186	187,985
Roche Holdings, Inc.,
Gtd. Notes, 144A
1.930%	12/13/28(a)		500	446,034
Ryder System, Inc.,
Sr. Unsec’d. Notes
6.600%	12/01/33(a)		516	573,200
S&P Global, Inc.,
Gtd. Notes
2.450%	03/01/27		470	443,183
2.700%	03/01/29		85	78,695
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.625%	03/01/25		542	543,045

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Santander Holdings USA, Inc.,
Sr. Unsec’d. Notes
2.490%(ff)	01/06/28		135	$123,803
7.660%(ff)	11/09/31		400	432,999
Schneider Electric SE,
Sr. Unsec’d. Notes, EMTN
1.500%	01/15/28	EUR	200	210,252
Sempra,
Sr. Unsec’d. Notes
3.300%	04/01/25		110	107,295
3.700%	04/01/29		10	9,525
SLM Corp.,
Sr. Unsec’d. Notes
4.200%	10/29/25		158	153,382
Southern California Edison Co.,
First Mortgage
5.650%	10/01/28		20	20,854
5.850%	11/01/27		70	73,115
5.950%	11/01/32(a)		155	166,591
Southern California Gas Co.,
First Mortgage
6.350%	11/15/52		180	205,945
Southern Co. (The),
Sr. Unsec’d. Notes
5.200%	06/15/33		130	132,646
5.500%	03/15/29		185	192,542
5.700%	03/15/34		80	84,251
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	05/30/47		60	50,764
5.750%	09/15/33		170	178,689
Southwestern Public Service Co.,
First Mortgage
4.500%	08/15/41		54	47,989
State Street Corp.,
Sr. Unsec’d. Notes
5.272%	08/03/26		170	172,376
Stryker Corp.,
Sr. Unsec’d. Notes
3.375%	12/11/28	EUR	123	137,593
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes, 144A
7.000%	09/15/28		275	283,888
Sutter Health,
Unsec’d. Notes
5.164%	08/15/33		50	50,952
Synchrony Financial,
Sr. Unsec’d. Notes
2.875%	10/28/31		192	153,871
Sysco Corp.,
Gtd. Notes
5.950%	04/01/30		203	216,058
Tapestry, Inc.,
Sr. Unsec’d. Notes
5.375%	11/27/27	EUR	362	413,325
7.000%	11/27/26		120	124,493
7.050%	11/27/25		18	18,424

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Targa Resources Corp.,
Gtd. Notes
6.150%	03/01/29	40	$41,878
6.500%	03/30/34	150	162,227
6.500%	02/15/53	195	211,211
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.875%	02/01/31	125	121,362
6.875%	01/15/29	100	103,283
Teledyne Technologies, Inc.,
Sr. Unsec’d. Notes
0.950%	04/01/24	161	159,119
T-Mobile USA, Inc.,
Gtd. Notes
2.700%	03/15/32	50	42,663
3.000%	02/15/41	110	82,457
3.500%	04/15/25	64	62,676
3.500%	04/15/31(a)	416	380,516
3.750%	04/15/27	388	376,515
3.875%	04/15/30	148	140,510
4.750%	02/01/28	275	273,932
4.950%	03/15/28	110	111,688
5.050%	07/15/33	352	355,038
5.200%	01/15/33	50	51,227
5.750%	01/15/34	533	565,642
TransDigm, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	03/15/26	145	144,828
6.875%	12/15/30	220	226,521
TriNet Group, Inc.,
Sr. Unsec’d. Notes, 144A
7.125%	08/15/31	325	335,096
Trinity Health Corp.,
Sr. Unsec’d. Notes, Series 2021
2.632%	12/01/40	302	219,144
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
6.047%(ff)	06/08/27	25	25,449
U.S. Bancorp,
Sr. Unsec’d. Notes
5.775%(ff)	06/12/29(a)	75	77,034
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.900%	05/15/50	35	24,553
3.050%	05/15/41	160	125,244
3.500%	08/15/39	55	46,772
3.700%	05/15/27	600	587,829
4.000%	05/15/29	90	88,662
4.250%	01/15/29	425	424,091
4.750%	07/15/45	17	16,499
4.750%	05/15/52	20	19,233
5.050%	04/15/53	50	50,578
5.200%	04/15/63	220	224,858
5.250%	02/15/28	130	134,470
5.875%	02/15/53	50	56,622

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Unum Group,
Sr. Unsec’d. Notes
4.125%	06/15/51		250	$186,972
Veralto Corp.,
Gtd. Notes, 144A
5.350%	09/18/28(a)		690	707,253
5.450%	09/18/33		190	197,125
5.500%	09/18/26		190	193,166
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.650%	11/20/40		17	12,260
2.850%	09/03/41		5	3,701
2.875%	11/20/50		10	6,813
2.987%	10/30/56		157	104,469
3.000%	11/20/60		10	6,571
4.125%	03/16/27		605	596,394
VF Corp.,
Sr. Unsec’d. Notes
2.950%	04/23/30		163	136,215
Sr. Unsec’d. Notes, EMTN
4.250%	03/07/29	EUR	262	276,931
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.500%	02/15/25		110	107,126
4.625%	12/01/29		125	118,010
Warnermedia Holdings, Inc.,
Gtd. Notes
3.638%	03/15/25		145	141,949
3.755%	03/15/27(a)		175	167,725
4.054%	03/15/29		220	208,609
4.279%	03/15/32		55	50,318
5.050%	03/15/42(a)		45	39,676
5.141%	03/15/52		145	124,764
6.412%	03/15/26		190	190,147
Wells Fargo & Co.,
Jr. Sub. Notes
7.625%(ff)	09/15/28(oo)		45	47,172
Sr. Unsec’d. Notes
5.389%(ff)	04/24/34		155	155,553
6.303%(ff)	10/23/29		80	84,392
6.491%(ff)	10/23/34		655	713,354
Sr. Unsec’d. Notes, EMTN
2.000%	04/27/26	EUR	200	213,241
Sr. Unsec’d. Notes, MTN
4.897%(ff)	07/25/33		30	29,244
5.557%(ff)	07/25/34		295	300,621
5.574%(ff)	07/25/29		115	117,405
Western Midstream Operating LP,
Sr. Unsec’d. Notes
4.500%	03/01/28		210	203,331
6.350%	01/15/29		85	88,800
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
2.600%	03/15/31		382	327,033
3.750%	06/15/27		78	75,189
4.550%	06/24/24		160	159,147
5.650%	03/15/33		150	156,825

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Workday, Inc.,
Sr. Unsec’d. Notes
3.700%	04/01/29	221	$212,246

			93,471,813

Venezuela — 0.1%
Petroleos de Venezuela SA,
Gtd. Notes
5.375%	04/12/27(d)	1,800	183,672
6.000%	10/28/22(d)	5,170	373,791

			557,463

TOTAL CORPORATE BONDS (cost $195,313,785)			194,675,177

MUNICIPAL BONDS — 0.2%
California — 0.1%
California Earthquake Authority,
Revenue Bonds, Series A
5.603%	07/01/27	75	75,623
Regents of the University of California Medical Center Pooled Revenue,
Revenue Bonds, BABs, Series H
6.548%	05/15/48	60	70,179
University of California,
Taxable, Revenue Bonds, Series B
1.316%	05/15/27	175	158,240
Taxable, Revenue Bonds, Series BG
1.614%	05/15/30	170	142,578

			446,620

Florida — 0.0%
State Board of Administration Finance Corp.,
Taxable, Revenue Bonds, Series A
2.154%	07/01/30	106	90,318

Hawaii — 0.0%
State of Hawaii,
General Obligation Unlimited, Series GM
4.921%	10/01/34	60	61,115
5.418%	10/01/42	35	35,796

			96,911

New Jersey — 0.0%
New Jersey Economic Development Authority,
Taxable, Revenue Bonds, Series A
7.425%	02/15/29	107	115,588
New Jersey Transportation Trust Fund Authority,
Taxable, Revenue Bonds, BABs, Series C
5.754%	12/15/28	60	61,290

			176,878

New York — 0.1%
Metropolitan Transportation Authority,
Revenue Bonds, BABs
6.548%	11/15/31	135	143,261
Taxable, Revenue Bonds, BABs, Series E
6.814%	11/15/40	35	38,937

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

MUNICIPAL BONDS (continued)
New York (cont’d.)
New York State Thruway Authority,
Revenue Bonds, Series M
2.900%	01/01/35	105		$90,717

				272,915

Pennsylvania — 0.0%
Commonwealth Financing Authority,
Taxable, Revenue Bonds
4.144%	06/01/38	40		37,140

TOTAL MUNICIPAL BONDS (cost $1,198,413)				1,120,782

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.0%
United States
Alternative Loan Trust,
Series 2005-50CB, Class 1A1
5.500%	11/25/35	17		13,486
Series 2007-16CB, Class 1A2, 1 Month SOFR + 0.514% (Cap 6.000%, Floor 0.400%)
5.870%(c)	08/25/37	41		26,196
Angel Oak Mortgage Trust,
Series 2021-06, Class A1, 144A
1.458%(cc)	09/25/66	116		93,260
Bellemeade Re Ltd.,
Series 2019-03A, Class M1C, 144A, 1 Month SOFR + 2.064% (Cap N/A, Floor 1.950%)
7.420%(c)	07/25/29	88		88,340
Series 2021-03A, Class A2, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 1.000%)
6.337%(c)	09/25/31	181		179,580
Citigroup Mortgage Loan Trust,
Series 2007-AR05, Class 1A2A
4.522%(cc)	04/25/37	27		24,154
Connecticut Avenue Securities Trust,
Series 2018-R07, Class 1M2, 144A, 30 Day Average SOFR + 2.514% (Cap N/A, Floor 0.000%)
7.852%(c)	04/25/31	1		1,299
Series 2019-R07, Class 1M2, 144A, 30 Day Average SOFR + 2.214% (Cap N/A, Floor 0.000%)
7.552%(c)	10/25/39	—	(r)	316
Series 2020-R01, Class 1M2, 144A, 30 Day Average SOFR + 2.164% (Cap N/A, Floor 0.000%)
7.502%(c)	01/25/40	29		29,893
Series 2020-R02, Class 2M2, 144A, 30 Day Average SOFR + 2.114% (Cap N/A, Floor 0.000%)
7.452%(c)	01/25/40	39		38,894
Series 2022-R02, Class 2M2, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)
8.337%(c)	01/25/42	256		259,405
Series 2022-R06, Class 1M1, 144A, 30 Day Average SOFR + 2.750% (Cap N/A, Floor 0.000%)
8.087%(c)	05/25/42	254		260,864
Series 2022-R08, Class 1M1, 144A, 30 Day Average SOFR + 2.550% (Cap N/A, Floor 2.550%)
7.887%(c)	07/25/42	517		529,928

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2023-R01, Class 1M1, 144A, 30 Day Average SOFR + 2.400% (Cap N/A, Floor 0.000%)
7.737%(c)	12/25/42	122	$124,442
Series 2023-R02, Class 1M1, 144A, 30 Day Average SOFR + 2.300% (Cap N/A, Floor 0.000%)
7.637%(c)	01/25/43	173	177,560
Series 2023-R03, Class 2M2, 144A, 30 Day Average SOFR + 3.900% (Cap N/A, Floor 0.000%)
9.237%(c)	04/25/43	40	42,859
Series 2023-R05, Class 1M1, 144A, 30 Day Average SOFR + 1.900% (Cap N/A, Floor 1.900%)
7.237%(c)	06/25/43	87	87,361
Series 2023-R06, Class 1M1, 144A, 30 Day Average SOFR + 1.700% (Cap N/A, Floor 0.000%)
7.037%(c)	07/25/43	141	141,197
Series 2023-R08, Class 1B1, 144A, 30 Day Average SOFR + 3.550% (Cap N/A, Floor 0.000%)
8.887%(c)	10/25/43	190	192,536
Series 2023-R08, Class 1M2, 144A, 30 Day Average SOFR + 2.500% (Cap N/A, Floor 0.000%)
7.837%(c)	10/25/43	70	71,614
Fannie Mae Connecticut Avenue Securities,
Series 2015-C02, Class 1M2, 30 Day Average SOFR + 4.114% (Cap N/A, Floor 0.000%)
9.452%(c)	05/25/25	12	12,576
Series 2015-C03, Class 1M2, 30 Day Average SOFR + 5.114% (Cap N/A, Floor 0.000%)
10.452%(c)	07/25/25	13	13,157
Series 2015-C04, Class 2M2, 30 Day Average SOFR + 5.664% (Cap N/A, Floor 0.000%)
11.002%(c)	04/25/28	44	45,779
Series 2016-C01, Class 1M2, 30 Day Average SOFR + 6.864% (Cap N/A, Floor 0.000%)
12.202%(c)	08/25/28	20	20,939
Series 2016-C01, Class 2M2, 30 Day Average SOFR + 7.064% (Cap N/A, Floor 0.000%)
12.402%(c)	08/25/28	9	9,138
Series 2016-C02, Class 1M2, 30 Day Average SOFR + 6.114% (Cap N/A, Floor 0.000%)
11.452%(c)	09/25/28	24	25,318
Series 2021-R02, Class 2M2, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)
7.337%(c)	11/25/41	148	147,019
Fannie Mae REMIC,
Series 2016-01, Class SJ, IO, 30 Day Average SOFR x (1) + 6.036% (Cap 6.150%, Floor 0.000%)
0.698%(c)	02/25/46	38	4,978
Series 2017-66, Class BD
3.000%	09/25/47	76	68,298
Series 2020-49, Class IO, IO
4.000%	07/25/50	50	9,687
Series 2020-49, Class KS, IO, 30 Day Average SOFR x (1) + 5.986% (Cap 6.100%, Floor 0.000%)
0.648%(c)	07/25/50	1,620	221,455
Series 2020-57, Class LJ
2.000%	08/25/50	400	289,331

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2020-62, Class GI, IO
4.000%	06/25/48	1,276		$242,633
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2015-DNA01, Class M3, 30 Day Average SOFR + 3.414% (Cap N/A, Floor 0.000%)
8.752%(c)	10/25/27	22		22,285
Series 2016-DNA04, Class M3, 30 Day Average SOFR + 3.914% (Cap N/A, Floor 0.000%)
9.252%(c)	03/25/29	171		178,347
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)
7.937%(c)	11/25/50	27		27,895
Series 2023-DNA2, Class M1A, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
7.437%(c)	04/25/43	261		264,934
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA04, Class B1, 144A, 30 Day Average SOFR + 6.114% (Cap N/A, Floor 0.000%)
11.452%(c)	08/25/50	187		210,264
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)
10.137%(c)	10/25/50	212		237,462
Series 2020-HQA04, Class B1, 144A, 30 Day Average SOFR + 5.364% (Cap N/A, Floor 0.000%)
10.702%(c)	09/25/50	117		127,321
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)
6.987%(c)	01/25/34	156		156,658
Series 2021-DNA07, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)
7.137%(c)	11/25/41	339		335,175
Series 2021-HQA04, Class M1, 144A, 30 Day Average SOFR + 0.950% (Cap N/A, Floor 0.000%)
6.287%(c)	12/25/41	201		198,035
Series 2022-DNA03, Class M1A, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)
7.337%(c)	04/25/42	65		65,796
Series 2023-DNA01, Class M1A, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
7.437%(c)	03/25/43	273		277,105
FHLMC Structured Agency Credit Risk Trust,
Series 2019-DNA04, Class M2, 144A, 30 Day Average SOFR + 2.064% (Cap N/A, Floor 0.000%)
7.402%(c)	10/25/49	—	(r)	343
Freddie Mac REMIC,
Series 3933, Class SK, IO, 30 Day Average SOFR x (1) + 5.836% (Cap 5.950%, Floor 0.000%)
0.497%(c)	10/15/41	150		12,197
Series 4059, Class SP, IO, 30 Day Average SOFR x (1) + 6.436% (Cap 6.550%, Floor 0.000%)
1.097%(c)	06/15/42	49		6,394
Series 4314, Class SE, IO, 30 Day Average SOFR x (1) + 5.936% (Cap 6.050%, Floor 0.000%)
0.597%(c)	03/15/44	49		5,699

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 4583, Class ST, IO, 30 Day Average SOFR x (1) + 5.886% (Cap 6.000%, Floor 0.000%)
0.547%(c)	05/15/46	87	$8,871
Series 5020, Class IH, IO
3.000%	08/25/50	147	23,799
Government National Mortgage Assoc.,
Series 2010-09, Class XD, IO, 1 Month SOFR x (1) + 6.486% (Cap 6.600%, Floor 0.000%)
1.127%(c)	01/16/40	51	6,064
Series 2013-124, Class CS, IO, 1 Month SOFR x (1) + 5.936% (Cap 6.050%, Floor 0.000%)
0.578%(c)	08/20/43	92	9,459
Series 2015-111, Class IW, IO
4.000%	06/20/45	107	10,627
Series 2016-01, Class ST, IO, 1 Month SOFR x (1) + 6.086% (Cap 6.200%, Floor 0.000%)
0.728%(c)	01/20/46	38	3,978
Series 2016-027, Class IA, IO
4.000%	06/20/45	74	8,572
Series 2016-088, Class S, IO, 1 Month SOFR x (1) + 6.086% (Cap 6.200%, Floor 0.000%)
0.728%(c)	01/20/46	255	29,158
Series 2018-067, Class PS, IO, 1 Month SOFR x (1) + 6.086% (Cap 6.200%, Floor 0.000%)
0.728%(c)	05/20/48	34	3,665
Series 2019-006, Class SA, IO, 1 Month SOFR x (1) + 5.936% (Cap 6.050%, Floor 0.000%)
0.578%(c)	01/20/49	37	3,808
Series 2019-078, Class SE, IO, 1 Month SOFR x (1) + 5.986% (Cap 6.100%, Floor 0.000%)
0.628%(c)	06/20/49	47	5,087
Series 2019-151, Class NI, IO
3.500%	10/20/49	133	20,579
Series 2019-153, Class EI, IO
4.000%	12/20/49	89	16,232
Series 2020-061, Class SF, IO, 1 Month SOFR x (1) + 6.326% (Cap 6.440%, Floor 0.000%)
0.968%(c)	07/20/43	116	12,442
Series 2020-061, Class SW, IO, 1 Month SOFR x (1) + 5.936% (Cap 6.050%, Floor 0.000%)
0.578%(c)	08/20/49	140	14,893
Series 2022-022, Class UH
3.000%	12/20/50	123	110,674
GreenPoint MTA Trust,
Series 2005-AR01, Class A2, 1 Month SOFR + 0.554% (Cap 10.500%, Floor 0.440%)
5.910%(c)	06/25/45	65	60,964
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR08, Class A3A, 1 Month SOFR + 0.574% (Cap N/A, Floor 0.460%)
5.930%(c)	07/25/46	1	2,695
JPMorgan Madison Avenue Securities Trust,
Series 2014-CH01, Class M2, 144A, 30 Day Average SOFR + 4.364% (Cap N/A, Floor 4.250%)
9.702%(c)	11/25/24	14	14,281

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
JPMorgan Mortgage Trust,
Series 2021-LTV02, Class A1, 144A
2.520%(cc)	05/25/52		209	$172,011
Series 2023-10, Class A6, 144A
6.000%(cc)	05/25/54		98	97,646
Mill City Mortgage Loan Trust,
Series 2017-02, Class A3, 144A
3.235%(cc)	07/25/59		24	22,901
Series 2019-GS02, Class A1, 144A
2.750%(cc)	08/25/59		42	39,664
PMT Credit Risk Transfer Trust,
Series 2019-02R, Class A, 144A, 1 Month SOFR + 3.864% (Cap N/A, Floor 2.750%)
9.221%(c)	05/30/25		85	84,836
Series 2019-03R, Class A, 144A, 30 Day Average SOFR + 3.814% (Cap N/A, Floor 2.700%)
9.153%(c)	11/27/31		31	31,376
Residential Accredit Loans Trust,
Series 2006-QO10, Class A1, 1 Month SOFR + 0.434% (Cap N/A, Floor 0.320%)
5.790%(c)	01/25/37		54	46,922
Series 2007-QA05, Class 2A1
6.175%(cc)	09/25/37		62	42,336
Series 2007-QH08, Class A
5.791%(cc)	10/25/37		45	37,624
STACR Trust,
Series 2018-HRP02, Class B1, 144A, 30 Day Average SOFR + 4.314% (Cap N/A, Floor 0.000%)
9.652%(c)	02/25/47		160	174,906
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-19XS, Class 1A1, 1 Month SOFR + 0.434% (Cap N/A, Floor 0.320%)
5.790%(c)	10/25/35		35	32,141
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2006-AR11, Class 2A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.500% (Cap N/A, Floor 1.500%)
6.512%(c)	09/25/46		58	52,936

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $7,054,411)				6,820,549

SOVEREIGN BONDS — 28.0%
Australia — 1.3%
Australia Government Bond,
Sr. Unsec’d. Notes, Series 138
3.250%	04/21/29	AUD	1,188	793,031
Sr. Unsec’d. Notes, Series 156
2.750%	05/21/41	AUD	1,558	866,484
Sr. Unsec’d. Notes, Series 162
1.750%	06/21/51	AUD	6,459	2,596,392
Sr. Unsec’d. Notes, Series 164
0.500%	09/21/26	AUD	2,119	1,328,748
New South Wales Treasury Corp.,
Local Gov’t. Gtd. Notes
2.000%	03/08/33	AUD	1,931	1,066,274

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Australia (cont’d.)
Queensland Treasury Corp.,
Local Gov’t. Gtd. Notes
2.500%	03/06/29	AUD	661	$420,175
Local Gov’t. Gtd. Notes, 144A
4.500%	08/22/35	AUD	120	80,624
Treasury Corp. of Victoria,
Local Gov’t. Gtd. Notes
2.000%	09/17/35	AUD	274	138,930
2.250%	09/15/33	AUD	2,600	1,438,456

				8,729,114

Austria — 1.0%
Republic of Austria Government Bond,
Sr. Unsec’d. Notes, 144A
0.000%	10/20/28	EUR	820	810,189
0.000%	02/20/30	EUR	182	173,412
0.000%	10/20/40	EUR	170	116,902
0.850%	06/30/2120	EUR	61	30,317
0.900%	02/20/32	EUR	2,477	2,401,287
1.500%	02/20/47	EUR	316	266,902
2.100%	09/20/2117	EUR	59	49,999
2.900%	02/20/33	EUR	2,015	2,277,112
3.450%	10/20/30	EUR	455	532,510

				6,658,630

Belgium — 0.6%
Kingdom of Belgium Government Bond,
Sr. Unsec’d. Notes, 144A
0.800%	06/22/28	EUR	840	871,818
Sr. Unsec’d. Notes, Series 76, 144A
1.900%	06/22/38	EUR	776	754,695
Sr. Unsec’d. Notes, Series 84, 144A
1.450%	06/22/37	EUR	74	68,873
Sr. Unsec’d. Notes, Series 87, 144A
0.900%	06/22/29	EUR	310	318,118
Sr. Unsec’d. Notes, Series 94, 144A
0.350%	06/22/32	EUR	1,366	1,261,201
Sr. Unsec’d. Notes, Series 98, 144A
3.300%	06/22/54	EUR	207	232,991
Sr. Unsec’d. Notes, Series 99, 144A
3.450%	06/22/43	EUR	450	523,682

				4,031,378

Bulgaria — 0.0%
Bulgaria Government International Bond,
Sr. Unsec’d. Notes, 144A
4.500%	01/27/33	EUR	115	133,203

Canada — 2.2%
Canada Housing Trust No. 1,
Gov’t. Gtd. Notes, 144A
3.950%	06/15/28	CAD	965	743,978
4.150%	06/15/33	CAD	300	237,727
Canadian Government Bond,
Bonds
2.250%	12/01/29	CAD	136	98,240
2.750%	12/01/48	CAD	1,533	1,094,006
3.250%	09/01/28	CAD	774	586,030

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Canada (cont’d.)
3.500%	08/01/25	CAD	964	$721,091
3.500%	03/01/28	CAD	6,081	4,636,783
3.500%	12/01/45	CAD	1,119	898,696
Canadian Government Real Return Bond,
Bonds, Series CPI
4.000%	12/01/31	CAD	526	475,266
Province of Alberta,
Sr. Unsec’d. Notes, MTN
2.900%	09/20/29	CAD	632	461,462
Province of British Columbia,
Debentures
4.700%	06/18/37	CAD	84	68,267
Sr. Unsec’d. Notes
2.750%	06/18/52	CAD	80	48,210
Province of Ontario,
Notes
4.650%	06/02/41	CAD	281	228,171
Sr. Unsec’d. Notes
2.500%	04/27/26		243	233,037
3.750%	12/02/53	CAD	203	148,462
Sr. Unsec’d. Notes, EMTN
0.250%	12/15/26	GBP	1,050	1,195,885
Unsec’d. Notes
2.150%	06/02/31	CAD	579	395,180
3.450%	06/02/45	CAD	355	245,477
Province of Quebec,
Sr. Unsec’d. Notes
0.875%	05/04/27	EUR	457	476,039
2.750%	04/12/27(a)		484	464,765
3.650%	05/20/32	CAD	381	287,446
4.400%	12/01/55	CAD	270	221,977
Unsec’d. Notes
2.750%	09/01/27	CAD	350	256,877
3.100%	12/01/51	CAD	146	94,322
3.500%	12/01/45	CAD	87	60,610

				14,378,004

Chile — 0.0%
Bonos de la Tesoreria de la Republica en pesos,
Bonds, 144A
6.000%	04/01/33	CLP	125,000	148,296

China — 1.2%
China Government Bond,
Bonds
2.800%	03/24/29	CNH	660	94,148
Bonds, Series 1827
3.250%	11/22/28	CNH	19,470	2,843,044
Bonds, Series INBK
2.400%	07/15/28	CNH	14,300	2,007,276
2.670%	05/25/33	CNH	4,760	672,325
Unsec’d. Notes, Series INBK
3.810%	09/14/50	CNH	11,700	1,917,196

				7,533,989

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Colombia — 0.1%
Colombia Government International Bond,
Sr. Unsec’d. Notes
8.000%	11/14/35		400	$437,125
Colombian TES,
Bonds, Series B
6.000%	04/28/28	COP	467,400	106,192
7.250%	10/18/34	COP	399,000	84,589
7.250%	10/26/50	COP	123,800	23,189
9.250%	05/28/42	COP	220,700	51,878
13.250%	02/09/33	COP	119,000	36,463

				739,436

Croatia — 0.0%
Croatia Government International Bond,
Sr. Unsec’d. Notes
1.125%	06/19/29	EUR	150	149,903

Czech Republic — 0.1%
Czech Republic Government Bond,
Bonds, Series 078
2.500%	08/25/28	CZK	7,170	303,488
Bonds, Series 103
2.000%	10/13/33	CZK	2,650	101,388
Bonds, Series 142
1.950%	07/30/37	CZK	480	17,171

				422,047

Denmark — 0.0%
Denmark Government Bond,
Bonds
4.500%	11/15/39	DKK	1,177	222,527

Ecuador — 0.0%
Ecuador Government International Bond,
Sr. Unsec’d. Notes, 144A
6.606%(s)	07/31/30		4	1,144

Finland — 0.8%
Finland Government Bond,
Sr. Unsec’d. Notes, 144A
0.125%	04/15/52	EUR	51	27,667
1.500%	09/15/32	EUR	220	223,816
2.875%	04/15/29	EUR	4,067	4,610,876
3.000%	09/15/33	EUR	327	373,991

				5,236,350

France — 1.8%
Caisse Francaise de Financement Local,
Covered Bonds, EMTN
0.500%	02/19/27	EUR	100	102,965
0.750%	01/11/27	EUR	600	624,219
French Republic Government Bond OAT,
Bonds
0.750%	02/25/28	EUR	3,614	3,757,792
2.500%	09/24/26	EUR	1,097	1,215,720
2.750%	02/25/29	EUR	1,776	2,007,389
3.000%	05/25/33	EUR	573	657,994
3.250%	05/25/45	EUR	663	763,054
3.500%	11/25/33	EUR	960	1,146,061

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
France (cont’d.)
Bonds, 144A
1.750%	05/25/66	EUR	311	$244,437
2.500%	05/25/43	EUR	751	770,675
3.000%	05/25/54	EUR	393	425,776

				11,716,082

Germany — 1.1%
Bundesrepublik Deutschland Bundesanleihe,
Bonds
1.000%	05/15/38	EUR	834	781,905
1.800%	08/15/53	EUR	1,893	1,883,653
2.600%	08/15/33	EUR	2,046	2,371,252
3.250%	07/04/42	EUR	1,372	1,729,551
State of North Rhine-Westphalia Germany,
Sr. Unsec’d. Notes, Series 1439, EMTN
1.550%	06/16/48	EUR	248	204,765

				6,971,126

Hungary — 0.3%
Hungary Government Bond,
Bonds, Series 25/B
5.500%	06/24/25	HUF	20,120	57,288
Bonds, Series 26/H
9.500%	10/21/26	HUF	14,210	44,358
Bonds, Series 30/A
3.000%	08/21/30	HUF	19,760	48,720
Bonds, Series 32/A
4.750%	11/24/32	HUF	30,840	81,880
Bonds, Series 38/A
3.000%	10/27/38	HUF	10,840	21,814
Hungary Government International Bond,
Sr. Unsec’d. Notes
6.125%	05/22/28		850	884,136
6.250%	09/22/32		200	213,424
Sr. Unsec’d. Notes, 144A
6.125%	05/22/28		235	244,438

				1,596,058

Indonesia — 0.3%
Indonesia Government International Bond,
Sr. Unsec’d. Notes
3.375%	07/30/25	EUR	236	258,211
4.150%	09/20/27		200	196,562
Indonesia Treasury Bond,
Bonds, Series 059
7.000%	05/15/27	IDR	3,381,000	223,651
Bonds, Series 065
6.625%	05/15/33	IDR	6,474,000	422,364
Bonds, Series 087
6.500%	02/15/31	IDR	524,000	33,961
Bonds, Series 089
6.875%	08/15/51	IDR	2,574,000	167,531
Bonds, Series 091
6.375%	04/15/32	IDR	1,683,000	108,159
Bonds, Series 093
6.375%	07/15/37	IDR	330,000	21,004

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Indonesia (cont’d.)
Bonds, Series 095
6.375%	08/15/28	IDR	3,165,000	$205,354
Bonds, Series 096
7.000%	02/15/33	IDR	720,000	48,493
Bonds, Series 100
6.625%	02/15/34	IDR	6,108,000	398,174

				2,083,464

Ireland — 0.1%
Ireland Government Bond,
Sr. Unsec’d. Notes
0.200%	10/18/30	EUR	473	453,848
Unsec’d. Notes
0.350%	10/18/32	EUR	50	46,438
1.500%	05/15/50	EUR	48	39,787

				540,073

Israel — 0.0%
Israel Government Bond,
Bonds, Series 0142
5.500%	01/31/42	ILS	200	62,738
Bonds, Series 0330
1.000%	03/31/30	ILS	94	21,922
Bonds, Series 0825
1.750%	08/31/25	ILS	317	84,609

				169,269

Italy — 1.4%
Italy Buoni Poliennali Del Tesoro,
Sr. Unsec’d. Notes
4.100%	02/01/29	EUR	3,179	3,679,236
Sr. Unsec’d. Notes, Series 03Y
3.850%	09/15/26	EUR	1,847	2,093,577
Sr. Unsec’d. Notes, Series 05Y
0.000%	04/01/26	EUR	330	342,090
Sr. Unsec’d. Notes, Series 15Y, 144A
2.450%	09/01/33	EUR	729	730,384
Sr. Unsec’d. Notes, Series 16Y, 144A
3.250%	03/01/38	EUR	690	699,199
Sr. Unsec’d. Notes, Series 21Y, 144A
3.100%	03/01/40	EUR	678	662,644
Sr. Unsec’d. Notes, Series 30Y, 144A
2.150%	09/01/52	EUR	500	366,840
4.500%	10/01/53	EUR	454	514,954
Sr. Unsec’d. Notes, Series 50YR, 144A
2.800%	03/01/67	EUR	24	19,357

				9,108,281

Japan — 6.6%
Japan Finance Organization for Municipalities,
Sr. Unsec’d. Notes, GMTN
0.010%	02/02/28	EUR	600	592,877
0.050%	02/12/27	EUR	460	466,349
2.375%	09/08/27	EUR	115	125,013
Japan Government Five Year Bond,
Bonds, Series 161
0.300%	06/20/28	JPY	733,300	5,225,393

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Japan (cont’d.)
Japan Government Forty Year Bond,
Bonds, Series 15
1.000%	03/20/62	JPY	362,300	$2,032,608
Japan Government Ten Year Bond,
Bonds, Series 359
0.100%	06/20/30	JPY	144,000	1,007,524
Bonds, Series 361
0.100%	12/20/30	JPY	90,900	632,967
Bonds, Series 364
0.100%	09/20/31	JPY	784,850	5,418,027
Bonds, Series 371
0.400%	06/20/33	JPY	288,000	2,003,700
Japan Government Thirty Year Bond,
Bonds, Series 30
2.300%	03/20/39	JPY	101,550	840,183
Bonds, Series 32
2.300%	03/20/40	JPY	335,150	2,766,383
Bonds, Series 65
0.400%	12/20/49	JPY	474,200	2,507,755
Bonds, Series 68
0.600%	09/20/50	JPY	50,500	279,116
Bonds, Series 76
1.400%	09/20/52	JPY	124,300	829,872
Japan Government Twenty Year Bond,
Bonds, Series 159
0.600%	12/20/36	JPY	40,750	277,717
Bonds, Series 162
0.600%	09/20/37	JPY	101,850	686,826
Bonds, Series 171
0.300%	12/20/39	JPY	29,550	183,238
Bonds, Series 181
0.900%	06/20/42	JPY	44,100	290,739
Bonds, Series 182
1.100%	09/20/42	JPY	575,000	3,914,929
Bonds, Series 183
1.400%	12/20/42	JPY	443,950	3,170,758
Japan Government Two Year Bond,
Bonds, Series 444
0.005%	01/01/25	JPY	494,150	3,505,540
Bonds, Series 454
0.100%	11/01/25	JPY	927,300	6,587,072

				43,344,586

Malaysia — 0.1%
Malaysia Government Bond,
Bonds, Series 0123
4.457%	03/31/53	MYR	333	75,041
Bonds, Series 0222
4.696%	10/15/42	MYR	619	145,106
Bonds, Series 0223
3.519%	04/20/28	MYR	580	125,762
Bonds, Series 0307
3.502%	05/31/27	MYR	1,254	272,311
Bonds, Series 0318
4.642%	11/07/33	MYR	1,091	254,304

				872,524

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Mexico — 0.5%
Mexican Bonos,
Bonds, Series M
7.500%	05/26/33	MXN	6,639	$355,228
8.000%	11/07/47	MXN	3,043	160,352
8.000%	07/31/53	MXN	2,800	146,765
Bonds, Series M20
7.500%	06/03/27	MXN	4,548	253,941
Sr. Unsec’d. Notes, Series M20
8.500%	05/31/29	MXN	22,096	1,275,044
Mexico Government International Bond,
Sr. Unsec’d. Notes
3.250%	04/16/30		200	180,750
3.750%	04/19/71		1,370	911,050
6.350%	02/09/35		200	209,187

				3,492,317

Netherlands — 0.4%
Netherlands Government Bond,
Bonds, 144A
0.000%	01/15/38	EUR	1,304	1,016,596
0.000%	01/15/52	EUR	154	87,209
2.500%	01/15/30	EUR	571	642,124
2.500%	07/15/33	EUR	200	223,975
3.750%	01/15/42	EUR	220	285,960

				2,255,864

New Zealand — 0.3%
New Zealand Government Bond,
Unsec’d. Notes, Series 0433
3.500%	04/14/33	NZD	1,194	706,759
Unsec’d. Notes, Series 0534
4.250%	05/15/34	NZD	2,416	1,509,931

				2,216,690

Norway — 0.0%
Norway Government Bond,
Sr. Unsec’d. Notes, Series 483, 144A
1.250%	09/17/31	NOK	2,505	212,935

Panama — 0.1%
Panama Government International Bond,
Sr. Unsec’d. Notes
6.875%	01/31/36		428	426,663

Peru — 0.0%
Peru Government Bond,
Bonds
5.940%	02/12/29	PEN	200	53,959
Sr. Unsec’d. Notes
5.400%	08/12/34	PEN	586	142,744

				196,703

Poland — 0.1%
Republic of Poland Government Bond,
Bonds, Series 0428
2.750%	04/25/28	PLN	438	102,049
Bonds, Series 0429
5.750%	04/25/29	PLN	630	164,810

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Poland (cont’d.)
Bonds, Series 0432
1.750%	04/25/32	PLN	272	$53,772
Bonds, Series 0527
3.750%	05/25/27	PLN	96	23,505
Bonds, Series 1033
6.000%	10/25/33	PLN	447	120,395
Republic of Poland Government International Bond,
Sr. Unsec’d. Notes
4.875%	10/04/33		140	141,505

				606,036

Portugal — 0.1%
Portugal Obrigacoes do Tesouro OT,
Sr. Unsec’d. Notes, 144A
1.650%	07/16/32	EUR	365	372,808
1.950%	06/15/29	EUR	364	394,160

				766,968

Romania — 0.2%
Romania Government Bond,
Bonds, Series 10Y
7.200%	10/30/33	RON	450	105,826
8.250%	09/29/32	RON	330	82,889
Bonds, Series 10YR
6.700%	02/25/32	RON	175	39,783
Romanian Government International Bond,
Bonds, 144A
3.624%	05/26/30	EUR	45	45,613
Notes, MTN
5.500%	09/18/28	EUR	200	226,411
Sr. Unsec’d. Notes
3.000%	02/14/31		68	57,812
Sr. Unsec’d. Notes, 144A
4.000%	02/14/51		132	95,098
6.625%	02/17/28		50	51,632
7.625%	01/17/53		36	40,224
Sr. Unsec’d. Notes, 144A, MTN
2.000%	01/28/32	EUR	8	6,802
6.625%	09/27/29	EUR	320	376,876
Sr. Unsec’d. Notes, EMTN
2.875%	03/11/29	EUR	14	13,972
3.375%	01/28/50	EUR	47	35,232
Unsec’d. Notes, 144A
2.750%	04/14/41	EUR	14	10,337
3.000%	02/27/27		20	18,600

				1,207,107

Saudi Arabia — 0.1%
Saudi Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN
4.750%	01/18/28		335	337,722
Sr. Unsec’d. Notes, EMTN
5.000%	01/18/53		200	187,938
Sr. Unsec’d. Notes, MTN
4.500%	04/22/60		280	241,762

				767,422

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Singapore — 0.1%
Singapore Government Bond,
Bonds
3.375%	09/01/33	SGD	375	$300,312
3.500%	03/01/27	SGD	513	395,880
Sr. Unsec’d. Notes
1.875%	10/01/51	SGD	153	97,105

				793,297

Slovenia — 0.1%
Slovenia Government Bond,
Bonds, Series RS76
3.125%	08/07/45	EUR	48	52,297
Slovenia Government International Bond,
Bonds, 144A
5.000%	09/19/33		200	203,452

				255,749

South Africa — 0.0%
Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes
4.850%	09/30/29		233	218,146

South Korea — 2.3%
Export-Import Bank of Korea,
Sr. Unsec’d. Notes
5.000%	01/11/28		200	203,604
Korea Housing Finance Corp.,
Covered Bonds
3.714%	04/11/27	EUR	200	224,549
Covered Bonds, 144A
3.714%	04/11/27	EUR	179	201,405
Sr. Unsec’d. Notes, 144A
4.625%	02/24/28		200	199,596
Korea Treasury Bond,
Bonds, Series 2612
1.500%	12/10/26	KRW	135,280	99,869
Bonds, Series 2703
2.375%	03/10/27	KRW	7,492,900	5,665,996
Bonds, Series 2709
3.125%	09/10/27	KRW	7,604,160	5,880,179
Bonds, Series 2806
2.625%	06/10/28	KRW	321,060	243,102
Bonds, Series 2912
1.375%	12/10/29	KRW	985,120	689,340
Bonds, Series 4412
2.750%	12/10/44	KRW	246,820	180,679
Bonds, Series 5203
2.500%	03/10/52	KRW	1,147,440	790,478
Sr. Unsec’d. Notes, Series 3106
2.000%	06/10/31	KRW	631,710	450,803

				14,829,600

Spain — 1.6%
Spain Government Bond,
Bonds, 144A
3.550%	10/31/33	EUR	892	1,030,923
Sr. Unsec’d. Notes
2.800%	05/31/26	EUR	1,092	1,210,590

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Spain (cont’d.)
Sr. Unsec’d. Notes, 144A
0.100%	04/30/31	EUR	1,184	$1,080,577
1.500%	04/30/27	EUR	2,199	2,348,036
1.900%	10/31/52	EUR	325	248,078
2.900%	10/31/46	EUR	250	249,493
3.450%	07/30/43	EUR	469	513,120
3.450%	07/30/66	EUR	92	94,753
3.500%	05/31/29	EUR	1,302	1,500,778
3.900%	07/30/39	EUR	1,657	1,936,914
4.200%	01/31/37	EUR	1	1,221

				10,214,483

Supranational Bank — 0.4%
European Financial Stability Facility,
Gov’t. Gtd. Notes
0.000%	10/15/25	EUR	205	215,822
0.400%	01/26/26	EUR	190	200,794
Gov’t. Gtd. Notes, EMTN
1.450%	09/05/40	EUR	503	446,728
European Stability Mechanism,
Sr. Unsec’d. Notes
0.000%	12/16/24	EUR	130	139,280
0.000%	12/15/26	EUR	665	683,597
European Union,
Sr. Unsec’d. Notes, EMTN
0.000%	07/04/35	EUR	409	329,190
Sr. Unsec’d. Notes, Series NGEU
1.000%	07/06/32	EUR	340	330,501
Sr. Unsec’d. Notes, Series NGEU, EMTN
0.700%	07/06/51	EUR	670	420,282

				2,766,194

Sweden — 0.2%
Sweden Government Bond,
Bonds, Series 1065
1.750%	11/11/33	SEK	4,150	401,486
Sweden Inflation Linked Bond,
Bonds, Series 3104
3.500%	12/01/28	SEK	847	95,152
Bonds, Series 3112
0.125%	06/01/26	SEK	4,316	418,151
Bonds, Series 3113
0.125%	12/01/27	SEK	4,649	448,273

				1,363,062

Switzerland — 0.3%
Swiss Confederation Government Bond,
Bonds
1.500%	04/30/42	CHF	222	301,919
3.250%	06/27/27	CHF	467	600,440
3.500%	04/08/33	CHF	155	229,696
Bonds, 144A
4.000%	04/08/28	CHF	673	907,048

				2,039,103

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Thailand — 0.1%
Thailand Government Bond,
Bonds
0.950%	06/17/25	THB	4,990	$142,979
2.750%	06/17/52	THB	1,469	37,118
2.875%	12/17/28	THB	850	25,374
Sr. Unsec’d. Notes
1.585%	12/17/35	THB	2,600	67,231
2.650%	06/17/28	THB	1,160	34,240
3.350%	06/17/33	THB	3,078	94,945
3.390%	06/17/37	THB	450	13,922
3.450%	06/17/43	THB	1,980	60,426
4.000%	06/17/55	THB	4,635	147,557
4.875%	06/22/29	THB	3,525	115,658

				739,450

United Kingdom — 2.1%
United Kingdom Gilt,
Bonds
0.125%	01/31/28	GBP	1,620	1,811,751
0.875%	07/31/33	GBP	2,250	2,246,016
1.750%	09/07/37	GBP	490	484,846
1.750%	07/22/57	GBP	305	226,473
3.500%	07/22/68	GBP	421	482,297
4.125%	01/29/27	GBP	676	874,356
4.250%	12/07/46	GBP	840	1,088,009
4.500%	06/07/28	GBP	1,661	2,206,476
4.500%	12/07/42	GBP	558	749,961
Unsec’d. Notes
0.875%	01/31/46	GBP	790	537,666
1.500%	07/31/53	GBP	1,316	934,248
3.750%	01/29/38	GBP	1,298	1,623,876
3.750%	10/22/53	GBP	204	242,743

				13,508,718

TOTAL SOVEREIGN BONDS (cost $180,846,306)				183,661,991

U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.6%
Federal Home Loan Mortgage Corp.
1.500%	01/01/51		92	72,168
2.000%	12/01/35		261	235,546
2.000%	06/01/36		32	28,755
2.000%	03/01/51		16	13,719
2.000%	08/01/51		200	165,023
2.000%	03/01/52		970	792,897
2.000%	04/01/52		1,911	1,562,079
2.500%	06/01/30		21	19,529
2.500%	07/01/30		9	8,341
2.500%	11/01/35		26	24,054
2.500%	07/01/50		40	34,726
2.500%	11/01/50		75	64,148
2.500%	02/01/51		23	19,684
2.500%	03/01/51		57	48,656
2.500%	07/01/51		17	14,653
3.000%	06/01/30		6	5,437
3.000%	07/01/30		31	29,661
3.000%	07/01/30		34	32,346
3.000%	07/01/35		35	33,248

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	09/01/35	21		$19,954
3.000%	01/01/37	14		13,221
3.000%	02/01/37	22		20,876
3.000%	05/01/45	26		23,589
3.000%	08/01/46	66		60,608
3.000%	09/01/46	112		102,137
3.000%	02/01/47	45		40,620
3.000%	12/01/50	580		521,812
3.500%	05/01/30	34		32,810
3.500%	06/01/30	5		4,454
3.500%	10/01/30	5		4,881
3.500%	07/01/35	43		41,582
3.500%	08/01/42	28		26,434
3.500%	01/01/44	29		27,362
3.500%	07/01/45	30		28,090
3.500%	09/01/47	99		91,586
3.500%	11/01/47	57		53,371
3.500%	03/01/48	150		140,520
3.500%	07/01/49	47		44,261
4.000%	01/01/33	44		43,274
4.000%	06/01/40	6		5,429
4.000%	02/01/41	8		8,220
4.000%	02/01/41	12		12,124
4.000%	11/01/41	3		2,996
4.000%	06/01/42	13		12,700
4.000%	09/01/44	28		26,740
4.000%	04/01/45	7		6,557
4.000%	05/01/45	18		17,792
4.000%	02/01/46	75		71,607
4.000%	05/01/46	22		21,527
4.000%	01/01/47	30		29,251
4.000%	09/01/48	34		32,319
4.500%	12/01/34	7		7,075
4.500%	09/01/40	44		43,820
4.500%	03/01/41	35		35,405
4.500%	07/01/41	10		9,678
4.500%	03/01/44	12		12,112
4.500%	07/01/45	28		27,343
4.500%	12/01/45	25		24,824
4.500%	08/01/48	5		4,600
4.500%	11/01/48	41		40,782
4.500%	05/01/49	46		45,252
4.500%	02/01/50	5		4,633
4.500%	09/01/50	170		166,810
4.500%	05/01/53	979		958,821
5.000%	02/01/42	34		34,229
5.000%	07/01/48	—	(r)	31
5.000%	03/01/50	1		1,504
5.000%	08/01/52	93		92,060
5.000%	01/01/53	75		74,048
5.000%	04/01/53	47		46,837
5.000%	04/01/53	1,411		1,395,747
5.500%	08/01/40	7		6,952
6.000%	11/01/37	4		4,134
6.000%	12/01/52	45		46,077
6.000%	03/01/53	24		24,536
6.500%	11/01/53	46		47,292

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Assoc.
1.500%	TBA	55	$42,831
1.500%	02/01/51	23	17,792
2.000%	TBA	2,925	2,390,273
2.000%	TBA	220	197,209
2.000%	04/01/30	7	6,324
2.000%	07/01/30	12	11,157
2.000%	08/01/30	22	20,892
2.000%	04/01/31	10	8,985
2.000%	05/01/36	69	62,227
2.000%	08/01/36	16	14,874
2.000%	09/01/36	52	47,210
2.000%	12/01/36	37	33,292
2.000%	12/01/40	69	59,061
2.000%	11/01/41	90	76,843
2.000%	07/01/50	53	44,101
2.000%	12/01/50	222	182,919
2.000%	02/01/51	182	149,350
2.000%	03/01/51	54	44,942
2.000%	03/01/51	56	46,390
2.000%	05/01/51	1,002	827,411
2.000%	07/01/51	166	135,864
2.000%	07/01/51	336	274,807
2.000%	10/01/51	508	418,091
2.500%	TBA(tt)	3,670	3,121,794
2.500%	05/01/30	7	6,589
2.500%	05/01/30	14	13,293
2.500%	06/01/30	5	5,203
2.500%	07/01/30	12	11,225
2.500%	07/01/30	13	12,719
2.500%	07/01/30	14	13,594
2.500%	04/01/37	129	116,654
2.500%	06/01/40	81	72,356
2.500%	04/01/43	20	17,727
2.500%	09/01/43	43	38,068
2.500%	04/01/45	10	8,558
2.500%	09/01/46	9	7,930
2.500%	07/01/50	7	6,267
2.500%	09/01/50	66	56,874
2.500%	11/01/50	150	129,888
2.500%	11/01/50	971	837,841
2.500%	03/01/51	75	64,567
2.500%	04/01/51	167	142,992
2.500%	05/01/51	171	145,487
2.500%	05/01/51	513	442,676
2.500%	07/01/51	55	47,235
2.500%	09/01/51	93	79,963
2.500%	09/01/51	285	244,724
2.500%	10/01/51	371	319,273
2.500%	11/01/51	81	68,942
2.500%	11/01/51	170	146,206
2.500%	11/01/51	212	182,222
2.500%	11/01/51	219	188,538
2.500%	03/01/52	49	41,952
2.500%	04/01/52	156	133,721
3.000%	TBA(tt)	2,000	1,768,984
3.000%	06/01/30	18	17,364
3.000%	07/01/30	6	6,014

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	07/01/30	13	$12,053
3.000%	07/01/30	25	24,040
3.000%	09/01/30	12	11,970
3.000%	11/01/30	6	5,807
3.000%	06/01/32	32	30,980
3.000%	03/01/35	7	6,204
3.000%	09/01/35	11	9,836
3.000%	03/01/36	47	43,703
3.000%	02/01/37	11	10,667
3.000%	06/01/37	235	223,454
3.000%	05/01/45	93	85,289
3.000%	06/01/45	62	57,126
3.000%	07/01/45	19	17,577
3.000%	08/01/45	62	56,210
3.000%	01/01/46	11	9,630
3.000%	04/01/46	95	87,415
3.000%	10/01/46	23	20,560
3.000%	10/01/46	33	29,743
3.000%	11/01/46	86	78,158
3.000%	12/01/46	36	32,444
3.000%	12/01/46	148	134,286
3.000%	08/01/50	26	23,012
3.000%	08/01/50	58	51,494
3.000%	10/01/50	44	39,709
3.000%	12/01/50	61	54,164
3.000%	02/01/51	163	145,288
3.000%	04/01/51	298	265,935
3.000%	05/01/51	151	134,674
3.000%	08/01/51	40	35,420
3.000%	08/01/51	63	55,975
3.500%	TBA	70	67,383
3.500%	TBA(tt)	3,584	3,287,632
3.500%	09/01/29	23	22,176
3.500%	12/01/29	9	8,755
3.500%	04/01/30	33	31,931
3.500%	05/01/30	7	6,891
3.500%	10/01/30	12	11,620
3.500%	01/01/35	8	7,190
3.500%	08/01/35	15	14,483
3.500%	02/01/37	10	9,469
3.500%	06/01/43	67	62,906
3.500%	09/01/47	69	64,855
3.500%	09/01/47	96	89,241
3.500%	01/01/48	209	195,261
3.500%	11/01/48	73	67,719
3.500%	07/01/49	460	429,407
3.500%	08/01/49	326	303,506
3.500%	01/01/50	127	118,820
3.500%	02/01/52	91	84,156
3.500%	09/01/57	156	141,158
3.500%	05/01/58	60	54,689
4.000%	TBA	1,115	1,054,503
4.000%	04/01/26	6	6,244
4.000%	05/01/27	5	5,005
4.000%	05/01/32	7	7,281
4.000%	04/01/35	11	10,519
4.000%	03/01/41	23	22,846
4.000%	11/01/42	34	32,759

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	06/01/44	13	$12,657
4.000%	12/01/44	266	259,038
4.000%	03/01/45	8	8,010
4.000%	08/01/45	541	522,429
4.000%	01/01/46	28	26,883
4.000%	03/01/46	55	53,103
4.000%	06/01/46	36	34,241
4.000%	04/01/47	26	25,465
4.000%	06/01/48	150	143,582
4.000%	02/01/49	33	31,402
4.000%	04/01/52	86	81,275
4.500%	TBA(tt)	2,406	2,332,128
4.500%	TBA	225	223,875
4.500%	04/01/25	3	2,846
4.500%	01/01/34	6	6,241
4.500%	11/01/39	33	33,081
4.500%	03/01/40	7	6,763
4.500%	08/01/40	13	12,754
4.500%	02/01/41	11	11,359
4.500%	06/01/41	34	33,549
4.500%	09/01/41	6	6,173
4.500%	01/01/42	18	18,074
4.500%	01/01/42	26	26,002
4.500%	01/01/43	17	16,962
4.500%	03/01/44	8	7,488
4.500%	06/01/44	6	6,345
4.500%	06/01/45	24	23,906
4.500%	07/01/47	5	5,206
4.500%	09/01/48	31	30,325
4.500%	09/01/48	76	75,065
4.500%	09/01/48	135	133,383
4.500%	01/01/49	29	28,783
4.500%	02/01/49	29	28,755
4.500%	03/01/49	30	29,258
4.500%	06/01/49	284	280,174
4.500%	07/01/49	34	33,779
4.500%	11/01/49	6	5,604
4.500%	01/01/51	73	71,525
5.000%	05/01/38	18	17,890
5.000%	08/01/44	24	23,768
5.000%	08/01/52	288	286,099
5.500%	TBA	122	122,515
5.500%	07/01/38	10	10,087
5.500%	05/01/39	12	12,525
5.500%	05/01/40	6	6,386
5.500%	10/01/52	66	66,982
5.500%	11/01/52	186	187,357
5.500%	11/01/52	923	939,214
6.000%	TBA(tt)	1,887	1,915,442
6.000%	02/01/36	7	7,457
6.000%	11/01/38	6	6,755
6.000%	09/01/39	16	16,423
6.000%	06/01/40	9	9,401
6.000%	05/01/41	37	38,724
6.000%	12/01/52	903	931,389
6.000%	05/01/53	48	49,054
6.500%	TBA(tt)	1,130	1,157,605
6.500%	11/01/53	79	80,918

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
7.000%	TBA	1,295	$1,335,722
Government National Mortgage Assoc.
2.000%	TBA	260	220,116
2.000%	11/20/50	123	104,365
2.000%	12/20/50	224	189,416
2.000%	08/20/51	64	54,532
2.000%	09/20/51	107	90,925
2.000%	11/20/51	198	167,718
2.500%	TBA(tt)	2,595	2,269,821
2.500%	01/20/47	15	12,885
2.500%	11/20/49	57	49,702
2.500%	03/20/51	50	43,468
2.500%	08/20/51	164	143,104
2.500%	12/20/51	166	145,004
3.000%	TBA(tt)	250	226,328
3.000%	11/20/43	63	58,468
3.000%	01/15/45	8	7,405
3.000%	01/15/45	38	34,832
3.000%	03/15/45	8	7,266
3.000%	07/15/45	9	8,191
3.000%	01/20/47	81	74,797
3.000%	06/20/47	124	113,721
3.000%	08/20/47	51	46,629
3.000%	10/20/49	640	584,335
3.000%	03/20/50	411	374,678
3.000%	04/20/51	197	178,945
3.000%	07/20/51	54	48,599
3.000%	08/20/51	193	175,035
3.000%	12/20/51	21	18,921
3.500%	TBA	680	633,250
3.500%	07/15/42	29	27,133
3.500%	04/15/45	8	7,890
3.500%	09/20/45	62	58,538
3.500%	07/20/47	138	130,319
3.500%	08/20/47	64	60,636
3.500%	06/20/49	130	122,073
3.500%	03/20/50	77	72,559
4.000%	TBA(tt)	2,805	2,677,905
4.000%	01/15/41	33	31,744
4.000%	03/15/44	18	17,547
4.000%	05/15/45	31	30,382
4.000%	05/20/45	15	15,100
4.000%	07/20/45	117	113,876
4.000%	10/20/45	12	11,863
4.000%	01/20/46	25	24,390
4.000%	02/20/46	9	8,351
4.000%	03/20/46	39	38,118
4.000%	07/20/47	41	39,723
4.500%	TBA(tt)	5,218	5,092,147
4.500%	04/15/40	33	33,069
4.500%	10/15/41	10	9,878
4.500%	07/20/44	17	16,818
4.500%	04/20/45	42	42,505
4.500%	11/20/47	17	16,545
4.500%	12/20/48	504	497,981
4.500%	02/20/49	36	35,737
4.500%	10/20/49	48	47,672
4.500%	12/20/49	30	30,010

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	04/20/50	21	$20,736
4.500%	03/20/52	42	41,053
4.500%	09/20/52	23	22,915
4.500%	10/20/52	1,062	1,036,453
4.500%	06/20/53	267	260,011
5.000%	TBA(tt)	3,928	3,900,386
5.000%	06/15/38	5	5,165
5.000%	01/15/39	42	42,719
5.000%	06/15/39	9	9,474
5.000%	12/15/39	8	7,672
5.000%	10/20/42	7	7,393
5.000%	03/15/44	31	31,517
5.000%	09/20/48	24	24,488
5.000%	10/20/48	59	59,419
5.000%	11/20/48	53	53,914
5.000%	12/20/48	6	5,755
5.000%	01/20/49	151	151,390
5.000%	03/20/49	84	84,099
5.000%	06/20/49	22	22,499
5.000%	01/20/50	29	28,989
5.000%	03/20/50	12	11,985
5.000%	11/20/52	1,054	1,046,641
5.500%	TBA(tt)	6,276	6,321,101
5.500%	03/15/37	11	10,753
6.000%	TBA(tt)	3,468	3,525,704
6.500%	TBA(tt)	2,000	2,047,266

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $76,596,391)			75,671,152

U.S. TREASURY OBLIGATIONS — 14.1%
U.S. Treasury Bonds
1.125%	08/15/40	9,661	6,172,218
1.250%	05/15/50	3,355	1,813,273
1.750%	08/15/41(k)	9,043	6,299,015
1.875%	02/15/51	748	476,116
2.000%	08/15/51(k)	9,950	6,515,499
2.375%	02/15/42	793	610,003
3.125%	11/15/41	698	607,587
3.875%	02/15/43	191	182,494
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	10/15/26	4,371	4,151,226
1.375%	07/15/33	4,492	4,359,204
1.500%	02/15/53	1,273	1,158,774
U.S. Treasury Notes
0.250%	09/30/25	6,000	5,588,203
0.500%	04/30/27	5,249	4,686,604
0.625%	07/31/26	1,335	1,222,881
1.375%	10/31/28	6,775	6,030,987
1.500%	11/30/28	3,085	2,758,183
3.500%	09/15/25	9,910	9,765,221
3.500%	02/15/33	26	25,224
3.625%	03/31/28	22,297	22,054,869
3.875%	08/15/33	3,502	3,499,811
4.125%	07/31/28	365	368,793
4.375%	08/15/26	3,929	3,956,319

TOTAL U.S. TREASURY OBLIGATIONS (cost $91,830,582)			92,302,504

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

		Shares	Value

COMMON STOCK — 0.0%
Bermuda
Mt. Logan Re, Ltd., Special Investment Series 4*		474	$273,352

(cost $0)

UNAFFILIATED EXCHANGE-TRADED FUNDS — 3.0%
iShares Core U.S. Aggregate Bond ETF		98,360	9,762,230
Vanguard Total International Bond ETF		195,301	9,641,034

TOTAL UNAFFILIATED EXCHANGE-TRADED FUNDS (cost $20,480,538)			19,403,264

TOTAL LONG-TERM INVESTMENTS (cost $612,046,640)			612,684,235

SHORT-TERM INVESTMENTS — 12.6%

AFFILIATED MUTUAL FUNDS — 1.9%
PGIM Core Government Money Market Fund(wb)		5,527,934	5,527,934
PGIM Institutional Money Market Fund (cost $6,760,007; includes $6,736,398 of cash collateral for securities on loan)(b)(wb)		6,761,670	6,758,965

TOTAL AFFILIATED MUTUAL FUNDS (cost $12,287,941)			12,286,899

Interest Rate	Maturity Date	Principal Amount (000)#

COMMERCIAL PAPER(n) — 1.3%
American Honda Finance Corp.
5.571%	01/05/24	1,100	1,098,843
Aon Corp.
5.773%	01/29/24	900	895,706
Dominion Resources, Inc.
5.725%	03/06/24	900	890,398
Marriott International, Inc.
5.714%	01/12/24	900	898,047
O’Reilly Automotive, Inc.
5.615%	01/10/24	900	898,360
Rogers Communications, Inc.
5.933%	01/18/24	825	822,467
Sempra
5.659%	01/04/24	450	449,593
Southern California Edison Co.
5.882%	01/03/24	1,175	1,174,082
Walt Disney Co.
5.619%	01/04/24	975	974,126

TOTAL COMMERCIAL PAPER (cost $8,105,006)			8,101,622

Interest Rate	Maturity Date	Principal Amount (000)#		Value

FOREIGN TREASURY OBLIGATIONS(n) — 4.2%
Japan
Japan Treasury Discount Bills
Series 1190
(0.192)%	01/29/24	JPY	713,000	$5,057,327
Series 1196
(0.532)%	02/26/24	JPY	67,400	478,120
Series 1197
(0.339)%	03/04/24	JPY	2,728,900	19,359,037
Series 1203
(0.239)%	04/04/24	JPY	341,600	2,423,914

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $26,350,928)				27,318,398

U.S. TREASURY OBLIGATIONS(n) — 4.1%
U.S. Treasury Bills
5.267%	01/04/24		4,400	4,398,721
5.285%	01/16/24		4,400	4,391,009
5.265%	03/14/24		8,961	8,868,137
5.265%	03/14/24		9,450	9,352,070

TOTAL U.S. TREASURY OBLIGATIONS (cost $27,005,364)				27,009,937

		Shares

UNAFFILIATED FUNDS — 1.1%
Dreyfus Government Cash Management (Institutional Shares)			994,627	994,627
Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Shares)			6,419,375	6,419,375

TOTAL UNAFFILIATED FUNDS (cost $7,414,002)				7,414,002

OPTIONS PURCHASED*~ — 0.0% (cost $55,988)				13,094

TOTAL SHORT-TERM INVESTMENTS (cost $81,219,229)				82,143,952

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—106.1% (cost $693,265,869)				694,828,187

OPTIONS WRITTEN*~ — (0.1)% (premiums received $504,055)				(595,064)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—106.0% (cost $692,761,814)				694,233,123

Liabilities in excess of other assets(z) — (6.0)%				(39,187,027)

NET ASSETS — 100.0%				$655,046,096

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Options with maturity dates greater than one year from date of acquisition would be considered long-term investments.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $228,422 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $6,580,661; cash collateral of $6,736,398 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $37,800,342 is 5.8% of net assets.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contracts:

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	2.500%	TBA	01/18/24	$ (65)	$(59,876)
Federal National Mortgage Assoc.	3.000%	TBA(tt)	01/16/24	(295)	(260,925)
Federal National Mortgage Assoc.	3.000%	TBA	01/18/24	(135)	(127,274)
Federal National Mortgage Assoc.	4.000%	TBA	01/18/24	(35)	(34,338)
Federal National Mortgage Assoc.	4.500%	TBA(tt)	01/16/24	(1,000)	(969,297)
Federal National Mortgage Assoc.	5.000%	TBA	01/16/24	(820)	(811,223)
Federal National Mortgage Assoc.	6.000%	TBA(tt)	01/16/24	(800)	(812,250)
Government National Mortgage Assoc.	3.000%	TBA(tt)	01/22/24	(1,000)	(905,310)
Government National Mortgage Assoc.	5.000%	TBA(tt)	01/22/24	(320)	(317,750)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $4,261,462)					$(4,298,243)

Options Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value

1-Year Interest Rate Swap, 03/15/25	Call	MSI	03/13/24	3.43%	3.43%(A)	3 Month EURIBOR(Q)/ 3.909%	EUR	24,870	$9,146
1-Year Interest Rate Swap, 03/15/25	Call	MSI	03/13/24	3.80%	3.80%(A)	3 Month EURIBOR(Q)/ 3.909%	EUR	49,740	3,516
1-Year Interest Rate Swap, 02/07/25	Put	CITI	02/05/24	3.70%	3 Month EURIBOR(Q)/ 3.909%	3.70%(A)	EUR	5,990	234
1-Year Interest Rate Swap, 02/07/25	Put	CITI	02/05/24	3.75%	3 Month EURIBOR(Q)/ 3.909%	3.75%(A)	EUR	5,990	159
1-Year Interest Rate Swap, 02/07/25	Put	CITI	02/05/24	4.00%	3 Month EURIBOR(Q)/ 3.909%	4.00%(A)	EUR	5,990	23

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value

1-Year Interest Rate Swap, 02/07/25	Put	CITI	02/05/24	4.05%	3 Month EURIBOR(Q)/ 3.909%	4.05%(A)	EUR	5,990	$16

Total Options Purchased (cost $55,988)									$13,094

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value

1-Year Interest Rate Swap, 03/15/25	Call	MSI	03/13/24	3.65%	3 Month EURIBOR(Q)/ 3.909%	3.65%(A)	EUR	74,610	$(10,192)
1-Year Interest Rate Swap, 03/18/25	Call	CITI	03/14/24	3.72%	3 Month EURIBOR(Q)/ 3.909%	3.72%(A)	EUR	11,670	(91,608)
1-Year Interest Rate Swap, 03/18/25	Call	CITI	03/14/24	3.74%	3 Month EURIBOR(Q)/ 3.909%	3.74%(A)	EUR	11,670	(126,358)
10-Year Interest Rate Swap, 01/05/34	Call	MSI	01/03/24	3.95%	1 Day SOFR(A)/ 5.380%	3.95%(A)		1,230	(47,338)
10-Year Interest Rate Swap, 01/16/34	Call	MSI	01/11/24	3.84%	1 Day SOFR(A)/ 5.380%	3.84%(A)		2,430	(72,865)
10-Year Interest Rate Swap, 01/17/34	Call	UAG	01/15/24	2.66%	6 Month EURIBOR(S)/ 3.861%	2.66%(A)	EUR	2,470	(5,377)
10-Year Interest Rate Swap, 01/22/34	Call	MSI	01/18/24	3.55%	1 Day SOFR(A)/ 5.380%	3.55%(A)		2,450	(29,563)
10-Year Interest Rate Swap, 01/24/34	Call	UAG	01/22/24	2.43%	6 Month EURIBOR(S)/ 3.861%	2.43%(A)	EUR	2,480	(16,081)
10-Year Interest Rate Swap, 01/31/34	Call	JPM	01/29/24	2.38%	6 Month EURIBOR(S)/ 3.861%	2.38%(A)	EUR	2,480	(14,823)
10-Year Interest Rate Swap, 01/31/34	Call	MSI	01/29/24	3.39%	1 Day SOFR(A)/ 5.380%	3.39%(A)		2,480	(19,579)
1-Year Interest Rate Swap, 02/07/25	Put	CITI	02/05/24	3.85%	3.85%(A)	3 Month EURIBOR(Q)/ 3.909%	EUR	11,980	(146)
1-Year Interest Rate Swap, 02/07/25	Put	CITI	02/05/24	3.90%	3.90%(A)	3 Month EURIBOR(Q)/ 3.909%	EUR	11,980	(99)
1-Year Interest Rate Swap, 03/18/25	Put	CITI	03/14/24	3.72%	3.72%(A)	3 Month EURIBOR(Q)/ 3.909%	EUR	11,670	(1,161)
1-Year Interest Rate Swap, 03/18/25	Put	CITI	03/14/24	3.74%	3.74%(A)	3 Month EURIBOR(Q)/ 3.909%	EUR	11,670	(450)
10-Year Interest Rate Swap, 01/05/34	Put	MSI	01/03/24	3.95%	3.95%(A)	1 Day SOFR(A)/ 5.380%		1,230	(1)
10-Year Interest Rate Swap, 01/16/34	Put	MSI	01/11/24	3.84%	3.84%(A)	1 Day SOFR(A)/5.380%		2,430	(921)
10-Year Interest Rate Swap, 01/17/34	Put	UAG	01/15/24	2.66%	2.66%(A)	6 Month EURIBOR(S)/ 3.861%	EUR	2,470	(43,010)
10-Year Interest Rate Swap, 01/22/34	Put	MSI	01/18/24	3.55%	3.55%(A)	1 Day SOFR(A)/ 5.380%		2,450	(14,848)
10-Year Interest Rate Swap, 01/24/34	Put	UAG	01/22/24	2.43%	2.43%(A)	6 Month EURIBOR(S)/ 3.861%	EUR	2,480	(27,498)
10-Year Interest Rate Swap, 01/31/34	Put	JPM	01/29/24	2.38%	2.38%(A)	6 Month EURIBOR(S)/ 3.861%	EUR	2,480	(36,918)
10-Year Interest Rate Swap, 01/31/34	Put	MSI	01/29/24	3.39%	3.39%(A)	1 Day SOFR(A)/ 5.380%		2,480	(36,228)

Total Options Written (premiums received $504,055)									$(595,064)

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
73	2 Year U.S. Treasury Notes	Mar. 2024	$15,031,727	$71,601
21	3 Year Australian Treasury Bonds	Mar. 2024	1,529,149	14,738
97	5 Year Canadian Government Bonds	Mar. 2024	8,249,447	156,461
289	5 Year U.S. Treasury Notes	Mar. 2024	31,435,524	202,906
88	10 Year Australian Treasury Bonds	Mar. 2024	6,996,163	110,728
21	10 Year Canadian Government Bonds	Mar. 2024	1,968,062	92,116
14	10 Year Euro-Bund	Mar. 2024	2,120,776	40,471
32	10 Year U.K. Gilt	Mar. 2024	4,186,970	244,446
240	10 Year U.S. Treasury Notes	Mar. 2024	27,093,751	271,051
17	20 Year U.S. Treasury Bonds	Mar. 2024	2,123,938	10,262
16	30 Year Euro Buxl	Mar. 2024	2,503,229	86,414
106	Euro Schatz Index	Mar. 2024	12,467,757	61,027
9	Euro-BTP Italian Government Bond	Mar. 2024	1,183,821	(10,347)
18	Euro-OAT	Mar. 2024	2,613,248	54,413

				1,406,287

Short Positions:
6	2 Year U.S. Treasury Notes	Mar. 2024	1,235,484	(758)
162	5 Year Euro-Bobl	Mar. 2024	21,332,023	(139,766)
107	10 Year Canadian Government Bonds	Mar. 2024	10,027,742	(240,703)
11	10 Year Euro-Bund	Mar. 2024	1,666,324	8,578
15	10 Year Japanese Bonds	Mar. 2024	15,607,447	(20,992)
30	10 Year Mini Japanese Government Bonds	Mar. 2024	3,117,660	(3,078)
35	10 Year U.K. Gilt	Mar. 2024	4,579,499	(44,948)
56	10 Year U.S. Treasury Notes	Mar. 2024	6,321,875	(7,174)
64	10 Year U.S. Ultra Treasury Notes	Mar. 2024	7,553,000	(205,326)
2	20 Year U.S. Treasury Bonds	Mar. 2024	249,875	(1,753)
8	30 Year Euro Buxl	Mar. 2024	1,251,614	(11,952)
52	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	6,946,875	(48,312)
13	Euro-BTP Italian Government Bond	Mar. 2024	1,709,963	23,113
13	Euro-OAT	Mar. 2024	1,887,346	(41,799)

				(734,870)

				$671,417

Forward foreign currency exchange contracts outstanding at December 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/09/24	BNP	AUD	740	$505,907	$504,458	$—	$(1,449)
Expiring 01/09/24	BNP	AUD	405	265,838	276,088	10,250	—
Expiring 01/09/24	BNP	AUD	295	193,787	201,101	7,314	—
Expiring 01/09/24	CITI	AUD	835	560,239	569,219	8,980	—
Expiring 01/09/24	CITI	AUD	595	390,989	405,611	14,622	—
Expiring 01/09/24	CWMC	AUD	518	343,384	353,120	9,736	—
Expiring 01/09/24	DB	AUD	1,860	1,257,211	1,267,961	10,750	—
Expiring 01/09/24	DB	AUD	558	377,350	380,389	3,039	—
Expiring 01/09/24	DB	AUD	370	253,321	252,229	—	(1,092)
Expiring 01/09/24	DB	AUD	295	194,561	201,102	6,541	—
Expiring 01/09/24	DB	AUD	290	192,262	197,693	5,431	—
Expiring 01/09/24	DB	AUD	290	192,202	197,693	5,491	—
Expiring 01/09/24	GSI	AUD	290	192,163	197,693	5,530	—
Expiring 01/09/24	MSI	AUD	2,730	1,805,838	1,861,040	55,202	—

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 01/09/24	MSI	AUD	405	$267,214	$276,088	$8,874	$—
Expiring 01/09/24	RBC	AUD	1,590	1,043,949	1,083,902	39,953	—
Expiring 01/09/24	SSB	AUD	295	193,889	201,102	7,213	—
Expiring 01/09/24	SSB	AUD	145	95,334	98,846	3,512	—
Expiring 01/09/24	SSB	AUD	145	95,233	98,846	3,613	—
Expiring 01/09/24	UAG	AUD	420	281,574	286,314	4,740	—
Expiring 03/20/24	JPM	AUD	990	651,441	675,966	24,525	—
Expiring 03/20/24	JPM	AUD	856	563,404	584,530	21,126	—
Expiring 03/20/24	JPM	AUD	776	529,586	530,219	633	—
Expiring 03/20/24	JPM	AUD	577	387,768	394,334	6,566	—
Expiring 03/20/24	JPM	AUD	506	340,420	345,436	5,016	—
Expiring 03/20/24	JPM	AUD	358	235,652	244,753	9,101	—
Expiring 03/20/24	JPM	AUD	343	225,564	234,030	8,466	—
Brazilian Real,
Expiring 01/03/24	BARC	BRL	375	76,634	77,158	524	—
Expiring 01/03/24	BOA	BRL	4,543	919,968	934,805	14,837	—
Expiring 01/03/24	CITI	BRL	1,375	277,772	282,912	5,140	—
Expiring 01/03/24	GSI	BRL	2,663	550,059	547,923	—	(2,136)
Expiring 01/03/24	MSC	BRL	4,543	938,449	934,805	—	(3,644)
Expiring 01/03/24	MSI	BRL	913	185,531	187,853	2,322	—
Expiring 02/02/24	GSI	BRL	2,663	541,623	546,956	5,333	—
Expiring 02/02/24	MSC	BRL	4,543	936,921	933,157	—	(3,764)
British Pound,
Expiring 01/09/24	BARC	GBP	398	504,357	507,342	2,985	—
Expiring 01/09/24	BARC	GBP	306	386,887	390,067	3,180	—
Expiring 01/09/24	BNP	GBP	594	751,672	757,189	5,517	—
Expiring 01/09/24	BNP	GBP	398	504,153	507,342	3,189	—
Expiring 01/09/24	BNP	GBP	390	489,519	497,144	7,625	—
Expiring 01/09/24	BNP	GBP	284	358,824	362,023	3,199	—
Expiring 01/09/24	BNP	GBP	214	269,023	272,792	3,769	—
Expiring 01/09/24	BNP	GBP	156	195,798	198,858	3,060	—
Expiring 01/09/24	BNP	GBP	151	191,816	192,484	668	—
Expiring 01/09/24	CITI	GBP	440	559,750	560,880	1,130	—
Expiring 01/09/24	CITI	GBP	435	553,698	554,507	809	—
Expiring 01/09/24	CITI	GBP	54	68,181	68,835	654	—
Expiring 01/09/24	DB	GBP	398	504,760	507,342	2,582	—
Expiring 01/09/24	DB	GBP	317	402,810	404,089	1,279	—
Expiring 01/09/24	HSBC	GBP	298	380,880	379,869	—	(1,011)
Expiring 01/09/24	MSI	GBP	155	195,143	197,583	2,440	—
Expiring 01/09/24	SSB	GBP	978	1,248,764	1,246,685	—	(2,079)
Expiring 01/09/24	SSB	GBP	315	399,847	401,539	1,692	—
Expiring 01/09/24	SSB	GBP	210	265,931	267,693	1,762	—
Expiring 01/09/24	SSB	GBP	156	198,161	198,858	697	—
Expiring 01/09/24	SSB	GBP	84	106,701	107,077	376	—
Expiring 01/09/24	UAG	GBP	440	560,560	560,880	320	—
Expiring 01/09/24	UAG	GBP	398	508,922	507,342	—	(1,580)
Expiring 01/09/24	UAG	GBP	396	503,904	504,792	888	—
Expiring 01/09/24	WBC	GBP	249	314,923	317,407	2,484	—
Expiring 01/10/24	JPM	GBP	200	255,586	254,948	—	(638)
Expiring 01/10/24	JPM	GBP	154	190,658	196,109	5,451	—
Expiring 03/20/24	JPM	GBP	606	762,094	773,247	11,153	—
Expiring 03/20/24	JPM	GBP	558	713,705	711,556	—	(2,149)
Expiring 03/20/24	JPM	GBP	433	544,969	552,342	7,373	—
Expiring 03/20/24	JPM	GBP	321	406,212	408,766	2,554	—
Expiring 03/20/24	JPM	GBP	271	346,000	344,987	—	(1,013)

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 03/20/24	JPM	GBP	174	$221,267	$221,877	$610	$—
Expiring 03/20/24	JPM	GBP	87	111,000	111,272	272	—
Canadian Dollar,
Expiring 01/09/24	ANZ	CAD	805	592,803	607,626	14,823	—
Expiring 01/09/24	CITI	CAD	1,680	1,259,619	1,268,089	8,470	—
Expiring 01/09/24	CITI	CAD	670	505,337	505,726	389	—
Expiring 01/09/24	JPM	CAD	395	294,306	298,152	3,846	—
Expiring 01/09/24	JPM	CAD	190	142,025	143,415	1,390	—
Expiring 01/09/24	MSI	CAD	750	557,816	566,111	8,295	—
Expiring 01/09/24	RBC	CAD	2,115	1,558,189	1,596,433	38,244	—
Expiring 01/09/24	RBC	CAD	1,461	1,076,366	1,102,784	26,418	—
Expiring 01/09/24	SSB	CAD	260	191,548	196,252	4,704	—
Expiring 01/09/24	SSB	CAD	260	192,688	196,252	3,564	—
Expiring 01/09/24	UAG	CAD	540	403,443	407,600	4,157	—
Expiring 01/09/24	UAG	CAD	540	401,616	407,600	5,984	—
Expiring 01/09/24	UAG	CAD	525	389,101	396,278	7,177	—
Expiring 01/09/24	UAG	CAD	260	191,440	196,252	4,812	—
Expiring 01/10/24	BNYM	CAD	101	73,862	76,243	2,381	—
Expiring 01/10/24	BNYM	CAD	60	43,507	45,216	1,709	—
Expiring 02/09/24	JPM	CAD	1,409	1,037,357	1,063,981	26,624	—
Expiring 03/20/24	JPM	CAD	2,090	1,567,169	1,579,105	11,936	—
Expiring 03/20/24	JPM	CAD	714	534,284	539,534	5,250	—
Expiring 03/20/24	JPM	CAD	618	459,779	466,811	7,032	—
Expiring 03/20/24	JPM	CAD	303	224,001	229,178	5,177	—
Expiring 03/20/24	JPM	CAD	150	112,000	113,055	1,055	—
Expiring 03/20/24	JPM	CAD	150	112,000	113,154	1,154	—
Expiring 03/20/24	JPM	CAD	124	91,331	93,368	2,037	—
Chilean Peso,
Expiring 01/09/24	CITI	CLP	55,000	63,665	62,398	—	(1,267)
Expiring 01/09/24	CITI	CLP	55,000	63,621	62,399	—	(1,222)
Expiring 01/09/24	GSI	CLP	15,507	17,759	17,593	—	(166)
Chinese Renminbi,
Expiring 01/09/24	SCS	CNH	2,076	288,854	291,576	2,722	—
Expiring 01/09/24	UAG	CNH	3,084	433,213	433,150	—	(63)
Expiring 01/09/24	UAG	CNH	155	21,773	21,770	—	(3)
Expiring 01/24/24	BOA	CNH	1,109	164,284	155,917	—	(8,367)
Expiring 03/20/24	JPM	CNH	1,642	232,278	231,810	—	(468)
Expiring 03/20/24	JPM	CNH	1,605	226,000	226,485	485	—
Expiring 03/20/24	JPM	CNH	1,573	222,000	222,054	54	—
Expiring 04/10/24	CA	CNH	1,109	157,053	156,751	—	(302)
Colombian Peso,
Expiring 01/03/24	JPM	COP	201,244	51,051	51,879	828	—
Expiring 01/09/24	CITI	COP	50,717	12,556	13,058	502	—
Expiring 01/09/24	MSI	COP	723,900	181,018	186,376	5,358	—
Expiring 01/09/24	SCS	COP	822,778	206,158	211,833	5,675	—
Expiring 01/17/24	CITI	COP	3,681,817	924,345	946,241	21,896	—
Czech Koruna,
Expiring 01/09/24	BARC	CZK	2,820	126,327	126,053	—	(274)
Expiring 01/09/24	BARC	CZK	2,270	101,977	101,468	—	(509)
Expiring 01/09/24	BARC	CZK	270	12,035	12,069	34	—
Expiring 01/09/24	MSI	CZK	2,509	113,447	112,151	—	(1,296)
Euro,
Expiring 01/09/24	BARC	EUR	914	998,006	1,009,454	11,448	—
Expiring 01/09/24	BARC	EUR	911	986,598	1,006,141	19,543	—
Expiring 01/09/24	BARC	EUR	370	405,514	408,641	3,127	—

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/09/24	BARC	EUR	355	$386,150	$392,074	$5,924	$—
Expiring 01/09/24	BARC	EUR	238	257,765	262,855	5,090	—
Expiring 01/09/24	BARC	EUR	181	194,711	199,903	5,192	—
Expiring 01/09/24	BARC	EUR	177	192,151	195,485	3,334	—
Expiring 01/09/24	BARC	EUR	177	192,344	195,485	3,141	—
Expiring 01/09/24	BNP	EUR	345	383,810	381,030	—	(2,780)
Expiring 01/09/24	BNP	EUR	333	362,181	367,776	5,595	—
Expiring 01/09/24	BNP	EUR	169	182,702	186,650	3,948	—
Expiring 01/09/24	CA	EUR	146	160,762	161,248	486	—
Expiring 01/09/24	CA	EUR	88	96,370	97,190	820	—
Expiring 01/09/24	CITI	EUR	505	551,509	557,740	6,231	—
Expiring 01/09/24	CITI	EUR	505	561,631	557,740	—	(3,891)
Expiring 01/09/24	CITI	EUR	504	557,303	556,635	—	(668)
Expiring 01/09/24	CITI	EUR	255	278,878	281,631	2,753	—
Expiring 01/09/24	CITI	EUR	249	268,687	275,004	6,317	—
Expiring 01/09/24	CITI	EUR	243	264,694	268,377	3,683	—
Expiring 01/09/24	CITI	EUR	242	264,460	267,273	2,813	—
Expiring 01/09/24	CITI	EUR	26	28,070	28,715	645	—
Expiring 01/09/24	DB	EUR	1,130	1,242,647	1,248,012	5,365	—
Expiring 01/09/24	DB	EUR	459	510,123	506,936	—	(3,187)
Expiring 01/09/24	GSI	EUR	696	759,596	768,687	9,091	—
Expiring 01/09/24	GSI	EUR	182	195,948	201,008	5,060	—
Expiring 01/09/24	HSBC	EUR	2,122	2,284,398	2,343,612	59,214	—
Expiring 01/09/24	JPM	EUR	904	974,623	998,409	23,786	—
Expiring 01/09/24	JPM	EUR	691	746,601	763,164	16,563	—
Expiring 01/09/24	JPM	EUR	346	377,621	382,135	4,514	—
Expiring 01/09/24	JPM	EUR	241	264,769	266,169	1,400	—
Expiring 01/09/24	JPM	EUR	234	256,852	258,438	1,586	—
Expiring 01/09/24	JPM	EUR	182	199,867	201,007	1,140	—
Expiring 01/09/24	MSI	EUR	103	113,250	113,757	507	—
Expiring 01/09/24	RBC	EUR	524	576,755	578,724	1,969	—
Expiring 01/09/24	RBC	EUR	328	354,312	362,255	7,943	—
Expiring 01/09/24	SG	EUR	175	192,299	193,276	977	—
Expiring 01/09/24	SSB	EUR	691	755,729	763,165	7,436	—
Expiring 01/09/24	SSB	EUR	458	506,481	505,831	—	(650)
Expiring 01/09/24	SSB	EUR	456	504,731	503,622	—	(1,109)
Expiring 01/09/24	SSB	EUR	182	195,851	201,007	5,156	—
Expiring 01/09/24	SSB	EUR	181	194,639	199,902	5,263	—
Expiring 01/09/24	SSB	EUR	175	192,700	193,276	576	—
Expiring 01/09/24	SSB	EUR	175	192,343	193,276	933	—
Expiring 01/09/24	UAG	EUR	740	813,249	817,282	4,033	—
Expiring 01/09/24	UAG	EUR	699	769,329	772,000	2,671	—
Expiring 01/09/24	UAG	EUR	458	507,027	505,831	—	(1,196)
Expiring 01/09/24	UAG	EUR	182	195,801	201,008	5,207	—
Expiring 01/09/24	UAG	EUR	181	195,647	199,903	4,256	—
Expiring 01/10/24	BNYM	EUR	360	381,302	397,934	16,632	—
Expiring 01/10/24	BNYM	EUR	312	336,864	344,515	7,651	—
Expiring 01/10/24	JPM	EUR	749	824,410	827,582	3,172	—
Expiring 01/10/24	JPM	EUR	507	552,541	559,800	7,259	—
Expiring 01/10/24	JPM	EUR	202	214,125	222,883	8,758	—
Expiring 01/10/24	JPM	EUR	172	182,962	190,325	7,363	—
Expiring 01/10/24	JPM	EUR	165	181,816	182,566	750	—
Expiring 01/10/24	JPM	EUR	144	152,526	158,996	6,470	—
Expiring 01/10/24	JPM	EUR	136	148,890	149,711	821	—
Expiring 01/10/24	JPM	EUR	108	114,945	119,822	4,877	—

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/10/24	JPM	EUR	91	$97,821	$100,290	$2,469	$—
Expiring 01/10/24	JPM	EUR	74	78,552	82,115	3,563	—
Expiring 02/14/24	JPM	EUR	1,164	1,286,486	1,287,593	1,107	—
Expiring 03/20/24	JPM	EUR	721	783,101	798,538	15,437	—
Expiring 03/20/24	JPM	EUR	411	450,736	454,904	4,168	—
Expiring 03/20/24	JPM	EUR	160	175,152	177,209	2,057	—
Hong Kong Dollar,
Expiring 01/09/24	BNP	HKD	1,045	133,916	133,859	—	(57)
Hungarian Forint,
Expiring 01/09/24	JPM	HUF	53,200	152,786	153,107	321	—
Expiring 01/09/24	JPM	HUF	25,200	72,359	72,524	165	—
Indian Rupee,
Expiring 01/09/24	DB	INR	32,547	390,321	390,830	509	—
Expiring 01/09/24	DB	INR	29,234	351,876	351,047	—	(829)
Expiring 01/09/24	GSI	INR	21,810	262,108	261,898	—	(210)
Expiring 01/09/24	JPM	INR	15,140	181,448	181,804	356	—
Expiring 01/09/24	JPM	INR	11,060	133,029	132,811	—	(218)
Expiring 01/09/24	SCS	INR	6,636	79,827	79,686	—	(141)
Indonesian Rupiah,
Expiring 01/09/24	BARC	IDR	98,000	6,307	6,367	60	—
Expiring 01/25/24	BOA	IDR	3,573,558	228,415	232,141	3,726	—
Expiring 01/25/24	HSBC	IDR	2,769,949	177,333	179,938	2,605	—
Expiring 01/25/24	SCB	IDR	4,133,612	263,371	268,523	5,152	—
Israeli Shekel,
Expiring 01/09/24	BARC	ILS	253	68,039	69,890	1,851	—
Expiring 01/09/24	BARC	ILS	252	67,895	69,614	1,719	—
Expiring 03/20/24	JPM	ILS	227	61,890	62,991	1,101	—
Japanese Yen,
Expiring 01/09/24	BARC	JPY	108,300	764,047	769,414	5,367	—
Expiring 01/09/24	BARC	JPY	79,500	554,788	564,806	10,018	—
Expiring 01/09/24	BNP	JPY	108,300	761,766	769,415	7,649	—
Expiring 01/09/24	BNP	JPY	28,600	195,003	203,188	8,185	—
Expiring 01/09/24	BNP	JPY	26,850	183,071	190,755	7,684	—
Expiring 01/09/24	BNP	JPY	26,850	183,161	190,756	7,595	—
Expiring 01/09/24	BOA	JPY	72,100	510,104	512,232	2,128	—
Expiring 01/09/24	CA	JPY	15,100	103,114	107,278	4,164	—
Expiring 01/09/24	CBA	JPY	28,600	194,884	203,188	8,304	—
Expiring 01/09/24	CITI	JPY	78,500	550,704	557,702	6,998	—
Expiring 01/09/24	CITI	JPY	57,900	403,695	411,349	7,654	—
Expiring 01/09/24	CITI	JPY	39,500	269,539	280,627	11,088	—
Expiring 01/09/24	CWMC	JPY	396,004	2,705,847	2,813,399	107,552	—
Expiring 01/09/24	DB	JPY	54,200	376,311	385,062	8,751	—
Expiring 01/09/24	DB	JPY	28,300	194,192	201,056	6,864	—
Expiring 01/09/24	DB	JPY	20,300	141,228	144,221	2,993	—
Expiring 01/09/24	GSI	JPY	143,400	994,832	1,018,781	23,949	—
Expiring 01/09/24	GSI	JPY	28,600	194,976	203,188	8,212	—
Expiring 01/09/24	JPM	JPY	39,600	272,566	281,337	8,771	—
Expiring 01/09/24	MSI	JPY	142,400	988,393	1,011,677	23,284	—
Expiring 01/09/24	MSI	JPY	86,600	605,431	615,248	9,817	—
Expiring 01/09/24	MSI	JPY	56,700	386,887	402,824	15,937	—
Expiring 01/09/24	MSI	JPY	28,600	195,111	203,188	8,077	—
Expiring 01/09/24	SCS	JPY	141,200	969,114	1,003,152	34,038	—
Expiring 01/09/24	SCS	JPY	81,097	554,634	576,151	21,517	—
Expiring 01/09/24	SSB	JPY	28,500	200,342	202,478	2,136	—
Expiring 01/09/24	UAG	JPY	86,600	609,937	615,248	5,311	—

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 01/09/24	UAG	JPY	72,500	$506,011	$515,075	$9,064	$—
Expiring 01/09/24	UAG	JPY	72,100	510,139	512,232	2,093	—
Expiring 01/09/24	UAG	JPY	71,700	507,202	509,391	2,189	—
Expiring 01/09/24	UAG	JPY	57,000	400,161	404,955	4,794	—
Expiring 01/09/24	UAG	JPY	38,700	269,288	274,943	5,655	—
Expiring 01/09/24	UAG	JPY	38,500	269,007	273,523	4,516	—
Expiring 01/09/24	UAG	JPY	28,600	195,250	203,188	7,938	—
Expiring 01/09/24	UAG	JPY	28,300	194,523	201,056	6,533	—
Expiring 01/09/24	UAG	JPY	28,200	197,269	200,347	3,078	—
Expiring 01/09/24	UAG	JPY	28,200	197,625	200,346	2,721	—
Expiring 01/09/24	UAG	JPY	28,200	196,890	200,347	3,457	—
Expiring 01/12/24	BNYM	JPY	201,621	1,430,441	1,433,087	2,646	—
Expiring 01/12/24	JPM	JPY	98,635	662,866	701,075	38,209	—
Expiring 03/21/24	JPM	JPY	275,723	1,917,443	1,980,852	63,409	—
Expiring 03/21/24	JPM	JPY	270,777	1,878,772	1,945,321	66,549	—
Expiring 03/21/24	JPM	JPY	33,137	230,255	238,064	7,809	—
Expiring 03/21/24	JPM	JPY	30,881	218,549	221,856	3,307	—
Expiring 03/21/24	JPM	JPY	30,793	213,986	221,223	7,237	—
Malaysian Ringgit,
Expiring 01/11/24	BARC	MYR	866	184,499	188,945	4,446	—
Expiring 01/11/24	MSC	MYR	715	152,889	155,989	3,100	—
Expiring 01/11/24	MSC	MYR	294	62,708	64,192	1,484	—
Mexican Peso,
Expiring 01/09/24	BARC	MXN	6,910	398,821	406,193	7,372	—
Expiring 01/09/24	BARC	MXN	5,760	331,931	338,592	6,661	—
Expiring 01/09/24	BARC	MXN	582	33,684	34,211	527	—
Expiring 01/09/24	BNP	MXN	6,930	399,079	407,369	8,290	—
Expiring 01/09/24	BNP	MXN	5,090	290,381	299,207	8,826	—
Expiring 01/09/24	BNP	MXN	3,470	200,287	203,978	3,691	—
Expiring 01/09/24	BNP	MXN	3,270	189,620	192,221	2,601	—
Expiring 01/09/24	BNP	MXN	1,690	96,592	99,344	2,752	—
Expiring 01/09/24	BNP	MXN	1,580	90,117	92,877	2,760	—
Expiring 01/09/24	DB	MXN	3,450	199,252	202,803	3,551	—
Expiring 01/09/24	DB	MXN	3,450	199,071	202,802	3,731	—
Expiring 01/09/24	GSI	MXN	5,640	323,528	331,538	8,010	—
Expiring 01/09/24	GSI	MXN	3,290	190,543	193,397	2,854	—
Expiring 01/09/24	GSI	MXN	3,235	187,156	190,164	3,008	—
Expiring 01/09/24	GSI	MXN	1,359	78,691	79,886	1,195	—
Expiring 01/09/24	GSI	MXN	1,348	79,609	79,240	—	(369)
Expiring 01/09/24	JPM	MXN	2,790	160,055	164,006	3,951	—
Expiring 01/09/24	JPM	MXN	2,770	157,737	162,830	5,093	—
Expiring 01/09/24	JPM	MXN	2,720	156,913	159,890	2,977	—
Expiring 01/09/24	JPM	MXN	1,580	89,788	92,878	3,090	—
Expiring 01/09/24	JPM	MXN	1,570	89,635	92,289	2,654	—
Expiring 01/09/24	JPM	MXN	323	18,703	18,987	284	—
Expiring 01/09/24	MSI	MXN	5,680	328,041	333,889	5,848	—
Expiring 01/09/24	MSI	MXN	140	8,100	8,229	129	—
Expiring 01/09/24	SSB	MXN	17,210	1,004,729	1,011,661	6,932	—
Expiring 01/09/24	SSB	MXN	2,740	155,928	161,066	5,138	—
Expiring 01/09/24	SSB	MXN	971	56,210	57,079	869	—
Expiring 01/09/24	UAG	MXN	1,650	94,721	96,992	2,271	—
Expiring 01/18/24	BNP	MXN	15,688	906,914	920,710	13,796	—
Expiring 03/20/24	JPM	MXN	692	39,123	40,215	1,092	—
New Taiwanese Dollar,
Expiring 01/09/24	BOA	TWD	7,075	226,436	232,214	5,778	—

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar (cont’d.),
Expiring 01/09/24	SCS	TWD	5,295	$168,612	$173,792	$5,180	$—
Expiring 03/13/24	JPM	TWD	13,818	443,521	457,558	14,037	—
New Zealand Dollar,
Expiring 01/09/24	BARC	NZD	800	500,064	505,734	5,670	—
Expiring 01/09/24	BARC	NZD	400	253,494	252,867	—	(627)
Expiring 01/09/24	BARC	NZD	347	211,708	219,362	7,654	—
Expiring 01/09/24	CBA	NZD	1,969	1,212,264	1,244,739	32,475	—
Expiring 01/09/24	CITI	NZD	940	577,994	594,238	16,244	—
Expiring 01/09/24	CITI	NZD	625	386,938	395,106	8,168	—
Expiring 01/09/24	HSBC	NZD	127	78,386	80,286	1,900	—
Expiring 01/09/24	JPM	NZD	435	267,951	274,993	7,042	—
Expiring 01/09/24	MSI	NZD	1,605	1,003,542	1,014,629	11,087	—
Expiring 01/09/24	MSI	NZD	885	558,609	559,468	859	—
Expiring 01/09/24	MSI	NZD	790	485,693	499,413	13,720	—
Expiring 01/09/24	MSI	NZD	292	180,733	184,594	3,861	—
Expiring 01/09/24	SCS	NZD	2,415	1,477,769	1,526,686	48,917	—
Expiring 01/09/24	SSB	NZD	293	180,885	185,225	4,340	—
Expiring 01/09/24	UAG	NZD	435	267,307	274,993	7,686	—
Expiring 01/09/24	UAG	NZD	295	182,787	186,490	3,703	—
Expiring 01/09/24	UAG	NZD	171	105,252	108,101	2,849	—
Expiring 01/11/24	BNYM	NZD	163	94,947	103,238	8,291	—
Expiring 03/20/24	JPM	NZD	532	330,326	336,063	5,737	—
Expiring 03/20/24	JPM	NZD	180	113,000	113,596	596	—
Norwegian Krone,
Expiring 01/09/24	BARC	NOK	2,550	250,206	251,059	853	—
Expiring 01/09/24	BARC	NOK	2,550	250,118	251,059	941	—
Expiring 01/09/24	BARC	NOK	2,040	191,821	200,847	9,026	—
Expiring 01/09/24	DB	NOK	5,926	556,198	583,442	27,244	—
Expiring 01/09/24	DB	NOK	4,340	410,475	427,292	16,817	—
Expiring 01/09/24	DB	NOK	2,580	256,142	254,013	—	(2,129)
Expiring 01/09/24	DB	NOK	2,130	194,251	209,709	15,458	—
Expiring 01/09/24	DB	NOK	2,040	191,742	200,847	9,105	—
Expiring 01/09/24	GSI	NOK	5,190	504,032	510,979	6,947	—
Expiring 01/09/24	GSI	NOK	3,546	332,935	349,119	16,184	—
Expiring 01/09/24	GSI	NOK	2,590	252,178	254,997	2,819	—
Expiring 01/09/24	GSI	NOK	2,580	255,251	254,013	—	(1,238)
Expiring 01/09/24	GSI	NOK	2,140	197,266	210,693	13,427	—
Expiring 01/09/24	JPM	NOK	3,850	379,178	379,050	—	(128)
Expiring 01/09/24	JPM	NOK	1,915	179,171	188,540	9,369	—
Expiring 01/09/24	JPM	NOK	1,915	179,171	188,541	9,370	—
Expiring 01/09/24	JPM	NOK	1,030	94,921	101,409	6,488	—
Expiring 01/09/24	MSI	NOK	2,860	263,802	281,580	17,778	—
Expiring 01/09/24	MSI	NOK	1,060	97,074	104,362	7,288	—
Expiring 01/09/24	RBC	NOK	17,310	1,578,163	1,704,249	126,086	—
Expiring 03/20/24	JPM	NOK	4,334	417,911	427,389	9,478	—
Expiring 03/20/24	JPM	NOK	3,387	321,398	333,974	12,576	—
Expiring 03/20/24	JPM	NOK	1,212	111,313	119,481	8,168	—
Expiring 03/20/24	JPM	NOK	1,141	104,189	112,467	8,278	—
Expiring 03/20/24	JPM	NOK	477	43,514	47,004	3,490	—
Peruvian Nuevo Sol,
Expiring 01/09/24	SCS	PEN	230	61,609	62,151	542	—
Expiring 01/17/24	BOA	PEN	1,702	450,003	459,859	9,856	—
Polish Zloty,
Expiring 03/20/24	JPM	PLN	1,124	278,336	285,362	7,026	—
Expiring 03/20/24	JPM	PLN	1,111	274,881	281,915	7,034	—

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Polish Zloty (cont’d.),
Expiring 03/20/24	JPM	PLN	450	$112,000	$114,242	$2,242	$—
Romanian Leu,
Expiring 01/09/24	UAG	RON	230	50,843	51,037	194	—
Singapore Dollar,
Expiring 01/09/24	BARC	SGD	300	225,476	227,436	1,960	—
Expiring 01/09/24	BARC	SGD	180	135,206	136,461	1,255	—
Expiring 03/20/24	JPM	SGD	435	324,891	330,644	5,753	—
Expiring 03/20/24	JPM	SGD	433	323,710	329,596	5,886	—
South African Rand,
Expiring 01/09/24	BARC	ZAR	5,920	311,573	323,327	11,754	—
Expiring 01/09/24	BARC	ZAR	1,400	73,126	76,462	3,336	—
Expiring 01/09/24	BOA	ZAR	6,070	325,242	331,519	6,277	—
Expiring 01/09/24	BOA	ZAR	3,020	158,668	164,941	6,273	—
Expiring 01/09/24	GSI	ZAR	6,100	332,811	333,157	346	—
Expiring 01/09/24	GSI	ZAR	3,050	159,404	166,579	7,175	—
Expiring 01/09/24	GSI	ZAR	3,040	160,790	166,032	5,242	—
Expiring 01/09/24	GSI	ZAR	3,020	159,464	164,941	5,477	—
Expiring 01/09/24	GSI	ZAR	2,970	156,488	162,210	5,722	—
Expiring 01/09/24	GSI	ZAR	2,600	142,127	142,002	—	(125)
Expiring 03/20/24	JPM	ZAR	1,234	66,800	66,974	174	—
Expiring 03/20/24	JPM	ZAR	825	43,568	44,797	1,229	—
South Korean Won,
Expiring 01/09/24	BARC	KRW	256,250	194,497	197,716	3,219	—
Expiring 01/09/24	BOA	KRW	523,540	401,858	403,950	2,092	—
Expiring 01/09/24	BOA	KRW	496,260	386,044	382,901	—	(3,143)
Expiring 01/09/24	BOA	KRW	78,130	60,820	60,283	—	(537)
Expiring 01/09/24	CITI	KRW	342,930	264,606	264,595	—	(11)
Expiring 01/09/24	JPM	KRW	655,640	509,829	505,875	—	(3,954)
Expiring 01/09/24	JPM	KRW	655,330	506,829	505,636	—	(1,193)
Expiring 01/09/24	JPM	KRW	654,960	502,347	505,350	3,003	—
Expiring 01/09/24	JPM	KRW	254,830	194,260	196,620	2,360	—
Expiring 01/09/24	MSI	KRW	499,460	383,651	385,371	1,720	—
Expiring 01/09/24	MSI	KRW	256,240	196,971	197,708	737	—
Expiring 01/18/24	HSBC	KRW	1,351,650	1,035,636	1,044,164	8,528	—
Expiring 01/18/24	MSC	KRW	1,283,924	994,953	991,845	—	(3,108)
Expiring 03/20/24	JPM	KRW	294,231	224,000	228,278	4,278	—
Swedish Krona,
Expiring 01/09/24	BARC	SEK	5,030	503,811	498,932	—	(4,879)
Expiring 01/09/24	BARC	SEK	5,030	503,655	498,932	—	(4,723)
Expiring 01/09/24	BNP	SEK	10,230	1,011,304	1,014,726	3,422	—
Expiring 01/09/24	CITI	SEK	6,180	606,096	613,002	6,906	—
Expiring 01/09/24	CITI	SEK	5,750	560,260	570,350	10,090	—
Expiring 01/09/24	CITI	SEK	5,670	555,997	562,415	6,418	—
Expiring 01/09/24	CITI	SEK	5,660	554,878	561,423	6,545	—
Expiring 01/09/24	DB	SEK	5,080	509,933	503,892	—	(6,041)
Expiring 01/09/24	DB	SEK	4,120	404,025	408,668	4,643	—
Expiring 01/09/24	DB	SEK	3,060	293,066	303,525	10,459	—
Expiring 01/09/24	DB	SEK	2,030	194,389	201,359	6,970	—
Expiring 01/09/24	DB	SEK	1,990	192,858	197,391	4,533	—
Expiring 01/09/24	DB	SEK	1,990	192,314	197,390	5,076	—
Expiring 01/09/24	GSI	SEK	2,040	196,889	202,350	5,461	—
Expiring 01/09/24	JPM	SEK	7,700	762,631	763,773	1,142	—
Expiring 01/09/24	JPM	SEK	5,570	554,389	552,495	—	(1,894)
Expiring 01/09/24	JPM	SEK	3,980	384,924	394,781	9,857	—
Expiring 01/09/24	JPM	SEK	1,880	180,183	186,480	6,297	—

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swedish Krona (cont’d.),
Expiring 01/09/24	JPM	SEK	1,000	$96,752	$99,192	$2,440	$—
Expiring 01/09/24	JPM	SEK	1,000	96,781	99,191	2,410	—
Expiring 01/09/24	UAG	SEK	5,080	511,927	503,891	—	(8,036)
Expiring 03/20/24	JPM	SEK	13,242	1,323,966	1,317,122	—	(6,844)
Expiring 03/20/24	JPM	SEK	7,898	775,279	785,542	10,263	—
Expiring 03/20/24	JPM	SEK	5,258	516,852	522,988	6,136	—
Expiring 03/20/24	JPM	SEK	4,992	487,185	496,550	9,365	—
Expiring 03/20/24	JPM	SEK	3,603	352,646	358,389	5,743	—
Expiring 03/20/24	JPM	SEK	1,427	136,925	141,953	5,028	—
Expiring 03/20/24	JPM	SEK	1,151	109,986	114,485	4,499	—
Expiring 03/20/24	JPM	SEK	1,136	112,000	113,034	1,034	—
Swiss Franc,
Expiring 01/09/24	BARC	CHF	525	607,441	624,947	17,506	—
Expiring 01/09/24	BNP	CHF	170	196,119	202,364	6,245	—
Expiring 01/09/24	BNP	CHF	170	196,093	202,364	6,271	—
Expiring 01/09/24	BNP	CHF	160	183,673	190,460	6,787	—
Expiring 01/09/24	CITI	CHF	480	549,443	571,380	21,937	—
Expiring 01/09/24	CITI	CHF	480	558,966	571,380	12,414	—
Expiring 01/09/24	CITI	CHF	475	550,845	565,429	14,584	—
Expiring 01/09/24	CITI	CHF	430	490,679	511,861	21,182	—
Expiring 01/09/24	CITI	CHF	255	292,044	303,546	11,502	—
Expiring 01/09/24	CITI	CHF	230	263,903	273,786	9,883	—
Expiring 01/09/24	GSI	CHF	350	404,379	416,632	12,253	—
Expiring 01/09/24	MSI	CHF	870	1,013,848	1,035,627	21,779	—
Expiring 01/09/24	MSI	CHF	480	554,038	571,380	17,342	—
Expiring 01/09/24	TD	CHF	85	97,591	101,182	3,591	—
Expiring 01/09/24	UAG	CHF	865	1,026,813	1,029,674	2,861	—
Expiring 01/09/24	UAG	CHF	435	507,416	517,813	10,397	—
Expiring 01/09/24	UAG	CHF	430	514,012	511,862	—	(2,150)
Expiring 01/09/24	UAG	CHF	430	509,998	511,862	1,864	—
Expiring 03/20/24	JPM	CHF	906	1,044,135	1,086,691	42,556	—
Expiring 03/20/24	JPM	CHF	250	287,092	299,534	12,442	—
Expiring 03/20/24	JPM	CHF	245	281,077	293,703	12,626	—
Expiring 03/20/24	JPM	CHF	105	120,053	125,447	5,394	—
Thai Baht,
Expiring 01/09/24	ANZ	THB	3,658	105,165	107,272	2,107	—
Expiring 01/09/24	ANZ	THB	2,740	78,932	80,352	1,420	—
Expiring 01/09/24	BARC	THB	4,960	144,312	145,454	1,142	—
Expiring 01/09/24	CITI	THB	7,038	202,394	206,392	3,998	—
Expiring 01/09/24	GSI	THB	648	18,652	19,003	351	—
Turkish Lira,
Expiring 03/20/24	JPM	TRY	1,666	52,574	52,400	—	(174)

				$157,563,098	$160,296,577	2,834,210	(100,731)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/09/24	BARC	AUD	830	$557,732	$565,810	$—	$(8,078)
Expiring 01/09/24	BARC	AUD	640	436,804	436,287	517	—
Expiring 01/09/24	BARC	AUD	555	377,366	378,343	—	(977)
Expiring 01/09/24	BNP	AUD	745	505,262	507,866	—	(2,604)
Expiring 01/09/24	BNP	AUD	595	402,478	405,612	—	(3,134)

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 01/09/24	BNP	AUD	295	$195,103	$201,101	$—	$(5,998)
Expiring 01/09/24	CITI	AUD	830	562,122	565,811	—	(3,689)
Expiring 01/09/24	CITI	AUD	410	269,851	279,497	—	(9,646)
Expiring 01/09/24	CWMC	AUD	4,615	3,032,485	3,146,044	—	(113,559)
Expiring 01/09/24	CWMC	AUD	261	174,672	177,923	—	(3,251)
Expiring 01/09/24	DB	AUD	740	506,251	504,458	1,793	—
Expiring 01/09/24	DB	AUD	405	265,726	276,089	—	(10,363)
Expiring 01/09/24	DB	AUD	280	184,053	190,876	—	(6,823)
Expiring 01/09/24	GSI	AUD	300	201,393	204,510	—	(3,117)
Expiring 01/09/24	GSI	AUD	160	106,216	109,072	—	(2,856)
Expiring 01/09/24	JPM	AUD	1,135	760,717	773,729	—	(13,012)
Expiring 01/09/24	JPM	AUD	545	361,053	371,526	—	(10,473)
Expiring 01/09/24	JPM	AUD	110	72,388	74,987	—	(2,599)
Expiring 01/09/24	MSI	AUD	4,120	2,725,293	2,808,602	—	(83,309)
Expiring 01/09/24	MSI	AUD	890	584,313	606,713	—	(22,400)
Expiring 01/09/24	MSI	AUD	580	384,426	395,386	—	(10,960)
Expiring 01/09/24	MSI	AUD	123	81,362	83,849	—	(2,487)
Expiring 01/09/24	RBC	AUD	745	502,571	507,866	—	(5,295)
Expiring 01/09/24	RBC	AUD	290	192,648	197,693	—	(5,045)
Expiring 01/09/24	SSB	AUD	305	203,316	207,918	—	(4,602)
Expiring 01/09/24	SSB	AUD	295	193,672	201,101	—	(7,429)
Expiring 01/09/24	SSB	AUD	290	191,829	197,693	—	(5,864)
Expiring 01/09/24	UAG	AUD	830	557,843	565,811	—	(7,968)
Expiring 01/25/24	BNYM	AUD	654	430,959	445,967	—	(15,008)
Expiring 01/25/24	CITI	AUD	3,152	2,071,440	2,149,718	—	(78,278)
Expiring 01/25/24	CITI	AUD	956	622,895	651,932	—	(29,037)
Expiring 01/25/24	UBS	AUD	3,730	2,431,037	2,543,994	—	(112,957)
Brazilian Real,
Expiring 01/03/24	BARC	BRL	375	77,459	77,158	301	—
Expiring 01/03/24	BOA	BRL	4,543	938,449	934,805	3,644	—
Expiring 01/03/24	CITI	BRL	1,375	284,015	282,912	1,103	—
Expiring 01/03/24	GSI	BRL	2,663	543,913	547,923	—	(4,010)
Expiring 01/03/24	MSC	BRL	4,543	940,645	934,806	5,839	—
Expiring 01/03/24	MSI	BRL	913	188,586	187,854	732	—
British Pound,
Expiring 01/09/24	BARC	GBP	396	506,514	504,792	1,722	—
Expiring 01/09/24	BNP	GBP	995	1,260,501	1,268,355	—	(7,854)
Expiring 01/09/24	BNP	GBP	156	196,309	198,857	—	(2,548)
Expiring 01/09/24	BNP	GBP	126	157,839	160,616	—	(2,777)
Expiring 01/09/24	BOA	GBP	2,140	2,714,898	2,727,920	—	(13,022)
Expiring 01/09/24	BOA	GBP	1,979	2,510,646	2,522,688	—	(12,042)
Expiring 01/09/24	BOA	GBP	1,307	1,658,118	1,666,071	—	(7,953)
Expiring 01/09/24	CITI	GBP	209	265,144	266,418	—	(1,274)
Expiring 01/09/24	DB	GBP	447	568,308	569,804	—	(1,496)
Expiring 01/09/24	GSI	GBP	389	487,377	495,869	—	(8,492)
Expiring 01/09/24	GSI	GBP	315	399,830	401,540	—	(1,710)
Expiring 01/09/24	HSBC	GBP	608	763,228	775,035	—	(11,807)
Expiring 01/09/24	JPM	GBP	2,030	2,542,663	2,587,699	—	(45,036)
Expiring 01/09/24	JPM	GBP	961	1,203,687	1,225,014	—	(21,327)
Expiring 01/09/24	MSI	GBP	440	557,389	560,880	—	(3,491)
Expiring 01/09/24	MSI	GBP	343	432,403	437,232	—	(4,829)
Expiring 01/09/24	SCS	GBP	343	435,613	437,232	—	(1,619)
Expiring 01/09/24	UAG	GBP	408	520,149	520,089	60	—
Expiring 01/09/24	UAG	GBP	315	401,687	401,539	148	—
Expiring 01/09/24	UAG	GBP	227	287,036	289,364	—	(2,328)

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 01/09/24	UAG	GBP	154	$193,701	$196,308	$—	$(2,607)
Expiring 01/09/24	UAG	GBP	152	192,162	193,759	—	(1,597)
Expiring 01/09/24	UAG	GBP	151	191,547	192,484	—	(937)
Expiring 01/09/24	UAG	GBP	151	190,613	192,484	—	(1,871)
Expiring 01/10/24	JPM	GBP	1,776	2,159,753	2,264,101	—	(104,348)
Expiring 01/10/24	JPM	GBP	1,619	2,033,645	2,063,495	—	(29,850)
Expiring 01/10/24	JPM	GBP	416	517,652	529,824	—	(12,172)
Expiring 01/25/24	BNYM	GBP	334	423,554	426,425	—	(2,871)
Expiring 01/25/24	BNYM	GBP	331	415,654	422,256	—	(6,602)
Expiring 01/25/24	HSBC	GBP	3,101	3,894,339	3,953,179	—	(58,840)
Expiring 01/25/24	MSC	GBP	3,194	3,969,031	4,072,495	—	(103,464)
Expiring 03/20/24	JPM	GBP	832	1,044,135	1,060,366	—	(16,231)
Expiring 03/20/24	JPM	GBP	560	714,234	713,452	782	—
Expiring 03/20/24	JPM	GBP	498	626,481	635,204	—	(8,723)
Expiring 03/20/24	JPM	GBP	178	224,000	227,315	—	(3,315)
Expiring 03/20/24	JPM	GBP	177	222,626	225,938	—	(3,312)
Expiring 03/20/24	JPM	GBP	174	218,697	221,657	—	(2,960)
Expiring 03/20/24	JPM	GBP	125	158,000	158,849	—	(849)
Expiring 03/20/24	JPM	GBP	106	134,321	135,167	—	(846)
Canadian Dollar,
Expiring 01/09/24	BARC	CAD	535	401,102	403,826	—	(2,724)
Expiring 01/09/24	BNP	CAD	670	503,663	505,726	—	(2,063)
Expiring 01/09/24	BNP	CAD	360	265,988	271,734	—	(5,746)
Expiring 01/09/24	CITI	CAD	785	577,305	592,530	—	(15,225)
Expiring 01/09/24	CITI	CAD	360	266,089	271,734	—	(5,645)
Expiring 01/09/24	CITI	CAD	154	116,591	116,242	349	—
Expiring 01/09/24	JPM	CAD	260	191,320	196,252	—	(4,932)
Expiring 01/09/24	JPM	CAD	245	180,367	184,930	—	(4,563)
Expiring 01/09/24	RBC	CAD	5,240	3,860,478	3,955,230	—	(94,752)
Expiring 01/09/24	RBC	CAD	1,043	769,313	787,272	—	(17,959)
Expiring 01/09/24	RBC	CAD	542	399,777	409,109	—	(9,332)
Expiring 01/09/24	SSB	CAD	540	402,484	407,600	—	(5,116)
Expiring 01/09/24	SSB	CAD	540	402,570	407,599	—	(5,029)
Expiring 01/09/24	SSB	CAD	360	264,802	271,734	—	(6,932)
Expiring 01/09/24	TD	CAD	675	506,184	509,500	—	(3,316)
Expiring 01/09/24	TD	CAD	335	251,428	252,863	—	(1,435)
Expiring 01/09/24	TD	CAD	260	191,670	196,251	—	(4,581)
Expiring 01/09/24	UAG	CAD	670	506,425	505,726	699	—
Expiring 01/09/24	UAG	CAD	540	403,551	407,600	—	(4,049)
Expiring 01/09/24	UAG	CAD	540	403,592	407,600	—	(4,008)
Expiring 01/09/24	UAG	CAD	535	401,289	403,826	—	(2,537)
Expiring 01/09/24	UAG	CAD	166	122,373	125,299	—	(2,926)
Expiring 01/10/24	BNYM	CAD	600	437,863	452,764	—	(14,901)
Expiring 01/10/24	BNYM	CAD	441	326,797	332,803	—	(6,006)
Expiring 01/10/24	BNYM	CAD	289	211,703	218,351	—	(6,648)
Expiring 01/10/24	BNYM	CAD	260	191,846	196,219	—	(4,373)
Expiring 01/10/24	BNYM	CAD	211	153,048	159,210	—	(6,162)
Expiring 01/10/24	BNYM	CAD	104	76,320	78,442	—	(2,122)
Expiring 01/10/24	CITI	CAD	4,684	3,452,176	3,535,517	—	(83,341)
Expiring 01/10/24	DB	CAD	2,016	1,482,298	1,521,686	—	(39,388)
Expiring 01/10/24	UBS	CAD	4,334	3,148,251	3,271,460	—	(123,209)
Expiring 02/09/24	JPM	CAD	1,624	1,195,032	1,226,288	—	(31,256)
Expiring 02/09/24	JPM	CAD	1,392	1,026,841	1,051,337	—	(24,496)
Expiring 02/09/24	JPM	CAD	314	229,221	237,237	—	(8,016)
Expiring 03/20/24	JPM	CAD	1,408	1,039,969	1,063,969	—	(24,000)

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar (cont’d.),
Expiring 03/20/24	JPM	CAD	1,404	$1,059,172	$1,061,059	$—	$(1,887)
Expiring 03/20/24	JPM	CAD	1,308	965,056	987,944	—	(22,888)
Expiring 03/20/24	JPM	CAD	898	671,921	678,220	—	(6,299)
Chilean Peso,
Expiring 01/09/24	BOA	CLP	331,202	379,993	375,753	4,240	—
Expiring 01/09/24	BOA	CLP	186,600	211,038	211,700	—	(662)
Expiring 01/09/24	BOA	CLP	77,213	88,588	87,600	988	—
Expiring 01/09/24	BOA	CLP	21,000	24,318	23,825	493	—
Expiring 01/09/24	GSI	CLP	62,761	70,912	71,203	—	(291)
Chinese Renminbi,
Expiring 01/09/24	MSI	CNH	1,701	238,974	238,907	67	—
Expiring 01/11/24	DB	CNH	930	128,663	130,666	—	(2,003)
Expiring 01/11/24	HSBC	CNH	38,499	5,360,848	5,407,994	—	(47,146)
Expiring 01/11/24	HSBC	CNH	14,334	1,964,270	2,013,424	—	(49,154)
Expiring 01/11/24	MSC	CNH	677	93,117	95,034	—	(1,917)
Expiring 01/24/24	BOA	CNH	1,109	167,144	155,918	11,226	—
Expiring 03/20/24	JPM	CNH	3,941	551,159	556,255	—	(5,096)
Expiring 03/20/24	JPM	CNH	3,914	547,738	552,461	—	(4,723)
Expiring 03/20/24	JPM	CNH	1,602	224,000	226,100	—	(2,100)
Expiring 04/10/24	BOA	CNH	1,109	164,851	156,750	8,101	—
Colombian Peso,
Expiring 01/03/24	JPM	COP	201,244	48,711	51,878	—	(3,167)
Expiring 01/09/24	BNP	COP	424,595	105,634	109,317	—	(3,683)
Expiring 01/09/24	BNP	COP	50,790	12,663	13,077	—	(414)
Expiring 01/09/24	CITI	COP	101,580	25,401	26,153	—	(752)
Expiring 01/09/24	SCS	COP	534,760	133,991	137,679	—	(3,688)
Expiring 01/09/24	SCS	COP	186,230	46,360	47,947	—	(1,587)
Expiring 02/07/24	JPM	COP	201,244	50,638	51,503	—	(865)
Czech Koruna,
Expiring 01/09/24	BARC	CZK	1,410	62,622	63,026	—	(404)
Expiring 01/09/24	BARC	CZK	1,140	50,932	50,957	—	(25)
Expiring 01/09/24	BNP	CZK	910	40,424	40,677	—	(253)
Expiring 01/09/24	CITI	CZK	1,970	88,132	88,058	74	—
Expiring 01/09/24	HSBC	CZK	3,884	171,200	173,614	—	(2,414)
Expiring 01/09/24	HSBC	CZK	3,110	138,475	139,017	—	(542)
Expiring 01/09/24	JPM	CZK	540	24,111	24,137	—	(26)
Expiring 01/09/24	JPM	CZK	270	12,081	12,069	12	—
Expiring 01/09/24	JPM	CZK	119	5,292	5,319	—	(27)
Expiring 01/09/24	MSI	CZK	3,466	156,719	154,929	1,790	—
Expiring 01/09/24	UAG	CZK	690	30,623	30,843	—	(220)
Expiring 02/08/24	JPM	CZK	1,806	78,248	80,654	—	(2,406)
Expiring 03/20/24	JPM	CZK	2,612	115,352	116,561	—	(1,209)
Danish Krone,
Expiring 01/09/24	DB	DKK	835	123,184	123,724	—	(540)
Expiring 02/05/24	JPM	DKK	620	89,268	92,034	—	(2,766)
Euro,
Expiring 01/09/24	BARC	EUR	1,780	1,966,697	1,965,895	802	—
Expiring 01/09/24	BARC	EUR	456	507,204	503,623	3,581	—
Expiring 01/09/24	BARC	EUR	368	402,254	406,432	—	(4,178)
Expiring 01/09/24	BARC	EUR	368	400,938	406,432	—	(5,494)
Expiring 01/09/24	BARC	EUR	120	129,897	132,532	—	(2,635)
Expiring 01/09/24	BNP	EUR	702	767,174	775,313	—	(8,139)
Expiring 01/09/24	BNP	EUR	691	754,501	763,165	—	(8,664)
Expiring 01/09/24	BNP	EUR	689	757,321	760,956	—	(3,635)
Expiring 01/09/24	BNP	EUR	450	485,660	496,996	—	(11,336)

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/09/24	BNP	EUR	349	$383,707	$385,447	$—	$(1,740)
Expiring 01/09/24	BNP	EUR	327	358,922	361,150	—	(2,228)
Expiring 01/09/24	CA	EUR	9,625	10,404,572	10,630,188	—	(225,616)
Expiring 01/09/24	CA	EUR	1,872	2,023,622	2,067,503	—	(43,881)
Expiring 01/09/24	CITI	EUR	907	975,440	1,001,723	—	(26,283)
Expiring 01/09/24	CITI	EUR	698	765,252	770,896	—	(5,644)
Expiring 01/09/24	CITI	EUR	508	556,223	561,053	—	(4,830)
Expiring 01/09/24	CITI	EUR	507	554,077	559,949	—	(5,872)
Expiring 01/09/24	DB	EUR	20,284	22,306,063	22,402,363	—	(96,300)
Expiring 01/09/24	DB	EUR	4,523	4,973,887	4,995,360	—	(21,473)
Expiring 01/09/24	DB	EUR	552	603,249	609,648	—	(6,399)
Expiring 01/09/24	DB	EUR	175	192,010	193,277	—	(1,267)
Expiring 01/09/24	GSI	EUR	552	601,697	609,649	—	(7,952)
Expiring 01/09/24	JPM	EUR	733	804,348	809,551	—	(5,203)
Expiring 01/09/24	MSI	EUR	507	554,420	559,949	—	(5,529)
Expiring 01/09/24	MSI	EUR	450	485,978	496,996	—	(11,018)
Expiring 01/09/24	MSI	EUR	349	383,554	385,447	—	(1,893)
Expiring 01/09/24	SSB	EUR	175	192,605	193,276	—	(671)
Expiring 01/09/24	UAG	EUR	10,250	11,070,502	11,320,460	—	(249,958)
Expiring 01/09/24	UAG	EUR	368	401,684	406,432	—	(4,748)
Expiring 01/09/24	UAG	EUR	367	402,972	405,328	—	(2,356)
Expiring 01/09/24	UAG	EUR	364	393,701	402,014	—	(8,313)
Expiring 01/09/24	UAG	EUR	363	391,957	400,910	—	(8,953)
Expiring 01/09/24	UAG	EUR	271	293,181	299,302	—	(6,121)
Expiring 01/09/24	UAG	EUR	181	194,982	199,903	—	(4,921)
Expiring 01/09/24	UAG	EUR	175	192,616	193,276	—	(660)
Expiring 01/10/24	BNYM	EUR	199	217,265	219,563	—	(2,298)
Expiring 01/10/24	JPM	EUR	5,613	6,011,477	6,199,922	—	(188,445)
Expiring 01/10/24	JPM	EUR	1,644	1,797,242	1,816,056	—	(18,814)
Expiring 01/10/24	JPM	EUR	410	450,611	452,895	—	(2,284)
Expiring 01/10/24	JPM	EUR	259	279,227	285,535	—	(6,308)
Expiring 01/10/24	JPM	EUR	216	232,144	238,886	—	(6,742)
Expiring 01/10/24	JPM	EUR	212	225,378	234,651	—	(9,273)
Expiring 01/10/24	JPM	EUR	188	199,231	207,655	—	(8,424)
Expiring 01/10/24	JPM	EUR	186	197,969	205,447	—	(7,478)
Expiring 01/10/24	JPM	EUR	183	199,818	202,637	—	(2,819)
Expiring 01/10/24	JPM	EUR	153	167,842	168,557	—	(715)
Expiring 01/10/24	JPM	EUR	139	151,886	153,848	—	(1,962)
Expiring 01/10/24	JPM	EUR	138	151,868	152,936	—	(1,068)
Expiring 01/10/24	JPM	EUR	128	134,746	141,015	—	(6,269)
Expiring 01/10/24	JPM	EUR	124	133,656	136,496	—	(2,840)
Expiring 01/10/24	JPM	EUR	123	133,678	135,759	—	(2,081)
Expiring 01/10/24	JPM	EUR	100	107,198	110,543	—	(3,345)
Expiring 01/10/24	JPM	EUR	82	89,611	90,300	—	(689)
Expiring 01/18/24	JPM	EUR	13,044	14,167,181	14,411,781	—	(244,600)
Expiring 01/25/24	JPM	EUR	4,316	4,679,841	4,770,083	—	(90,242)
Expiring 02/01/24	JPM	EUR	20,922	22,629,192	23,129,612	—	(500,420)
Expiring 02/14/24	JPM	EUR	12,384	13,440,890	13,696,495	—	(255,605)
Expiring 02/14/24	JPM	EUR	11,222	12,135,514	12,411,763	—	(276,249)
Expiring 02/14/24	JPM	EUR	6,353	6,859,787	7,026,760	—	(166,973)
Expiring 03/20/24	JPM	EUR	1,262	1,362,203	1,398,020	—	(35,817)
Expiring 03/20/24	JPM	EUR	1,047	1,130,242	1,159,566	—	(29,324)
Expiring 03/20/24	JPM	EUR	438	473,766	485,479	—	(11,713)
Expiring 03/20/24	JPM	EUR	368	399,337	408,073	—	(8,736)
Expiring 03/20/24	JPM	EUR	103	112,374	113,899	—	(1,525)

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 03/20/24	JPM	EUR	102	$112,000	$113,127	$—	$(1,127)
Hong Kong Dollar,
Expiring 01/09/24	BMO	HKD	2,715	347,878	347,778	100	—
Expiring 04/12/24	SCS	HKD	2,045	263,266	262,512	754	—
Expiring 05/09/24	SCS	HKD	2,020	259,749	259,457	292	—
Hungarian Forint,
Expiring 01/09/24	BARC	HUF	34,824	101,040	100,221	819	—
Expiring 01/09/24	BARC	HUF	16,567	48,068	47,678	390	—
Expiring 01/09/24	BARC	HUF	7,653	22,111	22,025	86	—
Expiring 01/09/24	JPM	HUF	8,400	24,004	24,175	—	(171)
Expiring 01/09/24	SSB	HUF	74,200	207,730	213,543	—	(5,813)
Expiring 01/09/24	TD	HUF	18,235	51,131	52,479	—	(1,348)
Indian Rupee,
Expiring 01/09/24	JPM	INR	4,715	56,538	56,618	—	(80)
Expiring 01/09/24	JPM	INR	4,715	56,528	56,619	—	(91)
Indonesian Rupiah,
Expiring 01/09/24	BNP	IDR	9,736,539	630,531	632,521	—	(1,990)
Expiring 01/09/24	BNP	IDR	98,000	6,346	6,366	—	(20)
Expiring 01/09/24	MSI	IDR	6,794,705	438,165	441,410	—	(3,245)
Expiring 01/25/24	BOA	IDR	3,464,697	220,246	225,069	—	(4,823)
Expiring 01/25/24	CITI	IDR	7,366,112	471,561	478,509	—	(6,948)
Expiring 03/13/24	JPM	IDR	8,565,750	552,540	556,290	—	(3,750)
Expiring 03/13/24	JPM	IDR	3,292,091	209,979	213,799	—	(3,820)
Israeli Shekel,
Expiring 01/09/24	BARC	ILS	1,415	386,406	390,887	—	(4,481)
Expiring 01/09/24	BARC	ILS	650	177,584	179,560	—	(1,976)
Expiring 01/09/24	BARC	ILS	235	64,173	64,917	—	(744)
Expiring 01/09/24	GSI	ILS	925	248,431	255,528	—	(7,097)
Expiring 02/22/24	JPM	ILS	538	145,179	148,878	—	(3,699)
Expiring 03/20/24	JPM	ILS	325	87,749	89,860	—	(2,111)
Japanese Yen,
Expiring 01/09/24	BARC	JPY	108,700	765,587	772,256	—	(6,669)
Expiring 01/09/24	BARC	JPY	72,100	512,559	512,232	327	—
Expiring 01/09/24	BARC	JPY	56,700	387,019	402,824	—	(15,805)
Expiring 01/09/24	BARC	JPY	36,000	255,890	255,761	129	—
Expiring 01/09/24	BNP	JPY	56,900	385,336	404,245	—	(18,909)
Expiring 01/09/24	BNP	JPY	53,400	376,378	379,379	—	(3,001)
Expiring 01/09/24	BNP	JPY	40,600	277,059	288,442	—	(11,383)
Expiring 01/09/24	BNP	JPY	28,400	193,816	201,767	—	(7,951)
Expiring 01/09/24	BNP	JPY	21,000	142,891	149,194	—	(6,303)
Expiring 01/09/24	CA	JPY	57,700	408,447	409,928	—	(1,481)
Expiring 01/09/24	CITI	JPY	144,100	1,024,679	1,023,755	924	—
Expiring 01/09/24	CITI	JPY	112,700	781,673	800,675	—	(19,002)
Expiring 01/09/24	CITI	JPY	71,500	488,263	507,970	—	(19,707)
Expiring 01/09/24	CITI	JPY	71,500	488,063	507,969	—	(19,906)
Expiring 01/09/24	CITI	JPY	39,200	266,719	278,495	—	(11,776)
Expiring 01/09/24	CWMC	JPY	672,161	4,592,795	4,775,350	—	(182,555)
Expiring 01/09/24	DB	JPY	86,700	608,706	615,958	—	(7,252)
Expiring 01/09/24	GSI	JPY	79,600	555,321	565,516	—	(10,195)
Expiring 01/09/24	GSI	JPY	57,700	408,767	409,928	—	(1,161)
Expiring 01/09/24	JPM	JPY	78,500	543,565	557,701	—	(14,136)
Expiring 01/09/24	JPM	JPY	14,400	98,535	102,305	—	(3,770)
Expiring 01/09/24	MSI	JPY	144,400	1,007,114	1,025,886	—	(18,772)
Expiring 01/09/24	MSI	JPY	79,300	553,232	563,384	—	(10,152)
Expiring 01/09/24	MSI	JPY	56,700	387,002	402,824	—	(15,822)

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 01/09/24	MSI	JPY	53,200	$362,696	$377,958	$—	$(15,262)
Expiring 01/09/24	MSI	JPY	39,100	266,990	277,785	—	(10,795)
Expiring 01/09/24	NOM	JPY	1,295,281	8,932,994	9,202,290	—	(269,296)
Expiring 01/09/24	SSB	JPY	200,547	1,411,367	1,424,781	—	(13,414)
Expiring 01/09/24	SSB	JPY	28,500	201,147	202,477	—	(1,330)
Expiring 01/09/24	UAG	JPY	72,500	507,716	515,075	—	(7,359)
Expiring 01/09/24	UAG	JPY	57,900	405,008	411,349	—	(6,341)
Expiring 01/09/24	UAG	JPY	57,900	404,567	411,349	—	(6,782)
Expiring 01/09/24	UAG	JPY	57,700	408,079	409,928	—	(1,849)
Expiring 01/09/24	UAG	JPY	28,400	193,755	201,767	—	(8,012)
Expiring 01/09/24	UAG	JPY	28,400	193,933	201,767	—	(7,834)
Expiring 01/12/24	BNYM	JPY	70,381	480,789	500,257	—	(19,468)
Expiring 01/12/24	BNYM	JPY	65,043	437,943	462,315	—	(24,372)
Expiring 01/12/24	BOA	JPY	565,127	3,828,327	4,016,812	—	(188,485)
Expiring 01/12/24	CITI	JPY	576,597	3,981,577	4,098,339	—	(116,762)
Expiring 01/12/24	HSBC	JPY	210,899	1,433,337	1,499,028	—	(65,691)
Expiring 01/12/24	UBS	JPY	426,598	2,915,142	3,032,176	—	(117,034)
Expiring 01/29/24	HSBC	JPY	713,000	4,834,455	5,081,395	—	(246,940)
Expiring 02/13/24	JPM	JPY	2,283,420	15,592,354	16,308,939	—	(716,585)
Expiring 03/04/24	JPM	JPY	2,320,450	16,197,643	16,623,196	—	(425,553)
Expiring 03/04/24	JPM	JPY	409,500	2,858,568	2,933,567	—	(74,999)
Expiring 03/21/24	JPM	JPY	183,738	1,305,974	1,320,013	—	(14,039)
Expiring 03/21/24	JPM	JPY	180,430	1,292,131	1,296,247	—	(4,116)
Expiring 03/21/24	JPM	JPY	116,549	834,743	837,310	—	(2,567)
Expiring 03/21/24	JPM	JPY	54,146	387,768	388,995	—	(1,227)
Expiring 03/21/24	JPM	JPY	47,574	335,987	341,783	—	(5,796)
Expiring 03/21/24	JPM	JPY	15,994	112,000	114,906	—	(2,906)
Expiring 03/21/24	JPM	JPY	15,543	111,000	111,661	—	(661)
Expiring 04/04/24	TD	JPY	341,600	2,436,192	2,459,533	—	(23,341)
Malaysian Ringgit,
Expiring 01/09/24	DB	MYR	2,032	437,865	443,449	—	(5,584)
Expiring 01/09/24	DB	MYR	153	33,365	33,390	—	(25)
Expiring 01/09/24	SCS	MYR	1,811	387,115	395,220	—	(8,105)
Expiring 01/11/24	MSC	MYR	1,866	402,390	407,361	—	(4,971)
Expiring 01/11/24	MSC	MYR	8	1,754	1,765	—	(11)
Mexican Peso,
Expiring 01/09/24	BARC	MXN	6,940	401,667	407,956	—	(6,289)
Expiring 01/09/24	BARC	MXN	320	18,332	18,811	—	(479)
Expiring 01/09/24	BNP	MXN	1,900	109,225	111,688	—	(2,463)
Expiring 01/09/24	BOA	MXN	5,700	330,857	335,065	—	(4,208)
Expiring 01/09/24	CA	MXN	6,940	401,785	407,956	—	(6,171)
Expiring 01/09/24	CITI	MXN	791	45,273	46,498	—	(1,225)
Expiring 01/09/24	CITI	MXN	450	25,929	26,453	—	(524)
Expiring 01/09/24	GSI	MXN	13,406	777,570	788,049	—	(10,479)
Expiring 01/09/24	GSI	MXN	9,340	534,568	549,036	—	(14,468)
Expiring 01/09/24	GSI	MXN	8,937	518,752	525,347	—	(6,595)
Expiring 01/09/24	GSI	MXN	6,870	400,981	403,842	—	(2,861)
Expiring 01/09/24	GSI	MXN	4,300	251,011	252,768	—	(1,757)
Expiring 01/09/24	GSI	MXN	2,770	158,470	162,829	—	(4,359)
Expiring 01/09/24	GSI	MXN	1,797	104,229	105,634	—	(1,405)
Expiring 01/09/24	GSI	MXN	1,198	69,538	70,422	—	(884)
Expiring 01/09/24	HSBC	MXN	3,410	195,242	200,451	—	(5,209)
Expiring 01/09/24	JPM	MXN	6,910	400,856	406,192	—	(5,336)
Expiring 01/09/24	JPM	MXN	1,700	97,947	99,931	—	(1,984)
Expiring 01/09/24	JPM	MXN	560	32,126	32,919	—	(793)

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 01/09/24	JPM	MXN	530	$30,350	$31,156	$—	$(806)
Expiring 01/09/24	JPM	MXN	430	25,346	25,276	70	—
Expiring 01/09/24	MSI	MXN	32,110	1,833,594	1,887,532	—	(53,938)
Expiring 01/09/24	MSI	MXN	22,342	1,291,005	1,313,337	—	(22,332)
Expiring 01/09/24	MSI	MXN	3,410	195,501	200,451	—	(4,950)
Expiring 01/09/24	MSI	MXN	2,995	173,062	176,056	—	(2,994)
Expiring 01/09/24	MSI	MXN	1,050	60,324	61,722	—	(1,398)
Expiring 01/09/24	RBC	MXN	1,780	102,495	104,634	—	(2,139)
Expiring 01/09/24	SSB	MXN	10,410	602,594	611,934	—	(9,340)
Expiring 01/09/24	SSB	MXN	2,810	161,809	165,182	—	(3,373)
Expiring 01/09/24	SSB	MXN	560	32,098	32,919	—	(821)
Expiring 01/18/24	BNYM	MXN	7,307	415,712	428,843	—	(13,131)
Expiring 01/18/24	CITI	MXN	11,345	649,064	665,795	—	(16,731)
Expiring 03/20/24	JPM	MXN	356	20,116	20,711	—	(595)
New Zealand Dollar,
Expiring 01/09/24	BARC	NZD	645	405,261	407,748	—	(2,487)
Expiring 01/09/24	BARC	NZD	400	251,056	252,867	—	(1,811)
Expiring 01/09/24	BARC	NZD	325	201,903	205,455	—	(3,552)
Expiring 01/09/24	CBA	NZD	2,125	1,308,309	1,343,357	—	(35,048)
Expiring 01/09/24	CITI	NZD	1,799	1,101,533	1,137,270	—	(35,737)
Expiring 01/09/24	CITI	NZD	890	544,320	562,630	—	(18,310)
Expiring 01/09/24	CITI	NZD	430	265,009	271,832	—	(6,823)
Expiring 01/09/24	CITI	NZD	315	192,840	199,133	—	(6,293)
Expiring 01/09/24	MSI	NZD	890	549,642	562,630	—	(12,988)
Expiring 01/09/24	MSI	NZD	785	477,781	496,252	—	(18,471)
Expiring 01/09/24	MSI	NZD	315	193,863	199,133	—	(5,270)
Expiring 01/09/24	MSI	NZD	315	193,935	199,133	—	(5,198)
Expiring 01/09/24	MSI	NZD	315	194,038	199,133	—	(5,095)
Expiring 01/09/24	MSI	NZD	315	193,732	199,133	—	(5,401)
Expiring 01/09/24	MSI	NZD	280	177,290	177,007	283	—
Expiring 01/09/24	SSB	NZD	1,205	755,443	761,763	—	(6,320)
Expiring 01/09/24	SSB	NZD	400	250,946	252,868	—	(1,922)
Expiring 01/09/24	SSB	NZD	315	193,606	199,133	—	(5,527)
Expiring 01/09/24	SSB	NZD	315	193,634	199,133	—	(5,499)
Expiring 01/09/24	UAG	NZD	200	124,970	126,434	—	(1,464)
Expiring 03/20/24	JPM	NZD	452	276,209	285,675	—	(9,466)
Expiring 03/20/24	JPM	NZD	448	274,230	283,302	—	(9,072)
Expiring 03/20/24	JPM	NZD	259	158,966	164,028	—	(5,062)
Expiring 03/20/24	JPM	NZD	183	113,736	115,518	—	(1,782)
Expiring 03/20/24	JPM	NZD	179	111,000	112,912	—	(1,912)
Norwegian Krone,
Expiring 01/09/24	BARC	NOK	2,180	202,351	214,631	—	(12,280)
Expiring 01/09/24	BARC	NOK	2,100	200,769	206,754	—	(5,985)
Expiring 01/09/24	CITI	NOK	5,810	556,387	572,021	—	(15,634)
Expiring 01/09/24	CITI	NOK	5,320	487,481	523,779	—	(36,298)
Expiring 01/09/24	CITI	NOK	1,660	158,571	163,435	—	(4,864)
Expiring 01/09/24	DB	NOK	7,650	756,052	753,178	2,874	—
Expiring 01/09/24	DB	NOK	5,160	507,231	508,026	—	(795)
Expiring 01/09/24	DB	NOK	4,340	413,079	427,293	—	(14,214)
Expiring 01/09/24	DB	NOK	3,324	311,981	327,263	—	(15,282)
Expiring 01/09/24	DB	NOK	2,150	197,571	211,678	—	(14,107)
Expiring 01/09/24	DB	NOK	2,100	200,755	206,755	—	(6,000)
Expiring 01/09/24	GSI	NOK	4,140	401,958	407,602	—	(5,644)
Expiring 01/09/24	GSI	NOK	2,600	254,522	255,982	—	(1,460)
Expiring 01/09/24	GSI	NOK	2,170	206,939	213,647	—	(6,708)

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Norwegian Krone (cont’d.),
Expiring 01/09/24	GSI	NOK	2,100	$201,638	$206,755	$—	$(5,117)
Expiring 01/09/24	JPM	NOK	7,810	758,874	768,930	—	(10,056)
Expiring 01/09/24	NWM	NOK	2,178	215,138	214,434	704	—
Expiring 01/09/24	UAG	NOK	2,260	215,224	222,508	—	(7,284)
Peruvian Nuevo Sol,
Expiring 01/09/24	GSI	PEN	233	61,707	62,962	—	(1,255)
Expiring 01/09/24	SCS	PEN	315	84,378	85,121	—	(743)
Expiring 01/17/24	BOA	PEN	1,705	448,225	460,576	—	(12,351)
Expiring 01/17/24	CITI	PEN	845	228,440	228,286	154	—
Expiring 02/20/24	JPM	PEN	201	53,131	54,208	—	(1,077)
Philippine Peso,
Expiring 01/09/24	BOA	PHP	1,800	32,503	32,504	—	(1)
Polish Zloty,
Expiring 01/09/24	DB	PLN	770	194,352	195,667	—	(1,315)
Expiring 01/09/24	JPM	PLN	555	137,522	141,033	—	(3,511)
Expiring 01/09/24	MSI	PLN	611	155,035	155,263	—	(228)
Expiring 01/09/24	MSI	PLN	294	74,599	74,709	—	(110)
Expiring 01/09/24	SSB	PLN	805	199,699	204,561	—	(4,862)
Expiring 03/20/24	JPM	PLN	441	112,000	112,022	—	(22)
Expiring 03/20/24	JPM	PLN	438	111,000	111,115	—	(115)
Romanian Leu,
Expiring 01/09/24	BNP	RON	343	75,826	76,111	—	(285)
Expiring 01/09/24	MSI	RON	469	101,741	104,071	—	(2,330)
Expiring 01/09/24	SSB	RON	236	52,166	52,369	—	(203)
Singapore Dollar,
Expiring 01/09/24	BNP	SGD	586	440,590	444,257	—	(3,667)
Expiring 01/09/24	BNP	SGD	44	33,082	33,357	—	(275)
Expiring 01/09/24	CITI	SGD	42	31,884	31,841	43	—
Expiring 01/09/24	TD	SGD	187	139,428	141,768	—	(2,340)
Expiring 01/12/24	JPM	SGD	214	157,992	162,533	—	(4,541)
Expiring 03/20/24	JPM	SGD	297	224,000	226,065	—	(2,065)
South African Rand,
Expiring 01/09/24	BARC	ZAR	1,420	75,481	77,554	—	(2,073)
Expiring 01/09/24	BOA	ZAR	6,100	332,839	333,158	—	(319)
Expiring 01/09/24	GSI	ZAR	10,290	537,511	561,999	—	(24,488)
Expiring 01/09/24	GSI	ZAR	6,290	339,781	343,534	—	(3,753)
Expiring 01/09/24	GSI	ZAR	3,040	161,175	166,033	—	(4,858)
Expiring 01/09/24	GSI	ZAR	3,020	161,258	164,941	—	(3,683)
Expiring 01/09/24	GSI	ZAR	2,960	159,160	161,663	—	(2,503)
Expiring 01/09/24	MSI	ZAR	9,838	529,298	537,313	—	(8,015)
Expiring 03/20/24	JPM	ZAR	2,206	115,292	119,743	—	(4,451)
Expiring 03/20/24	JPM	ZAR	2,152	112,000	116,786	—	(4,786)
Expiring 03/20/24	JPM	ZAR	2,092	108,571	113,530	—	(4,959)
South Korean Won,
Expiring 01/09/24	BOA	KRW	1,537,307	1,190,991	1,186,147	4,844	—
Expiring 01/09/24	BOA	KRW	769,631	596,253	593,828	2,425	—
Expiring 01/09/24	BOA	KRW	259,350	198,007	200,107	—	(2,100)
Expiring 01/09/24	CITI	KRW	654,960	504,786	505,350	—	(564)
Expiring 01/09/24	CITI	KRW	262,400	202,860	202,461	399	—
Expiring 01/09/24	CITI	KRW	260,220	200,292	200,779	—	(487)
Expiring 01/09/24	GSI	KRW	1,445,656	1,097,056	1,115,431	—	(18,375)
Expiring 01/09/24	JPM	KRW	1,311,270	1,018,858	1,011,742	7,116	—
Expiring 01/09/24	JPM	KRW	526,880	405,136	406,527	—	(1,391)
Expiring 01/09/24	JPM	KRW	343,420	266,879	264,974	1,905	—
Expiring 01/09/24	MSI	KRW	496,450	383,478	383,048	430	—

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 01/18/24	BARC	KRW	9,937,408	$7,375,137	$7,676,754	$—	$(301,617)
Expiring 01/18/24	BOA	KRW	7,274,743	5,637,762	5,619,817	17,945	—
Expiring 01/18/24	MSC	KRW	192,090	147,631	148,392	—	(761)
Expiring 03/13/24	JPM	KRW	149,928	114,636	116,276	—	(1,640)
Expiring 03/20/24	JPM	KRW	143,133	109,834	111,050	—	(1,216)
Expiring 03/20/24	JPM	KRW	32,007	24,365	24,832	—	(467)
Swedish Krona,
Expiring 01/09/24	BARC	SEK	2,000	194,029	198,382	—	(4,353)
Expiring 01/09/24	BNP	SEK	5,750	563,406	570,350	—	(6,944)
Expiring 01/09/24	BNP	SEK	2,800	267,547	277,735	—	(10,188)
Expiring 01/09/24	CITI	SEK	5,630	563,928	558,447	5,481	—
Expiring 01/09/24	DB	SEK	20,808	2,016,517	2,063,971	—	(47,454)
Expiring 01/09/24	DB	SEK	5,030	506,534	498,932	7,602	—
Expiring 01/09/24	DB	SEK	4,090	402,639	405,692	—	(3,053)
Expiring 01/09/24	DB	SEK	1,461	141,587	144,919	—	(3,332)
Expiring 01/09/24	GSI	SEK	4,150	404,771	411,644	—	(6,873)
Expiring 01/09/24	GSI	SEK	2,810	268,581	278,728	—	(10,147)
Expiring 01/09/24	GSI	SEK	2,050	201,829	203,342	—	(1,513)
Expiring 01/09/24	HSBC	SEK	2,313	220,548	229,430	—	(8,882)
Expiring 01/09/24	JPM	SEK	5,120	503,676	507,859	—	(4,183)
Expiring 01/09/24	JPM	SEK	3,790	378,473	375,935	2,538	—
Expiring 01/09/24	JPM	SEK	1,990	195,723	197,391	—	(1,668)
Expiring 01/09/24	JPM	SEK	1,870	179,564	185,488	—	(5,924)
Expiring 01/09/24	JPM	SEK	1,870	179,767	185,488	—	(5,721)
Expiring 01/09/24	MSI	SEK	17,310	1,651,089	1,717,001	—	(65,912)
Expiring 01/09/24	MSI	SEK	5,110	505,119	506,868	—	(1,749)
Expiring 01/09/24	MSI	SEK	3,050	292,298	302,533	—	(10,235)
Expiring 01/09/24	UAG	SEK	5,030	506,427	498,932	7,495	—
Expiring 01/09/24	UAG	SEK	4,150	404,592	411,643	—	(7,051)
Expiring 01/09/24	UAG	SEK	4,100	399,225	406,684	—	(7,459)
Expiring 02/16/24	BNYM	SEK	5,046	483,956	501,284	—	(17,328)
Expiring 02/16/24	BNYM	SEK	4,149	397,107	412,160	—	(15,053)
Expiring 02/16/24	BNYM	SEK	388	37,244	38,558	—	(1,314)
Expiring 03/20/24	JPM	SEK	14,524	1,389,013	1,444,632	—	(55,619)
Expiring 03/20/24	JPM	SEK	14,162	1,354,730	1,408,643	—	(53,913)
Swiss Franc,
Expiring 01/09/24	BARC	CHF	520	597,768	618,995	—	(21,227)
Expiring 01/09/24	BARC	CHF	430	515,005	511,861	3,144	—
Expiring 01/09/24	BARC	CHF	345	399,947	410,680	—	(10,733)
Expiring 01/09/24	BARC	CHF	325	388,552	386,872	1,680	—
Expiring 01/09/24	BNP	CHF	1,194	1,373,591	1,421,309	—	(47,718)
Expiring 01/09/24	BNP	CHF	480	552,197	571,380	—	(19,183)
Expiring 01/09/24	BNP	CHF	435	516,775	517,813	—	(1,038)
Expiring 01/09/24	BNP	CHF	350	405,500	416,631	—	(11,131)
Expiring 01/09/24	BNP	CHF	323	387,524	384,491	3,033	—
Expiring 01/09/24	BNP	CHF	255	290,450	303,546	—	(13,096)
Expiring 01/09/24	BNP	CHF	235	269,621	279,739	—	(10,118)
Expiring 01/09/24	BNP	CHF	235	270,548	279,738	—	(9,190)
Expiring 01/09/24	BNP	CHF	160	183,456	190,460	—	(7,004)
Expiring 01/09/24	CITI	CHF	480	554,621	571,380	—	(16,759)
Expiring 01/09/24	CITI	CHF	475	564,629	565,428	—	(799)
Expiring 01/09/24	CITI	CHF	470	559,787	559,476	311	—
Expiring 01/09/24	CITI	CHF	425	507,323	505,909	1,414	—
Expiring 01/09/24	CITI	CHF	215	251,437	255,931	—	(4,494)
Expiring 01/09/24	DB	CHF	170	194,731	202,364	—	(7,633)

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

		Notional		Value at
Sale Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swiss Franc (cont’d.),
Expiring 01/09/24	GSI	CHF	870	$1,014,826	$1,035,627	$—	$(20,801)
Expiring 01/09/24	GSI	CHF	660	760,302	785,648	—	(25,346)
Expiring 01/09/24	JPM	CHF	655	749,833	779,696	—	(29,863)
Expiring 01/09/24	JPM	CHF	475	543,422	565,428	—	(22,006)
Expiring 01/09/24	JPM	CHF	470	558,828	559,476	—	(648)
Expiring 01/09/24	JPM	CHF	325	374,471	386,872	—	(12,401)
Expiring 01/09/24	NOM	CHF	469	535,793	558,286	—	(22,493)
Expiring 01/09/24	SCS	CHF	1,190	1,357,618	1,416,547	—	(58,929)
Expiring 01/09/24	UAG	CHF	485	560,738	577,332	—	(16,594)
Expiring 01/09/24	UAG	CHF	435	517,483	517,814	—	(331)
Expiring 01/09/24	UAG	CHF	430	489,048	511,861	—	(22,813)
Expiring 01/09/24	UAG	CHF	430	513,684	511,862	1,822	—
Expiring 01/09/24	UAG	CHF	415	481,946	494,006	—	(12,060)
Expiring 01/09/24	UAG	CHF	350	403,162	416,632	—	(13,470)
Expiring 02/23/24	JPM	CHF	803	925,793	960,533	—	(34,740)
Expiring 03/20/24	JPM	CHF	847	982,103	1,015,776	—	(33,673)
Expiring 03/20/24	JPM	CHF	444	516,852	532,664	—	(15,812)
Expiring 03/20/24	JPM	CHF	359	417,911	430,943	—	(13,032)
Thai Baht,
Expiring 01/09/24	BARC	THB	21,540	619,589	631,668	—	(12,079)
Expiring 01/09/24	BARC	THB	4,410	123,339	129,324	—	(5,985)
Expiring 01/09/24	BARC	THB	2,420	68,284	70,967	—	(2,683)
Expiring 01/09/24	BARC	THB	2,090	59,291	61,290	—	(1,999)
Expiring 01/09/24	BARC	THB	1,770	50,682	51,906	—	(1,224)
Expiring 01/09/24	BARC	THB	951	27,355	27,888	—	(533)
Expiring 01/09/24	BARC	THB	880	25,343	25,806	—	(463)
Expiring 01/09/24	UAG	THB	7,126	203,765	208,972	—	(5,207)
Expiring 01/09/24	UAG	THB	1,230	34,958	36,070	—	(1,112)
Expiring 03/20/24	JPM	THB	9,361	264,407	276,197	—	(11,790)

				$434,169,472	$443,418,323	126,596	(9,375,447)

						$2,960,806	$(9,476,178)

Cross currency exchange contracts outstanding at December 31, 2023:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
03/20/24	Buy	EUR	103	PLN	446	$832	$—	JPM
03/20/24	Buy	EUR	176	SEK	1,985	—	(2,475)	JPM
03/20/24	Buy	EUR	204	CHF	192	—	(3,765)	JPM
03/20/24	Buy	EUR	208	NOK	2,470	—	(13,189)	JPM
03/20/24	Buy	EUR	363	AUD	595	—	(4,495)	JPM
03/20/24	Buy	EUR	411	GBP	353	4,319	—	JPM
03/20/24	Buy	EUR	580	NOK	6,891	—	(37,065)	JPM
03/20/24	Buy	EUR	944	GBP	820	601	—	JPM
03/20/24	Buy	EUR	1,306	GBP	1,126	11,161	—	JPM
03/20/24	Buy	GBP	556	EUR	646	—	(7,246)	JPM
03/20/24	Buy	NZD	171	AUD	159	—	(335)	JPM
03/21/24	Buy	AUD	168	JPY	15,760	1,545	—	JPM

						$18,458	$(68,570)

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Credit default swap agreements outstanding at December 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
BASF SE	06/20/28	1.000%(Q)	EUR150	$(2,335)	$(3,843)	$(1,508)
Continental AG	12/20/28	1.000%(Q)	EUR416	202	(1,990)	(2,192)
Next Group PLC	06/20/28	1.000%(Q)	EUR125	555	(2,313)	(2,868)

				$(1,578)	$(8,146)	$(6,568)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Cellnex Telecom S.A.	12/20/28	5.000%(Q)	EUR 250	1.215%	$34,874	$48,498	$13,624
Unibail-Rodamco-Westfield SE	06/20/24	1.000%(Q)	EUR 125	0.335%	218	483	265

					$35,092	$48,981	$13,889

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
iTraxx Australia Series 40.V1	12/20/28	1.000%(Q)	1,220	$(9,299)	$(17,459)	$(8,160)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.IG.34.V1	06/20/25	1.000%(Q)	1,825	0.220%	$8,365	$21,014	$12,649
CDX.NA.IG.41.V1	12/20/28	1.000%(Q)	1,220	0.567%	15,758	24,071	8,313

					$24,123	$45,085	$20,962

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices - Sell Protection(2):
CMBX.BBB	05/11/63	3.000%(M)	83	*	$(10,778)	$(5,949)	$(4,829)	DB
CMBX.NA.16.AAA	04/17/65	0.500%(M)	2,400	*	(41,980)	(44,861)	2,881	BOA

					$(52,758)	$(50,810)	$(1,948)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreements outstanding at December 31, 2023:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreements:
EUR	3,697	12/15/28	2.060%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	$4,266	$12,908	$8,642
EUR	3,697	12/15/33	2.170%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(2,719)	(14,742)	(12,023)
	2,271	12/15/28	2.300%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	566	(925)	(1,491)
	2,271	12/15/33	2.430%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(517)	(3,677)	(3,160)

					$1,596	$(6,436)	$(8,032)

Inflation swap agreements outstanding at December 31, 2023:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Inflation Swap Agreements:
EUR	1,204	02/15/28	2.403%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	$18,551	$—	$18,551	MSI
EUR	1,204	02/15/28	2.405%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	18,684	—	18,684	MSI
EUR	1,195	02/15/28	2.478%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	23,385	—	23,385	JPM
EUR	1,204	02/15/33	2.380%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(25,842)	—	(25,842)	MSI
EUR	1,204	02/15/33	2.395%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(27,847)	—	(27,847)	MSI
EUR	1,195	02/15/33	2.448%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(34,690)	—	(34,690)	JPM
	520	09/15/28	2.595%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	5,312	—	5,312	JPM
	265	09/15/28	2.605%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	2,832	—	2,832	CITI
	675	09/15/28	2.605%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	7,213	—	7,213	JPM
	635	09/15/28	2.615%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	7,084	—	7,084	CITI
	520	09/15/33	2.630%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(8,545)	—	(8,545)	JPM

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Inflation swap agreements outstanding at December 31, 2023 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Inflation Swap Agreements (cont’d):
675	09/15/33	2.631%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$(11,169)	$—	$(11,169)	JPM
265	09/15/33	2.635%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(4,474)	—	(4,474)	CITI
635	09/15/33	2.650%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(11,583)	—	(11,583)	CITI

				$(41,089)	$—	$(41,089)

Interest rate swap agreements outstanding at December 31, 2023:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
AUD	32,420	03/20/26	3.750%(Q)	3 Month BBSW(1)(Q)/ 4.358%	$130,573	$15,901	$(114,672)
AUD	2,833	12/20/26	4.380%(Q)	3 Month BBSW(2)(Q)/ 4.358%	11,993	32,192	20,199
AUD	1,571	09/17/28	3.875%(Q)	3 Month BBSW(2)(Q)/ 4.358%	(1,169)	7,002	8,171
AUD	4,300	03/20/29	4.000%(S)	6 Month BBSW(1)(S)/ 4.445%	44,105	(11,376)	(55,481)
AUD	1,005	03/20/29	4.250%(S)	6 Month BBSW(2)(S)/ 4.445%	(1,220)	10,351	11,571
AUD	1,220	09/20/33	4.594%(S)	6 Month BBSW(2)(S)/ 4.445%	(2,391)	4,473	6,864
AUD	3,030	03/20/34	4.250%(S)	6 Month BBSW(2)(S)/ 4.445%	(65,844)	11,416	77,260
AUD	511	03/20/34	4.469%(S)	6 Month BBSW(2)(S)/ 4.445%	(2,105)	8,175	10,280
BRL	12,433	01/02/24	7.370%(T)	1 Day BROIS(1)(T)/ 0.044%	—	226,629	226,629
BRL	2,897	01/02/24	9.200%(T)	1 Day BROIS(2)(T)/ 0.044%	936	(34,947)	(35,883)
BRL	2,740	01/02/24	12.300%(T)	1 Day BROIS(2)(T)/ 0.044%	(128)	(1,750)	(1,622)
BRL	2,520	01/02/24	13.950%(T)	1 Day BROIS(2)(T)/ 0.044%	11	3,471	3,460
BRL	4,270	01/02/25	11.488%(T)	1 Day BROIS(2)(T)/ 0.044%	84,288	(5,044)	(89,332)
BRL	3,160	01/02/25	12.060%(T)	1 Day BROIS(2)(T)/ 0.044%	69,266	716	(68,550)
BRL	1,750	01/02/25	12.064%(T)	1 Day BROIS(2)(T)/ 0.044%	38,208	3,680	(34,528)
BRL	319	01/02/25	12.713%(T)	1 Day BROIS(1)(T)/ 0.044%	—	(1,208)	(1,208)
BRL	2,050	01/02/25	13.300%(T)	1 Day BROIS(1)(T)/ 0.044%	(58,810)	(11,421)	47,389
BRL	7,040	01/02/26	10.850%(T)	1 Day BROIS(2)(T)/ 0.044%	6,907	14,964	8,057
BRL	12,752	01/04/27	8.495%(T)	1 Day BROIS(2)(T)/ 0.044%	—	(188,983)	(188,983)
BRL	1,640	01/04/27	10.286%(T)	1 Day BROIS(1)(T)/ 0.044%	—	(2,938)	(2,938)
BRL	13,005	01/04/27	11.230%(T)	1 Day BROIS(1)(T)/ 0.044%	16,276	(42,956)	(59,232)
BRL	185	01/04/27	13.030%(T)	1 Day BROIS(1)(T)/ 0.044%	—	(2,569)	(2,569)
BRL	1,360	01/02/29	11.500%(T)	1 Day BROIS(1)(T)/ 0.044%	(1,586)	(12,404)	(10,818)
CAD	19,810	03/20/26	3.750%(S)	1 Day CORRA(2)(S)/ 5.060%	(41,149)	43,461	84,610
CAD	1,403	09/17/28	2.938%(S)	1 Day CORRA(1)(S)/ 5.060%	(313)	(9,115)	(8,802)
CAD	1,833	03/20/29	3.875%(S)	1 Day CORRA(1)(S)/ 5.060%	(15,876)	(54,457)	(38,581)
CAD	1,027	09/20/33	3.313%(S)	1 Day CORRA(2)(S)/ 5.060%	259	10,328	10,069
CAD	610	03/20/34	3.250%(S)	1 Day CORRA(1)(S)/ 5.060%	5,633	(8,926)	(14,559)
CAD	432	03/20/34	3.781%(S)	1 Day CORRA(1)(S)/ 5.060%	(6,240)	(20,985)	(14,745)
CHF	40,990	03/20/26	1.250%(A)	3 Month SARON(1)(A)/ 1.678%	(174,208)	(184,624)	(10,416)
CHF	1,920	03/20/29	1.250%(A)	3 Month SARON(1)(A)/ 1.678%	(17,859)	(24,480)	(6,621)
CHF	195	12/20/33	1.220%(A)	1 Day SARON(1)(A)/ 1.695%	(529)	(1,282)	(753)
CHF	2,410	03/20/34	1.500%(A)	3 Month SARON(2)(A)/ 1.678%	82,365	94,911	12,546
CNH	40,890	03/20/26	2.000%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	(14,059)	(1,467)	12,592
CNH	33,527	05/14/26	2.735%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	78,913	78,913
CNH	5,810	09/01/27	2.333%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	4,876	4,876
CNH	5,790	05/04/28	2.745%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	18,398	18,398
CNH	11,620	08/08/28	2.420%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	12,960	12,960

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST T. GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CNH	921	09/20/28	2.437%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	$—	$1,052	$1,052
CNH	2,590	09/20/28	2.513%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	4,192	4,192
CNH	9,242	09/28/28	2.420%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	9,406	9,406
CNH	12,030	10/30/28	2.451%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	15,890	15,890
CNH	3,430	12/20/28	2.432%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	3,608	3,608
CNH	75,666	12/20/28	2.461%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	94,013	94,013
CNH	2,305	03/20/29	2.313%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	369	441	72
CNH	9,308	03/20/29	2.361%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	4,674	4,674
CNH	71,752	03/20/29	2.387%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	6,292	48,327	42,035
CNH	136,430	03/20/29	2.500%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	74,769	192,365	117,596
EUR	560	09/23/24	1.750%(A)	3 Month EURIBOR(1)(Q)/ 3.909%	(1,703)	6,064	7,767
EUR	20,670	03/18/25	3.720%(T)	3 Month EURIBOR(2)(Q)/ 3.909%	72,045	160,404	88,359
EUR	66,220	03/20/26	3.000%(A)	1 Day EuroSTR(1)(A)/ 3.882%	(602,795)	(961,624)	(358,829)
EUR	2,560	03/20/26	3.250%(A)	6 Month EURIBOR(1)(S)/3.861%	(18,995)	(36,999)	(18,004)
EUR	3,620	03/20/27	3.000%(A)	6 Month EURIBOR(2)(S)/ 3.861%	32,468	68,077	35,609
EUR	19,130	10/20/27	3.000%(A)	6 Month EURIBOR(2)(S)/ 3.861%	101,211	360,251	259,040
EUR	200	03/20/28	3.000%(A)	6 Month EURIBOR(1)(S)/ 3.861%	(2,922)	(5,350)	(2,428)
EUR	7,710	04/22/28	2.673%(A)	1 Day EuroSTR(2)(A)/ 3.882%	28,978	197,193	168,215
EUR	7,710	04/22/28	2.852%(A)	3 Month EURIBOR(1)(Q)/ 3.909%	(25,038)	(193,377)	(168,339)
EUR	11,260	10/19/28	2.500%(A)	1 Day EuroSTR(2)(A)/ 3.882%	153,153	213,454	60,301
EUR	2,150	03/20/29	2.750%(A)	1 Day EuroSTR(1)(A)/ 3.882%	(43,625)	(72,643)	(29,018)
EUR	650	03/20/29	3.000%(A)	6 Month EURIBOR(1)(S)/ 3.861%	(17,036)	(21,674)	(4,638)
EUR	588	03/20/29	3.094%(A)	6 Month EURIBOR(2)(S)/ 3.861%	6,084	22,432	16,348
EUR	1,025	06/17/29	2.438%(A)	6 Month EURIBOR(2)(S)/ 3.861%	315	6,395	6,080
EUR	250	03/20/31	3.000%(A)	6 Month EURIBOR(2)(S)/ 3.861%	8,837	10,870	2,033
EUR	1,260	08/15/32	2.940%(A)	6 Month EURIBOR(1)(S)/ 3.861%	(3,357)	(46,582)	(43,225)
EUR	90	03/20/33	3.000%(A)	6 Month EURIBOR(2)(S)/ 3.861%	3,744	4,539	795
EUR	14,280	11/10/33	3.000%(A)	6 Month EURIBOR(2)(S)/ 3.861%	250,044	296,729	46,685
EUR	225	12/20/33	2.630%(A)	1 Day EuroSTR(2)(A)/ 3.882%	2,029	7,472	5,443
EUR	662	12/20/33	2.844%(A)	6 Month EURIBOR(2)(S)/ 3.861%	891	8,695	7,804
EUR	2,130	03/20/34	2.750%(A)	1 Day EuroSTR(2)(A)/ 3.882%	54,394	103,453	49,059
EUR	3,060	03/20/34	3.000%(A)	6 Month EURIBOR(2)(S)/ 3.861%	150,081	161,102	11,021
EUR	283	03/20/34	3.125%(A)	6 Month EURIBOR(2)(S)/ 3.861%	5,630	18,336	12,706
EUR	60	03/20/36	3.000%(A)	6 Month EURIBOR(2)(S)/ 3.861%	2,768	3,397	629
EUR	12,830	08/10/37	2.152%(A)	6 Month EURIBOR(2)(S)/ 3.861%	(366,667)	(312,580)	54,087
EUR	310	03/20/39	3.000%(A)	6 Month EURIBOR(1)(S)/ 3.861%	(15,939)	(19,905)	(3,966)
EUR	32,840	08/11/42	1.452%(A)	6 Month EURIBOR(1)(S)/ 3.861%	1,199,058	1,224,175	25,117
EUR	290	03/20/44	2.750%(A)	6 Month EURIBOR(2)(S)/ 3.861%	9,215	13,378	4,163
EUR	19,230	08/12/47	1.051%(A)	6 Month EURIBOR(2)(S)/ 3.861%	(567,700)	(591,739)	(24,039)
EUR	275	08/15/48	2.660%(A)	6 Month EURIBOR(1)(S)/ 3.861%	2,105	(11,906)	(14,011)
EUR	5,330	05/17/53	2.000%(A)	6 Month EURIBOR(1)(S)/ 3.861%	127,142	23,551	(103,591)
EUR	6,400	11/10/53	2.500%(A)	6 Month EURIBOR(1)(S)/ 3.861%	(264,032)	(302,539)	(38,507)
EUR	1,650	03/20/54	2.500%(A)	6 Month EURIBOR(1)(S)/ 3.861%	(48,514)	(73,725)	(25,211)
GBP	1,550	03/20/25	5.500%(T)	1 Day SONIA(2)(T)/ 5.187%	12,745	21,403	8,658
GBP	34,400	03/20/26	5.250%(A)	1 Day SONIA(2)(A)/ 5.187%	832,428	1,207,476	375,048
GBP	1,500	03/20/27	5.000%(A)	1 Day SONIA(2)(A)/ 5.187%	43,820	78,952	35,132
GBP	2,810	03/20/29	4.750%(A)	1 Day SONIA(2)(A)/ 5.187%	136,066	237,607	101,541
GBP	865	06/17/29	3.500%(A)	1 Day SONIA(1)(A)/ 5.187%	45	(17,274)	(17,319)
GBP	1,133	06/19/29	3.813%(A)	1 Day SONIA(1)(A)/ 5.187%	(612)	(42,549)	(41,937)

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
GBP	830	06/17/30	0.308%(A)	1 Day SONIA(2)(A)/ 5.187%	$(20,757)	$(207,766)	$(187,009)
GBP	800	01/27/31	1.000%(A)	1 Day SONIA(2)(A)/ 5.187%	8,446	(83,971)	(92,417)
GBP	310	03/20/33	4.250%(A)	1 Day SONIA(1)(A)/ 5.187%	(15,420)	(30,966)	(15,546)
GBP	310	03/20/34	4.250%(A)	1 Day SONIA(2)(A)/ 5.187%	16,653	33,088	16,435
GBP	271	06/19/34	3.719%(A)	1 Day SONIA(1)(A)/ 5.187%	(121)	(14,909)	(14,788)
GBP	210	03/20/36	4.250%(A)	1 Day SONIA(1)(A)/ 5.187%	(12,399)	(24,762)	(12,363)
GBP	210	03/20/39	4.250%(A)	1 Day SONIA(1)(A)/ 5.187%	(14,058)	(27,944)	(13,886)
HKD	12,967	06/21/24	5.030%(Q)	3 Month HIBOR(1)(Q)/ 5.152%	(1,744)	(1,445)	299
HUF	177,524	06/02/28	8.820%(A)	6 Month BUBOR(1)(S)/ 9.590%	—	(80,659)	(80,659)
HUF	166,906	06/05/28	8.698%(A)	6 Month BUBOR(1)(S)/ 9.590%	—	(73,174)	(73,174)
JPY	1,444,290	08/03/26	0.500%(A)	1 Day TONAR(2)(A)/ (0.039)%	32,792	34,301	1,509
JPY	132,310	06/18/28	0.469%(A)	1 Day TONAR(2)(A)/ (0.039)%	(1,662)	(2,773)	(1,111)
JPY	3,007,550	08/03/28	0.500%(A)	1 Day TONAR(1)(A)/ (0.039)%	54,901	67,716	12,815
JPY	7,943,000	03/21/29	0.500%(A)	1 Day TONAR(1)(A)/ (0.039)%	479,983	29,810	(450,173)
JPY	619,450	08/02/33	1.250%(A)	1 Day TONAR(2)(A)/ (0.039)%	18,925	7,959	(10,966)
JPY	798,310	08/03/33	1.250%(A)	1 Day TONAR(1)(A)/ (0.039)%	(19,581)	(10,157)	9,424
JPY	113,290	08/18/33	0.838%(A)	1 Day TONAR(2)(A)/ (0.039)%	—	2,911	2,911
JPY	532,000	03/21/34	1.000%(A)	1 Day TONAR(1)(A)/ (0.039)%	27,229	(39,555)	(66,784)
JPY	40,661	06/19/34	1.094%(A)	1 Day TONAR(2)(A)/ (0.039)%	1,296	4,612	3,316
JPY	867,000	08/03/38	1.500%(A)	1 Day TONAR(2)(A)/ (0.039)%	(28,946)	(44,818)	(15,872)
KRW	1,120,220	03/20/26	3.750%(Q)	3 Month KWCDC(2)(Q)/ 3.830%	7,357	10,360	3,003
KRW	2,579,750	03/20/29	3.750%(Q)	3 Month KWCDC(2)(Q)/ 3.830%	26,576	74,706	48,130
KRW	3,085,170	03/20/34	3.750%(Q)	3 Month KWCDC(2)(Q)/ 3.830%	82,177	164,805	82,628
MXN	1,090	03/18/26	9.500%(M)	28 Day Mexican Interbank Rate(2)(M)/ 11.503%	217	217	—
MXN	3,745	09/13/28	8.220%(M)	28 Day Mexican Interbank Rate(2)(M)/ 11.503%	—	(3,540)	(3,540)
MXN	4,225	12/13/28	8.895%(M)	28 Day Mexican Interbank Rate(2)(M)/ 11.503%	—	3,148	3,148
MXN	1,296	12/13/28	8.900%(M)	28 Day Mexican Interbank Rate(2)(M)/ 11.503%	—	981	981
MXN	1,601	12/07/33	8.858%(M)	28 Day Mexican Interbank Rate(2)(M)/ 11.503%	—	2,505	2,505
MXN	850	12/07/33	9.730%(M)	28 Day Mexican Interbank Rate(2)(M)/ 11.503%	—	4,292	4,292
MXN	1,667	03/08/34	8.325%(M)	28 Day Mexican Interbank Rate(2)(M)/ 11.503%	—	(173)	(173)
MXN	540	03/08/34	9.000%(M)	28 Day Mexican Interbank Rate(2)(M)/ 11.503%	1,261	1,369	108
NOK	213,870	03/20/26	4.250%(A)	6 Month NIBOR(2)(S)/ 4.840%	161,830	188,138	26,308
NOK	10,892	03/19/29	3.938%(A)	6 Month NIBOR(1)(S)/ 4.840%	(9,712)	(24,824)	(15,112)
NOK	45,620	03/20/29	3.750%(A)	6 Month NIBOR(2)(S)/ 4.840%	71,417	79,652	8,235
NOK	14,504	03/20/29	4.250%(A)	6 Month NIBOR(1)(S)/ 4.840%	(21,175)	(57,502)	(36,327)
NOK	13,140	03/20/34	3.750%(A)	6 Month NIBOR(1)(S)/ 4.840%	(32,826)	(49,862)	(17,036)
NOK	3,393	03/20/34	4.031%(A)	6 Month NIBOR(1)(S)/ 4.840%	(7,283)	(20,792)	(13,509)
NZD	3,115	12/20/26	5.060%(S)	3 Month BBR(1)(Q)/ 5.635%	(7,815)	(38,493)	(30,678)
NZD	1,119	06/19/29	4.563%(S)	3 Month BBR(2)(Q)/ 5.635%	(867)	20,057	20,924
NZD	1,369	12/20/33	4.625%(S)	3 Month BBR(2)(Q)/ 5.635%	(2,620)	13,337	15,957
NZD	3,300	03/20/34	4.750%(S)	3 Month BBR(2)(Q)/ 5.635%	3,163	108,514	105,351
NZD	569	06/19/34	4.656%(S)	3 Month BBR(2)(Q)/ 5.635%	(890)	16,844	17,734
PLN	1,270	03/20/34	5.000%(A)	6 Month WIBOR(2)(S)/ 5.820%	13,787	13,897	110
SEK	418,040	03/20/26	3.500%(A)	3 Month STIBOR(2)(Q)/ 4.052%	408,181	654,084	245,903
SEK	10,141	12/17/28	3.219%(A)	3 Month STIBOR(1)(Q)/ 4.052%	(10,523)	(33,243)	(22,720)
SEK	7,364	06/19/29	2.469%(A)	3 Month STIBOR(2)(Q)/ 4.052%	123	9,068	8,945
SEK	53,950	03/20/34	3.000%(A)	3 Month STIBOR(1)(Q)/ 4.052%	(191,216)	(320,397)	(129,181)
THB	6,980	03/20/29	2.750%(Q)	1 Day THOR(2)(Q)/ 2.495%	1,393	4,426	3,033
	1,711	06/21/24	5.440%(T)	1 Day SOFR(2)(T)/ 5.380%	2,153	2,428	275
	14,550	03/20/26	4.000%(A)	1 Day SOFR(2)(A)/ 5.380%	14,513	50,219	35,706
	8,720	11/28/27	3.731%(A)	1 Day SOFR(2)(A)/ 5.380%	35,862	98,322	62,460

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
	1,025	03/18/29	4.281%(A)	1 Day SOFR(2)(A)/ 5.380%	$9,893	$30,183	$20,290
	13,080	03/20/29	4.250%(A)	1 Day SOFR(2)(A)/ 5.380%	412,448	480,851	68,403
	1,407	06/20/29	3.625%(A)	1 Day SOFR(1)(A)/ 5.380%	1,759	(18,051)	(19,810)
	8,890	07/28/32	2.680%(A)	1 Day SOFR(1)(A)/ 5.380%	224,287	233,334	9,047
	15,500	10/05/33	4.306%(A)	1 Day SOFR(2)(A)/ 5.380%	171,631	543,134	371,503
	130	12/20/33	3.500%(A)	1 Day SOFR(2)(A)/ 5.380%	668	111	(557)
	330	03/20/34	3.875%(A)	1 Day SOFR(1)(A)/ 5.380%	(1,660)	(12,201)	(10,541)
	5,620	03/20/34	4.250%(A)	1 Day SOFR(2)(A)/ 5.380%	360,324	383,337	23,013
	23,570	07/28/37	2.910%(A)	1 Day SOFR(2)(A)/ 5.380%	(542,215)	(520,321)	21,894
	30,260	05/10/38	3.391%(A)	1 Day SOFR(2)(A)/ 5.380%	(362,949)	(188,867)	174,082
	22,980	07/28/47	2.080%(A)	1 Day SOFR(1)(A)/ 5.380%	504,636	526,208	21,572
	25,750	05/11/53	2.564%(A)	1 Day SOFR(1)(A)/ 5.380%	356,227	279,056	(77,171)
	8,270	11/15/53	3.614%(A)	1 Day SOFR(1)(A)/ 5.380%	(116,532)	(351,045)	(234,513)
	2,740	11/29/53	3.513%(A)	1 Day SOFR(1)(A)/ 5.380%	(46,436)	(97,023)	(50,587)
ZAR	10,830	03/20/26	8.000%(Q)	3 Month JIBAR(2)(Q)/ 8.400%	3,608	3,370	(238)
ZAR	13,420	03/20/29	8.500%(Q)	3 Month JIBAR(1)(Q)/ 8.400%	(12,971)	(12,115)	856
ZAR	2,100	03/20/34	9.500%(Q)	3 Month JIBAR(2)(Q)/ 8.400%	1,352	2,355	1,003

					$3,459,815	$3,893,149	$433,334

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreement:
MYR	920	12/21/31	3.271%(Q)	3 Month KLIBOR(2)(Q)/ 3.770%	$(7,067)	$(7)	$(7,060)	BOA

(1) The Portfolio pays the fixed rate and receives the floating rate.

(2) The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$(50,817)	$85,942	$(136,039)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
BOA	$4,028,153	$—
GS	—	1,231,106
MS	1,677,716	996,084

Total	$5,705,869	$2,227,190

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Cayman Islands	$—	$18,451,578	$—
United Kingdom	—	2,250,889	—
United States	—	9,575,644	—
Commercial Mortgage-Backed Securities
United States	—	8,477,353	—
Corporate Bonds
Australia	—	3,728,401	—
Belgium	—	1,786,581	—
Bermuda	—	298,263	—
Brazil	—	933,045	—
Canada	—	14,997,923	—
Cayman Islands	—	1,309	—
Chile	—	1,181,257	—
China	—	741,942	—
Colombia	—	454,047	—
Denmark	—	1,896,387	—
France	—	19,621,051	—
Germany	—	6,793,230	—
India	—	349,812	—
Indonesia	—	198,187	—
Ireland	—	2,723,551	—
Israel	—	259,747	—
Italy	—	2,733,734	—
Japan	—	1,390,466	—
Luxembourg	—	854,468	—
Malaysia	—	187,024	—
Mexico	—	763,891	—
Netherlands	—	6,094,528	—
Norway	—	766,324	—
Panama	—	225,586	—
Peru	—	12,100	228,422
Poland	—	202,530	—
Portugal	—	1,097,654	—
Qatar	—	191,900	—
Saudi Arabia	—	208,687	—
South Africa	—	156,355	—
South Korea	—	415,428	—
Spain	—	4,040,105	—
Supranational Bank	—	6,027,787	—
Sweden	—	1,800,623	—
Switzerland	—	3,180,466	—
United Arab Emirates	—	561,717	—
United Kingdom	—	13,541,373	—
United States	—	93,471,813	—
Venezuela	—	557,463	—
Municipal Bonds
California	—	446,620	—
Florida	—	90,318	—
Hawaii	—	96,911	—
New Jersey	—	176,878	—
New York	—	272,915	—
Pennsylvania	—	37,140	—
Residential Mortgage-Backed Securities
United States	—	6,820,549	—
Sovereign Bonds
Australia	—	8,729,114	—
Austria	—	6,658,630	—

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Sovereign Bonds (continued)
Belgium	$—	$4,031,378	$—
Bulgaria	—	133,203	—
Canada	—	14,378,004	—
Chile	—	148,296	—
China	—	7,533,989	—
Colombia	—	739,436	—
Croatia	—	149,903	—
Czech Republic	—	422,047	—
Denmark	—	222,527	—
Ecuador	—	1,144	—
Finland	—	5,236,350	—
France	—	11,716,082	—
Germany	—	6,971,126	—
Hungary	—	1,596,058	—
Indonesia	—	2,083,464	—
Ireland	—	540,073	—
Israel	—	169,269	—
Italy	—	9,108,281	—
Japan	—	43,344,586	—
Malaysia	—	872,524	—
Mexico	—	3,492,317	—
Netherlands	—	2,255,864	—
New Zealand	—	2,216,690	—
Norway	—	212,935	—
Panama	—	426,663	—
Peru	—	196,703	—
Poland	—	606,036	—
Portugal	—	766,968	—
Romania	—	1,207,107	—
Saudi Arabia	—	767,422	—
Singapore	—	793,297	—
Slovenia	—	255,749	—
South Africa	—	218,146	—
South Korea	—	14,829,600	—
Spain	—	10,214,483	—
Supranational Bank	—	2,766,194	—
Sweden	—	1,363,062	—
Switzerland	—	2,039,103	—
Thailand	—	739,450	—
United Kingdom	—	13,508,718	—
U.S. Government Agency Obligations	—	75,671,152	—
U.S. Treasury Obligations	—	92,302,504	—
Unaffiliated Exchange-Traded Funds	19,403,264	—	—
Short-Term Investments
Affiliated Mutual Funds	12,286,899	—	—
Commercial Paper	—	8,101,622	—
Foreign Treasury Obligations
Japan	—	27,318,398	—
U.S. Treasury Obligations	—	27,009,937	—
Unaffiliated Funds	7,414,002	—	—
Options Purchased	—	13,094	—

Total#	$39,104,165	$655,222,248	$228,422

Liabilities
Options Written	$—	$(595,064)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
Futures Contracts	$1,448,325	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	2,960,806	—
OTC Cross Currency Exchange Contracts	—	18,458	—
Centrally Cleared Credit Default Swap Agreements	—	34,851	—
Centrally Cleared Inflation Swap Agreement	—	8,642	—
OTC Inflation Swap Agreements	—	83,061	—
Centrally Cleared Interest Rate Swap Agreements.	—	3,783,130	—

Total	$1,448,325	$6,888,948	$—

Liabilities
Forward Commitment Contracts	$—	$(4,298,243)	$—
Futures Contracts	(776,908)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(9,476,178)	—
OTC Cross Currency Exchange Contracts	—	(68,570)	—
Centrally Cleared Credit Default Swap Agreements	—	(14,728)	—
OTC Credit Default Swap Agreements	—	(52,758)	—
Centrally Cleared Inflation Swap Agreements	—	(16,674)	—
OTC Inflation Swap Agreements	—	(124,150)	—
Centrally Cleared Interest Rate Swap Agreements.	—	(3,349,796)	—
OTC Interest Rate Swap Agreement	—	(7,067)	—

Total	$(776,908)	$(17,408,164)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

#

As of December 31, 2023, a private investment company with a fair value of $273,352 (0.04% of net assets) has not been categorized in the fair value hierarchy as this private investment company was measured using the net asset value per share as a practical expedient for the AST Global Bond Portfolio.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Sovereign Bonds	28.0%
U.S. Treasury Obligations	18.2
U.S. Government Agency Obligations	11.6
Banks	9.3
Foreign Treasury Obligations	4.2
Collateralized Loan Obligations	3.2
Unaffiliated Exchange-Traded Funds	3.0
Diversified Financial Services	2.5
Affiliated Mutual Funds (1.0% represents investments purchased with collateral from securities on loan)	1.9
Oil & Gas	1.4
Pipelines	1.3
Commercial Mortgage-Backed Securities	1.3
Commercial Paper	1.3
Telecommunications	1.2
Unaffiliated Funds	1.1
Electric	1.1
Residential Mortgage-Backed Securities	1.0
Healthcare-Services	0.9
Multi-National	0.9
Real Estate Investment Trusts (REITs)	0.8
Pharmaceuticals	0.7

Auto Manufacturers	0.7%
Internet	0.7
Automobiles	0.7
Software	0.5
Commercial Services	0.5
Semiconductors	0.4
Media	0.4
Aerospace & Defense	0.4
Beverages	0.4
Electronics	0.4
Gas	0.4
Insurance	0.4
Mining	0.4
Foods	0.3
Credit Cards	0.3
Biotechnology	0.3
Transportation	0.3
Chemicals	0.3
Retail	0.3
Real Estate	0.2
Water	0.2
Healthcare-Products	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Industry Classification (continued):

Building Materials	0.2%
Environmental Control	0.2
Municipal Bonds	0.2
Engineering & Construction	0.2
Apparel	0.2
Entertainment	0.1
Agriculture	0.1
Consumer Loans	0.1
Hand/Machine Tools	0.1
Home Builders	0.1
Toys/Games/Hobbies	0.1
Equipment	0.1
Savings & Loans	0.1
Computers	0.1
Student Loans	0.1
Advertising	0.1
Lodging	0.1
Machinery-Diversified	0.1
Trucking & Leasing	0.1

Home Equity Loans	0.1%
Leisure Time	0.0	*
Auto Parts & Equipment	0.0	*
Electrical Components & Equipment	0.0	*
Iron/Steel	0.0	*
Collateralized Debt Obligation	0.0	*
Miscellaneous Manufacturing	0.0	*
Packaging & Containers	0.0	*
Other	0.0	*
Forest Products & Paper	0.0	*
Options Purchased	0.0	*

	106.1
Options Written	(0.1)
Liabilities in excess of other assets	(6.0)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$34,851	*	Due from/to broker-variation margin swaps	$14,728	*
Credit contracts	—	—		Premiums received for OTC swap agreements	50,810
Credit contracts	Unrealized appreciation on OTC swap agreements	2,881		Unrealized depreciation on OTC swap agreements	4,829
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	18,458		Unrealized depreciation on OTC cross currency exchange contracts	68,570
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	2,960,806		Unrealized depreciation on OTC forward foreign currency exchange contracts	9,476,178
Interest rate contracts	Due from/to broker-variation margin futures	1,448,325	*	Due from/to broker-variation margin futures	776,908	*
Interest rate contracts	Due from/to broker-variation margin swaps	3,791,772	*	Due from/to broker-variation margin swaps	3,366,470	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	7
Interest rate contracts	Unaffiliated investments	13,094		Options written outstanding, at value	595,064
Interest rate contracts	Unrealized appreciation on OTC swap agreements	83,061		Unrealized depreciation on OTC swap agreements	131,210

		$8,353,248			$14,484,774

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$165,937
Foreign exchange contracts	(14,989)	—	—	(659,424)	—
Interest rate contracts	(51,881)	85,737	(342,154)	—	309,278

Total	$(66,870)	$85,737	$(342,154)	$(659,424)	$475,215

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward &Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$49,430
Foreign exchange contracts	12,163	—	—	(1,577,715)	—
Interest rate contracts	(14,750)	(62,677)	(332,411)	—	1,032,691

Total	$(2,587)	$(62,677)	$(332,411)	$(1,577,715)	$1,082,121

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 56,501
Options Written (2)	75,014,374
Futures Contracts - Long Positions (2)	66,476,976
Futures Contracts - Short Positions (2)	58,346,099
Forward Foreign Currency Exchange Contracts - Purchased (3)	176,726,715
Forward Foreign Currency Exchange Contracts - Sold (3)	339,789,248
Cross Currency Exchange Contracts (4)	2,461,805
Interest Rate Swap Agreements (2)	420,241,780
Credit Default Swap Agreements - Buy Protection (2)	1,487,913
Credit Default Swap Agreements - Sell Protection (2)	8,596,998
Inflation Swap Agreements (2)	17,478,799

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST GLOBAL BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$6,580,661	$(6,580,661)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
ANZ(5)	$18,350	$—	$18,350	$—	$18,350
BARC(3)	4,446	(301,617)	(297,171)	297,171	—
BARC(5)	174,911	(161,437)	13,474	—	13,474
BMO(5)	100	—	100	—	100
BNP(3)	13,796	—	13,796	—	13,796
BNP(5)	139,925	(268,959)	(129,034)	—	(129,034)
BNYM(3)	39,310	(157,657)	(118,347)	—	(118,347)
BOA(3)	50,008	(205,659)	(155,651)	—	(155,651)
BOA(4)	2,881	(51,928)	(49,047)	10,000	(39,047)
BOA(5)	54,865	(52,354)	2,511	—	2,511
CA(5)	5,470	(277,451)	(271,981)	—	(271,981)
CBA(5)	40,779	(35,048)	5,731	—	5,731
CGM(5)	248,847	(305,121)	(56,274)	—	(56,274)
CITI(3)	22,050	(331,097)	(309,047)	—	(309,047)
CITI(4)	432	(219,822)	(219,390)	219,390	—
CITI(5)	9,916	(16,057)	(6,141)	—	(6,141)
CWMC(5)	117,288	(299,365)	(182,077)	—	(182,077)
DB(3)	—	(52,169)	(52,169)	52,169	—
DB(5)	179,451	(283,985)	(104,534)	—	(104,534)
GS(5)	153,646	(236,457)	(82,811)	—	(82,811)
HSBCS(3)	11,133	(220,831)	(209,698)	—	(209,698)
HSBCS(5)	61,114	(276,805)	(215,691)	—	(215,691)
JPM(3)	83,711	(1,104,818)	(1,021,107)	—	(1,021,107)
JPM(4)	568,059	(2,776,082)	(2,208,023)	2,208,023	—
JPM(5)	35,910	(54,404)	(18,494)	—	(18,494)
JPS(5)	153,306	(239,124)	(85,818)	—	(85,818)
MSC(3)	10,423	(121,640)	(111,217)	—	(111,217)
MSI(4)	12,662	(231,535)	(218,873)	218,873	—
MSI(5)	282,798	(501,563)	(218,765)	—	(218,765)
NOM(5)	—	(291,789)	(291,789)	—	(291,789)
NWM(5)	704	—	704	—	704
RBC(5)	240,613	(134,522)	106,091	—	106,091
SCB(3)	5,152	—	5,152	—	5,152
SCS(5)	119,637	(74,812)	44,825	—	44,825
SG(5)	977	—	977	—	977
SSB(5)	65,912	(97,905)	(31,993)	—	(31,993)
TD(5)	3,591	(36,361)	(32,770)	—	(32,770)
UAG(4)	—	(91,966)	(91,966)	91,966	—
UBS(3)	—	(353,200)	(353,200)	—	(353,200)
UBS(5)	143,643	(463,128)	(319,485)	—	(319,485)
WBC(5)	2,484	—	2,484	—	2,484

	$3,078,300	$(10,326,668)	$(7,248,368)	$3,097,592	$(4,150,776)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.
(3)	AllianceBernstein L.P.
(4)	Goldman Sachs Asset Management, L.P.
(5)	Wellington Management Company, LLP

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST GLOBAL BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $6,580,661:
Unaffiliated investments (cost $680,977,928)	$682,541,288
Affiliated investments (cost $12,287,941)	12,286,899
Cash segregated for counterparty — OTC	6,064,786
Cash	3,657,780
Foreign currency, at value (cost $138,557)	139,189
Receivable for investments sold	37,179,567
Deposit with broker for centrally cleared/exchange-traded derivatives	5,705,869
Dividends and interest receivable	5,009,308
Unrealized appreciation on OTC forward foreign currency exchange contracts	2,960,806
Receivable for Portfolio shares sold	1,377,397
Due from broker-variation margin futures	374,261
Due from broker-variation margin swaps	222,030
Tax reclaim receivable	179,611
Unrealized appreciation on OTC swap agreements	85,942
Unrealized appreciation on OTC cross currency exchange contracts	18,458
Prepaid expenses	3,530

Total Assets	757,806,721

LIABILITIES
Payable for investments purchased	80,990,499
Unrealized depreciation on OTC forward foreign currency exchange contracts	9,476,178
Payable to broker for collateral for securities on loan	6,736,398
Forward commitment contracts, at value (proceeds receivable $4,261,462)	4,298,243
Options written outstanding, at value (premiums received $504,055)	595,064
Accrued expenses and other liabilities	245,671
Unrealized depreciation on OTC swap agreements	136,039
Management fee payable	127,824
Unrealized depreciation on OTC cross currency exchange contracts	68,570
Premiums received for OTC swap agreements	50,817
Distribution fee payable	26,842
Due to broker-variation margin swaps	7,269
Affiliated transfer agent fee payable	707
Trustees’ fees payable	480
Payable for Portfolio shares purchased	24

Total Liabilities	102,760,625

NET ASSETS	$655,046,096

Net assets were comprised of:
Partners’ Equity	$655,046,096

Net asset value and redemption price per share, $655,046,096 / 57,838,850 outstanding shares of beneficial interest	$11.33

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $40,874 foreign withholding tax, of which $21,827 is reimbursable by an affiliate)	$11,349,402
Unaffiliated dividend income	759,612
Affiliated dividend income.	117,084
Income from securities lending, net (including affiliated income of $9,011)	9,731

Total income	12,235,829

EXPENSES
Management fee	2,185,993
Distribution fee	855,553
Custodian and accounting fees	181,109
Audit fee	106,000
Professional fees	32,962
Shareholders’ reports	22,096
Trustees’ fees	13,761
Transfer agent’s fees and expenses (including affiliated expense of $4,661)	9,048
Miscellaneous	46,521

Total expenses	3,453,043
Less: Fee waiver and/or expense reimbursement	(578,286)

Net expenses	2,874,757

NET INVESTMENT INCOME (LOSS)	9,361,072

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $477) (net of foreign capital gains taxes $2,033)	(16,096,901)
Futures transactions	(342,154)
Forward and cross currency contract transactions	(659,424)
Options written transactions	85,737
Swap agreements transactions	475,215
Foreign currency transactions	(4,322,471)

(20,859,998)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,075))	38,806,917
Futures	(332,411)
Forward and cross currency contracts	(1,577,715)
Options written	(62,677)
Swap agreements	1,082,121
Foreign currencies	(111,907)

37,804,328

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	16,944,330

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$26,305,402

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$9,361,072	$3,424,544
Net realized gain (loss) on investment and foreign currency transactions	(20,859,998)	(23,943,858)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	37,804,328	(30,503,957)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	26,305,402	(51,023,271)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [33,284,740 and 6,333,295 shares, respectively]	367,641,253	70,035,093
Portfolio shares issued in merger [995,343 and 0 shares, respectively]	10,779,562	—
Portfolio shares purchased [6,285,940 and 14,531,286 shares, respectively]	(67,611,519)	(162,905,890)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	310,809,296	(92,870,797)

TOTAL INCREASE (DECREASE)	337,114,698	(143,894,068)
NET ASSETS:
Beginning of year	317,931,398	461,825,466

End of year	$655,046,096	$317,931,398

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST GLOBAL BOND PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$10.65	$12.14	$12.31	$11.79	$11.02

Income (Loss) From Investment Operations:
Net investment income (loss)	0.30	0.11	0.06	0.07	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.38	(1.60)	(0.23)	0.45	0.66

Total from investment operations	0.68	(1.49)	(0.17)	0.52	0.77

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$11.33	$10.65	$12.14	$12.31	$11.79

Total Return(d)	6.29%	(12.19)%	(1.46)%	4.50%	6.99	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$655	$318	$462	$4,070	$2,556
Average net assets (in millions)	$342	$357	$2,352	$2,305	$2,277
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.84%	0.84%	0.84%	0.88%	0.90%
Expenses before waivers and/or expense reimbursement	1.01%	1.03%	0.90%	0.90%	0.90%
Net investment income (loss)	2.74%	0.96%	0.53%	0.58%	0.96%
Portfolio turnover rate(g)(h)	289%	278%	287%	174%	78%

(a)	Calculated based on average shares outstanding during the year.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 79.1%
AFFILIATED MUTUAL FUNDS — 31.9%
Domestic Equity — 5.0%
AST ClearBridge Dividend Growth Portfolio*	332,901	$10,256,676
AST Large-Cap Growth Portfolio*	1,151,322	83,459,336
AST Large-Cap Value Portfolio*	843,510	40,353,522
AST Small-Cap Growth Portfolio*	304,358	21,241,176
AST Small-Cap Value Portfolio*	599,202	22,703,766
AST T. Rowe Price Natural Resources Portfolio*	104,693	3,068,552

		181,083,028

Fixed Income — 26.9%
AST High Yield Portfolio*	326,828	3,970,966
AST PGIM Fixed Income Central Portfolio*	90,694,319	967,708,379

		971,679,345

International Equity — 0.0%
AST Emerging Markets Equity Portfolio*	128,981	1,164,695

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,079,315,166)(wa)		1,153,927,068

COMMON STOCKS — 21.8%
Aerospace & Defense — 0.4%
Airbus SE (France)	5,275	814,926
Airbus SE (France), ADR	4,099	158,098
Axon Enterprise, Inc.*(a)	2,060	532,160
BAE Systems PLC (United Kingdom)	47,821	676,868
Boeing Co. (The)*	9,979	2,601,126
Curtiss-Wright Corp.	1,000	222,790
Dassault Aviation SA (France)	968	191,790
General Dynamics Corp.	2,505	650,473
Howmet Aerospace, Inc.	23,927	1,294,929
Huntington Ingalls Industries, Inc.	920	238,869
Kongsberg Gruppen ASA (Norway)	3,242	148,422
L3Harris Technologies, Inc.	630	132,691
Lockheed Martin Corp.	933	422,873
Melrose Industries PLC (United Kingdom)	45,949	332,137
MTU Aero Engines AG (Germany)	1,134	244,316
Northrop Grumman Corp.	4,598	2,152,508
Rheinmetall AG (Germany)	900	285,423
Rolls-Royce Holdings PLC (United Kingdom)*	168,966	644,499
RTX Corp.(a)	11,137	937,067
Saab AB (Sweden) (Class B Stock)	2,376	143,186
Safran SA (France)	5,228	921,751
Singapore Technologies Engineering Ltd. (Singapore)	34,100	100,414
Textron, Inc.	14,080	1,132,314
Thales SA (France)	840	124,381
TransDigm Group, Inc.	180	182,088
Woodward, Inc.	2,900	394,777

		15,680,876

Air Freight & Logistics — 0.1%
C.H. Robinson Worldwide, Inc.	390	33,692

	Shares	Value

COMMON STOCKS (continued)
Air Freight & Logistics (cont’d.)
Deutsche Post AG (Germany)	7,965	$394,236
Expeditors International of Washington, Inc.(a)	490	62,328
FedEx Corp.	6,680	1,689,840
Sankyu, Inc. (Japan)	2,700	98,965
United Parcel Service, Inc. (Class B Stock)	5,772	907,532
Yamato Holdings Co. Ltd. (Japan)	9,000	166,081

		3,352,674

Automobile Components — 0.1%
Aptiv PLC*	2,358	211,560
BorgWarner, Inc.	890	31,906
Bridgestone Corp. (Japan)	5,200	214,767
Cie Generale des Etablissements Michelin SCA (France)	10,132	364,008
Denso Corp. (Japan)	27,900	418,844
Mobileye Global, Inc. (Israel) (Class A Stock)*(a)	3,852	166,869
Sumitomo Electric Industries Ltd. (Japan)	20,000	253,772

		1,661,726

Automobiles — 0.5%
Bayerische Motoren Werke AG (Germany)	3,792	421,942
BYD Co. Ltd. (China) (Class H Stock)	9,567	263,902
Ferrari NV (Italy)	2,871	969,269
Ford Motor Co.	96,780	1,179,748
General Motors Co.(a)	51,662	1,855,699
Honda Motor Co. Ltd. (Japan)	53,700	553,927
Isuzu Motors Ltd. (Japan)	6,900	88,456
Kia Corp. (South Korea)	975	75,400
Mahindra & Mahindra Ltd. (India)	14,515	301,456
Mazda Motor Corp. (Japan)	41,300	441,459
Mercedes-Benz Group AG (Germany)	5,435	375,004
Stellantis NV	33,308	780,428
Subaru Corp. (Japan)	26,900	490,640
Suzuki Motor Corp. (Japan)	3,600	153,420
Tesla, Inc.*	30,027	7,461,109
Toyota Motor Corp. (Japan)	92,900	1,702,274
Volkswagen AG (Germany)	325	42,528

		17,156,661

Banks — 1.2%
ABN AMRO Bank NV (Netherlands), 144A, CVA	18,585	279,490
ANZ Group Holdings Ltd. (Australia)	20,338	359,332
Banco Bilbao Vizcaya Argentaria SA (Spain)	80,288	731,766
Banco BPM SpA (Italy)	5,918	31,359
Banco Santander SA (Spain)	150,601	629,916
Bangkok Bank PCL (Thailand)	20,200	92,536
Bank Central Asia Tbk PT (Indonesia)	515,691	314,932
Bank Mandiri Persero Tbk PT (Indonesia)	377,921	148,462
Bank of America Corp.	163,185	5,494,439

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Bank of China Ltd. (China) (Class H Stock)	121,000	$45,978
Bank of Ireland Group PLC (Ireland)	9,730	88,333
Barclays PLC (United Kingdom)	122,619	240,096
BNP Paribas SA (France)	9,688	672,790
BOC Hong Kong Holdings Ltd. (China)	100,000	271,653
CaixaBank SA (Spain)	83,566	344,153
China Construction Bank Corp. (China) (Class H Stock)	237,000	140,980
Citigroup, Inc.	21,600	1,111,104
Citizens Financial Group, Inc.	5,790	191,881
Comerica, Inc.	450	25,115
Commerzbank AG (Germany)	14,319	170,193
Commonwealth Bank of Australia (Australia)	13,902	1,059,569
Credicorp Ltd. (Peru)	915	137,186
Credit Agricole SA (France)	22,900	325,561
Danske Bank A/S (Denmark)	10,357	276,856
DBS Group Holdings Ltd. (Singapore)	31,800	804,185
DNB Bank ASA (Norway)	8,341	177,340
East West Bancorp, Inc.	561	40,364
Emirates NBD Bank PJSC (United Arab Emirates)	10,241	48,226
Erste Group Bank AG (Austria)	8,599	348,302
Fifth Third Bancorp	2,330	80,362
Hana Financial Group, Inc. (South Korea)	1,945	65,244
HDFC Bank Ltd. (India)	1,812	37,103
HDFC Bank Ltd. (India), ADR	4,705	315,753
HSBC Holdings PLC (United Kingdom)	202,039	1,634,488
Huntington Bancshares, Inc.	4,970	63,218
ING Groep NV (Netherlands)	48,870	732,783
Intesa Sanpaolo SpA (Italy)	229,978	673,006
JPMorgan Chase & Co.	37,742	6,419,914
KB Financial Group, Inc. (South Korea)	2,021	84,320
KeyCorp.	3,210	46,224
Lloyds Banking Group PLC (United Kingdom)	379,795	230,360
M&T Bank Corp.	588	80,603
Mediobanca Banca di Credito Finanziario SpA (Italy)	6,860	85,008
Mitsubishi UFJ Financial Group, Inc. (Japan)	128,800	1,105,379
Mizuho Financial Group, Inc. (Japan)	18,500	315,570
National Australia Bank Ltd. (Australia)	35,263	737,028
NatWest Group PLC (United Kingdom)	78,534	218,749
Nedbank Group Ltd. (South Africa)	6,091	71,902
Nordea Bank Abp (Finland)	15,709	195,025
NU Holdings Ltd. (Brazil) (Class A Stock)*	49,561	412,843
OTP Bank Nyrt (Hungary)	918	41,817
Oversea-Chinese Banking Corp. Ltd. (Singapore)	45,400	446,709
Pinnacle Financial Partners, Inc.	465	40,557
PNC Financial Services Group, Inc. (The)	7,408	1,147,129
Popular, Inc. (Puerto Rico)	1,600	131,312
Regions Financial Corp.	3,360	65,117

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Sberbank of Russia PJSC (Russia)^	61,896	$—
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	16,611	229,243
Sumitomo Mitsui Financial Group, Inc. (Japan)	11,400	554,722
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	7,200	137,894
Svenska Handelsbanken AB (Sweden) (Class A Stock)	28,842	313,439
Swedbank AB (Sweden) (Class A Stock)	7,494	151,511
Tisco Financial Group PCL (Thailand)	20,600	60,182
Truist Financial Corp.	47,948	1,770,240
U.S. Bancorp	28,172	1,219,284
UniCredit SpA (Italy)	32,404	882,351
United Overseas Bank Ltd. (Singapore)	8,400	181,299
Wells Fargo & Co.	95,939	4,722,118
Western Alliance Bancorp	12,100	796,059
Westpac Banking Corp. (Australia)	22,325	348,325
Zions Bancorp NA(a)	540	23,690

		41,469,977

Beverages — 0.3%
Ambev SA (Brazil)	11,700	32,882
Anheuser-Busch InBev SA/NV (Belgium)	2,070	133,615
Brown-Forman Corp. (Class B Stock)	640	36,544
Carlsberg A/S (Denmark) (Class B Stock)	1,656	207,802
Coca-Cola Co. (The)	81,652	4,811,752
Coca-Cola Europacific Partners PLC (United Kingdom)	2,300	153,502
Coca-Cola HBC AG (Italy)*	7,510	220,516
Constellation Brands, Inc. (Class A Stock)	560	135,380
Diageo PLC (United Kingdom)	15,121	548,819
Keurig Dr. Pepper, Inc.	3,450	114,954
Kirin Holdings Co. Ltd. (Japan)	11,300	165,433
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	392	94,974
Molson Coors Beverage Co. (Class B Stock)	3,430	209,950
Monster Beverage Corp.*	2,550	146,906
PepsiCo, Inc.	19,310	3,279,610
Pernod Ricard SA (France)	1,376	243,169
Treasury Wine Estates Ltd. (Australia)	15,363	113,033

		10,648,841

Biotechnology — 0.4%
AbbVie, Inc.	41,954	6,501,611
Amgen, Inc.	8,400	2,419,368
Argenx SE (Netherlands)*	138	52,491
Biogen, Inc.*	2,727	705,666
CSL Ltd.	3,632	708,055
Exact Sciences Corp.*	3,971	293,774
Exelixis, Inc.*	19,800	475,002
Genmab A/S (Denmark)*	756	241,053
Gilead Sciences, Inc.	8,570	694,256

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Biotechnology (cont’d.)
Incyte Corp.*	680	$42,697
Moderna, Inc.*	1,120	111,384
Neurocrine Biosciences, Inc.*	8,300	1,093,608
Regeneron Pharmaceuticals, Inc.*	1,247	1,095,228
Swedish Orphan Biovitrum AB (Sweden)*	3,786	100,501
United Therapeutics Corp.*	1,600	351,824
Vertex Pharmaceuticals, Inc.*	1,764	717,754

		15,604,272

Broadline Retail — 0.6%
Alibaba Group Holding Ltd. (China)	19,100	183,982
Alibaba Group Holding Ltd. (China), ADR	3,318	257,178
Amazon.com, Inc.*	126,874	19,277,236
B&M European Value Retail SA (United Kingdom)	19,255	137,297
Coupang, Inc. (South Korea)*	18,300	296,277
Dollarama, Inc. (Canada)	880	63,417
eBay, Inc.	1,900	82,878
Etsy, Inc.*	460	37,283
MercadoLibre, Inc. (Brazil)*	595	935,066
Next PLC (United Kingdom)	3,312	342,378
Ollie’s Bargain Outlet Holdings, Inc.*	787	59,725
Pan Pacific International Holdings Corp. (Japan)	11,100	264,230
PDD Holdings, Inc. (China), ADR*	422	61,743
Prosus NV (China)*	14,878	442,833
Vipshop Holdings Ltd. (China), ADR*	3,113	55,287
Wesfarmers Ltd. (Australia)	2,061	80,150

		22,576,960

Building Products — 0.1%
A.O. Smith Corp.	440	36,274
AGC, Inc. (Japan)	1,900	70,422
Allegion PLC(a)	280	35,473
Armstrong World Industries, Inc.	8,300	816,056
Assa Abloy AB (Sweden) (Class B Stock)	11,176	322,083
AZEK Co., Inc. (The)*	10,042	384,107
Builders FirstSource, Inc.*	350	58,429
Carrier Global Corp.(a)	2,870	164,882
Cie de Saint-Gobain SA (France)	8,656	638,357
Daikin Industries Ltd. (Japan)	500	81,110
Johnson Controls International PLC	6,981	402,385
Lixil Corp. (Japan)	2,800	34,901
Masco Corp.(a)	830	55,593
Owens Corning	6,700	993,141
ROCKWOOL A/S (Denmark) (Class B Stock)	410	119,955
Trane Technologies PLC	2,667	650,481

		4,863,649

Capital Markets — 0.7%
3i Group PLC (United Kingdom)	21,371	657,789
Ameriprise Financial, Inc.	1,863	707,623
Amundi SA (France), 144A	861	58,729
B3 SA - Brasil Bolsa Balcao (Brazil)	50,727	151,774

	Shares	Value

COMMON STOCKS (continued)
Capital Markets (cont’d.)
Bank of New York Mellon Corp. (The)	30,770	$1,601,579
BlackRock, Inc.	1,179	957,112
Blackstone, Inc.(a)	4,200	549,864
Brookfield Corp. (Canada)	1,922	77,095
Cboe Global Markets, Inc.	370	66,067
Charles Schwab Corp. (The)	12,470	857,936
CME Group, Inc.	2,952	621,691
Daiwa Securities Group, Inc. (Japan)	29,200	195,996
Deutsche Bank AG (Germany)	38,870	530,618
Deutsche Boerse AG (Germany)	1,888	388,805
FactSet Research Systems, Inc.	125	59,631
Franklin Resources, Inc.	980	29,194
Goldman Sachs Group, Inc. (The)	3,878	1,496,016
Hargreaves Lansdown PLC (United Kingdom)	3,500	32,711
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	10,009	343,311
IG Group Holdings PLC (United Kingdom)	9,841	95,915
Intercontinental Exchange, Inc.	1,960	251,723
Invesco Ltd.	35,300	629,752
Julius Baer Group Ltd. (Switzerland)	4,202	235,724
KKR & Co., Inc.	16,524	1,369,014
London Stock Exchange Group PLC (United Kingdom)	725	85,703
Macquarie Group Ltd. (Australia)	2,909	364,154
MarketAxess Holdings, Inc.(a)	125	36,606
Moody’s Corp.	1,585	619,038
Morgan Stanley	35,143	3,277,085
MSCI, Inc.	2,360	1,334,934
Nasdaq, Inc.	4,460	259,304
Northern Trust Corp.(a)	730	61,597
Partners Group Holding AG (Switzerland)	268	387,515
Raymond James Financial, Inc.(a)	640	71,360
S&P Global, Inc.	6,326	2,786,730
Singapore Exchange Ltd. (Singapore)	35,100	261,123
State Street Corp.	13,090	1,013,951
T. Rowe Price Group, Inc.	800	86,152
Tradeweb Markets, Inc. (Class A Stock)	9,100	827,008
UBS Group AG (Switzerland)	35,921	1,115,763
Virtu Financial, Inc. (Class A Stock)	36,200	733,412

		25,287,104

Chemicals — 0.4%
Air Liquide SA (France)	3,120	607,450
Air Products & Chemicals, Inc.	2,890	791,282
Akzo Nobel NV (Netherlands)	1,686	139,612
Albemarle Corp.(a)	420	60,682
Arkema SA (France)	607	69,148
BASF SE (Germany)	1,368	73,663
Celanese Corp.(a)	330	51,272
CF Industries Holdings, Inc.	690	54,855
Corteva, Inc.	2,430	116,446
Dow, Inc.	2,410	132,164
DuPont de Nemours, Inc.	3,578	275,256
Eastman Chemical Co.	2,792	250,777
Ecolab, Inc.	4,360	864,806

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Chemicals (cont’d.)
FMC Corp.	430	$27,111
ICL Group Ltd. (Israel)	29,117	146,390
International Flavors & Fragrances, Inc.(a)	910	73,683
Linde PLC	8,770	3,601,927
LyondellBasell Industries NV (Class A Stock)	8,110	771,099
Mitsubishi Chemical Group Corp. (Japan)	16,400	100,255
Mosaic Co. (The)	1,170	41,804
Nippon Paint Holdings Co. Ltd. (Japan)	4,200	33,879
Nippon Sanso Holdings Corp. (Japan)	4,200	112,151
Nitto Denko Corp. (Japan)	4,100	305,963
Nutrien Ltd. (Canada)	2,015	113,520
OCI NV (Netherlands)	1,200	34,778
Orica Ltd. (Australia)	6,072	66,004
PPG Industries, Inc.	13,270	1,984,528
Sherwin-Williams Co. (The)	4,600	1,434,740
Shin-Etsu Chemical Co. Ltd. (Japan)	13,300	556,248
Sika AG (Switzerland)	190	61,954
Solvay SA (Belgium)	4,244	130,074
Syensqo SA (Belgium)*	460	47,867
UPL Ltd. (India)	6,486	45,744
Yara International ASA (Brazil)	2,536	90,096

		13,267,228

Commercial Services & Supplies — 0.1%
Brambles Ltd. (Australia)	58,404	541,340
Cintas Corp.	290	174,771
Copart, Inc.*	21,380	1,047,620
Republic Services, Inc.	6,161	1,016,011
Rollins, Inc.	960	41,923
Serco Group PLC (United Kingdom)	36,876	75,981
TOPPAN Holdings, Inc. (Japan)	4,500	125,323
Veralto Corp.	783	64,410
Waste Management, Inc.(a)	1,260	225,666

		3,313,045

Communications Equipment — 0.2%
Arista Networks, Inc.*	6,350	1,495,489
Cisco Systems, Inc.	76,040	3,841,541
F5, Inc.*	200	35,796
Juniper Networks, Inc.	1,150	33,902
Motorola Solutions, Inc.	580	181,592

		5,588,320

Construction & Engineering — 0.1%
ACS Actividades de Construccion y Servicios SA (Spain)	5,735	254,719
Eiffage SA (France)	2,994	321,408
EMCOR Group, Inc.	2,200	473,946
Kajima Corp. (Japan)	5,800	96,710
Quanta Services, Inc.(a)	1,153	248,818
Stantec, Inc. (Canada)	1,386	111,273
Taisei Corp. (Japan)	5,400	184,399
Vinci SA (France)	7,457	938,428
WillScot Mobile Mini Holdings Corp.*	3,374	150,143

		2,779,844

	Shares	Value

COMMON STOCKS (continued)
Construction Materials — 0.1%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	16,000	$36,946
Cemex SAB de CV (Mexico), UTS*	71,217	55,402
CRH PLC	5,599	385,319
Heidelberg Materials AG (Germany)	4,879	436,125
Holcim AG*	7,440	584,348
James Hardie Industries PLC, CDI*	9,380	361,655
Martin Marietta Materials, Inc.	888	443,032
Vulcan Materials Co.	7,539	1,711,428

		4,014,255

Consumer Finance — 0.1%
American Express Co.	16,739	3,135,884
Capital One Financial Corp.	1,908	250,177
Discover Financial Services	830	93,292
Synchrony Financial	5,330	203,553

		3,682,906

Consumer Staples Distribution & Retail — 0.4%
Carrefour SA (France)	15,241	279,134
Coles Group Ltd. (Australia)	17,486	192,085
Costco Wholesale Corp.	4,505	2,973,660
Dollar General Corp.	760	103,322
Dollar Tree, Inc.*(a)	710	100,855
Kesko OYJ (Finland) (Class B Stock)	3,424	67,876
Koninklijke Ahold Delhaize NV (Netherlands)	15,591	448,576
Kroger Co. (The)	4,460	203,867
Loblaw Cos. Ltd. (Canada)	905	87,614
Performance Food Group Co.*	2,098	145,077
Seven & i Holdings Co. Ltd. (Japan)	1,000	39,550
Sugi Holdings Co. Ltd. (Japan)	1,700	78,041
Sumber Alfaria Trijaya Tbk PT (Indonesia)	297,664	56,643
Sysco Corp.	12,774	934,163
Target Corp.	13,280	1,891,338
Tesco PLC (United Kingdom)	195,658	724,859
Walgreens Boots Alliance, Inc.(a)	18,260	476,769
Wal-Mart de Mexico SAB de CV (Mexico)	23,058	96,938
Walmart, Inc.	21,019	3,313,645
Woolworths Group Ltd. (Australia)	13,335	338,308

		12,552,320

Containers & Packaging — 0.0%
Amcor PLC	5,050	48,682
Avery Dennison Corp.	270	54,583
Ball Corp.(a)	1,080	62,122
Berry Global Group, Inc.	13,100	882,809
International Paper Co.	1,300	46,995
Packaging Corp. of America	290	47,244
Smurfit Kappa Group PLC (Ireland)	4,800	190,275
Westrock Co.	920	38,198

		1,370,908

Distributors — 0.0%
D’ieteren Group (Belgium)	176	34,428
Genuine Parts Co.	4,700	650,950

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Distributors (cont’d.)
LKQ Corp.	4,910	$234,649
Pool Corp.(a)	120	47,845

		967,872

Diversified Consumer Services — 0.0%
Service Corp. International(a)	2,200	150,590

Diversified REITs — 0.0%
GPT Group (The) (Australia)	65,073	205,368
KDX Realty Investment Corp. (Japan)	154	175,411
Nomura Real Estate Master Fund, Inc. (Japan)	188	219,873
Stockland (Australia)	71,739	217,558

		818,210

Diversified Telecommunication Services — 0.2%
AT&T, Inc.	138,543	2,324,752
BT Group PLC (United Kingdom)	132,239	208,354
Deutsche Telekom AG (Germany)	41,631	1,000,947
Hellenic Telecommunications Organization SA (Greece)	5,645	80,410
Koninklijke KPN NV (Netherlands)	88,701	305,586
Nippon Telegraph & Telephone Corp. (Japan)	70,000	85,476
Orange SA (France)	11,198	127,631
Spark New Zealand Ltd. (New Zealand)	23,972	78,479
Swisscom AG (Switzerland)	120	72,224
Telenor ASA (Norway)	28,164	323,230
Telia Co. AB (Sweden)	26,965	68,799
Telkom Indonesia Persero Tbk PT (Indonesia)	544,100	139,587
Telstra Group Ltd. (Australia)	45,917	124,081
Verizon Communications, Inc.	49,471	1,865,057

		6,804,613

Electric Utilities — 0.4%
Alliant Energy Corp.	930	47,709
American Electric Power Co., Inc.	6,460	524,681
BKW AG (Switzerland)	1,254	223,045
Chubu Electric Power Co., Inc. (Japan)	24,400	315,037
CK Infrastructure Holdings Ltd. (Hong Kong)	14,000	77,479
CLP Holdings Ltd. (Hong Kong)	5,000	41,311
Constellation Energy Corp.	3,653	426,999
Duke Energy Corp.	2,640	256,186
Edison International	1,370	97,941
Endesa SA (Spain)	18,612	379,705
Enel SpA (Italy)	113,255	842,596
Entergy Corp.	750	75,893
Evergy, Inc.	820	42,804
Eversource Energy	1,240	76,533
Exelon Corp.	18,110	650,149
FirstEnergy Corp.(a)	1,770	64,888
Iberdrola SA (Spain)	74,761	980,624
Kansai Electric Power Co., Inc. (The) (Japan)	26,800	355,692
NextEra Energy, Inc.	37,331	2,267,485
NRG Energy, Inc.(a)	19,360	1,000,912

	Shares	Value

COMMON STOCKS (continued)
Electric Utilities (cont’d.)
PG&E Corp.	85,547	$1,542,412
Pinnacle West Capital Corp.	420	30,173
PPL Corp.	17,440	472,624
Southern Co. (The)	3,730	261,548
SSE PLC (United Kingdom)	6,064	143,147
Terna - Rete Elettrica Nazionale (Italy)	8,326	69,461
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	43,000	225,024
Xcel Energy, Inc.	19,332	1,196,844

		12,688,902

Electrical Equipment — 0.3%
ABB Ltd. (Switzerland)	21,813	968,457
AMETEK, Inc.	1,648	271,739
Eaton Corp. PLC	14,211	3,422,293
Emerson Electric Co.	3,160	307,563
Generac Holdings, Inc.*(a)	215	27,787
Hubbell, Inc.	180	59,207
Legrand SA (France)	3,106	323,447
Mitsubishi Electric Corp. (Japan)	30,200	427,151
Prysmian SpA (Italy)	909	41,437
Rockwell Automation, Inc.	390	121,087
Schneider Electric SE	7,601	1,530,128
Vertiv Holdings Co. (Class A Stock)	24,600	1,181,538

		8,681,834

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp. (Class A Stock)	2,040	202,225
Azbil Corp. (Japan)	6,900	227,576
CDW Corp.(a)	1,443	328,023
Corning, Inc.	11,772	358,457
Hexagon AB (Sweden) (Class B Stock)	20,040	240,706
Hon Hai Precision Industry Co. Ltd. (Taiwan)	64,000	217,743
Jabil, Inc.	6,250	796,250
Keyence Corp. (Japan)	2,090	918,255
Keysight Technologies, Inc.*	630	100,227
Murata Manufacturing Co. Ltd. (Japan)	7,500	158,490
Shimadzu Corp. (Japan)	11,400	317,867
TD SYNNEX Corp.	2,300	247,503
TDK Corp. (Japan)	3,800	180,213
TE Connectivity Ltd.	1,070	150,335
Teledyne Technologies, Inc.*	676	301,692
Trimble, Inc.*(a)	930	49,476
Yokogawa Electric Corp. (Japan)	2,100	39,917
Zebra Technologies Corp. (Class A Stock)*	170	46,466

		4,881,421

Energy Equipment & Services — 0.1%
Baker Hughes Co.	32,030	1,094,785
Halliburton Co.	9,226	333,520
Schlumberger NV	32,388	1,685,471
TechnipFMC PLC (United Kingdom)	4,197	84,528

		3,198,304

Entertainment — 0.2%
Capcom Co. Ltd. (Japan)	3,600	116,175

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Entertainment (cont’d.)
Electronic Arts, Inc.	6,740	$922,099
Kingsoft Corp. Ltd. (China)	17,000	52,554
Konami Group Corp. (Japan)	5,200	271,639
Live Nation Entertainment, Inc.*	500	46,800
NetEase, Inc. (China), ADR(a)	1,538	143,280
Netflix, Inc.*	8,240	4,011,891
Nexon Co. Ltd. (Japan)	3,900	70,938
Nintendo Co. Ltd. (Japan)	7,900	411,068
Take-Two Interactive Software, Inc.*	540	86,913
Universal Music Group NV (Netherlands)	3,780	107,908
Walt Disney Co. (The)	11,070	999,510
Warner Bros Discovery, Inc.*	88,707	1,009,486

		8,250,261

Financial Services — 0.7%
Berkshire Hathaway, Inc. (Class B Stock)*	18,330	6,537,578
Block, Inc.*	16,500	1,276,275
Eurazeo SE (France)	2,246	178,589
EXOR NV (Netherlands)	834	83,481
Fidelity National Information Services, Inc.	16,830	1,010,978
Fiserv, Inc.*	2,950	391,878
FleetCor Technologies, Inc.*	928	262,262
Global Payments, Inc.	890	113,030
Groupe Bruxelles Lambert NV (Belgium)	3,062	241,141
Industrivarden AB (Sweden) (Class A Stock)	1,408	46,033
Industrivarden AB (Sweden) (Class C Stock)	1,302	42,484
Investor AB (Sweden) (Class B Stock)	21,852	506,742
Jack Henry & Associates, Inc.	260	42,487
M&G PLC (United Kingdom)	72,606	205,483
Mastercard, Inc. (Class A Stock)	12,169	5,190,200
ORIX Corp. (Japan)	1,700	31,928
PayPal Holdings, Inc.*	19,060	1,170,475
Shift4 Payments, Inc. (Class A Stock)*(a)	3,372	250,674
Visa, Inc. (Class A Stock)(a)	24,699	6,430,385
Wise PLC (United Kingdom) (Class A Stock)*	7,640	84,968

		24,097,071

Food Products — 0.3%
Archer-Daniels-Midland Co.(a)	16,630	1,201,019
Associated British Foods PLC (United Kingdom)	6,816	205,428
AVI Ltd. (South Africa)	11,476	51,316
Bunge Global SA(a)	540	54,513
Campbell Soup Co.(a)	670	28,964
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	3	36,011
Conagra Brands, Inc.(a)	1,640	47,002
Danone SA (France)	2,451	159,017
Ezaki Glico Co. Ltd. (Japan)	3,300	97,672
General Mills, Inc.	2,000	130,280

	Shares	Value

COMMON STOCKS (continued)
Food Products (cont’d.)
Gruma SAB de CV (Mexico) (Class B Stock)	4,594	$84,070
Hershey Co. (The)	2,695	502,456
Hormel Foods Corp.	1,090	35,000
J.M. Smucker Co. (The)	2,050	259,079
Kellanova	900	50,319
Kraft Heinz Co. (The)	2,850	105,393
Lamb Weston Holdings, Inc.(a)	1,744	188,509
McCormick & Co., Inc.(a)	2,499	170,982
Mondelez International, Inc. (Class A Stock)	28,489	2,063,458
Mowi ASA (Norway)	11,304	202,429
Nestle SA	27,468	3,184,087
Orkla ASA (Norway)	9,938	77,176
Pilgrim’s Pride Corp.*	8,400	232,344
Tyson Foods, Inc. (Class A Stock)(a)	1,020	54,825
WH Group Ltd. (Hong Kong), 144A	640,500	413,634
Wilmar International Ltd. (China)	69,800	188,556

		9,823,539

Gas Utilities — 0.0%
Atmos Energy Corp.	530	61,427
Naturgy Energy Group SA (Spain)	4,874	145,378
Osaka Gas Co. Ltd. (Japan)	3,800	79,323
Tokyo Gas Co. Ltd. (Japan)	14,700	337,198

		623,326

Ground Transportation — 0.2%
Canadian National Railway Co. (Canada)(a)	962	120,856
Canadian Pacific Kansas City Ltd. (Canada)(a)	662	52,338
Central Japan Railway Co. (Japan)	16,600	421,313
CSX Corp.	39,300	1,362,531
East Japan Railway Co. (Japan)	4,200	241,763
Hankyu Hanshin Holdings, Inc. (Japan)	1,000	31,780
J.B. Hunt Transport Services, Inc.	280	55,927
Keisei Electric Railway Co. Ltd. (Japan)	2,300	108,538
Kintetsu Group Holdings Co. Ltd. (Japan)	2,400	76,042
Norfolk Southern Corp.	5,756	1,360,603
Old Dominion Freight Line, Inc.	290	117,546
Saia, Inc.*	300	131,466
TFI International, Inc. (Canada)(a)	1,169	158,961
Uber Technologies, Inc.*	41,824	2,575,104
Union Pacific Corp.	6,246	1,534,142

		8,348,910

Health Care Equipment & Supplies — 0.4%
Abbott Laboratories	23,433	2,579,270
Alcon, Inc. (Switzerland)	800	62,589
Align Technology, Inc.*(a)	260	71,240
Baxter International, Inc.	32,262	1,247,249
Becton, Dickinson & Co.	6,539	1,594,404
Boston Scientific Corp.*	30,420	1,758,580
Cochlear Ltd. (Australia)	1,128	229,487
Cooper Cos., Inc. (The)	155	58,658
Demant A/S (Denmark)*	3,551	155,747

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (cont’d.)
DENTSPLY SIRONA, Inc.	12,520	$445,587
Dexcom, Inc.*(a)	1,330	165,040
Edwards Lifesciences Corp.*	2,080	158,600
EssilorLuxottica SA (France)	1,125	225,899
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	4,167	62,144
GE HealthCare Technologies, Inc.	3,262	252,218
Getinge AB (Sweden) (Class B Stock)	7,397	164,713
Hologic, Inc.*	840	60,018
Hoya Corp. (Japan)	2,700	336,256
IDEXX Laboratories, Inc.*	275	152,639
Insulet Corp.*	260	56,415
Intuitive Surgical, Inc.*	1,200	404,832
Koninklijke Philips NV (Netherlands)*	8,932	209,029
Medtronic PLC	31,140	2,565,313
Olympus Corp. (Japan)	14,700	212,184
ResMed, Inc.(a)	510	87,730
Sonova Holding AG (Switzerland)	416	136,052
STERIS PLC	917	201,602
Stryker Corp.	3,132	937,909
Teleflex, Inc.	180	44,881
Terumo Corp. (Japan)	5,400	176,585
Zimmer Biomet Holdings, Inc.	8,800	1,070,960

		15,883,830

Health Care Providers & Services — 0.5%
Cardinal Health, Inc.	13,150	1,325,520
Cencora, Inc.	1,637	336,207
Centene Corp.*	24,599	1,825,492
Cigna Group (The)	8,376	2,508,193
CVS Health Corp.	7,248	572,302
DaVita, Inc.*	160	16,762
Elevance Health, Inc.	3,590	1,692,900
Encompass Health Corp.	9,800	653,856
Fresenius Medical Care AG (Germany)	9,441	394,712
Fresenius SE & Co. KGaA (Germany)	12,156	376,782
HCA Healthcare, Inc.	690	186,769
Henry Schein, Inc.*(a)	500	37,855
Humana, Inc.	1,910	874,417
Laboratory Corp. of America Holdings(a)	310	70,460
Max Healthcare Institute Ltd. (India)	13,389	110,376
McKesson Corp.	645	298,622
Molina Healthcare, Inc.*	714	257,975
Odontoprev SA (Brazil)	20,000	47,847
Quest Diagnostics, Inc.	380	52,394
Sonic Healthcare Ltd. (Australia)	13,653	298,328
UnitedHealth Group, Inc.	13,321	7,013,107
Universal Health Services, Inc. (Class B Stock)	230	35,061

		18,985,937

Health Care REITs — 0.0%
Healthcare Realty Trust, Inc.	6,400	110,272
Healthpeak Properties, Inc.	9,380	185,724
Ventas, Inc.	3,633	181,069
Welltower, Inc.(a)	1,870	168,618

		645,683

	Shares	Value

COMMON STOCKS (continued)
Health Care Technology — 0.0%
M3, Inc. (Japan)	8,000	$132,018

Hotel & Resort REITs — 0.0%
Host Hotels & Resorts, Inc.(a)	2,420	47,117
Park Hotels & Resorts, Inc.	24,400	373,320

		420,437

Hotels, Restaurants & Leisure — 0.5%
Accor SA (France)	7,605	291,090
Airbnb, Inc. (Class A Stock)*	11,530	1,569,694
Amadeus IT Group SA (Spain)	4,920	353,362
Aristocrat Leisure Ltd. (Australia)	15,731	437,063
Booking Holdings, Inc.*	119	422,119
Boyd Gaming Corp.	1,033	64,676
Caesars Entertainment, Inc.*	800	37,504
Carnival Corp.*	3,520	65,261
Chipotle Mexican Grill, Inc.*	671	1,534,550
Compass Group PLC (United Kingdom)	21,535	589,269
Darden Restaurants, Inc.(a)	430	70,649
Domino’s Pizza, Inc.	115	47,406
Expedia Group, Inc.*	480	72,859
Flutter Entertainment PLC (Australia)*	1,190	210,025
Genting Singapore Ltd. (Singapore)	257,700	195,197
Hilton Worldwide Holdings, Inc.	8,990	1,636,989
InterContinental Hotels Group PLC (United Kingdom)	1,908	172,056
J D Wetherspoon PLC (United Kingdom)*	5,668	58,559
La Francaise des Jeux SAEM (France), 144A	7,322	265,970
Las Vegas Sands Corp.	1,270	62,497
Marriott International, Inc. (Class A Stock)	3,316	747,791
McDonald’s Corp.	12,623	3,742,846
MGM Resorts International*(a)	960	42,893
Norwegian Cruise Line Holdings Ltd.*(a)	1,460	29,258
Oriental Land Co. Ltd. (Japan)	8,000	297,346
Royal Caribbean Cruises Ltd.*	10,020	1,297,490
Sands China Ltd. (Macau)*	14,800	43,319
Sodexo SA (France)	1,904	209,608
Starbucks Corp.	22,371	2,147,840
Whitbread PLC (United Kingdom)	9,410	438,104
Wynn Resorts Ltd.	360	32,800
Yum! Brands, Inc.(a)	960	125,434
Zensho Holdings Co. Ltd. (Japan)	4,500	235,460

		17,546,984

Household Durables — 0.1%
Barratt Developments PLC (United Kingdom)	29,151	208,823
Berkeley Group Holdings PLC (United Kingdom)	2,540	151,641
D.R. Horton, Inc.	1,040	158,059
Garmin Ltd.(a)	520	66,841
Lennar Corp. (Class A Stock)	11,730	1,748,239
Midea Group Co. Ltd. (China) (Class A Stock)	5,800	44,480

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Household Durables (cont’d.)
Mohawk Industries, Inc.*	200	$20,700
NVR, Inc.*	10	70,005
Panasonic Holdings Corp. (Japan)	29,600	291,488
PulteGroup, Inc.(a)	750	77,415
SEB SA (France)	288	36,065
Sekisui Chemical Co. Ltd. (Japan)	20,400	293,413
Sekisui House Ltd. (Japan)	10,500	232,745
Sony Group Corp. (Japan)	12,100	1,145,058
Taylor Wimpey PLC (United Kingdom)	134,618	251,994
Toll Brothers, Inc.(a)	2,246	230,866
Whirlpool Corp.(a)	180	21,919

		5,049,751

Household Products — 0.2%
Church & Dwight Co., Inc.(a)	820	77,539
Clorox Co. (The)	420	59,888
Colgate-Palmolive Co.	22,630	1,803,837
Essity AB (Sweden) (Class B Stock)	17,478	433,143
Henkel AG & Co. KGaA (Germany)	1,175	84,305
Kimberly-Clark Corp.	1,160	140,952
Procter & Gamble Co. (The)	35,062	5,137,985
Reckitt Benckiser Group PLC (United Kingdom)	11,320	781,119

		8,518,768

Independent Power & Renewable Electricity Producers — 0.0%
AES Corp. (The)	2,300	44,275
RWE AG (Germany)	5,922	269,527
Vistra Corp.	23,996	924,326

		1,238,128

Industrial Conglomerates — 0.2%
3M Co.	14,190	1,551,251
CK Hutchison Holdings Ltd. (United Kingdom)	49,000	263,258
DCC PLC (United Kingdom)	4,364	321,108
General Electric Co.	19,586	2,499,761
Hikari Tsushin, Inc. (Japan)	500	82,634
Hitachi Ltd. (Japan)	10,400	748,069
Honeywell International, Inc.	3,270	685,752
Lifco AB (Sweden) (Class B Stock)	9,556	234,608
Siemens AG (Germany)	8,338	1,564,286
Smiths Group PLC (United Kingdom)	8,342	187,240

		8,137,967

Industrial REITs — 0.1%
Americold Realty Trust, Inc.	6,800	205,836
CapitaLand Ascendas REIT (Singapore)	15,600	35,764
Goodman Group (Australia)	24,965	429,819
Prologis, Inc.(a)	25,288	3,370,890

		4,042,309

Insurance — 0.7%
Aflac, Inc.	1,910	157,575
Ageas SA/NV (Belgium)	7,156	311,075
AIA Group Ltd. (Hong Kong)	55,600	483,880
Allianz SE (Germany)	3,948	1,055,069

	Shares	Value

COMMON STOCKS (continued)
Insurance (cont’d.)
Allstate Corp. (The)	8,830	$1,236,023
American International Group, Inc.	5,510	373,302
Aon PLC (Class A Stock)	1,910	555,848
Arch Capital Group Ltd.*	1,330	98,779
Arthur J. Gallagher & Co.(a)	1,702	382,746
Assicurazioni Generali SpA (Italy)	9,268	195,810
Assurant, Inc.	5,430	914,901
AUB Group Ltd. (Australia)	2,063	39,050
Aviva PLC (United Kingdom)	6,050	33,477
AXA SA (France)	27,133	886,068
Axis Capital Holdings Ltd.	10,600	586,922
Brown & Brown, Inc.	10,200	725,322
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	48,400	97,909
Chubb Ltd.	10,614	2,398,764
Cincinnati Financial Corp.	580	60,007
Dai-ichi Life Holdings, Inc. (Japan)	2,800	59,396
DB Insurance Co. Ltd. (South Korea)	1,403	90,863
Everest Group Ltd.	150	53,037
Fairfax Financial Holdings Ltd. (Canada)	225	207,588
Fidelity National Financial, Inc.	5,400	275,508
Globe Life, Inc.	370	45,036
Hannover Rueck SE (Germany)	360	86,077
Hanover Insurance Group, Inc. (The)	800	97,136
Hartford Financial Services Group, Inc. (The)	3,492	280,687
iA Financial Corp., Inc. (Canada)	1,161	79,147
Insurance Australia Group Ltd. (Australia)	37,021	143,100
Japan Post Holdings Co. Ltd. (Japan)	3,600	32,139
Japan Post Insurance Co. Ltd. (Japan)	1,700	30,176
Loews Corp.	15,820	1,100,914
Manulife Financial Corp. (Canada)	12,879	284,591
Markel Group, Inc.*	128	181,747
Marsh & McLennan Cos., Inc.	5,585	1,058,190
Medibank Private Ltd. (Australia)	125,957	305,795
MetLife, Inc.	31,052	2,053,469
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	1,761	730,487
NN Group NV (Netherlands)	8,996	355,530
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	25,000	113,182
Poste Italiane SpA (Italy), 144A	14,131	160,623
Principal Financial Group, Inc.	850	66,869
Progressive Corp. (The)	5,584	889,419
QBE Insurance Group Ltd. (Australia)	26,949	273,063
RenaissanceRe Holdings Ltd. (Bermuda)	1,021	200,116
Sampo OYJ (Finland) (Class A Stock)	8,362	366,359
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	843	171,750
Sompo Holdings, Inc. (Japan)	9,200	450,141
Suncorp Group Ltd. (Australia)	21,842	206,830
Swiss Re AG	3,700	416,363
T&D Holdings, Inc. (Japan)	16,800	266,708
Talanx AG (Germany)	2,720	194,385

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Insurance (cont’d.)
Tokio Marine Holdings, Inc. (Japan)	25,900	$644,936
Travelers Cos., Inc. (The)	1,412	268,972
Unum Group	12,400	560,728
W.R. Berkley Corp.	4,625	327,080
Willis Towers Watson PLC	370	89,244
Zurich Insurance Group AG (Switzerland)	1,563	817,179

		24,627,087

Interactive Media & Services — 0.9%
Alphabet, Inc. (Class A Stock)*	91,724	12,812,926
Alphabet, Inc. (Class C Stock)*	55,960	7,886,443
Auto Trader Group PLC (United Kingdom), 144A	8,424	77,388
Baidu, Inc. (China), ADR*	1,010	120,281
CAR Group Ltd. (Australia)	6,795	143,995
LY Corp. (Japan)	61,200	216,421
Match Group, Inc.*	990	36,135
Meta Platforms, Inc. (Class A Stock)*	33,451	11,840,316
Moneysupermarket.com Group PLC (United Kingdom)	24,789	88,331
Scout24 SE (Germany), 144A	3,777	267,076
Tencent Holdings Ltd. (China)	5,900	222,754

		33,712,066

IT Services — 0.3%
Accenture PLC (Class A Stock)	6,457	2,265,826
Akamai Technologies, Inc.*	9,920	1,174,032
Bechtle AG (Germany)	780	39,068
CGI, Inc. (Canada)*	955	102,307
Cognizant Technology Solutions Corp. (Class A Stock)	19,730	1,490,207
EPAM Systems, Inc.*	200	59,468
Fujitsu Ltd. (Japan)	1,600	240,790
Gartner, Inc.*	260	117,289
Globant SA*	1,167	277,723
International Business Machines Corp.	12,652	2,069,234
MongoDB, Inc.*	882	360,606
NEC Corp. (Japan)	4,300	254,070
Obic Co. Ltd. (Japan)	500	86,027
Otsuka Corp. (Japan)	5,600	230,468
SCSK Corp. (Japan)	6,900	136,609
Tata Consultancy Services Ltd. (India)	2,484	113,131
TIS, Inc. (Japan)	10,400	228,585
Twilio, Inc. (Class A Stock)*	6,500	493,155
VeriSign, Inc.*	310	63,848
Wix.com Ltd. (Israel)*	2,800	344,456

		10,146,899

Leisure Products — 0.0%
Bandai Namco Holdings, Inc. (Japan)	11,900	237,979
Brunswick Corp.	1,297	125,485
Hasbro, Inc.(a)	510	26,041
Sankyo Co. Ltd. (Japan)	3,200	186,336

		575,841

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	1,030	143,201

	Shares	Value

COMMON STOCKS (continued)
Life Sciences Tools & Services (cont’d.)
Bio-Rad Laboratories, Inc. (Class A Stock)*	70	$22,602
Bio-Techne Corp.(a)	540	41,666
Charles River Laboratories International, Inc.*(a)	160	37,824
Danaher Corp.	5,393	1,247,617
Illumina, Inc.*	550	76,582
IQVIA Holdings, Inc.*	640	148,083
Medpace Holdings, Inc.*	1,000	306,530
Mettler-Toledo International, Inc.*	668	810,257
Revvity, Inc.	400	43,724
Thermo Fisher Scientific, Inc.	4,820	2,558,408
Waters Corp.*(a)	215	70,785
West Pharmaceutical Services, Inc.	3,540	1,246,505

		6,753,784

Machinery — 0.5%
AGCO Corp.	4,000	485,640
Airtac International Group (China)	2,165	71,138
Alfa Laval AB (Sweden)	6,838	273,753
Allison Transmission Holdings, Inc.	14,600	848,990
Atlas Copco AB (Sweden) (Class A Stock)	59,246	1,020,875
Atlas Copco AB (Sweden) (Class B Stock)	15,571	231,013
Caterpillar, Inc.(a)	5,001	1,478,646
Cummins, Inc.	2,000	479,140
Daimler Truck Holding AG (Germany)	5,598	210,284
Deere & Co.	4,419	1,767,026
Doosan Bobcat, Inc. (South Korea)	2,248	87,567
Dover Corp.	3,303	508,034
Epiroc AB (Sweden) (Class B Stock)	4,683	82,129
Flowserve Corp.	11,300	465,786
Fortive Corp.	7,646	562,975
GEA Group AG (Germany)	10,120	420,731
Hitachi Construction Machinery Co. Ltd. (Japan)	8,800	231,649
Hoshizaki Corp. (Japan)	4,000	146,121
IDEX Corp.	270	58,620
Illinois Tool Works, Inc.	940	246,224
Indutrade AB (Sweden)	4,054	105,658
Ingersoll Rand, Inc.	1,420	109,823
ITT, Inc.	9,200	1,097,744
Komatsu Ltd. (Japan)	14,000	364,327
Kone OYJ (Finland) (Class B Stock)	1,716	85,836
Makita Corp. (Japan)	4,600	126,525
MINEBEA MITSUMI, Inc. (Japan)	4,900	100,293
NGK Insulators Ltd. (Japan)	2,000	23,852
Nordson Corp.	180	47,549
OSG Corp. (Japan)	6,300	90,108
Oshkosh Corp.	4,700	509,527
Otis Worldwide Corp.(a)	8,285	741,259
PACCAR, Inc.(a)	1,790	174,793
Parker-Hannifin Corp.	5,863	2,701,084
Pentair PLC	610	44,353
Rational AG (Germany)	184	141,985
Schindler Holding AG (Switzerland)	256	60,795

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Machinery (cont’d.)
Schindler Holding AG (Switzerland) (Part. Cert.)	696	$174,247
SKF AB (Sweden) (Class B Stock)	8,565	171,647
Snap-on, Inc.	170	49,103
Stanley Black & Decker, Inc.	500	49,050
Techtronic Industries Co. Ltd. (Hong
Kong)	9,583	114,182
Volvo AB (Sweden) (Class A Stock)	2,158	57,256
Volvo AB (Sweden) (Class B Stock)	36,099	939,296
Wartsila OYJ Abp (Finland)	15,349	223,073
Westinghouse Air Brake Technologies Corp.	620	78,678
Xylem, Inc.(a)	840	96,062

		18,154,446

Marine Transportation — 0.0%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	32	56,841
Kawasaki Kisen Kaisha Ltd. (Japan)	900	38,517
Kuehne + Nagel International AG (Switzerland)	670	231,215
Nippon Yusen KK (Japan)	1,400	43,237

		369,810

Media — 0.1%
Charter Communications, Inc. (Class A Stock)*(a)	330	128,264
Comcast Corp. (Class A Stock)	74,061	3,247,575
Fox Corp. (Class A Stock)	960	28,483
Fox Corp. (Class B Stock)	500	13,825
Informa PLC (United Kingdom)	24,482	243,508
Interpublic Group of Cos., Inc. (The)(a)	1,300	42,432
News Corp. (Class A Stock)(a)	1,300	31,915
News Corp. (Class B Stock)(a)	550	14,146
Omnicom Group, Inc.	700	60,557
Paramount Global (Class B Stock)(a)	1,730	25,587
Publicis Groupe SA (France)	4,922	457,312
Trade Desk, Inc. (The) (Class A Stock)*	2,841	204,438
Vivendi SE (France)	9,824	105,166

		4,603,208

Metals & Mining — 0.3%
Anglo American PLC (South Africa)	4,988	124,833
APL Apollo Tubes Ltd. (India)	7,165	132,240
ArcelorMittal SA (Luxembourg)	16,412	465,773
Barrick Gold Corp. (Canada)	8,501	153,783
BHP Group Ltd. (Australia)	61,731	2,109,016
BlueScope Steel Ltd. (Australia)	25,322	403,695
Boliden AB (Sweden)	3,822	119,627
Fortescue Ltd. (Australia)	31,789	626,795
Freeport-McMoRan, Inc.	4,910	209,019
Glencore PLC (Australia)	192,621	1,157,854
Ivanhoe Mines Ltd. (Canada) (Class A Stock)*	5,796	56,208
JFE Holdings, Inc. (Japan)	21,400	331,084
Lundin Mining Corp. (Chile)	15,567	127,351
Newmont Corp.	3,920	162,249
Nippon Steel Corp. (Japan)	21,800	497,994

	Shares	Value

COMMON STOCKS (continued)
Metals & Mining (cont’d.)
Norsk Hydro ASA (Norway)	18,155	$122,031
Northern Star Resources Ltd. (Australia)	17,386	161,309
Nucor Corp.	1,840	320,234
Pilbara Minerals Ltd. (Australia)	98,660	264,815
Rio Tinto Ltd. (Australia)	3,598	333,167
Rio Tinto PLC (Australia)	15,644	1,163,618
Steel Dynamics, Inc.	530	62,593
Sumitomo Metal Mining Co. Ltd. (Japan)	5,200	154,429
United States Steel Corp.	22,200	1,080,030
Vale SA (Brazil)	5,200	82,361
voestalpine AG (Austria)	3,976	125,188

		10,547,296

Multi-Utilities — 0.2%
Ameren Corp.(a)	880	63,659
CenterPoint Energy, Inc.	16,621	474,862
Centrica PLC (United Kingdom)	312,204	559,689
CMS Energy Corp.	4,014	233,093
Consolidated Edison, Inc.(a)	1,180	107,345
Dominion Energy, Inc.(a)	6,853	322,091
DTE Energy Co.	710	78,285
E.ON SE (Germany)	35,229	473,304
Engie SA (France)	29,653	522,376
National Grid PLC (United Kingdom)	36,340	489,548
National Grid PLC (United Kingdom), ADR(a)	2,525	171,675
NiSource, Inc.	59,558	1,581,265
Public Service Enterprise Group, Inc.(a)	4,893	299,207
Sembcorp Industries Ltd. (Singapore)	34,600	139,075
Sempra	13,350	997,645
WEC Energy Group, Inc.	1,060	89,220

		6,602,339

Office REITs — 0.0%
Alexandria Real Estate Equities, Inc.	6,434	815,638
Boston Properties, Inc.	500	35,085
Dexus (Australia)	13,720	71,703
Gecina SA (France)	1,025	124,783

		1,047,209

Oil, Gas & Consumable Fuels — 0.8%
Ampol Ltd. (Australia)	3,080	75,907
APA Corp.	1,050	37,674
ARC Resources Ltd. (Canada)	9,677	143,652
BP PLC (United Kingdom)	196,892	1,167,190
Cenovus Energy, Inc. (Canada)	5,640	93,982
Cheniere Energy, Inc.	7,048	1,203,164
Chevron Corp.	21,748	3,243,932
ConocoPhillips	31,178	3,618,830
Coterra Energy, Inc.	36,510	931,735
Devon Energy Corp.	2,190	99,207
Diamondback Energy, Inc.	600	93,048
ENEOS Holdings, Inc. (Japan)	46,900	186,016
Eni SpA (Italy)	28,103	476,666
EOG Resources, Inc.	7,808	944,378

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
EQT Corp.	1,270	$49,098
Equinor ASA (Norway)	15,584	493,888
Exxon Mobil Corp.	62,725	6,271,246
Hess Corp.	940	135,510
Inpex Corp. (Japan)	34,700	464,347
Kinder Morgan, Inc.	6,650	117,306
LUKOIL PJSC (Russia)^	3,042	—
Marathon Oil Corp.	28,170	680,587
Marathon Petroleum Corp.	4,500	667,620
Occidental Petroleum Corp.(a)	2,270	135,542
ONEOK, Inc.	1,990	139,738
Pembina Pipeline Corp. (Canada)	4,381	150,833
PetroChina Co. Ltd. (China) (Class H Stock)	210,000	138,766
Petroleo Brasileiro SA (Brazil), ADR	9,386	149,894
Phillips 66	11,420	1,520,459
Pioneer Natural Resources Co.	3,648	820,362
Repsol SA (Spain)	6,942	102,977
Santos Ltd. (Australia)	7,404	38,497
Shell PLC (Netherlands)	64,568	2,113,575
Suncor Energy, Inc. (Canada)	3,958	126,801
Targa Resources Corp.	760	66,021
TotalEnergies SE (France)	24,499	1,665,908
TotalEnergies SE (France), ADR(a)	3,000	202,140
Valero Energy Corp.	4,990	648,700
Williams Cos., Inc. (The)	20,042	698,063

		29,913,259

Paper & Forest Products — 0.0%
Holmen AB (Sweden) (Class B Stock)	852	35,986
UPM-Kymmene OYJ (Finland)	5,845	220,477

		256,463

Passenger Airlines — 0.1%
Air Canada (Canada)*	8,351	117,792
American Airlines Group, Inc.*	2,340	32,152
Delta Air Lines, Inc.	42,667	1,716,493
Deutsche Lufthansa AG (Germany)*	21,618	192,189
Japan Airlines Co. Ltd. (Japan)	1,500	29,468
Qantas Airways Ltd. (Australia)*	30,180	110,550
Singapore Airlines Ltd. (Singapore)	15,000	74,480
Southwest Airlines Co.	2,130	61,514
United Airlines Holdings, Inc.*	3,510	144,823

		2,479,461

Personal Care Products — 0.1%
Amorepacific Corp. (South Korea)	487	54,631
Beiersdorf AG (Germany)	460	68,887
Estee Lauder Cos., Inc. (The) (Class A Stock)	780	114,075
Haleon PLC	39,318	160,979
Kao Corp. (Japan)	5,900	242,523
Kenvue, Inc.	13,514	290,956
L’Oreal SA (France)	4,608	2,297,092
Unilever PLC (United Kingdom)	27,769	1,344,326
Unilever PLC (United Kingdom), ADR	4,640	224,947

		4,798,416

	Shares	Value

COMMON STOCKS (continued)
Pharmaceuticals — 1.1%
Astellas Pharma, Inc. (Japan)	5,200	$61,845
AstraZeneca PLC (United Kingdom)	16,752	2,259,676
AstraZeneca PLC (United Kingdom), ADR	17,416	1,172,968
Bayer AG (Germany)	3,701	137,322
Bristol-Myers Squibb Co.	66,307	3,402,212
Catalent, Inc.*	720	32,350
Chugai Pharmaceutical Co. Ltd. (Japan)	10,300	389,117
Daiichi Sankyo Co. Ltd. (Japan)	9,100	249,128
Dr. Reddy’s Laboratories Ltd. (India)	969	67,537
Elanco Animal Health, Inc.*	73,900	1,101,110
Eli Lilly & Co.	10,559	6,155,052
GSK PLC	46,720	862,881
Hikma Pharmaceuticals PLC (Jordan)	11,760	267,976
Ipsen SA (France)	2,403	286,652
Jazz Pharmaceuticals PLC*	354	43,542
Johnson & Johnson	36,437	5,711,136
Kyowa Kirin Co. Ltd. (Japan)	9,500	159,400
Merck & Co., Inc.	27,452	2,992,817
Merck KGaA (Germany)	494	78,652
Novartis AG (Switzerland)	22,381	2,260,716
Novo Nordisk A/S (Denmark), ADR(a)	3,838	397,041
Novo Nordisk A/S (Denmark) (Class B Stock)	39,483	4,091,670
Ono Pharmaceutical Co. Ltd. (Japan)	20,100	357,569
Orion OYJ (Finland) (Class B Stock)	1,080	46,798
Otsuka Holdings Co. Ltd. (Japan)	10,800	403,888
Pfizer, Inc.	59,976	1,726,709
Recordati Industria Chimica e Farmaceutica SpA (Italy)	1,044	56,296
Roche Holding AG	8,761	2,546,766
Sandoz Group AG (Switzerland)*	8,102	260,674
Sanofi SA	15,182	1,508,677
Sanofi SA, ADR	4,451	221,348
Santen Pharmaceutical Co. Ltd. (Japan)	14,100	140,284
Shionogi & Co. Ltd. (Japan)	9,300	447,590
Takeda Pharmaceutical Co. Ltd. (Japan)	7,000	200,746
Teva Pharmaceutical Industries Ltd. (Israel), ADR*	11,800	123,192
Viatris, Inc.	4,300	46,569
Zoetis, Inc.(a)	1,570	309,871

		40,577,777

Professional Services — 0.2%
Adecco Group AG (Switzerland)	5,645	277,246
Automatic Data Processing, Inc.	8,910	2,075,763
BayCurrent Consulting, Inc. (Japan)	1,000	35,006
Broadridge Financial Solutions, Inc.	400	82,300
Ceridian HCM Holding, Inc.*(a)	530	35,574
Computershare Ltd. (Australia)	19,071	317,635
Dun & Bradstreet Holdings, Inc.	65,400	765,180
Equifax, Inc.(a)	410	101,389
Experian PLC	5,526	225,435
Jacobs Solutions, Inc.	430	55,814
Leidos Holdings, Inc.	2,790	301,989

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Professional Services (cont’d.)
Paychex, Inc.(a)	1,100	$131,021
Paycom Software, Inc.	155	32,042
Recruit Holdings Co. Ltd. (Japan)	17,200	719,151
RELX PLC (United Kingdom)	16,399	650,611
Robert Half, Inc.(a)	390	34,289
Teleperformance SE (France)	1,194	174,810
Verisk Analytics, Inc.	1,010	241,248
Wolters Kluwer NV (Netherlands)	4,161	591,983

		6,848,486

Real Estate Management & Development — 0.1%
Azrieli Group Ltd. (Israel)	1,020	65,974
Capitaland India Trust (Singapore), UTS	53,875	46,513
CBRE Group, Inc. (Class A Stock)*	1,040	96,814
CoStar Group, Inc.*	1,400	122,346
Daito Trust Construction Co. Ltd. (Japan)	800	92,597
Hang Lung Properties Ltd. (Hong Kong)	56,000	77,857
Henderson Land Development Co. Ltd. (Hong Kong)	25,000	76,986
Hongkong Land Holdings Ltd. (Hong Kong)	12,800	44,519
Jones Lang LaSalle, Inc.*	1,100	207,757
KE Holdings, Inc. (China), ADR(a)	9,378	152,017
Mitsui Fudosan Co. Ltd. (Japan)	5,400	132,029
New World Development Co. Ltd. (Hong Kong)	146,000	226,376
Nomura Real Estate Holdings, Inc. (Japan)	13,100	343,750
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	19,500	165,158

		1,850,693

Residential REITs — 0.1%
AvalonBay Communities, Inc.(a)	2,442	457,191
Camden Property Trust	360	35,744
Canadian Apartment Properties REIT (Canada)	2,442	89,936
Equity LifeStyle Properties, Inc.	10,000	705,400
Equity Residential	6,010	367,571
Essex Property Trust, Inc.(a)	240	59,506
Invitation Homes, Inc.	2,060	70,267
Mid-America Apartment Communities, Inc.	410	55,129
UDR, Inc.	1,060	40,587

		1,881,331

Retail REITs — 0.1%
Federal Realty Investment Trust	250	25,763
Kimco Realty Corp.(a)	15,940	339,681
Klepierre SA (France)	11,209	306,013
Realty Income Corp.(a)	2,430	139,531
Regency Centers Corp.(a)	620	41,540
Scentre Group (Australia)	127,177	258,984
Simon Property Group, Inc.	1,120	159,757
Spirit Realty Capital, Inc.	2,800	122,332

	Shares	Value

COMMON STOCKS (continued)
Retail REITs (cont’d.)
Unibail-Rodamco-Westfield (France)*	3,839	$283,946
Vicinity Ltd. (Australia)	213,478	296,545

		1,974,092

Semiconductors & Semiconductor Equipment — 1.5%
Advanced Micro Devices, Inc.*	18,340	2,703,499
Advantest Corp. (Japan)	7,713	259,894
Analog Devices, Inc.(a)	5,986	1,188,580
Applied Materials, Inc.	14,184	2,298,801
ASM International NV (Netherlands)	1,550	806,736
ASML Holding NV (Netherlands) (XAMS)	4,844	3,656,674
ASML Holding NV (Netherlands) (XNGS)	491	371,648
BE Semiconductor Industries NV (Netherlands)	1,060	160,035
Broadcom, Inc.	5,509	6,149,421
Disco Corp. (Japan)	2,300	568,024
Enphase Energy, Inc.*(a)	480	63,427
First Solar, Inc.*	360	62,021
Global Unichip Corp. (Taiwan)	2,866	161,998
Infineon Technologies AG (Germany)	13,877	579,540
Intel Corp.	78,373	3,938,243
KLA Corp.	865	502,825
Lam Research Corp.	3,791	2,969,339
Lasertec Corp. (Japan)	1,600	420,043
Microchip Technology, Inc.(a)	2,646	238,616
Micron Technology, Inc.	8,250	704,055
Monolithic Power Systems, Inc.(a)	155	97,771
Novatek Microelectronics Corp. (Taiwan)	4,000	67,277
NVIDIA Corp.	33,872	16,774,092
NXP Semiconductors NV (China)	7,596	1,744,649
ON Semiconductor Corp.*(a)	1,480	123,624
Qorvo, Inc.*	7,260	817,549
QUALCOMM, Inc.	20,620	2,982,271
Renesas Electronics Corp. (Japan)*	25,900	463,117
SK Hynix, Inc. (South Korea)	534	58,280
Skyworks Solutions, Inc.(a)	4,120	463,170
STMicroelectronics NV (Singapore)	7,794	390,939
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR(a)	8,551	889,304
Teradyne, Inc.(a)	520	56,430
Texas Instruments, Inc.	6,566	1,119,240
Tokyo Electron Ltd. (Japan)	4,700	835,377
United Microelectronics Corp. (Taiwan), ADR(a)	18,798	159,031
Universal Display Corp.	1,006	192,408

		55,037,948

Software — 1.9%
Adobe, Inc.*	6,811	4,063,443
ANSYS, Inc.*	310	112,493
AppLovin Corp. (Class A Stock)*	9,800	390,530
Autodesk, Inc.*	720	175,306
Cadence Design Systems, Inc.*	4,830	1,315,547
Check Point Software Technologies Ltd. (Israel)*	3,197	488,470

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Software (cont’d.)
Constellation Software, Inc. (Canada)	86	$213,224
CyberArk Software Ltd.*	1,961	429,557
Dassault Systemes SE (France)	12,008	587,759
Dynatrace, Inc.*	16,154	883,462
Fair Isaac Corp.*	85	98,941
Fortinet, Inc.*	2,235	130,814
Gen Digital, Inc.	34,430	785,693
HubSpot, Inc.*	205	119,011
Intuit, Inc.	5,688	3,555,171
Microsoft Corp.	104,570	39,322,502
Monday.com Ltd.*	2,027	380,691
Nemetschek SE (Germany)	3,128	270,055
Nice Ltd. (Israel)*	1,245	247,604
Oracle Corp.	16,406	1,729,684
Oracle Corp. (Japan)	1,300	100,073
Palo Alto Networks, Inc.*	1,040	306,675
PTC, Inc.*	410	71,734
Roper Technologies, Inc.(a)	355	193,535
Sage Group PLC (The) (United Kingdom)	9,653	144,108
Salesforce, Inc.*	16,056	4,224,976
SAP SE (Germany)	8,957	1,378,676
ServiceNow, Inc.*	3,795	2,681,129
Synopsys, Inc.*	510	262,604
Teradata Corp.*	7,100	308,921
Trend Micro, Inc. (Japan)*	2,500	133,425
Tyler Technologies, Inc.*	130	54,356
Workday, Inc. (Class A Stock)*	4,500	1,242,270
Xero Ltd. (New Zealand)*	1,370	104,515

		66,506,954

Specialized REITs — 0.2%
American Tower Corp.	4,790	1,034,065
Crown Castle, Inc.	1,480	170,481
Digital Realty Trust, Inc.	3,830	515,441
Equinix, Inc.	1,220	982,576
Extra Space Storage, Inc.(a)	710	113,834
Gaming & Leisure Properties, Inc.	7,863	388,039
Iron Mountain, Inc.	8,500	594,830
Public Storage(a)	4,740	1,445,700
SBA Communications Corp.	385	97,671
VICI Properties, Inc.	3,470	110,624
Weyerhaeuser Co.	28,800	1,001,376

		6,454,637

Specialty Retail — 0.4%
Advance Auto Parts, Inc.(a)	1,900	115,957
AutoZone, Inc.*	159	411,112
Bath & Body Works, Inc.	860	37,118
Best Buy Co., Inc.	2,860	223,881
CarMax, Inc.*(a)	560	42,974
Fast Retailing Co. Ltd. (Japan)	1,800	445,102
Home Depot, Inc. (The)	9,525	3,300,889
Industria de Diseno Textil SA (Spain)	23,329	1,017,939
JD Sports Fashion PLC (United Kingdom)	103,040	217,449
Lowe’s Cos., Inc.	15,964	3,552,788
O’Reilly Automotive, Inc.*	754	716,360

	Shares	Value

COMMON STOCKS (continued)
Specialty Retail (cont’d.)
Petco Health & Wellness Co., Inc.*(a)	136,800	$432,288
Ross Stores, Inc.	5,361	741,909
TJX Cos., Inc. (The)	29,957	2,810,266
Tractor Supply Co.(a)	390	83,862
Ulta Beauty, Inc.*	465	227,845
Williams-Sonoma, Inc.(a)	500	100,890

		14,478,629

Technology Hardware, Storage & Peripherals — 1.1%
Apple, Inc.	188,705	36,331,374
Brother Industries Ltd. (Japan)	18,200	289,835
Canon, Inc. (Japan)	2,800	71,830
Dell Technologies, Inc. (Class C Stock)	5,999	458,923
Hewlett Packard Enterprise Co.	64,520	1,095,550
HP, Inc.	20,500	616,845
Lenovo Group Ltd. (China)	34,000	47,581
Logitech International SA (Switzerland)	4,964	472,019
NetApp, Inc.	750	66,120
Samsung Electronics Co. Ltd. (South Korea)	4,489	272,468
Seagate Technology Holdings PLC(a)	5,264	449,388
Western Digital Corp.*	1,090	57,083

		40,229,016

Textiles, Apparel & Luxury Goods — 0.3%
adidas AG (Germany)	2,881	585,439
Brunello Cucinelli SpA (Italy)	3,415	334,234
Burberry Group PLC (United Kingdom)	1,989	35,876
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	5,130	708,577
Deckers Outdoor Corp.*	900	601,587
Hermes International SCA (France)	641	1,362,455
Lululemon Athletica, Inc.*	3,814	1,950,060
LVMH Moet Hennessy Louis Vuitton SE (France)	3,365	2,734,188
Moncler SpA (Italy)	2,024	124,616
NIKE, Inc. (Class B Stock)	5,990	650,334
Pandora A/S (Denmark)	2,084	288,124
Ralph Lauren Corp.(a)	2,316	333,967
Skechers USA, Inc. (Class A Stock)*	7,700	480,018
Tapestry, Inc.	790	29,080
VF Corp.	1,240	23,312

		10,241,867

Tobacco — 0.1%
Altria Group, Inc.	22,180	894,741
British American Tobacco PLC (United Kingdom)	34,183	1,000,167
Imperial Brands PLC (United Kingdom)	19,530	449,733
Japan Tobacco, Inc. (Japan)	29,600	764,426
Philip Morris International, Inc.	14,286	1,344,027

		4,453,094

Trading Companies & Distributors — 0.1%
AerCap Holdings NV (Ireland)*(a)	4,400	327,008
Ashtead Group PLC (United Kingdom)	3,621	251,685
Brenntag SE (Germany)	2,193	201,553
Bunzl PLC (United Kingdom)	3,732	151,652

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Trading Companies & Distributors (cont’d.)
Fastenal Co.(a)	1,960	$126,949
Ferguson PLC	472	91,129
Finning International, Inc. (Canada)	3,213	92,919
ITOCHU Corp. (Japan)	11,300	460,360
Marubeni Corp. (Japan)	7,200	113,361
Mitsubishi Corp. (Japan)	24,900	396,639
Mitsui & Co. Ltd. (Japan)	12,100	453,314
Sojitz Corp. (Japan)	4,200	94,621
Toyota Tsusho Corp. (Japan)	2,100	123,233
United Rentals, Inc.	925	530,413
W.W. Grainger, Inc.(a)	545	451,636
Watsco, Inc.(a)	276	118,258
WESCO International, Inc.	600	104,328

		4,089,058

Transportation Infrastructure — 0.0%
Aena SME SA (Spain), 144A	1,956	355,036
Airports of Thailand PCL (Thailand)	64,194	112,282
Getlink SE (France)	2,429	44,487

		511,805

Water Utilities — 0.0%
American Water Works Co., Inc.	7,350	970,127

Wireless Telecommunication Services — 0.1%
KDDI Corp. (Japan)	17,400	551,902
SoftBank Corp. (Japan)	20,400	254,219
SoftBank Group Corp. (Japan)	1,000	44,138
Tele2 AB (Sweden) (Class B Stock)	13,732	118,036
T-Mobile US, Inc.	1,770	283,784
Vodafone Group PLC (United Kingdom)	212,462	185,552

		1,437,631

TOTAL COMMON STOCKS (cost $710,078,242)		786,938,960

PREFERRED STOCKS — 0.0%
Automobiles — 0.0%
Bayerische Motoren Werke AG (Germany) (PRFC)	630	62,687
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC), 144A	817	71,959

		134,646

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	4,477	360,139

Metals & Mining — 0.0%
Gerdau SA (Brazil) (PRFC)	26,405	127,774

TOTAL PREFERRED STOCKS (cost $630,474)		622,559

UNAFFILIATED EXCHANGE-TRADED FUNDS — 4.3%
iShares Core S&P 500 ETF	51,198	24,453,701
iShares Core U.S. Aggregate Bond ETF	599,208	59,471,394
iShares JP Morgan USD Emerging Markets Bond ETF	36,603	3,259,863

		Shares		Value

UNAFFILIATED EXCHANGE-TRADED FUNDS (continued)
iShares MSCI EAFE ETF(a)			48,350	$3,643,172
iShares Russell 1000 Growth ETF			92,624	28,080,818
iShares Russell 1000 Value ETF			79,150	13,079,537
SPDR S&P 500 ETF Trust			14,470	6,877,736
Vanguard Total Bond Market ETF			207,052	15,228,675

TOTAL UNAFFILIATED EXCHANGE-TRADED FUNDS (cost $143,852,401)				154,094,896

		Units

WARRANTS* — 0.0%
Software
Constellation Software, Inc. (Canada), expiring 03/31/40^			109	457

(cost $0)
Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 7.1%
Automobiles — 0.1%
Chesapeake Funding II LLC,
Series 2021-01A, Class A1, 144A
0.470%	04/15/33		255	249,951
Credit Acceptance Auto Loan Trust,
Series 2021-02A, Class A, 144A
0.960%	02/15/30		105	104,132
Enterprise Fleet Financing LLC,
Series 2023-02, Class A2, 144A
5.560%	04/22/30		400	401,081
Exeter Automobile Receivables Trust,
Series 2021-03A, Class D
1.550%	06/15/27		1,000	932,429
Ford Auto Securitization Trust (Canada),
Series 2021-AA, Class C, 144A
2.700%	04/15/29	CAD	500	352,221
Ford Credit Auto Owner Trust,
Series 2020-02, Class B, 144A
1.490%	04/15/33		155	144,275
Series 2023-02, Class D, 144A
6.600%	02/15/36		200	201,775
Ford Credit Floorplan Master Owner Trust,
Series 2023-01, Class A1, 144A
4.920%	05/15/28		400	400,837
JPMorgan Chase Bank, NA,
Series 2021-01, Class D, 144A
1.174%	09/25/28		45	44,263
Series 2021-03, Class D, 144A
1.009%	02/26/29		73	70,315
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27		420	411,273
Santander Drive Auto Receivables Trust,
Series 2023-06, Class B
5.980%	04/16/29		100	101,793
Westlake Automobile Receivables Trust,
Series 2021-02A, Class B, 144A
0.620%	07/15/26		3	3,514

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Wheels SPV 2 LLC,
Series 2021-01A, Class A, 144A, 1 Month SOFR + 0.394% (Cap N/A, Floor 0.000%)
5.752%(c)	08/20/29		497	$494,117
World Omni Select Auto Trust,
Series 2021-A, Class D
1.440%	11/15/27		300	277,806

				4,189,782

Collateralized Loan Obligations — 6.9%
Allegro CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)
6.755%(c)	07/15/31		1,360	1,358,259
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2021-21A, Class A, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.887%(c)	10/20/34		7,500	7,486,990
Anchorage Capital Europe CLO DAC (Ireland),
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.870% (Cap N/A, Floor 0.870%)
4.826%(c)	04/25/34	EUR	2,357	2,541,715
Ares European CLO DAC (Ireland),
Series 11A, Class A1R, 144A, 3 Month EURIBOR + 0.770% (Cap N/A, Floor 0.770%)
4.735%(c)	04/15/32	EUR	7,862	8,540,547
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2017-02A, Class BR2, 144A, 3 Month SOFR + 1.862% (Cap N/A, Floor 1.600%)
7.240%(c)	07/25/34		1,483	1,472,372
Barings CLO Ltd. (Cayman Islands),
Series 2020-02A, Class AR, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 1.010%)
6.665%(c)	10/15/33		780	780,720
Battalion CLO Ltd. (Cayman Islands),
Series 2018-12A, Class A1, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)
6.701%(c)	05/17/31		1,374	1,372,706
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2020-21A, Class A1R, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.825%(c)	10/15/34		17,300	17,305,892
BNPP AM Euro CLO DAC (Ireland),
Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)
4.565%(c)	04/15/31	EUR	2,859	3,101,758
Carlyle Euro CLO DAC (Ireland),
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
4.955%(c)	10/15/35	EUR	12,235	13,196,967
CBAM Ltd. (Cayman Islands),
Series 2019-11RA, Class A1, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.857%(c)	01/20/35		1,780	1,770,056
Series 2020-12A, Class AR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)
6.857%(c)	07/20/34		3,432	3,413,304

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
CIFC Funding Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 0.000%)
6.657%(c)	04/18/31		949	$949,900
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.302% (Cap N/A, Floor 0.000%)
6.717%(c)	04/20/31		1,974	1,976,790
Clover CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.362%)
6.740%(c)	10/25/33		2,010	2,001,554
CVC Cordatus Loan Fund DAC (Ireland),
Series 15A, Class AR, 144A, 3 Month EURIBOR + 0.890% (Cap N/A, Floor 0.890%)
4.852%(c)	08/26/32	EUR	10,250	11,160,466
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month SOFR + 1.542% (Cap N/A, Floor 1.542%)
6.935%(c)	07/15/29		242	242,518
Series 2018-09A, Class A1, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.382%)
6.775%(c)	07/15/31		2,845	2,842,392
Series 2021-14A, Class A1, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.877%(c)	10/20/34		15,000	15,018,059
Elmwood CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 1.240%)
6.895%(c)	04/15/33		1,290	1,290,984
GoldenTree Loan Opportunities Ltd. (Cayman Islands),
Series 2014-09A, Class AR2, 144A, 3 Month SOFR + 1.372% (Cap N/A, Floor 1.110%)
6.762%(c)	10/29/29		121	120,846
Greywolf CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1SR, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.140%)
6.794%(c)	04/15/34		2,859	2,848,279
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.440% (Cap N/A, Floor 1.440%)
6.856%(c)	10/20/31		2,286	2,285,889
Series 2020-03RA, Class A1R, 144A, 3 Month SOFR + 1.550% (Cap N/A, Floor 1.290%)
6.962%(c)	04/15/33		2,859	2,848,830
Henley CLO DAC (Ireland),
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.900% (Cap N/A, Floor 0.900%)
4.856%(c)	04/25/34	EUR	1,429	1,543,515
HPS Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 0.000%)
6.654%(c)	02/05/31		264	263,547
ICG US CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.322% (Cap N/A, Floor 0.000%)
6.734%(c)	04/21/31		1,346	1,344,665

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Invesco Euro CLO DAC (Ireland),
Series 01A, Class A1R, 144A, 3 Month EURIBOR + 0.650% (Cap N/A, Floor 0.650%)
4.615%(c)	07/15/31	EUR	3,432	$3,721,621
Jamestown CLO Ltd. (Cayman Islands),
Series 2018-06RA, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.790%(c)	04/25/30		574	573,444
Series 2019-14A, Class A1AR, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.877%(c)	10/20/34		11,875	11,868,781
Madison Park Funding Ltd. (Cayman Islands),
Series 2018-30A, Class A, 144A, 3 Month SOFR + 1.012% (Cap N/A, Floor 1.012%)
6.405%(c)	04/15/29		1,284	1,282,650
Series 2019-34A, Class AR, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)
6.760%(c)	04/25/32		2,002	2,003,241
Marble Point CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1R, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.865%(c)	10/15/34		21,500	21,425,057
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.000%)
6.687%(c)	10/12/30		2,100	2,098,471
Series 2015-09A, Class A1R, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 0.000%)
6.775%(c)	07/15/31		2,804	2,801,962
Ocean Trails CLO (Cayman Islands),
Series 2020-09A, Class A1R, 144A, 3 Month SOFR + 1.482% (Cap N/A, Floor 1.220%)
6.875%(c)	10/15/34		5,000	4,977,580
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 0.000%)
6.744%(c)	04/17/31		6,532	6,532,410
Series 2014-07RA, Class A1R, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 1.010%)
6.674%(c)	07/17/29		898	898,727
Series 2015-11A, Class A1R, 144A, 3 Month SOFR + 1.512% (Cap N/A, Floor 0.000%)
6.902%(c)	10/30/30		2,139	2,139,838
Series 2018-18A, Class A, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 1.020%)
6.675%(c)	04/15/31		1,253	1,252,332
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.130%)
6.794%(c)	01/17/31		744	744,281
Series 2018-02A, Class A1A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 0.000%)
6.755%(c)	07/16/31		1,586	1,587,277
Parallel Ltd. (Cayman Islands),
Series 2020-01A, Class A2R, 144A, 3 Month SOFR + 2.112% (Cap N/A, Floor 1.850%)
7.527%(c)	07/20/34		806	805,203

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.835%(c)	10/15/34		7,500	$7,443,292
PPM CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.805%(c)	07/15/31		2,709	2,710,490
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2021-03A, Class A1, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.857%(c)	10/20/34		7,500	7,453,058
Silver Rock CLO (Cayman Islands),
Series 2023-03A, Class B, 144A
—%(p)	01/20/36		6,000	6,000,000
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.332%)
6.711%(c)	01/26/31		1,001	999,549
Series 2013-02RA, Class A1, 144A, 3 Month SOFR + 1.212% (Cap N/A, Floor 0.000%)
6.605%(c)	04/15/29		205	205,029
St. Pauls CLO (Netherlands),
Series 11A, Class AR, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)
4.835%(c)	01/17/32	EUR	10,000	10,871,605
St. Paul’s CLO DAC (Ireland),
Series 04A, Class ARR1, 144A, 3 Month EURIBOR + 0.830% (Cap N/A, Floor 0.830%)
4.786%(c)	04/25/30	EUR	999	1,087,899
Symphony CLO Ltd. (Cayman Islands),
Series 2018-19A, Class A, 144A, 3 Month SOFR + 1.222% (Cap N/A, Floor 0.960%)
6.615%(c)	04/16/31		378	377,593
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.832%(c)	10/29/34		4,810	4,804,704
Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)
6.696%(c)	10/20/32		12,500	12,468,855
Series 2021-02A, Class AS, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.820%(c)	07/25/34		2,859	2,852,373
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 0.000%)
6.904%(c)	01/17/30		1,054	1,054,815
Tikehau US CLO Ltd. (Bermuda),
Series 2022-02A, Class A1R, 144A
—%(p)	01/20/36		2,900	2,900,000
Trimaran Cavu Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.884%(c)	04/23/32		3,400	3,398,936

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Venture CLO Ltd. (Cayman Islands),
Series 2020-39A, Class A1, 144A, 3 Month SOFR + 1.542% (Cap N/A, Floor 1.542%)
6.935%(c)	04/15/33	863	$860,162
Wellfleet CLO Ltd. (Cayman Islands),
Series 2019-XA, Class A1R, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 0.000%)
6.847%(c)	07/20/32	3,954	3,940,282
Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.814%(c)	01/17/31	1,397	1,396,760
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.865%(c)	10/15/34	4,020	4,004,256

			248,622,053

Consumer Loans — 0.1%
Affirm Asset Securitization Trust,
Series 2021-Z01, Class A, 144A
1.070%	08/15/25	84	82,602
Series 2021-Z02, Class A, 144A
1.170%	11/16/26	223	217,565
Series 2022-X01, Class A, 144A
1.750%	02/15/27	28	27,519
BHG Securitization Trust,
Series 2021-B, Class A, 144A
0.900%	10/17/34	72	69,389
Series 2022-A, Class A, 144A
1.710%	02/20/35	591	574,941
Lendmark Funding Trust,
Series 2021-01A, Class A, 144A
1.900%	11/20/31	250	224,790
OneMain Financial Issuance Trust,
Series 2020-02A, Class A, 144A
1.750%	09/14/35	300	276,399
Series 2023-01A, Class A, 144A
5.500%	06/14/38	800	809,459
Series 2023-01A, Class D, 144A
7.490%	06/14/38	200	205,788
Series 2023-02A, Class C, 144A
6.740%	09/15/36	100	101,804
Series 2023-02A, Class D, 144A
7.520%	09/15/36	200	204,589
SoFi Consumer Loan Program Trust,
Series 2021-01, Class B, 144A
1.300%	09/25/30	189	187,352
Series 2021-01, Class C, 144A
1.610%	09/25/30	200	193,351
Series 2021-01, Class D, 144A
2.040%	09/25/30	200	186,327
Upstart Securitization Trust,
Series 2021-04, Class A, 144A
0.840%	09/20/31	29	28,844

			3,390,719

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans — 0.0%
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN01, Class A1, 1 Month SOFR + 0.754% (Cap N/A, Floor 0.640%)
6.110%(c)	05/25/34	23	$21,986
Bear Stearns Asset-Backed Securities Trust,
Series 2003-02, Class A3, 1 Month SOFR + 1.614% (Cap 11.000%, Floor 1.500%)
6.970%(c)	03/25/43	10	10,163
MASTR Asset-Backed Securities Trust,
Series 2004-OPT02, Class A2, 1 Month SOFR + 0.814% (Cap N/A, Floor 0.700%)
6.170%(c)	09/25/34	18	15,820
Option One Mortgage Accept Corp., Asset-Backed Certificates,
Series 2003-05, Class A2, 1 Month SOFR + 0.754% (Cap N/A, Floor 0.640%)
6.110%(c)	08/25/33	20	19,364

			67,333

Other — 0.0%
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month SOFR + 2.914% (Cap N/A, Floor 2.800%)
8.270%(c)	06/25/24	280	274,422

Residential Mortgage-Backed Securities — 0.0%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates,
Series 2004-R01, Class A2, 1 Month SOFR + 0.714% (Cap N/A, Floor 0.600%)
6.070%(c)	02/25/34	6	5,116
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-W10, Class A2, 1 Month SOFR + 0.894% (Cap N/A, Floor 0.780%)
3.826%(c)	10/25/34	12	11,492
Countrywide Asset-Backed Certificates Trust,
Series 2004-BC04, Class M1, 1 Month SOFR + 1.164% (Cap N/A, Floor 1.050%)
6.520%(c)	11/25/34	5	4,446
Merrill Lynch Mortgage Investors Trust,
Series 2004-WMC03, Class M2, 1 Month SOFR + 1.959% (Cap N/A, Floor 1.845%)
7.315%(c)	01/25/35	14	13,897
Structured Asset Investment Loan Trust,
Series 2004-BNC01, Class A4, 1 Month SOFR + 1.054% (Cap N/A, Floor 0.940%)
6.397%(c)	09/25/34	50	49,378

			84,329

Student Loans — 0.0%
Laurel Road Prime Student Loan Trust,
Series 2019-A, Class A2FX, 144A
2.730%	10/25/48	12	11,898
SoFi Professional Loan Program LLC,
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48	80	74,176

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
SoFi Professional Loan Program Trust,
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46		141	$131,776

				217,850

TOTAL ASSET-BACKED SECURITIES (cost $261,756,752)				256,846,488

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.4%
BANK,
Series 2017-BNK06, Class A4
3.254%	07/15/60		115	108,742
Barclays Commercial Mortgage Securities Trust,
Series 2019-C04, Class A4
2.661%	08/15/52		375	339,972
BPR Trust,
Series 2021-TY, Class C, 144A, 1 Month SOFR + 1.814% (Cap N/A, Floor 1.700%)
7.176%(c)	09/15/38		300	285,716
Series 2021-TY, Class D, 144A, 1 Month SOFR + 2.464% (Cap N/A, Floor 2.350%)
7.826%(c)	09/15/38		600	574,766
CD Mortgage Trust,
Series 2017-CD05, Class A3
3.171%	08/15/50		340	316,445
CFCRE Commercial Mortgage Trust,
Series 2016-C06, Class A2
2.950%	11/10/49		360	340,884
Series 2016-C07, Class A2
3.585%	12/10/54		326	307,623
Citigroup Commercial Mortgage Trust,
Series 2017-C04, Class A3
3.209%	10/12/50		313	291,984
Series 2019-GC41, Class A4
2.620%	08/10/56		375	330,145
Commercial Mortgage Trust,
Series 2014-UBS06, Class A4
3.378%	12/10/47		224	219,677
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A
3.953%	09/15/37		125	108,392
CSAIL Commercial Mortgage Trust,
Series 2017-CX10, Class A4
3.191%	11/15/50		285	261,725
Series 2018-CX12, Class A3 (original cost $300,200; purchased 07/09/21)(f)
3.959%	08/15/51		265	251,070
Series 2019-C17, Class A4
2.763%	09/15/52		145	125,640
Deco DAC (United Kingdom),
Series 2019-RAM, Class A, SONIA + 2.007% (Cap N/A, Floor 2.007%)
7.227%(c)	08/07/30	GBP	575	723,880
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A4
2.632%	08/10/49		302	280,273
DOLP Trust,
Series 2021-NYC, Class A, 144A
2.956%	05/10/41		195	160,539

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates,
Series K040, Class X1, IO
0.649%(cc)	09/25/24		151	$451
Series K052, Class X1, IO
0.626%(cc)	11/25/25		12,689	120,633
Series K055, Class X1, IO
1.336%(cc)	03/25/26		2,983	76,028
Series K097, Class X1, IO
1.091%(cc)	07/25/29		1,534	75,756
Series K131, Class X1, IO
0.728%(cc)	07/25/31		15,065	662,801
Series K-160, Class A2
4.500%(cc)	08/25/33		220	221,064
Series K736, Class X1, IO
1.283%(cc)	07/25/26		216	5,458
Series K741, Class X1, IO
0.567%(cc)	12/25/27		214	3,919
GS Mortgage Securities Corp. Trust,
Series 2021-IP, Class D, 144A, 1 Month SOFR + 2.214% (Cap N/A, Floor 2.100%)
7.576%(c)	10/15/36		360	328,284
Series 2021-IP, Class E, 144A, 1 Month SOFR + 3.664% (Cap N/A, Floor 3.550%)
9.026%(c)	10/15/36		560	502,655
GS Mortgage Securities Trust,
Series 2014-GC26, Class A4
3.364%	11/10/47		157	154,190
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2021-NYAH, Class G, 144A, 1 Month SOFR + 2.754% (Cap N/A, Floor 2.640%)
8.116%(c)	06/15/38		1,150	808,977
Series 2021-NYAH, Class H, 144A, 1 Month SOFR + 3.504% (Cap N/A, Floor 3.390%)
8.866%(c)	06/15/38		625	414,538
Series 2022-ACB, Class D, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)
8.238%(c)	03/15/39		400	381,932
Series 2022-ACB, Class E, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 3.350%)
8.688%(c)	03/15/39		1,050	1,001,142
Morgan Stanley Capital I Trust,
Series 2019-H07, Class A3
3.005%	07/15/52		65	58,301
Series 2019-MEAD, Class D, 144A
3.177%(cc)	11/10/36		700	587,527
ONE Mortgage Trust,
Series 2021-PARK, Class D, 144A, 1 Month SOFR + 1.614% (Cap N/A, Floor 1.500%)
6.976%(c)	03/15/36		150	136,002
Taurus DAC (United Kingdom),
Series 2021-UK4A, Class D, 144A, SONIA + 2.100% (Cap N/A, Floor 2.100%)
7.321%(c)	08/17/31	GBP	1,769	2,139,922
UBS Commercial Mortgage Trust,
Series 2018-C12, Class A4 (original cost $492,468; purchased 07/09/21)(f)
4.030%	08/15/51		435	412,241

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-C16, Class A3
3.344%	04/15/52	375	$346,734
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50	43	43,054
Series 2017-C38, Class A4
3.190%	07/15/50	331	309,805
Series 2019-C49, Class A3
3.749%	03/15/52	495	478,633
Series 2019-C52, Class A4
2.643%	08/15/52	240	214,708

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $16,534,574)			14,512,228

CORPORATE BONDS — 6.7%
Aerospace & Defense — 0.2%
Boeing Co. (The),
Sr. Unsec’d. Notes
1.433%	02/04/24	2,000	1,991,957
2.196%	02/04/26	613	579,275
3.625%	02/01/31	820	762,337
5.705%	05/01/40	50	51,822
5.805%	05/01/50	105	108,903
5.930%	05/01/60	45	46,718
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.125%	06/15/26	133	132,233
7.500%	02/01/29(a)	125	126,424
7.875%	04/15/27(a)	2,205	2,208,197
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
4.950%	10/15/25(a)	275	277,492

			6,285,358

Agriculture — 0.1%
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29	2,170	1,986,648

Airlines — 0.1%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A
5.500%	04/20/26	83	82,705
5.750%	04/20/29	115	111,720
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26	1,940	1,892,121
4.625%	04/15/29	90	83,872

			2,170,418

Apparel — 0.1%
Levi Strauss & Co.,
Sr. Unsec’d. Notes, 144A
3.500%	03/01/31(a)	260	226,216

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Apparel (cont’d.)
William Carter Co. (The),
Gtd. Notes, 144A
5.625%	03/15/27		2,585	$2,558,800

				2,785,016

Auto Manufacturers — 0.2%
Daimler Truck Finance North America LLC (Germany),
Gtd. Notes, 144A
5.500%	09/20/33		170	173,391
Ford Motor Co.,
Sr. Unsec’d. Notes
3.250%	02/12/32(a)		925	769,544
4.750%	01/15/43		472	389,900
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.664%	09/08/24		1,300	1,277,735
4.000%	11/13/30		500	448,164
6.800%	05/12/28		575	600,633
General Motors Co.,
Sr. Unsec’d. Notes
6.250%	10/02/43		285	291,563
Mercedes-Benz Finance North America LLC (Germany),
Gtd. Notes, 144A
5.375%	11/26/25		345	348,663
Stellantis Finance US, Inc.,
Gtd. Notes, 144A
2.691%	09/15/31(a)		275	230,577
Volkswagen International Finance NV (Germany),
Gtd. Notes
3.875%(ff)	06/17/29(oo)	EUR	800	806,943

				5,337,113

Auto Parts & Equipment — 0.1%
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25		60	59,700
Dana, Inc.,
Sr. Unsec’d. Notes
4.250%	09/01/30		470	420,518
5.625%	06/15/28(a)		625	619,465
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A
8.000%	11/17/28		675	577,050

				1,676,733

Banks — 1.1%
ABN AMRO Bank NV (Netherlands),
Covered Bonds, EMTN
0.400%	09/17/41	EUR	300	208,097
Sr. Non-Preferred Notes, 144A, MTN
6.575%(ff)	10/13/26		400	406,063
Agricultural Development Bank of China (China),
Sr. Unsec’d. Notes
3.800%	10/27/30	CNH	5,000	738,368
Banco Santander SA (Spain),
Sr. Non-Preferred Notes
4.175%(ff)	03/24/28		200	192,041

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Bank Gospodarstwa Krajowego (Poland),
Gov’t. Gtd. Notes, 144A, MTN
5.375%	05/22/33		400	$405,060
Gov’t. Gtd. Notes, EMTN
0.375%	10/13/28	EUR	100	94,146
4.000%	09/08/27	EUR	300	336,567
Bank of America Corp.,
Sr. Unsec’d. Notes
2.572%(ff)	10/20/32		790	655,367
5.933%(ff)	09/15/27		225	229,529
Sr. Unsec’d. Notes, MTN
2.972%(ff)	02/04/33		20	16,995
3.194%(ff)	07/23/30		2	1,814
4.827%(ff)	07/22/26		365	362,293
Sub. Notes
2.482%(ff)	09/21/36		145	115,048
Bank of New York Mellon (The),
Sr. Unsec’d. Notes, MTN
5.224%(ff)	11/21/25		340	340,000
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes
4.750%	02/02/26		330	328,724
Sr. Unsec’d. Notes, MTN
3.450%	04/11/25		345	337,378
Banque Federative du Credit Mutuel SA (France),
Sr. Non-Preferred Notes, EMTN
4.375%	05/02/30	EUR	200	229,078
Sub. Notes
3.875%(ff)	06/16/32	EUR	200	217,809
Barclays Bank PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
0.500%	01/28/33	MXN	5,000	120,714
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
3.250%	01/17/33	GBP	195	210,327
BNP Paribas SA (France),
Sr. Non-Preferred Notes
1.875%	12/14/27	GBP	100	114,744
Sr. Non-Preferred Notes, EMTN
0.500%(ff)	01/19/30	EUR	200	189,285
3.500%	03/29/28	CNH	5,000	684,148
Sr. Preferred Notes, EMTN
3.875%(ff)	01/10/31	EUR	100	113,561
Sr. Unsec’d. Notes, 144A
5.894%(ff)	12/05/34		265	277,209
BPCE SA (France),
Sr. Non-Preferred Notes, 144A
1.652%(ff)	10/06/26		642	597,360
6.612%(ff)	10/19/27(a)		500	514,702
Sr. Non-Preferred Notes, EMTN
4.750%(ff)	06/14/34	EUR	100	117,251
CaixaBank SA (Spain),
Covered Bonds
1.000%	09/25/25	EUR	200	212,520
Cassa Depositi e Prestiti SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.750%	05/05/26		600	599,053

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Cie de Financement Foncier SA (France),
Covered Bonds, EMTN
3.375%	09/16/31	EUR	200	$228,745
Covered Bonds, Series DOM
0.875%	09/11/28	EUR	500	506,828
Citigroup, Inc.,
Jr. Sub. Notes
3.875%(ff)	02/18/26(oo)		605	536,036
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)		150	139,773
Jr. Sub. Notes, Series W
4.000%(ff)	12/10/25(a)(oo)		610	562,030
Sr. Unsec’d. Notes
4.075%(ff)	04/23/29		1,405	1,353,434
Sub. Notes
6.174%(ff)	05/25/34		360	373,379
Cooperatieve Rabobank UA (Netherlands),
Covered Bonds, EMTN
0.125%	12/01/31	EUR	1,100	987,445
Sr. Preferred Notes, GMTN
3.500%	12/14/26	AUD	400	261,732
Credit Agricole SA (France),
Sr. Non-Preferred Notes, 144A
6.316%(ff)	10/03/29		270	283,472
Sr. Preferred Notes, EMTN
3.875%	11/28/34	EUR	100	115,398
Danske Bank A/S (Denmark),
Sr. Non-Preferred Notes, EMTN
4.750%(ff)	06/21/30	EUR	460	535,039
Sub. Notes, EMTN
2.500%(ff)	06/21/29	EUR	900	981,434
Deutsche Bank AG (Germany),
Sr. Non-Preferred Notes
2.552%(ff)	01/07/28		335	306,640
Sr. Non-Preferred Notes, EMTN
0.750%(ff)	02/17/27	EUR	1,000	1,029,555
Sub. Notes, EMTN
3.662%(ff)	04/10/25	CNH	2,000	277,872
Emirates NBD Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes
3.050%	02/26/30	AUD	950	569,135
Fifth Third Bancorp,
Sr. Unsec’d. Notes
6.339%(ff)	07/27/29		70	72,826
First Abu Dhabi Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
0.125%	02/16/26	EUR	400	406,898
3.400%	08/18/25	CNH	1,320	184,509
3.500%	07/02/25	CNH	2,200	307,580
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A
12.000%	10/01/28		175	190,822
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series V
4.125%(ff)	11/10/26(oo)		385	342,613
Sr. Unsec’d. Notes
1.992%(ff)	01/27/32		1,000	809,345

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
4.482%(ff)	08/23/28		210	$206,156
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
0.641%(ff)	09/24/29	EUR	185	178,922
3.000%(ff)	07/22/28	GBP	800	948,595
Sr. Unsec’d. Notes, EMTN
4.787%(ff)	03/10/32	EUR	180	209,956
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
6.208%(ff)	08/21/29		330	340,208
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
0.250%(ff)	02/18/29	EUR	100	95,711
3.869%(ff)	03/28/26		390	382,154
Intesa Sanpaolo SpA (Italy),
Sr. Non-Preferred Notes, 144A
7.778%(ff)	06/20/54		200	205,158
Israel Discount Bank Ltd. (Israel),
Sr. Unsec’d. Notes, 144A
5.375%	01/26/28		300	290,906
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)		605	582,782
Sr. Unsec’d. Notes
0.991%(ff)	04/28/26	GBP	400	481,386
2.069%(ff)	06/01/29		420	372,365
2.545%(ff)	11/08/32		430	359,208
2.580%(ff)	04/22/32		361	305,525
4.851%(ff)	07/25/28(a)		365	365,034
KBC Group NV (Belgium),
Sr. Unsec’d. Notes, EMTN
4.375%(ff)	04/19/30	EUR	200	228,895
Kreditanstalt fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes
0.375%	04/23/25	EUR	1,480	1,580,632
4.125%	07/15/33		1,536	1,541,515
Gov’t. Gtd. Notes, EMTN
0.875%	07/04/39	EUR	1,209	1,012,979
M&T Bank Corp.,
Sr. Unsec’d. Notes
5.053%(ff)	01/27/34(a)		75	71,054
7.413%(ff)	10/30/29		495	533,119
MFB Magyar Fejlesztesi Bank Zrt (Hungary),
Gov’t. Gtd. Notes
1.375%	06/24/25	EUR	300	315,633
Morgan Stanley,
Sr. Unsec’d. Notes
3.620%(ff)	04/17/25		425	422,423
5.449%(ff)	07/20/29		140	142,649
Sr. Unsec’d. Notes, EMTN
0.000%	04/02/32		100	59,400
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31		700	613,179
Sr. Unsec’d. Notes, MTN
2.943%(ff)	01/21/33		220	186,989
5.250%(ff)	04/21/34		135	134,861

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sub. Notes
2.484%(ff)	09/16/36		130	$103,190
Nederlandse Waterschapsbank NV (Netherlands),
Sr. Unsec’d. Notes, EMTN
0.000%	11/16/26	EUR	1,074	1,104,352
Permanent TSB Group Holdings PLC (Ireland),
Sr. Unsec’d. Notes
6.625%(ff)	04/25/28	EUR	200	232,757
6.625%(ff)	06/30/29	EUR	135	159,462
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
6.875%(ff)	10/20/34		150	166,578
QNB Finance Ltd. (Qatar),
Gtd. Notes, EMTN
3.800%	06/17/25	CNH	1,000	140,365
Gtd. Notes, MTN
4.900%	02/01/28	AUD	550	371,469
Societe Generale SA (France),
Sr. Non-Preferred Notes, 144A
2.889%(ff)	06/09/32		200	164,931
Sr. Non-Preferred Notes, EMTN
1.250%	12/07/27	GBP	200	221,152
Sub. Notes, EMTN
1.000%(ff)	11/24/30	EUR	1,000	1,035,041
State Street Corp.,
Sr. Unsec’d. Notes
5.272%	08/03/26		480	486,708
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes
5.103%	01/09/26		340	341,548
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
5.867%(ff)	06/08/34		55	56,122
7.161%(ff)	10/30/29		140	151,074
U.S. Bancorp,
Sr. Unsec’d. Notes
5.836%(ff)	06/12/34(a)		95	98,051
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes
2.875%(ff)	04/02/32	EUR	100	102,960
Sr. Unsec’d. Notes, 144A
6.246%(ff)	09/22/29		275	286,327
Sr. Unsec’d. Notes, EMTN
0.625%	01/18/33	EUR	170	140,932
UniCredit SpA (Italy),
Sr. Non-Preferred Notes, 144A
2.569%(ff)	09/22/26		850	799,690
Wells Fargo & Co.,
Sr. Unsec’d. Notes
5.389%(ff)	04/24/34		105	105,374
6.303%(ff)	10/23/29(a)		135	142,412
6.491%(ff)	10/23/34		60	65,345
Sr. Unsec’d. Notes, MTN
5.557%(ff)	07/25/34		640	652,196

				39,623,221

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Beverages — 0.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36		225	$224,559
4.900%	02/01/46		645	631,335
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.350%	06/01/40		170	159,078
5.550%	01/23/49		125	134,813
Diageo Capital PLC (United Kingdom),
Gtd. Notes
5.200%	10/24/25(a)		200	201,666
5.300%	10/24/27		240	247,468

				1,598,919

Biotechnology — 0.0%
Amgen, Inc.,
Sr. Unsec’d. Notes
4.200%	03/01/33		90	85,634
5.150%	03/02/28		425	434,550
5.600%	03/02/43		45	46,534
5.650%	03/02/53		20	21,084
5.750%	03/02/63		70	73,625

				661,427

Building Materials — 0.1%
Carrier Global Corp.,
Sr. Unsec’d. Notes, 144A
4.125%	05/29/28	EUR	280	316,673
4.375%	05/29/25	EUR	200	222,611
4.500%	11/29/32	EUR	200	235,841
5.800%	11/30/25		655	664,077
6.200%	03/15/54		50	57,973
Griffon Corp.,
Gtd. Notes
5.750%	03/01/28		888	872,959
JELD-WEN, Inc.,
Gtd. Notes, 144A
4.625%	12/15/25		127	123,247
Masonite International Corp.,
Gtd. Notes, 144A
3.500%	02/15/30(a)		150	129,635
Sika Capital BV (Switzerland),
Gtd. Notes
1.500%	04/29/31	EUR	135	133,860
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A
6.000%	11/01/28		1,085	1,071,141
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	07/15/30		725	665,203

				4,493,220

Chemicals — 0.0%
Celanese US Holdings LLC,
Gtd. Notes
6.350%	11/15/28		100	104,856

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
6.700%	11/15/33(a)		150	$163,055
FMC Corp.,
Sr. Unsec’d. Notes
5.150%	05/18/26		190	189,801
Rain Carbon, Inc.,
Sr. Sec’d. Notes, 144A
12.250%	09/01/29		300	293,432

				751,144

Commercial Services — 0.2%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.000%	06/01/29(a)		1,205	987,131
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A
4.625%	06/01/28		1,380	1,245,450
Autostrade per l’Italia SpA (Italy),
Sr. Unsec’d. Notes
2.000%	12/04/28	EUR	305	308,884
Sr. Unsec’d. Notes, EMTN
2.250%	01/25/32	EUR	545	515,857
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes
2.375%	09/25/26	EUR	300	317,487
4.250%	09/25/30	GBP	500	591,425
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.900%	05/01/33		45	44,955
5.400%	05/01/53		80	84,123
Freeport Terminal Malta PLC (Malta),
Gov’t. Gtd. Notes
7.250%	05/15/28		300	326,294
Gov’t. Gtd. Notes, 144A
7.250%	05/15/28		300	326,018
GTCR W-2 Merger Sub LLC,
Sr. Sec’d. Notes, 144A
7.500%	01/15/31		200	212,189
Northeastern University,
Unsec’d. Notes, Series 2020
2.894%	10/01/50		117	82,037
S&P Global, Inc.,
Gtd. Notes
2.450%	03/01/27		450	424,324
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32		1,375	1,221,227
4.875%	01/15/28(a)		130	126,974
5.250%	01/15/30(a)		1,760	1,736,789

				8,551,164

Computers — 0.0%
NCR Atleos Corp.,
Sr. Sec’d. Notes, 144A
9.500%	04/01/29		394	419,833

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Distribution/Wholesale — 0.1%
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28		2,020	$1,834,539

Diversified Financial Services — 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
2.450%	10/29/26		250	231,193
American Express Co.,
Sub. Notes
5.625%(ff)	07/28/34		115	119,022
BlackRock, Inc.,
Sr. Unsec’d. Notes
4.750%	05/25/33(a)		120	121,244
BPCE SFH SA (France),
Covered Bonds
1.125%	04/12/30	EUR	1,200	1,198,970
3.250%	04/12/28	EUR	400	449,901
Capital One Financial Corp.,
Sr. Unsec’d. Notes
6.377%(ff)	06/08/34		400	412,258
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
1.125%	04/06/27	EUR	1,491	1,564,366
CPPIB Capital, Inc. (Canada),
Gtd. Notes, EMTN
0.250%	04/06/27	EUR	841	860,132
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
1.850%	09/15/32(a)		115	92,274
4.600%	03/15/33(a)		235	234,565
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
6.000%	01/15/27(a)		1,350	1,340,279
OMERS Finance Trust (Canada),
Gtd. Notes, 144A
3.500%	04/19/32		565	521,448
4.000%	04/20/28		465	456,213
5.500%	11/15/33		404	428,637
OneMain Finance Corp.,
Gtd. Notes
7.125%	03/15/26		2,760	2,812,519
Ontario Teachers’ Finance Trust (Canada),
Gtd. Notes
0.500%	05/06/25	EUR	608	646,777
Gtd. Notes, 144A
1.250%	09/27/30		3,158	2,565,959
2.000%	04/16/31		1,181	996,701
Gtd. Notes, EMTN
0.100%	05/19/28	EUR	1,047	1,026,678
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
4.250%	02/15/29		655	590,084
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, GMTN
1.841%	09/21/28	EUR	500	482,382

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Visa, Inc.,
Sr. Unsec’d. Notes
2.000%	06/15/29	EUR	100	$106,030

				17,257,632

Electric — 0.7%
Bulgarian Energy Holding EAD (Bulgaria),
Sr. Unsec’d. Notes
2.450%	07/22/28	EUR	600	576,262
Caledonia Generating LLC,
Sr. Sec’d. Notes, 144A
1.950%	02/28/34		244	206,691
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31		610	537,230
4.500%	02/15/28		1,190	1,132,197
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29		45	41,794
5.000%	02/01/31		505	463,166
5.125%	03/15/28		2,040	1,954,899
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes
5.000%	09/29/36		847	705,294
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	06/01/28		234	229,690
Duke Energy Corp.,
Sr. Unsec’d. Notes
4.300%	03/15/28		155	152,764
EDP Servicios Financieros Espana SA (Portugal),
Sr. Unsec’d. Notes, EMTN
4.375%	04/04/32	EUR	480	564,180
Engie SA (France),
Jr. Sub. Notes
3.250%(ff)	11/28/24(oo)	EUR	600	652,130
Sr. Unsec’d. Notes, EMTN
3.625%	01/11/30	EUR	400	452,885
4.000%	01/11/35	EUR	100	114,556
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, MTN
6.350%	08/10/28		2,200	2,136,062
Eversource Energy,
Sr. Unsec’d. Notes
4.750%	05/15/26		230	228,834
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44		75	72,609
Iberdrola International BV (Spain),
Gtd. Notes, Series NC5
1.874%(ff)	01/28/26(oo)	EUR	900	934,737
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, EMTN
7.750%	12/15/27		500	530,575
ITC Holdings Corp.,
Sr. Unsec’d. Notes, 144A
4.950%	09/22/27		55	55,220

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
National Grid Electricity Distribution East Midlands PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
3.530%	09/20/28	EUR	170	$190,351
National Grid PLC (United Kingdom),
Sr. Unsec’d. Notes
5.809%	06/12/33		100	103,819
Sr. Unsec’d. Notes, EMTN
3.245%	03/30/34	EUR	135	141,549
New England Power Co. (United Kingdom),
Sr. Unsec’d. Notes, 144A
2.807%	10/06/50		103	65,879
Niagara Mohawk Power Corp.,
Sr. Unsec’d. Notes, 144A
5.783%	09/16/52		45	46,592
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28		730	727,255
Gtd. Notes, 144A
3.375%	02/15/29(a)		170	150,191
3.625%	02/15/31	1,205		1,036,535
3.875%	02/15/32		55	47,098
Jr. Sub. Notes, 144A
10.250%(ff)	03/15/28(oo)		300	312,288
NTPC Ltd. (India),
Sr. Unsec’d. Notes, EMTN
2.750%	02/01/27	EUR	600	628,741
Pacific Gas & Electric Co.,
First Mortgage
3.300%	08/01/40		150	109,945
4.950%	07/01/50		120	102,908
6.100%	01/15/29		465	480,918
Sr. Sec’d. Notes
3.250%	06/01/31		240	208,009
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (Indonesia),
Sr. Unsec’d. Notes
1.875%	11/05/31	EUR	400	358,015
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
2.450%	11/15/31		95	79,921
Sempra,
Sr. Unsec’d. Notes
3.300%	04/01/25		270	263,360
3.700%	04/01/29		20	19,050
Southern California Edison Co.,
First Mortgage
5.650%	10/01/28		65	67,777
5.850%	11/01/27		130	135,786
First Ref. Mortgage, Series 08-A
5.950%	02/01/38		21	22,032
Southern Co. (The),
Sr. Unsec’d. Notes
5.200%	06/15/33		120	122,443
5.500%	03/15/29		650	676,499
5.700%	03/15/34		80	84,251
Southwestern Public Service Co.,
First Mortgage
4.500%	08/15/41		31	27,549

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26(oo)		1,050	$1,040,539
8.000%(ff)	10/15/26(oo)		2,550	2,541,247
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		2,735	2,663,148
5.500%	09/01/26		20	19,870
5.625%	02/15/27		5	4,944
Sr. Sec’d. Notes, 144A
3.550%	07/15/24		465	457,969

				24,678,253

Electronics — 0.0%
Assa Abloy AB (Sweden),
Sr. Unsec’d. Notes, EMTN
3.875%	09/13/30	EUR	300	346,935
Honeywell International, Inc.,
Sr. Unsec’d. Notes
3.750%	05/17/32	EUR	600	684,583
4.125%	11/02/34	EUR	230	269,199

				1,300,717

Engineering & Construction — 0.1%
Heathrow Funding Ltd. (United Kingdom),
Sr. Sec’d. Notes
1.500%	10/12/27	EUR	800	854,623
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes
3.875%	04/30/28		206	192,950
5.500%	07/31/47		200	171,836
Sr. Sec’d. Notes, 144A
3.875%	04/30/28		294	275,375
TopBuild Corp.,
Gtd. Notes, 144A
4.125%	02/15/32		450	402,237

				1,897,021

Entertainment — 0.1%
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	02/15/30		425	436,936
Sr. Unsec’d. Notes, 144A
4.625%	10/15/29(a)		1,350	1,220,447
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A
5.875%	09/01/31(a)		1,325	1,024,581
Warnermedia Holdings, Inc.,
Gtd. Notes
3.638%	03/15/25		410	401,373
4.054%	03/15/29		70	66,376
4.279%	03/15/32		160	146,379
5.050%	03/15/42(a)		375	330,630
5.141%	03/15/52		55	47,324
6.412%	03/15/26		580	580,449

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Entertainment (cont’d.)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29		46	$43,449

				4,297,944

Environmental Control — 0.0%
GFL Environmental, Inc. (Canada),
Sr. Sec’d. Notes, 144A
6.750%	01/15/31		240	247,296
Veralto Corp.,
Gtd. Notes, 144A
5.350%	09/18/28(a)		350	358,752
5.500%	09/18/26		675	686,248

				1,292,296

Foods — 0.3%
B&G Foods, Inc.,
Gtd. Notes
5.250%	09/15/27(a)		825	750,880
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
3.250%	02/16/26	GBP	3,170	3,738,522
4.500%	02/16/26	GBP	220	265,000
Bellis Finco PLC (United Kingdom),
Gtd. Notes
4.000%	02/16/27	GBP	2,300	2,537,778
Sr. Unsec’d. Notes, 144A
4.000%	02/16/27	GBP	1,192	1,315,231
Bimbo Bakeries USA, Inc. (Mexico),
Gtd. Notes, 144A
6.400%	01/15/34		200	221,607
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes
5.125%	02/01/28		500	496,144
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30		25	23,063
4.375%	01/31/32		245	223,618
Post Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
4.500%	09/15/31(a)		625	561,731

				10,133,574

Forest Products & Paper — 0.0%
Suzano Austria GmbH (Brazil),
Gtd. Notes
3.750%	01/15/31		102	89,218

Gas — 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.750%	05/20/27		331	321,943
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.001%	08/01/29		327	292,850
National Gas Transmission PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
1.125%	01/14/33	GBP	100	92,500

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Gas (cont’d.)
Southern California Gas Co.,
First Mortgage
6.350%	11/15/52		115	$131,576
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	05/30/47		100	84,607
Terega SA (France),
Sr. Unsec’d. Notes
0.875%	09/17/30	EUR	600	559,623

				1,483,099

Hand/Machine Tools — 0.0%
Regal Rexnord Corp.,
Gtd. Notes, 144A
6.050%	02/15/26		242	244,582

Healthcare-Products — 0.0%
Boston Scientific Corp.,
Sr. Unsec’d. Notes
0.625%	12/01/27	EUR	310	312,694
GE HealthCare Technologies, Inc.,
Gtd. Notes
5.550%	11/15/24(a)		475	475,287

				787,981

Healthcare-Services — 0.3%
Bon Secours Mercy Health, Inc.,
Sec’d. Notes, Series 20-2
2.095%	06/01/31		193	158,230
CommonSpirit Health,
Sr. Sec’d. Notes
2.782%	10/01/30		239	207,044
3.910%	10/01/50		60	47,251
DaVita, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31		125	102,613
4.625%	06/01/30		1,340	1,171,412
HCA, Inc.,
Gtd. Notes
3.625%	03/15/32		35	31,308
4.625%	03/15/52		50	42,672
5.000%	03/15/24		1,375	1,372,190
5.250%	06/15/26		450	452,289
5.375%	02/01/25		725	724,702
5.875%	02/01/29		150	154,764
5.900%	06/01/53		185	189,963
Humana, Inc.,
Sr. Unsec’d. Notes
5.950%	03/15/34		150	160,613
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A
7.250%	11/01/25		900	879,796
Roche Holdings, Inc.,
Gtd. Notes, 144A
1.930%	12/13/28(a)		250	223,017
Tenet Healthcare Corp.,
Gtd. Notes
6.125%	10/01/28(a)		525	522,573

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Sr. Sec’d. Notes
4.250%	06/01/29		450	$418,966
4.375%	01/15/30		125	116,035
4.875%	01/01/26		5	4,946
5.125%	11/01/27		1,350	1,320,656
Trinity Health Corp.,
Sr. Unsec’d. Notes, Series 2021
2.632%	12/01/40		137	99,413
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/39		140	119,057
4.375%	03/15/42		110	101,946
5.050%	04/15/53		150	151,734
5.200%	04/15/63		70	71,546
5.250%	02/15/28(a)		235	243,081

				9,087,817

Home Builders — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
6.625%	01/15/28		1,677	1,633,612
Beazer Homes USA, Inc.,
Gtd. Notes
5.875%	10/15/27		50	48,813
7.250%	10/15/29(a)		1,113	1,126,270
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A
6.250%	09/15/27		265	256,388
Sr. Unsec’d. Notes, 144A
5.000%	06/15/29		2,225	1,963,562
Century Communities, Inc.,
Gtd. Notes
6.750%	06/01/27		81	81,906
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30(a)		1,745	1,603,219
5.250%	12/15/27		25	24,188
Taylor Morrison Communities, Inc.,
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30		1,092	1,057,986

				7,795,944

Insurance — 0.1%
Allianz SE (Germany),
Sub. Notes
5.824%(ff)	07/25/53	EUR	200	241,367
Allstate Corp. (The),
Sr. Unsec’d. Notes
5.250%	03/30/33(a)		95	97,047
Assicurazioni Generali SpA (Italy),
Jr. Sub. Notes, EMTN
4.596%(ff)	11/21/25(oo)	EUR	1,000	1,098,430
BUPA Finance PLC (United Kingdom),
Gtd. Notes
5.000%	10/12/30	EUR	230	272,304

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes
3.500%	04/04/25		225	$219,504
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes
3.375%	03/03/31		450	394,967
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
5.700%	09/15/53		160	173,872
Northwestern Mutual Global Funding,
Sr. Sec’d. Notes, 144A, MTN
1.700%	06/01/28		141	123,979
Pension Insurance Corp. PLC (United Kingdom),
Sub. Notes
5.625%	09/20/30	GBP	600	728,637
Swiss Re Finance UK PLC,
Gtd. Notes, EMTN
2.714%(ff)	06/04/52	EUR	500	490,320
Unum Group,
Sr. Unsec’d. Notes
4.125%	06/15/51		570	426,295

				4,266,722

Internet — 0.0%
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
4.250%	05/15/29	EUR	405	472,446
Meta Platforms, Inc.,
Sr. Unsec’d. Notes
5.600%	05/15/53		310	336,562
5.750%	05/15/63(a)		110	120,582
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, EMTN
3.840%	04/22/51		200	149,296

				1,078,886

Investment Companies — 0.0%
MDGH GMTN RSC Ltd. (United Arab Emirates),
Gtd. Notes, GMTN
0.375%	03/10/27	EUR	400	399,184

Iron/Steel — 0.0%
POSCO (South Korea),
Sr. Unsec’d. Notes, 144A
5.750%	01/17/28		200	204,702

Leisure Time — 0.0%
NCL Corp. Ltd.,
Gtd. Notes, 144A
5.875%	03/15/26		275	266,750
Sr. Sec’d. Notes, 144A
5.875%	02/15/27		350	347,602
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A
7.250%	01/15/30(a)		150	156,000

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Leisure Time (cont’d.)
Viking Cruises Ltd.,
Gtd. Notes, 144A
5.875%	09/15/27	775	$753,687

			1,524,039

Lodging — 0.0%
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
3.625%	02/15/32	80	69,659
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27	65	63,917
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.200%	08/08/24	550	539,323
3.500%	08/18/26	190	181,444
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.500%	01/15/26	625	607,812

			1,462,155

Machinery-Diversified — 0.0%
Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	01/01/30	250	261,668
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
4.750%	06/08/26(a)	480	483,433
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A
11.500%	09/01/28	475	493,266

			1,238,367

Media — 0.3%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32	560	480,110
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31	511	446,433
4.250%	01/15/34	900	731,871
4.500%	08/15/30	55	49,674
4.500%	06/01/33	305	257,325
4.750%	03/01/30	551	504,024
5.000%	02/01/28	115	110,087
5.125%	05/01/27	366	354,133
5.375%	06/01/29	235	222,370
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.900%	06/01/52	730	491,411
Comcast Corp.,
Gtd. Notes
5.250%	11/07/25	100	101,128
CSC Holdings LLC,
Gtd. Notes, 144A
5.500%	04/15/27	1,425	1,301,073

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Media (cont’d.)
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30		1,550	$929,445
5.750%	01/15/30		1,000	622,638
Discovery Communications LLC,
Gtd. Notes
5.300%	05/15/49		285	246,283
DISH DBS Corp.,
Gtd. Notes
5.125%	06/01/29		140	72,167
5.875%	11/15/24(a)		280	263,807
7.750%	07/01/26		2,840	1,982,666
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
8.000%	08/15/28		705	728,731
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes
5.250%	05/15/29	GBP	690	816,059

				10,711,435

Mining — 0.0%
Anglo American Capital PLC (South Africa),
Gtd. Notes, EMTN
4.750%	09/21/32	EUR	350	405,365
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN
5.315%	04/14/32		200	195,625
Sr. Unsec’d. Notes, EMTN
5.315%	04/14/32		200	195,625

				796,615

Multi-National — 0.1%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
4.500%	03/07/28	EUR	200	229,815
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.875%	01/12/33	EUR	650	733,167
Sr. Unsec’d. Notes, 144A, MTN
2.422%(s)	05/28/37	CAD	400	175,282
Sr. Unsec’d. Notes, EMTN
1.125%	09/15/36	EUR	200	181,743
3.000%	10/14/33	EUR	585	667,704
International Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes
4.750%	11/14/33		409	431,766

				2,419,477

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26		560	524,353

Oil & Gas — 0.4%
Aker BP ASA (Norway),
Gtd. Notes, 144A
3.100%	07/15/31		455	388,912
Sr. Unsec’d. Notes, 144A
6.000%	06/13/33		195	202,409

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Antero Resources Corp.,
Gtd. Notes, 144A
5.375%	03/01/30(a)		250	$239,929
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26		710	714,108
9.000%	11/01/27		35	44,065
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
1.104%	11/15/34	EUR	183	159,174
3.625%(ff)	03/22/29(oo)	EUR	600	620,177
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.250%	06/15/37		122	115,255
Chesapeake Energy Corp.,
Gtd. Notes, 144A
5.875%	02/01/29		580	568,930
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25		225	224,551
Civitas Resources, Inc.,
Gtd. Notes, 144A
8.375%	07/01/28		250	261,467
8.625%	11/01/30		125	132,971
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.850%	12/15/25		494	499,713
Equinor ASA (Norway),
Gtd. Notes
2.875%	04/06/25		370	360,816
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes
4.250%	04/06/24	GBP	500	503,487
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	02/01/29		140	135,999
6.000%	04/15/30		550	533,604
6.000%	02/01/31		140	134,799
6.250%	04/15/32		700	673,532
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
5.875%	02/01/29		45	43,592
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
5.875%	09/01/25		340	342,429
6.125%	01/01/31		68	70,730
6.200%	03/15/40		15	15,464
6.600%	03/15/46(a)		43	46,474
6.950%	07/01/24		180	180,988
7.500%	05/01/31		106	118,910
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.375%	10/01/29	GBP	100	118,650
6.625%	01/16/34	GBP	1,050	1,272,721
Petroleos Mexicanos (Mexico),
Gtd. Notes, EMTN
4.875%	02/21/28	EUR	1,600	1,536,981

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
QatarEnergy (Qatar),
Sr. Unsec’d. Notes
3.125%	07/12/41		200	$153,520
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25		310	305,936
Santos Finance Ltd. (Australia),
Gtd. Notes, 144A
3.649%	04/29/31		840	727,967
Southwestern Energy Co.,
Gtd. Notes
5.375%	02/01/29		950	925,004
TotalEnergies SE (France),
Jr. Sub. Notes, Series NC7, EMTN
1.625%(ff)	10/25/27(oo)	EUR	600	592,387
Wintershall Dea Finance BV (Germany),
Gtd. Notes
1.823%	09/25/31	EUR	200	188,687

				13,154,338

Packaging & Containers — 0.0%
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	10/15/28(a)		350	329,300

Pharmaceuticals — 0.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.050%	11/21/39		222	200,771
4.250%	11/21/49		70	62,474
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
6.450%	09/15/37		90	105,328
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27		149	82,238
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28		120	55,001
5.000%	02/15/29		639	274,770
5.250%	01/30/30		2,005	894,731
5.250%	02/15/31		450	193,500
6.250%	02/15/29		1,400	609,000
Bayer US Finance LLC (Germany),
Gtd. Notes, 144A
6.125%	11/21/26		200	203,156
Cigna Group (The),
Sr. Unsec’d. Notes
5.685%	03/15/26(a)		810	810,463
Eli Lilly & Co.,
Sr. Unsec’d. Notes
5.000%	02/27/26		420	420,193
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.750%	12/10/51		25	17,222
5.000%	05/17/53		85	87,515

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28	325	$299,132
Sr. Unsec’d. Notes, 144A
5.125%	04/30/31(a)	350	298,353
Pfizer Investment Enterprises Pte Ltd.,
Gtd. Notes
4.450%	05/19/26	735	732,291
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46	480	400,294

			5,746,432

Pipelines — 0.3%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.375%	06/15/29	1,225	1,179,471
7.875%	05/15/26	415	425,742
Columbia Pipelines Holding Co. LLC,
Sr. Unsec’d. Notes, 144A
6.055%	08/15/26	480	491,242
Columbia Pipelines Operating Co. LLC,
Sr. Unsec’d. Notes, 144A
6.036%	11/15/33	280	293,534
6.497%	08/15/43	165	177,019
Enbridge, Inc. (Canada),
Gtd. Notes
5.969%	03/08/26(a)	960	958,438
6.200%	11/15/30	50	53,493
6.700%	11/15/53	220	257,400
Energy Transfer LP,
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	840	779,814
Jr. Sub. Notes, Series H
6.500%(ff)	11/15/26(oo)	935	888,812
Sr. Unsec’d. Notes
5.400%	10/01/47	430	401,279
6.050%	12/01/26	395	406,096
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
Sr. Sec’d. Notes, 144A
2.160%	03/31/34	170	147,272
Greensaif Pipelines Bidco Sarl (Saudi Arabia),
Sr. Sec’d. Notes, 144A
6.129%	02/23/38	205	213,905
MPLX LP,
Sr. Unsec’d. Notes
4.125%	03/01/27	379	371,130
5.200%	03/01/47	245	227,824
ONEOK, Inc.,
Gtd. Notes
4.450%	09/01/49	215	180,428
5.550%	11/01/26	100	101,750
5.650%	11/01/28	180	186,036
5.800%	11/01/30	90	93,651
6.050%	09/01/33	320	338,695
6.350%	01/15/31	125	133,466
6.625%	09/01/53	95	106,513

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
6.000%	12/31/30		502	$470,868
7.500%	10/01/25		325	328,604
Targa Resources Corp.,
Gtd. Notes
6.150%	03/01/29		100	104,696
6.500%	03/30/34(a)		50	54,076
6.500%	02/15/53		165	178,717
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29		35	31,519
4.125%	08/15/31		35	30,924
Western Midstream Operating LP,
Sr. Unsec’d. Notes
3.100%	02/01/25		45	43,835
4.050%	02/01/30		745	697,659
5.250%	02/01/50		25	22,330
5.300%	03/01/48		40	34,996
5.450%	04/01/44		235	212,990
6.350%	01/15/29		225	235,059
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	06/15/27		213	205,323
4.550%	06/24/24		435	432,681

				11,497,287

Real Estate — 0.2%
Aroundtown SA (Germany),
Sr. Unsec’d. Notes, EMTN
1.000%	01/07/25	EUR	1,000	1,051,214
Balder Finland OYJ (Sweden),
Gtd. Notes, EMTN
1.000%	01/20/29	EUR	900	756,459
Blackstone Property Partners Europe Holdings Sarl (Luxembourg),
Sr. Unsec’d. Notes, EMTN
1.000%	05/04/28	EUR	200	184,956
1.625%	04/20/30	EUR	100	88,181
2.200%	07/24/25	EUR	700	738,933
Howard Hughes Corp. (The),
Gtd. Notes, 144A
5.375%	08/01/28		2,620	2,524,334
Logicor Financing Sarl (Luxembourg),
Gtd. Notes, EMTN
1.625%	07/15/27	EUR	1,000	1,013,912
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A
2.500%	10/15/31		200	161,318
Sun Hung Kai Properties Capital Market Ltd. (Hong Kong),
Gtd. Notes, EMTN
3.160%	01/25/28	CNH	3,000	413,533
3.200%	08/14/27	CNH	7,000	970,755

				7,903,595

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) — 0.2%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
4.125%	05/15/29		735	$699,738
Digital Euro Finco LLC,
Gtd. Notes
1.125%	04/09/28	EUR	500	499,651
Diversified Healthcare Trust,
Gtd. Notes
4.375%	03/01/31		525	395,529
9.750%	06/15/25		125	122,988
Sr. Unsec’d. Notes
4.750%	05/01/24		175	173,944
4.750%	02/15/28(a)		1,444	1,109,136
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
4.000%	01/15/31		420	378,413
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
4.625%	08/01/29(a)		280	203,102
5.000%	10/15/27		25	20,509
Prologis Euro Finance LLC,
Gtd. Notes
4.625%	05/23/33	EUR	185	217,847
Realty Income Corp.,
Sr. Unsec’d. Notes
4.875%	07/06/30	EUR	300	350,566
5.750%	12/05/31	GBP	490	652,156
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes, 144A
3.625%	07/15/26		650	615,610
VICI Properties LP,
Sr. Unsec’d. Notes
4.950%	02/15/30		385	373,627
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.500%	02/15/25		55	53,563
4.125%	08/15/30		10	9,162
4.250%	12/01/26		30	28,868
4.500%	09/01/26		125	121,226
4.500%	01/15/28(a)		440	419,763
4.625%	06/15/25		70	68,810
5.625%	05/01/24		5	4,988
5.750%	02/01/27		5	5,025

				6,524,221

Retail — 0.1%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.875%	01/15/28		490	464,348
AutoZone, Inc.,
Sr. Unsec’d. Notes
6.250%	11/01/28		55	58,459
6.550%	11/01/33		315	349,966
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
11.000%	11/30/28	EUR	1,600	1,879,873
12.000%	11/30/28		1,200	1,278,036

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Gap, Inc. (The),
Gtd. Notes, 144A
3.625%	10/01/29		425	$363,095
3.875%	10/01/31		375	308,970
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.300%	04/15/40		50	41,444
4.950%	09/15/52		95	96,299

				4,840,490

Semiconductors — 0.1%
Broadcom, Inc.,
Gtd. Notes, 144A
1.950%	02/15/28		326	292,896
2.600%	02/15/33		565	465,167
Sr. Unsec’d. Notes, 144A
3.469%	04/15/34		55	47,873
Intel Corp.,
Sr. Unsec’d. Notes
2.800%	08/12/41		40	30,030
3.050%	08/12/51		42	29,711
4.250%	12/15/42		16	14,426
4.800%	10/01/41		17	16,595
4.875%	02/10/26(a)		525	528,902
5.700%	02/10/53		50	54,108
Marvell Technology, Inc.,
Sr. Unsec’d. Notes
5.750%	02/15/29		125	129,330
SK Hynix, Inc. (South Korea),
Sr. Unsec’d. Notes
6.500%	01/17/33		200	210,726

				1,819,764

Software — 0.0%
Oracle Corp.,
Sr. Unsec’d. Notes
6.250%	11/09/32		85	92,432

Telecommunications — 0.2%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
8.125%	02/01/27		490	450,800
AT&T, Inc.,
Sr. Unsec’d. Notes
1.700%	03/25/26		415	388,259
3.500%	06/01/41		89	70,734
3.550%	09/15/55		345	248,737
3.950%	04/30/31	EUR	400	457,184
5.539%	02/20/26		675	675,478
Empresa Nacional de Telecomunicaciones SA (Chile),
Sr. Unsec’d. Notes, 144A
3.050%	09/14/32		300	238,687
Koninklijke KPN NV (Netherlands),
Sr. Unsec’d. Notes, GMTN
3.875%	07/03/31	EUR	300	342,689
Orange SA (France),
Jr. Sub. Notes, EMTN
2.375%(ff)	01/15/25(oo)	EUR	600	643,578

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32		55	$67,868
Sprint LLC,
Gtd. Notes
7.625%	02/15/25		255	259,518
7.625%	03/01/26		25	26,110
T-Mobile USA, Inc.,
Gtd. Notes
2.250%	02/15/26		50	47,400
2.625%	02/15/29		370	333,281
2.875%	02/15/31		284	250,105
3.000%	02/15/41		120	89,952
4.750%	02/01/28		35	34,864
4.950%	03/15/28		165	167,533
5.050%	07/15/33		120	121,036
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.650%	11/20/40		49	35,337
2.850%	09/03/41		13	9,622
2.875%	11/20/50		35	23,847
2.987%	10/30/56		48	31,940
3.000%	11/20/60		35	22,997
4.125%	03/16/27(a)		335	330,235

				5,367,791

Transportation — 0.0%
GN Bondco LLC,
Sr. Sec’d. Notes, 144A
9.500%	10/15/31		750	731,334
La Poste SA (France),
Sr. Unsec’d. Notes, EMTN
1.000%	09/17/34	EUR	100	88,250
1.375%	04/21/32	EUR	100	95,631
SNCF Reseau (France),
Sr. Unsec’d. Notes, Series MPLE
4.700%	06/01/35	CAD	300	236,348
XPO, Inc.,
Gtd. Notes, 144A
7.125%	06/01/31		100	103,829
7.125%	02/01/32		240	247,528

				1,502,920

Trucking & Leasing — 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.750%	05/24/26		290	292,197

Water — 0.0%
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.250%	06/01/51		125	92,040

TOTAL CORPORATE BONDS (cost $262,924,319)				242,309,573

Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS — 0.2%
Airlines — 0.0%
United Airlines, Inc.,
Class B Term Loan, 1 Month SOFR + 3.864%
9.148%(c)	04/21/28	903	$905,287

Auto Parts & Equipment — 0.0%
Tenneco, Inc.,
Term A Loan, 1 Month SOFR + 4.750%
10.199%(c)	11/17/28	469	406,698

Commercial Services — 0.0%
Adtalem Global Education, Inc.,
Term B Loan, 1 Month SOFR + 4.114%
9.322%(c)	08/12/28	190	190,543

Computers — 0.1%
McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.850%
9.193%(c)	03/01/29	2,192	2,175,188

Diversified Financial Services — 0.0%
Hudson River Trading LLC,
Term Loan, 1 Month SOFR + 3.114%
8.432%(c)	03/20/28	347	345,802

Media — 0.0%
Diamond Sports Group LLC,
Second Lien Term Loan
8.175%	08/24/26	1,915	81,401

Retail — 0.0%
Great Outdoors Group LLC,
Term B-2 Loan, 3 Month SOFR + 4.012%
9.097%(c)	03/06/28	670	669,262

Telecommunications — 0.1%
Digicel International Finance Ltd. (Jamaica),
First Lien Initial Term B Loan, 6 Month LIBOR + 3.250%
8.895%(c)	05/27/24	1,150	1,070,889

TOTAL FLOATING RATE AND OTHER LOANS (cost $6,123,968)			5,845,070

MUNICIPAL BONDS — 0.0%
California — 0.0%
Regents of the University of California Medical Center Pooled Revenue,
Revenue Bonds, BABs, Series H
6.548%	05/15/48	90	105,269
University of California,
Taxable, Revenue Bonds, Series B
1.316%	05/15/27	485	438,549
Taxable, Revenue Bonds, Series BG
1.614%	05/15/30	635	532,570

			1,076,388

New York — 0.0%
Metropolitan Transportation Authority,
Revenue Bonds, BABs
6.548%	11/15/31	160	169,791
Taxable, Revenue Bonds, BABs, Series E
6.814%	11/15/40	135	150,185

			319,976

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Puerto Rico — 0.0%
Commonwealth of Puerto Rico,
General Obligation, Sub-Series C
0.000%(cc)	11/01/43	466	$251,674

TOTAL MUNICIPAL BONDS (cost $1,845,658)			1,648,038

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.1%
Connecticut Avenue Securities Trust,
Series 2022-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)
8.487%(c)	12/25/41	220	221,570
Series 2022-R03, Class 1B1, 144A, 30 Day Average SOFR + 6.250% (Cap N/A, Floor 0.000%)
11.587%(c)	03/25/42	115	126,076
Series 2022-R04, Class 1B1, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)
10.587%(c)	03/25/42	60	63,927
Series 2023-R08, Class 1M2, 144A, 30 Day Average SOFR + 2.500% (Cap N/A, Floor 0.000%)
7.837%(c)	10/25/43	80	81,844
Eagle Re Ltd.,
Series 2023-01, Class M1A, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 2.000%)
7.337%(c)	09/26/33	200	200,411
Fannie Mae Connecticut Avenue Securities,
Series 2021-R02, Class 2M2, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)
7.337%(c)	11/25/41	40	39,662
Fannie Mae REMIC,
Series 2017-66, Class BD
3.000%	09/25/47	184	165,867
Series 2020-57, Class LJ
2.000%	08/25/50	325	235,082
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
8.137%(c)	10/25/50	40	40,642
Series 2021-DNA03, Class B1, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)
8.837%(c)	10/25/33	100	104,128
Series 2021-DNA07, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)
7.137%(c)	11/25/41	180	177,741
Series 2021-HQA01, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)
8.337%(c)	08/25/33	220	222,756
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)
8.487%(c)	12/25/33	145	145,363
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
7.437%(c)	09/25/41	430	424,213
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)
7.687%(c)	12/25/41	200	197,104

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2022-DNA02, Class M1B, 144A, 30 Day Average SOFR + 2.400% (Cap N/A, Floor 0.000%)
7.737%(c)	02/25/42		200	$202,370
Freddie Mac REMIC,
Series 4194, Class BI, IO
3.500%	04/15/43		67	10,534
Series 4910, Class MI, IO
4.000%	08/25/49		86	15,971
Series 5020, Class IH, IO
3.000%	08/25/50		400	64,825
GCAT Asset-Backed Notes,
Series 2021-01, Class A1, 144A
2.487%	11/25/49		829	779,687
Government National Mortgage Assoc.,
Series 2021-215, Class KA
2.500%	10/20/49		286	251,740
Series 2022-022, Class UH
3.000%	12/20/50		335	300,401

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $4,043,822)				4,071,914

SOVEREIGN BONDS — 2.6%
Andorra International Bond (Andorra),
Sr. Unsec’d. Notes, EMTN
1.250%	05/06/31	EUR	1,000	942,773
Australia Government Bond (Australia),
Sr. Unsec’d. Notes, Series 138
3.250%	04/21/29	AUD	890	594,106
Sr. Unsec’d. Notes, Series 156
2.750%	05/21/41	AUD	1,213	674,612
Sr. Unsec’d. Notes, Series 162
1.750%	06/21/51	AUD	4,602	1,849,914
Sr. Unsec’d. Notes, Series 164
0.500%	09/21/26	AUD	1,187	744,324
Sr. Unsec’d. Notes, Series 168
3.500%	12/21/34	AUD	647	421,975
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes, EMTN
5.900%	05/28/30	EUR	100	122,410
6.350%	11/30/41	EUR	200	272,097
Bonos de la Tesoreria de la Republica en pesos (Chile),
Bonds, 144A
6.000%	04/01/33	CLP	90,000	106,773
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		3,361	3,303,695
Bulgaria Government International Bond (Bulgaria),
Sr. Unsec’d. Notes
4.625%	09/23/34	EUR	600	703,311
Sr. Unsec’d. Notes, 144A
4.500%	01/27/33	EUR	230	266,406
Bundesrepublik Deutschland Bundesanleihe (Germany),
Unsec’d. Notes, Series G
2.300%	02/15/33	EUR	283	320,366

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Caisse Francaise de Financement Local (France),
Covered Bonds, EMTN
4.680%	03/09/29	CAD	300	$230,133
Canada Housing Trust No. 1 (Canada),
Gov’t. Gtd. Notes, 144A
4.150%	06/15/33	CAD	505	400,174
Canadian Government Bond (Canada),
Bonds
3.500%	12/01/45	CAD	640	514,000
China Government Bond (China),
Sr. Unsec’d. Notes
3.950%	06/29/43	CNH	12,500	1,883,828
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes, EMTN
3.875%	03/22/26	EUR	2,600	2,833,990
Colombian TES (Colombia),
Bonds, Series B
6.000%	04/28/28	COP	278,900	63,365
7.250%	10/26/50	COP	166,800	31,244
13.250%	02/09/33	COP	390,300	119,591
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes
1.125%	03/04/33	EUR	400	370,353
1.500%	06/17/31	EUR	1,000	986,920
Cyprus Government International Bond (Cyprus),
Sr. Unsec’d. Notes, EMTN
1.250%	01/21/40	EUR	1,700	1,355,101
Czech Republic Government Bond (Czech Republic),
Bonds, Series 078
2.500%	08/25/28	CZK	2,000	84,655
Bonds, Series 103
2.000%	10/13/33	CZK	1,340	51,268
Bonds, Series 138
1.750%	06/23/32	CZK	900	34,538
Bonds, Series 142
1.950%	07/30/37	CZK	1,220	43,643
Denmark Government Bond (Denmark),
Bonds
4.500%	11/15/39	DKK	905	171,102
Estonia Government International Bond (Estonia),
Sr. Unsec’d. Notes
4.000%	10/12/32	EUR	140	166,186
European Financial Stability Facility (Supranational Bank),
Gov’t. Gtd. Notes, EMTN
1.450%	09/05/40	EUR	332	294,858
European Stability Mechanism (Supranational Bank),
Sr. Unsec’d. Notes
0.000%	12/15/26	EUR	400	411,186
European Union (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
0.000%	07/04/35	EUR	600	482,920
Sr. Unsec’d. Notes, Series NGEU
1.000%	07/06/32	EUR	180	174,971
Sr. Unsec’d. Notes, Series NGEU, EMTN
0.700%	07/06/51	EUR	225	141,139
Finland Government Bond (Finland),
Sr. Unsec’d. Notes, 144A
0.125%	04/15/52	EUR	9	4,882

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
3.000%	09/15/33	EUR	291	$332,818
French Republic Government Bond OAT (France),
Bonds
2.750%	02/25/29	EUR	1,415	1,599,356
3.000%	05/25/33	EUR	2,011	2,309,293
Bonds, 144A
1.750%	05/25/66	EUR	476	374,123
2.500%	05/25/43	EUR	598	613,666
Hellenic Republic Government Bond (Greece),
Sr. Unsec’d. Notes, 144A
1.875%	02/04/35	EUR	1,040	991,308
1.875%	01/24/52	EUR	2,060	1,619,030
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34	EUR	120	147,037
Hong Kong Government International Bond (Hong Kong),
Sr. Unsec’d. Notes, GMTN
3.300%	06/07/33	CNH	2,000	288,254
Hungary Government Bond (Hungary),
Bonds, Series 30/A
3.000%	08/21/30	HUF	27,610	68,075
Bonds, Series 32/A
4.750%	11/24/32	HUF	17,810	47,285
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
1.625%	04/28/32	EUR	1,300	1,164,669
6.125%	05/22/28		200	208,032
Sr. Unsec’d. Notes, 144A
5.500%	06/16/34		200	202,620
Iceland Government International Bond (Iceland),
Sr. Unsec’d. Notes
0.000%	04/15/28	EUR	300	289,633
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
1.100%	03/12/33	EUR	1,040	904,411
5.650%	01/11/53		200	218,625
Indonesia Treasury Bond (Indonesia),
Bonds, Series 065
6.625%	05/15/33	IDR	1,638,000	106,863
Bonds, Series 087
6.500%	02/15/31	IDR	4,032,000	261,319
Bonds, Series 089
6.875%	08/15/51	IDR	798,000	51,939
Bonds, Series 090
5.125%	04/15/27	IDR	2,205,000	138,269
Bonds, Series 092
7.125%	06/15/42	IDR	2,276,000	153,706
Ireland Government Bond (Ireland),
Unsec’d. Notes
1.500%	05/15/50	EUR	121	100,297
Israel Government Bond (Israel),
Bonds, Series 0432
1.300%	04/30/32	ILS	408	91,712
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes, EMTN
6.875%	10/21/34	GBP	100	147,938

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Italy Buoni Poliennali Del Tesoro (Italy),
Sr. Unsec’d. Notes, Series 03Y
3.850%	09/15/26	EUR	1,813	$2,055,038
Sr. Unsec’d. Notes, Series 21Y, 144A
3.100%	03/01/40	EUR	477	466,196
Sr. Unsec’d. Notes, Series 30Y, 144A
4.500%	10/01/53	EUR	548	621,574
Japan Government Five Year Bond (Japan),
Bonds, Series 163
0.400%	09/20/28	JPY	70,900	506,994
Japan Government Forty Year Bond (Japan),
Bonds, Series 09
0.400%	03/20/56	JPY	129,350	624,790
Japan Government Ten Year Bond (Japan),
Bonds, Series 361
0.100%	12/20/30	JPY	447,500	3,116,091
Japan Government Thirty Year Bond (Japan),
Bonds, Series 32
2.300%	03/20/40	JPY	547,750	4,521,217
Bonds, Series 65
0.400%	12/20/49	JPY	227,300	1,202,051
Japan Government Two Year Bond (Japan),
Bonds, Series 454
0.100%	11/01/25	JPY	178,350	1,266,909
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, EMTN
1.500%	09/30/34	EUR	670	588,944
Kingdom of Belgium Government Bond (Belgium),
Sr. Unsec’d. Notes, Series 94, 144A
0.350%	06/22/32	EUR	570	526,270
Sr. Unsec’d. Notes, Series 98, 144A
3.300%	06/22/54	EUR	172	193,596
Sr. Unsec’d. Notes, Series 99, 144A
3.450%	06/22/43	EUR	219	254,859
Korea Housing Finance Corp. (South Korea),
Sr. Unsec’d. Notes, 144A
4.625%	02/24/28		400	399,192
Korea Treasury Bond (South Korea),
Bonds, Series 2712
2.375%	12/10/27	KRW	673,120	506,038
Bonds, Series 3112
2.375%	12/10/31	KRW	593,060	433,094
Bonds, Series 4009
1.500%	09/10/40	KRW	552,870	340,349
Bonds, Series 5203
2.500%	03/10/52	KRW	706,620	486,794
Sr. Unsec’d. Notes, Series 3106
2.000%	06/10/31	KRW	338,240	241,376
Latvia Government International Bond (Latvia),
Unsec’d. Notes, GMTN
0.000%	03/17/31	EUR	300	264,557
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes, EMTN
0.950%	05/26/27	EUR	494	505,699
2.125%	06/01/32	EUR	300	303,339
Malaysia Government Bond (Malaysia),
Bonds, Series 0120
4.065%	06/15/50	MYR	380	79,261

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Bonds, Series 0122
3.582%	07/15/32	MYR	847	$181,358
Bonds, Series 0123
4.457%	03/31/53	MYR	254	57,239
Bonds, Series 0307
3.502%	05/31/27	MYR	806	175,026
Bonds, Series 0318
4.642%	11/07/33	MYR	355	82,748
Mexican Bonos (Mexico),
Bonds, Series M
7.500%	05/26/33	MXN	4,995	267,265
8.000%	07/31/53	MXN	2,266	118,783
Bonds, Series M20
7.500%	06/03/27	MXN	2,828	157,922
Sr. Unsec’d. Notes, Series M20
8.500%	05/31/29	MXN	3,862	222,820
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
1.125%	01/17/30	EUR	1,080	1,023,072
6.350%	02/09/35		300	313,781
Netherlands Government Bond (Netherlands),
Bonds, 144A
0.000%	01/15/38	EUR	1,082	843,525
New Zealand Government Bond (New Zealand),
Unsec’d. Notes, Series 0433
3.500%	04/14/33	NZD	1,969	1,165,502
Unsec’d. Notes, Series 0534
4.250%	05/15/34	NZD	725	453,104
Norway Government Bond (Norway),
Sr. Unsec’d. Notes, Series 480, 144A
2.000%	04/26/28	NOK	3,644	340,355
Peru Government Bond (Peru),
Sr. Unsec’d. Notes
5.400%	08/12/34	PEN	416	101,334
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
1.250%	03/11/33	EUR	1,100	950,662
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
0.700%	02/03/29	EUR	1,040	999,348
1.200%	04/28/33	EUR	300	264,741
1.750%	04/28/41	EUR	285	219,156
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 144A
1.650%	07/16/32	EUR	399	407,536
Province of Alberta (Canada),
Sr. Unsec’d. Notes, MTN
2.900%	09/20/29	CAD	373	272,350
Unsec’d. Notes
3.100%	06/01/50	CAD	150	95,781
Province of British Columbia (Canada),
Debentures
4.700%	06/18/37	CAD	167	135,722
Sr. Unsec’d. Notes
2.750%	06/18/52	CAD	118	71,110
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.500%	04/27/26		336	322,224

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, EMTN
0.250%	12/15/26	GBP	766	$872,427
Unsec’d. Notes
2.150%	06/02/31	CAD	522	356,276
3.450%	06/02/45	CAD	397	274,519
Province of Quebec (Canada),
Sr. Unsec’d. Notes
1.500%	09/01/31	CAD	191	123,507
2.750%	04/12/27		947	909,365
Unsec’d. Notes
3.100%	12/01/51	CAD	146	94,322
3.500%	12/01/45	CAD	301	209,698
Queensland Treasury Corp. (Australia),
Local Gov’t. Gtd. Notes, 144A
4.500%	03/09/33	AUD	1,322	908,760
4.500%	08/22/35	AUD	350	235,153
Region of Lazio (Italy),
Sr. Unsec’d. Notes
3.088%	03/31/43	EUR	333	333,066
Republic of Austria Government Bond (Austria),
Sr. Unsec’d. Notes, 144A
1.500%	02/20/47	EUR	239	201,866
2.900%	02/20/33	EUR	170	192,114
3.450%	10/20/30	EUR	235	275,033
Republic of Austria Government International Bond (Austria),
Sr. Unsec’d. Notes, 144A, MTN
5.375%	12/01/34	CAD	115	97,517
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.875%	10/17/29		1,390	1,245,191
3.875%	05/06/51		1,500	1,069,778
4.000%	10/17/49		475	354,725
Sr. Unsec’d. Notes, EMTN
5.200%	07/31/34	EUR	300	359,512
6.000%	08/04/28	GBP	958	1,281,535
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33		1,140	1,145,499
Republic of Poland Government Bond (Poland),
Bonds, Series 0429
5.750%	04/25/29	PLN	307	80,312
Bonds, Series 0432
1.750%	04/25/32	PLN	376	74,332
Bonds, Series 0527
3.750%	05/25/27	PLN	550	134,664
Bonds, Series 1033
6.000%	10/25/33	PLN	150	40,401
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
5.500%	04/04/53		100	104,041
Romania Government Bond (Romania),
Bonds, Series 10Y
7.200%	10/30/33	RON	190	44,682
8.250%	09/29/32	RON	355	89,169
Romanian Government International Bond (Romania),
Bonds, 144A
3.624%	05/26/30	EUR	25	25,341
Sr. Unsec’d. Notes, 144A
6.625%	02/17/28		132	136,308

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
7.625%	01/17/53		36	$40,224
Sr. Unsec’d. Notes, 144A, MTN
3.875%	10/29/35	EUR	30	28,130
Sr. Unsec’d. Notes, EMTN
1.750%	07/13/30	EUR	1,100	980,826
3.375%	01/28/50	EUR	50	37,481
3.875%	10/29/35	EUR	25	23,442
4.125%	03/11/39	EUR	90	82,325
Unsec’d. Notes, 144A
2.750%	04/14/41	EUR	39	28,797
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes
2.000%	07/09/39	EUR	600	510,646
Sr. Unsec’d. Notes, EMTN
0.625%	03/03/30	EUR	1,700	1,604,005
5.000%	01/18/53		200	187,938
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
3.125%	05/15/27	EUR	2,860	3,016,829
Singapore Government Bond (Singapore),
Bonds
2.375%	06/01/25	SGD	91	67,895
2.625%	08/01/32	SGD	114	85,315
3.375%	09/01/33	SGD	57	45,648
3.500%	03/01/27	SGD	93	71,768
Sr. Unsec’d. Notes
1.875%	10/01/51	SGD	120	76,161
Slovenia Government Bond (Slovenia),
Bonds, Series RS76
3.125%	08/07/45	EUR	131	142,726
Spain Government Bond (Spain),
Sr. Unsec’d. Notes, 144A
1.000%	10/31/50	EUR	2,300	1,429,106
1.900%	10/31/52	EUR	343	261,817
3.500%	05/31/29	EUR	601	692,755
3.900%	07/30/39	EUR	886	1,035,670
State of North Rhine-Westphalia Germany (Germany),
Sr. Unsec’d. Notes, Series 1439, EMTN
1.550%	06/16/48	EUR	677	558,976
Sweden Government Bond (Sweden),
Bonds, Series 1065
1.750%	11/11/33	SEK	3,415	330,380
Swiss Confederation Government Bond (Switzerland),
Bonds
1.500%	04/30/42	CHF	170	231,199
3.250%	06/27/27	CHF	279	358,721
3.500%	04/08/33	CHF	472	699,462
Thailand Government Bond (Thailand),
Bonds
0.950%	06/17/25	THB	9,407	269,539
2.750%	06/17/52	THB	3,059	77,293
Sr. Unsec’d. Notes
3.350%	06/17/33	THB	3,699	114,100
4.000%	06/17/55	THB	1,724	54,884
Treasury Corp. of Victoria (Australia),
Local Gov’t. Gtd. Notes
2.000%	09/17/35	AUD	748	379,268

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
United Kingdom Gilt (United Kingdom),
Bonds
0.875%	07/31/33	GBP	3,382	$3,375,926
4.125%	01/29/27	GBP	681	880,823
4.250%	12/07/46	GBP	43	55,696
4.500%	06/07/28	GBP	540	717,337
Unsec’d. Notes
3.750%	01/29/38	GBP	2,185	2,734,226

TOTAL SOVEREIGN BONDS (cost $100,251,440)				94,906,226

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.8%
Federal Home Loan Mortgage Corp.
2.000%	06/01/35		210	188,508
2.000%	03/01/51		49	41,157
2.500%	06/01/30		56	53,277
2.500%	11/01/35		71	65,620
2.500%	06/01/50		232	198,669
2.500%	07/01/50		188	161,706
2.500%	01/01/51		658	564,215
3.000%	06/01/30		15	14,832
3.000%	09/01/35		58	54,519
3.000%	08/01/46		182	165,845
3.500%	10/01/30		14	13,316
3.500%	08/01/33		85	83,410
3.500%	08/01/42		77	72,466
3.500%	01/01/44		79	74,645
3.500%	07/01/45		81	76,019
3.500%	03/01/48		410	383,351
4.000%	01/01/33		120	118,056
4.000%	06/01/42		35	34,579
4.000%	09/01/44		76	73,005
4.000%	04/01/45		19	17,887
4.000%	05/01/45		50	48,537
4.000%	05/01/46		61	58,728
4.000%	01/01/47		83	79,799
4.500%	12/01/34		19	19,301
4.500%	07/01/41		26	26,223
4.500%	03/01/44		33	32,953
4.500%	12/01/45		68	67,724
4.500%	09/01/50		161	158,365
4.500%	11/01/52		742	719,856
5.000%	02/01/42		92	93,381
5.000%	08/01/52		256	253,164
5.000%	01/01/53		447	443,559
5.000%	04/01/53		118	117,092
5.500%	08/01/40		6	6,344
6.000%	12/01/52		157	161,268
6.000%	03/01/53		72	73,608
6.250%	07/15/32(k)		75	86,973
6.500%	11/01/53		119	122,957
6.750%	03/15/31(k)		1,280	1,490,473
Federal Home Loan Mortgage Corp., MTN
1.865%(s)	12/14/29		373	292,876
Federal National Mortgage Assoc.
1.500%	TBA		50	38,938
2.000%	TBA		1,615	1,319,758
2.000%	04/01/30		6	5,771

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.000%	04/01/31	26	$24,662
2.000%	05/01/36	207	186,680
2.000%	06/01/40	104	89,703
2.000%	11/01/40	25	21,443
2.000%	12/01/40	189	162,417
2.000%	11/01/41	404	345,792
2.000%	07/01/50	142	117,604
2.000%	02/01/51	966	793,252
2.000%	03/01/51	126	104,866
2.000%	03/01/51	149	123,706
2.000%	05/01/51	397	325,475
2.000%	07/01/51	818	669,842
2.500%	TBA	35	32,241
2.500%	TBA	1,279	1,087,949
2.500%	06/01/30	15	14,193
2.500%	07/01/30	32	30,129
2.500%	04/01/37	350	317,806
2.500%	04/01/45	9	7,809
2.500%	09/01/46	8	7,237
2.500%	04/01/50	110	94,529
2.500%	10/01/51	651	556,436
2.500%	12/01/51	437	376,814
3.000%	06/01/30	49	46,986
3.000%	07/01/30	6	5,488
3.000%	07/01/30	29	28,295
3.000%	07/01/30	34	33,110
3.000%	09/01/30	34	32,656
3.000%	11/01/30	17	15,969
3.000%	03/01/31	55	52,891
3.000%	07/01/33	56	53,760
3.000%	03/01/35	18	16,926
3.000%	09/01/35	29	27,178
3.000%	06/01/45	170	155,846
3.000%	08/01/45	168	153,722
3.000%	01/01/46	29	26,271
3.000%	10/01/46	62	56,250
3.000%	10/01/46	89	81,141
3.000%	11/01/46	235	213,633
3.000%	12/01/46	97	88,344
3.000%	08/01/50	72	63,922
3.000%	10/01/50	124	110,303
3.000%	12/01/51	184	164,158
3.000%	06/01/52	1,213	1,073,924
3.500%	12/01/29	25	23,886
3.500%	05/01/30	19	18,949
3.500%	10/01/30	32	31,539
3.500%	02/01/37	27	25,990
3.500%	06/01/43	182	171,599
3.500%	08/01/47	46	42,868
3.500%	03/01/48	62	58,218
3.500%	10/01/50	433	402,608
3.500%	07/01/51	181	168,462
3.500%	09/01/57	425	385,092
3.500%	05/01/58	164	149,116
4.000%	TBA	6	5,674
4.000%	04/01/35	29	28,696
4.000%	03/01/41	64	62,354
4.000%	11/01/42	92	89,371

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	06/01/44	36	$34,372
4.000%	03/01/45	23	21,851
4.000%	04/01/47	72	69,471
4.000%	12/01/47	78	75,429
4.000%	02/01/49	244	234,115
4.500%	TBA	200	193,859
4.500%	03/01/44	21	20,427
4.500%	06/01/44	6	5,791
4.500%	06/01/48	70	68,965
4.500%	01/01/51	198	195,145
5.000%	05/01/38	48	48,806
5.000%	08/01/52	443	440,151
5.500%	TBA	225	225,949
5.500%	07/01/38	27	27,515
5.500%	05/01/39	33	34,169
5.500%	05/01/40	17	17,450
6.000%	02/01/36	19	20,356
6.000%	11/01/38	18	18,416
6.000%	09/01/39	43	44,805
6.000%	06/01/40	25	25,649
6.000%	05/01/53	119	122,635
6.500%	TBA	270	276,676
6.500%	11/01/53	204	210,389
6.625%	11/15/30(k)	585	672,712
7.000%	TBA	950	979,873
Freddie Mac Coupon Strips
1.998%(s)	07/15/32	139	92,161
Government National Mortgage Assoc.
2.000%	TBA	445	376,738
2.000%	11/20/50	282	238,548
2.500%	TBA	730	638,524
2.500%	01/20/47	39	34,554
3.000%	11/20/43	173	159,706
3.000%	01/15/45	23	20,201
3.000%	03/15/45	22	20,059
3.000%	06/20/47	338	309,997
3.000%	04/20/51	561	509,306
3.000%	07/20/51	340	307,795
3.500%	TBA	177	164,831
3.500%	04/15/45	23	21,525
3.500%	09/20/45	80	75,264
3.500%	07/20/47	403	379,888
3.500%	08/20/47	176	165,317
4.000%	TBA	285	272,087
4.000%	03/15/44	49	47,980
4.000%	02/20/46	24	23,016
4.000%	03/20/46	107	104,148
4.000%	07/20/47	187	180,691
4.000%	12/20/47	70	67,003
4.500%	10/15/41	27	26,948
4.500%	09/20/52	70	68,746
4.500%	10/20/52	284	276,853
5.000%	06/15/38	14	14,044
5.000%	06/15/39	26	25,994
5.000%	12/15/39	21	20,930
5.000%	10/20/42	7	6,746
5.000%	03/15/44	85	85,980

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	TBA	575	$579,134

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $29,109,527)			27,228,200

U.S. TREASURY OBLIGATIONS — 3.2%
U.S. Treasury Bonds
1.750%	08/15/41(h)(k)	34,632	24,123,352
2.000%	08/15/51	8,330	5,454,848
2.250%	05/15/41(h)(k)	26,710	20,383,069
2.375%	05/15/51	180	128,813
3.125%	11/15/41	1,347	1,172,521
3.375%	08/15/42(h)(k)	1,800	1,607,906
3.875%	02/15/43(k)	605	578,059
4.000%	11/15/42	184	179,141
4.000%	11/15/52	1,381	1,365,680
4.750%	11/15/43	105	112,826
U.S. Treasury Notes
1.250%	06/30/28(k)	595	530,666
1.500%	11/30/28(k)	765	683,958
2.875%	08/15/28(k)	1,025	980,877
3.875%	04/30/25	12,015	11,907,053
3.875%	12/31/29	11,495	11,478,835
3.875%	08/15/33	555	554,653
4.125%	07/31/28	1,002	1,012,411
4.125%	11/15/32(k)	649	660,053
4.375%	11/30/28	285	291,680
4.375%	11/30/30	1,250	1,286,133
4.500%	11/15/33	1,325	1,392,078
4.875%	11/30/25	14,909	15,065,661
U.S. Treasury Strips Coupon
1.916%(s)	02/15/38(k)	840	467,906
1.963%(s)	08/15/41(h)	10,630	4,932,154
2.060%(s)	05/15/43(k)	4,530	1,931,443
2.117%(s)	05/15/44(h)(k)	1,630	665,498
2.121%(s)	08/15/44(h)	820	331,267
2.393%(s)	11/15/40(k)	9,720	4,689,900
3.844%(s)	02/15/43	5,625	2,423,145
3.930%(s)	02/15/41	1,165	556,424
4.920%(s)	08/15/48	675	233,218

TOTAL U.S. TREASURY OBLIGATIONS (cost $126,412,338)			117,181,228

TOTAL LONG-TERM INVESTMENTS (cost $2,742,878,681)			2,860,132,905

		Shares

SHORT-TERM INVESTMENTS — 22.6%
AFFILIATED MUTUAL FUNDS — 21.6%
PGIM Core Ultra Short Bond Fund(wa)		725,377,184	725,377,184
PGIM Institutional Money Market Fund (cost $55,654,068; includes $55,392,034 of cash collateral for securities on loan)(b)(wa)		55,677,009	55,654,738

TOTAL AFFILIATED MUTUAL FUNDS (cost $781,031,252)			781,031,922

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

FOREIGN TREASURY OBLIGATION(n) — 0.1%
Japan Treasury Discount Bills, Series 1187
(0.434)%	01/15/24	JPY	748,750	$5,310,536

(cost $5,013,105)

U.S. TREASURY OBLIGATION(k)(n) — 0.7%
U.S. Treasury Bills
5.262%	03/14/24		23,650	23,404,915

(cost $23,401,011)

			Shares

UNAFFILIATED FUND — 0.2%
Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Shares)			6,270,922	6,270,922

(cost $6,270,922)

TOTAL SHORT-TERM INVESTMENTS (cost $815,716,290)				816,018,295

TOTAL INVESTMENTS—101.7% (cost $3,558,594,971)				3,676,151,200
Liabilities in excess of other assets(z) — (1.7)%				(62,244,808)

NET ASSETS — 100.0%				$3,613,906,392

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $457 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $54,067,299; cash collateral of $55,392,034 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $792,668. The aggregate value of $663,311 is 0.0% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward Commitment Contracts:

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	2.000%	TBA	01/18/24	$(59)	$(52,888)
Federal National Mortgage Assoc.	3.000%	TBA	01/16/24	(1,475)	(1,304,626)
Federal National Mortgage Assoc.	3.000%	TBA	01/18/24	(25)	(23,569)
Federal National Mortgage Assoc.	3.500%	TBA	01/16/24	(895)	(821,023)
Federal National Mortgage Assoc.	3.500%	TBA	01/18/24	(50)	(48,131)
Federal National Mortgage Assoc.	4.000%	TBA	01/18/24	(100)	(98,109)
Federal National Mortgage Assoc.	4.500%	TBA	01/18/24	(450)	(447,750)
Federal National Mortgage Assoc.	5.000%	TBA	01/16/24	(650)	(643,043)
Federal National Mortgage Assoc.	6.000%	TBA	01/16/24	(925)	(939,164)
Government National Mortgage Assoc.	3.000%	TBA	01/22/24	(655)	(592,978)
Government National Mortgage Assoc.	4.500%	TBA	01/22/24	(110)	(107,353)
Government National Mortgage Assoc.	5.000%	TBA	01/22/24	(300)	(297,891)

TOTAL FORWARD COMMITMENT CONTRACTS
(proceeds receivable $5,258,459)					$(5,376,525)

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
158	3 Month CME SOFR	Mar. 2024	$37,383,788	$39,678
184	3 Month CME SOFR	Jun. 2024	43,706,900	169,255
80	3 Month EuroSTR	Mar. 2024	21,217,367	(2,880)
732	2 Year U.S. Treasury Notes	Mar. 2024	150,729,093	1,117,339
50	5 Year Canadian Government Bonds	Mar. 2024	4,252,292	68,183
1,665	5 Year U.S. Treasury Notes	Mar. 2024	181,107,778	2,591,842
20	10 Year Australian Treasury Bonds	Mar. 2024	1,590,037	14,978
2,415	10 Year U.S. Treasury Notes	Mar. 2024	272,630,871	7,528,341
19	10 Year U.S. Ultra Treasury Notes	Mar. 2024	2,242,297	37,552
455	20 Year U.S. Treasury Bonds	Mar. 2024	56,846,563	3,908,398
908	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	121,303,125	9,196,282
68	Euro Schatz Index	Mar. 2024	7,998,184	10,888
546	Mini MSCI EAFE Index	Mar. 2024	61,490,520	2,202,395
125	Russell 2000 E-Mini Index	Mar. 2024	12,798,125	806,686
655	S&P 500 E-Mini Index	Mar. 2024	157,855,000	4,666,034

				32,354,971

Short Positions:
150	3 Month CME SOFR	Mar. 2024	35,490,938	(5,899)
92	2 Year U.S. Treasury Notes	Mar. 2024	18,944,094	(21,513)
6	3 Year Korea Treasury Bonds	Mar. 2024	491,125	(2,117)
60	5 Year Euro-Bobl	Mar. 2024	7,900,749	(114,084)
86	10 Year Canadian Government Bonds	Mar. 2024	8,059,681	(202,690)
49	10 Year Euro-Bund	Mar. 2024	7,422,717	(139,450)
12	10 Year Japanese Bonds	Mar. 2024	12,485,957	4,838
1	10 Year Korea Treasury Bonds	Mar. 2024	89,681	(1,441)
13	10 Year Mini Japanese Government Bonds	Mar. 2024	1,350,986	2,191
58	10 Year U.K. Gilt	Mar. 2024	7,588,884	(211,032)
71	10 Year U.S. Treasury Notes	Mar. 2024	8,015,235	(40,644)
195	10 Year U.S. Ultra Treasury Notes	Mar. 2024	23,013,048	(987,482)
79	20 Year U.S. Treasury Bonds	Mar. 2024	9,870,063	(121,036)
15	30 Year Euro Buxl	Mar. 2024	2,346,777	(72,346)
47	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	6,278,906	(272,576)
58	British Pound Currency	Mar. 2024	4,622,238	(15,351)
462	Euro Currency	Mar. 2024	63,958,125	(878,895)
201	Euro Schatz Index	Mar. 2024	23,641,691	(151,057)
3	Euro-BTP Italian Government Bond	Mar. 2024	394,607	4,983

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Futures contracts outstanding at December 31, 2023 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions (cont’d):
5	Euro-OAT	Mar. 2024	$725,902	$(4,012)

				(3,229,613)

				$29,125,358

Forward foreign currency exchange contracts outstanding at December 31, 2023:

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/09/24	ANZ	AUD	5,315	$3,597,984	$3,623,233	$25,249	$—
Expiring 01/09/24	BNP	AUD	1,090	715,466	743,052	27,586	—
Expiring 01/09/24	BNP	AUD	810	532,093	552,176	20,083	—
Expiring 01/09/24	BNP	AUD	535	365,757	364,709	—	(1,048)
Expiring 01/09/24	CITI	AUD	1,620	1,064,543	1,104,354	39,811	—
Expiring 01/09/24	CITI	AUD	1,120	751,458	763,503	12,045	—
Expiring 01/09/24	DB	AUD	1,330	898,974	906,661	7,687	—
Expiring 01/09/24	DB	AUD	805	530,920	548,768	17,848	—
Expiring 01/09/24	DB	AUD	760	503,858	518,092	14,234	—
Expiring 01/09/24	DB	AUD	760	503,703	518,092	14,389	—
Expiring 01/09/24	DB	AUD	400	270,502	272,680	2,178	—
Expiring 01/09/24	DB	AUD	270	184,856	184,059	—	(797)
Expiring 01/09/24	GSI	AUD	760	503,599	518,092	14,493	—
Expiring 01/09/24	MSI	AUD	7,113	4,705,100	4,848,929	143,829	—
Expiring 01/09/24	MSI	AUD	1,090	719,169	743,053	23,884	—
Expiring 01/09/24	SSB	AUD	805	529,086	548,768	19,682	—
Expiring 01/09/24	SSB	AUD	395	259,428	269,271	9,843	—
Expiring 01/09/24	SSB	AUD	395	259,704	269,271	9,567	—
Expiring 01/09/24	UAG	AUD	575	385,489	391,978	6,489	—
Expiring 01/19/24	JPM	AUD	517	328,000	352,559	24,559	—
Brazilian Real,
Expiring 01/03/24	BARC	BRL	980	200,269	201,639	1,370	—
Expiring 01/03/24	CITI	BRL	1,450	299,506	298,343	—	(1,163)
Expiring 01/03/24	GSI	BRL	1,903	393,076	391,550	—	(1,526)
Expiring 01/03/24	MSI	BRL	2,373	482,219	488,254	6,035	—
Expiring 02/02/24	CITI	BRL	4,202	849,000	863,097	14,097	—
Expiring 02/02/24	GSI	BRL	1,903	387,048	390,859	3,811	—
British Pound,
Expiring 01/09/24	BARC	GBP	3,857	4,884,969	4,916,629	31,660	—
Expiring 01/09/24	BARC	GBP	821	1,038,021	1,046,552	8,531	—
Expiring 01/09/24	BARC	GBP	285	361,160	363,297	2,137	—
Expiring 01/09/24	BNP	GBP	1,065	1,336,764	1,357,587	20,823	—
Expiring 01/09/24	BNP	GBP	827	1,046,520	1,054,201	7,681	—
Expiring 01/09/24	BNP	GBP	743	938,755	947,124	8,369	—
Expiring 01/09/24	BNP	GBP	580	729,127	739,343	10,216	—
Expiring 01/09/24	BNP	GBP	426	534,679	543,034	8,355	—
Expiring 01/09/24	BNP	GBP	398	505,582	507,342	1,760	—
Expiring 01/09/24	BNP	GBP	285	361,014	363,298	2,284	—
Expiring 01/09/24	BOA	GBP	2,772	3,516,681	3,533,548	16,867	—
Expiring 01/09/24	CITI	GBP	1,174	1,487,416	1,496,531	9,115	—
Expiring 01/09/24	CITI	GBP	589	749,720	750,816	1,096	—
Expiring 01/09/24	CITI	GBP	315	400,730	401,539	809	—
Expiring 01/09/24	CITI	GBP	144	181,817	183,561	1,744	—
Expiring 01/09/24	DB	GBP	426	541,316	543,034	1,718	—

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 01/09/24	DB	GBP	285	$361,449	$363,298	$1,849	$—
Expiring 01/09/24	HSBC	GBP	393	502,301	500,968	—	(1,333)
Expiring 01/09/24	MSI	GBP	421	530,033	536,660	6,627	—
Expiring 01/09/24	RBC	GBP	388	491,541	494,595	3,054	—
Expiring 01/09/24	SSB	GBP	563	712,948	717,673	4,725	—
Expiring 01/09/24	SSB	GBP	556	706,265	708,749	2,484	—
Expiring 01/09/24	SSB	GBP	426	540,746	543,034	2,288	—
Expiring 01/09/24	SSB	GBP	329	419,542	419,386	—	(156)
Expiring 01/09/24	SSB	GBP	329	420,082	419,386	—	(696)
Expiring 01/09/24	SSB	GBP	314	398,859	400,265	1,406	—
Expiring 01/09/24	SSB	GBP	153	195,359	195,034	—	(325)
Expiring 01/09/24	UAG	GBP	590	751,661	752,090	429	—
Expiring 01/09/24	UAG	GBP	287	365,203	365,847	644	—
Expiring 01/09/24	UAG	GBP	287	366,987	365,848	—	(1,139)
Expiring 01/09/24	WBC	GBP	832	1,052,273	1,060,575	8,302	—
Canadian Dollar,
Expiring 01/09/24	CITI	CAD	1,200	899,728	905,778	6,050	—
Expiring 01/09/24	CITI	CAD	490	369,575	369,859	284	—
Expiring 01/09/24	DB	CAD	1,589	1,196,843	1,199,400	2,557	—
Expiring 01/09/24	JPM	CAD	530	394,892	400,052	5,160	—
Expiring 01/09/24	JPM	CAD	260	194,350	196,252	1,902	—
Expiring 01/09/24	MSI	CAD	2,003	1,499,042	1,511,894	12,852	—
Expiring 01/09/24	MSI	CAD	1,005	747,474	758,589	11,115	—
Expiring 01/09/24	MSI	CAD	321	242,720	242,295	—	(425)
Expiring 01/09/24	RBC	CAD	5,508	4,057,922	4,157,520	99,598	—
Expiring 01/09/24	RBC	CAD	4,009	2,953,560	3,026,052	72,492	—
Expiring 01/09/24	SSB	CAD	705	522,481	532,145	9,664	—
Expiring 01/09/24	SSB	CAD	685	504,655	517,048	12,393	—
Expiring 01/09/24	UAG	CAD	1,410	1,045,013	1,064,288	19,275	—
Expiring 01/09/24	UAG	CAD	750	560,338	566,112	5,774	—
Expiring 01/09/24	UAG	CAD	725	539,207	547,241	8,034	—
Expiring 01/09/24	UAG	CAD	685	504,371	517,048	12,677	—
Expiring 01/19/24	JPM	CAD	1,236	911,543	933,233	21,690	—
Chilean Peso,
Expiring 01/09/24	CITI	CLP	365,200	419,370	414,324	—	(5,046)
Expiring 01/09/24	CITI	CLP	147,750	171,027	167,625	—	(3,402)
Expiring 01/09/24	CITI	CLP	147,750	170,908	167,624	—	(3,284)
Expiring 01/09/24	CITI	CLP	90,243	103,549	102,382	—	(1,167)
Expiring 01/09/24	GSI	CLP	41,351	47,357	46,913	—	(444)
Expiring 03/20/24	DB	CLP	637,510	728,000	720,316	—	(7,684)
Chinese Renminbi,
Expiring 01/09/24	UAG	CNH	8,339	1,171,389	1,171,220	—	(169)
Expiring 01/09/24	UAG	CNH	403	56,610	56,602	—	(8)
Expiring 01/24/24	BOA	CNH	3,231	478,631	454,256	—	(24,375)
Expiring 01/30/24	BARC	CNH	9,297	1,296,000	1,307,578	11,578	—
Expiring 01/30/24	BOA	CNH	9,065	1,265,000	1,274,972	9,972	—
Expiring 01/30/24	BOA	CNH	5,356	751,999	753,272	1,273	—
Expiring 01/30/24	JPM	CNH	19,104	2,630,287	2,686,937	56,650	—
Expiring 01/30/24	JPM	CNH	872	122,777	122,640	—	(137)
Expiring 04/10/24	CA	CNH	3,231	457,564	456,683	—	(881)
Colombian Peso,
Expiring 01/09/24	GSI	COP	143,000	36,127	36,817	690	—
Expiring 01/09/24	SCS	COP	2,625,373	657,823	675,931	18,108	—
Expiring 01/09/24	SCS	COP	913,191	236,150	235,111	—	(1,039)
Expiring 03/20/24	CITI	COP	1,808,401	448,568	459,094	10,526	—

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso (cont’d.),
Expiring 03/20/24	GSI	COP	2,368,045	$580,261	$601,169	$20,908	$—
Expiring 03/20/24	GSI	COP	2,349,251	579,582	596,398	16,816	—
Czech Koruna,
Expiring 01/09/24	BARC	CZK	3,780	169,332	168,965	—	(367)
Expiring 01/09/24	BARC	CZK	3,070	137,916	137,228	—	(688)
Expiring 01/09/24	BARC	CZK	2,180	97,171	97,445	274	—
Expiring 01/09/24	BNP	CZK	1,378	61,405	61,597	192	—
Expiring 01/09/24	MSI	CZK	7,209	325,963	322,240	—	(3,723)
Expiring 01/09/24	MSI	CZK	7,148	319,945	319,513	—	(432)
Expiring 01/19/24	BARC	CZK	3,531	152,439	157,786	5,347	—
Expiring 01/19/24	CITI	CZK	23,990	1,040,440	1,071,984	31,544	—
Expiring 01/19/24	DB	CZK	20,590	879,000	920,036	41,036	—
Expiring 01/19/24	DB	CZK	16,978	724,000	758,631	34,631	—
Expiring 01/19/24	DB	CZK	14,313	633,119	639,572	6,453	—
Expiring 01/19/24	GSI	CZK	14,443	626,250	645,376	19,126	—
Expiring 01/19/24	GSI	CZK	14,147	629,660	632,144	2,484	—
Expiring 01/19/24	MSI	CZK	19,736	861,000	881,895	20,895	—
Danish Krone,
Expiring 01/09/24	CWMC	DKK	1,336	196,468	197,958	1,490	—
Euro,
Expiring 01/09/24	BARC	EUR	1,239	1,341,816	1,368,395	26,579	—
Expiring 01/09/24	BARC	EUR	1,236	1,349,601	1,365,082	15,481	—
Expiring 01/09/24	BARC	EUR	953	1,036,623	1,052,526	15,903	—
Expiring 01/09/24	BARC	EUR	596	645,496	658,243	12,747	—
Expiring 01/09/24	BARC	EUR	513	562,240	566,575	4,335	—
Expiring 01/09/24	BARC	EUR	493	530,345	544,487	14,142	—
Expiring 01/09/24	BARC	EUR	477	518,350	526,816	8,466	—
Expiring 01/09/24	BARC	EUR	477	517,831	526,815	8,984	—
Expiring 01/09/24	BARC	EUR	429	461,615	473,803	12,188	—
Expiring 01/09/24	BARC	EUR	402	438,478	443,983	5,505	—
Expiring 01/09/24	BARC	EUR	344	376,724	379,926	3,202	—
Expiring 01/09/24	BARC	EUR	245	264,543	270,587	6,044	—
Expiring 01/09/24	BNP	EUR	894	972,343	987,365	15,022	—
Expiring 01/09/24	BNP	EUR	456	492,971	503,623	10,652	—
Expiring 01/09/24	BNP	EUR	250	278,123	276,109	—	(2,014)
Expiring 01/09/24	CA	EUR	10,687	11,715,942	11,803,098	87,156	—
Expiring 01/09/24	CA	EUR	454	490,772	501,414	10,642	—
Expiring 01/09/24	CA	EUR	418	451,856	461,654	9,798	—
Expiring 01/09/24	CA	EUR	271	296,776	299,302	2,526	—
Expiring 01/09/24	CITI	EUR	684	746,994	755,433	8,439	—
Expiring 01/09/24	CITI	EUR	671	724,052	741,076	17,024	—
Expiring 01/09/24	CITI	EUR	654	712,387	722,300	9,913	—
Expiring 01/09/24	CITI	EUR	643	702,677	710,152	7,475	—
Expiring 01/09/24	CITI	EUR	370	404,647	408,641	3,994	—
Expiring 01/09/24	CITI	EUR	368	406,920	406,432	—	(488)
Expiring 01/09/24	CITI	EUR	364	404,819	402,014	—	(2,805)
Expiring 01/09/24	CITI	EUR	324	351,480	357,837	6,357	—
Expiring 01/09/24	CITI	EUR	225	242,913	248,498	5,585	—
Expiring 01/09/24	CITI	EUR	105	113,007	115,966	2,959	—
Expiring 01/09/24	DB	EUR	2,910	3,200,091	3,213,906	13,815	—
Expiring 01/09/24	DB	EUR	1,454	1,598,946	1,605,849	6,903	—
Expiring 01/09/24	DB	EUR	331	367,866	365,568	—	(2,298)
Expiring 01/09/24	GSI	EUR	4,723	5,191,762	5,216,247	24,485	—
Expiring 01/09/24	GSI	EUR	1,960	2,154,532	2,164,693	10,161	—
Expiring 01/09/24	GSI	EUR	933	1,018,251	1,030,438	12,187	—

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/09/24	GSI	EUR	496	$534,011	$547,800	$13,789	$—
Expiring 01/09/24	GSI	EUR	76	83,543	83,937	394	—
Expiring 01/09/24	JPM	EUR	2,455	2,646,792	2,711,388	64,596	—
Expiring 01/09/24	JPM	EUR	927	1,001,591	1,023,811	22,220	—
Expiring 01/09/24	JPM	EUR	633	695,430	699,107	3,677	—
Expiring 01/09/24	JPM	EUR	587	644,324	648,303	3,979	—
Expiring 01/09/24	JPM	EUR	464	506,405	512,458	6,053	—
Expiring 01/09/24	JPM	EUR	252	276,739	278,317	1,578	—
Expiring 01/09/24	MSI	EUR	15,643	17,142,483	17,276,679	134,196	—
Expiring 01/09/24	MSI	EUR	310	340,850	342,375	1,525	—
Expiring 01/09/24	RBC	EUR	1,378	1,516,733	1,521,912	5,179	—
Expiring 01/09/24	SG	EUR	459	504,372	506,936	2,564	—
Expiring 01/09/24	SSB	EUR	926	1,012,742	1,022,707	9,965	—
Expiring 01/09/24	SSB	EUR	496	533,749	547,800	14,051	—
Expiring 01/09/24	SSB	EUR	493	530,150	544,486	14,336	—
Expiring 01/09/24	SSB	EUR	459	504,488	506,935	2,447	—
Expiring 01/09/24	SSB	EUR	459	505,425	506,936	1,511	—
Expiring 01/09/24	SSB	EUR	335	370,461	369,986	—	(475)
Expiring 01/09/24	SSB	EUR	330	365,266	364,463	—	(803)
Expiring 01/09/24	UAG	EUR	1,838	2,022,929	2,029,952	7,023	—
Expiring 01/09/24	UAG	EUR	1,026	1,127,559	1,133,151	5,592	—
Expiring 01/09/24	UAG	EUR	496	533,611	547,800	14,189	—
Expiring 01/09/24	UAG	EUR	493	532,895	544,487	11,592	—
Expiring 01/09/24	UAG	EUR	335	370,860	369,985	—	(875)
Expiring 01/12/24	DB	EUR	1,063	1,150,521	1,174,481	23,960	—
Expiring 01/12/24	HSBC	EUR	5,179	5,649,045	5,720,826	71,781	—
Expiring 01/19/24	CITI	EUR	689	757,805	761,281	3,476	—
Expiring 01/19/24	CITI	EUR	328	353,837	362,409	8,572	—
Expiring 01/19/24	GSI	EUR	1,307	1,440,000	1,443,834	3,834	—
Expiring 01/19/24	HSBC	EUR	2,441	2,622,442	2,696,954	74,512	—
Expiring 01/19/24	JPM	EUR	1,308	1,440,000	1,445,745	5,745	—
Expiring 01/19/24	MSI	EUR	3,150	3,332,213	3,480,828	148,615	—
Expiring 01/19/24	SSB	EUR	643	697,027	710,454	13,427	—
Expiring 01/19/24	UAG	EUR	1,075	1,179,000	1,187,979	8,979	—
Hong Kong Dollar,
Expiring 01/09/24	BNP	HKD	4,320	553,605	553,371	—	(234)
Expiring 01/09/24	CWMC	HKD	2,970	380,333	380,442	109	—
Hungarian Forint,
Expiring 01/09/24	BARC	HUF	73,900	210,567	212,680	2,113	—
Expiring 01/09/24	CWMC	HUF	62,738	178,824	180,556	1,732	—
Expiring 01/09/24	JPM	HUF	38,100	109,420	109,650	230	—
Expiring 01/09/24	JPM	HUF	29,100	83,557	83,748	191	—
Expiring 01/19/24	BARC	HUF	504,484	1,367,203	1,449,716	82,513	—
Expiring 01/19/24	DB	HUF	281,115	797,000	807,828	10,828	—
Expiring 01/19/24	DB	HUF	259,357	712,000	745,305	33,305	—
Expiring 01/19/24	GSI	HUF	204,833	573,000	588,621	15,621	—
Expiring 01/19/24	SSB	HUF	265,539	734,000	763,069	29,069	—
Indian Rupee,
Expiring 01/09/24	DB	INR	83,163	997,335	998,635	1,300	—
Expiring 01/09/24	DB	INR	40,033	481,858	480,723	—	(1,135)
Expiring 01/09/24	JPM	INR	7,920	95,261	95,105	—	(156)
Expiring 01/09/24	SCS	INR	9,087	109,311	109,118	—	(193)
Expiring 03/20/24	CITI	INR	179,597	2,146,553	2,149,989	3,436	—
Expiring 03/20/24	UAG	INR	179,597	2,146,545	2,149,989	3,444	—

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah,
Expiring 01/09/24	BARC	IDR	539,000	$34,687	$35,015	$328	$—
Expiring 01/09/24	GSI	IDR	9,778,205	632,934	635,228	2,294	—
Expiring 03/20/24	BOA	IDR	23,921,218	1,537,600	1,553,480	15,880	—
Expiring 03/20/24	HSBC	IDR	16,738,604	1,068,000	1,087,031	19,031	—
Expiring 03/20/24	JPM	IDR	7,306,389	468,500	474,488	5,988	—
Israeli Shekel,
Expiring 01/09/24	BARC	ILS	680	182,872	187,847	4,975	—
Expiring 01/09/24	BARC	ILS	680	183,209	187,847	4,638	—
Expiring 01/09/24	SSB	ILS	135	37,158	37,294	136	—
Expiring 01/09/24	UAG	ILS	1,695	467,578	468,236	658	—
Expiring 03/20/24	BOA	ILS	3,786	1,024,863	1,048,368	23,505	—
Expiring 03/20/24	CITI	ILS	3,384	914,000	937,044	23,044	—
Expiring 03/20/24	CITI	ILS	2,403	651,177	665,322	14,145	—
Japanese Yen,
Expiring 01/09/24	BARC	JPY	110,200	769,026	782,913	13,887	—
Expiring 01/09/24	BARC	JPY	78,000	550,283	554,149	3,866	—
Expiring 01/09/24	BNP	JPY	78,000	548,640	554,149	5,509	—
Expiring 01/09/24	BNP	JPY	76,900	524,327	546,334	22,007	—
Expiring 01/09/24	BNP	JPY	72,100	491,599	512,233	20,634	—
Expiring 01/09/24	BNP	JPY	72,100	491,839	512,233	20,394	—
Expiring 01/09/24	BOA	JPY	52,200	369,313	370,854	1,541	—
Expiring 01/09/24	CA	JPY	58,400	398,928	414,901	15,973	—
Expiring 01/09/24	CBA	JPY	76,900	524,005	546,334	22,329	—
Expiring 01/09/24	CITI	JPY	109,100	765,373	775,098	9,725	—
Expiring 01/09/24	CITI	JPY	106,900	729,462	759,468	30,006	—
Expiring 01/09/24	CITI	JPY	80,400	560,571	571,199	10,628	—
Expiring 01/09/24	CWMC	JPY	1,030,391	7,040,537	7,320,385	279,848	—
Expiring 01/09/24	DB	JPY	77,200	529,740	548,466	18,726	—
Expiring 01/09/24	DB	JPY	75,100	521,420	533,546	12,126	—
Expiring 01/09/24	DB	JPY	28,100	195,492	199,635	4,143	—
Expiring 01/09/24	GSI	JPY	195,000	1,352,805	1,385,372	32,567	—
Expiring 01/09/24	GSI	JPY	76,900	524,253	546,334	22,081	—
Expiring 01/09/24	HSBC	JPY	522,791	3,652,882	3,714,155	61,273	—
Expiring 01/09/24	JPM	JPY	107,500	739,920	763,731	23,811	—
Expiring 01/09/24	MSI	JPY	198,300	1,376,392	1,408,817	32,425	—
Expiring 01/09/24	MSI	JPY	149,200	1,018,052	1,059,987	41,935	—
Expiring 01/09/24	MSI	JPY	120,200	840,332	853,958	13,626	—
Expiring 01/09/24	MSI	JPY	74,800	510,291	531,415	21,124	—
Expiring 01/09/24	SSB	JPY	246,971	1,738,079	1,754,599	16,520	—
Expiring 01/09/24	SSB	JPY	39,700	279,072	282,047	2,975	—
Expiring 01/09/24	UAG	JPY	120,200	846,587	853,958	7,371	—
Expiring 01/09/24	UAG	JPY	105,200	732,017	747,391	15,374	—
Expiring 01/09/24	UAG	JPY	79,300	556,715	563,384	6,669	—
Expiring 01/09/24	UAG	JPY	77,200	530,643	548,465	17,822	—
Expiring 01/09/24	UAG	JPY	76,900	524,990	546,334	21,344	—
Expiring 01/09/24	UAG	JPY	76,500	535,144	543,493	8,349	—
Expiring 01/09/24	UAG	JPY	76,500	536,110	543,492	7,382	—
Expiring 01/09/24	UAG	JPY	76,500	534,115	543,492	9,377	—
Expiring 01/09/24	UAG	JPY	52,400	370,675	372,275	1,600	—
Expiring 01/09/24	UAG	JPY	52,200	369,338	370,854	1,516	—
Expiring 01/09/24	UAG	JPY	51,800	361,536	368,012	6,476	—
Expiring 01/09/24	UAG	JPY	31,000	216,603	220,239	3,636	—
Expiring 01/19/24	HSBC	JPY	432,488	2,951,290	3,077,415	126,125	—
Expiring 01/19/24	HSBC	JPY	158,086	1,078,776	1,124,878	46,102	—
Expiring 01/19/24	MSI	JPY	39,209	262,292	278,994	16,702	—

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 01/29/24	HSBC	JPY	1,547,200	$10,844,593	$11,026,556	$181,963	$—
Expiring 01/29/24	UAG	JPY	939,400	6,584,583	6,694,899	110,316	—
Malaysian Ringgit,
Expiring 01/09/24	DB	MYR	4,120	885,831	899,118	13,287	—
Mexican Peso,
Expiring 01/09/24	BARC	MXN	9,620	555,232	565,495	10,263	—
Expiring 01/09/24	BARC	MXN	7,720	444,880	453,807	8,927	—
Expiring 01/09/24	BARC	MXN	2,790	162,258	164,005	1,747	—
Expiring 01/09/24	BARC	MXN	797	46,128	46,850	722	—
Expiring 01/09/24	BMO	MXN	11,449	668,739	673,010	4,271	—
Expiring 01/09/24	BNP	MXN	13,900	792,985	817,088	24,103	—
Expiring 01/09/24	BNP	MXN	9,290	534,984	546,097	11,113	—
Expiring 01/09/24	BNP	MXN	8,560	496,376	503,185	6,809	—
Expiring 01/09/24	BNP	MXN	4,700	271,283	276,282	4,999	—
Expiring 01/09/24	BNP	MXN	4,580	261,770	269,227	7,457	—
Expiring 01/09/24	BNP	MXN	4,290	244,686	252,180	7,494	—
Expiring 01/09/24	DB	MXN	4,810	277,545	282,747	5,202	—
Expiring 01/09/24	DB	MXN	4,810	277,797	282,748	4,951	—
Expiring 01/09/24	GSI	MXN	40,020	2,338,594	2,352,507	13,913	—
Expiring 01/09/24	GSI	MXN	8,660	501,552	509,063	7,511	—
Expiring 01/09/24	GSI	MXN	7,670	439,975	450,868	10,893	—
Expiring 01/09/24	GSI	MXN	4,430	256,292	260,410	4,118	—
Expiring 01/09/24	GSI	MXN	1,861	107,759	109,396	1,637	—
Expiring 01/09/24	JPM	MXN	7,570	434,270	444,990	10,720	—
Expiring 01/09/24	JPM	MXN	7,480	425,946	439,700	13,754	—
Expiring 01/09/24	JPM	MXN	7,160	413,052	420,889	7,837	—
Expiring 01/09/24	JPM	MXN	4,290	243,792	252,181	8,389	—
Expiring 01/09/24	JPM	MXN	4,250	242,644	249,829	7,185	—
Expiring 01/09/24	JPM	MXN	443	25,652	26,041	389	—
Expiring 01/09/24	MSI	MXN	7,620	440,083	447,928	7,845	—
Expiring 01/09/24	MSI	MXN	1,710	98,941	100,519	1,578	—
Expiring 01/09/24	SSB	MXN	12,310	718,664	723,622	4,958	—
Expiring 01/09/24	SSB	MXN	7,280	414,291	427,942	13,651	—
Expiring 01/09/24	SSB	MXN	1,329	76,934	78,123	1,189	—
Expiring 01/09/24	UAG	MXN	4,330	248,572	254,532	5,960	—
Expiring 03/20/24	GSI	MXN	16,034	914,000	931,813	17,813	—
Expiring 03/20/24	HSBC	MXN	8,489	485,530	493,349	7,819	—
Expiring 03/20/24	HSBC	MXN	5,431	310,616	315,618	5,002	—
Expiring 03/20/24	TD	MXN	12,425	706,000	722,091	16,091	—
New Taiwanese Dollar,
Expiring 01/09/24	BOA	TWD	18,405	589,054	604,086	15,032	—
New Zealand Dollar,
Expiring 01/09/24	ANZ	NZD	1,479	927,188	934,976	7,788	—
Expiring 01/09/24	BARC	NZD	575	359,421	363,497	4,076	—
Expiring 01/09/24	BARC	NZD	343	209,268	216,834	7,566	—
Expiring 01/09/24	BARC	NZD	290	183,783	183,328	—	(455)
Expiring 01/09/24	CBA	NZD	5,250	3,232,294	3,318,882	86,588	—
Expiring 01/09/24	CITI	NZD	2,470	1,518,772	1,561,455	42,683	—
Expiring 01/09/24	CITI	NZD	1,685	1,043,184	1,065,204	22,020	—
Expiring 01/09/24	HSBC	NZD	867	535,121	548,090	12,969	—
Expiring 01/09/24	JPM	NZD	1,130	696,057	714,349	18,292	—
Expiring 01/09/24	MSI	NZD	2,150	1,321,822	1,359,161	37,339	—
Expiring 01/09/24	MSI	NZD	1,145	715,923	723,833	7,910	—
Expiring 01/09/24	MSI	NZD	790	488,968	499,413	10,445	—
Expiring 01/09/24	MSI	NZD	635	400,810	401,427	617	—

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Zealand Dollar (cont’d.),
Expiring 01/09/24	SSB	NZD	790	$487,711	$499,412	$11,701	$—
Expiring 01/09/24	UAG	NZD	1,185	728,181	749,119	20,938	—
Expiring 01/09/24	UAG	NZD	775	480,203	489,930	9,727	—
Expiring 01/09/24	UAG	NZD	464	285,596	293,326	7,730	—
Expiring 01/19/24	CITI	NZD	1,304	784,940	824,304	39,364	—
Expiring 01/19/24	CITI	NZD	1,115	671,145	704,803	33,658	—
Norwegian Krone,
Expiring 01/09/24	BARC	NOK	5,370	504,941	528,701	23,760	—
Expiring 01/09/24	BARC	NOK	1,850	181,459	182,141	682	—
Expiring 01/09/24	BARC	NOK	1,850	181,522	182,141	619	—
Expiring 01/09/24	DB	NOK	15,434	1,448,593	1,519,548	70,955	—
Expiring 01/09/24	DB	NOK	5,830	551,399	573,990	22,591	—
Expiring 01/09/24	DB	NOK	5,810	529,857	572,021	42,164	—
Expiring 01/09/24	DB	NOK	5,370	504,733	528,701	23,968	—
Expiring 01/09/24	DB	NOK	1,860	184,660	183,125	—	(1,535)
Expiring 01/09/24	GSI	NOK	17,199	1,670,623	1,693,320	22,697	—
Expiring 01/09/24	GSI	NOK	9,193	863,135	905,093	41,958	—
Expiring 01/09/24	GSI	NOK	5,800	534,646	571,036	36,390	—
Expiring 01/09/24	GSI	NOK	3,710	360,300	365,266	4,966	—
Expiring 01/09/24	GSI	NOK	1,860	184,018	183,125	—	(893)
Expiring 01/09/24	GSI	NOK	1,860	181,101	183,126	2,025	—
Expiring 01/09/24	JPM	NOK	4,980	465,938	490,303	24,365	—
Expiring 01/09/24	JPM	NOK	4,980	465,938	490,304	24,366	—
Expiring 01/09/24	JPM	NOK	2,810	276,751	276,658	—	(93)
Expiring 01/09/24	JPM	NOK	2,790	257,115	274,688	17,573	—
Expiring 01/09/24	MSI	NOK	7,730	713,003	761,054	48,051	—
Expiring 01/09/24	MSI	NOK	2,870	262,833	282,565	19,732	—
Expiring 01/19/24	JPM	NOK	4,569	421,746	449,946	28,200	—
Peruvian Nuevo Sol,
Expiring 01/09/24	CITI	PEN	344	92,797	92,957	160	—
Expiring 01/09/24	GSI	PEN	154	41,167	41,615	448	—
Expiring 01/09/24	SCS	PEN	602	161,256	162,675	1,419	—
Expiring 03/20/24	BNP	PEN	466	124,052	125,597	1,545	—
Expiring 03/20/24	MSI	PEN	1,611	427,205	434,447	7,242	—
Polish Zloty,
Expiring 01/09/24	BNP	PLN	676	170,577	171,780	1,203	—
Expiring 01/09/24	JPM	PLN	655	165,253	166,444	1,191	—
Expiring 01/09/24	JPM	PLN	196	49,885	49,806	—	(79)
Expiring 01/19/24	DB	PLN	2,796	672,000	710,344	38,344	—
Expiring 01/19/24	GSI	PLN	2,798	702,000	710,906	8,906	—
Expiring 01/19/24	GSI	PLN	2,697	648,000	685,222	37,222	—
Expiring 01/19/24	HSBC	PLN	6,341	1,483,350	1,611,073	127,723	—
Expiring 01/19/24	MSI	PLN	2,779	695,000	706,050	11,050	—
Expiring 01/19/24	SSB	PLN	2,945	709,000	748,363	39,363	—
Romanian Leu,
Expiring 01/09/24	BARC	RON	629	138,779	139,575	796	—
Singapore Dollar,
Expiring 01/09/24	BARC	SGD	410	308,150	310,828	2,678	—
Expiring 01/09/24	CA	SGD	538	405,052	407,868	2,816	—
Expiring 01/09/24	CITI	SGD	107	81,229	81,119	—	(110)
Expiring 01/09/24	GSI	SGD	120	90,466	90,974	508	—
Expiring 03/20/24	BNP	SGD	195	145,928	148,325	2,397	—
Expiring 03/20/24	CITI	SGD	998	752,000	758,769	6,769	—
South African Rand,
Expiring 01/09/24	BARC	ZAR	3,716	194,097	202,953	8,856	—

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 01/09/24	BOA	ZAR	8,460	$453,303	$462,051	$8,748	$—
Expiring 01/09/24	BOA	ZAR	8,140	427,667	444,574	16,907	—
Expiring 01/09/24	BOA	ZAR	4,520	247,172	246,864	—	(308)
Expiring 01/09/24	GSI	ZAR	8,320	434,833	454,406	19,573	—
Expiring 01/09/24	GSI	ZAR	8,250	436,356	450,582	14,226	—
Expiring 01/09/24	GSI	ZAR	8,140	429,812	444,574	14,762	—
Expiring 01/09/24	GSI	ZAR	7,880	415,194	430,375	15,181	—
Expiring 01/09/24	GSI	ZAR	4,370	238,424	238,672	248	—
Expiring 01/09/24	GSI	ZAR	1,860	101,675	101,585	—	(90)
Expiring 03/20/24	DB	ZAR	7,964	427,146	432,298	5,152	—
Expiring 03/20/24	HSBC	ZAR	34,610	1,833,556	1,878,640	45,084	—
Expiring 03/20/24	TD	ZAR	39,820	2,128,440	2,161,446	33,006	—
South Korean Won,
Expiring 01/09/24	BARC	KRW	695,750	528,083	536,822	8,739	—
Expiring 01/09/24	BOA	KRW	1,305,360	1,015,449	1,007,182	—	(8,267)
Expiring 01/09/24	BOA	KRW	726,350	557,530	560,433	2,903	—
Expiring 01/09/24	BOA	KRW	337,330	259,854	260,275	421	—
Expiring 01/09/24	BOA	KRW	205,520	159,988	158,574	—	(1,414)
Expiring 01/09/24	CITI	KRW	910,330	702,415	702,387	—	(28)
Expiring 01/09/24	JPM	KRW	689,920	525,934	532,325	6,391	—
Expiring 01/09/24	JPM	KRW	474,730	369,152	366,289	—	(2,863)
Expiring 01/09/24	JPM	KRW	471,900	364,965	364,106	—	(859)
Expiring 01/09/24	JPM	KRW	468,460	359,304	361,452	2,148	—
Expiring 01/09/24	MSI	KRW	3,093,338	2,378,960	2,386,740	7,780	—
Expiring 01/09/24	MSI	KRW	1,341,560	1,030,494	1,035,113	4,619	—
Expiring 03/20/24	BARC	KRW	339,303	258,729	263,247	4,518	—
Swedish Krona,
Expiring 01/09/24	BARC	SEK	18,690	1,844,403	1,853,884	9,481	—
Expiring 01/09/24	BARC	SEK	3,640	364,474	361,056	—	(3,418)
Expiring 01/09/24	BARC	SEK	3,640	364,587	361,056	—	(3,531)
Expiring 01/09/24	BNP	SEK	7,310	722,643	725,088	2,445	—
Expiring 01/09/24	CITI	SEK	8,570	840,492	850,069	9,577	—
Expiring 01/09/24	CITI	SEK	7,850	769,574	778,651	9,077	—
Expiring 01/09/24	CITI	SEK	7,710	751,235	764,764	13,529	—
Expiring 01/09/24	CITI	SEK	7,670	752,115	760,797	8,682	—
Expiring 01/09/24	DB	SEK	8,300	794,917	823,287	28,370	—
Expiring 01/09/24	DB	SEK	5,720	560,928	567,373	6,445	—
Expiring 01/09/24	DB	SEK	5,450	521,881	540,593	18,712	—
Expiring 01/09/24	DB	SEK	5,240	507,827	519,762	11,935	—
Expiring 01/09/24	DB	SEK	5,240	506,395	519,762	13,367	—
Expiring 01/09/24	DB	SEK	3,660	367,392	363,040	—	(4,352)
Expiring 01/09/24	GSI	SEK	5,530	533,724	548,527	14,803	—
Expiring 01/09/24	JPM	SEK	10,470	1,012,601	1,038,532	25,931	—
Expiring 01/09/24	JPM	SEK	5,510	545,727	546,544	817	—
Expiring 01/09/24	JPM	SEK	4,880	467,708	484,053	16,345	—
Expiring 01/09/24	JPM	SEK	4,070	405,092	403,708	—	(1,384)
Expiring 01/09/24	JPM	SEK	2,620	253,489	259,881	6,392	—
Expiring 01/09/24	JPM	SEK	2,610	252,599	258,889	6,290	—
Expiring 01/09/24	UAG	SEK	3,660	368,829	363,040	—	(5,789)
Expiring 01/19/24	BARC	SEK	5,146	474,116	510,636	36,520	—
Swiss Franc,
Expiring 01/09/24	BARC	CHF	730	844,633	868,974	24,341	—
Expiring 01/09/24	BARC	CHF	700	814,015	833,263	19,248	—
Expiring 01/09/24	BNP	CHF	450	519,069	535,669	16,600	—
Expiring 01/09/24	BNP	CHF	450	519,139	535,669	16,530	—

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swiss Franc (cont’d.),
Expiring 01/09/24	BNP	CHF	435	$499,361	$517,814	$18,453	$—
Expiring 01/09/24	CITI	CHF	1,175	1,340,809	1,398,691	57,882	—
Expiring 01/09/24	CITI	CHF	695	795,962	827,311	31,349	—
Expiring 01/09/24	CITI	CHF	670	780,224	797,552	17,328	—
Expiring 01/09/24	CITI	CHF	645	738,314	767,792	29,478	—
Expiring 01/09/24	CITI	CHF	620	711,391	738,033	26,642	—
Expiring 01/09/24	CITI	CHF	340	394,289	404,728	10,439	—
Expiring 01/09/24	GSI	CHF	470	543,023	559,476	16,453	—
Expiring 01/09/24	MSI	CHF	3,160	3,677,155	3,761,586	84,431	—
Expiring 01/09/24	MSI	CHF	665	767,573	791,600	24,027	—
Expiring 01/09/24	MSI	CHF	620	722,512	738,033	15,521	—
Expiring 01/09/24	TD	CHF	230	264,070	273,786	9,716	—
Expiring 01/09/24	UAG	CHF	625	741,917	743,984	2,067	—
Expiring 01/09/24	UAG	CHF	310	370,567	369,017	—	(1,550)
Expiring 01/09/24	UAG	CHF	310	361,607	369,016	7,409	—
Expiring 01/09/24	UAG	CHF	310	367,673	369,017	1,344	—
Expiring 01/19/24	CITI	CHF	878	1,016,717	1,045,832	29,115	—
Thai Baht,
Expiring 01/09/24	ANZ	THB	10,432	299,912	305,922	6,010	—
Expiring 01/09/24	BARC	THB	3,550	103,288	104,105	817	—
Expiring 01/09/24	BARC	THB	2,375	68,316	69,648	1,332	—
Expiring 01/09/24	CITI	THB	13,419	385,894	393,517	7,623	—
Expiring 01/09/24	GSI	THB	11,248	325,897	329,852	3,955	—
Expiring 01/09/24	GSI	THB	2,250	64,763	65,982	1,219	—
Expiring 01/09/24	UAG	THB	1,900	54,695	55,718	1,023	—
Expiring 03/20/24	HSBC	THB	32,422	935,000	956,567	21,567	—
Expiring 03/20/24	MSI	THB	32,857	951,000	969,421	18,421	—
Expiring 03/20/24	MSI	THB	1,947	54,788	57,455	2,667	—
Turkish Lira,
Expiring 03/20/24	BARC	TRY	12,994	413,000	408,669	—	(4,331)
Expiring 03/20/24	BARC	TRY	10,739	336,000	337,740	1,740	—

				$352,098,209	$358,373,133	6,389,203	(114,279)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/09/24	BARC	AUD	1,150	$772,761	$783,954	$—	$(11,193)
Expiring 01/09/24	BARC	AUD	405	275,375	276,088	—	(713)
Expiring 01/09/24	BARC	AUD	285	194,515	194,285	230	—
Expiring 01/09/24	BNP	AUD	825	558,057	562,402	—	(4,345)
Expiring 01/09/24	BNP	AUD	805	532,400	548,768	—	(16,368)
Expiring 01/09/24	BNP	AUD	535	362,839	364,709	—	(1,870)
Expiring 01/09/24	CITI	AUD	1,150	778,843	783,954	—	(5,111)
Expiring 01/09/24	CITI	AUD	1,105	727,281	753,278	—	(25,997)
Expiring 01/09/24	CWMC	AUD	658	436,191	448,559	—	(12,368)
Expiring 01/09/24	CWMC	AUD	640	428,315	436,287	—	(7,972)
Expiring 01/09/24	DB	AUD	1,110	728,285	756,687	—	(28,402)
Expiring 01/09/24	DB	AUD	755	496,285	514,683	—	(18,398)
Expiring 01/09/24	DB	AUD	535	366,006	364,709	1,297	—
Expiring 01/09/24	GSI	AUD	585	396,392	398,794	—	(2,402)
Expiring 01/09/24	GSI	AUD	405	271,880	276,088	—	(4,208)
Expiring 01/09/24	GSI	AUD	355	235,666	242,003	—	(6,337)

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 01/09/24	JPM	AUD	1,515	$1,015,406	$1,032,775	$—	$(17,369)
Expiring 01/09/24	JPM	AUD	1,415	937,413	964,604	—	(27,191)
Expiring 01/09/24	JPM	AUD	290	190,842	197,693	—	(6,851)
Expiring 01/09/24	MSI	AUD	9,351	6,185,490	6,374,573	—	(189,083)
Expiring 01/09/24	MSI	AUD	2,420	1,588,806	1,649,713	—	(60,907)
Expiring 01/09/24	MSI	AUD	2,193	1,450,623	1,494,967	—	(44,344)
Expiring 01/09/24	MSI	AUD	1,545	1,024,031	1,053,226	—	(29,195)
Expiring 01/09/24	RBC	AUD	755	501,549	514,683	—	(13,134)
Expiring 01/09/24	RBC	AUD	535	360,907	364,710	—	(3,803)
Expiring 01/09/24	SSB	AUD	800	525,212	545,359	—	(20,147)
Expiring 01/09/24	SSB	AUD	755	499,417	514,683	—	(15,266)
Expiring 01/09/24	SSB	AUD	405	269,977	276,088	—	(6,111)
Expiring 01/09/24	UAG	AUD	1,120	752,752	763,504	—	(10,752)
Brazilian Real,
Expiring 01/03/24	BARC	BRL	980	202,425	201,639	786	—
Expiring 01/03/24	CITI	BRL	1,450	297,430	298,344	—	(914)
Expiring 01/03/24	GSI	BRL	1,903	388,685	391,550	—	(2,865)
Expiring 01/03/24	MSI	BRL	2,373	490,158	488,255	1,903	—
Expiring 02/02/24	CITI	BRL	3,829	776,904	786,469	—	(9,565)
British Pound,
Expiring 01/09/24	BARC	GBP	287	367,095	365,847	1,248	—
Expiring 01/09/24	BARC	GBP	18	22,806	22,945	—	(139)
Expiring 01/09/24	BNP	GBP	712	901,987	907,607	—	(5,620)
Expiring 01/09/24	BNP	GBP	426	536,076	543,035	—	(6,959)
Expiring 01/09/24	BNP	GBP	169	211,705	215,429	—	(3,724)
Expiring 01/09/24	BOA	GBP	16,573	21,025,237	21,126,081	—	(100,844)
Expiring 01/09/24	BOA	GBP	3,426	4,346,374	4,367,221	—	(20,847)
Expiring 01/09/24	CITI	GBP	564	715,509	718,947	—	(3,438)
Expiring 01/09/24	GSI	GBP	1,056	1,323,060	1,346,114	—	(23,054)
Expiring 01/09/24	GSI	GBP	426	540,722	543,035	—	(2,313)
Expiring 01/09/24	GSI	GBP	186	235,647	237,100	—	(1,453)
Expiring 01/09/24	MSI	GBP	590	747,408	752,090	—	(4,682)
Expiring 01/09/24	MSI	GBP	152	191,619	193,759	—	(2,140)
Expiring 01/09/24	SCS	GBP	899	1,141,738	1,145,981	—	(4,243)
Expiring 01/09/24	SCS	GBP	289	364,878	368,397	—	(3,519)
Expiring 01/09/24	UAG	GBP	446	568,595	568,529	66	—
Expiring 01/09/24	UAG	GBP	426	543,234	543,034	200	—
Expiring 01/09/24	UAG	GBP	417	524,502	531,562	—	(7,060)
Expiring 01/09/24	UAG	GBP	402	508,217	512,441	—	(4,224)
Expiring 01/09/24	UAG	GBP	398	504,872	507,342	—	(2,470)
Expiring 01/09/24	UAG	GBP	396	499,887	504,793	—	(4,906)
Expiring 01/09/24	UAG	GBP	390	493,145	497,144	—	(3,999)
Expiring 01/19/24	BNP	GBP	318	404,981	404,953	28	—
Expiring 01/19/24	DB	GBP	491	625,037	625,928	—	(891)
Expiring 01/19/24	HSBC	GBP	7,747	9,533,727	9,875,859	—	(342,132)
Expiring 01/19/24	MSI	GBP	41	51,594	52,227	—	(633)
Expiring 01/19/24	TD	GBP	162	205,726	207,087	—	(1,361)
Canadian Dollar,
Expiring 01/09/24	BARC	CAD	745	558,544	562,337	—	(3,793)
Expiring 01/09/24	BNP	CAD	975	720,383	735,945	—	(15,562)
Expiring 01/09/24	BNP	CAD	480	360,833	362,311	—	(1,478)
Expiring 01/09/24	CITI	CAD	2,080	1,529,673	1,570,015	—	(40,342)
Expiring 01/09/24	CITI	CAD	975	720,657	735,945	—	(15,288)
Expiring 01/09/24	GSI	CAD	240	180,215	181,156	—	(941)
Expiring 01/09/24	JPM	CAD	680	500,375	513,275	—	(12,900)

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar (cont’d.),
Expiring 01/09/24	JPM	CAD	635	$467,481	$479,307	$—	$(11,826)
Expiring 01/09/24	MSI	CAD	230	174,445	173,607	838	—
Expiring 01/09/24	RBC	CAD	10,730	7,905,138	8,099,162	—	(194,024)
Expiring 01/09/24	RBC	CAD	310	232,790	233,993	—	(1,203)
Expiring 01/09/24	SSB	CAD	960	706,138	724,622	—	(18,484)
Expiring 01/09/24	SSB	CAD	725	540,488	547,241	—	(6,753)
Expiring 01/09/24	SSB	CAD	725	540,373	547,241	—	(6,868)
Expiring 01/09/24	TD	CAD	685	504,978	517,048	—	(12,070)
Expiring 01/09/24	TD	CAD	480	359,953	362,311	—	(2,358)
Expiring 01/09/24	TD	CAD	240	180,128	181,156	—	(1,028)
Expiring 01/09/24	UAG	CAD	745	558,804	562,337	—	(3,533)
Expiring 01/09/24	UAG	CAD	730	545,597	551,015	—	(5,418)
Expiring 01/09/24	UAG	CAD	730	545,542	551,015	—	(5,473)
Expiring 01/09/24	UAG	CAD	485	366,591	366,085	506	—
Expiring 01/19/24	TD	CAD	226	166,872	170,668	—	(3,796)
Chilean Peso,
Expiring 01/09/24	BOA	CLP	921,898	1,057,708	1,045,906	11,802	—
Expiring 01/09/24	BOA	CLP	232,855	267,158	264,177	2,981	—
Expiring 03/20/24	MSI	CLP	665,519	754,993	751,964	3,029	—
Chinese Renminbi,
Expiring 01/09/24	GSI	CNH	1,676	234,942	235,395	—	(453)
Expiring 01/09/24	JPM	CNH	3,878	543,644	544,668	—	(1,024)
Expiring 01/09/24	JPM	CNH	1,318	183,545	185,114	—	(1,569)
Expiring 01/24/24	BOA	CNH	3,231	486,963	454,256	32,707	—
Expiring 01/30/24	BOA	CNH	8,601	1,193,000	1,209,784	—	(16,784)
Expiring 01/30/24	CITI	CNH	4,690	659,000	659,617	—	(617)
Expiring 01/30/24	DB	CNH	4,972	698,119	699,269	—	(1,150)
Expiring 01/30/24	GSI	CNH	40,538	5,583,200	5,701,720	—	(118,520)
Expiring 01/30/24	HSBC	CNH	8,184	1,147,000	1,151,119	—	(4,119)
Expiring 01/30/24	HSBC	CNH	4,572	634,000	643,101	—	(9,101)
Expiring 01/30/24	JPM	CNH	8,994	1,246,000	1,265,027	—	(19,027)
Expiring 01/30/24	MSI	CNH	4,582	634,000	644,427	—	(10,427)
Expiring 04/10/24	BOA	CNH	3,231	480,282	456,684	23,598	—
Colombian Peso,
Expiring 01/09/24	BNP	COP	133,605	33,310	34,398	—	(1,088)
Expiring 01/09/24	CITI	COP	596,100	150,534	153,473	—	(2,939)
Expiring 01/09/24	CITI	COP	267,300	66,523	68,819	—	(2,296)
Expiring 01/09/24	CITI	COP	267,210	66,819	68,796	—	(1,977)
Expiring 01/09/24	CITI	COP	104,163	25,788	26,818	—	(1,030)
Expiring 01/09/24	SCS	COP	1,432,441	358,918	368,798	—	(9,880)
Expiring 01/09/24	SCS	COP	489,885	121,953	126,126	—	(4,173)
Czech Koruna,
Expiring 01/09/24	BARC	CZK	1,890	83,940	84,482	—	(542)
Expiring 01/09/24	BARC	CZK	510	22,786	22,797	—	(11)
Expiring 01/09/24	BNP	CZK	2,510	111,499	112,197	—	(698)
Expiring 01/09/24	CITI	CZK	2,670	119,448	119,348	100	—
Expiring 01/09/24	HSBC	CZK	4,260	189,679	190,421	—	(742)
Expiring 01/09/24	JPM	CZK	2,989	132,919	133,607	—	(688)
Expiring 01/09/24	JPM	CZK	1,450	64,744	64,815	—	(71)
Expiring 01/09/24	JPM	CZK	1,340	59,936	59,898	38	—
Expiring 01/09/24	JPM	CZK	220	9,844	9,834	10	—
Expiring 01/09/24	MSI	CZK	11,377	514,424	508,549	5,875	—
Expiring 01/09/24	UAG	CZK	1,850	82,104	82,694	—	(590)
Expiring 01/19/24	BARC	CZK	55,263	2,385,670	2,469,350	—	(83,680)
Expiring 01/19/24	DB	CZK	28,063	1,254,001	1,253,974	27	—

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Czech Koruna (cont’d.),
Expiring 01/19/24	GSI	CZK	16,184	$689,119	$723,144	$—	$(34,025)
Expiring 01/19/24	MSI	CZK	17,939	762,881	801,581	—	(38,700)
Danish Krone,
Expiring 01/09/24	DB	DKK	2,519	371,617	373,246	—	(1,629)
Euro,
Expiring 01/09/24	BARC	EUR	1,484	1,639,651	1,638,982	669	—
Expiring 01/09/24	BARC	EUR	494	539,983	545,591	—	(5,608)
Expiring 01/09/24	BARC	EUR	494	538,215	545,591	—	(7,376)
Expiring 01/09/24	BARC	EUR	330	367,055	364,463	2,592	—
Expiring 01/09/24	BARC	EUR	251	271,702	277,214	—	(5,512)
Expiring 01/09/24	BNP	EUR	1,901	2,077,491	2,099,532	—	(22,041)
Expiring 01/09/24	BNP	EUR	1,218	1,314,520	1,345,202	—	(30,682)
Expiring 01/09/24	BNP	EUR	962	1,050,405	1,062,467	—	(12,062)
Expiring 01/09/24	BNP	EUR	919	1,010,393	1,014,976	—	(4,583)
Expiring 01/09/24	BNP	EUR	856	939,564	945,396	—	(5,832)
Expiring 01/09/24	BNP	EUR	493	541,885	544,486	—	(2,601)
Expiring 01/09/24	CITI	EUR	2,464	2,649,927	2,721,329	—	(71,402)
Expiring 01/09/24	CITI	EUR	1,827	2,003,030	2,017,803	—	(14,773)
Expiring 01/09/24	CITI	EUR	705	771,923	778,626	—	(6,703)
Expiring 01/09/24	CITI	EUR	705	770,462	778,627	—	(8,165)
Expiring 01/09/24	DB	EUR	68,822	75,682,700	76,009,437	—	(326,737)
Expiring 01/09/24	DB	EUR	769	840,396	849,311	—	(8,915)
Expiring 01/09/24	DB	EUR	457	501,419	504,727	—	(3,308)
Expiring 01/09/24	GSI	EUR	831	912,596	917,786	—	(5,190)
Expiring 01/09/24	GSI	EUR	741	807,712	818,386	—	(10,674)
Expiring 01/09/24	JPM	EUR	1,018	1,117,088	1,124,315	—	(7,227)
Expiring 01/09/24	JPM	EUR	103	113,059	113,757	—	(698)
Expiring 01/09/24	MSI	EUR	1,218	1,315,379	1,345,202	—	(29,823)
Expiring 01/09/24	MSI	EUR	919	1,009,990	1,014,976	—	(4,986)
Expiring 01/09/24	MSI	EUR	705	770,939	778,627	—	(7,688)
Expiring 01/09/24	SSB	EUR	457	502,974	504,727	—	(1,753)
Expiring 01/09/24	TD	EUR	3,466	3,805,407	3,827,972	—	(22,565)
Expiring 01/09/24	UAG	EUR	986	1,064,654	1,088,973	—	(24,319)
Expiring 01/09/24	UAG	EUR	778	857,942	859,251	—	(1,309)
Expiring 01/09/24	UAG	EUR	737	797,323	813,969	—	(16,646)
Expiring 01/09/24	UAG	EUR	509	558,890	562,157	—	(3,267)
Expiring 01/09/24	UAG	EUR	496	536,472	547,800	—	(11,328)
Expiring 01/09/24	UAG	EUR	494	539,217	545,591	—	(6,374)
Expiring 01/09/24	UAG	EUR	491	528,929	542,278	—	(13,349)
Expiring 01/09/24	UAG	EUR	459	505,205	506,936	—	(1,731)
Expiring 01/12/24	BNP	EUR	1,692	1,869,172	1,868,439	733	—
Expiring 01/12/24	BNP	EUR	168	184,191	185,708	—	(1,517)
Expiring 01/12/24	JPM	EUR	288	314,358	317,764	—	(3,406)
Expiring 01/12/24	MSI	EUR	343	376,174	378,557	—	(2,383)
Expiring 01/12/24	TD	EUR	972	1,062,527	1,073,769	—	(11,242)
Expiring 01/19/24	BNP	EUR	22,721	24,213,350	25,104,249	—	(890,899)
Expiring 01/19/24	BNYM	EUR	690	750,646	761,942	—	(11,296)
Expiring 01/19/24	CITI	EUR	1,250	1,366,519	1,381,133	—	(14,614)
Expiring 01/19/24	DB	EUR	1,209	1,324,660	1,336,326	—	(11,666)
Expiring 01/19/24	HSBC	EUR	600	654,480	662,944	—	(8,464)
Expiring 01/19/24	MSI	EUR	14,480	15,446,014	15,999,467	—	(553,453)
Expiring 01/19/24	SSB	EUR	25,304	26,751,528	27,958,869	—	(1,207,341)
Hong Kong Dollar,
Expiring 04/12/24	SCS	HKD	5,770	742,810	740,684	2,126	—
Expiring 05/09/24	SCS	HKD	5,735	737,459	736,631	828	—

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Hungarian Forint,
Expiring 01/09/24	BARC	HUF	69,960	$202,986	$201,341	$1,645	$—
Expiring 01/09/24	BARC	HUF	41,518	120,462	119,486	976	—
Expiring 01/09/24	BARC	HUF	12,700	36,450	36,550	—	(100)
Expiring 01/09/24	GSI	HUF	82,000	229,835	235,991	—	(6,156)
Expiring 01/09/24	JPM	HUF	27,200	77,726	78,280	—	(554)
Expiring 01/19/24	GSI	HUF	1,740,934	4,706,245	5,002,851	—	(296,606)
Expiring 01/19/24	GSI	HUF	309,432	867,000	889,203	—	(22,203)
Expiring 01/19/24	GSI	HUF	281,353	752,000	808,513	—	(56,513)
Expiring 01/19/24	UAG	HUF	198,958	573,361	571,736	1,625	—
Indian Rupee,
Expiring 01/09/24	JPM	INR	12,670	151,928	152,144	—	(216)
Expiring 01/09/24	JPM	INR	12,670	151,900	152,143	—	(243)
Expiring 01/09/24	MSI	INR	38,400	461,466	461,113	353	—
Indonesian Rupiah,
Expiring 01/09/24	BNP	IDR	21,973,757	1,423,005	1,427,496	—	(4,491)
Expiring 01/09/24	BNP	IDR	539,000	34,905	35,015	—	(110)
Israeli Shekel,
Expiring 01/09/24	BARC	ILS	4,135	1,129,180	1,142,276	—	(13,096)
Expiring 01/09/24	BARC	ILS	895	244,519	247,240	—	(2,721)
Expiring 01/09/24	BARC	ILS	772	210,817	213,262	—	(2,445)
Expiring 03/20/24	CITI	ILS	4,078	1,117,001	1,129,063	—	(12,062)
Expiring 03/20/24	CITI	ILS	3,017	817,716	835,479	—	(17,763)
Japanese Yen,
Expiring 01/09/24	BARC	JPY	149,200	1,018,399	1,059,988	—	(41,589)
Expiring 01/09/24	BARC	JPY	77,700	547,251	552,018	—	(4,767)
Expiring 01/09/24	BARC	JPY	52,200	371,090	370,853	237	—
Expiring 01/09/24	BARC	JPY	26,100	185,520	185,426	94	—
Expiring 01/09/24	BNP	JPY	148,800	1,007,697	1,057,145	—	(49,448)
Expiring 01/09/24	BNP	JPY	118,800	810,704	844,012	—	(33,308)
Expiring 01/09/24	BNP	JPY	74,400	524,392	528,573	—	(4,181)
Expiring 01/09/24	BNP	JPY	74,400	507,744	528,573	—	(20,829)
Expiring 01/09/24	BNP	JPY	59,200	402,816	420,584	—	(17,768)
Expiring 01/09/24	CA	JPY	77,400	547,899	549,886	—	(1,987)
Expiring 01/09/24	CITI	JPY	306,100	2,123,070	2,174,679	—	(51,609)
Expiring 01/09/24	CITI	JPY	193,500	1,321,382	1,374,716	—	(53,334)
Expiring 01/09/24	CITI	JPY	193,500	1,320,843	1,374,716	—	(53,873)
Expiring 01/09/24	CITI	JPY	104,300	741,665	740,996	669	—
Expiring 01/09/24	CITI	JPY	104,000	707,623	738,866	—	(31,243)
Expiring 01/09/24	CWMC	JPY	2,298,452	15,705,045	16,329,292	—	(624,247)
Expiring 01/09/24	DB	JPY	116,300	816,522	826,250	—	(9,728)
Expiring 01/09/24	GSI	JPY	106,800	745,079	758,758	—	(13,679)
Expiring 01/09/24	GSI	JPY	77,400	548,329	549,886	—	(1,557)
Expiring 01/09/24	JPM	JPY	210,900	1,460,354	1,498,333	—	(37,979)
Expiring 01/09/24	JPM	JPY	39,000	266,864	277,074	—	(10,210)
Expiring 01/09/24	MSI	JPY	244,400	1,706,181	1,736,333	—	(30,152)
Expiring 01/09/24	MSI	JPY	200,300	1,396,987	1,423,026	—	(26,039)
Expiring 01/09/24	MSI	JPY	149,200	1,018,354	1,059,988	—	(41,634)
Expiring 01/09/24	MSI	JPY	141,200	962,644	1,003,152	—	(40,508)
Expiring 01/09/24	MSI	JPY	110,100	768,107	782,203	—	(14,096)
Expiring 01/09/24	MSI	JPY	105,200	718,346	747,390	—	(29,044)
Expiring 01/09/24	MSI	JPY	27,400	194,481	194,663	—	(182)
Expiring 01/09/24	SSB	JPY	38,500	271,725	273,522	—	(1,797)
Expiring 01/09/24	UAG	JPY	80,400	561,782	571,200	—	(9,418)
Expiring 01/09/24	UAG	JPY	80,400	562,395	571,200	—	(8,805)
Expiring 01/09/24	UAG	JPY	77,400	547,406	549,886	—	(2,480)

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 01/09/24	UAG	JPY	75,300	$513,725	$534,967	$—	$(21,242)
Expiring 01/09/24	UAG	JPY	75,300	514,195	534,967	—	(20,772)
Expiring 01/09/24	UAG	JPY	51,800	362,754	368,012	—	(5,258)
Expiring 01/16/24	SSB	JPY	748,750	5,114,741	5,325,309	—	(210,568)
Expiring 01/19/24	TD	JPY	57,083	389,013	406,181	—	(17,168)
Expiring 01/29/24	HSBC	JPY	1,617,000	10,963,973	11,524,005	—	(560,032)
Expiring 01/29/24	SG	JPY	869,600	5,891,180	6,197,449	—	(306,269)
Malaysian Ringgit,
Expiring 01/09/24	DB	MYR	6,155	1,326,309	1,343,222	—	(16,913)
Expiring 01/09/24	DB	MYR	380	81,719	82,929	—	(1,210)
Mexican Peso,
Expiring 01/09/24	BARC	MXN	9,390	543,466	551,976	—	(8,510)
Expiring 01/09/24	BARC	MXN	3,540	204,837	208,093	—	(3,256)
Expiring 01/09/24	BARC	MXN	870	49,840	51,142	—	(1,302)
Expiring 01/09/24	BOA	MXN	7,940	460,878	466,740	—	(5,862)
Expiring 01/09/24	CA	MXN	9,390	543,626	551,975	—	(8,349)
Expiring 01/09/24	CITI	MXN	1,800	103,023	105,810	—	(2,787)
Expiring 01/09/24	CITI	MXN	1,200	69,143	70,540	—	(1,397)
Expiring 01/09/24	GSI	MXN	35,641	2,067,235	2,095,095	—	(27,860)
Expiring 01/09/24	GSI	MXN	23,761	1,379,216	1,396,750	—	(17,534)
Expiring 01/09/24	GSI	MXN	9,530	556,237	560,205	—	(3,968)
Expiring 01/09/24	GSI	MXN	7,480	427,927	439,699	—	(11,772)
Expiring 01/09/24	GSI	MXN	5,056	293,256	297,208	—	(3,952)
Expiring 01/09/24	GSI	MXN	3,371	195,671	198,159	—	(2,488)
Expiring 01/09/24	GSI	MXN	3,070	179,210	180,464	—	(1,254)
Expiring 01/09/24	HSBC	MXN	9,270	530,761	544,921	—	(14,160)
Expiring 01/09/24	HSBC	MXN	4,020	228,953	236,309	—	(7,356)
Expiring 01/09/24	JPM	MXN	9,620	558,066	565,495	—	(7,429)
Expiring 01/09/24	JPM	MXN	4,600	265,034	270,403	—	(5,369)
Expiring 01/09/24	JPM	MXN	1,520	87,199	89,351	—	(2,152)
Expiring 01/09/24	JPM	MXN	1,450	83,032	85,236	—	(2,204)
Expiring 01/09/24	JPM	MXN	560	33,009	32,918	91	—
Expiring 01/09/24	MSI	MXN	59,402	3,432,471	3,491,846	—	(59,375)
Expiring 01/09/24	MSI	MXN	9,270	531,464	544,922	—	(13,458)
Expiring 01/09/24	MSI	MXN	8,426	486,886	495,308	—	(8,422)
Expiring 01/09/24	MSI	MXN	2,870	164,887	168,708	—	(3,821)
Expiring 01/09/24	NWM	MXN	930	54,433	54,669	—	(236)
Expiring 01/09/24	RBC	MXN	5,330	306,911	313,315	—	(6,404)
Expiring 01/09/24	SSB	MXN	14,090	815,615	828,256	—	(12,641)
Expiring 01/09/24	SSB	MXN	7,620	438,783	447,928	—	(9,145)
Expiring 01/09/24	SSB	MXN	1,520	87,122	89,350	—	(2,228)
New Taiwanese Dollar,
Expiring 01/09/24	CITI	TWD	9,295	298,321	305,079	—	(6,758)
Expiring 03/20/24	BARC	TWD	48,969	1,599,000	1,622,995	—	(23,995)
Expiring 03/20/24	HSBC	TWD	57,643	1,875,804	1,910,480	—	(34,676)
Expiring 03/20/24	JPM	TWD	372,645	12,162,822	12,350,582	—	(187,760)
New Zealand Dollar,
Expiring 01/09/24	BARC	NZD	890	559,197	562,629	—	(3,432)
Expiring 01/09/24	BARC	NZD	435	270,239	274,993	—	(4,754)
Expiring 01/09/24	BARC	NZD	285	178,877	180,167	—	(1,290)
Expiring 01/09/24	CBA	NZD	5,312	3,270,466	3,358,077	—	(87,611)
Expiring 01/09/24	CITI	NZD	1,195	730,857	755,441	—	(24,584)
Expiring 01/09/24	CITI	NZD	1,145	705,664	723,833	—	(18,169)
Expiring 01/09/24	CITI	NZD	860	526,483	543,665	—	(17,182)
Expiring 01/09/24	GSI	NZD	320	201,284	202,293	—	(1,009)

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Zealand Dollar (cont’d.),
Expiring 01/09/24	MSI	NZD	2,050	$1,247,708	$1,295,945	$—	$(48,237)
Expiring 01/09/24	MSI	NZD	1,195	738,002	755,441	—	(17,439)
Expiring 01/09/24	MSI	NZD	830	510,469	524,699	—	(14,230)
Expiring 01/09/24	MSI	NZD	830	511,274	524,699	—	(13,425)
Expiring 01/09/24	MSI	NZD	825	507,736	521,538	—	(13,802)
Expiring 01/09/24	MSI	NZD	825	507,926	521,539	—	(13,613)
Expiring 01/09/24	SSB	NZD	1,855	1,166,926	1,172,671	—	(5,745)
Expiring 01/09/24	SSB	NZD	860	539,154	543,664	—	(4,510)
Expiring 01/09/24	SSB	NZD	855	525,502	540,504	—	(15,002)
Expiring 01/09/24	SSB	NZD	825	507,136	521,539	—	(14,403)
Expiring 01/09/24	SSB	NZD	285	178,799	180,168	—	(1,369)
Norwegian Krone,
Expiring 01/09/24	BARC	NOK	2,920	271,039	287,487	—	(16,448)
Expiring 01/09/24	BARC	NOK	2,840	271,516	279,611	—	(8,095)
Expiring 01/09/24	CITI	NOK	14,450	1,324,078	1,422,669	—	(98,591)
Expiring 01/09/24	CITI	NOK	7,870	753,661	774,838	—	(21,177)
Expiring 01/09/24	CITI	NOK	2,280	217,796	224,476	—	(6,680)
Expiring 01/09/24	DB	NOK	9,166	860,295	902,434	—	(42,139)
Expiring 01/09/24	DB	NOK	5,830	554,896	573,990	—	(19,094)
Expiring 01/09/24	DB	NOK	5,540	547,520	545,438	2,082	—
Expiring 01/09/24	DB	NOK	3,770	370,593	371,174	—	(581)
Expiring 01/09/24	DB	NOK	2,920	268,328	287,487	—	(19,159)
Expiring 01/09/24	DB	NOK	2,840	271,497	279,611	—	(8,114)
Expiring 01/09/24	GSI	NOK	5,740	557,304	565,129	—	(7,825)
Expiring 01/09/24	GSI	NOK	2,930	281,333	288,472	—	(7,139)
Expiring 01/09/24	GSI	NOK	2,910	277,507	286,502	—	(8,995)
Expiring 01/09/24	GSI	NOK	1,860	182,081	183,126	—	(1,045)
Expiring 01/09/24	JPM	NOK	5,590	543,164	550,362	—	(7,198)
Expiring 01/09/24	MSI	NOK	7,490	728,056	737,425	—	(9,369)
Expiring 01/09/24	UAG	NOK	20,781	2,014,234	2,045,985	—	(31,751)
Peruvian Nuevo Sol,
Expiring 01/09/24	SCS	PEN	901	241,348	243,472	—	(2,124)
Expiring 03/20/24	BARC	PEN	4,112	1,098,997	1,108,856	—	(9,859)
Expiring 03/20/24	CITI	PEN	2,654	708,908	715,497	—	(6,589)
Expiring 03/20/24	MSI	PEN	3,706	980,784	999,235	—	(18,451)
Philippine Peso,
Expiring 01/09/24	BOA	PHP	1,370	24,738	24,739	—	(1)
Expiring 03/20/24	CITI	PHP	47,819	861,855	863,709	—	(1,854)
Expiring 03/20/24	SSB	PHP	103,995	1,858,981	1,878,358	—	(19,377)
Expiring 03/20/24	SSB	PHP	75,896	1,365,627	1,370,834	—	(5,207)
Polish Zloty,
Expiring 01/09/24	DB	PLN	1,055	266,287	268,089	—	(1,802)
Expiring 01/09/24	JPM	PLN	330	83,990	83,857	133	—
Expiring 01/09/24	MSI	PLN	1,775	450,388	451,051	—	(663)
Expiring 01/09/24	MSI	PLN	770	195,379	195,666	—	(287)
Expiring 01/19/24	BARC	PLN	3,256	744,000	827,163	—	(83,163)
Expiring 01/19/24	CITI	PLN	10,043	2,353,824	2,551,586	—	(197,762)
Expiring 01/19/24	CITI	PLN	2,081	522,660	528,791	—	(6,131)
Expiring 01/19/24	CITI	PLN	1,267	320,340	322,033	—	(1,693)
Romanian Leu,
Expiring 01/09/24	BARC	RON	264	58,364	58,581	—	(217)
Expiring 01/09/24	BNP	RON	633	139,936	140,463	—	(527)
Expiring 01/09/24	HSBC	RON	254	56,145	56,362	—	(217)
Singapore Dollar,
Expiring 01/09/24	BARC	SGD	90	68,319	68,231	88	—

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 01/09/24	BNP	SGD	1,036	$778,927	$785,410	$—	$(6,483)
Expiring 01/09/24	CWMC	SGD	130	97,863	98,555	—	(692)
Expiring 01/09/24	JPM	SGD	90	67,143	68,231	—	(1,088)
Expiring 03/20/24	BNYM	SGD	3,770	2,820,487	2,867,327	—	(46,840)
South African Rand,
Expiring 01/09/24	BOA	ZAR	4,350	237,352	237,579	—	(227)
Expiring 01/09/24	GSI	ZAR	8,440	455,923	460,959	—	(5,036)
Expiring 01/09/24	GSI	ZAR	8,260	437,929	451,128	—	(13,199)
Expiring 01/09/24	GSI	ZAR	8,110	433,046	442,936	—	(9,890)
Expiring 01/09/24	GSI	ZAR	7,790	418,871	425,458	—	(6,587)
Expiring 01/09/24	JPM	ZAR	3,240	171,735	176,956	—	(5,221)
Expiring 01/09/24	MSI	ZAR	27,256	1,466,409	1,488,614	—	(22,205)
South Korean Won,
Expiring 01/09/24	BARC	KRW	263,050	202,892	202,962	—	(70)
Expiring 01/09/24	BOA	KRW	5,463,798	4,232,943	4,215,726	17,217	—
Expiring 01/09/24	BOA	KRW	2,006,118	1,554,190	1,547,868	6,322	—
Expiring 01/09/24	BOA	KRW	704,220	537,655	543,358	—	(5,703)
Expiring 01/09/24	CITI	KRW	468,460	361,048	361,451	—	(403)
Expiring 01/09/24	CITI	KRW	352,130	271,036	271,694	—	(658)
Expiring 01/09/24	CITI	KRW	351,880	272,037	271,501	536	—
Expiring 01/09/24	JPM	KRW	949,460	737,731	732,579	5,152	—
Expiring 01/09/24	JPM	KRW	898,540	698,275	693,290	4,985	—
Expiring 01/09/24	JPM	KRW	731,480	562,461	564,391	—	(1,930)
Expiring 01/09/24	MSI	KRW	1,317,930	1,018,021	1,016,881	1,140	—
Expiring 03/20/24	BARC	KRW	4,884,787	3,724,808	3,789,854	—	(65,046)
Swedish Krona,
Expiring 01/09/24	BARC	SEK	5,230	507,386	518,770	—	(11,384)
Expiring 01/09/24	BNP	SEK	7,710	755,454	764,765	—	(9,311)
Expiring 01/09/24	BNP	SEK	7,540	720,466	747,901	—	(27,435)
Expiring 01/09/24	BOA	SEK	2,820	270,758	279,719	—	(8,961)
Expiring 01/09/24	CITI	SEK	4,030	403,664	399,741	3,923	—
Expiring 01/09/24	DB	SEK	54,143	5,247,035	5,370,511	—	(123,476)
Expiring 01/09/24	DB	SEK	5,680	559,166	563,406	—	(4,240)
Expiring 01/09/24	DB	SEK	3,640	366,557	361,056	5,501	—
Expiring 01/09/24	DB	SEK	2,802	271,544	277,934	—	(6,390)
Expiring 01/09/24	GSI	SEK	7,610	727,367	754,846	—	(27,479)
Expiring 01/09/24	GSI	SEK	5,570	543,271	552,496	—	(9,225)
Expiring 01/09/24	GSI	SEK	2,840	279,607	281,704	—	(2,097)
Expiring 01/09/24	JPM	SEK	4,870	468,162	483,061	—	(14,899)
Expiring 01/09/24	JPM	SEK	4,870	467,634	483,061	—	(15,427)
Expiring 01/09/24	JPM	SEK	3,660	360,050	363,040	—	(2,990)
Expiring 01/09/24	JPM	SEK	2,770	276,615	274,760	1,855	—
Expiring 01/09/24	JPM	SEK	1,460	143,596	144,820	—	(1,224)
Expiring 01/09/24	MSI	SEK	8,270	792,559	820,311	—	(27,752)
Expiring 01/09/24	MSI	SEK	3,660	361,788	363,040	—	(1,252)
Expiring 01/09/24	UAG	SEK	5,570	543,031	552,495	—	(9,464)
Expiring 01/09/24	UAG	SEK	5,550	540,414	550,511	—	(10,097)
Expiring 01/09/24	UAG	SEK	3,640	366,480	361,056	5,424	—
Swiss Franc,
Expiring 01/09/24	BARC	CHF	700	804,687	833,262	—	(28,575)
Expiring 01/09/24	BARC	CHF	480	556,447	571,380	—	(14,933)
Expiring 01/09/24	BARC	CHF	310	371,283	369,016	2,267	—
Expiring 01/09/24	BARC	CHF	235	280,953	279,738	1,215	—
Expiring 01/09/24	BNP	CHF	3,042	3,499,550	3,621,122	—	(121,572)
Expiring 01/09/24	BNP	CHF	1,787	2,055,784	2,127,200	—	(71,416)

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swiss Franc (cont’d.),
Expiring 01/09/24	BNP	CHF	700	$797,314	$833,263	$—	$(35,949)
Expiring 01/09/24	BNP	CHF	630	722,812	749,936	—	(27,124)
Expiring 01/09/24	BNP	CHF	620	713,786	738,033	—	(24,247)
Expiring 01/09/24	BNP	CHF	465	538,736	553,525	—	(14,789)
Expiring 01/09/24	BNP	CHF	430	493,039	511,861	—	(18,822)
Expiring 01/09/24	BNP	CHF	310	368,276	369,016	—	(740)
Expiring 01/09/24	BNP	CHF	233	279,545	277,357	2,188	—
Expiring 01/09/24	CITI	CHF	650	751,050	773,744	—	(22,694)
Expiring 01/09/24	CITI	CHF	345	410,099	410,679	—	(580)
Expiring 01/09/24	CITI	CHF	340	404,952	404,727	225	—
Expiring 01/09/24	CITI	CHF	310	370,048	369,017	1,031	—
Expiring 01/09/24	CITI	CHF	155	181,268	184,508	—	(3,240)
Expiring 01/09/24	DB	CHF	445	509,736	529,717	—	(19,981)
Expiring 01/09/24	GSI	CHF	880	1,013,736	1,047,530	—	(33,794)
Expiring 01/09/24	GSI	CHF	620	723,209	738,033	—	(14,824)
Expiring 01/09/24	JPM	CHF	875	1,001,685	1,041,578	—	(39,893)
Expiring 01/09/24	JPM	CHF	645	737,910	767,792	—	(29,882)
Expiring 01/09/24	JPM	CHF	440	506,977	523,765	—	(16,788)
Expiring 01/09/24	JPM	CHF	340	404,259	404,728	—	(469)
Expiring 01/09/24	SCS	CHF	430	495,357	511,861	—	(16,504)
Expiring 01/09/24	UAG	CHF	1,165	1,324,979	1,386,787	—	(61,808)
Expiring 01/09/24	UAG	CHF	645	745,723	767,792	—	(22,069)
Expiring 01/09/24	UAG	CHF	465	535,629	553,524	—	(17,895)
Expiring 01/09/24	UAG	CHF	310	368,781	369,017	—	(236)
Expiring 01/09/24	UAG	CHF	310	370,330	369,016	1,314	—
Expiring 01/09/24	UAG	CHF	305	354,201	363,064	—	(8,863)
Expiring 01/19/24	GSI	CHF	607	680,115	723,493	—	(43,378)
Thai Baht,
Expiring 01/09/24	BARC	THB	54,107	1,556,364	1,586,706	—	(30,342)
Expiring 01/09/24	BARC	THB	6,570	185,384	192,668	—	(7,284)
Expiring 01/09/24	BARC	THB	5,560	157,731	163,049	—	(5,318)
Expiring 01/09/24	BARC	THB	2,390	68,435	70,087	—	(1,652)
Expiring 01/09/24	UAG	THB	3,290	93,505	96,480	—	(2,975)
Expiring 03/20/24	MSI	THB	18,991	534,297	560,309	—	(26,012)

				$507,598,659	$518,388,423	162,505	(10,952,269)

						$6,551,708	$(11,066,548)

Cross currency exchange contracts outstanding at December 31, 2023:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
01/19/24	Buy	EUR	683	PLN	3,114	$—	$(36,402)	BOA
01/19/24	Buy	PLN	3,389	EUR	772	7,555	—	MSI

						$7,555	$(36,402)

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Credit default swap agreements outstanding at December 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Gazprom PAO	06/20/24	1.000%(Q)		606	$48,212	$91,115	$(42,903)	BARC
Kingdom of Morocco	12/20/27	1.000%(Q)		270	(990)	5,768	(6,758)	BNP
Republic of Italy	12/20/27	1.000%(Q)	EUR	1,370	(33,925)	(41,123)	7,198	BARC
Republic of South Africa	12/20/28	1.000%(Q)		900	40,667	87,455	(46,788)	JPM
Republic of South Africa	12/20/28	1.000%(Q)		600	27,111	57,059	(29,948)	MSI

					$81,075	$200,274	$(119,199)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Bank of America Corp.	06/20/24	1.000%(Q)		1,840	0.309%	$6,633	$420	$6,213	GSI
Emirate of Abu Dhabi	06/20/24	1.000%(Q)		240	0.121%	1,080	973	107	BNP
International Bank for Reconstruction & Development	03/20/24	0.250%(Q)		10,270	0.039%	5,722	2,198	3,524	BOA
International Bank for Reconstruction & Development	03/20/24	0.250%(Q)		2,000	0.039%	1,114	428	686	BOA
Republic of Estonia	12/20/26	1.000%(Q)		240	0.507%	3,399	1,350	2,049	JPM
Republic of Poland	06/20/24	1.000%(Q)		500	0.108%	2,280	182	2,098	BNP
U.S. Treasury Notes	06/20/24	0.250%(Q)	EUR	385	0.331%	(128)	(288)	160	BNP
U.S. Treasury Notes	12/20/24	0.250%(Q)	EUR	2,400	0.363%	(2,674)	(5,524)	2,850	BNP

						$17,426	$(261)	$17,687

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.41.V1	12/20/28	1.000%(Q)	25,625	$(484,192)	$(505,595)	$(21,403)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreements outstanding at December 31, 2023:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Inflation Swap Agreements:
EUR3,570	02/15/28	2.403%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	$55,005	$—	$55,005	MSI
EUR3,569	02/15/28	2.405%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	55,385	—	55,385	MSI
EUR2,868	02/15/28	2.478%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	56,124	—	56,124	JPM
EUR3,570	02/15/33	2.380%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(76,624)	—	(76,624)	MSI
EUR3,569	02/15/33	2.395%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(82,545)	—	(82,545)	MSI
EUR2,868	02/15/33	2.448%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(83,256)	—	(83,256)	JPM
1,855	09/15/28	2.595%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	18,951	—	18,951	JPM
1,679	09/15/28	2.605%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	17,941	—	17,941	JPM
2,265	09/15/28	2.615%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	25,267	—	25,267	CITI
1,855	09/15/33	2.630%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(30,484)	—	(30,484)	JPM
1,679	09/15/33	2.631%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(27,781)	—	(27,781)	JPM
2,265	09/15/33	2.650%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(41,316)	—	(41,316)	CITI

				$(113,333)	$—	$(113,333)

Interest rate swap agreements outstanding at December 31, 2023:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
AUD	4,703	12/20/26	4.380%(Q)	3 Month BBSW(2)(Q)/ 4.358%	$23,863	$53,452	$29,589
AUD	1,103	09/17/28	3.875%(Q)	3 Month BBSW(2)(Q)/ 4.358%	314	4,917	4,603
AUD	455	12/03/28	2.650%(S)	6 Month BBSW(2)(S)/ 4.445%	(20,955)	(18,380)	2,575
AUD	708	03/20/29	4.250%(S)	6 Month BBSW(2)(S)/ 4.445%	(888)	7,292	8,180
AUD	1,615	12/03/31	2.750%(S)	6 Month BBSW(2)(S)/ 4.445%	129,176	(102,532)	(231,708)
AUD	835	09/20/33	4.594%(S)	6 Month BBSW(2)(S)/ 4.445%	1,194	3,062	1,868
AUD	185	12/03/33	2.800%(S)	6 Month BBSW(2)(S)/ 4.445%	(15,252)	(14,548)	704
AUD	355	03/20/34	4.469%(S)	6 Month BBSW(2)(S)/ 4.445%	(1,322)	5,679	7,001
AUD	190	12/03/38	2.900%(S)	6 Month BBSW(2)(S)/ 4.445%	(21,147)	(20,817)	330
CAD	250	12/03/24	4.450%(S)	1 Day CORRA(2)(S)/ 5.060%	(328)	(290)	38
CAD	440	12/03/26	2.550%(S)	3 Month CDOR(2)(S)/ 5.448%	12,258	(12,489)	(24,747)
CAD	1,088	09/17/28	2.938%(S)	1 Day CORRA(1)(S)/ 5.060%	(658)	(7,068)	(6,410)
CAD	1,360	03/20/29	3.875%(S)	1 Day CORRA(1)(S)/ 5.060%	(1,898)	(40,405)	(38,507)
CAD	995	12/03/29	3.500%(S)	1 Day CORRA(2)(S)/ 5.060%	2,250	16,494	14,244
CAD	275	12/03/30	3.500%(S)	1 Day CORRA(2)(S)/ 5.060%	(1,345)	5,503	6,848
CAD	600	12/03/32	2.700%(S)	3 Month CDOR(2)(S)/ 5.448%	(20,195)	(25,100)	(4,905)
CAD	775	09/20/33	3.313%(S)	1 Day CORRA(2)(S)/ 5.060%	(298)	7,794	8,092
CAD	359	03/20/34	3.781%(S)	1 Day CORRA(1)(S)/ 5.060%	(1,233)	(17,439)	(16,206)

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CAD	470	12/03/41	2.800%(S)	3 Month CDOR(2)(S)/5.448%	$40,026	$(34,690)	$(74,716)
CAD	1,120	12/03/50	2.800%(S)	3 Month CDOR(2)(S)/5.448%	116,450	(86,603)	(203,053)
CHF	800	08/10/31	(0.220)%(A)	1 Day SARON(2)(A)/1.695%	—	(100,896)	(100,896)
CHF	250	03/31/33	1.909%(A)	1 Day SARON(2)(A)/1.695%	—	20,750	20,750
CHF	525	12/20/33	1.220%(A)	1 Day SARON(1)(A)/1.695%	(1,423)	(3,450)	(2,027)
CLP	264,250	08/12/26	3.620%(S)	1 Day CLOIS(2)(S)/8.250%	—	(16,616)	(16,616)
CLP	440,000	02/06/33	5.200%(S)	1 Day CLOIS(1)(S)/8.250%	—	(4,435)	(4,435)
CLP	204,000	02/23/33	5.570%(S)	1 Day CLOIS(1)(S)/8.250%	—	(9,264)	(9,264)
CLP	419,000	02/27/33	5.550%(S)	1 Day CLOIS(1)(S)/8.250%	—	(18,598)	(18,598)
CNH	18,085	05/11/25	2.300%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.660%	5,264	9,441	4,177
CNH	76,685	08/20/26	2.440%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.660%	(181)	108,498	108,679
CNH	12,180	03/01/28	2.955%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.660%	—	51,202	51,202
CNH	19,770	05/11/28	2.600%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.660%	38,113	44,505	6,392
CNH	6,900	06/01/28	2.473%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.660%	—	9,900	9,900
CNH	115,907	12/20/28	2.461%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.660%	—	144,012	144,012
CNH	4,171	03/20/29	2.313%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.660%	668	798	130
COP	851,000	08/12/31	5.910%(Q)	1 Day COOIS(2)(Q)/12.048%	—	(21,008)	(21,008)
CZK	25,000	08/12/26	2.062%(A)	6 Month PRIBOR(2)(S)/6.430%	—	(76,087)	(76,087)
DKK	3,200	04/08/32	1.581%(A)	6 Month CIBOR(2)(S)/3.927%	(18,780)	(36,954)	(18,174)
EUR	33,065	11/23/24	(0.046)%(A)	6 Month EURIBOR(2)(S)/3.861%	—	(1,335,534)	(1,335,534)
EUR	16,945	12/02/24	(0.285)%(A)	6 Month EURIBOR(2)(S)/3.861%	—	(716,695)	(716,695)
EUR	418	03/20/29	3.094%(A)	6 Month EURIBOR(2)(S)/3.861%	(738)	15,946	16,684
EUR	664	06/17/29	2.438%(A)	6 Month EURIBOR(2)(S)/3.861%	(32)	4,142	4,174
EUR	1,695	08/15/32	2.940%(A)	6 Month EURIBOR(1)(S)/3.861%	(4,516)	(62,664)	(58,148)
EUR	1,500	03/20/33	2.996%(A)	6 Month EURIBOR(2)(S)/3.861%	—	90,450	90,450
EUR	600	12/20/33	2.630%(A)	1 Day EuroSTR(2)(A)/3.882%	5,411	19,925	14,514
EUR	497	12/20/33	2.844%(A)	6 Month EURIBOR(2)(S)/3.861%	(297)	6,527	6,824
EUR	217	03/20/34	3.125%(A)	6 Month EURIBOR(2)(S)/3.861%	42	14,060	14,018
EUR	1,075	03/20/38	2.982%(A)	6 Month EURIBOR(1)(S)/3.861%	—	(74,333)	(74,333)
EUR	925	11/24/41	0.565%(A)	6 Month EURIBOR(1)(S)/3.861%	—	153,410	153,410
EUR	925	11/24/41	0.600%(A)	3 Month EURIBOR(2)(Q)/3.909%	—	(161,416)	(161,416)
EUR	2,243	11/25/41	0.629%(A)	6 Month EURIBOR(1)(S)/3.861%	—	360,350	360,350
EUR	2,243	11/25/41	0.663%(A)	3 Month EURIBOR(2)(Q)/3.909%	—	(380,037)	(380,037)
EUR	2,165	02/17/42	0.536%(A)	6 Month EURIBOR(2)(S)/3.861%	—	(721,978)	(721,978)
EUR	1,140	03/22/42	1.257%(A)	6 Month EURIBOR(1)(S)/3.861%	—	123,743	123,743
EUR	1,140	03/22/42	1.310%(A)	3 Month EURIBOR(2)(Q)/3.909%	—	(132,458)	(132,458)
EUR	960	02/24/43	2.910%(A)	6 Month EURIBOR(1)(S)/3.861%	796	(73,358)	(74,154)
EUR	960	02/24/43	2.960%(A)	3 Month EURIBOR(2)(Q)/3.909%	(481)	83,371	83,852
EUR	165	08/15/48	2.660%(A)	6 Month EURIBOR(1)(S)/3.861%	3,489	(7,144)	(10,633)
GBP	1,780	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/5.187%	(65,128)	203,179	268,307
GBP	5,750	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/5.187%	(79,656)	656,336	735,992
GBP	1,430	05/08/27	1.050%(A)	1 Day SONIA(1)(A)/5.187%	153,312	191,270	37,958
GBP	2,405	05/08/28	1.100%(A)	1 Day SONIA(1)(A)/5.187%	389,270	366,589	(22,681)
GBP	3,040	05/08/29	1.100%(A)	1 Day SONIA(2)(A)/5.187%	(308,977)	(516,362)	(207,385)
GBP	602	06/17/29	3.500%(A)	1 Day SONIA(1)(A)/5.187%	130	(12,021)	(12,151)
GBP	796	06/19/29	3.813%(A)	1 Day SONIA(1)(A)/5.187%	1	(29,894)	(29,895)
GBP	2,690	05/08/30	1.100%(A)	1 Day SONIA(2)(A)/5.187%	(542,452)	(510,548)	31,904
GBP	3,932	12/07/30	1.009%(A)	1 Day SONIA(2)(A)/5.187%	—	(705,743)	(705,743)
GBP	11,550	05/08/31	1.150%(A)	1 Day SONIA(1)(A)/5.187%	(889,978)	2,368,739	3,258,717
GBP	595	05/08/31	1.150%(A)	1 Day SONIA(1)(A)/5.187%	(13,710)	122,026	135,736
GBP	3,995	05/08/33	1.150%(A)	1 Day SONIA(2)(A)/5.187%	(881,573)	(986,814)	(105,241)
GBP	204	06/19/34	3.719%(A)	1 Day SONIA(1)(A)/5.187%	42	(11,223)	(11,265)

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
GBP	3,380	05/08/37	1.200%(A)	1 Day SONIA(1)(A)/5.187%	$1,083,383	$1,101,300	$17,917
GBP	2,845	05/08/38	1.200%(A)	1 Day SONIA(2)(A)/5.187%	(840,527)	(975,915)	(135,388)
GBP	1,240	05/08/41	1.250%(A)	1 Day SONIA(2)(A)/5.187%	173,605	(481,580)	(655,185)
GBP	1,045	05/08/42	1.250%(A)	1 Day SONIA(1)(A)/5.187%	57,189	422,945	365,756
GBP	650	05/08/43	1.250%(A)	1 Day SONIA(1)(A)/5.187%	310,954	271,432	(39,522)
GBP	3,880	05/08/46	1.250%(A)	1 Day SONIA(2)(A)/5.187%	674,857	(1,782,525)	(2,457,382)
GBP	305	05/08/52	1.250%(A)	1 Day SONIA(1)(A)/5.187%	44,587	159,021	114,434
HKD	39,308	06/21/24	5.030%(Q)	3 Month HIBOR(1)(Q)/5.152%	(5,290)	(4,382)	908
HUF	100,000	08/10/31	2.748%(A)	6 Month BUBOR(2)(S)/9.590%	—	(66,997)	(66,997)
ILS	1,275	08/12/31	1.120%(A)	3 Month TELBOR(2)(Q)/4.515%	—	(57,435)	(57,435)
JPY	395,000	07/08/24	(0.050)%(A)	1 Day TONAR(2)(A)/(0.039)%	(1,795)	(1,171)	624
JPY	225,000	03/06/25	0.197%(A)	1 Day TONAR(2)(A)/(0.039)%	—	5,035	5,035
JPY	225,000	07/08/25	(0.050)%(A)	1 Day TONAR(2)(A)/(0.039)%	(5,542)	(4,840)	702
JPY	150,000	07/08/27	(0.050)%(A)	1 Day TONAR(1)(A)/(0.039)%	15,106	14,754	(352)
JPY	95,814	06/18/28	0.469%(A)	1 Day TONAR(2)(A)/(0.039)%	(6,035)	(2,008)	4,027
JPY	980,000	07/08/28	(0.050)%(A)	1 Day TONAR(2)(A)/(0.039)%	(86,037)	(149,886)	(63,849)
JPY	131,500	07/31/28	0.268%(A)	1 Day TONAR(2)(A)/(0.039)%	—	(5,853)	(5,853)
JPY	85,000	07/08/30	(0.050)%(A)	1 Day TONAR(1)(A)/(0.039)%	28,861	25,288	(3,573)
JPY	597,500	07/08/31	0.000%(A)	1 Day TONAR(2)(A)/(0.039)%	9,813	(213,121)	(222,934)
JPY	19,935	07/08/32	0.050%(A)	1 Day TONAR(1)(A)/(0.039)%	6,247	8,260	2,013
JPY	15,000	07/08/33	0.100%(A)	1 Day TONAR(2)(A)/(0.039)%	(4,590)	(7,058)	(2,468)
JPY	29,140	06/19/34	1.094%(A)	1 Day TONAR(2)(A)/(0.039)%	(20)	3,305	3,325
JPY	405,000	07/08/35	0.100%(A)	1 Day TONAR(2)(A)/(0.039)%	9,528	(264,691)	(274,219)
JPY	25,000	07/08/38	0.200%(A)	1 Day TONAR(2)(A)/(0.039)%	(23,244)	(21,449)	1,795
JPY	361,000	07/08/41	0.250%(A)	1 Day TONAR(2)(A)/(0.039)%	9,734	(401,962)	(411,696)
JPY	15,000	07/08/43	0.300%(A)	1 Day TONAR(2)(A)/(0.039)%	(19,006)	(18,683)	323
JPY	75,000	07/08/46	0.350%(A)	1 Day TONAR(2)(A)/(0.039)%	9,296	(107,012)	(116,308)
JPY	30,000	07/08/48	0.450%(A)	1 Day TONAR(2)(A)/(0.039)%	(42,521)	(42,547)	(26)
JPY	330,500	07/08/51	0.450%(A)	1 Day TONAR(2)(A)/(0.039)%	37,995	(528,455)	(566,450)
JPY	60,000	07/08/52	0.450%(A)	1 Day TONAR(1)(A)/(0.039)%	74,035	99,194	25,159
JPY	25,100	07/31/53	1.102%(A)	1 Day TONAR(1)(A)/(0.039)%	—	13,846	13,846
KRW1,070,000		03/02/25	3.810%(Q)	3 Month KWCDC(2)(Q)/3.830%	—	3,084	3,084
KRW	120,000	04/19/28	3.135%(Q)	3 Month KWCDC(2)(Q)/3.830%	—	291	291
KRW2,410,000		08/13/31	1.630%(Q)	3 Month KWCDC(2)(Q)/3.830%	—	(180,930)	(180,930)
KRW	416,265	03/10/33	3.150%(Q)	3 Month KWCDC(2)(Q)/3.830%	(6,433)	4,313	10,746
KRW	125,000	11/24/33	3.610%(Q)	3 Month KWCDC(2)(Q)/3.830%	—	5,280	5,280
MXN	19,550	08/02/28	6.740%(M)	28 Day Mexican Interbank Rate(2)(M)/11.503%	(38)	(82,456)	(82,418)
MXN	6,110	09/13/28	8.224%(M)	28 Day Mexican Interbank Rate(2)(M)/11.503%	—	(5,775)	(5,775)
MXN	1,929	12/13/28	8.900%(M)	28 Day Mexican Interbank Rate(2)(M)/11.503%	—	1,460	1,460
MXN	1,099	12/07/33	9.730%(M)	28 Day Mexican Interbank Rate(2)(M)/11.503%	—	5,549	5,549
MXN	1,180	03/08/34	8.325%(M)	28 Day Mexican Interbank Rate(2)(M)/11.503%	—	(123)	(123)
NOK	8,143	03/18/29	3.938%(A)	6 Month NIBOR(1)(S)/4.840%	232	(18,559)	(18,791)
NOK	10,785	03/20/29	4.250%(A)	6 Month NIBOR(1)(S)/4.840%	4,360	(42,757)	(47,117)
NOK	1,975	08/10/31	1.460%(A)	6 Month NIBOR(2)(S)/4.840%	—	(27,501)	(27,501)
NOK	2,519	03/20/34	4.031%(A)	6 Month NIBOR(1)(S)/4.840%	718	(15,437)	(16,155)
NZD	4,708	12/20/26	5.060%(S)	3 Month BBR(1)(Q)/5.635%	(12,855)	(58,183)	(45,328)
NZD	781	06/19/29	4.563%(S)	3 Month BBR(2)(Q)/5.635%	(1,441)	13,999	15,440
NZD	695	08/10/31	1.876%(S)	3 Month BBR(2)(Q)/5.635%	—	(63,516)	(63,516)
NZD	850	12/20/33	4.625%(S)	3 Month BBR(2)(Q)/5.635%	(1,227)	8,281	9,508
NZD	434	06/19/34	4.656%(S)	3 Month BBR(2)(Q)/5.635%	(1,314)	12,848	14,162
PLN	1,560	08/10/31	1.665%(A)	6 Month WIBOR(2)(S)/5.820%	—	(76,106)	(76,106)
SEK	7,719	12/17/28	3.219%(A)	3 Month STIBOR(1)(Q)/4.052%	449	(25,303)	(25,752)
SEK	5,153	06/19/29	2.469%(A)	3 Month STIBOR(2)(Q)/4.052%	(248)	6,345	6,593
SEK	4,000	08/10/31	0.530%(A)	3 Month STIBOR(2)(Q)/4.052%	—	(51,201)	(51,201)

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
SGD	600	07/29/31	1.120%(S)	1 Day SORA(2)(S)/3.624%	$(1,953)	$(49,604)	$(47,651)
THB	22,500	08/17/31	1.320%(Q)	1 Day THOR(2)(Q)/2.495%	—	(55,693)	(55,693)
TWD	35,100	02/17/28	1.390%(Q)	3 Month TAIBOR(1)(Q)/ 1.494%	—	(3,618)	(3,618)
	5,173	06/21/24	5.440%(T)	1 Day SOFR(2)(T)/5.380%	6,510	7,342	832
	19,385	07/31/24	5.406%(T)	1 Day SOFR(2)(T)/5.380%	—	28,539	28,539
	41,570	08/14/24	5.298%(T)	1 Day SOFR(2)(T)/5.380%	—	28,743	28,743
	115,635	08/31/24	5.384%(T)	1 Day SOFR(2)(T)/5.380%	—	221,390	221,390
	17,880	10/04/24	5.472%(T)	1 Day SOFR(2)(T)/5.380%	—	66,330	66,330
	5,088	03/08/25	4.919%(A)	1 Day SOFR(2)(A)/5.380%	—	7,469	7,469
	12,932	03/08/25	4.946%(A)	1 Day SOFR(2)(A)/5.380%	—	26,088	26,088
	16,536	03/09/25	5.110%(A)	1 Day SOFR(2)(A)/5.380%	—	86,659	86,659
	43,026	03/10/25	5.088%(A)	1 Day SOFR(2)(A)/5.380%	—	167,265	167,265
	40,260	08/31/25	4.805%(A)	1 Day SOFR(1)(A)/5.380%	—	(259,373)	(259,373)
	8,465	09/25/26	4.699%(A)	1 Day SOFR(1)(A)/5.380%	1,566	(174,847)	(176,413)
	3,315	09/25/26	4.699%(A)	1 Day SOFR(1)(A)/5.380%	—	(68,472)	(68,472)
	3,330	08/15/28	1.220%(A)	1 Day SOFR(1)(A)/5.380%	—	382,510	382,510
	1,810	09/28/28	4.396%(A)	1 Day SOFR(1)(A)/5.380%	—	(61,260)	(61,260)
	1,730	11/07/28	4.223%(A)	1 Day SOFR(1)(A)/5.380%	—	(48,637)	(48,637)
	737	03/18/29	4.281%(A)	1 Day SOFR(2)(A)/5.380%	(323)	21,702	22,025
	1,014	06/20/29	3.625%(A)	1 Day SOFR(1)(A)/5.380%	(1,126)	(13,008)	(11,882)
	235	03/20/34	3.875%(A)	1 Day SOFR(1)(A)/5.380%	(98)	(8,689)	(8,591)
	2,235	08/15/39	3.771%(A)	1 Day SOFR(2)(A)/5.380%	—	56,980	56,980

					$(474,010)	$(5,074,300)	$(4,600,290)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:
CNH	1,200	07/31/30	2.515%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	$2,080	$ —	$2,080	MSI
CNH	700	11/24/30	2.495%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	1,035	—	1,035	MSI
MYR	8,100	08/12/26	2.605%(Q)	3 Month KLIBOR(2)(Q)/ 3.770%	(41,349)	(76)	(41,273)	HSBC

					$(38,234)	$(76)	$(38,158)

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
Total Return Benchmark Bond Index(T)	1 Day USOIS -45bps(T)/ 4.880%	GSI	03/20/24	(20,007)	$(1,829,522)	$—	$(1,829,522)
U.S. Treasury Bonds(T)	1 Day USOIS +2bps(T)/ 5.350%	JPM	02/02/24	2,820	(4,142)	—	(4,142)

					$(1,833,664)	$—	$(1,833,664)

(1)	On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$246,948	$(47,011)	$256,673	$(2,343,340)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$—	$2,958,341
GS	—	24,545,110
JPS	—	10,575,215
MSC	—	148,446

Total	$—	$38,227,112

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds
Domestic Equity	$181,083,028	$—	$—
Fixed Income	971,679,345	—	—
International Equity	1,164,695	—	—
Common Stocks	610,242,494	176,696,466	—	**
Preferred Stocks	—	622,559	—
Unaffiliated Exchange-Traded Funds	154,094,896	—	—
Warrants	—	—	457
Asset-Backed Securities
Automobiles	—	4,189,782	—
Collateralized Loan Obligations.	—	248,622,053	—
Consumer Loans	—	3,390,719	—
Home Equity Loans	—	67,333	—
Other	—	274,422	—
Residential Mortgage-Backed Securities	—	84,329	—
Student Loans	—	217,850	—
Commercial Mortgage-Backed Securities	—	14,512,228	—
Corporate Bonds	—	242,309,573	—
Floating Rate and Other Loans	—	5,845,070	—
Municipal Bonds	—	1,648,038	—
Residential Mortgage-Backed Securities	—	4,071,914	—
Sovereign Bonds	—	94,906,226	—
U.S. Government Agency Obligations	—	27,228,200	—
U.S. Treasury Obligations	—	117,181,228	—

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investments
Affiliated Mutual Funds	$781,031,922	$—	$—
Foreign Treasury Obligation	—	5,310,536	—
U.S. Treasury Obligation	—	23,404,915	—
Unaffiliated Fund	6,270,922	—	—

Total	$2,705,567,302	$970,583,441	$457

Other Financial Instruments*
Assets
Futures Contracts	$32,369,863	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	6,551,708	—
OTC Cross Currency Exchange Contracts	—	7,555	—
OTC Credit Default Swap Agreements	—	136,218	—
OTC Inflation Swap Agreements	—	228,673	—
Centrally Cleared Interest Rate Swap Agreements	—	7,488,754	—
OTC Interest Rate Swap Agreements	—	3,115	—

Total	$32,369,863	$14,416,023	$—

Liabilities
Forward Commitment Contracts	$—	$(5,376,525)	$—
Futures Contracts	(3,244,505)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(11,066,548)	—
OTC Cross Currency Exchange Contracts	—	(36,402)	—
Centrally Cleared Credit Default Swap Agreement	—	(21,403)	—
OTC Credit Default Swap Agreements	—	(37,717)	—
OTC Inflation Swap Agreements	—	(342,006)	—
Centrally Cleared Interest Rate Swap Agreements	—	(12,089,044)	—
OTC Interest Rate Swap Agreement	—	(41,349)	—
OTC Total Return Swap Agreements	—	(1,833,664)	—

Total	$(3,244,505)	$(30,844,658)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

**	Includes Level 3 investments with an aggregate value of $0.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Affiliated Mutual Funds (1.5% represents investments purchased with collateral from securities on loan)	53.5%
Collateralized Loan Obligations	6.9
Unaffiliated Exchange-Traded Funds	4.3
U.S. Treasury Obligations	3.9
Sovereign Bonds	2.6
Banks	2.3
Software	1.9
Semiconductors & Semiconductor Equipment	1.5
Pharmaceuticals	1.3
Technology Hardware, Storage & Peripherals	1.1
Interactive Media & Services	0.9
Oil, Gas & Consumable Fuels	0.8
Insurance	0.8
U.S. Government Agency Obligations	0.8
Capital Markets	0.7

Electric	0.7%
Financial Services	0.7
Broadline Retail	0.6
Aerospace & Defense	0.6
Automobiles	0.6
Health Care Providers & Services	0.5
Machinery	0.5
Diversified Financial Services	0.5
Hotels, Restaurants & Leisure	0.5
Biotechnology	0.4
Health Care Equipment & Supplies	0.4
Media	0.4
Commercial Mortgage-Backed Securities	0.4
Specialty Retail	0.4
Chemicals	0.4
Oil & Gas

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Industry Classification (continued):

Electric Utilities	0.4%
Consumer Staples Distribution & Retail	0.4
Entertainment	0.3
Beverages	0.3
Pipelines	0.3
Metals & Mining	0.3
Textiles, Apparel & Luxury Goods	0.3
IT Services	0.3
Foods	0.3
Food Products	0.3
Healthcare-Services	0.3
Electrical Equipment	0.3
Telecommunications	0.3
Household Products	0.2
Commercial Services	0.2
Ground Transportation	0.2
Industrial Conglomerates	0.2
Real Estate	0.2
Home Builders	0.2
Professional Services	0.2
Diversified Telecommunication Services	0.2
Life Sciences Tools & Services	0.2
Multi-Utilities	0.2
Real Estate Investment Trusts (REITs)	0.2
Specialized REITs	0.2
Unaffiliated Fund	0.2
Communications Equipment	0.2
Auto Manufacturers	0.2
Retail	0.1
Foreign Treasury Obligation	0.1
Household Durables	0.1
Electronic Equipment, Instruments & Components	0.1
Building Products	0.1
Personal Care Products	0.1
Building Materials	0.1
Tobacco	0.1
Residential Mortgage-Backed Securities	0.1
Trading Companies & Distributors	0.1
Industrial REITs	0.1
Construction Materials	0.1
Consumer Finance	0.1
Consumer Loans	0.1
Air Freight & Logistics	0.1
Commercial Services & Supplies	0.1
Energy Equipment & Services	0.1
Airlines	0.1
Apparel	0.1
Construction & Engineering	0.1
Computers	0.1
Passenger Airlines	0.1
Multi-National	0.1
Auto Parts & Equipment	0.1

Agriculture	0.1%
Retail REITs	0.1
Engineering & Construction	0.1
Residential REITs	0.1
Real Estate Management & Development	0.1
Distribution/Wholesale	0.1
Semiconductors	0.1
Automobile Components	0.1
Wireless Telecommunication Services	0.1
Municipal Bonds	0.0	*
Leisure Time	0.0	*
Transportation	0.0	*
Gas	0.0	*
Lodging	0.0	*
Containers & Packaging	0.0	*
Electronics	0.0	*
Environmental Control	0.0	*
Machinery-Diversified	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Internet	0.0	*
Office REITs	0.0	*
Water Utilities	0.0	*
Distributors	0.0	*
Diversified REITs	0.0	*
Mining	0.0	*
Healthcare-Products	0.0	*
Health Care REITs	0.0	*
Gas Utilities	0.0	*
Leisure Products	0.0	*
Office/Business Equipment	0.0	*
Transportation Infrastructure	0.0	*
Hotel & Resort REITs	0.0	*
Investment Companies	0.0	*
Marine Transportation	0.0	*
Packaging & Containers	0.0	*
Trucking & Leasing	0.0	*
Other	0.0	*
Paper & Forest Products	0.0	*
Hand/Machine Tools	0.0	*
Student Loans	0.0	*
Iron/Steel	0.0	*
Diversified Consumer Services	0.0	*
Health Care Technology	0.0	*
Water	0.0	*
Forest Products & Paper	0.0	*
Home Equity Loans	0.0	*

	101.7
Liabilities in excess of other assets	(1.7)

	100.0%

* Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	—	$—		Due from/to broker-variation margin swaps	$21,403*
Credit contracts	Premiums paid for OTC swap agreements	246,948		Premiums received for OTC swap agreements	46,935
Credit contracts	Unrealized appreciation on OTC swap agreements	24,885		Unrealized depreciation on OTC swap agreements	126,397
Equity contracts	Due from/to broker-variation margin futures	7,675,115	*	—	—
Foreign exchange contracts	—	—		Due from/to broker-variation margin futures	894,246*
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	7,555		Unrealized depreciation on OTC cross currency exchange contracts	36,402
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	6,551,708		Unrealized depreciation on OTC forward foreign currency exchange contracts	11,066,548
Interest rate contracts	Due from/to broker-variation margin futures	24,694,748	*	Due from/to broker-variation margin futures	2,350,259	*
Interest rate contracts	Due from/to broker-variation margin swaps	7,488,754	*	Due from/to broker-variation margin swaps	12,089,044	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	76
Interest rate contracts	Unrealized appreciation on OTC swap agreements	231,788		Unrealized depreciation on OTC swap agreements	2,216,943

		$46,921,501			$28,848,253

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Commodity contracts	$—	$—	$—	$—	$(384,163)
Credit contracts.	(980,235)	1,031,228	—	—	85,634
Equity contracts	—	—	14,939,166	—	—
Foreign exchange contracts	(37,240)	—	(2,621,749)	(2,560,245)	—
Interest rate contracts	(17,072)	2,063	(37,219,380)	—	(3,225,382)

Total	$(1,034,547)	$1,033,291	$(24,901,963)	$(2,560,245)	$(3,523,911)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Commodity contracts	$ —	$ —	$ —	$ —	$ 692

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward &Cross Currency Exchange Contracts	Swaps
Credit contracts	$466,098	$(155,140)	$—	$—	$(150,550)
Equity contracts	—	—	11,019,797	—	—
Foreign exchange contracts	30,127	—	1,611,014	6,174,180	—
Interest rate contracts	—	—	21,767,921	—	2,844,903

Total	$496,225	$(155,140)	$34,398,732	$6,174,180	$2,695,045

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$219,143
Options Written (2)	101,638,000
Futures Contracts - Long Positions (2)	921,207,730
Futures Contracts - Short Positions (2)	331,929,626
Forward Foreign Currency Exchange Contracts - Purchased (3)	460,990,262
Forward Foreign Currency Exchange Contracts - Sold (3)	715,227,339
Cross Currency Exchange Contracts (4)	8,956,033
Interest Rate Swap Agreements (2)	562,751,285
Credit Default Swap Agreements - Buy Protection (2)	14,332,168
Credit Default Swap Agreements - Sell Protection (2)	44,447,588
Total Return Swap Agreements (2)	22,681,240
Inflation Swap Agreements (2)	46,181,284

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$54,067,299	$(54,067,299)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
ANZ(4)	$39,047	$—	$39,047	$—	$39,047
BARC(3)	104,433	(312,977)	(208,544)	208,544	—
BARC(4)	490,148	(296,049)	194,099	—	194,099
BMO(4)	4,271	—	4,271	—	4,271
BNP(3)	4,395	(896,423)	(892,028)	892,028	—

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNP(4)	$333,407	$(635,922)	$(302,515)	$—	$(302,515)
BNYM(3)	—	(58,136)	(58,136)	58,136	—
BOA(3)	56,352	(53,186)	3,166	—	3,166
BOA(4)	158,160	(176,809)	(18,649)	—	(18,649)
CA(4)	128,911	(11,217)	117,694	—	117,694
CBA(4)	108,917	(87,611)	21,306	—	21,306
CITI(3)	140,828	(268,650)	(127,822)	126,988	(834)
CITI(4)	578,197	(674,143)	(95,946)	72,562	(23,384)
CWMC(4)	283,179	(645,279)	(362,100)	—	(362,100)
DB(3)	169,776	(20,241)	149,535	(149,535)	—
DB(4)	414,260	(671,483)	(257,223)	—	(257,223)
GSI(3)	142,730	(2,238,869)	(2,096,139)	2,096,139	—
GSI(4)	391,069	(463,105)	(72,036)	—	(72,036)
HSBC(3)	211,298	(398,492)	(187,194)	187,194	—
HSBC(4)	589,653	(625,189)	(35,536)	—	(35,536)
JPM(3)	92,942	(206,787)	(113,845)	113,845	—
JPM(4)	577,796	(492,207)	85,589	—	85,589
MSI(3)	216,807	(647,043)	(430,236)	430,236	—
MSI(4)	919,110	(1,018,566)	(99,456)	64,108	(35,348)
NWM(4)	—	(236)	(236)	—	(236)
RBC(4)	180,323	(218,568)	(38,245)	—	(38,245)
SCS(4)	22,481	(41,675)	(19,194)	—	(19,194)
SG(4)	2,564	(306,269)	(303,705)	—	(303,705)
SSB(3)	81,859	(1,231,925)	(1,150,066)	1,150,066	—
SSB(4)	165,492	(355,245)	(189,753)	—	(189,753)
TD(3)	49,097	—	49,097	(49,097)	—
TD(4)	9,716	(71,588)	(61,872)	—	(61,872)
UAG(3)	14,048	—	14,048	—	14,048
UAG(4)	373,316	(369,411)	3,905	—	3,905
WBC(4)	8,302	—	8,302	—	8,302

	$7,062,884	$(13,493,301)	$(6,430,417)	$5,201,214	$(1,229,203)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.
(3)	PGIM Fixed Income
(4)	Wellington Management Company, LLP

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2023	STATEMENT OF OPERATIONS Year Ended December 31, 2023

ASSETS
Investments at value, including securities on loan of $54,067,299:
Affiliated investments (cost $1,860,346,418)	$1,934,958,990
Unaffiliated investments (cost $1,698,248,553)	1,741,192,210
Foreign currency, at value (cost $3,781,274)	3,822,837
Cash	25,966
Receivable for investments sold	31,013,280
Dividends and interest receivable	9,651,506
Unrealized appreciation on OTC forward foreign currency exchange contracts	6,551,708
Tax reclaim receivable	948,915
Unrealized appreciation on OTC swap agreements	256,673
Premiums paid for OTC swap agreements	246,948
Due from broker-variation margin futures	194,810
Unrealized appreciation on OTC cross currency exchange contracts	7,555
Due from broker-variation margin swaps	6,536
Receivable from affiliate	4,856
Receivable for Portfolio shares sold	4,282
Prepaid expenses and other assets	77,716

Total Assets	3,728,964,788

LIABILITIES
Payable to broker for collateral for securities on loan	55,392,034
Payable for investments purchased	37,688,943
Unrealized depreciation on OTC forward foreign currency exchange contracts	11,066,548
Forward commitment contracts, at value (proceeds receivable $5,258,459)	5,376,525
Unrealized depreciation on OTC swap agreements	2,343,340
Management fee payable.	806,381
Due to broker-variation margin futures	757,861
Payable for Portfolio shares purchased	587,518
Accrued expenses and other liabilities	555,131
Payable to affiliate	246,314
Distribution fee payable	143,043
Premiums received for OTC swap agreements	47,011
Unrealized depreciation on OTC cross currency exchange contracts	36,402
Foreign capital gains tax liability accrued	6,699
Trustees’ fees payable	2,690
Due to broker-variation margin swaps	1,249
Affiliated transfer agent fee payable	707

Total Liabilities	115,058,396

NET ASSETS	$3,613,906,392

Net assets were comprised of:
Partners’ Equity	$3,613,906,392

Net asset value and redemption price per share, $3,613,906,392 / 183,049,315 outstanding shares of beneficial interest	$19.74

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $25,855 foreign withholding tax)	$47,557,595
Affiliated dividend income	26,030,069
Unaffiliated dividend income (net of $876,942 foreign withholding tax, of which $127,254 is reimbursable by an affiliate)	20,472,628
Income from securities lending, net (including affiliated income of $138,246)	148,079

Total income	94,208,371

EXPENSES
Management fee	22,076,434
Distribution fee	8,794,542
Custodian and accounting fees	667,494
Audit fee	106,000
Professional fees	81,199
Trustees’ fees	66,880
Shareholders’ reports	24,312
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,851
Miscellaneous	110,788

Total expenses	31,936,500
Less: Fee waiver and/or expense reimbursement	(1,990,989)
Distribution fee waiver	(526,068)

Net expenses	29,419,443

NET INVESTMENT INCOME (LOSS)	64,788,928

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $16,726,369) (net of foreign capital gains taxes $(5,556))	(54,337,523)
Futures transactions	(24,901,963)
Forward and cross currency contract transactions	(2,560,245)
Options written transactions	1,033,291
Swap agreements transactions	(3,523,911)
Foreign currency transactions	(20,653,265)

(104,943,616)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $80,165,526) (net of change in foreign capital gains taxes $(6,699))	372,820,059
Futures	34,398,732
Forward and cross currency contracts	6,174,180
Options written	(155,140)
Swap agreements	2,695,045
Foreign currencies	(763,306)

415,169,570

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	310,225,954

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$375,014,882

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$64,788,928	$50,576,105
Net realized gain (loss) on investment and foreign currency transactions	(104,943,616)	(527,583,649)
Net capital gain distributions received	—	16,632
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	415,169,570	(431,384,854)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	375,014,882	(908,375,766)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [53,391,496 and 44,534,498 shares, respectively]	994,789,084	796,397,277
Portfolio shares purchased [71,621,949 and 131,258,036 shares, respectively]	(1,309,566,016)	(2,362,739,415)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(314,776,932)	(1,566,342,138)

TOTAL INCREASE (DECREASE)	60,237,950	(2,474,717,904)
NET ASSETS:
Beginning of year	3,553,668,442	6,028,386,346

End of year	$3,613,906,392	$3,553,668,442

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$17.66	$20.93	$19.70	$18.06	$15.74

Income (Loss) From Investment Operations:
Net investment income (loss)	0.34	0.21	0.02	(0.01)	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.74	(3.48)	1.21	1.65	2.31

Total from investment operations	2.08	(3.27)	1.23	1.64	2.32

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$19.74	$17.66	$20.93	$19.70	$18.06

Total Return(d)	11.78%	(15.62)%	6.24%	9.08%	14.74	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,614	$3,554	$6,028	$6,487	$6,407
Average net assets (in millions)	$3,518	$4,535	$6,263	$6,109	$6,305
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.84%	0.82%	0.45%	0.16%	0.16%
Expenses before waivers and/or expense reimbursement	0.91%	0.90%	0.57%	0.16%	0.16%
Net investment income (loss)	1.84%	1.12%	0.10%	(0.08)%	0.05%
Portfolio turnover rate(g)(h)	85%	69%	79%	41%	26%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(h)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 77.9%
AFFILIATED MUTUAL FUND — 10.8%
Fixed Income
AST PGIM Fixed Income Central Portfolio*	145,424,533	$1,551,679,765

(cost $1,464,913,597)(wa)
COMMON STOCKS — 53.6%
Aerospace & Defense — 0.9%
AAR Corp.*	6,200	386,881
AeroVironment, Inc.*	9,600	1,209,984
Airbus SE (France)	43,416	6,707,268
AviChina Industry & Technology Co. Ltd. (China) (Class H Stock)	14,000	6,002
Axon Enterprise, Inc.*	1,355	350,037
BAE Systems PLC (United Kingdom)	329,487	4,663,623
Bharat Electronics Ltd. (India)	18,036	39,900
Boeing Co. (The)*	119,714	31,204,651
BWX Technologies, Inc.	2,303	176,709
Curtiss-Wright Corp.	19,708	4,390,745
Dassault Aviation SA (France)	4,791	949,242
General Dynamics Corp.	11,468	2,977,896
Hanwha Aerospace Co. Ltd. (South Korea)	2,031	195,932
HEICO Corp.	139	24,863
HEICO Corp. (Class A Stock)	263	37,462
Hexcel Corp.	9,991	736,836
Hindustan Aeronautics Ltd. (India)	1,002	33,752
Howmet Aerospace, Inc.	199,685	10,806,952
Huntington Ingalls Industries, Inc.	4,971	1,290,670
Kaman Corp.	6,600	158,070
L3Harris Technologies, Inc.	9,145	1,926,120
Lockheed Martin Corp.	3,994	1,810,241
Melrose Industries PLC (United Kingdom)	223,053	1,612,313
Mercury Systems, Inc.*	1,568	57,342
Moog, Inc. (Class A Stock)	10,600	1,534,668
MTU Aero Engines AG (Germany)	4,989	1,074,859
Northrop Grumman Corp.	26,218	12,273,695
Rheinmetall AG (Germany)	5,490	1,741,078
Rolls-Royce Holdings PLC (United Kingdom)*	1,418,572	5,410,958
RTX Corp.(a)	145,088	12,207,704
Safran SA (France)	42,365	7,469,391
Spirit AeroSystems Holdings, Inc. (Class A Stock)*(a)	2,851	90,605
Textron, Inc.	132,213	10,632,569
TransDigm Group, Inc.	2,305	2,331,738
Triumph Group, Inc.*	42,800	709,624
Woodward, Inc.	10,389	1,414,255

		128,644,635

Air Freight & Logistics — 0.2%
C.H. Robinson Worldwide, Inc.	2,855	246,643
Deutsche Post AG (Germany)	36,600	1,811,556
DSV A/S (Denmark)	3,361	590,551
Expeditors International of Washington, Inc.(a)	6,536	831,379
FedEx Corp.	62,904	15,912,825
GXO Logistics, Inc.*	3,538	216,384
Hyundai Glovis Co. Ltd. (South Korea)	5,400	800,139

	Shares	Value

COMMON STOCKS (continued)
Air Freight & Logistics (cont’d.)
United Parcel Service, Inc. (Class B Stock)	28,683	$4,509,828

		24,919,305

Automobile Components — 0.2%
Adient PLC*	5,800	210,888
Aptiv PLC*	34,131	3,062,233
BorgWarner, Inc.(a)	11,193	401,269
Bridgestone Corp. (Japan)	30,900	1,276,213
Cheng Shin Rubber Industry Co. Ltd. (Taiwan)	9,000	13,152
Cie Generale des Etablissements Michelin SCA (France)	79,868	2,869,382
Dana, Inc.	6,200	90,582
Denso Corp. (Japan)	105,000	1,576,296
Gentex Corp.	7,083	231,331
Hankook Tire & Technology Co. Ltd. (South Korea)	25,868	909,179
Hyundai Mobis Co. Ltd. (South Korea)	7,175	1,314,554
Johnson Electric Holdings Ltd. (Hong Kong)	159,500	253,346
Lear Corp.	1,788	252,483
Mobileye Global, Inc. (Israel) (Class A Stock)*(a)	94,109	4,076,802
Modine Manufacturing Co.*	18,500	1,104,450
Phinia, Inc.	1,442	43,678
QuantumScape Corp.*(a)	9,394	65,288
Sumitomo Electric Industries Ltd. (Japan)	90,100	1,143,242
TPR Co. Ltd. (Japan)	120,800	1,456,364
Visteon Corp.*	15,200	1,898,480

		22,249,212

Automobiles — 1.2%
Bajaj Auto Ltd. (India)	330	26,948
Bayerische Motoren Werke AG (Germany)	60,643	6,747,847
Brilliance China Automotive Holdings Ltd. (China)	16,000	8,912
BYD Co. Ltd. (China) (Class H Stock)	77,860	2,147,740
Ferrari NV (Italy)	25,547	8,624,840
Ford Motor Co.	1,140,577	13,903,634
General Motors Co.(a)	509,463	18,299,911
Harley-Davidson, Inc.	3,984	146,770
Honda Motor Co. Ltd. (Japan)	310,700	3,204,938
Hyundai Motor Co. (South Korea)	20,805	3,272,732
Kia Corp. (South Korea)	21,717	1,679,447
Li Auto, Inc. (China) (Class A Stock)*	15,500	290,410
Lucid Group, Inc.*(a)	22,715	95,630
Mahindra & Mahindra Ltd. (India)	104,966	2,179,996
Mazda Motor Corp. (Japan)	364,400	3,895,103
Mercedes-Benz Group AG (Germany)	26,625	1,837,068
Nissan Motor Co. Ltd. (Japan)	64,800	253,363
Rivian Automotive, Inc. (Class A Stock)*(a)	20,171	473,212
Stellantis NV	340,246	7,972,185
Subaru Corp. (Japan)	111,100	2,026,399
Suzuki Motor Corp. (Japan)	21,400	911,994
Tata Motors Ltd. (India)	8,360	78,322

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Automobiles (cont’d.)
Tata Motors Ltd. (India) (Class A Stock)	2,280	$14,215
Tesla, Inc.*(a)	340,902	84,707,329
Thor Industries, Inc.(a)	1,547	182,933
Tofas Turk Otomobil Fabrikasi A/S (Turkey)	74,805	532,477
Toyota Motor Corp. (Japan)	749,100	13,726,298
TVS Motor Co. Ltd. (India)	10,677	259,803
Volkswagen AG (Germany)	1,859	243,259
Yamaha Motor Co. Ltd. (Japan)	59,100	525,893

		178,269,608

Banks — 2.8%
ABN AMRO Bank NV (Netherlands), 144A, CVA	80,376	1,208,734
Abu Dhabi Islamic Bank PJSC (United Arab Emirates)	71,464	197,020
Agricultural Bank of China Ltd. (China) (Class H Stock)	153,000	59,018
Akbank TAS (Turkey)	756,201	935,237
Amalgamated Financial Corp.	29,300	789,342
Ameris Bancorp	4,400	233,420
ANZ Group Holdings Ltd. (Australia)	80,870	1,428,813
Arab National Bank (Saudi Arabia)	2,823	19,076
Associated Banc-Corp.	53,200	1,137,948
Atlantic Union Bankshares Corp.	28,900	1,056,006
Axos Financial, Inc.*	20,300	1,108,380
Banc of California, Inc.	71,000	953,530
Banco Bilbao Vizcaya Argentaria SA (Spain)	534,945	4,875,628
Banco Bradesco SA (Brazil)	8,132	25,602
Banco del Bajio SA (Mexico), 144A	81,200	271,894
Banco do Brasil SA (Brazil)	74,700	851,538
Banco Santander SA (Spain)	1,001,232	4,187,837
Bancolombia SA (Colombia)	1,791	15,348
Bancorp, Inc. (The)*	23,400	902,304
Bank Central Asia Tbk PT (Indonesia)	5,963,008	3,641,607
Bank Mandiri Persero Tbk PT (Indonesia)	5,712,251	2,243,987
Bank of America Corp.	1,593,698	53,659,812
Bank of Baroda (India)	5,035	13,970
Bank of Beijing Co. Ltd. (China) (Class A Stock)	85,896	54,599
Bank of Changsha Co. Ltd. (China) (Class A Stock)	47,400	45,374
Bank of Chengdu Co. Ltd. (China) (Class A Stock)	4,400	6,953
Bank of Communications Co. Ltd. (China) (Class H Stock)	52,000	32,460
Bank of Hangzhou Co. Ltd. (China) (Class A Stock)	37,200	52,257
Bank of Shanghai Co. Ltd. (China) (Class A Stock)	65,000	54,455
Bank of Suzhou Co. Ltd. (China) (Class A Stock)	7,700	6,980
Bank OZK(a)	3,292	164,040
Bank Polska Kasa Opieki SA (Poland)	1,216	47,015
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	336,300	124,992
BankUnited, Inc.	43,752	1,418,877

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Barclays PLC (United Kingdom)	2,260,456	$4,426,126
BayCom Corp.	23,300	549,647
BNP Paribas SA (France)	30,739	2,134,692
BOC Hong Kong Holdings Ltd. (China)	1,348,500	3,663,236
BOK Financial Corp.	905	77,513
Brookline Bancorp, Inc.	31,915	348,193
Byline Bancorp, Inc.	33,900	798,684
CaixaBank SA (Spain)	451,028	1,857,486
Capitol Federal Financial, Inc.	54,000	348,300
Central Pacific Financial Corp.	6,300	123,984
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	502,000	236,757
China Construction Bank Corp. (China) (Class H Stock)	490,000	291,477
China Minsheng Banking Corp. Ltd. (China) (Class H Stock)	476,000	161,594
Chongqing Rural Commercial Bank Co. Ltd. (China) (Class A Stock)	91,700	52,502
CIMB Group Holdings Bhd (Malaysia)	34,000	43,288
Citigroup, Inc.	331,177	17,035,745
Citizens Financial Group, Inc.	22,642	750,356
Columbia Banking System, Inc.	6,292	167,871
Comerica, Inc.	6,444	359,640
Commerce Bancshares, Inc.	3,668	195,908
Commercial Bank PSQC (The) (Qatar)	13,601	22,221
Commerzbank AG (Germany)	24,414	290,180
Commonwealth Bank of Australia (Australia)	98,968	7,543,047
Credit Agricole SA (France)	81,680	1,161,216
CTBC Financial Holding Co. Ltd. (Taiwan)	89,000	82,130
Cullen/Frost Bankers, Inc.	1,809	196,258
Customers Bancorp, Inc.*	16,700	962,254
Danske Bank A/S (Denmark)	39,685	1,060,832
DBS Group Holdings Ltd. (Singapore)	176,400	4,460,950
Dime Community Bancshares, Inc.	5,700	153,501
DNB Bank ASA (Norway)	61,456	1,306,631
Dubai Islamic Bank PJSC (United Arab Emirates)	39,147	60,981
East West Bancorp, Inc.	23,478	1,689,242
Eastern Bankshares, Inc.	60,817	863,601
Emirates NBD Bank PJSC (United Arab Emirates)	61,487	289,549
Erste Group Bank AG (Austria)	29,647	1,200,850
Eurobank Ergasias Services & Holdings SA (Greece)*	60,690	107,830
Fifth Third Bancorp	32,385	1,116,959
Financial Institutions, Inc.	37,000	788,100
First Bancorp	2,196	81,274
First Citizens BancShares, Inc. (Class A Stock)	295	418,596
First Financial Bancorp	31,200	741,000
First Foundation, Inc.	85,700	829,576
First Hawaiian, Inc.	3,905	89,268
First Horizon Corp.	16,903	239,346
First Interstate BancSystem, Inc. (Class A Stock)	4,868	149,691
Flushing Financial Corp.	47,900	789,392
FNB Corp.	10,825	149,060

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Fulton Financial Corp.	30,700	$505,322
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	13,500	136,026
Haci Omer Sabanci Holding A/S (Turkey)	252,652	517,212
Hana Financial Group, Inc. (South Korea)	29,233	980,609
HDFC Bank Ltd. (India)	3,286	67,284
HDFC Bank Ltd. (India), ADR	50,301	3,375,700
Heartland Financial USA, Inc.	24,200	910,162
Hilltop Holdings, Inc.	7,561	266,223
HomeStreet, Inc.	65,900	678,770
HomeTrust Bancshares, Inc.	26,300	707,996
Hope Bancorp, Inc.	74,400	898,752
Horizon Bancorp, Inc.	57,900	828,549
HSBC Holdings PLC (United Kingdom)	1,886,488	15,261,622
Huaxia Bank Co. Ltd. (China) (Class A Stock)	69,900	55,126
Huntington Bancshares, Inc.	328,758	4,181,802
ICICI Bank Ltd. (India)	5,974	71,388
Independent Bank Group, Inc.	7,100	361,248
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	351,000	171,058
Industrial Bank Co. Ltd. (China) (Class A Stock)	9,200	20,931
Industrial Bank of Korea (South Korea)	367,505	3,377,924
ING Groep NV (Netherlands)	591,365	8,867,250
Intesa Sanpaolo SpA (Italy)	1,492,266	4,366,959
JPMorgan Chase & Co.	409,153	69,596,925
Kasikornbank PCL (Thailand)	3,100	12,246
KB Financial Group, Inc. (South Korea)	21,428	894,015
KeyCorp	44,189	636,322
Krung Thai Bank PCL (Thailand)	466,800	251,356
Live Oak Bancshares, Inc.	2,100	95,550
Lloyds Banking Group PLC (United Kingdom)	1,855,719	1,125,562
M&T Bank Corp.	7,901	1,083,069
Mediobanca Banca di Credito Finanziario SpA (Italy)	39,406	488,310
Metropolitan Bank & Trust Co. (Philippines)	9,490	8,790
MidWestOne Financial Group, Inc.	25,300	680,823
Mitsubishi UFJ Financial Group, Inc. (Japan)	1,060,200	9,098,781
Mizuho Financial Group, Inc. (Japan)	132,200	2,255,043
MVB Financial Corp.	25,100	566,256
National Australia Bank Ltd. (Australia)	189,251	3,955,515
National Bank of Greece SA (Greece)*	27,075	188,110
National Bank of Kuwait SAKP (Kuwait)	50,453	146,779
NatWest Group PLC (United Kingdom)	770,744	2,146,834
New York Community Bancorp, Inc.(a)	21,652	221,500
Nordea Bank Abp (Finland)	84,172	1,044,983
NU Holdings Ltd. (Brazil) (Class A Stock)*	975,951	8,129,672
Old National Bancorp(a)	79,500	1,342,755
OTP Bank Nyrt (Hungary)	170	7,744
Oversea-Chinese Banking Corp. Ltd. (Singapore)	617,100	6,071,901

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Pacific Premier Bancorp, Inc.	11,000	$320,210
Pathward Financial, Inc.	2,800	148,204
Pinnacle Financial Partners, Inc.	16,711	1,457,533
Piraeus Financial Holdings SA (Greece)*	3,315	11,714
PNC Financial Services Group, Inc. (The)	60,255	9,330,487
Popular, Inc. (Puerto Rico)	11,153	915,327
Powszechna Kasa Oszczednosci Bank Polski SA (Poland)*	4,080	52,199
Prosperity Bancshares, Inc.(a)	2,665	180,500
Qatar Islamic Bank SAQ (Qatar)	25,536	146,551
QCR Holdings, Inc.	7,300	426,247
Regions Financial Corp.	44,289	858,321
Renasant Corp.	16,700	562,456
Santander Bank Polska SA (Poland)	186	23,162
Saudi Awwal Bank (Saudi Arabia)	5,175	51,856
Sberbank of Russia PJSC (Russia)^	83,328	—
SCB X PCL (Thailand)	5,400	16,753
Shanghai Rural Commercial Bank Co. Ltd. (China) (Class A Stock)	64,600	52,040
Shinhan Financial Group Co. Ltd. (South Korea)	23,205	719,439
Simmons First National Corp. (Class A Stock)	52,500	1,041,600
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	249,026	3,436,734
Standard Bank Group Ltd. (South Africa)	18,499	210,904
Standard Chartered PLC (United Kingdom)	140,208	1,189,825
State Bank of India (India)	4,650	35,845
Sumitomo Mitsui Financial Group, Inc. (Japan)	82,400	4,009,571
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	31,200	597,539
Svenska Handelsbanken AB (Sweden) (Class A Stock)	123,442	1,341,499
Swedbank AB (Sweden) (Class A Stock)	209,048	4,226,461
Synovus Financial Corp.	4,368	164,455
Texas Capital Bancshares, Inc.*	17,300	1,118,099
TMBThanachart Bank PCL (Thailand)	896,800	43,834
Truist Financial Corp.	354,032	13,070,861
Turkiye Is Bankasi A/S (Turkey) (Class C Stock)	717,786	567,149
U.S. Bancorp	74,529	3,225,615
UniCredit SpA (Italy)	299,533	8,156,191
United Overseas Bank Ltd. (Singapore)	129,000	2,784,234
Univest Financial Corp.	24,200	533,126
Veritex Holdings, Inc.	38,000	884,260
Webster Financial Corp.	5,219	264,916
Wells Fargo & Co.	613,847	30,213,549
Western Alliance Bancorp	30,099	1,980,213
Westpac Banking Corp. (Australia)	86,320	1,346,807
Wintrust Financial Corp.	6,159	571,247
Woori Financial Group, Inc. (South Korea)	88,134	887,071
WSFS Financial Corp.	2,582	118,591

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Yapi ve Kredi Bankasi A/S (Turkey)	1,535,917	$1,015,203
Zions Bancorp NA(a)	6,985	306,432

		397,562,171

Beverages — 0.5%
Ambev SA (Brazil)	24,200	68,012
Anheuser-Busch InBev SA/NV (Belgium)	23,497	1,516,687
Arca Continental SAB de CV (Mexico)	2,400	26,243
Asahi Group Holdings Ltd. (Japan)	20,900	778,240
Boston Beer Co., Inc. (The) (Class A Stock)*	23	7,949
Brown-Forman Corp. (Class A Stock)	340	20,261
Brown-Forman Corp. (Class B Stock)	4,425	252,668
Carlsberg A/S (Denmark) (Class B Stock)	2,013	252,600
Coca-Cola Co. (The)	541,301	31,898,868
Coca-Cola Consolidated, Inc.	2,000	1,856,800
Coca-Cola Europacific Partners PLC (United Kingdom)	8,700	580,638
Coca-Cola Femsa SAB de CV (Mexico), UTS	3,330	31,617
Coca-Cola HBC AG (Italy)*	31,667	929,837
Constellation Brands, Inc. (Class A Stock)	7,318	1,769,126
Diageo PLC (United Kingdom)	88,798	3,222,939
Keurig Dr. Pepper, Inc.	86,248	2,873,783
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	5,150	1,247,739
Molson Coors Beverage Co. (Class B Stock)	8,450	517,224
Monster Beverage Corp.*	24,096	1,388,171
PepsiCo, Inc.	147,592	25,067,025
Pernod Ricard SA (France)	8,199	1,448,942
Primo Water Corp.	55,400	833,770
United Spirits Ltd. (India)	1,863	25,006
Varun Beverages Ltd. (India)	54,330	807,093

		77,421,238

Biotechnology — 1.0%
3SBio, Inc. (China), 144A*	13,000	12,536
AbbVie, Inc.	236,757	36,690,232
ACADIA Pharmaceuticals, Inc.*	78,800	2,467,228
Agios Pharmaceuticals, Inc.*(a)	17,700	394,179
Alkermes PLC*	79,400	2,202,556
Allogene Therapeutics, Inc.*	104,000	333,840
Alnylam Pharmaceuticals, Inc.*(a)	749	143,366
Amgen, Inc.	78,382	22,575,584
Amicus Therapeutics, Inc.*	83,000	1,177,770
Apellis Pharmaceuticals, Inc.*(a)	8,689	520,124
Arcutis Biotherapeutics, Inc.*(a)	13,289	42,924
Argenx SE (Netherlands), ADR*	464	176,520
Biogen, Inc.*	7,053	1,825,105
BioMarin Pharmaceutical, Inc.*	4,984	480,557
Blueprint Medicines Corp.*	10,900	1,005,416
Cabaletta Bio, Inc.*(a)	7,259	164,779
CareDx, Inc.*	44,000	528,000
Crinetics Pharmaceuticals, Inc.*	9,918	352,882
CSL Ltd.	23,088	4,500,985

	Shares	Value

COMMON STOCKS (continued)
Biotechnology (cont’d.)
Denali Therapeutics, Inc.*(a)	21,000	$450,660
Emergent BioSolutions, Inc.*(a)	39,000	93,600
Enanta Pharmaceuticals, Inc.*	36,200	340,642
Exact Sciences Corp.*	62,405	4,616,722
Exelixis, Inc.*	170,551	4,091,519
Fate Therapeutics, Inc.*	116,000	433,840
Genmab A/S (Denmark)*	3,251	1,036,591
Gilead Sciences, Inc.	125,568	10,172,264
Halozyme Therapeutics, Inc.*(a)	40,700	1,504,272
IGM Biosciences, Inc.*	16,200	134,622
Immunovant, Inc.*	8,400	353,892
Incyte Corp.*	4,697	294,925
Ionis Pharmaceuticals, Inc.*(a)	602	30,455
iTeos Therapeutics, Inc.*	44,900	491,655
Karuna Therapeutics, Inc.*	118	37,348
Kiniksa Pharmaceuticals Ltd. (Class A Stock)*	73,300	1,285,682
Krystal Biotech, Inc.*	2,804	347,864
MiMedx Group, Inc.*	242,600	2,127,602
Mirati Therapeutics, Inc.*	1,494	87,773
Moderna, Inc.*	15,913	1,582,548
Morphic Holding, Inc.*	23,400	675,792
Natera, Inc.*	2,874	180,027
Neurocrine Biosciences, Inc.*	56,782	7,481,596
Regeneron Pharmaceuticals, Inc.*	4,790	4,207,009
Rocket Pharmaceuticals, Inc.*	19,100	572,427
Roivant Sciences Ltd.*	556	6,244
Sutro Biopharma, Inc.*	38,700	166,023
Travere Therapeutics, Inc.*(a)	20,800	186,992
Twist Bioscience Corp.*(a)	25,500	939,930
United Therapeutics Corp.*	16,887	3,713,282
Vanda Pharmaceuticals, Inc.*	196,200	827,964
Vaxcyte, Inc.*(a)	5,796	363,989
Veracyte, Inc.*(a)	19,100	525,441
Vericel Corp.*	5,700	202,977
Vertex Pharmaceuticals, Inc.*	31,507	12,819,883
Vir Biotechnology, Inc.*	66,200	665,972

		138,644,607

Broadline Retail — 1.8%
Alibaba Group Holding Ltd. (China)	84,956	818,342
Alibaba Group Holding Ltd. (China), ADR	33,388	2,587,904
Amazon.com, Inc.*	1,363,948	207,238,259
Coupang, Inc. (South Korea)*	90,662	1,467,818
Dollarama, Inc. (Canada)	8,853	637,993
eBay, Inc.	24,467	1,067,250
Etsy, Inc.*	3,721	301,587
JD.com, Inc. (China), ADR	6,000	173,340
Kohl’s Corp.(a)	3,393	97,311
Macy’s, Inc.(a)	32,700	657,924
MercadoLibre, Inc. (Brazil)*	17,882	28,102,278
MINISO Group Holding Ltd. (China), ADR	600	12,240
Next PLC (United Kingdom)	56,753	5,866,833
Nordstrom, Inc.(a)	3,466	63,948
Ollie’s Bargain Outlet Holdings, Inc.*	12,880	977,463
Pan Pacific International Holdings Corp. (Japan)	67,500	1,606,802

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Broadline Retail (cont’d.)
PDD Holdings, Inc. (China), ADR*	14,476	$2,117,984
Prosus NV (China)*	105,630	3,144,004
Vipshop Holdings Ltd. (China), ADR*	44,800	795,648
Wesfarmers Ltd. (Australia)	6,743	262,228

		257,997,156

Building Products — 0.3%
A.O. Smith Corp.	5,433	447,897
Allegion PLC(a)	1,700	215,373
American Woodmark Corp.*	1,200	111,420
Apogee Enterprises, Inc.	15,100	806,491
Armstrong World Industries, Inc.	61,139	6,011,186
Assa Abloy AB (Sweden) (Class B Stock)	73,117	2,107,172
AZEK Co., Inc. (The)*	220,390	8,429,918
Builders FirstSource, Inc.*	6,031	1,006,815
Bunka Shutter Co. Ltd. (Japan)	57,000	565,699
Carlisle Cos., Inc.	1,498	468,020
Carrier Global Corp.(a)	40,050	2,300,873
Cie de Saint-Gobain SA (France)	75,883	5,596,167
Fortune Brands Innovations, Inc.	3,864	294,205
Gibraltar Industries, Inc.*	3,900	308,022
Griffon Corp.	12,300	749,685
Hayward Holdings, Inc.*(a)	35,527	483,167
JELD-WEN Holding, Inc.*	9,600	181,248
Johnson Controls International PLC	76,582	4,414,186
Lennox International, Inc.	974	435,884
Masco Corp.(a)	10,752	720,169
Masonite International Corp.*	32,613	2,761,017
Owens Corning	50,890	7,543,425
Resideo Technologies, Inc.*	109,500	2,060,790
Trane Technologies PLC	9,031	2,202,661
Zehnder Group AG (Switzerland)	4,203	267,685

		50,489,175

Capital Markets — 1.6%
360 ONE WAM Ltd. (India)	43,855	373,907
3i Group PLC (United Kingdom)	262,650	8,084,241
abrdn PLC (United Kingdom)	892,240	2,028,564
Affiliated Managers Group, Inc.	1,074	162,625
Ameriprise Financial, Inc.	1,724	654,827
AssetMark Financial Holdings, Inc.*	20,117	602,504
B3 SA - Brasil Bolsa Balcao (Brazil)	690,798	2,066,847
Banco BTG Pactual SA (Brazil), UTS	72,500	560,753
Bank of New York Mellon Corp. (The)	284,313	14,798,492
BGC Group, Inc. (Class A Stock)	593,850	4,287,597
BlackRock, Inc.	12,778	10,373,180
Blackstone, Inc.(a)	39,432	5,162,437
Blue Owl Capital, Inc.	11,583	172,587
Bridge Investment Group Holdings, Inc. (Class A Stock)	24,253	237,194
Carlyle Group, Inc. (The)	6,381	259,643
Cboe Global Markets, Inc.	5,105	911,549
Charles Schwab Corp. (The)	71,241	4,901,381
CME Group, Inc.	17,275	3,638,115
Coinbase Global, Inc. (Class A Stock)*(a)	5,102	887,340
Daiwa Securities Group, Inc. (Japan)	116,800	783,983
Deutsche Bank AG (Germany)	565,862	7,724,636

	Shares	Value

COMMON STOCKS (continued)
Capital Markets (cont’d.)
Deutsche Boerse AG (Germany)	13,437	$2,767,146
East Money Information Co. Ltd. (China) (Class A Stock)	172,754	340,689
Evercore, Inc. (Class A Stock)	1,083	185,247
FactSet Research Systems, Inc.	633	301,973
Franklin Resources, Inc.	13,462	401,033
Goldman Sachs Group, Inc. (The)	55,161	21,279,459
Hamilton Lane, Inc. (Class A Stock)	22,100	2,507,024
HDFC Asset Management Co. Ltd. (India), 144A	5,080	195,573
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	122,012	4,185,043
Houlihan Lokey, Inc.	1,423	170,632
Interactive Brokers Group, Inc. (Class A Stock)	3,116	258,316
Intercontinental Exchange, Inc.	84,485	10,850,409
Invesco Ltd.	18,880	336,819
Janus Henderson Group PLC	4,101	123,645
Jefferies Financial Group, Inc.	5,657	228,599
Julius Baer Group Ltd. (Switzerland)	10,996	616,854
KKR & Co., Inc.	172,725	14,310,266
Korea Investment Holdings Co. Ltd. (South Korea)	17,182	813,800
Lazard Ltd. (Class A Stock)	3,337	116,128
London Stock Exchange Group PLC (United Kingdom)	2,256	266,685
Macquarie Group Ltd. (Australia)	5,018	628,162
MarketAxess Holdings, Inc.	633	185,374
Mirae Asset Securities Co. Ltd. (South Korea)	344,082	2,031,878
Moody’s Corp.	28,068	10,962,238
Morgan Stanley	144,168	13,443,666
MSCI, Inc.	12,159	6,877,738
Nasdaq, Inc.	58,415	3,396,248
NH Investment & Securities Co. Ltd. (South Korea)	45,454	363,542
Northern Trust Corp.(a)	9,731	821,102
Partners Group Holding AG (Switzerland)	3,277	4,738,382
Raymond James Financial, Inc.(a)	14,772	1,647,078
Robinhood Markets, Inc. (Class A Stock)*	20,164	256,889
S&P Global, Inc.(a)	53,828	23,712,311
Samsung Securities Co. Ltd. (South Korea)*	27,362	815,120
SEI Investments Co.	3,095	196,687
Singapore Exchange Ltd. (Singapore)	342,100	2,545,015
State Street Corp.	118,625	9,188,693
Stifel Financial Corp.	3,104	214,642
StoneX Group, Inc.*	9,050	668,162
T. Rowe Price Group, Inc.	10,730	1,155,514
TPG, Inc.	1,385	59,791
Tradeweb Markets, Inc. (Class A Stock)	58,171	5,286,581
UBS Group AG (Switzerland)	261,296	8,116,268
Value Partners Group Ltd. (Hong Kong)	774,000	212,151
Victory Capital Holdings, Inc. (Class A Stock)	48,794	1,680,465
Virtu Financial, Inc. (Class A Stock)	331,648	6,719,189

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Capital Markets (cont’d.)
XP, Inc. (Brazil) (Class A Stock)	55,734	$1,452,985

		236,303,613

Chemicals — 0.8%
AdvanSix, Inc.	37,200	1,114,512
Air Liquide SA (France)	24,342	4,739,276
Air Products & Chemicals, Inc.	10,592	2,900,090
Akzo Nobel NV (Netherlands)	16,954	1,403,907
Albemarle Corp.(a)	5,676	820,068
Arkema SA (France)	3,833	436,647
Ashland, Inc.	1,454	122,587
Avient Corp.	52,312	2,174,610
Axalta Coating Systems Ltd.*	6,001	203,854
Cabot Corp.	13,800	1,152,300
Celanese Corp.(a)	4,810	747,330
CF Industries Holdings, Inc.	9,147	727,187
Chemours Co. (The)	4,495	141,772
Corteva, Inc.	34,143	1,636,133
Dow, Inc.	33,907	1,859,460
DuPont de Nemours, Inc.	54,048	4,157,913
Eastman Chemical Co.	5,631	505,776
Ecolab, Inc.	30,335	6,016,947
Ecovyst, Inc.*	20,000	195,400
Element Solutions, Inc.	6,758	156,380
FMC Corp.	5,359	337,885
Ginkgo Bioworks Holdings, Inc.*(a)	42,659	72,094
Givaudan SA (Switzerland)	130	539,073
Huntsman Corp.	5,120	128,666
ICL Group Ltd. (Israel)	53,001	266,471
International Flavors & Fragrances, Inc.(a)	12,206	988,320
Kumho Petrochemical Co. Ltd. (South Korea)	77	7,907
Linde PLC(a)	84,432	34,677,067
LyondellBasell Industries NV (Class A Stock)(a)	86,064	8,182,965
Mesaieed Petrochemical Holding Co. (Qatar)	21,826	10,606
Mitsubishi Chemical Group Corp. (Japan)	134,000	819,158
Mosaic Co. (The)	15,985	571,144
National Industrialization Co. (Saudi Arabia)*	2,080	6,820
NewMarket Corp.	195	106,437
Nippon Paint Holdings Co. Ltd. (Japan)	116,500	939,728
Nippon Sanso Holdings Corp. (Japan)	14,400	384,518
Olin Corp.	3,877	209,164
Orica Ltd. (Australia)	114,212	1,241,513
PhosAgro PJSC (Russia)^	14,357	—
PhosAgro PJSC (Russia), GDR (MOEX)^	276	—
PhosAgro PJSC (Russia), GDR (XLON)*^	3	—
PPG Industries, Inc.	73,970	11,062,213
Rayonier Advanced Materials, Inc.*	30,400	123,120
RPM International, Inc.	3,141	350,630
SABIC Agri-Nutrients Co. (Saudi Arabia)	1,859	68,472

	Shares	Value

COMMON STOCKS (continued)
Chemicals (cont’d.)
Sahara International Petrochemical Co. (Saudi Arabia)	2,220	$20,136
Sasol Ltd. (South Africa)	53,729	541,464
Saudi Aramco Base Oil Co. (Saudi Arabia)	5,500	207,402
Sherwin-Williams Co. (The)	45,319	14,134,996
Shin-Etsu Chemical Co. Ltd. (Japan)	90,500	3,784,996
Sika AG (Switzerland)	2,000	652,152
Solvay SA (Belgium)	28,056	859,887
Supreme Industries Ltd. (India)	364	19,863
Syensqo SA (Belgium)*	28,056	2,919,460
Tianqi Lithium Corp. (China) (Class A Stock)	900	7,045
Trinseo PLC	13,300	111,321
Valhi, Inc.	8,500	129,115
Westlake Corp.	989	138,420
Yara International ASA (Brazil)	25,217	895,875
Yunnan Yuntianhua Co. Ltd. (China) (Class A Stock)	9,000	19,698

		116,747,950

Commercial Services & Supplies — 0.2%
ACCO Brands Corp.	148,000	899,840
ACV Auctions, Inc. (Class A Stock)*	23,118	350,238
Aris Water Solutions, Inc. (Class A Stock)	17,400	145,986
Brambles Ltd. (Australia)	530,815	4,920,065
Cintas Corp.	1,811	1,091,417
Clean Harbors, Inc.*	1,541	268,920
Copart, Inc.*	123,583	6,055,567
CoreCivic, Inc.*	101,800	1,479,154
Deluxe Corp.(a)	73,000	1,565,850
Driven Brands Holdings, Inc.*	1,986	28,320
Enviri Corp.*	61,800	556,200
HNI Corp.	41,600	1,740,128
Indian Railway Catering & Tourism Corp. Ltd. (India)	1,511	16,105
Interface, Inc.	21,400	270,068
MSA Safety, Inc.	953	160,895
RB Global, Inc. (Canada)(a)	1,255	83,947
Republic Services, Inc.	44,697	7,370,982
Rollins, Inc.	4,919	214,813
S-1 Corp. (South Korea)	475	22,057
Steelcase, Inc. (Class A Stock)	30,800	416,416
Stericycle, Inc.*	2,820	139,759
Tetra Tech, Inc.	1,323	220,848
TOPPAN Holdings, Inc. (Japan)	8,800	245,077
Veralto Corp.	10,630	874,424
Vestis Corp.	3,562	75,301
VSE Corp.	3,798	245,389
Waste Management, Inc.(a)	7,655	1,371,011

		30,828,777

Communications Equipment — 0.4%
Accton Technology Corp. (Taiwan)	48,000	815,846
Arista Networks, Inc.*	55,878	13,159,828
BYD Electronic International Co. Ltd. (China)	4,000	18,755
Ciena Corp.*	4,474	201,375

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Communications Equipment (cont’d.)
Cisco Systems, Inc.	756,809	$38,233,991
F5, Inc.*	2,982	533,718
Juniper Networks, Inc.	15,281	450,484
Lumentum Holdings, Inc.*	2,080	109,033
Motorola Solutions, Inc.	3,288	1,029,440
Ubiquiti, Inc.	19	2,652
Viasat, Inc.*(a)	3,559	99,474

		54,654,596

Construction & Engineering — 0.3%
ACS Actividades de Construccion y Servicios SA (Spain)	32,876	1,460,182
AECOM	3,998	369,535
China Communications Services Corp. Ltd. (China) (Class H Stock)	16,000	6,635
Comfort Systems USA, Inc.	4,600	946,082
Eiffage SA (France)	51,436	5,521,687
EMCOR Group, Inc.	6,592	1,420,115
Fluor Corp.*(a)	114,732	4,494,052
Granite Construction, Inc.(a)	7,200	366,192
Great Lakes Dredge & Dock Corp.*	27,847	213,865
Larsen & Toubro Ltd. (India)	3,618	153,215
MasTec, Inc.*	1,901	143,944
MDU Resources Group, Inc.	6,119	121,156
Metallurgical Corp. of China Ltd. (China) (Class A Stock)	24,700	10,605
Obayashi Corp. (Japan)	218,300	1,885,766
Quanta Services, Inc.(a)	15,578	3,361,732
Samsung Engineering Co. Ltd. (South Korea)*	798	17,876
Stantec, Inc. (Canada)	13,948	1,119,798
Sterling Infrastructure, Inc.*	27,370	2,406,644
Taisei Corp. (Japan)	13,800	471,241
Valmont Industries, Inc.(a)	604	141,040
Vinci SA (France)	79,181	9,964,554
WillScot Mobile Mini Holdings Corp.*	63,187	2,811,822

		37,407,738

Construction Materials — 0.3%
Cemex SAB de CV (Mexico), UTS*	94,500	73,514
CRH PLC	35,454	2,439,919
Eagle Materials, Inc.	341	69,169
Heidelberg Materials AG (Germany)	21,560	1,927,209
Holcim AG*	83,515	6,559,387
James Hardie Industries PLC, CDI*	139,270	5,369,683
Knife River Corp.*	12,100	800,778
Martin Marietta Materials, Inc.	18,058	9,009,317
Shree Cement Ltd. (India)	46	15,833
Summit Materials, Inc. (Class A Stock)*	27,444	1,055,496
UltraTech Cement Ltd. (India)	2,789	351,836
Vulcan Materials Co.	45,929	10,426,342

		38,098,483

Consumer Finance — 0.2%
Ally Financial, Inc.	8,180	285,646
American Express Co.	71,804	13,451,761
Bajaj Finance Ltd. (India)	1,380	121,428
Bread Financial Holdings, Inc.	18,400	606,096

	Shares	Value

COMMON STOCKS (continued)
Consumer Finance (cont’d.)
Capital One Financial Corp.	23,761	$3,115,542
Credit Acceptance Corp.*	199	106,013
Discover Financial Services	12,107	1,360,827
Enova International, Inc.*	16,100	891,296
Green Dot Corp. (Class A Stock)*	37,200	368,280
OneMain Holdings, Inc.	3,432	168,854
PROG Holdings, Inc.*	14,100	435,831
Shriram Finance Ltd. (India)	1,188	29,305
SLM Corp.	4,193	80,170
SoFi Technologies, Inc.*(a)	28,051	279,108
Synchrony Financial	61,776	2,359,226

		23,659,383

Consumer Staples Distribution & Retail — 0.9%
Albertson’s Cos., Inc. (Class A Stock)	11,582	266,386
Alimentation Couche-Tard, Inc. (Canada)	10,100	594,772
Andersons, Inc. (The)	1,600	92,064
BGF retail Co. Ltd. (South Korea)	114	11,578
BIM Birlesik Magazalar A/S (Turkey)	41,980	428,157
BJ’s Wholesale Club Holdings, Inc.*	12,234	815,518
Carrefour SA (France)	57,787	1,058,349
Casey’s General Stores, Inc.	973	267,322
Cencosud SA (Chile)	245,171	460,764
Coles Group Ltd. (Australia)	48,645	534,368
Costco Wholesale Corp.	54,423	35,923,534
Dollar General Corp.	3,800	516,610
Dollar Tree, Inc.*(a)	9,981	1,417,801
Empire Co. Ltd. (Canada) (Class A Stock)	38,508	1,018,607
George Weston Ltd. (Canada)	6,600	819,365
Grocery Outlet Holding Corp.*	2,846	76,728
J Sainsbury PLC (United Kingdom)	107,212	413,348
Jeronimo Martins SGPS SA (Portugal)	20,878	531,356
Koninklijke Ahold Delhaize NV (Netherlands)	337,793	9,718,796
Kroger Co. (The)	109,164	4,989,887
Loblaw Cos. Ltd. (Canada)	43,000	4,162,892
Magnit PJSC (Russia)^	5,159	—
Maplebear, Inc.*	66	1,549
Metro, Inc. (Canada)	9,468	490,102
Nahdi Medical Co. (Saudi Arabia)	789	28,808
Performance Food Group Co.*	47,516	3,285,731
President Chain Store Corp. (Taiwan)	11,000	96,560
Seven & i Holdings Co. Ltd. (Japan)	45,000	1,779,730
Sumber Alfaria Trijaya Tbk PT (Indonesia)	4,583,761	872,253
Sysco Corp.	54,944	4,018,055
Target Corp.	104,041	14,817,519
Tesco PLC (United Kingdom)	1,479,414	5,480,825
United Natural Foods, Inc.*	218,665	3,548,933
US Foods Holding Corp.*	6,845	310,832
Walgreens Boots Alliance, Inc.(a)	34,370	897,401
Wal-Mart de Mexico SAB de CV (Mexico)	26,700	112,250
Walmart, Inc.	205,007	32,319,354
Woolworths Group Ltd. (Australia)	89,610	2,273,401

		134,451,505

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Containers & Packaging — 0.1%
Amcor PLC	70,502	$679,639
AptarGroup, Inc.	2,001	247,364
Ardagh Group SA*^	250	—
Ardagh Metal Packaging SA	473	1,816
Avery Dennison Corp.	3,024	611,332
Ball Corp.(a)	14,763	849,168
Berry Global Group, Inc.	51,289	3,456,366
Crown Holdings, Inc.	7,505	691,135
Graphic Packaging Holding Co.(a)	4,317	106,414
International Paper Co.	16,450	594,667
Klabin SA (Brazil), UTS	144,600	661,443
O-I Glass, Inc.*	82,600	1,352,988
Packaging Corp. of America	4,211	686,014
Pactiv Evergreen, Inc.	64,800	888,408
Ranpak Holdings Corp.*	149,700	871,254
Sealed Air Corp.	1,955	71,397
Silgan Holdings, Inc.	2,556	115,659
Smurfit Kappa Group PLC (Ireland)	19,388	768,550
Sonoco Products Co.	2,991	167,107
Westrock Co.	12,226	507,624

		13,328,345

Distributors — 0.1%
Genuine Parts Co.	43,284	5,994,834
LKQ Corp.(a)	43,865	2,096,308
Pool Corp.	633	252,384

		8,343,526

Diversified Consumer Services — 0.1%
ADT, Inc.	6,494	44,289
Bright Horizons Family Solutions, Inc.*	1,536	144,753
Coursera, Inc.*	82,300	1,594,151
Duolingo, Inc.*	5,100	1,156,935
Frontdoor, Inc.*	123,327	4,343,577
Grand Canyon Education, Inc.*	658	86,882
H&R Block, Inc.	1,608	77,779
Mister Car Wash, Inc.*(a)	2,248	19,423
New Oriental Education & Technology Group, Inc. (China)*	18,300	133,400
Perdoceo Education Corp.	57,300	1,006,188
Service Corp. International(a)	2,854	195,356

		8,802,733

Diversified REITs — 0.1%
Broadstone Net Lease, Inc.	27,907	480,559
Covivio SA (France)	38,962	2,096,517
Essential Properties Realty Trust, Inc.	51,162	1,307,701
Fibra Uno Administracion SA de CV (Mexico)	29,900	53,704
GPT Group (The) (Australia)	342,737	1,081,666
KDX Realty Investment Corp. (Japan)	220	250,588
Land Securities Group PLC (United Kingdom)	26,309	236,108
Nomura Real Estate Master Fund, Inc. (Japan)	1,478	1,728,574
Stockland (Australia)	982,034	2,978,150
WP Carey, Inc.	6,461	418,737

		10,632,304

	Shares	Value

COMMON STOCKS (continued)
Diversified Telecommunication Services — 0.4%
AT&T, Inc.	1,233,459	$20,697,442
BT Group PLC (United Kingdom)	469,140	739,170
China Tower Corp. Ltd. (China) (Class H Stock), 144A	404,000	42,463
Cogent Communications Holdings, Inc.	4,814	366,153
Deutsche Telekom AG (Germany)	286,438	6,886,916
Frontier Communications Parent, Inc.*	7,412	187,820
Hellenic Telecommunications Organization SA (Greece)	34,226	487,533
HKT Trust & HKT Ltd. (Hong Kong), UTS	545,000	650,691
Iridium Communications, Inc.	235	9,673
Koninklijke KPN NV (Netherlands)	1,116,723	3,847,255
KT Corp. (South Korea)*	312	8,319
Liberty Latin America Ltd. (Puerto Rico) (Class A Stock)*	90,200	659,362
Liberty Latin America Ltd. (Puerto Rico) (Class C Stock)*(a)	98,800	725,192
Ooredoo QPSC (Qatar)	93,153	278,769
Orange SA (France)	45,050	513,464
Saudi Telecom Co. (Saudi Arabia)	10,528	113,641
Spark New Zealand Ltd. (New Zealand)	150,480	492,639
Swisscom AG (Switzerland)	666	400,845
Telefonica Brasil SA (Brazil)	2,100	23,068
Telenor ASA (Norway)	151,444	1,738,078
Telia Co. AB (Sweden)	532,601	1,358,895
Telstra Group Ltd. (Australia)	770,914	2,083,226
Verizon Communications, Inc.	486,790	18,351,983

		60,662,597

Electric Utilities — 0.7%
ALLETE, Inc.(a)	46,302	2,831,830
Alliant Energy Corp.	11,976	614,369
American Electric Power Co., Inc.	35,243	2,862,437
Avangrid, Inc.	2,183	70,751
BKW AG (Switzerland)	6,586	1,171,433
Centrais Eletricas Brasileiras SA (Brazil)	16,024	138,817
CEZ A/S (Czech Republic)	14,181	607,844
Chubu Electric Power Co., Inc. (Japan)	307,200	3,966,367
CK Infrastructure Holdings Ltd. (Hong Kong)	42,000	232,436
Constellation Energy Corp.	22,519	2,632,246
CPFL Energia SA (Brazil)	28,500	226,009
Duke Energy Corp.	37,110	3,601,154
Edison International	18,171	1,299,045
Endesa SA (Spain)(a)	189,156	3,858,992
Enel Chile SA (Chile)	828,146	53,641
Enel SpA (Italy)	864,567	6,432,218
Entergy Corp.	10,031	1,015,037
Evergy, Inc.	10,799	563,708
Eversource Energy	16,831	1,038,809
Exelon Corp.	240,103	8,619,698
FirstEnergy Corp.(a)	25,637	939,852
Hawaiian Electric Industries, Inc.	3,382	47,991
Iberdrola SA (Spain)	391,647	5,137,148
IDACORP, Inc.(a)	1,542	151,609
Inter RAO UES PJSC (Russia)^	2,620,300	3

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Electric Utilities (cont’d.)
Kansai Electric Power Co., Inc. (The) (Japan)	200,600	$2,662,381
NextEra Energy, Inc.	111,014	6,742,990
NRG Energy, Inc.(a)	229,929	11,887,329
OGE Energy Corp.(a)	6,043	211,082
PG&E Corp.	363,379	6,551,723
Pinnacle West Capital Corp.	5,466	392,677
Portland General Electric Co.(a)	10,200	442,068
Power Grid Corp. of India Ltd. (India)	104,465	297,553
PPL Corp.	68,932	1,868,057
Southern Co. (The)	52,355	3,671,133
SSE PLC (United Kingdom)	24,414	576,317
Terna - Rete Elettrica Nazionale (Italy)	45,696	381,226
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	155,700	814,797
Verbund AG (Austria)	6,783	628,591
Xcel Energy, Inc.	146,265	9,055,266

		94,296,634

Electrical Equipment — 0.5%
ABB India Ltd. (India)	675	37,908
ABB Ltd. (Switzerland)	200,994	8,923,764
Acuity Brands, Inc.(a)	927	189,877
AMETEK, Inc.	23,538	3,881,181
CG Power & Industrial Solutions Ltd. (India)	3,163	17,266
Eaton Corp. PLC	69,167	16,656,797
Emerson Electric Co.	64,082	6,237,101
EnerSys	27,650	2,791,544
Generac Holdings, Inc.*	3,022	390,563
Gongniu Group Co. Ltd. (China) (Class A Stock)	500	6,713
Hubbell, Inc	1,779	585,167
Legrand SA (France)	35,845	3,732,766
LSI Industries, Inc	6,500	91,520
Mitsubishi Electric Corp. (Japan)	63,800	902,393
NEXTracker, Inc. (Class A Stock)*(a)	4,500	210,825
nVent Electric PLC	4,970	293,677
Plug Power, Inc.*(a)	16,029	72,131
Preformed Line Products Co.	800	107,088
Regal Rexnord Corp.	3,692	546,490
Rockwell Automation, Inc	2,134	662,564
Schneider Electric SE	49,571	9,978,947
Sensata Technologies Holding PLC	4,553	171,056
Sungrow Power Supply Co. Ltd. (China) (Class A Stock)	4,800	58,986
Sunrun, Inc.*(a)	6,480	127,202
Vertiv Holdings Co. (Class A Stock)	258,095	12,396,303

		69,069,829

Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp. (Class A Stock)	19,281	1,911,326
Arlo Technologies, Inc.*	53,500	509,320
Arrow Electronics, Inc.*	1,729	211,370
AUO Corp. (Taiwan)*	1,001,800	591,582
Avnet, Inc.	2,780	140,112
Azbil Corp. (Japan)	24,000	791,570
Belden, Inc.	24,500	1,892,625
CDW Corp.(a)	14,068	3,197,938

	Shares	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (cont’d.)
Cognex Corp.	8,868	$370,150
Coherent Corp.*	18,148	789,983
Corning, Inc.	36,632	1,115,444
Crane NXT Co.(a)	20,324	1,155,826
Delta Electronics Thailand PCL (Thailand)	13,600	34,959
Fabrinet (Thailand)*	8,700	1,655,871
FARO Technologies, Inc.*	33,300	750,249
Foxconn Industrial Internet Co. Ltd. (China) (Class A Stock)	18,300	38,802
Hengdian Group DMEGC Magnetics Co. Ltd. (China) (Class A Stock)	23,400	44,453
Hexagon AB (Sweden) (Class B Stock)	126,140	1,515,106
Hon Hai Precision Industry Co. Ltd. (Taiwan)	131,000	445,693
Innolux Corp. (Taiwan)	1,283,300	596,765
IPG Photonics Corp.*	913	99,097
Itron, Inc.*	5,300	400,203
Jabil, Inc.	29,118	3,709,633
Keyence Corp. (Japan)	17,163	7,540,675
Keysight Technologies, Inc.*	35,240	5,606,332
Knowles Corp.*	58,800	1,053,108
Lingyi iTech Guangdong Co. (China) (Class A Stock)	9,900	9,379
Littelfuse, Inc.	760	203,346
Murata Manufacturing Co. Ltd. (Japan)	130,000	2,747,158
Nan Ya Printed Circuit Board Corp. (Taiwan)	64,000	523,340
Shimadzu Corp. (Japan)	62,100	1,731,537
Synnex Technology International Corp. (Taiwan)	225,000	514,357
TD SYNNEX Corp.	23,023	2,477,505
TDK Corp. (Japan)	50,500	2,394,931
TE Connectivity Ltd.	5,420	761,510
Teledyne Technologies, Inc.*	10,058	4,488,785
Trimble, Inc.*	11,721	623,557
TTM Technologies, Inc.*	11,700	184,977
Unimicron Technology Corp. (Taiwan)	97,000	554,209
Vontier Corp.	3,140	108,487
WPG Holdings Ltd. (Taiwan)	304,000	807,644
Yokogawa Electric Corp. (Japan)	24,000	456,191
Zebra Technologies Corp. (Class A Stock)*	2,121	579,733
Zhen Ding Technology Holding Ltd. (Taiwan)	181,000	641,667

		55,976,505

Energy Equipment & Services — 0.2%
Baker Hughes Co.	116,091	3,967,990
DMC Global, Inc.*	54,400	1,023,808
Halliburton Co.	158,354	5,724,497
Liberty Energy, Inc.	33,200	602,248
Newpark Resources, Inc.*	12,700	84,328
NOV, Inc.	11,930	241,941
Oceaneering International, Inc.*	101,197	2,153,472
Oil States International, Inc.*	24,000	162,960
Ranger Energy Services, Inc.	8,500	86,955
Schlumberger NV	177,279	9,225,599
TechnipFMC PLC (United Kingdom)	75,877	1,528,163

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Energy Equipment & Services (cont’d.)
TETRA Technologies, Inc.*	34,600	$156,392
Tidewater, Inc.*	16,500	1,189,815
Weatherford International PLC*	8,328	814,728

		26,962,896

Entertainment — 0.6%
AMC Entertainment Holdings, Inc. (Class A Stock)*(a)	4,369	26,738
Cinemark Holdings, Inc.*(a)	42,400	597,416
Electronic Arts, Inc.	67,122	9,182,961
iQIYI, Inc. (China), ADR*	2,800	13,664
Konami Group Corp. (Japan)	21,600	1,128,345
Liberty Media Corp.-Liberty Formula One (Class A Stock)*	700	40,586
Liberty Media Corp.-Liberty Formula One (Class C Stock)*	5,854	369,563
Liberty Media Corp.-Liberty Live (Class A Stock)*	590	21,565
Liberty Media Corp.-Liberty Live (Class C Stock)*	1,403	52,458
Live Nation Entertainment, Inc.*	6,202	580,507
Madison Square Garden Sports Corp.*	560	101,825
NetEase, Inc. (China), ADR(a)	4,100	381,956
Netflix, Inc.*	110,930	54,009,598
Nexon Co. Ltd. (Japan)	72,600	1,320,529
Nintendo Co. Ltd. (Japan)	79,400	4,131,491
Playtika Holding Corp.*	241	2,102
Roku, Inc.*	3,297	302,203
Take-Two Interactive Software, Inc.*	7,766	1,249,938
Tencent Music Entertainment Group (China), ADR*	13,900	125,239
Universal Music Group NV (Netherlands)	33,512	956,671
Vivid Seats, Inc. (Class A Stock)*	27,600	174,432
Walt Disney Co. (The)	121,680	10,986,487
Warner Bros Discovery, Inc.*	681,841	7,759,351

		93,515,625

Financial Services — 1.9%
Affirm Holdings, Inc.*	6,665	327,518
Berkshire Hathaway, Inc. (Class B Stock)*	182,434	65,066,910
Block, Inc.*	161,652	12,503,782
Cannae Holdings, Inc.*	54,121	1,055,901
Corebridge Financial, Inc.	67,538	1,462,873
Enact Holdings, Inc.	56,100	1,620,729
Essent Group Ltd.	6,450	340,173
Eurazeo SE (France)	3,590	285,456
Euronet Worldwide, Inc.*	722	73,276
EXOR NV (Netherlands)	9,254	926,304
Fidelity National Information Services, Inc.	158,938	9,547,406
Fiserv, Inc.*	31,078	4,128,401
FleetCor Technologies, Inc.*	1,433	404,980
Flywire Corp.*	4,426	102,462
Global Payments, Inc.	12,429	1,578,483
Groupe Bruxelles Lambert NV (Belgium)	5,120	403,215

	Shares	Value

COMMON STOCKS (continued)
Financial Services (cont’d.)
Industrivarden AB (Sweden) (Class A Stock)	7,930	$259,262
Investor AB (Sweden) (Class B Stock)	108,579	2,517,916
Jack Henry & Associates, Inc.	2,901	474,052
M&G PLC (United Kingdom)	360,810	1,021,134
Mastercard, Inc. (Class A Stock)	140,837	60,068,389
Meritz Financial Group, Inc. (South Korea)*	31,386	1,435,955
MGIC Investment Corp.	8,517	164,293
NCR Atleos Corp.*	1,961	47,633
ORIX Corp. (Japan)	73,900	1,387,929
Payoneer Global, Inc.*	143,200	746,072
PayPal Holdings, Inc.*	156,566	9,614,718
Power Finance Corp. Ltd. (India)	62,486	287,106
Radian Group, Inc.	6,500	185,575
Repay Holdings Corp.*	96,900	827,526
Rocket Cos., Inc. (Class A Stock)*(a)	2,370	34,318
Shift4 Payments, Inc. (Class A Stock)*(a)	62,676	4,659,334
StoneCo Ltd. (Brazil) (Class A Stock)*	91,800	1,655,154
TFS Financial Corp.	1,569	23,049
UWM Holdings Corp.(a)	1,763	12,605
Visa, Inc. (Class A Stock)(a)	312,825	81,443,989
Voya Financial, Inc.(a)	2,993	218,369
Western Union Co. (The)	9,646	114,980
WEX, Inc.*	3,242	630,731
Yuanta Financial Holding Co. Ltd. (Taiwan)	53,000	47,616

		267,705,574

Food Products — 0.6%
Adecoagro SA (Brazil)	46,448	515,573
Archer-Daniels-Midland Co.(a)	174,021	12,567,797
Associated British Foods PLC (United Kingdom)	35,259	1,062,672
Britannia Industries Ltd. (India)	550	35,274
Bunge Global SA(a)	7,000	706,650
Campbell Soup Co.(a)	9,162	396,073
China Feihe Ltd. (China), 144A	26,000	14,226
CJ CheilJedang Corp. (South Korea)	40	10,039
Conagra Brands, Inc.	22,818	653,964
Danone SA (France)	10,252	665,135
Darling Ingredients, Inc.*	15,676	781,292
Dole PLC	7,600	93,404
Flowers Foods, Inc	5,688	128,037
Freshpet, Inc.*(a)	10,241	888,509
General Mills, Inc.	58,017	3,779,227
Golden Agri-Resources Ltd. (Indonesia)	3,605,200	709,742
Gruma SAB de CV (Mexico) (Class B Stock)	945	17,293
Hain Celestial Group, Inc. (The)*	71,541	783,374
Henan Shuanghui Investment & Development Co. Ltd. (China) (Class A Stock)	15,000	56,260
Hershey Co. (The)	13,622	2,539,686
Hormel Foods Corp.	13,959	448,223
Indofood Sukses Makmur Tbk PT (Indonesia)	566,800	237,457

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Food Products (cont’d.)
Ingredion, Inc.	2,016	$218,796
Inner Mongolia Yili Industrial Group Co. Ltd. (China) (Class A Stock)	1,700	6,384
IOI Corp. Bhd (Malaysia)	19,200	16,420
J.M. Smucker Co. (The)	22,987	2,905,097
JBS SA	123,300	626,000
Kellanova	12,545	701,391
Kraft Heinz Co. (The)	38,373	1,419,034
Kuala Lumpur Kepong Bhd (Malaysia)	3,100	14,712
Lamb Weston Holdings, Inc.(a)	6,518	704,531
McCormick & Co., Inc.(a)	11,982	819,808
Meihua Holdings Group Co. Ltd. (China) (Class A Stock)	39,500	52,939
Mondelez International, Inc. (Class A Stock)	183,425	13,285,473
Mowi ASA (Norway)	100,645	1,802,326
Nestle India Ltd. (India)	176	56,192
Nestle SA	204,633	23,721,034
Orion Corp. (South Korea)	120	10,769
Orkla ASA (Norway)	48,870	379,512
Pilgrim’s Pride Corp.*	112,767	3,119,135
Post Holdings, Inc.*	1,613	142,041
Seaboard Corp.	9	32,131
Tyson Foods, Inc. (Class A Stock)	13,446	722,723
Uni-President Enterprises Corp. (Taiwan)	30,000	72,784
WH Group Ltd. (Hong Kong), 144A	4,438,860	2,866,613
Wilmar International Ltd. (China)	1,361,700	3,678,465
WK Kellogg Co.	2,039	26,792

		84,491,009

Gas Utilities — 0.0%
Atmos Energy Corp.	6,961	806,780
Beijing Enterprises Holdings Ltd. (China)	13,000	45,209
Chesapeake Utilities Corp.	3,200	338,016
ENN Energy Holdings Ltd. (China)	4,100	30,276
GAIL India Ltd. (India)	14,591	28,407
Indraprastha Gas Ltd. (India)	1,946	9,774
Kunlun Energy Co. Ltd. (China)	20,000	18,049
National Fuel Gas Co.(a)	9,317	467,434
Naturgy Energy Group SA (Spain)	43,063	1,284,450
Osaka Gas Co. Ltd. (Japan)	27,000	563,611
Tokyo Gas Co. Ltd. (Japan)	94,900	2,176,880
UGI Corp.(a)	6,326	155,620

		5,924,506

Ground Transportation — 0.5%
ArcBest Corp.	15,200	1,827,192
Avis Budget Group, Inc.(a)	413	73,208
Canadian National Railway Co. (Canada)(a)	9,674	1,215,345
Canadian Pacific Kansas City Ltd. (Canada)(a)	6,658	526,381
Central Japan Railway Co. (Japan)	109,600	2,781,679
CSX Corp.	122,552	4,248,878
East Japan Railway Co. (Japan)	18,000	1,036,129
Hertz Global Holdings, Inc.*(a)	4,109	42,693
J.B. Hunt Transport Services, Inc.	3,391	677,318

	Shares	Value

COMMON STOCKS (continued)
Ground Transportation (cont’d.)
Knight-Swift Transportation Holdings, Inc.	4,719	$272,050
Landstar System, Inc.	231	44,733
MTR Corp. Ltd. (Hong Kong)	156,000	605,490
Norfolk Southern Corp.	10,941	2,586,234
Old Dominion Freight Line, Inc.	3,389	1,373,663
Ryder System, Inc.	1,360	156,482
Saia, Inc.*	3,923	1,719,137
Schneider National, Inc. (Class B Stock)	1,677	42,680
Uber Technologies, Inc.*	594,730	36,617,526
U-Haul Holding Co.*	195	14,001
U-Haul Holding Co. (Non Voting)	1,840	129,610
Union Pacific Corp.	64,337	15,802,454
West Japan Railway Co. (Japan)	10,500	437,518
XPO, Inc.*	3,443	301,572

		72,531,973

Health Care Equipment & Supplies — 1.0%
Abbott Laboratories	185,347	20,401,144
Alcon, Inc. (Switzerland)	21,958	1,717,907
Align Technology, Inc.*(a)	1,196	327,704
AngioDynamics, Inc.*	23,900	187,376
AtriCure, Inc.*	4,900	174,881
Avanos Medical, Inc.*	56,300	1,262,809
Axogen, Inc.*	35,100	239,733
Baxter International, Inc.	216,365	8,364,671
Becton, Dickinson & Co.	57,892	14,115,806
Boston Scientific Corp.*	308,403	17,828,777
Cochlear Ltd. (Australia)	7,520	1,529,913
CONMED Corp.	7,800	854,178
Cooper Cos., Inc. (The)	2,325	879,873
Demant A/S (Denmark)*	12,864	564,217
DENTSPLY SIRONA, Inc.	106,598	3,793,823
Dexcom, Inc.*(a)	6,737	835,994
Edwards Lifesciences Corp.*	10,589	807,411
Enovis Corp.*	1,610	90,192
Envista Holdings Corp.*	5,010	120,541
EssilorLuxottica SA (France)	7,994	1,605,185
GE HealthCare Technologies, Inc.	58,654	4,535,127
Getinge AB (Sweden) (Class B Stock)	24,284	540,744
Globus Medical, Inc. (Class A Stock)*	2,551	135,943
Haemonetics Corp.*	24,900	2,129,199
Hologic, Inc.*	11,727	837,894
Hoya Corp. (Japan)	23,500	2,926,672
ICU Medical, Inc.*	608	60,642
IDEXX Laboratories, Inc.*	1,478	820,364
Inari Medical, Inc.*	13,300	863,436
Inspire Medical Systems, Inc.*	1,576	320,606
Insulet Corp.*	1,355	294,008
Integer Holdings Corp.*	23,700	2,348,196
Integra LifeSciences Holdings Corp.*	2,158	93,981
Intuitive Surgical, Inc.*	39,345	13,273,429
iRhythm Technologies, Inc.*	1,800	192,672
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. (China) (Class A Stock)	11,300	54,857
Koninklijke Philips NV (Netherlands)*	45,659	1,068,522
Lantheus Holdings, Inc.*	1,800	111,600

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (cont’d.)
Medtronic PLC(a)	241,816	$19,920,802
OraSure Technologies, Inc.*	50,100	410,820
QuidelOrtho Corp.*	1,620	119,394
ResMed, Inc.(a)	2,640	454,133
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (China) (Class A Stock)	1,100	44,894
Shockwave Medical, Inc.*	526	100,235
Sonova Holding AG (Switzerland)	6,516	2,131,044
Sri Trang Gloves Thailand PCL (Thailand)	1,018,200	199,696
STERIS PLC	13,456	2,958,302
Stryker Corp.	17,064	5,109,986
Tandem Diabetes Care, Inc.*	3,530	104,417
Teleflex, Inc.	2,371	591,185
Terumo Corp. (Japan)	37,200	1,216,478
Zimmer Biomet Holdings, Inc.	73,902	8,993,873

		148,665,286

Health Care Providers & Services — 1.2%
Acadia Healthcare Co., Inc.*	13,002	1,011,035
Accolade, Inc.*	63,500	762,635
agilon health, Inc.*(a)	943	11,835
Amedisys, Inc.*	1,018	96,771
Bangkok Dusit Medical Services PCL (Thailand)	66,000	53,599
Bumrungrad Hospital PCL (Thailand)	82,817	538,108
Cardinal Health, Inc.	125,235	12,623,688
Cencora, Inc.	2,957	607,309
Centene Corp.*	286,504	21,261,462
Chartwell Retirement Residences (Canada), UTS	29,473	260,687
Chemed Corp.	134	78,356
China National Medicines Corp. Ltd. (China) (Class A Stock)	12,300	49,385
Cigna Group (The)	76,159	22,805,813
CorVel Corp.*	2,700	667,467
CVS Health Corp.	71,871	5,674,934
Dallah Healthcare Co. (Saudi Arabia)	165	7,550
DaVita, Inc.*	951	99,627
Dr. Sulaiman Al Habib Medical Services Group Co. (Saudi Arabia)	1,864	141,077
Elevance Health, Inc.	33,094	15,605,807
Encompass Health Corp.(a)	72,009	4,804,440
Fresenius Medical Care AG (Germany)	48,445	2,025,402
Fresenius SE & Co. KGaA (Germany)	55,237	1,712,101
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. (China) (Class A Stock)	12,900	51,768
Guardant Health, Inc.*	36,600	990,030
HCA Healthcare, Inc.	8,385	2,269,652
HealthEquity, Inc.*	63,011	4,177,629
Henry Schein, Inc.*(a)	6,234	471,976
Humana, Inc.	20,587	9,424,934
Jointown Pharmaceutical Group Co. Ltd. (China) (Class A Stock)	50,760	49,941
Laboratory Corp. of America Holdings(a)	4,139	940,753
Max Healthcare Institute Ltd. (India)	191,180	1,576,044

	Shares	Value

COMMON STOCKS (continued)
Health Care Providers & Services (cont’d.)
McKesson Corp.	4,787	$2,216,285
Molina Healthcare, Inc.*	11,660	4,212,875
NMC Health PLC (United Arab Emirates)*^	21,382	3
Option Care Health, Inc.*	11,200	377,328
Patterson Cos., Inc.	15,800	449,510
Pediatrix Medical Group, Inc.*	58,600	544,980
Premier, Inc. (Class A Stock)	3,638	81,346
Progyny, Inc.*	32,187	1,196,713
Quest Diagnostics, Inc.	5,344	736,831
R1 RCM, Inc.*(a)	4,649	49,140
Select Medical Holdings Corp.	62,400	1,466,400
Sinopharm Group Co. Ltd. (China) (Class H Stock)	7,200	18,870
Sonic Healthcare Ltd. (Australia)	201,972	4,413,237
Tenet Healthcare Corp.*	3,083	232,982
UnitedHealth Group, Inc.	95,562	50,310,526
Universal Health Services, Inc. (Class B Stock)	2,895	441,314

		177,600,155

Health Care REITs — 0.1%
CareTrust REIT, Inc.	87,231	1,952,230
Community Healthcare Trust, Inc.	15,361	409,217
Diversified Healthcare Trust(a)	493,829	1,846,920
Healthcare Realty Trust, Inc.(a)	87,181	1,502,129
Healthpeak Properties, Inc.	25,937	513,553
Medical Properties Trust, Inc.(a)	18,199	89,357
Omega Healthcare Investors, Inc.(a)	7,184	220,261
Sabra Health Care REIT, Inc.(a)	52,100	743,467
Ventas, Inc.	31,278	1,558,896
Welltower, Inc.(a)	44,756	4,035,648

		12,871,678

Health Care Technology — 0.0%
Certara, Inc.*	2,309	40,615
Computer Programs & Systems, Inc.*	15,700	175,840
Doximity, Inc. (Class A Stock)*(a)	2,063	57,847
M3, Inc. (Japan)	32,200	531,374
Multiplan Corp.*	195,900	282,096
Teladoc Health, Inc.*(a)	5,020	108,181
Veeva Systems, Inc. (Class A Stock)*	12,400	2,387,248

		3,583,201

Hotel & Resort REITs — 0.0%
Braemar Hotels & Resorts, Inc.	69,200	173,000
CapitaLand Ascott Trust (Singapore)	460,659	345,312
Hoshino Resorts REIT, Inc. (Japan)	51	204,515
Host Hotels & Resorts, Inc.(a)	78,426	1,526,954
Invincible Investment Corp. (Japan)	603	260,627
Japan Hotel REIT Investment Corp. (Japan)	662	324,541
Park Hotels & Resorts, Inc.	241,429	3,693,864
Ryman Hospitality Properties, Inc.	1,500	165,090
Summit Hotel Properties, Inc.	43,819	294,464

		6,988,367

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure — 1.1%
Accor SA (France)	76,128	$2,913,882
Airbnb, Inc. (Class A Stock)*	124,994	17,016,683
Amadeus IT Group SA (Spain)	37,630	2,702,645
Aramark	7,079	198,920
Aristocrat Leisure Ltd. (Australia)	57,545	1,598,803
Bloomin’ Brands, Inc.(a)	35,031	986,123
Booking Holdings, Inc.*	617	2,188,635
Boyd Gaming Corp.	17,477	1,094,235
Brinker International, Inc.*	8,900	384,302
Caesars Entertainment, Inc.*	7,260	340,349
Carnival Corp.*	47,829	886,750
Carrols Restaurant Group, Inc.	139,300	1,097,684
Cava Group, Inc.*	9,719	417,723
Chipotle Mexican Grill, Inc.*	8,076	18,469,489
Churchill Downs, Inc.(a)	6,882	928,588
Compass Group PLC (United Kingdom)	170,491	4,665,202
Darden Restaurants, Inc.(a)	4,170	685,131
Dave & Buster’s Entertainment, Inc.*	47,100	2,536,335
Denny’s Corp.*	27,800	302,464
Devyani International Ltd. (India)*	209,001	486,151
Domino’s Pizza, Inc.	6,395	2,636,211
DoorDash, Inc. (Class A Stock)*	1,976	195,407
Evolution AB (Sweden), 144A	2,460	293,012
Expedia Group, Inc.*	3,564	540,979
Flutter Entertainment PLC (Australia)*	2,769	488,705
Genting Bhd (Malaysia)	10,800	10,855
H World Group Ltd. (China), ADR	4,300	143,792
Haidilao International Holding Ltd. (China), 144A	27,000	50,368
Hilton Worldwide Holdings, Inc.	78,381	14,272,396
Hyatt Hotels Corp. (Class A Stock)	1,385	180,618
InterContinental Hotels Group PLC (United Kingdom)	13,244	1,194,290
Jack in the Box, Inc.	1,100	89,793
La Francaise des Jeux SAEM (France), 144A	36,275	1,317,682
Las Vegas Sands Corp.	7,177	353,180
MakeMyTrip Ltd. (India)*	28,738	1,350,111
Marriott International, Inc. (Class A Stock)	52,688	11,881,671
Marriott Vacations Worldwide Corp.	1,090	92,530
McDonald’s Corp.	72,240	21,419,882
Meituan (China) (Class B Stock), 144A*	7,470	78,426
MGM Resorts International*(a)	13,709	612,518
Norwegian Cruise Line Holdings Ltd.*(a)	17,149	343,666
OPAP SA (Greece)	234,920	3,985,299
Oriental Land Co. Ltd. (Japan)	37,400	1,390,094
Penn Entertainment, Inc.*(a)	4,659	121,227
Planet Fitness, Inc. (Class A Stock)*	1,359	99,207
Restaurant Brands International, Inc. (Canada)	4,000	312,532
Royal Caribbean Cruises Ltd.*(a)	88,973	11,521,114
Shake Shack, Inc. (Class A Stock)*	6,100	452,132
Starbucks Corp.	175,336	16,834,009
Tongcheng Travel Holdings Ltd. (China)*	7,600	14,075

	Shares	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (cont’d.)
Travel + Leisure Co.	1,188	$46,439
Vail Resorts, Inc.	1,042	222,436
Whitbread PLC (United Kingdom)	97,757	4,551,304
Wyndham Hotels & Resorts, Inc.	2,339	188,079
Wynn Resorts Ltd.	4,776	435,141
Yum! Brands, Inc.(a)	5,976	780,824
Zensho Holdings Co. Ltd. (Japan)	16,400	858,121

		159,258,219

Household Durables — 0.4%
Barratt Developments PLC (United Kingdom)	134,823	965,806
Beazer Homes USA, Inc.*	33,047	1,116,658
Berkeley Group Holdings PLC (United Kingdom)	16,311	973,785
Century Communities, Inc.	7,345	669,423
Coway Co. Ltd. (South Korea)	272	12,031
D.R. Horton, Inc.	14,804	2,249,912
Garmin Ltd.(a)	7,426	954,538
Gree Electric Appliances, Inc. of Zhuhai (China) (Class A Stock)	1,500	6,777
KB Home	30,700	1,917,522
Leggett & Platt, Inc.	4,060	106,250
Lennar Corp. (Class A Stock)	98,214	14,637,815
Lennar Corp. (Class B Stock)	407	54,558
Meritage Homes Corp.	3,400	592,280
Mohawk Industries, Inc.*	2,642	273,447
Newell Brands, Inc.	11,657	101,183
NVR, Inc.*	134	938,060
Panasonic Holdings Corp. (Japan)	314,600	3,098,048
PulteGroup, Inc.(a)	10,402	1,073,695
Sekisui Chemical Co. Ltd. (Japan)	76,800	1,104,612
Sekisui House Ltd. (Japan)	51,000	1,130,478
Sony Group Corp. (Japan)	99,200	9,387,585
Taylor Morrison Home Corp.*	43,600	2,326,060
Taylor Wimpey PLC (United Kingdom)	734,894	1,375,660
Tempur Sealy International, Inc.	4,068	207,346
Toll Brothers, Inc.(a)	42,419	4,360,249
TopBuild Corp.*	903	337,957
Tri Pointe Homes, Inc.*	40,800	1,444,320
Whirlpool Corp.(a)	2,687	327,196

		51,743,251

Household Products — 0.6%
Church & Dwight Co., Inc.(a)	5,238	495,305
Clorox Co. (The)	2,218	316,265
Colgate-Palmolive Co.	206,165	16,433,412
Energizer Holdings, Inc.	2,900	91,872
Essity AB (Sweden) (Class B Stock)	183,633	4,550,826
Henkel AG & Co. KGaA (Germany)	9,223	661,738
Kimberly-Clark Corp.	6,520	792,245
Kimberly-Clark de Mexico SAB de CV (Mexico) (Class A Stock)	27,600	61,844
Procter & Gamble Co. (The)	347,107	50,865,060
Reckitt Benckiser Group PLC (United Kingdom)	76,330	5,267,030
Reynolds Consumer Products, Inc.	1,677	45,011
Spectrum Brands Holdings, Inc.	1,165	92,932

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Household Products (cont’d.)
Unicharm Corp. (Japan)	14,800	$535,277

		80,208,817

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp. (The)	177,844	3,423,497
Brookfield Renewable Corp. (Class A Stock)	4,037	116,225
China Resources Power Holdings Co. Ltd. (China)	12,000	24,046
Clearway Energy, Inc. (Class A Stock)	1,043	26,680
Clearway Energy, Inc. (Class C Stock)	2,485	68,164
Engie Brasil Energia SA (Brazil)	2,000	18,659
NTPC Ltd. (India)	22,725	84,902
RWE AG (Germany)	31,382	1,428,286
Vistra Corp.	190,077	7,321,766

		12,512,225

Industrial Conglomerates — 0.5%
3M Co.	140,817	15,394,115
Astra International Tbk PT (Indonesia)	3,505,200	1,285,431
CK Hutchison Holdings Ltd. (United Kingdom)	235,248	1,263,894
DCC PLC (United Kingdom)	18,590	1,367,871
General Electric Co.	200,010	25,527,276
GS Holdings Corp. (South Korea)*	231	7,313
Hitachi Ltd. (Japan)	116,100	8,351,042
Honeywell International, Inc.	34,907	7,320,347
Jardine Matheson Holdings Ltd. (Hong Kong)	10,900	448,674
KOC Holding A/S (Turkey)	150,475	722,513
Lifco AB (Sweden) (Class B Stock)	22,776	559,171
Samsung C&T Corp. (South Korea)	2,460	246,759
Siemens AG (Germany)	59,577	11,177,200
Sime Darby Bhd (Malaysia)	17,000	8,693
SM Investments Corp. (Philippines)	1,240	19,518
Smiths Group PLC (United Kingdom)	38,403	861,972
Turkiye Sise ve Cam Fabrikalari A/S (Turkey)	97,392	151,161

		74,712,950

Industrial REITs — 0.3%
Americold Realty Trust, Inc.	175,344	5,307,663
CapitaLand Ascendas REIT (Singapore)	215,560	494,187
EastGroup Properties, Inc.	1,359	249,431
First Industrial Realty Trust, Inc.	4,780	251,762
Frasers Logistics & Commercial Trust (Singapore)	255,447	222,384
GLP J-REIT (Japan)	278	276,732
Goodman Group (Australia)	367,486	6,326,955
LXP Industrial Trust	417,685	4,143,435
Mitsui Fudosan Logistics Park, Inc. (Japan)	43	139,383
Nippon Prologis REIT, Inc. (Japan)	259	498,001
Plymouth Industrial REIT, Inc.	31,525	758,807
Prologis, Inc.(a)	137,193	18,287,827
Rexford Industrial Realty, Inc.	6,269	351,691
STAG Industrial, Inc.(a)	22,585	886,687

	Shares	Value

COMMON STOCKS (continued)
Industrial REITs (cont’d.)
Tritax Big Box REIT PLC (United Kingdom)	228,344	$490,000
Warehouses De Pauw CVA (Belgium)	16,193	509,726

		39,194,671

Insurance — 1.5%
Aegon Ltd. (Netherlands)	103,341	600,830
Aflac, Inc.	27,888	2,300,760
Ageas SA/NV (Belgium)	39,890	1,734,040
AIA Group Ltd. (Hong Kong)	439,400	3,824,047
Allianz SE (Germany)	24,105	6,441,852
Allstate Corp. (The)	90,269	12,635,855
Ambac Financial Group, Inc.*	98,600	1,624,928
American Financial Group, Inc.	2,370	281,769
American International Group, Inc.	68,276	4,625,699
Aon PLC (Class A Stock)	21,792	6,341,908
Arch Capital Group Ltd.*	16,450	1,221,741
Arthur J. Gallagher & Co.(a)	10,071	2,264,766
Assicurazioni Generali SpA (Italy)	265,810	5,615,907
Assurant, Inc.	52,344	8,819,441
Assured Guaranty Ltd.	2,010	150,408
AXA SA (France)	323,298	10,557,767
Axis Capital Holdings Ltd.	95,512	5,288,499
BB Seguridade Participacoes SA (Brazil)	4,200	29,170
Brighthouse Financial, Inc.*	2,160	114,307
Brown & Brown, Inc.	67,689	4,813,365
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	13,000	26,298
Chubb Ltd.	103,590	23,411,340
Cincinnati Financial Corp.	7,915	818,886
CNA Financial Corp.	1,184	50,095
CNO Financial Group, Inc.	14,600	407,340
Dai-ichi Life Holdings, Inc. (Japan)	54,600	1,158,226
DB Insurance Co. Ltd. (South Korea)	57,828	3,745,124
eHealth, Inc.*	89,400	779,568
Everest Group Ltd.	1,976	698,674
Fairfax Financial Holdings Ltd. (Canada)	2,312	2,133,084
Fidelity National Financial, Inc.	8,243	420,558
First American Financial Corp.	3,367	216,969
Genworth Financial, Inc. (Class A Stock)*	553,592	3,697,995
Globe Life, Inc.	4,509	548,835
Hannover Rueck SE (Germany)	2,850	681,446
Hanover Insurance Group, Inc. (The)	2,632	319,577
Hartford Financial Services Group, Inc. (The)	15,048	1,209,558
James River Group Holdings Ltd.	8,645	79,880
Kemper Corp.	2,263	110,140
Lincoln National Corp.	13,971	376,798
Loews Corp.(a)	100,654	7,004,512
Markel Group, Inc.*	2,894	4,109,191
Marsh & McLennan Cos., Inc.	27,076	5,130,090
Medibank Private Ltd. (Australia)	1,124,527	2,730,093
MetLife, Inc.	279,650	18,493,254
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	17,794	7,381,196

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Insurance (cont’d.)
New China Life Insurance Co. Ltd. (China) (Class H Stock)	5,200	$10,145
NN Group NV (Netherlands)	128,347	5,072,385
Old Mutual Ltd. (South Africa)	23,533	16,747
Old Republic International Corp.	8,699	255,751
Oscar Health, Inc. (Class A Stock)*	26,600	243,390
Palomar Holdings, Inc.*	25,100	1,393,050
People’s Insurance Co. Group of China Ltd. (The) (China) (Class H Stock)	54,000	16,610
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	12,000	14,280
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	35,000	158,455
Poste Italiane SpA (Italy), 144A	47,146	535,896
Powszechny Zaklad Ubezpieczen SA (Poland)	66,778	802,119
Primerica, Inc.	480	98,765
Principal Financial Group, Inc.	11,766	925,631
Progressive Corp. (The)	38,623	6,151,871
QBE Insurance Group Ltd. (Australia)	91,248	924,579
Reinsurance Group of America, Inc.	2,143	346,695
RenaissanceRe Holdings Ltd. (Bermuda)	18,374	3,601,304
RLI Corp.(a)	1,089	144,968
Ryan Specialty Holdings, Inc.*	5,782	248,742
Sampo OYJ (Finland) (Class A Stock)	32,025	1,403,089
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	3,791	772,364
Samsung Life Insurance Co. Ltd. (South Korea)*	13,563	725,610
Sanlam Ltd. (South Africa)	22,433	89,482
Selectquote, Inc.*	91,200	124,944
Skyward Specialty Insurance Group, Inc.*	5,887	199,452
Sompo Holdings, Inc. (Japan)	43,200	2,113,706
Suncorp Group Ltd. (Australia)	477,804	4,524,502
Swiss Re AG	19,116	2,151,133
T&D Holdings, Inc. (Japan)	55,900	887,438
Talanx AG (Germany)	21,158	1,512,062
Tokio Marine Holdings, Inc. (Japan)	129,600	3,227,169
Travelers Cos., Inc. (The)	11,117	2,117,677
Unum Group	115,391	5,217,981
W.R. Berkley Corp.(a)	43,920	3,106,022
White Mountains Insurance Group Ltd.	88	132,441
Willis Towers Watson PLC	4,865	1,173,438
Zurich Insurance Group AG (Switzerland)	11,254	5,883,897

		221,349,576

Interactive Media & Services — 2.3%
Alphabet, Inc. (Class A Stock)*	874,702	122,187,122
Alphabet, Inc. (Class C Stock)*	563,160	79,366,139
Auto Trader Group PLC (United Kingdom), 144A	261,694	2,404,091
Baidu, Inc. (China), ADR*	13,125	1,563,056
CAR Group Ltd. (Australia)	28,453	602,956
Cargurus, Inc.*	87,200	2,106,752
IAC, Inc.*	2,268	118,798
JOYY, Inc. (China), ADR(a)	200	7,940

	Shares	Value

COMMON STOCKS (continued)
Interactive Media & Services (cont’d.)
Kanzhun Ltd. (China), ADR(a)	35,115	$583,260
Kuaishou Technology (China), 144A*	58,300	396,686
LY Corp. (Japan)	392,200	1,386,931
Match Group, Inc.*	5,693	207,795
Meta Platforms, Inc. (Class A Stock)*	344,958	122,101,334
Scout24 SE (Germany), 144A	16,527	1,168,645
Tencent Holdings Ltd. (China)	34,100	1,287,441
TripAdvisor, Inc.*	3,342	71,953
Yelp, Inc.*	29,100	1,377,594
ZoomInfo Technologies, Inc.*	4,532	83,797

		337,022,290

IT Services — 0.8%
Accenture PLC (Class A Stock)	25,728	9,028,213
Akamai Technologies, Inc.*	73,489	8,697,423
Amdocs Ltd.	3,616	317,810
Arabian Internet & Communications Services Co. (Saudi Arabia)	120	11,072
CGI, Inc. (Canada)*	5,100	546,353
Cognizant Technology Solutions Corp. (Class A Stock)	151,495	11,442,417
DXC Technology Co.*	6,309	144,287
Elm Co. (Saudi Arabia)	618	134,251
EPAM Systems, Inc.*	984	292,583
Fujitsu Ltd. (Japan)	5,400	812,666
Gartner, Inc.*	1,374	619,825
Globant SA*	13,236	3,149,903
GoDaddy, Inc. (Class A Stock)*	1,828	194,060
HCL Technologies Ltd. (India)	278,756	4,905,760
Infosys Ltd. (India)	48,897	905,107
International Business Machines Corp.	115,538	18,896,240
Kyndryl Holdings, Inc.*	28,321	588,510
MongoDB, Inc.*	37,357	15,273,409
Mphasis Ltd. (India)	52,577	1,728,797
NEC Corp. (Japan)	31,000	1,831,671
NEXTDC Ltd. (Australia)*	25,351	236,749
Nomura Research Institute Ltd. (Japan)	43,000	1,248,837
NTT Data Group Corp. (Japan)	16,600	234,652
Okta, Inc.*	4,318	390,909
Otsuka Corp. (Japan)	41,500	1,707,931
Persistent Systems Ltd. (India)	248	21,998
Samsung SDS Co. Ltd. (South Korea)	1,597	210,019
SCSK Corp. (Japan)	31,200	617,710
Snowflake, Inc. (Class A Stock)*(a)	57,019	11,346,781
Tata Consultancy Services Ltd. (India)	16,563	754,344
Tech Mahindra Ltd. (India)	70,302	1,073,933
TIS, Inc. (Japan)	51,800	1,138,527
Twilio, Inc. (Class A Stock)*	77,772	5,900,562
Unisys Corp.*	72,200	405,764
VeriSign, Inc.*	4,156	855,970
Wipro Ltd. (India)	106,699	605,253
Wix.com Ltd. (Israel)*	36,900	4,539,438

		110,809,734

Leisure Products — 0.0%
Bandai Namco Holdings, Inc. (Japan)	49,200	983,914
Brunswick Corp.	26,437	2,557,780
Hasbro, Inc.(a)	6,211	317,134
Mattel, Inc.*	10,704	202,091

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Leisure Products (cont’d.)
Polaris, Inc.	1,517	$143,766
Shimano, Inc. (Japan)	3,200	492,941
Solo Brands, Inc. (Class A Stock)*	150,200	925,232

		5,622,858

Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	6,837	950,548
Avantor, Inc.*	47,530	1,085,110
Azenta, Inc.*(a)	1,916	124,808
Bio-Rad Laboratories, Inc. (Class A Stock)*	941	303,839
Bio-Techne Corp.(a)	3,016	232,715
Charles River Laboratories International, Inc.*(a)	2,395	566,178
Danaher Corp.	38,344	8,870,501
Fortrea Holdings, Inc.*	2,719	94,893
ICON PLC*	2,112	597,844
Illumina, Inc.*	6,237	868,440
IQVIA Holdings, Inc.*	3,588	830,191
Maravai LifeSciences Holdings, Inc. (Class A Stock)*	103,358	676,995
Medpace Holdings, Inc.*	9,278	2,843,985
Mettler-Toledo International, Inc.*	1,079	1,308,784
Olink Holding AB (Sweden), ADR*(a)	2,725	68,534
QIAGEN NV*	6,901	299,710
Quanterix Corp.*	62,900	1,719,686
Repligen Corp.*(a)	937	168,473
Revvity, Inc.	5,976	653,237
Sotera Health Co.*	874	14,727
Thermo Fisher Scientific, Inc.	43,786	23,241,171
Waters Corp.*(a)	1,056	347,667
West Pharmaceutical Services, Inc.	29,168	10,270,636
WuXi AppTec Co. Ltd. (China) (Class H Stock), 144A	1,600	16,301

		56,154,973

Machinery — 1.1%
AGCO Corp.	32,836	3,986,619
Airtac International Group (China)	31,838	1,046,138
Alfa Laval AB (Sweden)	39,232	1,570,616
Allison Transmission Holdings, Inc.	95,350	5,544,603
Ashok Leyland Ltd. (India)	7,704	16,796
Atlas Copco AB (Sweden) (Class A Stock)	416,106	7,169,970
Atlas Copco AB (Sweden) (Class B Stock)	115,002	1,706,185
Blue Bird Corp.*	32,900	886,984
Caterpillar, Inc.(a)	31,944	9,444,882
CNH Industrial NV (United Kingdom)	29,734	362,160
Crane Co.	1,465	173,075
Cummins India Ltd. (India)	2,389	56,352
Cummins, Inc.	12,866	3,082,308
Daimler Truck Holding AG (Germany)	138,957	5,219,789
Deere & Co.	22,214	8,882,712
Donaldson Co., Inc.(a)	2,168	141,679
Doosan Bobcat, Inc. (South Korea)	340	13,244
Dover Corp.	6,673	1,026,374
Energy Recovery, Inc.*	5,246	98,835
Enerpac Tool Group Corp.	21,779	677,109

	Shares	Value

COMMON STOCKS (continued)
Machinery (cont’d.)
Enpro, Inc.	3,542	$555,173
Epiroc AB (Sweden) (Class B Stock)	35,428	621,329
Esab Corp.	11,869	1,028,093
Estun Automation Co. Ltd. (China) (Class A Stock)	100,803	262,882
FANUC Corp. (Japan)	112,000	3,287,102
Flowserve Corp.	30,319	1,249,749
Fortive Corp.	113,965	8,391,243
Gates Industrial Corp. PLC*	3,333	44,729
GEA Group AG (Germany)	79,972	3,324,771
Graco, Inc.	2,986	259,065
Hitachi Construction Machinery Co. Ltd. (Japan)	28,800	758,126
Hoshizaki Corp. (Japan)	7,200	263,019
Hyster-Yale Materials Handling, Inc.	13,600	845,784
IDEX Corp.	3,550	770,741
Illinois Tool Works, Inc.	6,560	1,718,326
Ingersoll Rand, Inc.	19,504	1,508,439
ITT, Inc.	64,036	7,640,776
John Bean Technologies Corp.	11,300	1,123,785
Komatsu Ltd. (Japan)	206,000	5,360,808
Lincoln Electric Holdings, Inc.	127	27,617
Makita Corp. (Japan)	8,000	220,043
Manitowoc Co., Inc. (The)*	54,300	906,267
Middleby Corp. (The)*	1,623	238,857
MINEBEA MITSUMI, Inc. (Japan)	12,100	247,663
Nordson Corp.	2,820	744,931
Oshkosh Corp.	35,850	3,886,499
Otis Worldwide Corp.(a)	122,055	10,920,261
PACCAR, Inc.	24,743	2,416,154
Parker-Hannifin Corp.	47,368	21,822,438
Pentair PLC	7,810	567,865
Proto Labs, Inc.*	39,700	1,546,712
Rational AG (Germany)	975	752,365
RBC Bearings, Inc.*(a)	1,348	384,032
Sany Heavy Equipment International Holdings Co. Ltd. (China)	7,000	6,775
Schindler Holding AG (Switzerland)	2,472	587,053
Schindler Holding AG (Switzerland) (Part. Cert.)	2,178	545,273
Shandong Himile Mechanical Science & Technology Co. Ltd. (China) (Class A Stock)	12,600	52,635
Shyft Group, Inc. (The)	11,600	141,752
Sinotruk Hong Kong Ltd. (China)	3,000	5,889
Snap-on, Inc.	2,452	708,236
Standex International Corp.	3,400	538,492
Stanley Black & Decker, Inc.	7,263	712,500
Techtronic Industries Co. Ltd. (Hong Kong)	96,418	1,148,829
Tennant Co.	26,263	2,434,317
Terex Corp.	100,887	5,796,967
Timken Co. (The)	1,895	151,884
Trinity Industries, Inc.	28,238	750,848
Volvo AB (Sweden) (Class A Stock)	12,784	339,184
Volvo AB (Sweden) (Class B Stock)	253,839	6,604,892
Wabash National Corp.(a)	23,100	591,822
Wartsila OYJ Abp (Finland)	59,997	871,961

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Machinery (cont’d.)
Weichai Power Co. Ltd. (China) (Class H Stock)	10,000	$16,706
Westinghouse Air Brake Technologies Corp.	13,758	1,745,890
Xylem, Inc.	10,608	1,213,131
Yutong Bus Co. Ltd. (China) (Class A Stock)	28,300	52,641
Zhejiang Sanhua Intelligent Controls Co. Ltd. (China) (Class A Stock)	94,640	390,428

		160,210,179

Marine Transportation — 0.1%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	232	412,100
AP Moller - Maersk A/S (Denmark) (Class B Stock)	842	1,515,620
Evergreen Marine Corp. Taiwan Ltd. (Taiwan)	173,400	809,489
HMM Co. Ltd. (South Korea)	27,778	421,427
Kirby Corp.*	12,695	996,303
Kuehne + Nagel International AG (Switzerland)	6,580	2,270,738
Matson, Inc.	1,700	186,320
Mitsui OSK Lines Ltd. (Japan)	36,500	1,166,915
Nippon Yusen KK (Japan)	25,700	793,706
Yang Ming Marine Transport Corp. (Taiwan)	203,000	338,829

		8,911,447

Media — 0.3%
Advantage Solutions, Inc.*(a)	224,200	811,604
AMC Networks, Inc. (Class A Stock)*	5,100	95,829
Cable One, Inc.	160	89,054
Charter Communications, Inc. (Class A Stock)*	1,724	670,084
Comcast Corp. (Class A Stock)	517,074	22,673,695
Dentsu Group, Inc. (Japan)	16,800	430,137
DISH Network Corp. (Class A Stock)*	7,637	44,065
Focus Media Information Technology Co. Ltd. (China) (Class A Stock)	58,200	51,662
Fox Corp. (Class A Stock)	12,331	365,861
Fox Corp. (Class B Stock)	6,328	174,969
Informa PLC (United Kingdom)	408,676	4,064,857
Interpublic Group of Cos., Inc. (The)(a)	18,277	596,561
Liberty Broadband Corp. (Class A Stock)*	359	28,950
Liberty Broadband Corp. (Class C Stock)*	2,835	228,473
Liberty Media Corp.-Liberty SiriusXM*	4,682	134,748
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	2,254	64,780
MFE-MediaForEurope NV (Italy) (Class B Stock)	68,755	247,958
New York Times Co. (The) (Class A Stock)	4,882	239,169
News Corp. (Class A Stock)	17,913	439,764
News Corp. (Class B Stock)(a)	5,263	135,364
Nexstar Media Group, Inc.	672	105,336
Omnicom Group, Inc.	9,445	817,087

	Shares	Value

COMMON STOCKS (continued)
Media (cont’d.)
Paramount Global (Class A Stock)	313	$6,154
Paramount Global (Class B Stock)(a)	25,883	382,810
Publicis Groupe SA (France)	56,476	5,247,290
Sirius XM Holdings, Inc.(a)	19,763	108,104
Trade Desk, Inc. (The) (Class A Stock)*	132,788	9,555,424
Vivendi SE (France)	31,500	337,207
WPP PLC (United Kingdom)	86,787	828,980

		48,975,976

Metals & Mining — 0.7%
Alcoa Corp.	5,381	182,954
Alrosa PJSC (Russia)^	575,990	1
Aluminum Corp. of China Ltd. (China) (Class H Stock)	24,000	11,998
Anglo American Platinum Ltd. (South Africa)	740	38,841
Anglo American PLC (South Africa)	47,946	1,199,930
APL Apollo Tubes Ltd. (India)	72,086	1,330,451
ArcelorMittal SA (Luxembourg)	193,264	5,484,837
Arch Resources, Inc.	1,300	215,722
B2Gold Corp. (Canada)	27,995	88,464
Baoshan Iron & Steel Co. Ltd. (China) (Class A Stock)	7,500	6,243
Barrick Gold Corp. (Canada)	85,517	1,547,003
BHP Group Ltd. (Australia)	543,913	18,582,578
BlueScope Steel Ltd. (Australia)	287,377	4,581,500
Boliden AB (Sweden)	8,481	265,451
Carpenter Technology Corp.	32,900	2,329,320
Cia Siderurgica Nacional SA (Brazil)	191,500	764,238
Cleveland-Cliffs, Inc.*	15,354	313,529
CMOC Group Ltd. (China) (Class H Stock)	21,000	11,489
Commercial Metals Co.	49,500	2,476,980
Constellium SE*	44,471	887,641
ERO Copper Corp. (Brazil)*	15,716	248,481
Fortescue Ltd. (Australia)	247,005	4,870,282
Freeport-McMoRan, Inc.	68,647	2,922,303
Glencore PLC (Australia)	1,183,746	7,115,551
Harmony Gold Mining Co. Ltd. (South Africa)	92,860	604,835
Henan Shenhuo Coal & Power Co. Ltd. (China) (Class A Stock)	23,300	54,972
Hindalco Industries Ltd. (India)	40,660	299,909
Huaibei Mining Holdings Co. Ltd. (China) (Class A Stock)	14,000	32,687
Hyundai Steel Co. (South Korea)	3,093	87,167
Impala Platinum Holdings Ltd. (South Africa)	148,212	736,017
Ivanhoe Mines Ltd. (Canada) (Class A Stock)*	58,305	565,427
JFE Holdings, Inc. (Japan)	98,900	1,530,103
Jiangxi Copper Co. Ltd. (China) (Class H Stock)	44,000	62,238
JSW Steel Ltd. (India)	24,590	259,868
Kumba Iron Ore Ltd. (South Africa)	19,487	653,181
Lundin Mining Corp. (Chile)	156,610	1,281,199
Materion Corp.	2,060	268,068
MMC Norilsk Nickel PJSC (Russia)^	8,156	—
MP Materials Corp.*(a)	3,165	62,825

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Metals & Mining (cont’d.)
Newmont Corp.	55,327	$2,289,985
Nippon Steel Corp. (Japan)	218,100	4,982,228
Norsk Hydro ASA (Norway)	87,110	585,519
Northam Platinum Holdings Ltd. (South Africa)	30,102	228,088
Northern Star Resources Ltd. (Australia)	65,313	605,981
Novolipetsk Steel PJSC (Russia)*^	2,758,930	3
Nucor Corp.	45,724	7,957,805
Olympic Steel, Inc.	3,400	226,780
Pilbara Minerals Ltd. (Australia)(a)	195,645	525,135
Reliance Steel & Aluminum Co.	1,773	495,873
Rio Tinto Ltd. (Australia)	32,919	3,048,227
Rio Tinto PLC (Australia)	86,242	6,414,776
Royal Gold, Inc.(a)	2,004	242,404
Ryerson Holding Corp.	11,400	395,352
Schnitzer Steel Industries, Inc. (Class A Stock)	20,500	618,280
Severstal PAO (Russia)*^	337,573	—
Sibanye Stillwater Ltd. (South Africa)	472,625	633,662
South32 Ltd. (Australia)	229,891	519,931
SSR Mining, Inc. (Canada)	6,298	67,766
Steel Dynamics, Inc.	7,535	889,883
Sumitomo Metal Mining Co. Ltd. (Japan)	14,000	415,770
Tata Steel Ltd. (India)	35,411	59,354
United States Steel Corp.	41,007	1,994,991
Vale SA (Brazil)	326,964	5,178,679
Vedanta Ltd. (India)	4,522	14,039
voestalpine AG (Austria)	27,496	865,736

		101,230,530

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
AGNC Investment Corp.	18,517	181,652
Annaly Capital Management, Inc.	15,017	290,879
Granite Point Mortgage Trust, Inc.	14,400	85,536
Ladder Capital Corp.	42,645	490,844
MFA Financial, Inc.	219,725	2,476,301
Rithm Capital Corp.	14,582	155,736
Starwood Property Trust, Inc.	8,912	187,330

		3,868,278

Multi-Utilities — 0.4%
Ameren Corp.	12,513	905,191
Avista Corp.	64,481	2,304,551
Black Hills Corp.	51,838	2,796,660
CenterPoint Energy, Inc.(a)	144,078	4,116,309
Centrica PLC (United Kingdom)	2,034,549	3,647,343
CMS Energy Corp.	13,817	802,353
Consolidated Edison, Inc.(a)	16,549	1,505,463
Dominion Energy, Inc.	40,139	1,886,533
DTE Energy Co.	9,842	1,085,179
E.ON SE (Germany)	417,958	5,615,292
Engie SA (France)	336,371	5,925,612
National Grid PLC (United Kingdom)	234,096	3,153,583
National Grid PLC (United Kingdom), ADR(a)	25,409	1,727,558
NiSource, Inc.	626,710	16,639,151

	Shares	Value

COMMON STOCKS (continued)
Multi-Utilities (cont’d.)
Public Service Enterprise Group, Inc.(a)	48,508	$2,966,264
Sembcorp Industries Ltd. (Singapore)	287,600	1,156,008
Sempra(a)	87,925	6,570,635
WEC Energy Group, Inc.	15,101	1,271,051

		64,074,736

Office REITs — 0.1%
Alexandria Real Estate Equities, Inc.	80,588	10,216,141
Boston Properties, Inc.	7,262	509,574
Cousins Properties, Inc.	15,200	370,120
Dexus (Australia)	86,284	450,933
Gecina SA (France)	14,784	1,799,792
Great Portland Estates PLC (United Kingdom)	50,033	267,260
Highwoods Properties, Inc.	3,199	73,449
Kilroy Realty Corp.	22,901	912,376
NET Lease Office Properties	426	7,872
Nippon Building Fund, Inc. (Japan)	81	350,640
Office Properties Income Trust	20,000	146,400
Paramount Group, Inc.	213,200	1,102,244
Piedmont Office Realty Trust, Inc. (Class A Stock)	22,400	159,264
Vornado Realty Trust	5,354	151,250

		16,517,315

Oil, Gas & Consumable Fuels — 1.9%
Adaro Energy Indonesia Tbk PT (Indonesia)	3,791,800	585,638
Amplify Energy Corp.*	68,400	405,612
Antero Midstream Corp.	6,928	86,808
Antero Resources Corp.*	8,601	195,071
APA Corp.	6,684	239,822
ARC Resources Ltd. (Canada)	97,365	1,445,356
Berry Corp.	67,200	472,416
BP PLC (United Kingdom)	1,861,553	11,035,420
California Resources Corp.	17,500	956,900
Centrus Energy Corp. (Class A Stock)*	11,600	631,156
Cheniere Energy, Inc.	39,259	6,701,904
Chesapeake Energy Corp.(a)	3,859	296,911
Chevron Corp.	203,168	30,304,539
China Coal Energy Co. Ltd. (China) (Class H Stock)	12,000	10,923
Coal India Ltd. (India)	8,984	40,568
ConocoPhillips	192,901	22,390,019
COSCO SHIPPING Energy Transportation Co. Ltd. (China) (Class H Stock)	6,000	5,661
Coterra Energy, Inc.	207,041	5,283,686
Devon Energy Corp.	30,669	1,389,306
Diamondback Energy, Inc.	8,662	1,343,303
DT Midstream, Inc.	2,966	162,537
ENEOS Holdings, Inc. (Japan)	235,700	934,842
Eni SpA (Italy)	74,511	1,263,811
EOG Resources, Inc.	90,555	10,952,627
EQT Corp.	18,191	703,264
Equinor ASA (Norway)	98,192	3,111,898
Excelerate Energy, Inc. (Class A Stock)	11,100	171,606
Exxon Mobil Corp.(a)	601,434	60,131,371

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Gulfport Energy Corp.*	10,500	$1,398,600
Hess Corp.	8,603	1,240,208
HF Sinclair Corp.	15,549	864,058
Indian Oil Corp. Ltd. (India)	34,250	53,418
Inner Mongolia Yitai Coal Co. Ltd. (China) (Class B Stock)*	5,200	8,012
Inpex Corp. (Japan)	342,500	4,583,250
Kinder Morgan, Inc.	93,580	1,650,751
Kosmos Energy Ltd. (Ghana)*	156,200	1,048,102
LUKOIL PJSC (Russia)^	3,043	—
Marathon Oil Corp.	270,880	6,544,461
Marathon Petroleum Corp.	25,388	3,766,564
MOL Hungarian Oil & Gas PLC (Hungary)	2,236	18,223
Murphy Oil Corp.	47,900	2,043,414
Occidental Petroleum Corp.(a)	32,690	1,951,920
Oil & Natural Gas Corp. Ltd. (India)	123,403	303,820
ONEOK, Inc.	26,618	1,869,116
ORLEN SA (Poland)	30,205	502,914
Ovintiv, Inc.	4,369	191,886
PBF Energy, Inc. (Class A Stock)	43,400	1,907,864
Peabody Energy Corp.	126,000	3,064,320
Pembina Pipeline Corp. (Canada)	44,076	1,517,488
Permian Resources Corp.(a)	30,466	414,338
PetroChina Co. Ltd. (China) (Class H Stock)	414,000	273,567
Petroleo Brasileiro SA (Brazil)	101,800	812,892
Phillips 66	123,376	16,426,281
Pioneer Natural Resources Co.	11,137	2,504,489
PTT Exploration & Production PCL (Thailand)	7,200	31,363
PTT PCL (Thailand)	52,500	54,885
Range Resources Corp.	7,072	215,272
Reliance Industries Ltd. (India)	8,396	260,595
Repsol SA (Spain)	33,058	490,380
Rosneft Oil Co. PJSC (Russia)^	19,154	—
Shanxi Lu’an Environmental Energy Development Co. Ltd. (China) (Class A Stock)	17,600	54,117
Shell PLC (Netherlands)	584,457	19,131,667
SM Energy Co.	59,266	2,294,780
Southwestern Energy Co.*	33,355	218,475
Surgutneftegas PJSC (Russia)^	55,200	—
Targa Resources Corp.	17,289	1,501,895
Tatneft PJSC (Russia)^	133,140	—
TotalEnergies SE (France)	156,989	10,675,099
United Tractors Tbk PT (Indonesia)	389,700	572,613
Valero Energy Corp.	75,816	9,856,080
Vital Energy, Inc.*(a)	29,600	1,346,504
Williams Cos., Inc. (The)	301,404	10,497,901
World Kinect Corp.	64,054	1,459,150

		274,873,707

Paper & Forest Products — 0.0%
Empresas CMPC SA (Chile)	27,438	52,919
Louisiana-Pacific Corp.	1,969	139,464
Suzano SA (Brazil)	60,400	687,825

	Shares	Value

COMMON STOCKS (continued)
Paper & Forest Products (cont’d.)
UPM-Kymmene OYJ (Finland)	38,502	$1,452,323

		2,332,531

Passenger Airlines — 0.2%
Alaska Air Group, Inc.*	3,836	149,872
American Airlines Group, Inc.*	23,141	317,957
Delta Air Lines, Inc.	482,486	19,410,412
Deutsche Lufthansa AG (Germany)*	443,878	3,946,188
Eva Airways Corp. (Taiwan)	216,000	221,045
Japan Airlines Co. Ltd. (Japan)	138,600	2,722,807
Singapore Airlines Ltd. (Singapore)	88,000	436,949
SkyWest, Inc.*	48,199	2,515,988
Southwest Airlines Co.(a)	28,559	824,784
Sun Country Airlines Holdings, Inc.*	9,961	156,687
United Airlines Holdings, Inc.*	31,494	1,299,442

		32,002,131

Personal Care Products — 0.4%
Beiersdorf AG (Germany)	2,100	314,485
BellRing Brands, Inc.*	43,000	2,383,490
Colgate-Palmolive India Ltd. (India)	10,049	305,359
Coty, Inc. (Class A Stock)*	11,084	137,663
elf Beauty, Inc.*	1,683	242,924
Estee Lauder Cos., Inc. (The) (Class A Stock)	8,916	1,303,965
Haleon PLC	111,594	456,896
Hengan International Group Co. Ltd. (China)	5,000	18,612
Herbalife Ltd.*(a)	22,800	347,928
Kao Corp. (Japan)	34,400	1,414,033
Kenvue, Inc.	65,092	1,401,431
L’Oreal SA (France)	64,167	31,987,298
Medifast, Inc.	10,200	685,644
Olaplex Holdings, Inc.*	3,803	9,660
Unilever PLC (United Kingdom)	192,017	9,295,740
Unilever PLC (United Kingdom), ADR	46,685	2,263,289

		52,568,417

Pharmaceuticals — 2.8%
Amneal Pharmaceuticals, Inc.*(a)	254,400	1,544,208
Astellas Pharma, Inc. (Japan)	51,700	614,882
AstraZeneca PLC (United Kingdom)	132,047	17,811,808
AstraZeneca PLC (United Kingdom), ADR	341,110	22,973,758
Aurobindo Pharma Ltd. (India)	1,348	17,552
Bristol-Myers Squibb Co.	468,833	24,055,821
Catalent, Inc.*	8,499	381,860
China Medical System Holdings Ltd. (China)	105,000	186,074
Chugai Pharmaceutical Co. Ltd. (Japan)	123,700	4,673,183
Cipla Ltd. (India)	11,913	178,349
CSPC Pharmaceutical Group Ltd. (China)	55,600	51,748
Cymabay Therapeutics, Inc.*	12,668	299,218
Daiichi Sankyo Co. Ltd. (Japan)	46,500	1,273,018
Dong-E-E-Jiao Co. Ltd. (China) (Class A Stock)	1,100	7,610

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Dr. Reddy’s Laboratories Ltd. (India)	11,830	$824,527
Elanco Animal Health, Inc.*	763,243	11,372,321
Eli Lilly & Co.	125,985	73,439,176
GSK PLC	356,376	6,581,981
Hikma Pharmaceuticals PLC (Jordan)	63,762	1,452,950
Hubei Jumpcan Pharmaceutical Co. Ltd. (China) (Class A Stock)	12,200	53,791
Intra-Cellular Therapies, Inc.*	21,000	1,504,020
Ipsen SA (France)	26,803	3,197,312
Jazz Pharmaceuticals PLC*	6,176	759,648
Johnson & Johnson	322,412	50,534,857
Kyowa Kirin Co. Ltd. (Japan)	24,700	414,440
Lupin Ltd. (India)	1,323	21,022
Merck & Co., Inc.	300,632	32,774,901
Merck KGaA (Germany)	6,410	1,020,565
Novartis AG (Switzerland)	184,869	18,673,708
Novo Nordisk A/S (Denmark), ADR(a)	249,833	25,845,224
Novo Nordisk A/S (Denmark) (Class B Stock)	333,461	34,556,959
Ono Pharmaceutical Co. Ltd. (Japan)	228,700	4,068,462
Organon & Co.	7,737	111,568
Orion OYJ (Finland) (Class B Stock)	7,364	319,092
Otsuka Holdings Co. Ltd. (Japan)	127,700	4,775,598
Perrigo Co. PLC	13,628	438,549
Pfizer, Inc.	471,961	13,587,757
Prestige Consumer Healthcare, Inc.*	21,300	1,303,986
Recordati Industria Chimica e Farmaceutica SpA (Italy)	6,860	369,910
Richter Gedeon Nyrt (Hungary)	66,281	1,671,980
Roche Holding AG	52,114	15,149,204
Royalty Pharma PLC (Class A Stock)	11,298	317,361
Sandoz Group AG (Switzerland)*	40,367	1,298,771
Sanofi SA	80,440	7,993,545
Sanofi SA, ADR	44,780	2,226,909
Shionogi & Co. Ltd. (Japan)	91,500	4,403,711
Sichuan Kelun Pharmaceutical Co. Ltd. (China) (Class A Stock)	14,200	57,896
Sun Pharmaceutical Industries Ltd. (India)	5,023	75,987
Takeda Pharmaceutical Co. Ltd. (Japan)	13,900	398,625
Teva Pharmaceutical Industries Ltd. (Israel), ADR*	213,100	2,224,764
Torii Pharmaceutical Co. Ltd. (Japan)	18,700	470,879
Torrent Pharmaceuticals Ltd. (India)	680	18,830
Viatris, Inc.	56,991	617,213
Yunnan Baiyao Group Co. Ltd. (China) (Class A Stock)	1,000	6,899
Zoetis, Inc.	8,188	1,616,066

		400,620,053

Professional Services — 0.4%
Adecco Group AG (Switzerland)	22,004	1,080,694
ASGN, Inc.*	4,652	447,383
Automatic Data Processing, Inc.	61,499	14,327,422
Broadridge Financial Solutions, Inc.	2,692	553,879
CACI International, Inc. (Class A Stock)*	682	220,872
Ceridian HCM Holding, Inc.*(a)	6,865	460,779

	Shares	Value

COMMON STOCKS (continued)
Professional Services (cont’d.)
Clarivate PLC*	14,266	$132,103
Computershare Ltd. (Australia)	71,365	1,188,611
Concentrix Corp.(a)	1,342	131,798
Conduent, Inc.*	143,000	521,950
Dun & Bradstreet Holdings, Inc.	348,257	4,074,607
Equifax, Inc.(a)	3,367	832,625
ExlService Holdings, Inc.*	31,800	981,030
Experian PLC	23,567	961,424
FTI Consulting, Inc.*	804	160,117
Genpact Ltd.(a)	4,062	140,992
HireRight Holdings Corp.*	8,671	116,625
Huron Consulting Group, Inc.*	4,645	477,506
Jacobs Solutions, Inc.	5,977	775,815
KBR, Inc.	15,106	837,023
Kelly Services, Inc. (Class A Stock)	6,100	131,882
Korn Ferry	6,100	362,035
Leidos Holdings, Inc.	22,419	2,426,632
ManpowerGroup, Inc.	1,528	121,430
Paychex, Inc.	5,597	666,659
Paycom Software, Inc.	2,192	453,130
Paycor HCM, Inc.*(a)	984	21,245
Randstad NV (Netherlands)	15,439	968,953
Recruit Holdings Co. Ltd. (Japan)	120,900	5,054,966
RELX PLC (United Kingdom)	116,509	4,622,357
Robert Half, Inc.(a)	5,082	446,809
Science Applications International Corp.	1,630	202,642
SS&C Technologies Holdings, Inc.	6,622	404,670
Teleperformance SE (France)	2,450	358,698
TransUnion	5,836	400,992
TrueBlue, Inc.*	29,000	444,860
TTEC Holdings, Inc.	39,700	860,299
Upwork, Inc.*	148,600	2,209,682
Verisk Analytics, Inc.	13,928	3,326,842
Wolters Kluwer NV (Netherlands)	27,042	3,847,252

		55,755,290

Real Estate Management & Development — 0.3%
Aldar Properties PJSC (United Arab Emirates)	8,836	12,863
Anywhere Real Estate, Inc.*	198,500	1,609,835
CapitaLand Investment Ltd. (Singapore)	151,270	361,668
Castellum AB (Sweden)*	24,610	349,431
Catena AB (Sweden)	5,332	249,659
CBRE Group, Inc. (Class A Stock)*	14,792	1,376,987
Central Pattana PCL (Thailand)	130,000	266,159
China Overseas Land & Investment Ltd. (China)	153,500	270,817
China Overseas Property Holdings Ltd. (China)	10,000	7,505
China Resources Land Ltd. (China)	38,000	136,345
CK Asset Holdings Ltd. (Hong Kong)	128,250	643,699
Corp. Inmobiliaria Vesta SAB de CV (Mexico), ADR	5,340	211,571
CoStar Group, Inc.*	14,144	1,236,044
Country Garden Services Holdings Co. Ltd. (China)	493,000	426,915
DLF Ltd. (India)	3,185	27,776

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Real Estate Management & Development (cont’d.)
Emaar Properties PJSC (United Arab Emirates)	111,841	$241,187
Forestar Group, Inc.*	35,200	1,164,064
Grainger PLC (United Kingdom)	122,864	414,188
Greentown China Holdings Ltd. (China)	564,500	575,671
Hang Lung Properties Ltd. (Hong Kong)	408,000	567,247
Henderson Land Development Co. Ltd. (Hong Kong)	201,000	618,967
Hongkong Land Holdings Ltd. (Hong Kong)	161,600	562,054
Howard Hughes Holdings, Inc.*	3,411	291,811
Hulic Co. Ltd. (Japan)	24,000	250,707
Jones Lang LaSalle, Inc.*(a)	1,447	273,295
K Wah International Holdings Ltd. (Hong Kong)	5,850,000	1,460,551
KE Holdings, Inc. (China), ADR(a)	137,512	2,229,070
Longfor Group Holdings Ltd. (China), 144A	326,000	523,194
Macrotech Developers Ltd. (India), 144A	22,104	271,548
Marcus & Millichap, Inc.	1,537	67,136
Mitsubishi Estate Co. Ltd. (Japan)	58,813	806,213
Mitsui Fudosan Co. Ltd. (Japan)	250,127	6,115,531
New World Development Co. Ltd. (Hong Kong)	374,843	581,201
Nomura Real Estate Holdings, Inc. (Japan)	14,200	372,614
Sagax AB (Sweden) (Class B Stock)	10,864	299,027
Shun Tak Holdings Ltd. (Hong Kong)*	9,296,000	1,202,697
Sino Land Co. Ltd. (Hong Kong)	524,672	570,571
Sun Hung Kai Properties Ltd. (Hong Kong)	124,051	1,342,402
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	622,262	5,270,339
Swire Properties Ltd. (Hong Kong)	7	14
TAG Immobilien AG (Germany)*	17,736	257,862
Tokyu Fudosan Holdings Corp. (Japan)	56,721	361,450
Tricon Residential, Inc. (Canada)	64,767	589,414
Vonovia SE (Germany)	7,425	233,306
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	236,729	800,257
Yanlord Land Group Ltd. (China)*	964,900	423,755
Yuexiu Property Co. Ltd. (China)	356,400	290,627
Zillow Group, Inc. (Class A Stock)*	1,693	96,027
Zillow Group, Inc. (Class C Stock)*	4,718	272,983

		36,584,254

Residential REITs — 0.2%
American Homes 4 Rent (Class A Stock)	17,670	635,413
Apartment Income REIT Corp.(a)	20,766	721,203
AvalonBay Communities, Inc.	17,034	3,189,105
Boardwalk Real Estate Investment Trust (Canada)	9,750	524,935
Camden Property Trust	6,699	665,144
Centerspace	16,300	948,660
Equity LifeStyle Properties, Inc.	57,056	4,024,730
Equity Residential	133,122	8,141,742

	Shares	Value

COMMON STOCKS (continued)
Residential REITs (cont’d.)
Essex Property Trust, Inc.(a)	3,206	$794,896
Independence Realty Trust, Inc.(a)	37,253	569,971
InterRent Real Estate Investment Trust (Canada)	37,600	375,418
Invitation Homes, Inc.	28,740	980,321
Mid-America Apartment Communities, Inc.	5,651	759,833
Nippon Accommodations Fund, Inc. (Japan)	24	102,731
Sun Communities, Inc.	7,102	949,182
UDR, Inc.	31,407	1,202,574
UNITE Group PLC (The) (United Kingdom)	36,794	488,753
Veris Residential, Inc.	105,913	1,666,012

		26,740,623

Retail REITs — 0.2%
Acadia Realty Trust	63,200	1,073,768
Agree Realty Corp.	2,866	180,415
Alexander’s, Inc.	600	128,142
Brixmor Property Group, Inc.	29,131	677,878
Federal Realty Investment Trust	3,844	396,124
InvenTrust Properties Corp.	8,164	206,876
Kimco Realty Corp.(a)	63,108	1,344,832
Klepierre SA (France)	118,006	3,221,642
Link REIT (Hong Kong)	61,011	342,580
NNN REIT, Inc.	5,486	236,447
Realty Income Corp.(a)	60,888	3,496,189
Regency Centers Corp.(a)	12,527	839,309
Retail Opportunity Investments Corp.(a)	19,664	275,886
RioCan Real Estate Investment Trust (Canada)	8,326	116,999
Sasseur Real Estate Investment Trust (Singapore)	2,185,200	1,133,963
Scentre Group (Australia)	1,101,511	2,243,128
Simon Property Group, Inc.	41,360	5,899,590
SITE Centers Corp.(a)	121,357	1,654,096
Spirit Realty Capital, Inc.	4,310	188,304
Unibail-Rodamco-Westfield (France)*	106,319	7,863,723
Urban Edge Properties	32,081	587,082
Vicinity Ltd. (Australia)	711,010	987,673

		33,094,646

Semiconductors & Semiconductor Equipment — 4.0%
Advanced Micro Devices, Inc.*	392,652	57,880,831
Advantest Corp. (Japan)	59,483	2,004,313
Alchip Technologies Ltd. (Taiwan)	5,945	631,706
Amkor Technology, Inc.	77,500	2,578,425
Analog Devices, Inc.	24,052	4,775,765
Applied Materials, Inc.	142,065	23,024,475
ARM Holdings PLC, ADR*(a)	65,090	4,891,188
ASE Technology Holding Co. Ltd. (Taiwan)	136,000	595,984
ASM International NV (Netherlands)	10,792	5,616,962
ASML Holding NV (Netherlands) (XAMS)	32,315	24,394,186
ASML Holding NV (Netherlands) (XNGS)	11,827	8,952,093

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
ASPEED Technology, Inc. (Taiwan)	6,449	$653,290
Axcelis Technologies, Inc.*	15,200	1,971,288
Broadcom, Inc.	75,594	84,381,803
Cirrus Logic, Inc.*	1,691	140,674
Credo Technology Group Holding Ltd.*	18,488	359,961
Disco Corp. (Japan)	19,600	4,840,550
eMemory Technology, Inc. (Taiwan)	13,555	1,077,817
Enphase Energy, Inc.*	2,429	320,968
Entegris, Inc.	4,324	518,102
First Solar, Inc.*	5,135	884,658
FormFactor, Inc.*	50,600	2,110,526
Global Unichip Corp. (Taiwan)	49,713	2,809,989
GLOBALFOUNDRIES, Inc.*(a)	2,403	145,622
Hanmi Semiconductor Co. Ltd. (South Korea)	150	7,127
HPSP Co. Ltd. (South Korea)*	10,962	370,190
Infineon Technologies AG (Germany)	57,222	2,389,740
Intel Corp.	739,119	37,140,730
KLA Corp.	2,409	1,400,352
Kulicke & Soffa Industries, Inc. (Singapore)	8,500	465,120
Lam Research Corp.	25,687	20,119,600
Lasertec Corp. (Japan)	20,500	5,381,795
Marvell Technology, Inc.	26,024	1,569,507
MediaTek, Inc. (Taiwan)	32,000	1,056,637
Microchip Technology, Inc.(a)	14,216	1,281,999
Micron Technology, Inc.	127,537	10,884,008
MKS Instruments, Inc.	2,027	208,517
Monolithic Power Systems, Inc.	836	527,332
Novatek Microelectronics Corp. (Taiwan)	175,000	2,943,370
NVIDIA Corp.	358,633	177,602,234
NXP Semiconductors NV (China)	14,303	3,285,113
ON Semiconductor Corp.*(a)	20,662	1,725,897
Photronics, Inc.*	133,661	4,192,946
Qorvo, Inc.*	15,460	1,740,951
QUALCOMM, Inc.	172,924	25,009,998
Rambus, Inc.*	5,000	341,250
Realtek Semiconductor Corp. (Taiwan)	40,000	613,397
Renesas Electronics Corp. (Japan)*	197,400	3,529,703
Silergy Corp. (China)	1,000	16,231
SK Hynix, Inc. (South Korea)	7,772	848,220
Skyworks Solutions, Inc.(a)	18,501	2,079,882
STMicroelectronics NV (Singapore)	122,737	6,156,364
Synaptics, Inc.*	16,900	1,927,952
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	189,809	3,638,933
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR(a)	63,814	6,636,656
Teradyne, Inc.(a)	3,537	383,835
Texas Instruments, Inc.	43,094	7,345,803
Tokyo Electron Ltd. (Japan)	27,700	4,923,394
Tower Semiconductor Ltd. (Israel)*	16,465	502,512
United Microelectronics Corp. (Taiwan)	649,148	1,106,036
United Microelectronics Corp. (Taiwan), ADR(a)	189,127	1,600,014
Universal Display Corp.	6,872	1,314,339
Winbond Electronics Corp. (Taiwan)	612,000	605,741

	Shares	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
Wolfspeed, Inc.*	3,791	$164,946

		578,599,547

Software — 4.7%
ACI Worldwide, Inc.*	74,400	2,276,640
Adeia, Inc.	106,900	1,324,491
Adobe, Inc.*	69,602	41,524,553
Agilysys, Inc.*	19,200	1,628,544
ANSYS, Inc.*	2,047	742,815
Appfolio, Inc. (Class A Stock)*	12,896	2,234,103
AppLovin Corp. (Class A Stock)*(a)	98,566	3,927,855
Aspen Technology, Inc.*	840	184,926
Autodesk, Inc.*	3,731	908,424
Bentley Systems, Inc. (Class B Stock)(a)	425	22,176
BILL Holdings, Inc.*	3,128	255,214
Blackbaud, Inc.*	5,800	502,860
Box, Inc. (Class A Stock)*	3,600	92,196
Cadence Design Systems, Inc.*	80,542	21,937,225
CCC Intelligent Solutions Holdings, Inc.*	6,127	69,787
Check Point Software Technologies Ltd. (Israel)*	7,800	1,191,762
Clear Secure, Inc. (Class A Stock)(a)	13,869	286,395
CommVault Systems, Inc.*	24,300	1,940,355
Constellation Software, Inc. (Canada)	200	495,871
Crowdstrike Holdings, Inc. (Class A Stock)*	56,149	14,335,963
CyberArk Software Ltd.*	19,726	4,320,980
Dassault Systemes SE (France)	121,374	5,940,932
Datadog, Inc. (Class A Stock)*	5,700	691,866
Descartes Systems Group, Inc. (The) (Canada)*	2,409	202,501
Digital Turbine, Inc.*	24,300	166,698
DocuSign, Inc.*	70,000	4,161,500
Dolby Laboratories, Inc. (Class A Stock)	1,807	155,727
DoubleVerify Holdings, Inc.*	14,116	519,186
Dropbox, Inc. (Class A Stock)*	864	25,471
Dynatrace, Inc.*	166,314	9,095,713
eGain Corp.*	31,600	263,228
Fair Isaac Corp.*	439	511,000
Fortinet, Inc.*	11,100	649,683
Freshworks, Inc. (Class A Stock)*	96,200	2,259,738
Gen Digital, Inc.	378,014	8,626,279
Guidewire Software, Inc.*(a)	2,493	271,837
HashiCorp, Inc. (Class A Stock)*	928	21,938
HubSpot, Inc.*	10,995	6,383,037
Informatica, Inc. (Class A Stock)*	1,148	32,592
Intapp, Inc.*	17,036	647,709
Intuit, Inc.	37,972	23,733,639
KPIT Technologies Ltd. (India)	30,296	550,541
LiveRamp Holdings, Inc.*	25,867	979,842
Microsoft Corp.	932,713	350,737,397
Monday.com Ltd.*(a)	30,639	5,754,311
nCino, Inc.*	1,934	65,040
NCR Voyix Corp.*	72,428	1,224,757
Nemetschek SE (Germany)	11,816	1,020,131
Nice Ltd. (Israel)*	3,941	783,781

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Software (cont’d.)
Nutanix, Inc. (Class A Stock)*	5,358	$255,523
Oracle Corp.	96,735	10,198,771
Oracle Corp. (Japan)	7,600	585,041
Palo Alto Networks, Inc.*	14,012	4,131,859
Procore Technologies, Inc.*	3,641	252,030
PTC, Inc.*	5,684	994,473
Q2 Holdings, Inc.*	22,108	959,708
Rapid7, Inc.*	9,700	553,870
Roper Technologies, Inc.(a)	5,093	2,776,551
Sage Group PLC (The) (United Kingdom)	62,536	933,588
Salesforce, Inc.*	235,711	62,024,993
SAP SE (Germany)	67,360	10,368,159
SentinelOne, Inc. (Class A Stock)*	6,106	167,549
ServiceNow, Inc.*	44,441	31,397,122
SolarWinds Corp.*	123,000	1,536,270
Sprout Social, Inc. (Class A Stock)*(a)	13,657	839,086
SPS Commerce, Inc.*	5,900	1,143,656
Synopsys, Inc.*	2,686	1,383,048
Tata Elxsi Ltd. (India)	6,487	682,001
Tenable Holdings, Inc.*	1,900	87,514
Teradata Corp.*	103,025	4,482,618
Trend Micro, Inc. (Japan)*	20,900	1,115,433
Tyler Technologies, Inc.*	1,187	496,308
UiPath, Inc. (Class A Stock)*	2,709	67,292
Unity Software, Inc.*	5,297	216,594
Verint Systems, Inc.*	42,700	1,154,181
Workday, Inc. (Class A Stock)*	42,775	11,808,466
Xero Ltd. (New Zealand)*	59,626	4,548,780
Zoom Video Communications, Inc. (Class A Stock)*	7,671	551,622

		681,391,315

Specialized REITs — 0.5%
American Tower Corp.	78,343	16,912,687
Big Yellow Group PLC (United Kingdom)	17,597	273,941
Crown Castle, Inc.	19,390	2,233,534
CubeSmart	6,758	313,233
Digital Realty Trust, Inc.	19,598	2,637,499
EPR Properties	8,418	407,852
Equinix, Inc.	18,399	14,818,371
Extra Space Storage, Inc.(a)	15,087	2,418,899
Gaming & Leisure Properties, Inc.	145,813	7,195,872
Iron Mountain, Inc.	144,553	10,115,819
Lamar Advertising Co. (Class A Stock)(a)	607	64,512
National Storage Affiliates Trust	9,991	414,327
PotlatchDeltic Corp.	3,800	186,580
Public Storage(a)	33,425	10,194,625
Rayonier, Inc.	4,435	148,173
SBA Communications Corp.	4,767	1,209,340
Shurgard Self Storage Ltd. (Belgium)	11,328	561,134
VICI Properties, Inc.	49,379	1,574,202
Weyerhaeuser Co.	183,906	6,394,412

		78,075,012

	Shares	Value

COMMON STOCKS (continued)
Specialty Retail — 1.1%
Abercrombie & Fitch Co. (Class A Stock)*	20,000	$1,764,400
Advance Auto Parts, Inc.(a)	1,844	112,539
American Eagle Outfitters, Inc.(a)	97,700	2,067,332
AutoNation, Inc.*	5,886	883,959
AutoZone, Inc.*	878	2,270,166
Bath & Body Works, Inc.	10,986	474,156
Best Buy Co., Inc.	8,488	664,441
Boot Barn Holdings, Inc.*(a)	1,228	94,261
Burlington Stores, Inc.*	2,947	573,133
CarMax, Inc.*(a)	7,300	560,202
Children’s Place, Inc. (The)*	40,787	947,074
Citi Trends, Inc.*	528	14,932
Designer Brands, Inc. (Class A Stock)(a)	79,274	701,575
Dick’s Sporting Goods, Inc.(a)	1,697	249,374
Duluth Holdings, Inc. (Class B Stock)*(a)	19,500	104,910
Fast Retailing Co. Ltd. (Japan)	22,800	5,637,959
Foot Locker, Inc.(a)	4,113	128,120
GameStop Corp. (Class A Stock)*(a)	8,115	142,256
Gap, Inc. (The)	5,894	123,244
Group 1 Automotive, Inc.	1,700	518,058
H & M Hennes & Mauritz AB (Sweden) (Class B Stock)	38,925	682,746
HLA Group Corp. Ltd. (China) (Class A Stock)	50,400	52,494
Home Depot, Inc. (The)	95,206	32,993,639
Industria de Diseno Textil SA (Spain)	275,725	12,030,999
JD Sports Fashion PLC (United Kingdom)	2,510,864	5,298,770
JUMBO SA (Greece)	605	16,784
Kingfisher PLC (United Kingdom)	1,426,369	4,419,440
Lithia Motors, Inc.	822	270,668
Lowe’s Cos., Inc.	95,592	21,274,000
Murphy USA, Inc.	41	14,619
O’Reilly Automotive, Inc.*	18,854	17,912,808
Penske Automotive Group, Inc.	626	100,479
Petco Health & Wellness Co., Inc.*(a)	875,603	2,766,906
RH*(a)	425	123,879
Ross Stores, Inc.	22,321	3,089,003
Signet Jewelers Ltd.(a)	13,700	1,469,462
TJX Cos., Inc. (The)	248,296	23,292,648
Tractor Supply Co.(a)	1,901	408,772
Trent Ltd. (India)	903	33,133
Ulta Beauty, Inc.*	7,498	3,673,945
Urban Outfitters, Inc.*	100,927	3,602,085
Valvoline, Inc.*(a)	3,497	131,417
Vibra Energia SA (Brazil)	6,000	28,104
Victoria’s Secret & Co.*(a)	1,287	34,157
Warby Parker, Inc. (Class A Stock)*	2,244	31,640
Wayfair, Inc. (Class A Stock)*(a)	1,603	98,905
Williams-Sonoma, Inc.(a)	1,695	342,017

		152,225,610

Technology Hardware, Storage & Peripherals — 2.4%
Acer, Inc. (Taiwan)	695,000	1,216,085
Advantech Co. Ltd. (Taiwan)	48,901	591,771
Apple, Inc.	1,572,192	302,694,126

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals (cont’d.)
Asustek Computer, Inc. (Taiwan)	68,000	$1,082,232
Brother Industries Ltd. (Japan)	49,200	783,510
Catcher Technology Co. Ltd. (Taiwan)	129,000	814,568
Compal Electronics, Inc. (Taiwan)	561,000	726,668
Dell Technologies, Inc. (Class C Stock)	92,874	7,104,861
FUJIFILM Holdings Corp. (Japan)	15,600	934,905
Hewlett Packard Enterprise Co.	637,741	10,828,842
HP, Inc.	127,391	3,833,195
Lite-On Technology Corp. (Taiwan)	143,000	542,997
Logitech International SA (Switzerland)	40,157	3,818,464
MCJ Co. Ltd. (Japan)	52,100	404,643
Micro-Star International Co. Ltd. (Taiwan)	95,000	630,360
NetApp, Inc	7,476	659,084
Pegatron Corp. (Taiwan)	229,000	650,691
Pure Storage, Inc. (Class A Stock)*	1,873	66,791
Quanta Computer, Inc. (Taiwan)	99,000	720,762
Samsung Electronics Co. Ltd. (South Korea)	30,917	1,876,564
Seagate Technology Holdings PLC(a)	3,380	288,551
Shenzhen Transsion Holdings Co. Ltd.
(China) (Class A Stock)	926	17,979
Super Micro Computer, Inc.*(a)	9,100	2,586,766
Western Digital Corp.*	15,464	809,850
Wistron Corp. (Taiwan)	175,000	559,842
Wiwynn Corp. (Taiwan)	2,000	118,421
Xiaomi Corp. (China) (Class B Stock), 144A*	183,800	368,049

		344,730,577

Textiles, Apparel & Luxury Goods — 0.9%
adidas AG (Germany)	10,769	2,188,334
ANTA Sports Products Ltd. (China)	17,600	171,060
Birkenstock Holding PLC (Luxembourg)*(a)	422	20,564
Bosideng International Holdings Ltd. (China)	18,000	8,097
Brunello Cucinelli SpA (Italy)	34,366	3,363,485
Burberry Group PLC (United Kingdom)	26,717	481,893
Capri Holdings Ltd.*	3,480	174,835
Carter’s, Inc.(a)	1,106	82,828
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	22,121	3,055,444
Columbia Sportswear Co.(a)	1,092	86,858
Deckers Outdoor Corp.*	11,883	7,942,954
Eclat Textile Co. Ltd. (Taiwan)	1,000	18,275
G-III Apparel Group Ltd.*	80,308	2,728,866
Hermes International SCA (France)	6,457	13,724,453
Kontoor Brands, Inc.(a)	3,747	233,888
Lululemon Athletica, Inc.*	63,249	32,338,581
LVMH Moet Hennessy Louis Vuitton SE (France)	47,600	38,676,768
Moncler SpA (Italy)	20,363	1,253,736
NIKE, Inc. (Class B Stock)	89,744	9,743,506
On Holding AG (Switzerland) (Class A Stock)*(a)	21,149	570,388
Pandora A/S (Denmark)	10,786	1,491,220
Pou Chen Corp. (Taiwan)	11,000	11,069
PVH Corp	1,884	230,074

	Shares	Value

COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (cont’d.)
Ralph Lauren Corp.(a)	39,366	$5,676,577
Skechers USA, Inc. (Class A Stock)*(a)	41,795	2,605,500
Steven Madden Ltd	9,800	411,600
Tapestry, Inc.	10,625	391,106
Under Armour, Inc. (Class A Stock)*	5,815	51,114
Under Armour, Inc. (Class C Stock)*(a)	6,224	51,970
VF Corp.	16,280	306,064

		128,091,107

Tobacco — 0.3%
Altria Group, Inc.	216,427	8,730,665
British American Tobacco PLC (United Kingdom)	272,276	7,966,574
Imperial Brands PLC (United Kingdom)	239,351	5,511,726
ITC Ltd. (India)	62,278	345,690
Japan Tobacco, Inc. (Japan)(a)	136,500	3,525,142
KT&G Corp. (South Korea)	3,467	233,566
Philip Morris International, Inc.	93,823	8,826,868
Scandinavian Tobacco Group A/S (Denmark), 144A	145,934	2,535,832
Turning Point Brands, Inc.	41,600	1,094,912
Universal Corp.	10,200	686,664

		39,457,639

Trading Companies & Distributors — 0.3%
AerCap Holdings NV (Ireland)*(a)	35,500	2,638,360
Air Lease Corp.	3,168	132,866
Applied Industrial Technologies, Inc.	3,500	604,415
Ashtead Group PLC (United Kingdom)	123,528	8,586,082
BlueLinx Holdings, Inc.*	4,600	521,226
Boise Cascade Co.	9,300	1,203,048
Brenntag SE (Germany)	5,080	466,890
Bunzl PLC (United Kingdom)	19,644	798,244
Core & Main, Inc. (Class A Stock)*	29,882	1,207,532
Fastenal Co.(a)	14,355	929,773
Ferguson PLC	10,669	2,059,864
GMS, Inc.*	33,828	2,788,442
Herc Holdings, Inc.	3,569	531,388
ITOCHU Corp. (Japan)	58,900	2,399,577
Marubeni Corp. (Japan)	49,100	773,057
Mitsubishi Corp. (Japan)	145,200	2,312,930
Mitsui & Co. Ltd. (Japan)	68,100	2,551,295
MSC Industrial Direct Co., Inc. (Class A Stock)(a)	1,402	141,967
SiteOne Landscape Supply, Inc.*(a)	916	148,850
Sumitomo Corp. (Japan)	24,700	537,513
Toyota Tsusho Corp. (Japan)	35,900	2,106,691
United Rentals, Inc.(a)	10,131	5,809,318
W.W. Grainger, Inc.(a)	768	636,434
Watsco, Inc.(a)	4,846	2,076,366
WESCO International, Inc.	1,349	234,564

		42,196,692

Transportation Infrastructure — 0.0%
Aena SME SA (Spain), 144A	12,711	2,307,189
Airports of Thailand PCL (Thailand)	645,832	1,129,633
Getlink SE (France)	24,428	447,396

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Transportation Infrastructure (cont’d.)
International Container Terminal
Services, Inc. (Philippines)	6,380	$28,438
Malaysia Airports Holdings Bhd (Malaysia)	4,400	7,048
Promotora y Operadora de
Infraestructura SAB de CV (Mexico)	975	10,522
Taiwan High Speed Rail Corp. (Taiwan)	12,000	11,996
Zhejiang Expressway Co. Ltd. (China) (Class H Stock)	10,000	6,676

		3,948,898

Water Utilities — 0.1%
American Water Works Co., Inc.(a)	55,477	7,322,409
Essential Utilities, Inc.	7,337	274,037
SJW Group	2,700	176,445

		7,772,891

Wireless Telecommunication Services — 0.1%
Advanced Info Service PCL (Thailand)	6,700	42,574
Etihad Etisalat Co. (Saudi Arabia)	18,502	243,764
Far EasTone Telecommunications Co. Ltd. (Taiwan)	6,000	15,603
KDDI Corp. (Japan)	95,800	3,038,633
Mobile Telecommunications Co. KSCP (Kuwait)	44,656	73,686
SK Telecom Co. Ltd. (South Korea)	13,940	541,567
SoftBank Corp. (Japan)	158,500	1,975,184
SoftBank Group Corp. (Japan)	9,400	414,902
Spok Holdings, Inc.	51,000	789,480
Telephone & Data Systems, Inc.	65,900	1,209,265
TIM SA (Brazil)	5,200	19,150
T-Mobile US, Inc.	25,117	4,027,009
Turkcell Iletisim Hizmetleri A/S (Turkey)	6,112	11,619
Vodafone Group PLC (United Kingdom)	1,539,950	1,344,901

		13,747,337

TOTAL COMMON STOCKS (cost $6,671,993,431)		7,707,488,197

PREFERRED STOCKS — 0.1%
Automobiles — 0.1%
Bayerische Motoren Werke AG (Germany) (PRFC)	4,188	416,718
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC), 144A	58,791	5,178,142
Hyundai Motor Co. (South Korea) (2nd PRFC)	261	23,110
Hyundai Motor Co. (South Korea) (PRFC)	172	15,128

		5,633,098

Banks — 0.0%
Bancolombia SA (Colombia) (PRFC)	101,770	783,776

Capital Markets — 0.0%
State Street Corp., 5.350%(ff), Series G, Maturing 03/15/26(a)(oo)	60,000	1,422,600

	Shares	Value

PREFERRED STOCKS (continued)
Chemicals — 0.0%
LG Chem Ltd. (South Korea) (PRFC)	57	$13,680

Electric Utilities — 0.0%
Cia Energetica de Minas Gerais (Brazil) (PRFC)	99,414	235,772

Electrical Equipment — 0.0%
Sociedad Quimica y Minera de Chile SA (Chile) (PRFC B)	16,360	980,152

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	33,157	2,667,217

Metals & Mining — 0.0%
Gerdau SA (Brazil) (PRFC)	938,540	4,541,586

Oil, Gas & Consumable Fuels — 0.0%
Petroleo Brasileiro SA (Brazil) (PRFC)	149,800	1,142,946
Surgutneftegas PJSC (Russia) (PRFC)^	144,000	—

		1,142,946

Technology Hardware, Storage & Peripherals — 0.0%
Samsung Electronics Co. Ltd. (South Korea) (PRFC)	11,169	538,195

TOTAL PREFERRED STOCKS (cost $17,931,916)		17,959,022

UNAFFILIATED EXCHANGE-TRADED FUNDS — 3.2%
iShares Core S&P 500 ETF	360,417	172,145,972
iShares Core U.S. Aggregate Bond ETF	2,693,418	267,321,736
iShares MSCI EAFE ETF(a)	152,300	11,475,805
iShares Russell 1000 Value ETF(a)	41,200	6,808,300

TOTAL UNAFFILIATED EXCHANGE-TRADED FUNDS (cost $424,385,071)		457,751,813

	Units
WARRANTS* — 0.0%
Software
Constellation Software, Inc. (Canada),expiring 03/31/40^	200	838

(cost $0)

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 3.6%
Automobiles — 0.1%
Enterprise Fleet Financing LLC,
Series 2023-02, Class A2, 144A
5.560%	04/22/30	1,700	1,704,594
Exeter Automobile Receivables Trust,
Series 2021-03A, Class D
1.550%	06/15/27	2,000	1,864,858
Ford Credit Auto Owner Trust,
Series 2023-02, Class D, 144A
6.600%	02/15/36	900	907,987

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Ford Credit Floorplan Master Owner Trust,
Series 2023-01, Class A1, 144A
4.920%	05/15/28		1,700	$1,703,556
JPMorgan Chase Bank, NA,
Series 2021-02, Class E, 144A
2.280%	12/26/28		94	91,817
Series 2021-03, Class D, 144A
1.009%	02/26/29		73	70,315
Santander Bank Auto Credit-Linked Notes,
Series 2022-A, Class C, 144A
7.375%	05/15/32		170	170,022
Series 2022-C, Class E, 144A
11.366%	12/15/32		161	163,256
Santander Bank, NA,
Series 2021-01A, Class C, 144A
3.268%	12/15/31		129	126,621
Santander Drive Auto Receivables Trust,
Series 2023-06, Class B
5.980%	04/16/29		500	508,966
Series 2023-06, Class C
6.400%	03/17/31		100	102,682
World Omni Select Auto Trust,
Series 2021-A, Class D
1.440%	11/15/27		600	555,612

				7,970,286

Collateralized Loan Obligations — 3.5%
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2016-08A, Class AR2A, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.849%(c)	10/27/34		10,500	10,462,110
Apex Credit CLO LLC (Cayman Islands),
Series 2021-02A, Class A1A, 144A, 3 Month SOFR + 1.492% (Cap N/A, Floor 1.230%)
6.907%(c)	10/20/34		13,250	13,198,958
Apidos CLO Ltd. (United Kingdom),
Series 2023-44A, Class A1, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)
7.380%(c)	04/26/35		15,500	15,594,655
Ares European CLO DAC (Ireland),
Series 2013-06A, Class B1RR, 144A, 3 Month EURIBOR + 1.250% (Cap N/A, Floor 1.250%)
5.215%(c)	04/15/30	EUR	2,000	2,146,348
Bain Capital Euro CLO DAC (Ireland),
Series 2020-01A, Class A, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.102%(c)	01/24/33	EUR	14,000	15,282,437
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)
6.794%(c)	01/20/32		1,730	1,729,132
Barings CLO Ltd. (Cayman Islands),
Series 2020-02A, Class AR, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 1.010%)
6.665%(c)	10/15/33		5,000	5,004,612
Series LP-02A, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)
6.777%(c)	01/20/34		17,200	17,198,562

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Battalion CLO Ltd. (Cayman Islands),
Series 2018-12A, Class A1, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)
6.701%(c)	05/17/31		2,403	$2,401,516
Series 2021-21A, Class A, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.835%(c)	07/15/34		4,000	3,967,448
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2017-12A, Class A1R, 144A, 3 Month SOFR + 1.212% (Cap N/A, Floor 0.950%)
6.605%(c)	10/15/30		20,459	20,449,461
BlueMountain CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R2, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)
6.749%(c)	08/20/32		6,050	6,031,882
CarVal CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A1A, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.857%(c)	07/20/34		6,000	5,967,409
CBAM Ltd. (Cayman Islands),
Series 2019-11RA, Class A1, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.857%(c)	01/20/35		10,125	10,068,439
Series 2020-12A, Class AR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)
6.857%(c)	07/20/34		8,250	8,205,057
CIFC European Funding CLO DAC (Ireland),
Series 03A, Class A, 144A, 3 Month EURIBOR + 1.050% (Cap N/A, Floor 1.050%)
5.015%(c)	01/15/34	EUR	15,250	16,543,756
CIFC Funding Ltd. (Cayman Islands),
Series 2015-04A, Class A1A2, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.332%)
6.747%(c)	04/20/34		4,540	4,536,997
Series 2021-05A, Class A, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.402%)
6.795%(c)	07/15/34		9,000	9,008,112
Clover CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.362%)
6.740%(c)	10/25/33		11,250	11,202,727
Columbia Cent CLO Ltd. (Cayman Islands),
Series 2021-31A, Class A1, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.877%(c)	04/20/34		2,275	2,265,919
CVC Cordatus Loan Fund DAC (Ireland),
Series 07A, Class ARR, 144A, 3 Month EURIBOR + 0.630% (Cap N/A, Floor 0.630%)
4.555%(c)	09/15/31	EUR	5,427	5,894,414
Series 21A, Class A1, 144A, 3 Month EURIBOR + 0.960% (Cap N/A, Floor 0.960%)
4.876%(c)	09/22/34	EUR	2,500	2,700,021
Elevation CLO Ltd. (Cayman Islands),
Series 2018-03A, Class A1R, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.850%(c)	01/25/35		17,500	17,415,286

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Elmwood CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month SOFR + 1.712% (Cap N/A, Floor 1.450%)
7.127%(c)	10/20/33		10,000	$10,018,494
Series 2019-02A, Class AR, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.412%)
6.827%(c)	04/20/34		6,000	5,998,398
Fidelity Grand Harbour CLO DAC (Ireland),
Series 2021-01A, Class A, 144A, 3 Month EURIBOR + 1.000% (Cap N/A, Floor 1.000%)
4.965%(c)	10/15/34	EUR	8,500	9,206,038
Generate CLO Ltd. (Cayman Islands),
Series 02A, Class AR, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.824%(c)	01/22/31		13,941	13,942,194
Greywolf CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1SR, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.140%)
6.794%(c)	04/15/34		10,000	9,962,500
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.440% (Cap N/A, Floor 1.440%)
6.856%(c)	10/20/31		7,000	6,999,661
Series 2020-03RA, Class A1R, 144A, 3 Month SOFR + 1.550% (Cap N/A, Floor 1.290%)
6.962%(c)	04/15/33		19,000	18,932,413
Hayfin Emerald CLO DAC (Ireland),
Series 05A, Class A, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.094%(c)	11/17/32	EUR	13,500	14,751,152
ICG Euro CLO DAC (Ireland),
Series 2023-02A, Class A1, 144A, 3 Month EURIBOR + 1.730% (Cap N/A, Floor 1.730%)
5.639%(c)	01/26/38	EUR	16,000	17,663,200
ICG Rhinebeck CLO Ltd. (Cayman Islands),
Series 2021-04A, Class A1, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.851%(c)	10/26/34		1,500	1,491,961
Invesco Euro CLO DAC (Ireland),
Series 01A, Class A1R, 144A, 3 Month EURIBOR + 0.650% (Cap N/A, Floor 0.650%)
4.615%(c)	07/15/31	EUR	9,000	9,759,496
KKR CLO Ltd. (Cayman Islands),
Series 32A, Class A1, 144A, 3 Month SOFR + 1.582% (Cap N/A, Floor 1.320%)
6.975%(c)	01/15/32		28,850	28,874,427
LCM Ltd. (Cayman Islands),
Series 34A, Class A1, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.847%(c)	10/20/34		4,500	4,482,095
Madison Park Funding Ltd. (Cayman Islands),
Series 2016-21A, Class AARR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.342%)
6.735%(c)	10/15/32		10,500	10,496,351
Series 2021-59A, Class A, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)
6.797%(c)	01/18/34		2,750	2,748,252

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.000%)
6.687%(c)	10/12/30		5,054	$5,048,814
Rad CLO Ltd. (Cayman Islands),
Series 2023-19A, Class A1, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)
7.416%(c)	04/20/35		10,250	10,320,436
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A, 144A, 3 Month SOFR + 1.542% (Cap N/A, Floor 0.000%)
6.957%(c)	01/20/32		11,750	11,736,295
Silver Creek CLO Ltd.,
Series 2014-01A, Class AR, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 0.000%)
6.917%(c)	07/20/30		4,750	4,751,169
Sixth Street CLO Ltd. (Cayman Islands),
Series 2020-16A, Class A1R, 144A, 3 Month SOFR + 1.790% (Cap N/A, Floor 1.790%)
7.123%(c)	01/20/37		14,750	14,747,404
St. Paul’s CLO DAC (Ireland),
Series 04A, Class ARR1, 144A, 3 Month EURIBOR + 0.830% (Cap N/A, Floor 0.830%)
4.786%(c)	04/25/30	EUR	4,968	5,412,431
TCW CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A1RR, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)
6.837%(c)	04/20/34		2,100	2,094,376
Series 2021-02A, Class AS, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.820%(c)	07/25/34		5,150	5,138,063
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 0.000%)
6.904%(c)	01/17/30		6,280	6,281,912
Tikehau US CLO Ltd. (Bermuda),
Series 2022-02A, Class A1R, 144A
0.000%(c)	01/20/36		11,350	11,350,000
Trinitas CLO Ltd. (Cayman Islands),
Series 2023-26A, Class A1, 144A
—%(p)	01/20/35		5,800	5,800,000
Venture CLO Ltd. (Cayman Islands),
Series 2017-28AA, Class A1R, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.887%(c)	10/20/34		12,000	11,925,592
Voya Euro CLO DAC (Ireland),
Series 04A, Class AR, 144A, 3 Month EURIBOR + 0.970% (Cap N/A, Floor 0.970%)
4.935%(c)	10/15/34	EUR	10,000	10,766,900
Wellfleet CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)
6.797%(c)	07/20/32		13,600	13,562,029
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.865%(c)	10/15/34		3,750	3,735,313

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Zais CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month SOFR + 1.552% (Cap N/A, Floor 0.000%)
6.945%(c)	04/15/30		3,661	$3,662,026

				498,934,650

Consumer Loans — 0.0%
Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A
2.509%	10/20/39	CAD	262	192,223
OneMain Financial Issuance Trust,
Series 2023-01A, Class A, 144A
5.500%	06/14/38		3,000	3,035,470
Series 2023-02A, Class C, 144A
6.740%	09/15/36		400	407,215
Series 2023-02A, Class D, 144A
7.520%	09/15/36		400	409,178

				4,044,086

Home Equity Loans — 0.0%
CDC Mortgage Capital Trust,
Series 2003-HE01, Class M1, 1 Month SOFR + 1.464% (Cap N/A, Floor 1.350%)
6.820%(c)	08/25/33		213	221,366
Home Equity Asset Trust,
Series 2002-05, Class M1, 1 Month SOFR + 1.814% (Cap N/A, Floor 1.700%)
7.170%(c)	05/25/33		788	771,535
JPMorgan Mortgage Trust,
Series 2023-HE02, Class A1, 144A, 30 Day Average SOFR + 1.700% (Cap N/A, Floor 0.000%)
7.038%(c)	03/25/54		161	161,998
Merrill Lynch Mortgage Investors Trust,
Series 2004-HE02, Class A1A, 1 Month SOFR + 0.914% (Cap N/A, Floor 0.800%)
6.270%(c)	08/25/35		685	657,491
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE03, Class M1, 1 Month SOFR + 1.134% (Cap N/A, Floor 1.020%)
6.490%(c)	10/25/33		73	72,091
Towd Point HE Trust,
Series 2023-01, Class A1A, 144A
6.875%	02/25/63		255	260,811

				2,145,292

Other — 0.0%
Goodleap Sustainable Home Solutions Trust,
Series 2023-03C, Class A, 144A
6.500%	07/20/55		481	494,152

Residential Mortgage-Backed Securities — 0.0%
Bear Stearns Asset-Backed Securities Trust,
Series 2004-SD02, Class A1
6.083%(cc)	03/25/44		392	387,632
LSF11 Boson Investments Sarl Compartment 2 (Spain),
Series 2021-NPLA, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 3.000%, Floor 0.000%)
5.956%(c)	11/25/60	EUR	105	109,009

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Popular ABS Mortgage Pass-Through Trust,
Series 2005-05, Class AF4
3.428%	11/25/35		169	$166,663
Rathlin Residential DAC (Ireland),
Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000% (Cap N/A, Floor 0.000%)
5.818%(c)	09/27/75	EUR	546	593,238

				1,256,542

TOTAL ASSET-BACKED SECURITIES (cost $522,608,593)				514,845,008

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%
Cantor Commercial Real Estate Lending,
Series 2019-CF03, Class A3
2.752%	01/15/53		6,800	5,911,326
Commercial Mortgage Trust,
Series 2014-CR20, Class A3
3.326%	11/10/47		4,899	4,824,691
CSAIL Commercial Mortgage Trust,
Series 2015-C02, Class A3
3.231%	06/15/57		6,495	6,330,721
FHLMC Multifamily Structured Pass-Through Certificates,
Series K052, Class X1, IO
0.626%(cc)	11/25/25		98,199	933,607
Series K055, Class X1, IO
1.336%(cc)	03/25/26		29,353	748,048
Greystone Commercial Capital Trust,
Series 2021-03, Class A, 144A, 1 Month SOFR + 2.344% (Cap N/A, Floor 2.230%)
7.703%(c)	08/01/24		2,500	2,477,850
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2018-AON, Class E, 144A
4.613%(cc)	07/05/31		5,200	1,753,670
Series 2021-NYAH, Class G, 144A, 1 Month SOFR + 2.754% (Cap N/A, Floor 2.640%)
8.116%(c)	06/15/38		2,200	1,547,609
Series 2021-NYAH, Class H, 144A, 1 Month SOFR + 3.504% (Cap N/A, Floor 3.390%)
8.866%(c)	06/15/38		1,190	789,281
Series 2021-NYAH, Class XCP, IO, 144A
0.515%(cc)	06/15/38		188,390	188
Series 2022-ACB, Class D, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)
8.238%(c)	03/15/39		750	716,123
Series 2022-ACB, Class E, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 3.350%)
8.688%(c)	03/15/39		1,950	1,859,263
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A4, 144A
3.551%	07/12/50		8,050	7,561,098
ONE Mortgage Trust,
Series 2021-PARK, Class D, 144A, 1 Month SOFR + 1.614% (Cap N/A, Floor 1.500%)
6.976%(c)	03/15/36		200	181,336
Series 2021-PARK, Class E, 144A, 1 Month SOFR + 1.864% (Cap N/A, Floor 1.750%)
7.226%(c)	03/15/36		100	90,742

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
OPG Trust,
Series 2021-PORT, Class F, 144A, 1 Month SOFR + 2.062% (Cap N/A, Floor 1.948%)
7.424%(c)	10/15/36		3,588	$3,425,881
Taurus DAC (United Kingdom),
Series 2021-UK4A, Class B, 144A, SONIA + 1.500% (Cap N/A, Floor 1.500%)
6.721%(c)	08/17/31	GBP	840	1,037,026
Series 2021-UK4A, Class C, 144A, SONIA + 1.750% (Cap N/A, Floor 1.750%)
6.971%(c)	08/17/31	GBP	1,166	1,422,736
Series 2021-UK4A, Class D, 144A, SONIA + 2.100% (Cap N/A, Floor 2.100%)
7.321%(c)	08/17/31	GBP	978	1,182,589
Wells Fargo Commercial Mortgage Trust,
Series 2015-LC20, Class A4
2.925%	04/15/50		2,000	1,935,752
Series 2021-FCMT, Class B, 144A, 1 Month SOFR + 1.964% (Cap N/A, Floor 1.850%)
7.326%(c)	05/15/31		300	288,450
Series 2021-FCMT, Class C, 144A, 1 Month SOFR + 2.514% (Cap N/A, Floor 2.400%)
7.876%(c)	05/15/31		200	189,821
Series 2021-FCMT, Class D, 144A, 1 Month SOFR + 3.614% (Cap N/A, Floor 3.500%)
8.976%(c)	05/15/31		300	277,020

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $52,908,486)				45,484,828

CORPORATE BONDS — 3.1%
Aerospace & Defense — 0.1%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.950%	08/01/59		655	502,920
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
6.000%	02/15/28(a)		1,350	1,314,630
7.125%	06/15/26		854	849,072
7.500%	02/01/29(a)		1,150	1,163,098
7.875%	04/15/27(a)		3,808	3,813,522

				7,643,242

Agriculture — 0.0%
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29		2,975	2,723,631

Airlines — 0.0%
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27		490	492,254
U.S. Airways 2013-1 Class A Pass-Through Trust, Pass-Through Certificates
3.950%	05/15/27		1,081	1,032,482
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26		2,220	2,165,211

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
4.625%	04/15/29		495	$461,293

				4,151,240

Apparel — 0.0%
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
4.000%	08/15/29(a)		480	378,897

Auto Manufacturers — 0.1%
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43		3,700	3,056,422
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.900%	02/16/28		675	605,846
3.664%	09/08/24		2,325	2,285,179
General Motors Co.,
Sr. Unsec’d. Notes
5.150%	04/01/38		165	156,072
6.250%	10/02/43		390	398,981
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes
3.600%	06/21/30		1,995	1,813,659
Stellantis Finance US, Inc.,
Gtd. Notes, 144A
2.691%	09/15/31(a)		540	452,769

				8,768,928

Auto Parts & Equipment — 0.0%
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.500%	04/01/27		1,650	1,655,911
Dana, Inc.,
Sr. Unsec’d. Notes
4.500%	02/15/32		2,475	2,162,762
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A
8.000%	11/17/28		1,225	1,047,238

				4,865,911

Banks — 0.7%
ABN AMRO Bank NV (Netherlands),
Sr. Non-Preferred Notes, 144A, MTN
6.575%(ff)	10/13/26		1,900	1,928,800
Agricultural Development Bank of China (China),
Sr. Unsec’d. Notes
3.800%	10/27/30	CNH	19,000	2,805,797
Banco Santander SA (Spain),
Sr. Non-Preferred Notes
3.800%	02/23/28		1,200	1,130,972
5.147%	08/18/25(a)		1,200	1,193,893
5.294%	08/18/27		400	400,455
Bangko Sentral ng Pilipinas International Bond (Philippines),
Sr. Unsec’d. Notes, Series A
8.600%	06/15/27		1,000	1,150,690
Bank Gospodarstwa Krajowego (Poland),
Gov’t. Gtd. Notes, 144A, MTN
5.375%	05/22/33		200	202,530

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Gov’t. Gtd. Notes, EMTN
0.375%	10/13/28	EUR	200	$188,293
3.000%	05/30/29	EUR	300	322,181
4.000%	09/08/27	EUR	1,800	2,019,401
Bank of America Corp.,
Sr. Unsec’d. Notes
2.572%(ff)	10/20/32		770	638,775
2.687%(ff)	04/22/32		1,700	1,435,437
Sub. Notes
6.110%	01/29/37		650	694,561
Barclays Bank PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
0.500%	01/28/33	MXN	25,000	603,572
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.645%(ff)	06/24/31		1,070	898,701
5.501%(ff)	08/09/28		1,125	1,129,219
BNP Paribas SA (France),
Sr. Non-Preferred Notes, 144A
2.159%(ff)	09/15/29		3,210	2,788,299
2.871%(ff)	04/19/32		800	675,953
Sr. Preferred Notes, 144A
5.335%(ff)	06/12/29		480	486,185
Cassa Depositi e Prestiti SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.750%	05/05/26		2,000	1,996,842
Citigroup, Inc.,
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)		2,600	2,422,726
Sr. Unsec’d. Notes
2.520%(ff)	11/03/32		230	189,811
2.561%(ff)	05/01/32		4,890	4,081,753
2.572%(ff)	06/03/31		2,705	2,310,772
Sub. Notes
4.125%	07/25/28		485	465,925
6.174%(ff)	05/25/34		330	342,264
Credit Agricole SA (France),
Sr. Non-Preferred Notes, 144A, MTN
1.907%(ff)	06/16/26		2,110	2,002,691
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes, EMTN
3.550%	05/27/31	CNH	5,000	682,092
Deutsche Bank AG (Germany),
Sr. Non-Preferred Notes
1.447%(ff)	04/01/25(a)		5,045	4,984,244
2.552%(ff)	01/07/28		1,170	1,070,952
Sub. Notes
3.742%(ff)	01/07/33		4,890	3,999,534
Sub. Notes, EMTN
3.662%(ff)	04/10/25	CNH	2,000	277,872
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26		695	657,514
Emirates NBD Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes
6.100%	02/21/33	AUD	1,500	1,069,389

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, EMTN
4.050%	09/24/25	CNH	3,100	$435,809
Sr. Unsec’d. Notes, MTN
4.750%	02/09/28	AUD	800	539,360
First Abu Dhabi Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
0.125%	02/16/26	EUR	2,500	2,543,114
0.875%	12/09/25	GBP	1,000	1,165,961
1.625%	04/07/27	EUR	290	300,216
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A
12.000%	10/01/28		350	381,643
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U
3.650%(ff)	08/10/26(oo)		1,950	1,750,472
Jr. Sub. Notes, Series V
4.125%(ff)	11/10/26(oo)		1,075	956,647
Sr. Unsec’d. Notes
1.542%(ff)	09/10/27		4,660	4,226,813
2.600%	02/07/30		770	676,382
2.615%(ff)	04/22/32		2,550	2,140,433
3.500%	04/01/25		295	288,643
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.206%(ff)	08/17/29		1,225	1,068,759
2.804%(ff)	05/24/32		1,155	963,037
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
6.208%(ff)	08/21/29		400	412,373
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
1.726%(ff)	04/01/27		1,175	1,086,514
Intesa Sanpaolo SpA (Italy),
Sr. Non-Preferred Notes, 144A
7.778%(ff)	06/20/54		525	538,539
Sub. Notes, 144A
4.198%(ff)	06/01/32		1,205	985,480
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)		2,090	2,013,248
Sr. Unsec’d. Notes
1.953%(ff)	02/04/32		495	402,871
2.580%(ff)	04/22/32		120	101,560
3.509%(ff)	01/23/29(a)		185	175,138
Lloyds Bank PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
0.000%	04/02/32		200	128,870
MFB Magyar Fejlesztesi Bank Zrt (Hungary),
Gov’t. Gtd. Notes
1.375%	06/24/25	EUR	1,200	1,262,530
Morgan Stanley,
Sr. Unsec’d. Notes
0.406%(ff)	10/29/27	EUR	1,100	1,114,404
1.593%(ff)	05/04/27(a)		1,455	1,340,265
Sr. Unsec’d. Notes, EMTN
0.000%	04/02/32		1,000	594,000

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31		2,475	$2,168,025
Sr. Unsec’d. Notes, MTN
2.511%(ff)	10/20/32		220	182,463
5.250%(ff)	04/21/34		155	154,840
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
6.875%(ff)	10/20/34		650	721,836
QNB Finance Ltd. (Qatar),
Gtd. Notes, EMTN
3.150%	02/04/26	CNH	1,000	138,277
4.000%	03/14/27	CNH	2,000	281,518
Gtd. Notes, MTN
4.900%	02/01/28	AUD	100	67,540
Societe Generale SA (France),
Gtd. Notes, 144A
2.797%(ff)	01/19/28		2,465	2,286,627
Sr. Non-Preferred Notes, 144A
2.889%(ff)	06/09/32		345	284,506
3.337%(ff)	01/21/33		590	492,871
Sr. Non-Preferred Notes, 144A, MTN
3.875%	03/28/24		1,415	1,407,757
Sr. Non-Preferred Notes, EMTN
3.550%	06/16/29	CNH	5,000	657,337
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
5.867%(ff)	06/08/34		210	214,286
7.161%(ff)	10/30/29		640	690,624
U.S. Bancorp,
Jr. Sub. Notes
3.700%(ff)	01/15/27(oo)		2,600	2,051,747
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.494%(ff)	08/10/27(a)		1,900	1,718,179
2.193%(ff)	06/05/26		1,275	1,211,250
UniCredit SpA (Italy),
Sr. Preferred Notes, 144A
1.982%(ff)	06/03/27		1,220	1,116,309
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31		2,280	1,971,384

				92,658,552

Beverages — 0.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.900%	02/01/46		1,095	1,071,801
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
5.450%	01/23/39		725	764,936

				1,836,737

Biotechnology — 0.0%
Amgen, Inc.,
Sr. Unsec’d. Notes
5.250%	03/02/30		955	982,060

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Building Materials — 0.0%
Carrier Global Corp.,
Sr. Unsec’d. Notes, 144A
4.375%	05/29/25	EUR	1,000	$1,113,057
4.500%	11/29/32	EUR	700	825,444
JELD-WEN, Inc.,
Gtd. Notes, 144A
4.625%	12/15/25		238	230,968
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	07/15/30		1,025	940,460
4.750%	01/15/28		1,725	1,661,268

				4,771,197

Chemicals — 0.0%
FMC Corp.,
Sr. Unsec’d. Notes
5.150%	05/18/26		710	709,257
Rain Carbon, Inc.,
Sr. Sec’d. Notes, 144A
12.250%	09/01/29(a)		475	464,601

				1,173,858

Commercial Services — 0.1%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.000%	06/01/29(a)		1,575	1,290,233
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A
4.625%	06/01/28		940	850,700
4.625%	06/01/28		585	527,962
APi Group DE, Inc.,
Gtd. Notes, 144A
4.125%	07/15/29		1,950	1,783,426
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes
2.375%	09/25/26	EUR	700	740,803
4.250%	09/25/30	GBP	1,400	1,655,990
Equifax, Inc.,
Sr. Unsec’d. Notes
2.350%	09/15/31		850	706,435
ERAC USA Finance LLC,
Gtd. Notes, 144A
7.000%	10/15/37		375	437,393
Freeport Terminal Malta PLC (Malta),
Gov’t. Gtd. Notes, 144A
7.250%	05/15/28		1,800	1,956,105
GTCR W-2 Merger Sub LLC,
Sr. Sec’d. Notes, 144A
7.500%	01/15/31		300	318,283
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32(a)		325	288,654
4.875%	01/15/28(a)		2,350	2,295,296
5.250%	01/15/30(a)		2,779	2,742,351

				15,593,631

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Computers — 0.0%
NCR Atleos Corp.,
Sr. Sec’d. Notes, 144A
9.500%	04/01/29		761	$810,896
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A
5.750%	06/01/25		1,850	1,853,114

				2,664,010

Distribution/Wholesale — 0.0%
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28		2,700	2,452,106

Diversified Financial Services — 0.1%
BOC Aviation USA Corp. (China),
Gtd. Notes, 144A, MTN
1.625%	04/29/24		1,005	992,622
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25		575	561,769
Greystone Commercial Capital Trust,
Sr. Unsec’d. Notes, Series A, 144A, 1 Month LIBOR + 2.270%
7.743%(c)	05/31/25^		2,800	2,646,000
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes
2.625%	10/15/31		1,900	1,575,528
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
5.125%	12/15/30		100	91,125
5.500%	08/15/28		245	236,074
6.000%	01/15/27(a)		915	908,411
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.608%	07/14/31		475	391,724
2.999%	01/22/32		905	765,107
Nomura International Funding Pte Ltd. (Japan),
Gtd. Notes, EMTN
3.130%	01/07/31	CNH	5,000	643,569
OneMain Finance Corp.,
Gtd. Notes
3.875%	09/15/28		2,075	1,837,531
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
7.875%	12/15/29		860	886,942
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, GMTN
1.841%	09/21/28	EUR	2,000	1,929,528

				13,465,930

Electric — 0.3%
Bulgarian Energy Holding EAD (Bulgaria),
Sr. Unsec’d. Notes
2.450%	07/22/28	EUR	2,400	2,305,047
Caledonia Generating LLC,
Sr. Sec’d. Notes, 144A
1.950%	02/28/34		244	206,691

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31		2,000	$1,761,411
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29		470	436,520
5.000%	02/01/31		3,085	2,829,437
5.125%	03/15/28(a)		2,175	2,084,268
CMS Energy Corp.,
Jr. Sub. Notes
4.750%(ff)	06/01/50		400	362,314
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes
5.000%	09/29/36		2,118	1,763,235
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, MTN
6.350%	08/10/28		7,600	7,379,125
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes
7.875%	12/15/26		2,500	2,598,075
Korea Electric Power Corp. (South Korea),
Sr. Unsec’d. Notes
5.125%	04/23/34		1,000	1,017,730
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28		1,750	1,743,420
6.625%	01/15/27		626	629,601
Gtd. Notes, 144A
3.875%	02/15/32(a)		950	813,514
5.250%	06/15/29(a)		1,550	1,506,459
Jr. Sub. Notes, 144A
10.250%(ff)	03/15/28(oo)		675	702,649
Sr. Sec’d. Notes, 144A
2.000%	12/02/25		160	149,686
2.450%	12/02/27		700	629,934
NTPC Ltd. (India),
Sr. Unsec’d. Notes, EMTN
2.750%	02/01/27	EUR	2,500	2,619,756
Ontario Electricity Financial Corp. (Canada),
Local Gov’t. Gtd. Notes, Series 40
2.427%(s)	04/11/31	CAD	500	285,163
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (Indonesia),
Sr. Unsec’d. Notes
1.875%	11/05/31	EUR	1,000	895,038
2.875%	10/25/25	EUR	2,000	2,159,238
Puget Energy, Inc.,
Sr. Sec’d. Notes
4.100%	06/15/30		1,515	1,390,494
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26(oo)		1,550	1,536,033
8.000%(ff)	10/15/26(oo)		4,800	4,783,524
Vistra Operations Co. LLC,
Gtd. Notes, 144A
4.375%	05/01/29		1,100	1,020,147
5.000%	07/31/27		2,500	2,434,321
5.625%	02/15/27		1,075	1,062,940

				47,105,770

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electrical Components & Equipment — 0.0%
WESCO Distribution, Inc.,
Gtd. Notes, 144A
7.250%	06/15/28(a)		925	$950,523

Electronics — 0.0%
Honeywell International, Inc.,
Sr. Unsec’d. Notes
3.750%	05/17/32	EUR	1,300	1,483,264

Engineering & Construction — 0.1%
Cellnex Telecom SA (Spain),
Sr. Unsec’d. Notes, EMTN
1.750%	10/23/30(a)	EUR	2,500	2,410,972
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes
3.875%	04/30/28		1,150	1,077,147
5.500%	07/31/47		901	774,121
Sr. Sec’d. Notes, 144A
3.875%	04/30/28		810	758,686
TopBuild Corp.,
Gtd. Notes, 144A
4.125%	02/15/32(a)		650	581,009

				5,601,935

Entertainment — 0.1%
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	02/15/30		650	668,256
Sr. Unsec’d. Notes, 144A
4.625%	10/15/29(a)		2,400	2,169,684
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	05/01/26		925	909,886
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
4.125%	04/15/26(a)		1,675	1,622,656
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	02/15/29		1,525	1,443,148
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A
5.875%	09/01/31(a)		1,150	889,259
Warnermedia Holdings, Inc.,
Gtd. Notes
5.050%	03/15/42(a)		600	529,008
5.141%	03/15/52		990	851,835

				9,083,732

Environmental Control — 0.0%
GFL Environmental, Inc. (Canada),
Sr. Sec’d. Notes, 144A
6.750%	01/15/31		400	412,160

Foods — 0.1%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
5.875%	02/15/28		2,100	2,098,393

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Foods (cont’d.)
B&G Foods, Inc.,
Gtd. Notes
5.250%	09/15/27(a)		2,275	$2,070,608
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
3.250%	02/16/26	GBP	3,800	4,481,509
4.500%	02/16/26	GBP	2,500	3,011,361
Bellis Finco PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.000%	02/16/27	GBP	1,900	2,096,425
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30(a)		525	484,328
4.375%	01/31/32		500	456,363
Pilgrim’s Pride Corp.,
Gtd. Notes
4.250%	04/15/31		775	700,153
Post Holdings, Inc.,
Gtd. Notes, 144A
5.500%	12/15/29		225	217,297
Sr. Unsec’d. Notes, 144A
4.500%	09/15/31(a)		1,147	1,030,890

				16,647,327

Gas — 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.750%	05/20/27		686	667,229
5.875%	08/20/26		1,275	1,259,588

				1,926,817

Healthcare-Products — 0.0%
American Medical Systems Europe BV,
Gtd. Notes
1.625%	03/08/31	EUR	1,000	996,182
Medline Borrower LP,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		1,850	1,673,332
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29(a)		425	401,358
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN
1.875%	10/01/49	EUR	1,430	1,124,698

				4,195,570

Healthcare-Services — 0.1%
DaVita, Inc.,
Gtd. Notes, 144A
4.625%	06/01/30		1,275	1,114,590
HCA, Inc.,
Gtd. Notes
4.125%	06/15/29		1,973	1,887,964
4.500%	02/15/27		235	232,569
5.125%	06/15/39		215	205,040
5.250%	06/15/49		170	158,201

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
4.250%	06/01/29	1,325	$1,233,622
4.375%	01/15/30	1,225	1,137,146
4.625%	06/15/28	265	252,578
Sr. Sec’d. Notes, 144A
6.750%	05/15/31(a)	1,650	1,688,929

			7,910,639

Home Builders — 0.1%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
4.625%	08/01/29(a)	1,075	964,855
Beazer Homes USA, Inc.,
Gtd. Notes
5.875%	10/15/27	125	122,032
7.250%	10/15/29(a)	1,600	1,619,077
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A
4.875%	02/15/30	2,000	1,760,000
6.250%	09/15/27	415	401,512
Sr. Unsec’d. Notes, 144A
5.000%	06/15/29	1,200	1,059,000
Century Communities, Inc.,
Gtd. Notes
6.750%	06/01/27	2,850	2,881,877
KB Home,
Gtd. Notes
4.000%	06/15/31	1,050	946,537
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30(a)	5,725	5,259,844
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.750%	01/15/28	2,350	2,371,124
5.875%	06/15/27	745	749,176

			18,135,034

Home Furnishings — 0.0%
Tempur Sealy International, Inc.,
Gtd. Notes, 144A
4.000%	04/15/29	800	725,372

Household Products/Wares — 0.0%
Central Garden & Pet Co.,
Gtd. Notes, 144A
4.125%	04/30/31	350	309,929

Housewares — 0.0%
Scotts Miracle-Gro Co. (The),
Gtd. Notes
4.000%	04/01/31	1,725	1,484,797

Insurance — 0.1%
Arch Capital Group US, Inc.,
Gtd. Notes
5.144%	11/01/43	390	370,485

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes
4.868%	06/01/44		595	$545,798
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes
5.625%	08/16/32(a)		2,400	2,395,383
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24	EUR	2,200	2,413,171
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		290	274,999
Unum Group,
Sr. Unsec’d. Notes
4.125%	06/15/51		1,030	770,323

				6,770,159

Investment Companies — 0.0%
Gaci First Investment Co. (Saudi Arabia),
Gtd. Notes
4.750%	02/14/30		2,000	1,996,875
MDGH GMTN RSC Ltd. (United Arab Emirates),
Gtd. Notes, EMTN
6.875%	03/14/26	GBP	200	261,716
Gtd. Notes, GMTN
0.375%	03/10/27	EUR	2,000	1,995,920

				4,254,511

Leisure Time — 0.0%
NCL Corp. Ltd.,
Gtd. Notes, 144A
5.875%	03/15/26		475	460,750
NCL Finance Ltd.,
Gtd. Notes, 144A
6.125%	03/15/28(a)		1,000	946,250
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A
7.250%	01/15/30(a)		225	234,000
Sr. Unsec’d. Notes, 144A
5.500%	08/31/26		950	935,750
Viking Cruises Ltd.,
Gtd. Notes, 144A
5.875%	09/15/27		1,475	1,434,438

				4,011,188

Lodging — 0.0%
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
3.625%	02/15/32		450	391,832
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series FF
4.625%	06/15/30		220	216,311
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26		768	749,161
5.500%	04/15/27(a)		1,750	1,736,071

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging (cont’d.)
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.500%	01/15/26	1,225	$1,191,312

			4,284,687

Machinery-Diversified — 0.0%
Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	01/01/30	400	418,669
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A
11.500%	09/01/28	850	882,686

			1,301,355

Media — 0.1%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32(a)	4,200	3,600,825
Sr. Unsec’d. Notes, 144A
4.750%	03/01/30(a)	880	804,974
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
5.375%	05/01/47	1,485	1,266,738
6.384%	10/23/35	830	842,711
CSC Holdings LLC,
Gtd. Notes, 144A
3.375%	02/15/31	1,610	1,183,202
5.500%	04/15/27(a)	2,200	2,008,674
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Sec’d. Notes, 144A (original cost $853,125; purchased 08/30/22)(f)
5.375%	08/15/26(d)	4,375	220,118
Discovery Communications LLC,
Gtd. Notes
4.000%	09/15/55	325	231,169
5.300%	05/15/49	559	483,061
DISH DBS Corp.,
Gtd. Notes
5.125%	06/01/29	3,000	1,546,440
7.750%	07/01/26	400	279,249
DISH Network Corp.,
Sr. Sec’d. Notes, 144A
11.750%	11/15/27	2,275	2,373,197
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
8.000%	08/15/28	1,330	1,374,770
Videotron Ltd. (Canada),
Gtd. Notes, 144A
5.375%	06/15/24	395	391,761

			16,606,889

Mining — 0.0%
Barrick PD Australia Finance Pty Ltd. (Canada),
Gtd. Notes
5.950%	10/15/39	1,140	1,222,141

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Mining (cont’d.)
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN
5.315%	04/14/32		270	$264,094
Sr. Unsec’d. Notes, EMTN
5.315%	04/14/32		400	391,250
Hecla Mining Co.,
Gtd. Notes
7.250%	02/15/28		200	202,467
Novelis Corp.,
Gtd. Notes, 144A
3.250%	11/15/26		925	870,498

				2,950,450

Multi-National — 0.0%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
4.500%	03/07/28	EUR	1,000	1,149,075
European Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
4.250%	02/07/28	IDR	20,000,000	1,216,614
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, 144A, MTN
3.813%(s)	05/28/37	CAD	2,100	920,232

				3,285,921

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26		1,085	1,015,933

Oil & Gas — 0.3%
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26		800	804,629
9.000%	11/01/27		161	202,698
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
4.375%(ff)	06/22/25(oo)		1,735	1,705,047
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.450%	06/30/33		735	786,150
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
2.650%	01/15/32		140	115,746
3.750%	02/15/52		105	76,728
Chesapeake Energy Corp.,
Gtd. Notes, 144A
5.875%	02/01/29		2,200	2,158,012
Civitas Resources, Inc.,
Gtd. Notes, 144A
8.375%	07/01/28		450	470,640
8.625%	11/01/30		225	239,349
CNX Resources Corp.,
Gtd. Notes, 144A
7.250%	03/14/27		785	790,620
Crescent Energy Finance LLC,
Gtd. Notes, 144A
7.250%	05/01/26		1,150	1,164,277

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Diamondback Energy, Inc.,
Gtd. Notes
3.250%	12/01/26		2,230	$2,163,560
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28		2,450	2,456,889
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes
4.250%	04/06/24	GBP	1,100	1,107,671
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	02/01/29		425	412,853
6.000%	02/01/31		425	409,212
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
6.500%	03/01/41		1,350	1,453,758
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
7.125%	02/01/27		575	585,063
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.950%	07/01/24		1,206	1,212,622
7.500%	05/01/31		2,450	2,748,393
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.375%	10/01/29	GBP	1,800	2,135,691
6.625%	01/16/34	GBP	2,000	2,424,231
Gtd. Notes, EMTN
6.250%	12/14/26	GBP	200	255,121
Petroleos Mexicanos (Mexico),
Gtd. Notes, EMTN
2.750%	04/21/27	EUR	1,000	927,682
4.875%	02/21/28	EUR	5,800	5,571,556
Phillips 66 Co.,
Gtd. Notes
3.605%	02/15/25		265	260,420
Southwestern Energy Co.,
Gtd. Notes
5.375%	02/01/29		1,775	1,728,297

				34,366,915

Packaging & Containers — 0.0%
Ball Corp.,
Gtd. Notes
6.000%	06/15/29(a)		1,525	1,556,456
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	10/15/28(a)		1,725	1,622,981
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC,
Sr. Sec’d. Notes, 144A
4.000%	10/15/27(a)		475	446,494

				3,625,931

Pharmaceuticals — 0.1%
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27		500	275,966

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28	250	$114,585
5.000%	02/15/29	75	32,250
5.250%	01/30/30	625	278,906
5.250%	02/15/31	825	354,750
6.250%	02/15/29	2,965	1,289,775
7.000%	01/15/28	415	180,363
Cigna Group (The),
Gtd. Notes
3.400%	03/01/27	10	9,638
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28(a)	625	575,255
Sr. Unsec’d. Notes, 144A
5.125%	04/30/31(a)	675	575,396
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46	955	796,418
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40	820	611,263
4.000%	06/22/50	570	401,155

			5,495,720

Pipelines — 0.2%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.750%	01/15/28	2,500	2,473,662
Columbia Pipelines Operating Co. LLC,
Sr. Unsec’d. Notes, 144A
6.036%	11/15/33	545	571,344
Energy Transfer LP,
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	4,770	4,428,229
Sr. Unsec’d. Notes
4.950%	06/15/28	800	798,122
5.000%	05/15/50	225	201,132
5.875%	01/15/24(a)	275	274,933
6.050%	12/01/26	1,750	1,799,160
6.250%	04/15/49	145	150,399
6.550%	12/01/33	330	358,424
Enterprise Products Operating LLC,
Gtd. Notes
6.125%	10/15/39	210	229,698
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
2.550%	07/01/30	730	625,161
Kinder Morgan, Inc.,
Gtd. Notes
5.550%	06/01/45(a)	145	140,008
MPLX LP,
Sr. Unsec’d. Notes
5.200%	03/01/47	60	55,794
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37	745	821,666

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
ONEOK, Inc.,
Gtd. Notes
5.550%	11/01/26		560	$569,801
5.650%	11/01/28		400	413,413
6.050%	09/01/33		1,500	1,587,631
6.350%	01/15/31		630	672,666
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
6.000%	12/31/30(a)		3,050	2,860,854
7.500%	10/01/25		725	733,040
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29		285	256,657
4.125%	08/15/31		210	185,546
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.300%	03/01/48		395	345,589
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	09/15/25(a)		405	397,593
5.400%	03/04/44		1,095	1,067,308

				22,017,830

Real Estate — 0.1%
Blackstone Property Partners Europe Holdings Sarl (Luxembourg),
Sr. Unsec’d. Notes, EMTN
1.000%	05/04/28	EUR	1,700	1,572,124
1.625%	04/20/30	EUR	500	440,907
Howard Hughes Corp. (The),
Gtd. Notes, 144A
4.125%	02/01/29		3,500	3,153,226
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A
5.250%	04/15/29		1,125	1,014,004
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A
2.500%	10/15/31		255	205,680

				6,385,941

Real Estate Investment Trusts (REITs) — 0.1%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
2.500%	08/16/31		270	226,782
4.050%	07/01/30		575	539,645
Diversified Healthcare Trust,
Gtd. Notes
4.375%	03/01/31		1,245	937,968
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	04/15/26		85	84,615
Healthpeak OP LLC,
Gtd. Notes
2.875%	01/15/31(a)		555	480,930
Kimco Realty OP LLC,
Gtd. Notes
2.250%	12/01/31		590	481,619

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
2.500%	03/24/26	GBP	2,750	$2,804,230
3.325%	03/24/25(a)	EUR	2,175	2,166,024
Realty Income Corp.,
Sr. Unsec’d. Notes
4.875%	07/06/30	EUR	1,200	1,402,264
Simon Property Group LP,
Sr. Unsec’d. Notes
2.250%	01/15/32		1,500	1,246,582
VICI Properties LP,
Sr. Unsec’d. Notes
4.950%	02/15/30		1,410	1,368,347
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
4.500%	09/01/26		1,925	1,866,888
Welltower OP LLC,
Gtd. Notes
2.050%	01/15/29		1,400	1,232,155

				14,838,049

Retail — 0.1%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.875%	01/15/28		1,025	971,341
AutoNation, Inc.,
Sr. Unsec’d. Notes
4.750%	06/01/30		845	815,498
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
11.000%	11/30/28	EUR	400	469,968
12.000%	11/30/28		300	319,509
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Sr. Sec’d. Notes, 144A
4.625%	01/15/29		2,525	2,294,940
Gap, Inc. (The),
Gtd. Notes, 144A
3.625%	10/01/29		1,350	1,153,361
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25		2,735	2,733,770

				8,758,387

Semiconductors — 0.0%
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A
3.187%	11/15/36		3,400	2,759,262

Telecommunications — 0.1%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
8.125%	02/01/27(a)		3,000	2,760,000
AT&T, Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/41		580	460,965
3.500%	09/15/53		965	702,117
3.950%	04/30/31	EUR	1,750	2,000,179

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
HKT Capital No. 3 Ltd. (Hong Kong),
Gtd. Notes
1.650%	04/10/27	EUR	2,000	$1,998,392
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A
6.500%	10/15/26		500	497,980
7.000%	10/15/28		475	472,625
Level 3 Financing, Inc.,
Gtd. Notes, 144A (original cost $14,750; purchased 11/03/23)(f)
4.250%	07/01/28		25	14,500
Gtd. Notes, 144A (original cost $32,938; purchased 11/03/23)(f)
4.625%	09/15/27		50	30,000
Sr. Sec’d. Notes, 144A (original cost $1,820,502; purchased 11/14/19 - 05/29/20)(f)
3.400%	03/01/27		1,795	1,723,200
Sr. Sec’d. Notes, 144A (original cost $236,875; purchased 11/03/23)(f)
10.500%	05/15/30		250	243,973
Singapore Telecommunications Ltd. (Singapore),
Sr. Unsec’d. Notes, 144A
7.375%	12/01/31		200	235,270
T-Mobile USA, Inc.,
Gtd. Notes
2.550%	02/15/31		2,170	1,868,047
2.625%	02/15/29		2,800	2,522,124
3.000%	02/15/41		100	74,961
Verizon Communications, Inc.,
Sr. Unsec’d. Notes, Series MPLE
4.050%	03/22/51	CAD	465	301,910

				15,906,243

Toys/Games/Hobbies — 0.0%
Mattel, Inc.,
Gtd. Notes, 144A
3.375%	04/01/26		1,000	952,246

Transportation — 0.0%
GN Bondco LLC,
Sr. Sec’d. Notes, 144A
9.500%	10/15/31		1,550	1,511,424
La Poste SA (France),
Sr. Unsec’d. Notes, EMTN
0.000%	07/18/29	EUR	1,000	932,617
1.000%	09/17/34	EUR	100	88,250
Regie Autonome des Transports Parisiens EPIC (France),
Sr. Unsec’d. Notes, EMTN
0.400%	12/19/36	EUR	503	460,659
SNCF Reseau (France),
Sr. Unsec’d. Notes, Series MPLE
4.700%	06/01/35	CAD	2,000	1,575,654
XPO, Inc.,
Gtd. Notes, 144A
7.125%	06/01/31		200	207,658
7.125%	02/01/32		455	469,272

				5,245,534

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Trucking & Leasing — 0.0%
DAE Funding LLC (United Arab Emirates),
Gtd. Notes, EMTN
1.625%	02/15/24		1,000	$992,570
Gtd. Notes, MTN
1.550%	08/01/24		1,200	1,166,250

				2,158,820

TOTAL CORPORATE BONDS (cost $484,590,270)				447,094,770

FLOATING RATE AND OTHER LOANS — 0.1%
Media — 0.0%
Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 8.000%
12.925%(c)	05/25/26		112	83,943
Second Lien Term Loan
8.175%(c)	08/24/26		3,743	159,073

				243,016

Retail — 0.1%
EG Finco Ltd. (United Kingdom),
Additional Second Lien Loan Facility, 3 Month EURIBOR + 7.000%
10.925%(c)	04/30/27	EUR	5,200	5,127,020
Term Loan B Tranche C, 3 Month EURIBOR + 5.500%
9.480%(c)	02/07/28	EUR	2,557	2,741,841

				7,868,861

Telecommunications — 0.0%
CenturyLink, Inc.,
Term B Loan, 1 Month SOFR + 2.364%
7.720%(c)	03/15/27		30	20,250
Level 3 Financing, Inc.,
Tranche B 2027 Term Loan, 1 Month SOFR + 1.864%
7.220%(c)	03/01/27^		90	85,500

				105,750

TOTAL FLOATING RATE AND OTHER LOANS (cost $10,287,155)				8,217,627

MUNICIPAL BOND — 0.0%
Puerto Rico
Commonwealth of Puerto Rico,
General Obligation, Sub-Series C
—%(p)	11/01/43		1,154	623,193

(cost $666,136)
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.1%
Bellemeade Re Ltd.,
Series 2021-03A, Class M1B, 144A, 30 Day Average SOFR + 1.400% (Cap N/A, Floor 1.400%)
6.737%(c)	09/25/31		150	149,645
Connecticut Avenue Securities Trust,
Series 2021-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)
8.437%(c)	10/25/41		400	403,228
Series 2021-R01, Class 1M2, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 0.000%)
6.887%(c)	10/25/41		150	149,904

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2022-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)
8.487%(c)	12/25/41	500	$503,569
Series 2022-R03, Class 1B1, 144A, 30 Day Average SOFR + 6.250% (Cap N/A, Floor 0.000%)
11.587%(c)	03/25/42	220	241,188
Series 2022-R04, Class 1B1, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)
10.587%(c)	03/25/42	180	191,780
Series 2023-R06, Class 1M2, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 0.000%)
8.037%(c)	07/25/43	100	101,900
Series 2023-R08, Class 1M2, 144A, 30 Day Average SOFR + 2.500% (Cap N/A, Floor 0.000%)
7.837%(c)	10/25/43	390	398,990
Eagle Re Ltd.,
Series 2023-01, Class M1A, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 2.000%)
7.337%(c)	09/26/33	400	400,823
Fannie Mae Connecticut Avenue Securities,
Series 2021-R02, Class 2B1, 144A, 30 Day Average SOFR + 3.300% (Cap N/A, Floor 0.000%)
8.637%(c)	11/25/41	90	90,826
Series 2021-R02, Class 2M2, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)
7.337%(c)	11/25/41	90	89,240
Fannie Mae REMIC,
Series 2023-54, Class PO
1.854%(s)	11/25/53	1,471	1,211,185
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
9.337%(c)	11/25/50	2,075	2,249,448
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
8.137%(c)	10/25/50	305	309,403
Series 2021-DNA01, Class B1, 144A, 30 Day Average SOFR + 2.650% (Cap N/A, Floor 0.000%)
7.987%(c)	01/25/51	90	91,153
Series 2021-DNA03, Class B1, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)
8.837%(c)	10/25/33	100	104,129
Series 2021-DNA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
7.437%(c)	10/25/33	150	150,473
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)
8.387%(c)	01/25/34	370	373,368
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)
6.987%(c)	01/25/34	194	194,257
Series 2021-DNA07, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)
7.137%(c)	11/25/41	250	246,863

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-HQA01, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)
8.337%(c)	08/25/33		250	$253,132
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)
8.487%(c)	12/25/33		300	300,750
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
7.437%(c)	09/25/41		830	818,830
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)
7.687%(c)	12/25/41		700	689,865
Series 2022-DNA02, Class M1B, 144A, 30 Day Average SOFR + 2.400% (Cap N/A, Floor 0.000%)
7.737%(c)	02/25/42		300	303,555
Series 2022-DNA03, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 0.000%)
8.237%(c)	04/25/42		580	595,533
Series 2022-DNA04, Class M1B, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)
8.687%(c)	05/25/42		200	207,968
Freddie Mac REMIC,
Series 5323, Class AO
1.970%(s)	07/25/53		5,075	3,945,814
GCAT Asset-Backed Notes,
Series 2021-01, Class A1, 144A
2.487%	11/25/49		1,531	1,439,421
Home Re Ltd.,
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
8.137%(c)	01/25/34		640	647,410
Impac Secured Assets Trust,
Series 2006-01, Class 2A2, 1 Month SOFR + 0.934% (Cap 11.500%, Floor 0.820%)
6.290%(c)	05/25/36		58	52,166
MFA Trust,
Series 2021-RPL01, Class A1, 144A
1.131%(cc)	07/25/60		1,446	1,276,670
Oaktown Re VII Ltd.,
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 1.600%)
6.937%(c)	04/25/34		1,997	1,992,056
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)
8.237%(c)	04/25/34		800	810,011

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $20,283,993)				20,984,553

SOVEREIGN BONDS — 1.4%
Andorra International Bond (Andorra),
Sr. Unsec’d. Notes, EMTN
1.250%	02/23/27	EUR	500	515,585
1.250%	05/06/31	EUR	1,000	942,773
1.700%	10/13/41	EUR	1,000	748,087

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS(continued)
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes
4.220%	04/26/35	EUR	500	$562,860
4.690%	10/28/34	EUR	339	396,847
Sr. Unsec’d. Notes, EMTN
6.350%	11/30/41	EUR	300	408,146
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		9,669	9,504,635
Bulgaria Government International Bond (Bulgaria),
Sr. Unsec’d. Notes
4.125%	09/23/29	EUR	3,000	3,402,098
4.625%	09/23/34	EUR	1,100	1,289,404
Sr. Unsec’d. Notes, 144A
4.500%	01/27/33	EUR	430	498,063
Caisse Francaise de Financement Local (France),
Covered Bonds, EMTN
4.680%	03/09/29	CAD	2,400	1,841,066
City of Quebec (Canada),
Unsec’d. Notes
2.100%	07/06/31	CAD	1,000	668,179
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
9.850%	06/28/27	COP	1,000,000	246,996
Sr. Unsec’d. Notes, EMTN
3.875%	03/22/26	EUR	8,700	9,482,966
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes
1.125%	03/04/33	EUR	300	277,765
1.500%	06/17/31(a)	EUR	6,100	6,020,214
Cyprus Government International Bond (Cyprus),
Sr. Unsec’d. Notes, EMTN
1.250%	01/21/40	EUR	5,500	4,384,150
Estonia Government International Bond (Estonia),
Sr. Unsec’d. Notes
4.000%	10/12/32	EUR	705	836,866
Hellenic Republic Government Bond (Greece), Bonds, 144A
0.750%	06/18/31	EUR	6,000	5,656,215
Sr. Unsec’d. Notes, 144A
1.875%	02/04/35	EUR	13,736	13,092,896
1.875%	01/24/52	EUR	195	153,258
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34	EUR	1,135	1,390,726
Hong Kong Government International Bond (Hong Kong),
Sr. Unsec’d. Notes, GMTN
1.000%	11/24/41	EUR	100	73,601
3.300%	06/07/33	CNH	3,000	432,382
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
1.625%	04/28/32	EUR	5,000	4,479,498
Iceland Government International Bond (Iceland),
Sr. Unsec’d. Notes
0.000%	04/15/28	EUR	3,908	3,772,952
0.625%	06/03/26	EUR	675	698,442

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS(continued)
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
0.900%	02/14/27	EUR	2,500	$2,532,323
1.100%	03/12/33	EUR	2,000	1,739,251
1.300%	03/23/34	EUR	2,000	1,725,673
Sr. Unsec’d. Notes, EMTN
3.750%	06/14/28	EUR	5,000	5,543,982
Isle of Man Government International Bond (United Kingdom),
Unsec’d. Notes
5.375%	08/14/34	GBP	400	544,225
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes, EMTN
0.625%	01/18/32	EUR	1,800	1,528,107
6.875%	10/21/34	GBP	500	739,692
Italy Buoni Poliennali Del Tesoro (Italy),
Sr. Unsec’d. Notes, Series 10Y
2.500%	12/01/32	EUR	5,600	5,708,081
Sr. Unsec’d. Notes, Series 21YR, 144A
1.800%	03/01/41	EUR	1,000	795,539
Sr. Unsec’d. Notes, Series 31Y, 144A
1.700%	09/01/51	EUR	360	243,812
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
3.125%	02/15/28	EUR	760	851,648
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, EMTN
1.500%	09/30/34	EUR	1,293	1,136,573
2.375%	11/09/28	EUR	2,300	2,435,935
Latvia Government International Bond (Latvia),
Sr. Unsec’d. Notes
0.375%	10/07/26	EUR	1,239	1,271,953
Sr. Unsec’d. Notes, GMTN
0.000%	01/24/29	EUR	400	380,434
3.500%	01/17/28	EUR	3,000	3,383,485
Unsec’d. Notes, GMTN
0.000%	03/17/31	EUR	1,077	949,760
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes, EMTN
2.125%	06/01/32	EUR	1,200	1,213,356
2.125%	10/22/35	EUR	300	290,900
4.125%	04/25/28	EUR	195	221,931
Metropolitano de Lisboa EPE (Portugal),
Gov’t. Gtd. Notes
4.061%	12/04/26	EUR	1,000	1,150,250
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
1.125%	01/17/30	EUR	4,000	3,789,154
Sr. Unsec’d. Notes, Series 26
0.850%	04/18/25	JPY	500,000	3,545,638
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
8.125%	04/28/34		600	628,320
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
1.250%	03/11/33	EUR	3,500	3,024,834
2.750%	01/30/26	EUR	2,500	2,700,593

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS(continued)
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
0.250%	04/28/25	EUR	300	$315,109
0.700%	02/03/29	EUR	2,000	1,921,822
1.200%	04/28/33	EUR	3,347	2,953,627
1.750%	04/28/41	EUR	545	419,089
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 144A
1.150%	04/11/42	EUR	2,100	1,664,536
Unsec’d. Notes, 144A
1.000%	04/12/52	EUR	5,180	3,298,866
Province of Nova Scotia (Canada),
Unsec’d. Notes
3.150%	12/01/51	CAD	500	320,494
Province of Saskatchewan (Canada),
Unsec’d. Notes
3.300%	06/02/48	CAD	500	332,054
Regiao Autonoma Madeira (Portugal),
Gov’t. Gtd. Notes
0.943%	05/29/32	EUR	1,000	939,087
Region of Lazio (Italy),
Sr. Unsec’d. Notes
3.088%	03/31/43	EUR	1,167	1,165,730
Republic of Austria Government International Bond (Austria),
Sr. Unsec’d. Notes, 144A, MTN
5.375%	12/01/34	CAD	3,100	2,628,724
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.875%	10/17/29		200	179,164
4.000%	10/17/49(a)		1,000	746,790
Sr. Unsec’d. Notes, EMTN
4.425%	03/28/36	EUR	300	341,959
5.200%	07/31/34	EUR	1,200	1,438,048
5.250%	12/07/34	GBP	777	972,051
5.345%	01/27/48	EUR	1,000	1,192,403
6.000%	08/04/28	GBP	12,470	16,681,364
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33		2,000	2,009,647
Republic of Italy Government International Bond Principal Strips (Italy),
Sr. Unsec’d. Notes, Series 1
0.942%(s)	02/20/31	EUR	2,760	2,125,133
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, EMTN
1.750%	07/13/30	EUR	5,000	4,458,302
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes
2.000%	07/09/39	EUR	3,100	2,638,337
Sr. Unsec’d. Notes, EMTN
0.625%	03/03/30	EUR	100	94,353
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
1.500%	06/26/29	EUR	900	838,988
3.125%	05/15/27	EUR	5,500	5,801,594
Slovakia Government Bond (Slovakia),
Bonds, Series 245
3.750%	02/23/35	EUR	1,000	1,134,275
Unsec’d. Notes, Series 232
1.875%	03/09/37	EUR	633	576,944

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS(continued)
Unsec’d. Notes, Series 233
2.000%	10/17/47	EUR	210	$170,879
Slovenia Government Bond (Slovenia),
Bonds, Series RS77
2.250%	03/03/32	EUR	100	105,657
Bonds, Series RS91
3.625%	03/11/33	EUR	1,300	1,517,942
Unsec’d. Notes, Series RS86
0.000%	02/12/31	EUR	100	90,349
Slovenia Government International Bond (Slovenia),
Bonds, 144A
5.000%	09/19/33		2,200	2,237,972
Spain Government Bond (Spain),
Sr. Unsec’d. Notes, 144A
0.850%	07/30/37	EUR	2,700	2,195,974
1.200%	10/31/40	EUR	10,000	7,918,772
2.350%	07/30/33	EUR	3,375	3,542,602
Spain Government International Bond (Spain),
Sr. Unsec’d. Notes, EMTN
5.250%	04/06/29	GBP	625	833,414

TOTAL SOVEREIGN BONDS (cost $230,913,707)				195,654,170

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.0%
Federal Home Loan Mortgage Corp.
6.750%	03/15/31(k)		1,000	1,164,432
Federal Home Loan Mortgage Corp., MTN
2.916%(s)	12/14/29		1,150	902,969
Federal National Mortgage Assoc.
6.625%	11/15/30(k)		1,475	1,696,155
1.022%(s)	11/15/30		245	182,946
Tennessee Valley Authority Generic Strips, Bonds
2.768%(s)	09/15/30		1,714	1,258,144
2.897%(s)	03/15/33		461	298,611

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $6,047,661)				5,503,257

U.S. TREASURY OBLIGATIONS — 1.6%
U.S. Treasury Bonds
1.750%	08/15/41(h)		33,655	23,442,811
2.000%	11/15/41		1,230	891,558
2.250%	05/15/41(k)		28,000	21,367,500
2.375%	02/15/42(h)		23,100	17,758,125
2.750%	08/15/47		13,980	10,910,953
4.000%	11/15/42(h)		12,420	12,092,034
4.125%	08/15/53		255	258,466
U.S. Treasury Notes
0.375%	07/31/27		22,000	19,404,688
2.375%	03/31/29		2,535	2,354,183
2.750%	08/15/32		135	123,715
2.875%	08/15/28(k)		5,000	4,784,766
3.250%	06/30/29		730	707,016
3.500%	01/31/30		5,375	5,259,522
3.750%	06/30/30		300	297,422
3.875%	04/30/25		6,200	6,144,297
3.875%	11/30/27(k)		5,180	5,169,478
3.875%	11/30/29(k)		1,965	1,962,390
3.875%	12/31/29		13,775	13,755,629

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(continued)
3.875%	08/15/33	305	$304,809
4.125%	01/31/25(a)	36,100	35,877,196
4.125%	11/15/32(k)	1,500	1,525,547
4.375%	11/30/30	8,570	8,817,727
4.500%	11/15/33	450	472,781
U.S. Treasury Strips Coupon
0.479%(s)	05/15/26	5,000	4,532,031
1.279%(s)	11/15/41(k)	21,500	9,851,367
1.458%(s)	08/15/40(k)	24,145	11,812,187
1.851%(s)	11/15/40(k)	5,490	2,648,925
3.735%(s)	02/15/40(k)	8,500	4,275,898
U.S. Treasury Strips Principal
1.333%(s)	02/15/49(h)(k)	295	104,656

TOTAL U.S. TREASURY OBLIGATIONS (cost $246,884,737)			226,907,677

TOTAL LONG-TERM INVESTMENTS (cost $10,154,414,753)			11,200,194,718

		Shares

SHORT-TERM INVESTMENTS — 25.8%
AFFILIATED MUTUAL FUNDS — 24.2%
PGIM Core Ultra Short Bond Fund(wa)		2,997,732,699	2,997,732,699
PGIM Institutional Money Market Fund (cost $489,837,851; includes $487,509,636 of cash collateral for securities on loan)(b)(wa)		490,017,344	489,821,338

TOTAL AFFILIATED MUTUAL FUNDS (cost $3,487,570,550)			3,487,554,037

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(k)(n) — 1.4%
U.S. Treasury Bills
5.395%	02/08/24	50,600	50,325,962
5.264%	03/14/24	156,075	154,457,595

TOTAL U.S. TREASURY OBLIGATIONS (cost $204,749,604)			204,783,557

OPTIONS PURCHASED*~ — 0.2% (cost $21,101,813)			25,137,981

TOTAL SHORT-TERM INVESTMENTS (cost $3,713,421,967)			3,717,475,575

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN—103.7% (cost $13,867,836,720)			14,917,670,293

Value

OPTION WRITTEN*~ — (0.0)% (premiums received $0)	$(80)

TOTAL INVESTMENTS, NET OF OPTION WRITTEN—103.7% (cost $13,867,836,720)	14,917,670,213
Liabilities in excess of other assets(z) — (3.7)%	(533,013,918)

NET ASSETS — 100.0%	$14,384,656,295

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Options with maturity dates greater than one year from date of acquisition would be considered long-term investments.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $2,741,624 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $474,545,624; cash collateral of $487,509,636 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $2,958,190. The aggregate value of $2,231,791 is 0.0% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

S&P 500 Index (FLEX)	Call	08/12/27	$4,460.00	130	13	$13,969,272
S&P 500 Index (FLEX)	Call	02/28/29	$4,510.00	88	9	11,168,709

Total Options Purchased (cost $ 21,101,813)						$25,137,981

Option Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

GS_21-PJA^	Put	GSI	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	30,660	$(80)

(premiums received $0)

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
318	3 Month CME SOFR	Mar. 2024	$75,240,788	$77,146
216	3 Month CME SOFR	Sep. 2024	51,561,900	366,329
205	3 Month EuroSTR	Mar. 2024	54,369,503	(7,381)
1,405	2 Year U.S.Treasury Notes	Mar. 2024	289,309,257	2,878,114
2,810	5 Year U.S.Treasury Notes	Mar. 2024	305,653,366	5,532,082
3,911	10 Year U.S. Treasury Notes	Mar. 2024	441,515,254	14,150,825
76	10 Year U.S. Ultra Treasury Notes	Mar. 2024	8,969,188	147,077
857	20 Year U.S. Treasury Bonds	Mar. 2024	107,071,438	7,687,075
30	30 Year Euro Buxl	Mar. 2024	4,693,554	374,876
1,711	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	228,578,906	18,158,737
5,041	Mini MSCI EAFE Index	Mar. 2024	567,717,420	18,695,161
46	Mini MSCI Emerging Markets Index	Mar. 2024	2,377,510	103,838
1,091	Russell 2000 E-Mini Index	Mar. 2024	111,702,035	5,614,804
6,316	S&P 500 E-Mini Index	Mar. 2024	1,522,156,000	44,721,316

				118,499,999

Short Positions:
5	30 Day Federal Funds	Jan. 2024	1,972,449	(216)
559	3 Month CME SOFR	Mar. 2024	132,262,894	(21,985)
119	2 Year U.S.Treasury Notes	Mar. 2024	24,503,773	(18,740)
80	5 Year Euro-Bobl	Mar. 2024	10,534,332	(173,010)
351	10 Year Euro-Bund	Mar. 2024	53,170,891	(1,704,711)
193	10 Year U.S. Treasury Notes	Mar. 2024	21,787,892	(279,538)
380	10 Year U.S. Ultra Treasury Notes	Mar. 2024	44,845,939	(2,042,097)
237	20 Year U.S. Treasury Bonds	Mar. 2024	29,610,188	(1,440,989)
160	British Pound Currency	Mar. 2024	12,751,000	(42,350)
1,164	Euro Currency	Mar. 2024	161,141,250	(2,214,356)
320	Euro Schatz Index	Mar. 2024	37,638,513	(240,488)

				(8,178,480)

				$110,321,519

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/24	JPM	AUD	1,583	$1,019,598	$1,079,842	$60,244	$—
Expiring 01/19/24	JPM	AUD	995	631,000	678,246	47,246	—
Brazilian Real,
Expiring 02/02/24	CITI	BRL	7,731	1,562,000	1,587,935	25,935	—
Canadian Dollar,
Expiring 01/19/24	JPM	CAD	985	726,413	743,698	17,285	—
Chilean Peso,
Expiring 03/20/24	DB	CLP	1,367,843	1,562,000	1,545,514	—	(16,486)
Chinese Renminbi,
Expiring 01/30/24	BARC	CNH	17,295	2,411,000	2,432,539	21,539	—
Expiring 01/30/24	BNP	CNH	3,427	480,428	481,956	1,528	—
Expiring 01/30/24	BOA	CNH	16,883	2,356,000	2,374,573	18,573	—
Expiring 01/30/24	BOA	CNH	9,636	1,353,000	1,355,289	2,289	—
Expiring 01/30/24	JPM	CNH	37,190	5,120,481	5,230,763	110,282	—
Colombian Peso,
Expiring 03/20/24	CITI	COP	3,128,210	775,942	794,151	18,209	—
Expiring 03/20/24	GSI	COP	4,096,293	1,003,747	1,039,915	36,168	—
Expiring 03/20/24	GSI	COP	4,063,783	1,002,574	1,031,662	29,088	—
Czech Koruna,
Expiring 01/19/24	CITI	CZK	46,894	2,033,760	2,095,420	61,660	—
Expiring 01/19/24	DB	CZK	39,540	1,688,000	1,766,804	78,804	—
Expiring 01/19/24	DB	CZK	34,284	1,462,000	1,531,932	69,932	—
Expiring 01/19/24	DB	CZK	27,950	1,236,331	1,248,931	12,600	—
Expiring 01/19/24	GSI	CZK	28,195	1,222,500	1,259,836	37,336	—
Expiring 01/19/24	GSI	CZK	27,643	1,230,327	1,235,180	4,853	—
Expiring 01/19/24	MSI	CZK	38,556	1,682,000	1,722,819	40,819	—
Euro,
Expiring 01/19/24	CITI	EUR	1,235	1,358,330	1,364,559	6,229	—
Expiring 01/19/24	CITI	EUR	615	663,445	679,517	16,072	—
Expiring 01/19/24	GSI	EUR	2,434	2,682,000	2,689,141	7,141	—
Expiring 01/19/24	HSBC	EUR	4,700	5,040,650	5,193,460	152,810	—
Expiring 01/19/24	JPM	EUR	2,437	2,682,000	2,692,701	10,701	—
Expiring 01/19/24	MSI	EUR	972	1,065,580	1,073,564	7,984	—
Expiring 01/19/24	SSB	EUR	1,214	1,316,005	1,341,356	25,351	—
Expiring 01/19/24	UAG	EUR	2,445	2,626,812	2,701,353	74,541	—
Expiring 01/19/24	UAG	EUR	1,832	2,009,000	2,024,298	15,298	—
Hungarian Forint,
Expiring 01/19/24	BARC	HUF	1,020,573	2,765,856	2,932,778	166,922	—
Expiring 01/19/24	DB	HUF	549,179	1,557,000	1,578,153	21,153	—
Expiring 01/19/24	DB	HUF	499,409	1,371,000	1,435,130	64,130	—
Expiring 01/19/24	GSI	HUF	399,300	1,117,000	1,147,451	30,451	—
Expiring 01/19/24	SSB	HUF	509,734	1,409,000	1,464,802	55,802	—
Indian Rupee,
Expiring 03/20/24	CITI	INR	304,684	3,641,601	3,647,430	5,829	—
Expiring 03/20/24	UAG	INR	304,684	3,641,588	3,647,430	5,842	—
Indonesian Rupiah,
Expiring 03/20/24	BOA	IDR	26,491,023	1,702,781	1,720,367	17,586	—
Expiring 03/20/24	HSBC	IDR	31,173,299	1,989,000	2,024,442	35,442	—
Expiring 03/20/24	JPM	IDR	13,599,084	872,000	883,146	11,146	—
Israeli Shekel,
Expiring 03/20/24	BOA	ILS	7,235	1,958,500	2,003,417	44,917	—
Expiring 03/20/24	CITI	ILS	6,365	1,719,000	1,762,339	43,339	—
Expiring 03/20/24	CITI	ILS	4,083	1,106,533	1,130,570	24,037	—
Japanese Yen,
Expiring 01/19/24	HSBC	JPY	767,090	5,234,607	5,458,312	223,705	—
Expiring 01/19/24	HSBC	JPY	287,944	1,964,925	2,048,897	83,972	—

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 01/19/24	MSI	JPY	170,830	$1,142,791	$1,215,562	$72,771	$—
Mexican Peso,
Expiring 03/20/24	GSI	MXN	29,858	1,702,000	1,735,170	33,170	—
Expiring 03/20/24	HSBC	MXN	53,410	3,054,712	3,103,904	49,192	—
Expiring 03/20/24	HSBC	MXN	20,056	1,147,048	1,165,520	18,472	—
Expiring 03/20/24	TD	MXN	23,302	1,324,000	1,354,177	30,177	—
New Zealand Dollar,
Expiring 01/19/24	CITI	NZD	3,433	2,066,785	2,170,433	103,648	—
Expiring 01/19/24	JPM	NZD	2,327	1,401,112	1,471,161	70,049	—
Norwegian Krone,
Expiring 01/19/24	JPM	NOK	6,839	631,261	673,470	42,209	—
Peruvian Nuevo Sol,
Expiring 03/20/24	BNP	PEN	858	228,488	231,332	2,844	—
Expiring 03/20/24	MSI	PEN	2,968	786,852	800,191	13,339	—
Polish Zloty,
Expiring 01/19/24	DB	PLN	5,471	1,315,000	1,390,034	75,034	—
Expiring 01/19/24	GSI	PLN	5,456	1,369,000	1,386,368	17,368	—
Expiring 01/19/24	GSI	PLN	5,265	1,265,000	1,337,663	72,663	—
Expiring 01/19/24	HSBC	PLN	10,712	2,506,007	2,721,786	215,779	—
Expiring 01/19/24	MSI	PLN	5,430	1,358,000	1,379,591	21,591	—
Expiring 01/19/24	SSB	PLN	5,745	1,383,000	1,459,782	76,782	—
Singapore Dollar,
Expiring 03/20/24	CITI	SGD	1,795	1,353,000	1,365,179	12,179	—
South African Rand,
Expiring 03/20/24	HSBC	ZAR	49,397	2,616,933	2,681,278	64,345	—
Expiring 03/20/24	TD	ZAR	56,833	3,037,804	3,084,911	47,107	—
South Korean Won,
Expiring 03/20/24	BARC	KRW	1,277,306	973,987	990,996	17,009	—
Swedish Krona,
Expiring 01/19/24	BARC	SEK	8,547	787,517	848,177	60,660	—
Swiss Franc,
Expiring 01/19/24	CITI	CHF	2,478	2,870,732	2,952,939	82,207	—
Thai Baht,
Expiring 03/20/24	HSBC	THB	58,325	1,682,000	1,720,798	38,798	—
Expiring 03/20/24	MSI	THB	61,189	1,771,000	1,805,304	34,304	—
Expiring 03/20/24	MSI	THB	12,639	355,593	372,905	17,312	—
Turkish Lira,
Expiring 03/20/24	BARC	TRY	24,540	780,000	771,820	—	(8,180)
Expiring 03/20/24	BARC	TRY	20,710	648,000	651,356	3,356	—

				$121,610,936	$124,723,425	3,137,155	(24,666)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/24	JPM	AUD	2,451	$1,578,035	$1,671,275	$—	$(93,240)
Brazilian Real,
Expiring 02/02/24	CITI	BRL	6,984	1,416,955	1,434,399	—	(17,444)
British Pound,
Expiring 01/12/24	BNP	GBP	1,428	1,820,480	1,820,350	130	—
Expiring 01/12/24	GSI	GBP	1,120	1,418,897	1,428,283	—	(9,386)
Expiring 01/12/24	HSBC	GBP	12,164	15,315,039	15,505,621	—	(190,582)
Expiring 01/19/24	HSBC	GBP	13,051	16,061,227	16,637,609	—	(576,382)

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar,
Expiring 01/19/24	GSI	CAD	1,212	$894,550	$914,922	$—	$(20,372)
Expiring 01/19/24	JPM	CAD	6,430	4,741,558	4,854,381	—	(112,823)
Chilean Peso,
Expiring 03/20/24	MSI	CLP	1,329,667	1,508,431	1,502,379	6,052	—
Chinese Renminbi,
Expiring 01/30/24	BARC	CNH	2,059	289,636	289,539	97	—
Expiring 01/30/24	BOA	CNH	16,806	2,331,000	2,363,795	—	(32,795)
Expiring 01/30/24	GSI	CNH	60,774	8,370,140	8,547,821	—	(177,681)
Expiring 01/30/24	HSBC	CNH	15,976	2,239,000	2,247,041	—	(8,041)
Expiring 01/30/24	HSBC	CNH	8,936	1,239,000	1,256,785	—	(17,785)
Expiring 01/30/24	HSBC	CNH	4,797	664,202	674,680	—	(10,478)
Expiring 01/30/24	JPM	CNH	17,570	2,434,000	2,471,168	—	(37,168)
Expiring 01/30/24	MSI	CNH	8,954	1,239,000	1,259,376	—	(20,376)
Expiring 01/30/24	SCB	CNH	9,153	1,286,000	1,287,338	—	(1,338)
Czech Koruna,
Expiring 01/19/24	BARC	CZK	97,568	4,211,943	4,359,681	—	(147,738)
Expiring 01/19/24	DB	CZK	50,465	2,255,000	2,254,953	47	—
Expiring 01/19/24	GSI	CZK	31,074	1,323,185	1,388,517	—	(65,332)
Expiring 01/19/24	MSI	CZK	34,445	1,464,815	1,539,123	—	(74,308)
Euro,
Expiring 01/12/24	BNP	EUR	82,358	90,204,228	90,970,680	—	(766,452)
Expiring 01/12/24	BNP	EUR	6,411	7,084,371	7,081,597	2,774	—
Expiring 01/12/24	GSI	EUR	5,010	5,475,688	5,533,582	—	(57,894)
Expiring 01/12/24	JPM	EUR	828	904,289	914,086	—	(9,797)
Expiring 01/12/24	MSI	EUR	1,694	1,859,338	1,871,117	—	(11,779)
Expiring 01/19/24	BNP	EUR	19,509	20,790,375	21,555,330	—	(764,955)
Expiring 01/19/24	BNP	EUR	775	822,077	856,137	—	(34,060)
Expiring 01/19/24	CITI	EUR	2,391	2,613,877	2,641,830	—	(27,953)
Expiring 01/19/24	DB	EUR	2,363	2,588,327	2,611,122	—	(22,795)
Expiring 01/19/24	HSBC	EUR	1,171	1,277,327	1,293,845	—	(16,518)
Expiring 01/19/24	MSI	EUR	12,433	13,262,452	13,737,665	—	(475,213)
Expiring 01/19/24	SSB	EUR	21,727	22,969,737	24,006,400	—	(1,036,663)
Hungarian Forint,
Expiring 01/19/24	GSI	HUF	2,536,283	6,856,302	7,288,413	—	(432,111)
Expiring 01/19/24	GSI	HUF	575,680	1,613,000	1,654,307	—	(41,307)
Expiring 01/19/24	GSI	HUF	540,258	1,444,000	1,552,518	—	(108,518)
Indonesian Rupiah,
Expiring 03/20/24	BOA	IDR	18,513,702	1,190,018	1,202,309	—	(12,291)
Israeli Shekel,
Expiring 03/20/24	CITI	ILS	9,675	2,621,879	2,678,834	—	(56,955)
Expiring 03/20/24	CITI	ILS	4,074	1,116,000	1,128,052	—	(12,052)
Japanese Yen,
Expiring 01/19/24	GSI	JPY	256,318	1,746,793	1,823,856	—	(77,063)
New Taiwanese Dollar,
Expiring 03/20/24	JPM	TWD	722,571	23,584,144	23,948,218	—	(364,074)
Expiring 03/20/24	SCB	TWD	95,187	3,109,000	3,154,779	—	(45,779)
Peruvian Nuevo Sol,
Expiring 03/20/24	BARC	PEN	7,470	1,996,357	2,014,266	—	(17,909)
Expiring 03/20/24	CITI	PEN	4,820	1,287,751	1,299,720	—	(11,969)
Expiring 03/20/24	SCB	PEN	6,732	1,772,473	1,815,137	—	(42,664)
Philippine Peso,
Expiring 03/20/24	CITI	PHP	93,675	1,688,318	1,691,949	—	(3,631)
Expiring 03/20/24	SCB	PHP	110,300	1,987,381	1,992,230	—	(4,849)
Expiring 03/20/24	SSB	PHP	139,955	2,501,794	2,527,871	—	(26,077)
Expiring 03/20/24	SSB	PHP	102,140	1,837,844	1,844,851	—	(7,007)

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Polish Zloty,
Expiring 01/19/24	BARC	PLN	5,942	$1,358,000	$1,509,794	$—	$(151,794)
Expiring 01/19/24	CITI	PLN	3,827	961,000	972,273	—	(11,273)
Expiring 01/19/24	CITI	PLN	2,330	589,000	592,112	—	(3,112)
Expiring 01/19/24	UAG	PLN	14,752	3,452,811	3,748,083	—	(295,272)
Singapore Dollar,
Expiring 03/20/24	BNYM	SGD	7,177	5,369,308	5,458,476	—	(89,168)
South Korean Won,
Expiring 03/20/24	BARC	KRW	8,439,612	6,435,476	6,547,859	—	(112,383)
Swiss Franc,
Expiring 01/19/24	GSI	CHF	1,878	2,103,795	2,237,975	—	(134,180)
Thai Baht,
Expiring 03/20/24	MSI	THB	40,370	1,135,770	1,191,065	—	(55,295)

				$321,712,393	$328,657,374	9,100	(6,954,081)

						$3,146,255	$(6,978,747)

Cross currency exchange contracts outstanding at December 31, 2023:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
01/19/24	Buy	EUR	406	HUF	156,636	$—	$(1,527)	BARC
01/19/24	Buy	EUR	1,315	PLN	5,992	—	(70,039)	BOA
01/19/24	Buy	PLN	6,621	EUR	1,509	14,762	—	MSI

						$14,762	$(71,566)

Credit default swap agreements outstanding at December 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**:
Arab Republic of Egypt	12/20/28	1.000%(Q)	1,000	11.412%	$(337,919)	$(1,684)	$(336,235)	BARC
Dominican Republic	12/20/28	1.000%(Q)	1,000	1.820%	(35,741)	(1,684)	(34,057)	BARC
Emirate of Abu Dhabi	12/20/28	1.000%(Q)	1,000	0.417%	26,769	(1,684)	28,453	BARC
Federal Republic of Nigeria	12/20/28	1.000%(Q)	1,000	5.524%	(177,010)	(1,684)	(175,326)	BARC
Federation of Malaysia	12/20/28	1.000%(Q)	1,500	0.412%	40,444	(2,526)	42,970	BARC
Federative Republic of Brazil	12/20/28	1.000%(Q)	4,500	1.314%	(61,455)	(7,579)	(53,876)	BARC
Kingdom of Bahrain	12/20/28	1.000%(Q)	1,000	2.022%	(44,125)	(1,684)	(42,441)	BARC
Kingdom of Morocco	12/20/28	1.000%(Q)	1,000	1.126%	(5,284)	(1,684)	(3,600)	BARC
Kingdom of Saudi Arabia	12/20/28	1.000%(Q)	2,000	0.521%	44,020	(3,368)	47,388	BARC
People’s Republic of China	12/20/28	1.000%(Q)	4,500	0.595%	83,478	(7,579)	91,057	BARC
Republic of Argentina	12/20/28	1.000%(Q)	1,000	38.007%	(659,868)	(1,684)	(658,184)	BARC
Republic of Chile	12/20/28	1.000%(Q)	3,500	0.498%	80,868	(5,895)	86,763	BARC
Republic of Colombia	12/20/28	1.000%(Q)	3,000	1.556%	(73,050)	(5,053)	(67,997)	BARC
Republic of Indonesia	12/20/28	1.000%(Q)	4,500	0.706%	60,924	(7,579)	68,503	BARC
Republic of Panama	12/20/28	1.000%(Q)	1,000	1.627%	(27,284)	(1,684)	(25,600)	BARC

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Credit default swap agreements outstanding at December 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Peru	12/20/28	1.000%(Q)	1,500	0.703%	$20,615	$(2,526)	$23,141	BARC
Republic of Philippines	12/20/28	1.000%(Q)	1,500	0.624%	25,857	(2,526)	28,383	BARC
Republic of South Africa	12/20/28	1.000%(Q)	4,500	2.039%	(203,336)	(7,579)	(195,757)	BARC
Republic of Turkey	12/20/28	1.000%(Q)	4,500	2.796%	(344,566)	(7,579)	(336,987)	BARC
State of Qatar	12/20/28	1.000%(Q)	1,000	0.464%	24,602	(1,684)	26,286	BARC
Sultanate of Oman	12/20/28	1.000%(Q)	1,000	1.168%	(7,157)	(1,684)	(5,473)	BARC
United Mexican States	12/20/28	1.000%(Q)	4,500	0.883%	25,188	(7,579)	32,767	BARC

					$(1,544,030)	$(84,208)	$(1,459,822)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreement on credit indices—Buy Protection(1)**:
CDX.EM.40.V1	12/20/28	1.000%(Q)	50,000	$1,430,132	$35,313	$1,394,819	BARC

**

The Portfolio entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Portfolio bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The upfront premium is attached to the index of the trade for the Emerging Markets CDX package(s). Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s).

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJA	01/14/24	0.500%(M)	13,772	*	$9,356	$(185)	$9,541	GSI

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Gazprom PAO	06/20/24	1.000%(Q)		1,343	$106,845	$126,029	$(19,184)	HSBC
Kingdom of Morocco	12/20/27	1.000%(Q)		850	(3,119)	18,158	(21,277)	BNP
Republic of Italy	12/20/27	1.000%(Q)	EUR	410	(10,153)	(12,307)	2,154	BARC
Republic of South Africa	12/20/28	1.000%(Q)		3,400	153,632	330,386	(176,754)	JPM
Republic of South Africa	12/20/28	1.000%(Q)		2,200	99,408	209,216	(109,808)	MSI
United Mexican States	12/20/24	1.000%(Q)		335	(2,836)	458	(3,294)	CITI

					$343,777	$671,940	$(328,163)

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Credit default swap agreements outstanding at December 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Bank of America Corp.	06/20/24	1.000%(Q)		6,290	0.309%	$22,673	$1,434	$21,239	GSI
Emirate of Abu Dhabi	06/20/24	1.000%(Q)		920	0.121%	4,138	3,729	409	BNP
International Bank for Reconstruction & Development	03/20/24	0.250%(Q)		14,530	0.039%	8,095	3,109	4,986	BOA
International Bank for Reconstruction & Development	03/20/24	0.250%(Q)		4,420	0.039%	2,463	946	1,517	BOA
Petroleos Mexicanos	12/20/24	1.000%(Q)		335	2.187%	(3,667)	(6,130)	2,463	CITI
Republic of Estonia	12/20/26	1.000%(Q)		450	0.507%	6,375	2,532	3,843	JPM
Republic of Panama	12/20/26	1.000%(Q)		1,430	1.084%	(2,866)	2,446	(5,312)	CITI
Republic of Poland	06/20/24	1.000%(Q)		1,045	0.108%	4,766	381	4,385	BNP
United States of America	06/20/24	0.250%(Q)	EUR	1,755	0.331%	(586)	(1,314)	728	BNP
United States of America	12/20/24	0.250%(Q)	EUR	4,500	0.363%	(5,013)	(10,357)	5,344	BNP

						$36,378	$(3,224)	$39,602

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.41.V1	12/20/28	1.000%(Q)	178,365	$(3,370,257)	$(3,519,231)	$(148,974)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreement outstanding at December 31, 2023:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

OTC Currency Swap Agreement:
4,820	3 Month LIBOR(Q)/ 5.593%	JPY	510,000	3 Month JPY LIBOR minus 29.5bps(Q)/ (0.321)%	JPM	02/22/25	$1,170,562	$—	$1,170,562

Interest rate swap agreements outstanding at December 31, 2023:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
AUD	2,590	12/03/28	2.650%(S)	6 Month BBSW(2)(S)/ 4.445%	$(119,280)	$(104,624)	$14,656
AUD	10,885	02/19/31	1.398%(S)	6 Month BBSW(2)(S)/ 4.445%	—	(1,305,961)	(1,305,961)
CAD	9,015	02/17/26	1.060%(S)	3 Month CDOR(2)(S)/ 5.448%	(52)	(540,160)	(540,108)
CAD	1,340	12/03/27	3.650%(S)	1 Day CORRA(2)(S)/ 5.060%	(3,199)	13,081	16,280
CAD	3,000	02/16/31	1.608%(S)	3 Month CDOR(2)(S)/ 5.448%	(55)	(286,352)	(286,297)
CAD	1,825	12/03/33	3.500%(S)	1 Day CORRA(1)(S)/ 5.060%	27,810	(48,601)	(76,411)
CAD	5,000	02/16/46	2.153%(S)	3 Month CDOR(2)(S)/ 5.448%	(166)	(829,127)	(828,961)
CAD	775	12/03/52	3.300%(S)	1 Day CORRA(2)(S)/ 5.060%	(8,226)	35,075	43,301
CAD	165	12/03/53	3.300%(S)	1 Day CORRA(2)(S)/ 5.060%	(200)	8,153	8,353
CHF	3,250	02/19/31	(0.042)%(A)	1 Day SARON(2)(S)/ 1.695%	(4,391)	(353,369)	(348,978)
CHF	1,000	03/31/33	1.909%(A)	1 Day SARON(2)(A)/ 1.695%	—	83,000	83,000
CLP	469,700	02/19/27	2.140%(S)	1 Day CLOIS(2)(S)/ 8.250%	—	(56,198)	(56,198)
CLP	1,375,000	02/06/33	5.200%(S)	1 Day CLOIS(1)(S)/ 8.250%	—	(13,859)	(13,859)
CLP	605,000	02/23/33	5.570%(S)	1 Day CLOIS(1)(S)/ 8.250%	—	(27,474)	(27,474)
CLP	1,220,000	02/27/33	5.550%(S)	1 Day CLOIS(1)(S)/ 8.250%	—	(54,152)	(54,152)
CLP	564,000	03/16/33	5.295%(S)	1 Day CLOIS(1)(S)/ 8.250%	—	(13,956)	(13,956)
CNH	582,485	02/23/26	2.921%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	(583)	1,573,326	1,573,909
CNH	15,560	08/01/27	2.420%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	21,148	21,148
CNH	30,410	08/04/27	2.388%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	35,511	35,511
CNH	134,045	03/01/28	2.955%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	563,496	563,496
CNH	12,190	04/26/28	2.790%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	40,754	40,754
CNH	63,000	05/11/28	2.600%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	60,176	141,824	81,648
CNH	20,000	05/15/28	2.548%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	38,770	38,770
CZK	23,000	05/09/27	4.989%(A)	6 Month PRIBOR(2)(S)/ 6.430%	—	61,757	61,757
DKK	7,500	04/08/32	1.581%(A)	6 Month CIBOR(2)(S)/ 3.927%	(31,446)	(86,611)	(55,165)
EUR	63,710	11/23/24	(0.046)%(A)	6 Month EURIBOR(2)(S)/ 3.861%	—	(2,573,320)	(2,573,320)
EUR	35,180	12/02/24	(0.285)%(A)	6 Month EURIBOR(2)(S)/ 3.861%	—	(1,487,951)	(1,487,951)
EUR	3,939	08/15/30	(0.191)%(A)	1 Day EuroSTR(2)(A)/ 3.882%	(1,441)	(708,124)	(706,683)
EUR	2,160	05/11/31	0.750%(A)	1 Day EuroSTR(1)(A)/ 3.882%	14,753	282,422	267,669
EUR	14,525	03/20/33	2.996%(A)	6 Month EURIBOR(2)(S)/ 3.861%	—	875,856	875,856
EUR	10,400	03/20/38	2.982%(A)	6 Month EURIBOR(1)(S)/ 3.861%	—	(719,128)	(719,128)
EUR	1,780	11/24/41	0.565%(A)	6 Month EURIBOR(1)(S)/ 3.861%	—	295,210	295,210
EUR	1,780	11/24/41	0.600%(A)	3 Month EURIBOR(2)(Q)/ 3.909%	—	(310,617)	(310,617)

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
EUR	4,316	11/25/41	0.629%(A)	6 Month EURIBOR(1)(S)/ 3.861%	$—	$693,388	$693,388
EUR	4,316	11/25/41	0.663%(A)	3 Month EURIBOR(2)(Q)/ 3.909%	—	(731,270)	(731,270)
EUR	2,275	03/22/42	1.257%(A)	6 Month EURIBOR(1)(S)/ 3.861%	—	246,943	246,943
EUR	2,275	03/22/42	1.310%(A)	3 Month EURIBOR(2)(Q)/ 3.909%	—	(264,335)	(264,335)
EUR	3,000	02/24/43	2.910%(A)	6 Month EURIBOR(1)(S)/ 3.861%	2,488	(229,244)	(231,732)
EUR	3,000	02/24/43	2.960%(A)	3 Month EURIBOR(2)(Q)/ 3.909%	(1,504)	260,533	262,037
EUR	2,770	05/11/46	1.150%(A)	1 Day EuroSTR(2)(A)/ 3.882%	(22,620)	(710,101)	(687,481)
EUR	2,250	05/11/51	1.200%(A)	1 Day EuroSTR(1)(A)/ 3.882%	20,621	601,741	581,120
EUR	555	05/11/52	1.200%(A)	1 Day EuroSTR(2)(A)/ 3.882%	(46,590)	(150,399)	(103,809)
GBP	25	05/08/24	0.950%(A)	1 Day SONIA(1)(A)/ 5.187%	633	1,359	726
GBP	3,200	05/08/25	1.000%(A)	1 Day SONIA(2)(A)/ 5.187%	(239,776)	(288,617)	(48,841)
GBP	9,092	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/ 5.187%	(339,945)	1,037,810	1,377,755
GBP	6,000	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/ 5.187%	59,474	684,872	625,398
GBP	4,030	05/08/27	1.050%(A)	1 Day SONIA(1)(A)/ 5.187%	517,838	539,034	21,196
GBP	4,995	05/08/28	1.100%(A)	1 Day SONIA(1)(A)/ 5.187%	975,234	756,777	(218,457)
GBP	1,925	05/08/29	1.100%(A)	1 Day SONIA(1)(A)/ 5.187%	219,395	330,049	110,654
GBP	5,285	05/08/30	1.100%(A)	1 Day SONIA(1)(A)/ 5.187%	(313,947)	1,004,268	1,318,215
GBP	4,871	05/08/31	1.150%(A)	1 Day SONIA(2)(A)/ 5.187%	235,041	(1,001,134)	(1,236,175)
GBP	880	05/08/31	1.150%(A)	1 Day SONIA(2)(A)/ 5.187%	(148,322)	(180,476)	(32,154)
GBP	1,330	05/08/32	1.150%(A)	1 Day SONIA(2)(A)/ 5.187%	(104,589)	(302,180)	(197,591)
GBP	960	05/08/33	1.150%(A)	1 Day SONIA(1)(A)/ 5.187%	298,377	237,132	(61,245)
GBP	3,090	02/17/36	0.698%(A)	1 Day SONIA(2)(A)/ 5.187%	—	(1,165,340)	(1,165,340)
GBP	1,370	05/08/38	1.200%(A)	1 Day SONIA(2)(A)/ 5.187%	(527,042)	(469,948)	57,094
GBP	2,535	02/17/41	0.764%(A)	1 Day SONIA(2)(A)/ 5.187%	(63)	(1,208,810)	(1,208,747)
GBP	1,040	05/08/41	1.250%(A)	1 Day SONIA(1)(A)/ 5.187%	(100,352)	404,378	504,730
GBP	555	05/08/42	1.250%(A)	1 Day SONIA(1)(A)/ 5.187%	30,373	224,626	194,253
GBP	745	05/08/43	1.250%(A)	1 Day SONIA(1)(A)/ 5.187%	347,514	311,103	(36,411)
GBP	5,975	05/08/46	1.250%(A)	1 Day SONIA(2)(A)/ 5.187%	(600,220)	(2,744,996)	(2,144,776)
GBP	1,720	02/17/51	0.768%(A)	1 Day SONIA(2)(A)/ 5.187%	(44)	(1,084,631)	(1,084,587)
HUF	200,000	09/03/30	1.705%(A)	6 Month BUBOR(2)(S)/ 9.590%	(19,002)	(151,567)	(132,565)
ILS	2,880	02/23/31	1.060%(A)	3 Month TELBOR(2)(Q)/ 4.515%	—	(119,452)	(119,452)
JPY	1,195,000	07/08/24	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.039)%	(6,712)	(3,543)	3,169
JPY	410,000	07/08/25	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.039)%	(13,100)	(8,556)	4,544
JPY	640,000	07/08/27	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.039)%	(56,118)	(62,937)	(6,819)
JPY	2,000,000	02/24/28	0.050%(S)	1 Day TONAR(2)(S)/ (0.039)%	(788)	(236,607)	(235,819)
JPY	685,000	07/08/28	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.039)%	(98,692)	(104,767)	(6,075)
JPY	493,400	07/31/28	0.268%(A)	1 Day TONAR(2)(A)/ (0.039)%	—	(21,962)	(21,962)
JPY	800,000	07/08/29	(0.050)%(A)	1 Day TONAR(1)(A)/ (0.039)%	162,130	174,969	12,839
JPY	1,620,500	02/19/31	0.135%(S)	1 Day TONAR(2)(S)/ (0.039)%	(3,722)	(461,237)	(457,515)
JPY	1,600,000	02/24/31	0.136%(S)	1 Day TONAR(2)(S)/ (0.039)%	(3,539)	(456,444)	(452,905)
JPY	510,000	07/08/33	0.100%(A)	1 Day TONAR(2)(A)/ (0.039)%	(239,198)	(239,971)	(773)
JPY	1,364,000	02/19/36	0.290%(S)	1 Day TONAR(2)(S)/ (0.039)%	(8,323)	(821,682)	(813,359)
JPY	400,000	07/08/37	0.150%(A)	1 Day TONAR(1)(A)/ (0.039)%	238,416	322,355	83,939
JPY	20,000	07/08/38	0.200%(A)	1 Day TONAR(2)(A)/ (0.039)%	(16,983)	(17,159)	(176)
JPY	2,200,000	02/19/41	0.418%(S)	1 Day TONAR(2)(S)/ (0.039)%	(20,683)	(2,093,098)	(2,072,415)
JPY	800,000	07/08/42	0.300%(A)	1 Day TONAR(1)(A)/ (0.039)%	443,919	922,969	479,050
JPY	170,000	07/08/43	0.300%(A)	1 Day TONAR(2)(A)/ (0.039)%	(179,707)	(211,741)	(32,034)
JPY	666,500	02/19/46	0.499%(S)	1 Day TONAR(2)(S)/ (0.039)%	(7,724)	(848,123)	(840,399)
JPY	230,000	07/08/48	0.450%(A)	1 Day TONAR(2)(A)/ (0.039)%	(276,864)	(326,194)	(49,330)
JPY	685,500	02/19/51	0.553%(S)	1 Day TONAR(2)(S)/ (0.039)%	(8,988)	(1,032,273)	(1,023,285)
JPY	200,000	07/08/52	0.450%(A)	1 Day TONAR(2)(A)/ (0.039)%	(268,754)	(330,869)	(62,115)
JPY	94,100	07/31/53	1.102%(A)	1 Day TONAR(1)(A)/ (0.039)%	—	51,907	51,907
KRW	6,001,000	03/02/25	3.810%(Q)	3 Month KWCDC(2)(Q)/ 3.830%	—	17,299	17,299
KRW	765,000	04/19/28	3.135%(Q)	3 Month KWCDC(2)(Q)/ 3.830%	—	1,858	1,858
KRW	10,100,000	02/18/31	1.528%(Q)	3 Month KWCDC(2)(Q)/ 3.830%	—	(766,558)	(766,558)
KRW	1,215,000	08/13/31	1.630%(Q)	3 Month KWCDC(2)(Q)/ 3.830%	—	(91,216)	(91,216)
KRW	1,640,250	03/10/33	3.150%(Q)	3 Month KWCDC(2)(Q)/ 3.830%	(25,347)	16,998	42,345
KRW	420,000	11/24/33	3.610%(Q)	3 Month KWCDC(2)(Q)/ 3.830%	—	17,741	17,741

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
MXN	54,940	03/19/26	6.050%(M)	28 Day Mexican Interbank Rate(2)(M)/ 11.503%	$(53)	$(229,315)	$(229,262)
NOK	3,845	02/19/31	1.654%(A)	6 Month NIBOR(2)(S)/ 4.840%	—	(42,509)	(42,509)
NZD	1,515	02/22/31	1.584%(S)	3 Month BBR(2)(Q)/ 5.635%	—	(147,800)	(147,800)
PLN	2,000	09/07/30	1.068%(A)	6 Month WIBOR(2)(S)/ 5.820%	(15,005)	(103,899)	(88,894)
SEK	14,000	02/19/31	0.655%(A)	3 Month STIBOR(2)(Q)/ 4.052%	—	(151,655)	(151,655)
SGD	2,135	07/29/31	1.120%(S)	1 Day SORA(2)(S)/ 3.624%	11,313	(176,505)	(187,818)
THB	94,000	02/19/31	1.380%(Q)	1 Day THOR(2)(Q)/ 2.495%	—	(201,882)	(201,882)
TWD	109,800	02/17/28	1.390%(Q)	3 Month TAIBOR(1)(Q)/ 1.494%	—	(11,319)	(11,319)
TWD	40,000	02/24/33	1.415%(Q)	3 Month TAIBOR(1)(Q)/ 1.494%	—	(3,104)	(3,104)
	82,130	02/21/24	5.170%(T)	1 Day SOFR(2)(T)/ 5.380%	—	(88,153)	(88,153)
	72,600	07/31/24	5.406%(T)	1 Day SOFR(2)(T)/ 5.380%	—	106,883	106,883
	153,175	08/14/24	5.298%(T)	1 Day SOFR(2)(T)/ 5.380%	—	105,910	105,910
	227,280	08/31/24	5.384%(T)	1 Day SOFR(2)(T)/ 5.380%	—	435,141	435,141
	79,460	10/04/24	5.472%(T)	1 Day SOFR(2)(T)/ 5.380%	—	294,775	294,775
	21,200	03/08/25	4.946%(A)	1 Day SOFR(2)(A)/ 5.380%	—	42,767	42,767
	27,136	03/09/25	5.110%(A)	1 Day SOFR(2)(A)/ 5.380%	—	142,209	142,209
	61,557	03/10/25	5.088%(A)	1 Day SOFR(2)(A)/ 5.380%	—	239,305	239,305
	82,715	08/31/25	4.805%(A)	1 Day SOFR(1)(A)/ 5.380%	—	(532,887)	(532,887)
	16,425	09/25/26	4.699%(A)	1 Day SOFR(1)(A)/ 5.380%	3,038	(339,263)	(342,301)
	13,870	09/25/26	4.699%(A)	1 Day SOFR(1)(A)/ 5.380%	—	(286,489)	(286,489)
	6,537	08/15/28	1.220%(A)	1 Day SOFR(1)(A)/ 5.380%	—	750,891	750,891
	9,730	09/05/28	4.027%(A)	1 Day SOFR(1)(A)/ 5.380%	—	(152,460)	(152,460)
	7,560	09/28/28	4.396%(A)	1 Day SOFR(1)(A)/ 5.380%	—	(255,870)	(255,870)
	7,870	11/07/28	4.223%(A)	1 Day SOFR(1)(A)/ 5.380%	—	(221,256)	(221,256)
	6,950	08/15/39	3.771%(A)	1 Day SOFR(2)(A)/ 5.380%	—	177,187	177,187

					$(214,812)	$(16,176,827)	$(15,962,015)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

	OTC Interest Rate Swap Agreements:
CNH	10,500	07/31/30	2.515%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	$18,197	$—	$18,197	MSI
CNH	11,000	09/01/30	2.360%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	3,378	—	3,378	MSI
MYR	4,755	11/23/30	3.880%(Q)	3 Month KLIBOR(2)(Q)/ 3.770%	11,464	(5)	11,469	MSI
MYR	9,500	02/17/31	2.875%(Q)	3 Month KLIBOR(2)(Q)/ 3.770%	(115,335)	(89)	(115,246)	JPM

					$(82,296)	$(94)	$(82,202)

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A296

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Total return swap agreements outstanding at December 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
Total Return Benchmark Bond Index(T)	1 Day USOIS -45bps(T)/ 4.880%	GSI	03/20/24	(29,254)	$(2,675,061)	$—	$(2,675,061)
U.S. Treasury Bond(T)	1 Day USOIS +2bps(T)/ 5.350%	JPM	02/02/24	5,325	(7,821)	—	(7,821)

					$(2,682,882)	$—	$(2,682,882)

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$734,137	$(114,595)	$3,130,745	$(5,069,290)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$—	$20,445,637
GS	—	4,662,317
JPS	—	5,631,933
SG	—	151,414,461

Total	$—	$182,154,348

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Fund
Fixed Income	$1,551,679,765	$—	$—
Common Stocks	6,182,090,745	1,525,397,442	10
Preferred Stocks	1,422,600	16,536,422	—	**
Unaffiliated Exchange-Traded Funds	457,751,813	—	—
Warrants	—	—	838
Asset-Backed Securities
Automobiles	—	7,970,286	—

SEE NOTES TO FINANCIAL STATEMENTS.

A297

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Asset-Backed Securities (continued)
Collateralized Loan Obligations	$—	$498,934,650	$—
Consumer Loans	—	4,044,086	—
Home Equity Loans	—	2,145,292	—
Other	—	494,152	—
Residential Mortgage-Backed Securities	—	1,256,542	—
Commercial Mortgage-Backed Securities	—	45,484,828	—
Corporate Bonds	—	444,448,770	2,646,000
Floating Rate and Other Loans	—	8,132,127	85,500
Municipal Bond	—	623,193	—
Residential Mortgage-Backed Securities	—	20,984,553	—
Sovereign Bonds	—	195,654,170	—
U.S. Government Agency Obligations	—	5,503,257	—
U.S. Treasury Obligations	—	226,907,677	—
Short-Term Investments
Affiliated Mutual Funds	3,487,554,037	—	—
U.S. Treasury Obligations	—	204,783,557	—
Options Purchased	—	25,137,981	—

Total	$11,680,498,960	$3,234,438,985	$2,732,348

Liabilities
Option Written	$—	$—	$(80)

Other Financial Instruments*
Assets
Futures Contracts	$118,507,380	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	3,146,255	—
OTC Cross Currency Exchange Contracts	—	14,762	—
OTC Packaged Credit Default Swap Agreements	—	1,862,897	—
OTC Credit Default Swap Agreements	—	408,395	9,356
OTC Currency Swap Agreement	—	1,170,562	—
Centrally Cleared Interest Rate Swap Agreements	—	13,024,586	—
OTC Interest Rate Swap Agreements	—	33,039	—

Total	$118,507,380	$19,660,496	$9,356

Liabilities
Futures Contracts	$(8,185,861)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(6,978,747)	—
OTC Cross Currency Exchange Contracts	—	(71,566)	—
OTC Packaged Credit Default Swap Agreements	—	(1,976,795)	—
Centrally Cleared Credit Default Swap Agreement	—	(148,974)	—
OTC Credit Default Swap Agreements	—	(28,240)	—
Centrally Cleared Interest Rate Swap Agreements	—	(28,986,601)	—
OTC Interest Rate Swap Agreement	—	(115,335)	—
OTC Total Return Swap Agreements	—	(2,682,882)	—

Total	$(8,185,861)	$(40,989,140)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

**	Includes Level 3 investments with an aggregate value of $0.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A298

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Industry Classification (continued):

Affiliated Mutual Funds (3.4% represents investments purchased with collateral from securities on loan)	35.0%
Software	4.7
Semiconductors & Semiconductor Equipment	4.0
Collateralized Loan Obligations	3.5
Banks	3.5
Unaffiliated Exchange-Traded Funds	3.2
U.S. Treasury Obligations	3.0
Pharmaceuticals	2.9
Technology Hardware, Storage & Peripherals	2.4
Interactive Media & Services	2.3
Oil, Gas & Consumable Fuels	1.9
Financial Services	1.9
Broadline Retail	1.8
Capital Markets	1.6
Insurance	1.6
Sovereign Bonds	1.4
Automobiles	1.4
Health Care Providers & Services	1.2
Machinery	1.1
Hotels, Restaurants & Leisure	1.1
Specialty Retail	1.1
Health Care Equipment & Supplies	1.0
Biotechnology	1.0
Aerospace & Defense	1.0
Consumer Staples Distribution & Retail	0.9
Textiles, Apparel & Luxury Goods	0.9
Chemicals	0.8
IT Services	0.8
Metals & Mining	0.7
Entertainment	0.7
Electric Utilities	0.7
Food Products	0.6
Household Products	0.6
Beverages	0.5
Specialized REITs	0.5
Industrial Conglomerates	0.5
Ground Transportation	0.5
Electrical Equipment	0.5
Media	0.4
Multi-Utilities	0.4
Diversified Telecommunication Services	0.4
Life Sciences Tools & Services	0.4
Electronic Equipment, Instruments & Components	0.4
Professional Services	0.4
Communications Equipment	0.4
Personal Care Products	0.4
Household Durables	0.4
Building Products	0.3
Electric	0.3
Commercial Mortgage-Backed Securities	0.3
Trading Companies & Distributors	0.3
Tobacco	0.3
Industrial REITs	0.3
Construction Materials	0.3
Construction & Engineering	0.3
Real Estate Management & Development	0.3
Oil & Gas	0.3

Retail REITs	0.2%
Passenger Airlines	0.2
Commercial Services & Supplies	0.2
Energy Equipment & Services	0.2
Residential REITs	0.2
Options Purchased	0.2
Air Freight & Logistics	0.2
Consumer Finance	0.2
Automobile Components	0.2
Pipelines	0.2
Retail	0.2
Residential Mortgage-Backed Securities	0.1
Home Builders	0.1
Foods	0.1
Office REITs	0.1
Telecommunications	0.1
Commercial Services	0.1
Real Estate Investment Trusts (REITs)	0.1
Wireless Telecommunication Services	0.1
Diversified Financial Services	0.1
Containers & Packaging	0.1
Health Care REITs	0.1
Independent Power & Renewable Electricity Producers	0.1
Diversified REITs	0.1
Marine Transportation	0.1
Diversified Consumer Services	0.1
Auto Manufacturers	0.1
Distributors	0.1
Healthcare-Services	0.1
Water Utilities	0.1
Real Estate	0.1
Engineering & Construction	0.1
Hotel & Resort REITs	0.0	*
Gas Utilities	0.0	*
Leisure Products	0.0	*
U.S. Government Agency Obligations	0.0	*
Transportation	0.0	*
Auto Parts & Equipment	0.0	*
Building Materials	0.0	*
Lodging	0.0	*
Investment Companies	0.0	*
Healthcare-Products	0.0	*
Airlines	0.0	*
Consumer Loans	0.0	*
Leisure Time	0.0	*
Transportation Infrastructure	0.0	*
Mortgage Real Estate Investment Trusts (REITs)	0.0	*
Packaging & Containers	0.0	*
Health Care Technology	0.0	*
Multi-National	0.0	*
Mining	0.0	*
Semiconductors	0.0	*
Agriculture	0.0	*
Computers	0.0	*
Distribution/Wholesale	0.0	*
Paper & Forest Products	0.0	*
Trucking & Leasing	0.0	*
Home Equity Loans	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A299

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Industry Classification (continued):

Gas	0.0	*%
Housewares	0.0	*
Electronics	0.0	*
Machinery-Diversified	0.0	*
Office/Business Equipment	0.0	*
Toys/Games/Hobbies	0.0	*
Electrical Components & Equipment	0.0	*
Home Furnishings	0.0	*
Municipal Bond	0.0	*
Other	0.0	*

Environmental Control	0.0	*%
Apparel	0.0	*
Household Products/Wares	0.0	*

	103.7
Option Written	(0.0	)*
Liabilities in excess of other assets	(3.7)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	—	$—		Due from/to broker-variation margin swaps	$148,974	*
Credit contracts	Premiums paid for OTC swap agreements	734,137		Premiums received for OTC swap agreements	114,501
Credit contracts	—	—		Options written outstanding, at value	80

Credit contracts	Unrealized appreciation on OTC swap agreements	1,927,139		Unrealized depreciation on OTC swap agreements	2,271,162
Equity contracts	Due from/to broker-variation margin futures	69,135,119	*	—	—

Equity contracts	Unaffiliated investments	25,137,981		—	—
Foreign exchange contracts	—	—		Due from/to broker-variation margin futures	2,256,706	*
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	14,762		Unrealized depreciation on OTC cross currency exchange contracts	71,566
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	3,146,255		Unrealized depreciation on OTC forward foreign currency exchange contracts	6,978,747
Interest rate contracts	Due from/to broker-variation margin futures	49,372,261	*	Due from/to broker-variation margin futures	5,929,155	*
Interest rate contracts	Due from/to broker-variation margin swaps	13,024,586	*	Due from/to broker-variation margin swaps	28,986,601	*

Interest rate contracts	—	—		Premiums received for OTC swap agreements	94
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,203,606		Unrealized depreciation on OTC swap agreements	2,798,128

		$163,695,846			$49,555,714

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A300

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward &Cross Currency Exchange Contracts	Swaps

Commodity contracts	$—	$—	$—	$—	$(1,662,773)
Credit contracts	(1,423,261)	1,514,505	—	—	4,629,162
Equity contracts	1,022,108	—	132,312,452	—	—
Foreign exchange contracts	—	—	(5,111,894)	(1,077,061)	—
Interest rate contracts	(12,704)	9,285	(86,961,066)	—	2,657,405

Total	$(413,857)	$1,523,790	$40,239,492	$(1,077,061)	$5,623,794

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Commodity contracts	$—	$—	$—	$—	$3,528
Credit contracts	550,722	(181,466)	—	—	(107,475)
Equity contracts	8,769,708	—	94,281,831	—	—
Foreign exchange contracts	—	—	2,603,100	1,533,014	—
Interest rate contracts	—	—	44,290,830	—	(392,980)

Total	$9,320,430	$(181,466)	$141,175,761	$1,533,014	$(496,927)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 19,955,126
Options Written (2)	176,571,400
Futures Contracts - Long Positions (2)	2,822,467,498
Futures Contracts - Short Positions (2)	583,558,060
Forward Foreign Currency Exchange Contracts - Purchased (3)	188,143,772
Forward Foreign Currency Exchange Contracts - Sold (3)	375,214,297
Cross Currency Exchange Contracts (4)	13,997,809
Interest Rate Swap Agreements (2)	1,143,411,029
Credit Default Swap Agreements - Buy Protection (2)	95,021,449
Credit Default Swap Agreements - Sell Protection (2)	165,612,255
Currency Swap Agreements (2)	4,819,960
Total Return Swap Agreements (2)	37,197,944

*

Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A301

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:
Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Securities on Loan	$474,545,624	$(474,545,624)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BARC	$2,177,580	$(2,471,579)	$(293,999)	$293,999	$—
BNP	40,410	(1,598,415)	(1,558,005)	1,558,005	—
BNYM	—	(89,168)	(89,168)	—	(89,168)
BOA	93,923	(115,125)	(21,202)	21,202	—
CITI	404,711	(159,125)	245,586	—	245,586
DB	321,700	(39,281)	282,419	(260,000)	22,419
GSI	300,452	(3,799,170)	(3,498,718)	3,498,718	—
HSBC	1,008,544	(838,970)	169,574	(169,574)	—
JPM	1,876,485	(917,012)	959,473	(959,473)	—
MSI	471,194	(746,784)	(275,590)	275,590	—
SCB	—	(94,630)	(94,630)	—	(94,630)
SSB	157,935	(1,069,747)	(911,812)	767,183	(144,629)
TD	77,284	—	77,284	(42,073)	35,211
UAG	95,681	(295,272)	(199,591)	—	(199,591)

	$7,025,899	$(12,234,278)	$(5,208,379)	$4,983,577	$(224,802)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

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AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $474,545,624:
Unaffiliated investments (cost $8,915,352,573)	$9,878,436,491
Affiliated investments (cost $4,952,484,147)	5,039,233,802
Foreign currency, at value (cost $12,926,787)	13,049,274
Cash	31,400
Receivable for investments sold	25,413,541
Dividends and interest receivable	24,779,795
Tax reclaim receivable	9,321,969
Unrealized appreciation on OTC forward foreign currency exchange contracts	3,146,255
Unrealized appreciation on OTC swap agreements	3,130,745
Premiums paid for OTC swap agreements	734,137
Due from broker-variation margin futures	567,629
Receivable for Portfolio shares sold	240,091
Receivable from affiliate	33,626
Unrealized appreciation on OTC cross currency exchange contracts	14,762
Prepaid expenses and other assets	470,768

Total Assets	14,998,604,285

LIABILITIES
Payable to broker for collateral for securities on loan	487,509,636
Payable for investments purchased	97,023,597
Unrealized depreciation on OTC forward foreign currency exchange contracts	6,978,747
Due to broker-variation margin futures	5,763,481
Unrealized depreciation on OTC swap agreements	5,069,290
Management fee payable	3,657,065
Payable to affiliate	3,278,538
Accrued expenses and other liabilities	2,722,349
Distribution fee payable	590,399
Foreign capital gains tax liability accrued	574,003
Payable for Portfolio shares purchased	453,951
Due to broker-variation margin swaps	130,906
Premiums received for OTC swap agreements	114,595
Unrealized depreciation on OTC cross currency exchange contracts	71,566
Trustees’ fees payable	9,080
Affiliated transfer agent fee payable	707
Options written outstanding, at value (premiums received $0)	80

Total Liabilities	613,947,990

NET ASSETS	$14,384,656,295

Net assets were comprised of:
Partners’ Equity	$14,384,656,295

Net asset value and redemption price per share, $14,384,656,295 / 660,897,518 outstanding shares of beneficial interest	$21.77

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $7,178,303 foreign withholding tax, of which $670,579 is reimbursable by an affiliate)	$155,671,694
Affiliated dividend income	113,221,734
Interest income	85,161,052
Income from securities lending, net (including affiliated income of $1,178,902)	1,328,842
Other income	1,302,177

Total income	356,685,499

EXPENSES
Management fee	81,834,708
Distribution fee	32,774,981
Custodian and accounting fees	1,403,175
Trustees’ fees	227,939
Professional fees	227,445
Audit fee	79,500
Shareholders’ reports	29,870
Transfer agent’s fees and expenses (including affiliated expense of $5,157)	11,552
Miscellaneous	274,164

Total expenses	116,863,334
Less: Fee waiver and/or expense reimbursement	(33,279)

Net expenses	116,830,055

NET INVESTMENT INCOME (LOSS)	239,855,444

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(2,851,494)) (net of foreign capital gains taxes $(139,631))	197,145,801
In-kind transactions(1)	2,942,520
Futures transactions	40,239,492
Forward and cross currency contract transactions	(1,077,061)
Options written transactions	1,523,790
Swap agreements transactions	5,623,794
Foreign currency transactions	(7,264,022)

239,134,314

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $104,836,901) (net of change in foreign capital gains taxes $(620,654))	1,484,814,234
Futures	141,175,761
Forward and cross currency contracts	1,533,014
Options written	(181,466)
Swap agreements	(496,927)
Foreign currencies	(1,820,016)

1,625,024,600

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	1,864,158,914

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,104,014,358

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$239,855,444	$165,940,890
Net realized gain (loss) on investment and foreign currency transactions	239,134,314	(1,234,973,235)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,625,024,600	(2,232,831,477)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,104,014,358	(3,301,863,822)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [175,077,971 and 159,282,802 shares, respectively]	3,519,570,461	2,986,997,129
Portfolio shares issued in merger [111,205,883 and 0 shares, respectively]	2,112,911,782	—
Portfolio shares purchased [211,468,687 and 383,634,932 shares, respectively]	(4,161,347,220)	(7,170,828,434)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	1,471,135,023	(4,183,831,305)

TOTAL INCREASE (DECREASE)	3,575,149,381	(7,485,695,127)
NET ASSETS:
Beginning of year	10,809,506,914	18,295,202,041

End of year	$14,384,656,295	$10,809,506,914

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A303

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$18.44	$22.57	$19.34	$18.27	$15.33

Income (Loss) From Investment Operations:
Net investment income (loss)	0.36	0.24	0.18	0.19	0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.97	(4.37)	3.05	0.88	2.65

Total from investment operations	3.33	(4.13)	3.23	1.07	2.94

Capital Contributions	—	—	—	—	—	(b)(c)(d)

Net Asset Value, end of year	$21.77	$18.44	$22.57	$19.34	$18.27

Total Return(e)	18.06%	(18.30)%	16.70%	5.86%	19.18	%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$14,385	$10,810	$18,295	$17,632	$18,629
Average net assets (in millions)	$13,110	$13,622	$18,224	$15,684	$17,922
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.89%	0.89%	0.87%	0.88%	0.87%
Expenses before waivers and/or expense reimbursement	0.89%	0.89%	0.87%	0.88%	0.87%
Net investment income (loss)	1.83%	1.22%	0.83%	1.10%	1.71%
Portfolio turnover rate(h)	83%	88%	116%	154%	89%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1. Organization

Advanced Series Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and as of December 31, 2023 consisted of 46 separate portfolios. The information presented in these financial statements pertains only to the 5 Portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) together with their investment objective(s). Each Portfolio is a diversified portfolio for purposes of the 1940 Act.

Shares of each Portfolio may be purchased only by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (the “Participating Insurance Companies”). These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios have the following investment objective(s):

Portfolio	Investment Objective(s)
AST Advanced Strategies Portfolio (“Advanced Strategies”)

High level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

AST Balanced Asset Allocation Portfolio (“Balanced Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.
AST Global Bond Portfolio (“Global Bond”)	Consistent excess returns over the Bloomberg Global Aggregate US Dollar Hedged Bond Index.
AST Preservation Asset Allocation Portfolio (“Preservation Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.
AST Prudential Growth Allocation Portfolio (“Prudential Growth Allocation”)	Total return.

2. Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation: Each Portfolio holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Portfolios’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has approved the Portfolios’ valuation policies and procedures for security valuation and designated AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”)

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as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Portfolio investments. Pursuant to the Board’s oversight, the Investment Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (“ETFs”) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of

B2

the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, of the applicable Portfolios in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from

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counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: Certain Portfolios purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised. Certain Portfolios entered into options on swaps that are executed through a central clearing facility, such as a registered exchange. Such options pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the contract. The daily variation margin, rather than the contract market value, is recorded for financial statement purposes on the Statement of Assets and Liabilities.

Financial/Commodity Futures Contracts: A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial and/or commodity futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the

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valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course

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of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolios’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Floating Rate and Other Loans: Certain Portfolios invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Portfolios acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Portfolios generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Portfolios will assume the credit risk of both the borrower and the institution selling the participation to the Portfolios.

Repurchase Agreements: Certain Portfolios entered into repurchase agreements. In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Reverse Repurchase Agreements: The Portfolio enters reverse repurchase agreements with qualified third-party broker-dealers in which the Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Portfolio receives securities and/or cash as collateral with a market value in-excess of the repurchase price to be paid by the Portfolio upon the maturity of the transaction. During the term of the agreement, the Portfolio continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Due to the short-term nature of reverse repurchase agreements, face value approximates fair value. Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities. Interest payments made by the Portfolio to the counterparties are recorded as a component of interest expense in the Statement of Operations.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Portfolio. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily

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enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: Certain Portfolios held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: Certain Portfolios invested in the open market or received pursuant to debt restructuring securities that pay-in-kind (“PIK”) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have the same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions: Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis, including TBA securities. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value

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of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: Certain Portfolios entered into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): Certain Portfolios invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolios become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts.

Taxes: For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (the Participating Insurance Companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions: Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services subject to the supervision of the Board and in conformity with the stated policies of the Portfolios. The

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Investment Manager has engaged the firms referenced in the below table as subadvisers for their respective Portfolios. Subadvisory fees are paid by the Investment Manager out of the management fee that it receives from the Portfolios.

Portfolio	Subadviser(s)
Advanced Strategies

LSV Asset Management; PGIM Fixed Income (“PFI”) (a business unit of PGIM, Inc.); PGIM Limited (an indirect, wholly-owned subsidiary of PGIM, Inc.); PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”) (a wholly-owned subsidiary of PGIM, Inc.); Starting 12/09/2023: Jennison Associates LLC (“Jennison”) (a wholly-owned subsidiary of PGIM, Inc.); J.P. Morgan Investment Management, Inc. (“J.P. Morgan”); PGIM Real Estate (a business unit of PGIM, Inc.); Until 12/08/2023: Massachusetts Financial Services Company (“MFS”); Pacific Investment Management Company LLC; T. Rowe Price Associates, Inc. (“T.Rowe”); William Blair Investment Management, LLC

Balanced Asset Allocation	J.P. Morgan; Jennison; MFS; PFI; PGIM Limited; PGIM Quantitative Solutions; Wellington Management Company LLP (“Wellington”)
Global Bond	AllianceBernstein L.P.; Goldman Sachs Asset Management L.P. (“GSAM”)/Goldman Sachs Asset Management International; Wellington
Preservation Asset Allocation	J.P. Morgan; Jennison; MFS; PFI; PGIM Limited; PGIM Quantitative Solutions; Wellington
Prudential Growth Allocation	Jennison; PFI; PGIM Limited; PGIM Quantitative Solutions; PGIM Real Estate

Management Fees and Expense Limitations: The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager under the agreements are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below of the Portfolio’s average daily net assets unless otherwise noted. Fees and/or expenses waived and/or reimbursed by the Investment Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Investment Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fee, before any waivers and/or expense reimbursements	Effective Management Fee, after any waivers and/or expense reimbursements

Advanced Strategies*	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% on next $2.5 billion; 0.5725% on next $2.5 billion; 0.5525% on next $5 billion; 0.5325% in excess of $20 billion	0.65%	0.60%

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Portfolio	Management Fee	Effective Management Fee, before any waivers and/or expense reimbursements	Effective Management Fee, after any waivers and/or expense reimbursements

Balanced Asset Allocation#	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% on next $2.5 billion; 0.6225% on next $2.5 billion; 0.6025% on next $5 billion; 0.5825% on next $5 billion; 0.5625% on next $5 billion; 0.5425% on next $5 billion; 0.5225% on next $5 billion; 0.5025% in excess of $40 billion	0.63%	0.55%

Global Bond	0.64% first $300 million; 0.63% on next $200 million; 0.62% on next $250 million; 0.61% on next $2.5 billion; 0.60% on next $2.75 billion; 0.57% on next $4 billion; 0.55% in excess of $10 billion	0.64%	0.47%

Preservation Asset Allocation#	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% on next $2.5 billion; 0.6225% on next $2.5 billion; 0.6025% on next $5 billion; 0.5825% on next $5 billion; 0.5625% on next $5 billion; 0.5425% on next $5 billion; 0.5225% on next $5 billion; 0.5025% in excess of $40 billion	0.63%	0.57%

Prudential Growth Allocation	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% on next $2.5 billion; 0.5725% on next $2.5 billion; 0.5525% on next $5 billion; 0.5325% in excess of $20 billion	0.62%	0.62%

Portfolio	Fee Waivers and/or Expense Limitations
Advanced Strategies	contractually waive 0.0282% through June 30, 2024; effective July 1, 2023, voluntarily waive additional 0.0005% through June 30, 2024; effective December 1, 2023, contractually waive additional 0.062% through June 30, 2025(1)(2)

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Portfolio	Fee Waivers and/or Expense Limitations
Balanced Asset Allocation	contractually waive 0.0204% through June 30, 2024; effective July 1, 2023, voluntarily waive additional 0.0005% through June 30, 2024; contractually limit expenses to 0.89% through June 30, 2024 (2)
Global Bond	contractually waive 0.045% through June 30, 2024; contractually limit expenses to 0.84% through June 30, 2024
Preservation Asset Allocation	contractually waive 0.0207% through June 30, 2024; effective July 1, 2023, voluntarily waive additional 0.0005% through June 30, 2024; contractually limit expenses to 0.89% through June 30, 2024(2)
Prudential Growth Allocation	effective July 1, 2023, voluntarily waive 0.0005% through June 30, 2024

*	Effective December 1, 2023, the Investment Manager has contractually agreed to limit its management fee to 0.66% through June 30, 2025.

#	Management fees are calculated based on an aggregation of net assets of Academic Strategies, Balanced Asset Allocation, Capital Growth Asset Allocation and Preservation Asset Allocation.

(1)

The Investment Manager has voluntarily agreed to waive the Portfolio’s investment management fee to the extent Portfolio assets are invested in underlying AST portfolios to gain exposure to small-cap equity securities through December 8, 2023.

(2)

For Balanced Asset Allocation, Preservation Asset Allocation, and effective December 9, 2023, Advanced Strategies, the Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust and Funds of other affiliated investment companies due to the Portfolio’s investment in any such portfolios/funds. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the Subadviser.

The Trust, on behalf of the Portfolios, has entered into an agreement with PAD, which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940Act (the “12b-1 Plan”) for the shares of each Portfolio. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution fee (the “12b-1 fee”) for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios. For Advanced Strategies, no 12b-1 fee was charged for the assets that were invested in other Portfolios through December 8, 2023. The 12b-1 fee is waived for the assets of Balanced Asset Allocation, Preservation Asset Allocation, and effective December 9, 2023, Advanced Strategies, that are invested in other Portfolios.

The Trust, on behalf of certain Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2023, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount

Advanced Strategies	$6,485

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Portfolio	Amount

Balanced Asset Allocation	$10,362

Preservation Asset Allocation	2,158

Prudential Growth Allocation	22,995

AST Investment Services, Inc., Jennison, PAD, PGIM Investments, PGIM Limited, PGIM, Inc., PGIM Real Estate and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential.

4. Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent and shareholder servicing agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or any Trustee who receives compensation from the Investment Manager, a subadviser or their respective affiliates. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Portfolios bear all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Government Money Market Fund, a series of the Prudential Government Money Market Fund, Inc. and/or in the PGIM Core Ultra Short Bond Fund, a series of Prudential Investment Portfolios 2 (together with PGIM Core Government Money Market Fund, the “Core Funds”), each registered under the 1940 Act and managed by PGIM Investments. The Portfolios may invest their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Funds and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers.

For the year ended December 31, 2023, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain (loss) as a result of Rule 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Gain (Loss)

Advanced Strategies	$136,291	$881,390	$(100,090)
Balanced Asset Allocation	—	373,849	(36,798)
Preservation Asset Allocation	—	72,828	(7,169)

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b.) Foreign Withholding Tax Reclaims

The Portfolios are considered partnerships for tax purposes rather than regulated investment companies (“RICs”). As a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”).

Prudential instituted a process in consultation with the Trust’s independent trustees to reimburse the affected Portfolios for any excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) or permanent detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable) resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the Statement of Assets and Liabilities and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the Statement of Assets and Liabilities. To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2023 Payments

Advanced Strategies	$330,660
Balanced Asset Allocation	562,605
Global Bond	21,827
Preservation Asset Allocation	127,254
Prudential Growth Allocation	670,579

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2023 Payments

Advanced Strategies	$395,871
Balanced Asset Allocation	413,751
Preservation Asset Allocation	84,955
Prudential Growth Allocation	493,113

In January 2023, Prudential Growth Allocation received $1,302,177 in voluntary payments from Prudential related to European Union (EU) Withholding Tax Reclaims. Such amounts are reflected in “other income” on the Statement of Operations.

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended December 31, 2023, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
Advanced Strategies	$9,532,765,076	$9,933,452,159
Balanced Asset Allocation	6,781,034,403	7,578,134,820

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Portfolio	Cost of Purchases	Proceeds from Sales
Global Bond	$1,001,332,327	$760,329,667
Preservation Asset Allocation	2,254,555,640	2,618,635,624
Prudential Growth Allocation	8,662,202,291	9,736,224,706

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2023, is presented as follows:

Advanced Strategies

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wa):

AST ClearBridge Dividend Growth Portfolio*(1)
$ —	$41,812,362	$—	$ 1,290,253	$ —	$ 43,102,615	1,398,981	$—

AST Global Bond Portfolio*(1)
—	321,752,227	—	7,729,124	—	329,481,351	29,080,437	—

AST Large-Cap Growth Portfolio*(1)
—	179,799,900	—	3,710,069	—	183,509,969	2,531,521	—

AST Large-Cap Value Portfolio*(1)
—	168,668,000	—	5,887,232	—	174,555,232	3,648,730	—

AST PGIM Fixed Income Central Portfolio*(1)
399,326,076	147,668,528	61,766,763	34,337,966	(1,481,795)	518,084,012	48,555,203	—

AST Small-Cap Growth Portfolio*(1)
69,777,922	12,991,600	25,294,274	5,566,729	5,648,480	68,690,457	984,245	—

AST Small-Cap Value Portfolio*(1)
72,388,058	13,477,000	33,733,788	(319,983)	9,151,802	60,963,089	1,608,949	—
$ 541,492,056	$886,169,617	$120,794,825	$58,201,390	$13,318,487	$1,378,386,725		$—
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wa)
—	360,098,458	360,098,458	—	—	—	—	240,647

PGIM Core Ultra Short Bond Fund(1)(wa)
621,319,723	4,635,015,660	4,481,825,136	—	—	774,510,247	774,510,247	33,146,017

PGIM Institutional Money Market Fund(1)(b)(wa)
260,475,483	1,703,212,495	1,787,571,702	(50,848)	67,506	176,132,934	176,203,415	826,334	(2)
$ 881,795,206	$6,698,326,613	$6,629,495,296	$ (50,848)	$ 67,506	$ 950,643,181		$34,212,998
$ 1,423,287,262	$7,584,496,230	$6,750,290,121	$58,150,542	$13,385,993	$2,329,029,906		$34,212,998

Balanced Asset Allocation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wa):

AST ClearBridge Dividend Growth Portfolio*(1)
$ 223,706,863	$—	$182,323,000	$(42,398,888)	$63,014,075	$ 61,999,050	2,012,303	$—

AST Emerging Markets Equity Portfolio*(1)
7,152,941	—	—	880,772	—	8,033,713	889,669	—

B14

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

AST High Yield Portfolio*(1)
$ 23,806,723	$—	$18,145,001	$1,625,815	$(747,420)	$6,540,117	538,281	$—

AST Large-Cap Growth Portfolio*(1)
363,050,551	57,000,000	45,780,000	151,683,718	8,324,021	534,278,290	7,370,372	—

AST Large-Cap Value Portfolio*(1)
189,142,043	41,284,372	18,735,000	14,787,308	4,928,336	231,407,059	4,837,104	—

AST PGIM Fixed Income Central Portfolio*(1)
1,434,109,285	511,524,162	242,123,140	120,859,510	(1,419,591)	1,822,950,226	170,848,194	—

AST Small-Cap Growth Portfolio*(1)
131,696,714	9,313,000	31,237,000	14,429,506	4,716,598	128,918,818	1,847,239	—

AST Small-Cap Value Portfolio*(1)
132,701,027	14,989,000	25,274,000	15,023,094	347,770	137,786,891	3,636,498	—

AST T. Rowe Price Natural Resources Portfolio*(1)
31,623,811	—	15,105,000	(2,000,847)	1,110,664	15,628,628	533,218	—

AST Western Asset Emerging Markets Debt Portfolio*(1)
14,276,605	—	14,423,786	2,267,293	(2,120,112)	—	—	—
$2,551,266,563	$634,110,534	$593,145,927	$277,157,281	$78,154,341	$2,947,542,792		$—
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
1,738,433,932	5,331,783,338	5,079,669,674	—	—	1,990,547,596	1,990,547,596	85,900,181

PGIM Institutional Money Market Fund(1)(b)(wa)
110,910,838	1,069,052,337	967,629,084	(13,771)	(3,732)	212,316,588	212,401,549	496,770	(2)
$1,849,344,770	$6,400,835,675	$6,047,298,758	$(13,771)	$(3,732)	$2,202,864,184		$86,396,951
$4,400,611,333	$7,034,946,209	$6,640,444,685	$277,143,510	$78,150,609	$5,150,406,976		$86,396,951

Global Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$ —	$154,286,179	$148,758,245	$ —	$ —	$ 5,527,934	5,527,934	$117,084

PGIM Institutional Money Market Fund(1)(b)(wb)
1,150,315	32,599,411	26,990,163	(1,075)	477	6,758,965	6,761,670	9,011	(2)
$ 1,150,315	$186,885,590	$175,748,408	$(1,075)	$477	$12,286,899		$126,095

Preservation Asset Allocation
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wa):

AST ClearBridge Dividend Growth Portfolio*(1)
$ 42,282,689	$43,000	$35,861,000	$(9,343,566)	$13,135,553	$10,256,676	332,901	$—

B15

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

AST Emerging Markets Equity Portfolio*(1)
$ 1,079,719	$—	$45,000	$135,926	$(5,950)	$1,164,695	128,981	$—

AST High Yield Portfolio*(1)
14,472,332	—	11,035,000	794,936	(261,302)	3,970,966	326,828	—

AST Large-Cap Growth Portfolio*(1)
66,458,164	10,595,000	21,432,000	24,014,530	3,823,642	83,459,336	1,151,322	—

AST Large-Cap Value Portfolio*(1)
37,548,035	8,504,203	9,205,000	1,432,516	2,073,768	40,353,522	843,510	—

AST PGIM Fixed Income Central Portfolio*(1)
671,038,303	441,908,144	200,459,158	56,972,402	(1,751,312)	967,708,379	90,694,319	—

AST Small-Cap Growth Portfolio*(1)
25,158,449	1,496,999	8,773,885	1,574,689	1,784,924	21,241,176	304,358	—

AST Small-Cap Value Portfolio*(1)
25,352,799	3,165,000	8,404,450	2,922,669	(332,252)	22,703,766	599,202	—

AST T. Rowe Price Natural Resources Portfolio*(1)
6,213,642	—	2,970,000	(438,915)	263,825	3,068,552	104,693	—

AST Western Asset Emerging Markets Debt Portfolio*(1)
9,254,919	—	9,350,329	2,117,156	(2,021,746)	—	—	—
$ 898,859,051	$465,712,346	$307,535,822	$80,182,343	$16,709,150	$1,153,927,068		$—
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
534,516,007	2,774,292,916	2,583,431,739	—	—	725,377,184	725,377,184	26,030,069

PGIM Institutional Money Market Fund(1)(b)(wa)
54,096,250	268,915,010	267,356,924	(16,817)	17,219	55,654,738	55,677,009	138,246	(2)
$ 588,612,257	$3,043,207,926	$2,850,788,663	$(16,817)	$17,219	$781,031,922		$26,168,315
$1,487,471,308	$3,508,920,272	$3,158,324,485	$80,165,526	$16,726,369	$1,934,958,990		$26,168,315

Prudential Growth Allocation
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Long-Term Investments - Affiliated Mutual Fund(wa):

AST PGIM Fixed Income Central Portfolio*(1)
$1,047,229,421	$519,430,373	$117,015,456	$104,932,889	$(2,897,462)	$1,551,679,765	145,424,533	$—
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
1,814,603,553	10,093,228,050	8,910,098,904	—	—	2,997,732,699	2,997,732,699	113,221,734

PGIM Institutional Money Market Fund(1)(b)(wa)
290,821,810	2,128,934,916	1,929,885,368	(95,988)	45,968	489,821,338	490,017,344	1,178,902	(2)
$2,105,425,363	$12,222,162,966	$10,839,984,272	$(95,988)	$45,968	$3,487,554,037		$114,400,636
$3,152,654,784	$12,741,593,339	$10,956,999,728	$104,836,901	$(2,851,494)	$5,039,233,802		$114,400,636

*	Non-income producing security.
(1)	The Fund did not have any capital gain distributions during the reporting period.

B16

(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	Represents investments in Funds affiliated with the Manager.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6. Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark-to-market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2023 are subject to such review.

7. Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The following Portfolio utilized the SCA during the year ended December 31, 2023. The average balance outstanding is for the number of days the Portfolio(s) utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2023
Global Bond	$126,000	5.65%	5	$126,000	$—

8. Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2023, all Portfolios offer only a single share class to investors.

As of December 31, 2023, the following number of shares of the Portfolios were owned of record directly or by other

B17

Portfolios as part of their investments by insurance affiliates of Prudential.

Portfolio	Number of Shares	Percentage of Outstanding Shares
Advanced Strategies	192,599,541	82.9%
Balanced Asset Allocation	385,592,635	82.3
Global Bond	50,881,883	88.0
Preservation Asset Allocation	140,457,239	76.7
Prudential Growth Allocation	537,316,336	81.3

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Affiliated:
Advanced Strategies	2	82.9%
Balanced Asset Allocation	2	82.2
Global Bond	3	84.6
Preservation Asset Allocation	2	76.5
Prudential Growth Allocation	2	81.3
Unaffiliated:
Advanced Strategies	1	17.1
Balanced Asset Allocation	1	17.6
Global Bond	1	12.0
Preservation Asset Allocation	1	23.2
Prudential Growth Allocation	1	18.7

9. Purchases & Redemption In-kind

As of the close of business on March 14, 2023, Prudential Growth Allocation settled the purchase into AST PGIM Fixed Income Central Portfolio (“PGIM Fixed Income Central”) by delivering portfolio securities and other assets in exchange for shares of PGIM Fixed Income Central. The following table is a summary of the value of such securities and other assets that were transferred in-kind along with the shares received:

Portfolio	Securities Market Value and Other Assets	Shares Received
Prudential Growth Allocation	$255,281,277	25,401,122

For U.S. GAAP purposes, the securities and other assets transferred were recorded at fair value, and the historical cost basis of the assets transferred was not carried forward to the Portfolios.

10. Risks of Investing in the Portfolios

Each Portfolio’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio.

Risks	Advanced Strategies	Balanced Asset Allocation	Global Bond	Preservation Asset Allocation	Prudential Growth Allocation
Asset Allocation	–	X	–	–	X
Asset-Backed and/or Mortgage-Backed Securities	X	X	X	X	–
Asset Transfer Program	X	X	X	X	X
Bank Loan Investments	X	X	–	X	–
Blend Style	X	X	–	X	X
Covenant-Lite	X	X	–	X	–
Derivatives	X	X	X	X	X

B18

Risks	Advanced Strategies	Balanced Asset Allocation	Global Bond	Preservation Asset Allocation	Prudential Growth Allocation
Economic and Market Events	X	X	X	X	X
Emerging Markets	–	X	X	–	X
Equity Securities	X	X	X	X	X
Exchange-Traded Funds (ETF)	X	X	–	X	X
Exchange-Traded Notes	X	–	–	–	–
Expense	X	X	X	X	–
Fixed Income Securities	X	X	X	X	X
Foreign Investment	X	X	X	X	X
Fund of Funds	–	X	–	X	–
High Yield	X	X	X	X	X
Investment Style	X	–	–	–	X
Leverage	X	–	–	–	–
Liquidity Allocation	–	X	–	X	–
Liquidity and Valuation	X	X	X	X	X
Market and Management	X	X	X	X	X
Portfolio Turnover	X	–	X	–	X
Quantitative Model	–	–	–	–	X
Real Estate	X	–	–	–	X
Redemption	–	–	X	–	–
Regulatory	X	X	X	X	X
Short Sale	X	–	–	–	–
Sovereign Debt Securities	–	–	X	–	–

Asset Allocation Risk: The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio’s risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities than with funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value. Any given investment strategy may fail to produce the intended results, and a Portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

Asset-Backed and/or Mortgage-Backed Securities Risk: Asset-backed and mortgage-backed securities primarily are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.

Asset Transfer Program Risk: Predetermined, nondiscretionary mathematical formulas used by the participating insurance companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all the assets of the Portfolio. The efficient operation

B19

of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.

Bank Loan Investments Risk: The Portfolio’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolio may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolio’s access to collateral, if any, may be limited by bankruptcy laws. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Portfolio to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may have an impact on the length and timing of completing trades. To the extent the Portfolio invests in loans of non-US issuers, the risks of investing in non-US issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Portfolio, may not have the benefit of these protections.

Blend Style Risk: The Portfolio’s blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average market price fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio’s assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor depending on market conditions. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds.

Covenant-Lite Risk: Some of the loans or debt obligations in which the Portfolio may invest or get exposure to may be “covenant-lite,” which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms that allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Portfolio in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Portfolio may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Portfolio’s exposure to losses may be increased, which could result in an adverse impact on the Portfolio’s net income and net asset value.

Derivatives Risk: A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; the price of derivatives may be more volatile than the prices of traditional equity and debt securities; and changes in a derivative’s value may not correlate perfectly with the assets, rates, indicies or instruments it is designed to hedge or closely track. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.

Economic and Market Events Risk: Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial

B20

market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.

Emerging Markets Risk: The risks of non-U.S. investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the Manager or a Portfolio’s Subadviser(s) to evaluate local companies or their potential impact on a Portfolio’s performance. Characteristics of emerging market economies can include heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, business practices that depart from norms for developed countries, and generally less liquid markets. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Regulatory regimes outside of the U.S. may not require or enforce corporate governance standards comparable to that of the U.S., which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, the Middle East, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity Securities Risk: The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.

Exchange-Traded Funds (ETF) Risk: An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Exchange-Traded Notes (ETN) Risk: Because exchange-traded notes (ETNs) are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Portfolio to the risk that an ETN’s issuer may be unable to pay or fulfill its contractual obligations. In addition, the Portfolio will bear its proportionate share of the fees and expenses of the ETN, which may cause the Portfolio’s operating expenses to be higher and its performance to be lower.

Expense Risk: The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table in the Portfolio’s prospectus for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Fixed Income Securities Risk: Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. In recent years, the US government began implementing increases to the federal funds interest rate and there may be further rate increases. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.

Foreign Investment Risk: Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign

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issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, U.S. markets; foreign financial reporting and tax standards usually differ from those in the U.S.; foreign exchanges are often less liquid than U.S. markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.

Fund of Funds Risk: In addition to the risks associated with the investment in the underlying portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the underlying portfolios’ expenses, which will reduce the Portfolio’s performance.

High Yield Risk: Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., “high yield” securities or “junk bonds”) may be more sensitive to interest rate, credit, call, and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics. An economic downturn generally leads to a higher non-payment rate, and a high yield investment may lose significant value before a default occurs.

Investment Style Risk: Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.

Leverage Risk: Borrowings, certain derivatives and other trading strategies can create leverage (i.e., a Portfolio’s investment exposures exceed its net asset value), which may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.

Liquidity Allocation Risk: The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.

Liquidity and Valuation Risk: The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk: Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Portfolio Turnover Risk: A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

Quantitative Model Risk: The Portfolio and certain underlying portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the

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quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance. When models prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Portfolio to potential risks. Models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect.

Real Estate Risk: Investments in real estate investment trusts (“REITs”) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify for favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Higher interest rates have a negative impact on real estate markets by increasing financing costs associated with purchasing new real estate or refinancing debt obligations. Additionally, occupancy rates for commercial real estate can reduce the value of existing real estate investments and rental income.

Redemption Risk: A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.

Regulatory Risk: The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the “SEC”), and depending on the Portfolio, the Commodity Futures Trading Commission. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

Short Sale Risk: A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Sovereign Debt Securities Risk: Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social, or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.

11. Reorganization

On June 13-14, 2022, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of AST Moderate Multi-Asset Portfolio (“Moderate Multi-Asset”) (formerly known as AST AllianzGI World Trends Portfolio) (the “Merged Portfolio”) for shares of Balanced Asset Allocation (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio, respectively. Shareholders approved the Plan at a meeting on November 11, 2022 and the reorganization took place at the close of business on December 2, 2022.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
Moderate Multi-Asset	$3,252,733,475	$3,195,705,594

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on December 2, 2022:

Merged Portfolio	Shares
Moderate Multi-Asset	191,968,718

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Acquiring Portfolio	Shares	Value
Balanced Asset Allocation	147,785,958	$3,314,839,041

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Unrealized Appreciation on Investments	Net Assets
Moderate Multi-Asset	$57,027,881	$3,314,839,041
Acquiring Portfolio		Net Assets
Balanced Asset Allocation		$8,329,549,567

Assuming the acquisition had been completed on January 1, 2022, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2022 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized loss on investments (b)	Net decrease in net assets resulting from operations
Balanced Asset Allocation	$146,268,780	$(2,851,480,254)	$(2,705,211,474)

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net investment income from the Merged Portfolio pre-merger as follows: Moderate Multi-Asset $46,862,692.

(b)

Net realized and unrealized loss on investments as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net realized and unrealized loss on investments from the Merged Portfolio pre-merger as follows: Moderate Multi-Asset $ (811,258,376).

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since December 2, 2022.

On September 19-20, 2022, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of AST BlackRock 60/40 Target Allocation ETF Portfolio (“BlackRock 60/40 Target Allocation ETF”) (the “Merged Portfolio”) for shares of Balanced Asset Allocation (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio, respectively. Shareholders approved the Plan at a meeting on January 24, 2023 and the reorganization took place at the close of business on February 24, 2023.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
BlackRock 60/40 Target Allocation ETF	$115,656,259	$115,015,059

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on February 24, 2023:

Merged Portfolio		Shares
BlackRock 60/40 Target Allocation ETF		8,709,330
Acquiring Portfolio	Shares	Value
Balanced Asset Allocation	5,209,884	$115,503,134

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio was carried forward to reflect the tax-free

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status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Unrealized Appreciation on Investments	Net Assets
BlackRock 60/40 Target Allocation ETF	$641,200	$115,503,134
Acquiring Portfolio		Net Assets
Balanced Asset Allocation		$11,184,183,219

Assuming the acquisition had been completed on January 1, 2023, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2023 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized gain on investments (b)	Net increase in net assets resulting from operations
Balanced Asset Allocation	$193,639,681	$1,424,755,939	$1,618,395,620

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2023) of the Acquiring Portfolio, plus net investment income from the Merged Portfolio pre-merger as follows: BlackRock 60/40 Target Allocation ETF $73,475.

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (Year ended December 31, 2023) of the Acquiring Portfolio, plus net realized and unrealized gain on investments from the Merged Portfoliopre-merger as follows: BlackRock 60/40 Target Allocation ETF $1,617,924.

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since February 24, 2023.

On September 19-20, 2022, the Board approved Agreements and Plans of Reorganization (the “Plans”) which provided for the transfer of all the assets of AST American Funds Growth Allocation Portfolio (“American Funds Growth”) and AST Wellington Management Hedged Equity Portfolio (“Wellington Management Hedged Equity”) (the “Merged Portfolios”) for shares of Prudential Growth Allocation (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolios, respectively. Shareholders approved the Plan at a meeting on January 24, 2023 and the reorganization took place at the close of business on February 24, 2023.

On the reorganization date, the Merged Portfolios had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolios	Total Investment Value	Total Investment Cost
American Funds Growth Allocation	$ 593,667,388	$ 603,539,220
Wellington Management Hedged Equity	1,635,587,367	1,653,870,986

The purpose of the transaction was to combine three portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on February 24, 2023:

Merged Portfolios		Shares
American Funds Growth Allocation		41,029,140
Wellington Management Hedged Equity		79,917,994
Acquiring Portfolio	Shares	Value
Prudential Growth Allocation	111,205,883	$2,112,911,783

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios was carried forward to reflect the tax-free status of the acquisition.

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The net assets and net unrealized depreciation immediately before the acquisition were as follows:

Merged Portfolios	Unrealized (Depreciation) on Investments	Net Assets
American Funds Growth Allocation	$ (9,871,832)	$ 563,933,225
Wellington Management Hedged Equity	(18,283,620)	1,548,978,558
Acquiring Portfolio		Net Assets
Prudential Growth Allocation		$11,229,331,353

Assuming the acquisition had been completed on January 1, 2023, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2023 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized gain on investments (b)	Net increase in net assets resulting from operations
Prudential Growth Allocation	$242,159,992	$1,897,957,471	$2,140,117,463

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2023) of the Acquiring Portfolio, plus net investment income from the Merged Portfolios pre-merger as follows: American Funds Growth Allocation $493,486 and Wellington Management Hedged Equity $1,811,062.

(b)

Net realized and unrealized loss on investments as reported in the Statement of Operations (Year ended December 31, 2023) of the Acquiring Portfolio, plus net realized and unrealized loss on investments from the Merged Portfolios pre-merger as follows: American Funds Growth Allocation $19,452,555 and Wellington Management Hedged Equity $14,346,002.

Since both the Merged Portfolios and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolios that have been included in the Acquiring Portfolio’s Statement of Operations since February 24, 2023.

On September 19-20, 2022, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of AST Western Asset Emerging Markets Debt (“Western Asset Emerging Markets Debt”) (the “Merged Portfolio”) for shares of Global Bond (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio, respectively. Shareholders approved the Plan at a meeting on February 8, 2023 and the reorganization took place at the close of business on March 10, 2023.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolios	Total Investment Value	Total Investment Cost
Western Asset Emerging Markets Debt	$12,623,395	$12,574,481

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on March 10, 2023:

Merged Portfolio		Shares
Western Asset Emerging Markets Debt		971,701
Acquiring Portfolio	Shares	Value
Global Bond	995,343	$10,779,562

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio were carried forward to reflect the tax-free status of the acquisition.

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The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Unrealized Appreciation on Investments	Net Assets
Western Asset Emerging Markets Debt	$48,914	$10,779,562
Acquiring Portfolio		Net Assets
Global Bond		$320,699,437

Assuming the acquisition had been completed on January 1, 2023, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2023 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized gain on investments (b)	Net increase in net assets resulting from operations
Global Bond	$9,792,181	$17,320,738	$27,112,919

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2023) of the Acquiring Portfolio, plus net investment income from the Merged Portfolio pre-merger as follows: Western Asset Emerging Markets Debt $ 431,109.

(b)

Net realized and unrealized loss on investments as reported in the Statement of Operations (Year ended December 31, 2023) of the Acquiring Portfolio, plus net realized and unrealized gain (loss) on investments from the Merged Portfoliopre-merger as follows: Western Assets Emerging Markets Debt $376,408.

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since March 10, 2023.

12. Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to each Portfolio.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advanced Series Trust and Shareholders of AST Advanced Strategies Portfolio, AST Balanced Asset Allocation Portfolio, AST Global Bond Portfolio, AST Preservation Asset Allocation Portfolio and AST Prudential Growth Allocation Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AST Advanced Strategies Portfolio, AST Balanced Asset Allocation Portfolio, AST Global Bond Portfolio, AST Preservation Asset Allocation Portfolio and AST Prudential Growth Allocation Portfolio (five of the portfolios constituting Advanced Series Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the four years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of AST Advanced Strategies Portfolio, AST Balanced Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio and AST Prudential Growth Allocation Portfolio as of and for the year ended December 31, 2019 and the financial highlights for the year ended December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 20, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

The financial statements of AST Global Bond Portfolio as of and for the year ended December 31, 2019 and the financial highlights for the year ended December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 24, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 26, 2024

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

Information about the Board Members and the officers of the Trust is set forth below. Board members who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Trust are referred to as “Interested Board Members.” The Board Members oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Board Members

Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 60

Chief Financial Officer and Chief Operating Officer of Grace Church School (since September 2019); President, Candide Business Advisors, Inc. (since 2011); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014).

Director of NextEra Energy Partners, LP (NYSE: NEP) (since February 2015); Member of the Board of Directors, Hubbard Radio, LLC (since 2011); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; formerly Member of the Board of Directors, The MacDowell Colony (2010-2021).

Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 60

Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.

		Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 60

Chairman of the Board of Fellows of Weill Cornell Medicine (since 2014); Director of Apollo Global Management, Inc. (since 2022); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).

		Formerly Director of the Asia-Pacific Fund, Inc. (2006-2019); formerly Director of Sotheby’s (2014-2019) auction house and art-related finance.	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 60

Trinity Investors (since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).

		None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 60

Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018-June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.

Board of Directors of Willis Towers Watson Public Limited Company (WTW) (since April 2023); Chairman of the Board of Auxadi Holdco, S.L. (since February 2022); Non-Executive Director of Auxadi Holdco, S.L (since November 2020); Non-Executive Director of Stout (since January 2020); formerly Non-Executive Director of Clyde & Co. (January 2020-June 2021); Formerly Non-Executive Chairman (September 2019-January 2021) of Litera Microsystems.

Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 60

Director of ICI Mutual Insurance Company (June 2020-June 2023; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.

		Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

D1

Independent Board Members

Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas M. O’Brien 1950 No. of Portfolios Overseen: 60

Chairman, Chief Executive Officer and President of Sterling Bancorp (since June 2020); Chairman, Chief Executive Officer and President of Sterling Bank and Trust, F.S.B.; formerly Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (October 2018-March 2020); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Since July 2003

Interested Board Member
Timothy S. Cronin 1965 Number of Portfolios Overseen: 60

Vice President of Prudential Annuities (since May 2003); Senior Vice President of PGIM Investments LLC (since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since March 2006).

		None.	Since October 2009

Officers(a)

Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary

Chief Legal Officer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005
Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006
Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

D2

Officers(a)

Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since March 2021

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.

Since June 2022

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Elyse M. McLaughlin 1974 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

D3

Officers(a)

Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Alina Srodecka, CPA 1966 Assistant Treasurer

Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003 – May 2006); formerly Tax Manager at Deloitte & Touché (October 1997 – January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994 – May 1997).

Since June 2017

(a) Excludes Mr. Cronin, an Interested Board Member who also serves as President and Principal Executive Officer of the Trust.

Explanatory Notes to Tables:

Timothy S. Cronin is an Interested Board Member because he is an officer of the Trust and an officer of the Manager.

Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Board Members or Officers. The Independent Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Board Member.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America.

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Board Member. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Rock ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

D4

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges, and expenses of the portfolios and on the contracts and should be read carefully.

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the appropriate phone number listed below and on the website of the SEC at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling the appropriate phone number listed below, on the website of the SEC at www.sec.gov., and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the SEC a complete listing of portfolio holdings as of its first and third calendar quarter-end, which are publicly available on Form N-PORT. Form N-PORT is available on the SEC’s website at www.sec.gov or call (800) SEC-0330. Additionally, the Trust makes a complete listing of portfolio holdings as of its first and third calendar quarter-end available on its website listed above.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

   The Prudential Insurance Company of America

   751 Broad Street

   Newark, NJ 07102-3714

Every year we will send you an updated summary prospectus. We will also send you or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report, and a semiannual report, which contain important financial information about the Portfolios.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semiannual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise. Householding is not yet available on all products. You should be aware that by calling (800) 778-2255, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2024 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-C

Advanced Series Trust

ANNUAL REPORT December 31, 2023

 AST Academic Strategies Asset Allocation Portfolio

 AST Capital Growth Asset Allocation Portfolio

 AST J.P. Morgan Global Thematic Portfolio

 AST J.P. Morgan Tactical Preservation Portfolio

 AST T. Rowe Price Asset Allocation Portfolio

 AST T. Rowe Price Growth Opportunities Portfolio

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2023

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments, Financial Statements, and Financial Highlights

	Glossary	A1

	AST Academic Strategies Asset Allocation Portfolio	A3

	AST Capital Growth Asset Allocation Portfolio	A77

	AST J.P. Morgan Global Thematic Portfolio	A150

	AST J.P. Morgan Tactical Preservation Portfolio	A173

	AST T. Rowe Price Asset Allocation Portfolio	A196

	AST T. Rowe Price Growth Opportunities Portfolio	A251

Section B	Notes to Financial Statements

Section C	Report of Independent Registered Public Accounting Firm

Section D	Information about Board Members and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2023

∎	DEAR CONTRACT OWNER:

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin
President,
Advanced Series Trust	January 31, 2024

Market Overview — unaudited	Annual Report	December 31, 2023

Equity Market Overview

Easing inflationary pressures, hopes for central bank interest rate cuts, and artificial intelligence (AI) excitement helped drive equity returns sharply higher in 2023. Markets rose despite several headwinds, including the failure of several high-profile banks in the spring and Hamas’ attack on Israel in October. Anticipation of a rate-cut pivot pushed the 10-year US Treasury yield lower, which helped bond markets post gains for the first time in two years. Conversely, oil and gas prices retreated based on fears of oversupply.

Equities rally worldwide during the year

US equities were led by the tech-heavy Nasdaq Composite, which soared 43.42%. The large-cap S&P 500 Index advanced 26.29%, and the broad-based Russell 3000 Index added 25.96%. Stocks gained internationally as well, with the MSCI ACWI Ex-US Index—a gauge of stock performance in developed and emerging markets outside the US—gaining 15.62%. (Performance is based on net returns in US dollars unless stated otherwise and assumes reinvestment of dividends.)

Rate-cut expectations drove market sentiment

The US Federal Reserve (the Fed) hiked the federal funds rate four times in 2023 but paused at its September Federal Open Market Committee (FOMC) meeting. Market enthusiasm spiked in December when the Fed held interest rates steady for the third consecutive FOMC meeting. After the December meeting, Fed Chairman Jerome Powell noted that rates were “likely at or near peak,” and the Fed signaled the potential for several rate cuts in 2024.

During the year, inflation trended lower while still remaining above the Fed’s 2% target. Gross domestic product gained steadily in both the first and second quarters, followed by faster-than-expected growth in the third quarter.

Generative AI boosts US technology stocks

Enthusiasm over generative AI and its implications for both labor and operational efficiencies drove US stock market gains during the year. The market capitalization of NVIDIA Corp., maker of an overwhelming majority of the chips needed for generative AI programs, surged to over $1 trillion. In all, seven mega-tech companies—Apple, Inc., Alphabet, Inc., Microsoft Corp., Amazon.com, Inc., Meta Platforms, Inc., Tesla, Inc., and NVIDIA Corp. (also known as the Magnificent Seven)—accounted for most of the S&P 500 Index’s positive returns in 2023.

Fueled by technology stocks, growth equities handily outperformed value equities. During the year, the Russell 1000 Growth Index surged 42.68%, significantly higher than the 11.46% gain of the Russell 1000 Value Index. The Russell Midcap Index rose 17.23%, and the small-cap Russell 2000 Index added 16.93%.

Financials gain despite rising rates and bank failures

While financial services stocks ultimately ended the year higher, challenges proliferated as bank profit margins were squeezed by higher interest rates and elevated borrowing costs. Higher rates prompted concerns about liquidity, which then led to several bank runs. Over the course of a few weeks in the spring, the deposits of Silicon Valley Bank Group, Signature Bank, and First Republic Bank were all seized by the Federal Deposit Insurance Corporation, significantly impacting other regional banking stocks. Fears also spread to Europe as the 167-year-old Credit Suisse AG suffered a similar demise before it was absorbed by its rival UBS Group AG.

Oil and gas prices plummet

Despite increasing geopolitical strife in the Middle East and the continuation of the Russia-Ukraine war, oil prices fell during the year. Fears of oversupply weighed on markets, combined with a weaker-than-expected recovery in China. Natural gas prices experienced double-digit losses on record production, higher supply inventories, and a warm start to winter in the northern hemisphere.

Developed markets rally

European equities rose as inflation cooled during 2023. However, unlike the Fed in the United States, neither the European Central Bank nor the Bank of England gave any indication of potential interest rate cuts in 2024. Macroeconomic data in the region remained uncertain.

Japan’s negative interest rate policy, which has been in place since 2016, continued even as inflation remained above the Bank of Japan’s 2% target. The Bank of Japan maintained its conservative guidance, although indications surfaced that it would begin adjusting its ultra-loose monetary policy. Japanese stocks posted solid gains into year-end, helped by better earnings and corporate governance reform.

Developed equity markets outside the US and Canada, as measured by the MSCI EAFE Index, rose 18.85% during the year, while the MSCI Europe Index gained 19.89% and the MSCI Japan Index soared 20.32%.

Market Overview — unaudited (continued)	Annual Report	December 31, 2023

Emerging-market stocks trail as China’s recovery disappoints

Emerging-market stocks gained but underperformed their developed-market peers. The year began with strong hopes for a recovery in China as the country lifted its zero-COVID policy. When that optimism faded following the policy change, confidence waned and pushed down the value of stocks in China. Meanwhile, Indian stocks posted strong returns on bullish sentiment due to solid economic growth and robust international investments.

In Latin America, Mexico’s central bank said interest rate cuts were possible in early 2024 and revised its inflation and growth forecast for the year, while Brazil began its monetary policy easing during the summer. In Argentina, newly elected President Javier Milei lifted the value of stocks with his ideas for economic reform.

Fixed Income Market Overview

After a dismal bond market performance for most of 2023, strong rallies in November and December lifted fixed income prices. The potential end of central bank interest rate hikes and the growing possibility of rate cuts in 2024 were the driving forces behind the renewed strength in bonds.

The rally in bond prices pushed the US 10-year Treasury yield from 5.0% to below 4.0% in a matter of weeks, and the yield ultimately ended the year at 3.88%. (Yields move inversely to prices.) Bonds registered their first gain in two years, with the Bloomberg US Aggregate Bond Index gaining 5.53%. Bonds issued by the US government and indexed to inflation, or Treasury inflation-protected securities (TIPS), added 3.90% per the Bloomberg US TIPS Index.

High yield bonds (i.e., debt rated below investment grade) were the standout performers, rising 13.46%, as measured by the Bloomberg US Corporate High Yield Index. Emerging-market debt, based on the J.P. Morgan EMBI Global Diversified Index, also posted solid gains, up 11.09%. (All returns cited are in US dollars unless stated otherwise.)

Central bankers turn dovish

The year began with consistently hawkish comments from developed-market central banks and continued interest rate hikes. (A hawkish view signals a tighter monetary policy supported by the potential for higher rates. A dovish view signals the potential for a looser monetary policy supported by holding rates steady or lowering them.) Over the reporting period, the Federal Reserve (the Fed) raised rates by an additional 100 basis points. (One basis point equals 0.01%.)

While remaining above the Fed’s 2% target, inflation began to cool in the second half of 2023. Slowing pricing pressures prompted the Fed to pause interest rate hikes at its September Federal Open Market Committee (FOMC) meeting, and it held rates steady through the end of the year. The pause lifted market expectations that the Fed was likely done hiking and increased hopes for future rate cuts. After the December FOMC meeting, Fed Chairman Jerome Powell noted that rates were “likely at or near peak,” and the Fed signaled the potential for several rate cuts in 2024.

The European Central Bank (ECB) also paused interest rate hikes at its October meeting amid a cooling inflation environment. However, ECB officials stated that any hope of rate cuts would be “premature” and that the fight against inflation would continue. Despite a rising inflation trend, the Bank of Japan maintained its negative interest rate policy. However, the Bank of Japan began to loosen its grip on long-term interest rates, and signs emerged of a possible end to the country’s ultra-loose monetary policy.

Investors hope for a soft landing

The US economy proved resilient, as gross domestic product showed better-than-expected real growth in 2023, buoyed by strength in manufacturing and robust (albeit moderating) consumer spending, particularly on travel and entertainment. With inflation cooling and employment growth slowing, investors’ anticipation of a soft landing increased. (A soft landing refers to the central bank tightening monetary policy enough to slow the economy and lower inflation without causing a recession.)

Treasury yields spike but end the year unchanged

Throughout 2023, yields on short-term US Treasuries were higher than those of longer-dated issues, referred to as yield curve inversion. (Typically, longer-term issues command a higher yield than shorter issues.) While the yield curve inversion continued into year-end, interest rates started to normalize.

The 10-year US Treasury yield began the year at 3.88%, spiked as high as 5% in October, only to end the year back at 3.88%. This drop in yields helped the US Treasury market post its first annual gain since 2020. Short-maturity yields, which are more sensitive to changes in monetary policy, declined the most during the year.

Government bonds in the United Kingdom, Germany, and Japan followed a similar path, with 10-year yields retreating from highs earlier in the year.

Credit spreads widen

Spreads and yields tightened into year-end as risk assets benefited from easing pricing pressures, better-than-feared third-quarter corporate earnings, and expectations that the Fed would pivot to interest rate cuts sometime in 2024. (Risk assets generally refer to assets that potentially have a significant

Market Overview — unaudited (continued)	Annual Report	December 31, 2023

degree of price volatility, such as equities, high yield bonds, real estate, and currencies.) These solid fundamentals helped US investment-grade corporate spreads tighten. US high yield bonds rallied strongly amid lower new issuances, resilient economic data, and an ongoing supply deficit.

Emerging-market bond performance varies by region

Emerging-market bonds delivered positive returns in US dollar terms but underperformed their developed-market bond peers. Similar to equities, performance diverged by region. Latin America was the strongest performer, as local-currency bonds benefited from strong domestic economies. Asian bonds had a more mixed performance, as China’s economic headwinds and geopolitical tensions impacted the country’s sovereign bonds. Geopolitical strife caused bonds in emerging-market Europe, the Middle East, and Africa to lag.

AST Academic Strategies Asset Allocation Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	10.21%	5.34%	3.67%
Blended Index	11.87	7.18	4.92
S&P 500 Index	26.29	15.69	12.03

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST Academic Strategies Asset Allocation Portfolio returned 10.21%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Investors began calendar year 2023 (the reporting period) with fears that aggressive interest rate hikes by the US Federal Reserve (the Fed) would tip the US economy into a recession. However, the economy proved more resilient than expected, as inflation pressures eased and the Fed signaled at the end of the reporting period that it was poised to pivot from interest rate hikes to interest rate cuts in 2024. As a result, recession fears gave way to increased optimism that policymakers could pull off a soft landing, which the Portfolio managers believe helped fuel the outperformance of risk assets. (A soft landing refers to the central bank tightening monetary policy to fight inflation without causing a recession.) (Risk assets generally refer to assets that potentially have a significant degree of price volatility, such as equities, high yield bonds, real estate, and currencies.)

Following steep losses in the prior reporting period, US equities rebounded sharply in the reporting period, with the S&P 500 Index gaining 26.29% and finishing just shy of its all-time high. Growth stocks performed particularly well. The Russell 1000 Growth Index soared 42.68%, which was buoyed by a technology sector that gained over 50% due in part to growing optimism over the earnings potential of artificial intelligence. Defensive areas of the equity market, such as consumer staples and utilities, underperformed. Small-cap stocks lagged large-cap stocks but still produced solid gains, with the Russell 2000 Index adding 16.93%.

International developed equities performed well, with the MSCI EAFE Index (GD) rising 18.85% in the reporting period. However, these equities underperformed the US market, where the S&P 500 Index rose 26.29%, benefiting from top-performing technology stocks. At the country level, the United Kingdom underperformed the broad European area and Japan. Emerging market equities lagged their developed market counterparts, with the MSCI Emerging Market Index (GD) gaining a more muted 10.27%. China continued to be a key detractor, producing negative returns for the third straight year as economic growth lagged expectations.

Rate markets were choppy during the reporting period. Global government bond yields were volatile, rising for much of the reporting period only to fall sharply near the end. The US 10-year Treasury yield finished the reporting period exactly where it started, at 3.88%, after flirting with 5% just a few months earlier. Credit spreads tightened along with falling recession odds.

Bonds rebounded during the reporting period. The Bloomberg US Aggregate Bond Index rose 5.53%, the Bloomberg Global Aggregate Bond Index increased 5.71%, and the Bloomberg US High Yield Index gained 13.46%.

What strategies or holdings affected the Portfolio’s performance?*

A slight overweight allocation to US equities and an underweight allocation to US bonds and Treasury inflation-protected securities (TIPS) were positive contributors to the Portfolio’s performance during the reporting period as US equities rallied. Positioning across fixed income sectors also added positively to the Portfolio’s returns during the reporting period. An exposure to shorter-duration bonds added value, as they outperformed the Bloomberg US Aggregate Bond Index amid rising interest rates for much of the reporting period. Out-of-index exposures in high yield, emerging markets debt, and global natural resources were also beneficial.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Academic Strategies Asset Allocation Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

The Portfolio’s subadvisors, in aggregate, added value during the reporting period. Notably, the PGIM Core Plus and PGIM Global Bond Hedged sleeves, along with the Jennison and PGIM QS International Equity sleeves, were strong performers. The Jennison Disciplined Equity and JPMorgan US Equity sleeves also performed positively relative to the Portfolio’s assigned performance index, the Blended Index. Within real assets, the PGIM TIPS, PGIM Real Estate, and PGIM QS Commodity strategies each contributed positively to overall performance.

Tactical asset allocation, along with a defensive posture early in the reporting period, negatively contributed to the Portfolio’s performance. An underweight allocation to real estate investment trusts in the fourth quarter negatively impacted returns, as they experienced a significant rally. An overweight allocation to commodities early in the reporting period and out-of-index exposure to emerging market equities negatively contributed to performance. In the aggregate, US equities detracted from performance over the reporting period. Most of the underperformance was attributed to the defensive sleeves of PGIM Jennison Rising Dividend and Clearbridge Dividend Growth.

During the reporting period, several of the Portfolio’s subadvisors used derivatives, including credit default swaps, total return swaps, and inflation swaps to gain certain market exposures and provide liquidity to shareholders. In general, bond sleeves used derivatives such as interest rate swaps, futures, options, and swaptions (i.e., options on interest rate swaps) to gain interest rate and inflation exposures to various countries. Alternative strategy sleeves used derivatives to produce uncorrelated sources of market exposure, such as using currency forwards or futures contracts to replicate the exposures of a universe of hedge funds or as half of an arbitrage position to hedge another position in a sleeve. During the reporting period, the use of derivatives did not have a material impact on the Portfolio’s performance.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Academic Strategies (As of 12/31/2023)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
AST PGIM Fixed Income Central Portfolio	Fixed Income	7.3%
iShares Core S&P 500 ETF	Unaffiliated Exchange-Traded Funds	1.5%
U.S. Treasury Inflation Indexed Bonds, TIPS, 2.000%, 01/15/26	U.S. Treasury Obligations	1.3%
U.S. Treasury Inflation Indexed Bonds, TIPS, 0.500%, 01/15/28	U.S. Treasury Obligations	1.2%
U.S. Treasury Inflation Indexed Bonds, TIPS, 3.375%, 04/15/32	U.S. Treasury Obligations	1.2%
iShares Core MSCI EAFE ETF	Unaffiliated Exchange-Traded Funds	1.2%
Prologis, Inc. REIT	Equity Real Estate Investment Trusts (REITs)	1.0%
Microsoft Corp.	Software	0.9%
Apple, Inc.	Technology Hardware, Storage & Peripherals	0.8%
Vanguard Total Bond Market ETF	Unaffiliated Exchange-Traded Funds	0.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Capital Growth Asset Allocation Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	18.09%	9.74%	7.30%
Blended Index	19.60	10.84	8.22
S&P 500 Index	26.29	15.69	12.03

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST Capital Growth Asset Allocation Portfolio returned 18.09%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Investors began calendar year 2023 (the reporting period) with fears that aggressive interest rate hikes by the US Federal Reserve (the Fed) would tip the US economy into a recession. However, the economy proved more resilient than expected, as inflation pressures eased and the Fed signaled at the end of the reporting period that it was poised to pivot from interest rate hikes to interest rate cuts in 2024. As a result, recession fears gave way to increased optimism that policymakers could pull off a soft landing, which the Portfolio managers believe helped fuel the outperformance of risk assets. (A soft landing refers to the central bank tightening monetary policy to fight inflation without causing a recession.) (Risk assets generally refer to assets that potentially have a significant degree of price volatility, such as equities, high yield bonds, real estate, and currencies.)

Following steep losses in the prior reporting period, US equities rebounded sharply in the reporting period, with the S&P 500 Index gaining 26.29% and finishing just shy of its all-time high. Growth stocks performed particularly well. The Russell 1000 Growth Index soared 42.68%, which was buoyed by a technology sector that gained over 50% due in part to growing optimism over the earnings potential of artificial intelligence. Defensive areas of the equity market, such as consumer staples and utilities, underperformed. Small-cap stocks lagged large-cap stocks but still produced solid gains, with the Russell 2000 Index adding 16.93%.

International developed equities performed well, with the MSCI EAFE Index (GD) rising 18.85% in the reporting period. However, these equities underperformed the US market, where the S&P 500 Index rose 26.29%, benefiting from top-performing technology stocks. At the country level, the United Kingdom underperformed the broad European area and Japan. Emerging market equities lagged their developed market counterparts, with the MSCI Emerging Market Index (GD) gaining a more muted 10.27%. China continued to be a key detractor, producing negative returns for the third straight year as economic growth lagged expectations.

Rate markets were choppy during the reporting period. Global government bond yields were volatile, rising for much of the reporting period only to fall sharply near the end. The US 10-year Treasury yield finished the reporting period exactly where it started, at 3.88%, after flirting with 5% just a few months earlier. Credit spreads tightened along with falling recession odds.

Bonds rebounded during the reporting period. The Bloomberg US Aggregate Bond Index rose 5.53%, the Bloomberg Global Aggregate Bond Index increased 5.71%, and the Bloomberg US High Yield Index gained 13.46%.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, tactical shifts in international equity exposure contributed to the Portfolio’s performance. A general underweight position in fixed income also positively contributed to relative performance as stocks strongly outperformed bonds. US Treasury bond exposure via future positions in the overlay sleeve helped performance, especially during the fourth quarter when interest rates fell drastically.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Capital Growth Asset Allocation Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

In the aggregate, the Portfolio’s subadvisors added positively to performance during the reporting period. The PGIM Core Plus Bond sleeve added the most value, with an overweight allocation to fixed income risk assets throughout the year being rewarded in part due to historically high yields. In addition, the Portfolio’s active large-cap core equity segment positively contributed, most notably the Jennison Disciplined Equity and JP Morgan Large Cap Core Equity sleeves.

Tactical asset allocation negatively contributed to the Portfolio’s performance during the reporting period. A cautious stance early in the reporting period, with a general underweight to domestic equities, detracted from performance. Cash exposure was the largest drag to relative performance, underperforming the Portfolio’s assigned performance index, the Blended Index, for the reporting period. An out-of-index position in commodities (via an overlay position in a Bloomberg Commodity Index Total Return swap) negatively impacted the Portfolio’s relative performance. An out-of-index position in natural resource stocks was also a drag on returns. The Clearbridge and Jennison dividend growth sleeves also detracted from performance. These sleeves invest in companies that consistently increase their dividends, and positions in the stocks of such companies underperformed more speculative stocks during the reporting period.

Several of the Portfolio’s subadvisors used derivatives during the reporting period to gain certain market exposures and provide liquidity. PGIM Quantitative Solutions manages an active overlay of the Portfolio that used derivatives, including index futures, forwards, and swaps to manage cash flows and provide liquidity for the Portfolio. The use of derivatives did not have a material impact on the Portfolio’s performance during the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Capital Growth Asset Allocation (As of 12/31/2023)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
AST PGIM Fixed Income Central Portfolio	Fixed Income	8.7%
AST Large-Cap Growth Portfolio	Domestic Equity	5.6%
Microsoft Corp.	Software	2.5%
AST Large-Cap Value Portfolio	Domestic Equity	2.5%
Apple, Inc.	Technology Hardware, Storage & Peripherals	2.4%
AST Small-Cap Value Portfolio	Domestic Equity	1.4%
AST Small-Cap Growth Portfolio	Domestic Equity	1.4%
Amazon.com, Inc.	Broadline Retail	1.3%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	1.1%
iShares Core U.S. Aggregate Bond ETF	Unaffiliated Exchange-Traded Funds	0.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST J.P. Morgan Global Thematic Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	13.88%	7.51%	5.59%
Blended Index	16.59	8.54	6.33
S&P 500 Index	26.29	15.69	12.03

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST J.P. Morgan Global Thematic Portfolio returned 13.88%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Financial markets rebounded in calendar year 2023 (the reporting period) as inflation cooled, recession fears faded, and the US Federal Reserve signaled the potential for interest rate cuts. Global stocks, as measured by the MSCI ACWI, rallied more than 22% in the reporting period, although this performance masked meaningful regional and sector dispersion. A rebound in US tech stocks during the reporting period, after a slump in the previous reporting period, propelled the S&P 500 Index to gains of 24%. But just as technology was recovering, parts of the transportation and logistics sectors reported sharp slowdowns in earnings. While the global economy avoided a recession during the reporting period, a number of sectors and regions endured rolling slowdowns.

Global fixed income also experienced a comeback. The Bloomberg US Aggregate Bond Index returned 5.53% during the reporting period. After struggling for much of the reporting period, the Index posted strong gains in November and December, aided by a plummet in yields near the end of the reporting period. The US 10-year Treasury yield finished the reporting period about where it started, at approximately 3.88%.

What strategies or holdings affected the Portfolio’s performance?*

Versus its assigned performance index, the Blended Index, security selection contributed to performance while asset allocation detracted from performance during the reporting period.

At the beginning of the reporting period, the Portfolio was positioned with 61% allocated to equities, which increased to 72% by the end of the reporting period amid the equity market rally and a positive investor outlook. Over the reporting period, the Portfolio’s fixed income allocation fluctuated between 18% and 52%, which was spread mostly across US and non-US developed government bonds.

Strategic asset allocation decisions negatively impacted performance during the reporting period. The overall effect of tactical asset allocation decisions was negative, as the allocation to US large-cap equities contributed the most to performance. Allocations to European equities detracted from performance.

Security selection benefited performance during the reporting period, with Global Select and International Focus strategies contributing positively to returns and the Emerging Markets Focus strategy detracting from performance.

J.P. Morgan used derivatives in the form of futures and forwards throughout the Portfolio during the reporting period. In J.P. Morgan’s view, futures offer an efficient way to gain access to various markets. The Portfolio used futures to access the following asset classes: US large-cap equity, US small-cap equity, international developed equity, emerging market equity, and government bonds. Derivatives usage in the Portfolio positively impacted performance during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST J.P. Morgan Global Thematic Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST J.P. Morgan Global Thematic (As of 12/31/2023)

Ten Largest Holdings	Asset Class/Line of Business	Country	% of Net Assets
AST J.P. Morgan Fixed Income Central Portfolio	Fixed Income	United States	27.1%
Microsoft Corp.	Software	United States	2.6%
Amazon.com, Inc.	Broadline Retail	United States	1.7%
U.S. Treasury Notes, 0.875%, 01/31/24	U.S. Treasury Obligations	United States	1.2%
Apple, Inc.	Technology Hardware, Storage & Peripherals	United States	1.2%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	United States	1.1%
UnitedHealth Group, Inc.	Health Care Providers & Services	United States	1.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Semiconductors & Semiconductor Equipment	Taiwan	1.0%
Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	United States	0.9%
Mastercard, Inc. (Class A Stock)	Financial Services	United States	0.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST J.P. Morgan Tactical Preservation Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	10.35%	5.08%	4.07%
Blended Index	12.84	6.18	4.94
S&P 500 Index	26.29	15.69	12.03

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST J.P. Morgan Tactical Preservation Portfolio returned 10.35%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Financial markets rebounded in calendar year 2023 (the reporting period) as inflation cooled, recession fears faded, and the US Federal Reserve signaled the potential for interest rate cuts. Global stocks, as measured by the MSCI ACWI, rallied more than 22% in the reporting period, although this performance masked meaningful regional and sector dispersion. A rebound in US tech stocks during the reporting period, after a slump in the previous reporting period, propelled the S&P 500 Index to gains of 24%. But just as technology was recovering, parts of the transportation and logistics sectors reported sharp slowdowns in earnings. While the global economy avoided a recession during the reporting period, a number of sectors and regions endured rolling slowdowns.

Global fixed income also experienced a comeback. The Bloomberg US Aggregate Bond Index returned 5.53% during the reporting period. After struggling for much of the reporting period, the Index posted strong gains in November and December, aided by a plummet in yields near the end of the reporting period. The US 10-year Treasury yield finished the reporting period about where it started, at approximately 3.88%.

What strategies or holdings affected the Portfolio’s performance?*

Versus its assigned performance index, the Blended Index, security selection contributed to performance while asset allocation detracted from performance during the reporting period.

Strategic asset allocation decisions negatively impacted performance during the reporting period. The overall effect of tactical asset allocation decisions was negative, with the allocation to US large-cap equities benefiting performance. The allocations to US government bonds detracted from performance.

Security selection positively contributed to performance over the reporting period, with the Global Select strategy contributing the most to performance, while the Central Fixed Income strategy detracted from performance.

J.P. Morgan used derivatives in the form of futures, forwards, and swaps throughout the Portfolio during the reporting period. In J.P. Morgan’s view, futures offer an efficient way to gain access to various markets. The Portfolio uses futures to access the following asset classes: US large-cap equity, US small-cap equity, international developed equity, emerging market equity, and government bonds. Derivatives usage in the Portfolio positively impacted performance during the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST J.P. Morgan Tactical Preservation Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST J.P. Morgan Tactical Preservation (As of 12/31/2023)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
AST J.P. Morgan Fixed Income Central Portfolio	Fixed Income	46.2%
Microsoft Corp.	Software	1.6%
U.S. Treasury Notes, 0.875%, 01/31/24	U.S. Treasury Obligations	1.2%
Amazon.com, Inc.	Broadline Retail	1.1%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	Semiconductors & Semiconductor Equipment	0.8%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	0.7%
UnitedHealth Group, Inc.	Health Care Providers & Services	0.7%
Samsung Electronics Co. Ltd. (South Korea)	Technology Hardware, Storage & Peripherals	0.7%
Apple, Inc.	Technology Hardware, Storage & Peripherals	0.7%
Mastercard, Inc. (Class A Stock)	Financial Services	0.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T. Rowe Price Asset Allocation Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	16.86%	8.37%	6.40%
Blended Index	16.50	8.77	6.81
S&P 500 Index	26.29	15.69	12.03

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST T. Rowe Price Asset Allocation Portfolio returned 16.86%. The Portfolio outperformed its Blended Index and underperformed the S&P 500 Index.

What were the market conditions during reporting period?

Major US stock indexes produced strong gains in calendar year 2023 (the reporting period). Equity markets rebounded from poor performance in the previous reporting period, which T. Rowe Price believes was driven by generally favorable corporate earnings, a resilient economy, and increasing investor interest in artificial intelligence. Despite regional banking turmoil in March following the failures of Silicon Valley Bank and Signature Bank and an increase in volatility coinciding with Israel’s response to Hamas attacks in early October, the market generated positive returns. Arguably the most significant factor affecting the US economy and the financial markets throughout the reporting period was rising interest rates in response to elevated inflation. In the fourth quarter, equities rallied and lifted several indexes to their highest levels in about two years. European stock markets advanced broadly in dollar terms, with stocks in Italy, Spain, and Denmark leading the surge. Australian stocks saw solid growth during the reporting period, while developed Asian markets also advanced, though they generally trailed European markets. Japan’s highly stimulative monetary policy helped it to lead the region in gains. Hong Kong stocks, on the other hand, had a double-digit decline, hampered in part by the decline in Chinese stocks. China’s sluggish economy was hindered in part by ongoing distress in its real estate sector.

Within fixed income, most global markets produced gains. The US Federal Reserve (the Fed) raised short-term interest rates four times through the end of July, lifting the fed funds rate to a range of 5.25% to 5.50%, which was the highest level in 22 years. However, interest rates appeared to have peaked, and inflation dropped in major global economies toward the end of the reporting period, with Fed officials in December signaling several potential interest rate cuts in 2024. US fixed income securities saw gains at the close of the reporting period. High yield bonds, which are less sensitive to interest rate movements and more sensitive to credit-related trends, strongly outperformed higher-quality bonds. Bonds in developed markets outside of the US also produced strong gains during the reporting period in US dollar terms, which was aided by a weaker dollar versus major European currencies. Emerging market bonds produced strong returns in dollar terms, as most emerging market currencies strengthened versus the US dollar.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio outperformed its blended benchmark index. Security selection, exposure to out-of-index sectors, and tactical decisions all contributed to the Portfolio’s relative performance for the period.

Security selection within the underlying portfolios contributed to the Portfolio’s relative results during the reporting period. Favorable selection among large-cap stocks was a significant contributor, while selection among small-cap stocks contributed more modestly. In contrast, selection among international equities modestly detracted from performance.

The inclusion of diversifying sectors within the Portfolio had a positive impact on relative returns. In particular, diversifying allocations to high yield securities and emerging markets bonds was beneficial. Out-of-index exposure to real assets equities, however, weighed on the Portfolio’s relative results.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T. Rowe Price Asset Allocation Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

Tactical allocation decisions had a positive impact on the Portfolio’s relative returns for the reporting period. High yield bonds outpaced higher-quality issues, and an overweight allocation to the sector relative to investment-grade bonds also boosted the Portfolio’s relative results.

During the reporting period, the Portfolio held equity options, index futures, interest rate futures, forwards, credit default swaps, and interest rate swaps, which generated gross exposure of approximately 26.6%. During the reporting period, the estimated return impact was -2 basis points (bps) from employing currency forwards, 100 bps from futures, 37 bps from swaps, and a negligible impact from warrants. (One basis point equals 0.01%.)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST T. Rowe Price Asset Allocation (As of 12/31/2023)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
AST T. Rowe Price Fixed Income Central Portfolio	Fixed Income	14.1%
Microsoft Corp.	Software	2.4%
Apple, Inc.	Technology Hardware, Storage & Peripherals	2.2%
Amazon.com, Inc.	Broadline Retail	1.2%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	1.1%
Federal National Mortgage Assoc., 3.000%, TBA	U.S. Government Agency Obligations	1.0%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	0.8%
Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	0.7%
Broadcom, Inc.	Semiconductors & Semiconductor Equipment	0.6%
Tesla, Inc.	Automobiles	0.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T. Rowe Price Growth Opportunities Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	17.65%	9.65%	7.33%
Blended Index	21.01	11.57	8.85
S&P 500 Index	26.29	15.69	12.54

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 02/10/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST T. Rowe Price Growth Opportunities Portfolio returned 17.65%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Major US stock indexes produced strong gains in calendar year 2023 (the reporting period). Equity markets rebounded from poor performance in the previous reporting period, which T. Rowe Price believes was driven by generally favorable corporate earnings, a resilient economy, and increasing investor interest in artificial intelligence. Despite regional banking turmoil in March following the failures of Silicon Valley Bank and Signature Bank and an increase in volatility coinciding with Israel’s response to Hamas attacks in early October, the market generated positive returns. Arguably the most significant factor affecting the US economy and the financial markets throughout the reporting period was rising interest rates in response to elevated inflation. In the fourth quarter, equities rallied and lifted several indexes to their highest levels in about two years. European stock markets advanced broadly in dollar terms, with stocks in Italy, Spain, and Denmark leading the surge. Australian stocks saw solid growth during the reporting period, while developed Asian markets also advanced, though they generally trailed European markets. Japan’s highly stimulative monetary policy helped it to lead the region in gains. Hong Kong stocks, on the other hand, had a double-digit decline, hampered in part by the decline in Chinese stocks. China’s sluggish economy was hindered in part by ongoing distress in its real estate sector.

Within fixed income, most global markets produced gains. The US Federal Reserve (the Fed) raised short-term interest rates four times through the end of July, lifting the fed funds rate to a range of 5.25% to 5.50%, which was the highest level in 22 years. However, interest rates appeared to have peaked, and inflation dropped in major global economies toward the end of the reporting period, with Fed officials in December signaling several potential interest rate cuts in 2024. US fixed income securities saw gains at the close of the reporting period. High yield bonds, which are less sensitive to interest rate movements and more sensitive to credit-related trends, strongly outperformed higher-quality bonds. Bonds in developed markets outside of the US also produced strong gains during the reporting period in US dollar terms, which was aided by a weaker dollar versus major European currencies. Emerging market bonds produced strong returns in dollar terms, as most emerging market currencies strengthened versus the US dollar.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio underperformed its blended benchmark index. Exposure to out-of-index sectors and security selection within the underlying asset allocations both detracted from the Portfolio’s relative results for the period, while the impact from tactical positioning contributed to performance.

Diversifying exposure to the real estate sector weighed on the Portfolio’s relative performance during the reporting period. Real estate lagged broader equities, particularly early in the period, as elevated interest rates weighed negatively on activity within the sector.

Security selection among certain underlying asset allocations had a moderately negative effect on the Portfolio’s relative performance during the reporting period. Most notably, unfavorable selection among dividend-paying growth stocks held back returns. However, favorable selection within the allocation to US large-cap growth stocks contributed to the Portfolio’s relative performance, as did selection among international growth stocks.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T. Rowe Price Growth Opportunities Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

Tactical allocation decisions had a moderately positive impact on the Portfolio’s relative returns during the reporting period. Portfolio positioning among stocks, bonds, and cash had a slightly positive impact.

As of the end of the reporting period, the Portfolio held equity options, index futures, credit default swaps, and interest rate futures, which generated gross exposure of approximately 19.1%. During the period, the estimated return impact was negligible from using currency forwards, 121 basis points (bps) from futures, a negligible impact from options and rights, and 14 bps from swaps. (One basis point equals 0.01%.)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST T. Rowe Price Growth Opportunities (As of 12/31/2023)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
AST T. Rowe Price Fixed Income Central Portfolio	Fixed Income	6.5%
Microsoft Corp.	Software	2.8%
Apple, Inc.	Technology Hardware, Storage & Peripherals	1.9%
Federal National Mortgage Assoc., 3.000%, TBA	U.S. Government Agency Obligations	1.0%
Amazon.com, Inc.	Broadline Retail	1.0%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	0.9%
Visa, Inc. (Class A Stock)	Financial Services	0.9%
JPMorgan Chase & Co.	Banks	0.8%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	0.8%
UnitedHealth Group, Inc.	Health Care Providers & Services	0.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2023

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in a market index.

AST Academic Strategies Asset Allocation Portfolio Blended Index consists of 20% Russell® 3000 Index / 20% MSCI EAFE Index GD / 20% Bloomberg US Aggregate Index / 8% Bloomberg Commodity Index Total Return / 8% Bloomberg US TIPS / 15% ICE BofA 3 Month T-Bill / 9% Wilshire US REIT.

AST Capital Growth Asset Allocation Portfolio Blended Index consists of Russell 3000 Index (60%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg US Aggregate Bond Index (25%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST J.P. Morgan Global Thematic Portfolio Blended Index consists of 65% MSCI All-Country World GD / 35% Bloomberg US Aggregate Bond Index.

AST J.P. Morgan Tactical Preservation Portfolio Blended Index consists of the MSCI World Index (GD) (40%), an unmanaged index of 1,643 world stocks used as a common benchmark for world or global stock funds, and Bloomberg US Aggregate Bond Index (60%), an unmanaged index that measures the investment grade, US dollar denominated, fixed-rate taxable bond market.

AST T. Rowe Price Asset Allocation Portfolio Blended Index consists of the Russell 3000 Index (45%), an unmanaged market cap weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST T. Rowe Price Growth Opportunities Portfolio Blended Index consists of Russell 3000 Index (60%), a market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg US Aggregate Bond Index (15%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (25%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas market. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The S&P 500 index is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

ICE BOFA IS LICENSING THE BOFA INDICES “ASIS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2023

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Academic Strategies Asset Allocation	Actual	$1,000.00	$1,043.40	1.11%	$5.72

	Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65

AST Capital Growth Asset Allocation	Actual	$1,000.00	$1,065.00	0.89%	$4.63

	Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53

AST J.P. Morgan Global Thematic	Actual	$1,000.00	$1,059.20	1.00%	$5.19

	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09

AST J.P. Morgan Tactical Preservation	Actual	$1,000.00	$1,050.60	0.92%	$4.76

	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

AST T. Rowe Price Asset Allocation	Actual	$1,000.00	$1,063.10	0.88%	$4.58

	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

AST T. Rowe Price Growth Opportunities	Actual	$1,000.00	$1,066.80	0.98%	$5.11

	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2023, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
CNY	China Yuan
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	US Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
A — Annual payment frequency for swaps
ABX — Asset-Backed Securities Index
ADR — American Depositary Receipt
ANZ — Australia and New Zealand Banking Group
ASX — Australian Securities Exchange
BABs — Build America Bonds

BARC — Barclays Bank PLC
BATE — CBOE- Europe – BXE Order Books
BBR — New Zealand Bank Bill Rate
BBSW — Australian Bank Bill Swap Reference Rate
BBVA — Banco Bilbao Vizcaya Argentaria
BMO — BMO Capital Markets
BNP — BNP Paribas S.A.
BNYM — Bank of New York Mellon
BOA — Bank of America, N.A.
BROIS — Brazil Overnight Index Swap
BTP — Buoni del Tesoro Poliennali
BUBOR — Budapest Interbank Offered Rate
CA — Credit Agricole Securities Inc.
CBA — Commonwealth Bank of Australia
CBOE — Chicago Board Options Exchange
CDI — Chess Depository Interest
CDOR — Canadian Dollar Offered Rate
CDX — Credit Derivative Index
CGM — Citigroup Global Markets, Inc.
CIBOR — Copenhagen Interbank Offered Rate
CITI — Citibank, N.A.
CLO — Collateralized Loan Obligation
CLOIS — Sinacofi Chile Interbank Rate Average
CMBX — Commercial Mortgage-Backed Index
CME — Chicago Mercantile Exchange
CMT — Constant Maturity Treasury
COOIS — Colombia Overnight Interbank Reference Rate
CORRA — Canadian Overnight Repo Rate Average
CPI — Consumer Price Index
CSI — Credit Suisse International
CVA — Certificate Van Aandelen (Bearer)
CVT — Convertible Security
CWMC — CIBC World Markets Corp
DAC — Designated Activity Company
DB — Deutsche Bank AG
DJ — Dow Jones
EAFE — Europe, Australasia, Far East
EMTN — Euro Medium Term Note
ETF — Exchange-Traded Fund
EURIBOR — Euro Interbank Offered Rate
EuroSTR — Euro Short-Term Rate
FHLMC — Federal Home Loan Mortgage Corporation
FREMF — Freddie Mac Mortgage Trust
FTSE — Financial Times Stock Exchange
GDR — Global Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.

A1

Glossary (CONTINUED)

GMTN — Global Medium Term Note
GS — Goldman Sachs & Co. LLC
GSB — Goldman Sachs Bank USA
GSI — Goldman Sachs International
HIBOR — Hong Kong Interbank Offered Rate
HICP — Harmonised Index of Consumer Prices
HSBC — HSBC Bank PLC
iBoxx — Bond Market Indices
IO — Interest Only (Principal amount represents notional)
JPM — JPMorgan Chase Bank N.A.
JPS — J.P. Morgan Securities LLC
KLIBOR — Kuala Lumpur Interbank Offered Rate
KWCDC — Korean Won Certificate of Deposit
LIBOR — London Interbank Offered Rate
LME — London Metal Exchange
LP — Limited Partnership
M — Monthly payment frequency for swaps
MASTR — Morgan Stanley Structured Asset Security
MIB — Borsa Italiana Stock Exchange
ML — Merrill Lynch International
MSC — Morgan Stanley & Co. LLC
MSCI — Morgan Stanley Capital International
MSCS — Morgan Stanley Capital Services LLC
MSI — Morgan Stanley & Co International PLC
MTN — Medium Term Note
NASDAQ — National Association of Securities Dealers Automated Quotations
NIBOR — Norwegian Interbank Offered Rate
NSA — Non-Seasonally Adjusted
NVDR — Non-voting Depositary Receipt
NWM — NatWest Markets PLC
NYSE — New York Stock Exchange
OAT — Obligations Assimilables du Tresor
OOTC — OTC Bulletin Board – Other OTC
OTC — Over-the-counter
PIK — Payment-in-Kind
PIPE — Private Investments in Public Equity
PJSC — Public Joint-Stock Company
PRFC — Preference Shares
PRI — Primary Rate Interface
PRIBOR — Prague Interbank Offered Rate
Q — Quarterly payment frequency for swaps
RBC — Royal Bank of Canada
RBOB — Reformulated Gasoline Blendstock for Oxygen Blending
REITs — Real Estate Investment Trust

REMIC — Real Estate Mortgage Investment Conduit
RFUCCT — Refinitiv USD IBOR Consumer Cash Fallbacks Term
S — Semiannual payment frequency for swaps
S&P — Standard & Poor’s
SARON — Swiss Average Rate Overnight
SCB — Standard Chartered Bank
SCS — Standard Chartered Securities
SDR — Sweden Depositary Receipt
SG — Societe Generale
SGMX — Sigma X MTF
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
SORA — Singapore Overnight Rate Average
SPDR — Standard & Poor’s Depositary Receipts
SPI — Share Price Index
SSB — State Street Bank & Trust Company
STIBOR — Stockholm Interbank Offered Rate
STOXX — Stock Index of the Eurozone
STRIPs — Separate Trading of Registered Interest and Principal of Securities
T — Swap payment upon termination
TAIBOR — Taiwan Interbank Offered Rate
TBA — To Be Announced
TD — The Toronto-Dominion Bank
TELBOR — Tel Aviv Interbank Offered Rate
THOR — Thai Overnight Repurchase Rate
TIPS — Treasury Inflation-Protected Securities
TONAR — Tokyo Overnight Average Rate
UAG — UBS AG
UBS — UBS Securities LLC
ULSD — Ultra-Low Sulfur Diesel
USOIS — United States Overnight Index Swap
UTS — Unit Trust Security
WBC — Westpac Banking Corp.
WIBOR — Warsaw Interbank Offered Rate
WTI — West Texas Intermediate
XAMS — Amsterdam Stock Exchange
XASX — Australian Stock Exchange
XHKG — Hong Kong Stock Exchange
XJSE — Johannesburg Stock Exchange
XLON — London Stock Exchange
XNGS — NASDAQ Global Select Exchange
XPAR — Paris Stock Exchange
XTKS — Tokyo Stock Exchange
XTSE — Toronto Stock Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 66.9%
AFFILIATED MUTUAL FUNDS — 9.7%
Domestic Equity — 1.7%
AST ClearBridge Dividend Growth Portfolio*	394,106	$12,142,416
AST Small-Cap Growth Portfolio*	134,216	9,366,901
AST Small-Cap Value Portfolio*	271,656	10,293,053
AST T. Rowe Price Natural Resources Portfolio*	360,657	10,570,845

		42,373,215

Fixed Income — 7.8%
AST High Yield Portfolio*	985,534	11,974,234
AST PGIM Fixed Income Central Portfolio*	17,315,935	184,761,030

		196,735,264

International Equity — 0.2%
AST Emerging Markets Equity Portfolio*	485,722	4,386,067

TOTAL AFFILIATED MUTUAL FUNDS (cost $229,017,133)(wa)		243,494,546

COMMON STOCKS — 34.2%
Aerospace & Defense — 0.5%
Airbus SE (France)	6,842	1,057,010
Airbus SE (France), ADR	3,593	138,582
Axon Enterprise, Inc.*	1,200	309,996
BAE Systems PLC (United Kingdom)	77,632	1,098,819
Boeing Co. (The)*	5,500	1,433,630
Curtiss-Wright Corp.	2,300	512,417
Dassault Aviation SA (France)	1,478	292,836
Howmet Aerospace, Inc.	17,670	956,300
Kongsberg Gruppen ASA (Norway)	5,718	261,776
Lockheed Martin Corp.	156	70,705
Melrose Industries PLC (United Kingdom)	74,317	537,192
MTU Aero Engines AG (Germany)	2,020	435,200
Northrop Grumman Corp.	2,368	1,108,556
Rheinmetall AG (Germany)	1,455	461,433
Rolls-Royce Holdings PLC (United Kingdom)*	294,753	1,124,297
RTX Corp.	1,000	84,140
Saab AB (Sweden) (Class B Stock)	3,520	212,128
Safran SA (France)	11,358	2,002,534
Singapore Technologies Engineering Ltd. (Singapore)	56,600	166,670
Textron, Inc.	10,800	868,536
Thales SA (France)	2,629	389,283
Woodward, Inc.	1,300	176,969

		13,699,009

Air Freight & Logistics — 0.1%
C.H. Robinson Worldwide, Inc.	1,900	164,141
Deutsche Post AG (Germany)	12,765	631,817
DSV A/S (Denmark)	580	101,910
FedEx Corp.	4,700	1,188,959
Sankyu, Inc. (Japan)	8,100	296,897
Yamato Holdings Co. Ltd. (Japan)	28,200	520,388

		2,904,112

	Shares	Value
COMMON STOCKS (continued)
Automobile Components — 0.1%
Bridgestone Corp. (Japan)	7,000	$289,110
Cie Generale des Etablissements Michelin SCA (France)	23,142	831,412
Denso Corp. (Japan)	51,600	774,637
Mobileye Global, Inc. (Israel) (Class A Stock)*(a)	12,077	523,175
Sumitomo Electric Industries Ltd. (Japan)	32,100	407,304

		2,825,638

Automobiles — 0.7%
Bayerische Motoren Werke AG (Germany)	6,138	682,985
BYD Co. Ltd. (China) (Class H Stock)	27,026	745,502
Ferrari NV (Italy)	7,543	2,546,568
Ford Motor Co.	71,300	869,147
General Motors Co.	32,300	1,160,216
Honda Motor Co. Ltd. (Japan)	85,800	885,046
Isuzu Motors Ltd. (Japan)	10,400	133,325
Kia Corp. (South Korea)	3,050	235,867
Mahindra & Mahindra Ltd. (India)	45,453	943,995
Mazda Motor Corp. (Japan)	66,300	708,686
Mercedes-Benz Group AG (Germany)	8,785	606,146
Stellantis NV	61,195	1,433,839
Subaru Corp. (Japan)	42,700	778,823
Suzuki Motor Corp. (Japan)	5,800	247,176
Tesla, Inc.*	15,442	3,837,028
Toyota Motor Corp. (Japan)	150,800	2,763,217
Volkswagen AG (Germany)	507	66,343

		18,643,909

Banks — 2.0%
ABN AMRO Bank NV (Netherlands), 144A, CVA	50,921	765,775
AIB Group PLC (Ireland)	9,452	40,481
ANZ Group Holdings Ltd. (Australia)	34,436	608,416
Banco Bilbao Vizcaya Argentaria SA (Spain)	168,826	1,538,724
Banco BPM SpA (Italy)	21,782	115,422
Banco Santander SA (Spain)	351,037	1,468,277
Bangkok Bank PCL (Thailand)	63,200	289,517
Bank Central Asia Tbk PT (Indonesia)	1,617,073	987,546
Bank Hapoalim BM (Israel)	665	5,974
Bank Leumi Le-Israel BM (Israel)	803	6,462
Bank Mandiri Persero Tbk PT (Indonesia)	1,185,063	465,537
Bank of America Corp.	83,309	2,805,014
Bank of China Ltd. (China) (Class H Stock)	379,000	144,013
Bank of Ireland Group PLC (Ireland)	36,774	333,851
Bank of Montreal (Canada)	377	37,303
Bank of Nova Scotia (The) (Canada)	629	30,618
Banque Cantonale Vaudoise (Switzerland)	16	2,063
Barclays PLC (United Kingdom)	202,516	396,540
BNP Paribas SA (France)	27,475	1,908,021
BOC Hong Kong Holdings Ltd. (China)	159,436	433,112
CaixaBank SA (Spain)	149,163	614,304

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Banks (cont’d.)
Canadian Imperial Bank of Commerce (Canada)	478	$23,015
Chiba Bank Ltd. (The) (Japan)	277	1,996
China Construction Bank Corp. (China) (Class H Stock)	740,000	440,189
Citigroup, Inc.	21,116	1,086,207
Citizens Financial Group, Inc.	253	8,384
Commerzbank AG (Germany)	30,624	363,991
Commonwealth Bank of Australia (Australia)	23,518	1,792,472
Concordia Financial Group Ltd. (Japan)	555	2,530
Credicorp Ltd. (Peru)	2,846	426,701
Credit Agricole SA (France)	44,036	626,045
Danske Bank A/S (Denmark)	20,477	547,377
DBS Group Holdings Ltd. (Singapore)	67,247	1,700,598
DNB Bank ASA (Norway)	13,451	285,985
East West Bancorp, Inc.	290	20,865
Emirates NBD Bank PJSC (United Arab Emirates)	32,030	150,833
Erste Group Bank AG (Austria)	23,185	939,107
Fifth Third Bancorp	357	12,313
FinecoBank Banca Fineco SpA (Italy)	4,019	60,462
First Citizens BancShares, Inc. (Class A Stock)	6	8,514
First Horizon Corp.	279	3,951
Hana Financial Group, Inc. (South Korea)	6,049	202,911
HDFC Bank Ltd. (India)	5,637	115,423
HDFC Bank Ltd. (India), ADR	14,753	990,074
HSBC Holdings PLC (United Kingdom)	333,618	2,698,958
Huntington Bancshares, Inc.	55,156	701,584
ING Groep NV (Netherlands)	102,689	1,539,775
Intesa Sanpaolo SpA (Italy)	472,392	1,382,405
Japan Post Bank Co. Ltd. (Japan)	757	7,704
JPMorgan Chase & Co.	19,625	3,338,212
KB Financial Group, Inc. (South Korea)	6,280	262,013
KBC Group NV (Belgium)	1,639	106,370
KeyCorp.	491	7,070
Lloyds Banking Group PLC (United Kingdom)	638,816	387,466
M&T Bank Corp.	87	11,926
Mediobanca Banca di Credito Finanziario SpA (Italy)	14,119	174,959
Mitsubishi UFJ Financial Group, Inc. (Japan)	209,700	1,799,674
Mizrahi Tefahot Bank Ltd. (Israel)	81	3,136
Mizuho Financial Group, Inc. (Japan)	31,062	529,850
National Australia Bank Ltd. (Australia)	65,177	1,362,257
National Bank of Canada (Canada)	179	13,644
NatWest Group PLC (United Kingdom)	159,688	444,796
Nedbank Group Ltd. (South Africa)	19,049	224,866
Nordea Bank Abp (Finland)	48,353	600,295
NU Holdings Ltd. (Brazil) (Class A Stock)*	140,122	1,167,216
OTP Bank Nyrt (Hungary)	2,859	130,234
Oversea-Chinese Banking Corp. Ltd. (Singapore)	76,171	749,478
Pinnacle Financial Partners, Inc.	240	20,933

	Shares	Value
COMMON STOCKS (continued)
Banks (cont’d.)
PNC Financial Services Group, Inc. (The)	1,310	$202,853
Regions Financial Corp.	492	9,535
Resona Holdings, Inc. (Japan)	1,120	5,678
Royal Bank of Canada (Canada)	731	73,925
Sberbank of Russia PJSC (Russia)^	151,076	—
Shizuoka Financial Group, Inc. (Japan)	245	2,072
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	27,390	378,001
Societe Generale SA (France)	4,826	128,397
Standard Chartered PLC (United Kingdom)	1,241	10,531
Sumitomo Mitsui Financial Group, Inc. (Japan)	19,665	956,896
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	12,342	236,373
Svenska Handelsbanken AB (Sweden) (Class A Stock)	46,880	509,466
Swedbank AB (Sweden) (Class A Stock)	13,924	281,511
Tisco Financial Group PCL (Thailand)	63,900	186,682
Toronto-Dominion Bank (The) (Canada)	968	62,549
Truist Financial Corp.	23,533	868,838
U.S. Bancorp	7,377	319,277
UniCredit SpA (Italy)	71,566	1,948,720
United Overseas Bank Ltd. (Singapore)	14,461	312,115
Webster Financial Corp.	92	4,670
Wells Fargo & Co.	52,054	2,562,098
Westpac Banking Corp. (Australia)	37,899	591,319

		50,123,240

Beverages — 0.3%
Ambev SA (Brazil)	36,700	103,142
Anheuser-Busch InBev SA/NV (Belgium)	3,599	232,309
Asahi Group Holdings Ltd. (Japan)	46	1,713
Brown-Forman Corp. (Class B Stock)	30	1,713
Budweiser Brewing Co. APAC Ltd. (China), 144A.	186	349
Carlsberg A/S (Denmark) (Class B Stock)	2,623	329,145
Coca-Cola Co. (The)	46,839	2,760,222
Coca-Cola Europacific Partners PLC (United Kingdom)	3,419	228,184
Coca-Cola HBC AG (Italy)*	12,033	353,324
Davide Campari-Milano NV (Italy)	56	632
Diageo PLC (United Kingdom)	24,651	894,712
Keurig Dr. Pepper, Inc.	86	2,866
Kirin Holdings Co. Ltd. (Japan)	35,274	516,416
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	1,232	298,488
Molson Coors Beverage Co. (Class B Stock)	2,800	171,388
Monster Beverage Corp.*	3,975	229,000
PepsiCo, Inc.	8,577	1,456,718
Pernod Ricard SA (France)	3,466	612,518
Remy Cointreau SA (France)	2	255

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Beverages (cont’d.)
Suntory Beverage & Food Ltd. (Japan)	15	$493
Treasury Wine Estates Ltd. (Australia)	21,530	158,407

		8,351,994

Biotechnology — 0.4%
AbbVie, Inc.	21,421	3,319,612
Alnylam Pharmaceuticals, Inc.*	6	1,148
Amgen, Inc.	2,183	628,748
Argenx SE (Netherlands)*	173	65,804
Biogen, Inc.*	1,391	359,949
BioMarin Pharmaceutical, Inc.*	11	1,061
CSL Ltd.	5,928	1,155,658
Exact Sciences Corp.*	2,067	152,917
Exelixis, Inc.*	23,400	561,366
Genmab A/S (Denmark)*	1,222	389,638
Gilead Sciences, Inc.	7,166	580,518
Grifols SA (Spain)*	18	308
Incyte Corp.*	12	753
Moderna, Inc.*	17	1,691
Neurocrine Biosciences, Inc.*	6,805	896,627
Regeneron Pharmaceuticals, Inc.*	463	406,648
Swedish Orphan Biovitrum AB (Sweden)*	6,102	161,980
United Therapeutics Corp.*	1,803	396,462
Vertex Pharmaceuticals, Inc.*	877	356,842

		9,437,730

Broadline Retail — 0.7%
Alibaba Group Holding Ltd. (China)	59,100	569,283
Alibaba Group Holding Ltd. (China), ADR	10,406	806,569
Amazon.com, Inc.*	71,783	10,906,709
B&M European Value Retail SA (United Kingdom)	60,173	429,061
Coupang, Inc. (South Korea)*	15,300	247,707
Dollarama, Inc. (Canada)	2,760	198,900
MercadoLibre, Inc. (Brazil)*	1,331	2,091,720
Next PLC (United Kingdom)	6,825	705,533
Ollie’s Bargain Outlet Holdings, Inc.*	408	30,963
Pan Pacific International Holdings Corp. (Japan)	20,200	480,850
PDD Holdings, Inc. (China), ADR*	1,324	193,715
Prosus NV (China)*	24,803	738,244
Vipshop Holdings Ltd. (China), ADR*	9,734	172,876
Wesfarmers Ltd. (Australia)	2,227	86,606

		17,658,736

Building Products — 0.2%
AGC, Inc. (Japan)	2,300	85,248
Armstrong World Industries, Inc.	4,100	403,112
Assa Abloy AB (Sweden) (Class B Stock)	18,297	527,305
AZEK Co., Inc. (The)*	12,896	493,272
Cie de Saint-Gobain SA (France)	18,500	1,364,325
Daikin Industries Ltd. (Japan)	900	145,998
Johnson Controls International PLC	1,624	93,607
Lixil Corp. (Japan)	4,400	54,845
Owens Corning	5,300	785,619

	Shares	Value
COMMON STOCKS (continued)
Building Products (cont’d.)
ROCKWOOL A/S (Denmark) (Class B Stock)	629	$184,028
Trane Technologies PLC	983	239,754

		4,377,113

Capital Markets — 0.8%
3i Group PLC (United Kingdom)	36,717	1,130,132
Ameriprise Financial, Inc.	792	300,825
Amundi SA (France), 144A	1,236	84,307
B3 SA - Brasil Bolsa Balcao (Brazil)	159,066	475,921
Bank of New York Mellon Corp. (The)	22,800	1,186,740
BlackRock, Inc.	100	81,180
Brookfield Corp. (Canada)	5,974	239,627
Daiwa Securities Group, Inc. (Japan)	47,300	317,486
Deutsche Bank AG (Germany)	63,237	863,254
Deutsche Boerse AG (Germany)	2,757	567,762
Goldman Sachs Group, Inc. (The)	1,803	695,543
Hargreaves Lansdown PLC (United Kingdom)	6,884	64,338
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	35,152	1,205,723
IG Group Holdings PLC (United Kingdom)	30,776	299,959
Intercontinental Exchange, Inc.	6,000	770,580
Invesco Ltd.	20,300	362,152
Julius Baer Group Ltd. (Switzerland)	9,244	518,571
KKR & Co., Inc.	12,932	1,071,416
London Stock Exchange Group PLC (United Kingdom)	880	104,026
Macquarie Group Ltd. (Australia)	6,238	780,884
Moody’s Corp.	560	218,714
Morgan Stanley	16,989	1,584,224
MSCI, Inc.	1,200	678,780
Partners Group Holding AG (Switzerland)	439	634,773
S&P Global, Inc.(a)	3,981	1,753,710
Singapore Exchange Ltd. (Singapore)	44,100	328,077
State Street Corp.	10,700	828,822
Tradeweb Markets, Inc. (Class A Stock)	7,700	699,776
UBS Group AG (Switzerland)	64,536	2,004,590
Virtu Financial, Inc. (Class A Stock)	24,900	504,474

		20,356,366

Chemicals — 0.4%
Air Liquide SA (France)	5,136	999,956
Akzo Nobel NV (Netherlands)	5,285	437,634
Arkema SA (France)	960	109,361
BASF SE (Germany)	2,116	113,940
Eastman Chemical Co.	1,229	110,389
Ecolab, Inc.	2,700	535,545
ICL Group Ltd. (Israel)	42,795	215,158
Linde PLC	5,639	2,315,994
LyondellBasell Industries NV (Class A Stock)	6,300	599,004
Mitsubishi Chemical Group Corp. (Japan)	24,000	146,715
Nippon Sanso Holdings Corp. (Japan)	7,100	189,589
Nitto Denko Corp. (Japan)	10,400	776,102

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Chemicals (cont’d.)
Nutrien Ltd. (Canada)	6,295	$354,644
OCI NV (Netherlands)	1,840	53,326
Orica Ltd. (Australia)	7,545	82,016
PPG Industries, Inc.	7,305	1,092,463
Sherwin-Williams Co. (The)	3,000	935,700
Shin-Etsu Chemical Co. Ltd. (Japan)	20,600	861,557
Sika AG (Switzerland)	401	130,757
Solvay SA (Belgium)	6,339	194,284
Syensqo SA (Belgium)*	745	77,523
UPL Ltd. (India)	20,157	142,162
Yara International ASA (Brazil)	2,748	97,627

		10,571,446

Commercial Services & Supplies — 0.1%
Brambles Ltd. (Australia)	118,036	1,094,063
Copart, Inc.*	13,400	656,600
Republic Services, Inc.	3,218	530,680
Serco Group PLC (United Kingdom)	114,988	236,925
TOPPAN Holdings, Inc. (Japan)	7,600	211,657

		2,729,925

Communications Equipment — 0.1%
Arista Networks, Inc.*	4,400	1,036,244
Cisco Systems, Inc.	40,910	2,066,773

		3,103,017

Construction & Engineering — 0.2%
ACS Actividades de Construccion y Servicios SA (Spain)	8,866	393,782
Bouygues SA (France)	1,364	51,463
Eiffage SA (France)	7,679	824,346
Kajima Corp. (Japan)	9,600	160,072
Quanta Services, Inc.(a)	343	74,019
Stantec, Inc. (Canada)	4,347	348,994
Taisei Corp. (Japan)	8,300	283,427
Vinci SA (France)	13,667	1,719,927
WillScot Mobile Mini Holdings Corp.*	1,748	77,786

		3,933,816

Construction Materials — 0.2%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	50,500	116,612
Cemex SAB de CV (Mexico), UTS*	222,071	172,755
CRH PLC	9,050	622,815
Heidelberg Materials AG (Germany)	10,543	942,420
Holcim AG*	12,044	945,953
James Hardie Industries PLC, CDI*	19,681	758,819
Martin Marietta Materials, Inc.	547	272,904
Vulcan Materials Co.	4,935	1,120,294

		4,952,572

Consumer Finance — 0.1%
American Express Co.	9,214	1,726,151
Synchrony Financial	5,800	221,502

		1,947,653

Consumer Staples Distribution & Retail — 0.4%
Aeon Co. Ltd. (Japan)	63	1,406

	Shares	Value
COMMON STOCKS (continued)
Consumer Staples Distribution & Retail (cont’d.)
Albertson’s Cos., Inc. (Class A Stock)	34	$782
Carrefour SA (France)	24,905	456,126
Coles Group Ltd. (Australia)	28,326	311,163
Costco Wholesale Corp.	3,042	2,007,963
Dollar General Corp.	21	2,855
Dollar Tree, Inc.*	20	2,841
Empire Co. Ltd. (Canada) (Class A Stock)	16	423
Endeavour Group Ltd. (Australia)	154	547
George Weston Ltd. (Canada)	6	745
HelloFresh SE (Germany)*	17	268
J Sainsbury PLC (United Kingdom)	179	690
Jeronimo Martins SGPS SA (Portugal)	27	687
Kesko OYJ (Finland) (Class B Stock)	5,093	100,962
Kobe Bussan Co. Ltd. (Japan)	16	473
Koninklijke Ahold Delhaize NV (Netherlands)	24,925	717,129
Kroger Co. (The)	65	2,971
Loblaw Cos. Ltd. (Canada)	2,837	274,654
MatsukiyoCocokara & Co. (Japan)	37	654
Metro, Inc. (Canada)	22	1,139
Ocado Group PLC (United Kingdom)*	62	599
Performance Food Group Co.*	1,087	75,166
Seven & i HoldingsCo.Ltd. (Japan)	1,471	58,177
Sugi Holdings Co. Ltd. (Japan)	5,400	247,895
Sumber Alfaria Trijaya Tbk PT (Indonesia)	933,397	177,618
Sysco Corp.	7,648	559,298
Target Corp.	9,044	1,288,046
Tesco PLC (United Kingdom)	424,187	1,571,497
Walgreens Boots Alliance, Inc.	71	1,854
Wal-Mart de Mexico SAB de CV (Mexico)	71,656	301,250
Walmart, Inc.	8,710	1,373,132
Welcia Holdings Co. Ltd. (Japan)	10	175
Woolworths Group Ltd. (Australia)	21,994	557,987

		10,097,172

Containers & Packaging — 0.0%
Berry Global Group, Inc.	7,700	518,903
Smurfit Kappa Group PLC (Ireland)	7,846	311,019

		829,922

Distributors — 0.0%
D’ieteren Group (Belgium)	286	55,945
Genuine Parts Co.	2,400	332,400
LKQ Corp.	1,700	81,243

		469,588

Diversified Consumer Services — 0.0%
Service Corp. International(a)	1,860	127,317

Diversified REITs — 0.3%
Broadstone Net Lease, Inc.	92,220	1,588,029
Essential Properties Realty Trust, Inc.	159,106	4,066,749
GPT Group (The) (Australia)	115,286	363,839
KDX Realty Investment Corp. (Japan)	248	282,480
Nomura Real Estate Master Fund, Inc. (Japan)	297	347,352

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Diversified REITs (cont’d.)
Stockland (Australia)	193,761	$587,606

		7,236,055

Diversified Telecommunication Services — 0.3%
AT&T, Inc.	107,283	1,800,209
BCE, Inc. (Canada)	36	1,417
BT Group PLC (United Kingdom)	206,424	325,239
Cellnex Telecom SA (Spain), 144A	278	10,946
Deutsche Telekom AG (Germany)	69,030	1,659,709
Elisa OYJ (Finland)	70	3,236
Hellenic Telecommunications Organization SA (Greece)	17,654	251,473
HKT Trust & HKT Ltd. (Hong Kong), UTS	44,865	53,566
Infrastrutture Wireless Italiane SpA (Italy), 144A	166	2,102
Koninklijke KPN NV (Netherlands)	144,737	498,638
Liberty Global Ltd. (Belgium) (Class C Stock)*	122	2,274
Nippon Telegraph & Telephone Corp. (Japan)	125,710	153,502
Orange SA (France)	17,428	198,638
Proximus SADP (Belgium)	33,962	319,288
Quebecor, Inc. (Canada) (Class B Stock)	77	1,832
Singapore Telecommunications Ltd. (Singapore)	4,064	7,608
Spark New Zealand Ltd. (New Zealand)	49,014	160,461
Swisscom AG (Switzerland)	196	117,966
Telecom Italia SpA (Italy)*	4,901	1,595
Telefonica Deutschland Holding AG (Germany)	439	1,140
Telefonica SA (Spain)	2,546	9,954
Telenor ASA (Norway)	50,701	581,880
Telia Co. AB (Sweden)	34,787	88,757
Telkom Indonesia Persero Tbk PT (Indonesia)	1,701,900	436,616
Telstra Group Ltd. (Australia)	71,901	194,297
TELUS Corp. (Canada)	233	4,146
Verizon Communications, Inc.	21,768	820,654

		7,707,143

Electric Utilities — 0.5%
Acciona SA (Spain)	6	883
Alliant Energy Corp.	65	3,335
American Electric Power Co., Inc.	1,333	108,266
BKW AG (Switzerland)	2,695	479,352
Chubu Electric Power Co., Inc. (Japan)	37,967	490,205
CK Infrastructure Holdings Ltd. (Hong Kong)	24,664	136,495
CLP Holdings Ltd. (Hong Kong)	18,427	152,246
Constellation Energy Corp.	5,867	685,794
Duke Energy Corp.	199	19,311
Edison International	100	7,149
EDP - Energias de Portugal SA (Portugal)	815	4,102
Elia Group SA/NV (Belgium)	8	1,001

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities (cont’d.)
Emera, Inc. (Canada)	71	$2,695
Endesa SA (Spain)	31,422	641,044
Enel SpA (Italy)	223,187	1,660,470
Entergy Corp.	55	5,565
Evergy, Inc.	59	3,080
Eversource Energy	91	5,617
Exelon Corp.	11,157	400,536
FirstEnergy Corp.	141	5,169
Fortis, Inc. (Canada)	126	5,183
Fortum OYJ (Finland)	3,166	45,730
Hydro One Ltd. (Canada), 144A	86	2,577
Iberdrola SA (Spain)	148,222	1,944,196
Kansai Electric Power Co., Inc. (The) (Japan)	43,683	579,765
Mercury NZ Ltd. (New Zealand)	205	855
NextEra Energy, Inc.	15,897	965,584
NRG Energy, Inc.(a)	19,660	1,016,422
Origin Energy Ltd. (Australia)	447	2,580
Orsted A/S (Denmark), 144A	49	2,716
PG&E Corp.	21,612	389,664
Power Assets Holdings Ltd. (Hong Kong)	360	2,087
PPL Corp.	8,589	232,762
Redeia Corp. SA (Spain)	106	1,747
Southern Co. (The)	284	19,914
SSE PLC (United Kingdom)	10,384	245,125
Terna - Rete Elettrica Nazionale (Italy)	15,315	127,768
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	66,997	350,603
Verbund AG (Austria)	18	1,668
Xcel Energy, Inc.	13,042	807,430

		11,556,691

Electrical Equipment — 0.4%
ABB Ltd. (Switzerland)	35,102	1,558,464
AMETEK, Inc.	435	71,727
Eaton Corp. PLC	7,561	1,820,840
Emerson Electric Co.	3,300	321,189
Fuji Electric Co. Ltd. (Japan)	1,200	51,435
Legrand SA (France)	6,492	676,053
Mitsubishi Electric Corp. (Japan)	70,300	994,329
Prysmian SpA (Italy)	1,103	50,280
Schneider Electric SE	16,743	3,370,469
Vertiv Holdings Co. (Class A Stock)	20,600	989,418

		9,904,204

Electronic Equipment, Instruments & Components — 0.2%
Azbil Corp. (Japan)	11,200	369,399
CDW Corp.(a)	296	67,287
Coherent Corp.*	2,300	100,119
Crane NXT Co.	4,000	227,480
Hexagon AB (Sweden) (Class B Stock)	29,868	358,754
Hon Hai Precision Industry Co. Ltd. (Taiwan)	200,000	680,447
Jabil, Inc.	3,600	458,640
Keyence Corp. (Japan)	5,017	2,204,251
Murata Manufacturing Co. Ltd. (Japan)	7,200	152,150
Shimadzu Corp. (Japan)	18,100	504,683

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (cont’d.)
TD SYNNEX Corp.	1,900	$204,459
TDK Corp. (Japan)	7,000	331,971
Teledyne Technologies, Inc.*	272	121,391
Yokogawa Electric Corp. (Japan)	4,400	83,635

		5,864,666

Energy Equipment & Services — 0.1%
Baker Hughes Co.	14,891	508,974
Halliburton Co.	11,283	407,880
Schlumberger NV	13,599	707,692
TechnipFMC PLC (United Kingdom)	2,169	43,684

		1,668,230

Entertainment — 0.3%
Capcom Co. Ltd. (Japan)	5,400	174,262
Electronic Arts, Inc.	4,900	670,369
Kingsoft Corp. Ltd. (China)	53,000	163,846
Konami Group Corp. (Japan)	8,300	433,577
NetEase, Inc. (China), ADR(a)	4,809	448,007
Netflix, Inc.*	5,091	2,478,706
Nexon Co. Ltd. (Japan)	6,600	120,048
Nintendo Co. Ltd. (Japan)	12,700	660,830
Spotify Technology SA*	400	75,164
Universal Music Group NV (Netherlands)	6,536	186,584
Walt Disney Co. (The)	3,800	343,102
Warner Bros Discovery, Inc.*	53,700	611,106

		6,365,601

Financial Services — 0.6%
Berkshire Hathaway, Inc. (Class B Stock)*	9,800	3,495,268
Block, Inc.*	13,200	1,021,020
Eurazeo SE (France)	3,202	254,604
EXOR NV (Netherlands)	1,650	165,161
Fidelity National Information Services, Inc.	15,500	931,085
Fiserv, Inc.*	1,400	185,976
FleetCor Technologies, Inc.*	358	101,174
Groupe Bruxelles Lambert NV (Belgium)	4,922	387,622
Industrivarden AB (Sweden) (Class A Stock)	2,167	70,848
Industrivarden AB (Sweden) (Class C Stock)	2,250	73,417
Investor AB (Sweden) (Class B Stock)	35,325	819,177
M&G PLC (United Kingdom)	119,090	337,038
Mastercard, Inc. (Class A Stock)	6,262	2,670,806
ORIX Corp. (Japan)	2,800	52,587
PayPal Holdings, Inc.*	9,600	589,536
Shift4 Payments, Inc. (Class A Stock)*(a)	1,746	129,798
Visa, Inc. (Class A Stock)(a)	14,287	3,719,620
Wise PLC (United Kingdom) (Class A Stock)*	12,140	135,015

		15,139,752

	Shares	Value
COMMON STOCKS (continued)
Food Products — 0.5%
Ajinomoto Co., Inc. (Japan)	43	$1,655
Archer-Daniels-Midland Co.	12,152	877,617
Associated British Foods PLC (United Kingdom)	10,603	319,564
AVI Ltd. (South Africa)	35,891	160,489
Bunge Global SA	14	1,413
Campbell Soup Co.	21	908
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	7	84,025
Conagra Brands, Inc.	46	1,318
Danone SA (France)	4,054	263,018
Darling Ingredients, Inc.*	16	797
Ezaki Glico Co. Ltd. (Japan)	10,600	313,736
General Mills, Inc.	55	3,583
Gruma SAB de CV (Mexico) (Class B Stock)	14,367	262,914
Hershey Co. (The)	802	149,525
Hormel Foods Corp.	29	931
J.M. Smucker Co. (The)	10	1,264
JDE Peet’s NV (Netherlands)	14	377
Kellanova	26	1,454
Kikkoman Corp. (Japan)	13	794
Kraft Heinz Co. (The)	82	3,032
Lamb Weston Holdings, Inc.(a)	1,085	117,278
McCormick & Co., Inc.(a)	1,411	96,541
MEIJI Holdings Co. Ltd. (Japan)	25	594
Mondelez International, Inc. (Class A Stock)	14,029	1,016,120
Mowi ASA (Norway)	18,769	336,111
Nestle SA.	49,825	5,775,708
Nissin Foods Holdings Co. Ltd. (Japan)	18	629
Orkla ASA (Norway)	14,528	112,821
Pilgrim’s Pride Corp.*	16,100	445,326
Salmar ASA (Norway)	8	448
Saputo, Inc. (Canada)	28	567
Tyson Foods, Inc. (Class A Stock)	27	1,451
WH Group Ltd. (Hong Kong), 144A	774,900	500,430
Wilmar International Ltd. (China)	182,707	493,560
Yakult Honsha Co. Ltd. (Japan)	28	629

		11,346,627

Gas Utilities — 0.0%
AltaGas Ltd. (Canada)	74	1,554
APA Group (Australia), UTS	328	1,909
Atmos Energy Corp.	38	4,404
Enagas SA (Spain)	64	1,080
Hong Kong & China Gas Co. Ltd. (Hong Kong)	2,912	2,233
National Fuel Gas Co.(a)	2,100	105,357
Naturgy Energy Group SA (Spain)	9,461	282,195
Osaka Gas Co. Ltd. (Japan)	2,898	60,494
Snam SpA (Italy)	524	2,696
Tokyo Gas Co. Ltd. (Japan)	23,902	548,280

		1,010,202

Ground Transportation — 0.2%
Canadian National Railway Co. (Canada)(a)	3,015	378,774

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Ground Transportation (cont’d.)
Canadian Pacific Kansas City Ltd. (Canada)(a)	2,075	$164,050
Central Japan Railway Co. (Japan)	26,200	664,963
CSX Corp.	13,976	484,548
East Japan Railway Co. (Japan)	6,500	374,158
Keisei Electric Railway Co. Ltd. (Japan)	2,700	127,415
Kintetsu Group Holdings Co. Ltd. (Japan)	3,100	98,220
Norfolk Southern Corp.	1,315	310,840
Ryder System, Inc.	700	80,542
Saia, Inc.*	200	87,644
TFI International, Inc. (Canada)(a)	987	134,212
Uber Technologies, Inc.*	25,549	1,573,052
Union Pacific Corp.	3,833	941,462

		5,419,880

Health Care Equipment & Supplies — 0.4%
Abbott Laboratories	8,296	913,141
Alcon, Inc. (Switzerland)	1,626	127,212
Align Technology, Inc.*	4	1,096
Asahi Intecc Co. Ltd. (Japan)	13	264
Baxter International, Inc.	25,226	975,237
Becton, Dickinson & Co.	3,815	930,211
BioMerieux (France)	2	223
Boston Scientific Corp.*	21,076	1,218,404
Carl Zeiss Meditec AG (Germany)	2	218
Cochlear Ltd. (Australia)	1,888	384,106
Coloplast A/S (Denmark) (Class B Stock)	7	800
Cooper Cos., Inc. (The)	3	1,135
Demant A/S (Denmark)*	8,435	369,960
DENTSPLY SIRONA, Inc.	14,813	527,195
Dexcom, Inc.*	20	2,482
DiaSorin SpA (Italy)	1	103
Edwards Lifesciences Corp.*	32	2,440
EssilorLuxottica SA (France)	1,902	381,919
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	13,027	194,277
GE HealthCare Technologies, Inc.	4,422	341,909
Getinge AB (Sweden) (Class B Stock)	10,543	234,766
Hologic, Inc.*	13	929
Hoya Corp. (Japan)	5,200	647,604
IDEXX Laboratories, Inc.*	4	2,220
Insulet Corp.*	4	868
Intuitive Surgical, Inc.*	18	6,072
Koninklijke Philips NV (Netherlands)*	14,287	334,348
Medtronic PLC.	18,170	1,496,845
Olympus Corp. (Japan)	38,167	550,913
ResMed, Inc.	8	1,376
Siemens Healthineers AG (Germany), 144A.	15	871
Smith & Nephew PLC (United Kingdom)	52	714
Sonova Holding AG (Switzerland)	708	231,550
STERIS PLC	312	68,593
Straumann Holding AG (Switzerland)	6	970
Stryker Corp.	1,051	314,732
Sysmex Corp. (Japan)	10	556

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (cont’d.)
Teleflex, Inc.	3	$748
Terumo Corp. (Japan)	9,835	321,614
Zimmer Biomet Holdings, Inc.	5,111	622,009

		11,210,630

Health Care Providers & Services — 0.5%
Amplifon SpA (Italy)	7	243
Cardinal Health, Inc.	9,813	989,150
Cencora, Inc.	1,309	268,842
Centene Corp.*	15,127	1,122,575
Cigna Group (The)	3,756	1,124,734
CVS Health Corp.	68	5,369
DaVita, Inc.*	3	314
EBOS Group Ltd. (Australia)	9	202
Elevance Health, Inc.	2,012	948,779
Encompass Health Corp.	7,000	467,040
Fresenius Medical Care AG (Germany) .	18,811	786,455
Fresenius SE & Co. KGaA (Germany)	18,757	581,383
HCA Healthcare, Inc.	11	2,978
Henry Schein, Inc.*	8	606
Humana, Inc.	1,506	689,462
Laboratory Corp. of America Holdings	4	909
Max Healthcare Institute Ltd. (India)	41,984	346,106
McKesson Corp.	207	95,837
Molina Healthcare, Inc.*	278	100,444
Odontoprev SA (Brazil)	62,800	150,238
Quest Diagnostics, Inc.	6	827
Ramsay Health Care Ltd. (Australia)	11	395
Sonic Healthcare Ltd. (Australia)	27,878	609,155
UnitedHealth Group, Inc.	6,518	3,431,532
Universal Health Services, Inc. (Class B Stock)	4	610

		11,724,185

Health Care REITs — 0.9%
CareTrust REIT, Inc.	184,621	4,131,818
Community Healthcare Trust, Inc.	110,897	2,954,296
Healthcare Realty Trust, Inc.	21,300	366,999
Ventas, Inc.	109,609	5,462,913
Welltower, Inc.	122,103	11,010,027

		23,926,053

Health Care Technology — 0.0%
M3, Inc. (Japan)	12,726	210,008
Veeva Systems, Inc. (Class A Stock)*	8	1,540

		211,548

Hotel & Resort REITs — 0.3%
Host Hotels & Resorts, Inc.	322,824	6,285,383
Park Hotels & Resorts, Inc.	17,100	261,630

		6,547,013

Hotels, Restaurants & Leisure — 0.6%
Accor SA (France)	12,651	484,231
Airbnb, Inc. (Class A Stock)*	6,645	904,650
Amadeus IT Group SA (Spain)	9,365	672,609
Aristocrat Leisure Ltd. (Australia)	29,911	831,033
Boyd Gaming Corp.	535	33,496

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (cont’d.)
Chipotle Mexican Grill, Inc.*	460	$1,052,002
Compass Group PLC (United Kingdom)	59,140	1,618,267
Domino’s Pizza, Inc.	700	288,561
Flutter Entertainment PLC (Australia)*	1,876	331,098
Genting Singapore Ltd. (Singapore)	386,100	292,454
Hilton Worldwide Holdings, Inc.	6,400	1,165,376
InterContinental Hotels Group PLC (United Kingdom)	2,852	257,182
J D Wetherspoon PLC (United Kingdom)*	17,715	183,022
La Francaise des Jeux SAEM (France), 144A.	11,769	427,507
Marriott International, Inc. (Class A Stock)	1,536	346,383
McDonald’s Corp.	5,137	1,523,172
Oriental Land Co. Ltd. (Japan)	12,800	475,754
Royal Caribbean Cruises Ltd.*	7,400	958,226
Sands China Ltd. (Macau)*	45,600	133,470
Sodexo SA (France)	5,955	655,577
Starbucks Corp.	13,900	1,334,539
Whitbread PLC (United Kingdom)	19,050	886,917
Yum! Brands, Inc.	2,100	274,386
Zensho Holdings Co. Ltd. (Japan)	7,200	376,736

		15,506,648

Household Durables — 0.2%
Barratt Developments PLC (United Kingdom)	45,897	328,784
Berkeley Group Holdings PLC (United Kingdom)	4,034	240,834
Lennar Corp. (Class A Stock)	8,403	1,252,383
Midea Group Co. Ltd. (China) (Class A Stock)	18,100	138,809
Panasonic Holdings Corp. (Japan)	46,200	454,958
SEB SA (France)	440	55,099
Sekisui Chemical Co. Ltd. (Japan)	32,400	466,008
Sekisui House Ltd. (Japan)	16,800	372,393
Sony Group Corp. (Japan)	20,300	1,921,048
Taylor Wimpey PLC (United Kingdom)	217,138	406,464
Toll Brothers, Inc.(a)	1,163	119,545

		5,756,325

Household Products — 0.2%
Church & Dwight Co., Inc.	23	2,175
Clorox Co. (The)	11	1,569
Colgate-Palmolive Co.	15,375	1,225,541
Essity AB (Sweden) (Class B Stock)	28,403	703,888
Henkel AG & Co. KGaA (Germany)	2,000	143,497
Kimberly-Clark Corp.	32	3,888
Procter & Gamble Co. (The)	18,130	2,656,770
Reckitt Benckiser Group PLC (United Kingdom)	21,619	1,491,785
Unicharm Corp. (Japan)	39	1,411

		6,230,524

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp. (The)	7,871	151,517

	Shares	Value
COMMON STOCKS (continued)
Independent Power & Renewable Electricity Producers (cont’d.)
Brookfield Renewable Corp. (Class A Stock)	34	$978
Corp. ACCIONA Energias Renovables SA (Spain)	19	590
EDP Renovaveis SA (Spain)	80	1,638
Meridian Energy Ltd. (New Zealand)	336	1,176
Northland Power, Inc. (Canada)	66	1,199
RWE AG (Germany)	10,425	474,472
Vistra Corp.	15,975	615,357

		1,246,927

Industrial Conglomerates — 0.3%
3M Co.	9,400	1,027,608
CK Hutchison Holdings Ltd. (United Kingdom)	76,500	411,004
DCC PLC (United Kingdom)	6,769	498,070
General Electric Co.	12,391	1,581,463
Hikari Tsushin, Inc. (Japan)	800	132,215
Hitachi Ltd. (Japan)	20,200	1,452,981
Honeywell International, Inc.	900	188,739
Lifco AB (Sweden) (Class B Stock)	13,251	325,324
Siemens AG (Germany)	13,808	2,590,509
Smiths Group PLC (United Kingdom)	13,674	306,919

		8,514,832

Industrial REITs — 1.3%
Americold Realty Trust, Inc.	121,731	3,684,797
CapitaLand Ascendas REIT (Singapore)	29,400	67,402
Goodman Group (Australia)	41,394	712,675
Prologis, Inc.(a)	179,100	23,874,030
STAG Industrial, Inc.(a)	100,754	3,955,602

		32,294,506

Insurance — 1.0%
Ageas SA/NV (Belgium)	11,521	500,824
AIA Group Ltd. (Hong Kong)	90,000	783,259
Allianz SE (Germany)	6,407	1,712,215
Allstate Corp. (The)	6,400	895,872
Aon PLC (Class A Stock)	1,300	378,326
Assicurazioni Generali SpA (Italy)	16,097	340,090
Assurant, Inc.	4,200	707,658
AUB Group Ltd. (Australia)	6,449	122,071
Aviva PLC (United Kingdom)	9,779	54,112
AXA SA (France)	52,326	1,708,782
Axis Capital Holdings Ltd.	12,700	703,199
Brown & Brown, Inc.	7,800	554,658
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	150,800	305,054
Chubb Ltd.	2,561	578,786
Dai-ichi Life Holdings, Inc. (Japan)	4,500	95,458
DB Insurance Co. Ltd. (South Korea)	4,359	282,303
Fairfax Financial Holdings Ltd. (Canada)	706	651,366
Fidelity National Financial, Inc.	4,000	204,080
Hannover Rueck SE (Germany)	600	143,462
iA Financial Corp., Inc. (Canada)	3,633	247,665

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Insurance (cont’d.)
Insurance Australia Group Ltd. (Australia)	58,588	$226,464
Japan Post Holdings Co. Ltd. (Japan)	5,500	49,101
Japan Post Insurance Co. Ltd. (Japan)	2,800	49,702
Loews Corp.	12,100	842,039
Manulife Financial Corp. (Canada)	40,163	887,493
Markel Group, Inc.*	66	93,713
Marsh & McLennan Cos., Inc.	1,225	232,101
Medibank Private Ltd. (Australia)	210,861	511,922
MetLife, Inc.	17,600	1,163,888
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	2,859	1,185,953
NN Group NV (Netherlands)	14,924	589,809
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	75,500	341,811
Poste Italiane SpA (Italy), 144A	22,700	258,025
Progressive Corp. (The)	2,754	438,657
QBE Insurance Group Ltd. (Australia)	44,236	448,225
RenaissanceRe Holdings Ltd. (Bermuda)	529	103,684
Sampo OYJ (Finland) (Class A Stock)	13,683	599,484
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	2,638	537,457
Sompo Holdings, Inc. (Japan)	14,600	714,354
Suncorp Group Ltd. (Australia)	35,943	340,358
Swiss Re AG	6,032	678,784
T&D Holdings, Inc. (Japan)	27,100	430,225
Talanx AG (Germany)	4,516	322,737
Tokio Marine Holdings, Inc. (Japan)	46,600	1,160,386
W.R. Berkley Corp.	4,300	304,096
Zurich Insurance Group AG (Switzerland)	3,123	1,632,789

		25,112,497

Interactive Media & Services — 0.8%
Alphabet, Inc. (Class A Stock)*	49,838	6,961,870
Alphabet, Inc. (Class C Stock)*	32,200	4,537,946
Auto Trader Group PLC (United Kingdom), 144A	12,850	118,048
Baidu, Inc. (China), ADR*	3,166	377,039
CAR Group Ltd. (Australia)	10,980	232,680
LY Corp. (Japan)	105,000	371,310
Meta Platforms, Inc. (Class A Stock)*	18,803	6,655,510
Moneysupermarket.com Group PLC (United Kingdom)	77,300	275,446
Scout24 SE (Germany), 144A	7,020	496,393
Tencent Holdings Ltd. (China)	18,200	687,139

		20,713,381

IT Services — 0.4%
Accenture PLC (Class A Stock)	2,625	921,139
Akamai Technologies, Inc.*	5,400	639,090
Bechtle AG (Germany)	1,404	70,323
CGI, Inc. (Canada)*	2,989	320,206
Cognizant Technology Solutions Corp. (Class A Stock)	13,900	1,049,867
Fujitsu Ltd. (Japan)	3,700	556,827

	Shares	Value
COMMON STOCKS (continued)
IT Services (cont’d.)
Globant SA*	3,661	$871,245
International Business Machines Corp.	6,906	1,129,476
MongoDB, Inc.*	456	186,436
NEC Corp. (Japan)	7,000	413,603
Obic Co. Ltd. (Japan)	900	154,849
Otsuka Corp. (Japan)	10,100	415,665
SCSK Corp. (Japan)	11,200	221,742
Tata Consultancy Services Ltd. (India)	7,720	351,599
TIS, Inc. (Japan)	22,300	490,138
Twilio, Inc. (Class A Stock)*	10,100	766,287
Wix.com Ltd. (Israel)*	4,600	565,892

		9,124,384

Leisure Products — 0.0%
Bandai Namco Holdings, Inc. (Japan)	19,000	379,966
Brunswick Corp.	672	65,016
Sankyo Co. Ltd. (Japan)	10,100	588,124

		1,033,106

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	616	85,642
Avantor, Inc.*	36	822
Bachem Holding AG (Switzerland)	2	155
Bio-Rad Laboratories, Inc. (Class A Stock)*	1	323
Bio-Techne Corp.	10	772
Charles River Laboratories International, Inc.*	3	709
Danaher Corp.	1,996	461,755
Eurofins Scientific SE (Luxembourg)	8	522
Illumina, Inc.*	9	1,253
IQVIA Holdings, Inc.*	10	2,314
Lonza Group AG (Switzerland)	4	1,686
Maravai LifeSciences Holdings, Inc. (Class A Stock)*	13,600	89,080
Mettler-Toledo International, Inc.*	351	425,749
QIAGEN NV*	14	609
Repligen Corp.*	3	539
Revvity, Inc.	7	765
Sartorius Stedim Biotech (France)	2	530
Thermo Fisher Scientific, Inc.	3,620	1,921,460
Waters Corp.*	4	1,317
West Pharmaceutical Services, Inc.	2,304	811,284

		3,807,286

Machinery — 0.7%
AGCO Corp.	5,500	667,755
Airtac International Group (China)	6,788	223,041
Alfa Laval AB (Sweden)	10,893	436,091
Allison Transmission Holdings, Inc.	10,600	616,390
Atlas Copco AB (Sweden) (Class A Stock)	122,936	2,118,324
Atlas Copco AB (Sweden) (Class B Stock)	25,430	377,283
Caterpillar, Inc.(a)	1,422	420,443
Daimler Truck Holding AG (Germany)	12,146	456,253
Deere & Co.	2,013	804,938
Doosan Bobcat, Inc. (South Korea)	7,033	273,959

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Machinery (cont’d.)
Epiroc AB (Sweden) (Class B Stock)	7,920	$138,899
Esab Corp.	2,000	173,240
Fortive Corp.	2,345	172,662
GEA Group AG (Germany)	19,338	803,962
Hitachi Construction Machinery Co. Ltd. (Japan)	14,300	376,430
Hoshizaki Corp. (Japan)	6,900	252,060
Indutrade AB (Sweden)	4,966	129,427
ITT, Inc.	8,500	1,014,220
Komatsu Ltd. (Japan)	22,300	580,320
Kone OYJ (Finland) (Class B Stock)	4,916	245,904
Makita Corp. (Japan)	8,300	228,295
MINEBEA MITSUMI, Inc. (Japan)	9,800	200,587
NGK Insulators Ltd. (Japan)	3,300	39,355
OSG Corp. (Japan)	19,600	280,336
Oshkosh Corp.	3,600	390,276
Otis Worldwide Corp.(a)	2,338	209,181
Parker-Hannifin Corp.	3,336	1,536,895
Rational AG (Germany)	336	259,277
Schindler Holding AG (Switzerland)	400	94,992
Schindler Holding AG (Switzerland) (Part. Cert.)	974	243,846
SKF AB (Sweden) (Class B Stock)	13,404	268,624
Techtronic Industries Co. Ltd. (Hong Kong)	30,052	358,072
Volvo AB (Sweden) (Class A Stock)	3,315	87,953
Volvo AB (Sweden) (Class B Stock)	72,694	1,891,498
Wartsila OYJ Abp (Finland)	23,308	338,745
Westinghouse Air Brake Technologies Corp.	2,200	279,180

		16,988,713

Marine Transportation — 0.0%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	50	88,814
Kawasaki Kisen Kaisha Ltd. (Japan)	2,000	85,593
Kuehne + Nagel International AG (Switzerland)	1,080	372,705
Nippon Yusen KK (Japan)	2,300	71,032

		618,144

Media — 0.1%
Comcast Corp. (Class A Stock)	37,200	1,631,220
Informa PLC (United Kingdom)	40,783	405,644
Publicis Groupe SA (France)	7,977	741,158
Trade Desk, Inc. (The) (Class A Stock)*	1,472	105,925
Vivendi SE (France)	19,016	203,566

		3,087,513

Metals & Mining — 0.7%
Anglo American PLC (South Africa)	8,002	200,264
APL Apollo Tubes Ltd. (India)	22,468	414,679
ArcelorMittal SA (Luxembourg)	26,216	744,011
Barrick Gold Corp. (Canada)	26,655	482,189
BHP Group Ltd. (Australia)	111,881	3,822,371
BlueScope Steel Ltd. (Australia)	41,379	659,684
Boliden AB (Sweden)	6,500	203,447
Fortescue Ltd. (Australia)	56,178	1,107,681

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining (cont’d.)
Glencore PLC (Australia)	423,636	$2,546,495
Ivanhoe Mines Ltd. (Canada) (Class A Stock)*	18,173	176,237
JFE Holdings, Inc. (Japan)	34,400	532,210
Lundin Mining Corp. (Chile)	48,813	399,331
Nippon Steel Corp. (Japan)	35,000	799,532
Norsk Hydro ASA (Norway)	27,823	187,015
Northern Star Resources Ltd. (Australia)	32,874	305,008
Nucor Corp.	4,400	765,776
Pilbara Minerals Ltd. (Australia)	108,155	290,301
Rio Tinto Ltd. (Australia)	5,420	501,880
Rio Tinto PLC (Australia)	30,287	2,252,781
Sumitomo Metal Mining Co. Ltd. (Japan)	8,300	246,492
United States Steel Corp.	6,800	330,820
Vale SA (Brazil)	16,000	253,419
voestalpine AG (Austria)	5,850	184,193

		17,405,816

Multi-Utilities — 0.3%
Algonquin Power & Utilities Corp. (Canada)	169	1,066
Ameren Corp.	68	4,919
Canadian Utilities Ltd. (Canada) (Class A Stock)	34	818
CenterPoint Energy, Inc.	6,614	188,962
Centrica PLC (United Kingdom)	629,791	1,129,029
CMS Energy Corp.	76	4,413
Consolidated Edison, Inc.	90	8,187
Dominion Energy, Inc.	218	10,246
DTE Energy Co.	54	5,954
E.ON SE (Germany)	79,751	1,071,460
Engie SA (France)	44,622	786,075
National Grid PLC (United Kingdom)	60,180	810,704
National Grid PLC (United Kingdom), ADR(a)	7,919	538,413
NiSource, Inc.	40,753	1,081,992
Public Service Enterprise Group, Inc.	129	7,888
Sembcorp Industries Ltd. (Singapore)	69,732	280,288
Sempra	8,162	609,946
Veolia Environnement SA (France)	177	5,595
WEC Energy Group, Inc.	82	6,902

		6,552,857

Office REITs — 0.5%
Alexandria Real Estate Equities, Inc.	47,916	6,074,311
Dexus (Australia)	22,140	115,707
Gecina SA (France)	1,680	204,522
Kilroy Realty Corp.	129,576	5,162,308

		11,556,848

Oil, Gas & Consumable Fuels — 1.0%
Ampol Ltd. (Australia)	4,760	117,311
ARC Resources Ltd. (Canada)	30,347	450,493
BP PLC (United Kingdom)	318,939	1,890,693
Cenovus Energy, Inc. (Canada)	17,639	293,928
Cheniere Energy, Inc.	5,493	937,710

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Chevron Corp.	7,471	$1,114,374
ConocoPhillips	16,811	1,951,253
Coterra Energy, Inc.	19,500	497,640
ENEOS Holdings, Inc. (Japan)	78,000	309,366
Eni SpA (Italy)	69,846	1,184,686
EOG Resources, Inc.	5,200	628,940
Equinor ASA (Norway)	25,044	793,694
Exxon Mobil Corp.	32,310	3,230,354
Inpex Corp. (Japan)	55,800	746,702
LUKOIL PJSC (Russia)^	7,425	—
Marathon Oil Corp.	28,600	690,976
Pembina Pipeline Corp. (Canada)	13,737	472,950
PetroChina Co. Ltd. (China) (Class H Stock)	650,000	429,513
Petroleo Brasileiro SA (Brazil), ADR	29,337	468,512
Phillips 66	8,200	1,091,748
Pioneer Natural Resources Co.	1,481	333,047
Repsol SA (Spain)	11,868	176,049
Santos Ltd. (Australia)	22,429	116,620
Shell PLC (Netherlands)	104,062	3,406,375
Suncor Energy, Inc. (Canada)	12,314	394,498
TotalEnergies SE (France)	45,370	3,085,115
TotalEnergies SE (France), ADR(a)	2,587	174,312
Valero Energy Corp.	5,549	721,370
Williams Cos., Inc. (The)	5,087	177,180

		25,885,409

Paper & Forest Products — 0.0%
UPM-Kymmene OYJ (Finland)	8,592	324,096

Passenger Airlines — 0.1%
Air Canada (Canada)*	26,038	367,269
Delta Air Lines, Inc.	26,804	1,078,325
Deutsche Lufthansa AG (Germany)*	34,577	307,398
Japan Airlines Co. Ltd. (Japan)	9,000	176,806
Qantas Airways Ltd. (Australia)*	43,712	160,118
Singapore Airlines Ltd. (Singapore)	26,100	129,595
United Airlines Holdings, Inc.*	1,900	78,394

		2,297,905

Personal Care Products — 0.3%
Amorepacific Corp. (South Korea)	1,517	170,176
Beiersdorf AG (Germany)	842	126,094
Estee Lauder Cos., Inc. (The) (Class A Stock)	22	3,218
Haleon PLC	64,187	262,799
Kao Corp. (Japan)	9,544	392,312
Kenvue, Inc.	144	3,100
Kobayashi Pharmaceutical Co. Ltd. (Japan)	5	241
Kose Corp. (Japan)	4	299
L’Oreal SA (France)	7,773	3,874,846
Shiseido Co. Ltd. (Japan)	38	1,145
Unilever PLC (United Kingdom)	45,159	2,186,193
Unilever PLC (United Kingdom), ADR	14,551	705,433

		7,725,856

Pharmaceuticals — 1.8%
Astellas Pharma, Inc. (Japan)	7,696	91,531

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
AstraZeneca PLC (United Kingdom)	31,406	$4,236,352
AstraZeneca PLC (United Kingdom), ADR	8,592	578,671
Bayer AG (Germany)	11,623	431,259
Bristol-Myers Squibb Co.	32,881	1,687,124
Chugai Pharmaceutical Co. Ltd. (Japan)	21,935	828,668
Daiichi Sankyo Co. Ltd. (Japan)	14,598	399,645
Dr. Reddy’s Laboratories Ltd. (India)	3,014	210,070
Eisai Co. Ltd. (Japan)	15	747
Elanco Animal Health, Inc.*	62,800	935,720
Eli Lilly & Co.	5,434	3,167,587
GSK PLC	73,669	1,360,608
Hikma Pharmaceuticals PLC (Jordan)	18,897	430,608
Ipsen SA (France)	4,019	479,424
Jazz Pharmaceuticals PLC*	183	22,509
Johnson & Johnson	18,928	2,966,775
Kyowa Kirin Co. Ltd. (Japan)	15,416	258,664
Merck & Co., Inc.	17,336	1,889,971
Merck KGaA (Germany)	782	124,506
Novartis AG (Switzerland)	36,400	3,676,782
Novo Nordisk A/S (Denmark), ADR(a)	1,988	205,659
Novo Nordisk A/S (Denmark) (Class B Stock)	75,685	7,843,326
Ono Pharmaceutical Co. Ltd. (Japan)	26,523	471,831
Orion OYJ (Finland) (Class B Stock)	1,746	75,657
Otsuka Holdings Co. Ltd. (Japan)	17,420	651,456
Pfizer, Inc.	28,703	826,359
Recordati Industria Chimica e Farmaceutica SpA (Italy)	1,018	54,893
Roche Holding AG	15,717	4,568,831
Roche Holding AG (Bearer Shares)	2	621
Royalty Pharma PLC (Class A Stock)	23	646
Sandoz Group AG (Switzerland)*	13,240	425,985
Sanofi SA	28,762	2,858,159
Sanofi SA, ADR	13,957	694,082
Santen Pharmaceutical Co. Ltd. (Japan)	44,300	440,749
Shionogi & Co. Ltd. (Japan)	14,716	708,251
Takeda Pharmaceutical Co. Ltd. (Japan)	14,384	412,505
Teva Pharmaceutical Industries Ltd. (Israel), ADR*	19,268	201,158
UCB SA (Belgium)	8	697
Viatris, Inc.	72	780
Zoetis, Inc.	25	4,934

		44,223,800

Professional Services — 0.3%
Adecco Group AG (Switzerland)	8,835	433,918
Automatic Data Processing, Inc.	5,900	1,374,523
Computershare Ltd. (Australia)	30,263	504,042
Dun & Bradstreet Holdings, Inc.	45,400	531,180
Experian PLC	8,319	339,376
Leidos Holdings, Inc.	1,800	194,832
Recruit Holdings Co. Ltd. (Japan)	28,000	1,170,712
RELX PLC (United Kingdom)	26,858	1,065,560
Teleperformance SE (France)	1,872	274,074

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Professional Services (cont’d.)
Verisk Analytics, Inc.	1,100	$262,746
Wolters Kluwer NV (Netherlands)	9,526	1,355,259

		7,506,222

Real Estate Management & Development — 0.3%
Azrieli Group Ltd. (Israel)	2,404	155,492
Capitaland India Trust (Singapore), UTS	169,063	145,959
Daito Trust Construction Co. Ltd. (Japan)	1,200	138,896
Hang Lung Properties Ltd. (Hong Kong)	81,000	112,615
Henderson Land Development Co. Ltd. (Hong Kong)	40,000	123,177
Hongkong Land Holdings Ltd. (Hong Kong)	23,800	82,778
KE Holdings, Inc. (China), ADR(a)	29,409	476,720
Mitsui Fudosan Co. Ltd. (Japan)	8,600	210,267
New World Development Co. Ltd. (Hong Kong)	234,000	362,822
Nomura Real Estate Holdings, Inc. (Japan)	24,200	635,019
Sagax AB (Sweden) (Class B Stock)	3,393	93,391
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	29,500	249,855
Tricon Residential, Inc. (Canada)	519,752	4,729,743
Zillow Group, Inc. (Class C Stock)*	2,300	133,078

		7,649,812

Residential REITs — 1.1%
Apartment Income REIT Corp.	102,294	3,552,671
AvalonBay Communities, Inc.(a)	874	163,630
Camden Property Trust	11,324	1,124,360
Canadian Apartment Properties REIT (Canada)	7,597	279,788
Equity LifeStyle Properties, Inc.	6,700	472,618
Equity Residential	117,127	7,163,487
Sun Communities, Inc.	25,828	3,451,912
UDR, Inc.	91,783	3,514,371
Veris Residential, Inc.	475,039	7,472,364

		27,195,201

Retail REITs — 1.3%
Brixmor Property Group, Inc.	162,160	3,773,463
InvenTrust Properties Corp.	52,858	1,339,422
Japan Metropolitan Fund Investment Corp. (Japan)	119	85,894
Kimco Realty Corp.(a)	5,200	110,812
Klepierre SA (France)	19,168	523,299
Realty Income Corp.	180,162	10,344,902
Regency Centers Corp.	13,341	893,847
Retail Opportunity Investments Corp.	63,820	895,395
Scentre Group (Australia)	208,392	424,372
Simon Property Group, Inc.	76,666	10,935,638
SITE Centers Corp.	179,322	2,444,159
Unibail-Rodamco-Westfield (France)*	5,236	387,273
Vicinity Ltd. (Australia)	190,945	265,244

		32,423,720

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment — 1.8%
Advanced Micro Devices, Inc.*	9,166	$1,351,160
Advantest Corp. (Japan)	23,240	783,085
Analog Devices, Inc.(a)	792	157,260
Applied Materials, Inc.	9,216	1,493,637
ASM International NV (Netherlands)	3,678	1,914,306
ASML Holding NV (Netherlands) (SGMX)	9,580	7,231,821
ASML Holding NV (Netherlands) (XNGS)	309	233,888
BE Semiconductor Industries NV (Netherlands)	1,685	254,395
Broadcom, Inc.	3,714	4,145,752
Disco Corp. (Japan)	3,700	913,777
Global Unichip Corp. (Taiwan)	8,986	507,927
Infineon Technologies AG (Germany)	22,215	927,756
Intel Corp.	49,982	2,511,596
Lam Research Corp.	2,445	1,915,071
Lasertec Corp. (Japan)	2,500	656,316
Novatek Microelectronics Corp. (Taiwan)	12,000	201,831
NVIDIA Corp.	18,960	9,389,371
NXP Semiconductors NV (China)	3,303	758,633
Qorvo, Inc.*	7,200	810,792
QUALCOMM, Inc.	13,400	1,938,042
Renesas Electronics Corp. (Japan)*	54,900	981,665
SK Hynix, Inc. (South Korea)	1,673	182,588
Skyworks Solutions, Inc.(a)	1,200	134,904
STMicroelectronics NV (Singapore)	12,399	621,921
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR(a)	26,752	2,782,208
Texas Instruments, Inc.	1,400	238,644
Tokyo Electron Ltd. (Japan)	8,000	1,421,919
United Microelectronics Corp. (Taiwan), ADR(a)	58,948	498,700
Universal Display Corp.	868	166,014

		45,124,979

Software — 1.7%
Adobe, Inc.*	3,505	2,091,083
AppLovin Corp. (Class A Stock)*	4,100	163,385
Cadence Design Systems, Inc.*	2,900	789,873
Check Point Software Technologies Ltd. (Israel)*	7,365	1,125,298
Constellation Software, Inc. (Canada)	269	666,947
CyberArk Software Ltd.*	5,182	1,135,117
Dassault Systemes SE (France)	29,525	1,445,170
DocuSign, Inc.*	4,300	255,635
Dynatrace, Inc.*	15,748	861,258
Gen Digital, Inc.	34,200	780,444
HubSpot, Inc.*	106	61,537
Intuit, Inc.	3,664	2,290,110
Microsoft Corp.	57,510	21,626,061
Monday.com Ltd.*	4,222	792,934
Nemetschek SE (Germany)	4,021	347,152
Nice Ltd. (Israel)*	2,012	400,144
Oracle Corp.	6,540	689,512
Oracle Corp. (Japan)	2,100	161,656

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Software (cont’d.)
Sage Group PLC (The) (United Kingdom)	13,728	$204,943
Salesforce, Inc.*	10,251	2,697,448
SAP SE (Germany)	14,336	2,206,620
ServiceNow, Inc.*	2,000	1,412,980
Teradata Corp.*	7,700	335,027
Trend Micro, Inc. (Japan)*	5,200	277,524
Workday, Inc. (Class A Stock)*	3,500	966,210
Xero Ltd. (New Zealand)*	2,552	194,688

		43,978,756

Specialized REITs — 1.7%
American Tower Corp.	2,500	539,700
Digital Realty Trust, Inc.	31,515	4,241,289
EPR Properties	49,662	2,406,124
Equinix, Inc.	19,708	15,872,626
Extra Space Storage, Inc.	31,123	4,989,951
Gaming & Leisure Properties, Inc.	2,404	118,637
Iron Mountain, Inc.	112,447	7,869,041
Public Storage(a)	23,980	7,313,900
Weyerhaeuser Co.	11,500	399,855

		43,751,123

Specialty Retail — 0.4%
AutoZone, Inc.*	30	77,568
Fast Retailing Co. Ltd. (Japan)	2,900	717,109
H & M Hennes & Mauritz AB (Sweden) (Class B Stock)	5,328	93,453
Home Depot, Inc. (The)	4,100	1,420,855
Industria de Diseno Textil SA (Spain)	51,384	2,242,092
JD Sports Fashion PLC (United Kingdom)	170,155	359,084
Lowe’s Cos., Inc.	8,852	1,970,013
O’Reilly Automotive, Inc.*	535	508,293
Petco Health & Wellness Co., Inc.*(a)	107,500	339,700
Ross Stores, Inc.	1,276	176,586
TJX Cos., Inc. (The)	14,943	1,401,803
Ulta Beauty, Inc.*	1,300	636,987

		9,943,543

Technology Hardware, Storage & Peripherals — 1.0%
Apple, Inc.	104,499	20,119,192
Brother Industries Ltd. (Japan)	29,000	461,825
Canon, Inc. (Japan)	8,200	210,361
Dell Technologies, Inc. (Class C Stock)	1,376	105,264
Hewlett Packard Enterprise Co.	54,100	918,618
HP, Inc.	8,500	255,765
Lenovo Group Ltd. (China)	106,000	148,341
Logitech International SA (Switzerland)	8,133	773,354
Samsung Electronics Co. Ltd. (South Korea)	13,952	846,842
Seagate Technology Holdings PLC(a)	1,380	117,811

		23,957,373

Textiles, Apparel & Luxury Goods — 0.6%
adidas AG (Germany)	5,232	1,063,178
Brunello Cucinelli SpA (Italy)	10,717	1,048,899
Burberry Group PLC (United Kingdom)	6,204	111,901

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (cont’d.)
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	10,313	$1,424,474
Deckers Outdoor Corp.*	1,000	668,430
Hermes International SCA (France)	1,436	3,052,240
Lululemon Athletica, Inc.*	4,171	2,132,591
LVMH Moet Hennessy Louis Vuitton SE (France)	5,375	4,367,387
Moncler SpA (Italy)	6,347	390,781
NIKE, Inc. (Class B Stock)	1,500	162,855
Pandora A/S (Denmark)	3,386	468,132
Ralph Lauren Corp.(a)	1,117	161,071
Skechers USA, Inc. (Class A Stock)*	4,700	292,998

		15,344,937

Tobacco — 0.2%
Altria Group, Inc.	11,400	459,876
British American Tobacco PLC (United Kingdom)	63,370	1,854,155
Imperial Brands PLC (United Kingdom)	35,098	808,230
Japan Tobacco, Inc. (Japan)(a)	54,500	1,407,474
Philip Morris International, Inc.	3,800	357,504

		4,887,239

Trading Companies & Distributors — 0.2%
AerCap Holdings NV (Ireland)*(a)	8,300	616,856
Ashtead Group PLC (United Kingdom)	11,352	789,046
Brenntag SE (Germany)	3,456	317,632
Bunzl PLC (United Kingdom)	6,214	252,509
Fastenal Co.	1,300	84,201
Ferguson PLC	1,480	285,744
Finning International, Inc. (Canada)	9,983	288,705
ITOCHU Corp. (Japan)	18,300	745,539
Marubeni Corp. (Japan)	11,100	174,764
Mitsubishi Corp. (Japan)	40,500	645,135
Mitsui & Co. Ltd. (Japan)	19,600	734,294
Sojitz Corp. (Japan)	12,900	290,623
Toyota Tsusho Corp. (Japan)	3,700	217,124
United Rentals, Inc.	900	516,078
W.W. Grainger, Inc.	100	82,869
Watsco, Inc.(a)	143	61,271

		6,102,390

Transportation Infrastructure — 0.1%
Aena SME SA (Spain), 144A	4,281	777,049
Airports of Thailand PCL (Thailand)	201,295	352,088
Getlink SE (France)	7,614	139,450

		1,268,587

Water Utilities — 0.0%
American Water Works Co., Inc.	4,350	574,156
Essential Utilities, Inc.	65	2,428
Severn Trent PLC (United Kingdom)	70	2,302
United Utilities Group PLC (United Kingdom)	177	2,391

		581,277

Wireless Telecommunication Services — 0.1%
KDDI Corp. (Japan)	41,037	1,301,632

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Wireless Telecommunication Services (cont’d.)
Rogers Communications, Inc. (Canada) (Class B Stock)	177	$8,286
SoftBank Corp. (Japan)	34,714	432,596
SoftBank Group Corp. (Japan)	3,406	150,336
Tele2 AB (Sweden) (Class B Stock)	20,084	172,636
T-Mobile US, Inc.	867	139,006
Vodafone Group PLC (United Kingdom)	345,479	301,721

		2,506,213

TOTAL COMMON STOCKS (cost $780,668,464)		862,207,500

PREFERRED STOCKS — 0.1%
Automobiles — 0.0%
Bayerische Motoren Werke AG (Germany) (PRFC)	972	96,717
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC), 144A	2,561	225,565
Volkswagen AG (Germany) (PRFC)	518	63,847

		386,129

Household Products — 0.1%
Henkel AG & Co. KGaA (Germany) (PRFC)	7,285	586,020

Life Sciences Tools & Services — 0.0%
Sartorius AG (Germany) (PRFC)	2	735

Metals & Mining — 0.0%
Gerdau SA (Brazil) (PRFC)	82,870	401,007

TOTAL PREFERRED STOCKS (cost $1,402,832)		1,373,891

UNAFFILIATED EXCHANGE-TRADED FUNDS — 6.6%
Energy Select Sector SPDR Fund	125,500	10,521,920
Invesco Preferred ETF(a)	473,000	5,425,310
iShares Core MSCI EAFE ETF(a)	423,400	29,786,190
iShares Core S&P 500 ETF	79,750	38,090,992
iShares Gold Trust*	12,000	468,360
iShares iBoxx High Yield Corporate Bond ETF(a)	47,600	3,683,764
iShares JP Morgan USD Emerging Markets Bond ETF(a)	101,500	9,039,590
iShares Latin America 40 ETF(a)	73,000	2,121,380
iShares MSCI EAFE ETF(a)	156,511	11,793,104
iShares Russell 1000 Growth ETF	19,150	5,805,706
iShares Russell 1000 Value ETF(a)	62,700	10,361,175
Vanguard Real Estate ETF(a)	119,700	10,576,692
Vanguard Short-Term Corporate Bond ETF(a)	159,200	12,317,304
Vanguard Total Bond Market ETF	227,600	16,739,980

TOTAL UNAFFILIATED EXCHANGE-TRADED FUNDS (cost $155,738,478)		166,731,467

	Units	Value
WARRANTS* — 0.0%
Software
Constellation Software, Inc. (Canada), expiring 03/31/40^	309	$1,295

(cost $0)

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 2.0%
Automobiles — 0.0%
Exeter Automobile Receivables Trust,
Series 2020-01A, Class D, 144A
2.730%	12/15/25		29	28,938

Collateralized Loan Obligations — 2.0%
AGL CLO Ltd. (Cayman Islands),
Series 2020-06A, Class ER, 144A, 3 Month SOFR + 6.762% (Cap N/A, Floor 6.500%)
12.177%(c)	07/20/34		210	209,444
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2021-21A, Class A, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.887%(c)	10/20/34		2,000	1,996,531
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2021-04A, Class E, 144A, 3 Month SOFR + 6.762% (Cap N/A, Floor 6.500%)
12.177%(c)	10/20/34		300	278,389
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2020-21A, Class A1R, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.825%(c)	10/15/34		3,875	3,876,320
Carlyle Euro CLO DAC (Ireland),
Series 2017-01A, Class A2AR, 144A, 3 Month EURIBOR + 1.700% (Cap N/A, Floor 1.700%)
5.665%(c)	07/15/34	EUR	1,000	1,058,990
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
4.955%(c)	10/15/35	EUR	1,500	1,617,936
CVC Cordatus Loan Fund DAC (Ireland),
Series 15A, Class AR, 144A, 3 Month EURIBOR + 0.890% (Cap N/A, Floor 0.890%)
4.852%(c)	08/26/32	EUR	2,000	2,177,652
Elevation CLO Ltd. (Cayman Islands),
Series 2021-14A, Class A1, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.877%(c)	10/20/34		2,500	2,503,010
Elmwood CLO Ltd. (Cayman Islands),
Series 2019-02A, Class SUB, 144A
0.000%(cc)	04/20/34		650	524,160
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 0.000%)
6.670%(c)	04/25/31		1,906	1,905,243
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-14A, Class A1AR, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.877%(c)	10/20/34		1,500	1,499,214

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Marble Point CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1R, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.865%(c)	10/15/34		3,750	$3,736,929
Series 2021-03A, Class A1, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 1.240%)
6.904%(c)	10/17/34		3,750	3,738,069
Ocean Trails CLO (Cayman Islands),
Series 2020-08A, Class A1R, 144A, 3 Month SOFR + 1.482% (Cap N/A, Floor 1.220%)
6.875%(c)	07/15/34		2,750	2,740,774
Ocean Trails CLO Ltd. (United Kingdom),
Series 2023-14A, Class D, 144A, 3 Month SOFR + 5.820% (Cap N/A, Floor 5.820%)
11.236%(c)	01/20/35		110	108,951
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month SOFR + 1.512% (Cap N/A, Floor 0.000%)
6.902%(c)	10/30/30		152	152,010
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.835%(c)	10/15/34		2,000	1,984,878
Series 2021-02A, Class A1, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.855%(c)	07/15/34		2,500	2,488,083
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2021-03A, Class A1, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.857%(c)	10/20/34		2,000	1,987,482
Sound Point CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)
6.757%(c)	01/20/32		2,500	2,495,052
St. Pauls CLO (Netherlands),
Series 11A, Class AR, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)
4.835%(c)	01/17/32	EUR	2,000	2,174,321
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.832%(c)	10/29/34		1,000	998,899
Series 2019-01A, Class ASNR, 144A, 3 Month SOFR + 1.482% (Cap N/A, Floor 1.220%)
6.872%(c)	08/16/34		2,750	2,734,740
Toro European CLO DAC (Ireland),
Series 02A, Class ARR, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
4.946%(c)	07/25/34	EUR	1,250	1,350,264
Series 03A, Class ARR, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
4.955%(c)	07/15/34	EUR	2,500	2,701,217
Vibrant CLO Ltd. (Cayman Islands),
Series 2021-14A, Class A1A, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.887%(c)	10/20/34		2,750	2,738,393

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.865%(c)	10/15/34	1,000	$996,084

			50,773,035

Consumer Loans — 0.0%
Affirm Asset Securitization Trust,
Series 2021-Z02, Class A, 144A
1.170%	11/16/26	47	45,228
Series 2022-X01, Class A, 144A
1.750%	02/15/27	6	6,254
BHG Securitization Trust,
Series 2021-B, Class A, 144A
0.900%	10/17/34	27	26,185
Series 2022-A, Class A, 144A
1.710%	02/20/35	98	95,256
SoFi Consumer Loan Program Trust,
Series 2021-01, Class D, 144A
2.040%	09/25/30	100	93,164
Upstart Securitization Trust,
Series 2021-04, Class A, 144A
0.840%	09/20/31	6	5,979

			272,066

Home Equity Loans — 0.0%
GSAA Trust,
Series 2006-07, Class AF2
5.995%(cc)	03/25/46	526	193,819

Other — 0.0%
Sunnova Helios II Issuer LLC,
Series 2019-AA, Class C, 144A
5.320%	06/20/46	201	157,055

TOTAL ASSET-BACKED SECURITIES (cost $52,771,500)			51,424,913

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.0%
BANK,
Series 2021-BN32, Class XA
0.774%(cc)	04/15/54	1,073	41,324
BX Commercial Mortgage Trust,
Series 2021-VOLT, Class XCP, IO, 144A
0.000%(cc)	09/15/36	6,600	7
Credit Suisse Mortgage Trust,
Series 2017-CHOP, Class F, 144A, Prime + 1.294% (Cap N/A, Floor 4.350%)
9.794%(c)	07/15/32	410	361,405
FHLMC Multifamily Structured Pass-Through Certificates,
Series K131, Class X1, IO
0.728%(cc)	07/25/31	3,193	140,461
Series K510, Class A2
5.069%(cc)	10/25/28	20	20,597
Series K753, Class A2
4.400%	10/25/30	20	19,949

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. Trust,
Series 2018-LUAU, Class G, 144A, 1 Month SOFR + 4.747% (Cap N/A, Floor 4.700%)
10.109%(c)	11/15/32		110	$106,097
Series 2018-SRP05, Class C, 144A, 1 Month SOFR + 4.364% (Cap N/A, Floor 3.750%)
9.726%(c)	09/15/31		481	98,012
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2018-PHMZ, Class M, 144A, 1 Month SOFR + 8.622% (Cap N/A, Floor 8.208%)
13.984%(c)	06/15/35		1,000	2,500
Series 2020-MKST, Class H, 144A, 1 Month SOFR + 7.114% (Cap N/A, Floor 6.750%)
12.726%(c)	12/15/36		210	7,238
Series 2021-NYAH, Class XCP, IO, 144A
0.515%(cc)	06/15/38		20,085	20
Med Trust,
Series 2021-MDLN, Class E, 144A, 1 Month SOFR + 3.264% (Cap N/A, Floor 3.150%)
8.626%(c)	11/15/38		109	106,406

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,532,956)				904,016

CONVERTIBLE BOND — 0.0%
Media
DISH Network Corp.,
Sr. Unsec’d. Notes
2.375%	03/15/24		410	406,131

(cost $403,900)

CORPORATE BONDS — 2.5%
Aerospace & Defense — 0.1%
Boeing Co. (The),
Sr. Unsec’d. Notes
1.433%	02/04/24		75	74,698
2.196%	02/04/26		60	56,699
3.625%	02/01/31		70	65,077
5.705%	05/01/40		5	5,182
5.805%	05/01/50		105	108,903
5.930%	05/01/60		15	15,573
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.875%	04/15/27(a)		1,017	1,018,475
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
4.950%	10/15/25		45	45,408

				1,390,015

Agriculture — 0.0%
Altria Group, Inc.,
Gtd. Notes
3.125%	06/15/31	EUR	255	255,206
6.200%	02/14/59		92	97,371
BAT Capital Corp. (United Kingdom),
Gtd. Notes
4.540%	08/15/47		30	23,073

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Agriculture (cont’d.)
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
6.150%	09/15/43		10	$9,958
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29		550	503,529

				889,137

Airlines — 0.0%
American Airlines, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	05/15/29		200	211,554
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A
5.500%	04/20/26		9	9,097
5.750%	04/20/29		10	9,715
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.500%	10/20/25		24	23,644
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26		30	29,260
4.625%	04/15/29		140	130,467

				413,737

Auto Manufacturers — 0.1%
Daimler Truck Finance North America LLC (Germany),
Gtd. Notes, 144A
5.400%	09/20/28		150	152,909
Ford Motor Co.,
Sr. Unsec’d. Notes
3.250%	02/12/32		85	70,715
4.750%	01/15/43		806	665,804
6.100%	08/19/32(a)		200	201,783
General Motors Co.,
Sr. Unsec’d. Notes
6.250%	10/02/43		70	71,612
Volkswagen International Finance NV (Germany),
Gtd. Notes
3.875%(ff)	06/17/29(oo)	EUR	200	201,736

				1,364,559

Auto Parts & Equipment — 0.0%
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.250%	03/15/26		254	251,986
Dana, Inc.,
Sr. Unsec’d. Notes
4.250%	09/01/30		65	58,157
4.500%	02/15/32		50	43,692
5.625%	06/15/28(a)		75	74,336
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A
8.000%	11/17/28		125	106,861

				535,032

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks — 0.4%
ABN AMRO Bank NV (Netherlands),
Covered Bonds, EMTN
0.400%	09/17/41	EUR	100	$69,366
Sr. Non-Preferred Notes, 144A, MTN
6.575%(ff)	10/13/26		200	203,032
BAC Capital Trust XIV,
Ltd. Gtd. Notes, Series G, 3 Month SOFR + 0.662% (Cap N/A, Floor 4.000%)
6.046%(c)	01/16/24(oo)		310	253,474
Banco Mercantil del Norte SA (Mexico),
Jr. Sub. Notes, 144A
7.625%(ff)	01/10/28(oo)		200	192,300
Bangko Sentral ng Pilipinas International Bond (Philippines),
Sr. Unsec’d. Notes, Series A
8.600%	06/15/27		100	115,069
Bank Gospodarstwa Krajowego (Poland),
Gov’t. Gtd. Notes, EMTN
4.000%	09/08/27	EUR	100	112,189
Bank of America Corp.,
Sr. Unsec’d. Notes
2.572%(ff)	10/20/32		130	107,845
Sr. Unsec’d. Notes, MTN
3.970%(ff)	03/05/29		60	57,306
4.827%(ff)	07/22/26		55	54,592
Sub. Notes
2.482%(ff)	09/21/36		25	19,836
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes, MTN
3.450%	04/11/25		50	48,895
Banque Federative du Credit Mutuel SA (France),
Sr. Non-Preferred Notes, EMTN
4.375%	05/02/30	EUR	100	114,539
Sub. Notes
3.875%(ff)	06/16/32	EUR	100	108,905
BNP Paribas SA (France),
Jr. Sub. Notes, 144A
8.500%(ff)	08/14/28(a)(oo)		210	219,975
Sr. Non-Preferred Notes, 144A
2.159%(ff)	09/15/29		200	173,726
Sr. Non-Preferred Notes, EMTN
2.750%(ff)	07/25/28	EUR	100	107,381
BPCE SA (France),
Sr. Non-Preferred Notes, EMTN
4.750%(ff)	06/14/34	EUR	100	117,251
Cassa Depositi e Prestiti SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.750%	05/05/26		200	199,684
Cie de Financement Foncier SA (France),
Covered Bonds, EMTN
3.375%	09/16/31	EUR	100	114,373
Covered Bonds, Series DOM
0.875%	09/11/28	EUR	100	101,366
Citigroup, Inc.,
Jr. Sub. Notes
3.875%(ff)	02/18/26(oo)		525	465,155
Jr. Sub. Notes, Series P
5.950%(ff)	05/15/25(oo)		270	264,247

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Jr. Sub. Notes, Series W
4.000%(ff)	12/10/25(oo)		9	$8,292
Sr. Unsec’d. Notes
4.075%(ff)	04/23/29(a)		154	148,348
8.125%	07/15/39		30	38,724
Sr. Unsec’d. Notes, Series VAR
3.070%(ff)	02/24/28		40	37,695
Sub. Notes
4.400%	06/10/25		90	88,981
6.174%(ff)	05/25/34		65	67,416
Cooperatieve Rabobank UA (Netherlands),
Covered Bonds, EMTN
0.125%	12/01/31	EUR	200	179,535
Credit Agricole SA (France),
Jr. Sub. Notes, 144A
7.500%(ff)	06/23/26(oo)	GBP	120	150,664
Sr. Non-Preferred Notes, EMTN
1.375%	03/13/25	EUR	200	215,250
Danske Bank A/S (Denmark),
Sr. Non-Preferred Notes, EMTN
4.750%(ff)	06/21/30	EUR	140	162,838
Sub. Notes, EMTN
2.500%(ff)	06/21/29	EUR	355	387,121
Deutsche Bank AG (Germany),
Sr. Non-Preferred Notes, EMTN
0.750%(ff)	02/17/27	EUR	300	308,866
Fifth Third Bancorp,
Sr. Unsec’d. Notes
6.339%(ff)	07/27/29		10	10,404
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A
12.000%	10/01/28		25	27,260
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U
3.650%(ff)	08/10/26(oo)		215	193,001
Jr. Sub. Notes, Series V
4.125%(ff)	11/10/26(a)(oo)		110	97,889
Sr. Unsec’d. Notes
1.948%(ff)	10/21/27		20	18,296
1.992%(ff)	01/27/32		126	101,977
2.650%(ff)	10/21/32		65	54,164
3.375%	03/27/25	EUR	150	165,216
4.482%(ff)	08/23/28		30	29,451
Sub. Notes
5.150%	05/22/45		60	58,040
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
6.375%(ff)	03/30/25(oo)		200	197,750
Sr. Unsec’d. Notes
0.641%(ff)	09/24/29	EUR	100	96,715
3.000%(ff)	07/22/28	GBP	300	355,723
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
6.208%(ff)	08/21/29		55	56,701
Israel Discount Bank Ltd. (Israel),
Sr. Unsec’d. Notes, 144A
5.375%	01/26/28		200	193,937

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)		136	$131,006
Sr. Unsec’d. Notes
2.069%(ff)	06/01/29		80	70,927
3.702%(ff)	05/06/30		114	107,221
4.851%(ff)	07/25/28		55	55,005
KBC Group NV (Belgium),
Sr. Unsec’d. Notes, EMTN
4.375%(ff)	04/19/30	EUR	100	114,448
Kreditanstalt fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes
0.375%	04/23/25	EUR	200	213,599
4.125%	07/15/33		455	456,634
Gov’t. Gtd. Notes, EMTN
0.875%	07/04/39	EUR	225	188,520
M&T Bank Corp.,
Sr. Unsec’d. Notes
5.053%(ff)	01/27/34		35	33,158
7.413%(ff)	10/30/29		100	107,701
MFB Magyar Fejlesztesi Bank Zrt (Hungary),
Gov’t. Gtd. Notes
1.375%	06/24/25	EUR	100	105,211
Morgan Stanley,
Sr. Unsec’d. Notes
3.620%(ff)	04/17/25		60	59,636
5.449%(ff)	07/20/29		15	15,284
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31		140	122,636
Sr. Unsec’d. Notes, MTN
2.943%(ff)	01/21/33		105	89,245
Sub. Notes
2.484%(ff)	09/16/36		30	23,813
Nederlandse Waterschapsbank NV (Netherlands),
Sr. Unsec’d. Notes, EMTN
0.000%	11/16/26	EUR	335	344,467
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
6.875%(ff)	10/20/34		50	55,526
Societe Generale SA (France),
Sr. Non-Preferred Notes, EMTN
1.250%	12/07/27	GBP	100	110,576
Sr. Preferred Notes, EMTN
0.250%	07/08/27	EUR	200	198,596
Sub. Notes, EMTN
1.000%(ff)	11/24/30	EUR	300	310,512
State Street Corp.,
Sr. Unsec’d. Notes
5.272%	08/03/26		50	50,699
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes
5.103%	01/09/26		50	50,228
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
5.867%(ff)	06/08/34		10	10,204

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
U.S. Bancorp,
Jr. Sub. Notes
3.700%(ff)	01/15/27(oo)		300	$236,740
UBS Group AG (Switzerland),
Jr. Sub. Notes, 144A
9.250%(ff)	11/13/28(oo)		200	214,750
Sr. Unsec’d. Notes, 144A
6.246%(ff)	09/22/29		200	208,238
Wells Fargo & Co.,
Sr. Unsec’d. Notes
5.389%(ff)	04/24/34		90	90,321
6.303%(ff)	10/23/29		35	36,922
6.491%(ff)	10/23/34		15	16,336
Sr. Unsec’d. Notes, MTN
2.879%(ff)	10/30/30		115	102,185
5.557%(ff)	07/25/34		90	91,715
5.574%(ff)	07/25/29		35	35,732
Sub. Notes, MTN
4.650%	11/04/44		50	44,038

				10,772,589

Beverages — 0.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36		75	74,853
4.900%	02/01/46		15	14,682
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.439%	10/06/48		20	18,464
4.600%	04/15/48		6	5,692
5.550%	01/23/49		25	26,963

				140,654

Biotechnology — 0.0%
Amgen, Inc.,
Sr. Unsec’d. Notes
4.200%	03/01/33		25	23,787
5.150%	03/02/28		90	92,022
5.600%	03/02/43		10	10,341
5.650%	03/02/53		15	15,813
5.750%	03/02/63		5	5,259

				147,222

Building Materials — 0.0%
Carrier Global Corp.,
Sr. Unsec’d. Notes, 144A
4.125%	05/29/28	EUR	115	130,062
5.800%	11/30/25		100	101,386
6.200%	03/15/54		15	17,392
Griffon Corp.,
Gtd. Notes
5.750%	03/01/28		200	196,613
JELD-WEN, Inc.,
Gtd. Notes, 144A
4.625%	12/15/25		25	24,261

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Building Materials (cont’d.)
Masonite International Corp.,
Gtd. Notes, 144A
3.500%	02/15/30		75	$64,817
Sika Capital BV (Switzerland),
Gtd. Notes
1.500%	04/29/31	EUR	100	99,156
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	07/15/30		225	206,442

				840,129

Chemicals — 0.0%
Celanese US Holdings LLC,
Gtd. Notes
6.350%	11/15/28		65	68,156
6.700%	11/15/33		20	21,740
FMC Corp.,
Sr. Unsec’d. Notes
5.150%	05/18/26		50	49,948
Rain Carbon, Inc.,
Sr. Sec’d. Notes, 144A
12.250%	09/01/29(a)		100	97,811
Valvoline, Inc.,
Sr. Unsec’d. Notes, 144A
3.625%	06/15/31		111	94,733

				332,388

Commercial Services — 0.1%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26		250	248,967
Autostrade per l’Italia SpA (Italy),
Sr. Unsec’d. Notes
2.000%	01/15/30	EUR	200	195,355
California Institute of Technology,
Sr. Unsec’d. Notes
3.650%	09/01/2119		50	35,555
CK Hutchison International 23 Ltd. (United Kingdom),
Gtd. Notes, 144A
4.875%	04/21/33(a)		200	200,046
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes
2.375%	09/25/26	EUR	100	105,829
4.250%	09/25/30	GBP	100	118,285
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.900%	05/01/33		50	49,950
5.400%	05/01/53		5	5,258
Freeport Terminal Malta PLC (Malta),
Gov’t. Gtd. Notes, 144A
7.250%	05/15/28		100	108,673
Northeastern University,
Unsec’d. Notes, Series 2020
2.894%	10/01/50		50	35,059
S&P Global, Inc.,
Gtd. Notes
2.450%	03/01/27		70	66,006

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
2.700%	03/01/29		45	$41,662
United Rentals North America, Inc.,
Gtd. Notes
3.875%	02/15/31		140	127,239
4.875%	01/15/28(a)		226	220,739
Wesleyan University,
Unsec’d. Notes
4.781%	07/01/2116		30	25,508

				1,584,131

Computers — 0.0%
NCR Atleos Corp.,
Sr. Sec’d. Notes, 144A
9.500%	04/01/29		79	84,180

Distribution/Wholesale — 0.0%
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28		375	340,570

Diversified Financial Services — 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.150%	02/15/24		150	149,514
American Express Co.,
Sr. Unsec’d. Notes
5.043%(ff)	05/01/34		10	9,986
Sub. Notes
5.625%(ff)	07/28/34		25	25,874
BlackRock, Inc.,
Sr. Unsec’d. Notes
4.750%	05/25/33		65	65,674
BPCE SFH SA (France),
Covered Bonds
1.125%	04/12/30	EUR	200	199,828
3.000%	10/17/29	EUR	200	223,544
3.250%	04/12/28	EUR	100	112,475
Capital One Financial Corp.,
Sr. Unsec’d. Notes
6.312%(ff)	06/08/29		65	66,681
6.377%(ff)	06/08/34		70	72,145
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
1.125%	04/06/27	EUR	360	377,714
CPPIB Capital, Inc. (Canada),
Gtd. Notes, EMTN
0.250%	04/06/27	EUR	264	270,006
ILFC E-Capital Trust I,
Ltd. Gtd. Notes, 144A
7.186%(cc)	12/21/65		150	111,530
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
1.850%	09/15/32		25	20,060
4.600%	03/15/33		70	69,870
LeasePlan Corp. NV (Netherlands),
Sr. Unsec’d. Notes, EMTN
2.125%	05/06/25	EUR	200	216,617

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
OMERS Finance Trust (Canada),
Gtd. Notes, 144A
3.500%	04/19/32		250	$230,729
OneMain Finance Corp.,
Gtd. Notes
7.125%	03/15/26		490	499,324
Ontario Teachers’ Finance Trust (Canada),
Gtd. Notes
0.500%	05/06/25	EUR	171	181,906
2.000%	04/16/31		286	241,369
Gtd. Notes, EMTN
0.100%	05/19/28	EUR	328	321,634
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
7.875%	12/15/29		100	103,133
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, GMTN
1.841%	09/21/28	EUR	100	96,476
Societe Generale SFH SA (France),
Covered Bonds
0.750%	01/29/27	EUR	100	103,928

				3,770,017

Electric — 0.2%
Bulgarian Energy Holding EAD (Bulgaria),
Sr. Unsec’d. Notes
2.450%	07/22/28	EUR	100	96,044
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31		15	13,211
4.500%	02/15/28		15	14,271
Sr. Unsec’d. Notes, 144A
5.000%	02/01/31		20	18,343
5.125%	03/15/28	1,300		1,245,769
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes
5.000%	09/29/36		141	117,549
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	06/01/28		25	24,540
Duke Energy Corp.,
Sr. Unsec’d. Notes
4.300%	03/15/28		25	24,639
4.500%	08/15/32		35	33,926
EDP Servicios Financieros Espana SA (Portugal),
Sr. Unsec’d. Notes, EMTN
4.375%	04/04/32	EUR	125	146,922
Engie SA (France),
Sr. Unsec’d. Notes, EMTN
2.000%	09/28/37	EUR	100	91,792
Eversource Energy,
Sr. Unsec’d. Notes
4.750%	05/15/26		25	24,873
Georgia Power Co.,
Sr. Unsec’d. Notes
4.950%	05/17/33		5	5,053

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Iberdrola International BV (Spain),
Gtd. Notes, Series NC5
1.874%(ff)	01/28/26(oo)	EUR	200	$207,719
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, EMTN
7.750%	12/15/27		250	265,288
ITC Holdings Corp.,
Sr. Unsec’d. Notes, 144A
4.950%	09/22/27		10	10,040
Korea Electric Power Corp. (South Korea),
Sr. Unsec’d. Notes
5.125%	04/23/34		100	101,773
National Grid Electricity Distribution East Midlands PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
3.530%	09/20/28	EUR	140	156,760
National Grid PLC (United Kingdom),
Sr. Unsec’d. Notes
5.809%	06/12/33		20	20,764
Niagara Mohawk Power Corp.,
Sr. Unsec’d. Notes, 144A
1.960%	06/27/30		40	33,238
5.783%	09/16/52		25	25,885
NRG Energy, Inc.,
Gtd. Notes
6.625%	01/15/27		175	176,007
Gtd. Notes, 144A
3.625%	02/15/31		64	55,053
Jr. Sub. Notes, 144A
10.250%(ff)	03/15/28(oo)		75	78,072
Pacific Gas & Electric Co.,
First Mortgage
3.300%	08/01/40		50	36,648
4.950%	07/01/50		20	17,151
6.100%	01/15/29		45	46,541
6.150%	01/15/33		35	36,285
6.400%	06/15/33		10	10,530
6.700%	04/01/53		10	10,885
6.750%	01/15/53		15	16,359
6.950%	03/15/34		15	16,514
Sr. Sec’d. Notes
3.250%	06/01/31		25	21,668
PG&E Corp.,
Sr. Sec’d. Notes
5.250%	07/01/30(a)		200	193,803
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
2.450%	11/15/31		25	21,032
Sempra,
Sr. Unsec’d. Notes
3.300%	04/01/25		35	34,139
3.700%	04/01/29		20	19,050
Southern California Edison Co.,
First Mortgage
5.650%	10/01/28		10	10,427
5.850%	11/01/27		20	20,890
5.950%	11/01/32		10	10,748

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
First Mortgage, Series A
4.200%	03/01/29		25	$24,504
Southern Co. (The),
Sr. Unsec’d. Notes
5.200%	06/15/33		45	45,916
5.500%	03/15/29		75	78,058
5.700%	03/15/34		35	36,860
Southwestern Public Service Co.,
First Mortgage
4.500%	08/15/41		15	13,330
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26(oo)		150	148,648
8.000%(ff)	10/15/26(oo)		675	672,683
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		120	116,847
Sr. Sec’d. Notes, 144A
3.550%	07/15/24		50	49,244

				4,696,291

Electrical Components & Equipment — 0.0%
WESCO Distribution, Inc.,
Gtd. Notes, 144A
7.250%	06/15/28(a)		475	488,107

Electronics — 0.0%
Assa Abloy AB (Sweden),
Sr. Unsec’d. Notes, EMTN
3.875%	09/13/30	EUR	100	115,645
Honeywell International, Inc.,
Sr. Unsec’d. Notes
3.750%	05/17/32	EUR	100	114,097
4.125%	11/02/34	EUR	100	117,043

				346,785

Engineering & Construction — 0.0%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
3.875%	04/30/28		200	187,330

Entertainment — 0.0%
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	02/15/30		75	77,106
Sr. Unsec’d. Notes, 144A
4.625%	10/15/29(a)		275	248,610
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
7.625%	04/15/26		400	402,333
Warnermedia Holdings, Inc.,
Gtd. Notes
3.638%	03/15/25		65	63,632
3.755%	03/15/27		50	47,921
4.054%	03/15/29		20	18,964
4.279%	03/15/32		15	13,723
5.050%	03/15/42(a)		95	83,760
5.141%	03/15/52		10	8,604
5.391%	03/15/62		40	34,400

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Entertainment (cont’d.)
6.412%	03/15/26		60	$60,047
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29		5	4,723

				1,063,823

Environmental Control — 0.0%
GFL Environmental, Inc. (Canada),
Sr. Sec’d. Notes, 144A
6.750%	01/15/31		50	51,520
Veralto Corp.,
Gtd. Notes, 144A
5.350%	09/18/28		70	71,750
5.450%	09/18/33		35	36,313
5.500%	09/18/26		80	81,333

				240,916

Foods — 0.1%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.500%	03/15/29		60	54,465
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
3.250%	02/16/26	GBP	868	1,023,671
Bellis Finco PLC (United Kingdom),
Gtd. Notes
4.000%	02/16/27	GBP	500	551,691
Bimbo Bakeries USA, Inc. (Mexico),
Gtd. Notes, 144A
6.400%	01/15/34		200	221,607
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes
5.125%	02/01/28		37	36,715
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30		25	23,063
4.375%	01/31/32		100	91,272
Post Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
4.500%	09/15/31(a)		150	134,816

				2,137,300

Gas — 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.750%	05/20/27		45	43,769
5.875%	08/20/26		150	148,187
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.001%	08/01/29		75	67,168
National Gas Transmission PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
1.125%	01/14/33	GBP	100	92,500
Southern California Gas Co.,
First Mortgage
6.350%	11/15/52		25	28,603

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Gas (cont’d.)
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	05/30/47		20	$16,921
5.750%	09/15/33		10	10,511
Terega SA (France),
Sr. Unsec’d. Notes
0.875%	09/17/30	EUR	200	186,541

				594,200

Hand/Machine Tools — 0.0%
Regal Rexnord Corp.,
Gtd. Notes, 144A
6.050%	02/15/26		34	34,363

Healthcare-Products — 0.0%
Boston Scientific Corp.,
Sr. Unsec’d. Notes
0.625%	12/01/27	EUR	100	100,869
GE HealthCare Technologies, Inc.,
Gtd. Notes
5.550%	11/15/24		100	100,060
Medline Borrower LP,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		75	67,838
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29		75	70,828

				339,595

Healthcare-Services — 0.1%
Bon Secours Mercy Health, Inc.,
Sec’d. Notes, Series 20-2
2.095%	06/01/31		50	40,992
CommonSpirit Health,
Sr. Sec’d. Notes
3.817%	10/01/49		20	15,798
3.910%	10/01/50		75	59,063
DaVita, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31		400	328,362
4.625%	06/01/30		20	17,484
Dignity Health,
Sec’d. Notes
5.267%	11/01/64		100	93,703
Hackensack Meridian Health, Inc.,
Sr. Sec’d. Notes
4.211%	07/01/48		50	44,158
HCA, Inc.,
Gtd. Notes
3.625%	03/15/32		75	67,088
4.625%	03/15/52		25	21,336
5.000%	03/15/24(a)		150	149,693
5.250%	06/15/26		75	75,382
5.375%	02/01/25		200	199,918
5.875%	02/01/29		15	15,476
5.900%	06/01/53		20	20,537
7.500%	11/15/95		110	125,406

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Humana, Inc.,
Sr. Unsec’d. Notes
5.750%	12/01/28		35	$36,596
5.950%	03/15/34		20	21,415
IQVIA, Inc.,
Gtd. Notes
2.250%	03/15/29	EUR	795	805,384
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A
9.750%	12/01/26(a)		325	324,011
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
4.250%	06/01/29		25	23,276
5.125%	11/01/27		95	92,935
Sr. Sec’d. Notes, 144A
6.750%	05/15/31(a)		375	383,847
Trinity Health Corp.,
Sr. Unsec’d. Notes, Series 2021
2.632%	12/01/40		75	54,423
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.050%	05/15/41		10	7,828
3.500%	08/15/39		20	17,008
4.000%	05/15/29		40	39,406
5.050%	04/15/53		25	25,289
5.200%	04/15/63		35	35,773
5.250%	02/15/28		35	36,204
5.875%	02/15/53		30	33,973
Willis-Knighton Medical Center,
Sec’d. Notes, Series 2018
4.813%	09/01/48		40	35,699

				3,247,463

Home Builders — 0.0%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
4.625%	04/01/30(a)		175	157,810
6.625%	01/15/28		4	3,896
Beazer Homes USA, Inc.,
Gtd. Notes
7.250%	10/15/29		4	4,048
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A
6.250%	09/15/27		400	387,000
Century Communities, Inc.,
Gtd. Notes
6.750%	06/01/27		5	5,056
Taylor Morrison Communities, Inc.,
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30		20	19,377

				577,187

Insurance — 0.1%
Allianz SE (Germany),
Sub. Notes
5.824%(ff)	07/25/53	EUR	100	120,683

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Allstate Corp. (The),
Sr. Unsec’d. Notes
5.250%	03/30/33		20	$20,431
Assicurazioni Generali SpA (Italy),
Jr. Sub. Notes, EMTN
4.596%(ff)	11/21/25(oo)	EUR	200	219,686
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes
3.500%	04/04/25		35	34,145
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes
3.375%	03/03/31		125	109,713
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. (Bermuda),
Sr. Sec’d. Notes, 144A, Cash coupon 7.625% or PIK 8.375%
7.625%	10/15/25(a)		330	334,125
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
5.700%	09/15/53		45	48,902
Northwestern Mutual Global Funding,
Sr. Sec’d. Notes, 144A, MTN
1.700%	06/01/28		45	39,568
Pension Insurance Corp. PLC (United Kingdom),
Sub. Notes
5.625%	09/20/30	GBP	205	248,951
Unum Group,
Sr. Unsec’d. Notes
4.125%	06/15/51		120	89,746

				1,265,950

Internet — 0.0%
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
4.500%	11/15/31	EUR	135	161,998
Meta Platforms, Inc.,
Sr. Unsec’d. Notes
5.600%	05/15/53		100	108,568
5.750%	05/15/63		10	10,962
Prosus NV (China),
Sr. Unsec’d. Notes, 144A, MTN
4.027%	08/03/50		200	130,375

				411,903

Investment Companies — 0.0%
MDGH GMTN RSC Ltd. (United Arab Emirates),
Gtd. Notes, GMTN
0.375%	03/10/27	EUR	100	99,796

Leisure Time — 0.0%
Carnival Corp.,
Gtd. Notes, 144A
10.500%	06/01/30(a)		210	229,688
NCL Corp. Ltd.,
Gtd. Notes, 144A
5.875%	03/15/26		50	48,500
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A
7.250%	01/15/30		25	26,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Leisure Time (cont’d.)
Sr. Unsec’d. Notes, 144A
5.375%	07/15/27(a)	100	$98,644
5.500%	08/31/26	100	98,500
Viking Cruises Ltd.,
Gtd. Notes, 144A
5.875%	09/15/27	150	145,875

			647,207

Lodging — 0.0%
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
3.625%	02/15/32	10	8,707
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
2.550%	03/08/27	200	181,125
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
4.875%	10/01/24	200	197,250
5.500%	01/15/26	200	194,500

			581,582

Machinery-Diversified — 0.0%
Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	01/01/30	25	26,167
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
4.750%	06/08/26	55	55,394
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A
11.500%	09/01/28	100	103,845

			185,406

Media — 0.1%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32	140	120,028
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31	25	21,841
4.250%	01/15/34	90	73,187
4.750%	02/01/32	10	8,817
5.000%	02/01/28	10	9,573
5.125%	05/01/27	21	20,319
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.900%	06/01/52	100	67,317
Comcast Corp.,
Gtd. Notes
5.250%	11/07/25	15	15,169
CSC Holdings LLC,
Gtd. Notes, 144A
4.500%	11/15/31	200	151,252
6.500%	02/01/29(a)	725	644,546
Discovery Communications LLC,
Gtd. Notes
5.300%	05/15/49	41	35,430

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
DISH DBS Corp.,
Gtd. Notes
5.125%	06/01/29		10	$5,155
5.875%	11/15/24		25	23,554
7.750%	07/01/26		450	314,155
DISH Network Corp.,
Sr. Sec’d. Notes, 144A
11.750%	11/15/27		175	182,554
Time Warner Cable LLC,
Sr. Sec’d. Notes
7.300%	07/01/38		80	82,924
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	02/15/25		119	118,790
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes
5.250%	05/15/29	GBP	166	196,327

				2,090,938

Mining — 0.0%
Anglo American Capital PLC (South Africa),
Gtd. Notes, EMTN
1.625%	03/11/26	EUR	200	212,071
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A
6.875%	03/01/26		210	187,990
Freeport-McMoRan, Inc.,
Gtd. Notes
4.625%	08/01/30		10	9,776
Hecla Mining Co.,
Gtd. Notes
7.250%	02/15/28		75	75,925

				485,762

Multi-National — 0.1%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
4.500%	03/07/28	EUR	100	114,907
European Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
7.050%	08/10/33	INR	59,400	722,811
Sr. Unsec’d. Notes, GMTN
5.000%	10/06/26	IDR	3,449,000	218,776
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.875%	01/12/33	EUR	145	163,553
Sr. Unsec’d. Notes, EMTN
1.125%	09/15/36	EUR	115	104,502
3.000%	10/14/33	EUR	125	142,672
Inter-American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
7.000%	04/17/33	INR	115,000	1,386,088
International Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes
4.750%	11/14/33		105	110,845

				2,964,154

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26		70	$65,544

Oil & Gas — 0.2%
Aker BP ASA (Norway),
Gtd. Notes, 144A
3.100%	07/15/31		205	175,224
Sr. Unsec’d. Notes, 144A
5.600%	06/13/28		150	152,333
Antero Resources Corp.,
Gtd. Notes, 144A
5.375%	03/01/30		75	71,979
Apache Corp.,
Sr. Unsec’d. Notes
5.100%	09/01/40		310	265,670
5.250%	02/01/42		60	50,475
Berry Petroleum Co. LLC,
Gtd. Notes, 144A
7.000%	02/15/26		60	58,493
BP Capital Markets America, Inc.,
Gtd. Notes
2.939%	06/04/51		15	10,399
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.625%(ff)	03/22/29(oo)	EUR	205	211,894
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
2.650%	01/15/32		10	8,268
3.750%	02/15/52		10	7,307
5.250%	06/15/37		25	23,618
Chesapeake Energy Corp.,
Gtd. Notes, 144A
5.875%	02/01/29		125	122,614
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25		125	124,750
Civitas Resources, Inc.,
Gtd. Notes, 144A
8.375%	07/01/28		50	52,293
8.625%	11/01/30		25	26,594
CNX Resources Corp.,
Gtd. Notes, 144A
7.250%	03/14/27		75	75,537
Crescent Energy Finance LLC,
Gtd. Notes, 144A
7.250%	05/01/26		125	126,552
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/30		14	13,446
5.000%	06/15/45		38	33,683
5.250%	10/15/27		2	2,014
5.850%	12/15/25		95	96,099
7.875%	09/30/31		20	23,312
7.950%	04/15/32		10	11,636
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
8.875%	01/13/33		110	119,247

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Equinor ASA (Norway),
Gtd. Notes
2.875%	04/06/25		30	$29,255
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes
4.250%	04/06/24	GBP	100	100,697
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
6.250%	04/15/32		275	264,602
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
7.125%	02/01/27		200	203,500
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.200%	03/15/48		630	495,131
4.300%	08/15/39		160	128,366
5.875%	09/01/25		50	50,357
6.125%	01/01/31		10	10,402
6.600%	03/15/46(a)		370	399,890
6.950%	07/01/24		32	32,176
7.500%	05/01/31		22	24,679
Petrobras Global Finance BV (Brazil),
Gtd. Notes
6.625%	01/16/34	GBP	150	181,817
6.850%	06/05/2115		190	177,650
Petroleos Mexicanos (Mexico),
Gtd. Notes
6.375%	01/23/45		150	97,294
Gtd. Notes, EMTN
4.875%	02/21/28	EUR	200	192,123
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25		135	133,230
Santos Finance Ltd. (Australia),
Gtd. Notes, 144A
3.649%	04/29/31		90	77,996
Southwestern Energy Co.,
Gtd. Notes
4.750%	02/01/32(a)		120	111,351
5.375%	02/01/29		200	194,738
TotalEnergies SE (France),
Jr. Sub. Notes, Series NC7, EMTN
1.625%(ff)	10/25/27(oo)	EUR	205	202,399
YPF SA (Argentina),
Sr. Unsec’d. Notes, 144A
8.500%	07/28/25		170	162,770

				5,133,860

Packaging & Containers — 0.0%
Ball Corp.,
Gtd. Notes
6.000%	06/15/29(a)		175	178,610

Pharmaceuticals — 0.1%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.050%	11/21/39		35	31,653
4.250%	11/21/49		40	35,699

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
6.450%	09/15/37	15	$17,555
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27	61	33,668
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28	10	4,583
5.000%	02/15/29	35	15,050
5.250%	01/30/30	240	107,100
6.250%	02/15/29	1,720	748,200
Cigna Group (The),
Sr. Unsec’d. Notes
5.685%	03/15/26(a)	120	120,068
Eli Lilly & Co.,
Sr. Unsec’d. Notes
5.000%	02/27/26	135	135,062
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.750%	12/10/51	10	6,889
5.000%	05/17/53	20	20,592
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Unsec’d. Notes, 144A
5.125%	04/30/31(a)	200	170,488
Pfizer Investment Enterprises Pte Ltd.,
Gtd. Notes
4.450%	05/19/26	75	74,723
Teva Pharmaceutical Finance Co. LLC (Israel),
Gtd. Notes
6.150%	02/01/36(a)	80	76,658
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
3.150%	10/01/26(a)	247	228,321
4.100%	10/01/46	207	138,690
7.125%	01/31/25	280	281,246
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46	80	66,715

			2,312,960

Pipelines — 0.2%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.375%	06/15/29(a)	375	361,062
7.875%	05/15/26	25	25,647
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.625%	12/15/25	50	50,643
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
3.302%	01/15/35	10	8,524
Columbia Pipelines Holding Co. LLC,
Sr. Unsec’d. Notes, 144A
6.055%	08/15/26	50	51,171

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Columbia Pipelines Operating Co. LLC,
Sr. Unsec’d. Notes, 144A
6.036%	11/15/33	70	$73,384
6.497%	08/15/43	20	21,457
6.544%	11/15/53	230	252,781
DCP Midstream Operating LP,
Gtd. Notes, 144A
6.450%	11/03/36	10	10,621
6.750%	09/15/37	80	87,596
Enbridge, Inc. (Canada),
Gtd. Notes
5.969%	03/08/26	100	99,837
6.200%	11/15/30	10	10,699
6.700%	11/15/53	50	58,500
Energy Transfer LP,
Jr. Sub. Notes, Series F
6.750%(ff)	05/15/25(oo)	50	47,939
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	350	324,922
Jr. Sub. Notes, Series H
6.500%(ff)	11/15/26(oo)	300	285,180
Sr. Unsec’d. Notes
5.400%	10/01/47	105	97,987
6.000%	06/15/48	10	10,105
6.050%	12/01/26	120	123,371
6.100%	02/15/42	40	40,067
6.250%	04/15/49	20	20,745
6.500%	02/01/42	20	21,159
6.850%	02/15/40	30	31,880
Enterprise Products Operating LLC,
Gtd. Notes
6.125%	10/15/39	30	32,814
Kinder Morgan Energy Partners LP,
Gtd. Notes, MTN
6.950%	01/15/38	10	10,992
MPLX LP,
Sr. Unsec’d. Notes
4.125%	03/01/27	45	44,065
5.200%	03/01/47	40	37,196
ONEOK, Inc.,
Gtd. Notes
5.650%	11/01/28	35	36,174
5.800%	11/01/30	40	41,623
6.050%	09/01/33	90	95,258
6.100%	11/15/32	30	31,878
6.350%	01/15/31	25	26,693
6.625%	09/01/53	15	16,818
Plains All American Pipeline LP,
Jr. Sub. Notes, Series B, 3 Month SOFR + 4.372%
9.751%(c)	01/29/24(oo)	70	68,110
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
6.700%	05/15/36	30	31,728
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
6.875%	04/15/40	475	467,042

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
6.000%	03/01/27		170	$166,968
Targa Resources Corp.,
Gtd. Notes
6.150%	03/01/29		15	15,704
6.500%	03/30/34		20	21,630
6.500%	02/15/53		35	37,910
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
7.850%	02/01/26		20	20,968
Western Midstream Operating LP,
Sr. Unsec’d. Notes
4.050%	02/01/30		75	70,234
4.500%	03/01/28		25	24,206
5.250%	02/01/50		255	227,769
6.350%	01/15/29		35	36,565
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
5.100%	09/15/45		10	9,426
5.750%	06/24/44		20	20,191
6.300%	04/15/40		80	85,554
8.750%	03/15/32		80	97,061

				3,889,854

Real Estate — 0.1%
Balder Finland OYJ (Sweden),
Gtd. Notes, EMTN
1.000%	01/20/29	EUR	255	214,330
Blackstone Property Partners Europe Holdings Sarl (Luxembourg),
Sr. Unsec’d. Notes, EMTN
2.200%	07/24/25	EUR	305	321,964
Howard Hughes Corp. (The),
Gtd. Notes, 144A
5.375%	08/01/28		550	529,917
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A
5.250%	04/15/29		400	360,535
Logicor Financing Sarl (Luxembourg),
Gtd. Notes, EMTN
1.625%	07/15/27	EUR	305	309,243

				1,735,989

Real Estate Investment Trusts (REITs) — 0.1%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
2.500%	08/16/31		10	8,399
4.125%	05/15/29		70	66,642
Digital Euro Finco LLC,
Gtd. Notes
1.125%	04/09/28	EUR	200	199,861
Diversified Healthcare Trust,
Gtd. Notes
4.375%	03/01/31		5	3,767
9.750%	06/15/25		279	274,508
Sr. Unsec’d. Notes
4.750%	05/01/24		5	4,970

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
4.750%	02/15/28(a)		66	$50,695
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
4.000%	01/15/31		76	68,475
Realty Income Corp.,
Sr. Unsec’d. Notes
4.875%	07/06/30	EUR	100	116,855
5.750%	12/05/31	GBP	135	179,675
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
4.250%	12/01/26		5	4,811
4.500%	01/15/28(a)		145	138,331

				1,116,989

Retail — 0.1%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.875%	01/15/28		60	56,859
AutoZone, Inc.,
Sr. Unsec’d. Notes
6.250%	11/01/28		10	10,629
6.550%	11/01/33		90	99,991
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
11.000%	11/30/28	EUR	400	469,968
12.000%	11/30/28		200	213,006
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Sr. Sec’d. Notes, 144A
4.625%	01/15/29		275	249,944
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.250%	04/15/32		40	36,974
3.300%	04/15/40		15	12,433
4.950%	09/15/52		15	15,205

				1,165,009

Semiconductors — 0.0%
Broadcom, Inc.,
Gtd. Notes
4.300%	11/15/32		15	14,382
Gtd. Notes, 144A
2.600%	02/15/33		125	102,913
Sr. Unsec’d. Notes, 144A
3.469%	04/15/34		35	30,464
Intel Corp.,
Sr. Unsec’d. Notes
2.800%	08/12/41		5	3,754
3.050%	08/12/51		20	14,148
4.875%	02/10/26		60	60,446
5.700%	02/10/53		10	10,822
Marvell Technology, Inc.,
Sr. Unsec’d. Notes
5.750%	02/15/29		25	25,866
SK Hynix, Inc. (South Korea),
Sr. Unsec’d. Notes
6.500%	01/17/33		200	210,726

				473,521

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Software — 0.0%
Oracle Corp.,
Sr. Unsec’d. Notes
6.250%	11/09/32		35	$38,060

Telecommunications — 0.1%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.250%	02/01/32		80	66,192
3.500%	06/01/41		10	7,948
3.550%	09/15/55		70	50,468
3.950%	04/30/31	EUR	100	114,296
5.539%	02/20/26		75	75,053
CommScope Technologies LLC,
Gtd. Notes, 144A
5.000%	03/15/27		50	21,047
CommScope, Inc.,
Sr. Sec’d. Notes, 144A
4.750%	09/01/29		10	6,774
Empresa Nacional de Telecomunicaciones SA (Chile),
Sr. Unsec’d. Notes, 144A
3.050%	09/14/32		150	119,344
Koninklijke KPN NV (Netherlands),
Sr. Unsec’d. Notes, GMTN
3.875%	07/03/31	EUR	100	114,230
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32		4	4,936
Sprint LLC,
Gtd. Notes
7.625%	02/15/25		280	284,961
T-Mobile USA, Inc.,
Gtd. Notes
2.250%	02/15/26		4	3,792
2.875%	02/15/31		5	4,403
3.000%	02/15/41		45	33,732
4.950%	03/15/28		35	35,537
5.050%	07/15/33		30	30,259
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.650%	11/20/40		7	5,048
2.875%	11/20/50		5	3,407
2.987%	10/30/56		20	13,308
3.000%	11/20/60		5	3,285
4.125%	03/16/27(a)		120	118,293
Vmed O2 UK Financing I PLC (United Kingdom),
Sr. Sec’d. Notes
4.500%	07/15/31	GBP	305	335,853

				1,452,166

Transportation — 0.0%
GN Bondco LLC,
Sr. Sec’d. Notes, 144A
9.500%	10/15/31		175	170,645
XPO CNW, Inc.,
Sr. Unsec’d. Notes
6.700%	05/01/34		130	133,713

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation (cont’d.)
XPO, Inc.,
Gtd. Notes, 144A
7.125%	06/01/31	25	$25,957
7.125%	02/01/32	55	56,725

			387,040

Trucking & Leasing — 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.750%	05/24/26	75	75,568
Water — 0.0%
American Water Capital Corp.,
Sr. Unsec’d. Notes
2.800%	05/01/30	25	22,401
3.250%	06/01/51	10	7,363
4.200%	09/01/48	25	21,829

			51,593

TOTAL CORPORATE BONDS (cost $68,087,016)			63,367,181

FLOATING RATE AND OTHER LOANS — 0.1%
Auto Parts & Equipment — 0.0%
Tenneco, Inc.,
Term A Loan, 1 Month SOFR + 4.750%
10.199%(c)	11/17/28	100	86,531

Commercial Services — 0.0%
GTCR W Merger Sub LLC,
Term Loan
—%(p)	09/20/30	60	60,121

Computers — 0.0%
McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.850%
9.193%(c)	03/01/29	394	391,045

Diversified Financial Services — 0.0%
Jane Street Group LLC,
Dollar Term Loan, 1 Month SOFR + 2.864%
8.220%(c)	01/26/28	29	28,711

Entertainment — 0.0%
Flutter Financing BV (Ireland),
Term B Loan, 3 Month SOFR + 2.350%
7.698%(c)	11/25/30	40	40,033

Healthcare-Services — 0.0%
Phoenix Guarantor, Inc.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.364%
8.720%(c)	03/05/26	29	28,636
RegionalCare Hospital Partners Holdings,
Term B Loan, 3 Month SOFR + 5.762%
11.168%(c)	11/16/28	60	59,498

			88,134

Insurance — 0.0%
Asurion LLC,
New B-11 Term Loan, 1 Month SOFR + 4.350%
9.706%(c)	08/21/28	67	66,549

Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (continued)
Leisure Time — 0.0%
Alterra Mountain Co.,
2028 Term Loan B, 1 Month SOFR + 3.614%
8.970%(c)	08/17/28	29	$28,675

Media — 0.1%
Charter Communications Operating LLC,
Term B-4 Loan
—%(p)	12/07/30	149	148,498
CSC Holdings LLC,
September 2019 Term Loan, 1 Month LIBOR + 2.500%
7.976%(c)	04/15/27	244	229,964
Diamond Sports Group LLC,
Second Lien Term Loan
8.175%	08/24/26	323	13,743
Virgin Media Bristol LLC,
N Facility, 1 Month SOFR + 2.614%
7.976%(c)	01/31/28	50	49,792

			441,997

Retail — 0.0%
1011778 BC ULC (Canada),
Term B-5 Loan, 1 Month SOFR + 2.250%
7.606%(c)	09/23/30	92	92,415
Great Outdoors Group LLC,
Term B-2 Loan, 3 Month SOFR + 4.012%
9.097%(c)	03/06/28	248	247,875

			340,290

TOTAL FLOATING RATE AND OTHER LOANS (cost $1,612,109)			1,572,086

MUNICIPAL BONDS — 0.0%
Michigan — 0.0%
City of Detroit,
General Obligation Limited, Series B-1
4.000%	04/01/44	70	51,625

New York — 0.0%
Metropolitan Transportation Authority,
Revenue Bonds, BABs
6.548%	11/15/31	50	53,060

TOTAL MUNICIPAL BONDS (cost $124,052)			104,685

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.1%
Banc of America Funding Trust,
Series 2006-I, Class 4A1
4.443%(cc)	10/20/46	23	18,861
Connecticut Avenue Securities Trust,
Series 2019-R05, Class 1B1, 144A, 30 Day Average SOFR + 4.214% (Cap N/A, Floor 0.000%)
9.552%(c)	07/25/39	89	92,639
Series 2022-R04, Class 1B1, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)
10.587%(c)	03/25/42	20	21,309
Fannie Mae REMIC,
Series 2017-66, Class BD
3.000%	09/25/47	32	29,271

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-57, Class LJ
2.000%	08/25/50		75	$54,249
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
9.337%(c)	11/25/50		205	222,235
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)
8.387%(c)	01/25/34		250	252,275
Series 2021-DNA07, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)
7.137%(c)	11/25/41		110	108,620
Series 2021-HQA01, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)
8.337%(c)	08/25/33		30	30,376
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)
8.487%(c)	12/25/33		30	30,075
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
7.437%(c)	09/25/41		70	69,058
GCAT Asset-Backed Notes,
Series 2021-01, Class A1, 144A
2.487%	11/25/49		191	179,928
Government National Mortgage Assoc.,
Series 2015-H30, Class FA, 1 Month SOFR + 0.794% (Cap N/A, Floor 0.680%)
6.117%(c)	08/20/61		2	1,604
Series 2022-022, Class UH
3.000%	12/20/50		53	47,432
Lehman Mortgage Trust,
Series 2006-05, Class 2A2, IO, 1 Month SOFR x (1) + 7.036% (Cap 7.150%, Floor 0.000%)
1.680%(c)	09/25/36		225	24,071
Residential Asset Securitization Trust,
Series 2005-A15, Class 2A11, IO, 1 Month SOFR x (1) + 5.436% (Cap 5.550%, Floor 0.000%)
0.080%(c)	02/25/36		1,429	136,157
RFMSI Trust,
Series 2003-S09, Class A1
6.500%	03/25/32		2	1,517

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $1,421,499)				1,319,677

SOVEREIGN BONDS — 2.0%
Andorra International Bond (Andorra),
Sr. Unsec’d. Notes, EMTN
1.250%	05/06/31	EUR	200	188,555
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
1.000%	07/09/29		46	18,130
4.250%(cc)	01/09/38		308	121,720
Australia Government Bond (Australia),
Sr. Unsec’d. Notes, Series 138
3.250%	04/21/29	AUD	409	273,022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, Series 150
3.000%	03/21/47	AUD	430	$236,461
Sr. Unsec’d. Notes, Series 156
2.750%	05/21/41	AUD	257	142,931
Sr. Unsec’d. Notes, Series 162
1.750%	06/21/51	AUD	1,295	520,565
Sr. Unsec’d. Notes, Series 164
0.500%	09/21/26	AUD	516	323,565
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes, EMTN
6.350%	11/30/41	EUR	50	68,024
Bonos de la Tesoreria de la Republica en pesos (Chile),
Bonds, 144A
6.000%	04/01/33	CLP	25,000	29,659
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		683	670,863
Brazil Notas do Tesouro Nacional (Brazil),
Notes, Series NTNF
10.000%	01/01/27	BRL	25,321	5,234,896
10.000%	01/01/31	BRL	2,300	467,604
Bulgaria Government International Bond (Bulgaria),
Sr. Unsec’d. Notes
4.125%	09/23/29	EUR	100	113,403
Sr. Unsec’d. Notes, 144A
4.500%	01/27/33	EUR	65	75,289
Bundesrepublik Deutschland Bundesanleihe (Germany),
Unsec’d. Notes, Series G
2.300%	02/15/33	EUR	524	593,186
Canada Housing Trust No. 1 (Canada),
Gov’t. Gtd. Notes, 144A
4.150%	06/15/33	CAD	55	43,583
Canadian Government Bond (Canada),
Bonds
2.000%	06/01/32	CAD	365	252,733
3.250%	09/01/28	CAD	167	126,443
3.500%	08/01/25	CAD	370	276,767
3.500%	12/01/45	CAD	242	194,356
4.000%	06/01/41	CAD	58	48,885
China Government Bond (China),
Bonds, Series INBK
2.760%	05/15/32	CNH	73,150	10,391,177
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes, EMTN
3.875%	03/22/26	EUR	330	359,699
Colombian TES (Colombia),
Bonds, Series B
6.000%	04/28/28	COP	60,600	13,768
7.250%	10/26/50	COP	49,000	9,178
9.250%	05/28/42	COP	19,300	4,537
13.250%	02/09/33	COP	96,500	29,568
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes
1.125%	06/19/29	EUR	100	99,935
1.500%	06/17/31(a)	EUR	240	236,861
Cyprus Government International Bond (Cyprus),
Sr. Unsec’d. Notes, EMTN
1.250%	01/21/40	EUR	252	200,874

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Czech Republic Government Bond (Czech Republic),
Bonds, Series 078
2.500%	08/25/28	CZK	1,260	$53,333
Bonds, Series 103
2.000%	10/13/33	CZK	500	19,130
Bonds, Series 142
1.950%	07/30/37	CZK	190	6,797
Denmark Government Bond (Denmark),
Bonds
4.500%	11/15/39	DKK	256	48,400
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A
5.875%	01/30/60		190	164,160
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes
5.250%	10/06/25		200	182,500
European Financial Stability Facility (Supranational Bank),
Gov’t. Gtd. Notes
0.000%	10/15/25	EUR	90	94,751
0.400%	01/26/26	EUR	85	89,829
Gov’t. Gtd. Notes, EMTN
1.450%	09/05/40	EUR	90	79,932
European Stability Mechanism (Supranational Bank),
Sr. Unsec’d. Notes
0.000%	12/16/24	EUR	58	61,605
0.000%	12/15/26	EUR	120	123,356
European Union (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
0.000%	04/22/31	EUR	105	96,527
0.000%	07/04/35	EUR	80	64,389
Sr. Unsec’d. Notes, Series NGEU
1.000%	07/06/32	EUR	65	63,184
Sr. Unsec’d. Notes, Series NGEU, EMTN
0.700%	07/06/51	EUR	50	31,364
Finland Government Bond (Finland),
Sr. Unsec’d. Notes, 144A
0.125%	04/15/52	EUR	21	11,392
3.000%	09/15/33	EUR	57	65,191
French Republic Government Bond OAT (France),
Bonds
2.500%	09/24/26	EUR	225	249,350
2.750%	02/25/29	EUR	400	452,115
3.000%	05/25/33	EUR	574	659,142
Bonds, 144A
0.750%	05/25/53	EUR	100	61,895
1.750%	05/25/66	EUR	101	79,383
2.500%	05/25/43	EUR	198	203,187
3.000%	05/25/54	EUR	29	31,419
Hellenic Republic Government Bond (Greece),
Bonds, 144A
0.750%	06/18/31	EUR	1,100	1,036,973
Sr. Unsec’d. Notes, 144A
4.250%	06/15/33	EUR	3,468	4,184,573
Hungary Government Bond (Hungary),
Bonds, Series 26/H
9.500%	10/21/26	HUF	6,760	21,102
Bonds, Series 30/A
3.000%	08/21/30	HUF	6,060	14,942

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Bonds, Series 32/A
4.750%	11/24/32	HUF	4,120	$10,939
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
1.625%	04/28/32	EUR	150	134,385
Sr. Unsec’d. Notes, 144A
6.125%	05/22/28		200	208,032
Iceland Government International Bond (Iceland),
Sr. Unsec’d. Notes
0.000%	04/15/28	EUR	200	193,089
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
1.100%	03/12/33	EUR	225	195,666
Sr. Unsec’d. Notes, EMTN
3.750%	06/14/28	EUR	260	288,287
Indonesia Treasury Bond (Indonesia),
Bonds, Series 056
8.375%	09/15/26	IDR	331,000	22,551
Bonds, Series 059
7.000%	05/15/27	IDR	1,400,000	92,609
Bonds, Series 065
6.625%	05/15/33	IDR	1,275,000	83,181
Bonds, Series 068
8.375%	03/15/34	IDR	2,276,000	166,964
Bonds, Series 076
7.375%	05/15/48	IDR	47,000	3,217
Bonds, Series 079
8.375%	04/15/39	IDR	1,227,000	91,844
Bonds, Series 087
6.500%	02/15/31	IDR	12,493,000	809,688
Bonds, Series 089
6.875%	08/15/51	IDR	541,000	35,212
Bonds, Series 090
5.125%	04/15/27	IDR	655,000	41,073
Bonds, Series 091
6.375%	04/15/32	IDR	11,141,000	715,985
Bonds, Series 095
6.375%	08/15/28	IDR	467,000	30,300
Ireland Government Bond (Ireland),
Unsec’d. Notes
1.300%	05/15/33	EUR	67	67,113
1.500%	05/15/50	EUR	10	8,289
Isle of Man Government International Bond (United Kingdom),
Unsec’d. Notes
5.375%	08/14/34	GBP	100	136,056
Israel Government Bond (Israel),
Bonds, Series 0330
1.000%	03/31/30	ILS	39	9,095
Italy Buoni Poliennali Del Tesoro (Italy),
Sr. Unsec’d. Notes, Series 03Y
3.850%	09/15/26	EUR	323	366,121
Sr. Unsec’d. Notes, Series 05Y
3.800%	08/01/28	EUR	230	262,568
Sr. Unsec’d. Notes, Series 07Y
3.700%	06/15/30	EUR	107	121,184
Sr. Unsec’d. Notes, Series 10Y, 144A
0.600%	08/01/31	EUR	1,000	902,093

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, Series 15Y, 144A
2.450%	09/01/33	EUR	158	$158,300
Sr. Unsec’d. Notes, Series 21Y, 144A
3.100%	03/01/40	EUR	266	259,975
Sr. Unsec’d. Notes, Series 30Y, 144A
4.500%	10/01/53	EUR	57	64,653
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
5.750%	12/31/32		64	60,719
Japan Government Forty Year Bond (Japan),
Bonds, Series 15
1.000%	03/20/62	JPY	29,150	163,540
Japan Government Ten Year Bond (Japan),
Bonds, Series 361
0.100%	12/20/30	JPY	50,800	353,737
Japan Government Thirty Year Bond (Japan),
Bonds, Series 32
2.300%	03/20/40	JPY	86,550	714,398
Bonds, Series 56
0.800%	09/20/47	JPY	9,750	59,037
Bonds, Series 65
0.400%	12/20/49	JPY	77,400	409,321
Japan Government Twenty Year Bond (Japan),
Bonds, Series 157
0.200%	06/20/36	JPY	43,250	282,108
Bonds, Series 181
0.900%	06/20/42	JPY	14,700	96,913
Japan Government Two Year Bond (Japan),
Bonds, Series 454
0.100%	11/01/25	JPY	37,000	262,829
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, EMTN
2.375%	11/09/28	EUR	225	238,298
Kingdom of Belgium Government Bond (Belgium),
Sr. Unsec’d. Notes, Series 87, 144A
0.900%	06/22/29	EUR	51	52,336
Sr. Unsec’d. Notes, Series 94, 144A
0.350%	06/22/32	EUR	111	102,484
Sr. Unsec’d. Notes, Series 98, 144A
3.300%	06/22/54	EUR	46	51,776
Sr. Unsec’d. Notes, Series 99, 144A
3.450%	06/22/43	EUR	75	87,280
Korea Treasury Bond (South Korea),
Bonds, Series 4009
1.500%	09/10/40	KRW	160,520	98,817
Bonds, Series 5203
2.500%	03/10/52	KRW	199,000	137,092
Sr. Unsec’d. Notes, Series 2603
1.250%	03/10/26	KRW	97,610	72,522
Sr. Unsec’d. Notes, Series 3106
2.000%	06/10/31	KRW	180,230	128,616
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes, EMTN
2.125%	06/01/32	EUR	200	202,226
Malaysia Government Bond (Malaysia),
Bonds, Series 0123
4.457%	03/31/53	MYR	129	29,070

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Bonds, Series 0223
3.519%	04/20/28	MYR	175	$37,946
Bonds, Series 0307
3.502%	05/31/27	MYR	247	53,637
Bonds, Series 0318
4.642%	11/07/33	MYR	266	62,003
Mexican Bonos (Mexico),
Bonds, Series M
5.500%	03/04/27	MXN	1,025	53,960
7.500%	05/26/33	MXN	1,009	54,001
8.000%	11/07/47	MXN	10,830	570,633
8.000%	07/31/53	MXN	689	36,128
Sr. Unsec’d. Notes, Series M
7.750%	11/13/42	MXN	45,116	2,342,825
Sr. Unsec’d. Notes, Series M20
8.500%	05/31/29	MXN	961	55,454
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
1.125%	01/17/30	EUR	250	236,822
Netherlands Government Bond (Netherlands),
Bonds, 144A
0.000%	01/15/38	EUR	216	168,393
0.000%	01/15/52	EUR	28	15,856
2.500%	01/15/30	EUR	105	118,079
New Zealand Government Bond (New Zealand),
Unsec’d. Notes, Series 0433
3.500%	04/14/33	NZD	138	81,686
Unsec’d. Notes, Series 0534
4.250%	05/15/34	NZD	503	314,361
Norway Government Bond (Norway),
Sr. Unsec’d. Notes, Series 480, 144A
2.000%	04/26/28	NOK	983	91,814
Peru Government Bond (Peru),
Sr. Unsec’d. Notes
5.400%	08/12/34	PEN	107	26,064
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
1.250%	03/11/33	EUR	195	168,526
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
1.200%	04/28/33	EUR	230	202,968
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 144A
1.650%	07/16/32	EUR	80	81,711
1.950%	06/15/29	EUR	50	54,143
Unsec’d. Notes, 144A
1.000%	04/12/52	EUR	330	210,159
Province of Alberta (Canada),
Sr. Unsec’d. Notes, MTN
2.900%	09/20/29	CAD	150	109,524
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
1.550%	06/18/31	CAD	150	97,779
Province of Ontario (Canada),
Bonds
1.900%	12/02/51	CAD	100	49,573
Sr. Unsec’d. Notes, EMTN
0.250%	12/15/26	GBP	238	271,067

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Unsec’d. Notes
2.150%	06/02/31	CAD	200	$136,504
Province of Quebec (Canada),
Sr. Unsec’d. Notes
1.500%	09/01/31	CAD	150	96,995
Unsec’d. Notes
3.500%	12/01/45	CAD	75	52,250
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A, MTN
6.375%(cc)	09/01/37		291	111,799
Sr. Unsec’d. Notes, MTN
6.375%(cc)	09/01/37		65	24,993
Queensland Treasury Corp. (Australia),
Local Gov’t. Gtd. Notes, 144A
4.500%	03/09/33	AUD	142	97,613
4.500%	08/22/35	AUD	35	23,515
Region of Lazio (Italy),
Sr. Unsec’d. Notes
3.088%	03/31/43	EUR	83	83,266
Republic of Austria Government Bond (Austria),
Sr. Unsec’d. Notes, 144A
1.500%	02/20/47	EUR	63	53,211
2.900%	02/20/33	EUR	54	61,024
3.450%	10/20/30	EUR	62	72,562
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes, EMTN
5.200%	07/31/34	EUR	100	119,837
Republic of Kenya Government International Bond (Kenya),
Sr. Unsec’d. Notes
7.250%	02/28/28		200	183,000
Republic of Poland Government Bond (Poland),
Bonds, Series 0429
5.750%	04/25/29	PLN	82	21,451
Bonds, Series 0432
1.750%	04/25/32	PLN	6,680	1,320,585
Bonds, Series 0527
3.750%	05/25/27	PLN	135	33,054
Bonds, Series 1033
6.000%	10/25/33	PLN	108	29,089
Republic of South Africa Government Bond (South Africa),
Sr. Unsec’d. Notes, Series R209
6.250%	03/31/36	ZAR	28,970	1,039,786
Romania Government Bond (Romania),
Bonds, Series 10Y
7.200%	10/30/33	RON	30	7,055
8.250%	09/29/32	RON	90	22,606
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A
6.625%	02/17/28		50	51,632
Sr. Unsec’d. Notes, EMTN
1.750%	07/13/30	EUR	200	178,332
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, EMTN
0.625%	03/03/30	EUR	200	188,706
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
3.125%	05/15/27	EUR	520	548,514

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Singapore Government Bond (Singapore),
Bonds
3.375%	09/01/33	SGD	30	$24,025
3.500%	03/01/27	SGD	81	62,507
Sr. Unsec’d. Notes
1.875%	10/01/51	SGD	32	20,310
Spain Government Bond (Spain),
Bonds, 144A
3.550%	10/31/33	EUR	181	209,190
Sr. Unsec’d. Notes, 144A
1.000%	10/31/50	EUR	415	257,860
1.900%	10/31/52	EUR	99	75,568
3.450%	07/30/43	EUR	70	76,585
3.500%	05/31/29	EUR	316	364,244
Sweden Government Bond (Sweden),
Bonds, Series 1065
1.750%	11/11/33	SEK	870	84,167
Swiss Confederation Government Bond (Switzerland),
Bonds
1.500%	04/30/42	CHF	55	74,800
3.250%	06/27/27	CHF	107	137,574
3.500%	04/08/33	CHF	45	66,686
Thailand Government Bond (Thailand),
Bonds
0.950%	06/17/25	THB	2,206	63,209
2.750%	06/17/52	THB	369	9,324
Sr. Unsec’d. Notes
3.350%	06/17/33	THB	978	30,168
4.000%	06/17/55	THB	536	17,064
4.875%	06/22/29	THB	1,065	34,944
Treasury Corp. of Victoria (Australia),
Local Gov’t. Gtd. Notes
2.000%	09/17/35	AUD	108	54,761
United Kingdom Gilt (United Kingdom),
Bonds
4.125%	01/29/27	GBP	62	80,192
4.500%	06/07/28	GBP	418	555,272
Unsec’d. Notes
3.750%	01/29/38	GBP	439	549,348
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
3.875%	07/02/40	UYU	681	18,289

TOTAL SOVEREIGN BONDS (cost $52,332,901)				51,686,324

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.3%
Federal Home Loan Mortgage Corp.
1.500%	04/01/41		20	16,527
1.500%	04/01/51		78	60,628
2.000%	06/01/36		105	94,680
2.000%	08/01/50		72	60,142
2.000%	03/01/51		16	13,719
2.500%	02/01/51		457	391,199
3.000%	11/01/51		46	41,028
4.000%	07/01/47		40	38,119
4.000%	05/01/49		9	8,793
4.000%	07/01/49		10	9,478
4.000%	04/01/52		23	21,835

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	11/01/52	24	$23,221
5.000%	08/01/52	46	46,030
5.000%	12/01/52	40	39,306
5.000%	04/01/53	85	84,226
6.000%	12/01/52	22	23,038
6.500%	11/01/53	18	18,916
Federal National Mortgage Assoc.
1.500%	11/01/41	43	35,510
2.000%	05/01/36	32	28,720
2.000%	09/01/36	17	15,737
2.000%	12/01/36	18	16,646
2.000%	06/01/40	13	11,213
2.000%	12/01/40	34	29,530
2.000%	11/01/41	108	92,211
2.000%	02/01/51	71	58,444
2.000%	02/01/51	73	59,740
2.000%	02/01/51	95	77,697
2.000%	03/01/51	22	17,977
2.000%	03/01/51	26	21,649
2.000%	08/01/51	130	106,404
2.000%	08/01/51	674	556,251
2.500%	TBA	250	257,861
2.500%	06/01/36	93	86,083
2.500%	06/01/40	49	43,414
2.500%	05/01/51	69	59,414
2.500%	11/01/51	47	39,827
2.500%	11/01/51	106	91,111
2.500%	12/01/51	68	58,273
3.000%	03/01/33	63	59,954
3.000%	06/01/38	46	43,564
3.000%	04/01/40	42	39,777
3.000%	08/01/50	8	7,159
3.000%	08/01/50	18	16,021
3.000%	10/01/50	14	12,354
3.000%	12/01/50	19	16,851
3.000%	12/01/50	84	75,249
3.000%	05/01/51	65	57,717
3.000%	08/01/51	325	288,136
3.000%	06/01/52	23	20,699
3.500%	TBA	240	204,150
3.500%	06/01/45	130	123,177
3.500%	10/01/45	56	51,990
3.500%	06/01/49	171	159,297
3.500%	10/01/50	23	21,289
3.500%	06/01/52	48	43,716
4.000%	06/01/48	56	54,170
4.000%	06/01/48	125	120,299
4.000%	11/01/48	56	53,904
4.000%	04/01/50	17	16,498
4.000%	08/01/51	10	9,462
4.000%	05/01/52	48	45,311
4.000%	05/01/52	69	65,360
4.500%	TBA	320	312,301
4.500%	06/01/47	49	48,860
4.500%	06/01/48	62	60,710
4.500%	09/01/48	17	17,012
4.500%	08/01/52	24	23,247
5.000%	TBA	100	95,469

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	08/01/52	133	$132,046
5.500%	TBA	322	323,358
5.500%	10/01/52	22	22,327
5.500%	11/01/52	47	46,839
6.000%	TBA	400	387,719
6.000%	05/01/53	24	24,527
6.500%	TBA	115	117,844
6.500%	11/01/53	31	32,367
7.000%	TBA	110	102,437
Government National Mortgage Assoc.
2.000%	10/20/50	87	73,657
2.000%	11/20/50	25	20,873
2.000%	12/20/50	25	21,046
2.000%	11/20/51	41	34,265
2.000%	08/20/52	23	19,230
2.500%	08/20/51	23	20,266
2.500%	11/20/51	306	267,427
2.500%	10/20/52	23	20,004
3.000%	04/20/51	61	55,060
3.000%	07/20/51	214	194,397
3.000%	01/20/52	23	20,851
3.500%	TBA	465	468,344
3.500%	10/20/41	36	34,437
3.500%	01/20/46	25	23,781
3.500%	12/20/46	21	19,713
3.500%	09/20/48	47	43,910
4.000%	TBA	25	24,065
4.000%	03/20/46	54	52,074
4.000%	06/20/48	36	34,247
4.000%	12/20/50	10	9,898
4.500%	TBA	100	101,531
4.500%	12/20/45	49	48,442
5.000%	TBA	100	101,676
5.000%	10/20/52	47	46,477
5.500%	TBA	300	296,789
6.000%	TBA	500	496,485

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $9,251,331)			8,656,709

U.S. TREASURY OBLIGATIONS — 9.3%
U.S. Treasury Bonds
1.750%	08/15/41(k)	2,970	2,068,721
2.000%	08/15/51	828	542,211
2.250%	05/15/41(h)	9,210	7,028,381
2.750%	08/15/47	2,655	2,072,144
3.125%	11/15/41	21	18,280
3.875%	05/15/43(k)	270	257,934
4.000%	11/15/42(k)	910	885,970
4.125%	08/15/53	390	395,301
4.375%	08/15/43(h)(k)	625	639,160
4.750%	11/15/43	390	419,067
4.750%	11/15/53	1,620	1,821,994
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	07/15/24	2,579	2,534,669
0.125%	01/15/30	16,467	14,936,440
0.125%	07/15/30	2,250	2,033,873
0.125%	01/15/31	6,170	5,510,695
0.125%	01/15/32	3,074	2,702,937

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
0.125%	02/15/51	2,428	$1,508,909
0.250%	01/15/25	1,910	1,853,774
0.250%	07/15/29	1,191	1,101,675
0.250%	02/15/50	6,031	3,946,009
0.375%	01/15/27	5,611	5,335,021
0.375%	07/15/27	4,522	4,297,747
0.500%	01/15/28	32,009	30,301,997
0.625%	01/15/26	9,355	9,030,579
0.625%	07/15/32	752	687,739
0.625%	02/15/43	7,822	6,124,378
0.750%	02/15/42	9,722	7,899,578
0.750%	02/15/45	1,000	783,141
0.875%	01/15/29	1,700	1,627,946
0.875%	02/15/47	421	332,281
1.000%	02/15/46	636	521,603
1.000%	02/15/48	1,029	832,647
1.000%	02/15/49	3,778	3,049,686
1.250%	04/15/28	1,610	1,569,446
1.375%	07/15/33	4,614	4,478,466
1.375%	02/15/44	257	230,462
1.500%	02/15/53	72	65,946
1.750%	01/15/28	8,246	8,200,860
2.000%	01/15/26	32,029	31,784,392
2.125%	02/15/40	2,548	2,620,066
2.125%	02/15/41	56	58,170
2.375%	01/15/27	1,343	1,354,865
2.500%	01/15/29	2,178	2,253,433
3.375%	04/15/32	26,895	30,128,814
U.S. Treasury Notes
0.750%	01/31/28	15,500	13,666,641
2.375%	03/31/29(k)	135	125,371
3.625%	03/31/28	62	61,327
3.875%	04/30/25	3,480	3,448,734
3.875%	08/15/33(k)	1,031	1,030,356
4.125%	07/31/28	176	177,829
4.125%	11/15/32	33	33,562
4.375%	11/30/30	480	493,875
4.500%	11/15/33	110	115,569
4.875%	11/30/25	770	778,091
5.000%	08/31/25	365	368,408
5.000%	09/30/25	1,850	1,869,006
5.000%	10/31/25	2,290	2,316,299
U.S. Treasury Strips Coupon
2.216%(s)	02/15/42(k)	4,560	2,063,222
3.089%(s)	11/15/40(k)	2,230	1,075,975

TOTAL U.S. TREASURY OBLIGATIONS (cost $245,866,893)			233,471,672

TOTAL LONG-TERM INVESTMENTS (cost $1,601,231,064)			1,686,722,093

		Shares

SHORT-TERM INVESTMENTS — 37.6%

AFFILIATED MUTUAL FUNDS — 21.8%
PGIM Core Ultra Short Bond Fund(wa)		428,590,907	428,590,907

			Shares	Value

AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $120,396,475; includes $119,752,590 of cash collateral for securities on loan)(b)(wa)			120,436,636	$120,388,461

TOTAL AFFILIATED MUTUAL FUNDS (cost $548,987,382)				548,979,368

Interest Rate	Maturity Date		Principal Amount (000)#

COMMERCIAL PAPER(n) — 0.1%
Aon Corp.
5.773%	01/29/24		350	348,330
Oracle Corp.
5.752%	01/25/24		475	473,034
Penske Truck Leasing Co. LP/PTL Finance Corp.
5.626%	01/18/24		250	249,216
Southern California Edison Co.
5.882%	01/03/24		475	474,629
Walt Disney Co.
5.619%	01/04/24		400	399,642

TOTAL COMMERCIAL PAPER (cost $1,945,654)				1,944,851

FOREIGN TREASURY OBLIGATIONS(n) — 0.1%
Japan Treasury Discount Bills, Series 1187
(0.217)%	01/15/24	JPY	227,150	1,611,069
Japan Treasury Discount Bills, Series 1190
(0.193)%	01/29/24	JPY	125,450	889,820
Japan Treasury Discount Bills, Series 1196
(0.233)%	02/26/24	JPY	93,950	666,459
Japan Treasury Discount Bills, Series 1203
(0.239)%	04/04/24	JPY	38,100	270,349

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $3,253,975)				3,437,697

U.S. TREASURY OBLIGATIONS(n) — 5.9%
U.S. Treasury Bills
5.256%	03/14/24(h)(k)		27,530	27,244,707
5.345%	02/08/24(k)		12,000	11,935,011
5.389%	01/11/24(a)		58,000	57,924,211
5.424%	02/27/24(k)		53,000	52,564,595

TOTAL U.S. TREASURY OBLIGATIONS (cost $149,642,063)				149,668,524

			Shares

UNAFFILIATED FUNDS — 9.4%
BlackRock Liquidity FedFund (Institutional Shares)			54,301,194	54,301,194
Goldman Sachs Financial Square Government Fund (Institutional Shares)			54,301,196	54,301,196
Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Shares)			838,976	838,976

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value

UNAFFILIATED FUNDS (continued)
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio (Institutional Shares)	126,530,514	$126,530,514

	TOTAL UNAFFILIATED FUNDS (cost $235,971,880)	235,971,880

	OPTIONS PURCHASED*~ — 0.3% (cost $6,249,413)	8,795,141

	TOTAL SHORT-TERM INVESTMENTS (cost $946,050,367)	948,797,461

	TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—104.5% (cost $2,547,281,431)	2,635,519,554

	OPTIONS WRITTEN*~ —(0.0)% (premiums received $183,863)	(155,238)

	TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—104.5% (cost $2,547,097,568)	2,635,364,316
	Liabilities in excess of other assets(z) — (4.5)%	(113,157,282)

	NET ASSETS — 100.0%	$2,522,207,034

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Options with maturity dates greater than one year from date of acquisition would be considered long-term investments.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $1,295 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $117,206,048; cash collateral of $119,752,590 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contracts:

Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value

Federal National Mortgage Assoc.	2.000%	TBA	01/16/24	$(60)	$(49,031)
Federal National Mortgage Assoc.	2.000%	TBA	01/18/24	(25)	(22,410)
Federal National Mortgage Assoc.	2.500%	TBA	01/18/24	(85)	(78,300)
Federal National Mortgage Assoc.	3.000%	TBA	01/16/24	(315)	(278,615)
Federal National Mortgage Assoc.	3.500%	TBA	01/16/24	(25)	(22,934)
Federal National Mortgage Assoc.	4.000%	TBA	01/16/24	(115)	(108,760)
Federal National Mortgage Assoc.	4.500%	TBA	01/18/24	(25)	(24,875)
Federal National Mortgage Assoc.	5.000%	TBA	01/16/24	(80)	(79,144)
Federal National Mortgage Assoc.	6.000%	TBA	01/16/24	(165)	(167,527)
Government National Mortgage Assoc.	2.500%	TBA	01/22/24	(160)	(139,950)
Government National Mortgage Assoc.	3.000%	TBA	01/22/24	(85)	(76,951)
Government National Mortgage Assoc.	5.000%	TBA	01/22/24	(90)	(89,367)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $1,117,600)					$(1,137,864)

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value

1 Year SOFR Mid-Curve Futures	Call	03/15/24	$95.75	27		68	$57,881
5 Year U.S. Treasury Notes Futures	Call	01/26/24	$107.00	18		18	33,609
5 Year U.S. Treasury Notes Futures	Call	01/26/24	$107.50	36		36	52,312
10 Year U.S. Treasury Notes Futures	Call	01/26/24	$110.50	13		13	33,313
10 Year U.S. Treasury Notes Futures	Call	01/26/24	$111.00	26		26	55,656
10 Year U.S. Treasury Notes Futures	Call	01/26/24	$111.50	13		13	22,953
10 Year U.S. Treasury Notes Futures	Call	01/26/24	$113.00	26		26	22,344
20 Year U.S. Treasury Notes Futures	Call	01/26/24	$119.00	6		6	36,844
20 Year U.S. Treasury Notes Futures	Call	01/26/24	$120.00	6		6	31,500
20 Year U.S. Treasury Notes Futures	Call	01/26/24	$121.00	6		6	26,438
20 Year U.S. Treasury Notes Futures	Call	01/26/24	$124.00	6		6	13,875
Euro-Bund Futures	Call	01/26/24	136.00	12	EUR	12	26,495
S&P 500 Index	Call	07/30/27	$4,290.00	60		6	7,058,131
S&P 500 Index	Call	02/28/29	$4,510.00	10		1	1,269,172
10 Year U.S. Treasury Notes Futures	Put	01/26/24	$112.50	52		52	38,188
Euro Futures	Put	01/05/24	1.10	6		750	450
Euro Futures	Put	02/09/24	1.09	6		750	2,925
Euro Futures	Put	02/09/24	1.10	6		750	5,250

Total Exchange Traded (cost $6,235,084)							$8,787,336

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

Currency Option USD vs CHF	Call	GSI	03/15/24	0.85	—	220	$1,362
Currency Option USD vs EUR	Call	JPM	02/02/24	1.06	—	340	81
Currency Option USD vs EUR	Call	CITI	02/27/24	1.08	—	550	1,739
Currency Option USD vs EUR	Call	GSI	03/25/24	1.09	—	840	4,623

Total OTC Traded (cost $14,329)							$7,805

Total Options Purchased (cost $6,249,413)							$8,795,141

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

3 Month SOFR	Call	03/15/24	$95.00	34	85	$(11,262)
5 Year U.S. Treasury Notes Futures	Call	01/26/24	$110.25	26	26	(5,078)
10 Year U.S. Treasury Notes Futures	Call	01/26/24	$113.50	10	10	(6,563)
10 Year U.S. Treasury Notes Futures	Call	01/26/24	$114.00	46	46	(22,281)
10 Year U.S. Treasury Notes Futures	Call	01/26/24	$114.75	24	24	(7,500)
20 Year U.S. Treasury Notes Futures	Call	01/26/24	$127.00	23	23	(22,281)
Japanese Yen Currency	Call	01/05/24	72.00	1	1	(313)
Japanese Yen Currency	Call	02/09/24	71.00	1	1	(1,750)
3 Month SOFR	Put	03/15/24	$95.00	20	50	(5,875)
10 Year U.S. Treasury Notes Futures	Put	01/26/24	$111.00	6	6	(1,500)
10 Year U.S. Treasury Notes Futures	Put	01/26/24	$111.50	18	18	(6,750)
10 Year U.S. Treasury Notes Futures	Put	01/26/24	$112.00	18	18	(9,562)
20 Year U.S. Treasury Notes Futures	Put	01/26/24	$123.00	15	15	(15,000)

Total Exchange Traded (premiums received $141,992)						$(115,715)

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

Currency Option USD vs BRL	Call	MSCS	01/05/24	4.89	—	360	$(1,335)
Currency Option USD vs BRL	Call	JPM	01/18/24	4.97	—	410	(1,816)
Currency Option USD vs AUD	Put	JPM	02/23/24	0.68	—	380	(6,498)
Currency Option USD vs BRL	Put	MSCS	01/05/24	4.89	—	360	(3,775)
Currency Option USD vs BRL	Put	JPM	01/18/24	4.97	—	410	(11,363)
Currency Option USD vs EUR	Put	GSI	03/25/24	1.12	—	840	(6,596)
Currency Option USD vs MXN	Put	GSI	02/16/24	16.87	—	379	(3,688)
Currency Option USD vs MXN	Put	MSCS	02/27/24	16.92	—	360	(4,452)

Total OTC Traded (premiums received $41,871)							$(39,523)

Total Options Written (premiums received $183,863)							$(155,238)

Financial Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
30	3 Month CME SOFR	Mar. 2024	$7,098,188	$7,537
78	3 Month CME SOFR	Mar. 2025	18,833,100	176,124
62	3 Month CME SOFR	Dec. 2025	15,024,925	139,166
400	2 Year U.S. Treasury Notes	Mar. 2024	82,365,624	670,772
1	3 Year Korea Treasury Bonds	Mar. 2024	81,854	330
3	5 Year Canadian Government Bonds	Mar. 2024	255,138	5,054
464	5 Year U.S. Treasury Notes	Mar. 2024	50,470,876	706,289
9	10 Year Australian Treasury Bonds	Mar. 2024	715,517	6,805
33	10 Year Euro-Bund	Mar. 2024	4,998,973	144,460
12	10 Year U.K. Gilt	Mar. 2024	1,570,114	108,885
542	10 Year U.S. Treasury Notes	Mar. 2024	61,186,721	1,827,545
42	10 Year U.S. Ultra Treasury Notes	Mar. 2024	4,956,655	213,539
262	20 Year U.S. Treasury Bonds	Mar. 2024	32,733,625	2,305,110
6	30 Year Euro Buxl	Mar. 2024	938,711	61,459
293	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	39,142,969	3,330,163
1	Euro Currency	Mar. 2024	138,438	1,297
9	Euro Schatz Index	Mar. 2024	1,058,583	3,967
7	Mexican Peso	Mar. 2024	203,840	4,637
534	Mini MSCI EAFE Index	Mar. 2024	60,139,080	2,000,729
7	Mini MSCI Emerging Markets Index	Mar. 2024	361,795	14,002
155	NASDAQ 100 E-Mini Index	Mar. 2024	52,772,850	2,030,742
83	Russell 2000 E-Mini Index	Mar. 2024	8,497,955	585,272
162	S&P 500 E-Mini Index	Mar. 2024	39,042,000	1,245,084
4	Yen Denominated Nikkei 225 Index	Mar. 2024	471,844	4,113

				15,593,081

Short Positions:
169	3 Month CME SOFR	Mar. 2024	39,986,456	(45,199)
121	3 Month CME SOFR	Dec. 2024	29,121,675	(12,651)
224	3 Month Euro EURIBOR	Mar. 2024	59,583,273	(24,528)
7	2 Year U.S. Treasury Notes	Mar. 2024	1,441,399	(4,006)
4	3 Year Australian Treasury Bonds	Mar. 2024	291,266	(2,917)
26	5 Year Euro-Bobl	Mar. 2024	3,423,658	(50,237)
38	5 Year U.S. Treasury Notes	Mar. 2024	4,133,391	(89,109)
23	10 Year Canadian Government Bonds	Mar. 2024	2,155,496	(74,709)
24	10 Year Euro-Bund	Mar. 2024	3,635,616	(89,165)
37	10 Year Japanese Government Bonds	Mar. 2024	38,498,369	(413,611)
12	10 Year Mini Japanese Government Bonds	Mar. 2024	1,247,064	3,182

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Financial Futures contracts outstanding at December 31, 2023 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions (cont’d):
8	10 Year U.K. Gilt	Mar. 2024	$1,046,743	$(7,279)
450	10 Year U.S. Treasury Notes	Mar. 2024	50,800,784	(1,275,711)
119	10 Year U.S. Ultra Treasury Notes	Mar. 2024	14,043,861	(627,210)
36	20 Year U.S. Treasury Bonds	Mar. 2024	4,497,750	(217,053)
3	30 Year Euro Buxl	Mar. 2024	469,355	(32,968)
37	Australian Dollar Currency	Mar. 2024	2,527,285	(85,672)
17	British Pound Currency	Mar. 2024	1,354,794	(19,539)
63	Euro Currency	Mar. 2024	8,721,563	(119,837)
4	Euro Schatz Index	Mar. 2024	470,481	(3,006)
44	Euro STOXX 50 Index	Mar. 2024	2,206,708	20,662
37	Euro-BTP Italian Government Bond	Mar. 2024	4,866,819	(100,476)
2	Euro-OAT	Mar. 2024	290,361	(7,045)
1	S&P 500 E-Mini Index	Mar. 2024	241,000	(1,970)

				(3,280,054)

				$12,313,027

Commodity Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Long Positions:
134	Brent Crude	Mar. 2024	$10,323,360	$(990,419)
88	Coffee’C’	Mar. 2024	6,213,900	568,871
106	Copper	Mar. 2024	10,309,825	309,094
153	Corn	Mar. 2024	3,605,063	(150,096)
93	Cotton No. 2	Mar. 2024	3,766,500	81,889
36	Gasoline RBOB	Mar. 2024	3,214,210	(29,869)
106	Gold 100 OZ	Feb. 2024	21,961,080	583,682
61	Hard Red Winter Wheat	Mar. 2024	1,958,100	(35,358)
149	Lean Hogs	Feb. 2024	4,051,310	(365,498)
97	Live Cattle	Feb. 2024	6,537,800	(406,437)
23	LME Lead	Jan. 2024	1,175,444	(39,872)
25	LME Lead	Mar. 2024	1,295,313	(13,914)
20	LME Nickel	Jan. 2024	1,972,200	(286,366)
16	LME Nickel	Mar. 2024	1,592,928	(17,221)
149	LME PRI Aluminum	Jan. 2024	8,759,338	377,725
101	LME PRI Aluminum	Mar. 2024	6,012,025	475,059
82	LME Zinc	Jan. 2024	5,418,150	362,184
70	LME Zinc	Mar. 2024	4,661,125	321,387
47	Low Sulphur Gas Oil	Mar. 2024	3,453,325	(130,637)
315	Natural Gas	Mar. 2024	7,330,050	(589,185)
45	NY Harbor ULSD	Mar. 2024	4,715,928	(182,439)
44	Silver	Mar. 2024	5,298,920	83,485
69	Soybean	Mar. 2024	4,478,100	(158,358)
107	Soybean Meal	Mar. 2024	4,130,200	(185,142)
147	Soybean Oil	Mar. 2024	4,249,476	(269,131)
176	Sugar #11 (World)	Mar. 2024	4,056,730	(689,589)
99	Wheat	Mar. 2024	3,108,600	50,753
136	WTI Crude	Mar. 2024	9,770,240	(216,779)

				(1,542,181)

Short Positions:
23	LME Lead	Jan. 2024	1,175,444	19,234
20	LME Nickel	Jan. 2024	1,972,200	33,992

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Commodity Futures contracts outstanding at December 31, 2023 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Short Positions (cont’d):
7	LME Nickel	Mar. 2024	$696,906	$5,410
149	LME PRI Aluminum	Jan. 2024	8,759,338	(683,889)
14	LME PRI Aluminum	Mar. 2024	833,350	(39,418)
82	LME Zinc	Jan. 2024	5,418,150	(374,436)

				(1,039,107)

				$(2,581,288)

Forward foreign currency exchange contracts outstanding at December 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/09/24	BNP	AUD	160	$105,023	$109,072	$4,049	$—
Expiring 01/09/24	BNP	AUD	145	99,130	98,846	—	(284)
Expiring 01/09/24	BNP	AUD	115	75,544	78,395	2,851	—
Expiring 01/09/24	CITI	AUD	235	154,424	160,199	5,775	—
Expiring 01/09/24	CITI	AUD	160	107,351	109,072	1,721	—
Expiring 01/09/24	CWMC	AUD	14	9,281	9,544	263	—
Expiring 01/09/24	DB	AUD	360	243,331	245,412	2,081	—
Expiring 01/09/24	DB	AUD	115	76,242	78,396	2,154	—
Expiring 01/09/24	DB	AUD	115	75,846	78,396	2,550	—
Expiring 01/09/24	DB	AUD	115	76,218	78,395	2,177	—
Expiring 01/09/24	DB	AUD	108	73,035	73,623	588	—
Expiring 01/09/24	DB	AUD	70	47,926	47,719	—	(207)
Expiring 01/09/24	GSI	AUD	115	76,202	78,395	2,193	—
Expiring 01/09/24	MSI	AUD	1,095	724,320	746,462	22,142	—
Expiring 01/09/24	MSI	AUD	160	105,566	109,072	3,506	—
Expiring 01/09/24	SSB	AUD	115	75,584	78,396	2,812	—
Expiring 01/09/24	SSB	AUD	60	39,407	40,902	1,495	—
Expiring 01/09/24	SSB	AUD	60	39,449	40,902	1,453	—
Expiring 01/09/24	UAG	AUD	80	53,633	54,536	903	—
Expiring 01/17/24	BARC	AUD	142,366	93,607,527	97,077,854	3,470,327	—
Expiring 01/17/24	BARC	AUD	14,400	9,722,088	9,819,200	97,112	—
Expiring 01/17/24	BARC	AUD	9,600	6,563,434	6,546,134	—	(17,300)
Expiring 01/17/24	BARC	AUD	7,200	4,896,427	4,909,600	13,173	—
Expiring 01/17/24	BARC	AUD	6,000	4,082,401	4,091,334	8,933	—
Expiring 01/17/24	BARC	AUD	6,000	4,083,421	4,091,334	7,913	—
Expiring 01/17/24	BARC	AUD	5,000	3,287,573	3,409,444	121,871	—
Expiring 01/17/24	MSCS	AUD	8,400	5,520,472	5,727,867	207,395	—
Expiring 01/17/24	MSCS	AUD	7,900	5,186,161	5,386,922	200,761	—
Expiring 01/17/24	MSCS	AUD	7,000	4,759,079	4,773,222	14,143	—
Expiring 01/17/24	MSCS	AUD	7,000	4,594,632	4,773,222	178,590	—
Expiring 01/17/24	MSCS	AUD	7,000	4,600,110	4,773,222	173,112	—
Expiring 01/17/24	MSCS	AUD	5,000	3,287,798	3,409,445	121,647	—
Expiring 01/17/24	MSCS	AUD	2,900	1,963,555	1,977,478	13,923	—
Expiring 01/19/24	BNP	AUD	5,502	3,501,492	3,752,227	250,735	—
Expiring 01/19/24	BNP	AUD	535	351,550	364,536	12,986	—
Expiring 01/19/24	BNP	AUD	30	19,968	20,600	632	—
Expiring 01/19/24	JPM	AUD	248	159,601	169,031	9,430	—
Expiring 01/19/24	JPM	AUD	109	69,000	74,166	5,166	—
Expiring 01/19/24	JPM	AUD	97	61,386	65,909	4,523	—
Expiring 03/14/24	BNP	AUD	397	272,442	271,231	—	(1,211)
Expiring 03/14/24	UAG	AUD	4,360	2,966,484	2,977,910	11,426	—

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real,
Expiring 01/03/24	BARC	BRL	145	$29,632	$29,835	$203	$—
Expiring 01/03/24	GSI	BRL	505	104,311	103,906	—	(405)
Expiring 01/03/24	MSI	BRL	360	73,156	74,072	916	—
Expiring 01/19/24	JPM	BRL	1,101	215,374	226,446	11,072	—
Expiring 01/19/24	MSCS	BRL	1,708	335,858	351,095	15,237	—
Expiring 01/19/24	MSCS	BRL	1,134	221,472	233,132	11,660	—
Expiring 02/02/24	CITI	BRL	955	193,000	196,205	3,205	—
Expiring 02/02/24	GSI	BRL	505	102,711	103,722	1,011	—
British Pound,
Expiring 01/09/24	BARC	GBP	120	151,721	152,968	1,247	—
Expiring 01/09/24	BARC	GBP	77	97,577	98,154	577	—
Expiring 01/09/24	BNP	GBP	153	192,042	195,033	2,991	—
Expiring 01/09/24	BNP	GBP	115	145,526	146,594	1,068	—
Expiring 01/09/24	BNP	GBP	112	141,508	142,770	1,262	—
Expiring 01/09/24	BNP	GBP	84	105,598	107,078	1,480	—
Expiring 01/09/24	BNP	GBP	77	97,537	98,154	617	—
Expiring 01/09/24	BNP	GBP	61	76,562	77,758	1,196	—
Expiring 01/09/24	BNP	GBP	60	76,218	76,483	265	—
Expiring 01/09/24	BOA	GBP	785	995,886	1,000,663	4,777	—
Expiring 01/09/24	CITI	GBP	85	108,134	108,352	218	—
Expiring 01/09/24	CITI	GBP	84	106,921	107,077	156	—
Expiring 01/09/24	CITI	GBP	21	26,515	26,769	254	—
Expiring 01/09/24	DB	GBP	77	97,655	98,155	500	—
Expiring 01/09/24	DB	GBP	61	77,512	77,758	246	—
Expiring 01/09/24	MSI	GBP	61	76,798	77,758	960	—
Expiring 01/09/24	SSB	GBP	187	238,772	238,374	—	(398)
Expiring 01/09/24	SSB	GBP	82	103,840	104,528	688	—
Expiring 01/09/24	SSB	GBP	61	77,485	77,758	273	—
Expiring 01/09/24	SSB	GBP	60	76,161	76,483	322	—
Expiring 01/09/24	SSB	GBP	39	49,540	49,714	174	—
Expiring 01/09/24	UAG	GBP	85	108,290	108,352	62	—
Expiring 01/09/24	UAG	GBP	77	98,460	98,154	—	(306)
Expiring 01/09/24	UAG	GBP	76	96,709	96,879	170	—
Expiring 01/09/24	WBC	GBP	97	122,681	123,649	968	—
Expiring 01/12/24	HSBC	GBP	112	142,139	142,781	642	—
Expiring 01/17/24	BARC	GBP	36,113	45,505,244	46,036,324	531,080	—
Expiring 01/17/24	BARC	GBP	8,500	10,736,308	10,835,702	99,394	—
Expiring 01/17/24	BARC	GBP	8,000	10,108,833	10,198,308	89,475	—
Expiring 01/17/24	BARC	GBP	500	628,323	637,394	9,071	—
Expiring 01/17/24	MSCS	GBP	5,300	6,717,201	6,756,379	39,178	—
Expiring 01/17/24	MSCS	GBP	5,100	6,429,978	6,501,421	71,443	—
Expiring 01/17/24	MSCS	GBP	500	627,630	637,394	9,764	—
Expiring 01/19/24	BNP	GBP	28	33,649	35,097	1,448	—
Expiring 01/19/24	BNP	GBP	27	32,407	34,023	1,616	—
Canadian Dollar,
Expiring 01/09/24	CITI	CAD	325	243,676	245,315	1,639	—
Expiring 01/09/24	CITI	CAD	130	98,051	98,126	75	—
Expiring 01/09/24	JPM	CAD	75	55,881	56,611	730	—
Expiring 01/09/24	JPM	CAD	35	26,162	26,418	256	—
Expiring 01/09/24	MSI	CAD	145	107,844	109,448	1,604	—
Expiring 01/09/24	MSI	CAD	61	46,124	46,043	—	(81)
Expiring 01/09/24	RBC	CAD	864	636,537	652,160	15,623	—
Expiring 01/09/24	RBC	CAD	205	151,030	154,737	3,707	—
Expiring 01/09/24	SSB	CAD	105	77,356	79,256	1,900	—
Expiring 01/09/24	SSB	CAD	105	77,816	79,255	1,439	—

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar (cont’d.),
Expiring 01/09/24	UAG	CAD	205	$151,935	$154,737	$2,802	$—
Expiring 01/09/24	UAG	CAD	105	78,447	79,255	808	—
Expiring 01/09/24	UAG	CAD	105	77,312	79,255	1,943	—
Expiring 01/09/24	UAG	CAD	105	78,092	79,256	1,164	—
Expiring 01/17/24	BARC	CAD	19,297	14,466,422	14,567,219	100,797	—
Expiring 01/17/24	BARC	CAD	13,722	10,297,732	10,358,511	60,779	—
Expiring 01/17/24	BARC	CAD	10,755	8,144,733	8,119,257	—	(25,476)
Expiring 01/17/24	BARC	CAD	7,962	6,000,000	6,010,110	10,110	—
Expiring 01/17/24	BARC	CAD	7,809	5,884,390	5,894,838	10,448	—
Expiring 01/17/24	BARC	CAD	6,599	5,000,000	4,981,482	—	(18,518)
Expiring 01/17/24	BARC	CAD	6,598	5,000,000	4,980,614	—	(19,386)
Expiring 01/17/24	BARC	CAD	26	19,513	19,695	182	—
Expiring 01/17/24	MSCS	CAD	6,702	5,078,332	5,059,514	—	(18,818)
Expiring 01/17/24	MSCS	CAD	6,662	5,000,000	5,029,397	29,397	—
Expiring 01/17/24	MSCS	CAD	6,662	5,000,000	5,029,134	29,134	—
Expiring 01/17/24	MSCS	CAD	4,547	3,396,841	3,432,139	35,298	—
Expiring 01/17/24	MSCS	CAD	9	6,742	6,904	162	—
Expiring 01/19/24	JPM	CAD	267	196,830	201,513	4,683	—
Expiring 03/14/24	SCB	CAD	72	53,886	54,192	306	—
Chilean Peso,
Expiring 01/09/24	CITI	CLP	21,600	25,003	24,506	—	(497)
Expiring 01/09/24	CITI	CLP	21,600	24,986	24,506	—	(480)
Expiring 01/09/24	GSI	CLP	5,324	6,005	6,040	35	—
Expiring 03/14/24	BNP	CLP	2,277	2,597	2,573	—	(24)
Expiring 03/20/24	DB	CLP	96,327	110,000	108,839	—	(1,161)
Chinese Renminbi,
Expiring 01/09/24	UAG	CNH	1,200	168,565	168,541	—	(24)
Expiring 01/09/24	UAG	CNH	56	7,866	7,865	—	(1)
Expiring 01/19/24	JPM	CNH	5,135	715,418	721,708	6,290	—
Expiring 01/24/24	BOA	CNH	341	50,515	47,942	—	(2,573)
Expiring 01/30/24	BARC	CNH	2,052	286,000	288,555	2,555	—
Expiring 01/30/24	BOA	CNH	2,006	280,000	282,207	2,207	—
Expiring 01/30/24	BOA	CNH	1,189	167,000	167,283	283	—
Expiring 01/30/24	JPM	CNH	3,903	537,362	548,935	11,573	—
Expiring 04/10/24	CA	CNH	341	48,291	48,198	—	(93)
Colombian Peso,
Expiring 01/09/24	CITI	COP	20,035	4,960	5,158	198	—
Expiring 01/09/24	GSI	COP	38,500	9,727	9,913	186	—
Expiring 01/09/24	SCB	COP	351,557	88,087	90,512	2,425	—
Expiring 03/20/24	CITI	COP	336,275	83,412	85,369	1,957	—
Expiring 03/20/24	GSI	COP	440,342	107,900	111,788	3,888	—
Expiring 03/20/24	GSI	COP	436,847	107,774	110,901	3,127	—
Czech Koruna,
Expiring 01/09/24	BARC	CZK	540	24,190	24,138	—	(52)
Expiring 01/09/24	BARC	CZK	440	19,766	19,667	—	(99)
Expiring 01/09/24	BARC	CZK	210	9,361	9,387	26	—
Expiring 01/09/24	BNP	CZK	193	8,600	8,627	27	—
Expiring 01/09/24	MSI	CZK	1,029	46,527	45,996	—	(531)
Expiring 01/19/24	CITI	CZK	5,327	231,040	238,045	7,005	—
Expiring 01/19/24	DB	CZK	4,333	185,000	193,637	8,637	—
Expiring 01/19/24	DB	CZK	3,752	160,000	167,653	7,653	—
Expiring 01/19/24	DB	CZK	3,179	140,622	142,055	1,433	—
Expiring 01/19/24	GSI	CZK	3,200	138,750	142,988	4,238	—
Expiring 01/19/24	GSI	CZK	3,140	139,759	140,310	551	—
Expiring 01/19/24	MSI	CZK	4,355	190,000	194,611	4,611	—

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro,
Expiring 01/09/24	BARC	EUR	178	$192,771	$196,589	$3,818	$—
Expiring 01/09/24	BARC	EUR	175	191,084	193,276	2,192	—
Expiring 01/09/24	BARC	EUR	147	159,208	162,352	3,144	—
Expiring 01/09/24	BARC	EUR	140	152,285	154,621	2,336	—
Expiring 01/09/24	BARC	EUR	85	91,780	93,877	2,097	—
Expiring 01/09/24	BARC	EUR	71	77,815	78,415	600	—
Expiring 01/09/24	BARC	EUR	71	76,378	78,415	2,037	—
Expiring 01/09/24	BARC	EUR	70	75,992	77,310	1,318	—
Expiring 01/09/24	BARC	EUR	70	76,068	77,310	1,242	—
Expiring 01/09/24	BNP	EUR	131	142,480	144,681	2,201	—
Expiring 01/09/24	BNP	EUR	67	74,537	73,997	—	(540)
Expiring 01/09/24	BNP	EUR	66	71,351	72,893	1,542	—
Expiring 01/09/24	CA	EUR	179	193,498	197,694	4,196	—
Expiring 01/09/24	CA	EUR	104	112,423	114,861	2,438	—
Expiring 01/09/24	CA	EUR	28	30,831	30,924	93	—
Expiring 01/09/24	CITI	EUR	97	105,933	107,130	1,197	—
Expiring 01/09/24	CITI	EUR	97	104,669	107,130	2,461	—
Expiring 01/09/24	CITI	EUR	97	107,259	107,130	—	(129)
Expiring 01/09/24	CITI	EUR	97	107,878	107,131	—	(747)
Expiring 01/09/24	CITI	EUR	96	104,571	106,026	1,455	—
Expiring 01/09/24	CITI	EUR	95	103,817	104,921	1,104	—
Expiring 01/09/24	CITI	EUR	25	27,341	27,611	270	—
Expiring 01/09/24	DB	EUR	1,133	1,245,946	1,251,325	5,379	—
Expiring 01/09/24	DB	EUR	440	483,863	485,952	2,089	—
Expiring 01/09/24	DB	EUR	88	97,801	97,190	—	(611)
Expiring 01/09/24	GSI	EUR	382	419,914	421,894	1,980	—
Expiring 01/09/24	GSI	EUR	134	146,244	147,994	1,750	—
Expiring 01/09/24	GSI	EUR	71	76,441	78,415	1,974	—
Expiring 01/09/24	JPM	EUR	355	382,734	392,075	9,341	—
Expiring 01/09/24	JPM	EUR	133	143,702	146,890	3,188	—
Expiring 01/09/24	JPM	EUR	95	104,369	104,921	552	—
Expiring 01/09/24	JPM	EUR	88	96,594	97,191	597	—
Expiring 01/09/24	JPM	EUR	67	73,123	73,997	874	—
Expiring 01/09/24	JPM	EUR	35	38,436	38,655	219	—
Expiring 01/09/24	RBC	EUR	206	226,739	227,513	774	—
Expiring 01/09/24	SG	EUR	69	75,821	76,206	385	—
Expiring 01/09/24	SSB	EUR	133	145,459	146,890	1,431	—
Expiring 01/09/24	SSB	EUR	88	97,315	97,190	—	(125)
Expiring 01/09/24	SSB	EUR	88	97,404	97,190	—	(214)
Expiring 01/09/24	SSB	EUR	71	76,350	78,415	2,065	—
Expiring 01/09/24	SSB	EUR	71	76,404	78,415	2,011	—
Expiring 01/09/24	SSB	EUR	69	75,838	76,206	368	—
Expiring 01/09/24	SSB	EUR	69	75,979	76,206	227	—
Expiring 01/09/24	TD	EUR	61	67,087	67,370	283	—
Expiring 01/09/24	UAG	EUR	275	302,669	303,720	1,051	—
Expiring 01/09/24	UAG	EUR	142	156,056	156,830	774	—
Expiring 01/09/24	UAG	EUR	88	97,420	97,190	—	(230)
Expiring 01/09/24	UAG	EUR	71	76,745	78,414	1,669	—
Expiring 01/09/24	UAG	EUR	71	76,384	78,415	2,031	—
Expiring 01/17/24	BARC	EUR	60,162	64,851,878	66,467,963	1,616,085	—
Expiring 01/19/24	BNP	EUR	420	450,054	464,060	14,006	—
Expiring 01/19/24	CITI	EUR	152	167,179	167,946	767	—
Expiring 01/19/24	CITI	EUR	73	78,750	80,658	1,908	—
Expiring 01/19/24	DB	EUR	286	309,271	316,162	6,891	—
Expiring 01/19/24	GSI	EUR	289	318,000	318,847	847	—

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/19/24	JPM	EUR	289	$318,000	$319,269	$1,269	$—
Expiring 01/19/24	MSI	EUR	224	241,793	247,868	6,075	—
Expiring 01/19/24	SSB	EUR	143	155,015	158,001	2,986	—
Expiring 01/19/24	TD	EUR	47	50,807	51,487	680	—
Expiring 01/19/24	UAG	EUR	176	193,000	194,470	1,470	—
Expiring 03/14/24	JPM	EUR	228	253,637	252,796	—	(841)
Expiring 03/14/24	SCB	EUR	65	71,344	71,895	551	—
Hungarian Forint,
Expiring 01/09/24	BARC	HUF	6,786	19,606	19,530	—	(76)
Expiring 01/09/24	JPM	HUF	10,200	29,294	29,355	61	—
Expiring 01/09/24	JPM	HUF	4,700	13,496	13,527	31	—
Expiring 01/19/24	DB	HUF	62,431	177,000	179,405	2,405	—
Expiring 01/19/24	DB	HUF	54,640	150,000	157,016	7,016	—
Expiring 01/19/24	GSI	HUF	45,399	127,000	130,462	3,462	—
Expiring 01/19/24	SSB	HUF	55,713	154,000	160,099	6,099	—
Indian Rupee,
Expiring 01/09/24	DB	INR	12,913	154,860	155,062	202	—
Expiring 01/09/24	DB	INR	5,681	68,379	68,218	—	(161)
Expiring 01/09/24	GSI	INR	2,310	27,761	27,739	—	(22)
Expiring 01/09/24	JPM	INR	2,130	25,619	25,577	—	(42)
Expiring 01/09/24	SCB	INR	1,289	15,506	15,479	—	(27)
Expiring 01/19/24	MSCS	INR	8,000	95,969	96,031	62	—
Expiring 03/14/24	BNP	INR	586	7,007	7,014	7	—
Expiring 03/20/24	CITI	INR	32,178	384,588	385,204	616	—
Expiring 03/20/24	UAG	INR	32,178	384,586	385,203	617	—
Indonesian Rupiah,
Expiring 01/09/24	BNP	IDR	30,000	1,943	1,949	6	—
Expiring 01/19/24	BNP	IDR	611,770	38,522	39,742	1,220	—
Expiring 01/19/24	CITI	IDR	6,112,112	388,762	397,055	8,293	—
Expiring 01/19/24	CITI	IDR	2,680,500	168,893	174,130	5,237	—
Expiring 01/19/24	CITI	IDR	693,333	44,963	45,040	77	—
Expiring 01/19/24	JPM	IDR	5,884,880	370,538	382,293	11,755	—
Expiring 01/19/24	JPM	IDR	2,128,500	133,977	138,272	4,295	—
Expiring 01/19/24	JPM	IDR	1,231,373	79,484	79,992	508	—
Expiring 03/20/24	BOA	IDR	3,724,983	239,433	241,906	2,473	—
Expiring 03/20/24	HSBC	IDR	3,698,793	236,000	240,205	4,205	—
Expiring 03/20/24	JPM	IDR	1,614,111	103,500	104,823	1,323	—
Israeli Shekel,
Expiring 01/09/24	BARC	ILS	100	26,943	27,625	682	—
Expiring 01/09/24	BARC	ILS	100	26,893	27,625	732	—
Expiring 03/20/24	BOA	ILS	837	226,639	231,837	5,198	—
Expiring 03/20/24	CITI	ILS	744	201,000	206,068	5,068	—
Japanese Yen,
Expiring 01/09/24	BARC	JPY	20,900	147,448	148,484	1,036	—
Expiring 01/09/24	BARC	JPY	15,300	106,770	108,698	1,928	—
Expiring 01/09/24	BNP	JPY	20,900	147,007	148,483	1,476	—
Expiring 01/09/24	BNP	JPY	11,300	77,047	80,281	3,234	—
Expiring 01/09/24	BNP	JPY	10,550	71,968	74,952	2,984	—
Expiring 01/09/24	BNP	JPY	10,550	71,933	74,952	3,019	—
Expiring 01/09/24	BOA	JPY	13,900	98,342	98,752	410	—
Expiring 01/09/24	CBA	JPY	11,300	77,000	80,281	3,281	—
Expiring 01/09/24	CITI	JPY	15,500	105,769	110,120	4,351	—
Expiring 01/09/24	CITI	JPY	15,200	106,633	107,988	1,355	—
Expiring 01/09/24	CITI	JPY	11,200	78,090	79,571	1,481	—
Expiring 01/09/24	CWMC	JPY	157,554	1,076,547	1,119,338	42,791	—

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 01/09/24	DB	JPY	11,100	$76,167	$78,859	$2,692	$—
Expiring 01/09/24	DB	JPY	10,400	72,207	73,886	1,679	—
Expiring 01/09/24	DB	JPY	3,900	27,132	27,707	575	—
Expiring 01/09/24	GSI	JPY	28,000	194,249	198,925	4,676	—
Expiring 01/09/24	GSI	JPY	11,300	77,036	80,281	3,245	—
Expiring 01/09/24	JPM	JPY	15,500	106,686	110,119	3,433	—
Expiring 01/09/24	MSI	JPY	27,500	190,876	195,373	4,497	—
Expiring 01/09/24	MSI	JPY	22,400	152,844	159,140	6,296	—
Expiring 01/09/24	MSI	JPY	16,700	116,752	118,645	1,893	—
Expiring 01/09/24	MSI	JPY	11,300	77,089	80,280	3,191	—
Expiring 01/09/24	SCB	JPY	9,919	67,837	70,469	2,632	—
Expiring 01/09/24	SSB	JPY	5,500	38,662	39,074	412	—
Expiring 01/09/24	SSB	JPY	726	5,109	5,158	49	—
Expiring 01/09/24	TD	JPY	5,400	36,873	38,364	1,491	—
Expiring 01/09/24	UAG	JPY	16,700	117,621	118,645	1,024	—
Expiring 01/09/24	UAG	JPY	15,200	105,767	107,988	2,221	—
Expiring 01/09/24	UAG	JPY	14,000	97,712	99,462	1,750	—
Expiring 01/09/24	UAG	JPY	13,900	98,349	98,753	404	—
Expiring 01/09/24	UAG	JPY	13,800	97,620	98,041	421	—
Expiring 01/09/24	UAG	JPY	11,300	77,144	80,280	3,136	—
Expiring 01/09/24	UAG	JPY	11,100	77,648	78,859	1,211	—
Expiring 01/09/24	UAG	JPY	11,100	77,499	78,860	1,361	—
Expiring 01/09/24	UAG	JPY	11,100	76,297	78,860	2,563	—
Expiring 01/09/24	UAG	JPY	11,100	77,789	78,860	1,071	—
Expiring 01/09/24	UAG	JPY	11,000	77,224	78,149	925	—
Expiring 01/09/24	UAG	JPY	4,100	28,647	29,128	481	—
Expiring 01/17/24	BARC	JPY	4,792,390	33,112,012	34,090,090	978,078	—
Expiring 01/17/24	BARC	JPY	987,647	7,022,194	7,025,507	3,313	—
Expiring 01/17/24	BARC	JPY	362,612	2,561,866	2,579,400	17,534	—
Expiring 01/17/24	BARC	JPY	338,154	2,332,336	2,405,416	73,080	—
Expiring 01/17/24	MSCS	JPY	840,781	5,809,880	5,980,792	170,912	—
Expiring 01/17/24	MSCS	JPY	378,336	2,670,352	2,691,245	20,893	—
Expiring 01/17/24	MSCS	JPY	365,395	2,590,558	2,599,197	8,639	—
Expiring 01/17/24	MSCS	JPY	178,805	1,269,610	1,271,907	2,297	—
Expiring 01/19/24	BNYM	JPY	6,846	46,325	48,714	2,389	—
Expiring 01/19/24	HSBC	JPY	76,342	520,959	543,223	22,264	—
Expiring 01/19/24	HSBC	JPY	30,117	205,515	214,298	8,783	—
Expiring 01/19/24	MSCS	JPY	300,262	2,038,078	2,136,548	98,470	—
Expiring 01/19/24	MSCS	JPY	43,709	293,009	311,015	18,006	—
Expiring 01/19/24	MSCS	JPY	27,100	181,696	192,833	11,137	—
Expiring 01/19/24	MSI	JPY	5,294	35,418	37,673	2,255	—
Expiring 03/14/24	BARC	JPY	24,468	170,469	175,574	5,105	—
Expiring 03/14/24	BNP	JPY	34,816	249,169	249,830	661	—
Expiring 03/14/24	BOA	JPY	1,534	10,685	11,005	320	—
Expiring 03/14/24	GSI	JPY	42,684	297,384	306,291	8,907	—
Expiring 03/14/24	JPM	JPY	22,804	158,874	163,633	4,759	—
Malaysian Ringgit,
Expiring 01/09/24	DB	MYR	140	30,530	30,553	23	—
Mexican Peso,
Expiring 01/09/24	BARC	MXN	1,330	76,763	78,182	1,419	—
Expiring 01/09/24	BARC	MXN	1,110	63,966	65,250	1,284	—
Expiring 01/09/24	BARC	MXN	113	6,540	6,642	102	—
Expiring 01/09/24	BNP	MXN	2,000	114,099	117,567	3,468	—
Expiring 01/09/24	BNP	MXN	1,330	76,591	78,182	1,591	—
Expiring 01/09/24	BNP	MXN	1,290	74,804	75,830	1,026	—

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 01/09/24	BNP	MXN	670	$38,672	$39,385	$713	$—
Expiring 01/09/24	BNP	MXN	660	37,722	38,797	1,075	—
Expiring 01/09/24	BNP	MXN	620	35,363	36,446	1,083	—
Expiring 01/09/24	CITI	MXN	29	1,660	1,705	45	—
Expiring 01/09/24	DB	MXN	670	38,660	39,385	725	—
Expiring 01/09/24	DB	MXN	670	38,695	39,385	690	—
Expiring 01/09/24	GSI	MXN	1,300	75,291	76,419	1,128	—
Expiring 01/09/24	GSI	MXN	1,100	63,099	64,661	1,562	—
Expiring 01/09/24	GSI	MXN	630	36,448	37,034	586	—
Expiring 01/09/24	GSI	MXN	492	29,056	28,921	—	(135)
Expiring 01/09/24	GSI	MXN	265	15,345	15,578	233	—
Expiring 01/09/24	JPM	MXN	1,090	62,070	64,074	2,004	—
Expiring 01/09/24	JPM	MXN	1,090	62,530	64,074	1,544	—
Expiring 01/09/24	JPM	MXN	1,070	61,727	62,898	1,171	—
Expiring 01/09/24	JPM	MXN	620	35,397	36,445	1,048	—
Expiring 01/09/24	JPM	MXN	620	35,233	36,445	1,212	—
Expiring 01/09/24	JPM	MXN	63	3,648	3,703	55	—
Expiring 01/09/24	MSI	MXN	1,090	62,952	64,074	1,122	—
Expiring 01/09/24	MSI	MXN	230	13,308	13,520	212	—
Expiring 01/09/24	SSB	MXN	3,320	193,823	195,160	1,337	—
Expiring 01/09/24	SSB	MXN	1,080	61,461	63,486	2,025	—
Expiring 01/09/24	SSB	MXN	189	10,941	11,110	169	—
Expiring 01/09/24	UAG	MXN	650	37,314	38,209	895	—
Expiring 01/19/24	JPM	MXN	7,011	383,712	411,362	27,650	—
Expiring 01/19/24	JPM	MXN	3,712	214,295	217,787	3,492	—
Expiring 01/19/24	JPM	MXN	1,850	105,495	108,553	3,058	—
Expiring 01/19/24	JPM	MXN	1,140	64,427	66,892	2,465	—
Expiring 01/19/24	JPM	MXN	800	42,941	46,942	4,001	—
Expiring 01/19/24	JPM	MXN	750	43,651	44,008	357	—
Expiring 01/19/24	JPM	MXN	750	42,932	44,008	1,076	—
Expiring 02/21/24	GSB	MXN	2,182	126,297	127,385	1,088	—
Expiring 03/14/24	BARC	MXN	333	18,950	19,375	425	—
Expiring 03/14/24	BNP	MXN	19,200	1,092,493	1,116,939	24,446	—
Expiring 03/14/24	GSI	MXN	12,543	713,717	729,693	15,976	—
Expiring 03/14/24	GSI	MXN	1,332	77,797	77,505	—	(292)
Expiring 03/14/24	JPM	MXN	9,790	557,039	569,549	12,510	—
Expiring 03/14/24	UAG	MXN	8,911	507,021	518,381	11,360	—
Expiring 03/20/24	GSI	MXN	3,544	202,000	205,937	3,937	—
Expiring 03/20/24	HSBC	MXN	2,947	168,560	171,274	2,714	—
Expiring 03/20/24	TD	MXN	2,746	156,000	159,556	3,556	—
New Taiwanese Dollar,
Expiring 01/09/24	BOA	TWD	2,201	70,443	72,241	1,798	—
Expiring 01/19/24	BNP	TWD	99	3,171	3,266	95	—
Expiring 03/14/24	BNP	TWD	178	5,724	5,881	157	—
New Zealand Dollar,
Expiring 01/09/24	BARC	NZD	211	128,733	133,387	4,654	—
Expiring 01/09/24	BARC	NZD	155	96,887	97,986	1,099	—
Expiring 01/09/24	BARC	NZD	75	47,530	47,412	—	(118)
Expiring 01/09/24	CBA	NZD	782	481,458	494,356	12,898	—
Expiring 01/09/24	CITI	NZD	370	227,508	233,902	6,394	—
Expiring 01/09/24	CITI	NZD	245	151,680	154,882	3,202	—
Expiring 01/09/24	JPM	NZD	170	104,717	107,469	2,752	—
Expiring 01/09/24	MSI	NZD	310	190,588	195,972	5,384	—
Expiring 01/09/24	MSI	NZD	310	193,831	195,972	2,141	—
Expiring 01/09/24	MSI	NZD	170	107,303	107,468	165	—

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Zealand Dollar (cont’d.),
Expiring 01/09/24	MSI	NZD	115	$71,179	$72,699	$1,520	$—
Expiring 01/09/24	SSB	NZD	115	70,996	72,699	1,703	—
Expiring 01/09/24	UAG	NZD	170	104,465	107,469	3,004	—
Expiring 01/09/24	UAG	NZD	115	71,256	72,699	1,443	—
Expiring 01/09/24	UAG	NZD	76	46,779	48,045	1,266	—
Expiring 01/17/24	MSCS	NZD	51,665	31,786,710	32,662,223	875,513	—
Expiring 01/17/24	MSCS	NZD	8,200	5,113,307	5,183,991	70,684	—
Expiring 01/19/24	CITI	NZD	225	135,581	142,380	6,799	—
Expiring 03/14/24	BNP	NZD	5	3,022	3,117	95	—
Expiring 03/14/24	UAG	NZD	12	7,145	7,370	225	—
Norwegian Krone,
Expiring 01/09/24	BARC	NOK	800	75,224	78,764	3,540	—
Expiring 01/09/24	BARC	NOK	490	48,079	48,243	164	—
Expiring 01/09/24	BARC	NOK	490	48,062	48,243	181	—
Expiring 01/09/24	DB	NOK	2,306	216,435	227,036	10,601	—
Expiring 01/09/24	DB	NOK	840	79,447	82,702	3,255	—
Expiring 01/09/24	DB	NOK	830	75,694	81,717	6,023	—
Expiring 01/09/24	DB	NOK	800	75,193	78,764	3,571	—
Expiring 01/09/24	DB	NOK	500	49,640	49,227	—	(413)
Expiring 01/09/24	GSI	NOK	1,058	99,336	104,165	4,829	—
Expiring 01/09/24	GSI	NOK	1,000	97,116	98,455	1,339	—
Expiring 01/09/24	GSI	NOK	840	77,432	82,702	5,270	—
Expiring 01/09/24	GSI	NOK	500	49,467	49,227	—	(240)
Expiring 01/09/24	GSI	NOK	500	48,683	49,227	544	—
Expiring 01/09/24	JPM	NOK	755	70,639	74,333	3,694	—
Expiring 01/09/24	JPM	NOK	755	70,639	74,333	3,694	—
Expiring 01/09/24	JPM	NOK	740	72,881	72,856	—	(25)
Expiring 01/09/24	JPM	NOK	410	37,784	40,366	2,582	—
Expiring 01/09/24	MSI	NOK	1,120	103,307	110,269	6,962	—
Expiring 01/09/24	MSI	NOK	420	38,463	41,351	2,888	—
Expiring 01/17/24	BARC	NOK	54,236	5,000,000	5,340,910	340,910	—
Expiring 01/17/24	BARC	NOK	5,194	499,035	511,509	12,474	—
Expiring 01/17/24	BARC	NOK	415	40,860	40,853	—	(7)
Expiring 01/17/24	MSCS	NOK	88,769	8,562,809	8,741,507	178,698	—
Expiring 01/17/24	MSCS	NOK	69,533	6,404,321	6,847,223	442,902	—
Expiring 01/17/24	MSCS	NOK	54,231	5,000,000	5,340,403	340,403	—
Expiring 01/17/24	MSCS	NOK	36,150	3,448,635	3,559,911	111,276	—
Expiring 01/17/24	MSCS	NOK	26,156	2,544,503	2,575,714	31,211	—
Expiring 01/17/24	MSCS	NOK	21,068	1,930,206	2,074,718	144,512	—
Expiring 01/17/24	MSCS	NOK	429	42,157	42,202	45	—
Expiring 01/17/24	MSCS	NOK	189	18,529	18,658	129	—
Expiring 01/19/24	JPM	NOK	858	79,183	84,478	5,295	—
Expiring 01/19/24	MSCS	NOK	8,925	819,526	878,938	59,412	—
Expiring 01/19/24	MSCS	NOK	4,960	444,352	488,461	44,109	—
Expiring 03/14/24	BOA	NOK	32	2,879	3,110	231	—
Expiring 03/14/24	GSI	NOK	16	1,427	1,541	114	—
Expiring 03/14/24	UAG	NOK	19	1,763	1,904	141	—
Peruvian Nuevo Sol,
Expiring 01/09/24	SCB	PEN	92	24,644	24,861	217	—
Expiring 03/20/24	BNP	PEN	106	28,272	28,624	352	—
Expiring 03/20/24	MSI	PEN	367	97,363	99,014	1,651	—
Polish Zloty,
Expiring 01/09/24	JPM	PLN	52	13,235	13,214	—	(21)
Expiring 01/19/24	DB	PLN	624	150,000	158,559	8,559	—
Expiring 01/19/24	GSI	PLN	626	157,000	158,992	1,992	—

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Polish Zloty (cont’d.),
Expiring 01/19/24	GSI	PLN	595	$143,000	$151,214	$8,214	$—
Expiring 01/19/24	HSBC	PLN	904	211,425	229,630	18,205	—
Expiring 01/19/24	MSI	PLN	616	154,000	156,449	2,449	—
Expiring 01/19/24	SSB	PLN	652	157,000	165,716	8,716	—
Romanian Leu,
Expiring 01/09/24	GSI	RON	29	6,346	6,435	89	—
Singapore Dollar,
Expiring 01/09/24	BARC	SGD	60	45,095	45,487	392	—
Expiring 01/09/24	BARC	SGD	40	30,222	30,325	103	—
Expiring 01/09/24	CITI	SGD	21	15,942	15,920	—	(22)
Expiring 01/17/24	BARC	SGD	11,065	8,304,209	8,391,803	87,594	—
Expiring 03/20/24	CITI	SGD	222	167,000	168,503	1,503	—
South African Rand,
Expiring 01/09/24	BARC	ZAR	550	28,728	30,039	1,311	—
Expiring 01/09/24	BOA	ZAR	1,180	61,996	64,447	2,451	—
Expiring 01/09/24	BOA	ZAR	1,170	62,691	63,901	1,210	—
Expiring 01/09/24	GSI	ZAR	1,190	62,941	64,993	2,052	—
Expiring 01/09/24	GSI	ZAR	1,190	62,194	64,993	2,799	—
Expiring 01/09/24	GSI	ZAR	1,180	62,307	64,447	2,140	—
Expiring 01/09/24	GSI	ZAR	1,170	63,834	63,900	66	—
Expiring 01/09/24	GSI	ZAR	1,170	61,647	63,901	2,254	—
Expiring 01/09/24	GSI	ZAR	500	27,332	27,308	—	(24)
Expiring 03/14/24	UAG	ZAR	113	5,900	6,157	257	—
Expiring 03/20/24	HSBC	ZAR	6,818	361,211	370,092	8,881	—
Expiring 03/20/24	SSB	ZAR	1,031	55,000	55,981	981	—
Expiring 03/20/24	TD	ZAR	7,845	419,303	425,805	6,502	—
South Korean Won,
Expiring 01/09/24	BARC	KRW	100,480	76,266	77,528	1,262	—
Expiring 01/09/24	BOA	KRW	195,400	152,003	150,765	—	(1,238)
Expiring 01/09/24	BOA	KRW	100,730	77,318	77,721	403	—
Expiring 01/09/24	BOA	KRW	30,760	23,945	23,733	—	(212)
Expiring 01/09/24	CITI	KRW	134,870	104,066	104,062	—	(4)
Expiring 01/09/24	JPM	KRW	126,290	98,204	97,442	—	(762)
Expiring 01/09/24	JPM	KRW	126,230	97,626	97,396	—	(230)
Expiring 01/09/24	JPM	KRW	126,160	96,763	97,341	578	—
Expiring 01/09/24	JPM	KRW	99,940	76,185	77,111	926	—
Expiring 01/09/24	MSI	KRW	196,320	150,800	151,476	676	—
Expiring 01/09/24	MSI	KRW	38,560	29,641	29,752	111	—
Expiring 01/19/24	CITI	KRW	957,814	711,193	740,021	28,828	—
Expiring 01/19/24	CITI	KRW	99,948	75,911	77,221	1,310	—
Expiring 03/14/24	UAG	KRW	2,957	2,259	2,293	34	—
Swedish Krona,
Expiring 01/09/24	BARC	SEK	970	97,126	96,215	—	(911)
Expiring 01/09/24	BARC	SEK	970	97,156	96,215	—	(941)
Expiring 01/09/24	BNP	SEK	1,970	194,748	195,407	659	—
Expiring 01/09/24	CITI	SEK	1,190	116,708	118,038	1,330	—
Expiring 01/09/24	CITI	SEK	1,110	108,154	110,102	1,948	—
Expiring 01/09/24	CITI	SEK	1,090	106,885	108,119	1,234	—
Expiring 01/09/24	CITI	SEK	1,090	106,858	108,118	1,260	—
Expiring 01/09/24	DB	SEK	1,200	114,928	119,030	4,102	—
Expiring 01/09/24	DB	SEK	980	98,373	97,208	—	(1,165)
Expiring 01/09/24	DB	SEK	800	76,606	79,353	2,747	—
Expiring 01/09/24	DB	SEK	790	77,471	78,361	890	—
Expiring 01/09/24	DB	SEK	780	75,379	77,369	1,990	—
Expiring 01/09/24	DB	SEK	780	75,593	77,370	1,777	—

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swedish Krona (cont’d.),
Expiring 01/09/24	GSI	SEK	800	$77,211	$79,353	$2,142	$—
Expiring 01/09/24	JPM	SEK	1,570	151,842	155,730	3,888	—
Expiring 01/09/24	JPM	SEK	1,480	146,584	146,803	219	—
Expiring 01/09/24	JPM	SEK	1,070	106,498	106,134	—	(364)
Expiring 01/09/24	JPM	SEK	730	69,965	72,410	2,445	—
Expiring 01/09/24	JPM	SEK	390	37,733	38,684	951	—
Expiring 01/09/24	JPM	SEK	390	37,745	38,685	940	—
Expiring 01/09/24	UAG	SEK	980	98,758	97,208	—	(1,550)
Expiring 01/17/24	BARC	SEK	429	42,817	42,538	—	(279)
Expiring 01/17/24	BARC	SEK	409	40,271	40,598	327	—
Expiring 01/17/24	BARC	SEK	243	23,849	24,131	282	—
Expiring 01/17/24	MSCS	SEK	614,376	58,923,350	60,961,679	2,038,329	—
Expiring 01/17/24	MSCS	SEK	138	13,529	13,730	201	—
Expiring 01/17/24	MSCS	SEK	129	12,735	12,836	101	—
Swiss Franc,
Expiring 01/09/24	BARC	CHF	100	115,703	119,037	3,334	—
Expiring 01/09/24	BNP	CHF	65	74,977	77,375	2,398	—
Expiring 01/09/24	BNP	CHF	65	74,617	77,374	2,757	—
Expiring 01/09/24	BNP	CHF	65	74,987	77,375	2,388	—
Expiring 01/09/24	CITI	CHF	170	193,989	202,363	8,374	—
Expiring 01/09/24	CITI	CHF	100	114,527	119,038	4,511	—
Expiring 01/09/24	CITI	CHF	95	110,629	113,086	2,457	—
Expiring 01/09/24	CITI	CHF	90	104,371	107,134	2,763	—
Expiring 01/09/24	CITI	CHF	90	103,021	107,134	4,113	—
Expiring 01/09/24	CITI	CHF	90	103,266	107,133	3,867	—
Expiring 01/09/24	GSI	CHF	65	75,099	77,374	2,275	—
Expiring 01/09/24	MSI	CHF	165	192,281	196,411	4,130	—
Expiring 01/09/24	MSI	CHF	95	109,653	113,085	3,432	—
Expiring 01/09/24	TD	CHF	35	40,185	41,664	1,479	—
Expiring 01/09/24	UAG	CHF	165	195,866	196,412	546	—
Expiring 01/09/24	UAG	CHF	85	99,150	101,182	2,032	—
Expiring 01/09/24	UAG	CHF	85	100,814	101,182	368	—
Expiring 01/09/24	UAG	CHF	85	101,607	101,182	—	(425)
Expiring 01/17/24	BARC	CHF	767	915,096	913,409	—	(1,687)
Expiring 01/17/24	BARC	CHF	259	307,880	308,191	311	—
Expiring 01/17/24	BARC	CHF	215	252,501	256,166	3,665	—
Expiring 01/17/24	BARC	CHF	43	49,833	51,387	1,554	—
Expiring 01/17/24	MSCS	CHF	457	528,704	544,162	15,458	—
Expiring 01/17/24	MSCS	CHF	335	392,164	398,855	6,691	—
Expiring 01/17/24	MSCS	CHF	90	105,171	107,675	2,504	—
Expiring 01/17/24	MSCS	CHF	16	18,204	18,940	736	—
Expiring 01/17/24	MSCS	CHF	10	12,097	12,482	385	—
Expiring 01/19/24	DB	CHF	176	200,223	209,167	8,944	—
Thai Baht,
Expiring 01/09/24	ANZ	THB	1,057	30,388	30,997	609	—
Expiring 01/09/24	BARC	THB	960	27,931	28,152	221	—
Expiring 01/09/24	CITI	THB	1,171	33,675	34,340	665	—
Expiring 01/09/24	GSI	THB	340	9,786	9,970	184	—
Expiring 03/14/24	UAG	THB	1,179	34,789	34,760	—	(29)
Expiring 03/20/24	HSBC	THB	7,178	207,000	211,775	4,775	—
Expiring 03/20/24	MSI	THB	7,290	211,000	215,087	4,087	—
Turkish Lira,
Expiring 03/20/24	BARC	TRY	2,895	92,000	91,035	—	(965)
Expiring 03/20/24	BARC	TRY	2,365	74,000	74,383	383	—

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Turkish Lira (cont’d.),
Expiring 12/23/24	GSI	TRY	44,515	$1,137,608	$1,098,019	$—	$(39,589)

				$638,227,663	$653,024,902	14,960,577	(163,338)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/09/24	BARC	AUD	160	$107,515	$109,072	$—	$(1,557)
Expiring 01/09/24	BARC	AUD	105	71,394	71,579	—	(185)
Expiring 01/09/24	BARC	AUD	70	47,775	47,718	57	—
Expiring 01/09/24	BNP	AUD	145	98,340	98,847	—	(507)
Expiring 01/09/24	BNP	AUD	115	76,057	78,395	—	(2,338)
Expiring 01/09/24	BNP	AUD	115	77,790	78,396	—	(606)
Expiring 01/09/24	CITI	AUD	160	108,361	109,072	—	(711)
Expiring 01/09/24	CITI	AUD	160	105,308	109,072	—	(3,764)
Expiring 01/09/24	CITI	AUD	40	26,941	27,268	—	(327)
Expiring 01/09/24	DB	AUD	160	104,978	109,072	—	(4,094)
Expiring 01/09/24	DB	AUD	145	99,198	98,847	351	—
Expiring 01/09/24	DB	AUD	110	72,306	74,986	—	(2,680)
Expiring 01/09/24	GSI	AUD	60	40,279	40,902	—	(623)
Expiring 01/09/24	GSI	AUD	50	33,192	34,085	—	(893)
Expiring 01/09/24	GSI	AUD	40	27,381	27,268	113	—
Expiring 01/09/24	JPM	AUD	215	142,434	146,566	—	(4,132)
Expiring 01/09/24	JPM	AUD	215	144,101	146,566	—	(2,465)
Expiring 01/09/24	JPM	AUD	45	29,613	30,676	—	(1,063)
Expiring 01/09/24	MSI	AUD	1,681	1,111,946	1,145,937	—	(33,991)
Expiring 01/09/24	MSI	AUD	350	229,786	238,595	—	(8,809)
Expiring 01/09/24	MSI	AUD	252	166,693	171,789	—	(5,096)
Expiring 01/09/24	MSI	AUD	230	152,445	156,791	—	(4,346)
Expiring 01/09/24	RBC	AUD	145	97,816	98,847	—	(1,031)
Expiring 01/09/24	RBC	AUD	115	76,395	78,396	—	(2,001)
Expiring 01/09/24	RBC	AUD	85	57,231	57,945	—	(714)
Expiring 01/09/24	RBC	AUD	65	43,041	44,310	—	(1,269)
Expiring 01/09/24	SSB	AUD	115	76,070	78,395	—	(2,325)
Expiring 01/09/24	SSB	AUD	115	75,499	78,395	—	(2,896)
Expiring 01/09/24	SSB	AUD	60	39,997	40,902	—	(905)
Expiring 01/09/24	UAG	AUD	160	107,536	109,072	—	(1,536)
Expiring 01/17/24	BARC	AUD	7,200	4,842,696	4,909,600	—	(66,904)
Expiring 01/17/24	BARC	AUD	4,800	3,232,780	3,273,066	—	(40,286)
Expiring 01/17/24	BARC	AUD	1,600	1,073,853	1,091,022	—	(17,169)
Expiring 01/17/24	BARC	AUD	600	409,797	409,133	664	—
Expiring 01/17/24	MSCS	AUD	114,366	75,208,926	77,984,966	—	(2,776,040)
Expiring 01/17/24	MSCS	AUD	100	65,619	68,189	—	(2,570)
Expiring 01/19/24	JPM	AUD	313	203,035	213,299	—	(10,264)
Expiring 01/19/24	JPM	AUD	112	72,375	76,651	—	(4,276)
Expiring 03/14/24	BNP	AUD	264	173,596	180,232	—	(6,636)
Expiring 03/14/24	GSI	AUD	63	41,354	42,935	—	(1,581)
Brazilian Real,
Expiring 01/03/24	BARC	BRL	145	29,951	29,835	116	—
Expiring 01/03/24	GSI	BRL	505	103,145	103,905	—	(760)
Expiring 01/03/24	MSI	BRL	360	74,360	74,071	289	—
Expiring 02/02/24	CITI	BRL	763	154,749	156,654	—	(1,905)
Expiring 03/14/24	GSI	BRL	18,661	3,764,294	3,814,186	—	(49,892)

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 03/14/24	GSI	BRL	845	$172,533	$172,717	$—	$(184)
British Pound,
Expiring 01/09/24	BARC	GBP	76	97,210	96,880	330	—
Expiring 01/09/24	BNP	GBP	192	243,232	244,748	—	(1,516)
Expiring 01/09/24	BNP	GBP	61	76,762	77,758	—	(996)
Expiring 01/09/24	BOA	GBP	2,379	3,018,104	3,032,580	—	(14,476)
Expiring 01/09/24	BOA	GBP	506	641,934	645,013	—	(3,079)
Expiring 01/09/24	CITI	GBP	83	105,297	105,803	—	(506)
Expiring 01/09/24	GSI	GBP	153	191,693	195,033	—	(3,340)
Expiring 01/09/24	GSI	GBP	60	76,158	76,484	—	(326)
Expiring 01/09/24	MSI	GBP	85	107,677	108,351	—	(674)
Expiring 01/09/24	MSI	GBP	6	7,564	7,648	—	(84)
Expiring 01/09/24	SCB	GBP	134	170,181	170,813	—	(632)
Expiring 01/09/24	UAG	GBP	101	128,762	128,747	15	—
Expiring 01/09/24	UAG	GBP	60	75,740	76,483	—	(743)
Expiring 01/09/24	UAG	GBP	60	75,468	76,484	—	(1,016)
Expiring 01/09/24	UAG	GBP	60	75,853	76,483	—	(630)
Expiring 01/09/24	UAG	GBP	60	76,512	76,484	28	—
Expiring 01/09/24	UAG	GBP	60	76,111	76,483	—	(372)
Expiring 01/12/24	BNP	GBP	48	61,411	61,406	5	—
Expiring 01/12/24	BNP	GBP	25	31,271	31,608	—	(337)
Expiring 01/12/24	HSBC	GBP	880	1,107,497	1,121,279	—	(13,782)
Expiring 01/12/24	TD	GBP	33	41,784	42,060	—	(276)
Expiring 01/17/24	BARC	GBP	11,300	14,478,739	14,405,110	73,629	—
Expiring 01/17/24	BARC	GBP	3,000	3,825,451	3,824,365	1,086	—
Expiring 01/17/24	BARC	GBP	1,700	2,161,723	2,167,140	—	(5,417)
Expiring 01/17/24	BARC	GBP	1,200	1,525,593	1,529,746	—	(4,153)
Expiring 01/17/24	MSCS	GBP	26,813	33,788,767	34,180,790	—	(392,023)
Expiring 01/17/24	MSCS	GBP	5,200	6,568,872	6,628,900	—	(60,028)
Expiring 01/17/24	MSCS	GBP	4,000	5,070,177	5,099,154	—	(28,977)
Expiring 01/17/24	MSCS	GBP	3,000	3,809,942	3,824,365	—	(14,423)
Expiring 01/19/24	DB	GBP	108	137,483	137,679	—	(196)
Expiring 01/19/24	HSBC	GBP	1,401	1,724,151	1,786,025	—	(61,874)
Expiring 03/14/24	JPM	GBP	584	740,502	744,553	—	(4,051)
Expiring 03/14/24	JPM	GBP	76	95,549	96,910	—	(1,361)
Canadian Dollar,
Expiring 01/09/24	BARC	CAD	105	78,721	79,256	—	(535)
Expiring 01/09/24	BNP	CAD	140	103,440	105,674	—	(2,234)
Expiring 01/09/24	BNP	CAD	130	97,726	98,126	—	(400)
Expiring 01/09/24	BNP	CAD	50	36,900	37,741	—	(841)
Expiring 01/09/24	CITI	CAD	310	227,980	233,992	—	(6,012)
Expiring 01/09/24	CITI	CAD	140	103,479	105,674	—	(2,195)
Expiring 01/09/24	JPM	CAD	105	77,264	79,256	—	(1,992)
Expiring 01/09/24	JPM	CAD	95	69,938	71,707	—	(1,769)
Expiring 01/09/24	MSI	CAD	45	34,131	33,967	164	—
Expiring 01/09/24	RBC	CAD	2,114	1,557,452	1,595,678	—	(38,226)
Expiring 01/09/24	SSB	CAD	140	102,978	105,674	—	(2,696)
Expiring 01/09/24	SSB	CAD	105	78,278	79,256	—	(978)
Expiring 01/09/24	SSB	CAD	105	78,261	79,256	—	(995)
Expiring 01/09/24	TD	CAD	130	97,487	98,126	—	(639)
Expiring 01/09/24	TD	CAD	105	77,405	79,255	—	(1,850)
Expiring 01/09/24	TD	CAD	65	48,785	49,063	—	(278)
Expiring 01/09/24	UAG	CAD	130	98,262	98,126	136	—
Expiring 01/09/24	UAG	CAD	105	78,758	79,256	—	(498)
Expiring 01/09/24	UAG	CAD	105	78,476	79,255	—	(779)

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar (cont’d.),
Expiring 01/09/24	UAG	CAD	105	$78,468	$79,255	$—	$(787)
Expiring 01/17/24	BARC	CAD	18,897	13,931,451	14,265,147	—	(333,696)
Expiring 01/17/24	BARC	CAD	13,612	10,037,972	10,275,296	—	(237,324)
Expiring 01/17/24	BARC	CAD	3,033	2,231,952	2,289,785	—	(57,833)
Expiring 01/17/24	BARC	CAD	34	24,980	25,620	—	(640)
Expiring 01/17/24	BARC	CAD	30	21,733	22,274	—	(541)
Expiring 01/17/24	MSCS	CAD	31,157	22,969,439	23,520,231	—	(550,792)
Expiring 01/17/24	MSCS	CAD	8,325	6,126,731	6,284,304	—	(157,573)
Expiring 01/17/24	MSCS	CAD	35	26,387	26,615	—	(228)
Expiring 01/17/24	MSCS	CAD	32	24,184	24,181	3	—
Expiring 01/19/24	BOA	CAD	139	102,279	105,181	—	(2,902)
Expiring 01/19/24	JPM	CAD	88	64,201	66,456	—	(2,255)
Expiring 01/19/24	TD	CAD	51	37,541	38,395	—	(854)
Expiring 03/14/24	BNP	CAD	97	71,136	73,004	—	(1,868)
Expiring 03/14/24	CITI	CAD	54	40,662	40,532	130	—
Expiring 03/14/24	JPM	CAD	985	741,180	743,830	—	(2,650)
Expiring 03/14/24	JPM	CAD	385	283,754	291,204	—	(7,450)
Chilean Peso,
Expiring 01/09/24	BOA	CLP	130,930	150,218	148,542	1,676	—
Expiring 01/09/24	BOA	CLP	32,183	36,924	36,512	412	—
Expiring 03/20/24	MSI	CLP	93,100	105,616	105,192	424	—
China Yuan,
Expiring 03/14/24	BOA	CNY	8	1,066	1,080	—	(14)
Expiring 03/14/24	UAG	CNY	75,551	10,675,932	10,693,788	—	(17,856)
Expiring 03/14/24	UAG	CNY	951	134,606	134,606	—	—
Expiring 03/14/24	UAG	CNY	663	92,605	93,812	—	(1,207)
Chinese Renminbi,
Expiring 01/09/24	JPM	CNH	192	26,738	26,967	—	(229)
Expiring 01/09/24	MSI	CNH	411	57,742	57,726	16	—
Expiring 01/19/24	DB	CNH	440	61,334	61,827	—	(493)
Expiring 01/19/24	JPM	CNH	2,907	408,716	408,595	121	—
Expiring 01/19/24	JPM	CNH	2,582	362,862	362,864	—	(2)
Expiring 01/19/24	JPM	CNH	2,553	359,612	358,845	767	—
Expiring 01/24/24	BOA	CNH	341	51,394	47,942	3,452	—
Expiring 01/30/24	BOA	CNH	1,903	264,000	267,714	—	(3,714)
Expiring 01/30/24	CITI	CNH	1,039	146,000	146,137	—	(137)
Expiring 01/30/24	HSBC	CNH	1,812	254,000	254,912	—	(912)
Expiring 01/30/24	HSBC	CNH	1,010	140,000	142,010	—	(2,010)
Expiring 01/30/24	JPM	CNH	2,000	277,000	281,230	—	(4,230)
Expiring 01/30/24	MSI	CNH	1,012	140,000	142,302	—	(2,302)
Expiring 04/10/24	BOA	CNH	341	50,689	48,198	2,491	—
Colombian Peso,
Expiring 01/09/24	BNP	COP	19,995	4,985	5,148	—	(163)
Expiring 01/09/24	CITI	COP	39,990	10,000	10,296	—	(296)
Expiring 01/09/24	CITI	COP	38,400	9,557	9,887	—	(330)
Expiring 01/09/24	SCB	COP	216,458	54,237	55,730	—	(1,493)
Expiring 01/09/24	SCB	COP	73,315	18,251	18,876	—	(625)
Czech Koruna,
Expiring 01/09/24	BARC	CZK	270	11,991	12,068	—	(77)
Expiring 01/09/24	BARC	CZK	230	10,276	10,281	—	(5)
Expiring 01/09/24	BNP	CZK	230	10,217	10,281	—	(64)
Expiring 01/09/24	CITI	CZK	380	17,000	16,986	14	—
Expiring 01/09/24	HSBC	CZK	610	27,161	27,267	—	(106)
Expiring 01/09/24	JPM	CZK	419	18,633	18,729	—	(96)
Expiring 01/09/24	JPM	CZK	210	9,377	9,387	—	(10)

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Czech Koruna (cont’d.),
Expiring 01/09/24	JPM	CZK	191	$8,543	$8,538	$5	$—
Expiring 01/09/24	JPM	CZK	50	2,237	2,235	2	—
Expiring 01/09/24	MSI	CZK	1,728	78,133	77,241	892	—
Expiring 01/09/24	UAG	CZK	270	11,983	12,069	—	(86)
Expiring 01/19/24	DB	CZK	6,221	278,000	277,994	6	—
Expiring 01/19/24	GSI	CZK	3,399	144,753	151,900	—	(7,147)
Expiring 01/19/24	MSI	CZK	3,768	160,247	168,376	—	(8,129)
Expiring 01/19/24	TD	CZK	10,031	433,163	448,207	—	(15,044)
Danish Krone,
Expiring 01/09/24	DB	DKK	361	53,257	53,491	—	(234)
Expiring 03/14/24	BNP	DKK	8	1,203	1,231	—	(28)
Expiring 03/14/24	GSI	DKK	42	6,158	6,300	—	(142)
Expiring 03/14/24	JPM	DKK	180	26,087	26,689	—	(602)
Euro,
Expiring 01/09/24	BARC	EUR	395	436,430	436,252	178	—
Expiring 01/09/24	BARC	EUR	88	97,881	97,190	691	—
Expiring 01/09/24	BARC	EUR	71	77,355	78,415	—	(1,060)
Expiring 01/09/24	BARC	EUR	71	77,609	78,415	—	(806)
Expiring 01/09/24	BARC	EUR	30	32,722	33,133	—	(411)
Expiring 01/09/24	BNP	EUR	258	281,953	284,944	—	(2,991)
Expiring 01/09/24	BNP	EUR	176	189,947	194,380	—	(4,433)
Expiring 01/09/24	BNP	EUR	138	151,724	152,412	—	(688)
Expiring 01/09/24	BNP	EUR	134	146,314	147,994	—	(1,680)
Expiring 01/09/24	BNP	EUR	133	146,188	146,890	—	(702)
Expiring 01/09/24	BNP	EUR	129	141,593	142,472	—	(879)
Expiring 01/09/24	CITI	EUR	356	382,863	393,179	—	(10,316)
Expiring 01/09/24	CITI	EUR	275	301,496	303,720	—	(2,224)
Expiring 01/09/24	CITI	EUR	98	107,303	108,235	—	(932)
Expiring 01/09/24	CITI	EUR	98	107,100	108,235	—	(1,135)
Expiring 01/09/24	CITI	EUR	28	30,229	30,924	—	(695)
Expiring 01/09/24	DB	EUR	12,897	14,182,671	14,243,900	—	(61,229)
Expiring 01/09/24	DB	EUR	107	116,934	118,174	—	(1,240)
Expiring 01/09/24	DB	EUR	69	75,707	76,206	—	(499)
Expiring 01/09/24	GSI	EUR	106	115,543	117,070	—	(1,527)
Expiring 01/09/24	JPM	EUR	141	154,724	155,725	—	(1,001)
Expiring 01/09/24	JPM	EUR	53	57,136	58,535	—	(1,399)
Expiring 01/09/24	MSI	EUR	176	190,071	194,380	—	(4,309)
Expiring 01/09/24	MSI	EUR	138	151,663	152,412	—	(749)
Expiring 01/09/24	MSI	EUR	98	107,166	108,235	—	(1,069)
Expiring 01/09/24	MSI	EUR	40	43,981	44,178	—	(197)
Expiring 01/09/24	SSB	EUR	69	75,941	76,206	—	(265)
Expiring 01/09/24	UAG	EUR	142	153,327	156,829	—	(3,502)
Expiring 01/09/24	UAG	EUR	106	114,676	117,070	—	(2,394)
Expiring 01/09/24	UAG	EUR	71	77,959	78,415	—	(456)
Expiring 01/09/24	UAG	EUR	71	76,793	78,415	—	(1,622)
Expiring 01/09/24	UAG	EUR	71	76,485	78,415	—	(1,930)
Expiring 01/09/24	UAG	EUR	71	77,499	78,415	—	(916)
Expiring 01/09/24	UAG	EUR	69	75,946	76,206	—	(260)
Expiring 01/12/24	BNP	EUR	4,463	4,887,837	4,929,368	—	(41,531)
Expiring 01/12/24	BNP	EUR	274	303,160	303,040	120	—
Expiring 01/12/24	BNP	EUR	51	55,963	56,424	—	(461)
Expiring 01/12/24	JPM	EUR	49	53,529	54,109	—	(580)
Expiring 01/12/24	TD	EUR	161	176,293	178,158	—	(1,865)
Expiring 01/17/24	BARC	EUR	3,100	3,395,846	3,424,917	—	(29,071)
Expiring 01/17/24	BARC	EUR	2,600	2,875,037	2,872,511	2,526	—

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/17/24	MSCS	EUR	57,862	$62,373,276	$63,926,896	$—	$(1,553,620)
Expiring 01/17/24	MSCS	EUR	12,300	13,474,807	13,589,184	—	(114,377)
Expiring 01/17/24	MSCS	EUR	10,100	11,232,651	11,158,598	74,053	—
Expiring 01/17/24	MSCS	EUR	6,800	7,432,529	7,512,720	—	(80,191)
Expiring 01/17/24	MSCS	EUR	5,800	6,391,074	6,407,908	—	(16,834)
Expiring 01/17/24	MSCS	EUR	1,500	1,645,421	1,657,218	—	(11,797)
Expiring 01/17/24	MSCS	EUR	300	327,675	331,443	—	(3,768)
Expiring 01/19/24	BNP	EUR	4,688	4,996,441	5,180,279	—	(183,838)
Expiring 01/19/24	BNP	EUR	1,002	1,062,796	1,107,610	—	(44,814)
Expiring 01/19/24	BNP	EUR	375	412,249	413,921	—	(1,672)
Expiring 01/19/24	BNP	EUR	310	331,660	341,984	—	(10,324)
Expiring 01/19/24	CITI	EUR	276	301,727	304,954	—	(3,227)
Expiring 01/19/24	CITI	EUR	63	68,020	69,653	—	(1,633)
Expiring 01/19/24	DB	EUR	268	293,759	296,346	—	(2,587)
Expiring 01/19/24	DB	EUR	241	256,078	266,282	—	(10,204)
Expiring 01/19/24	HSBC	EUR	133	145,076	146,952	—	(1,876)
Expiring 01/19/24	MSI	EUR	2,988	3,187,294	3,301,499	—	(114,205)
Expiring 01/19/24	MSI	EUR	60	64,962	66,435	—	(1,473)
Expiring 01/19/24	SSB	EUR	5,222	5,520,195	5,769,331	—	(249,136)
Expiring 01/19/24	TD	EUR	47	49,438	51,487	—	(2,049)
Expiring 03/14/24	BARC	EUR	334	361,060	369,366	—	(8,306)
Expiring 03/14/24	BNP	EUR	1,714	1,854,999	1,897,697	—	(42,698)
Expiring 03/14/24	JPM	EUR	2,237	2,421,005	2,476,710	—	(55,705)
Expiring 03/14/24	JPM	EUR	76	83,012	83,651	—	(639)
Expiring 03/14/24	UAG	EUR	1,391	1,505,391	1,539,996	—	(34,605)
Expiring 03/14/24	UAG	EUR	526	575,574	582,377	—	(6,803)
Hong Kong Dollar,
Expiring 03/14/24	BARC	HKD	1	107	107	—	—
Expiring 03/14/24	BNP	HKD	85	10,879	10,886	—	(7)
Expiring 03/14/24	GSI	HKD	6	762	763	—	(1)
Expiring 03/14/24	JPM	HKD	141	18,069	18,081	—	(12)
Expiring 04/12/24	SCB	HKD	620	79,817	79,589	228	—
Expiring 05/09/24	SCB	HKD	620	79,725	79,636	89	—
Hungarian Forint,
Expiring 01/09/24	BARC	HUF	19,636	56,973	56,511	462	—
Expiring 01/09/24	BARC	HUF	6,780	19,672	19,513	159	—
Expiring 01/09/24	GSI	HUF	10,900	30,551	31,369	—	(818)
Expiring 01/09/24	JPM	HUF	3,300	9,430	9,497	—	(67)
Expiring 01/19/24	GSI	HUF	346,726	937,301	996,373	—	(59,072)
Expiring 01/19/24	GSI	HUF	68,525	192,000	196,917	—	(4,917)
Expiring 01/19/24	GSI	HUF	59,114	158,000	169,874	—	(11,874)
Expiring 03/14/24	UAG	HUF	477	1,331	1,362	—	(31)
Indian Rupee,
Expiring 01/09/24	JPM	INR	1,855	22,240	22,276	—	(36)
Expiring 01/09/24	JPM	INR	1,855	22,244	22,276	—	(32)
Expiring 01/19/24	MSCS	INR	79,747	954,749	957,284	—	(2,535)
Indonesian Rupiah,
Expiring 01/09/24	BARC	IDR	30,000	1,931	1,949	—	(18)
Expiring 01/09/24	BNP	IDR	3,678,516	238,218	238,970	—	(752)
Expiring 01/19/24	JPM	IDR	38,158,971	2,433,918	2,478,880	—	(44,962)
Expiring 01/19/24	MSCS	IDR	1,987,019	126,869	129,081	—	(2,212)
Expiring 03/14/24	UAG	IDR	167,954	10,827	10,908	—	(81)
Israeli Shekel,
Expiring 01/09/24	BARC	ILS	598	163,301	165,195	—	(1,894)
Expiring 01/09/24	BARC	ILS	125	34,151	34,531	—	(380)

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Israeli Shekel (cont’d.),
Expiring 01/09/24	BARC	ILS	102	$27,854	$28,177	$—	$(323)
Expiring 03/14/24	JPM	ILS	61	16,462	16,869	—	(407)
Expiring 03/20/24	CITI	ILS	863	233,743	238,821	—	(5,078)
Expiring 03/20/24	CITI	ILS	705	193,000	195,084	—	(2,084)
Japanese Yen,
Expiring 01/09/24	BARC	JPY	22,300	152,214	158,430	—	(6,216)
Expiring 01/09/24	BARC	JPY	20,900	147,201	148,483	—	(1,282)
Expiring 01/09/24	BARC	JPY	13,900	98,815	98,752	63	—
Expiring 01/09/24	BARC	JPY	6,900	49,046	49,021	25	—
Expiring 01/09/24	BNP	JPY	22,400	151,696	159,140	—	(7,444)
Expiring 01/09/24	BNP	JPY	16,800	114,645	119,355	—	(4,710)
Expiring 01/09/24	BNP	JPY	11,200	76,435	79,570	—	(3,135)
Expiring 01/09/24	BNP	JPY	10,300	72,597	73,176	—	(579)
Expiring 01/09/24	BNP	JPY	9,300	63,280	66,071	—	(2,791)
Expiring 01/09/24	CA	JPY	11,100	78,575	78,860	—	(285)
Expiring 01/09/24	CITI	JPY	44,200	306,566	314,018	—	(7,452)
Expiring 01/09/24	CITI	JPY	28,000	191,208	198,926	—	(7,718)
Expiring 01/09/24	CITI	JPY	28,000	191,130	198,926	—	(7,796)
Expiring 01/09/24	CITI	JPY	27,800	197,683	197,505	178	—
Expiring 01/09/24	CITI	JPY	15,400	104,783	109,409	—	(4,626)
Expiring 01/09/24	CWMC	JPY	331,842	2,267,436	2,357,562	—	(90,126)
Expiring 01/09/24	DB	JPY	16,700	117,248	118,645	—	(1,397)
Expiring 01/09/24	GSI	JPY	15,300	106,739	108,699	—	(1,960)
Expiring 01/09/24	GSI	JPY	11,100	78,636	78,859	—	(223)
Expiring 01/09/24	JPM	JPY	30,900	213,964	219,529	—	(5,565)
Expiring 01/09/24	JPM	JPY	5,600	38,319	39,785	—	(1,466)
Expiring 01/09/24	MSI	JPY	27,800	193,890	197,504	—	(3,614)
Expiring 01/09/24	MSI	JPY	22,300	152,207	158,430	—	(6,223)
Expiring 01/09/24	MSI	JPY	20,900	142,488	148,484	—	(5,996)
Expiring 01/09/24	MSI	JPY	15,400	105,157	109,409	—	(4,252)
Expiring 01/09/24	MSI	JPY	15,300	106,740	108,699	—	(1,959)
Expiring 01/09/24	SSB	JPY	5,500	38,818	39,075	—	(257)
Expiring 01/09/24	UAG	JPY	14,000	98,042	99,463	—	(1,421)
Expiring 01/09/24	UAG	JPY	11,200	76,411	79,570	—	(3,159)
Expiring 01/09/24	UAG	JPY	11,200	78,258	79,570	—	(1,312)
Expiring 01/09/24	UAG	JPY	11,200	76,480	79,570	—	(3,090)
Expiring 01/09/24	UAG	JPY	11,200	78,344	79,571	—	(1,227)
Expiring 01/09/24	UAG	JPY	11,100	78,504	78,860	—	(356)
Expiring 01/16/24	SSB	JPY	227,150	1,551,671	1,615,551	—	(63,880)
Expiring 01/17/24	BARC	JPY	662,869	4,608,809	4,715,239	—	(106,430)
Expiring 01/17/24	BARC	JPY	625,962	4,405,549	4,452,702	—	(47,153)
Expiring 01/17/24	BARC	JPY	156,751	1,099,644	1,115,026	—	(15,382)
Expiring 01/17/24	MSCS	JPY	1,095,544	7,672,526	7,793,022	—	(120,496)
Expiring 01/17/24	MSCS	JPY	1,059,534	7,481,719	7,536,864	—	(55,145)
Expiring 01/17/24	MSCS	JPY	193,725	1,338,441	1,378,039	—	(39,598)
Expiring 01/19/24	CITI	JPY	8,700	61,418	61,906	—	(488)
Expiring 01/19/24	CITI	JPY	8,500	58,056	60,482	—	(2,426)
Expiring 01/19/24	JPM	JPY	7,850	52,948	55,857	—	(2,909)
Expiring 01/19/24	MSCS	JPY	38,291	260,059	272,462	—	(12,403)
Expiring 01/19/24	MSCS	JPY	13,300	93,985	94,638	—	(653)
Expiring 01/19/24	MSCS	JPY	9,000	60,931	64,041	—	(3,110)
Expiring 01/19/24	MSCS	JPY	5,500	37,691	39,136	—	(1,445)
Expiring 01/19/24	MSCS	JPY	5,070	34,038	36,077	—	(2,039)
Expiring 01/19/24	TD	JPY	9,599	65,419	68,306	—	(2,887)
Expiring 01/29/24	HSBC	JPY	125,450	850,606	894,054	—	(43,448)

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 02/26/24	JPM	JPY	93,950	$633,790	$672,293	$—	$(38,503)
Expiring 03/14/24	UAG	JPY	48,912	349,747	350,981	—	(1,234)
Expiring 04/04/24	TD	JPY	38,100	271,718	274,321	—	(2,603)
Malaysian Ringgit,
Expiring 01/09/24	DB	MYR	795	171,310	173,495	—	(2,185)
Expiring 01/09/24	DB	MYR	169	36,343	36,881	—	(538)
Mexican Peso,
Expiring 01/09/24	BARC	MXN	1,330	76,977	78,182	—	(1,205)
Expiring 01/09/24	BARC	MXN	130	7,447	7,642	—	(195)
Expiring 01/09/24	BNP	MXN	720	41,390	42,323	—	(933)
Expiring 01/09/24	BOA	MXN	1,100	63,850	64,662	—	(812)
Expiring 01/09/24	CA	MXN	1,330	76,999	78,182	—	(1,183)
Expiring 01/09/24	CITI	MXN	180	10,371	10,581	—	(210)
Expiring 01/09/24	GSI	MXN	5,277	306,075	310,200	—	(4,125)
Expiring 01/09/24	GSI	MXN	3,518	204,204	206,800	—	(2,596)
Expiring 01/09/24	GSI	MXN	1,320	77,044	77,594	—	(550)
Expiring 01/09/24	GSI	MXN	1,090	62,358	64,073	—	(1,715)
Expiring 01/09/24	GSI	MXN	924	53,593	54,315	—	(722)
Expiring 01/09/24	GSI	MXN	830	48,451	48,790	—	(339)
Expiring 01/09/24	GSI	MXN	616	35,756	36,211	—	(455)
Expiring 01/09/24	HSBC	MXN	1,340	76,723	78,770	—	(2,047)
Expiring 01/09/24	JPM	MXN	1,330	77,155	78,182	—	(1,027)
Expiring 01/09/24	JPM	MXN	670	38,603	39,385	—	(782)
Expiring 01/09/24	JPM	MXN	220	12,621	12,932	—	(311)
Expiring 01/09/24	JPM	MXN	210	12,025	12,344	—	(319)
Expiring 01/09/24	JPM	MXN	80	4,716	4,703	13	—
Expiring 01/09/24	MSI	MXN	8,794	508,150	516,940	—	(8,790)
Expiring 01/09/24	MSI	MXN	1,539	88,929	90,467	—	(1,538)
Expiring 01/09/24	MSI	MXN	1,340	76,824	78,769	—	(1,945)
Expiring 01/09/24	MSI	MXN	410	23,555	24,101	—	(546)
Expiring 01/09/24	RBC	MXN	680	39,156	39,973	—	(817)
Expiring 01/09/24	SSB	MXN	2,000	115,772	117,566	—	(1,794)
Expiring 01/09/24	SSB	MXN	1,100	63,341	64,661	—	(1,320)
Expiring 01/09/24	SSB	MXN	220	12,610	12,933	—	(323)
Expiring 01/19/24	JPM	MXN	2,465	133,323	144,639	—	(11,316)
New Taiwanese Dollar,
Expiring 01/19/24	CITI	TWD	24,588	766,345	808,277	—	(41,932)
Expiring 03/20/24	JPM	TWD	80,743	2,635,390	2,676,073	—	(40,683)
Expiring 03/20/24	MSI	TWD	10,911	356,000	361,637	—	(5,637)
New Zealand Dollar,
Expiring 01/09/24	BARC	NZD	125	78,539	79,021	—	(482)
Expiring 01/09/24	BARC	NZD	75	47,073	47,413	—	(340)
Expiring 01/09/24	BARC	NZD	65	40,381	41,091	—	(710)
Expiring 01/09/24	CBA	NZD	801	493,156	506,367	—	(13,211)
Expiring 01/09/24	CITI	NZD	170	103,971	107,468	—	(3,497)
Expiring 01/09/24	CITI	NZD	170	104,771	107,469	—	(2,698)
Expiring 01/09/24	CITI	NZD	125	76,524	79,021	—	(2,497)
Expiring 01/09/24	CITI	NZD	75	46,706	47,413	—	(707)
Expiring 01/09/24	GSI	NZD	56	35,547	35,402	145	—
Expiring 01/09/24	MSI	NZD	310	188,678	195,972	—	(7,294)
Expiring 01/09/24	MSI	NZD	170	104,988	107,469	—	(2,481)
Expiring 01/09/24	MSI	NZD	125	76,930	79,021	—	(2,091)
Expiring 01/09/24	MSI	NZD	125	76,878	79,021	—	(2,143)
Expiring 01/09/24	MSI	NZD	125	76,959	79,022	—	(2,063)
Expiring 01/09/24	MSI	NZD	125	76,999	79,021	—	(2,022)

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Zealand Dollar (cont’d.),
Expiring 01/09/24	MSI	NZD	55	$34,825	$34,769	$56	$—
Expiring 01/09/24	SSB	NZD	235	147,327	148,559	—	(1,232)
Expiring 01/09/24	SSB	NZD	125	76,839	79,021	—	(2,182)
Expiring 01/09/24	SSB	NZD	125	76,828	79,021	—	(2,193)
Expiring 01/09/24	SSB	NZD	80	50,189	50,573	—	(384)
Expiring 01/17/24	BARC	NZD	71,165	43,788,543	44,990,005	—	(1,201,462)
Norwegian Krone,
Expiring 01/09/24	BARC	NOK	420	38,985	41,351	—	(2,366)
Expiring 01/09/24	BARC	NOK	400	38,242	39,382	—	(1,140)
Expiring 01/09/24	CITI	NOK	2,090	191,510	205,770	—	(14,260)
Expiring 01/09/24	CITI	NOK	1,120	107,255	110,269	—	(3,014)
Expiring 01/09/24	CITI	NOK	320	30,568	31,506	—	(938)
Expiring 01/09/24	DB	NOK	1,966	184,523	193,561	—	(9,038)
Expiring 01/09/24	DB	NOK	1,470	145,281	144,729	552	—
Expiring 01/09/24	DB	NOK	990	97,318	97,470	—	(152)
Expiring 01/09/24	DB	NOK	840	79,951	82,702	—	(2,751)
Expiring 01/09/24	DB	NOK	420	38,595	41,351	—	(2,756)
Expiring 01/09/24	DB	NOK	400	38,239	39,382	—	(1,143)
Expiring 01/09/24	GSI	NOK	800	77,673	78,764	—	(1,091)
Expiring 01/09/24	GSI	NOK	500	48,946	49,227	—	(281)
Expiring 01/09/24	GSI	NOK	420	40,053	41,351	—	(1,298)
Expiring 01/09/24	GSI	NOK	410	39,367	40,366	—	(999)
Expiring 01/09/24	JPM	NOK	1,500	145,751	147,682	—	(1,931)
Expiring 01/09/24	UAG	NOK	430	40,950	42,336	—	(1,386)
Expiring 01/17/24	BARC	NOK	471,375	43,235,572	46,418,708	—	(3,183,136)
Expiring 01/17/24	BARC	NOK	504	49,818	49,595	223	—
Expiring 01/17/24	BARC	NOK	289	26,487	28,451	—	(1,964)
Expiring 01/17/24	BARC	NOK	131	12,694	12,891	—	(197)
Expiring 01/17/24	MSCS	NOK	132,905	12,186,735	13,087,831	—	(901,096)
Expiring 01/17/24	MSCS	NOK	20,434	1,932,751	2,012,216	—	(79,465)
Expiring 01/17/24	MSCS	NOK	298	27,148	29,364	—	(2,216)
Expiring 01/17/24	MSCS	NOK	113	10,337	11,126	—	(789)
Expiring 01/19/24	GSB	NOK	4,147	403,926	408,360	—	(4,434)
Expiring 01/19/24	JPM	NOK	858	78,620	84,478	—	(5,858)
Peruvian Nuevo Sol,
Expiring 01/09/24	SCB	PEN	89	23,840	24,050	—	(210)
Expiring 03/20/24	BARC	PEN	915	244,624	246,819	—	(2,195)
Expiring 03/20/24	CITI	PEN	591	157,795	159,262	—	(1,467)
Expiring 03/20/24	MSI	PEN	825	218,311	222,418	—	(4,107)
Philippine Peso,
Expiring 01/09/24	BOA	PHP	220	3,973	3,973	—	—
Expiring 03/20/24	CITI	PHP	10,266	185,026	185,424	—	(398)
Expiring 03/20/24	SSB	PHP	22,326	399,093	403,253	—	(4,160)
Expiring 03/20/24	SSB	PHP	16,294	293,178	294,296	—	(1,118)
Polish Zloty,
Expiring 01/09/24	DB	PLN	150	37,861	38,117	—	(256)
Expiring 01/09/24	JPM	PLN	88	22,397	22,362	35	—
Expiring 01/09/24	MSI	PLN	292	74,092	74,201	—	(109)
Expiring 01/09/24	MSI	PLN	112	28,419	28,461	—	(42)
Expiring 01/19/24	CITI	PLN	474	119,040	120,436	—	(1,396)
Expiring 01/19/24	CITI	PLN	289	72,960	73,346	—	(386)
Expiring 01/19/24	GSB	PLN	4,888	1,150,623	1,241,833	—	(91,210)
Expiring 01/19/24	GSB	PLN	1,779	444,271	452,005	—	(7,734)
Expiring 01/19/24	HSBC	PLN	904	221,988	229,630	—	(7,642)
Expiring 01/19/24	HSBC	PLN	648	148,000	164,522	—	(16,522)

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Polish Zloty (cont’d.),
Expiring 01/19/24	UAG	PLN	756	$176,932	$192,063	$—	$(15,131)
Expiring 03/14/24	BOA	PLN	34	8,433	8,624	—	(191)
Romanian Leu,
Expiring 01/09/24	BARC	RON	3	663	665	—	(2)
Expiring 01/09/24	BNP	RON	95	21,001	21,080	—	(79)
Expiring 01/09/24	GSI	RON	25	5,526	5,547	—	(21)
Expiring 01/09/24	UAG	RON	28	6,190	6,214	—	(24)
Singapore Dollar,
Expiring 01/09/24	BNP	SGD	165	124,057	125,090	—	(1,033)
Expiring 01/09/24	BNP	SGD	4	3,007	3,032	—	(25)
Expiring 01/09/24	JPM	SGD	15	11,190	11,371	—	(181)
Expiring 01/17/24	MSCS	SGD	11,065	8,304,847	8,391,856	—	(87,009)
Expiring 03/14/24	JPM	SGD	88	66,107	67,214	—	(1,107)
Expiring 03/20/24	BNYM	SGD	686	512,980	521,499	—	(8,519)
South African Rand,
Expiring 01/09/24	BARC	ZAR	580	30,830	31,677	—	(847)
Expiring 01/09/24	BOA	ZAR	1,170	63,840	63,901	—	(61)
Expiring 01/09/24	GSI	ZAR	1,210	65,363	66,085	—	(722)
Expiring 01/09/24	GSI	ZAR	1,190	63,542	64,993	—	(1,451)
Expiring 01/09/24	GSI	ZAR	1,190	63,091	64,993	—	(1,902)
Expiring 01/09/24	GSI	ZAR	1,170	62,911	63,900	—	(989)
Expiring 01/09/24	MSI	ZAR	3,847	206,974	210,108	—	(3,134)
Expiring 01/19/24	GSB	ZAR	7,545	397,863	411,697	—	(13,834)
South Korean Won,
Expiring 01/09/24	BOA	KRW	549,035	425,351	423,621	1,730	—
Expiring 01/09/24	BOA	KRW	303,574	235,186	234,229	957	—
Expiring 01/09/24	BOA	KRW	101,710	77,653	78,477	—	(824)
Expiring 01/09/24	CITI	KRW	126,160	97,233	97,342	—	(109)
Expiring 01/09/24	CITI	KRW	50,520	39,057	38,980	77	—
Expiring 01/09/24	CITI	KRW	49,970	38,462	38,555	—	(93)
Expiring 01/09/24	JPM	KRW	252,580	196,255	194,884	1,371	—
Expiring 01/09/24	JPM	KRW	135,360	105,191	104,440	751	—
Expiring 01/09/24	JPM	KRW	101,440	78,001	78,269	—	(268)
Expiring 01/09/24	MSI	KRW	195,240	150,811	150,642	169	—
Expiring 03/20/24	BARC	KRW	746,774	569,440	579,384	—	(9,944)
Swedish Krona,
Expiring 01/09/24	BARC	SEK	790	76,642	78,362	—	(1,720)
Expiring 01/09/24	BNP	SEK	1,110	108,762	110,102	—	(1,340)
Expiring 01/09/24	BNP	SEK	1,100	105,108	109,111	—	(4,003)
Expiring 01/09/24	CITI	SEK	1,080	108,178	107,127	1,051	—
Expiring 01/09/24	DB	SEK	8,207	795,346	814,063	—	(18,717)
Expiring 01/09/24	DB	SEK	970	97,682	96,216	1,466	—
Expiring 01/09/24	DB	SEK	790	77,771	78,361	—	(590)
Expiring 01/09/24	DB	SEK	753	72,974	74,691	—	(1,717)
Expiring 01/09/24	GSI	SEK	1,100	105,138	109,110	—	(3,972)
Expiring 01/09/24	GSI	SEK	800	78,028	79,353	—	(1,325)
Expiring 01/09/24	GSI	SEK	390	38,397	38,685	—	(288)
Expiring 01/09/24	JPM	SEK	990	97,391	98,200	—	(809)
Expiring 01/09/24	JPM	SEK	740	71,057	73,401	—	(2,344)
Expiring 01/09/24	JPM	SEK	740	71,138	73,402	—	(2,264)
Expiring 01/09/24	JPM	SEK	730	72,899	72,410	489	—
Expiring 01/09/24	JPM	SEK	400	39,341	39,676	—	(335)
Expiring 01/09/24	MSI	SEK	1,200	115,003	119,030	—	(4,027)
Expiring 01/09/24	MSI	SEK	990	97,861	98,200	—	(339)
Expiring 01/09/24	UAG	SEK	970	97,661	96,216	1,445	—

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swedish Krona (cont’d.),
Expiring 01/09/24	UAG	SEK	800	$77,994	$79,353	$—	$(1,359)
Expiring 01/09/24	UAG	SEK	790	76,924	78,361	—	(1,437)
Expiring 01/17/24	BARC	SEK	400,058	38,373,781	39,695,958	—	(1,322,177)
Expiring 01/17/24	BARC	SEK	66,667	6,711,842	6,615,033	96,809	—
Expiring 01/17/24	BARC	SEK	42,747	4,292,495	4,241,554	50,941	—
Expiring 01/17/24	BARC	SEK	109	10,614	10,791	—	(177)
Expiring 01/17/24	MSCS	SEK	55,929	5,568,884	5,549,567	19,317	—
Expiring 01/17/24	MSCS	SEK	195	18,700	19,376	—	(676)
Expiring 01/17/24	MSCS	SEK	161	15,667	15,968	—	(301)
Expiring 03/14/24	BNP	SEK	267	25,615	26,532	—	(917)
Expiring 03/14/24	JPM	SEK	42	4,064	4,209	—	(145)
Swiss Franc,
Expiring 01/09/24	BARC	CHF	100	114,955	119,037	—	(4,082)
Expiring 01/09/24	BARC	CHF	85	101,803	101,182	621	—
Expiring 01/09/24	BARC	CHF	65	75,352	77,374	—	(2,022)
Expiring 01/09/24	BARC	CHF	65	77,710	77,374	336	—
Expiring 01/09/24	BNP	CHF	454	522,287	540,431	—	(18,144)
Expiring 01/09/24	BNP	CHF	232	266,895	276,167	—	(9,272)
Expiring 01/09/24	BNP	CHF	100	113,902	119,038	—	(5,136)
Expiring 01/09/24	BNP	CHF	90	103,614	107,134	—	(3,520)
Expiring 01/09/24	BNP	CHF	90	103,259	107,134	—	(3,875)
Expiring 01/09/24	BNP	CHF	85	100,979	101,182	—	(203)
Expiring 01/09/24	BNP	CHF	65	74,529	77,374	—	(2,845)
Expiring 01/09/24	BNP	CHF	65	75,307	77,374	—	(2,067)
Expiring 01/09/24	BNP	CHF	63	75,585	74,993	592	—
Expiring 01/09/24	CITI	CHF	90	106,982	107,133	—	(151)
Expiring 01/09/24	CITI	CHF	90	103,992	107,134	—	(3,142)
Expiring 01/09/24	CITI	CHF	90	107,193	107,134	59	—
Expiring 01/09/24	CITI	CHF	80	95,496	95,230	266	—
Expiring 01/09/24	CITI	CHF	40	46,779	47,615	—	(836)
Expiring 01/09/24	DB	CHF	65	74,456	77,375	—	(2,919)
Expiring 01/09/24	GSI	CHF	165	192,467	196,412	—	(3,945)
Expiring 01/09/24	GSI	CHF	125	143,997	148,797	—	(4,800)
Expiring 01/09/24	JPM	CHF	125	143,098	148,797	—	(5,699)
Expiring 01/09/24	JPM	CHF	95	108,684	113,085	—	(4,401)
Expiring 01/09/24	JPM	CHF	90	107,010	107,134	—	(124)
Expiring 01/09/24	JPM	CHF	65	74,894	77,374	—	(2,480)
Expiring 01/09/24	UAG	CHF	170	193,345	202,364	—	(9,019)
Expiring 01/09/24	UAG	CHF	95	109,835	113,085	—	(3,250)
Expiring 01/09/24	UAG	CHF	90	104,518	107,133	—	(2,615)
Expiring 01/09/24	UAG	CHF	85	101,542	101,182	360	—
Expiring 01/09/24	UAG	CHF	85	101,117	101,182	—	(65)
Expiring 01/09/24	UAG	CHF	65	74,873	77,375	—	(2,502)
Expiring 01/17/24	BARC	CHF	22,106	25,224,869	26,337,273	—	(1,112,404)
Expiring 01/17/24	BARC	CHF	34	38,900	40,029	—	(1,129)
Expiring 01/17/24	BARC	CHF	16	17,781	18,514	—	(733)
Expiring 01/17/24	MSCS	CHF	42,213	48,165,208	50,293,199	—	(2,127,991)
Expiring 01/19/24	GSI	CHF	112	124,919	132,886	—	(7,967)
Expiring 01/19/24	GSI	CHF	49	54,913	57,964	—	(3,051)
Expiring 03/14/24	BNP	CHF	54	61,924	64,396	—	(2,472)
Thai Baht,
Expiring 01/09/24	BARC	THB	7,872	226,435	230,849	—	(4,414)
Expiring 01/09/24	BARC	THB	950	26,806	27,859	—	(1,053)
Expiring 01/09/24	BARC	THB	820	23,262	24,046	—	(784)
Expiring 01/09/24	BARC	THB	340	9,736	9,971	—	(235)

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 01/09/24	BARC	THB	106	$3,049	$3,108	$—	$(59)
Expiring 01/09/24	UAG	THB	330	9,379	9,677	—	(298)
Expiring 03/14/24	UAG	THB	1,388	39,069	40,935	—	(1,866)
Expiring 03/20/24	MSI	THB	4,378	123,171	129,168	—	(5,997)
Turkish Lira,
Expiring 03/14/24	UAG	TRY	22	688	686	2	—

				$711,647,483	$730,742,339	345,999	(19,440,855)

						$15,306,576	$(19,604,193)

Cross currency exchange contracts outstanding at December 31, 2023:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
01/19/24	Buy	EUR	100	HUF	38,580	$—	$(376)	BARC
01/19/24	Buy	EUR	144	PLN	658	—	(7,694)	BOA
01/19/24	Buy	PLN	750	EUR	171	1,671	—	MSI

						$1,671	$(8,070)

Credit default swap agreements outstanding at December 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on corporate and/or sovereign issues - Sell Protection(2):
Teva Pharmaceutical Industries Ltd.	06/20/26	1.000%(Q)	268	1.342%	$(13,047)	$(2,038)	$11,009

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Buy Protection(1):
Gazprom PAO	06/20/24	1.000	%(Q)	121	$9,626	$18,193	$(8,567)	BARC

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
International Bank for
Reconstruction & Development	03/20/24	0.250	%(Q)	1,610	0.039%	$897	$345	$552	BOA
U.S. Treasury Notes	12/20/24	0.250	%(Q)	EUR 500	0.363%	(557)	(1,151)	594	BNP

						$340	$(806)	$1,146

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Credit default swap agreements outstanding at December 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices - Buy Protection(1):
CDX.NA.HY.41.V1	12/20/28	5.000%(Q)	642	$(4,085)	$(38,520)	$(34,435)
CDX.NA.IG.41.V1	12/20/28	1.000%(Q)	15,140	(286,075)	(298,720)	(12,645)

				$(290,160)	$(337,240)	$(47,080)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.IG.41.V1	12/20/28	1.000%(Q)	1,684	0.567%	$19,589	$33,226	$13,637

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreements outstanding at December 31, 2023:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Inflation Swap Agreements:
EUR 355	02/15/28	2.310%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	$3,644	$—	$3,644	MSI
EUR 368	02/15/28	2.403%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	5,670	—	5,670	MSI
EUR 369	02/15/28	2.405%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	5,726	—	5,726	MSI
EUR 380	02/15/28	2.478%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	7,436	—	7,436	JPM
EUR 355	02/15/33	2.324%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(5,439)	—	(5,439)	MSI

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Inflation swap agreements outstanding at December 31, 2023 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Inflation Swap Agreements (cont’d):
EUR	368	02/15/33	2.380%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	$(7,899)	$—	$(7,899)	MSI
EUR	369	02/15/33	2.395%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(8,534)	—	(8,534)	MSI
EUR	380	02/15/33	2.448%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(11,031)	—	(11,031)	JPM
	215	09/15/28	2.595%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	2,197	—	2,197	JPM
	110	09/15/28	2.605%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	1,175	—	1,175	CITI
	276	09/15/28	2.605%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	2,949	—	2,949	JPM
	260	09/15/28	2.615%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	2,900	—	2,900	CITI
	215	09/15/33	2.630%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(3,533)	—	(3,533)	JPM
	276	09/15/33	2.631%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(4,567)	—	(4,567)	JPM
	110	09/15/33	2.635%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(1,857)	—	(1,857)	CITI
	260	09/15/33	2.650%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(4,743)	—	(4,743)	CITI

					$(15,906)	$—	$(15,906)

(1) The Portfolio pays the fixed rate and receives the floating rate.

(2) The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2023:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
AUD	1,114	12/20/26	4.380%(Q)	3 Month BBSW(2)(Q)/ 4.358%	$4,701	$12,661	$7,960
AUD	334	09/17/28	3.875%(Q)	3 Month BBSW(2)(Q)/ 4.358%	95	1,488	1,393
AUD	219	03/20/29	4.250%(S)	6 Month BBSW(2)(S)/ 4.445%	(275)	2,255	2,530
AUD	425	12/03/31	2.750%(S)	6 Month BBSW(2)(S)/ 4.445%	33,994	(26,982)	(60,976)
AUD	256	09/20/33	4.594%(S)	6 Month BBSW(2)(S)/ 4.445%	366	939	573
AUD	112	03/20/34	4.469%(S)	6 Month BBSW(2)(S)/ 4.445%	(417)	1,792	2,209
CAD	590	12/03/26	2.550%(S)	3 Month CDOR(2)(S)/ 5.448%	16,436	(16,747)	(33,183)
CAD	305	09/17/28	2.938%(S)	1 Day CORRA(1)(S)/ 5.060%	(185)	(1,982)	(1,797)
CAD	407	03/20/29	3.875%(S)	1 Day CORRA(1)(S)/ 5.060%	(568)	(12,092)	(11,524)
CAD	145	12/03/32	3.450%(S)	1 Day CORRA(2)(S)/ 5.060%	374	3,161	2,787
CAD	226	09/20/33	3.313%(S)	1 Day CORRA(2)(S)/ 5.060%	(87)	2,273	2,360
CAD	98	03/20/34	3.781%(S)	1 Day CORRA(1)(S)/ 5.060%	(336)	(4,760)	(4,424)
CAD	100	12/03/41	2.800%(S)	3 Month CDOR(2)(S)/ 5.448%	8,516	(7,381)	(15,897)
CAD	165	12/03/50	2.800%(S)	3 Month CDOR(2)(S)/ 5.448%	17,156	(12,758)	(29,914)
CHF	75	12/20/33	1.220%(A)	1 Day SARON(1)(A)/ 1.695%	(203)	(493)	(290)
CLP	110,000	02/06/33	5.200%(S)	1 Day CLOIS(1)(S)/ 8.250%	—	(1,109)	(1,109)
CNH	8,395	08/12/26	2.490%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	(5)	13,124	13,129
CNH	21,955	08/20/26	2.440%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	(51)	31,063	31,114
CNH	3,125	03/01/28	2.955%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	13,137	13,137
CNH	1,845	05/11/28	2.600%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	1,794	4,153	2,359

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CNH	41,147	05/16/28	2.563%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	$—	$83,222	$83,222
CNH	41,147	05/16/28	2.564%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	83,283	83,283
CNH	2,200	06/01/28	2.473%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	3,157	3,157
CNH	17,322	11/03/28	2.378%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	13,923	13,923
CNH	17,322	11/03/28	2.378%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	13,980	13,980
CNH	888	12/20/28	2.328%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	(34)	327	361
CNH	714	12/20/28	2.427%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	(2)	727	729
CNH	795	12/20/28	2.432%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	836	836
CNH	29,369	12/20/28	2.461%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	36,490	36,490
EUR	131	03/20/29	3.094%(A)	6 Month EURIBOR(2)(S)/ 3.861%	(231)	4,998	5,229
EUR	183	06/17/29	2.438%(A)	6 Month EURIBOR(2)(S)/ 3.861%	(9)	1,141	1,150
EUR	435	08/15/32	2.940%(A)	6 Month EURIBOR(1)(S)/ 3.861%	(1,159)	(16,082)	(14,923)
EUR	153	12/20/33	2.844%(A)	6 Month EURIBOR(2)(S)/ 3.861%	(92)	2,009	2,101
EUR	85	12/20/33	3.250%(A)	1 Day EuroSTR(2)(A)/ 3.882%	767	2,823	2,056
EUR	64	03/20/34	3.125%(A)	6 Month EURIBOR(2)(S)/ 3.861%	12	4,146	4,134
EUR	35	08/15/48	2.660%(A)	6 Month EURIBOR(1)(S)/ 3.861%	(299)	(1,515)	(1,216)
GBP	170	05/08/25	1.000%(A)	1 Day SONIA(1)(A)/ 5.187%	(12,738)	(15,333)	(2,595)
GBP	380	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/ 5.187%	(13,904)	43,375	57,279
GBP	1,190	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/ 5.187%	(16,485)	135,833	152,318
GBP	100	05/08/29	1.100%(A)	1 Day SONIA(2)(A)/ 5.187%	(17,527)	(17,054)	473
GBP	168	06/17/29	3.500%(A)	1 Day SONIA(1)(A)/ 5.187%	36	(3,355)	(3,391)
GBP	221	06/19/29	3.813%(A)	1 Day SONIA(1)(A)/ 5.187%	—	(8,300)	(8,300)
GBP	465	05/08/30	1.100%(A)	1 Day SONIA(1)(A)/ 5.187%	103,733	88,788	(14,945)
GBP	185	05/08/33	1.150%(A)	1 Day SONIA(1)(A)/ 5.187%	57,500	45,698	(11,802)
GBP	53	06/19/34	3.719%(A)	1 Day SONIA(1)(A)/ 5.187%	11	(2,916)	(2,927)
GBP	95	05/08/37	1.200%(A)	1 Day SONIA(2)(A)/ 5.187%	(29,232)	(30,758)	(1,526)
GBP	100	05/08/38	1.200%(A)	1 Day SONIA(2)(A)/ 5.187%	(38,447)	(34,303)	4,144
GBP	175	05/08/43	1.250%(A)	1 Day SONIA(1)(A)/ 5.187%	83,717	73,078	(10,639)
GBP	25	05/08/44	1.250%(A)	1 Day SONIA(2)(A)/ 5.187%	(12,262)	(9,759)	2,503
GBP	380	05/08/46	1.250%(A)	1 Day SONIA(2)(A)/ 5.187%	69,211	(174,577)	(243,788)
GBP	15	05/08/49	1.250%(A)	1 Day SONIA(2)(A)/ 5.187%	(7,763)	(7,383)	380
HKD	4,241	06/21/24	5.030%(Q)	3 Month HIBOR(1)(Q)/ 5.152%	(570)	(473)	97
JPY	40,000	07/08/24	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.039)%	(167)	(118)	49
JPY	17,000	07/08/25	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.039)%	(268)	(355)	(87)
JPY	103,000	07/08/26	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.039)%	1,548	(5,647)	(7,195)
JPY	22,546	06/18/28	0.469%(A)	1 Day TONAR(2)(A)/ (0.039)%	28	(473)	(501)
JPY	14,500	07/08/28	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.039)%	112	(2,217)	(2,329)
JPY	46,000	07/08/29	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.039)%	(7,022)	(10,060)	(3,038)
JPY	46,000	07/08/30	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.039)%	(16,740)	(13,656)	3,084
JPY	18,500	07/08/31	0.000%(A)	1 Day TONAR(2)(A)/ (0.039)%	304	(6,599)	(6,903)
JPY	7,928	06/19/34	1.094%(A)	1 Day TONAR(2)(A)/ (0.039)%	(5)	900	905
JPY	81,000	07/08/35	0.100%(A)	1 Day TONAR(2)(A)/ (0.039)%	1,906	(52,938)	(54,844)
JPY	16,000	07/08/41	0.250%(A)	1 Day TONAR(2)(A)/ (0.039)%	(963)	(17,815)	(16,852)
JPY	89,000	07/08/46	0.350%(A)	1 Day TONAR(2)(A)/ (0.039)%	(35,240)	(126,987)	(91,747)
JPY	10,000	07/08/48	0.450%(A)	1 Day TONAR(2)(A)/ (0.039)%	(9,490)	(14,182)	(4,692)
KRW	720,000	08/13/31	1.630%(Q)	3 Month KWCDC(2)(Q)/ 3.830%	—	(54,054)	(54,054)
MXN	1,206	09/13/28	8.224%(M)	28 Day Mexican Interbank Rate(2)(M)/ 11.503%	—	(1,140)	(1,140)
MXN	513	12/13/28	8.900%(M)	28 Day Mexican Interbank Rate(2)(M)/ 11.503%	—	388	388

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
MXN	31,562	10/25/32	9.260%(M)	28 Day Mexican Interbank Rate(2)(M)/ 11.503%	$—	$91,496	$91,496
MXN	19,159	03/01/33	8.450%(M)	28 Day Mexican Interbank Rate(2)(M)/ 11.503%	—	(870)	(870)
MXN	364	12/07/33	9.730%(M)	28 Day Mexican Interbank Rate(2)(M)/ 11.503%	—	1,838	1,838
MXN	321	03/08/34	8.325%(M)	28 Day Mexican Interbank Rate(2)(M)/ 11.503%	—	(33)	(33)
NOK	2,439	03/18/29	3.938%(A)	6 Month NIBOR(1)(S)/ 4.840%	69	(5,559)	(5,628)
NOK	3,223	03/20/29	4.250%(A)	6 Month NIBOR(1)(S)/ 4.840%	1,303	(12,778)	(14,081)
NOK	766	03/20/34	4.031%(A)	6 Month NIBOR(1)(S)/ 4.840%	218	(4,694)	(4,912)
NZD	1,223	12/20/26	5.060%(S)	3 Month BBR(1)(Q)/ 5.635%	(3,072)	(15,119)	(12,047)
NZD	217	06/19/29	4.563%(S)	3 Month BBR(2)(Q)/ 5.635%	(400)	3,890	4,290
NZD	305	12/20/33	4.625%(S)	3 Month BBR(2)(Q)/ 5.635%	(440)	2,972	3,412
NZD	110	06/19/34	4.656%(S)	3 Month BBR(2)(Q)/ 5.635%	(333)	3,256	3,589
SEK	2,360	12/17/28	3.219%(A)	3 Month STIBOR(1)(Q)/ 4.052%	137	(7,736)	(7,873)
SEK	1,439	06/19/29	2.469%(A)	3 Month STIBOR(2)(Q)/ 4.052%	(69)	1,772	1,841
	11,368	06/04/24	4.600%(T)	1 Day SOFR(2)(T)/ 5.380%	112	(80,437)	(80,549)
	555	06/21/24	5.440%(T)	1 Day SOFR(2)(T)/ 5.380%	703	788	85
	10,485	08/14/24	5.298%(T)	1 Day SOFR(2)(T)/ 5.380%	—	7,250	7,250
	22,990	08/31/24	5.384%(T)	1 Day SOFR(2)(T)/ 5.380%	—	44,016	44,016
	2,756	03/08/25	4.946%(A)	1 Day SOFR(2)(A)/ 5.380%	—	5,560	5,560
	3,392	03/09/25	5.110%(A)	1 Day SOFR(2)(A)/ 5.380%	—	17,776	17,776
	7,668	03/10/25	5.088%(A)	1 Day SOFR(2)(A)/ 5.380%	—	29,810	29,810
	7,760	08/31/25	4.805%(A)	1 Day SOFR(1)(A)/ 5.380%	—	(49,993)	(49,993)
	10,265	10/13/25	1.396%(A)	1 Day SOFR(2)(A)/ 5.380%	—	(209,390)	(209,390)
	1,715	09/25/26	4.699%(A)	1 Day SOFR(1)(A)/ 5.380%	317	(35,424)	(35,741)
	8,472	05/31/28	3.950%(A)	1 Day SOFR(2)(A)/ 5.380%	23,277	152,424	129,147
	290	11/07/28	4.223%(A)	1 Day SOFR(1)(A)/ 5.380%	—	(8,153)	(8,153)
	226	03/18/29	4.281%(A)	1 Day SOFR(2)(A)/ 5.380%	(99)	6,655	6,754
	275	06/20/29	3.625%(A)	1 Day SOFR(1)(A)/ 5.380%	(305)	(3,527)	(3,222)
	72	03/20/34	3.875%(A)	1 Day SOFR(1)(A)/ 5.380%	(30)	(2,662)	(2,632)
	3,320	02/15/48	2.600%(A)	1 Day SOFR(1)(A)/ 5.380%	163,684	518,319	354,635
	645	02/15/48	3.050%(A)	1 Day SOFR(1)(A)/ 5.380%	26,276	50,879	24,603
	5,637	05/15/48	3.150%(A)	1 Day SOFR(1)(A)/ 5.380%	(355,705)	324,070	679,775

					$35,184	$839,211	$804,027

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements:
BRL	15,979	01/04/27	11.993	%(T)	1 Day BROIS(2)(T)/ 0.044%	$113,039	$—	$113,039	BOA
BRL	11,954	01/02/29	12.610	%(T)	1 Day BROIS(2)(T)/ 0.044%	176,068	—	176,068	BNP
BRL	9,621	01/02/29	12.893	%(T)	1 Day BROIS(2)(T)/ 0.044%	158,631	—	158,631	JPM
CNH	300	07/31/30	2.515	%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	520	—	520	MSI

						$448,258	$—	$448,258

(1) The Portfolio pays the fixed rate and receives the floating rate.

(2) The Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Total return swap agreements outstanding at December 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
Bloomberg Commodity Total Return Index(Q)	U.S. Treasury Bill -3 Month Auction Avg Discount + 11bps(Q)/ 5.370%	ML	03/28/24	42,133	$(18,749)	$—	$(18,749)
BNP EMU IMI Anti-Value Index(Q)	1 Day EuroSTR +2bps(Q)/ 3.902%	BNP	09/16/24	EUR (1,887)	(20,218)	—	(20,218)
BNP EMU IMI Anti-Value Index(Q)	1 Day EuroSTR +2bps(Q)/ 3.902%	BNP	09/16/24	EUR (1,847)	(64,415)	—	(64,415)
BNP EMU IMI Anti-Value Index(Q)	1 Day EuroSTR +2bps(Q)/ 3.902%	BNP	09/16/24	EUR (1,847)	(15,567)	—	(15,567)
BNP EMU IMI Anti-Value Index(Q)	1 Day EuroSTR +2bps(Q)/ 3.902%	BNP	09/16/24	EUR (1,841)	(23,387)	—	(23,387)
BNP EMU IMI Anti-Value Index(Q)	1 Day EuroSTR +2bps(Q)/ 3.902%	BNP	09/16/24	EUR (1,682)	(8,336)	—	(8,336)
BNP EMU IMI Value Index(Q)	1 Day EuroSTR +35bps(Q)/ 4.232%	BNP	09/16/24	EUR 1,680	9,631	—	9,631
BNP EMU IMI Value Index(Q)	1 Day EuroSTR +35bps(Q)/ 4.232%	BNP	09/16/24	EUR 1,837	19,389	—	19,389
BNP EMU IMI Value Index(Q)	1 Day EuroSTR +35bps(Q)/ 4.232%	BNP	09/16/24	EUR 1,840	68,686	—	68,686
BNP EMU IMI Value Index(Q)	1 Day EuroSTR +35bps(Q)/ 4.232%	BNP	09/16/24	EUR 1,854	6,394	—	6,394
BNP EMU IMI Value Index(Q)	1 Day EuroSTR +35bps(Q)/ 4.232%	BNP	09/16/24	EUR 1,893	19,020	—	19,020
BNP Global Luxury Index(Q)	1 Day SOFR +24bps(Q)/ 5.620%	BNP	06/03/24	(1,507)	(59,639)	—	(59,639)
BNP Global Luxury Index(Q)	1 Day SOFR +24bps(Q)/ 5.620%	BNP	06/03/24	(1,102)	(43,614)	—	(43,614)
BNP Global Luxury Index(Q)	1 Day SOFR +24bps(Q)/ 5.620%	BNP	06/03/24	(545)	(21,580)	—	(21,580)
BNP Global Luxury Index(Q)	1 Day SOFR +24bps(Q)/ 5.620%	BNP	06/03/24	(137)	(5,410)	—	(5,410)
iShares U.S. Real Estate ETF Index(Q)	1 Day USOIS +2bps(Q)/ 5.350%	ML	05/31/24	37,692	2,493,881	—	2,493,881
JPMorgan Japan Growth Index(Q)	1 Day SOFR +19bps(Q)/ 5.570%	JPM	12/07/24	(3,786)	(211,927)	—	(211,927)
JPMorgan Japan Value Index(Q)	1 Day SOFR(Q)/ 5.380%	JPM	12/11/24	3,779	57,695	—	57,695

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Total return swap agreements outstanding at December 31, 2023 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
JPMorgan Korean Growth Index(Q)	1 Day SOFR +30bps(Q)/ 5.680%	JPM	10/19/24	(871)	$(149,160)	$—	$(149,160)
JPMorgan Korean Value Index(Q)	1 Day SOFR +16bps(Q)/ 5.540%	JPM	12/07/24	936	91,145	—	91,145
JPMorgan Russell S&P Broad Growth Index(Q)	1 Day SOFR +40bps(Q)/ 5.780%	JPM	12/05/24	(4,344)	(320,308)	—	(320,308)
JPMorgan Russell S&P Broad Growth Index(Q)	1 Day SOFR +40bps(Q)/ 5.780%	JPM	12/05/24	(4,320)	(307,196)	—	(307,196)
JPMorgan Russell S&P Broad Growth Index(Q)	1 Day SOFR +40bps(Q)/ 5.780%	JPM	12/05/24	(3,634)	(268,907)	—	(268,907)
JPMorgan Russell S&P Broad Growth Value Index(Q)	1 Day SOFR +40bps(Q)/ 5.780%	JPM	12/05/24	4,344	352,665	—	352,665
JPMorgan Russell S&P Broad Value Index(Q)	1 Day SOFR +40bps(Q)/ 5.780%	JPM	12/05/24	3,621	311,282	—	311,282
JPMorgan Russell S&P Broad Value Index(Q)	1 Day SOFR +40bps(Q)/ 5.780%	JPM	12/05/24	4,356	340,744	—	340,744
JPMorgan S&P 1500 Growth Index(Q)	1 Day SOFR +5bps(Q)/ 5.430%	JPM	12/05/24	(1,549)	(103,075)	—	(103,075)
JPMorgan S&P 1500 Growth Index(Q)	1 Day SOFR +5bps(Q)/ 5.430%	JPM	12/05/24	(1,546)	(101,934)	—	(101,934)
JPMorgan S&P 1500 Growth Index(Q)	1 Day SOFR +5bps(Q)/ 5.430%	JPM	12/05/24	(1,300)	(89,893)	—	(89,893)
JPMorgan S&P 1500 Value Index(Q)	1 Day SOFR +5bps(Q)/ 5.430%	JPM	12/05/24	1,296	113,410	—	113,410
JPMorgan S&P 1500 Value Index(Q)	1 Day SOFR +5bps(Q)/ 5.430%	JPM	12/05/24	1,555	128,591	—	128,591
JPMorgan S&P 1500 Value Index(Q)	1 Day SOFR +5bps(Q)/ 5.430%	JPM	12/05/24	1,560	122,945	—	122,945
MSCI Australian Banks Index(Q)	3 Month BBR +3bps(Q)/ 5.665%	JPM	10/19/24	AUD (2,240)	(106,616)	—	(106,616)
MSCI Australian Banks Index(Q)	3 Month BBR +3bps(Q)/ 5.665%	JPM	10/19/24	AUD (1,982)	(112,511)	—	(112,511)
MSCI Daily EAFE Net Total Return Index(Q)	1 Day USOIS +3.5bps(Q)/ 5.365%	MSCS	05/31/24	8,663	418,926	—	418,926
MSCI Daily EAFE Net Total Return Index(Q)	1 Day USOIS(Q)/ 5.330%	MSCS	11/29/24	31,443	1,523,635	—	1,523,635
MSCI Daily World Gross Consumer Staples Index(Q)	1 Day SOFR +10bps(Q)/ 5.480%	BARC	05/16/24	(2,613)	(99,474)	—	(99,474)

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Total return swap agreements outstanding at December 31, 2023 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
MSCI EMU Index(Q)	1 Day EuroSTR +17bps(Q)/ 4.052%	BNP	12/20/24	EUR 2,287	$3,374	$—	$3,374
MSCI EMU Index(Q)	1 Day EuroSTR +19bps(Q)/ 4.072%	BNP	12/20/24	EUR 2,302	(11,720)	—	(11,720)
MSCI Japan Index(Q)	1 Day TONAR +6bps(Q)/ 0.021%	JPM	12/20/24	JPY (360,838)	(34,338)	—	(34,338)
MSCI Japan Index(Q)	1 Day TONAR - 8bps(Q)/ (0.119)%	JPM	12/24/24	JPY (366,177)	(14,685)	—	(14,685)
MSCI World Tobacco Index(Q)	1 Day SOFR +25bps(Q)/ 5.630%	BARC	05/16/24	2,528	(4,856)	—	(4,856)
Total Return Benchmark Bond Index(T)	1 Day USOIS -45bps(T)/ 4.880%	GSI	03/20/24	(3,534)	(323,186)	—	(323,186)

					$3,540,712	$—	$3,540,712

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$18,538	$(1,151)	$6,562,514	$(2,596,871)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$—	$990,939
GS	4,751,228	339,788
JPS	—	2,676,591
MSC	139,874	32,312,817

Total	$4,891,102	$36,320,135

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds
Domestic Equity	$42,373,215	$—	$—
Fixed Income	196,735,264	—	—
International Equity	4,386,067	—	—
Common Stocks	531,136,598	331,070,902	—	**
Preferred Stocks	—	1,373,891	—
Unaffiliated Exchange-Traded Funds	166,731,467	—	—
Warrants	—	—	1,295
Asset-Backed Securities
Automobiles	—	28,938	—
Collateralized Loan Obligations	—	50,773,035	—
Consumer Loans	—	272,066	—
Home Equity Loans	—	193,819	—
Other	—	157,055	—
Commercial Mortgage-Backed Securities	—	904,016	—
Convertible Bond	—	406,131	—
Corporate Bonds	—	63,367,181	—
Floating Rate and Other Loans	—	1,572,086	—
Municipal Bonds	—	104,685	—
Residential Mortgage-Backed Securities	—	1,319,677	—
Sovereign Bonds	—	51,686,324	—
U.S. Government Agency Obligations	—	8,656,709	—
U.S. Treasury Obligations	—	233,471,672	—
Short-Term Investments
Affiliated Mutual Funds	548,979,368	—	—
Commercial Paper	—	1,944,851	—
Foreign Treasury Obligations	—	3,437,697	—
U.S. Treasury Obligations	—	149,668,524	—
Unaffiliated Funds	235,971,880	—	—
Options Purchased	460,033	8,335,108	—

Total	$1,726,773,892	$908,744,367	$1,295

Liabilities
Options Written	$(115,715)	$(39,523)	$—

Other Financial Instruments*
Assets
Financial Futures Contracts	$15,616,925	$—	$—
Commodity Futures Contracts	3,272,765	—	—
OTC Forward Foreign Currency Exchange Contracts	—	15,306,576	—
OTC Cross Currency Exchange Contracts	—	1,671	—
Centrally Cleared Credit Default Swap Agreements	—	24,646	—
OTC Credit Default Swap Agreements	—	10,523	—
OTC Inflation Swap Agreements	—	31,697	—
Centrally Cleared Interest Rate Swap Agreements	—	1,957,699	—
OTC Interest Rate Swap Agreements	—	448,258	—
OTC Total Return Swap Agreements	—	6,081,413	—

Total	$18,889,690	$23,862,483	$—

Liabilities
Forward Commitment Contracts	$—	$(1,137,864)	$—
Financial Futures Contracts	(3,303,898)	—	—
Commodity Futures Contracts	(5,854,053)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(19,604,193)	—
OTC Cross Currency Exchange Contracts	—	(8,070)	—
Centrally Cleared Credit Default Swap Agreements	—	(47,080)	—

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities (continued)
OTC Credit Default Swap Agreement	$—	$(557)	$—
OTC Inflation Swap Agreements	—	(47,603)	—
Centrally Cleared Interest Rate Swap Agreements	—	(1,153,672)	—
OTC Total Return Swap Agreements	—	(2,540,701)	—

Total	$(9,157,951)	$(24,539,740)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

**	Includes Level 3 investments with an aggregate value of $0.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Affiliated Mutual Funds (4.7% represents investments purchased with collateral from securities on loan)	31.5%
U.S. Treasury Obligations	15.2
Unaffiliated Funds	9.4
Unaffiliated Exchange-Traded Funds	6.6
Banks	2.4
Sovereign Bonds	2.0
Collateralized Loan Obligations	2.0
Pharmaceuticals	1.9
Semiconductors & Semiconductor Equipment	1.8
Software	1.7
Specialized REITs	1.7
Retail REITs	1.3
Industrial REITs	1.3
Residential REITs	1.1
Insurance	1.1
Oil, Gas & Consumable Fuels	1.0
Technology Hardware, Storage & Peripherals	1.0
Health Care REITs	0.9
Interactive Media & Services	0.8
Capital Markets	0.8
Automobiles	0.7
Metals & Mining	0.7
Broadline Retail	0.7
Machinery	0.7
Hotels, Restaurants & Leisure	0.6
Textiles, Apparel & Luxury Goods	0.6
Financial Services	0.6
Aerospace & Defense	0.6
Health Care Providers & Services	0.5
Office REITs	0.5
Electric Utilities	0.5
Food Products	0.5
Health Care Equipment & Supplies	0.4
Chemicals	0.4
Consumer Staples Distribution & Retail	0.4
Specialty Retail	0.4
Electrical Equipment	0.4
Biotechnology	0.4
IT Services	0.4
Options Purchased	0.3
U.S. Government Agency Obligations	0.3

Industrial Conglomerates	0.3%
Beverages	0.3
Personal Care Products	0.3
Diversified Telecommunication Services	0.3
Real Estate Management & Development	0.3
Professional Services	0.3
Entertainment	0.3
Diversified REITs	0.3
Household Products	0.3
Multi-Utilities	0.3
Hotel & Resort REITs	0.3
Media	0.3
Trading Companies & Distributors	0.2
Electronic Equipment, Instruments & Components	0.2
Household Durables	0.2
Ground Transportation	0.2
Oil & Gas	0.2
Construction Materials	0.2
Tobacco	0.2
Electric	0.2
Building Products	0.2
Construction & Engineering	0.2
Pipelines	0.2
Life Sciences Tools & Services	0.2
Diversified Financial Services	0.2
Foreign Treasury Obligations	0.1
Healthcare-Services	0.1
Communications Equipment	0.1
Multi-National	0.1
Air Freight & Logistics	0.1
Automobile Components	0.1
Commercial Services & Supplies	0.1
Wireless Telecommunication Services	0.1
Passenger Airlines	0.1
Foods	0.1
Consumer Finance	0.1
Commercial Paper	0.1
Real Estate	0.1
Energy Equipment & Services	0.1
Commercial Services	0.1
Retail	0.1
Telecommunications	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Industry Classification (continued):

Auto Manufacturers	0.1%
Residential Mortgage-Backed Securities	0.1
Transportation Infrastructure	0.1
Independent Power & Renewable Electricity Producers	0.1
Real Estate Investment Trusts (REITs)	0.1
Leisure Products	0.0	*
Gas Utilities	0.0	*
Commercial Mortgage-Backed Securities	0.0	*
Agriculture	0.0	*
Building Materials	0.0	*
Containers & Packaging	0.0	*
Leisure Time	0.0	*
Auto Parts & Equipment	0.0	*
Marine Transportation	0.0	*
Gas	0.0	*
Lodging	0.0	*
Water Utilities	0.0	*
Home Builders	0.0	*
Electrical Components & Equipment	0.0	*
Mining	0.0	*
Computers	0.0	*
Semiconductors	0.0	*
Distributors	0.0	*
Airlines	0.0	*
Internet	0.0	*
Transportation	0.0	*

Electronics	0.0	*%
Distribution/Wholesale	0.0	*
Healthcare-Products	0.0	*
Paper & Forest Products	0.0	*
Consumer Loans	0.0	*
Environmental Control	0.0	*
Health Care Technology	0.0	*
Home Equity Loans	0.0	*
Engineering & Construction	0.0	*
Machinery-Diversified	0.0	*
Packaging & Containers	0.0	*
Other	0.0	*
Diversified Consumer Services	0.0	*
Municipal Bonds	0.0	*
Investment Companies	0.0	*
Trucking & Leasing	0.0	*
Office/Business Equipment	0.0	*
Water	0.0	*
Hand/Machine Tools	0.0	*

	104.5
Options Written	(0.0	)*
Liabilities in excess of other assets	(4.5)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Due from/to broker-variation margin futures	$3,272,765	*	Due from/to broker-variation margin futures	$5,854,053	*
Commodity contracts	—	—		Unrealized depreciation on OTC swap agreements	18,749
Credit contracts	Due from/to broker-variation margin swaps	24,646	*	Due from/to broker-variation margin swaps	47,080	*
Credit contracts	Premiums paid for OTC swap agreements	18,538		Premiums received for OTC swap agreements	1,151
Credit contracts	Unrealized appreciation on OTC swap agreements	1,146		Unrealized depreciation on OTC swap agreements	8,567
Equity contracts	Due from/to broker-variation margin futures	5,900,604	*	Due from/to broker-variation margin futures	1,970	*
Equity contracts	Unaffiliated investments	8,327,303		—	—
Equity contracts	Unrealized appreciation on OTC swap agreements	6,081,413		Unrealized depreciation on OTC swap agreements	2,198,766
Foreign exchange contracts	Due from/to broker-variation margin futures	5,934	*	Due from/to broker-variation margin futures	225,048	*
Foreign exchange contracts	Unaffiliated investments	16,430		Options written outstanding, at value	41,586

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	$1,671		Unrealized depreciation on OTC cross currency exchange contracts	$8,070
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	15,306,576		Unrealized depreciation on OTC forward foreign currency exchange contracts	19,604,193
Interest rate contracts	Due from/to broker-variation margin futures	9,710,387	*	Due from/to broker-variation margin futures	3,076,880	*
Interest rate contracts	Due from/to broker-variation margin swaps	1,957,699	*	Due from/to broker-variation margin swaps	1,153,672	*
Interest rate contracts	Unaffiliated investments	451,408		Options written outstanding, at value	113,652
Interest rate contracts	Unrealized appreciation on OTC swap agreements	479,955		Unrealized depreciation on OTC swap agreements	370,789

		$51,556,475			$32,724,226

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Commodity contracts	$ —	$—	$(10,503,571)	$—	$(5,521,065)
Credit contracts	(152,063)	145,621	—	—	(157,373)
Equity contracts	824,198	—	15,060,536	—	(2,087,038)
Foreign exchange contracts	(278,790)	830,039	(65,834)	(15,354,785)	—
Interest rate contracts	(7,742,260)	9,116,717	(12,316,353)	—	(3,623,084)

Total	$(7,348,915)	$10,092,377	$(7,825,222)	$(15,354,785)	$(11,388,560)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Commodity contracts	$ —	$—	$(8,683,261)	$—	$153,144
Credit contracts.	45,889	(33,977)	—	—	6,403
Equity contracts	3,286,809	—	9,144,743	—	7,295,873
Foreign exchange contracts	(46,543)	106,358	168,444	(2,452,553)	—
Interest rate contracts	899,996	(1,111,243)	8,988,686	—	2,885,079

Total	$4,186,151	$(1,038,862)	$9,618,612	$(2,452,553)	$10,340,499

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 7,314,644
Options Written (2)	25,171,477
Futures Contracts - Long Positions (2)	672,000,569
Futures Contracts - Short Positions (2)	365,260,026
Forward Foreign Currency Exchange Contracts - Purchased (3)	615,797,813
Forward Foreign Currency Exchange Contracts - Sold (3)	669,051,954
Cross Currency Exchange Contracts (4)	1,670,645
Interest Rate Swap Agreements (2)	198,233,613
Credit Default Swap Agreements - Buy Protection (2)	7,275,048
Credit Default Swap Agreements - Sell Protection (2)	8,615,377
Total Return Swap Agreements (2)	194,613,961
Inflation Swap Agreements (2)	6,216,820

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$117,206,048	$(117,206,048)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
ANZ(8)	$609	$—	$609	$—	$609
BARC(4)	7,991,750	(7,868,031)	123,719	—	123,719
BARC(5)	5,530	(112,636)	(107,106)	40,000	(67,106)
BARC(7)	21,131	(22,047)	(916)	—	(916)
BARC(8)	47,319	(38,602)	8,717	—	8,717
BNP(3)	442,552	(56,810)	385,742	(138,727)	247,015
BNP(5)	151,860	(329,747)	(177,887)	177,887	—
BNP(7)	17,325	(227,318)	(209,993)	73,898	(136,095)
BNP(8)	48,018	(93,748)	(45,730)	—	(45,730)
BNYM(7)	2,389	(8,519)	(6,130)	—	(6,130)
BOA(3)	113,039	(2,902)	110,137	(67,118)	43,019
BOA(5)	551	(205)	346	—	346
BOA(7)	11,058	(11,408)	(350)	—	(350)
BOA(8)	21,767	(23,275)	(1,508)	—	(1,508)
CA(8)	6,727	(1,561)	5,166	—	5,166
CBA(8)	16,179	(13,211)	2,968	—	2,968
CITI(3)	44,174	(44,846)	(672)	—	(672)
CITI(5)	130	—	130	—	130
CITI(7)	30,138	(17,711)	12,427	—	12,427
CITI(8)	71,593	(97,666)	(26,073)	—	(26,073)
CWMC(8)	43,054	(90,126)	(47,072)	—	(47,072)
DB(7)	51,544	(14,641)	36,903	—	36,903

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
DB(8)	$61,675	$(116,692)	$(55,017)	$—	$(55,017)
GSB(3)	1,088	(117,212)	(116,124)	—	(116,124)
GSI(3)	5,985	(10,284)	(4,299)	—	(4,299)
GSI(5)	24,997	(91,681)	(66,684)	66,684	—
GSI(7)	30,256	(417,214)	(386,958)	386,958	—
GSI(8)	46,800	(44,882)	1,918	—	1,918
HSBC(7)	70,469	(104,618)	(34,149)	34,149	—
HSBC(8)	—	(45,601)	(45,601)	—	(45,601)
JPM(3)	235,619	(78,866)	156,753	(115,832)	40,921
JPM(5)	1,535,746	(1,895,520)	(359,774)	359,774	—
JPM(7)	43,262	(68,146)	(24,884)	—	(24,884)
JPM(8)	64,233	(103,675)	(39,442)	—	(39,442)
ML(6)	2,493,881	(18,749)	2,475,132	—	2,475,132
MSCS(3)	258,093	(33,959)	224,134	—	224,134
MSCS(4)	5,679,839	(9,196,841)	(3,517,002)	3,370,000	(147,002)
MSCS(6)	1,942,561	—	1,942,561	(1,942,561)	—
MSI(7)	23,743	(141,850)	(118,107)	118,107	—
MSI(8)	90,374	(142,416)	(52,042)	—	(52,042)
RBC(8)	20,104	(44,058)	(23,954)	—	(23,954)
SCB(5)	857	—	857	—	857
SCB(8)	5,591	(2,987)	2,604	(2,604)	—
SG(8)	385	—	385	—	385
SSB(7)	18,782	(254,414)	(235,632)	224,010	(11,622)
SSB(8)	22,353	(85,362)	(63,009)	—	(63,009)
TD(7)	10,738	(22,975)	(12,237)	—	(12,237)
TD(8)	3,253	(5,370)	(2,117)	—	(2,117)
UAG(5)	23,445	(63,712)	(40,267)	40,267	—
UAG(7)	2,087	(15,131)	(13,044)	—	(13,044)
UAG(8)	41,483	(52,583)	(11,100)	—	(11,100)
WBC(8)	968	—	968	—	968

	$21,897,104	$(22,249,808)	$(352,704)	$2,624,892	$2,272,188

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.
(3)	Western Asset Management
(4)	Systematica Investments
(5)	Morgan Stanley
(6)	PGIM Quant Solutions
(7)	PGIM Fixed Income
(8)	Wellington Management Company, LLP

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $117,206,048:
Unaffiliated investments (cost $1,769,276,916)	$1,843,045,640
Affiliated investments (cost $778,004,515)	792,473,914
Cash segregated for counterparty — OTC	5,042,692
Foreign currency, at value (cost $1,557,867)	1,583,593
Cash	8,271
Unrealized appreciation on OTC forward foreign currency exchange contracts	15,306,576
Receivable for investments sold	7,840,378
Unrealized appreciation on OTC swap agreements	6,562,514
Dividends and interest receivable	6,149,830
Deposit with broker for centrally cleared/exchange-traded derivatives	4,891,102
Tax reclaim receivable	1,397,009
Due from broker-variation margin futures	133,381
Due from broker-variation margin swaps	110,696
Receivable for Portfolio shares sold	38,703
Premiums paid for OTC swap agreements	18,538
Receivable from affiliate	8,324
Unrealized appreciation on OTC cross currency exchange contracts	1,671
Prepaid expenses and other assets	102,552

Total Assets	2,684,715,384

LIABILITIES
Payable to broker for collateral for securities on loan	119,752,590
Unrealized depreciation on OTC forward foreign currency exchange contracts	19,604,193
Payable for investments purchased	14,299,475
Unrealized depreciation on OTC swap agreements	2,596,871
Due to broker-variation margin futures	1,750,470
Forward commitment contracts, at value
(proceeds receivable $1,117,600)	1,137,864
Accrued expenses and other liabilities	1,001,813
Management fee payable	865,549
Payable for Portfolio shares purchased	668,703
Payable to affiliate	561,319
Options written outstanding, at value (premiums received $183,863)	155,238
Distribution fee payable	101,870
Unrealized depreciation on OTC cross currency exchange contracts	8,070
Trustees’ fees payable	1,610
Premiums received for OTC swap agreements	1,151
Due to broker-variation margin swaps	857
Affiliated transfer agent fee payable	707

Total Liabilities	162,508,350

NET ASSETS	$2,522,207,034

Net assets were comprised of:
Partners’ Equity	$2,522,207,034

Net asset value and redemption price per share, $2,522,207,034 / 139,950,245 outstanding shares of beneficial interest	$18.02

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,506,111 foreign withholding tax, of which $191,095 is reimbursable by an affiliate)	$38,261,093
Interest income (net of $32,224 foreign withholding tax)	28,535,766
Affiliated dividend income	17,504,226
Income from securities lending, net (including affiliated income of $335,384)	353,183

Total income	84,654,268

EXPENSES
Management fee	20,385,745
Distribution fee	6,158,384
Custodian and accounting fees	532,357
Audit fee	106,000
Professional fees	70,245
Trustees’ fees	48,860
Shareholders’ reports	24,057
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,849
Miscellaneous	100,981

Total expenses	27,435,478
Less: Fee waiver and/or expense reimbursement	(919,061)
Distribution fee waiver	(155,863)

Net expenses	26,360,554

NET INVESTMENT INCOME (LOSS)	58,293,714

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $1,295,896) (net of foreign capital gains taxes $(4,765))	(38,857,356)
Futures transactions	(7,825,222)
Forward and cross currency contract transactions	(15,354,785)
Options written transactions	10,092,377
Swap agreements transactions	(11,388,560)
Foreign currency transactions	(3,798,373)

(67,131,919)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $17,053,086)	222,261,265
Futures	9,618,612
Forward and cross currency contracts	(2,452,553)
Options written	(1,038,862)
Swap agreements	10,340,499
Foreign currencies	(535,203)

238,193,758

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	171,061,839

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$229,355,553

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$58,293,714	$45,186,101
Net realized gain (loss) on investment and foreign currency transactions	(67,131,919)	(278,935,529)
Net capital gain distributions received	—	23,127
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	238,193,758	(324,253,736)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	229,355,553	(557,980,037)
PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [43,166,077 and 47,430,457 shares, respectively]	740,046,256	787,332,432
Portfolio shares purchased [55,367,945 and 129,429,996 shares, respectively]	(934,801,853)	(2,165,016,301)
NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(194,755,597)	(1,377,683,869)
TOTAL INCREASE (DECREASE)	34,599,956	(1,935,663,906)
NET ASSETS:
Beginning of year	2,487,607,078	4,423,270,984

End of year	$2,522,207,034	$2,487,607,078

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021		2020		2019
Per Share Operating Performance(a) :
Net Asset Value, beginning of year	$16.35	$18.89	$16.80		$16.12		$13.89

Income (Loss) From Investment Operations:
Net investment income (loss)	0.40	0.24	0.07		0.01		0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions.	1.27	(2.78)	2.02		0.67		2.14

Total from investment operations.	1.67	(2.54)	2.09		0.68		2.23

Capital Contributions	—	—	—		—		—	(b)(c)(d)

Net Asset Value, end of year	$18.02	$16.35	$18.89		$16.80		$16.12

Total Return(e)	10.21%	(13.45)%	12.44%		4.22%		16.05	%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,522	$2,488	$4,423		$4,431		$4,662
Average net assets (in millions)	$2,463	$3,246	$4,490		$3,925		$4,509
Ratios to average net assets(g) :
Expenses after waivers and/or expense reimbursement	1.07%	1.06%	0.94	%(h)	0.82	%(h)	0.81	%(h)
Expenses before waivers and/or expense reimbursement	1.11%	1.11%	0.99	%(h)	0.83	%(h)	0.82	%(h)
Net investment income (loss)	2.37%	1.39%	0.39%		0.08%		0.60%
Portfolio turnover rate(i)(j)	103%	96%	257%		452%		243%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.02%, 0.04% and 0.04% for the years ended December 31, 2021, 2020 and 2019, respectively.
(i)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 82.0%
AFFILIATED MUTUAL FUNDS — 20.5%
Domestic Equity — 11.7%
AST ClearBridge Dividend Growth
Portfolio*	2,654,322	$81,779,662
AST Large-Cap Growth Portfolio*	9,619,911	697,347,379
AST Large-Cap Value Portfolio*	6,393,045	305,843,259
AST Small-Cap Growth Portfolio*	2,418,659	168,798,246
AST Small-Cap Value Portfolio*	4,759,641	180,342,816
AST T. Rowe Price Natural Resources Portfolio*	647,628	18,981,965

		1,453,093,327

Fixed Income — 8.7%
AST High Yield Portfolio*	290,097	3,524,681
AST PGIM Fixed Income Central Portfolio*	100,277,992	1,069,966,173

		1,073,490,854

International Equity — 0.1%
AST Emerging Markets Equity Portfolio*	995,144	8,986,153

TOTAL AFFILIATED MUTUAL FUNDS (cost $2,238,911,115)(wa)		2,535,570,334

COMMON STOCKS — 50.4%
Aerospace & Defense — 1.0%
Airbus SE (France)	41,793	6,456,533
Airbus SE (France), ADR	33,622	1,296,800
Axon Enterprise, Inc.*(a)	12,100	3,125,793
BAE Systems PLC (United Kingdom)	374,761	5,304,440
Boeing Co. (The)*	78,918	20,570,766
Curtiss-Wright Corp.	9,000	2,005,110
Dassault Aviation SA (France)	7,192	1,424,952
General Dynamics Corp.	19,412	5,040,714
Howmet Aerospace, Inc.	190,485	10,309,048
Huntington Ingalls Industries, Inc.	9,222	2,394,400
Kongsberg Gruppen ASA (Norway)	23,508	1,076,219
L3Harris Technologies, Inc.	5,072	1,068,265
Lockheed Martin Corp.	7,562	3,427,401
Melrose Industries PLC (United Kingdom)	358,114	2,588,586
MTU Aero Engines AG (Germany)	9,215	1,985,332
Northrop Grumman Corp.	40,787	19,094,026
Rheinmetall AG (Germany)	6,830	2,166,041
Rolls-Royce Holdings PLC (United Kingdom)*	1,373,171	5,237,782
RTX Corp.(a)	95,620	8,045,467
Saab AB (Sweden) (Class B Stock)	16,588	999,654
Safran SA (France)	41,152	7,255,526
Singapore Technologies Engineering Ltd. (Singapore)	199,200	586,585
Textron, Inc.	100,913	8,115,423
Thales SA (France)	6,561	971,506
TransDigm Group, Inc.	1,491	1,508,296
Woodward, Inc.	9,000	1,225,170

		123,279,835

Air Freight & Logistics — 0.2%
C.H. Robinson Worldwide, Inc	3,162	273,165

	Shares	Value

COMMON STOCKS (continued)
Air Freight & Logistics (cont’d.)
Deutsche Post AG (Germany)	63,431	$3,139,585
DSV A/S (Denmark)	3,300	579,832
Expeditors International of Washington, Inc.	3,984	506,765
FedEx Corp.	50,813	12,854,165
Sankyu, Inc. (Japan)	20,200	740,409
United Parcel Service, Inc. (Class B Stock)	44,806	7,044,847
Yamato Holdings Co. Ltd. (Japan)	70,300	1,297,280

		26,436,048

Automobile Components — 0.1%
Aptiv PLC*	18,047	1,619,177
BorgWarner, Inc.(a)	6,419	230,121
Bridgestone Corp. (Japan)	37,000	1,528,151
Cie Generale des Etablissements
Michelin SCA (France)	83,559	3,001,987
Denso Corp. (Japan)	203,300	3,052,010
Mobileye Global, Inc. (Israel) (Class A Stock)*(a)	29,779	1,290,026
Sumitomo Electric Industries Ltd. (Japan)	157,500	1,998,453

		12,719,925

Automobiles — 1.1%
Bayerische Motoren Werke AG (Germany)	29,501	3,282,625
BYD Co. Ltd. (China) (Class H Stock)	67,916	1,873,438
Ferrari NV (Italy)	22,233	7,506,011
Ford Motor Co.	900,507	10,977,180
General Motors Co.(a)	368,256	13,227,756
Honda Motor Co. Ltd. (Japan)	416,500	4,296,288
Isuzu Motors Ltd. (Japan)	48,000	615,345
Kia Corp. (South Korea)	7,616	588,971
Mahindra & Mahindra Ltd. (India)	112,815	2,343,008
Mazda Motor Corp. (Japan)	330,000	3,527,399
Mercedes-Benz Group AG (Germany)	41,829	2,886,111
Stellantis NV	263,040	6,163,198
Subaru Corp. (Japan)	213,100	3,886,819
Suzuki Motor Corp. (Japan)	28,500	1,214,572
Tesla, Inc.*	238,378	59,232,166
Toyota Motor Corp. (Japan)	749,600	13,735,460
Volkswagen AG (Germany)	2,405	314,706

		135,671,053

Banks — 2.6%
ABN AMRO Bank NV (Netherlands), 144A, CVA	149,448	2,247,472
ANZ Group Holdings Ltd. (Australia)	149,462	2,640,699
Banco Bilbao Vizcaya Argentaria SA (Spain)	674,098	6,143,905
Banco BPM SpA (Italy)	64,320	340,828
Banco Santander SA (Spain)	1,188,255	4,970,096
Bangkok Bank PCL (Thailand)	157,500	721,503
Bank Central Asia Tbk PT (Indonesia)	3,987,374	2,435,088
Bank Mandiri Persero Tbk PT (Indonesia)	2,922,127	1,147,921
Bank of America Corp.	1,256,679	42,312,382

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Banks (cont’d.)
Bank of China Ltd. (China) (Class H Stock)	948,000	$360,223
Bank of Ireland Group PLC (Ireland)	75,998	689,944
Barclays PLC (United Kingdom)	863,412	1,690,619
BNP Paribas SA (France)	75,869	5,268,776
BOC Hong Kong Holdings Ltd. (China)	746,000	2,026,529
CaixaBank SA (Spain)	544,130	2,240,912
China Construction Bank Corp. (China) (Class H Stock)	1,847,000	1,098,689
Citigroup, Inc.	204,170	10,502,505
Citizens Financial Group, Inc.	13,310	441,093
Comerica, Inc.	3,613	201,642
Commerzbank AG (Germany)	111,715	1,327,822
Commonwealth Bank of Australia (Australia)	109,272	8,328,388
Credicorp Ltd. (Peru)	7,109	1,065,852
Credit Agricole SA (France)	177,924	2,529,484
Danske Bank A/S (Denmark)	81,881	2,188,785
DBS Group Holdings Ltd. (Singapore)	248,200	6,276,688
DNB Bank ASA (Norway)	66,513	1,414,149
East West Bancorp, Inc.	4,472	321,760
Emirates NBD Bank PJSC (United Arab Emirates)	79,984	376,653
Erste Group Bank AG (Austria)	68,885	2,790,182
Fifth Third Bancorp	18,629	642,514
Hana Financial Group, Inc. (South Korea)	15,110	506,859
HDFC Bank Ltd. (India)	14,079	288,282
HDFC Bank Ltd. (India), ADR	36,377	2,441,261
HSBC Holdings PLC (United Kingdom)	1,592,305	12,881,692
Huntington Bancshares, Inc.	276,882	3,521,939
ING Groep NV (Netherlands)	396,480	5,945,038
Intesa Sanpaolo SpA (Italy)	1,926,744	5,638,414
JPMorgan Chase & Co.	299,258	50,903,786
KB Financial Group, Inc. (South Korea)	15,686	654,448
KeyCorp.	25,596	368,582
Lloyds Banking Group PLC (United Kingdom)	2,613,519	1,585,196
M&T Bank Corp.	4,617	632,898
Mediobanca Banca di Credito Finanziario SpA (Italy)	50,882	630,518
Mitsubishi UFJ Financial Group, Inc. (Japan)	1,024,600	8,793,257
Mizuho Financial Group, Inc. (Japan)	137,200	2,340,332
National Australia Bank Ltd. (Australia)	264,349	5,525,130
NatWest Group PLC (United Kingdom)	621,179	1,730,235
Nedbank Group Ltd. (South Africa)	47,566	561,497
Nordea Bank Abp (Finland)	123,741	1,536,226
NU Holdings Ltd. (Brazil) (Class A Stock)*	503,830	4,196,904
OTP Bank Nyrt (Hungary)	7,141	325,289
Oversea-Chinese Banking Corp. Ltd.
(Singapore)	365,400	3,595,321
Pinnacle Financial Partners, Inc.	3,710	323,586
PNC Financial Services Group, Inc. (The)	57,363	8,882,661
Popular, Inc. (Puerto Rico)	10,200	837,114
Regions Financial Corp.	25,665	497,388

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Sberbank of Russia PJSC (Russia)^	306,596	$—
Skandinaviska Enskilda Banken AB
(Sweden) (Class A Stock)	168,353	2,323,390
Sumitomo Mitsui Financial Group, Inc. (Japan)	52,800	2,569,240
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	57,600	1,103,148
Svenska Handelsbanken AB (Sweden) (Class A Stock)	223,135	2,424,906
Swedbank AB (Sweden) (Class A Stock)	60,288	1,218,882
Tisco Financial Group PCL (Thailand)	159,600	466,267
Truist Financial Corp.	382,481	14,121,199
U.S. Bancorp	220,695	9,551,680
UniCredit SpA (Italy)	258,870	7,048,950
United Overseas Bank Ltd. (Singapore).	61,600	1,329,526
Wells Fargo & Co.	750,099	36,919,873
Western Alliance Bancorp	66,500	4,375,035
Westpac Banking Corp. (Australia)	165,558	2,583,116
Zions Bancorp NA	4,044	177,410

		326,099,578

Beverages — 0.7%
Ambev SA (Brazil)	91,600	257,434
Anheuser-Busch InBev SA/NV (Belgium)	16,294	1,051,747
Brown-Forman Corp. (Class B Stock)	4,937	281,903
Carlsberg A/S (Denmark) (Class B Stock)	12,153	1,525,009
Coca-Cola Co. (The)	636,050	37,482,426
Coca-Cola Europacific Partners PLC (United Kingdom)	16,400	1,094,536
Coca-Cola HBC AG (Italy)*	54,346	1,595,759
Constellation Brands, Inc. (Class A Stock)	4,497	1,087,150
Diageo PLC (United Kingdom)	112,439	4,080,993
Keurig Dr. Pepper, Inc.	26,568	885,246
Kirin Holdings Co. Ltd. (Japan)	88,000	1,288,331
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	3,009	729,019
Molson Coors Beverage Co. (Class B Stock)	35,479	2,171,670
Monster Beverage Corp.*	20,266	1,167,524
PepsiCo, Inc.	157,302	26,716,172
Pernod Ricard SA (France)	9,726	1,718,796
Treasury Wine Estates Ltd. (Australia)	98,609	725,516

		83,859,231

Biotechnology — 1.0%
AbbVie, Inc.	331,677	51,399,985
Amgen, Inc.	59,176	17,043,872
Argenx SE (Netherlands)*	500	190,184
Biogen, Inc.*	25,022	6,474,943
CSL Ltd.	27,843	5,427,968
Exact Sciences Corp.*	31,657	2,341,985
Exelixis, Inc.*	136,900	3,284,231
Genmab A/S (Denmark)*	5,387	1,717,661
Gilead Sciences, Inc.	83,232	6,742,624

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (cont’d.)
Incyte Corp.*	5,038	$316,336
Moderna, Inc.*	9,001	895,150
Neurocrine Biosciences, Inc.*	60,800	8,011,008
Regeneron Pharmaceuticals, Inc.*	9,946	8,735,472
Swedish Orphan Biovitrum AB (Sweden)*	15,360	407,737
United Therapeutics Corp.*	19,000	4,177,910
Vertex Pharmaceuticals, Inc.*	14,169	5,765,225

		122,932,291

Broadline Retail — 1.5%
Alibaba Group Holding Ltd. (China)	147,600	1,421,763
Alibaba Group Holding Ltd. (China), ADR	25,660	1,988,907
Amazon.com, Inc.*	1,010,673	153,561,656
B&M European Value Retail SA (United Kingdom)	150,159	1,070,702
Coupang, Inc. (South Korea)*	143,900	2,329,741
Dollarama, Inc. (Canada)	6,804	490,332
eBay, Inc.	14,517	633,231
Etsy, Inc.*	3,363	272,571
MercadoLibre, Inc. (Brazil)*	4,648	7,304,518
Next PLC (United Kingdom)	29,439	3,043,252
Ollie’s Bargain Outlet Holdings, Inc.*	6,274	476,134
Pan Pacific International Holdings Corp. (Japan)	98,000	2,332,838
PDD Holdings, Inc. (China), ADR*	3,263	477,409
Prosus NV (China)*	124,022	3,691,429
Vipshop Holdings Ltd. (China), ADR*	24,309	431,728
Wesfarmers Ltd. (Australia)	9,915	385,584

		179,911,795

Building Products — 0.3%
A.O. Smith Corp.	3,375	278,235
AGC, Inc. (Japan)	13,800	511,489
Allegion PLC(a)	2,468	312,671
Armstrong World Industries, Inc.	60,700	5,968,024
Assa Abloy AB (Sweden) (Class B Stock)	91,492	2,636,725
AZEK Co., Inc. (The)*	189,320	7,241,490
Builders FirstSource, Inc.*	2,700	450,738
Carrier Global Corp.(a)	22,886	1,314,801
Cie de Saint-Gobain SA (France)	61,781	4,556,182
Daikin Industries Ltd. (Japan)	2,600	421,772
Johnson Controls International PLC	54,424	3,136,999
Lixil Corp. (Japan)	20,900	260,514
Masco Corp.	6,157	412,396
Owens Corning	46,900	6,951,987
ROCKWOOL A/S (Denmark) (Class B Stock)	2,480	725,580
Trane Technologies PLC	21,312	5,197,997

		40,377,600

Capital Markets — 1.6%
3i Group PLC (United Kingdom)	167,675	5,160,956
Ameriprise Financial, Inc.	20,817	7,906,921
Amundi SA (France), 144A	4,133	281,910
B3 SA - Brasil Bolsa Balcao (Brazil)	392,224	1,173,523

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (cont’d.)
Bank of New York Mellon Corp. (The)	193,577	$10,075,683
BlackRock, Inc.	9,211	7,477,490
Blackstone, Inc.(a)	32,803	4,294,569
Brookfield Corp. (Canada)	14,922	598,547
Cboe Global Markets, Inc.	2,919	521,217
Charles Schwab Corp. (The)	96,549	6,642,571
CME Group, Inc.	22,817	4,805,260
Daiwa Securities Group, Inc. (Japan)	227,500	1,527,021
Deutsche Bank AG (Germany)	312,499	4,265,953
Deutsche Boerse AG (Germany)	14,202	2,924,686
FactSet Research Systems, Inc.	1,110	529,526
Franklin Resources, Inc.	7,739	230,545
Goldman Sachs Group, Inc. (The)	21,013	8,106,185
Hargreaves Lansdown PLC (United Kingdom)	57,373	536,206
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	93,064	3,192,119
IG Group Holdings PLC (United Kingdom)	76,853	749,048
Intercontinental Exchange, Inc.	33,035	4,242,685
Invesco Ltd.	351,450	6,269,868
Julius Baer Group Ltd. (Switzerland)	19,723	1,106,422
KKR & Co., Inc.	131,761	10,916,399
London Stock Exchange Group PLC (United Kingdom)	5,075	599,924
Macquarie Group Ltd. (Australia)	21,546	2,697,167
MarketAxess Holdings, Inc.	1,000	292,850
Moody’s Corp.	9,526	3,720,475
Morgan Stanley	298,510	27,836,057
MSCI, Inc.	19,760	11,177,244
Nasdaq, Inc.	51,594	2,999,675
Northern Trust Corp.(a)	5,627	474,806
Partners Group Holding AG (Switzerland)	2,280	3,296,769
Raymond James Financial, Inc.(a)	5,076	565,974
S&P Global, Inc.(a)	50,597	22,288,990
Singapore Exchange Ltd. (Singapore)	324,800	2,416,314
State Street Corp.	95,290	7,381,163
T. Rowe Price Group, Inc.	6,065	653,140
Tradeweb Markets, Inc. (Class A Stock).	66,000	5,998,080
UBS Group AG (Switzerland)	286,143	8,888,055
Virtu Financial, Inc. (Class A Stock)	358,800	7,269,288

		202,091,281

Chemicals — 0.9%
Air Liquide SA (France)	25,262	4,918,396
Air Products & Chemicals, Inc.	22,315	6,109,847
Akzo Nobel NV (Netherlands)	13,030	1,078,973
Albemarle Corp.(a)	3,234	467,248
Arkema SA (France)	5,200	592,373
BASF SE (Germany)	9,100	490,008
Celanese Corp.(a)	2,683	416,858
CF Industries Holdings, Inc.	5,380	427,710
Corteva, Inc.	19,346	927,060
Dow, Inc.	19,204	1,053,147
DuPont de Nemours, Inc.	27,462	2,112,652
Eastman Chemical Co.	22,274	2,000,651
Ecolab, Inc.	35,131	6,968,234

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Chemicals (cont’d.)
FMC Corp.	3,355	$211,533
Givaudan SA (Switzerland)	66	273,683
ICL Group Ltd. (Israel)	160,810	808,497
International Flavors & Fragrances, Inc.(a)	6,935	561,527
Linde PLC	69,419	28,511,078
LyondellBasell Industries NV (Class A Stock)	93,548	8,894,544
Mitsubishi Chemical Group Corp. (Japan)	94,400	577,078
Mosaic Co. (The)	9,084	324,571
Nippon Paint Holdings Co. Ltd. (Japan) .	32,200	259,736
Nippon Sanso Holdings Corp. (Japan)	31,500	841,133
Nitto Denko Corp. (Japan)	31,100	2,320,844
Nutrien Ltd. (Canada)	15,710	885,062
OCI NV (Netherlands)	8,760	253,877
Orica Ltd. (Australia)	33,432	363,414
PPG Industries, Inc.	110,353	16,503,291
Sherwin-Williams Co. (The)	33,394	10,415,589
Shin-Etsu Chemical Co. Ltd. (Japan)	104,800	4,383,068
Sika AG (Switzerland)	2,125	692,912
Solvay SA (Belgium)	28,029	859,059
Syensqo SA (Belgium)*	6,399	665,869
UPL Ltd. (India)	50,353	355,127
Yara International ASA (Brazil)	31,875	1,132,411

		107,657,060

Commercial Services & Supplies — 0.2%
Brambles Ltd. (Australia)	476,427	4,415,949
Cintas Corp.	2,361	1,422,880
Copart, Inc.*	166,138	8,140,762
Republic Services, Inc.	48,425	7,985,767
Rollins, Inc.	7,681	335,429
Serco Group PLC (United Kingdom)	286,973	591,289
TOPPAN Holdings, Inc. (Japan)	37,000	1,030,436
Veralto Corp.	5,942	488,789
Waste Management, Inc.(a)	10,002	1,791,358

		26,202,659

Communications Equipment — 0.3%
Arista Networks, Inc.*	50,511	11,895,846
Cisco Systems, Inc.	586,549	29,632,455
F5, Inc.*	1,576	282,072
Juniper Networks, Inc.	8,795	259,277
Motorola Solutions, Inc.	4,491	1,406,087

		43,475,737

Construction & Engineering — 0.2%
ACS Actividades de Construccion y Servicios SA (Spain)	43,891	1,949,412
Eiffage SA (France)	28,625	3,072,912
EMCOR Group, Inc.	11,600	2,498,988
Kajima Corp. (Japan)	28,000	466,877
Quanta Services, Inc.(a)	9,210	1,987,518
Stantec, Inc. (Canada)	10,720	860,642
Taisei Corp. (Japan)	44,400	1,516,166
Vinci SA (France)	58,836	7,404,232

	Shares	Value
COMMON STOCKS (continued)
Construction & Engineering (cont’d.)
WillScot Mobile Mini Holdings Corp.*	26,896	$1,196,872

		20,953,619

Construction Materials — 0.3%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	126,500	292,108
Cemex SAB de CV (Mexico), UTS*	554,214	431,139
CRH PLC	42,105	2,897,635
Heidelberg Materials AG (Germany)	39,592	3,539,057
Holcim AG*	58,432	4,589,333
James Hardie Industries PLC, CDI*	81,649	3,148,052
Martin Marietta Materials, Inc.	7,896	3,939,393
Vulcan Materials Co.	58,491	13,278,042

		32,114,759

Consumer Finance — 0.2%
American Express Co.	121,132	22,692,869
Capital One Financial Corp.	28,131	3,688,537
Discover Financial Services	6,799	764,207
Synchrony Financial	56,000	2,138,640

		29,284,253

Consumer Staples Distribution & Retail — 0.8%
Carrefour SA (France)	114,779	2,102,137
Coles Group Ltd. (Australia)	129,698	1,424,740
Costco Wholesale Corp.	39,955	26,373,496
Dollar General Corp.	5,963	810,670
Dollar Tree, Inc.*	5,625	799,031
Kesko OYJ (Finland) (Class B Stock)	26,917	533,595
Koninklijke Ahold Delhaize NV (Netherlands)	119,589	3,440,749
Kroger Co. (The)	37,512	1,714,674
Loblaw Cos. Ltd. (Canada)	7,044	681,940
MatsukiyoCocokara & Co. (Japan)	14,300	252,737
Performance Food Group Co.*	16,735	1,157,225
Seven & i Holdings Co. Ltd. (Japan)	6,600	261,027
Sugi Holdings Co. Ltd. (Japan)	13,400	615,147
Sumber Alfaria Trijaya Tbk PT (Indonesia)	2,301,570	437,971
Sysco Corp.	91,119	6,663,532
Target Corp.	99,767	14,208,816
Tesco PLC (United Kingdom)	1,626,645	6,026,275
Walgreens Boots Alliance, Inc.(a)	52,315	1,365,945
Wal-Mart de Mexico SAB de CV (Mexico)	178,999	752,532
Walmart, Inc.	165,627	26,111,097
Woolworths Group Ltd. (Australia)	117,339	2,976,885

		98,710,221

Containers & Packaging — 0.1%
Amcor PLC	40,205	387,576
Avery Dennison Corp.	2,237	452,232
Ball Corp.	8,837	508,304
Berry Global Group, Inc.	81,400	5,485,546
Crown Holdings, Inc.	11,500	1,059,035
International Paper Co.	9,461	342,015
Packaging Corp. of America	2,374	386,748
Smurfit Kappa Group PLC (Ireland)	36,628	1,451,953

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Containers & Packaging (cont’d.)
Westrock Co.	7,033	$292,010

		10,365,419

Distributors — 0.1%
Genuine Parts Co.	26,919	3,728,281
LKQ Corp.	79,964	3,821,480
Pool Corp.	1,043	415,855

		7,965,616

Diversified Consumer Services — 0.0%
Service Corp. International(a)	17,456	1,194,863

Diversified REITs — 0.1%
GPT Group (The) (Australia)	512,578	1,617,678
KDX Realty Investment Corp. (Japan)	1,038	1,182,317
Nomura Real Estate Master Fund, Inc. (Japan)	1,165	1,362,509
Stockland (Australia)	920,463	2,791,428

		6,953,932

Diversified Telecommunication Services — 0.5%
AT&T, Inc.	1,126,734	18,906,597
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	1,141,399	1,554,351
BT Group PLC (United Kingdom)	975,126	1,536,395
Deutsche Telekom AG (Germany)	340,489	8,186,480
Hellenic Telecommunications Organization SA (Greece)	44,085	627,970
HKT Trust & HKT Ltd. (Hong Kong), UTS	394,000	470,408
Koninklijke KPN NV (Netherlands)	755,845	2,603,983
Nippon Telegraph & Telephone Corp. (Japan)	520,000	634,964
Orange SA (France)	80,625	918,936
Proximus SADP (Belgium)	123,914	1,164,956
Spark New Zealand Ltd. (New Zealand)	111,615	365,403
Swisscom AG (Switzerland)	760	457,421
Telenor ASA (Norway)	207,327	2,379,431
Telia Co. AB (Sweden)	169,200	431,702
Telkom Indonesia Persero Tbk PT (Indonesia)	4,249,600	1,090,219
Telstra Group Ltd. (Australia)	306,382	827,930
Verizon Communications, Inc.	381,509	14,382,889

		56,540,035

Electric Utilities — 0.8%
Alliant Energy Corp.	6,870	352,431
American Electric Power Co., Inc.	89,606	7,277,799
BKW AG (Switzerland)	8,739	1,554,382
Chubu Electric Power Co., Inc. (Japan)	191,500	2,472,524
CK Infrastructure Holdings Ltd. (Hong Kong)	80,000	442,735
CLP Holdings Ltd. (Hong Kong)	44,500	367,664
Constellation Energy Corp.	48,749	5,698,271
Duke Energy Corp.	20,969	2,034,832
Edison International	10,430	745,641
Endesa SA (Spain)(a)	153,902	3,139,771
Enel SpA (Italy)	890,908	6,628,190

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities (cont’d.)
Entergy Corp.	5,894	$596,414
Evergy, Inc.	6,273	327,451
Eversource Energy	9,543	588,994
Exelon Corp.	27,139	974,290
FirstEnergy Corp.(a)	14,117	517,529
Iberdrola SA (Spain)	591,554	7,759,285
Kansai Electric Power Co., Inc. (The) (Japan)	212,700	2,822,973
NextEra Energy, Inc.	246,851	14,993,730
NRG Energy, Inc.(a)	154,711	7,998,559
PG&E Corp.	583,764	10,525,265
Pinnacle West Capital Corp.	3,032	217,819
PPL Corp.	202,774	5,495,175
Southern Co. (The)	29,791	2,088,945
SSE PLC (United Kingdom)	46,456	1,096,640
Terna - Rete Elettrica Nazionale (Italy)	75,114	626,650
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	365,000	1,910,089
Xcel Energy, Inc.	184,362	11,413,851

		100,667,899

Electrical Equipment — 0.6%
ABB Ltd. (Switzerland)	173,831	7,717,777
AMETEK, Inc.	12,955	2,136,150
Eaton Corp. PLC	97,427	23,462,370
Emerson Electric Co.	59,831	5,823,351
Fuji Electric Co. Ltd. (Japan)	6,000	257,172
Generac Holdings, Inc.*	1,682	217,382
Hubbell, Inc.	1,400	460,502
Legrand SA (France)	21,807	2,270,900
Mitsubishi Electric Corp. (Japan)	232,300	3,285,671
Prysmian SpA (Italy)	5,581	254,410
Rockwell Automation, Inc.	3,040	943,859
Schneider Electric SE	59,945	12,067,298
Vertiv Holdings Co. (Class A Stock)	205,700	9,879,771

		68,776,613

Electronic Equipment, Instruments & Components — 0.3%
Amphenol Corp. (Class A Stock)	16,264	1,612,250
Azbil Corp. (Japan)	53,200	1,754,648
CDW Corp.(a)	8,266	1,879,027
Corning, Inc.	92,795	2,825,608
Hexagon AB (Sweden) (Class B Stock)	158,827	1,907,720
Hon Hai Precision Industry Co. Ltd. (Taiwan)	499,000	1,697,716
Jabil, Inc.	49,300	6,280,820
Keyence Corp. (Japan)	16,125	7,084,623
Keysight Technologies, Inc.*	4,804	764,268
Murata Manufacturing Co. Ltd. (Japan)	69,500	1,468,673
Shimadzu Corp. (Japan)	88,700	2,473,225
TD SYNNEX Corp.	26,500	2,851,665
TDK Corp. (Japan)	34,000	1,612,429
TE Connectivity Ltd.	8,534	1,199,027
Teledyne Technologies, Inc.*	5,525	2,465,752
Trimble, Inc.*	6,727	357,877
Yokogawa Electric Corp. (Japan)	29,900	568,338

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (cont’d.)
Zebra Technologies Corp. (Class A Stock)*	1,488	$406,715

		39,210,381

Energy Equipment & Services — 0.2%
Baker Hughes Co.	328,508	11,228,403
Halliburton Co.	73,530	2,658,110
Schlumberger NV	180,747	9,406,074
TechnipFMC PLC (United Kingdom)	33,463	673,945

		23,966,532

Entertainment — 0.5%
Capcom Co. Ltd. (Japan)	30,100	971,349
Electronic Arts, Inc.	54,071	7,397,454
Kingsoft Corp. Ltd. (China)	132,200	408,686
Konami Group Corp. (Japan)	40,400	2,110,424
Live Nation Entertainment, Inc.*	3,815	357,084
NetEase, Inc. (China), ADR(a)	12,007	1,118,572
Netflix, Inc.*	64,590	31,447,579
Nexon Co. Ltd. (Japan)	88,700	1,613,373
Nintendo Co. Ltd. (Japan)	56,900	2,960,728
Take-Two Interactive Software, Inc.*	4,265	686,452
Universal Music Group NV (Netherlands)	21,700	619,473
Walt Disney Co. (The)	87,374	7,888,998
Warner Bros Discovery, Inc.*	632,623	7,199,250

		64,779,422

Financial Services — 1.5%
Berkshire Hathaway, Inc. (Class B Stock)*	145,689	51,961,439
Block, Inc.*	132,500	10,248,875
Eurazeo SE (France)	12,270	975,639
EXOR NV (Netherlands)	8,470	847,827
Fidelity National Information Services, Inc.	143,482	8,618,964
Fiserv, Inc.*	22,091	2,934,568
FleetCor Technologies, Inc.*	7,504	2,120,705
Global Payments, Inc.	7,107	902,589
Groupe Bruxelles Lambert NV (Belgium)	24,389	1,920,704
Industrivarden AB (Sweden) (Class A Stock)	10,296	336,615
Industrivarden AB (Sweden) (Class C Stock)	17,080	557,319
Investor AB (Sweden) (Class B Stock)	172,879	4,009,015
Jack Henry & Associates, Inc.	1,909	311,950
M&G PLC (United Kingdom)	529,247	1,497,830
Mastercard, Inc. (Class A Stock)	97,147	41,434,167
ORIX Corp. (Japan)	13,900	261,059
PayPal Holdings, Inc.*	151,385	9,296,553
Shift4 Payments, Inc. (Class A Stock)*(a)	26,888	1,998,854
Visa, Inc. (Class A Stock)(a)	196,517	51,163,201

		191,397,873

Food Products — 0.7%
Archer-Daniels-Midland Co.	134,544	9,716,768

	Shares	Value
COMMON STOCKS (continued)
Food Products (cont’d.)
Associated British Foods PLC (United Kingdom)	55,925	$1,685,525
AVI Ltd. (South Africa)	89,623	400,755
Bunge Global SA(a)	4,000	403,800
Campbell Soup Co.(a)	5,320	229,984
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	19	228,069
Conagra Brands, Inc.	13,011	372,895
Danone SA (France)	18,717	1,214,332
Ezaki Glico Co. Ltd. (Japan)	26,400	781,379
General Mills, Inc.	15,945	1,038,657
Gruma SAB de CV (Mexico) (Class B Stock)	35,877	656,544
Hershey Co. (The)	21,028	3,920,460
Hormel Foods Corp.	7,881	253,059
J.M. Smucker Co. (The)	9,809	1,239,661
Kellanova	7,377	412,448
Kraft Heinz Co. (The)	21,803	806,275
Lamb Weston Holdings, Inc.(a)	13,923	1,504,937
McCormick & Co., Inc.(a)	19,844	1,357,727
Mondelez International, Inc. (Class A Stock)	250,639	18,153,783
Mowi ASA (Norway)	135,602	2,428,328
Nestle SA.	216,293	25,072,659
Orkla ASA (Norway)	32,090	249,203
Pilgrim’s Pride Corp.*	96,900	2,680,254
Tyson Foods, Inc. (Class A Stock)	7,832	420,970
WH Group Ltd. (Hong Kong), 144A	4,801,000	3,100,483
Wilmar International Ltd. (China)	929,700	2,511,470

		80,840,425

Gas Utilities — 0.1%
Atmos Energy Corp.	4,108	476,117
Naturgy Energy Group SA (Spain)	42,991	1,282,303
Osaka Gas Co. Ltd. (Japan)	27,300	569,873
Tokyo Gas Co. Ltd. (Japan)	116,900	2,681,531
UGI Corp.(a)	58,600	1,441,560

		6,451,384

Ground Transportation — 0.5%
Canadian National Railway Co. (Canada)(a)	7,435	934,059
Canadian Pacific Kansas City Ltd. (Canada)(a)	5,117	404,550
Central Japan Railway Co. (Japan)	145,600	3,695,369
CSX Corp.	313,484	10,868,490
East Japan Railway Co. (Japan)	31,200	1,795,958
J.B. Hunt Transport Services, Inc.	2,244	448,217
Keisei Electric Railway Co. Ltd. (Japan).	15,500	731,456
Kintetsu Group Holdings Co. Ltd. (Japan)	9,800	310,503
Norfolk Southern Corp.	45,021	10,642,064
Old Dominion Freight Line, Inc.	2,575	1,043,725
Ryder System, Inc.	8,300	954,998
TFI International, Inc. (Canada)(a)	9,283	1,262,302
Uber Technologies, Inc.*	334,377	20,587,592
Union Pacific Corp.	49,662	12,197,980

		65,877,263

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies — 1.0%
Abbott Laboratories	171,026	$18,824,832
Alcon, Inc. (Switzerland)	9,367	732,837
Align Technology, Inc.*(a)	1,843	504,982
Baxter International, Inc.	245,508	9,491,339
Becton, Dickinson & Co.	58,945	14,372,559
Boston Scientific Corp.*	242,175	14,000,137
Cochlear Ltd. (Australia)	8,270	1,682,497
Cooper Cos., Inc. (The)	1,331	503,704
Demant A/S (Denmark)*	24,969	1,095,144
DENTSPLY SIRONA, Inc.	138,142	4,916,474
Dexcom, Inc.*	10,556	1,309,894
Edwards Lifesciences Corp.*	16,627	1,267,809
EssilorLuxottica SA (France)	8,950	1,797,149
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	32,523	485,030
GE HealthCare Technologies, Inc.	35,505	2,745,246
Getinge AB (Sweden) (Class B Stock)	57,446	1,279,178
Hologic, Inc.*	6,658	475,714
Hoya Corp. (Japan)	26,000	3,238,020
IDEXX Laboratories, Inc.*	2,232	1,238,872
Insulet Corp.*	2,000	433,960
Intuitive Surgical, Inc.*	9,544	3,219,764
Koninklijke Philips NV (Netherlands)*	67,382	1,576,889
Medtronic PLC.	233,496	19,235,400
Olympus Corp. (Japan)	107,300	1,548,798
ResMed, Inc.(a)	3,942	678,103
Sonova Holding AG (Switzerland)	3,144	1,028,239
STERIS PLC	7,317	1,608,642
Stryker Corp.	29,793	8,921,812
Teleflex, Inc.	1,332	332,121
Terumo Corp. (Japan)	48,300	1,579,459
Zimmer Biomet Holdings, Inc.	57,317	6,975,479

		127,100,083

Health Care Providers & Services — 1.2%
Cardinal Health, Inc.	100,509	10,131,307
Cencora, Inc.	12,671	2,602,370
Centene Corp.*	195,628	14,517,554
Cigna Group (The)	63,709	19,077,660
CVS Health Corp.	56,675	4,475,058
DaVita, Inc.*	1,571	164,578
Elevance Health, Inc.	27,874	13,144,263
Encompass Health Corp.	81,500	5,437,680
Fresenius Medical Care AG (Germany)	76,845	3,212,756
Fresenius SE & Co. KGaA (Germany)	90,427	2,802,834
HCA Healthcare, Inc.	5,431	1,470,063
Henry Schein, Inc.*(a)	3,519	266,423
Humana, Inc.	16,573	7,587,285
Laboratory Corp. of America Holdings(a)	2,469	561,179
Max Healthcare Institute Ltd. (India)	103,523	853,420
McKesson Corp.	5,719	2,647,783
Molina Healthcare, Inc.*	5,794	2,093,430
Odontoprev SA (Brazil)	156,800	375,117
Quest Diagnostics, Inc.	3,051	420,672
Sonic Healthcare Ltd. (Australia)	133,346	2,913,708
UnitedHealth Group, Inc.	105,234	55,402,544

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services (cont’d.)
Universal Health Services, Inc. (Class B Stock)	1,599	$243,752

		150,401,436

Health Care REITs — 0.0%
Healthcare Realty Trust, Inc.	58,100	1,001,063
Healthpeak Properties, Inc.	56,926	1,127,135
Ventas, Inc.	28,117	1,401,351
Welltower, Inc.	15,084	1,360,124

		4,889,673

Health Care Technology — 0.0%
M3, Inc. (Japan)	60,300	995,089

Hotel & Resort REITs — 0.0%
Host Hotels & Resorts, Inc.(a)	19,475	379,178
Park Hotels & Resorts, Inc.	114,300	1,748,790

		2,127,968

Hotels, Restaurants & Leisure — 1.1%
Accor SA (France)	65,797	2,518,452
Airbnb, Inc. (Class A Stock)*	85,165	11,594,363
Amadeus IT Group SA (Spain)	36,981	2,656,033
Aristocrat Leisure Ltd. (Australia)	120,551	3,349,333
Booking Holdings, Inc.*	956	3,391,142
Boyd Gaming Corp.	8,234	515,531
Caesars Entertainment, Inc.*	6,026	282,499
Carnival Corp.*	27,547	510,721
Chipotle Mexican Grill, Inc.*	5,352	12,239,810
Compass Group PLC (United Kingdom)	161,597	4,421,833
Darden Restaurants, Inc.(a)	3,271	537,425
Domino’s Pizza, Inc.	7,411	3,055,037
Expedia Group, Inc.*	3,751	569,364
Flutter Entertainment PLC (Australia)*	8,804	1,553,831
Genting Singapore Ltd. (Singapore)	1,882,400	1,425,837
Hilton Worldwide Holdings, Inc.	63,903	11,636,097
InterContinental Hotels Group PLC (United Kingdom)	15,985	1,441,462
J D Wetherspoon PLC (United
Kingdom)*	44,209	456,743
La Francaise des Jeux SAEM (France), 144A.	52,099	1,892,486
Las Vegas Sands Corp.	9,983	491,263
Marriott International, Inc. (Class A Stock)	26,450	5,964,739
McDonald’s Corp.	99,369	29,463,902
MGM Resorts International*(a)	7,893	352,659
Norwegian Cruise Line Holdings Ltd.*(a)	11,663	233,727
Oriental Land Co. Ltd. (Japan)	62,400	2,319,302
Royal Caribbean Cruises Ltd.*(a)	80,951	10,482,345
Sands China Ltd. (Macau)*	114,400	334,845
Sodexo SA (France)	14,870	1,637,015
Starbucks Corp.	178,856	17,171,965
Whitbread PLC (United Kingdom)	79,133	3,684,220
Wynn Resorts Ltd.	2,617	238,435
Yum! Brands, Inc.(a)	7,644	998,765

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (cont’d.)
Zensho Holdings Co. Ltd. (Japan)	35,000	$1,831,356

		139,252,537

Household Durables — 0.3%
Barratt Developments PLC (United
Kingdom)	208,626	1,494,494
Berkeley Group Holdings PLC (United Kingdom)	21,837	1,303,694
D.R. Horton, Inc.	8,314	1,263,562
Garmin Ltd.(a)	4,133	531,256
Lennar Corp. (Class A Stock)	86,874	12,947,701
Midea Group Co. Ltd. (China) (Class A Stock)	45,200	346,638
Mohawk Industries, Inc.*	1,464	151,524
NVR, Inc.*	89	623,040
Panasonic Holdings Corp. (Japan)	224,600	2,211,766
PulteGroup, Inc.(a)	5,999	619,217
Sekisui Chemical Co. Ltd. (Japan)	155,200	2,232,236
Sekisui House Ltd. (Japan)	77,000	1,706,800
Sony Group Corp. (Japan)	94,600	8,952,274
Taylor Wimpey PLC (United Kingdom)	1,027,337	1,923,089
Toll Brothers, Inc.	17,907	1,840,660
Whirlpool Corp.(a)	1,465	178,393

		38,326,344

Household Products — 0.5%
Church & Dwight Co., Inc.(a)	6,736	636,956
Clorox Co. (The)	3,374	481,099
Colgate-Palmolive Co.	166,446	13,267,411
Essity AB (Sweden) (Class B Stock)	136,649	3,386,460
Henkel AG & Co. KGaA (Germany)	8,617	618,258
Kimberly-Clark Corp.	9,194	1,117,163
Procter & Gamble Co. (The)	285,056	41,772,106
Reckitt Benckiser Group PLC (United Kingdom)	88,107	6,079,683

		67,359,136

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp. (The)	18,936	364,518
RWE AG (Germany)	44,804	2,039,160
Vistra Corp.	190,125	7,323,615

		9,727,293

Industrial Conglomerates — 0.5%
3M Co.	114,109	12,474,396
CK Hutchison Holdings Ltd. (United Kingdom)	369,000	1,982,491
DCC PLC (United Kingdom)	28,531	2,099,340
General Electric Co.	158,020	20,168,092
Hikari Tsushin, Inc. (Japan)	3,000	495,807
Hitachi Ltd. (Japan)	81,800	5,883,852
Honeywell International, Inc.	25,091	5,261,834
Lifco AB (Sweden) (Class B Stock)	33,067	811,824
Siemens AG (Germany)	68,191	12,793,267
Smiths Group PLC (United Kingdom)	94,236	2,115,167

		64,086,070

	Shares	Value
COMMON STOCKS (continued)
Industrial REITs — 0.3%
Americold Realty Trust, Inc.	35,100	$1,062,477
Goodman Group (Australia)	195,430	3,364,691
Prologis, Inc.(a)	205,229	27,357,026

		31,784,194

Insurance — 1.6%
Aflac, Inc.	15,263	1,259,198
Ageas SA/NV (Belgium)	55,866	2,428,525
AIA Group Ltd. (Hong Kong)	423,400	3,684,800
Allianz SE (Germany)	31,323	8,370,799
Allstate Corp. (The)	70,031	9,802,939
American International Group, Inc.	50,650	3,431,538
Aon PLC (Class A Stock)	25,526	7,428,577
Arch Capital Group Ltd.*	10,727	796,694
Arthur J. Gallagher & Co.(a)	13,336	2,999,000
Assicurazioni Generali SpA (Italy)	77,820	1,644,144
Assurant, Inc.	40,388	6,804,974
AUB Group Ltd. (Australia)	16,101	304,770
AXA SA (France)	214,078	6,991,029
Axis Capital Holdings Ltd.	100,500	5,564,685
Brown & Brown, Inc.	49,577	3,525,420
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	376,400	761,421
Chubb Ltd.	83,122	18,785,572
Cincinnati Financial Corp.	4,606	476,537
Dai-ichi Life Holdings, Inc. (Japan)	14,500	307,587
DB Insurance Co. Ltd. (South Korea)	10,889	705,206
Everest Group Ltd.	1,322	467,433
Fairfax Financial Holdings Ltd. (Canada)	1,748	1,612,730
Globe Life, Inc.	2,619	318,785
Hannover Rueck SE (Germany)	2,912	696,271
Hartford Financial Services Group, Inc. (The)	26,987	2,169,215
iA Financial Corp., Inc. (Canada)	9,073	618,516
Insurance Australia Group Ltd. (Australia)	270,742	1,046,519
Japan Post Holdings Co. Ltd. (Japan)	27,600	246,398
Loews Corp.	104,372	7,263,247
Manulife Financial Corp. (Canada)	100,231	2,214,832
Markel Group, Inc.*	1,022	1,451,138
Marsh & McLennan Cos., Inc.	38,788	7,349,162
Medibank Private Ltd. (Australia)	1,081,961	2,626,752
MetLife, Inc.	230,069	15,214,463
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	14,328	5,943,452
NN Group NV (Netherlands)	81,078	3,204,273
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	189,500	857,923
Poste Italiane SpA (Italy), 144A	108,278	1,230,767
Principal Financial Group, Inc.	6,633	521,818
Progressive Corp. (The)	55,096	8,775,691
QBE Insurance Group Ltd. (Australia)	261,131	2,645,934
RenaissanceRe Holdings Ltd. (Bermuda)	8,141	1,595,636
Sampo OYJ (Finland) (Class A Stock)	66,148	2,898,097

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Insurance (cont’d.)
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	6,586	$1,341,808
Sompo Holdings, Inc. (Japan)	71,600	3,503,271
Suncorp Group Ltd. (Australia)	387,728	3,671,539
Swiss Re AG	30,488	3,430,830
T&D Holdings, Inc. (Japan)	116,100	1,843,141
Talanx AG (Germany)	21,758	1,554,941
Tokio Marine Holdings, Inc. (Japan)	200,000	4,980,199
Travelers Cos., Inc. (The)	11,065	2,107,772
Unum Group	112,100	5,069,162
W.R. Berkley Corp.	24,661	1,744,026
Willis Towers Watson PLC	3,042	733,730
Zurich Insurance Group AG (Switzerland)	12,650	6,613,764

		193,636,650

Interactive Media & Services — 2.2%
Alphabet, Inc. (Class A Stock)*	730,923	102,102,634
Alphabet, Inc. (Class C Stock)*	445,825	62,830,117
Baidu, Inc. (China), ADR*	7,805	929,497
CAR Group Ltd. (Australia)	40,834	865,325
LY Corp. (Japan)	499,300	1,765,667
Match Group, Inc.*	7,630	278,495
Meta Platforms, Inc. (Class A Stock)*	265,628	94,021,687
Moneysupermarket.com Group PLC (United Kingdom)	192,915	687,420
Scout24 SE (Germany), 144A	31,454	2,224,153
Tencent Holdings Ltd. (China)	45,600	1,721,622

		267,426,617

IT Services — 0.7%
Accenture PLC (Class A Stock)	51,646	18,123,098
Akamai Technologies, Inc.*	70,570	8,351,959
Bechtle AG (Germany)	5,808	290,909
CGI, Inc. (Canada)*	7,463	799,496
Cognizant Technology Solutions Corp. (Class A Stock)	140,322	10,598,521
EPAM Systems, Inc.*	1,560	463,850
Fujitsu Ltd. (Japan)	11,500	1,730,678
Gartner, Inc.*	2,245	1,012,742
Globant SA*	9,027	2,148,245
International Business Machines Corp.	107,256	17,541,719
MongoDB, Inc.*	7,025	2,872,171
NEC Corp. (Japan)	31,600	1,867,123
Obic Co. Ltd. (Japan)	5,300	911,892
Otsuka Corp. (Japan)	48,500	1,996,016
SCSK Corp. (Japan)	57,400	1,136,429
Tata Consultancy Services Ltd. (India)	19,285	878,314
TIS, Inc. (Japan)	92,700	2,037,480
Twilio, Inc. (Class A Stock)*	88,900	6,744,843
VeriSign, Inc.*	2,387	491,626
Wix.com Ltd. (Israel)*	24,200	2,977,084

		82,974,195

Leisure Products — 0.0%
Bandai Namco Holdings, Inc. (Japan)	92,900	1,857,837
Brunswick Corp.	10,343	1,000,685
Hasbro, Inc.(a)	3,598	183,714

	Shares	Value
COMMON STOCKS (continued)
Leisure Products (cont’d.)
Sankyo Co. Ltd. (Japan)	25,400	$1,479,044

		4,521,280

Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	8,087	1,124,336
Bio-Rad Laboratories, Inc. (Class A Stock)*	465	150,144
Bio-Techne Corp.(a)	4,436	342,282
Charles River Laboratories International, Inc.*	1,459	344,908
Danaher Corp.	42,919	9,928,881
Illumina, Inc.*	4,275	595,251
IQVIA Holdings, Inc.*	4,955	1,146,488
Medpace Holdings, Inc.*	10,200	3,126,606
Mettler-Toledo International, Inc.*	4,996	6,059,948
Revvity, Inc.	3,483	380,727
Thermo Fisher Scientific, Inc.	39,857	21,155,697
Waters Corp.*(a)	1,575	518,537
West Pharmaceutical Services, Inc.	24,810	8,736,097

		53,609,902

Machinery — 1.2%
AGCO Corp.	49,700	6,034,077
Airtac International Group (China)	16,736	549,914
Alfa Laval AB (Sweden)	57,002	2,282,022
Allison Transmission Holdings, Inc.	74,100	4,308,915
Atlas Copco AB (Sweden) (Class A Stock)	473,604	8,160,724
Atlas Copco AB (Sweden) (Class B Stock)	130,459	1,935,508
Caterpillar, Inc.(a)	35,141	10,390,140
Cummins, Inc.	9,220	2,208,835
Daimler Truck Holding AG (Germany)	60,882	2,286,975
Deere & Co.	46,481	18,586,358
Doosan Bobcat, Inc. (South Korea)	17,564	684,176
Dover Corp.	25,318	3,894,162
Epiroc AB (Sweden) (Class B Stock)	33,462	586,849
Flowserve Corp.	59,700	2,460,834
Fortive Corp.	59,739	4,398,583
GEA Group AG (Germany)	87,018	3,617,702
Hitachi Construction Machinery Co. Ltd. (Japan)	67,400	1,774,224
Hoshizaki Corp. (Japan)	32,900	1,201,849
IDEX Corp.	2,131	462,661
Illinois Tool Works, Inc.	7,524	1,970,837
Indutrade AB (Sweden)	18,392	479,343
Ingersoll Rand, Inc.	10,997	850,508
ITT, Inc.	71,500	8,531,380
Komatsu Ltd. (Japan)	123,400	3,211,280
Kone OYJ (Finland) (Class B Stock)	13,303	665,431
Makita Corp. (Japan)	40,500	1,113,968
MINEBEA MITSUMI, Inc. (Japan)	50,400	1,031,589
NGK Insulators Ltd. (Japan)	59,500	709,590
Nordson Corp.	1,458	385,145
OSG Corp. (Japan)	49,000	700,840
Oshkosh Corp.	28,500	3,089,685
Otis Worldwide Corp.(a)	64,651	5,784,325
PACCAR, Inc.	14,299	1,396,297

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Machinery (cont’d.)
Parker-Hannifin Corp.	47,135	$21,715,095
Pentair PLC	4,495	326,831
Rational AG (Germany)	1,278	986,177
Sandvik AB (Sweden)	12,375	268,851
Schindler Holding AG (Switzerland)	1,830	434,590
Schindler Holding AG (Switzerland) (Part. Cert.)	5,526	1,383,461
SKF AB (Sweden) (Class B Stock)	80,756	1,618,396
Snap-on, Inc.	1,355	391,378
Stanley Black & Decker, Inc.	4,134	405,545
Techtronic Industries Co. Ltd. (Hong Kong)	74,102	882,932
Volvo AB (Sweden) (Class A Stock)	15,769	418,382
Volvo AB (Sweden) (Class B Stock)	288,468	7,505,939
Wartsila OYJ Abp (Finland)	116,964	1,699,885
Westinghouse Air Brake Technologies Corp.	11,228	1,424,833
Xylem, Inc.	6,529	746,656

		145,953,677

Marine Transportation — 0.0%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	234	415,652
Kawasaki Kisen Kaisha Ltd. (Japan)	8,400	359,490
Kuehne + Nagel International AG (Switzerland)	6,084	2,099,570
Nippon Yusen KK (Japan)	22,400	691,791

		3,566,503

Media — 0.3%
Charter Communications, Inc. (Class A Stock)*	2,637	1,024,949
Comcast Corp. (Class A Stock)	584,608	25,635,061
Fox Corp. (Class A Stock)	6,893	204,515
Fox Corp. (Class B Stock)	3,568	98,655
Informa PLC (United Kingdom)	325,134	3,233,914
Interpublic Group of Cos., Inc. (The)(a)	10,500	342,720
News Corp. (Class A Stock)	10,380	254,829
News Corp. (Class B Stock)(a)	3,165	81,404
Omnicom Group, Inc.	5,502	475,978
Paramount Global (Class B Stock)(a)	13,225	195,598
Publicis Groupe SA (France)	40,256	3,740,260
Trade Desk, Inc. (The) (Class A Stock)*	22,655	1,630,254
Vivendi SE (France)	63,752	682,464

		37,600,601

Metals & Mining — 0.7%
Anglo American PLC (South Africa)	38,864	972,638
APL Apollo Tubes Ltd. (India)	55,401	1,022,505
ArcelorMittal SA (Luxembourg)	127,845	3,628,244
Barrick Gold Corp. (Canada)	65,724	1,188,947
BHP Group Ltd. (Australia)	488,924	16,703,900
BlueScope Steel Ltd. (Australia)	218,019	3,475,762
Boliden AB (Sweden)	28,630	896,105
Fortescue Ltd. (Australia)	270,258	5,328,769
Freeport-McMoRan, Inc.	39,097	1,664,359
Glencore PLC (Australia)	1,528,158	9,185,827

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining (cont’d.)
Ivanhoe Mines Ltd. (Canada) (Class A Stock)*	44,811	$434,566
JFE Holdings, Inc. (Japan)	168,500	2,606,899
Lundin Mining Corp. (Chile)	120,362	984,660
Newmont Corp.	30,979	1,282,221
Nippon Steel Corp. (Japan)	173,700	3,967,965
Norsk Hydro ASA (Norway)	110,141	740,325
Northern Star Resources Ltd. (Australia)	148,332	1,376,240
Nucor Corp.	18,181	3,164,221
Pilbara Minerals Ltd. (Australia)(a)	527,986	1,417,179
Rio Tinto Ltd. (Australia)	27,024	2,502,363
Rio Tinto PLC (Australia)	119,152	8,862,659
Steel Dynamics, Inc.	4,178	493,422
Sumitomo Metal Mining Co. Ltd. (Japan)	36,000	1,069,123
United States Steel Corp.	151,100	7,351,015
Vale SA (Brazil)	40,000	633,547
voestalpine AG (Austria)	22,400	705,284

		81,658,745

Multi-Utilities — 0.4%
Ameren Corp.	7,163	518,171
CenterPoint Energy, Inc.	128,821	3,680,416
Centrica PLC (United Kingdom)	2,438,208	4,370,984
CMS Energy Corp.	30,554	1,774,271
Consolidated Edison, Inc.(a)	9,448	859,485
Dominion Energy, Inc.	53,121	2,496,687
DTE Energy Co.	5,585	615,802
E.ON SE (Germany)	284,400	3,820,932
Engie SA (France)	235,169	4,142,808
National Grid PLC (United Kingdom)	287,355	3,871,052
National Grid PLC (United Kingdom), ADR(a)	19,528	1,327,709
NiSource, Inc.	469,685	12,470,137
Public Service Enterprise Group, Inc.(a)	37,288	2,280,161
Sembcorp Industries Ltd. (Singapore)	289,300	1,162,841
Sempra	69,550	5,197,471
WEC Energy Group, Inc.	8,627	726,135

		49,315,062

Office REITs — 0.1%
Alexandria Real Estate Equities, Inc.	49,931	6,329,753
Boston Properties, Inc.	3,919	274,996
Dexus (Australia)	79,813	417,114
Gecina SA (France)	7,909	962,835

		7,984,698

Oil, Gas & Consumable Fuels — 1.9%
Ampol Ltd. (Australia)	22,785	561,540
APA Corp.	8,361	299,993
ARC Resources Ltd. (Canada)	74,830	1,110,831
BP PLC (United Kingdom)	1,556,120	9,224,792
Cenovus Energy, Inc. (Canada)	44,045	733,945
Cheniere Energy, Inc.	46,368	7,915,481
Chevron Corp.	170,122	25,375,397
ConocoPhillips	261,769	30,383,528

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Coterra Energy, Inc.	249,915	$6,377,831
Devon Energy Corp.	17,450	790,485
Diamondback Energy, Inc.	4,805	745,159
ENEOS Holdings, Inc. (Japan)	377,100	1,495,667
Eni SpA (Italy)	226,252	3,837,550
EOG Resources, Inc.	59,018	7,138,227
EQT Corp.	9,915	383,314
Equinor ASA (Norway)(a)	120,998	3,834,665
Exxon Mobil Corp.	504,505	50,440,410
Hess Corp.	7,521	1,084,227
Inpex Corp. (Japan)	276,000	3,693,363
Kinder Morgan, Inc.	52,946	933,967
LUKOIL PJSC (Russia), ADR*(a)^	15,069	1
Marathon Oil Corp.	330,114	7,975,554
Marathon Petroleum Corp.	26,510	3,933,024
Occidental Petroleum Corp.(a)	18,139	1,083,080
ONEOK, Inc.	15,903	1,116,709
Pembina Pipeline Corp. (Canada)	33,874	1,166,244
PetroChina Co. Ltd. (China) (Class H Stock)	1,626,000	1,074,445
Petroleo Brasileiro SA (Brazil), ADR	73,209	1,169,148
Phillips 66	93,309	12,423,160
Pioneer Natural Resources Co.	29,099	6,543,783
Repsol SA (Spain)	40,912	606,886
Santos Ltd. (Australia)	123,675	643,049
Shell PLC (Netherlands)	518,118	16,960,121
Suncor Energy, Inc. (Canada)	30,760	985,443
Targa Resources Corp.	6,129	532,426
TotalEnergies SE (France)	193,372	13,149,107
TotalEnergies SE (France), ADR	24,131	1,625,947
Valero Energy Corp.	49,360	6,416,800
Williams Cos., Inc. (The)	157,313	5,479,212

		239,244,511

Paper & Forest Products — 0.0%
Holmen AB (Sweden) (Class B Stock)	6,292	265,754
UPM-Kymmene OYJ (Finland)	43,631	1,645,792

		1,911,546

Passenger Airlines — 0.2%
Air Canada (Canada)*	64,980	916,551
American Airlines Group, Inc.*	18,506	254,272
Delta Air Lines, Inc.	339,253	13,648,148
Deutsche Lufthansa AG (Germany)*	180,399	1,603,793
Japan Airlines Co. Ltd. (Japan)	10,700	210,202
Qantas Airways Ltd. (Australia)*	216,715	793,831
Singapore Airlines Ltd. (Singapore)	110,000	546,187
Southwest Airlines Co.	16,256	469,473
United Airlines Holdings, Inc.*	8,988	370,845

		18,813,302

Personal Care Products — 0.3%
Amorepacific Corp. (South Korea)	3,790	425,159
Beiersdorf AG (Germany)	4,025	602,763
Estee Lauder Cos., Inc. (The) (Class A Stock)	6,294	920,497
Haleon PLC	289,454	1,185,104
Kao Corp. (Japan)	46,500	1,911,412

	Shares	Value
COMMON STOCKS (continued)
Personal Care Products (cont’d.)
Kenvue, Inc.	104,878	$2,258,023
L’Oreal SA (France)	35,661	17,777,035
Unilever PLC (United Kingdom)	218,926	10,598,432
Unilever PLC (United Kingdom), ADR	35,879	1,739,414

		37,417,839

Pharmaceuticals — 2.6%
Astellas Pharma, Inc. (Japan)	34,000	404,371
AstraZeneca PLC (United Kingdom)	131,753	17,772,150
AstraZeneca PLC (United Kingdom), ADR	136,526	9,195,026
Bayer AG (Germany)	28,894	1,072,081
Bristol-Myers Squibb Co.	492,511	25,270,739
Catalent, Inc.*	4,935	221,730
Chugai Pharmaceutical Co. Ltd. (Japan)	82,500	3,116,714
Daiichi Sankyo Co. Ltd. (Japan)	68,800	1,883,519
Dr. Reddy’s Laboratories Ltd. (India)	7,528	524,686
Elanco Animal Health, Inc.*	589,500	8,783,550
Eli Lilly & Co.	84,119	49,034,648
GSK PLC	384,619	7,103,607
Hikma Pharmaceuticals PLC (Jordan)	86,613	1,973,658
Ipsen SA (France)	20,724	2,472,152
Jazz Pharmaceuticals PLC*	2,822	347,106
Johnson & Johnson	285,788	44,794,411
Kyowa Kirin Co. Ltd. (Japan)	72,500	1,216,473
Merck & Co., Inc.	226,664	24,710,909
Merck KGaA (Germany)	2,964	471,912
Novartis AG (Switzerland)	177,087	17,887,644
Novo Nordisk A/S (Denmark), ADR(a)	30,604	3,165,984
Novo Nordisk A/S (Denmark) (Class B Stock)	313,075	32,444,334
Ono Pharmaceutical Co. Ltd. (Japan)	158,200	2,814,301
Orion OYJ (Finland) (Class B Stock)	13,175	570,891
Otsuka Holdings Co. Ltd. (Japan)	84,600	3,163,787
Pfizer, Inc.	527,522	15,187,358
Recordati Industria Chimica e Farmaceutica SpA (Italy)	6,019	324,561
Roche Holding AG	67,788	19,705,535
Sandoz Group AG (Switzerland)*	61,106	1,966,029
Sanofi SA	120,276	11,952,158
Sanofi SA, ADR	34,415	1,711,458
Santen Pharmaceutical Co. Ltd. (Japan)	110,700	1,101,374
Shionogi & Co. Ltd. (Japan)	77,500	3,729,919
Takeda Pharmaceutical Co. Ltd. (Japan)	64,800	1,858,338
Teva Pharmaceutical Industries Ltd. (Israel), ADR*	70,400	734,976
Viatris, Inc.	32,818	355,419
Zoetis, Inc.	12,502	2,467,520

		321,511,028

Professional Services — 0.4%
Adecco Group AG (Switzerland)	43,640	2,143,314
Automatic Data Processing, Inc.	64,629	15,056,618
BayCurrent Consulting, Inc. (Japan)	25,900	906,656
Broadridge Financial Solutions, Inc.	3,240	666,630

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Professional Services (cont’d.)
Ceridian HCM Holding, Inc.*(a)	4,323	$290,160
Computershare Ltd. (Australia)	145,337	2,420,642
Dun & Bradstreet Holdings, Inc.	337,700	3,951,090
Equifax, Inc.(a)	3,260	806,165
Experian PLC	41,775	1,704,225
Jacobs Solutions, Inc.	3,471	450,536
Leidos Holdings, Inc.	11,006	1,191,289
Paychex, Inc.	8,741	1,041,141
Paycom Software, Inc.	1,331	275,144
Recruit Holdings Co. Ltd. (Japan)	136,200	5,694,677
RELX PLC (United Kingdom)	132,170	5,243,689
Robert Half, Inc.(a)	2,917	256,463
Teleperformance SE (France)	8,927	1,306,978
Verisk Analytics, Inc.	27,662	6,607,345
Wolters Kluwer NV (Netherlands)	32,019	4,555,327

		54,568,089

Real Estate Management & Development — 0.1%
Azrieli Group Ltd. (Israel)	7,344	475,015
Capitaland India Trust (Singapore), UTS	421,481	363,881
CBRE Group, Inc. (Class A Stock)*	8,443	785,959
CoStar Group, Inc.*	11,116	971,427
Daito Trust Construction Co. Ltd. (Japan)	5,200	601,882
Hang Lung Properties Ltd. (Hong Kong)	357,000	496,341
Henderson Land Development Co. Ltd. (Hong Kong)	160,000	492,710
Hongkong Land Holdings Ltd. (Hong Kong)	113,600	395,107
KE Holdings, Inc. (China), ADR(a)	72,517	1,175,501
Mitsui Fudosan Co. Ltd. (Japan)	45,700	1,117,352
New World Development Co. Ltd. (Hong Kong)	1,026,000	1,590,833
Nomura Real Estate Holdings, Inc. (Japan)	106,700	2,799,856
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	93,000	787,677

		12,053,541

Residential REITs — 0.1%
AvalonBay Communities, Inc.	19,130	3,581,519
Camden Property Trust	2,920	289,927
Canadian Apartment Properties REIT (Canada)	18,974	698,790
Equity LifeStyle Properties, Inc.	72,100	5,085,934
Equity Residential	108,491	6,635,309
Essex Property Trust, Inc.	1,798	445,796
Invitation Homes, Inc.	15,722	536,277
Mid-America Apartment Communities, Inc.	3,241	435,785
UDR, Inc.	8,496	325,312

		18,034,649

Retail REITs — 0.1%
Federal Realty Investment Trust	2,109	217,332

	Shares	Value
COMMON STOCKS (continued)
Retail REITs (cont’d.)
Japan Metropolitan Fund Investment Corp. (Japan)	518	$373,893
Kimco Realty Corp.	58,697	1,250,833
Klepierre SA (France)	91,110	2,487,364
Realty Income Corp.	19,305	1,108,493
Regency Centers Corp.	4,473	299,691
Scentre Group (Australia)	982,997	2,001,785
Simon Property Group, Inc.	17,352	2,475,089
Spirit Realty Capital, Inc.	28,000	1,223,320
Unibail-Rodamco-Westfield (France)*	31,852	2,355,885
Vicinity Ltd. (Australia)	1,105,011	1,534,985

		15,328,670

Semiconductors & Semiconductor Equipment — 3.5%
Advanced Micro Devices, Inc.*	141,785	20,900,527
Advantest Corp. (Japan)	59,716	2,012,164
Analog Devices, Inc.(a)	46,690	9,270,766
Applied Materials, Inc.	128,797	20,874,130
ASM International NV (Netherlands)	12,049	6,271,199
ASML Holding NV (Netherlands) (XAMS)	37,917	28,623,065
ASML Holding NV (Netherlands) (NYSE)	3,912	2,961,071
BE Semiconductor Industries NV (Netherlands)	8,310	1,254,611
Broadcom, Inc.	42,791	47,765,454
Disco Corp. (Japan)	18,600	4,593,583
Enphase Energy, Inc.*	3,703	489,314
First Solar, Inc.*	2,970	511,672
Global Unichip Corp. (Taiwan)	22,158	1,252,464
Infineon Technologies AG (Germany)	99,799	4,167,867
Intel Corp.	622,179	31,264,495
KLA Corp.	3,709	2,156,042
Lam Research Corp.	28,963	22,685,559
Lasertec Corp. (Japan)	11,700	3,071,561
Microchip Technology, Inc.(a)	20,810	1,876,646
Micron Technology, Inc.	56,277	4,802,679
Monolithic Power Systems, Inc.	1,316	830,106
Novatek Microelectronics Corp. (Taiwan)	31,000	521,397
NVIDIA Corp.	270,193	133,804,977
NXP Semiconductors NV (China)	59,814	13,738,080
ON Semiconductor Corp.*(a)	11,786	984,485
Qorvo, Inc.*	53,897	6,069,341
QUALCOMM, Inc.	161,290	23,327,373
Renesas Electronics Corp. (Japan)*	200,300	3,581,557
SK Hynix, Inc. (South Korea)	4,125	450,194
Skyworks Solutions, Inc.(a)	70,489	7,924,373
STMicroelectronics NV (Singapore)	62,529	3,136,391
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR(a)	66,290	6,894,160
Teradyne, Inc.(a)	4,163	451,769
Texas Instruments, Inc.	51,756	8,822,328
Tokyo Electron Ltd. (Japan)	39,500	7,020,725
United Microelectronics Corp. (Taiwan), ADR(a)	145,353	1,229,686
Universal Display Corp.	8,093	1,547,867

		437,139,678

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Software — 4.3%
Adobe, Inc.*	53,682	$32,026,681
ANSYS, Inc.*	2,352	853,494
AppLovin Corp. (Class A Stock)*	77,100	3,072,435
Autodesk, Inc.*	5,945	1,447,489
Cadence Design Systems, Inc.*	34,497	9,395,948
Check Point Software Technologies Ltd. (Israel)*	24,694	3,772,996
Constellation Software, Inc. (Canada)	670	1,661,168
Crowdstrike Holdings, Inc. (Class A Stock)*	7,200	1,838,304
CyberArk Software Ltd.*	15,798	3,460,552
Dassault Systemes SE (France)	102,277	5,006,185
Dynatrace, Inc.*	165,027	9,025,327
Fair Isaac Corp.*	680	791,527
Fortinet, Inc.*	17,807	1,042,244
Gen Digital, Inc.	282,461	6,445,760
HubSpot, Inc.*	1,633	948,022
Intuit, Inc.	43,470	27,170,054
Microsoft Corp.	832,393	313,013,064
Monday.com Ltd.*	14,046	2,637,979
Nemetschek SE (Germany)	21,510	1,857,059
Nice Ltd. (Israel)*	10,024	1,993,561
Oracle Corp.	123,026	12,970,631
Oracle Corp. (Japan) (XTKS)	8,700	669,718
Palo Alto Networks, Inc.*	8,300	2,447,504
PTC, Inc.*	3,110	544,126
Roper Technologies, Inc.(a)	2,909	1,585,899
Sage Group PLC (The) (United Kingdom)	67,510	1,007,844
Salesforce, Inc.*	127,897	33,654,817
SAP SE (Germany)	71,209	10,960,604
ServiceNow, Inc.*	28,573	20,186,539
Synopsys, Inc.*	4,147	2,135,332
Teradata Corp.*	60,600	2,636,706
Trend Micro, Inc. (Japan)*	25,200	1,344,924
Tyler Technologies, Inc.*	1,087	454,496
Workday, Inc. (Class A Stock)*	35,500	9,800,130
Xero Ltd. (New Zealand)*	12,232	933,161

		528,792,280

Specialized REITs — 0.4%
American Tower Corp.	37,599	8,116,872
Crown Castle, Inc.	11,798	1,359,012
Digital Realty Trust, Inc.	22,371	3,010,689
Equinix, Inc.	10,950	8,819,021
Extra Space Storage, Inc.	5,718	916,767
Gaming & Leisure Properties, Inc.	61,412	3,030,682
Iron Mountain, Inc.	83,558	5,847,389
Public Storage	38,283	11,676,315
SBA Communications Corp.	2,947	747,624
VICI Properties, Inc.	27,656	881,673
Weyerhaeuser Co.	199,071	6,921,699

		51,327,743

Specialty Retail — 0.9%
AutoZone, Inc.*	778	2,011,605
Bath & Body Works, Inc.	6,252	269,836
Best Buy Co., Inc.	21,850	1,710,418

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (cont’d.)
CarMax, Inc.*(a)	16,256	$1,247,485
Fast Retailing Co. Ltd. (Japan)	14,200	3,511,360
H & M Hennes & Mauritz AB (Sweden) (Class B Stock)	28,735	504,013
Home Depot, Inc. (The)	78,604	27,240,216
Industria de Diseno Textil SA (Spain)	183,237	7,995,373
JD Sports Fashion PLC (United Kingdom)	1,230,725	2,597,245
Lowe’s Cos., Inc.	123,922	27,578,841
O’Reilly Automotive, Inc.*	7,328	6,962,186
Petco Health & Wellness Co., Inc.*(a)	1,167,500	3,689,300
Ross Stores, Inc.	30,146	4,171,905
TJX Cos., Inc. (The)	249,396	23,395,839
Tractor Supply Co.(a)	2,931	630,253
Ulta Beauty, Inc.*	5,252	2,573,428

		116,089,303

Technology Hardware, Storage & Peripherals — 2.6%
Apple, Inc.	1,502,739	289,322,340
Brother Industries Ltd. (Japan)	132,600	2,111,656
Canon, Inc. (Japan)	13,600	348,891
Dell Technologies, Inc. (Class C Stock)	46,497	3,557,020
Hewlett Packard Enterprise Co.	504,991	8,574,747
HP, Inc.	142,674	4,293,061
Lenovo Group Ltd. (China)	260,000	363,854
Logitech International SA (Switzerland)	39,689	3,773,963
NetApp, Inc.	5,872	517,676
Samsung Electronics Co. Ltd. (South Korea)	34,852	2,115,406
Seagate Technology Holdings PLC(a)	41,138	3,511,951
Western Digital Corp.*	8,968	469,654

		318,960,219

Textiles, Apparel & Luxury Goods — 0.7%
adidas AG (Germany)	23,297	4,734,109
Brunello Cucinelli SpA (Italy)	23,383	2,288,551
Burberry Group PLC (United Kingdom)	15,482	279,248
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	40,112	5,540,435
Deckers Outdoor Corp.*	8,100	5,414,283
Hermes International SCA (France)	5,067	10,769,986
Lululemon Athletica, Inc.*	30,059	15,368,866
LVMH Moet Hennessy Louis Vuitton SE (France)	27,062	21,988,880
Moncler SpA (Italy)	15,650	963,560
NIKE, Inc. (Class B Stock)	46,152	5,010,723
Pandora A/S (Denmark)	15,803	2,184,846
Ralph Lauren Corp.(a)	18,325	2,642,465
Skechers USA, Inc. (Class A Stock)*	54,400	3,391,296
Tapestry, Inc.	6,359	234,075
VF Corp.	9,094	170,967

		80,982,290

Tobacco — 0.3%
Altria Group, Inc.	175,831	7,093,023
British American Tobacco PLC (United Kingdom)	266,246	7,790,141
Imperial Brands PLC (United Kingdom)	168,465	3,879,378

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Tobacco (cont’d.)
Japan Tobacco, Inc. (Japan)(a)	237,700	$6,138,654
Philip Morris International, Inc.	111,889	10,526,517

		35,427,713

Trading Companies & Distributors — 0.3%
AerCap Holdings NV (Ireland)*	41,700	3,099,144
Ashtead Group PLC (United Kingdom)	27,991	1,945,575
Brenntag SE (Germany)	16,893	1,552,593
Bunzl PLC (United Kingdom)	30,752	1,249,624
Fastenal Co.(a)	15,588	1,009,635
Ferguson PLC	3,649	704,512
Finning International, Inc. (Canada)	24,939	721,227
ITOCHU Corp. (Japan)	88,200	3,593,255
Marubeni Corp. (Japan)	52,800	831,312
Mitsubishi Corp. (Japan)	177,600	2,829,038
Mitsui & Co. Ltd. (Japan)	89,900	3,368,009
Sojitz Corp. (Japan)	32,300	727,684
Toyota Tsusho Corp. (Japan)	16,500	968,256
United Rentals, Inc.	7,299	4,185,393
W.W. Grainger, Inc.(a)	3,912	3,241,835
Watsco, Inc.(a)	2,198	941,777
WESCO International, Inc.	6,300	1,095,444

		32,064,313

Transportation Infrastructure — 0.0%
Aena SME SA (Spain), 144A	15,009	2,724,301
Airports of Thailand PCL (Thailand)	496,354	868,179
Getlink SE (France)	18,775	343,862

		3,936,342

Water Utilities — 0.0%
American Water Works Co., Inc.	36,242	4,783,582

Wireless Telecommunication Services — 0.1%
KDDI Corp. (Japan)	132,600	4,205,874
SoftBank Corp. (Japan)	168,000	2,093,571
SoftBank Group Corp. (Japan)	16,000	706,215
Tele2 AB (Sweden) (Class B Stock)	74,750	642,527
T-Mobile US, Inc.	24,266	3,890,568
Vodafone Group PLC (United Kingdom)	1,302,636	1,137,645

		12,676,400

TOTAL COMMON STOCKS (cost $5,611,528,716)		6,242,125,393

PREFERRED STOCKS — 0.1%
Automobiles — 0.0%
Bayerische Motoren Werke AG (Germany) (PRFC)	4,662	463,882
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC), 144A	6,315	556,207
Volkswagen AG (Germany) (PRFC)	2,457	302,841

		1,322,930

Household Products — 0.1%
Henkel AG & Co. KGaA (Germany) (PRFC)	38,831	3,123,645

	Shares	Value
PREFERRED STOCKS (continued)
Metals & Mining — 0.0%
Gerdau SA (Brazil) (PRFC)	206,945	$1,001,405

TOTAL PREFERRED STOCKS (cost $5,493,757)		5,447,980

UNAFFILIATED EXCHANGE-TRADED FUNDS — 4.2%
iShares Core S&P 500 ETF	196,783	93,989,464
iShares Core U.S. Aggregate Bond ETF	1,132,131	112,364,002
iShares JP Morgan USD Emerging Markets Bond ETF	35,790	3,187,457
iShares MSCI EAFE ETF(a)	462,500	34,849,375
iShares Russell 1000 Growth ETF	355,560	107,795,125
iShares Russell 1000 Value ETF	395,634	65,378,519
SPDR S&P 500 ETF Trust	165,960	78,882,448
Vanguard Total Bond Market ETF	335,009	24,639,912

TOTAL UNAFFILIATED EXCHANGE-TRADED FUNDS (cost $475,455,533)		521,086,302

	Units
WARRANTS* — 0.0%
Pharmaceuticals — 0.0%
Optinose, Inc., expiring 11/23/27	6,012	—

Software — 0.0%
Constellation Software, Inc. (Canada), expiring 03/31/40^	747	3,130

TOTAL WARRANTS (cost $60)		3,130

Interest Rate	Maturity Date		Principal Amount (000)#
ASSET-BACKED SECURITIES — 2.4%
Automobiles — 0.0%
Chesapeake Funding II LLC,
Series 2021-01A, Class A1, 144A
0.470%	04/15/33		186	182,339
Credit Acceptance Auto Loan Trust,
Series 2021-02A, Class A, 144A
0.960%	02/15/30		76	75,897
Exeter Automobile Receivables Trust,
Series 2020-01A, Class D, 144A
2.730%	12/15/25		284	279,731
Series 2021-03A, Class D
1.550%	06/15/27		700	652,700
Ford Auto Securitization Trust (Canada),
Series 2021-AA, Class C, 144A
2.700%	04/15/29	CAD	400	281,777
Ford Credit Auto Owner Trust,
Series 2020-02, Class B, 144A
1.490%	04/15/33		125	116,351
Series 2023-02, Class D, 144A
6.600%	02/15/36		300	302,662
Ford Credit Floorplan Master Owner Trust,
Series 2023-01, Class A1, 144A
4.920%	05/15/28		500	501,046

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
JPMorgan Chase Bank, NA,
Series 2021-01, Class D, 144A
1.174%	09/25/28		34	$33,198
Series 2021-03, Class D, 144A
1.009%	02/26/29		73	70,315
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27		315	308,454
Santander Drive Auto Receivables Trust,
Series 2023-06, Class B
5.980%	04/16/29		100	101,793
Westlake Automobile Receivables Trust,
Series 2021-02A, Class B, 144A
0.620%	07/15/26		3	2,570
Wheels SPV 2 LLC,
Series 2021-01A, Class A, 144A, 1 Month SOFR + 0.394% (Cap N/A, Floor 0.000%)
5.752%(c)	08/20/29		362	360,429
World Omni Select Auto Trust,
Series 2021-A, Class D
1.440%	11/15/27		200	185,204

				3,454,466

Collateralized Loan Obligations — 2.4%
AGL Core CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1, 144A, 3 Month SOFR + 1.652% (Cap N/A, Floor 1.390%)
7.067%(c)	04/20/32		3,441	3,449,009
Allegro CLO Ltd. (Cayman Islands),
Series 2016-01A, Class CR2, 144A, 3 Month SOFR + 2.262% (Cap N/A, Floor 2.000%)
7.655%(c)	01/15/30		670	670,490
Series 2018-02A, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)
6.755%(c)	07/15/31		1,013	1,011,328
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2021-21A, Class A, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.887%(c)	10/20/34		5,000	4,991,327
Anchorage Capital Europe CLO DAC (Ireland),
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.870% (Cap N/A, Floor 0.870%)
4.826%(c)	04/25/34	EUR	1,753	1,890,380
Ares European CLO DAC (Ireland),
Series 11A, Class A1R, 144A, 3 Month EURIBOR + 0.770% (Cap N/A, Floor 0.770%)
4.735%(c)	04/15/32	EUR	5,851	6,355,983
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2017-02A, Class BR2, 144A, 3 Month SOFR + 1.862% (Cap N/A, Floor 1.600%)
7.240%(c)	07/25/34		1,082	1,074,246
Series 2019-02A, Class AR, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)
6.764%(c)	10/17/32		2,855	2,854,745
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)
6.794%(c)	01/20/32		1,000	999,498

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Barings CLO Ltd. (Cayman Islands),
Series 2020-02A, Class AR, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 1.010%)
6.665%(c)	10/15/33		575	$575,530
Battalion CLO Ltd. (Cayman Islands),
Series 2016-10A, Class A1R2, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.830%(c)	01/25/35		2,000	1,994,619
Series 2018-12A, Class A1, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)
6.701%(c)	05/17/31		1,023	1,022,085
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2020-21A, Class A1R, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.825%(c)	10/15/34		12,650	12,654,309
BlueMountain CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R2, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)
6.749%(c)	08/20/32		12,250	12,213,315
BNPP AM Euro CLO DAC (Ireland),
Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)
4.565%(c)	04/15/31	EUR	2,128	2,308,689
Carlyle Euro CLO DAC (Ireland),
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
4.955%(c)	10/15/35	EUR	9,145	9,864,018
CBAM Ltd. (Cayman Islands),
Series 2019-11RA, Class A1, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.857%(c)	01/20/35		2,815	2,799,275
Series 2020-12A, Class AR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)
6.857%(c)	07/20/34		2,553	2,539,092
CIFC Funding Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 0.000%)
6.657%(c)	04/18/31		693	693,515
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.302% (Cap N/A, Floor 0.000%)
6.717%(c)	04/20/31		1,468	1,470,250
Series 2021-05A, Class A, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.402%)
6.795%(c)	07/15/34		2,766	2,768,493
Clover CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.362%)
6.740%(c)	10/25/33		1,480	1,473,781
Columbia Cent CLO Ltd. (Cayman Islands),
Series 2018-28A, Class A2R, 144A, 3 Month SOFR + 1.962% (Cap N/A, Floor 1.700%)
7.342%(c)	11/07/30		500	496,672
Series 2018-28A, Class BR, 144A, 3 Month SOFR + 2.412% (Cap N/A, Floor 2.150%)
7.792%(c)	11/07/30		253	251,970

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Crown Point CLO Ltd. (Cayman Islands),
Series 2021-11A, Class A, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)
6.784%(c)	01/17/34		6,000	$5,976,288
CVC Cordatus Loan Fund DAC (Ireland),
Series 15A, Class AR, 144A, 3 Month EURIBOR + 0.890% (Cap N/A, Floor 0.890%)
4.852%(c)	08/26/32	EUR	7,500	8,166,195
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month SOFR + 1.542% (Cap N/A, Floor 1.542%)
6.935%(c)	07/15/29		104	104,130
Series 2018-09A, Class A1, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.382%)
6.775%(c)	07/15/31		2,118	2,115,638
Series 2021-14A, Class A1, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.877%(c)	10/20/34		10,000	10,012,039
Elmwood CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 1.240%)
6.895%(c)	04/15/33		941	941,718
Fidelity Grand Harbour CLO DAC (Ireland),
Series 2021-01A, Class A, 144A, 3 Month EURIBOR + 1.000% (Cap N/A, Floor 1.000%)
4.965%(c)	10/15/34	EUR	4,250	4,603,019
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 0.000%)
6.665%(c)	04/15/31		3,145	3,144,883
Greywolf CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1SR, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.140%)
6.794%(c)	04/15/34		2,128	2,120,020
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.440% (Cap N/A, Floor 1.440%)
6.856%(c)	10/20/31		1,702	1,701,918
Series 2020-03RA, Class A1R, 144A, 3 Month SOFR + 1.550% (Cap N/A, Floor 1.290%)
6.962%(c)	04/15/33		2,128	2,120,430
Henley CLO DAC (Ireland),
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.900% (Cap N/A, Floor 0.900%)
4.856%(c)	04/25/34	EUR	1,064	1,149,265
HPS Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 0.000%)
6.654%(c)	02/05/31		192	191,295
ICG Rhinebeck CLO Ltd. (Cayman Islands),
Series 2021-04A, Class A1, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.851%(c)	10/26/34		2,500	2,486,602
ICG US CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.322% (Cap N/A, Floor 0.000%)
6.734%(c)	04/21/31		982	980,972

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Indigo Credit Management I DAC (Ireland),
Series 01A, Class B, 144A, 3 Month EURIBOR + 2.600% (Cap N/A, Floor 2.600%)
6.644%(c)	10/15/37	EUR	4,250	$4,695,133
Invesco Euro CLO DAC (Ireland),
Series 01A, Class A1R, 144A, 3 Month EURIBOR + 0.650% (Cap N/A, Floor 0.650%)
4.615%(c)	07/15/31	EUR	2,553	2,768,444
Jamestown CLO Ltd. (Cayman Islands),
Series 2018-06RA, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.790%(c)	04/25/30		419	418,705
Series 2019-14A, Class A1AR, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.877%(c)	10/20/34		9,000	8,995,287
KKR CLO Ltd.,
Series 30A, Class A1R, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 1.020%)
6.684%(c)	10/17/31		1,895	1,894,094
LCM Ltd. (Cayman Islands),
Series 34A, Class A1, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.847%(c)	10/20/34		12,250	12,201,258
Madison Park Euro Funding DAC (Ireland),
Series 14A, Class A1R, 144A, 3 Month EURIBOR + 0.800% (Cap N/A, Floor 0.800%)
4.765%(c)	07/15/32	EUR	4,750	5,158,905
Madison Park Funding Ltd. (Cayman Islands),
Series 2016-21A, Class AARR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.342%)
6.735%(c)	10/15/32		1,975	1,974,314
Series 2018-30A, Class A, 144A, 3 Month SOFR + 1.012% (Cap N/A, Floor 1.012%)
6.405%(c)	04/15/29		1,214	1,212,941
Series 2019-34A, Class AR, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)
6.760%(c)	04/25/32		1,489	1,489,923
Series 2021-59A, Class A, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)
6.797%(c)	01/18/34		8,500	8,494,597
Marble Point CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1R, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.865%(c)	10/15/34		15,750	15,695,100
MidOcean Credit CLO (Cayman Islands),
Series 2013-02A, Class BR, 144A, 3 Month SOFR + 1.912% (Cap N/A, Floor 1.912%)
7.302%(c)	01/29/30		448	446,940
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.000%)
6.687%(c)	10/12/30		1,564	1,562,378
Series 2015-09A, Class A1R, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 0.000%)
6.775%(c)	07/15/31		2,087	2,085,545
Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.512% (Cap N/A, Floor 1.250%)
6.905%(c)	10/15/34		1,500	1,497,599

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Oaktree CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.372% (Cap N/A, Floor 1.110%)
6.784%(c)	04/22/30	7,250	$7,244,442
Series 2019-01A, Class BR, 144A, 3 Month SOFR + 2.012% (Cap N/A, Floor 1.750%)
7.424%(c)	04/22/30	300	297,821
Series 2019-01A, Class CR, 144A, 3 Month SOFR + 2.612% (Cap N/A, Floor 2.350%)
8.024%(c)	04/22/30	250	246,672
Ocean Trails CLO (Cayman Islands),
Series 2020-09A, Class A1R, 144A, 3 Month SOFR + 1.482% (Cap N/A, Floor 1.220%)
6.875%(c)	10/15/34	4,000	3,982,064
OCP CLO Ltd. (Cayman Islands),
Series 2014-05A, Class A1R, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)
6.721%(c)	04/26/31	3,129	3,128,265
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 0.000%)
6.744%(c)	04/17/31	4,861	4,861,605
Series 2014-07RA, Class A1R, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 1.010%)
6.674%(c)	07/17/29	668	668,937
Series 2014-09A, Class A1A3, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)
6.777%(c)	10/20/31	7,500	7,494,045
Series 2015-11A, Class A1R, 144A, 3 Month SOFR + 1.512% (Cap N/A, Floor 0.000%)
6.902%(c)	10/30/30	1,423	1,423,636
Series 2018-18A, Class A, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 1.020%)
6.675%(c)	04/15/31	914	912,967
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.130%)
6.794%(c)	01/17/31	552	552,690
Series 2018-02A, Class A1A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 0.000%)
6.755%(c)	07/16/31	1,182	1,183,277
Parallel Ltd. (Cayman Islands),
Series 2020-01A, Class A2R, 144A, 3 Month SOFR + 2.112% (Cap N/A, Floor 1.850%)
7.527%(c)	07/20/34	588	587,419
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.835%(c)	10/15/34	6,000	5,954,633
PPM CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.805%(c)	07/15/31	2,017	2,017,462
Race Point CLO Ltd. (Cayman Islands),
Series 2013-08A, Class AR2, 144A, 3 Month SOFR + 1.302% (Cap N/A, Floor 1.040%)
6.669%(c)	02/20/30	185	184,776

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Rad CLO Ltd. (Cayman Islands),
Series 2023-19A, Class A1, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)
7.416%(c)	04/20/35		2,000	$2,013,744
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)
6.837%(c)	10/20/31		3,191	3,190,879
Series 2021-03A, Class A1, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.857%(c)	10/20/34		6,000	5,962,447
Signal Peak CLO Ltd.,
Series 2018-05A, Class A, 144A, 3 Month SOFR + 1.372% (Cap N/A, Floor 1.110%)
6.750%(c)	04/25/31		2,715	2,715,753
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.332%)
6.711%(c)	01/26/31		743	742,248
Series 2013-02RA, Class A1, 144A, 3 Month SOFR + 1.212% (Cap N/A, Floor 0.000%)
6.605%(c)	04/15/29		149	149,534
St. Pauls CLO (Netherlands),
Series 11A, Class AR, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)
4.835%(c)	01/17/32	EUR	7,500	8,153,703
St. Paul’s CLO DAC (Ireland),
Series 04A, Class ARR1, 144A, 3 Month EURIBOR + 0.830% (Cap N/A, Floor 0.830%)
4.786%(c)	04/25/30	EUR	735	801,040
Series 05A, Class ARR, 144A, 3 Month EURIBOR + 0.710% (Cap N/A, Floor 0.710%)
4.712%(c)	02/20/30	EUR	2,237	2,435,248
Symphony CLO Ltd. (Cayman Islands),
Series 2018-19A, Class A, 144A, 3 Month SOFR + 1.222% (Cap N/A, Floor 0.960%)
6.615%(c)	04/16/31		275	274,613
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.832%(c)	10/29/34		4,530	4,525,012
Series 2021-02A, Class AS, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.820%(c)	07/25/34		2,128	2,123,068
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 0.000%)
6.904%(c)	01/17/30		783	783,327
Trimaran Cavu Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.884%(c)	04/23/32		2,547	2,546,203
Venture CLO Ltd. (Cayman Islands),
Series 2020-39A, Class A1, 144A, 3 Month SOFR + 1.542% (Cap N/A, Floor 1.542%)
6.935%(c)	04/15/33		629	626,931

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)
6.764%(c)	07/17/31	1,700	$1,699,284
Series 2019-XA, Class A1R, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 0.000%)
6.847%(c)	07/20/32	2,702	2,692,211
Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.814%(c)	01/17/31	1,042	1,041,397
Whitebox CLO Ltd. (Cayman Islands),
Series 2019-01A, Class ANAR, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.130%)
6.790%(c)	07/24/32	12,290	12,266,592
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.865%(c)	10/15/34	2,995	2,983,270

			291,295,409

Consumer Loans — 0.0%
Affirm Asset Securitization Trust,
Series 2021-Z01, Class A, 144A
1.070%	08/15/25	69	68,799
Series 2021-Z02, Class A, 144A
1.170%	11/16/26	163	159,080
Series 2022-X01, Class A, 144A
1.750%	02/15/27	22	21,265
BHG Securitization Trust,
Series 2021-B, Class A, 144A
0.900%	10/17/34	53	51,060
Series 2022-A, Class A, 144A
1.710%	02/20/35	451	438,860
Lendmark Funding Trust,
Series 2021-01A, Class A, 144A
1.900%	11/20/31	185	166,344
OneMain Financial Issuance Trust,
Series 2020-02A, Class A, 144A
1.750%	09/14/35	300	276,399
Series 2023-01A, Class D, 144A
7.490%	06/14/38	200	205,788
Series 2023-02A, Class C, 144A
6.740%	09/15/36	100	101,804
Series 2023-02A, Class D, 144A
7.520%	09/15/36	200	204,589
SoFi Consumer Loan Program Trust,
Series 2021-01, Class B, 144A
1.300%	09/25/30	95	93,676
Series 2021-01, Class C, 144A
1.610%	09/25/30	200	193,351
Series 2021-01, Class D, 144A
2.040%	09/25/30	200	186,327
Upstart Securitization Trust,
Series 2021-04, Class A, 144A
0.840%	09/20/31	23	23,495

			2,190,837

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans — 0.0%
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN01, Class A1, 1 Month SOFR + 0.754% (Cap N/A, Floor 0.640%)
6.110%(c)	05/25/34		17	$16,377
Bear Stearns Asset-Backed Securities Trust,
Series 2003-02, Class A3, 1 Month SOFR + 1.614% (Cap 11.000%, Floor 1.500%)
6.970%(c)	03/25/43		8	7,489
JPMorgan Mortgage Trust,
Series 2023-HE02, Class A1, 144A, 30 Day Average SOFR + 1.700% (Cap N/A, Floor 0.000%)
7.038%(c)	03/25/54		27	27,000
MASTR Asset-Backed Securities Trust,
Series 2004-OPT02, Class A2, 1 Month SOFR + 0.814% (Cap N/A, Floor 0.700%)
6.170%(c)	09/25/34		13	11,761
Option One Mortgage Accept Corp., Asset-Backed Certificates,
Series 2003-05, Class A2, 1 Month SOFR + 0.754% (Cap N/A, Floor 0.640%)
6.110%(c)	08/25/33		15	14,544

				77,171

Other — 0.0%
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month SOFR + 2.914% (Cap N/A, Floor 2.800%)
8.270%(c)	06/25/24		235	230,318

Residential Mortgage-Backed Securities — 0.0%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates,
Series 2004-R01, Class A2, 1 Month SOFR + 0.714% (Cap N/A, Floor 0.600%)
6.070%(c)	02/25/34		4	3,859
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-W10, Class A2, 1 Month SOFR + 0.894% (Cap N/A, Floor 0.780%)
3.826%(c)	10/25/34		9	8,595
Countrywide Asset-Backed Certificates Trust,
Series 2004-BC04, Class M1, 1 Month SOFR + 1.164% (Cap N/A, Floor 1.050%)
6.520%(c)	11/25/34		3	3,276
Merrill Lynch Mortgage Investors Trust,
Series 2004-WMC03, Class M2, 1 Month SOFR + 1.959% (Cap N/A, Floor 1.845%)
7.315%(c)	01/25/35		11	10,191
Rathlin Residential DAC (Ireland),
Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000% (Cap N/A, Floor 0.000%)
5.818%(c)	09/27/75	EUR	260	282,494
Structured Asset Investment Loan Trust,
Series 2004-BNC01, Class A4, 1 Month SOFR + 1.054% (Cap N/A, Floor 0.940%)
6.397%(c)	09/25/34		37	36,602

				345,017

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans — 0.0%
SoFi Professional Loan Program LLC,
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48	60	$56,084
SoFi Professional Loan Program Trust,
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46	107	100,053

			156,137

TOTAL ASSET-BACKED SECURITIES (cost $301,890,091)			297,749,355

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.1%
BANK,
Series 2017-BNK06, Class A4
3.254%	07/15/60	85	80,374
Series 2018-BN13, Class A4
3.953%	08/15/61	320	304,929
Series 2019-BN20, Class A2
2.758%	09/15/62	393	339,041
Series 2019-BN24, Class A3
2.960%	11/15/62	135	119,886
Series 2021-BN34, Class A5
2.438%	06/15/63	165	132,097
Barclays Commercial Mortgage Securities Trust,
Series 2019-C04, Class A4
2.661%	08/15/52	285	258,379
BPR Trust,
Series 2021-TY, Class C, 144A, 1 Month SOFR + 1.814% (Cap N/A, Floor 1.700%)
7.176%(c)	09/15/38	200	190,477
Series 2021-TY, Class D, 144A, 1 Month SOFR + 2.464% (Cap N/A, Floor 2.350%)
7.826%(c)	09/15/38	450	431,074
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A4
2.624%	11/15/52	790	689,801
CD Mortgage Trust,
Series 2017-CD05, Class A3
3.171%	08/15/50	255	237,334
Series 2019-CD08, Class A3
2.657%	08/15/57	705	625,024
CFCRE Commercial Mortgage Trust,
Series 2016-C06, Class A2
2.950%	11/10/49	286	270,959
Series 2016-C07, Class A2
3.585%	12/10/54	251	236,953
Citigroup Commercial Mortgage Trust,
Series 2015-GC31, Class A3
3.497%	06/10/48	575	556,401
Series 2017-C04, Class A3
3.209%	10/12/50	233	217,015
Series 2019-GC41, Class A4
2.620%	08/10/56	280	246,508
Commercial Mortgage Trust,
Series 2013-CR12, Class A4
4.046%	10/10/46	39	37,111
Series 2014-UBS06, Class A4
3.378%	12/10/47	168	164,758

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-LC21, Class A3
3.445%	07/10/48		417	$406,979
Series 2015-LC23, Class A3
3.521%	10/10/48		365	355,363
Series 2016-COR01, Class A3
2.826%	10/10/49		336	313,962
CSAIL Commercial Mortgage Trust,
Series 2017-CX10, Class A4
3.191%	11/15/50		215	197,442
Series 2018-CX12, Class A3 (original cost $220,902; purchased 07/09/21)(f)
3.959%	08/15/51		195	184,750
Series 2019-C17, Class A4
2.763%	09/15/52		105	90,981
Deco DAC (United Kingdom),
Series 2019-RAM, Class A, SONIA + 2.007% (Cap N/A, Floor 2.007%)
7.227%(c)	08/07/30	GBP	400	503,569
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A4
2.632%	08/10/49		227	211,029
DOLP Trust,
Series 2021-NYC, Class A, 144A
2.956%	05/10/41		140	115,259
FHLMC Multifamily Structured Pass-Through Certificates,
Series K040, Class X1, IO
0.649%(cc)	09/25/24		109	325
Series K052, Class X1, IO
0.626%(cc)	11/25/25		9,222	87,672
Series K055, Class X1, IO
1.336%(cc)	03/25/26		2,180	55,563
Series K097, Class X1, IO
1.091%(cc)	07/25/29		1,172	57,859
Series K131, Class X1, IO
0.728%(cc)	07/25/31		11,374	500,393
Series K736, Class X1, IO
1.283%(cc)	07/25/26		156	3,949
Series K741, Class X1, IO
0.567%(cc)	12/25/27		154	2,825
Series K753, Class A2
4.400%	10/25/30		195	194,507
GS Mortgage Securities Corp. Trust,
Series 2021-IP, Class D, 144A, 1 Month SOFR + 2.214% (Cap N/A, Floor 2.100%)
7.576%(c)	10/15/36		260	237,094
Series 2021-IP, Class E, 144A, 1 Month SOFR + 3.664% (Cap N/A, Floor 3.550%)
9.026%(c)	10/15/36		420	376,991
GS Mortgage Securities Trust,
Series 2014-GC26, Class A4
3.364%	11/10/47		118	115,643
Series 2019-GC42, Class A3
2.749%	09/10/52		625	555,033
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A4A1
3.408%	11/15/47		521	509,669

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2021-NYAH, Class G, 144A, 1 Month SOFR + 2.754% (Cap N/A, Floor 2.640%)
8.116%(c)	06/15/38		800	$562,767
Series 2021-NYAH, Class H, 144A, 1 Month SOFR + 3.504% (Cap N/A, Floor 3.390%)
8.866%(c)	06/15/38		435	288,519
Series 2022-ACB, Class D, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)
8.238%(c)	03/15/39		300	286,449
Series 2022-ACB, Class E, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 3.350%)
8.688%(c)	03/15/39		850	810,448
Morgan Stanley Capital I Trust,
Series 2016-UB12, Class A4
3.596%	12/15/49		140	131,858
Series 2019-H07, Class A3
3.005%	07/15/52		50	44,847
Series 2019-MEAD, Class D, 144A
3.177%(cc)	11/10/36		500	419,662
ONE Mortgage Trust,
Series 2021-PARK, Class D, 144A, 1 Month SOFR + 1.614% (Cap N/A, Floor 1.500%)
6.976%(c)	03/15/36		110	99,735
Taurus DAC (United Kingdom),
Series 2021-UK4A, Class D, 144A, SONIA + 2.100% (Cap N/A, Floor 2.100%)
7.321%(c)	08/17/31	GBP	1,303	1,576,785
UBS Commercial Mortgage Trust,
Series 2018-C12, Class A4 (original cost $367,936; purchased 07/09/21)(f)
4.030%	08/15/51		325	307,996
Series 2019-C16, Class A3
3.344%	04/15/52		280	258,894
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50		32	31,892
Series 2017-C38, Class A4
3.190%	07/15/50		248	232,354
Series 2017-C41, Class A3
3.210%	11/15/50		420	392,316
Series 2019-C49, Class A3
3.749%	03/15/52		375	362,601
Series 2019-C52, Class A4
2.643%	08/15/52		180	161,031
Series 2021-C59, Class A5
2.626%	04/15/54		100	84,526

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $18,572,206)				16,267,658

CORPORATE BONDS — 2.2%
Aerospace & Defense — 0.1%
Boeing Co. (The),
Sr. Unsec’d. Notes
1.433%	02/04/24		1,875	1,867,460
2.196%	02/04/26		471	445,087

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Aerospace & Defense (cont’d.)
3.625%	02/01/31		815	$757,689
5.705%	05/01/40		125	129,556
5.805%	05/01/50		100	103,717
5.930%	05/01/60		50	51,909
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.125%	06/15/26		86	85,504
7.500%	02/01/29(a)		100	101,139
7.875%	04/15/27(a)		2,671	2,674,873
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
4.950%	10/15/25		270	272,446
TransDigm, Inc.,
Gtd. Notes
4.625%	01/15/29(a)		170	159,396

				6,648,776

Agriculture — 0.0%
Altria Group, Inc.,
Gtd. Notes
3.125%	06/15/31	EUR	815	815,658
BAT International Finance PLC (United Kingdom),
Gtd. Notes, EMTN
1.250%	03/13/27	EUR	204	209,381
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29		1,985	1,817,280

				2,842,319

Airlines — 0.0%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A
5.500%	04/20/26		58	57,894
5.750%	04/20/29		85	82,576
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26		1,390	1,355,695
4.625%	04/15/29		335	312,188

				1,808,353

Apparel — 0.0%
Levi Strauss & Co.,
Sr. Unsec’d. Notes, 144A
3.500%	03/01/31(a)		145	126,159
William Carter Co. (The),
Gtd. Notes, 144A
5.625%	03/15/27		1,810	1,791,655

				1,917,814

Auto Manufacturers — 0.1%
Daimler Truck Finance North America LLC (Germany),
Gtd. Notes, 144A
5.500%	09/20/33		195	198,890
Ford Motor Co.,
Sr. Unsec’d. Notes
3.250%	02/12/32(a)		750	623,954
4.750%	01/15/43		332	274,252

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.664%	09/08/24		1,475	$1,449,737
4.000%	11/13/30		363	325,367
6.798%	11/07/28		200	209,279
6.800%	05/12/28		675	705,091
General Motors Co.,
Sr. Unsec’d. Notes
6.250%	10/02/43		285	291,563
Mercedes-Benz Finance North America LLC (Germany),
Gtd. Notes, 144A
5.375%	11/26/25		335	338,557
Stellantis Finance US, Inc.,
Gtd. Notes, 144A
2.691%	09/15/31		205	171,885
Volkswagen International Finance NV (Germany),
Gtd. Notes
3.875%(ff)	06/17/29(oo)	EUR	800	806,943

				5,395,518

Auto Parts & Equipment — 0.0%
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25		52	51,740
Dana, Inc.,
Sr. Unsec’d. Notes
4.250%	09/01/30(a)		180	161,050
4.500%	02/15/32		125	109,230
5.625%	06/15/28(a)		475	470,794
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A
8.000%	11/17/28		725	619,794

				1,412,608

Banks — 0.4%
ABN AMRO Bank NV (Netherlands),
Covered Bonds, EMTN
0.400%	09/17/41	EUR	300	208,097
Sr. Non-Preferred Notes, 144A, MTN
6.575%(ff)	10/13/26		500	507,579
Agricultural Development Bank of China (China),
Sr. Unsec’d. Notes
3.800%	10/27/30	CNH	11,500	1,698,246
Banco Santander SA (Spain),
Sr. Non-Preferred Notes
4.175%(ff)	03/24/28		200	192,041
Bank Gospodarstwa Krajowego (Poland),
Gov’t. Gtd. Notes, 144A, MTN
5.375%	05/22/33		400	405,060
Gov’t. Gtd. Notes, EMTN
4.000%	09/08/27	EUR	200	224,378
Bank of America Corp.,
Sr. Unsec’d. Notes
2.572%(ff)	10/20/32		595	493,599
5.933%(ff)	09/15/27		305	311,140
Sr. Unsec’d. Notes, MTN
3.194%(ff)	07/23/30		103	93,409

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
3.970%(ff)	03/05/29		575	$549,181
4.271%(ff)	07/23/29		55	53,075
4.827%(ff)	07/22/26		305	302,738
Sub. Notes
2.482%(ff)	09/21/36		95	75,376
Bank of New York Mellon (The),
Sr. Unsec’d. Notes, MTN
5.224%(ff)	11/21/25		335	335,000
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes
4.750%	02/02/26		320	318,762
Sr. Unsec’d. Notes, MTN
3.450%	04/11/25		265	259,145
Banque Federative du Credit Mutuel SA (France),
Sr. Non-Preferred Notes, EMTN
4.375%	05/02/30	EUR	100	114,539
Sub. Notes
3.875%(ff)	06/16/32	EUR	400	435,619
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
3.250%	01/17/33	GBP	100	107,860
BNP Paribas SA (France),
Sr. Non-Preferred Notes
1.875%	12/14/27	GBP	100	114,744
Sr. Non-Preferred Notes, 144A
2.159%(ff)	09/15/29		275	238,873
Sr. Non-Preferred Notes, EMTN
0.500%(ff)	01/19/30	EUR	200	189,285
2.125%(ff)	01/23/27	EUR	1,000	1,071,947
Sr. Preferred Notes, 144A
5.335%(ff)	06/12/29		250	253,221
Sr. Preferred Notes, EMTN
3.875%(ff)	01/10/31	EUR	100	113,561
Sr. Unsec’d. Notes, 144A
5.894%(ff)	12/05/34		295	308,591
BPCE SA (France),
Sr. Non-Preferred Notes, 144A
1.652%(ff)	10/06/26		790	735,069
6.612%(ff)	10/19/27(a)		590	607,348
Sr. Non-Preferred Notes, EMTN
4.750%(ff)	06/14/34	EUR	100	117,251
CaixaBank SA (Spain),
Covered Bonds
1.000%	09/25/25	EUR	200	212,520
Cassa Depositi e Prestiti SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.750%	05/05/26		800	798,737
Cie de Financement Foncier SA (France),
Covered Bonds, EMTN
3.375%	09/16/31	EUR	400	457,490
Covered Bonds, Series DOM
0.875%	09/11/28	EUR	200	202,731
Citigroup, Inc.,
Jr. Sub. Notes
3.875%(ff)	02/18/26(oo)		425	376,554
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)		115	107,159

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Jr. Sub. Notes, Series W
4.000%(ff)	12/10/25(a)(oo)		440	$405,399
Sr. Unsec’d. Notes
3.980%(ff)	03/20/30		11	10,436
4.075%(ff)	04/23/29(a)		1,360	1,310,085
Sub. Notes
6.174%(ff)	05/25/34		380	394,122
Cooperatieve Rabobank UA (Netherlands),
Covered Bonds, EMTN
0.125%	12/01/31	EUR	1,300	1,166,980
Sr. Preferred Notes, GMTN
3.500%	12/14/26	AUD	300	196,299
Credit Agricole SA (France),
Sr. Non-Preferred Notes, 144A
6.316%(ff)	10/03/29		305	320,219
Sr. Non-Preferred Notes, EMTN
0.375%	04/20/28	EUR	100	97,424
Sr. Preferred Notes, EMTN
3.875%	11/28/34	EUR	200	230,796
Danske Bank A/S (Denmark),
Sr. Non-Preferred Notes, EMTN
4.750%(ff)	06/21/30	EUR	535	622,274
Sub. Notes, EMTN
2.500%(ff)	06/21/29	EUR	1,140	1,243,149
Deutsche Bank AG (Germany),
Sr. Non-Preferred Notes
2.552%(ff)	01/07/28		295	270,026
Sr. Non-Preferred Notes, EMTN
0.750%(ff)	02/17/27	EUR	1,000	1,029,555
Sub. Notes, EMTN
3.662%(ff)	04/10/25	CNH	1,000	138,936
Emirates NBD Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes
3.050%	02/26/30	AUD	660	395,399
6.100%	02/21/33	AUD	400	285,170
Fifth Third Bancorp,
Sr. Unsec’d. Notes
6.339%(ff)	07/27/29		75	78,028
First Abu Dhabi Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
0.125%	02/16/26	EUR	200	203,449
3.400%	08/18/25	CNH	1,000	139,779
3.500%	07/02/25	CNH	1,000	139,809
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A
12.000%	10/01/28		200	218,082
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series V
4.125%(ff)	11/10/26(a)(oo)		400	355,962
Sr. Unsec’d. Notes
1.992%(ff)	01/27/32		1,095	886,233
4.482%(ff)	08/23/28		170	166,889
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
0.641%(ff)	09/24/29	EUR	205	198,265
3.000%(ff)	07/22/28	GBP	975	1,156,101

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, EMTN
4.787%(ff)	03/10/32	EUR	200	$233,284
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
6.208%(ff)	08/21/29(a)		420	432,992
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
0.250%(ff)	02/18/29	EUR	200	191,423
3.869%(ff)	03/28/26		300	293,965
Intesa Sanpaolo SpA (Italy),
Sr. Non-Preferred Notes, 144A
7.778%(ff)	06/20/54		200	205,158
Israel Discount Bank Ltd. (Israel),
Sr. Unsec’d. Notes, 144A
5.375%	01/26/28		360	349,087
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)		585	563,517
Sr. Unsec’d. Notes
0.991%(ff)	04/28/26	GBP	505	607,750
1.953%(ff)	02/04/32		35	28,486
2.069%(ff)	06/01/29		830	735,864
2.545%(ff)	11/08/32		250	208,842
4.851%(ff)	07/25/28(a)		305	305,028
5.299%(ff)	07/24/29		480	487,060
KBC Group NV (Belgium),
Sr. Unsec’d. Notes, EMTN
4.375%(ff)	04/19/30	EUR	200	228,895
Kreditanstalt fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes
0.375%	04/23/25	EUR	1,278	1,364,897
4.125%	07/15/33		1,742	1,748,255
Gov’t. Gtd. Notes, EMTN
0.875%	07/04/39	EUR	882	738,997
M&T Bank Corp.,
Sr. Unsec’d. Notes
7.413%(ff)	10/30/29		725	780,831
MFB Magyar Fejlesztesi Bank Zrt (Hungary),
Gov’t. Gtd. Notes
1.375%	06/24/25	EUR	300	315,633
Morgan Stanley,
Sr. Unsec’d. Notes
0.406%(ff)	10/29/27	EUR	650	658,512
3.620%(ff)	04/17/25		325	323,030
5.123%(ff)	02/01/29		130	130,520
5.449%(ff)	07/20/29		150	152,839
Sr. Unsec’d. Notes, EMTN
0.000%	04/02/32		100	59,400
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31		860	753,334
Sr. Unsec’d. Notes, MTN
2.943%(ff)	01/21/33		175	148,741
5.250%(ff)	04/21/34		115	114,881
Sub. Notes
2.484%(ff)	09/16/36		125	99,221

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Nederlandse Waterschapsbank NV (Netherlands),
Sr. Unsec’d. Notes, EMTN
0.000%	11/16/26	EUR	1,285	$1,321,315
Permanent TSB Group Holdings PLC (Ireland),
Sr. Unsec’d. Notes
6.625%(ff)	04/25/28	EUR	200	232,757
6.625%(ff)	06/30/29	EUR	180	212,615
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
6.875%(ff)	10/20/34		175	194,341
QNB Finance Ltd. (Qatar),
Gtd. Notes, EMTN
3.800%	06/17/25	CNH	1,000	140,365
Gtd. Notes, MTN
4.900%	02/01/28	AUD	300	202,620
Societe Generale SA (France),
Sr. Non-Preferred Notes, 144A
2.889%(ff)	06/09/32		365	300,999
Sr. Non-Preferred Notes, EMTN
1.250%	12/07/27	GBP	300	331,728
Sr. Preferred Notes, EMTN
0.250%	07/08/27	EUR	800	794,385
Sub. Notes, EMTN
1.000%(ff)	11/24/30	EUR	1,000	1,035,041
State Street Corp.,
Sr. Unsec’d. Notes
5.272%	08/03/26		515	522,197
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes
5.103%	01/09/26		325	326,480
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
5.867%(ff)	06/08/34		60	61,224
7.161%(ff)	10/30/29		170	183,447
U.S. Bancorp,
Sr. Unsec’d. Notes
5.836%(ff)	06/12/34(a)		95	98,051
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes
2.875%(ff)	04/02/32	EUR	100	102,960
Sr. Unsec’d. Notes, 144A
1.305%(ff)	02/02/27		670	613,050
6.246%(ff)	09/22/29		340	354,004
Sr. Unsec’d. Notes, EMTN
0.625%	01/18/33	EUR	190	157,512
UniCredit SpA (Italy),
Sr. Non-Preferred Notes, 144A
2.569%(ff)	09/22/26		820	771,465
Wells Fargo & Co.,
Sr. Unsec’d. Notes
6.303%(ff)	10/23/29(a)		175	184,609
6.491%(ff)	10/23/34		75	81,682
Sr. Unsec’d. Notes, MTN
4.897%(ff)	07/25/33		85	82,859
5.557%(ff)	07/25/34		550	560,481
5.574%(ff)	07/25/29		345	352,215

				45,727,635

Interest Rate	Maturity Date	Principal Amount (000)#			Value

CORPORATE BONDS (continued)
Beverages — 0.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
(Belgium),
Gtd. Notes
4.700%	02/01/36		205 $		204,598
4.900%	02/01/46			510	499,195
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.000%	04/13/28			50	49,418
4.350%	06/01/40			220	205,865
4.439%	10/06/48			20	18,464
5.550%	01/23/49			125	134,814
Diageo Capital PLC (United Kingdom),
Gtd. Notes
5.200%	10/24/25(a)			200	201,666
5.300%	10/24/27			255	262,935

					1,576,955

Biotechnology — 0.0%
Amgen, Inc.,
Sr. Unsec’d. Notes
4.200%	03/01/33			90	85,634
5.150%	03/02/28			430	439,663
5.250%	03/02/30			290	298,217
5.600%	03/02/43			45	46,534
5.650%	03/02/53			55	57,980
5.750%	03/02/63			65	68,366

					996,394

Building Materials — 0.0%
Carrier Global Corp.,
Sr. Unsec’d. Notes, 144A
4.125%	05/29/28	EUR		310	350,602
4.375%	05/29/25	EUR		300	333,917
4.500%	11/29/32	EUR		200	235,841
5.800%	11/30/25			810	821,225
6.200%	03/15/54			45	52,176
Griffon Corp.,
Gtd. Notes
5.750%	03/01/28			530	521,023
JELD-WEN, Inc.,
Gtd. Notes, 144A
4.625%	12/15/25			151	146,538
Masonite International Corp.,
Gtd. Notes, 144A
3.500%	02/15/30(a)			125	108,029
Sika Capital BV (Switzerland),
Gtd. Notes
1.500%	04/29/31	EUR		155	153,691
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A
6.000%	11/01/28			1,360	1,342,628
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
3.375%	01/15/31			115	98,779
4.375%	07/15/30			1,142	1,047,810

					5,212,259

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Chemicals — 0.0%
Ashland Services BV,
Gtd. Notes
2.000%	01/30/28	EUR	1,500	$1,536,930
Celanese US Holdings LLC,
Gtd. Notes
6.350%	11/15/28		160	167,769
6.700%	11/15/33(a)		185	201,101
CF Industries, Inc.,
Gtd. Notes
5.375%	03/15/44		200	191,568
FMC Corp.,
Sr. Unsec’d. Notes
5.150%	05/18/26		210	209,781
Rain Carbon, Inc.,
Sr. Sec’d. Notes, 144A
12.250%	09/01/29(a)		325	317,885
Valvoline, Inc.,
Sr. Unsec’d. Notes, 144A
3.625%	06/15/31		45	38,405

				2,663,439

Commercial Services — 0.1%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.000%	06/01/29(a)		845	692,220
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4
Sarl,
Sr. Sec’d. Notes, 144A
4.625%	06/01/28		965	870,912
Autostrade per l’Italia SpA (Italy),
Sr. Unsec’d. Notes
2.000%	12/04/28	EUR	460	465,857
Sr. Unsec’d. Notes, EMTN
2.250%	01/25/32	EUR	580	548,985
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes
2.375%	09/25/26	EUR	200	211,658
4.250%	09/25/30	GBP	300	354,855
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.900%	05/01/33		50	49,950
5.400%	05/01/53		85	89,381
Freeport Terminal Malta PLC (Malta),
Gov’t. Gtd. Notes, 144A
7.250%	05/15/28		600	652,035
GTCR W-2 Merger Sub LLC,
Sr. Sec’d. Notes, 144A
7.500%	01/15/31		200	212,189
Northeastern University,
Unsec’d. Notes, Series 2020
2.894%	10/01/50		96	67,313
S&P Global, Inc.,
Gtd. Notes
2.450%	03/01/27		340	320,601
2.700%	03/01/29		85	78,695

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32		1,035	$919,251
3.875%	02/15/31		60	54,531
4.875%	01/15/28(a)		550	537,197
5.250%	01/15/30(a)		1,660	1,638,108

				7,763,738

Computers — 0.0%
NCR Atleos Corp.,
Sr. Sec’d. Notes, 144A
9.500%	04/01/29		446	475,243

Distribution/Wholesale — 0.0%
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28		1,470	1,335,036

Diversified Financial Services — 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
2.450%	10/29/26		230	212,697
American Express Co.,
Sub. Notes
5.625%(ff)	07/28/34		165	170,771
BlackRock, Inc.,
Sr. Unsec’d. Notes
4.750%	05/25/33		135	136,400
BPCE SFH SA (France),
Covered Bonds
1.125%	04/12/30	EUR	1,400	1,398,799
3.250%	04/12/28	EUR	300	337,426
Capital One Financial Corp.,
Sr. Unsec’d. Notes
6.377%(ff)	06/08/34		515	530,782
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
1.125%	04/06/27	EUR	1,492	1,565,415
CPPIB Capital, Inc. (Canada),
Gtd. Notes, EMTN
0.250%	04/06/27	EUR	1,193	1,220,139
Global Aircraft Leasing Co. Ltd. (Cayman Islands),
Sr. Unsec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%
6.500%	09/15/24		212	198,734
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
1.850%	09/15/32(a)		400	320,954
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes
2.625%	10/15/31		750	621,919
LeasePlan Corp. NV (Netherlands),
Sr. Unsec’d. Notes, EMTN
2.125%	05/06/25	EUR	700	758,161
LPL Holdings, Inc.,
Gtd. Notes, 144A
4.000%	03/15/29		124	114,074
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
6.000%	01/15/27(a)		2,000	1,985,599

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
OMERS Finance Trust (Canada),
Gtd. Notes, 144A
3.500%	04/19/32		658	$607,280
4.000%	04/20/28		255	250,181
5.500%	11/15/33		499	529,430
OneMain Finance Corp.,
Gtd. Notes
7.125%	03/15/26		2,020	2,058,438
Ontario Teachers’ Finance Trust (Canada),
Gtd. Notes
0.500%	05/06/25	EUR	774	823,364
Gtd. Notes, 144A
1.250%	09/27/30		2,658	2,159,696
2.000%	04/16/31		1,219	1,028,770
Gtd. Notes, EMTN
0.100%	05/19/28	EUR	1,665	1,632,682
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
4.250%	02/15/29		484	436,032
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, GMTN
1.841%	09/21/28	EUR	600	578,858
Toll Road Investors Partnership II LP,
Insured Notes, 144A
5.185%(s)	02/15/43		189	52,917
Visa, Inc.,
Sr. Unsec’d. Notes
2.000%	06/15/29	EUR	100	106,030

				19,835,548

Electric — 0.2%
Bulgarian Energy Holding EAD (Bulgaria),
Sr. Unsec’d. Notes
2.450%	07/22/28	EUR	650	624,284
Caledonia Generating LLC,
Sr. Sec’d. Notes, 144A
1.950%	02/28/34		325	275,588
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31		610	537,231
4.500%	02/15/28		995	946,669
5.250%	06/01/26		71	70,052
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29		35	32,507
5.000%	02/01/31		460	421,893
5.125%	03/15/28		1,506	1,443,176
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes
5.000%	09/29/36		636	528,970
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	06/01/28		224	219,874
Duke Energy Corp.,
Sr. Unsec’d. Notes
4.300%	03/15/28		125	123,196
4.500%	08/15/32		70	67,852

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
EDP Servicios Financieros Espana SA (Portugal),
Sr. Unsec’d. Notes, EMTN
4.375%	04/04/32	EUR	535	$628,826
Engie SA (France),
Jr. Sub. Notes
3.250%(ff)	11/28/24(oo)	EUR	700	760,818
Sr. Unsec’d. Notes, EMTN
2.000%	09/28/37	EUR	200	183,585
3.625%	01/11/30	EUR	300	339,664
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, MTN
6.350%	08/10/28		2,000	1,941,875
Eversource Energy,
Sr. Unsec’d. Notes
4.750%	05/15/26		245	243,758
FirstEnergy Corp.,
Sr. Unsec’d. Notes
2.650%	03/01/30		69	59,946
Sr. Unsec’d. Notes, Series C
5.100%	07/15/47		139	127,263
Iberdrola International BV (Spain),
Gtd. Notes, Series NC5
1.874%(ff)	01/28/26(oo)	EUR	700	727,017
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, EMTN
7.750%	12/15/27		500	530,575
ITC Holdings Corp.,
Sr. Unsec’d. Notes, 144A
4.950%	09/22/27		45	45,180
National Grid Electricity Distribution East Midlands PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
3.530%	09/20/28	EUR	285	319,119
National Grid PLC (United Kingdom),
Sr. Unsec’d. Notes
5.809%	06/12/33		200	207,638
Sr. Unsec’d. Notes, EMTN
3.245%	03/30/34	EUR	120	125,821
New England Power Co. (United Kingdom),
Sr. Unsec’d. Notes, 144A
2.807%	10/06/50		141	90,184
Niagara Mohawk Power Corp.,
Sr. Unsec’d. Notes, 144A
5.783%	09/16/52		20	20,708
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28		914	910,563
Gtd. Notes, 144A
3.375%	02/15/29(a)		125	110,435
3.625%	02/15/31		1,034	889,442
3.875%	02/15/32		35	29,972
Jr. Sub. Notes, 144A
10.250%(ff)	03/15/28(oo)		325	338,312
Sr. Sec’d. Notes, 144A
2.000%	12/02/25		455	425,669
NTPC Ltd. (India),
Sr. Unsec’d. Notes, EMTN
2.750%	02/01/27	EUR	700	733,532

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Ontario Electricity Financial Corp. (Canada),
Local Gov’t. Gtd. Notes, Series 40
2.427%(s)	04/11/31	CAD	400	$228,130
Pacific Gas & Electric Co.,
First Mortgage
3.300%	08/01/40		75	54,972
4.950%	07/01/50		125	107,196
6.100%	01/15/29		535	553,314
6.950%	03/15/34		140	154,134
Sr. Sec’d. Notes
3.250%	06/01/31		190	164,674
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (Indonesia),
Sr. Unsec’d. Notes
1.875%	11/05/31	EUR	400	358,015
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
2.450%	11/15/31		75	63,095
Sempra,
Sr. Unsec’d. Notes
3.300%	04/01/25		215	209,713
3.700%	04/01/29		15	14,288
Southern California Edison Co.,
First Mortgage
5.650%	10/01/28		75	78,204
5.850%	11/01/27		125	130,563
5.950%	11/01/32(a)		45	48,365
First Ref. Mortgage, Series 08-A
5.950%	02/01/38		11	11,540
Southern Co. (The),
Sr. Unsec’d. Notes
5.200%	06/15/33		170	173,461
5.500%	03/15/29		735	764,964
5.700%	03/15/34		60	63,188
Southwestern Public Service Co.,
First Mortgage
4.500%	08/15/41		27	23,995
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26(oo)		700	693,692
8.000%(ff)	10/15/26(oo)		2,275	2,267,191
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		2,405	2,341,817
5.500%	09/01/26		10	9,935
5.625%	02/15/27		10	9,888
Sr. Sec’d. Notes, 144A
3.550%	07/15/24		325	320,086

				23,925,614

Electronics — 0.0%
Assa Abloy AB (Sweden),
Sr. Unsec’d. Notes, EMTN
3.875%	09/13/30	EUR	335	387,410
Honeywell International, Inc.,
Sr. Unsec’d. Notes
3.750%	05/17/32	EUR	745	850,024
4.125%	11/02/34	EUR	155	181,417

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electronics (cont’d.)
Sensata Technologies, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31		75	$66,093

				1,484,944

Engineering & Construction — 0.0%
Aeroporti di Roma SpA (Italy),
Sr. Unsec’d. Notes, EMTN
1.750%	07/30/31	EUR	815	775,520
Cellnex Finance Co. SA (Spain),
Gtd. Notes, EMTN
1.250%	01/15/29	EUR	200	197,254
2.000%	02/15/33	EUR	2,100	1,952,445
Cellnex Telecom SA (Spain),
Sr. Unsec’d. Notes, EMTN
1.750%	10/23/30	EUR	400	385,756
Heathrow Funding Ltd. (United Kingdom),
Sr. Sec’d. Notes
1.500%	10/12/27	EUR	975	1,041,572
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes
3.875%	04/30/28		256	239,782
5.500%	07/31/47		200	171,836
Sr. Sec’d. Notes, 144A
3.875%	04/30/28		294	275,375
TopBuild Corp.,
Gtd. Notes, 144A
4.125%	02/15/32(a)		325	290,504

				5,330,044

Entertainment — 0.0%
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	02/15/30		400	411,234
Sr. Unsec’d. Notes, 144A
4.625%	10/15/29(a)		1,300	1,175,246
Caesars Resort Collection LLC/CRC Finco, Inc.,
Sr. Sec’d. Notes, 144A
5.750%	07/01/25		275	274,798
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A			600	603,499
7.625%	04/15/26
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes,144A
5.875%	09/01/31(a)		1,000	773,269
Warnermedia Holdings, Inc.,
Gtd. Notes
3.638%	03/15/25		305	298,582
4.054%	03/15/29		85	80,599
4.279%	03/15/32		170	155,527
5.050%	03/15/42(a)		310	273,321
5.141%	03/15/52		110	94,648
6.412%	03/15/26		610	610,473
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29		30	28,336

				4,779,532

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Environmental Control — 0.0%
GFL Environmental, Inc. (Canada),
Sr. Sec’d. Notes, 144A
6.750%	01/15/31		300	$309,120
Veralto Corp.,
Gtd. Notes, 144A
5.350%	09/18/28(a)		450	461,252
5.500%	09/18/26		765	777,748

				1,548,120

Foods — 0.1%
B&G Foods, Inc.,
Gtd. Notes
5.250%	09/15/27(a)		625	568,849
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
3.250%	02/16/26	GBP	2,285	2,694,802
4.500%	02/16/26	GBP	160	192,727
Bellis Finco PLC (United Kingdom),
Gtd. Notes
4.000%	02/16/27	GBP	1,700	1,875,749
Sr. Unsec’d. Notes, 144A
4.000%	02/16/27	GBP	884	975,389
Bimbo Bakeries USA, Inc. (Mexico),
Gtd. Notes, 144A
6.400%	01/15/34		200	221,607
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes
5.125%	02/01/28		540	535,836
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30		325	299,822
4.375%	01/31/32		375	342,272
Post Holdings, Inc.,
Gtd. Notes, 144A
5.500%	12/15/29		275	265,586
Sr. Unsec’d. Notes, 144A
4.500%	09/15/31(a)		475	426,916

				8,399,555

Forest Products & Paper — 0.0%
Suzano Austria GmbH (Brazil),
Gtd. Notes
3.750%	01/15/31		114	99,714

Gas — 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.750%	05/20/27		224	217,871
5.875%	08/20/26		50	49,395
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.001%	08/01/29		272	243,594
National Gas Transmission PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
1.125%	01/14/33	GBP	150	138,750
Southern California Gas Co.,
First Mortgage
6.350%	11/15/52		150	171,621

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Gas (cont’d.)
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	05/30/47		100	$84,607
Terega SA (France),
Sr. Unsec’d. Notes
0.875%	09/17/30	EUR	700	652,894

				1,558,732

Hand/Machine Tools — 0.0%
Regal Rexnord Corp.,
Gtd. Notes, 144A
6.050%	02/15/26		293	296,126

Healthcare-Products — 0.0%
Boston Scientific Corp.,
Sr. Unsec’d. Notes
0.625%	12/01/27	EUR	335	337,911
2.650%	06/01/30		53	47,358
GE HealthCare Technologies, Inc.,
Gtd. Notes
5.550%	11/15/24(a)		460	460,278
Medline Borrower LP,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		1,240	1,121,585
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29(a)		500	472,185
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
3.650%	11/21/34	EUR	200	229,502

				2,668,819

Healthcare-Services — 0.1%
Bon Secours Mercy Health, Inc.,
Sec’d. Notes, Series 20-2
2.095%	06/01/31		141	115,598
CommonSpirit Health,
Sr. Sec’d. Notes
2.782%	10/01/30		312	270,283
3.910%	10/01/50		28	22,050
DaVita, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31		135	110,822
4.625%	06/01/30		1,945	1,700,296
HCA, Inc.,
Gtd. Notes
3.625%	03/15/32		10	8,945
4.625%	03/15/52		60	51,206
5.000%	03/15/24		1,550	1,546,833
5.250%	06/15/26		550	552,798
5.375%	02/01/25		965	964,604
5.875%	02/01/29		140	144,446
5.900%	06/01/53		195	200,231
Humana, Inc.,
Sr. Unsec’d. Notes
5.950%	03/15/34		175	187,382
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A
4.375%	02/15/27		25	23,152

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A
7.250%	11/01/25	1,205	$1,177,949
Roche Holdings, Inc.,
Gtd. Notes, 144A
1.930%	12/13/28(a)	290	258,700
Tenet Healthcare Corp.,
Gtd. Notes
6.125%	10/01/28(a)	1,750	1,741,912
Sr. Sec’d. Notes
4.250%	06/01/29	325	302,586
4.375%	01/15/30	115	106,753
4.875%	01/01/26	5	4,946
5.125%	11/01/27	955	934,242
Trinity Health Corp.,
Sr. Unsec’d. Notes, Series 2021
2.632%	12/01/40	113	81,998
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/39	110	93,545
4.000%	05/15/29	210	206,879
4.375%	03/15/42	100	92,678
4.750%	07/15/45	34	32,998
4.750%	05/15/52	40	38,466
5.050%	04/15/53	70	70,809
5.200%	04/15/63	85	86,877
5.250%	02/15/28	230	237,909

			11,367,893

Home Builders — 0.1%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
6.625%	01/15/28	1,622	1,580,035
Beazer Homes USA, Inc.,
Gtd. Notes
5.875%	10/15/27	25	24,406
7.250%	10/15/29(a)	799	808,527
Brookfield Residential Properties, Inc./Brookfield Residential US LLC
(Canada),
Gtd. Notes, 144A
6.250%	09/15/27	195	188,663
Sr. Unsec’d. Notes, 144A
5.000%	06/15/29	1,635	1,442,887
Century Communities, Inc.,
Gtd. Notes
6.750%	06/01/27	55	55,615
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30	1,250	1,148,438
5.250%	12/15/27	21	20,318
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27	261	262,463
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30	774	749,891

			6,281,243

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Housewares — 0.0%
SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	10/01/29		500	$359,338

Insurance — 0.0%
Allianz SE (Germany),
Sub. Notes
5.824%(ff)	07/25/53	EUR	200	241,367
Allstate Corp. (The),
Sr. Unsec’d. Notes
5.250%	03/30/33(a)		95	97,047
Assicurazioni Generali SpA (Italy),
Jr. Sub. Notes, EMTN
4.596%(ff)	11/21/25(oo)	EUR	975	1,070,969
BUPA Finance PLC (United Kingdom),
Gtd. Notes
5.000%	10/12/30	EUR	260	307,822
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes
3.500%	04/04/25		170	165,847
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes
3.375%	03/03/31		440	386,190
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
5.700%	09/15/53		175	190,173
Northwestern Mutual Global Funding,
Sr. Sec’d. Notes, 144A, MTN
1.700%	06/01/28		188	165,306
Pension Insurance Corp. PLC (United Kingdom),
Sub. Notes
5.625%	09/20/30	GBP	650	789,357
Swiss Re Finance UK PLC,
Gtd. Notes, EMTN
2.714%(ff)	06/04/52	EUR	500	490,319
Unum Group,
Sr. Unsec’d. Notes
4.125%	06/15/51		475	355,246

				4,259,643

Internet — 0.0%
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
4.250%	05/15/29	EUR	480	559,936
Meta Platforms, Inc.,
Sr. Unsec’d. Notes
5.600%	05/15/53		340	369,132
5.750%	05/15/63(a)		115	126,063
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, EMTN
3.840%	04/22/51		200	149,296

				1,204,427

Investment Companies — 0.0%
MDGH GMTN RSC Ltd. (United Arab Emirates),
Gtd. Notes, GMTN
0.375%	03/10/27	EUR	400	399,184

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Iron/Steel — 0.0%
POSCO (South Korea),
Sr. Unsec’d. Notes, 144A
5.750%	01/17/28	200	$204,702

Leisure Time — 0.0%
NCL Corp. Ltd.,
Gtd. Notes, 144A
5.875%	03/15/26	275	266,750
NCL Finance Ltd.,
Gtd. Notes, 144A
6.125%	03/15/28(a)	475	449,469
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A
7.250%	01/15/30(a)	125	130,000
Sr. Unsec’d. Notes, 144A
5.500%	08/31/26	550	541,750
Viking Cruises Ltd.,
Gtd. Notes, 144A
5.875%	09/15/27	875	850,937

			2,238,906

Lodging — 0.0%
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
3.625%	02/15/32	650	565,980
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.200%	08/08/24	405	397,138
3.500%	08/18/26	140	133,696
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series HH
2.850%	04/15/31	520	451,014
MGM Resorts International,
Gtd. Notes
5.500%	04/15/27(a)	1,400	1,388,856
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.500%	01/15/26	725	705,063

			3,641,747

Machinery-Construction & Mining — 0.0%
BWX Technologies, Inc.,
Gtd. Notes, 144A
4.125%	06/30/28	123	114,150

Machinery-Diversified — 0.0%
Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	01/01/30	250	261,668
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
4.750%	06/08/26(a)	515	518,684
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A
11.500%	09/01/28	500	519,227

			1,299,579

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media — 0.1%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32		590	$505,830
Sr. Unsec’d. Notes, 144A
4.250%	02/01/31		371	324,122
4.250%	01/15/34		900	731,871
4.500%	08/15/30		107	96,638
4.500%	06/01/33		220	185,612
4.750%	03/01/30		405	370,471
5.000%	02/01/28		85	81,369
5.125%	05/01/27		315	304,786
5.375%	06/01/29		170	160,863
Charter Communications Operating LLC/Charter Communications
Operating Capital,
Sr. Sec’d. Notes
3.900%	06/01/52		695	467,850
Comcast Corp.,
Gtd. Notes
5.250%	11/07/25		100	101,128
CSC Holdings LLC,
Gtd. Notes, 144A
4.500%	11/15/31		240	181,502
5.500%	04/15/27		1,200	1,095,641
Sr. Unsec’d. Notes
5.250%	06/01/24(a)		250	245,042
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30		1,200	719,571
5.750%	01/15/30		825	513,677
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Sec’d. Notes, 144A (original cost $516,750; purchased 08/30/22)(f)
5.375%	08/15/26(d)		2,650	133,329
Discovery Communications LLC,
Gtd. Notes
5.300%	05/15/49		325	280,849
DISH DBS Corp.,
Gtd. Notes
5.125%	06/01/29		100	51,548
5.875%	11/15/24(a)		155	146,036
7.750%	07/01/26		2,115	1,476,528
DISH Network Corp.,
Sr. Sec’d. Notes, 144A
11.750%	11/15/27		975	1,017,084
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
8.000%	08/15/28		845	873,444
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes
5.250%	05/15/29	GBP	457	540,491

				10,605,282

Mining — 0.0%
Anglo American Capital PLC (South Africa),
Gtd. Notes, EMTN
4.750%	09/21/32	EUR	245	283,756
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
4.375%	04/01/31		201	184,239

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Mining (cont’d.)
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN
5.315%	04/14/32		200	$195,625
Novelis Corp.,
Gtd. Notes, 144A
3.250%	11/15/26		45	42,349
3.875%	08/15/31(a)		124	109,358

				815,327

Multi-National — 0.0%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
4.500%	03/07/28	EUR	200	229,815
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.875%	01/12/33	EUR	765	862,882
Sr. Unsec’d. Notes, 144A, EMTN
4.600%	01/30/37	CAD	300	233,323
Sr. Unsec’d. Notes, 144A, MTN
3.590%(s)	05/28/37	CAD	1,000	438,206
Sr. Unsec’d. Notes, EMTN
1.125%	09/15/36	EUR	300	272,615
3.000%	10/14/33	EUR	560	639,169
International Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes
4.750%	11/14/33		459	484,549

				3,160,559

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26		430	402,628

Oil & Gas — 0.1%
Aker BP ASA (Norway),
Gtd. Notes, 144A
3.100%	07/15/31		425	363,269
Sr. Unsec’d. Notes, 144A
6.000%	06/13/33		215	223,169
Antero Resources Corp.,
Gtd. Notes, 144A
5.375%	03/01/30(a)		225	215,936
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26		595	598,443
9.000%	11/01/27		25	31,475
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
1.104%	11/15/34	EUR	120	104,376
3.625%(ff)	03/22/29(oo)	EUR	650	671,859
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.250%	06/15/37		134	126,592
Chesapeake Energy Corp.,
Gtd. Notes, 144A
5.875%	02/01/29		476	466,915

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25		225	$224,551
Civitas Resources, Inc.,
Gtd. Notes, 144A
8.375%	07/01/28		250	261,467
8.625%	11/01/30		125	132,971
Crescent Energy Finance LLC,
Gtd. Notes, 144A
7.250%	05/01/26		675	683,380
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.850%	12/15/25		444	449,134
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28		100	100,281
Equinor ASA (Norway),
Gtd. Notes
2.875%	04/06/25		350	341,312
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes
4.250%	04/06/24	GBP	500	503,487
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	02/01/29		106	102,971
6.000%	04/15/30		425	412,330
6.000%	02/01/31		106	102,062
6.250%	04/15/32		550	529,204
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
5.875%	02/01/29		30	29,062
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
5.875%	09/01/25		420	423,001
6.125%	01/01/31		80	83,212
6.200%	03/15/40		15	15,464
6.600%	03/15/46(a)		35	37,827
6.950%	07/01/24		132	132,725
7.500%	05/01/31		90	100,961
Petrobras Global Finance BV (Brazil),
Gtd. Notes
6.625%	01/16/34	GBP	1,100	1,333,327
Petroleos Mexicanos (Mexico),
Gtd. Notes, EMTN
2.750%	04/21/27	EUR	200	185,537
4.875%	02/21/28	EUR	1,700	1,633,042
Petronas Capital Ltd. (Malaysia),
Gtd. Notes, EMTN
2.480%	01/28/32		200	170,694
QatarEnergy (Qatar),
Sr. Unsec’d. Notes
3.300%	07/12/51		200	145,720
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25		355	350,346

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Santos Finance Ltd. (Australia),
Gtd. Notes, 144A
3.649%	04/29/31		585	$506,977
Southwestern Energy Co.,
Gtd. Notes
4.750%	02/01/32(a)		450	417,568
5.375%	02/01/29		1,125	1,095,400
TotalEnergies SE (France),
Jr. Sub. Notes, Series NC7, EMTN
1.625%(ff)	10/25/27(oo)	EUR	650	641,753
Wintershall Dea Finance BV (Germany),
Gtd. Notes
1.823%	09/25/31	EUR	200	188,687

				14,136,487

Packaging & Containers — 0.0%
Ball Corp.,
Gtd. Notes
6.000%	06/15/29(a)		875	893,049
Crown Americas LLC/Crown Americas Capital Corp. VI,
Gtd. Notes
4.750%	02/01/26		53	52,580
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	10/15/28(a)		675	635,079
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC,
Sr. Sec’d. Notes, 144A
4.000%	10/15/27(a)		250	234,997

				1,815,705

Pharmaceuticals — 0.1%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.050%	11/21/39		200	180,875
4.250%	11/21/49		93	83,001
4.700%	05/14/45		25	23,862
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
6.450%	09/15/37		85	99,477
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27		95	52,433
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28		90	41,251
5.000%	02/15/29		445	191,350
5.250%	01/30/30		1,535	684,994
5.250%	02/15/31		361	155,230
6.250%	02/15/29		2,160	939,600
Bayer US Finance LLC (Germany),
Gtd. Notes, 144A
6.125%	11/21/26		200	203,156
Cigna Group (The),
Sr. Unsec’d. Notes
5.685%	03/15/26(a)		1,170	1,170,669

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Eli Lilly & Co.,
Sr. Unsec’d. Notes
5.000%	02/27/26	780	$780,358
Jazz Securities DAC,
Sr. Sec’d. Notes, 144A
4.375%	01/15/29	275	255,035
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.750%	12/10/51	75	51,665
5.000%	05/17/53	50	51,479
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28(a)	375	345,153
Sr. Unsec’d. Notes, 144A
5.125%	04/30/31(a)	375	319,664
Pfizer Investment Enterprises Pte Ltd.,
Gtd. Notes
4.450%	05/19/26	780	777,125
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46	465	387,784

			6,794,161

Pipelines — 0.1%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.375%	06/15/29	1,225	1,179,471
7.875%	05/15/26	265	271,860
Columbia Pipelines Holding Co. LLC,
Sr. Unsec’d. Notes, 144A
6.055%	08/15/26	505	516,828
Columbia Pipelines Operating Co. LLC,
Sr. Unsec’d. Notes, 144A
6.036%	11/15/33	300	314,501
6.497%	08/15/43	175	187,747
Enbridge, Inc. (Canada),
Gtd. Notes
5.969%	03/08/26(a)	1,000	998,373
6.200%	11/15/30	65	69,541
6.700%	11/15/53	235	274,950
Energy Transfer LP,
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	1,930	1,791,715
Jr. Sub. Notes, Series H
6.500%(ff)	11/15/26(oo)	695	660,668
Sr. Unsec’d. Notes
5.400%	10/01/47	420	391,947
6.050%	12/01/26	475	488,343
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
Sr. Sec’d. Notes, 144A
2.160%	03/31/34	255	220,907
Greensaif Pipelines Bidco Sarl (Saudi Arabia),
Sr. Sec’d. Notes, 144A
6.129%	02/23/38	200	208,688
MPLX LP,
Sr. Unsec’d. Notes
4.125%	03/01/27	446	436,738

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
5.200%	03/01/47		325	$302,216
ONEOK, Inc.,
Gtd. Notes
4.450%	09/01/49		390	327,288
5.550%	11/01/26		100	101,750
5.650%	11/01/28		205	211,874
5.800%	11/01/30		75	78,042
6.050%	09/01/33		395	418,076
6.350%	01/15/31		235	250,915
6.625%	09/01/53		65	72,878
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
6.000%	12/31/30		348	326,419
7.500%	10/01/25		240	242,662
Targa Resources Corp.,
Gtd. Notes
6.150%	03/01/29		125	130,870
6.500%	03/30/34(a)		65	70,298
6.500%	02/15/53		180	194,964
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29		25	22,514
4.125%	08/15/31		25	22,089
6.250%	01/15/30		210	209,263
Western Midstream Operating LP,
Sr. Unsec’d. Notes
3.100%	02/01/25		35	34,094
4.050%	02/01/30		540	505,685
5.250%	02/01/50		20	17,864
5.300%	03/01/48		30	26,247
5.450%	04/01/44		175	158,609
6.350%	01/15/29		275	287,295
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	06/15/27		155	149,414
4.550%	06/24/24		317	315,310
5.650%	03/15/33		30	31,365

				12,520,278

Real Estate — 0.1%
Aroundtown SA (Germany),
Sr. Unsec’d. Notes, EMTN
1.000%	01/07/25	EUR	1,000	1,051,214
Balder Finland OYJ (Sweden),
Gtd. Notes, EMTN
1.000%	01/20/29	EUR	815	685,015
Blackstone Property Partners Europe Holdings Sarl (Luxembourg),
Sr. Unsec’d. Notes, EMTN
1.000%	05/04/28	EUR	300	277,434
1.625%	04/20/30	EUR	100	88,181
2.200%	07/24/25	EUR	975	1,029,229
Howard Hughes Corp. (The),
Gtd. Notes, 144A
5.375%	08/01/28		1,835	1,767,998
Logicor Financing Sarl (Luxembourg),
Gtd. Notes, EMTN
1.625%	07/15/27	EUR	975	988,564

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate (cont’d.)
Sun Hung Kai Properties Capital Market Ltd. (Hong Kong),
Gtd. Notes, EMTN
3.160%	01/25/28	CNH	2,000	$275,688
3.200%	08/14/27	CNH	5,000	693,396

				6,856,719

Real Estate Investment Trusts (REITs) — 0.1%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
4.125%	05/15/29		695	661,657
Digital Euro Finco LLC,
Gtd. Notes
1.125%	04/09/28	EUR	975	974,320
Diversified Healthcare Trust,
Gtd. Notes
4.375%	03/01/31		325	244,851
9.750%	06/15/25		125	122,988
Sr. Unsec’d. Notes
4.750%	05/01/24		175	173,944
4.750%	02/15/28(a)		1,031	791,911
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
4.000%	01/15/31(a)		420	378,413
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
4.625%	08/01/29(a)		205	148,699
5.000%	10/15/27		20	16,407
Prologis Euro Finance LLC,
Gtd. Notes
4.625%	05/23/33	EUR	230	270,837
Realty Income Corp.,
Sr. Unsec’d. Notes
4.875%	07/06/30	EUR	300	350,566
5.750%	12/05/31	GBP	550	732,011
SBA Communications Corp.,
Sr. Unsec’d. Notes
3.125%	02/01/29		120	108,013
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes, 144A
3.625%	07/15/26		750	710,320
VICI Properties LP,
Sr. Unsec’d. Notes
4.950%	02/15/30		375	363,922
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.500%	02/15/25		40	38,955
4.125%	08/15/30		5	4,581
4.250%	12/01/26		20	19,246
4.500%	09/01/26		95	92,132
4.500%	01/15/28(a)		305	290,972
4.625%	06/15/25		50	49,150
5.625%	05/01/24		5	4,988
5.750%	02/01/27		5	5,025
Welltower OP LLC,
Gtd. Notes
4.800%	11/20/28	GBP	650	830,018

				7,383,926

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Retail — 0.1%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.875%	01/15/28		350	$331,677
AutoZone, Inc.,
Sr. Unsec’d. Notes
6.250%	11/01/28		65	69,087
6.550%	11/01/33		350	388,852
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
11.000%	11/30/28	EUR	2,000	2,349,841
12.000%	11/30/28		1,500	1,597,545
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Sr. Sec’d. Notes, 144A
4.625%	01/15/29		1,500	1,363,331
Gap, Inc. (The),
Gtd. Notes, 144A
3.625%	10/01/29		325	277,661
3.875%	10/01/31		300	247,176
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.300%	04/15/40		105	87,033
4.950%	09/15/52		80	81,094
Penske Automotive Group, Inc.,
Gtd. Notes
3.750%	06/15/29		229	204,741

				6,998,038

Semiconductors — 0.0%
Broadcom, Inc.,
Gtd. Notes
4.300%	11/15/32		100	95,879
Gtd. Notes, 144A
1.950%	02/15/28		268	240,785
2.600%	02/15/33		550	452,818
Sr. Unsec’d. Notes, 144A
3.469%	04/15/34		45	39,168
Intel Corp.,
Sr. Unsec’d. Notes
2.800%	08/12/41		55	41,291
4.250%	12/15/42		19	17,131
4.800%	10/01/41		21	20,500
4.875%	02/10/26(a)		495	498,679
5.700%	02/10/53		85	91,984
Marvell Technology, Inc.,
Sr. Unsec’d. Notes
5.750%	02/15/29		145	150,023
SK Hynix, Inc. (South Korea),
Sr. Unsec’d. Notes
6.500%	01/17/33		200	210,726

				1,858,984

Software — 0.0%
Oracle Corp.,
Sr. Unsec’d. Notes
6.250%	11/09/32		80	86,994

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Telecommunications — 0.1%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
8.125%	02/01/27		360	$331,200
AT&T, Inc.,
Sr. Unsec’d. Notes
1.700%	03/25/26		530	495,849
2.550%	12/01/33		100	81,585
3.500%	06/01/41		122	96,962
3.550%	09/15/55		325	234,318
3.950%	04/30/31	EUR	500	571,480
5.539%	02/20/26		640	640,453
Empresa Nacional de Telecomunicaciones SA (Chile),
Sr. Unsec’d. Notes, 144A
3.050%	09/14/32		300	238,687
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A
5.125%	10/15/26	EUR	1,425	1,563,305
Koninklijke KPN NV (Netherlands),
Sr. Unsec’d. Notes, GMTN
3.875%	07/03/31	EUR	300	342,689
Orange SA (France),
Jr. Sub. Notes, EMTN
2.375%(ff)	01/15/25(oo)	EUR	700	750,842
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32		40	49,358
Sprint LLC,
Gtd. Notes
7.625%	02/15/25		185	188,278
7.625%	03/01/26		15	15,666
TalkTalk Telecom Group Ltd. (United Kingdom),
Gtd. Notes
3.875%	02/20/25(a)	GBP	3,200	3,174,735
T-Mobile USA, Inc.,
Gtd. Notes
3.000%	02/15/41		65	48,724
3.875%	04/15/30		500	474,694
4.950%	03/15/28		315	319,835
5.050%	07/15/33		135	136,165
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.650%	11/20/40		64	46,154
2.850%	09/03/41		16	11,843
2.875%	11/20/50		40	27,253
2.987%	10/30/56		58	38,594
3.000%	11/20/60		40	26,283
4.125%	03/16/27(a)		310	305,590
Vmed O2 UK Financing I PLC (United Kingdom),
Sr. Sec’d. Notes
4.500%	07/15/31	GBP	1,500	1,651,734

				11,862,276

Transportation — 0.0%
CP - Comboios de Portugal EPE (Portugal),
Sr. Unsec’d. Notes
5.700%	03/05/30	EUR	700	863,518

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Transportation (cont’d.)
GN Bondco LLC,
Sr. Sec’d. Notes, 144A
9.500%	10/15/31		875	$853,223
La Poste SA (France),
Sr. Unsec’d. Notes, EMTN
0.000%	07/18/29	EUR	300	279,785
Regie Autonome des Transports Parisiens EPIC (France),
Sr. Unsec’d. Notes, EMTN
0.400%	12/19/36	EUR	201	184,264
SNCF Reseau (France),
Sr. Unsec’d. Notes, Series MPLE
4.700%	06/01/35	CAD	400	315,131
XPO, Inc.,
Gtd. Notes, 144A
7.125%	06/01/31		100	103,829
7.125%	02/01/32		295	304,253

				2,904,003

Trucking & Leasing — 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.750%	05/24/26		370	372,803

Water — 0.0%
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.250%	06/01/51		51	37,552
4.200%	09/01/48		85	74,219

				111,771

TOTAL CORPORATE BONDS (cost $297,872,054)				275,759,588

FLOATING RATE AND OTHER LOANS — 0.1%
Airlines — 0.0%
United Airlines, Inc.,
Class B Term Loan, 1 Month SOFR + 3.864%
9.220%(c)	04/21/28		787	788,351

Auto Parts & Equipment — 0.0%
Tenneco, Inc.,
Term A Loan, 3 Month SOFR + 4.850%
10.219%(c)	11/17/28		579	501,883

Commercial Services — 0.0%
Adtalem Global Education, Inc.,
Term B Loan, 1 Month SOFR + 4.114%
9.470%(c)	08/12/28		190	190,543

Computers — 0.1%
McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.850%
9.193%(c)	03/01/29		1,699	1,686,381

Diversified Financial Services — 0.0%
Hudson River Trading LLC,
Term Loan, 1 Month SOFR + 3.114%
8.470%(c)	03/20/28		903	899,085

Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (continued)
Media — 0.0%
Diamond Sports Group LLC,
Second Lien Term Loan
8.175%	08/24/26	1,642	$69,773

Retail — 0.0%
Great Outdoors Group LLC,
Term B-2 Loan, 1 Month SOFR + 3.864%
9.220%(c)	03/06/28	1,092	1,090,649

Telecommunications — 0.0%
Digicel International Finance Ltd. (Jamaica),
First Lien Initial Term B Loan, 6 Month LIBOR + 3.250%
8.981%(c)	05/27/24	930	865,825

TOTAL FLOATING RATE AND OTHER LOANS (cost $6,285,576)			6,092,490

MUNICIPAL BONDS — 0.0%
California — 0.0%
California State University,
Taxable, Revenue Bonds, Series E
2.897%	11/01/51	625	457,024
Regents of the University of California Medical Center Pooled Revenue,
Revenue Bonds, BABs, Series H
6.548%	05/15/48	115	134,510
University of California,
Taxable, Revenue Bonds, Series BG
1.614%	05/15/30	345	289,349

			880,883

New York — 0.0%
Metropolitan Transportation Authority,
Revenue Bonds, BABs
6.548%	11/15/31	120	127,344
Taxable, Revenue Bonds, BABs, Series E
6.814%	11/15/40	110	122,373

			249,717

Puerto Rico — 0.0%
Commonwealth of Puerto Rico,
General Obligation, Sub-Series C
0.000%(cc)	11/01/43	368	198,942

TOTAL MUNICIPAL BONDS (cost $1,384,633)			1,329,542

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.0%
Connecticut Avenue Securities Trust,
Series 2022-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)
8.487%(c)	12/25/41	200	201,427
Series 2022-R03, Class 1B1, 144A, 30 Day Average SOFR + 6.250% (Cap N/A, Floor 0.000%)
11.587%(c)	03/25/42	90	98,668
Series 2022-R04, Class 1B1, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)
10.587%(c)	03/25/42	80	85,236
Series 2023-R08, Class 1M2, 144A, 30 Day Average SOFR + 2.500% (Cap N/A, Floor 0.000%)
7.837%(c)	10/25/43	120	122,766

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Eagle Re Ltd.,
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 3.450% (Cap N/A, Floor 3.450%)
8.787%(c)	04/25/34	240	$245,320
Series 2023-01, Class M1A, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 2.000%)
7.337%(c)	09/26/33	150	150,309
Fannie Mae Connecticut Avenue Securities,
Series 2021-R02, Class 2M2, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)
7.337%(c)	11/25/41	90	89,240
Fannie Mae REMIC,
Series 2017-66, Class BD
3.000%	09/25/47	239	214,652
Series 2020-57, Class LJ
2.000%	08/25/50	425	307,414
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
8.137%(c)	10/25/50	30	30,154
Series 2021-DNA01, Class B1, 144A, 30 Day Average SOFR + 2.650% (Cap N/A, Floor 0.000%)
7.987%(c)	01/25/51	90	91,153
Series 2021-DNA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
7.437%(c)	10/25/33	100	100,315
Series 2021-HQA01, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)
8.337%(c)	08/25/33	230	232,882
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)
8.487%(c)	12/25/33	105	105,263
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
7.437%(c)	09/25/41	300	295,963
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)
7.687%(c)	12/25/41	200	197,104
Series 2022-DNA02, Class M1B, 144A, 30 Day Average SOFR + 2.400% (Cap N/A, Floor 0.000%)
7.737%(c)	02/25/42	100	101,185
Freddie Mac REMIC,
Series 4910, Class MI, IO
4.000%	08/25/49	63	11,617
Series 5020, Class IH, IO
3.000%	08/25/50	292	47,299
GCAT Asset-Backed Notes,
Series 2021-01, Class A1, 144A
2.487%	11/25/49	638	599,759
Government National Mortgage Assoc.,
Series 2021-215, Class KA
2.500%	10/20/49	326	287,702
Series 2022-022, Class UH
3.000%	12/20/50	423	379,453

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Oaktown Re VII Ltd.,
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 1.600%)
6.937%(c)	04/25/34		374	$373,511
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)
8.237%(c)	04/25/34		200	202,503
Radnor Re Ltd.,
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)
9.037%(c)	11/25/31		300	307,031

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $4,804,558)				4,877,926

SOVEREIGN BONDS — 1.0%
Andorra International Bond (Andorra),
Sr. Unsec’d. Notes, EMTN
1.250%	05/06/31	EUR	700	659,941
Australia Government Bond (Australia),
Sr. Unsec’d. Notes, Series 138
3.250%	04/21/29	AUD	1,201	801,709
Sr. Unsec’d. Notes, Series 156
2.750%	05/21/41	AUD	1,193	663,489
Sr. Unsec’d. Notes, Series 162
1.750%	06/21/51	AUD	5,163	2,075,426
Sr. Unsec’d. Notes, Series 164
0.500%	09/21/26	AUD	1,060	664,687
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes
4.220%	04/26/35	EUR	100	112,572
Sr. Unsec’d. Notes, EMTN
6.350%	11/30/41	EUR	200	272,097
Benin Government International Bond (Benin),
Sr. Unsec’d. Notes, 144A
4.875%	01/19/32	EUR	184	165,358
Bonos de la Tesoreria de la Republica en pesos (Chile),
Bonds, 144A
6.000%	04/01/33	CLP	85,000	100,841
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		2,195	2,157,575
Bulgaria Government International Bond (Bulgaria),
Sr. Unsec’d. Notes
1.375%	09/23/50	EUR	25	16,736
4.125%	09/23/29	EUR	200	226,807
4.625%	09/23/34	EUR	300	351,656
Sr. Unsec’d. Notes, 144A
4.500%	01/27/33	EUR	315	364,860
Bundesrepublik Deutschland Bundesanleihe (Germany),
Unsec’d. Notes, Series G
2.300%	02/15/33	EUR	262	296,593
Caisse Francaise de Financement Local (France),
Covered Bonds, EMTN
4.680%	03/09/29	CAD	300	230,133

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS(continued)
Canada Housing Trust No. 1 (Canada),
Gov’t. Gtd. Notes, 144A
4.150%	06/15/33	CAD	550	$435,833
Canadian Government Bond (Canada),
Bonds
3.250%	09/01/28	CAD	827	626,158
3.500%	12/01/45	CAD	767	615,996
China Government Bond (China),
Sr. Unsec’d. Notes
3.950%	06/29/43	CNH	9,000	1,356,356
China Government International Bond (China),
Sr. Unsec’d. Notes
0.250%	11/25/30	EUR	700	639,919
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes, EMTN
3.875%	03/22/26	EUR	2,910	3,171,889
Colombian TES (Colombia),
Bonds, Series B
6.000%	04/28/28	COP	367,200	83,427
7.250%	10/26/50	COP	224,000	41,958
13.250%	02/09/33	COP	393,300	120,510
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes
1.125%	03/04/33	EUR	400	370,353
1.500%	06/17/31(a)	EUR	1,300	1,282,996
Cyprus Government International Bond (Cyprus),
Sr. Unsec’d. Notes, EMTN
1.250%	01/21/40	EUR	2,100	1,673,948
Czech Republic Government Bond (Czech Republic),
Bonds, Series 078
2.500%	08/25/28	CZK	2,280	96,507
Bonds, Series 103
2.000%	10/13/33	CZK	1,350	51,651
Bonds, Series 121
1.200%	03/13/31	CZK	2,000	75,154
Bonds, Series 142
1.950%	07/30/37	CZK	1,070	38,277
Denmark Government Bond (Denmark),
Bonds
4.500%	11/15/39	DKK	1,018	192,466
Estonia Government International Bond (Estonia),
Sr. Unsec’d. Notes
4.000%	10/12/32	EUR	150	178,057
European Financial Stability Facility (Supranational Bank),
Gov’t. Gtd. Notes, EMTN
1.450%	09/05/40	EUR	387	343,705
European Stability Mechanism (Supranational Bank),
Sr. Unsec’d. Notes
0.000%	12/15/26	EUR	535	549,962
European Union (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
0.000%	07/04/35	EUR	300	241,460
Sr. Unsec’d. Notes, Series NGEU
1.000%	07/06/32	EUR	305	296,479
Sr. Unsec’d. Notes, Series NGEU, EMTN
0.700%	07/06/51	EUR	450	282,279

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS(continued)
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, EMTN
3.450%	06/25/26	CNH	1,000	$139,389
Finland Government Bond (Finland),
Sr. Unsec’d. Notes, 144A
0.125%	04/15/52	EUR	95	51,536
3.000%	09/15/33	EUR	186	212,729
French Republic Government Bond OAT (France),
Bonds
2.500%	09/24/26	EUR	805	892,119
2.750%	02/25/29	EUR	1,228	1,387,992
3.000%	05/25/33	EUR	1,709	1,962,497
Bonds, 144A
1.750%	05/25/66	EUR	322	253,083
2.500%	05/25/43	EUR	653	670,107
3.000%	05/25/54	EUR	236	255,682
Hellenic Republic Government Bond (Greece),
Bonds, 144A
0.750%	06/18/31	EUR	1,000	942,703
Sr. Unsec’d. Notes, 144A
1.875%	02/04/35	EUR	3,000	2,859,543
1.875%	01/24/52	EUR	1,600	1,257,499
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34	EUR	90	110,278
Hong Kong Government International Bond (Hong Kong),
Sr. Unsec’d. Notes, GMTN
3.300%	06/07/33	CNH	2,000	288,254
Hungary Government Bond (Hungary),
Bonds, Series 27/A
3.000%	10/27/27	HUF	32,350	84,822
Bonds, Series 30/A
3.000%	08/21/30	HUF	23,670	58,361
Bonds, Series 32/A
4.750%	11/24/32	HUF	12,560	33,347
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
1.625%	04/28/32	EUR	1,820	1,630,537
6.125%	05/22/28		200	208,032
Sr. Unsec’d. Notes, 144A
5.500%	06/16/34		200	202,620
Iceland Government International Bond (Iceland),
Sr. Unsec’d. Notes
0.000%	04/15/28	EUR	700	675,810
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
0.900%	02/14/27	EUR	1,820	1,843,531
1.100%	03/12/33	EUR	730	634,827
3.550%	03/31/32		200	184,522
Sr. Unsec’d. Notes, EMTN
3.750%	06/14/28	EUR	1,960	2,173,241
Indonesia Treasury Bond (Indonesia),
Bonds, Series 065
6.625%	05/15/33	IDR	3,900,000	254,436
Bonds, Series 089
6.875%	08/15/51	IDR	1,230,000	80,056
Bonds, Series 090
5.125%	04/15/27	IDR	2,538,000	159,150

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS(continued)
Bonds, Series 092
7.125%	06/15/42	IDR	2,016,000	$136,148
Bonds, Series 095
6.375%	08/15/28	IDR	3,174,000	205,938
Ireland Government Bond (Ireland),
Unsec’d. Notes
1.300%	05/15/33	EUR	259	259,435
1.500%	05/15/50	EUR	66	54,707
Israel Government Bond (Israel),
Bonds, Series 0432
1.300%	04/30/32	ILS	602	135,321
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes, EMTN
0.625%	01/18/32	EUR	200	169,790
6.875%	10/21/34	GBP	100	147,938
Italy Buoni Poliennali Del Tesoro (Italy),
Sr. Unsec’d. Notes, Series 03Y
3.850%	09/15/26	EUR	544	616,625
Sr. Unsec’d. Notes, Series 05Y
3.800%	08/01/28	EUR	2,103	2,400,787
Sr. Unsec’d. Notes, Series 10Y
2.500%	12/01/32	EUR	3,205	3,266,857
Sr. Unsec’d. Notes, Series 15Y, 144A
2.450%	09/01/33	EUR	2,382	2,386,524
Sr. Unsec’d. Notes, Series 30Y, 144A
4.500%	10/01/53	EUR	567	643,125
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
4.875%	01/30/32	EUR	100	92,801
5.250%	03/22/30	EUR	150	148,309
Sr. Unsec’d. Notes, 144A
4.875%	01/30/32	EUR	185	171,681
6.625%	03/22/48	EUR	101	88,642
6.875%	10/17/40	EUR	352	324,594
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
3.125%	02/15/28	EUR	240	268,941
Japan Government Five Year Bond (Japan),
Bonds, Series 163
0.400%	09/20/28	JPY	183,250	1,310,390
Japan Government Forty Year Bond (Japan),
Bonds, Series 09
0.400%	03/20/56	JPY	90,950	439,310
Japan Government Ten Year Bond (Japan),
Bonds, Series 361
0.100%	12/20/30	JPY	287,800	2,004,047
Bonds, Series 371
0.400%	06/20/33	JPY	235,350	1,637,399
Japan Government Thirty Year Bond (Japan),
Bonds, Series 32
2.300%	03/20/40	JPY	525,800	4,340,039
Bonds, Series 56
0.800%	09/20/47	JPY	105,600	639,416
Bonds, Series 65
0.400%	12/20/49	JPY	227,200	1,201,522
Japan Government Two Year Bond (Japan),
Bonds, Series 454
0.100%	11/01/25	JPY	307,300	2,182,904

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS(continued)
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, EMTN
1.500%	09/30/34	EUR	470	$413,139
2.375%	11/09/28	EUR	830	879,055
Kingdom of Belgium Government Bond (Belgium),
Sr. Unsec’d. Notes, Series 94, 144A
0.350%	06/22/32	EUR	649	599,209
Sr. Unsec’d. Notes, Series 98, 144A
3.300%	06/22/54	EUR	190	213,856
Sr. Unsec’d. Notes, Series 99, 144A
3.450%	06/22/43	EUR	226	263,005
Korea Housing Finance Corp. (South Korea),
Sr. Unsec’d. Notes, 144A
4.625%	02/24/28		400	399,192
Korea Treasury Bond (South Korea),
Bonds, Series 2803
5.500%	03/10/28	KRW	285,560	240,994
Bonds, Series 4009
1.500%	09/10/40	KRW	618,200	380,567
Bonds, Series 5203
2.500%	03/10/52	KRW	763,140	525,731
Sr. Unsec’d. Notes, Series 2603
1.250%	03/10/26	KRW	1,396,050	1,037,230
Sr. Unsec’d. Notes, Series 3106
2.000%	06/10/31	KRW	959,290	684,572
Latvia Government International Bond (Latvia),
Sr. Unsec’d. Notes, GMTN
0.000%	01/24/29	EUR	100	95,109
Unsec’d. Notes, GMTN
0.000%	03/17/31	EUR	200	176,371
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes, EMTN
2.125%	06/01/32	EUR	600	606,678
Malaysia Government Bond (Malaysia),
Bonds, Series 0120
4.065%	06/15/50	MYR	391	81,555
Bonds, Series 0122
3.582%	07/15/32	MYR	1,048	224,395
Bonds, Series 0123
4.457%	03/31/53	MYR	267	60,168
Bonds, Series 0307
3.502%	05/31/27	MYR	727	157,871
Bonds, Series 0318
4.642%	11/07/33	MYR	430	100,230
Metropolitano de Lisboa EPE (Portugal),
Gov’t. Gtd. Notes
4.061%	12/04/26	EUR	300	345,075
Mexican Bonos (Mexico),
Bonds, Series M
7.500%	05/26/33	MXN	4,631	247,772
8.000%	07/31/53	MXN	2,947	154,486
Bonds, Series M20
7.500%	06/03/27	MXN	2,140	119,505
Sr. Unsec’d. Notes, Series M20
8.500%	05/31/29	MXN	3,875	223,593
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
1.125%	01/17/30	EUR	1,455	1,378,305

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS(continued)
2.250%	08/12/36	EUR	400	$345,987
3.771%	05/24/61		200	135,187
6.350%	02/09/35		200	209,187
Netherlands Government Bond (Netherlands),
Bonds, 144A
0.000%	01/15/38	EUR	1,084	845,084
0.000%	01/15/52	EUR	110	62,292
New Zealand Government Bond (New Zealand),
Unsec’d. Notes, Series 0433
3.500%	04/14/33	NZD	1,158	685,450
Unsec’d. Notes, Series 0534
4.250%	05/15/34	NZD	1,721	1,075,575
Norway Government Bond (Norway),
Sr. Unsec’d. Notes, Series 486, 144A
3.000%	08/15/33	NOK	1,831	175,989
Peru Government Bond (Peru),
Sr. Unsec’d. Notes
5.400%	08/12/34	PEN	461	112,295
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
1.250%	03/11/33	EUR	1,275	1,101,904
2.750%	01/30/26	EUR	475	513,113
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
0.700%	02/03/29	EUR	730	701,465
1.200%	04/28/33	EUR	767	676,855
1.750%	04/28/41	EUR	200	153,794
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 144A
1.650%	07/16/32	EUR	382	390,172
1.950%	06/15/29	EUR	184	199,246
Province of Alberta (Canada),
Sr. Unsec’d. Notes, MTN
2.900%	09/20/29	CAD	319	232,921
Unsec’d. Notes
3.100%	06/01/50	CAD	115	73,432
Province of British Columbia (Canada),
Debentures
4.700%	06/18/37	CAD	136	110,528
Sr. Unsec’d. Notes
2.750%	06/18/52	CAD	109	65,686
Province of Nova Scotia (Canada),
Unsec’d. Notes
3.150%	12/01/51	CAD	100	64,099
Province of Ontario (Canada),
Bonds
1.900%	12/02/51	CAD	156	77,333
Sr. Unsec’d. Notes
2.500%	04/27/26		312	299,208
Sr. Unsec’d. Notes, EMTN
0.250%	12/15/26	GBP	933	1,062,629
Unsec’d. Notes
2.150%	06/02/31	CAD	676	461,384
3.450%	06/02/45	CAD	377	260,689
Province of Quebec (Canada),
Sr. Unsec’d. Notes
1.500%	09/01/31	CAD	333	215,329
2.750%	04/12/27(a)		754	724,035

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS(continued)
Unsec’d. Notes
3.100%	12/01/51	CAD	193	$124,686
3.500%	12/01/45	CAD	208	144,908
Province of Saskatchewan (Canada),
Unsec’d. Notes
3.300%	06/02/48	CAD	50	33,205
Queensland Treasury Corp. (Australia),
Local Gov’t. Gtd. Notes, 144A
4.500%	03/09/33	AUD	1,395	958,941
4.500%	08/22/35	AUD	330	221,716
Region of Lazio (Italy),
Sr. Unsec’d. Notes
3.088%	03/31/43	EUR	333	333,066
Republic of Austria Government Bond (Austria),
Sr. Unsec’d. Notes, 144A
1.500%	02/20/47	EUR	227	191,730
2.900%	02/20/33	EUR	81	91,537
3.450%	10/20/30	EUR	454	531,340
Republic of Austria Government International Bond (Austria),
Sr. Unsec’d. Notes, 144A, MTN
5.375%	12/01/34	CAD	1,000	847,976
Republic of Cameroon International Bond (Cameroon),
Sr. Unsec’d. Notes
5.950%	07/07/32	EUR	153	124,092
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.875%	10/17/29		3,500	3,135,372
4.000%	10/17/49		330	246,441
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28	GBP	718	960,483
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33		1,080	1,085,209
Republic of Poland Government Bond (Poland),
Bonds, Series 0429
5.750%	04/25/29	PLN	340	88,945
Bonds, Series 0527
3.750%	05/25/27	PLN	780	190,978
Bonds, Series 1033
6.000%	10/25/33	PLN	378	101,811
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
5.500%	04/04/53		100	104,041
Romania Government Bond (Romania),
Bonds, Series 10Y
7.200%	10/30/33	RON	235	55,265
8.250%	09/29/32	RON	335	84,145
Romanian Government International Bond (Romania),
Bonds, 144A
3.624%	05/26/30	EUR	20	20,273
Sr. Unsec’d. Notes, 144A
6.625%	02/17/28		132	136,308
7.625%	01/17/53		36	40,224
Sr. Unsec’d. Notes, 144A, MTN
3.875%	10/29/35	EUR	20	18,753
Sr. Unsec’d. Notes, EMTN
1.750%	07/13/30	EUR	400	356,664
2.000%	01/28/32	EUR	197	167,510
3.375%	01/28/50	EUR	94	70,465

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS(continued)
3.875%	10/29/35	EUR	20	$18,753
4.125%	03/11/39	EUR	70	64,031
Unsec’d. Notes, 144A
2.625%	12/02/40	EUR	150	111,050
2.750%	04/14/41	EUR	209	154,323
Unsec’d. Notes, 144A, MTN
1.750%	07/13/30	EUR	174	155,149
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes
2.000%	07/09/39	EUR	400	340,431
Sr. Unsec’d. Notes, EMTN
0.625%	03/03/30	EUR	1,300	1,226,592
5.000%	01/18/53		200	187,937
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
1.500%	06/26/29	EUR	102	95,085
3.125%	05/15/27	EUR	2,000	2,109,671
Singapore Government Bond (Singapore),
Bonds
2.375%	06/01/25	SGD	101	75,356
2.625%	08/01/32	SGD	206	154,166
3.500%	03/01/27	SGD	156	120,384
Sr. Unsec’d. Notes
1.875%	10/01/51	SGD	125	79,334
Slovakia Government Bond (Slovakia),
Unsec’d. Notes, Series 233
2.000%	10/17/47	EUR	100	81,371
Unsec’d. Notes, Series 236
0.750%	04/09/30	EUR	282	272,437
Slovenia Government Bond (Slovenia),
Bonds, Series RS76
3.125%	08/07/45	EUR	48	52,296
Bonds, Series RS91
3.625%	03/11/33	EUR	200	233,530
Slovenia Government International Bond (Slovenia),
Bonds, 144A
5.000%	09/19/33		800	813,808
Spain Government Bond (Spain),
Bonds, 144A
3.550%	10/31/33	EUR	631	729,274
Sr. Unsec’d. Notes
2.800%	05/31/26	EUR	1,033	1,145,183
Sr. Unsec’d. Notes, 144A
1.000%	10/31/50	EUR	3,665	2,277,249
1.200%	10/31/40	EUR	800	633,502
1.900%	10/31/52	EUR	290	221,361
3.450%	07/30/43	EUR	397	434,347
3.500%	05/31/29	EUR	1,063	1,225,289
State of North Rhine-Westphalia Germany (Germany),
Sr. Unsec’d. Notes, Series 1439, EMTN
1.550%	06/16/48	EUR	494	407,879
Sweden Government Bond (Sweden),
Bonds, Series 1065
1.750%	11/11/33	SEK	3,455	334,250
Swiss Confederation Government Bond (Switzerland),
Bonds
1.250%	05/28/26	CHF	891	1,066,709
1.500%	04/30/42	CHF	157	213,519

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS(continued)
3.250%	06/27/27	CHF	84	$108,002
3.500%	04/08/33	CHF	505	748,365
Thailand Government Bond (Thailand),
Bonds
0.950%	06/17/25	THB	9,612	275,413
1.600%	12/17/29	THB	3,797	105,463
2.750%	06/17/52	THB	3,685	93,110
Sr. Unsec’d. Notes
3.350%	06/17/33	THB	2,332	71,933
4.000%	06/17/55	THB	1,680	53,483
Treasury Corp. of Victoria (Australia),
Local Gov’t. Gtd. Notes
2.000%	09/17/35	AUD	913	462,930
United Kingdom Gilt (United Kingdom),
Bonds
0.875%	07/31/33	GBP	2,095	2,091,237
4.125%	01/29/27	GBP	268	346,638
4.500%	06/07/28	GBP	1,510	2,005,887
Unsec’d. Notes
3.750%	01/29/38	GBP	3,100	3,879,223
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
3.875%	07/02/40	UYU	2,551	68,551
8.500%	03/15/28	UYU	2,926	72,024

TOTAL SOVEREIGN BONDS (cost $131,912,268)				123,226,853

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.2%
Federal Home Loan Mortgage Corp.
2.000%	06/01/36		106	95,779
2.000%	03/01/51		33	27,438
2.500%	06/01/30		41	38,854
2.500%	11/01/35		52	47,855
2.500%	07/01/50		121	104,178
2.500%	07/01/50		202	174,145
2.500%	09/01/50		187	161,014
2.500%	01/01/51		501	429,039
2.500%	02/01/51		68	59,052
2.500%	07/01/51		51	43,959
2.500%	08/01/51		231	197,370
3.000%	06/01/30		11	10,817
3.000%	09/01/35		42	39,750
3.000%	05/01/45		51	46,932
3.000%	08/01/46		133	121,032
3.500%	10/01/30		10	9,711
3.500%	08/01/42		56	52,868
3.500%	01/01/44		58	54,437
3.500%	07/01/45		59	55,394
3.500%	03/01/48		299	279,568
4.000%	01/01/33		87	86,095
4.000%	03/01/34		62	61,816
4.000%	06/01/42		26	25,240
4.000%	09/01/44		55	53,198
4.000%	04/01/45		14	13,045
4.000%	05/01/45		37	35,397
4.000%	05/01/46		44	42,829
4.000%	01/01/47		60	58,196
4.500%	12/01/34		14	14,076

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
4.500%	07/01/41	19	$19,121
4.500%	03/01/44	24	24,006
4.500%	12/01/45	49	49,389
4.500%	09/01/50	340	333,620
4.500%	11/01/52	766	743,076
5.000%	02/01/42	67	68,100
5.000%	08/01/52	232	230,149
5.000%	01/01/53	683	677,011
6.000%	12/01/52	157	161,268
6.000%	03/01/53	72	73,608
6.500%	11/01/53	147	151,331
6.750%	03/15/31(k)	430	500,706
Federal Home Loan Mortgage Corp., MTN
1.749%(s)	12/14/29(k)	280	219,853
Federal National Mortgage Assoc.
1.500%	TBA	125	97,344
2.000%	TBA	1,218	995,334
2.000%	TBA	25	22,410
2.000%	07/01/30	24	22,586
2.000%	04/01/31	19	17,971
2.000%	05/01/36	159	143,600
2.000%	10/01/36	78	69,969
2.000%	06/01/40	78	67,277
2.000%	11/01/40	20	17,280
2.000%	12/01/40	154	132,887
2.000%	11/01/41	314	268,949
2.000%	07/01/50	89	73,502
2.000%	09/01/50	636	523,134
2.000%	02/01/51	324	265,511
2.000%	02/01/51	1,136	932,400
2.000%	03/01/51	90	74,904
2.000%	03/01/51	112	92,779
2.000%	03/01/51	131	106,942
2.000%	05/01/51	366	300,468
2.000%	07/01/51	566	463,737
2.500%	TBA	90	82,905
2.500%	TBA	466	396,391
2.500%	06/01/30	11	10,351
2.500%	07/01/30	23	22,006
2.500%	04/01/37	256	231,899
2.500%	04/01/50	119	101,800
2.500%	07/01/50	22	18,800
2.500%	07/01/51	612	523,703
2.500%	10/01/51	701	599,240
2.500%	11/01/51	531	454,800
2.500%	12/01/51	187	161,492
3.000%	TBA	40	37,711
3.000%	06/01/30	36	34,291
3.000%	07/01/30	25	24,106
3.000%	07/01/30	50	47,655
3.000%	09/01/30	25	23,815
3.000%	11/01/30	12	11,613
3.000%	03/01/31	40	38,588
3.000%	07/01/33	41	39,205
3.000%	03/01/35	13	12,344
3.000%	09/01/35	21	19,801
3.000%	12/01/40	134	123,763
3.000%	06/01/45	124	113,655

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
3.000%	08/01/45	123	$112,176
3.000%	01/01/46	21	19,159
3.000%	10/01/46	45	41,121
3.000%	10/01/46	65	59,173
3.000%	11/01/46	172	155,665
3.000%	12/01/46	71	64,449
3.000%	08/01/50	77	69,035
3.000%	10/01/50	133	119,127
3.000%	08/01/51	220	194,895
3.000%	12/01/51	229	203,415
3.000%	06/01/52	725	641,681
3.500%	TBA	50	48,131
3.500%	12/01/29	18	17,419
3.500%	05/01/30	14	13,781
3.500%	10/01/30	24	22,963
3.500%	02/01/37	20	18,938
3.500%	06/01/43	133	125,215
3.500%	08/01/47	33	31,262
3.500%	03/01/48	169	157,731
3.500%	10/01/50	499	464,493
3.500%	09/01/57	310	280,837
3.500%	05/01/58	120	108,591
4.000%	TBA	26	24,589
4.000%	04/01/35	21	20,927
4.000%	03/01/41	47	45,488
4.000%	11/01/42	67	65,176
4.000%	06/01/44	26	25,047
4.000%	03/01/45	17	15,935
4.000%	04/01/47	53	50,663
4.000%	07/01/47	120	115,825
4.000%	12/01/47	147	141,913
4.000%	02/01/49	178	170,690
4.000%	09/01/49	107	102,202
4.500%	TBA	185	179,320
4.500%	01/01/42	36	35,959
4.500%	03/01/44	15	14,897
4.500%	06/01/48	51	50,294
4.500%	01/01/51	144	142,487
5.000%	05/01/38	35	35,593
5.500%	TBA	89	89,375
5.500%	07/01/38	19	20,062
5.500%	05/01/39	24	24,918
5.500%	05/01/40	12	12,713
5.500%	10/01/52	177	178,618
6.000%	02/01/36	14	14,823
6.000%	11/01/38	13	13,429
6.000%	09/01/39	31	32,675
6.000%	06/01/40	18	18,716
6.000%	05/01/53	119	122,635
6.500%	TBA	250	256,182
6.500%	11/01/53	252	258,939
6.625%	11/15/30(k)	405	465,724
7.000%	TBA	1,050	1,083,018
Freddie Mac Coupon Strips
1.998%(s)	07/15/32	104	68,955
Government National Mortgage Assoc.
2.000%	TBA	65	55,029
2.000%	11/20/50	211	178,911

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
2.000%	08/20/52	522	$442,290
2.500%	01/20/47	28	25,184
2.500%	12/20/51	1,701	1,487,221
3.000%	TBA	8	7,242
3.000%	11/20/43	126	116,455
3.000%	01/15/45	16	14,732
3.000%	03/15/45	16	14,635
3.000%	06/20/47	246	226,115
3.000%	05/20/51	65	58,558
3.000%	07/20/51	250	226,797
3.000%	09/20/51	152	137,750
3.500%	TBA	90	83,812
3.500%	04/15/45	17	15,698
3.500%	03/20/47	89	83,735
3.500%	07/20/47	469	442,021
3.500%	08/20/47	128	120,670
3.500%	09/20/47	25	23,449
3.500%	11/20/47	20	18,798
3.500%	12/20/47	19	17,708
3.500%	03/20/48	69	64,657
3.500%	11/20/51	44	41,220
4.000%	TBA	505	482,118
4.000%	03/15/44	36	34,994
4.000%	02/20/46	17	16,804
4.000%	03/20/46	78	75,924
4.000%	07/20/47	137	131,773
4.000%	12/20/47	51	48,863
4.500%	TBA	190	185,429
4.500%	10/15/41	20	19,652
4.500%	09/20/52	94	91,662
5.000%	06/15/38	10	10,245
5.000%	06/15/39	19	18,949
5.000%	12/15/39	15	15,264
5.000%	05/20/40	93	94,971
5.000%	06/20/40	74	75,397
5.000%	07/20/40	29	29,595
5.000%	03/15/44	62	62,703
5.500%	TBA	650	654,673
Tennessee Valley Authority Generic Strips, Bonds
2.040%(s)	09/15/30	215	157,818

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $28,564,290)			26,485,805

U.S. TREASURY OBLIGATIONS — 0.8%
U.S. Treasury Bonds
1.750%	08/15/41(h)(k)	28,281	19,699,484
2.000%	08/15/51	8,844	5,791,438
2.250%	05/15/41(h)(k)	37,495	28,613,372
2.375%	05/15/51	220	157,438
2.875%	05/15/52(h)	306	244,226
3.125%	11/15/41	829	721,619
4.000%	11/15/42(h)(k)	1,247	1,214,071
U.S. Treasury Notes
1.250%	06/30/28(k)	605	539,584
1.875%	02/15/32(k)	40	34,406
2.375%	03/31/29(k)	90	83,580
2.750%	08/15/32(k)	80	73,313
2.875%	08/15/28(k)	355	339,718

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. TREASURY OBLIGATIONS(continued)
3.250%	06/30/29(k)		480	$464,888
3.750%	06/30/30(h)(k)		3,055	3,028,746
3.875%	04/30/25		10,950	10,851,621
3.875%	11/30/29		10	9,987
3.875%	12/31/29		75	74,895
3.875%	08/15/33		65	64,959
4.125%	07/31/28		293	296,044
4.375%	11/30/30		1,585	1,630,816
4.875%	11/30/25		1,850	1,869,439
U.S. Treasury Strips Coupon
1.916%(s)	02/15/38		625	348,145
1.961%(s)	11/15/40(k)		5,785	2,791,263
1.964%(s)	08/15/41		7,655	3,551,800
2.053%(s)	05/15/43(k)		2,180	929,481
2.075%(s)	02/15/43		3,280	1,412,963
2.117%(s)	05/15/44		1,220	498,103
2.119%(s)	08/15/45(h)(k)		6,235	2,419,716
2.122%(s)	08/15/44(k)		600	242,391
2.125%(s)	05/15/45(k)		640	250,525
3.930%(s)	02/15/41		1,120	534,931
4.920%(s)	08/15/48		825	285,044
4.921%(s)	11/15/43		5,865	2,445,888
4.924%(s)	02/15/49		875	297,842
5.331%(s)	02/15/40		1,065	535,745
5.356%(s)	05/15/40		445	220,727

TOTAL U.S. TREASURY OBLIGATIONS (cost $110,416,668)				92,568,208

TOTAL LONG-TERM INVESTMENTS (cost $9,233,091,525)				10,148,590,564

		Shares

SHORT-TERM INVESTMENTS — 19.9%

AFFILIATED MUTUAL FUNDS — 19.1%
PGIM Core Ultra Short Bond Fund(wa)			2,122,114,089	2,122,114,089
PGIM Institutional Money Market Fund (cost $245,380,601; includes $244,288,419 of cash collateral for securities on loan)(b)(wa)			245,473,951	245,375,761

TOTAL AFFILIATED MUTUAL FUNDS (cost $2,367,494,690)				2,367,489,850

Interest Rate	Maturity Date	Principal Amount (000)#

FOREIGN TREASURY OBLIGATION(n) — 0.1%
Japan Treasury Discount Bills, Series 1187
(0.216)%	01/15/24	JPY	1,012,400	7,180,483

(cost $6,778,320)

U.S. TREASURY OBLIGATION(n) — 0.7%
U.S. Treasury Bills
5.261%	03/14/24(k)		92,000	91,046,604

(cost $91,031,780)

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value

UNAFFILIATED FUND — 0.0%
Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Shares)	4,017,459	$4,017,459

(cost $4,017,459)

TOTAL SHORT-TERM INVESTMENTS (cost $2,469,322,249)		2,469,734,396

TOTAL INVESTMENTS—101.9% (cost $11,702,413,774)		12,618,324,960
Liabilities in excess of other assets(z) — (1.9)%		(239,564,322)

NET ASSETS — 100.0%		$12,378,760,638

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $3,131 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $238,189,113; cash collateral of $244,288,419 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $1,105,588. The aggregate value of $626,075 is 0.0% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contracts:

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	3.000%	TBA	01/16/24	$(940)	$(831,422)
Federal National Mortgage Assoc.	3.500%	TBA	01/16/24	(195)	(178,882)
Federal National Mortgage Assoc.	4.000%	TBA	01/18/24	(125)	(122,637)
Federal National Mortgage Assoc.	4.500%	TBA	01/18/24	(225)	(223,875)
Federal National Mortgage Assoc.	5.000%	TBA	01/16/24	(175)	(173,127)
Federal National Mortgage Assoc.	6.000%	TBA	01/16/24	(950)	(964,547)
Government National Mortgage Assoc.	2.500%	TBA	01/22/24	(920)	(804,715)
Government National Mortgage Assoc.	5.000%	TBA	01/22/24	(520)	(516,344)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $3,728,602)					$(3,815,549)

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
202	3 Month CME SOFR	Mar. 2024	$47,794,463	$50,724
225	3 Month CME SOFR	Jun. 2024	53,445,938	208,265
61	3 Month EuroSTR	Mar. 2024	16,178,242	(2,195)
1,058	2 Year U.S. Treasury Notes	Mar. 2024	217,857,078	1,603,798
5	3 Year Australian Treasury Bonds	Mar. 2024	364,083	3,595

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Futures contracts outstanding at December 31, 2023 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions (cont’d):
47	5 Year Canadian Government Bonds	Mar. 2024	$3,997,155	$77,438
2,691	5 Year U.S. Treasury Notes	Mar. 2024	292,709,327	4,569,898
27	10 Year Australian Treasury Bonds	Mar. 2024	2,146,550	21,948
3,292	10 Year U.S. Treasury Notes	Mar. 2024	371,635,954	10,877,139
36	10 Year U.S. Ultra Treasury Notes	Mar. 2024	4,248,563	124,549
822	20 Year U.S. Treasury Bonds	Mar. 2024	102,698,625	6,910,710
1,226	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	163,785,938	12,891,157
114	Euro Schatz Index	Mar. 2024	13,408,720	14,169
2,993	Mini MSCI EAFE Index	Mar. 2024	337,071,660	12,272,068
669	Russell 2000 E-Mini Index	Mar. 2024	68,495,565	4,530,703
3,699	S&P 500 E-Mini Index	Mar. 2024	891,459,000	27,749,099

				81,903,065

Short Positions:
191	3 Month CME SOFR	Mar. 2024	45,191,794	(7,512)
54	2 Year U.S. Treasury Notes	Mar. 2024	11,119,359	(13,066)
5	3 Year Korea Treasury Bonds	Mar. 2024	409,271	(1,765)
125	5 Year Euro-Bobl	Mar. 2024	16,459,894	(240,332)
95	10 Year Canadian Government Bonds	Mar. 2024	8,903,136	(238,870)
132	10 Year Euro-Bund	Mar. 2024	19,995,891	(524,502)
14	10 Year Japanese Bonds	Mar. 2024	14,566,950	10,046
1	10 Year Korea Treasury Bonds	Mar. 2024	89,681	(1,441)
15	10 Year Mini Japanese Government Bonds	Mar. 2024	1,558,830	2,438
61	10 Year U.K. Gilt	Mar. 2024	7,981,412	(217,043)
92	10 Year U.S. Treasury Notes	Mar. 2024	10,385,938	(102,930)
173	10 Year U.S. Ultra Treasury Notes	Mar. 2024	20,416,704	(877,624)
59	20 Year U.S. Treasury Bonds	Mar. 2024	7,371,313	(399,343)
15	30 Year Euro Buxl	Mar. 2024	2,346,777	(103,743)
35	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	4,675,781	(113,128)
52	British Pound Currency	Mar. 2024	4,144,075	(13,763)
407	Euro Currency	Mar. 2024	56,344,062	(774,275)
204	Euro Schatz Index	Mar. 2024	23,994,552	(153,311)
22	Euro-BTP Italian Government Bond	Mar. 2024	2,893,784	(5,938)
2	Euro-OAT	Mar. 2024	290,361	2,018

				(3,774,084)

				$78,128,981

Forward foreign currency exchange contracts outstanding at December 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/09/24	ANZ	AUD	4,973	$3,366,467	$3,390,092	$23,625	$—
Expiring 01/09/24	BNP	AUD	1,295	850,027	882,801	32,774	—
Expiring 01/09/24	BNP	AUD	950	624,060	647,615	23,555	—
Expiring 01/09/24	BNP	AUD	595	406,776	405,611	—	(1,165)
Expiring 01/09/24	CITI	AUD	1,900	1,248,538	1,295,230	46,692	—
Expiring 01/09/24	CITI	AUD	1,315	882,293	896,435	14,142	—
Expiring 01/09/24	CWMC	AUD	708	469,336	482,644	13,308	—
Expiring 01/09/24	DB	AUD	1,490	1,007,121	1,015,733	8,612	—
Expiring 01/09/24	DB	AUD	950	626,552	647,615	21,063	—
Expiring 01/09/24	DB	AUD	930	616,373	633,981	17,608	—
Expiring 01/09/24	DB	AUD	930	616,563	633,981	17,418	—

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 01/09/24	DB	AUD	448	$302,962	$305,402	$2,440	$—
Expiring 01/09/24	DB	AUD	300	205,395	204,510	—	(885)
Expiring 01/09/24	GSI	AUD	930	616,246	633,981	17,735	—
Expiring 01/09/24	MSI	AUD	9,091	6,013,506	6,197,331	183,825	—
Expiring 01/09/24	MSI	AUD	1,295	854,425	882,801	28,376	—
Expiring 01/09/24	SSB	AUD	950	624,387	647,614	23,227	—
Expiring 01/09/24	SSB	AUD	470	308,687	320,399	11,712	—
Expiring 01/09/24	SSB	AUD	470	309,015	320,399	11,384	—
Expiring 01/09/24	UAG	AUD	665	445,826	453,330	7,504	—
Expiring 01/19/24	JPM	AUD	421	267,000	286,992	19,992	—
Brazilian Real,
Expiring 01/03/24	BARC	BRL	1,200	245,227	246,905	1,678	—
Expiring 01/03/24	CITI	BRL	2,000	413,112	411,508	—	(1,604)
Expiring 01/03/24	GSI	BRL	2,133	440,584	438,873	—	(1,711)
Expiring 01/03/24	MSI	BRL	2,933	596,017	603,477	7,460	—
Expiring 02/02/24	CITI	BRL	4,865	983,000	999,322	16,322	—
Expiring 02/02/24	GSI	BRL	2,133	433,828	438,100	4,272	—
British Pound,
Expiring 01/09/24	BARC	GBP	3,268	4,139,381	4,165,814	26,433	—
Expiring 01/09/24	BARC	GBP	982	1,241,580	1,251,784	10,204	—
Expiring 01/09/24	BARC	GBP	319	404,246	406,638	2,392	—
Expiring 01/09/24	BNP	GBP	1,248	1,566,461	1,590,862	24,401	—
Expiring 01/09/24	BNP	GBP	936	1,184,453	1,193,146	8,693	—
Expiring 01/09/24	BNP	GBP	913	1,153,544	1,163,828	10,284	—
Expiring 01/09/24	BNP	GBP	684	859,867	871,915	12,048	—
Expiring 01/09/24	BNP	GBP	499	626,302	636,089	9,787	—
Expiring 01/09/24	BNP	GBP	486	617,369	619,518	2,149	—
Expiring 01/09/24	BNP	GBP	319	404,082	406,638	2,556	—
Expiring 01/09/24	BOA	GBP	759	962,901	967,519	4,618	—
Expiring 01/09/24	CA	GBP	279	352,384	355,649	3,265	—
Expiring 01/09/24	CITI	GBP	1,452	1,839,632	1,850,906	11,274	—
Expiring 01/09/24	CITI	GBP	683	869,369	870,640	1,271	—
Expiring 01/09/24	CITI	GBP	353	449,072	449,979	907	—
Expiring 01/09/24	CITI	GBP	172	217,170	219,254	2,084	—
Expiring 01/09/24	DB	GBP	499	634,077	636,090	2,013	—
Expiring 01/09/24	DB	GBP	319	404,569	406,638	2,069	—
Expiring 01/09/24	MSI	GBP	496	624,458	632,266	7,808	—
Expiring 01/09/24	MSI	GBP	353	445,009	449,979	4,970	—
Expiring 01/09/24	NWM	GBP	566	717,442	721,497	4,055	—
Expiring 01/09/24	RBC	GBP	435	551,083	554,507	3,424	—
Expiring 01/09/24	SSB	GBP	914	1,161,018	1,165,102	4,084	—
Expiring 01/09/24	SSB	GBP	673	852,245	857,893	5,648	—
Expiring 01/09/24	SSB	GBP	494	627,062	629,716	2,654	—
Expiring 01/09/24	SSB	GBP	452	577,138	576,177	—	(961)
Expiring 01/09/24	SSB	GBP	446	566,532	568,529	1,997	—
Expiring 01/09/24	SSB	GBP	185	235,912	235,824	—	(88)
Expiring 01/09/24	SSB	GBP	183	233,662	233,275	—	(387)
Expiring 01/09/24	UAG	GBP	691	880,335	880,838	503	—
Expiring 01/09/24	UAG	GBP	320	409,184	407,914	—	(1,270)
Expiring 01/09/24	UAG	GBP	318	404,651	405,364	713	—
Expiring 01/09/24	WBC	GBP	813	1,028,243	1,036,355	8,112	—
Expiring 01/12/24	DB	GBP	34	43,558	43,667	109	—
Canadian Dollar,
Expiring 01/09/24	CITI	CAD	1,345	1,008,445	1,015,226	6,781	—
Expiring 01/09/24	CITI	CAD	540	407,287	407,600	313	—

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar (cont’d.),
Expiring 01/09/24	JPM	CAD	620	$461,949	$467,985	$6,036	$—
Expiring 01/09/24	JPM	CAD	300	224,250	226,445	2,195	—
Expiring 01/09/24	MSI	CAD	2,155	1,612,799	1,626,626	13,827	—
Expiring 01/09/24	MSI	CAD	1,175	873,912	886,907	12,995	—
Expiring 01/09/24	MSI	CAD	580	438,560	437,792	—	(768)
Expiring 01/09/24	RBC	CAD	7,018	5,170,388	5,297,290	126,902	—
Expiring 01/09/24	RBC	CAD	1,346	991,642	1,015,981	24,339	—
Expiring 01/09/24	SSB	CAD	845	626,236	637,819	11,583	—
Expiring 01/09/24	SSB	CAD	835	615,164	630,271	15,107	—
Expiring 01/09/24	UAG	CAD	1,685	1,248,828	1,271,863	23,035	—
Expiring 01/09/24	UAG	CAD	850	635,049	641,592	6,543	—
Expiring 01/09/24	UAG	CAD	850	632,174	641,593	9,419	—
Expiring 01/09/24	UAG	CAD	835	614,818	630,271	15,453	—
Chilean Peso,
Expiring 01/09/24	CITI	CLP	316,100	362,987	358,620	—	(4,367)
Expiring 01/09/24	CITI	CLP	176,500	204,306	200,242	—	(4,064)
Expiring 01/09/24	CITI	CLP	176,500	204,164	200,241	—	(3,923)
Expiring 01/09/24	CITI	CLP	122,093	140,095	138,516	—	(1,579)
Expiring 01/09/24	GSI	CLP	46,520	53,277	52,778	—	(499)
Expiring 01/09/24	GSI	CLP	26,620	30,026	30,201	175	—
Expiring 03/20/24	DB	CLP	614,741	702,000	694,591	—	(7,409)
Chinese Renminbi,
Expiring 01/09/24	UAG	CNH	9,567	1,343,887	1,343,693	—	(194)
Expiring 01/09/24	UAG	CNH	497	69,814	69,804	—	(10)
Expiring 01/24/24	BOA	CNH	3,090	457,744	434,432	—	(23,312)
Expiring 01/30/24	BARC	CNH	10,868	1,515,000	1,528,535	13,535	—
Expiring 01/30/24	BNP	CNH	1,044	146,351	146,816	465	—
Expiring 01/30/24	BOA	CNH	10,620	1,482,000	1,493,683	11,683	—
Expiring 01/30/24	BOA	CNH	6,061	851,000	852,440	1,440	—
Expiring 01/30/24	JPM	CNH	23,014	3,168,676	3,236,921	68,245	—
Expiring 04/10/24	CA	CNH	3,090	437,596	436,754	—	(842)
Colombian Peso,
Expiring 01/09/24	GSI	COP	160,200	40,472	41,245	773	—
Expiring 01/09/24	SCS	COP	2,757,007	690,806	709,822	19,016	—
Expiring 01/09/24	SCS	COP	1,022,742	264,479	263,316	—	(1,163)
Expiring 03/20/24	CITI	COP	1,752,779	434,771	444,974	10,203	—
Expiring 03/20/24	GSI	COP	2,295,209	562,413	582,678	20,265	—
Expiring 03/20/24	GSI	COP	2,276,993	561,756	578,054	16,298	—
Czech Koruna,
Expiring 01/09/24	BARC	CZK	4,430	198,450	198,020	—	(430)
Expiring 01/09/24	BARC	CZK	3,600	161,726	160,919	—	(807)
Expiring 01/09/24	BARC	CZK	2,580	115,001	115,325	324	—
Expiring 01/09/24	BNP	CZK	1,563	69,648	69,865	217	—
Expiring 01/09/24	MSI	CZK	8,905	402,650	398,051	—	(4,599)
Expiring 01/09/24	MSI	CZK	8,868	396,933	396,397	—	(536)
Expiring 01/19/24	BARC	CZK	2,257	97,430	100,847	3,417	—
Expiring 01/19/24	CITI	CZK	29,616	1,284,400	1,323,341	38,941	—
Expiring 01/19/24	DB	CZK	25,134	1,073,000	1,123,093	50,093	—
Expiring 01/19/24	DB	CZK	20,917	892,000	934,667	42,667	—
Expiring 01/19/24	DB	CZK	17,665	781,376	789,340	7,964	—
Expiring 01/19/24	GSI	CZK	17,816	772,500	796,093	23,593	—
Expiring 01/19/24	GSI	CZK	17,471	777,596	780,664	3,068	—
Expiring 01/19/24	MSI	CZK	24,344	1,062,000	1,087,773	25,773	—
Danish Krone,
Expiring 01/09/24	CWMC	DKK	1,036	152,351	153,507	1,156	—

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro,
Expiring 01/09/24	BARC	EUR	1,452	$1,572,491	$1,603,640	$31,149	$—
Expiring 01/09/24	BARC	EUR	1,432	1,563,615	1,581,551	17,936	—
Expiring 01/09/24	BARC	EUR	1,139	1,238,945	1,257,952	19,007	—
Expiring 01/09/24	BARC	EUR	758	820,950	837,162	16,212	—
Expiring 01/09/24	BARC	EUR	581	625,011	641,677	16,666	—
Expiring 01/09/24	BARC	EUR	581	636,767	641,677	4,910	—
Expiring 01/09/24	BARC	EUR	570	619,412	629,528	10,116	—
Expiring 01/09/24	BARC	EUR	570	618,792	629,528	10,736	—
Expiring 01/09/24	BARC	EUR	392	429,290	432,939	3,649	—
Expiring 01/09/24	BARC	EUR	343	369,077	378,821	9,744	—
Expiring 01/09/24	BARC	EUR	106	114,455	117,070	2,615	—
Expiring 01/09/24	BNP	EUR	1,068	1,161,591	1,179,537	17,946	—
Expiring 01/09/24	BNP	EUR	540	583,781	596,395	12,614	—
Expiring 01/09/24	BNP	EUR	277	308,160	305,928	—	(2,232)
Expiring 01/09/24	CA	EUR	17,154	18,816,077	18,945,481	129,404	—
Expiring 01/09/24	CA	EUR	1,494	1,615,006	1,650,026	35,020	—
Expiring 01/09/24	CA	EUR	497	537,254	548,904	11,650	—
Expiring 01/09/24	CA	EUR	236	258,447	260,646	2,199	—
Expiring 01/09/24	CITI	EUR	796	858,936	879,131	20,195	—
Expiring 01/09/24	CITI	EUR	792	864,941	874,713	9,772	—
Expiring 01/09/24	CITI	EUR	781	850,725	862,564	11,839	—
Expiring 01/09/24	CITI	EUR	778	850,206	859,250	9,044	—
Expiring 01/09/24	CITI	EUR	405	450,417	447,297	—	(3,120)
Expiring 01/09/24	CITI	EUR	403	445,621	445,087	—	(534)
Expiring 01/09/24	CITI	EUR	268	289,336	295,989	6,653	—
Expiring 01/09/24	CITI	EUR	204	223,102	225,304	2,202	—
Expiring 01/09/24	CITI	EUR	105	113,007	115,966	2,959	—
Expiring 01/09/24	DB	EUR	3,633	3,995,165	4,012,413	17,248	—
Expiring 01/09/24	DB	EUR	368	408,987	406,432	—	(2,555)
Expiring 01/09/24	GSI	EUR	5,202	5,718,304	5,745,272	26,968	—
Expiring 01/09/24	GSI	EUR	2,813	3,092,193	3,106,776	14,583	—
Expiring 01/09/24	GSI	EUR	1,093	1,192,871	1,207,148	14,277	—
Expiring 01/09/24	GSI	EUR	582	626,602	642,782	16,180	—
Expiring 01/09/24	GSI	EUR	76	83,543	83,937	394	—
Expiring 01/09/24	JPM	EUR	2,895	3,121,166	3,197,340	76,174	—
Expiring 01/09/24	JPM	EUR	1,087	1,174,465	1,200,521	26,056	—
Expiring 01/09/24	JPM	EUR	774	850,336	854,832	4,496	—
Expiring 01/09/24	JPM	EUR	742	814,461	819,491	5,030	—
Expiring 01/09/24	JPM	EUR	543	592,625	599,709	7,084	—
Expiring 01/09/24	JPM	EUR	286	314,077	315,868	1,791	—
Expiring 01/09/24	MSI	EUR	19,961	21,874,392	22,045,631	171,239	—
Expiring 01/09/24	MSI	EUR	310	340,850	342,375	1,525	—
Expiring 01/09/24	NWM	EUR	105	114,684	115,965	1,281	—
Expiring 01/09/24	RBC	EUR	1,683	1,852,439	1,858,764	6,325	—
Expiring 01/09/24	SG	EUR	561	616,455	619,588	3,133	—
Expiring 01/09/24	SSB	EUR	1,085	1,186,636	1,198,312	11,676	—
Expiring 01/09/24	SSB	EUR	582	626,294	642,781	16,487	—
Expiring 01/09/24	SSB	EUR	581	624,782	641,677	16,895	—
Expiring 01/09/24	SSB	EUR	561	616,597	619,588	2,991	—
Expiring 01/09/24	SSB	EUR	561	617,741	619,588	1,847	—
Expiring 01/09/24	SSB	EUR	367	405,848	405,327	—	(521)
Expiring 01/09/24	SSB	EUR	366	405,113	404,223	—	(890)
Expiring 01/09/24	TD	EUR	107	117,677	118,174	497	—
Expiring 01/09/24	TD	EUR	92	101,251	101,608	357	—
Expiring 01/09/24	UAG	EUR	2,244	2,469,778	2,478,353	8,575	—

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/09/24	UAG	EUR	1,162	$1,277,021	$1,283,354	$6,333	$—
Expiring 01/09/24	UAG	EUR	582	626,132	642,781	16,649	—
Expiring 01/09/24	UAG	EUR	581	628,016	641,677	13,661	—
Expiring 01/09/24	UAG	EUR	367	406,286	405,328	—	(958)
Expiring 01/19/24	CITI	EUR	776	853,493	857,407	3,914	—
Expiring 01/19/24	CITI	EUR	387	417,485	427,599	10,114	—
Expiring 01/19/24	GSI	EUR	1,531	1,687,000	1,691,491	4,491	—
Expiring 01/19/24	JPM	EUR	1,533	1,687,000	1,693,731	6,731	—
Expiring 01/19/24	SSB	EUR	764	828,194	844,148	15,954	—
Expiring 01/19/24	UAG	EUR	1,088	1,193,000	1,202,084	9,084	—
Hong Kong Dollar,
Expiring 01/09/24	BNP	HKD	2,555	327,421	327,282	—	(139)
Expiring 01/09/24	CWMC	HKD	4,950	633,889	634,070	181	—
Hungarian Forint,
Expiring 01/09/24	BARC	HUF	89,200	254,162	256,712	2,550	—
Expiring 01/09/24	CWMC	HUF	75,877	216,274	218,369	2,095	—
Expiring 01/09/24	JPM	HUF	42,600	122,343	122,600	257	—
Expiring 01/09/24	JPM	HUF	34,400	98,776	99,001	225	—
Expiring 01/19/24	BARC	HUF	354,023	959,437	1,017,340	57,903	—
Expiring 01/19/24	DB	HUF	347,073	984,000	997,368	13,368	—
Expiring 01/19/24	DB	HUF	316,911	870,000	910,695	40,695	—
Expiring 01/19/24	GSI	HUF	252,377	706,000	725,246	19,246	—
Expiring 01/19/24	SSB	HUF	323,784	895,000	930,445	35,445	—
Indian Rupee,
Expiring 01/09/24	DB	INR	96,794	1,160,806	1,162,319	1,513	—
Expiring 01/09/24	DB	INR	46,382	558,278	556,963	—	(1,315)
Expiring 01/09/24	JPM	INR	8,870	106,688	106,513	—	(175)
Expiring 01/09/24	SCS	INR	10,528	126,645	126,422	—	(223)
Expiring 03/20/24	CITI	INR	200,263	2,393,560	2,397,391	3,831	—
Expiring 03/20/24	UAG	INR	200,263	2,393,551	2,397,391	3,840	—
Indonesian Rupiah,
Expiring 01/09/24	BARC	IDR	356,000	22,910	23,127	217	—
Expiring 01/09/24	GSI	IDR	17,073,227	1,105,135	1,109,140	4,005	—
Expiring 03/20/24	BOA	IDR	16,460,845	1,058,065	1,068,993	10,928	—
Expiring 03/20/24	HSBC	IDR	19,606,735	1,251,000	1,273,292	22,292	—
Expiring 03/20/24	JPM	IDR	8,554,011	548,500	555,511	7,011	—
Israeli Shekel,
Expiring 01/09/24	BARC	ILS	810	218,235	223,759	5,524	—
Expiring 01/09/24	BARC	ILS	810	217,833	223,759	5,926	—
Expiring 01/09/24	SSB	ILS	220	60,553	60,774	221	—
Expiring 01/09/24	UAG	ILS	2,095	577,921	578,735	814	—
Expiring 03/20/24	BOA	ILS	4,573	1,237,960	1,266,352	28,392	—
Expiring 03/20/24	CITI	ILS	4,017	1,085,000	1,112,355	27,355	—
Expiring 03/20/24	CITI	ILS	1,723	466,922	477,065	10,143	—
Japanese Yen,
Expiring 01/09/24	BARC	JPY	124,500	868,818	884,507	15,689	—
Expiring 01/09/24	BARC	JPY	86,900	613,072	617,379	4,307	—
Expiring 01/09/24	BNP	JPY	91,900	626,601	652,901	26,300	—
Expiring 01/09/24	BNP	JPY	86,900	611,241	617,378	6,137	—
Expiring 01/09/24	BNP	JPY	86,150	587,396	612,051	24,655	—
Expiring 01/09/24	BNP	JPY	86,150	587,683	612,051	24,368	—
Expiring 01/09/24	BOA	JPY	57,800	408,932	410,638	1,706	—
Expiring 01/09/24	CA	JPY	49,400	337,339	350,961	13,622	—
Expiring 01/09/24	CBA	JPY	91,900	626,217	652,901	26,684	—
Expiring 01/09/24	CITI	JPY	126,400	862,525	898,005	35,480	—

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 01/09/24	CITI	JPY	123,600	$867,095	$878,113	$11,018	$—
Expiring 01/09/24	CITI	JPY	91,100	635,175	647,218	12,043	—
Expiring 01/09/24	CWMC	JPY	1,272,106	8,692,147	9,037,644	345,497	—
Expiring 01/09/24	DB	JPY	90,500	621,003	642,955	21,952	—
Expiring 01/09/24	DB	JPY	85,100	590,850	604,590	13,740	—
Expiring 01/09/24	DB	JPY	31,900	221,929	226,633	4,704	—
Expiring 01/09/24	GSI	JPY	228,500	1,585,210	1,623,372	38,162	—
Expiring 01/09/24	GSI	JPY	91,900	626,513	652,902	26,389	—
Expiring 01/09/24	HSBC	JPY	668,938	4,674,050	4,752,452	78,402	—
Expiring 01/09/24	JPM	JPY	126,800	872,761	900,847	28,086	—
Expiring 01/09/24	MSI	JPY	224,500	1,558,245	1,594,954	36,709	—
Expiring 01/09/24	MSI	JPY	182,200	1,243,225	1,294,435	51,210	—
Expiring 01/09/24	MSI	JPY	136,100	951,491	966,919	15,428	—
Expiring 01/09/24	MSI	JPY	91,200	622,173	647,928	25,755	—
Expiring 01/09/24	SSB	JPY	74,936	527,368	532,380	5,012	—
Expiring 01/09/24	SSB	JPY	44,900	315,626	318,991	3,365	—
Expiring 01/09/24	UAG	JPY	136,100	958,573	966,919	8,346	—
Expiring 01/09/24	UAG	JPY	124,000	862,834	880,955	18,121	—
Expiring 01/09/24	UAG	JPY	91,900	627,393	652,901	25,508	—
Expiring 01/09/24	UAG	JPY	90,500	622,062	642,954	20,892	—
Expiring 01/09/24	UAG	JPY	90,300	631,679	641,534	9,855	—
Expiring 01/09/24	UAG	JPY	90,300	632,820	641,533	8,713	—
Expiring 01/09/24	UAG	JPY	90,300	630,466	641,534	11,068	—
Expiring 01/09/24	UAG	JPY	89,800	630,429	637,981	7,552	—
Expiring 01/09/24	UAG	JPY	58,000	404,809	412,060	7,251	—
Expiring 01/09/24	UAG	JPY	57,800	408,960	410,638	1,678	—
Expiring 01/09/24	UAG	JPY	57,400	406,044	407,797	1,753	—
Expiring 01/09/24	UAG	JPY	34,700	242,455	246,525	4,070	—
Expiring 01/16/24	UAG	JPY	1,014,950	7,099,677	7,218,593	118,916	—
Expiring 01/19/24	HSBC	JPY	359,628	2,454,092	2,558,969	104,877	—
Expiring 01/19/24	HSBC	JPY	168,455	1,149,532	1,198,658	49,126	—
Expiring 01/19/24	MSI	JPY	46,739	312,664	332,574	19,910	—
Expiring 01/29/24	HSBC	JPY	1,764,600	12,368,387	12,575,918	207,531	—
Malaysian Ringgit,
Expiring 01/09/24	DB	MYR	5,411	1,163,406	1,180,857	17,451	—
Mexican Peso,
Expiring 01/09/24	BARC	MXN	10,890	628,532	640,150	11,618	—
Expiring 01/09/24	BARC	MXN	9,050	521,524	531,989	10,465	—
Expiring 01/09/24	BARC	MXN	3,250	189,010	191,045	2,035	—
Expiring 01/09/24	BARC	MXN	923	53,421	54,257	836	—
Expiring 01/09/24	BMO	MXN	15,721	918,267	924,132	5,865	—
Expiring 01/09/24	BMO	MXN	3,660	209,983	215,147	5,164	—
Expiring 01/09/24	BNP	MXN	16,300	929,903	958,168	28,265	—
Expiring 01/09/24	BNP	MXN	10,890	627,123	640,150	13,027	—
Expiring 01/09/24	BNP	MXN	10,520	610,032	618,400	8,368	—
Expiring 01/09/24	BNP	MXN	5,440	313,995	319,781	5,786	—
Expiring 01/09/24	BNP	MXN	5,390	308,066	316,842	8,776	—
Expiring 01/09/24	BNP	MXN	5,060	288,604	297,444	8,840	—
Expiring 01/09/24	CITI	MXN	2,830	161,974	166,356	4,382	—
Expiring 01/09/24	DB	MXN	5,450	314,760	320,369	5,609	—
Expiring 01/09/24	DB	MXN	5,450	314,474	320,369	5,895	—
Expiring 01/09/24	GSI	MXN	47,740	2,789,717	2,806,314	16,597	—
Expiring 01/09/24	GSI	MXN	10,570	612,172	621,340	9,168	—
Expiring 01/09/24	GSI	MXN	8,990	515,695	528,462	12,767	—
Expiring 01/09/24	GSI	MXN	5,130	296,789	301,558	4,769	—

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 01/09/24	GSI	MXN	2,155	$124,783	$126,678	$1,895	$—
Expiring 01/09/24	GSI	MXN	1,647	97,267	96,816	—	(451)
Expiring 01/09/24	JPM	MXN	8,920	511,716	524,347	12,631	—
Expiring 01/09/24	JPM	MXN	8,880	505,668	521,996	16,328	—
Expiring 01/09/24	JPM	MXN	8,750	504,777	514,354	9,577	—
Expiring 01/09/24	JPM	MXN	5,060	287,549	297,444	9,895	—
Expiring 01/09/24	JPM	MXN	5,050	288,318	296,856	8,538	—
Expiring 01/09/24	JPM	MXN	513	29,705	30,155	450	—
Expiring 01/09/24	MSI	MXN	8,930	515,741	524,935	9,194	—
Expiring 01/09/24	MSI	MXN	2,050	118,614	120,506	1,892	—
Expiring 01/09/24	SSB	MXN	13,780	804,484	810,034	5,550	—
Expiring 01/09/24	SSB	MXN	8,810	501,361	517,881	16,520	—
Expiring 01/09/24	SSB	MXN	1,539	89,091	90,468	1,377	—
Expiring 01/09/24	UAG	MXN	5,290	303,682	310,963	7,281	—
Expiring 03/20/24	BNYM	MXN	10,077	578,317	585,591	7,274	—
Expiring 03/20/24	GSI	MXN	18,771	1,070,000	1,090,853	20,853	—
Expiring 03/20/24	HSBC	MXN	6,880	393,484	399,821	6,337	—
Expiring 03/20/24	TD	MXN	14,643	832,000	850,963	18,963	—
New Taiwanese Dollar,
Expiring 01/09/24	BOA	TWD	22,792	729,461	748,076	18,615	—
New Zealand Dollar,
Expiring 01/09/24	ANZ	NZD	1,859	1,165,411	1,175,200	9,789	—
Expiring 01/09/24	BARC	NZD	1,694	1,033,527	1,070,892	37,365	—
Expiring 01/09/24	BARC	NZD	645	403,177	407,749	4,572	—
Expiring 01/09/24	BARC	NZD	320	202,795	202,293	—	(502)
Expiring 01/09/24	CBA	NZD	6,524	4,016,664	4,124,264	107,600	—
Expiring 01/09/24	CITI	NZD	3,015	1,853,886	1,905,987	52,101	—
Expiring 01/09/24	CITI	NZD	2,010	1,244,391	1,270,658	26,267	—
Expiring 01/09/24	JPM	NZD	1,390	856,212	878,713	22,501	—
Expiring 01/09/24	MSI	NZD	2,535	1,558,521	1,602,546	44,025	—
Expiring 01/09/24	MSI	NZD	1,285	803,459	812,336	8,877	—
Expiring 01/09/24	MSI	NZD	942	583,048	595,502	12,454	—
Expiring 01/09/24	MSI	NZD	710	448,150	448,839	689	—
Expiring 01/09/24	SSB	NZD	943	582,167	596,135	13,968	—
Expiring 01/09/24	UAG	NZD	1,400	860,299	885,036	24,737	—
Expiring 01/09/24	UAG	NZD	950	588,636	600,559	11,923	—
Expiring 01/09/24	UAG	NZD	650	400,081	410,909	10,828	—
Expiring 01/19/24	CITI	NZD	902	542,832	570,055	27,223	—
Expiring 01/19/24	CITI	NZD	770	463,320	486,555	23,235	—
Norwegian Krone,
Expiring 01/09/24	BARC	NOK	6,560	616,836	645,862	29,026	—
Expiring 01/09/24	BARC	NOK	2,050	201,146	201,832	686	—
Expiring 01/09/24	BARC	NOK	2,050	201,076	201,832	756	—
Expiring 01/09/24	DB	NOK	19,062	1,789,107	1,876,741	87,634	—
Expiring 01/09/24	DB	NOK	6,830	645,979	672,445	26,466	—
Expiring 01/09/24	DB	NOK	6,810	621,054	670,475	49,421	—
Expiring 01/09/24	DB	NOK	6,560	616,582	645,862	29,280	—
Expiring 01/09/24	DB	NOK	2,070	205,509	203,801	—	(1,708)
Expiring 01/09/24	GSI	NOK	10,678	1,002,562	1,051,298	48,736	—
Expiring 01/09/24	GSI	NOK	6,840	630,514	673,430	42,916	—
Expiring 01/09/24	GSI	NOK	6,114	593,883	601,951	8,068	—
Expiring 01/09/24	GSI	NOK	4,160	404,003	409,571	5,568	—
Expiring 01/09/24	GSI	NOK	2,080	202,521	204,785	2,264	—
Expiring 01/09/24	GSI	NOK	2,070	204,795	203,801	—	(994)
Expiring 01/09/24	JPM	NOK	6,150	575,406	605,496	30,090	—

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Norwegian Krone (cont’d.),
Expiring 01/09/24	JPM	NOK	6,150	$575,405	$605,495	$30,090	$—
Expiring 01/09/24	JPM	NOK	3,320	305,958	326,869	20,911	—
Expiring 01/09/24	JPM	NOK	3,080	303,342	303,240	—	(102)
Expiring 01/09/24	MSI	NOK	9,180	846,749	903,813	57,064	—
Expiring 01/09/24	MSI	NOK	3,390	310,454	333,761	23,307	—
Expiring 01/19/24	JPM	NOK	3,212	296,499	316,324	19,825	—
Peruvian Nuevo Sol,
Expiring 01/09/24	CITI	PEN	386	104,127	104,306	179	—
Expiring 01/09/24	SCS	PEN	745	199,561	201,317	1,756	—
Expiring 03/20/24	BNP	PEN	539	143,670	145,459	1,789	—
Expiring 03/20/24	MSI	PEN	1,866	494,763	503,150	8,387	—
Philippine Peso,
Expiring 01/09/24	BOA	PHP	8,450	152,582	152,589	7	—
Polish Zloty,
Expiring 01/09/24	BNP	PLN	864	218,015	219,553	1,538	—
Expiring 01/09/24	JPM	PLN	1,355	341,859	344,322	2,463	—
Expiring 01/09/24	JPM	PLN	273	69,483	69,373	—	(110)
Expiring 01/19/24	DB	PLN	3,457	831,000	878,417	47,417	—
Expiring 01/19/24	GSI	PLN	3,452	866,000	876,987	10,987	—
Expiring 01/19/24	GSI	PLN	3,330	800,000	845,953	45,953	—
Expiring 01/19/24	HSBC	PLN	4,850	1,134,590	1,232,283	97,693	—
Expiring 01/19/24	MSI	PLN	3,431	858,000	871,642	13,642	—
Expiring 01/19/24	SSB	PLN	3,627	873,000	921,468	48,468	—
Romanian Leu,
Expiring 01/09/24	BARC	RON	704	155,326	156,217	891	—
Expiring 01/09/24	GSI	RON	273	59,739	60,578	839	—
Expiring 01/09/24	SSB	RON	282	62,334	62,576	242	—
Singapore Dollar,
Expiring 01/09/24	BARC	SGD	475	357,003	360,106	3,103	—
Expiring 01/09/24	BNP	SGD	24	18,045	18,195	150	—
Expiring 01/09/24	CA	SGD	862	648,986	653,498	4,512	—
Expiring 01/09/24	GSI	SGD	75	56,541	56,859	318	—
Expiring 03/20/24	CITI	SGD	1,129	851,000	858,660	7,660	—
South African Rand,
Expiring 01/09/24	BARC	ZAR	4,493	234,682	245,389	10,707	—
Expiring 01/09/24	BOA	ZAR	9,670	508,052	528,137	20,085	—
Expiring 01/09/24	BOA	ZAR	9,580	513,315	523,221	9,906	—
Expiring 01/09/24	BOA	ZAR	3,740	204,519	204,264	—	(255)
Expiring 01/09/24	GSI	ZAR	9,750	509,569	532,506	22,937	—
Expiring 01/09/24	GSI	ZAR	9,720	514,106	530,867	16,761	—
Expiring 01/09/24	GSI	ZAR	9,670	510,600	528,137	17,537	—
Expiring 01/09/24	GSI	ZAR	9,530	502,131	520,490	18,359	—
Expiring 01/09/24	GSI	ZAR	4,890	266,795	267,073	278	—
Expiring 01/09/24	GSI	ZAR	2,080	113,702	113,602	—	(100)
Expiring 03/20/24	DB	ZAR	8,997	482,518	488,338	5,820	—
Expiring 03/20/24	HSBC	ZAR	36,690	1,943,742	1,991,535	47,793	—
Expiring 03/20/24	TD	ZAR	42,213	2,256,347	2,291,336	34,989	—
South Korean Won,
Expiring 01/09/24	BARC	KRW	820,340	622,649	632,953	10,304	—
Expiring 01/09/24	BOA	KRW	1,594,220	1,240,156	1,230,059	—	(10,097)
Expiring 01/09/24	BOA	KRW	822,560	631,379	634,666	3,287	—
Expiring 01/09/24	BOA	KRW	251,080	195,454	193,727	—	(1,727)
Expiring 01/09/24	BOA	KRW	164,610	126,804	127,009	205	—
Expiring 01/09/24	CITI	KRW	1,101,040	849,568	849,534	—	(34)
Expiring 01/09/24	JPM	KRW	815,280	621,497	629,049	7,552	—

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 01/09/24	JPM	KRW	525,840	$408,896	$405,725	$—	$(3,171)
Expiring 01/09/24	JPM	KRW	525,620	406,512	405,555	—	(957)
Expiring 01/09/24	JPM	KRW	524,610	402,370	404,776	2,406	—
Expiring 01/09/24	MSI	KRW	2,547,106	1,958,875	1,965,281	6,406	—
Expiring 01/09/24	MSI	KRW	1,603,640	1,231,806	1,237,327	5,521	—
Expiring 01/09/24	MSI	KRW	314,970	242,117	243,023	906	—
Expiring 03/20/24	BARC	KRW	297,344	226,735	230,694	3,959	—
Swedish Krona,
Expiring 01/09/24	BARC	SEK	23,110	2,280,586	2,292,309	11,723	—
Expiring 01/09/24	BARC	SEK	4,030	403,525	399,741	—	(3,784)
Expiring 01/09/24	BARC	SEK	4,030	403,650	399,741	—	(3,909)
Expiring 01/09/24	BNP	SEK	8,190	809,637	812,377	2,740	—
Expiring 01/09/24	CITI	SEK	9,710	952,296	963,147	10,851	—
Expiring 01/09/24	CITI	SEK	9,040	880,825	896,688	15,863	—
Expiring 01/09/24	CITI	SEK	8,890	871,531	881,810	10,279	—
Expiring 01/09/24	CITI	SEK	8,890	871,748	881,810	10,062	—
Expiring 01/09/24	DB	SEK	9,780	936,662	970,091	33,429	—
Expiring 01/09/24	DB	SEK	6,510	623,384	645,735	22,351	—
Expiring 01/09/24	DB	SEK	6,470	634,477	641,768	7,291	—
Expiring 01/09/24	DB	SEK	6,390	617,532	633,832	16,300	—
Expiring 01/09/24	DB	SEK	6,390	619,278	633,832	14,554	—
Expiring 01/09/24	DB	SEK	4,080	409,552	404,700	—	(4,852)
Expiring 01/09/24	GSI	SEK	6,520	629,274	646,727	17,453	—
Expiring 01/09/24	GSI	SEK	4,837	478,956	479,788	832	—
Expiring 01/09/24	JPM	SEK	12,790	1,236,979	1,268,656	31,677	—
Expiring 01/09/24	JPM	SEK	6,170	611,095	612,010	915	—
Expiring 01/09/24	JPM	SEK	6,030	577,926	598,123	20,197	—
Expiring 01/09/24	JPM	SEK	4,460	443,909	442,393	—	(1,516)
Expiring 01/09/24	JPM	SEK	3,210	310,668	318,404	7,736	—
Expiring 01/09/24	JPM	SEK	3,200	309,605	317,412	7,807	—
Expiring 01/09/24	UAG	SEK	4,080	411,154	404,700	—	(6,454)
Expiring 01/19/24	BARC	SEK	3,603	331,983	357,555	25,572	—
Swiss Franc,
Expiring 01/09/24	BARC	CHF	825	954,551	982,060	27,509	—
Expiring 01/09/24	BARC	CHF	699	812,852	832,072	19,220	—
Expiring 01/09/24	BNP	CHF	540	622,966	642,802	19,836	—
Expiring 01/09/24	BNP	CHF	540	622,883	642,803	19,920	—
Expiring 01/09/24	BNP	CHF	515	591,197	613,043	21,846	—
Expiring 01/09/24	CITI	CHF	1,380	1,574,737	1,642,718	67,981	—
Expiring 01/09/24	CITI	CHF	820	939,120	976,107	36,987	—
Expiring 01/09/24	CITI	CHF	755	879,207	898,733	19,526	—
Expiring 01/09/24	CITI	CHF	755	864,228	898,733	34,505	—
Expiring 01/09/24	CITI	CHF	740	849,079	880,878	31,799	—
Expiring 01/09/24	CITI	CHF	380	440,676	452,343	11,667	—
Expiring 01/09/24	GSI	CHF	545	629,676	648,755	19,079	—
Expiring 01/09/24	MSI	CHF	3,650	4,247,346	4,344,870	97,524	—
Expiring 01/09/24	MSI	CHF	755	871,455	898,733	27,278	—
Expiring 01/09/24	MSI	CHF	695	809,913	827,311	17,398	—
Expiring 01/09/24	TD	CHF	270	309,995	321,401	11,406	—
Expiring 01/09/24	UAG	CHF	695	825,012	827,311	2,299	—
Expiring 01/09/24	UAG	CHF	350	408,266	416,631	8,365	—
Expiring 01/09/24	UAG	CHF	345	409,184	410,679	1,495	—
Expiring 01/09/24	UAG	CHF	345	412,405	410,680	—	(1,725)
Expiring 01/19/24	CITI	CHF	620	717,683	738,235	20,552	—

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht,
Expiring 01/09/24	ANZ	THB	11,261	$323,745	$330,232	$6,487	$—
Expiring 01/09/24	BARC	THB	6,430	184,248	188,562	4,314	—
Expiring 01/09/24	BARC	THB	3,980	115,799	116,715	916	—
Expiring 01/09/24	CITI	THB	17,107	491,951	501,669	9,718	—
Expiring 01/09/24	GSI	THB	12,240	354,639	358,942	4,303	—
Expiring 01/09/24	GSI	THB	2,779	79,990	81,495	1,505	—
Expiring 01/09/24	UAG	THB	2,120	61,028	62,170	1,142	—
Expiring 03/20/24	HSBC	THB	36,722	1,059,000	1,083,428	24,428	—
Expiring 03/20/24	MSI	THB	38,455	1,113,000	1,134,559	21,559	—
Turkish Lira,
Expiring 03/20/24	BARC	TRY	15,511	493,000	487,830	—	(5,170)
Expiring 03/20/24	BARC	TRY	13,104	410,000	412,123	2,123	—

				$386,773,296	$393,512,518	6,862,075	(122,853)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/09/24	BARC	AUD	1,300	$873,556	$886,209	$—	$(12,653)
Expiring 01/09/24	BARC	AUD	445	302,573	303,356	—	(783)
Expiring 01/09/24	BARC	AUD	295	201,340	201,102	238	—
Expiring 01/09/24	BNP	AUD	950	628,299	647,615	—	(19,316)
Expiring 01/09/24	BNP	AUD	935	632,465	637,389	—	(4,924)
Expiring 01/09/24	BNP	AUD	595	403,531	405,611	—	(2,080)
Expiring 01/09/24	CITI	AUD	1,310	862,207	893,027	—	(30,820)
Expiring 01/09/24	CITI	AUD	1,300	880,432	886,210	—	(5,778)
Expiring 01/09/24	CITI	AUD	175	117,868	119,297	—	(1,429)
Expiring 01/09/24	DB	AUD	1,305	856,227	889,618	—	(33,391)
Expiring 01/09/24	DB	AUD	895	588,312	610,121	—	(21,809)
Expiring 01/09/24	DB	AUD	595	407,053	405,611	1,442	—
Expiring 01/09/24	GSI	AUD	665	450,600	453,330	—	(2,730)
Expiring 01/09/24	GSI	AUD	475	318,872	323,808	—	(4,936)
Expiring 01/09/24	GSI	AUD	440	292,094	299,948	—	(7,854)
Expiring 01/09/24	JPM	AUD	1,780	1,193,018	1,213,425	—	(20,407)
Expiring 01/09/24	JPM	AUD	1,745	1,156,033	1,189,566	—	(33,533)
Expiring 01/09/24	JPM	AUD	350	230,326	238,595	—	(8,269)
Expiring 01/09/24	MSI	AUD	10,767	7,122,144	7,339,859	—	(217,715)
Expiring 01/09/24	MSI	AUD	2,855	1,874,397	1,946,252	—	(71,855)
Expiring 01/09/24	MSI	AUD	2,358	1,559,767	1,607,447	—	(47,680)
Expiring 01/09/24	MSI	AUD	1,865	1,236,128	1,271,370	—	(35,242)
Expiring 01/09/24	RBC	AUD	930	617,802	633,981	—	(16,179)
Expiring 01/09/24	RBC	AUD	595	401,382	405,611	—	(4,229)
Expiring 01/09/24	RBC	AUD	545	360,885	371,526	—	(10,641)
Expiring 01/09/24	SSB	AUD	950	623,690	647,615	—	(23,925)
Expiring 01/09/24	SSB	AUD	930	615,176	633,980	—	(18,804)
Expiring 01/09/24	SSB	AUD	475	316,640	323,808	—	(7,168)
Expiring 01/09/24	UAG	AUD	1,300	873,730	886,209	—	(12,479)
Expiring 01/19/24	JPM	AUD	239	153,862	162,953	—	(9,091)
Brazilian Real,
Expiring 01/03/24	BARC	BRL	1,200	247,867	246,905	962	—
Expiring 01/03/24	CITI	BRL	2,000	410,248	411,508	—	(1,260)
Expiring 01/03/24	GSI	BRL	2,133	435,662	438,874	—	(3,212)
Expiring 01/03/24	MSI	BRL	2,933	605,829	603,477	2,352	—

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 02/02/24	CITI	BRL	4,431	$899,019	$910,087	$—	$(11,068)
British Pound,
Expiring 01/09/24	BARC	GBP	318	406,746	405,363	1,383	—
Expiring 01/09/24	BARC	GBP	75	95,026	95,605	—	(579)
Expiring 01/09/24	BNP	GBP	797	1,009,668	1,015,959	—	(6,291)
Expiring 01/09/24	BNP	GBP	499	627,938	636,089	—	(8,151)
Expiring 01/09/24	BNP	GBP	198	248,033	252,396	—	(4,363)
Expiring 01/09/24	BOA	GBP	16,298	20,676,360	20,775,531	—	(99,171)
Expiring 01/09/24	BOA	GBP	4,246	5,386,662	5,412,498	—	(25,836)
Expiring 01/09/24	CITI	GBP	673	853,790	857,892	—	(4,102)
Expiring 01/09/24	GSI	GBP	1,246	1,561,110	1,588,312	—	(27,202)
Expiring 01/09/24	GSI	GBP	494	627,034	629,716	—	(2,682)
Expiring 01/09/24	GSI	GBP	465	589,117	592,749	—	(3,632)
Expiring 01/09/24	MSI	GBP	691	875,355	880,838	—	(5,483)
Expiring 01/09/24	SCS	GBP	1,107	1,405,900	1,411,125	—	(5,225)
Expiring 01/09/24	UAG	GBP	494	629,948	629,716	232	—
Expiring 01/09/24	UAG	GBP	493	620,094	628,441	—	(8,347)
Expiring 01/09/24	UAG	GBP	487	615,676	620,793	—	(5,117)
Expiring 01/09/24	UAG	GBP	487	614,760	620,793	—	(6,033)
Expiring 01/09/24	UAG	GBP	486	616,502	619,519	—	(3,017)
Expiring 01/09/24	UAG	GBP	485	618,315	618,244	71	—
Expiring 01/12/24	BNP	GBP	421	536,862	536,823	39	—
Expiring 01/12/24	BNP	GBP	93	117,344	118,608	—	(1,264)
Expiring 01/12/24	HSBC	GBP	429	540,209	546,931	—	(6,722)
Expiring 01/12/24	TD	GBP	262	331,651	333,845	—	(2,194)
Expiring 01/19/24	DB	GBP	332	422,632	423,235	—	(603)
Expiring 01/19/24	HSBC	GBP	10,155	12,497,739	12,946,240	—	(448,501)
Canadian Dollar,
Expiring 01/09/24	BARC	CAD	845	633,516	637,818	—	(4,302)
Expiring 01/09/24	BNP	CAD	1,160	857,071	875,585	—	(18,514)
Expiring 01/09/24	BNP	CAD	540	405,937	407,600	—	(1,663)
Expiring 01/09/24	CITI	CAD	2,520	1,853,258	1,902,133	—	(48,875)
Expiring 01/09/24	CITI	CAD	1,160	857,396	875,585	—	(18,189)
Expiring 01/09/24	JPM	CAD	835	614,430	630,270	—	(15,840)
Expiring 01/09/24	JPM	CAD	785	577,909	592,529	—	(14,620)
Expiring 01/09/24	MSI	CAD	335	254,083	252,863	1,220	—
Expiring 01/09/24	RBC	CAD	8,199	6,040,469	6,188,727	—	(148,258)
Expiring 01/09/24	RBC	CAD	850	638,295	641,593	—	(3,298)
Expiring 01/09/24	SSB	CAD	1,160	853,250	875,585	—	(22,335)
Expiring 01/09/24	SSB	CAD	850	633,540	641,592	—	(8,052)
Expiring 01/09/24	SSB	CAD	850	633,676	641,593	—	(7,917)
Expiring 01/09/24	TD	CAD	835	615,557	630,270	—	(14,713)
Expiring 01/09/24	TD	CAD	540	404,947	407,600	—	(2,653)
Expiring 01/09/24	TD	CAD	270	202,644	203,800	—	(1,156)
Expiring 01/09/24	UAG	CAD	845	631,547	637,819	—	(6,272)
Expiring 01/09/24	UAG	CAD	845	633,811	637,818	—	(4,007)
Expiring 01/09/24	UAG	CAD	845	631,483	637,819	—	(6,336)
Expiring 01/09/24	UAG	CAD	535	404,384	403,826	558	—
Expiring 01/19/24	JPM	CAD	1,493	1,101,200	1,127,402	—	(26,202)
Expiring 01/19/24	TD	CAD	320	236,101	241,472	—	(5,371)
Chilean Peso,
Expiring 01/09/24	BOA	CLP	961,648	1,103,313	1,091,002	12,311	—
Expiring 01/09/24	BOA	CLP	286,591	328,810	325,141	3,669	—
Expiring 03/20/24	MSI	CLP	622,038	705,666	702,835	2,831	—

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi,
Expiring 01/09/24	GSI	CNH	2,037	$285,547	$286,098	$—	$(551)
Expiring 01/09/24	JPM	CNH	3,672	514,766	515,736	—	(970)
Expiring 01/09/24	JPM	CNH	2,375	330,643	333,570	—	(2,927)
Expiring 01/24/24	BOA	CNH	3,090	465,713	434,432	31,281	—
Expiring 01/30/24	BOA	CNH	10,613	1,472,000	1,492,709	—	(20,709)
Expiring 01/30/24	CITI	CNH	5,779	812,000	812,760	—	(760)
Expiring 01/30/24	GSI	CNH	39,626	5,457,537	5,573,389	—	(115,852)
Expiring 01/30/24	HSBC	CNH	10,089	1,414,000	1,419,078	—	(5,078)
Expiring 01/30/24	HSBC	CNH	5,643	782,500	793,732	—	(11,232)
Expiring 01/30/24	JPM	CNH	11,102	1,538,000	1,561,486	—	(23,486)
Expiring 01/30/24	MSI	CNH	5,655	782,500	795,369	—	(12,869)
Expiring 04/10/24	BOA	CNH	3,090	459,323	436,754	22,569	—
Colombian Peso,
Expiring 01/09/24	BNP	COP	163,260	40,703	42,033	—	(1,330)
Expiring 01/09/24	CITI	COP	326,520	81,650	84,066	—	(2,416)
Expiring 01/09/24	CITI	COP	313,300	77,971	80,663	—	(2,692)
Expiring 01/09/24	CITI	COP	236,098	58,451	60,786	—	(2,335)
Expiring 01/09/24	SCS	COP	1,496,763	375,035	385,359	—	(10,324)
Expiring 01/09/24	SCS	COP	598,620	149,022	154,122	—	(5,100)
Czech Koruna,
Expiring 01/09/24	BARC	CZK	2,220	98,597	99,234	—	(637)
Expiring 01/09/24	BARC	CZK	570	25,466	25,479	—	(13)
Expiring 01/09/24	BNP	CZK	2,990	132,821	133,652	—	(831)
Expiring 01/09/24	CITI	CZK	3,120	139,580	139,463	117	—
Expiring 01/09/24	HSBC	CZK	4,940	219,956	220,816	—	(860)
Expiring 01/09/24	JPM	CZK	3,975	176,766	177,681	—	(915)
Expiring 01/09/24	JPM	CZK	1,563	69,911	69,866	45	—
Expiring 01/09/24	JPM	CZK	210	9,397	9,387	10	—
Expiring 01/09/24	MSI	CZK	15,675	708,763	700,669	8,094	—
Expiring 01/09/24	UAG	CZK	2,200	97,637	98,339	—	(702)
Expiring 01/19/24	BARC	CZK	61,487	2,654,356	2,747,460	—	(93,104)
Expiring 01/19/24	DB	CZK	31,756	1,419,000	1,418,970	30	—
Expiring 01/19/24	GSI	CZK	19,739	840,517	882,017	—	(41,500)
Expiring 01/19/24	MSI	CZK	21,880	930,483	977,685	—	(47,202)
Danish Krone,
Expiring 01/09/24	DB	DKK	2,194	323,671	325,090	—	(1,419)
Euro,
Expiring 01/09/24	BARC	EUR	1,506	1,663,958	1,663,279	679	—
Expiring 01/09/24	BARC	EUR	579	630,823	639,468	—	(8,645)
Expiring 01/09/24	BARC	EUR	579	632,895	639,468	—	(6,573)
Expiring 01/09/24	BARC	EUR	366	407,098	404,223	2,875	—
Expiring 01/09/24	BNP	EUR	2,429	2,654,511	2,682,673	—	(28,162)
Expiring 01/09/24	BNP	EUR	1,439	1,553,034	1,589,283	—	(36,249)
Expiring 01/09/24	BNP	EUR	1,122	1,233,581	1,239,176	—	(5,595)
Expiring 01/09/24	BNP	EUR	1,089	1,189,076	1,202,730	—	(13,654)
Expiring 01/09/24	BNP	EUR	1,053	1,155,796	1,162,970	—	(7,174)
Expiring 01/09/24	BNP	EUR	552	606,736	609,648	—	(2,912)
Expiring 01/09/24	CITI	EUR	2,906	3,125,279	3,209,489	—	(84,210)
Expiring 01/09/24	CITI	EUR	2,246	2,462,401	2,480,562	—	(18,161)
Expiring 01/09/24	CITI	EUR	799	873,191	882,444	—	(9,253)
Expiring 01/09/24	CITI	EUR	798	873,752	881,340	—	(7,588)
Expiring 01/09/24	CITI	EUR	231	255,438	255,125	313	—
Expiring 01/09/24	DB	EUR	70,242	77,244,256	77,577,735	—	(333,479)
Expiring 01/09/24	DB	EUR	17,800	19,574,439	19,658,946	—	(84,507)
Expiring 01/09/24	DB	EUR	871	951,866	961,963	—	(10,097)

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/09/24	DB	EUR	561	$615,528	$619,588	$—	$(4,060)
Expiring 01/09/24	GSI	EUR	1,182	1,298,061	1,305,443	—	(7,382)
Expiring 01/09/24	GSI	EUR	868	946,146	958,650	—	(12,504)
Expiring 01/09/24	JPM	EUR	1,153	1,265,229	1,273,414	—	(8,185)
Expiring 01/09/24	JPM	EUR	103	113,059	113,757	—	(698)
Expiring 01/09/24	MSI	EUR	1,439	1,554,048	1,589,282	—	(35,234)
Expiring 01/09/24	MSI	EUR	1,122	1,233,089	1,239,176	—	(6,087)
Expiring 01/09/24	MSI	EUR	799	873,730	882,443	—	(8,713)
Expiring 01/09/24	SSB	EUR	561	617,437	619,589	—	(2,152)
Expiring 01/09/24	TD	EUR	3,992	4,382,916	4,408,905	—	(25,989)
Expiring 01/09/24	UAG	EUR	1,162	1,254,694	1,283,354	—	(28,660)
Expiring 01/09/24	UAG	EUR	868	939,045	958,650	—	(19,605)
Expiring 01/09/24	UAG	EUR	581	628,407	641,677	—	(13,270)
Expiring 01/09/24	UAG	EUR	579	631,998	639,468	—	(7,470)
Expiring 01/09/24	UAG	EUR	579	623,727	639,468	—	(15,741)
Expiring 01/09/24	UAG	EUR	577	633,555	637,259	—	(3,704)
Expiring 01/09/24	UAG	EUR	561	617,473	619,588	—	(2,115)
Expiring 01/12/24	BNP	EUR	20,252	22,181,421	22,369,893	—	(188,472)
Expiring 01/12/24	BNP	EUR	1,943	2,147,485	2,146,643	842	—
Expiring 01/12/24	JPM	EUR	262	286,128	289,228	—	(3,100)
Expiring 01/12/24	MSI	EUR	448	491,825	494,941	—	(3,116)
Expiring 01/12/24	TD	EUR	1,223	1,336,516	1,350,657	—	(14,141)
Expiring 01/19/24	BNP	EUR	22,479	23,955,245	24,836,648	—	(881,403)
Expiring 01/19/24	CITI	EUR	1,511	1,651,848	1,669,513	—	(17,665)
Expiring 01/19/24	DB	EUR	1,493	1,635,596	1,650,001	—	(14,405)
Expiring 01/19/24	DB	EUR	1,140	1,211,324	1,259,593	—	(48,269)
Expiring 01/19/24	DB	EUR	138	150,305	152,558	—	(2,253)
Expiring 01/19/24	HSBC	EUR	740	807,192	817,630	—	(10,438)
Expiring 01/19/24	MSI	EUR	14,326	15,281,365	15,828,919	—	(547,554)
Expiring 01/19/24	SSB	EUR	25,035	26,466,367	27,660,838	—	(1,194,471)
Expiring 01/19/24	TD	EUR	254	269,362	280,525	—	(11,163)
Expiring 01/19/24	UAG	EUR	2,071	2,220,414	2,288,164	—	(67,750)
Hong Kong Dollar,
Expiring 04/12/24	SCS	HKD	6,130	789,155	786,896	2,259	—
Expiring 05/09/24	SCS	HKD	6,095	783,751	782,871	880	—
Hungarian Forint,
Expiring 01/09/24	BARC	HUF	82,189	238,467	236,535	1,932	—
Expiring 01/09/24	BARC	HUF	51,533	149,521	148,309	1,212	—
Expiring 01/09/24	BARC	HUF	14,200	40,755	40,866	—	(111)
Expiring 01/09/24	GSI	HUF	93,200	261,227	268,224	—	(6,997)
Expiring 01/09/24	JPM	HUF	48,700	139,164	140,155	—	(991)
Expiring 01/19/24	GSI	HUF	1,988,709	5,376,051	5,714,871	—	(338,820)
Expiring 01/19/24	GSI	HUF	362,254	1,015,000	1,040,993	—	(25,993)
Expiring 01/19/24	GSI	HUF	343,086	917,000	985,913	—	(68,913)
Expiring 01/19/24	UAG	HUF	280,937	809,611	807,317	2,294	—
Indian Rupee,
Expiring 01/09/24	JPM	INR	15,135	181,486	181,744	—	(258)
Expiring 01/09/24	JPM	INR	15,135	181,453	181,744	—	(291)
Expiring 01/09/24	MSI	INR	46,670	560,850	560,421	429	—
Indonesian Rupiah,
Expiring 01/09/24	BNP	IDR	30,336,175	1,964,549	1,970,749	—	(6,200)
Expiring 01/09/24	BNP	IDR	356,000	23,054	23,127	—	(73)
Israeli Shekel,
Expiring 01/09/24	BARC	ILS	4,890	1,335,354	1,350,841	—	(15,487)
Expiring 01/09/24	BARC	ILS	1,035	282,768	285,915	—	(3,147)

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Israeli Shekel (cont’d.),
Expiring 01/09/24	BARC	ILS	1,011	$276,082	$279,284	$—	$(3,202)
Expiring 03/20/24	CITI	ILS	4,601	1,246,949	1,274,036	—	(27,087)
Expiring 03/20/24	CITI	ILS	4,100	1,123,000	1,135,128	—	(12,128)
Japanese Yen,
Expiring 01/09/24	BARC	JPY	182,200	1,243,648	1,294,435	—	(50,787)
Expiring 01/09/24	BARC	JPY	87,100	613,456	618,800	—	(5,344)
Expiring 01/09/24	BARC	JPY	57,800	410,901	410,639	262	—
Expiring 01/09/24	BARC	JPY	28,900	205,423	205,319	104	—
Expiring 01/09/24	BNP	JPY	182,800	1,237,951	1,298,698	—	(60,747)
Expiring 01/09/24	BNP	JPY	134,800	919,889	957,683	—	(37,794)
Expiring 01/09/24	BNP	JPY	91,400	623,761	649,349	—	(25,588)
Expiring 01/09/24	BNP	JPY	84,300	594,169	598,907	—	(4,738)
Expiring 01/09/24	BNP	JPY	66,900	455,210	475,289	—	(20,079)
Expiring 01/09/24	CA	JPY	90,700	642,047	644,375	—	(2,328)
Expiring 01/09/24	CITI	JPY	361,000	2,503,849	2,564,715	—	(60,866)
Expiring 01/09/24	CITI	JPY	228,700	1,561,757	1,624,793	—	(63,036)
Expiring 01/09/24	CITI	JPY	228,700	1,561,120	1,624,793	—	(63,673)
Expiring 01/09/24	CITI	JPY	125,800	855,951	893,743	—	(37,792)
Expiring 01/09/24	CITI	JPY	115,600	822,018	821,277	741	—
Expiring 01/09/24	CITI	JPY	35,000	241,372	248,656	—	(7,284)
Expiring 01/09/24	CWMC	JPY	2,589,640	17,694,697	18,398,029	—	(703,332)
Expiring 01/09/24	DB	JPY	136,300	956,939	968,340	—	(11,401)
Expiring 01/09/24	GSI	JPY	125,100	872,746	888,769	—	(16,023)
Expiring 01/09/24	GSI	JPY	90,700	642,551	644,376	—	(1,825)
Expiring 01/09/24	GSI	JPY	23,200	161,962	164,823	—	(2,861)
Expiring 01/09/24	JPM	JPY	251,900	1,744,254	1,789,616	—	(45,362)
Expiring 01/09/24	JPM	JPY	46,000	314,763	326,806	—	(12,043)
Expiring 01/09/24	MSI	JPY	269,400	1,880,709	1,913,945	—	(33,236)
Expiring 01/09/24	MSI	JPY	226,900	1,582,508	1,612,005	—	(29,497)
Expiring 01/09/24	MSI	JPY	182,200	1,243,593	1,294,435	—	(50,842)
Expiring 01/09/24	MSI	JPY	170,700	1,163,763	1,212,734	—	(48,971)
Expiring 01/09/24	MSI	JPY	125,000	853,548	888,059	—	(34,511)
Expiring 01/09/24	MSI	JPY	124,600	869,266	885,218	—	(15,952)
Expiring 01/09/24	SSB	JPY	44,600	314,778	316,860	—	(2,082)
Expiring 01/09/24	UAG	JPY	91,100	636,547	647,218	—	(10,671)
Expiring 01/09/24	UAG	JPY	91,100	637,241	647,218	—	(9,977)
Expiring 01/09/24	UAG	JPY	91,100	622,087	647,218	—	(25,131)
Expiring 01/09/24	UAG	JPY	91,100	621,518	647,217	—	(25,699)
Expiring 01/09/24	UAG	JPY	90,700	641,469	644,375	—	(2,906)
Expiring 01/09/24	UAG	JPY	58,000	406,172	412,059	—	(5,887)
Expiring 01/16/24	SSB	JPY	2,027,350	13,848,908	14,419,051	—	(570,143)
Expiring 01/19/24	TD	JPY	71,206	485,259	506,674	—	(21,415)
Expiring 01/29/24	HSBC	JPY	1,764,600	11,964,766	12,575,918	—	(611,152)
Malaysian Ringgit,
Expiring 01/09/24	DB	MYR	7,668	1,652,337	1,673,408	—	(21,071)
Expiring 01/09/24	DB	MYR	461	99,138	100,606	—	(1,468)
Mexican Peso,
Expiring 01/09/24	BARC	MXN	10,880	629,703	639,563	—	(9,860)
Expiring 01/09/24	BARC	MXN	1,020	58,433	59,959	—	(1,526)
Expiring 01/09/24	BNP	MXN	6,000	341,354	352,700	—	(11,346)
Expiring 01/09/24	BOA	MXN	8,990	521,825	528,462	—	(6,637)
Expiring 01/09/24	CA	MXN	10,880	629,888	639,562	—	(9,674)
Expiring 01/09/24	CITI	MXN	1,430	82,395	84,060	—	(1,665)
Expiring 01/09/24	GSI	MXN	44,733	2,594,586	2,629,553	—	(34,967)
Expiring 01/09/24	GSI	MXN	29,822	1,731,029	1,753,035	—	(22,006)

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 01/09/24	GSI	MXN	10,800	$630,362	$634,859	$—	$(4,497)
Expiring 01/09/24	GSI	MXN	8,880	508,021	521,996	—	(13,975)
Expiring 01/09/24	GSI	MXN	7,769	450,615	456,688	—	(6,073)
Expiring 01/09/24	GSI	MXN	5,180	300,675	304,497	—	(3,822)
Expiring 01/09/24	GSI	MXN	3,440	200,809	202,214	—	(1,405)
Expiring 01/09/24	HSBC	MXN	10,930	625,805	642,501	—	(16,696)
Expiring 01/09/24	JPM	MXN	10,890	631,740	640,150	—	(8,410)
Expiring 01/09/24	JPM	MXN	5,430	312,855	319,193	—	(6,338)
Expiring 01/09/24	JPM	MXN	1,790	102,688	105,222	—	(2,534)
Expiring 01/09/24	JPM	MXN	1,710	97,920	100,519	—	(2,599)
Expiring 01/09/24	JPM	MXN	760	44,798	44,675	123	—
Expiring 01/09/24	MSI	MXN	74,555	4,308,068	4,382,589	—	(74,521)
Expiring 01/09/24	MSI	MXN	12,949	748,242	761,185	—	(12,943)
Expiring 01/09/24	MSI	MXN	10,930	626,634	642,502	—	(15,868)
Expiring 01/09/24	MSI	MXN	3,570	205,103	209,856	—	(4,753)
Expiring 01/09/24	NWM	MXN	1,040	60,871	61,134	—	(263)
Expiring 01/09/24	RBC	MXN	3,710	213,628	218,086	—	(4,458)
Expiring 01/09/24	SSB	MXN	16,320	944,701	959,343	—	(14,642)
Expiring 01/09/24	SSB	MXN	9,010	518,824	529,638	—	(10,814)
Expiring 01/09/24	SSB	MXN	1,790	102,598	105,222	—	(2,624)
New Taiwanese Dollar,
Expiring 01/09/24	CITI	TWD	12,590	404,073	413,227	—	(9,154)
Expiring 03/20/24	BARC	TWD	60,178	1,965,000	1,994,488	—	(29,488)
Expiring 03/20/24	HSBC	TWD	70,125	2,281,977	2,324,162	—	(42,185)
Expiring 03/20/24	JPM	TWD	457,466	14,931,319	15,161,817	—	(230,498)
New Zealand Dollar,
Expiring 01/09/24	BARC	NZD	1,010	634,595	638,490	—	(3,895)
Expiring 01/09/24	BARC	NZD	510	316,832	322,406	—	(5,574)
Expiring 01/09/24	BARC	NZD	320	200,845	202,294	—	(1,449)
Expiring 01/09/24	CBA	NZD	6,531	4,020,973	4,128,689	—	(107,716)
Expiring 01/09/24	CITI	NZD	1,400	856,234	885,036	—	(28,802)
Expiring 01/09/24	CITI	NZD	1,385	853,576	875,553	—	(21,977)
Expiring 01/09/24	CITI	NZD	1,015	621,372	641,650	—	(20,278)
Expiring 01/09/24	GSI	NZD	355	223,300	224,420	—	(1,120)
Expiring 01/09/24	MSI	NZD	2,520	1,533,768	1,593,064	—	(59,296)
Expiring 01/09/24	MSI	NZD	1,400	864,605	885,035	—	(20,430)
Expiring 01/09/24	MSI	NZD	1,005	618,746	635,329	—	(16,583)
Expiring 01/09/24	MSI	NZD	1,005	619,073	635,329	—	(16,256)
Expiring 01/09/24	MSI	NZD	1,005	618,098	635,329	—	(17,231)
Expiring 01/09/24	MSI	NZD	1,005	618,515	635,329	—	(16,814)
Expiring 01/09/24	SSB	NZD	2,085	1,311,613	1,318,071	—	(6,458)
Expiring 01/09/24	SSB	NZD	1,015	623,841	641,650	—	(17,809)
Expiring 01/09/24	SSB	NZD	1,005	617,784	635,329	—	(17,545)
Expiring 01/09/24	SSB	NZD	965	604,981	610,042	—	(5,061)
Expiring 01/09/24	SSB	NZD	530	325,963	335,049	—	(9,086)
Expiring 01/09/24	SSB	NZD	320	200,756	202,293	—	(1,537)
Norwegian Krone,
Expiring 01/09/24	BARC	NOK	3,430	318,378	337,699	—	(19,321)
Expiring 01/09/24	BARC	NOK	3,300	315,495	324,901	—	(9,406)
Expiring 01/09/24	CITI	NOK	17,050	1,562,320	1,678,650	—	(116,330)
Expiring 01/09/24	CITI	NOK	9,110	872,408	896,921	—	(24,513)
Expiring 01/09/24	CITI	NOK	2,640	252,185	259,920	—	(7,735)
Expiring 01/09/24	DB	NOK	18,325	1,719,934	1,804,180	—	(84,246)
Expiring 01/09/24	DB	NOK	6,830	650,076	672,445	—	(22,369)
Expiring 01/09/24	DB	NOK	6,140	606,818	604,511	2,307	—

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Norwegian Krone (cont’d.),
Expiring 01/09/24	DB	NOK	4,130	$405,981	$406,617	$—	$(636)
Expiring 01/09/24	DB	NOK	3,430	315,194	337,699	—	(22,505)
Expiring 01/09/24	DB	NOK	3,300	315,472	324,900	—	(9,428)
Expiring 01/09/24	GSI	NOK	6,500	631,094	639,955	—	(8,861)
Expiring 01/09/24	GSI	NOK	3,410	325,189	335,730	—	(10,541)
Expiring 01/09/24	GSI	NOK	3,320	318,780	326,870	—	(8,090)
Expiring 01/09/24	GSI	NOK	2,080	203,617	204,785	—	(1,168)
Expiring 01/09/24	JPM	NOK	6,260	608,265	616,325	—	(8,060)
Expiring 01/09/24	MSI	NOK	8,330	809,707	820,127	—	(10,420)
Expiring 01/09/24	UAG	NOK	3,550	338,073	349,514	—	(11,441)
Peruvian Nuevo Sol,
Expiring 01/09/24	CITI	PEN	380	102,489	102,685	—	(196)
Expiring 01/09/24	SCS	PEN	823	220,454	222,394	—	(1,940)
Expiring 03/20/24	BARC	PEN	5,074	1,356,007	1,368,172	—	(12,165)
Expiring 03/20/24	CITI	PEN	3,274	874,693	882,823	—	(8,130)
Expiring 03/20/24	MSI	PEN	4,573	1,210,149	1,232,915	—	(22,766)
Philippine Peso,
Expiring 01/09/24	JPM	PHP	7,180	129,097	129,655	—	(558)
Expiring 03/20/24	CITI	PHP	59,447	1,071,435	1,073,740	—	(2,305)
Expiring 03/20/24	SSB	PHP	129,284	2,311,033	2,335,122	—	(24,089)
Expiring 03/20/24	SSB	PHP	94,352	1,697,710	1,704,183	—	(6,473)
Polish Zloty,
Expiring 01/09/24	DB	PLN	1,225	309,196	311,288	—	(2,092)
Expiring 01/09/24	JPM	PLN	365	92,898	92,751	147	—
Expiring 01/09/24	MSI	PLN	2,211	561,018	561,843	—	(825)
Expiring 01/09/24	MSI	PLN	1,444	366,400	366,939	—	(539)
Expiring 01/19/24	BARC	PLN	3,772	862,000	958,352	—	(96,352)
Expiring 01/19/24	CITI	PLN	2,407	604,500	611,591	—	(7,091)
Expiring 01/19/24	CITI	PLN	1,466	370,500	372,458	—	(1,958)
Expiring 01/19/24	UAG	PLN	13,492	3,158,003	3,428,064	—	(270,061)
Romanian Leu,
Expiring 01/09/24	BARC	RON	859	189,904	190,611	—	(707)
Expiring 01/09/24	BNP	RON	601	132,861	133,361	—	(500)
Expiring 01/09/24	UAG	RON	366	80,907	81,215	—	(308)
Singapore Dollar,
Expiring 01/09/24	BARC	SGD	100	75,910	75,812	98	—
Expiring 01/09/24	BNP	SGD	1,292	971,404	979,489	—	(8,085)
Expiring 01/09/24	CWMC	SGD	185	139,267	140,252	—	(985)
Expiring 01/09/24	JPM	SGD	105	78,333	79,602	—	(1,269)
Expiring 03/20/24	BNYM	SGD	4,443	3,323,702	3,378,898	—	(55,196)
South African Rand,
Expiring 01/09/24	BOA	ZAR	4,870	265,725	265,980	—	(255)
Expiring 01/09/24	GSI	ZAR	9,890	534,251	540,152	—	(5,901)
Expiring 01/09/24	GSI	ZAR	9,740	516,396	531,960	—	(15,564)
Expiring 01/09/24	GSI	ZAR	9,690	517,413	529,229	—	(11,816)
Expiring 01/09/24	GSI	ZAR	9,520	511,894	519,944	—	(8,050)
Expiring 01/09/24	MSI	ZAR	33,660	1,810,953	1,838,375	—	(27,422)
South Korean Won,
Expiring 01/09/24	BARC	KRW	379,590	292,781	292,882	—	(101)
Expiring 01/09/24	BOA	KRW	5,925,088	4,590,316	4,571,645	18,671	—
Expiring 01/09/24	BOA	KRW	2,477,804	1,919,618	1,911,810	7,808	—
Expiring 01/09/24	BOA	KRW	830,570	634,120	640,847	—	(6,727)
Expiring 01/09/24	CITI	KRW	524,610	404,324	404,776	—	(452)
Expiring 01/09/24	CITI	KRW	412,450	318,864	318,236	628	—
Expiring 01/09/24	CITI	KRW	407,980	314,024	314,787	—	(763)

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 01/09/24	JPM	KRW	1,104,760	$858,533	$852,404	$6,129	$—
Expiring 01/09/24	JPM	KRW	1,051,690	817,164	811,457	5,707	—
Expiring 01/09/24	JPM	KRW	828,390	636,978	639,164	—	(2,186)
Expiring 01/09/24	MSI	KRW	1,593,980	1,231,253	1,229,874	1,379	—
Expiring 03/20/24	BARC	KRW	4,187,348	3,192,988	3,248,747	—	(55,759)
Swedish Krona,
Expiring 01/09/24	BARC	SEK	6,420	622,834	636,808	—	(13,974)
Expiring 01/09/24	BNP	SEK	9,040	885,772	896,689	—	(10,917)
Expiring 01/09/24	BNP	SEK	8,950	855,196	887,762	—	(32,566)
Expiring 01/09/24	CITI	SEK	4,510	451,743	447,352	4,391	—
Expiring 01/09/24	DB	SEK	66,918	6,485,069	6,637,679	—	(152,610)
Expiring 01/09/24	DB	SEK	7,285	705,994	722,608	—	(16,614)
Expiring 01/09/24	DB	SEK	6,430	633,000	637,800	—	(4,800)
Expiring 01/09/24	DB	SEK	4,030	405,831	399,740	6,091	—
Expiring 01/09/24	GSI	SEK	9,000	860,223	892,721	—	(32,498)
Expiring 01/09/24	GSI	SEK	6,530	636,904	647,718	—	(10,814)
Expiring 01/09/24	GSI	SEK	3,220	317,019	319,396	—	(2,377)
Expiring 01/09/24	JPM	SEK	6,010	577,101	596,139	—	(19,038)
Expiring 01/09/24	JPM	SEK	6,010	577,753	596,139	—	(18,386)
Expiring 01/09/24	JPM	SEK	4,100	403,335	406,684	—	(3,349)
Expiring 01/09/24	JPM	SEK	3,030	302,579	300,550	2,029	—
Expiring 01/09/24	JPM	SEK	1,630	160,316	161,682	—	(1,366)
Expiring 01/09/24	MSI	SEK	9,770	936,313	969,099	—	(32,786)
Expiring 01/09/24	MSI	SEK	4,100	405,281	406,684	—	(1,403)
Expiring 01/09/24	UAG	SEK	6,530	636,624	647,719	—	(11,095)
Expiring 01/09/24	UAG	SEK	6,430	626,102	637,800	—	(11,698)
Expiring 01/09/24	UAG	SEK	4,030	405,746	399,741	6,005	—
Swiss Franc,
Expiring 01/09/24	BARC	CHF	820	942,634	976,108	—	(33,474)
Expiring 01/09/24	BARC	CHF	545	631,800	648,755	—	(16,955)
Expiring 01/09/24	BARC	CHF	345	413,202	410,680	2,522	—
Expiring 01/09/24	BARC	CHF	260	310,842	309,498	1,344	—
Expiring 01/09/24	BNP	CHF	3,747	4,310,590	4,460,337	—	(149,747)
Expiring 01/09/24	BNP	CHF	2,473	2,844,966	2,943,798	—	(98,832)
Expiring 01/09/24	BNP	CHF	825	939,691	982,060	—	(42,369)
Expiring 01/09/24	BNP	CHF	750	860,491	892,782	—	(32,291)
Expiring 01/09/24	BNP	CHF	745	857,694	886,829	—	(29,135)
Expiring 01/09/24	BNP	CHF	550	637,214	654,706	—	(17,492)
Expiring 01/09/24	BNP	CHF	510	584,767	607,091	—	(22,324)
Expiring 01/09/24	BNP	CHF	350	415,796	416,631	—	(835)
Expiring 01/09/24	BNP	CHF	258	309,539	307,117	2,422	—
Expiring 01/09/24	CITI	CHF	755	872,373	898,733	—	(26,360)
Expiring 01/09/24	CITI	CHF	380	451,703	452,342	—	(639)
Expiring 01/09/24	CITI	CHF	375	446,639	446,391	248	—
Expiring 01/09/24	CITI	CHF	340	405,859	404,728	1,131	—
Expiring 01/09/24	CITI	CHF	175	204,658	208,316	—	(3,658)
Expiring 01/09/24	DB	CHF	540	618,556	642,803	—	(24,247)
Expiring 01/09/24	GSI	CHF	1,035	1,192,292	1,232,039	—	(39,747)
Expiring 01/09/24	GSI	CHF	695	810,694	827,311	—	(16,617)
Expiring 01/09/24	JPM	CHF	1,025	1,173,403	1,220,135	—	(46,732)
Expiring 01/09/24	JPM	CHF	755	863,755	898,733	—	(34,978)
Expiring 01/09/24	JPM	CHF	515	593,393	613,043	—	(19,650)
Expiring 01/09/24	JPM	CHF	375	445,874	446,391	—	(517)
Expiring 01/09/24	UAG	CHF	1,375	1,563,817	1,636,766	—	(72,949)
Expiring 01/09/24	UAG	CHF	760	878,682	904,685	—	(26,003)

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swiss Franc (cont’d.),
Expiring 01/09/24	UAG	CHF	545	$627,780	$648,754	$—	$(20,974)
Expiring 01/09/24	UAG	CHF	350	416,365	416,631	—	(266)
Expiring 01/09/24	UAG	CHF	345	412,142	410,680	1,462	—
Expiring 01/09/24	UAG	CHF	345	400,654	410,680	—	(10,026)
Expiring 01/19/24	GSI	CHF	429	480,421	511,062	—	(30,641)
Thai Baht,
Expiring 01/09/24	BARC	THB	62,650	1,802,100	1,837,232	—	(35,132)
Expiring 01/09/24	BARC	THB	7,740	218,397	226,978	—	(8,581)
Expiring 01/09/24	BARC	THB	6,720	190,638	197,066	—	(6,428)
Expiring 01/09/24	BARC	THB	2,770	79,316	81,231	—	(1,915)
Expiring 01/09/24	BARC	THB	708	20,365	20,762	—	(397)
Expiring 01/09/24	UAG	THB	3,850	109,421	112,903	—	(3,482)
Expiring 03/20/24	MSI	THB	26,866	755,864	792,663	—	(36,799)

				$607,881,615	$620,324,396	174,918	(12,617,699)

						$7,036,993	$(12,740,552)

Cross currency exchange contracts outstanding at December 31, 2023:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
01/19/24	Buy	EUR	511	HUF	197,145	$—	$(1,921)	BARC
01/19/24	Buy	EUR	835	PLN	3,807	—	(44,496)	BOA
01/19/24	Buy	PLN	4,179	EUR	953	9,316	—	MSI

						$9,316	$(46,417)

Credit default swap agreements outstanding at December 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Gazprom PAO	06/20/24	1.000%(Q)		606	$48,212	$91,115	$(42,903)	BARC
Kingdom of Morocco	12/20/27	1.000%(Q)		255	(936)	5,447	(6,383)	BNP
Republic of Italy	12/20/27	1.000%(Q)	EUR	1,475	(36,526)	(44,275)	7,749	BARC
Republic of South Africa	12/20/28	1.000%(Q)		900	40,667	87,455	(46,788)	JPM
Republic of South Africa	12/20/28	1.000%(Q)		600	27,111	57,059	(29,948)	MSI

					$78,528	$196,801	$(118,273)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Bank of America Corp.	06/20/24	1.000%(Q)	1,600	0.309%	$5,768	$365	$5,403	GSI
Emirate of Abu Dhabi	06/20/24	1.000%(Q)	260	0.121%	1,170	1,054	116	BNP

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Credit default swap agreements outstanding at December 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2) (cont’d.):
International Bank for Reconstruction & Development	03/20/24	0.250	%(Q)		9,000	0.039%	$5,014	$1,926	$3,088	BOA
International Bank for Reconstruction & Development	03/20/24	0.250	%(Q)		1,820	0.039%	1,013	389	624	BOA
Republic of Estonia	12/20/26	1.000	%(Q)		190	0.507%	2,691	1,069	1,622	JPM
Republic of Poland	06/20/24	1.000	%(Q)		420	0.108%	1,915	153	1,762	BNP
U.S. Treasury Notes	06/20/24	0.250	%(Q)	EUR	475	0.331%	(159)	(356)	197	BNP
U.S. Treasury Notes	12/20/24	0.250	%(Q)	EUR	3,000	0.363%	(3,343)	(6,905)	3,562	BNP

							$14,069	$(2,305)	$16,374

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.41.V1	12/20/28	1.000	%(Q)	23,600	$(445,929)	$(465,640)	$(19,711)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreements outstanding at December 31, 2023:

Notional Amount (000)#	Termination Date	Fixed Rate		Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Inflation Swap Agreements:
EUR 3,235	02/15/28	2.310	%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	$ 33,205	$—	$ 33,205	MSI

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Inflation swap agreements outstanding at December 31, 2023 (continued):
Notional Amount (000)#	Termination Date	Fixed Rate		Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Inflation Swap Agreements (cont’d):
EUR 3,362	02/15/28	2.403	%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	$ 51,800	$—	$ 51,800	MSI
EUR 3,362	02/15/28	2.405	%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	52,173	—	52,173	MSI
EUR 1,431	02/15/28	2.478	%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	28,003	—	28,003	JPM
EUR 3,235	02/15/33	2.324	%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(49,566)	—	(49,566)	MSI
EUR 3,362	02/15/33	2.380	%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(72,160)	—	(72,160)	MSI
EUR 3,362	02/15/33	2.395	%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(77,758)	—	(77,758)	MSI
EUR 1,431	02/15/33	2.448	%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(41,541)	—	(41,541)	JPM
2,105	09/15/28	2.595	%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	21,505	—	21,505	JPM
1,075	09/15/28	2.605	%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	11,487	—	11,487	CITI
1,840	09/15/28	2.605	%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	19,662	—	19,662	JPM
2,570	09/15/28	2.615	%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	28,669	—	28,669	CITI
2,105	09/15/33	2.630	%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(34,592)	—	(34,592)	JPM
1,840	09/15/33	2.631	%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(30,445)	—	(30,445)	JPM
1,075	09/15/33	2.635	%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(18,151)	—	(18,151)	CITI
2,570	09/15/33	2.650	%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(46,879)	—	(46,879)	CITI

					$(124,588)	$—	$(124,588)

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2023:

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
AUD	5,265	12/20/26	4.380	%(Q)	3 Month BBSW(2)(Q)/ 4.358%	$ 27,565	$ 59,837	$ 32,272
AUD	1,240	09/17/28	3.875	%(Q)	3 Month BBSW(2)(Q)/ 4.358%	353	5,528	5,175
AUD	735	12/03/28	2.650	%(S)	6 Month BBSW(2)(S)/ 4.445%	(33,850)	(29,691)	4,159
AUD	795	03/20/29	4.250	%(S)	6 Month BBSW(2)(S)/ 4.445%	(997)	8,188	9,185
AUD	2,060	12/03/31	2.750	%(S)	6 Month BBSW(2)(S)/ 4.445%	164,769	(130,785)	(295,554)
AUD	864	09/20/33	4.594	%(S)	6 Month BBSW(2)(S)/ 4.445%	1,235	3,168	1,933
AUD	436	03/20/34	4.469	%(S)	6 Month BBSW(2)(S)/ 4.445%	(1,623)	6,976	8,599
AUD	20	12/03/38	2.900	%(S)	6 Month BBSW(2)(S)/ 4.445%	(2,226)	(2,191)	35
CAD	2,445	12/03/26	2.550	%(S)	3 Month CDOR(2)(S)/ 5.448%	68,114	(69,398)	(137,512)
CAD	1,219	09/17/28	2.938	%(S)	1 Day CORRA(1)(S)/ 5.060%	(738)	(7,920)	(7,182)
CAD	1,523	03/20/29	3.875	%(S)	1 Day CORRA(1)(S)/ 5.060%	(2,125)	(45,247)	(43,122)
CAD	620	12/03/30	3.500	%(S)	1 Day CORRA(2)(S)/ 5.060%	(3,033)	12,405	15,438
CAD	500	12/03/32	2.700	%(S)	3 Month CDOR(2)(S)/ 5.448%	(21,481)	(20,917)	564
CAD	868	09/20/33	3.312	%(S)	1 Day CORRA(2)(S)/ 5.060%	(334)	8,729	9,063
CAD	900	12/03/33	3.500	%(S)	1 Day CORRA(1)(S)/ 5.060%	13,715	(23,967)	(37,682)

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CAD	402	03/20/34	3.781	%(S)	1 Day CORRA(1)(S)/ 5.060%	$ (1,380)	$ (19,527)	$ (18,147)
CAD	275	12/03/41	2.800	%(S)	3 Month CDOR(2)(S)/ 5.448%	23,419	(20,298)	(43,717)
CAD	1,090	12/03/50	2.800	%(S)	3 Month CDOR(2)(S)/ 5.448%	113,331	(84,283)	(197,614)
CHF	1,050	08/10/31	(0.220	)%(A)	1 Day SARON(2)(A)/ 1.695%	—	(132,427)	(132,427)
CHF	625	12/20/33	1.220	%(A)	1 Day SARON(1)(A)/ 1.695%	(1,694)	(4,107)	(2,413)
CLP	204,850	08/12/26	3.620	%(S)	1 Day CLOIS(2)(S)/ 8.250%	—	(12,881)	(12,881)
CLP	420,000	02/06/33	5.200	%(S)	1 Day CLOIS(1)(S)/ 8.250%	—	(4,233)	(4,233)
CLP	186,000	02/23/33	5.570	%(S)	1 Day CLOIS(1)(S)/ 8.250%	—	(8,447)	(8,447)
CLP	381,000	02/27/33	5.550	%(S)	1 Day CLOIS(1)(S)/ 8.250%	—	(16,911)	(16,911)
CLP	98,000	03/16/33	5.295	%(S)	1 Day CLOIS(1)(S)/ 8.250%	—	(2,425)	(2,425)
CNH	2,040	05/11/25	2.300	%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	1,200	1,065	(135)
CNH	29,130	08/12/26	2.490	%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	(24)	45,540	45,564
CNH	77,820	08/20/26	2.440	%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	(184)	110,103	110,287
CNH	10,410	08/04/27	2.388	%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	12,156	12,156
CNH	18,060	03/01/28	2.955	%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	75,920	75,920
CNH	2,210	04/26/28	2.790	%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	7,389	7,389
CNH	2,580	05/11/28	2.600	%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	2,773	5,808	3,035
CNH	6,900	06/01/28	2.473	%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	9,900	9,900
CNH	129,882	12/20/28	2.461	%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	—	161,376	161,376
CNH	3,080	03/20/29	2.313	%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	493	589	96
COP	710,000	08/12/31	5.910	%(Q)	1 Day COOIS(2)(Q)/ 12.048%	—	(17,527)	(17,527)
CZK	18,000	08/12/26	2.062	%(A)	6 Month PRIBOR(2)(S)/ 6.430%	—	(54,783)	(54,783)
DKK	3,300	04/08/32	1.581	%(A)	6 Month CIBOR(2)(S)/ 3.927%	(20,385)	(38,109)	(17,724)
EUR	25,625	11/23/24	(0.046	)%(A)	6 Month EURIBOR(2)(S)/ 3.861%	—	(1,035,023)	(1,035,023)
EUR	12,130	12/02/24	(0.285	)%(A)	6 Month EURIBOR(2)(S)/ 3.861%	—	(513,043)	(513,043)
EUR	468	03/20/29	3.094	%(A)	6 Month EURIBOR(2)(S)/ 3.861%	(826)	17,854	18,680
EUR	743	06/17/29	2.438	%(A)	6 Month EURIBOR(2)(S)/ 3.861%	(36)	4,635	4,671
EUR	1,710	08/15/32	2.940	%(A)	6 Month EURIBOR(1)(S)/ 3.861%	(4,556)	(63,219)	(58,663)
EUR	1,360	03/20/33	2.996	%(A)	6 Month EURIBOR(2)(S)/ 3.861%	—	82,008	82,008
EUR	715	12/20/33	2.630	%(A)	1 Day EuroSTR(2)(A)/ 3.882%	6,448	23,744	17,296
EUR	556	12/20/33	2.844	%(A)	6 Month EURIBOR(2)(S)/ 3.861%	(332)	7,302	7,634
EUR	243	03/20/34	3.125	%(A)	6 Month EURIBOR(2)(S)/ 3.861%	47	15,744	15,697
EUR	975	03/20/38	2.982	%(A)	6 Month EURIBOR(1)(S)/ 3.861%	—	(67,418)	(67,418)
EUR	715	11/24/41	0.565	%(A)	6 Month EURIBOR(1)(S)/ 3.861%	—	118,581	118,581
EUR	715	11/24/41	0.600	%(A)	3 Month EURIBOR(2)(Q)/ 3.909%	—	(124,770)	(124,770)
EUR	1,734	11/25/41	0.629	%(A)	6 Month EURIBOR(1)(S)/ 3.861%	—	278,576	278,576
EUR	1,734	11/25/41	0.663	%(A)	3 Month EURIBOR(2)(Q)/ 3.909%	—	(293,796)	(293,796)
EUR	1,390	02/17/42	0.536	%(A)	6 Month EURIBOR(2)(S)/ 3.861%	—	(463,533)	(463,533)
EUR	1,140	03/22/42	1.257	%(A)	6 Month EURIBOR(1)(S)/ 3.861%	—	123,743	123,743
EUR	1,140	03/22/42	1.310	%(A)	3 Month EURIBOR(2)(Q)/ 3.909%	—	(132,458)	(132,458)
EUR	910	02/24/43	2.910	%(A)	6 Month EURIBOR(1)(S)/ 3.861%	755	(69,537)	(70,292)
EUR	910	02/24/43	2.960	%(A)	3 Month EURIBOR(2)(Q)/ 3.909%	(456)	79,028	79,484
EUR	320	08/15/48	2.660	%(A)	6 Month EURIBOR(1)(S)/ 3.861%	6,767	(13,855)	(20,622)
GBP	1,200	05/08/25	1.000	%(A)	1 Day SONIA(2)(A)/ 5.187%	(89,850)	(107,972)	(18,122)
GBP	1,260	05/08/26	1.000	%(A)	1 Day SONIA(1)(A)/ 5.187%	(46,102)	143,823	189,925
GBP	4,445	05/08/26	1.000	%(A)	1 Day SONIA(1)(A)/ 5.187%	(61,578)	507,376	568,954
GBP	3,875	05/08/27	1.050	%(A)	1 Day SONIA(1)(A)/ 5.187%	63,776	518,301	454,525
GBP	2,950	05/08/28	1.100	%(A)	1 Day SONIA(1)(A)/ 5.187%	468,115	449,662	(18,453)
GBP	1,795	05/08/29	1.100	%(A)	1 Day SONIA(2)(A)/ 5.187%	(220,498)	(304,891)	(84,393)

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
GBP	674	06/17/29	3.500%(A)	1 Day SONIA(1)(A)/ 5.187%	$ 145	$ (13,460)	$ (13,605)
GBP	892	06/19/29	3.813%(A)	1 Day SONIA(1)(A)/ 5.187%	2	(33,499)	(33,501)
GBP	2,650	05/08/30	1.100%(A)	1 Day SONIA(2)(A)/ 5.187%	(441,342)	(502,955)	(61,613)
GBP	2,383	12/07/30	1.009%(A)	1 Day SONIA(2)(A)/ 5.187%	—	(427,717)	(427,717)
GBP	6,750	05/08/31	1.150%(A)	1 Day SONIA(1)(A)/ 5.187%	(520,117)	1,384,328	1,904,445
GBP	635	05/08/32	1.150%(A)	1 Day SONIA(1)(A)/ 5.187%	4,448	144,274	139,826
GBP	2,625	05/08/33	1.150%(A)	1 Day SONIA(2)(A)/ 5.187%	(579,256)	(648,407)	(69,151)
GBP	228	06/19/34	3.719%(A)	1 Day SONIA(1)(A)/ 5.187%	47	(12,543)	(12,590)
GBP	1,720	05/08/37	1.200%(A)	1 Day SONIA(1)(A)/ 5.187%	559,787	560,425	638
GBP	1,800	05/08/38	1.200%(A)	1 Day SONIA(2)(A)/ 5.187%	(540,934)	(617,450)	(76,516)
GBP	1,200	05/08/41	1.250%(A)	1 Day SONIA(2)(A)/ 5.187%	168,005	(466,045)	(634,050)
GBP	925	05/08/42	1.250%(A)	1 Day SONIA(1)(A)/ 5.187%	93,743	374,377	280,634
GBP	640	05/08/43	1.250%(A)	1 Day SONIA(1)(A)/ 5.187%	242,476	267,256	24,780
GBP	3,240	05/08/46	1.250%(A)	1 Day SONIA(2)(A)/ 5.187%	569,450	(1,488,500)	(2,057,950)
GBP	530	05/08/48	1.250%(A)	1 Day SONIA(1)(A)/ 5.187%	227,097	255,063	27,966
HKD	41,510	06/21/24	5.030%(Q)	3 Month HIBOR(1)(Q)/ 5.152%	(5,586)	(4,627)	959
HUF	50,000	08/10/31	2.748%(A)	6 Month BUBOR(2)(S)/ 9.590%	—	(33,499)	(33,499)
ILS	1,010	08/12/31	1.120%(A)	3 Month TELBOR(2)(Q)/ 4.515%	—	(45,497)	(45,497)
JPY	690,000	07/08/24	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.039)%	(3,834)	(2,045)	1,789
JPY	45,000	03/06/25	0.197%(A)	1 Day TONAR(2)(A)/ (0.039)%	—	1,007	1,007
JPY	35,000	07/08/25	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.039)%	(545)	(730)	(185)
JPY	891,000	07/08/26	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.039)%	12,445	(48,846)	(61,291)
JPY	110,000	07/08/27	(0.050)%(A)	1 Day TONAR(1)(A)/ (0.039)%	8,529	10,819	2,290
JPY	107,260	06/18/28	0.469%(A)	1 Day TONAR(2)(A)/ (0.039)%	(6,736)	(2,247)	4,489
JPY	550,000	07/08/28	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.039)%	(85,157)	(84,119)	1,038
JPY	140,600	07/31/28	0.268%(A)	1 Day TONAR(2)(A)/ (0.039)%	—	(6,258)	(6,258)
JPY	20,000	07/08/29	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.039)%	(3,749)	(4,374)	(625)
JPY	60,000	07/08/30	(0.050)%(A)	1 Day TONAR(2)(A)/ (0.039)%	(21,067)	(17,812)	3,255
JPY	618,000	07/08/31	0.000%(A)	1 Day TONAR(2)(A)/ (0.039)%	1,705	(220,433)	(222,138)
JPY	75,000	07/08/32	0.050%(A)	1 Day TONAR(1)(A)/ (0.039)%	15,314	31,078	15,764
JPY	25,000	07/08/33	0.100%(A)	1 Day TONAR(2)(A)/ (0.039)%	(8,587)	(11,763)	(3,176)
JPY	32,621	06/19/34	1.094%(A)	1 Day TONAR(2)(A)/ (0.039)%	(22)	3,700	3,722
JPY	515,000	07/08/35	0.100%(A)	1 Day TONAR(2)(A)/ (0.039)%	12,116	(336,582)	(348,698)
JPY	55,000	07/08/38	0.200%(A)	1 Day TONAR(2)(A)/ (0.039)%	(48,859)	(47,187)	1,672
JPY	343,000	07/08/41	0.250%(A)	1 Day TONAR(2)(A)/ (0.039)%	(9,949)	(381,920)	(371,971)
JPY	110,000	07/08/43	0.300%(A)	1 Day TONAR(2)(A)/ (0.039)%	(120,931)	(137,009)	(16,078)
JPY	40,000	07/08/48	0.450%(A)	1 Day TONAR(2)(A)/ (0.039)%	(40,163)	(56,729)	(16,566)
JPY	275,000	07/08/51	0.450%(A)	1 Day TONAR(2)(A)/ (0.039)%	32,160	(439,713)	(471,873)
JPY	39,000	09/02/51	0.393%(A)	1 Day TONAR(2)(A)/ (0.039)%	—	(66,651)	(66,651)
JPY	20,000	07/08/52	0.450%(A)	1 Day TONAR(2)(A)/ (0.039)%	(11,214)	(33,087)	(21,873)
JPY	26,800	07/31/53	1.102%(A)	1 Day TONAR(1)(A)/ (0.039)%	—	14,783	14,783
KRW	1,644,000	08/04/24	3.145%(Q)	3 Month KWCDC(2)(Q)/ 3.830%	—	(5,470)	(5,470)
KRW	2,237,000	03/02/25	3.810%(Q)	3 Month KWCDC(2)(Q)/ 3.830%	—	6,449	6,449
KRW	300,000	04/19/28	3.135%(Q)	3 Month KWCDC(2)(Q)/ 3.830%	—	729	729
KRW	2,570,000	08/13/31	1.630%(Q)	3 Month KWCDC(2)(Q)/ 3.830%	—	(192,942)	(192,942)
KRW	507,960	03/10/33	3.150%(Q)	3 Month KWCDC(2)(Q)/ 3.830%	(7,850)	5,264	13,114
KRW	125,000	11/24/33	3.610%(Q)	3 Month KWCDC(2)(Q)/ 3.830%	—	5,280	5,280
				28 Day Mexican Interbank Rate(2)(M)/
MXN	6,843	09/13/28	8.224%(M)	11.503%	—	(6,468)	(6,468)
				28 Day Mexican Interbank Rate(2)(M)/
MXN	2,161	12/13/28	8.900%(M)	11.503%	—	1,636	1,636
				28 Day Mexican Interbank Rate(2)(M)/
MXN	10,400	04/19/32	8.945%(M)	11.503%	—	17,549	17,549
				28 Day Mexican Interbank Rate(2)(M)/
MXN	1,231	12/07/33	9.730%(M)	11.503%	—	6,216	6,216
				28 Day Mexican Interbank Rate(2)(M)/
MXN	1,321	03/08/34	8.325%(M)	11.503%	—	(137)	(137)
NOK	9,120	03/18/29	3.938%(A)	6 Month NIBOR(1)(S)/ 4.840%	260	(20,785)	(21,045)
NOK	12,079	03/20/29	4.250%(A)	6 Month NIBOR(1)(S)/ 4.840%	4,883	(47,888)	(52,771)

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
NOK	1,535	08/10/31	1.460%(A)	6 Month NIBOR(2)(S)/ 4.840%	$ —	$ (21,374)	$ (21,374)
NOK	2,822	03/20/34	4.031%(A)	6 Month NIBOR(1)(S)/ 4.840%	805	(17,293)	(18,098)
NZD	5,270	12/20/26	5.060%(S)	3 Month BBR(1)(Q)/ 5.635%	(14,602)	(65,138)	(50,536)
NZD	875	06/19/29	4.563%(S)	3 Month BBR(2)(Q)/ 5.635%	(1,614)	15,684	17,298
NZD	540	08/10/31	1.876%(S)	3 Month BBR(2)(Q)/ 5.635%	—	(49,351)	(49,351)
NZD	1,033	12/20/33	4.625%(S)	3 Month BBR(2)(Q)/ 5.635%	(1,492)	10,063	11,555
NZD	477	06/19/34	4.656%(S)	3 Month BBR(2)(Q)/ 5.635%	(1,444)	14,121	15,565
PLN	1,000	11/09/31	2.845%(A)	6 Month WIBOR(2)(S)/ 5.820%	—	(26,372)	(26,372)
SEK	8,645	12/17/28	3.219%(A)	3 Month STIBOR(1)(Q)/ 4.052%	502	(28,340)	(28,842)
SEK	5,771	06/19/29	2.469%(A)	3 Month STIBOR(2)(Q)/ 4.052%	(277)	7,107	7,384
SEK	6,000	08/10/31	0.529%(A)	3 Month STIBOR(2)(Q)/ 4.052%	—	(76,801)	(76,801)
SGD	800	07/29/31	1.120%(S)	1 Day SORA(2)(S)/ 3.624%	(2,603)	(66,137)	(63,534)
THB	28,000	08/17/31	1.320%(Q)	1 Day THOR(2)(Q)/ 2.495%	—	(69,307)	(69,307)
TWD	33,100	02/17/28	1.390%(Q)	3 Month TAIBOR(1)(Q)/ 1.494%	—	(3,412)	(3,412)
	29,385	02/21/24	5.170%(T)	1 Day SOFR(2)(T)/ 5.380%	—	(31,540)	(31,540)
	5,458	06/21/24	5.440%(T)	1 Day SOFR(2)(T)/ 5.380%	6,864	7,746	882
	28,510	07/31/24	5.406%(T)	1 Day SOFR(2)(T)/ 5.380%	—	41,973	41,973
	44,940	08/14/24	5.298%(T)	1 Day SOFR(2)(T)/ 5.380%	—	31,073	31,073
	123,675	08/31/24	5.384%(T)	1 Day SOFR(2)(T)/ 5.380%	—	236,783	236,783
	20,730	10/04/24	5.472%(T)	1 Day SOFR(2)(T)/ 5.380%	—	76,903	76,903
	10,600	03/08/25	4.919%(A)	1 Day SOFR(2)(A)/ 5.380%	—	15,560	15,560
	16,748	03/08/25	4.946%(A)	1 Day SOFR(2)(A)/ 5.380%	—	33,786	33,786
	21,412	03/09/25	5.110%(A)	1 Day SOFR(2)(A)/ 5.380%	—	112,212	112,212
	48,351	03/10/25	5.088%(A)	1 Day SOFR(2)(A)/ 5.380%	—	187,966	187,966
	39,800	08/31/25	4.805%(A)	1 Day SOFR(1)(A)/ 5.380%	—	(256,409)	(256,409)
	9,645	09/25/26	4.699%(A)	1 Day SOFR(1)(A)/ 5.380%	1,784	(199,220)	(201,004)
	3,775	09/25/26	4.699%(A)	1 Day SOFR(1)(A)/ 5.380%	—	(77,974)	(77,974)
	2,467	08/15/28	1.220%(A)	1 Day SOFR(1)(A)/ 5.380%	—	283,379	283,379
	2,630	09/05/28	4.027%(A)	1 Day SOFR(1)(A)/ 5.380%	—	(41,210)	(41,210)
	2,060	09/28/28	4.396%(A)	1 Day SOFR(1)(A)/ 5.380%	—	(69,721)	(69,721)
	2,140	11/07/28	4.223%(A)	1 Day SOFR(1)(A)/ 5.380%	—	(60,164)	(60,164)
	825	03/18/29	4.281%(A)	1 Day SOFR(2)(A)/ 5.380%	(361)	24,294	24,655
	1,136	06/20/29	3.625%(A)	1 Day SOFR(1)(A)/ 5.380%	(1,262)	(14,574)	(13,312)
	263	03/20/34	3.875%(A)	1 Day SOFR(1)(A)/ 5.380%	(109)	(9,724)	(9,615)
	2,825	08/15/39	3.771%(A)	1 Day SOFR(2)(A)/ 5.380%	—	72,022	72,022

					$(68,528)	$(4,419,085)	$(4,350,557)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC Interest Rate Swap Agreements:
CNH	1,300	07/31/30	2.515%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	$2,253	$—	$ 2,253	MSI
CNH	6,000	09/01/30	2.360%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	1,843	—	1,843	MSI
CNH	1,200	11/24/30	2.495%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.660%	1,775	—	1,775	MSI
MYR	5,400	08/12/26	2.605%(Q)	3 Month KLIBOR(2)(Q)/ 3.770%	(27,566)	(50)	(27,516)	HSBC
MYR	465	11/23/30	3.880%(Q)	3 Month KLIBOR(2)(Q)/ 3.770%	1,121	(1)	1,122	MSI
MYR	1,000	04/07/32	3.870%(Q)	3 Month KLIBOR(2)(Q)/ 3.770%	1,716	(12)	1,728	CITI

					$(18,858)	$(63)	$(18,795)

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
Total Return Benchmark Bond Index(T)	1 Day USOIS -45bps(T)/ 4.880% 1 Day USOIS +2bps(T)/	GSI	03/20/24	(19,864)	$(1,816,412)	$—	$(1,816,412)
U.S. Treasury Bonds(T)	5.350%	JPM	02/02/24	4,590	(6,742)	—	(6,742)

					$(1,823,154)	$—	$(1,823,154)

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$246,032	$(51,599)	$279,348	$(2,347,784)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$120,000	$ 3,008,064
GS	212,000	90,850,790
JPS	—	11,864,466
MSC	—	1,484,456

Total	$332,000	$107,207,776

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds
Domestic Equity	$1,453,093,327	$—	$—
Fixed Income	1,073,490,854	—	—
International Equity	8,986,153	—	—
Common Stocks.	4,844,912,093	1,397,213,299	1
Preferred Stocks	—	5,447,980	—

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Unaffiliated Exchange-Traded Funds	$521,086,302	$—	$—
Warrants	—	—	3,130
Asset-Backed Securities
Automobiles	—	3,454,466	—
Collateralized Loan Obligations	—	291,295,409	—
Consumer Loans	—	2,190,837	—
Home Equity Loans	—	77,171	—
Other	—	230,318	—
Residential Mortgage-Backed Securities	—	345,017	—
Student Loans	—	156,137	—
Commercial Mortgage-Backed Securities	—	16,267,658	—
Corporate Bonds	—	275,759,588	—
Floating Rate and Other Loans	—	6,092,490	—
Municipal Bonds	—	1,329,542	—
Residential Mortgage-Backed Securities	—	4,877,926	—
Sovereign Bonds	—	123,226,853	—
U.S. Government Agency Obligations.	—	26,485,805	—
U.S. Treasury Obligations	—	92,568,208	—
Short-Term Investments
Affiliated Mutual Funds	2,367,489,850	—	—
Foreign Treasury Obligation	—	7,180,483	—
U.S. Treasury Obligation	—	91,046,604	—
Unaffiliated Fund	4,017,459	—	—

Total	$10,273,076,038	$2,345,245,791	$3,131

Other Financial Instruments*
Assets
Futures Contracts	$81,919,762	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	7,036,993	—
OTC Cross Currency Exchange Contracts	—	9,316	—
OTC Credit Default Swap Agreements	—	133,561	—
OTC Inflation Swap Agreements	—	246,504	—
Centrally Cleared Interest Rate Swap Agreements.	—	6,120,946	—
OTC Interest Rate Swap Agreements.	—	8,708	—

Total	$81,919,762	$13,556,028	$—

Liabilities
Forward Commitment Contracts	$—	$(3,815,549)	$—
Futures Contracts	(3,790,781)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(12,740,552)	—
OTC Cross Currency Exchange Contracts	—	(46,417)	—
Centrally Cleared Credit Default Swap Agreement	—	(19,711)	—
OTC Credit Default Swap Agreements	—	(40,964)	—
OTC Inflation Swap Agreements	—	(371,092)	—
Centrally Cleared Interest Rate Swap Agreements.	—	(10,471,503)	—
OTC Interest Rate Swap Agreement.	—	(27,566)	—
OTC Total Return Swap Agreements	—	(1,823,154)	—

Total	$(3,790,781)	$(29,356,508)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Industry Classification (continued):

Affiliated Mutual Funds (2.0% represents investments		Electric	0.2%
purchased with collateral from securities on loan)	39.6%	Construction & Engineering	0.2
Software	4.3	Diversified Financial Services	0.2
Unaffiliated Exchange-Traded Funds	4.2	Passenger Airlines	0.2
Semiconductors & Semiconductor Equipment	3.5	Residential REITs	0.1
Banks	3.0	Commercial Mortgage-Backed Securities	0.1
Pharmaceuticals	2.7	Retail REITs	0.1
Technology Hardware, Storage & Peripherals	2.6	Oil & Gas	0.1
Collateralized Loan Obligations	2.4	Telecommunications	0.1
Interactive Media & Services	2.2	Automobile Components	0.1
Oil, Gas & Consumable Fuels	1.9	Wireless Telecommunication Services	0.1
Capital Markets	1.6	Pipelines	0.1
Insurance	1.6	Real Estate Management & Development	0.1
Financial Services	1.5	Healthcare-Services	0.1
U.S. Treasury Obligations	1.5	Containers & Packaging	0.1
Broadline Retail	1.5	Independent Power & Renewable Electricity Producers	0.1
Health Care Providers & Services	1.2	Foods	0.1
Machinery	1.2	Retail	0.1
Automobiles	1.1	Office REITs	0.1
Hotels, Restaurants & Leisure	1.1	Distributors	0.1
Aerospace & Defense	1.1	Commercial Services	0.1
Health Care Equipment & Supplies	1.0	Real Estate Investment Trusts (REITs)	0.1
Biotechnology	1.0	Foreign Treasury Obligation	0.1
Sovereign Bonds	1.0	Diversified REITs	0.1
Specialty Retail	0.9	Real Estate	0.1
Chemicals	0.9	Gas Utilities	0.1
Electric Utilities	0.8	Home Builders	0.1
Consumer Staples Distribution & Retail	0.8	Auto Manufacturers	0.1
Beverages	0.7	Computers	0.1
IT Services	0.7	Engineering & Construction	0.0	*
Metals & Mining	0.7	Residential Mortgage-Backed Securities	0.0	*
Textiles, Apparel & Luxury Goods	0.7	Building Materials	0.0	*
Food Products	0.7	Health Care REITs	0.0	*
Household Products	0.6	Water Utilities	0.0	*
Electrical Equipment	0.6	Leisure Products	0.0	*
Entertainment	0.5	Unaffiliated Fund	0.0	*
Ground Transportation	0.5	Transportation Infrastructure	0.0	*
Industrial Conglomerates	0.5	Lodging	0.0	*
Diversified Telecommunication Services	0.5	Marine Transportation	0.0	*
Professional Services	0.4	Multi-National	0.0	*
Life Sciences Tools & Services	0.4	Transportation	0.0	*
Specialized REITs	0.4	Agriculture	0.0	*
Multi-Utilities	0.4	Healthcare-Products	0.0	*
Media	0.4	Airlines	0.0	*
Communications Equipment	0.3	Leisure Time	0.0	*
Building Products	0.3	Consumer Loans	0.0	*
Electronic Equipment, Instruments & Components	0.3	Hotel & Resort REITs	0.0	*
Household Durables	0.3	Apparel	0.0	*
Personal Care Products	0.3	Auto Parts & Equipment	0.0	*
Tobacco	0.3	Paper & Forest Products	0.0	*
Construction Materials	0.3	Semiconductors	0.0	*
Trading Companies & Distributors	0.3	Packaging & Containers	0.0	*
Industrial REITs	0.3	Gas	0.0	*
Consumer Finance	0.2	Environmental Control	0.0	*
U.S. Government Agency Obligations	0.2	Electronics	0.0	*
Air Freight & Logistics	0.2	Distribution/Wholesale	0.0	*
Commercial Services & Supplies	0.2	Municipal Bonds	0.0	*
Energy Equipment & Services	0.2	Machinery-Diversified	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Industry Classification (continued):

Internet	0.0*	%
Diversified Consumer Services	0.0*
Health Care Technology	0.0*
Mining	0.0*
Office/Business Equipment	0.0*
Investment Companies	0.0*
Trucking & Leasing	0.0*
Housewares	0.0*
Hand/Machine Tools	0.0*
Other	0.0*
Iron/Steel	0.0*

Student Loans	0.0*	%
Machinery-Construction & Mining	0.0*
Water	0.0*
Forest Products & Paper	0.0*
Home Equity Loans	0.0*

101.9
Liabilities in excess of other assets	(1.9)

100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker-variation margin swaps	$19,711	*
Credit contracts	Premiums paid for OTC swap agreements	246,032		Premiums received for OTC swap agreements	51,536
Credit contracts	Unrealized appreciation on OTC swap agreements	24,123		Unrealized depreciation on OTC swap agreements	126,022
Equity contracts	Due from/to broker-variation margin futures	44,551,870	*	—	—
Foreign exchange contracts	—	—		Due from/to broker-variation margin futures	788,038	*
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	9,316		Unrealized depreciation on OTC cross currency exchange contracts	46,417
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	7,036,993		Unrealized depreciation on OTC forward foreign currency exchange contracts	12,740,552
Interest rate contracts	Due from/to broker-variation margin futures	37,367,892	*	Due from/to broker-variation margin futures	3,002,743	*
Interest rate contracts	Due from/to broker-variation margin swaps	6,120,946	*	Due from/to broker-variation margin swaps	10,471,503	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	63
Interest rate contracts	Unrealized appreciation on OTC swap agreements	255,225		Unrealized depreciation on OTC swap agreements	2,221,762

		$95,612,397			$29,468,347

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward &Cross Currency Exchange Contracts	Swaps
Commodity contracts	$ —	$ —	$ —	$ —	$(2,547,018)
Credit contracts.	(937,951)	993,737	—	—	(850,227)
Equity contracts	—	—	100,411,014	—	—
Foreign exchange contracts	(30,222)	—	(1,986,260)	(4,017,822)	—
Interest rate contracts	(19,111)	3,095	(62,724,265)	—	(1,314,232)

Total	$(987,284)	$996,832	$35,700,489	$(4,017,822)	$(4,711,477)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward &Cross Currency Exchange Contracts	Swaps
Commodity contracts	$ —	$—	$—	$—	$4,498
Credit contracts	359,201	(119,554)	—	—	219,751
Equity contracts.	—	—	71,527,842	—	—
Foreign exchange contracts	24,455	—	1,160,957	5,353,923	—
Interest rate contracts.	—	—	36,371,322	—	1,339,389

Total	$383,656	$(119,554)	$109,060,121	$5,353,923	$1,563,638

(2)  Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 208,156
Options Written (2)	96,073,800
Futures Contracts - Long Positions (2)	2,152,733,091
Futures Contracts - Short Positions (2)	321,286,193
Forward Foreign Currency Exchange Contracts - Purchased (3)	486,507,426
Forward Foreign Currency Exchange Contracts - Sold (3)	784,280,287
Cross Currency Exchange Contracts (4)	9,051,821
Interest Rate Swap Agreements (2)	578,673,833
Credit Default Swap Agreements - Buy Protection (2)	31,147,155
Credit Default Swap Agreements - Sell Protection (2)	29,557,891
Total Return Swap Agreements (2)	28,615,525
Inflation Swap Agreements (2)	47,206,453

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$238,189,113	$(238,189,113)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
ANZ(4)	$ 39,901	$ —	$ 39,901	$ —	$ 39,901
BARC(3)	205,373	(381,137)	(175,764)	175,764	—
BARC(4)	417,641	(290,390)	127,251	—	127,251
BMO(4)	11,029	—	11,029	—	11,029
BNP(3)	15,426	(1,084,783)	(1,069,357)	1,069,357	—
BNP(4)	379,998	(776,403)	(396,405)	—	(396,405)
BNYM(3)	7,274	(55,196)	(47,922)	—	(47,922)
BOA(3)	58,470	(65,205)	(6,735)	6,735	—
BOA(4)	154,738	(174,017)	(19,279)	—	(19,279)
CA(4)	199,672	(12,844)	186,828	—	186,828
CBA(4)	134,284	(107,716)	26,568	—	26,568
CITI(3)	201,221	(88,204)	113,017	(113,017)	—
CITI(4)	594,561	(816,536)	(221,975)	62,699	(159,276)
CWMC(4)	362,237	(704,317)	(342,080)	—	(342,080)
DB(3)	208,163	(72,939)	135,224	(120,000)	15,224
DB(4)	455,901	(873,564)	(417,663)	—	(417,663)
GSI(3)	170,522	(2,438,131)	(2,267,609)	2,267,609	—
GSI(4)	436,862	(364,055)	72,807	—	72,807
HSBC(3)	352,546	(551,722)	(199,176)	199,176	—
HSBC(4)	285,933	(628,708)	(342,775)	—	(342,775)
JPM(3)	211,950	(345,907)	(133,957)	133,957	—
JPM(4)	482,554	(453,888)	28,666	—	28,666
MSI(3)	165,470	(700,255)	(534,785)	534,785	—
MSI(4)	1,024,314	(1,174,495)	(150,181)	74,675	(75,506)
NWM(4)	5,336	(263)	5,073	—	5,073
RBC(4)	160,990	(187,063)	(26,073)	—	(26,073)
SCS(4)	23,911	(23,975)	(64)	—	(64)
SG(4)	3,133	—	3,133	—	3,133
SSB(3)	99,867	(1,225,033)	(1,125,166)	1,125,166	—
SSB(4)	183,547	(751,001)	(567,454)	—	(567,454)
TD(3)	53,952	(54,284)	(332)	332	—
TD(4)	12,260	(44,511)	(32,251)	—	(32,251)
UAG(3)	15,218	(337,811)	(322,593)	322,593	—
UAG(4)	429,323	(401,999)	27,324	—	27,324
WBC(4)	8,112	—	8,112	—	8,112

	$7,571,689	$(15,186,352)	$(7,614,663)	$5,739,831	$(1,874,832)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.
(3)	PGIM Fixed Income
(4)	Wellington Management Company, LLP

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $238,189,113:
Unaffiliated investments (cost $7,096,007,969)	$7,715,264,776
Affiliated investments (cost $4,606,405,805)	4,903,060,184
Foreign currency, at value (cost $5,214,121)	5,285,096
Cash	43,312
Receivable for investments sold	46,798,012
Dividends and interest receivable	15,794,012
Unrealized appreciation on OTC forward foreign currency exchange contracts	7,036,993
Tax reclaim receivable	5,670,468
Deposit with broker for centrally cleared/exchange-traded derivatives	332,000
Unrealized appreciation on OTC swap agreements	279,348
Due from broker-variation margin futures	249,851
Premiums paid for OTC swap agreements	246,032
Receivable from affiliate	33,537
Unrealized appreciation on OTC cross currency exchange contracts	9,316
Due from broker-variation margin swaps	2,134
Receivable for Portfolio shares sold	236
Prepaid expenses and other assets	208,334

Total Assets	12,700,313,641

LIABILITIES
Payable to broker for collateral for securities on loan	244,288,419
Payable for investments purchased	47,679,569
Unrealized depreciation on OTC forward foreign currency exchange contracts	12,740,552
Forward commitment contracts, at value
(proceeds receivable $3,728,602)	3,815,549
Due to broker-variation margin futures	3,362,144
Management fee payable	2,813,537
Unrealized depreciation on OTC swap agreements	2,347,784
Accrued expenses and other liabilities	1,483,704
Payable to affiliate	1,327,178
Payable for Portfolio shares purchased	1,090,703
Distribution fee payable	466,754
Premiums received for OTC swap agreements	51,599
Unrealized depreciation on OTC cross currency exchange contracts	46,417
Foreign capital gains tax liability accrued	30,757
Trustees’ fees payable	7,630
Affiliated transfer agent fee payable	707

Total Liabilities	321,553,003

NET ASSETS	$12,378,760,638

Net assets were comprised of:
Partners’ Equity	$12,378,760,638

Net asset value and redemption price per share, $12,378,760,638 / 437,006,414 outstanding shares of beneficial interest	$28.33

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $5,782,743 foreign withholding tax, of which $681,375 is reimbursable by an affiliate)	$130,393,762
Affiliated dividend income	91,879,695
Interest income (net of $46,988 foreign withholding tax)	53,557,138
Income from securities lending, net (including affiliated income of $583,103)	643,575

Total income	276,474,170

EXPENSES
Management fee	72,888,641
Distribution fee	29,036,492
Custodian and accounting fees	1,223,575
Trustees’ fees	201,819
Professional fees	129,503
Audit fee	106,000
Shareholders’ reports	22,052
Transfer agent’s fees and expenses (including affiliated expense of $5,157)	9,624
Miscellaneous	211,233

Total expenses	103,828,939
Less: Fee waiver and/or expense reimbursement	(10,811,174)
Distribution fee waiver	(3,585,126)

Net expenses	89,432,639

NET INVESTMENT INCOME (LOSS)	187,041,531

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $101,945,969) (net of foreign capital gains taxes $(59,534))	142,805,261
In-kind transactions(1)	(9,504,775)
Futures transactions	35,700,489
Forward and cross currency contract transactions	(4,017,822)
Options written transactions	996,832
Swap agreements transactions	(4,711,477)
Foreign currency transactions	(15,565,395)

145,703,113

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $266,524,906) (net of change in foreign capital gains taxes $(30,757))	1,448,990,589
Futures	109,060,121
Forward and cross currency contracts	5,353,923
Options written	(119,554)
Swap agreements	1,563,638
Foreign currencies	(576,174)

1,564,272,543

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	1,709,975,656

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,897,017,187

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$187,041,531	$119,549,621
Net realized gain (loss) on investment and foreign currency transactions	145,703,113	(1,136,669,311)
Net capital gain distributions received	—	18,975
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,564,272,543	(1,552,383,320)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,897,017,187	(2,569,484,035)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [51,586,424 and 49,409,397 shares, respectively]	1,351,507,271	1,196,393,324
Portfolio shares issued in merger [37,476,978 and 0 shares, respectively]	925,681,366	—
Portfolio shares purchased [88,165,562 and 143,781,769 shares, respectively]	(2,259,034,692)	(3,479,955,625)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	18,153,945	(2,283,562,301)

TOTAL INCREASE (DECREASE)	1,915,171,132	(4,853,046,336)
NET ASSETS:
Beginning of year	10,463,589,506	15,316,635,842

End of year	$12,378,760,638	$10,463,589,506

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$23.99	$28.87	$24.68	$21.76	$17.80

Income (Loss) From Investment Operations:
Net investment income (loss)	0.42	0.25	0.02	(0.01)	0.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.92	(5.13)	4.17	2.93	3.93

Total from investment operations	4.34	(4.88)	4.19	2.92	3.96

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$28.33	$23.99	$28.87	$24.68	$21.76

Total Return(d)	18.09%	(16.90)%	16.98%	13.42%	22.25	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$12,379	$10,464	$15,317	$14,643	$14,290
Average net assets (in millions)	$11,615	$12,222	$15,150	$12,945	$13,724
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.77%	0.76%	0.47%	0.16%	0.16%
Expenses before waivers and/or expense reimbursement	0.89%	0.89%	0.57%	0.16%	0.16%
Net investment income (loss)	1.61%	0.98%	0.07%	(0.04)%	0.12%
Portfolio turnover rate(g)(h)	83%	65%	84%	61%	26%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 89.9%
AFFILIATED MUTUAL FUND — 27.1%
Fixed Income
AST J.P. Morgan Fixed Income Central Portfolio* (cost $601,473,891)(wa)	59,051,729	$622,405,225

COMMON STOCKS — 56.6%
Australia — 0.3%
BHP Group Ltd.	137,072	4,683,012
Rio Tinto PLC	20,426	1,519,309

		6,202,321

Belgium — 0.2%
KBC Group NV	58,382	3,788,953

Brazil — 0.3%
Ambev SA, ADR	103,690	290,332
B3 SA - Brasil Bolsa Balcao	148,728	444,990
Banco do Brasil SA	11,246	128,198
Centrais Eletricas Brasileiras SA	12,307	106,616
Itau Unibanco Holding SA, ADR	121,713	845,905
Localiza Rent a Car SA	13,353	174,828
Lojas Renner SA	38,408	137,817
MercadoLibre, Inc.*	659	1,035,645
NU Holdings Ltd. (Class A Stock)*	47,910	399,090
Raia Drogasil SA	87,034	526,869
Suzano SA.	14,642	166,741
TIM SA, ADR	7,072	130,620
Transmissora Alianca de Energia Eletrica SA, UTS	5,559	43,926
Vale SA, ADR	25,845	409,902
WEG SA	102,021	775,027

		5,616,506

Canada — 0.6%
Alimentation Couche-Tard, Inc.	63,968	3,766,969
Canadian National Railway Co.	38,963	4,897,391
Fairfax Financial Holdings Ltd.	973	895,901
RB Global, Inc.(a)	13,472	901,142
Toronto-Dominion Bank (The)	41,002	2,649,403

		13,110,806

Chile — 0.0%
Banco Santander Chile, ADR	5,692	110,937

China — 1.8%
Aier Eye Hospital Group Co. Ltd. (Class A Stock)	11,500	25,555
Alibaba Group Holding Ltd.	169,452	1,632,254
Amoy Diagnostics Co. Ltd. (Class A Stock)	3,900	12,031
Angel Yeast Co. Ltd. (Class A Stock)	10,700	52,847
ANTA Sports Products Ltd.	8,600	83,586
Baidu, Inc., ADR*	1,981	235,917
Bank of China Ltd. (Class H Stock)	384,000	145,913
Baoshan Iron & Steel Co. Ltd. (Class A Stock)	99,300	82,661
BOC Aviation Ltd., 144A	5,100	39,035
BOE Technology Group Co. Ltd. (Class A Stock)	183,000	100,161

	Shares	Value
COMMON STOCKS (continued)
China (cont’d.)
Budweiser Brewing Co. APAC Ltd., 144A.	198,800	$372,691
BYD Co. Ltd. (Class H Stock)	4,000	110,339
Chacha Food Co. Ltd. (Class A Stock)	5,100	24,908
China Construction Bank Corp. (Class H Stock)	773,000	459,819
China International Capital Corp. Ltd. (Class H Stock), 144A	28,400	41,727
China Life Insurance Co. Ltd. (Class H Stock)	58,000	75,322
China Longyuan Power Group Corp. Ltd. (Class H Stock)	110,000	83,532
China Merchants Bank Co. Ltd. (Class A Stock)	6,600	25,776
China Merchants Bank Co. Ltd. (Class H Stock)	50,000	173,926
China Overseas Land & Investment Ltd.	52,500	92,625
China Pacific Insurance Group Co. Ltd. (Class H Stock)	35,800	72,420
China Petroleum & Chemical Corp. (Class H Stock)	190,000	99,570
China Resources Gas Group Ltd.	13,300	43,652
China Resources Land Ltd.	40,000	143,521
China Resources Mixc Lifestyle Services Ltd., 144A	9,600	34,240
China Shenhua Energy Co. Ltd. (Class H Stock)	7,000	24,006
China Vanke Co. Ltd. (Class H Stock)	47,700	44,147
Chongqing Brewery Co. Ltd. (Class A Stock)	3,400	31,699
Chongqing Fuling Zhacai Group Co. Ltd. (Class A Stock)	28,200	56,576
Contemporary Amperex Technology Co. Ltd. (Class A Stock)	2,100	48,116
Country Garden Services Holdings Co. Ltd.	10,000	8,660
CSPC Pharmaceutical Group Ltd.	40,000	37,229
ENN Energy Holdings Ltd.	16,800	124,059
Flat Glass Group Co. Ltd. (Class H Stock)	6,000	10,127
Focus Media Information Technology Co. Ltd. (Class A Stock)	21,000	18,641
Foshan Haitian Flavouring & Food Co. Ltd. (Class A Stock)	51,951	276,775
Foxconn Industrial Internet Co. Ltd. (Class A Stock)	26,900	57,036
Fuyao Glass Industry Group Co. Ltd. (Class H Stock), 144A	25,200	122,710
Ganfeng Lithium Group Co. Ltd. (Class H Stock), 144A	4,360	16,472
Guangzhou Kingmed Diagnostics Group Co. Ltd. (Class A Stock)	6,100	53,575
H World Group Ltd.	33,800	113,015
H World Group Ltd., ADR	5,608	187,531
Haier Smart Home Co. Ltd. (Class H Stock)	52,600	148,576
Hefei Meiya Optoelectronic Technology, Inc. (Class A Stock)	10,300	28,387

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
China (cont’d.)
Hongfa Technology Co. Ltd. (Class A Stock)	9,000	$34,900
Huadian Power International Corp. Ltd. (Class H Stock)	124,000	55,116
Huatai Securities Co. Ltd. (Class H Stock), 144A	18,800	23,756
Huayu Automotive Systems Co. Ltd. (Class A Stock)	20,900	47,741
Hundsun Technologies, Inc. (Class A Stock)	3,320	13,393
Imeik Technology Development Co. Ltd. (Class A Stock)	200	8,253
Industrial & Commercial Bank of China Ltd. (Class H Stock)	456,000	222,229
Inner Mongolia Yili Industrial Group Co. Ltd. (Class A Stock)	91,301	342,886
JA Solar Technology Co. Ltd. (Class A Stock)	9,400	27,346
JD Health International, Inc., 144A*	5,100	25,601
JD.com, Inc., ADR	95,985	2,773,007
JD.com, Inc. (Class A Stock)	62,329	900,223
Jiangsu Hengli Hydraulic Co. Ltd. (Class A Stock)	8,000	61,405
Jiumaojiu International Holdings Ltd., 144A.	6,000	4,692
Kanzhun Ltd., ADR(a)	1,876	31,160
KE Holdings, Inc., ADR(a)	1,599	25,920
Kingdee International Software Group Co. Ltd.*	43,000	62,772
Kunlun Energy Co. Ltd.	80,000	72,197
Kweichow Moutai Co. Ltd. (Class A Stock)	3,932	952,643
Lenovo Group Ltd.	64,000	89,564
Li Auto, Inc. (Class A Stock)*	1,400	26,231
LONGi Green Energy Technology Co. Ltd. (Class A Stock)	25,300	81,298
Meituan (Class B Stock), 144A*	35,560	373,337
Midea Group Co. Ltd. (Class A Stock)	69,900	536,062
Minth Group Ltd	12,000	24,272
Montage Technology Co. Ltd. (Class A Stock)	7,645	62,941
NARI Technology Co. Ltd. (Class A Stock)	13,000	40,709
NetEase, Inc.	52,810	952,777
NIO, Inc. (Class A Stock)*	3,570	32,582
NXP Semiconductors NV	41,062	9,431,120
Oppein Home Group, Inc. (Class A Stock)	1,600	15,630
PDD Holdings, Inc., ADR*	3,648	533,739
PetroChina Co. Ltd. (Class H Stock)	312,000	206,167
PICC Property & Casualty Co. Ltd. (Class H Stock)	100,000	119,002
Ping An Bank Co. Ltd. (Class A Stock)	51,500	67,873
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	180,500	817,178
Postal Savings Bank of China Co. Ltd. (Class H Stock), 144A	128,000	61,200
Prosus NV*	42,095	1,252,928

	Shares	Value
COMMON STOCKS (continued)
China (cont’d.)
Qingdao Haier Biomedical Co. Ltd. (Class A Stock)	5,742	$32,648
Shanghai Baosight Software Co. Ltd. (Class A Stock)	6,968	47,711
Shanghai Liangxin Electrical Co. Ltd. (Class A Stock)	20,100	24,911
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (Class A Stock)	2,700	110,193
Shenzhen Transsion Holdings Co. Ltd. (Class A Stock)	1,580	30,676
Shenzhou International Group Holdings Ltd.	6,500	66,683
Silergy Corp.	6,000	97,385
Skshu Paint Co. Ltd. (Class A Stock)*	4,360	29,130
StarPower Semiconductor Ltd. (Class A Stock)	900	22,850
Sunny Optical Technology Group Co. Ltd.	2,600	23,636
Suzhou Maxwell Technologies Co. Ltd. (Class A Stock)	1,400	25,446
Tencent Holdings Ltd.	296,200	11,182,993
Tingyi Cayman Islands Holding Corp.	26,000	31,709
Trip.com Group Ltd., ADR*	3,480	125,315
Wanhua Chemical Group Co. Ltd. (Class A Stock)	8,300	89,543
Wuliangye Yibin Co. Ltd. (Class A Stock)	15,000	295,537
WuXi AppTec Co. Ltd. (Class H Stock), 144A.	11,464	116,796
Wuxi Biologics Cayman, Inc., 144A*	110,000	416,048
Xiaomi Corp. (Class B Stock), 144A*	19,400	38,847
Xinyi Solar Holdings Ltd.	52,000	30,402
XPeng, Inc., ADR*(a)	2,683	39,145
XPeng, Inc. (Class A Stock)*	2,148	15,647
Yifeng Pharmacy Chain Co. Ltd. (Class A Stock)	3,900	21,918
Yum China Holdings, Inc. (OOTC)	11,324	480,477
Yum China Holdings, Inc. (XHKG)	3,450	146,892
Zhejiang Dingli Machinery Co. Ltd. (Class A Stock)	5,700	40,935
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (Class A Stock)	10,300	63,718
Zhejiang Weixing New Building Materials Co. Ltd. (Class A Stock)	18,870	38,342
Zhongji Innolight Co. Ltd. (Class A Stock)	4,400	69,522
Zhuzhou CRRC Times Electric Co. Ltd. (Class H Stock)	25,300	72,268
Zijin Mining Group Co. Ltd. (Class H Stock)	98,000	159,757
ZTO Express Cayman, Inc.	1,850	38,884

		40,107,179

Colombia — 0.0%
Bancolombia SA, ADR	1,541	47,417
Ecopetrol SA, ADR(a)	4,963	59,159

		106,576

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Denmark — 0.7%
Novo Nordisk A/S (Class B Stock)	154,506	$16,011,640

Finland — 0.2%
Nordea Bank Abp	284,793	3,535,534

France — 2.8%
Air Liquide SA	24,877	4,843,438
BNP Paribas SA	13,913	966,198
Dassault Systemes SE	17,748	868,717
Engie SA	279,141	4,917,432
Gaztransport Et Technigaz SA	3,873	513,041
Legrand SA	70,432	7,334,528
LVMH Moet Hennessy Louis Vuitton SE	13,992	11,369,020
Publicis Groupe SA	10,872	1,010,138
Safran SA	45,963	8,103,755
Sodexo SA	6,360	700,162
SPIE SA	32,444	1,015,555
TotalEnergies SE	111,134	7,557,003
Vallourec SACA*	43,257	671,915
Vinci SA	121,213	15,254,082

		65,124,984

Germany — 1.4%
Allianz SE	25,264	6,751,584
CTS Eventim AG & Co. KGaA	12,358	854,744
Deutsche Post AG	55,108	2,727,629
DWS Group GmbH & Co. KGaA, 144A	14,899	572,631
Heidelberg Materials AG	8,238	736,380
Infineon Technologies AG	60,189	2,513,650
KION Group AG	18,796	802,202
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	13,766	5,710,327
RWE AG	233,898	10,645,376
Scout24 SE, 144A	5,921	418,682

		31,733,205

Greece — 0.0%
Hellenic Telecommunications Organization SA	5,601	79,783
OPAP SA	3,445	58,443

		138,226

Hong Kong — 0.5%
AIA Group Ltd.	744,600	6,480,166
Hong Kong Exchanges & Clearing Ltd.	88,000	3,018,423
Jardine Matheson Holdings Ltd.	4,400	181,116
Techtronic Industries Co. Ltd.	53,500	637,458

		10,317,163

Hungary — 0.0%
OTP Bank Nyrt	2,963	134,972
Richter Gedeon Nyrt	2,735	68,992

		203,964

India — 0.9%
Aarti Industries Ltd.	5,927	46,234
ABB India Ltd.	964	54,139
Apollo Hospitals Enterprise Ltd.	1,767	121,047

	Shares	Value
COMMON STOCKS (continued)
India (cont’d.)
Ashok Leyland Ltd.	45,155	$98,446
Asian Paints Ltd.	1,518	62,035
Aurobindo Pharma Ltd.	2,947	38,373
Axis Bank Ltd.	16,571	219,307
Bajaj Auto Ltd.	399	32,582
Bajaj Finance Ltd.	819	72,065
Bharat Petroleum Corp. Ltd.	4,323	23,412
Bharti Airtel Ltd.	6,942	86,060
Biocon Ltd.	13,501	40,481
Britannia Industries Ltd.	2,702	173,290
CG Power & Industrial Solutions Ltd.	5,404	29,498
Cipla Ltd.	2,785	41,694
Colgate-Palmolive India Ltd.	798	24,249
Dabur India Ltd.	9,353	62,604
Divi’s Laboratories Ltd.	487	22,833
Dr. Reddy’s Laboratories Ltd.	2,239	156,054
Eicher Motors Ltd.	2,935	146,075
GAIL India Ltd.	16,844	32,793
Godrej Properties Ltd.*	3,889	94,005
HCL Technologies Ltd.	3,061	53,870
HDFC Bank Ltd.	275,908	5,649,498
HDFC Bank Ltd., ADR(a)	113,112	7,590,946
HDFC Life Insurance Co. Ltd., 144A	15,383	119,528
Hindalco Industries Ltd.	10,402	76,725
Hindustan Unilever Ltd.	8,370	267,818
ICICI Bank Ltd.	35,106	419,510
ICICI Prudential Life Insurance Co. Ltd., 144A	3,721	23,894
Infosys Ltd., ADR(a)	112,613	2,069,827
InterGlobe Aviation Ltd., 144A*	1,405	50,055
ITC Ltd.	35,251	195,670
Kotak Mahindra Bank Ltd.	11,262	258,041
Larsen & Toubro Ltd.	5,017	212,459
Mahindra & Mahindra Ltd.	11,079	230,095
Maruti Suzuki India Ltd.	1,746	216,034
Max Healthcare Institute Ltd.	4,478	36,916
NTPC Ltd.	24,648	92,086
Oil & Natural Gas Corp. Ltd.	26,513	65,275
Page Industries Ltd.	54	24,980
Petronet LNG Ltd.	33,107	88,528
Power Grid Corp. of India Ltd.	56,550	161,074
Reliance Industries Ltd.	21,236	659,122
Samvardhana Motherson International Ltd.	26,383	32,303
Shriram Finance Ltd.	6,084	150,078
Tata Consultancy Services Ltd.	6,908	314,617
Tata Consumer Products Ltd.	7,116	92,890
Tata Steel Ltd.	23,261	38,989
UltraTech Cement Ltd.	1,791	225,937
UPL Ltd.	16,869	118,973
WNS Holdings Ltd., ADR*	265	16,748

		21,229,762

Indonesia — 0.3%
Bank Central Asia Tbk PT	6,907,900	4,218,652
Bank Mandiri Persero Tbk PT	131,700	51,737
Bank Rakyat Indonesia Persero Tbk PT	3,247,507	1,206,994
Telkom Indonesia Persero Tbk PT	8,087,200	2,074,740

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Indonesia (cont’d.)
Unilever Indonesia Tbk PT	891,600	$204,378
United Tractors Tbk PT	57,100	83,901

		7,840,402

Ireland — 0.1%
AIB Group PLC	167,250	716,292
Bank of Ireland Group PLC	89,898	816,135
Ryanair Holdings PLC, ADR*	8,074	1,076,748

		2,609,175

Italy — 0.3%
Buzzi SpA	23,020	700,145
Coca-Cola HBC AG*	30,234	887,760
Prysmian SpA	21,983	1,002,096
UniCredit SpA	161,841	4,406,880

		6,996,881

Japan — 1.7%
Allegro MicroSystems, Inc.*	21,921	663,549
Daikin Industries Ltd.	17,700	2,871,294
Hoya Corp.	37,300	4,645,314
Japan Exchange Group, Inc.	97,100	2,049,343
Keyence Corp.	7,700	3,383,045
Mitsubishi UFJ Financial Group, Inc.	328,600	2,820,090
Nippon Telegraph & Telephone Corp.	2,224,700	2,716,546
Shin-Etsu Chemical Co. Ltd.	290,500	12,149,629
Sony Group Corp.	39,500	3,738,000
Tokio Marine Holdings, Inc.	178,100	4,434,867

		39,471,677

Jordan — 0.0%
Hikma Pharmaceuticals PLC	23,086	526,063

Kuwait — 0.0%
National Bank of Kuwait SAKP	32,724	95,202

Luxembourg — 0.0%
ArcelorMittal SA.	15,866	450,277

Macau — 0.0%
Sands China Ltd.*	104,000	304,404

Malaysia — 0.0%
CIMB Group Holdings Bhd	73,400	93,452
Malayan Banking Bhd	26,600	51,451
Petronas Chemicals Group Bhd	58,200	90,663
Public Bank Bhd	170,200	158,845
Tenaga Nasional Bhd	32,100	70,131

		464,542

Mexico — 0.4%
America Movil SAB de CV (Class B Stock)	168,084	155,800
Cemex SAB de CV, UTS*	90,162	70,139
Fomento Economico Mexicano SAB de CV, ADR	5,004	652,271
Fomento Economico Mexicano SAB de CV, UTS	7,368	96,091
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	7,407	129,920

	Shares	Value
COMMON STOCKS (continued)
Mexico (cont’d.)
Grupo Aeroportuario del Sureste SAB de CV (Class B Stock)	4,101	$120,509
Grupo Financiero Banorte SAB de CV (Class O Stock)	100,490	1,012,534
Grupo Mexico SAB de CV (Class B Stock)	33,775	187,721
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	35,323	79,150
Regional SAB de CV	7,955	76,074
Wal-Mart de Mexico SAB de CV	1,539,752	6,473,287

		9,053,496

Netherlands — 1.5%
Adyen NV, 144A*	682	880,422
ASML Holding NV (XAMS)	21,958	16,575,817
ASML Holding NV (NYSE)	974	737,240
ASR Nederland NV	15,263	721,023
Koninklijke KPN NV	187,410	645,651
Shell PLC.	417,377	13,662,456

		33,222,609

Norway — 0.0%
Aker Solutions ASA	110,138	454,866

Panama — 0.0%
Copa Holdings SA (Class A Stock)	448	47,627

Peru — 0.0%
Credicorp Ltd.	3,694	553,841

Philippines — 0.0%
Ayala Land, Inc.	86,800	53,956
BDO Unibank, Inc.	18,170	42,807

		96,763

Poland — 0.0%
Dino Polska SA, 144A*	573	67,090
Powszechny Zaklad Ubezpieczen SA	6,964	83,650

		150,740

Qatar — 0.0%
Industries Qatar QSC	24,141	85,405
Qatar National Bank QPSC	38,294	168,728

		254,133

Russia — 0.0%
Gazprom PJSC*^	165,440	—
Magnitogorsk Iron & Steel Works PJSC*^.	112,615	—
MMC Norilsk Nickel PJSC^	1,439	—
MMC Norilsk Nickel PJSC, ADR*^	8	—
Novatek PJSC^	5,822	1
Rosneft Oil Co. PJSC^	30,688	—
Sberbank of Russia PJSC^	43,116	—
Sberbank of Russia PJSC, ADR*(a)^	18,600	2
Severstal PAO, GDR*^	11,949	1
TCS Group Holding PLC, GDR*^	2,342	—
X5 Retail Group NV, GDR*^	7,231	1

		5

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Saudi Arabia — 0.1%
Al Rajhi Bank	17,008	$394,348
Alinma Bank	12,704	131,185
Almarai Co. JSC	5,528	82,821
Dr. Sulaiman Al Habib Medical Services Group Co.	277	20,965
Etihad Etisalat Co.	7,351	96,849
SABIC Agri-Nutrients Co.	2,208	81,326
Saudi Arabian Mining Co.*	4,518	53,072
Saudi Arabian Oil Co., 144A	17,939	157,938
Saudi Basic Industries Corp.	8,486	188,376
Saudi National Bank (The)	29,639	305,673
Saudi Telecom Co.	16,357	176,561

		1,689,114

Singapore — 0.4%
DBS Group Holdings Ltd.	349,500	8,838,447

South Africa — 0.1%
Absa Group Ltd.	6,769	60,411
Bid Corp. Ltd.	21,904	510,930
Bidvest Group Ltd. (The)	20,511	283,140
Capitec Bank Holdings Ltd.	5,987	668,001
Clicks Group Ltd.	8,784	157,434
Discovery Ltd.	4,772	37,259
FirstRand Ltd.	46,829	187,877
Foschini Group Ltd. (The)	3,563	21,769
Gold Fields Ltd.	3,607	54,734
Impala Platinum Holdings Ltd.	7,797	38,720
MTN Group Ltd.	18,337	115,665
Naspers Ltd. (Class N Stock)	1,077	184,350
Sanlam Ltd.	20,684	82,505
Shoprite Holdings Ltd.	4,447	66,714
Standard Bank Group Ltd.	16,024	182,687
Vodacom Group Ltd.	6,274	36,399

		2,688,595

South Korea — 1.1%
BGF retail Co. Ltd.	385	39,102
Coway Co. Ltd.	1,059	46,839
Delivery Hero SE, 144A*	17,486	481,266
Hana Financial Group, Inc.	5,266	176,646
Hankook Tire & Technology Co. Ltd.	1,078	37,888
HL Mando Co. Ltd.	1,088	33,099
Hotel Shilla Co. Ltd.	468	23,681
Hugel, Inc.*	390	45,129
Hyundai Glovis Co. Ltd.	835	123,725
Hyundai Marine & Fire Insurance Co. Ltd.	1,661	39,852
Hyundai Mobis Co. Ltd.	817	149,685
Hyundai Motor Co.	538	84,630
KakaoBank Corp.	2,170	47,783
KB Financial Group, Inc.	4,265	177,944
Kia Corp.	3,179	245,843
KIWOOM Securities Co. Ltd.	583	44,860
Korean Air Lines Co. Ltd.	3,570	65,956
LG Chem Ltd.	1,749	672,706
LG Energy Solution Ltd.*	197	65,013
LG H&H Co. Ltd.	530	145,584
Lotte Chemical Corp.	442	52,369

	Shares	Value
COMMON STOCKS (continued)
South Korea (cont’d.)
NAVER Corp.*	4,254	$736,029
NCSoft Corp.	324	60,261
Orion Corp.	446	40,024
POSCO Holdings, Inc.	463	178,019
Samsung Biologics Co. Ltd., 144A*	273	160,600
Samsung C&T Corp.	538	53,966
Samsung Electronics Co. Ltd.	153,043	9,289,227
Samsung Electronics Co. Ltd., GDR	6,472	9,671,831
Samsung Engineering Co. Ltd.*	1,920	43,010
Samsung Fire & Marine Insurance Co. Ltd.	647	131,817
Samsung SDI Co. Ltd.*	180	65,536
Shinhan Financial Group Co. Ltd.	4,352	134,928
SK Hynix, Inc.	4,427	483,154
SK IE Technology Co. Ltd., 144A*	651	39,610
SK Innovation Co. Ltd.*	816	88,306
SK Telecom Co. Ltd.	1,965	76,340
SK, Inc.	337	46,388
SKC Co. Ltd.	727	50,836
SM Entertainment Co. Ltd.	622	44,370
S-Oil Corp.	1,945	104,734

		24,298,586

Spain — 0.2%
Banco Bilbao Vizcaya Argentaria SA	118,217	1,077,461
Industria de Diseno Textil SA	100,631	4,390,938

		5,468,399

Sweden — 0.6%
AAK AB	30,802	686,990
Atlas Copco AB (Class A Stock)	309,162	5,327,205
Volvo AB (Class B Stock)	323,556	8,418,929

		14,433,124

Switzerland — 0.2%
Accelleron Industries AG	22,917	716,735
Logitech International SA	5,562	528,882
Novartis AG	9,387	948,185
Zurich Insurance Group AG	5,805	3,035,012

		5,228,814

Taiwan — 1.5%
Accton Technology Corp.	6,000	101,981
Advantech Co. Ltd.	14,043	169,940
ASE Technology Holding Co. Ltd.	47,000	205,965
Asustek Computer, Inc.	7,300	116,181
AUO Corp.*	106,000	62,595
Chailease Holding Co. Ltd.	24,386	153,235
Chunghwa Telecom Co. Ltd.	34,000	133,024
CTBC Financial Holding Co. Ltd.	216,000	199,326
Delta Electronics, Inc.	106,000	1,081,034
E.Sun Financial Holding Co. Ltd.	175,740	147,644
Eclat Textile Co. Ltd.	4,700	85,893
eMemory Technology, Inc.	1,000	79,514
Fubon Financial Holding Co. Ltd.	82,543	174,131
Giant Manufacturing Co. Ltd.	6,000	35,927
Hon Hai Precision Industry Co. Ltd.	56,000	190,525
Largan Precision Co. Ltd.	4,703	439,273

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Taiwan (cont’d.)
MediaTek, Inc.	5,000	$165,099
Mega Financial Holding Co. Ltd.	34,336	43,813
Nan Ya Plastics Corp.	36,000	77,956
Nien Made Enterprise Co. Ltd.	6,000	68,943
Novatek Microelectronics Corp.	4,000	67,277
President Chain Store Corp.	66,000	579,360
Quanta Computer, Inc.	26,000	189,291
Realtek Semiconductor Corp.	10,000	153,349
Taiwan Mobile Co. Ltd.	32,000	102,784
Taiwan Semiconductor Manufacturing Co. Ltd.	355,000	6,805,901
Taiwan Semiconductor Manufacturing Co. Ltd., ADR(a)	209,934	21,833,136
Uni-President Enterprises Corp.	68,000	164,977
United Microelectronics Corp.	71,000	120,972
Vanguard International Semiconductor Corp.	11,000	29,158
Wiwynn Corp.	1,570	92,961
Yuanta Financial Holding Co. Ltd.	161,169	144,795

		34,015,960

Thailand — 0.1%
Airports of Thailand PCL, NVDR	59,000	103,198
Bangkok Bank PCL, NVDR	8,900	40,771
CP ALL PCL	23,500	38,497
Fabrinet*	3,740	711,834
Indorama Ventures PCL, NVDR	45,800	36,515
Kasikornbank PCL, NVDR	19,400	76,639
PTT Exploration & Production PCL, NVDR	31,000	135,036
PTT Global Chemical PCL, NVDR	51,200	57,621
PTT PCL, NVDR	79,500	83,111
SCB X PCL, NVDR	21,600	67,012
SCG Packaging PCL, NVDR	33,000	34,732
Siam Cement PCL (The)	8,100	72,536
Siam Cement PCL (The), NVDR	5,300	47,462
Thai Oil PCL	50,238	78,743
Thai Union Group PCL, NVDR	85,900	37,696

		1,621,403

Turkey — 0.0%
BIM Birlesik Magazalar A/S	5,438	55,463
Ford Otomotiv Sanayi A/S	1,238	31,054
KOC Holding A/S	8,102	38,902

		125,419

United Arab Emirates — 0.0%
Dubai Islamic Bank PJSC	50,215	78,222
Emaar Properties PJSC	101,447	218,772
Emirates Telecommunications Group Co. PJSC	10,606	56,697
First Abu Dhabi Bank PJSC	15,376	58,406

		412,097

United Kingdom — 2.1%
3i Group PLC.	179,736	5,532,188
Anglogold Ashanti PLC	2,658	51,038
AstraZeneca PLC	50,283	6,782,669

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (cont’d.)
Auto Trader Group PLC, 144A	77,345	$710,541
Barratt Developments PLC	169,392	1,213,441
BP PLC	595,561	3,530,529
Cranswick PLC	9,639	466,931
Diageo PLC	63,312	2,297,920
InterContinental Hotels Group PLC	30,173	2,720,877
Lloyds Banking Group PLC	8,032,915	4,872,261
Marks & Spencer Group PLC	292,048	1,012,124
Melrose Industries PLC	130,131	940,637
RELX PLC (XLON)	105,872	4,200,347
RELX PLC (BATE)	125,531	4,973,719
Rolls-Royce Holdings PLC*	247,139	942,680
Rotork PLC	145,000	596,749
SSE PLC	163,207	3,852,664
Taylor Wimpey PLC	566,260	1,059,991
TechnipFMC PLC	61,362	1,235,831
Whitbread PLC	28,303	1,317,712

		48,310,849

United States — 36.2%
AbbVie, Inc.	78,630	12,185,291
Accenture PLC (Class A Stock)	4,772	1,674,543
Acushnet Holdings Corp.(a)	16,360	1,033,461
Adobe, Inc.*	8,911	5,316,303
Advanced Micro Devices, Inc.*	47,349	6,979,716
AECOM	7,287	673,537
Agiliti, Inc.*	58,457	462,979
Air Lease Corp.	11,374	477,026
Albertson’s Cos., Inc. (Class A Stock)	35,014	805,322
Align Technology, Inc.*(a)	1,774	486,076
Alnylam Pharmaceuticals, Inc.*(a)	4,270	817,321
Alphabet, Inc. (Class A Stock)*	26,577	3,712,541
Alphabet, Inc. (Class C Stock)*	44,716	6,301,826
Amazon.com, Inc.*	260,505	39,581,130
American Express Co.	16,505	3,092,047
American Homes 4 Rent (Class A Stock), REIT	27,045	972,538
Ameriprise Financial, Inc.	4,579	1,739,242
AMETEK, Inc.	8,498	1,401,235
Analog Devices, Inc.(a)	46,430	9,219,141
Apple Hospitality REIT, Inc., REIT(a)	34,261	569,075
Apple, Inc.	140,912	27,129,787
Applied Industrial Technologies, Inc.	6,879	1,187,935
AptarGroup, Inc.	11,699	1,446,230
Arista Networks, Inc.*	3,658	861,496
AssetMark Financial Holdings, Inc.*	30,273	906,676
AutoZone, Inc.*	386	998,045
Axalta Coating Systems Ltd.*	56,378	1,915,161
AZEK Co., Inc. (The)*	28,360	1,084,770
Azenta, Inc.*(a)	10,830	705,466
Badger Meter, Inc.	7,326	1,130,915
Baker Hughes Co.	85,622	2,926,560
Balchem Corp.	4,366	649,443
Bank of America Corp.	246,220	8,290,227
BankUnited, Inc.	30,452	987,558
Bath & Body Works, Inc.	23,626	1,019,698
Berkshire Hathaway, Inc. (Class B Stock)*	11,580	4,130,123
Best Buy Co., Inc.	7,632	597,433

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
United States (cont’d.)
Biogen, Inc.*	3,947	$1,021,365
BJ’s Wholesale Club Holdings, Inc.*	20,940	1,395,860
Blackstone, Inc.(a)	15,316	2,005,171
Booking Holdings, Inc.*	740	2,624,943
Booz Allen Hamilton Holding Corp.	8,222	1,051,676
Boston Scientific Corp.*	32,634	1,886,572
Bright Horizons Family Solutions, Inc.*	13,910	1,310,878
Bristol-Myers Squibb Co.	63,988	3,283,224
Brixmor Property Group, Inc., REIT	41,658	969,382
Broadcom, Inc.	2,968	3,313,030
Brunswick Corp.	13,230	1,280,003
Cadence Design Systems, Inc.*	3,141	855,514
Capital One Financial Corp.	26,638	3,492,775
Carlisle Cos., Inc.	3,233	1,010,086
Carter’s, Inc.(a)	5,487	410,921
Casella Waste Systems, Inc. (Class A Stock)*	17,290	1,477,603
Casey’s General Stores, Inc.	4,730	1,299,520
CBRE Group, Inc. (Class A Stock)*	9,880	919,729
CDW Corp.(a)	2,292	521,017
Cencora, Inc.	9,407	1,932,010
Certara, Inc.*	39,049	686,872
Charles Schwab Corp. (The)	68,128	4,687,206
Charter Communications, Inc. (Class A Stock)*	4,073	1,583,094
Chemed Corp.	2,300	1,344,925
Cheniere Energy, Inc.	6,042	1,031,430
Chevron Corp.	53,363	7,959,625
Chubb Ltd.	4,268	964,568
Cigna Group (The)	2,481	742,935
Cisco Systems, Inc.	11,480	579,970
Citigroup, Inc.	7,508	386,212
Citizens Financial Group, Inc.	30,033	995,294
Claire’s Private Placement*^	313	107,985
Clearwater Analytics Holdings, Inc. (Class A Stock)*	48,070	962,842
CME Group, Inc.	59,014	12,428,348
CNA Financial Corp.	13,186	557,900
Coca-Cola Co. (The)	301,810	17,785,663
Cognex Corp.	11,029	460,350
Columbia Sportswear Co.(a)	7,396	588,278
Commerce Bancshares, Inc.(a)	20,293	1,083,849
Confluent, Inc. (Class A Stock)*(a)	28,168	659,131
ConocoPhillips	57,425	6,665,320
Constellation Brands, Inc. (Class A Stock)	2,972	718,481
Cooper Cos., Inc. (The)	2,485	940,423
Copart, Inc.*	29,378	1,439,522
Core & Main, Inc. (Class A Stock)*	21,800	880,938
Coterra Energy, Inc.	22,966	586,092
Crowdstrike Holdings, Inc. (Class A Stock)*	4,372	1,116,259
CSX Corp.	34,555	1,198,022
CubeSmart, REIT	25,860	1,198,611
Cullen/Frost Bankers, Inc.	10,227	1,109,527
Cushman & Wakefield PLC*	89,287	964,300
CVS Health Corp.	11,481	906,540
Danaher Corp.	6,121	1,416,032
Deere & Co.	32,055	12,817,833

	Shares	Value
COMMON STOCKS (continued)
United States (cont’d.)
Dick’s Sporting Goods, Inc.(a)	7,808	$1,147,386
Douglas Dynamics, Inc.	16,347	485,179
Dover Corp.	7,723	1,187,875
Dow, Inc.	72,682	3,985,881
Driven Brands Holdings, Inc.*	47,774	681,257
DT Midstream, Inc.	16,061	880,143
EastGroup Properties, Inc., REIT	7,743	1,421,150
Eastman Chemical Co.	7,107	638,351
Eaton Corp. PLC	13,922	3,352,696
Edison International	10,548	754,077
Eli Lilly & Co.	6,087	3,548,234
Encompass Health Corp.	23,563	1,572,123
Energizer Holdings, Inc.(a)	17,610	557,885
Entegris, Inc.	7,920	948,974
Entergy Corp.	3,921	396,766
Envestnet, Inc.*	16,399	812,078
Envista Holdings Corp.*	35,935	864,596
EOG Resources, Inc.	48,279	5,839,345
EPAM Systems, Inc.*	1,724	512,614
Evercore, Inc. (Class A Stock)	7,582	1,296,901
Exact Sciences Corp.*	15,159	1,121,463
Exxon Mobil Corp.	63,972	6,395,921
Federal Realty Investment Trust, REIT	7,895	813,580
FedEx Corp.	2,541	642,797
Ferguson PLC	23,388	4,479,450
First Advantage Corp.	72,021	1,193,388
First Citizens BancShares, Inc. (Class A Stock)	729	1,034,429
First Financial Bancorp	41,470	984,913
First Hawaiian, Inc.	42,990	982,751
First Interstate BancSystem, Inc. (Class A Stock)	33,041	1,016,011
FleetCor Technologies, Inc.*	4,680	1,322,615
Fortrea Holdings, Inc.*	7,811	272,604
Fortune Brands Innovations, Inc.	13,863	1,055,529
Freeport-McMoRan, Inc.	12,120	515,948
Freshpet, Inc.*	10,543	914,711
Frontier Communications Parent, Inc.*	1	25
Garmin Ltd.(a)	6,083	781,909
Generac Holdings, Inc.*(a)	3,867	499,771
General Dynamics Corp.	4,514	1,172,150
Genpact Ltd.	933	32,384
Globant SA*	142	33,793
Goodman Networks, Inc.*^	1,490	—
Graphic Packaging Holding Co.	14,440	355,946
GSK PLC	56,226	1,038,449
Guidewire Software, Inc.*(a)	9,208	1,004,040
Hayward Holdings, Inc.*(a)	80,310	1,092,216
HCA Healthcare, Inc.	5,095	1,379,115
HealthEquity, Inc.*	17,820	1,181,466
Henry Schein, Inc.*(a)	12,588	953,037
Hillman Solutions Corp.*	110,849	1,020,919
Hilton Worldwide Holdings, Inc.	36,605	6,665,404
Home Depot, Inc. (The)	2,587	896,525
Honeywell International, Inc.	4,418	926,499
Howmet Aerospace, Inc.	12,547	679,044
Hubbell, Inc.	2,005	659,505
HubSpot, Inc.*	1,744	1,012,462
IAC, Inc.*	17,024	891,717

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
United States (cont’d.)
ICU Medical, Inc.*	7,432	$741,268
Ingersoll Rand, Inc.	16,678	1,289,877
International Business Machines Corp.	4,416	722,237
Intuit, Inc.	5,593	3,495,793
Intuitive Surgical, Inc.*	4,193	1,414,550
J.B. Hunt Transport Services, Inc.	4,532	905,222
Jabil, Inc.	8,382	1,067,867
Janus International Group, Inc.*	41,538	542,071
Johnson & Johnson	48,537	7,607,689
Kenvue, Inc.	39,231	844,643
Keurig Dr. Pepper, Inc.	42,049	1,401,073
Kimco Realty Corp., REIT	67,070	1,429,262
Kinder Morgan, Inc.	80,874	1,426,617
Kinsale Capital Group, Inc.	2,791	934,734
Knight-Swift Transportation Holdings, Inc.(a)	18,172	1,047,616
Kraft Heinz Co. (The)	28,887	1,068,241
Laboratory Corp. of America Holdings(a)	4,794	1,089,628
Lam Research Corp.	2,200	1,723,172
Lamar Advertising Co. (Class A Stock), REIT(a)	8,959	952,163
Landstar System, Inc.	6,154	1,191,722
LCI Industries	7,310	918,940
Liberty Broadband Corp. (Class C Stock)*	9,119	734,900
Liberty Media Corp.-Liberty Live (Class C Stock)*	11,032	412,486
Liberty Media Corp.-Liberty SiriusXM*	38,986	1,122,017
Lincoln Electric Holdings, Inc.(a)	5,469	1,189,289
Linde PLC	9,542	3,881,693
Loews Corp.	34,501	2,400,925
Lowe’s Cos., Inc.	24,701	5,497,208
Lululemon Athletica, Inc.*	1,961	1,002,640
M&T Bank Corp.	19,209	2,633,170
MACOM Technology Solutions Holdings, Inc.*	19,356	1,799,140
Marriott International, Inc. (Class A Stock)	13,044	2,941,552
Martin Marietta Materials, Inc.	3,914	1,952,734
Mastercard, Inc. (Class A Stock)	49,612	21,160,014
McDonald’s Corp.	47,560	14,102,016
McKesson Corp.	1,702	787,992
Medtronic PLC	7,536	620,816
Merck & Co., Inc.	8,480	924,490
Meta Platforms, Inc. (Class A Stock)*	60,401	21,379,538
Mettler-Toledo International, Inc.*	315	382,082
MGIC Investment Corp.	40,643	784,003
Microsoft Corp.	159,858	60,113,002
Mid-America Apartment Communities, Inc., REIT	10,701	1,438,856
Middleby Corp. (The)*	4,919	723,929
Moelis & Co. (Class A Stock)(a)	9,461	531,046
Mohawk Industries, Inc.*	10,296	1,065,636
Monarch Casino & Resort, Inc.	8,920	616,818
MongoDB, Inc.*	2,691	1,100,215
Morgan Stanley	61,592	5,743,454
Morningstar, Inc.	2,557	731,916
MSA Safety, Inc.	9,946	1,679,183

	Shares	Value
COMMON STOCKS (continued)
United States (cont’d.)
Murphy USA, Inc.	2,030	$723,817
MYT Holding LLC (Class B Stock)*^	92,685	41,708
Natera, Inc.*	10,932	684,780
nCino, Inc.*	23,054	775,306
Neogen Corp.*(a)	39,080	785,899
Nestle SA	49,216	5,705,113
Netflix, Inc.*	3,068	1,493,748
Newell Brands, Inc.	60,848	528,161
Nexstar Media Group, Inc.	4,391	688,289
NextEra Energy, Inc.	186,422	11,323,272
nLight, Inc.*	35,930	485,055
NNN REIT, Inc., REIT	27,237	1,173,915
Norfolk Southern Corp.	7,608	1,798,379
Northern Trust Corp.(a)	12,668	1,068,926
Northrop Grumman Corp.	6,389	2,990,946
Northwestern Energy Group, Inc.(a)	15,620	794,902
Novanta, Inc.*(a)	8,927	1,503,396
NVIDIA Corp.	50,904	25,208,679
Old Dominion Freight Line, Inc.	2,305	934,286
Oracle Corp.	25,441	2,682,245
Packaging Corp. of America	9,468	1,542,432
Palo Alto Networks, Inc.*	6,775	1,997,812
Parade Technologies Ltd.	440	17,151
Paycor HCM, Inc.*(a)	39,800	859,282
Performance Food Group Co.*	23,795	1,645,424
Perimeter Solutions SA*	79,838	367,255
PG&E Corp.	184,117	3,319,630
Philip Morris International, Inc.	11,790	1,109,203
Phillips 66	11,366	1,513,269
Pioneer Natural Resources Co.	8,564	1,925,872
Planet Fitness, Inc. (Class A Stock)*	17,258	1,259,834
PNC Financial Services Group, Inc. (The)	9,123	1,412,697
Pool Corp.(a)	1,371	546,631
Portland General Electric Co.(a)	25,268	1,095,115
Post Holdings, Inc.*	10,984	967,251
Power Integrations, Inc.(a)	17,924	1,471,740
PPG Industries, Inc.	8,124	1,214,944
Primo Water Corp.	65,550	986,528
Procter & Gamble Co. (The)	9,748	1,428,472
Progressive Corp. (The)	87,058	13,866,598
Progyny, Inc.*	21,570	801,973
Prologis, Inc., REIT	98,131	13,080,862
Public Service Enterprise Group, Inc.(a)	50,930	3,114,369
Public Storage, REIT	4,937	1,505,785
Quaker Chemical Corp.(a)	6,660	1,421,377
Qualys, Inc.*	2,110	414,151
Quanta Services, Inc.(a)	7,717	1,665,329
Quest Diagnostics, Inc.	4,138	570,547
QuidelOrtho Corp.*	12,836	946,013
Ralph Lauren Corp.(a)	4,386	632,461
Rayonier, Inc., REIT(a)	25,424	849,416
RBC Bearings, Inc.*(a)	6,033	1,718,741
Regency Centers Corp., REIT(a)	8,601	576,267
Regeneron Pharmaceuticals, Inc.*	15,929	13,990,281
Regions Financial Corp.	69,646	1,349,739
RLI Corp.(a)	9,362	1,246,269
Roche Holding AG	12,811	3,724,075

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
United States (cont’d.)
Ross Stores, Inc.	32,212	$4,457,819
Royalty Pharma PLC (Class A Stock)	21,027	590,648
RTX Corp.(a)	14,289	1,202,276
Ryman Hospitality Properties, Inc., REIT	11,310	1,244,779
S&P Global, Inc.(a)	16,325	7,191,489
SAL TopCo LLC*^	817,799	8,178
Savers Value Village, Inc.*(a)	32,212	559,845
Schneider Electric SE	5,739	1,155,296
Seagate Technology Holdings PLC(a)	7,981	681,338
ServisFirst Bancshares, Inc.(a)	16,034	1,068,345
Shoals Technologies Group, Inc. (Class A Stock)*	43,029	668,671
Silgan Holdings, Inc.	12,128	548,792
Simpson Manufacturing Co., Inc.	7,421	1,469,210
SM Energy Co.	17,147	663,932
Snowflake, Inc. (Class A Stock)*	5,587	1,111,813
Southern Co. (The)	33,208	2,328,545
State Street Corp.	10,670	826,498
Stellantis NV	55,497	1,299,694
StepStone Group, Inc. (Class A Stock)(a)	37,866	1,205,275
Stericycle, Inc.*	24,182	1,198,460
Stryker Corp.	13,857	4,149,617
Synopsys, Inc.*	2,064	1,062,774
Take-Two Interactive Software, Inc.*	9,055	1,457,402
TD SYNNEX Corp.	7,948	855,284
Tesla, Inc.*	16,003	3,976,425
Texas Instruments, Inc.	8,653	1,474,990
Texas Roadhouse, Inc.	7,909	966,717
Thermo Fisher Scientific, Inc.	2,655	1,409,247
Timken Co. (The)(a)	7,651	613,228
TJX Cos., Inc. (The)	71,449	6,702,631
T-Mobile US, Inc.	3,970	636,510
Toro Co. (The)	11,232	1,078,160
Trade Desk, Inc. (The) (Class A Stock)*	14,827	1,066,951
Trane Technologies PLC	13,600	3,317,040
Travelers Cos., Inc. (The)	9,488	1,807,369
U.S. Bancorp	72,333	3,130,572
Uber Technologies, Inc.*	226,097	13,920,792
UniFirst Corp.	5,130	938,328
Union Pacific Corp.	5,614	1,378,911
United Parcel Service, Inc. (Class B Stock)	4,146	651,876
UnitedHealth Group, Inc.	46,395	24,425,576
Utz Brands, Inc.(a)	59,390	964,494
Verizon Communications, Inc.	19,064	718,713
Verra Mobility Corp.*	44,910	1,034,277
Vertex Pharmaceuticals, Inc.*	4,472	1,819,612
Vulcan Materials Co.	8,373	1,900,755
W.R. Berkley Corp.	10,713	757,623
Wells Fargo & Co.	184,864	9,099,006
Welltower, Inc., REIT	3,143	283,404
Wendy’s Co. (The)	58,840	1,146,203
Westrock Co.	15,810	656,431
WEX, Inc.*	7,930	1,542,782
Weyerhaeuser Co., REIT	50,169	1,744,376
Williams Cos., Inc. (The)	40,555	1,412,531
WillScot Mobile Mini Holdings Corp.*	39,380	1,752,410

	Shares	Value
COMMON STOCKS (continued)
United States (cont’d.)
Windstream Holdings, Inc.*^	66	$693
Wintrust Financial Corp.	12,840	1,190,910
Woodward, Inc.	6,270	853,535
Workday, Inc. (Class A Stock)*	4,495	1,240,890
Workiva, Inc.*	8,290	841,684
Xcel Energy, Inc.	13,928	862,282
Yum! Brands, Inc.	55,142	7,204,854
Zimmer Biomet Holdings, Inc.	5,928	721,438

		830,052,494

TOTAL COMMON STOCKS (cost $1,157,688,850)		1,297,113,760

PREFERRED STOCKS — 0.1%
Brazil — 0.1%
Banco Bradesco SA (PRFC)	6,167	21,505
Cia Energetica de Minas Gerais (PRFC)	18,398	43,633
Gerdau SA (PRFC)	26,920	130,266
Itausa SA (PRFC)	53,270	113,593
Petroleo Brasileiro SA (PRFC)	61,992	472,987

		781,984

United States — 0.0%
Claire’s Stores, Inc., CVT*^	269	538,000
Goodman Networks, Inc.*^	1,772	18

		538,018

TOTAL PREFERRED STOCKS (cost $660,822)		1,320,002

	Units

RIGHTS* — 0.0%
Brazil — 0.0%
Localiza Rent a Car SA, expiring 02/06/24	47	193

Taiwan — 0.0%
Mega Financial Holding Co. Ltd., expiring 01/26/24	715	144

TOTAL RIGHTS (cost $0)		337

WARRANTS* — 0.0%
United States
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG,expiring 09/24/27^	917	11,463

(cost $9)

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES — 0.7%
United States
Ally Auto Receivables Trust,
Series 2022-03, Class A3
5.070%	04/15/27	1,295	$1,294,515
ARI Fleet Lease Trust,
Series 2023-A, Class A2, 144A
5.410%	02/17/32	778	776,387
Capital One Prime Auto Receivables Trust,
Series 2021-01, Class A3
0.770%	09/15/26	628	607,833
Series 2022-01, Class A3
3.170%	04/15/27	302	295,332
Series 2022-02, Class A2A
3.740%	09/15/25	698	694,416
CarMax Auto Owner Trust,
Series 2021-04, Class A3
0.560%	09/15/26	318	306,630
Series 2022-01, Class A3
1.470%	12/15/26	708	685,786
Dell Equipment Finance Trust,
Series 2022-01, Class A3, 144A
2.490%	08/23/27	943	932,025
Series 2023-03, Class A2, 144A
6.100%	04/23/29	267	268,635
Discover Card Execution Note Trust,
Series 2022-A01, Class A1
1.960%	02/15/27	733	708,698
Enterprise Fleet Financing LLC,
Series 2023-01, Class A2, 144A
5.510%	01/22/29	1,225	1,225,839
Ford Credit Auto Owner Trust,
Series 2020-B, Class A4
0.790%	11/15/25	647	641,993
Series 2021-A, Class A4
0.490%	09/15/26	324	309,427
GM Financial Consumer Automobile Receivables Trust,
Series 2021-01, Class A4
0.540%	05/17/27	163	156,387
Series 2022-01, Class A3
1.260%	11/16/26	1,055	1,024,050
Series 2022-02, Class A3
3.100%	02/16/27	689	675,620
Hyundai Auto Receivables Trust,
Series 2020-C, Class A4
0.490%	11/16/26	566	549,659
Series 2022-B, Class A3
3.720%	11/16/26	1,337	1,317,989
Toyota Auto Receivables Owner Trust,
Series 2022-A, Class A3
1.230%	06/15/26	1,148	1,116,790
Series 2022-B, Class A3
2.930%	09/15/26	482	472,388
Volkswagen Auto Loan Enhanced Trust,
Series 2023-02, Class A2A
5.720%	03/22/27	840	845,114

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
World Omni Auto Receivables Trust,
Series 2021-A, Class A4
0.480%	09/15/26	110	$104,724

TOTAL ASSET-BACKED SECURITIES (cost $14,933,146)			15,010,237

COMMERCIAL MORTGAGE-BACKED SECURITY — 0.0%
United States
LB-UBS Commercial Mortgage Trust,
Series 2006-C06, Class AJ
5.452%(cc)	09/15/39	540	206,066

(cost $529,457)

CORPORATE BONDS — 3.6%
Australia — 0.0%
Glencore Funding LLC,
Gtd. Notes, 144A
4.625%	04/29/24	976	971,564

Germany — 0.1%
BMW US Capital LLC,
Gtd. Notes, 144A, SOFR Index + 0.380%
5.776%(c)	08/12/24	1,724	1,723,105

Daimler Truck Finance North America LLC,
Gtd. Notes, 144A
3.500%	04/07/25	1,015	993,682

			2,716,787

Netherlands — 0.1%
Cooperatieve Rabobank UA,
Sr. Unsec’d. Notes
0.375%	01/12/24	230	229,706
Sr. Unsec’d. Notes, SOFR Index + 0.300% (Cap N/A, Floor 0.000%)
5.667%(c)	01/12/24	1,607	1,606,893

			1,836,599

United Kingdom — 0.1%
Astrazeneca Finance LLC,
Gtd. Notes
0.700%	05/28/24	1,356	1,332,134

United States — 3.3%
7-Eleven, Inc., Sr. Unsec’d.
Notes, 144A
0.800%	02/10/24	1,334	1,326,627
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.850%	06/15/24	1,065	1,056,408
Ameren Corp.,
Sr. Unsec’d. Notes
2.500%	09/15/24	1,018	995,571
American Express Co.,
Sr. Unsec’d. Notes
3.000%	10/30/24	689	677,088
3.375%	05/03/24	500	495,922
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN
2.150%	09/10/24	1,358	1,328,266

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Amgen, Inc.,
Sr. Unsec’d. Notes
3.625%	05/22/24	660	$654,797
Apple, Inc.,
Sr. Unsec’d. Notes
2.850%	05/11/24(a)	1,454	1,440,357
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.125%	04/18/24	659	653,716
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
1.843%(ff)	02/04/25(a)	1,550	1,544,089
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.363%	06/06/24	663	656,355
Boston Scientific Corp.,
Sr. Unsec’d. Notes
3.450%	03/01/24	636	633,381
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
3.079%	06/15/24	656	648,050
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
2.850%	05/17/24	929	919,747
Sr. Unsec’d. Notes, MTN, SOFR + 0.450%
5.849%(c)	11/14/24	566	566,802
Cencora, Inc.,
Sr. Unsec’d. Notes
3.400%	05/15/24	990	981,566
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
2.500%	09/01/24	677	662,268
Chevron Corp.,
Sr. Unsec’d. Notes
2.895%	03/03/24	478	475,666
Cigna Group (The),
Gtd. Notes
3.500%	06/15/24	651	644,338
Sr. Unsec’d. Notes
0.613%	03/15/24	348	344,526
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.014%(ff)	01/25/26(a)	354	340,145
Citizens Bank NA,
Sr. Unsec’d. Notes
5.284%(ff)	01/26/26	793	770,105
Cleveland Electric Illuminating Co. (The),
First Mortgage
5.500%	08/15/24	656	654,707
CMS Energy Corp.,
Sr. Unsec’d. Notes
3.875%	03/01/24	649	646,882
CNA Financial Corp.,
Sr. Unsec’d. Notes
3.950%	05/15/24	949	941,666

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Commonwealth Edison Co.,
First Mortgage
3.100%	11/01/24	390	$382,355
ConocoPhillips Co.,
Gtd. Notes
2.125%	03/08/24	439	436,522
Corebridge Global Funding,
Sr. Sec’d. Notes, 144A
5.750%	07/02/26	173	175,171
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24	672	660,130
CSX Corp.,
Sr. Unsec’d. Notes
3.400%	08/01/24	1,000	987,401
CVS Health Corp.,
Sr. Unsec’d. Notes
2.625%	08/15/24	675	662,273
Dell International LLC/EMC Corp.,
Sr. Unsec’d. Notes
4.000%	07/15/24	528	522,810
Dollar General Corp.,
Sr. Unsec’d. Notes
4.250%	09/20/24	652	644,732
DTE Energy Co.,
Sr. Unsec’d. Notes, Series C
2.529%	10/01/24	681	665,303
Elevance Health, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/24	668	658,757
Enterprise Products Operating LLC,
Gtd. Notes
3.900%	02/15/24	373	372,105
Eversource Energy,
Sr. Unsec’d. Notes, Series L
2.900%	10/01/24	1,016	996,026
F&G Global Funding,
Sr. Sec’d. Notes, 144A
0.900%	09/20/24	410	394,462
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
0.600%	03/01/24	122	120,851
Fiserv, Inc.,
Sr. Unsec’d. Notes
2.750%	07/01/24	500	492,374
Fox Corp.,
Sr. Unsec’d. Notes
4.030%	01/25/24	657	656,134
Georgia-Pacific LLC,
Sr. Unsec’d. Notes, 144A
0.625%	05/15/24	978	960,205
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.700%	04/01/24	1,307	1,300,336
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.000%	03/15/24	976	970,307

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
3.625%	02/20/24		158	$157,526
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes
1.450%	04/01/24		294	290,748
5.900%	10/01/24		356	356,747
Hormel Foods Corp.,
Sr. Unsec’d. Notes
0.650%	06/03/24		1,357	1,329,700
HSBC USA, Inc.,
Sr. Unsec’d. Notes
3.500%	06/23/24	(a)	890	880,466
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
5.800%	06/26/25		700	704,044
Sr. Unsec’d. Notes, 144A, MTN
0.875%	06/14/24		289	282,745
Illinois Tool Works, Inc.,
Sr. Unsec’d. Notes
3.500%	03/01/24		797	794,188
ITC Holdings Corp.,
Sr. Unsec’d. Notes
3.650%	06/15/24		418	413,613
Jackson National Life Global Funding,
Sec’d. Notes, 144A, SOFR + 1.150%
6.586%(c)	06/28/24		654	654,665
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes, 144A
4.700%	04/01/24		300	298,777
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
4.950%	06/06/25		128	128,524
Johnson Controls International PLC,
Sr. Unsec’d. Notes
3.625%	07/02/24		510	505,396
Keurig Dr. Pepper, Inc.,
Gtd. Notes
0.750%	03/15/24		670	663,270
Kroger Co. (The),
Sr. Unsec’d. Notes
4.000%	02/01/24		986	984,369
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
3.125%	09/15/24		1,011	994,099
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.750%	04/15/24		660	658,649
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.600%	04/15/24		667	662,893
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
3.875%	03/15/24		1,105	1,100,597
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
4.250%	07/02/24		659	654,257

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
MassMutual Global Funding II,
Sr. Sec’d. Notes, 144A
2.750%	06/22/24		246	$242,593
McCormick & Co., Inc.,
Sr. Unsec’d. Notes
3.150%	08/15/24		670	659,371
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.250%	06/10/24		993	982,511
McKesson Corp.,
Sr. Unsec’d. Notes
3.796%	03/15/24		995	990,895
MetLife, Inc.,
Sr. Unsec’d. Notes
3.600%	04/10/24		1,309	1,301,741
Microchip Technology, Inc.,
Sr. Unsec’d. Notes
0.972%	02/15/24		650	646,113
Morgan Stanley,
Sr. Unsec’d. Notes, Series F, MTN
3.875%	04/29/24		751	746,654
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
4.255%	09/01/24		990	981,378
Niagara Mohawk Power Corp.,
Sr. Unsec’d. Notes, 144A
3.508%	10/01/24		170	166,800
Omnicom Group, Inc./Omnicom Capital, Inc.,
Sr. Unsec’d. Notes
3.650%	11/01/24		1,014	997,724
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
2.750%	06/01/24		665	656,519
ONE Gas, Inc.,
Sr. Unsec’d. Notes
1.100%	03/11/24		1,338	1,325,735
Oracle Corp.,
Sr. Unsec’d. Notes
3.400%	07/08/24		649	641,205
Otis Worldwide Corp.,
Sr. Unsec’d. Notes
2.056%	04/05/25		690	663,908
Parker-Hannifin Corp.,
Sr. Unsec’d. Notes
3.650%	06/15/24		661	654,695
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
2.400%	10/01/24		1,359	1,328,969
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.700%	11/01/24		579	563,213
PepsiCo, Inc.,
Sr. Unsec’d. Notes, SOFR Index + 0.400%
5.795%(c)	11/12/24		179	179,284
Phillips 66,
Gtd. Notes
0.900%	02/15/24	(a)	644	640,103

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
Principal Life Global Funding II, Sec’d. Notes, 144A
0.500%	01/08/24		579	$578,558
Sec’d. Notes, 144A, SOFR + 0.450%
5.817%(c)	04/12/24		408	407,701
Public Service Enterprise Group, Inc., Sr. Unsec’d. Notes
2.875%	06/15/24		666	657,218
Republic Services, Inc., Sr. Unsec’d. Notes
2.500%	08/15/24		1,012	992,569
Roper Technologies, Inc., Sr. Unsec’d. Notes
2.350%	09/15/24		678	663,043
RTX Corp., Sr. Unsec’d. Notes
3.200%	03/15/24		724	720,465
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A
3.750%	05/01/24		1,312	1,302,479
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes
3.125%	06/01/24		663	655,912
Southwestern Public Service Co., First Mortgage
3.300%	06/15/24		504	498,416
Spectra Energy Partners LP, Gtd. Notes
4.750%	03/15/24		991	988,547
Starbucks Corp., Sr. Unsec’d. Notes, SOFR Index + 0.420%
5.819%(c)	02/14/24		967	967,044
State Street Corp., Sr. Unsec’d. Notes
4.857%(ff)	01/26/26		1,150	1,143,384
Stryker Corp., Sr. Unsec’d. Notes
3.375%	05/15/24		801	794,296
Tampa Electric Co., Sr. Unsec’d. Notes
3.875%	07/12/24		331	327,627
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes
1.215%	10/18/24	(a)	1,378	1,334,982
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, MTN, SOFR + 0.620% (Cap N/A, Floor 0.000%)
6.020%(c)	06/13/24	(a)	1,295	1,296,164
U.S. Bancorp, Sr. Unsec’d. Notes
3.375%	02/05/24		1,096	1,093,295
Union Pacific Corp., Sr. Unsec’d. Notes
3.750%	03/15/24		256	255,050
Verizon Communications, Inc., Sr. Unsec’d. Notes
0.750%	03/22/24		91	89,994
3.376%	02/15/25		581	570,306

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (cont’d.)
WEC Energy Group, Inc., Sr. Unsec’d. Notes
0.800%	03/15/24		854	$845,032
Westlake Corp., Sr. Unsec’d. Notes
0.875%	08/15/24		686	665,407
Williams Cos., Inc. (The), Sr. Unsec’d. Notes
4.300%	03/04/24		359	357,988
4.550%	06/24/24		281	279,502
WP Carey, Inc., Sr. Unsec’d. Notes
4.600%	04/01/24		277	275,695

				76,762,657

TOTAL CORPORATE BONDS (cost $83,589,219)				83,619,741

FLOATING RATE AND OTHER LOANS — 0.0%
United States
Claire’s Stores, Inc., Term B Loan, 1 Month SOFR + 6.600%
11.832%(c)	12/18/26		533	485,099
Moran Foods LLC, First Lien A R 2023 FLFO PIK T/L, 3 Month SOFR + 12.698%
12.698%(c)	06/30/26^		119	76,087
First Lien A R 2023 FLFO PIK T/L, 3 Month SOFR + 2.000%
12.698%(c)	06/30/26^		176	146,215
Term Loan
—%(p)	06/30/26^		5	5,204

TOTAL FLOATING RATE AND OTHER LOANS (cost $738,402)				712,605

U.S. GOVERNMENT AGENCY OBLIGATION — 0.2%
Federal Home Loan Bank
4.875%	06/14/24		3,750	3,742,306

(cost $3,745,286)

U.S. TREASURY OBLIGATIONS — 1.6%
U.S. Treasury Notes
0.375%	07/15/24		800	780,062
0.875%	01/31/24	(k)	27,503	27,400,938
4.125%	01/31/25	(k)	8,160	8,109,638
4.625%	11/15/26		1,300	1,320,820

TOTAL U.S. TREASURY OBLIGATIONS (cost $37,614,585)				37,611,458

TOTAL LONG-TERM INVESTMENTS (cost $1,900,973,667)				2,061,753,200

			Shares

SHORT-TERM INVESTMENTS — 13.3%

AFFILIATED MUTUAL FUNDS — 12.1%
PGIM Core Ultra Short Bond Fund(wa)			201,303,460	201,303,460

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

		Shares	Value
AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $75,498,115; includes $75,163,717 of cash collateral for securities on loan)(b)(wa)		75,521,828	$75,491,620

TOTAL AFFILIATED MUTUAL FUNDS (cost $276,801,575)			276,795,080

Interest Rate	Maturity Date	Principal Amount (000)#

CERTIFICATES OF DEPOSIT — 0.1%
Bank of America NA
5.800%	05/24/24	345	345,168
Citibank NA
5.800%	03/05/24	517	517,135
Wells Fargo Bank NA SOFR + 0.600% (Cap N/A, Floor 0.000%)
5.990%(c)	08/02/24	898	899,526

TOTAL CERTIFICATES OF DEPOSIT (cost $1,760,000)			1,761,829

COMMERCIAL PAPER(n) — 0.8%
American Electric Power Co., Inc.
5.788%	01/16/24	650	648,209
Brighthouse Financial, Inc.
5.936%	05/29/24	1,271	1,241,972
Coca-Cola Co. (The)
5.376%	05/21/24	2,250	2,204,278
CRH America Finance, Inc.
5.758%	02/13/24	1,000	992,817
Darden Restaurants, Inc.
5.786%	01/18/24	1,300	1,296,009
Duke Energy Corp.
5.740%	02/22/24	600	594,836
Entergy Corp.
5.746%	01/04/24	531	530,522
General Motors Financial Co., Inc.
5.899%	03/11/24	600	593,011
Marriott International, Inc.
5.711%	01/16/24	650	648,177
Microsoft Corp.
5.494%	05/23/24	1,300	1,272,607
National Grid Holdings Ltd.
5.836%	01/24/24	1,000	995,977
NextEra Energy Capital Holdings, Inc.
5.776%	01/19/24	1,000	996,772
OGE Energy Corp.
5.772%	01/16/24	638	636,242
Pacific Life Insurance Co.
5.846%	06/10/24	1,238	1,208,179
Thunder Bay Funding LLC
5.782%	06/12/24	1,300	1,268,293
VW Credit, Inc.
5.956%	04/17/24	1,000	982,764
Walt Disney Co. (The)
5.744%	05/01/24	1,300	1,275,357

TOTAL COMMERCIAL PAPER (cost $17,387,254)			17,386,022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BOND — 0.0%
United States
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, MTN, SOFR + 0.380% (Cap N/A, Floor 0.000%)
5.771%(c)	02/22/24	650,000	$650,072

(cost $650,046)

U.S. TREASURY OBLIGATION(n) — 0.3%
U.S. Treasury Bills
5.148%	05/16/24	8,000	7,846,917

(cost $7,851,881)

TOTAL SHORT-TERM INVESTMENTS (cost $304,450,756)			304,439,920

TOTAL INVESTMENTS—103.2% (cost $2,205,424,423)			2,366,193,120

Liabilities in excess of other assets(z) — (3.2)%			(73,633,477)

NET ASSETS — 100.0%			$2,292,559,643

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $935,556 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $73,196,892; cash collateral of $75,163,717 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.

(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
541	5 Year U.S. Treasury Notes	Mar. 2024	$58,846,431	$1,278,123
946	10 Year Australian Treasury Bonds	Mar. 2024	75,208,755	927,123
395	10 Year U.K. Gilt	Mar. 2024	51,682,915	2,697,842
3,107	10 Year U.S. Treasury Notes	Mar. 2024	350,751,187	10,260,597
197	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	26,317,969	2,437,512
328	DJ US Real Estate Index	Mar. 2024	11,693,200	715,926
11	Euro STOXX 50 Index	Mar. 2024	551,677	(4,064)
226	FTSE 100 Index	Mar. 2024	22,344,219	508,948
333	Mini MSCI EAFE Index	Mar. 2024	37,502,460	1,617,857
881	Mini MSCI Emerging Markets Index	Mar. 2024	45,534,485	2,287,675
188	Nikkei 225 Index	Mar. 2024	31,311,400	(141,000)
1,063	S&P 500 E-Mini Index	Mar. 2024	256,183,000	6,845,173
436	S&P E-Mini Communication Services Index	Mar. 2024	41,910,500	1,437,919
217	XAE Energy Index	Mar. 2024	19,232,710	550,742
113	XAK Technology Index	Mar. 2024	22,175,120	837,102

				32,257,475

Short Positions:
181	ASX SPI 200 Index	Mar. 2024	23,388,812	(542,650)
548	Russell 2000 E-Mini Index	Mar. 2024	56,106,980	(4,335,692)
489	XAB Materials Index	Mar. 2024	44,851,080	(2,216,158)
300	XAP Consumer Staples Index	Mar. 2024	21,975,000	(634,500)
336	XAU Utilities Index	Mar. 2024	21,672,000	(77,959)

				(7,806,959)

				$24,450,516

Forward foreign currency exchange contracts outstanding at December 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/22/24	CITI	AUD	28,453	$19,086,770	$19,405,161	$ 318,391	$ —
Expiring 01/29/24	CITI	AUD	4,366	2,931,462	2,978,691	47,229	—
Expiring 01/29/24	RBC	AUD	11,335	7,219,472	7,732,280	512,808	—
British Pound,
Expiring 01/29/24	CITI	GBP	4,173	5,333,037	5,319,858	—	(13,179)
Expiring 01/29/24	CITI	GBP	2,182	2,665,301	2,781,936	116,635	—
Expiring 01/29/24	CITI	GBP	644	784,152	821,265	37,113	—
Expiring 01/29/24	CITI	GBP	467	567,739	595,260	27,521	—
Expiring 01/29/24	ML	GBP	530	666,362	676,184	9,822	—
Expiring 01/29/24	RBC	GBP	39	48,965	49,765	800	—
Expiring 01/29/24	SSB	GBP	720	911,952	918,403	6,451	—
Canadian Dollar,
Expiring 01/29/24	CITI	CAD	12,119	8,824,942	9,150,116	325,174	—
Expiring 01/29/24	CITI	CAD	4,739	3,534,391	3,577,861	43,470	—
Euro,
Expiring 01/29/24	BARC	EUR	8,798	9,698,685	9,725,634	26,949	—
Expiring 01/29/24	BARC	EUR	1,063	1,164,193	1,175,407	11,214	—
Expiring 01/29/24	BARC	EUR	1,008	1,069,265	1,114,770	45,505	—
Expiring 01/29/24	SSB	EUR	548	599,257	605,510	6,253	—
Expiring 01/29/24	SSB	EUR	417	445,302	460,469	15,167	—
Japanese Yen,
Expiring 01/22/24	CITI	JPY	6,210,520	44,186,391	44,212,429	26,038	—

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 01/29/24	CITI	JPY	1,040,659	$7,392,777	$7,416,551	$23,774	$—
Expiring 01/29/24	SSB	JPY	1,474,682	9,992,318	10,509,739	517,421	—
Expiring 01/29/24	SSB	JPY	108,285	766,204	771,725	5,521	—
Expiring 01/29/24	SSB	JPY	98,464	692,631	701,733	9,102	—
Expiring 01/29/24	SSB	JPY	53,107	360,237	378,480	18,243	—
Norwegian Krone,
Expiring 01/29/24	SSB	NOK	5,389	482,921	530,832	47,911	—
Swiss Franc,
Expiring 01/29/24	BARC	CHF	2,716	3,157,495	3,240,225	82,730	—
Expiring 01/29/24	CITI	CHF	453	516,235	539,942	23,707	—
Expiring 01/29/24	SSB	CHF	3,110	3,515,574	3,710,398	194,824	—

				$136,614,030	$139,100,624	2,499,773	(13,179)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/22/24	BARC	AUD	28,453	$19,132,059	$19,405,161	$—	$(273,102)
Expiring 01/29/24	ML	AUD	2,515	1,608,438	1,715,333	—	(106,895)
British Pound,
Expiring 01/29/24	BARC	GBP	3,362	4,275,375	4,285,668	—	(10,293)
Expiring 01/29/24	CITI	GBP	304	383,515	387,036	—	(3,521)
Expiring 01/29/24	ML	GBP	3,558	4,323,329	4,535,716	—	(212,387)
Expiring 01/29/24	SSB	GBP	508	643,592	647,154	—	(3,562)
Expiring 01/29/24	SSB	GBP	305	375,097	388,694	—	(13,597)
Canadian Dollar,
Expiring 01/29/24	SSB	CAD	849	634,211	641,318	—	(7,107)
Danish Krone,
Expiring 01/29/24	BARC	DKK	22,234	3,171,107	3,298,096	—	(126,989)
Expiring 01/29/24	SSB	DKK	15,128	2,220,908	2,244,050	—	(23,142)
Euro,
Expiring 01/29/24	BARC	EUR	3,230	3,437,516	3,570,719	—	(133,203)
Expiring 01/29/24	RBC	EUR	12,060	13,196,159	13,330,552	—	(134,393)
Expiring 01/29/24	RBC	EUR	861	924,719	952,191	—	(27,472)
Expiring 01/29/24	RBC	EUR	745	793,436	823,807	—	(30,371)
Expiring 01/29/24	RBC	EUR	440	470,518	486,585	—	(16,067)
Expiring 01/29/24	SSB	EUR	1,649	1,811,113	1,822,992	—	(11,879)
Expiring 01/29/24	SSB	EUR	432	474,524	477,777	—	(3,253)
Hong Kong Dollar,
Expiring 01/29/24	BARC	HKD	7,311	936,025	936,921	—	(896)
Expiring 01/29/24	BARC	HKD	5,248	672,564	672,551	13	—
Expiring 01/29/24	RBC	HKD	4,983	638,197	638,614	—	(417)
Japanese Yen,
Expiring 01/29/24	BARC	JPY	428,145	3,044,282	3,051,296	—	(7,014)
Expiring 01/29/24	SSB	JPY	97,862	659,784	697,444	—	(37,660)
Singapore Dollar,
Expiring 01/29/24	SSB	SGD	4,251	3,119,825	3,226,111	—	(106,286)
Swedish Krona,
Expiring 01/29/24	SSB	SEK	23,573	2,294,276	2,340,216	—	(45,940)
Expiring 01/29/24	SSB	SEK	8,422	824,566	836,083	—	(11,517)
Swiss Franc,
Expiring 01/22/24	BARC	CHF	18,247	21,092,059	21,751,656	—	(659,597)

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swiss Franc (cont’d.),
Expiring 01/29/24	SSB	CHF	1,409	$1,628,249	$1,680,496	$—	$(52,247)

				$92,785,443	$94,844,237	13	(2,058,807)

						$2,499,786	$(2,071,986)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
GS	$58,366	$35,475,792

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Fund	$622,405,225	$—	$—
Common Stocks
Australia	—	6,202,321	—
Belgium	—	3,788,953	—
Brazil	3,111,494	2,505,012	—
Canada	13,110,806	—	—
Chile	110,937	—	—
China	13,863,331	26,243,848	—
Colombia	106,576	—	—
Denmark	—	16,011,640	—
Finland	—	3,535,534	—
France	—	65,124,984	—
Germany	—	31,733,205	—
Greece	—	138,226	—
Hong Kong	—	10,317,163	—
Hungary	—	203,964	—
India	9,677,521	11,552,241	—
Indonesia	—	7,840,402	—
Ireland	1,076,748	1,532,427	—
Italy	—	6,996,881	—
Japan	663,549	38,808,128	—
Jordan	—	526,063	—
Kuwait	—	95,202	—
Luxembourg	—	450,277	—
Macau	—	304,404	—
Malaysia	—	464,542	—

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Mexico	$9,053,496	$—	$—
Netherlands	737,240	32,485,369	—
Norway	—	454,866	—
Panama	47,627	—	—
Peru	553,841	—	—
Philippines	—	96,763	—
Poland	—	150,740	—
Qatar	—	254,133	—
Russia	—	—	5
Saudi Arabia	—	1,689,114	—
Singapore	—	8,838,447	—
South Africa	—	2,688,595	—
South Korea	—	24,298,586	—
Spain	—	5,468,399	—
Sweden	—	14,433,124	—
Switzerland	—	5,228,814	—
Taiwan	21,833,136	12,182,824	—
Thailand	711,834	909,569	—
Turkey	—	125,419	—
United Arab Emirates	—	412,097	—
United Kingdom	1,235,831	47,075,018	—
United States	808,593,009	21,300,921	158,564
Preferred Stocks
Brazil	—	781,984	—
United States	—	—	538,018
Rights
Brazil	193	—	—
Taiwan	—	144	—
Warrants
United States	—	—	11,463
Asset-Backed Securities
United States	—	15,010,237	—
Commercial Mortgage-Backed Security
United States	—	206,066	—
Corporate Bonds
Australia	—	971,564	—
Germany	—	2,716,787	—
Netherlands	—	1,836,599	—
United Kingdom	—	1,332,134	—
United States	—	76,762,657	—
Floating Rate and Other Loans
United States	—	485,099	227,506
U.S. Government Agency Obligation	—	3,742,306	—
U.S. Treasury Obligations	—	37,611,458	—
Short-Term Investments
Affiliated Mutual Funds	276,795,080	—	—
Certificates of Deposit	—	1,761,829	—
Commercial Paper	—	17,386,022	—
Corporate Bond
United States	—	650,072	—
U.S. Treasury Obligation	—	7,846,917	—

Total	$1,783,687,474	$581,570,090	$935,556

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
Futures Contracts	$32,402,539	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	2,499,786	—

Total	$32,402,539	$2,499,786	$—

Liabilities
Futures Contracts	$(7,952,023)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(2,071,986)	—

Total	$(7,952,023)	$(2,071,986)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Affiliated Mutual Funds (3.3% represents investments purchased with collateral from securities on loan)	39.2%
Semiconductors & Semiconductor Equipment	4.9
Banks	4.7
Software	3.8
Oil, Gas & Consumable Fuels	2.8
Insurance	2.6
Pharmaceuticals	2.3
Capital Markets	2.3
Broadline Retail	2.1
Technology Hardware, Storage & Peripherals	2.1
Interactive Media & Services	2.0
U.S. Treasury Obligations	2.0
Hotels, Restaurants & Leisure	1.9
Health Care Providers & Services	1.7
Machinery	1.7
Chemicals	1.5
Biotechnology	1.5
Financial Services	1.3
Beverages	1.2
Ground Transportation	1.2
Specialty Retail	1.2
Electric Utilities	1.1
Automobiles	0.9
Construction & Engineering	0.8
Consumer Staples Distribution & Retail	0.8
Health Care Equipment & Supplies	0.8
Electrical Equipment	0.8
Commercial Paper	0.8
Aerospace & Defense	0.7
Industrial REITs	0.6
Textiles, Apparel & Luxury Goods	0.6
Professional Services	0.6
Building Products	0.5
Food Products	0.5
Electronic Equipment, Instruments & Components	0.5
Independent Power & Renewable Electricity Producers	0.5
Electric	0.4
Commercial Services & Supplies	0.4
Household Durables	0.4

Multi-Utilities	0.4%
Metals & Mining	0.4
Media	0.4
IT Services	0.3
Trading Companies & Distributors	0.3
Auto Manufacturers	0.3
Consumer Finance	0.3
Diversified Telecommunication Services	0.3
Specialized REITs	0.3
Retail	0.3
Construction Materials	0.2
Energy Equipment & Services	0.2
Entertainment	0.2
Retail REITs	0.2
Life Sciences Tools & Services	0.2
Containers & Packaging	0.2
Air Freight & Logistics	0.2
U.S. Government Agency Obligation	0.2
Foods	0.1
Healthcare-Products	0.1
Computers	0.1
Real Estate Management & Development	0.1
Residential REITs	0.1
Leisure Products	0.1
Household Products	0.1
Pipelines	0.1
Hotel & Resort REITs	0.1
Certificates of Deposit	0.1
Industrial Conglomerates	0.1
Communications Equipment	0.1
Oil & Gas	0.1
Machinery-Construction & Mining	0.1
Miscellaneous Manufacturing	0.1
Wireless Telecommunication Services	0.1
Automobile Components	0.1
Personal Care Products	0.1
Commercial Services	0.1
Gas	0.1
Diversified Consumer Services	0.1
Tobacco	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Industry Classification (continued):

Oil & Gas Services	0.1%
Transportation	0.1
Diversified Financial Services	0.1
Building Materials	0.1
Passenger Airlines	0.0	*
Equipment	0.0	*
Advertising	0.0	*
Environmental Control	0.0	*
Mining	0.0	*
Forest Products & Paper	0.0	*
Machinery-Diversified	0.0	*
Credit Cards	0.0	*
Health Care Technology	0.0	*
Lodging	0.0	*
Telecommunications	0.0	*
Healthcare-Services	0.0	*

Semiconductors	0.0	*%
Trucking & Leasing	0.0	*
Distributors	0.0	*
Transportation Infrastructure	0.0	*
Health Care REITs	0.0	*
Real Estate Investment Trusts (REITs)	0.0	*
Gas Utilities	0.0	*
Commercial Mortgage-Backed Security	0.0	*
Paper & Forest Products	0.0	*

	103.2
Liabilities in excess of other assets	(3.2)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$14,801,342	*	Due from/to broker-variation margin futures	$7,952,023	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	2,499,786		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,071,986
Interest rate contracts	Due from/to broker-variation margin futures	17,601,197	*	—	—

		$34,902,325			$10,024,009

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
		Forward
		& Cross
		Currency
Derivatives not accounted for as hedging		Exchange
instruments, carried at fair value	Futures	Contracts	Swaps
Equity contracts	$21,201,647	$—	$2,850,334
Foreign exchange contracts	993,940	(7,362,472)	—
Interest rate contracts	(22,321,530)	—	—

Total	$(125,943)	$(7,362,472)	$2,850,334

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Equity contracts	$8,734,791	$—	$(67,789)
Foreign exchange contracts	—	1,126,266	—
Interest rate contracts	4,417,718	—	—

Total	$13,152,509	$1,126,266	$(67,789)

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$909,451,035
Futures Contracts - Short Positions (1)	293,815,324
Forward Foreign Currency Exchange Contracts - Purchased (2)	112,420,063
Forward Foreign Currency Exchange Contracts - Sold (2)	100,271,941
Cross Currency Exchange Contracts (3)	91,872
Total Return Swap Agreements (1)	12,751,106

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.
(3)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

	Gross Market
	Value of
	Recognized	Collateral	Net
Description	Assets/(Liabilities)	Pledged/(Received)(2)	Amount
Securities on Loan	$73,196,892	$(73,196,892)	$—

Offsetting of OTC derivative assets and liabilities:

	Gross Amounts of	Gross Amounts of	Net Amounts of
	Recognized	Recognized	Recognized	Collateral
Counterparty	Assets(1)	Liabilities(1)	Assets/(Liabilities)	Pledged/(Received)(2)	Net Amount
BARC	$166,411	$(1,211,094)	$(1,044,683)	$—	$(1,044,683)
CITI	989,052	(16,700)	972,352	—	972,352
ML	9,822	(319,282)	(309,460)	—	(309,460)
RBC	513,608	(208,720)	304,888	—	304,888
SSB	820,893	(316,190)	504,703	—	504,703

	$2,499,786	$(2,071,986)	$427,800	$—	$427,800

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $73,196,892:
Unaffiliated investments (cost $1,327,148,957)	$1,466,992,815
Affiliated investments (cost $878,275,466)	899,200,305
Foreign currency, at value (cost $224,781)	225,353
Cash	9,171
Unrealized appreciation on OTC forward foreign currency exchange contracts	2,499,786
Dividends and interest receivable	1,967,070
Tax reclaim receivable	1,740,656
Due from broker-variation margin futures	875,405
Receivable for investments sold	163,427
Receivable for Portfolio shares sold	75,655
Deposit with broker for centrally cleared/exchange-traded derivatives	58,366
Prepaid expenses and other assets	19,203

Total Assets	2,373,827,212

LIABILITIES
Payable to broker for collateral for securities on loan	75,163,717
Unrealized depreciation on OTC forward foreign currency exchange contracts	2,071,986
Payable for investments purchased	1,463,295
Accrued expenses and other liabilities	701,230
Payable to affiliate	690,389
Management fee payable	684,247
Payable for Portfolio shares purchased	207,598
Foreign capital gains tax liability accrued	188,797
Distribution fee payable	94,103
Trustees’ fees payable	1,500
Affiliated transfer agent fee payable	707

Total Liabilities	81,267,569

NET ASSETS	$2,292,559,643

Net assets were comprised of:
Partners’ Equity	$2,292,559,643

Net asset value and redemption price per share, $2,292,559,643 / 105,810,776 outstanding shares of beneficial interest	$21.67

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,548,439 foreign withholding tax, of which $95,681 is reimbursable by an affiliate)	$22,935,060
Affiliated dividend income	17,663,935
Interest income	9,243,662
Other income	422,806
Income from securities lending, net (including affiliated income of $156,970)	172,634

Total income	50,438,097

EXPENSES
Management fee	16,682,424
Distribution fee	5,490,839
Custodian and accounting fees	379,844
Professional fees	106,455
Audit fee	79,500
Trustees’ fees	44,740
Shareholders’ reports	15,584
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,851
Miscellaneous	76,987

Total expenses	22,885,224
Less: Fee waiver and/or expense reimbursement	(1,059,608)

Net expenses	21,825,616

NET INVESTMENT INCOME (LOSS)	28,612,481

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,728,490)) (net of foreign capital gains taxes $(64,417))	22,759,387
Futures transactions	(125,943)
Forward and cross currency contract transactions	(7,362,472)
Swap agreements transactions	2,850,334
Foreign currency transactions	(98,183)

18,023,123

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $20,916,069) (net of change in foreign capital gains taxes $(105,773))	212,068,378
Futures	13,152,509
Forward and cross currency contracts	1,126,266
Swap agreements	(67,789)
Foreign currencies	40,940

226,320,304

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	244,343,427

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$272,955,908

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$28,612,481	$26,206,207
Net realized gain (loss) on investment and foreign currency transactions	18,023,123	(175,431,869)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	226,320,304	(422,522,146)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	272,955,908	(571,747,808)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [22,774,451 and 22,515,238 shares, respectively]	460,242,084	429,134,809
Portfolio shares purchased [30,696,237 and 56,149,390 shares, respectively]	(603,777,360)	(1,070,476,867)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(143,535,276)	(641,342,058)

TOTAL INCREASE (DECREASE)	129,420,632	(1,213,089,866)
NET ASSETS:
Beginning of year	2,163,139,011	3,376,228,877

End of year	$2,292,559,643	$2,163,139,011

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021		2020		2019
Per Share Operating Performance(a) :
Net Asset Value, beginning of year	$19.02	$22.91	$20.38		$18.01		$15.08

Income (Loss) From Investment Operations:
Net investment income (loss)	0.26	0.20	0.12		0.17		0.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.39	(4.09)	2.41		2.20		2.66

Total from investment operations	2.65	(3.89)	2.53		2.37		2.93

Capital Contributions	—	—	—		—		—	(b)(c)(d)

Net Asset Value, end of year	$21.67	$19.02	$22.91		$20.38		$18.01

Total Return(e)	13.88%	(16.98)%	12.41%		13.16%		19.43	%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,293	$2,163	$3,376		$3,341		$3,285
Average net assets (in millions)	$2,196	$2,612	$3,416		$2,893		$3,146
Ratios to average net assets(g) :
Expenses after waivers and/or expense reimbursement	0.99%	1.03%	1.04	%(h)	1.06	%(h)	1.06%
Expenses before waivers and/or expense reimbursement	1.04%	1.04%	1.04	%(h)	1.06	%(h)	1.06%
Net investment income (loss)	1.30%	1.00%	0.56%		0.94%		1.59%
Portfolio turnover rate(i)	76%	136%	113%		138%		104%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The expense ratio includes interest and dividend expenses on securities sold short and broker fees and expenses on short sales of 0.01% and 0.01% for the years ended December 31, 2021 and 2020, respectively.

(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

LONG-TERM INVESTMENTS — 88.1%
AFFILIATED MUTUAL FUND — 46.2%
Fixed Income
AST J.P. Morgan Fixed Income Central Portfolio*	199,907,430	$2,107,024,317

(cost $2,044,025,840)(wa)
COMMON STOCKS — 36.1%
Aerospace & Defense — 0.4%
General Dynamics Corp.	5,910	1,534,650
Northrop Grumman Corp.	1,792	838,907
RTX Corp.	18,710	1,574,259
Safran SA (France)	66,014	11,638,956
Woodward, Inc.	7,654	1,041,939

		16,628,711

Air Freight & Logistics — 0.1%
Deutsche Post AG (Germany)	92,361	4,571,506
FedEx Corp.	3,327	841,631
United Parcel Service, Inc. (Class B Stock)	5,429	853,602

		6,266,739

Automobile Components — 0.0%
Fuyao Glass Industry Group Co. Ltd. (China) (Class H Stock), 144A	94,400	459,677
HL Mando Co. Ltd. (South Korea)	18,112	550,997
LCI Industries	8,937	1,123,470

		2,134,144

Automobiles — 0.1%
Kia Corp. (South Korea)	9,632	744,874
Maruti Suzuki India Ltd. (India)	5,839	722,463
Tesla, Inc.*	16,610	4,127,253

		5,594,590

Banks — 2.9%
Absa Group Ltd. (South Africa)	44,995	401,565
Al Rajhi Bank (Saudi Arabia)	48,001	1,112,952
Banco do Brasil SA (Brazil)	87,834	1,001,258
Banco Santander Chile (Chile)	10,256,075	500,971
Bank Central Asia Tbk PT (Indonesia)	11,203,600	6,842,034
Bank of America Corp.	369,948	12,456,149
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	4,084,472	1,518,067
BankUnited, Inc.	37,599	1,219,336
Capitec Bank Holdings Ltd. (South Africa)	9,697	1,081,945
China Construction Bank Corp. (China) (Class H Stock)	2,730,000	1,623,942
China Merchants Bank Co. Ltd. (China) (Class H Stock)	227,500	791,365
Citigroup, Inc.	9,830	505,655
Citizens Financial Group, Inc.	39,324	1,303,197
Commerce Bancshares, Inc.	24,799	1,324,515
Credicorp Ltd. (Peru)	7,225	1,083,244
Cullen/Frost Bankers, Inc.	12,285	1,332,800
DBS Group Holdings Ltd. (Singapore)	554,300	14,017,600
First Citizens BancShares, Inc. (Class A Stock)	954	1,353,697
First Financial Bancorp	50,705	1,204,244

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
First Hawaiian, Inc.	52,571	$1,201,773
First Interstate BancSystem, Inc. (Class A Stock)	40,624	1,249,188
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	134,050	1,350,683
Hana Financial Group, Inc. (South Korea)	11,785	395,323
HDFC Bank Ltd. (India)	528,729	10,826,267
HDFC Bank Ltd. (India), ADR	126,890	8,515,588
HSBC Holdings PLC (United Kingdom)	89,200	718,141
ICICI Bank Ltd. (India)	105,132	1,256,306
KB Financial Group, Inc. (South Korea)	27,676	1,154,693
KBC Group NV (Belgium)	95,778	6,215,928
Kotak Mahindra Bank Ltd. (India)	34,712	795,341
Lloyds Banking Group PLC (United Kingdom)	13,171,307	7,988,886
M&T Bank Corp.	25,151	3,447,699
Mitsubishi UFJ Financial Group, Inc. (Japan)	529,400	4,543,383
Nordea Bank Abp (Finland)	320,430	3,977,946
NU Holdings Ltd. (Brazil) (Class A Stock)*	37,772	314,641
OTP Bank Nyrt (Hungary)	13,886	632,540
PNC Financial Services Group, Inc. (The)	11,946	1,849,838
Regions Financial Corp.	91,192	1,767,301
Saudi National Bank (The) (Saudi Arabia)	107,236	1,105,947
ServisFirst Bancshares, Inc.(a)	19,599	1,305,881
TCS Group Holding PLC (Russia), GDR*^	5,848	1
Toronto-Dominion Bank (The) (Canada)	65,688	4,244,524
U.S. Bancorp	55,012	2,380,919
UniCredit SpA (Italy)	150,957	4,110,513
Wells Fargo & Co.	187,635	9,235,395
Wintrust Financial Corp.	15,649	1,451,445

		132,710,626

Beverages — 0.7%
Budweiser Brewing Co. APAC Ltd. (China), 144A.	296,400	555,661
Coca-Cola Co. (The)	406,189	23,936,718
Constellation Brands, Inc. (Class A Stock)	3,886	939,440
Diageo PLC (United Kingdom)	104,034	3,775,933
Keurig Dr. Pepper, Inc.	55,057	1,834,499
Primo Water Corp.	80,135	1,206,032
Wuliangye Yibin Co. Ltd. (China) (Class A Stock)	25,800	508,323

		32,756,606

Biotechnology — 0.8%
AbbVie, Inc.	87,263	13,523,147
Alnylam Pharmaceuticals, Inc.*	5,584	1,068,833
Biocon Ltd. (India)	116,049	347,956
Exact Sciences Corp.*	19,822	1,466,432
Natera, Inc.*	14,294	895,376
Regeneron Pharmaceuticals, Inc.*	19,981	17,549,113

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Biotechnology (cont’d.)
Sinovac Biotech Ltd. (China)*^	3,000	$19,513
Vertex Pharmaceuticals, Inc.*	2,349	955,785

		35,826,155

Broadline Retail — 1.3%
Alibaba Group Holding Ltd. (China)	164,872	1,588,137
Amazon.com, Inc.*	341,742	51,924,279
JD.com, Inc. (China), ADR	158,855	4,589,321
JD.com, Inc. (China) (Class A Stock)	49,858	720,104
MYT Holding LLC (Class B Stock)*^	93,730	42,178
PDD Holdings, Inc. (China), ADR*	4,369	639,228
Savers Value Village, Inc.*	39,386	684,529

		60,187,776

Building Products — 0.3%
AZEK Co., Inc. (The)*	34,247	1,309,948
Carlisle Cos., Inc.	4,234	1,322,829
Daikin Industries Ltd. (Japan)	29,500	4,785,489
Fortune Brands Innovations, Inc.	18,152	1,382,093
Hayward Holdings, Inc.*(a)	98,159	1,334,962
Janus International Group, Inc.*	50,787	662,770
SAL TopCo LLC*^	1,709,579	17,096
Simpson Manufacturing Co., Inc.	9,079	1,797,461
Trane Technologies PLC	10,348	2,523,877

		15,136,525

Capital Markets — 1.4%
3i Group PLC (United Kingdom)	224,600	6,913,080
AssetMark Financial Holdings, Inc.*	37,009	1,108,420
Blackstone, Inc.(a)	20,027	2,621,935
Charles Schwab Corp. (The)	104,476	7,187,949
CME Group, Inc.	94,540	19,910,124
Evercore, Inc. (Class A Stock)	9,278	1,587,002
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	115,900	3,975,400
Japan Exchange Group, Inc. (Japan)	153,800	3,246,024
Moelis & Co. (Class A Stock)(a)	11,568	649,312
Morgan Stanley	37,784	3,523,358
Morningstar, Inc.	3,180	910,243
Northern Trust Corp.	16,587	1,399,611
S&P Global, Inc.(a)	20,535	9,046,078
State Street Corp.	13,971	1,082,194
StepStone Group, Inc. (Class A Stock)	46,334	1,474,811

		64,635,541

Chemicals — 1.0%
Air Liquide SA (France)	25,530	4,970,574
Axalta Coating Systems Ltd.*	71,185	2,418,154
Balchem Corp.	5,226	777,367
Dow, Inc.	115,971	6,359,850
LG Chem Ltd. (South Korea)	2,916	1,121,562
Linde PLC	15,704	6,388,399
Perimeter Solutions SA*	97,585	448,891
Quaker Chemical Corp.(a)	8,339	1,779,709
Saudi Basic Industries Corp. (Saudi Arabia)	25,036	555,760
Shin-Etsu Chemical Co. Ltd. (Japan)	470,700	19,686,164

	Shares	Value

COMMON STOCKS (continued)
Chemicals (cont’d.)
Wanhua Chemical Group Co. Ltd. (China) (Class A Stock)	49,800	$537,257

		45,043,687

Commercial Services & Supplies — 0.2%
Casella Waste Systems, Inc. (Class A Stock)*	21,151	1,807,565
Copart, Inc.*	38,415	1,882,335
Driven Brands Holdings, Inc.*	58,405	832,855
MSA Safety, Inc.	12,151	2,051,453
RB Global, Inc. (Canada)(a)	16,507	1,104,153
Stericycle, Inc.*	29,556	1,464,795
UniFirst Corp.	6,269	1,146,663

		10,289,819

Communications Equipment — 0.1%
Accton Technology Corp. (Taiwan)	22,000	373,929
Arista Networks, Inc.*	4,782	1,126,209
Cisco Systems, Inc.	15,031	759,366

		2,259,504

Construction & Engineering — 0.6%
AECOM	9,529	880,765
Quanta Services, Inc.	10,091	2,177,638
Vinci SA (France)	177,698	22,362,452
WillScot Mobile Mini Holdings Corp.*	48,151	2,142,719

		27,563,574

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	5,125	2,556,914
Siam Cement PCL (The) (Thailand), NVDR	50,500	452,232
UltraTech Cement Ltd. (India)	4,416	557,084
Vulcan Materials Co.	1,667	378,426

		3,944,656

Consumer Finance — 0.2%
American Express Co.	7,877	1,475,677
Capital One Financial Corp.	34,879	4,573,334
Shriram Finance Ltd. (India)	27,600	680,830

		6,729,841

Consumer Staples Distribution & Retail — 0.6%
Albertson’s Cos., Inc. (Class A Stock)	45,846	1,054,458
Alimentation Couche-Tard, Inc. (Canada)	105,265	6,198,881
Bid Corp. Ltd. (South Africa)	17,489	407,946
BJ’s Wholesale Club Holdings, Inc.*	25,140	1,675,832
Casey’s General Stores, Inc.	5,786	1,589,646
Clicks Group Ltd. (South Africa)	38,297	686,389
Dino Polska SA (Poland), 144A*	5,033	589,291
Performance Food Group Co.*	29,088	2,011,435
Raia Drogasil SA (Brazil)	108,867	659,038
Shoprite Holdings Ltd. (South Africa)	28,107	421,662
Wal-Mart de Mexico SAB de CV (Mexico)	2,374,089	9,980,932

		25,275,510

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Containers & Packaging — 0.1%
AptarGroup, Inc.	14,308	$1,768,755
Graphic Packaging Holding Co.	18,907	466,058
Packaging Corp. of America	12,397	2,019,595
Silgan Holdings, Inc.	15,880	718,570
Westrock Co.	20,701	859,505

		5,832,483

Distributors — 0.0%
Pool Corp.	1,793	714,887

Diversified Consumer Services — 0.0%
Bright Horizons Family Solutions, Inc.* .	17,008	1,602,834
China Yuhua Education Corp. Ltd. (China), 144A*	14,000	987

		1,603,821

Diversified Telecommunication Services — 0.2%
Frontier Communications Parent, Inc.*	1	25
GCI Liberty, Inc. (Class A Stock)*^	599	—
Hellenic Telecommunications Organization SA (Greece)	29,497	420,171
Nippon Telegraph & Telephone Corp. (Japan)	3,664,200	4,474,297
Telkom Indonesia Persero Tbk PT (Indonesia)	14,980,500	3,843,190
Verizon Communications, Inc.	24,962	941,068
Windstream Holdings, Inc.*^	386	4,053

		9,682,804

Electric Utilities — 0.6%
Edison International	13,811	987,348
Entergy Corp.	5,134	519,509
NextEra Energy, Inc.	222,310	13,503,109
PG&E Corp.	81,157	1,463,261
Portland General Electric Co.	30,897	1,339,076
Southern Co. (The)	53,197	3,730,174
SSE PLC (United Kingdom)	202,241	4,774,100
Transmissora Alianca de Energia Eletrica SA (Brazil), UTS	68,889	544,341
Xcel Energy, Inc.	18,237	1,129,053

		27,989,971

Electrical Equipment — 0.3%
AMETEK, Inc.	11,112	1,832,258
Eaton Corp. PLC	4,758	1,145,822
Generac Holdings, Inc.*	4,721	610,142
Hubbell, Inc.	2,622	862,454
Legrand SA (France)	96,007	9,997,814
Shoals Technologies Group, Inc. (Class A Stock)*	52,228	811,623

		15,260,113

Electronic Equipment, Instruments & Components — 0.3%
Badger Meter, Inc.	8,952	1,381,920
CDW Corp.	3,001	682,187
Cognex Corp.	13,465	562,029
Delta Electronics, Inc. (Taiwan)	39,000	397,739
Fabrinet (Thailand)*	4,566	869,047
Jabil, Inc.	10,961	1,396,431

	Shares	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (cont’d.)
Keyence Corp. (Japan)	12,072	$5,303,911
Largan Precision Co. Ltd. (Taiwan)	7,000	653,819
nLight, Inc.*	43,914	592,839
Novanta, Inc.*(a)	10,911	1,837,522
TD SYNNEX Corp.	10,406	1,119,790

		14,797,234

Energy Equipment & Services — 0.0%
TechnipFMC PLC (United Kingdom)	80,238	1,615,993

Entertainment — 0.1%
iQIYI, Inc. (China), ADR*	39,434	192,438
Liberty Media Corp.-Liberty Live (Class C Stock)*	14,445	540,098
NetEase, Inc. (China)	53,700	968,834
Netflix, Inc.*	4,012	1,953,362
SM Entertainment Co. Ltd. (South Korea)	3,352	239,115
Take-Two Interactive Software, Inc.*	11,840	1,905,648

		5,799,495

Financial Services — 0.9%
Berkshire Hathaway, Inc. (Class B Stock)*	15,163	5,408,035
Chailease Holding Co. Ltd. (Taiwan)	73,057	459,072
FirstRand Ltd. (South Africa)	159,869	641,392
FleetCor Technologies, Inc.*	3,429	969,070
Mastercard, Inc. (Class A Stock)	66,265	28,262,685
MGIC Investment Corp.	53,217	1,026,556
WEX, Inc.*	9,696	1,886,357

		38,653,167

Food Products — 0.4%
Angel Yeast Co. Ltd. (China) (Class A Stock)	84,800	418,825
Britannia Industries Ltd. (India)	12,746	817,454
Chacha Food Co. Ltd. (China) (Class A Stock)	72,000	351,650
Foshan Haitian Flavouring & Food Co. Ltd. (China) (Class A Stock)	65,350	348,160
Freshpet, Inc.*	12,887	1,118,076
Inner Mongolia Yili Industrial Group Co. Ltd. (China) (Class A Stock)	154,400	579,857
Kraft Heinz Co. (The)	37,823	1,398,694
Nestle SA.	80,933	9,381,744
Post Holdings, Inc.*	14,382	1,266,479
Utz Brands, Inc.(a)	72,607	1,179,138

		16,860,077

Ground Transportation — 0.8%
Canadian National Railway Co. (Canada)	64,591	8,118,660
J.B. Hunt Transport Services, Inc.	5,926	1,183,659
Knight-Swift Transportation Holdings, Inc.	21,709	1,251,524
Landstar System, Inc.	7,517	1,455,667
Localiza Rent a Car SA (Brazil)	53,895	705,636
Old Dominion Freight Line, Inc.	3,014	1,221,665
Uber Technologies, Inc.*	329,103	20,262,872

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Ground Transportation (cont’d.)
Union Pacific Corp.	7,351	$1,805,553

		36,005,236

Health Care Equipment & Supplies — 0.5%
Align Technology, Inc.*(a)	2,320	635,680
Boston Scientific Corp.*	52,335	3,025,486
Cooper Cos., Inc. (The)	3,250	1,229,930
Envista Holdings Corp.*	44,204	1,063,548
Hoya Corp. (Japan)	60,300	7,509,716
ICU Medical, Inc.*	9,081	905,739
Intuitive Surgical, Inc.*	5,483	1,849,745
Medtronic PLC	9,867	812,844
Neogen Corp.*	47,778	960,816
QuidelOrtho Corp.*	15,664	1,154,437
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (China) (Class A Stock)	13,200	538,723
Stryker Corp.	12,685	3,798,650
Zimmer Biomet Holdings, Inc.	7,762	944,635

		24,429,949

Health Care Providers & Services — 1.1%
Agiliti, Inc.*	71,475	566,082
Cencora, Inc.	12,317	2,529,665
Chemed Corp.	2,814	1,645,487
Cigna Group (The)	3,249	972,913
CVS Health Corp.	15,033	1,187,006
Encompass Health Corp.	28,803	1,921,736
HCA Healthcare, Inc.	6,671	1,805,706
HealthEquity, Inc.*	21,789	1,444,611
Henry Schein, Inc.*(a)	16,482	1,247,852
Laboratory Corp. of America Holdings	6,278	1,426,927
McKesson Corp.	2,226	1,030,593
NMC Health PLC (United Arab Emirates)*^.	411	—
Progyny, Inc.*	26,361	980,102
Quest Diagnostics, Inc.	5,419	747,172
UnitedHealth Group, Inc.	60,461	31,830,903

		49,336,755

Health Care REITs — 0.0%
Welltower, Inc.	4,116	371,140

Health Care Technology — 0.0%
Certara, Inc.*	47,726	839,500

Hotel & Resort REITs — 0.1%
Apple Hospitality REIT, Inc.(a)	44,860	745,125
Ryman Hospitality Properties, Inc.	13,883	1,527,963

		2,273,088

Hotels, Restaurants & Leisure — 1.3%
Booking Holdings, Inc.*	968	3,433,709
H World Group Ltd. (China)	115,600	386,525
Hilton Worldwide Holdings, Inc.	57,101	10,397,521
InterContinental Hotels Group PLC (United Kingdom)	49,621	4,474,618
Marriott International, Inc. (Class A Stock)	15,627	3,524,045
McDonald’s Corp.	60,223	17,856,722

	Shares	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (cont’d.)
Meituan (China) (Class B Stock), 144A*	94,700	$994,234
Monarch Casino & Resort, Inc.	10,897	753,528
Planet Fitness, Inc. (Class A Stock)*	21,102	1,540,446
Sands China Ltd. (Macau)*	130,000	380,505
Texas Roadhouse, Inc.	10,356	1,265,814
Wendy’s Co. (The)	71,926	1,401,118
Yum! Brands, Inc.(a)	88,339	11,542,374

		57,951,159

Household Durables — 0.2%
Garmin Ltd.(a)	7,955	1,022,536
Haier Smart Home Co. Ltd. (China) (Class H Stock)	269,400	760,956
Midea Group Co. Ltd. (China) (Class A Stock)	11,493	88,140
Mohawk Industries, Inc.*	13,481	1,395,283
Newell Brands, Inc.	79,672	691,553
Sony Group Corp. (Japan)	64,463	6,100,322

		10,058,790

Household Products — 0.1%
Energizer Holdings, Inc.(a)	23,057	730,446
Kimberly-Clark de Mexico SAB de CV (Mexico) (Class A Stock)	188,551	422,493
Procter & Gamble Co. (The)	12,763	1,870,290

		3,023,229

Independent Power & Renewable Electricity Producers — 0.3%
ACEN Corp. (Philippines)	6,773	535
RWE AG (Germany)	320,534	14,588,432

		14,588,967

Industrial Conglomerates — 0.0%
Honeywell International, Inc.	5,784	1,212,963

Industrial REITs — 0.4%
EastGroup Properties, Inc.	9,587	1,759,598
Prologis, Inc.	122,430	16,319,919

		18,079,517

Insurance — 1.6%
AIA Group Ltd. (Hong Kong)	1,034,474	9,002,906
Allianz SE (Germany)	33,530	8,960,601
Chubb Ltd.	5,589	1,263,114
CNA Financial Corp.	17,265	730,482
Fairfax Financial Holdings Ltd. (Canada)	1,274	1,173,050
HDFC Life Insurance Co. Ltd. (India), 144A.	66,235	514,656
Kinsale Capital Group, Inc.	3,484	1,166,826
Loews Corp.	45,173	3,143,589
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	17,963	7,451,300
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	166,500	753,795
Progressive Corp. (The)	124,983	19,907,292
Prudential PLC (Hong Kong)	44,296	499,778

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Insurance (cont’d.)
RLI Corp.	11,521	$1,533,676
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	2,442	497,524
Sanlam Ltd. (South Africa)	107,430	428,521
Tokio Marine Holdings, Inc. (Japan)	289,200	7,201,368
Travelers Cos., Inc. (The)	12,424	2,366,648
W.R. Berkley Corp.	14,027	991,989
Zurich Insurance Group AG (Switzerland)	9,302	4,863,338

		72,450,453

Interactive Media & Services — 1.2%
Alphabet, Inc. (Class C Stock)*	58,478	8,241,304
IAC, Inc.*	22,290	1,167,550
Kanzhun Ltd. (China), ADR(a)	22,285	370,154
Meta Platforms, Inc. (Class A Stock)*	74,886	26,506,649
NAVER Corp. (South Korea)*	3,206	554,703
Tencent Holdings Ltd. (China)	449,200	16,959,489

		53,799,849

IT Services — 0.1%
Endava PLC (United Kingdom),
ADR*(a)	7,119	554,214
Infosys Ltd. (India)	114,897	2,126,799
International Business Machines Corp.	5,782	945,646
MongoDB, Inc.*	3,518	1,438,335
Snowflake, Inc. (Class A Stock)*	7,305	1,453,695

		6,518,689

Leisure Products — 0.1%
Acushnet Holdings Corp.(a)	19,997	1,263,210
Brunswick Corp.	16,173	1,564,738

		2,827,948

Life Sciences Tools & Services — 0.1%
Azenta, Inc.*(a)	13,236	862,193
Fortrea Holdings, Inc.*	10,228	356,957
Mettler-Toledo International, Inc.*	411	498,527
Thermo Fisher Scientific, Inc.	3,472	1,842,903
WuXi AppTec Co. Ltd. (China) (Class H Stock), 144A	47,700	485,971

		4,046,551

Machinery — 1.0%
Atlas Copco AB (Sweden) (Class A Stock)	324,282	5,587,740
Deere & Co.	39,257	15,697,696
Douglas Dynamics, Inc.	19,973	592,799
Dover Corp.	10,112	1,555,327
Hillman Solutions Corp.*	135,520	1,248,139
Ingersoll Rand, Inc.	21,809	1,686,708
Jiangsu Hengli Hydraulic Co. Ltd. (China) (Class A Stock)	55,200	423,694
Lincoln Electric Holdings, Inc.	6,712	1,459,591
Middleby Corp. (The)*	6,440	947,775
RBC Bearings, Inc.*(a)	7,377	2,101,633
Techtronic Industries Co. Ltd. (Hong Kong)	36,000	428,943

	Shares	Value

COMMON STOCKS (continued)
Machinery (cont’d.)
Timken Co. (The)	10,018	$802,943
Toro Co. (The)	13,737	1,318,615
Volvo AB (Sweden) (Class B Stock)	437,034	11,371,627
Weichai Power Co. Ltd. (China) (Class H Stock)	207,000	345,824

		45,569,054

Media — 0.2%
Charter Communications, Inc. (Class A Stock)*(a)	6,529	2,537,692
Liberty Broadband Corp. (Class C Stock)*	11,940	962,244
Liberty Media Corp.-Liberty SiriusXM*	51,047	1,469,133
Nexstar Media Group, Inc.	5,749	901,156
Trade Desk, Inc. (The) (Class A Stock)*.	19,388	1,395,160

		7,265,385

Metals & Mining — 0.2%
Anglo American PLC (South Africa)	8,745	218,859
Anglogold Ashanti PLC (United Kingdom)	13,117	251,867
BHP Group Ltd. (Australia) (XASX)	223,898	7,649,389
BHP Group Ltd. (Australia) (XJSE)	630	21,687
Freeport-McMoRan, Inc.	15,848	674,649
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	83,227	462,574
Severstal PAO (Russia), GDR*^	17,534	2
Vale SA (Brazil), ADR	21,814	345,970
Zijin Mining Group Co. Ltd. (China) (Class H Stock)	302,000	492,311

		10,117,308

Multi-Utilities — 0.2%
Engie SA (France)	284,612	5,013,810
Northwestern Energy Group, Inc.(a)	18,871	960,345
Public Service Enterprise Group, Inc.(a)	77,863	4,761,323

		10,735,478

Oil, Gas & Consumable Fuels — 1.8%
BP PLC (United Kingdom)	979,101	5,804,181
Cheniere Energy, Inc.	7,901	1,348,780
Chesapeake Energy Corp.(a)	106	8,156
Chevron Corp.	81,117	12,099,412
ConocoPhillips	63,209	7,336,669
Coterra Energy, Inc.	30,071	767,412
DT Midstream, Inc.	19,631	1,075,779
Ecopetrol SA (Colombia), ADR	22,937	273,409
EOG Resources, Inc.	71,687	8,670,543
Exxon Mobil Corp.	102,565	10,254,449
Kinder Morgan, Inc.	105,893	1,867,952
Phillips 66	14,883	1,981,523
PTT Exploration & Production PCL (Thailand)	127,100	553,646
Reliance Industries Ltd. (India)	48,589	1,508,103
Shell PLC (Netherlands)	540,085	17,679,190
SM Energy Co.	20,971	811,997
S-Oil Corp. (South Korea)	7,018	377,904

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Thai Oil PCL (Thailand)	543,685	$852,169
TotalEnergies SE (France)	131,054	8,911,544
Williams Cos., Inc. (The)	53,101	1,849,508

		84,032,326

Personal Care Products — 0.1%
Hindustan Unilever Ltd. (India)	32,962	1,054,696
Kenvue, Inc.	51,367	1,105,932

		2,160,628

Pharmaceuticals — 1.3%
AstraZeneca PLC (United Kingdom)	81,346	10,972,755
Bristol-Myers Squibb Co.	44,492	2,282,884
Eli Lilly & Co.	6,415	3,739,432
Johnson & Johnson	74,916	11,742,334
Merck & Co., Inc.	11,103	1,210,449
Novo Nordisk A/S (Denmark) (Class B Stock)	202,610	20,996,715
Roche Holding AG	20,522	5,965,613
Royalty Pharma PLC (Class A Stock)	27,495	772,334

		57,682,516

Professional Services — 0.5%
Booz Allen Hamilton Holding Corp.	10,751	1,375,161
ExlService Holdings, Inc.*	29,125	898,506
First Advantage Corp.	88,060	1,459,154
Paycor HCM, Inc.*(a)	48,667	1,050,721
RELX PLC (United Kingdom) (XLON)	169,620	6,729,473
RELX PLC (United Kingdom) (BATE)	207,271	8,212,376
Verra Mobility Corp.*	54,907	1,264,508

		20,989,899

Real Estate Management & Development — 0.1%
CBRE Group, Inc. (Class A Stock)*	12,936	1,204,212
China Aoyuan Group Ltd. (China)*	95,000	2,432
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (China) (Class A Stock)	23,324	31,234
Cushman & Wakefield PLC*	109,124	1,178,539
Shanghai SMI Holding Co. Ltd. (China) (Class A Stock)	3,900	2,027
Shenzhen New Nanshan Holding Group Co. Ltd. (China) (Class A Stock)	20,522	8,355
Shimao Group Holdings Ltd. (China)*	31,000	2,581

		2,429,380

Residential REITs — 0.1%
American Homes 4 Rent (Class A Stock)	35,412	1,273,416
Mid-America Apartment Communities, Inc.	14,012	1,884,053

		3,157,469

Retail REITs — 0.1%
Brixmor Property Group, Inc.	54,546	1,269,285
Federal Realty Investment Trust	10,338	1,065,331
Kimco Realty Corp.	87,820	1,871,444

	Shares	Value

COMMON STOCKS (continued)
Retail REITs (cont’d.)
NNN REIT, Inc.	33,298	$1,435,144
Regency Centers Corp.(a)	11,262	754,554

		6,395,758

Semiconductors & Semiconductor Equipment — 3.5%
Advanced Micro Devices, Inc.*	54,295	8,003,626
Allegro MicroSystems, Inc. (Japan)*	26,804	811,357
Analog Devices, Inc.	65,264	12,958,820
ASE Technology Holding Co. Ltd. (Taiwan)	141,000	617,896
ASML Holding NV (Netherlands)	35,192	26,565,997
ASPEED Technology, Inc. (Taiwan)	7,000	709,107
Broadcom, Inc.	3,881	4,332,166
eMemory Technology, Inc. (Taiwan)	5,000	397,572
Entegris, Inc.	10,356	1,240,856
Infineon Technologies AG (Germany)	101,732	4,248,594
Lam Research Corp.	2,877	2,253,439
LONGi Green Energy Technology Co. Ltd. (China) (Class A Stock)	109,200	350,897
MACOM Technology Solutions Holdings, Inc.*	23,661	2,199,290
NVIDIA Corp.	64,483	31,933,271
NXP Semiconductors NV (China)	43,027	9,882,441
Power Integrations, Inc.(a)	21,927	1,800,426
Realtek Semiconductor Corp. (Taiwan)	56,000	858,756
Silergy Corp. (China)	38,000	616,775
SK Hynix, Inc. (South Korea)	16,537	1,804,815
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	459,000	8,799,742
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR(a)	338,338	35,187,152
Texas Instruments, Inc.	11,329	1,931,141
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (China) (Class A Stock)	44,200	273,432

		157,777,568

Software — 2.3%
Adobe, Inc.*	14,275	8,516,465
Cadence Design Systems, Inc.*	4,107	1,118,624
Clearwater Analytics Holdings, Inc. (Class A Stock)*	58,777	1,177,303
Confluent, Inc. (Class A Stock)*(a)	36,833	861,892
Crowdstrike Holdings, Inc. (Class A Stock)*	5,717	1,459,665
Envestnet, Inc.*	20,038	992,282
Guidewire Software, Inc.*(a)	11,204	1,221,684
HubSpot, Inc.*	2,281	1,324,212
Intuit, Inc.	5,376	3,360,161
Kingdee International Software Group Co. Ltd. (China)*	281,000	410,207
Microsoft Corp.	196,503	73,892,988
nCino, Inc.*	28,175	947,525
Oracle Corp.	10,286	1,084,453
Palo Alto Networks, Inc.*	8,860	2,612,637
Qualys, Inc.*	2,605	511,309
Shanghai Baosight Software Co. Ltd. (China) (Class A Stock)	44,100	301,960
Synopsys, Inc.*	2,699	1,389,742

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Software (cont’d.)
Workday, Inc. (Class A Stock)*	5,877	$1,622,405
Workiva, Inc.*	10,143	1,029,819

		103,835,333

Specialized REITs — 0.2%
CubeSmart	31,600	1,464,660
Lamar Advertising Co. (Class A Stock)(a)	11,730	1,246,664
Public Storage	6,464	1,971,520
Rayonier, Inc.(a)	33,289	1,112,185
Weyerhaeuser Co.	65,689	2,284,007

		8,079,036

Specialty Retail — 0.7%
AutoZone, Inc.*	505	1,305,733
Bath & Body Works, Inc.	30,935	1,335,155
Best Buy Co., Inc.	9,993	782,252
Claire’s Private Placement*^	406	140,070
Dick’s Sporting Goods, Inc.(a)	10,224	1,502,417
Home Depot, Inc. (The)	3,387	1,173,765
Industria de Diseno Textil SA (Spain)	115,842	5,054,656
Lojas Renner SA (Brazil)	186,408	668,875
Lowe’s Cos., Inc.	15,776	3,510,949
Murphy USA, Inc.	2,658	947,736
Ross Stores, Inc.	48,556	6,719,665
TJX Cos., Inc. (The)	89,222	8,369,916

		31,511,189

Technology Hardware, Storage & Peripherals — 1.4%
Advantech Co. Ltd. (Taiwan)	36,411	440,624
Apple, Inc.	159,659	30,739,147
Goodman Networks, Inc.*^	3,993	—
Quanta Computer, Inc. (Taiwan)	60,000	436,826
Samsung Electronics Co. Ltd. (South Korea)	514,911	31,253,471
Wiwynn Corp. (Taiwan)	7,000	414,474

		63,284,542

Textiles, Apparel & Luxury Goods — 0.5%
Carter’s, Inc.(a)	7,185	538,085
Columbia Sportswear Co.(a)	9,683	770,186
Eclat Textile Co. Ltd. (Taiwan)	32,000	584,801
Lululemon Athletica, Inc.*	2,564	1,310,947
LVMH Moet Hennessy Louis Vuitton SE (France)	21,891	17,787,250
Ralph Lauren Corp.	5,743	828,141
Shenzhou International Group Holdings Ltd. (China)	65,100	667,852

		22,487,262

Tobacco — 0.0%
ITC Ltd. (India)	125,632	697,352
Philip Morris International, Inc.	15,437	1,452,313

		2,149,665

Trading Companies & Distributors — 0.2%
Air Lease Corp.	14,873	623,773
Applied Industrial Technologies, Inc.	8,417	1,453,532

	Shares	Value

COMMON STOCKS (continued)
Trading Companies & Distributors (cont’d.)
Core & Main, Inc. (Class A Stock)*	26,643	$1,076,644
Ferguson PLC	38,478	7,369,602

		10,523,551

Transportation Infrastructure — 0.0%
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)	46,138	809,269
Grupo Aeroportuario del Sureste SAB de CV (Mexico) (Class B Stock)	28,047	824,167

		1,633,436

Wireless Telecommunication Services — 0.1%
Bharti Airtel Ltd. (India)	31,347	388,611
SK Telecom Co. Ltd. (South Korea)	7,070	274,669
TIM SA (Brazil)	189,928	699,440
T-Mobile US, Inc.	5,198	833,395

		2,196,115

TOTAL COMMON STOCKS
(cost $1,476,859,428)		1,643,620,730

PREFERRED STOCKS — 0.1%
Metals & Mining — 0.0%
Gerdau SA (Brazil) (PRFC)	89,003	430,685

Oil, Gas & Consumable Fuels — 0.1%
Petroleo Brasileiro SA (Brazil) (PRFC)	151,052	1,152,498

Specialty Retail — 0.0%
Claire’s Stores, Inc., CVT*^	353	706,000

Technology Hardware, Storage & Peripherals — 0.0%
Goodman Networks, Inc.*^	4,751	47

TOTAL PREFERRED STOCKS
(cost $1,490,647)		2,289,230

	Units
RIGHTS* — 0.0%
Ground Transportation
Localiza Rent a Car SA (Brazil),expiring 02/06/24	193	795

(cost $0)
WARRANTS* — 0.0%
Broadline Retail
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG,expiring 09/24/27^	693	8,663

(cost $7)

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 0.7%
Automobiles — 0.6%
Ally Auto Receivables Trust,
Series 2022-03, Class A3
5.070%	04/15/27	2,688	2,686,993

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
ARI Fleet Lease Trust,
Series 2023-A, Class A2, 144A
5.410%	02/17/32	1,555	$1,551,836
Capital One Prime Auto Receivables Trust,
Series 2021-01, Class A3
0.770%	09/15/26	1,277	1,235,387
Series 2022-01, Class A3
3.170%	04/15/27	616	602,399
Series 2022-02, Class A2A
3.740%	09/15/25	1,427	1,420,002
CarMax Auto Owner Trust,
Series 2021-04, Class A3
0.560%	09/15/26	636	612,608
Series 2022-01, Class A3
1.470%	12/15/26	1,441	1,395,748
Enterprise Fleet Financing LLC,
Series 2023-01, Class A2, 144A
5.510%	01/22/29	2,448	2,450,695
Ford Credit Auto Owner Trust,
Series 2020-B, Class A4
0.790%	11/15/25	1,547	1,534,246
Series 2021-A, Class A4
0.490%	09/15/26	660	630,315
GM Financial Consumer Automobile Receivables Trust,
Series 2021-01, Class A4
0.540%	05/17/27	330	316,612
Series 2022-01, Class A3
1.260%	11/16/26	2,151	2,087,766
Series 2022-02, Class A3
3.100%	02/16/27	1,402	1,374,775
Hyundai Auto Receivables Trust,
Series 2020-C, Class A4
0.490%	11/16/26	1,173	1,139,133
Series 2022-B, Class A3
3.720%	11/16/26	2,674	2,635,978
Toyota Auto Receivables Owner Trust,
Series 2022-A, Class A3
1.230%	06/15/26	2,334	2,271,233
Series 2022-B, Class A3
2.930%	09/15/26	980	960,458
Volkswagen Auto Loan Enhanced Trust,
Series 2023-02, Class A2A
5.720%	03/22/27	1,729	1,739,526
World Omni Auto Receivables Trust,
Series 2021-A, Class A4
0.480%	09/15/26	223	212,304

			26,858,014

Credit Cards — 0.0%
Discover Card Execution Note Trust,
Series 2022-A01, Class A1
1.960%	02/15/27	1,487	1,437,700

Equipment — 0.1%
Dell Equipment Finance Trust,
Series 2022-01, Class A3, 144A
2.490%	08/23/27	1,887	1,864,051

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Equipment (cont’d.)
Series 2023-03, Class A2, 144A
6.100%	04/23/29	551	$554,373

			2,418,424

Home Equity Loans — 0.0%
GSAA Home Equity Trust,
Series 2007-04, Class A1, 1 Month SOFR + 0.314% (Cap N/A, Floor 0.200%)
5.670%(c)	03/25/37	15	4,027

Other — 0.0%
Verizon Master Trust,
Series 2021-01, Class A
0.500%	05/20/27	1,250	1,225,242

TOTAL ASSET-BACKED SECURITIES (cost $31,787,594)			31,943,407

CORPORATE BONDS — 3.5%
Advertising — 0.0%
Omnicom Group, Inc./Omnicom Capital, Inc.,
Sr. Unsec’d. Notes
3.650%	11/01/24	2,064	2,030,870

Aerospace & Defense — 0.1%
BAE Systems Holdings, Inc. (United Kingdom),
Gtd. Notes, 144A
3.800%	10/07/24	492	485,270
RTX Corp.,
Sr. Unsec’d. Notes
3.150%	12/15/24	1,774	1,736,308
3.200%	03/15/24	276	274,653

			2,496,231

Auto Manufacturers — 0.2%
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN
0.550%	07/12/24	488	475,464
2.150%	09/10/24	250	244,526
Sr. Unsec’d. Notes, MTN, 3 Month SOFR + 0.542%
5.967%(c)	01/12/24	1,968	1,968,036
BMW US Capital LLC (Germany),
Gtd. Notes, 144A, SOFR Index + 0.380%
5.776%(c)	08/12/24	931	930,517
Gtd. Notes, 144A, SOFR Index + 0.530%
5.966%(c)	04/01/24	250	249,849
Daimler Truck Finance North America LLC (Germany),
Gtd. Notes, 144A
3.500%	04/07/25	1,036	1,014,241
Gtd. Notes, 144A, SOFR + 1.000%
6.361%(c)	04/05/24	1,000	1,000,733
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
2.650%	02/10/25	255	247,441
5.800%	06/26/25	1,450	1,458,377
Sr. Unsec’d. Notes, 144A, MTN
0.800%	01/08/24	330	329,773
Mercedes-Benz Finance North America LLC (Germany),
Gtd. Notes, 144A
2.700%	06/14/24	269	265,313

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN, SOFR + 0.620% (Cap N/A, Floor 0.000%)
6.020%(c)	06/13/24(a)	2,658	$2,660,390

			10,844,660

Banks — 0.4%
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
1.843%(ff)	02/04/25(a)	1,300	1,295,042
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, Series 0012, MTN
3.650%	02/04/24	1,581	1,577,538
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.014%(ff)	01/25/26(a)	751	721,608
Citizens Bank NA,
Sr. Unsec’d. Notes
5.284%(ff)	01/26/26	645	626,378
Cooperatieve Rabobank UA (Netherlands),
Sr. Preferred Notes
3.875%	08/22/24	719	711,884
Sr. Unsec’d. Notes, SOFR Index + 0.300% (Cap N/A, Floor 0.000%)
5.667%(c)	01/12/24	3,269	3,268,782
Fifth Third Bancorp,
Sr. Unsec’d. Notes
3.650%	01/25/24(a)	948	946,415
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.000%	03/15/24	374	371,818
3.625%	02/20/24	287	286,139
Sr. Unsec’d. Notes, SOFR + 1.390%
6.813%(c)	03/15/24	1,200	1,201,819
HSBC USA, Inc.,
Sr. Unsec’d. Notes
5.625%	03/17/25	835	839,585
Morgan Stanley,
Sr. Unsec’d. Notes, Series F, MTN
3.875%	04/29/24	1,256	1,248,732
Morgan Stanley Bank NA,
Sr. Unsec’d. Notes
5.479%	07/16/25	600	605,381
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.500%	01/23/24	843	841,815
State Street Corp.,
Sr. Unsec’d. Notes
4.857%(ff)	01/26/26	950	944,535
U.S. Bancorp,
Sr. Unsec’d. Notes
3.375%	02/05/24	2,220	2,214,520

			17,701,991

Beverages — 0.0%
Keurig Dr. Pepper, Inc.,
Gtd. Notes
0.750%	03/15/24	1,363	1,349,308

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages (cont’d.)
PepsiCo, Inc.,
Sr. Unsec’d. Notes, SOFR Index + 0.400%
5.795%(c)	11/12/24	363	$363,576

			1,712,884

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
3.625%	05/22/24	1,342	1,331,421
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.700%	04/01/24	2,706	2,692,203

			4,023,624

Building Materials — 0.1%
Johnson Controls International PLC,
Sr. Unsec’d. Notes
3.625%	07/02/24	1,349	1,336,822
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
4.250%	07/02/24	1,340	1,330,355

			2,667,177

Chemicals — 0.1%
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.750%	04/15/24	1,026	1,023,900
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
3.125%	06/01/24	1,164	1,151,556
Westlake Corp.,
Sr. Unsec’d. Notes
0.875%	08/15/24	1,185	1,149,428

			3,324,884

Commercial Services — 0.0%
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
2.400%	10/01/24	1,135	1,109,919

Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
2.850%	05/11/24	2,951	2,923,311
Dell International LLC/EMC Corp.,
Sr. Unsec’d. Notes
4.000%	07/15/24	1,349	1,335,740
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes
1.450%	04/01/24	587	580,507
5.900%	10/01/24	730	731,532

			5,571,090

Cosmetics/Personal Care — 0.0%
High Ridge Brands Co.,
Sr. Unsec’d. Notes, 144A
8.875%	03/15/25^(d)	22	—

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services — 0.1%
American Express Co.,
Sr. Unsec’d. Notes
2.250%	03/04/25	2,021	$1,955,630
3.375%	05/03/24	603	598,082
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes
3.550%	02/01/24	1,583	1,579,637

			4,133,349

Electric — 0.5%
Ameren Corp.,
Sr. Unsec’d. Notes
2.500%	09/15/24	2,071	2,025,371
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
2.500%	09/01/24	1,379	1,348,992
Cleveland Electric Illuminating Co. (The),
First Mortgage
5.500%	08/15/24	1,334	1,331,370
CMS Energy Corp.,
Sr. Unsec’d. Notes
3.875%	03/01/24	1,321	1,316,690
Commonwealth Edison Co.,
First Mortgage
3.100%	11/01/24	779	763,729
DTE Energy Co.,
Sr. Unsec’d. Notes, Series C
2.529%	10/01/24	1,386	1,354,053
Eversource Energy,
Sr. Unsec’d. Notes, Series L
2.900%	10/01/24	1,364	1,337,184
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
3.250%	12/01/24	2,047	2,004,381
ITC Holdings Corp.,
Sr. Unsec’d. Notes
3.650%	06/15/24	1,344	1,329,894
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes, 144A
4.700%	04/01/24	303	301,765
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
4.255%	09/01/24	2,010	1,992,494
Niagara Mohawk Power Corp.,
Sr. Unsec’d. Notes, 144A
3.508%	10/01/24	346	339,487
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
2.750%	06/01/24	1,354	1,336,732
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
2.875%	06/15/24	896	884,185
Southwestern Public Service Co.,
First Mortgage
3.300%	06/15/24	764	755,536

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Tampa Electric Co.,
Sr. Unsec’d. Notes
3.875%	07/12/24	673	$666,142
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
3.450%	02/15/24	636	633,424
WEC Energy Group, Inc.,
Sr. Unsec’d. Notes
0.800%	03/15/24	1,196	1,183,441

			20,904,870

Environmental Control — 0.0%
Republic Services, Inc.,
Sr. Unsec’d. Notes
2.500%	08/15/24	1,996	1,957,675

Foods — 0.1%
Kroger Co. (The),
Sr. Unsec’d. Notes
4.000%	02/01/24	2,008	2,004,679
McCormick & Co., Inc.,
Sr. Unsec’d. Notes
3.150%	08/15/24	1,364	1,342,361

			3,347,040

Forest Products & Paper — 0.0%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes, 144A
0.625%	05/15/24	2,068	2,030,372

Gas — 0.1%
ONE Gas, Inc.,
Sr. Unsec’d. Notes
1.100%	03/11/24	2,723	2,698,039

Healthcare-Products — 0.1%
Boston Scientific Corp.,
Sr. Unsec’d. Notes
1.900%	06/01/25	1,039	994,995
3.450%	03/01/24	636	633,381
Stryker Corp.,
Sr. Unsec’d. Notes
3.375%	05/15/24	1,790	1,775,017
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
1.215%	10/18/24	2,698	2,613,774

			6,017,167

Healthcare-Services — 0.0%
Elevance Health, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/24	1,361	1,342,169
Humana, Inc.,
Sr. Unsec’d. Notes
3.850%	10/01/24	259	255,614

			1,597,783

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance — 0.3%
CNA Financial Corp.,
Sr. Unsec’d. Notes
3.950%	05/15/24	2,009	$1,993,474
Corebridge Global Funding,
Sr. Sec’d. Notes, 144A
0.650%	06/17/24	638	622,812
5.750%	07/02/26	346	350,343
F&G Global Funding,
Sr. Sec’d. Notes, 144A
0.900%	09/20/24	1,219	1,172,804
Jackson National Life Global Funding,
Sec’d. Notes, 144A, SOFR + 1.150%
6.586%(c)	06/28/24	1,376	1,377,399
Sr. Sec’d. Notes, 144A, MTN
3.250%	01/30/24	450	449,103
MetLife, Inc.,
Sr. Unsec’d. Notes
3.600%	04/10/24	2,664	2,649,226
New York Life Global Funding,
Sec’d. Notes, 144A, SOFR + 0.310%
5.692%(c)	04/26/24	2,688	2,686,611
Pacific Life Global Funding II,
Sec’d. Notes, 144A, SOFR + 0.400%
5.783%(c)	01/27/25	500	497,843
Principal Life Global Funding II,
Sec’d. Notes, 144A
0.500%	01/08/24	936	935,286
0.750%	08/23/24	430	416,033
Sec’d. Notes, 144A, SOFR + 0.450%
5.817%(c)	04/12/24	845	844,380

			13,995,314

Machinery-Construction & Mining — 0.1%
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN, SOFR + 0.245%
5.647%(c)	05/17/24	981	980,534
Sr. Unsec’d. Notes, MTN, SOFR + 0.450%
5.849%(c)	11/14/24	1,836	1,838,603

			2,819,137

Machinery-Diversified — 0.0%
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
4.950%	06/06/25	256	257,048
Otis Worldwide Corp.,
Sr. Unsec’d. Notes
2.056%	04/05/25	1,409	1,355,719

			1,612,767

Media — 0.1%
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24	1,367	1,342,854
Fox Corp.,
Sr. Unsec’d. Notes
4.030%	01/25/24	514	513,323

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Walt Disney Co. (The),
Gtd. Notes
1.750%	08/30/24(a)	895	$873,413

			2,729,590

Mining — 0.0%
Glencore Funding LLC (Australia),
Gtd. Notes, 144A
4.625%	04/29/24	1,987	1,977,969

Miscellaneous Manufacturing — 0.1%
Illinois Tool Works, Inc.,
Sr. Unsec’d. Notes
3.500%	03/01/24	1,655	1,649,160
Parker-Hannifin Corp.,
Sr. Unsec’d. Notes
2.700%	06/14/24	630	621,419
3.650%	06/15/24	637	630,924

			2,901,503

Oil & Gas — 0.0%
Chesapeake Energy Corp.,
Gtd. Notes
5.500%	09/15/26(d)	70	1,260
8.000%	02/09/26(d)	315	5,670
Chevron Corp.,
Sr. Unsec’d. Notes
2.895%	03/03/24	955	950,336
Phillips 66,
Gtd. Notes
0.900%	02/15/24(a)	530	526,793

			1,484,059

Oil & Gas Services — 0.0%
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.750%	05/01/24	1,549	1,537,759

Pharmaceuticals — 0.3%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.850%	06/15/24	2,663	2,641,515
Astrazeneca Finance LLC (United Kingdom),
Gtd. Notes
0.700%	05/28/24	2,750	2,701,598
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.363%	06/06/24	1,349	1,335,480
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
3.079%	06/15/24	1,334	1,317,834
Cencora, Inc.,
Sr. Unsec’d. Notes
3.400%	05/15/24	2,013	1,995,850
Cigna Group (The),
Gtd. Notes
3.500%	06/15/24	1,325	1,311,441
Sr. Unsec’d. Notes
0.613%	03/15/24	708	700,932

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
CVS Health Corp.,
Sr. Unsec’d. Notes
2.625%	08/15/24	1,373	$1,347,112

			13,351,762

Pipelines — 0.1%
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.150%	02/01/24	297	296,531
Spectra Energy Partners LP,
Gtd. Notes
4.750%	03/15/24	2,015	2,010,013
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.300%	03/04/24	740	737,914
4.550%	06/24/24	563	559,998

			3,604,456

Real Estate Investment Trusts (REITs) — 0.1%
Realty Income Corp.,
Sr. Unsec’d. Notes
4.600%	02/06/24	1,251	1,249,014
Simon Property Group LP,
Sr. Unsec’d. Notes
3.750%	02/01/24(a)	745	743,667
WP Carey, Inc.,
Sr. Unsec’d. Notes
4.600%	04/01/24	564	561,342

			2,554,023

Retail — 0.2%
7-Eleven, Inc.,
Sr. Unsec’d. Notes, 144A
0.800%	02/10/24	2,725	2,709,938
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.125%	04/18/24	1,083	1,074,317
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
3.125%	09/15/24	2,057	2,022,613
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.250%	06/10/24	2,021	1,999,653

			7,806,521

Semiconductors — 0.1%
Analog Devices, Inc.,
Sr. Unsec’d. Notes, SOFR Index + 0.250%
5.686%(c)	10/01/24	1,240	1,238,556
Microchip Technology, Inc.,
Sr. Unsec’d. Notes
0.972%	02/15/24	1,350	1,341,926

			2,580,482

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software — 0.1%
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
0.600%	03/01/24	181	$179,295
Fiserv, Inc.,
Sr. Unsec’d. Notes
2.750%	07/01/24	1,304	1,284,111
Oracle Corp.,
Sr. Unsec’d. Notes
3.400%	07/08/24	1,351	1,334,775
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.350%	09/15/24	1,381	1,350,534
Take-Two Interactive Software, Inc.,
Sr. Unsec’d. Notes
3.550%	04/14/25	402	393,661

			4,542,376

Telecommunications — 0.0%
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
0.750%	03/22/24	977	966,195
3.376%	02/15/25	394	386,748

			1,352,943

Trucking & Leasing — 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.700%	11/01/24	1,350	1,313,192

TOTAL CORPORATE BONDS (cost $160,237,176)			160,333,478

FLOATING RATE AND OTHER LOANS — 0.0%
Foods — 0.0%
Moran Foods LLC,
First Lien A R 2023 FLFO PIK T/L, 3 Month SOFR + 12.698%
12.698%(c)	06/30/26^	246	157,095
First Lien A R 2023 FLFO PIK T/L, 3 Month SOFR + 2.000%
12.698%(c)	06/30/26^	371	308,223
Term Loan
—%(p)	06/30/26^	11	10,971

			476,289

Media — 0.0%
Altice Financing SA (Luxembourg), 2022 Dollar Loan, 3 Month SOFR + 5.000%
10.394%(c)	10/29/27	110	108,533

Miscellaneous Manufacturing — 0.0%
FGI Operating Co. LLC,
Exit Term Loan
12.000%	05/16/23^	107	11,633

Retail — 0.0%
Claire’s Stores, Inc.,
Term B Loan, 1 Month SOFR + 6.600%
11.832%(c)	12/18/26	455	414,098

TOTAL FLOATING RATE AND OTHER LOANS (cost $1,142,593)			1,010,553

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.0%
Alternative Loan Trust,
Series 2005-J06, Class 2A1
5.500%	07/25/25	1	$1,101
Banc of America Funding Trust,
Series 2006-01, Class 2A1
5.500%	01/25/36	4	3,026
Series 2006-D, Class 5A2
4.205%(cc)	05/20/36	4	3,312
Series 2014-R07, Class 2A1, 144A, 1 Month SOFR + 0.254% (Cap N/A, Floor 0.140%)
5.610%(c)	09/26/36	3	2,874
Banc of America Mortgage Trust,
Series 2004-D, Class 2A1
4.607%(cc)	05/25/34	1	509
Series 2004-D, Class 2A2
4.607%(cc)	05/25/34	4	4,069
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-05, Class A6, 1 Month SOFR + 0.464% (Cap 7.000%, Floor 0.350%)
5.820%(c)	05/25/37	12	4,907
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-05, Class 1A1
5.000%	07/25/20	2	1,873
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2005-01, Class 2A1
3.705%(cc)	02/25/20	1	1,126
GMACM Mortgage Loan Trust,
Series 2003-J10, Class A1
4.750%	01/25/19	4	3,853
GSR Mortgage Loan Trust,
Series 2006-02F, Class 2A1
5.750%	02/25/36	9	7,954
HarborView Mortgage Loan Trust,
Series 2004-09, Class 2A
7.065%(cc)	12/19/34	4	3,385
JPMorgan Mortgage Trust,
Series 2004-S01, Class 3A1
5.500%	09/25/34	7	7,822
Series 2006-A02, Class 5A1
6.129%(cc)	11/25/33	5	4,724
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2005-07, Class 1A2, 1 Month SOFR + 0.564% (Cap 9.500%, Floor 0.450%)
5.920%(c)	09/25/35	4	3,484

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $61,922)			54,019

U.S. TREASURY OBLIGATIONS — 1.5%
U.S. Treasury Notes
0.875%	01/31/24(k)	52,627	52,431,505
4.125%	01/31/25(k)	14,630	14,539,706
4.625%	11/15/26	2,650	2,692,441

TOTAL U.S. TREASURY OBLIGATIONS (cost $69,664,894)			69,663,652

TOTAL LONG-TERM INVESTMENTS (cost $3,785,270,101)			4,015,948,844

		Shares	Value

SHORT-TERM INVESTMENTS — 13.6%

AFFILIATED MUTUAL FUNDS — 12.1%
PGIM Core Ultra Short Bond Fund(wa)		470,312,158	$470,312,158
PGIM Institutional Money Market Fund (cost $83,990,969; includes $83,628,646 of cash collateral for securities on loan)(b)(wa)		84,018,112	83,984,504

TOTAL AFFILIATED MUTUAL FUNDS (cost $554,303,127)			554,296,662

Interest Rate	Maturity Date	Principal Amount (000)#

CERTIFICATES OF DEPOSIT — 0.1%
Citibank NA
5.800%	03/05/24	345	345,090
Wells Fargo Bank NA
SOFR + 0.600% (Cap N/A, Floor 0.000%)
6.000%(c)	08/02/24	1,830	1,833,111
6.000%(c)	08/02/24	629	630,069

TOTAL CERTIFICATES OF DEPOSIT (cost $2,804,000)			2,808,270

COMMERCIAL PAPER(n) — 0.7%
American Electric Power Co., Inc.
5.788%	01/16/24	1,300	1,296,418
Brighthouse Financial, Inc.
5.936%	05/29/24	2,591	2,531,825
Citigroup Global Markets, Inc.
5.430%	01/08/24	720	718,934
Coca-Cola Co. (The)
5.376%	05/21/24	4,500	4,408,556
CRH America Finance, Inc.
5.758%	02/13/24	2,000	1,985,634
Darden Restaurants, Inc.
5.786%	01/18/24	2,700	2,691,712
Duke Energy Corp.
5.740%	02/22/24	1,300	1,288,812
Entergy Corp.
5.746%	01/04/24	1,000	999,100
General Motors Financial Co., Inc.
5.899%	03/11/24	1,200	1,186,022
Marriott International, Inc.
5.711%	01/16/24	1,300	1,296,353
Microsoft Corp.
5.494%	05/23/24	2,700	2,643,106
National Grid Holdings Ltd.
5.836%	01/24/24	2,000	1,991,954
NextEra Energy Capital Holdings, Inc.
5.776%	01/19/24	2,000	1,993,545
OGE Energy Corp.
5.772%	01/16/24	1,376	1,372,208
Pacific Life Insurance Co.
5.846%	06/10/24	2,523	2,462,226
VW Credit, Inc.
5.956%	04/17/24	2,000	1,965,527

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL PAPER(n) (continued)
Walt Disney Co. (The)
5.744%	05/01/24		2,700	$2,648,819

TOTAL COMMERCIAL PAPER (cost $33,484,556)				33,480,751

CORPORATE BONDS — 0.1%
Auto Manufacturers — 0.0%
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, MTN, SOFR + 0.380% (Cap N/A, Floor 0.000%)
5.771%(c)	02/22/24		1,300,000	1,300,144

Banks — 0.1%
Bank of America NA,
5.370%	04/26/24		2,600,000	2,597,314

TOTAL CORPORATE BONDS (cost $3,900,091)				3,897,458

U.S. GOVERNMENT AGENCY OBLIGATIONS(n) — 0.3%
Federal Home Loan Bank
4.990%	02/06/24		4,350	4,324,723
5.185%	02/01/24		7,800	7,760,568

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $12,096,157)				12,085,291

U.S. TREASURY OBLIGATION(n) — 0.3%
U.S. Treasury Bills
5.148%	05/16/24	(a)	16,200	15,890,007

(cost $15,900,059)

TOTAL SHORT-TERM INVESTMENTS (cost $622,487,990)				622,458,439

TOTAL INVESTMENTS—101.7% (cost $4,407,758,091)				4,638,407,283

Liabilities in excess of other assets(z) — (1.7)%				(78,295,951)

NET ASSETS — 100.0%				$4,560,111,332

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $1,425,545 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $81,668,520; cash collateral of $83,628,646 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1,437	5 Year U.S. Treasury Notes	Mar. 2024	$156,307,433	$2,971,961
1,499	10 Year Australian Treasury Bonds	Mar. 2024	119,173,280	1,469,104
752	10 Year U.K. Gilt	Mar. 2024	98,393,803	5,136,139
3,710	10 Year U.S. Treasury Notes	Mar. 2024	418,824,237	13,585,909
2,582	10 Year U.S. Ultra Treasury Notes	Mar. 2024	304,716,357	8,245,628
790	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	105,539,063	6,693,307
435	FTSE 100 Index	Mar. 2024	43,007,679	986,407
1,110	Mini MSCI EAFE Index	Mar. 2024	125,008,200	5,392,857
1,896	S&P 500 E-Mini Index	Mar. 2024	456,936,000	13,191,189

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Futures contracts outstanding at December 31, 2023 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions (cont’d):
832	S&P E-Mini Communication Services Index	Mar. 2024	$79,976,000	$2,743,919
421	XAE Energy Index	Mar. 2024	37,313,230	1,068,490
220	XAK Technology Index	Mar. 2024	43,172,800	1,629,756

				63,114,666

Short Positions:
352	ASX SPI 200 Index	Mar. 2024	45,485,425	(1,054,538)
2,578	Mini MSCI Emerging Markets Index	Mar. 2024	133,243,930	(6,482,391)
335	Russell 2000 E-Mini Index	Mar. 2024	34,298,975	(2,650,468)
891	XAB Materials Index	Mar. 2024	81,722,520	(4,038,030)
591	XAP Consumer Staples Index	Mar. 2024	43,290,750	(1,249,950)
653	XAU Utilities Index	Mar. 2024	42,118,500	(151,509)
				(15,626,886)

				$47,487,780

Forward foreign currency exchange contracts outstanding at December 31, 2023:

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/22/24	CITI	AUD	57,941	$38,867,910	$39,516,273	$648,363	$—
Expiring 01/29/24	CITI	AUD	7,511	5,042,817	5,124,063	81,246	—
Expiring 01/29/24	RBC	AUD	13,311	8,478,007	9,080,210	602,203	—
British Pound,
Expiring 01/29/24	BARC	GBP	768	962,575	979,180	16,605	—
Expiring 01/29/24	CITI	GBP	7,083	9,051,881	9,029,510	—	(22,371)
Expiring 01/29/24	CITI	GBP	3,119	3,813,455	3,976,857	163,402	—
Expiring 01/29/24	CITI	GBP	480	583,405	612,098	28,693	—
Expiring 01/29/24	RBC	GBP	684	869,130	872,504	3,374	—
Expiring 01/29/24	SSB	GBP	1,229	1,553,766	1,567,346	13,580	—
Expiring 01/29/24	SSB	GBP	922	1,123,709	1,174,820	51,111	—
Expiring 01/29/24	SSB	GBP	416	507,950	530,333	22,383	—
Canadian Dollar,
Expiring 01/29/24	CITI	CAD	16,519	12,029,257	12,472,500	443,243	—
Expiring 01/29/24	CITI	CAD	10,390	7,749,107	7,844,415	95,308	—
Euro,
Expiring 01/29/24	BARC	EUR	18,194	20,055,917	20,111,645	55,728	—
Expiring 01/29/24	BARC	EUR	1,034	1,095,826	1,143,354	47,528	—
Expiring 01/29/24	ML	EUR	901	961,029	996,223	35,194	—
Expiring 01/29/24	SSB	EUR	3,477	3,861,318	3,843,250	—	(18,068)
Expiring 01/29/24	SSB	EUR	1,538	1,684,746	1,700,430	15,684	—
Expiring 01/29/24	SSB	EUR	792	866,453	875,457	9,004	—
Japanese Yen,
Expiring 01/22/24	BARC	JPY	1,303,815	9,127,916	9,281,804	153,888	—
Expiring 01/22/24	CITI	JPY	11,549,343	82,170,859	82,219,281	48,422	—
Expiring 01/29/24	CITI	JPY	2,107,042	14,968,294	15,016,430	48,136	—
Expiring 01/29/24	CITI	JPY	76,716	520,389	546,737	26,348	—
Expiring 01/29/24	SSB	JPY	2,086,051	14,134,896	14,866,828	731,932	—
Expiring 01/29/24	SSB	JPY	173,440	1,227,225	1,236,067	8,842	—
Expiring 01/29/24	SSB	JPY	158,287	1,113,055	1,128,076	15,021	—
Swedish Krona,
Expiring 01/29/24	BARC	SEK	7,012	632,618	696,102	63,484	—

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

		Notional		Value at
Purchase Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d):
Swiss Franc,
Expiring 01/29/24	BARC	CHF	6,238	$7,251,888	$7,441,897	$190,009	$—
Expiring 01/29/24	ML	CHF	654	746,801	780,356	33,555	—
Expiring 01/29/24	SSB	CHF	5,541	6,262,717	6,609,781	347,064	—

				$257,314,916	$261,273,827	3,999,350	(40,439)

		Notional		Value at
Sale Contracts	Counterparty	Amount (000)		Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/22/24	BARC	AUD	57,941	$38,960,135	$39,516,273	$—	$(556,138)
British Pound,
Expiring 01/29/24	CITI	GBP	58	72,991	73,497	—	(506)
Expiring 01/29/24	ML	GBP	4,060	4,933,372	5,175,728	—	(242,356)
Expiring 01/29/24	SSB	GBP	6,664	8,505,191	8,495,610	9,581	—
Expiring 01/29/24	SSB	GBP	1,129	1,431,008	1,439,583	—	(8,575)
Expiring 01/29/24	SSB	GBP	540	662,773	688,010	—	(25,237)
Expiring 01/29/24	SSB	GBP	338	414,370	430,372	—	(16,002)
Canadian Dollar,
Expiring 01/29/24	BARC	CAD	1,675	1,252,992	1,264,480	—	(11,488)
Danish Krone,
Expiring 01/29/24	BARC	DKK	37,530	5,352,730	5,567,005	—	(214,275)
Expiring 01/29/24	SSB	DKK	29,829	4,394,018	4,424,725	—	(30,707)
Euro,
Expiring 01/29/24	BARC	EUR	4,770	5,076,369	5,273,078	—	(196,709)
Expiring 01/29/24	RBC	EUR	23,279	25,559,907	25,732,149	—	(172,242)
Expiring 01/29/24	SSB	EUR	3,651	4,008,914	4,035,206	—	(26,292)
Expiring 01/29/24	SSB	EUR	1,536	1,648,836	1,697,855	—	(49,019)
Expiring 01/29/24	SSB	EUR	1,109	1,178,464	1,226,366	—	(47,902)
Expiring 01/29/24	SSB	EUR	692	758,689	765,189	—	(6,500)
Expiring 01/29/24	SSB	EUR	508	541,672	561,960	—	(20,288)
Hong Kong Dollar,
Expiring 01/29/24	BARC	HKD	10,286	1,318,315	1,318,267	48	—
Expiring 01/29/24	BARC	HKD	9,416	1,205,586	1,206,740	—	(1,154)
Expiring 01/29/24	RBC	HKD	7,994	1,023,779	1,024,515	—	(736)
Japanese Yen,
Expiring 01/29/24	BARC	JPY	872,348	6,204,006	6,217,032	—	(13,026)
Expiring 01/29/24	SSB	JPY	146,124	1,025,013	1,041,391	—	(16,378)
Expiring 01/29/24	SSB	JPY	121,252	817,788	864,135	—	(46,347)
Expiring 01/29/24	SSB	JPY	70,740	474,422	504,150	—	(29,728)
Singapore Dollar,
Expiring 01/29/24	SSB	SGD	4,393	3,224,051	3,333,887	—	(109,836)
Swedish Krona,
Expiring 01/29/24	CITI	SEK	14,131	1,383,126	1,402,831	—	(19,705)
Expiring 01/29/24	CITI	SEK	7,012	687,978	696,102	—	(8,124)
Expiring 01/29/24	RBC	SEK	41,372	4,044,117	4,107,325	—	(63,208)
Swiss Franc,
Expiring 01/22/24	BARC	CHF	35,148	40,628,098	41,898,630	—	(1,270,532)
Expiring 01/29/24	SSB	CHF	2,778	3,219,565	3,314,141	—	(94,576)
Expiring 01/29/24	SSB	CHF	1,987	2,239,430	2,370,196	—	(130,766)

				$172,247,705	$175,666,428	9,629	(3,428,352)

						$4,008,979	$(3,468,791)

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Credit default swap agreements outstanding at December 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on credit indices - Buy Protection(1):
ABX.HE.AAA	05/25/46	0.110	%(Q)	190	$3,440	$—	$3,440	BARC
ABX.HE.AAA	05/25/46	0.110	%(Q)	170	3,078	—	3,078	CSI
ABX.HE.AAA	05/25/46	0.110	%(Q)	150	2,716	—	2,716	BOA
ABX.HE.AAA	05/25/46	0.110	%(Q)	90	1,630	—	1,630	CSI
ABX.HE.AAA	05/25/46	0.110	%(M)	70	1,268	—	1,268	BOA
CMBX.NA.BBB-	02/17/51	5.000	%(M)	350	61	—	61	CITI

					$12,193	$—	$12,193

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$—	$12,193	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
GS	$—	$66,938,415

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Fund
Fixed Income	$2,107,024,317	$—	$—
Common Stocks	1,089,619,194	553,778,623	222,913
Preferred Stocks	—	1,583,183	706,047
Rights	795	—	—
Warrants	—	—	8,663
Asset-Backed Securities
Automobiles	—	26,858,014	—
Credit Cards.	—	1,437,700	—
Equipment	—	2,418,424	—
Home Equity Loans	—	4,027	—
Other	—	1,225,242	—
Corporate Bonds	—	160,333,478	—	**
Floating Rate and Other Loans	—	522,631	487,922
Residential Mortgage-Backed Securities	—	54,019	—
U.S. Treasury Obligations	—	69,663,652	—
Short-Term Investments
Affiliated Mutual Funds	554,296,662	—	—
Certificates of Deposit	—	2,808,270	—
Commercial Paper	—	33,480,751	—
Corporate Bonds	—	3,897,458	—
U.S. Government Agency Obligations	—	12,085,291	—
U.S. Treasury Obligation	—	15,890,007	—

Total	$3,750,940,968	$886,040,770	$1,425,545

Other Financial Instruments*
Assets
Futures Contracts	$63,114,666	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	4,008,979	—
OTC Credit Default Swap Agreements	—	12,193	—

Total	$63,114,666	$4,021,172	$—

Liabilities
Futures Contracts	$(15,626,886)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(3,468,791)	—

Total	$(15,626,886)	$(3,468,791)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

**	Includes Level 3 investments with an aggregate value of $0.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Affiliated Mutual Funds (1.8% represents investments
purchased with collateral from securities on loan)	58.3%
Semiconductors & Semiconductor Equipment	3.5
Banks	3.4
Software	2.4
Insurance	1.9
Oil, Gas & Consumable Fuels	1.9
U.S. Treasury Obligations	1.8

Pharmaceuticals	1.6%
Capital Markets	1.4
Technology Hardware, Storage & Peripherals	1.4
Broadline Retail	1.3
Hotels, Restaurants & Leisure	1.3
Interactive Media & Services	1.2
Health Care Providers & Services	1.1
Chemicals	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Industry Classification (continued):

Machinery	1.0%
Biotechnology	0.9
Financial Services	0.9
Ground Transportation	0.8
Beverages	0.7
Commercial Paper	0.7
Automobiles	0.7
Specialty Retail	0.7
Electric Utilities	0.6
Construction & Engineering	0.6
Consumer Staples Distribution & Retail	0.6
Health Care Equipment & Supplies	0.5
Textiles, Apparel & Luxury Goods	0.5
Professional Services	0.5
Electric	0.5
Aerospace & Defense	0.5
Industrial REITs	0.4
Food Products	0.4
Electrical Equipment	0.3
Building Products	0.3
Electronic Equipment, Instruments & Components	0.3
Independent Power & Renewable Electricity Producers	0.3
U.S. Government Agency Obligations	0.3
Media	0.3
Auto Manufacturers	0.2
Multi-Utilities	0.2
Metals & Mining	0.2
Trading Companies & Distributors	0.2
Commercial Services & Supplies	0.2
Household Durables	0.2
Diversified Telecommunication Services	0.2
Retail	0.2
Specialized REITs	0.2
Consumer Finance	0.2
IT Services	0.1
Retail REITs	0.1
Air Freight & Logistics	0.1
Healthcare-Products	0.1
Containers & Packaging	0.1
Entertainment	0.1
Computers	0.1
Diversified Financial Services	0.1
Life Sciences Tools & Services	0.1
Construction Materials	0.1
Foods	0.1
Pipelines	0.1
Residential REITs	0.1

Household Products	0.1%
Miscellaneous Manufacturing	0.1
Leisure Products	0.1
Machinery-Construction & Mining	0.1
Certificates of Deposit	0.1
Gas	0.1
Building Materials	0.1
Semiconductors	0.1
Real Estate Investment Trusts (REITs)	0.1
Real Estate Management & Development	0.1
Equipment	0.1
Hotel & Resort REITs	0.1
Communications Equipment	0.1
Wireless Telecommunication Services	0.1
Personal Care Products	0.1
Tobacco	0.0	*
Automobile Components	0.0	*
Advertising	0.0	*
Forest Products & Paper	0.0	*
Mining	0.0	*
Environmental Control	0.0	*
Transportation Infrastructure	0.0	*
Energy Equipment & Services	0.0	*
Machinery-Diversified	0.0	*
Diversified Consumer Services	0.0	*
Healthcare-Services	0.0	*
Oil & Gas Services	0.0	*
Oil & Gas	0.0	*
Credit Cards	0.0	*
Telecommunications	0.0	*
Trucking & Leasing	0.0	*
Other	0.0	*
Industrial Conglomerates	0.0	*
Commercial Services	0.0	*
Health Care Technology	0.0	*
Distributors	0.0	*
Health Care REITs	0.0	*
Residential Mortgage-Backed Securities	0.0	*
Home Equity Loans	0.0	*
Cosmetics/Personal Care	0.0	*

	101.7
Liabilities in excess of other assets	(1.7)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on OTC swap agreements	$12,193		—	$—
Equity contracts	Due from/to broker-variation margin futures	25,012,618	*	Due from/to broker-variation margin futures	15,626,886	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	4,008,979		Unrealized depreciation on OTC forward foreign currency exchange contracts	3,468,791
Interest rate contracts	Due from/to broker-variation margin futures	38,102,048	*	—	—

		$67,135,838			$19,095,677

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$18
Equity contracts.	46,042,427	—	—
Foreign exchange contracts	(375,322)	(13,711,811)	—
Interest rate contracts.	(50,278,578)	—	—

Total	$(4,611,473)	$(13,711,811)	$18

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts.	$—	$—	$10,313
Equity contracts	11,548,797	—	—
Foreign exchange contracts	—	356,017	—
Interest rate contracts	20,822,843	—	—

Total	$32,371,640	$356,017	$10,313

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$1,666,456,035
Futures Contracts - Short Positions (1)	548,782,636
Forward Foreign Currency Exchange Contracts - Purchased (2)	182,504,692
Forward Foreign Currency Exchange Contracts - Sold (2)	122,117,547
Cross Currency Exchange Contracts (3)	3,374,799
Credit Default Swap Agreements - Buy Protection (1)	1,020,000

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.
(3)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$81,668,520	$(81,668,520)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$530,730	$(2,263,322)	$(1,732,592)	$—	$(1,732,592)
BOA	3,984	—	3,984	—	3,984
CITI	1,583,222	(50,706)	1,532,516	—	1,532,516
CSI	4,708	—	4,708	—	4,708
ML	68,749	(242,356)	(173,607)	—	(173,607)
RBC	605,577	(236,186)	369,391	—	369,391
SSB	1,224,202	(676,221)	547,981	—	547,981

	$4,021,172	$(3,468,791)	$552,381	$—	$552,381

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $81,668,520:
Affiliated investments (cost $2,598,328,967)	$2,661,320,979
Unaffiliated investments (cost $1,809,429,124)	1,977,086,304
Foreign currency, at value (cost $111,268)	110,550
Cash	5,320
Unrealized appreciation on OTC forward foreign currency exchange contracts	4,008,979
Dividends and interest receivable	3,310,657
Tax reclaim receivable	2,904,025
Due from broker-variation margin futures	2,141,483
Receivable for Portfolio shares sold	902,086
Unrealized appreciation on OTC swap agreements	12,193
Receivable for investments sold	794
Prepaid expenses and other assets	1,176,880

Total Assets	4,652,980,250

LIABILITIES
Payable to broker for collateral for securities on loan	83,628,646
Unrealized depreciation on OTC forward foreign currency exchange contracts	3,468,791
Payable to affiliate	1,500,248
Management fee payable	1,239,016
Payable for investments purchased	1,049,152
Accrued expenses and other liabilities	818,072
Payable for Portfolio shares purchased	738,747
Foreign capital gains tax liability accrued	235,887
Distribution fee payable	187,021
Trustees’ fees payable	2,631
Affiliated transfer agent fee payable	707

Total Liabilities	92,868,918

NET ASSETS	$4,560,111,332

Net assets were comprised of:
Partners’ Equity	$4,560,111,332

Net asset value and redemption price per share, $4,560,111,332 / 196,201,145 outstanding shares of beneficial interest	$23.24

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $2,049,577 foreign withholding tax, of which $141,575 is reimbursable by an affiliate)	$29,121,066
Affiliated dividend income	28,047,425
Interest income	17,710,357
Income from securities lending, net (including affiliated income of $143,665)	169,248

Total income	75,048,096

EXPENSES
Management fee	32,266,929
Distribution fee	10,702,670
Custodian and accounting fees	520,886
Professional fees	96,770
Audit fee	79,500
Trustees’ fees	71,510
Shareholders’ reports	17,900
Transfer agent’s fees and expenses (including affiliated expense of $4,326)	8,845
Miscellaneous	89,488

Total expenses	43,854,498
Less: Fee waiver and/or expense reimbursement	(4,896,780)

Net expenses	38,957,718

NET INVESTMENT INCOME (LOSS)	36,090,378

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(5,479,757)) (net of foreign capital gains taxes $(299,322))	34,302,869
In-kind transactions(1)	9,164,247
Futures transactions	(4,611,473)
Forward and cross currency contract transactions	(13,711,811)
Swap agreements transactions	18
Foreign currency transactions	162,967

25,306,817

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $62,988,129) (net of change in foreign capital gains taxes $(187,979))	248,595,101
Futures	32,371,640
Forward and cross currency contracts	356,017
Swap agreements	10,313
Foreign currencies	(35,749)

281,297,322

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	306,604,139

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$342,694,517

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$36,090,378	$41,984,914
Net realized gain (loss) on investment and foreign currency transactions	25,306,817	(520,656,794)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	281,297,322	(265,592,254)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	342,694,517	(744,264,134)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [61,657,427 and 40,424,453 shares, respectively]	1,355,309,979	858,422,462
Portfolio shares issued in merger [77,513,290 and 0 shares, respectively]	1,689,014,584	—
Portfolio shares purchased [76,287,505 and 103,682,448 shares, respectively]	(1,635,118,356)	(2,217,832,762)
NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	1,409,206,207	(1,359,410,300)

TOTAL INCREASE (DECREASE)	1,751,900,724	(2,103,674,434)

NET ASSETS:
Beginning of year	2,808,210,608	4,911,885,042

End of year	$4,560,111,332	$2,808,210,608

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST J.P. MORGAN TACTICAL PRESERVATION PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020		2019
Per Share Operating Performance(a) :
Net Asset Value, beginning of year	$21.06	$24.99	$23.16	$20.80		$18.14

Income (Loss) From Investment Operations:
Net investment income (loss)	0.18	0.26	0.15	0.23		0.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions.	2.00	(4.19)	1.68	2.13		2.30

Total from investment operations.	2.18	(3.93)	1.83	2.36		2.66

Capital Contributions	—	—	—	—		—	(b)(c)(d)

Net Asset Value, end of year	$23.24	$21.06	$24.99	$23.16		$20.80

Total Return(e)	10.35%	(15.73)%	7.95%	11.35%		14.61	%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,560	$2,808	$4,912	$2,286		$2,288
Average net assets (in millions)	$4,281	$3,620	$4,656	$2,061		$2,245
Ratios to average net assets(g) :
Expenses after waivers and/or expense reimbursement	0.91%	0.91%	0.92%	1.12	%(h)	1.12	%(h)
Expenses before waivers and/or expense reimbursement	1.02%	1.03%	1.03%	1.13	%(h)	1.13	%(h)
Net investment income (loss)	0.84%	1.16%	0.60%	1.12%		1.84%
Portfolio turnover rate(i)	73%	192%	192%	150%		89%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The expense ratio includes interest and dividend expenses on securities sold short and broker fees and expenses on short sales of 0.01% and 0.02% for the years ended December 31, 2020 and 2019, respectively.

(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 84.8%
AFFILIATED MUTUAL FUND — 14.1%
Fixed Income
AST T. Rowe Price Fixed Income Central Portfolio*	184,585,451	$1,995,368,731

(cost $1,857,919,603)(wa)
COMMON STOCKS — 53.7%
Aerospace & Defense — 0.9%
Boeing Co. (The)*	126,231	32,903,372
BWX Technologies, Inc.	18,135	1,391,499
General Dynamics Corp.	20,240	5,255,721
Howmet Aerospace, Inc.	120,667	6,530,498
Huntington Ingalls Industries, Inc.	13,329	3,460,742
Kratos Defense & Security Solutions, Inc.*(a)	81,837	1,660,473
L3Harris Technologies, Inc.	44,968	9,471,160
Lockheed Martin Corp.	10,504	4,760,833
Melrose Industries PLC (United Kingdom)	1,677,344	12,124,488
Moog, Inc. (Class A Stock)	11,109	1,608,361
Northrop Grumman Corp.	14,474	6,775,858
RTX Corp.(a)	115,566	9,723,723
Safran SA (France)	74,110	13,066,365
Spirit AeroSystems Holdings, Inc. (Class A Stock)*(a)	109,471	3,478,988
TransDigm Group, Inc.	10,643	10,766,459
Triumph Group, Inc.*	180,554	2,993,585

		125,972,125

Air Freight & Logistics — 0.1%
FedEx Corp.	35,250	8,917,192
GXO Logistics, Inc.*(a)	29,624	1,811,804

		10,728,996

Automobile Components — 0.4%
Aptiv PLC*	76,847	6,894,713
Atmus Filtration Technologies, Inc.*(a)	28,927	679,495
Autoliv, Inc. (Sweden)	18,182	2,003,475
Autoliv, Inc. (Sweden), SDR	100,756	11,081,205
Denso Corp. (Japan)	762,900	11,452,918
Dowlais Group PLC (United Kingdom)	2,241,204	3,045,999
Gentherm, Inc.*	25,758	1,348,689
LCI Industries	7,823	983,429
Magna International, Inc. (Canada)(a)	189,364	11,187,625
Mobileye Global, Inc. (Israel) (Class A Stock)*(a)	17,873	774,258
Stanley Electric Co. Ltd. (Japan)	213,900	4,012,922
Stoneridge, Inc.*	72,101	1,411,017
Visteon Corp.*	10,881	1,359,037

		56,234,782

Automobiles — 0.9%
General Motors Co.(a)	138,541	4,976,393
Honda Motor Co. Ltd. (Japan)	395,600	4,080,700
Rivian Automotive, Inc. (Class A Stock)*(a)	282,982	6,638,758
Suzuki Motor Corp. (Japan)	188,000	8,011,912
Tesla, Inc.*(a)	305,899	76,009,784
Toyota Motor Corp. (Japan)	1,137,500	20,843,231

		120,560,778

	Shares	Value
COMMON STOCKS (continued)
Banks — 2.5%
ANZ Group Holdings Ltd. (Australia)	425,712	$7,521,491
Bancorp, Inc. (The)*	48,637	1,875,443
Bank of America Corp.	591,906	19,929,475
BankUnited, Inc.	59,313	1,923,521
BNP Paribas SA (France)	170,127	11,814,590
Capitol Federal Financial, Inc.(a)	212,298	1,369,322
Citigroup, Inc.	347,093	17,854,464
DBS Group Holdings Ltd. (Singapore)	330,462	8,356,998
Dime Community Bancshares, Inc.	52,376	1,410,486
DNB Bank ASA (Norway)	967,523	20,570,747
East West Bancorp, Inc.	98,123	7,059,950
Erste Group Bank AG (Austria)	84,939	3,440,448
Fifth Third Bancorp	278,429	9,603,016
First BanCorp. (Puerto Rico)	151,176	2,486,845
HDFC Bank Ltd. (India)	515,861	10,562,781
Home BancShares, Inc.(a)	80,252	2,032,783
Huntington Bancshares, Inc.	451,102	5,738,018
ING Groep NV (Netherlands)	1,473,414	22,093,175
Intesa Sanpaolo SpA (Italy)	2,291,917	6,707,054
JPMorgan Chase & Co.	341,734	58,128,953
Lloyds Banking Group PLC (United Kingdom)	15,228,202	9,236,470
Mitsubishi UFJ Financial Group, Inc. (Japan)	1,385,600	11,891,408
National Bank Holdings Corp. (Class A Stock)	53,335	1,983,529
National Bank of Canada (Canada)	220,607	16,815,446
OFG Bancorp (Puerto Rico)	67,215	2,519,218
Pacific Premier Bancorp, Inc.	71,531	2,082,267
Pinnacle Financial Partners, Inc.	10,490	914,938
Popular, Inc. (Puerto Rico)	50,100	4,111,707
Seacoast Banking Corp. of Florida	83,279	2,370,120
Standard Chartered PLC (United Kingdom)	664,033	5,635,079
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	243,162	4,657,010
Svenska Handelsbanken AB (Sweden) (Class A Stock)	1,180,726	12,831,469
Truist Financial Corp.	83,506	3,083,042
United Overseas Bank Ltd. (Singapore).	588,200	12,695,243
Webster Financial Corp.	67,607	3,431,731
Wells Fargo & Co.	581,590	28,625,860
Westamerica BanCorp.	42,068	2,373,056
Western Alliance Bancorp.	90,739	5,969,719
WSFS Financial Corp.	45,794	2,103,318

		353,810,190

Beverages — 0.8%
Boston Beer Co., Inc. (The) (Class A Stock)*	2,720	940,005
Coca-Cola Co. (The)	502,067	29,586,808
Constellation Brands, Inc. (Class A Stock)	32,282	7,804,173
Diageo PLC (United Kingdom)	374,597	13,596,065
Heineken NV (Netherlands)	143,226	14,551,686
Keurig Dr. Pepper, Inc.	354,527	11,812,840
Kirin Holdings Co. Ltd. (Japan)	321,100	4,700,946
Monster Beverage Corp.*	114,392	6,590,123

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Beverages (cont’d.)
PepsiCo, Inc.	132,864	$22,565,622

		112,148,268

Biotechnology — 1.0%
AbbVie, Inc.	191,858	29,732,234
ACADIA Pharmaceuticals, Inc.*	63,993	2,003,621
Agios Pharmaceuticals, Inc.*(a)	30,809	686,116
Akero Therapeutics, Inc.*(a)	16,043	374,604
Alkermes PLC*	28,278	784,432
Allakos, Inc.*	145,272	396,593
Alnylam Pharmaceuticals, Inc.*(a)	16,671	3,190,996
Amgen, Inc.	72,901	20,996,946
Biogen, Inc.*	27,865	7,210,626
Biohaven Ltd.*(a)	21,800	933,040
BioMarin Pharmaceutical, Inc.*	37,456	3,611,508
Blueprint Medicines Corp.*	23,431	2,161,275
Cerevel Therapeutics Holdings, Inc.*(a)	9,538	404,411
Crinetics Pharmaceuticals, Inc.*	12,199	434,040
Denali Therapeutics, Inc.*(a)	17,325	371,795
Exact Sciences Corp.*(a)	18,933	1,400,663
Exelixis, Inc.*	19,586	469,868
Genmab A/S (Denmark)*	20,515	6,541,270
Gilead Sciences, Inc	65,704	5,322,681
IGM Biosciences, Inc.*(a)	70,074	582,315
Insmed, Inc.*	87,197	2,702,235
Intellia Therapeutics, Inc.*	21,376	651,754
Ionis Pharmaceuticals, Inc.*(a)	41,334	2,091,087
Karuna Therapeutics, Inc.*	13,492	4,270,353
Kymera Therapeutics, Inc.*	32,396	824,802
Moderna, Inc.*	11,158	1,109,663
Morphic Holding, Inc.*	11,361	328,106
Neurocrine Biosciences, Inc.*	15,457	2,036,614
Prothena Corp. PLC (Ireland)*	21,953	797,772
RAPT Therapeutics, Inc.*(a)	20,144	500,578
Regeneron Pharmaceuticals, Inc.*	9,580	8,414,018
Relay Therapeutics, Inc.*	71,981	792,511
Replimune Group, Inc.*	59,181	498,896
REVOLUTION Medicines, Inc.*	36,348	1,042,461
Rocket Pharmaceuticals, Inc.*	22,990	689,010
Scholar Rock Holding Corp.*	138,560	2,604,928
SpringWorks Therapeutics, Inc.*	11,647	425,116
Ultragenyx Pharmaceutical, Inc.*	28,251	1,350,963
Vaxcyte, Inc.*(a)	12,530	786,884
Vertex Pharmaceuticals, Inc.*	45,711	18,599,349
Xencor, Inc.*	42,735	907,264

		139,033,398

Broadline Retail — 1.3%
Alibaba Group Holding Ltd. (China), ADR	34,714	2,690,682
Amazon.com, Inc.*	1,073,482	163,104,855
Kohl’s Corp.(a)	83,273	2,388,270
Next PLC (United Kingdom)	109,211	11,289,670
Ollie’s Bargain Outlet Holdings, Inc.*	10,468	794,417

		180,267,894

Building Products — 0.2%
Armstrong World Industries, Inc.	39,838	3,916,872

	Shares	Value
COMMON STOCKS (continued)
Building Products (cont’d.)
AZEK Co., Inc. (The)*	27,380	$1,047,285
Carlisle Cos., Inc.	5,930	1,852,710
Carrier Global Corp.(a)	162,342	9,326,548
Gibraltar Industries, Inc.*	36,980	2,920,680
Insteel Industries, Inc.	64,344	2,463,732
Johnson Controls International PLC	63,972	3,687,346
Trane Technologies PLC	12,483	3,044,604
Trex Co., Inc.*	22,167	1,835,206

		30,094,983

Capital Markets — 1.4%
Ares Management Corp. (Class A Stock)(a)	68,224	8,113,198
Bank of New York Mellon Corp. (The)(a)	125,690	6,542,164
BlackRock, Inc.	7,120	5,780,016
Blue Owl Capital, Inc.	106,784	1,591,082
Bridgepoint Group PLC (United Kingdom), 144A	1,438,543	5,094,149
Brookfield Corp. (Canada)	256,237	10,278,100
Cboe Global Markets, Inc.	25,760	4,599,706
Charles Schwab Corp. (The)	339,990	23,391,312
CME Group, Inc.	23,915	5,036,499
Coinbase Global, Inc. (Class A Stock)*(a)	18,052	3,139,604
Goldman Sachs Group, Inc. (The)(a)	42,140	16,256,348
Intercontinental Exchange, Inc.	99,116	12,729,468
Julius Baer Group Ltd. (Switzerland)	162,991	9,143,481
KKR & Co., Inc.(a)	104,599	8,666,027
Lazard Ltd. (Class A Stock)	52,936	1,842,173
LPL Financial Holdings, Inc.	33,962	7,730,430
Macquarie Group Ltd. (Australia)	69,202	8,662,831
MarketAxess Holdings, Inc.(a)	5,100	1,493,535
Moody’s Corp.(a)	11,027	4,306,705
Morgan Stanley	142,210	13,261,082
Morningstar, Inc.	8,079	2,312,533
MSCI, Inc.	4,489	2,539,203
Open Lending Corp.*	117,647	1,001,176
S&P Global, Inc.(a)	43,726	19,262,178
Tradeweb Markets, Inc. (Class A Stock)	62,209	5,653,554
Virtus Investment Partners, Inc.	15,329	3,705,939
XP, Inc. (Brazil) (Class A Stock)	171,209	4,463,419

		196,595,912

Chemicals — 1.1%
Air Liquide SA (France)	91,196	17,755,444
Akzo Nobel NV (Netherlands)	123,690	10,242,374
Asahi Kasei Corp. (Japan)	814,900	6,014,238
BASF SE (Germany)	153,557	8,268,595
CF Industries Holdings, Inc.	97,205	7,727,797
Covestro AG (Germany), 144A*	159,491	9,293,840
Element Solutions, Inc.	71,566	1,656,037
HB Fuller Co.	10,480	853,177
Huntsman Corp.	33,841	850,424
International Flavors & Fragrances, Inc.(a)	7,655	619,825
Johnson Matthey PLC (United Kingdom)	296,466	6,411,953
LG Chem Ltd. (South Korea)	2,109	811,171

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Chemicals (cont’d.)
Linde PLC(a)	98,423	$40,423,310
Minerals Technologies, Inc.	17,709	1,262,829
Nutrien Ltd. (Canada)	56,300	3,171,379
Quaker Chemical Corp.(a)	6,447	1,375,919
RPM International, Inc.(a)	79,218	8,843,105
Scotts Miracle-Gro Co. (The)(a)	33,260	2,120,325
Sherwin-Williams Co. (The)	40,025	12,483,797
Shin-Etsu Chemical Co. Ltd. (Japan)	51,400	2,149,711
Tosoh Corp. (Japan)	80,400	1,024,941
Umicore SA (Belgium)	242,376	6,667,030
Westlake Corp.(a)	8,933	1,250,263

		151,277,484

Commercial Services & Supplies — 0.4%
Cintas Corp.	9,410	5,671,031
Copart, Inc.*	158,765	7,779,485
Element Fleet Management Corp. (Canada)	900,916	14,658,880
HNI Corp.	64,267	2,688,289
MSA Safety, Inc.	13,680	2,309,594
OPENLANE, Inc.*(a)	90,845	1,345,414
Republic Services, Inc.	23,255	3,834,982
Stericycle, Inc.*(a)	40,573	2,010,798
Veralto Corp.	8,592	706,778
Waste Connections, Inc.(a)	62,277	9,296,088

		50,301,339

Communications Equipment — 0.2%
Arista Networks, Inc.*	29,167	6,869,120
Ciena Corp.*	19,974	899,030
Cisco Systems, Inc.	268,781	13,578,816
Harmonic, Inc.*(a)	96,351	1,256,417
Lumentum Holdings, Inc.*(a)	23,012	1,206,289
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	1,809,788	11,389,326

		35,198,998

Construction & Engineering — 0.2%
API Group Corp.*	64,521	2,232,427
Comfort Systems USA, Inc.	6,560	1,349,195
EMCOR Group, Inc.	2,555	550,424
Quanta Services, Inc.(a)	3,500	755,300
Valmont Industries, Inc.(a)	9,458	2,208,537
WillScot Mobile Mini Holdings Corp.*	115,832	5,154,524
Worley Ltd. (Australia)	872,998	10,405,907

		22,656,314

Construction Materials — 0.1%
Summit Materials, Inc. (Class A Stock)*	57,700	2,219,142
Vulcan Materials Co.	32,587	7,397,575

		9,616,717

Consumer Finance — 0.2%
Ally Financial, Inc.	35,717	1,247,238
American Express Co.	97,177	18,205,139
Discover Financial Services	52,755	5,929,662
OneMain Holdings, Inc.(a)	73,936	3,637,651
PRA Group, Inc.*	32,343	847,387

	Shares	Value
COMMON STOCKS (continued)
Consumer Finance (cont’d.)
SLM Corp.(a)	65,426	$1,250,945
Synchrony Financial	24,800	947,112

		32,065,134

Consumer Staples Distribution & Retail — 0.7%
BJ’s Wholesale Club Holdings, Inc.*	36,502	2,433,223
Casey’s General Stores, Inc.	10,161	2,791,633
Costco Wholesale Corp.	51,082	33,718,207
Dollar General Corp.	39,164	5,324,346
Dollar Tree, Inc.*(a)	8,281	1,176,316
Seven & i Holdings Co. Ltd. (Japan)	326,300	12,905,021
Sprouts Farmers Market, Inc.*(a)	40,295	1,938,592
Sysco Corp.(a)	63,700	4,658,381
Target Corp.	60,273	8,584,081
Walmart, Inc.	179,926	28,365,334
Welcia Holdings Co. Ltd. (Japan)	134,300	2,346,562

		104,241,696

Containers & Packaging — 0.2%
Amcor PLC, CDI	294,625	2,854,582
Avery Dennison Corp.	21,636	4,373,934
Ball Corp.(a)	118,931	6,840,911
Graphic Packaging Holding Co.(a)	103,363	2,547,898
Myers Industries, Inc.	124,815	2,440,133
Packaging Corp. of America	21,404	3,486,926
Westrock Co.	81,887	3,399,948

		25,944,332

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc.*(a)	42,284	3,984,844
Duolingo, Inc.*	10,139	2,300,032
Service Corp. International(a)	19,440	1,330,668
Strategic Education, Inc.	21,775	2,011,357

		9,626,901

Diversified REITs — 0.0%
Tokyu REIT, Inc. (Japan)	431	520,515
WP Carey, Inc.	33,022	2,140,156

		2,660,671

Diversified Telecommunication Services — 0.3%
AT&T, Inc.	115,500	1,938,090
Cellnex Telecom SA (Spain), 144A	19,038	749,583
GCI Liberty, Inc. (Class A Stock)*^	51,000	5
KT Corp. (South Korea)*	263,064	7,014,231
Liberty Global Ltd. (Belgium) (Class C Stock)*(a)	99,450	1,853,748
Nippon Telegraph & Telephone Corp. (Japan)	20,122,400	24,571,148
Verizon Communications, Inc.	187,008	7,050,201

		43,177,006

Electric Utilities — 0.5%
Evergy, Inc.	15,608	814,738
FirstEnergy Corp.(a)	267,629	9,811,279
IDACORP, Inc.(a)	16,028	1,575,873
MGE Energy, Inc.	15,486	1,119,793

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities (cont’d.)
NextEra Energy, Inc.	403,240	$24,492,797
OGE Energy Corp.(a)	30,722	1,073,119
PG&E Corp.	1,054,113	19,005,657
PPL Corp.	170,707	4,626,160
Southern Co. (The)(a)	190,983	13,391,728

		75,911,144

Electrical Equipment — 0.6%
ABB Ltd. (Switzerland)	448,269	19,902,320
Atkore, Inc.*(a)	11,698	1,871,680
Emerson Electric Co.	8,304	808,228
Hubbell, Inc.	2,911	957,515
Legrand SA (France)	131,324	13,675,595
Mitsubishi Electric Corp. (Japan)	1,029,900	14,566,993
Plug Power, Inc.*(a)	129,635	583,358
Prysmian SpA (Italy)	298,601	13,611,745
Rockwell Automation, Inc.	11,002	3,415,901
Schneider Electric SE	3,940	793,146
Sensata Technologies Holding PLC	52,368	1,967,466
Shoals Technologies Group, Inc. (Class A Stock)*	57,226	889,292
Sociedad Quimica y Minera de Chile SA (Chile), ADR(a)	22,221	1,338,149
Sunrun, Inc.*(a)	70,371	1,381,383
Thermon Group Holdings, Inc.*	65,290	2,126,495

		77,889,266

Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp. (Class A Stock)(a)	155,930	15,457,341
Belden, Inc.	34,002	2,626,655
Cognex Corp.	44,127	1,841,861
Coherent Corp.*	50,347	2,191,605
Hamamatsu Photonics KK (Japan)	165,900	6,806,503
Largan Precision Co. Ltd. (Taiwan)	40,000	3,736,105
Littelfuse, Inc.	10,264	2,746,236
Murata Manufacturing Co. Ltd. (Japan)	486,600	10,282,824
Novanta, Inc.*(a)	12,478	2,101,420
Omron Corp. (Japan)	95,300	4,434,590
TE Connectivity Ltd.	65,246	9,167,063
Teledyne Technologies, Inc.*	17,694	7,896,655
Zebra Technologies Corp. (Class A Stock)*(a)	8,807	2,407,217

		71,696,075

Energy Equipment & Services — 0.3%
Baker Hughes Co.	49,221	1,682,374
ChampionX Corp.(a)	28,552	834,004
Expro Group Holdings NV*	125,940	2,004,965
Halliburton Co.	245,662	8,880,681
Noble Corp. PLC(a)	56,297	2,711,263
Schlumberger NV	297,864	15,500,843
Seadrill Ltd. (Norway)*	18,175	859,314
TechnipFMC PLC (United Kingdom)(a)	291,125	5,863,257
Tenaris SA, ADR	30,066	1,045,094
Tidewater, Inc.*	43,005	3,101,091
Weatherford International PLC*	10,328	1,010,388

		43,493,274

	Shares	Value
COMMON STOCKS (continued)
Entertainment — 0.4%
AMC Entertainment Holdings, Inc. (Class A Stock)*	4,370	$26,744
Endeavor Group Holdings, Inc. (Class A Stock)	84,654	2,008,839
Liberty Media Corp.-Liberty Formula One (Class C Stock)*(a)	39,941	2,521,475
Madison Square Garden Sports Corp.*	3,846	699,318
Netflix, Inc.*	64,222	31,268,407
ROBLOX Corp. (Class A Stock)*	42,609	1,948,084
Sphere Entertainment Co.*(a)	30,155	1,024,064
Walt Disney Co. (The)	150,150	13,557,044
Warner Music Group Corp. (Class A Stock)	33,249	1,189,982

		54,243,957

Financial Services — 1.8%
Adyen NV (Netherlands), 144A*	2,801	3,615,926
Affirm Holdings, Inc.*	34,589	1,699,703
Apollo Global Management, Inc.(a)	106,984	9,969,839
Berkshire Hathaway, Inc. (Class B Stock)*	157,225	56,075,868
Block, Inc.*	48,009	3,713,496
Challenger Ltd. (Australia)	658,758	2,916,258
Corebridge Financial, Inc.	567,284	12,287,371
Equitable Holdings, Inc.	304,373	10,135,621
Euronet Worldwide, Inc.*	16,646	1,689,403
Fiserv, Inc.*	152,927	20,314,823
FleetCor Technologies, Inc.*	40,383	11,412,640
Global Payments, Inc.	132,265	16,797,655
Mastercard, Inc. (Class A Stock)	101,597	43,332,136
Mitsubishi HC Capital, Inc. (Japan)	777,700	5,210,437
Payoneer Global, Inc.*	253,418	1,320,308
PennyMac Financial Services, Inc.(a)	12,143	1,073,077
Toast, Inc. (Class A Stock)*	29,346	535,858
Visa, Inc. (Class A Stock)(a)	212,216	55,250,436
Voya Financial, Inc.(a)	15,781	1,151,382
WEX, Inc.*(a)	6,831	1,328,971

		259,831,208

Food Products — 0.7%
Barry Callebaut AG (Switzerland)	4,053	6,842,190
Darling Ingredients, Inc.*	49,036	2,443,954
Flowers Foods, Inc.	77,063	1,734,688
Freshpet, Inc.*(a)	9,647	836,974
Kraft Heinz Co. (The)	123,360	4,561,853
Mondelez International, Inc. (Class A Stock)	218,700	15,840,441
Mriya Recovery Certificates (Ukraine)^	1,359,527	15,009
Nestle SA	409,991	47,526,109
Post Holdings, Inc.*	26,805	2,360,448
TreeHouse Foods, Inc.*	12,790	530,145
Tyson Foods, Inc. (Class A Stock)	33,210	1,785,037
Wilmar International Ltd. (China)	3,551,600	9,594,210

		94,071,058

Gas Utilities — 0.0%
Beijing Enterprises Holdings Ltd. (China)	807,500	2,808,163

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Gas Utilities (cont’d.)
Chesapeake Utilities Corp.	5,736	$605,894
National Fuel Gas Co.(a)	12,611	632,694
ONE Gas, Inc.(a)	14,834	945,222
Southwest Gas Holdings, Inc.(a)	17,654	1,118,381

		6,110,354

Ground Transportation — 0.6%
Canadian National Railway Co. (Canada)(a)	63,375	7,961,801
Canadian Pacific Kansas City Ltd. (Canada)(a)	38,743	3,063,022
Central Japan Railway Co. (Japan)	226,500	5,748,634
CSX Corp.	330,876	11,471,471
J.B. Hunt Transport Services, Inc.	16,645	3,324,672
Landstar System, Inc.	3,863	748,070
Norfolk Southern Corp.	40,437	9,558,498
Old Dominion Freight Line, Inc.(a)	33,882	13,733,391
Ryder System, Inc.(a)	16,512	1,899,871
Saia, Inc.*	28,052	12,292,948
Uber Technologies, Inc.*	275,376	16,954,900

		86,757,278

Health Care Equipment & Supplies — 1.3%
Abbott Laboratories	118,892	13,086,442
Alcon, Inc. (Switzerland)	95,031	7,434,848
Atrion Corp.	1,866	706,822
Avanos Medical, Inc.*	28,414	637,326
Baxter International, Inc.	134,166	5,186,858
Becton, Dickinson & Co.	40,951	9,985,082
Boston Scientific Corp.*	126,366	7,305,219
Dexcom, Inc.*(a)	64,036	7,946,227
Edwards Lifesciences Corp.*	100,145	7,636,056
Elekta AB (Sweden) (Class B Stock)	757,259	6,201,942
Envista Holdings Corp.*	23,967	576,646
EssilorLuxottica SA (France)	53,112	10,664,824
Hologic, Inc.*	87,203	6,230,654
ICU Medical, Inc.*	6,709	669,156
Inspire Medical Systems, Inc.*	4,316	878,004
Intuitive Surgical, Inc.*	61,146	20,628,215
iRhythm Technologies, Inc.*(a)	11,953	1,279,449
Koninklijke Philips NV (Netherlands)*	453,004	10,601,303
Lantheus Holdings, Inc.*	16,199	1,004,338
Medtronic PLC(a)	116,713	9,614,817
Novocure Ltd.*	40,521	604,979
Penumbra, Inc.*(a)	20,399	5,131,164
PROCEPT BioRobotics Corp.*(a)	45,643	1,912,898
Siemens Healthineers AG (Germany), 144A.	254,530	14,777,663
Stryker Corp.	53,827	16,119,033
Teleflex, Inc.(a)	16,485	4,110,370
Zimmer Biomet Holdings, Inc.	82,245	10,009,217

		180,939,552

Health Care Providers & Services — 1.1%
agilon health, Inc.*(a)	114,761	1,440,251
Amedisys, Inc.*	10,040	954,402
Cardinal Health, Inc.	12,300	1,239,840
Cencora, Inc.	23,756	4,879,007

	Shares	Value

COMMON STOCKS (continued)
Health Care Providers & Services (cont’d.)
Centene Corp.*	18,300	$1,358,043
Cigna Group (The)	59,085	17,693,003
CVS Health Corp.	50,108	3,956,528
Elevance Health, Inc.(a)	39,735	18,737,437
Fresenius SE & Co. KGaA (Germany)	288,689	8,948,073
Guardant Health, Inc.*	36,327	982,645
HCA Healthcare, Inc.(a)	13,742	3,719,685
Humana, Inc.	13,489	6,175,399
McKesson Corp.	29,160	13,500,497
Molina Healthcare, Inc.*(a)	11,342	4,097,978
Pennant Group, Inc. (The)*	82,331	1,146,048
Select Medical Holdings Corp.	127,980	3,007,530
Tenet Healthcare Corp.*	106,967	8,083,496
U.S. Physical Therapy, Inc.(a)	13,778	1,283,283
UnitedHealth Group, Inc.	108,573	57,160,427

		158,363,572

Health Care REITs — 0.2%
Healthcare Realty Trust, Inc.(a)	263,707	4,543,672
Ventas, Inc.	105,918	5,278,953
Welltower, Inc.	186,956	16,857,822

		26,680,447

Health Care Technology — 0.0%
Veeva Systems, Inc. (Class A Stock)*	24,498	4,716,355

Hotel & Resort REITs — 0.1%
Apple Hospitality REIT, Inc.(a)	274,582	4,560,807
Hoshino Resorts REIT, Inc. (Japan)	162	649,636
Host Hotels & Resorts, Inc.(a)	80,646	1,570,178
Invincible Investment Corp. (Japan)	3,348	1,447,065
Pebblebrook Hotel Trust(a)	148,601	2,374,644

		10,602,330

Hotels, Restaurants & Leisure — 1.1%
Airbnb, Inc. (Class A Stock)*	17,805	2,423,973
Amadeus IT Group SA (Spain)	127,005	9,121,697
Aramark	27,932	784,889
Booking Holdings, Inc.*(a)	4,681	16,604,537
Cava Group, Inc.*	18,857	810,474
Chipotle Mexican Grill, Inc.*(a)	6,471	14,798,918
Choice Hotels International, Inc.(a)	10,528	1,192,822
Compass Group PLC (United Kingdom)	652,348	17,850,416
DoorDash, Inc. (Class A Stock)*	40,667	4,021,560
DraftKings, Inc. (Class A Stock)*	87,341	3,078,770
H World Group Ltd. (China)	92,600	309,621
Hilton Worldwide Holdings, Inc.	72,620	13,223,376
InterContinental Hotels Group PLC (United Kingdom)	8,828	796,073
Kyoritsu Maintenance Co. Ltd. (Japan)	11,000	466,507
Las Vegas Sands Corp.	153,558	7,556,589
Marriott International, Inc. (Class A Stock)	23,506	5,300,838
Marriott Vacations Worldwide Corp.	12,582	1,068,086
McDonald’s Corp.	95,569	28,337,164
Norwegian Cruise Line Holdings Ltd.*(a)	130,844	2,622,114
Papa John’s International, Inc.(a)	7,968	607,401

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (cont’d.)
Planet Fitness, Inc. (Class A Stock)*	18,922	$1,381,306
Red Robin Gourmet Burgers, Inc.*(a)	107,248	1,337,382
Royal Caribbean Cruises Ltd.*(a)	73,370	9,500,681
Starbucks Corp.	86,333	8,288,831
Vail Resorts, Inc.(a)	3,729	796,030
Wendy’s Co. (The)(a)	48,569	946,124
Wingstop, Inc.(a)	9,792	2,512,431
Wynn Resorts Ltd.	49,139	4,477,054

		160,215,664

Household Durables — 0.4%
Cavco Industries, Inc.*	3,499	1,212,823
Meritage Homes Corp.	22,426	3,906,609
NVR, Inc.*	1,599	11,193,720
Panasonic Holdings Corp. (Japan)	903,100	8,893,349
Persimmon PLC (United Kingdom)	440,534	7,786,956
Sony Group Corp. (Japan)	166,600	15,765,844
Tempur Sealy International, Inc.(a)	53,220	2,712,623

		51,471,924

Household Products — 0.4%
Clorox Co. (The)	3,000	427,770
Colgate-Palmolive Co.	177,741	14,167,735
Procter & Gamble Co. (The)	274,492	40,224,058

		54,819,563

Independent Power & Renewable Electricity Producers — 0.1%
Electric Power Development Co. Ltd. (Japan)	409,200	6,635,585
Vistra Corp.	48,721	1,876,733

		8,512,318

Industrial Conglomerates — 0.8%
3M Co.	37,086	4,054,241
DCC PLC (United Kingdom)	117,400	8,638,411
General Electric Co.	255,183	32,569,006
Honeywell International, Inc.	100,411	21,057,191
Siemens AG (Germany)	242,503	45,495,822

		111,814,671

Industrial REITs — 0.5%
EastGroup Properties, Inc.	25,528	4,685,409
Goodman Group (Australia)	149,677	2,576,968
Granite Real Estate Investment Trust (Canada)	12,395	713,551
Industrial & Infrastructure Fund Investment Corp. (Japan)	709	701,076
Mapletree Industrial Trust (Singapore)	503,000	955,642
Mitsui Fudosan Logistics Park, Inc. (Japan)	462	1,497,554
Prologis, Inc.	270,185	36,015,661
Rexford Industrial Realty, Inc.	318,129	17,847,037
Segro PLC (United Kingdom)	152,430	1,718,992
Terreno Realty Corp.(a)	126,430	7,923,368
Warehouses De Pauw CVA (Belgium)	43,004	1,353,687

		75,988,945

	Shares	Value

COMMON STOCKS (continued)
Insurance — 1.9%
AIA Group Ltd. (Hong Kong)	1,516,400	$13,197,051
American International Group, Inc.	298,735	20,239,296
AXA SA (France)	783,884	25,598,873
Axis Capital Holdings Ltd.	54,070	2,993,856
Chubb Ltd.(a)	105,365	23,812,490
Definity Financial Corp. (Canada)(a)	146,978	4,164,035
Fidelity National Financial, Inc.(a)	29,826	1,521,723
First American Financial Corp.	23,452	1,511,247
Hanover Insurance Group, Inc. (The)	22,065	2,679,132
Hartford Financial Services Group, Inc. (The)(a)	211,441	16,995,628
Kemper Corp.	47,651	2,319,174
Mandatum OYJ (Finland)*	321,706	1,442,183
Markel Group, Inc.*	739	1,049,306
Marsh & McLennan Cos., Inc.	65,061	12,327,108
MetLife, Inc.	214,253	14,168,551
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	62,358	25,866,958
Palomar Holdings, Inc.*	8,107	449,938
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	513,000	2,322,505
RenaissanceRe Holdings Ltd. (Bermuda)(a)	60,872	11,930,912
Sampo OYJ (Finland) (Class A Stock)	321,706	14,094,685
Selective Insurance Group, Inc.(a)	22,119	2,200,398
Storebrand ASA (Norway)	1,057,887	9,379,685
Sun Life Financial, Inc. (Canada)	246,276	12,772,414
Tokio Marine Holdings, Inc. (Japan)	594,400	14,801,151
Travelers Cos., Inc. (The)	37,352	7,115,182
Zurich Insurance Group AG (Switzerland)	32,620	17,054,622

		262,008,103

Interactive Media & Services — 2.1%
Alphabet, Inc. (Class A Stock)*	526,587	73,558,938
Alphabet, Inc. (Class C Stock)*	763,930	107,660,655
IAC, Inc.*	20,293	1,062,947
LY Corp. (Japan)	1,515,500	5,359,239
Meta Platforms, Inc. (Class A Stock)*	265,160	93,856,034
NAVER Corp. (South Korea)*	33,073	5,722,303
Pinterest, Inc. (Class A Stock)*	110,238	4,083,215
Snap, Inc. (Class A Stock)*	71,135	1,204,315
Tencent Holdings Ltd. (China)	81,800	3,088,349

		295,595,995

IT Services — 0.5%
Accenture PLC (Class A Stock)	115,503	40,531,158
Cloudflare, Inc. (Class A Stock)*	15,303	1,274,128
GoDaddy, Inc. (Class A Stock)*	27,658	2,936,173
MongoDB, Inc.*	11,722	4,792,540
NTT Data Group Corp. (Japan)	1,108,800	15,673,603
Okta, Inc.*	6,955	629,636
Snowflake, Inc. (Class A Stock)*(a)	35,438	7,052,162
Twilio, Inc. (Class A Stock)*(a)	21,993	1,668,609

		74,558,009

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Leisure Products — 0.0%
Mattel, Inc.*(a)	134,109	$2,531,978
Peloton Interactive, Inc. (Class A Stock)*(a)	118,149	719,527

		3,251,505

Life Sciences Tools & Services — 0.5%
Adaptive Biotechnologies Corp.*	166,416	815,439
Agilent Technologies, Inc.(a)	26,832	3,730,453
Avantor, Inc.*(a)	201,844	4,608,099
Bio-Techne Corp.(a)	51,414	3,967,104
Bruker Corp.	12,311	904,612
Danaher Corp.	65,201	15,083,599
Evotec SE (Germany)*	163,667	3,838,473
ICON PLC*	13,185	3,732,278
IQVIA Holdings, Inc.*	5,124	1,185,591
Repligen Corp.*(a)	26,374	4,742,045
Thermo Fisher Scientific, Inc.	57,931	30,749,196

		73,356,889

Machinery — 0.8%
Alamo Group, Inc.	11,226	2,359,593
Caterpillar, Inc.(a)	13,395	3,960,500
Chart Industries, Inc.*(a)	5,144	701,281
Cummins, Inc.	63,495	15,211,497
Deere & Co.	20,981	8,389,672
Enerpac Tool Group Corp.	41,052	1,276,307
Esab Corp.	63,564	5,505,914
Helios Technologies, Inc.	20,430	926,500
Hillenbrand, Inc.	33,084	1,583,069
IDEX Corp.	23,324	5,063,874
Ingersoll Rand, Inc.	125,802	9,729,527
KION Group AG (Germany)	139,069	5,935,384
Middleby Corp. (The)*	18,103	2,664,218
Mueller Water Products, Inc. (Class A Stock)	226,404	3,260,218
Otis Worldwide Corp.(a)	37,749	3,377,403
PACCAR, Inc.(a)	34,707	3,389,139
RBC Bearings, Inc.*(a)	10,663	3,037,782
Sandvik AB (Sweden)	549,441	11,936,800
SMC Corp. (Japan)	8,100	4,332,982
Stanley Black & Decker, Inc.(a)	145,936	14,316,322
THK Co. Ltd. (Japan)	203,300	3,972,682
Timken Co. (The)(a)	13,780	1,104,467
Toro Co. (The)	35,006	3,360,226

		115,395,357

Media — 0.4%
Charter Communications, Inc. (Class A Stock)*(a)	9,231	3,587,905
Comcast Corp. (Class A Stock)(a)	457,901	20,078,959
CyberAgent, Inc. (Japan)	783,200	4,905,730
Liberty Broadband Corp. (Class C Stock)*	7,107	572,753
Nexstar Media Group, Inc.(a)	17,813	2,792,188
Scholastic Corp.	48,253	1,819,138
Trade Desk, Inc. (The) (Class A Stock)*(a)	58,666	4,221,605

	Shares	Value

COMMON STOCKS (continued)
Media (cont’d.)
WPP PLC (United Kingdom)	1,198,290	$11,445,934

		49,424,212

Metals & Mining — 1.8%
Adriatic Metals PLC (Bosnia and Herzegowina), CDI*	391,421	1,066,294
Agnico Eagle Mines Ltd. (Canada) (XLON)	41,119	2,254,477
Agnico Eagle Mines Ltd. (Canada) (NYSE)(a)	74,065	4,062,465
Alamos Gold, Inc. (Canada) (Class A Stock) (NYSE)	71,166	958,606
Alamos Gold, Inc. (Canada) (Class A Stock) (XTSE)	140,536	1,890,005
Alcoa Corp.	15,406	523,804
Alpha Metallurgical Resources, Inc.(a)	7,403	2,509,025
Alrosa PJSC (Russia)^	1,356,440	2
Aluminium Bahrain BSC (Bahrain)	167,869	498,936
Aluminum Corp. of China Ltd. (China) (Class H Stock)	458,000	228,971
Anglo American Platinum Ltd. (South Africa)	38,163	2,003,070
Anglo American PLC (South Africa)	183,062	4,581,438
Antofagasta PLC (Chile)	522,761	11,177,662
ArcelorMittal SA (Luxembourg)	83,780	2,377,678
ARE Holdings, Inc. (Japan)	10,600	146,517
B2Gold Corp. (Canada)	194,246	613,817
Barrick Gold Corp. (Canada)(a)	83,713	1,514,368
Bellevue Gold Ltd. (Australia)*	822,489	936,865
BHP Group Ltd. (Australia) (XASX)	838,594	28,650,241
BHP Group Ltd. (Australia) (XLON)	358,735	12,263,811
BlueScope Steel Ltd. (Australia)	28,544	455,062
Boliden AB (Sweden)	81,234	2,542,585
Capricorn Metals Ltd. (Australia)*	364,699	1,169,079
Carpenter Technology Corp.	23,763	1,682,420
Centamin PLC (Egypt)	496,224	630,167
Central Asia Metals PLC (United Kingdom)	171,581	394,766
Champion Iron Ltd. (Australia)	123,657	708,623
China Hongqiao Group Ltd. (China)	278,500	228,041
Cleveland-Cliffs, Inc.*	40,625	829,562
Commercial Metals Co.	12,469	623,949
Emerald Resources NL (Australia)*	1,337,532	2,742,206
Endeavour Mining PLC (Burkina Faso)	114,776	2,578,681
ERO Copper Corp. (Brazil)*	138,199	2,185,026
Filo Corp. (Canada)*	37,877	603,436
First Quantum Minerals Ltd. (Zambia)	73,698	603,467
Foran Mining Corp. (Canada)*^	100,623	284,931
Franco-Nevada Corp. (Canada) (XTSE)	59,846	6,628,880
Franco-Nevada Corp. (Canada) (NYSE)	21,780	2,413,442
Freeport-McMoRan, Inc.	454,218	19,336,060
G Mining Ventures Corp. (Canada)*	425,951	453,259
Glencore PLC (Australia)	1,218,257	7,322,998
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	304,190	1,690,681
Hindalco Industries Ltd. (India)	51,016	376,295
Hoa Phat Group JSC (Vietnam)*	3,085,700	3,551,407

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Metals & Mining (cont’d.)
IGO Ltd. (Australia)	961,259	$5,924,361
Impala Platinum Holdings Ltd. (South Africa)	290,711	1,443,664
Industrias Penoles SAB de CV (Mexico)*	57,952	845,374
Ivanhoe Electric, Inc./US*	137,458	1,385,577
Ivanhoe Mines Ltd. (Canada) (Class A Stock)*	454,347	4,406,142
K92 Mining, Inc. (Canada)*	223,244	1,096,803
Karora Resources, Inc. (Canada)*	457,607	1,681,858
Kinross Gold Corp. (Canada)	73,085	442,164
Korea Zinc Co. Ltd. (South Korea)	1,789	688,643
Lundin Gold, Inc. (Canada)	69,131	862,931
MMC Norilsk Nickel PJSC (Russia)^	5,243	—
Newmont Corp.	79,074	3,272,873
Newmont Corp., CDI	52,698	2,181,237
NGEx Minerals Ltd. (Canada)*(a)	66,850	361,229
Nippon Steel Corp. (Japan)	144,900	3,310,064
Norsk Hydro ASA (Norway)	457,548	3,075,458
Northam Platinum Holdings Ltd. (South Africa)	215,093	1,629,798
Northern Star Resources Ltd. (Australia)	497,093	4,612,082
Nucor Corp.	45,504	7,919,516
Osisko Gold Royalties Ltd. (Canada)	64,041	913,939
Osisko Mining, Inc. (Canada)*	541,640	1,091,415
Pilbara Minerals Ltd. (Australia)(a)	3,098,260	8,316,107
Polyus PJSC (Russia)*^	4,693	—
Red 5 Ltd. (Australia)*	2,247,138	473,799
Reliance Steel & Aluminum Co.	32,118	8,982,762
Rio Tinto Ltd. (Australia)	35,312	3,269,814
Rio Tinto PLC (Australia)	67,248	5,001,981
Royal Gold, Inc.(a)	4,759	575,649
Sibanye Stillwater Ltd. (South Africa)	786,715	1,054,771
Skeena Resources Ltd. (Canada)*	133,936	651,966
Snowline Gold Corp. (Canada)*	59,401	221,905
Snowline Gold Corp. PIPE (Canada) Lockup Shares*^	35,589	126,303
South32 Ltd. (Australia)	2,413,493	5,458,455
Southern Copper Corp. (Mexico)	24,916	2,144,520
SSAB AB (Sweden) (Class A Stock)	109,646	835,130
Steel Dynamics, Inc.	108,880	12,858,728
Teck Resources Ltd. (Canada) (Class B Stock)(a)	84,850	3,586,609
Vale SA (Brazil), ADR	399,234	6,331,851
voestalpine AG (Austria)	24,513	771,814
Warrior Met Coal, Inc.	46,064	2,808,522
Wesdome Gold Mines Ltd. (Canada)*	391,133	2,275,865
Wheaton Precious Metals Corp. (Brazil)	116,277	5,736,408
Zijin Mining Group Co. Ltd. (China) (Class H Stock)	482,000	785,742

		257,706,904

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Franklin BSP Realty Trust, Inc.(a)	150,610	2,034,741
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(a)	42,397	1,169,309

	Shares	Value

COMMON STOCKS (continued)
Mortgage Real Estate Investment Trusts (REITs) (cont’d.)
PennyMac Mortgage Investment Trust(a)	147,046	$2,198,338

		5,402,388

Multi-Utilities — 0.5%
Ameren Corp.(a)	100,557	7,274,293
CenterPoint Energy, Inc.(a)	99,873	2,853,372
CMS Energy Corp.	138,399	8,036,830
Dominion Energy, Inc.(a)	384,214	18,058,058
Engie SA (France)	1,213,202	21,372,130
National Grid PLC (United Kingdom)	993,016	13,377,241
NiSource, Inc.	56,369	1,496,597
Northwestern Energy Group, Inc.(a)	31,495	1,602,780

		74,071,301

Office REITs — 0.1%
Alexandria Real Estate Equities, Inc.	15,949	2,021,855
Derwent London PLC (United Kingdom)	51,503	1,549,000
Douglas Emmett, Inc.(a)	236,381	3,427,525
Gecina SA (France)	14,203	1,729,061
Great Portland Estates PLC (United Kingdom)	764,951	4,086,114
Kilroy Realty Corp.	58,853	2,344,704
SL Green Realty Corp.(a)	14,237	643,085

		15,801,344

Oil, Gas & Consumable Fuels — 2.4%
BP PLC (United Kingdom), ADR	101,646	3,598,268
Cameco Corp. (Canada)	46,170	1,989,927
Canadian Natural Resources Ltd. (Canada)	53,285	3,490,941
Cheniere Energy, Inc.(a)	23,309	3,979,079
Chesapeake Energy Corp.(a)	65,608	5,047,880
Chevron Corp.(a)	207,760	30,989,482
ConocoPhillips	277,196	32,174,140
Diamondback Energy, Inc.	53,927	8,362,999
Enbridge, Inc. (Canada)	92,875	3,345,358
EOG Resources, Inc.	127,360	15,404,192
EQT Corp.	121,905	4,712,847
Equinor ASA (Norway)(a)	789,474	25,019,987
Equitrans Midstream Corp.	204,429	2,081,087
Exxon Mobil Corp.(a)	578,872	57,875,623
Galp Energia SGPS SA (Portugal)	88,396	1,300,630
Hess Corp.	65,825	9,489,332
Kosmos Energy Ltd. (Ghana)*(a)	655,426	4,397,908
Magnolia Oil & Gas Corp. (Class A Stock)(a)	125,815	2,678,601
Marathon Petroleum Corp.	101,676	15,084,651
NAC Kazatomprom JSC (Kazakhstan), GDR	30,543	1,249,178
OMV AG (Austria)	28,651	1,256,997
Phillips 66	32,898	4,380,040
Pioneer Natural Resources Co.	42,976	9,664,443
Range Resources Corp.	121,453	3,697,029
Shell PLC (Netherlands)	153,307	5,018,365
Shell PLC (Netherlands), ADR	229,279	15,086,558
SM Energy Co.(a)	53,490	2,071,133

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
Southwestern Energy Co.*(a)	605,321	$3,964,853
Suncor Energy, Inc. (Canada) (NYSE)	74,296	2,380,444
Suncor Energy, Inc. (Canada) (XTSE)	83,188	2,665,055
Targa Resources Corp.	17,137	1,488,691
Texas Pacific Land Corp.	177	278,324
TotalEnergies SE (France)	490,025	33,321,221
Valero Energy Corp.	46,736	6,075,680
Williams Cos., Inc. (The)	271,287	9,448,926

		333,069,869

Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	24,998	1,770,608
Stora Enso OYJ (Finland) (Class R Stock)	651,529	9,027,302
West Fraser Timber Co. Ltd. (Canada) (XTSE)	15,621	1,336,400
West Fraser Timber Co. Ltd. (Canada) (NYSE)(a)	68,579	5,868,991

		18,003,301

Passenger Airlines — 0.1%
Allegiant Travel Co.(a)	20,069	1,657,900
Southwest Airlines Co.(a)	132,392	3,823,481
United Airlines Holdings, Inc.*	39,421	1,626,510

		7,107,891

Personal Care Products — 0.4%
elf Beauty, Inc.*	49,643	7,165,471
Kenvue, Inc.	336,731	7,249,818
L’Oreal SA (France)	34,038	16,967,969
Unilever PLC (United Kingdom)	607,813	29,424,849

		60,808,107

Pharmaceuticals — 2.5%
Arvinas, Inc.*	43,724	1,799,680
Astellas Pharma, Inc. (Japan)	1,213,100	14,427,727
AstraZeneca PLC (United Kingdom), ADR	440,647	29,677,575
Bayer AG (Germany)	219,955	8,161,193
Bristol-Myers Squibb Co.	128,113	6,573,478
Catalent, Inc.*	73,062	3,282,676
Elanco Animal Health, Inc.*	209,153	3,116,380
Eli Lilly & Co.	124,727	72,705,863
EyePoint Pharmaceuticals, Inc.*(a)	19,221	444,197
GSK PLC, ADR(a)	224,728	8,328,420
Johnson & Johnson	225,716	35,378,726
Merck & Co., Inc.	284,711	31,039,193
Novartis AG (Switzerland)	249,220	25,173,834
Novo Nordisk A/S (Denmark), ADR	43,610	4,511,455
Novo Nordisk A/S (Denmark) (Class B Stock)	222,112	23,017,730
Otsuka Holdings Co. Ltd. (Japan)	109,800	4,106,191
Pacira BioSciences, Inc.*	27,471	926,872
Pfizer, Inc.	247,802	7,134,220
Pliant Therapeutics, Inc.*(a)	79,577	1,441,139
Roche Holding AG	87,551	25,450,512
Royalty Pharma PLC (Class A Stock)	40,460	1,136,521
Sanofi SA	249,409	24,784,461

	Shares	Value

COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Ventyx Biosciences, Inc.*	132,449	$327,149
Viatris, Inc.	679,091	7,354,556
Zoetis, Inc.(a)	94,644	18,679,886

		358,979,634

Professional Services — 0.4%
Booz Allen Hamilton Holding Corp.(a)	32,691	4,181,506
Broadridge Financial Solutions, Inc.	31,690	6,520,217
Equifax, Inc.(a)	16,647	4,116,637
FTI Consulting, Inc.*	9,713	1,934,344
Huron Consulting Group, Inc.*	13,906	1,429,537
Paylocity Holding Corp.*(a)	15,474	2,550,889
Recruit Holdings Co. Ltd. (Japan)	271,800	11,364,266
SS&C Technologies Holdings, Inc.	64,706	3,954,184
TechnoPro Holdings, Inc. (Japan)	311,600	8,179,919
Teleperformance SE (France)	37,770	5,529,802
TransUnion	43,604	2,996,031
Verra Mobility Corp.*(a)	97,413	2,243,421

		55,000,753

Real Estate Management & Development — 0.3%
CBRE Group, Inc. (Class A Stock)*(a)	39,894	3,713,732
CoStar Group, Inc.*	44,331	3,874,086
Howard Hughes Holdings, Inc.*	8,889	760,454
Katitas Co. Ltd. (Japan)	67,200	1,041,315
Kerry Properties Ltd. (Hong Kong)	280,000	512,248
LEG Immobilien SE (Germany)*	24,320	2,128,232
Mitsui Fudosan Co. Ltd. (Japan)	731,400	17,882,513
Opendoor Technologies, Inc.*(a)	214,696	961,838
St. Joe Co. (The)	22,876	1,376,678
StorageVault Canada, Inc. (Canada)	198,117	781,972
Sun Hung Kai Properties Ltd. (Hong Kong)	179,666	1,944,233
Tokyo Tatemono Co. Ltd. (Japan)	63,300	945,217
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	357,000	1,206,831

		37,129,349

Residential REITs — 0.5%
American Homes 4 Rent (Class A Stock)	278,367	10,010,077
AvalonBay Communities, Inc.	65,779	12,315,144
Boardwalk Real Estate Investment Trust (Canada)	19,268	1,037,379
Camden Property Trust	34,651	3,440,498
Canadian Apartment Properties REIT (Canada)	23,976	883,007
Comforia Residential REIT, Inc. (Japan)	237	532,334
Equity LifeStyle Properties, Inc.(a)	150,305	10,602,515
Equity Residential	104,646	6,400,149
Essex Property Trust, Inc.	51,995	12,891,640
Sun Communities, Inc.	48,424	6,471,868
UNITE Group PLC (The) (United Kingdom)	75,407	1,001,669

		65,586,280

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Retail REITs — 0.3%
Acadia Realty Trust	403,182	$6,850,062
CapitaLand Integrated Commercial Trust (Singapore)	1,222,300	1,905,313
Federal Realty Investment Trust	4,254	438,375
Kimco Realty Corp.	110,142	2,347,126
Nexus Select Trust (India)	418,772	684,367
Regency Centers Corp.(a)	112,964	7,568,588
Scentre Group (Australia)	6,130,252	12,483,705
Simon Property Group, Inc.	96,504	13,765,330

		46,042,866

Semiconductors & Semiconductor Equipment — 3.7%
Advanced Micro Devices, Inc.*	86,788	12,793,419
Analog Devices, Inc.(a)	12,192	2,420,844
Applied Materials, Inc	48,026	7,783,574
ASML Holding NV (Netherlands) (XAMS)	43,197	32,608,870
ASML Holding NV (Netherlands) (XNGS)	18,613	14,088,552
Broadcom, Inc.	79,264	88,478,440
Entegris, Inc.	146,982	17,611,383
First Solar, Inc.*	7,764	1,337,582
Intel Corp.	268,780	13,506,195
KLA Corp.	31,584	18,359,779
Lam Research Corp.(a)	26,504	20,759,523
Lattice Semiconductor Corp.*(a)	57,481	3,965,614
MACOM Technology Solutions Holdings, Inc.*(a)	29,085	2,703,451
Marvell Technology, Inc.	174,020	10,495,146
MKS Instruments, Inc.	26,699	2,746,526
Monolithic Power Systems, Inc.(a)	8,881	5,601,957
NVIDIA Corp.	315,452	156,218,139
NXP Semiconductors NV (China)(a)	85,110	19,548,065
ON Semiconductor Corp.*(a)	50,389	4,208,993
QUALCOMM, Inc.(a)	200,920	29,059,060
Renesas Electronics Corp. (Japan)*	416,300	7,443,846
Semtech Corp.*	89,927	1,970,301
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1,705,749	32,701,855
Texas Instruments, Inc.	25,402	4,330,025
Tokyo Electron Ltd. (Japan)	75,700	13,454,908

		524,196,047

Software — 4.5%
Adobe, Inc.*	58,762	35,057,409
Appfolio, Inc. (Class A Stock)*	5,871	1,017,092
Atlassian Corp. (Class A Stock)*	24,442	5,813,774
Autodesk, Inc.*	11,092	2,700,680
BILL Holdings, Inc.*	23,155	1,889,216
Cadence Design Systems, Inc.*(a)	40,999	11,166,898
CommVault Systems, Inc.*	16,492	1,316,886
Confluent, Inc. (Class A Stock)*(a)	113,674	2,659,972
Crowdstrike Holdings, Inc. (Class A Stock)*	22,511	5,747,508
Datadog, Inc. (Class A Stock)*	46,694	5,667,718
Descartes Systems Group, Inc. (The) (Canada)*	53,736	4,517,048
DocuSign, Inc.*	318,306	18,923,292
Dynatrace, Inc.*	61,126	3,342,981

	Shares	Value
COMMON STOCKS (continued)
Software (cont’d.)
Fair Isaac Corp.*	3,092	$3,599,119
Fortinet, Inc.*	118,573	6,940,078
Gen Digital, Inc.	346,134	7,898,778
HashiCorp, Inc. (Class A Stock)*	75,789	1,791,652
HubSpot, Inc.*	8,050	4,673,347
Informatica, Inc. (Class A Stock)*	43,640	1,238,940
Intuit, Inc.	42,722	26,702,532
Manhattan Associates, Inc.*	9,586	2,064,057
Microsoft Corp.	881,224	331,375,473
Nutanix, Inc. (Class A Stock)*	29,052	1,385,490
Palantir Technologies, Inc. (Class A Stock)*(a)	190,415	3,269,426
Palo Alto Networks, Inc.*	20,646	6,088,092
Procore Technologies, Inc.*	36,355	2,516,493
Roper Technologies, Inc.(a)	21,987	11,986,653
Salesforce, Inc.*	182,337	47,980,158
Samsara, Inc. (Class A Stock)*(a)	184,352	6,153,670
SAP SE (Germany)	132,439	20,385,223
ServiceNow, Inc.*	6,655	4,701,691
Splunk, Inc.*	18,660	2,842,851
SPS Commerce, Inc.*	8,880	1,721,299
Synopsys, Inc.*	28,909	14,885,533
Workday, Inc. (Class A Stock)*(a)	41,360	11,417,842
Workiva, Inc.*	9,364	950,727
Zoom Video Communications, Inc. (Class A Stock)*	29,656	2,132,563
Zscaler, Inc.*	50,406	11,167,953

		635,690,114

Specialized REITs — 0.8%
American Tower Corp.	129,858	28,033,745
Big Yellow Group PLC (United Kingdom)	68,761	1,070,437
Crown Castle, Inc.	23,146	2,666,188
CubeSmart.	154,905	7,179,847
Equinix, Inc.	32,422	26,112,355
Extra Space Storage, Inc.(a)	45,237	7,252,848
Gaming & Leisure Properties, Inc.	52,324	2,582,189
Lamar Advertising Co. (Class A Stock)(a)	9,800	1,041,544
PotlatchDeltic Corp.(a)	42,610	2,092,151
Public Storage	55,912	17,053,160
Rayonier, Inc.(a)	89,757	2,998,781
SBA Communications Corp.	16,653	4,224,699
Shurgard Self Storage Ltd. (Belgium)	37,948	1,879,760
Weyerhaeuser Co.	136,554	4,747,983

		108,935,687

Specialty Retail — 0.9%
Advance Auto Parts, Inc.(a)	25,784	1,573,597
AutoZone, Inc.*	3,497	9,041,878
Bath & Body Works, Inc.	50,661	2,186,529
Burlington Stores, Inc.*	43,664	8,491,775
Five Below, Inc.*(a)	17,755	3,784,656
Floor & Decor Holdings, Inc. (Class A Stock)*(a)	35,546	3,965,512
GameStop Corp. (Class A Stock)*(a)	26,863	470,908
Home Depot, Inc. (The)(a)	120,952	41,915,916
Kingfisher PLC (United Kingdom)	4,001,440	12,398,001

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (cont’d.)
Lowe’s Cos., Inc.	35,558	$7,913,433
Monro, Inc.(a)	60,000	1,760,400
Murphy USA, Inc.	5,622	2,004,580
O’Reilly Automotive, Inc.*	10,957	10,410,027
Ross Stores, Inc.	73,564	10,180,522
TJX Cos., Inc. (The)	109,173	10,241,519
Williams-Sonoma, Inc.(a)	6,380	1,287,356

		127,626,609

Technology Hardware, Storage & Peripherals — 2.5%
Apple, Inc.	1,626,245	313,100,950
Dell Technologies, Inc. (Class C Stock)	19,754	1,511,181
Pure Storage, Inc. (Class A Stock)*	261,361	9,320,133
Samsung Electronics Co. Ltd. (South Korea)	354,817	21,536,271
Super Micro Computer, Inc.*(a)	8,765	2,491,539
Western Digital Corp.*	118,126	6,186,259

		354,146,333

Textiles, Apparel & Luxury Goods — 0.4%
Deckers Outdoor Corp.*(a)	4,822	3,223,169
Dr. Martens PLC (United Kingdom)	156,693	176,523
Kering SA (France)	19,496	8,634,751
Lululemon Athletica, Inc.*(a)	13,859	7,085,968
Moncler SpA (Italy)	158,975	9,787,985
NIKE, Inc. (Class B Stock)(a)	162,777	17,672,699
Samsonite International SA, 144A*	1,554,300	5,127,982
Steven Madden Ltd.	53,076	2,229,192

		53,938,269

Tobacco — 0.2%
Altria Group, Inc.	64,184	2,589,182
Philip Morris International, Inc.	268,148	25,227,364

		27,816,546

Trading Companies & Distributors — 0.4%
Air Lease Corp.	44,454	1,864,401
Ashtead Group PLC (United Kingdom) .	182,632	12,694,234
Bunzl PLC (United Kingdom)	207,043	8,413,301
Ferguson PLC	22,222	4,290,402
GMS, Inc.*	23,997	1,978,073
Mitsubishi Corp. (Japan)	582,600	9,280,390
Rush Enterprises, Inc. (Class A Stock)	60,112	3,023,634
SiteOne Landscape Supply, Inc.*(a)	29,713	4,828,362
Sumitomo Corp. (Japan)	502,600	10,937,408
United Rentals, Inc.	2,874	1,648,009
Xometry, Inc. (Class A Stock)*(a)	31,842	1,143,446

		60,101,660

Water Utilities — 0.0%
California Water Service Group	31,814	1,650,192

Wireless Telecommunication Services — 0.3%
Telephone & Data Systems, Inc.	52,927	971,210
T-Mobile US, Inc.	253,633	40,664,979
United States Cellular Corp.*	15,106	627,503

		Shares	Value
COMMON STOCKS (continued)
Wireless Telecommunication Services (cont’d.)
Vodafone Group PLC (United Kingdom), ADR		711,885	$6,193,400

			48,457,092

TOTAL COMMON STOCKS (cost $6,398,571,139)			7,577,201,479

PREFERRED STOCKS — 0.1%
Automobiles — 0.1%
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC), 144A		104,958	9,244,399

Electric Utilities — 0.0%
NextEra Energy, Inc., CVT, 6.926%, Maturing 09/01/25(a)		23,750	905,350

TOTAL PREFERRED STOCKS (cost $10,197,863)			10,149,749

		Units

WARRANTS* — 0.0%
Metals & Mining
Osisko Mining, Inc. (Canada), expiring 08/28/24		115,214	1

(cost $0)
Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 0.5%
Automobiles — 0.2%
AmeriCredit Automobile Receivables Trust,
Series 2020-01, Class D
1.800%	12/18/25	1,210	1,183,532
Series 2021-01, Class C
0.890%	10/19/26	1,154	1,101,929
Series 2021-02, Class C
1.010%	01/19/27	1,825	1,709,305
CarMax Auto Owner Trust,
Series 2021-01, Class C
0.940%	12/15/26	685	644,815
Series 2023-01, Class C
5.190%	01/16/29	1,815	1,796,637
Carvana Auto Receivables Trust,
Series 2021-N04, Class D
2.300%	09/11/28	3,253	3,120,819
Enterprise Fleet Funding LLC,
Series 2021-01, Class A2, 144A
0.440%	12/21/26	24	24,118
Exeter Automobile Receivables Trust,
Series 2022-03A, Class C
5.300%	09/15/27	1,470	1,461,338
Series 2023-01A, Class D
6.690%	06/15/29	250	251,848
Ford Credit Auto Lease Trust,
Series 2023-A, Class C
5.540%	12/15/26	2,780	2,761,829

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Ford Credit Auto Owner Trust,
Series 2018-01, Class C, 144A
3.490%	07/15/31	2,090	$2,035,193
Series 2020-02, Class C, 144A
1.740%	04/15/33	1,610	1,495,926
Series 2021-02, Class C, 144A
2.110%	05/15/34	1,425	1,288,712
Series 2022-C, Class C
5.220%	03/15/30	580	577,570
Series 2023-01, Class A, 144A
4.850%	08/15/35	2,585	2,592,492
Hyundai Auto Receivables Trust,
Series 2019-B, Class C
2.400%	06/15/26	624	622,902
JPMorgan Chase Bank, NA,
Series 2021-02, Class D, 144A
1.138%	12/26/28	238	232,491
Santander Bank Auto Credit-Linked Notes,
Series 2023-B, Class B, 144A
5.640%	12/15/33	250	250,948
Santander Drive Auto Receivables Trust,
Series 2020-04, Class E, 144A
2.850%	04/17/28	3,100	2,954,535
Series 2022-06, Class B
4.720%	06/15/27	2,400	2,377,889
US Bank NA,
Series 2023-01, Class B, 144A
6.789%	08/25/32	250	250,612
World Omni Auto Receivables Trust,
Series 2023-A, Class B
5.030%	05/15/29	610	609,144

			29,344,584

Collateralized Loan Obligations — 0.2%
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2015-06BR, Class A, 144A, 3 Month SOFR + 1.452% (Cap N/A, Floor 1.190%)
6.867%(c)	07/20/34	1,755	1,757,709
CIFC Funding Ltd. (Cayman Islands),
Series 2019-05A, Class A1R1, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)
6.795%(c)	01/15/35	3,940	3,933,884
KKR CLO Ltd. (Cayman Islands),
Series 33A, Class A, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.847%(c)	07/20/34	820	818,784
Madison Park Funding Ltd. (Cayman Islands),
Series 2019-37A, Class AR, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)
6.725%(c)	07/15/33	2,075	2,073,052
MidOcean Credit CLO Ltd. (Cayman Islands),
Series 2022-11A, Class A1R, 144A, 3 Month SOFR + 1.730% (Cap N/A, Floor 1.730%)
7.096%(c)	10/18/33	1,190	1,189,573
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2017-16SA, Class AR, 144A, 3 Month SOFR + 1.302% (Cap N/A, Floor 1.040%)
6.695%(c)	04/15/34	2,335	2,334,755

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Neuberger Berman Loan Advisers CLO Ltd. (Cayman Islands),
Series 2021-43A, Class A, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.130%)
6.794%(c)	07/17/35	1,065	$1,066,899
Oaktree CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1R, 144A
—%(p)	07/15/33	2,095	2,095,000
OCP CLO Ltd. (Cayman Islands),
Series 2014-07A, Class A1RR, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 0.000%)
6.797%(c)	07/20/29	1,000	1,000,681
OZLM Ltd. (Cayman Islands),
Series 2014-07RA, Class A1R, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 1.010%)
6.674%(c)	07/17/29	768	768,586
Palmer Square CLO Ltd. (Cayman Islands),
Series 2021-02A, Class A, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.412%)
6.805%(c)	07/15/34	1,465	1,462,692
Series 2021-03A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.412%)
6.805%(c)	01/15/35	1,830	1,831,383
Symphony CLO Ltd. (Cayman Islands),
Series 2018-20A, Class BR, 144A, 3 Month SOFR + 1.912% (Cap N/A, Floor 1.650%)
7.305%(c)	01/16/32	2,270	2,255,562

			22,588,560

Equipment — 0.0%
Dell Equipment Finance Trust,
Series 2023-03, Class C, 144A
6.170%	04/23/29	315	320,786
HPEFS Equipment Trust,
Series 2023-02A, Class B, 144A
6.250%	01/21/31	100	101,491
Series 2023-02A, Class C, 144A
6.480%	01/21/31	195	198,556
Kubota Credit Owner Trust,
Series 2023-01A, Class A4, 144A
5.070%	02/15/29	375	375,469
MMAF Equipment Finance LLC,
Series 2020-A, Class A4, 144A
1.400%	08/09/30	875	781,610
SCF Equipment Leasing LLC,
Series 2023-01A, Class A2, 144A
6.560%	01/22/30	675	679,951

			2,457,863

Other — 0.1%
Applebee’s Funding LLC/IHOP Funding LLC,
Series 2023-01A, Class A2, 144A
7.824%	03/05/53	1,090	1,117,522
Driven Brands Funding LLC,
Series 2020-02A, Class A2, 144A
3.237%	01/20/51	1,196	1,067,005
Series 2021-01A, Class A2, 144A
2.791%	10/20/51	1,411	1,206,846

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Other (cont’d.)
Elara HGV Timeshare Issuer LLC,
Series 2023-A, Class A, 144A
6.160%	02/25/38	863	$882,020
Series 2023-A, Class B, 144A
6.530%	02/25/38	441	449,576
Hardee’s Funding LLC,
Series 2021-01A, Class A2, 144A
2.865%	06/20/51	600	495,216
MVW LLC,
Series 2020-01A, Class A, 144A
1.740%	10/20/37	146	136,605
Series 2021-01WA, Class B, 144A
1.440%	01/22/41	278	254,642
Series 2023-01A, Class A, 144A
4.930%	10/20/40	1,537	1,527,488
Series 2023-02A, Class A, 144A
6.180%	11/20/40	1,531	1,562,824
Series 2023-02A, Class B, 144A
6.330%	11/20/40	330	336,484
Octane Receivables Trust,
Series 2023-01A, Class A, 144A
5.870%	05/21/29	308	308,902
Series 2023-03A, Class B, 144A
6.480%	07/20/29	420	427,998
Series 2023-03A, Class C, 144A
6.740%	08/20/29	145	148,094
Progress Residential Trust,
Series 2020-SFR03, Class B, 144A
1.495%	10/17/27	230	213,993
Series 2023-SFR02, Class A, 144A
4.500%	10/17/28	1,300	1,251,287
SBA Tower Trust,
Series 2014-02A, Class C, 144A
3.869%	10/15/49	1,665	1,637,113
ServiceMaster Funding LLC,
Series 2021-01, Class A2I, 144A
2.865%	07/30/51	1,255	1,083,163
Sierra Timeshare Receivables Funding LLC,
Series 2019-01A, Class A, 144A
3.200%	01/20/36	135	133,695
Verizon Master Trust,
Series 2023-01, Class C
4.980%	01/22/29	715	709,353

			14,949,826

Student Loans — 0.0%
SMB Private Education Loan Trust,
Series 2018-A, Class A2A, 144A
3.500%	02/15/36	788	760,966
Series 2018-C, Class A2A, 144A
3.630%	11/15/35	578	559,431
Series 2020-A, Class A2A, 144A
2.230%	09/15/37	340	315,970
Series 2020-B, Class A1A, 144A
1.290%	07/15/53	481	434,227

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
Series 2021-B, Class A, 144A
1.310%	07/17/51	1,529	$1,380,259

			3,450,853

TOTAL ASSET-BACKED SECURITIES (cost $74,528,358)			72,791,686

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
Alen Mortgage Trust,
Series 2021-ACEN, Class A, 144A, 1 Month SOFR + 1.264% (Cap N/A, Floor 1.150%)
6.626%(c)	04/15/34	1,795	1,612,351
Benchmark Mortgage Trust,
Series 2018-B03, Class AS
4.195%(cc)	04/10/51	770	705,152
BSREP Commercial Mortgage Trust,
Series 2021-DC, Class C, 144A, 1 Month SOFR + 1.664% (Cap N/A, Floor 1.550%)
7.026%(c)	08/15/38	1,213	962,000
BX Commercial Mortgage Trust,
Series 2021-VINO, Class A, 144A, 1 Month SOFR + 0.767% (Cap N/A, Floor 0.767%)
6.129%(c)	05/15/38	189	185,934
Series 2022-CSMO, Class B, 144A, 1 Month SOFR + 3.141% (Cap N/A, Floor 3.141%)
8.503%(c)	06/15/27	1,835	1,836,150
BX Trust,
Series 2021-ARIA, Class B, 144A, 1 Month SOFR + 1.411% (Cap N/A, Floor 1.297%)
6.773%(c)	10/15/36	955	923,829
Series 2021-MFM01, Class A, 144A, 1 Month SOFR + 0.814% (Cap N/A, Floor 0.700%)
6.176%(c)	01/15/34	188	186,075
CD Mortgage Trust,
Series 2017-CD03, Class B
3.984%(cc)	02/10/50	535	332,137
CGDB Commercial Mortgage Trust,
Series 2019-MOB, Class A, 144A, 1 Month SOFR + 1.064% (Cap N/A, Floor 0.950%)
6.426%(c)	11/15/36	247	242,453
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class A, 144A, 1 Month SOFR + 1.027% (Cap N/A, Floor 0.980%)
6.389%(c)	05/15/36	105	104,741
DBUBS Mortgage Trust,
Series 2017-BRBK, Class B, 144A
3.530%(cc)	10/10/34	1,005	885,531
FREMF Mortgage Trust,
Series 2019-K92, Class B, 144A
4.198%(cc)	05/25/52	700	662,000
Great Wolf Trust,
Series 2019-WOLF, Class B, 144A, 1 Month SOFR + 1.448% (Cap N/A, Floor 1.334%)
7.010%(c)	12/15/36	1,215	1,207,310
Series 2019-WOLF, Class C, 144A, 1 Month SOFR + 1.747% (Cap N/A, Floor 1.633%)
7.309%(c)	12/15/36	1,130	1,120,702

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. Trust,
Series 2021-ROSS, Class B, 144A, 1 Month SOFR + 1.714% (Cap N/A, Floor 1.600%)
7.076%(c)	05/15/26	1,210	$940,310
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2018-WPT, Class AFX, 144A
4.248%	07/05/33	647	567,969
Series 2018-WPT, Class XAFX, IO, 144A
1.116%(cc)	07/05/33	1,000	26,322
Series 2022-OPO, Class C, 144A
3.450%(cc)	01/05/39	1,425	947,626
LUXE Trust,
Series 2021-TRIP, Class C, 144A, 1 Month SOFR + 1.864% (Cap N/A, Floor 1.750%)
7.234%(c)	10/15/38	1,935	1,910,699
Morgan Stanley Capital I Trust,
Series 2019-MEAD, Class A, 144A
3.170%	11/10/36	440	405,621
Series 2019-NUGS, Class A, 144A, 1 Month SOFR + 1.064% (Cap N/A, Floor 2.450%)
6.426%(c)	12/15/36	140	107,862
NYO Commercial Mortgage Trust,
Series 2021-1290, Class C, 144A, 1 Month SOFR + 2.109% (Cap N/A, Floor 1.995%)
7.471%(c)	11/15/38	4,595	3,500,709
RLGH Trust,
Series 2021-TROT, Class A, 144A, 1 Month SOFR + 0.914% (Cap N/A, Floor 0.800%)
6.276%(c)	04/15/36	105	102,584
SCG Mortgage Trust,
Series 2023-NASH, Class A, 144A, 1 Month SOFR + 2.391% (Cap N/A, Floor 2.391%)
7.752%(c)	12/15/40	1,660	1,658,963
Wells Fargo Commercial Mortgage Trust,
Series 2021-FCMT, Class A, 144A, 1 Month SOFR + 1.314% (Cap N/A, Floor 1.200%)
6.676%(c)	05/15/31	388	376,876

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $24,446,132)			21,511,906

CONVERTIBLE BONDS — 0.0%
Auto Manufacturers — 0.0%
Rivian Automotive, Inc.,
Sr. Unsec’d. Notes, 144A
4.625%	03/15/29	726	1,021,360

Engineering & Construction — 0.0%
HTA Group Ltd. (Tanzania),
Gtd. Notes
2.875%	03/18/27	400	342,000

Media — 0.0%
DISH Network Corp.,
Sr. Unsec’d. Notes
3.375%	08/15/26	495	266,207

TOTAL CONVERTIBLE BONDS
(cost $1,639,205)			1,629,567

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS — 7.1%
Advertising — 0.1%
Clear Channel Outdoor Holdings, Inc.,
Gtd. Notes, 144A
7.500%	06/01/29(a)	1,220	$1,012,805
7.750%	04/15/28(a)	2,205	1,901,597
Sr. Sec’d. Notes, 144A
5.125%	08/15/27(a)	1,375	1,311,558
9.000%	09/15/28(a)	1,055	1,100,991
CMG Media Corp.,
Gtd. Notes, 144A
8.875%	12/15/27(a)	3,795	3,000,469
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
4.650%	10/01/28	555	549,133
Lamar Media Corp.,
Gtd. Notes
4.875%	01/15/29(a)	1,756	1,698,575
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes, 144A
5.000%	08/15/27(a)	960	935,486
Sr. Sec’d. Notes, 144A
7.375%	02/15/31	595	628,392
Stagwell Global LLC,
Gtd. Notes, 144A
5.625%	08/15/29(a)	4,025	3,711,515
WPP Finance 2010 (United Kingdom),
Gtd. Notes
3.750%	09/19/24	2,748	2,705,762

			18,556,283

Aerospace & Defense — 0.1%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.250%	02/01/28	260	246,631
5.040%	05/01/27	1,190	1,201,015
5.805%	05/01/50	1,205	1,249,794
Spirit AeroSystems, Inc.,
Sr. Sec’d. Notes, 144A
9.750%	11/15/30	835	897,848
TransDigm, Inc.,
Gtd. Notes
5.500%	11/15/27	1,385	1,359,603
Sr. Sec’d. Notes, 144A
6.750%	08/15/28	1,870	1,919,042
6.875%	12/15/30	2,884	2,969,485
7.125%	12/01/31	2,404	2,524,102

			12,367,520

Agriculture — 0.0%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.259%	03/25/28	410	366,373
7.079%	08/02/43	605	643,299
7.081%	08/02/53	940	1,005,790
BAT International Finance PLC (United Kingdom),
Gtd. Notes
1.668%	03/25/26	268	248,539

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture (cont’d.)
Darling Ingredients, Inc.,
Gtd. Notes, 144A
6.000%	06/15/30(a)	1,625	$1,624,061
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
5.125%	02/15/30	810	824,436
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
6.150%	09/15/43	117	116,506

			4,829,004

Airlines — 0.0%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	04/20/29	875	850,045
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26	1,845	1,799,466

			2,649,511

Apparel — 0.0%
Kontoor Brands, Inc.,
Gtd. Notes, 144A
4.125%	11/15/29	2,161	1,959,323
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
4.000%	08/15/29	1,290	1,018,285

			2,977,608

Auto Manufacturers — 0.2%
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN
5.650%	11/15/28	1,020	1,067,982
Daimler Truck Finance North America LLC (Germany),
Gtd. Notes, 144A
5.125%	01/19/28(a)	260	261,199
Ford Motor Co.,
Sr. Unsec’d. Notes
6.100%	08/19/32(a)	1,350	1,362,033
9.625%	04/22/30	610	718,511
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
6.798%	11/07/28	385	402,861
6.800%	05/12/28	355	370,826
7.122%	11/07/33	375	403,979
General Motors Financial Co., Inc.,
Gtd. Notes
4.000%	10/06/26	245	238,418
Sr. Unsec’d. Notes
5.800%	06/23/28(a)	235	241,585
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
5.500%	03/30/26(a)	400	402,102
5.600%	03/30/28(a)	775	786,175
6.500%	01/16/29(a)	260	274,597

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Jaguar Land Rover Automotive PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
5.875%	01/15/28(a)		1,090	$1,079,273
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A, MTN
1.850%	09/16/26		465	418,275
Rivian Holdings LLC/Rivian LLC/Rivian Automotive LLC,
Sr. Sec’d. Notes, 144A, 6 Month LIBOR + 5.625% (Cap N/A, Floor 6.625%)
11.493%(c)	10/15/26		4,624	4,607,832
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
3.200%	09/26/26		6,610	6,281,460
4.625%	11/13/25		930	919,697
4.750%	11/13/28		890	881,323

				20,718,128

Auto Parts & Equipment — 0.2%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
8.250%	04/15/31(a)		3,760	3,974,621
Clarios Global LP/Clarios US Finance Co.,
Gtd. Notes, 144A
8.500%	05/15/27(a)		1,775	1,780,662
Sr. Sec’d. Notes, 144A
6.750%	05/15/28		505	513,837
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
8.500%	07/15/31	EUR	2,143	2,582,530
Dana, Inc.,
Sr. Unsec’d. Notes
4.250%	09/01/30(a)		1,320	1,181,030
5.375%	11/15/27(a)		535	531,506
5.625%	06/15/28(a)		780	773,093
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
5.000%	07/15/29(a)		825	778,695
5.250%	04/30/31(a)		1,225	1,121,545
5.250%	07/15/31(a)		1,520	1,384,138
5.625%	04/30/33		595	533,569
Magna International, Inc. (Canada),
Sr. Unsec’d. Notes
5.500%	03/21/33(a)		1,640	1,729,045
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A
8.000%	11/17/28		3,290	2,812,583
ZF North America Capital, Inc. (Germany),
Gtd. Notes, 144A
6.875%	04/14/28		255	265,102
7.125%	04/14/30		1,035	1,099,519

				21,061,475

Banks — 0.9%
AIB Group PLC (Ireland),
Sr. Unsec’d. Notes, 144A
6.608%(ff)	09/13/29(a)		430	452,935

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Banca Transilvania SA (Romania),
Sr. Non-Preferred Notes, EMTN
8.875%(ff)	04/27/27	EUR	1,603	$1,858,113
Banco Davivienda SA (Colombia),
Jr. Sub. Notes, 144A
6.650%(ff)	04/22/31(oo)		1,260	888,451
Banco de Bogota SA (Colombia),
Sub. Notes
6.250%	05/12/26		1,900	1,860,100
Banco General SA (Panama),
Jr. Sub. Notes, 144A
5.250%(ff)	05/07/31(oo)		620	528,938
Banco Mercantil del Norte SA (Mexico),
Jr. Sub. Notes
7.625%(ff)	01/10/28(oo)		400	384,600
8.375%(ff)	10/14/30(oo)		1,025	1,008,446
Banco Nacional de Panama (Panama),
Sr. Unsec’d. Notes, 144A
2.500%	08/11/30		2,650	1,968,499
Banco Santander Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.177%	10/26/31		1,850	1,596,605
Banco Santander SA (Spain),
Sub. Notes
6.921%	08/08/33		600	636,280
Bancolombia SA (Colombia),
Sub. Notes
4.625%(ff)	12/18/29		1,380	1,270,690
Bangkok Bank PCL (Thailand),
Sub. Notes, 144A
3.466%(ff)	09/23/36		990	827,927
Bank Negara Indonesia Persero Tbk PT (Indonesia),
Sub. Notes, EMTN
3.750%	03/30/26		1,036	985,236
Bank of America Corp.,
Sr. Unsec’d. Notes
2.592%(ff)	04/29/31(a)		1,764	1,519,196
5.819%(ff)	09/15/29		2,019	2,084,133
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31		6,575	5,370,392
1.922%(ff)	10/24/31		3,151	2,559,158
2.496%(ff)	02/13/31		2,845	2,445,107
3.194%(ff)	07/23/30		570	516,925
4.271%(ff)	07/23/29		799	771,029
Bank of Montreal (Canada),
Sr. Unsec’d. Notes
5.717%	09/25/28(a)		235	243,572
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
6.317%(ff)	10/25/29(a)		1,165	1,236,468
6.474%(ff)	10/25/34(a)		1,335	1,479,877
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.279%(ff)	11/24/27		310	284,338
2.852%(ff)	05/07/26		689	664,405
5.304%(ff)	08/09/26		506	503,327
6.496%(ff)	09/13/27		465	478,105

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
6.692%(ff)	09/13/34	1,885	$2,012,609
BBVA Bancomer SA (Mexico),
Sub. Notes
5.125%(ff)	01/18/33	2,200	1,984,576
5.350%(ff)	11/12/29	200	196,854
5.875%(ff)	09/13/34	1,050	979,314
Sub. Notes, 144A
8.450%(ff)	06/29/38	2,085	2,206,681
BNP Paribas SA (France),
Sr. Non-Preferred Notes, 144A, MTN
3.052%(ff)	01/13/31	1,675	1,467,881
CaixaBank SA (Spain),
Sr. Non-Preferred Notes, 144A
6.208%(ff)	01/18/29	1,440	1,467,744
6.684%(ff)	09/13/27(a)	1,175	1,203,992
6.840%(ff)	09/13/34	655	690,542
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.106%(ff)	04/08/26	2,106	2,047,723
4.658%(ff)	05/24/28	355	352,769
5.610%(ff)	09/29/26	1,800	1,813,122
Sub. Notes
4.450%	09/29/27	370	361,449
6.174%(ff)	05/25/34	565	585,997
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes
7.500%	02/15/28	325	355,636
Danske Bank A/S (Denmark),
Sr. Non-Preferred Notes, 144A
3.244%(ff)	12/20/25	865	843,741
Sr. Non-Preferred Notes, 144A, MTN
3.773%(ff)	03/28/25(a)	1,260	1,253,633
Deutsche Bank AG (Germany),
Sr. Non-Preferred Notes
3.961%(ff)	11/26/25	845	831,163
Emirates NBD Bank PJSC (United Arab Emirates),
Jr. Sub. Notes
6.125%(ff)	03/20/25(oo)	1,700	1,684,594
Fifth Third Bancorp,
Sr. Unsec’d. Notes
2.375%	01/28/25	270	261,225
2.550%	05/05/27	150	138,343
3.950%	03/14/28	458	439,561
6.339%(ff)	07/27/29(a)	665	691,848
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.542%(ff)	09/10/27	1,660	1,505,689
1.948%(ff)	10/21/27(a)	2,586	2,365,719
3.615%(ff)	03/15/28	1,615	1,547,503
3.691%(ff)	06/05/28	2,124	2,030,633
4.223%(ff)	05/01/29	3,587	3,468,032
4.482%(ff)	08/23/28(a)	1,755	1,722,879
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.099%(ff)	06/04/26	850	809,008
4.041%(ff)	03/13/28	200	192,658
4.583%(ff)	06/19/29	1,280	1,240,621

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
4.755%(ff)	06/09/28		2,780	$2,730,602
5.210%(ff)	08/11/28		1,710	1,707,849
Sub. Notes
7.399%(ff)	11/13/34		670	735,266
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.869%(ff)	03/28/26		330	323,361
6.114%(ff)	09/11/34		675	707,452
Intesa Sanpaolo SpA (Italy),
Sr. Preferred Notes, 144A
7.200%	11/28/33		1,485	1,580,482
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.083%(ff)	04/22/26		3,286	3,149,090
2.182%(ff)	06/01/28(a)		2,135	1,950,619
2.522%(ff)	04/22/31		4,112	3,558,579
2.739%(ff)	10/15/30		1,449	1,288,512
3.960%(ff)	01/29/27(a)		360	351,672
6.254%(ff)	10/23/34		990	1,073,791
Sub. Notes
2.956%(ff)	05/13/31		1,762	1,549,911
Morgan Stanley,
Sr. Unsec’d. Notes
5.123%(ff)	02/01/29(a)		1,915	1,922,665
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31(a)		3,950	3,460,080
Nova Kreditna Banka Maribor dd (Slovenia),
Sr. Preferred Notes
7.375%(ff)	06/29/26	EUR	1,900	2,160,430
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
2.550%	01/22/30		450	393,750
6.615%(ff)	10/20/27		235	243,878
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
1.532%(ff)	08/21/26		3,560	3,318,333
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.456%(ff)	01/14/27		990	908,276
2.819%(ff)	01/30/26		1,336	1,292,607
3.971%(ff)	03/30/26		1,185	1,155,505
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN
5.523%	07/17/28		235	241,625
UBS AG (Switzerland),
Sr. Unsec’d. Notes
5.650%	09/11/28		350	362,176
UBS Group AG (Switzerland),
Jr. Sub. Notes, 144A
9.250%(ff)	11/13/28(a)(oo)		200	214,750
Sr. Unsec’d. Notes
3.750%	03/26/25		910	890,303
4.550%	04/17/26		400	394,514
Sr. Unsec’d. Notes, 144A
1.305%(ff)	02/02/27		425	388,875
1.364%(ff)	01/30/27		1,035	948,283
2.193%(ff)	06/05/26		965	916,750

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
2.746%(ff)	02/11/33	744	$608,034
5.711%(ff)	01/12/27	305	306,664
5.959%(ff)	01/12/34(a)	890	918,292
6.301%(ff)	09/22/34	890	939,666
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.188%(ff)	04/30/26	998	956,528
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28	1,198	1,097,186
2.572%(ff)	02/11/31	4,560	3,942,768
2.879%(ff)	10/30/30	4,950	4,398,399
3.196%(ff)	06/17/27	370	353,764
Sub. Notes, GMTN
4.300%	07/22/27	1,271	1,244,570

			127,862,448

Beverages — 0.0%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
5.550%	01/23/49	2,406	2,594,893
Triton Water Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.250%	04/01/29(a)	1,600	1,403,982

			3,998,875

Biotechnology — 0.0%
Amgen, Inc.,
Sr. Unsec’d. Notes
5.600%	03/02/43	200	206,819

Building Materials — 0.1%
Builders FirstSource, Inc.,
Gtd. Notes, 144A
6.375%	06/15/32	435	446,693
Carrier Global Corp.,
Sr. Unsec’d. Notes
2.493%	02/15/27	255	239,993
Sr. Unsec’d. Notes, 144A
5.800%	11/30/25	330	334,573
Cemex SAB de CV (Mexico),
Gtd. Notes
5.450%	11/19/29	700	688,485
PGT Innovations, Inc.,
Gtd. Notes, 144A
4.375%	10/01/29(a)	555	554,042
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
5.250%	01/15/29(a)	1,580	1,532,498
6.500%	03/15/27	1,820	1,823,607
7.250%	01/15/31	625	659,023

			6,278,914

Chemicals — 0.1%
Avient Corp.,
Sr. Unsec’d. Notes, 144A
7.125%	08/01/30(a)	1,599	1,658,130

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
Axalta Coating Systems Dutch Holding B BV,
Gtd. Notes, 144A
7.250%	02/15/31		795	$836,738
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes, 144A
7.250%	02/13/33		1,140	949,050
8.500%	01/12/31		660	615,450
Celanese US Holdings LLC,
Gtd. Notes
6.550%	11/15/30		205	217,051
6.700%	11/15/33(a)		2,950	3,206,751
ICL Group Ltd. (Israel),
Sr. Unsec’d. Notes, 144A
6.375%	05/31/38		1,900	1,788,565
Kobe US Midco 2, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon 9.250% or PIK 10.000%
9.250%	11/01/26		1,040	778,013
MEGlobal BV (Kuwait),
Gtd. Notes, EMTN
4.250%	11/03/26		200	193,000
MEGlobal Canada ULC (Kuwait),
Gtd. Notes, 144A, MTN
5.875%	05/18/30		260	266,744
Gtd. Notes, EMTN
5.875%	05/18/30		1,000	1,025,937
Tronox, Inc.,
Gtd. Notes, 144A
4.625%	03/15/29(a)		1,525	1,350,065
WR Grace Holdings LLC,
Sr. Sec’d. Notes, 144A
4.875%	06/15/27		1,025	987,519
7.375%	03/01/31(a)		880	880,511
Sr. Unsec’d. Notes, 144A
5.625%	08/15/29(a)		670	591,759

				15,345,283

Commercial Services — 0.2%
AA Bond Co. Ltd. (United Kingdom),
Sec’d. Notes, 144A
6.500%	01/31/26	GBP	345	415,568
Albion Financing 1 Sarl/Aggreko Holdings, Inc. (Luxembourg),
Sr. Sec’d. Notes, 144A
6.125%	10/15/26(a)		1,390	1,376,100
Albion Financing 2 Sarl (Luxembourg),
Sr. Unsec’d. Notes, 144A
8.750%	04/15/27(a)		2,380	2,350,250
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26		1,955	1,946,925
Sr. Unsec’d. Notes, 144A
6.000%	06/01/29(a)		2,535	2,076,662
9.750%	07/15/27		2,400	2,350,419
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A
4.625%	06/01/28		1,240	1,122,200

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
DP World Crescent Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
3.875%	07/18/29	1,200	$1,135,344
Equifax, Inc.,
Sr. Unsec’d. Notes
5.100%	12/15/27	138	139,478
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.900%	05/01/33(a)	1,085	1,083,922
Gartner, Inc.,
Gtd. Notes, 144A
3.625%	06/15/29	555	501,973
3.750%	10/01/30	320	283,311
4.500%	07/01/28	730	691,686
GTCR W-2 Merger Sub LLC,
Sr. Sec’d. Notes, 144A
7.500%	01/15/31	3,295	3,495,807
International Container Terminal Services, Inc. (Philippines),
Sr. Unsec’d. Notes
4.750%	06/17/30	1,710	1,658,700
Korn Ferry,
Gtd. Notes, 144A
4.625%	12/15/27	1,080	1,042,193
Metis Merger Sub LLC,
Sr. Unsec’d. Notes, 144A
6.500%	05/15/29	3,725	3,372,528
Neptune Bidco US, Inc.,
Sr. Sec’d. Notes, 144A
9.290%	04/15/29	2,159	2,017,955
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
11.250%	12/15/27(a)	875	857,099
TransJamaican Highway Ltd. (Jamaica),
Sr. Sec’d. Notes
5.750%	10/10/36	414	361,645
Sr. Sec’d. Notes, 144A
5.750%	10/10/36	427	373,700
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32	1,025	910,369
Williams Scotsman, Inc.,
Sr. Sec’d. Notes, 144A
7.375%	10/01/31	1,601	1,688,410

			31,252,244

Computers — 0.0%
Booz Allen Hamilton, Inc.,
Gtd. Notes
5.950%	08/04/33(a)	535	565,105
Lenovo Group Ltd. (China),
Sr. Unsec’d. Notes
3.421%	11/02/30	800	705,008
Sr. Unsec’d. Notes, 144A
3.421%	11/02/30	555	489,099
Presidio Holdings, Inc.,
Gtd. Notes, 144A
8.250%	02/01/28(a)	1,050	1,058,159

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Computers (cont’d.)
Western Digital Corp.,
Gtd. Notes
4.750%	02/15/26	855	$838,214

			3,655,585

Distribution/Wholesale — 0.0%
American Builders & Contractors Supply Co., Inc.,
Sr. Sec’d. Notes, 144A
4.000%	01/15/28	35	33,209
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28(a)	1,735	1,575,705
Ritchie Bros Holdings, Inc. (Canada),
Gtd. Notes, 144A
7.750%	03/15/31	1,541	1,642,875
Sr. Sec’d. Notes, 144A
6.750%	03/15/28	410	422,300
Windsor Holdings III LLC,
Sr. Sec’d. Notes, 144A
8.500%	06/15/30	1,775	1,861,760

			5,535,849

Diversified Financial Services — 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
2.450%	10/29/26	1,440	1,331,670
3.300%	01/30/32	990	857,769
4.625%	10/15/27	355	347,604
4.875%	01/16/24	665	664,785
AG Issuer LLC,
Sr. Sec’d. Notes, 144A
6.250%	03/01/28	950	944,189
AG TTMT Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A
8.625%	09/30/27(a)	815	857,768
Ally Financial, Inc.,
Sr. Unsec’d. Notes
4.750%	06/09/27(a)	447	430,902
Aretec Group, Inc.,
Sr. Sec’d. Notes, 144A
10.000%	08/15/30	785	834,267
Sr. Unsec’d. Notes, 144A
7.500%	04/01/29	1,370	1,232,982
At Home Cayman (Cayman Islands),
Sr. Sec’d. Notes, 144A
11.500%	05/12/28	474	317,849
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.273%(ff)	03/01/30	770	686,882
3.650%	05/11/27	260	248,055
3.750%	03/09/27	250	238,875
5.247%(ff)	07/26/30	425	417,656
5.468%(ff)	02/01/29	800	800,177
Sub. Notes
2.359%(ff)	07/29/32	226	171,598

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Enact Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.500%	08/15/25	815	$812,969
Hightower Holding LLC,
Gtd. Notes, 144A
6.750%	04/15/29	1,480	1,343,272
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
2.650%	09/15/40	777	579,914
4.350%	06/15/29(a)	625	622,498
Jane Street Group/JSG Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.500%	11/15/29(a)	2,938	2,737,935
LPL Holdings, Inc.,
Gtd. Notes
6.750%	11/17/28(a)	835	889,211
Gtd. Notes, 144A
4.375%	05/15/31(a)	255	230,496
LSEGA Financing PLC (United Kingdom),
Gtd. Notes, 144A
2.500%	04/06/31	1,365	1,172,995
3.200%	04/06/41	480	374,685
Gtd. Notes, 144A, MTN
2.000%	04/06/28(a)	1,810	1,620,181
Midcap Financial Issuer Trust,
Sr. Unsec’d. Notes, 144A
5.625%	01/15/30	1,165	1,027,506
6.500%	05/01/28	630	589,701
Navient Corp.,
Sr. Unsec’d. Notes
4.875%	03/15/28(a)	1,220	1,133,968
5.000%	03/15/27(a)	875	844,997
5.500%	03/15/29(a)	2,170	2,002,014
6.750%	06/15/26(a)	1,090	1,107,339
9.375%	07/25/30(a)	1,290	1,359,130
11.500%	03/15/31	1,300	1,431,707
OneMain Finance Corp.,
Gtd. Notes
3.500%	01/15/27(a)	1,050	974,206
6.625%	01/15/28(a)	710	717,457
7.875%	03/15/30	2,195	2,263,556
9.000%	01/15/29(a)	3,365	3,558,894
Osaic Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
10.750%	08/01/27(a)	555	564,650
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
5.375%	10/15/25	975	964,553
7.875%	12/15/29	1,741	1,795,542
United Wholesale Mortgage LLC,
Sr. Unsec’d. Notes, 144A
5.500%	04/15/29	256	242,291
5.750%	06/15/27	1,285	1,259,447

			42,604,142

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric — 0.5%
AES Andes SA (Chile),
Jr. Sub. Notes, 144A
6.350%(ff)	10/07/79	825	$771,375
7.125%(ff)	03/26/79	2,075	1,968,008
AES Corp. (The),
Sr. Unsec’d. Notes
5.450%	06/01/28	240	243,757
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes
5.200%	01/15/29	870	882,734
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
5.400%	06/01/53	595	616,023
CA La Electricidad de Caracas (Venezuela),
Sr. Unsec’d. Notes
8.500%	04/10/18(d)	900	74,237
Calpine Corp.,
Sr. Sec’d. Notes, 144A
4.500%	02/15/28	360	342,513
Sr. Unsec’d. Notes, 144A
5.125%	03/15/28(a)	2,235	2,141,765
Cometa Energia SA de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.375%	04/24/35	1,043	1,002,981
Consorcio Transmantaro SA (Peru),
Sr. Unsec’d. Notes, 144A
4.700%	04/16/34	500	469,062
Constellation Energy Generation LLC,
Sr. Unsec’d. Notes
5.600%	03/01/28	590	607,671
DTE Energy Co.,
Sr. Unsec’d. Notes
4.875%	06/01/28(a)	235	237,004
Duke Energy Corp.,
Sr. Unsec’d. Notes
5.000%	08/15/52	1,110	1,037,975
6.100%	09/15/53	1,720	1,870,113
Edison International,
Sr. Unsec’d. Notes
4.700%	08/15/25	593	585,911
4.950%	04/15/25	64	63,564
EDP Finance BV (Portugal),
Gtd. Notes, 144A
6.300%	10/11/27(a)	405	424,318
Enel Finance America LLC (Italy),
Gtd. Notes, 144A
7.100%	10/14/27	1,870	1,995,978
Enel Finance International NV (Italy),
Gtd. Notes, 144A
6.800%	10/14/25(a)	320	328,061
Exelon Corp.,
Sr. Unsec’d. Notes
5.150%	03/15/28	235	238,515
5.600%	03/15/53	935	951,355
Georgia Power Co.,
Sr. Unsec’d. Notes
4.950%	05/17/33	1,305	1,318,784

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
5.625%	04/01/53	110	$115,766
Infraestructura Energetica Nova SAPI de CV (Mexico),
Sr. Unsec’d. Notes
4.750%	01/15/51	925	713,984
Sr. Unsec’d. Notes, 144A
4.875%	01/14/48	700	549,500
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, Series 6, 144A
5.000%	11/12/24	1,575	1,551,139
Lamar Funding Ltd. (Oman),
Gtd. Notes
3.958%	05/07/25	2,000	1,944,380
MidAmerican Energy Co.,
First Mortgage
5.850%	09/15/54	480	531,740
Minejesa Capital BV (Indonesia),
Sr. Sec’d. Notes
5.625%	08/10/37	2,850	2,463,469
Mong Duong Finance Holdings BV (Vietnam),
Sr. Sec’d. Notes
5.125%	05/07/29	323	299,398
Sr. Sec’d. Notes, 144A
5.125%	05/07/29	484	449,098
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.440%	01/15/32	1,250	1,048,205
5.250%	02/28/53	510	499,983
5.749%	09/01/25	830	838,707
NRG Energy, Inc.,
Gtd. Notes, 144A
3.875%	02/15/32(a)	177	151,570
Jr. Sub. Notes, 144A
10.250%(ff)	03/15/28(oo)	411	427,835
Oryx Funding Ltd. (Oman),
Gtd. Notes
5.800%	02/03/31	800	801,760
Pacific Gas & Electric Co.,
First Mortgage
2.100%	08/01/27	515	464,442
2.500%	02/01/31	1,461	1,206,746
3.300%	12/01/27	265	247,508
3.950%	12/01/47	740	543,970
4.550%	07/01/30	1,436	1,368,069
5.900%	06/15/32	235	239,098
6.700%	04/01/53	430	468,060
6.950%	03/15/34	690	759,660
Palomino Funding Trust I,
Sr. Sec’d. Notes, 144A
7.233%	05/17/28	2,280	2,398,918
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (Indonesia),
Sr. Unsec’d. Notes, 144A
3.875%	07/17/29	1,565	1,471,343
Sr. Unsec’d. Notes, EMTN
6.150%	05/21/48	300	307,687

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
PG&E Corp.,
Sr. Sec’d. Notes
5.000%	07/01/28(a)	3,510	$3,413,696
5.250%	07/01/30(a)	2,105	2,039,774
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
5.875%	10/15/28	235	246,623
Ruwais Power Co. PJSC (United Arab Emirates),
Sr. Sec’d. Notes
6.000%	08/31/36	1,640	1,633,337
Sempra,
Sr. Unsec’d. Notes
3.400%	02/01/28	255	243,193
3.700%	04/01/29	430	409,578
Southern California Edison Co.,
First Mortgage
5.700%	03/01/53	645	679,390
First Mortgage, Series D
4.700%	06/01/27	1,015	1,021,604
Southern Co. (The),
Sr. Unsec’d. Notes
5.200%	06/15/33	1,960	1,999,899
5.700%	03/15/34	900	947,821
Talen Energy Supply LLC,
Sr. Sec’d. Notes, 144A
8.625%	06/01/30	2,550	2,708,523
Terraform Global Operating LP,
Gtd. Notes, 144A
6.125%	03/01/26	2,195	2,172,670
TransAlta Corp. (Canada),
Sr. Unsec’d. Notes
7.750%	11/15/29(a)	545	583,150
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26(oo)	3,310	3,280,174
8.000%(ff)	10/15/26(oo)	3,055	3,044,514
Vistra Operations Co. LLC,
Gtd. Notes, 144A
7.750%	10/15/31	1,920	1,994,540
Sr. Sec’d. Notes, 144A
5.125%	05/13/25(a)	1,470	1,458,190
6.950%	10/15/33	515	541,379
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
3.400%	06/01/30(a)	1,515	1,396,990

			69,848,784

Electronics — 0.0%
Sensata Technologies BV,
Gtd. Notes, 144A
4.000%	04/15/29	2,055	1,895,737
5.875%	09/01/30(a)	1,185	1,173,150
Sensata Technologies, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31	1,785	1,573,018

			4,641,905

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Energy-Alternate Sources — 0.0%
Greenko Power II Ltd. (India),
Sr. Sec’d. Notes
4.300%	12/13/28		1,305	$1,184,288
TerraForm Power Operating LLC,
Gtd. Notes, 144A
4.750%	01/15/30(a)		710	664,362
5.000%	01/31/28		3,114	3,043,916

				4,892,566

Engineering & Construction — 0.0%
Aeropuerto Internacional de Tocumen SA (Panama),
Sr. Sec’d. Notes, 144A
4.000%	08/11/41		560	421,792
HTA Group Ltd. (Tanzania),
Gtd. Notes, 144A
7.000%	12/18/25(a)		870	854,514

				1,276,306

Entertainment — 0.3%
Banijay Entertainment SASU (France),
Sr. Sec’d. Notes, 144A
7.000%	05/01/29	EUR	575	668,097
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	02/15/30(a)		3,985	4,096,920
Sr. Unsec’d. Notes, 144A
8.125%	07/01/27(a)		435	445,824
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	05/01/26		900	885,295
Cedar Fair LP,
Gtd. Notes
5.250%	07/15/29		485	456,980
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp./Millennium Operations LLC,
Gtd. Notes
6.500%	10/01/28		655	654,377
Churchill Downs, Inc.,
Gtd. Notes, 144A
6.750%	05/01/31		1,120	1,137,727
Sr. Unsec’d. Notes, 144A
5.750%	04/01/30		3,505	3,411,418
Cinemark USA, Inc.,
Gtd. Notes, 144A
5.250%	07/15/28(a)		1,767	1,621,839
5.875%	03/15/26(a)		615	604,210
Cirsa Finance International Sarl (Spain),
Sr. Sec’d. Notes, 144A
7.875%	07/31/28	EUR	605	696,275
Everi Holdings, Inc.,
Gtd. Notes, 144A
5.000%	07/15/29		935	852,081
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
4.125%	04/15/26(a)		1,920	1,860,000
5.250%	01/15/29		200	194,750

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Entertainment (cont’d.)
Light & Wonder International, Inc.,
Gtd. Notes, 144A
7.250%	11/15/29(a)		1,560	$1,599,555
7.500%	09/01/31		205	214,136
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
4.750%	10/15/27(a)		1,080	1,037,427
Lottomatica SpA/Roma (Italy),
Sr. Sec’d. Notes, 144A
7.125%	06/01/28	EUR	665	773,035
Merlin Entertainments Ltd. (United Kingdom),
Sec’d. Notes, 144A
5.750%	06/15/26(a)		950	942,419
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A
6.625%	11/15/27(a)		1,290	1,194,862
Ontario Gaming GTA LP (Canada),
Sr. Sec’d. Notes, 144A
8.000%	08/01/30(a)		625	644,531
Raptor Acquisition Corp./Raptor Co-Issuer LLC,
Sr. Sec’d. Notes, 144A
4.875%	11/01/26(a)		670	639,441
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A
6.625%	03/01/30		1,215	1,135,587
SeaWorld Parks & Entertainment, Inc.,
Gtd. Notes, 144A
5.250%	08/15/29(a)		2,940	2,756,996
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
5.500%	04/15/27(a)		580	567,365
7.250%	05/15/31		1,010	1,012,487
Vail Resorts, Inc.,
Gtd. Notes, 144A
6.250%	05/15/25		560	562,126
Warnermedia Holdings, Inc.,
Gtd. Notes
3.755%	03/15/27(a)		2,600	2,491,914
WMG Acquisition Corp.,
Sr. Sec’d. Notes, 144A
3.750%	12/01/29(a)		1,055	965,503

				34,123,177

Environmental Control — 0.0%
GFL Environmental, Inc. (Canada),
Sr. Sec’d. Notes, 144A
6.750%	01/15/31		525	540,960
Madison IAQ LLC,
Sr. Unsec’d. Notes, 144A
5.875%	06/30/29(a)		640	564,606

				1,105,566

Foods — 0.1%
Agrosuper SA (Chile),
Sr. Unsec’d. Notes, 144A
4.600%	01/20/32		1,500	1,289,490

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
4.625%	01/15/27	355	$344,195
B&G Foods, Inc.,
Sr. Sec’d. Notes, 144A
8.000%	09/15/28(a)	790	831,339
Bimbo Bakeries USA, Inc. (Mexico),
Gtd. Notes, 144A
6.400%	01/15/34	250	277,008
Mars, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	04/20/33	2,460	2,479,745
Sysco Corp.,
Gtd. Notes
2.450%	12/14/31	460	389,316
3.150%	12/14/51	2,580	1,849,166

			7,460,259

Forest Products & Paper — 0.0%
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes
5.150%	01/29/50	1,500	1,229,531
Sr. Unsec’d. Notes, 144A
4.200%	01/29/30(a)	1,200	1,099,125

			2,328,656

Gas — 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes, 144A
9.375%	06/01/28	410	424,592
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
6.119%	07/20/53	430	449,971
NiSource, Inc.,
Sr. Unsec’d. Notes
3.490%	05/15/27(a)	255	245,629
5.250%	03/30/28(a)	255	260,424

			1,380,616

Healthcare-Products — 0.1%
Avantor Funding, Inc.,
Gtd. Notes, 144A
4.625%	07/15/28	2,390	2,300,528
Bausch & Lomb Escrow Corp.,
Sr. Sec’d. Notes, 144A
8.375%	10/01/28(a)	1,060	1,113,053
Medline Borrower LP,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29	1,150	1,040,179
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29(a)	3,645	3,442,232
Revvity, Inc.,
Sr. Unsec’d. Notes
1.900%	09/15/28	1,129	977,860
2.250%	09/15/31(a)	614	505,013
3.300%	09/15/29	480	435,534

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Products (cont’d.)
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
5.200%	01/31/34(a)	555	$582,337

			10,396,736

Healthcare-Services — 0.3%
Acadia Healthcare Co., Inc.,
Gtd. Notes, 144A
5.000%	04/15/29	720	693,927
Centene Corp.,
Sr. Unsec’d. Notes
3.000%	10/15/30	4,835	4,208,672
4.250%	12/15/27	275	265,612
4.625%	12/15/29	1,265	1,215,387
Charles River Laboratories International, Inc.,
Gtd. Notes, 144A
4.000%	03/15/31	1,160	1,052,309
CHS/Community Health Systems, Inc.,
Sec’d. Notes, 144A
6.125%	04/01/30(a)	655	421,610
Elevance Health, Inc.,
Sr. Unsec’d. Notes
5.125%	02/15/53(a)	630	631,993
HCA, Inc.,
Gtd. Notes
2.375%	07/15/31	605	500,352
3.125%	03/15/27(a)	680	644,746
3.375%	03/15/29	275	253,673
3.500%	09/01/30	2,770	2,512,544
4.500%	02/15/27	240	237,517
5.375%	09/01/26	1,545	1,552,891
5.875%	02/15/26	230	232,142
HealthEquity, Inc.,
Gtd. Notes, 144A
4.500%	10/01/29	555	513,346
Humana, Inc.,
Sr. Unsec’d. Notes
4.875%	04/01/30	1,033	1,045,882
5.950%	03/15/34	685	733,465
IQVIA, Inc.,
Gtd. Notes, 144A
6.500%	05/15/30	630	648,276
Sr. Sec’d. Notes, 144A
6.250%	02/01/29	770	804,098
LifePoint Health, Inc.,
Sr. Sec’d. Notes, 144A
9.875%	08/15/30	936	950,638
11.000%	10/15/30	1,545	1,629,737
Molina Healthcare, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	06/15/28	790	748,807
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A
9.750%	12/01/26(a)	1,150	1,146,502
Select Medical Corp.,
Gtd. Notes, 144A
6.250%	08/15/26(a)	3,305	3,324,738

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
St. Joseph’s University Medical Center, Inc.,
Sec’d. Notes
4.584%	07/01/27	2,700	$2,563,597
Star Parent, Inc.,
Sr. Sec’d. Notes, 144A
9.000%	10/01/30(a)	1,377	1,453,089
Surgery Center Holdings, Inc.,
Gtd. Notes, 144A
10.000%	04/15/27(a)	948	962,441
Sutter Health,
Unsec’d. Notes
5.164%	08/15/33(a)	400	407,619
Tenet Healthcare Corp.,
Gtd. Notes
6.125%	10/01/28(a)	1,450	1,443,298
Sr. Sec’d. Notes
4.375%	01/15/30	2,150	1,995,808
5.125%	11/01/27	575	562,502
6.125%	06/15/30(a)	2,235	2,259,892
Sr. Sec’d. Notes, 144A
6.750%	05/15/31(a)	830	849,582
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.750%	05/15/40	799	605,769
4.500%	04/15/33(a)	1,225	1,215,667
5.050%	04/15/53	3,660	3,702,300
5.875%	02/15/53	1,985	2,247,890

			46,238,318

Insurance — 0.3%
Acrisure LLC/Acrisure Finance, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	11/15/25	815	813,086
10.125%	08/01/26(a)	3,018	3,164,637
Aflac, Inc.,
Sr. Unsec’d. Notes
3.600%	04/01/30	272	257,036
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer,
Sr. Sec’d. Notes, 144A
7.000%	01/15/31	520	548,410
Sr. Unsec’d. Notes, 144A
5.875%	11/01/29(a)	1,845	1,751,612
6.750%	10/15/27(a)	4,920	4,903,195
AmWINS Group, Inc.,
Sr. Unsec’d. Notes, 144A
4.875%	06/30/29	1,130	1,041,593
Aon Corp.,
Gtd. Notes
2.800%	05/15/30	450	399,145
AssuredPartners, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	01/15/29(a)	895	834,668
CNO Financial Group, Inc.,
Sr. Unsec’d. Notes
5.250%	05/30/25	690	685,730

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes
3.650%	04/05/27	250	$240,754
3.850%	04/05/29(a)	1,285	1,212,971
3.900%	04/05/32	455	412,182
Equitable Financial Life Global Funding,
Sec’d. Notes, 144A
1.000%	01/09/26	1,170	1,072,113
Equitable Holdings, Inc.,
Sr. Unsec’d. Notes
4.350%	04/20/28	4,521	4,371,246
GTCR AP Finance, Inc.,
Sr. Unsec’d. Notes, 144A
8.000%	05/15/27(a)	1,995	2,016,971
HUB International Ltd.,
Gtd. Notes, 144A
7.000%	05/01/26	485	485,706
Sr. Sec’d. Notes, 144A
7.250%	06/15/30(a)	4,105	4,333,795
Sr. Unsec’d. Notes, 144A
5.625%	12/01/29(a)	3,175	3,037,652
Jones Deslauriers Insurance Management, Inc. (Canada),
Sr. Sec’d. Notes, 144A
8.500%	03/15/30	2,995	3,159,725
Sr. Unsec’d. Notes, 144A
10.500%	12/15/30	1,060	1,123,600
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.250%	11/15/30	592	511,437
5.700%	09/15/53	1,485	1,613,752
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, 144A, MTN
5.150%	03/28/33	705	717,420
Ryan Specialty LLC,
Sr. Sec’d. Notes, 144A
4.375%	02/01/30(a)	710	663,505

			39,371,941

Internet — 0.1%
Gen Digital, Inc.,
Gtd. Notes, 144A
6.750%	09/30/27(a)	1,605	1,632,530
7.125%	09/30/30(a)	2,390	2,500,934
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A
5.250%	12/01/27	750	735,583
Match Group Holdings II LLC,
Sr. Unsec’d. Notes, 144A
3.625%	10/01/31(a)	2,425	2,095,080
4.625%	06/01/28(a)	1,290	1,237,070
5.000%	12/15/27	615	600,429
5.625%	02/15/29	1,420	1,385,085
Meta Platforms, Inc.,
Sr. Unsec’d. Notes
5.600%	05/15/53	1,835	1,992,226

			12,178,937

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Investment Companies — 0.0%
Gaci First Investment Co. (Saudi Arabia),
Gtd. Notes
5.125%	02/14/53	2,522	$2,276,893
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
5.250%	05/15/27	475	429,787
6.250%	05/15/26	535	510,706

			3,217,386

Iron/Steel — 0.1%
ATI, Inc.,
Sr. Unsec’d. Notes
5.125%	10/01/31	1,405	1,308,300
5.875%	12/01/27(a)	2,255	2,227,549
7.250%	08/15/30(a)	660	687,308
Carpenter Technology Corp.,
Sr. Unsec’d. Notes
6.375%	07/15/28(a)	401	402,549
7.625%	03/15/30	1,050	1,086,810
Mineral Resources Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
9.250%	10/01/28	670	711,051
POSCO (South Korea),
Sr. Unsec’d. Notes, 144A
5.750%	01/17/28(a)	250	255,877

			6,679,444

Leisure Time — 0.2%
Acushnet Co.,
Gtd. Notes, 144A
7.375%	10/15/28	380	396,927
Carnival Corp.,
Gtd. Notes, 144A
5.750%	03/01/27	1,470	1,429,119
6.000%	05/01/29(a)	95	91,084
7.625%	03/01/26(a)	1,665	1,694,137
10.500%	06/01/30(a)	1,985	2,171,094
Sr. Sec’d. Notes, 144A
7.000%	08/15/29	1,845	1,921,106
Life Time, Inc.,
Gtd. Notes, 144A
8.000%	04/15/26(a)	1,578	1,598,630
Sr. Sec’d. Notes, 144A
5.750%	01/15/26	1,650	1,636,042
NCL Corp. Ltd.,
Gtd. Notes, 144A
5.875%	03/15/26	2,405	2,332,850
Sr. Sec’d. Notes, 144A
8.125%	01/15/29	475	495,340
8.375%	02/01/28	630	661,500
Sr. Unsec’d. Notes, 144A
7.750%	02/15/29(a)	1,390	1,395,365
NCL Finance Ltd.,
Gtd. Notes, 144A
6.125%	03/15/28(a)	950	898,938

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Leisure Time (cont’d.)
Royal Caribbean Cruises Ltd.,
Sr. Sec’d. Notes, 144A
8.250%	01/15/29	1,555	$1,647,445
Sr. Unsec’d. Notes, 144A
5.375%	07/15/27(a)	1,860	1,834,778
5.500%	04/01/28	570	557,888
11.625%	08/15/27	965	1,044,892

			21,807,135

Lodging — 0.0%
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
4.000%	05/01/31	2,790	2,553,336
5.750%	05/01/28	470	470,453
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27	90	88,500
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.500%	08/18/26(a)	792	756,335
Marriott International, Inc.,
Sr. Unsec’d. Notes
5.000%	10/15/27	1,023	1,035,793
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.500%	10/01/27(a)	600	562,688

			5,467,105

Machinery-Diversified — 0.1%
GrafTech Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.625%	12/15/28	1,265	837,492
GrafTech Global Enterprises, Inc.,
Sr. Sec’d. Notes, 144A
9.875%	12/15/28(a)	725	558,883
Mueller Water Products, Inc.,
Gtd. Notes, 144A
4.000%	06/15/29(a)	1,410	1,291,987
Stevens Holding Co., Inc.,
Gtd. Notes, 144A
6.125%	10/01/26	180	179,745
TK Elevator Holdco GmbH (Germany),
Gtd. Notes, 144A
7.625%	07/15/28(a)	2,820	2,777,700
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A
5.250%	07/15/27(a)	2,740	2,678,963

			8,324,770

Media — 0.4%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
5.000%	01/15/28(a)	4,745	4,282,362
5.750%	08/15/29	1,390	1,227,328
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.250%	01/15/34	750	609,893

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
4.500%	06/01/33	910	$767,757
6.375%	09/01/29	1,635	1,613,668
7.375%	03/01/31(a)	730	748,487
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.750%	02/15/28	385	363,753
5.750%	04/01/48	205	182,261
6.484%	10/23/45	419	411,633
6.650%	02/01/34	1,440	1,521,388
Comcast Corp.,
Gtd. Notes
2.650%	02/01/30	3,295	2,964,676
3.900%	03/01/38	731	654,027
CSC Holdings LLC,
Gtd. Notes, 144A
6.500%	02/01/29(a)	2,590	2,302,586
Directv Financing LLC/Directv Financing Co-Obligor, Inc.,
Sr. Sec’d. Notes, 144A
5.875%	08/15/27	1,595	1,497,694
DISH DBS Corp.,
Sr. Sec’d. Notes, 144A
5.250%	12/01/26	995	854,967
5.750%	12/01/28	1,150	929,852
DISH Network Corp.,
Sr. Sec’d. Notes, 144A
11.750%	11/15/27	475	495,503
GCI LLC,
Sr. Unsec’d. Notes, 144A
4.750%	10/15/28	3,443	3,176,656
Globo Comunicacao e Participacoes SA (Brazil),
Sr. Unsec’d. Notes
4.875%	01/22/30	3,150	2,706,826
5.500%	01/14/32	1,150	984,319
Sr. Unsec’d. Notes, 144A
5.500%	01/14/32	600	513,558
Gray Escrow II, Inc.,
Gtd. Notes, 144A
5.375%	11/15/31(a)	975	735,477
Gray Television, Inc.,
Gtd. Notes, 144A
7.000%	05/15/27(a)	915	865,444
LCPR Senior Secured Financing DAC,
Sr. Sec’d. Notes, 144A
5.125%	07/15/29	2,250	1,957,500
6.750%	10/15/27	1,144	1,117,082
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A
5.375%	08/15/27	680	662,771
Nexstar Media, Inc.,
Gtd. Notes, 144A
5.625%	07/15/27	102	99,051
Scripps Escrow, Inc.,
Gtd. Notes, 144A
5.875%	07/15/27(a)	1,255	1,113,463

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
3.875%	09/01/31	285	$243,348
4.000%	07/15/28(a)	2,800	2,595,825
4.125%	07/01/30(a)	1,365	1,222,034
Telenet Finance Luxembourg Notes Sarl (Belgium),
Sr. Sec’d. Notes, 144A
5.500%	03/01/28	1,000	931,137
Townsquare Media, Inc.,
Sr. Sec’d. Notes, 144A
6.875%	02/01/26(a)	1,395	1,368,573
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
6.625%	06/01/27(a)	2,110	2,104,493
7.375%	06/30/30(a)	495	494,875
8.000%	08/15/28(a)	1,890	1,953,620
Virgin Media Finance PLC (United Kingdom),
Gtd. Notes, 144A
5.000%	07/15/30	525	466,799
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
4.500%	08/15/30(a)	1,080	958,954
5.500%	05/15/29(a)	690	667,513
Virgin Media Vendor Financing Notes IV DAC (United Kingdom),
Sr. Unsec’d. Notes, 144A
5.000%	07/15/28	1,020	953,700
Walt Disney Co. (The),
Gtd. Notes
3.600%	01/13/51	680	547,134
Ziggo Bond Co. BV (Netherlands),
Gtd. Notes, 144A
5.125%	02/28/30(a)	810	676,876

			50,544,863

Metal Fabricate/Hardware — 0.0%
Advanced Drainage Systems, Inc.,
Gtd. Notes, 144A
6.375%	06/15/30	2,550	2,584,234

Mining — 0.1%
Alcoa Nederland Holding BV,
Gtd. Notes, 144A
5.500%	12/15/27	910	883,736
Arsenal AIC Parent LLC,
Sr. Sec’d. Notes, 144A
8.000%	10/01/30(a)	690	725,667
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.150%	01/14/30	555	494,297
3.700%	01/30/50	245	176,170
5.125%	02/02/33	640	617,792
ERO Copper Corp. (Brazil),
Gtd. Notes, 144A
6.500%	02/15/30	396	349,375
Freeport-McMoRan, Inc.,
Gtd. Notes
4.375%	08/01/28	243	233,779
5.000%	09/01/27	11	10,890

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (cont’d.)
5.450%	03/15/43	695	$673,925
Hecla Mining Co.,
Gtd. Notes
7.250%	02/15/28	1,255	1,270,480
Industrias Penoles SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A
4.750%	08/06/50	260	207,350
Novelis Corp.,
Gtd. Notes, 144A
4.750%	01/30/30(a)	1,235	1,163,564

			6,807,025

Miscellaneous Manufacturing — 0.0%
Gates Global LLC/Gates Corp.,
Gtd. Notes, 144A
6.250%	01/15/26	860	861,109
Hillenbrand, Inc.,
Gtd. Notes
3.750%	03/01/31	2,150	1,867,230

			2,728,339

Multi-National — 0.0%
International Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes
3.625%(s)	03/31/27	1,500	1,383,217

Oil & Gas — 0.7%
Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A
8.250%	02/15/26	2,935	2,956,270
Antero Resources Corp.,
Gtd. Notes, 144A
5.375%	03/01/30(a)	840	806,161
7.625%	02/01/29	135	138,507
Chesapeake Energy Corp.,
Gtd. Notes, 144A
5.875%	02/01/29	475	465,934
6.750%	04/15/29	2,750	2,760,879
Chord Energy Corp.,
Gtd. Notes, 144A
6.375%	06/01/26	960	962,107
Civitas Resources, Inc.,
Gtd. Notes, 144A
8.375%	07/01/28	525	549,080
8.625%	11/01/30	585	622,306
8.750%	07/01/31	805	855,272
Comstock Resources, Inc.,
Gtd. Notes, 144A
5.875%	01/15/30	680	591,855
6.750%	03/01/29(a)	2,905	2,668,762
Cosan Overseas Ltd. (Brazil),
Gtd. Notes
8.250%	02/05/24(oo)	620	615,350
Crescent Energy Finance LLC,
Gtd. Notes, 144A
7.250%	05/01/26	2,120	2,146,320
9.250%	02/15/28	2,300	2,386,791

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Diamond Foreign Asset Co./Diamond Finance LLC,
Sec’d. Notes, 144A
8.500%	10/01/30	1,310	$1,337,837
Diamondback Energy, Inc.,
Gtd. Notes
6.250%	03/15/53	595	637,139
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
4.625%	11/02/31	1,145	968,598
5.875%	05/28/45	360	282,240
6.875%	04/29/30	250	246,250
8.875%	01/13/33	420	455,306
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28	1,110	1,113,121
Gulfport Energy Corp.,
Gtd. Notes, 144A
8.000%	05/17/26	835	844,849
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	02/01/29	1,440	1,398,843
6.000%	04/15/30	470	455,989
6.000%	02/01/31	1,290	1,242,078
6.250%	11/01/28	820	818,413
6.250%	04/15/32	455	437,796
8.375%	11/01/33	950	1,010,377
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes
3.500%	04/14/33	2,050	1,702,141
Kosmos Energy Ltd. (Ghana),
Gtd. Notes
7.125%	04/04/26	800	761,500
Leviathan Bond Ltd. (Israel),
Sr. Sec’d. Notes, 144A
6.125%	06/30/25	1,875	1,809,375
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.,
Gtd. Notes, 144A
6.000%	08/01/26	3,315	3,246,955
Marathon Oil Corp.,
Sr. Unsec’d. Notes
4.400%	07/15/27	245	239,156
Matador Resources Co.,
Gtd. Notes
5.875%	09/15/26	743	737,059
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.375%	09/01/28	340	358,500
7.875%	09/15/31	1,310	1,488,370
7.950%	06/15/39	265	309,038
8.875%	07/15/30(a)	1,560	1,824,708
Ovintiv, Inc.,
Gtd. Notes
5.650%	05/15/28	245	250,192
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, EMTN
5.625%	05/20/43	1,225	1,236,102

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes
5.375%	04/12/27(d)		5,490	$560,200
6.000%	05/16/24(d)		19,015	2,055,997
6.000%	11/15/26(d)		4,936	535,248
9.000%	11/17/21(d)		37,670	4,131,928
9.750%	05/17/35(d)		1,091	132,625
12.750%	02/17/22(d)		5,195	659,116
Sr. Sec’d. Notes
8.500%	10/27/20(d)		2,475	1,944,422
Sr. Sec’d. Notes, 144A
8.500%	10/27/20(d)		1,075	844,940
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.500%	01/23/26		4,675	4,356,726
5.625%	01/23/46		500	302,750
5.950%	01/28/31		900	714,150
6.500%	03/13/27		2,325	2,160,797
6.500%	06/02/41		6,167	4,178,142
10.000%	02/07/33		1,500	1,497,000
Gtd. Notes, MTN
8.750%	06/02/29(a)		3,738	3,601,563
Gtd. Notes, Series 2013-2
7.190%	09/12/24	MXN	3,700	208,842
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
5.100%	03/29/26		430	433,011
QatarEnergy (Qatar),
Sr. Unsec’d. Notes
2.250%	07/12/31		600	509,970
Sr. Unsec’d. Notes, 144A
2.250%	07/12/31		1,330	1,130,433
3.125%	07/12/41		2,565	1,968,894
Range Resources Corp.,
Gtd. Notes
8.250%	01/15/29(a)		1,175	1,223,596
Gtd. Notes, 144A
4.750%	02/15/30(a)		2,035	1,884,746
Reliance Industries Ltd. (India),
Sr. Unsec’d. Notes
2.875%	01/12/32(a)		1,450	1,241,316
Rockcliff Energy II LLC,
Sr. Unsec’d. Notes, 144A
5.500%	10/15/29		770	728,365
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes, EMTN
3.500%	04/16/29		1,100	1,039,156
4.250%	04/16/39		4,000	3,542,500
Seadrill Finance Ltd. (Norway),
Sec’d. Notes, 144A
8.375%	08/01/30		2,528	2,629,120
SilverBow Resources, Inc.,
Sec’d. Notes, 144A, 3 Month SOFR + 7.750%
13.135%(c)	12/15/28^		1,570	1,555,242
Southwestern Energy Co.,
Gtd. Notes
4.750%	02/01/32(a)		2,910	2,700,274

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
8.375%	09/15/28	910	$945,766
Thaioil Treasury Center Co. Ltd. (Thailand),
Gtd. Notes, 144A, MTN
3.500%	10/17/49	610	409,249
Gtd. Notes, EMTN
3.500%	10/17/49	2,925	1,962,382
Transocean Aquila Ltd.,
Sr. Sec’d. Notes, 144A
8.000%	09/30/28	578	585,225
Transocean, Inc.,
Gtd. Notes, 144A
11.500%	01/30/27	398	414,915
Sr. Sec’d. Notes, 144A
8.750%	02/15/30(a)	1,199	1,257,346
Valaris Ltd.,
Sec’d. Notes, 144A
8.375%	04/30/30	1,065	1,087,631
Vermilion Energy, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
6.875%	05/01/30(a)	1,260	1,211,175

			100,082,284

Packaging & Containers — 0.1%
Ball Corp.,
Gtd. Notes
6.000%	06/15/29(a)	775	790,986
6.875%	03/15/28	2,180	2,256,842
Cascades, Inc./Cascades USA, Inc. (Canada),
Gtd. Notes, 144A
5.125%	01/15/26	870	850,425
5.375%	01/15/28(a)	2,175	2,123,344
Crown Cork & Seal Co., Inc.,
Gtd. Notes
7.375%	12/15/26	75	79,029
Graphic Packaging International LLC,
Gtd. Notes, 144A
3.750%	02/01/30	995	902,220
Sealed Air Corp.,
Gtd. Notes, 144A
5.000%	04/15/29	845	822,522
6.875%	07/15/33(a)	400	424,581
Sealed Air Corp./Sealed Air Corp. US,
Gtd. Notes, 144A
6.125%	02/01/28(a)	440	444,398
Sealed Air Corp/Sealed Air Corp. US,
Gtd. Notes, 144A
7.250%	02/15/31(a)	720	763,978
Trident TPI Holdings, Inc.,
Gtd. Notes, 144A
12.750%	12/31/28	375	404,197

			9,862,522

Pharmaceuticals — 0.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.200%	11/21/29(a)	2,765	2,583,437
4.250%	11/14/28	5,886	5,859,021

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
4.250%	11/21/49	2,220	$1,981,306
4.550%	03/15/35	506	496,686
4.875%	11/14/48	2,030	1,985,134
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.250%	12/15/25	1,050	1,022,433
Bayer US Finance LLC (Germany),
Gtd. Notes, 144A
6.125%	11/21/26	324	329,112
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
2.823%	05/20/30(a)	2,481	2,217,818
3.700%	06/06/27	975	944,907
CVS Health Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/29	420	391,088
4.300%	03/25/28	250	245,739
5.050%	03/25/48	854	801,344
5.125%	07/20/45	65	61,603
5.625%	02/21/53	1,230	1,248,376
5.875%	06/01/53	1,370	1,443,443
Mylan, Inc.,
Gtd. Notes
4.550%	04/15/28(a)	250	242,946
Pfizer Investment Enterprises Pte Ltd.,
Gtd. Notes
4.750%	05/19/33(a)	810	809,412
5.300%	05/19/53(a)	795	808,125
5.340%	05/19/63	1,230	1,234,347
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
4.750%	05/09/27	1,125	1,079,111
6.750%	03/01/28	935	951,737
7.875%	09/15/29	2,930	3,144,124
8.125%	09/15/31	930	1,010,705
Utah Acquisition Sub, Inc.,
Gtd. Notes
3.950%	06/15/26	245	237,185

			31,129,139

Pipelines — 0.3%
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31	730	653,628
4.450%	07/15/27	345	338,003
5.950%	06/01/26	3,217	3,261,291
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
5.125%	06/30/27(a)	764	767,484
Cheniere Energy Partners LP,
Gtd. Notes
3.250%	01/31/32	1,850	1,576,679
Cheniere Energy, Inc.,
Sr. Sec’d. Notes
4.625%	10/15/28	250	244,016

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Columbia Pipelines Holding Co. LLC,
Sr. Unsec’d. Notes, 144A
6.042%	08/15/28	825	$852,241
DCP Midstream Operating LP,
Gtd. Notes
8.125%	08/16/30	580	671,594
Gtd. Notes, 144A
6.750%	09/15/37	450	492,727
Enbridge, Inc. (Canada),
Gtd. Notes
4.250%	12/01/26	240	236,579
6.200%	11/15/30	380	406,547
6.700%	11/15/53	600	702,000
Energy Transfer LP,
Gtd. Notes, 144A
6.000%	02/01/29	145	146,131
7.375%	02/01/31	1,000	1,050,744
Sr. Unsec’d. Notes
2.900%	05/15/25	653	633,255
5.550%	02/15/28	1,190	1,216,528
6.400%	12/01/30	585	625,803
6.550%	12/01/33	390	423,592
Kinetik Holdings LP,
Gtd. Notes, 144A
5.875%	06/15/30(a)	5,780	5,666,857
MPLX LP,
Sr. Unsec’d. Notes
4.125%	03/01/27	245	239,912
NGL Energy Operating LLC/NGL Energy Finance Corp.,
Sr. Sec’d. Notes, 144A
7.500%	02/01/26	1,560	1,576,180
Northriver Midstream Finance LP (Canada),
Sr. Sec’d. Notes, 144A
5.625%	02/15/26	830	804,386
NuStar Logistics LP,
Gtd. Notes
5.625%	04/28/27	530	527,348
6.000%	06/01/26	800	797,753
ONEOK, Inc.,
Gtd. Notes
5.650%	11/01/28	235	242,880
5.800%	11/01/30	470	489,066
6.050%	09/01/33	690	730,310
6.625%	09/01/53	1,405	1,575,276
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28(a)	255	249,818
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	01/15/28	910	863,143
6.000%	03/01/27	1,180	1,158,952
6.000%	12/31/30(a)	1,340	1,256,900
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.000%	01/15/32	845	769,995
5.000%	01/15/28	240	237,207
5.500%	03/01/30	1,875	1,873,070

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
6.875%	01/15/29(a)	317	$327,406
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	11/01/33	1,070	907,879
6.250%	01/15/30	1,975	1,968,073
Venture Global LNG, Inc.,
Sr. Sec’d. Notes, 144A
8.375%	06/01/31	3,215	3,215,703
9.500%	02/01/29	2,590	2,738,281
Western Midstream Operating LP,
Sr. Unsec’d. Notes
4.500%	03/01/28	245	237,219
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	06/15/27	2,130	2,053,234

			44,805,690

Real Estate — 0.0%
CBRE Services, Inc.,
Gtd. Notes
5.950%	08/15/34(a)	1,210	1,273,285
Cushman & Wakefield US Borrower LLC,
Sr. Sec’d. Notes, 144A
6.750%	05/15/28(a)	1,130	1,123,759
Howard Hughes Corp. (The),
Gtd. Notes, 144A
4.125%	02/01/29	615	554,067
5.375%	08/01/28	1,925	1,854,711

			4,805,822

Real Estate Investment Trusts (REITs) — 0.2%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
3.950%	01/15/27	1,774	1,715,609
American Tower Corp.,
Sr. Unsec’d. Notes
5.250%	07/15/28	240	243,970
Apollo Commercial Real Estate Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.625%	06/15/29	930	782,777
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.850%	02/01/25	885	866,771
3.900%	03/15/27	2,823	2,690,205
4.050%	07/01/30	394	369,774
4.125%	06/15/26	1,643	1,590,576
4.125%	05/15/29	1,764	1,679,372
Crown Castle, Inc.,
Sr. Unsec’d. Notes
2.100%	04/01/31	1,510	1,229,960
2.250%	01/15/31	701	580,775
2.500%	07/15/31	340	283,602
3.800%	02/15/28(a)	255	242,677
5.600%	06/01/29	955	977,278
5.800%	03/01/34	620	642,206

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Essex Portfolio LP,
Gtd. Notes
3.625%	05/01/27	1,114	$1,062,785
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
3.350%	09/01/24	463	455,573
HAT Holdings I LLC/HAT Holdings II LLC,
Gtd. Notes, 144A
6.000%	04/15/25(a)	745	743,289
8.000%	06/15/27	872	907,962
Healthcare Realty Holdings LP,
Gtd. Notes
2.050%	03/15/31	660	511,104
Healthpeak OP LLC,
Gtd. Notes
2.875%	01/15/31(a)	245	212,302
3.500%	07/15/29	284	264,858
Kilroy Realty LP,
Gtd. Notes
4.375%	10/01/25	1,669	1,624,791
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
5.750%	02/01/27(a)	695	691,848
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
5.000%	10/15/27(a)	1,730	1,419,224
Necessity Retail REIT, Inc. (The)/American Finance Operating Partner LP,
Gtd. Notes, 144A
4.500%	09/30/28(a)	2,090	1,759,101
Public Storage Operating Co.,
Gtd. Notes
5.350%	08/01/53	270	282,838
SBA Communications Corp.,
Sr. Unsec’d. Notes
3.875%	02/15/27(a)	1,425	1,367,827
SBA Tower Trust,
Asset-Backed, 144A
1.631%	05/15/51	670	598,215
2.836%	01/15/50	1,375	1,327,795
Service Properties Trust,
Gtd. Notes
7.500%	09/15/25(a)	833	843,908
Sr. Sec’d. Notes, 144A
8.625%	11/15/31	1,470	1,540,889
Sr. Unsec’d. Notes
4.500%	03/15/25	845	826,742

			30,336,603

Retail — 0.2%
At Home Group, Inc.,
Sr. Sec’d. Notes, 144A
4.875%	07/15/28	1,595	590,787
Sr. Sec’d. Notes, 144A, Cash coupon 7.125% or PIK 8.625%
7.125%	05/12/28	1,021	322,183

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Bath & Body Works, Inc.,
Gtd. Notes
6.694%	01/15/27	980	$999,933
Gtd. Notes, 144A
6.625%	10/01/30(a)	775	792,884
9.375%	07/01/25	701	739,074
Beacon Roofing Supply, Inc.,
Sr. Sec’d. Notes, 144A
6.500%	08/01/30(a)	685	702,379
Dave & Buster’s, Inc.,
Sr. Sec’d. Notes, 144A
7.625%	11/01/25(a)	1,650	1,672,003
Dollar General Corp.,
Sr. Unsec’d. Notes
3.875%	04/15/27	250	242,409
5.450%	07/05/33(a)	1,235	1,259,253
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
12.000%	11/30/28	985	1,049,055
Ferrellgas LP/Ferrellgas Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.375%	04/01/26	2,640	2,583,828
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
4.250%	04/01/52	770	652,717
5.625%	04/15/53(a)	450	474,386
5.750%	07/01/53	445	472,723
McDonald’s Corp.,
Sr. Unsec’d. Notes
5.450%	08/14/53(a)	3,050	3,248,845
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
5.750%	11/20/26	360	368,607
Papa John’s International, Inc.,
Gtd. Notes, 144A
3.875%	09/15/29	912	808,291
Ross Stores, Inc.,
Sr. Unsec’d. Notes
1.875%	04/15/31(a)	1,746	1,438,107
Yum! Brands, Inc.,
Sr. Unsec’d. Notes
5.350%	11/01/43	1,189	1,161,205
5.375%	04/01/32(a)	1,165	1,148,096
6.875%	11/15/37	284	311,615
Sr. Unsec’d. Notes, 144A
4.750%	01/15/30	405	392,134

			21,430,514

Semiconductors — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27	245	238,825
Broadcom, Inc.,
Gtd. Notes, 144A
2.600%	02/15/33	873	718,745
Sr. Unsec’d. Notes, 144A
3.419%	04/15/33	304	267,051

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors (cont’d.)
Entegris Escrow Corp.,
Gtd. Notes, 144A
5.950%	06/15/30	2,550	$2,533,743
Micron Technology, Inc.,
Sr. Unsec’d. Notes
4.185%	02/15/27	365	358,022
4.663%	02/15/30(a)	1,395	1,366,848
6.750%	11/01/29	610	659,239

			6,142,473

Software — 0.2%
AthenaHealth Group, Inc.,
Sr. Unsec’d. Notes, 144A
6.500%	02/15/30(a)	3,505	3,180,471
Black Knight InfoServ LLC,
Gtd. Notes, 144A
3.625%	09/01/28	1,425	1,357,141
Boxer Parent Co., Inc.,
Sec’d. Notes, 144A
9.125%	03/01/26(a)	2,246	2,254,803
Sr. Sec’d. Notes, 144A
7.125%	10/02/25	310	311,403
Capstone Borrower, Inc.,
Sr. Sec’d. Notes, 144A
8.000%	06/15/30	1,805	1,877,443
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc.,
Sr. Sec’d. Notes, 144A
8.000%	06/15/29	825	860,615
Central Parent, Inc./CDK Global, Inc.,
Sr. Sec’d. Notes, 144A
7.250%	06/15/29(a)	2,465	2,512,528
Cloud Software Group, Inc.,
Sec’d. Notes, 144A
9.000%	09/30/29(a)	4,860	4,617,402
Sr. Sec’d. Notes, 144A
6.500%	03/31/29	3,515	3,351,471
Dun & Bradstreet Corp. (The),
Gtd. Notes, 144A
5.000%	12/15/29(a)	1,200	1,119,856
Fair Isaac Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	06/15/28	4,150	3,926,763
Fiserv, Inc.,
Sr. Unsec’d. Notes
4.200%	10/01/28	250	244,732
Intuit, Inc.,
Sr. Unsec’d. Notes
5.500%	09/15/53(a)	675	740,759
MSCI, Inc.,
Gtd. Notes, 144A
3.250%	08/15/33	2,120	1,774,081
3.625%	09/01/30	275	248,876
4.000%	11/15/29	520	488,853
Oracle Corp.,
Sr. Unsec’d. Notes
4.900%	02/06/33	1,220	1,214,232

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software (cont’d.)
ROBLOX Corp.,
Sr. Unsec’d. Notes, 144A
3.875%	05/01/30(a)	890	$793,599
Twilio, Inc.,
Gtd. Notes
3.625%	03/15/29(a)	925	843,675
3.875%	03/15/31(a)	1,720	1,533,192

			33,251,895

Telecommunications — 0.3%
Altice France Holding SA (Luxembourg),
Gtd. Notes, 144A
6.000%	02/15/28	2,040	969,000
Sr. Sec’d. Notes, 144A
10.500%	05/15/27	4,380	2,836,050
Altice France SA (France),
Sr. Sec’d. Notes, 144A
5.125%	07/15/29	2,120	1,649,360
AT&T, Inc.,
Sr. Unsec’d. Notes
3.500%	09/15/53	1,785	1,298,735
C&W Senior Financing DAC (Panama),
Sr. Unsec’d. Notes, 144A
6.875%	09/15/27	2,070	1,925,224
Connect Finco Sarl/Connect US Finco LLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.750%	10/01/26	2,075	2,056,844
Crown Castle Towers LLC,
Asset-Backed, 144A
3.663%	05/15/45	1,575	1,528,091
Globe Telecom, Inc. (Philippines),
Sr. Unsec’d. Notes
3.000%	07/23/35	2,300	1,707,750
Hughes Satellite Systems Corp.,
Gtd. Notes
6.625%	08/01/26(a)	1,875	1,477,891
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A
6.500%	10/15/26	1,010	1,005,920
Intelsat Jackson Holdings SA (Luxembourg),
Sr. Sec’d. Notes, 144A
6.500%	03/15/30	1,245	1,184,655
Ooredoo International Finance Ltd. (Qatar),
Gtd. Notes, 144A, MTN
2.625%	04/08/31	1,095	950,624
Oztel Holdings SPC Ltd. (Oman),
Sr. Sec’d. Notes
6.625%	04/24/28	507	529,181
Rogers Communications, Inc. (Canada),
Gtd. Notes
3.200%	03/15/27	800	763,620
3.800%	03/15/32(a)	850	779,922
4.350%	05/01/49	105	89,127
4.550%	03/15/52(a)	2,650	2,302,087
Sable International Finance Ltd. (Chile),
Sr. Sec’d. Notes, 144A
5.750%	09/07/27(a)	950	899,223

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28(a)	3,565	$3,864,662
8.750%	03/15/32	975	1,203,111
Telefonica Celular del Paraguay SA (Paraguay),
Sr. Unsec’d. Notes, 144A
5.875%	04/15/27	1,240	1,209,521
Telesat Canada/Telesat LLC (Canada),
Gtd. Notes, 144A
6.500%	10/15/27	1,200	561,000
T-Mobile USA, Inc.,
Gtd. Notes
3.875%	04/15/30	5,415	5,140,940
5.750%	01/15/54	3,500	3,713,641
6.000%	06/15/54	510	560,620
United States Cellular Corp.,
Sr. Unsec’d. Notes
6.700%	12/15/33(a)	1,790	1,824,538
Viasat, Inc.,
Sr. Unsec’d. Notes, 144A
7.500%	05/30/31(a)	1,500	1,172,683
Vmed O2 UK Financing I PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
4.750%	07/15/31	3,685	3,281,198

			46,485,218

Toys/Games/Hobbies — 0.0%
Mattel, Inc.,
Gtd. Notes, 144A
5.875%	12/15/27(a)	1,205	1,203,991

Transportation — 0.0%
Empresa de los Ferrocarriles del Estado (Chile),
Sr. Unsec’d. Notes
3.068%	08/18/50	1,770	1,070,443
Empresa de Transporte de Pasajeros Metro SA (Chile),
Sr. Unsec’d. Notes, 144A
3.693%	09/13/61	525	351,876
4.700%	05/07/50	1,545	1,274,826
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes
5.875%	07/05/34	400	394,186
Transnet SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, 144A
8.250%	02/06/28	1,305	1,310,709
Watco Cos. LLC/Watco Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	06/15/27	865	864,992

			5,267,032

Water — 0.0%
Manila Water Co., Inc. (Philippines),
Sr. Unsec’d. Notes
4.375%	07/30/30	2,100	1,905,094

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Water (cont’d.)
Solaris Midstream Holdings LLC,
Gtd. Notes, 144A
7.625%	04/01/26	950		$965,513

				2,870,607

TOTAL CORPORATE BONDS (cost $1,053,906,108)				1,002,360,763

MUNICIPAL BONDS — 0.0%
Colorado — 0.0%
Colorado Health Facilities Authority,
Taxable, Revenue Bonds, Series B
4.480%	12/01/40	2,495		2,120,669

Pennsylvania — 0.0%
Pocono Mountains Industrial Park Authority,
Taxable, Revenue Bonds
5.050%	08/15/49	75		68,707

TOTAL MUNICIPAL BONDS (cost $2,570,000)				2,189,376

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.1%
Angel Oak Mortgage Trust,
Series 2021-01, Class A2, 144A
1.115%(cc)	01/25/66	598		502,963
Series 2021-03, Class A1, 144A
1.068%(cc)	05/25/66	589		489,946
CIM Trust,
Series 2021-INV01, Class A29, 144A
2.500%(cc)	07/01/51	1,159		924,467
Citigroup Mortgage Loan Trust, Inc.,
Series 2020-EXP02, Class A3, 144A
2.500%(cc)	08/25/50	876		733,300
Credit Suisse Mortgage Trust,
Series 2014-03R, Class 2A1, 144A, 1 Month LIBOR + 0.700% (Cap 7.000%, Floor 0.700%)
0.000%(c)	05/27/37	65		63,163
Fannie Mae Connecticut Avenue Securities,
Series 2017-C06, Class 2ED1, 30 Day Average SOFR + 1.114% (Cap N/A, Floor 1.000%)
6.452%(c)	02/25/30	8		8,223
Fannie Mae Interest Strips,
Series 319, Class 2, IO
6.500%	02/25/32	—(r	)	63
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2023-HQA03, Class A1, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 0.000%)
7.187%(c)	11/25/43	516		519,620
FHLMC Whole Loan Securities Trust,
Series 2017-SC01, Class M1, 144A
3.646%(cc)	12/25/46	335		324,467
Flagstar Mortgage Trust,
Series 2018-03INV, Class B3, 144A
4.461%(cc)	05/25/48	2,660		2,398,243
Freddie Mac REMIC,
Series 4977, Class IO, IO
4.500%	05/25/50	535		103,336

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Galton Funding Mortgage Trust,
Series 2018-01, Class A23, 144A
3.500%(cc)	11/25/57	108	$98,095
Series 2018-02, Class A22, 144A
4.000%(cc)	10/25/58	101	93,222
Government National Mortgage Assoc.,
Series 2013-24, Class OI, IO
4.000%	02/20/43	83	9,308
Series 2013-82, Class IG, IO
3.500%	05/20/43	257	38,732
Series 2018-08, Class DA
3.000%	11/20/47	79	72,948
Series 2022-63, Class LM
3.500%	10/20/50	715	606,826
GS Mortgage-Backed Securities Trust,
Series 2014-EB01A, Class 2A1, 144A
4.459%(cc)	07/25/44	13	12,398
Series 2020-INV01, Class A14, 144A
2.925%(cc)	10/25/50	665	576,419
Series 2021-GR01, Class A4, 144A
2.500%(cc)	11/25/51	897	715,078
Series 2021-GR02, Class A4, 144A
2.500%(cc)	02/25/52	927	739,001
JPMorgan Mortgage Trust,
Series 2019-INV03, Class A3, 144A
3.500%(cc)	05/25/50	263	231,946
Series 2020-INV01, Class A11, 144A, 1 Month SOFR + 0.944% (Cap 6.000%, Floor 0.000%)
6.000%(c)	08/25/50	134	126,801
Series 2020-INV01, Class A3, 144A
3.500%(cc)	08/25/50	222	198,586
Series 2020-INV02, Class A13, 144A
3.000%(cc)	10/25/50	296	254,426
Series 2020-LTV01, Class A3, 144A
3.500%(cc)	06/25/50	42	40,972
Morgan Stanley Residential Mortgage Loan Trust,
Series 2023-NQM01, Class A2, 144A
7.530%	09/25/68	413	421,117
OBX Trust,
Series 2023-NQM09, Class A2, 144A
7.513%	10/25/63	112	114,503
Sequoia Mortgage Trust,
Series 2017-05, Class B1, 144A
3.779%(cc)	08/25/47	666	605,971
Series 2018-CH01, Class A2, 144A
3.500%(cc)	03/25/48	32	28,442
Series 2018-CH02, Class A3, 144A
4.000%(cc)	06/25/48	242	225,069
SG Residential Mortgage Trust,
Series 2019-03, Class A1, 144A
2.703%(cc)	09/25/59	23	22,327
Starwood Mortgage Residential Trust,
Series 2020-INV01, Class A1, 144A
1.027%(cc)	11/25/55	305	277,263
Towd Point Mortgage Trust,
Series 2019-01, Class A1, 144A
3.750%(cc)	03/25/58	63	59,902

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
UWM Mortgage Trust,
Series 2021-INV01, Class A15, 144A
2.500%(cc)	08/25/51		2,257	$1,800,561
Series 2021-INV02, Class A15, 144A
2.500%(cc)	09/25/51		914	729,017
Verus Securitization Trust,
Series 2019-04, Class A3, 144A
4.000%(cc)	11/25/59		220	212,569
Series 2019-INV03, Class A1, 144A
3.692%(cc)	11/25/59		196	190,008
Series 2020-INV01, Class A1, 144A
1.977%(cc)	03/25/60		14	13,866
Series 2020-INV01, Class A3, 144A
3.889%(cc)	03/25/60		220	212,641
Series 2021-01, Class A3, 144A
1.155%(cc)	01/25/66		298	255,124
Series 2021-05, Class A2, 144A
1.218%(cc)	09/25/66		532	436,897
Series 2021-07, Class A1, 144A
1.829%(cc)	10/25/66		2,881	2,501,129
Vista Point Securitization Trust,
Series 2020-02, Class A1, 144A
1.475%(cc)	04/25/65		595	544,098

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $21,678,741)				18,533,053

SOVEREIGN BONDS — 2.2%
Albania Government International Bond (Albania),
Sr. Unsec’d. Notes
3.500%	06/16/27	EUR	1,786	1,901,207
3.500%	11/23/31	EUR	1,990	1,925,307
5.900%	06/09/28	EUR	150	169,128
Sr. Unsec’d. Notes, 144A
3.500%	11/23/31	EUR	2,325	2,249,416
5.900%	06/09/28	EUR	1,730	1,950,608
Angolan Government International Bond (Angola),
Sr. Unsec’d. Notes
8.250%	05/09/28		5,160	4,747,200
Sr. Unsec’d. Notes, EMTN
8.000%	11/26/29		6,955	6,172,562
9.125%	11/26/49		2,100	1,714,125
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
0.000%	12/15/35(d)		9,945	348,075
3.625%(cc)	07/09/35		6,626	2,242,691
4.250%(cc)	01/09/38		7,210	2,845,187
Bahamas Government International Bond (Bahamas),
Sr. Unsec’d. Notes, 144A
6.000%	11/21/28		3,490	3,064,656
Bahrain Government International Bond (Bahrain),
Sr. Unsec’d. Notes
6.750%	09/20/29		1,760	1,785,300
7.000%	10/12/28		3,310	3,442,400
7.500%	09/20/47		1,600	1,503,000
Sr. Unsec’d. Notes, 144A, MTN
5.625%	05/18/34		5,700	5,151,375

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Barbados Government International Bond (Barbados),
Sr. Unsec’d. Notes, 144A
6.500%	10/01/29		450	$422,807
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes
5.000%	07/15/32		2,400	2,364,000
Brazil Notas do Tesouro Nacional (Brazil),
Notes, Series NTNF
10.000%	01/01/29	BRL	3,625	743,612
10.000%	01/01/31	BRL	23,436	4,764,682
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
5.625%	01/07/41		1,040	957,840
6.250%	03/18/31		500	518,490
Bulgaria Government International Bond (Bulgaria),
Sr. Unsec’d. Notes
4.875%	05/13/36	EUR	275	324,604
Sr. Unsec’d. Notes, 144A
4.500%	01/27/33	EUR	1,730	2,003,835
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.250%	09/21/71		1,450	969,234
3.500%	01/31/34		380	338,319
4.000%	01/31/52		430	353,003
4.950%	01/05/36		830	819,366
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
3.000%	01/30/30		2,225	1,871,086
3.125%	04/15/31		2,900	2,357,156
4.125%	05/15/51(a)		1,125	745,664
5.000%	06/15/45		5,770	4,453,719
5.625%	02/26/44		550	460,969
6.125%	01/18/41		465	421,842
8.000%	11/14/35		660	721,256
8.750%	11/14/53		620	712,031
Colombian TES (Colombia),
Bonds, Series B
7.000%	03/26/31	COP	10,091,400	2,245,042
Costa Rica Government International Bond (Costa Rica),
Sr. Unsec’d. Notes
5.625%	04/30/43		1,100	1,002,650
Unsec’d. Notes, 144A
7.300%	11/13/54		1,805	1,956,439
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
4.875%	09/23/32		3,705	3,368,364
5.875%	01/30/60		2,300	1,987,200
6.850%	01/27/45		4,625	4,599,562
Sr. Unsec’d. Notes, 144A
4.875%	09/23/32		7,665	6,968,558
7.050%	02/03/31		200	209,790
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes
3.500%(cc)	07/31/35		1,425	505,163
Sr. Unsec’d. Notes, 144A
5.771%(s)	07/31/30		847	240,029
6.000%(cc)	07/31/30		4,512	2,089,329

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes
5.800%	09/30/27		1,809	$1,390,103
6.588%	02/21/28		230	175,878
7.500%	01/31/27		1,467	1,232,280
7.625%	05/29/32		281	194,505
8.500%	01/31/47		4,970	3,084,506
Sr. Unsec’d. Notes, 144A, MTN
7.600%	03/01/29		485	368,903
8.500%	01/31/47		2,545	1,579,491
Sr. Unsec’d. Notes, EMTN
5.875%	02/16/31		945	616,613
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes
5.875%	01/30/25		1,925	1,802,883
7.650%	06/15/35		1,655	1,284,177
Emirate of Dubai Government International Bonds (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
3.900%	09/09/50		295	220,789
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A, MTN
2.250%	01/13/31		1,225	1,023,463
Sr. Unsec’d. Notes, EMTN
2.250%	01/13/31		2,400	2,005,152
3.250%	01/15/30		7,200	6,529,824
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
5.000%	01/11/28		460	468,289
5.125%	01/11/33		400	415,928
Ghana Government International Bond (Ghana),
Bank Gtd. Notes
10.750%	10/14/30		860	539,650
Sr. Unsec’d. Notes
6.375%	02/11/27		1,700	752,781
8.125%	01/18/26		275	125,555
Grenada Government International Bond (Grenada),
Sr. Unsec’d. Notes
7.000%	05/12/30		199	165,069
Guatemala Government Bond (Guatemala),
Sr. Unsec’d. Notes
4.875%	02/13/28		1,900	1,850,600
5.375%	04/24/32		2,300	2,227,550
Sr. Unsec’d. Notes, 144A
6.600%	06/13/36		3,775	3,878,812
7.050%	10/04/32		250	265,625
India Government Bond (India),
Sr. Unsec’d. Notes
7.180%	08/14/33	INR	92,200	1,106,793
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
3.550%	03/31/32		1,805	1,665,311
Sr. Unsec’d. Notes, EMTN
4.625%	04/15/43		5,020	4,907,050
5.250%	01/17/42		2,455	2,554,121
Indonesia Treasury Bond (Indonesia),
Bonds, Series 064
6.125%	05/15/28	IDR	44,927,000	2,888,727

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Bonds, Series 096
7.000%	02/15/33	IDR	39,124,000	$2,635,032
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
4.875%	01/30/32	EUR	1,500	1,392,012
6.125%	06/15/33(a)		7,870	7,225,644
6.625%	03/22/48	EUR	3,070	2,694,356
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes
8.000%	03/15/39		1,340	1,668,300
Jordan Government International Bond (Jordan),
Sr. Unsec’d. Notes
5.850%	07/07/30		6,450	5,980,359
Sr. Unsec’d. Notes, 144A
7.500%	01/13/29		1,885	1,906,206
7.750%	01/15/28		1,550	1,598,437
Mexican Bonos (Mexico),
Bonds, Series M
7.750%	05/29/31	MXN	100,244	5,512,151
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
6.350%	02/09/35		2,290	2,395,197
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes
3.000%	12/15/32		1,665	1,367,902
4.000%	12/15/50		5,775	4,145,367
Sr. Unsec’d. Notes, 144A
3.000%	12/15/32		1,700	1,396,656
6.500%	09/08/33		1,360	1,433,525
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes
7.875%	02/16/32		3,520	3,155,900
Sr. Unsec’d. Notes, EMTN
7.375%	09/28/33		600	510,563
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes
4.750%	06/15/26		2,650	2,615,219
5.375%	03/08/27		4,750	4,776,719
6.250%	01/25/31		725	761,477
6.500%	03/08/47		1,790	1,823,562
6.750%	10/28/27		1,300	1,371,094
6.750%	01/17/48		1,575	1,644,398
Sr. Unsec’d. Notes, 144A
6.750%	10/28/27		900	949,219
7.000%	01/25/51		685	737,659
Pakistan Government International Bond (Pakistan),
Sr. Unsec’d. Notes
7.875%	03/31/36		2,974	1,862,795
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.500%	01/19/63		2,080	1,359,150
6.400%	02/14/35		6,515	6,352,125
Sr. Unsub. Notes
2.252%	09/29/32		6,050	4,414,609
Paraguay Government International Bond (Paraguay),
Sr. Unsec’d. Notes
5.400%	03/30/50		2,310	2,059,365
5.600%	03/13/48		400	365,600

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, 144A
2.739%	01/29/33(a)		560	$459,200
4.950%	04/28/31		920	897,920
5.400%	03/30/50		200	178,300
5.850%	08/21/33		430	437,740
Perusahaan Penerbit SBSN Indonesia III (Indonesia),
Sr. Unsec’d. Notes
2.800%	06/23/30		5,450	4,908,406
4.150%	03/29/27		1,220	1,205,894
4.400%	03/01/28		200	199,022
4.550%	03/29/26		4,995	4,985,634
Sr. Unsec’d. Notes, EMTN
4.450%	02/20/29		946	941,566
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.780%	12/01/60		4,050	2,519,859
3.300%	03/11/41		1,500	1,163,438
3.550%	03/10/51		650	491,766
6.150%	08/12/32	PEN	2,870	756,029
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
2.650%	12/10/45		4,875	3,446,016
4.625%	07/17/28		200	200,375
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
4.400%	04/16/50		900	830,313
4.817%	03/14/49		4,475	4,347,865
Sr. Unsec’d. Notes, 144A
4.400%	04/16/50		1,160	1,070,181
Republic of Kenya Government International Bond (Kenya),
Sr. Unsec’d. Notes
7.250%	02/28/28		4,370	3,998,550
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
5.500%	04/04/53		660	686,671
Sr. Unsec’d. Notes, EMTN
3.875%	02/14/33	EUR	1,210	1,385,484
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
5.650%	09/27/47		1,190	949,025
5.875%	04/20/32		2,710	2,566,912
6.250%	03/08/41		1,050	932,531
7.300%	04/20/52		200	189,000
Romanian Government International Bond (Romania),
Notes, 144A
5.500%	09/18/28	EUR	1,450	1,638,953
Sr. Unsec’d. Notes
3.000%	02/14/31		1,850	1,572,815
4.000%	02/14/51		4,250	3,061,870
Sr. Unsec’d. Notes, 144A
3.000%	02/14/31		812	690,338
4.000%	02/14/51		640	461,082
Unsec’d. Notes, 144A
3.000%	02/27/27		2,240	2,083,200
Unsec’d. Notes, 144A, MTN
2.875%	04/13/42	EUR	650	484,566

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
4.500%	04/22/60	635	$548,283
Sr. Unsec’d. Notes, EMTN
3.250%	10/26/26	1,900	1,828,750
3.750%	01/21/55	1,820	1,380,925
5.000%	04/17/49	1,350	1,272,797
Senegal Government International Bond (Senegal),
Sr. Unsec’d. Notes
6.250%	05/23/33(a)	6,550	5,833,594
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
2.125%	12/01/30	6,975	5,577,070
6.500%	09/26/33	1,020	1,043,348
Sr. Unsec’d. Notes, 144A
6.250%	05/26/28	880	899,545
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes
6.125%	06/03/25(d)	6,440	3,285,108
6.825%	07/18/26(d)	1,250	637,500
6.850%	11/03/25(d)	3,825	1,949,555
Sr. Unsec’d. Notes, 144A
6.825%	07/18/26(d)	800	408,000
Suriname Government International Bond (Suriname),
Sr. Unsec’d. Notes, 144A
4.314%(s)	12/31/50	1,788	813,540
Sr. Unsec’d. Notes, 144A, Cash coupon 4.950% and PIK 3.000%
7.950%	07/15/33	3,695	3,191,741
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
4.250%	04/14/26	1,000	955,000
4.875%	04/16/43	2,795	2,040,629
6.000%	03/25/27	1,141	1,123,885
6.000%	01/14/41	1,700	1,439,135
6.500%	09/20/33	1,520	1,451,600
8.600%	09/24/27	1,425	1,517,625
9.375%	03/14/29	2,450	2,704,187
9.375%	01/19/33	950	1,071,125
9.875%	01/15/28	380	420,850
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
5.750%	10/28/34	2,090	2,262,425
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes
6.000%	12/09/20(d)	4,725	612,773
7.750%	10/13/19(d)	5,500	741,237
11.750%	10/21/26(d)	750	136,875
12.750%	08/23/22(d)	3,025	481,164
Vietnam Government International Bond (Vietnam),
Sr. Unsec’d. Notes
4.800%	11/19/24	1,100	1,084,875
Zambia Government International Bond (Zambia),
Unsec’d. Notes
5.375%	09/20/22(d)	1,279	711,597

TOTAL SOVEREIGN BONDS (cost $337,535,808)			311,304,163

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.8%
Federal Home Loan Mortgage Corp.
1.500%	02/01/36	562	$491,353
1.500%	02/01/36	1,516	1,324,545
1.500%	04/01/37	873	758,555
2.000%	08/01/36	604	544,854
2.000%	08/01/37	337	301,802
2.000%	03/01/42	2,189	1,868,299
2.000%	06/01/50	224	186,623
2.000%	07/01/50	181	148,451
2.000%	02/01/51	4,277	3,512,119
2.000%	04/01/51	933	764,780
2.000%	05/01/51	30	24,836
2.000%	05/01/51	1,176	964,031
2.000%	05/01/51	2,076	1,697,067
2.000%	07/01/51	16	13,543
2.000%	12/01/51	1,267	1,036,872
2.000%	03/01/52	365	302,820
2.000%	03/01/52	3,228	2,638,028
2.000%	04/01/52	623	509,256
2.000%	04/01/52	733	603,490
2.000%	05/01/52	190	157,405
2.000%	07/01/52	673	550,171
2.500%	07/01/37	107	98,935
2.500%	07/01/37	937	863,579
2.500%	03/01/42	1,082	962,224
2.500%	07/01/50	156	134,241
2.500%	07/01/50	1,221	1,047,545
2.500%	10/01/50	311	266,203
2.500%	05/01/51	142	122,736
2.500%	06/01/51	440	381,187
2.500%	07/01/51	188	161,240
2.500%	08/01/51	365	312,039
2.500%	08/01/51	1,160	987,572
2.500%	01/01/52	2,544	2,180,288
2.500%	04/01/52	6,428	5,469,812
2.500%	05/01/52	7,346	6,251,350
2.500%	07/01/52	85	72,645
3.000%	05/01/30	154	149,594
3.000%	11/01/33	289	273,571
3.000%	02/01/34	287	274,262
3.000%	04/01/34	24	22,635
3.000%	11/01/42	8	7,431
3.000%	01/01/43	10	8,801
3.000%	02/01/43	3	2,888
3.000%	02/01/43	7	6,067
3.000%	02/01/43	29	26,437
3.000%	03/01/43	26	24,268
3.000%	03/01/45	4	3,373
3.000%	04/01/45	30	27,363
3.000%	06/01/45	6	5,612
3.000%	06/01/45	48	44,129
3.000%	07/01/45	28	26,027
3.000%	02/01/47	203	184,247
3.000%	02/01/48	4	3,895
3.000%	09/01/49	350	317,623
3.000%	11/01/49	351	316,705
3.000%	02/01/50	133	119,460
3.000%	06/01/50	149	134,255

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	08/01/50	635	$572,159
3.000%	09/01/51	1,626	1,451,871
3.000%	11/01/51	1,104	976,740
3.000%	01/01/52	545	483,556
3.000%	06/01/52	3,194	2,825,870
3.500%	02/01/34	42	40,986
3.500%	04/01/42	5	5,136
3.500%	04/01/42	57	54,483
3.500%	08/01/42	8	7,543
3.500%	08/01/42	12	10,979
3.500%	08/01/42	57	54,319
3.500%	09/01/42	1	568
3.500%	09/01/42	14	13,020
3.500%	09/01/42	82	77,235
3.500%	10/01/42	2	1,433
3.500%	10/01/42	21	20,291
3.500%	11/01/42	9	8,785
3.500%	12/01/42	104	97,766
3.500%	01/01/43	99	93,107
3.500%	04/01/43	3	2,930
3.500%	04/01/43	12	11,823
3.500%	04/01/43	78	73,917
3.500%	05/01/43	220	207,102
3.500%	10/01/43	25	23,840
3.500%	01/01/44	96	90,977
3.500%	03/01/44	160	150,670
3.500%	05/01/45	72	67,487
3.500%	06/01/45	14	13,208
3.500%	06/01/45	93	86,946
3.500%	12/01/46	742	692,898
3.500%	01/01/48	1,181	1,103,219
3.500%	03/01/48	538	502,661
3.500%	10/01/49	30	27,569
3.500%	12/01/49	71	66,188
3.500%	01/01/50	548	510,240
3.500%	02/01/50	1,498	1,400,926
3.500%	05/01/51	1,133	1,047,793
3.500%	04/01/52	6	5,606
3.500%	05/01/52	951	872,852
4.000%	06/01/33	48	46,602
4.000%	10/01/34	19	18,768
4.000%	08/01/37	856	842,816
4.000%	05/01/38	105	101,997
4.000%	10/01/40	1	1,210
4.000%	10/01/40	2	2,037
4.000%	10/01/40	7	6,376
4.000%	11/01/40	3	2,577
4.000%	12/01/40	1	940
4.000%	12/01/40	61	59,326
4.000%	12/01/40	147	142,310
4.000%	12/01/40	202	197,372
4.000%	02/01/41	41	39,673
4.000%	04/01/41	253	247,282
4.000%	10/01/41	15	14,292
4.000%	10/01/41	46	44,615
4.000%	12/01/41	33	32,127
4.000%	02/01/42	109	105,831
4.000%	03/01/42	3	2,959

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	04/01/42	5		$4,512
4.000%	04/01/42	12		11,873
4.000%	04/01/42	27		26,679
4.000%	07/01/42	252		245,393
4.000%	09/01/42	17		16,711
4.000%	11/01/42	113		110,237
4.000%	05/01/43	20		19,029
4.000%	09/01/43	77		75,284
4.000%	02/01/45	38		36,976
4.000%	05/01/45	14		13,908
4.000%	01/01/46	810		788,929
4.000%	04/01/46	2		2,242
4.000%	04/01/46	5		4,668
4.000%	04/01/46	84		81,014
4.000%	10/01/47	2		1,630
4.000%	04/01/48	2		2,275
4.000%	06/01/48	65		62,730
4.000%	02/01/50	1,247		1,199,498
4.500%	09/01/37	83		82,795
4.500%	05/01/39	20		20,164
4.500%	05/01/39	20		20,263
4.500%	06/01/39	13		12,585
4.500%	08/01/39	88		88,285
4.500%	09/01/39	7		6,514
4.500%	10/01/39	2		2,491
4.500%	10/01/39	6		5,910
4.500%	10/01/39	34		33,901
4.500%	10/01/39	119		118,507
4.500%	10/01/39	270		269,739
4.500%	12/01/39	8		8,371
4.500%	03/01/40	17		16,901
4.500%	05/01/40	8		8,170
4.500%	08/01/40	19		18,965
4.500%	08/01/40	30		29,676
4.500%	10/01/40	23		22,719
4.500%	11/01/40	16		16,109
4.500%	01/01/41	29		28,797
4.500%	02/01/41	4		3,725
4.500%	02/01/41	5		5,005
4.500%	02/01/41	5		5,030
4.500%	02/01/41	11		10,635
4.500%	03/01/41	23		23,476
4.500%	04/01/41	38		37,603
4.500%	04/01/41	68		67,676
4.500%	10/01/41	185		185,221
4.500%	01/01/42	11		10,601
4.500%	03/01/44	3		2,790
4.500%	03/01/44	9		9,113
4.500%	03/01/44	11		10,432
4.500%	12/01/48	184		181,702
4.500%	05/01/50	63		61,434
5.000%	07/01/25	—(r	)	1
5.000%	07/01/33	—(r	)	153
5.000%	11/01/33	1		580
5.000%	11/01/33	1		827
5.000%	11/01/33	1		1,262
5.000%	11/01/33	2		1,600
5.000%	07/01/35	250		254,058

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	11/01/35	38		$38,421
5.000%	12/01/35	—(r	)	442
5.000%	04/01/40	2		2,005
5.000%	04/01/40	17		16,868
5.000%	06/01/40	18		18,695
5.000%	07/01/40	2		1,959
5.000%	07/01/40	12		11,848
5.000%	08/01/40	7		7,476
5.000%	08/01/40	20		20,721
5.000%	08/01/40	60		60,730
5.000%	06/01/41	33		33,631
5.000%	07/01/41	2		2,119
5.000%	07/01/41	3		3,150
5.000%	07/01/41	9		8,982
5.000%	07/01/41	12		12,124
5.000%	09/01/52	2,053		2,032,596
5.000%	05/01/53	304		300,593
5.500%	03/01/34	8		8,656
5.500%	07/01/35	5		5,623
5.500%	01/01/38	159		164,284
5.500%	06/01/41	58		60,158
5.500%	08/01/53	2,791		2,804,243
6.000%	10/01/32	—(r	)	30
6.000%	03/01/33	2		1,673
6.000%	12/01/33	4		4,113
6.000%	12/01/33	46		47,685
6.000%	06/01/37	—(r	)	307
6.000%	07/01/38	1		1,303
6.000%	08/01/38	2		2,500
6.500%	08/01/36	3		3,134
6.500%	09/01/39	8		8,123
7.000%	06/01/32	—(r	)	280
7.000%	06/01/32	—(r	)	374
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 1.625% (Cap 10.381%, Floor 1.625%)
4.849%(c)	04/01/37	8		7,795
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 1.725% (Cap 10.850%, Floor 1.725%)
5.975%(c)	07/01/35	—(r	)	202
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 1.733% (Cap 10.042%, Floor 1.733%)
4.108%(c)	02/01/37	3		3,383
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 1.750% (Cap 10.072%, Floor 1.750%)
4.125%(c)	02/01/35	1		837
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 1.750% (Cap 8.250%, Floor 1.750%)
6.000%(c)	07/01/41	42		42,014
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 1.750% (Cap 8.451%, Floor 1.750%)
5.891%(c)	12/01/40	23		23,629
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 1.785% (Cap 9.785%, Floor 1.785%)
4.035%(c)	02/01/37	—(r	)	137
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 1.823% (Cap 10.023%, Floor 1.823%)
6.073%(c)	03/01/36	1		1,049

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 1.842% (Cap 10.845%, Floor 1.842%)
4.824%(c)	01/01/37	2		$1,562
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 1.915% (Cap 7.679%, Floor 1.915%)
5.731%(c)	10/01/42	7		6,763
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 1.917% (Cap 10.560%, Floor 1.917%)
4.292%(c)	02/01/37	1		745
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 1.930% (Cap 10.966%, Floor 1.930%)
6.187%(c)	12/01/36	—(r	)	317
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 2.030% (Cap 11.126%, Floor 2.030%)
6.276%(c)	11/01/36	1		1,201
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 2.220% (Cap 11.100%, Floor 2.220%)
4.558%(c)	02/01/37	1		1,140
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate CMT + 2.250% (Cap 11.385%, Floor 2.250%)
6.340%(c)	10/01/36	—(r	)	173
Federal National Mortgage Assoc.
1.500%	04/01/37	972		844,031
1.500%	05/01/37	1,372		1,191,500
1.500%	01/01/42	1,539		1,275,568
2.000%	05/01/36	548		492,261
2.000%	09/01/36	840		757,739
2.000%	09/01/36	860		775,041
2.000%	03/01/37	2,810		2,518,399
2.000%	05/01/37	2,739		2,454,619
2.000%	06/01/37	349		312,766
2.000%	07/01/37	56		50,379
2.000%	08/01/37	2,173		1,947,177
2.000%	03/01/42	222		189,899
2.000%	04/01/42	2,565		2,190,039
2.000%	08/01/42	58		49,128
2.000%	07/01/50	69		57,383
2.000%	08/01/50	774		637,668
2.000%	10/01/50	101		84,714
2.000%	10/01/50	679		558,141
2.000%	11/01/50	58		47,696
2.000%	12/01/50	6,516		5,361,398
2.000%	02/01/51	4,571		3,754,223
2.000%	03/01/51	4,976		4,085,524
2.000%	04/01/51	4,490		3,686,284
2.000%	05/01/51	29		24,003
2.000%	05/01/51	3,779		3,099,764
2.000%	07/01/51	13		10,896
2.000%	07/01/51	29		24,063
2.000%	07/01/51	29		24,384
2.000%	12/01/51	4,527		3,705,469
2.000%	02/01/52	1,193		976,017
2.000%	02/01/52	1,384		1,147,187
2.000%	02/01/52	1,536		1,256,593
2.000%	02/01/52	3,046		2,492,422
2.000%	02/01/52	6,091		4,980,564
2.000%	03/01/52	707		585,069
2.000%	03/01/52	10,099		8,253,758

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.000%	04/01/52	966	$789,861
2.000%	05/01/52	101	82,936
2.500%	11/01/29	5	4,496
2.500%	01/01/31	34	32,013
2.500%	11/01/34	1,101	1,040,311
2.500%	11/01/36	1,039	963,248
2.500%	02/01/37	2,128	1,963,350
2.500%	04/01/37	458	415,681
2.500%	05/01/37	1,016	935,431
2.500%	10/01/37	55	49,958
2.500%	07/01/50	894	771,045
2.500%	09/01/50	628	543,581
2.500%	09/01/50	3,692	3,194,575
2.500%	01/01/51	345	296,278
2.500%	02/01/51	350	300,057
2.500%	05/01/51	171	147,289
2.500%	05/01/51	173	148,183
2.500%	05/01/51	224	192,518
2.500%	05/01/51	2,315	1,974,491
2.500%	06/01/51	337	290,420
2.500%	06/01/51	587	508,996
2.500%	06/01/51	2,148	1,829,021
2.500%	07/01/51	332	283,115
2.500%	07/01/51	534	454,439
2.500%	08/01/51	132	112,548
2.500%	08/01/51	287	245,409
2.500%	08/01/51	1,358	1,162,444
2.500%	08/01/51	3,334	2,864,486
2.500%	10/01/51	2,233	1,914,552
2.500%	10/01/51	2,682	2,302,287
2.500%	12/01/51	58	49,642
2.500%	01/01/52	353	300,278
2.500%	01/01/52	554	471,893
2.500%	01/01/52	861	739,486
2.500%	01/01/52	3,947	3,378,880
2.500%	03/01/52	120	102,548
2.500%	03/01/52	237	204,437
2.500%	04/01/52	936	796,343
2.500%	04/01/52	1,587	1,350,911
3.000%	TBA	153,165	135,473,246
3.000%	01/01/27	31	29,765
3.000%	08/01/27	3	2,510
3.000%	08/01/27	3	2,548
3.000%	10/01/27	8	8,031
3.000%	11/01/27	3	2,575
3.000%	12/01/27	5	4,471
3.000%	01/01/28	5	4,508
3.000%	02/01/28	4	3,527
3.000%	03/01/28	5	4,374
3.000%	04/01/28	4	3,628
3.000%	05/01/28	5	4,986
3.000%	06/01/28	5	4,479
3.000%	07/01/28	5	4,585
3.000%	08/01/28	5	5,224
3.000%	09/01/28	6	5,745
3.000%	11/01/28	98	94,474
3.000%	01/01/29	4	3,982
3.000%	02/01/29	97	93,078

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	03/01/29	7	$7,035
3.000%	12/01/32	44	42,290
3.000%	03/01/33	16	15,725
3.000%	06/01/33	1	919
3.000%	12/01/34	17	16,374
3.000%	12/01/34	62	59,111
3.000%	01/01/35	102	97,179
3.000%	05/01/35	1,766	1,670,355
3.000%	06/01/35	181	171,856
3.000%	01/01/40	1,242	1,157,052
3.000%	04/01/40	2,143	1,975,196
3.000%	09/01/42	100	91,865
3.000%	10/01/42	84	76,957
3.000%	10/01/42	229	210,944
3.000%	11/01/42	50	46,159
3.000%	11/01/42	54	49,484
3.000%	02/01/43	2	1,964
3.000%	02/01/43	3	2,543
3.000%	02/01/43	5	4,487
3.000%	02/01/43	9	7,863
3.000%	02/01/43	13	12,216
3.000%	02/01/43	40	37,172
3.000%	04/01/43	3	3,082
3.000%	04/01/43	1,007	925,865
3.000%	05/01/43	5	4,665
3.000%	05/01/43	13	12,269
3.000%	05/01/43	22	20,208
3.000%	05/01/43	136	125,040
3.000%	07/01/43	41	37,629
3.000%	08/01/43	16	14,580
3.000%	08/01/43	147	132,937
3.000%	09/01/43	201	184,663
3.000%	02/01/44	19	17,439
3.000%	12/01/44	2	1,486
3.000%	05/01/45	46	41,999
3.000%	08/01/45	113	103,468
3.000%	05/01/46	1,159	1,050,838
3.000%	08/01/46	97	87,535
3.000%	10/01/46	51	46,578
3.000%	11/01/46	41	37,462
3.000%	11/01/46	134	121,823
3.000%	11/01/46	193	174,718
3.000%	11/01/46	364	330,291
3.000%	11/01/46	1,387	1,275,131
3.000%	11/01/46	1,845	1,675,921
3.000%	01/01/47	1,072	972,541
3.000%	06/01/47	388	352,976
3.000%	03/01/48	7	6,675
3.000%	08/01/49	305	276,557
3.000%	11/01/49	81	72,827
3.000%	02/01/50	84	75,050
3.000%	03/01/50	281	252,601
3.000%	05/01/50	15	13,884
3.000%	05/01/50	5,728	5,130,793
3.000%	07/01/50	139	124,714
3.000%	08/01/50	233	206,957
3.000%	08/01/50	408	362,983
3.000%	09/01/50	13	11,602

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	10/01/50	767	$684,388
3.000%	02/01/52	1,334	1,180,448
3.000%	04/01/52	3,388	2,997,926
3.500%	TBA	19,085	17,507,506
3.500%	07/01/30	11	10,710
3.500%	08/01/30	57	55,958
3.500%	07/01/32	169	162,832
3.500%	12/01/33	822	798,911
3.500%	01/01/34	2	1,916
3.500%	01/01/34	4	3,880
3.500%	01/01/34	8	8,067
3.500%	01/01/34	13	12,869
3.500%	05/01/34	325	317,030
3.500%	07/01/34	16	15,249
3.500%	07/01/34	44	43,460
3.500%	08/01/34	56	55,124
3.500%	02/01/35	38	36,117
3.500%	09/01/37	29	27,950
3.500%	12/01/41	26	24,632
3.500%	06/01/42	43	40,446
3.500%	06/01/42	88	83,078
3.500%	07/01/42	51	48,280
3.500%	08/01/42	112	104,763
3.500%	09/01/42	200	187,424
3.500%	10/01/42	181	169,926
3.500%	11/01/42	29	27,748
3.500%	01/01/43	31	29,097
3.500%	01/01/43	214	201,282
3.500%	04/01/43	22	20,881
3.500%	05/01/43	296	278,901
3.500%	06/01/43	117	110,073
3.500%	06/01/43	126	118,145
3.500%	07/01/43	14	13,441
3.500%	07/01/43	36	33,959
3.500%	07/01/43	46	43,765
3.500%	07/01/43	73	68,680
3.500%	07/01/43	146	137,288
3.500%	08/01/43	33	30,765
3.500%	08/01/43	37	34,657
3.500%	03/01/44	194	182,285
3.500%	11/01/45	13	12,473
3.500%	12/01/45	494	463,741
3.500%	12/01/45	1,932	1,803,166
3.500%	01/01/46	13	12,202
3.500%	01/01/46	149	139,302
3.500%	01/01/46	201	188,797
3.500%	05/01/46	67	63,004
3.500%	06/01/46	233	219,751
3.500%	02/01/47	1,091	1,027,852
3.500%	08/01/47	30	28,091
3.500%	09/01/47	14	13,481
3.500%	10/01/47	63	58,670
3.500%	11/01/47	17	16,140
3.500%	01/01/48	82	77,424
3.500%	02/01/48	362	337,926
3.500%	12/01/48	708	660,722
3.500%	06/01/49	344	320,397
3.500%	06/01/49	1,259	1,182,106

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	06/01/49	1,484	$1,385,289
3.500%	07/01/50	729	680,337
3.500%	08/01/50	92	85,747
3.500%	01/01/52	1,175	1,083,282
4.000%	TBA	15,385	14,550,244
4.000%	11/01/31	11	11,241
4.000%	07/01/35	454	449,892
4.000%	11/01/40	20	19,520
4.000%	11/01/40	136	132,404
4.000%	12/01/40	182	175,475
4.000%	01/01/41	22	21,803
4.000%	01/01/41	119	115,577
4.000%	02/01/41	22	21,861
4.000%	02/01/41	72	70,677
4.000%	03/01/41	190	185,301
4.000%	04/01/41	63	61,584
4.000%	10/01/41	74	71,897
4.000%	11/01/41	65	63,665
4.000%	01/01/42	87	84,358
4.000%	01/01/42	90	87,075
4.000%	02/01/42	12	11,429
4.000%	02/01/42	67	64,833
4.000%	02/01/42	100	97,078
4.000%	08/01/42	238	232,170
4.000%	10/01/43	41	40,250
4.000%	05/01/45	46	44,567
4.000%	06/01/45	76	72,538
4.000%	07/01/45	24	23,550
4.000%	09/01/45	40	38,433
4.000%	09/01/45	837	814,544
4.000%	10/01/45	2,457	2,389,671
4.000%	12/01/45	39	36,915
4.000%	03/01/46	150	145,968
4.000%	03/01/46	167	162,563
4.000%	09/01/46	37	35,363
4.000%	02/01/47	2,024	1,950,906
4.000%	08/01/47	447	431,219
4.000%	12/01/47	31	29,725
4.000%	10/01/48	582	562,740
4.000%	12/01/49	174	166,237
4.000%	10/01/51	436	416,466
4.000%	08/01/52	223	210,569
4.000%	09/01/52	1,037	980,796
4.500%	TBA	12,390	12,009,588
4.500%	03/01/39	42	42,058
4.500%	06/01/39	21	20,850
4.500%	08/01/39	58	57,592
4.500%	09/01/39	68	68,151
4.500%	11/01/39	20	19,539
4.500%	12/01/39	99	98,720
4.500%	12/01/39	235	234,488
4.500%	04/01/40	154	153,358
4.500%	07/01/40	17	16,948
4.500%	09/01/40	179	178,809
4.500%	11/01/40	263	262,226
4.500%	12/01/40	19	18,613
4.500%	12/01/40	30	29,649
4.500%	12/01/40	127	127,097

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	02/01/41	30		$29,982
4.500%	02/01/41	30		30,428
4.500%	02/01/41	45		44,617
4.500%	02/01/41	80		79,805
4.500%	04/01/41	235		234,787
4.500%	05/01/41	7		6,696
4.500%	05/01/41	238		237,231
4.500%	06/01/41	19		19,323
4.500%	06/01/41	21		20,867
4.500%	08/01/41	3		3,126
4.500%	10/01/41	3		3,038
4.500%	10/01/41	5		5,097
4.500%	11/01/41	4		3,661
4.500%	11/01/41	78		77,730
4.500%	04/01/42	34		33,807
4.500%	08/01/42	8		8,041
4.500%	09/01/42	6		5,741
4.500%	09/01/42	12		11,530
4.500%	10/01/42	46		45,589
4.500%	09/01/43	13		13,196
4.500%	11/01/43	10		10,370
4.500%	06/01/44	14		14,116
4.500%	10/01/44	42		41,842
4.500%	02/01/45	10		9,937
4.500%	02/01/45	21		21,241
4.500%	10/01/45	26		25,763
4.500%	02/01/46	36		35,655
4.500%	06/01/46	6		6,371
4.500%	11/01/46	14		13,532
4.500%	12/01/46	28		28,071
4.500%	01/01/47	5		5,180
4.500%	01/01/47	9		8,510
4.500%	02/01/47	12		12,188
4.500%	11/01/47	409		406,485
4.500%	08/01/48	71		70,124
4.500%	12/01/48	294		290,044
4.500%	09/01/49	1,400		1,379,400
4.500%	01/01/50	58		56,933
4.500%	05/01/50	48		46,674
4.500%	07/01/52	133		128,972
4.500%	08/01/52	1,673		1,622,631
4.500%	10/01/52	376		364,486
4.500%	01/01/53	3,927		3,808,092
5.000%	TBA	31,540		31,202,424
5.000%	06/01/24	—(r	)	62
5.000%	09/01/25	—(r	)	354
5.000%	04/01/34	2		1,693
5.000%	07/01/34	2		1,843
5.000%	03/01/35	79		80,454
5.000%	04/01/35	9		8,858
5.000%	04/01/35	89		90,208
5.000%	05/01/35	10		10,382
5.000%	06/01/35	3		2,814
5.000%	06/01/35	5		4,926
5.000%	06/01/35	11		10,869
5.000%	09/01/35	7		6,772
5.000%	10/01/35	13		13,171
5.000%	10/01/35	69		70,548

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	03/01/36	25	$25,689
5.000%	12/01/36	2	2,395
5.000%	12/01/36	86	87,520
5.000%	07/01/37	2	1,776
5.000%	07/01/37	240	244,329
5.000%	02/01/38	9	9,334
5.000%	05/01/38	62	62,969
5.000%	06/01/39	8	7,918
5.000%	06/01/39	37	37,112
5.000%	06/01/40	29	29,200
5.000%	06/01/40	36	37,003
5.000%	08/01/40	56	56,632
5.000%	04/01/41	113	114,605
5.000%	06/01/41	7	6,568
5.000%	06/01/41	18	18,170
5.000%	08/01/41	4	3,542
5.000%	09/01/41	48	49,089
5.000%	01/01/42	63	63,821
5.000%	02/01/42	18	18,059
5.000%	05/01/42	34	34,341
5.000%	07/01/42	76	76,730
5.000%	11/01/44	111	112,353
5.000%	07/01/45	304	308,480
5.000%	12/01/47	559	568,136
5.000%	02/01/49	332	336,714
5.000%	08/01/52	548	542,944
5.000%	10/01/52	28	27,517
5.000%	07/01/53	426	420,981
5.000%	09/01/53	840	830,790
5.289%(cc)	08/01/41	27	27,242
5.500%	TBA	1,910	1,918,058
5.500%	09/01/34	34	34,932
5.500%	11/01/34	3	2,653
5.500%	12/01/34	10	10,491
5.500%	04/01/35	6	6,408
5.500%	11/01/35	32	33,407
5.500%	12/01/35	9	8,959
5.500%	01/01/36	1	1,269
5.500%	01/01/36	9	8,852
5.500%	03/01/36	1	1,417
5.500%	03/01/36	2	1,894
5.500%	05/01/36	41	42,132
5.500%	05/01/36	82	84,728
5.500%	07/01/36	178	183,207
5.500%	11/01/36	1	746
5.500%	08/01/37	2	2,030
5.500%	08/01/37	13	13,106
5.500%	08/01/37	50	51,470
5.500%	08/01/37	93	95,359
5.500%	09/01/37	34	34,931
5.500%	02/01/38	12	12,859
5.500%	02/01/38	83	85,296
5.500%	09/01/38	48	49,683
5.500%	04/01/39	27	27,358
5.500%	05/01/39	27	27,572
5.500%	03/01/40	51	52,676
5.500%	09/01/41	1	611
5.500%	09/01/41	79	81,802

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	03/01/53	708		$710,556
5.500%	10/01/53	828		832,113
6.000%	TBA	1,175		1,192,992
6.000%	11/01/32	2		2,073
6.000%	03/01/33	2		2,070
6.000%	04/01/33	2		2,040
6.000%	02/01/34	21		21,639
6.000%	08/01/34	2		1,667
6.000%	11/01/34	1		1,364
6.000%	11/01/34	89		92,283
6.000%	11/01/35	16		16,433
6.000%	12/01/35	3		3,042
6.000%	02/01/36	112		116,554
6.000%	04/01/36	—(r	)	9
6.000%	05/01/36	26		27,675
6.000%	05/01/36	33		34,674
6.000%	06/01/36	3		3,608
6.000%	09/01/36	3		3,284
6.000%	09/01/36	233		242,261
6.000%	11/01/36	7		7,235
6.000%	12/01/36	1		1,358
6.000%	01/01/37	—(r	)	23
6.000%	01/01/37	3		3,112
6.000%	02/01/37	2		2,422
6.000%	02/01/37	29		30,146
6.000%	03/01/37	12		12,991
6.000%	03/01/37	76		79,176
6.000%	03/01/37	187		195,382
6.000%	05/01/37	—(r	)	35
6.000%	05/01/37	2		1,674
6.000%	06/01/37	4		3,729
6.000%	08/01/37	26		27,417
6.000%	08/01/37	146		151,612
6.000%	10/01/37	3		2,812
6.000%	02/01/38	12		12,301
6.000%	03/01/38	112		116,986
6.000%	04/01/38	4		4,332
6.000%	05/01/38	27		27,878
6.000%	08/01/38	3		3,622
6.000%	09/01/38	5		5,518
6.000%	10/01/38	24		24,738
6.000%	12/01/38	1		1,163
6.000%	04/01/39	2		1,773
6.000%	06/01/39	29		30,188
6.000%	09/01/39	132		137,693
6.000%	10/01/39	36		37,829
6.000%	02/01/40	17		18,165
6.000%	10/01/40	31		32,039
6.000%	12/01/52	767		780,567
6.000%	01/01/53	1,808		1,862,043
6.000%	02/01/53	1,965		2,023,884
6.000%	09/01/53	705		715,903
6.500%	TBA	520		532,858
6.500%	07/01/32	1		974
6.500%	07/01/32	8		8,503
6.500%	07/01/32	14		14,330
6.500%	12/01/32	1		1,506
6.500%	12/01/32	3		3,552

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.500%	07/01/35	4		$4,051
6.500%	12/01/35	34		35,252
6.500%	07/01/36	1		554
6.500%	07/01/36	129		134,049
6.500%	08/01/36	5		5,617
6.500%	08/01/36	23		24,084
6.500%	08/01/36	29		30,114
6.500%	09/01/36	14		14,346
6.500%	09/01/36	58		60,044
6.500%	10/01/36	2		1,607
6.500%	10/01/36	28		29,652
6.500%	11/01/36	1		1,420
6.500%	12/01/36	1		719
6.500%	10/01/37	1		1,010
6.500%	10/01/37	24		25,578
6.500%	10/01/37	94		99,127
6.500%	08/01/38	10		10,610
6.500%	06/01/39	7		7,478
6.500%	10/01/39	36		37,769
6.500%	05/01/40	33		34,411
6.500%	05/01/40	37		39,393
6.500%	11/01/53	1,888		1,939,721
6.703%(cc)	02/01/39	11		11,122
7.000%	01/01/31	—(r	)	35
7.000%	04/01/32	—(r	)	30
7.000%	04/01/37	8		8,722
Federal National Mortgage Assoc., 1 Year RFUCCT + 1.340% (Cap
11.165%, Floor 1.340%)
3.590%(c)	12/01/35	1		853
Federal National Mortgage Assoc., 1 Year RFUCCT + 1.553% (Cap
9.886%, Floor 1.553%)
5.242%(c)	07/01/35	1		583
Federal National Mortgage Assoc., 1 Year RFUCCT + 1.584% (Cap
10.387%, Floor 1.584%)
5.330%(c)	12/01/35	2		2,315
Federal National Mortgage Assoc., 1 Year RFUCCT + 1.655% (Cap
11.030%, Floor 1.655%)
5.905%(c)	08/01/37	—(r	)	494
Federal National Mortgage Assoc., 1 Year RFUCCT + 1.700% (Cap
10.515%, Floor 1.700%)
5.950%(c)	11/01/37	5		4,549
Federal National Mortgage Assoc., 1 Year RFUCCT + 1.800% (Cap
7.702%, Floor 1.800%)
4.348%(c)	01/01/42	20		20,872
Federal National Mortgage Assoc., 1 Year RFUCCT + 1.806% (Cap
8.520%, Floor 1.806%)
6.048%(c)	12/01/40	34		34,517
Federal National Mortgage Assoc., 1 Year RFUCCT + 1.818% (Cap
7.670%, Floor 1.818%)
4.304%(c)	02/01/42	6		6,065
Federal National Mortgage Assoc., 1 Year RFUCCT + 1.869% (Cap
11.075%, Floor 1.869%)
6.119%(c)	08/01/36	1		1,443
Federal National Mortgage Assoc., 1 Year RFUCCT + 1.892% (Cap
10.733%, Floor 1.892%)
4.779%(c)	12/01/35	1		758
Government National Mortgage Assoc.
1.500%	12/20/36	185		159,856

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
1.500%	01/20/37	241	$207,878
1.500%	02/20/37	467	403,191
1.500%	05/20/37	407	351,322
2.000%	03/20/51	1,244	1,053,862
2.000%	07/20/51	2,968	2,513,710
2.000%	08/20/51	7,548	6,391,747
2.000%	01/20/52	3,350	2,833,835
2.000%	03/20/52	1,453	1,229,293
2.500%	08/20/50	807	707,326
2.500%	08/20/51	758	662,519
2.500%	10/20/51	7,311	6,393,370
2.500%	11/20/51	1,581	1,382,531
2.500%	12/20/51	1,871	1,635,943
2.500%	03/20/52	4,141	3,619,620
3.000%	10/15/42	9	8,067
3.000%	12/15/42	3	2,502
3.000%	05/15/43	8	6,889
3.000%	06/15/43	1	981
3.000%	07/15/43	18	16,825
3.000%	08/20/43	201	185,225
3.000%	09/20/43	197	181,483
3.000%	01/20/44	21	18,892
3.000%	02/20/44	71	65,055
3.000%	05/20/45	1,196	1,102,152
3.000%	05/20/46	33	29,739
3.000%	05/20/46	67	61,547
3.000%	05/20/46	159	146,133
3.000%	06/20/46	158	143,841
3.000%	07/20/46	45	41,237
3.000%	07/20/46	69	62,689
3.000%	07/20/46	73	67,507
3.000%	07/20/46	99	90,231
3.000%	07/20/46	203	184,854
3.000%	07/20/46	206	187,137
3.000%	08/20/46	56	51,321
3.000%	08/20/46	90	81,650
3.000%	08/20/46	91	82,628
3.000%	09/20/46	43	39,592
3.000%	09/20/46	51	46,577
3.000%	10/20/46	2,124	1,950,923
3.000%	11/20/46	974	893,645
3.000%	08/20/49	101	90,835
3.000%	10/20/49	240	213,221
3.000%	12/20/49	5	4,155
3.000%	01/20/50	6	5,496
3.000%	04/20/50	71	65,073
3.000%	05/20/50	552	493,003
3.000%	07/20/50	79	72,189
3.000%	07/20/50	133	116,513
3.000%	05/20/51	621	563,628
3.000%	06/20/51	486	440,776
3.000%	07/20/51	2,903	2,630,841
3.000%	10/20/51	2,131	1,930,384
3.000%	06/20/52	629	569,684
3.500%	05/20/42	6	5,991
3.500%	08/20/42	156	148,215
3.500%	11/20/42	3	3,268
3.500%	12/20/42	81	77,288

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	03/20/43	200	$186,945
3.500%	04/20/43	8	7,584
3.500%	05/20/43	107	101,543
3.500%	08/20/43	6	5,693
3.500%	11/15/43	261	246,612
3.500%	03/20/44	1	1,056
3.500%	10/20/44	32	30,102
3.500%	02/15/45	38	35,850
3.500%	02/20/45	101	94,878
3.500%	03/20/46	461	434,659
3.500%	04/20/46	7	6,799
3.500%	05/20/46	2	1,902
3.500%	05/20/46	2	2,127
3.500%	05/20/46	3	3,027
3.500%	05/20/46	4	3,657
3.500%	05/20/46	5	4,471
3.500%	05/20/46	6	6,052
3.500%	06/20/46	4	3,665
3.500%	06/20/46	4	4,191
3.500%	06/20/46	5	4,887
3.500%	06/20/46	6	5,195
3.500%	06/20/46	18	16,625
3.500%	06/20/46	1,152	1,085,534
3.500%	07/20/46	88	83,182
3.500%	07/20/46	335	316,360
3.500%	09/20/46	106	99,859
3.500%	10/20/46	1,219	1,148,894
3.500%	12/20/47	896	845,050
3.500%	02/20/48	37	34,851
3.500%	12/20/49	1	475
3.500%	12/20/49	1	1,316
3.500%	12/20/49	2	1,897
3.500%	01/20/50	409	385,097
3.500%	03/20/50	788	737,647
3.500%	04/20/50	104	97,729
3.500%	05/20/50	158	148,218
3.500%	11/20/50	170	160,087
3.500%	07/20/52	2,069	1,925,355
4.000%	09/20/25	2	2,347
4.000%	11/20/25	6	5,663
4.000%	01/20/26	2	1,693
4.000%	10/20/40	15	14,617
4.000%	02/20/41	17	16,679
4.000%	03/20/41	67	65,466
4.000%	05/20/41	135	131,974
4.000%	10/15/41	6	6,271
4.000%	10/15/41	27	26,075
4.000%	10/15/41	31	30,333
4.000%	10/20/41	180	176,190
4.000%	11/20/41	26	25,510
4.000%	12/20/41	13	12,672
4.000%	09/20/42	13	12,701
4.000%	11/20/42	11	10,395
4.000%	08/20/43	5	4,811
4.000%	03/20/45	735	719,014
4.000%	08/20/45	48	47,097
4.000%	01/15/47	5	4,719
4.000%	01/15/47	5	5,094

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	06/20/47	507		$488,854
4.000%	09/20/47	325		313,772
4.000%	01/20/48	167		161,435
4.000%	05/20/49	52		50,123
4.000%	10/20/50	1,007		971,258
4.000%	10/20/52	4,645		4,431,886
4.500%	04/20/35	3		3,357
4.500%	05/15/39	2		1,664
4.500%	08/15/39	13		12,756
4.500%	09/15/39	66		65,919
4.500%	09/20/39	1		723
4.500%	10/15/39	5		4,737
4.500%	11/15/39	2		2,255
4.500%	11/15/39	4		3,873
4.500%	11/20/39	17		17,493
4.500%	02/15/40	8		8,040
4.500%	02/20/40	154		154,626
4.500%	03/15/40	16		16,123
4.500%	05/20/40	126		126,239
4.500%	06/15/40	1		759
4.500%	06/15/40	6		6,034
4.500%	06/15/40	6		6,196
4.500%	06/15/40	22		22,186
4.500%	06/15/40	68		67,787
4.500%	07/15/40	—(r	)	486
4.500%	07/15/40	2		1,877
4.500%	08/15/40	10		10,121
4.500%	09/15/40	40		39,485
4.500%	09/20/40	73		73,133
4.500%	10/15/40	3		3,236
4.500%	11/20/40	38		38,377
4.500%	02/20/41	171		171,531
4.500%	03/15/41	28		27,627
4.500%	03/20/41	412		412,481
4.500%	05/20/41	1		583
4.500%	05/20/41	13		12,765
4.500%	06/20/41	2		2,242
4.500%	07/20/41	24		23,792
4.500%	08/20/41	148		144,602
4.500%	11/20/41	386		386,238
4.500%	02/20/42	1		710
4.500%	05/20/42	4		3,879
4.500%	06/20/43	1		876
4.500%	06/20/44	1		815
4.500%	10/20/44	1		793
4.500%	01/20/45	1		732
4.500%	09/15/45	105		104,701
4.500%	01/20/46	85		85,069
4.500%	03/20/46	1		1,139
4.500%	05/20/46	1		903
4.500%	07/20/46	33		32,649
4.500%	08/20/46	57		56,625
4.500%	09/20/46	47		46,642
4.500%	01/20/47	125		125,472
4.500%	09/20/49	210		204,883
4.500%	10/20/52	3,465		3,382,224
4.500%	04/20/53	754		735,450
5.000%	TBA	2,575		2,556,898

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	11/15/33	1		$876
5.000%	05/15/34	54		54,132
5.000%	07/20/39	27		28,002
5.000%	08/15/39	2		2,198
5.000%	09/15/39	22		22,227
5.000%	10/15/39	4		4,474
5.000%	10/15/39	15		14,696
5.000%	10/20/39	1		1,347
5.000%	02/15/40	45		45,757
5.000%	02/15/40	45		45,757
5.000%	04/15/40	20		20,120
5.000%	05/20/40	111		113,431
5.000%	06/15/40	13		13,045
5.000%	06/15/40	17		17,252
5.000%	06/20/40	80		80,975
5.000%	07/15/40	2		2,164
5.000%	08/15/40	4		4,200
5.000%	08/20/40	62		62,607
5.000%	09/15/40	3		2,946
5.000%	09/15/40	4		3,565
5.000%	09/20/40	41		41,744
5.000%	03/20/41	85		86,396
5.000%	08/20/41	95		96,331
5.000%	06/20/47	101		101,844
5.000%	04/20/48	42		42,081
5.000%	06/20/48	59		59,385
5.000%	09/20/48	357		358,852
5.000%	12/20/48	298		299,308
5.000%	05/20/49	20		20,168
5.000%	06/20/49	996		999,876
5.500%	TBA	6,300		6,345,297
5.500%	10/20/32	—(r	)	277
5.500%	03/20/34	1		941
5.500%	01/20/36	188		195,944
5.500%	03/20/48	80		82,689
5.500%	04/20/48	61		63,088
5.500%	05/20/48	28		29,022
5.500%	09/20/48	1		975
5.500%	10/20/48	17		17,226
5.500%	11/20/48	84		85,862
5.500%	12/20/48	303		309,944
5.500%	01/20/49	72		73,162
5.500%	03/20/49	107		109,772
5.500%	04/20/49	6		5,847
6.000%	TBA	2,510		2,552,062
6.000%	12/20/38	291		307,703
6.000%	05/15/40	86		89,239
6.500%	TBA	1,565		1,601,985
8.500%	06/15/26	—(r	)	193

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $543,555,368)				531,793,448

U.S. TREASURY OBLIGATIONS — 3.0%
U.S. Treasury Bonds
3.000%	08/15/52	27,125		22,238,262
3.375%	08/15/42	24,920		22,260,569
3.625%	02/15/53	16,465		15,242,988
3.625%	05/15/53	5,671		5,257,472

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
3.875%	02/15/43	8,680	$8,293,469
4.000%	11/15/42	29,285	28,511,693
4.000%	11/15/52	36,670	36,263,192
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	10/15/25	64	61,350
0.125%	04/15/26	10	9,940
0.125%	10/15/26	88	83,414
0.125%	04/15/27	11	9,935
0.625%	07/15/32	2	1,744
0.750%	02/15/42	11	8,851
1.125%	01/15/33	20	19,078
1.250%	04/15/28	108	105,663
1.375%	07/15/33	25,291	24,546,123
1.500%	02/15/53	24	22,139
1.625%	10/15/27	31	30,411
U.S. Treasury Notes
0.625%	08/15/30	26,550	21,546,984
1.375%	11/15/31(a)	33,435	27,777,171
1.500%	02/15/30	4,606	4,014,057
2.250%	01/31/24	20,230	20,177,054
2.750%	02/15/28	3,024	2,890,187
2.750%	08/15/32	4,000	3,665,625
3.250%	06/30/27(a)	31,115	30,412,482
4.125%	06/15/26(a)	26,530	26,530,000
4.125%	08/31/30(a)	19,145	19,393,287
4.125%	11/15/32	13,200	13,424,813
4.500%	07/15/26	20,770	20,966,342
4.625%	09/15/26	30,497	30,923,684
4.625%	10/15/26(k)	34,720	35,243,513

TOTAL U.S. TREASURY OBLIGATIONS (cost $426,088,475)			419,931,492

TOTAL LONG-TERM INVESTMENTS (cost $10,752,636,800)			11,964,765,414

		Shares

SHORT-TERM INVESTMENTS — 24.3%

AFFILIATED MUTUAL FUNDS — 23.3%
PGIM Core Ultra Short Bond Fund(wa)		2,199,461,170	2,199,461,170
PGIM Institutional Money Market Fund (cost $1,094,271,234; includes $1,088,582,764 of cash collateral for securities on loan)(b)(wa)		1,094,674,649	1,094,236,779

TOTAL AFFILIATED MUTUAL FUNDS (cost $3,293,732,404)			3,293,697,949

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATION(h)(k)(kk)(n) — 1.0%
U.S. Treasury Bills
5.229%	05/09/24	140,000	$137,446,954

(cost $137,433,975)
TOTAL SHORT-TERM INVESTMENTS (cost $3,431,166,379)			3,431,144,903

TOTAL INVESTMENTS—109.1% (cost $14,183,803,179)			15,395,910,317
Liabilities in excess of other assets(z) — (9.1)%			(1,286,320,324)

NET ASSETS — 100.0%			$14,109,589,993

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $1,981,492 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,059,482,956; cash collateral of $1,088,582,764 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(kk)	Represents security, or a portion thereof, segregated as collateral for TBA securities.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	Represents investments in Funds affiliated with the Manager.

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
1,720	2 Year U.S. Treasury Notes	Mar. 2024	$354,172,187	$2,635,677
4,625	5 Year U.S. Treasury Notes	Mar. 2024	503,077,160	8,565,857
2,424	10 Year U.S. Treasury Notes	Mar. 2024	273,646,887	7,628,750
500	10 Year U.S. Ultra Treasury Notes	Mar. 2024	59,007,815	1,174,359
1,048	20 Year U.S. Treasury Bonds	Mar. 2024	130,934,500	6,984,320
4	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	534,375	26,619
1,935	Mini MSCI EAFE Index	Mar. 2024	217,919,700	8,291,028
869	Russell 2000 E-Mini Index	Mar. 2024	88,972,565	6,370,108
2,380	S&P 500 E-Mini Index	Mar. 2024	573,580,000	19,254,999

				60,931,717

Short Positions:
55	10 Year Euro-Bund	Mar. 2024	8,331,621	(221,679)
53	10 Year U.S. Treasury Notes	Mar. 2024	5,983,203	(105,746)
328	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	43,818,750	(2,408,923)

				(2,736,348)

				$58,195,369

Forward foreign currency exchange contracts outstanding at December 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Colombian Peso,
Expiring 03/08/24	MSI	COP	3,732,411	$920,335	$949,957	$29,622	$—
Euro,
Expiring 02/23/24	GSI	EUR	233	256,161	257,261	1,100	—
Expiring 02/23/24	UAG	EUR	225	245,516	248,934	3,418	—

				$1,422,012	$1,456,152	34,140	—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 03/04/24	GSI	BRL	19,481	$3,952,180	$3,985,007	$—	$(32,827)
Expiring 03/04/24	GSI	BRL	1,734	351,067	354,697	—	(3,630)
British Pound,
Expiring 01/19/24	BARC	GBP	307	373,502	391,514	—	(18,012)
Expiring 01/19/24	JPM	GBP	16	20,234	20,397	—	(163)
Colombian Peso,
Expiring 03/08/24	BNP	COP	2,640,539	630,587	672,059	—	(41,472)
Expiring 03/08/24	HSBC	COP	2,514,799	606,926	640,055	—	(33,129)
Expiring 03/08/24	HSBC	COP	1,371,708	331,251	349,122	—	(17,871)
Expiring 03/08/24	HSBC	COP	1,270,100	299,375	323,260	—	(23,885)
Expiring 03/08/24	MSI	COP	1,232,094	304,717	313,587	—	(8,870)
Expiring 03/08/24	MSI	COP	1,232,094	297,881	313,587	—	(15,706)
Expiring 03/08/24	MSI	COP	1,225,964	300,979	312,027	—	(11,048)

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso (cont’d.),
Expiring 03/08/24	MSI	COP	1,213,705	$300,705	$308,907	$—	$(8,202)
Euro,
Expiring 02/23/24	BARC	EUR	707	764,283	782,203	—	(17,920)
Expiring 02/23/24	DB	EUR	212	235,581	234,550	1,031	—
Expiring 02/23/24	GSI	EUR	402	442,558	444,760	—	(2,202)
Expiring 02/23/24	UAG	EUR	19,731	21,530,438	21,830,132	—	(299,694)
Expiring 02/23/24	UAG	EUR	4,207	4,591,024	4,654,929	—	(63,905)
Indian Rupee,
Expiring 01/17/24	JPM	INR	93,702	1,123,214	1,124,870	—	(1,656)
Indonesian Rupiah,
Expiring 01/17/24	BNP	IDR	6,566,111	419,571	426,550	—	(6,979)
Expiring 01/17/24	HSBC	IDR	2,703,703	173,934	175,639	—	(1,705)
Expiring 01/17/24	HSBC	IDR	2,327,284	150,390	151,186	—	(796)
Expiring 01/17/24	HSBC	IDR	1,957,854	125,952	127,187	—	(1,235)
Expiring 01/17/24	MSI	IDR	19,920,291	1,282,706	1,294,068	—	(11,362)
Expiring 01/17/24	MSI	IDR	14,307,224	910,795	929,430	—	(18,635)
Mexican Peso,
Expiring 01/12/24	BNP	MXN	14,602	829,157	857,867	—	(28,710)
Expiring 01/12/24	HSBC	MXN	30,679	1,774,525	1,802,451	—	(27,926)
Expiring 01/12/24	RBC	MXN	50,740	2,775,305	2,981,015	—	(205,710)
Peruvian Nuevo Sol,
Expiring 01/17/24	BNP	PEN	2,685	703,395	725,381	—	(21,986)

				$45,602,232	$46,526,437	1,031	(925,236)

						$35,171	$(925,236)

Credit default swap agreements outstanding at December 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on corporate and/or sovereign issues - Sell Protection(2):
Community Healthcare Systems, Inc.	06/20/25	5.000	%(Q)	650	10.023%	$(35,461)	$(42,916)	$(7,455)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.EM.40.V1	12/20/28	1.000%(Q)	249,600	1.667%	$(11,639,050)	$(7,139,222)	$4,499,828
CDX.NA.HY.41.V2	12/20/28	5.000%(Q)	96,624	3.562%	414,266	5,797,394	5,383,128
CDX.NA.IG.41.V1	12/20/28	1.000%(Q)	148,320	0.567%	2,256,485	2,926,429	669,944
CDX.NA.IG.41.V1	12/20/28	1.000%(Q)	688,400	0.567%	8,394,347	13,582,479	5,188,132

					$(573,952)	$15,167,080	$15,741,032

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Credit default swap agreements outstanding at December 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on credit indices - Buy Protection(1):
CMBX.AAA	11/18/64	0.500	%(M)	34,453	$481,417	$905,308	$(423,891)	MSI
CMBX.AAA	04/17/65	0.500	%(M)	3,310	58,172	100,401	(42,229)	MSI

					$539,589	$1,005,709	$(466,120)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2023:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
EUR 67,403	11/20/28	3.049%(A)	6 Month EURIBOR(2)(S)/ 3.861%	$—	$1,950,487	$1,950,487
EUR 69,110	12/14/28	2.678%(A)	6 Month EURIBOR(2)(S)/ 3.861%	—	784,640	784,640
EUR 14,449	11/20/53	2.843%(A)	6 Month EURIBOR(1)(S)/ 3.861%	—	(1,693,545)	(1,693,545)
EUR 13,475	12/14/53	2.469%(A)	6 Month EURIBOR(1)(S)/ 3.861%	—	(417,602)	(417,602)

				$—	$623,980	$623,980

(1) The Portfolio pays the fixed rate and receives the floating rate.

(2) The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$1,005,709	$—	$—	$(466,120)

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
GS	$—	$2,992,450
JPS	—	110,101,217

Total	$—	$113,093,667

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Fund
Fixed Income	$1,995,368,731	$—	$—
Common Stocks	5,866,334,966	1,710,440,263	426,250
Preferred Stocks	905,350	9,244,399	—
Warrants	—	1	—
Asset-Backed Securities
Automobiles	—	29,344,584	—
Collateralized Loan Obligations	—	22,588,560	—
Equipment	—	2,457,863	—
Other	—	14,949,826	—
Student Loans	—	3,450,853	—
Commercial Mortgage-Backed Securities	—	21,511,906	—
Convertible Bonds	—	1,629,567	—
Corporate Bonds	—	1,000,805,521	1,555,242
Municipal Bonds	—	2,189,376	—
Residential Mortgage-Backed Securities	—	18,533,053	—
Sovereign Bonds	—	311,304,163	—
U.S. Government Agency Obligations	—	531,793,448	—
U.S. Treasury Obligations	—	419,931,492	—
Short-Term Investments
Affiliated Mutual Funds	3,293,697,949	—	—
U.S. Treasury Obligation	—	137,446,954	—

Total	$11,156,306,996	$4,237,621,829	$1,981,492

Other Financial Instruments*
Assets
Futures Contracts	$60,931,717	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	35,171	—
Centrally Cleared Credit Default Swap Agreements	—	15,741,032	—
OTC Credit Default Swap Agreements	—	539,589	—
Centrally Cleared Interest Rate Swap Agreements	—	2,735,127	—

Total	$60,931,717	$19,050,919	$—

Liabilities
Futures Contracts	$(2,736,348)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(925,236)	—

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities (continued)
Centrally Cleared Credit Default Swap Agreement.	$—	$(7,455)	$—
Centrally Cleared Interest Rate Swap Agreements	—	(2,111,147)	—

Total	$(2,736,348)	$(3,043,838)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Affiliated Mutual Funds (7.7% represents investments purchased with collateral from securities on loan)	37.4%
Software	4.7
U.S. Treasury Obligations	4.0
U.S. Government Agency Obligations	3.8
Semiconductors & Semiconductor Equipment	3.7
Banks	3.4
Pharmaceuticals	2.7
Technology Hardware, Storage & Peripherals	2.5
Oil, Gas & Consumable Fuels	2.4
Sovereign Bonds	2.2
Insurance	2.2
Interactive Media & Services	2.1
Financial Services	1.8
Metals & Mining	1.8
Capital Markets	1.4
Health Care Equipment & Supplies	1.3
Broadline Retail	1.3
Chemicals	1.2
Automobiles	1.2
Hotels, Restaurants & Leisure	1.1
Health Care Providers & Services	1.1
Biotechnology	1.0
Aerospace & Defense	1.0
Specialty Retail	0.9
Beverages	0.8
Machinery	0.8
Industrial Conglomerates	0.8
Specialized REITs	0.8
Media	0.8
Consumer Staples Distribution & Retail	0.7
Oil & Gas	0.7
Food Products	0.7
Entertainment	0.7
Ground Transportation	0.6
Electrical Equipment	0.6
Electric Utilities	0.5
Industrial REITs	0.5
IT Services	0.5
Multi-Utilities	0.5
Life Sciences Tools & Services	0.5
Electronic Equipment, Instruments & Components	0.5
Electric	0.5
Residential REITs	0.5
Personal Care Products	0.4
Trading Companies & Distributors	0.4

Automobile Components	0.4%
Professional Services	0.4
Household Products	0.4
Textiles, Apparel & Luxury Goods	0.4
Household Durables	0.4
Commercial Services & Supplies	0.4
Wireless Telecommunication Services	0.3
Telecommunications	0.3
Healthcare-Services	0.3
Retail REITs	0.3
Pipelines	0.3
Energy Equipment & Services	0.3
Diversified Telecommunication Services	0.3
Diversified Financial Services	0.3
Real Estate Management & Development	0.3
Communications Equipment	0.2
Consumer Finance	0.2
Commercial Services	0.2
Real Estate Investment Trusts (REITs)	0.2
Building Products	0.2
Tobacco	0.2
Health Care REITs	0.2
Containers & Packaging	0.2
Construction & Engineering	0.2
Collateralized Loan Obligations	0.2
Leisure Time	0.2
Auto Manufacturers	0.2
Commercial Mortgage-Backed Securities	0.2
Retail	0.2
Auto Parts & Equipment	0.2
Advertising	0.1
Residential Mortgage-Backed Securities	0.1
Paper & Forest Products	0.1
Office REITs	0.1
Other	0.1
Internet	0.1
Air Freight & Logistics	0.1
Hotel & Resort REITs	0.1
Healthcare-Products	0.1
Packaging & Containers	0.1
Diversified Consumer Services	0.1
Construction Materials	0.1
Independent Power & Renewable Electricity Producers	0.1
Machinery-Diversified	0.1
Foods	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Industry Classification (continued):

Passenger Airlines	0.1%
Mining	0.1
Iron/Steel	0.1
Building Materials	0.1
Semiconductors	0.1
Gas Utilities	0.0	*
Distribution/Wholesale	0.0	*
Lodging	0.0	*
Mortgage Real Estate Investment Trusts (REITs)	0.0	*
Transportation	0.0	*
Energy-Alternate Sources	0.0	*
Agriculture	0.0	*
Real Estate	0.0	*
Health Care Technology	0.0	*
Electronics	0.0	*
Computers	0.0	*
Student Loans	0.0	*
Leisure Products	0.0	*
Investment Companies	0.0	*
Apparel	0.0	*

Water	0.0	*%
Miscellaneous Manufacturing	0.0	*
Diversified REITs	0.0	*
Airlines	0.0	*
Metal Fabricate/Hardware	0.0	*
Equipment	0.0	*
Forest Products & Paper	0.0	*
Municipal Bonds	0.0	*
Water Utilities	0.0	*
Engineering & Construction	0.0	*
Multi-National	0.0	*
Gas	0.0	*
Toys/Games/Hobbies	0.0	*
Environmental Control	0.0	*

	109.1
Liabilities in excess of other assets	(9.1)

	100.0%

* Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$15,741,032	*	Due from/to broker-variation margin swaps	$7,455	*
Credit contracts	Premiums paid for OTC swap agreements	1,005,709		—	—
Credit contracts	—	—		Unrealized depreciation on OTC swap agreements	466,120
Equity contracts	Due from/to broker-variation margin futures	33,916,135	*	—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	35,171		Unrealized depreciation on OTC forward foreign currency exchange contracts	925,236
Interest rate contracts	Due from/to broker-variation margin futures	27,015,582	*	Due from/to broker-variation margin futures	2,736,348	*
Interest rate contracts	Due from/to broker-variation margin swaps	2,735,127	*	Due from/to broker-variation margin swaps	2,111,147	*

		$80,448,756			$6,246,306

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$43,712,396
Equity contracts	86,317,976	—	—
Foreign exchange contracts	—	(1,853,255)	—
Interest rate contracts	(51,860,909)	—	(417,023)

Total	$34,457,067	$(1,853,255)	$43,295,373

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$602,108
Equity contracts	58,016,716	—	—
Foreign exchange contracts	—	(372,628)	—
Interest rate contracts	25,845,843	—	623,980

Total	$83,862,559	$(372,628)	$1,226,088

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$1,780,720,146
Futures Contracts - Short Positions (1)	83,598,798
Forward Foreign Currency Exchange Contracts - Purchased (2)	12,793,873
Forward Foreign Currency Exchange Contracts - Sold (2)	44,329,747
Interest Rate Swap Agreements (1)	36,306,045
Credit Default Swap Agreements - Buy Protection (1)	19,953,000
Credit Default Swap Agreements - Sell Protection (1)	1,147,986,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$1,059,482,956	$(1,059,482,956)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$—	$(35,932)	$(35,932)	$—	$(35,932)
BNP	—	(99,147)	(99,147)	99,147	—

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
DB	$1,031	$—	$1,031	$—	$1,031
GSI	1,100	(38,659)	(37,559)	—	(37,559)
HSBC	—	(106,547)	(106,547)	—	(106,547)
JPM	—	(1,819)	(1,819)	—	(1,819)
MSI	1,035,331	(539,943)	495,388	(495,388)	—
RBC	—	(205,710)	(205,710)	—	(205,710)
UAG	3,418	(363,599)	(360,181)	—	(360,181)

	$1,040,880	$(1,391,356)	$(350,476)	$(396,241)	$(746,717)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $1,059,482,956:
Unaffiliated investments (cost $9,032,151,172)	$10,106,843,637
Affiliated investments (cost $5,151,652,007)	5,289,066,680
Foreign currency, at value (cost $1,939,182)	1,953,694
Dividends and interest receivable	33,532,733
Receivable for investments sold	24,507,949
Tax reclaim receivable	9,950,136
Premiums paid for OTC swap agreements	1,005,709
Due from broker-variation margin futures	360,502
Unrealized appreciation on OTC forward foreign currency exchange contracts	35,171
Receivable from affiliate	13,691
Prepaid expenses and other assets	610,019

Total Assets	15,467,879,921

LIABILITIES
Payable to broker for collateral for securities on loan	1,088,582,764
Payable for investments purchased	248,052,165
Accrued expenses and other liabilities	5,781,032
Payable to affiliate	3,856,217
Management fee payable	3,582,082
Payable for Portfolio shares purchased	3,469,733
Due to broker-variation margin futures	2,472,194
Unrealized depreciation on OTC forward foreign currency exchange contracts	925,236
Distribution fee payable	580,100
Unrealized depreciation on OTC swap agreements	466,120
Foreign capital gains tax liability accrued	267,199
Due to broker-variation margin swaps	245,329
Trustees’ fees payable	9,050
Affiliated transfer agent fee payable	707

Total Liabilities	1,358,289,928

NET ASSETS	$14,109,589,993

Net assets were comprised of:
Partners’ Equity	$14,109,589,993

Net asset value and redemption price per share, $14,109,589,993 / 340,454,238 outstanding shares of beneficial interest	$41.44

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $7,218,222 foreign withholding tax, of which $486,667 is reimbursable by an affiliate)	$137,614,397
Interest income (net of $7,783 foreign withholding tax)	120,403,324
Affiliated dividend income	111,707,598
Income from securities lending, net (including affiliated income of $2,821,995)	3,216,773

Total income	372,942,092

EXPENSES
Management fee	84,614,344
Distribution fee	33,988,796
Custodian and accounting fees	951,527
Trustees’ fees	235,449
Professional fees	209,518
Audit fee	58,300
Shareholders’ reports	20,075
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,851
Miscellaneous	284,011

Total expenses	120,370,871
Less: Fee waiver and/or expense reimbursement	(1,284,447)

Net expenses	119,086,424

NET INVESTMENT INCOME (LOSS)	253,855,668

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $2,405,293) (net of foreign capital gains taxes $(75,032))	370,343,820
Futures transactions	34,457,067
Forward currency contract transactions	(1,853,255)
Swap agreements transactions	43,295,373
Foreign currency transactions	(26,208)

446,216,797

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $86,786,486) (net of change in foreign capital gains taxes $(53,639))	1,296,141,013
Futures	83,862,559
Forward currency contracts	(372,628)
Swap agreements	1,226,088
Foreign currencies	282,675

1,381,139,707

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	1,827,356,504

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,081,212,172

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$253,855,668	$220,522,546
Net realized gain (loss) on investment and foreign currency transactions	446,216,797	(357,006,243)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,381,139,707	(3,070,676,057)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,081,212,172	(3,207,159,754)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [40,513,172 and 48,856,335 shares, respectively]	1,555,802,443	1,744,018,602
Portfolio shares purchased [73,782,521 and 140,197,831 shares, respectively]	(2,777,733,431)	(4,999,853,129)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(1,221,930,988)	(3,255,834,527)

TOTAL INCREASE (DECREASE)	859,281,184	(6,462,994,281)
NET ASSETS:
Beginning of year	13,250,308,809	19,713,303,090

End of year	$14,109,589,993	$13,250,308,809

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$35.45	$42.39	$37.71	$33.51	$27.73

Income (Loss) From Investment Operations:
Net investment income (loss)	0.71	0.53	0.36	0.44	0.60
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.28	(7.47)	4.32	3.76	5.18

Total from investment operations	5.99	(6.94)	4.68	4.20	5.78

Capital Contributions	—	—	—	—	—	(b)(c)(d)

Net Asset Value, end of year	$41.44	$35.45	$42.39	$37.71	$33.51

Total Return(e)	16.86%	(16.35)%	12.41%	12.53%	20.84	%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$14,110	$13,250	$19,713	$15,098	$14,946
Average net assets (in millions)	$13,596	$15,628	$16,210	$13,597	$14,407
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.88%	0.87%	0.86%	0.88%	0.88%
Expenses before waivers and/or expense reimbursement	0.89%	0.88%	0.87%	0.89%	0.89%
Net investment income (loss)	1.87%	1.41%	0.89%	1.33%	1.94%
Portfolio turnover rate(h)(i)	133%	184%	189%	169%	72%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
LONG-TERM INVESTMENTS — 85.2%
AFFILIATED MUTUAL FUND — 6.5%
Fixed Income
AST T. Rowe Price Fixed Income Central Portfolio*	16,370,434	$176,964,386

(cost $170,039,484)(wa)
COMMON STOCKS — 77.0%
Aerospace & Defense — 1.5%
AeroVironment, Inc.*	1,400	176,456
Airbus SE (France)	23,610	3,647,471
Boeing Co. (The)*	7,661	1,996,916
Dassault Aviation SA (France)	18,459	3,657,285
General Dynamics Corp.	14,700	3,817,149
HEICO Corp. (Class A Stock)	2,839	404,387
Hexcel Corp.	5,610	413,738
Howmet Aerospace, Inc.	61,309	3,318,043
L3Harris Technologies, Inc.	18,309	3,856,242
Leonardo SpA (Italy)	116,024	1,917,077
Mercury Systems, Inc.*	4,600	168,222
Montana Aerospace AG (Germany), 144A*	44,160	927,571
Moog, Inc. (Class A Stock)	3,379	489,212
Northrop Grumman Corp.	11,476	5,372,375
Rolls-Royce Holdings PLC (United Kingdom)*	1,258,743	4,801,311
Safran SA (France)	17,434	3,073,796
Spirit AeroSystems Holdings, Inc. (Class A Stock)*(a)	20,385	647,835
Thales SA (France)	16,173	2,394,781
TransDigm Group, Inc.	667	674,737
Triumph Group, Inc.*	16,102	266,971

		42,021,575

Air Freight & Logistics — 0.1%
Deutsche Post AG (Germany)	42,498	2,103,484
GXO Logistics, Inc.*	5,100	311,916
Sankyu, Inc. (Japan)	6,800	249,246
YTO Express Group Co. Ltd. (China) (Class A Stock)	75,000	129,356

		2,794,002

Automobile Components — 0.4%
Atmus Filtration Technologies, Inc.*(a)	10,896	255,947
Autoliv, Inc. (Sweden)	7,451	821,026
CIE Automotive SA (Spain)	9,241	263,007
Dowlais Group PLC (United Kingdom)	163,605	222,354
Forvia SE (France)*	45,039	1,020,257
Fuyao Glass Industry Group Co. Ltd. (China) (Class A Stock)	85,146	446,677
Gentex Corp.	6,810	222,415
Hesai Group (China), ADR*	3,073	27,380
Lear Corp.	1,566	221,135
Magna International, Inc. (Canada)(a)	15,211	898,666
Mobileye Global, Inc. (Israel) (Class A Stock)*(a)	3,818	165,396
Musashi Seimitsu Industry Co. Ltd. (Japan)	13,300	141,919
Nifco, Inc. (Japan)	7,300	188,028
Nippon Seiki Co. Ltd. (Japan)	47,300	384,150
Niterra Co. Ltd. (Japan)	57,000	1,349,982

	Shares	Value
COMMON STOCKS (continued)
Automobile Components (cont’d.)
Patrick Industries, Inc.	3,738	$375,108
Stanley Electric Co. Ltd. (Japan)	100,800	1,891,083
Toyo Tire Corp. (Japan)	45,600	760,696

		9,655,226

Automobiles — 0.6%
Knaus Tabbert AG (Germany)	6,025	312,667
Mercedes-Benz Group AG (Germany)	24,116	1,663,952
Rivian Automotive, Inc. (Class A Stock)*(a)	34,100	799,986
Stellantis NV (XPAR)	82,596	1,934,330
Stellantis NV (MIB)	12,908	302,443
Tesla, Inc.*	26,440	6,569,811
Toyota Motor Corp. (Japan)	242,600	4,445,335

		16,028,524

Banks — 4.2%
Asia Commercial Bank JSC (Vietnam)	315,715	310,865
Axis Bank Ltd. (India)	282,907	3,744,097
Banco Comercial Portugues SA (Portugal) (Class R Stock)*	2,819,449	856,341
Bancorp, Inc. (The)*	6,183	238,417
Bank Central Asia Tbk PT (Indonesia)	4,206,500	2,568,908
Bank of America Corp.	401,076	13,504,229
Bank of Hawaii Corp.(a)	3,609	261,508
BankUnited, Inc.	11,002	356,795
Barclays PLC (United Kingdom)	706,585	1,383,541
BAWAG Group AG (Austria), 144A*	81,739	4,325,720
BNP Paribas SA (France)	46,621	3,237,628
Capitec Bank Holdings Ltd. (South Africa)	10,908	1,217,063
Eagle Bancorp, Inc.	10,731	323,432
East West Bancorp, Inc.	35,210	2,533,360
Erste Group Bank AG (Austria)	35,248	1,427,718
FinecoBank Banca Fineco SpA (Italy)	41,839	629,433
First BanCorp. (Puerto Rico)	33,077	544,117
First Business Financial Services, Inc.	6,564	263,216
First Citizens BancShares, Inc. (Class A Stock)	409	580,359
First Horizon Corp.	29,401	416,318
First Internet Bancorp	13,428	324,823
Fukuoka Financial Group, Inc. (Japan)	10,200	239,918
HDFC Bank Ltd. (India)	201,877	4,133,638
Hilltop Holdings, Inc.	6,795	239,252
Hingham Institution for Savings The(a)	835	162,324
Home BancShares, Inc.	10,971	277,895
HSBC Holdings PLC (United Kingdom)	445,613	3,604,994
ICICI Bank Ltd. (India), ADR(a)	64,630	1,540,779
ING Groep NV (Netherlands)	373,829	5,605,396
JPMorgan Chase & Co.	126,088	21,447,569
KBC Group NV (Belgium)	19,729	1,280,399
Lloyds Banking Group PLC (United Kingdom)	3,090,062	1,874,237
Mitsubishi UFJ Financial Group, Inc. (Japan)	385,400	3,307,555
National Bank of Canada (Canada)	46,677	3,557,886
Nicolet Bankshares, Inc.	3,165	254,719
OFG Bancorp (Puerto Rico)	13,952	522,921
OTP Bank Nyrt (Hungary)	32,024	1,458,769

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Banks (cont’d.)
Pacific Premier Bancorp, Inc.	11,434	$332,844
Park National Corp.	2,004	266,251
Pinnacle Financial Partners, Inc.	3,336	290,966
PNC Financial Services Group, Inc. (The)	20,921	3,239,617
Popular, Inc. (Puerto Rico)	7,903	648,599
Renasant Corp.	8,304	279,679
Saudi National Bank (The) (Saudi Arabia)	164,271	1,694,161
Seacoast Banking Corp. of Florida	11,049	314,455
Shore Bancshares, Inc.	16,231	231,292
SouthState Corp.(a)	3,302	278,854
Swedbank AB (Sweden) (Class A Stock)	139,389	2,818,119
TCS Group Holding PLC (Russia), GDR*^	8,149	1
UniCredit SpA (Italy)	118,252	3,219,965
United Overseas Bank Ltd. (Singapore)	104,000	2,244,654
Webster Financial Corp.	14,282	724,954
Wells Fargo & Co.	189,406	9,322,563
WesBanco, Inc.	12,139	380,800
Western Alliance Bancorp.	11,837	778,756
WSFS Financial Corp.	7,959	365,557

		115,988,226

Beverages — 1.1%
Asahi Group Holdings Ltd. (Japan)	53,800	2,003,318
Boston Beer Co., Inc. (The) (Class A Stock)*	533	184,200
Celsius Holdings, Inc.*	4,379	238,743
Coca-Cola Co. (The)	154,598	9,110,460
Coca-Cola Consolidated, Inc.	310	287,804
Constellation Brands, Inc. (Class A Stock)	6,944	1,678,712
Heineken NV (Netherlands)	50,573	5,138,190
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	6,167	1,494,137
PepsiCo, Inc.	41,475	7,044,114
Remy Cointreau SA (France)	2,307	294,269
Royal Unibrew A/S (Denmark)	4,056	270,965
Tsingtao Brewery Co. Ltd. (China) (Class H Stock)	70,000	470,352
Varun Beverages Ltd. (India)	83,016	1,233,235

		29,448,499

Biotechnology — 0.9%
AbbVie, Inc.	20,173	3,126,210
ACADIA Pharmaceuticals, Inc.*	6,267	196,220
Akero Therapeutics, Inc.*	9,859	230,208
Alkermes PLC*	9,736	270,077
Allakos, Inc.*	31,475	85,927
Alnylam Pharmaceuticals, Inc.*(a)	4,693	898,287
Amgen, Inc.	15,358	4,423,411
Argenx SE (Netherlands), ADR*	1,938	737,273
BeiGene Ltd. (China), ADR*(a)	8,485	1,530,355
Biohaven Ltd.*(a)	10,841	463,995
BioMarin Pharmaceutical, Inc.*	6,374	614,581
Blueprint Medicines Corp.*	6,205	572,349
Cerevel Therapeutics Holdings, Inc.*(a)	8,796	372,950

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (cont’d.)
Crinetics Pharmaceuticals, Inc.*	5,451	$193,947
Denali Therapeutics, Inc.*	6,800	145,928
Exact Sciences Corp.*	4,754	351,701
Exelixis, Inc.*	7,900	189,521
Genmab A/S (Denmark)*	5,442	1,735,198
Genus PLC (United Kingdom)	18,964	523,814
IGM Biosciences, Inc.*(a)	8,076	67,112
Insmed, Inc.*	17,617	545,951
Intellia Therapeutics, Inc.*	5,091	155,225
Ionis Pharmaceuticals, Inc.*(a)	6,688	338,346
Karuna Therapeutics, Inc.*	5,805	1,837,340
Kymera Therapeutics, Inc.*	8,867	225,754
Morphic Holding, Inc.*	4,287	123,808
Neurocrine Biosciences, Inc.*	3,771	496,867
Prothena Corp. PLC (Ireland)*	12,155	441,713
RAPT Therapeutics, Inc.*	10,206	253,619
Relay Therapeutics, Inc.*	24,158	265,980
Replimune Group, Inc.*	13,495	113,763
REVOLUTION Medicines, Inc.*	9,130	261,848
Sage Therapeutics, Inc.*(a)	5,270	114,201
Sarepta Therapeutics, Inc.*	3,050	294,111
Scholar Rock Holding Corp.*	20,611	387,487
SpringWorks Therapeutics, Inc.*	4,245	154,942
Ultragenyx Pharmaceutical, Inc.*	7,148	341,817
United Therapeutics Corp.*	272	59,810
Vaxcyte, Inc.*(a)	4,534	284,735
Xencor, Inc.*	10,243	217,459
Zealand Pharma A/S (Denmark)*	12,936	715,560
Zentalis Pharmaceuticals, Inc.*	10,185	154,303

		24,513,703

Broadline Retail — 1.7%
Alibaba Group Holding Ltd. (China), ADR	63,936	4,955,679
Amazon.com, Inc.*	175,984	26,739,009
Isetan Mitsukoshi Holdings Ltd. (Japan)	61,600	668,863
Kohl’s Corp.(a)	21,416	614,211
MercadoLibre, Inc. (Brazil)*	2,766	4,346,880
Next PLC (United Kingdom)	11,350	1,173,305
Nordstrom, Inc.(a)	6,463	119,242
Ollie’s Bargain Outlet Holdings, Inc.*	1,906	144,646
Ozon Holdings PLC (Russia), ADR*(a)^	6,700	1
PDD Holdings, Inc. (China), ADR*	8,969	1,312,254
Prosus NV (China)*	220,241	6,555,321

		46,629,411

Building Products — 0.6%
American Woodmark Corp.*	3,640	337,974
Apogee Enterprises, Inc.	6,701	357,900
Armstrong World Industries, Inc.	6,838	672,312
Assa Abloy AB (Sweden) (Class B Stock)	80,593	2,322,625
Astral Ltd. (India)	26,631	610,138
AZEK Co., Inc. (The)*	13,266	507,425
Blue Star Ltd. (India)	38,227	434,875
Carel Industries SpA (Italy), 144A	28,053	768,349
Carlisle Cos., Inc.	1,510	471,769
Carrier Global Corp.(a)	39,149	2,249,110
Cie de Saint-Gobain SA (France)	24,950	1,839,995

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Building Products (cont’d.)
Daikin Industries Ltd. (Japan)	9,100	$1,476,202
Genuit Group PLC (United Kingdom)	93,890	481,265
Gibraltar Industries, Inc.*	4,309	340,325
Reliance Worldwide Corp. Ltd.	87,211	263,460
Sanwa Holdings Corp. (Japan)	21,400	323,526
Simpson Manufacturing Co., Inc.	2,500	494,950
Trane Technologies PLC	8,869	2,163,149
Trex Co., Inc.*	7,318	605,857
UFP Industries, Inc.	1,802	226,241

		16,947,447

Capital Markets — 2.3%
Affiliated Managers Group, Inc.	1,546	234,095
Ares Management Corp. (Class A Stock)	9,426	1,120,940
B3 SA - Brasil Bolsa Balcao (Brazil)	165,900	496,368
Blue Owl Capital, Inc.	16,644	247,996
Bridgepoint Group PLC (United Kingdom), 144A	409,615	1,450,523
Charles Schwab Corp. (The)	164,432	11,312,922
CME Group, Inc.	17,387	3,661,702
Coinbase Global, Inc. (Class A Stock)*(a)	5,033	875,339
Deutsche Boerse AG (Germany)	9,094	1,872,771
Euronext NV (Netherlands), 144A	11,720	1,018,546
flatexDEGIRO AG (Germany)*	77,503	953,854
Goldman Sachs Group, Inc. (The)	17,392	6,709,312
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	46,700	1,601,822
Intermediate Capital Group PLC (United Kingdom)	57,328	1,224,724
Investec PLC (United Kingdom)	129,501	875,806
Julius Baer Group Ltd. (Switzerland)	51,509	2,889,556
KKR & Co., Inc.	19,359	1,603,893
London Stock Exchange Group PLC (United Kingdom)	22,157	2,619,213
LPL Financial Holdings, Inc.	4,370	994,699
Morgan Stanley	53,715	5,008,924
Morningstar, Inc.	2,405	688,407
MSCI, Inc.	519	293,572
Nordnet AB publ (Sweden)	28,887	491,801
Open Lending Corp.*	29,762	253,275
Partners Group Holding AG (Switzerland)	1,919	2,774,780
S&P Global, Inc.(a)	7,858	3,461,606
Tikehau Capital SCA (France)	18,666	424,330
TMX Group Ltd. (Canada)	156,106	3,775,856
Tradeweb Markets, Inc. (Class A Stock)	8,571	778,933
UBS Group AG (Switzerland)	98,225	3,051,024
Van Lanschot Kempen NV (Netherlands)	11,211	349,053
Virtus Investment Partners, Inc.	2,381	575,631

		63,691,273

Chemicals — 1.6%
Air Products & Chemicals, Inc.	5,505	1,507,269
Akzo Nobel NV (Netherlands)	49,544	4,102,580
Axalta Coating Systems Ltd.*	10,592	359,810
BASF SE (Germany)	24,078	1,296,530

	Shares	Value
COMMON STOCKS (continued)
Chemicals (cont’d.)
Covestro AG (Germany), 144A*	41,419	$2,413,563
Croda International PLC (United Kingdom)	14,082	905,810
DSM-Firmenich AG (Switzerland)	8,623	876,902
FMC Corp.	10,806	681,318
Fuso Chemical Co. Ltd. (Japan)	7,300	215,609
Huntsman Corp.	17,691	444,575
LG Chem Ltd. (South Korea)	2,735	1,051,945
Linde PLC	33,640	13,816,284
Lotte Chemical Corp. (South Korea)	6,358	753,311
Nippon Sanso Holdings Corp. (Japan)	40,000	1,068,105
Nippon Soda Co. Ltd. (Japan)	25,300	972,459
Nutrien Ltd. (Canada)	44,182	2,488,772
Olin Corp.	4,704	253,781
Quaker Chemical Corp.(a)	1,580	337,204
RPM International, Inc.	17,266	1,927,404
Sakata INX Corp. (Japan)	65,800	631,645
Scotts Miracle-Gro Co. (The)(a)	7,959	507,386
Sherwin-Williams Co. (The)	12,913	4,027,565
Sumitomo Seika Chemicals Co. Ltd. (Japan)	10,700	377,944
Tokai Carbon Co. Ltd. (Japan)	52,400	380,045
Tronox Holdings PLC	14,600	206,736
Victrex PLC (United Kingdom)	35,157	682,092
Westlake Corp.	1,209	169,212

		42,455,856

Commercial Services & Supplies — 0.7%
ARC Document Solutions, Inc.	61,202	200,742
Brady Corp. (Class A Stock)	7,129	418,401
Cintas Corp.	868	523,109
Clean Harbors, Inc.*	3,210	560,177
Daiei Kankyo Co. Ltd. (Japan)	41,100	724,965
Deluxe Corp.(a)	17,000	364,650
Downer EDI Ltd. (Australia)	427,803	1,282,963
Element Fleet Management Corp. (Canada)	136,585	2,222,386
MSA Safety, Inc.	1,623	274,011
Norva24 Group AB (Sweden)*	116,304	272,871
OPENLANE, Inc.*	11,511	170,478
SPIE SA (France)	45,392	1,420,851
Stericycle, Inc.*	10,222	506,602
UniFirst Corp.	1,857	339,664
Veralto Corp.	25,524	2,099,604
Vestis Corp.	9,300	196,602
Waste Connections, Inc.	52,389	7,820,106

		19,398,182

Communications Equipment — 0.1%
CommScope Holding Co., Inc.*	78,903	222,507
Intelbras SA Industria de Telecomunicacao Eletronica Brasileira (Brazil)	67,400	305,384
Lumentum Holdings, Inc.*	4,727	247,789
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	330,693	2,081,111
Viavi Solutions, Inc.*	20,875	210,211

		3,067,002

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Construction & Engineering — 0.3%
API Group Corp.*	22,042	$762,653
Arcosa, Inc.	4,300	355,352
Comfort Systems USA, Inc.	2,428	499,367
Larsen & Toubro Ltd. (India)	70,734	2,995,435
MasTec, Inc.*	4,000	302,880
SNC-Lavalin Group, Inc. (Canada)	17,055	549,086
WillScot Mobile Mini Holdings Corp.*	18,004	801,178
Worley Ltd. (Australia)	82,988	989,195

		7,255,146

Construction Materials — 0.2%
Heidelberg Materials AG (Germany)	14,472	1,293,626
Martin Marietta Materials, Inc.	2,446	1,220,334
Summit Materials, Inc. (Class A Stock)*	17,655	679,011
Taiheiyo Cement Corp. (Japan)	89,100	1,832,330

		5,025,301

Consumer Finance — 0.4%
Aiful Corp. (Japan)	402,900	1,083,917
American Express Co.	46,926	8,791,117
CreditAccess Grameen Ltd. (India)*	27,170	521,350
Funding Circle Holdings PLC (United Kingdom), 144A*	207,326	106,029
LendingTree, Inc.*	8,380	254,082
OneMain Holdings, Inc.	14,019	689,735
PROG Holdings, Inc.*	3,757	116,129
Shriram Finance Ltd. (India)	1,603	39,542
SLM Corp.	25,962	496,393

		12,098,294

Consumer Staples Distribution & Retail — 1.1%
BJ’s Wholesale Club Holdings, Inc.*	9,435	628,937
Casey’s General Stores, Inc.	1,756	482,443
Costco Wholesale Corp.	3,284	2,167,703
CP ALL PCL (Thailand)	606,500	993,538
Dollar General Corp.	19,024	2,586,313
JD Health International, Inc. (China), 144A*	188,250	944,968
Jeronimo Martins SGPS SA (Portugal)	72,395	1,842,491
MatsukiyoCocokara & Co. (Japan)	76,400	1,350,288
Performance Food Group Co.*	5,088	351,835
PriceSmart, Inc.	3,217	243,784
Raia Drogasil SA (Brazil)	226,314	1,370,016
Redcare Pharmacy NV (Netherlands), 144A*	8,207	1,191,010
Seven & i Holdings Co. Ltd. (Japan)	71,000	2,808,019
Sprouts Farmers Market, Inc.*(a)	5,055	243,196
Target Corp.	13,704	1,951,724
Walmart, Inc.	62,670	9,879,925

		29,036,190

Containers & Packaging — 0.3%
Amcor PLC, CDI	95,301	923,359
Avery Dennison Corp.	14,799	2,991,766
Ball Corp.	17,527	1,008,153
Crown Holdings, Inc.	5,768	531,175
Graphic Packaging Holding Co.	20,239	498,891
Klabin SA (Brazil), UTS	168,900	772,599

	Shares	Value
COMMON STOCKS (continued)
Containers & Packaging (cont’d.)
O-I Glass, Inc.*	12,600	$206,388

		6,932,331

Diversified Consumer Services — 0.2%
Auction Technology Group PLC (United Kingdom)*	62,201	412,985
Bright Horizons Family Solutions, Inc.*	7,526	709,250
Duolingo, Inc.*	1,918	435,098
Frontdoor, Inc.*	3,866	136,161
Graham Holdings Co. (Class B Stock)	249	173,434
IDP Education Ltd. (Australia)	22,664	309,163
Pearson PLC (United Kingdom)	102,769	1,262,305
Service Corp. International(a)	31,477	2,154,601
Strategic Education, Inc.	4,171	385,275

		5,978,272

Diversified REITs — 0.0%
WP Carey, Inc.	8,395	544,080

Diversified Telecommunication Services — 0.6%
ATN International, Inc.	7,061	275,167
BT Group PLC (United Kingdom)	893,876	1,408,378
Deutsche Telekom AG (Germany)	292,874	7,041,659
GCI Liberty, Inc. (Class A Stock)*^	5,713	1
Helios Towers PLC (Tanzania)*	301,802	342,742
KT Corp. (South Korea), ADR*(a)	106,456	1,430,769
Liberty Global Ltd. (Belgium) (Class C Stock)*(a)	9,989	186,195
Liberty Latin America Ltd. (Puerto Rico)
(Class C Stock)*(a)	21,569	158,316
Nippon Telegraph & Telephone Corp. (Japan)	4,429,700	5,409,037
Sarana Menara Nusantara Tbk PT (Indonesia)	14,688,300	943,326

		17,195,590

Electric Utilities — 0.8%
Constellation Energy Corp.	53,936	6,304,579
Enel SpA (Italy)	425,429	3,165,113
FirstEnergy Corp.(a)	22,720	832,915
Iberdrola SA (Spain)	216,629	2,841,475
IDACORP, Inc.(a)	5,705	560,916
NextEra Energy, Inc.	101,319	6,154,116
NRG Energy, Inc.	16,694	863,080
OGE Energy Corp.(a)	8,410	293,761
Southern Co. (The)	31,870	2,234,724

		23,250,679

Electrical Equipment — 0.6%
AMETEK, Inc.	23,992	3,956,041
Atkore, Inc.*	4,755	760,800
Hongfa Technology Co. Ltd. (China) (Class A Stock)	84,040	325,885
Hubbell, Inc.	834	274,328
Idec Corp. (Japan)(a)	23,400	475,016
Mitsubishi Electric Corp. (Japan)	125,500	1,775,083
NARI Technology Co. Ltd. (China) (Class A Stock)	566,703	1,774,616
Plug Power, Inc.*(a)	41,770	187,965

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Electrical Equipment (cont’d.)
Polycab India Ltd. (India)	9,418	$620,421
Prysmian SpA (Italy)	30,434	1,387,336
Schneider Electric SE	11,909	2,397,355
Shenzhen Megmeet Electrical Co. Ltd. (China) (Class A Stock)	109,000	376,405
Shoals Technologies Group, Inc.
(Class A Stock)*	23,914	371,623
Signify NV, 144A	41,419	1,389,037
Sunrun, Inc.*(a)	13,789	270,678
Thermon Group Holdings, Inc.*	11,498	374,490
Warom Technology, Inc. Co. (China) (Class A Stock)	83,800	234,774

		16,951,853

Electronic Equipment, Instruments & Components — 1.0%
Amphenol Corp. (Class A Stock)	72,231	7,160,259
Avnet, Inc.	8,311	418,874
Badger Meter, Inc.	2,492	384,690
Belden, Inc.	8,241	636,617
BOE Varitronix Ltd. (China)	195,000	176,547
Cognex Corp.	8,856	369,649
Coherent Corp.*	6,583	286,558
Daiwabo Holdings Co. Ltd. (Japan)	23,000	502,318
Dexerials Corp. (Japan)	5,600	163,197
Hexagon AB (Sweden) (Class B Stock)	135,463	1,627,088
Horiba Ltd. (Japan)	10,500	818,875
Itron, Inc.*	3,300	249,183
Keyence Corp. (Japan)	5,700	2,504,332
Littelfuse, Inc.	1,767	472,779
Murata Manufacturing Co. Ltd. (Japan)	104,300	2,204,066
Nippon Ceramic Co. Ltd. (Japan)	10,600	210,450
Novanta, Inc.*	3,971	668,756
Renishaw PLC (United Kingdom)	7,698	350,360
Sensirion Holding AG (Switzerland), 144A*	2,695	267,747
Shimadzu Corp. (Japan)	28,900	805,820
SUPCON Technology Co. Ltd. (China) (Class A Stock)	21,694	138,008
TE Connectivity Ltd.	45,459	6,386,990
WUS Printed Circuit Kunshan Co. Ltd. (China) (Class A Stock)	50,600	156,924

		26,960,087

Energy Equipment & Services — 0.9%
ChampionX Corp.	7,061	206,252
China Oilfield Services Ltd. (China) (Class A Stock)	212,757	436,465
CNOOC Energy Technology & Services Ltd. (China) (Class A Stock)	553,100	221,148
Expro Group Holdings NV*	23,784	378,641
Halliburton Co.	139,794	5,053,553
Liberty Energy, Inc.	6,022	109,239
Modec, Inc. (Japan)*	30,800	504,515
Natural Gas Services Group, Inc.*	7,588	122,015
Noble Corp. PLC	9,168	441,531
NOV, Inc.	24,561	498,097
Schlumberger NV	195,851	10,192,086
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	8,562	417,501

	Shares	Value
COMMON STOCKS (continued)
Energy Equipment & Services (cont’d.)
Seadrill Ltd. (Norway)*	29,016	$1,371,877
Subsea 7 SA (United Kingdom)	37,341	543,947
TechnipFMC PLC (United Kingdom)	49,136	989,599
TGS ASA (Norway)(a)	61,103	793,488
Tidewater, Inc.*	6,663	480,469
Weatherford International PLC*	5,322	520,651
Yantai Jereh Oilfield Services Group Co. Ltd. (China) (Class A Stock)	115,000	453,130

		23,734,204

Entertainment — 0.5%
Endeavor Group Holdings, Inc. (Class A Stock)	17,462	414,373
Liberty Media Corp.-Liberty Formula One (Class A Stock)*	2,809	162,866
Liberty Media Corp.-Liberty Formula One (Class C Stock)*	28,085	1,773,006
Netflix, Inc.*	12,227	5,953,082
ROBLOX Corp. (Class A Stock)*	8,628	394,472
Sea Ltd. (Singapore), ADR*	69,980	2,834,190
Sphere Entertainment Co.*	8,284	281,325
TKO Group Holdings, Inc.	2,400	195,792
Ubisoft Entertainment SA (France)*	44,600	1,140,098
Warner Music Group Corp. (Class A Stock)	6,075	217,424

		13,366,628

Financial Services — 3.0%
Adyen NV (Netherlands), 144A*	1,677	2,164,908
Affirm Holdings, Inc.*	9,965	489,680
Apollo Global Management, Inc.(a)	24,104	2,246,252
Banca Mediolanum SpA (Italy)	176,926	1,671,054
Berkshire Hathaway, Inc. (Class B Stock)*	41,825	14,917,305
BFF Bank SpA (Italy), 144A	48,643	554,950
Block, Inc.*	14,002	1,083,055
Corebridge Financial, Inc.	85,689	1,856,024
Edenred SE (France)	7,887	471,995
eGuarantee, Inc. (Japan)	11,400	165,106
Equitable Holdings, Inc.	25,068	834,764
Euronet Worldwide, Inc.*	3,233	328,117
Fiserv, Inc.*	86,235	11,455,457
FleetCor Technologies, Inc.*	9,009	2,546,034
Global Payments, Inc.	14,888	1,890,776
Hypoport SE (Germany)*	1,688	329,464
Jackson Financial, Inc. (Class A Stock)	7,231	370,227
Mastercard, Inc. (Class A Stock)	24,520	10,458,025
NCR Atleos Corp.*	4,542	110,325
Ocwen Financial Corp.*	4,191	128,915
ORIX Corp. (Japan)	105,200	1,975,781
Payoneer Global, Inc.*	59,636	310,704
Syncona Ltd.*	139,003	218,695
TFS Financial Corp.(a)	14,552	213,769
Tokyo Century Corp. (Japan)	32,800	354,151
Visa, Inc. (Class A Stock)(a)	90,850	23,652,798
Voya Financial, Inc.(a)	5,845	426,451
WEX, Inc.*	1,631	317,311

		81,542,093

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Food Products — 0.9%
Calbee, Inc. (Japan)	74,600	$1,499,433
Cal-Maine Foods, Inc.	3,055	175,326
Darling Ingredients, Inc.*	10,641	530,347
Flowers Foods, Inc.	28,964	651,980
Kraft Heinz Co. (The)	32,073	1,186,060
Maple Leaf Foods, Inc. (Canada)	20,503	390,548
Mondelez International, Inc. (Class A Stock)	181,249	13,127,865
Nestle SA	53,777	6,233,824
Post Holdings, Inc.*	3,965	349,158
Simply Good Foods Co. (The)*	6,358	251,777

		24,396,318

Gas Utilities — 0.1%
Atmos Energy Corp.	15,470	1,792,973
China Resources Gas Group Ltd. (China)	151,900	498,554
National Fuel Gas Co.	6,273	314,716
Southwest Gas Holdings, Inc.(a)	3,511	222,422
UGI Corp.	9,198	226,271

		3,054,936

Ground Transportation — 1.5%
Canadian National Railway Co. (Canada)(a)	26,496	3,328,692
Canadian Pacific Kansas City Ltd. (Canada)(a)	35,825	2,832,324
CSX Corp.	302,195	10,477,101
J.B. Hunt Transport Services, Inc.	9,094	1,816,436
Landstar System, Inc.	3,037	588,115
Localiza Rent a Car SA (Brazil)	60,467	791,682
Lyft, Inc. (Class A Stock)*	13,900	208,361
Norfolk Southern Corp.	11,155	2,636,819
Old Dominion Freight Line, Inc.	8,176	3,313,978
RXO, Inc.*	5,326	123,883
Saia, Inc.*	3,112	1,363,741
Uber Technologies, Inc.*	49,128	3,024,811
Union Pacific Corp.	38,663	9,496,406
XPO, Inc.*	3,965	347,294

		40,349,643

Health Care Equipment & Supplies — 1.8%
Alcon, Inc. (Switzerland)	47,023	3,678,893
Align Technology, Inc.*(a)	639	175,086
Becton, Dickinson & Co.	17,877	4,358,949
Cochlear Ltd. (Australia)	1,565	318,393
Coloplast A/S (Denmark) (Class B Stock)	5,725	654,174
Dexcom, Inc.*	3,439	426,745
DiaSorin SpA (Italy)	18,455	1,902,040
Eiken Chemical Co. Ltd. (Japan)	32,800	396,995
Enovis Corp.*	6,759	378,639
Envista Holdings Corp.*	11,094	266,922
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	20,070	299,313
GE HealthCare Technologies, Inc.	77,124	5,963,228
Haemonetics Corp.*	3,060	261,661
ICU Medical, Inc.*	1,807	180,230

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (cont’d.)
Inspire Medical Systems, Inc.*	1,284	$261,204
Intuitive Surgical, Inc.*	16,042	5,411,929
iRhythm Technologies, Inc.*(a)	1,526	163,343
Koninklijke Philips NV (Netherlands)*	127,276	2,978,542
Lantheus Holdings, Inc.*	4,430	274,660
Medtronic PLC	37,369	3,078,458
Nakanishi, Inc. (Japan)	17,600	295,300
Nevro Corp.*	5,457	117,435
Nipro Corp. (Japan)	80,900	634,107
Novocure Ltd.*	12,661	189,029
Olympus Corp. (Japan)	175,300	2,530,329
OraSure Technologies, Inc.*	14,700	120,540
Penumbra, Inc.*	2,209	555,652
PROCEPT BioRobotics Corp.*(a)	9,673	405,395
QuidelOrtho Corp.*	2,740	201,938
Shandong Pharmaceutical Glass Co. Ltd. (China) (Class A Stock)	309,900	1,113,111
Shandong Weigao Group Medical Polymer Co. Ltd. (China) (Class H Stock)	446,000	434,668
Smith & Nephew PLC (United Kingdom)	225,263	3,094,454
Sonova Holding AG (Switzerland)	1,143	373,816
Stryker Corp.	22,692	6,795,346
Teleflex, Inc.	1,381	344,339

		48,634,863

Health Care Providers & Services — 2.7%
agilon health, Inc.*(a)	32,769	411,251
Amedisys, Inc.*	2,020	192,021
Amplifon SpA (Italy)	53,271	1,845,873
Apollo Medical Holdings, Inc.*(a)	3,900	149,370
Bumrungrad Hospital PCL (Thailand)	45,100	293,040
Cencora, Inc.	51,073	10,489,373
Chemed Corp.	476	278,341
Cigna Group (The)	6,313	1,890,428
dentalcorp Holdings Ltd. (Canada)*	38,770	203,645
Elevance Health, Inc.	39,453	18,604,457
Fresenius SE & Co. KGaA (Germany)	41,459	1,285,044
Guardant Health, Inc.*	3,901	105,522
HCA Healthcare, Inc.	16,130	4,366,068
Humana, Inc.	6,949	3,181,322
Integrated Diagnostics Holdings PLC (Egypt), 144A*	288,076	102,025
McKesson Corp.	11,789	5,458,071
Molina Healthcare, Inc.*	4,676	1,689,486
Pediatrix Medical Group, Inc.*	22,366	208,004
Pennant Group, Inc. (The)*	9,262	128,927
Progyny, Inc.*	6,700	249,106
Select Medical Holdings Corp.	24,438	574,293
Tenet Healthcare Corp.*	38,981	2,945,794
UnitedHealth Group, Inc.	38,977	20,520,221

		75,171,682

Health Care REITs — 0.3%
Healthcare Realty Trust, Inc.	113,029	1,947,490
Omega Healthcare Investors, Inc.(a)	6,589	202,019
Ventas, Inc.	34,410	1,714,994

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Health Care REITs (cont’d.)
Welltower, Inc.(a)	41,807	$3,769,737

		7,634,240

Health Care Technology — 0.1%
Phreesia, Inc.*	20,439	473,163
Simulations Plus, Inc.(a)	5,523	247,154
Veeva Systems, Inc. (Class A Stock)*	15,374	2,959,803

		3,680,120

Hotel & Resort REITs — 0.1%
Apple Hospitality REIT, Inc.(a)	92,767	1,540,860
Host Hotels & Resorts, Inc.(a)	24,393	474,932
Pebblebrook Hotel Trust(a)	74,116	1,184,373
RLJ Lodging Trust	8,300	97,276
Xenia Hotels & Resorts, Inc.(a)	8,737	118,998

		3,416,439

Hotels, Restaurants & Leisure — 1.8%
Amadeus IT Group SA (Spain)	54,615	3,922,534
Arcos Dorados Holdings, Inc. (Brazil) (Class A Stock)	28,669	363,810
Bloomin’ Brands, Inc.	11,571	325,724
Booking Holdings, Inc.*	1,875	6,651,038
Brinker International, Inc.*	3,940	170,129
Carrols Restaurant Group, Inc.	14,300	112,684
Cava Group, Inc.*	19,301	829,557
Cheesecake Factory, Inc. (The)(a)	7,040	246,470
Chipotle Mexican Grill, Inc.*	1,599	3,656,849
Denny’s Corp.*	22,915	249,315
DoorDash, Inc. (Class A Stock)*	17,676	1,747,980
DraftKings, Inc. (Class A Stock)*	21,613	761,858
Galaxy Entertainment Group Ltd. (Macau)	218,000	1,220,989
H World Group Ltd. (China)	161,200	538,995
Hilton Worldwide Holdings, Inc.	36,644	6,672,506
InterContinental Hotels Group PLC (United Kingdom)	2,833	255,468
Las Vegas Sands Corp.	29,915	1,472,117
Marriott International, Inc. (Class A Stock)	13,710	3,091,742
Marriott Vacations Worldwide Corp.	2,702	229,373
McDonald’s Corp.	31,886	9,454,518
Noodles & Co.*	35,800	112,770
Norwegian Cruise Line Holdings Ltd.*(a)	51,493	1,031,920
Planet Fitness, Inc. (Class A Stock)*	15,029	1,097,117
Travel + Leisure Co.	7,080	276,757
Vail Resorts, Inc.	1,090	232,682
Wendy’s Co. (The)(a)	13,338	259,824
Wingstop, Inc.	2,818	723,042
Yum China Holdings, Inc. (China)	32,395	1,374,520
Yum! Brands, Inc.(a)	15,642	2,043,784
Zomato Ltd. (India)*	435,008	645,673

		49,771,745

Household Durables — 0.3%
Ariston Holding NV (Italy)	48,748	338,472
Cairn Homes PLC (Ireland)	394,867	582,652

	Shares	Value
COMMON STOCKS (continued)
Household Durables (cont’d.)
Cavco Industries, Inc.*	1,708	$592,027
Century Communities, Inc.	5,067	461,806
Dixon Technologies India Ltd. (India)	4,682	369,224
Haier Smart Home Co. Ltd. (China) (Class H Stock)	148,200	418,611
Jason Furniture Hangzhou Co. Ltd. (China) (Class A Stock)	103,110	506,831
KB Home	4,200	262,332
MDC Holdings, Inc.	7,781	429,900
Persimmon PLC (United Kingdom)	19,915	352,021
Skyline Champion Corp.*	5,154	382,736
Sony Group Corp. (Japan)	24,600	2,327,970
Taylor Wimpey PLC (United Kingdom)	706,131	1,321,818
Tempur Sealy International, Inc.	7,948	405,110

		8,751,510

Household Products — 0.7%
Colgate-Palmolive Co.	98,483	7,850,080
Essity AB (Sweden) (Class B Stock)	125,445	3,108,801
Procter & Gamble Co. (The)	49,807	7,298,718
WD-40 Co.(a)	977	233,571

		18,491,170

Independent Power & Renewable Electricity Producers — 0.2%
Clearway Energy, Inc. (Class C Stock)	5,992	164,361
Electric Power Development Co. Ltd. (Japan)	40,600	658,369
NTPC Ltd. (India)	1,154,611	4,313,673
Vistra Corp.	11,600	446,832

		5,583,235

Industrial Conglomerates — 1.4%
CK Hutchison Holdings Ltd. (United Kingdom)	187,000	1,004,677
Fosun International Ltd. (China)	765,500	450,016
General Electric Co.	127,575	16,282,397
Hikari Tsushin, Inc. (Japan)	10,500	1,735,324
Hitachi Ltd. (Japan)	53,900	3,877,013
Honeywell International, Inc.	25,616	5,371,931
Siemens AG (Germany)	38,376	7,199,695
SM Investments Corp. (Philippines)	111,670	1,757,725
Smiths Group PLC (United Kingdom)	64,678	1,451,725

		39,130,503

Industrial REITs — 0.8%
Americold Realty Trust, Inc.	6,900	208,863
EastGroup Properties, Inc.	16,419	3,013,543
Innovative Industrial Properties, Inc.(a)	1,056	106,466
Prologis, Inc.(a)	72,471	9,660,384
Rexford Industrial Realty, Inc.	103,327	5,796,645
Terreno Realty Corp.(a)	49,520	3,103,419

		21,889,320

Insurance — 3.1%
AIA Group Ltd. (Hong Kong)	715,600	6,227,783
Allstate Corp. (The)	27,924	3,908,802
Aon PLC (Class A Stock)	6,829	1,987,376
ASR Nederland NV (Netherlands)	24,303	1,148,072

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Insurance (cont’d.)
AXA SA (France)	136,437	$4,455,549
Axis Capital Holdings Ltd.	6,557	363,061
Chubb Ltd.	63,836	14,426,936
CNO Financial Group, Inc.	14,314	399,361
Definity Financial Corp. (Canada)	77,204	2,187,267
Fidelity National Financial, Inc.	7,540	384,691
First American Financial Corp.	4,465	287,725
Hanover Insurance Group, Inc. (The)	4,639	563,267
Hartford Financial Services Group, Inc. (The)	52,115	4,189,004
HDFC Life Insurance Co. Ltd. (India), 144A	218,038	1,694,187
Hiscox Ltd. (United Kingdom)	69,647	935,830
Kemper Corp.	11,644	566,713
Mandatum OYJ (Finland)*	63,349	283,989
Markel Group, Inc.*	252	357,815
Marsh & McLennan Cos., Inc.	48,090	9,111,612
MetLife, Inc.	78,027	5,159,925
Old Republic International Corp.	13,804	405,838
Palomar Holdings, Inc.*	4,241	235,375
Progressive Corp. (The)	41,373	6,589,891
Prudential PLC (Hong Kong)	225,864	2,548,354
Reinsurance Group of America, Inc.	2,780	449,748
RenaissanceRe Holdings Ltd. (Bermuda)	4,126	808,696
Sampo OYJ (Finland) (Class A Stock)	50,240	2,201,131
Selective Insurance Group, Inc.	6,368	633,489
Sompo Holdings, Inc. (Japan)	35,800	1,751,636
Sun Life Financial, Inc. (Canada)	31,098	1,612,810
Travelers Cos., Inc. (The)	28,102	5,353,150
Zurich Insurance Group AG (Switzerland)	4,963	2,594,791

		83,823,874

Interactive Media & Services — 2.2%
Alphabet, Inc. (Class A Stock)*	27,661	3,863,965
Alphabet, Inc. (Class C Stock)*	171,672	24,193,735
Baidu, Inc. (China), ADR*	10,559	1,257,471
Baltic Classifieds Group PLC (United Kingdom)	142,313	429,007
IAC, Inc.*	3,310	173,378
Info Edge India Ltd. (India)	5,353	330,398
JOYY, Inc. (China), ADR(a)	18,837	747,829
Kanzhun Ltd. (China), ADR(a)	80,587	1,338,550
LY Corp. (Japan)	569,900	2,015,328
Meta Platforms, Inc. (Class A Stock)*	55,671	19,705,307
NAVER Corp. (South Korea)*	8,418	1,456,486
Pinterest, Inc. (Class A Stock)*	42,011	1,556,087
Scout24 SE (Germany), 144A	4,953	350,233
Snap, Inc. (Class A Stock)*	29,287	495,829
Tencent Holdings Ltd. (China)	48,200	1,819,785
ZoomInfo Technologies, Inc.*	11,631	215,057

		59,948,445

IT Services — 1.0%
Accenture PLC (Class A Stock)	20,547	7,210,148
Adesso SE (Germany)	2,347	278,194
CANCOM SE (Germany)	9,792	319,469
Capgemini SE (France)	11,736	2,452,726

	Shares	Value
COMMON STOCKS (continued)
IT Services (cont’d.)
CI&T, Inc. (Brazil) (Class A Stock)*	27,527	$144,792
Cloudflare, Inc. (Class A Stock)*	7,820	651,093
FPT Corp. (Vietnam)	164,128	649,579
Fujitsu Ltd. (Japan)	15,200	2,287,504
GoDaddy, Inc. (Class A Stock)*	9,074	963,296
Keywords Studios PLC (Ireland)	38,466	814,795
MongoDB, Inc.*	6,657	2,721,714
Nagarro SE (Germany)*(a)	3,178	306,224
Okta, Inc.*	4,174	377,872
Shopify, Inc. (Canada) (Class A Stock) (NYSE)*(a)	64,063	4,990,508
Shopify, Inc. (Canada) (Class A Stock) (XTSE)*	15,777	1,228,297
Snowflake, Inc. (Class A Stock)*	12,546	2,496,654
Twilio, Inc. (Class A Stock)*	1,903	144,381

		28,037,246

Leisure Products — 0.1%
BRP, Inc.	11,228	803,471
Brunswick Corp.	4,285	414,574
Mattel, Inc.*	20,106	379,601
Peloton Interactive, Inc. (Class A Stock)*(a)	24,683	150,320
Polaris, Inc.	746	70,698
Spin Master Corp. (Canada), 144A	16,077	422,961

		2,241,625

Life Sciences Tools & Services — 1.4%
10X Genomics, Inc. (Class A Stock)*	6,592	368,888
Adaptive Biotechnologies Corp.*	21,608	105,879
Agilent Technologies, Inc.	28,800	4,004,064
Avantor, Inc.*	28,902	659,833
CryoPort, Inc.*	9,500	147,155
Danaher Corp.	38,586	8,926,485
Eurofins Scientific SE (Luxembourg)	15,162	989,054
Evotec SE (Germany)*	107,992	2,532,731
Olink Holding AB (Sweden), ADR*	11,257	283,114
Oxford Nanopore Technologies PLC (United Kingdom)*	90,583	240,338
Repligen Corp.*(a)	3,588	645,122
Sartorius Stedim Biotech (France)	6,345	1,682,583
Schott Pharma AG & Co. KGaA (Germany)*	40,831	1,520,099
SKAN Group AG (Switzerland)	2,089	200,542
Tecan Group AG (Switzerland)	1,146	468,837
Thermo Fisher Scientific, Inc.	26,271	13,944,384
West Pharmaceutical Services, Inc.	2,191	771,495

		37,490,603

Machinery — 1.7%
Aalberts NV (Netherlands)	12,840	558,121
Aida Engineering Ltd. (Japan)	34,400	200,883
Alamo Group, Inc.	1,658	348,495
Alstom SA (France)	57,444	774,647
ATS Corp. (Canada)*	10,069	433,977
Caterpillar, Inc.(a)	782	231,214
Cummins, Inc.	20,623	4,940,652
Daimler Truck Holding AG (Germany)	80,172	3,011,586

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Machinery (cont’d.)
Deere & Co.	4,125	$1,649,464
Douglas Dynamics, Inc.	9,551	283,474
Dover Corp.	5,799	891,944
Enerpac Tool Group Corp.	11,182	347,648
Esab Corp.	7,155	619,766
Fluidra SA (Spain)	83,062	1,731,669
Graco, Inc.	3,791	328,907
GVS SpA (Italy), 144A*	46,752	288,888
IDEX Corp.	12,661	2,748,830
IHI Corp. (Japan)	19,100	372,700
Illinois Tool Works, Inc.	6,105	1,599,144
Impro Precision Industries Ltd., 144A	696,000	213,911
Interpump Group SpA (Italy)	2,147	111,388
KION Group AG (Germany)	20,937	893,579
Lincoln Electric Holdings, Inc.	2,863	622,588
Manitowoc Co., Inc. (The)*	16,427	274,167
METAWATER Co. Ltd. (Japan)	27,300	422,664
Middleby Corp. (The)*	3,587	527,899
MINEBEA MITSUMI, Inc. (Japan)	43,400	888,313
Miura Co. Ltd. (Japan)	9,900	196,574
Moon Environment Technology Co. Ltd. (China) (Class A Stock)	113,000	215,231
Mueller Water Products, Inc. (Class A Stock)	37,615	541,656
Obara Group, Inc. (Japan)	25,200	673,467
Omega Flex, Inc.(a)	2,800	197,428
Otis Worldwide Corp.	19,942	1,784,211
Proto Labs, Inc.*	6,697	260,915
Qingdao Hiron Commercial Cold Chain Co. Ltd. (China) (Class A Stock)	70,500	149,999
RBC Bearings, Inc.*(a)	2,550	726,469
Rotork PLC (United Kingdom)	222,421	915,376
Seibu Giken Co. Ltd. (Japan)*(a)	7,200	89,157
Shenzhen Inovance Technology Co. Ltd. (China) (Class A Stock)	174,300	1,545,249
SMC Corp. (Japan)	1,100	588,430
Spirax-Sarco Engineering PLC (United Kingdom)	5,700	762,635
Stanley Black & Decker, Inc.	20,272	1,988,683
Takeuchi Manufacturing Co. Ltd. (Japan)	16,400	496,522
Takuma Co. Ltd. (Japan)	22,700	287,398
Timken Co. (The)	4,803	384,960
Toro Co. (The)	11,460	1,100,045
Trelleborg AB (Sweden) (Class B Stock)	10,389	348,697
Trinity Industries, Inc.	7,766	206,498
Valmet OYJ (Finland)	15,144	437,927
Wabash National Corp.	9,090	232,886
Weir Group PLC (The) (United Kingdom)	21,634	519,833
Westinghouse Air Brake Technologies Corp.	39,879	5,060,645
Yangzijiang Shipbuilding Holdings Ltd. (China)	1,415,600	1,597,075
Zhejiang Dingli Machinery Co. Ltd. (China) (Class A Stock)	40,300	289,420

		46,913,904

	Shares	Value
COMMON STOCKS (continued)
Media — 0.3%
Ascential PLC (United Kingdom)*	585,886	$2,188,015
Daily Journal Corp.*	495	168,706
Informa PLC (United Kingdom)	151,101	1,502,912
Liberty Broadband Corp. (Class C Stock)*	968	78,011
Nexstar Media Group, Inc.	4,013	629,038
oOh!media Ltd. (Australia)	294,023	331,481
Scholastic Corp.	5,959	224,654
Trade Desk, Inc. (The) (Class A Stock)*	15,972	1,149,345
WPP PLC (United Kingdom)	215,703	2,060,371
YouGov PLC (United Kingdom)	85,954	1,292,901

		9,625,434

Metals & Mining — 1.0%
Adriatic Metals PLC (Bosnia and Herzegowina), CDI*	195,858	533,549
Alpha Metallurgical Resources, Inc.(a)	1,241	420,600
ArcelorMittal SA (Luxembourg)	54,603	1,549,634
Aya Gold & Silver, Inc. (Canada)*	25,481	186,725
BHP Group Ltd. (Australia) (ASE)	51,249	1,750,902
BHP Group Ltd. (Australia) (CBOE)	72,426	2,475,975
Boliden AB (Sweden)	37,529	1,174,640
Cleveland-Cliffs, Inc.*	22,522	459,899
Compass Minerals International, Inc.	3,730	94,444
Eramet SA (France)	3,064	242,734
ERO Copper Corp. (Brazil)*	95,448	1,509,102
Filo Corp. (Canada)*	27,427	436,952
Franco-Nevada Corp. (Canada)	12,953	1,435,322
Freeport-McMoRan, Inc.	90,628	3,858,034
Hoa Phat Group JSC (Vietnam)*	468,900	539,668
Nippon Steel Corp. (Japan)	57,900	1,322,655
Pilbara Minerals Ltd. (Australia)	151,760	407,342
Reliance Steel & Aluminum Co.	3,748	1,048,241
Royal Gold, Inc.(a)	3,061	370,259
South32 Ltd. (Australia)	796,746	1,801,954
Southern Copper Corp. (Mexico)	12,849	1,105,913
Sumitomo Metal Mining Co. Ltd. (Japan)	37,700	1,119,609
Warrior Met Coal, Inc.	13,681	834,131
Wesdome Gold Mines Ltd. (Canada)*	65,034	378,410
Wheaton Precious Metals Corp. (Brazil)(a)	42,172	2,080,766
Yunnan Aluminium Co. Ltd. (China) (Class A Stock)	145,300	249,198

		27,386,658

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Apollo Commercial Real Estate Finance, Inc.(a)	27,675	324,904
Ellington Residential Mortgage REIT	50,200	307,726
Granite Point Mortgage Trust, Inc.	46,181	274,315
Orchid Island Capital, Inc.(a)	24,111	203,256
Ready Capital Corp.(a)	15,076	154,529
Two Harbors Investment Corp.	13,744	191,454

		1,456,184

Multi-Utilities — 0.5%
Ameren Corp.	77,815	5,629,137

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Multi-Utilities (cont’d.)
Black Hills Corp.	2,952	$159,260
CMS Energy Corp.	37,541	2,180,006
Engie SA (France)	163,464	2,879,631
Northwestern Energy Group, Inc.(a)	6,302	320,709
WEC Energy Group, Inc.	17,215	1,448,987

		12,617,730

Office REITs — 0.2%
Alexandria Real Estate Equities, Inc.	9,459	1,199,117
Douglas Emmett, Inc.(a)	74,135	1,074,958
Great Portland Estates PLC (United Kingdom)	105,536	563,738
Kilroy Realty Corp.	30,487	1,214,602
SL Green Realty Corp.(a)	9,329	421,391

		4,473,806

Oil, Gas & Consumable Fuels — 2.8%
BP PLC (United Kingdom)	505,188	2,994,791
Cenovus Energy, Inc. (Canada)	123,410	2,056,445
Cheniere Energy, Inc.	6,337	1,081,789
Chesapeake Energy Corp.(a)	8,877	682,997
Chevron Corp.	34,982	5,217,915
ConocoPhillips	49,965	5,799,438
Diamondback Energy, Inc.	17,948	2,783,376
EOG Resources, Inc.	27,014	3,267,343
EQT Corp.	183,505	7,094,303
Equitrans Midstream Corp.	50,036	509,367
Exxon Mobil Corp.	112,565	11,254,249
Galp Energia SGPS SA (Portugal)	283,077	4,165,104
Gazprom PJSC (Russia)*^	321,836	1
Gaztransport Et Technigaz SA (France)	4,884	646,964
Kinder Morgan, Inc.	173,344	3,057,788
Kosmos Energy Ltd. (Ghana)*	170,762	1,145,813
Magnolia Oil & Gas Corp. (Class A Stock)(a)	17,904	381,176
Matador Resources Co.	3,231	183,715
Murphy Oil Corp.	3,776	161,084
NuVista Energy Ltd. (Canada)*	48,746	406,140
OMV AG (Austria)	33,600	1,474,123
Ovintiv, Inc.	6,239	274,017
PBF Energy, Inc. (Class A Stock)	4,680	205,733
Pioneer Natural Resources Co.	2,816	633,262
Range Resources Corp.	147,495	4,489,748
SM Energy Co.(a)	8,999	348,441
Southwestern Energy Co.*	262,424	1,718,877
Suncor Energy, Inc. (Canada)	114,385	3,664,498
Texas Pacific Land Corp.	149	234,295
TotalEnergies SE (France)	106,097	7,214,492
Williams Cos., Inc. (The)	79,070	2,754,008

		75,901,292

Paper & Forest Products — 0.1%
Clearwater Paper Corp.*	6,789	245,219
Louisiana-Pacific Corp.	5,607	397,144
Suzano SA (Brazil)	126,598	1,441,677

		2,084,040

	Shares	Value
COMMON STOCKS (continued)
Passenger Airlines — 0.0%
Allegiant Travel Co.(a)	2,900	$239,569
Exchange Income Corp. (Canada)	11,888	404,625
Spirit Airlines, Inc.(a)	5,600	91,784

		735,978

Personal Care Products — 0.7%
elf Beauty, Inc.*	5,259	759,084
Jamieson Wellness, Inc. (Canada), 144A	17,747	424,974
Kao Corp. (Japan)	42,800	1,759,321
Kenvue, Inc.	412,687	8,885,151
Medifast, Inc.	2,495	167,714
Unilever PLC (United Kingdom) (XLON)	81,887	3,964,233
Unilever PLC (United Kingdom) (XAMS)	39,506	1,914,756

		17,875,233

Pharmaceuticals — 3.4%
Arvinas, Inc.*	7,085	291,619
Astellas Pharma, Inc. (Japan)	146,800	1,745,932
AstraZeneca PLC (United Kingdom), ADR	290,993	19,598,379
Bayer AG (Germany)	45,411	1,684,926
Chugai Pharmaceutical Co. Ltd. (Japan)	84,000	3,173,382
Cymabay Therapeutics, Inc.*	7,499	177,126
Daiichi Sankyo Co. Ltd. (Japan)	76,100	2,083,369
Elanco Animal Health, Inc.*	31,963	476,249
Eli Lilly & Co.	28,482	16,602,727
EyePoint Pharmaceuticals, Inc.*	7,124	164,636
GSK PLC, ADR	77,775	2,882,342
Johnson & Johnson	49,843	7,812,392
Laboratorios Farmaceuticos Rovi SA (Spain)	12,179	810,706
Merck & Co., Inc.	46,616	5,082,076
Merck KGaA (Germany)	6,027	959,586
Novartis AG (Switzerland)	28,407	2,869,405
Novo Nordisk A/S (Denmark), ADR(a)	41,912	4,335,796
Otsuka Holdings Co. Ltd. (Japan)	34,400	1,286,457
Pacira BioSciences, Inc.*	6,722	226,800
Pliant Therapeutics, Inc.*(a)	10,748	194,646
Roche Holding AG	16,609	4,828,129
Royalty Pharma PLC (Class A Stock)	18,200	511,238
Sandoz Group AG (Switzerland)*	49,523	1,593,356
Sanofi SA	45,387	4,510,232
Supernus Pharmaceuticals, Inc.*	12,750	368,985
Takeda Pharmaceutical Co. Ltd. (Japan)	44,800	1,284,777
Torrent Pharmaceuticals Ltd. (India)	10,949	303,186
Virbac SACA (France)	1,291	514,432
Zoetis, Inc.	34,768	6,862,160

		93,235,046

Professional Services — 1.0%
ALS Ltd. (Australia)	25,892	226,788
Automatic Data Processing, Inc.	7,987	1,860,731
Booz Allen Hamilton Holding Corp.	15,391	1,968,663

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Professional Services (cont’d.)
Broadridge Financial Solutions, Inc.	21,755	$4,476,091
CBIZ, Inc.*	3,472	217,313
Ceridian HCM Holding, Inc.*(a)	19,787	1,328,103
Computer Age Management Services Ltd. (India)	1,693	53,900
CSG Systems International, Inc.	1,946	103,547
DKSH Holding AG (Switzerland)	9,456	656,925
Equifax, Inc.(a)	6,023	1,489,428
Experian PLC	41,192	1,680,442
FTI Consulting, Inc.*	10,963	2,183,282
HeadHunter Group PLC (Russia), ADR*(a)^	7,400	1
Insperity, Inc.	2,042	239,363
Korn Ferry	5,484	325,475
ManpowerGroup, Inc.	2,464	195,814
Outsourcing, Inc. (Japan)*	50,700	622,913
Paylocity Holding Corp.*	4,073	671,434
Persol Holdings Co. Ltd. (Japan)	1,963,500	3,359,369
Recruit Holdings Co. Ltd. (Japan)	55,800	2,333,061
SS&C Technologies Holdings, Inc.	12,704	776,341
TeamLease Services Ltd. (India)*	8,268	317,485
TransUnion	7,693	528,586
Upwork, Inc.*	16,363	243,318
Verra Mobility Corp.*	21,718	500,166

		26,358,539

Real Estate Management & Development — 0.5%
Aedas Homes SA (Spain), 144A	20,679	417,029
Altus Group Ltd. (Canada)	2,090	66,467
CBRE Group, Inc. (Class A Stock)*	9,088	846,002
China Overseas Property Holdings Ltd. (China)	325,000	243,900
China Resources Mixc Lifestyle Services Ltd. (China), 144A	205,000	731,167
Corp Inmobiliaria Vesta SAB de CV (Mexico)	123,400	489,356
Corp. Inmobiliaria Vesta SAB de CV (Mexico), ADR	2,644	104,755
DigitalBridge Group, Inc.	7,610	133,479
Hongkong Land Holdings Ltd. (Hong Kong)	238,300	828,821
Jones Lang LaSalle, Inc.*(a)	8,805	1,663,000
KE Holdings, Inc. (China), ADR(a)	66,160	1,072,454
Mitsubishi Estate Co. Ltd. (Japan)	129,300	1,772,454
Mitsui Fudosan Co. Ltd. (Japan)	135,000	3,300,710
Multiplan Empreendimentos Imobiliarios SA (Brazil)	130,200	759,330
Nexity SA (France)	17,373	323,780
Opendoor Technologies, Inc.*(a)	21,111	94,577
St. Joe Co. (The)	3,828	230,369
StorageVault Canada, Inc. (Canada)	133,998	528,893
Tokyo Tatemono Co. Ltd. (Japan)	52,700	786,935
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	172,000	581,442

		14,974,920

Residential REITs — 1.0%
American Homes 4 Rent (Class A Stock)	87,780	3,156,569

	Shares	Value
COMMON STOCKS (continued)
Residential REITs (cont’d.)
Apartment Investment & Management Co. (Class A Stock)*	32,345	$253,261
AvalonBay Communities, Inc.	19,528	3,656,032
Camden Property Trust	16,626	1,650,796
Equity LifeStyle Properties, Inc.	93,398	6,588,295
Equity Residential	101,640	6,216,302
Essex Property Trust, Inc.(a)	12,589	3,121,317
Sun Communities, Inc.	11,212	1,498,484

		26,141,056

Retail REITs — 0.4%
Acadia Realty Trust	99,313	1,687,328
Federal Realty Investment Trust	3,074	316,776
Kimco Realty Corp.(a)	44,802	954,730
Regency Centers Corp.(a)	49,677	3,328,359
Simon Property Group, Inc.	28,611	4,081,073
Urban Edge Properties	21,969	402,033

		10,770,299

Semiconductors & Semiconductor Equipment — 4.6%
Advanced Micro Devices, Inc.*	23,228	3,424,040
Amkor Technology, Inc.	9,733	323,817
ams-OSRAM AG (Austria)*	127,620	321,689
Analog Devices, Inc.	28,665	5,691,722
Applied Materials, Inc.	49,657	8,047,910
ASML Holding NV (Netherlands) (XAMS)	13,819	10,431,789
ASML Holding NV (Netherlands) (XNGS)	4,044	3,060,985
ASMPT Ltd. (Hong Kong)	45,000	429,107
Disco Corp. (Japan)	11,700	2,889,512
Entegris, Inc.	8,822	1,057,052
Infineon Technologies AG (Germany)	20,451	854,087
Intel Corp.	62,696	3,150,474
IQE PLC (United Kingdom)*(a)	1,158,434	360,833
King Yuan Electronics Co. Ltd. (Taiwan)	57,000	157,329
KLA Corp.	7,988	4,643,424
Lam Research Corp.	5,421	4,246,053
Lattice Semiconductor Corp.*	10,333	712,874
MACOM Technology Solutions Holdings, Inc.*	2,577	239,532
Marvell Technology, Inc.	21,392	1,290,152
MaxLinear, Inc.*	11,400	270,978
Microchip Technology, Inc.(a)	32,474	2,928,505
Micron Technology, Inc.	40,600	3,464,804
MKS Instruments, Inc.	7,777	800,020
Monolithic Power Systems, Inc.	2,471	1,558,657
NVIDIA Corp.	43,222	21,404,399
NXP Semiconductors NV (China)	22,777	5,231,421
QUALCOMM, Inc.	41,420	5,990,575
Semtech Corp.*	8,408	184,219
Silergy Corp. (China)	66,000	1,071,240
Siltronic AG (Germany)	6,942	677,701
Socionext, Inc. (Japan)	5,600	101,253
SUMCO Corp. (Japan)	64,800	969,354
Synaptics, Inc.*	3,000	342,240
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	661,000	12,672,396

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR(a)	24,168	$2,513,472
Technoprobe SpA (Italy)*	45,809	437,915
Texas Instruments, Inc.	56,314	9,599,284
Tokyo Electron Ltd. (Japan)	12,700	2,257,296
Tokyo Seimitsu Co. Ltd. (Japan)	6,800	417,040
Ultra Clean Holdings, Inc.*	9,943	339,454

		124,564,604

Software — 5.1%
ACI Worldwide, Inc.*	7,262	222,217
Adeia, Inc.	19,000	235,410
Adobe, Inc.*	2,550	1,521,330
Appfolio, Inc. (Class A Stock)*	2,388	413,697
Aspen Technology, Inc.*	1,364	300,285
Atlassian Corp. (Class A Stock)*	9,496	2,258,719
BILL Holdings, Inc.*	23,433	1,911,898
Cerence, Inc.*(a)	5,055	99,381
Confluent, Inc. (Class A Stock)*(a)	58,915	1,378,611
Consensus Cloud Solutions, Inc.*	4,086	107,094
Constellation Software, Inc. (Canada)	1,369	3,394,238
Crowdstrike Holdings, Inc. (Class A Stock)*	9,236	2,358,136
Datadog, Inc. (Class A Stock)*	15,516	1,883,332
Descartes Systems Group, Inc. (The) (Canada) (XTSE)*	10,645	894,387
Descartes Systems Group, Inc. (The) (Canada) (XNGS)*	14,296	1,201,722
Digimarc Corp.*	2,790	100,775
DocuSign, Inc.*	14,585	867,078
Dolby Laboratories, Inc. (Class A Stock)	2,830	243,889
Dynatrace, Inc.*	14,624	799,787
Esker SA (France)	2,044	360,883
Fair Isaac Corp.*	950	1,105,810
FD Technologies PLC (United Kingdom)*	20,212	295,959
Five9, Inc.*	2,729	214,745
Fortinet, Inc.*	3,328	194,788
Fukui Computer Holdings, Inc. (Japan)	5,000	89,192
Guidewire Software, Inc.*(a)	1,401	152,765
HashiCorp, Inc. (Class A Stock)*	8,430	199,285
HubSpot, Inc.*	2,022	1,173,852
Informatica, Inc. (Class A Stock)*	9,044	256,759
Intuit, Inc.	6,055	3,784,557
Kinaxis, Inc. (Canada)*	2,376	266,658
Lectra (France)	673	23,240
Manhattan Associates, Inc.*	2,508	540,023
Microsoft Corp.	199,332	74,956,805
NCR Voyix Corp.*	8,784	148,537
Nutanix, Inc. (Class A Stock)*	13,097	624,596
OneSpan, Inc.*	11,400	122,208
Palantir Technologies, Inc. (Class A Stock)*(a)	48,878	839,235
Pegasystems, Inc.	2,561	125,130
Procore Technologies, Inc.*	6,959	481,702
RingCentral, Inc. (Class A Stock)*	5,860	198,947
Roper Technologies, Inc.(a)	17,980	9,802,157
Salesforce, Inc.*	14,381	3,784,216

	Shares	Value
COMMON STOCKS (continued)
Software (cont’d.)
Samsara, Inc. (Class A Stock)*	19,287	$643,800
SAP SE (Germany)	20,599	3,170,631
ServiceNow, Inc.*	9,072	6,409,277
Splunk, Inc.*	3,913	596,146
Synopsys, Inc.*	8,230	4,237,709
Teradata Corp.*	5,025	218,638
UiPath, Inc. (Class A Stock)*	17,500	434,700
Unity Software, Inc.*	3,714	151,865
Verint Systems, Inc.*	7,997	216,159
Workday, Inc. (Class A Stock)*	6,519	1,799,635
Workiva, Inc.*	2,013	204,380
Xperi, Inc.*	15,328	168,915
Zoom Video Communications, Inc. (Class A Stock)*	6,825	490,786
Zscaler, Inc.*	3,813	844,808

		139,521,484

Specialized REITs — 1.6%
American Tower Corp.	50,309	10,860,707
Big Yellow Group PLC (United Kingdom)	50,194	781,395
Crown Castle, Inc.	17,380	2,002,002
CubeSmart	54,459	2,524,175
Equinix, Inc.	7,536	6,069,419
Extra Space Storage, Inc.(a)	15,492	2,483,832
Lamar Advertising Co. (Class A Stock)(a)	4,631	492,183
National Storage Affiliates Trust	2,927	121,383
PotlatchDeltic Corp.(a)	7,500	368,250
Public Storage(a)	28,403	8,662,915
Rayonier, Inc.(a)	42,337	1,414,479
SBA Communications Corp.	12,900	3,272,601
Weyerhaeuser Co.	145,800	5,069,466

		44,122,807

Specialty Retail — 1.4%
Advance Auto Parts, Inc.(a)	9,951	607,309
Aritzia, Inc. (Canada)*	23,441	486,493
AutoZone, Inc.*	1,733	4,480,862
Burlington Stores, Inc.*	4,644	903,165
Carvana Co.*(a)	13,132	695,208
Dick’s Sporting Goods, Inc.(a)	2,048	300,954
Five Below, Inc.*	2,988	636,922
Floor & Decor Holdings, Inc. (Class A Stock)*(a)	6,646	741,428
FSN E-Commerce Ventures Ltd. (India)*	80,047	167,223
GameStop Corp. (Class A Stock)*(a)	6,101	106,951
Hibbett, Inc.	3,700	266,474
Home Depot, Inc. (The)	28,756	9,965,392
Lojas Renner SA (Brazil)	125,300	449,606
Monro, Inc.(a)	9,120	267,581
Nextage Co. Ltd. (Japan)	117,000	2,142,739
ODP Corp. (The)*	4,034	227,114
RH*(a)	1,358	395,830
Ross Stores, Inc.	48,593	6,724,785
TJX Cos., Inc. (The)	12,831	1,203,676
Tractor Supply Co.(a)	11,728	2,521,872
Ulta Beauty, Inc.*	5,266	2,580,287

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (cont’d.)
Valvoline, Inc.*(a)	3,846	$144,533
Watches of Switzerland Group PLC
(United Kingdom), 144A*	63,468	572,305
Wayfair, Inc. (Class A Stock)*(a)	3,578	220,763
Williams-Sonoma, Inc.(a)	1,948	393,067
Yellow Hat Ltd. (Japan)	37,500	469,026
Zalando SE (Germany), 144A*	10,393	246,049

		37,917,614

Technology Hardware, Storage & Peripherals — 2.3%
Apple, Inc.	271,203	52,214,714
Dell Technologies, Inc. (Class C Stock)	6,290	481,185
Konica Minolta, Inc. (Japan)*	29,800	87,058
Pure Storage, Inc. (Class A Stock)*	12,808	456,733
Samsung Electronics Co. Ltd. (South Korea)	153,241	9,301,245
Super Micro Computer, Inc.*	1,898	539,525

		63,080,460

Textiles, Apparel & Luxury Goods — 0.6%
Bosideng International Holdings Ltd. (China)	482,000	216,812
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	5,075	700,980
Columbia Sportswear Co.(a)	3,275	260,493
Crocs, Inc.*	2,365	220,915
Deckers Outdoor Corp.*	1,139	761,342
Dr. Martens PLC (United Kingdom)	21,609	24,344
Ermenegildo Zegna NV (Italy)(a)	138,369	1,600,929
Huali Industrial Group Co. Ltd. (China) (Class A Stock)	31,900	235,677
Kering SA (France)	912	403,923
Lululemon Athletica, Inc.*	4,594	2,348,866
LVMH Moet Hennessy Louis Vuitton SE (France)	3,954	3,212,772
NIKE, Inc. (Class B Stock)	24,088	2,615,234
On Holding AG (Switzerland) (Class A Stock)*(a)	28,098	757,803
Page Industries Ltd. (India)	756	349,717
Puma SE (Germany)	48,802	2,714,832
Skechers USA, Inc. (Class A Stock)*	5,531	344,803

		16,769,442

Tobacco — 0.5%
British American Tobacco PLC (United Kingdom)	36,269	1,061,201
Imperial Brands PLC (United Kingdom)	126,720	2,918,082
Philip Morris International, Inc.	102,584	9,651,103

		13,630,386

Trading Companies & Distributors — 0.5%
AerCap Holdings NV (Ireland)*	24,947	1,854,061
Air Lease Corp.	6,316	264,893
Ashtead Group PLC (United Kingdom)	26,523	1,843,539
Beijer Ref AB (Sweden)	35,770	479,996
Brenntag SE (Germany)	12,500	1,148,844
Diploma PLC (United Kingdom)	5,683	259,552
Ferguson PLC	5,135	991,414

	Shares	Value
COMMON STOCKS (continued)
Trading Companies & Distributors (cont’d.)
Hanwa Co. Ltd. (Japan)	32,100	$1,133,463
Herc Holdings, Inc.	2,713	403,939
IMCD NV (Netherlands)	5,745	1,000,570
NOW, Inc.*	15,300	173,196
Richelieu Hardware Ltd. (Canada)	13,183	477,356
SiteOne Landscape Supply, Inc.*(a)	8,111	1,318,037
Sumitomo Corp. (Japan)	69,900	1,521,140
Watsco, Inc.(a)	1,800	771,246
Xometry, Inc. (Class A Stock)*(a)	8,472	304,229

		13,945,475

Transportation Infrastructure — 0.0%
Grupo Aeroportuario del Sureste SAB de CV (Mexico), ADR	1,287	378,725

Water Utilities — 0.0%
Artesian Resources Corp. (Class A Stock)	6,827	282,979
California Water Service Group	7,498	388,921

		671,900

Wireless Telecommunication Services — 0.5%
Millicom International Cellular SA (Guatemala), SDR*	57,221	1,025,252
Telephone & Data Systems, Inc.	12,732	233,632
T-Mobile US, Inc.	76,395	12,248,411
United States Cellular Corp.*	5,867	243,715

		13,751,010

TOTAL COMMON STOCKS (cost $1,902,234,494)		2,102,911,217

PREFERRED STOCKS — 0.2%
Automobiles — 0.1%
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC), 144A	5,676	499,925
Volkswagen AG (Germany) (PRFC)	12,971	1,598,758

		2,098,683

Life Sciences Tools & Services — 0.1% Sartorius AG (Germany) (PRFC)	7,805	2,866,158

Machinery — 0.0%
Marcopolo SA (Brazil) (PRFC)	310,880	451,945

TOTAL PREFERRED STOCKS (cost $5,304,286)		5,416,786

	Units
RIGHTS* — 0.0%
Ground Transportation
Localiza Rent a Car SA (Brazil), expiring 02/06/24 (cost $0)	202	832

WARRANTS* — 0.0%
Software
Constellation Software, Inc. (Canada), expiring 03/31/40^	1,328	5,564

(cost $0)

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS — 0.0%
Retail
Carvana Co.,
Sr. Sec’d. Notes, 144A, PIK 12.000%
12.000%	12/01/28(a)	137	$116,239
Sr. Sec’d. Notes, 144A, PIK 13.000%
13.000%	06/01/30(a)	207	174,162
Sr. Sec’d. Notes, 144A, PIK 14.000%
14.000%	06/01/31	245	209,431

TOTAL CORPORATE BONDS (cost $511,259)			499,832

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.5%
Federal National Mortgage Assoc.
3.000%	TBA	32,165	28,449,691
3.500%	TBA	3,685	3,380,412
4.000%	TBA	3,020	2,856,142
4.500%	TBA	2,465	2,389,317
5.000%	TBA	5,980	5,915,995

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $41,599,247)			42,991,557

U.S. TREASURY OBLIGATIONS — 0.0%
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	10/15/25	38	36,605
0.125%	04/15/26	6	5,472
0.125%	10/15/26	53	50,583
0.125%	04/15/27	7	6,248
0.625%	07/15/32	1	872
0.750%	02/15/42	6	4,647
1.125%	01/15/33	11	10,273
1.250%	04/15/28	63	61,178
1.375%	07/15/33	15	15,043
1.500%	02/15/53	13	11,682
1.625%	10/15/27	19	18,762

TOTAL U.S. TREASURY OBLIGATIONS (cost $220,108)			221,365

TOTAL LONG-TERM INVESTMENTS (cost $2,119,908,878)			2,329,011,539

		Shares
SHORT-TERM INVESTMENTS — 21.5%
AFFILIATED MUTUAL FUNDS — 20.9%
PGIM Core Ultra Short Bond Fund(wa)		455,320,165	455,320,165
PGIM Institutional Money Market Fund (cost $114,114,190; includes $113,601,396 of cash collateral for securities on loan)(b)(wa)		114,156,451	114,110,789

TOTAL AFFILIATED MUTUAL FUNDS (cost $569,434,355)			569,430,954

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATION(k)(n) — 0.6%
U.S. Treasury Bills
5.229%	05/09/24	17,000	$16,689,987

(cost $16,688,411)
TOTAL SHORT-TERM INVESTMENTS (cost $586,122,766)			586,120,941

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—106.7% (cost $2,706,031,644)			2,915,132,480

OPTIONS WRITTEN*~ — (0.0)% (premiums received $16,412)			(17,530)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—106.7% (cost $2,706,015,232)			2,915,114,950

Liabilities in excess of other assets(z) — (6.7)%			(183,238,411)

NET ASSETS — 100.0%			$2,731,876,539

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Options with maturity dates greater than one year from date of acquisition would be considered long-term investments.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $5,569 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $110,341,592; cash collateral of $113,601,396 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(r)	Principal or notional amount is less than $500 par.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Adyen NV	Call	JPM	01/19/24	1,200.00	9	EUR	—(r)	$(1,779)
Adyen NV	Call	JPM	01/19/24	1,300.00	8	EUR	—(r)	(228)
Akzo Nobel NV	Call	MSC	01/19/24	74.00	15	EUR	2	(3,047)
Akzo Nobel NV	Call	MSC	02/16/24	76.00	15	EUR	2	(3,395)
Capgemini SE	Call	MSC	01/19/24	200.00	5	EUR	1	(275)
Capgemini SE	Call	MSC	01/19/24	205.00	5	EUR	1	(97)
Daimler Truck Holding AG	Call	MSC	01/19/24	34.00	32	EUR	3	(2,226)
Daimler Truck Holding AG	Call	MSC	02/16/24	35.00	33	EUR	3	(2,222)
Partners Group Holding AG	Call	GSI	01/19/24	1,200.00	9	CHF	—(r)	(4,261)

Total Options Written (premiums received $ 16,412)								$(17,530)

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
268	2 Year U.S. Treasury Notes	Mar. 2024	$55,184,969	$399,760
448	5 Year U.S. Treasury Notes	Mar. 2024	48,730,501	853,192
387	10 Year U.S. Treasury Notes	Mar. 2024	43,688,674	1,190,177
168	20 Year U.S. Treasury Bonds	Mar. 2024	20,989,500	1,009,502
466	Mini MSCI EAFE Index	Mar. 2024	52,480,920	1,743,542
180	Mini MSCI Emerging Markets Index	Mar. 2024	9,303,300	381,107
198	Russell 2000 E-Mini Index	Mar. 2024	20,272,230	1,126,459
466	S&P 500 E-Mini Index	Mar. 2024	112,306,000	3,412,661
44	S&P Mid Cap 400 E-Mini Index	Mar. 2024	12,361,800	578,979

				10,695,379

Short Position:
5	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	667,969	(2,820)

				$10,692,559

Credit default swap agreement outstanding at December 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.IG.41.V1	12/20/28	1.000%(Q)	140,800	0.567%	$1,786,458	$2,778,056	$991,598

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
JPS	$—	$3,323,271
MSC	—	11,899,961

Total	$—	$15,223,232

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Fund
Fixed Income	$176,964,386	$—	$—
Common Stocks	1,559,748,280	543,162,932	5
Preferred Stocks	—	5,416,786	—
Rights	832	—	—
Warrants	—	—	5,564
Corporate Bonds	—	499,832	—
U.S. Government Agency Obligations	—	42,991,557	—
U.S. Treasury Obligations	—	221,365	—
Short-Term Investments
Affiliated Mutual Funds	569,430,954	—	—
U.S. Treasury Obligation	—	16,689,987	—

Total	$2,306,144,452	$608,982,459	$5,569

Liabilities
Options Written	$(17,433)	$(97)	$—

Other Financial Instruments*
Assets
Futures Contracts	$10,695,379	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	991,598	—

Total	$10,695,379	$991,598	$—

Liabilities
Futures Contracts	$(2,820)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Affiliated Mutual Funds (4.2% represents investments purchased with collateral from securities on loan)	27.4%
Software	5.1
Semiconductors & Semiconductor Equipment	4.6
Banks	4.2
Pharmaceuticals	3.4
Insurance	3.1
Financial Services	3.0
Oil, Gas & Consumable Fuels	2.8
Health Care Providers & Services	2.7
Capital Markets	2.3
Technology Hardware, Storage & Peripherals	2.3
Interactive Media & Services	2.2
Hotels, Restaurants & Leisure	1.8
Health Care Equipment & Supplies	1.8
Machinery	1.7
Broadline Retail	1.7
Specialized REITs	1.6
Chemicals	1.6
U.S. Government Agency Obligations	1.5
Aerospace & Defense	1.5
Life Sciences Tools & Services	1.5
Ground Transportation	1.5
Industrial Conglomerates	1.4
Specialty Retail	1.4
Beverages	1.1
Consumer Staples Distribution & Retail	1.1
IT Services	1.0
Metals & Mining	1.0
Electronic Equipment, Instruments & Components	1.0
Professional Services	1.0
Residential REITs	1.0
Biotechnology	0.9
Food Products	0.9
Energy Equipment & Services	0.9
Electric Utilities	0.8
Industrial REITs	0.8
Commercial Services & Supplies	0.7
Household Products	0.7
Automobiles	0.7
Personal Care Products	0.7
Diversified Telecommunication Services	0.6
Electrical Equipment	0.6

Building Products	0.6%
U.S. Treasury Obligations	0.6
Textiles, Apparel & Luxury Goods	0.6
Real Estate Management & Development	0.5
Trading Companies & Distributors	0.5
Wireless Telecommunication Services	0.5
Tobacco	0.5
Entertainment	0.5
Multi-Utilities	0.5
Consumer Finance	0.4
Retail REITs	0.4
Automobile Components	0.4
Media	0.3
Household Durables	0.3
Health Care REITs	0.3
Construction & Engineering	0.3
Containers & Packaging	0.3
Diversified Consumer Services	0.2
Independent Power & Renewable Electricity Producers	0.2
Construction Materials	0.2
Office REITs	0.2
Health Care Technology	0.1
Hotel & Resort REITs	0.1
Communications Equipment	0.1
Gas Utilities	0.1
Air Freight & Logistics	0.1
Leisure Products	0.1
Paper & Forest Products	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Passenger Airlines	0.0	*
Water Utilities	0.0	*
Diversified REITs	0.0	*
Retail	0.0	*
Transportation Infrastructure	0.0	*

	106.7
Options Written	(0.0	)*
Liabilities in excess of other assets	(6.7)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$991,598	*	—	$—
Equity contracts	Due from/to broker-variation margin futures	7,242,748	*	—	—
Equity contracts		—		Options written outstanding, at value	17,530

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$3,452,631	*	Due from/to broker-variation margin futures	$2,820	*

		$11,686,977			$20,350

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Swaps
Credit contracts	$—	$—	$1,728,373
Equity contracts	43,227	15,759,476	—
Interest rate contracts	—	(6,598,323)	—

Total	$43,227	$9,161,153	$1,728,373

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Swaps
Credit contracts	$—	$—	$876,956
Equity contracts	(9,063)	9,140,213	—
Interest rate contracts	—	3,759,110	—

Total	$(9,063)	$12,899,323	$876,956

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Written (1)	$8,858
Futures Contracts - Long Positions (1)	254,729,795
Futures Contracts - Short Positions (1)	133,594
Credit Default Swap Agreements - Sell Protection (1)	130,560,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:
Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$110,341,592	$(110,341,592)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
GSI	$—	$(4,261)	$(4,261)	$—	$(4,261)
JPM	—	(2,007)	(2,007)	—	(2,007)
MSC	—	(11,262)	(11,262)	—	(11,262)

	$—	$(17,530)	$(17,530)	$—	$(17,530)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $110,341,592:
Unaffiliated investments (cost $1,966,557,805)	$2,168,737,140
Affiliated investments (cost $739,473,839)	746,395,340
Foreign currency, at value (cost $1,578,122)	1,579,996
Receivable for investments sold	4,473,413
Receivable for Portfolio shares sold	2,684,727
Tax reclaim receivable	2,223,361
Dividends and interest receivable	2,132,840
Receivable from affiliate	10,734
Prepaid expenses and other assets	132,895

Total Assets	2,928,370,446

LIABILITIES
Payable to broker for collateral for securities on loan	113,601,396
Payable for investments purchased	78,442,528
Payable to affiliate	1,143,540
Foreign capital gains tax liability accrued	836,285
Management fee payable	817,221
Accrued expenses and other liabilities	814,467
Due to broker-variation margin futures	633,428
Distribution fee payable	111,622
Due to broker-variation margin swaps	73,152
Options written outstanding, at value (premiums received $16,412)	17,530
Trustees’ fees payable	2,031
Affiliated transfer agent fee payable	707

Total Liabilities	196,493,907

NET ASSETS	$2,731,876,539

Net assets were comprised of:
Partners’ Equity	$2,731,876,539

Net asset value and redemption price per share, $2,731,876,539 / 135,692,290 outstanding shares of beneficial interest	$20.13

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,905,755 foreign withholding tax, of which $194,519 is reimbursable by an affiliate)	$32,134,225
Affiliated dividend income	19,093,995
Interest income	780,382
Income from securities lending, net (including affiliated income of $305,056)	448,543

Total income	52,457,145

EXPENSES
Management fee	16,442,098
Distribution fee	5,796,120
Custodian and accounting fees	519,467
Professional fees	85,546
Audit fee	58,300
Trustees’ fees	47,961
Shareholders’ reports	21,289
Transfer agent’s fees and expenses (including affiliated expense of $4,606)	8,847
Miscellaneous	55,134

Total expenses	23,034,762
Less: Fee waiver and/or expense reimbursement	(216,829)

Net expenses	22,817,933

NET INVESTMENT INCOME (LOSS)	29,639,212

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $759,327) (net of foreign capital gains taxes $(444,042))	55,106,746
Futures transactions	9,161,153
Options written transactions	43,227
Swap agreements transactions	1,728,373
Foreign currency transactions	(49,459)

65,990,040

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $4,219,595) (net of change in foreign capital gains taxes $(533,184))	239,956,477
Futures	12,899,323
Options written	(9,063)
Swap agreements	876,956
Foreign currencies	99,630

253,823,323

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	319,813,363

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$349,452,575

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$29,639,212	$21,934,323
Net realized gain (loss) on investment and foreign currency transactions	65,990,040	(113,902,729)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	253,823,323	(617,836,238)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	349,452,575	(709,804,644)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [96,064,413 and 85,959,974 shares, respectively]	1,783,155,105	1,480,882,694
Portfolio shares issued in merger [20,226,912 and 0 shares, respectively]	357,207,275	—
Portfolio shares purchased [85,798,806 and 154,960,627 shares, respectively]	(1,558,239,118)	(2,600,868,168)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	582,123,262	(1,119,985,474)

TOTAL INCREASE (DECREASE)	931,575,837	(1,829,790,118)
NET ASSETS:
Beginning of year	1,800,300,702	3,630,090,820

End of year	$2,731,876,539	$1,800,300,702

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$17.11	$20.84	$18.01	$15.84	$12.70

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24	0.15	0.06	0.08	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.78	(3.88)	2.77	2.09	2.96

Total from investment operations	3.02	(3.73)	2.83	2.17	3.14

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$20.13	$17.11	$20.84	$18.01	$15.84

Total Return(d)	17.65%	(17.90)%	15.71%	13.70%	24.72	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,732	$1,800	$3,630	$3,360	$2,950
Average net assets (in millions)	$2,318	$2,590	$3,578	$2,672	$2,460
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.98%	0.98%	0.97%	0.99%	0.99%
Expenses before waivers and/or expense reimbursement	0.99%	0.99%	0.98%	1.00%	1.00%
Net investment income (loss)	1.28%	0.85%	0.32%	0.54%	1.23%
Portfolio turnover rate(g)(h)	160%	219%	147%	171%	69%

(a)	Calculated based on average shares outstanding during the year.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1. Organization

Advanced Series Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and as of December 31, 2023 consisted of 46 separate portfolios. The information presented in these financial statements pertains only to the 6 portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) together with their investment objective(s). Each Portfolio is a diversified portfolio for purposes of the 1940 Act.

Shares of each Portfolio may be purchased only by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (the “Participating Insurance Companies”). These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios have the following investment objective(s):

Portfolio	Investment Objective(s)
AST Academic Strategies Asset Allocation Portfolio (“Academic Strategies Asset Allocation”)	Long-term capital appreciation.
AST Capital Growth Asset Allocation Portfolio (“Capital Growth Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.
AST J.P. Morgan Global Thematic Portfolio (“J.P. Morgan Global Thematic”)	Capital appreciation consistent with its specified level of risk tolerance.
AST J.P. Morgan Tactical Preservation Portfolio (“J.P. Morgan Tactical Preservation”)	Maximize return compared to its benchmark through security selection and tactical asset allocation.
AST T. Rowe Price Asset Allocation Portfolio (“T. Rowe Price Asset Allocation”)	High level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.
AST T. Rowe Price Growth Opportunities Portfolio (“T. Rowe Price Growth Opportunities”)	High level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.

2. Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation: Each Portfolio holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Portfolios’ investments are valued daily based on a number of factors, including the type of investment and

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whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has approved the Portfolios’ valuation policies and procedures for security valuation and designated AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Portfolio investments. Pursuant to the Board’s oversight, the Investment Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (“ETFs”) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when

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quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, of the applicable Portfolios in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to

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meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: Certain Portfolios purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised. Certain Portfolios entered into options on swaps that are executed through a central clearing facility, such as a registered exchange. Such options pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the contract. The daily variation margin, rather than the contract market value, is recorded for financial statement purposes on the Statement of Assets and Liabilities.

Financial/Commodity Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial and/or commodity futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty

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(“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course

B5

of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolios’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Floating Rate and Other Loans: Certain Portfolios invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Portfolios acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Portfolios generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Portfolios will assume the credit risk of both the borrower and the institution selling the participation to the Portfolios.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Portfolio. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and

B6

costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: Certain Portfolios held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: Certain fixed income Portfolios invested in the open market or received pursuant to debt restructuring securities that pay-in-kind (“PIK”) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have the same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions: Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis, including TBA securities. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

B7

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): Certain Portfolios invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolios become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts.

Taxes: For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (the Participating Insurance Companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions: Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services subject to the supervision of the Board and in conformity with the stated policies of the Portfolios. The Investment Manager has engaged the firms referenced in the below table as subadvisers for their respective Portfolios. Subadvisory fees are paid by the Investment Manager out of the management fee that it receives from the Portfolios.

Portfolio	Subadviser(s)

Academic Strategies Asset Allocation

Jennison Associates LLC (“Jennison”) (a wholly-owned subsidiary of PGIM, Inc.); J.P. Morgan Investment Management Inc. (“J.P. Morgan”); Massachusetts Financial Services Company (“MFS”); Morgan Stanley Investment Management Inc.; PGIM Fixed Income (“PFI”) (a business unit of PGIM, Inc.); PGIM Limited (an indirect, wholly-owned subsidiary of PGIM, Inc.); PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”) (a wholly-owned subsidiary of PGIM, Inc.); PGIM Real Estate (a business unit of PGIM, Inc.); Systematica Investments Limited, acting as general partner of Systematica Investments LP; Wellington Management Company LLP (“Wellington”); Western Asset Management Company Limited; Western Asset Management Company, LLC

Capital Growth Asset Allocation	Jennison; J.P. Morgan; MFS; PFI; PGIM Limited; PGIM Quantitative Solutions; Wellington
J.P. Morgan Global Thematic	J.P. Morgan
J.P. Morgan Tactical Preservation	J.P. Morgan
T. Rowe Price Asset Allocation	T. Rowe Price Associates, Inc. (“T. Rowe”); T. Rowe Price International, Ltd.
T. Rowe Price Growth Opportunities	T. Rowe; T. Rowe Price International, Ltd.; T. Rowe Price Japan, Inc.; T. Rowe Price Hong Kong, Limited

B8

Management Fees and Expense Limitations: The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager under the agreements are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below of the Portfolio’s average daily net assets unless otherwise noted. Fees and/or expenses waived and/or reimbursed by the Investment Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Investment Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fee, before any waivers and/or expense reimbursements	Effective Management Fee, after any waivers and/or expense reimbursements

Academic Strategies Asset Allocation^	0.9325% first $300 million; 0.9225% on next $200 million;	0.83%	0.79%
	0.9125% on next $250 million;
	0.9025% on next $2.5 billion;
	0.8925% on next $2.75 billion;
	0.8625% on next $4 billion;
	0.8425% on next $2.5 billion;
	0.8225% on next $2.5 billion;
	0.8025% on next $5 billion;
	0.7825% on next $5 billion;
	0.7625% on next $5 billion;
	0.7425% on next $5 billion;
	0.7225% on next $5 billion;
	0.7025% in excess of $40 billion

Capital Growth Asset Allocation^	0.7325% first $300 million;	0.63%	0.53%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $ 2.5 billion;
	0.6925% on next $2.75 billion;
	0.6625% on next $4 billion;
	0.6425% on next $2.5 billion;
	0.6225% on next $2.5 billion;
	0.6025% on next $5 billion;
	0.5825% on next $5 billion;
	0.5625% on next $5 billion;
	0.5425% on next $5 billion;
	0.5225% on next $5 billion;
	0.5025% in excess of $40 billion

J.P. Morgan Global Thematic	0.7825% first $300 million;	0.76%	0.71%
	0.7725% on next $200 million;
	0.7625% on next $250 million;
	0.7525% on next $2.5 billion;
	0.7425% on next $2.75 billion;
	0.7125% on next $4 billion;
	0.6925% in excess of $10 billion

B9

Portfolio	Management Fee	Effective Management Fee, before any waivers and/or expense reimbursements	Effective Management Fee, after any waivers and/or expense reimbursements

J.P. Morgan Tactical Preservation	0.7825% first $300 million; 0.7725% on next $200 million;	0.75%	0.64%
	0.7625% on next $250 million;
	0.7525% on next $2.5 billion;
	0.7425% on next $2.75 billion;
	0.7125% on next $4 billion;
	0.6925% in excess of $10 billion

T. Rowe Price Asset Allocation	0.6825% first $300 million;	0.62%	0.61%
	0.6725% on next $200 million;
	0.6625% on next $250 million;
	0.6525% on next $2.5 billion;
	0.6425% on next $2.75 billion;
	0.6125% on next $4 billion;
	0.5925% on next $2.5 billion:
	0.5725% on next $2.5 billion;
	0.5525% on next $5 billion;
	0.5325% in excess of $20 billion

T. Rowe Price Growth Opportunities	0.7325% first $300 million; 0.7225% on next $200 million;	0.71%	0.70%
	0.7125% on next $250 million;
	0.7025% on next $2.5 billion;
	0.6925% on next $2.75 billion;
	0.6625% on next $4 billion;
	0.6425% in excess of $10 billion

Portfolio	Fee Waivers and/or Expense Limitations

Academic Strategies Asset Allocation	contractually waive 0.0202% through June 30, 2024; effective July 1, 2023, voluntarily waive additional 0.0005% through June 30, 2024; contractually limit expenses to 1.13% through June 30, 2024**

Capital Growth Asset Allocation	contractually waive 0.0202% through June 30, 2024; effective July 1, 2023, voluntarily waive additional 0.0005% through June 30, 2024; contractually limit expenses to 0.89% through June 30, 2024**

J.P. Morgan Global Thematic*	contractually waive 0.048% through June 30, 2024; effective July 1, 2023, voluntarily waive additional 0.0005% through June 30, 2024

J.P. Morgan Tactical Preservation	contractually limit expenses to 0.91% through June 30, 2024; effective July 1, 2023, voluntarily waive 0.0005% through June 30, 2024

T. Rowe Price Asset Allocation	contractually waive 0.0092% through June 30, 2024; effective July 1, 2023, voluntarily waive additional 0.0005% through June 30, 2024; contractually limit expenses to 0.92% through June 30, 2023

B10

Portfolio	Fee Waivers and/or Expense Limitations

T. Rowe Price Growth Opportunities	contractually waive 0.0091% through June 30, 2024; effective July 1, 2023, voluntarily waive additional 0.0005% through June 30, 2024

^

Management fees are calculated based on an aggregation of net assets of Academic Strategies Asset Allocation, Balanced Asset Allocation, Capital Growth Asset Allocation and Preservation Asset Allocation.

*

The Investment Manager has voluntarily agreed to reimburse expenses and/or waive fees to the extent that the Portfolio’s “Acquired Fund Fees and Expenses” exceed 0.23% of the Portfolio’s average daily net assets through June 30, 2023.

**

The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust and Funds of other affiliated investment companies due to the Portfolio’s investment in any such portfolios/funds. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the subadviser.

The Trust, on behalf of the Portfolios, has entered into an agreement with PAD, which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940Act (the “12b-1 Plan”) for the shares of each Portfolio. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution fee (the “12b-1 fee”) for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios. The 12b-1 fee is waived for the assets of Academic Strategies and Capital Growth Asset Allocation that are invested in other Portfolios.

The Trust, on behalf of certain Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2023, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount

Academic Strategies Asset Allocation	$1,239
Capital Growth Asset Allocation	13,447
J.P. Morgan Global Thematic	24,792
J.P. Morgan Tactical Preservation	30,508

AST Investment Services, Inc., Jennison, PAD, PGIM Investments, PGIM, Inc. and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential.

4. Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent and shareholder servicing agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or any Trustee who receives compensation from the Investment Manager, a subadviser or their respective affiliates. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Portfolios bear all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Government Money Market Fund, a series of the Prudential Government Money Market Fund, Inc. and/or in the PGIM Core Ultra Short Bond Fund, a series of Prudential Investment Portfolios 2 (together with PGIM Core Government Money Market Fund, the “Core Funds”), each registered

B11

under the 1940 Act and managed by PGIM Investments. The Portfolios may invest their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Funds and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers.

For the year ended December 31, 2023, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain (loss) as a result of Rule 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Gain (Loss)
Academic Strategies Asset Allocation	$—	$206,506	$(21,666)

b.) Foreign Withholding Tax Reclaims

The Portfolios are considered partnerships for tax purposes rather than regulated investment companies (“RICs”). As a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”).

Prudential instituted a process in consultation with the Trust’s independent trustees to reimburse the affected Portfolios for any excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) or permanent detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable) resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the Statement of Assets and Liabilities and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the Statement of Assets and Liabilities. To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2023 Payments

Academic Strategies Asset Allocation	$191,095
Capital Growth Asset Allocation	681,375
J.P. Morgan Global Thematic	95,681
J.P. Morgan Tactical Preservation	141,575
T. Rowe Price Asset Allocation	486,667
T. Rowe Price Growth Opportunities	194,519

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The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2023 Payments

Academic Strategies Asset Allocation	$125,353
Capital Growth Asset Allocation	489,864
J.P. Morgan Global Thematic	171,449
J.P. Morgan Tactical Preservation	282,886
T. Rowe Price Asset Allocation	683,181
T. Rowe Price Growth Opportunities	155,009

In January 2023, J.P. Morgan Global Thematic received $422,806 in voluntary payments from Prudential related to European Union (EU) Withholding Tax Reclaims. Such amounts are reflected in “other income” on the Statement of Operations.

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended December 31, 2023, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales

Academic Strategies Asset Allocation	$ 1,447,777,993	$ 1,650,145,308
Capital Growth Asset Allocation	7,683,207,182	8,428,744,412
J.P. Morgan Global Thematic	1,451,345,351	1,259,578,727
J.P. Morgan Tactical Preservation	2,318,544,378	2,379,905,192
T. Rowe Price Asset Allocation	14,997,410,430	16,063,216,898
T. Rowe Price Growth Opportunities	3,359,641,110	3,114,875,444

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2023, is presented as follows:

Academic Strategies Asset Allocation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Long-Term Investments - Affiliated Mutual Fund(wa):

AST ClearBridge Dividend Growth Portfolio*(1)
$ 20,922,283	$550,000	$11,070,000	$ (1,662,558)	$ 3,402,691	$ 12,142,416	394,106	$—

AST Emerging Markets Equity Portfolio*(1)
9,051,862	746,700	6,118,500	810,307	(104,302)	4,386,067	485,722	—

AST High Yield Portfolio*(1)
16,564,465	375,000	6,214,000	1,212,390	36,379	11,974,234	985,534	—

AST PGIM Fixed Income Central Portfolio*(1)
114,208,006	67,707,056	9,150,000	11,822,608	173,360	184,761,030	17,315,935	—

AST Small-Cap Growth Portfolio*(1)
10,610,159	2,567,601	5,277,900	2,810,166	(1,343,125)	9,366,901	134,216	—

AST Small-Cap Value Portfolio*(1)
10,750,224	3,480,500	4,940,600	1,484,319	(481,390)	10,293,053	271,656	—
AST T. Rowe Price Natural Resources Portfolio*(1)
11,815,184	715,000	2,100,000	(249,825)	390,486	10,570,845	360,657	—

B13

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

AST Western Asset Emerging Markets Debt Portfolio*(1)
$ 5,352,371	$ 1,799,999	$ 7,203,048	$ 841,480	$ (790,802)	$ —	—	$ —
$199,274,554	$ 77,941,856	$ 52,074,048	$17,068,887	$1,283,297	$243,494,546		$ —

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
335,684,053	1,826,756,970	1,733,850,116	—	—	428,590,907	428,590,907	17,504,226

PGIM Institutional Money Market Fund(1)(b)(wa)
71,440,746	1,284,919,164	1,235,968,247	(15,801)	12,599	120,388,461	120,436,636	335,384	(2)
$407,124,799	$3,111,676,134	$2,969,818,363	$ (15,801)	$ 12,599	$548,979,368		$17,839,610
$606,399,353	$3,189,617,990	$3,021,892,411	$17,053,086	$1,295,896	$792,473,914		$17,839,610

Capital Growth Asset Allocation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Long-Term Investments - Affiliated Mutual Fund(wa):

AST ClearBridge Dividend Growth Portfolio*(1)
$ 261,003,491	$25,744,685	$231,747,000	$(52,349,575)	$79,128,061	$81,779,662	2,654,322	$—

AST Emerging Markets Equity Portfolio*(1)
8,000,960	—	—	985,193	—	8,986,153	995,144	—

AST High Yield Portfolio*(1)
12,831,213	—	9,780,000	887,326	(413,858)	3,524,681	290,097	—

AST Large-Cap Growth Portfolio*(1)
429,967,546	118,408,562	56,120,000	195,078,872	10,012,399	697,347,379	9,619,911	—

AST Large-Cap Value Portfolio*(1)
228,960,606	73,995,344	22,865,000	19,727,636	6,024,673	305,843,259	6,393,045	—

AST PGIM Fixed Income Central Portfolio*(1)
747,416,010	385,046,564	130,301,180	68,895,012	(1,090,233)	1,069,966,173	100,277,992	—

AST Small-Cap Growth Portfolio*(1)
156,108,331	31,065,571	42,177,000	16,972,398	6,828,946	168,798,246	2,418,659	—

AST Small-Cap Value Portfolio*(1)
157,288,979	37,612,720	33,328,000	17,551,750	1,217,367	180,342,816	4,759,641	—

AST T. Rowe Price Natural Resources Portfolio*(1)
38,413,440	—	18,350,000	(2,965,796)	1,884,321	18,981,965	647,628	—

AST Western Asset Emerging Markets Debt Portfolio*(1)
7,741,997	—	7,821,811	1,784,940	(1,705,126)	—	—	—
$2,047,732,573	$ 671,873,446	$ 552,489,991	$266,567,756	$101,886,550	$2,535,570,334		$—

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
1,786,589,729	5,387,726,988	5,052,202,628	—	—	2,122,114,089	2,122,114,089	91,879,695

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund(1)(b)(wa)
$ 142,185,796	$1,131,340,569	$1,028,167,173	$ (42,850)	$ 59,419	$ 245,375,761	245,473,951	$ 583,103	(2)
$1,928,775,525	$6,519,067,557	$6,080,369,801	$ (42,850)	$ 59,419	$2,367,489,850		$92,462,798
$3,976,508,098	$7,190,941,003	$6,632,859,792	$266,524,906	$101,945,969	$4,903,060,184		$92,462,798

J.P. Morgan Global Thematic

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Long-Term Investments - Affiliated Mutual Fund(wa):

AST J.P. Morgan Fixed Income Central Portfolio*(1)
$390,515,082	$ 467,707,339	$ 255,000,000	$20,931,334	$(1,748,530)	$622,405,225	59,051,729	$—

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
471,959,952	1,376,373,359	1,647,029,851	—	—	201,303,460	201,303,460	17,663,935

PGIM Institutional Money Market Fund(1)(b)(wa)
49,852,590	434,003,236	408,368,981	(15,265)	20,040	75,491,620	75,521,828	156,970	(2)
$521,812,542	$1,810,376,595	$2,055,398,832	$ (15,265)	$ 20,040	$276,795,080		$17,820,905
$912,327,624	$2,278,083,934	$2,310,398,832	$20,916,069	$(1,728,490)	$899,200,305		$17,820,905

J.P. Morgan Tactical Preservation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Long-Term Investments - Affiliated Mutual Fund(wa):

AST J.P. Morgan Fixed Income Central Portfolio*(1)
$1,166,509,376	$1,773,023,374	$ 890,015,580	$62,998,477	$(5,491,330)	$2,107,024,317	199,907,430	$—

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
562,769,018	3,698,738,006	3,791,194,866	—	—	470,312,158	470,312,158	28,047,425

PGIM Institutional Money Market Fund(1)(b)(wa)
27,506,194	435,464,652	378,987,567	(10,348)	11,573	83,984,504	84,018,112	143,665	(2)
$ 590,275,212	$4,134,202,658	$4,170,182,433	$ (10,348)	$ 11,573	$ 554,296,662		$28,191,090
$1,756,784,588	$5,907,226,032	$5,060,198,013	$62,988,129	$(5,479,757)	$2,661,320,979		$28,191,090

T. Rowe Price Asset Allocation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Long-Term Investments - Affiliated Mutual Fund(wa):

AST T. Rowe Price Fixed Income Central Portfolio*(1)
$1,881,139,898	$ 257,999,999	$ 233,000,000	$86,999,559	$2,229,275	$1,995,368,731	184,585,451	$—

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

$2,055,675,581	$4,685,035,224	$4,541,249,635	$ —	$ —	$2,199,461,170	2,199,461,170	$111,707,598

PGIM Institutional Money Market Fund (1)(b)(wa)
832,250,040	3,814,484,002	3,552,460,208	(213,073)	176,018	1,094,236,779	1,094,674,649	2,821,995	(2)
$2,887,925,621	$8,499,519,226	$8,093,709,843	$(213,073)	$ 176,018	$3,293,697,949		$114,529,593
$4,769,065,519	$8,757,519,225	$8,326,709,843	$86,786,486	$2,405,293	$5,289,066,680		$114,529,593

T. Rowe Price Growth Opportunities

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Long-Term Investments - Affiliated Mutual Fund(wa):

AST T. Rowe Price Fixed Income Central Portfolio*(1)
$141,975,818	$ 99,999,999	$ 70,000,000	$4,239,413	$749,156	$176,964,386	16,370,434	$ —
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
231,800,177	2,871,793,615	2,648,273,627	—	—	455,320,165	455,320,165	19,093,995

PGIM Institutional Money Market Fund(1)(b)(wa)
68,559,459	454,584,248	409,023,271	(19,818)	10,171	114,110,789	114,156,451	305,056	(2)
$300,359,636	$3,326,377,863	$3,057,296,898	$ (19,818)	$ 10,171	$569,430,954		$19,399,051
$442,335,454	$3,426,377,862	$3,127,296,898	$4,219,595	$759,327	$746,395,340		$19,399,051

*	Non-income producing security.
(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	Represents investments in Funds affiliated with the Manager.

6. Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark-to-market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2023 are subject to such review.

7. Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an

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alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Portfolios did not utilize the SCA during the year ended December 31, 2023.

8. Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2023, all Portfolios offer only a single share class to investors.

As of December 31, 2023, the following number of shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

Portfolio	Number of Shares	Percentage of Outstanding Shares
Academic Strategies Asset Allocation	92,453,415	66.1%
Capital Growth Asset Allocation	320,348,846	73.3
J.P. Morgan Global Thematic	88,463,669	83.6
J.P. Morgan Tactical Preservation	166,250,842	84.7
T. Rowe Price Asset Allocation	286,260,198	84.1
T. Rowe Price Growth Opportunities	135,692,290	100.0

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares

Affiliated:
Academic Strategies Asset Allocation	2	66.1%
Capital Growth Asset Allocation	2	73.2
J.P. Morgan Global Thematic	2	83.6
J.P. Morgan Tactical Preservation	2	84.7
T. Rowe Price Asset Allocation	2	84.1
T. Rowe Price Growth Opportunities	2	100.0

Unaffiliated:
Academic Strategies Asset Allocation	1	33.9
Capital Growth Asset Allocation	1	26.7
J.P. Morgan Global Thematic	1	16.4
J.P. Morgan Tactical Preservation	1	15.2
T. Rowe Price Asset Allocation	1	15.9

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Portfolio	Number of Shareholders	Percentage of Outstanding Shares

Unaffiliated:
T. Rowe Price Growth Opportunities	—	—%

9. Purchases & Redemption In-kind

As of the close of business on January 30, 2023, J.P. Morgan Tactical Preservation settled the purchase into AST J.P. Morgan Fixed Income Central Portfolio (“J.P. Morgan Fixed Income Central”) by delivering portfolio securities and other assets in exchange for shares of J.P. Morgan Fixed Income Central. The following table is a summary of the value of such securities and other assets that were transferred in-kind along with the shares received:

Portfolio	Securities Market Value and Other Assets	Shares Received

J.P. Morgan Tactical Preservation	$944,256,557	91,764,486

As of the close of business on March 14, 2023, Capital Growth Asset Allocation settled the purchase into AST PGIM Fixed Income Central Portfolio (“PGIM Fixed Income Central”) by delivering portfolio securities and other assets in exchange for shares of PGIM Fixed Income Central. The following table is a summary of the value of such securities and other assets that were transferred in-kind along with the shares received:

Portfolio	Securities Market Value and Other Assets	Shares Received

Capital Growth Asset Allocation	$80,000,000	7,960,199

For U.S. GAAP purposes, the securities and other assets transferred were recorded at fair value, and the historical cost basis of the assets transferred was not carried forward to the Portfolios.

10. Risks of Investing in the Portfolios

Each Portfolio’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio.

Risks	Academic Strategies Asset Allocation	Capital Growth Asset Allocation	J.P. Morgan Global Thematic

Asset Allocation	X	X	–
Asset-Backed and/or Mortgage-Backed Securities	X	X	X
Asset Transfer Program	X	X	X
Bank Loan Investments	X	X	–
Blend Style	X	X	X
Commodity	X	–	X
Covenant-Lite	X	X	–
Derivatives	X	X	X
Economic and Market Events	X	X	X
Emerging Markets	–	X	X
Equity Securities	X	X	X
Exchange-Traded Funds (ETF)	X	X	X
Exchange-Traded Notes (ETN)	X	–	–
Expense	X	X	X
Fixed Income Securities	X	X	X
Foreign Custody	–	–	X
Foreign Investment	X	X	X
Fund of Funds	X	X	X
High Yield	X	X	X
Investment Style	–	–	–

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Risks	Academic Strategies Asset Allocation	Capital Growth Asset Allocation	J.P. Morgan Global Thematic
Large Company	–	–	–
Leverage	X	–	–
Liquidity Allocation	–	X	X
Liquidity and Valuation	X	X	X
Market and Management	X	X	X
Market Capitalization	–	–	–
Participation Notes (P-Notes)	–	–	X
Portfolio Turnover	X	–	X
Quantitative Model	X	–	–
Real Asset	–	–	–
Real Estate	X	X	X
Regulatory	X	X	X
Restricted Securities	X	–	–
Short Sale	X	–	–
Sovereign Debt Securities	X	–	–
Treasury Inflation-Protected Securities (TIPS)	–	–	–

Risks	J.P. Morgan Tactical Preservation	T. Rowe Price Asset Allocation	T. Rowe Price Growth Opportunities
Asset Allocation	–	X	X
Asset-Backed and/or Mortgage-Backed Securities	X	X	X
Asset Transfer Program	X	X	X
Bank Loan Investments	–	–	–
Blend Style	X	X	X
Commodity	–	–	–
Covenant-Lite	–	–	–
Derivatives	X	X	X
Economic and Market Events	X	X	X
Emerging Markets	X	X	X
Equity Securities	X	X	X
Exchange-Traded Funds (ETF)	X	X	X
Exchange-Traded Notes (ETN)	–	–	–
Expense	X	X	X
Fixed Income Securities	X	X	X
Foreign Custody	X	–	–
Foreign Investment	X	X	X
Fund of Funds	–	–	–
High Yield	X	X	X
Investment Style	–	–	X
Large Company	–	X	X
Leverage	X	–	–
Liquidity Allocation	X	X	X
Liquidity and Valuation	X	X	X
Market and Management	X	X	X
Market Capitalization	–	X	X
Participation Notes (P-Notes)	–	–	–

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Risks	J.P. Morgan Tactical Preservation	T. Rowe Price Asset Allocation	T. Rowe Price Growth Opportunities
Portfolio Turnover	X	X	X
Quantitative Model	–	–	–
Real Asset	–	X	–
Real Estate	X	–	X
Regulatory	X	X	X
Restricted Securities	–	–	–
Short Sale	X	–	–
Sovereign Debt Securities	–	–	–
Treasury Inflation-Protected Securities (TIPS)	–	X	–

Asset Allocation Risk: The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio’s risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities than with funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value. Any given investment strategy may fail to produce the intended results, and a Portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

Asset-Backed and/or Mortgage-Backed Securities Risk: Asset-backed and mortgage-backed securities primarily are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.

Asset Transfer Program Risk: Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.

Bank Loan Investments Risk: The Portfolio’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolio may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolio’s access to collateral, if any, may be limited by bankruptcy laws. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Portfolio to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may have an impact on the length and timing of completing trades. To the

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extent the Portfolio invests in loans of non-US issuers, the risks of investing in non-US issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Portfolio, may not have the benefit of these protections.

Blend Style Risk: The Portfolio’s blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average market price fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio’s assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor depending on market conditions. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds.

Commodity Risk: The value of a commodity-linked investment is affected by, among other things, overall market movements, factors affecting a particular industry or commodity, and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities. The value of the commodities underlying commodity-linked instruments may be subject to various economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, war and international economic, political, and regulatory developments.

Covenant-Lite Risk: Some of the loans or debt obligations in which the Portfolio may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms that allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Portfolio in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Portfolio may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Portfolio’s exposure to losses may be increased, which could result in an adverse impact on the Portfolio’s net income and net asset value.

Derivatives Risk: A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; the price of derivatives may be more volatile than the prices of traditional equity and debt securities; and changes in a derivative’s value may not correlate perfectly with the assets, rates, indices or instruments it is designed to hedge or closely track. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.

Economic and Market Events Risk: Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.

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Emerging Markets Risk: The risks of non-U.S. investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the Manager or a Portfolio’s Subadviser(s) to evaluate local companies or their potential impact on a Portfolio’s performance. Characteristics of emerging market economies can include heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, business practices that depart from norms for developed countries, and generally less liquid markets. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Regulatory regimes outside of the U.S. may not require or enforce corporate governance standards comparable to that of the U.S., which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, the Middle East, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity Securities Risk: The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.

Exchange-Traded Funds (ETF) Risk: An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Exchange-Traded Notes (ETN) Risk: Because exchange-traded notes (ETNs) are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Portfolio to the risk that an ETN’s issuer may be unable to pay or fulfill its contractual obligations. In addition, the Portfolio will bear its proportionate share of the fees and expenses of the ETN, which may cause the Portfolio’s operating expenses to be higher and its performance to be lower.

Expense Risk: The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table in the Portfolio’s prospectus for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Fixed Income Securities Risk: Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. In recent years, the US government began implementing increases to the federal funds interest rate and there may be further rate increases. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.

Foreign Custody Risk: If a Portfolio invests in foreign securities, the Portfolio may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each, a Subcustodian). Some foreign Subcustodians may be recently organized or new to the foreign custody business. In some countries, Subcustodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Portfolio’s ability to recover its assets if a Subcustodian enters bankruptcy or if other disputes or proceedings arise related to a Portfolio’s assets. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford

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the same level of investor protection as would apply in developed countries and a Portfolio may be limited in its ability to enforce contractual rights or obligations.

Foreign Investment Risk: Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, U.S. markets; foreign financial reporting and tax standards usually differ from those in the U.S.; foreign exchanges are often less liquid than U.S. markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.

Fund of Funds Risk: In addition to the risks associated with the investment in underlying portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of underlying portfolios’ expenses, which will reduce the Portfolio’s performance.

High Yield Risk: Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., “high yield” securities or “junk bonds”) may be more sensitive to interest rate, credit, call, and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics. An economic downturn generally leads to a higher non-payment rate, and a high yield investment may lose significant value before a default occurs.

Investment Style Risk: Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.

Large Company Risk: Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Leverage Risk: Borrowings, certain derivatives and other trading strategies can create leverage (i.e., a Portfolio’s investment exposures exceed its net asset value), which may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.

Liquidity Allocation Risk: The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.

Liquidity and Valuation Risk: The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk: Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

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Market Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.

Participation Notes (P-Notes) Risk: The Portfolio may gain exposure to securities traded in foreign markets through P-notes. In addition to risks similar to those associated with a direct investment in the underlying security, such as foreign investment risk, the holder of a P-note is not entitled to the same rights as an underlying security’s direct owner and P-notes are considered general unsecured contractual obligations and are subject to counterparty credit risks.

Portfolio Turnover Risk: A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

Quantitative Model Risk: The Portfolio and certain underlying portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance. When models prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Portfolio to potential risks. Models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect.

Real Asset Risk: Investments in real asset industries and commodities may subject the Portfolio to greater volatility than investments in traditional securities. The Portfolio’s investments in real asset industries and commodities may lose value as a result of adverse changes in, among other things, exploration and production spending, tax laws and government regulations, natural forces, global economic cycles, investor sentiment and international politics.

Real Estate Risk: Investments in real estate investment trusts (“REITs”) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify for favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Higher interest rates have a negative impact on real estate markets by increasing financing costs associated with purchasing new real estate or refinancing debt obligations. Additionally, occupancy rates for commercial real estate can reduce the value of existing real estate investments and rental income.

Regulatory Risk: The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the “SEC”), and depending on the Portfolio, the Commodity Futures Trading Commission. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

Restricted Securities Risk: The Portfolio may invest in restricted securities. Restricted securities are subject to legal and contractual restrictions on resale. Restricted securities are not traded on established markets and may be classified as illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Portfolio.

Short Sale Risk: A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Sovereign Debt Securities Risk: Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include

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the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.

Treasury Inflation-Protected Securities (TIPS) Risk: TIPS are fixed income securities issued by the US government, the principal amounts of which are periodically adjusted based upon changes in the rate of inflation. Inflation-protected debt securities, like TIPS, tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses. TIPs are subject to inflation and deflation risk.

11. Reorganization

On September 19-20, 2022, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of AST BlackRock Global Strategies Portfolio (“BlackRock Global Strategies”) (the “Merged Portfolio”) for shares of J.P. Morgan Tactical Preservation (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio, respectively. The reorganization took place at the close of business on January 20, 2023.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
BlackRock Global Strategies	$1,632,172,249	$1,601,672,277

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on January 20, 2023:

Merged Portfolio		Shares
BlackRock Global Strategies		107,697,848
Acquiring Portfolio	Shares	Value
J.P. Morgan Tactical Preservation	77,513,290	$1,689,014,584

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Unrealized Appreciation on Investments	Net Assets
BlackRock Global Strategies	$30,499,972	$1,689,014,584
Acquiring Portfolio		Net Assets
J.P. Morgan Tactical Preservation		$3,042,520,384

Assuming the acquisition had been completed on January 1, 2023, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2023 would have been as follows:

Acquiring Portfolio	Net investment income (loss) (a)	Net realized and unrealized gain (loss) on investments (b)	Net increase (decrease) in net assets resulting from operations
J.P. Morgan Tactical Preservation	$38,310,480	$358,253,310	$396,563,790

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2023) of the Acquiring Portfolio, plus net investment income from the Merged Portfolio pre-merger as follows: BlackRock Global Strategies $2,220,102.

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (Year ended December 31, 2023) of the Acquiring Portfolio, plus net realized and unrealized gain on investments from the Merged Portfolio

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pre-merger as follows: BlackRock Global Strategies $51,649,171.

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since January 20, 2023.

On September 19-20, 2022, the Board approved Agreements and Plans of Reorganization (the “Plans”) which provided for the transfer of all the assets of AST BlackRock 80/20 Target Allocation ETF Portfolio (“BlackRock 80/20 Target Allocation ETF”) and AST MFS Growth Allocation Portfolio (“MFS Growth Allocation”) (the “Merged Portfolios”) for shares of Capital Growth Asset Allocation (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolios, respectively. Shareholders approved the Plan at a meeting on January 24, 2023 and the reorganization took place at the close of business on February 24, 2023.

On the reorganization date, the Merged Portfolios had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolios	Total Investment Value	Total Investment Cost
BlackRock 80/20 Target Allocation ETF	$149,860,518	$149,515,744
MFS Growth Allocation	784,874,165	769,130,345

The purpose of the transaction was to combine three portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on February 24, 2023:

Merged Portfolios		Shares
BlackRock 80/20 Target Allocation ETF		10,233,151
MFS Growth Allocation		41,615,634
Acquiring Portfolio	Shares	Value
Capital Growth Asset Allocation	37,476,978	$925,681,366

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolios	Unrealized Appreciation on Investments	Net Assets
BlackRock 80/20 Target Allocation ETF	$ 344,774	$149,645,503
MFS Growth Allocation	15,743,820	776,035,863
Acquiring Portfolio		Net Assets
Capital Growth Asset Allocation		$10,718,745,767

Assuming the acquisition had been completed on January 1, 2023, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2023 would have been as follows:

Acquiring Portfolio	Net investment income (loss) (a)	Net realized and unrealized gain (loss) on investments (b)	Net increase (decrease) in net assets resulting from operations
Capital Growth Asset Allocation	$188,702,232	$1,732,900,130	$1,921,602,362

(a)

Net investment income (loss) as reported in the Statement of Operations (Year ended December 31, 2023) of the Acquiring Portfolio, plus net investment income from the Merged Portfolios pre-merger as follows: BlackRock 80/20 Target Allocation ETF $(13,061) and MFS Growth Allocation $1,673,762.

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(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (Year ended December 31, 2023) of the Acquiring Portfolio, plus net realized and unrealized gain (loss) on investments from the Merged Portfolios pre-merger as follows: BlackRock 80/20 Target Allocation ETF $2,816,057 and MFS Growth Allocation $20,108,417.

Since both the Merged Portfolios and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolios that have been included in the Acquiring Portfolio’s Statement of Operations since February 24, 2023.

On September 19-20, 2022, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of AST Franklin 85/15 Diversified Allocation Portfolio (“Franklin 85/15 Diversified Allocation”) (the “Merged Portfolio”) for shares of T. Rowe Price Growth Opportunities (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio, respectively. Shareholders approved the Plan at a meeting on January 24, 2023 and the reorganization took place at the close of business on February 24, 2023.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
Franklin 85/15 Diversified Allocation	$305,868,040	$307,680,605

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives, policies and strategies.

The acquisition was accomplished by a tax-free exchange of the following shares on February 24, 2023:

Merged Portfolio		Shares
Franklin 85/15 Diversified Allocation		24,463,571
Acquiring Portfolio	Shares	Value
T. Rowe Price Growth Opportunities	20,226,912	$357,207,275

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized depreciation immediately before the acquisition were as follows:

Merged Portfolio	Unrealized (Depreciation) on Investments	Net Assets
Franklin 85/15 Diversified Allocation	$(1,812,565)	$357,207,275
Acquiring Portfolio		Net Assets
T. Rowe Price Growth Opportunities		$1,949,654,955

Assuming the acquisition had been completed on January 1, 2023, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2023 would have been as follows:

Acquiring Portfolio	Net investment income (a)	Net realized and unrealized gain on investments (b)	Net increase in net assets resulting from operations
T. Rowe Price Growth Opportunities	$30,459,822	$330,150,264	$360,610,086

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2023) of the Acquiring Portfolio, plus net investment income from the Merged Portfolio pre-merger as follows: Franklin 85/15 Diversified Allocation $820,610.

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (Year ended December 31, 2023) of the Acquiring Portfolio, plus net realized and unrealized gain on investments from the Merged Portfolio pre-merger as follows: Franklin 85/15 Diversified Allocation $10,336,901.

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Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since February 24, 2023.

12. Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to each Portfolio.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advanced Series Trust and Shareholders of AST Academic Strategies Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST J.P. Morgan Global Thematic Portfolio, AST J.P. Morgan Tactical Preservation Portfolio, AST T. Rowe Price Asset Allocation Portfolio and AST T. Rowe Price Growth Opportunities Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AST Academic Strategies Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST J.P. Morgan Global Thematic Portfolio, AST J.P. Morgan Tactical Preservation Portfolio, AST T. Rowe Price Asset Allocation Portfolio and AST T. Rowe Price Growth Opportunities Portfolio (six of the portfolios constituting Advanced Series Trust, hereafter collectively referred to as the “Portfolios“) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the four years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Portfolios as of and for the year ended December 31, 2019 and the financial highlights for the year ended December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 24, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 26, 2024

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

Information about the Board Members and the officers of the Trust is set forth below. Board members who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Trust are referred to as “Interested Board Members.” The Board Members oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Board Members

Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service

Susan Davenport Austin 1967 No. of Portfolios Overseen: 60

Chief Financial Officer and Chief Operating Officer of Grace Church School (since September 2019); President, Candide Business Advisors, Inc. (since 2011); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014).

Director of NextEra Energy Partners, LP (NYSE: NEP) (since February 2015); Member of the Board of Directors, Hubbard Radio, LLC (since 2011); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; formerly Member of the Board of Directors, The MacDowell Colony (2010-2021).

Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 60

Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.

		Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 60

Chairman of the Board of Fellows of Weill Cornell Medicine (since 2014); Director of Apollo Global Management, Inc. (since 2022); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).

		Formerly Director of the Asia-Pacific Fund, Inc. (2006-2019); formerly Director of Sotheby’s (2014-2019) auction house and art-related finance.	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 60

Trinity Investors (since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).

		None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 60

Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018-June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.

Board of Directors of Willis Towers Watson Public Limited Company (WTW) (since April 2023); Chairman of the Board of Auxadi Holdco, S.L. (since February 2022); Non-Executive Director of Auxadi Holdco, S.L (since November 2020); Non-Executive Director of Stout (since January 2020); formerly Non-Executive Director of Clyde & Co. (January 2020-June 2021); Formerly Non-Executive Chairman (September 2019-January 2021) of Litera Microsystems.

Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 60

Director of ICI Mutual Insurance Company (June 2020-June 2023; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.

		Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

D1

Independent Board Members

Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service

Thomas M. O’Brien 1950 No. of Portfolios Overseen: 60

Chairman, Chief Executive Officer and President of Sterling Bancorp (since June 2020); Chairman, Chief Executive Officer and President of Sterling Bank and Trust, F.S.B.; formerly Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (October 2018-March 2020); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Since July 2003

Interested Board Member

Timothy S. Cronin 1965 Number of Portfolios Overseen: 60

Vice President of Prudential Annuities (since May 2003); Senior Vice President of PGIM Investments LLC (since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since March 2006).

		None.	Since October 2009

Officers(a)

Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer

Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019

Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary

Chief Legal Officer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2019

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

D2

Officers(a)

Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since March 2021

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.

Since June 2022

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Elyse M. McLaughlin 1974 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

D3

Officers(a)

Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Alina Srodecka, CPA 1966 Assistant Treasurer

Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003 – May 2006); formerly Tax Manager at Deloitte & Touché (October 1997 – January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994 – May 1997).

Since June 2017

(a) Excludes Mr. Cronin, an Interested Board Member who also serves as President and Principal Executive Officer of the Trust.

Explanatory Notes to Tables:

Timothy S. Cronin is an Interested Board Member because he is an officer of the Trust and an officer of the Manager.

Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Board Members or Officers. The Independent Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Board Member.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America.

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Board Member. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Rock ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

D4

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges, and expenses of the portfolios and on the contracts and should be read carefully.

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the appropriate phone number listed below and on the website of the SEC at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling the appropriate phone number listed below, on the website of the SEC at www.sec.gov., and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the SEC a complete listing of portfolio holdings as of its first and third calendar quarter-end, which are publicly available on Form N-PORT. Form N-PORT is available on the SEC’s website at www.sec.gov or call (800) SEC-0330. Additionally, the Trust makes a complete listing of portfolio holdings as of its first and third calendar quarter-end available on its website listed above.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

    The Prudential Insurance Company of America

    751 Broad Street

    Newark, NJ 07102-3714

Every year we will send you an updated summary prospectus. We will also send you or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report, and a semiannual report, which contain important financial information about the Portfolios.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semiannual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise. Householding is not yet available on all products. You should be aware that by calling (800) 778-2255, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2024 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-D

Advanced Series Trust

ANNUAL REPORT   December 31, 2023

AST J.P. Morgan Fixed Income Central Portfolio AST PGIM Fixed Income Central Portfolio AST Target Maturity Central Portfolio AST T. Rowe Price Fixed Income Central Portfolio

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2023

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments, Financial Statements, and
Financial Highlights

	Glossary	A1
	AST J.P. Morgan Fixed Income Central Portfolio	A2
	AST PGIM Fixed Income Central Portfolio	A30
	AST Target Maturity Central Portfolio	A73
	AST T. Rowe Price Fixed Income Central Portfolio	A95

Section B	Notes to Financial Statements
Section C	Report of Independent Registered Public Accounting Firm
Section D	Information about Board Members and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2023

∎	DEAR CONTRACT OWNER:

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin
President,
Advanced Series Trust	January 31, 2024

Market Overview — unaudited	Annual Report	December 31, 2023

Equity Market Overview

Easing inflationary pressures, hopes for central bank interest rate cuts, and artificial intelligence (AI) excitement helped drive equity returns sharply higher in 2023. Markets rose despite several headwinds, including the failure of several high-profile banks in the spring and Hamas’ attack on Israel in October. Anticipation of a rate-cut pivot pushed the 10-year US Treasury yield lower, which helped bond markets post gains for the first time in two years. Conversely, oil and gas prices retreated based on fears of oversupply.

Equities rally worldwide during the year

US equities were led by the tech-heavy Nasdaq Composite, which soared 43.42%. The large-cap S&P 500 Index advanced 26.29%, and the broad-based Russell 3000 Index added 25.96%. Stocks gained internationally as well, with the MSCI ACWI Ex-US Index—a gauge of stock performance in developed and emerging markets outside the US—gaining 15.62%. (Performance is based on net returns in US dollars unless stated otherwise and assumes reinvestment of dividends.)

Rate-cut expectations drove market sentiment

The US Federal Reserve (the Fed) hiked the federal funds rate four times in 2023 but paused at its September Federal Open Market Committee (FOMC) meeting. Market enthusiasm spiked in December when the Fed held interest rates steady for the third consecutive FOMC meeting. After the December meeting, Fed Chairman Jerome Powell noted that rates were “likely at or near peak,” and the Fed signaled the potential for several rate cuts in 2024.

During the year, inflation trended lower while still remaining above the Fed’s 2% target. Gross domestic product gained steadily in both the first and second quarters, followed by faster-than-expected growth in the third quarter.

Generative AI boosts US technology stocks

Enthusiasm over generative AI and its implications for both labor and operational efficiencies drove US stock market gains during the year. The market capitalization of NVIDIA Corp., maker of an overwhelming majority of the chips needed for generative AI programs, surged to over $1 trillion. In all, seven mega-tech companies—Apple, Inc., Alphabet, Inc., Microsoft Corp., Amazon.com, Inc., Meta Platforms, Inc., Tesla, Inc., and NVIDIA Corp. (also known as the Magnificent Seven)—accounted for most of the S&P 500 Index’s positive returns in 2023.

Fueled by technology stocks, growth equities handily outperformed value equities. During the year, the Russell 1000 Growth Index surged 42.68%, significantly higher than the 11.46% gain of the Russell 1000 Value Index. The Russell Midcap Index rose 17.23%, and the small-cap Russell 2000 Index added 16.93%.

Financials gain despite rising rates and bank failures

While financial services stocks ultimately ended the year higher, challenges proliferated as bank profit margins were squeezed by higher interest rates and elevated borrowing costs. Higher rates prompted concerns about liquidity, which then led to several bank runs. Over the course of a few weeks in the spring, the deposits of Silicon Valley Bank Group, Signature Bank, and First Republic Bank were all seized by the Federal Deposit Insurance Corporation, significantly impacting other regional banking stocks. Fears also spread to Europe as the 167-year-old Credit Suisse AG suffered a similar demise before it was absorbed by its rival UBS Group AG.

Oil and gas prices plummet

Despite increasing geopolitical strife in the Middle East and the continuation of the Russia-Ukraine war, oil prices fell during the year. Fears of oversupply weighed on markets, combined with a weaker-than-expected recovery in China. Natural gas prices experienced double-digit losses on record production, higher supply inventories, and a warm start to winter in the northern hemisphere.

Developed markets rally

European equities rose as inflation cooled during 2023. However, unlike the Fed in the United States, neither the European Central Bank nor the Bank of England gave any indication of potential interest rate cuts in 2024. Macroeconomic data in the region remained uncertain.

Japan’s negative interest rate policy, which has been in place since 2016, continued even as inflation remained above the Bank of Japan’s 2% target. The Bank of Japan maintained its conservative guidance, although indications surfaced that it would begin adjusting its ultra-loose monetary policy. Japanese stocks posted solid gains into year-end, helped by better earnings and corporate governance reform.

Developed equity markets outside the US and Canada, as measured by the MSCI EAFE Index, rose 18.85% during the year, while the MSCI Europe Index gained 19.89% and the MSCI Japan Index soared 20.32%.

Market Overview — unaudited (continued)	Annual Report	December 31, 2023

Emerging-market stocks trail as China’s recovery disappoints

Emerging-market stocks gained but underperformed their developed-market peers. The year began with strong hopes for a recovery in China as the country lifted its zero-COVID policy. When that optimism faded following the policy change, confidence waned and pushed down the value of stocks in China. Meanwhile, Indian stocks posted strong returns on bullish sentiment due to solid economic growth and robust international investments.

In Latin America, Mexico’s central bank said interest rate cuts were possible in early 2024 and revised its inflation and growth forecast for the year, while Brazil began its monetary policy easing during the summer. In Argentina, newly elected President Javier Milei lifted the value of stocks with his ideas for economic reform.

Fixed Income Market Overview

After a dismal bond market performance for most of 2023, strong rallies in November and December lifted fixed income prices. The potential end of central bank interest rate hikes and the growing possibility of rate cuts in 2024 were the driving forces behind the renewed strength in bonds.

The rally in bond prices pushed the US 10-year Treasury yield from 5.0% to below 4.0% in a matter of weeks, and the yield ultimately ended the year at 3.88%. (Yields move inversely to prices.) Bonds registered their first gain in two years, with the Bloomberg US Aggregate Bond Index gaining 5.53%. Bonds issued by the US government and indexed to inflation, or Treasury inflation-protected securities (TIPS), added 3.90% per the Bloomberg US TIPS Index.

High yield bonds (i.e., debt rated below investment grade) were the standout performers, rising 13.46%, as measured by the Bloomberg US Corporate High Yield Index. Emerging-market debt, based on the J.P. Morgan EMBI Global Diversified Index, also posted solid gains, up 11.09%. (All returns cited are in US dollars unless stated otherwise.)

Central bankers turn dovish

The year began with consistently hawkish comments from developed-market central banks and continued interest rate hikes. (A hawkish view signals a tighter monetary policy supported by the potential for higher rates. A dovish view signals the potential for a looser monetary policy supported by holding rates steady or lowering them.) Over the reporting period, the Federal Reserve (the Fed) raised rates by an additional 100 basis points. (One basis point equals 0.01%.)

While remaining above the Fed’s 2% target, inflation began to cool in the second half of 2023. Slowing pricing pressures prompted the Fed to pause interest rate hikes at its September Federal Open Market Committee (FOMC) meeting, and it held rates steady through the end of the year. The pause lifted market expectations that the Fed was likely done hiking and increased hopes for future rate cuts. After the December FOMC meeting, Fed Chairman Jerome Powell noted that rates were “likely at or near peak,” and the Fed signaled the potential for several rate cuts in 2024.

The European Central Bank (ECB) also paused interest rate hikes at its October meeting amid a cooling inflation environment. However, ECB officials stated that any hope of rate cuts would be “premature” and that the fight against inflation would continue. Despite a rising inflation trend, the Bank of Japan maintained its negative interest rate policy. However, the Bank of Japan began to loosen its grip on long-term interest rates, and signs emerged of a possible end to the country’s ultra-loose monetary policy.

Investors hope for a soft landing

The US economy proved resilient, as gross domestic product showed better-than-expected real growth in 2023, buoyed by strength in manufacturing and robust (albeit moderating) consumer spending, particularly on travel and entertainment. With inflation cooling and employment growth slowing, investors’ anticipation of a soft landing increased. (A soft landing refers to the central bank tightening monetary policy enough to slow the economy and lower inflation without causing a recession.)

Treasury yields spike but end the year unchanged

Throughout 2023, yields on short-term US Treasuries were higher than those of longer-dated issues, referred to as yield curve inversion. (Typically, longer-term issues command a higher yield than shorter issues.) While the yield curve inversion continued into year-end, interest rates started to normalize.

The 10-year US Treasury yield began the year at 3.88%, spiked as high as 5% in October, only to end the year back at 3.88%. This drop in yields helped the US Treasury market post its first annual gain since 2020. Short-maturity yields, which are more sensitive to changes in monetary policy, declined the most during the year.

Government bonds in the United Kingdom, Germany, and Japan followed a similar path, with 10-year yields retreating from highs earlier in the year.

Credit spreads widen

Spreads and yields tightened into year-end as risk assets benefited from easing pricing pressures, better-than-feared third-quarter corporate earnings, and expectations that the Fed would pivot to interest rate cuts sometime in 2024. (Risk assets generally refer to assets that potentially have a significant

Market Overview — unaudited (continued)	Annual Report	December 31, 2023

degree of price volatility, such as equities, high yield bonds, real estate, and currencies.) These solid fundamentals helped US investment-grade corporate spreads tighten. US high yield bonds rallied strongly amid lower new issuances, resilient economic data, and an ongoing supply deficit.

Emerging-market bond performance varies by region

Emerging-market bonds delivered positive returns in US dollar terms but underperformed their developed-market bond peers. Similar to equities, performance diverged by region. Latin America was the strongest performer, as local-currency bonds benefited from strong domestic economies. Asian bonds had a more mixed performance, as China’s economic headwinds and geopolitical tensions impacted the country’s sovereign bonds. Geopolitical strife caused bonds in emerging-market Europe, the Middle East, and Africa to lag.

AST JPM Fixed Income Central Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	5.40%	4.94%
Bloomberg US Aggregate Bond Index	5.53	4.66

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 11/29/2022. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST J.P. Morgan Fixed Income Central Portfolio returned 5.40%. The Portfolio underperformed the Bloomberg US Aggregate Bond Index.

What were market conditions during the reporting period?

Investors entered calendar year 2023 (the reporting period) with fears that interest rate hikes by global central banks looking to rein in inflation would ultimately tip some of the major developed economies into a recession. However, the global economy proved to be more resilient than many investors expected. Risk sentiment improved markedly in the fourth quarter of the reporting period, as several central banks appeared to be nearing the end of their interest-rate-hike campaigns.

It was a wild ride for interest rate markets during the reporting period. Global government bond yields were volatile, rising for much of the reporting period only to fall sharply near the end. The US 10-year Treasury yield finished the period exactly where it started, at 3.88%, after flirting with 5% just a few months earlier. Credit spreads tightened along with falling recession odds.

Bonds rebounded during the reporting period. The Bloomberg US Aggregate Bond Index rose 5.53%, the Bloomberg Global Aggregate Bond Index increased 5.71%, and the Bloomberg US High Yield Index gained 13.46%.

What strategies or holdings affected the Portfolio’s performance?*

The biggest contributor to relative performance during the reporting period was the Portfolio’s exposure to US investment-grade credit, with credit spreads tightening during the period in the aggregate. Most of this rally took place in the final quarter of the reporting period on growing investor excitement that central banks could cut interest rates sooner in 2024 than previously expected.

Partially offsetting these positive relative returns was exposure to US Treasury and agency issues. Treasury rates soared (and prices declined) in the middle of the reporting period, as investors worried about persistent inflation. Although interest rates finally fell later in the period, overall Treasury returns were muted. Likewise, agency mortgages also suffered in what was mostly a higher-interest-rate environment.

The Portfolio ended the reporting period with an overweight in US investment-grade credit, US government bonds, and US securitized mortgages relative to its assigned performance index, the Bloomberg US Aggregate Bond Index.

During the reporting period, JP Morgan utilized liquid futures to obtain bond exposures, which positively impacted returns.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST JPM Fixed Income Central Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST J.P. Morgan Fixed Income Central (As of 12/31/2023)

Credit Quality	% of Total Investments
AAA	2.7%

AA	66.9%
A	10.5%

BBB	19.2%
BB	0.6%

NR	0.1%
Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST PGIM Fixed Income Central Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	8.43%	4.37%
Bloomberg US Aggregate Bond Index	5.53	1.59

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 06/27/2022. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST PGIM Fixed Income Central Portfolio returned 8.43%. The Portfolio outperformed the Bloomberg US Aggregate Bond Index.

What were market conditions during the reporting period?

A shift in fundamentals—most notably, inflation—helped drive the repricing of markets in calendar-year 2023 (the reporting period). Rate volatility increased as markets began pricing in aggressive Federal Open Market Committee (FOMC) policy tightening and the possibility of a hard economic landing. (When central banks raise interest rates enough to cause a significant economic slowdown or a recession, it is known as a hard landing. When they raise rates just enough to slow the economy and lower inflation without causing a recession, it is known as a soft landing.)

The US economy proved resilient amid moderating consumer spending. Consumption was supported by a drawdown in household savings, which fell below pre-pandemic levels, and by credit card usage, which spiked 4.7% ($1.08 trillion) in the third quarter. During the second half of the reporting period, the US labor market showed signs of loosening amid a marked rise in labor action, most notably from auto workers. Heading into the final months of the reporting period, November’s job gains were below the monthly average of 240,000 year-over-year.

Over the reporting period, the US Federal Reserve (the Fed) tightened monetary policy by raising interest rates an additional 100 basis points. (One basis point equals 0.01%) Although remaining above the Fed’s 2% target, inflation continued to show signs of cooling. In addition, developments in consumer spending and the labor market data raised hopes of a US soft landing. In December, the FOMC kept rates on hold for a third consecutive meeting, thereby increasing market expectations that the Fed is likely done hiking interest rates and that its next move would be to cut rates. This led to an end-of-year rally that dropped the US 10-year Treasury yield from 5.0% to below 4% in a matter of weeks to end the reporting period at 3.88%.

In the elevated volatility environment, US investment-grade corporate spreads tightened as expectations for an economic hard landing dissipated and fundamentals remained solid. US high yield bonds posted significant gains over the reporting period amid limited new issuances, resilient economic data, and an ongoing supply deficit. Securitized credit spreads were mixed, with high-quality collateralized loan obligation (CLO) spreads tightening over the reporting period and commercial mortgage-backed securities (CMBS) spreads widening slightly as the commercial real estate sector remained challenged. Meanwhile, agency mortgage-backed securities (MBS) posted modestly positive excess returns over the reporting period following a rally during the last few months of the reporting period. The emerging markets debt sector posted positive total returns, and spreads tightened going into the end of the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, strong overall security selection in investment-grade corporate bonds, non-agency MBS, and CMBS contributed most to the Portfolio’s performance. Overall sector allocation also contributed, led by overweights in investment-grade corporate bonds, high yield corporate bonds, and CMBS. Within credit, the Portfolio benefited from positions in foreign non-corporate bonds, banking, and midstream energy, while selection in telecom detracted from performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST PGIM Fixed Income Central Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

The combined impact of the Portfolio’s duration and yield curve strategies contributed to performance for the reporting period (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

During the reporting period, the Portfolio used futures and swaps to manage interest rate risk, which is a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures and swaps, in the aggregate, detracted from the Portfolio’s performance during the reporting period. The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. The use of the CDX had a positive impact on the Portfolio’s performance during the period.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST PGIM Fixed Income Central (As of 12/31/2023)

Credit Quality	% of Total Investments
AAA	17.8%

AA	28.7%
A	16.9%

BBB	29.2%
BB	2.9%

B	1.2%
CCC and Below	0.2%

NR	1.7%
Cash/Cash Equivalents	1.4%

Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST Target Maturity Central Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	6.72%	0.94%
Bloomberg US Aggregate Bond Index	5.53	0.86

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 04/25/2022. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST Target Maturity Central Portfolio returned 6.72%. The Portfolio outperformed the Bloomberg US Aggregate Bond Index.

What were market conditions during the reporting period?

A shift in fundamentals—most notably, inflation—helped drive the repricing of markets in calendar-year 2023 (the reporting period). Rate volatility increased as markets began pricing in aggressive Federal Open Market Committee (FOMC) policy tightening and the possibility of a hard economic landing. (When central banks raise interest rates enough to cause a significant economic slowdown or a recession, it is known as a hard landing. When they raise rates just enough to slow the economy and lower inflation without causing a recession, it is known as a soft landing.)

The US economy proved resilient amid moderating consumer spending. Consumption was supported by a drawdown in household savings, which fell below pre-pandemic levels, and by credit card usage, which spiked 4.7% ($1.08 trillion) in the third quarter. During the second half of the reporting period, the US labor market showed signs of loosening amid a marked rise in labor action, most notably from auto workers. Heading into the final months of the reporting period, November’s job gains were below the monthly average of 240,000 year-over-year.

Over the reporting period, the US Federal Reserve (the Fed) tightened monetary policy by raising interest rates an additional 100 basis points. (One basis point equals 0.01%) Although remaining above the Fed’s 2% target, inflation continued to show signs of cooling. In addition, developments in consumer spending and the labor market data raised hopes of a US soft landing. In December, the FOMC kept rates on hold for a third consecutive meeting, thereby increasing market expectations that the Fed is likely done hiking interest rates and that its next move would be to cut rates. This led to an end-of-year rally that dropped the US 10-year Treasury yield from 5.0% to below 4% in a matter of weeks to end the reporting period at 3.88%.

In the elevated volatility environment, US investment-grade corporate spreads tightened as expectations for an economic hard landing dissipated and fundamentals remained solid. US high yield bonds posted significant gains over the reporting period amid limited new issuances, resilient economic data, and an ongoing supply deficit. Securitized credit spreads were mixed, with high-quality collateralized loan obligation (CLO) spreads tightening over the reporting period and commercial mortgage-backed securities (CMBS) spreads widening slightly as the commercial real estate sector remained challenged. Meanwhile, agency mortgage-backed securities (MBS) posted modestly positive excess returns over the reporting period following a rally during the last few months of the reporting period. The emerging markets debt sector posted positive total returns, and spreads tightened going into the end of the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, security selection and sector allocation were the main drivers of the Portfolio’s outperformance versus the primary benchmark. Selection in investment-grade corporate bonds, CMBS, CLOs, MBS, asset-backed securities (ABS), non-agency MBS, and high yield issuances were the largest contributors. This was partially offset by selection in US Treasuries and municipal bonds, which detracted from the Portfolio’s performance. In terms of sector allocation, an overweight to CLOs, CMBS, high yield securities, ABS, and municipal bonds contributed to the Portfolio’s performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST Target Maturity Central Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

Meanwhile, underweights to emerging market debt and investment-grade corporate bonds detracted from performance. Within credit, selection in healthcare & pharmaceuticals, midstream energy, and technology contributed to the Portfolio’s performance, while selection in electric utilities and finance companies detracted from performance.

Duration positioning contributed to the Portfolio’s outperformance during the reporting period. Yield curve positioning had a negligible impact on performance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

During the reporting period, the Portfolio used futures to manage interest rate risk, which is a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures detracted from the Portfolio’s performance during the period. The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. The use of the CDX had a positive impact on the Portfolio’s performance during the reporting period.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST Target Maturity Central (As of 12/31/2023)

Credit Quality	% of Total Investments
AAA	33.7%

AA	32.8%
A	13.0%

BBB	15.9%
BB	0.3%

B	0.2%
NR	0.3%

Cash/Cash Equivalents	3.8%
Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

AST T Rowe Price Fixed Income Central Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	5.16%	6.80%
Bloomberg US Aggregate Bond Index	5.53	7.60

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 10/26/2022. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

For the year ended December 31, 2023, the AST T. Rowe Price Fixed Income Central Portfolio returned 5.16%. The Portfolio underperformed the Bloomberg US Aggregate Bond Index.

What were market conditions during the reporting period?

The US investment-grade fixed income market, as measured by the Bloomberg US Aggregate Bond Index (the Index), gained 5.53% in calendar year 2023 (the reporting period), avoiding a third consecutive year of losses. While rising interest rates weighed on fixed income performance for much of the reporting period, bond investors benefited from plunging US Treasury yields in November and December, which led to a strong rally in those two months. Meanwhile, credit spreads generally tightened as recession concerns eased.

Investors were focused on the US Federal Reserve’s (the Fed’s) efforts to bring down inflation without sending the economy into recession. The Fed raised its short-term fed funds rate to a target range of 5.25% to 5.50% in July, which was the highest level since March 2001. The Fed then held interest rates steady for the remainder of the reporting period and signaled in December that interest rate cuts could come at a faster pace than previously expected in 2024.

The US 10-year US Treasury note yield briefly reached 5.00% in October for the first time since late 2007 before falling back to 3.88% by the end of the reporting period amid cooler-than-expected inflation readings and less-hawkish Fed rhetoric. (A hawkish view by the Fed indicates the potential for a tighter monetary policy supported by higher interest rates.) Yields at the front end of the Treasury curve finished the reporting period higher, while intermediate yields declined and yields in the 10- to 30-year range finished flat to slightly higher. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

Absolute and excess returns were broadly positive for the major credit sectors in the Index. Investment-grade corporate bonds benefited from generally solid fundamentals and had the strongest performance. Three of the largest bank failures in US history contributed to market volatility in March and April; however, swift action by regulators eased worries about broader contagion.

What strategies or holdings affected the Portfolio’s performance?*

Interest rate management was the largest detractor from the Portfolio’s relative performance during the reporting period, as some of the tactical adjustments on the curve worked against the Portfolio. Positioning for a steepening of the curve in the second quarter weighed on results, as easing concerns about the banking system and expectations for additional Fed interest rate hikes led to further curve inversions. The curve flattening late in the year also detracted from performance. The Portfolio’s US duration position was a modest contributor to performance, largely due to holding a short position in September when the 10-year Treasury yield rose significantly. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) Outside the US, a short-duration posture and a steepening of the yield curve in the eurozone offset detractions from short-duration positions in Japan and the United Kingdom.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

AST T Rowe Price Fixed Income Central Portfolio	December 31, 2023

Report of the Investment Manager - As of December 31, 2023 (Unaudited) (Continued)

Security selection in credit sectors produced mixed results but was negative overall for the reporting period. Positions in agency mortgage-backed securities (MBS) and commercial MBS weighed on returns. An underweight position relative to the index in conventional MBS in favor of Government National Mortgage Association MBS was another headwind for the Portfolio. However, positioning in investment-grade corporate bonds was a positive offsetting factor, which was aided by telecom and healthcare holdings. Performance was also buoyed by using credit index default swaps to both add and hedge corporate credit risk. The Portfolio’s preference for higher-yielding, out-of-index securities within the asset-backed securities market also boosted results.

Sector allocation was an overall contributor to performance during the reporting period. An underweight allocation relative to the index to Treasuries, a sector where the Portfolio also benefited from holding discount-priced bonds that performed better than the broader Treasury market—combined with allocations to non-agency residential MBS, collateralized loan obligations, and investment-grade corporate bonds—added value amid declining near-term recession concerns and improving risk sentiment. Conversely, the Portfolio’s overweight positions in agency MBS hampered performance, as the sector struggled in the third quarter amid elevated interest rate volatility and fears that more Fed tightening was forthcoming before registering robust results in the fourth quarter.

As of the end of the reporting period, the Portfolio held credit default swap index, currency forwards, interest rate swaps and interest rate futures, generating gross exposure of approximately 56.7%. The estimated return impact from employing currency forwards was negligible, -63 bps from futures and a negligible return from swaps for the time period 12/31/2022 through 12/31/2023.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned performance index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

AST T. Rowe Price Fixed Income Central (As of 12/31/2023)

Credit Quality	% of Total Investments
AAA	31.4%

AA	39.9%
A	12.5%

BBB	13.9%
NR	0.4%

Cash/Cash Equivalents	1.9%
Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

Advanced Series Trust	December 31, 2023
Benchmark Glossary — unaudited

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

Bloomberg US Aggregate Bond Index is an unmanaged index that measures the investment grade, US dollar denominated, fixed-rate taxable bond market.

Advanced Series Trust	December 31, 2023
Fees and Expenses — unaudited

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 =8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST J.P. Morgan Fixed Income Central	Actual	$1,000.00	$1,033.30	0.02%	$0.10

	Hypothetical	$1,000.00	$1,025.10	0.02%	$0.10

AST PGIM Fixed Income Central	Actual	$1,000.00	$1,048.10	0.01%	$0.05

	Hypothetical	$1,000.00	$1,025.16	0.01%	$0.05

AST Target Maturity Central	Actual	$1,000.00	$1,039.90	0.05%	$0.26

	Hypothetical	$1,000.00	$1,024.95	0.05%	$0.26

AST T. Rowe Price Fixed Income Central	Actual	$1,000.00	$1,030.50	0.02%	$0.10

	Hypothetical	$1,000.00	$1,025.10	0.02%	$0.10

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2023, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

CAD Canadian Dollar

EUR Euro

GBP British Pound

USD US Dollar

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A — Annual payment frequency for swaps

Aces — Alternative Credit Enhancements Securities

BABs — Build America Bonds

BARC — Barclays Bank PLC

BNYM — Bank of New York Mellon

BOA — Bank of America, N.A.

CDX — Credit Derivative Index

CGM — Citigroup Global Markets, Inc.

CLO — Collateralized Loan Obligation

CMBX — Commercial Mortgage-Backed Index

CME — Chicago Mercantile Exchange

CMT — Constant Maturity Treasury

DAC — Designated Activity Company

EMTN — Euro Medium Term Note

EURIBOR — Euro Interbank Offered Rate

FHLMC — Federal Home Loan Mortgage Corporation

FREMF — Freddie Mac Mortgage Trust

GMTN — Global Medium Term Note

GS — Goldman Sachs & Co. LLC

IO — Interest Only (Principal amount represents notional)

JPM — JPMorgan Chase Bank N.A.

JPS — J.P. Morgan Securities LLC

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

M — Monthly payment frequency for swaps

MASTR — Morgan Stanley Structured Asset Security

MSC — Morgan Stanley & Co. LLC

MSI — Morgan Stanley & Co International PLC

MTN — Medium Term Note

OTC — Over-the-counter

PIK — Payment-in-Kind

PO — Principal Only

Q — Quarterly payment frequency for swaps

REITs — Real Estate Investment Trust

REMIC — Real Estate Mortgage Investment Conduit

RFUCCT — Refinitiv USD IBOR Consumer Cash Fallbacks Term

S — Semiannual payment frequency for swaps

S&P — Standard & Poor’s

SOFR — Secured Overnight Financing Rate

SONIA — Sterling Overnight Index Average

STRIPs — Separate Trading of Registered Interest and Principal of Securities

T — Swap payment upon termination

TBA — To Be Announced

TD — The Toronto-Dominion Bank

TIPS — Treasury Inflation-Protected Securities

USOIS — United States Overnight Index Swap

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 97.2%
ASSET-BACKED SECURITIES — 0.3%
Automobiles — 0.3%
Santander Drive Auto Receivables Trust,
Series 2020-03, Class D
1.640%	11/16/26	4,264	$4,190,294
Santander Revolving Auto Loan Trust,
Series 2019-A, Class A, 144A
2.510%	01/26/32	2,290	2,223,217
Series 2019-A, Class D, 144A
3.450%	01/26/32	3,225	3,120,978

			9,534,489

Other — 0.0%
CF Hippolyta Issuer LLC,
Series 2021-01A, Class B1, 144A
1.980%	03/15/61	584	495,443

Student Loans — 0.0%
Edsouth Indenture No. 05 LLC,
Series 2014-01, Class A, 144A, 30 Day Average SOFR + 0.814% (Cap N/A, Floor 0.000%)
6.152%(c)	02/25/39	392	389,464
Edsouth Indenture No. 06 LLC,
Series 2014-02, Class A, 144A, 30 Day Average SOFR + 0.794% (Cap N/A, Floor 0.680%)
6.132%(c)	05/25/39	648	640,517

			1,029,981

TOTAL ASSET-BACKED SECURITIES (cost $10,792,784)			11,059,913

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.7%
Citigroup Commercial Mortgage Trust,
Series 2021-PRM02, Class A, 144A, 1 Month SOFR + 1.064% (Cap N/A, Floor 0.950%)
6.426%(c)	10/15/38	5,940	5,835,625
Commercial Mortgage Trust,
Series 2017-COR02, Class C
4.588%(cc)	09/10/50	650	508,393
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A
3.953%	09/15/37	1,200	1,040,563
DOLP Trust,
Series 2021-NYC, Class A, 144A
2.956%	05/10/41	2,580	2,124,054
Fannie Mae-Aces,
Series 2020-M39, Class X1, IO
1.953%(cc)	07/25/30	2,126	157,080
Series 2020-M50, Class X1, IO
1.827%(cc)	10/25/30	355	22,056
Series 2021-M03, Class X1, IO
1.922%(cc)	11/25/33	339	27,838
FREMF Mortgage Trust,
Series 2015-K45, Class C, 144A
3.609%(cc)	04/25/48	3,165	3,070,709
Series 2015-K48, Class B, 144A
3.646%(cc)	08/25/48	1,985	1,934,185

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust,
Series 2018-GS10, Class A5
4.155%(cc)	07/10/51	2,976	$2,798,885
MHC Commercial Mortgage Trust,
Series 2021-MHC, Class A, 144A, 1 Month SOFR + 0.915% (Cap N/A, Floor 0.801%)
6.277%(c)	04/15/38	1,753	1,734,042
SREIT Trust,
Series 2021-MFP, Class A, 144A, 1 Month SOFR + 0.845% (Cap N/A, Floor 0.731%)
6.207%(c)	11/15/38	2,856	2,808,777
Velocity Commercial Capital Loan Trust,
Series 2017-02, Class M4, 144A
5.000%(cc)	11/25/47	26	21,284
Series 2018-02, Class M2, 144A
4.510%(cc)	10/26/48	39	33,938
Series 2018-02, Class M3, 144A
4.720%(cc)	10/26/48	40	33,293
Series 2018-02, Class M4, 144A
5.320%(cc)	10/26/48	34	27,366
Series 2019-02, Class M1, 144A
3.260%(cc)	07/25/49	31	27,751
Wells Fargo Commercial Mortgage Trust,
Series 2017-RC01, Class D, 144A
3.250%	01/15/60	500	361,624

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $22,324,765)			22,567,463

CORPORATE BONDS — 31.1%
Aerospace & Defense — 0.7%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.196%	02/04/26	891	841,980
3.250%	02/01/35	676	570,768
3.450%	11/01/28	1,737	1,635,698
3.625%	02/01/31	41	38,117
3.950%	08/01/59	1,316	1,010,446
5.805%	05/01/50	2,470	2,561,818
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
4.400%	06/15/28(a)	1,840	1,818,669
4.854%	04/27/35	30	29,697
5.400%	01/15/27(a)	1,690	1,725,564
5.400%	07/31/33	1,580	1,643,843
RTX Corp.,
Sr. Unsec’d. Notes
1.900%	09/01/31	903	734,729
2.375%	03/15/32	3,085	2,568,705
3.125%	07/01/50	434	306,788
4.050%	05/04/47	479	399,539
4.800%	12/15/43	31	28,831
6.100%	03/15/34	3,350	3,632,482
6.400%	03/15/54	1,580	1,830,969

			21,378,643

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture — 0.7%
Altria Group, Inc.,
Gtd. Notes
2.450%	02/04/32	1,000	$816,948
3.400%	02/04/41	3,652	2,680,748
6.875%	11/01/33	1,250	1,375,848
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.259%	03/25/28	1,835	1,639,744
2.726%	03/25/31	2,000	1,677,687
4.390%	08/15/37	3,302	2,769,140
4.540%	08/15/47	430	330,718
6.343%	08/02/30	980	1,025,717
7.079%	08/02/43	2,083	2,214,863
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
3.500%	07/26/26	647	615,702
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
3.875%	08/21/42	389	319,306
4.375%	11/15/41	292	259,067
5.125%	02/15/30	800	814,257
5.375%	02/15/33	4,660	4,782,113
5.625%	11/17/29	1,213	1,272,359
5.750%	11/17/32	884	928,124

			23,522,341

Airlines — 0.2%
Air Canada 2015-2 Class AA Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.750%	06/15/29	105	98,142
Air Canada 2017-1 Class A Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.550%	07/15/31	171	148,655
Air Canada 2017-1 Class B Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.700%	07/15/27	309	292,331
Air Canada 2020-2 Class B Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
9.000%	04/01/27	262	265,237
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28	570	521,546
American Airlines 2016-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.100%	07/15/29(a)	837	770,858
American Airlines 2021-1 Class B Pass-Through Trust,
Pass-Through Certificates
3.950%	01/11/32	168	149,423
British Airways 2018-1 Class A Pass-Through Trust (United Kingdom),
Pass-Through Certificates, 144A
4.125%	03/20/33	133	118,962
JetBlue 2019-1 Class AA Pass-Through Trust,
Pass-Through Certificates
2.750%	11/15/33	1,120	944,985
JetBlue 2019-1 Class B Pass-Through Trust,
Pass-Through Certificates
8.000%	11/15/27	1,055	1,062,112

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,
Sr. Sec’d. Notes, 144A
6.500%	06/20/27	5	$4,914
United Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.300%	02/15/27	225	218,197
United Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	10/11/27	14	13,286
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.875%	04/07/30	729	651,455

			5,260,103

Auto Manufacturers — 0.4%
Ford Motor Co.,
Sr. Unsec’d. Notes
3.250%	02/12/32(a)	2,180	1,813,627
4.750%	01/15/43	740	611,284
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
4.950%	05/28/27	1,570	1,532,824
7.350%	03/06/30	2,425	2,601,311
General Motors Co.,
Sr. Unsec’d. Notes
5.150%	04/01/38	58	54,862
5.950%	04/01/49(a)	535	524,776
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes
2.350%	01/08/31	1,573	1,300,869
5.650%	01/17/29	50	51,180
5.800%	06/23/28	1,880	1,932,683
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
6.500%	01/16/29	1,255	1,325,458
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A
2.750%	03/09/28(a)	1,240	1,093,765
6.950%	09/15/26(a)	665	687,476

			13,530,115

Banks — 9.1%
ABN AMRO Bank NV (Netherlands),
Sr. Non-Preferred Notes, 144A
6.339%(ff)	09/18/27	1,000	1,021,785
AIB Group PLC (Ireland),
Sr. Unsec’d. Notes, 144A
6.608%(ff)	09/13/29	1,000	1,053,337
Banco Bilbao Vizcaya Argentaria SA (Spain),
Jr. Sub. Notes
9.375%(ff)	03/19/29(oo)	1,400	1,501,500
Sub. Notes
7.883%(ff)	11/15/34	1,400	1,520,225
Banco Santander SA (Spain),
Jr. Sub. Notes
9.625%(ff)	11/21/28(oo)	2,200	2,343,000
9.625%(ff)	05/21/33(oo)	800	874,000

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Non-Preferred Notes
1.722%(ff)	09/14/27	600	$543,049
5.294%	08/18/27	1,000	1,001,138
Sr. Preferred Notes
6.938%	11/07/33	1,000	1,104,409
Sub. Notes
6.921%	08/08/33	600	636,280
Bank of America Corp.,
Jr. Sub. Notes, Series RR
4.375%(ff)	01/27/27(oo)	810	724,743
Sr. Unsec’d. Notes
5.202%(ff)	04/25/29	2,770	2,786,907
5.288%(ff)	04/25/34	1,265	1,268,560
5.819%(ff)	09/15/29	7,260	7,494,208
5.872%(ff)	09/15/34	4,350	4,558,315
Sr. Unsec’d. Notes, GMTN
3.593%(ff)	07/21/28	46	43,651
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31	2,414	1,971,730
1.922%(ff)	10/24/31	2,439	1,980,891
2.676%(ff)	06/19/41	456	326,979
2.884%(ff)	10/22/30	4,167	3,700,280
3.705%(ff)	04/24/28	1,878	1,794,479
3.824%(ff)	01/20/28	5,598	5,382,610
3.974%(ff)	02/07/30	5,929	5,621,202
4.376%(ff)	04/27/28	680	664,649
Sr. Unsec’d. Notes, Series N
1.658%(ff)	03/11/27	1,785	1,651,305
2.651%(ff)	03/11/32	433	365,929
Bank of Ireland Group PLC (Ireland),
Sr. Unsec’d. Notes, 144A
6.253%(ff)	09/16/26	1,045	1,056,175
Bank of Montreal (Canada),
Sr. Unsec’d. Notes
5.717%	09/25/28	3,595	3,726,129
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes
4.947%(ff)	04/26/27(a)	1,050	1,049,795
Bank of Nova Scotia (The) (Canada),
Jr. Sub. Notes, Series 2
3.625%(ff)	10/27/81	361	271,201
Banque Federative du Credit Mutuel SA (France),
Sr. Preferred Notes, 144A
5.790%	07/13/28	1,790	1,844,862
5.896%	07/13/26	1,520	1,549,415
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
5.829%(ff)	05/09/27	1,944	1,958,653
6.490%(ff)	09/13/29(a)	3,825	3,980,729
7.385%(ff)	11/02/28	488	521,281
BNP Paribas SA (France),
Sr. Non-Preferred Notes, 144A
1.904%(ff)	09/30/28	4,090	3,628,602
Sr. Preferred Notes, 144A
5.335%(ff)	06/12/29	5,435	5,505,029

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
BPCE SA (France),
Sr. Non-Preferred Notes, 144A
1.652%(ff)	10/06/26	3,904	$3,632,542
6.714%(ff)	10/19/29(a)	7,260	7,633,418
7.003%(ff)	10/19/34	2,100	2,271,992
Sr. Non-Preferred Notes, 144A, MTN
5.975%(ff)	01/18/27	287	288,998
Sub. Notes, 144A
3.116%(ff)	10/19/32	2,260	1,828,188
CaixaBank SA (Spain),
Sr. Non-Preferred Notes, 144A
6.208%(ff)	01/18/29	1,846	1,881,566
6.684%(ff)	09/13/27	1,365	1,398,680
6.840%(ff)	09/13/34	3,240	3,415,809
Citibank NA,
Sr. Unsec’d. Notes
5.803%	09/29/28	2,695	2,813,945
Citigroup, Inc.,
Jr. Sub. Notes, Series W
4.000%(ff)	12/10/25(oo)	2,291	2,110,838
Sr. Unsec’d. Notes
2.014%(ff)	01/25/26(a)	2,369	2,276,283
2.572%(ff)	06/03/31	1,300	1,110,537
2.976%(ff)	11/05/30	5,936	5,291,481
3.520%(ff)	10/27/28	384	363,028
3.668%(ff)	07/24/28	1,256	1,197,437
3.980%(ff)	03/20/30	5,465	5,184,849
4.075%(ff)	04/23/29(a)	540	520,181
Sub. Notes
4.125%	07/25/28	364	349,684
5.300%	05/06/44	7	6,732
6.174%(ff)	05/25/34	660	684,527
Commonwealth Bank of Australia (Australia),
Sub. Notes, 144A
2.688%	03/11/31	1,500	1,234,211
3.784%	03/14/32	375	327,567
Cooperatieve Rabobank UA (Netherlands),
Gtd. Notes
3.750%	07/21/26	2,470	2,364,496
Credit Agricole SA (France),
Sr. Non-Preferred Notes, 144A
6.316%(ff)	10/03/29(a)	3,085	3,238,932
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes
5.000%	07/09/27	1,600	1,600,136
7.500%	02/15/28	2,250	2,462,097
Danske Bank A/S (Denmark),
Sr. Non-Preferred Notes, 144A
1.621%(ff)	09/11/26	275	256,531
4.298%(ff)	04/01/28(a)	1,299	1,256,185
Sr. Preferred Notes, 144A, MTN
6.259%(ff)	09/22/26	1,220	1,239,882
Deutsche Bank AG (Germany),
Sr. Non-Preferred Notes
2.129%(ff)	11/24/26	952	890,511
2.311%(ff)	11/16/27	2,723	2,485,881
6.819%(ff)	11/20/29	4,785	5,031,323

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
7.146%(ff)	07/13/27	1,095	$1,139,633
DNB Bank ASA (Norway),
Sr. Non-Preferred Notes, 144A
5.896%(ff)	10/09/26(a)	2,238	2,260,377
Federation des Caisses Desjardins du Quebec (Canada),
Sr. Unsec’d. Notes, 144A
5.700%	03/14/28	1,000	1,028,728
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series R
4.950%(ff)	02/10/25(a)(oo)	770	737,925
Sr. Unsec’d. Notes
1.431%(ff)	03/09/27	1,340	1,235,272
1.542%(ff)	09/10/27	6,038	5,476,717
1.948%(ff)	10/21/27	966	883,714
2.640%(ff)	02/24/28	2,020	1,872,744
3.615%(ff)	03/15/28	2,839	2,720,348
4.017%(ff)	10/31/38	1,483	1,294,558
6.484%(ff)	10/24/29	12,785	13,567,975
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
1.645%(ff)	04/18/26	1,169	1,111,285
2.206%(ff)	08/17/29	2,322	2,025,843
2.251%(ff)	11/22/27	1,550	1,421,941
4.292%(ff)	09/12/26	1,178	1,153,662
5.887%(ff)	08/14/27	3,910	3,969,137
6.161%(ff)	03/09/29	6,065	6,259,007
6.254%(ff)	03/09/34(a)	1,815	1,917,955
7.390%(ff)	11/03/28	1,900	2,032,972
Intesa Sanpaolo SpA (Italy),
Sr. Preferred Notes, 144A
6.625%	06/20/33	4,320	4,412,835
7.200%	11/28/33	2,895	3,081,142
Sub. Notes, 144A
4.950%(ff)	06/01/42	538	381,982
KeyBank NA,
Sub. Notes
3.900%	04/13/29(a)	1,500	1,314,736
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
1.538%(ff)	07/20/27	2,164	1,976,671
Morgan Stanley,
Sr. Unsec’d. Notes
0.985%(ff)	12/10/26	405	372,738
1.593%(ff)	05/04/27	3,907	3,598,911
5.449%(ff)	07/20/29	3,440	3,505,098
6.407%(ff)	11/01/29	2,500	2,651,333
6.627%(ff)	11/01/34(a)	2,400	2,659,053
Sr. Unsec’d. Notes, GMTN
1.512%(ff)	07/20/27	583	532,715
2.239%(ff)	07/21/32(a)	319	260,662
2.699%(ff)	01/22/31	2,742	2,401,908
Sr. Unsec’d. Notes, MTN
1.164%(ff)	10/21/25	1,173	1,129,429
1.794%(ff)	02/13/32	1,224	976,645
1.928%(ff)	04/28/32	595	478,078
2.511%(ff)	10/20/32	581	481,868
3.622%(ff)	04/01/31	2,500	2,303,712

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
5.250%(ff)	04/21/34	640	$639,339
5.424%(ff)	07/21/34	1,430	1,449,999
Sub. Notes
2.484%(ff)	09/16/36	1,752	1,390,687
5.948%(ff)	01/19/38	1,220	1,235,348
National Australia Bank Ltd. (Australia),
Sub. Notes, 144A, MTN
2.332%	08/21/30	2,252	1,829,199
NatWest Group PLC (United Kingdom),
Jr. Sub. Notes
6.000%(ff)	12/29/25(oo)	1,390	1,344,825
Sr. Unsec’d. Notes
3.073%(ff)	05/22/28	2,105	1,953,575
5.808%(ff)	09/13/29	2,065	2,109,888
Nordea Bank Abp (Finland),
Sub. Notes, 144A
4.625%(ff)	09/13/33	1,375	1,291,191
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
6.875%(ff)	10/20/34	1,555	1,726,855
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN
5.200%	07/20/26	3,235	3,271,386
Sr. Unsec’d. Notes, MTN
6.000%	11/01/27	1,412	1,480,504
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
6.833%(ff)	11/21/26	2,577	2,625,007
Societe Generale SA (France),
Gtd. Notes, 144A
2.797%(ff)	01/19/28	2,209	2,049,152
Sr. Non-Preferred Notes, 144A, MTN
1.792%(ff)	06/09/27	4,021	3,656,731
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
6.750%(ff)	02/08/28(a)	920	947,747
7.018%(ff)	02/08/30	3,630	3,830,340
Svenska Handelsbanken AB (Sweden),
Sr. Non-Preferred Notes, 144A
5.500%	06/15/28(a)	1,425	1,449,665
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
5.122%(ff)	01/26/34	2,255	2,183,380
5.867%(ff)	06/08/34	660	673,470
6.123%(ff)	10/28/33	275	285,121
UBS Group AG (Switzerland),
Jr. Sub. Notes, 144A
9.250%(ff)	11/13/28(oo)	390	418,763
9.250%(ff)	11/13/33(oo)	395	437,956
Sr. Unsec’d. Notes, 144A
1.305%(ff)	02/02/27	2,000	1,830,000
2.193%(ff)	06/05/26	250	237,500
6.327%(ff)	12/22/27	3,000	3,085,304
UniCredit SpA (Italy),
Sr. Preferred Notes, 144A
1.982%(ff)	06/03/27	544	497,764
3.127%(ff)	06/03/32	2,510	2,110,329

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Wells Fargo & Co.,
Jr. Sub. Notes, Series BB
3.900%(ff)	03/15/26(oo)	910	$840,656
Sr. Unsec’d. Notes
5.389%(ff)	04/24/34	3,690	3,703,157
6.491%(ff)	10/23/34	4,905	5,341,985
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28	2,176	1,992,886
3.526%(ff)	03/24/28	458	437,094
3.584%(ff)	05/22/28	1,363	1,298,698
4.808%(ff)	07/25/28	1,317	1,308,178
5.557%(ff)	07/25/34	2,535	2,583,306
5.574%(ff)	07/25/29	5,590	5,706,909

			297,558,702

Beverages — 0.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36	3,878	3,870,396
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36(a)	1,115	1,114,642
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.375%	04/15/38	2,190	2,080,369
5.550%	01/23/49	137	147,756
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
2.500%	06/01/40	45	34,047
Constellation Brands, Inc.,
Gtd. Notes
3.150%	08/01/29	198	184,178
PepsiCo, Inc.,
Sr. Unsec’d. Notes
4.650%	02/15/53	820	814,703
Pernod Ricard International Finance LLC,
Gtd. Notes, 144A
1.625%	04/01/31	1,341	1,082,102

			9,328,193

Biotechnology — 0.8%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.450%	02/21/30	1,926	1,707,820
2.800%	08/15/41	717	522,078
4.200%	02/22/52	1,656	1,400,905
4.663%	06/15/51	740	674,446
4.875%	03/01/53	725	678,808
5.250%	03/02/33	1,200	1,229,934
5.650%	03/02/53	1,645	1,734,125
Biogen, Inc.,
Sr. Unsec’d. Notes
2.250%	05/01/30	7,625	6,509,505
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.600%	10/01/40	1,017	749,228

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Biotechnology (cont’d.)
4.600%	09/01/35	1,495	$1,479,125
5.250%	10/15/33	2,470	2,577,774
5.550%	10/15/53	2,220	2,407,976
Regeneron Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
1.750%	09/15/30	1,537	1,263,753
Royalty Pharma PLC,
Gtd. Notes
2.200%	09/02/30	2,000	1,671,783

			24,607,260

Building Materials — 0.0%
Mohawk Industries, Inc.,
Sr. Unsec’d. Notes
5.850%	09/18/28(a)	1,105	1,145,388

Chemicals — 0.3%
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes, 144A
7.250%	02/13/33	729	606,893
Celanese US Holdings LLC,
Gtd. Notes
6.350%	11/15/28(a)	850	891,271
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43	887	813,358
5.150%	03/15/34	2,180	2,160,875
Eastman Chemical Co.,
Sr. Unsec’d. Notes
5.750%	03/08/33(a)	1,665	1,729,124
LYB International Finance III LLC,
Gtd. Notes
3.625%	04/01/51	1,250	912,585
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
5.950%	11/07/25	487	495,189
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
2.950%	08/15/29	845	782,926
3.450%	08/01/25	1,190	1,158,557
Westlake Corp.,
Sr. Unsec’d. Notes
3.125%	08/15/51	386	256,149

			9,806,927

Commercial Services — 0.3%
DP World Crescent Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
3.750%	01/30/30	270	253,449
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.900%	05/15/30	511	449,059
3.200%	08/15/29	6,989	6,335,810
S&P Global, Inc.,
Gtd. Notes
2.300%	08/15/60	51	30,640
Gtd. Notes, 144A
5.250%	09/15/33(a)	540	564,994

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Trustees of Boston University,
Sec’d. Notes, Series EE
3.173%	10/01/50	570	$415,348
University of Chicago (The),
Unsec’d. Notes
3.000%	10/01/52	664	480,346
5.420%	10/01/30	145	146,625
University of Miami,
Sr. Unsec’d. Notes, Series 2022
4.063%	04/01/52	955	815,816

			9,492,087

Computers — 0.2%
Apple, Inc.,
Sr. Unsec’d. Notes
2.700%	08/05/51	1,350	930,459
2.800%	02/08/61	831	566,252
2.850%	08/05/61	103	70,514
Leidos, Inc.,
Gtd. Notes
2.300%	02/15/31	1,409	1,178,493
4.375%	05/15/30	4,000	3,827,053
5.750%	03/15/33	985	1,025,211

			7,597,982

Cosmetics/Personal Care — 0.1%
Haleon US Capital LLC,
Gtd. Notes
3.375%	03/24/27	1,112	1,070,152
Kenvue, Inc.,
Gtd. Notes
5.050%	03/22/28	840	860,667
5.200%	03/22/63	763	798,430

			2,729,249

Diversified Financial Services — 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
2.450%	10/29/26	2,298	2,125,124
3.000%	10/29/28	1,082	983,807
3.300%	01/30/32	2,598	2,250,993
6.100%	01/15/27(a)	900	918,810
Air Lease Corp.,
Sr. Unsec’d. Notes
5.850%	12/15/27	900	923,616
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
2.875%	02/15/25	780	751,269
4.250%	04/15/26	3,289	3,179,212
4.375%	05/01/26	765	739,930
6.375%	05/04/28	1,070	1,088,938
Sr. Unsec’d. Notes, 144A
2.750%	02/21/28	7,275	6,460,402
5.500%	01/15/26	1,118	1,109,330
GTP Acquisition Partners I LLC,
Sr. Sec’d. Notes, 144A
3.482%	06/15/50	380	369,432

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
4.000%	09/15/27	1,360	$1,336,000
4.350%	06/15/29	806	802,773
Nasdaq, Inc.,
Sr. Unsec’d. Notes
5.350%	06/28/28	600	617,842
5.550%	02/15/34	2,279	2,371,797

			26,029,275

Electric — 3.3%
AES Corp. (The),
Sr. Unsec’d. Notes
5.450%	06/01/28	3,144	3,193,213
Sr. Unsec’d. Notes, 144A
3.300%	07/15/25	925	891,815
Alliant Energy Finance LLC,
Gtd. Notes, 144A
1.400%	03/15/26	35	31,890
5.950%	03/30/29	2,344	2,438,054
Ameren Corp.,
Sr. Unsec’d. Notes
3.500%	01/15/31	66	60,179
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
4.600%	05/01/53(a)	725	647,049
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
2.950%	03/01/30	2,437	2,162,422
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A
4.677%	02/09/51	1,039	728,923
Commonwealth Edison Co.,
First Mortgage
3.650%	06/15/46	19	15,037
3.700%	03/01/45	9	7,279
4.700%	01/15/44	57	53,120
First Mortgage, Series 130
3.125%	03/15/51	534	378,716
Constellation Energy Generation LLC,
Sr. Unsec’d. Notes
5.600%	03/01/28	830	854,859
5.600%	06/15/42	591	591,285
5.800%	03/01/33	1,440	1,516,589
6.500%	10/01/53	2,235	2,525,528
DTE Energy Co.,
Sr. Unsec’d. Notes
4.875%	06/01/28(a)	769	775,556
Duke Energy Carolinas LLC,
First Ref. Mortgage
4.000%	09/30/42	529	452,249
Duke Energy Florida LLC,
First Mortgage
1.750%	06/15/30	609	508,701
5.875%	11/15/33	2,000	2,156,918

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Duke Energy Indiana LLC,
First Mortgage
2.750%	04/01/50	1,794	$1,162,765
3.750%	05/15/46	22	17,579
5.400%	04/01/53	195	198,796
Duke Energy Ohio, Inc.,
First Mortgage
4.300%	02/01/49	20	17,025
5.250%	04/01/33	300	309,425
5.650%	04/01/53	111	116,899
Duke Energy Progress LLC,
First Mortgage
2.900%	08/15/51(a)	371	250,696
4.375%	03/30/44	355	315,221
5.250%	03/15/33	610	630,426
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
3.616%	08/01/27	324	302,199
EDP Finance BV (Portugal),
Gtd. Notes, 144A
6.300%	10/11/27	216	226,303
Electricite de France SA (France),
Sr. Unsec’d. Notes, 144A
5.700%	05/23/28	810	836,697
6.250%	05/23/33	1,030	1,107,140
6.900%	05/23/53	2,725	3,097,972
Emera US Finance LP (Canada),
Gtd. Notes
2.639%	06/15/31	1,605	1,317,069
3.550%	06/15/26	650	625,857
4.750%	06/15/46	495	407,004
Enel Finance America LLC (Italy),
Gtd. Notes, 144A
2.875%	07/12/41	800	542,883
Enel Finance International NV (Italy),
Gtd. Notes, 144A
1.875%	07/12/28	3,923	3,412,099
2.250%	07/12/31	1,383	1,122,582
3.500%	04/06/28	770	720,331
Sr. Unsec’d. Notes, 144A
5.000%	06/15/32	3,052	2,951,870
Entergy Arkansas LLC,
First Mortgage
4.950%	12/15/44	44	40,457
Entergy Louisiana LLC,
First Mortgage
1.600%	12/15/30	591	473,614
2.900%	03/15/51	414	276,313
Entergy Mississippi LLC,
First Mortgage
3.500%	06/01/51	473	352,529
Entergy Texas, Inc.,
First Mortgage
1.500%	09/01/26	369	330,436
3.450%	12/01/27	36	33,531
5.000%	09/15/52	1,682	1,604,724

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Evergy, Inc.,
Sr. Unsec’d. Notes
2.900%	09/15/29	5	$4,525
Eversource Energy,
Sr. Unsec’d. Notes
5.450%	03/01/28	1,355	1,393,830
Exelon Corp.,
Sr. Unsec’d. Notes
5.600%	03/15/53	1,315	1,338,002
Fells Point Funding Trust,
Sr. Unsec’d. Notes, 144A
3.046%	01/31/27(a)	3,777	3,561,452
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.550%	04/01/49	1,616	1,398,775
Florida Power & Light Co.,
First Mortgage
4.050%	06/01/42	54	47,866
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes
3.055%	10/04/26	514	487,055
ITC Holdings Corp.,
Sr. Unsec’d. Notes, 144A
2.950%	05/14/30	4,384	3,860,992
5.400%	06/01/33	2,300	2,352,132
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes, 144A
2.750%	03/01/32	4,000	3,392,325
4.300%	01/15/26	332	324,928
Louisville Gas & Electric Co.,
First Mortgage
4.650%	11/15/43	28	24,694
Massachusetts Electric Co.,
Sr. Unsec’d. Notes, 144A
1.729%	11/24/30(a)	749	593,681
Monongahela Power Co.,
First Mortgage, 144A
3.550%	05/15/27	1,272	1,212,825
5.400%	12/15/43	1,000	978,796
5.850%	02/15/34	1,190	1,249,667
Niagara Mohawk Power Corp.,
Sr. Unsec’d. Notes, 144A
4.278%	12/15/28	600	574,359
Ohio Power Co.,
Sr. Unsec’d. Notes, Series R
2.900%	10/01/51	862	585,424
Pacific Gas & Electric Co.,
First Mortgage
2.500%	02/01/31	501	413,812
4.450%	04/15/42	619	496,701
4.500%	07/01/40	1,347	1,137,844
4.600%	06/15/43	773	636,138
6.100%	01/15/29	1,310	1,354,844
6.150%	01/15/33	587	608,552
6.400%	06/15/33	3,910	4,117,070

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
PacifiCorp,
First Mortgage
2.900%	06/15/52	1,091	$702,459
3.300%	03/15/51	389	270,292
PECO Energy Co.,
First Mortgage
2.800%	06/15/50	875	597,288
First Ref. Mortgage
5.950%	10/01/36	1,000	1,087,944
Public Service Co. of Colorado,
First Mortgage
4.300%	03/15/44	737	637,062
5.250%	04/01/53	321	320,146
First Mortgage, Series 36
2.700%	01/15/51	428	270,910
First Mortgage, Series 39
4.500%	06/01/52	462	404,578
Public Service Electric & Gas Co.,
First Mortgage, MTN
2.050%	08/01/50	297	173,395
2.700%	05/01/50	261	179,227
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
5.850%	11/15/27	2,893	3,012,991
Puget Energy, Inc.,
Sr. Sec’d. Notes
2.379%	06/15/28	609	543,652
San Diego Gas & Electric Co.,
First Mortgage
4.950%	08/15/28	1,070	1,092,260
5.350%	04/01/53	1,830	1,859,171
6.000%	06/01/26	19	19,537
First Mortgage, Series UUU
3.320%	04/15/50	48	34,299
Sempra,
Sr. Unsec’d. Notes
5.400%	08/01/26	2,065	2,092,708
Southern California Edison Co.,
First Mortgage
3.650%	02/01/50	37	28,681
5.700%	03/01/53(a)	300	315,996
5.850%	11/01/27	851	888,875
5.875%	12/01/53(a)	1,750	1,889,378
First Mortgage, Series 20A
2.950%	02/01/51	199	135,537
First Mortgage, Series A
4.200%	03/01/29	1,742	1,707,465
First Ref. Mortgage, Series B
3.650%	03/01/28	1,347	1,291,553
First Ref. Mortgage, Series C
3.600%	02/01/45	485	376,193
Southern Power Co.,
Sr. Unsec’d. Notes
5.250%	07/15/43	650	615,077
Sr. Unsec’d. Notes, Series F
4.950%	12/15/46	2,228	2,001,985

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Southwestern Electric Power Co.,
Sr. Unsec’d. Notes, Series J
3.900%	04/01/45	246	$189,860
Tucson Electric Power Co.,
Sr. Unsec’d. Notes
1.500%	08/01/30	504	411,216
4.850%	12/01/48	23	20,984
Union Electric Co.,
First Mortgage
2.150%	03/15/32	945	783,247
3.900%	04/01/52	235	194,175
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
2.450%	12/15/50	1,827	1,126,296
5.700%	08/15/53(a)	760	807,144
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	2,119	2,086,961
4.300%	07/15/29	1,297	1,219,503
4.875%	05/13/24	1,160	1,155,692
6.950%	10/15/33	2,660	2,796,251

			108,276,101

Electronics — 0.1%
Amphenol Corp.,
Sr. Unsec’d. Notes
2.200%	09/15/31	1,715	1,444,147
Honeywell International, Inc.,
Sr. Unsec’d. Notes
5.000%	02/15/33	576	602,940

			2,047,087

Entertainment — 0.2%
Warnermedia Holdings, Inc.,
Gtd. Notes
4.279%	03/15/32	2,954	2,702,514
5.050%	03/15/42(a)	4,800	4,232,061
5.141%	03/15/52	268	230,598

			7,165,173

Environmental Control — 0.1%
Veralto Corp.,
Gtd. Notes, 144A
5.350%	09/18/28	1,390	1,424,756
5.450%	09/18/33	1,580	1,639,254

			3,064,010

Foods — 0.6%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
4.875%	02/15/30	1,750	1,676,248
5.875%	02/15/28	936	935,283
Bimbo Bakeries USA, Inc. (Mexico),
Gtd. Notes, 144A
4.000%	05/17/51	200	158,580

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)

CORPORATE BONDS (continued)
Foods (cont’d.)
Grupo Bimbo SAB de CV (Mexico),
Gtd. Notes, 144A
4.700%	11/10/47	385	$340,725
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg Sarl,
Gtd. Notes, 144A
6.750%	03/15/34	1,510	1,592,241
Sr. Unsec’d. Notes, 144A
7.250%	11/15/53	2,169	2,353,646
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes
4.375%	02/02/52	262	193,955
Kraft Heinz Foods Co.,
Gtd. Notes
4.625%	10/01/39	2,440	2,277,150
Kroger Co. (The),
Sr. Unsec’d. Notes
4.450%	02/01/47	16	14,181
Nestle Holdings, Inc.,
Gtd. Notes, 144A
4.850%	03/14/33	1,650	1,692,424
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes, 144A
3.000%	10/15/30	4,738	3,895,010
Sysco Corp.,
Gtd. Notes
5.750%	01/17/29	3,130	3,265,034

			18,394,477

Gas — 0.3%
Atmos Energy Corp.,
Sr. Unsec’d. Notes
3.000%	06/15/27	27	25,740
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.001%	08/01/29(a)	487	436,141
4.487%	02/15/42	15	12,784
NiSource, Inc.,
Sr. Unsec’d. Notes
3.600%	05/01/30	1,540	1,436,807
5.800%	02/01/42	207	201,809
5.950%	06/15/41	1,000	1,043,124
Southern Co. Gas Capital Corp.,
Gtd. Notes
5.150%	09/15/32	2,824	2,863,385
5.750%	09/15/33	1,620	1,702,804
Gtd. Notes, Series 20-A
1.750%	01/15/31	633	516,951
Gtd. Notes, Series 21A
3.150%	09/30/51	1,218	822,345

			9,061,890

Hand/Machine Tools — 0.1%
Regal Rexnord Corp.,
Gtd. Notes, 144A
6.050%	04/15/28	2,460	2,492,981
6.400%	04/15/33	622	649,560

			3,142,541

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)

CORPORATE BONDS (continued)
Healthcare-Products — 0.4%
Alcon Finance Corp. (Switzerland),
Gtd. Notes, 144A
3.000%	09/23/29	585	$531,481
Baxter International, Inc.,
Sr. Unsec’d. Notes
2.272%	12/01/28	1,500	1,344,247
2.539%	02/01/32(a)	6,508	5,460,563
Danaher Corp.,
Sr. Unsec’d. Notes
2.800%	12/10/51(a)	465	322,766
Medtronic Global Holdings SCA,
Gtd. Notes
4.250%	03/30/28	1,530	1,520,524
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
5.000%	01/31/29	1,545	1,586,439
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes
2.600%	11/24/31	304	260,044
5.350%	12/01/28	1,265	1,303,298

			12,329,362

Healthcare-Services — 1.2%
Aetna, Inc.,
Sr. Unsec’d. Notes
3.875%	08/15/47	1,647	1,290,247
4.125%	11/15/42	281	233,692
6.750%	12/15/37	2,200	2,471,697
Banner Health,
Unsec’d. Notes
2.338%	01/01/30	882	764,945
Baylor Scott & White Holdings,
Unsec’d. Notes, Series 2021
1.777%	11/15/30	307	254,536
Elevance Health, Inc.,
Sr. Unsec’d. Notes
4.625%	05/15/42	37	34,534
6.100%	10/15/52	1,485	1,688,607
HCA, Inc.,
Gtd. Notes
3.625%	03/15/32(a)	1,130	1,010,799
4.125%	06/15/29	1,983	1,897,533
4.500%	02/15/27	1,804	1,785,335
4.625%	03/15/52	1,810	1,544,719
5.200%	06/01/28(a)	2,370	2,393,492
5.500%	06/15/47	318	306,175
5.625%	09/01/28	1,994	2,040,660
5.875%	02/15/26	375	378,492
5.875%	02/01/29	2,860	2,950,830
Iowa Health System,
Unsec’d. Notes, Series 2020
3.665%	02/15/50(a)	794	601,380
New York & Presbyterian Hospital (The),
Unsec’d. Notes
2.256%	08/01/40	268	184,940

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
OhioHealth Corp.,
Sec’d. Notes
2.297%	11/15/31	910	$761,682
Piedmont Healthcare, Inc.,
Sec’d. Notes, Series 2032
2.044%	01/01/32	1,110	902,189
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
6.400%	11/30/33	795	883,091
Roche Holdings, Inc.,
Gtd. Notes, 144A
2.607%	12/13/51	1,360	916,437
5.338%	11/13/28	1,870	1,941,225
5.489%	11/13/30	3,920	4,136,506
5.593%	11/13/33	1,545	1,664,314
Stanford Health Care,
Unsec’d. Notes, Series 2020
3.310%	08/15/30	220	201,817
Sutter Health,
Unsec’d. Notes, Series 20A
2.294%	08/15/30	152	129,672
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.750%	05/15/40	2,169	1,644,446
2.900%	05/15/50	591	414,600
3.050%	05/15/41	405	317,024
3.250%	05/15/51	577	438,452
3.500%	08/15/39(a)	841	715,192
4.625%	07/15/35	15	15,093
6.050%	02/15/63	700	809,432
West Virginia United Health System Obligated Group,
Sec’d. Notes, Series 2020
3.129%	06/01/50	689	454,961

			38,178,746

Home Builders — 0.1%
MDC Holdings, Inc.,
Gtd. Notes
2.500%	01/15/31	447	366,635
Toll Brothers Finance Corp.,
Gtd. Notes
3.800%	11/01/29	836	783,040
4.350%	02/15/28	1,095	1,070,098

			2,219,773

Insurance — 0.6%
American International Group, Inc.,
Sr. Unsec’d. Notes
4.375%	06/30/50	38	33,997
Berkshire Hathaway Finance Corp.,
Gtd. Notes
3.850%	03/15/52	1,354	1,135,987
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes
3.650%	04/05/27	884	851,306

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Great-West Lifeco Finance 2018 LP (Canada),
Gtd. Notes, 144A
4.047%	05/17/28(a)	332	$323,088
Manulife Financial Corp. (Canada),
Sub. Notes
4.061%(ff)	02/24/32	483	454,542
MetLife, Inc.,
Sr. Unsec’d. Notes
4.125%	08/13/42	46	40,839
Metropolitan Life Global Funding I,
Sec’d. Notes, 144A
4.400%	06/30/27	1,600	1,573,052
Sr. Sec’d. Notes, 144A
2.950%	04/09/30	675	600,374
Sr. Sec’d. Notes, 144A, MTN
5.150%	03/28/33	2,875	2,925,650
Nationwide Mutual Insurance Co.,
Sub. Notes, 144A
4.350%	04/30/50	334	268,708
New York Life Global Funding,
Sec’d. Notes, 144A
1.200%	08/07/30	875	701,963
Sr. Sec’d. Notes, 144A
1.850%	08/01/31	931	750,468
New York Life Insurance Co.,
Sub. Notes, 144A
3.750%	05/15/50	608	489,628
4.450%	05/15/69	229	196,853
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
3.850%	09/30/47	678	547,029
6.063%	03/30/40	610	653,135
Pine Street Trust I,
Sr. Unsec’d. Notes, 144A
4.572%	02/15/29	2,289	2,183,816
Protective Life Global Funding,
Sec’d. Notes, 144A
4.714%	07/06/27(a)	1,624	1,615,818
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
3.300%	05/15/50	850	626,577
4.375%(ff)	09/15/54	275	270,522
6.850%	12/16/39	1,706	1,969,779

			18,213,131

Internet — 0.3%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.500%	06/03/50	753	501,677
2.700%	06/03/60	330	218,671
3.100%	05/12/51	582	435,001
3.600%	04/13/32(a)	1,311	1,247,982
3.875%	08/22/37	2,143	1,989,037
3.950%	04/13/52	419	367,292
Meta Platforms, Inc.,
Sr. Unsec’d. Notes
4.450%	08/15/52	1,270	1,168,640

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Internet (cont’d.)
5.600%	05/15/53	586	$636,210
5.750%	05/15/63	450	493,290
Netflix, Inc.,
Sr. Unsec’d. Notes
4.875%	04/15/28	1,052	1,064,843
Sr. Unsec’d. Notes, 144A
4.875%	06/15/30	510	515,738
5.375%	11/15/29	2,525	2,607,844

			11,246,225

Investment Companies — 0.0%
Huarong Finance 2019 Co. Ltd. (China),
Gtd. Notes, EMTN
3.750%	05/29/24	290	285,659
Huarong Finance II Co. Ltd. (China),
Gtd. Notes, EMTN
4.625%	06/03/26	340	322,575
4.875%	11/22/26	200	189,375
5.500%	01/16/25	200	196,812

			994,421

Iron/Steel — 0.0%
Vale Overseas Ltd. (Brazil),
Gtd. Notes
6.125%	06/12/33	465	479,415

Lodging — 0.1%
Marriott International, Inc.,
Sr. Unsec’d. Notes
5.450%	09/15/26(a)	1,280	1,302,352
5.550%	10/15/28	1,915	1,975,000

			3,277,352

Media — 0.9%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.250%	01/15/29	1,394	1,210,223
3.500%	06/01/41	4,664	3,297,479
3.500%	03/01/42	781	545,171
3.700%	04/01/51	1,539	1,002,319
4.908%	07/23/25	1,963	1,944,685
6.384%	10/23/35	182	184,787
6.650%	02/01/34	3,165	3,343,885
Comcast Corp.,
Gtd. Notes
1.950%	01/15/31	1,500	1,265,288
2.650%	02/01/30	4,165	3,747,458
2.800%	01/15/51	310	206,641
2.887%	11/01/51	1,770	1,198,659
2.937%	11/01/56	4,420	2,913,526
3.200%	07/15/36	412	346,651
3.300%	02/01/27	572	552,186
3.750%	04/01/40	1,534	1,319,821
4.800%	05/15/33(a)	457	462,752
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
4.800%	02/01/35	548	514,961

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Discovery Communications LLC,
Gtd. Notes
3.625%	05/15/30	7	$6,353
3.950%	03/20/28	1,618	1,541,177
4.950%	05/15/42	9	7,355
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.500%	09/15/42	845	667,548
5.500%	09/01/41	53	46,519
5.875%	11/15/40	1,261	1,147,069
6.550%	05/01/37	1,000	985,955
Walt Disney Co. (The),
Gtd. Notes
3.500%	05/13/40	542	457,329

			28,915,797

Mining — 0.4%
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
2.625%	09/10/30	200	170,224
3.625%	09/11/24	220	216,102
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
5.250%	09/08/30	1,335	1,378,864
5.250%	09/08/33	975	1,008,628
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes
3.150%	01/14/30	270	240,469
Freeport-McMoRan, Inc.,
Gtd. Notes
4.125%	03/01/28	457	438,254
4.625%	08/01/30	1,215	1,187,785
5.400%	11/14/34	1,480	1,490,395
Glencore Funding LLC (Australia),
Gtd. Notes, 144A
5.400%	05/08/28	1,700	1,725,962
6.125%	10/06/28(a)	1,410	1,478,929
6.375%	10/06/30(a)	1,420	1,526,316
Newmont Corp./Newcrest Finance Pty Ltd.,
Gtd. Notes, 144A
3.250%	05/13/30	2,034	1,831,778
4.200%	05/13/50	860	739,730

			13,433,436

Miscellaneous Manufacturing — 0.1%
GE Capital Funding LLC,
Gtd. Notes
4.550%	05/15/32	2,116	2,075,731

Oil & Gas — 1.3%
Aker BP ASA (Norway),
Gtd. Notes, 144A
3.100%	07/15/31	1,583	1,353,071
Sr. Unsec’d. Notes, 144A
5.600%	06/13/28	2,555	2,594,733
6.000%	06/13/33	2,025	2,101,939

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
BP Capital Markets America, Inc.,
Gtd. Notes
2.721%	01/12/32(a)	2,866	$2,500,292
2.772%	11/10/50	494	330,992
2.939%	06/04/51	197	136,578
4.812%	02/13/33	875	883,005
4.893%	09/11/33	1,000	1,017,941
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
4.875%(ff)	03/22/30(a)(oo)	3,162	2,972,280
Chesapeake Energy Corp.,
Gtd. Notes, 144A
5.875%	02/01/29	1,617	1,586,139
6.750%	04/15/29	2,365	2,374,356
ConocoPhillips Co.,
Gtd. Notes
4.025%	03/15/62	552	449,056
5.050%	09/15/33(a)	521	536,070
5.700%	09/15/63	1,410	1,525,483
Continental Resources, Inc.,
Gtd. Notes, 144A
2.268%	11/15/26	802	738,384
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/30	632	606,991
Diamondback Energy, Inc.,
Gtd. Notes
6.250%	03/15/33	2,425	2,596,167
Eni SpA (Italy),
Sr. Unsec’d. Notes, 144A
4.250%	05/09/29(a)	657	632,381
5.700%	10/01/40	525	500,935
EQT Corp.,
Sr. Unsec’d. Notes, 144A
3.125%	05/15/26	730	692,712
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.995%	08/16/39	49	39,367
4.227%	03/19/40	193	179,245
Hess Corp.,
Sr. Unsec’d. Notes
5.600%	02/15/41	930	976,882
6.000%	01/15/40	1,747	1,899,931
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
3.500%	08/15/29(a)	1,535	1,371,739
4.625%	06/15/45	1,310	1,030,479
Ovintiv, Inc.,
Gtd. Notes
6.500%	02/01/38	139	143,493
Petroleos Mexicanos (Mexico),
Gtd. Notes
6.500%	03/13/27	691	642,198
Phillips 66 Co.,
Gtd. Notes
3.150%	12/15/29	3,120	2,871,344

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.900%	08/15/30	2,495	$2,120,441
2.150%	01/15/31	1,225	1,042,861
Santos Finance Ltd. (Australia),
Gtd. Notes, 144A
3.649%	04/29/31	1,833	1,588,527
6.875%	09/19/33	2,130	2,253,665
Shell International Finance BV (Netherlands),
Gtd. Notes
4.550%	08/12/43	18	17,014
Southwestern Energy Co.,
Gtd. Notes
5.375%	02/01/29	202	196,685
TotalEnergies Capital International SA (France),
Gtd. Notes
2.986%	06/29/41	1,649	1,280,947

			43,784,323

Packaging & Containers — 0.0%
Packaging Corp. of America,
Sr. Unsec’d. Notes
5.700%	12/01/33	1,260	1,326,631

Pharmaceuticals — 0.9%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.050%	11/21/39	3,454	3,123,715
4.250%	11/21/49	1,668	1,488,657
4.400%	11/06/42	605	561,845
4.500%	05/14/35	773	756,026
4.625%	10/01/42	1,260	1,195,129
4.750%	03/15/45	53	50,967
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.350%	11/13/40	758	529,121
2.550%	11/13/50	49	31,055
6.250%	11/15/53	2,135	2,445,842
6.400%	11/15/63	370	429,856
Cencora, Inc.,
Sr. Unsec’d. Notes
2.700%	03/15/31	2,262	1,983,550
2.800%	05/15/30	1,742	1,563,173
CVS Health Corp.,
Sr. Unsec’d. Notes
2.700%	08/21/40	1,937	1,384,266
3.250%	08/15/29	307	285,867
4.780%	03/25/38	2,847	2,691,309
5.875%	06/01/53	1,980	2,086,144
CVS Pass-Through Trust,
Pass-Through Certificates, 144A
4.704%	01/10/36	417	388,920
Eli Lilly & Co.,
Sr. Unsec’d. Notes
4.950%	02/27/63	245	254,405
Merck & Co., Inc.,
Sr. Unsec’d. Notes
5.000%	05/17/53	280	288,285

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
5.150%	05/17/63	385	$402,688
Pfizer Investment Enterprises Pte Ltd.,
Gtd. Notes
4.750%	05/19/33	737	736,465
5.300%	05/19/53(a)	387	393,389
5.340%	05/19/63	480	481,697
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
3.025%	07/09/40	1,180	905,430
5.000%	11/26/28	1,217	1,233,770
Zoetis, Inc.,
Sr. Unsec’d. Notes
2.000%	05/15/30(a)	3,084	2,657,689

			28,349,260

Pipelines — 1.3%
Cheniere Energy Partners LP,
Gtd. Notes
3.250%	01/31/32	4,944	4,213,567
4.500%	10/01/29	2,235	2,134,944
Columbia Pipelines Holding Co. LLC,
Sr. Unsec’d. Notes, 144A
6.042%	08/15/28	401	414,241
Columbia Pipelines Operating Co. LLC,
Sr. Unsec’d. Notes, 144A
5.927%	08/15/30	515	532,921
6.036%	11/15/33	1,860	1,949,907
6.497%	08/15/43	1,300	1,394,692
6.714%	08/15/63	420	464,013
Enbridge, Inc. (Canada),
Sub. Notes, Series NC5
8.250%(ff)	01/15/84	1,690	1,736,475
Energy Transfer LP,
Gtd. Notes, 144A
5.625%	05/01/27	1,365	1,362,592
6.000%	02/01/29	3,733	3,762,127
7.375%	02/01/31	3,770	3,961,305
Sr. Unsec’d. Notes
5.750%	02/15/33	1,390	1,436,378
6.400%	12/01/30	1,060	1,133,933
6.550%	12/01/33	2,850	3,095,479
Sr. Unsec’d. Notes, Series 20Y
5.800%	06/15/38	583	585,701
Enterprise Products Operating LLC,
Gtd. Notes, Series H
6.650%	10/15/34	965	1,104,846
Flex Intermediate Holdco LLC,
Sr. Sec’d. Notes, 144A
3.363%	06/30/31	719	590,077
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
Sr. Sec’d. Notes, 144A
2.625%	03/31/36	400	329,500
Hess Midstream Operations LP,
Gtd. Notes, 144A
4.250%	02/15/30	424	391,938
5.500%	10/15/30	2,390	2,325,532

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Kinder Morgan Energy Partners LP,
Gtd. Notes
5.000%	08/15/42	905	$815,407
Kinder Morgan, Inc.,
Gtd. Notes
3.250%	08/01/50	197	132,130
MPLX LP,
Sr. Unsec’d. Notes
5.650%	03/01/53	640	632,390
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
4.875%	08/15/27(a)	972	951,239
Northern Natural Gas Co.,
Sr. Unsec’d. Notes, 144A
3.400%	10/16/51	500	351,888
ONEOK, Inc.,
Gtd. Notes
6.100%	11/15/32	306	325,160
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28	1,475	1,445,028
4.500%	05/15/30	2,169	2,122,851
5.000%	03/15/27	905	908,844
TC PipeLines LP,
Sr. Unsec’d. Notes
4.375%	03/13/25	55	54,320
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
5.300%	08/15/28	2,840	2,907,671

			43,567,096

Real Estate Investment Trusts (REITs) — 1.2%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
5.150%	04/15/53	295	285,389
American Tower Corp.,
Sr. Unsec’d. Notes
2.750%	01/15/27(a)	1,537	1,441,041
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
2.250%	04/01/28	211	187,380
Corporate Office Properties LP,
Gtd. Notes
2.000%	01/15/29	21	17,439
2.750%	04/15/31	626	510,059
Crown Castle, Inc.,
Sr. Unsec’d. Notes
3.650%	09/01/27	1,935	1,840,876
3.800%	02/15/28	80	76,134
4.300%	02/15/29	1,000	963,447
5.000%	01/11/28	888	885,281
5.600%	06/01/29	1,935	1,980,138
Essex Portfolio LP,
Gtd. Notes
1.700%	03/01/28	1,247	1,092,865
2.650%	03/15/32(a)	915	765,648
3.000%	01/15/30	349	311,000

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Extra Space Storage LP,
Gtd. Notes
5.500%	07/01/30	1,531	$1,565,971
5.900%	01/15/31	3,480	3,636,771
Healthpeak OP LLC,
Gtd. Notes
3.000%	01/15/30	301	268,177
3.500%	07/15/29	586	546,503
5.250%	12/15/32	3,215	3,254,629
Kilroy Realty LP,
Gtd. Notes
4.750%	12/15/28	970	924,086
Kimco Realty OP LLC,
Gtd. Notes
6.400%	03/01/34	1,470	1,613,939
NNN REIT, Inc.,
Sr. Unsec’d. Notes
3.000%	04/15/52	410	268,385
3.500%	10/15/27	31	29,279
5.600%	10/15/33	530	547,952
Prologis LP,
Sr. Unsec’d. Notes
1.750%	07/01/30	428	359,168
2.125%	10/15/50	182	107,754
5.125%	01/15/34(a)	1,205	1,243,412
Public Storage Operating Co.,
Gtd. Notes
5.100%	08/01/33(a)	560	580,040
5.350%	08/01/53	660	691,381
Regency Centers LP,
Gtd. Notes
2.950%	09/15/29	1,264	1,132,974
3.700%	06/15/30	995	925,423
Scentre Group Trust 1/Scentre Group Trust 2 (Australia),
Gtd. Notes, 144A
3.500%	02/12/25	31	30,318
UDR, Inc.,
Gtd. Notes, MTN
2.100%	08/01/32	54	42,444
4.400%	01/26/29	1,705	1,649,579
Ventas Realty LP,
Gtd. Notes
4.750%	11/15/30(a)	740	720,211
Welltower OP LLC,
Gtd. Notes
2.050%	01/15/29	650	572,072
2.750%	01/15/32	1,913	1,627,572
3.100%	01/15/30	591	533,503
3.850%	06/15/32	404	373,698
4.125%	03/15/29	1,825	1,760,730
WP Carey, Inc.,
Sr. Unsec’d. Notes
2.400%	02/01/31	2,117	1,789,576
2.450%	02/01/32	388	315,435
3.850%	07/15/29	1,743	1,634,288

			39,101,967

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)

CORPORATE BONDS (continued)
Retail — 0.4%
7-Eleven, Inc.,
Sr. Unsec’d. Notes, 144A
1.800%	02/10/31	1,500	$1,218,980
2.500%	02/10/41	222	152,880
2.800%	02/10/51	832	535,390
Darden Restaurants, Inc.,
Sr. Unsec’d. Notes
6.300%	10/10/33	2,100	2,258,300
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.375%	03/15/51	1,275	809,766
2.750%	09/15/51	736	503,935
3.300%	04/15/40	567	469,979
3.350%	04/15/50	620	482,019
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
2.800%	09/15/41	915	667,813
3.000%	10/15/50	1,000	681,064
3.650%	04/05/29	1,239	1,194,423
5.625%	04/15/53(a)	2,195	2,313,951
McDonald’s Corp.,
Sr. Unsec’d. Notes
5.450%	08/14/53	1,885	2,007,893
Sr. Unsec’d. Notes, MTN
3.700%	02/15/42	646	546,201
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
3.900%	06/01/29	41	39,594

			13,882,188

Savings & Loans — 0.1%
Nationwide Building Society (United Kingdom),
Sr. Non-Preferred Notes, 144A
6.557%(ff)	10/18/27(a)	2,635	2,727,169

Semiconductors — 0.7%
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35	4,675	3,839,519
3.419%	04/15/33	5,315	4,669,007
3.469%	04/15/34	1,300	1,131,532
Intel Corp.,
Sr. Unsec’d. Notes
3.250%	11/15/49	1,938	1,441,602
3.734%	12/08/47	20	16,304
Marvell Technology, Inc.,
Sr. Unsec’d. Notes
5.750%	02/15/29	2,689	2,782,148
5.950%	09/15/33	945	1,003,098
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes
2.500%	05/11/31(a)	1,585	1,342,891
2.650%	02/15/32	2,375	2,004,191
Qorvo, Inc.,
Gtd. Notes
4.375%	10/15/29(a)	598	570,080

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)

CORPORATE BONDS (continued)
Semiconductors (cont’d.)
Texas Instruments, Inc.,
Sr. Unsec’d. Notes
5.000%	03/14/53	1,416	$1,454,335
TSMC Arizona Corp. (Taiwan),
Gtd. Notes
3.875%	04/22/27	1,072	1,049,510
Xilinx, Inc.,
Gtd. Notes
2.375%	06/01/30	2,180	1,929,748

			23,233,965

Software — 0.9%
Electronic Arts, Inc.,
Sr. Unsec’d. Notes
1.850%	02/15/31	1,396	1,165,385
2.950%	02/15/51	1,166	823,911
Fiserv, Inc.,
Sr. Unsec’d. Notes
5.625%	08/21/33	2,030	2,125,741
Intuit, Inc.,
Sr. Unsec’d. Notes
5.200%	09/15/33	2,170	2,274,016
5.500%	09/15/53(a)	770	845,014
Microsoft Corp.,
Sr. Unsec’d. Notes
2.921%	03/17/52	516	380,121
Sr. Unsec’d. Notes, 144A
2.500%	09/15/50	2,463	1,666,380
Oracle Corp.,
Sr. Unsec’d. Notes
2.300%	03/25/28	745	678,534
3.600%	04/01/40	4,132	3,304,461
3.600%	04/01/50	3,612	2,675,110
3.850%	07/15/36	59	51,435
3.950%	03/25/51	949	745,940
5.550%	02/06/53	1,952	1,955,110
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.950%	09/15/29	3,779	3,461,753
Take-Two Interactive Software, Inc.,
Sr. Unsec’d. Notes
4.950%	03/28/28	4,558	4,594,631
VMware LLC,
Sr. Unsec’d. Notes
4.700%	05/15/30	1,855	1,830,383

			28,577,925

Telecommunications — 1.2%
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
2.875%	05/07/30	200	177,700
AT&T, Inc.,
Sr. Unsec’d. Notes
2.550%	12/01/33	4,247	3,464,922
3.500%	06/01/41	205	162,927
3.500%	09/15/53	580	421,998
3.550%	09/15/55	2,089	1,506,122

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
3.650%	09/15/59	1,204	$864,742
3.800%	12/01/57	1,700	1,265,389
5.400%	02/15/34	2,760	2,847,904
Rogers Communications, Inc. (Canada),
Gtd. Notes
3.800%	03/15/32	1,475	1,353,394
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28	1,530	1,658,607
Telefonica Emisiones SA (Spain),
Gtd. Notes
5.213%	03/08/47	1,850	1,706,165
T-Mobile USA, Inc.,
Gtd. Notes
2.050%	02/15/28	207	186,825
2.625%	02/15/29	3,000	2,702,276
3.375%	04/15/29	4,327	4,020,105
3.500%	04/15/31	1,115	1,019,893
3.875%	04/15/30	3,545	3,365,583
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.680%	10/30/30	1,500	1,235,841
1.750%	01/20/31	3,689	3,036,057
2.355%	03/15/32	3,697	3,077,696
4.016%	12/03/29	5,340	5,166,550

			39,240,696

Transportation — 0.4%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.050%	02/15/51	172	124,731
3.300%	09/15/51	223	169,570
3.900%	08/01/46	410	347,895
4.150%	04/01/45	424	376,871
4.950%	09/15/41	43	42,868
5.150%	09/01/43	41	42,024
5.200%	04/15/54	1,570	1,637,736
Canadian Pacific Railway Co. (Canada),
Gtd. Notes
2.050%	03/05/30	1,358	1,161,877
3.100%	12/02/51	1,212	877,901
3.500%	05/01/50	696	533,264
4.700%	05/01/48	1,150	1,040,470
4.950%	08/15/45	323	306,505
5.950%	05/15/37	374	397,450
CSX Corp.,
Sr. Unsec’d. Notes
2.500%	05/15/51	1,907	1,233,890
FedEx Corp.,
Gtd. Notes
3.250%	05/15/41	393	304,197
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
3.050%	05/15/50	497	353,678
3.700%	03/15/53	94	74,470
3.950%	10/01/42	586	500,366
5.950%	03/15/64	1,340	1,493,269

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation (cont’d.)
Union Pacific Corp.,
Sr. Unsec’d. Notes
2.891%	04/06/36	2,000	$1,681,696
4.375%	09/10/38	626	578,508
Sr. Unsec’d. Notes, MTN
3.550%	08/15/39	1,119	961,782

			14,241,018

TOTAL CORPORATE BONDS (cost $980,290,546)			1,012,533,171

MUNICIPAL BONDS — 0.2%
Arizona — 0.0%
City of Yuma,
Taxable, Revenue Bonds
1.269%	07/15/26	15	13,820
1.749%	07/15/28	15	13,273
2.102%	07/15/30	30	25,557

			52,650

California — 0.1%
California Statewide Communities Development Authority,
Taxable, Revenue Bonds
1.807%	02/01/30	30	25,394
1.877%	02/01/31	40	33,014
City of Los Angeles Department of Airports,
Taxable, Revenue Bonds, BABs
6.582%	05/15/39	135	148,371
Fresno Unified School District,
General Obligation Unlimited, Taxable
1.162%	08/01/26	220	201,498
Municipal Improvement Corp. of Los Angeles,
Taxable, Revenue Bonds, Series C
1.831%	11/01/29	75	64,061
Port of Oakland,
Taxable, Revenue Bonds, Series R
2.099%	05/01/30	20	17,293
2.199%	05/01/31	205	173,939
San Jose Financing Authority,
Taxable, Revenue Bonds
1.812%	06/01/29	150	130,026
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39	70	84,927
General Obligation Unlimited, Taxable, BABs
7.550%	04/01/39	340	428,251

			1,306,774

Colorado — 0.0%
City & County of Denver Co. Airport System Revenue,
Taxable, Revenue Bonds, Series C
1.572%	11/15/26	75	69,182

Illinois — 0.0%
Chicago O’Hare International Airport,
Taxable, Revenue Bonds, Series D
1.704%	01/01/26	120	113,343

Interest Rate	Maturity Date	Principal Amount (000)#		Value

MUNICIPAL BONDS (continued)
Illinois (cont’d.)
State of Illinois,
General Obligation Unlimited, BABs
7.350%	07/01/35	111		$120,970
General Obligation Unlimited, Taxable, BABs
6.630%	02/01/35	457		479,937

				714,250

Louisiana — 0.0%
Louisiana State Transportation Authority,
Taxable, Revenue Bonds, Series A
1.648%	02/15/28	30		26,790

New Jersey — 0.0%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, Series B
1.047%	01/01/26	230		214,490
1.483%	01/01/28	205		182,793

				397,283

New York — 0.1%
City of New York,
General Obligation Unlimited, Series D
0.982%	08/01/25	205		193,154
1.396%	08/01/27	665		597,920
Metropolitan Transportation Authority,
Taxable, Revenue Bonds, Series C
5.175%	11/15/49	1,020		986,724
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, Series D
1.920%	11/01/29	150		130,286
New York State Dormitory Authority,
Revenue Bonds, BABs, Series D
5.600%	03/15/40	90		95,355
New York State Urban Development Corp.,
Taxable, Revenue Bonds, Series F
1.000%	03/15/26	150		138,702
Port Authority of New York & New Jersey,
Consolidated, Taxable, Revenue Bonds, Series 174
4.458%	10/01/62	415		378,312
Taxable, Revenue Bonds
5.647%	11/01/40	145		156,228

				2,676,681

Ohio — 0.0%
American Municipal Power, Inc.,
Revenue Bonds, BABs
7.499%	02/15/50	75		92,407

TOTAL MUNICIPAL BONDS (cost $5,206,548)				5,336,017

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.5%
Fannie Mae Interest Strips,
Series 293, Class 1, PO
1.143%(s)	12/25/24	—	(r)	256
Series 369, Class 12, IO
5.500%(cc)	05/25/36	98		18,305
Series 383, Class 60, IO
6.500%	10/25/37	35		6,899

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 417, Class C11, IO
2.500%	02/25/28	1,002		$41,721
Fannie Mae REMIC,
Series 1996-04, Class SA, IO, 30 Day Average SOFR x (1) + 8.386% (Cap 8.500%, Floor 0.000%)
3.048%(c)	02/25/24	—(r	)	—
Series 2004-70, Class EB
5.000%	10/25/24	—(r	)	—
Series 2005-057, Class NK, 30 Day Average SOFR x (4) + 21.542% (Cap 22.000%, Floor 0.000%)
0.192%(c)	07/25/35	23		24,351
Series 2006-02, Class LY, 30 Day Average SOFR x (16) + 94.168% (Cap 8.000%, Floor 0.000%)
8.000%(c)	12/25/35	9		8,563
Series 2006-044, Class P, PO
2.897%(s)	12/25/33	18		15,079
Series 2006-20, Class IB, IO, 30 Day Average SOFR x (1) + 6.476% (Cap 6.590%, Floor 0.000%)
1.138%(c)	04/25/36	100		9,606
Series 2006-23, Class NS, 30 Day Average SOFR x (18) + 105.939% (Cap 9.000%, Floor 0.000%)
9.000%(c)	04/25/36	26		28,173
Series 2007-058, Class SV, IO, 30 Day Average SOFR x (1) + 6.636% (Cap 6.750%, Floor 0.000%)
1.298%(c)	06/25/37	113		8,530
Series 2007-102, Class SA, IO, 30 Day Average SOFR x (1) + 6.286% (Cap 6.400%, Floor 0.000%)
0.948%(c)	11/25/37	206		13,480
Series 2007-109, Class YI, IO, 30 Day Average SOFR x (1) + 6.336% (Cap 6.450%, Floor 0.000%)
0.998%(c)	12/25/37	205		18,485
Series 2008-85, Class EB
5.000%	09/25/28	10		10,092
Series 2008-91, Class SI, IO, 30 Day Average SOFR x (1) + 5.886% (Cap 6.000%, Floor 0.000%)
0.548%(c)	03/25/38	92		3,942
Series 2009-112, Class ST, IO, 30 Day Average SOFR x (1) + 6.136% (Cap 6.250%, Floor 0.000%)
0.798%(c)	01/25/40	177		16,450
Series 2009-112, Class SW, IO, 30 Day Average SOFR x (1) + 6.136% (Cap 6.250%, Floor 0.000%)
0.798%(c)	01/25/40	117		9,241
Series 2010-35, Class SB, IO, 30 Day Average SOFR x (1) + 6.306% (Cap 6.420%, Floor 0.000%)
0.968%(c)	04/25/40	54		3,981
Series 2010-49, Class SC, 30 Day Average SOFR x (2) + 12.431% (Cap 12.660%, Floor 0.000%)
1.756%(c)	03/25/40	28		26,073
Series 2013-13, Class IK, IO
2.500%	03/25/28	295		10,512
Series 2021-86, Class T
2.500%	09/25/48	16,653		14,602,593
Fannie Mae REMIC Trust,
Series 2004-W11, Class 1PO, PO
2.318%(s)	05/25/44	178		131,793
Series 2004-W12, Class 1PO, PO
1.346%(s)	07/25/44	118		100,262

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae Trust,
Series 2004-W09, Class 1PO, PO
2.021%(s)	02/25/44	184		$139,895
Freddie Mac REMIC,
Series 1680, Class PK
6.500%	02/15/24	—(r	)	179
Series 1695, Class EB
7.000%	03/15/24	1		820
Series 2611, Class TM, 30 Day Average SOFR x (10) + 63.855% (Cap 10.000%, Floor 0.000%)
10.000%(c)	05/15/33	11		11,313
Series 2643, Class SA, 30 Day Average SOFR x (7) + 44.756% (Cap 45.500%, Floor 0.000%)
10.056%(c)	03/15/32	5		5,493
Series 2846, Class GB
5.000%	08/15/24	5		5,019
Series 2922, Class SU, 30 Day Average SOFR x (2) + 14.071% (Cap 14.300%, Floor 0.000%)
3.394%(c)	02/15/35	32		33,504
Series 2990, Class SR, IO, 30 Day Average SOFR x (1) + 6.536% (Cap 6.650%, Floor 0.000%)
1.197%(c)	03/15/35	101		1,652
Series 3126, Class AO, PO
2.089%(s)	03/15/36	23		19,938
Series 3201, Class IN, IO, 30 Day Average SOFR x (1) + 6.136% (Cap 6.250%, Floor 0.000%)
0.797%(c)	08/15/36	85		5,465
Series 3218, Class HS, IO, 30 Day Average SOFR x (1) + 7.086% (Cap 7.200%, Floor 0.000%)
1.747%(c)	09/15/26	54		1,511
Series 3237, Class BO, PO
2.994%(s)	11/15/36	190		156,295
Series 3306, Class TB, 30 Day Average SOFR + 2.864% (Cap 8.840%, Floor 0.000%)
8.203%(c)	04/15/37	10		10,214
Series 3306, Class TC, 30 Day Average SOFR + 2.324% (Cap 8.640%, Floor 0.000%)
7.663%(c)	04/15/37	9		8,912
Series 3385, Class SN, IO, 30 Day Average SOFR x (1) + 5.886% (Cap 6.000%, Floor 0.000%)
0.547%(c)	11/15/37	16		1,048
Series 3609, Class SA, IO, 30 Day Average SOFR x (1) + 6.226% (Cap 6.340%, Floor 0.000%)
0.887%(c)	12/15/39	240		13,434
Series 3704, Class DC
4.000%	11/15/36	3		3,252
Series 3740, Class SB, IO, 30 Day Average SOFR x (1) + 5.886% (Cap 6.000%, Floor 0.000%)
0.547%(c)	10/15/40	59		4,101
Series 3852, Class QN, 30 Day Average SOFR x (4) + 26.796% (Cap 5.500%, Floor 0.000%)
5.500%(c)	05/15/41	62		59,670
Series 3852, Class TP, 30 Day Average SOFR x (4) + 27.080% (Cap 5.500%, Floor 0.000%)
5.500%(c)	05/15/41	72		72,859
Series 4030, Class IL, IO
3.500%	04/15/27	199		5,518

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac Strips,
Series 304, Class C32, IO
3.000%	12/15/27	421	$17,339
Government National Mortgage Assoc.,
Series 2004-19, Class KE
5.000%	03/16/34	633	634,457
Series 2004-86, Class SP, IO, 1 Month SOFR x (1) + 5.986% (Cap 6.100%, Floor 0.000%)
0.628%(c)	09/20/34	102	2,467
Series 2006-26, Class S, IO, 1 Month SOFR x (1) + 6.386% (Cap 6.500%, Floor 0.250%)
1.028%(c)	06/20/36	133	5,228
Series 2007-16, Class KU, IO, 1 Month SOFR x (1) + 6.536% (Cap 6.650%, Floor 0.000%)
1.178%(c)	04/20/37	156	8,248
Series 2007-24, Class SA, IO, 1 Month SOFR x (1) + 6.396% (Cap 6.510%, Floor 0.000%)
1.038%(c)	05/20/37	389	20,417
Series 2007-58, Class SD, IO, 1 Month SOFR x (1) + 6.376% (Cap 6.490%, Floor 0.000%)
1.018%(c)	10/20/37	252	6,194
Series 2008-73, Class SK, IO, 1 Month SOFR x (1) + 6.626% (Cap 6.740%, Floor 0.000%)
1.268%(c)	08/20/38	195	10,410
Series 2008-79, Class SA, IO, 1 Month SOFR x (1) + 7.436% (Cap 7.550%, Floor 0.000%)
2.078%(c)	09/20/38	98	4,500
Series 2009-016, Class SJ, IO, 1 Month SOFR x (1) + 6.686% (Cap 6.800%, Floor 0.000%)
1.328%(c)	05/20/37	255	11,822
Series 2009-036, Class IE, IO, 1 Month SOFR x (3) + 20.285% (Cap 1.000%, Floor 0.000%)
1.000%(c)	09/20/38	501	5,802
Series 2009-065, Class LB
6.000%	07/16/39	20	20,091
Series 2009-106, Class ST, IO, 1 Month SOFR x (1) + 5.886% (Cap 6.000%, Floor 0.000%)
0.528%(c)	02/20/38	196	8,975
Series 2009-106, Class XL, IO, 1 Month SOFR x (1) + 6.636% (Cap 6.750%, Floor 0.000%)
1.278%(c)	06/20/37	128	7,205
Series 2009-127, Class IA, IO, 1 Month SOFR x (1) + 6.336% (Cap 0.450%, Floor 0.000%)
0.450%(c)	09/20/38	804	4,357
Series 2010-031, Class SK, IO, 1 Month SOFR x (1) + 5.986% (Cap 6.100%, Floor 0.000%)
0.628%(c)	11/20/34	125	5,013
Series 2010-085, Class ID, IO
6.000%	09/20/39	89	9,056
Series 2010-157, Class OP, PO
1.795%(s)	12/20/40	127	106,910
Series 2012-H24, Class FG, 1 Month SOFR + 0.544% (Cap 5.590%, Floor 0.430%)
5.590%(c)	04/20/60	2	2,210
Series 2013-184, Class KZ
2.500%	12/20/43	857	664,624

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2013-H04, Class BA
1.650%	02/20/63	3	$2,413
Series 2013-H05, Class FB, 1 Month SOFR + 0.514% (Cap N/A, Floor 0.400%)
4.968%(c)	02/20/62	5	4,652

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $16,839,222)			17,230,869

SOVEREIGN BONDS — 0.1%
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes
3.717%	01/25/27	260	251,144
Sr. Unsec’d. Notes, 144A
3.375%	08/20/50	200	139,412
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
3.250%	04/16/30	870	786,263
3.750%	01/11/28	252	242,786
3.771%	05/24/61	889	600,908
4.280%	08/14/41	1,079	890,175
4.600%	02/10/48	350	288,531
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.870%	07/23/60	566	338,008
4.500%	04/01/56	200	134,125
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, EMTN
3.750%	01/21/55	533	404,414

TOTAL SOVEREIGN BONDS (cost $4,128,661)			4,075,766

U.S. GOVERNMENT AGENCY OBLIGATIONS — 33.3%
Federal Farm Credit Bank
0.680%	08/26/26	5,000	4,542,733
2.350%	03/10/36	6,390	5,001,256
3.360%	02/23/37	20,000	17,069,247
Federal Home Loan Bank
2.090%	02/22/36	10,795	8,153,451
Federal Home Loan Mortgage Corp.
2.500%	07/01/50	1,068	921,122
2.500%	07/01/50	2,044	1,770,762
2.500%	08/01/50	2,796	2,418,571
2.500%	10/01/50	5,456	4,727,006
2.500%	02/01/51	1,007	862,780
2.500%	02/01/51	2,120	1,830,517
2.500%	02/01/51	4,751	4,111,130
2.500%	03/01/51	5,374	4,647,845
2.500%	09/01/51	6,879	5,895,481
2.500%	10/01/51	7,766	6,653,303
2.500%	11/01/51	52,123	44,957,956
2.500%	12/01/51	425	365,390
2.500%	01/01/52	629	542,282
2.500%	01/01/52	23,876	20,555,695
3.000%	05/01/42	32	29,251
3.000%	05/01/42	658	595,277
3.000%	07/01/42	5	4,707

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	08/01/42	6		$5,898
3.000%	08/01/42	8		7,655
3.000%	08/01/42	40		37,449
3.000%	10/01/42	7		6,317
3.000%	10/01/42	23		21,368
3.000%	12/01/42	8		6,920
3.000%	01/01/43	54		50,047
3.000%	02/01/43	63		57,604
3.000%	02/01/43	173		158,859
3.000%	03/01/43	412		379,329
3.000%	03/01/43	422		388,597
3.000%	06/01/43	494		454,404
3.000%	02/01/47	2,243		2,047,147
3.000%	09/01/49	2,818		2,534,171
3.000%	07/01/50	861		768,821
3.000%	08/01/50	42,611		38,384,463
3.000%	12/01/50	3,680		3,310,741
3.000%	02/01/52	20,868		18,568,907
3.000%	03/01/52	2,069		1,840,554
3.000%	03/01/52	9,736		8,718,423
3.000%	06/01/52	31,541		27,905,324
3.000%	08/01/52	23,302		20,906,004
3.500%	03/01/32	230		222,312
3.500%	11/01/48	5,787		5,436,390
3.500%	02/01/49	213		200,107
3.500%	06/01/49	20,059		18,865,943
3.500%	07/01/50	1,645		1,535,456
3.500%	04/01/52	14,285		13,290,104
4.000%	02/01/26	23		22,286
4.000%	01/01/32	162		158,525
4.000%	02/01/41	5		4,660
4.000%	02/01/41	9		8,941
4.000%	10/01/42	153		148,692
4.000%	08/01/47	7,230		6,967,955
4.000%	05/01/48	584		561,876
4.000%	07/01/48	495		477,112
4.000%	01/01/49	2,334		2,249,628
4.000%	09/01/49	6,901		6,657,792
4.000%	05/01/52	13,604		12,986,060
4.000%	09/01/52	3,051		2,912,244
4.500%	09/01/24	2		2,135
4.500%	08/01/30	63		62,482
4.500%	05/01/48	1,781		1,778,303
4.500%	08/01/48	999		987,138
4.500%	08/01/49	3,970		3,914,735
4.500%	09/01/49	2,645		2,610,430
4.500%	09/01/50	176		172,578
4.500%	12/01/52	570		554,761
4.500%	12/01/52	1,510		1,470,908
5.000%	06/01/30	47		47,443
5.000%	04/01/33	7		7,383
5.000%	08/01/33	1		575
5.000%	08/01/33	90		91,953
5.000%	09/01/33	—(r	)	212
5.000%	09/01/33	2		1,541
5.000%	10/01/33	—(r	)	298
5.000%	04/01/34	—(r	)	400
5.000%	11/01/34	2		2,306

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	12/01/34	28		$28,988
5.000%	12/01/34	58		59,465
5.000%	07/01/35	—(r	)	406
5.000%	11/01/35	—(r	)	4
5.000%	04/01/37	65		65,878
5.000%	01/01/39	15		15,584
5.000%	04/01/39	84		84,525
5.000%	07/01/39	7		7,361
5.000%	10/01/40	229		233,329
5.000%	03/01/49	38		37,919
5.000%	03/01/49	307		309,401
5.000%	11/01/49	487		487,187
5.000%	07/01/52	12,586		12,467,453
5.000%	09/01/52	31,852		31,538,488
5.500%	12/01/24	—(r	)	9
5.500%	04/01/27	12		12,352
5.500%	01/01/33	19		19,903
5.500%	06/01/35	144		148,171
5.500%	01/01/53	8,802		8,843,654
5.500%	04/01/53	18,468		18,831,187
6.000%	01/01/53	14,988		15,222,483
6.000%	07/01/53	4,289		4,354,798
6.000%	08/01/53	18,901		19,483,654
6.000%	10/01/53	21,109		21,830,822
6.500%	08/01/27	32		33,111
6.500%	01/01/29	9		8,669
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 1.495% (Cap 6.995%, Floor 1.495%)
5.245%(c)	06/01/43	—(r	)	447
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate CMT + 2.135% (Cap 10.713%, Floor 2.135%)
6.191%(c)	10/01/36	14		14,524
Federal National Mortgage Assoc.
2.000%	04/01/52	3,215		2,635,916
2.500%	08/01/50	978		843,806
2.500%	09/01/50	3,431		2,967,877
2.500%	09/01/50	11,032		9,540,239
2.500%	09/01/50	24,388		21,131,910
2.500%	03/01/51	488		418,217
2.500%	07/01/51	4,065		3,494,359
2.500%	10/01/51	2,772		2,375,993
2.500%	12/01/51	5,536		4,768,834
2.500%	04/01/52	2,772		2,373,614
2.500%	05/01/52	4,488		3,854,345
3.000%	11/01/42	9		8,546
3.000%	12/01/42	10		9,360
3.000%	12/01/42	10		9,455
3.000%	12/01/42	16		14,976
3.000%	12/01/42	23		22,023
3.000%	12/01/42	26		23,882
3.000%	12/01/42	32		29,227
3.000%	12/01/42	95		87,371
3.000%	12/01/42	370		340,179
3.000%	01/01/43	5		4,770
3.000%	01/01/43	5		4,850
3.000%	01/01/43	6		5,606
3.000%	01/01/43	7		6,350
3.000%	01/01/43	7		6,376

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	01/01/43	10	$9,038
3.000%	01/01/43	12	10,936
3.000%	01/01/43	13	11,718
3.000%	01/01/43	17	15,496
3.000%	01/01/43	18	16,485
3.000%	01/01/43	25	23,276
3.000%	01/01/43	32	29,577
3.000%	01/01/43	45	42,018
3.000%	01/01/43	87	80,460
3.000%	03/01/43	10	8,890
3.000%	03/01/43	13	12,094
3.000%	03/01/43	88	81,437
3.000%	03/01/43	225	206,799
3.000%	03/01/43	687	631,606
3.000%	04/01/43	22	20,035
3.000%	04/01/43	35	32,379
3.000%	04/01/43	53	48,607
3.000%	04/01/43	100	91,574
3.000%	04/01/43	111	101,900
3.000%	04/01/43	124	113,829
3.000%	04/01/43	841	772,946
3.000%	05/01/43	41	37,989
3.000%	05/01/43	45	41,822
3.000%	05/01/43	112	103,296
3.000%	05/01/43	206	189,249
3.000%	05/01/43	212	195,026
3.000%	05/01/43	417	382,892
3.000%	03/01/44	558	510,135
3.000%	10/01/49	603	543,826
3.000%	05/01/50	452	410,354
3.000%	07/01/50	412	367,846
3.000%	07/01/50	3,042	2,760,623
3.000%	07/01/50	6,322	5,688,460
3.000%	08/01/50	881	786,497
3.000%	08/01/50	4,855	4,375,548
3.000%	09/01/50	9,386	8,451,554
3.000%	07/01/51	23,750	21,188,529
3.000%	08/01/51	224	200,322
3.000%	08/01/51	4,925	4,393,423
3.000%	08/01/51	6,985	6,241,564
3.000%	08/01/51	13,188	11,855,594
3.000%	11/01/51	6,418	5,746,094
3.000%	01/01/52	6,997	6,192,494
3.000%	03/01/52	2,606	2,324,501
3.000%	03/01/52	7,271	6,434,176
3.000%	04/01/52	45,566	40,320,728
3.000%	07/01/52	5,468	4,884,131
3.500%	08/01/32	171	164,726
3.500%	10/01/32	554	533,027
3.500%	04/01/33	64	61,217
3.500%	04/01/33	191	183,590
3.500%	05/01/33	236	226,968
3.500%	07/01/42	455	426,308
3.500%	09/01/42	222	208,751
3.500%	10/01/42	217	204,001
3.500%	01/01/43	280	262,920
3.500%	07/01/43	255	239,501
3.500%	08/01/45	194	181,917

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	11/01/48	5,607	$5,248,367
3.500%	05/01/49	3,441	3,192,991
3.500%	07/01/49	4,996	4,638,156
3.500%	07/01/50	347	322,786
3.500%	08/01/52	4,807	4,468,762
3.500%	08/01/52	4,895	4,530,365
4.000%	09/01/42	228	221,332
4.000%	10/01/42	508	488,598
4.000%	11/01/45	182	175,025
4.000%	06/01/46	299	289,658
4.000%	10/01/46	23	22,051
4.000%	10/01/46	144	138,421
4.000%	05/01/47	266	256,921
4.000%	06/01/47	297	286,564
4.000%	10/01/47	287	278,205
4.000%	10/01/47	5,302	5,108,314
4.000%	12/01/47	381	367,121
4.000%	01/01/48	891	859,251
4.000%	02/01/48	268	259,013
4.000%	02/01/48	701	676,325
4.000%	06/01/48	525	506,587
4.000%	06/01/48	565	544,912
4.000%	07/01/48	185	177,920
4.000%	07/01/48	221	212,424
4.000%	07/01/48	278	268,160
4.000%	08/01/48	109	104,603
4.000%	09/01/48	624	599,578
4.000%	05/01/49	8,699	8,381,866
4.000%	07/01/49	352	338,638
4.000%	02/01/50	5,932	5,717,091
4.000%	08/01/50	17,180	16,523,694
4.000%	11/01/50	2,092	2,012,902
4.000%	05/01/51	1,088	1,046,684
4.000%	05/01/51	3,123	2,987,168
4.000%	09/01/52	20,395	19,291,002
4.000%	10/01/52	1,189	1,129,208
4.500%	06/01/26	43	42,657
4.500%	09/01/26	15	15,050
4.500%	07/01/41	112	110,588
4.500%	10/01/42	874	864,561
4.500%	04/01/44	406	400,947
4.500%	10/01/44	1,592	1,580,237
4.500%	12/01/44	65	64,138
4.500%	08/01/45	27	26,443
4.500%	04/01/47	372	369,280
4.500%	07/01/47	740	731,382
4.500%	07/01/47	972	961,502
4.500%	11/01/47	437	432,997
4.500%	09/01/48	517	509,669
4.500%	04/01/50	20,576	20,286,432
5.000%	06/01/24	2	1,601
5.000%	07/01/25	18	17,690
5.000%	01/01/26	28	27,861
5.000%	09/01/29	31	30,624
5.000%	12/01/29	46	46,040
5.000%	02/01/35	58	59,360
5.000%	10/01/39	341	346,081
5.000%	01/01/40	481	488,662

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	07/01/41	81		$82,163
5.000%	10/01/43	—(r	)	302
5.000%	05/01/44	102		103,025
5.000%	12/01/44	256		258,854
5.000%	01/01/45	176		178,074
5.000%	06/01/47	17		16,842
5.000%	05/01/48	3		3,029
5.000%	07/01/48	102		102,392
5.000%	11/01/48	2,306		2,329,095
5.000%	02/01/49	4		4,238
5.000%	02/01/49	75		75,673
5.000%	03/01/49	3		3,206
5.000%	11/01/49	66		65,751
5.000%	11/01/49	221		221,064
5.000%	12/01/49	387		386,991
5.000%	01/01/50	255		255,770
5.000%	07/01/52	10,568		10,458,665
5.000%	12/01/52	9,130		9,039,683
5.000%	05/01/53	8,693		8,599,820
5.000%	07/01/53	16,623		16,445,527
5.500%	01/01/26	4		3,752
5.500%	06/01/26	4		4,269
5.500%	05/01/28	30		30,029
5.500%	05/01/33	83		85,739
5.500%	06/01/33	23		23,696
5.500%	10/01/33	43		43,610
5.500%	01/01/34	128		131,492
5.500%	02/01/35	56		57,422
5.500%	04/01/36	27		26,865
5.500%	04/01/37	74		76,120
5.500%	01/01/38	55		56,787
5.500%	12/01/52	19,876		19,995,983
6.000%	07/01/24	—(r	)	4
6.000%	10/01/27	35		35,552
6.000%	11/01/27	25		25,742
6.000%	04/01/28	18		18,206
6.000%	05/01/28	14		14,606
6.000%	04/01/34	6		5,487
6.000%	12/01/52	7,084		7,208,770
6.000%	01/01/53	19,169		19,473,823
6.500%	09/01/28	16		16,202
6.500%	05/01/37	4		4,318
6.500%	10/01/53	12,089		12,387,628
Federal National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate CMT + 2.375% (Cap 10.750%, Floor 2.375%)
6.451%(c)	09/01/37	41		41,643
Government National Mortgage Assoc.
2.000%	08/20/50	413		349,361
2.000%	09/20/50	639		541,354
2.500%	06/20/50	380		333,790
2.500%	01/20/51	618		540,262
2.500%	02/20/51	325		284,105
2.500%	05/20/51	1,226		1,072,802
2.500%	07/20/51	13,436		11,756,885
2.500%	08/20/51	2,113		1,848,080
2.500%	09/20/51	24,129		21,101,249
2.500%	12/20/51	236		206,739
3.000%	09/20/46	249		228,951

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	10/20/49	2,060	$1,879,944
3.000%	03/20/50	3,182	2,901,809
3.000%	07/20/50	657	598,175
3.000%	02/20/51	1,423	1,298,484
3.000%	06/20/51	3,693	3,351,664
3.000%	08/20/51	14,976	13,585,600
3.000%	10/20/51	31,584	28,607,653
3.000%	11/20/51	308	278,967
4.000%	02/20/41	3	2,502
4.000%	10/20/41	1	613
4.000%	11/20/41	4	3,996
4.000%	04/20/42	2	2,130
4.000%	10/20/42	1	1,345
4.000%	08/20/43	21	20,200
4.000%	03/20/44	2	1,892
4.000%	05/20/44	2	2,334
4.000%	11/20/44	165	160,146
4.000%	05/20/45	17	16,988
4.000%	06/20/45	248	242,129
4.000%	07/20/45	766	744,762
4.500%	06/20/25	10	10,253
4.500%	11/15/39	175	175,117
4.500%	02/20/50	2,973	2,937,561
4.500%	03/20/50	632	624,598
4.500%	04/20/50	1,262	1,231,794
5.000%	04/15/25	102	100,970
5.000%	11/15/39	531	531,554
5.000%	07/15/40	125	124,685
5.000%	07/20/49	156	156,944
5.000%	08/20/52	1,425	1,416,734
5.000%	09/20/52	19,192	19,080,324
5.000%	11/20/52	19,815	19,674,973
5.500%	11/20/52	13,118	13,222,620
5.500%	01/20/53	3,290	3,314,084
5.500%	04/20/53	4,862	4,897,597
6.000%	11/20/52	6,343	6,451,353
6.000%	12/20/52	4,126	4,195,980
6.000%	01/20/53	4,834	4,916,466
6.000%	07/20/53	1,975	2,008,746
Tennessee Valley Authority Generic Strips
4.310%(s)	05/01/25	3,891	3,627,125
Tennessee Valley Authority Principal Strips
5.004%(s)	06/15/35	600	341,672

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,074,196,330)			1,083,913,415

U.S. TREASURY OBLIGATIONS — 31.0%
U.S. Treasury Bonds
1.875%	02/15/51	5,775	3,673,441
1.875%	11/15/51	5,255	3,330,356
2.000%	11/15/41	1,630	1,181,495
2.375%	11/15/49	30	21,572
2.875%	05/15/43	2,638	2,168,931
2.875%	05/15/52	1,050	838,031
3.000%	08/15/52	110	90,183
3.125%	05/15/48	65	54,265
3.375%	08/15/42	6,689	5,975,337
3.625%	08/15/43	500	460,469

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
3.625%	02/15/53		32,900	$30,458,203
3.625%	05/15/53		2,020	1,872,603
3.750%	08/15/41		4,840	4,609,344
3.750%	11/15/43		416	389,155
3.875%	08/15/40		2,315	2,258,572
3.875%	02/15/43		12,202	11,658,630
4.000%	11/15/42		23,499	22,878,480
4.000%	11/15/52		17,103	16,913,362
4.125%	08/15/53		1,760	1,783,925
4.375%	05/15/40		1,247	1,295,711
4.375%	08/15/43		2,100	2,147,578
4.625%	02/15/40		23,797	25,488,818
U.S. Treasury Notes
0.250%	03/15/24	(a)(k)	25,968	25,708,320
0.250%	06/15/24		15,550	15,204,984
0.375%	07/15/24		3,359	3,275,287
0.375%	09/15/24		4,390	4,250,755
0.375%	01/31/26		7,120	6,577,656
0.500%	03/31/25		2,700	2,567,109
0.500%	02/28/26		938	866,844
0.625%	07/31/26		6,883	6,304,936
0.750%	03/31/26		10,960	10,172,250
0.750%	04/30/26		23,070	21,345,157
1.000%	07/31/28		2,587	2,275,347
1.125%	01/15/25	(a)	49,705	47,885,719
1.250%	03/31/28		2,470	2,215,474
1.250%	04/30/28		20,940	18,747,844
1.250%	06/30/28		2,600	2,318,875
1.375%	10/31/28		780	694,322
1.750%	12/31/24		341	330,983
1.750%	12/31/26		5,696	5,337,775
1.875%	08/31/24	(a)	60,594	59,332,022
2.125%	02/29/24		30	29,839
2.250%	03/31/24		6,830	6,778,508
2.500%	05/15/24		90	89,093
2.500%	03/31/27		580	554,489
2.625%	05/31/27		4,434	4,245,209
2.750%	07/31/27		4,970	4,771,200
2.875%	05/15/28		13,765	13,200,420
3.000%	07/31/24	(a)	24,740	24,443,313
3.500%	02/15/33		21,290	20,654,627
3.625%	03/31/28		11,400	11,276,203
3.625%	03/31/30		6,300	6,205,500
3.750%	06/30/30		10,980	10,885,641
3.875%	03/31/25		20,600	20,418,945
3.875%	01/15/26		7,200	7,146,563
3.875%	11/30/27		46,212	46,118,132
3.875%	12/31/27		2,960	2,955,838
3.875%	11/30/29		9,792	9,778,995
3.875%	12/31/29		5,430	5,422,364
4.000%	12/15/25		35,290	35,106,658
4.000%	02/29/28		48,250	48,415,859
4.000%	06/30/28		2,760	2,773,369
4.000%	10/31/29		7,316	7,354,295
4.000%	02/28/30	(a)	29,500	29,659,024
4.125%	10/31/27		2,376	2,391,407
4.375%	12/15/26		51,365	51,882,663
4.375%	11/30/30		11,680	12,017,625

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
4.500%	11/30/24		55,597	$55,399,370
4.500%	11/15/25	(a)	25,584	25,673,643
4.500%	07/15/26		4,350	4,391,121
4.625%	02/28/25	(a)	71,200	71,149,938
4.625%	06/30/25		6,990	7,006,929
4.625%	03/15/26		65,350	65,926,918
4.875%	10/31/28		5,740	5,992,022
4.875%	10/31/30		4,270	4,518,861
5.000%	10/31/25		6,830	6,908,438
U.S. Treasury Strips Coupon
4.717%(s)	11/15/40		6,486	3,129,495
4.736%(s)	02/15/41		4,165	1,989,266

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,017,140,989)				1,011,621,900

TOTAL LONG-TERM INVESTMENTS (cost $3,130,919,845)				3,168,338,514

			Shares
SHORT-TERM INVESTMENTS — 11.2%
AFFILIATED MUTUAL FUNDS — 11.0%
PGIM Core Government Money Market Fund(wb)			90,722,341	90,722,341
PGIM Institutional Money Market Fund (cost $268,224,130; includes $266,494,275 of cash collateral for securities on loan)(b)(wb)			268,410,609	268,303,244

TOTAL AFFILIATED MUTUAL FUNDS (cost $358,946,471)				359,025,585

Interest Rate	Maturity Date		Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(k)(n) — 0.2%
U.S. Treasury Bills
5.271%	06/13/24		4,033	3,940,834
5.415%	07/11/24		2,468	2,406,954

TOTAL U.S. TREASURY OBLIGATIONS (cost $6,339,122)				6,347,788

TOTAL SHORT-TERM INVESTMENTS (cost $365,285,593)				365,373,373

TOTAL INVESTMENTS—108.4% (cost $3,496,205,438)				3,533,711,887
Liabilities in excess of other assets(z) — (8.4)%				(272,960,280)

NET ASSETS — 100.0%				$3,260,751,607

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $261,445,202; cash collateral of $266,494,275 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(oo)	Perpetual security. Maturity date represents next call date.

(r)	Principal or notional amount is less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(wb)	Represents an investment in a Fund affiliated with the Manager.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
135	2 Year U.S. Treasury Notes	Mar. 2024	$27,798,398	$113,255
98	5 Year U.S. Treasury Notes	Mar. 2024	10,659,797	18,779
836	10 Year U.S. Treasury Notes	Mar. 2024	94,376,567	2,195,254
598	20 Year U.S. Treasury Bonds	Mar. 2024	74,712,625	4,276,690
831	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	111,016,406	7,176,699

				13,780,677

Short Position:
158	10 Year U.S. Ultra Treasury Notes	Mar. 2024	18,646,470	(112,105)

				$13,668,572

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
GS	$—	$11,857,691

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$9,534,489	$—
Other	—	495,443	—
Student Loans	—	1,029,981	—
Commercial Mortgage-Backed Securities	—	22,567,463	—
Corporate Bonds	—	1,012,533,171	—
Municipal Bonds	—	5,336,017	—
Residential Mortgage-Backed Securities	—	17,230,869	—
Sovereign Bonds	—	4,075,766	—
U.S. Government Agency Obligations	—	1,083,913,415	—
U.S. Treasury Obligations	—	1,011,621,900	—
Short-Term Investments
Affiliated Mutual Funds	359,025,585	—	—
U.S. Treasury Obligations	—	6,347,788	—

Total	$359,025,585	$3,174,686,302	$—

Other Financial Instruments*
Assets
Futures Contracts	$13,780,677	$—	$—

Liabilities
Futures Contracts	$(112,105)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

U.S. Government Agency Obligations	33.3%
U.S. Treasury Obligations	31.2
Affiliated Mutual Funds (8.2% represents investments purchased with collateral from securities on loan)	11.0
Banks	9.1
Electric	3.3
Oil & Gas	1.3
Pipelines	1.3
Telecommunications	1.2
Real Estate Investment Trusts (REITs)	1.2
Healthcare-Services	1.2
Media	0.9
Software	0.9
Pharmaceuticals	0.9
Diversified Financial Services	0.8
Biotechnology	0.8
Agriculture	0.7
Semiconductors	0.7
Commercial Mortgage-Backed Securities	0.7
Aerospace & Defense	0.7
Foods	0.6
Insurance	0.6
Residential Mortgage-Backed Securities	0.5
Transportation	0.4
Retail	0.4
Auto Manufacturers	0.4

Mining	0.4%
Healthcare-Products	0.4
Internet	0.3
Chemicals	0.3
Automobiles	0.3
Commercial Services	0.3
Beverages	0.3
Gas	0.3
Computers	0.2
Entertainment	0.2
Municipal Bonds	0.2
Airlines	0.2
Sovereign Bonds	0.1
Lodging	0.1
Hand/Machine Tools	0.1
Environmental Control	0.1
Cosmetics/Personal Care	0.1
Savings & Loans	0.1
Home Builders	0.1
Miscellaneous Manufacturing	0.1
Electronics	0.1
Packaging & Containers	0.0	*
Building Materials	0.0	*
Student Loans	0.0	*
Investment Companies	0.0	*
Other	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Industry Classification (continued):

Iron/Steel	0.0 *%

108.4
Liabilities in excess of other assets	(8.4)

100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$13,780,677	*	Due from/to broker-variation margin futures	$112,105	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures
Interest rate contracts	$(2,551,297)	$1,900,516	$(29,468,783)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$16,374,538

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$81,250
Options Written (2)	800,000
Futures Contracts - Long Positions (2)	401,645,388
Futures Contracts - Short Positions (2)	60,088,657

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Cost.
(2)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$261,445,202	$(261,445,202)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $261,445,202:
Unaffiliated investments (cost $3,137,258,967)	$3,174,686,302
Affiliated investments (cost $358,946,471)	359,025,585
Interest receivable	24,507,835
Receivable for investments sold	1,120,068
Prepaid expenses and other assets	22,165

Total Assets	3,559,361,955

LIABILITIES
Payable to broker for collateral for securities on loan	266,494,275
Payable for investments purchased	29,651,220
Accrued expenses and other liabilities	1,949,296
Due to broker-variation margin futures	512,770
Trustees’ fees payable	2,080
Affiliated transfer agent fee payable	707

Total Liabilities	298,610,348

NET ASSETS	$3,260,751,607

Net assets were comprised of:
Partners’ Equity	$3,260,751,607

Net asset value and redemption price per share, $3,260,751,607 / 309,260,767 outstanding shares of beneficial interest	$10.54

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $6,545 foreign withholding tax)	$125,981,323
Affiliated dividend income	2,590,974
Income from securities lending, net (including affiliated income of $299,488)	300,708

Total income	128,873,005

EXPENSES
Custodian and accounting fees	157,449
Audit fee	68,900
Trustees’ fees	55,110
Professional fees	46,252
Insurance expense	18,370
Pricing fees	16,189
Shareholders’ reports	12,853
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,851
Fund data services	7,974
Miscellaneous	11,600

Total expenses	403,548

NET INVESTMENT INCOME (LOSS)	128,469,457

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(75,795))	(32,244,837)
Futures transactions	(29,468,783)
Options written transactions	1,900,516

(59,813,104)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $68,169)	43,876,884
Futures	16,374,538

60,251,422

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	438,318

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$128,907,775

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	November 29, 2022(a) through December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$128,469,457	$6,598,530
Net realized gain (loss) on investment transactions	(59,813,104)	2,572,113
Net change in unrealized appreciation (depreciation) on investments	60,251,422	(9,076,401)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	128,907,775	94,242

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [309,493,079 and 155,703,446 shares, respectively]	3,140,730,712	1,557,034,458
Portfolio shares purchased [155,935,758 and 0 shares, respectively]	(1,566,015,580)	—

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	1,574,715,132	1,557,034,458

TOTAL INCREASE (DECREASE)	1,703,622,907	1,557,128,700
NET ASSETS:
Beginning of period	1,557,128,700	—

End of period	$3,260,751,607	$1,557,128,700

(a)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST J.P. MORGAN FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2023	November 29, 2022(a) through December 31, 2022
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.00	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.48	0.04
Net realized and unrealized gain (loss) on investment	0.06	(0.04)

Total from investment operations	0.54	—

Net Asset Value, end of period	$10.54	$10.00

Total Return(c)	5.40%	—%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,261	$1,557
Average net assets (in millions)	$2,716	$1,580
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.01%	0.02	%(e)(f)
Expenses before waivers and/or expense reimbursement	0.01%	0.02	%(e)(f)
Net investment income (loss)	4.73%	4.79	%(e)(f)
Portfolio turnover rate(g)	69%	31%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying fund in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)	Differs from calculation of net expenses presented on the Statement of Operations due to non-annualized non-recurring expenses, which eliminate the expense reimbursement for the partial period.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST PGIM FIXED INCOME CENTRAL PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS — 97.7%
ASSET-BACKED SECURITIES — 3.4%
Automobiles — 1.5%
AmeriCredit Automobile Receivables Trust,
Series 2020-02, Class D
2.130%	03/18/26		200	$192,960
Avis Budget Rental Car Funding AESOP LLC,
Series 2020-02A, Class A, 144A
2.020%	02/20/27		10,176	9,492,592
Series 2021-02A, Class C, 144A
2.350%	02/20/28		6,200	5,492,290
Series 2022-04A, Class A, 144A
4.770%	02/20/29		2,900	2,846,394
Series 2023-03A, Class B, 144A
6.120%	02/22/28		8,100	8,155,505
Series 2023-08A, Class A, 144A
6.020%	02/20/30		11,800	12,149,183
Chase Auto Owner Trust,
Series 2022-AA, Class D, 144A
5.400%	06/25/30		1,300	1,261,546
Exeter Automobile Receivables Trust,
Series 2020-03A, Class D
1.730%	07/15/26		114	112,646
Series 2021-03A, Class D
1.550%	06/15/27		16,800	15,664,802
Ford Auto Securitization Trust (Canada),
Series 2021-AA, Class C, 144A
2.700%	04/15/29	CAD	5,100	3,592,651
Ford Credit Auto Owner Trust,
Series 2020-02, Class B, 144A
1.490%	04/15/33		13,522	12,586,384
Series 2021-01, Class C, 144A
1.910%	10/17/33		1,522	1,396,093
Series 2021-02, Class C, 144A
2.110%	05/15/34		1,675	1,514,802
Hertz Vehicle Financing III LLC,
Series 2022-01A, Class C, 144A
2.630%	06/25/26		1,200	1,137,284
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27		15,845	14,349,522
Series 2021-02A, Class B, 144A
2.120%	12/27/27		500	451,624
Hertz Vehicle Financing LLC,
Series 2021-01A, Class A, 144A
1.210%	12/26/25		4,435	4,281,129
Series 2021-01A, Class C, 144A
2.050%	12/26/25		400	384,977
Series 2022-02A, Class B, 144A
2.650%	06/26/28		2,400	2,170,099
JPMorgan Chase Bank, NA,
Series 2021-01, Class D, 144A
1.174%	09/25/28		130	127,257
Series 2021-02, Class D, 144A
1.138%	12/26/28		100	97,570
Series 2021-02, Class E, 144A
2.280%	12/26/28		281	275,450
Series 2021-03, Class D, 144A
1.009%	02/26/29		729	703,154

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Series 2021-03, Class G, 144A
9.812%	02/26/29		3,300	$3,259,225
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27		10,526	10,307,272
Series 2019-01A, Class B, 144A
3.950%	11/14/28		600	579,769
Series 2021-01A, Class C, 144A
1.420%	07/14/28		1,235	1,122,710
Series 2021-01A, Class D, 144A
1.620%	11/14/30		1,875	1,677,300
Santander Bank Auto Credit-Linked Notes,
Series 2022-A, Class C, 144A
7.375%	05/15/32		170	170,022
Series 2022-C, Class E, 144A
11.366%	12/15/32		833	843,489
Series 2023-B, Class F, 144A
12.240%	12/15/33		800	803,311
Series 2023-B, Class G, 144A
17.128%	12/15/33		900	902,252
Santander Drive Auto Receivables Trust,
Series 2020-02, Class D
2.220%	09/15/26		114	113,032
Series 2020-03, Class D
1.640%	11/16/26		691	679,507
Series 2021-01, Class D
1.130%	11/16/26		5,319	5,183,687
Series 2021-02, Class D
1.350%	07/15/27		4,732	4,557,304
Series 2022-05, Class C
4.740%	10/16/28		1,000	984,800
Series 2022-06, Class C
4.960%	11/15/28		700	689,959
Series 2023-06, Class C
6.400%	03/17/31		1,800	1,848,281
Toyota Auto Loan Extended Note Trust,
Series 2019-01A, Class A, 144A
2.560%	11/25/31		230	227,103
World Omni Select Auto Trust,
Series 2021-A, Class D
1.440%	11/15/27		5,450	5,046,812

				137,431,749

Consumer Loans — 0.7%
Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A
2.509%	10/20/39	CAD	1,846	1,355,171
Lending Funding Trust,
Series 2020-02A, Class A, 144A
2.320%	04/21/31		200	184,426
Lendmark Funding Trust,
Series 2021-01A, Class A, 144A
1.900%	11/20/31		4,534	4,076,783
Mariner Finance Issuance Trust,
Series 2020-AA, Class A, 144A
2.190%	08/21/34		243	237,938

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (cont’d.)
OneMain Financial Issuance Trust,
Series 2020-02A, Class A, 144A
1.750%	09/14/35		9,385	$8,646,695
Series 2021-01A, Class A1, 144A
1.550%	06/16/36		7,200	6,459,029
Series 2022-02A, Class D, 144A
6.550%	10/14/34		1,830	1,798,574
Series 2023-01A, Class D, 144A
7.490%	06/14/38		2,600	2,675,244
Series 2023-02A, Class B, 144A
6.170%	09/15/36		16,700	17,047,572
Series 2023-02A, Class C, 144A
6.740%	09/15/36		4,000	4,072,148
Series 2023-02A, Class D, 144A
7.520%	09/15/36		5,705	5,835,899
Oportun Funding XIV LLC,
Series 2021-A, Class A, 144A
1.210%	03/08/28		1,843	1,758,605
Oportun Issuance Trust,
Series 2022-02, Class A, 144A
5.940%	10/09/29		1,737	1,733,968
Regional Management Issuance Trust,
Series 2022-01, Class A, 144A
3.070%	03/15/32		6,600	6,291,755
SoFi Consumer Loan Program Trust,
Series 2021-01, Class B, 144A
1.300%	09/25/30		1,609	1,592,494
Series 2021-01, Class C, 144A
1.610%	09/25/30		2,300	2,223,531
Series 2021-01, Class D, 144A
2.040%	09/25/30		2,340	2,180,030

				68,169,862

Credit Cards — 0.2%
Newday Funding Master Issuer PLC (United Kingdom),
Series 2021-01A, Class A1, 144A, SONIA + 0.970% (Cap N/A, Floor 0.000%)
6.167%(c)	03/15/29	GBP	2,916	3,718,325
Series 2021-01A, Class A2, 144A, SOFR + 1.100% (Cap N/A, Floor 0.000%)
6.460%(c)	03/15/29		2,059	2,059,354
Series 2021-02A, Class A1, 144A, SONIA + 0.800% (Cap N/A, Floor 0.000%)
5.997%(c)	07/15/29	GBP	1,800	2,293,450
Series 2021-03A, Class A2, 144A, SOFR + 1.000% (Cap N/A, Floor 0.000%)
6.360%(c)	11/15/29		10,000	9,956,640

				18,027,769

Equipment — 0.1%
Auxilior Term Funding LLC,
Series 2023-01A, Class C, 144A
6.500%	11/15/30		1,000	1,010,542
MMAF Equipment Finance LLC,
Series 2019-B, Class A5, 144A
2.290%	11/12/41		7,180	6,746,250

				7,756,792

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans — 0.4%
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN01, Class A1, 1 Month SOFR + 0.754% (Cap N/A, Floor 0.640%)
6.110%(c)	05/25/34	427		$401,241
Asset-Backed Funding Certificates Trust,
Series 2004-OPT02, Class M1, 1 Month SOFR + 0.939% (Cap N/A, Floor 0.825%)
6.295%(c)	08/25/33	—(r	)	122
Bear Stearns Asset-Backed Securities Trust,
Series 2003-02, Class A3, 1 Month SOFR + 1.614% (Cap 11.000%, Floor 1.500%)
6.970%(c)	03/25/43	197		193,537
EquiFirst Mortgage Loan Trust,
Series 2004-01, Class 1A1, 1 Month SOFR + 0.594% (Cap N/A, Floor 0.480%)
5.950%(c)	01/25/34	556		533,803
GSAA Trust,
Series 2006-07, Class AF2
5.995%(cc)	03/25/46	450		165,581
Home Equity Asset Trust,
Series 2003-08, Class M1, 1 Month SOFR + 1.194% (Cap N/A, Floor 1.080%)
6.550%(c)	04/25/34	204		201,099
JPMorgan Mortgage Trust,
Series 2023-HE02, Class A1, 144A, 30 Day Average SOFR + 1.700% (Cap N/A, Floor 0.000%)
7.038%(c)	03/25/54	11,114		11,155,373
Series 2023-HE03, Class A1, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 0.000%)
6.937%(c)	05/25/54	1,360		1,360,000
MASTR Asset-Backed Securities Trust,
Series 2004-OPT02, Class A2, 1 Month SOFR + 0.814% (Cap N/A, Floor 0.700%)
6.170%(c)	09/25/34	319		289,028
Series 2004-WMC02, Class M1, 1 Month SOFR + 1.014% (Cap N/A, Floor 0.900%)
6.370%(c)	04/25/34	302		287,171
Merrill Lynch Mortgage Investors Trust,
Series 2003-OPT01, Class A3, 1 Month SOFR + 0.834% (Cap N/A, Floor 0.720%)
6.190%(c)	07/25/34	59		56,935
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-NC07, Class M1, 1 Month SOFR + 1.164% (Cap N/A, Floor 1.050%)
6.520%(c)	06/25/33	52		51,467
Series 2003-NC10, Class M1, 1 Month SOFR + 1.134% (Cap N/A, Floor 1.020%)
6.490%(c)	10/25/33	32		31,849
Option One Mortgage Accept Corp., Asset-Backed Certificates,
Series 2003-05, Class A2, 1 Month SOFR + 0.754% (Cap N/A, Floor 0.640%)
6.110%(c)	08/25/33	361		353,961
Towd Point HE Trust,
Series 2023-01, Class A1A, 144A
6.875%	02/25/63	3,585		3,667,398

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (cont’d.)
Towd Point Mortgage Trust,
Series 2023-CES02, Class A1A, 144A
7.294%(cc)	10/25/63		21,102	$21,590,586

				40,339,151

Other — 0.2%
Goodleap Sustainable Home Solutions Trust,
Series 2023-03C, Class A, 144A
6.500%	07/20/55		1,924	1,976,608
Series 2023-04C, Class A, 144A
6.480%	03/20/57		6,200	6,452,080
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month SOFR + 2.914% (Cap N/A, Floor 2.800%)
8.270%(c)	06/25/24		11,027	10,807,317

				19,236,005

Residential Mortgage-Backed Securities — 0.2%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates,
Series 2004-R01, Class A2, 1 Month SOFR + 0.714% (Cap N/A, Floor 0.600%)
6.070%(c)	02/25/34		99	93,909
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-W10, Class A2, 1 Month SOFR + 0.894% (Cap N/A, Floor 0.780%)
3.826%(c)	10/25/34		220	209,834
Chase Funding Trust,
Series 2003-01, Class 2A2, 1 Month SOFR + 0.774% (Cap N/A, Floor 0.660%)
6.130%(c)	11/25/32		108	106,409
Countrywide Asset-Backed Certificates Trust,
Series 2004-BC04, Class M1, 1 Month SOFR + 1.164% (Cap N/A, Floor 1.050%)
6.520%(c)	11/25/34		82	80,489
Credit-Based Asset Servicing & Securitization LLC,
Series 2004-CB04, Class A6
5.872%(cc)	05/25/35		7	6,543
LSF11 Boson Investments Sarl Compartment 2 (Spain),
Series 2021-NPLA, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 3.000%, Floor 0.000%)
5.956%(c)	11/25/60	EUR	2,163	2,252,854
Merrill Lynch Mortgage Investors Trust,
Series 2003-WMC03, Class M3, 1 Month SOFR + 2.589% (Cap N/A, Floor 2.475%)
7.945%(c)	06/25/34		127	123,306
Series 2004-WMC03, Class M2, 1 Month SOFR + 1.959% (Cap N/A, Floor 1.845%)
7.315%(c)	01/25/35		264	255,709
Rathlin Residential DAC (Ireland),
Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000% (Cap N/A, Floor 0.000%)
5.818%(c)	09/27/75	EUR	5,990	6,503,014
Structured Asset Investment Loan Trust,
Series 2004-BNC01, Class A4, 1 Month SOFR + 1.054% (Cap N/A, Floor 0.940%)
6.397%(c)	09/25/34		920	902,282

Interest Rate	Maturity Date	Principal Amount (000)#			Value
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
TFS (Spain),
Series 2018-03
0.000%(s)	04/16/40^	EUR	—(r	)	$1
Series 2018-03, Class A1
0.000%(s)	04/16/40^	EUR	—(r	)	1
Series 2018-03, Class A1, 1 Month EURIBOR + 3.250%
7.083%(c)	03/15/26^	EUR	6,212		5,828,764

					16,363,115

Small Business Loan — 0.0%
United States Small Business Administration,
Series 2013-20H, Class 1
3.160%	08/01/33		48		45,752

Student Loans — 0.1%
ELFI Graduate Loan Program LLC,
Series 2020-A, Class A, 144A
1.730%	08/25/45		2,844		2,499,441
Laurel Road Prime Student Loan Trust,
Series 2018-C, Class A, 144A
0.000%(cc)	08/25/43		2,153		2,030,202
Series 2019-A, Class A2FX, 144A
2.730%	10/25/48		239		232,652
Navient Private Education Refi Loan Trust,
Series 2020-DA, Class A, 144A
1.690%	05/15/69		334		304,198
Series 2020-GA, Class A, 144A
1.170%	09/16/69		492		440,242
SoFi Professional Loan Program LLC,
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48		3,591		3,359,630
SoFi Professional Loan Program Trust,
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46		6,146		5,737,640

					14,604,005

TOTAL ASSET-BACKED SECURITIES (cost $321,626,764)					321,974,200

COMMERCIAL MORTGAGE-BACKED SECURITIES — 18.2%
Arbor Multifamily Mortgage Securities Trust,
Series 2021-MF02, Class A5, 144A
2.513%	06/15/54		3,000		2,535,164
Series 2021-MF03, Class A5, 144A
2.575%	10/15/54		11,950		10,116,742
Assurant Commercial Mortgage Trust,
Series 2016-01A, Class B, 144A
4.195%(cc)	05/15/49		4,200		3,909,123
BANK,
Series 2017-BNK04, Class A3
3.362%	05/15/50		13,328		12,689,478
Series 2017-BNK06, Class A4
3.254%	07/15/60		1,996		1,887,377
Series 2017-BNK08, Class A3
3.229%	11/15/50		5,466		5,104,542

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-BN13, Class A3
3.978%	08/15/61	4,700	$4,527,520
Series 2018-BN13, Class A4
3.953%	08/15/61	12,920	12,311,525
Series 2019-BN18, Class A3
3.325%	05/15/62	2,005	1,793,984
Series 2019-BN20, Class A2
2.758%	09/15/62	9,623	8,313,275
Series 2019-BN24, Class A3
2.960%	11/15/62	1,737	1,542,533
Series 2021-BN33, Class A4
2.270%	05/15/64	3,500	2,947,791
Series 2021-BN34, Class A5
2.438%	06/15/63	2,109	1,688,441
Series 2021-BN35, Class A4
2.031%	06/15/64	3,000	2,454,501
Series 2021-BN36, Class A4
2.218%	09/15/64	28,300	23,376,089
Series 2022-BNK43, Class A5
4.399%	08/15/55	3,700	3,531,045
Series 2022-BNK43, Class ASB
4.502%(cc)	08/15/55	3,700	3,635,814
Series 2022-BNK44, Class A5
5.745%(cc)	11/15/55	8,000	8,439,263
BANK5,
Series 2023-05YR02, Class A3
6.656%(cc)	07/15/56	25,000	26,461,195
Series 2023-05YR03, Class A3
6.724%(cc)	09/15/56	20,000	21,312,712
Series 2023-05YR04, Class A3
6.500%	12/15/56	21,300	22,525,613
Barclays Commercial Mortgage Securities Trust,
Series 2016-ETC, Class A, 144A
2.937%	08/14/36	1,170	1,045,541
Series 2016-ETC, Class B, 144A
3.189%	08/14/36	510	442,555
Series 2016-ETC, Class C, 144A
3.391%	08/14/36	430	362,189
Series 2016-ETC, Class D, 144A
3.609%(cc)	08/14/36	1,610	1,299,907
Series 2018-CHRS, Class D, 144A
4.267%(cc)	08/05/38	550	389,415
Series 2018-TALL, Class A, 144A, 1 Month SOFR + 0.919% (Cap N/A, Floor 0.872%)
6.281%(c)	03/15/37	2,300	2,133,250
Series 2019-C03, Class A3
3.319%	05/15/52	5,347	4,945,566
Series 2019-C04, Class A4
2.661%	08/15/52	10,106	9,162,025
Series 2019-C05, Class A3
2.805%	11/15/52	1,000	894,568
Series 2020-C06, Class A3
2.390%	02/15/53	4,400	3,803,296
Series 2021-C11, Class A4
2.043%	09/15/54	31,900	26,391,355
Series 2022-C17, Class A5
4.441%	09/15/55	4,400	4,226,299

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2022-C17, Class XB, IO
0.485%(cc)	09/15/55	55,770	$2,329,853
Series 2023-05C23, Class A3
6.675%(cc)	12/15/56	30,000	31,993,902
Series 2023-C20, Class A2
6.383%(cc)	07/15/56	25,000	25,908,520
Benchmark Mortgage Trust,
Series 2018-B01, Class A4
3.402%	01/15/51	7,315	7,007,045
Series 2018-B03, Class A4
3.761%	04/10/51	8,133	7,730,963
Series 2019-B10, Class A3
3.455%	03/15/62	2,300	2,129,541
Series 2019-B12, Class A4
2.859%	08/15/52	1,850	1,649,428
Series 2019-B13, Class A3
2.701%	08/15/57	11,205	9,969,956
Series 2019-B14, Class A3
3.090%	12/15/62	950	895,279
Series 2019-B14, Class A4
2.795%	12/15/62	1,600	1,420,085
Series 2020-B19, Class A5
1.850%	09/15/53	10,000	7,977,217
Series 2020-B20, Class A4
1.746%	10/15/53	17,500	13,976,860
Series 2020-B22, Class A4
1.685%	01/15/54	4,300	3,498,118
Series 2020-IG01, Class A3
2.687%	09/15/43	7,400	5,939,422
Series 2021-B28, Class A4
1.980%	08/15/54	3,000	2,413,412
Series 2021-B29, Class A4
2.138%	09/15/54	29,800	24,299,734
Series 2023-B38, Class A2
5.626%	04/15/56	10,000	10,166,810
Series 2023-B38, Class A3
5.793%	04/15/56	15,000	15,528,570
Series 2023-B40, Class A2
6.930%	12/15/56	27,400	28,916,360
BMO Mortgage Trust,
Series 2022-C03, Class A5
5.313%	09/15/54	2,600	2,642,105
Series 2023-05C01, Class A3
6.534%(cc)	08/15/56	25,800	27,178,866
Series 2023-C06, Class A2
6.644%(cc)	09/15/56	33,000	34,817,089
Series 2023-C07, Class A2
6.770%	12/15/56	20,000	21,033,152
BPR Trust,
Series 2021-TY, Class B, 144A, 1 Month SOFR + 1.264% (Cap N/A, Floor 1.150%)
6.626%(c)	09/15/38	11,000	10,496,907
Series 2021-TY, Class C, 144A, 1 Month SOFR + 1.814% (Cap N/A, Floor 1.700%)
7.176%(c)	09/15/38	2,650	2,523,826

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-TY, Class D, 144A, 1 Month SOFR + 2.464% (Cap N/A, Floor 2.350%)
7.826%(c)	09/15/38	7,960	$7,625,226
Series 2023-BRK02, Class A, 144A
6.899%(cc)	11/05/28	16,700	17,486,902
Series 2023-BRK02, Class XCP, IO, 144A
0.355%(cc)	12/05/27	665,000	8,041,579
BX Commercial Mortgage Trust,
Series 2019-XL, Class D, 144A, 1 Month SOFR + 1.564% (Cap N/A, Floor 1.450%)
6.926%(c)	10/15/36	5,950	5,912,182
Series 2019-XL, Class F, 144A, 1 Month SOFR + 2.114% (Cap N/A, Floor 2.000%)
7.476%(c)	10/15/36	952	944,739
Series 2019-XL, Class G, 144A, 1 Month SOFR + 2.414% (Cap N/A, Floor 2.300%)
7.776%(c)	10/15/36	19,083	18,791,459
Series 2019-XL, Class J, 144A, 1 Month SOFR + 2.764% (Cap N/A, Floor 2.650%)
8.126%(c)	10/15/36	10,884	10,706,593
Series 2021-CIP, Class E, 144A, 1 Month SOFR + 2.934% (Cap N/A, Floor 2.820%)
8.296%(c)	12/15/38	31,347	30,127,311
Series 2021-VOLT, Class XCP, IO, 144A
0.000%(cc)	09/15/36	329,370	329
BX Trust,
Series 2022-LBA06, Class E, 144A, 1 Month SOFR + 2.700% (Cap N/A, Floor 2.700%)
8.062%(c)	01/15/39	22,900	22,037,984
Series 2022-VAMF, Class E, 144A, 1 Month SOFR + 2.700% (Cap N/A, Floor 2.700%)
8.062%(c)	01/15/39	9,900	9,286,931
Cantor Commercial Real Estate Lending,
Series 2019-CF01, Class A3
3.836%	05/15/52	3,600	3,431,501
Series 2019-CF02, Class A4
2.624%	11/15/52	19,188	16,754,311
Series 2019-CF02, Class A5
2.874%	11/15/52	347	304,693
CD Mortgage Trust,
Series 2017-CD04, Class A3
3.248%	05/10/50	11,194	10,452,561
Series 2017-CD05, Class A3
3.171%	08/15/50	9,443	8,788,810
Series 2018-CD07, Class A3
4.013%	08/15/51	2,884	2,689,517
Series 2019-CD08, Class A3
2.657%	08/15/57	17,236	15,280,734
CENT Trust,
Series 2023-CITY, Class A, 144A, 1 Month SOFR + 2.620% (Cap N/A, Floor 2.620%)
7.982%(c)	09/15/38	16,750	16,833,943
CFCRE Commercial Mortgage Trust,
Series 2016-C06, Class A2
2.950%	11/10/49	28,540	27,021,614
Series 2016-C07, Class A2
3.585%	12/10/54	10,126	9,569,562

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-C08, Class A3
3.305%	06/15/50	15,844	$14,868,555
Series 2017-C08, Class A4
3.572%	06/15/50	6,200	5,840,247
CGMS Commercial Mortgage Trust,
Series 2017-B01, Class A3
3.197%	08/15/50	4,354	4,077,482
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class XB, IO
0.289%(cc)	02/10/48	76,865	199,011
Series 2015-GC29, Class A4
3.192%	04/10/48	8,254	7,975,038
Series 2015-GC31, Class A3
3.497%	06/10/48	21,371	20,676,200
Series 2015-GC31, Class A4
3.762%	06/10/48	5,140	4,945,481
Series 2017-C04, Class A3
3.209%	10/12/50	26,349	24,562,935
Series 2018-C06, Class A4
4.412%	11/10/51	4,920	4,589,587
Series 2019-GC41, Class A4
2.620%	08/10/56	6,897	6,072,025
Commercial Mortgage Trust,
Series 2013-CR12, Class A4
4.046%	10/10/46	941	902,504
Series 2014-CR17, Class A5
3.977%	05/10/47	11,360	11,265,391
Series 2014-CR20, Class A3
3.326%	11/10/47	9,538	9,392,065
Series 2014-CR20, Class A4
3.590%	11/10/47	8,000	7,831,396
Series 2014-UBS06, Class A4
3.378%	12/10/47	5,304	5,198,290
Series 2015-CR22, Class A5
3.309%	03/10/48	5,025	4,874,325
Series 2015-CR25, Class A3
3.505%	08/10/48	10,491	10,180,279
Series 2015-CR26, Class A3
3.359%	10/10/48	2,577	2,488,841
Series 2015-CR26, Class A4
3.630%	10/10/48	16,667	16,047,424
Series 2015-LC21, Class A3
3.445%	07/10/48	15,655	15,275,009
Series 2015-LC23, Class A3
3.521%	10/10/48	28,060	27,346,080
Series 2015-LC23, Class A4
3.774%	10/10/48	6,766	6,524,779
Series 2015-PC01, Class A5
3.902%	07/10/50	145	140,937
Series 2016-COR01, Class A3
2.826%	10/10/49	19,097	17,821,060
Series 2016-CR28, Class A3
3.495%	02/10/49	4,700	4,541,626
Series 2017-COR02, Class A2
3.239%	09/10/50	3,191	2,991,047

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month SOFR + 2.197% (Cap N/A, Floor 2.150%)
7.559%(c)	05/15/36	6,060	$6,016,724
Series 2019-ICE04, Class F, 144A, 1 Month SOFR + 2.697% (Cap N/A, Floor 2.650%)
8.059%(c)	05/15/36	4,222	4,180,039
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A
3.953%	09/15/37	29,177	25,300,430
Series 2016-NXSR, Class A4
3.795%(cc)	12/15/49	7,350	6,974,642
CSAIL Commercial Mortgage Trust,
Series 2015-C02, Class A3
3.231%	06/15/57	10,532	10,266,056
Series 2017-CX10, Class A4
3.191%	11/15/50	5,264	4,834,104
Series 2018-CX12, Class A3 (original cost $4,682,658; purchased 06/27/22)(f)
3.959%	08/15/51	4,845	4,590,322
Series 2019-C15, Class A3
3.779%	03/15/52	6,000	5,599,607
Series 2019-C17, Class A4
2.763%	09/15/52	1,371	1,187,947
DBGS Mortgage Trust,
Series 2018-BIOD, Class F, 144A, 1 Month SOFR + 2.296% (Cap N/A, Floor 2.000%)
7.658%(c)	05/15/35	3,097	3,004,725
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A
3.808%(cc)	12/10/36	1,425	965,793
Series 2016-85T, Class E, 144A
3.808%(cc)	12/10/36	1,200	742,446
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A4
2.632%	08/10/49	15,380	14,297,861
Series 2017-C06, Class A3
3.269%	06/10/50	7,089	6,911,545
Series 2017-C06, Class A4
3.071%	06/10/50	2,700	2,549,003
DOLP Trust,
Series 2021-NYC, Class A, 144A
2.956%	05/10/41	11,000	9,056,044
ELP Commercial Mortgage Trust,
Series 2021-ELP, Class F, 144A, 1 Month SOFR + 2.781% (Cap N/A, Floor 2.667%)
8.143%(c)	11/15/38	7,741	7,410,668
FHLMC Multifamily Structured Pass-Through Certificates,
Series K040, Class X1, IO
0.649%(cc)	09/25/24	1,412	4,204
Series K052, Class X1, IO
0.626%(cc)	11/25/25	59,039	561,302
Series K055, Class X1, IO
1.336%(cc)	03/25/26	11,682	297,710
Series K058, Class X1, IO
0.909%(cc)	08/25/26	190,037	3,701,141

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series K066, Class A2
3.117%	06/25/27	800	$767,870
Series K097, Class X1, IO
1.091%(cc)	07/25/29	40,533	2,001,450
Series K098, Class X1, IO
1.142%(cc)	08/25/29	9,027	470,385
Series K101, Class X1, IO
0.834%(cc)	10/25/29	377	14,838
Series K115, Class X1, IO
1.324%(cc)	06/25/30	51,820	3,489,515
Series K121, Class X1, IO
1.022%(cc)	10/25/30	240	12,824
Series K122, Class X1, IO
0.879%(cc)	11/25/30	15,274	721,099
Series K131, Class X1, IO
0.728%(cc)	07/25/31	162,392	7,144,431
Series K736, Class X1, IO
1.283%(cc)	07/25/26	1,977	49,938
Series K741, Class X1, IO
0.567%(cc)	12/25/27	1,999	36,654
Series KG03, Class X1, IO
1.376%(cc)	06/25/30	31,075	2,124,632
Series Q001, Class XA, IO
2.107%(cc)	02/25/32	8,177	618,027
FIVE Mortgage Trust,
Series 2023-V01, Class XA, IO
0.828%(cc)	02/10/56	44,243	1,267,711
FREMF Mortgage Trust,
Series 2017-K63, Class X2A, IO, 144A
0.100%	02/25/50	1,140,832	2,628,250
Series 2017-K68, Class X2A, IO, 144A
0.100%	10/25/49	1,016,870	2,888,215
GS Mortgage Securities Corp. Trust,
Series 2021-IP, Class D, 144A, 1 Month SOFR + 2.214% (Cap N/A, Floor 2.100%)
7.576%(c)	10/15/36	876	798,823
GS Mortgage Securities Trust,
Series 2014-GC24, Class A5
3.931%	09/10/47	8,795	8,633,698
Series 2014-GC26, Class A4
3.364%	11/10/47	2,879	2,826,312
Series 2015-GC34, Class A3
3.244%	10/10/48	7,392	7,130,519
Series 2015-GC34, Class A4
3.506%	10/10/48	8,500	8,083,771
Series 2015-GS01, Class A2
3.470%	11/10/48	10,800	10,431,272
Series 2016-GS03, Class A3
2.592%	10/10/49	7,690	7,183,540
Series 2017-GS06, Class A2
3.164%	05/10/50	17,718	16,586,439
Series 2017-GS06, Class A3
3.433%	05/10/50	250	231,428
Series 2018-GS10, Class A4
3.890%	07/10/51	16,926	16,085,147
Series 2019-GC42, Class A3
2.749%	09/10/52	16,400	14,564,068

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-GC45, Class A4
2.658%	02/13/53	6,890	$6,052,359
Series 2020-GC47, Class A4
2.125%	05/12/53	12,000	10,095,908
Series 2020-GSA02, Class A4
1.721%	12/12/53	989	792,840
IMT Trust,
Series 2017-APTS, Class AFX, 144A
3.478%	06/15/34	310	304,931
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21, Class A4
3.493%	08/15/47	1,623	1,612,368
Series 2014-C21, Class A5
3.775%	08/15/47	5,800	5,724,316
Series 2014-C22, Class A4
3.801%	09/15/47	3,000	2,947,245
Series 2015-C30, Class A5
3.822%	07/15/48	12,312	11,773,673
Series 2016-C01, Class A4
3.311%	03/17/49	13,677	13,118,649
Series 2020-COR07, Class A2
2.215%	05/13/53	15,250	13,713,971
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP06, Class A4
3.224%	07/15/50	6,220	5,826,201
Series 2017-JP07, Class A4
3.195%	09/15/50	3,000	2,748,228
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C05, Class A4
3.414%	03/15/50	1,204	1,136,669
Series 2020-COR07, Class A5
2.180%	05/13/53	5,000	3,879,004
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP02, Class A3
2.559%	08/15/49	1,219	1,150,879
Series 2016-JP02, Class XB, IO
1.097%(cc)	08/15/49	14,440	347,952
Series 2016-JP03, Class A4
2.627%	08/15/49	3,801	3,575,891
Series 2018-AON, Class D, 144A
4.613%(cc)	07/05/31	6,750	3,779,154
Series 2018-AON, Class E, 144A
4.613%(cc)	07/05/31	510	171,995
Series 2018-WPT, Class AFX, 144A
4.248%	07/05/33	40,261	35,343,131
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A4, 144A
3.551%	07/12/50	9,750	9,157,851
MHC Commercial Mortgage Trust,
Series 2021-MHC, Class F, 144A, 1 Month SOFR + 2.715% (Cap N/A, Floor 2.601%)
8.077%(c)	04/15/38	11,254	10,943,813
MHP,
Series 2022-MHIL, Class E, 144A, 1 Month SOFR + 2.611% (Cap N/A, Floor 2.611%)
7.972%(c)	01/15/27	5,379	5,105,207

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C16, Class A5
3.892%	06/15/47		24,910	$24,724,978
Series 2015-C21, Class A3
3.077%	03/15/48		2,019	1,965,350
Series 2016-C29, Class A3
3.058%	05/15/49		209	200,257
Series 2017-C34, Class A3
3.276%	11/15/52		6,000	5,630,851
Morgan Stanley Capital I Trust,
Series 2016-BNK02, Class A3
2.791%	11/15/49		2,800	2,619,435
Series 2016-UB12, Class A3
3.337%	12/15/49		1,335	1,262,936
Series 2016-UB12, Class A4
3.596%	12/15/49		4,848	4,566,060
Series 2017-H01, Class A4
3.259%	06/15/50		25,000	23,410,877
Series 2017-H01, Class XB, IO
0.679%(cc)	06/15/50		175,741	3,303,105
Series 2017-HR02, Class A3
3.330%	12/15/50		7,307	6,837,186
Series 2019-H07, Class A3
3.005%	07/15/52		5,625	5,045,302
Series 2019-H07, Class A4
3.261%	07/15/52		161	146,205
Series 2019-MEAD, Class D, 144A
3.177%(cc)	11/10/36		1,305	1,095,317
Series 2021-L05, Class A3
2.438%	05/15/54		3,945	3,357,897
Series 2021-L06, Class A3
2.196%(cc)	06/15/54		3,000	2,468,341
Series 2021-L07, Class A4
2.322%	10/15/54		16,100	13,343,065
ONE Mortgage Trust,
Series 2021-PARK, Class A, 144A, 1 Month SOFR + 0.814% (Cap N/A, Floor 0.700%)
6.176%(c)	03/15/36		8,350	7,946,844
OPG Trust,
Series 2021-PORT, Class F, 144A, 1 Month SOFR + 2.062% (Cap N/A, Floor 1.948%)
7.424%(c)	10/15/36		17,282	16,500,805
Shops at Crystals Trust,
Series 2016-CSTL, Class A, 144A
3.126%	07/05/36		230	214,459
Taurus DAC (United Kingdom),
Series 2021-UK4A, Class B, 144A, SONIA + 1.500% (Cap N/A, Floor 1.500%)
6.721%(c)	08/17/31	GBP	280	345,675
Series 2021-UK4A, Class C, 144A, SONIA + 1.750% (Cap N/A, Floor 1.750%)
6.971%(c)	08/17/31	GBP	373	455,275
Series 2021-UK4A, Class D, 144A, SONIA + 2.100% (Cap N/A, Floor 2.100%)
7.321%(c)	08/17/31	GBP	18,830	22,778,910

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
UBS Commercial Mortgage Trust,
Series 2017-C01, Class XB, IO
0.941%(cc)	06/15/50	13,000	$362,521
Series 2017-C02, Class A3
3.225%	08/15/50	1,840	1,732,129
Series 2017-C04, Class A3
3.301%	10/15/50	17,678	16,558,567
Series 2017-C07, Class A4
3.679%	12/15/50	255	235,643
Series 2018-C08, Class A3
3.720%	02/15/51	8,002	7,577,563
Series 2018-C08, Class A4
3.983%	02/15/51	463	435,299
Series 2018-C12, Class A4 (original cost $7,627,533; purchased 06/27/22)(f)
4.030%	08/15/51	7,918	7,503,727
Series 2019-C16, Class A3
3.344%	04/15/52	8,947	8,272,601
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50	1,246	1,239,968
Series 2015-LC20, Class A4
2.925%	04/15/50	11,927	11,543,857
Series 2015-NXS04, Class A3
3.452%	12/15/48	15,245	14,729,498
Series 2016-BNK01, Class A2
2.399%	08/15/49	8,398	7,833,321
Series 2016-C35, Class A3
2.674%	07/15/48	3,979	3,771,767
Series 2016-C36, Class A3
2.807%	11/15/59	7,263	6,846,456
Series 2016-LC24, Class A3
2.684%	10/15/49	1,363	1,283,895
Series 2016-LC25, Class A4
3.640%	12/15/59	401	382,465
Series 2016-NXS06, Class A4
2.918%	11/15/49	15,000	14,044,266
Series 2017-C38, Class A4
3.190%	07/15/50	6,077	5,692,661
Series 2017-C40, Class A3
3.317%	10/15/50	1,330	1,253,683
Series 2017-C41, Class A3
3.210%	11/15/50	10,244	9,568,780
Series 2017-C42, Class A4
3.589%	12/15/50	510	467,018
Series 2017-RB01, Class A4
3.374%	03/15/50	3,397	3,166,059
Series 2019-C49, Class A3
3.749%	03/15/52	9,112	8,810,713
Series 2019-C52, Class A4
2.643%	08/15/52	12,939	11,575,470
Series 2021-C59, Class A5
2.626%	04/15/54	1,296	1,095,456
Series 2021-C60, Class A3
2.061%	08/15/54	3,000	2,499,911
Series 2021-C61, Class A4
2.658%	11/15/54	2,075	1,745,899

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-FCMT, Class E, 144A, 1 Month SOFR + 4.614% (Cap N/A, Floor 4.500%)
9.976%(c)	05/15/31	8,900	$7,899,288

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $1,703,668,079)			1,708,251,823

CORPORATE BONDS — 44.5%
Aerospace & Defense — 0.5%
BAE Systems PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.900%	02/15/31	2,230	1,833,363
Boeing Co. (The),
Sr. Unsec’d. Notes
2.700%	02/01/27	2,560	2,415,106
3.625%	02/01/31	32,710	30,409,823
3.825%	03/01/59(a)	1,540	1,143,263
3.850%	11/01/48	685	531,423
3.950%	08/01/59	2,455	1,884,989
5.150%	05/01/30	98	99,775
5.705%	05/01/40	3,792	3,930,222
5.930%	05/01/60	130	134,963
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes
6.950%	01/17/28	455	467,258
Gtd. Notes, 144A
6.950%	01/17/28	860	883,168
RTX Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28	1,015	991,534

			44,724,887

Agriculture — 1.2%
Altria Group, Inc.,
Gtd. Notes
3.400%	02/04/41	8,565	6,287,133
6.200%	11/01/28	24,700	25,935,037
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.259%	03/25/28	6,460	5,772,614
3.222%	08/15/24	57	56,095
3.557%	08/15/27	1,208	1,152,196
4.742%	03/16/32	344	330,283
4.906%	04/02/30	260	255,740
6.343%	08/02/30	3,092	3,236,241
6.421%	08/02/33(a)	9,150	9,581,003
BAT International Finance PLC (United Kingdom),
Gtd. Notes
4.448%	03/16/28	1,683	1,647,003
5.931%	02/02/29	14,280	14,805,830
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
5.125%	02/15/30	35,075	35,700,092
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
5.700%	08/15/35	6,196	6,082,706

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture (cont’d)
7.000%	08/04/41	415	$431,900

			111,273,873

Airlines — 0.4%
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29	330	307,641
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26	214	208,942
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.500%	10/20/25	983	968,463
4.750%	10/20/28	17,160	16,816,283
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,
Sr. Sec’d. Notes, 144A
6.500%	06/20/27	2,975	2,983,504
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27	16,005	16,078,642
United Airlines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.150%	10/11/25	843	839,337
United Airlines 2015-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.450%	06/01/29	1,173	1,088,316
United Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.100%	01/07/30	994	906,463
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.875%	04/07/30	767	685,257

			40,882,848

Auto Manufacturers — 0.9%
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43	6,325	5,224,830
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
4.000%	11/13/30	5,270	4,723,650
7.122%	11/07/33	5,790	6,237,435
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	04/01/35	2,705	2,582,861
5.150%	04/01/38	4,270	4,038,964
6.250%	10/02/43	21,525	22,020,662
6.600%	04/01/36	20	21,378
General Motors Financial Co., Inc.,
Gtd. Notes
4.300%	07/13/25	875	860,827
Sr. Unsec’d. Notes
2.900%	02/26/25	265	257,237
3.600%	06/21/30	7,485	6,804,629
4.300%	04/06/29	315	303,864
5.800%	06/23/28	10,580	10,876,480

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
6.500%	01/16/29	11,075	$11,696,775
Sr. Unsec’d. Notes, 144A, MTN
1.800%	01/10/28	135	118,417
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
4.700%	01/12/33(a)	4,933	5,066,091

			80,834,100

Banks — 14.1%
ABN AMRO Bank NV (Netherlands),
Sr. Non-Preferred Notes, 144A
6.339%(ff)	09/18/27	11,600	11,852,708
Sr. Non-Preferred Notes, 144A, MTN
6.575%(ff)	10/13/26	18,100	18,374,358
Australia & New Zealand Banking Group Ltd. (Australia),
Jr. Sub. Notes, 144A
6.750%(ff)	06/15/26(oo)	735	735,919
Banco do Brasil SA (Brazil),
Sr. Unsec’d. Notes, 144A
4.875%	01/11/29	1,040	1,016,122
Banco Santander SA (Spain),
Sr. Non-Preferred Notes
1.849%	03/25/26(a)	6,600	6,108,509
Bank of America Corp.,
Jr. Sub. Notes, Series JJ
5.125%(ff)	06/20/24(oo)	6,875	6,792,585
Jr. Sub. Notes, Series Z
6.500%(ff)	10/23/24(oo)	99	98,736
Sr. Unsec’d. Notes
2.299%(ff)	07/21/32	37,550	30,671,903
2.572%(ff)	10/20/32	200	165,916
2.687%(ff)	04/22/32	1,595	1,346,777
5.288%(ff)	04/25/34	10,195	10,223,692
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31	13,270	10,838,798
2.496%(ff)	02/13/31	48,784	41,926,925
3.194%(ff)	07/23/30	2,435	2,208,269
3.824%(ff)	01/20/28	2,725	2,620,152
4.078%(ff)	04/23/40(a)	14,560	12,770,875
4.271%(ff)	07/23/29	1,152	1,111,671
Sr. Unsec’d. Notes, Series N
2.651%(ff)	03/11/32	40,795	34,475,917
Sub. Notes, MTN
4.450%	03/03/26	6,250	6,176,377
Sub. Notes, Series L, MTN
3.950%	04/21/25	1,850	1,819,041
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.645%(ff)	06/24/31	11,025	9,259,975
2.894%(ff)	11/24/32	225	184,695
5.829%(ff)	05/09/27	15,520	15,636,982
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29	2,055	2,016,707
Sub. Notes
4.836%	05/09/28(a)	1,090	1,061,933

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
7.119%(ff)	06/27/34	30,205	$31,997,048
BNP Paribas SA (France),
Sr. Non-Preferred Notes, 144A
1.323%(ff)	01/13/27	4,855	4,478,784
1.675%(ff)	06/30/27(a)	1,840	1,683,358
1.904%(ff)	09/30/28	5,100	4,524,662
2.159%(ff)	09/15/29	7,225	6,275,845
2.219%(ff)	06/09/26	2,685	2,563,339
2.871%(ff)	04/19/32	1,565	1,322,332
3.132%(ff)	01/20/33	2,835	2,403,286
3.375%	01/09/25	305	298,391
Sr. Non-Preferred Notes, 144A, MTN
3.052%(ff)	01/13/31	5,500	4,819,907
Sr. Preferred Notes, 144A
5.335%(ff)	06/12/29	3,105	3,145,008
BPCE SA (France),
Sr. Non-Preferred Notes, 144A
2.277%(ff)	01/20/32	500	399,784
Sr. Non-Preferred Notes, 144A, MTN
3.500%	10/23/27	285	267,582
Sub. Notes, 144A, MTN
4.500%	03/15/25	1,275	1,250,339
4.875%	04/01/26	365	357,965
CaixaBank SA (Spain),
Sr. Non-Preferred Notes, 144A
6.684%(ff)	09/13/27	14,890	15,257,391
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.561%(ff)	05/01/32	13,975	11,665,133
2.572%(ff)	06/03/31	25,355	21,659,749
2.666%(ff)	01/29/31	16,065	13,944,907
2.976%(ff)	11/05/30	6,450	5,749,672
3.057%(ff)	01/25/33	4,240	3,618,580
3.668%(ff)	07/24/28	675	643,527
3.700%	01/12/26	655	639,709
3.785%(ff)	03/17/33	2,210	1,988,363
3.887%(ff)	01/10/28	2,335	2,259,020
3.980%(ff)	03/20/30(a)	15,620	14,819,277
4.075%(ff)	04/23/29(a)	24,921	24,006,353
Sub. Notes
4.125%	07/25/28	15	14,410
4.600%	03/09/26	1,105	1,090,914
Credit Agricole SA (France),
Sr. Non-Preferred Notes, 144A
6.316%(ff)	10/03/29(a)	15,290	16,052,925
Sr. Non-Preferred Notes, 144A, MTN
1.907%(ff)	06/16/26	7,920	7,517,209
Danske Bank A/S (Denmark),
Sr. Preferred Notes, 144A, MTN
6.259%(ff)	09/22/26	16,605	16,875,605
Deutsche Bank AG (Germany),
Sr. Non-Preferred Notes
2.311%(ff)	11/16/27	2,246	2,050,419
3.961%(ff)	11/26/25	1,140	1,121,332
6.720%(ff)	01/18/29	11,160	11,677,023
Sr. Non-Preferred Notes, SOFR + 1.219%
6.620%(c)	11/16/27	2,560	2,479,752

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sub. Notes
3.742%(ff)	01/07/33	6,345	$5,189,580
7.079%(ff)	02/10/34	13,501	13,855,933
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26	2,995	2,833,462
Fifth Third Bancorp,
Sr. Unsec’d. Notes
6.339%(ff)	07/27/29(a)	4,000	4,161,489
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.431%(ff)	03/09/27	1,525	1,405,813
1.992%(ff)	01/27/32	11,456	9,271,858
2.383%(ff)	07/21/32	50,770	41,744,570
2.600%	02/07/30	2,885	2,534,236
2.615%(ff)	04/22/32	5,438	4,564,577
2.650%(ff)	10/21/32	3,260	2,716,546
3.500%	04/01/25	435	425,627
3.750%	02/25/26	1,335	1,304,560
3.814%(ff)	04/23/29	74,490	70,761,805
3.850%	01/26/27	3,205	3,119,885
4.017%(ff)	10/31/38	7,432	6,487,628
4.223%(ff)	05/01/29	13,345	12,902,395
Sub. Notes
6.750%	10/01/37(a)	540	595,345
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
4.000%(ff)	03/09/26(oo)	200	183,000
4.700%(ff)	03/09/31(oo)	341	276,636
Sr. Unsec’d. Notes
4.292%(ff)	09/12/26	455	445,599
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
6.208%(ff)	08/21/29(a)	26,409	27,225,916
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
1.726%(ff)	04/01/27	700	647,285
3.550%	04/09/24(a)	455	452,440
Intesa Sanpaolo SpA (Italy),
Sr. Non-Preferred Notes, 144A
7.778%(ff)	06/20/54	4,410	4,523,731
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	08/01/24(oo)	3,970	3,907,065
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)	18,645	17,960,292
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25(oo)(a)	565	532,646
Sr. Unsec’d. Notes
1.953%(ff)	02/04/32	62,094	50,537,163
2.069%(ff)	06/01/29	8,300	7,358,636
2.525%(ff)	11/19/41	23,066	16,358,372
2.545%(ff)	11/08/32	1,806	1,508,673
2.580%(ff)	04/22/32	9,460	8,006,285
2.739%(ff)	10/15/30	214	190,298
2.963%(ff)	01/25/33	450	385,336
3.300%	04/01/26	650	628,841

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
3.509%(ff)	01/23/29	87	$82,362
3.782%(ff)	02/01/28	1,715	1,656,192
3.960%(ff)	01/29/27	545	532,393
4.005%(ff)	04/23/29	6,715	6,462,649
4.565%(ff)	06/14/30	657	642,751
6.087%(ff)	10/23/29	68,225	71,766,002
Sub. Notes
2.956%(ff)	05/13/31	112	98,519
JPMorgan Chase Bank NA,
Sr. Unsec’d. Notes
5.110%	12/08/26	215	217,029
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.750%	01/11/27	1,295	1,242,499
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.048%	07/17/30	266	223,544
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
5.667%(ff)	05/27/29	30,340	31,024,443
5.748%(ff)	07/06/34	7,315	7,568,860
Morgan Stanley,
Sr. Unsec’d. Notes
6.407%(ff)	11/01/29	30,020	31,837,212
Sr. Unsec’d. Notes, GMTN
2.239%(ff)	07/21/32(a)	6,490	5,303,123
2.699%(ff)	01/22/31	86,795	76,029,774
3.772%(ff)	01/24/29	1,220	1,163,288
3.875%	01/27/26(a)	1,285	1,258,924
4.431%(ff)	01/23/30	7,195	7,008,801
Sr. Unsec’d. Notes, MTN
1.794%(ff)	02/13/32	7,175	5,725,021
1.928%(ff)	04/28/32	21,740	17,467,925
2.511%(ff)	10/20/32	2,950	2,446,662
2.943%(ff)	01/21/33	6,530	5,550,179
3.125%	07/27/26	2,760	2,642,115
3.591%(cc)	07/22/28(a)	695	663,307
5.250%(ff)	04/21/34	9,940	9,929,737
Sub. Notes, GMTN
4.350%	09/08/26(a)	3,820	3,751,269
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
6.875%(ff)	10/20/34	10,415	11,566,040
Societe Generale SA (France),
Gtd. Notes, 144A
2.797%(ff)	01/19/28	5,880	5,454,510
Sr. Non-Preferred Notes, 144A
1.488%(ff)	12/14/26	1,350	1,242,775
2.889%(ff)	06/09/32	1,245	1,026,697
3.337%(ff)	01/21/33	6,695	5,592,832
Sr. Non-Preferred Notes, 144A, MTN
3.875%	03/28/24	16,080	15,997,691
6.447%(ff)	01/12/27	3,200	3,248,153
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.130%	07/08/30	524	440,400
2.696%	07/16/24	5,070	4,996,199

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sumitomo Mitsui Trust Bank Ltd. (Japan),
Sr. Unsec’d. Notes, 144A, MTN
0.850%	03/25/24	228	$225,634
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN
5.867%(ff)	06/08/34(a)	11,240	11,469,390
7.161%(ff)	10/30/29	9,640	10,402,527
U.S. Bancorp,
Jr. Sub. Notes
3.700%(ff)	01/15/27(oo)	8,620	6,802,332
Sr. Unsec’d. Notes
5.836%(ff)	06/12/34(a)	3,905	4,030,414
UBS Group AG (Switzerland),
Jr. Sub. Notes, 144A
4.375%(ff)	02/10/31(oo)	477	376,234
Sr. Unsec’d. Notes
3.750%	03/26/25	840	821,818
Sr. Unsec’d. Notes, 144A
2.193%(ff)	06/05/26	7,370	7,001,500
3.091%(ff)	05/14/32	1,190	1,012,988
3.126%(ff)	08/13/30	2,615	2,329,530
UniCredit SpA (Italy),
Sr. Non-Preferred Notes, 144A
2.569%(ff)	09/22/26	555	522,150
Sr. Preferred Notes, 144A
3.127%(ff)	06/03/32	425	357,327
Wells Fargo & Co.,
Sr. Unsec’d. Notes
5.389%(ff)	04/24/34	9,935	9,970,424
6.491%(ff)	10/23/34	29,940	32,607,343
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28	25,050	22,941,997
2.572%(ff)	02/11/31	28,043	24,247,158
2.879%(ff)	10/30/30	27,055	24,040,139
3.350%(ff)	03/02/33	3,235	2,829,132
4.897%(ff)	07/25/33	32,600	31,778,978
Westpac Banking Corp. (Australia),
Sub. Notes
2.894%(ff)	02/04/30	119	114,641

			1,331,159,498

Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.350%	06/01/40(a)	4,245	3,972,264
4.600%	04/15/48	231	219,158
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL (Guatemala),
Gtd. Notes, 144A
5.250%	04/27/29	280	262,231

			4,453,653

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
5.600%	03/02/43	11,320	11,705,933

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Building Materials — 0.0%
CEMEX Materials LLC (Mexico),
Gtd. Notes
7.700%	07/21/25	2,100	$2,147,250
Owens Corning,
Sr. Unsec’d. Notes
3.950%	08/15/29	795	758,153
Vulcan Materials Co.,
Sr. Unsec’d. Notes
3.500%	06/01/30	235	218,628

			3,124,031

Chemicals — 0.9%
Alpek SAB de CV (Mexico),
Gtd. Notes, 144A
3.250%	02/25/31	439	372,601
Braskem Idesa SAPI (Mexico),
Sr. Sec’d. Notes
6.990%	02/20/32	200	113,024
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes, 144A
4.500%	01/10/28(a)	4,120	3,345,440
4.500%	01/31/30	665	508,858
CF Industries, Inc.,
Gtd. Notes
5.150%	03/15/34	8,925	8,846,703
Eastman Chemical Co.,
Sr. Unsec’d. Notes
3.800%	03/15/25	858	843,336
FMC Corp.,
Sr. Unsec’d. Notes
5.650%	05/18/33(a)	20,000	19,877,798
Huntsman International LLC,
Sr. Unsec’d. Notes
4.500%	05/01/29	1,622	1,565,076
LYB International Finance BV,
Gtd. Notes
5.250%	07/15/43	1,480	1,415,362
LYB International Finance III LLC,
Gtd. Notes
3.375%	10/01/40	10,100	7,761,142
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.750%	04/15/24	1,293	1,290,354
MEGlobal BV (Kuwait),
Gtd. Notes, 144A, MTN
4.250%	11/03/26	1,051	1,014,215
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24	4,105	4,070,928
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
2.950%	05/13/30(a)	12,592	11,372,425
OCP SA (Morocco),
Sr. Unsec’d. Notes, 144A
3.750%	06/23/31	476	408,765
4.500%	10/22/25	479	465,828
5.125%	06/23/51	419	317,000

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
5.625%	04/25/24		777	$775,399
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes, 144A
1.875%	05/11/26		1,311	1,202,433
2.875%	05/11/31(a)		1,242	1,021,545
Sasol Financing USA LLC (South Africa),
Gtd. Notes
4.375%	09/18/26(a)		1,783	1,658,190
5.875%	03/27/24		9,380	9,306,836
6.500%	09/27/28		1,030	972,384
Yara International ASA (Brazil),
Sr. Unsec’d. Notes, 144A
3.148%	06/04/30		5,020	4,358,515
4.750%	06/01/28		830	806,187

				83,690,344

Commercial Services — 1.3%
Brown University,
Bonds, Series A
2.924%	09/01/50		10,165	7,378,686
California Institute of Technology,
Sr. Unsec’d. Notes
3.650%	09/01/2119		165	117,332
4.700%	11/01/2111		220	197,301
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
2.375%	09/25/26	EUR	4,377	4,632,138
Sr. Unsec’d. Notes, 144A, MTN
5.625%	09/25/48		1,558	1,490,679
Duke University,
Unsec’d. Notes, Series 2020
2.757%	10/01/50		4,250	2,990,680
Equifax, Inc.,
Sr. Unsec’d. Notes
5.100%	06/01/28		12,055	12,162,448
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.300%	12/01/26		12,861	12,333,487
3.800%	11/01/25		3,545	3,459,555
4.500%	02/15/45		625	567,173
4.900%	05/01/33		34,470	34,435,743
7.000%	10/15/37		2,200	2,566,041
Georgetown University (The),
Sr. Unsec’d. Notes
5.115%	04/01/53(a)		3,375	3,495,244
Unsec’d. Notes, Series A
5.215%	10/01/2118		188	180,393
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25		1,775	1,720,321
2.900%	05/15/30		266	233,756
2.900%	11/15/31		78	66,681
Johns Hopkins University,
Sr. Unsec’d. Notes, Series A
2.813%	01/01/60(a)		830	552,122

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
Leland Stanford Junior University (The),
Unsec’d. Notes
3.647%	05/01/48	1,775	$1,530,295
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116	4,103	3,255,709
4.678%	07/01/2114	1,869	1,809,027
Northwestern University,
Unsec’d. Notes, Series 2020
2.640%	12/01/50	3,325	2,307,813
President & Fellows of Harvard College,
Unsec’d. Notes
2.517%	10/15/50	1,210	820,696
3.150%	07/15/46	1,030	805,358
3.300%	07/15/56	120	91,488
Trustees of Princeton University (The),
Unsec’d. Notes, Series 2020
2.516%	07/01/50	25,000	17,246,984
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes
3.610%	02/15/2119	100	71,918
University of Chicago (The),
Unsec’d. Notes, Series 20B
2.761%	04/01/45	80	62,124
University of Southern California,
Sr. Unsec’d. Notes, Series A
3.226%	10/01/2120	80	50,594
Unsec’d. Notes, Series 2017
3.841%	10/01/47	970	828,480
Washington University (The),
Sr. Unsec’d. Notes
4.349%	04/15/2122	1,620	1,374,460
Yale University,
Unsec’d. Notes, Series 2020
1.482%	04/15/30	590	491,929
2.402%	04/15/50	6,500	4,282,504

			123,609,159

Computers — 0.2%
Leidos, Inc.,
Gtd. Notes
2.300%	02/15/31	2,425	2,028,279
4.375%	05/15/30	9,500	9,089,251
5.750%	03/15/33	3,550	3,694,922

			14,812,452

Cosmetics/Personal Care — 0.0%
Haleon US Capital LLC,
Gtd. Notes
3.625%	03/24/32	250	230,805

Diversified Financial Services — 0.7%
American Express Co.,
Jr. Sub. Notes
3.550%(ff)	09/15/26(oo)(a)	700	599,972
Sr. Unsec’d. Notes
6.489%(ff)	10/30/31	11,105	12,040,076

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
BOC Aviation Ltd. (China),
Sr. Unsec’d. Notes, 144A, MTN
3.500%	09/18/27		200	$189,724
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/24		1,690	1,670,294
Capital One Financial Corp.,
Sr. Unsec’d. Notes
7.624%(ff)	10/30/31		14,640	16,062,098
Charles Schwab Corp. (The),
Jr. Sub. Notes, Series K
5.000%(ff)	06/01/27(oo)		372	337,420
Sr. Unsec’d. Notes, SOFR Index + 1.050%
6.465%(c)	03/03/27		5,760	5,685,492
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25		3,830	3,741,869
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes
2.625%	10/15/31		9,020	7,479,612
6.500%	01/20/43		345	363,953
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.608%	07/14/31		1,670	1,377,217
2.710%	01/22/29(a)		7,920	7,008,569
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN
3.950%	04/23/30(a)		1,900	1,755,486
6.150%	12/06/28		200	208,702
Sr. Unsec’d. Notes, EMTN
3.750%	06/18/24		680	673,146
3.950%	04/23/30(a)		250	230,985
Sr. Unsec’d. Notes, GMTN
1.841%	09/21/28	EUR	1,150	1,109,478
3.350%	05/16/31		400	350,868
Salmon River Export LLC,
U.S. Gov’t. Gtd. Notes
2.193%	09/15/26		119	113,781
Western Union Co. (The),
Sr. Unsec’d. Notes
1.350%	03/15/26		4,969	4,573,712

				65,572,454

Electric — 1.6%
AEP Texas, Inc.,
Sr. Unsec’d. Notes
3.800%	10/01/47		1,575	1,188,790
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes
4.000%	12/01/46		111	93,535
Ameren Illinois Co.,
Sr. Sec’d. Notes
4.150%	03/15/46		975	842,951
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes
5.950%	11/01/32		131	139,901

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
American Transmission Systems, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	09/01/44	775	$719,577
Brazos Securitization LLC,
Sr. Sec’d. Notes, 144A
5.413%	09/01/52	200	206,542
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage
3.950%	03/01/48	590	501,986
CMS Energy Corp.,
Jr. Sub. Notes
4.750%(ff)	06/01/50	1,510	1,367,736
Comision Federal de Electricidad (Mexico),
Gtd. Notes
4.688%	05/15/29	4,000	3,761,250
Gtd. Notes, 144A
3.348%	02/09/31	2,663	2,203,632
3.875%	07/26/33	244	196,649
4.688%	05/15/29	7,063	6,641,427
Commonwealth Edison Co.,
First Mortgage
3.700%	03/01/45	475	384,169
4.000%	03/01/48	775	657,982
4.350%	11/15/45	1,080	946,882
6.450%	01/15/38	715	791,022
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
3.850%	06/15/46(a)	1,020	832,071
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series D
2.850%	08/15/26	405	381,866
DTE Energy Co.,
Sr. Unsec’d. Notes, Series C
2.529%	10/01/24	3,025	2,955,275
Duke Energy Corp.,
Jr. Sub. Notes
3.250%(ff)	01/15/82	7,865	6,156,460
Sr. Unsec’d. Notes
2.650%	09/01/26	1,385	1,314,270
Duke Energy Indiana LLC,
First Mortgage
5.400%	04/01/53	3,535	3,603,815
Duke Energy Ohio, Inc.,
First Mortgage
5.250%	04/01/33	3,505	3,615,115
Duke Energy Progress LLC,
First Mortgage
3.700%	10/15/46	690	540,556
Enel Finance International NV (Italy),
Gtd. Notes, 144A
3.500%	04/06/28	300	280,648
Entergy Louisiana LLC,
Collateral Trust
4.000%	03/15/33	2,255	2,104,277
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes
7.125%	02/11/25	200	199,813

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Sr. Unsec’d. Notes, 144A
7.125%	02/11/25	2,857	$2,854,322
Evergy Kansas Central, Inc.,
First Mortgage
5.700%	03/15/53	9,140	9,549,477
Evergy Metro, Inc.,
Mortgage
4.200%	03/15/48	915	771,642
Eversource Energy,
Sr. Unsec’d. Notes, Series H
3.150%	01/15/25	780	760,788
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25	660	647,745
5.450%	07/15/44	130	125,856
Florida Power & Light Co.,
First Mortgage
5.100%	04/01/33(a)	6,430	6,643,460
Hydro-Quebec (Canada),
Local Gov’t. Gtd. Notes, Series HE
8.625%	06/15/29	335	393,083
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
2.300%	06/01/30	4,155	3,559,373
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28	2,087	1,942,767
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes, 144A
2.750%	03/01/32	310	262,905
Mexico Generadora de Energia S de rl (Mexico),
Sr. Sec’d. Notes, 144A
5.500%	12/06/32	1,425	1,386,231
Narragansett Electric Co. (The),
Sr. Unsec’d. Notes, 144A
5.638%	03/15/40	697	702,861
Northern States Power Co.,
First Mortgage
3.600%	09/15/47	1,515	1,194,194
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A
2.000%	12/02/25	3,164	2,960,038
2.450%	12/02/27	2,625	2,362,253
NTPC Ltd. (India),
Sr. Unsec’d. Notes, EMTN
4.250%	02/26/26	850	837,191
Oglethorpe Power Corp.,
First Mortgage
3.750%	08/01/50	705	530,482
Ohio Power Co.,
Sr. Unsec’d. Notes
4.000%	06/01/49	1,250	1,020,789
Pacific Gas & Electric Co.,
First Mortgage
3.000%	06/15/28	152	138,540
3.300%	08/01/40	469	343,760
3.950%	12/01/47	2,590	1,903,896

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
4.250%	03/15/46		900	$693,464
4.500%	07/01/40		7,355	6,213,114
4.750%	02/15/44		13,195	11,026,831
4.950%	07/01/50		3,780	3,241,607
PacifiCorp,
First Mortgage
3.300%	03/15/51		2,500	1,737,097
4.100%	02/01/42		2,239	1,860,493
4.125%	01/15/49		6,000	4,870,977
4.150%	02/15/50		8,310	6,746,266
PECO Energy Co.,
First Mortgage
3.700%	09/15/47		2,120	1,716,809
First Ref. Mortgage
4.800%	10/15/43		910	845,157
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A
3.250%	03/15/28		3,263	3,037,968
5.150%	03/30/26(a)		2,450	2,445,339
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (Indonesia),
Sr. Unsec’d. Notes
2.875%	10/25/25	EUR	680	734,141
4.875%	07/17/49		200	175,313
Sr. Unsec’d. Notes, 144A
1.875%	11/05/31	EUR	2,376	2,126,611
Puget Energy, Inc.,
Sr. Sec’d. Notes
4.100%	06/15/30		5,685	5,217,794
San Diego Gas & Electric Co.,
First Mortgage
3.950%	11/15/41		375	312,731
Sempra,
Jr. Sub. Notes
4.125%(ff)	04/01/52		6,217	5,355,374
Southern California Edison Co.,
First Ref. Mortgage
3.900%	12/01/41		1,492	1,220,654
4.000%	04/01/47		6,075	4,983,580
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41		345	325,660
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.700%	01/30/27		6,355	6,026,371

				154,433,201

Electronics — 0.1%
Amphenol Corp.,
Sr. Unsec’d. Notes
4.750%	03/30/26		4,485	4,491,465
TD SYNNEX Corp.,
Sr. Unsec’d. Notes
1.750%	08/09/26		7,470	6,780,890

				11,272,355

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Energy-Alternate Sources — 0.0%
Empresa Generadora de Electricidad Haina SA (Dominican Republic),
Sr. Unsec’d. Notes, 144A
5.625%	11/08/28	265	$240,856

Engineering & Construction — 0.3%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes
4.250%	10/31/26	439	422,770
Sr. Sec’d. Notes, 144A
3.875%	04/30/28	2,665	2,496,172
4.250%	10/31/26	2,251	2,167,781
5.500%	10/31/46	1,883	1,614,804
5.500%	07/31/47	20,583	17,684,502

			24,386,029

Entertainment — 0.4%
GENM Capital Labuan Ltd. (Malaysia),
Gtd. Notes, 144A
3.882%	04/19/31	307	261,430
Warnermedia Holdings, Inc.,
Gtd. Notes
5.050%	03/15/42(a)	8,984	7,921,008
5.141%	03/15/52	36,810	31,672,778

			39,855,216

Foods — 0.6%
Aragvi Finance International DAC (Moldova),
Sr. Sec’d. Notes, 144A
8.450%	04/29/26	200	136,000
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg Sarl,
Gtd. Notes, 144A
6.750%	03/15/34	14,800	15,606,072
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes
3.000%	05/15/32	3,485	2,827,196
3.625%	01/15/32	225	191,727
5.125%	02/01/28	2,700	2,679,181
5.750%	04/01/33	100	98,729
Kraft Heinz Foods Co.,
Gtd. Notes
4.375%	06/01/46	7,290	6,380,626
4.625%	10/01/39	920	858,598
5.000%	06/04/42	2,032	1,964,109
6.500%	02/09/40	2,950	3,312,646
Mars, Inc.,
Gtd. Notes, 144A
3.950%	04/01/44	815	693,202
Pilgrim’s Pride Corp.,
Gtd. Notes
3.500%	03/01/32	3,775	3,198,125
4.250%	04/15/31	8,245	7,448,724
6.250%	07/01/33(a)	6,570	6,760,019

			52,154,954

Forest Products & Paper — 0.1%
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes
4.250%	04/30/29(a)	5,000	4,615,625

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Forest Products & Paper (cont’d.)
4.500%	08/01/24		225	$221,836
Georgia-Pacific LLC,
Sr. Unsec’d. Notes
7.375%	12/01/25		1,220	1,269,116
Inversiones CMPC SA (Chile),
Gtd. Notes, 144A
3.850%	01/13/30		1,557	1,434,873
Suzano Austria GmbH (Brazil),
Gtd. Notes
3.750%	01/15/31		6,020	5,265,619

				12,807,069

Gas — 0.1%
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.150%	08/01/27		641	597,957
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
5.850%	01/15/41		405	426,639
KeySpan Gas East Corp.,
Unsec’d. Notes, 144A
2.742%	08/15/26		139	129,503
NiSource, Inc.,
Sr. Unsec’d. Notes
3.600%	05/01/30		179	167,005
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/29		2,080	1,946,024
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	06/01/43		1,550	1,314,525

				4,581,653

Hand/Machine Tools — 0.1%
Regal Rexnord Corp.,
Gtd. Notes, 144A
6.050%	02/15/26		5,930	5,993,272
6.050%	04/15/28		74	74,992

				6,068,264

Healthcare-Products — 0.1%
Alcon Finance Corp. (Switzerland),
Gtd. Notes, 144A
2.600%	05/27/30		200	173,361
2.750%	09/23/26		200	188,040
5.375%	12/06/32		200	206,294
Boston Scientific Corp.,
Sr. Unsec’d. Notes
2.650%	06/01/30		5,675	5,070,846
Medtronic Global Holdings SCA,
Gtd. Notes
1.375%	10/15/40	EUR	995	806,083
2.250%	03/07/39	EUR	339	319,226
Stryker Corp.,
Sr. Unsec’d. Notes
2.125%	11/30/27	EUR	430	459,319

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Products (cont’d.)
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39	EUR	1,340	$1,125,546
1.875%	10/01/49	EUR	885	696,054

				9,044,769

Healthcare-Services — 1.8%
AdventHealth Obligated Group,
Unsec’d. Notes, Series E
2.795%	11/15/51		1,382	939,134
Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes
3.387%	10/15/49		105	80,273
4.272%	08/15/48		1,320	1,179,715
Unsec’d. Notes, Series 2020
2.211%	06/15/30		1,455	1,249,596
3.008%	06/15/50		2,445	1,743,206
Aetna, Inc.,
Sr. Unsec’d. Notes
4.500%	05/15/42		1,043	920,416
6.750%	12/15/37		2,170	2,437,992
Ascension Health,
Sr. Unsec’d. Notes
3.945%	11/15/46		315	271,359
Sr. Unsec’d. Notes, Series B
2.532%	11/15/29		745	666,191
3.106%	11/15/39		2,480	1,950,841
BayCare Health System, Inc.,
Sr. Unsec’d. Notes, Series 2020
3.831%	11/15/50		1,411	1,176,570
Bon Secours Mercy Health, Inc.,
Sec’d. Notes, Series 20-2
2.095%	06/01/31		1,190	975,617
Cleveland Clinic Foundation (The),
Unsec’d. Notes
4.858%	01/01/2114		415	390,398
CommonSpirit Health,
Sr. Sec’d. Notes
2.760%	10/01/24		8,230	8,050,414
Elevance Health, Inc.,
Sr. Unsec’d. Notes
5.950%	12/15/34(a)		5,100	5,475,978
Hackensack Meridian Health, Inc.,
Sec’d. Notes, Series 2020
2.675%	09/01/41		4,200	2,993,406
HCA, Inc.,
Gtd. Notes
4.125%	06/15/29		93	88,992
4.375%	03/15/42		447	378,511
4.500%	02/15/27		10,265	10,158,796
5.000%	03/15/24(a)		3,380	3,373,093
5.375%	02/01/25		1,405	1,404,423
5.625%	09/01/28		42	42,983
Health Care Service Corp. A Mutual Legal Reserve Co.,
Sr. Unsec’d. Notes, 144A
2.200%	06/01/30		12,560	10,715,143

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Indiana University Health, Inc. Obligated Group,
Sec’d. Notes
3.970%	11/01/48	1,085	$933,495
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47	3,785	3,346,859
Gtd. Notes, Series 2019
3.266%	11/01/49	80	60,178
Unsec’d. Notes, Series 2021
2.810%	06/01/41	965	724,961
Mayo Clinic,
Unsec’d. Notes, Series 2016
4.128%	11/15/52	1,490	1,327,106
Unsec’d. Notes, Series 2021
3.196%	11/15/61	2,225	1,562,545
Memorial Sloan-Kettering Cancer Center,
Unsec’d. Notes, Series 2020
2.955%	01/01/50	4,415	3,127,551
Methodist Hospital (The),
Unsec’d. Notes, Series 20A
2.705%	12/01/50	3,325	2,220,075
Montefiore Obligated Group,
Unsec’d. Notes
4.287%	09/01/50	885	545,536
New York & Presbyterian Hospital (The),
Unsec’d. Notes
4.063%	08/01/56	835	706,007
Unsec’d. Notes, Series 2019
3.954%	08/01/2119	5,095	3,760,762
NYU Langone Hospitals,
Sec’d. Notes
4.368%	07/01/47	9,810	8,763,568
OhioHealth Corp.,
Unsec’d. Notes, Series 2020
3.042%	11/15/50	245	180,543
Orlando Health Obligated Group,
Sr. Unsec’d. Notes
3.327%	10/01/50	2,276	1,689,877
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2018
4.787%	11/15/48	150	131,101
Piedmont Healthcare, Inc.,
Sec’d. Notes
2.864%	01/01/52	2,155	1,435,819
Sec’d. Notes, Series 2042
2.719%	01/01/42	2,720	1,940,153
Presbyterian Healthcare Services,
Unsec’d. Notes
4.875%	08/01/52	949	937,948
Providence St. Joseph Health Obligated Group,
Sr. Unsec’d. Notes
5.403%	10/01/33	19,125	19,484,387
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.800%	06/30/31	2,686	2,345,496
3.500%	03/30/25	1,650	1,614,990
5.750%	01/30/40	1,126	1,110,036

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Sutter Health,
Unsec’d. Notes
5.164%	08/15/33		6,644	$6,770,548
Texas Health Resources,
Sec’d. Notes
4.330%	11/15/55		355	319,857
Sec’d. Notes, Series 2019
3.372%	11/15/51		235	175,850
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.050%	05/15/41		740	579,253
4.625%	11/15/41		2,575	2,464,420
5.200%	04/15/63		38,760	39,615,900
UPMC,
Sec’d. Notes
5.377%	05/15/43		2,870	2,914,292
Willis-Knighton Medical Center,
Sec’d. Notes, Series 2018
4.813%	09/01/48		315	281,129

				167,733,289

Insurance — 0.6%
Aon Corp.,
Gtd. Notes
3.750%	05/02/29		212	202,858
Arch Capital Finance LLC,
Gtd. Notes
5.031%	12/15/46		950	888,930
Arch Capital Group US, Inc.,
Gtd. Notes
5.144%	11/01/43		1,185	1,125,703
CNA Financial Corp.,
Sr. Unsec’d. Notes
3.900%	05/01/29		420	402,259
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes
3.900%	04/05/32		184	166,685
4.350%	04/05/42		27	22,874
4.400%	04/05/52		78	65,439
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes
4.868%	06/01/44		2,230	2,045,598
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes
3.375%	03/03/31		17,542	15,396,684
4.850%	04/17/28		2,983	2,936,692
5.625%	08/16/32(a)		2,062	2,058,033
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24	EUR	1,410	1,546,623
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.569%	02/01/29		26,283	25,723,940
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37		730	772,091
7.000%	06/15/40		1,625	1,828,057

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Markel Group, Inc.,
Sr. Unsec’d. Notes
4.150%	09/17/50		1,310	$1,065,010
5.000%	03/30/43		250	221,847
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
3.625%	09/30/59		596	445,438
Principal Financial Group, Inc.,
Gtd. Notes
4.625%	09/15/42		80	73,123
Sompo International Holdings Ltd. (Bermuda),
Sr. Unsec’d. Notes
7.000%	07/15/34		510	554,408
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		2,915	2,764,217
6.850%	12/16/39		84	96,988

				60,403,497

Internet — 0.1%
Prosus NV (China),
Gtd. Notes, 144A
4.850%	07/06/27		1,840	1,768,700
Sr. Unsec’d. Notes
4.193%	01/19/32		200	171,750
Sr. Unsec’d. Notes, 144A
3.680%	01/21/30		200	173,875
United Group BV (Slovenia),
Sr. Sec’d. Notes
3.625%	02/15/28	EUR	4,900	4,979,744
Sr. Sec’d. Notes, 144A
5.250%	02/01/30	EUR	6,025	6,273,006

				13,367,075

Iron/Steel — 0.0%
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes
3.250%	01/15/31		135	122,509
3.450%	04/15/30		805	743,280

				865,789

Lodging — 0.3%
Gohl Capital Ltd. (Malaysia),
Gtd. Notes
4.250%	01/24/27		1,810	1,729,681
Marriott International, Inc.,
Sr. Unsec’d. Notes
4.900%	04/15/29(a)		2,150	2,163,826
5.450%	09/15/26		7,660	7,793,764
Sr. Unsec’d. Notes, Series FF
4.625%	06/15/30		1,610	1,583,003
Sr. Unsec’d. Notes, Series GG
3.500%	10/15/32		173	154,257
Sr. Unsec’d. Notes, Series II
2.750%	10/15/33		4,625	3,817,172

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging (cont’d.)
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
4.300%	01/08/26	1,800	$1,728,562
5.375%	08/08/25	689	677,804
5.650%	08/08/28	2,904	2,864,796
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.625%	08/26/28(a)	1,068	986,899

			23,499,764

Machinery-Diversified — 0.3%
CNH Industrial Capital LLC,
Gtd. Notes
4.550%	04/10/28	10,940	10,795,455
5.500%	01/12/29(a)	9,205	9,490,489
CNH Industrial NV (United Kingdom),
Sr. Unsec’d. Notes, MTN
3.850%	11/15/27	86	83,006
Flowserve Corp.,
Sr. Unsec’d. Notes
2.800%	01/15/32	4,025	3,333,826
Nordson Corp.,
Sr. Unsec’d. Notes
5.600%	09/15/28(a)	3,110	3,230,166
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
4.700%	09/15/28	1,345	1,330,349

			28,263,291

Media — 1.1%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.700%	04/01/51	750	488,460
3.900%	06/01/52	24,435	16,448,801
4.800%	03/01/50	300	233,500
5.050%	03/30/29	7,445	7,371,807
5.375%	04/01/38	2,955	2,671,807
5.375%	05/01/47	1,805	1,539,705
6.384%	10/23/35	6,090	6,183,266
6.484%	10/23/45	5,888	5,784,471
Comcast Corp.,
Gtd. Notes
3.750%	04/01/40	5,035	4,332,007
3.950%	10/15/25	670	661,364
5.500%	05/15/64	19,010	20,038,403
Cox Communications, Inc.,
Gtd. Notes, 144A
5.450%	09/15/28	20,090	20,522,631
Sr. Unsec’d. Notes, 144A
2.600%	06/15/31	4,225	3,575,501
3.150%	08/15/24	845	830,074
Discovery Communications LLC,
Gtd. Notes
4.000%	09/15/55	2,044	1,453,877
4.650%	05/15/50	115	92,612

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
5.300%	05/15/49	14,345	$12,396,259

			104,624,545

Mining — 1.4%
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.750%	05/01/43	370	395,954
Barrick PD Australia Finance Pty Ltd. (Canada),
Gtd. Notes
5.950%	10/15/39	4,835	5,183,378
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
5.250%	09/08/33	15,000	15,517,354
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A
6.200%	04/14/52	262	259,626
Sr. Unsec’d. Notes, 144A, MTN
5.315%	04/14/32	3,282	3,210,206
Kinross Gold Corp. (Canada),
Gtd. Notes
4.500%	07/15/27	925	903,832
Sr. Unsec’d. Notes, 144A
6.250%	07/15/33	49,540	51,888,454
Newmont Corp.,
Gtd. Notes
2.250%	10/01/30	17,476	15,103,347
2.600%	07/15/32(a)	37,000	31,638,495
South32 Treasury Ltd. (Australia),
Gtd. Notes, 144A
4.350%	04/14/32	4,309	3,860,654

			127,961,300

Miscellaneous Manufacturing — 0.2%
Teledyne Technologies, Inc.,
Gtd. Notes
2.750%	04/01/31	13,010	11,322,880
Textron, Inc.,
Sr. Unsec’d. Notes
2.450%	03/15/31(a)	5,450	4,641,370

			15,964,250

Multi-National — 0.0%
Inter-American Development Bank (Supranational Bank),
Notes
6.800%	10/15/25	675	699,733

Oil & Gas — 3.3%
Aker BP ASA (Norway),
Gtd. Notes, 144A
3.100%	07/15/31	16,405	14,022,195
Sr. Unsec’d. Notes, 144A
2.000%	07/15/26	4,506	4,156,842
3.750%	01/15/30	10,000	9,140,950
5.600%	06/13/28	7,125	7,235,800
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
4.375%(ff)	06/22/25(oo)	11,465	11,267,066

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.250%	03/15/38	2,975	$3,112,118
6.450%	06/30/33	2,760	2,952,073
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.750%	02/15/52	360	263,067
5.250%	06/15/37	5,941	5,612,564
5.400%	06/15/47(a)	693	651,945
6.750%	11/15/39	542	587,184
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25	2,220	2,215,567
ConocoPhillips Co.,
Gtd. Notes
4.150%	11/15/34	165	153,848
4.300%	11/15/44	580	519,728
5.050%	09/15/33(a)	18,369	18,900,318
Continental Resources, Inc.,
Gtd. Notes, 144A
2.268%	11/15/26	745	685,906
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41	4,475	4,328,246
Diamondback Energy, Inc.,
Gtd. Notes
3.250%	12/01/26	26,444	25,656,140
6.250%	03/15/33	28,411	30,416,367
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
6.875%	04/29/30	3,849	3,791,265
8.625%	01/19/29	11,055	11,787,394
8.875%	01/13/33	6,400	6,938,000
Energean PLC (Egypt),
Sr. Sec’d. Notes, 144A
6.500%	04/30/27(a)	278	251,069
Energian Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
4.875%	03/30/26(a)	3,699	3,400,768
5.375%	03/30/28(a)	7,860	6,889,781
5.875%	03/30/31	140	117,906
EQT Corp.,
Sr. Unsec’d. Notes
3.900%	10/01/27	118	112,971
Sr. Unsec’d. Notes, 144A
3.125%	05/15/26	3,970	3,767,216
3.625%	05/15/31	77	68,747
Equinor ASA (Norway),
Gtd. Notes
3.700%	04/06/50	305	250,928
7.150%	11/15/25	3,780	3,909,192
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes
2.900%	09/29/31	5,325	4,469,061
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes
3.500%	04/14/33	400	332,125

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Sr. Unsec’d. Notes, 144A
4.750%	04/19/27		200	$194,770
Leviathan Bond Ltd. (Israel),
Sr. Sec’d. Notes, 144A
6.125%	06/30/25		1,069	1,031,592
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
3.800%	04/01/28		16,930	16,185,325
4.750%	09/15/44		136	121,795
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
7.500%	05/01/31		764	857,050
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, EMTN
6.500%	11/07/48		200	221,813
Petrobras Global Finance BV (Brazil),
Gtd. Notes
6.625%	01/16/34	GBP	3,660	4,436,343
Gtd. Notes, EMTN
6.250%	12/14/26	GBP	1,515	1,932,543
Petroleos Mexicanos (Mexico),
Gtd. Notes
3.625%	11/24/25	EUR	4,670	4,829,365
4.500%	01/23/26		1,088	1,013,929
4.750%	02/26/29	EUR	6,423	5,807,614
5.950%	01/28/31		5,126	4,067,481
6.350%	02/12/48		1,767	1,120,790
6.490%	01/23/27		2,123	1,980,122
6.500%	03/13/27		8,317	7,729,612
6.500%	01/23/29		2,335	2,056,259
6.625%	06/15/35		134	101,924
6.700%	02/16/32		3,400	2,813,500
6.840%	01/23/30		5,728	4,913,478
6.875%	10/16/25		131	128,821
7.690%	01/23/50		586	416,793
10.000%	02/07/33(a)		480	479,040
Gtd. Notes, EMTN
3.750%	02/21/24	EUR	3,075	3,375,127
4.875%	02/21/28	EUR	8,395	8,064,347
Gtd. Notes, MTN
6.750%	09/21/47		806	527,326
8.750%	06/02/29(a)		195	187,883
Phillips 66 Co.,
Gtd. Notes
3.605%	02/15/25		985	967,975
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.900%	08/15/30		1,690	1,436,290
2.150%	01/15/31		6,545	5,571,857
5.100%	03/29/26		7,225	7,275,588
SA Global Sukuk Ltd. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
2.694%	06/17/31		200	176,750
Santos Finance Ltd. (Australia),
Gtd. Notes, 144A
3.649%	04/29/31		19,302	16,727,632
6.875%	09/19/33		8,210	8,686,664

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Sinopec Group Overseas Development 2014 Ltd. (China),
Gtd. Notes, 144A
4.375%	04/10/24(a)	814	$811,711
State Oil Co. of the Azerbaijan Republic (Azerbaijan),
Sr. Unsec’d. Notes
6.950%	03/18/30	650	682,703
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.750%	03/04/51	270	200,436
6.500%	06/15/38	1,108	1,181,016
6.800%	05/15/38	1,385	1,504,646
Thaioil Treasury Center Co. Ltd. (Thailand),
Gtd. Notes, 144A, MTN
4.875%	01/23/43	1,247	1,076,049

			308,858,306

Oil & Gas Services — 0.1%
Cameron International Corp.,
Gtd. Notes
5.950%	06/01/41	1,330	1,340,800
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.900%	05/17/28	6,297	6,114,907

			7,455,707

Packaging & Containers — 0.1%
Berry Global, Inc.,
Sr. Sec’d. Notes, 144A
5.500%	04/15/28(a)	9,455	9,572,252

Pharmaceuticals — 1.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.800%	03/15/25	1,230	1,214,465
4.050%	11/21/39	25,675	23,219,856
4.700%	05/14/45	1,745	1,665,541
4.850%	06/15/44	165	160,742
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.250%	12/15/25	1,875	1,825,774
4.375%	12/15/28	20,000	19,037,821
4.625%	06/25/38	625	538,632
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.350%	11/13/40	870	607,303
4.625%	05/15/44	675	630,760
Cencora, Inc.,
Sr. Unsec’d. Notes
3.250%	03/01/25	470	460,006
Cigna Group (The),
Sr. Unsec’d. Notes
3.200%	03/15/40	2,120	1,658,436
CVS Health Corp.,
Sr. Unsec’d. Notes
2.700%	08/21/40	23,770	16,987,092
3.250%	08/15/29	16,049	14,944,206
5.875%	06/01/53	930	979,856

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Mylan, Inc.,
Gtd. Notes
5.400%	11/29/43	2,200	$1,910,514
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
3.025%	07/09/40	750	575,485
Utah Acquisition Sub, Inc.,
Gtd. Notes
5.250%	06/15/46	7,345	6,125,327
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40	26,215	19,541,797
4.000%	06/22/50	4,095	2,881,981

			114,965,594

Pipelines — 3.6%
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31	1,400	1,253,533
Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp.,
Gtd. Notes, 144A
4.150%	08/15/26(a)	7,555	7,343,781
Columbia Pipelines Operating Co. LLC,
Sr. Unsec’d. Notes, 144A
6.036%	11/15/33	23,200	24,321,416
DCP Midstream Operating LP,
Gtd. Notes
3.250%	02/15/32	5,000	4,340,218
5.600%	04/01/44	1,900	1,855,756
5.625%	07/15/27	7,900	8,099,380
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes
4.600%	12/15/44	165	140,792
Enbridge, Inc. (Canada),
Gtd. Notes
4.250%	12/01/26	117	115,332
5.700%	03/08/33	15,000	15,652,556
Sub. Notes
8.500%(ff)	01/15/84	15,065	16,007,637
Energy Transfer LP,
Sr. Unsec’d. Notes
4.950%	06/15/28	3,980	3,970,659
5.300%	04/15/47	270	248,627
5.400%	10/01/47	5,353	4,995,456
5.550%	02/15/28	64	65,427
5.750%	02/15/33	197	203,573
5.875%	01/15/24(a)	1,025	1,024,749
6.000%	06/15/48	6,575	6,644,083
6.100%	12/01/28(a)	13,000	13,686,232
6.100%	02/15/42	2,565	2,569,321
6.125%	12/15/45	210	212,436
6.250%	04/15/49	2,640	2,738,303
6.400%	12/01/30	7,665	8,199,618
6.550%	12/01/33	16,730	18,171,005
Enterprise Products Operating LLC,
Gtd. Notes
5.950%	02/01/41	540	580,774

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
6.125%	10/15/39	790	$864,104
Gtd. Notes, 3 Month SOFR + 3.039%
8.416%(c)	06/01/67	12,000	11,455,830
Fermaca Enterprises S de RL de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.375%	03/30/38	2,093	2,013,123
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
2.300%	10/01/31	6,650	5,453,619
2.550%	07/01/30	3,725	3,190,033
Gulfstream Natural Gas System LLC,
Sr. Unsec’d. Notes, 144A
6.190%	11/01/25	625	628,881
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.700%	11/01/42	540	463,847
5.400%	09/01/44	186	174,517
5.500%	03/01/44	3,798	3,612,742
Kinder Morgan, Inc.,
Gtd. Notes
3.250%	08/01/50	3,135	2,102,677
5.050%	02/15/46	5,840	5,226,671
5.550%	06/01/45(a)	540	521,407
Magellan Midstream Partners LP,
Gtd. Notes
3.200%	03/15/25	1,875	1,823,930
MPLX LP,
Sr. Unsec’d. Notes
4.500%	04/15/38	855	761,281
4.700%	04/15/48	1,145	989,208
4.875%	06/01/25	1,785	1,774,181
4.950%	03/14/52	4	3,572
5.200%	03/01/47	6,580	6,118,705
Northern Natural Gas Co.,
Sr. Unsec’d. Notes, 144A
3.400%	10/16/51	2,900	2,040,952
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37	3,955	4,362,000
ONEOK, Inc.,
Gtd. Notes
3.100%	03/15/30	1,000	898,407
3.400%	09/01/29	1,720	1,584,653
4.450%	09/01/49	1,088	913,049
4.500%	03/15/50	900	754,441
4.950%	07/13/47	1,120	1,003,580
5.200%	07/15/48(a)	1,855	1,740,710
6.050%	09/01/33	16,190	17,135,834
6.350%	01/15/31	2,370	2,530,506
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29	41	37,746
3.800%	09/15/30	308	283,698
Southern Gas Corridor CJSC (Azerbaijan),
Gov’t. Gtd. Notes
6.875%	03/24/26	200	202,813

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Gov’t. Gtd. Notes, 144A
6.875%	03/24/26	260	$263,656
Targa Resources Corp.,
Gtd. Notes
4.200%	02/01/33	57	52,483
4.950%	04/15/52(a)	1,443	1,268,028
6.125%	03/15/33	2,070	2,183,165
6.500%	03/30/34(a)	9,095	9,836,349
6.500%	02/15/53	6,051	6,554,039
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.500%	03/01/30	3,370	3,366,531
Western Midstream Operating LP,
Sr. Unsec’d. Notes
4.050%	02/01/30	12,696	11,889,226
4.500%	03/01/28(a)	16,590	16,063,113
4.750%	08/15/28	3,000	2,933,440
6.150%	04/01/33(a)	8,120	8,437,094
6.350%	01/15/29	3,981	4,158,985
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
2.600%	03/15/31	5,152	4,410,661
3.500%	10/15/51	2,050	1,502,376
4.000%	09/15/25(a)	2,190	2,149,950
4.300%	03/04/24	2,275	2,268,586
4.650%	08/15/32	8,280	8,090,695
4.900%	01/15/45	2,882	2,623,630
5.100%	09/15/45	575	541,987
5.300%	08/15/28	9,328	9,550,267
5.300%	08/15/52	2,635	2,557,603
5.400%	03/04/44	2,840	2,768,178
Sr. Unsec’d. Notes, Series A
7.500%	01/15/31	7,802	8,798,457

			335,375,880

Real Estate — 0.0%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A
2.500%	10/15/31	4,250	3,428,005

Real Estate Investment Trusts (REITs) — 3.1%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
2.950%	03/15/34	2,815	2,348,961
American Tower Corp.,
Sr. Unsec’d. Notes
1.500%	01/31/28	4,250	3,716,008
3.950%	03/15/29	8,148	7,787,473
5.800%	11/15/28(a)	9,495	9,882,481
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
2.250%	04/01/28	1,740	1,545,220
2.500%	08/16/31	5,150	4,325,653
3.900%	03/15/27	1,305	1,243,612
4.050%	07/01/30	13,512	12,681,196
4.125%	05/15/29	3,500	3,332,087

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Broadstone Net Lease LLC,
Gtd. Notes
2.600%	09/15/31	4,780	$3,710,822
Corporate Office Properties LP,
Gtd. Notes
2.750%	04/15/31	14,685	11,965,196
2.900%	12/01/33	1,545	1,214,233
Crown Castle, Inc.,
Sr. Unsec’d. Notes
4.800%	09/01/28	12,380	12,224,076
5.000%	01/11/28(a)	24,515	24,439,924
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
4.000%	01/15/31(a)	510	459,502
5.250%	06/01/25(a)	3,715	3,704,689
5.375%	04/15/26	12,160	12,104,936
Healthpeak OP LLC,
Gtd. Notes
2.875%	01/15/31	2,955	2,560,625
5.250%	12/15/32	26,330	26,654,554
Highwoods Realty LP,
Sr. Unsec’d. Notes
2.600%	02/01/31	1,475	1,147,756
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series J
2.900%	12/15/31	4,420	3,714,104
Invitation Homes Operating Partnership LP,
Gtd. Notes
2.000%	08/15/31	1,000	795,085
2.300%	11/15/28	4,800	4,273,854
Kimco Realty OP LLC,
Gtd. Notes
2.700%	10/01/30(a)	6,235	5,406,944
4.600%	02/01/33(a)	2,000	1,929,658
6.400%	03/01/34	3,380	3,710,962
Realty Income Corp.,
Sr. Unsec’d. Notes
3.100%	12/15/29	13,130	12,051,692
3.250%	01/15/31(a)	3,100	2,819,513
3.400%	01/15/28	8,390	7,983,950
4.700%	12/15/28	7,670	7,727,713
4.850%	03/15/30	5,205	5,237,429
Spirit Realty LP,
Gtd. Notes
2.700%	02/15/32	3,700	3,101,310
3.400%	01/15/30	17,934	16,328,453
Sun Communities Operating LP,
Gtd. Notes
2.300%	11/01/28	2,800	2,456,554
2.700%	07/15/31	29,515	24,608,408
4.200%	04/15/32	5,125	4,679,449
5.700%	01/15/33	1,860	1,891,921
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.500%	02/15/25(a)	545	530,762
4.125%	08/15/30	20	18,324
4.250%	12/01/26	305	293,494

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
4.500%	09/01/26	3,406	$3,303,179
4.625%	06/15/25	651	639,930
4.625%	12/01/29	375	354,029
5.625%	05/01/24	2,815	2,808,421
5.750%	02/01/27	65	65,325
Welltower OP LLC,
Gtd. Notes
2.800%	06/01/31	20,195	17,633,798
3.100%	01/15/30	3,400	3,069,220
WP Carey, Inc.,
Sr. Unsec’d. Notes
2.250%	04/01/33	13,255	10,358,153

			294,840,638

Retail — 0.1%
AutoNation, Inc.,
Sr. Unsec’d. Notes
2.400%	08/01/31	2,435	1,961,586
4.750%	06/01/30	805	776,894
AutoZone, Inc.,
Sr. Unsec’d. Notes
1.650%	01/15/31	530	430,816
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.200%	05/15/28	2,910	2,847,544
Falabella SA (Chile),
Sr. Unsec’d. Notes, 144A
4.375%	01/27/25	200	192,902
Genuine Parts Co.,
Sr. Unsec’d. Notes
6.500%	11/01/28	4,880	5,184,719

			11,394,461

Semiconductors — 0.4%
Broadcom, Inc.,
Gtd. Notes, 144A
2.450%	02/15/31	195	166,833
3.500%	02/15/41	16,350	12,976,032
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35	2,075	1,704,172
3.187%	11/15/36	12,390	10,055,074
3.419%	04/15/33	5,000	4,392,293
3.469%	04/15/34	163	141,877
Marvell Technology, Inc.,
Sr. Unsec’d. Notes
5.750%	02/15/29	7,970	8,246,082
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes
2.500%	05/11/31(a)	3,545	3,003,501
3.400%	05/01/30	500	458,685

			41,144,549

Software — 0.4%
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
3.100%	03/01/41	4,460	3,317,418

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software (cont’d.)
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.500%	07/01/29(a)	16,415	$15,460,192
5.450%	03/02/28	5,380	5,545,328
Microsoft Corp.,
Sr. Unsec’d. Notes
2.525%	06/01/50	16	10,945
2.921%	03/17/52	29	21,363
Oracle Corp.,
Sr. Unsec’d. Notes
3.600%	04/01/50	17,580	13,020,052
3.950%	03/25/51	2,050	1,611,356
6.150%	11/09/29	73	78,470

			39,065,124

Telecommunications — 2.3%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.550%	12/01/33	650	530,304
3.500%	06/01/41	14,600	11,603,608
3.500%	09/15/53	9,478	6,896,030
3.550%	09/15/55	2,264	1,632,294
3.650%	09/15/59	23,320	16,748,990
4.500%	05/15/35	620	588,079
5.400%	02/15/34(a)	50,000	51,592,467
Digicel Group Holdings Ltd. (Jamaica),
Sr. Sec’d. Notes, Series 1A14, 144A (original cost $357,074; purchased 11/14/23)(f)
0.000%	12/31/30^	318	357,074
Sr. Sec’d. Notes, Series 1B14, 144A (original cost $99; purchased 11/14/23)(f)
0.000%	12/31/30^	991	1
Sr. Sec’d. Notes, Series 3A14, 144A (original cost $29,421; purchased 11/14/23)(f)
0.000%	12/31/30^	13	29,421
Sr. Sec’d. Notes, Series 3B14, 144A (original cost $58; purchased 11/14/23)(f)
0.000%	12/31/30^	583	1
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $2,010,031; purchased 06/27/22)(f)
8.000%	12/31/26(d)	2,900	58,000
Gtd. Notes, 144A, PIK 13.000% (original cost $4,407,463; purchased 10/19/23)(f)
13.000%	12/31/25(d)	6,292	4,247,080
Sr. Sec’d. Notes, 144A (original cost $1,392,206; purchased 10/19/23)(f)
8.750%	05/25/24	1,540	1,440,639
Sr. Sec’d. Notes, 144A (original cost $406,428; purchased 10/19/23)(f)
8.750%	05/25/24	430	400,975
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A
6.750%	03/01/23(d)	6,600	132,000
Level 3 Financing, Inc.,
Gtd. Notes, 144A (original cost $840,750; purchased 11/03/23 - 11/08/23)(f)
4.250%	07/01/28	1,425	826,500

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Gtd. Notes, 144A (original cost $477,594; purchased 11/03/23)(f)
4.625%	09/15/27	725	$435,000
Sr. Sec’d. Notes, 144A (original cost $3,257,343; purchased 06/27/22)(f)
3.400%	03/01/27	3,720	3,571,200
Sr. Sec’d. Notes, 144A (original cost $3,174,125; purchased 11/03/23)(f)
10.500%	05/15/30	3,350	3,269,237
NBN Co. Ltd. (Australia),
Sr. Unsec’d. Notes, 144A, MTN
5.750%	10/06/28	7,850	8,182,967
Rogers Communications, Inc. (Canada),
Gtd. Notes
4.500%	03/15/42	377	331,584
4.550%	03/15/52	377	327,504
Sprint LLC,
Gtd. Notes
7.625%	03/01/26(a)	365	381,203
T-Mobile USA, Inc.,
Gtd. Notes
2.250%	02/15/26	85	80,581
2.250%	11/15/31	3,150	2,621,096
2.550%	02/15/31(a)	52,681	45,350,509
2.625%	02/15/29	650	585,493
2.875%	02/15/31	491	432,399
3.000%	02/15/41	910	682,140
3.875%	04/15/30	2,490	2,363,978
4.375%	04/15/40	16	14,485
4.750%	02/01/28	60	59,767
Total Play Telecomunicaciones SA de CV (Mexico),
Gtd. Notes
6.375%	09/20/28	220	91,163
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.100%	03/22/28(a)	22,116	19,993,723
2.355%	03/15/32	6,475	5,390,339
2.650%	11/20/40	8,155	5,881,051
3.400%	03/22/41(a)	22,445	17,917,780

			215,046,662

Transportation — 0.1%
Canadian Pacific Railway Co. (Canada),
Gtd. Notes
3.500%	05/01/50	3,555	2,723,785
Indian Railway Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN
3.570%	01/21/32	3,680	3,293,710
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes
5.875%	07/05/34	89	87,597
MV24 Capital BV (Brazil),
Sr. Sec’d. Notes
6.748%	06/01/34	161	150,257
Union Pacific Corp.,
Sr. Unsec’d. Notes
3.799%	04/06/71	845	668,905

			6,924,254

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Trucking & Leasing — 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.700%	02/01/28(a)	20,860	$21,291,018

TOTAL CORPORATE BONDS (cost $4,082,040,092)			4,183,663,386

FLOATING RATE AND OTHER LOANS — 0.0%
Telecommunications
CenturyLink, Inc.,
Term B Loan, 1 Month SOFR + 2.364%
7.720%(c)	03/15/27	538	363,333
Digicel International Finance Ltd. (Jamaica),
First Lien Initial Term B Loan, 6 Month LIBOR + 3.250%
8.981%(c)	05/27/24	992	923,447
Level 3 Financing, Inc.,
Tranche B 2027 Term Loan, 1 Month SOFR + 1.864%
7.220%(c)	03/01/27^	1,400	1,330,000

TOTAL FLOATING RATE AND OTHER LOANS (cost $2,699,429)			2,616,780

MUNICIPAL BONDS — 0.8%
Alabama — 0.0%
Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B
4.263%	09/15/32	765	736,532

Arizona — 0.0%
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds, BABs
4.839%	01/01/41	830	821,179

California — 0.2%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49	4,270	4,974,409
City of Los Angeles Department of Airports,
Taxable, Revenue Bonds, BABs
6.582%	05/15/39	4,300	4,725,881
Los Angeles Department of Water & Power, Power System Revenue,
Revenue Bonds, BABs
5.716%	07/01/39	1,165	1,248,419
Los Angeles Department of Water & Power, Water System Revenue,
Taxable, Revenue Bonds, BABs, Series C
6.008%	07/01/39	4,145	4,462,384
State of California,
General Obligation Unlimited, Taxable, BABs
7.625%	03/01/40	200	251,455
7.550%	04/01/39	165	207,828
University of California,
Taxable, Revenue Bonds, Series AP
3.931%	05/15/45	340	315,053
Taxable, Revenue Bonds, Series AQ
4.767%	05/15/2115	883	802,712
Taxable, Revenue Bonds, Series J
4.131%	05/15/45	360	329,132

			17,317,273

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Colorado — 0.0%
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B
5.844%	11/01/50	955	$1,057,208

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority,
Taxable, Revenue Bonds, Series A
4.814%	10/01/2114	550	537,767

Florida — 0.0%
Escambia County Health Facilities Authority,
Taxable, Revenue Bonds
3.607%	08/15/40	30	23,911
State Board of Administration Finance Corp.,
Taxable, Revenue Bonds, Series A
2.154%	07/01/30	384	327,190

			351,101

Georgia — 0.0%
Municipal Electric Authority of Georgia,
Taxable, Revenue Bonds, BABs
6.655%	04/01/57	1,706	1,987,657

Illinois — 0.0%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B
6.395%	01/01/40	325	372,562
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue,
Taxable, Revenue Bonds, Series A
6.899%	12/01/40	568	644,757
Sales Tax Securitization Corp.,
Taxable, Revenue Bonds, Series B
3.411%	01/01/43	90	72,082
State of Illinois,
General Obligation Unlimited, Taxable
5.100%	06/01/33	470	464,773

			1,554,174

Maryland — 0.0%
Maryland State Transportation Authority,
Revenue Bonds, BABs
5.888%	07/01/43	750	813,808

Michigan — 0.1%
Michigan Finance Authority,
Taxable, Revenue Bonds
3.384%	12/01/40	2,055	1,719,264
Michigan State University,
Taxable, Revenue Bonds, Series A
4.165%	08/15/2122	6,285	5,067,977
University of Michigan,
Taxable, Revenue Bonds, Series A
3.504%	04/01/52	1,122	907,818
4.454%	04/01/2122	4,350	3,847,218

			11,542,277

Missouri — 0.1%
Curators of the University of Missouri (The),
Revenue Bonds, BABs
5.792%	11/01/41	135	149,977

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Missouri (cont’d.)
Health & Educational Facilities Authority of the State of Missouri,
Taxable, Revenue Bonds, Series A
3.229%	05/15/50	5,000	$3,724,927

			3,874,904

New Jersey — 0.1%
New Jersey Economic Development Authority,
Taxable, Revenue Bonds, Series A
7.425%	02/15/29	176	190,126
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A
7.102%	01/01/41	2,240	2,726,785
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	552	690,246
Rutgers The State University of New Jersey,
Taxable, Revenue Bonds, BABs, Series H
5.665%	05/01/40	785	836,384

			4,443,541

New York — 0.1%
Metropolitan Transportation Authority,
Taxable, Revenue Bonds, BABs
6.687%	11/15/40	1,500	1,632,086
New York City Municipal Water Finance Authority,
Taxable, Revenue Bonds, BABs
5.882%	06/15/44	675	751,628
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36	405	422,157
New York State Urban Development Corp.,
Taxable, Revenue Bonds, BABs
5.838%	03/15/40	2,000	2,099,650
5.770%	03/15/39	1,950	2,018,269
Port Authority of New York & New Jersey,
Consolidated, Taxable, Revenue Bonds, Series 174
4.458%	10/01/62	4,930	4,494,171
Consolidated, Taxable, Revenue Bonds, Series 192
4.810%	10/15/65	895	862,963
Consolidated, Taxable, Revenue Bonds, Series 210
4.031%	09/01/48	415	361,695

			12,642,619

Ohio — 0.0%
American Municipal Power, Inc.,
Taxable, Revenue Bonds, BABs, Series B
8.084%	02/15/50	1,065	1,435,278
Ohio State University (The),
Taxable, Revenue Bonds, Series A
4.800%	06/01/2111	2,205	2,099,412

			3,534,690

Pennsylvania — 0.1%
Pennsylvania State University (The),
Taxable, Revenue Bonds, Series D
2.840%	09/01/50	190	133,650

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Pennsylvania (cont’d.)
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs
6.105%	12/01/39	1,245	$1,409,157
Revenue Bonds, BABs, Series B
5.511%	12/01/45	2,800	2,984,191

			4,526,998

Puerto Rico — 0.0%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Series A-1
5.000%	07/01/58	1,525	1,525,161

Texas — 0.0%
City of San Antonio Electric & Gas Systems Revenue,
Revenue Bonds, BABs
5.985%	02/01/39	155	169,767
Taxable, Revenue Bonds
4.427%	02/01/42	1,005	954,220
Dallas Fort Worth International Airport,
Taxable, Revenue Bonds, Series C
2.919%	11/01/50	825	610,035
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.922%	12/31/49	920	752,078

			2,486,100

Virginia — 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series B
2.584%	11/01/51	315	211,145
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	3,720	3,088,616

			3,299,761

Washington — 0.1%
Washington State Housing Finance Commission,
Revenue Bonds, Series 2023-01, Class X
1.448%(cc)	04/20/37	54,629	6,084,810

TOTAL MUNICIPAL BONDS (cost $81,036,676)			79,137,560

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.7%
Banc of America Funding Trust,
Series 2006-I, Class 4A1
4.443%(cc)	10/20/46	19	15,959
Bayview Financing Trust,
Series 2023-01F, Class A, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 4.000%)
9.328%(c)	07/01/26^	7,930	7,930,000
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-04, Class 3A1
5.030%(cc)	08/25/35	76	68,584
Bellemeade Re Ltd.,
Series 2021-03A, Class M1B, 144A, 30 Day Average SOFR + 1.400% (Cap N/A, Floor 1.400%)
6.737%(c)	09/25/31	950	947,751

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2022-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)
7.487%(c)	01/26/32	2,420	$2,421,021
Series 2022-01, Class M1C, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)
9.037%(c)	01/26/32	5,870	5,946,893
Citigroup Mortgage Loan Trust,
Series 2011-12, Class 3A2, 144A
4.430%(cc)	09/25/47	426	375,372
Series 2022-A, Class A1, 144A
6.170%	09/25/62	724	726,208
Connecticut Avenue Securities Trust,
Series 2018-R07, Class 1B1, 144A, 30 Day Average SOFR + 4.464% (Cap N/A, Floor 0.000%)
9.802%(c)	04/25/31	1,800	1,926,925
Series 2018-R07, Class 1M2, 144A, 30 Day Average SOFR + 2.514% (Cap N/A, Floor 0.000%)
7.852%(c)	04/25/31	10	9,707
Series 2019-R07, Class 1M2, 144A, 30 Day Average SOFR + 2.214% (Cap N/A, Floor 0.000%)
7.552%(c)	10/25/39	3	2,674
Series 2020-R01, Class 1M2, 144A, 30 Day Average SOFR + 2.164% (Cap N/A, Floor 0.000%)
7.502%(c)	01/25/40	936	948,045
Series 2020-R02, Class 2M2, 144A, 30 Day Average SOFR + 2.114% (Cap N/A, Floor 0.000%)
7.452%(c)	01/25/40	288	290,133
Series 2021-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)
8.437%(c)	10/25/41	2,740	2,762,115
Series 2021-R01, Class 1M2, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 0.000%)
6.887%(c)	10/25/41	1,630	1,628,952
Series 2022-R01, Class 1M2, 144A, 30 Day Average SOFR + 1.900% (Cap N/A, Floor 0.000%)
7.237%(c)	12/25/41	2,900	2,904,525
Series 2022-R03, Class 1B1, 144A, 30 Day Average SOFR + 6.250% (Cap N/A, Floor 0.000%)
11.587%(c)	03/25/42	3,275	3,590,418
Series 2022-R04, Class 1B1, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)
10.587%(c)	03/25/42	730	777,775
Series 2022-R04, Class 1M2, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)
8.437%(c)	03/25/42	1,265	1,305,131
Series 2022-R08, Class 1B1, 144A, 30 Day Average SOFR + 5.600% (Cap N/A, Floor 5.600%)
10.937%(c)	07/25/42	4,024	4,358,752
Series 2022-R08, Class 1M2, 144A, 30 Day Average SOFR + 3.600% (Cap N/A, Floor 3.600%)
8.937%(c)	07/25/42	1,000	1,047,750
Series 2023-R01, Class 1M1, 144A, 30 Day Average SOFR + 2.400% (Cap N/A, Floor 0.000%)
7.737%(c)	12/25/42	257	262,300
Series 2023-R02, Class 1M1, 144A, 30 Day Average SOFR + 2.300% (Cap N/A, Floor 0.000%)
7.637%(c)	01/25/43	2,155	2,206,179

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2023-R06, Class 1M2, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 0.000%)
8.037%(c)	07/25/43	500	$509,501
Series 2023-R08, Class 1M1, 144A, 30 Day Average SOFR + 1.500% (Cap N/A, Floor 0.000%)
6.837%(c)	10/25/43	1,486	1,489,689
Series 2023-R08, Class 1M2, 144A, 30 Day Average SOFR + 2.500% (Cap N/A, Floor 0.000%)
7.837%(c)	10/25/43	2,990	3,058,924
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-09, Class 1A1, 1 Month SOFR + 0.714% (Cap N/A, Floor 0.600%)
6.070%(c)	05/25/35	247	198,033
Credit Suisse Mortgage Trust,
Series 2020-RPL05, Class A1, 144A
4.641%(cc)	08/25/60	1,258	1,273,594
Series 2022-JR01, Class A1, 144A
4.267%	10/25/66	2,626	2,588,344
Eagle Re Ltd.,
Series 2021-01, Class M1C, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)
8.037%(c)	10/25/33	2,700	2,713,303
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 3.450% (Cap N/A, Floor 3.450%)
8.787%(c)	04/25/34	500	511,084
Series 2023-01, Class M1A, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 2.000%)
7.337%(c)	09/26/33	3,000	3,006,170
Fannie Mae Connecticut Avenue Securities,
Series 2021-R02, Class 2B1, 144A, 30 Day Average SOFR + 3.300% (Cap N/A, Floor 0.000%)
8.637%(c)	11/25/41	160	161,468
Series 2021-R02, Class 2M2, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)
7.337%(c)	11/25/41	1,620	1,606,322
Fannie Mae REMIC,
Series 2005-54, Class ZM
4.500%	06/25/35	26	25,366
Series 2010-43, Class AH
3.250%	05/25/40	2	2,119
Series 2012-134, Class IL, IO
3.500%	12/25/32	250	27,258
Series 2014-10, Class KM
3.500%	09/25/43	7	6,934
Series 2014-35, Class CA
3.500%	06/25/44	4	3,963
Series 2017-33, Class LB
3.000%	05/25/39	9	8,458
Series 2018-16, Class MB
3.500%	07/25/46	808	765,968
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2015-DNA01, Class M3, 30 Day Average SOFR + 3.414% (Cap N/A, Floor 0.000%)
8.752%(c)	10/25/27	165	166,235
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
9.337%(c)	11/25/50	1,965	2,130,201

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-DNA02, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)
8.737%(c)	08/25/33	2,100	$2,181,525
Series 2021-DNA02, Class M2, 144A, 30 Day Average SOFR + 2.300% (Cap N/A, Floor 0.000%)
7.637%(c)	08/25/33	6,951	7,016,060
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA01, Class B1, 144A, 30 Day Average SOFR + 2.414% (Cap N/A, Floor 0.000%)
7.752%(c)	01/25/50	1,747	1,783,726
Series 2020-DNA02, Class B1, 144A, 30 Day Average SOFR + 2.614% (Cap N/A, Floor 0.000%)
7.952%(c)	02/25/50	2,000	2,059,548
Series 2020-DNA04, Class B1, 144A, 30 Day Average SOFR + 6.114% (Cap N/A, Floor 0.000%)
11.452%(c)	08/25/50	1,982	2,229,364
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)
10.137%(c)	10/25/50	2,165	2,425,028
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
8.137%(c)	10/25/50	156	157,848
Series 2020-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)
8.337%(c)	12/25/50	200	206,980
Series 2020-HQA04, Class B1, 144A, 30 Day Average SOFR + 5.364% (Cap N/A, Floor 0.000%)
10.702%(c)	09/25/50	1,114	1,211,905
Series 2021-DNA01, Class B1, 144A, 30 Day Average SOFR + 2.650% (Cap N/A, Floor 0.000%)
7.987%(c)	01/25/51	4,525	4,582,988
Series 2021-DNA01, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)
7.137%(c)	01/25/51	1,111	1,117,093
Series 2021-DNA03, Class B1, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)
8.837%(c)	10/25/33	5,506	5,733,547
Series 2021-DNA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
7.437%(c)	10/25/33	1,000	1,003,155
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)
6.987%(c)	01/25/34	693	695,564
Series 2021-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)
8.737%(c)	10/25/41	2,200	2,235,495
Series 2021-DNA06, Class M2, 144A, 30 Day Average SOFR + 1.500% (Cap N/A, Floor 0.000%)
6.837%(c)	10/25/41	400	396,500
Series 2021-DNA07, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)
7.137%(c)	11/25/41	4,400	4,344,785
Series 2021-HQA01, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)
8.337%(c)	08/25/33	5,584	5,653,963

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)
8.487%(c)	12/25/33	1,000	$1,002,501
Series 2021-HQA02, Class M2, 144A, 30 Day Average SOFR + 2.050% (Cap N/A, Floor 0.000%)
7.387%(c)	12/25/33	15,245	15,014,485
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)
8.687%(c)	09/25/41	700	698,266
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
7.437%(c)	09/25/41	4,320	4,261,864
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)
7.687%(c)	12/25/41	5,900	5,814,573
Series 2022-DNA01, Class M1B, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 0.000%)
7.187%(c)	01/25/42	17,211	17,204,425
Series 2022-DNA01, Class M2, 144A, 30 Day Average SOFR + 2.500% (Cap N/A, Floor 0.000%)
7.837%(c)	01/25/42	210	209,611
Series 2022-DNA02, Class M1B, 144A, 30 Day Average SOFR + 2.400% (Cap N/A, Floor 0.000%)
7.737%(c)	02/25/42	9,900	10,017,329
Series 2022-DNA03, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 0.000%)
8.237%(c)	04/25/42	3,100	3,183,020
Series 2022-DNA04, Class M1B, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)
8.687%(c)	05/25/42	1,300	1,351,791
Series 2022-DNA06, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 0.000%)
9.037%(c)	09/25/42	4,500	4,733,653
FHLMC Structured Agency Credit Risk Trust,
Series 2019-DNA04, Class M2, 144A, 30 Day Average SOFR + 2.064% (Cap N/A, Floor 0.000%)
7.402%(c)	10/25/49	3	2,549
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA01, Class 1A1
5.207%(cc)	03/25/35	140	83,063
Freddie Mac REMIC,
Series 2906, Class GZ
5.000%	09/15/34	113	113,263
Series 4289, Class WZ
3.000%	01/15/44	678	612,983
Series 4533, Class GA
3.000%	06/15/28	10	9,708
Government National Mortgage Assoc.,
Series 2012-12, Class KN
4.500%	09/20/41	3	3,136
Greenpoint Mortgage Pass-Through Certificates,
Series 2003-01, Class A1
5.725%(cc)	10/25/33	43	40,351
GSMSC Resecuritization Trust,
Series 2015-03R, Class 2A2, 144A, 1 Month SOFR + 0.254% (Cap N/A, Floor 0.140%)
5.610%(c)	10/26/36	557	554,842

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
HarborView Mortgage Loan Trust,
Series 2005-01, Class 2A1A, 1 Month SOFR + 0.654% (Cap 10.500%, Floor 0.540%)
6.010%(c)	03/19/35	749	$732,738
Home Re Ltd.,
Series 2019-01, Class M1, 144A, 30 Day Average SOFR + 1.764% (Cap N/A, Floor 0.000%)
7.102%(c)	05/25/29	518	517,613
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
8.137%(c)	01/25/34	2,685	2,716,086
Legacy Mortgage Asset Trust,
Series 2019-PR01, Class A1, 144A
7.858%(cc)	09/25/59	9,694	9,678,157
Series 2020-GS01, Class A1, 144A
5.882%	10/25/59	119	118,716
Series 2020-GS05, Class A1, 144A
6.250%(cc)	06/25/60	732	731,058
Series 2020-SL01, Class A, 144A
5.734%(cc)	01/25/60	447	447,011
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month SOFR + 0.864% (Cap N/A, Floor 0.750%)
6.220%(c)	01/25/48	148	142,689
Oaktown Re VI Ltd.,
Series 2021-01A, Class M1B, 144A, 30 Day Average SOFR + 2.050% (Cap N/A, Floor 2.050%)
7.387%(c)	10/25/33	463	463,864
Oaktown Re VII Ltd.,
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)
8.237%(c)	04/25/34	6,000	6,075,083
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month SOFR + 0.764% (Cap N/A, Floor 0.000%)
6.120%(c)	06/25/57	1,848	1,758,853
PMT Credit Risk Transfer Trust,
Series 2019-02R, Class A, 144A, 1 Month SOFR + 3.864% (Cap N/A, Floor 2.750%)
9.221%(c)	05/30/25	2,528	2,529,603
Series 2021-01R, Class A, 144A, 1 Month SOFR + 3.014% (Cap N/A, Floor 2.900%)
8.371%(c)	02/27/24	18,867	18,771,551
PNMAC GMSR Issuer Trust,
Series 2018-GT02, Class A, 144A, 1 Month SOFR + 3.515% (Cap N/A, Floor 0.115%)
8.871%(c)	08/25/25	3,349	3,349,981
Radnor Re Ltd.,
Series 2021-01, Class M1B, 144A, 30 Day Average SOFR + 1.700% (Cap N/A, Floor 1.700%)
7.037%(c)	12/27/33	1,910	1,911,213
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 1.850%)
7.187%(c)	11/25/31	1,339	1,339,951
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)
9.037%(c)	11/25/31	5,500	5,628,894

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Retiro Mortgage Securities DAC (Spain),
Series 01A, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 5.000%, Floor 0.000%)
5.000%(c)	07/30/75	EUR	421	$462,692
RFMSI Trust,
Series 2003-S09, Class A1
6.500%	03/25/32		1	1,300
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MV
3.500%	08/25/58		8	7,454
Series 2019-03, Class MA
3.500%	10/25/58		7	6,674
Series 2019-03, Class MV
3.500%	10/25/58		8	7,614
Series 2019-04, Class MA
3.000%	02/25/59		9	8,600
Series 2019-04, Class MV
3.000%	02/25/59		9	7,463
Series 2022-01, Class MTU
3.250%	11/25/61		46	40,019
Shamrock Residential (Ireland),
Series 2023-01A, Class A, 144A, 1 Month EURIBOR + 1.000% (Cap N/A, Floor 0.000%)
4.876%(c)	06/24/71	EUR	4,528	4,977,090
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-18, Class 3A1
5.921%(cc)	12/25/34		969	888,805
Series 2005-01, Class 2A
6.212%(cc)	02/25/35		656	618,923
Towd Point Mortgage Trust,
Series 2019-HY03, Class A1A, 144A, 1 Month SOFR + 1.114% (Cap N/A, Floor 1.000%)
6.470%(c)	10/25/59		521	523,645
Series 2020-01, Class A2B, 144A
3.250%(cc)	01/25/60		4,514	3,781,591
Series 2021-SJ01, Class A1, 144A
2.250%(cc)	07/25/68		7,402	6,961,584
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2004-AR08, Class A1, 1 Month SOFR + 0.954% (Cap 10.500%, Floor 0.840%)
6.310%(c)	06/25/44		616	561,048
Series 2007-HY01, Class 3A3
3.704%(cc)	02/25/37		1,754	1,463,705
Series 2007-OA03, Class 2A, Federal Reserve US 12 Month Cumulative
Avg 1 Year CMT + 0.770% (Cap N/A, Floor 0.770%)
5.782%(c)	04/25/47		1,738	1,403,841

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $241,017,658)				251,287,699

SOVEREIGN BONDS — 1.5%
Angolan Government International Bond (Angola),
Sr. Unsec’d. Notes
9.375%	05/08/48		400	333,000
Sr. Unsec’d. Notes, 144A
8.750%	04/14/32		539	474,994

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, EMTN
9.125%	11/26/49		622	$507,708
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30		2,441	2,088,275
3.375%	08/20/50		1,303	908,269
5.000%	07/15/32		200	197,000
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		5,413	5,320,217
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
3.875%	04/25/27		250	238,203
7.375%	09/18/37		800	828,750
8.000%	04/20/33		200	218,313
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
4.500%	01/30/30		620	569,625
4.875%	09/23/32		600	545,484
5.875%	01/30/60		550	475,200
6.400%	06/05/49		250	235,000
Sr. Unsec’d. Notes, 144A
4.875%	09/23/32		1,619	1,471,898
5.300%	01/21/41		173	149,645
5.500%	02/22/29		13,629	13,320,985
5.950%	01/25/27		412	412,857
6.000%	07/19/28		2,579	2,579,000
6.000%	02/22/33		519	509,928
6.875%	01/29/26		528	536,818
7.050%	02/03/31		151	158,391
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A, MTN
2.250%	01/13/31		372	310,799
5.500%	01/18/33(a)		400	412,020
Sr. Unsec’d. Notes, EMTN
2.250%	01/13/31		1,630	1,361,832
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
1.750%	06/05/35	EUR	345	290,983
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
0.900%	02/14/27	EUR	1,505	1,524,459
1.100%	03/12/33	EUR	340	295,673
1.450%	09/18/26	EUR	2,679	2,780,743
1.750%	04/24/25	EUR	765	819,034
3.375%	07/30/25	EUR	4,161	4,552,608
3.500%	01/11/28		290	277,403
Sr. Unsec’d. Notes, 144A, MTN
3.750%	06/14/28	EUR	1,200	1,330,556
Sr. Unsec’d. Notes, EMTN
3.750%	06/14/28	EUR	11,280	12,507,223
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
5.875%	10/17/31	EUR	957	944,889
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
2.250%	08/12/36	EUR	100	86,497
2.659%	05/24/31		2,145	1,809,173

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
3.500%	02/12/34		256	$216,560
4.280%	08/14/41		500	412,500
4.500%	01/31/50(a)		621	506,309
4.600%	02/10/48		514	423,729
4.875%	05/19/33		2,664	2,565,765
5.400%	02/09/28		200	204,688
6.350%	02/09/35		200	209,188
Sr. Unsec’d. Notes, MTN
6.050%	01/11/40		888	895,492
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
6.700%	01/26/36		1,260	1,248,187
Sr. Unsub. Notes
2.252%	09/29/32		624	455,325
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.392%	01/23/26		115	109,178
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
9.500%	02/02/30		1,000	1,255,000
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.875%	10/17/29		200	179,164
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33		29,135	29,275,533
Romanian Government International Bond (Romania),
Bonds, 144A
3.624%	05/26/30	EUR	255	258,474
Sr. Unsec’d. Notes
3.000%	02/14/31		496	421,684
Sr. Unsec’d. Notes, 144A
3.000%	02/14/31		114	96,919
5.250%	11/25/27		154	152,600
6.625%	02/17/28		194	200,332
7.125%	01/17/33		218	235,200
Sr. Unsec’d. Notes, 144A, MTN
2.000%	01/28/32	EUR	55	46,767
2.375%	04/19/27	EUR	1,105	1,148,051
3.500%	04/03/34	EUR	345	323,436
3.875%	10/29/35	EUR	1,136	1,065,197
5.000%	09/27/26	EUR	6,800	7,680,644
Sr. Unsec’d. Notes, EMTN
2.875%	03/11/29	EUR	95	94,809
3.875%	10/29/35	EUR	1,269	1,189,907
Unsec’d. Notes, 144A
2.625%	12/02/40	EUR	95	70,331
2.750%	04/14/41	EUR	45	33,227
Unsec’d. Notes, 144A, MTN
1.375%	12/02/29	EUR	90	81,800
6.000%	05/25/34		140	140,728
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, EMTN
3.625%	03/04/28		800	772,750
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
1.500%	06/26/29	EUR	2,430	2,265,267
3.125%	05/15/27	EUR	15,675	16,534,543

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, 144A
1.650%	03/03/33	EUR	1,720	$1,402,069
2.125%	12/01/30		774	618,875
6.250%	05/26/28		2,710	2,770,189
6.500%	09/26/33		200	204,578
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.253%	03/15/35(d)		200	46,400
7.375%	09/25/34(d)		400	93,000
7.750%	09/01/24(d)		1,015	306,530
7.750%(cc)	08/01/41(d)		443	197,046
8.994%	02/01/26(d)		1,325	388,225
Sr. Unsec’d. Notes, 144A
4.375%	01/27/32(d)	EUR	6,310	1,400,151
6.876%	05/21/31(d)		200	45,313
7.253%	03/15/35(d)		929	215,528
7.750%	09/01/24(d)		4,640	1,401,280
8.994%	02/01/26(d)		3,416	1,000,888
9.750%	11/01/30(d)		2,064	585,660

TOTAL SOVEREIGN BONDS (cost $140,034,851)				142,828,468

U.S. GOVERNMENT AGENCY OBLIGATIONS — 23.9%
Federal Home Loan Bank
3.500%	06/11/32		190	176,583
Federal Home Loan Mortgage Corp.
1.500%	10/01/36		2,297	1,994,761
1.500%	05/01/51		2,281	1,781,192
2.000%	02/01/42		131	111,604
2.000%	12/01/50		12,890	10,586,912
2.000%	02/01/51		2,752	2,259,515
2.000%	03/01/51		42,283	34,706,567
2.000%	04/01/51		8,368	6,857,517
2.000%	05/01/51		27,153	22,265,423
2.000%	07/01/51		24,555	20,119,489
2.000%	02/01/52		27	22,183
2.000%	02/01/52		58	48,272
2.000%	02/01/52		68	56,342
2.500%	08/01/40		51	45,799
2.500%	12/01/50		93	79,815
2.500%	02/01/51		6,585	5,637,341
2.500%	03/01/51		61,013	52,232,592
2.500%	04/01/51		14,189	12,068,042
2.500%	04/01/51		28,985	24,745,144
2.500%	05/01/51		1,129	971,775
2.500%	07/01/51		3,514	2,992,722
2.500%	10/01/51		63	54,239
2.500%	12/01/51		108	92,743
2.500%	12/01/51		162	137,946
2.500%	03/01/52		53	45,788
3.000%	11/01/42		71	65,648
3.000%	09/01/46		1,207	1,099,444
3.000%	11/01/46		170	154,408
3.000%	11/01/46		1,153	1,044,120
3.000%	12/01/46		57	51,505
3.000%	12/01/46		3,363	3,049,134
3.000%	01/01/47		482	436,358
3.000%	02/01/50		24	21,811

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	06/01/50	27	$24,527
3.000%	01/01/52	92	81,051
3.000%	01/01/52	67,152	59,906,119
3.000%	02/01/52	32,523	28,759,614
3.000%	03/01/52	24,739	21,875,795
3.500%	04/01/32	40	38,726
3.500%	08/01/32	72	69,148
3.500%	07/01/42	18	17,309
3.500%	09/01/42	113	107,136
3.500%	01/01/44	3,928	3,708,180
3.500%	02/01/44	362	341,255
3.500%	04/01/44	8,652	8,149,950
3.500%	07/01/46	237	224,562
3.500%	08/01/46	73	68,714
3.500%	05/01/47	73	67,843
3.500%	05/01/49	6	5,830
3.500%	04/01/50	3,407	3,167,404
3.500%	01/01/52	6,488	5,974,934
3.500%	03/01/52	6,617	6,095,314
3.500%	04/01/52	13,281	12,175,909
3.500%	05/01/52	29	27,072
3.500%	05/01/52	30,778	28,239,393
4.000%	01/01/40	154	150,790
4.000%	09/01/40	573	559,145
4.000%	11/01/40	443	432,749
4.000%	12/01/40	307	300,106
4.000%	08/01/44	65	63,397
4.000%	07/01/48	599	576,872
4.000%	04/01/52	7,011	6,628,909
4.000%	05/01/52	23,573	22,297,185
4.500%	12/01/40	184	184,110
4.500%	07/01/41	331	330,600
4.500%	03/01/42	303	302,546
4.500%	06/01/44	230	228,825
4.500%	08/01/46	38	37,412
4.500%	05/01/52	9,378	9,093,731
4.500%	06/01/52	2,784	2,699,242
4.500%	07/01/52	23,161	22,458,451
4.500%	08/01/52	16,780	16,271,279
4.500%	09/01/52	3,160	3,063,956
5.000%	06/01/52	24,017	23,791,114
5.000%	07/01/52	15,065	14,923,648
5.000%	08/01/52	113	111,514
5.000%	09/01/52	71,395	70,691,655
5.500%	08/01/52	4,846	4,878,787
5.500%	09/01/52	5,474	5,509,379
5.500%	11/01/52	36,063	36,330,906
6.000%	08/01/52	1,348	1,370,583
6.000%	09/01/52	7,434	7,567,816
6.000%	01/01/53	509	516,986
6.000%	04/01/53	9,471	9,616,420
6.250%	07/15/32	335	388,480
6.500%	01/01/53	2,665	2,731,208
7.000%	01/01/53	3,261	3,364,221
Federal Home Loan Mortgage Corp., MTN
3.618%(s)	12/14/29	725	569,263
Federal National Mortgage Assoc.
1.500%	09/01/41	64	52,891

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
1.500%	02/01/42	22	$18,506
1.500%	12/01/50	41,988	32,758,458
1.500%	01/01/51	3,543	2,771,026
1.500%	02/01/51	95,803	74,897,311
1.500%	03/01/51	16,662	12,998,885
1.500%	06/01/51	9,116	7,115,018
2.000%	06/01/37	207	185,847
2.000%	07/01/37	71	64,008
2.000%	08/01/37	453	405,949
2.000%	02/01/42	238	203,294
2.000%	03/01/42	130	110,760
2.000%	04/01/42	217	185,032
2.000%	11/01/50	11,630	9,566,211
2.000%	12/01/50	19	15,558
2.000%	12/01/50	13,647	11,229,386
2.000%	01/01/51	13	10,354
2.000%	01/01/51	13,117	10,783,003
2.000%	02/01/51	21	17,115
2.000%	03/01/51	58,937	48,388,678
2.000%	04/01/51	25,492	20,929,186
2.000%	05/01/51	16,115	13,217,658
2.000%	08/01/51	27,348	22,407,915
2.000%	03/01/52	36	29,501
2.500%	08/01/37	52	47,853
2.500%	07/01/40	36	31,903
2.500%	03/01/42	108	96,055
2.500%	04/01/42	159	140,072
2.500%	08/01/46	76	65,653
2.500%	11/01/46	17	15,027
2.500%	02/01/50	9	7,758
2.500%	02/01/50	21	18,251
2.500%	05/01/50	896	763,502
2.500%	07/01/50	21	18,147
2.500%	07/01/50	33	28,778
2.500%	07/01/50	2,669	2,312,475
2.500%	08/01/50	1,958	1,677,259
2.500%	09/01/50	3,900	3,372,194
2.500%	10/01/50	108	93,678
2.500%	11/01/50	2,085	1,786,668
2.500%	12/01/50	94	80,058
2.500%	01/01/51	49,572	42,337,252
2.500%	02/01/51	8,339	7,129,114
2.500%	04/01/51	7,256	6,210,496
2.500%	05/01/51	58	50,072
2.500%	05/01/51	215	183,112
2.500%	05/01/51	235	199,954
2.500%	05/01/51	4,154	3,575,696
2.500%	05/01/51	41,402	35,317,063
2.500%	06/01/51	13,170	11,212,572
2.500%	07/01/51	5,189	4,423,349
2.500%	08/01/51	40	33,963
2.500%	08/01/51	4,635	3,950,320
2.500%	10/01/51	21	17,792
2.500%	11/01/51	542	461,086
2.500%	12/01/51	85	72,896
2.500%	12/01/51	131	111,806
2.500%	01/01/52	109	93,454
2.500%	01/01/52	109	93,829

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	01/01/52	2,851	$2,425,049
2.500%	03/01/52	58	49,666
2.500%	03/01/52	131	112,941
3.000%	11/01/28	4	3,598
3.000%	09/01/32	65	62,424
3.000%	08/01/33	17	16,211
3.000%	11/01/43	988	908,184
3.000%	11/01/46	78	70,539
3.000%	01/01/47	5,315	4,816,103
3.000%	01/01/47	11,840	10,737,029
3.000%	02/01/47	13,145	11,910,609
3.000%	04/01/47	1,638	1,486,270
3.000%	07/01/47	4,987	4,522,224
3.000%	12/01/47	982	897,441
3.000%	04/01/48	10,140	9,313,813
3.000%	07/01/48	6,482	5,878,107
3.000%	09/01/49	4,264	3,843,169
3.000%	02/01/50	22,115	20,154,808
3.000%	07/01/50	843	759,376
3.000%	05/01/51	1,119	990,774
3.000%	06/01/51	34	30,566
3.000%	07/01/51	6,519	5,784,046
3.000%	09/01/51	6,392	5,662,211
3.000%	10/01/51	4,685	4,148,011
3.000%	12/01/51	81	72,423
3.000%	12/01/51	149	133,134
3.000%	12/01/51	2,157	1,918,743
3.000%	01/01/52	85	76,304
3.000%	01/01/52	25,288	22,490,284
3.000%	02/01/52	17,115	15,136,864
3.000%	03/01/52	406	359,508
3.000%	03/01/52	62,804	55,574,661
3.000%	04/01/52	74,722	66,083,836
3.500%	03/01/42	110	104,267
3.500%	05/01/42	194	183,443
3.500%	07/01/42	344	326,013
3.500%	09/01/42	565	531,112
3.500%	09/01/42	2,852	2,690,019
3.500%	07/01/43	84	79,489
3.500%	04/01/45	514	483,940
3.500%	03/01/46	3	3,031
3.500%	04/01/46	46	43,094
3.500%	06/01/46	106	99,514
3.500%	02/01/47	352	328,187
3.500%	04/01/47	435	408,108
3.500%	12/01/47	24	22,491
3.500%	03/01/48	2,511	2,356,432
3.500%	07/01/48	16,797	15,746,148
3.500%	05/01/49	22	21,161
3.500%	01/01/50	4,962	4,631,107
3.500%	02/01/52	31,249	28,814,391
3.500%	03/01/52	25,381	23,403,076
3.500%	05/01/52	23	21,437
3.500%	05/01/52	168	153,920
3.500%	05/01/52	23,746	21,788,818
3.500%	08/01/52	47	43,570
4.000%	06/01/39	167	164,169
4.000%	09/01/40	282	274,767

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	02/01/45	264	$255,855
4.000%	03/01/45	108	104,469
4.000%	02/01/46	37	36,082
4.000%	04/01/46	39	37,381
4.000%	07/01/47	876	844,241
4.000%	09/01/47	276	265,217
4.000%	10/01/47	1,001	965,931
4.000%	11/01/47	254	244,921
4.000%	11/01/48	213	205,400
4.000%	04/01/52	16,336	15,452,826
4.000%	05/01/52	42	40,523
4.000%	05/01/52(k)	61,938	58,588,414
4.500%	05/01/39	308	307,222
4.500%	12/01/40	484	482,988
4.500%	10/01/45	567	562,572
4.500%	06/01/48	399	393,747
4.500%	12/01/48	2,800	2,750,667
4.500%	06/01/52	54,914	53,247,890
4.500%	07/01/52	68,487	66,409,134
4.500%	08/01/52	19,926	19,321,722
4.500%	09/01/52	14,532	14,091,108
5.000%	11/01/33	29	29,861
5.000%	06/01/40	33	33,678
5.000%	10/01/41	52	52,957
5.000%	05/01/52	4,516	4,473,821
5.000%	06/01/52	13,016	12,894,125
5.000%	07/01/52	37,085	36,702,694
5.000%	09/01/52(k)	94,680	93,703,389
5.000%	10/01/52	4,725	4,680,962
5.500%	07/01/52	1,024	1,031,063
5.500%	08/01/52	245	246,460
5.500%	10/01/52	321	323,165
5.500%	11/01/52	87,123	87,721,477
5.500%	02/01/53	141	141,614
6.000%	09/01/52	9,688	9,861,224
6.000%	11/01/52	8,628	8,785,572
6.000%	12/01/52	18,590	18,918,403
Freddie Mac Coupon Strips
4.099%(s)	07/15/32	285	188,964
Government National Mortgage Assoc.
2.000%	01/20/52	306	258,900
2.500%	03/20/51	10,731	9,384,523
2.500%	04/20/51	6,917	6,054,779
2.500%	05/20/51	6,986	6,114,340
2.500%	08/20/51	24,782	21,671,358
2.500%	09/20/51	48,692	42,581,895
2.500%	11/20/51	251	219,803
2.500%	04/20/52	254	221,861
3.000%	06/20/46	67	61,745
3.000%	09/20/47	12	10,622
3.000%	05/20/51	2,262	2,052,699
3.000%	08/20/51	44,888	40,719,087
3.000%	09/20/51	40,130	36,346,009
3.500%	09/15/41	34	32,401
3.500%	11/15/41	24	22,891
3.500%	01/15/42	72	67,402
3.500%	02/15/42	23	21,796
3.500%	03/15/42	80	75,619

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	05/15/42	26	$24,376
3.500%	06/15/42	16	15,582
3.500%	07/15/42	8	7,283
3.500%	07/15/42	15	14,422
3.500%	07/15/42	33	31,462
3.500%	07/15/42	36	34,367
3.500%	01/15/43	17	16,426
3.500%	02/15/43	26	24,550
3.500%	04/15/43	32	30,500
3.500%	05/15/43	7	6,185
3.500%	05/20/43	736	699,250
3.500%	07/15/43	89	83,605
3.500%	12/15/43	135	127,630
3.500%	01/15/44	19	18,402
3.500%	04/20/46	30	27,847
3.500%	05/20/46	75	70,315
3.500%	08/20/48	1,013	953,614
3.500%	09/20/48	1,708	1,607,959
3.500%	10/20/51	10,352	9,654,098
3.500%	12/20/51	33,468	31,203,586
3.500%	01/20/52	12,993	12,091,989
3.500%	03/20/52	30,003	27,922,898
4.000%	01/20/40	115	112,917
4.000%	10/20/40	93	91,543
4.000%	02/20/41	125	122,215
4.000%	12/20/46	447	431,485
4.000%	07/20/47	39	37,233
4.000%	12/20/47	207	199,701
4.000%	01/20/48	1,346	1,299,283
4.000%	02/20/49	200	193,637
4.000%	04/20/52	6,015	5,739,377
4.000%	09/20/52	147	139,940
4.000%	10/20/52	119	113,181
4.500%	05/20/40	292	291,938
4.500%	12/20/40	315	314,723
4.500%	11/20/46	78	78,056
4.500%	08/20/48	336	332,199
4.500%	04/20/49	29	28,625
4.500%	05/20/52	29,719	29,033,885
4.500%	06/20/52	15,939	15,557,131
4.500%	08/20/52	6,854	6,692,194
4.500%	09/20/52	493	481,225
4.500%	12/20/52	144	140,378
5.000%	06/20/48	17	17,351
5.000%	08/20/52	4,596	4,570,109
5.000%	09/20/52	3,537	3,516,494
5.000%	10/20/52	1,309	1,301,364
5.500%	01/20/53	143	144,076
Resolution Funding Corp. Principal Strips
3.479%(s)	04/15/30	90	68,587
Tennessee Valley Authority Generic Strips, Bonds
4.083%(s)	03/15/33	205	132,788
4.148%(s)	09/15/30	805	590,902

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $2,229,260,974)			2,243,475,493

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS — 2.7%
U.S. Treasury Bonds
2.250%	05/15/41	30,000	$(22,893,750
2.750%	08/15/47(k)	5,140	4,011,609
2.750%	11/15/47(h)	20,000	15,603,125
3.000%	08/15/48(h)(kk)	120,000	97,893,750
4.125%	08/15/53	5,140	5,209,872
4.750%	11/15/43	4,200	4,513,031
U.S. Treasury Notes
3.375%	05/15/33(k)	3,180	3,053,794
4.500%	11/15/33	49,860	52,384,163
U.S. Treasury Strips Coupon
5.276%(s)	05/15/40	100,000	49,601,563

TOTAL U.S. TREASURY OBLIGATIONS (cost $244,961,823)			255,164,657

TOTAL LONG-TERM INVESTMENTS (cost $9,046,346,346)			9,188,400,066

		Shares
SHORT-TERM INVESTMENTS — 3.3%
AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wb)		141,989,572	141,989,572
PGIM Institutional Money Market Fund (cost $169,022,213; includes $167,961,777 of cash collateral for securities on loan)(b)(wb)		169,150,455	169,082,795

TOTAL SHORT-TERM INVESTMENTS (cost $311,011,785)			311,072,367

TOTAL INVESTMENTS—101.0% (cost $9,357,358,131)			9,499,472,433

Liabilities in excess of other assets(z) — (1.0)%			(89,644,403)

NET ASSETS — 100.0%			$9,409,828,030

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $15,475,263 and 0.2% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $164,409,794; cash collateral of $167,961,777 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $28,662,783. The aggregate value of $26,729,177 is 0.3% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(kk)	Represents security, or a portion thereof, segregated as collateral for TBA securities.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contract:

U.S. Government Agency Obligation	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc. (proceeds receivable $14,587,500)	5.000%	TBA	01/16/24	$(15,000)	$(14,839,453)

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
683	3 Month CME SOFR	Mar. 2024	$161,602,069	$28,763
3,056	2 Year U.S. Treasury Notes	Mar. 2024	629,273,373	6,193,606
837	5 Year U.S. Treasury Notes	Mar. 2024	91,043,369	233,466
2,195	20 Year U.S. Treasury Bonds	Mar. 2024	274,237,813	16,785,346
2,170	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	289,898,438	20,474,239

				43,715,420

Short Positions:
223	5 Year Euro-Bobl	Mar. 2024	29,364,452	(482,184)
146	10 Year Euro-Bund	Mar. 2024	22,116,667	(709,110)
5,201	10 Year U.S. Treasury Notes	Mar. 2024	587,144,167	(16,308,702)

				(17,499,996)

				$26,215,424

Forward foreign currency exchange contracts outstanding at December 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 01/12/24	TD	GBP	5,473	$6,989,104	$6,976,833	$—	$(12,271)

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Forward foreign currency exchange contracts outstanding at December 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 01/12/24	MSI	GBP	32,460	$40,838,230	$41,377,949	$—	$(539,719)
Canadian Dollar,
Expiring 01/12/24	MSI	CAD	6,708	4,911,791	5,063,460	—	(151,669)
Euro,
Expiring 01/12/24	JPM	EUR	104,959	114,936,528	115,935,143	—	(998,615)
Expiring 01/12/24	MSI	EUR	11,930	13,037,320	13,177,967	—	(140,647)

				$173,723,869	$175,554,519	—	(1,830,650)

						$—	$(1,842,921)

Credit default swap agreements outstanding at December 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)*:
Arab Republic of Egypt	12/20/28	1.000%(Q)	2,000	11.412%	$(675,837)	$(3,819)	$(672,018)	MSI
Dominican Republic	12/20/28	1.000%(Q)	2,000	1.820%	(71,481)	(3,819)	(67,662)	MSI
Emirate of Abu Dhabi	12/20/28	1.000%(Q)	2,000	0.417%	53,539	(3,819)	57,358	MSI
Federal Republic of Nigeria	12/20/28	1.000%(Q)	2,000	5.524%	(354,020)	(3,819)	(350,201)	MSI
Federation of Malaysia	12/20/28	1.000%(Q)	3,000	0.412%	80,888	(5,729)	86,617	MSI
Federative Republic of Brazil	12/20/28	1.000%(Q)	9,000	1.314%	(122,909)	(17,188)	(105,721)	MSI
Kingdom of Bahrain	12/20/28	1.000%(Q)	2,000	2.022%	(88,250)	(3,819)	(84,431)	MSI
Kingdom of Morocco	12/20/28	1.000%(Q)	2,000	1.126%	(10,567)	(3,819)	(6,748)	MSI
Kingdom of Saudi Arabia	12/20/28	1.000%(Q)	4,000	0.521%	88,040	(7,639)	95,679	MSI
People’s Republic of China	12/20/28	1.000%(Q)	9,000	0.595%	166,956	(17,188)	184,144	MSI
Republic of Argentina	12/20/28	1.000%(Q)	2,000	38.007%	(1,319,736)	(3,819)	(1,315,917)	MSI
Republic of Chile	12/20/28	1.000%(Q)	7,000	0.498%	161,738	(13,368)	175,106	MSI
Republic of Colombia	12/20/28	1.000%(Q)	6,000	1.556%	(146,098)	(11,458)	(134,640)	MSI
Republic of Indonesia	12/20/28	1.000%(Q)	9,000	0.706%	121,848	(17,188)	139,036	MSI
Republic of Panama	12/20/28	1.000%(Q)	2,000	1.627%	(54,567)	(3,819)	(50,748)	MSI
Republic of Peru	12/20/28	1.000%(Q)	3,000	0.703%	41,229	(5,729)	46,958	MSI
Republic of Philippines	12/20/28	1.000%(Q)	3,000	0.624%	51,713	(5,729)	57,442	MSI
Republic of South Africa	12/20/28	1.000%(Q)	9,000	2.039%	(406,672)	(17,188)	(389,484)	MSI
Republic of Turkey	12/20/28	1.000%(Q)	9,000	2.796%	(689,132)	(17,188)	(671,944)	MSI
State of Qatar	12/20/28	1.000%(Q)	2,000	0.464%	49,204	(3,819)	53,023	MSI
Sultanate of Oman	12/20/28	1.000%(Q)	2,000	1.168%	(14,315)	(3,819)	(10,496)	MSI
United Mexican States	12/20/28	1.000%(Q)	9,000	0.883%	50,376	(17,188)	67,564	MSI

					$(3,088,053)	$(190,970)	$(2,897,083)

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Credit default swap agreements outstanding at December 31, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreement on credit indices— Buy Protection(1)*:
CDX.EM.40.V1	12/20/28	1.000%(Q)	100,000	$2,860,265	$92,758	$2,767,507	MSI

*

The Portfolio entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Portfolio bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The upfront premium is attached to the index of the trade for the Emerging Markets CDX package(s). Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s).

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Buy Protection(1):
Republic of Italy	12/20/27	1.000%(Q)	EUR	10,045	$(248,746)	$(301,519)	$52,773	BARC

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.41.V2	12/20/28	5.000%(Q)	439,065	3.562%	$3,188,757	$26,343,690	$23,154,933

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest rate swap agreement outstanding at December 31, 2023:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreement:
47,105	08/15/39	3.773%(A)	1 Day SOFR(2)(A)/ 5.380%	$—	$1,212,470	$1,212,470

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreement outstanding at December 31, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement:
U.S. Treasury Bonds(T)	1 Day USOIS +20 bps(T)/ 5.530%	BOA	02/21/24	87,160	$2,361,477	$—	$2,361,477

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$92,758	$(492,489)	$6,144,684	$(3,860,010)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$—	$39,599,936
JPS	—	24,673,785

Total	$—	$64,273,721

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$137,431,749	$—
Consumer Loans	—	68,169,862	—
Credit Cards	—	18,027,769	—
Equipment	—	7,756,792	—

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Asset-Backed Securities (continued)
Home Equity Loans	$—	$40,339,151	$—
Other	—	19,236,005	—
Residential Mortgage-Backed Securities	—	10,534,349	5,828,766
Small Business Loan	—	45,752	—
Student Loans	—	14,604,005	—
Commercial Mortgage-Backed Securities	—	1,708,251,823	—
Corporate Bonds	—	4,183,276,889	386,497
Floating Rate and Other Loans	—	1,286,780	1,330,000
Municipal Bonds	—	79,137,560	—
Residential Mortgage-Backed Securities	—	243,357,699	7,930,000
Sovereign Bonds	—	142,828,468	—
U.S. Government Agency Obligations	—	2,243,475,493	—
U.S. Treasury Obligations	—	255,164,657	—
Short-Term Investments
Affiliated Mutual Funds	311,072,367	—	—

Total	$311,072,367	$9,172,924,803	$15,475,263

Other Financial Instruments*
Assets
Futures Contracts	$43,715,420	$—	$—
OTC Packaged Credit Default Swap Agreements	—	3,725,796	—
Centrally Cleared Credit Default Swap Agreement	—	23,154,933	—
Centrally Cleared Interest Rate Swap Agreement	—	1,212,470	—
OTC Total Return Swap Agreement	—	2,361,477	—

Total	$43,715,420	$30,454,676	$—

Liabilities
Forward Commitment Contract	$—	$(14,839,453)	$—
Futures Contracts	(17,499,996)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(1,842,921)	—
OTC Packaged Credit Default Swap Agreements	—	(3,953,584)	—
OTC Credit Default Swap Agreement	—	(248,746)	—

Total	$(17,499,996)	$(20,884,704)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

U.S. Government Agency Obligations	23.9%
Commercial Mortgage-Backed Securities	18.2
Banks	14.1
Pipelines	3.6
Affiliated Mutual Funds (1.8% represents investments purchased with collateral from securities on loan)	3.3
Oil & Gas	3.3
Real Estate Investment Trusts (REITs)	3.1
Residential Mortgage-Backed Securities	2.9
U.S. Treasury Obligations	2.7
Telecommunications	2.3
Healthcare-Services	1.8
Electric	1.6

Sovereign Bonds	1.5%
Automobiles	1.5
Mining	1.4
Commercial Services	1.3
Pharmaceuticals	1.2
Agriculture	1.2
Media	1.1
Chemicals	0.9
Auto Manufacturers	0.9
Municipal Bonds	0.8
Consumer Loans	0.7
Diversified Financial Services	0.7
Insurance	0.6

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Industry Classification (continued):

Foods	0.6%
Aerospace & Defense	0.5
Semiconductors	0.4
Airlines	0.4
Home Equity Loans	0.4
Entertainment	0.4
Software	0.4
Machinery-Diversified	0.3
Engineering & Construction	0.3
Lodging	0.3
Trucking & Leasing	0.2
Other	0.2
Credit Cards	0.2
Miscellaneous Manufacturing	0.2
Computers	0.2
Student Loans	0.1
Internet	0.1
Forest Products & Paper	0.1
Biotechnology	0.1
Retail	0.1
Electronics	0.1
Packaging & Containers	0.1

Healthcare-Products	0.1%
Equipment	0.1
Oil & Gas Services	0.1
Transportation	0.1
Hand/Machine Tools	0.1
Gas	0.1
Beverages	0.1
Real Estate	0.0	*
Building Materials	0.0	*
Iron/Steel	0.0	*
Multi-National	0.0	*
Energy-Alternate Sources	0.0	*
Cosmetics/Personal Care	0.0	*
Small Business Loan	0.0	*

	101.0
Liabilities in excess of other assets	(1.0)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$23,154,933	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	92,758		Premiums received for OTC swap agreements	492,489
Credit contracts	Unrealized appreciation on OTC swap agreements	3,783,207		Unrealized depreciation on OTC swap agreements	3,860,010
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	1,842,921
Interest rate contracts	Due from/to broker-variation margin futures	43,715,420	*	Due from/to broker-variation margin futures	17,499,996	*
Interest rate contracts	Due from/to broker-variation margin swaps	1,212,470	*	—	—
Interest rate contracts	Unrealized appreciation on OTC swap agreements	2,361,477		—	—

		$74,320,265			$23,695,416

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$14,684	$—	$—	$3,624,355
Foreign exchange contracts	—	—	(5,840,920)	—
Interest rate contracts	183,594	(64,025,190)	—	1,039,587

Total	$198,278	$(64,025,190)	$(5,840,920)	$4,663,942

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$23,078,130
Foreign exchange contracts	—	2,144,436	—
Interest rate contracts	21,062,739	—	3,573,947

Total	$21,062,739	$2,144,436	$26,652,077

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Written (1)	$15,000,000
Futures Contracts - Long Positions (1)	1,384,988,318
Futures Contracts - Short Positions (1)	608,269,717
Forward Foreign Currency Exchange Contracts - Purchased (2)	96,653,581
Forward Foreign Currency Exchange Contracts - Sold (2)	256,446,899
Interest Rate Swap Agreements (1)	18,842,000
Credit Default Swap Agreements - Buy Protection (1)	28,712,832
Credit Default Swap Agreements - Sell Protection (1)	263,709,000
Total Return Swap Agreements (1)	34,864,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$164,409,794	$(164,409,794)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$52,773	$(301,519)	$(248,746)	$248,746	$ —
BOA	2,361,477	—	2,361,477	(2,361,477)	—

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
JPM	$—	$(998,615)	$(998,615)	$998,615	$—
MSI	3,823,192	(4,883,015)	(1,059,823)	1,059,823	—
TD	—	(12,271)	(12,271)	—	(12,271)

	$6,237,442	$(6,195,420)	$42,022	$(54,293)	$(12,271)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $164,409,794:
Unaffiliated investments (cost $9,046,346,346)	$9,188,400,066
Affiliated investments (cost $311,011,785)	311,072,367
Foreign currency, at value (cost $2,158,920)	2,165,378
Receivable for investments sold	214,926,745
Interest receivable	73,405,597
Unrealized appreciation on OTC swap agreements	6,144,684
Premiums paid for OTC swap agreements	92,758
Prepaid expenses and other assets	343,882

Total Assets	9,796,551,477

LIABILITIES
Payable for investments purchased	195,313,932
Payable to broker for collateral for securities on loan	167,961,777
Forward commitment contracts, at value (proceeds receivable $14,587,500)	14,839,453
Unrealized depreciation on OTC swap agreements	3,860,010
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,842,921
Accrued expenses and other liabilities	1,217,650
Due to broker-variation margin futures	843,329
Premiums received for OTC swap agreements	492,489
Due to broker-variation margin swaps	344,820
Trustees’ fees payable	5,630
Payable to custodian	729
Affiliated transfer agent fee payable	707

Total Liabilities	386,723,447

NET ASSETS	$9,409,828,030

Net assets were comprised of:
Partners’ Equity	$9,409,828,030

Net asset value and redemption price per share, $9,409,828,030 / 881,507,274 outstanding shares of beneficial interest	$10.67

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $1,728 foreign withholding tax)	$417,832,513
Affiliated dividend income	9,804,939
Unaffiliated dividend income	2,439,985
Income from securities lending, net (including affiliated income of $297,993)	301,740

Total income	430,379,177

EXPENSES
Custodian and accounting fees	367,411
Trustees’ fees	146,100
Insurance expense	95,127
Professional fees	78,900
Audit fee	68,900
Pricing fees	20,606
Shareholders’ reports	16,010
Fund data services	12,663
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,850
Miscellaneous	30,513

Total expenses	845,080

NET INVESTMENT INCOME (LOSS)	429,534,097

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $23,749)	11,779,189
Futures transactions	(64,025,190)
Forward currency contract transactions	(5,840,920)
Options written transactions	198,278
Swap agreements transactions	4,663,942
Foreign currency transactions	477,087

(52,747,614)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $27,917)	299,237,028
Futures	21,062,739
Forward currency contracts	2,144,436
Swap agreements	26,652,077
Foreign currencies	73,458

349,169,738

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	296,422,124

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$725,956,221

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	June 27, 2022(a) through December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$429,534,097	$134,833,442
Net realized gain (loss) on investment and foreign currency transactions	(52,747,614)	(78,650,978)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	349,169,738	(156,067,457)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	725,956,221	(99,884,993)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [563,591,303 and 827,046,019 shares, respectively]	5,676,909,826	8,240,266,557
Portfolio shares purchased [322,315,158 and 186,814,890 shares, respectively]	(3,289,319,581)	(1,844,100,000)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	2,387,590,245	6,396,166,557

TOTAL INCREASE (DECREASE)	3,113,546,466	6,296,281,564
NET ASSETS:
Beginning of period	6,296,281,564	—

End of period	$9,409,828,030	$6,296,281,564

(a)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST PGIM FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2023	June 27, 2022(a) through December 31, 2022
Per Share Operating Performance(b) :
Net Asset Value, beginning of period	$9.83	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.54	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.30	(0.41)

Total from investment operations	0.84	(0.17)

Net Asset Value, end of period	$10.67	$9.83

Total Return(c)	8.43%	(1.60)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$9,410	$6,296
Average net assets (in millions)	$8,093	$5,563
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.01%	0.01	%(e)
Expenses before waivers and/or expense reimbursement	0.01%	0.01	%(e)
Net investment income (loss)	5.31%	4.73	%(e)
Portfolio turnover rate(f)(g)	174%	232%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST TARGET MATURITY CENTRAL PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS — 96.8%
ASSET-BACKED SECURITIES — 18.2%
Automobiles — 7.5%
AmeriCredit Automobile Receivables Trust,
Series 2023-01, Class C
5.800%	12/18/28	800	$806,793
Avis Budget Rental Car Funding AESOP LLC,
Series 2020-01A, Class A, 144A
2.330%	08/20/26	100	95,590
Series 2020-02A, Class A, 144A
2.020%	02/20/27	600	559,705
Series 2021-02A, Class A, 144A
1.660%	02/20/28	600	540,222
Series 2022-03A, Class A, 144A
4.620%	02/20/27	1,456	1,434,538
Series 2022-04A, Class A, 144A
4.770%	02/20/29	2,520	2,473,418
Series 2023-03A, Class A, 144A
5.440%	02/22/28	2,600	2,621,422
BOF VII AL Funding Trust I,
Series 2023-CAR03, Class A2, 144A
6.291%	07/26/32	972	978,280
Series 2023-CAR03, Class B, 144A
6.632%	07/26/32	405	407,467
CarMax Auto Owner Trust,
Series 2021-01, Class C
0.940%	12/15/26	500	470,668
Series 2021-04, Class C
1.380%	07/15/27	150	138,598
Series 2022-01, Class C
2.200%	11/15/27	50	46,622
Enterprise Fleet Funding LLC,
Series 2021-01, Class A2, 144A
0.440%	12/21/26	40	39,261
Ford Credit Auto Owner Trust,
Series 2020-02, Class A, 144A
1.060%	04/15/33	1,470	1,370,418
Series 2021-02, Class A, 144A
1.530%	05/15/34	900	821,204
Series 2021-A, Class C
0.830%	08/15/28	350	331,340
Series 2023-01, Class A, 144A
4.850%	08/15/35	1,600	1,604,637
Series 2023-02, Class A, 144A
5.280%	02/15/36	1,000	1,021,318
Ford Credit Floorplan Master Owner Trust,
Series 2020-02, Class A
1.060%	09/15/27	300	280,769
Series 2023-01, Class A1, 144A
4.920%	05/15/28	1,200	1,202,510
GM Financial Consumer Automobile Receivables Trust,
Series 2021-01, Class C
1.040%	05/17/27	500	478,168
GM Financial Revolving Receivables Trust,
Series 2021-01, Class A, 144A
1.170%	06/12/34	100	90,568
Hertz Vehicle Financing III LLC,
Series 2023-01A, Class A, 144A
5.490%	06/25/27	1,500	1,505,128

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27	700	$633,933
Hertz Vehicle Financing LLC,
Series 2021-01A, Class A, 144A
1.210%	12/26/25	700	675,714
Series 2023-03A, Class A, 144A
5.940%	02/25/28	800	814,662
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27	1,600	1,566,752
Series 2021-01A, Class A, 144A
0.870%	07/14/28	1,222	1,172,740
Series 2022-01A, Class A1, 144A
4.650%	03/14/29	2,400	2,373,662
Series 2023-01A, Class A, 144A
5.410%	11/14/29	1,900	1,905,661
Santander Consumer Auto Receivables Trust,
Series 2021-AA, Class C, 144A
1.030%	11/16/26	500	472,342
Santander Drive Auto Receivables Trust,
Series 2021-03, Class C
0.950%	09/15/27	591	585,649
Series 2022-03, Class C
4.490%	08/15/29	3,200	3,131,778
Series 2023-01, Class C
5.090%	05/15/30	400	396,750
Series 2023-03, Class C
5.770%	11/15/30	500	506,333
Series 2023-04, Class C
6.040%	12/15/31	800	813,243
SFS Auto Receivables Securitization Trust,
Series 2023-01A, Class B, 144A
5.710%	01/22/30	100	101,110
Series 2023-01A, Class C, 144A
5.970%	02/20/31	200	200,816
Wheels Fleet Lease Funding LLC,
Series 2023-01A, Class A, 144A
5.800%	04/18/38	1,600	1,604,556
World Omni Select Auto Trust,
Series 2021-A, Class C
1.090%	11/15/27	150	140,090

			36,414,435

Collateralized Loan Obligations — 9.5%
Allegro CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)
6.755%(c)	07/15/31	714	712,872
Series 2019-01A, Class AR, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.827%(c)	07/20/32	1,000	999,325
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2015-07A, Class AR2, 144A, 3 Month SOFR + 1.352% (Cap N/A, Floor 1.090%)
6.742%(c)	01/28/31	881	879,826

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2022-25A, Class A1, 144A, 3 Month SOFR + 1.390% (Cap N/A, Floor 1.390%)
6.806%(c)	04/20/35	750	$746,072
Apex Credit CLO LLC (Cayman Islands),
Series 2021-02A, Class A1A, 144A, 3 Month SOFR + 1.492% (Cap N/A, Floor 1.230%)
6.907%(c)	10/20/34	750	747,111
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)
6.764%(c)	10/17/32	250	249,978
Series 2022-01A, Class A1, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)
6.715%(c)	04/18/35	750	747,219
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)
6.794%(c)	01/20/32	750	749,624
Ballyrock CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1R, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 1.010%)
6.687%(c)	10/20/31	750	749,321
Barings CLO Ltd. (Cayman Islands),
Series 2020-02A, Class AR, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 1.010%)
6.665%(c)	10/15/33	750	750,692
Battalion CLO Ltd. (Cayman Islands),
Series 2015-08A, Class A1R2, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)
6.727%(c)	07/18/30	1,075	1,074,116
Series 2017-11A, Class AR, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.810%(c)	04/24/34	1,000	992,928
Series 2020-15A, Class A1, 144A, 3 Month SOFR + 1.612% (Cap N/A, Floor 1.350%)
7.014%(c)	01/17/33	250	249,614
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIIA, Class A1R2, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.000%)
6.677%(c)	07/20/29	65	65,423
Series 2019-18A, Class A1R, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.825%(c)	10/15/34	750	751,271
Broad River BSL Funding CLO Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.847%(c)	07/20/34	250	249,681
Carlyle CLO Ltd. (Cayman Islands),
Series C17A, Class A1AR, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 0.000%)
6.682%(c)	04/30/31	244	243,290
Carlyle US CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 0.000%)
6.697%(c)	04/20/31	233	233,168
Series 2019-01A, Class A1AR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)
6.757%(c)	04/20/31	750	750,009

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2021-05A, Class A1, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)
6.797%(c)	07/20/34	500	$500,359
CBAM Ltd. (Cayman Islands),
Series 2019-11RA, Class A1, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.857%(c)	01/20/35	750	745,810
Series 2020-12A, Class AR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)
6.857%(c)	07/20/34	500	497,276
CIFC Funding Ltd. (Cayman Islands),
Series 2013-03RA, Class A1, 144A, 3 Month SOFR + 1.242% (Cap N/A, Floor 0.980%)
6.640%(c)	04/24/31	247	246,978
Series 2021-05A, Class A, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.402%)
6.795%(c)	07/15/34	500	500,451
Clover CLO LLC,
Series 2018-01A, Class A1R, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.382%)
6.797%(c)	04/20/32	1,000	999,558
Clover CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.362%)
6.740%(c)	10/25/33	750	746,849
Crestline Denali CLO Ltd. (Cayman Islands),
Series 2018-01A, Class AR, 144A, 3 Month SOFR + 1.322% (Cap N/A, Floor 1.060%)
6.715%(c)	10/15/31	1,250	1,247,730
Crown City CLO (Cayman Islands),
Series 2020-01A, Class A1AR, 144A, 3 Month SOFR + 1.452% (Cap N/A, Floor 1.190%)
6.867%(c)	07/20/34	250	249,217
Series 2020-02A, Class A1AR, 144A, 3 Month SOFR + 1.340% (Cap N/A, Floor 1.340%)
6.756%(c)	04/20/35	750	748,017
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month SOFR + 1.542% (Cap N/A, Floor 1.542%)
6.935%(c)	07/15/29	169	169,593
Series 2021-13A, Class A1, 144A, 3 Month SOFR + 1.452% (Cap N/A, Floor 1.190%)
6.845%(c)	07/15/34	250	248,321
Generate CLO Ltd. (Cayman Islands),
Series 02A, Class AR, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.824%(c)	01/22/31	232	232,370
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 0.000%)
6.665%(c)	04/15/31	493	492,774
Hayfin US Ltd. (Cayman Islands),
Series 2018-09A, Class AR, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.802%(c)	04/28/31	947	945,445

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
ICG Rhinebeck CLO Ltd. (Cayman Islands),
Series 2021-04A, Class A1, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.851%(c)	10/26/34	750	$745,981
ICG US CLO Ltd. (Cayman Islands),
Series 2015-02RA, Class A1, 144A, 3 Month SOFR + 1.632% (Cap N/A, Floor 1.370%)
7.025%(c)	01/16/33	1,250	1,248,825
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-14A, Class A1AR, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)
6.877%(c)	10/20/34	250	249,869
KKR CLO Ltd. (Cayman Islands),
Series 33A, Class A, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.847%(c)	07/20/34	250	249,629
KKR CLO Ltd.,
Series 30A, Class A1R, 144A, 3 Month SOFR + 1.282% (Cap N/A, Floor 1.020%)
6.684%(c)	10/17/31	750	749,641
Logan CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)
6.837%(c)	07/20/34	250	250,462
Madison Park Funding Ltd. (Cayman Islands),
Series 2016-21A, Class AARR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.342%)
6.735%(c)	10/15/32	750	749,739
Series 2019-34A, Class AR, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)
6.760%(c)	04/25/32	500	500,310
Series 2021-38A, Class A, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.382%)
6.784%(c)	07/17/34	250	249,733
Series 2021-59A, Class A, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)
6.797%(c)	01/18/34	250	249,841
MidOcean Credit CLO (Cayman Islands),
Series 2018-09A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.827%(c)	07/20/31	224	223,479
Series 2019-10A, Class A1R, 144A, 3 Month SOFR + 1.492% (Cap N/A, Floor 1.230%)
6.904%(c)	10/23/34	1,250	1,245,199
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.000%)
6.687%(c)	10/12/30	459	458,983
Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.512% (Cap N/A, Floor 1.250%)
6.905%(c)	10/15/34	750	748,800
Ocean Trails CLO (Cayman Islands),
Series 2014-05A, Class ARR, 144A, 3 Month SOFR + 1.542% (Cap N/A, Floor 1.280%)
6.935%(c)	10/13/31	735	734,143
Series 2020-09A, Class A1R, 144A, 3 Month SOFR + 1.482% (Cap N/A, Floor 1.220%)
6.875%(c)	10/15/34	250	248,879

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
OCP CLO Ltd. (Cayman Islands),
Series 2020-18A, Class AR, 144A, 3 Month SOFR + 1.352% (Cap N/A, Floor 1.352%)
6.767%(c)	07/20/32	1,250	$1,249,160
OZLM Ltd. (Cayman Islands),
Series 2014-09A, Class A1A3, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)
6.777%(c)	10/20/31	250	249,802
Series 2018-20A, Class A1, 144A, 3 Month SOFR + 1.312% (Cap N/A, Floor 1.050%)
6.727%(c)	04/20/31	238	237,995
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1A4, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.392%)
6.759%(c)	05/21/34	500	499,436
Series 2018-02A, Class A1A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 0.000%)
6.755%(c)	07/16/31	231	231,652
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1AR, 144A, 3 Month SOFR + 1.262% (Cap N/A, Floor 1.000%)
6.677%(c)	10/20/31	1,250	1,248,626
Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.835%(c)	10/15/34	250	248,110
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)
6.837%(c)	10/20/31	500	499,981
Series 2020-01A, Class A, 144A, 3 Month SOFR + 1.542% (Cap N/A, Floor 0.000%)
6.957%(c)	01/20/32	250	249,708
Romark CLO Ltd. (Cayman Islands),
Series 2021-04A, Class A1, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.838%(c)	07/10/34	1,000	994,615
Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 0.000%)
6.707%(c)	04/20/31	703	701,894
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-05RA, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 0.262%)
6.742%(c)	05/07/31	937	934,930
Sound Point CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1R, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)
6.744%(c)	10/23/31	250	249,700
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)
6.832%(c)	10/29/34	250	249,725
Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)
6.696%(c)	10/20/32	1,750	1,745,640

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 0.000%)
6.904%(c)	01/17/30	136	$136,563
THL Credit Wind River CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)
6.837%(c)	07/20/34	500	496,228
TICP CLO Ltd. (Cayman Islands),
Series 2017-09A, Class A, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)
6.817%(c)	01/20/31	372	372,530
Tralee CLO Ltd. (Cayman Islands),
Series 2019-06A, Class A1R, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.810%(c)	10/25/32	1,000	997,459
Venture CLO Ltd. (Cayman Islands),
Series 2014-19A, Class ARR, 144A, 3 Month SOFR + 1.522% (Cap N/A, Floor 1.260%)
6.915%(c)	01/15/32	500	499,981
Series 2021-43A, Class A1, 144A, 3 Month SOFR + 1.502% (Cap N/A, Floor 1.240%)
6.895%(c)	04/15/34	250	248,306
Voya CLO Ltd. (Cayman Islands),
Series 2014-01A, Class AAR2, 144A, 3 Month SOFR + 1.252% (Cap N/A, Floor 0.000%)
6.647%(c)	04/18/31	641	640,045
Series 2015-01A, Class A1R, 144A, 3 Month SOFR + 1.162% (Cap N/A, Floor 0.900%)
6.557%(c)	01/18/29	174	173,541
Wellfleet CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)
6.817%(c)	10/20/28	121	120,856
Series 2018-01A, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)
6.764%(c)	07/17/31	1,143	1,142,606
Series 2020-01A, Class A1A, 144A, 3 Month SOFR + 1.572% (Cap N/A, Floor 1.310%)
6.965%(c)	04/15/33	250	249,869
Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.150%)
6.814%(c)	01/17/31	1,984	1,984,034
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month SOFR + 1.472% (Cap N/A, Floor 1.210%)
6.865%(c)	10/15/34	250	249,021
Zais CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month SOFR + 1.552% (Cap N/A, Floor 0.000%)
6.945%(c)	04/15/30	131	130,787

			46,448,601

Consumer Loans — 0.9%
OneMain Financial Issuance Trust,
Series 2020-02A, Class A, 144A
1.750%	09/14/35	600	552,799

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (cont’d.)
Series 2021-01A, Class A2, 144A, 30 Day Average SOFR + 0.760% (Cap N/A, Floor 0.000%)
6.099%(c)	06/16/36	600	$587,936
Series 2022-02A, Class A, 144A
4.890%	10/14/34	990	977,359
Series 2023-02A, Class A1, 144A
5.840%	09/15/36	1,800	1,835,785
Oportun Funding LLC,
Series 2022-01, Class A, 144A
3.250%	06/15/29	96	95,815
Oportun Issuance Trust,
Series 2022-02, Class A, 144A
5.940%	10/09/29	119	118,470

			4,168,164

Credit Cards — 0.2%
Discover Card Execution Note Trust,
Series 2017-A04, Class A4
2.530%	10/15/26	1,100	1,090,511

Home Equity Loans — 0.1%
Towd Point HE Trust,
Series 2023-01, Class A1A, 144A
6.875%	02/25/63	165	168,524
Towd Point Mortgage Trust,
Series 2023-CES02, Class A1A, 144A
7.294%(cc)	10/25/63	392	401,685

			570,209

Student Loans — 0.0%
ELFI Graduate Loan Program LLC,
Series 2020-A, Class A, 144A
1.730%	08/25/45	33	28,403
SoFi Professional Loan Program LLC,
Series 2017-F, Class A2FX, 144A
2.840%	01/25/41	13	12,654
SoFi Professional Loan Program Trust,
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46	52	48,806

			89,863

TOTAL ASSET-BACKED SECURITIES (cost $88,894,067)			88,781,783

COMMERCIAL MORTGAGE-BACKED SECURITIES — 16.8%
3650R Commercial Mortgage Trust,
Series 2021-PF01, Class A1
1.122%	11/15/54	353	329,941
BANK,
Series 2017-BNK06, Class A4
3.254%	07/15/60	260	245,587
Series 2017-BNK08, Class A3
3.229%	11/15/50	7	6,381
Series 2019-BN19, Class A1
2.263%	08/15/61	151	142,694

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-BN19, Class A2
2.926%	08/15/61	4,390	$3,938,695
Series 2019-BN20, Class A2
2.758%	09/15/62	1,652	1,427,539
Series 2020-BN25, Class A3
2.391%	01/15/63	50	46,961
Series 2020-BN25, Class A4
2.399%	01/15/63	650	562,053
Series 2020-BN26, Class A3
2.155%	03/15/63	250	210,726
Series 2020-BN28, Class A3
1.584%	03/15/63	1,495	1,234,560
Series 2020-BN29, Class A1
0.549%	11/15/53	790	748,723
Series 2021-BN31, Class A3
1.771%	02/15/54	5,100	4,150,367
Series 2021-BN36, Class A1
0.801%	09/15/64	308	289,834
Series 2021-BN38, Class A1
1.274%	12/15/64	1,003	939,943
Series 2022-BNK42, Class A5
4.493%(cc)	06/15/55	850	816,017
Barclays Commercial Mortgage Securities Trust,
Series 2020-C06, Class A1
1.806%	02/15/53	47	45,815
Series 2021-C10, Class ASB
2.268%	07/15/54	275	245,201
Series 2021-C11, Class A4
2.043%	09/15/54	165	136,507
Benchmark Mortgage Trust,
Series 2020-B16, Class A3
2.475%	02/15/53	100	92,829
Series 2020-B17, Class A1
1.282%	03/15/53	44	42,134
Series 2020-B17, Class A4
2.042%	03/15/53	1,475	1,218,508
Series 2020-B19, Class A4
1.546%	09/15/53	2,100	1,712,189
Series 2020-B20, Class A3
1.945%	10/15/53	750	634,777
Series 2020-B21, Class A1
0.537%	12/17/53	95	91,919
Series 2020-B21, Class A4
1.704%	12/17/53	500	408,919
Series 2020-B22, Class A1
0.509%	01/15/54	359	338,027
Series 2021-B23, Class A4A1
1.823%	02/15/54	100	78,195
Series 2021-B24, Class A3
2.010%	03/15/54	1,200	1,037,533
Series 2021-B25, Class ASB
2.271%	04/15/54	250	222,320
Series 2021-B26, Class A1
0.747%	06/15/54	1,657	1,542,613
Series 2021-B28, Class A1
0.597%	08/15/54	1,021	954,023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2022-B35, Class ASB
4.444%(cc)	05/15/55	3,400	$3,308,888
BPR Trust,
Series 2021-TY, Class D, 144A, 1 Month SOFR + 2.464% (Cap N/A, Floor 2.350%)
7.826%(c)	09/15/38	990	948,364
CD Mortgage Trust,
Series 2016-CD2, Class A3
3.248%	11/10/49	246	232,120
Series 2017-CD06, Class A4
3.190%	11/13/50	500	468,270
CFCRE Commercial Mortgage Trust,
Series 2016-C04, Class ASB
3.091%	05/10/58	190	184,930
Series 2016-C07, Class A2
3.585%	12/10/54	48	45,728
Series 2017-C08, Class A4
3.572%	06/15/50	1,399	1,317,626
CGMS Commercial Mortgage Trust,
Series 2017-B01, Class A3
3.197%	08/15/50	290	271,832
Citigroup Commercial Mortgage Trust,
Series 2014-GC23, Class AAB
3.337%	07/10/47	168	166,775
Series 2014-GC25, Class A3
3.372%	10/10/47	49	48,081
Series 2015-GC31, Class A3
3.497%	06/10/48	3,170	3,066,775
Series 2015-GC33, Class AAB
3.522%	09/10/58	105	103,196
Series 2015-P01, Class A4
3.462%	09/15/48	1,300	1,260,824
Series 2016-P04, Class A3
2.646%	07/10/49	20	18,851
Series 2017-P07, Class AAB
3.509%	04/14/50	252	245,027
Series 2017-P08, Class A3
3.203%	09/15/50	1,030	962,055
Commercial Mortgage Trust,
Series 2013-CR12, Class A4
4.046%	10/10/46	84	80,240
Series 2014-CR19, Class A4
3.532%	08/10/47	41	40,283
Series 2014-CR21, Class A3
3.528%	12/10/47	404	394,283
Series 2014-UBS04, Class A4
3.420%	08/10/47	711	700,387
Series 2014-UBS05, Class A4
3.838%	09/10/47	2,687	2,634,898
Series 2014-UBS06, Class A4
3.378%	12/10/47	138	135,467
Series 2015-CR22, Class A3
3.207%	03/10/48	41	39,785
Series 2015-CR23, Class ASB
3.257%	05/10/48	74	73,300
Series 2015-CR25, Class A3
3.505%	08/10/48	33	31,813

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-CR25, Class ASB
3.537%	08/10/48	322	$316,423
Series 2015-CR26, Class A3
3.359%	10/10/48	43	41,481
Series 2015-LC21, Class A3
3.445%	07/10/48	468	456,425
Series 2015-LC21, Class A4
3.708%	07/10/48	50	48,498
Series 2015-LC23, Class A3
3.521%	10/10/48	752	733,169
Series 2015-PC01, Class A5
3.902%	07/10/50	1,253	1,217,854
Series 2016-COR01, Class A3
2.826%	10/10/49	297	277,026
Series 2016-COR1, Class ASB
2.972%	10/10/49	611	591,064
Credit Suisse Mortgage Trust,
Series 2016-NXSR, Class A4
3.795%(cc)	12/15/49	500	474,465
CSAIL Commercial Mortgage Trust,
Series 2015-C01, Class A3
3.236%	04/15/50	46	45,471
Series 2015-C03, Class A4
3.718%	08/15/48	1,067	1,029,848
Series 2019-C16, Class A2
3.067%	06/15/52	100	90,424
Series 2019-C17, Class A4
2.763%	09/15/52	1,380	1,195,745
Series 2020-C19, Class A2
2.320%	03/15/53	2,150	1,806,987
Deutsche Bank Commercial Mortgage Trust,
Series 2020-C09, Class A1
0.800%	08/15/53	154	149,933
FHLMC Multifamily Structured Pass-Through Certificates,
Series K736, Class X1, IO
1.283%(cc)	07/25/26	114,401	2,890,169
GS Mortgage Securities Trust,
Series 2014-GC22, Class A3
3.516%	06/10/47	37	36,511
Series 2015-GC32, Class A3
3.498%	07/10/48	1,794	1,736,890
Series 2015-GS01, Class AAB
3.553%	11/10/48	1,329	1,297,840
Series 2019-GC42, Class A3
2.749%	09/10/52	1,000	888,053
Series 2020-GC45, Class A1
2.019%	02/13/53	28	27,436
Series 2020-GC45, Class A3
2.639%	02/13/53	100	93,497
Series 2020-GC45, Class A4
2.658%	02/13/53	100	87,843
Series 2020-GC47, Class A4
2.125%	05/12/53	1,068	898,536
Series 2021-GSA03, Class A4
2.369%	12/15/54	100	82,391

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C22, Class A4
3.801%	09/15/47	1,283	$1,260,439
Series 2014-C24, Class A4A1
3.373%	11/15/47	3,225	3,166,994
Series 2014-C24, Class A5
3.639%	11/15/47	2,000	1,950,622
Series 2015-C28, Class A3
2.912%	10/15/48	832	811,755
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP02, Class ASB
2.713%	08/15/49	46	44,878
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A4, 144A
3.551%	07/12/50	500	469,633
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class A3
3.077%	03/15/48	42	40,945
Series 2015-C23, Class A3
3.451%	07/15/50	5,839	5,677,762
Series 2015-C23, Class ASB
3.398%	07/15/50	93	91,958
Series 2015-C24, Class A4
3.732%	05/15/48	998	966,100
Series 2015-C26, Class ASB
3.323%	10/15/48	135	132,561
Series 2015-C27, Class ASB
3.557%	12/15/47	154	150,961
Series 2016-C31, Class A4
2.840%	11/15/49	46	42,869
Series 2016-C32, Class ASB
3.514%	12/15/49	590	571,064
Morgan Stanley Capital I Trust,
Series 2021-L06, Class ASB
2.250%(cc)	06/15/54	350	309,941
Series 2021-L07, Class A1
0.881%	10/15/54	890	830,595
UBS Commercial Mortgage Trust,
Series 2017-C04, Class A3
3.301%	10/15/50	246	230,395
Series 2018-C08, Class ASB
3.903%	02/15/51	287	279,131
Series 2019-C17, Class A2
2.313%	10/15/52	500	486,878
Wells Fargo Commercial Mortgage Trust,
Series 2015-C29, Class A3
3.368%	06/15/48	332	322,982
Series 2015-LC20, Class A3
3.086%	04/15/50	100	97,372
Series 2015-LC20, Class A5
3.184%	04/15/50	400	386,446
Series 2016-BNK1, Class A3
2.652%	08/15/49	2,000	1,854,201
Series 2016-LC24, Class A4
2.942%	10/15/49	275	258,440
Series 2016-NXS05, Class A5
3.372%	01/15/59	2,028	1,940,760

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-C41, Class A2
2.590%	11/15/50	1,263	$1,161,696
Series 2020-C55, Class A3
2.462%	02/15/53	100	91,869
Series 2020-C57, Class A1
0.903%	08/15/53	1,229	1,175,333

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $83,799,947)			81,989,887

CORPORATE BONDS — 27.9%
Aerospace & Defense — 0.5%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.700%	02/01/27	220	207,548
2.950%	02/01/30	1,130	1,019,810
3.550%	03/01/38	780	634,304
3.625%	03/01/48	850	628,732
General Dynamics Corp.,
Gtd. Notes
3.625%	04/01/30	5	4,804

			2,495,198

Agriculture — 0.3%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.557%	08/15/27	54	51,506
4.700%	04/02/27	1,180	1,167,969
BAT International Finance PLC (United Kingdom),
Gtd. Notes
4.448%	03/16/28	290	283,797

			1,503,272

Airlines — 0.0%
United Airlines 2019-2 Class AA Pass-Through Trust, Pass-Through Certificates
2.700%	11/01/33	42	35,084

Auto Manufacturers — 0.5%
General Motors Co.,
Sr. Unsec’d. Notes
6.250%	10/02/43	650	664,968
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes
2.350%	01/08/31	425	351,474
2.400%	04/10/28(a)	545	489,491
2.400%	10/15/28	220	195,466
3.800%	04/07/25	30	29,397
5.000%	04/09/27	550	549,145

			2,279,941

Banks — 8.6%
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
2.015%(ff)	02/13/26(a)	720	691,741
2.087%(ff)	06/14/29	260	229,292
2.972%(ff)	02/04/33	3,890	3,305,579
3.194%(ff)	07/23/30	35	31,741

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
3.384%(ff)	04/02/26	640	$622,907
4.376%(ff)	04/27/28	2,720	2,658,594
Sr. Unsec’d. Notes, Series N
2.651%(ff)	03/11/32	40	33,804
Sub. Notes, MTN
4.000%	01/22/25	95	93,707
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
1.600%	04/24/25	45	43,200
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.932%(ff)	05/07/25	520	516,716
BNP Paribas SA (France),
Sr. Non-Preferred Notes, 144A
1.323%(ff)	01/13/27	1,470	1,356,089
1.904%(ff)	09/30/28	500	443,594
3.375%	01/09/25	255	249,474
Citigroup, Inc.,
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)	165	153,750
Sr. Unsec’d. Notes
1.462%(ff)	06/09/27	285	260,829
2.666%(ff)	01/29/31	630	546,859
2.976%(ff)	11/05/30	250	222,856
3.057%(ff)	01/25/33	4,505	3,844,741
3.106%(ff)	04/08/26	275	267,390
3.352%(ff)	04/24/25	160	158,817
3.400%	05/01/26	150	144,790
Sub. Notes
4.400%	06/10/25	500	494,340
4.450%	09/29/27	15	14,653
6.174%(ff)	05/25/34	450	466,723
Danske Bank A/S (Denmark),
Sr. Non-Preferred Notes, 144A, MTN
3.773%(ff)	03/28/25	280	278,585
Deutsche Bank AG (Germany),
Sr. Non-Preferred Notes
3.961%(ff)	11/26/25	275	270,497
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.431%(ff)	03/09/27	50	46,092
1.542%(ff)	09/10/27	5,150	4,671,264
2.600%	02/07/30	25	21,960
2.615%(ff)	04/22/32	260	218,240
3.500%	01/23/25	60	58,847
3.500%	04/01/25	190	185,906
3.615%(ff)	03/15/28	370	354,536
3.850%	01/26/27	170	165,485
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)	120	115,593
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25(oo)	240	226,257
Sr. Unsec’d. Notes
1.045%(ff)	11/19/26	260	240,755
1.578%(ff)	04/22/27	260	239,935
1.953%(ff)	02/04/32	30	24,416

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
2.069%(ff)	06/01/29	150	$132,987
2.963%(ff)	01/25/33	4,735	4,054,587
4.005%(ff)	04/23/29	55	52,933
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
5.985%(ff)	08/07/27	725	737,392
Morgan Stanley,
Sr. Unsec’d. Notes
1.593%(ff)	05/04/27	290	267,132
4.210%(ff)	04/20/28	485	473,847
Sr. Unsec’d. Notes, GMTN
2.239%(ff)	07/21/32	15	12,257
2.699%(ff)	01/22/31	1,040	911,008
Sr. Unsec’d. Notes, MTN
2.943%(ff)	01/21/33	4,935	4,194,507
Sub. Notes, GMTN
4.350%	09/08/26	545	535,194
Sub. Notes, MTN
3.950%	04/23/27	55	53,382
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
2.550%	01/22/30	20	17,500
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, MTN
3.375%	04/14/25	20	19,589
Societe Generale SA (France),
Sr. Non-Preferred Notes, 144A
1.488%(ff)	12/14/26	200	184,115
Sr. Non-Preferred Notes, 144A, MTN
3.875%	03/28/24	245	243,746
State Street Corp.,
Sr. Sub. Notes
2.200%	03/03/31	25	20,833
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
1.902%	09/17/28	260	227,390
Sumitomo Mitsui Trust Bank Ltd. (Japan),
Sr. Unsec’d. Notes, 144A, MTN
0.850%	03/25/24	280	277,095
2.800%	03/10/27	200	187,669
UBS AG (Switzerland),
Sr. Unsec’d. Notes
1.250%	06/01/26	205	188,235
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
3.091%(ff)	05/14/32	250	212,813
4.488%(ff)	05/12/26	390	384,179
Sr. Unsec’d. Notes, 144A, SOFR + 1.580%
6.976%(c)	05/12/26(a)	1,210	1,215,618
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.164%(ff)	02/11/26	25	24,074
2.572%(ff)	02/11/31	3,210	2,775,501
3.526%(ff)	03/24/28	695	663,275
3.908%(ff)	04/25/26	20	19,612

			42,057,024

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Beverages — 0.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.900%	02/01/46		1,420	$1,389,915
PepsiCo, Inc.,
Sr. Unsec’d. Notes
2.625%	03/19/27		20	18,984

				1,408,899

Biotechnology — 0.4%
Amgen, Inc.,
Sr. Unsec’d. Notes
3.000%	02/22/29		30	28,209
5.250%	03/02/33		1,720	1,762,905
Baxalta, Inc.,
Gtd. Notes
4.000%	06/23/25		60	59,024

				1,850,138

Chemicals — 0.1%
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP,
Sr. Unsec’d. Notes, 144A
5.125%	04/01/25(a)		165	165,046
FMC Corp.,
Sr. Unsec’d. Notes
3.450%	10/01/29		195	178,174

				343,220

Commercial Services — 0.3%
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
2.375%	09/25/26	EUR	231	244,465
Equifax, Inc.,
Sr. Unsec’d. Notes
2.350%	09/15/31		255	211,931
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.800%	11/01/25		70	68,313
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25		15	14,538
Moody’s Corp.,
Sr. Unsec’d. Notes
3.750%	03/24/25		50	49,224
Trustees of Princeton University (The),
Unsec’d. Notes
4.201%	03/01/52		695	647,231

				1,235,702

Cosmetics/Personal Care — 0.0%
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
3.000%	03/25/30		5	4,683

Distribution/Wholesale — 0.0%
Ritchie Bros Holdings, Inc. (Canada),
Sr. Sec’d. Notes, 144A
6.750%	03/15/28		50	51,500

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services — 0.7%
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
3.000%	04/02/25	165	$160,905
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.500%	04/14/27(a)	1,990	1,908,935
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.273%(ff)	03/01/30	20	17,841
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes
2.000%	03/20/28	520	463,038
2.750%	10/01/29	70	63,031
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.172%	07/14/28	200	174,914
2.710%	01/22/29	200	176,984
Ontario Teachers’ Finance Trust (Canada),
Gtd. Notes, 144A
0.875%	09/21/26	250	227,848

			3,193,496

Electric — 3.7%
AEP Texas, Inc.,
Sr. Unsec’d. Notes, Series I
2.100%	07/01/30	1,445	1,212,662
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes
4.250%	09/15/48	1,070	924,135
Arizona Public Service Co.,
Sr. Unsec’d. Notes
2.200%	12/15/31	50	40,689
Atlantic City Electric Co.,
First Mortgage
2.300%	03/15/31	20	16,902
Avangrid, Inc.,
Sr. Unsec’d. Notes
3.200%	04/15/25	130	126,405
CenterPoint Energy Houston Electric LLC,
First Mortgage, Series AE
2.350%	04/01/31	20	17,121
General Ref. Mortgage, Series Z
2.400%	09/01/26	240	226,091
Commonwealth Edison Co.,
First Mortgage, Series 130
3.125%	03/15/51	1,570	1,113,453
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series B
3.600%	03/15/27	30	28,791
Sr. Unsec’d. Notes, Series D
2.850%	08/15/26	75	70,716
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.650%	09/01/26	185	175,552
Duke Energy Florida LLC,
First Mortgage
2.400%	12/15/31	15	12,680

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Emera US Finance LP (Canada),
Gtd. Notes
3.550%	06/15/26	1,190	$1,145,800
Enel Finance International NV (Italy),
Gtd. Notes, 144A
1.875%	07/12/28	210	182,651
Entergy Louisiana LLC,
Collateral Trust
4.000%	03/15/33	3,000	2,799,482
Evergy, Inc.,
Sr. Unsec’d. Notes
2.450%	09/15/24	40	39,084
Hydro-Quebec (Canada),
Local Gov’t. Gtd. Notes, Series GF
8.875%	03/01/26	3,400	3,673,644
Nevada Power Co.,
General Ref. Mortgage, Series CC
3.700%	05/01/29	40	38,408
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
6.051%	03/01/25	305	307,749
Northern States Power Co.,
First Mortgage
4.500%	06/01/52	110	101,485
Pacific Gas & Electric Co.,
First Mortgage
4.950%	07/01/50	500	428,784
PacifiCorp,
First Mortgage
3.350%	07/01/25	160	155,622
Public Service Co. of Colorado,
First Mortgage
3.600%	09/15/42	1,985	1,571,584
Southern Co. (The),
Jr. Sub. Notes
4.475%	08/01/24	1,230	1,219,156
Sr. Unsec’d. Notes, Series 21-B
1.750%	03/15/28	35	31,122
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series A
2.875%	07/15/29	45	41,349
Sr. Unsec’d. Notes, Series B
2.950%	11/15/26	950	907,737
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	305	300,388
3.700%	01/30/27	690	654,319
WEC Energy Group, Inc.,
Sr. Unsec’d. Notes
2.200%	12/15/28	200	177,959
Wisconsin Electric Power Co.,
Sr. Unsec’d. Notes
1.700%	06/15/28	150	133,336

			17,874,856

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Engineering & Construction — 0.1%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
4.250%	10/31/26	419	$403,510

Entertainment — 0.4%
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	02/15/30	200	205,617
Warnermedia Holdings, Inc.,
Gtd. Notes
3.755%	03/15/27(a)	405	388,163
5.050%	03/15/42(a)	1,680	1,481,222

			2,075,002

Environmental Control — 0.0%
Waste Connections, Inc.,
Sr. Unsec’d. Notes
2.200%	01/15/32	35	29,245

Foods — 0.0%
Mondelez International, Inc.,
Sr. Unsec’d. Notes
2.125%	03/17/24	5	4,960

Gas — 0.2%
Atmos Energy Corp.,
Sr. Unsec’d. Notes
2.625%	09/15/29	30	27,290
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
5.050%	05/15/52	860	803,539

			830,829

Healthcare-Products — 0.0%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
2.300%	03/12/31	20	17,337
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.600%	10/01/29	5	4,558

			21,895

Healthcare-Services — 1.4%
AdventHealth Obligated Group,
Unsec’d. Notes, Series E
2.795%	11/15/51	1,500	1,019,320
Elevance Health, Inc.,
Sr. Unsec’d. Notes
2.875%	09/15/29	65	59,597
3.500%	08/15/24	25	24,654
HCA, Inc.,
Gtd. Notes
3.125%	03/15/27	160	151,705
3.375%	03/15/29	10	9,224
5.000%	03/15/24	500	498,978
Humana, Inc.,
Sr. Unsec’d. Notes
4.500%	04/01/25	155	153,856

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Nationwide Children’s Hospital, Inc.,
Unsec’d. Notes
4.556%	11/01/52	975	$914,878
Presbyterian Healthcare Services,
Unsec’d. Notes
4.875%	08/01/52	1,125	1,111,898
Queen’s Health Systems (The),
Sec’d. Notes
4.810%	07/01/52	680	648,879
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.950%	06/30/30	75	67,131
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.300%	05/15/31	20	17,311
4.750%	05/15/52	180	173,099
5.050%	04/15/53	1,760	1,780,341
Universal Health Services, Inc.,
Sr. Sec’d. Notes
2.650%	01/15/32	30	24,604

			6,655,475

Home Builders — 0.1%
Toll Brothers Finance Corp.,
Gtd. Notes
4.875%	03/15/27	720	716,742

Household Products/Wares — 0.0%
Kimberly-Clark Corp.,
Sr. Unsec’d. Notes
3.100%	03/26/30	2	1,866

Insurance — 0.6%
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes
3.650%	04/05/27	90	86,671
3.850%	04/05/29	550	519,171
3.900%	04/05/32	1,030	933,071
Equitable Financial Life Global Funding,
Sec’d. Notes, 144A
1.800%	03/08/28	125	109,628
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.569%	02/01/29	907	887,707
5.500%	06/15/52	500	493,823
Unum Group,
Sr. Unsec’d. Notes
4.000%	06/15/29	50	47,429

			3,077,500

Internet — 0.0%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.000%	04/13/25	20	19,587

Machinery-Construction & Mining — 0.0%
Caterpillar, Inc.,
Sr. Unsec’d. Notes
1.900%	03/12/31	25	21,519

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Machinery-Diversified — 0.1%
Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	01/01/30	100	$104,667
Flowserve Corp.,
Sr. Unsec’d. Notes
2.800%	01/15/32	15	12,424
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
4.700%	09/15/28	275	272,005

			389,096

Media — 0.9%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.250%	01/15/29	130	112,861
2.300%	02/01/32	510	406,095
4.800%	03/01/50	1,570	1,221,984
4.908%	07/23/25	110	108,974
5.050%	03/30/29	1,235	1,222,859
Comcast Corp.,
Gtd. Notes
2.650%	02/01/30	70	62,982
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
2.600%	06/15/31	380	321,583
3.150%	08/15/24	424	416,511
3.500%	08/15/27	600	570,685

			4,444,534

Mining — 0.3%
Newmont Corp.,
Gtd. Notes
2.250%	10/01/30	825	712,993
2.600%	07/15/32	1,145	979,083
2.800%	10/01/29	10	9,138

			1,701,214

Miscellaneous Manufacturing — 0.0%
Carlisle Cos., Inc.,
Sr. Unsec’d. Notes
2.200%	03/01/32	45	36,494
Teledyne Technologies, Inc.,
Gtd. Notes
2.750%	04/01/31	20	17,406

			53,900

Office/Business Equipment — 0.2%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26	1,265	1,184,475

Oil & Gas — 1.1%
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
2.650%	01/15/32	1,995	1,649,381

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24	50	$49,555
Diamondback Energy, Inc.,
Gtd. Notes
3.125%	03/24/31	175	155,708
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
8.625%	01/19/29	790	842,337
Korea National Oil Corp. (South Korea),
Sr. Unsec’d. Notes, 144A
4.750%	04/03/26(a)	220	218,891
4.875%	04/03/28	210	211,163
Phillips 66 Co.,
Gtd. Notes
3.550%	10/01/26	315	305,158
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
1.900%	08/15/30	810	688,400
Valero Energy Corp.,
Sr. Unsec’d. Notes
2.800%	12/01/31	15	12,774
Var Energi ASA (Norway),
Sr. Unsec’d. Notes, 144A
5.000%	05/18/27	1,460	1,419,479

			5,552,846

Packaging & Containers — 0.3%
AptarGroup, Inc.,
Sr. Unsec’d. Notes
3.600%	03/15/32	1,300	1,173,339
Ball Corp.,
Gtd. Notes
6.000%	06/15/29(a)	350	357,220
Graphic Packaging International LLC,
Sr. Sec’d. Notes, 144A
1.512%	04/15/26	150	136,436

			1,666,995

Pharmaceuticals — 0.7%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26	425	407,594
3.600%	05/14/25	425	417,504
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.734%	12/15/24	13	12,792
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
3.400%	07/26/29	4	3,793
Cencora, Inc.,
Sr. Unsec’d. Notes
2.700%	03/15/31	20	17,538
3.450%	12/15/27	30	28,906
Cigna Group (The),
Gtd. Notes
3.400%	03/01/27	60	57,829

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
3.500%	06/15/24	100	$98,977
Sr. Unsec’d. Notes
2.400%	03/15/30	335	293,502
CVS Health Corp.,
Sr. Unsec’d. Notes
5.000%	01/30/29	90	91,550
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26	385	370,110
Viatris, Inc.,
Gtd. Notes
2.700%	06/22/30	630	533,746
3.850%	06/22/40	205	152,816
4.000%	06/22/50	1,165	819,904

			3,306,561

Pipelines — 2.1%
Energy Transfer LP,
Sr. Unsec’d. Notes
2.900%	05/15/25	170	164,860
3.750%	05/15/30	965	895,679
4.950%	05/15/28	305	303,817
4.950%	06/15/28	500	498,826
5.150%	03/15/45	1,080	991,368
Enterprise Products Operating LLC,
Gtd. Notes
3.125%	07/31/29	40	37,410
MPLX LP,
Sr. Unsec’d. Notes
4.875%	12/01/24	25	24,844
4.950%	03/14/52	1,875	1,674,251
ONEOK Partners LP,
Gtd. Notes
4.900%	03/15/25	30	29,859
ONEOK, Inc.,
Gtd. Notes
3.100%	03/15/30	645	579,473
4.350%	03/15/29	305	296,357
4.450%	09/01/49	595	499,324
5.850%	01/15/26	200	203,148
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29	2,150	1,979,386
Targa Resources Corp.,
Gtd. Notes
4.200%	02/01/33	1,345	1,238,424
6.250%	07/01/52	305	315,785
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
2.600%	03/15/31	280	239,710
4.000%	09/15/25	65	63,811

			10,036,332

Real Estate — 0.1%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A
4.125%	02/01/29	600	561,405

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) — 1.4%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
2.250%	04/01/28	15	$13,321
2.500%	08/16/31	5	4,200
4.050%	07/01/30	1,980	1,858,257
Corporate Office Properties LP,
Gtd. Notes
2.750%	04/15/31	5	4,074
CubeSmart LP,
Gtd. Notes
2.250%	12/15/28	105	92,762
Digital Realty Trust LP,
Gtd. Notes
3.600%	07/01/29	40	37,589
Essex Portfolio LP,
Gtd. Notes
1.700%	03/01/28	40	35,056
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	04/15/26	2,400	2,389,132
Invitation Homes Operating Partnership LP,
Gtd. Notes
2.300%	11/15/28	135	120,202
Kimco Realty OP LLC,
Gtd. Notes
2.250%	12/01/31	50	40,815
Phillips Edison Grocery Center Operating Partnership I LP,
Gtd. Notes
2.625%	11/15/31	395	322,495
Realty Income Corp.,
Sr. Unsec’d. Notes
3.400%	01/15/28	15	14,274
Sun Communities Operating LP,
Gtd. Notes
2.300%	11/01/28	1,855	1,627,467
2.700%	07/15/31	20	16,675
Welltower OP LLC,
Gtd. Notes
2.800%	06/01/31	335	292,514

			6,868,833

Retail — 0.1%
AutoNation, Inc.,
Sr. Unsec’d. Notes
3.850%	03/01/32(a)	300	267,099
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.500%	07/01/27	15	14,580

			281,679

Semiconductors — 0.5%
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35	470	386,005
3.419%	04/15/33	2,275	1,998,493

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors (cont’d.)
Intel Corp.,
Sr. Unsec’d. Notes
3.750%	03/25/27	30	$29,391
5.625%	02/10/43	155	166,057

			2,579,946

Software — 0.2%
Oracle Corp.,
Sr. Unsec’d. Notes
2.950%	05/15/25	50	48,567
4.300%	07/08/34	959	895,496
Take-Two Interactive Software, Inc.,
Sr. Unsec’d. Notes
3.300%	03/28/24	11	10,931
3.550%	04/14/25	20	19,585

			974,579

Telecommunications — 1.7%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/41	1,725	1,370,974
3.550%	09/15/55	1,360	980,530
4.300%	02/15/30	415	406,234
T-Mobile USA, Inc.,
Gtd. Notes
3.500%	04/15/25	455	445,588
3.750%	04/15/27	435	422,124
3.875%	04/15/30	3,140	2,981,081
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.680%	10/30/30	255	210,093
2.100%	03/22/28	500	452,020
2.355%	03/15/32	318	264,730
2.550%	03/21/31(a)	390	336,343
3.000%	03/22/27	10	9,508
4.016%	12/03/29(a)	200	193,504

			8,072,729

Transportation — 0.0%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
5.050%	03/01/41	215	215,533

TOTAL CORPORATE BONDS (cost $140,097,151)			136,081,800

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.8%
Chase Home Lending Mortgage Trust,
Series 2023-RPL01, Class A1, 144A
3.500%(cc)	06/25/62	724	652,602
Citigroup Mortgage Loan Trust,
Series 2022-A, Class A1, 144A
6.170%	09/25/62	271	272,328
Connecticut Avenue Securities Trust,
Series 2023-R08, Class 1M1, 144A, 30 Day Average SOFR + 1.500% (Cap N/A, Floor 0.000%)
6.837%(c)	10/25/43	547	547,821

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Trust,
Series 2022-RPL04, Class A1, 144A
3.904%(cc)	04/25/62	439	$411,175
Fannie Mae REMIC,
Series 2022-51, Class PS, IO, 30 Day Average SOFR x (1) + 5.950% (Cap 5.950%, Floor 0.000%)
0.613%(c)	08/25/52	5,089	468,586
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2022-DNA03, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 0.000%)
8.237%(c)	04/25/42	2,181	2,239,408
Series 2022-DNA06, Class M1A, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 0.000%)
7.487%(c)	09/25/42	759	765,615
Freddie Mac REMIC,
Series 5222, Class SA, IO, 30 Day Average SOFR x (1) + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	05/25/52	208	6,425
Freddie Mac Strips,
Series 406, Class PO, PO
1.210%(s)	10/25/53	459	368,512
Government National Mortgage Assoc.,
Series 2019-70, Class SJ, 1 Month SOFR x (1) + 5.986% (Cap 6.100%, Floor 0.000%)
0.627%(c)	06/16/38	14,830	1,175,771
Series 2022-046, Class S, IO, 30 Day Average SOFR x (1) + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	03/20/52	554	10,763
Series 2022-066, Class SB, IO, 30 Day Average SOFR x (1) + 3.850% (Cap 3.850%, Floor 0.000%)
0.000%(c)	04/20/52	737	26,411
Series 2022-068, Class SP, IO, 30 Day Average SOFR x (1) + 3.850% (Cap 3.850%, Floor 0.000%)
0.000%(c)	04/20/52	690	22,282
Series 2022-078, Class SB, IO, 30 Day Average SOFR x (1) + 3.750% (Cap 3.750%, Floor 0.000%)
0.000%(c)	04/20/52	1,425	49,811
Series 2022-093, Class GS, IO, 30 Day Average SOFR x (1) + 3.650% (Cap 3.650%, Floor 0.000%)
0.000%(c)	05/20/52	527	14,487
Series 2022-133, Class SA, IO, 30 Day Average SOFR x (1) + 3.950% (Cap 3.950%, Floor 0.000%)
0.000%(c)	07/20/52	1,097	29,465
Series 2022-148, Class DS, IO, 30 Day Average SOFR x (1) + 3.600% (Cap 3.600%, Floor 0.000%)
0.000%(c)	08/20/52	1,117	28,253
PMT Credit Risk Transfer Trust,
Series 2023-01R, Class A, 144A, 30 Day Average SOFR + 4.400% (Cap N/A, Floor 0.000%)
9.738%(c)	03/27/25	1,016	1,024,086
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58	205	193,455

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Shamrock Residential (Ireland),
Series 2023-01A, Class A, 144A, 1 Month EURIBOR + 1.000% (Cap N/A, Floor 0.000%)
4.876%(c)	06/24/71	EUR	144	$158,084

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $7,653,403)				8,465,340

SOVEREIGN BONDS — 1.8%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27		715	685,392
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
0.625%	07/15/25		400	375,817
Gov’t. Gtd. Notes, Series DTC
1.750%	10/17/24		2,200	2,135,286
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, EMTN
1.750%	09/05/24		2,600	2,535,444
Province of Alberta (Canada),
Sr. Unsec’d. Notes
1.300%	07/22/30		685	572,261
3.300%	03/15/28		1,195	1,149,609
Province of Quebec (Canada),
Sr. Unsec’d. Notes
1.350%	05/28/30		200	168,297
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.375%	10/17/24		400	390,701
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN
5.000%	09/27/26	EUR	400	451,803
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
0.750%	07/09/27	EUR	269	272,092
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes
2.625%	05/29/24		200	197,610

TOTAL SOVEREIGN BONDS (cost $9,141,858)				8,934,312

U.S. GOVERNMENT AGENCY OBLIGATIONS — 27.8%
Federal Home Loan Bank
4.250%	09/10/32		850	845,549
Federal Home Loan Mortgage Corp.
2.000%	02/01/36		839	756,780
2.000%	05/01/42		432	368,409
2.000%	04/01/51		84	68,879
2.000%	06/01/51		3,987	3,260,294
2.000%	07/01/51		527	431,603
2.000%	09/01/51		2,269	1,882,201
2.500%	07/01/51		1,912	1,628,591
2.500%	08/01/51		1,818	1,548,814
3.000%	09/01/46		1,104	1,005,445
3.000%	12/01/46		533	484,100
3.000%	09/01/50		4,940	4,397,405

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	03/01/51	1,932	$1,708,575
3.000%	06/01/51	600	530,238
3.000%	02/01/52	939	838,073
3.000%	08/01/52	519	458,726
3.500%	03/01/48	599	560,980
3.500%	06/01/52	4,914	4,506,720
4.000%	11/01/37	1,052	1,032,493
4.000%	05/01/52	1,318	1,246,857
4.500%	05/01/52	447	433,338
5.000%	09/01/38	377	378,778
5.000%	10/01/38	119	119,836
5.000%	06/01/52	1,792	1,775,242
5.000%	11/01/52	471	466,966
5.500%	01/01/53	3,923	3,941,968
6.000%	12/01/52	911	926,290
6.250%	07/15/32	70	81,175
6.750%	09/15/29	90	102,549
6.750%	03/15/31	1,230	1,432,252
Federal National Mortgage Assoc.
0.875%	08/05/30	175	142,751
1.500%	01/01/36	1,805	1,577,550
1.500%	11/01/50	459	359,031
1.500%	02/01/51	5,440	4,253,106
2.000%	03/01/31	418	391,995
2.000%	01/01/32	859	799,940
2.000%	02/01/37	1,382	1,239,018
2.000%	05/01/37	2,880	2,580,829
2.000%	05/01/42	1,690	1,442,989
2.000%	10/01/50	1,221	1,004,490
2.000%	12/01/50	122	100,168
2.000%	01/01/51	1,549	1,272,993
2.000%	02/01/51	43	35,383
2.000%	04/01/51	556	456,331
2.000%	04/01/51	3,415	2,803,851
2.000%	05/01/51	11,123	9,122,915
2.000%	07/01/51	4,353	3,577,512
2.000%	08/01/51	2,660	2,179,631
2.500%	07/01/32	441	414,633
2.500%	08/01/32	475	446,698
2.500%	09/01/32	464	435,448
2.500%	01/01/35	434	404,000
2.500%	07/01/35	1,703	1,601,137
2.500%	12/01/36	460	427,003
2.500%	04/01/51	486	415,947
2.500%	06/01/51	2,732	2,326,398
2.500%	08/01/51	447	381,143
2.500%	08/01/51	4,804	4,092,491
2.500%	02/01/52	2,243	1,926,628
2.500%	04/01/52	1,136	974,822
3.000%	05/01/35	1,417	1,338,786
3.000%	06/01/36	1,128	1,073,269
3.000%	07/01/36	868	820,220
3.000%	02/01/51	986	873,216
3.000%	05/01/51	646	571,681
3.000%	05/01/51	792	700,035
3.000%	05/01/51	856	758,986
3.000%	02/01/52	1,799	1,591,431
3.000%	04/01/52	2,269	2,030,217

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	02/01/52	940	$866,422
3.500%	03/01/52	908	843,578
3.500%	06/01/52	1,931	1,771,400
4.000%	01/01/50	473	455,025
4.000%	05/01/50	494	472,780
4.000%	05/01/52	4,082	3,876,630
4.000%	08/01/52	2,406	2,275,683
5.000%	TBA(tt)	1,000	989,297
5.000%	06/01/52	871	862,361
5.000%	10/01/52	479	474,055
5.500%	01/01/38	1,000	1,014,701
6.000%	TBA(tt)	1,000	1,015,312
6.000%	01/01/53	1,990	2,021,749
6.625%	11/15/30	290	333,481
4.336%(s)	03/17/31	710	518,454
Government National Mortgage Assoc.
2.000%	10/20/51	475	402,434
2.500%	07/20/51	1,228	1,074,661
2.500%	08/20/51(k)	6,858	5,997,544
3.000%	03/20/47	1,261	1,158,021
3.000%	01/20/50	565	515,572
3.000%	06/20/51	1,587	1,440,128
3.000%	10/20/51	2,202	1,994,329
3.000%	11/20/51	869	787,306
3.500%	06/20/42	432	410,246
3.500%	03/20/43	257	243,911
3.500%	06/20/46	2,816	2,654,485
4.000%	09/20/47	1,854	1,789,803
4.000%	02/20/48	143	138,367
4.000%	04/20/48	445	429,545
4.000%	06/20/52	488	465,908
4.500%	08/20/48	1,335	1,319,617
4.500%	05/20/52	949	927,543
4.500%	07/20/52	1,943	1,897,589
Tennessee Valley Authority, Sr. Unsec’d. Notes
1.500%	09/15/31	200	163,176

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $139,305,794)			135,764,911

U.S. TREASURY OBLIGATIONS — 2.5%
U.S. Treasury Bonds
2.250%	05/15/41(k)	3,770	2,876,981
U.S. Treasury Notes
4.375%	11/30/28	465	475,899
4.500%	11/15/33	2,530	2,658,081
U.S. Treasury Strips Coupon
3.072%(s)	08/15/37	1,465	835,908
3.229%(s)	05/15/41	4,540	2,135,219
3.255%(s)	08/15/42	1,980	872,902
3.273%(s)	05/15/43	5,150	2,195,791
4.920%(s)	08/15/48	305	105,380

TOTAL U.S. TREASURY OBLIGATIONS (cost $13,813,573)			12,156,161

TOTAL LONG-TERM INVESTMENTS (cost $482,705,793)			472,174,194

	Shares	Value

SHORT-TERM INVESTMENTS — 3.3%

AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wb)	9,909,602	$9,909,602
PGIM Institutional Money Market Fund (cost $6,218,204; includes $6,192,238 of cash collateral for securities on loan)(b)(wb)	6,221,620	6,219,132

TOTAL SHORT-TERM INVESTMENTS (cost $16,127,806)		16,128,734

TOTAL INVESTMENTS—100.1% (cost $498,833,599)		488,302,928

Liabilities in excess of other assets(z) — (0.1)%		(361,142)

NET ASSETS — 100.0%		$487,941,786

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $6,068,458; cash collateral of $6,192,238 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $0 is 0.0% of net assets.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Forward Commitment Contracts:

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value

Federal National Mortgage Assoc.	2.000%	TBA	01/16/24	$(2,000)	$(1,634,375)
Federal National Mortgage Assoc.	2.500%	TBA	01/16/24	(500)	(425,313)
Federal National Mortgage Assoc.	3.000%	TBA(tt)	01/16/24	(500)	(442,246)
Federal National Mortgage Assoc.	3.500%	TBA	01/16/24	(500)	(458,672)
Federal National Mortgage Assoc.	4.000%	TBA(tt)	01/16/24	(1,500)	(1,418,613)
Government National Mortgage Assoc.	3.000%	TBA	01/22/24	(3,000)	(2,715,930)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $6,944,668)					$(7,095,149)

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
10	3 Month CME SOFR	Mar. 2024	$2,366,063	$2,212
10	3 Month CME SOFR	Jun. 2024	2,375,375	9,094
10	3 Month CME SOFR	Sep. 2024	2,387,125	16,252
17	2 Year U.S. Treasury Notes	Mar. 2024	3,500,539	33,282
201	5 Year U.S. Treasury Notes	Mar. 2024	21,863,461	320,892
108	10 Year U.S. Treasury Notes	Mar. 2024	12,192,188	139,708
166	20 Year U.S. Treasury Bonds	Mar. 2024	20,739,625	1,145,036
214	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	28,589,063	2,411,988

				$4,078,464

Forward foreign currency exchange contracts outstanding at December 31, 2023:

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 01/12/24	JPM	EUR 1,027	$1,124,536	$1,134,306	$—	$(9,770)

Credit default swap agreement outstanding at December 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.41.V2	12/20/28	5.000	%(Q)	8,004	3.562%	$144,376	$480,245	$335,869

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$—	$ 851,512
JPS	—	2,876,981

Total	$—	$3,728,493

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$36,414,435	$—
Collateralized Loan Obligations	—	46,448,601	—
Consumer Loans	—	4,168,164	—
Credit Cards	—	1,090,511	—
Home Equity Loans	—	570,209	—
Student Loans	—	89,863	—
Commercial Mortgage-Backed Securities	—	81,989,887	—
Corporate Bonds	—	136,081,800	—
Residential Mortgage-Backed Securities	—	8,465,340	—
Sovereign Bonds	—	8,934,312	—
U.S. Government Agency Obligations	—	135,764,911	—
U.S. Treasury Obligations	—	12,156,161	—
Short-Term Investments
Affiliated Mutual Funds	16,128,734	—	—

Total	$16,128,734	$472,174,194	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Level 1	Level 2	Level 3

Other Financial Instruments*
Assets
Futures Contracts	$4,078,464	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	335,869	—

Total	$4,078,464	$335,869	$—

Liabilities
Forward Commitment Contracts	$—	$(7,095,149)	$—
OTC Forward Foreign Currency Exchange Contract	—	(9,770)	—

Total	$—	$(7,104,919)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2023 were as follows:

U.S. Government Agency Obligations	27.8%
Commercial Mortgage-Backed Securities	16.8
Collateralized Loan Obligations	9.5
Banks	8.6
Automobiles	7.5
Electric	3.7
Affiliated Mutual Funds (1.3% represents investments purchased with collateral from securities on loan)	3.3
U.S. Treasury Obligations	2.5
Pipelines	2.1
Sovereign Bonds	1.8
Residential Mortgage-Backed Securities	1.8
Telecommunications	1.7
Real Estate Investment Trusts (REITs)	1.4
Healthcare-Services	1.4
Oil & Gas	1.1
Media	0.9
Consumer Loans	0.9
Pharmaceuticals	0.7
Diversified Financial Services	0.7
Insurance	0.6
Semiconductors	0.5
Aerospace & Defense	0.5
Auto Manufacturers	0.5
Entertainment	0.4
Biotechnology	0.4
Mining	0.3
Packaging & Containers	0.3
Agriculture	0.3
Beverages	0.3
Commercial Services	0.3

Office/Business Equipment	0.2%
Credit Cards	0.2
Software	0.2
Gas	0.2
Home Builders	0.1
Home Equity Loans	0.1
Real Estate	0.1
Engineering & Construction	0.1
Machinery-Diversified	0.1
Chemicals	0.1
Retail	0.1
Transportation	0.0	*
Student Loans	0.0	*
Miscellaneous Manufacturing	0.0	*
Distribution/Wholesale	0.0	*
Airlines	0.0	*
Environmental Control	0.0	*
Healthcare-Products	0.0	*
Machinery-Construction & Mining	0.0	*
Internet	0.0	*
Foods	0.0	*
Cosmetics/Personal Care	0.0	*
Household Products/Wares	0.0	*

	100.1
Liabilities in excess of other assets	(0.1)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$ 335,869	*	—	$—
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	9,770
Interest rate contracts	Due from/to broker-variation margin futures	4,078,464	*	—	—

		$4,414,333			$9,770

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$116,014
Foreign exchange contracts	—	—	—	(3,592)	—
Interest rate contracts	(40,425)	73,047	(5,603,560)	—	—

Total	$(40,425)	$73,047	$(5,603,560)	$(3,592)	$116,014

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$335,869
Foreign exchange contracts	—	(9,770)	—
Interest rate contracts	4,739,267	—	—

Total	$4,739,267	$(9,770)	$335,869

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$2,375
Options Written (2)	1,800,000
Futures Contracts - Long Positions (2)	93,201,723
Futures Contracts - Short Positions (2)	19,663,525
Forward Foreign Currency Exchange Contracts - Purchased (3)	441,634
Forward Foreign Currency Exchange Contracts - Sold (3)	1,175,593
Credit Default Swap Agreements - Sell Protection (2)	3,856,830

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$6,068,458	$(6,068,458)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
JPM	$—	$(9,770)	$(9,770)	$—	$(9,770)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $6,068,458:
Unaffiliated investments (cost $482,705,793)	$472,174,194
Affiliated investments (cost $16,127,806)	16,128,734
Foreign currency, at value (cost $42,701)	43,460
Receivable for investments sold	26,610,368
Dividends and interest receivable	3,179,135
Receivable for Portfolio shares sold	522,594
Prepaid expenses and other assets	7,629

Total Assets	518,666,114

LIABILITIES
Payable for investments purchased	17,094,443
Forward commitment contracts, at value (proceeds receivable $6,944,668)	7,095,149
Payable to broker for collateral for securities on loan	6,192,238
Due to broker-variation margin futures	124,539
Accrued expenses and other liabilities	120,233
Payable for Portfolio shares purchased	83,000
Unrealized depreciation on OTC forward foreign currency exchange contracts	9,770
Due to broker-variation margin swaps	3,589
Affiliated transfer agent fee payable	707
Trustees’ fees payable	660

Total Liabilities	30,724,328

NET ASSETS	$487,941,786

Net assets were comprised of:
Partners’ Equity	$487,941,786

Net asset value and redemption price per share, $487,941,786 / 48,030,926 outstanding shares of beneficial interest	$10.16

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$24,020,888
Unaffiliated dividend income	170,785
Affiliated dividend income	126,395
Income from securities lending, net (including affiliated income of $15,486)	15,585

Total income	24,333,653

EXPENSES
Audit fee	68,900
Custodian and accounting fees	59,154
Professional fees	32,208
Trustees’ fees	17,290
Shareholders’ reports	15,033
Fund data services	12,656
Insurance expense	8,886
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,850
Pricing fees	8,658
Miscellaneous	11,209

Total expenses	242,844

NET INVESTMENT INCOME (LOSS)	24,090,809

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $2,272)	(11,016,751)
Futures transactions	(5,603,560)
Forward currency contract transactions	(3,592)
Options written transactions	73,047
Swap agreements transactions	116,014
Foreign currency transactions	(538)

(16,435,380)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(3,804))	21,612,178
Futures	4,739,267
Forward currency contracts	(9,770)
Swap agreements	335,869
Foreign currencies	974

26,678,518

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	10,243,138

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,333,947

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	April 25, 2022(a) through December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$24,090,809	$15,494,607
Net realized gain (loss) on investment and foreign currency transactions	(16,435,380)	(13,633,234)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	26,678,518	(32,954,133)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	34,333,947	(31,092,760)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [15,876,295 and 80,424,169 shares, respectively]	153,584,303	799,257,096
Portfolio shares purchased [29,030,133 and 19,239,405 shares, respectively]	(282,229,970)	(185,910,830)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(128,645,667)	613,346,266

TOTAL INCREASE (DECREASE)	(94,311,720)	582,253,506
NET ASSETS:
Beginning of period	582,253,506	—

End of period	$487,941,786	$582,253,506

(a)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST TARGET MATURITY CENTRAL PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2023	April 25, 2022(a) through December 31, 2022
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$9.52	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.44	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.20	(0.72)

Total from investment operations	0.64	(0.48)

Net Asset Value, end of period	$10.16	$9.52

Total Return(c)	6.72%	(4.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$488	$582
Average net assets (in millions)	$534	$628
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.05%	0.03	%(e)
Expenses before waivers and/or expense reimbursement	0.05%	0.03	%(e)
Net investment income (loss)	4.51%	3.61	%(e)
Portfolio turnover rate(f)(g)	189%	362%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 97.2%
ASSET-BACKED SECURITIES — 5.8%
Automobiles — 2.0%
AmeriCredit Automobile Receivables Trust,
Series 2020-01, Class D
1.800%	12/18/25	2,195	$2,146,985
Series 2021-01, Class C
0.890%	10/19/26	2,085	1,990,921
Series 2021-02, Class C
1.010%	01/19/27	3,300	3,090,797
Avis Budget Rental Car Funding AESOP LLC,
Series 2019-02A, Class B, 144A
3.550%	09/22/25	345	339,557
CarMax Auto Owner Trust,
Series 2021-01, Class C
0.940%	12/15/26	1,235	1,162,550
Carvana Auto Receivables Trust,
Series 2021-N04, Class D
2.300%	09/11/28	5,883	5,643,663
Enterprise Fleet Funding LLC,
Series 2021-01, Class A2, 144A
0.440%	12/21/26	44	43,188
Exeter Automobile Receivables Trust,
Series 2022-03A, Class C
5.300%	09/15/27	2,660	2,644,326
Series 2023-01A, Class D
6.690%	06/15/29	445	448,290
Ford Credit Auto Lease Trust,
Series 2023-A, Class C
5.540%	12/15/26	1,905	1,892,548
Ford Credit Auto Owner Trust,
Series 2018-01, Class C, 144A
3.490%	07/15/31	3,775	3,676,007
Series 2020-02, Class C, 144A
1.740%	04/15/33	2,910	2,703,817
Series 2021-02, Class C, 144A
2.110%	05/15/34	2,575	2,328,725
Series 2023-01, Class A, 144A
4.850%	08/15/35	2,655	2,662,695
Hyundai Auto Receivables Trust,
Series 2019-B, Class C
2.400%	06/15/26	1,127	1,124,999
JPMorgan Chase Bank, NA,
Series 2021-02, Class D, 144A
1.138%	12/26/28	424	413,910
Santander Bank Auto Credit-Linked Notes,
Series 2023-B, Class B, 144A
5.640%	12/15/33	250	250,947
Santander Drive Auto Receivables Trust,
Series 2020-04, Class E, 144A
2.850%	04/17/28	5,395	5,141,844
Series 2022-06, Class B
4.720%	06/15/27	3,925	3,888,840
US Bank NA,
Series 2023-01, Class B, 144A
6.789%	08/25/32	250	250,612

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
World Omni Auto Receivables Trust,
Series 2023-A, Class B
5.030%	05/15/29	2,010	$2,007,179

			43,852,400

Collateralized Loan Obligations — 1.9%
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2015-06BR, Class A, 144A, 3 Month SOFR + 1.452% (Cap N/A, Floor 1.190%)
6.867%(c)	07/20/34	3,170	3,174,893
Carlyle US CLO Ltd. (Cayman Islands),
Series 2019-04A, Class A11R, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)
6.714%(c)	04/15/35	500	500,079
CIFC Funding Ltd. (Cayman Islands),
Series 2019-05A, Class A1R1, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)
6.795%(c)	01/15/35	7,125	7,113,941
KKR CLO Ltd. (Cayman Islands),
Series 33A, Class A, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)
6.847%(c)	07/20/34	1,290	1,288,086
Madison Park Funding Ltd. (Cayman Islands),
Series 2019-33A, Class AR, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)
6.684%(c)	10/15/32	280	279,131
Series 2019-37A, Class AR, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)
6.725%(c)	07/15/33	3,755	3,751,475
MidOcean Credit CLO Ltd. (Cayman Islands),
Series 2022-11A, Class A1R, 144A, 3 Month SOFR + 1.730% (Cap N/A, Floor 1.730%)
7.096%(c)	10/18/33	2,090	2,089,249
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2017-16SA, Class AR, 144A, 3 Month SOFR + 1.302% (Cap N/A, Floor 1.040%)
6.695%(c)	04/15/34	4,150	4,149,566
Neuberger Berman Loan Advisers CLO Ltd. (Cayman Islands),
Series 2021-43A, Class A, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.130%)
6.794%(c)	07/17/35	1,920	1,923,423
Oaktree CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1R, 144A
—%(p)	07/15/33	3,670	3,670,000
OCP CLO Ltd. (Cayman Islands),
Series 2014-07A, Class A1RR, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 0.000%)
6.797%(c)	07/20/29	1,805	1,806,261
OZLM Ltd. (Cayman Islands),
Series 2014-07RA, Class A1R, 144A, 3 Month SOFR + 1.272% (Cap N/A, Floor 1.010%)
6.674%(c)	07/17/29	1,390	1,390,999
Palmer Square CLO Ltd. (Cayman Islands),
Series 2021-02A, Class A, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.412%)
6.805%(c)	07/15/34	2,655	2,650,817

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2021-03A, Class A1, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.412%)
6.805%(c)	01/15/35	3,310	$3,312,501
Symphony CLO Ltd. (Cayman Islands),
Series 2018-20A, Class BR, 144A, 3 Month SOFR + 1.912% (Cap N/A, Floor 1.650%)
7.305%(c)	01/16/32	4,105	4,078,891

			41,179,312

Equipment — 0.3%
Dell Equipment Finance Trust,
Series 2023-03, Class C, 144A
6.170%	04/23/29	555	565,195
HPEFS Equipment Trust,
Series 2023-02A, Class B, 144A
6.250%	01/21/31	185	187,758
Series 2023-02A, Class C, 144A
6.480%	01/21/31	695	707,675
Series 2023-02A, Class D, 144A
6.970%	07/21/31	475	486,979
Kubota Credit Owner Trust,
Series 2023-01A, Class A4, 144A
5.070%	02/15/29	715	715,895
MMAF Equipment Finance LLC,
Series 2020-A, Class A4, 144A
1.400%	08/09/30	1,580	1,411,364
SCF Equipment Leasing LLC,
Series 2023-01A, Class A2, 144A
6.560%	01/22/30	1,190	1,198,728

			5,273,594

Other — 1.3%
Applebee’s Funding LLC/IHOP Funding LLC,
Series 2023-01A, Class A2, 144A
7.824%	03/05/53	2,535	2,599,009
BRE Grand Islander Timeshare Issuer LLC,
Series 2019-A, Class A, 144A
3.280%	09/26/33	54	51,343
Driven Brands Funding LLC,
Series 2020-02A, Class A2, 144A
3.237%	01/20/51	2,159	1,925,814
Series 2021-01A, Class A2, 144A
2.791%	10/20/51	2,553	2,183,217
Elara HGV Timeshare Issuer LLC,
Series 2017-A, Class A, 144A
2.690%	03/25/30	15	14,182
Series 2023-A, Class A, 144A
6.160%	02/25/38	1,574	1,607,553
Series 2023-A, Class B, 144A
6.530%	02/25/38	794	809,237
Hardee’s Funding LLC,
Series 2018-01A, Class A2II, 144A
4.959%	06/20/48	962	921,002
Series 2021-01A, Class A2, 144A
2.865%	06/20/51	1,185	978,353
MVW LLC,
Series 2019-02A, Class A, 144A
2.220%	10/20/38	59	55,965

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Other (cont’d.)
Series 2020-01A, Class A, 144A
1.740%	10/20/37	263	$246,400
Series 2021-01WA, Class B, 144A
1.440%	01/22/41	505	462,830
Series 2023-01A, Class A, 144A
4.930%	10/20/40	3,375	3,354,646
Series 2023-02A, Class A, 144A
6.180%	11/20/40	2,697	2,753,786
Series 2023-02A, Class B, 144A
6.330%	11/20/40	586	597,635
Octane Receivables Trust,
Series 2023-01A, Class A, 144A
5.870%	05/21/29	210	210,181
Series 2023-03A, Class B, 144A
6.480%	07/20/29	755	769,377
Series 2023-03A, Class C, 144A
6.740%	08/20/29	255	260,442
Series 2023-03A, Class D, 144A
7.580%	09/20/29	205	209,711
Progress Residential Trust,
Series 2020-SFR03, Class B, 144A
1.495%	10/17/27	410	381,465
Series 2023-SFR02, Class A, 144A
4.500%	10/17/28	1,420	1,366,790
SBA Tower Trust,
Series 2014-02A, Class C, 144A
3.869%	10/15/49	3,010	2,959,586
ServiceMaster Funding LLC,
Series 2021-01, Class A2I, 144A
2.865%	07/30/51	2,688	2,319,778
Sierra Timeshare Receivables Funding LLC,
Series 2019-01A, Class A, 144A
3.200%	01/20/36	244	242,070
Verizon Master Trust,
Series 2023-01, Class C
4.980%	01/22/29	1,225	1,215,325

			28,495,697

Student Loans — 0.3%
SMB Private Education Loan Trust,
Series 2018-A, Class A2A, 144A
3.500%	02/15/36	1,425	1,376,597
Series 2018-C, Class A2A, 144A
3.630%	11/15/35	1,044	1,010,316
Series 2020-A, Class A2A, 144A
2.230%	09/15/37	705	654,332
Series 2020-B, Class A1A, 144A
1.290%	07/15/53	873	787,787
Series 2021-A, Class APT1, 144A
1.070%	01/15/53	451	394,939
Series 2021-B, Class A, 144A
1.310%	07/17/51	2,763	2,494,418

			6,718,389

TOTAL ASSET-BACKED SECURITIES (cost $123,021,869)			125,519,392

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.9%
Alen Mortgage Trust,
Series 2021-ACEN, Class A, 144A, 1 Month SOFR + 1.264% (Cap N/A, Floor 1.150%)
6.626%(c)	04/15/34	3,250	$2,919,299
Barclays Commercial Mortgage Securities Trust,
Series 2019-BWAY, Class D, 144A, 1 Month SOFR + 2.274% (Cap N/A, Floor 2.160%)
7.636%(c)	11/15/34	190	68,401
Benchmark Mortgage Trust,
Series 2018-B03, Class AS
4.195%(cc)	04/10/51	1,395	1,277,515
BFLD Trust,
Series 2019-DPLO, Class C, 144A, 1 Month SOFR + 1.654% (Cap N/A, Floor 1.540%)
7.016%(c)	10/15/34	580	575,208
BSREP Commercial Mortgage Trust,
Series 2021-DC, Class C, 144A, 1 Month SOFR + 1.664% (Cap N/A, Floor 1.550%)
7.026%(c)	08/15/38	2,189	1,736,109
BX Commercial Mortgage Trust,
Series 2021-VINO, Class A, 144A, 1 Month SOFR + 0.767% (Cap N/A, Floor 0.767%)
6.129%(c)	05/15/38	340	334,682
Series 2022-CSMO, Class B, 144A, 1 Month SOFR + 3.141% (Cap N/A, Floor 3.141%)
8.503%(c)	06/15/27	3,315	3,317,077
BX Trust,
Series 2021-ARIA, Class B, 144A, 1 Month SOFR + 1.411% (Cap N/A, Floor 1.297%)
6.773%(c)	10/15/36	1,725	1,668,697
Series 2021-MFM01, Class A, 144A, 1 Month SOFR + 0.814% (Cap N/A, Floor 0.700%)
6.176%(c)	01/15/34	341	336,599
Cantor Commercial Real Estate Lending,
Series 2019-CF01, Class 65A, 144A
4.411%(cc)	05/15/52	155	96,786
CD Mortgage Trust,
Series 2017-CD03, Class B
3.984%(cc)	02/10/50	965	599,088
CGDB Commercial Mortgage Trust,
Series 2019-MOB, Class A, 144A, 1 Month SOFR + 1.064% (Cap N/A, Floor 0.950%)
6.426%(c)	11/15/36	445	436,807
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class A, 144A, 1 Month SOFR + 1.027% (Cap N/A, Floor 0.980%)
6.389%(c)	05/15/36	195	194,520
DBUBS Mortgage Trust,
Series 2017-BRBK, Class B, 144A
3.530%(cc)	10/10/34	1,815	1,599,242
Extended Stay America Trust,
Series 2021-ESH, Class B, 144A, 1 Month SOFR + 1.494% (Cap N/A, Floor 1.380%)
6.856%(c)	07/15/38	308	303,354
FHLMC Multifamily Structured Pass-Through Certificates,
Series K057, Class A1
2.206%	06/25/25	43	42,431

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series K068, Class A1
2.952%	02/25/27	99	$95,728
FREMF Mortgage Trust,
Series 2019-K92, Class B, 144A
4.198%(cc)	05/25/52	1,265	1,196,328
Great Wolf Trust,
Series 2019-WOLF, Class B, 144A, 1 Month SOFR + 1.448% (Cap N/A, Floor 1.334%)
7.010%(c)	12/15/36	2,200	2,186,075
Series 2019-WOLF, Class C, 144A, 1 Month SOFR + 1.747% (Cap N/A, Floor 1.633%)
7.309%(c)	12/15/36	2,050	2,033,133
GS Mortgage Securities Corp. Trust,
Series 2021-ROSS, Class B, 144A, 1 Month SOFR + 1.714% (Cap N/A, Floor 1.600%)
7.076%(c)	05/15/26	2,185	1,697,999
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2018-WPT, Class AFX, 144A
4.248%	07/05/33	1,165	1,022,696
Series 2018-WPT, Class XAFX, IO, 144A
1.116%(cc)	07/05/33	1,000	26,322
Series 2020-609M, Class A, 144A, 1 Month SOFR + 1.734% (Cap N/A, Floor 1.370%)
7.096%(c)	10/15/33	340	321,300
Series 2022-OPO, Class C, 144A
3.450%(cc)	01/05/39	2,575	1,712,377
LUXE Trust,
Series 2021-TRIP, Class C, 144A, 1 Month SOFR + 1.864% (Cap N/A, Floor 1.750%)
7.234%(c)	10/15/38	3,505	3,460,982
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C17, Class B
4.464%(cc)	08/15/47	60	56,439
Series 2015-C27, Class AS
4.068%	12/15/47	265	248,461
Morgan Stanley Capital I Trust,
Series 2019-MEAD, Class A, 144A
3.170%	11/10/36	790	728,274
Series 2019-NUGS, Class A, 144A, 1 Month SOFR + 1.064% (Cap N/A, Floor 2.450%)
6.426%(c)	12/15/36	260	200,315
NYO Commercial Mortgage Trust,
Series 2021-1290, Class C, 144A, 1 Month SOFR + 2.109% (Cap N/A, Floor 1.995%)
7.471%(c)	11/15/38	8,315	6,334,798
RLGH Trust,
Series 2021-TROT, Class A, 144A, 1 Month SOFR + 0.914% (Cap N/A, Floor 0.800%)
6.276%(c)	04/15/36	195	190,512
SCG Mortgage Trust,
Series 2023-NASH, Class A, 144A, 1 Month SOFR + 2.391% (Cap N/A, Floor 2.391%)
7.752%(c)	12/15/40	2,895	2,893,191
SFO Commercial Mortgage Trust,
Series 2021-555, Class B, 144A, 1 Month SOFR + 1.614% (Cap N/A, Floor 1.500%)
6.976%(c)	05/15/38	410	371,557

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust,
Series 2021-FCMT, Class A, 144A, 1 Month SOFR + 1.314% (Cap N/A, Floor 1.200%)
6.676%(c)	05/15/31	695	$675,074

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $43,694,489)			40,957,376

CORPORATE BONDS — 25.9%
Advertising — 0.2%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
4.650%	10/01/28	980	969,640
WPP Finance 2010 (United Kingdom),
Gtd. Notes
3.750%	09/19/24	4,385	4,317,601

			5,287,241

Aerospace & Defense — 0.2%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.250%	02/01/28	455	431,605
5.040%	05/01/27	1,760	1,776,291
5.805%	05/01/50	2,185	2,266,224

			4,474,120

Agriculture — 0.3%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.259%	03/25/28	720	643,387
7.079%	08/02/43	1,100	1,169,635
7.081%	08/02/53	1,710	1,829,682
BAT International Finance PLC (United Kingdom),
Gtd. Notes
1.668%	03/25/26	405	375,591
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
5.125%	02/15/30	1,420	1,445,307
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
6.150%	09/15/43	170	169,282

			5,632,884

Auto Manufacturers — 0.9%
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN
5.650%	11/15/28	1,790	1,874,204
Daimler Truck Finance North America LLC (Germany),
Gtd. Notes, 144A
5.125%	01/19/28(a)	445	447,051
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
6.798%	11/07/28	675	706,316
6.800%	05/12/28	620	647,640
7.122%	11/07/33	650	700,230

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
General Motors Financial Co., Inc.,
Gtd. Notes
4.000%	10/06/26	435	$423,314
Sr. Unsec’d. Notes
5.800%	06/23/28(a)	410	421,489
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
5.500%	03/30/26(a)	700	703,679
6.500%	01/16/29	450	475,264
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A, MTN
1.850%	09/16/26	815	733,106
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
3.200%	09/26/26	10,345	9,830,817
4.625%	11/13/25	1,325	1,310,321
4.750%	11/13/28	1,755	1,737,890

			20,011,321

Auto Parts & Equipment — 0.1%
Magna International, Inc. (Canada),
Sr. Unsec’d. Notes
5.500%	03/21/33	2,875	3,031,100

Banks — 8.0%
AIB Group PLC (Ireland),
Sr. Unsec’d. Notes, 144A
6.608%(ff)	09/13/29	785	826,869
Banco Santander SA (Spain),
Sub. Notes
6.921%	08/08/33	1,200	1,272,560
Bank of America Corp.,
Sr. Unsec’d. Notes
2.592%(ff)	04/29/31(a)	3,010	2,592,279
5.288%(ff)	04/25/34	3,230	3,239,090
5.819%(ff)	09/15/29	3,704	3,823,491
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31	10,285	8,400,681
2.496%(ff)	02/13/31	4,455	3,828,806
4.271%(ff)	07/23/29	1,240	1,196,590
5.015%(ff)	07/22/33(a)	4,060	4,013,934
Sr. Unsec’d. Notes, Series N
2.651%(ff)	03/11/32	225	190,148
Sub. Notes, MTN
4.450%	03/03/26	70	69,175
Bank of Montreal (Canada),
Sr. Unsec’d. Notes
5.717%	09/25/28(a)	410	424,955
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
6.317%(ff)	10/25/29(a)	2,050	2,175,758
6.474%(ff)	10/25/34(a)	2,350	2,605,027
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.279%(ff)	11/24/27	610	559,503
2.852%(ff)	05/07/26	1,173	1,131,128
5.304%(ff)	08/09/26	744	740,070
6.496%(ff)	09/13/27	815	837,969

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
6.692%(ff)	09/13/34	3,435	$3,667,540
BNP Paribas SA (France),
Sr. Non-Preferred Notes, 144A, MTN
3.052%(ff)	01/13/31	2,630	2,304,792
CaixaBank SA (Spain),
Sr. Non-Preferred Notes, 144A
6.208%(ff)	01/18/29	5,670	5,779,242
6.684%(ff)	09/13/27	2,140	2,192,802
6.840%(ff)	09/13/34	1,240	1,307,285
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.106%(ff)	04/08/26	3,295	3,203,822
4.658%(ff)	05/24/28	625	621,072
5.610%(ff)	09/29/26	2,815	2,835,522
Sub. Notes
4.450%	09/29/27	650	634,978
6.174%(ff)	05/25/34	1,000	1,037,163
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes
7.500%	02/15/28	575	629,203
Danske Bank A/S (Denmark),
Sr. Non-Preferred Notes, 144A
3.244%(ff)	12/20/25	1,565	1,526,537
Sr. Non-Preferred Notes, 144A, MTN
3.773%(ff)	03/28/25	1,730	1,721,257
Deutsche Bank AG (Germany),
Sr. Non-Preferred Notes
3.961%(ff)	11/26/25	1,480	1,455,764
Fifth Third Bancorp,
Sr. Unsec’d. Notes
2.375%	01/28/25	465	449,887
2.550%	05/05/27	265	244,405
6.339%(ff)	07/27/29(a)	1,210	1,258,851
6.361%(ff)	10/27/28	385	399,613
Fifth Third Bank NA,
Sr. Unsec’d. Notes
5.852%(ff)	10/27/25	455	454,130
Sr. Unsec’d. Notes, MTN
2.250%	02/01/27	500	461,342
Sub. Notes
3.850%	03/15/26	325	312,203
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.615%(ff)	03/15/28	2,520	2,414,680
3.691%(ff)	06/05/28	3,420	3,269,664
4.223%(ff)	05/01/29	5,625	5,438,439
4.482%(ff)	08/23/28(a)	2,885	2,832,197
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.099%(ff)	06/04/26	1,490	1,418,144
4.041%(ff)	03/13/28	254	244,675
4.583%(ff)	06/19/29	2,190	2,122,625
4.755%(ff)	06/09/28	4,395	4,316,905
5.210%(ff)	08/11/28	2,720	2,716,579
Sub. Notes
7.399%(ff)	11/13/34	1,628	1,786,587

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Huntington National Bank (The),
Sr. Unsec’d. Notes
5.699%(ff)	11/18/25	305	$302,617
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.869%(ff)	03/28/26	600	587,930
6.114%(ff)	09/11/34	1,230	1,289,135
Intesa Sanpaolo SpA (Italy),
Sr. Preferred Notes, 144A
7.200%	11/28/33	2,605	2,772,496
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.083%(ff)	04/22/26	5,150	4,935,427
2.182%(ff)	06/01/28	3,335	3,046,985
2.522%(ff)	04/22/31	6,445	5,577,588
2.739%(ff)	10/15/30	2,280	2,027,472
3.960%(ff)	01/29/27(a)	635	620,311
6.254%(ff)	10/23/34	1,735	1,881,845
Sub. Notes
2.956%(ff)	05/13/31	2,608	2,294,080
Morgan Stanley,
Sr. Unsec’d. Notes
5.123%(ff)	02/01/29	3,285	3,298,149
Sr. Unsec’d. Notes, GMTN
2.699%(ff)	01/22/31	3,500	3,065,893
Sr. Unsec’d. Notes, MTN
3.622%(ff)	04/01/31	360	331,735
5.250%(ff)	04/21/34	3,230	3,226,665
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
2.550%	01/22/30	700	612,500
6.615%(ff)	10/20/27	410	425,489
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
1.532%(ff)	08/21/26	5,570	5,191,887
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.456%(ff)	01/14/27	1,425	1,307,366
2.819%(ff)	01/30/26	2,050	1,983,416
3.971%(ff)	03/30/26	2,020	1,969,722
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN
5.523%	07/17/28	410	421,558
UBS AG (Switzerland),
Sr. Unsec’d. Notes
5.650%	09/11/28	615	636,395
UBS Group AG (Switzerland),
Jr. Sub. Notes, 144A
9.250%(ff)	11/13/28(oo)	290	311,388
Sr. Unsec’d. Notes
3.750%	03/26/25	1,415	1,384,372
4.550%	04/17/26	250	246,571
Sr. Unsec’d. Notes, 144A
1.305%(ff)	02/02/27	1,650	1,509,750
1.364%(ff)	01/30/27	1,530	1,401,810
2.193%(ff)	06/05/26	1,980	1,881,000
2.746%(ff)	02/11/33	990	809,077

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
5.711%(ff)	01/12/27	525	$527,864
5.959%(ff)	01/12/34(a)	1,555	1,604,432
6.301%(ff)	09/22/34	1,625	1,715,682
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.188%(ff)	04/30/26	1,575	1,509,551
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28	2,380	2,179,719
2.572%(ff)	02/11/31	7,150	6,182,191
2.879%(ff)	10/30/30	5,010	4,451,713
3.196%(ff)	06/17/27	655	626,257
Sub. Notes, GMTN
4.300%	07/22/27	1,990	1,948,619

			173,082,595

Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
5.550%	01/23/49	4,305	4,642,982

Biotechnology — 0.0%
Amgen, Inc.,
Sr. Unsec’d. Notes
5.600%	03/02/43	350	361,933

Building Materials — 0.0%
Carrier Global Corp.,
Sr. Unsec’d. Notes
2.493%	02/15/27	450	423,516
Sr. Unsec’d. Notes, 144A
5.800%	11/30/25	580	588,038

			1,011,554

Commercial Services — 0.1%
Equifax, Inc.,
Sr. Unsec’d. Notes
5.100%	12/15/27	216	218,314
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.900%	05/01/33	1,925	1,923,087
Massachusetts Institute of Technology,
Unsec’d. Notes
3.959%	07/01/38	75	67,983
President & Fellows of Harvard College,
Unsec’d. Notes
3.619%	10/01/37	35	30,735

			2,240,119

Computers — 0.0%
Booz Allen Hamilton, Inc.,
Gtd. Notes
5.950%	08/04/33	970	1,024,583

Diversified Financial Services — 1.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
2.450%	10/29/26	2,255	2,085,358
3.300%	01/30/32	1,782	1,543,984
4.625%	10/15/27	645	631,563

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
4.875%	01/16/24	1,075	$1,074,652
Ally Financial, Inc.,
Sr. Unsec’d. Notes
4.750%	06/09/27(a)	793	764,442
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.273%(ff)	03/01/30	1,210	1,079,387
3.650%	05/11/27	680	648,760
3.750%	03/09/27	445	425,197
5.247%(ff)	07/26/30	665	653,508
5.468%(ff)	02/01/29	4,555	4,556,008
Sub. Notes
2.359%(ff)	07/29/32	353	268,027
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
1.850%	09/15/32(a)	225	180,537
2.650%	09/15/40	1,220	910,547
4.350%	06/15/29	980	976,076
LSEGA Financing PLC (United Kingdom),
Gtd. Notes, 144A
2.500%	04/06/31	2,110	1,813,202
3.200%	04/06/41	870	679,116
Gtd. Notes, 144A, MTN
2.000%	04/06/28(a)	2,835	2,537,687

			20,828,051

Electric — 2.5%
AES Corp. (The),
Sr. Unsec’d. Notes
5.450%	06/01/28	415	421,496
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes
5.200%	01/15/29	1,530	1,552,395
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
5.400%	06/01/53	1,055	1,092,275
Constellation Energy Generation LLC,
Sr. Unsec’d. Notes
5.600%	03/01/28	1,030	1,060,849
DTE Energy Co.,
Sr. Unsec’d. Notes
4.875%	06/01/28(a)	415	418,538
Duke Energy Corp.,
Sr. Unsec’d. Notes
5.000%	08/15/52	1,935	1,809,444
6.100%	09/15/53	3,135	3,408,607
Edison International,
Sr. Unsec’d. Notes
4.700%	08/15/25	930	918,883
4.950%	04/15/25	95	94,353
EDP Finance BV (Portugal),
Gtd. Notes, 144A
6.300%	10/11/27	730	764,820
Enel Finance America LLC (Italy),
Gtd. Notes, 144A
7.100%	10/14/27	3,245	3,463,608

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Enel Finance International NV (Italy),
Gtd. Notes, 144A
6.800%	10/14/25(a)	580	$594,611
Exelon Corp.,
Sr. Unsec’d. Notes
5.150%	03/15/28	415	421,207
5.600%	03/15/53	1,660	1,689,037
Georgia Power Co.,
Sr. Unsec’d. Notes
4.950%	05/17/33	2,320	2,344,504
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
5.625%	04/01/53	195	205,221
MidAmerican Energy Co.,
First Mortgage
5.850%	09/15/54	880	974,856
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.440%	01/15/32	1,950	1,635,200
5.250%	02/28/53	1,345	1,318,581
5.749%	09/01/25	1,505	1,520,787
Pacific Gas & Electric Co.,
First Mortgage
2.100%	08/01/27(a)	1,016	916,258
2.500%	02/01/31	2,280	1,883,218
3.300%	12/01/27	460	429,636
3.950%	12/01/47	1,160	852,710
4.550%	07/01/30	2,255	2,148,326
5.900%	06/15/32	375	381,540
6.700%	04/01/53	760	827,270
6.950%	03/15/34(a)	1,215	1,337,662
Palomino Funding Trust I,
Sr. Sec’d. Notes, 144A
7.233%	05/17/28	4,695	4,939,878
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
5.875%	10/15/28	410	430,278
Sempra,
Sr. Unsec’d. Notes
3.400%	02/01/28	445	424,396
3.700%	04/01/29	670	638,180
Southern California Edison Co.,
First Mortgage
5.700%	03/01/53(a)	1,125	1,184,983
First Mortgage, Series D
4.700%	06/01/27	1,580	1,590,281
Southern Co. (The),
Sr. Unsec’d. Notes
5.200%	06/15/33	3,470	3,540,637
5.700%	03/15/34	1,640	1,727,140
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
5.125%	05/13/25	2,295	2,276,562
6.950%	10/15/33	940	988,149

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
3.400%	06/01/30	2,375	$2,190,000

			54,416,376

Entertainment — 0.2%
Warnermedia Holdings, Inc.,
Gtd. Notes
3.755%	03/15/27(a)	4,070	3,900,804
5.050%	03/15/42(a)	355	312,996

			4,213,800

Foods — 0.4%
Bimbo Bakeries USA, Inc. (Mexico),
Gtd. Notes, 144A
6.400%	01/15/34	450	498,615
Mars, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	04/20/33	4,470	4,505,878
Sysco Corp.,
Gtd. Notes
2.450%	12/14/31	840	710,924
3.150%	12/14/51	4,620	3,311,298

			9,026,715

Gas — 0.1%
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
6.119%	07/20/53	760	795,297
NiSource, Inc.,
Sr. Unsec’d. Notes
3.490%	05/15/27(a)	445	428,647
5.250%	03/30/28	450	459,571

			1,683,515

Healthcare-Products — 0.2%
Revvity, Inc.,
Sr. Unsec’d. Notes
1.900%	09/15/28	2,040	1,766,904
2.250%	09/15/31(a)	960	789,597
3.300%	09/15/29	755	685,059
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
5.200%	01/31/34(a)	975	1,023,025

			4,264,585

Healthcare-Services — 1.9%
Centene Corp.,
Sr. Unsec’d. Notes
3.000%	10/15/30	7,575	6,593,731
4.250%	12/15/27	490	473,271
4.625%	12/15/29	2,170	2,084,893
Centra Health, Inc.,
Unsec’d. Notes
4.700%	01/01/48	650	582,097

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Elevance Health, Inc.,
Sr. Unsec’d. Notes
5.125%	02/15/53(a)	1,075	$1,078,401
HCA, Inc.,
Gtd. Notes
2.375%	07/15/31	945	781,541
3.125%	03/15/27(a)	1,070	1,014,527
3.375%	03/15/29	430	396,653
3.500%	09/01/30	4,335	3,932,086
4.125%	06/15/29	270	258,363
4.500%	02/15/27	425	420,603
5.375%	09/01/26	2,415	2,427,334
5.875%	02/15/26	365	368,399
Humana, Inc.,
Sr. Unsec’d. Notes
2.150%	02/03/32	105	86,447
4.875%	04/01/30	1,605	1,625,016
5.950%	03/15/34	1,205	1,290,257
IQVIA, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	02/01/29	1,325	1,383,676
St. Joseph’s University Medical Center, Inc.,
Sec’d. Notes
4.584%	07/01/27	4,880	4,633,464
Sutter Health,
Unsec’d. Notes
5.164%	08/15/33	715	728,618
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.750%	05/15/40	1,245	943,908
5.050%	04/15/53	6,420	6,494,198
5.875%	02/15/53	3,040	3,442,612

			41,040,095

Insurance — 0.9%
Aflac, Inc.,
Sr. Unsec’d. Notes
3.600%	04/01/30	420	396,894
Aon Corp.,
Gtd. Notes
2.800%	05/15/30	710	629,762
CNO Financial Group, Inc.,
Sr. Unsec’d. Notes
5.250%	05/30/25	1,090	1,083,255
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes
3.650%	04/05/27	440	423,727
3.850%	04/05/29	2,205	2,081,402
3.900%	04/05/32	715	647,714
Equitable Financial Life Global Funding,
Sec’d. Notes, 144A
1.000%	01/09/26	2,070	1,896,816
Equitable Holdings, Inc.,
Sr. Unsec’d. Notes
4.350%	04/20/28	7,275	7,034,022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.250%	11/15/30	920	$794,800
5.700%	09/15/53	2,700	2,934,095
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, 144A, MTN
5.150%	03/28/33	1,240	1,261,846

			19,184,333

Internet — 0.2%
Meta Platforms, Inc.,
Sr. Unsec’d. Notes
5.600%	05/15/53	3,265	3,544,751

Lodging — 0.1%
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.500%	08/18/26(a)	1,240	1,184,161
Marriott International, Inc.,
Sr. Unsec’d. Notes
5.000%	10/15/27	1,609	1,629,121

			2,813,282

Media — 0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.750%	02/15/28	675	637,748
5.750%	04/01/48	465	413,421
6.484%	10/23/45	650	638,571
6.650%	02/01/34	2,525	2,667,712
Comcast Corp.,
Gtd. Notes
2.650%	02/01/30	5,165	4,647,208
3.900%	03/01/38	1,145	1,024,434
Walt Disney Co. (The),
Gtd. Notes
3.600%	01/13/51(a)	1,240	997,715

			11,026,809

Mining — 0.1%
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.750%	01/15/31	200	180,812
Freeport-McMoRan, Inc.,
Gtd. Notes
4.375%	08/01/28	425	408,872
5.000%	09/01/27	18	17,821
5.450%	03/15/43	1,225	1,187,853

			1,795,358

Oil & Gas — 0.3%
Diamondback Energy, Inc.,
Gtd. Notes
6.250%	03/15/53	1,085	1,161,842
Marathon Oil Corp.,
Sr. Unsec’d. Notes
4.400%	07/15/27	430	419,743

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.375%	09/01/28	595	$627,376
8.875%	07/15/30	2,820	3,298,511
Ovintiv, Inc.,
Gtd. Notes
5.650%	05/15/28	425	434,006
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
5.100%	03/29/26	755	760,286

			6,701,764

Pharmaceuticals — 2.0%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.200%	11/21/29(a)	4,335	4,050,344
4.250%	11/14/28	9,220	9,177,738
4.250%	11/21/49	4,070	3,632,394
4.500%	05/14/35	100	97,804
4.550%	03/15/35	785	770,550
4.700%	05/14/45	145	138,397
4.875%	11/14/48	3,185	3,114,606
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.250%	12/15/25	1,835	1,786,824
Bayer US Finance LLC (Germany),
Gtd. Notes, 144A
6.125%	11/21/26	570	578,994
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
2.823%	05/20/30	4,020	3,593,562
3.700%	06/06/27	1,795	1,739,598
CVS Health Corp.,
Sr. Unsec’d. Notes
1.875%	02/28/31	130	106,970
2.700%	08/21/40	90	64,318
3.250%	08/15/29	655	609,911
4.300%	03/25/28	435	427,586
5.050%	03/25/48	5,790	5,433,002
5.125%	07/20/45	105	99,513
5.875%	06/01/53	1,215	1,280,134
Mylan, Inc.,
Gtd. Notes
4.550%	04/15/28(a)	445	432,444
Pfizer Investment Enterprises Pte Ltd.,
Gtd. Notes
4.750%	05/19/33	1,440	1,438,955
5.300%	05/19/53(a)	1,410	1,433,278
5.340%	05/19/63	2,235	2,242,899
Utah Acquisition Sub, Inc.,
Gtd. Notes
3.950%	06/15/26	430	416,284

			42,666,105

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines — 1.4%
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31	1,135	$1,016,257
4.450%	07/15/27	569	557,461
5.950%	06/01/26	5,035	5,104,321
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
5.125%	06/30/27(a)	1,240	1,245,654
Cheniere Energy, Inc.,
Sr. Sec’d. Notes
4.625%	10/15/28	440	429,469
Columbia Pipelines Holding Co. LLC,
Sr. Unsec’d. Notes, 144A
6.042%	08/15/28	1,495	1,544,364
Enbridge, Inc. (Canada),
Gtd. Notes
4.250%	12/01/26	420	414,013
6.200%	11/15/30	665	711,456
6.700%	11/15/53	1,050	1,228,500
Energy Transfer LP,
Sr. Unsec’d. Notes
2.900%	05/15/25	1,020	989,157
5.550%	02/15/28	2,045	2,090,587
6.400%	12/01/30	1,030	1,101,840
6.550%	12/01/33	685	744,001
MPLX LP,
Sr. Unsec’d. Notes
4.125%	03/01/27	430	421,071
ONEOK, Inc.,
Gtd. Notes
5.650%	11/01/28	410	423,748
5.800%	11/01/30	850	884,481
6.050%	09/01/33	1,255	1,328,318
6.625%	09/01/53	2,530	2,836,618
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28	440	431,059
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.000%	01/15/28	425	420,055
5.500%	03/01/30(a)	2,940	2,936,974
6.875%	01/15/29(a)	489	505,052
Western Midstream Operating LP,
Sr. Unsec’d. Notes
4.500%	03/01/28	435	421,185
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	06/15/27	3,390	3,267,823

			31,053,464

Real Estate — 0.1%
CBRE Services, Inc.,
Gtd. Notes
5.950%	08/15/34(a)	2,145	2,257,187

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) — 1.5%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
3.950%	01/15/27	2,770	$2,678,826
American Tower Corp.,
Sr. Unsec’d. Notes
5.250%	07/15/28	420	426,948
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.850%	02/01/25	1,380	1,351,576
3.900%	03/15/27	4,490	4,278,789
4.050%	07/01/30	681	639,128
4.125%	06/15/26	2,675	2,589,648
4.125%	05/15/29	2,755	2,622,829
Crown Castle, Inc.,
Sr. Unsec’d. Notes
2.100%	04/01/31	2,655	2,162,611
2.250%	01/15/31	1,385	1,147,465
2.500%	07/15/31	280	233,554
3.800%	02/15/28(a)	445	423,495
5.600%	06/01/29	1,675	1,714,073
5.800%	03/01/34	1,085	1,123,861
Essex Portfolio LP,
Gtd. Notes
3.625%	05/01/27	1,745	1,664,775
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
3.350%	09/01/24	735	723,210
Healthcare Realty Holdings LP,
Gtd. Notes
2.050%	03/15/31	1,025	793,760
3.625%	01/15/28	80	73,743
Healthpeak OP LLC,
Gtd. Notes
2.875%	01/15/31	470	407,274
3.500%	07/15/29	435	405,680
Kilroy Realty LP,
Gtd. Notes
3.450%	12/15/24	100	97,555
4.250%	08/15/29	80	73,679
4.375%	10/01/25	2,655	2,584,674
Public Storage Operating Co.,
Gtd. Notes
5.350%	08/01/53	490	513,298
Regency Centers LP,
Gtd. Notes
4.125%	03/15/28	100	95,905
SBA Tower Trust,
Asset-Backed, 144A
1.631%	05/15/51	1,215	1,084,823
2.836%	01/15/50	2,745	2,650,761

			32,561,940

Retail — 0.6%
Dollar General Corp.,
Sr. Unsec’d. Notes
3.875%	04/15/27	440	426,639
5.450%	07/05/33(a)	2,165	2,207,516

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
4.250%	04/01/52	1,324	$1,122,334
5.625%	04/15/53(a)	775	816,999
5.750%	07/01/53	785	833,904
McDonald’s Corp.,
Sr. Unsec’d. Notes
5.450%	08/14/53	5,530	5,890,529
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
5.750%	11/20/26	630	645,062
Ross Stores, Inc.,
Sr. Unsec’d. Notes
1.875%	04/15/31(a)	2,850	2,347,426

			14,290,409

Semiconductors — 0.3%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27	430	419,161
Broadcom, Inc.,
Gtd. Notes, 144A
2.600%	02/15/33	1,533	1,262,127
Sr. Unsec’d. Notes, 144A
3.419%	04/15/33	535	469,975
Micron Technology, Inc.,
Sr. Unsec’d. Notes
4.185%	02/15/27	640	627,764
4.663%	02/15/30(a)	2,340	2,292,778
6.750%	11/01/29	1,065	1,150,967

			6,222,772

Software — 0.2%
Fiserv, Inc.,
Sr. Unsec’d. Notes
4.200%	10/01/28	435	425,834
Intuit, Inc.,
Sr. Unsec’d. Notes
5.500%	09/15/53(a)	1,225	1,344,341
Oracle Corp.,
Sr. Unsec’d. Notes
4.900%	02/06/33	2,145	2,134,858

			3,905,033

Telecommunications — 1.3%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.500%	09/15/53	3,135	2,280,972
Crown Castle Towers LLC,
Asset-Backed, 144A
3.663%	05/15/45	2,900	2,813,628
Rogers Communications, Inc. (Canada),
Gtd. Notes
3.200%	03/15/27	1,305	1,245,655
3.625%	12/15/25	45	43,660
3.800%	03/15/32(a)	1,340	1,229,524
4.350%	05/01/49	180	152,790

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
4.550%	03/15/52(a)	4,136	$3,592,993
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28	2,910	3,154,604
8.750%	03/15/32	1,770	2,184,110
T-Mobile USA, Inc.,
Gtd. Notes
3.875%	04/15/30	2,215	2,102,896
5.750%	01/15/54	7,295	7,740,289
6.000%	06/15/54	925	1,016,810

			27,557,931

Toys/Games/Hobbies — 0.1%
Mattel, Inc.,
Gtd. Notes, 144A
5.875%	12/15/27(a)	2,190	2,188,167

TOTAL CORPORATE BONDS (cost $541,652,019)			564,042,874

MUNICIPAL BONDS — 0.4%
California — 0.1%
California State Public Works Board,
Taxable, Revenue Bonds, BABs
7.804%	03/01/35	200	234,344
Northern California Power Agency,
Taxable, Revenue Bonds, BABs, Series B
7.311%	06/01/40	200	233,214
San Jose Redevelopment Agency Successor Agency,
Taxable, Series A-T
3.375%	08/01/34	165	149,192
State of California,
General Obligation Unlimited, Taxable, BABs
7.500%	04/01/34	120	145,357
7.625%	03/01/40	100	125,727
University of California,
Taxable, Revenue Bonds, Series J
4.131%	05/15/45	15	13,714

			901,548

Colorado — 0.2%
Colorado Health Facilities Authority,
Taxable, Revenue Bonds, Series B
4.480%	12/01/40	4,520	3,841,854

Florida — 0.1%
County of Miami-Dade Water & Sewer System Revenue,
Taxable, Revenue Bonds, Series C
3.490%	10/01/42	405	338,210
Florida Development Finance Corp.,
Taxable, Revenue Bonds, Series B
4.109%	04/01/50	610	490,227

			828,437

Georgia — 0.0%
Municipal Electric Authority of Georgia,
Taxable, Revenue Bonds, BABs
6.655%	04/01/57	322	375,161

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Illinois — 0.0%
Metropolitan Water Reclamation District of Greater Chicago,
General Obligation Limited, Taxable, BABs
5.720%	12/01/38	210	$224,170

Michigan — 0.0%
Detroit City School District,
General Obligation Unlimited
6.645%	05/01/29	240	259,151

New York — 0.0%
Metropolitan Transportation Authority,
Revenue Bonds, BABs
6.548%	11/15/31	410	435,091
New York State Dormitory Authority,
Taxable, Revenue Bonds, Series B
3.879%	07/01/46	375	311,789
Port Authority of New York & New Jersey,
Taxable, Revenue Bonds, Series 182
5.310%	08/01/46	50	49,751

			796,631

North Carolina — 0.0%
University of North Carolina at Chapel Hill,
Taxable, Revenue Bonds
3.847%	12/01/34	150	141,419

Pennsylvania — 0.0%
Pocono Mountains Industrial Park Authority,
Taxable, Revenue Bonds
5.050%	08/15/49	130	119,092

Texas — 0.0%
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.922%	12/31/49	480	392,388

Wisconsin — 0.0%
State of Wisconsin,
Taxable, Revenue Bonds, Series A
3.954%	05/01/36	250	232,277

TOTAL MUNICIPAL BONDS (cost $7,587,145)			8,112,128

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.7%
Angel Oak Mortgage Trust,
Series 2020-06, Class A2, 144A
1.518%(cc)	05/25/65	71	61,707
Series 2020-06, Class M1, 144A
2.805%(cc)	05/25/65	385	301,041
Series 2021-01, Class A1, 144A
0.909%(cc)	01/25/66	254	215,726
Series 2021-01, Class A2, 144A
1.115%(cc)	01/25/66	1,154	969,914
Series 2021-02, Class A1, 144A
0.985%(cc)	04/25/66	239	202,017
Series 2021-03, Class A1, 144A
1.068%(cc)	05/25/66	1,068	888,740
CIM Trust,
Series 2021-INV01, Class A29, 144A
2.500%(cc)	07/01/51	2,097	1,672,534

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust, Inc.,
Series 2020-EXP02, Class A3, 144A
2.500%(cc)	08/25/50	1,827	$1,529,986
Credit Suisse Mortgage Trust,
Series 2014-03R, Class 2A1, 144A, 1 Month LIBOR + 0.700% (Cap 7.000%, Floor 0.700%)
0.000%(c)	05/27/37	118	114,704
Ellington Financial Mortgage Trust,
Series 2019-02, Class A3, 144A
3.046%(cc)	11/25/59	46	43,300
Series 2021-02, Class A1, 144A
0.931%(cc)	06/25/66	139	110,487
Fannie Mae Connecticut Avenue Securities,
Series 2017-C06, Class 2ED1, 30 Day Average SOFR + 1.114% (Cap N/A, Floor 1.000%)
6.452%(c)	02/25/30	15	15,016
Fannie Mae Interest Strips,
Series 319, Class 2, IO
6.500%	02/25/32	1	114
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2021-DNA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
7.437%(c)	10/25/33	220	220,694
Series 2023-HQA03, Class A1, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 0.000%)
7.187%(c)	11/25/43	903	909,335
FHLMC Whole Loan Securities Trust,
Series 2017-SC01, Class M1, 144A
3.646%(cc)	12/25/46	606	586,699
Flagstar Mortgage Trust,
Series 2018-03INV, Class B3, 144A
4.461%(cc)	05/25/48	4,811	4,337,587
Freddie Mac REMIC,
Series 4623, Class MF, 30 Day Average SOFR + 0.614% (Cap 6.500%, Floor 0.500%)
5.953%(c)	10/15/46	17	17,005
Series 4977, Class IO, IO
4.500%	05/25/50	1,071	206,671
Galton Funding Mortgage Trust,
Series 2018-01, Class A23, 144A
3.500%(cc)	11/25/57	209	189,837
Series 2018-02, Class A22, 144A
4.000%(cc)	10/25/58	183	168,912
Government National Mortgage Assoc.,
Series 2013-24, Class OI, IO
4.000%	02/20/43	151	16,876
Series 2013-82, Class IG, IO
3.500%	05/20/43	465	70,057
Series 2017-184, Class JH
3.000%	12/20/47	12	11,123
Series 2018-08, Class DA
3.000%	11/20/47	152	140,242
Series 2022-63, Class LM
3.500%	10/20/50	1,490	1,264,575
GS Mortgage-Backed Securities Trust,
Series 2014-EB01A, Class 2A1, 144A
4.459%(cc)	07/25/44	23	22,437

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-INV01, Class A14, 144A
2.925%(cc)	10/25/50	1,203	$1,042,678
Series 2021-GR01, Class A4, 144A
2.500%(cc)	11/25/51	1,623	1,294,870
Series 2021-GR02, Class A4, 144A
2.500%(cc)	02/25/52	1,672	1,333,486
JPMorgan Mortgage Trust,
Series 2019-INV03, Class A3, 144A
3.500%(cc)	05/25/50	476	419,024
Series 2020-INV01, Class A03, 144A
3.500%(cc)	08/25/50	403	359,555
Series 2020-INV01, Class A11, 144A, 1 Month SOFR + 0.944% (Cap 6.000%, Floor 0.000%)
6.000%(c)	08/25/50	242	228,612
Series 2020-INV02, Class A03, 144A
3.000%(cc)	10/25/50	193	166,024
Series 2020-INV02, Class A13, 144A
3.000%(cc)	10/25/50	536	460,339
Series 2020-LTV01, Class A3, 144A
3.500%(cc)	06/25/50	77	74,231
MetLife Securitization Trust,
Series 2018-01A, Class A, 144A
3.750%(cc)	03/25/57	197	187,085
Morgan Stanley Residential Mortgage Loan Trust,
Series 2021-02, Class A9, 144A
2.500%(cc)	05/25/51	130	103,884
Series 2023-NQM01, Class A2, 144A
7.530%	09/25/68	723	736,954
OBX Trust,
Series 2019-EXP03, Class 2A2, 144A, 1 Month SOFR + 1.214% (Cap N/A, Floor 0.000%)
6.570%(c)	10/25/59	16	16,150
Series 2020-EXP01, Class 1A8, 144A
3.500%(cc)	02/25/60	55	48,546
Series 2020-EXP01, Class 2A2, 144A, 1 Month SOFR + 1.064% (Cap N/A, Floor 0.000%)
6.420%(c)	02/25/60	28	24,966
Series 2020-EXP02, Class A8, 144A
3.000%(cc)	05/25/60	154	129,987
Series 2023-NQM09, Class A2, 144A
7.513%	10/25/63	190	194,158
Sequoia Mortgage Trust,
Series 2017-05, Class B1, 144A
3.779%(cc)	08/25/47	1,199	1,091,477
Series 2018-CH01, Class A2, 144A
3.500%(cc)	03/25/48	57	51,196
Series 2018-CH02, Class A3, 144A
4.000%(cc)	06/25/48	470	436,338
SG Residential Mortgage Trust,
Series 2019-03, Class A1, 144A
2.703%(cc)	09/25/59	48	46,269
Starwood Mortgage Residential Trust,
Series 2020-INV01, Class A1, 144A
1.027%(cc)	11/25/55	639	581,325
Towd Point Mortgage Trust,
Series 2019-01, Class A1, 144A
3.750%(cc)	03/25/58	112	106,492

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-HY03, Class A1A, 144A, 1 Month SOFR + 1.114% (Cap N/A, Floor 1.000%)
6.470%(c)	10/25/59	460	$462,433
UWM Mortgage Trust,
Series 2021-INV01, Class A15, 144A
2.500%(cc)	08/25/51	4,078	3,253,059
Series 2021-INV02, Class A15, 144A
2.500%(cc)	09/25/51	1,650	1,316,280
Verus Securitization Trust,
Series 2019-INV03, Class A1, 144A
3.692%(cc)	11/25/59	354	343,723
Series 2020-INV01, Class A1, 144A
1.977%(cc)	03/25/60	26	25,349
Series 2020-INV01, Class A3, 144A
3.889%(cc)	03/25/60	405	391,452
Series 2021-01, Class A1, 144A
0.815%(cc)	01/25/66	121	103,687
Series 2021-01, Class A3, 144A
1.155%(cc)	01/25/66	540	463,213
Series 2021-05, Class A2, 144A
1.218%(cc)	09/25/66	965	791,876
Series 2021-07, Class A1, 144A
1.829%(cc)	10/25/66	5,213	4,525,238
Vista Point Securitization Trust,
Series 2020-02, Class A1, 144A
1.475%(cc)	04/25/65	1,077	984,382

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $34,700,863)			36,081,674

SOVEREIGN BONDS — 0.3%
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
3.550%	03/31/32	3,265	3,012,322
Romanian Government International Bond (Romania),
Unsec’d. Notes, 144A
3.000%	02/27/27	4,050	3,766,500

TOTAL SOVEREIGN BONDS (cost $6,391,754)			6,778,822

U.S. GOVERNMENT AGENCY OBLIGATIONS — 26.2%
Federal Home Loan Mortgage Corp.
1.500%	02/01/36	666	581,826
1.500%	02/01/36	1,401	1,224,278
1.500%	04/01/37	1,574	1,367,948
2.000%	08/01/36	1,045	942,277
2.000%	04/01/37	296	264,902
2.000%	05/01/37	107	95,772
2.000%	06/01/37	142	127,314
2.000%	03/01/42	2,775	2,368,267
2.000%	06/01/50	407	338,054
2.000%	07/01/50	329	270,390
2.000%	02/01/51	7,596	6,237,266
2.000%	04/01/51	1,654	1,355,204
2.000%	05/01/51	55	45,826
2.000%	05/01/51	2,286	1,874,690
2.000%	07/01/51	33	27,050

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.000%	12/01/51	3,256	$2,663,538
2.000%	03/01/52	660	547,318
2.000%	03/01/52	7,376	6,027,016
2.000%	04/01/52	1,124	919,010
2.000%	04/01/52	1,335	1,098,352
2.000%	05/01/52	349	288,577
2.500%	07/01/37	194	178,432
2.500%	07/01/37	548	504,504
2.500%	03/01/42	2,260	2,009,807
2.500%	07/01/50	285	245,748
2.500%	07/01/50	2,654	2,276,555
2.500%	10/01/50	442	378,683
2.500%	05/01/51	254	219,171
2.500%	06/01/51	129	110,193
2.500%	06/01/51	981	850,099
2.500%	07/01/51	343	293,889
2.500%	08/01/51	666	569,012
2.500%	08/01/51	2,093	1,782,438
2.500%	01/01/52	5,312	4,552,857
2.500%	02/01/52	166	141,666
2.500%	04/01/52	9,933	8,452,899
2.500%	05/01/52	17,329	14,746,391
2.500%	07/01/52	153	129,875
3.000%	01/01/27	4	4,274
3.000%	02/01/30	13	12,657
3.000%	05/01/30	295	286,377
3.000%	11/01/33	524	495,582
3.000%	02/01/34	518	494,570
3.000%	04/01/34	44	41,511
3.000%	03/01/35	114	108,617
3.000%	11/01/42	14	13,373
3.000%	01/01/43	18	16,267
3.000%	02/01/43	5	4,759
3.000%	02/01/43	12	11,025
3.000%	02/01/43	51	47,062
3.000%	03/01/43	49	45,112
3.000%	03/01/45	7	6,011
3.000%	04/01/45	55	50,518
3.000%	06/01/45	12	11,112
3.000%	06/01/45	85	78,159
3.000%	07/01/45	53	48,556
3.000%	02/01/47	726	658,737
3.000%	02/01/48	8	7,301
3.000%	09/01/49	632	573,352
3.000%	11/01/49	633	570,697
3.000%	02/01/50	242	217,831
3.000%	06/01/50	269	242,602
3.000%	08/01/50	1,149	1,035,335
3.000%	09/01/51	2,942	2,627,851
3.000%	11/01/51	1,995	1,765,409
3.000%	01/01/52	1,487	1,318,790
3.000%	06/01/52	2,687	2,377,541
3.500%	06/01/33	34	33,440
3.500%	02/01/34	75	73,856
3.500%	03/01/42	1	1,291
3.500%	04/01/42	10	9,692
3.500%	04/01/42	104	98,558
3.500%	08/01/42	15	13,770

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	08/01/42	21	$19,473
3.500%	08/01/42	104	98,001
3.500%	09/01/42	1	1,326
3.500%	09/01/42	24	23,103
3.500%	09/01/42	149	140,478
3.500%	10/01/42	4	3,366
3.500%	10/01/42	38	36,063
3.500%	11/01/42	17	16,309
3.500%	12/01/42	229	215,928
3.500%	01/01/43	179	168,973
3.500%	04/01/43	5	4,509
3.500%	04/01/43	22	20,400
3.500%	04/01/43	142	133,840
3.500%	05/01/43	398	375,129
3.500%	07/01/43	27	25,431
3.500%	10/01/43	46	43,400
3.500%	01/01/44	235	221,874
3.500%	03/01/44	289	271,838
3.500%	03/01/45	117	109,863
3.500%	05/01/45	131	122,070
3.500%	06/01/45	26	24,517
3.500%	06/01/45	169	158,134
3.500%	03/01/46	107	100,080
3.500%	12/01/46	1,337	1,247,864
3.500%	01/01/48	2,482	2,319,923
3.500%	03/01/48	973	909,419
3.500%	10/01/49	51	47,786
3.500%	12/01/49	129	120,497
3.500%	01/01/50	993	924,544
3.500%	02/01/50	2,713	2,537,675
3.500%	05/01/51	2,053	1,898,741
4.000%	06/01/33	86	84,678
4.000%	10/01/34	34	33,369
4.000%	08/01/37	1,550	1,526,057
4.000%	05/01/38	190	184,930
4.000%	09/01/40	1	742
4.000%	10/01/40	2	1,911
4.000%	10/01/40	4	3,863
4.000%	10/01/40	11	10,958
4.000%	11/01/40	5	4,626
4.000%	12/01/40	2	1,678
4.000%	12/01/40	122	119,354
4.000%	12/01/40	265	256,624
4.000%	12/01/40	366	357,364
4.000%	02/01/41	13	12,609
4.000%	02/01/41	73	71,465
4.000%	04/01/41	458	446,896
4.000%	10/01/41	26	25,737
4.000%	10/01/41	83	80,837
4.000%	12/01/41	60	58,292
4.000%	02/01/42	196	191,390
4.000%	03/01/42	6	5,918
4.000%	04/01/42	2	2,147
4.000%	04/01/42	8	7,566
4.000%	04/01/42	22	21,670
4.000%	04/01/42	50	48,978
4.000%	06/01/42	8	7,851
4.000%	07/01/42	456	443,847

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	09/01/42	32		$30,948
4.000%	11/01/42	205		199,995
4.000%	05/01/43	35		34,093
4.000%	09/01/43	138		135,110
4.000%	02/01/45	69		67,008
4.000%	05/01/45	24		23,729
4.000%	11/01/45	43		41,856
4.000%	01/01/46	1,463		1,425,147
4.000%	04/01/46	3		3,363
4.000%	04/01/46	8		7,848
4.000%	04/01/46	150		145,293
4.000%	10/01/47	3		2,445
4.000%	04/01/48	4		4,195
4.000%	06/01/48	118		113,841
4.000%	01/01/50	41		38,801
4.000%	02/01/50	2,257		2,170,233
4.500%	09/01/37	154		153,762
4.500%	05/01/39	36		36,368
4.500%	05/01/39	36		36,464
4.500%	06/01/39	23		22,691
4.500%	08/01/39	160		159,587
4.500%	09/01/39	12		11,607
4.500%	10/01/39	4		4,395
4.500%	10/01/39	11		10,742
4.500%	10/01/39	61		61,265
4.500%	10/01/39	215		214,570
4.500%	10/01/39	488		488,013
4.500%	12/01/39	15		14,706
4.500%	03/01/40	30		30,497
4.500%	05/01/40	21		20,534
4.500%	08/01/40	34		34,312
4.500%	08/01/40	54		53,641
4.500%	10/01/40	41		41,102
4.500%	11/01/40	29		29,269
4.500%	01/01/41	53		52,535
4.500%	02/01/41	6		6,482
4.500%	02/01/41	9		8,870
4.500%	02/01/41	9		9,046
4.500%	02/01/41	20		19,656
4.500%	03/01/41	43		42,753
4.500%	04/01/41	68		67,660
4.500%	04/01/41	122		122,292
4.500%	10/01/41	373		372,930
4.500%	01/01/42	19		18,782
4.500%	05/01/42	20		20,093
4.500%	03/01/44	6		5,526
4.500%	03/01/44	16		16,100
4.500%	03/01/44	19		18,384
4.500%	12/01/48	333		328,798
4.500%	05/01/50	139		136,272
4.500%	11/01/52	2,000		1,938,986
4.500%	12/01/52	214		207,443
5.000%	07/01/25	—(r	)	1
5.000%	07/01/33	—(r	)	225
5.000%	11/01/33	1		1,290
5.000%	11/01/33	2		1,568
5.000%	11/01/33	2		2,325
5.000%	11/01/33	3		2,938

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	07/01/35	464		$471,822
5.000%	11/01/35	68		69,383
5.000%	12/01/35	1		770
5.000%	09/01/39	2		2,370
5.000%	04/01/40	4		3,676
5.000%	04/01/40	30		30,541
5.000%	06/01/40	33		33,424
5.000%	07/01/40	4		3,638
5.000%	07/01/40	21		21,561
5.000%	08/01/40	13		13,265
5.000%	08/01/40	37		37,560
5.000%	08/01/40	108		109,647
5.000%	06/01/41	60		61,205
5.000%	07/01/41	4		3,954
5.000%	07/01/41	6		5,768
5.000%	07/01/41	16		16,088
5.000%	07/01/41	21		21,709
5.000%	11/01/52	2,336		2,313,782
5.000%	05/01/53	552		546,705
5.500%	03/01/34	15		15,660
5.500%	07/01/35	10		10,041
5.500%	06/01/36	17		17,950
5.500%	01/01/38	288		297,027
5.500%	06/01/41	105		108,245
5.500%	08/01/53	4,908		4,931,600
6.000%	10/01/32	—(r	)	58
6.000%	03/01/33	3		3,029
6.000%	12/01/33	7		7,445
6.000%	12/01/33	83		86,435
6.000%	06/01/37	1		561
6.000%	01/01/38	3		3,596
6.000%	07/01/38	2		2,213
6.000%	08/01/38	4		4,624
6.500%	08/01/36	5		5,652
6.500%	09/01/39	14		14,663
7.000%	06/01/32	—(r	)	505
7.000%	06/01/32	1		677
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 1.625% (Cap 10.381%, Floor 1.625%)
4.849%(c)	04/01/37	14		14,041
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 1.725% (Cap 10.850%, Floor 1.725%)
5.975%(c)	07/01/35	—(r	)	361
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 1.733% (Cap 10.042%, Floor 1.733%)
4.108%(c)	02/01/37	6		6,106
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 1.750% (Cap 10.072%, Floor 1.750%)
4.125%(c)	02/01/35	2		1,524
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 1.750% (Cap 8.250%, Floor 1.750%)
6.000%(c)	07/01/41	75		76,002
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 1.750% (Cap 8.451%, Floor 1.750%)
5.891%(c)	12/01/40	42		42,725
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 1.785% (Cap 9.785%, Floor 1.785%)
4.035%(c)	02/01/37	—(r	)	248

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 1.823% (Cap 10.023%, Floor 1.823%)
6.073%(c)	03/01/36	2		$1,837
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 1.842% (Cap 10.845%, Floor 1.842%)
4.824%(c)	01/01/37	3		2,756
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 1.915% (Cap 7.679%, Floor 1.915%)
5.731%(c)	10/01/42	12		12,179
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 1.917% (Cap 10.560%, Floor 1.917%)
4.292%(c)	02/01/37	1		1,384
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 1.930% (Cap 10.966%, Floor 1.930%)
6.187%(c)	12/01/36	1		590
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 2.030% (Cap 11.126%, Floor 2.030%)
6.276%(c)	11/01/36	2		2,194
Federal Home Loan Mortgage Corp., 1 Year RFUCCT + 2.220% (Cap 11.100%, Floor 2.220%)
4.558%(c)	02/01/37	2		2,053
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate CMT + 2.250% (Cap 11.385%, Floor 2.250%)
6.340%(c)	10/01/36	—(r	)	316
Federal National Mortgage Assoc.
1.500%	04/01/37	3,005		2,610,176
1.500%	05/01/37	2,923		2,538,714
1.500%	01/01/42	3,122		2,587,313
2.000%	07/01/28	4		4,202
2.000%	05/01/36	381		341,970
2.000%	09/01/36	1,491		1,343,879
2.000%	09/01/36	1,528		1,379,254
2.000%	03/01/37	3,810		3,414,623
2.000%	04/01/37	8,354		7,486,620
2.000%	05/01/37	829		743,295
2.000%	06/01/37	80		71,475
2.000%	08/01/37	1,036		928,449
2.000%	03/01/42	812		693,282
2.000%	04/01/42	4,980		4,251,253
2.000%	08/01/42	210		179,360
2.000%	07/01/50	126		103,800
2.000%	10/01/50	180		149,932
2.000%	10/01/50	1,378		1,133,815
2.000%	11/01/50	105		87,012
2.000%	12/01/50	11,541		9,496,879
2.000%	01/01/51	1,476		1,213,712
2.000%	02/01/51	8,118		6,667,228
2.000%	03/01/51	8,839		7,256,971
2.000%	04/01/51	8,173		6,710,162
2.000%	05/01/51	52		43,369
2.000%	05/01/51	8,516		6,984,783
2.000%	07/01/51	26		21,581
2.000%	07/01/51	50		41,879
2.000%	07/01/51	54		44,555
2.000%	12/01/51	8,195		6,706,827
2.000%	02/01/52	2,157		1,764,875
2.000%	02/01/52	2,777		2,272,262
2.000%	02/01/52	2,942		2,438,023

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.000%	02/01/52	5,511	$4,509,522
2.000%	02/01/52	11,014	9,005,137
2.000%	03/01/52	1,277	1,056,432
2.000%	03/01/52	12,638	10,329,607
2.000%	04/01/52	346	282,870
2.000%	04/01/52	1,657	1,354,489
2.500%	11/01/29	8	7,783
2.500%	05/01/30	13	12,094
2.500%	01/01/31	61	58,023
2.500%	11/01/34	2,065	1,950,832
2.500%	11/01/36	1,895	1,757,035
2.500%	02/01/37	3,951	3,644,613
2.500%	03/01/37	1,082	997,165
2.500%	04/01/37	831	753,439
2.500%	04/01/37	2,284	2,102,218
2.500%	10/01/37	100	90,976
2.500%	07/01/50	1,613	1,392,018
2.500%	09/01/50	1,137	983,346
2.500%	09/01/50	6,706	5,802,564
2.500%	01/01/51	627	537,869
2.500%	02/01/51	630	539,946
2.500%	05/01/51	247	210,796
2.500%	05/01/51	313	269,465
2.500%	05/01/51	404	347,914
2.500%	05/01/51	4,185	3,570,077
2.500%	06/01/51	616	529,791
2.500%	06/01/51	1,060	919,382
2.500%	06/01/51	3,836	3,266,108
2.500%	07/01/51	593	505,563
2.500%	07/01/51	962	819,147
2.500%	08/01/51	187	160,104
2.500%	08/01/51	212	180,876
2.500%	08/01/51	514	440,386
2.500%	08/01/51	2,456	2,102,445
2.500%	08/01/51	6,028	5,178,648
2.500%	10/01/51	4,275	3,665,000
2.500%	10/01/51	5,147	4,418,839
2.500%	01/01/52	683	581,090
2.500%	01/01/52	7,661	6,558,756
2.500%	02/01/52	224	191,518
2.500%	02/01/52	1,314	1,118,611
2.500%	03/01/52	177	151,770
2.500%	03/01/52	461	397,302
3.000%	01/01/27	55	53,613
3.000%	08/01/27	5	4,784
3.000%	08/01/27	5	4,910
3.000%	10/01/27	15	14,330
3.000%	11/01/27	5	4,678
3.000%	12/01/27	2	2,162
3.000%	12/01/27	9	8,482
3.000%	01/01/28	9	8,302
3.000%	02/01/28	7	6,626
3.000%	03/01/28	8	8,206
3.000%	04/01/28	7	6,320
3.000%	05/01/28	9	8,838
3.000%	06/01/28	8	7,926
3.000%	06/01/28	47	45,291
3.000%	07/01/28	9	8,725

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	08/01/28	10	$9,697
3.000%	09/01/28	11	10,298
3.000%	10/01/28	6	6,280
3.000%	11/01/28	177	171,185
3.000%	01/01/29	8	7,279
3.000%	02/01/29	174	167,978
3.000%	03/01/29	13	12,624
3.000%	03/01/30	28	26,561
3.000%	12/01/32	79	75,774
3.000%	03/01/33	30	28,407
3.000%	06/01/33	2	1,839
3.000%	09/01/33	6	5,483
3.000%	12/01/34	33	30,983
3.000%	12/01/34	110	104,128
3.000%	01/01/35	28	26,082
3.000%	01/01/35	184	174,608
3.000%	05/01/35	3,194	3,020,309
3.000%	06/01/35	400	380,192
3.000%	11/01/36	15	13,756
3.000%	11/01/36	60	55,862
3.000%	12/01/36	18	16,487
3.000%	01/01/40	2,245	2,091,181
3.000%	02/01/40	349	325,107
3.000%	04/01/40	141	132,489
3.000%	04/01/40	3,875	3,571,515
3.000%	09/01/42	181	166,632
3.000%	10/01/42	153	140,575
3.000%	10/01/42	416	382,279
3.000%	11/01/42	92	84,705
3.000%	11/01/42	98	89,881
3.000%	01/01/43	18	16,702
3.000%	01/01/43	87	79,598
3.000%	02/01/43	3	2,946
3.000%	02/01/43	5	4,193
3.000%	02/01/43	10	8,755
3.000%	02/01/43	17	15,648
3.000%	02/01/43	20	18,822
3.000%	02/01/43	73	67,450
3.000%	02/01/43	131	120,243
3.000%	03/01/43	107	98,124
3.000%	04/01/43	5	4,818
3.000%	04/01/43	1,822	1,674,976
3.000%	05/01/43	1	715
3.000%	05/01/43	9	8,024
3.000%	05/01/43	13	12,343
3.000%	05/01/43	24	22,303
3.000%	05/01/43	39	36,296
3.000%	05/01/43	68	62,230
3.000%	05/01/43	279	256,092
3.000%	07/01/43	84	76,748
3.000%	08/01/43	30	27,660
3.000%	08/01/43	267	241,594
3.000%	09/01/43	415	381,200
3.000%	02/01/44	35	31,592
3.000%	12/01/44	2	2,122
3.000%	05/01/45	83	76,137
3.000%	08/01/45	206	188,103
3.000%	05/01/46	2,096	1,900,737

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	06/01/46	414	$379,432
3.000%	08/01/46	173	156,520
3.000%	09/01/46	21	18,633
3.000%	10/01/46	93	84,720
3.000%	11/01/46	68	61,902
3.000%	11/01/46	75	68,235
3.000%	11/01/46	92	83,677
3.000%	11/01/46	250	227,500
3.000%	11/01/46	364	329,640
3.000%	11/01/46	685	621,811
3.000%	11/01/46	2,511	2,308,144
3.000%	11/01/46	3,337	3,030,736
3.000%	12/01/46	48	43,735
3.000%	12/01/46	78	70,528
3.000%	12/01/46	78	70,618
3.000%	12/01/46	80	72,311
3.000%	01/01/47	55	49,773
3.000%	01/01/47	1,941	1,760,355
3.000%	02/01/47	111	102,224
3.000%	06/01/47	703	640,079
3.000%	03/01/48	14	12,725
3.000%	08/01/49	632	573,361
3.000%	11/01/49	149	133,005
3.000%	02/01/50	151	135,153
3.000%	02/01/50	262	235,106
3.000%	03/01/50	682	614,220
3.000%	05/01/50	28	25,225
3.000%	05/01/50	10,364	9,283,483
3.000%	07/01/50	135	119,350
3.000%	07/01/50	251	224,375
3.000%	08/01/50	511	454,367
3.000%	08/01/50	735	654,143
3.000%	09/01/50	29	25,765
3.000%	10/01/50	1,389	1,239,336
3.000%	10/01/51	60	54,097
3.000%	02/01/52	2,415	2,136,869
3.000%	04/01/52	4,227	3,740,531
3.500%	07/01/30	21	20,423
3.500%	08/01/30	104	101,442
3.500%	07/01/32	307	295,819
3.500%	08/01/32	92	89,284
3.500%	12/01/33	1,488	1,446,936
3.500%	01/01/34	4	3,754
3.500%	01/01/34	7	6,880
3.500%	01/01/34	16	14,941
3.500%	01/01/34	24	23,209
3.500%	05/01/34	591	575,325
3.500%	07/01/34	27	26,682
3.500%	07/01/34	80	78,558
3.500%	08/01/34	101	98,762
3.500%	02/01/35	73	70,152
3.500%	09/01/37	54	51,324
3.500%	06/01/38	22	21,084
3.500%	10/01/41	6	5,399
3.500%	12/01/41	46	43,808
3.500%	06/01/42	78	73,425
3.500%	06/01/42	160	150,579
3.500%	07/01/42	22	20,692

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	07/01/42	92		$86,796
3.500%	08/01/42	202		189,770
3.500%	09/01/42	360		338,128
3.500%	10/01/42	328		307,869
3.500%	11/01/42	53		49,751
3.500%	01/01/43	57		53,345
3.500%	01/01/43	387		363,137
3.500%	04/01/43	41		38,149
3.500%	05/01/43	537		504,859
3.500%	06/01/43	10		9,844
3.500%	06/01/43	220		206,974
3.500%	06/01/43	229		215,061
3.500%	07/01/43	26		24,094
3.500%	07/01/43	65		61,478
3.500%	07/01/43	85		80,116
3.500%	07/01/43	131		123,276
3.500%	07/01/43	320		301,753
3.500%	08/01/43	58		54,584
3.500%	08/01/43	62		58,498
3.500%	08/01/43	67		63,397
3.500%	09/01/43	30		28,414
3.500%	03/01/44	367		345,493
3.500%	07/01/44	36		34,003
3.500%	04/01/45	—(r	)	371
3.500%	04/01/45	11		10,472
3.500%	04/01/45	47		43,893
3.500%	05/01/45	32		30,355
3.500%	07/01/45	64		59,482
3.500%	09/01/45	63		58,683
3.500%	11/01/45	13		12,003
3.500%	11/01/45	38		35,637
3.500%	12/01/45	117		108,992
3.500%	12/01/45	894		838,346
3.500%	12/01/45	3,496		3,262,423
3.500%	01/01/46	24		22,441
3.500%	01/01/46	317		297,316
3.500%	01/01/46	364		341,531
3.500%	05/01/46	122		114,553
3.500%	06/01/46	422		397,252
3.500%	02/01/47	12		11,638
3.500%	02/01/47	2,077		1,957,354
3.500%	08/01/47	55		51,745
3.500%	09/01/47	27		24,911
3.500%	10/01/47	113		105,802
3.500%	11/01/47	32		29,974
3.500%	12/01/47	4		3,543
3.500%	01/01/48	151		142,595
3.500%	02/01/48	20		19,093
3.500%	02/01/48	654		610,752
3.500%	12/01/48	1,277		1,191,996
3.500%	06/01/49	624		580,951
3.500%	06/01/49	2,276		2,137,589
3.500%	06/01/49	2,685		2,505,765
3.500%	10/01/49	109		101,994
3.500%	05/01/50	160		148,885
3.500%	07/01/50	1,320		1,231,688
3.500%	08/01/50	166		154,152
4.000%	11/01/31	21		20,337

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	07/01/35	817	$808,881
4.000%	11/01/40	36	34,722
4.000%	11/01/40	259	252,761
4.000%	12/01/40	334	320,998
4.000%	01/01/41	41	39,901
4.000%	01/01/41	215	209,191
4.000%	02/01/41	12	11,756
4.000%	02/01/41	23	22,770
4.000%	02/01/41	31	30,059
4.000%	02/01/41	50	48,588
4.000%	02/01/41	131	128,220
4.000%	02/01/41	445	433,865
4.000%	03/01/41	344	335,493
4.000%	04/01/41	115	111,687
4.000%	10/01/41	134	130,495
4.000%	11/01/41	119	115,558
4.000%	01/01/42	10	9,970
4.000%	01/01/42	156	152,175
4.000%	01/01/42	162	157,158
4.000%	02/01/42	21	20,148
4.000%	02/01/42	121	117,481
4.000%	02/01/42	180	175,112
4.000%	08/01/42	450	439,349
4.000%	01/01/43	8	8,002
4.000%	10/01/43	76	74,207
4.000%	03/01/44	115	111,266
4.000%	05/01/45	83	79,777
4.000%	06/01/45	152	144,826
4.000%	07/01/45	43	41,795
4.000%	09/01/45	76	73,060
4.000%	09/01/45	1,517	1,477,376
4.000%	10/01/45	44	42,154
4.000%	10/01/45	4,758	4,628,165
4.000%	11/01/45	5	4,465
4.000%	12/01/45	73	69,943
4.000%	01/01/46	31	29,531
4.000%	03/01/46	10	10,063
4.000%	03/01/46	267	259,516
4.000%	03/01/46	288	280,635
4.000%	07/01/46	30	29,072
4.000%	09/01/46	70	66,849
4.000%	12/01/46	4	4,315
4.000%	02/01/47	1,660	1,600,552
4.000%	10/01/47	53	50,789
4.000%	12/01/47	55	53,016
4.000%	10/01/48	1,050	1,016,077
4.000%	12/01/49	313	300,149
4.000%	10/01/51	852	813,137
4.000%	08/01/52	250	236,890
4.000%	09/01/52	1,128	1,066,672
4.500%	09/01/35	10	10,346
4.500%	03/01/39	76	75,547
4.500%	06/01/39	38	38,017
4.500%	08/01/39	106	106,012
4.500%	09/01/39	124	123,393
4.500%	11/01/39	35	35,223
4.500%	12/01/39	181	180,772
4.500%	12/01/39	425	424,301

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	03/01/40	4	$4,228
4.500%	04/01/40	278	277,721
4.500%	07/01/40	31	30,507
4.500%	08/01/40	22	22,160
4.500%	09/01/40	324	323,338
4.500%	10/01/40	12	12,316
4.500%	11/01/40	475	474,563
4.500%	12/01/40	34	33,756
4.500%	12/01/40	53	53,117
4.500%	12/01/40	231	230,210
4.500%	02/01/41	54	53,750
4.500%	02/01/41	55	55,403
4.500%	02/01/41	81	80,861
4.500%	02/01/41	145	144,431
4.500%	04/01/41	469	468,740
4.500%	05/01/41	6	5,484
4.500%	05/01/41	12	11,955
4.500%	05/01/41	429	428,913
4.500%	06/01/41	35	34,753
4.500%	06/01/41	38	37,468
4.500%	08/01/41	6	6,267
4.500%	10/01/41	6	5,581
4.500%	10/01/41	9	9,352
4.500%	11/01/41	7	6,751
4.500%	11/01/41	140	140,205
4.500%	04/01/42	61	60,597
4.500%	08/01/42	14	13,946
4.500%	09/01/42	10	10,469
4.500%	09/01/42	21	20,944
4.500%	10/01/42	82	82,149
4.500%	09/01/43	24	23,613
4.500%	11/01/43	18	18,242
4.500%	01/01/44	14	13,872
4.500%	01/01/44	38	37,477
4.500%	04/01/44	22	21,645
4.500%	06/01/44	25	24,825
4.500%	10/01/44	77	76,174
4.500%	02/01/45	18	17,776
4.500%	02/01/45	39	38,670
4.500%	10/01/45	47	47,381
4.500%	02/01/46	64	64,258
4.500%	03/01/46	14	13,562
4.500%	03/01/46	65	65,190
4.500%	06/01/46	11	11,377
4.500%	07/01/46	47	46,263
4.500%	11/01/46	26	25,338
4.500%	12/01/46	50	49,627
4.500%	01/01/47	9	8,793
4.500%	01/01/47	14	14,285
4.500%	02/01/47	25	24,379
4.500%	05/01/47	96	95,489
4.500%	11/01/47	740	735,104
4.500%	08/01/48	153	150,823
4.500%	12/01/48	558	549,563
4.500%	09/01/49	2,708	2,668,243
4.500%	11/01/49	5	4,928
4.500%	01/01/50	125	123,199
4.500%	05/01/50	112	109,582

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	07/01/52	596		$577,560
4.500%	08/01/52	1,602		1,553,777
4.500%	10/01/52	559		541,893
4.500%	01/01/53	6,311		6,119,335
5.000%	TBA(tt)	6,860		6,786,577
5.000%	06/01/24	—(r	)	112
5.000%	09/01/25	1		641
5.000%	10/01/33	5		5,289
5.000%	11/01/33	1		1,266
5.000%	11/01/33	1		1,370
5.000%	04/01/34	3		3,104
5.000%	07/01/34	3		3,423
5.000%	10/01/34	2		1,910
5.000%	03/01/35	143		145,484
5.000%	04/01/35	17		16,788
5.000%	04/01/35	161		163,240
5.000%	05/01/35	18		18,749
5.000%	06/01/35	5		5,105
5.000%	06/01/35	9		8,913
5.000%	06/01/35	19		19,590
5.000%	07/01/35	1		1,105
5.000%	07/01/35	4		3,574
5.000%	07/01/35	5		4,823
5.000%	09/01/35	12		12,304
5.000%	10/01/35	30		30,265
5.000%	10/01/35	125		127,521
5.000%	10/01/35	261		264,865
5.000%	03/01/36	46		46,459
5.000%	12/01/36	4		4,237
5.000%	12/01/36	156		158,241
5.000%	07/01/37	3		3,019
5.000%	07/01/37	435		442,202
5.000%	02/01/38	16		16,441
5.000%	05/01/38	112		113,861
5.000%	06/01/39	14		14,230
5.000%	06/01/39	65		66,411
5.000%	06/01/40	52		52,621
5.000%	06/01/40	66		66,735
5.000%	08/01/40	101		102,578
5.000%	04/01/41	204		207,018
5.000%	06/01/41	12		12,029
5.000%	06/01/41	33		33,312
5.000%	07/01/41	80		81,253
5.000%	08/01/41	6		6,501
5.000%	09/01/41	87		88,661
5.000%	01/01/42	114		115,669
5.000%	02/01/42	45		45,809
5.000%	05/01/42	70		71,086
5.000%	07/01/42	156		158,716
5.000%	11/01/44	200		203,227
5.000%	07/01/45	549		558,181
5.000%	12/01/47	1,044		1,061,146
5.000%	02/01/49	601		609,624
5.000%	08/01/52	994		985,107
5.000%	10/01/52	51		50,447
5.000%	07/01/53	774		765,659
5.000%	09/01/53	1,473		1,457,214
5.289%	08/01/41	49		49,274

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	TBA(tt)	3,355		$3,369,154
5.500%	04/01/34	3		2,937
5.500%	09/01/34	61		63,119
5.500%	11/01/34	5		4,860
5.500%	12/01/34	18		18,917
5.500%	02/01/35	6		6,568
5.500%	04/01/35	11		11,524
5.500%	11/01/35	12		11,903
5.500%	11/01/35	59		60,572
5.500%	12/01/35	16		16,112
5.500%	12/01/35	76		78,023
5.500%	01/01/36	2		2,260
5.500%	01/01/36	18		18,524
5.500%	03/01/36	3		2,612
5.500%	03/01/36	3		3,518
5.500%	05/01/36	74		76,134
5.500%	05/01/36	149		153,313
5.500%	07/01/36	335		345,383
5.500%	11/01/36	1		1,371
5.500%	08/01/37	4		3,782
5.500%	08/01/37	16		16,812
5.500%	08/01/37	23		23,647
5.500%	08/01/37	90		93,191
5.500%	08/01/37	157		161,231
5.500%	08/01/37	168		172,683
5.500%	09/01/37	61		63,161
5.500%	02/01/38	23		23,316
5.500%	02/01/38	150		154,304
5.500%	09/01/38	87		89,817
5.500%	04/01/39	48		49,486
5.500%	05/01/39	48		49,869
5.500%	03/01/40	93		95,265
5.500%	09/01/41	1		611
5.500%	09/01/41	144		148,047
5.500%	03/01/53	1,288		1,292,818
5.500%	10/01/53	1,459		1,465,874
6.000%	TBA(tt)	1,235		1,253,911
6.000%	11/01/32	4		3,763
6.000%	03/01/33	4		3,736
6.000%	04/01/33	4		3,676
6.000%	02/01/34	86		89,485
6.000%	08/01/34	3		3,067
6.000%	11/01/34	2		2,481
6.000%	11/01/34	160		166,889
6.000%	04/01/35	3		3,257
6.000%	04/01/35	3		3,452
6.000%	11/01/35	28		29,539
6.000%	12/01/35	5		5,600
6.000%	02/01/36	202		210,765
6.000%	04/01/36	—(r	)	18
6.000%	05/01/36	48		50,124
6.000%	05/01/36	60		62,633
6.000%	06/01/36	6		6,502
6.000%	09/01/36	6		5,993
6.000%	09/01/36	421		438,132
6.000%	11/01/36	13		13,146
6.000%	12/01/36	2		2,346
6.000%	01/01/37	—(r	)	38

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	01/01/37	5		$5,564
6.000%	02/01/37	4		4,406
6.000%	02/01/37	52		54,548
6.000%	03/01/37	23		23,508
6.000%	03/01/37	137		143,230
6.000%	03/01/37	350		365,864
6.000%	05/01/37	—(r	)	104
6.000%	05/01/37	3		2,907
6.000%	06/01/37	6		6,788
6.000%	08/01/37	47		49,330
6.000%	08/01/37	263		274,165
6.000%	10/01/37	5		4,999
6.000%	02/01/38	21		22,216
6.000%	03/01/38	203		211,700
6.000%	04/01/38	8		7,894
6.000%	05/01/38	48		50,429
6.000%	08/01/38	7		6,791
6.000%	09/01/38	9		9,460
6.000%	10/01/38	43		44,816
6.000%	12/01/38	2		2,160
6.000%	04/01/39	3		3,160
6.000%	06/01/39	52		54,654
6.000%	09/01/39	239		248,983
6.000%	10/01/39	65		68,320
6.000%	01/01/40	3		2,755
6.000%	02/01/40	32		32,936
6.000%	10/01/40	56		58,080
6.000%	07/01/41	44		45,785
6.000%	12/01/52	1,281		1,304,007
6.000%	01/01/53	3,039		3,130,322
6.000%	02/01/53	3,238		3,334,864
6.000%	09/01/53	1,282		1,301,644
6.500%	07/01/32	2		1,773
6.500%	07/01/32	15		15,376
6.500%	07/01/32	25		25,912
6.500%	12/01/32	3		2,677
6.500%	12/01/32	6		6,345
6.500%	07/01/35	7		7,340
6.500%	12/01/35	61		64,031
6.500%	07/01/36	1		1,097
6.500%	07/01/36	232		242,467
6.500%	08/01/36	10		10,296
6.500%	08/01/36	42		43,366
6.500%	08/01/36	53		54,400
6.500%	09/01/36	25		25,952
6.500%	09/01/36	104		108,586
6.500%	10/01/36	3		2,915
6.500%	10/01/36	51		53,653
6.500%	11/01/36	2		2,479
6.500%	11/01/36	5		4,835
6.500%	12/01/36	1		1,325
6.500%	10/01/37	2		1,817
6.500%	10/01/37	44		46,284
6.500%	10/01/37	169		179,345
6.500%	08/01/38	18		18,568
6.500%	06/01/39	13		13,665
6.500%	10/01/39	65		68,357
6.500%	05/01/40	60		62,443

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.500%	05/01/40	68		$71,262
6.500%	11/01/53	3,321		3,412,473
6.703%	02/01/39	19		19,803
7.000%	01/01/31	—(r	)	62
7.000%	04/01/32	—(r	)	51
7.000%	04/01/37	15		15,784
Federal National Mortgage Assoc., 1 Year RFUCCT + 1.340% (Cap 11.165%, Floor 1.340%)
3.590%(c)	12/01/35	2		1,531
Federal National Mortgage Assoc., 1 Year RFUCCT + 1.553% (Cap 9.886%, Floor 1.553%)
5.242%(c)	07/01/35	1		1,050
Federal National Mortgage Assoc., 1 Year RFUCCT + 1.584% (Cap 10.387%, Floor 1.584%)
5.330%(c)	12/01/35	4		4,183
Federal National Mortgage Assoc., 1 Year RFUCCT + 1.655% (Cap 11.030%, Floor 1.655%)
5.905%(c)	08/01/37	1		899
Federal National Mortgage Assoc., 1 Year RFUCCT + 1.700% (Cap 10.515%, Floor 1.700%)
5.950%(c)	11/01/37	8		8,226
Federal National Mortgage Assoc., 1 Year RFUCCT + 1.800% (Cap 7.702%, Floor 1.800%)
4.348%(c)	01/01/42	37		37,919
Federal National Mortgage Assoc., 1 Year RFUCCT + 1.806% (Cap 8.520%, Floor 1.806%)
6.048%(c)	12/01/40	61		62,400
Federal National Mortgage Assoc., 1 Year RFUCCT + 1.818% (Cap 7.670%, Floor 1.818%)
4.304%(c)	02/01/42	11		10,963
Federal National Mortgage Assoc., 1 Year RFUCCT + 1.869% (Cap 11.075%, Floor 1.869%)
6.119%(c)	08/01/36	3		2,566
Federal National Mortgage Assoc., 1 Year RFUCCT + 1.892% (Cap 10.733%, Floor 1.892%)
4.779%(c)	12/01/35	1		1,383
Government National Mortgage Assoc.
1.500%	12/20/36	317		273,567
1.500%	01/20/37	412		355,749
1.500%	02/20/37	799		689,997
1.500%	05/20/37	696		601,233
2.000%	03/20/51	2,519		2,132,819
2.000%	07/20/51	7,453		6,311,166
2.000%	08/20/51	14,468		12,251,416
2.000%	01/20/52	2,995		2,533,520
2.000%	03/20/52	2,789		2,359,129
2.500%	08/20/50	1,459		1,278,970
2.500%	08/20/51	1,555		1,359,908
2.500%	10/20/51	15,248		13,333,570
2.500%	11/20/51	3,363		2,940,990
2.500%	12/20/51	3,104		2,714,178
2.500%	03/20/52	3,228		2,821,920
3.000%	10/15/42	16		14,520
3.000%	12/15/42	5		5,005
3.000%	05/15/43	14		12,916
3.000%	06/15/43	2		1,472
3.000%	07/15/43	32		29,583
3.000%	08/20/43	376		346,419

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	09/20/43	356	$327,890
3.000%	01/20/44	38	35,082
3.000%	02/20/44	128	117,691
3.000%	05/20/45	2,164	1,994,004
3.000%	10/20/45	140	128,857
3.000%	05/20/46	60	54,876
3.000%	05/20/46	122	110,910
3.000%	05/20/46	354	325,770
3.000%	06/20/46	88	81,157
3.000%	06/20/46	284	258,175
3.000%	07/20/46	80	72,772
3.000%	07/20/46	125	113,830
3.000%	07/20/46	172	158,082
3.000%	07/20/46	177	161,507
3.000%	07/20/46	366	333,968
3.000%	07/20/46	373	340,062
3.000%	08/20/46	103	94,208
3.000%	08/20/46	162	147,876
3.000%	08/20/46	163	148,593
3.000%	09/20/46	79	71,862
3.000%	09/20/46	91	82,839
3.000%	09/20/46	97	88,980
3.000%	10/20/46	3,025	2,778,466
3.000%	11/20/46	779	714,652
3.000%	08/20/49	230	206,637
3.000%	10/20/49	509	453,219
3.000%	12/20/49	7	6,233
3.000%	01/20/50	11	9,808
3.000%	04/20/50	129	117,103
3.000%	05/20/50	1,001	892,840
3.000%	07/20/50	146	132,746
3.000%	07/20/50	240	209,746
3.000%	05/20/51	1,124	1,020,485
3.000%	06/20/51	876	795,258
3.000%	07/20/51	3,142	2,847,917
3.000%	10/20/51	4,050	3,668,475
3.000%	06/20/52	3,608	3,265,174
3.500%	01/15/42	4	3,920
3.500%	03/20/42	10	9,609
3.500%	05/20/42	15	14,339
3.500%	06/20/42	173	164,098
3.500%	08/20/42	290	275,602
3.500%	11/20/42	6	5,603
3.500%	12/20/42	152	144,348
3.500%	01/20/43	30	28,759
3.500%	02/20/43	10	9,558
3.500%	03/20/43	375	350,522
3.500%	03/20/43	1,744	1,656,531
3.500%	04/20/43	49	46,313
3.500%	05/20/43	193	183,404
3.500%	08/20/43	11	10,492
3.500%	09/20/43	39	36,892
3.500%	10/15/43	17	15,942
3.500%	11/15/43	472	446,002
3.500%	03/20/44	1	1,353
3.500%	10/20/44	57	53,867
3.500%	02/15/45	69	65,030
3.500%	02/20/45	189	177,478

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	07/20/45	110	$104,024
3.500%	10/20/45	6	6,105
3.500%	02/20/46	22	20,229
3.500%	03/20/46	833	785,746
3.500%	04/20/46	11	10,154
3.500%	05/20/46	3	3,279
3.500%	05/20/46	4	3,470
3.500%	05/20/46	5	5,111
3.500%	05/20/46	6	5,993
3.500%	05/20/46	8	7,756
3.500%	05/20/46	11	10,101
3.500%	06/20/46	6	5,721
3.500%	06/20/46	7	6,603
3.500%	06/20/46	8	7,331
3.500%	06/20/46	8	7,793
3.500%	06/20/46	32	29,991
3.500%	06/20/46	2,082	1,962,939
3.500%	07/20/46	189	178,520
3.500%	07/20/46	609	574,437
3.500%	09/20/46	192	180,636
3.500%	10/20/46	2,207	2,080,387
3.500%	11/20/46	108	101,806
3.500%	04/20/47	41	38,202
3.500%	07/20/47	60	56,770
3.500%	12/20/47	1,621	1,529,224
3.500%	02/20/48	66	62,348
3.500%	02/20/48	91	85,877
3.500%	12/20/49	1	945
3.500%	12/20/49	3	2,984
3.500%	12/20/49	4	3,789
3.500%	01/20/50	740	695,626
3.500%	03/20/50	1,428	1,336,985
3.500%	04/20/50	188	176,425
3.500%	05/20/50	284	267,102
3.500%	11/20/50	310	291,206
4.000%	09/20/25	4	4,280
4.000%	11/20/25	10	10,255
4.000%	01/20/26	3	3,145
4.000%	10/20/40	27	26,643
4.000%	02/15/41	3	2,838
4.000%	02/20/41	31	29,942
4.000%	03/15/41	3	2,525
4.000%	03/20/41	121	118,586
4.000%	05/20/41	244	238,950
4.000%	10/15/41	13	12,426
4.000%	10/15/41	49	47,262
4.000%	10/15/41	56	54,979
4.000%	10/20/41	343	336,565
4.000%	11/20/41	47	46,332
4.000%	12/20/41	23	22,547
4.000%	04/20/42	13	12,491
4.000%	09/20/42	23	22,438
4.000%	11/20/42	20	19,305
4.000%	08/20/43	9	8,646
4.000%	01/20/44	42	41,377
4.000%	02/20/44	13	13,103
4.000%	03/20/45	1,330	1,301,301
4.000%	08/20/45	88	85,324

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	09/20/45	938	$912,425
4.000%	01/20/46	22	21,806
4.000%	05/20/46	27	25,926
4.000%	01/15/47	9	8,335
4.000%	01/15/47	10	9,831
4.000%	06/20/47	917	883,924
4.000%	09/20/47	862	831,939
4.000%	01/20/48	303	292,435
4.000%	05/20/49	94	89,857
4.000%	10/20/50	1,895	1,826,823
4.000%	10/20/52	8,408	8,022,250
4.500%	04/20/35	6	5,954
4.500%	05/15/39	3	3,279
4.500%	08/15/39	23	22,923
4.500%	09/15/39	120	119,325
4.500%	09/20/39	1	1,498
4.500%	10/15/39	9	8,535
4.500%	11/15/39	4	4,237
4.500%	11/15/39	7	6,919
4.500%	11/20/39	32	31,924
4.500%	02/15/40	15	14,681
4.500%	02/20/40	280	279,882
4.500%	03/15/40	29	28,754
4.500%	05/20/40	237	237,020
4.500%	06/15/40	1	1,381
4.500%	06/15/40	11	10,984
4.500%	06/15/40	11	11,365
4.500%	06/15/40	40	39,810
4.500%	06/15/40	123	122,532
4.500%	07/15/40	1	1,055
4.500%	07/15/40	4	3,504
4.500%	08/15/40	18	17,868
4.500%	09/15/40	71	70,305
4.500%	09/20/40	132	132,171
4.500%	10/15/40	7	6,708
4.500%	11/20/40	70	69,615
4.500%	01/20/41	14	13,741
4.500%	02/20/41	310	310,417
4.500%	03/15/41	51	50,329
4.500%	03/20/41	351	351,495
4.500%	05/20/41	1	874
4.500%	05/20/41	23	22,927
4.500%	06/20/41	4	3,962
4.500%	07/20/41	43	42,901
4.500%	08/20/41	268	261,880
4.500%	11/20/41	699	698,721
4.500%	02/20/42	1	1,065
4.500%	05/20/42	7	7,015
4.500%	06/20/43	1	1,314
4.500%	06/20/44	1	1,223
4.500%	10/20/44	1	1,190
4.500%	01/20/45	1	1,098
4.500%	09/15/45	205	203,586
4.500%	01/20/46	154	154,422
4.500%	03/20/46	2	1,844
4.500%	05/20/46	1	1,355
4.500%	07/20/46	58	58,540
4.500%	08/20/46	103	102,930

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	09/20/46	87		$85,024
4.500%	01/20/47	226		226,495
4.500%	03/20/47	159		157,652
4.500%	09/20/48	47		45,556
4.500%	09/20/49	375		366,484
4.500%	10/20/52	4,571		4,461,952
4.500%	04/20/53	1,327		1,294,201
5.000%	TBA(tt)	4,335		4,304,525
5.000%	01/20/33	1		704
5.000%	05/20/33	4		4,244
5.000%	11/15/33	2		1,685
5.000%	03/20/34	—(r	)	476
5.000%	05/15/34	99		97,950
5.000%	12/20/34	3		3,404
5.000%	02/20/35	3		2,981
5.000%	03/20/35	2		2,433
5.000%	06/20/35	—(r	)	453
5.000%	08/20/35	2		2,199
5.000%	12/20/35	3		3,048
5.000%	01/20/36	1		866
5.000%	03/20/36	4		4,249
5.000%	04/15/39	3		2,900
5.000%	04/20/39	3		3,364
5.000%	07/20/39	50		50,619
5.000%	08/15/39	4		4,021
5.000%	09/15/39	41		41,767
5.000%	10/15/39	8		8,368
5.000%	10/15/39	27		26,654
5.000%	10/20/39	2		2,526
5.000%	12/15/39	5		5,307
5.000%	01/15/40	4		4,511
5.000%	02/15/40	83		83,379
5.000%	02/15/40	85		85,922
5.000%	04/15/40	36		36,295
5.000%	05/20/40	207		211,127
5.000%	06/15/40	24		23,706
5.000%	06/15/40	36		36,072
5.000%	06/20/40	149		152,159
5.000%	07/15/40	4		3,621
5.000%	08/15/40	8		8,130
5.000%	08/20/40	113		114,922
5.000%	09/15/40	6		5,673
5.000%	09/15/40	6		6,406
5.000%	09/20/40	74		75,677
5.000%	10/20/40	24		24,602
5.000%	11/20/40	13		13,353
5.000%	03/20/41	153		156,138
5.000%	06/20/41	8		8,332
5.000%	08/20/41	171		174,210
5.000%	08/20/42	1		1,387
5.000%	11/20/42	9		9,146
5.000%	06/20/47	184		185,347
5.000%	07/20/47	31		31,327
5.000%	08/20/47	12		12,156
5.000%	10/20/47	21		21,515
5.000%	11/20/47	114		115,020
5.000%	02/20/48	20		19,932
5.000%	04/20/48	74		74,805

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	05/20/48	6		$6,059
5.000%	06/20/48	20		20,482
5.000%	06/20/48	107		107,250
5.000%	09/20/48	716		719,396
5.000%	12/20/48	538		541,230
5.000%	05/20/49	36		36,124
5.000%	06/20/49	892		895,471
5.500%	TBA(tt)	10,015		10,087,008
5.500%	10/20/32	1		524
5.500%	03/20/34	2		1,788
5.500%	01/20/36	340		354,411
5.500%	08/20/38	5		4,957
5.500%	03/20/48	169		174,467
5.500%	04/20/48	131		134,765
5.500%	05/20/48	121		124,241
5.500%	09/20/48	1		1,484
5.500%	10/20/48	36		36,734
5.500%	11/20/48	177		181,328
5.500%	12/20/48	608		623,229
5.500%	01/20/49	149		151,671
5.500%	03/20/49	194		198,390
5.500%	04/20/49	10		10,538
5.500%	06/20/52	272		273,557
5.500%	09/20/52	329		332,129
6.000%	TBA(tt)	5,025		5,109,208
6.000%	12/20/38	527		556,606
6.000%	05/15/40	156		161,365
6.500%	TBA(tt)	2,580		2,640,973
7.000%	02/20/29	7		6,683
8.500%	06/15/26	—	(r)	353

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $558,618,809)				569,727,523

U.S. TREASURY OBLIGATIONS — 35.0%
U.S. Treasury Bonds
1.125%	05/15/40	1,460		941,928
1.750%	08/15/41	19,200		13,374,000
2.000%	11/15/41	100		72,484
3.000%	08/15/52	50,820		41,664,459
3.375%	08/15/42	46,780		41,787,697
3.625%	02/15/53(a)	29,780		27,569,766
3.625%	05/15/53	4,155		3,851,815
3.875%	02/15/43	14,380		13,739,641
4.000%	11/15/42	40,095		39,036,241
4.000%	11/15/52	63,475		62,770,824
4.500%	05/15/38	230		244,447
U.S. Treasury Inflation Indexed Bonds, TIPS
1.375%	07/15/33	44,414		43,105,653
U.S. Treasury Notes
0.625%	08/15/30	67,470		54,756,122
1.250%	08/15/31	2,535		2,099,297
1.375%	11/15/31(a)	60,485		50,249,804
1.500%	01/31/27(k)	18,610		17,281,130
1.500%	02/15/30	8,330		7,259,465
1.875%	02/28/29	4,580		4,153,845
1.875%	02/15/32	685		589,207
3.250%	06/30/27	40,330		39,419,424
4.125%	06/15/26(a)	85,530		85,530,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
4.125%	08/31/30(a)	50,020	$50,668,697
4.500%	07/15/26	33,825	34,144,752
4.625%	09/15/26	65,196	66,107,928
4.625%	10/15/26	61,025	61,945,143

TOTAL U.S. TREASURY OBLIGATIONS (cost $760,051,270)			762,363,769

TOTAL LONG-TERM INVESTMENTS (cost $2,075,718,218)			2,113,583,558

		Shares
SHORT-TERM INVESTMENTS — 14.6%
AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wb)		83,783,779	83,783,779
PGIM Institutional Money Market Fund (cost $233,645,011; includes $232,657,129 of cash collateral for securities on loan)(b)(wb)		233,766,575	233,673,069

TOTAL SHORT-TERM INVESTMENTS (cost $317,428,790)			317,456,848

TOTAL INVESTMENTS—111.8% (cost $2,393,147,008)			2,431,040,406
Liabilities in excess of other assets(z) — (11.8)%			(255,913,158)

NET ASSETS — 100.0%			$2,175,127,248

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $227,992,110; cash collateral of $232,657,129 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(r)	Principal or notional amount is less than $500 par.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $33,405,000 is 1.5% of net assets.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
706	2 Year U.S. Treasury Notes	Mar. 2024	$145,375,328	$980,651
2,781	5 Year U.S. Treasury Notes	Mar. 2024	302,498,937	3,541,793
867	10 Year U.S. Ultra Treasury Notes	Mar. 2024	102,319,551	2,035,164

				6,557,608

Short Position:
959	30 Year U.S. Ultra Treasury Bonds	Mar. 2024	128,116,406	(9,327,543)

				$(2,769,935)

Forward foreign currency exchange contracts outstanding at December 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 02/23/24	BNYM	EUR	530	$578,119	$586,376	$8,257	$—

Credit default swap agreements outstanding at December 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2023(4)	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.IG.41.V1	12/20/28	1.000%(Q)	170,268	0.567%	$2,407,747	$3,359,473	$951,726

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on credit indices - Buy Protection(1):
CMBX.AAA	11/18/64	0.500%(M)	58,183	$813,001	$1,557,204	$(744,203)	MSI
CMBX.AAA	04/17/65	0.500%(M)	5,818	102,249	176,475	(74,226)	MSI

				$915,250	$1,733,679	$(818,429)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2023:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
EUR 118,471	11/20/28	3.049%(A)	6 Month EURIBOR(2)(S)/ 3.861%	$—	$3,428,277	$3,428,277
EUR 121,495	12/14/28	2.678%(A)	6 Month EURIBOR(2)(S)/ 3.861%	—	1,379,393	1,379,393
EUR 25,396	11/20/53	2.843%(A)	6 Month EURIBOR(1)(S)/ 3.861%	—	(2,976,626)	(2,976,626)
EUR 23,675	12/15/53	2.469%(A)	6 Month EURIBOR(1)(S)/ 3.861%	—	(733,709)	(733,709)

				$—	$1,097,335	$1,097,335

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$1,733,679	$—	$—	$(818,429)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
GS	$—	$3,525,871
MSC	—	10,300,891

Total	$—	$13,826,762

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$43,852,400	$—
Collateralized Loan Obligations	—	41,179,312	—
Equipment	—	5,273,594	—
Other	—	28,495,697	—
Student Loans	—	6,718,389	—
Commercial Mortgage-Backed Securities	—	40,957,376	—
Corporate Bonds	—	564,042,874	—
Municipal Bonds	—	8,112,128	—
Residential Mortgage-Backed Securities	—	36,081,674	—
Sovereign Bonds	—	6,778,822	—
U.S. Government Agency Obligations	—	569,727,523	—
U.S. Treasury Obligations	—	762,363,769	—
Short-Term Investments
Affiliated Mutual Funds	317,456,848	—	—

Total	$317,456,848	$2,113,583,558	$—

Other Financial Instruments*
Assets
Futures Contracts	$6,557,608	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	8,257	—
Centrally Cleared Credit Default Swap Agreement	—	951,726	—
OTC Credit Default Swap Agreements	—	915,250	—
Centrally Cleared Interest Rate Swap Agreements	—	4,807,670	—

Total	$6,557,608	$6,682,903	$—

Liabilities
Futures Contracts	$(9,327,543)	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	(3,710,335)	—

Total	$(9,327,543)	$(3,710,335)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

U.S. Treasury Obligations	35.0%
U.S. Government Agency Obligations	26.2
Affiliated Mutual Funds (10.7% represents investments purchased with collateral from securities on loan)	14.6
Banks	8.0
Electric	2.5
Automobiles	2.0
Pharmaceuticals	2.0
Collateralized Loan Obligations	1.9
Healthcare-Services	1.9
Commercial Mortgage-Backed Securities	1.9
Residential Mortgage-Backed Securities	1.7
Real Estate Investment Trusts (REITs)	1.5
Pipelines	1.4
Other	1.3
Telecommunications	1.3
Diversified Financial Services	1.0

Auto Manufacturers	0.9%
Insurance	0.9
Retail	0.6
Media	0.5
Foods	0.4
Municipal Bonds	0.4
Sovereign Bonds	0.3
Student Loans	0.3
Oil & Gas	0.3
Semiconductors	0.3
Agriculture	0.3
Equipment	0.3
Advertising	0.2
Beverages	0.2
Aerospace & Defense	0.2
Healthcare-Products	0.2
Entertainment	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Industry Classification (continued):

Software	0.2%
Internet	0.2
Auto Parts & Equipment	0.1
Lodging	0.1
Real Estate	0.1
Commercial Services	0.1
Toys/Games/Hobbies	0.1
Mining	0.1
Gas	0.1
Computers	0.0	*

Building Materials	0.0	*%
Biotechnology	0.0	*

	111.8
Liabilities in excess of other assets	(11.8)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$951,726	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	1,733,679		—	—
Credit contracts	—	—		Unrealized depreciation on OTC swap agreements	818,429
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	8,257		—	—
Interest rate contracts	Due from/to broker-variation margin futures	6,557,608	*	Due from/to broker-variation margin futures	9,327,543	*
Interest rate contracts	Due from/to broker-variation margin swaps	4,807,670	*	Due from/to broker-variation margin swaps	3,710,335	*

		$14,058,940			$13,856,307

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$352,332
Foreign exchange contracts	—	(62,298)	—
Interest rate contracts	(9,957,654)	—	(1,553,225)

Total	$(9,957,654)	$(62,298)	$(1,200,893)

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2023

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$34,598
Foreign exchange contracts	—	8,257	—
Interest rate contracts	(3,125,955)	—	1,097,335

Total	$(3,125,955)	$8,257	$1,131,933

For the year ended December 31, 2023, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Futures Contracts - Long Positions (1)	$302,668,223

Futures Contracts - Short Positions (1)	141,983,875

Forward Foreign Currency Exchange Contracts - Purchased (2)	16,983,356

Forward Foreign Currency Exchange Contracts - Sold (2)	16,531,657

Interest Rate Swap Agreements (1)	63,816,479

Credit Default Swap Agreements - Buy Protection (1)	29,668,000

Credit Default Swap Agreements - Sell Protection (1)	44,307,200

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2023.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$227,992,110	$(227,992,110)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNYM	$8,257	$—	$8,257	$—	$8,257
MSI	1,733,679	(818,429)	915,250	(915,250)	—

	$1,741,936	$(818,429)	$923,507	$(915,250)	$8,257

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2023

ASSETS
Investments at value, including securities on loan of $227,992,110:
Unaffiliated investments (cost $2,075,718,218)	$2,113,583,558
Affiliated investments (cost $317,428,790)	317,456,848
Dividends and interest receivable	16,185,158
Receivable for investments sold	3,482,176
Premiums paid for OTC swap agreements	1,733,679
Due from broker-variation margin futures	741,657
Due from broker-variation margin swaps	239,765
Unrealized appreciation on OTC forward foreign currency exchange contracts	8,257
Prepaid expenses and other assets	26,879

Total Assets	2,453,457,977

LIABILITIES
Payable to broker for collateral for securities on loan	232,657,129
Payable for investments purchased	43,778,479
Accrued expenses and other liabilities	1,074,285
Unrealized depreciation on OTC swap agreements	818,429
Trustees’ fees payable	1,700
Affiliated transfer agent fee payable	707

Total Liabilities	278,330,729

NET ASSETS	$2,175,127,248

Net assets were comprised of:
Partners’ Equity	$2,175,127,248

Net asset value and redemption price per share, $2,175,127,248 / 201,226,296 outstanding shares of beneficial interest	$10.81

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $9,245 foreign withholding tax)	$99,268,795
Affiliated dividend income	6,110,873
Unaffiliated dividend income	2,318,070
Income from securities lending, net (including affiliated income of $197,223)	198,450

Total income	107,896,188

EXPENSES
Custodian and accounting fees	118,031
Audit fee	68,900
Trustees’ fees	44,000
Professional fees	43,653
Pricing fees	20,176
Insurance expense	15,064
Shareholders’ reports	13,503
Transfer agent’s fees and expenses (including affiliated expense of $4,055)	8,848
Miscellaneous	9,642

Total expenses	341,817

NET INVESTMENT INCOME (LOSS)	107,554,371

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(24,424))	(4,817,992)
Futures transactions	(9,957,654)
Forward currency contract transactions	(62,298)
Swap agreements transactions	(1,200,893)
Foreign currency transactions	(16,976)

(16,055,813)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $13,877)	11,328,232
Futures	(3,125,955)
Forward currency contracts	8,257
Swap agreements	1,131,933
Foreign currencies	136,676

9,479,143

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(6,576,670)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$100,977,701

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	October 26, 2022(a) through December 31, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$107,554,371	$18,060,705
Net realized gain (loss) on investment and foreign currency transactions	(16,055,813)	9,060,743
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	9,479,143	27,018,099

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	100,977,701	54,139,547

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [54,116,982 and 196,806,008 shares, respectively]	558,000,000	1,970,030,000
Portfolio shares purchased [49,694,760 and 1,934 shares, respectively]	(508,000,000)	(20,000)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	50,000,000	1,970,010,000

TOTAL INCREASE (DECREASE)	150,977,701	2,024,149,547
NET ASSETS:
Beginning of period	2,024,149,547	—

End of period	$2,175,127,248	$2,024,149,547

(a)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST T. ROWE PRICE FIXED INCOME CENTRAL PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2023	October 26, 2022(a) through December 31, 2022
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.29	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.53	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.01)	0.20

Total from investment operations	0.52	0.29

Net Asset Value, end of period	$10.81	$10.29

Total Return(c)	5.16%	2.80%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,175	$2,024
Average net assets (in millions)	$2,119	$1,994
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.02%	0.02	%(e)
Expenses before waivers and/or expense reimbursement	0.02%	0.02	%(e)
Net investment income (loss)	5.08%	5.02	%(e)
Portfolio turnover rate(f)(g)	305%	50%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A124

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1. Organization

Advanced Series Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and as of December 31, 2023 consisted of 46 separate portfolios. The information presented in these financial statements pertains only to the 4 portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) together with their investment objective(s). Each Portfolio is a diversified portfolio for purposes of the 1940 Act.

Shares of each Portfolio may be purchased only by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (the “Participating Insurance Companies”). These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios have the following investment objective(s):

Portfolio	Investment Objective(s)
AST J.P. Morgan Fixed Income Central Portfolio (“J.P. Morgan Fixed Income Central”)	The highest total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
AST PGIM Fixed Income Central Portfolio (“PGIM Fixed Income Central”)	The highest total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
AST Target Maturity Central Portfolio (“Target Maturity Central”)	The highest total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
AST T. Rowe Price Fixed Income Central Portfolio (“T. Rowe Price Fixed Income Central”)	The highest total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

2. Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation: Each Portfolio holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Portfolios’ investments are valued daily based on a number of factors, including the type of investment and

B1

whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has approved the Portfolios’ valuation policies and procedures for security valuation and designated AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Portfolio investments. Pursuant to the Board’s oversight, the Investment Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (“ETFs”) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated

B2

derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, of the applicable Portfolios in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

B3

Options: Certain Portfolios purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are

B4

subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolios’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Floating Rate and Other Loans: Certain Portfolios invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Portfolios acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Portfolios generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Portfolios will assume the credit risk of both the borrower and the institution

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selling the participation to the Portfolios.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Portfolio. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadvisor may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

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Payment-In-Kind: Certain Portfolios invested in the open market or received pursuant to debt restructuring securities that pay-in-kind (“PIK”) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have the same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions: Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis, including TBA securities. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: Certain Portfolios entered into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): Certain Portfolios invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolios become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts.

Taxes: For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes,

B7

as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (the Participating Insurance Companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions: Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services subject to the supervision of the Board and in conformity with the stated policies of the Portfolios. The Investment Manager has engaged the firms referenced in the below table as subadvisers for their respective Portfolios. Subadvisory fees are paid by the Investment Manager out of the management fee that it receives from the Portfolios.

Portfolio	Subadviser(s)
J.P. Morgan Fixed Income Central	J.P. Morgan Investment Management Inc. (“J.P. Morgan”)
PGIM Fixed Income Central	PGIM Fixed Income (“PFI”) (a business unit of PGIM, Inc.); PGIM Limited (an indirect, wholly-owned subsidiary of PGIM, Inc.)
Target Maturity Central	PFI; PGIM Limited
T. Rowe Price Fixed Income Central	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Management Fees and Expense Limitations: As noted in the table below, the Investment Manager does not directly charge a management fee to the Portfolios for its services. Rather, the Manager is paid directly based on the assets in each of the Investing Portfolios that invest in the Portfolios listed in the table below. To the extent the subadvisers to the Portfolios are paid subadvisory fees for subadvisory services provided to the Portfolios, the Investment Manager, and not the Portfolios, pays such subadvisory fees.

Any amounts paid or payable by the Portfolios to the Investment Manager if any, under the agreements are reflected in the Statement of Operations. The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below of the Portfolio’s average daily net assets unless otherwise noted. Fees and/or expenses waived and/or reimbursed by the Investment Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Investment Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fee, before any waivers and/or expense reimbursements	Effective Management Fee, after any waivers and/or expense reimbursements
J.P. Morgan Fixed Income Central*	—	—%	—%
PGIM Fixed Income Central**	—	—%	—%
Target Maturity Central***	—	—%	—%
T. Rowe Price Fixed Income Central****	—	—%	—%

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Portfolio	Fee Waivers and/or Expense Limitations

J.P. Morgan Fixed Income Central	contractually limit expenses to 0.05% through June 30, 2024
PGIM Fixed Income Central	contractually limit expenses to 0.05% through June 30, 2024
Target Maturity Central	contractually limit expenses to 0.05% through June 30, 2024
T. Rowe Price Fixed Income Central	contractually limit expenses to 0.05% through June 30, 2024

*

Certain Asset Allocation Portfolios of Advanced Series Trust, subadvised by J.P. Morgan (AA Portfolios) and the AST Investment Grade Bond Portfolio (ASTIG, and together with AA Portfolios, the Investing Portfolios) will invest in the J.P. Morgan Fixed Income Central. The Manager receives a management fee rate for services provided to the Investing Portfolios pursuant to Investment Management Agreement for each of the Investing Portfolios.

**

Certain Asset Allocation Portfolios of Advanced Series Trust, subadvised by PGIM, Inc. and PGIM Limited (AA Portfolios) and the AST Investment Grade Bond Portfolio (ASTIG, and together with AA Portfolios, the Investing Portfolios) will invest in the PGIM Fixed Income Central. The Investment Manager receives a management fee rate for services provided to the Investing Portfolios pursuant to Investment Management Agreement for each of the Investing Portfolios.

***

Each of the “AST Target Maturity Bond Portfolios” (as defined below) invest in Target Maturity Central. The Investment Manager receives a management fee for services provided to Target Maturity Central pursuant to the Investment Management Agreement in place with respect to each of the AST Target Maturity Bond Portfolios. The AST Target Maturity Bond Portfolios are: AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031, AST Bond Portfolio 2032, AST Bond Portfolio 2033 and AST Bond Portfolio 2034.

****

Certain Asset Allocation Portfolios of Advanced Series Trust, subadvised by T. Rowe Price Associates (AA Portfolios) and the AST Investment Grade Bond Portfolio (ASTIG, and together with AA Portfolios, the Investing Portfolios) will invest in the T. Rowe Price Fixed Income Central. The Manager receives a management fee rate for services provided to the Investing Portfolios pursuant to Investment Management Agreement for each of the Investing Portfolios.

AST Investment Services, Inc., PGIM Investments, PGIM, Inc., PFI and PGIM Limited are indirect, wholly-owned subsidiaries of Prudential.

4. Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent and shareholder servicing agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or any Trustee who receives compensation from the Investment Manager, a subadviser or their respective affiliates. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Portfolios bear all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and

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sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the reporting period ended December 31, 2023 no such transactions were entered into by the Portfolios.

b.) Foreign Withholding Tax Reclaims

The Portfolios are considered partnerships for tax purposes rather than regulated investment companies (“RICs”). As a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”).

Prudential instituted a process in consultation with the Trust’s independent trustees to reimburse the affected Portfolios for any excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) or permanent detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable) resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the Statement of Assets and Liabilities and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the Statement of Assets and Liabilities. To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended December 31, 2023, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
J.P. Morgan Fixed Income Central	$1,798,441,492	$1,037,652,023
PGIM Fixed Income Central	13,900,408,742	11,254,139,003
Target Maturity Central	963,278,731	1,054,932,359
T. Rowe Price Fixed Income Central	5,590,331,100	5,671,635,789

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2023, is presented as follows:

J.P. Morgan Fixed Income Central
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$ —	$530,144,666	$439,422,325	$ —	$—	$90,722,341	90,722,341	$2,590,974

PGIM Institutional Money Market Fund(1)(b)(wb)
77,184,733	1,715,848,307	1,524,722,170	68,169	(75,795)	268,303,244	268,410,609	299,488(2)
$77,184,733	$2,245,992,973	$1,964,144,495	$68,169	$(75,795)	$359,025,585		$2,890,462

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PGIM Fixed Income Central
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$ —	$3,276,509,537	$3,134,519,965	$ —	$ —	$141,989,572	141,989,572	$9,804,939

PGIM Institutional Money Market Fund(1)(b)(wb)
67,178,483	1,541,610,724	1,439,758,078	27,917	23,749	169,082,795	169,150,455	297,993(2)
$67,178,483	$4,818,120,261	$4,574,278,043	$27,917	$23,749	$311,072,367		$10,102,932
Target Maturity Central
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$ —	$ 80,928,401	$ 71,018,799	$ —	$ —	$ 9,909,602	9,909,602	$126,395

PGIM Institutional Money Market Fund(1)(b)(wb)
12,353,687	48,939,422	55,072,445	(3,804)	2,272	6,219,132	6,221,620	15,486(2)
$12,353,687	$129,867,823	$126,091,244	$(3,804)	$2,272	$16,128,734		$141,881
T. Rowe Price Fixed Income Central
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$ —	$ 575,424,172	$ 491,640,393	$ —	$ —	$ 83,783,779	83,783,779	$6,110,873

PGIM Institutional Money Market Fund(1)(b)(wb)
65,450,579	1,245,798,696	1,077,565,659	13,877	(24,424)	233,673,069	233,766,575	197,223(2)
$65,450,579	$1,821,222,868	$1,569,206,052	$13,877	$(24,424)	$317,456,848		$6,308,096

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6. Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark-to-market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2023 are subject to

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such review.

7. Borrowings

The Trust, on behalf of the Portfolios, (excluding the J.P. Morgan Fixed Income and the T. Rowe Price Fixed Income Portfolios), along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Portfolios utilized the SCA during the reporting period ended December 31, 2023. The average balance outstanding is for the number of days the Portfolios utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2023
Target Maturity Central	$808,000	6.41%	1	$808,000	$—

8. Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2023, all Portfolios offer only a single share class to investors.

As of December 31, 2023, all shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

Portfolio	Number of Shares	Percentage of Outstanding Shares
J.P. Morgan Fixed Income Central	309,260,767	100.0%
PGIM Fixed Income Central	881,507,274	100.0
Target Maturity Central	48,030,926	100.0
T. Rowe Price Fixed Income Central	201,226,296	100.0

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
J.P. Morgan Fixed Income Central	3	99.9%
PGIM Fixed Income Central	6	98.0
Target Maturity Central	6	90.7
T. Rowe Price Fixed Income Central	2	99.9

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9. Purchases & Redemption In-kind

As of the close of business on January 30, 2023, AST J.P. Morgan Tactical Preservation Portfolio (“J.P. Morgan Tactical Preservation”) settled the purchase into J.P. Morgan Fixed Income Central by delivering portfolio securities and other assets in exchange for shares of J.P. Morgan Fixed Income Central. The following table is a summary of the value of such securities and other assets that were transferred in-kind along with the shares received:

Portfolio	Securities Market Value and Other Assets	Shares Received
J.P. Morgan Tactical Preservation	$944,256,557	91,764,486

As of the close of business on March 14, 2023, AST Capital Growth Asset Allocation Portfolio (“Capital Growth Asset Allocation”) and AST Prudential Growth Allocation Portfolio (“Prudential Growth Allocation”) settled the purchase into PGIM Fixed Income Central by delivering portfolio securities and other assets in exchange for shares of PGIM Fixed Income Central. The following table is a summary of the value of such securities and other assets that were transferred in-kind along with the shares received:

Portfolio	Securities Market Value and Other Assets	Shares Received
Capital Growth Asset Allocation	$80,000,000	7,960,199
Prudential Growth Allocation	255,281,277	25,401,122

	$335,281,277	33,361,321

For U.S. GAAP purposes, the securities and other assets transferred were recorded at fair value, and the historical cost basis of the assets transferred was not carried forward to the Portfolios.

10. Risks of Investing in the Portfolios

Each Portfolio’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio.

Risks	J.P. Morgan Fixed Income Central	PGIM Fixed Income Central	Target Maturity Central	T. Rowe Price Fixed Income Central
Asset-Backed and/or Mortgage-Backed Securities	X	X	X	X
Asset Transfer Program	X	X	X	X
Derivatives	X	X	X	X
Economic and Market Events	X	X	X	X
Expense	X	X	X	X
Fixed Income Securities	X	X	X	X
Fund of Funds	X	X	X	X
High Yield	X	X	X	X
Liquidity and Valuation	X	X	X	X
Market and Management	X	X	X	X
Portfolio Turnover	–	X	X	X
Regulatory	X	X	X	X
Sovereign Debt Securities	X	X	X	X
U.S. Government Securities	X	X	X	X

Asset-Backed and/or Mortgage-Backed Securities Risk: Asset-backed and mortgage-backed securities primarily are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed Income Securities Risk.

Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower

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interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term asset-backed securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.

Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Mortgage-backed securities issued by private non-government entities are subject to the risks that the underlying mortgage borrowers fail to make timely payments of interest and principal and that any guarantee or other structural feature, if present, is insufficient to enable the timely payment of interest and principal on the mortgage-backed securities. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties. Although certain mortgage-backed securities issued by private non-government entities are guaranteed as to timely payment of interest and principal by a government-sponsored entity, the market price for such securities is not guaranteed and will fluctuate. Asset-backed securities backed by sub-prime mortgage loans expose a Portfolio to potentially greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a greater risk of default than conventional mortgage loans.

A Portfolio may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae or Freddie Mac are not backed by the full faith and credit of the U.S. government, and no assurance can be given that the U.S. government would provide financial support to such securities.

Asset Transfer Program Risk: The Portfolios may be used in connection with certain benefit programs under the Contracts. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally require Contract owners to participate in certain specialized algorithmic asset transfer programs under which the Participating Insurance Companies will monitor each Contract owner’s account value and, if necessary, will systematically transfer amounts among investment options. The transfers are based on pre-determined, non-discretionary mathematical formulas which generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made.

As an example of how the asset transfer formulas operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a Contract owner’s account value within the selected investment options) and certain market return scenarios involving “flat” returns over a period of time may cause the Participating Insurance Companies to transfer some or all of such Contract owner’s account value to a fixed income investment option. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are supported by fixed income investments. The formulas may also trigger transfers from a fixed income investment option back to selected equity and other asset allocation options. Under some benefit programs using bond investment options with specific maturities, the transfer formulas may transfer account value among bond investment options with differing maturities based on guarantee calculations, not necessarily market movements. For more information on the benefit programs and asset transfer formulas, please see your Contract prospectus.

These formulas may result in large-scale asset flows into and out of the Portfolios, which, in certain instances, could adversely affect the Portfolios, including their risk profiles, expenses and performance. For example, the asset flows may adversely affect performance by requiring a Portfolio to purchase or sell securities at inopportune times, by otherwise limiting a Subadviser’s ability to fully implement a Portfolio’s investment strategies, or by requiring a Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may cause high turnover, which can result in increased transaction costs. The asset flows may also result in low asset levels and high operating expense ratios for a Portfolio. The asset flows could remove all or substantially all the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the assets flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely affect performance.

Derivatives Risk: A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized

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activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; the price of derivatives may be more volatile than the prices of traditional equity and debt securities; and changes in a derivative’s value may not correlate perfectly with the assets, rates, indices or instruments it is designed to hedge or closely track. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.

Economic and Market Events Risk: Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.

Expense Risk: Your actual cost of investing in a Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” in the Portfolio’s prospectus for a variety of reasons. For example, Portfolio operating expense ratios may be higher than those shown if a Portfolio’s average net assets decrease, fee waivers or expense limitations change, or the Portfolio incurs more expenses than expected. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Portfolio securities can increase expenses.

Fixed Income Securities Risk: Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk. The market price of a fixed-income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, rising inflation, or decreased liquidity due, for example, to market uncertainty about the value of a fixed-income investment (or class of fixed income investments).

Credit risk: Credit risk is the risk that an issuer or guarantor of a security will be unable or unwilling to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able or willing to make required principal and interest payments. The downgrade of the credit of a security held by a Portfolio may decrease its value. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated to lower-rated securities generally will increase the credit risk to which a Portfolio is subject. Information on the ratings issued to debt securities by certain credit rating agencies is included in Appendix I to the Statement of Additional Information (SAI). Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, a Portfolio’s Subadviser may determine which rating it believes best reflects the security’s quality and risk at that time. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. Some, but not all, U.S. government securities are insured or guaranteed by the U.S. government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for U.S. government securities than for other investment-grade securities, the return may be lower.

Liquidity risk: Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all, which could prevent a Portfolio from taking advantage of other investment opportunities. In addition, liquidity risk refers to the risk that a Portfolio may not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, redemption requests by certain large shareholders such as institutional investors, or other reasons. Meeting such redemption requests may cause a Portfolio to have to liquidate portfolio securities at disadvantageous prices or times and/or unfavorable conditions and, thus, could reduce the returns of a Portfolio and dilute remaining investors’ interests. The reduction in dealer market-making capacity in fixed income markets that has occurred in recent years also has the potential to decrease liquidity.

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Interest rate risk: Interest rate risk is the risk that the value of an investment may go down in value when interest rates rise. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Changes in interest rates may also affect the liquidity of a Portfolio’s investments in fixed income securities. Interest rates in the US may increase, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio’s investments. In recent years, the US government began implementing increases to the federal funds interest rate and there may be further rate increases. As interest rates rise, the value of fixed income investments typically decreases and there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation. Decreases in interest rates create the potential for a decrease in income earned by a Portfolio. During periods of very low or negative interest rates, a Portfolio may be unable to maintain positive returns. Very low or negative interest rates may magnify interest rate risk. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates.

Fund of Funds Risk: A Portfolio that is structured as a “fund of funds” invests primarily in a combination of underlying investment companies and other underlying portfolios described in such Portfolio’s Prospectus. In addition to the risks associated with the investment in the underlying portfolios, these Portfolios are subject to the following risks:

•

To the extent that a Portfolio concentrates its assets among underlying portfolios that invest principally in one or several asset classes, a Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, a Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, a Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.

•

The ability of a Portfolio to achieve its investment objective depends on the ability of the selected to achieve their investment objectives. There is a risk that the selected underlying portfolios will underperform relevant markets, relevant indices, or other portfolios with similar investment objectives and strategies underlying portfolios.

•

A Portfolio will incur its pro rata share of the expenses of an underlying portfolio in which the Portfolio invests, such as investment advisory and other management expenses, and shareholders incur the operating expenses of these underlying portfolios.

•

The performance of a Portfolio may be affected by large purchases and redemptions of underlying portfolio shares. For example, large purchases and redemptions may cause an underlying portfolio to hold a greater percentage of its assets in cash than other portfolios pursuing similar strategies, and large redemptions may cause an underlying portfolio to sell assets at inopportune times. underlying portfolios that have experienced significant redemptions may, as a result, have higher expense ratios than other portfolios pursuing similar strategies. The Manager and a Portfolio’s Subadviser(s) seek to minimize the impact of large purchases and redemptions of underlying portfolio shares, but their abilities to do so may be limited.

•

There is a potential conflict of interest between a Portfolio and its Manager and a Portfolio’s Subadviser(s). Because the amount of the management fees to be retained by the Manager and their affiliates may differ depending upon which underlying portfolios are used in connection with a Portfolio, there is a potential conflict of interest for the Manager and a Portfolio’s Subadviser(s) in selecting the underlying portfolios. In addition, the Manager and a Portfolio’s Subadviser(s) may have an incentive to take into account the effect on an underlying portfolio in which the Portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that underlying portfolio. Although the Manager and a Portfolio’s Subadviser(s) take steps to address the potential conflicts of interest, it is possible that the potential conflicts could impact the Portfolios.

High-Yield Risk: Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “high-yield securities” or “junk bonds”) may be subject to greater levels of interest rate, credit, call and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of

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securities. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities at an advantageous time or price. An economic downturn generally leads to a higher non-payment rate, and a high yield investment may lose significant value before a default occurs. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. High-yield securities frequently have redemption features that permit an issuer to repurchase the security from a Portfolio prior to maturity, which may result in the Portfolio having to reinvest the proceeds in other high-yield securities or similar instruments that may pay lower interest rates.

Liquidity and Valuation Risk: The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk: Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Portfolio Turnover Risk: A Subadviser generally does not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, a Subadviser may engage in active and frequent trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or yield differentials. A Portfolio’s turnover rate may be higher than that of other mutual funds due to a Subadviser’s investment strategies and the above-referenced asset transfer programs. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. A Portfolio may experience an increase in its portfolio turnover rate when the Portfolio’s portfolio is modified in connection with a change in investment objective, strategies, or a Subadviser.

Regulatory Risk: The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the “SEC”), and depending on the Portfolio, the Commodity Futures Trading Commission (the “CFTC”). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

Sovereign Debt Securities Risk: Investing in sovereign debt securities exposes a Portfolio to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by a Portfolio. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

U.S. Government Securities Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Further, the U.S. Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any

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controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. Such controversy or uncertainty could, among other things, result in the credit quality rating of the US Government being downgraded and reduced prices of U.S. Treasury securities. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by a Portfolio, which could have a negative impact on the Portfolio. An increase in demand for U.S. Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

11. Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to each Portfolio.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advanced Series Trust and Shareholders of AST J.P. Morgan Fixed Income Central Portfolio, AST PGIM Fixed Income Central Portfolio, AST T. Rowe Price Fixed Income Central Portfolio and AST Target Maturity Central Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the portfolios indicated in the table below (four of the portfolios constituting Advanced Series Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Portfolio	Statements

AST J.P. Morgan Fixed Income Central Portfolio	Statements of changes in net assets for the year ended December 31, 2023 and for the period November 29, 2022 (commencement of operations) through December 31, 2022

AST PGIM Fixed Income Central Portfolio	Statements of changes in net assets for the year ended December 31, 2023 and for the period June 27, 2022 (commencement of operations) through December 31, 2022

AST T. Rowe Price Fixed Income Central Portfolio	Statements of changes in net assets for the year ended December 31, 2023 and for the period October 26, 2022 (commencement of operations) through December 31, 2022

AST Target Maturity Central Portfolio	Statements of changes in net assets for the year ended December 31, 2023 and for the period April 25, 2022 (commencement of operations) through December 31, 2022

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 20, 2024

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

C1

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

Information about the Board Members and the officers of the Trust is set forth below. Board members who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Trust are referred to as “Interested Board Members.” The Board Members oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Board Members
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service

Susan Davenport Austin 1967 No. of Portfolios Overseen: 60

Chief Financial Officer and Chief Operating Officer of Grace Church School (since September 2019); President, Candide Business Advisors, Inc. (since 2011); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014).

Director of NextEra Energy Partners, LP (NYSE: NEP) (since February 2015); Member of the Board of Directors, Hubbard Radio, LLC (since 2011); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; formerly Member of the Board of Directors, The MacDowell Colony (2010-2021).

Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 60

Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.

		Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 60

Chairman of the Board of Fellows of Weill Cornell Medicine (since 2014); Director of Apollo Global Management, Inc. (since 2022); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).

		Formerly Director of the Asia-Pacific Fund, Inc. (2006-2019); formerly Director of Sotheby’s (2014-2019) auction house and art-related finance.	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 60

Trinity Investors (since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).

		None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 60

Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018-June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.

Board of Directors of Willis Towers Watson Public Limited Company (WTW) (since April 2023); Chairman of the Board of Auxadi Holdco, S.L. (since February 2022); Non-Executive Director of Auxadi Holdco, S.L (since November 2020); Non-Executive Director of Stout (since January 2020); formerly Non-Executive Director of Clyde & Co. (January 2020-June 2021); Formerly Non-Executive Chairman (September 2019-January 2021) of Litera Microsystems.

Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 60

Director of ICI Mutual Insurance Company (June 2020-June 2023; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.

		Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

D1

Independent Board Members
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service

Thomas M. O’Brien 1950 No. of Portfolios Overseen: 60

Chairman, Chief Executive Officer and President of Sterling Bancorp (since June 2020); Chairman, Chief Executive Officer and President of Sterling Bank and Trust, F.S.B.; formerly Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (October 2018-March 2020); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Since July 2003

Interested Board Member

Timothy S. Cronin 1965 Number of Portfolios Overseen: 60

Vice President of Prudential Annuities (since May 2003); Senior Vice President of PGIM Investments LLC (since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since March 2006).

		None.	Since October 2009

Officers(a)
Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary

Chief Legal Officer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005
Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006
Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

D2

Officers(a)
Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since March 2021
Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023
Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.

Since June 2022
Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 –July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019
Elyse M. McLaughlin 1974 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019
Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014
Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 –July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

D3

Officers(a)
Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023
Alina Srodecka, CPA 1966 Assistant Treasurer

Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003 – May 2006); formerly Tax Manager at Deloitte & Touché (October 1997 – January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994 – May 1997).

Since June 2017

(a) Excludes Mr. Cronin, an Interested Board Member who also serves as President and Principal Executive Officer of the Trust.

Explanatory Notes to Tables:

Timothy S. Cronin is an Interested Board Member because he is an officer of the Trust and an officer of the Manager.

Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Board Members or Officers. The Independent Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Board Member.

As used in the Officer’ s table, “Prudential” means The Prudential Insurance Company of America.

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Board Member. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Rock ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

D4

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges, and expenses of the portfolios and on the contracts and should be read carefully.

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the appropriate phone number listed below and on the website of the SEC at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling the appropriate phone number listed below, on the website of the SEC at www.sec.gov., and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the SEC a complete listing of portfolio holdings as of its first and third calendar quarter-end, which are publicly available on Form N-PORT. Form N-PORT is available on the SEC’s website at www.sec.gov or call (800) SEC-0330. Additionally, the Trust makes a complete listing of portfolio holdings as of its first and third calendar quarter-end available on its website listed above.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3714

Every year we will send you an updated summary prospectus. We will also send you or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report, and a semiannual report, which contain important financial information about the Portfolios.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semiannual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise. Householding is not yet available on all products. You should be aware that by calling (800) 778-2255, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2024 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen Chipman, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a)  Audit Fees

For the fiscal years ended December 31, 2023 and December 31, 2022, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $2,454,430 and $2,853,987, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2023 and December 31, 2022, fees of $42,167 and $42,857 were billed to the Registrant for services rendered by PwC in connection with matters relating to foreign reclaims attestation paid by Prudential Financial, Inc. and/or its affiliates.

For the fiscal year ended December 31, 2023 and December 31, 2022, fees of $32,000 and $108,000 were billed to the Registrant for services rendered by PwC in connection with N-14 filings and merger support services.

(c) Tax Fees

For the fiscal years ended December 31, 2023 and December 31, 2022: none.

(d) All Other Fees

For the fiscal years ended December 31, 2023 and December 31, 2022: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022
4(b)	0%	0%
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2023 and December 31, 2022 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Advanced Series Trust

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Timothy S. Cronin
Timothy S. Cronin
President and Principal Executive Officer

Date:	February 26, 2024

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer
(Principal Financial Officer)

Date:	February 26, 2024